UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund
•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund

To be filed under the immediately following companion submission of Form N-CSR:

•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Municipal Value Funds
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2020

Asset Allocation Funds

PIMCO Multi-Strategy Alternative Fund

PIMCO Global Core Asset Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(a)	Prior to July 31, 2019, the PIMCO Global Core Asset Allocation Fund was named the PIMCO Global Multi-Asset Fund.
(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO ASSET ALLOCATION FUNDS

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (Cont.)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ASSET ALLOCATION FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Multi-Strategy Alternative Fund and PIMCO Global Core Asset Allocation Fund (formerly PIMCO Global Multi-Asset Fund) (each a “Fund” and collectively, the “Funds”).

The PIMCO Multi-Strategy Alternative Fund will invest at least 75% of its net assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any funds of the PIMCO ETF Trust, an affiliated investment company. The PIMCO Global Core Asset Allocation Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Multi-Strategy Alternative Fund may also invest its respective assets in other affiliated and unaffiliated funds. The PIMCO Global Core Asset Allocation Fund also may invest its respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g.,

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this, if any, report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

6	PIMCO ASSET ALLOCATION FUNDS

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and I-2 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the Funds (Cont.)

perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	Class A	Class C	Diversification Status

PIMCO Multi-Strategy Alternative Fund	12/30/14	12/30/14	12/30/14	12/30/14	—	Diversified

PIMCO Global Core Asset Allocation Fund	10/29/08	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies

8	PIMCO ASSET ALLOCATION FUNDS

relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Multi-Strategy Alternative Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (12/30/14)
PIMCO Multi-Strategy Alternative Fund Institutional Class	(6.49)%	0.61%	0.67%
PIMCO Multi-Strategy Alternative Fund I-2	(6.56)%	0.50%	0.59%
PIMCO Multi-Strategy Alternative Fund Class A	(6.92)%	0.19%	0.29%
PIMCO Multi-Strategy Alternative Fund Class A (adjusted)	(10.41)%	(0.57)%	(0.44)%
3 Month USD LIBOR	2.27%	1.45%	1.39%
Lipper Alternative Multi-Strategy Funds Average	(6.81)%	(1.24)%	(0.32)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 2.28% for Institutional Class shares, 2.38% for I-2 shares, and 2.68% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ASSET ALLOCATION FUNDS

Institutional Class - PXAIX	Class A - PXAAX
I-2 - PXAPX

Top 10 Holdings as of March 31, 2020†§

PIMCO Mortgage Opportunities and Bond Fund	22.2%
PIMCO Dynamic Bond Fund	17.4%
PIMCO Credit Opportunities Bond Fund	13.3%
PIMCO RAE Worldwide Long/Short PLUS Fund	9.8%
PIMCO TRENDS Managed Futures Strategy Fund	3.9%
PIMCO RealEstateRealReturn Strategy Fund	3.6%
PIMCO CommoditiesPLUS® Strategy Fund	3.1%
PIMCO Preferred and Capital Securities Fund	2.0%
Fannie Mae, TBA, 3.000% due 06/01/2040	2.0%
U.S. Treasury Inflation Protected Securities	1.9%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO Multi-Strategy Alternative Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Allocations to opportunistic strategies, specifically to commodities through the PIMCO CommoditiesPLUS Fund detracted from performance, as the fund had negative performance.

»	Allocations to US equity market neutral strategies, via total return swaps that replicate index exposure, detracted from performance as the strategy had negative performance.

»

Allocations to PIMCO global and emerging markets equity market neutral strategies, via total return swaps that replicate index exposure, detracted from performance, as the strategies had negative performance.

»

Allocations to equity long/short strategies, achieved primarily through the equity exposures of the PIMCO RAE Worldwide Long/Short PLUS Fund detracted from performance, as the fund had negative performance.

»	Allocations to credit relative value strategies, achieved primarily through the PIMCO Credit Opportunities Bond Fund detracted from performance, as the fund had negative performance.

»	Allocations to managed futures strategies, achieved primarily through the PIMCO TRENDS Managed Futures Strategy, contributed to performance as this underlying PIMCO Fund had positive performance.

ANNUAL REPORT	MARCH 31, 2020	11

PIMCO Global Core Asset Allocation Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (10/29/08)
PIMCO Global Core Asset Allocation Fund Institutional Class	(9.46)%	1.27%	2.72%	4.20%
PIMCO Global Core Asset Allocation Fund I-2	(9.56)%	1.16%	2.62%	4.10%
PIMCO Global Core Asset Allocation Fund Class A	(9.83)%	0.77%	2.17%	3.64%
PIMCO Global Core Asset Allocation Fund Class A (adjusted)	(14.82)%	(0.36)%	1.59%	3.29%
PIMCO Global Core Asset Allocation Fund Class C	(10.54)%	0.01%	1.40%	2.87%
PIMCO Global Core Asset Allocation Fund Class C (adjusted)	(11.39)%	0.01%	1.40%	2.87%
60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays Global Aggregate USD Hedged Index	(4.02)%	3.35%	5.41%	7.08%
MSCI All Country World Index	(11.26)%	2.85%	5.88%	8.28%
Lipper Alternative Global Macro Funds Average	(7.43)%	(0.26)%	2.18%	3.57%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund expenses), were 1.65% for Institutional Class shares, 1.75% for I-2 shares, 2.10% for Class A shares, and 2.85% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO ASSET ALLOCATION FUNDS

Institutional Class - PGAIX	Class A - PGMAX
I-2 - PGAPX	Class C - PGMCX

Allocation Breakdown as of March 31, 2020†§

Short-Term Instruments‡	27.9%
U.S. Government Agencies	17.9%
Mutual Funds	17.1%
Corporate Bonds & Notes	12.5%
Real Estate Investment Trusts	9.8%
Asset-Backed Securities	5.0%
Sovereign Issues	3.6%
Common Stocks	3.3%
Non-Agency Mortgage-Backed Securities	2.3%
Other	0.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Global Core Asset Allocation Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’ strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. equities detracted from relative performance, as those securities posted negative returns.

»	Overweight exposure to non-Agency residential mortgage-backed securities detracted from relative performance, as those securities generally posted negative returns.

»	Overweight exposure to select emerging market currencies detracted from relative performance, as those currencies generally depreciated in value and posted negative returns.
»	Relative value commodity strategies detracted from relative performance, as commodity futures in the strategy posted negative returns.

»

Relative value real estate investment trust strategies contributed to relative performance, as long exposure to individual real estate investment trusts outperformed short exposure to a passive real estate investment trust index.

»	Underweight exposure to U.S. investment grade corporate bonds contributed to relative performance, as U.S. investment grade corporate spreads increased over the period.

ANNUAL REPORT	MARCH 31, 2020	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ASSET ALLOCATION FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Multi-Strategy Alternative Fund
Institutional Class	$1,000.00	$925.60	$2.26	$1,000.00	$1,022.65	$2.38	0.47%
I-2	1,000.00	925.30	2.74	1,000.00	1,022.15	2.88	0.57
Class A	1,000.00	923.60	4.18	1,000.00	1,020.65	4.39	0.87

PIMCO Global Core Asset Allocation Fund (Consolidated)
Institutional Class	$1,000.00	$891.90	$4.16	$1,000.00	$1,020.60	$4.45	0.88%
I-2	1,000.00	891.60	4.63	1,000.00	1,020.10	4.95	0.98
Class A	1,000.00	890.20	6.28	1,000.00	1,018.35	6.71	1.33
Class C	1,000.00	886.60	9.81	1,000.00	1,014.60	10.48	2.08

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2020	15

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays Global Aggregate USD Hedged Index	The benchmark is a blend of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays Global Aggregate USD Hedged Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ASSET ALLOCATION FUNDS

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ANNUAL REPORT	MARCH 31, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Multi-Strategy Alternative Fund

Institutional Class

03/31/2020	$9.97	$0.33	$(0.96)	$(0.63)	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2019	9.79	0.25	0.16	0.41	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.82	0.33	(0.14)	0.19	(0.17)	0.00	(0.05)	(0.22)

03/31/2017	9.72	0.28	0.24	0.52	(0.40)	0.00	(0.02)	(0.42)

03/31/2016	10.05	0.28	(0.43)	(0.15)	(0.18)	0.00	0.00	(0.18)

I-2

03/31/2020	9.96	0.32	(0.96)	(0.64)	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.78	0.28	0.12	0.40	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.82	0.32	(0.15)	0.17	(0.16)	0.00	(0.05)	(0.21)

03/31/2017	9.72	0.26	0.26	0.52	(0.40)	0.00	(0.02)	(0.42)

03/31/2016	10.06	0.27	(0.44)	(0.17)	(0.17)	0.00	0.00	(0.17)

Class A

03/31/2020	10.02	0.30	(0.98)	(0.68)	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.83	0.14	0.23	0.37	(0.18)	0.00	0.00	(0.18)

03/31/2018	9.87	0.27	(0.12)	0.15	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	9.78	0.23	0.25	0.48	(0.37)	0.00	(0.02)	(0.39)

03/31/2016	10.06	0.17	(0.36)	(0.19)	(0.09)	0.00	0.00	(0.09)

PIMCO Global Core Asset Allocation Fund (Consolidated)

Institutional Class

03/31/2020	$12.58	$0.34	$(1.50)	$(1.16)	$(0.62)	$0.00	$0.00	$(0.62)

03/31/2019	12.55	0.30	0.12	0.42	(0.34)	0.00	(0.05)	(0.39)

03/31/2018	11.77	0.29	0.73	1.02	(0.24)	0.00	0.00	(0.24)

03/31/2017	10.82	0.28	0.92	1.20	(0.25)	0.00	0.00	(0.25)

03/31/2016	11.50	0.36	(1.04)	(0.68)	0.00	0.00	0.00	0.00

I-2

03/31/2020	12.56	0.32	(1.49)	(1.17)	(0.61)	0.00	0.00	(0.61)

03/31/2019	12.53	0.29	0.12	0.41	(0.33)	0.00	(0.05)	(0.38)

03/31/2018	11.75	0.27	0.74	1.01	(0.23)	0.00	0.00	(0.23)

03/31/2017	10.80	0.27	0.92	1.19	(0.24)	0.00	0.00	(0.24)

03/31/2016	11.50	0.35	(1.05)	(0.70)	0.00	0.00	0.00	0.00

18	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.12	(6.49)%	$119,278	0.46%	1.17%	0.44%	1.15%	3.30%	146%

9.97	4.20	101,009	0.36	1.18	0.33	1.15	2.49	148

9.79	1.87	107,982	0.36	1.20	0.32	1.16	3.36	76

9.82	5.44	96,031	0.44	1.17	0.43	1.16	2.83	110

9.72	(1.52)	50,680	0.41	1.15	0.41	1.15	2.84	115

9.11	(6.56)	3,298	0.56	1.27	0.54	1.25	3.21	146

9.96	4.14	6,506	0.46	1.28	0.43	1.25	2.88	148

9.78	1.70	3,420	0.46	1.30	0.42	1.26	3.25	76

9.82	5.37	4,083	0.54	1.27	0.53	1.26	2.63	110

9.72	(1.68)	44	0.51	1.25	0.51	1.25	2.73	115

9.15	(6.92)	2,173	0.86	1.57	0.84	1.55	2.97	146

10.02	3.81	1,894	0.76	1.58	0.73	1.55	1.42	148

9.83	1.44	5,919	0.76	1.60	0.72	1.56	2.71	76

9.87	4.99	864	0.84 (e)	1.57 (e)	0.83 (e)	1.56 (e)	2.29	110

9.78	(1.91)	643	0.81	1.55	0.81	1.55	1.76	115

$10.80	(9.46)%	$121,437	1.13%	1.36%	0.80%	1.03%	2.70%	511%

12.58	3.46	201,102	1.17	1.42	0.77	1.02	2.41	551

12.55	8.67	231,278	1.02	1.23	0.81	1.02	2.31	403

11.77	11.19	290,714	0.89	1.13	0.79	1.03	2.49	327

10.82	(5.91)	365,733	0.80	1.07	0.73	1.00	3.21	380

10.78	(9.56)	34,956	1.23	1.46	0.90	1.13	2.53	511

12.56	3.37	45,560	1.27	1.52	0.87	1.12	2.34	551

12.53	8.59	49,093	1.12	1.33	0.91	1.12	2.20	403

11.75	11.10	47,466	0.99	1.23	0.89	1.13	2.40	327

10.80	(6.09)	71,807	0.90	1.17	0.83	1.10	3.13	380

ANNUAL REPORT	MARCH 31, 2020	19

Financial Highlights (cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Core Asset Allocation Fund (Consolidated) (Cont.)

Class A

03/31/2020	$12.47	$0.27	$(1.47)	$(1.20)	$(0.57)	$0.00	$0.00	$(0.57)

03/31/2019	12.44	0.24	0.13	0.37	(0.29)	0.00	(0.05)	(0.34)

03/31/2018	11.67	0.23	0.73	0.96	(0.19)	0.00	0.00	(0.19)

03/31/2017	10.73	0.22	0.91	1.13	(0.19)	0.00	0.00	(0.19)

03/31/2016	11.48	0.30	(1.05)	(0.75)	0.00	0.00	0.00	0.00

Class C

03/31/2020	12.13	0.19	(1.46)	(1.27)	(0.45)	0.00	0.00	(0.45)

03/31/2019	12.11	0.14	0.13	0.27	(0.20)	0.00	(0.05)	(0.25)

03/31/2018	11.37	0.13	0.71	0.84	(0.10)	0.00	0.00	(0.10)

03/31/2017	10.46	0.13	0.89	1.02	(0.11)	0.00	0.00	(0.11)

03/31/2016	11.28	0.21	(1.03)	(0.82)	0.00	0.00	0.00	0.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

20	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.70	(9.83)%	$85,249	1.58%		1.81%		1.25%		1.48%		2.13%	511%

12.47	3.03	95,828	1.62		1.87		1.22		1.47		1.98	551

12.44	8.21	110,703	1.47		1.68		1.26		1.47		1.85	403

11.67	10.61	97,853	1.42	(e)	1.66	(e)	1.32	(e)	1.56	(e)	1.97	327

10.73	(6.53)	144,398	1.40		1.67		1.33		1.60		2.68	380

10.41	(10.54)	31,859	2.33		2.56		2.00		2.23		1.54	511

12.13	2.27	62,647	2.37		2.62		1.97		2.22		1.20	551

12.11	7.39	85,585	2.22		2.43		2.01		2.22		1.11	403

11.37	9.81	105,531	2.17	(e)	2.41	(e)	2.07	(e)	2.31	(e)	1.21	327

10.46	(7.27)	143,279	2.15		2.42		2.08		2.35		1.91	380

ANNUAL REPORT	MARCH 31, 2020	21

Statement of Assets and Liabilities PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$15,524
Investments in Affiliates	114,092

Financial Derivative Instruments
Exchange-traded or centrally cleared	298
Over the counter	2,704
Cash	87
Deposits with counterparty	1,103
Foreign currency, at value	311
Receivable for investments sold	5,691
Receivable for investments sold on a delayed-delivery basis	1
Receivable for TBA investments sold	12,267
Receivable for Fund shares sold	247
Interest and/or dividends receivable	28
Dividends receivable from Affiliates	148
Reimbursement receivable from PIMCO	74

Total Assets	152,575

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$192

Financial Derivative Instruments
Exchange-traded or centrally cleared	368
Over the counter	3,768
Payable for investments purchased	6,036
Payable for investments in Affiliates purchased	150
Payable for TBA investments purchased	16,039
Deposits from counterparty	825
Payable for Fund shares redeemed	322
Accrued investment advisory fees	113
Accrued supervisory and administrative fees	12
Accrued servicing fees	1

Total Liabilities	27,826

Net Assets	$124,749

Net Assets Consist of:

Paid in capital	$136,808
Distributable earnings (accumulated loss)	(12,059)

Net Assets	$124,749

Cost of investments in securities	$15,087
Cost of investments in Affiliates	$122,329
Cost of foreign currency held	$308
Proceeds received on short sales	$191
Cost or premiums of financial derivative instruments, net	$(13)

* Includes repurchase agreements of:	$799

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$119,278
I-2	3,298
Class A	2,173

Shares Issued and Outstanding:

Institutional Class	13,082
I-2	362
Class A	237

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.12
I-2	9.11
Class A	9.15

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	23

Consolidated Statement of Assets and Liabilities PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$169,692
Investments in Affiliates	95,486

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,372
Over the counter	6,151
Cash	1
Deposits with counterparty	24,144
Foreign currency, at value	1,993
Receivable for investments sold	6,539
Receivable for investments in Affiliates sold	16,092
Receivable for investments sold on a delayed-delivery basis	318
Receivable for TBA investments sold	124,046
Receivable for Fund shares sold	861
Interest and/or dividends receivable	658
Dividends receivable from Affiliates	189
Reimbursement receivable from PIMCO	51

Total Assets	448,593

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$6,346

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,437
Over the counter	5,543
Payable for investments purchased	177
Payable for investments in Affiliates purchased	195
Payable for TBA investments purchased	149,141
Deposits from counterparty	9,649
Payable for Fund shares redeemed	290
Accrued investment advisory fees	224
Accrued supervisory and administrative fees	40
Accrued distribution fees	20
Accrued servicing fees	25
Other liabilities	5

Total Liabilities	175,092

Net Assets	$273,501

Net Assets Consist of:

Paid in capital	$423,396
Distributable earnings (accumulated loss)	(149,895)

Net Assets	$273,501

Cost of investments in securities	$176,322
Cost of investments in Affiliates	$97,955
Cost of foreign currency held	$2,014
Cost or premiums of financial derivative instruments, net	$2,010

* Includes repurchase agreements of:	$19,560

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$121,437
I-2	34,956
Class A	85,249
Class C	31,859

Shares Issued and Outstanding:

Institutional Class	11,240
I-2	3,241
Class A	7,967
Class C	3,060

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.80
I-2	10.78
Class A	10.70
Class C	10.41

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	25

Statement of Operations PIMCO Multi-Strategy Alternative Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$441
Dividends from Investments in Affiliates	4,882
Total Income	5,323

Expenses:

Investment advisory fees	1,482
Supervisory and administrative fees	152
Servicing fees - Class A	6
Trustee fees	1
Interest expense	34
Total Expenses	1,675
Waiver and/or Reimbursement by PIMCO	(1,001)
Net Expenses	674

Net Investment Income (Loss)	4,649

Net Realized Gain (Loss):

Investments in securities	308
Investments in Affiliates	1,758
Exchange-traded or centrally cleared financial derivative instruments	(77)
Over the counter financial derivative instruments	(5,092)
Short sales	(30)
Foreign currency	(27)

Net Realized Gain (Loss)	(3,160)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	373
Investments in Affiliates	(9,799)
Exchange-traded or centrally cleared financial derivative instruments	(250)
Over the counter financial derivative instruments	(886)
Foreign currency assets and liabilities	5

Net Change in Unrealized Appreciation (Depreciation)	(10,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,068)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Core Asset Allocation Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$7,732
Dividends, net of foreign taxes*	1,874
Dividends from Investments in Affiliates	4,353
Total Income	13,959

Expenses:

Investment advisory fees	3,524
Supervisory and administrative fees	608
Distribution fees - Class C	361
Servicing fees - Class A	251
Servicing fees - Class C	120
Trustee fees	2
Interest expense	1,184
Total Expenses	6,050
Waiver and/or Reimbursement by PIMCO	(832)
Net Expenses	5,218

Net Investment Income (Loss)	8,741

Net Realized Gain (Loss):

Investments in securities	2,395
Investments in Affiliates	302
Exchange-traded or centrally cleared financial derivative instruments	(63,333)
Over the counter financial derivative instruments	35,947
Short sales	68
Foreign currency	(1,918)

Net Realized Gain (Loss)	(26,539)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(7,727)
Investments in Affiliates	(3,966)
Exchange-traded or centrally cleared financial derivative instruments	1,663
Over the counter financial derivative instruments	(164)
Foreign currency assets and liabilities	(321)

Net Change in Unrealized Appreciation (Depreciation)	(10,515)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(28,313)

* Foreign tax withholdings - Dividends	$49

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2020	27

Statements of Changes in Net Assets PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,649	$2,567
Net realized gain (loss)	(3,160)	(55)
Net change in unrealized appreciation (depreciation)	(10,557)	1,733

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,068)	4,245

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,966)	(2,039)
I-2	(147)	(137)
Class A	(48)	(39)

Total Distributions(a)	(3,161)	(2,215)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	27,569	(9,942)

Total Increase (Decrease) in Net Assets	15,340	(7,912)

Net Assets:

Beginning of year	109,409	117,321
End of year	$124,749	$109,409

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$8,741	$9,431
Net realized gain (loss)	(26,539)	4,155
Net change in unrealized appreciation (depreciation)	(10,515)	(1,426)

Net Increase (Decrease) in Net Assets Resulting from Operations	(28,313)	12,160

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(7,109)	(5,995)
I-2	(1,990)	(1,239)
Class A	(4,509)	(2,306)
Class C	(1,392)	(1,166)
Class R	N/A	(46	)(a)

Tax basis return of capital
Institutional Class	0	(967)
I-2	0	(206)
Class A	0	(444)
Class C	0	(320)
Class R	N/A	(12	)(a)

Total Distributions(b)	(15,000)	(12,701)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(88,323)	(75,862)

Total Increase (Decrease) in Net Assets	(131,636)	(76,403)

Net Assets:

Beginning of year	405,137	481,540
End of year	$273,501	$405,137

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class R Shares liquidated at the close of business on October 31, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 12.4%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.4%

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~	$200	$176

Deutsche Bank AG
2.868% (US0003M + 1.230%) due 02/27/2023 ~	100	82

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~	100	98

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •	200	212

		568

INDUSTRIALS 0.2%

Woodside Finance Ltd.
4.600% due 05/10/2021	200	199

Total Corporate Bonds & Notes (Cost $812)		767

U.S. GOVERNMENT AGENCIES 3.7%

Fannie Mae, TBA
3.000% due 06/01/2040	2,500	2,613

Uniform Mortgage-Backed Security
3.500% due 06/01/2049	631	668
4.000% due 05/01/2047 - 06/01/2048	77	83

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050	600	619
3.000% due 04/01/2050	100	105
3.500% due 05/01/2050	100	106
4.500% due 05/01/2050	400	430

Total U.S. Government Agencies (Cost $4,578)		4,624

U.S. TREASURY OBLIGATIONS 4.2%

U.S. Treasury Bonds
3.000% due 02/15/2048	300	415
3.000% due 02/15/2049 (i)	200	279

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022	798	786
0.125% due 04/15/2022	318	314
1.000% due 02/15/2049	493	613
1.375% due 02/15/2044	111	142
2.000% due 01/15/2026	520	579

U.S. Treasury Notes
1.750% due 12/31/2024	50	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 02/15/2029	$1,750	$2,047

Total U.S. Treasury Obligations (Cost $4,627)		5,228

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Impac Secured Assets Trust
1.107% due 03/25/2037 ^•	88	81

MortgageIT Trust
1.467% due 12/25/2035 •	103	96

Residential Asset Securitization Trust
6.000% due 04/25/2036 ^	110	72

Residential Funding Mortgage Securities, Inc. Trust
4.367% due 04/25/2037 ~	87	72

Total Non-Agency Mortgage-Backed Securities (Cost $354)		321

ASSET-BACKED SECURITIES 0.4%

Aames Mortgage Investment Trust
1.427% due 04/25/2036 •	182	134

Bear Stearns Asset-Backed Securities Trust
1.997% due 08/25/2037 •	140	111

Countrywide Asset-Backed Certificates
1.097% due 05/25/2037 •	42	42
1.187% due 04/25/2037 •	107	78

GSAMP Trust
1.922% due 03/25/2035 ^•	113	91

Total Asset-Backed Securities (Cost $509)		456

SOVEREIGN ISSUES 0.2%

Argentina Government International Bond
3.750% due 12/31/2038 þ	150	45
5.875% due 01/11/2028	50	14

Saudi Government International Bond
4.000% due 04/17/2025	200	208

Total Sovereign Issues (Cost $352)		267

SHORT-TERM INSTRUMENTS 3.0%

REPURCHASE AGREEMENTS (f) 0.6%
		799

SHORT-TERM NOTES 0.8%

Federal Home Loan Bank
0.170% due 06/15/2020 (b)(c)	$300	300
0.200% due 06/12/2020 (b)(c)	700	700

		1,000

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.6%
0.252% due 04/07/2020 - 09/24/2020 (a)(b)(i)	$2,063	$2,062

Total Short-Term Instruments (Cost $3,855)		3,861

Total Investments in Securities (Cost $15,087)		15,524

	SHARES
INVESTMENTS IN AFFILIATES 91.5%

MUTUAL FUNDS (e) 78.3%

PIMCO CommoditiesPLUS® Strategy Fund	1,206,654	3,970

PIMCO Credit Opportunities Bond Fund	1,897,559	17,211

PIMCO Dynamic Bond Fund	2,264,877	22,626

PIMCO Mortgage Opportunities and Bond Fund	2,772,065	28,746

PIMCO Preferred and Capital Securities Fund	283,223	2,614

PIMCO RAE Worldwide Long/Short PLUS Fund	1,546,409	12,696

PIMCO RealEstateRealReturn Strategy Fund	694,735	4,710

	SHARES	MARKET VALUE (000S)

PIMCO TRENDS Managed Futures Strategy Fund	477,347	$5,070

Total Mutual Funds (Cost $105,809)		97,643

SHORT-TERM INSTRUMENTS 13.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.2%

PIMCO Short-Term Floating NAV Portfolio III	1,674,836	16,449

Total Short-Term Instruments (Cost $16,520)		16,449

Total Investments in Affiliates (Cost $122,329)		114,092

Total Investments 103.9% (Cost $137,416)		$129,616

Financial Derivative Instruments (g)(h) (0.9)% (Cost or Premiums, net $(13))		(1,134)

Other Assets and Liabilities, net (3.0)%		(3,733)

Net Assets 100.0%		$124,749

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Institutional Class Shares of each Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2020	04/01/2020	$ 607	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(623)	$607	$607
MEI	0.580	03/25/2020	04/07/2020	CAD 270	Canada Government Bond 2.750% due 12/01/2048	(192)	192	192

Total Repurchase Agreements						$(815)	$799	$799

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Sovereign Issues (0.2)%
Canada Government Bond	2.750%	12/01/2048	CAD	200	$(191)	$(192)

Total Short Sales (0.2)%					$(191)	$(192)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$607	$0	$0	$0	$607	$(623)	$(16)
MEI	192	0	0	0	192	(192)	0

Master Securities Forward Transaction Agreement
TDM	0	0	0	(192)	(192)	0	(192)

Total Borrowings and Other Financing Transactions	$799	$0	$0	$(192)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $(1) of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(21) at a weighted average interest rate of 2.091%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$112.000	05/22/2020	9	$18	$0	$0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	131.500	05/22/2020	24	24	0	1
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	61	61	1	3
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	210.000	05/22/2020	17	17	0	4
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	290.000	05/22/2020	3	3	0	1

Total Purchased Options					$1	$9

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ GBP 152.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	6	$0	$0	$0	$0
Euro Stoxx 50 DVD Active Contract December Futures	12/2020	65	401	(484)	0	(159)
Euro-Bund 10-Year Bond June Futures	06/2020	1	190	0	3	(2)
Put Options Strike @ EUR 159.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	6	1	1	0	0
U.S. Treasury 10-Year Note June Futures	06/2020	24	3,329	147	0	(4)

				$(336)	$3	$(165)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	9	$(1,983)	$(34)	$0	$0
U.S. Treasury 5-Year Note June Futures	06/2020	15	(1,880)	(62)	1	0
U.S. Treasury 30-Year Bond June Futures	06/2020	19	(3,402)	(235)	31	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	3	(666)	(58)	10	0

				$(389)	$42	$0

Total Futures Contracts				$(725)	$45	$(165)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$485	$27	$(50)	$(23)	$0	$(6)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	98	(6)	0	(6)	0	(1)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	300	(5)	3	(2)	0	(1)

					$16	$(47)	$(31)	$0	$(8)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	5.657%	Maturity	01/02/2023	BRL	3,300	$0	$(8)	$(8)	$0	$0
Pay	1-Year BRL-CDI	5.875	Maturity	01/02/2023		2,100	0	7	7	0	0
Pay	1-Year BRL-CDI	6.280	Maturity	01/02/2023		1,900	0	11	11	0	0
Pay	1-Year BRL-CDI	6.335	Maturity	01/02/2023		2,500	0	15	15	0	0
Pay	1-Year BRL-CDI	8.170	Maturity	01/02/2023		6,000	4	95	99	0	0
Receive	1-Year BRL-CDI	9.835	Maturity	01/02/2023		1,900	(54)	(5)	(59)	0	0
Receive	1-Year BRL-CDI	5.853	Maturity	01/02/2025		500	0	2	2	0	0
Receive	1-Year BRL-CDI	6.238	Maturity	01/02/2025		1,200	0	2	2	0	0
Receive	1-Year BRL-CDI	6.912	Maturity	01/02/2025		1,100	0	(2)	(2)	0	0
Receive(5)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022	CAD	1,300	(14)	(1)	(15)	0	0
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		2,400	(7)	66	59	0	(3)
Receive(5)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		100	(1)	(1)	(2)	0	0
Pay(5)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		4,300	(22)	132	110	0	(16)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		200	7	38	45	0	(4)
Pay	3-Month COP-IBR Compounded-OIS	4.865	Quarterly	12/19/2024	COP	909,400	0	3	3	0	(1)
Pay	3-Month COP-IBR Compounded-OIS	4.870	Quarterly	12/19/2024		1,491,100	1	4	5	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	4.850	Quarterly	01/08/2025		220,100	0	1	1	0	0
Receive	3-Month COP-IBR Compounded-OIS	4.585	Quarterly	02/21/2025		2,365,100	0	0	0	3	0
Receive(5)	3-Month COP-IBR Compounded-OIS	4.710	Quarterly	04/02/2025		1,036,800	0	(1)	(1)	0	(1)
Receive(5)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		$3,500	(46)	0	(46)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		1,100	(61)	(65)	(126)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		1,700	1	(89)	(88)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		100	(6)	(4)	(10)	0	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		300	0	(40)	(40)	0	0
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		4,000	(88)	(65)	(153)	0	0
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		1,000	39	(1)	38	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		200	11	(27)	(16)	0	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		300	5	20	25	0	0
Pay(5)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		300	0	3	3	0	(1)
Pay(5)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		400	0	4	4	0	(1)
Pay(5)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		400	0	4	4	0	(1)
Pay(5)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		1,000	0	11	11	0	(2)
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		2,900	61	72	133	0	(6)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,100	118	(404)	(286)	8	0
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		5,400	(5)	289	284	0	(32)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		200	0	(39)	(39)	6	0
Receive(5)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		600	(110)	12	(98)	13	0
Pay	3-Month ZAR-JIBAR	7.045	Quarterly	06/18/2024	ZAR	20,600	0	30	30	14	0
Receive	3-Month ZAR-JIBAR	6.930	Quarterly	06/19/2024		15,300	0	(19)	(19)	0	(11)
Pay	3-Month ZAR-JIBAR	7.060	Quarterly	11/18/2024		18,400	0	21	21	15	0
Pay	3-Month ZAR-JIBAR	7.065	Quarterly	11/18/2024		13,600	1	15	16	11	0
Pay	3-Month ZAR-JIBAR	7.025	Quarterly	11/19/2024		5,900	0	6	6	5	0
Pay	3-Month ZAR-JIBAR	6.953	Quarterly	12/18/2024		8,500	0	7	7	8	0
Receive	3-Month ZAR-JIBAR	6.860	Quarterly	01/17/2025		17,300	0	(10)	(10)	0	(16)
Pay	3-Month ZAR-JIBAR	6.610	Quarterly	02/19/2025		5,900	0	(1)	(1)	6	0
Pay(5)	6-Month AUD-BBR-BBSW	1.000	Semi-Annual	06/17/2025	AUD	1,500	(2)	21	19	4	0
Pay(5)	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		5,200	23	82	105	35	0
Pay	6-Month CLP-CHILIBOR	2.340	Semi-Annual	01/22/2025	CLP	932,500	0	34	34	1	0
Pay	6-Month CLP-CHILIBOR	2.570	Semi-Annual	12/19/2026		442,300	0	13	13	2	0
Pay	6-Month CLP-CHILIBOR	2.750	Semi-Annual	02/21/2027		92,000	0	4	4	0	0
Receive	6-Month CLP-CHILIBOR	2.347	Semi-Annual	03/31/2027		93,600	0	(1)	(1)	0	0
Receive	6-Month CZK-PRIBOR	1.750	Annual	03/20/2024	CZK	41,800	19	(81)	(62)	2	0
Receive	6-Month CZK-PRIBOR	2.000	Annual	06/19/2024		11,400	(7)	(21)	(28)	0	0
Receive	6-Month CZK-PRIBOR	1.890	Annual	11/15/2024		14,400	(1)	(29)	(30)	1	0
Pay	6-Month CZK-PRIBOR	1.798	Annual	11/29/2024		29,100	(17)	72	55	0	(1)
Pay	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		2,200	0	5	5	0	0
Pay(5)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2022	EUR	1,400	(5)	0	(5)	0	0
Pay(5)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2025		3,800	(78)	20	(58)	0	(1)
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	06/17/2030		5,000	177	(40)	137	6	0
Pay(5)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035		500	0	18	18	0	(2)

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	6-Month EUR-EURIBOR	0.680%	Annual	01/22/2035	EUR	1,000	$9	$27	$36	$0	$(4)
Receive(5)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045		1,100	(10)	(57)	(67)	7	0
Receive(5)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045		500	0	(31)	(31)	3	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	06/17/2050		300	(2)	(5)	(7)	4	0
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050		10	0	0	0	0	0
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		10	0	0	0	0	0
Receive(5)	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2022	GBP	1,300	0	(1)	(1)	0	(1)
Pay(5)	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2022		1,500	(6)	8	2	1	0
Receive(5)	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2025		1,100	14	(13)	1	0	(3)
Pay(5)	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2025		800	(5)	4	(1)	1	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	06/17/2030		5,400	112	(225)	(113)	1	(8)
Pay(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	06/17/2030		300	(1)	7	6	1	0
Receive(5)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045		500	0	(24)	(24)	0	0
Receive(5)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		1,000	(6)	(48)	(54)	0	(1)
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	06/17/2050		200	0	(11)	(11)	0	(1)
Pay(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	06/17/2050		1,000	(136)	193	57	5	0
Pay(5)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		500	0	27	27	1	0
Pay(5)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		1,100	10	55	65	3	0
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024	HUF	472,300	(14)	71	57	0	(14)
Pay	6-Month HUF-BBR	0.648	Annual	08/09/2024		190,200	(2)	(1)	(3)	0	(6)
Pay	6-Month HUF-BBR	0.810	Annual	11/11/2024		128,800	1	(1)	0	0	(4)
Receive	6-Month HUF-BBR	0.790	Annual	12/19/2024		326,500	0	3	3	11	0
Receive	6-Month HUF-BBR	1.050	Annual	12/19/2024		284,300	3	(11)	(8)	9	0
Receive	6-Month HUF-BBR	1.441	Annual	02/21/2025		203,200	0	(15)	(15)	7	0
Receive(5)	6-Month JPY-LIBOR	0.000	Semi-Annual	06/17/2025	JPY	561,300	(6)	(6)	(12)	0	(2)
Receive(5)	6-Month JPY-LIBOR	0.000	Semi-Annual	06/17/2030		403,400	40	(30)	10	0	(6)
Pay	6-Month PLN-WIBOR	2.250	Annual	03/20/2024	PLN	1,800	5	20	25	1	0
Receive	6-Month PLN-WIBOR	2.000	Annual	06/19/2024		1,600	(4)	(19)	(23)	0	(1)
Receive	6-Month PLN-WIBOR	1.665	Annual	12/19/2024		5,000	0	(45)	(45)	0	(2)
Pay	6-Month PLN-WIBOR	1.933	Annual	01/17/2025		3,500	(5)	48	43	2	0
Pay	6-Month PLN-WIBOR	1.813	Annual	02/21/2025		1,300	0	14	14	1	0
Receive	6-Month PLN-WIBOR	0.830	Annual	03/31/2025		400	0	0	0	0	0
Receive(5)	6-Month PLN-WIBOR	0.858	Annual	04/01/2025		600	0	0	0	0	0
Pay	6-Month SGD-SOR	1.475	Semi-Annual	12/18/2024	SGD	300	0	5	5	1	0
Pay	6-Month SGD-SOR	1.488	Semi-Annual	03/18/2025		2,000	0	34	34	8	0
Pay(5)	6-Month SGD-SOR	0.880	Semi-Annual	06/17/2025		700	0	(4)	(4)	0	(4)
Receive	28-Day MXN-TIIE	8.038	Lunar	02/29/2024	MXN	36,200	(17)	(90)	(107)	0	(10)
Receive	28-Day MXN-TIIE	6.785	Lunar	09/11/2024		11,300	0	(10)	(10)	0	(3)
Receive	28-Day MXN-TIIE	6.555	Lunar	11/13/2024		9,400	0	(4)	(4)	0	(3)
Pay	28-Day MXN-TIIE	6.450	Lunar	12/11/2024		14,000	0	3	3	4	0
Pay	28-Day MXN-TIIE	6.590	Lunar	01/13/2025		29,600	0	13	13	9	0
Pay	28-Day MXN-TIIE	6.373	Lunar	02/13/2025		6,000	0	0	0	2	0
Pay	28-Day MXN-TIIE	6.405	Lunar	02/13/2025		4,600	0	0	0	1	0
Pay	28-Day MXN-TIIE	6.435	Lunar	02/13/2025		4,700	0	1	1	1	0
Pay	28-Day MXN-TIIE	6.398	Lunar	02/14/2025		11,900	0	1	1	4	0
Pay	28-Day MXN-TIIE	6.405	Lunar	02/14/2025		9,400	0	1	1	3	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	50	0	(9)	(9)	0	0
Receive	CPURNSA	3.395	Maturity	06/07/2033		$210	(19)	(22)	(41)	0	(1)
Pay	CPURNSA	2.297	Maturity	11/05/2033		530	44	50	94	3	0
Receive	CPURNSA	2.116	Maturity	02/19/2034		1,200	0	(172)	(172)	0	(7)
Pay	CPURNSA	2.218	Maturity	03/05/2034		60	0	10	10	0	0
Pay	CPURNSA	2.219	Maturity	03/05/2034		170	8	19	27	1	0
Receive	CPURNSA	2.206	Maturity	05/03/2034		400	0	(64)	(64)	0	(2)
Pay	CPURNSA	1.875	Maturity	02/05/2035		160	0	17	17	1	0
Receive	CPURNSA	1.718	Maturity	03/03/2035		200	0	(16)	(16)	0	(1)
Pay	CPURNSA	1.528	Maturity	03/30/2035		200	0	9	9	1	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	200	0	10	10	0	0
Pay	UKRPI	3.593	Maturity	11/15/2028		100	0	7	7	0	0
Pay	UKRPI	3.595	Maturity	11/15/2028		200	3	10	13	0	0
Pay	UKRPI	3.480	Maturity	01/15/2030		300	0	8	8	0	0
Receive	UKRPI	3.560	Maturity	11/15/2033		290	2	(35)	(33)	0	(1)
Pay	UKRPI	3.531	Maturity	02/15/2034		600	0	61	61	3	0
Pay	UKRPI	3.540	Maturity	03/15/2034		60	3	3	6	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.611%	Maturity	05/15/2034	GBP	200	$0	$23	$23	$1	$0
Pay	UKRPI	3.288	Maturity	02/15/2035		200	0	4	4	1	0
Receive	UKRPI	3.350	Maturity	02/15/2035		90	0	(3)	(3)	0	(1)
Receive	UKRPI	3.220	Maturity	03/15/2035		140	0	0	0	0	(1)

							$(36)	$(21)	$(57)	$242	$(188)

Total Swap Agreements							$(20)	$(68)	$(88)	$242	$(196)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$9	$45	$244	$298	$0	$(165)	$(203)	$(368)

Cash of $1,103 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $2 and liability of $(7) for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	COP	653,071	$	162	$1	$0
	04/2020	ILS	63		17	0	0
	04/2020	$	208	GBP	161	0	(8)
	04/2020		537	ZAR	8,032	0	(88)

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2020	EUR	124	$	135	$0	$(2)
	05/2020	JPY	12,100		116	3	0
	05/2020	MXN	1,468		77	16	0
	05/2020	$	16	CAD	21	0	(1)
	05/2020		317	EUR	286	0	(1)
	05/2020		1,344	NOK	12,390	0	(152)
	06/2020	AUD	149	$	100	9	0
	06/2020	CHF	97		100	0	(2)
	06/2020	CLP	84,700		100	1	0
	06/2020	CNY	1,204		172	2	0
	06/2020	KRW	918,773		775	19	0
	06/2020	PHP	26,069		512	7	0
	06/2020	RUB	6,638		100	16	0
	06/2020	SGD	23		16	0	0
	06/2020	$	300	IDR	4,552,000	0	(24)
	06/2020		175	INR	13,214	0	(3)
	06/2020		20	SGD	28	0	(1)
BPS	04/2020	BRL	457	EUR	80	0	0
	04/2020	CAD	44	$	30	0	(1)
	04/2020	EUR	95	BRL	457	0	(17)
	04/2020		61	$	69	2	0
	04/2020	GBP	14		18	1	0
	04/2020	$	471	CAD	652	5	(13)
	04/2020		35	EUR	32	0	0
	04/2020		33	GBP	28	2	0
	04/2020		8	HUF	2,579	0	(1)
	04/2020		100	INR	7,722	1	0
	04/2020		12	MXN	311	1	0
	04/2020		490	TRY	3,043	0	(31)
	04/2020		402	TWD	12,096	1	(1)
	04/2020		25	ZAR	384	0	(3)
	05/2020	CAD	18	$	13	0	0
	05/2020	GBP	557		712	20	0
	05/2020	$	223	EUR	203	1	0
	05/2020		134	JPY	14,700	3	0
	05/2020		100	KRW	122,544	1	0
	05/2020		268	NZD	450	0	0
	06/2020	CLP	83,570	$	100	2	0
	06/2020	COP	403,100		100	1	0
	06/2020	INR	10,578		146	9	0
	06/2020	JPY	96,443		900	10	(10)
	06/2020	MXN	2,414		100	0	(1)
	06/2020	NOK	3,978		400	19	(1)
	06/2020	SEK	942		100	5	0
	06/2020	TRY	658		100	2	0
	06/2020	TWD	11,901		400	2	0
	06/2020	$	400	CHF	387	5	(1)
	06/2020		400	EUR	363	5	(3)
	06/2020		506	MXN	9,976	0	(90)
	06/2020	ZAR	1,750	$	100	3	0
BRC	04/2020	GBP	173		211	0	(3)
	05/2020	AUD	1,915		1,254	76	0
	05/2020	$	382	CAD	538	0	0
	05/2020		204	CHF	194	0	(2)
	05/2020		230	GBP	187	3	(1)
	06/2020	GBP	77	$	100	4	0
	06/2020	INR	43,483		600	34	0
	06/2020	PEN	351		100	0	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2020	BRL	798	$	166	$13	$0
	04/2020	CZK	760		30	0	(1)
	04/2020	EUR	1,985		2,177	0	(13)
	04/2020	GBP	8		9	0	(1)
	04/2020	HUF	6,803		21	1	0
	04/2020	MXN	1,122		49	2	0
	04/2020	PEN	1,329		392	5	0
	04/2020	RUB	1,413		23	5	0
	04/2020	$	23	CAD	31	0	(1)
	04/2020		658	COP	2,250,328	0	(105)
	04/2020		19	GBP	16	0	0
	04/2020		6	HUF	1,847	0	0
	04/2020		78	MXN	1,792	0	(2)
	04/2020		491	PEN	1,662	0	(6)
	04/2020		5	TRY	28	0	0
	04/2020		8	ZAR	129	0	(1)
	05/2020	CHF	494	$	519	4	0
	05/2020	GBP	55		65	0	(3)
	05/2020	MXN	3,794		193	34	0
	05/2020	$	79	AUD	133	3	0
	05/2020		22	CAD	30	0	(1)
	05/2020		637	GBP	519	12	(4)
	05/2020		375	JPY	40,900	7	0
	06/2020	JPY	21,355	$	200	1	0
	06/2020	$	100	AUD	167	3	0
	06/2020		100	BRL	441	0	(16)
	06/2020		100	CHF	93	0	(3)
	06/2020		100	PEN	347	1	0
	06/2020		3	RUB	274	0	0
	07/2020	PEN	663	$	191	0	(2)
	07/2020	$	194	PEN	674	2	0
	08/2020	PEN	1,329	$	389	4	0
DUB	04/2020	BRL	2,017		393	5	0
	04/2020	$	388	BRL	2,017	0	0
	05/2020		393		2,017	0	(6)
FBF	06/2020	CHF	96	$	100	0	0
GLM	04/2020	BRL	457	EUR	86	7	0
	04/2020		2,997	$	607	30	0
	04/2020	EUR	80	BRL	457	0	0
	04/2020	MXN	649	$	30	2	0
	04/2020	RUB	300		4	0	0
	04/2020	$	683	BRL	2,997	0	(106)
	04/2020		17	EUR	16	0	0
	04/2020		136	RUB	8,429	0	(29)
	04/2020		43	ZAR	713	0	(3)
	04/2020	ZAR	3,646	$	217	14	0
	05/2020	EUR	86	BRL	457	0	(7)
	05/2020		278	$	304	0	(3)
	05/2020	GBP	60		70	0	(5)
	05/2020	NOK	12,470		1,201	1	0
	05/2020	NZD	292		183	9	0
	05/2020	$	375	AUD	623	8	0
	05/2020		82	RUB	6,570	2	0
	06/2020	AUD	151	$	100	7	0
	06/2020	BRL	503		100	4	0
	06/2020	CLP	650,928		801	39	0
	06/2020	JPY	22,198		200	0	(7)
	06/2020	NOK	925		100	11	0

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2020	PEN	341	$	100	$1	$0
	06/2020	RUB	7,920		100	0	0
	06/2020	$	100	EUR	89	0	(1)
	06/2020		17	INR	1,250	0	(1)
HUS	04/2020	GBP	10	$	12	0	(1)
	04/2020	ILS	68		19	0	(1)
	04/2020	$	913	CLP	765,690	0	(18)
	04/2020		7	EUR	6	0	0
	04/2020		69	MXN	1,712	3	0
	05/2020	AUD	119	$	73	0	0
	05/2020	EUR	78		89	3	0
	05/2020	GBP	177		219	0	(1)
	05/2020	JPY	43,800		407	0	(1)
	05/2020	$	81	EUR	73	1	(1)
	05/2020		731	JPY	78,500	0	0
	06/2020	CNH	139	$	20	0	0
	06/2020	$	389	CNH	2,724	0	(5)
	06/2020		89	INR	6,451	0	(5)
	06/2020		100	MXN	2,137	0	(11)
	06/2020		100	NZD	159	0	(5)
	06/2020		36	SGD	51	0	0
JPM	04/2020	HUF	2,695	$	9	1	0
	04/2020	$	16	HUF	4,830	0	(1)
	04/2020		24	TRY	151	0	(1)
	04/2020		77	ZAR	1,323	0	(3)
	04/2020	ZAR	409	$	26	3	0
	05/2020	CHF	1,096		1,130	0	(11)
	05/2020	$	298	EUR	269	0	(1)
	05/2020		13	GBP	11	1	0
	05/2020		64	JPY	6,700	0	(2)
	06/2020	CNH	1,386	$	195	0	0
	06/2020	IDR	1,636,500		100	1	0
	06/2020	RUB	6,417		100	19	0
	06/2020	SEK	3,026		300	0	(6)
	06/2020	$	400	AUD	655	9	(6)
	06/2020		300	CAD	428	4	0
	06/2020		100	CLP	80,534	0	(6)
	06/2020		300	IDR	4,211,600	0	(45)
	06/2020		1,018	INR	77,207	3	(16)
	06/2020		100	KRW	121,870	0	0
	06/2020		25	MXN	482	0	(5)
	06/2020		100	NOK	1,075	3	0
	06/2020		200	NZD	342	4	0
	06/2020		100	PHP	5,227	1	0
	06/2020		14	SGD	20	0	0
MYI	04/2020		5	TRY	30	0	0
	04/2020		122	ZAR	2,016	0	(9)
	04/2020	ZAR	705	$	43	4	0
	05/2020	NZD	1,768		1,147	92	0
	05/2020	$	1,312	SEK	12,565	0	(41)
	06/2020	IDR	1,031,766	$	74	12	0
	06/2020	SGD	52		36	0	(1)
	06/2020	$	100	IDR	1,393,879	0	(16)
RBC	05/2020		758	JPY	80,700	0	(6)
RYL	05/2020		373	MXN	7,335	0	(66)
	06/2020		480	MYR	2,007	0	(16)
SCX	04/2020		7	EUR	6	0	0
	05/2020	EUR	1,986	$	2,183	0	(12)
	05/2020	$	55	RUB	4,304	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2020	MYR	440	$	101	$0	$(1)
SOG	04/2020	$	27	RUB	2,097	0	0
	05/2020		1		82	0	0
	06/2020		100	GBP	77	0	(4)
	06/2020		100	JPY	11,137	4	0
	06/2020		48	RUB	3,741	0	(1)
	06/2020		13	SGD	19	0	0
SSB	04/2020	CAD	544	$	392	10	(5)
	05/2020	SEK	930		98	4	0
	06/2020	EUR	91		100	0	0
	06/2020	$	100	ZAR	1,535	0	(15)
UAG	04/2020	RUB	315	$	4	0	0
	04/2020	$	7	CZK	180	0	0
	04/2020		3	HUF	949	0	0
	04/2020		79	RUB	6,226	1	0
	05/2020	CAD	2,445	$	1,829	91	0
	05/2020	$	20	JPY	2,200	0	0
	06/2020	RUB	7,618	$	100	3	0
	06/2020	$	200	JPY	21,823	4	0
	06/2020		100	SEK	976	0	(1)

Total Forward Foreign Currency Contracts						$810	$(1,136)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC AUD versus USD	$	0.740	04/08/2020	800	$0	$0
	Call - OTC AUD versus USD		0.730	04/22/2020	750	0	0
	Call - OTC NZD versus USD		0.750	04/28/2020	1,300	0	0
	Put - OTC USD versus CAD	CAD	1.240	04/24/2020	500	0	0

						$0	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	8,500	$21	$23
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	4,300	16	83
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	9,300	37	177
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	2,200	18	165
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	2,300	13	145

							$105	$593

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	$67.500	04/08/2020	2,500	$0	$0

Total Purchased Options					$105	$593

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	600	$(7)	$(14)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	1,100	(14)	(23)
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	40	(1)	(2)
JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	20	(1)	(1)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	1,200	(18)	(185)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	1,200	(13)	(159)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	1,400	(16)	(107)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	3,000	(37)	(239)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	40	(1)	(2)

Total Written Options							$(108)	$(732)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Day INR-MIBOR Compounded-OIS	5.410%	Semi-Annual	12/18/2024	INR	49,000	$0	$21	$21	$0
	Pay	1-Day INR-MIBOR Compounded-OIS	5.545	Semi-Annual	01/20/2025		40,000	0	21	21	0
	Receive	3-Month CNY-CNREPOFIX	2.580	Quarterly	02/20/2025	CNY	3,800	0	(9)	0	(9)
	Pay	3-Month CNY-CNREPOFIX(2)	2.330	Quarterly	06/18/2025		4,200	0	2	2	0
	Pay	3-Month ILS-TELBOR	0.450	Annual	09/19/2024	ILS	1,900	0	1	1	0
	Receive	3-Month ILS-TELBOR	0.433	Annual	01/22/2025		1,800	0	2	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	3-Month ILS-TELBOR	0.420%	Annual	01/23/2025	ILS	1,800	$0	$2	$2	$0
	Receive	3-Month ILS-TELBOR	0.425	Annual	01/23/2025		1,100	0	1	1	0
	Receive	3-Month ILS-TELBOR	0.293	Annual	02/25/2025		400	0	1	1	0
	Pay	3-Month KRW-KORIBOR(2)	0.975	Quarterly	06/18/2025	KRW	698,500	0	(2)	0	(2)
	Receive	3-Month MYR-KLIBOR	3.258	Quarterly	01/17/2025	MYR	1,900	0	(16)	0	(16)
BPS	Pay	3-Month CNY-CNREPOFIX	3.028	Quarterly	12/18/2024	CNY	3,700	0	19	19	0
	Receive	3-Month ILS-TELBOR	0.365	Annual	12/20/2024	ILS	1,200	0	2	2	0
	Pay	3-Month ILS-TELBOR	0.542	Annual	03/31/2025		800	0	0	0	0
	Receive	3-Month MYR-KLIBOR(2)	2.450	Quarterly	06/17/2025	MYR	1,100	0	0	0	0
	Receive	6-Month THB-THBFIX	0.970	Semi-Annual	03/18/2025	THB	14,900	(3)	4	1	0
CBK	Pay	3-Month CNY-CNREPOFIX	2.930	Quarterly	01/20/2025	CNY	3,200	0	15	15	0
	Receive	3-Month ILS-TELBOR	0.367	Annual	12/20/2024	ILS	1,400	0	2	2	0
	Receive	3-Month ILS-TELBOR	0.443	Annual	01/22/2025		5,600	0	5	5	0
	Receive	3-Month MYR-KLIBOR	2.798	Quarterly	03/18/2025	MYR	3,400	0	(14)	0	(14)
	Receive	3-Month MYR-KLIBOR(2)	2.465	Quarterly	06/17/2025		600	0	0	0	0
	Receive	6-Month THB-THBFIX	1.315	Semi-Annual	12/19/2024	THB	22,900	0	(9)	0	(9)
	Pay	6-Month THB-THBFIX(2)	0.973	Semi-Annual	06/17/2025		13,600	0	0	0	0
GLM	Pay	3-Month ILS-TELBOR	0.375	Annual	11/20/2024	ILS	1,300	0	(2)	0	(2)
	Receive	3-Month ILS-TELBOR	0.320	Annual	12/19/2024		2,200	0	5	5	0
	Receive	3-Month ILS-TELBOR	0.319	Annual	02/21/2025		4,400	0	12	12	0
	Receive	3-Month ILS-TELBOR	0.329	Annual	02/24/2025		4,000	0	11	11	0
	Pay	3-Month ILS-TELBOR(2)	0.540	Annual	04/01/2025		2,000	0	0	0	0
	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024	KRW	654,700	10	5	15	0
	Pay	3-Month KRW-KORIBOR	1.373	Quarterly	11/19/2024		949,500	0	12	12	0
	Receive	6-Month THB-THBFIX	0.870	Semi-Annual	03/18/2025	THB	47,000	0	11	11	0
	Pay	6-Month THB-THBFIX(2)	1.035	Semi-Annual	06/17/2025		15,300	0	0	0	0
JPM	Receive	3-Month CNY-CNREPOFIX	2.590	Quarterly	02/20/2025	CNY	3,800	0	(9)	0	(9)
	Pay	3-Month ILS-TELBOR	1.026	Annual	02/19/2024	ILS	6,000	4	37	41	0
	Receive	3-Month ILS-TELBOR	0.345	Annual	12/19/2024		2,200	0	4	4	0

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	3-Month KRW-KORIBOR	1.690%	Quarterly	04/17/2024	KRW	1,903,700	$0	$(43)	$0	$(43)
	Receive	3-Month KRW-KORIBOR	1.358	Quarterly	07/18/2024		1,259,700	(2)	(12)	0	(14)
	Receive	3-Month KRW-KORIBOR	1.453	Quarterly	01/21/2025		612,000	0	(10)	0	(10)
MYC	Receive	1-Day INR-MIBOR Compounded-OIS	5.150	Semi-Annual	02/24/2025	INR	61,200	0	(18)	0	(18)
NGF	Pay	3-Month CNY-CNREPOFIX	2.933	Quarterly	01/20/2025	CNY	2,900	0	14	14	0
	Receive	6-Month THB-THBFIX	1.300	Semi-Annual	01/21/2025	THB	18,000	0	(7)	0	(7)
	Receive	6-Month THB-THBFIX	1.318	Semi-Annual	01/21/2025		24,000	0	(10)	0	(10)
SCX	Receive	3-Month CNY-CNREPOFIX	2.580	Quarterly	02/20/2025	CNY	4,000	0	(10)	0	(10)
	Pay	3-Month KRW-KORIBOR	1.205	Quarterly	02/20/2025	KRW	2,854,000	0	18	18	0

								$9	$56	$238	$(173)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Pay	S&P 500 Total Return Index	2,083	0.912% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	$10,126	$0	$(846)	$0	$(846)
	Receive	CMDSKEWLS Index	8,519	0.250%	Monthly	02/16/2021	1,093	0	(112)	0	(112)
JPM	Receive	JMABFNJ2 Index(5)	29,611	0.000%	Monthly	12/31/2020	2,590	0	0	0	0
	Receive	ERAUSLT Index	42,034	0.892% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	10,083	0	589	589	0
	Receive	JPQIPRL1 Index(6)	23,866	1.501% (1-Month USD-LIBOR less a specified spread)	Monthly	02/10/2021	19,912	0	25	25	0
	Pay	JPQIPRS1 Index(7)	20,436	1.431% (1-Month USD-LIBOR less a specified spread)	Monthly	02/10/2021	16,348	0	(21)	0	(21)
	Receive	JMABDEWE Index(8)	1,248	0.300%	Monthly	02/16/2021	1,333	0	9	9	0
MEI	Receive	MLPIEML1 Index(9)	92,028	2.015% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/27/2020	7,227	0	(14)	0	(14)
	Pay	MLPIEMS1 Index(10)	80,083	0.615% (1-Month USD-LIBOR less a specified spread)	Monthly	07/27/2020	6,329	0	4	4	0
SOG	Receive	ERAUSLT Index	31,127	0.922% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/10/2021	7,467	0	436	436	0
	Pay	S&P 500 Total Return Index	1,807	0.912% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/10/2021	8,784	0	(734)	0	(734)

								$0	$(664)	$1,063	$(1,727)

Total Swap Agreements								$9	$(608)	$1,301	$(1,900)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$74	$0	$51	$125	$(282)	$0	$(27)	$(309)	$(184)	$202	$18
BPS	101	0	22	123	(173)	0	0	(173)	(50)	0	(50)
BRC	117	23	0	140	(8)	(37)	0	(45)	95	(110)	(15)
CBK	97	0	22	119	(159)	0	(23)	(182)	(63)	0	(63)
DUB	5	0	0	5	(6)	0	0	(6)	(1)	0	(1)
GLM	135	0	66	201	(162)	(2)	(2)	(166)	35	(280)	(245)
GST	0	0	0	0	0	0	(958)	(958)	(958)	111	(847)
HUS	7	0	0	7	(49)	0	0	(49)	(42)	0	(42)
JPM	49	0	668	717	(103)	(1)	(97)	(201)	516	(14)	502
MEI	0	0	4	4	0	0	(14)	(14)	(10)	0	(10)
MYC	0	570	0	570	0	(692)	(18)	(710)	(140)	230	90
MYI	108	0	0	108	(67)	0	0	(67)	41	0	41
NGF	0	0	14	14	0	0	(17)	(17)	(3)	0	(3)
RBC	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
RYL	0	0	0	0	(82)	0	0	(82)	(82)	0	(82)
SCX	0	0	18	18	(13)	0	(10)	(23)	(5)	0	(5)
SOG	4	0	436	440	(5)	0	(734)	(739)	(299)	0	(299)
SSB	14	0	0	14	(20)	0	0	(20)	(6)	0	(6)
UAG	99	0	0	99	(1)	0	0	(1)	98	0	98

Total Over the Counter	$810	$593	$1,301	$2,704	$(1,136)	$(732)	$(1,900)	$(3,768)

(i)

Securities with an aggregate market value of $964 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

(5)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Cocoa September 2020 Futures	1.0%	$26
Copper September 2020 Futures	5.0	128
Gold 100 oz. June 2020 Futures	6.0	156
Lead September 2020 Futures	4.5	117
Nickel September 2020 Futures	2.8	71
Platinum July 2020 Futures	3.4	88
Silver May 2020 Futures	3.2	83
Soybeans November 2020 Futures	4.8	124
Zinc September 2020 Futures	2.2	56

Total Long Futures Contracts		$849

Cash	93.9%	$2,432

		$3,281

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	(5.0)%	$(129)
Arabica Coffee September 2020 Futures	(0.9)	(23)
Brent Crude September 2020 Futures	(2.8)	(72)
Corn September 2020 Futures	(5.2)	(135)
Cotton No. 02 December 2020 Futures	(2.2)	(56)
Gas Oil September 2020 Futures	(3.2)	(82)
New York Harbor ULSD September 2020 Futures	(3.2)	(82)
RBOB Gasoline September 2020 Futures	(0.6)	(15)
Wheat September 2020 Futures	(1.2)	(32)
WTI Crude September 2020 Futures	(2.5)	(65)

Total Short Futures Contracts		$(691)

		$2,590

(6)	The following table represents the top 50 individual positions and related values within the total return basket swap as of March 31, 2020:

Referenced Entity	% of Index	Value
Communication Services
Proximus S.A.	0.3%	$60
Quebecor Inc.	0.3	60
Other Communication Services◀	5.9	1,174

Total Communication Services		$1,294

Consumer Discretionary
Target Corp.	0.3%	$60
Other Consumer Discretionary◀	10.5	2,089

Total Consumer Discretionary		$2,149

Consumer Staples
Clorox Co.	0.3%	$60
Colruyt S.A.	0.3	60
Hormel Foods Corp.	0.3	60
JM Smucker Co.	0.3	60
Kellogg Co.	0.3	60
Kimberly-Clark Corp.	0.3	60
MEIJI Holdings Co. Ltd.	0.3	60
Other Consumer Staples◀	6.2	1,234

Total Consumer Staples		$1,654

Energy
Cabot Oil & Gas Corp.	0.4%	$80
Enagas S.A.	0.3	60
Total S.A.	0.3	60
Other Energy◀	3.3	657

Total Energy		$857

Referenced Entity	% of Index	Value
Financials
Bank Leumi Le-Israel BM	0.3%	$60
Direct Line Insurance Group PLC	0.3	60
Hang Seng Bank Ltd.	0.3	60
Singapore Exchange Ltd.	0.3	60
Other Financials◀	13.3	2,646

Total Financials		$2,886

Health Care
BioMerieux	0.4%	$80
Humana, Inc.	0.3	60
Johnson & Johnson	0.3	60
Merck & Co., Inc.	0.3	60
Novartis AG	0.3	60
Orion Oyj ‘B’	0.3	60
Roche Holding AG	0.3	60
Siemens Healthineers AG	0.3	60
Smith & Nephew PLC	0.3	60
UnitedHealth Group, Inc.	0.3	60
Other Health Care◀	7.2	1,432

Total Health Care		$2,052

Industrials
3M Co.	0.3%	$60
Alstom S.A.	0.3	60
Cummins, Inc.	0.3	60
Geberit AG	0.3	60
Kone Oyj ‘B’	0.3	60
RELX PLC	0.3	60
Wolters Kluwer NV	0.3	60
Other Industrials◀	13.9	2,766

Total Industrials		$3,186

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Referenced Entity	% of Index	Value
Information Technology
Check Point Software Technologies Ltd.	0.3%	$60
Cisco Systems, Inc.	0.3	60
Citrix Systems, Inc.	0.3	60
Intel Corp.	0.3	60
Oracle Corp.	0.3	60
Sage Group PLC	0.3	60
Texas Instruments, Inc.	0.3	60
Other Information Technology◀	9.4	1,870

Total Information Technology		$2,290

Materials
Fortescue Metals Group Ltd.	0.3%	$60
International Paper Co.	0.3	60
Rio Tinto Ltd.	0.3	60
Rio Tinto PLC	0.3	60
Other Materials◀	6.6	1,313

Total Materials		$1,553

Referenced Entity	% of Index	Value
Real Estate
Link REIT	0.3%	$60
Public Storage	0.3	60
Other Real Estate◀	4.8	955

Total Real Estate		$1,075

Utilities
AGL Energy Ltd.	0.3%	$60
CLP Holdings Ltd.	0.3	60
Red Electrica Corp. S.A.	0.3	60
Other Utilities◀	3.7	736

Total Utilities		$916

Total Value		$19,912

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of March 31, 2029.
(7)	The following table represents the top 50 individual positions and related values within the total return basket swap as of March 31, 2020:

Referenced Entity	% of Index	Value
Communication Services
Cellnex Telecom SA	0.3%	$49
Line Corp.	0.4	65
Pinterest Inc.	0.3	49
Tpg Telecom Ltd.	0.3	49
Other Communication Services◀	4.9	801

Total Communication Services		$1,013

Consumer Discretionary
Chipotle Mexican Grill Inc	0.3%	$49
NGK Spark Plug Co Ltd.	0.3	49
Ocado Group PLC	0.3	49
Other Consumer Discretionary◀	10.7	1,749

Total Consumer Discretionary		$1,896

Consumer Staples
Barry Callebaut AG	0.3%	$49
Carrefour S.A.	0.3	49
Kikkoman Corp.	0.3	49
Kose Corp.	0.4	65
Shiseido Co. Ltd.	0.4	65
Tesco PLC	0.3	49
Tsuruha Holdings, Inc.	0.3	49
Unicharm Corp.	0.5	82
WH Group Ltd	0.3	49
Other Consumer Staples◀	6.4	1,046

Total Consumer Staples		$1,552

Energy
Other Energy◀	2.5%	$409

Total Energy		$409

Referenced Entity	% of Index	Value
Financials
Bank of Kyoto Ltd.	0.4%	$65
Chiba Bank Ltd.	0.3	49
T&D Holdings, Inc.	0.3	49
Other Financials◀	13.0	2,126

Total Financials		$2,289

Health Care
Centene Corp.	0.3%	$49
Insulet Corp.	0.3	49
M3, Inc.	0.5	82
Seattle Genetics Inc.	0.3	49
Other Health Care◀	7.8	1,275

Total Health Care		$1,504

Industrials
CoStar Group, Inc.	0.3%	$49
Daifuku Co. Ltd.	0.4	65
DSV Panalpina AS	0.3	49
FANUC Corp.	0.3	49
Japan Airport Terminal Co	0.4	65
MISUMI Group, Inc.	0.3	49
MonotaRO Co. Ltd.	0.4	65
Nidec Corp.	0.3	49
Odakyu Electric Railway Co Ltd.	0.3	49
Uber Technologies Inc	0.3	49
Other Industrials◀	13.3	2,175

Total Industrials		$2,713

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Referenced Entity	% of Index	Value
Information Technology
Advanced Micro Devices Inc.	0.3%	$49
Disco Corp.	0.3	49
DocuSign Inc	0.4	65
GMO Payment Gateway Inc	0.4	65
Keyence Corp.	0.3	49
Marvell Technology Group Ltd.	0.3	49
MongoDB Inc	0.3	49
Shopify Inc.	0.3	49
Splunk Inc.	0.3	49
Yaskawa Electric Corp.	0.3	49
Other Information Technology◀	8.3	1,358

Total Information Technology		$1,880

Materials
Nippon Paint Holdings Co. Ltd.	0.5%	$82
Other Materials◀	6.8	1,113

Total Materials		$1,195

Referenced Entity	% of Index	Value
Real Estate
Alexandria Real Estate Equities, Inc.	0.3%	$49
Equinix, Inc.	0.3	49
Prologis Inc	0.3	49
Tokyu Fudosan Holdings Corp.	0.3	49
Other Real Estate◀	5.1	835

Total Real Estate		$1,031

Utilities
E.ON SE	0.3%	$49
Oersted AS	0.4	65
Other Utilities◀	4.6	752

Total Utilities		$866

Total Value		$16,348

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of March 31, 2020.
(8)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude June 2020 Futures	30.8%	$411
LME - Copper May 2022 Futures	7.3	97
Nickel May 2020 Futures	7.1	95
RBOB Gasoline May 2020 Futures	13.0	173
Soybean Meal May 2020 Futures	17.3	230
Soybeans May 2020 Futures	24.2	322

Total Long Futures Contracts		$1,328

Cash	33.5%	$1,331

		$2,659

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	(7.0)%	$(93)
Arabica Coffee May 2020 Futures	(3.7)	(49)
Cocoa May 2020 Futures	(3.6)	(49)
Corn May 2020 Futures	(17.5)	(233)
ICE - Natural Gas May 2020 Futures	(6.5)	(86)
Lean Hogs June 2020 Futures	(3.7)	(49)
New York Harbor ULSD May 2020 Futures	(26.6)	(355)
NYMEX - Natural Gas May 2022 Futures	(6.3)	(84)
Wheat May 2020 Futures	(17.5)	(233)
Zinc May 2020 Futures	(7.1)	(95)

Total Short Futures Contracts		$(1,326)

		$1,333

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(9)	The following table represents the top 50 individual positions and related values within the total return basket swap as of March 31, 2020:

Referenced Entity	% of Index	Value
Communication Services
LG Uplus Corp.	0.3%	$22
SK Telecom Co Ltd.	0.7	51
Telekomunikasi Tbk PT	8.7	629
Other Communication Services◀	0.2	14

Total Communication Services		$716

Consumer Discretionary
Astra International Tbk PT	2.3%	$166
CJ O Shopping Co Ltd.	0.7	51
Coway Co Ltd.	0.8	58
Hankook Tire Co Ltd.	0.6	43
Hyundai Department Store Co Ltd.	0.6	43
Hyundai Mobis	0.4	29
Hyundai Motor Co.	0.3	22
Kangwon Land Inc.	0.5	36
Kia Motors Corp.	0.6	43
KT&G Corp.	0.3	22
LG Electronics Inc.	0.5	36
Other Consumer Discretionary◀	0.1	7

Total Consumer Discretionary		$556

Consumer Staples
Cencosud SA	0.3%	$22
Gudang Garam Tbk PT	7.7	556
Hanjaya Madala Sampoerna Tbk PT	4.6	332
Indofood Sukses Makmur Tbk PT	8.0	578
Indofood Sukses Makmur Tbk PT	1.0	72
Unilever Indonesia Tbk PT	1.8	130
Other Consumer Staples◀	0.3	22

Total Consumer Staples		$1,712

Energy
Adaro Energy Tbk PT	3.9%	$282
United Tractors Tbk PT	5.4	390
Other Energy◀	0.4	29

Total Energy		$701

Financials
Bank Central Asia Tbk PT	3.0%	$217
Bank Mandiri Persero Tbk PT	7.4	535
Bank Negara Indonesia Persero Tbk PT	4.5	325
Bank Rakyat Indonesia Persero Tbk PT	0.6	43
Industrial Bank of Korea	0.6	43
Korea Investment Holdings Co.	0.5	36
Meritz Securities Co Ltd.	0.7	51
Pakuwon Jati Tbk PT	3.7	267
Shinhan Financial Group Co Ltd.	0.7	51
Woori Financial Group Inc.	0.2	14
Other Financials◀	1.2	87

Total Financials		$1,669

Referenced Entity	% of Index	Value
Health Care
Kalbe Farma PT	5.9%	$426
Other Health Care◀	0.3	22

Total Health Care		$448

Industrials
Daelim Industrial Co Ltd.	0.2%	$14
Doosan Bobcat Inc.	0.8	58
GS Engineering & Construction	0.4	29
Hyundai Robotics Co Ltd.	0.4	29
Jasa Marga Persero Tbk PT	3.9	282
LG Corp.	0.7	51
Posco Daewoo Corp	0.7	51
S-1 Corp	0.8	58
Other Industrials◀	1.3	94

Total Industrials		$666

Information Technology
Samsung Electronics Co. Ltd.	0.7%	$51
Other Information Technology◀	0.2	14

Total Information Technology		$65

Materials
Kumho Petrochemical Co Ltd.	0.6%	$43
Lotte Chemical Corp.	0.5	36
POSCO	0.4	29
Other Materials◀	0.4	30

Total Materials		$138

Real Estate
Bumi Serpong Damai Tbk PT	1.1%	$79
Other Real Estate◀	0.1	7

Total Real Estate		$86

Utilities
Aguas Andinas SA	0.4%	$29
Colbun SA	0.4	29
Interconexion Electrica SA ESP	1.2	87
Perusahaan Gas Negara Tbk PT	4.4	318
Other Utilities◀	0.1	7

Total Utilities		$470

Total Value		$7,227

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of March 31, 2020.

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

(10)	The following table represents the top 50 individual positions and related values within the total return basket swap as of March 31, 2020:

Referenced Entity	% of Index	Value
Communication Services
China Tower Corporation Ltd.	0.7%	$44
Etihad Etisalat Co	0.9	57
iQIYI, Inc.	0.6	38
Telecom Argentina SA	0.6	38
Total Access Communication PCL	0.9	57
True Corp. PCL	0.6	38
Other Communication Services◀	3.1	196

Total Communication Services		$468

Consumer Discretionary
GOME Retail Holdings Ltd.	0.6%	$38
Meituan Dianping	0.6	38
NIO Inc.	0.8	51
Tatung Co. Ltd.	0.7	44
Other Consumer Discretionary◀	6.7	424

Total Consumer Discretionary		$595

Consumer Staples
Charoen Pokphand Indonesia Tbk PT	0.7%	$44
China Mengniu Dairy Co Ltd.	0.7	44
China Resources Beer Holdings Co Ltd.	0.7	44
QL Resources BHD	0.6	38
Savola	1.0	63
Sun Art Retail Group Limited	0.9	57
Yihai International Holding Ltd.	0.7	44
Other Consumer Staples◀	4.6	291

Total Consumer Staples		$625

Energy
Energy Absolute PCL	0.8%	$51
Other Energy◀	4.3	272

Total Energy		$323

Financials
A-Living Services Co. Ltd.	0.7%	$44
China Galaxy Securities Co Ltd.	0.6	38
China Life Insurance Co Ltd.	0.6	38
Company for Cooperative Insurance	0.9	57
Habib Bank Ltd.	0.6	38
Huatai Securities Co Ltd.	0.6	38
Scotiabankinverlat - Scotia Liquidez SA de CV SIID	0.6	38
ZhongAn Online P&C Insurance Co Ltd.	0.6	38
Other Financials◀	15.4	976

Total Financials		$1,305

Referenced Entity	% of Index	Value
Health Care
Alibaba Health Information Technology Limited	0.7%	$44
Celltrion Healthcare Co Ltd.	0.7	44
Genscript Biotech Corp	0.6	38
Innovent Biologics Inc.	0.7	44
Other Health Care◀	2.1	133

Total Health Care		$303

Industrials
Best Inc.	0.9%	$57
CJ Logistics Corp	0.6	38
COSCO SHIPPING Energy Transportation Co Ltd.	0.8	51
Evergreen Marine Corp Taiwan Ltd.	0.8	51
Hiwin Technologies Corp.	0.7	44
Other Industrials◀	9.9	628

Total Industrials		$869

Information Technology
Alibaba Pictures Group Ltd.	0.7%	$44
GDS Holdings Ltd.	0.8	51
Globant SA	0.6	38
Kingsoft Corp Ltd.	0.7	44
Win Semiconductors Corp.	0.6	38
ZTE Corp	0.6	38
Other Information Technology◀	6.2	392

Total Information Technology		$645

Materials
Saudi Arabian Mining Co.	0.6%	$38
Zhaojin Mining Industry Co Ltd.	0.7	44
Other Materials◀	7.4	468

Total Materials		$550

Real Estate
China Aoyuan Group Ltd.	0.6%	$38
China Jinmao Holdings Group Ltd.	0.6	38
Dar Al Arkan Real Estate Development Co.	0.7	44
Highwealth Construction Corp.	0.8	51
Longfor Group Holdings Ltd.	0.6	38
Sunac China Holdings Ltd.	0.6	38
Other Real Estate◀	2.2	139

Total Real Estate		$386

Utilities
Global Power Synergy PCL	0.8%	$51
Other Utilities◀	3.3	209

Total Utilities		$260

Total Value		$6,329

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	45	45
Swap Agreements	0	0	0	0	244	244

	$0	$0	$0	$0	$298	$298

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$810	$0	$810
Purchased Options	0	0	0	0	593	593
Swap Agreements	9	0	1,054	0	238	1,301

	$9	$0	$1,054	$810	$831	$2,704

	$9	$0	$1,054	$810	$1,129	$3,002

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$159	$0	$6	$165
Swap Agreements	0	8	0	0	195	203

	$0	$8	$159	$0	$201	$368

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,136	$0	$1,136
Written Options	0	0	0	0	732	732
Swap Agreements	112	0	1,615	0	173	1,900

	$112	$0	$1,615	$1,136	$905	$3,768

	$112	$8	$1,774	$1,136	$1,106	$4,136

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	24	24
Futures	(7)	0	(156)	0	108	(55)
Swap Agreements	0	15	0	0	(52)	(37)

	$(7)	$15	$(156)	$0	$71	$(77)

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$434	$0	$434
Purchased Options	0	0	0	(13)	(40)	(53)
Written Options	0	0	0	23	(25)	(2)
Swap Agreements	(1,142)	0	(4,342)	0	13	(5,471)

	$(1,142)	$0	$(4,342)	$444	$(52)	$(5,092)

	$(1,149)	$15	$(4,498)	$444	$19	$(5,169)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Futures	0	0	(467)	0	(226)	(693)
Swap Agreements	0	(47)	0	0	481	434

	$0	$(47)	$(467)	$0	$264	$(250)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(340)	$0	$(340)
Purchased Options	0	0	0	0	509	509
Written Options	0	0	0	4	(568)	(564)
Swap Agreements	(123)	0	(424)	0	56	(491)

	$(123)	$0	$(424)	$(336)	$(3)	$(886)

	$(123)	$(47)	$(891)	$(336)	$261	$(1,136)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$568	$0	$568
Industrials	0	199	0	199
U.S. Government Agencies	0	4,624	0	4,624
U.S. Treasury Obligations	0	5,228	0	5,228
Non-Agency Mortgage-Backed Securities	0	321	0	321
Asset-Backed Securities	0	456	0	456
Sovereign Issues	0	267	0	267
Short-Term Instruments
Repurchase Agreements	0	799	0	799
Short-Term Notes	0	1,000	0	1,000
U.S. Treasury Bills	0	2,062	0	2,062

	$0	$15,524	$0	$15,524

Investments in Affiliates, at Value
Mutual Funds	97,643	0	0	97,643
Short-Term Instruments
Central Funds Used for Cash Management Purposes	16,449	0	0	16,449

	$114,092	$0	$0	$114,092

Total Investments	$114,092	$15,524	$0	$129,616

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(192)	$0	$(192)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	45	251	0	296
Over the counter	0	2,704	0	2,704

	$45	$2,955	$0	$3,000

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(165)	(196)	0	(361)
Over the counter	0	(3,768)	0	(3,768)

	$(165)	$(3,964)	$0	$(4,129)

Total Financial Derivative Instruments	$(120)	$(1,009)	$0	$(1,129)

Totals	$113,972	$14,323	$0	$128,295

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 62.0%

CORPORATE BONDS & NOTES 12.1%

BANKING & FINANCE 9.5%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$1,500	$1,455

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		900	916

Deutsche Bank AG
4.250% due 10/14/2021		2,800	2,666

ING Bank NV
2.625% due 12/05/2022		800	838

International Lease Finance Corp.
8.250% due 12/15/2020		200	199

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	29,757	4,231

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		$300	293

Navient Corp.
5.000% due 10/26/2020		200	198

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	7,641	1,088

Nykredit Realkredit A/S
1.000% due 10/01/2050		28,087	4,004

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$500	453
4.519% due 06/25/2024 •		300	302

State Bank of India
2.850% (US0003M + 0.950%) due 04/06/2020 ~		1,000	1,000

Toronto-Dominion Bank
2.250% due 03/15/2021		1,200	1,195

UBS AG
2.450% due 12/01/2020		2,800	2,793

UniCredit SpA
7.830% due 12/04/2023		4,100	4,384

			26,015

INDUSTRIALS 1.8%

BAT Capital Corp.
2.294% due 08/14/2020 •		800	787

Broadcom Corp.
2.650% due 01/15/2023		200	195

Broadcom, Inc.
3.125% due 04/15/2021		200	198
3.125% due 10/15/2022		500	496

Dominion Energy Gas Holdings LLC
1.341% (US0003M + 0.600%) due 06/15/2021 ~		200	192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

eBay, Inc.
2.750% due 01/30/2023		$400	$393

Hyundai Capital America
1.689% due 09/18/2020 •		2,100	2,089

Microchip Technology, Inc.
3.922% due 06/01/2021		100	97

Mylan NV
3.750% due 12/15/2020		150	149

NXP BV
4.125% due 06/01/2021		200	202

VMware, Inc.
3.900% due 08/21/2027		100	99

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,590	41

			4,938

UTILITIES 0.8%

American Transmission Systems, Inc.
5.250% due 01/15/2022		$100	107

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~		700	680
2.781% (US0003M + 0.950%) due 07/15/2021 ~		1,100	1,081

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~		400	394

			2,262

Total Corporate Bonds & Notes (Cost $33,819)			33,215

U.S. GOVERNMENT AGENCIES 17.3%

Freddie Mac
1.255% due 07/15/2041 •		855	852

Ginnie Mae
1.173% due 02/20/2049 •		1,722	1,705
2.266% due 08/20/2068 •		733	708

Uniform Mortgage-Backed Security
4.000% due 10/01/2040 - 11/01/2048		17,218	18,394

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050		10,500	10,837
4.000% due 05/01/2050		14,000	14,945

Total U.S. Government Agencies (Cost $46,405)			47,441

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 2.3%

Alliance Bancorp Trust
1.187% due 07/25/2037 •		$322	$245

Bear Stearns Adjustable Rate Mortgage Trust
3.677% due 02/25/2036 ^~		71	64
4.183% due 07/25/2036 ^~		113	99
4.220% due 08/25/2033 ~		59	55

Countrywide Alternative Loan Trust
2.966% due 02/25/2036 •		159	132

Countrywide Home Loan Mortgage Pass-Through Trust
1.587% due 03/25/2035 •		66	57
3.750% due 09/20/2036 ^~		92	76
6.000% due 04/25/2036		259	187

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	1,479	1,807

Structured Adjustable Rate Mortgage Loan Trust
3.557% due 01/25/2035 ~		$12	11

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		31	27

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	1,508	1,819

WaMu Mortgage Pass-Through Certificates Trust
1.277% due 01/25/2045 •		$1,848	1,580

Total Non-Agency Mortgage-Backed Securities (Cost $6,666)			6,159

ASSET-BACKED SECURITIES 4.9%

ACE Securities Corp. Home Equity Loan Trust
2.747% due 06/25/2034 •		105	92

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		64	69

Argent Mortgage Loan Trust
1.427% due 05/25/2035 •		525	429

Argent Securities Trust
1.097% due 07/25/2036 •		369	285

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	500	540

CIFC Funding Ltd.
2.654% due 10/25/2027 •		$560	551

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •		1,437	1,397

Countrywide Asset-Backed Certificates
1.087% due 05/25/2035 •		62	56
1.197% due 03/25/2037 •		600	492

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		700	680

First Franklin Mortgage Loan Trust
1.417% due 11/25/2036 •		1,200	935

Fremont Home Loan Trust
1.082% due 10/25/2036 •		698	572

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Halcyon Loan Advisors Funding Ltd.
2.747% due 04/20/2027 •		$241	$239

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		536	389

Long Beach Mortgage Loan Trust
1.247% due 01/25/2036 •		1,525	1,263

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •		510	496

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	257

Mountain View CLO Ltd.
2.631% due 10/15/2026 •		$264	261

Neuberger Berman CLO Ltd.
2.631% due 07/15/2027 •		278	271

OCP CLO Ltd.
2.631% due 07/15/2027 •		170	168

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		1,731	1,631

TICP CLO Ltd.
2.659% due 04/20/2028 •		250	243

Tralee CLO Ltd.
2.849% due 10/20/2027 •		542	534

Venture CLO Ltd.
2.413% due 02/28/2026 •		507	493
2.711% due 07/15/2027 •		466	457

WhiteHorse Ltd.
2.766% due 04/17/2027 •		609	603

Total Asset-Backed Securities (Cost $13,671)			13,403

SOVEREIGN ISSUES 3.4%

Argentina Government International Bond
1.000% due 08/05/2021 (e)	ARS	1,829	13
15.500% due 10/17/2026		1,490	6
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		4,288	33
38.039% (ARLLMONP) due 06/21/2020 ~		34,958	254
42.781% (BADLARPP) due 10/04/2022 ~		2,500	31

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		2,500	23

France Government International Bond
2.000% due 05/25/2048 (i)	EUR	800	1,163

Italy Buoni Poliennali Del Tesoro
3.850% due 09/01/2049 (i)		500	715

Provincia de Buenos Aires
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	1,150	7

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.875% due 04/23/2023		$1,000	$1,031

Saudi Government International Bond
4.000% due 04/17/2025		1,580	1,646

Spain Government International Bond
2.150% due 10/31/2025 (i)	EUR	3,700	4,510

Total Sovereign Issues (Cost $10,586)			9,432

		SHARES
COMMON STOCKS 3.2%

CONSUMER DISCRETIONARY 0.5%

GrandVision NV		49,701	1,367

HEALTH CARE 0.6%

Forty Seven, Inc. (a)		2,931	280

Ra Pharmaceuticals, Inc. (a)		31,481	1,511

			1,791

INDUSTRIALS 1.2%

Advanced Disposal Services, Inc. (a)(j)		50,043	1,642

WABCO Holdings, Inc. (a)(j)		12,346	1,667

			3,309

INFORMATION TECHNOLOGY 0.9%

Cypress Semiconductor Corp.		71,946	1,678

RIB Software SE		20,993	661

			2,339

Total Common Stocks (Cost $8,780)			8,806

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Bank of America Corp.
5.875% due 03/15/2028 •(f)		290,000	294

Nationwide Building Society
10.250% ~		7,273	1,183

Total Preferred Securities (Cost $1,706)			1,477

REAL ESTATE INVESTMENT TRUSTS 9.5%

REAL ESTATE 9.5%

Alexandria Real Estate Equities, Inc.		14,842	2,034

		SHARES	MARKET VALUE (000S)

American Tower Corp. (j)		10,202	$2,221

Apartment Investment & Management Co.		46,833	1,646

Duke Realty Corp.		66,754	2,161

Equinix, Inc. (j)		5,346	3,339

Equity LifeStyle Properties, Inc.		22,718	1,306

Equity Residential (j)		29,909	1,846

First Industrial Realty Trust, Inc.		37,534	1,247

Gaming and Leisure Properties, Inc.		34,723	962

Invitation Homes, Inc.		78,922	1,687

Life Storage, Inc.		14,455	1,367

MGM Growth Properties LLC (j)		25,152	595

SBA Communications Corp.		8,845	2,388

Simon Property Group, Inc. (j)		6,116	336

Sun Communities, Inc.		15,278	1,907

Welltower, Inc. (j)		19,147	877

Total Real Estate Investment Trusts (Cost $30,688)			25,919

SHORT-TERM INSTRUMENTS 8.8%

REPURCHASE AGREEMENTS (h) 7.2%
			19,560

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
31.246% due 07/31/2020 «~	ARS	760	8
32.393% due 08/28/2020 ~		5,425	50
35.641% due 06/22/2020 ~		1,240	14
36.751% due 04/03/2020 ~		3,320	38
53.823% due 05/13/2020 (c)(d)		11,900	88

			198

U.S. TREASURY BILLS 1.5%
0.247% due 04/07/2020 - 09/24/2020 (b)(c)(m)		$4,083	4,082

Total Short-Term Instruments (Cost $24,001)			23,840

Total Investments in Securities (Cost $176,322)			169,692

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 35.0%

MUTUAL FUNDS (g) 16.6%

PIMCO Mortgage Opportunities and Bond Fund	4,364,682	$45,262

Total Mutual Funds (Cost $47,808)		45,262

SHORT-TERM INSTRUMENTS 18.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.4%

PIMCO Short-Term Floating NAV Portfolio III	5,113,983	50,224

Total Short-Term Instruments (Cost $50,147)		50,224

Total Investments in Affiliates (Cost $97,955)		95,486

MARKET VALUE (000S)
Total Investments 97.0% (Cost $274,277)	$265,178

Financial Derivative Instruments (k)(l) (0.2)% (Cost or Premiums, net $2,010)	(457)

Other Assets and Liabilities, net 3.2%	8,780

Net Assets 100.0%	$273,501

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
BPS	0.000%	03/31/2020	04/01/2020	$4,800	U.S. Treasury Notes 3.000% due 09/30/2025	$(4,904)	$4,800	$4,800
FICC	0.000	03/31/2020	04/01/2020	502	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(517)	502	502
SAL	0.000	03/31/2020	04/01/2020	4,800	U.S. Treasury Notes 2.000% due 05/31/2024	(4,900)	4,800	4,800
SSB	0.000	03/31/2020	04/01/2020	158	U.S. Treasury Notes 2.000% due 08/31/2021(1)	(161)	158	158
TDM	0.000	03/31/2020	04/01/2020	9,300	U.S. Treasury Bonds 2.250% due 08/15/2049	(3,605)	9,300	9,300
					U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2021	(5,916)

Total Repurchase Agreements						$(20,003)	$19,560	$19,560

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	(0.350)%	03/25/2020	08/20/2020	EUR (1,063)	$(1,173)
	(0.270)	03/25/2020	08/20/2020	(649)	(715)
JML	(0.330)	03/18/2020	08/20/2020	(4,043)	(4,458)

Total Reverse Repurchase Agreements					$(6,346)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$4800	$(1,888)	$0	$2,912	$(3,026)	$(114)
FICC	502	0	0	502	(517)	(15)
JML	0	(4,458)	0	(4,458)	4,510	52
SAL	4,800	0	0	4,800	(4,900)	(100)
SSB	158	0	0	158	(161)	(3)
TDM	9,300	0	0	9,300	(9,520)	(220)

Total Borrowings and Other Financing Transactions	$19,560	$(6,346)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(6,346)	$(6,346)

Total Borrowings	$0	$0	$0	$(6,346)	$(6,346)

Payable for reverse repurchase agreements					$(6,346)

(i)	Securities with an aggregate market value of $6,389 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(j)

Securities with an aggregate market value of $5,520 have been pledged as collateral as of March 31, 2020 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Collateral is held in custody by the counterparty.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(49,441) at a weighted average interest rate of 2.073%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$	106.000	05/22/2020	1	$2	$0	$0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures		110.750	05/22/2020	64	128	1	2
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures		110.875	05/22/2020	46	92	0	1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures		111.000	05/22/2020	40	80	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures		128.750	05/22/2020	3	3	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures		130.500	05/22/2020	336	336	3	11
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures		132.250	05/22/2020	82	82	1	2
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures		132.500	05/22/2020	1	1	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		103.000	05/22/2020	5	5	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		104.000	05/22/2020	33	33	0	1
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		117.500	05/22/2020	137	137	1	4
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		118.000	05/22/2020	62	62	1	3
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		119.500	05/22/2020	284	284	2	13
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		122.000	05/22/2020	46	46	0	2
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		128.000	05/22/2020	69	69	1	4
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		130.000	05/22/2020	2	2	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		131.000	05/22/2020	6	6	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		134.000	05/22/2020	4	4	0	0
Put - CBOT U.S. Treasury 30-Year Bond June 2020 Futures		125.000	05/22/2020	1	1	0	0
Put - CBOT U.S. Treasury 30-Year Bond June 2020 Futures		129.000	05/22/2020	56	56	1	4
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures		115.000	05/22/2020	1	1	0	0
Put - MSE Canada Government 10-Year Bond June 2020 Futures	CAD	111.000	05/15/2020	146	146	1	1

Total Purchased Options						$12	$48

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude June 2020 Futures	$51.000	05/14/2020	12	$12	$(13)	$(1)
Call - NYMEX Crude June 2020 Futures	53.000	05/14/2020	12	12	(12)	(1)
Call - NYMEX Crude June 2020 Futures	55.000	05/14/2020	12	12	(14)	(1)
Call - NYMEX Crude May 2020 Futures	52.000	04/16/2020	16	16	(16)	(1)
Call - NYMEX Crude May 2020 Futures	53.000	04/16/2020	8	8	(7)	0
Call - NYMEX Crude May 2020 Futures	57.000	04/16/2020	12	12	(12)	0

Total Written Options					$(74)	$(4)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum May Futures	05/2020	1	$	38	$0	$0	$0
Australia Government 3-Year Note June Futures	06/2020	1		72	0	0	0
Australia Government 10-Year Bond June Futures	06/2020	14		1,297	(9)	17	0
Brent Crude December Futures	10/2020	4		148	0	0	(1)
Brent Crude July Futures	05/2020	5		148	(15)	0	(1)
Call Options Strike @ EUR 113.200 on Euro-Schatz June 2020 Futures(1)	05/2020	408		11	9	7	0
Call Options Strike @ EUR 116.500 on Euro-Schatz June 2020 Futures(1)	05/2020	438		5	2	2	0
Call Options Strike @ EUR 139.500 on Euro-Bobl June 2020 Futures(1)	05/2020	44		2	2	1	0
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	15		0	0	0	0
Canada Government 10-Year Bond June Futures	06/2020	126		13,174	640	13	(4)
Cocoa September Futures	09/2020	1		23	0	0	0
Copper May Futures	05/2020	1		56	(9)	2	0
Copper September Futures	09/2020	2		112	(18)	4	0
Corn May Futures	05/2020	2		34	(4)	0	0
DAX Index June Futures	06/2020	11		3,005	476	99	0
E-mini NASDAQ 100 Index June Futures	06/2020	56		8,721	(124)	0	(77)
E-mini S&P 500 Index June Futures	06/2020	773		99,319	(3,197)	0	(1,604)
Euro-BTP Italy Government Bond June Futures	06/2020	275		34,396	(537)	0	(192)
Euro-Bund 10-Year Bond June Futures	06/2020	164		31,203	(152)	188	(197)
Euro-OAT France Government 10-Year Bond June Futures	06/2020	1		184	(5)	1	(1)
FTSE 100 Index June Futures	06/2020	69		4,830	612	145	0
FTSE/MIB Index June Futures	06/2020	1		93	13	2	0
Gas Oil May Futures	05/2020	1		29	(1)	1	0
Gold 100 oz. June Futures	06/2020	7		1,118	(1)	2	(3)
IBEX 35 Index April Futures	04/2020	1		75	11	1	(1)
Japan Government 10-Year Bond June Futures	06/2020	7		9,932	(136)	25	(10)
Lead September Futures	09/2020	3		131	(7)	0	(7)
Mini MSCI Emerging Markets Index June Futures	06/2020	523		22,042	513	196	0
Natural Gas May Futures	04/2020	3		49	(2)	0	(1)
New York Harbor ULSD July Futures	06/2020	1		44	(10)	0	0
Nickel September Futures	09/2020	1		69	(2)	0	(2)
Nikkei 225 Yen-denominated June Futures	06/2020	3		260	(1)	7	(6)
Platinum July Futures	07/2020	4		146	(20)	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Put Options Strike @ EUR 156.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	89	$	6	$5	$0	$(4)
Put Options Strike @ EUR 157.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	14		1	1	0	(1)
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	61		5	5	0	(3)
RBOB Gasoline July Futures	06/2020	8		241	10	0	(3)
RBOB Gasoline May Futures	04/2020	1		25	(5)	1	(1)
RBOB Gasoline September Futures	08/2020	10		335	(31)	1	(1)
Silver July Futures	07/2020	1		71	9	0	0
Silver May Futures	05/2020	1		71	8	0	0
Soybean May Futures	05/2020	1		44	3	0	0
Soybean Meal May Futures	05/2020	1		32	0	0	0
Soybean November Futures	11/2020	3		132	1	1	0
SPI 200 Index June Futures	06/2020	31		2,435	31	173	(39)
STOXX Europe 600 Price Index June Futures	06/2020	1,299		22,629	2,520	795	0
Topix Index June Futures	06/2020	102		13,309	181	0	(460)
U.S. Treasury 10-Year Note June Futures	06/2020	484		67,125	1,848	2	(68)
U.S. Treasury 30-Year Bond June Futures	06/2020	53		9,490	701	0	(88)
Wheat May Futures	05/2020	2		57	1	0	0
WTI Crude July Futures	06/2020	3		83	(38)	1	0
Zinc September Futures	09/2020	1		48	(2)	0	(2)

					$3,276	$1,689	$(2,777)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum September Futures	09/2020	3	$	(116)	$15	$15	$0
Arabica Coffee May Futures	05/2020	1		(45)	(2)	0	0
Brent Crude June Futures	04/2020	5		(132)	5	0	0
Brent Crude September Futures	07/2020	7		(239)	10	2	0
CAC 40 Index April Futures	04/2020	1		(48)	(8)	0	(1)
Call Options Strike @ USD 60.000 on Brent Crude June 2020 Futures(1)	04/2020	12		(1)	13	0	0
Call Options Strike @ USD 62.000 on Brent Crude June 2020 Futures(1)	04/2020	12		0	13	0	0
Copper July Futures	07/2020	1		(56)	9	0	(2)
Corn July Futures	07/2020	5		(87)	10	0	0
Corn September Futures	09/2020	7		(122)	10	1	0
Cotton No. 2 December Futures	12/2020	3		(80)	16	0	0
Euro STOXX 50 June Futures	06/2020	98		(2,969)	(316)	0	(101)
Euro-Bobl June Futures	06/2020	44		(6,561)	45	15	(16)
Euro-Buxl 30-Year Bond June Futures	06/2020	18		(4,167)	156	90	(45)
Euro-Schatz June Futures	06/2020	846		(104,679)	(38)	47	(61)
Gas Oil December Futures	12/2020	1		(34)	1	0	(1)
Gas Oil September Futures	09/2020	2		(66)	3	0	(2)
Hard Red Winter Wheat May Futures	05/2020	1		(25)	(1)	0	0
Live Cattle June Futures	06/2020	4		(147)	20	0	(5)
Natural Gas July Futures	06/2020	1		(19)	0	0	0
New York Harbor ULSD September Futures	08/2020	2		(93)	27	1	0
OMX Stockholm 30 Index April Futures	04/2020	1		(15)	(2)	0	(1)
S&P/Toronto Stock Exchange 60 June Futures	06/2020	15		(1,736)	4	0	(108)
Soybean July Futures	07/2020	2		(89)	2	0	0
Soybean Meal July Futures	07/2020	1		(32)	(1)	0	0
Soybean Oil July Futures	07/2020	1		(16)	2	0	0

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Soybean Oil May Futures	05/2020	4	$	(65)	$(1)	$0	$0
Sugar No. 11 July Futures	06/2020	1		(12)	3	0	0
Sugar No. 11 May Futures	04/2020	6		(70)	15	2	0
U.S. Treasury 2-Year Note June Futures	06/2020	150		(33,057)	(559)	5	0
U.S. Treasury 5-Year Note June Futures	06/2020	344		(43,124)	(1,299)	16	0
United Kingdom Long Gilt June Futures	06/2020	12		(2,030)	(41)	7	(6)
Wheat July Futures	07/2020	2		(56)	(2)	0	0
Wheat September Futures	09/2020	1		(28)	(2)	0	(1)
WTI Crude September Futures	08/2020	2		(62)	0	0	0
Zinc May Futures	05/2020	3		(143)	5	5	0

					$(1,888)	$206	$(350)

Total Futures Contracts					$1,388	$1,895	$(3,127)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR	330	$5	$(4)	$1	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Crossover 32 5-Year Index	(5.000)%	Quarterly	12/20/2024	EUR	100	$(16)	$18	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$	98	$8	$(14)	$(6)	$0	$(1)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		1,200	(18)	14	(4)	0	(4)
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024	EUR	9,700	118	(92)	26	0	(16)

						$108	$(92)	$16	$0	$(21)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.520%	Semi-Annual	12/05/2021	CAD	42,200	$(220)	$579	$359	$0	$(1)
Pay	3-Month CAD-Bank Bill	1.440	Semi-Annual	12/05/2024		16,200	(201)	448	247	0	(20)
Receive	3-Month CAD-Bank Bill	1.510	Semi-Annual	12/05/2029		13,300	223	(559)	(336)	50	0
Receive	3-Month CAD-Bank Bill	2.010	Semi-Annual	12/05/2049		1,100	15	(121)	(106)	24	0
Pay	3-Month USD-LIBOR	1.320	Semi-Annual	12/05/2021		$92,800	(446)	2,066	1,620	38	0
Receive	3-Month USD-LIBOR	1.210	Semi-Annual	12/05/2024		44,300	802	(2,411)	(1,609)	0	(13)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		15,000	246	(818)	(572)	1	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2025		10,800	(25)	1,466	1,441	0	(5)
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		7,300	83	(724)	(641)	12	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,970	112	(274)	(162)	4	0
Receive(7)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		13,780	(39)	(1,534)	(1,573)	53	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		1,550	38	285	323	0	(6)
Receive	3-Month USD-LIBOR	1.614	Semi-Annual	10/11/2029		810	(7)	(65)	(72)	4	0
Receive	3-Month USD-LIBOR	1.310	Semi-Annual	12/05/2029		1,000	24	(84)	(60)	5	0
Receive	3-Month USD-LIBOR	1.480	Semi-Annual	03/06/2030		1,380	(3)	(101)	(104)	7	0
Receive	3-Month USD-LIBOR	1.610	Semi-Annual	03/06/2030		1,380	(10)	(111)	(121)	7	0
Receive	3-Month USD-LIBOR	1.465	Semi-Annual	03/13/2030		1,410	(3)	(102)	(105)	8	0
Receive	3-Month USD-LIBOR	1.595	Semi-Annual	03/13/2030		1,410	(10)	(113)	(123)	8	0
Receive	3-Month USD-LIBOR	1.385	Semi-Annual	03/20/2030		1,410	(4)	(88)	(92)	8	0
Receive	3-Month USD-LIBOR	1.520	Semi-Annual	03/20/2030		1,410	(10)	(101)	(111)	8	0
Receive	3-Month USD-LIBOR	1.117	Semi-Annual	03/27/2030		1,400	(5)	(49)	(54)	8	0
Receive	3-Month USD-LIBOR	1.282	Semi-Annual	03/27/2030		1,400	(13)	(64)	(77)	8	0
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		10,500	(304)	856	552	0	(60)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,860	(187)	973	786	0	(54)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/05/2049		2,100	(138)	486	348	0	(58)
Pay	6-Month EUR-EURIBOR	0.600	Annual	12/05/2021	EUR	73,500	(351)	(81)	(432)	11	0
Receive	6-Month EUR-EURIBOR	0.540	Annual	12/05/2024		34,600	479	63	542	1	0
Receive	6-Month EUR-EURIBOR	0.270	Annual	12/05/2029		4,300	109	0	109	4	0
Pay	6-Month EUR-EURIBOR	0.080	Annual	12/05/2049		3,100	(290)	191	(99)	0	(37)
Pay	6-Month GBP-LIBOR	0.550	Semi-Annual	12/05/2021	GBP	45,400	(164)	146	(18)	7	0
Receive	6-Month GBP-LIBOR	0.500	Semi-Annual	12/05/2024		49,500	678	(555)	123	0	(21)
Pay	6-Month GBP-LIBOR	0.550	Semi-Annual	12/05/2049		5,800	(938)	837	(101)	21	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/20/2024	JPY	120,000	46	1	47	0	0
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	12/20/2044		513,000	113	1,477	1,590	41	0
Pay	28-Day MXN-TIIE	6.570	Lunar	12/31/2024	MXN	154,000	0	68	68	46	0
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		152,000	0	78	78	45	0

							$(400)	$2,065	$1,665	$429	$(275)

Total Swap Agreements							$(303)	$1,987	$1,684	$429	$(297)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$48	$1,895	$429	$2,372	$(4)	$(3,136)	$(297)	$(3,437)

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Cash of $24,144 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(9) for closed futures is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	3,149	$	4,060	$149	$0
	04/2020	SEK	58,422		5,813	0	(93)
	04/2020	$	1,909	CHF	1,850	14	0
	04/2020		9,232	DKK	63,559	158	0
	04/2020		1,802	EUR	1,629	3	(8)
	04/2020		155	ILS	566	4	0
	04/2020		114	MXN	2,852	6	0
	04/2020		405	NOK	4,289	8	0
	05/2020	NOK	4,289	$	405	0	(8)
	05/2020	$	5,818	SEK	58,422	92	0
	06/2020	KRW	8,732,862	$	7,364	181	0
	06/2020	PHP	319,571		6,275	87	0
	07/2020	DKK	63,559		9,269	0	(151)
BPS	04/2020	CAD	1,867		1,380	53	0
	04/2020	EUR	5,592		6,277	109	0
	04/2020	GBP	932		1,136	16	(38)
	04/2020	$	674	CAD	910	0	(28)
	04/2020		6,532	EUR	5,943	48	(26)
	04/2020		923	GBP	769	32	0
	04/2020		1,053	JPY	116,800	33	0
	04/2020		207	MXN	5,172	10	0
	04/2020		4,391	NZD	6,947	0	(246)
	05/2020		2	COP	8,761	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2020	CNH	2,574	$	366	$3	$0
	06/2020	$	13	PLN	49	0	(1)
BRC	04/2020		4,787	GBP	3,915	76	0
	04/2020		22,144	JPY	2,433,938	492	0
	05/2020	GBP	3,915	$	4,790	0	(76)
BSH	07/2020	$	6,283	BRL	31,713	0	(214)
CBK	04/2020	AUD	1,148	$	717	20	(9)
	04/2020	CAD	10,247		7,267	0	(14)
	04/2020	CHF	1,361		1,412	0	(2)
	04/2020	EUR	5,538		6,214	111	(5)
	04/2020	GBP	343		422	0	(4)
	04/2020	JPY	93,100		867	1	0
	04/2020	MXN	40,184		1,767	76	0
	04/2020	$	289	AUD	480	6	0
	04/2020		9,276	CAD	12,374	0	(483)
	04/2020		20,992	EUR	19,251	240	0
	05/2020	AUD	222	$	137	0	0
	05/2020	PEN	21,739		6,438	114	0
	05/2020	$	7,270	CAD	10,247	14	0
	05/2020		1,415	CHF	1,361	2	0
	07/2020	BRL	31,713	$	7,802	1,732	0
DUB	04/2020		1,029		198	0	0
	04/2020	$	201	BRL	1,029	0	(2)
	04/2020		4,062	NOK	38,532	0	(356)
	05/2020	BRL	1,029	$	200	3	0
FBF	06/2020	$	6,110	IDR	84,655,898	0	(984)
GLM	04/2020	BRL	1,029	$	235	36	0
	04/2020	CAD	2,057		1,519	58	0
	04/2020	DKK	63,723		9,521	108	0
	04/2020	MXN	6,498		296	23	0
	04/2020	RUB	6,191		79	0	0
	04/2020	$	6,837	AUD	11,223	66	0
	04/2020		198	BRL	1,029	0	0
	04/2020		377	EUR	349	8	0
	04/2020		3,923	RUB	242,251	0	(836)
	04/2020		6,061	SEK	58,422	0	(156)
	05/2020	AUD	11,223	$	6,838	0	(66)
	05/2020	$	78	RUB	6,191	0	0
	06/2020	CLP	315,493	$	394	25	0
	06/2020	TWD	14,536		488	2	0
	06/2020	$	1	MYR	4	0	0
	07/2020		147	DKK	1,000	1	0
HUS	04/2020	EUR	756	$	823	0	(11)
	04/2020	JPY	206,000		1,917	10	(9)
	04/2020	NZD	2,204		1,374	58	0
	04/2020	$	169	ILS	622	7	0
	04/2020		730	MXN	18,190	34	0
	05/2020		380	JPY	40,900	1	0
	06/2020	HKD	1,010	$	130	0	0
	06/2020	IDR	43,754,980		2,935	285	0
	06/2020	THB	2,749		88	4	0
	06/2020	$	1,049	HKD	8,180	5	0
JPM	04/2020	JPY	97,800	$	924	15	0
	04/2020	TRY	4,030		637	31	0
	04/2020	$	179	EUR	160	0	(2)
	04/2020		1,555	ZAR	23,178	0	(260)
	06/2020		2,603	MXN	49,758	0	(529)
	06/2020		709	SGD	995	0	(9)

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	04/2020	AUD	9,414	$	6,193	$402	$0
	04/2020	TRY	602		98	7	0
	04/2020	ZAR	25,772		1,699	259	0
RBC	04/2020	$	327	CAD	451	0	(6)
RYL	04/2020		1,846	EUR	1,712	43	0
SCX	04/2020	AUD	661	$	423	19	(3)
	04/2020	RUB	111,456		1,423	3	0
	04/2020	TRY	1,263		192	3	0
	04/2020	$	466	JPY	51,100	9	0
	04/2020		907	MXN	21,352	0	(10)
	05/2020		18,851	EUR	17,158	97	0
	05/2020		19,583	JPY	2,110,638	78	0
	05/2020		119	RUB	9,359	0	0
SOG	04/2020		59		4,559	0	(1)
SSB	04/2020	JPY	94,300	$	900	23	0
	06/2020	$	6,412	INR	464,129	0	(376)
TOR	04/2020		324	CAD	435	0	(14)
UAG	04/2020	CHF	489	$	508	0	0
	04/2020	NOK	42,822		4,556	438	0
	04/2020	NZD	4,743		2,809	0	(21)
	04/2020	RUB	6,498		82	0	(1)
	04/2020	$	465	RUB	33,364	3	(42)
	05/2020		2,809	NZD	4,743	21	0

Total Forward Foreign Currency Contracts						$6,075	$(5,100)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC NZD versus USD	$	0.400	04/15/2020	4,700	$0	$0
	Call - OTC USD versus JPY	JPY	121.000	04/23/2020	20,000	2	2
	Call - OTC USD versus SEK	SEK	14.000	04/15/2020	1,500	0	0
	Call - OTC USD versus SEK		10.950	05/04/2020	4,800	0	7
BPS	Call - OTC AUD versus USD	$	0.802	04/15/2020	2,000	0	0
	Call - OTC USD versus CAD	CAD	1.850	04/15/2020	1,200	0	0
	Call - OTC USD versus CHF	CHF	1.150	04/15/2020	1,400	0	0
	Call - OTC USD versus JPY	JPY	125.000	04/15/2020	2,500	0	0
GLM	Call - OTC USD versus INR	INR	115.000	04/15/2020	6,000	1	0
	Put - OTC USD versus KRW	KRW	850.000	04/14/2020	7,200	1	0
	Call - OTC USD versus RUB	RUB	175.000	04/15/2020	2,000	0	0
HUS	Call - OTC AUD versus USD	$	0.710	04/01/2020	7,400	1	0
	Call - OTC USD versus CAD	CAD	1.460	04/01/2020	6,400	1	0

						$6	$9

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	124,100	$4,913	$7

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	65

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	$60.000	04/08/2020	10,500	$0	$0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	74.000	04/08/2020	10,700	1	0

					$1	$0

Total Purchased Options					$4,920	$16

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC USD versus MXN	MXN	19.606	04/01/2020	900	$(13)	$(158)
	Put - OTC USD versus MXN		19.606	04/01/2020	900	(13)	0

						$(26)	$(158)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	11,400	$(100)	$0
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,400	(291)	(3)
JPM	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	8,600	(23)	23
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	8,600	(23)	23
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	5,200	(96)	(42)

						$(533)	$1

Total Written Options						$(559)	$(157)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Receive	CBOT Soybean Oil May Futures	$29.630	Maturity	04/24/2020	240,000	$0	$(7)	$0	$(7)
	Pay	CBOT Wheat May Futures	5.350	Maturity	04/24/2020	30,000	0	(10)	0	(10)
JPM	Receive	CBOT Soybean Oil May Futures	31.290	Maturity	04/24/2020	240,000	0	(10)	0	(10)

							$0	$(27)	$0	$(27)

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$1,303	$(28)	$28	$0	$0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,600	(48)	30	0	(18)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	596	(19)	19	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	8,800	(423)	399	0	(24)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,400	(534)	480	0	(54)
MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	11,900	(618)	586	0	(32)
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,100	(235)	157	0	(78)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(81)	50	0	(31)

						$(1,986)	$1,749	$0	$(237)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Pay	3-Month KRW-KORIBOR	1.430%	Quarterly	07/01/2029	KRW	100	$0	$0	$0	$0

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020		$100	$0	$10	$10	$0
BPS	Pay	DWRTFT Index	224	1.795% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/22/2020		1,840	0	3	3	0
FBF	Pay	Swiss Market Index	10	0.000%	Maturity	06/19/2020	CHF	80	0	(11)	0	(11)
	Pay	DWRTFT Index	97	1.845% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/05/2020		$797	0	2	2	0
	Pay	DWRTFT Index	2,456	1.755% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020		20,169	0	37	37	0
JPM	Receive	JMABDEWE Index	1,069	0.300%	Monthly	02/16/2021		1,142	0	8	8	0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020		100	0	(11)	0	(11)

									$0	$38	$60	$(22)

Total Swap Agreements									$(1,986)	$1,760	$60	$(286)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	67

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$702	$9	$10	$721	$(260)	$0	$0	$(260)	$461	$(480)	$(19)
BPS	304	0	3	307	(339)	0	0	(339)	(32)	(540)	(572)
BRC	568	0	0	568	(76)	0	0	(76)	492	(360)	132
BSH	0	0	0	0	(214)	0	0	(214)	(214)	0	(214)
CBK	2,316	0	0	2,316	(517)	0	0	(517)	1,799	(1,360)	439
DUB	3	0	0	3	(358)	0	0	(358)	(355)	320	(35)
FBF	0	0	39	39	(984)	0	(11)	(995)	(956)	(4,730)	(5,686)
GLM	327	0	0	327	(1,058)	(3)	0	(1,061)	(734)	609	(125)
GST	0	0	0	0	0	0	(113)	(113)	(113)	180	67
HUS	404	0	0	404	(20)	0	0	(20)	384	(370)	14
JPM	46	7	8	61	(800)	(154)	(10)	(964)	(903)	712	(191)
MEI	0	0	0	0	0	0	(32)	(32)	(32)	292	260
MYC	0	0	0	0	0	0	(89)	(89)	(89)	135	46
MYI	668	0	0	668	0	0	0	0	668	(630)	38
RBC	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
RYL	43	0	0	43	0	0	0	0	43	0	43
SCX	209	0	0	209	(13)	0	0	(13)	196	0	196
SOG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SSB	23	0	0	23	(376)	0	0	(376)	(353)	347	(6)
TOR	0	0	0	0	(14)	0	0	(14)	(14)	261	247
UAG	462	0	0	462	(64)	0	(31)	(95)	367	(410)	(43)

Total Over the Counter	$6,075	$16	$60	$6,151	$(5,100)	$(157)	$(286)	$(5,543)

(m)

Securities with an aggregate market value of $3,201 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$48	$48
Futures	41	0	1,418	0	436	1,895
Swap Agreements	0	0	0	0	429	429

	$41	$0	$1,418	$0	$913	$2,372

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,075	$0	$6,075
Purchased Options	0	0	0	9	7	16
Swap Agreements	8	0	42	0	10	60

	$8	$0	$42	$6,084	$17	$6,151

	$49	$0	$1,460	$6,084	$930	$8,523

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$4	$0	$0	$0	$0	$4
Futures	42	0	2,398	0	696	3,136
Swap Agreements	0	22	0	0	275	297

	$46	$22	$2,398	$0	$971	$3,437

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,100	$0	$5,100
Written Options	0	0	0	158	(1)	157
Swap Agreements	27	237	11	0	11	286

	$27	$237	$11	$5,258	$10	$5,543

	$73	$259	$2,409	$5,258	$981	$8,980

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	69

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(185)	$0	$(69)	$(254)
Written Options	194	0	(535)	0	28	(313)
Futures	(3,795)	0	(52,820)	0	(1,751)	(58,366)
Swap Agreements	0	(2,770)	0	0	(1,630)	(4,400)

	$(3,601)	$(2,770)	$(53,540)	$0	$(3,422)	$(63,333)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$871	$0	$871
Purchased Options	0	(9)	18	(78)	2,102	2,033
Written Options	0	94	(18)	207	(862)	(579)
Swap Agreements	(44)	196	35,159	0	(1,689)	33,622

	$(44)	$281	$35,159	$1,000	$(449)	$35,947

	$(3,645)	$(2,489)	$(18,381)	$1,000	$(3,871)	$(27,386)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$530	$0	$44	$574
Written Options	113	0	(488)	0	(4)	(379)
Futures	(158)	0	(180)	0	2,100	1,762
Swap Agreements	0	(27)	0	0	(267)	(294)

	$(45)	$(27)	$(138)	$0	$1,873	$1,663

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$570	$0	$570
Purchased Options	0	7	13	59	(271)	(192)
Written Options	0	(20)	(2)	(98)	68	(52)
Swap Agreements	(193)	(621)	(638)	0	962	(490)

	$(193)	$(634)	$(627)	$531	$759	$(164)

	$(238)	$(661)	$(765)	$531	$2,632	$1,499

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$26,015	$0	$26,015
Industrials	0	4,938	0	4,938
Utilities	0	2,262	0	2,262
U.S. Government Agencies	0	47,441	0	47,441
Non-Agency Mortgage-Backed Securities	0	6,159	0	6,159
Asset-Backed Securities	0	13,403	0	13,403
Sovereign Issues	0	9,432	0	9,432

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Common Stocks
Consumer Discretionary	$1,367	$0	$0	$1,367
Health Care	1,791	0	0	1,791
Industrials	3,309	0	0	3,309
Information Technology	2,339	0	0	2,339
Preferred Securities
Banking & Finance	0	1,477	0	1,477
Real Estate Investment Trusts
Real Estate	25,919	0	0	25,919
Short-Term Instruments
Repurchase Agreements	0	19,560	0	19,560
Argentina Treasury Bills	0	190	8	198
U.S. Treasury Bills	0	4,082	0	4,082

	$34,725	$134,959	$8	$169,692

Investments in Affiliates, at Value
Mutual Funds	45,262	0	0	45,262
Short-Term Instruments
Central Funds Used for Cash Management Purposes	50,224	0	0	50,224

	$95,486	$0	$0	$95,486

Total Investments	$130,211	$134,959	$8	$265,178

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,896	476	0	2,372
Over the counter	0	6,151	0	6,151

	$1,896	$6,627	$0	$8,523

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,131)	(297)	0	(3,428)
Over the counter	0	(5,543)	0	(5,543)

	$(3,131)	$(5,840)	$0	$(8,971)

Total Financial Derivative Instruments	$(1,235)	$787	$0	$(448)

Totals	$128,976	$135,746	$8	$264,730

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	71

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO Multi-Strategy Alternative Fund. The PIMCO Global Core Asset Allocation Fund may invest its assets in the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. The PIMCO Multi-Strategy Alternative Fund may invest its assets in the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any funds of PIMCO ETF Trust, an affiliated investment company. Each Fund is further permitted to invest in Acquired Funds, which is defined to include the Underlying PIMCO Funds (as defined for each Fund) and other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized

72	PIMCO ASSET ALLOCATION FUNDS

March 31, 2020

as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

ANNUAL REPORT	MARCH 31, 2020	73

Notes to Financial Statements (Cont.)

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Multi-Strategy Alternative Fund	Quarterly	Quarterly

PIMCO Global Core Asset Allocation Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

74	PIMCO ASSET ALLOCATION FUNDS

March 31, 2020

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded

ANNUAL REPORT	MARCH 31, 2020	75

Notes to Financial Statements (Cont.)

options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair

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valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

ANNUAL REPORT	MARCH 31, 2020	77

Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

ANNUAL REPORT	MARCH 31, 2020	79

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each of the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund may invest its assets in Underlying PIMCO Funds and Acquired Funds, as previously defined and in each Fund’s respective prospectus. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

PIMCO Multi-Strategy Alternative Fund

Underlying PIMCO Funds	Market Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$3,098	$4,680	$(2,020)	$(225)	$(1,563)	$3,970	$102	$0

PIMCO Credit Opportunities Bond Fund	15,930	16,447	(13,679)	28	(1,515)	17,211	810	0

PIMCO Dynamic Bond Fund	14,017	21,875	(11,510)	(215)	(1,541)	22,626	1,136	0

PIMCO EqS® Long/Short Fund	8,182	2,223	(10,377)	(319)	291	0	0	0

PIMCO Mortgage Opportunities and Bond Fund	13,865	25,773	(9,634)	(41)	(1,217)	28,746	1,148	0

PIMCO Preferred and Capital Securities Fund	0	3,017	0	0	(403)	2,614	8	0

PIMCO RAE Worldwide Long/Short PLUS Fund	10,730	11,253	(6,469)	(41)	(2,777)	12,696	797	0

PIMCO RealEstateRealReturn Strategy Fund	2,847	4,543	(2,087)	61	(654)	4,710	195	0

PIMCO Short-Term Floating NAV Portfolio III	12,414	81,427	(77,300)	(18)	(74)	16,449	327	0

PIMCO TRENDS Managed Futures Strategy Fund	16,507	20,323	(33,942)	2,528	(346)	5,070	359	0

Totals	$97,590	$191,561	$(167,018)	$1,758	$(9,799)	$114,092	$4,882	$0

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PIMCO Global Core Asset Allocation Fund

Underlying PIMCO Funds	Market Value 3/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 3/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO EqS® Long/Short Fund	$10,930	$0	$(10803)	$(894)	$767	$0	$0	$0

PIMCO Income Fund	41,623	972	(42446)	(562)	413	0	1,036	0

PIMCO Mortgage Opportunities and Bond Fund	23,430	44,642	(19703)	(890)	(2,217)	45,262	2,207	0

PIMCO Preferred and Capital Securities Fund	14,538	221	(15363)	368	236	0	221	0

PIMCO RAE PLUS Fund	20,781	64	(19951)	2348	(3,242)	0	64	0

PIMCO Short-Term Floating NAV Portfolio III	290	450,625	(400700)	(68)	77	50,224	825	0

Totals	$111,592	$496,524	$(508,966)	$302	$(3,966)	$95,486	$4,353	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a

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different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or

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Notes to Financial Statements (Cont.)

guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to

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repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

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Notes to Financial Statements (Cont.)

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a

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March 31, 2020

Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

ANNUAL REPORT	MARCH 31, 2020	87

Notes to Financial Statements (Cont.)

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. A Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

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Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and

ANNUAL REPORT	MARCH 31, 2020	89

Notes to Financial Statements (Cont.)

OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be

ANNUAL REPORT	MARCH 31, 2020	91

Notes to Financial Statements (Cont.)

representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

ANNUAL REPORT	MARCH 31, 2020	93

Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Multi-Strategy Alternative Fund	PIMCO Global Core Asset Allocation Fund

New/Small Fund	X	X

Allocation	X	X

Acquired Fund	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	—

Volatility	X	—

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Privately Issued Mortgage-Related Securities	X	—

Extension	X	—

Prepayment	X	—

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Senior Loan	X	—

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Small-Cap and Mid-Cap Company	X	—

Smaller Company	—	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Cash Holdings	X	—

Arbitrage	—	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

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A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk  is the risk that a new or smaller fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

ANNUAL REPORT	MARCH 31, 2020	95

Notes to Financial Statements (Cont.)

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Volatility Risk  is the risk that the value of an investment with a higher volatility level may fluctuate over a larger range within a short period of time, either up or down. Volatility measures the variability in the price of an investment over time. Higher volatility levels may indicate heightened

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risk of losses. Volatility risk is heightened to the extent a Fund invests in volatility-related instruments, such as futures on volatility-related indices.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with

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Notes to Financial Statements (Cont.)

direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates (as applicable), including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates (as applicable), and the individual portfolio managers in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

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Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Cash Holdings Risk  is the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of

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Notes to Financial Statements (Cont.)

infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal

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business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class	I-2	Class A	Class C
PIMCO Multi-Strategy Alternative Fund(1)	1.05%	0.10%	0.20%	0.25%	N/A
PIMCO Global Core Asset Allocation Fund(1)(2)	0.90%	0.05%	0.15%	0.25%	0.25%

(1)

PIMCO has contractually agreed, through July 31, 2020, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary (as defined herein). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

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Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months

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from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2020, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2020, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Multi-Strategy Alternative Fund	$1,001

PIMCO Global Core Asset Allocation Fund	545

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO Cayman Commodity Fund II, Ltd. (the “GCAA Subsidiary”), has entered into a separate contract with PIMCO for the management of the GCAA Subsidiary’s portfolio pursuant to which the GCAA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the PIMCO Global Core Asset Allocation Fund (the “GCAA Fund”) in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2020, the amount was $287,065. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the GCAA Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Multi-Strategy Alternative Fund	$0	$65

PIMCO Global Core Asset Allocation Fund	0	662

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Multi-Strategy Alternative Fund	$86,447	$88,936	$110,686	$90,191

PIMCO Global Core Asset Allocation Fund	1,892,491	2,064,363	190,186	373,061

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Multi-Strategy Alternative Fund				PIMCO Global Core Asset Allocation Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	6,783	$67,307	4,367	$43,283	2,220	$28,130	2,181		$27,245

I-2	124	1,239	371	3,714	466	5,828	555		6,932

Class A	170	1,717	159	1,588	1,816	22,931	750		9,278

Class C	N/A	N/A	N/A	N/A	151	1,828	180		2,143

Class R	N/A	N/A	N/A	N/A	N/A	N/A	15	(a)	169	(a)

Issued as reinvestment of distributions

Institutional Class	249	2,487	209	2,039	477	5,480	478		5,896

I-2	15	147	14	137	132	1,503	88		1,079

Class A	5	48	4	39	365	4,100	206		2,526

Class C	N/A	N/A	N/A	N/A	105	1,128	106		1,265

Class R	N/A	N/A	N/A	N/A	N/A	N/A	4	(a)	55	(a)

Cost of shares redeemed

Institutional Class	(4,085)	(40,131)	(5,469)	(54,156)	(7,438)	(94,725)	(5,108)		(63,228)

I-2	(430)	(3,972)	(81)	(807)	(983)	(12,300)	(935)		(11,606)

Class A	(127)	(1,273)	(576)	(5,779)	(1,897)	(23,253)	(2,169)		(26,448)

Class C	N/A	N/A	N/A	N/A	(2,360)	(28,973)	(2,188)		(26,205)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	(415	)(a)	(4,963	)(a)

Net increase (decrease) resulting from Fund share transactions	2,704	$27,569	(1,002)	$(9,942)	(6,946)	$(88,323)	(6,252)		$(75,862)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class R Shares liquidated at the close of business on October 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Multi-Strategy Alternative Fund	1	0	11%	0%

14. BASIS FOR CONSOLIDATION

GCAA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned Commodity Subsidiary acting as an investment vehicle for the PIMCO Global Core

ANNUAL REPORT	MARCH 31, 2020	107

Notes to Financial Statements (Cont.)

Asset Allocation Fund (the “GCAA Fund”) in order to effect certain investments for the GCAA Fund consistent with the GCAA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GCAA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GCAA Fund and the GCAA Subsidiary. The consolidated financial statements include the accounts of the GCAA Fund and the GCAA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GCAA Fund and the GCAA Subsidiary on December 10, 2008, comprising the entire issued share capital of the GCAA Subsidiary, with the intent that the GCAA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GCAA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GCAA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GCAA Subsidiary. The net assets of the GCAA Subsidiary as of period end represented 7.2% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the GCAA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

108	PIMCO ASSET ALLOCATION FUNDS

March 31, 2020

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2020	109

Notes to Financial Statements (Cont.)

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Multi-Strategy Alternative Fund	$0	$614	$(9,154)	$0	$0	$0	$(3,519)

PIMCO Global Core Asset Allocation Fund	26,749	0	(10,683)	(19)	(165,942)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, convertible preferred securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Multi-Strategy Alternative Fund	$0	$0

PIMCO Global Core Asset Allocation Fund	135,308	30,634

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Multi-Strategy Alternative Fund	$136,716	$5,715	$(14,874)	$(9,159)

PIMCO Global Core Asset Allocation Fund	279,308	29,931	(40,337)	(10,406)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options, and forward contracts, realized and unrealized gain (loss) swap contracts, convertible preferred securities, and straddle loss deferrals.

110	PIMCO ASSET ALLOCATION FUNDS

March 31, 2020

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Multi-Strategy Alternative Fund	$3,100	$61	$0	$2,193	$22	$0

PIMCO Global Core Asset Allocation Fund	15,000	0	0	10,752	0	1,949

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2020	111

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Multi-Strategy Alternative Fund and PIMCO Global Core Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Multi-Strategy Alternative Fund and PIMCO Global Core Asset Allocation Fund (two of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

112	PIMCO ASSET ALLOCATION FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FAR	Wells Fargo Bank National Association	SAL	Citigroup Global Markets, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
JML	JP Morgan Securities Plc	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HKD	Hong Kong Dollar	TRY	Turkish New Lira
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
FTSE	Financial Times Stock Exchange	OTC	Over the Counter
MSE	Montreal Stock Exchange

ANNUAL REPORT	MARCH 31, 2020	113

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	IBEX 35	Spanish Continuous Exchange Index
BADLARPP	Argentina Badlar Floating Rate Notes	IBR	Indicador Bancario de Referencia
BRENT	Brent Crude	JMABDEWE	J.P. Morgan Custom Commodity Index
CAC	Cotation Assistée en Continu	JMABFNJ	J.P. Morgan Custom Commodity Index
CDX.HY	Credit Derivatives Index - High Yield	JPQIPRL1	J.P. Morgan Custom Equity Basket Swap
CDX.IG	Credit Derivatives Index - Investment Grade	JPQIPRS1	J.P. Morgan Custom Equity Basket Swap
CMBX	Commercial Mortgage-Backed Index	MLPIEML1	Merrill Lynch International Custom Equity Index
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MLPIEMS1	Merrill Lynch International Custom Equity Index
CNREPOFIX	China Fixing Repo Rates 7-Day	OMX	Stockholm 30 Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	SPI 200	Australian Equity Futures Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	TOPIX	Tokyo Price Index
DAX	Deutscher Aktien Index 30	UKRPI	United Kingdom Retail Prices Index
DWRTFT	Dow Jones Wilshire REIT Total Return Index	ULSD	Ultra-Low Sulfur Diesel
ERAUSLT	eRAFI U.S. Large Strategy Index	US0003M	3 Month USD Swap Rate
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index

Other Abbreviations:
ABS	Asset-Backed Security	MSCI	Morgan Stanley Capital International
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali	oz.	Ounce
CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	SOR	Swap Offer Rate
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate	THBFIX	Thai Baht Floating-Rate Fix
KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
KORIBOR	Korea Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	YOY	Year-Over-Year
MIBOR	Mumbai Interbank Offered Rate

114	PIMCO ASSET ALLOCATION FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Multi-Strategy Alternative Fund	0%	0%	$1,740	$0
PIMCO Global Core Asset Allocation Fund	0%	3.87%	245	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	115

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

116	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	117

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

118	PIMCO ASSET ALLOCATION FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2020	119

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

120	PIMCO ASSET ALLOCATION FUNDS

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

ANNUAL REPORT	MARCH 31, 2020	121

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3001AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

Bond Funds

PIMCO Dynamic Bond Fund

PIMCO Extended Duration Fund

PIMCO GNMA and Government Securities Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		19

Benchmark Descriptions		21

Financial Highlights		22

Statements of Assets and Liabilities		34

Statements of Operations		38

Statements of Changes in Net Assets		40

Statements of Cash Flows		43

Notes to Financial Statements		178

Report of Independent Registered Public Accounting Firm		208

Glossary		209

Federal Income Tax Information		210

Management of the Trust		211

Privacy Policy		214

Liquidity Risk Management Program		215

Fund	Fund Summary	Schedule of Investments

PIMCO Dynamic Bond Fund	7	45

PIMCO Extended Duration Fund	8	62

PIMCO GNMA and Government Securities Fund	9	71

PIMCO Long Duration Total Return Fund	10	79

PIMCO Long-Term U.S. Government Fund	11	96

PIMCO Moderate Duration Fund	12	103

PIMCO Mortgage-Backed Securities Fund	13	114

PIMCO Mortgage Opportunities and Bond Fund	14	123

PIMCO Strategic Bond Fund	15	139

PIMCO Total Return Fund II	16	150

PIMCO Total Return Fund IV	17	158

PIMCO Total Return ESG Fund	18	167

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions....Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned

2	PIMCO BOND FUNDS

8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Funds or a reduction in the

4	PIMCO BOND FUNDS

effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1%

CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Dynamic Bond Fund	06/30/08	06/30/08	06/30/08	04/27/18	—	06/30/08	07/31/08	07/31/08	Diversified
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA and Government Securities Fund	07/31/97	07/31/97	04/30/08	01/31/19	—	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	09/08/17	01/05/18	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	—	09/23/97	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities and Bond Fund	10/22/12	10/22/12	10/22/12	04/27/18	—	10/22/12	10/22/12	—	Diversified
PIMCO Strategic Bond Fund	01/30/09	01/30/09	09/10/09	—	—	01/30/09	01/30/09	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	—	11/30/94	—	—	—	Diversified
PIMCO Total Return Fund IV	05/26/11	05/26/11	—	—	—	05/26/11	—	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	—	04/11/97	02/03/20	02/03/20	—	Diversified

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

6	PIMCO BOND FUNDS

PIMCO Dynamic Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
I-2 - PUCPX	Class C - PUBCX
I-3 - PFNUX	Class R - PUBRX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	35.6%

Corporate Bonds & Notes	16.5%

U.S. Treasury Obligations	15.7%

Asset-Backed Securities	12.5%

Short-Term Instruments‡	7.6%

Non-Agency Mortgage-Backed Securities	6.8%

Sovereign Issues	3.1%

Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (06/30/08)
PIMCO Dynamic Bond Fund Institutional Class	(2.81)%	2.13%	2.38%	3.51%
PIMCO Dynamic Bond Fund I-2	(2.91)%	2.03%	2.28%	3.41%
PIMCO Dynamic Bond Fund I-3	(2.96)%	2.04%	2.31%	3.44%
PIMCO Dynamic Bond Fund Class A	(3.20)%	1.73%	1.97%	3.10%
PIMCO Dynamic Bond Fund Class A (adjusted)	(6.82)%	0.95%	1.58%	2.76%
PIMCO Dynamic Bond Fund Class C	(3.93)%	0.96%	1.23%	2.34%
PIMCO Dynamic Bond Fund Class C (adjusted)	(4.85)%	0.96%	1.23%	2.34%
PIMCO Dynamic Bond Fund Class R	(3.44)%	1.49%	1.72%	2.84%
3 Month USD LIBOR	2.27%	1.45%	0.89%	0.98%
Lipper Absolute Return Bond Funds Average	(4.21)%	1.17%	2.35%	3.05%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.01% for Institutional Class shares, 1.11% for I-2 shares, 1.21% for I-3 shares, 1.41% for Class A shares, 2.16% for Class C shares, and 1.66% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long positions in US nominal rates, primarily at the 5 year portion of the curve, contributed to performance, as yields decreased.

»	Exposure to the U.S. cash rate contributed to performance, as 3-month LIBOR remained positive during the reporting period.

»

Long exposure to Agency mortgage-backed securities contributed to performance, as the Bloomberg Barclays US MBS Index, which tracks fixed-rate Agency mortgage-backed securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) increased.

»

Long exposure to non-Agency mortgages detracted from performance, as the BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-Agency mortgages, decreased year-to-date.

»

Long exposure to investment grade corporate credit over most of the reporting period detracted from performance. Though the Bloomberg Barclays US Corporate Bond Index, which measures the investment grade, fixed-rate, taxable corporate bond market, posted positive returns over the reporting period, returns dropped in March, negatively affecting performance.

»

Holdings of U.S. dollar denominated emerging market debt, particularly in Argentina and Saudi Arabia, detracted from performance. The JP Morgan Emerging Market Bond Index Global (EMBI Global), which generally tracks the total return for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, fell in March and the Argentine component of the index posted negative returns over the reporting period while the Saudi Arabian component posted negative returns year to date.

ANNUAL REPORT	MARCH 31, 2020	7

PIMCO Extended Duration Fund

Institutional Class - PEDIX
I-2 - PEDPX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	88.8%

U.S. Government Agencies	5.6%

Non-Agency Mortgage-Backed Securities	2.4%

Short-Term Instruments‡	1.0%

Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	44.99%	9.09%	13.07%	11.05%
PIMCO Extended Duration Fund I-2	44.85%	8.98%	12.96%	10.95%
FTSE STRIPS Index, 20+ Year Sub-Index	47.44%	9.55%	13.47%	10.85%
Lipper Corporate Debt Funds BBB-Rated Funds Average	4.26%	2.93%	4.62%	4.88%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.17% for Institutional Class shares, and 1.27% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Treasury Inflation-Protected Securities held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates fell.

»

Out of benchmark exposure to securitized, including non-Agency mortgage-backed securities and commercial mortgage-backed securities, detracted from performance, as the strategies underperformed like duration Treasuries.

»	There were no significant factors that contributed to performance.

8	PIMCO BOND FUNDS

PIMCO GNMA and Government Securities Fund

Institutional Class - PDMIX	Class A - PAGNX
I-2 - PPGNX	Class C - PCGNX
I-3 - PANNX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	86.5%

Short-Term Instruments‡	11.0%

Non-Agency Mortgage-Backed Securities	2.1%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA and Government Securities Fund Institutional Class	6.89%	2.85%	3.51%	5.35%
PIMCO GNMA and Government Securities Fund I-2	6.79%	2.74%	3.40%	5.25%
PIMCO GNMA and Government Securities Fund I-3	6.74%	2.69%	3.35%	5.20%
PIMCO GNMA and Government Securities Fund Class A	6.47%	2.44%	3.09%	4.93%
PIMCO GNMA and Government Securities Fund Class A (adjusted)	2.44%	1.66%	2.70%	4.75%
PIMCO GNMA and Government Securities Fund Class C	5.68%	1.67%	2.32%	4.15%
PIMCO GNMA and Government Securities Fund Class C (adjusted)	4.68%	1.67%	2.32%	4.15%
Bloomberg Barclays GNMA Index	6.83%	2.78%	3.32%	4.86%
Lipper GNMA Funds Average	5.94%	2.05%	2.72%	4.39%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.71% for Institutional Class shares, 0.81% for I-2 shares, 0.91% for I-3 shares, 1.11% for Class A shares and 1.86% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO GNMA and Government Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Agency mortgage-backed securities (“MBS”) during the third and fourth quarters of 2019 contributed to performance, as the sector outperformed like duration treasuries.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. interest rates decreased during the period.

»	Exposure to structured Agency MBS detracted from performance, as the sector underperformed like duration treasuries.

»	Exposure to non-Agency commercial MBS detracted from performance, as the sector underperformed like duration treasuries.

»	Exposure to non-Agency residential MBS detracted from performance, as the sector underperformed like duration treasuries.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX	Class A - PLRAX
I-2 - PLRPX	Class C - PLRCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	44.9%

Corporate Bonds & Notes	31.8%

U.S. Government Agencies	13.4%

Non-Agency Mortgage-Backed Securities	2.6%

Municipal Bonds & Notes	2.1%

Short-Term Instruments‡	1.7%

Sovereign Issues	1.6%

Asset-Backed Securities	1.4%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	17.07%	6.22%	8.06%	8.20%
PIMCO Long Duration Total Return Fund I-2	16.95%	6.11%	7.95%	8.10%
PIMCO Long Duration Total Return Fund Class A	16.61%	5.80%	7.63%	7.78%
PIMCO Long Duration Total Return Fund Class A (adjusted)	12.27%	5.00%	7.22%	7.48%
PIMCO Long Duration Total Return Fund Class C	15.76%	5.01%	6.83%	6.98%
PIMCO Long Duration Total Return Fund Class C (adjusted)	14.76%	5.01%	6.83%	6.98%
Bloomberg Barclays Long-Term Government/Credit Index	19.32%	5.99%	8.07%	7.50%
Lipper Corporate Debt Funds BBB-Rated Funds Average	4.26%	2.93%	4.62%	4.88%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.97% for Institutional Class shares, 1.07% for I-2 shares, 1.37% for Class A shares, and 2.12% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies detracted overall as long-end curve positioning detracted from performance, amid falling yields.

»	Treasury Inflation-Protected Securities held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates decreased.

»	Overweight exposure to investment grade financials detracted from performance, as spreads widened.

»	Out of benchmark exposure to non-Agency mortgage-backed securities detracted from performance, as the strategy underperformed like duration Treasuries.

»	Underweight exposure to investment grade industrials contributed to performance, as spreads widened.

10	PIMCO BOND FUNDS

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
I-2 - PLTPX	Class C - PFGCX
Administrative Class - PLGBX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	79.0%

U.S. Government Agencies	14.3%

Non-Agency Mortgage-Backed Securities	4.5%

Corporate Bonds & Notes	1.2%

Asset-Backed Securities	0.8%

Short-Term Instruments‡	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	31.11%	6.99%	8.83%	9.00%
PIMCO Long-Term U.S. Government Fund I-2	30.98%	6.88%	8.72%	8.90%
PIMCO Long-Term U.S. Government Fund Administrative Class	30.79%	6.72%	8.56%	8.73%
PIMCO Long-Term U.S. Government Fund Class A	30.66%	6.62%	8.45%	8.59%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	25.76%	5.81%	8.03%	8.42%
PIMCO Long-Term U.S. Government Fund Class C	29.70%	5.83%	7.64%	7.79%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	28.70%	5.83%	7.64%	7.79%
Bloomberg Barclays Long-Term Treasury Index	32.64%	7.33%	8.96%	8.45%♦
Lipper General U.S. Government Funds Average	10.92%	2.87%	3.31%	4.76%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.965% for Institutional Class shares, 1.065% for I-2 shares, 1.215% for Administrative Class shares, 1.315% for Class A shares and 2.065% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out of benchmark exposure to commercial mortgage-backed securities detracted from performance, as the strategy underperformed like duration Treasuries.

»	Treasury Inflation Protected Securities held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates decreased.

»	U.S. interest rate strategies detracted overall as long-end curve positioning detracted from performance, amid falling yields.

»	There were no significant factors that contributed to performance.

ANNUAL REPORT	MARCH 31, 2020	11

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
I-2 - PMOPX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	34.1%

Corporate Bonds & Notes	32.9%

Short-Term Instruments‡	9.8%

U.S. Treasury Obligations	9.5%

Asset-Backed Securities	6.3%

Non-Agency Mortgage-Backed Securities	4.2%

Sovereign Issues	2.9%

Preferred Securities	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	6.15%	2.69%	3.54%	5.31%
PIMCO Moderate Duration Fund I-2	6.04%	2.59%	3.43%	5.20%
Bloomberg Barclays Intermediate Government/Credit Index	6.88%	2.76%	3.14%	4.67%
Lipper Short-Intermediate Investment Grade Debt Funds Average	2.41%	1.61%	2.31%	3.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.60% for Institutional Class shares, and 0.70% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as rates decreased.

»	Underweight exposure to investment-grade corporate spread duration, particularly in the first quarter of 2020, contributed to relative performance, as spreads widened.

»	Positions in Agency mortgage-backed securities, particularly due to the associated carry, contributed to relative performance, as total returns for these securities were positive.

»	Short exposure to duration in select developed markets including the U.K., Australia and Japan detracted from relative performance, as rates decreased.

»	Positions in US Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates decreased.

»	Positions in non-Agency mortgage-backed securities, particularly in the first quarter of 2020, detracted from relative performance, as excess returns for these securities were negative.

12	PIMCO BOND FUNDS

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
I-2 - PMRPX	Class C - PMRCX
I-3 - PSANX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	85.8%

Asset-Backed Securities	6.3%

Non-Agency Mortgage-Backed Securities	4.9%

Short-Term Instruments‡	2.7%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	4.55%	3.20%	3.75%	5.52%
PIMCO Mortgage-Backed Securities Fund I-2	4.45%	3.10%	3.65%	5.41%
PIMCO Mortgage-Backed Securities Fund I-3	4.41%	3.05%	3.60%	5.36%
PIMCO Mortgage-Backed Securities Fund Class A	4.14%	2.79%	3.34%	5.10%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	0.21%	2.01%	2.94%	4.92%
PIMCO Mortgage-Backed Securities Fund Class C	3.38%	2.03%	2.57%	4.31%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	2.38%	2.03%	2.57%	4.31%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	7.03%	2.94%	3.30%	4.91%
Lipper U.S. Mortgage Funds Average	3.44%	2.21%	3.06%	4.21%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for Institutional Class shares, 0.85% for I-2 shares, 0.95% for I-3 shares, 1.15% for Class A shares, and 1.90% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to Agency mortgage-backed securities (“MBS”) in the first quarter of 2020 contributed to performance during the reporting period, as spreads tightened for the majority of the first quarter.

»	Exposure to non-Agency residential MBS detracted from performance, as the asset class underperformed like duration treasuries.

»	Exposure to structured Agency MBS detracted from performance, as the sector underperformed like duration treasuries.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. interest rates decreased during the period.

»	Exposure to collateralized loan obligations detracted from performance, as the asset class underperformed like duration treasuries.

ANNUAL REPORT	MARCH 31, 2020	13

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class - PMZIX	Class A - PMZAX
I-2 - PMZPX	Class C - PMZCX
I-3 - PMZNX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	64.4%

Asset-Backed Securities	14.2%

Non-Agency Mortgage-Backed Securities	11.1%

U.S. Treasury Obligations	9.4%

Short-Term Instruments‡	0.6%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities and Bond Fund Institutional Class	(0.24)%	2.91%	4.72%
PIMCO Mortgage Opportunities and Bond Fund I-2	(0.34)%	2.80%	4.61%
PIMCO Mortgage Opportunities and Bond Fund I-3	(0.38)%	2.76%	4.56%
PIMCO Mortgage Opportunities and Bond Fund Class A	(0.64)%	2.50%	4.30%
PIMCO Mortgage Opportunities and Bond Fund Class A (adjusted)	(4.34)%	1.73%	3.76%
PIMCO Mortgage Opportunities and Bond Fund Class C	(1.39)%	1.73%	3.52%
PIMCO Mortgage Opportunities and Bond Fund Class C (adjusted)	(2.34)%	1.73%	3.52%
3 Month USD LIBOR	2.27%	1.45%	1.06%
Lipper Absolute Return Funds Average	(3.90)%	0.13%	1.83%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.37% for Institutional Class shares, 1.47% for I-2 shares, 1.57% for I-3 shares, 1.77% for Class A shares, and 2.52% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities and Bond Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to U.S. duration contributed to performance, as U.S. interest rates decreased during the period.

»	Exposure to Agency MBS contributed to performance, as the sector had positive performance.

»	Exposure to residential RMBS detracted from performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to commercial MBS detracted from performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to asset-backed securities detracted from performance, as the asset class underperformed like duration treasuries.

»	Exposure to collateralized loan obligations detracted from performance, as the asset class underperformed like duration treasuries.

14	PIMCO BOND FUNDS

PIMCO Strategic Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
I-2 - PUTPX	Class C - ATMCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	36.0%

U.S. Treasury Obligations	23.1%

Corporate Bonds & Notes	20.9%

Asset-Backed Securities	12.6%

Non-Agency Mortgage-Backed Securities	2.7%

Sovereign Issues	2.6%

Short-Term Instruments‡	1.6%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (01/30/09)
PIMCO Strategic Bond Fund Institutional Class	(0.82)%	3.31%	2.62%	3.00%
PIMCO Strategic Bond Fund I-2	(0.92)%	3.19%	2.51%	2.89%
PIMCO Strategic Bond Fund Class A	(1.21)%	2.89%	2.22%	2.59%
PIMCO Strategic Bond Fund Class A (adjusted)	(4.94)%	2.11%	1.82%	2.24%
PIMCO Strategic Bond Fund Class C	(1.95)%	2.14%	1.50%	1.87%
PIMCO Strategic Bond Fund Class C (adjusted)	(2.91)%	2.14%	1.50%	1.87%
3 Month USD LIBOR	2.27%	1.45%	0.89%	0.87%
Lipper Absolute Return Bond Funds Average	(4.21)%	1.17%	2.35%	3.91%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, 0.69% for I-2 shares, 0.99% for A shares, and 1.74% for Class C shares,. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Strategic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long positions in US nominal rates, primarily at the 7 year portion of the curve, contributed to performance, as yields decreased.

»	Exposure to the U.S. cash rate contributed to performance as 3-month LIBOR remained positive during the reporting period.

»

Long exposure to Agency mortgage-backed securities contributed to performance, as the Bloomberg Barclays US MBS Index, which tracks fixed-rate agency mortgage-backed securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) increased.

»	Short exposure to the euro contributed to performance, as the euro depreciated relative to the U.S. dollar over the reporting period.

»

Long exposure to non-Agency mortgages detracted from performance, as the BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-Agency mortgages, decreased year-to-date.

»

Long exposure to investment grade corporate credit over most of the reporting period detracted from performance. Though the Bloomberg Barclays US Corporate Bond Index, which measures the investment grade, fixed-rate, taxable corporate bond market, posted positive returns over the reporting period, returns dropped in March, negatively affecting performance.

»

Holdings of U.S. dollar denominated emerging market debt, particularly in Argentina and Saudi Arabia, detracted from performance. The JP Morgan Emerging Market Bond Index Global (EMBI Global), which generally tracks the total return for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, fell in March and the Argentine component of the index posted negative returns while the Saudi Arabian component posted negative returns year to date.

ANNUAL REPORT	MARCH 31, 2020	15

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
I-2 - PMTPX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	47.2%

Corporate Bonds & Notes	28.9%

U.S. Treasury Obligations	10.6%

Short-Term Instruments‡	5.7%

Non-Agency Mortgage-Backed Securities	3.8%

Asset-Backed Securities	2.8%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	7.85%	3.53%	3.93%	6.08%
PIMCO Total Return Fund II I-2	7.74%	3.42%	3.82%	5.98%
PIMCO Total Return Fund II Administrative Class	7.58%	3.27%	3.67%	5.82%
Bloomberg Barclays U.S. Aggregate Index	8.93%	3.36%	3.88%	5.53%
Lipper Core Plus Bond Funds Average	4.80%	2.59%	3.95%	5.90%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, 0.95% for I-2 shares, and 1.10% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as rates decreased.

»	Void holdings of sovereign emerging market external debt, particularly in the first quarter of 2020, contributed to relative performance, as spreads widened.

»	Positions in US Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates decreased.

»	Positions in non-Agency mortgage-backed securities, particularly in the first quarter of 2020, detracted from relative performance, as excess returns for these securities were negative.

»	Select fallen angels holdings detracted from relative performance, as spreads widened.

»	Selection within investment-grade corporates, particularly during March, 2020, detracted from relative performance, as spreads widened.

16	PIMCO BOND FUNDS

PIMCO Total Return Fund IV

Institutional Class - PTUIX
Class A - PTUZX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	35.9%

Corporate Bonds & Notes	29.0%

Non-Agency Mortgage-Backed Securities	15.2%

U.S. Treasury Obligations	14.6%

Asset-Backed Securities	2.4%

Sovereign Issues	1.4%

Short-Term Instruments‡	0.4%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	7.22%	3.05%	3.89%
PIMCO Total Return Fund IV Class A	6.85%	2.69%	3.54%
PIMCO Total Return Fund IV Class A (adjusted)	2.80%	1.90%	3.09%
Bloomberg Barclays U.S. Aggregate Index	8.93%	3.36%	3.52%
Lipper Core Plus Bond Funds Average	4.80%	2.59%	3.38%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.69% for Institutional Class shares, and 1.04% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as rates decreased.

»	Underweight exposure to investment-grade corporate spread duration contributed to relative performance, as spreads widened.

»	Positions in US Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates decreased.

»	Short exposure to duration in select developed markets including the U.K., Australia and Japan detracted from relative performance, as rates decreased.

»	Select fallen angels holdings detracted from relative performance, as spreads widened.

»	Positions in non-Agency mortgage-backed securities, particularly in the first quarter of 2020, detracted from relative performance, as excess returns for these securities were negative.

ANNUAL REPORT	MARCH 31, 2020	17

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Class A - PTGAX
I-2 - PRAPX	Class C - PTGCX
Administrative Class - PRFAX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	40.7%

Corporate Bonds & Notes	35.3%

U.S. Treasury Obligations	13.0%

Sovereign Issues	4.7%

Non-Agency Mortgage-Backed Securities	2.8%

Asset-Backed Securities	1.7%

Short-Term Instruments	0.4%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	7.40%	2.99%	3.85%	6.54%
PIMCO Total Return ESG Fund I-2	7.30%	2.89%	3.74%	6.43%
PIMCO Total Return ESG Fund Administrative Class	7.14%	2.74%	3.59%	6.27%
PIMCO Total Return ESG Fund Class A	6.98%	2.58%	3.43%	6.12%
PIMCO Total Return ESG Fund Class A (adjusted)	4.55%	2.11%	3.19%	6.04%
PIMCO Total Return ESG Fund Class C	6.19%	1.82%	2.66%	5.33%
PIMCO Total Return ESG Fund Class C (adjusted)	5.19%	1.82%	2.66%	5.33%
Bloomberg Barclays U.S. Aggregate Index	8.93%	3.36%	3.88%	5.79%
Lipper Core Plus Bond Funds Average	4.80%	2.59%	3.95%	6.17%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1991

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.84% for Institutional Class shares, 0.94% for I-2 shares, 1.09% for Administrative shares, 1.24% for Class A shares, and 1.99% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as rates decreased.

»	Underweight exposure to investment-grade corporate spread duration contributed to relative performance, as spreads widened.

»	Long exposure to headline eurozone duration contributed to relative performance, as rates decreased.

»	Positions in US Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates decreased.

»	Short exposure to duration in select developed markets including the U.K., Australia and Japan detracted from relative performance, as rates decreased.

»	Positions in non-Agency mortgage-backed securities, particularly in the first quarter of 2020, detracted from relative performance, as excess returns for these securities were negative.

»	Holdings of sovereign emerging market external debt, particularly in the first quarter of 2020, detracted from relative performance, as spreads widened.

18	PIMCO BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dynamic Bond Fund
Institutional Class	$1,000.00	$967.00	$4.08	$1,000.00	$1,020.85	$4.19	0.83%
I-2	1,000.00	966.50	4.57	1,000.00	1,020.35	4.70	0.93
I-3	1,000.00	966.30	4.82	1,000.00	1,020.10	4.95	0.98
Class A	1,000.00	965.10	6.04	1,000.00	1,018.85	6.21	1.23
Class C	1,000.00	961.50	9.71	1,000.00	1,015.10	9.97	1.98
Class R	1,000.00	963.90	7.27	1,000.00	1,017.60	7.47	1.48

PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,212.70	$8.41	$1,000.00	$1,017.40	$7.67	1.52%
I-2	1,000.00	1,212.10	8.96	1,000.00	1,016.90	8.17	1.62

PIMCO GNMA and Government Securities Fund
Institutional Class	$1,000.00	$1,034.80	$4.22	$1,000.00	$1,020.85	$4.19	0.83%
I-2	1,000.00	1,034.30	4.73	1,000.00	1,020.35	4.70	0.93
I-3	1,000.00	1,034.10	4.98	1,000.00	1,020.10	4.95	0.98
Class A	1,000.00	1,032.80	6.25	1,000.00	1,018.85	6.21	1.23
Class C	1,000.00	1,029.00	10.04	1,000.00	1,015.10	9.97	1.98

ANNUAL REPORT	MARCH 31, 2020	19

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,037.30	$5.70	$1,000.00	$1,019.40	$5.65	1.12%
I-2	1,000.00	1,036.80	6.21	1,000.00	1,018.90	6.16	1.22
Class A	1,000.00	1,035.40	7.73	1,000.00	1,017.40	7.67	1.52
Class C	1,000.00	1,031.50	11.53	1,000.00	1,013.65	11.43	2.27

PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,156.90	$9.73	$1,000.00	$1,015.98	$9.10	1.805%
I-2	1,000.00	1,156.30	10.27	1,000.00	1,015.48	9.60	1.905
Administrative Class	1,000.00	1,155.50	11.07	1,000.00	1,014.73	10.35	2.055
Class A	1,000.00	1,154.90	11.61	1,000.00	1,014.23	10.85	2.155
Class C	1,000.00	1,150.70	15.62	1,000.00	1,010.48	14.60	2.905

PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,020.10	$2.93	$1,000.00	$1,022.10	$2.93	0.58%
I-2	1,000.00	1,019.60	3.43	1,000.00	1,021.60	3.44	0.68

PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,012.60	$3.32	$1,000.00	$1,021.70	$3.34	0.66%
I-2	1,000.00	1,012.10	3.82	1,000.00	1,021.20	3.84	0.76
I-3	1,000.00	1,011.80	4.07	1,000.00	1,020.95	4.09	0.81
Class A	1,000.00	1,010.50	5.33	1,000.00	1,019.70	5.35	1.06
Class C	1,000.00	1,006.80	9.08	1,000.00	1,015.95	9.12	1.81

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	$1,000.00	$973.40	$8.44	$1,000.00	$1,016.45	$8.62	1.71%
I-2	1,000.00	972.90	8.93	1,000.00	1,015.95	9.12	1.81
I-3	1,000.00	972.60	9.17	1,000.00	1,015.70	9.37	1.86
Class A	1,000.00	971.40	10.40	1,000.00	1,014.45	10.63	2.11
Class C	1,000.00	967.70	14.07	1,000.00	1,010.70	14.38	2.86

PIMCO Strategic Bond Fund
Institutional Class	$1,000.00	$986.70	$2.58	$1,000.00	$1,022.40	$2.63	0.52%
I-2	1,000.00	986.20	3.08	1,000.00	1,021.90	3.13	0.62
Class A	1,000.00	984.70	4.56	1,000.00	1,020.40	4.65	0.92
Class C	1,000.00	981.00	8.27	1,000.00	1,016.65	8.42	1.67

PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,023.80	$3.90	$1,000.00	$1,021.15	$3.89	0.77%
I-2	1,000.00	1,023.30	4.40	1,000.00	1,020.65	4.39	0.87
Administrative Class	1,000.00	1,022.50	5.16	1,000.00	1,019.90	5.15	1.02

PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,011.10	$3.87	$1,000.00	$1,021.15	$3.89	0.77%
Class A	1,000.00	1,009.30	5.63	1,000.00	1,019.40	5.65	1.12

PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$1,015.50	$5.14	$1,000.00	$1,019.90	$5.15	1.02%
I-2	1,000.00	1,015.00	5.64	1,000.00	1,019.40	5.65	1.12
Administrative Class	1,000.00	1,014.30	6.40	1,000.00	1,018.65	6.41	1.27
Class A(a)	1,000.00	1,013.50	2.23	1,000.00	1,005.58	2.22	1.42
Class C(a)	1,000.00	1,009.80	3.40	1,000.00	1,004.41	3.39	2.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 02/03/2020 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplies by the average account value over the period, multiplied by 57/366 (to reflect the period since inception date of 02/03/2020). Hypothetical expenses reflect an amount as if the Class had been operational for the entire fiscal half year.

20	PIMCO BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays GNMA Index	Bloomberg Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Barclays Intermediate Government/Credit Index	Bloomberg Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays Long-Term Government/Credit Index	Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Barclays Long-Term Treasury Index	Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

FTSE STRIPS Index, 20+ Year Sub-Index	FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the FTSE U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

*It	is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Bond Fund
Institutional Class

03/31/2020	$10.81	$0.41	$(0.69)	$(0.28)	$(0.54)	$0.00	$0.00	$(0.54)

03/31/2019	10.81	0.46	(0.08)	0.38	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.91	0.48	(0.04)	0.44	(0.54)	0.00	0.00	(0.54)

03/31/2017	10.19	0.58	0.38	0.96	(0.24)	0.00	0.00	(0.24)

03/31/2016	11.18	0.45	(0.79)	(0.34)	(0.61)	0.00	(0.04)	(0.65)
I-2

03/31/2020	10.81	0.40	(0.69)	(0.29)	(0.53)	0.00	0.00	(0.53)

03/31/2019	10.81	0.45	(0.08)	0.37	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.91	0.47	(0.04)	0.43	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.19	0.62	0.32	0.94	(0.22)	0.00	0.00	(0.22)

03/31/2016	11.18	0.44	(0.79)	(0.35)	(0.60)	0.00	(0.04)	(0.64)
I-3

03/31/2020	10.81	0.39	(0.69)	(0.30)	(0.52)	0.00	0.00	(0.52)

04/27/2018 - 03/31/2019	10.77	0.39	(0.01)	0.38	(0.34)	0.00	0.00	(0.34)
Class A

03/31/2020	10.81	0.36	(0.68)	(0.32)	(0.50)	0.00	0.00	(0.50)

03/31/2019	10.81	0.42	(0.08)	0.34	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.91	0.44	(0.05)	0.39	(0.49)	0.00	0.00	(0.49)

03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)

03/31/2016	11.18	0.41	(0.79)	(0.38)	(0.57)	0.00	(0.04)	(0.61)
Class C

03/31/2020	10.81	0.29	(0.69)	(0.40)	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.81	0.34	(0.08)	0.26	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.91	0.35	(0.04)	0.31	(0.41)	0.00	0.00	(0.41)

03/31/2017	10.20	0.46	0.36	0.82	(0.11)	0.00	0.00	(0.11)

03/31/2016	11.18	0.33	(0.79)	(0.46)	(0.48)	0.00	(0.04)	(0.52)
Class R

03/31/2020	10.81	0.34	(0.69)	(0.35)	(0.47)	0.00	0.00	(0.47)

03/31/2019	10.81	0.40	(0.09)	0.31	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.91	0.41	(0.04)	0.37	(0.47)	0.00	0.00	(0.47)

03/31/2017	10.19	0.51	0.38	0.89	(0.17)	0.00	0.00	(0.17)

03/31/2016	11.17	0.39	(0.79)	(0.40)	(0.54)	0.00	(0.04)	(0.58)

PIMCO Extended Duration Fund
Institutional Class

03/31/2020	$7.83	$0.21	$3.26	$3.47	$(0.20)	$0.00	$(0.01)	$(0.21)

03/31/2019	7.58	0.20	0.33	0.53	(0.19)	(0.08)	(0.01)	(0.28)

03/31/2018	7.44	0.22	0.24	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.23	(0.86)	(0.63)	(0.22)	(0.37)	0.00	(0.59)

03/31/2016	9.02	0.22	(0.19)	0.03	(0.26)	(0.13)	0.00	(0.39)
I-2

03/31/2020	7.83	0.20	3.26	3.46	(0.19)	0.00	(0.01)	(0.20)

03/31/2019	7.58	0.19	0.33	0.52	(0.18)	(0.08)	(0.01)	(0.27)

03/31/2018	7.44	0.21	0.25	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.22	(0.86)	(0.64)	(0.21)	(0.37)	0.00	(0.58)

03/31/2016	9.02	0.21	(0.19)	0.02	(0.25)	(0.13)	0.00	(0.38)

PIMCO GNMA and Government Securities Fund
Institutional Class

03/31/2020	$10.94	$0.29	$0.45	$0.74	$(0.37)	$0.00	$0.00	$(0.37)

03/31/2019	10.80	0.28	0.21	0.49	(0.35)	0.00	0.00	(0.35)

03/31/2018	11.11	0.24	(0.23)	0.01	(0.32)	0.00	0.00	(0.32)

03/31/2017	11.36	0.21	(0.12)	0.09	(0.34)	0.00	0.00	(0.34)

03/31/2016	11.41	0.18	0.05	0.23	(0.27)	0.00	(0.01)	(0.28)

22	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.99	(2.81)%	$2,767,966	0.85%		0.85%		0.81%		0.81%		3.79%	433%

10.81	3.59	3,019,494	1.00		1.01		0.80		0.81		4.33	307

10.81	4.05	2,516,446	0.94	(d)(e)	0.94	(d)(e)	0.86	(d)(e)	0.86	(d)(e)	4.38	138

10.91	9.48	2,715,487	1.09		1.09		0.90		0.90		5.45	275

10.19	(3.09)	2,841,833	0.99		0.99		0.90		0.90		4.20	389

9.99	(2.91)	314,077	0.95		0.95		0.91		0.91		3.69	433

10.81	3.49	451,788	1.10		1.11		0.90		0.91		4.20	307

10.81	3.95	311,754	1.04	(e)(f)	1.04	(e)(f)	0.96	(e)(f)	0.96	(e)(f)	4.28	138

10.91	9.37	307,329	1.19		1.19		1.00		1.00		5.92	275

10.19	(3.19)	1,148,901	1.09		1.09		1.00		1.00		4.13	389

9.99	(2.96)	3,615	1.00		1.05		0.96		1.01		3.65	433

10.81	3.57	3,807	1.15	*	1.21	*	0.95	*	1.01	*	3.97 *	307

9.99	(3.20)	211,965	1.25		1.25		1.21		1.21		3.40	433

10.81	3.18	252,532	1.40		1.41		1.20		1.21		3.95	307

10.81	3.64	282,645	1.34	(e)(g)	1.34	(e)(g)	1.26	(e)(g)	1.26	(e)(g)	3.99	138

10.91	9.04	227,510	1.49		1.49		1.30		1.30		5.11	275

10.19	(3.48)	314,002	1.39		1.39		1.30		1.30		3.82	389

9.99	(3.93)	76,545	2.00		2.00		1.96		1.96		2.69	433

10.81	2.41	148,113	2.15		2.16		1.95		1.96		3.21	307

10.81	2.86	192,440	2.09	(e)(g)	2.09	(e)(g)	2.01	(e)(g)	2.01	(e)(g)	3.21	138

10.91	8.12	256,511	2.24		2.24		2.05		2.05		4.36	275

10.20	(4.15)	346,268	2.14		2.14		2.05		2.05		3.07	389

9.99	(3.44)	4,979	1.50		1.50		1.46		1.46		3.15	433

10.81	2.92	6,710	1.65		1.66		1.45		1.46		3.69	307

10.81	3.38	6,720	1.59	(e)(g)	1.59	(e)(g)	1.51	(e)(g)	1.51	(e)(g)	3.72	138

10.91	8.77	7,531	1.74		1.74		1.55		1.55		4.84	275

10.19	(3.64)	8,045	1.64		1.64		1.55		1.55		3.58	389

$11.09	44.99%	$1,387,952	1.71%		1.71%		0.50%		0.50%		2.39%	179%

7.83	7.35	1,179,560	1.17		1.17		0.50		0.50		2.73	150

7.58	6.10	1,246,628	0.94		0.94		0.50		0.50		2.85	138

7.44	(7.15)	1,125,339	0.68		0.68		0.50		0.50		2.81	93

8.66	0.76	400,312	0.53		0.53		0.50		0.50		2.73	96

11.09	44.85	45,892	1.81		1.81		0.60		0.60		2.29	179

7.83	7.25	73,261	1.27		1.27		0.60		0.60		2.59	150

7.58	6.00	43,436	1.04		1.04		0.60		0.60		2.74	138

7.44	(7.25)	41,075	0.78		0.78		0.60		0.60		2.52	93

8.66	0.66	60,581	0.63		0.63		0.60		0.60		2.60	96

$11.31	6.89%	$665,068	0.83%		0.83%		0.50%		0.50%		2.58%	903%

10.94	4.60	314,613	0.71		0.71		0.50		0.50		2.62	862

10.80	0.08	296,502	0.53		0.53		0.50		0.50		2.14	1,049

11.11	0.75	296,252	0.51		0.51		0.50		0.50		1.82	1,536

11.36	2.04	347,336	0.50		0.50		0.50		0.50		1.62	1,609

ANNUAL REPORT	MARCH 31, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO GNMA and Government Securities Fund (Cont.)
I-2

03/31/2020	$10.94	$0.27	$0.46	$0.73	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2019	10.80	0.27	0.21	0.48	(0.34)	0.00	0.00	(0.34)

03/31/2018	11.11	0.22	(0.22)	0.00	(0.31)	0.00	0.00	(0.31)

03/31/2017	11.36	0.19	(0.12)	0.07	(0.32)	0.00	0.00	(0.32)

03/31/2016	11.41	0.18	0.04	0.22	(0.26)	0.00	(0.01)	(0.27)
I-3

03/31/2020	10.94	0.28	0.45	0.73	(0.36)	0.00	0.00	(0.36)

01/31/2019 - 03/31/2019	10.85	0.05	0.10	0.15	(0.06)	0.00	0.00	(0.06)
Class A

03/31/2020	10.94	0.24	0.46	0.70	(0.33)	0.00	0.00	(0.33)

03/31/2019	10.80	0.24	0.20	0.44	(0.30)	0.00	0.00	(0.30)

03/31/2018	11.11	0.19	(0.22)	(0.03)	(0.28)	0.00	0.00	(0.28)

03/31/2017	11.36	0.16	(0.12)	0.04	(0.29)	0.00	0.00	(0.29)

03/31/2016	11.41	0.14	0.04	0.18	(0.22)	0.00	(0.01)	(0.23)
Class C

03/31/2020	10.94	0.16	0.45	0.61	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.80	0.15	0.21	0.36	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.11	0.11	(0.22)	(0.11)	(0.20)	0.00	0.00	(0.20)

03/31/2017	11.36	0.08	(0.12)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2016	11.41	0.05	0.05	0.10	(0.14)	0.00	(0.01)	(0.15)

PIMCO Long Duration Total Return Fund
Institutional Class

03/31/2020	$10.62	$0.40	$1.36	$1.76	$(0.39)	$(0.83)	$0.00	$(1.22)

03/31/2019	10.56	0.40	0.17	0.57	(0.39)	(0.12)	0.00	(0.51)

03/31/2018	10.63	0.45	0.19	0.64	(0.44)	(0.27)	0.00	(0.71)

03/31/2017	11.29	0.49	(0.12)	0.37	(0.48)	(0.55)	0.00	(1.03)

03/31/2016	12.30	0.50	(0.60)	(0.10)	(0.60)	(0.31)	0.00	(0.91)
I-2

03/31/2020	10.62	0.38	1.37	1.75	(0.38)	(0.83)	0.00	(1.21)

03/31/2019	10.56	0.39	0.17	0.56	(0.38)	(0.12)	0.00	(0.50)

03/31/2018	10.63	0.44	0.19	0.63	(0.43)	(0.27)	0.00	(0.70)

03/31/2017	11.29	0.48	(0.12)	0.36	(0.47)	(0.55)	0.00	(1.02)

03/31/2016	12.30	0.49	(0.60)	(0.11)	(0.59)	(0.31)	0.00	(0.90)
Class A

03/31/2020	10.62	0.35	1.36	1.71	(0.34)	(0.83)	0.00	(1.17)

03/31/2019	10.56	0.36	0.17	0.53	(0.35)	(0.12)	0.00	(0.47)

09/08/2017 - 03/31/2018	11.31	0.25	(0.50)	(0.25)	(0.23)	(0.27)	0.00	(0.50)
Class C

03/31/2020	10.62	0.26	1.37	1.63	(0.26)	(0.83)	0.00	(1.09)

03/31/2019	10.56	0.27	0.18	0.45	(0.27)	(0.12)	0.00	(0.39)

01/05/2018 - 03/31/2018	10.94	0.07	(0.38)	(0.31)	(0.07)	0.00	0.00	(0.07)

PIMCO Long-Term U.S. Government Fund
Institutional Class

03/31/2020	$6.16	$0.18	$1.71	$1.89	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	6.01	0.16	0.18	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.16	0.05	0.21	(0.16)	(0.02)	0.00	(0.18)

03/31/2017	6.44	0.17	(0.44)	(0.27)	(0.17)	(0.02)	0.00	(0.19)

03/31/2016	11.49	0.30	(0.46)	(0.16)	(0.27)	(4.62)	0.00	(4.89)
I-2

03/31/2020	6.16	0.17	1.71	1.88	(0.17)	0.00	0.00	(0.17)

03/31/2019	6.01	0.15	0.19	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.15	0.05	0.20	(0.15)	(0.02)	0.00	(0.17)

03/31/2017	6.44	0.17	(0.45)	(0.28)	(0.16)	(0.02)	0.00	(0.18)

03/31/2016	11.49	0.28	(0.45)	(0.17)	(0.26)	(4.62)	0.00	(4.88)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.31	6.79%	$586,843	0.93%		0.93%		0.60%		0.60%		2.46%		903%

10.94	4.50	108,751	0.81		0.81		0.60		0.60		2.53		862

10.80	(0.01)	86,645	0.63		0.63		0.60		0.60		2.03		1,049

11.11	0.65	63,938	0.61		0.61		0.60		0.60		1.70		1,536

11.36	1.94	90,151	0.60		0.60		0.60		0.60		1.56		1,609

11.31	6.74	6,040	0.98		1.03		0.65		0.70		2.49		903

10.94	1.37	10	0.86	*	0.91	*	0.65	*	0.70	*	2.99	*	862

11.31	6.47	258,662	1.23		1.23		0.90		0.90		2.19		903

10.94	4.19	205,514	1.11		1.11		0.90		0.90		2.22		862

10.80	(0.31)	218,142	0.93		0.93		0.90		0.90		1.75		1,049

11.11	0.35	173,854	0.91		0.91		0.90		0.90		1.43		1,536

11.36	1.63	232,328	0.90		0.90		0.90		0.90		1.20		1,609

11.31	5.68	53,843	1.98		1.98		1.65		1.65		1.45		903

10.94	3.41	40,513	1.86		1.86		1.65		1.65		1.45		862

10.80	(1.06)	51,216	1.68		1.68		1.65		1.65		0.98		1,049

11.11	(0.40)	74,234	1.66		1.66		1.65		1.65		0.68		1,536

11.36	0.88	91,958	1.65		1.65		1.65		1.65		0.45		1,609

$11.16	17.07%	$3,166,512	1.07%		1.07%		0.50%		0.50%		3.53%		269%

10.62	5.72	3,599,618	0.97		0.97		0.50		0.50		3.96		189

10.56	5.95	2,945,114	1.00		1.00		0.50		0.50		4.09		156

10.63	3.52	2,790,764	0.69		0.69		0.50		0.50		4.34		116

11.29	(0.40)	2,949,533	0.55		0.55		0.50		0.50		4.38		59

11.16	16.95	70,053	1.17		1.17		0.60		0.60		3.41		269

10.62	5.62	48,245	1.07		1.07		0.60		0.60		3.84		189

10.56	5.84	29,416	1.10		1.10		0.60		0.60		4.03		156

10.63	3.42	9,939	0.79		0.79		0.60		0.60		4.24		116

11.29	(0.50)	11,164	0.65		0.65		0.60		0.60		4.27		59

11.16	16.61	42,787	1.47		1.47		0.90		0.90		3.11		269

10.62	5.31	16,084	1.37		1.37		0.90		0.90		3.57		189

10.56	(2.27)	19,215	1.40	*	1.40	*	0.90	*	0.90	*	4.26	*	156

11.16	15.76	1,550	2.22		2.22		1.65		1.65		2.35		269

10.62	4.53	354	2.12		2.12		1.65		1.65		2.69		189

10.56	(2.85)	36	2.15	*	2.15	*	1.65	*	1.65	*	3.08	*	156

$7.87	31.11%	$422,051	1.855%		1.855%		0.475%		0.475%		2.64%		220%

6.16	5.95	565,854	0.965		0.965		0.475		0.475		2.67		141

6.01	3.47	1,240,260	0.775		0.775		0.475		0.475		2.62		148

5.98	(4.21)	1,450,163	0.655		0.655		0.475		0.475		2.77		61

6.44	1.82	304,991	0.535		0.535		0.475		0.475		3.23		101

7.87	30.98	100,913	1.955		1.955		0.575		0.575		2.53		220

6.16	5.84	55,408	1.065		1.065		0.575		0.575		2.55		141

6.01	3.37	48,727	0.875		0.875		0.575		0.575		2.53		148

5.98	(4.31)	39,443	0.755		0.755		0.575		0.575		2.64		61

6.44	1.72	82,647	0.635		0.635		0.575		0.575		3.11		101

ANNUAL REPORT	MARCH 31, 2020	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term U.S. Government Fund (Cont.)
Administrative Class

03/31/2020	$6.16	$0.16	$1.71	$1.87	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2019	6.01	0.14	0.19	0.33	(0.15)	(0.03)	0.00	(0.18)

03/31/2018	5.98	0.15	0.04	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.16	(0.45)	(0.29)	(0.15)	(0.02)	0.00	(0.17)

03/31/2016	11.49	0.28	(0.46)	(0.18)	(0.25)	(4.62)	0.00	(4.87)
Class A

03/31/2020	6.16	0.15	1.71	1.86	(0.15)	0.00	0.00	(0.15)

03/31/2019	6.01	0.14	0.18	0.32	(0.14)	(0.03)	0.00	(0.17)

03/31/2018	5.98	0.14	0.05	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)

03/31/2016	11.49	0.26	(0.45)	(0.19)	(0.24)	(4.62)	0.00	(4.86)
Class C

03/31/2020	6.16	0.10	1.71	1.81	(0.10)	0.00	0.00	(0.10)

03/31/2019	6.01	0.09	0.19	0.28	(0.10)	(0.03)	0.00	(0.13)

03/31/2018	5.98	0.09	0.05	0.14	(0.09)	(0.02)	0.00	(0.11)

03/31/2017	6.44	0.11	(0.45)	(0.34)	(0.10)	(0.02)	0.00	(0.12)

03/31/2016	11.49	0.19	(0.45)	(0.26)	(0.17)	(4.62)	0.00	(4.79)

PIMCO Moderate Duration Fund
Institutional Class

03/31/2020	$10.16	$0.31	$0.31	$0.62	$(0.28)	$0.00	$0.00	$(0.28)

03/31/2019	10.09	0.30	0.04	0.34	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.15	0.22	(0.10)	0.12	(0.18)	0.00	0.00	(0.18)

03/31/2017	10.13	0.26	(0.04)	0.22	(0.20)	0.00	0.00	(0.20)

03/31/2016	10.53	0.27	(0.21)	0.06	(0.28)	(0.18)	0.00	(0.46)
I-2

03/31/2020	10.16	0.31	0.30	0.61	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.09	0.29	0.04	0.33	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.15	0.21	(0.10)	0.11	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.13	0.25	(0.04)	0.21	(0.19)	0.00	0.00	(0.19)

03/31/2016	10.53	0.25	(0.21)	0.04	(0.26)	(0.18)	0.00	(0.44)

PIMCO Mortgage-Backed Securities Fund
Institutional Class

03/31/2020	$10.45	$0.31	$0.16	$0.47	$(0.38)	$0.00	$0.00	$(0.38)

03/31/2019	10.35	0.32	0.16	0.48	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.44	0.28	(0.05)	0.23	(0.32)	0.00	0.00	(0.32)

03/31/2017	10.56	0.25	(0.04)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2016	10.57	0.18	0.08	0.26	(0.27)	0.00	0.00	(0.27)
I-2

03/31/2020	10.45	0.30	0.16	0.46	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.35	0.31	0.16	0.47	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.44	0.27	(0.05)	0.22	(0.31)	0.00	0.00	(0.31)

03/31/2017	10.56	0.24	(0.04)	0.20	(0.32)	0.00	0.00	(0.32)

03/31/2016	10.57	0.17	0.08	0.25	(0.26)	0.00	0.00	(0.26)
I-3

03/31/2020	10.45	0.29	0.17	0.46	(0.37)	0.00	0.00	(0.37)

04/27/2018 - 03/31/2019	10.28	0.30	0.21	0.51	(0.34)	0.00	0.00	(0.34)
Class A

03/31/2020	10.45	0.27	0.16	0.43	(0.34)	0.00	0.00	(0.34)

03/31/2019	10.35	0.27	0.17	0.44	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.44	0.24	(0.05)	0.19	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)

03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.87	30.79%	$11,518	2.105%	2.105%	0.725%	0.725%	2.39%	220%

6.16	5.69	11,292	1.215	1.215	0.725	0.725	2.42	141

6.01	3.22	17,398	1.025	1.025	0.725	0.725	2.37	148

5.98	(4.46)	20,222	0.905	0.905	0.725	0.725	2.50	61

6.44	1.57	27,613	0.785	0.785	0.725	0.725	3.00	101

7.87	30.66	119,986	2.205	2.205	0.825	0.825	2.29	220

6.16	5.59	104,513	1.315	1.315	0.825	0.825	2.32	141

6.01	3.11	100,379	1.125	1.125	0.825	0.825	2.28	148

5.98	(4.55)	100,476	1.005	1.005	0.825	0.825	2.40	61

6.44	1.47	159,606	0.885	0.885	0.825	0.825	2.88	101

7.87	29.70	23,024	2.955	2.955	1.575	1.575	1.54	220

6.16	4.80	13,027	2.065	2.065	1.575	1.575	1.57	141

6.01	2.34	14,961	1.875	1.875	1.575	1.575	1.52	148

5.98	(5.27)	24,735	1.755	1.755	1.575	1.575	1.65	61

6.44	0.71	32,026	1.635	1.635	1.575	1.575	2.11	101

$10.50	6.15%	$1,444,444	0.61%	0.61%	0.46%	0.46%	3.00%	374%

10.16	3.45	1,449,803	0.60	0.60	0.46	0.46	2.97	392

10.09	1.18	1,363,477	0.51	0.51	0.46	0.46	2.16	306

10.15	2.23	1,358,377	0.50	0.50	0.46	0.46	2.53	269

10.13	0.54	1,463,730	0.48	0.48	0.46	0.46	2.61	217

10.50	6.04	4,178	0.71	0.71	0.56	0.56	2.97	374

10.16	3.34	6,062	0.70	0.70	0.56	0.56	2.87	392

10.09	1.08	5,390	0.61	0.61	0.56	0.56	2.06	306

10.15	2.13	6,434	0.60	0.60	0.56	0.56	2.44	269

10.13	0.44	6,800	0.58	0.58	0.56	0.56	2.46	217

$10.54	4.55%	$110,220	0.75%	0.75%	0.50%	0.50%	2.95%	884%

10.45	4.74	93,074	0.75	0.75	0.50	0.50	3.09	790

10.35	2.25	105,852	0.52	0.52	0.50	0.50	2.70	949

10.44	2.04	116,443	0.50	0.50	0.50	0.50	2.39	1,611

10.56	2.46	118,641	0.50	0.50	0.50	0.50	1.75	1,930

10.54	4.45	17,379	0.85	0.85	0.60	0.60	2.85	884

10.45	4.64	9,964	0.85	0.85	0.60	0.60	3.03	790

10.35	2.15	6,430	0.62	0.62	0.60	0.60	2.60	949

10.44	1.94	7,933	0.60	0.60	0.60	0.60	2.28	1,611

10.56	2.36	9,898	0.60	0.60	0.60	0.60	1.65	1,930

10.54	4.41	26	0.90	0.95	0.65	0.70	2.76	884

10.45	5.06	111	0.90 *	0.95 *	0.65 *	0.70 *	3.18 *	790

10.54	4.14	33,554	1.15	1.15	0.90	0.90	2.57	884

10.45	4.32	38,041	1.15	1.15	0.90	0.90	2.67	790

10.35	1.84	52,447	0.92	0.92	0.90	0.90	2.33	949

10.44	1.63	23,161	0.90	0.90	0.90	0.90	1.99	1,611

10.56	2.05	29,497	0.90	0.90	0.90	0.90	1.34	1,930

ANNUAL REPORT	MARCH 31, 2020	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund (Cont.)
Class C

03/31/2020	$10.45	$0.19	$0.16	$0.35	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2019	10.35	0.20	0.16	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.44	0.16	(0.05)	0.11	(0.20)	0.00	0.00	(0.20)

03/31/2017	10.56	0.13	(0.04)	0.09	(0.21)	0.00	0.00	(0.21)

03/31/2016	10.57	0.06	0.08	0.14	(0.15)	0.00	0.00	(0.15)

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class

03/31/2020	$10.86	$0.40	$(0.41)	$(0.01)	$(0.48)	$0.00	$0.00	$(0.48)

03/31/2019	11.02	0.44	(0.13)	0.31	(0.47)	0.00	0.00	(0.47)

03/31/2018	10.97	0.41	0.04	0.45	(0.40)	0.00	0.00	(0.40)

03/31/2017	10.94	0.45	0.15	0.60	(0.57)	0.00	0.00	(0.57)

03/31/2016	11.15	0.40	(0.15)	0.25	(0.46)	0.00	0.00	(0.46)
I-2

03/31/2020	10.86	0.39	(0.41)	(0.02)	(0.47)	0.00	0.00	(0.47)

03/31/2019	11.02	0.43	(0.13)	0.30	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.97	0.40	0.04	0.44	(0.39)	0.00	0.00	(0.39)

03/31/2017	10.94	0.47	0.12	0.59	(0.56)	0.00	0.00	(0.56)

03/31/2016	11.15	0.41	(0.18)	0.23	(0.44)	0.00	0.00	(0.44)
I-3

03/31/2020	10.86	0.38	(0.41)	(0.03)	(0.46)	0.00	0.00	(0.46)

04/27/2018 - 03/31/2019	10.97	0.39	(0.08)	0.31	(0.42)	0.00	0.00	(0.42)
Class A

03/31/2020	10.86	0.36	(0.42)	(0.06)	(0.43)	0.00	0.00	(0.43)

03/31/2019	11.02	0.39	(0.13)	0.26	(0.42)	0.00	0.00	(0.42)

03/31/2018	10.97	0.37	0.04	0.41	(0.36)	0.00	0.00	(0.36)

03/31/2017	10.94	0.41	0.15	0.56	(0.53)	0.00	0.00	(0.53)

03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)
Class C

03/31/2020	10.86	0.27	(0.41)	(0.14)	(0.35)	0.00	0.00	(0.35)

03/31/2019	11.02	0.31	(0.13)	0.18	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.97	0.28	0.05	0.33	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.94	0.33	0.14	0.47	(0.44)	0.00	0.00	(0.44)

03/31/2016	11.15	0.28	(0.16)	0.12	(0.33)	0.00	0.00	(0.33)

PIMCO Strategic Bond Fund
Institutional Class

03/31/2020	$10.72	$0.32	$(0.40)	$(0.08)	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2019	10.61	0.27	0.14	0.41	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.48	0.35	0.29	0.64	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.91	0.35	0.48	0.83	(0.26)	0.00	0.00	(0.26)

03/31/2016	10.51	0.33	(0.43)	(0.10)	(0.50)	0.00	0.00	(0.50)
I-2

03/31/2020	10.72	0.31	(0.40)	(0.09)	(0.35)	0.00	0.00	(0.35)

03/31/2019	10.61	0.26	0.14	0.40	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.48	0.35	0.28	0.63	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.91	0.33	0.49	0.82	(0.25)	0.00	0.00	(0.25)

03/31/2016	10.51	0.32	(0.43)	(0.11)	(0.49)	0.00	0.00	(0.49)
Class A

03/31/2020	10.72	0.27	(0.39)	(0.12)	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.61	0.23	0.14	0.37	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.48	0.31	0.29	0.60	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.91	0.31	0.48	0.79	(0.22)	0.00	0.00	(0.22)

03/31/2016	10.51	0.29	(0.43)	(0.14)	(0.46)	0.00	0.00	(0.46)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.54	3.38%	$12,808	1.90%		1.90%		1.65%		1.65%		1.78%	884%

10.45	3.55	3,982	1.90		1.90		1.65		1.65		1.92	790

10.35	1.08	5,479	1.67		1.67		1.65		1.65		1.53	949

10.44	0.87	9,226	1.65		1.65		1.65		1.65		1.24	1,611

10.56	1.29	11,143	1.65		1.65		1.65		1.65		0.59	1,930

$10.37	(0.24)%	$4,279,689	1.82%		1.82%		0.60%		0.60%		3.66%	727%

10.86	2.86	3,890,521	1.37		1.37		0.60		0.60		4.01	791

11.02	4.16	3,298,892	1.02		1.02		0.60		0.60		3.73	721

10.97	5.61	2,058,869	0.78		0.78		0.60		0.60		4.03	1,268

10.94	2.24	1,400,621	0.69		0.69		0.60		0.60		3.60	1,146

10.37	(0.34)	784,463	1.92		1.92		0.70		0.70		3.56	727

10.86	2.76	717,678	1.47		1.47		0.70		0.70		3.90	791

11.02	4.06	616,556	1.12		1.12		0.70		0.70		3.63	721

10.97	5.49	326,786	0.88		0.88		0.70		0.70		4.24	1,268

10.94	2.12	542,161	0.79		0.79		0.70		0.70		3.71	1,146

10.37	(0.38)	40,482	1.97		2.02		0.75		0.80		3.53	727

10.86	2.93	18,516	1.52	*	1.57	*	0.75	*	0.80	*	3.92 *	791

10.37	(0.64)	154,403	2.22		2.22		1.00		1.00		3.27	727

10.86	2.45	248,356	1.77		1.77		1.00		1.00		3.61	791

11.02	3.75	193,516	1.42		1.42		1.00		1.00		3.34	721

10.97	5.19	63,638	1.18		1.18		1.00		1.00		3.66	1,268

10.94	1.83	52,249	1.09		1.09		1.00		1.00		3.28	1,146

10.37	(1.39)	34,354	2.97		2.97		1.75		1.75		2.51	727

10.86	1.69	33,643	2.52		2.52		1.75		1.75		2.86	791

11.02	2.99	28,967	2.17		2.17		1.75		1.75		2.56	721

10.97	4.40	23,413	1.93		1.93		1.75		1.75		2.94	1,268

10.94	1.07	23,035	1.84		1.84		1.75		1.75		2.54	1,146

$10.28	(0.82)%	$48,748	0.52%		0.57%		0.51%		0.56%		2.98%	345%

10.72	3.90	89,156	0.64	(h)	0.66	(h)	0.60	(h)	0.62	(h)	2.54	294

10.61	6.21	33,299	0.72		0.72		0.70		0.70		3.26	154

10.48	8.52	68,762	0.71		0.71		0.70		0.70		3.40	316

9.91	(0.94)	78,600	0.71		0.71		0.70		0.70		3.24	441

10.28	(0.92)	32,022	0.62		0.67		0.61		0.66		2.90	345

10.72	3.80	54,627	0.74	(h)	0.76	(h)	0.70	(h)	0.72	(h)	2.44	294

10.61	6.11	17,669	0.82		0.82		0.80		0.80		3.27	154

10.48	8.41	9,217	0.81		0.81		0.80		0.80		3.25	316

9.91	(1.04)	40,520	0.81		0.81		0.80		0.80		3.13	441

10.28	(1.21)	24,574	0.92		0.97		0.91		0.96		2.57	345

10.72	3.49	50,086	1.04	(h)	1.06	(h)	1.00	(h)	1.02	(h)	2.19	294

10.61	5.79	30,996	1.12		1.12		1.10		1.10		2.95	154

10.48	8.09	25,593	1.11		1.11		1.10		1.10		3.02	316

9.91	(1.34)	19,988	1.11		1.11		1.10		1.10		2.85	441

ANNUAL REPORT	MARCH 31, 2020	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Strategic Bond Fund (Cont.)
Class C

03/31/2020	$10.72	$0.20	$(0.40)	$(0.20)	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2019	10.61	0.15	0.14	0.29	(0.18)	0.00	0.00	(0.18)

03/31/2018	10.48	0.23	0.29	0.52	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.91	0.23	0.49	0.72	(0.15)	0.00	0.00	(0.15)

03/31/2016	10.50	0.22	(0.43)	(0.21)	(0.38)	0.00	0.00	(0.38)

PIMCO Total Return Fund II
Institutional Class

03/31/2020	$9.64	$0.29	$0.46	$0.75	$(0.31)	$(0.10)	$0.00	$(0.41)

03/31/2019	9.48	0.29	0.18	0.47	(0.31)	0.00	0.00	(0.31)

03/31/2018	9.58	0.24	(0.08)	0.16	(0.24)	(0.01)	(0.01)	(0.26)

03/31/2017	9.68	0.25	0.00	0.25	(0.32)	(0.02)	(0.01)	(0.35)

03/31/2016	10.30	0.27	(0.22)	0.05	(0.27)	(0.40)	0.00	(0.67)
I-2

03/31/2020	9.64	0.27	0.47	0.74	(0.30)	(0.10)	0.00	(0.40)

03/31/2019	9.48	0.27	0.19	0.46	(0.30)	0.00	0.00	(0.30)

03/31/2018	9.58	0.23	(0.08)	0.15	(0.23)	(0.01)	(0.01)	(0.25)

03/31/2017	9.68	0.24	0.00	0.24	(0.31)	(0.02)	(0.01)	(0.34)

03/31/2016	10.30	0.27	(0.23)	0.04	(0.26)	(0.40)	0.00	(0.66)
Administrative Class

03/31/2020	9.64	0.26	0.46	0.72	(0.28)	(0.10)	0.00	(0.38)

03/31/2019	9.48	0.27	0.17	0.44	(0.28)	0.00	0.00	(0.28)

03/31/2018	9.58	0.21	(0.07)	0.14	(0.22)	(0.01)	(0.01)	(0.24)

03/31/2017	9.68	0.22	0.00	0.22	(0.29)	(0.02)	(0.01)	(0.32)

03/31/2016	10.30	0.25	(0.22)	0.03	(0.25)	(0.40)	0.00	(0.65)

PIMCO Total Return Fund IV
Institutional Class

03/31/2020	$10.40	$0.29	$0.46	$0.75	$(0.30)	$0.00	$0.00	$(0.30)

03/31/2019	10.26	0.27	0.15	0.42	(0.28)	0.00	0.00	(0.28)

03/31/2018	10.28	0.20	(0.03)	0.17	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	10.37	0.23	(0.02)	0.21	(0.26)	(0.04)	0.00	(0.30)

03/31/2016	10.74	0.23	(0.21)	0.02	(0.22)	(0.17)	0.00	(0.39)
Class A

03/31/2020	10.40	0.25	0.46	0.71	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.26	0.23	0.15	0.38	(0.24)	0.00	0.00	(0.24)

03/31/2018	10.28	0.16	(0.02)	0.14	(0.11)	0.00	(0.05)	(0.16)

03/31/2017	10.37	0.20	(0.02)	0.18	(0.23)	(0.04)	0.00	(0.27)

03/31/2016	10.74	0.19	(0.21)	(0.02)	(0.18)	(0.17)	0.00	(0.35)

PIMCO Total Return ESG Fund
Institutional Class

03/31/2020	$9.04	$0.27	$0.39	$0.66	$(0.32)	$0.00	$0.00	$(0.32)

03/31/2019	8.95	0.25	0.08	0.33	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.00	0.20	(0.07)	0.13	(0.17)	0.00	(0.01)	(0.18)

03/31/2017	9.04	0.28	(0.05)	0.23	(0.26)	(0.01)	0.00	(0.27)

03/31/2016	9.48	0.29	(0.30)	(0.01)	(0.27)	(0.14)	(0.02)	(0.43)
I-2

03/31/2020	9.04	0.26	0.39	0.65	(0.31)	0.00	0.00	(0.31)

03/31/2019	8.95	0.24	0.08	0.32	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.00	0.19	(0.07)	0.12	(0.16)	0.00	(0.01)	(0.17)

03/31/2017	9.04	0.27	(0.05)	0.22	(0.25)	(0.01)	0.00	(0.26)

03/31/2016	9.48	0.28	(0.30)	(0.02)	(0.26)	(0.14)	(0.02)	(0.42)
Administrative Class

03/31/2020	9.04	0.24	0.40	0.64	(0.30)	0.00	0.00	(0.30)

03/31/2019	8.95	0.22	0.09	0.31	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.00	0.17	(0.06)	0.11	(0.15)	0.00	(0.01)	(0.16)

03/31/2017	9.04	0.26	(0.06)	0.20	(0.23)	(0.01)	0.00	(0.24)

03/31/2016	9.48	0.27	(0.30)	(0.03)	(0.25)	(0.14)	(0.02)	(0.41)

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.28	(1.95)%	$4,788	1.67%	1.72%	1.66%	1.71%	1.83%	345%

10.72	2.72	8,203	1.79 (h)	1.81 (h)	1.75 (h)	1.77 (h)	1.39	294

10.61	5.01	3,910	1.87	1.87	1.85	1.85	2.19	154

10.48	7.27	4,938	1.86	1.86	1.85	1.85	2.25	316

9.91	(2.02)	7,451	1.86	1.86	1.85	1.85	2.10	441

$9.98	7.85%	$554,187	0.76%	0.76%	0.50%	0.50%	2.91%	607%

9.64	5.04	497,650	0.85	0.85	0.50	0.50	3.06	587

9.48	1.67	590,406	0.57	0.57	0.50	0.50	2.46	605

9.58	2.60	566,900	0.56	0.56	0.50	0.50	2.54	595

9.68	0.66	774,684	0.56	0.56	0.50	0.50	2.76	516

9.98	7.74	4,034	0.86	0.86	0.60	0.60	2.78	607

9.64	4.92	2,229	0.95	0.95	0.60	0.60	2.87	587

9.48	1.57	13,119	0.67	0.67	0.60	0.60	2.37	605

9.58	2.50	11,355	0.66	0.66	0.60	0.60	2.43	595

9.68	0.55	10,534	0.66	0.66	0.60	0.60	2.76	516

9.98	7.58	11,788	1.01	1.01	0.75	0.75	2.65	607

9.64	4.78	10,970	1.10	1.10	0.75	0.75	2.83	587

9.48	1.42	11,397	0.82	0.82	0.75	0.75	2.20	605

9.58	2.34	12,993	0.81	0.81	0.75	0.75	2.30	595

9.68	0.40	13,754	0.81	0.81	0.75	0.75	2.53	516

$10.85	7.22%	$415,646	0.80%	0.80%	0.50%	0.50%	2.68%	401%

10.40	4.15	556,025	0.69	0.69	0.50	0.50	2.62	579

10.26	1.66	1,491,956	0.53	0.53	0.50	0.50	1.93	489

10.28	2.11	1,397,034	0.56	0.56	0.50	0.50	2.24	478

10.37	0.23	1,338,050	0.51	0.51	0.50	0.50	2.21	449

10.85	6.85	15,733	1.15	1.15	0.85	0.85	2.30	401

10.40	3.79	10,748	1.04	1.04	0.85	0.85	2.32	579

10.26	1.31	11,334	0.88	0.88	0.85	0.85	1.59	489

10.28	1.75	14,779	0.91	0.91	0.85	0.85	1.89	478

10.37	(0.12)	13,768	0.86	0.86	0.85	0.85	1.85	449

$9.38	7.40%	$1,230,121	0.96%	0.96%	0.50%	0.50%	2.85%	396%

9.04	3.81	1,022,259	0.84	0.84	0.50	0.50	2.80	514

8.95	1.46	899,667	0.67	0.67	0.50	0.50	2.15	506

9.00	2.49	982,948	0.59	0.59	0.50	0.50	3.09	557

9.04	(0.04)	950,316	0.55	0.55	0.50	0.50	3.22	454

9.38	7.30	214,088	1.06	1.06	0.60	0.60	2.73	396

9.04	3.71	124,601	0.94	0.94	0.60	0.60	2.71	514

8.95	1.36	90,213	0.77	0.77	0.60	0.60	2.06	506

9.00	2.39	44,690	0.69	0.69	0.60	0.60	3.00	557

9.04	(0.14)	50,953	0.65	0.65	0.60	0.60	3.10	454

9.38	7.14	36,533	1.21	1.21	0.75	0.75	2.63	396

9.04	3.55	43,323	1.09	1.09	0.75	0.75	2.55	514

8.95	1.20	43,916	0.92	0.92	0.75	0.75	1.91	506

9.00	2.23	25,964	0.84	0.84	0.75	0.75	2.90	557

9.04	(0.29)	57,746	0.80	0.80	0.75	0.75	3.00	454

ANNUAL REPORT	MARCH 31, 2020	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return ESG Fund (Cont.)
Class A

02/03/2020 - 03/31/2020	$9.49	$0.03	$(0.10)	$(0.07)	$(0.04)	$0.00	$0.00	$(0.04)
Class C

02/03/2020 - 03/31/2020	9.49	0.02	(0.11)	(0.09)	(0.02)	0.00	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(e)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.
(f)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(g)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(h)	Effective October 1, 2018, the Class’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25%

32	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.38	(0.79)%	$104	1.36	%*	1.36	%*	0.90	%*	0.90	%*	2.29	%*	396%

9.38	(0.90)	12	2.11	*	2.11	*	1.65	*	1.65	*	1.52	*	396

ANNUAL REPORT	MARCH 31, 2020	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Assets:

Investments, at value
Investments in securities*	$4,611,036	$2,717,333	$3,054,314	$6,344,868	$1,344,587	$1,632,140
Investments in Affiliates	363,410	22,596	359,579	100,515	159	172,253
Financial Derivative Instruments
Exchange-traded or centrally cleared	13,945	5,718	716	9,921	3,541	2,854
Over the counter	9,960	7,483	461	12,809	7,444	23,133
Cash	2,782	5,125	0	2,986	2,453	0
Deposits with counterparty	8,080	6,287	7,278	6,156	3,182	21,400
Foreign currency, at value	8,923	557	0	1,321	0	557
Receivable for investments sold	1,818	209	598	1,583,865	120	4,921
Receivable for investments sold on a delayed-delivery basis	327	0	0	210,963	31,595	0
Receivable for TBA investments sold	3,438,715	449,093	2,634,273	1,020,075	127,414	1,056,391
Receivable for Fund shares sold	3,000	1,931	17,479	655	2,393	135
Interest and/or dividends receivable	20,250	5,147	3,790	38,599	6,694	7,243
Dividends receivable from Affiliates	706	40	135	205	0	275
Reimbursement receivable from PIMCO	0	0	0	0	0	0
Other assets	0	0	0	0	10	0
Total Assets	8,482,952	3,221,519	6,078,623	9,332,938	1,529,592	2,921,302

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$95,863	$843,771	$96,869	$4,083,507	$618,930	$0
Payable for sale-buyback transactions	72,165	368,266	0	226,587	39,463	0
Payable for short sales	185,434	12,640	696,143	256,699	0	223,674
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,524	1,282	30	2,309	978	2,765
Over the counter	26,550	10,281	944	16,556	6,466	11,842
Payable for investments purchased	19,582	0	119,464	2,848	0	6,395
Payable for investments in Affiliates purchased	706	40	135	205	0	275
Payable for investments purchased on a delayed-delivery basis	337	0	74,731	0	0	0
Payable for TBA investments purchased	4,641,094	538,093	3,487,012	1,384,085	176,505	1,190,773
Deposits from counterparty	46,366	11,516	17,705	69,596	3,400	24,284
Payable for Fund shares redeemed	8,025	260	13,667	7,959	5,878	11,516
Distributions payable	602	7	326	205	54	265
Overdraft due to custodian	0	0	529	0	0	302
Accrued investment advisory fees	1,626	323	234	712	170	320
Accrued supervisory and administrative fees	805	327	298	723	210	269
Accrued distribution fees	50	0	23	1	17	0
Accrued servicing fees	62	0	57	9	29	0
Accrued reimbursement to PIMCO	14	0	0	0	0	0
Other liabilities	0	869	0	35	0	0
Total Liabilities	5,103,805	1,787,675	4,508,167	6,052,036	852,100	1,472,680

Net Assets	$3,379,147	$1,433,844	$1,570,456	$3,280,902	$677,492	$1,448,622

Net Assets Consist of:

Paid in capital	$3,977,537	$850,202	$1,593,517	$2,927,527	$562,820	$1,433,012
Distributable earnings (accumulated loss)	(598,390)	583,642	(23,061)	353,375	114,672	15,610

Net Assets	$3,379,147	$1,433,844	$1,570,456	$3,280,902	$677,492	$1,448,622

Cost of investments in securities	$4,661,201	$2,060,625	$2,998,609	$5,781,927	$1,107,603	$1,611,060
Cost of investments in Affiliates	$374,763	$23,280	$359,445	$102,350	$160	$175,108
Cost of foreign currency held	$8,895	$577	$0	$1,355	$0	$564
Proceeds received on short sales	$185,754	$12,666	$688,118	$256,803	$0	$222,720
Cost or premiums of financial derivative instruments, net	$29,077	$1,152	$(3,574)	$15,604	$933	$(5,252)

* Includes repurchase agreements of:	$2,440	$3,420	$2,588	$0	$2,420	$3,908

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$316,142	$12,512,592	$162,925	$829,396	$645,264	$2,180,797
6,976	36,610	998	48,786	1,421	0

224	5,769	518	111	140	431
82	16,495	242	0	4,731	11,247
0	5,854	1	0	0	1,420
2,524	18,578	3,076	4,118	7,292	7,622
0	1,194	294	0	1,024	1,868
428	185,968	63	1	2,317	900
0	751,809	11	0	0	0
258,606	7,552,408	130,916	508,597	364,377	1,101,397
573	10,565	14	558	352	12,977
596	27,325	621	3,185	2,713	9,736
6	16	3	62	1	0
0	1	5	0	0	0
0	93	0	0	0	0
586,157	21,125,277	299,687	1,394,814	1,029,632	3,328,395

$24,859	$1,799,025	$2,598	$25,715	$0	$337,894
0	1,741,139	7,793	0	69,325	25,045
35,023	1,640,257	5,980	43,751	6,588	106,681

104	936	170	563	830	2,860
218	23,265	2,100	92	2,998	5,304
9	41,616	12	0	0	2,008
6	16	3	62	1	0
0	0	0	0	0	0
349,686	10,414,568	169,353	750,779	494,698	1,343,732
1,787	124,339	989	3,098	10,864	22,024
370	42,652	483	377	12,752	1,111
9	1,201	4	131	1	230
0	0	0	0	0	0
37	1,581	25	117	96	304
44	1,229	36	117	97	322
8	21	3	3	0	8
10	41	6	0	3	0
0	0	0	0	0	0
0	0	0	0	0	14
412,170	15,831,886	189,555	824,805	598,253	1,847,537

$173,987	$5,293,391	$110,132	$570,009	$431,379	$1,480,858

$183,374	$5,635,019	$115,266	$549,614	$442,761	$1,441,256
(9,387)	(341,628)	(5,134)	20,395	(11,382)	39,602

$173,987	$5,293,391	$110,132	$570,009	$431,379	$1,480,858

$309,471	$12,456,360	$160,398	$821,309	$640,620	$2,140,776
$6,968	$36,553	$999	$49,763	$1,421	$0
$0	$1,205	$297	$0	$999	$1,931
$34,827	$1,625,026	$5,993	$43,730	$6,566	$106,350
$(454)	$(34,257)	$(2,555)	$(131)	$(191)	$(1,931)

$708	$5,560	$1,119	$1,604	$1,341	$8,866

ANNUAL REPORT	MARCH 31, 2020	35

Statements of Assets and Liabilities (Cont.)

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Net Assets:

Institutional Class	$2,767,966	$1,387,952	$665,068	$3,166,512	$422,051	$1,444,444
I-2	314,077	45,892	586,843	70,053	100,913	4,178
I-3	3,615	N/A	6,040	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	11,518	N/A
Class A	211,965	N/A	258,662	42,787	119,986	N/A
Class C	76,545	N/A	53,843	1,550	23,024	N/A
Class R	4,979	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	276,944	125,098	58,830	283,800	53,616	137,629
I-2	31,424	4,137	51,909	6,278	12,819	398
I-3	362	N/A	534	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	1,463	N/A
Class A	21,208	N/A	22,880	3,835	15,242	N/A
Class C	7,659	N/A	4,763	139	2,925	N/A
Class R	498	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.99	$11.09	$11.31	$11.16	$7.87	$10.50
I-2	9.99	11.09	11.31	11.16	7.87	10.50
I-3	9.99	N/A	11.31	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	7.87	N/A
Class A	9.99	N/A	11.31	11.16	7.87	N/A
Class C	9.99	N/A	11.31	11.16	7.87	N/A
Class R	9.99	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

36	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$110,220	$4,279,689	$48,748	$554,187	$415,646	$1,230,121
17,379	784,463	32,022	4,034	N/A	214,088
26	40,482	N/A	N/A	N/A	N/A
N/A	N/A	N/A	11,788	N/A	36,533
33,554	154,403	24,574	N/A	15,733	104
12,808	34,354	4,788	N/A	N/A	12
N/A	N/A	N/A	N/A	N/A	N/A

10,456	412,865	4,741	55,554	38,318	131,127
1,649	75,679	3,114	404	N/A	22,821
2	3,905	N/A	N/A	N/A	N/A
N/A	N/A	N/A	1,182	N/A	3,894
3,183	14,895	2,390	N/A	1,450	11
1,215	3,314	466	N/A	N/A	1
N/A	N/A	N/A	N/A	N/A	N/A

$10.54	$10.37	$10.28	$9.98	$10.85	$9.38
10.54	10.37	10.28	9.98	N/A	9.38
10.54	10.37	N/A	N/A	N/A	N/A
N/A	N/A	N/A	9.98	N/A	9.38
10.54	10.37	10.28	N/A	10.85	9.38
10.54	10.37	10.28	N/A	N/A	9.38
N/A	N/A	N/A	N/A	N/A	N/A

ANNUAL REPORT	MARCH 31, 2020	37

Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Investment Income:

Interest, net of foreign taxes*	$167,402	$60,565	$27,463	$160,277	$40,665	$51,425
Dividends	403	0	0	532	0	400
Dividends from Investments in Affiliates	18,228	611	366	3,083	1,208	3,022
Miscellaneous income	0	0	0	0	0	0
Total Income	186,033	61,176	27,829	163,892	41,873	54,847

Expenses:

Investment advisory fees	22,047	3,724	2,031	8,908	2,096	3,797
Supervisory and administrative fees	11,069	3,795	2,598	9,010	2,547	3,195
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A	31	N/A
Distribution fees - Class C	832	N/A	265	6	130	N/A
Distribution fees - Class R	16	N/A	N/A	N/A	N/A	N/A
Servicing fees - Class A	597	N/A	539	71	277	N/A
Servicing fees - Class C	277	N/A	89	2	43	N/A
Servicing fees - Class R	16	N/A	N/A	N/A	N/A	N/A
Trustee fees	23	8	4	21	6	9
Interest expense	1,795	18,017	2,699	20,298	12,848	2,343
Miscellaneous expense	267	0	0	4	0	11
Total Expenses	36,939	25,544	8,225	38,320	17,978	9,355
Waiver and/or Reimbursement by PIMCO	(162)	0	0	0	0	0
Net Expenses	36,777	25,544	8,225	38,320	17,978	9,355

Net Investment Income (Loss)	149,256	35,632	19,604	125,572	23,895	45,492

Net Realized Gain (Loss):

Investments in securities	22,727	75,771	12,247	144,688	121,780	(10,165)
Investments in Affiliates	205	(13)	(1,164)	(2,471)	(1,959)	(784)
Exchange-traded or centrally cleared financial derivative instruments	(63,786)	(58,725)	(1,275)	77,027	(70,995)	23,197
Over the counter financial derivative instruments	26,571	(1,436)	1,180	(1,046)	(990)	(2,179)
Short sales	0	0	(47)	(170)	0	0
Foreign currency	(4,620)	70	0	541	0	(162)

Net Realized Gain (Loss)	(18,903)	15,667	10,941	218,569	47,836	9,907

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(110,419)	579,933	49,308	417,398	196,911	3,091
Investments in Affiliates	(9,133)	(535)	134	(1,074)	315	(2,308)
Exchange-traded or centrally cleared financial derivative instruments	(95,914)	(68,775)	(13,366)	(185,890)	(24,493)	23,342
Over the counter financial derivative instruments	(19,776)	(1,288)	(172)	(1,495)	1,594	9,945
Short sales	0	0	0	0	0	0
Foreign currency assets and liabilities	622	0	0	(312)	0	46

Net Change in Unrealized Appreciation (Depreciation)	(234,620)	509,335	35,904	228,627	174,327	34,116

Net Increase (Decrease) in Net Assets Resulting from Operations	$(104,267)	$560,634	$66,449	$572,768	$246,058	$89,515

* Foreign tax withholdings	$0	$0	$0	$2	$0	$27

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$6,315	$295,931	$5,193	$18,921	$16,724	$50,674
0	1	4	400	0	931
83	1,704	345	1,332	71	0
0	0	0	0	2	0
6,398	297,636	5,542	20,653	16,797	51,605

431	18,991	396	1,408	1,207	3,384
514	14,799	582	1,412	1,220	3,548
N/A	N/A	N/A	30	N/A	95
70	261	50	N/A	N/A	0
N/A	N/A	N/A	N/A	N/A	N/A
88	439	81	N/A	33	0
23	87	17	N/A	N/A	0
N/A	N/A	N/A	N/A	N/A	N/A
1	31	1	3	3	7
439	66,307	16	1,439	1,462	6,175
1	31	8	0	0	3
1,567	100,946	1,151	4,292	3,925	13,212
0	(13)	(80)	0	0	0
1,567	100,933	1,071	4,292	3,925	13,212

4,831	196,703	4,471	16,361	12,872	38,393

2,033	64,342	3,447	10,830	9,555	13,679
(73)	39	8	14	3	0
(656)	(78,816)	(4,538)	12,506	1,649	14,188
259	23,845	2,066	75	1,898	2,683
(51)	(602)	0	0	0	0
0	(306)	(233)	0	(370)	(923)

1,512	8,502	750	23,425	12,735	29,627

3,672	(29,047)	(1,286)	(410)	3,915	24,018
7	(24)	(15)	(813)	(2)	0
(2,855)	(190,705)	(2,850)	3,536	2,478	(2,599)
(88)	(10,557)	(1,555)	(181)	1,212	4,775
21	0	0	0	0	0
0	310	36	0	126	42

757	(230,023)	(5,670)	2,132	7,729	26,236

$7,100	$(24,818)	$(449)	$41,918	$33,336	$94,256

$0	$0	$1	$0	$0	$10

ANNUAL REPORT	MARCH 31, 2020	39

Statements of Changes in Net Assets

	PIMCO Dynamic Bond Fund			PIMCO Extended Duration Fund		PIMCO GNMA and Government Securities Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$149,256	$152,013		$35,632	$36,836	$19,604	$15,371	$125,572	$128,128
Net realized gain (loss)	(18,903)	53,801		15,667	(4,866)	10,941	(1,570)	218,569	(25,628)
Net change in unrealized appreciation (depreciation)	(234,620)	(84,358)		509,335	72,535	35,904	13,567	228,627	102,150

Net Increase (Decrease) in Net Assets Resulting from Operations	(104,267)	121,456		560,634	104,505	66,449	27,368	572,768	204,650

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(158,480)	(99,378)		(31,882)	(50,111)	(12,489)	(9,921)	(355,821)	(160,884)
I-2	(24,876)	(12,000)		(1,514)	(2,103)	(6,126)	(2,733)	(7,199)	(1,841)
I-3	(176)	(51	)(a)	N/A	N/A	(32)	0 (b)	N/A	N/A
Administrative Class	N/A	N/A		N/A	N/A	N/A	N/A	N/A	N/A
Class A	(11,061)	(8,129)		N/A	N/A	(6,366)	(5,664)	(3,159)	(727)
Class C	(4,075)	(4,086)		N/A	N/A	(777)	(921)	(121)	(5)
Class R	(275)	(188)		N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0		(1,865)	(1,860)	0	0	0	0
I-2	0	0		(93)	(81)	0	0	0	0
I-3	0	0	(a)	N/A	N/A	0	0 (b)	N/A	N/A
Administrative Class	N/A	N/A		N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0		N/A	N/A	0	0	0	0
Class C	0	0		N/A	N/A	0	0	0	0
Class R	0	0		N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(d)	(198,943)	(123,832)		(35,354)	(54,155)	(25,790)	(19,239)	(366,300)	(163,457)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(200,087)	574,815		(344,257)	(87,593)	860,396	8,767	(589,867)	629,327

Total Increase (Decrease) in Net Assets	(503,297)	572,439		181,023	(37,243)	901,055	16,896	(383,399)	670,520

Net Assets:

Beginning of year	3,882,444	3,310,005		1,252,821	1,290,064	669,401	652,505	3,664,301	2,993,781
End of year	$3,379,147	$3,882,444		$1,433,844	$1,252,821	$1,570,456	$669,401	$3,280,902	$3,664,301

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Inception date of I-3 was January 31, 2019.
(c)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund			PIMCO Mortgage Opportunities and Bond Fund

Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019

$23,895	$30,157	$45,492	$40,916	$4,831	$4,286		$196,703	$185,050
47,836	(30,824)	9,907	2,397	1,512	204		8,502	(10,624)
174,327	47,386	34,116	4,828	757	1,849		(230,023)	(45,674)

246,058	46,719	89,515	48,141	7,100	6,339		(24,818)	128,752

(18,392)	(32,849)	(40,651)	(37,319)	(4,026)	(3,313)		(192,467)	(158,969)
(2,260)	(2,010)	(147)	(146)	(573)	(254)		(37,193)	(29,018)
N/A	N/A	N/A	N/A	(7)	0	(a)	(1,146)	(590	)(a)
(295)	(435)	N/A	N/A	N/A	(40	)(c)	N/A	N/A
(2,520)	(2,848)	N/A	N/A	(1,133)	(1,422)		(6,932)	(8,698)
(265)	(291)	N/A	N/A	(233)	(118)		(1,137)	(1,015)
N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A

0	0	0	0	0	0		0	0
0	0	0	0	0	0		0	0
N/A	N/A	N/A	N/A	0	0	(a)	0	0	(a)
0	0	N/A	N/A	N/A	0	(c)	N/A	N/A
0	0	N/A	N/A	0	0		0	0
0	0	N/A	N/A	0	0		0	0
N/A	N/A	N/A	N/A	N/A	N/A		N/A	N/A

(23,732)	(38,433)	(40,798)	(37,465)	(5,972)	(5,147)		(238,875)	(198,290)

(294,928)	(679,917)	(55,960)	76,322	27,687	(28,755)		648,370	840,321

(72,602)	(671,631)	(7,243)	86,998	28,815	(27,563)		384,677	770,783

750,094	1,421,725	1,455,865	1,368,867	145,172	172,735		4,908,714	4,137,931
$677,492	$750,094	$1,448,622	$1,455,865	$173,987	$145,172		$5,293,391	$4,908,714

ANNUAL REPORT	MARCH 31, 2020	41

Statements of Changes in Net Assets (Cont.)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II		PIMCO Total Return Fund IV			PIMCO Total Return ESG Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020		Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,471	$3,507	$16,361	$16,547	$12,872	$31,110		$38,393		$30,717
Net realized gain (loss)	750	6,190	23,425	1,025	12,735	1,307		29,627		(2,356)
Net change in unrealized appreciation (depreciation)	(5,670)	(3,673)	2,132	4,501	7,729	5,248		26,236		14,647

Net Increase (Decrease) in Net Assets Resulting from Operations	(449)	6,024	41,918	22,073	33,336	37,665		94,256		43,008

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,428)	(1,865)	(22,530)	(16,845)	(12,959)	(31,696)		(40,311)		(26,398)
I-2	(1,529)	(1,069)	(130)	(146)	N/A	N/A		(5,630)		(2,780)
I-3	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A
Administrative Class	N/A	N/A	(457)	(326)	N/A	N/A		(1,212)		(1,074)
Class A	(956)	(901)	N/A	N/A	(314)	(249)		0	(b)	0
Class C	(148)	(104)	N/A	N/A	N/A	(12	)(a)	0	(c)	0
Class R	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	0		0		0
I-2	0	0	0	0	N/A	N/A		0		0
I-3	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A
Administrative Class	N/A	N/A	0	0	N/A	N/A		0		0
Class A	0	0	N/A	N/A	0	0		0	(b)	0
Class C	0	0	N/A	N/A	N/A	0	(a)	0	(c)	0
Class R	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A

Total Distributions(d)	(5,061)	(3,939)	(23,117)	(17,317)	(13,273)	(31,957)		(47,153)		(30,252)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(86,430)	114,113	40,359	(108,829)	(155,457)	(943,998)		243,572		143,631

Total Increase (Decrease) in Net Assets	(91,940)	116,198	59,160	(104,073)	(135,394)	(938,290)		290,675		156,387

Net Assets:

Beginning of year	202,072	85,874	510,849	614,922	566,773	1,505,063		1,190,183		1,033,796
End of year	$110,132	$202,072	$570,009	$510,849	$431,379	$566,773		$1,480,858		$1,190,183

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.
(b)	Inception date of Class A was February 3, 2020.
(c)	Inception date of Class C was February 3, 2020.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$560,634	$66,449	$572,768

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(4,497,702)	(15,850,771)	(15,167,558)
Proceeds from sales of long-term securities	4,480,580	14,065,845	13,695,426
(Purchases) Proceeds from sales of short-term portfolio investments, net	16,240	(371,814)	31,987
(Increase) decrease in deposits with counterparty	(601)	(1,812)	(1,311)
(Increase) decrease in receivable for investments sold	(361,946)	(2,040,913)	(2,472,284)
(Increase) decrease in interest and/or dividends receivable	533	(1,185)	(5,412)
(Increase) decrease in dividends receivable from Affiliates	20	(118)	135
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(130,345)	(15,278)	(116,741)
Proceeds from (Payments on) over the counter financial derivative instruments	163	1,274	1,596
Increase (decrease) in payable for investments purchased	389,906	2,887,725	820,095
Increase (decrease) in deposits from counterparty	(4,501)	13,183	61,205
Increase (decrease) in accrued investment advisory fees	73	95	(44)
Increase (decrease) in accrued supervisory and administrative fees	71	119	(39)
Increase (decrease) in accrued distribution fees	0	(3)	1
Increase (decrease) in accrued servicing fees	0	5	5
Proceeds from (Payments on) short sales transactions, net	747	466,714	248,548
Proceeds from (Payments on) foreign currency transactions	70	0	229
Increase (decrease) in other liabilities	868	(1)	(3)
Net Realized (Gain) Loss
Investments in securities	(75,771)	(12,247)	(144,688)
Investments in Affiliates	13	1,164	2,471
Exchange-traded or centrally cleared financial derivative instruments	58,725	1,275	(77,027)
Over the counter financial derivative instruments	1,436	(1,180)	1,046
Short sales	0	47	170
Foreign currency	(70)	0	(541)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(579,933)	(49,308)	(417,398)
Investments in Affiliates	535	(134)	1,074
Exchange-traded or centrally cleared financial derivative instruments	68,775	13,366	185,890
Over the counter financial derivative instruments	1,288	172	1,495
Foreign currency assets and liabilities	0	0	312
Net amortization (accretion) on investments	(33,917)	3,060	(9,232)

Net Cash Provided by (Used for) Operating Activities	(104,109)	(824,271)	(2,787,825)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	488,214	1,255,337	653,856
Payments on shares redeemed	(869,845)	(421,025)	(1,611,464)
Increase (decrease) in overdraft due to custodian	0	371	0
Cash distributions paid*	(74)	(2,908)	(7,235)
Proceeds from reverse repurchase agreements	21,095,798	1,444,855	103,220,419
Payments on reverse repurchase agreements	(20,881,995)	(1,449,119)	(99,633,725)
Proceeds from sale-buyback transactions	4,489,294	59,560	5,511,167
Payments on sale-buyback transactions	(4,212,808)	(62,800)	(5,343,220)

Net Cash Received from (Used for) Financing Activities	108,584	824,271	2,789,798

Net Increase (Decrease) in Cash and Foreign Currency	4,475	0	1,973

Cash and Foreign Currency:

Beginning of year	1,207	0	2,334
End of year	$5,682	$0	$4,307

* Reinvestment of distributions	$35,273	$22,755	$359,061

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$18,265	$2,780	$20,082

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2020	43

Statements of Cash Flows (Cont.)

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Total Return ESG Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$246,058	$(24,818)	$94,256

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,470,870)	(87,467,101)	(8,355,686)
Proceeds from sales of long-term securities	3,653,725	82,903,284	7,992,596
(Purchases) Proceeds from sales of short-term portfolio investments, net	49,065	209,598	3,709
(Increase) decrease in deposits with counterparty	(1,717)	(13,262)	2,344
(Increase) decrease in receivable for investments sold	60,123	(5,434,933)	(542,053)
(Increase) decrease in interest and/or dividends receivable	544	(1,381)	(1,915)
(Increase) decrease in dividends receivable from Affiliates	120	513	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(96,885)	(269,022)	14,083
Proceeds from (Payments on) over the counter financial derivative instruments	187	18,115	2,620
(Increase) decrease in other assets	(1)	0	0
Increase (decrease) in payable for investments purchased	(93,950)	7,773,715	257,578
Increase (decrease) in deposits from counterparty	(5,638)	98,277	12,867
Increase (decrease) in accrued investment advisory fees	35	141	57
Increase (decrease) in accrued supervisory and administrative fees	46	101	64
Increase (decrease) in accrued distribution fees	7	0	(1)
Increase (decrease) in accrued servicing fees	5	(19)	0
Proceeds from (Payments on) short sales transactions, net	(54,940)	180,956	106,350
Proceeds from (Payments on) foreign currency transactions	0	(42)	(881)
Increase (decrease) in other liabilities	(1)	(4)	(2)
Net Realized (Gain) Loss
Investments in securities	(121,780)	(64,342)	(13,679)
Investments in Affiliates	1,959	(39)	0
Exchange-traded or centrally cleared financial derivative instruments	70,995	78,816	(14,188)
Over the counter financial derivative instruments	990	(23,845)	(2,683)
Short sales	0	602	0
Foreign currency	0	306	923
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(196,911)	29,047	(24,018)
Investments in Affiliates	(315)	24	0
Exchange-traded or centrally cleared financial derivative instruments	24,493	190,705	2,599
Over the counter financial derivative instruments	(1,594)	10,557	(4,775)
Foreign currency assets and liabilities	0	(310)	(42)
Net amortization (accretion) on investments	(1,166)	66,274	(122)

Net Cash Provided by (Used for) Operating Activities	62,584	(1,738,087)	(469,999)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	811,088	2,798,134	462,451
Payments on shares redeemed	(1,108,040)	(2,359,586)	(274,845)
Cash distributions paid*	(1,086)	(18,640)	(2,787)
Proceeds from reverse repurchase agreements	14,390,537	21,731,773	3,945,701
Payments on reverse repurchase agreements	(14,192,093)	(20,932,565)	(3,685,493)
Proceeds from sale-buyback transactions	1,895,475	70,652,415	1,089,751
Payments on sale-buyback transactions	(1,856,012)	(70,132,049)	(1,064,706)

Net Cash Received from (Used for) Financing Activities	(60,131)	1,739,482	470,072

Net Increase (Decrease) in Cash and Foreign Currency	2,453	1,395	73

Cash and Foreign Currency:

Beginning of year	0	5,653	3,215
End of year	$2,453	$7,048	$3,288

* Reinvestment of distributions	$22,635	$220,230	$44,288

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$12,942	$65,386	$5,554

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

44	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Dynamic Bond Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 136.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%

Brookfield Retail Holdings
3.489% (LIBOR03M + 2.500%) due 08/27/2025 ~		$2,650	$1,903

Dell International LLC
2.990% (LIBOR03M + 2.000%) due 09/19/2025 ~		287	276

Financial & Risk U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	3,259	3,463

PG&E Corp.
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~		$9,400	9,353

RegionalCare Hospital Partners Holdings, Inc.
4.739% (LIBOR03M + 3.750%) due 11/17/2025 ~		5,444	5,008

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~		9,500	9,491
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~		5,000	4,995

Zayo Group Holdings, Inc.
3.989% (LIBOR03M + 3.000%) due 03/09/2027 ~		4,300	4,031

Total Loan Participations and Assignments (Cost $40,141)			38,520

CORPORATE BONDS & NOTES 24.2%

BANKING & FINANCE 15.3%

ABN AMRO Bank NV
4.750% due 07/28/2025		1,400	1,412

AerCap Ireland Capital DAC
4.450% due 10/01/2025		2,800	2,470

AIA Group Ltd.
1.636% (US0003M + 0.520%) due 09/20/2021 ~		1,900	1,888
3.900% due 04/06/2028		2,800	2,982

Ambac Assurance Corp.
5.100% due 06/07/2020		1	2

Ambac LSNI LLC
6.450% due 02/12/2023 •		5	4

Aviation Capital Group LLC
2.530% (US0003M + 0.950%) due 06/01/2021 ~		3,900	3,724

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	5,900	1,741

Bank of America Corp.
2.766% (US0003M + 0.960%) due 07/23/2024 ~		$3,700	3,392
2.979% (US0003M + 1.160%) due 01/20/2023 ~		600	574
3.499% due 05/17/2022 •		1,300	1,316
3.550% due 03/05/2024 •		5,100	5,294
4.125% due 01/22/2024		11,000	11,748

Banque Federative du Credit Mutuel S.A.
3.750% due 07/20/2023		2,200	2,245

Barclays Bank PLC
10.000% due 05/21/2021	GBP	25,675	33,849

Barclays PLC
3.650% due 03/16/2025		$1,100	1,087
4.337% due 01/10/2028		800	816
4.338% due 05/16/2024 •		300	290
4.375% due 01/12/2026		700	714
4.836% due 05/09/2028		800	827
4.972% due 05/16/2029 •		1,900	2,054

BNP Paribas S.A.
4.400% due 08/14/2028		6,000	6,465
4.705% due 01/10/2025 •		1,800	1,878

Brown & Brown, Inc.
4.200% due 09/15/2024		5,000	5,283

Citibank N.A.
3.400% due 07/23/2021		3,500	3,556

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
2.754% (US0003M + 0.960%) due 04/25/2022 ~		$1,800	$1,763
4.044% due 06/01/2024 •		9,200	9,731
4.075% due 04/23/2029 •		2,400	2,551

Cooperatieve Rabobank UA
2.092% (US0003M + 0.860%) due 09/26/2023 ~		2,600	2,415
2.500% due 01/19/2021		2,000	2,002
5.500% due 06/29/2020 •(i)(j)	EUR	600	637
6.625% due 06/29/2021 •(i)(j)		200	212

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	298,637	12,270

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	100	100

Credit Suisse AG
6.500% due 08/08/2023 (j)		$7,700	7,872

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		14,975	15,159

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	200	218
3.041% (US0003M + 1.290%) due 02/04/2021 ~		$1,100	1,058
3.961% due 11/26/2025 •		6,500	6,022
4.250% due 10/14/2021		20,050	19,088
5.000% due 02/14/2022		9,900	9,771

Discover Bank
4.650% due 09/13/2028		5,000	5,081

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		3,085	3,120

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,384	2,421

E*TRADE Financial Corp.
4.500% due 06/20/2028		5,000	5,207

Equitable Holdings, Inc.
4.350% due 04/20/2028		5,000	4,875

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		9,800	9,311
2.728% (US0003M + 0.880%) due 10/12/2021 ~		400	368
2.927% (US0003M + 1.235%) due 02/15/2023 ~		7,900	6,238
3.550% due 10/07/2022		3,700	3,469
4.424% (US0003M + 2.550%) due 01/07/2021 ~		1,400	1,330
5.014% (US0003M + 3.140%) due 01/07/2022 ~		800	648

General Motors Financial Co., Inc.
2.685% (US0003M + 1.310%) due 06/30/2022 ~		900	715
3.550% due 07/08/2022		2,400	2,220

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		6,000	6,036
3.691% due 06/05/2028 •		16,100	16,576

Harley-Davidson Financial Services, Inc.
2.520% (US0003M + 0.940%) due 03/02/2021 ~		4,500	4,497

HSBC Holdings PLC
2.633% due 11/07/2025 •		5,400	5,248
3.400% due 03/08/2021		400	402
4.300% due 03/08/2026		400	428
4.583% due 06/19/2029 •		5,600	5,973
5.875% due 09/28/2026 •(i)(j)	GBP	6,200	6,885
6.250% due 03/23/2023 •(i)(j)		$200	185

ING Groep NV
4.100% due 10/02/2023		4,000	4,112

Intesa Sanpaolo SpA
3.250% due 09/23/2024		5,800	5,419

JPMorgan Chase & Co.
3.220% due 03/01/2025 •		4,000	4,153
3.797% due 07/23/2024 •		2,000	2,096
4.005% due 04/23/2029 •		500	538

Lloyds Bank PLC
2.250% due 08/14/2022		4,450	4,439

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		$3,700	$3,651
4.450% due 05/08/2025		12,900	13,842
6.375% due 06/27/2020 •(i)(j)	EUR	1,000	1,019
7.625% due 06/27/2023 •(i)(j)	GBP	4,000	4,222
7.875% due 06/27/2029 •(i)(j)		1,000	1,138

Morgan Stanley
2.732% (US0003M + 0.930%) due 07/22/2022 ~		$1,700	1,655
2.954% (US0003M + 1.220%) due 05/08/2024 ~		1,300	1,247
3.125% due 01/23/2023		1,800	1,843

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	3,600	4,377
3.692% due 06/05/2028		2,750	3,239

Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		$7,000	6,361

Nationwide Building Society
3.766% due 03/08/2024 •		10,400	10,109
3.900% due 07/21/2025		2,800	2,968
4.302% due 03/08/2029 •		13,500	14,291
4.363% due 08/01/2024 •		5,000	5,031

Navient Corp.
5.875% due 03/25/2021		6,604	6,492

NE Property BV
2.625% due 05/22/2023	EUR	5,415	5,699

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$150	136

Piper Jaffray Cos.
4.740% due 10/15/2021		2,600	2,467
5.200% due 10/15/2023		3,600	3,415

QBE Insurance Group Ltd.
7.500% due 11/24/2043 •(j)		17,650	16,445

Regions Bank
2.207% (US0003M + 0.500%) due 08/13/2021 ~		1,100	1,071

Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •		600	605
4.892% due 05/18/2029 •		2,200	2,335
6.125% due 12/15/2022		180	186
7.648% due 09/30/2031 •(i)		650	832
8.000% due 08/10/2025 •(i)(j)		900	846

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,400	2,148

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		650	686

SBA Communications Corp.
3.875% due 02/15/2027		2,100	2,121

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		1,500	1,621

Springleaf Finance Corp.
5.625% due 03/15/2023		1,200	1,185
6.125% due 03/15/2024		4,850	4,826

Toronto-Dominion Bank
2.874% (US0003M + 1.000%) due 04/07/2021 ~		13,300	13,221

UBS AG
7.625% due 08/17/2022 (j)		35,100	36,170

UniCredit SpA
5.738% (US0003M + 3.900%) due 01/14/2022 ~		6,700	6,305
7.830% due 12/04/2023		14,700	15,718

Virgin Money UK PLC
3.375% due 04/24/2026 •	GBP	300	343
4.000% due 09/25/2026 •		1,500	1,742
4.000% due 09/03/2027 •		300	347

Wells Fargo & Co.
2.600% due 07/22/2020		$4,800	4,801
3.584% due 05/22/2028 •		4,950	5,193

Wells Fargo Bank N.A.
3.325% due 07/23/2021 •		1,500	1,503

Weyerhaeuser Co.
4.000% due 04/15/2030		5,100	5,131

			517,053

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 6.3%

Altice France Holding S.A.
4.000% due 02/15/2028	EUR	2,200	$2,020

Amgen, Inc.
2.200% due 02/21/2027		$8,100	8,097
2.450% due 02/21/2030		1,100	1,099

Aston Martin Capital Holdings Ltd.
5.750% due 04/15/2022	GBP	4,200	3,704

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		$3,100	3,112

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,900	3,019
4.375% due 12/15/2028		700	750

Bombardier, Inc.
6.000% due 10/15/2022		500	379
6.125% due 01/15/2023		700	498
7.875% due 04/15/2027		900	628

Broadcom Corp.
3.000% due 01/15/2022		5,400	5,355
3.625% due 01/15/2024		500	496

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		1,200	1,122

CCO Holdings LLC
5.000% due 02/01/2028		2,900	2,928

Centene Corp.
4.250% due 12/15/2027		1,700	1,713
4.625% due 12/15/2029		2,000	2,021
4.750% due 01/15/2025		2,000	2,037

Charter Communications Operating LLC
4.464% due 07/23/2022		600	620
4.500% due 02/01/2024		600	619
4.908% due 07/23/2025		15,700	16,944

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027		9,500	8,541
5.875% due 03/31/2025		1,800	1,643

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		3,403	2,948

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		1,600	1,478

Community Health Systems, Inc.
6.250% due 03/31/2023		1,300	1,244
6.625% due 02/15/2025		200	186
8.625% due 01/15/2024		3,200	3,183

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)		2,266	907
10.000% due 11/09/2024 ^«(c)(d)		331	8

Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		50	51

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026		2,000	1,735

CVS Health Corp.
3.500% due 07/20/2022		500	513
5.125% due 07/20/2045		1,700	1,958

DAE Funding LLC
5.000% due 08/01/2024		200	182

Dell International LLC
4.420% due 06/15/2021		4,250	4,297
6.020% due 06/15/2026		2,250	2,399

Enbridge, Inc.
2.195% (US0003M + 0.500%) due 02/18/2022 ~		12,100	11,249

Enterprise Products Operating LLC
5.200% due 09/01/2020		3,275	3,243

EQT Corp.
6.125% due 02/01/2025		2,300	1,788
7.000% due 02/01/2030		3,600	2,709

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~		1,200	1,171

Exela Intermediate LLC
10.000% due 07/15/2023		1,300	351

General Mills, Inc.
2.846% (US0003M + 1.010%) due 10/17/2023 ~		400	387

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hasbro, Inc.
2.600% due 11/19/2022		$3,200	$3,161

Hewlett Packard Enterprise Co.
2.620% (US0003M + 0.720%) due 10/05/2021 ~		5,700	5,369

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		3,200	3,091

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (c)	EUR	3,600	3,100

INEOS Styrolution Group GmbH
2.250% due 01/16/2027		3,800	3,237

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		$2,300	1,463

Kraft Heinz Foods Co.
5.000% due 07/15/2035		100	100

Marvell Technology Group Ltd.
4.875% due 06/22/2028		1,200	1,246

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		5,600	4,872

Newfield Exploration Co.
5.375% due 01/01/2026		5,100	2,673

NVIDIA Corp.
2.850% due 04/01/2030		3,500	3,642
3.500% due 04/01/2040		1,300	1,386

Oracle Corp.
2.500% due 04/01/2025 (b)		2,700	2,759
2.950% due 04/01/2030 (b)		800	806
3.600% due 04/01/2040 (b)		5,100	5,095
3.600% due 04/01/2050 (b)		5,300	5,303
3.850% due 04/01/2060 (b)		1,500	1,517

Owens Corning
3.400% due 08/15/2026		400	374

Pan American Energy LLC
30.362% (BADLARPP) due 11/20/2020 «~	ARS	17,580	198

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		$3,400	3,524

Petroleos Mexicanos
5.950% due 01/28/2031		2,200	1,524

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(d)		2,262	0

Reynolds American, Inc.
4.000% due 06/12/2022		800	811

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,407	1,199

Sands China Ltd.
5.125% due 08/08/2025		7,700	7,305
5.400% due 08/08/2028		1,500	1,418

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		5,600	5,761

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	2,600	2,328

Transocean, Inc.
7.250% due 11/01/2025		$7,375	3,763
7.500% due 01/15/2026		700	334
8.000% due 02/01/2027		200	96

Unigel Luxembourg S.A.
8.750% due 10/01/2026		3,700	2,238

Vale Overseas Ltd.
6.250% due 08/10/2026		700	760
6.875% due 11/10/2039		400	445

Volkswagen Group of America Finance LLC
2.477% (US0003M + 0.770%) due 11/13/2020 ~		12,000	11,850
3.875% due 11/13/2020		700	698

Wabtec Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~		2,800	2,719

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	43,290	493

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	1,700	1,774
2.700% due 04/01/2020		$3,100	3,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.150% due 04/01/2022		$3,000	$3,002
3.375% due 11/30/2021		200	201

			214,067

UTILITIES 2.6%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		7,900	7,342
2.330% (US0003M + 0.750%) due 06/01/2021 ~		6,300	6,118
4.300% due 02/15/2030		105	113

Duke Energy Corp.
1.418% (US0003M + 0.650%) due 03/11/2022 ~		7,000	6,825
2.204% (US0003M + 0.500%) due 05/14/2021 ~		2,700	2,672

Enable Midstream Partners LP
4.950% due 05/15/2028		2,500	1,250

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		6,100	5,649

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022		3,800	3,739
2.399% (US0003M + 0.720%) due 02/25/2022 ~		4,050	3,939

ONEOK, Inc.
3.400% due 09/01/2029		3,500	2,630
4.350% due 03/15/2029		8,900	7,272

Petrobras Global Finance BV
5.999% due 01/27/2028		24,110	23,484
6.625% due 01/16/2034	GBP	1,200	1,390
6.850% due 06/05/2115		$200	191

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	1,300	1,292

Rio Oil Finance Trust
8.200% due 04/06/2028		$400	364
9.250% due 07/06/2024		139	137

Sprint Communications, Inc.
7.000% due 08/15/2020		4,900	4,948

Sprint Corp.
7.625% due 03/01/2026		6,600	7,507

Transocean Proteus Ltd.
6.250% due 12/01/2024		1,785	1,444

			88,306

Total Corporate Bonds & Notes (Cost $876,037)			819,426

MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.1%

California State General Obligation Bonds, Series 2017
2.295% (US0001M + 0.780%) due 04/01/2047 ~		3,030	3,054

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		271	309

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		1,100	1,236

			1,545

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.250% due 07/01/2026 ^(d)		275	188

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.750% due 07/01/2041 ^(d)		155	104

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.500% due 07/01/2026 ^(d)		120	76

46	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(d)	$280	$176

		544

WASHINGTON 0.9%

Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,509

Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	8,500	8,646
2.953% due 07/01/2022	15,000	15,501

		28,656

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	34,905	1,505
7.467% due 06/01/2047	5,105	4,952

		6,457

Total Municipal Bonds & Notes (Cost $38,861)		40,256

U.S. GOVERNMENT AGENCIES 52.4%

Fannie Mae
1.062% due 10/18/2030 •	1	1
1.067% due 03/25/2034 •	32	32
1.097% due 08/25/2034 •	11	11
1.162% due 04/18/2032 •	24	24
1.247% due 12/25/2028 •	1	1
1.297% due 03/25/2037 - 05/25/2042 •	119	118
1.687% due 12/25/2036 •	37	37
1.757% due 03/25/2036 •	13	13
1.847% due 04/25/2032 •	1	1
2.190% due 07/25/2043 •(a)	18,821	2,478
3.125% due 11/25/2023 •	9	9
3.253% due 08/01/2042 - 10/01/2044 •	159	156
3.463% due 05/01/2036 •	4	4
3.516% due 12/01/2034 •	15	15
3.545% due 12/01/2034 •	7	7
3.625% due 02/01/2036 •	41	41
3.737% due 12/01/2035 •	1	1
3.780% due 03/01/2036 •	106	107
3.830% due 01/01/2036 •	105	106
3.884% due 09/01/2034 •	4	4
3.958% due 05/25/2035 ~	11	11
4.132% due 09/01/2039 •	18	18
4.146% due 12/01/2036 •	9	9
4.182% due 08/01/2028 •	2	2
4.235% due 09/01/2031 •	10	10
4.349% due 11/01/2034 •	143	145
4.393% due 05/01/2036 •	51	51
4.424% due 08/01/2029 •	8	8
5.000% due 01/25/2035	11	12
5.000% due 06/25/2041 (a)	1,164	191
5.610% due 01/25/2032 þ	26	28
5.687% due 02/25/2033 þ	104	117
5.750% due 08/25/2033	38	43
6.000% due 01/25/2033 - 07/25/2044	148	173
6.473% due 10/25/2031 þ	0	1
6.589% due 10/25/2031 þ	37	40
7.500% due 09/25/2022 - 06/25/2032	18	21

Fannie Mae, TBA
3.000% due 06/01/2040	86,900	90,814

Federal Housing Administration
6.896% due 07/01/2020	12	12
7.430% due 02/01/2023	2	2

Freddie Mac
1.055% due 12/15/2029 •	38	37
1.205% due 01/15/2032 •	5	5
1.478% due 10/25/2021 ~(a)	31,160	586

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/15/2043 (a)	$12,374	$1,441
3.000% due 12/15/2047 (a)	12,748	954
3.366% due 07/25/2044 •	1,455	1,530
3.500% due 12/15/2047 - 06/15/2049 (a)	30,719	2,394
3.752% due 09/01/2035 •	5	5
3.973% due 12/01/2032 •	1	1
4.000% due 07/01/2047 - 10/01/2047	362	388
4.000% due 06/15/2049 (a)	14,765	2,080
4.021% due 09/01/2035 •	3	3
4.161% due 03/01/2036 •	32	32
4.252% due 08/01/2035 •	7	7
4.879% due 07/25/2033 ~	2	2
5.000% due 03/15/2021 - 08/15/2038	17	17
5.295% due 04/25/2048 - 11/25/2049 •(a)	41,285	7,476
5.500% due 09/15/2039	66	75
6.000% due 05/15/2035	108	127
6.500% due 10/25/2043	59	73
6.502% due 11/25/2030 þ	6	6
6.555% due 09/25/2029 ~	39	43
7.000% due 07/25/2043	38	48
7.500% due 08/15/2030 - 03/25/2044	71	92
8.610% due 12/25/2030 þ	115	123

Ginnie Mae
1.073% due 05/20/2037 •	493	489
3.125% (H15T1Y + 1.500%) due 12/20/2021 ~	1	1
3.125% due 10/20/2027 - 10/20/2029 •	24	26
3.250% (H15T1Y + 1.500%) due 09/20/2023 - 09/20/2026 ~	14	15
3.250% due 07/20/2030 •	15	15
3.875% (H15T1Y + 1.500%) due 06/20/2021 ~	5	5
3.875% due 04/20/2030 •	10	10
4.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	20	19
4.000% due 01/20/2027 •	36	37
5.000% due 03/15/2039 - 05/15/2039	863	962
5.277% due 08/20/2049 - 09/20/2049 •(a)	38,758	6,484
5.500% due 10/15/2034 - 03/15/2035	58	65
6.000% due 06/20/2038	20	22
8.000% due 03/20/2030	10	13
8.500% due 04/20/2030 - 07/20/2030	1	2

Small Business Administration
4.340% due 03/01/2024	24	25
4.760% due 09/01/2025	28	30
5.600% due 09/01/2028	114	124
6.220% due 12/01/2028	112	124

Uniform Mortgage-Backed Security
3.500% due 10/01/2040 - 05/01/2049	256,151	271,213
4.000% due 05/01/2047 - 04/01/2048	35,444	38,381
6.500% due 06/01/2036 - 09/01/2038	1,984	2,349

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	485,600	501,499
3.000% due 04/01/2050 - 05/01/2050	620,500	650,069
4.000% due 04/01/2050 - 05/01/2050	173,700	185,444

Total U.S. Government Agencies (Cost $1,728,442)		1,769,842

U.S. TREASURY OBLIGATIONS 23.2%

U.S. Treasury Bonds
2.500% due 02/15/2045	20	25

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2021 (n)	$79,665	$78,047
0.125% due 07/15/2026 (n)	53	53
0.125% due 01/15/2030	18,948	19,550
0.250% due 01/15/2025	38,878	39,236
0.250% due 07/15/2029	19,059	19,813
0.375% due 07/15/2027	26,994	27,794
0.625% due 01/15/2026	19,701	20,359
0.750% due 07/15/2028	4,830	5,172
0.875% due 01/15/2029	26,968	29,335
1.750% due 01/15/2028	15,144	17,239
2.375% due 01/15/2025	20,526	22,769
2.375% due 01/15/2027	53,081	61,567
2.500% due 01/15/2029	6,896	8,470

U.S. Treasury Notes
1.250% due 08/31/2024 (l)	83,300	86,613
1.500% due 02/15/2030 (l)	43,000	46,362
1.625% due 02/15/2026 (n)(p)	7,210	7,683
1.750% due 01/31/2023 (n)	700	729
1.875% due 08/31/2024 (n)(p)	19,690	20,992
2.000% due 04/30/2024 (n)	40	43
2.000% due 02/15/2025 (n)(p)	2,400	2,587
2.125% due 03/31/2024 (n)(p)	12,052	12,910
2.125% due 11/30/2024 (n)(p)	10,460	11,310
2.125% due 05/15/2025 (n)(p)	1,485	1,613
2.250% due 01/31/2024 (n)(p)	9,520	10,221
2.250% due 11/15/2024 (l)(n)(p)	71,718	77,901
2.375% due 08/15/2024 (l)(n)(p)	72,390	78,738
2.375% due 05/15/2029 (l)	550	633
2.500% due 01/31/2024 (n)	37,540	40,653
2.500% due 05/15/2024 (n)(p)	18,400	20,025
2.625% due 02/15/2029 (l)	3,310	3,871
2.875% due 11/30/2023 (n)(p)	9,570	10,466

Total U.S. Treasury Obligations (Cost $751,163)		782,779

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.0%

Adjustable Rate Mortgage Trust
1.207% due 03/25/2036 •	298	182
4.342% due 10/25/2035 ^~	746	660
4.402% due 09/25/2035 ^~	7	6

American Home Mortgage Assets Trust
1.137% due 05/25/2046 ^•	457	347
2.886% due 11/25/2046 •	9,795	3,987
2.936% due 10/25/2046 •	203	171

American Home Mortgage Investment Trust
3.033% due 09/25/2045 •	127	122

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	519	477

Banc of America Funding Trust
0.933% due 02/20/2047 •	1,764	1,517
0.963% due 10/20/2036 •	470	369
1.053% due 06/20/2047 •	1,345	1,044
1.157% due 04/25/2037 ^•	375	301
1.347% due 05/25/2037 ^•	259	205
3.809% due 10/20/2046 ^~	1,682	1,325
4.168% due 06/20/2037 ^~	107	89
5.500% due 09/25/2034	841	782
5.806% due 03/25/2037 ^~	12	11
5.878% due 10/25/2036 ^~	305	275
6.000% due 08/25/2037 ^	838	740

Banc of America Mortgage Trust
3.875% due 02/25/2034 ~	45	41
4.805% due 05/25/2034 ~	122	114
6.500% due 10/25/2031	3	3

BCAP LLC Trust
0.000% due 06/26/2036 ~	846	415
2.893% due 11/26/2046 •	2,062	2,028
5.250% due 02/26/2036 ~	2,068	1,413
5.250% due 06/26/2037	771	711
8.673% due 02/26/2036 ~	688	243
14.993% due 04/26/2037 ~	747	362

Bear Stearns Adjustable Rate Mortgage Trust
3.120% due 05/25/2034 ~	11	9
3.755% due 02/25/2033 ~	4	4
3.914% due 04/25/2034 ~	39	34
4.030% due 08/25/2035 ~	124	107

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.246% due 08/25/2035 ^~	$72	$63
4.250% due 10/25/2034 ~	43	36
4.262% due 01/25/2034 ~	222	208
4.364% due 11/25/2034 ~	3	2
4.459% due 05/25/2034 ~	27	23
4.635% due 11/25/2034 ~	120	104

Bear Stearns ALT-A Trust
1.147% due 02/25/2034 •	85	73
1.267% due 08/25/2036 ^•	1,475	1,638
1.287% due 08/25/2036 ^•	682	520
1.387% due 04/25/2036 ^•	2,092	2,664
1.647% due 09/25/2034 •	45	45
3.581% due 03/25/2036 ^~	336	269
3.596% due 01/25/2036 ^~	1,136	1,082
3.714% due 03/25/2036 ~	1,251	795
3.839% due 08/25/2036 ^~	15	13
3.858% due 11/25/2035 ^~	123	102
3.882% due 05/25/2035 ~	2,070	1,880
3.965% due 11/25/2036 ^~	533	425

Bear Stearns Mortgage Funding Trust
1.137% due 01/25/2037 •	2,582	2,166

Chase Mortgage Finance Trust
4.133% due 06/25/2035 ~	41	37
4.363% due 02/25/2037 ~	45	42

ChaseFlex Trust
1.247% due 07/25/2037 •	591	516
4.173% due 08/25/2037 ^þ	2,271	2,011
6.000% due 02/25/2037 ^	684	416

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.177% due 05/25/2036 •	907	743

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	113	107
6.000% due 09/25/2037	244	254

Citigroup Commercial Mortgage Trust
2.690% due 04/10/2046	41	41

Citigroup Global Markets Mortgage Securities, Inc.
1.447% due 05/25/2032 •	62	61

Citigroup Mortgage Loan Trust
4.031% due 11/25/2036 ^~	495	400
4.190% due 11/25/2035 •	713	637
4.440% due 08/25/2035 ~	471	412
4.440% due 08/25/2035 ^~	52	40
4.506% due 09/25/2037 ^~	2,407	1,874

Citigroup Mortgage Loan Trust, Inc.
3.898% due 02/25/2034 ~	57	54
4.200% due 09/25/2035 •	172	150

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	568	515

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	561	435

Countrywide Alternative Loan Trust
1.003% due 07/20/2035 •	30	26
1.067% due 06/25/2036 •	946	806
1.087% due 04/25/2047 •	3,439	2,829
1.117% due 01/25/2037 ^•	44	43
1.137% due 09/25/2046 ^•	108	91
1.147% due 06/25/2037 •	19	16
1.197% due 09/25/2046 ^•	818	447
1.227% due 12/25/2035 •	357	308
1.297% due 05/25/2036 ^•	1,255	523
1.297% due 05/25/2037 ^•	46	16
1.317% due 02/25/2037 ^•	9,593	2,606
1.347% due 05/25/2036 ^•	1,705	1,319
1.397% due 09/25/2035 ^•	3,199	2,003
1.413% due 11/20/2035 •	2,587	2,096
1.447% due 12/25/2035 ^•	3,360	1,801
1.447% due 05/25/2037 ^•	1,114	402
1.647% due 05/25/2036 •	1,407	600
1.657% due 07/25/2036 ^•	1,145	388
1.697% due 08/25/2035 ^•	85	65
1.747% due 12/25/2035 ^•	599	494
1.847% due 12/25/2036 ^•	5,418	1,768
3.357% due 10/25/2035 ^~	365	313
3.446% due 01/25/2036 •	881	748
3.984% due 06/25/2037 ^~	150	127
5.250% due 06/25/2035 ^	19	17
5.500% due 04/25/2035	465	472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/25/2035 ^		$388	$307
5.500% due 11/25/2035 ^		1,942	1,511
5.500% due 12/25/2035 ^		272	202
5.500% due 01/25/2036		344	278
5.500% due 03/25/2036 ^		55	36
5.750% due 07/25/2035 ^		1,958	1,569
6.000% due 04/25/2036 ^		751	468
6.000% due 01/25/2037 ^		964	708
6.000% due 02/25/2037 ^		2,652	1,686
6.000% due 03/25/2037 ^		958	587
6.000% due 08/25/2037 ^		641	452
6.250% due 11/25/2036 ^		515	416
6.500% due 09/25/2037 ^		1,302	762

Countrywide Home Loan Mortgage Pass-Through Trust
1.527% due 04/25/2035 •		2	2
1.587% due 03/25/2035 •		132	114
1.607% due 02/25/2035 •		57	49
1.687% due 02/25/2035 •		959	776
1.707% due 09/25/2034 •		4	3
3.255% due 09/25/2034 ^~		22	16
3.414% due 03/25/2037 ^~		120	98
3.602% due 06/20/2035 ~		9	8
3.711% due 02/20/2036 ^•		293	232
3.755% due 07/25/2034 ~		125	114
3.785% due 08/25/2034 ^~		4	4
3.785% due 08/25/2034 ~		64	60
3.793% due 02/20/2036 ^•		785	674
3.826% due 11/25/2034 ~		51	46
4.004% due 12/25/2033 ~		20	17
5.500% due 11/25/2035 ^		86	69
5.500% due 07/25/2037 ^		600	423
5.750% due 07/25/2037 ^		2,842	2,130
5.750% due 08/25/2037		10,066	7,908
6.000% due 02/25/2036 ^		550	365
6.000% due 03/25/2036 ^		5	4

Countrywide Home Loan Reperforming REMIC Trust
1.287% due 06/25/2035 •		1,030	930
1.347% due 11/25/2034 •		25	22

Credit Suisse First Boston Mortgage Securities Corp.
2.383% due 03/25/2032 ~		63	53
6.000% due 01/25/2036 ^		1,244	903

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~		5	4
7.000% due 02/25/2034		178	186

Credit Suisse Mortgage Capital Certificates
3.654% due 08/27/2046 ~		1,639	1,636
3.808% due 07/27/2037 ~		2,376	1,979

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^		462	310
7.000% due 08/25/2037 ^~		956	705

Deutsche ALT-A Securities, Inc.
1.247% due 04/25/2037 •		565	346

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.047% due 08/25/2037 ^•		496	387
1.067% due 08/25/2036 ^•		2,163	1,754

Downey Savings & Loan Association Mortgage Loan Trust
1.010% due 08/19/2045 •		15	13
2.886% due 03/19/2046 ^•		685	536

EMF-NL Prime BV
0.407% due 04/17/2041 •	EUR	4,073	4,226

Eurosail PLC
1.107% due 10/17/2040 •		1,984	2,164

First Horizon Alternative Mortgage Securities Trust
3.507% due 03/25/2035 ~		$30	22
3.547% due 04/25/2036 ^~		493	415
3.582% due 01/25/2036 ^~		3,594	2,652
3.765% due 06/25/2036 ^~		531	439

First Horizon Mortgage Pass-Through Trust
4.622% due 08/25/2035 ~		150	116

GreenPoint Mortgage Funding Trust
1.387% due 06/25/2045 •		10	8
1.487% due 11/25/2045 •		81	60

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.286% due 10/25/2033 ~		20	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	577	$528

GS Mortgage Securities Trust
3.135% due 06/10/2046		$310	320

GSMPS Mortgage Loan Trust
1.297% due 03/25/2035 •		50	42

GSR Mortgage Loan Trust
2.930% due 03/25/2033 •		10	9
4.044% due 06/25/2034 ~		91	83
5.750% due 03/25/2036 ^		285	281
5.750% due 01/25/2037 ^		621	531
6.000% due 02/25/2036 ^		1,782	1,136
6.000% due 03/25/2037 ^		1,207	952
6.000% due 05/25/2037 ^		384	348
6.500% due 09/25/2036 ^		434	294

HarborView Mortgage Loan Trust
0.930% due 11/19/2036 •		158	135
0.930% due 07/19/2046 ^•		162	92
0.930% due 11/19/2046 ^•		42	31
1.060% due 11/19/2035 •		964	784
1.250% due 01/19/2036 •		1,351	939
1.310% due 02/19/2036 •		921	656
1.570% due 11/19/2034 ^•		600	485
2.138% due 06/19/2035 •		52	48
2.250% due 10/19/2035 •		536	403
2.834% due 06/19/2045 ^•		2,886	1,596
3.763% due 04/19/2034 ~		6	5

HomeBanc Mortgage Trust
3.959% due 04/25/2037 ^~		9,405	7,878

Impac CMB Trust
1.607% due 03/25/2035 •		98	85

Impac Secured Assets Trust
1.297% due 05/25/2036 •		143	117

Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051		285	312

IndyMac Mortgage Loan Trust
1.107% due 04/25/2037 •		457	375
1.137% due 09/25/2046 •		29	23
1.147% due 11/25/2046 •		431	348
1.197% due 02/25/2037 •		2,006	1,342
3.562% due 06/25/2037 ^~		673	503
3.609% due 01/25/2036 ^~		359	304
3.830% due 12/25/2036 ^~		36	30
3.854% due 12/25/2034 ~		349	307
4.013% due 01/25/2036 ~		878	783
4.039% due 06/25/2036 ~		778	624
4.087% due 10/25/2034 ~		993	915

JPMorgan Alternative Loan Trust
1.087% due 03/25/2037 •		779	691
1.127% due 06/25/2037 •		5,913	3,652
2.113% due 06/27/2037 •		412	321
3.929% due 05/25/2037 ^~		1,306	1,031
5.500% due 11/25/2036 ^~		1	1
5.692% due 05/26/2037 ~		4,980	4,094
6.310% due 08/25/2036 ^þ		2,139	1,892

JPMorgan Chase Commercial Mortgage Securities Trust
2.554% due 04/15/2046		165	166
3.414% due 01/15/2046		33	33

JPMorgan Mortgage Trust
3.659% due 11/25/2033 ~		6	6
3.729% due 04/25/2036 ^~		228	186
3.854% due 05/25/2034 ~		64	59
3.923% due 11/25/2035 ^~		340	286
4.017% due 04/25/2037 ^~		42	35
4.222% due 07/25/2035 ~		24	22
5.750% due 01/25/2036 ^		1,069	725
6.000% due 08/25/2037 ^		14	10
6.250% due 07/25/2036 ^		1,667	1,102
6.500% due 01/25/2036 ^		541	413
6.500% due 08/25/2036 ^		1,920	1,193

Lehman XS Trust
1.147% due 08/25/2046 •		2,242	1,963
1.177% due 04/25/2046 ^•		1,716	1,596

MASTR Adjustable Rate Mortgages Trust
1.547% due 05/25/2047 ^•		530	756
3.763% due 05/25/2034 ~		107	93
4.684% due 11/21/2034 ~		32	30

48	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Seasoned Securitization Trust
4.051% due 10/25/2032 ~	$17	$15

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.405% due 11/15/2031 •	70	65

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.145% due 12/15/2030 •	159	148

Merrill Lynch Alternative Note Asset Trust
1.797% due 02/25/2037 •	25	25

Merrill Lynch Mortgage Investors Trust
0.774% due 11/25/2029 ~(a)	1,459	31
1.327% due 08/25/2035 •	549	538
1.607% due 06/25/2028 •	2	1
3.630% due 02/25/2036 ~	673	598
3.656% due 03/25/2036 ^~	1,062	670
3.747% due 02/25/2033 ~	16	14
4.870% due 05/25/2033 ~	4	4

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046	75	75
2.657% due 05/15/2046	80	81
2.825% due 08/15/2045	59	60
3.912% due 07/15/2046 ~	29	29

Morgan Stanley Mortgage Loan Trust
1.207% due 03/25/2036 •	415	293
3.229% due 12/25/2037 ~	1,662	1,181
3.506% due 07/25/2035 ~	166	135
3.662% due 06/25/2036 ~	2,948	2,618
3.797% due 08/25/2034 ~	190	165
3.798% due 06/25/2036 ~	22	21
3.879% due 07/25/2035 ^~	117	97
4.590% due 08/25/2034 ~	19	17

NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^	653	617

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	24,176	24,385

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	15,335	15,367

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.367% due 06/25/2037 •	5,542	4,158
3.322% due 10/25/2035 ~	458	414
4.315% due 08/25/2035 ~	163	161

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.327% due 12/25/2035 •	3,670	3,327
5.675% due 12/25/2035 ~	31	31

Prime Mortgage Trust
1.347% due 02/25/2034 •	2	2
5.500% due 06/25/2036 ^	111	112

RBSGC Structured Trust
5.500% due 11/25/2035 ^	3,939	3,658

RBSSP Resecuritization Trust
1.867% due 08/27/2037 •	1,325	1,262
2.107% due 06/27/2036 •	8,453	6,362

Residential Accredit Loans, Inc. Trust
1.087% due 01/25/2037 •	1,101	1,019
1.127% due 05/25/2036 •	1,576	1,320
1.132% due 12/25/2036 •	113	92
1.197% due 02/25/2036 ^•	247	168
1.197% due 08/25/2037 •	83	69
1.347% due 11/25/2036 ^•	357	224
1.747% due 10/25/2045 •	200	158
3.967% due 02/25/2035 ^~	675	555
4.682% due 01/25/2036 ^~	2,047	1,744
4.831% due 12/26/2034 ^~	252	152
5.013% due 09/25/2035 ^~	221	181
6.000% due 06/25/2036 ^	309	272
6.109% due 09/25/2037 ~	11,018	8,659
6.500% due 09/25/2037 ^	404	363

Residential Asset Securitization Trust
1.347% due 01/25/2046 ^•	1,799	512
1.397% due 02/25/2034 •	96	80
5.500% due 09/25/2035 ^	112	83
5.500% due 12/25/2035 ^	311	223
5.750% due 02/25/2036 ^	1,020	621
6.000% due 07/25/2036	464	356
6.000% due 07/25/2037 ^	1,456	764

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Funding Mortgage Securities, Inc. Trust
4.201% due 09/25/2036 ^~		$33	$20
4.395% due 02/25/2036 ^~		453	376
6.000% due 10/25/2036 ^		577	507
6.500% due 03/25/2032		15	15

RMAC Securities PLC
0.610% due 06/12/2044 •	GBP	752	869

Securitized Asset Sales, Inc.
3.987% due 11/26/2023 ~		$20	18

Sequoia Mortgage Trust
2.349% due 11/22/2024 •		10	9
3.641% due 09/20/2046 ^~		80	57

STRIPs Ltd.
5.000% due 03/27/2023 ~		239	3

Structured Adjustable Rate Mortgage Loan Trust
1.167% due 06/25/2037 •		2,200	1,890
1.267% due 10/25/2035 •		4,008	3,493
3.366% due 01/25/2035 ^•		17	14
3.671% due 03/25/2034 ~		12	10
3.712% due 09/25/2036 ^~		376	273
3.727% due 01/25/2035 ~		125	112
3.730% due 10/25/2036 ^~		420	296
3.864% due 04/25/2036 ^~		514	364

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		257	224
1.067% due 08/25/2036 •		255	205
1.127% due 07/25/2046 •		2,831	2,194
1.157% due 05/25/2036 •		184	153
1.157% due 08/25/2036 ^•		1,256	1,014
1.227% due 02/25/2036 ^•		400	338
1.247% due 08/25/2036 ^•		745	540
1.330% due 07/19/2034 •		8	7
1.407% due 05/25/2045 •		52	45
1.410% due 09/19/2032 •		2	2
1.450% due 03/19/2034 •		3	2

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.927% due 03/25/2033 ~		47	45

Thornburg Mortgage Securities Trust
2.187% due 06/25/2037 •		19,057	15,511
3.521% due 10/25/2043 ~		89	79

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	20,858	25,167

UBS-Barclays Commercial Mortgage Trust
3.185% due 03/10/2046		$86	88
3.244% due 04/10/2046		40	41

UBS-Citigroup Commercial Mortgage Trust
2.154% due 01/10/2045 ~(a)		21,368	480

Wachovia Mortgage Loan Trust LLC
4.180% due 05/20/2036 ^~		520	478
4.260% due 10/20/2035 ~		962	814
4.261% due 03/20/2037 ^~		210	176

WaMu Mortgage Pass-Through Certificates Trust
1.217% due 12/25/2045 •		6	5
1.237% due 12/25/2045 •		539	450
2.536% due 05/25/2046 •		143	117
2.536% due 12/25/2046 •		462	377
2.696% due 01/25/2047 •		141	123
2.716% due 06/25/2047 ^•		72	22
2.863% due 12/25/2046 •		322	267
2.946% due 06/25/2046 •		837	725
3.166% due 11/25/2042 •		12	11
3.206% due 10/25/2036 ^~		41	33
3.351% due 03/25/2037 ^~		27,411	22,288
3.366% due 06/25/2042 •		231	195
3.366% due 08/25/2042 •		131	113
3.533% due 03/25/2033 ~		53	47
3.612% due 07/25/2037 ^~		360	283
3.624% due 03/25/2035 ~		200	184
3.655% due 10/25/2036 ^~		1,006	805
3.695% due 01/25/2036 ~		807	746
3.716% due 06/25/2037 ^~		1,591	1,237
3.755% due 05/25/2037 ^~		76	60
3.838% due 03/25/2034 ~		3	2
4.004% due 12/25/2032 ~		2,851	2,571
4.215% due 10/25/2034 ~		184	171
4.261% due 08/25/2035 ~		404	374

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.390% due 09/25/2033 ~		$12	$10
4.645% due 06/25/2033 ~		72	66

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	287
1.322% due 12/21/2049 •		7,698	9,455
2.022% due 12/21/2049 •		910	1,116
2.522% due 12/21/2049 •		455	559
3.022% due 12/21/2049 •		260	319
3.522% due 12/21/2049 •		260	314

Washington Mutual Mortgage Pass-Through Certificates Trust
1.647% due 01/25/2036 ^•		$4,087	2,740
2.736% due 04/25/2047 •		4,537	3,251
3.820% due 06/25/2033 ~		38	35
5.500% due 11/25/2035		151	127
5.750% due 11/25/2035 ^		981	840
6.000% due 10/25/2035 ^		536	414

Wells Fargo Alternative Loan Trust
1.297% due 06/25/2037 ^•		1,622	1,295

Wells Fargo Mortgage-Backed Securities Trust
4.093% due 04/25/2036 ~		102	99

Total Non-Agency Mortgage-Backed Securities (Cost $345,288)			337,663

ASSET-BACKED SECURITIES 18.4%

ACE Securities Corp. Home Equity Loan Trust
1.067% due 08/25/2036 ^•		3,196	921
1.107% due 08/25/2036 ^•		1,714	504
1.147% due 12/25/2036 •		5,611	1,960
1.922% due 11/25/2033 •		221	204

Aegis Asset-Backed Securities Trust
1.947% due 03/25/2035 ^•		368	339

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		449	480

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.072% due 11/25/2034 •		870	751

Amortizing Residential Collateral Trust
1.647% due 10/25/2031 •		411	378

Argent Securities Trust
1.057% due 09/25/2036 •		419	155
1.097% due 06/25/2036 •		3,895	1,335
1.097% due 07/25/2036 •		2,331	867
1.097% due 09/25/2036 •		987	370

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.767% due 02/25/2034 •		922	810

Asset-Backed Funding Certificates Trust
1.057% due 01/25/2037 •		3,516	2,032
1.107% due 01/25/2037 •		1,689	985
1.647% due 06/25/2034 •		486	446
1.947% due 06/25/2037 •		53	45
1.997% due 03/25/2034 ^•		1,230	1,133
2.072% due 12/25/2032 •		351	332

Asset-Backed Securities Corp. Home Equity Loan Trust
1.397% due 11/25/2035 •		969	947
2.042% due 02/25/2035 •		1,260	1,192

Bayview Financial Mortgage Pass-Through Trust
5.638% due 11/28/2036 þ		73	73

Bayview Financial Revolving Asset Trust
1.871% due 02/28/2040 •		99	90

Bear Stearns Asset-Backed Securities Trust
1.107% due 08/25/2036 •		5,390	6,215
1.117% due 01/25/2037 •		543	514
1.147% due 12/25/2036 •		1,575	1,565
1.347% due 09/25/2046 •		486	424
1.377% due 12/25/2035 •		383	383
1.437% due 09/25/2035 •		2,194	2,155
1.577% due 02/25/2036 •		3,989	3,903
1.667% due 11/25/2035 ^•		1,540	1,455
1.907% due 04/25/2035 •		1,676	1,658
1.947% due 11/25/2042 •		6	6
5.500% due 08/25/2036		261	260
5.750% due 11/25/2034 ^þ		935	846
6.500% due 10/25/2036 ^		4,746	3,215

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Belle Haven ABS CDO Ltd.
2.123% due 11/03/2044 •		$40,259	$16,757

Business Jet Securities LLC
4.447% due 06/15/2033		2,119	1,725

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	7,250	7,879

Carrington Mortgage Loan Trust
1.107% due 10/25/2036 •		$1,161	887
1.187% due 06/25/2036 •		3,400	2,862
1.407% due 06/25/2035 •		63	64
1.847% due 05/25/2034 •		1,728	1,510

CIT Mortgage Loan Trust
2.447% due 10/25/2037 •		11,398	9,631

Citigroup Mortgage Loan Trust
1.107% due 09/25/2036 •		13,438	10,322
1.787% due 12/25/2036 •		2,144	1,590

Citius Funding Ltd.
1.954% due 05/05/2046 ^•		451,290	21,888

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		7,854	8,085

Countrywide Asset-Backed Certificates
1.087% due 08/25/2037 •		5,623	5,370
1.097% due 07/25/2036 ^•		237	238
1.107% due 12/25/2035 ^•		309	300
1.117% due 06/25/2047 •		294	292
1.227% due 09/25/2036 •		1,493	1,467
1.237% due 06/25/2036 •		1,141	1,136
1.247% due 06/25/2036 •		706	703
1.257% due 09/25/2037 ^•		1,661	956
1.287% due 12/25/2036 ^•		221	132
1.297% due 04/25/2036 •		320	319
1.817% due 04/25/2035 •		125	126
2.447% due 02/25/2035 •		4,400	4,162
4.566% due 10/25/2046 ^~		897	874

Countrywide Asset-Backed Certificates Trust
1.137% due 06/25/2047 •		4,607	4,496
1.407% due 05/25/2036 •		264	258
1.802% due 05/25/2036 •		2,194	2,165
4.658% due 12/25/2034 ~		3,909	3,865

Countrywide Asset-Backed Certificates Trust, Inc.
1.667% due 07/25/2034 •		818	782

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •		5	4

Credit-Based Asset Servicing & Securitization LLC
1.697% due 04/25/2036 •		3,039	2,932

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.689% due 03/25/2037 ^þ		9,583	4,546

Credit-Based Asset Servicing & Securitization Trust
1.097% due 11/25/2036 •		1,105	569
3.460% due 01/25/2037 ^þ		1,356	590

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		107	105
7.790% due 05/25/2030 ^þ		371	359

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	7,550	7,998

Dryden Senior Loan Fund
2.731% due 10/15/2027 •		$3,732	3,578

Fairbanks Capital Mortgage Loan Trust
2.147% due 05/25/2028 •		5	4

Fieldstone Mortgage Investment Trust
1.787% due 11/25/2036 •		1,699	1,057

First Franklin Mortgage Loan Asset-Backed Certificates
1.772% due 05/25/2034 •		504	471

First Franklin Mortgage Loan Trust
1.087% due 09/25/2036 •		694	676
1.437% due 07/25/2035 •		248	245
1.892% due 03/25/2035 •		2,900	2,684
2.222% due 07/25/2034 •		608	577

Fremont Home Loan Trust
1.077% due 11/25/2036 •		5,849	2,360
1.097% due 01/25/2037 •		1,693	799
1.187% due 02/25/2037 •		4,412	2,036
1.197% due 05/25/2036 •		10,068	6,441
1.817% due 05/25/2034 •		3,679	3,257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE-WMC Mortgage Securities Trust
1.097% due 08/25/2036 •	$2,961	$1,487

GSAA Home Equity Trust
1.227% due 07/25/2037 •	31,412	14,096
1.397% due 08/25/2037 •	542	507
4.999% due 09/25/2035 ~	132	121

GSAMP Trust
0.997% due 12/25/2046 •	1,331	708
1.047% due 12/25/2046 •	4,857	2,609
1.097% due 09/25/2036 •	1,696	683
1.097% due 12/25/2046 •	3,125	1,695
1.177% due 12/25/2046 •	601	331
1.187% due 08/25/2036 •	1,082	910
1.217% due 04/25/2036 •	3,010	2,178
1.817% due 11/25/2034 •	1,657	1,533

Home Equity Asset Trust
1.437% due 12/25/2035 •	12	12

Home Equity Loan Trust
1.287% due 04/25/2037 •	3,000	1,951

Home Equity Mortgage Loan Asset-Backed Trust
1.107% due 07/25/2037 •	3,234	1,804
1.147% due 07/25/2037 •	3,337	1,875
1.187% due 04/25/2037 •	2,421	1,669

Home Equity Mortgage Trust
5.867% due 07/25/2036 ^þ	181	51

HSI Asset Securitization Corp. Trust
1.057% due 12/25/2036 •	3,984	1,390
1.117% due 12/25/2036 •	1,152	408
1.137% due 01/25/2037 •	1,983	1,466
1.167% due 12/25/2036 •	8,526	3,084

IXIS Real Estate Capital Trust
1.177% due 01/25/2037 •	4,422	1,586

Jamestown CLO Ltd.
2.521% due 07/15/2026 •	578	574

JPMorgan Mortgage Acquisition Trust
1.097% due 07/25/2036 •	1,640	883
1.107% due 07/25/2036 ^•	1,608	564
6.130% due 07/25/2036 ^þ	1,280	569

L2L Education Loan Trust
1.045% due 06/15/2031 •	3,807	3,640

Lehman XS Trust
1.097% due 04/25/2037 ^•	7	7
1.117% due 01/25/2037 •	179	179
1.207% due 05/25/2046 ^•	42,884	34,962

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •	20,200	19,657

Long Beach Mortgage Loan Trust
1.247% due 02/25/2036 •	1,951	1,622
1.627% due 01/25/2046 •	4,139	4,042
3.427% due 07/25/2032 ^•	127	119

MASTR Asset-Backed Securities Trust
0.997% due 10/25/2036 •	1,045	386
0.997% due 11/25/2036 •	66	27
1.097% due 08/25/2036 •	1,045	500
1.187% due 03/25/2036 •	3,821	2,718
1.187% due 10/25/2036 •	1,700	1,356
1.447% due 10/25/2035 ^•	820	688

Merrill Lynch Mortgage Investors Trust
1.057% due 08/25/2037 •	2,241	1,256
1.097% due 08/25/2037 •	13,521	7,647
1.397% due 02/25/2047 •	582	372
1.697% due 06/25/2036 •	196	193
4.304% due 02/25/2037 ^þ	1,683	314

Monroe Capital BSL CLO Ltd.
2.803% due 05/22/2027 •	10,687	10,531

Morgan Stanley ABS Capital, Inc. Trust
1.007% due 12/25/2036 •	4,082	2,125
1.057% due 03/25/2037 •	1,679	777
1.087% due 11/25/2036 •	10,694	5,575
1.097% due 09/25/2036 •	10,989	4,661
1.097% due 10/25/2036 •	23,619	12,777
1.097% due 11/25/2036 •	3,516	2,025
1.097% due 12/25/2036 •	903	477
1.107% due 09/25/2036 •	1,948	952
1.127% due 02/25/2037 •	2,337	883
1.147% due 02/25/2037 •	69	37

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.167% due 11/25/2036 •	$5,782	$3,050
1.187% due 06/25/2036 •	1,228	753
1.197% due 08/25/2036 •	142	77
1.197% due 03/25/2037 •	18,004	8,541
1.307% due 02/25/2037 •	1,680	664
1.862% due 03/25/2035 •	1,100	1,072
1.997% due 09/25/2033 •	949	884
1.997% due 06/25/2035 ^•	4,000	3,073

Morgan Stanley Home Equity Loan Trust
1.047% due 12/25/2036 •	1,723	874

Nelnet Student Loan Trust
1.295% due 03/23/2037 •	214	202
1.566% due 03/25/2026 •	302	296
1.749% due 05/27/2025 •	143	141
1.904% due 10/25/2033 •	361	350

New Century Home Equity Loan Trust
3.947% (US0001M + 3.000%) due 01/25/2033 ^~	490	422

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.277% due 10/25/2036 ^•	4,679	1,241
1.347% due 02/25/2037 ^•	487	161

North Carolina State Education Assistance Authority
1.747% due 07/25/2039 •	607	597

NovaStar Mortgage Funding Trust
1.097% due 09/25/2036 •	4,130	2,091
1.117% due 11/25/2036 •	8,910	3,462
1.157% due 01/25/2037 •	3,373	1,358
1.197% due 10/25/2036 •	1,373	902

OFSI Fund Ltd.
2.719% due 10/18/2026 •	2,105	2,104

Option One Mortgage Loan Trust
1.077% due 07/25/2037 •	1,182	815
1.127% due 04/25/2037 •	1,101	671
1.167% due 01/25/2037 •	1,006	654
1.187% due 04/25/2037 •	1,243	844
1.197% due 03/25/2037 •	651	348
1.197% due 07/25/2037 •	1,600	1,119

Ownit Mortgage Loan Trust
1.097% due 05/25/2037 •	2,188	1,735
3.121% due 10/25/2035 þ	745	441

Palmer Square Loan Funding Ltd.
2.789% due 04/20/2027 •	6,630	6,493

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.417% due 09/25/2035 •	909	899
2.747% due 12/25/2034 •	754	690

People’s Financial Realty Mortgage Securities Trust
1.087% due 09/25/2036 •	2,584	883

RAAC Trust
1.247% due 06/25/2044 •	431	357
1.287% due 02/25/2036 •	494	484
1.287% due 08/25/2036 •	2,281	2,209

Renaissance Home Equity Loan Trust
3.143% due 09/25/2037 þ	6,294	4,551
5.612% due 04/25/2037 þ	3,801	941

Residential Asset Mortgage Products Trust
1.447% due 09/25/2035 •	72	72
2.187% due 06/25/2032 •	4	4

Residential Asset Securities Corp. Trust
1.097% due 07/25/2036 •	4,052	3,836
1.127% due 04/25/2036 •	51	51
1.217% due 04/25/2036 •	136	135
1.217% due 07/25/2036 •	2,752	2,057
1.317% due 03/25/2036 •	78	78
1.772% due 07/25/2034 •	400	366
1.787% due 12/25/2034 •	657	632
1.982% due 08/25/2035 •	2,000	1,816

Saxon Asset Securities Trust
1.117% due 10/25/2046 •	1,739	1,648
2.413% due 03/25/2035 ^•	467	436

Securitized Asset-Backed Receivables LLC Trust
1.197% due 03/25/2036 •	3,065	2,030
1.712% due 02/25/2034 •	1,304	1,203

SG Mortgage Securities Trust
1.097% due 10/25/2036 •	5,100	4,357

50	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.157% due 10/25/2036 •		$2,300	$1,443
1.217% due 02/25/2036 •		6,209	3,760

Sierra Madre Funding Ltd.
1.385% due 09/07/2039 •		24,500	22,050
1.405% due 09/07/2039 •		57,180	51,462

SLC Student Loan Trust
2.092% due 05/15/2028 •		8	8

SLM Student Loan Trust
1.964% due 07/25/2025 •		128	104
2.447% due 06/25/2043 •		103	96
2.447% due 09/25/2076 •		104	93
2.747% due 11/25/2070 •		141	132
3.294% due 04/25/2023 •		3,365	3,336

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		10,600	10,304

Soundview Home Loan Trust
1.057% due 02/25/2037 •		4,835	1,421
1.227% due 10/25/2036 •		5,330	4,931
1.772% due 06/25/2035 •		23	22
1.897% due 09/25/2037 •		2,845	2,748

Specialty Underwriting & Residential Finance Trust
1.067% due 03/25/2037 •		1,306	909
1.777% due 09/25/2037 •		4,959	2,201

Structured Asset Investment Loan Trust
1.667% due 10/25/2035 •		936	876
1.922% due 01/25/2035 •		1,713	1,356
2.072% due 01/25/2035 •		606	403
2.327% due 04/25/2033 •		36	32
2.522% due 01/25/2035 •		684	255
2.672% due 01/25/2035 ^•		476	77

Structured Asset Securities Corp. Mortgage Loan Trust
1.267% due 05/25/2037 •		298	297

Structured Asset Securities Corp. Trust
1.407% due 09/25/2035 •		11,700	10,497

Symphony CLO Ltd.
2.788% due 07/14/2026 •		8,203	7,966

Talon Funding Ltd.
1.804% due 06/05/2035 •		1,549	364

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		36,433	35,689

Triaxx Prime CDO Ltd.
1.841% due 10/02/2039 •		6,161	2,702

Venture CLO Ltd.
3.049% due 04/20/2029 •		12,600	12,189

Washington Mutual Asset-Backed Certificates Trust
1.187% due 05/25/2036 •		1,995	1,623

Wells Fargo Home Equity Asset-Backed Securities Trust
2.522% due 02/25/2035 •		3,600	3,421

Zais CLO Ltd.
2.981% due 04/15/2028 •		7,300	7,116

Total Asset-Backed Securities (Cost $636,390)			621,379

SOVEREIGN ISSUES 4.6%

Argentina Government International Bond
1.000% due 08/05/2021 (h)	ARS	36,758	253
2.500% due 07/22/2021 (h)		105,046	717
5.250% due 01/15/2028	EUR	1,900	536
5.875% due 01/11/2028 (l)		$10,600	2,899
6.875% due 01/11/2048		4,800	1,266
15.500% due 10/17/2026	ARS	31,710	132
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		22,575	172
38.039% (ARLLMONP) due 06/21/2020 ~		526,967	3,822
42.781% (BADLARPP) due 10/04/2022 ~		2,200	27

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		56,190	523

Brazil Government International Bond
5.625% due 02/21/2047		$1,750	1,813

Chile Government International Bond
1.250% due 01/29/2040	EUR	2,600	2,482

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
2.750% due 07/03/2030 (b)		$3,200	$3,200
3.875% due 07/03/2050 (b)		1,000	1,000

Kuwait International Government Bond
3.500% due 03/20/2027		14,900	15,530

New Zealand Government International Bond
2.000% due 09/20/2025 (h)	NZD	17,589	11,526
3.000% due 09/20/2030 (h)		4,686	3,525

Peru Government International Bond
5.940% due 02/12/2029	PEN	16,200	5,054
6.150% due 08/12/2032		20,800	6,531
6.350% due 08/12/2028		75,475	24,395

Provincia de Buenos Aires
33.929% due 05/31/2022 •	ARS	1,970	12
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~		325,460	1,909

Qatar Government International Bond
3.875% due 04/23/2023		$6,700	6,910
4.500% due 01/20/2022		4,700	4,846
4.500% due 04/23/2028		2,100	2,306
5.103% due 04/23/2048		800	974

Saudi Government International Bond
2.375% due 10/26/2021		600	595
2.875% due 03/04/2023		1,600	1,602
3.625% due 03/04/2028		4,300	4,386
4.500% due 10/26/2046		5,100	5,197
4.625% due 10/04/2047		5,500	5,663
5.000% due 04/17/2049		1,400	1,518

South Africa Government International Bond
4.850% due 09/30/2029		10,000	8,250

Turkey Government International Bond
5.750% due 03/22/2024		5,200	4,858
6.350% due 08/10/2024		15,200	14,450
7.250% due 12/23/2023		7,000	6,867

Total Sovereign Issues (Cost $195,345)			155,746

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		9,536	0

Total Common Stocks (Cost $506)			0

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%		3,500	4,459

Total Convertible Preferred Securities (Cost $4,179)			4,459

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.7%

AGFC Capital Trust
3.581% (US0003M + 1.750%) due 01/15/2067 ~		6,600,000	2,665

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(i)(j)		1,600,000	1,728

Bank of America Corp.
4.300% due 01/28/2025 •(i)		3,900,000	3,359
5.875% due 03/15/2028 •(i)		1,600,000	1,623

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(i)		7,900,000	7,412

Nationwide Building Society
10.250% ~		10,000	1,627

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)		3,400,000	3,414

			21,828

		SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

AT&T, Inc.
2.875% due 03/02/2025 •(i)		3,800,000	$3,777

Total Preferred Securities (Cost $29,136)			25,605

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.4%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$11,800	11,788

REPURCHASE AGREEMENTS (k) 0.1%
			2,440

ARGENTINA TREASURY BILLS 0.0%
31.246% due 07/31/2020 «~	ARS	15,279	161
32.293% due 08/28/2020 ~		12,773	118
35.641% due 06/22/2020 ~		29,590	340
36.751% due 04/03/2020 ~		38220	429
53.823% due 05/13/2020 (f)(g)		11,450	85

			1,133

Total Short-Term Instruments (Cost $15,713)			15,361

Total Investments in Securities (Cost $4,661,201)			4,611,036

		SHARES
INVESTMENTS IN AFFILIATES 10.8%

SHORT-TERM INSTRUMENTS 10.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.8%

PIMCO Short Asset Portfolio		37,412,122	363,234

PIMCO Short-Term Floating NAV Portfolio III		17,858	176

Total Short-Term Instruments (Cost $374,763)			363,410

Total Investments in Affiliates (Cost $374,763)			363,410

Total Investments 147.2% (Cost $5,035,964)			$4,974,446

Financial Derivative Instruments (m)(o) (0.2)% (Cost or Premiums, net $29,077)			(7,169)

Other Assets and Liabilities, net (47.0)%			(1,588,130)

Net Assets 100.0%			$3,379,147

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$2,440	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(2,492)	$2,440	$2,440

Total Repurchase Agreements						$(2,492)	$2,440	$2,440

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.250%	03/31/2020	04/01/2020		$	(21,190)	$(21,190)
	0.960	03/27/2020	04/15/2020			(15,986)	(15,989)
	0.960	03/30/2020	04/15/2020			(8,923)	(8,923)
CFR	0.500	03/18/2020	TBD	(2)		(3,213)	(3,214)
SGY	(0.140)	03/31/2020	04/14/2020			(46,548)	(46,547)

Total Reverse Repurchase Agreements							$(95,863)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)		Payable for Sale-Buyback Transactions(3)
UBS	1.700%	03/24/2020	04/07/2020	$	(43,920)	$(43,936)
	1.710	03/25/2020	04/13/2020		(28,219)	(28,229)

Total Sale-Buyback Transactions						$(72,165)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.5)%
Uniform Mortgage-Backed Security, TBA	4.000%	04/01/2050	$42,000	$(44,957)	$(44,847)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	131,700	(140,797)	(140,587)

Total Short Sales (5.5)%				$(185,754)	$(185,434)

52	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(46,102)	$0	$(46,102)	$45,990	$(112)
CFR	0	(3,214)	0	(3,214)	3,369	155
FICC	2,440	0	0	2,440	(2,492)	(52)
GRE	0	0	0	0	(116)	(116)
NXN	0	0	0	0	(13)	(13)
SGY	0	(46,547)	0	(46,547)	46,362	(185)

Master Securities Forward Transaction Agreement
UBS	0	0	(72,165)	(72,165)	72,191	26

Total Borrowings and Other Financing Transactions	$2,440	$(95,863)	$(72,165)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(21,190)	$(71,459)	$0	$0	$(92,649)
Sovereign Issues	0	0	0	(3,214)	(3,214)

Total	$(21,190)	$(71,459)	$0	$(3,214)	$(95,863)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(72,165)	0	0	(72,165)

Total	$0	$(72,165)	$0	$0	$(72,165)

Total Borrowings	$(21,190)	$(143,624)	$0	$(3,214)	$(168,028)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(168,028)

(l)	Securities with an aggregate market value of $167,443 and cash of $470 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(52,427) at a weighted average interest rate of 2.314%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(29) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	$146.000	05/22/2020	856	$	856	$8	$7
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	152.000	05/22/2020	711		711	6	6
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	120.000	05/22/2020	415		415	4	19

Total Purchased Options						$18	$32

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	205	$	39,004	$(89)	$235	$(246)
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	205		7	4	0	(5)

					$(85)	$235	$(251)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 177.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	447	$	(246)	$163	$133	$(108)
U.S. Treasury 5-Year Note June Futures	06/2020	2,679		(335,838)	(12,331)	126	0
U.S. Treasury 10-Year Note June Futures	06/2020	601		(83,351)	(3,118)	84	0
U.S. Treasury 30-Year Bond June Futures	06/2020	1,958		(350,604)	4,409	3,243	0

					$(10,877)	$3,586	$(108)

Total Futures Contracts					$(10,962)	$3,821	$(359)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
											Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	1.334%	$		1,200	$8	$(11)	$(3)	$0	$(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2020	0.052			36,400	492	(315)	177	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2023	0.173			3,000	(10)	85	75	0	0
British Telecomminications	1.000	Quarterly	12/20/2024	1.162		EUR	9,600	30	(106)	(76)	0	(5)
Daimler AG	1.000	Quarterly	12/20/2020	0.688			1,800	30	(25)	5	0	(2)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	9.008	$		700	93	(170)	(77)	0	(7)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.382			31,300	28	316	344	0	(42)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.439			12,400	103	56	159	0	(12)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.536			15,600	315	(113)	202	0	(14)

								$1,089	$(283)	$806	$1	$(83)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$		6,752	$(409)	$810	$401	$90	$0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		EUR	18,300	(474)	425	(49)	31	0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022			28,700	(173)	(50)	(223)	38	0

							$(1,056)	$1,185	$129	$159	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	$	100,600	$2,099	$(2,427)	$(328)	$0	$(294)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		62,700	(1,066)	647	(419)	0	(190)

						$1,033	$(1,780)	$(747)	$0	$(484)

54	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.270%	Semi-Annual	03/03/2022	CAD	27,100	$0	$178	$178	$2	$0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		7,500	0	50	50	1	0
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		12,100	53	84	137	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		9,500	0	81	81	0	(13)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		8,600	0	90	90	0	(12)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		5,100	0	54	54	0	(7)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		2,600	0	29	29	0	(4)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		14,300	20	114	134	0	(20)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2020	$	221,000	5,119	(5,817)	(698)	7	0
Pay	3-Month USD-LIBOR	2.600	Semi-Annual	09/26/2023		395,900	(4,140)	33,825	29,685	86	0
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		258,600	(2,738)	26,443	23,705	102	0
Pay	3-Month USD-LIBOR	0.611	Semi-Annual	03/17/2025		34,900	0	216	216	0	(1)
Pay	3-Month USD-LIBOR	0.613	Semi-Annual	03/17/2025		47,700	0	299	299	0	(2)
Pay	3-Month USD-LIBOR	0.622	Semi-Annual	03/20/2025		122,550	0	736	736	0	(20)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		375,500	17,241	(48,097)	(30,856)	824	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		20	1	(3)	(2)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		200,400	17,391	(30,948)	(13,557)	516	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		200	12	(39)	(27)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		7,200	(12)	(919)	(931)	37	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		24,500	(291)	(2,135)	(2,426)	124	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		14,000	(247)	(1,494)	(1,741)	71	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		7,000	(7)	(880)	(887)	38	0
Pay(7)	3-Month USD-LIBOR	0.616	Semi-Annual	02/15/2036		42,300	0	(1,352)	(1,352)	0	(496)
Pay(7)	3-Month USD-LIBOR	0.727	Semi-Annual	02/15/2036		42,300	0	(642)	(642)	0	(500)
Pay(7)	3-Month USD-LIBOR	0.742	Semi-Annual	02/15/2036		42,300	0	(545)	(545)	0	(500)
Pay(7)	3-Month USD-LIBOR	0.779	Semi-Annual	02/15/2036		17,200	0	(126)	(126)	0	(204)
Pay(7)	3-Month USD-LIBOR	0.788	Semi-Annual	02/15/2036		27,900	0	(168)	(168)	0	(331)
Pay(7)	3-Month USD-LIBOR	0.808	Semi-Annual	02/15/2036		42,500	0	(129)	(129)	0	(505)
Pay(7)	3-Month USD-LIBOR	0.846	Semi-Annual	02/15/2036		42,700	0	116	116	0	(508)
Pay(7)	3-Month USD-LIBOR	0.910	Semi-Annual	02/15/2036		28,200	0	346	346	0	(337)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		5,400	(7)	(2,010)	(2,017)	164	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		3,000	(22)	(874)	(896)	88	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		6,700	(11)	(1,300)	(1,311)	189	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		16,500	(98)	(3,701)	(3,799)	470	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		8,700	(31)	(1,676)	(1,707)	244	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		181,700	(280)	(47,863)	(48,143)	5,254	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		12,700	(31)	(4,677)	(4,708)	390	0
Receive	3-Month USD-LIBOR	0.710	Semi-Annual	03/17/2050		6,200	0	310	310	153	0
Receive	3-Month USD-LIBOR	0.713	Semi-Annual	03/17/2050		8,500	0	419	419	210	0
Receive	3-Month USD-LIBOR	0.772	Semi-Annual	03/20/2050		21,900	0	737	737	549	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	303,400	(383)	(4,026)	(4,409)	0	(57)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	12,280,000	(1,033)	(1,338)	(2,371)	0	(81)
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029		1,103,000	0	(112)	(112)	12	0
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		1,084,000	0	(84)	(84)	12	0
Pay	6-Month JPY-LIBOR	0.086	Semi-Annual	09/11/2029		624,000	0	(52)	(52)	7	0
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	09/13/2029		1,091,000	0	(43)	(43)	12	0
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029		1,118,000	0	(24)	(24)	13	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029		1,622,000	0	(118)	(118)	18	0
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		1,320,000	0	(115)	(115)	15	0
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	477,756	(272)	958	686	192	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	26,800	10	3,277	3,287	131	0

							$30,244	$(92,945)	$(62,701)	$9,932	$(3,598)

Total Swap Agreements							$31,310	$(93,823)	$(62,513)	$10,092	$(4,165)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$32	$3,821	$10,092	$13,945	$0	$(359)	$(4,165)	$(4,524)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

(n)

Securities with an aggregate market value of $115,095 and cash of $7,610 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	47,765		$61,588	$2,259	$0
	04/2020	ILS	1,106		304	0	(9)
	04/2020	TRY	4,135		629	6	0
	04/2020		$1,058	JPY	114,091	3	0
	05/2020	JPY	114,091		$1,060	0	(3)
	06/2020	KRW	167,692		141	3	0

BPS	04/2020	EUR	4,452		4,979	74	(5)
	04/2020	GBP	2,907		3,719	108	0
	04/2020	MXN	25,899		1,163	73	0
	04/2020		$13,783	EUR	12,377	9	(141)
	04/2020		2,126	GBP	1,789	97	0
	04/2020		311	MXN	7,764	15	0
	05/2020	COP	59,894,821		$14,340	0	(345)
	06/2020		$52	PLN	201	0	(3)

BRC	04/2020	JPY	114,091		$1,038	0	(23)
	04/2020	NOK	2,440		260	26	0
	04/2020		$79,362	GBP	64,926	1,282	0
	05/2020	GBP	64,926		$79,415	0	(1,286)

CBK	04/2020	AUD	278		182	11	0
	04/2020	BRL	187,392		36,046	0	(18)
	04/2020	CAD	21,689		16,277	865	0
	04/2020	EUR	866		936	0	(19)
	04/2020	GBP	14,921		19,457	924	0
	04/2020		$42,353	BRL	187,392	0	(6,289)
	04/2020		15,382	CAD	21,689	30	0
	04/2020		17,577	COP	60,051,989	0	(2,814)
	04/2020		14,165	EUR	12,655	8	(216)
	04/2020		379	MXN	8,617	0	(16)
	05/2020	CAD	21,689		$15,388	0	(30)

DUB	04/2020	BRL	205,095		39,979	508	0
	04/2020		$39,451	BRL	205,095	20	0
	05/2020		39,929		205,095	0	(542)
	01/2021		2,352		10,311	0	(396)

GLM	04/2020	BRL	17,702		$3,405	0	(2)
	04/2020	MXN	14,554		664	51	0

56	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020		$3,809	BRL	17,702	$0	$(402)
	04/2020		24,947	EUR	23,088	517	0
	04/2020		1,693	GBP	1,348	0	(19)
	05/2020		12,000	RUB	967,793	312	0
	06/2020	TWD	6,594		$221	1	0
	07/2020	DKK	7,705		1,131	0	(11)

HUS	04/2020	GBP	3,696		4,355	0	(235)
	04/2020	MXN	300,214		13,171	535	0
	04/2020		$34,226	EUR	31,442	452	0
	04/2020		1,455	GBP	1,226	68	0
	06/2020	HKD	12,085		$1,555	0	(3)
	01/2021	BRL	10,311		1,590	0	(366)

JPM	04/2020	EUR	3,796		4,067	0	(120)
	04/2020	ZAR	28,165		1,889	315	0

MYI	04/2020	DKK	7,704		1,160	22	0
	04/2020	EUR	188,875		206,630	0	(1,680)
	04/2020	NZD	21,298		13,471	763	0
	05/2020	SEK	12,260		1,280	40	0

SCX	04/2020		$1,027	EUR	898	0	(37)
	04/2020		528	MXN	12,406	0	(7)
	05/2020	EUR	117,529		$129,122	0	(666)
	05/2020		$1,686	RUB	133,018	6	0

SOG	04/2020		835		64,800	0	(9)
	06/2020		7,324		570,598	0	(95)

SSB	06/2020		2,453	INR	177,549	0	(144)

UAG	04/2020		12,615	NZD	21,298	94	0
	04/2020		2,307	RUB	182,670	23	0
	05/2020	NZD	21,298		$12,612	0	(94)

Total Forward Foreign Currency Contracts						$9,520	$(16,045)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860%	02/26/2021	5,760	$351	$340

Total Purchased Options							$351	$340

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000%	05/20/2020	12,900	$(51)	$ (1,272)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	9,200	(4)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	9,200	(10)	(167)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	8,200	(9)	(143)

DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	9,800	(11)	(158)

GST	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000	06/17/2020	4,400	(28)	(453)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	9,900	(5)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	9,900	(9)	(180)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	12,200	(15)	(213)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	7,100	(5)	(47)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	5,100	(4)	(32)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	9,300	(12)	(150)

						$(163)	$ (2,815)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780%	02/26/2021	16,120	$(339)	$(339)

Total Written Options							$(502)	$(3,154)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	1.025%	$500	$(16)	$16	$0	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	1.312	4,700	(184)	161	0	(23)

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2021	1.025	1,100	(35)	35	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	1.243	700	(27)	24	0	(3)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	227.790	1,150	94	(935)	0	(841)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	1.025	4,600	(148)	149	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	1.312	2,100	(81)	71	0	(10)

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474	100	(2)	(4)	0	(6)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918	400	(4)	(11)	0	(15)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091	1,100	4	(58)	0	(54)

DUB	Colombia Government International Bond	1.000	Quarterly	06/20/2021	1.025	100	(3)	3	0	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	5.263	400	(49)	(14)	0	(63)

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	1.978	2,300	(7)	(82)	0	(89)

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	227.790	5,250	431	(4,271)	0	(3,840)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474	200	(3)	(10)	0	(13)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	1.025	2,600	(84)	84	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804	1,900	(29)	(25)	0	(54)
	Fiserv, Inc.	1.000	Quarterly	12/20/2024	0.795	5,100	(61)	111	50	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864	17,400	(770)	(1,142)	0	(1,912)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	2.184	200	(7)	(1)	0	(8)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301	1,100	(32)	(25)	0	(57)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	1.025	200	(6)	6	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	1.243	700	(34)	31	0	(3)

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2021	1.025	1,250	(40)	40	0	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757	200	(10)	(9)	0	(19)

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.908	11,400	81	(32)	49	0

							$(1,022)	$(5,888)	$100	$(7,010)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$900	$(26)	$16	$	0	$(10)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	18,100	(628)	430		0	(198)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	12,100	(424)	291		0	(133)

						$(1,078)	$737	$	0	$(341)

Total Swap Agreements						$(2,100)	$(5,151)	$	100	$(7,351)

58	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$2,271	$0	$0	$2,271	$(12)	$(1,272)	$(23)	$(1,307)	$964	$(1,210)	$(246)
BPS	376	0	0	376	(494)	(310)	(3)	(807)	(431)	0	(431)
BRC	1,308	0	1	1,309	(1,309)	0	(851)	(2,160)	(851)	650	(201)
CBK	1,838	0	0	1,838	(9,402)	0	(75)	(9,477)	(7,639)	6,244	(1,395)
DUB	528	0	0	528	(938)	(158)	(63)	(1,159)	(631)	439	(192)
FBF	0	0	0	0	0	0	(89)	(89)	(89)	0	(89)
GLM	881	340	0	1,221	(434)	(339)	0	(773)	448	112	560
GST	0	0	50	50	0	(925)	(5,829)	(6,754)	(6,704)	6,802	98
HUS	1,055	0	0	1,055	(604)	0	(68)	(672)	383	(660)	(277)
JPM	315	0	0	315	(120)	0	(19)	(139)	176	(230)	(54)
MYC	0	0	49	49	0	(150)	(198)	(348)	(299)	305	6
MYI	825	0	0	825	(1,680)	0	0	(1,680)	(855)	939	84
SCX	6	0	0	6	(710)	0	0	(710)	(704)	61	(643)
SOG	0	0	0	0	(104)	0	0	(104)	(104)	0	(104)
SSB	0	0	0	0	(144)	0	0	(144)	(144)	17	(127)
UAG	117	0	0	117	(94)	0	(133)	(227)	(110)	380	270

Total Over the Counter	$9,520	$340	$100	$9,960	$(16,045)	$(3,154)	$(7,351)	$(26,550)

(p)

Securities with an aggregate market value of $16,185 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$32	$32
Futures	0	0	0	0	3,821	3,821
Swap Agreements	0	160	0	0	9,932	10,092

	$0	$160	$0	$0	$13,785	$13,945

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,520	$0	$9,520
Purchased Options	0	0	0	0	340	340
Swap Agreements	0	100	0	0	0	100

	$0	$100	$0	$9,520	$340	$9,960

	$0	$260	$0	$9,520	$14,125	$23,905

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$359	$359
Swap Agreements	0	567	0	0	3,598	4,165

	$0	$567	$0	$0	$3,957	$4,524

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,045	$0	$16,045
Written Options	0	2,815	0	0	339	3,154
Swap Agreements	0	7,351	0	0	0	7,351

	$0	$10,166	$0	$16,045	$339	$26,550

	$0	$10,733	$0	$16,045	$4,296	$31,074

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(27)	$(27)
Written Options	0	0	0	0	298	298
Futures	0	0	0	0	8,568	8,568
Swap Agreements	0	(1,774)	0	0	(70,851)	(72,625)

	$0	$(1,774)	$0	$0	$(62,012)	$(63,786)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,921	$0	$21,921
Purchased Options	0	0	0	0	6,675	6,675
Written Options	0	179	0	408	(4,096)	(3,509)
Swap Agreements	0	1,484	0	0	0	1,484

	$0	$1,663	$0	$22,329	$2,579	$26,571

	$0	$(111)	$0	$22,329	$(59,433)	$(37,215)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	(21,849)	(21,849)
Swap Agreements	0	(1,307)	0	0	(72,772)	(74,079)

	$0	$(1,307)	$0	$0	$(94,607)	$(95,914)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,540)	$0	$(10,540)
Purchased Options	0	0	0	0	(10)	(10)
Written Options	0	(2,719)	0	0	0	(2,719)
Swap Agreements	0	(6,507)	0	0	0	(6,507)

	$0	$(9,226)	$0	$(10,540)	$(10)	$(19,776)

	$0	$(10,533)	$0	$(10,540)	$(94,617)	$(115,690)

60	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$24,034	$14,486	$38,520
Corporate Bonds & Notes
Banking & Finance	0	517,053	0	517,053
Industrials	0	213,861	206	214,067
Utilities	0	88,306	0	88,306
Municipal Bonds & Notes
California	0	3,054	0	3,054
Illinois	0	1,545	0	1,545
Puerto Rico	0	544	0	544
Washington	0	28,656	0	28,656
West Virginia	0	6,457	0	6,457
U.S. Government Agencies	0	1,769,842	0	1,769,842
U.S. Treasury Obligations	0	782,779	0	782,779
Non-Agency Mortgage-Backed Securities	0	337,663	0	337,663
Asset-Backed Securities	0	621,379	0	621,379
Sovereign Issues	4,200	151,546	0	155,746
Convertible Preferred Securities
Banking & Finance	4,459	0	0	4,459
Preferred Securities
Banking & Finance	0	21,828	0	21,828
Utilities	0	3,777	0	3,777
Short-Term Instruments
Certificates of Deposit	0	11,788	0	11,788
Repurchase Agreements	0	2,440	0	2,440
Argentina Treasury Bills	0	972	161	1,133

	$8,659	$4,587,524	$14,853	$4,611,036

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$363,410	$0	$0	$363,410

Total Investments	$372,069	$4,587,524	$14,853	$4,974,446

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(185,434)	$0	$(185,434)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,821	10,124	0	13,945
Over the counter	0	9,960	0	9,960

	$3,821	$20,084	$0	$23,905

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(359)	(4,165)	0	(4,524)
Over the counter	0	(26,550)	0	(26,550)

	$(359)	$(30,715)	$0	$(31,074)

Total Financial Derivative Instruments	$3,462	$(10,631)	$0	$(7,169)

Totals	$375,531	$4,391,459	$14,853	$4,781,843

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Schedule of Investments PIMCO Extended Duration Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 189.5%

CORPORATE BONDS & NOTES 1.9%

BANKING & FINANCE 1.4%

Barclays PLC
4.610% due 02/15/2023 •	$3,500	$3,564

BOC Aviation Ltd.
2.750% due 09/18/2022	800	824

Deutsche Bank AG
2.617% (US0003M + 0.815%) due 01/22/2021 ~	5,600	5,396
3.041% (US0003M + 1.290%) due 02/04/2021 ~	900	866

MET Tower Global Funding
1.561% (SOFRRATE + 0.550%) due 01/17/2023 ~	2,800	2,551

Mitsubishi UFJ Financial Group, Inc.
2.654% (US0003M + 0.860%) due 07/26/2023 ~	2,100	1,930

MUFG Union Bank N.A.
0.816% (SOFRRATE + 0.710%) due 12/09/2022 ~	1,300	1,236

SL Green Operating Partnership LP
2.672% (US0003M + 0.980%) due 08/16/2021 ~	1,300	1,265

UBS Group AG
2.859% due 08/15/2023 •	2,500	2,482

		20,114

INDUSTRIALS 0.4%

Georgia-Pacific LLC
7.750% due 11/15/2029	30	43

Kinder Morgan, Inc.
3.111% (US0003M + 1.280%) due 01/15/2023 ~	3,300	2,748

Sands China Ltd.
5.400% due 08/08/2028	800	756

United Airlines Pass-Through Trust
2.875% due 04/07/2030	984	916
3.100% due 04/07/2030	984	926

		5,389

UTILITIES 0.1%

National Rural Utilities Cooperative Finance Corp.
2.400% due 03/15/2030	1,300	1,303

Petrobras Global Finance BV
5.093% due 01/15/2030	623	571

		1,874

Total Corporate Bonds & Notes (Cost $28,811)		27,377

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	92

Total Municipal Bonds & Notes (Cost $91)		92

U.S. GOVERNMENT AGENCIES 10.6%

Fannie Mae
0.000% due 11/15/2030 (c)	400	339
3.000% due 07/25/2043	1,782	1,832
3.680% due 01/01/2029	1,700	1,969
3.790% due 01/01/2029	2,000	2,331
3.850% due 01/01/2031	1,400	1,662
3.880% due 01/01/2031	1,796	2,128
3.920% due 01/01/2031	762	909
5.000% due 08/25/2033	45	52
5.500% due 04/25/2033 - 08/25/2035	92	104
6.000% due 12/25/2034	250	350

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae, TBA
3.000% due 06/01/2040	$41,400	$43,264

Freddie Mac
0.000% due 03/15/2028 - 07/15/2031 (a)(c)	10,500	9,344
0.000% due 03/15/2031 - 07/15/2032 (c)	9,300	7,705
1.105% due 01/15/2033 •	0	0
3.000% due 04/15/2053	1,891	2,040
4.436% due 11/25/2052 ~	5,066	5,970
5.500% due 02/15/2024	38	40
6.000% due 06/15/2035	404	558

Ginnie Mae
5.500% due 10/20/2037	197	244

Residual Funding Corp. STRIPS
0.000% due 04/15/2030 (c)	4,100	3,526

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (a)(c)	3,191	2,829

Small Business Administration
5.290% due 12/01/2027	62	66

Tennessee Valley Authority STRIPS
4.625% due 09/15/2060	1,000	1,560

Uniform Mortgage-Backed Security
4.000% due 08/01/2048 - 08/01/2049	253	271

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2050 - 06/01/2050	22,700	23,439
3.500% due 05/01/2050	30,100	31,837
4.000% due 04/01/2050	6,500	6,941
5.500% due 05/01/2050	1,100	1,204

Total U.S. Government Agencies (Cost $143,270)		152,514

U.S. TREASURY OBLIGATIONS 169.7%

U.S. Treasury Bonds
2.500% due 02/15/2045 (f)	6,080	7,595
2.750% due 11/15/2047	1	1
2.875% due 05/15/2043 (f)	15,680	20,667
3.000% due 05/15/2042 (f)	20,100	26,991
3.000% due 11/15/2044 (f)	27,890	37,767
3.125% due 11/15/2041 (f)	101,400	138,506
3.125% due 02/15/2043 (f)	14,500	19,836
3.125% due 08/15/2044 (f)	116,610	160,790
3.125% due 05/15/2048 (f)	1,290	1,830
3.375% due 05/15/2044 (f)(j)	49,895	71,346
3.625% due 08/15/2043 (f)(j)	11,800	17,403
3.625% due 02/15/2044 (f)(j)	50,450	74,662
3.750% due 11/15/2043 (f)	8,882	13,358
3.875% due 08/15/2040 (j)	200	300
4.250% due 11/15/2040 (f)	51,400	80,808
4.375% due 05/15/2040 (f)	780	1,240
4.500% due 08/15/2039 (f)	400	641
4.750% due 02/15/2041 (f)	6,100	10,196

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022 (f)(h)	2,970	2,928
0.250% due 07/15/2029 (j)	282	294
0.375% due 01/15/2027 (f)(j)	1,025	1,050
0.375% due 07/15/2027 (f)(h)(j)	1,677	1,726
0.500% due 01/15/2028 (f)(j)	10,373	10,819
0.625% due 01/15/2026 (j)	662	684
0.750% due 07/15/2028 (f)(h)(j)	16,010	17,145
0.750% due 02/15/2045 (f)(j)	836	956
0.875% due 01/15/2029 (f)	3,892	4,234
0.875% due 02/15/2047 (f)	1,069	1,273
1.000% due 02/15/2048 (f)	5,439	6,706
1.375% due 02/15/2044 (h)	841	1,080
1.750% due 01/15/2028 (f)(h)(j)	19,343	22,018
2.500% due 01/15/2029 (f)	8,049	9,886

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)(c)	100,300	86,537
0.000% due 08/15/2034 (a)(c)	76,520	65,833
0.000% due 11/15/2034 (a)(c)	34,600	29,654
0.000% due 08/15/2035 (a)(c)(h)(j)	6,870	5,825
0.000% due 05/15/2036 (a)(c)	52,000	43,479
0.000% due 11/15/2036 (a)(c)	76,900	63,582

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2037 (a)(c)		$54,350	$44,478
0.000% due 08/15/2037 (a)(c)(h)		9,100	7,419
0.000% due 08/15/2041 (c)(h)		14,800	11,367
0.000% due 02/15/2042 (c)(h)		9,500	7,197
0.000% due 05/15/2042 (c)(h)		9,700	7,295
0.000% due 08/15/2042 (c)(f)		207,500	154,661
0.000% due 11/15/2042 (c)(f)		180,200	133,478
0.000% due 02/15/2043 (c)(f)		185,200	136,251
0.000% due 05/15/2043 (c)(f)		203,710	148,954
0.000% due 08/15/2043 (c)(f)		220,500	160,607
0.000% due 11/15/2043 (c)(f)		209,200	151,632
0.000% due 02/15/2044 (c)(f)		165,900	119,543
0.000% due 05/15/2044 (c)		88,500	63,453
0.000% due 08/15/2044 (c)(h)		1,500	1,070
0.000% due 11/15/2044 (c)		101,700	72,218
0.000% due 02/15/2045 (c)(f)		173,500	122,726
0.000% due 05/15/2045 (c)		40,350	28,490
0.000% due 08/15/2046 (c)(h)(j)		3,500	2,431

Total U.S. Treasury Obligations (Cost $1,779,726)			2,432,916

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		3,000	2,494

BAMLL Commercial Mortgage Securities Trust
1.755% due 04/15/2036 •		3,200	2,749
1.905% due 03/15/2034 •		1,500	1,399

Bancorp Commercial Mortgage Trust
1.755% due 09/15/2036 •		3,875	3,696

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035		800	818
4.957% due 08/10/2035 ~		600	534

BWAY Mortgage Trust
3.454% due 03/10/2033		3,000	3,131

ChaseFlex Trust
1.227% due 05/25/2037 •		2,879	2,566

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2036		7,950	8,240

CityLine Commercial Mortgage Trust
2.778% due 11/10/2031 ~		2,800	2,763

Commercial Mortgage Trust
3.815% due 04/10/2033 ~		2,500	2,414

Countrywide Home Loan Mortgage Pass-Through Trust
3.792% due 09/25/2047 ^~		157	132

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~		0	0

Credit Suisse Mortgage Capital Certificates
1.797% due 11/27/2036 •		1,407	1,407

DBWF Mortgage Trust
3.791% due 12/10/2036		4,400	4,467

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~		1,800	1,427
3.805% due 10/10/2035 ~		800	781

Hilton USA Trust
4.194% due 11/05/2038 ~		1,000	728

JPMorgan Chase Commercial Mortgage Securities Trust
2.155% due 12/15/2031 •		2,400	2,344
2.798% due 10/05/2031		2,800	2,468

JPMorgan Mortgage Trust
1.847% due 12/25/2049 •		1,230	1,186
3.983% due 07/25/2035 ~		55	51

Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049		600	618

Morgan Stanley Capital Trust
4.418% due 07/11/2040 ~		1,600	1,666

Motel 6 Trust
1.625% due 08/15/2034 •		1,700	1,597

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		3,145	3,172

Towd Point Mortgage Funding
1.911% due 02/20/2054 •	GBP	1,933	2,333

62	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VNDO Trust
3.805% due 01/10/2035	$3,600	$3,855

WaMu Mortgage Pass-Through Certificates Trust
2.484% due 08/25/2046 •	3,435	2,781
2.484% due 10/25/2046 •	5	4
2.696% due 01/25/2047 •	2	2

Wells Fargo Commercial Mortgage Trust
3.486% due 12/15/2059	3,800	4,010

Total Non-Agency Mortgage-Backed Securities (Cost $69,472)		65,833

ASSET-BACKED SECURITIES 1.7%

Arbor Realty Commercial Real Estate Notes Ltd.
1.855% due 05/15/2037 •	1,700	1,519

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ	181	164

Bear Stearns Asset-Backed Securities Trust
4.200% due 07/25/2036 ~	3	3

Crown Point CLO Ltd.
2.776% due 07/17/2028 •	1,200	1,154

Dryden Senior Loan Fund
2.731% due 10/15/2027 •	687	659

ECMC Group Student Loan Trust
1.697% due 02/27/2068 •	629	600

Encore Credit Receivables Trust
1.607% due 07/25/2035 •	2,192	2,126

Fremont Home Loan Trust
2.012% due 06/25/2035 •	2,100	1,960

JPMorgan Mortgage Acquisition Corp.
1.427% due 12/25/2035 •	3,000	2,799

LCM LP
2.859% due 10/20/2027 •	800	774

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •		$3,000	$2,919

M360 Advisors LLC
4.395% due 07/24/2028		701	694

MASTR Asset-Backed Securities Trust
1.772% due 10/25/2034 •		2,104	1,974

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024		1,600	1,595

SLM Student Loan Trust
2.394% due 10/25/2029 •		800	781

Wells Fargo Home Equity Asset-Backed Securities Trust
1.217% due 07/25/2036 •		1,600	1,558

Zais CLO Ltd.
2.981% due 04/15/2028 •		2,600	2,535

Total Asset-Backed Securities (Cost $24,711)			23,814

SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
2.750% due 03/20/2022		2,200	2,217
3.500% due 03/20/2027		3,300	3,440

Qatar Government International Bond
3.875% due 04/23/2023		1,900	1,959

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	7,800	348

Uruguay Government International Bond
4.975% due 04/20/2055		$1,900	2,171

Total Sovereign Issues (Cost $9,892)			10,135

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (e) 0.2%
			3,420

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.083% due 05/12/2020 - 06/18/2020 (b)(c)(j)	$1,232	$1,232

Total Short-Term Instruments (Cost $4,652)		4,652

Total Investments in Securities (Cost $2,060,625)		2,717,333

	SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short Asset Portfolio	2,232,205	21,673

PIMCO Short-Term Floating NAV Portfolio III	94,007	923

Total Short-Term Instruments (Cost $23,280)		22,596

Total Investments in Affiliates (Cost $23,280)		22,596

Total Investments 191.1% (Cost $2,083,905)		$2,739,929

Financial Derivative Instruments (g)(i) 0.1% (Cost or Premiums, net $1,152)		1,638

Other Assets and Liabilities, net (91.2)%		(1,307,723)

Net Assets 100.0%		$1,433,844

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$3,420	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(3,491)	$3,420	$3,420

Total Repurchase Agreements						$(3,491)	$3,420	$3,420

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.250%	03/31/2020	04/01/2020	$(17,086)	$(17,087)
	0.960	03/30/2020	04/15/2020	(182,040)	(182,049)
	1.100	03/19/2020	04/20/2020	(53,779)	(53,800)
	1.100	03/20/2020	04/20/2020	(12,846)	(12,850)
	1.720	02/05/2020	04/06/2020	(6,661)	(6,679)
	1.720	02/11/2020	04/13/2020	(52,625)	(52,751)
	1.730	02/12/2020	04/09/2020	(54,848)	(54,978)
	1.730	02/13/2020	04/13/2020	(92,705)	(92,918)
	1.730	02/25/2020	04/07/2020	(196)	(197)
BSN	1.690	01/10/2020	04/09/2020	(81,481)	(81,795)
	1.690	01/13/2020	04/13/2020	(73,930)	(74,204)
	1.690	03/06/2020	04/09/2020	(50,188)	(50,249)
	1.690	03/30/2020	04/09/2020	(20,048)	(20,050)
GRE	1.020	03/12/2020	04/13/2020	(22,400)	(22,413)
	1.720	02/12/2020	04/13/2020	(3,146)	(3,153)
JPS	0.780	03/09/2020	06/08/2020	(97,732)	(97,781)
	0.780	03/27/2020	06/08/2020	(20,815)	(20,817)

Total Reverse Repurchase Agreements					$(843,771)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	0.710%	03/16/2020	04/16/2020	$(23,042)	$(23,049)
	1.510	03/17/2020	04/07/2020	(58,627)	(58,664)
	1.730	02/10/2020	04/13/2020	(4,302)	(4,312)
	1.740	02/07/2020	05/07/2020	(5,116)	(5,130)
	1.750	02/21/2020	04/03/2020	(3,190)	(3,196)
GSC	0.400	03/31/2020	04/01/2020	(272,207)	(272,210)
TDL	1.740	02/04/2020	04/03/2020	(1,700)	(1,705)

Total Sale-Buyback Transactions					$(368,266)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.9)%
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2050	$6,500	$(6,949)	$(6,938)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2050	5,300	(5,717)	(5,702)

Total Short Sales (0.9)%				$(12,666)	$(12,640)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(473,309)	$0	$(473,309)	$466,522	$(6,787)
BSN	0	(226,298)	0	(226,298)	224,393	(1,905)
DEU	0	0	0	0	(191)	(191)
FICC	3,420	0	0	3,420	(3,491)	(71)
GRE	0	(25,566)	0	(25,566)	25,348	(218)
JPS	0	(118,598)	0	(118,598)	116,527	(2,071)

Master Securities Forward Transaction Agreement
BPG	0	0	(94,351)	(94,351)	96,290	1,939
BPS	0	0	0	0	(3,480)	(3,480)
GSC	0	0	(272,210)	(272,210)	267,655	(4,555)
TDL	0	0	(1,705)	(1,705)	2,029	324
TDM	0	0	0	0	(321)	(321)

Total Borrowings and Other Financing Transactions	$3,420	$(843,771)	$(368,266)

64	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(17,087)	$(708,086)	$(118,598)	$0	$(843,771)

Total	$(17,087)	$(708,086)	$(118,598)	$0	$(843,771)

Sale-Buyback Transactions
U.S. Treasury Obligations	(272,210)	(90,926)	(5,130)	0	(368,266)

Total	$(272,210)	$(90,926)	$(5,130)	$0	$(368,266)

Total Borrowings	$(289,297)	$(799,012)	$(123,728)	$0	$(1,212,037)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,212,037)

(f)	Securities with an aggregate market value of $1,286,405 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(850,696) at a weighted average interest rate of 2.073%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(33) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$111.000	05/22/2020	748	$1,496	$6	$1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.000	05/22/2020	112	224	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.875	05/22/2020	17	34	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.000	05/22/2020	104	104	1	4
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.500	05/22/2020	2	2	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	135.500	05/22/2020	641	641	5	10
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	146.000	05/22/2020	350	350	5	3
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	147.500	05/22/2020	44	44	0	5
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.000	05/22/2020	199	199	2	16
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	152.500	05/22/2020	11	11	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	157.000	05/22/2020	313	313	3	15
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	159.500	05/22/2020	47	47	0	2
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	200.000	05/22/2020	1,372	1,372	1,259	21
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	205.000	05/22/2020	220	220	2	79
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	210.000	05/22/2020	199	199	2	56
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	260.000	05/22/2020	29	29	0	2
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	169.000	05/22/2020	300	300	3	28
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	184.000	05/22/2020	660	660	6	1
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	188.000	05/22/2020	1,340	1,340	12	1
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	265.000	05/22/2020	17	17	0	11
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	290.000	05/22/2020	2	2	0	0

Total Purchased Options					$1,307	$256

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2020 Futures	$131.500	04/24/2020	344	$344	$(113)	$(21)
Call - CBOT U.S. Treasury 10-Year Note May 2020 Futures	135.500	04/24/2020	344	344	(166)	(1,156)

Total Written Options					$(279)	$(1,177)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	65

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	879	$	(193,716)	$(3,267)	$28	$0
U.S. Treasury 5-Year Note June Futures	06/2020	2,142		(268,520)	(4,527)	100	0
U.S. Treasury 10-Year Note June Futures	06/2020	1,473		(204,287)	(7,031)	207	0
U.S. Treasury 10-Year Ultra June Futures	06/2020	2,900		(452,491)	(26,548)	952	0
U.S. Treasury 30-Year Bond June Futures	06/2020	1,311		(234,751)	(6,088)	2,171	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	19		(4,216)	(368)	62	0

Total Futures Contracts					$(47,829)	$3,520	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021	$	6,300	$(89)	$88	$(1)	$6	$0
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		8,100	(128)	143	15	10	0
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023	EUR	6,200	(162)	119	(43)	9	0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		11,300	(293)	263	(30)	19	0

						$(672)	$613	$(59)	$44	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.275%	Semi-Annual	03/03/2025	CAD	2,400	$0	$25	$25	$0	$(3)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		500	0	5	5	0	(1)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		10,800	10	92	102	0	(15)
Receive(4)	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023	$	153,100	(169)	(7,969)	(8,138)	0	(84)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		8,900	(184)	(838)	(1,022)	0	(2)
Receive(4)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		16,100	(63)	(551)	(614)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,300	49	(498)	(449)	13	0
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		22,800	(48)	(1,940)	(1,988)	117	0
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		23,900	(67)	(474)	(541)	136	0
Receive(4)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		14,200	801	(1,547)	(746)	80	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047		11,900	487	(4,980)	(4,493)	323	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		1,700	(4)	(621)	(625)	51	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,100	(8)	(321)	(329)	32	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		2,600	(5)	(504)	(509)	73	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		6,600	(39)	(1,481)	(1,520)	188	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		4,900	7	(968)	(961)	138	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		900	0	(238)	(238)	26	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,500	(23)	(3,869)	(3,892)	322	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		13,200	(107)	(3,867)	(3,974)	397	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	6,500	0	6	6	1	0

							$637	$(30,538)	$(29,901)	$1,898	$(105)

Total Swap Agreements							$(35)	$(29,925)	$(29,960)	$1,942	$(105)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$256	$3,520	$1,942	$5,718	$(1,177)	$0	$(105)	$(1,282)

66	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

(h)

Securities with an aggregate market value of $42,337 and cash of $6,287 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2020	EUR	150		$167	$2	$0
	05/2020	COP	4,128,768		988	0	(24)
	06/2020	IDR	21,050,210		1,418	143	0
	06/2020	INR	99,690		1,319	22	0
	06/2020	TWD	198,571		6,681	40	0
	06/2020		$1,348	INR	97,510	0	(79)

CBK	04/2020		1,179	COP	4,027,849	0	(189)
	04/2020		2,800	MXN	63,664	0	(121)
	05/2020	GBP	9,031		$11,763	536	0
	05/2020	JPY	988,900		9,416	202	0
	05/2020		$9,048	JPY	990,700	183	0

GLM	04/2020		2,178	RUB	139,328	0	(402)
	05/2020	RUB	7,639		$95	0	(2)
	05/2020	SEK	56,685		6,051	315	0

HUS	04/2020	MXN	138,683		6,582	745	0

JPM	04/2020	ZAR	6,774		454	76	0
	05/2020		$9,241	GBP	7,112	0	(399)

MYI	05/2020		5,907	SEK	56,575	0	(183)
	06/2020		1,469	IDR	20,402,780	0	(234)

SCX	04/2020	RUB	326,211		$4,386	229	0
	06/2020		$6,754	TWD	200,886	0	(36)

SSB	04/2020		6,924	MXN	132,696	0	(1,339)

UAG	04/2020		2,942	RUB	186,884	0	(561)

Total Forward Foreign Currency Contracts						$2,493	$(3,569)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450%	05/11/2020	121,400	$ 318	$4,990

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	$	65.000	04/08/2020	22,000	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050		65.000	04/08/2020	41,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050		65.000	04/08/2020	30,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050		65.000	04/08/2020	29,000	1	0

						$5	$0

Total Purchased Options						$323	$4,990

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	67

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Europe 32 5-Year Index	Sell	1.000%	05/20/2020	11,400	$(19)	$(102)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	3,200	$(29)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510%	05/11/2020	24,600	$(265)	$(4,335)

Total Written Options							$(313)	$(4,437)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	208.768%	$900	$32	$(693)	$0	$(661)

DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	1,400	80	(1,107)	0	(1,027)

HUS	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	800	37	(624)	0	(587)

Total Swap Agreements							$149	$(2,424)	$0	$(2,275)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BPS	$207	$0	$0	$207	$(103)	$0	$0	$(103)	$104	$0	$104
BRC	0	0	0	0	0	(102)	0	(102)	(102)	282	180
CBK	921	0	0	921	(310)	0	(661)	(971)	(50)	(180)	(230)
DUB	0	0	0	0	0	0	(1,027)	(1,027)	(1,027)	955	(72)
GLM	315	0	0	315	(404)	0	0	(404)	(89)	0	(89)
HUS	745	0	0	745	0	0	(587)	(587)	158	(30)	128
JPM	76	0	0	76	(399)	0	0	(399)	(323)	428	105
MYC	0	4,990	0	4,990	0	(4,335)	0	(4,335)	655	(716)	(61)
MYI	0	0	0	0	(417)	0	0	(417)	(417)	647	230
SCX	229	0	0	229	(36)	0	0	(36)	193	(260)	(67)
SSB	0	0	0	0	(1,339)	0	0	(1,339)	(1,339)	1,499	160
UAG	0	0	0	0	(561)	0	0	(561)	(561)	537	(24)

Total Over the Counter	$2,493	$4,990	$0	$7,483	$(3,569)	$(4,437)	$(2,275)	$(10,281)

(j)

Securities with an aggregate market value of $4,377 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

68	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$256	$256
Futures	0	0	0	0	3,520	3,520
Swap Agreements	0	44	0	0	1,898	1,942

	$0	$44	$0	$0	$5,674	$5,718

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,493	$0	$2,493
Purchased Options	0	0	0	0	4,990	4,990

	$0	$0	$0	$2,493	$4,990	$7,483

	$0	$44	$0	$2,493	$10,664	$13,201

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,177	$1,177
Swap Agreements	0	0	0	0	105	105

	$0	$0	$0	$0	$1,282	$1,282

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,569	$0	$3,569
Written Options	0	102	0	0	4,335	4,437
Swap Agreements	0	2,275	0	0	0	2,275

	$0	$2,377	$0	$3,569	$4,335	$10,281

	$0	$2,377	$0	$3,569	$5,617	$11,563

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,435	$1,435
Written Options	0	0	0	0	483	483
Futures	0	0	0	0	(48,677)	(48,677)
Swap Agreements	0	(402)	0	0	(11,564)	(11,966)

	$0	$(402)	$0	$0	$(58,323)	$(58,725)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(441)	$0	$(441)
Purchased Options	0	(1)	0	0	(1,865)	(1,866)
Written Options	0	133	0	0	580	713
Swap Agreements	0	158	0	0	0	158

	$0	$290	$0	$(441)	$(1,285)	$(1,436)

	$0	$(112)	$0	$(441)	$(59,608)	$(60,161)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	69

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,006)	$(1,006)
Written Options	0	0	0	0	(867)	(867)
Futures	0	0	0	0	(42,684)	(42,684)
Swap Agreements	0	620	0	0	(24,838)	(24,218)

	$0	$620	$0	$0	$(69,395)	$(68,775)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,098)	$0	$(1,098)
Purchased Options	0	1	0	0	5,863	5,864
Written Options	0	(90)	0	0	(3,975)	(4,065)
Swap Agreements	0	(1,989)	0	0	0	(1,989)

	$0	$(2,078)	$0	$(1,098)	$1,888	$(1,288)

	$0	$(1,458)	$0	$(1,098)	$(67,507)	$(70,063)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$20,114	$0	$20,114
Industrials	0	5,389	0	5,389
Utilities	0	1,874	0	1,874
Municipal Bonds & Notes
West Virginia	0	92	0	92
U.S. Government Agencies	0	152,514	0	152,514
U.S. Treasury Obligations	0	2,432,916	0	2,432,916
Non-Agency Mortgage-Backed Securities	0	65,833	0	65,833
Asset-Backed Securities	0	23,814	0	23,814
Sovereign Issues	0	10,135	0	10,135
Short-Term Instruments
Repurchase Agreements	0	3,420	0	3,420
U.S. Treasury Bills	0	1,232	0	1,232

	$0	$2,717,333	$0	$2,717,333

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,596	$0	$0	$22,596

Total Investments	$22,596	$2,717,333	$0	$2,739,929

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(12,640)	$0	$(12,640)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,520	2,198	0	5,718
Over the counter	0	7,483	0	7,483

	$3,520	$9,681	$0	$13,201

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,282)	0	(1,282)
Over the counter	0	(10,281)	0	(10,281)

	$0	$(11,563)	$0	$(11,563)

Total Financial Derivative Instruments	$3,520	$(1,882)	$0	$1,638

Totals	$26,116	$2,702,811	$0	$2,728,927

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

70	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO GNMA and Government Securities Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 194.5%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Preferred Term Securities Ltd.
2.788% (US0003M + 0.860%) due 07/03/2033 ~	$217	$204

INDUSTRIALS 0.0%

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	90	89

Total Corporate Bonds & Notes (Cost $259)		293

U.S. GOVERNMENT AGENCIES 188.0%

Fannie Mae
0.200% due 02/25/2043 •(a)	769	4
1.247% due 12/25/2048 •	5,177	5,108
1.397% due 07/25/2042 - 11/25/2059 •	59,073	58,428
1.647% due 10/25/2037 •	1,483	1,482
1.741% due 12/31/2043 «	75,000	74,719
1.857% due 10/25/2046 ~(a)	174	10
1.918% due 07/25/2052 ~(a)	560	28
1.942% due 04/25/2046 ~(a)	394	20
1.945% due 07/25/2044 ~(a)	703	42
1.990% due 07/25/2044 ~(a)	623	36
2.034% due 03/25/2045 ~(a)	498	23
2.036% due 01/25/2022 ~(a)	2,045	33
2.128% due 01/25/2045 ~(a)	524	21
2.160% due 04/25/2055 ~(a)	898	42
2.230% due 09/25/2045 ~(a)	549	37
2.272% due 08/25/2054 ~(a)	782	50
2.274% due 08/25/2044 ~(a)	443	22
2.326% due 08/25/2055 ~(a)	549	31
2.436% due 07/25/2045 ~(a)	2,238	159
2.600% due 09/01/2024	6,700	7,111
2.720% due 05/01/2030 «	28,000	28,674
2.878% due 10/25/2042 •	561	583
3.000% due 09/25/2039 - 12/25/2048 (a)	10,315	709
3.000% due 03/25/2043 - 05/01/2058	9,184	9,699
3.419% due 11/25/2040 •(a)	7,731	938
3.491% due 08/01/2049 •	7,400	7,679
3.500% due 08/25/2043 - 04/25/2046 (a)	1,223	81
3.500% due 06/01/2056 - 04/01/2059	30,068	32,508
3.575% due 02/01/2026	1,000	1,122
3.750% due 02/01/2029	3,776	4,386
3.790% due 02/01/2042 •	357	366
3.820% due 01/01/2029	1,311	1,531
4.000% due 09/01/2020 - 07/01/2034	2,240	2,427
4.000% due 06/25/2044 (a)	181	18
4.003% due 05/01/2035 •	281	287
4.108% due 09/01/2041 •	665	671
4.230% due 05/01/2038 •	1,888	1,914
4.368% due 10/01/2037 •	3,268	3,302
4.462% due 01/01/2036 •	561	568
4.500% due 07/01/2022 - 09/01/2048	1,671	1,773
4.500% due 06/25/2024 (a)	3	0
4.840% due 07/01/2028 «	2,000	2,032
5.000% due 01/01/2033 - 10/01/2036	67	71
5.053% due 11/25/2049 •(a)	717	142
5.203% due 08/25/2042 •(a)	1,138	178
5.253% due 11/25/2044 •(a)	4,966	918
5.253% due 06/25/2048	12,926	1,430
5.500% due 12/01/2032 - 10/01/2038	259	276
5.644% due 10/25/2045 •	780	1,010
5.800% due 02/01/2035	22	22
6.000% due 04/01/2032 - 10/01/2048	182	194
6.500% due 09/01/2036	117	126
6.500% due 04/25/2038 (a)	98	20

Fannie Mae, TBA
3.000% due 06/01/2040	74,300	77,646

Freddie Mac
0.000% due 05/15/2033 - 10/15/2058 (b)(d)	10,031	9,093
0.974% due 11/25/2022 ~(a)	7,081	147

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.055% due 10/15/2058 •	$6,110	$6,002
1.150% due 04/25/2021 ~(a)	20,851	185
1.205% due 06/15/2042 - 12/25/2049 •	6,684	6,630
1.255% due 01/25/2050 •	558	555
1.642% due 10/15/2037 ~(a)	174	6
1.810% due 10/15/2037 ~(a)	65	3
1.845% due 11/25/2021 •	263	260
1.865% due 09/25/2021 •	88	88
1.902% due 05/15/2037 ~(a)	150	7
2.005% due 10/15/2037 - 04/15/2038 •	3,642	3,624
2.209% due 03/15/2037 ~(a)	175	11
2.254% due 08/15/2041 ~(a)	159	8
2.267% due 10/15/2041 ~(a)	327	18
2.304% due 11/15/2038 ~(a)	507	29
2.409% due 03/15/2023 •	1	1
2.422% due 02/15/2038 ~(a)	374	22
2.469% due 11/15/2036 ~(a)	435	29
2.493% due 06/15/2038 ~(a)	326	23
2.500% due 08/15/2027 - 01/15/2040 (a)	3,776	200
2.500% due 01/01/2028 - 02/01/2033	6,313	6,573
2.503% due 08/15/2036 ~(a)	313	19
2.700% due 08/01/2023	2,500	2,618
3.000% due 11/15/2027 - 09/15/2048 (a)	16,119	1,241
3.000% due 01/01/2033 - 01/01/2048	6,817	7,189
3.254% due 04/25/2023 ~	3,544	3,686
3.500% due 01/15/2043 - 08/15/2045 (a)	2,327	253
3.500% due 07/01/2047 - 03/01/2049	2,776	2,950
3.950% due 05/01/2031 •	6	6
3.989% due 11/01/2036 •	509	516
4.000% due 12/01/2020 - 12/01/2048	20,981	22,850
4.000% due 07/15/2034 - 11/15/2042 (a)	3,279	369
4.240% due 11/01/2041 •	1,830	1,877
4.241% due 10/01/2039 •	1,943	1,974
4.281% due 09/01/2034 •	1,097	1,113
4.500% due 04/15/2022 - 12/15/2024 (a)	53	1
4.500% due 04/01/2025 - 11/01/2048	3,339	3,610
5.000% due 07/01/2033 - 03/01/2049	5,120	5,686
5.500% due 09/01/2034 - 03/01/2041	323	348
6.000% due 08/01/2023	5	6
7.045% due 02/15/2027 •(a)	760	119
7.500% due 08/15/2029 (a)	3	1
8.651% due 05/15/2035 •	595	860
10.121% due 10/15/2035 •	392	563
10.577% due 05/15/2041 •	3,527	5,890

Ginnie Mae
0.000% due 12/20/2032 - 12/20/2040 (b)(d)	5,336	5,095
0.000% due 10/16/2042 - 01/16/2052 ~(a)	11,237	0
0.000% due 11/20/2048 (d)	4,205	4,631
0.086% due 01/16/2044 ~(a)	3,117	0
0.296% due 08/16/2052 ~(a)	10,858	52
0.424% due 11/16/2043 ~(a)	11,276	183
1.073% due 08/20/2043	4,455	4,383
1.173% due 02/20/2049 •	12,998	12,871
1.223% due 02/20/2049	6,231	6,202
1.223% due 11/20/2049 •	10,904	10,798
1.273% due 01/20/2050 •	3,276	3,244
1.431% due 09/20/2045 ~(a)	1,077	41
1.447% due 12/20/2045 ~(a)	400	10
1.471% due 08/20/2045 ~(a)	359	14
1.498% due 11/20/2045 ~(a)	730	26
1.531% due 06/20/2043 ~(a)	620	27
1.870% due 06/20/2042 ~(a)	777	22
1.920% due 06/20/2042 ~(a)	714	31
2.032% due 10/20/2066 •	190	190
2.162% due 01/20/2062 •	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.242% due 09/20/2062 •	$47	$47
2.293% due 02/20/2060 •	7,950	8,005
2.342% due 08/20/2061 - 11/20/2065 •	5,815	5,847
2.362% due 03/20/2062 - 10/20/2065 •	2,330	2,313
2.382% due 09/20/2063 •	3,135	3,121
2.412% due 10/20/2061 - 09/20/2065 •	6,401	6,346
2.432% due 03/20/2058 •	3,057	3,095
2.462% due 05/20/2066 - 06/20/2066 •	7,851	7,780
2.500% due 09/20/2027 (a)	2,786	154
2.500% due 06/15/2043 - 08/15/2043	616	645
2.556% due 05/20/2061 •	2,164	2,198
2.884% due 05/20/2061 •	1,363	1,382
2.962% due 09/20/2063 •	2,059	2,074
3.000% due 11/20/2026 - 02/20/2050	44,153	46,895
3.000% due 01/20/2029 - 02/20/2043 (a)	6,028	374
3.000% due 03/20/2050 «	19,300	20,041
3.150% due 11/15/2042 - 12/20/2042	629	665
3.250% due 05/15/2042	848	906
3.250% due 08/20/2045 •	595	610
3.500% due 09/15/2040 - 03/20/2050	139,180	149,470
3.500% due 08/20/2042 - 09/20/2046 (a)	1,994	241
3.500% due 12/20/2049 (f)	47,647	50,345
3.500% due 03/20/2050 «	9,744	10,106
3.571% due 04/20/2061 •	3,558	3,677
3.740% due 04/20/2042	163	172
3.750% due 06/20/2045 - 12/20/2045	3,882	4,174
3.875% due 06/20/2038 •	92	95
4.000% due 04/15/2025 - 02/20/2050	127,922	137,936
4.000% due 02/20/2030 - 01/20/2034 •	328	332
4.000% due 10/20/2043 (a)	256	16
4.000% due 08/20/2048 - 10/20/2049 (f)	55,357	59,022
4.050% due 04/15/2040 - 12/15/2040	2,473	2,655
4.343% due 01/20/2031 ~	4,913	5,260
4.490% due 02/20/2040	215	226
4.500% due 04/15/2030 - 01/20/2050	93,922	101,005
4.500% due 06/15/2040 - 04/20/2045 (f)	20,476	22,484
4.790% due 02/20/2040	120	127
4.875% due 08/15/2039 - 10/15/2040	395	430
5.000% due 12/20/2032 - 12/20/2049	29,254	31,520
5.250% due 05/15/2033 - 08/20/2039	720	787
5.270% due 06/15/2034	202	220
5.277% due 09/20/2049 •(a)	4,401	786
5.380% due 08/15/2034	77	84
5.475% due 06/15/2035	145	158
5.500% due 05/15/2023 - 09/20/2049	15,751	17,229
5.520% due 06/15/2034 - 02/15/2035	408	446
5.530% due 05/15/2035	127	138
5.570% due 03/15/2035	87	95
5.644% due 09/20/2045 •	519	729
5.680% due 12/15/2034	205	226
5.720% due 12/15/2034	175	192
5.730% due 12/15/2034	79	87
5.750% due 04/15/2033 - 09/15/2033	10	11
5.820% due 04/15/2034 - 12/15/2034	170	187
5.870% due 10/15/2034	69	75
5.875% due 10/15/2033	143	158
5.930% due 10/15/2034	149	164

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	71

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.970% due 08/15/2034	$65	$72
6.000% due 05/15/2023 - 04/20/2048	12,022	13,546
6.020% due 01/15/2034	78	86
6.075% due 01/15/2034	163	180
6.250% due 01/15/2029 - 03/15/2029	35	39
6.500% due 09/15/2023 - 08/20/2048	2,604	2,915
6.700% due 07/20/2026	19	19
6.940% due 11/20/2022	16	16
7.000% due 11/15/2022 - 12/20/2038	1,685	1,854
7.100% due 10/20/2025	9	9
7.150% due 01/15/2023	5	5
7.250% due 12/15/2025 - 11/15/2027	5	5
7.500% due 09/15/2021 - 10/15/2035	692	732
7.750% due 07/15/2020 - 10/15/2026	9	10
8.000% due 02/15/2022 - 07/15/2031	305	337
8.500% due 03/15/2022 - 07/15/2030	3	3
9.000% due 12/15/2021 - 06/15/2027	8	8

Ginnie Mae, TBA
2.500% due 04/01/2050 - 05/01/2050	32,000	33,404
3.000% due 06/01/2040 - 05/01/2050	346,150	365,767
3.500% due 04/01/2050 - 05/01/2050	240,950	253,830
4.000% due 04/01/2050 - 05/01/2050	70,650	75,124
4.500% due 04/01/2050	7,040	7,628
5.000% due 04/01/2050	7,000	7,561

Uniform Mortgage-Backed Security
2.000% due 07/01/2028 - 09/01/2028	1,590	1,642
2.500% due 01/01/2033 - 04/01/2050	52,899	54,929
3.000% due 04/01/2031 - 12/01/2049	23,034	24,353
3.500% due 09/01/2039 - 03/01/2048	10,808	11,622
3.500% due 04/01/2047 - 01/01/2048 «	32,918	34,279
4.000% due 05/01/2033 - 09/01/2049	86,456	93,299
4.500% due 01/01/2026 - 01/01/2049	27,706	30,091
5.000% due 04/01/2027 - 03/01/2049	832	906
5.500% due 02/01/2027 - 11/01/2039	226	256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/01/2036 - 11/01/2040	$2,247	$2,590

Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2050	1,100	1,108
2.500% due 05/01/2050 - 06/01/2050	136,250	140,823
3.000% due 05/01/2035 - 05/01/2050	395,900	415,080
3.500% due 04/01/2050 - 05/01/2050	120,000	126,939
4.000% due 04/01/2035 - 05/01/2050	50,000	53,366
5.000% due 05/01/2050	5,450	5,876
5.500% due 05/01/2050	3,000	3,285

Total U.S. Government Agencies (Cost $2,900,110)		2,952,945

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

Bear Stearns Structured Products, Inc. Trust
3.726% due 01/26/2036 ^~	1,379	1,112

BX Commercial Mortgage Trust
1.455% due 11/15/2035 •	5,937	5,688

Credit Suisse First Boston Mortgage Securities Corp.
2.383% due 03/25/2032 ~	10	8

Credit Suisse Mortgage Capital Trust
4.789% due 05/27/2053 ~	1,659	1,887

JPMorgan Mortgage Trust
1.847% due 12/25/2049 •	12,411	11,959

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	2,638	2,881
3.498% due 10/25/2041 «	2,927	3,129
4.250% due 09/29/2046 «	5,086	5,781

La Hipotecaria Panamanian Mortgage Trust
2.750% due 09/08/2039 «•	9,143	9,454
3.508% due 11/24/2042 «•	3,647	3,799

Mortgage Equity Conversion Asset Trust
0.670% due 05/25/2042 •	19,586	17,974
2.000% due 02/25/2042 •	7,025	6,603

Structured Asset Mortgage Investments Trust
1.410% due 09/19/2032 •	15	14

UBS-Barclays Commercial Mortgage Trust
1.117% due 04/10/2046 ~(a)	24,840	664

Wells Fargo Commercial Mortgage Trust
1.753% due 10/15/2045 ~(a)	8,824	309

Total Non-Agency Mortgage-Backed Securities (Cost $68,026)		71,262

ASSET-BACKED SECURITIES 0.9%

Benefit Street Partners CLO Ltd.
3.069% due 01/20/2029 •	3,700	3,598

Centex Home Equity Loan Trust
1.247% due 01/25/2032 •	11	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group Home Equity Loan Trust
1.487% due 06/25/2033 •	$9	$9

CVP Cascade CLO Ltd.
2.993% due 01/16/2026 •	393	391

Dryden Senior Loan Fund
2.731% due 10/15/2027 •	2,161	2,071

Figueroa CLO Ltd.
2.731% due 01/15/2027 •	4,624	4,612

Home Equity Asset Trust
1.547% due 11/25/2032 •	3	2

Tralee CLO Ltd.
3.139% due 07/20/2029 •	4,200	4,002

Total Asset-Backed Securities (Cost $15,095)		14,695

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (e) 0.2%
		2,588

U.S. TREASURY BILLS 0.8%
0.187% due 04/14/2020 - 09/24/2020 (c)(d)(i)	12,534	12,531

Total Short-Term Instruments (Cost $15,119)		15,119

Total Investments in Securities (Cost $2,998,609)		3,054,314

	SHARES
INVESTMENTS IN AFFILIATES 22.9%

SHORT-TERM INSTRUMENTS 22.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.9%

PIMCO Short-Term Floating NAV Portfolio III	36,613,308	359,579

Total Short-Term Instruments (Cost $359,445)		359,579

Total Investments in Affiliates (Cost $359,445)		359,579

Total Investments 217.4% (Cost $3,358,054)		$3,413,893

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $(3,574))		203

Other Assets and Liabilities, net (117.4)%		(1,843,640)

Net Assets 100.0%		$1,570,456

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

72	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$2,588	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(2,642)	$2,588	$2,588

Total Repurchase Agreements						$(2,642)	$2,588	$2,588

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.960%	03/12/2020	04/15/2020	$(27,117)	$(27,132)
RCY	0.950	03/12/2020	04/15/2020	(40,583)	(40,604)
	1.500	03/23/2020	04/24/2020	(29,122)	(29,133)

Total Reverse Repurchase Agreements					$(96,869)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (58.7)%
Ginnie Mae, TBA	4.500%	04/01/2050	$5,520	$(5,835)	$(5,860)
Ginnie Mae, TBA	5.000	05/01/2050	50	(53)	(53)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2050	389,500	(404,216)	(408,473)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2050	98,150	(102,168)	(103,836)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2050	115,200	(119,861)	(121,849)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	49,000	(52,210)	(52,307)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2050	3,500	(3,775)	(3,765)

Total Short Sales (58.7)%				$(688,118)	$(696,143)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(27,132)	$0	$(27,132)	$28,126	$994
FICC	2,588	0	0	2,588	(2,642)	(54)
RCY	0	(69,737)	0	(69,737)	71,563	1,826

Total Borrowings and Other Financing Transactions	$2,588	$(96,869)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(96,869)	$0	$0	$(96,869)

Total Borrowings	$0	$(96,869)	$0	$0	$(96,869)

Payable for reverse repurchase agreements					$(96,869)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	73

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

(f)	Securities with an aggregate market value of $101,359 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(123,192) at a weighted average interest rate of 2.113%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	120	$(16,643)	$(683)	$17	$0

Total Futures Contracts				$(683)	$17	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	3-Month USD-LIBOR	1.000%	Semi-Annual	06/17/2022	$	13,600	$(4)	$(173)	$(177)	$0	$(11)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		1,600	7	(156)	(149)	0	(1)
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		8,750	(142)	(192)	(334)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		56,900	(2,745)	(6,299)	(9,044)	51	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		6,200	(355)	(589)	(944)	9	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		3,500	(115)	395	280	0	(18)
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		7,900	(166)	(249)	(415)	45	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	(408)	(418)	41	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		3,000	(6)	(581)	(587)	85	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		7,400	(44)	(1,660)	(1,704)	211	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		7,300	32	(1,464)	(1,432)	205	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,800	1	(478)	(477)	52	0

Total Swap Agreements							$(3,547)	$(11,854)	$(15,401)	$699	$(30)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$17	$699	$716	$0	$0		$(30)		$(30)

Cash of $7,278 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	10/26/2021	3,250	$21	$22

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/26/2021	3,250	21	22

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	12/15/2020	21,000	49	4

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.025	04/08/2020	500	2	0

							$93	$48

74	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	$62.000	05/06/2020	8,000	$ 0	$ 0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2050	72.000	05/06/2020	55,000	2	0

SAL	Put - OTC Ginnie Mae, TBA 3.500% due 04/01/2050	65.000	04/14/2020	70,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	65.000	04/08/2020	143,250	6	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2035	65.000	04/13/2020	5,000	0	0

					$ 11	$ 0

Total Purchased Options					$ 104	$ 48

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	$99.211	04/08/2020	2,000	$ (5)	$ 0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	99.281	04/08/2020	2,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	99.766	04/08/2020	4,000	(11)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	101.281	04/08/2020	2,000	(2)	(48)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	101.898	05/06/2020	2,500	(4)	(41)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	100.641	04/08/2020	4,000	(7)	(121)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	98.379	04/08/2020	4,000	(12)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	99.000	04/08/2020	1,500	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	99.219	04/08/2020	2,000	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	99.945	04/08/2020	2,000	(6)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	100.898	04/08/2020	3,000	(9)	(83)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	101.000	04/08/2020	1,500	(2)	(40)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	101.133	04/08/2020	4,000	(6)	(102)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	101.219	04/08/2020	2,000	(3)	(49)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	101.445	04/08/2020	2,000	(3)	(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	99.227	05/06/2020	2,000	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	100.422	05/06/2020	2,500	(9)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	101.422	05/06/2020	2,500	(7)	(52)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	101.477	05/06/2020	5,000	(8)	(101)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	101.992	05/06/2020	2,500	(3)	(38)

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	100.469	04/08/2020	4,000	(7)	(128)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	101.156	05/06/2020	2,000	(4)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	101.961	04/08/2020	3,000	(7)	0

Total Written Options					$ (131)	$ (895)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.740%	Quarterly	06/18/2020	$	130,000	$0	$357	$357	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.995	Quarterly	06/19/2020		30,000	0	6	6	0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	1.210	Quarterly	06/19/2020		25,000	0	(49)	0	(49)

								$0	$ 314	$363	$(49)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	251,664	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2038	$	1,636	$0	$28	$28	$0
	Pay	IOS.FN.550.08 Index	70,952	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2039		390	0	10	10	0

SAL	Pay	IOS.FN.550.08 Index	88,690	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2039		488	0	12	12	0

									$0	$50	$50	$0

Total Swap Agreements									$0	$364	$413	$(49)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	75

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
DUB	$0	$22	$38	$60	$0	$0	$0	$0	$60	$(10)	$50
FAR	0	0	0	0	0	(89)	0	(89)	(89)	0	(89)
GLM	0	22	0	22	0	0	0	0	22	0	22
GSC	0	0	0	0	0	(121)	0	(121)	(121)	0	(121)
JPM	0	4	0	4	0	(510)	0	(510)	(506)	651	145
JPS	0	0	363	363	0	0	(49)	(49)	314	(160)	154
SAL	0	0	12	12	0	(175)	0	(175)	(163)	60	(103)

Total Over the Counter	$0	$48	$413	$461	$0	$(895)	$(49)	$(944)

(i)

Securities with an aggregate market value of $711 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17
Swap Agreements	0	0	0	0	699	699

	$0	$0	$0	$0	$716	$716

Over the counter
Purchased Options	$0	$0	$0	$0	$48	$48
Swap Agreements	0	0	0	0	413	413

	$0	$0	$0	$0	$461	$461

	$0	$0	$0	$0	$1,177	$1,177

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$30	$30

Over the counter
Written Options	$0	$0	$0	$0	$895	$895
Swap Agreements	0	0	0	0	49	49

	$0	$0	$0	$0	$944	$944

	$0	$0	$0	$0	$974	$974

76	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$0	$0
Futures	0	0	0	0	(468)	(468)
Swap Agreements	0	0	0	0	(807)	(807)

	$0	$0	$0	$0	$(1,275)	$(1,275)

Over the counter
Purchased Options	$0	$0	$0	$0	$(498)	$(498)
Written Options	0	0	0	0	1,396	1,396
Swap Agreements	0	0	0	0	282	282

	$0	$0	$0	$0	$1,180	$1,180

	$0	$0	$0	$0	$(95)	$(95)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(593)	$(593)
Swap Agreements	0	0	0	0	(12,773)	(12,773)

	$0	$0	$0	$0	$(13,366)	$(13,366)

Over the counter
Purchased Options	$0	$0	$0	$0	$117	$117
Written Options	0	0	0	0	(679)	(679)
Swap Agreements	0	0	0	0	390	390

	$0	$0	$0	$0	$(172)	$(172)

	$0	$0	$0	$0	$(13,538)	$(13,538)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$204	$0	$204
Industrials	0	89	0	89
U.S. Government Agencies	0	2,783,094	169,851	2,952,945
Non-Agency Mortgage-Backed Securities	0	46,218	25,044	71,262
Asset-Backed Securities	0	14,695	0	14,695
Short-Term Instruments
Repurchase Agreements	0	2,588	0	2,588
U.S. Treasury Bills	0	12,531	0	12,531

	$0	$2,859,419	$194,895	$3,054,314

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$359,579	$0	$0	$359,579

Total Investments	$359,579	$2,859,419	$194,895	$3,413,893

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(696,143)	$0	$(696,143)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	17	699	0	716
Over the counter	0	461	0	461

	$17	$1,160	$0	$1,177

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(30)	0	(30)
Over the counter	0	(944)	0	(944)

	$0	$(974)	$0	$(974)

Total Financial Derivative Instruments	$17	$186	$0	$203

Totals	$359,596	$2,163,462	$194,895	$2,717,953

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	77

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

March 31, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$54,877	$0	$(6,523)	$170	$443	$654	$0	$(24,577)	$25,044	$1,450
U.S. Government Agencies	0	169,007	0	(1)	0	845	0	0	169,851	845

Totals	$54,877	$169,007	$(6,523)	$169	$443	$1,499	$0	$(24,577)	$194,895	$2,295

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$25,044	Proxy Pricing	Base Price	102.000-111.000	105.258
U.S. Government Agencies	169,851	Proxy Pricing	Base Price	99.641-103.516	101.255

Total	$194,895

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

78	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long Duration Total Return Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 193.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Elanco Animal Health, Inc.
TBD% due 02/04/2027		$1,300	$1,247

RPI Intermediate Finance Trust
2.739% (LIBOR03M + 1.750%) due 02/11/2027 ~		7	7

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,100	1,103

Total Loan Participations and Assignments (Cost $2,407)			2,357

CORPORATE BONDS & NOTES 62.4%

BANKING & FINANCE 21.3%

AerCap Ireland Capital DAC
3.875% due 01/23/2028		2,000	1,528
4.450% due 10/01/2025		200	176
4.450% due 04/03/2026		600	516

Aflac, Inc.
4.750% due 01/15/2049		5,800	6,438

AIA Group Ltd.
3.900% due 04/06/2028		7,700	8,199

AIB Group PLC
4.263% due 04/10/2025 •		6,200	6,244

AIG SunAmerica Global Financing
6.900% due 03/15/2032		735	974

Aircastle Ltd.
4.250% due 06/15/2026		800	687

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031		1,600	1,559

Alleghany Corp.
4.900% due 09/15/2044		2,500	2,719

Ally Financial, Inc.
8.000% due 11/01/2031		2,700	3,116

American Financial Group, Inc.
3.500% due 08/15/2026		2,100	2,003
4.500% due 06/15/2047		7,400	7,417

American Homes 4 Rent LP
4.250% due 02/15/2028		500	497
4.900% due 02/15/2029		4,100	4,004

American International Group, Inc.
4.750% due 04/01/2048		6,000	6,365

American Tower Corp.
2.400% due 03/15/2025		1,200	1,187
2.900% due 01/15/2030		300	294
2.950% due 01/15/2025		5,600	5,605
3.375% due 05/15/2024		5,200	5,234
3.800% due 08/15/2029		2,100	2,156
4.000% due 06/01/2025		1,300	1,338

Asian Development Bank
5.820% due 06/16/2028		500	679

Athene Global Funding
2.500% due 01/14/2025		5,600	5,286

Aviation Capital Group LLC
2.530% (US0003M + 0.950%) due 06/01/2021 ~		2,800	2,674
4.125% due 08/01/2025		200	172

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		500	389
3.950% due 07/01/2024		400	335
5.500% due 01/15/2023		800	719

Banco Bradesco S.A.
2.850% due 01/27/2023		2,700	2,556
3.200% due 01/27/2025		2,400	2,199

Banco BTG Pactual S.A.
4.500% due 01/10/2025		3,800	3,344

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,000	295

Banco La Hipotecaria S.A.
4.750% due 11/15/2022		$11,800	11,623

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of Ireland Group PLC
4.500% due 11/25/2023		$7,600	$7,520

Bank of New York Mellon Corp.
2.661% due 05/16/2023 •		4,700	4,722
3.400% due 01/29/2028		3,900	4,056

Barclays Bank PLC
10.000% due 05/21/2021	GBP	600	791

Barclays PLC
2.000% due 02/07/2028 •	EUR	400	405
3.072% (US0003M + 1.380%) due 05/16/2024 ~		$200	176
3.250% due 02/12/2027	GBP	200	236
3.250% due 01/17/2033		900	984
3.459% (US0003M + 1.625%) due 01/10/2023 ~		$200	192
3.650% due 03/16/2025		700	692
3.932% due 05/07/2025 •		700	673
4.337% due 01/10/2028		5,900	6,015
4.338% due 05/16/2024 •		400	386
4.375% due 09/11/2024		200	208
4.375% due 01/12/2026		700	714
4.610% due 02/15/2023 •		800	815
4.836% due 05/09/2028		500	517
4.972% due 05/16/2029 •		700	757
5.088% due 06/20/2030 •		800	830
5.200% due 05/12/2026		400	412
7.125% due 06/15/2025 •(f)(g)	GBP	200	213

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		$9,600	11,902

BGC Partners, Inc.
5.125% due 05/27/2021		2,000	2,018

Blackstone Holdings Finance Co. LLC
3.150% due 10/02/2027		2,100	2,048
3.500% due 09/10/2049		3,300	3,000
6.250% due 08/15/2042		2,000	2,555

BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,647
3.500% due 01/31/2023		600	630
3.500% due 10/10/2024		300	322

Brandywine Operating Partnership LP
3.950% due 02/15/2023		300	310
4.100% due 10/01/2024		1,500	1,495

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~		2,900	2,852
4.125% due 05/15/2029		1,100	1,130

Brookfield Finance, Inc.
3.900% due 01/25/2028		822	846
4.000% due 04/01/2024		100	101
4.700% due 09/20/2047		5,600	5,284
4.850% due 03/29/2029		550	585

Carlyle Finance LLC
5.650% due 09/15/2048		4,400	4,892

CBL & Associates LP
5.950% due 12/15/2026		2,100	403

Charles Schwab Corp.
3.850% due 05/21/2025		2,600	2,765

CIT Group, Inc.
5.250% due 03/07/2025		100	98

Citigroup, Inc.
4.044% due 06/01/2024 •		13,300	14,068
8.125% due 07/15/2039		5,571	8,817

CME Group, Inc.
3.750% due 06/15/2028		700	783
4.150% due 06/15/2048		4,400	5,620
5.300% due 09/15/2043		3,740	5,045

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		300	267

Community Preservation Corp.
2.867% due 02/01/2030		1,980	2,142

Cooperatieve Rabobank UA
2.092% (US0003M + 0.860%) due 09/26/2023 ~		1,800	1,672
5.500% due 06/29/2020 •(f)(g)	EUR	8,875	9,421

Credit Suisse AG
2.100% due 11/12/2021		$3,900	3,885

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 08/08/2023 (g)	$13,000	$13,290

Credit Suisse Group AG
2.593% due 09/11/2025 •	2,400	2,284
2.997% due 12/14/2023 •	1,600	1,560

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026	1,000	1,058

Crown Castle International Corp.
3.700% due 06/15/2026	2,500	2,536
4.450% due 02/15/2026	800	837

CyrusOne LP
2.900% due 11/15/2024	600	593
3.450% due 11/15/2029	400	355

Danske Bank A/S
4.375% due 06/12/2028	7,400	7,620

Deutsche Bank AG
2.617% (US0003M + 0.815%) due 01/22/2021 ~	2,800	2,698
2.700% due 07/13/2020	5,800	5,686
3.961% due 11/26/2025 •	5,900	5,466

Digital Realty Trust LP
4.450% due 07/15/2028	6,800	7,257

E*TRADE Financial Corp.
4.500% due 06/20/2028	2,000	2,083

EPR Properties
3.750% due 08/15/2029	600	450
4.950% due 04/15/2028	1,600	1,580
5.250% due 07/15/2023	500	467

Equinix, Inc.
2.625% due 11/18/2024	1,000	940
3.200% due 11/18/2029	600	559

Equitable Holdings, Inc.
5.000% due 04/20/2048	6,800	6,453

Essex Portfolio LP
2.650% due 03/15/2032	1,000	892
4.000% due 03/01/2029	1,400	1,438
4.500% due 03/15/2048	200	213

Farmers Insurance Exchange
4.747% due 11/01/2057 •	4,400	4,696

Fidelity National Financial, Inc.
5.500% due 09/01/2022	700	769

First American Financial Corp.
4.300% due 02/01/2023	4,500	4,534

FMR LLC
4.950% due 02/01/2033	3,000	3,418
5.150% due 02/01/2043	11,300	13,761

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~	8,600	8,171
2.645% (US0003M + 1.270%) due 03/28/2022 ~	700	569
2.710% (US0003M + 0.810%) due 04/05/2021 ~	1,100	1,018
2.843% (US0003M + 1.080%) due 08/03/2022 ~	200	164

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	18,410	19,969

GLP Capital LP
3.350% due 09/01/2024	500	447
4.000% due 01/15/2030	1,300	1,102
5.250% due 06/01/2025	3,700	3,450
5.300% due 01/15/2029	3,100	2,673

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	7,400	9,020

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	7,700	7,269

Great-West Lifeco Finance LP
4.581% due 05/17/2048	1,900	1,900

Hartford Financial Services Group, Inc.
4.400% due 03/15/2048	6,500	6,882
6.625% due 03/30/2040	500	679

High Street Funding Trust
4.111% due 02/15/2028	200	199
4.682% due 02/15/2048	500	620

Host Hotels & Resorts LP
4.000% due 06/15/2025	100	93

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	79

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
2.692% (US0003M + 1.000%) due 05/18/2024 ~	$2,400	$2,240
3.600% due 05/25/2023	7,500	7,629
3.803% due 03/11/2025 •	1,100	1,147
3.950% due 05/18/2024 •	400	410
4.583% due 06/19/2029 •	700	747

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	859

Intesa Sanpaolo SpA
3.375% due 01/12/2023	3,600	3,441

Jackson National Life Global Funding
3.250% due 01/30/2024	7,600	7,579

Johns Hopkins University
2.813% due 01/01/2060	1,000	908

JPMorgan Chase & Co.
3.509% due 01/23/2029 •	2,900	2,995
3.540% due 05/01/2028 •	8,500	8,982
4.203% due 07/23/2029 •	3,500	3,852
4.260% due 02/22/2048 •	2,600	3,137

Kilroy Realty LP
4.250% due 08/15/2029	8,900	9,165

Kimco Realty Corp.
4.125% due 12/01/2046	5,900	5,163

KKR Group Finance Co. LLC
3.625% due 02/25/2050	4,260	3,535

Lazard Group LLC
4.375% due 03/11/2029	3,600	3,650
4.500% due 09/19/2028	700	704

Legg Mason, Inc.
5.625% due 01/15/2044	2,000	2,135

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(b)	1,200	13

Life Storage LP
3.875% due 12/15/2027	1,400	1,262

Lifestorage LP
3.500% due 07/01/2026	1,400	1,338

Lloyds Bank PLC
2.250% due 08/14/2022	7,100	7,082

Lloyds Banking Group PLC
4.375% due 03/22/2028	2,500	2,695
4.550% due 08/16/2028	200	213

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048	4,400	4,899

Mid-America Apartments LP
2.750% due 03/15/2030	1,000	928
3.950% due 03/15/2029	600	613
4.200% due 06/15/2028	900	937

Mitsubishi UFJ Financial Group, Inc.
2.193% due 02/25/2025	900	893
2.559% due 02/25/2030	2,200	2,123
2.654% (US0003M + 0.860%) due 07/26/2023 ~	10,300	9,464
3.407% due 03/07/2024	1,000	1,034

Nasdaq, Inc.
3.850% due 06/30/2026	7,000	7,241

Nationwide Building Society
3.766% due 03/08/2024 •	200	194
3.960% due 07/18/2030 •	300	304
4.302% due 03/08/2029 •	11,200	11,856

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	4,000	3,519

New York Life Insurance Co.
6.750% due 11/15/2039	2,500	3,407

Nippon Life Insurance Co.
3.400% due 01/23/2050 •	700	674

Nomura Holdings, Inc.
3.103% due 01/16/2030	1,200	1,133

Nuveen LLC
4.000% due 11/01/2028	1,100	1,153

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,200	1,165
4.950% due 04/01/2024	2,000	1,980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Life Insurance Co.
4.300% due 10/24/2067 •	$2,500	$2,142
9.250% due 06/15/2039	9,300	15,740

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	1,300	1,176

Pine Street Trust
5.568% due 02/15/2049	2,660	2,716

Piper Jaffray Cos.
4.740% due 10/15/2021	1,100	1,044

Principal Financial Group, Inc.
3.700% due 05/15/2029	400	414

Protective Life Corp.
4.300% due 09/30/2028	5,100	4,849

Regency Centers LP
2.950% due 09/15/2029	600	567
4.650% due 03/15/2049	900	966

RenaissanceRe Holdings Ltd.
3.600% due 04/15/2029	5,500	5,416

Royal Bank of Canada
2.250% due 11/01/2024	3,500	3,542

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	3,200	3,239
4.269% due 03/22/2025 •	7,600	7,820
4.519% due 06/25/2024 •	400	403
4.892% due 05/18/2029 •	7,300	7,749

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	5,500	5,546
3.823% due 11/03/2028 •	2,000	2,112
4.796% due 11/15/2024 •	5,500	5,772

Santander UK PLC
2.875% due 06/18/2024	5,600	5,602

Service Properties Trust
4.500% due 06/15/2023	300	226

SL Green Operating Partnership LP
2.672% (US0003M + 0.980%) due 08/16/2021 ~	1,800	1,752

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	400	403

Societe Generale S.A.
7.375% due 10/04/2023 •(f)(g)	4,900	4,242

Springleaf Finance Corp.
6.625% due 01/15/2028	6,900	6,499
6.875% due 03/15/2025	500	507
7.750% due 10/01/2021	1,100	1,106

STORE Capital Corp.
4.500% due 03/15/2028	300	300

Sumitomo Mitsui Financial Group, Inc.
3.748% due 07/19/2023	4,800	5,018

Synchrony Financial
4.375% due 03/19/2024	500	496
5.150% due 03/19/2029	900	893

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047	5,600	5,404
4.375% due 09/15/2054 •	4,800	4,900
6.850% due 12/16/2039	582	811

Trust Fibra Uno
4.869% due 01/15/2030	600	522
6.390% due 01/15/2050	1,100	1,023

UBS Group AG
4.125% due 09/24/2025	2,200	2,290
4.253% due 03/23/2028	1,500	1,576

UDR, Inc.
3.000% due 08/15/2031	300	288
3.500% due 07/01/2027	300	292
3.500% due 01/15/2028	200	205

UniCredit SpA
7.830% due 12/04/2023	7,450	7,966

Ventas Realty LP
3.500% due 04/15/2024	2,500	2,447

VEREIT Operating Partnership LP
3.100% due 12/15/2029	800	693
3.950% due 08/15/2027	400	381
4.875% due 06/01/2026	300	290

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vonovia Finance BV
5.000% due 10/02/2023	$3,100	$3,380

WEA Finance LLC
4.750% due 09/17/2044	500	461

Wells Fargo & Co.
2.164% due 02/11/2026 •	1,200	1,173
2.406% due 10/30/2025 •	3,100	3,060
2.572% due 02/11/2031 •	5,400	5,215
3.000% due 04/22/2026	1,600	1,651
3.007% (US0003M + 1.230%) due 10/31/2023 ~	4,800	4,583
3.196% due 06/17/2027 •	7,800	8,048

Welltower, Inc.
5.125% due 03/15/2043	12,400	12,686

Weyerhaeuser Co.
4.000% due 11/15/2029	2,500	2,537
7.375% due 03/15/2032	8,600	10,166

		698,865

INDUSTRIALS 27.7%

AbbVie, Inc.
2.600% due 11/21/2024	10,400	10,587

Adani Transmission Ltd.
4.250% due 05/21/2036	1,400	1,266

Adventist Health System
2.952% due 03/01/2029	2,900	2,790

AEP Transmission Co. LLC
3.100% due 12/01/2026	6,200	6,459
3.150% due 09/15/2049	3,100	3,132
3.750% due 12/01/2047	1,000	1,037

Air Canada Pass-Through Trust
3.300% due 07/15/2031	739	711
3.750% due 06/15/2029	332	372

Aker BP ASA
3.000% due 01/15/2025	900	717
3.750% due 01/15/2030	200	151

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024	900	856
3.550% due 10/01/2027	400	397

American Airlines Pass-Through Trust
3.000% due 04/15/2030	4,359	4,128
3.250% due 04/15/2030	2,964	2,696
3.700% due 04/01/2028	1,816	1,755
4.000% due 01/15/2027	282	283

Amgen, Inc.
4.400% due 05/01/2045	6,500	7,626
4.663% due 06/15/2051	5,479	6,931

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046	700	767

Anheuser-Busch InBev Worldwide, Inc.
4.750% due 04/15/2058	11,800	12,174
5.450% due 01/23/2039	3,800	4,437

Anthem, Inc.
3.650% due 12/01/2027	4,000	4,140

AP Moller - Maersk A/S
3.750% due 09/22/2024	600	588
4.500% due 06/20/2029	2,900	2,967

Apple, Inc.
2.950% due 09/11/2049	7,400	7,848
4.375% due 05/13/2045	2,600	3,323

Arrow Electronics, Inc.
3.250% due 09/08/2024	900	852

Ashtead Capital, Inc.
4.000% due 05/01/2028	1,200	1,037
4.250% due 11/01/2029	800	683

Bacardi Ltd.
2.750% due 07/15/2026	500	474
4.700% due 05/15/2028	4,800	5,143

Baidu, Inc.
4.875% due 11/14/2028	1,100	1,241

Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	3,300	3,033

BAT Capital Corp.
4.390% due 08/15/2037	9,990	9,294

80	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
3.875% due 12/15/2023	$2,000	$2,050
4.250% due 12/15/2025	2,200	2,291

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	200	202

Boston Scientific Corp.
7.375% due 01/15/2040	12,750	18,510

Braskem Finance Ltd.
6.450% due 02/03/2024	300	294

Braskem Netherlands Finance BV
4.500% due 01/10/2028	500	400

Bristol-Myers Squibb Co.
3.200% due 06/15/2026	6,100	6,529
4.350% due 11/15/2047	10,800	13,624

British Airways Pass-Through Trust
3.300% due 06/15/2034	200	191
3.350% due 12/15/2030	100	95

Broadcom Corp.
3.125% due 01/15/2025	400	384
3.875% due 01/15/2027	7,400	7,071

Broadcom, Inc.
3.125% due 04/15/2021	5,000	4,940

Cameron LNG LLC
2.902% due 07/15/2031	900	792
3.402% due 01/15/2038	2,000	1,571
3.701% due 01/15/2039	1,400	1,247

Campbell Soup Co.
3.950% due 03/15/2025	1,314	1,390
4.150% due 03/15/2028	3,700	4,001
4.800% due 03/15/2048	3,800	4,595

Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	1,616

Carlisle Cos., Inc.
2.750% due 03/01/2030	1,840	1,618

Carrier Global Corp.
2.242% due 02/15/2025	4,240	4,155

Cenovus Energy, Inc.
4.250% due 04/15/2027	1,800	884
6.750% due 11/15/2039	200	97

Centene Corp.
4.250% due 12/15/2027	400	403
4.625% due 12/15/2029	1,700	1,718

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~	4,000	3,888
4.200% due 03/15/2028	2,200	2,263
4.800% due 03/01/2050	3,400	3,560
5.125% due 07/01/2049	10,800	11,541
5.375% due 04/01/2038	600	650
5.375% due 05/01/2047	2,200	2,388
5.750% due 04/01/2048	1,100	1,254

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	600	451
7.000% due 06/30/2024	2,000	1,760

CHRISTUS Health
4.341% due 07/01/2028	6,400	7,308

City of Hope
4.378% due 08/15/2048	1,010	1,213

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,281

Comcast Corp.
3.969% due 11/01/2047	728	845
3.999% due 11/01/2049	7,430	8,817
4.150% due 10/15/2028	7,000	7,986
4.400% due 08/15/2035	4,300	5,226
7.050% due 03/15/2033	7,590	10,781

Community Health Systems, Inc.
8.625% due 01/15/2024	4,400	4,377

Conagra Brands, Inc.
5.300% due 11/01/2038	11,900	12,990

Constellation Brands, Inc.
4.100% due 02/15/2048	7,000	6,421

Continental Resources, Inc.
5.000% due 09/15/2022	275	171

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corning, Inc.
5.450% due 11/15/2079	$2,400	$2,485

Cox Communications, Inc.
4.600% due 08/15/2047 (h)	2,760	2,867

CRH America Finance, Inc.
3.400% due 05/09/2027	400	399
3.950% due 04/04/2028	300	297
4.400% due 05/09/2047	200	179

CRH America, Inc.
3.875% due 05/18/2025	2,600	2,633

Crown Castle Towers LLC
3.720% due 07/15/2043	600	605
4.241% due 07/15/2048	3,300	3,347

CSX Corp.
6.150% due 05/01/2037	800	990

CVS Pass-Through Trust
6.036% due 12/10/2028	91	99
7.507% due 01/10/2032	15,377	20,006

DAE Funding LLC
4.000% due 08/01/2020	100	99
5.000% due 08/01/2024	1,000	912
5.250% due 11/15/2021	1,700	1,554
5.750% due 11/15/2023	1,600	1,494

Dell International LLC
4.420% due 06/15/2021	3,400	3,438
4.900% due 10/01/2026	1,200	1,198
5.300% due 10/01/2029	7,500	7,311
8.350% due 07/15/2046	2,400	2,830

Diamondback Energy, Inc.
2.875% due 12/01/2024	3,200	2,242

Discovery Communications LLC
5.000% due 09/20/2037	2,300	2,285
5.200% due 09/20/2047	2,400	2,464

Dominion Energy Gas Holdings LLC
3.000% due 11/15/2029	7,800	7,357

Energy Transfer Operating LP
5.000% due 05/15/2050	800	624
5.300% due 04/15/2047	9,200	7,033
6.050% due 06/01/2041	3,200	2,804
6.625% due 10/15/2036	5,200	4,860
7.500% due 07/01/2038	4,135	4,390

Eni SpA
4.000% due 09/12/2023	3,700	3,598
4.750% due 09/12/2028	800	798

Enterprise Products Operating LLC
4.200% due 01/31/2050	1,300	1,232
4.450% due 02/15/2043	1,000	950
4.850% due 08/15/2042	642	625
4.850% due 03/15/2044	1,850	1,936
5.750% due 03/01/2035	600	595
5.950% due 02/01/2041	3,200	3,487
6.125% due 10/15/2039	1,000	1,029
6.450% due 09/01/2040	200	244
6.875% due 03/01/2033	10,000	11,542

EQT Corp.
6.125% due 02/01/2025	2,800	2,177

Equinor ASA
3.250% due 11/18/2049	1,500	1,484

Expedia Group, Inc.
3.800% due 02/15/2028	3,500	3,035

Fair Isaac Corp.
5.250% due 05/15/2026	200	200

FedEx Corp.
4.950% due 10/17/2048	6,600	6,487

Fiserv, Inc.
3.200% due 07/01/2026	2,500	2,579
3.500% due 07/01/2029	1,300	1,384

Fox Corp.
4.709% due 01/25/2029	500	550
5.476% due 01/25/2039	200	233

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~	5,300	5,197

General Electric Co.
5.550% due 05/04/2020	300	301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.550% due 01/05/2026	$2,600	$2,814

General Mills, Inc.
6.610% due 10/15/2022	5,200	5,225

Georgetown University
2.943% due 04/01/2050	2,900	2,813

Hackensack Meridian Health, Inc.
4.500% due 07/01/2057	1,340	1,638

Halliburton Co.
7.450% due 09/15/2039	1,100	1,070

HCA, Inc.
5.125% due 06/15/2039	2,900	3,012
5.250% due 06/15/2049	570	613

Heineken NV
3.500% due 01/29/2028	12,100	12,274

Home Depot, Inc.
4.500% due 12/06/2048	9,000	11,098

Humana, Inc.
3.950% due 08/15/2049	600	597

Huntsman International LLC
4.500% due 05/01/2029	3,896	3,331

IHS Markit Ltd.
4.750% due 08/01/2028	1,100	1,159

Imperial Brands Finance PLC
3.125% due 07/26/2024	400	392
3.500% due 02/11/2023	200	201

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023	700	717

Intel Corp.
3.100% due 02/15/2060	1,500	1,644

International Paper Co.
5.150% due 05/15/2046	4,700	4,892

Kansas City Southern
3.125% due 06/01/2026	1,800	1,783
4.200% due 11/15/2069	1,900	1,852
4.700% due 05/01/2048	4,300	4,741
4.950% due 08/15/2045	5,200	5,432

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	6,900	6,785
7.300% due 08/15/2033	3,000	3,446

KLA Corp.
3.300% due 03/01/2050	3,000	2,899

Kraft Heinz Foods Co.
3.750% due 04/01/2030	200	191
4.375% due 06/01/2046	2,600	2,357
5.200% due 07/15/2045	6,960	6,731
6.500% due 02/09/2040	9,600	10,542
6.875% due 01/26/2039	600	691
7.125% due 08/01/2039	4,650	5,432

L3Harris Technologies, Inc.
2.250% (US0003M + 0.480%) due 04/30/2020 ~	5,200	5,193

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,900	1,704
3.500% due 08/18/2026	600	550
3.900% due 08/08/2029	1,300	1,131

Level 3 Financing, Inc.
3.400% due 03/01/2027	500	479
3.875% due 11/15/2029	1,000	944

Marathon Oil Corp.
6.600% due 10/01/2037	700	480

Marriott International, Inc.
3.600% due 04/15/2024	3,700	3,447
4.000% due 04/15/2028	2,100	1,947

Marvell Technology Group Ltd.
4.200% due 06/22/2023	7,000	7,169
4.875% due 06/22/2028	1,000	1,038

Masco Corp.
3.500% due 11/15/2027	700	649
4.500% due 05/15/2047	1,000	879

Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	3,789

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~	3,000	2,953

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	81

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 09/01/2049	$960	$986
3.800% due 04/01/2028	3,600	3,823
4.450% due 03/01/2047	1,000	1,087
4.450% due 09/01/2048	5,300	5,921

Memorial Health Services
3.447% due 11/01/2049	1,900	1,956

MGM China Holdings Ltd.
5.375% due 05/15/2024	1,000	949
5.875% due 05/15/2026	1,100	974

Moody’s Corp.
5.250% due 07/15/2044	8,000	9,870

MPLX LP
4.700% due 04/15/2048	1,500	1,167
4.800% due 02/15/2029	2,600	2,297
5.500% due 02/15/2049	1,060	898

New York and Presbyterian Hospital
4.063% due 08/01/2056	900	1,080
4.763% due 08/01/2116	3,500	4,347

Norfolk Southern Corp.
5.100% due 08/01/2118	7,900	8,960

Northern Natural Gas Co.
4.300% due 01/15/2049	6,100	6,376

Northwell Healthcare, Inc.
4.260% due 11/01/2047	3,600	3,869

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	5,146	3,851

Novartis Capital Corp.
2.750% due 08/14/2050 (h)	1,950	2,046

NVIDIA Corp.
3.200% due 09/16/2026	4,200	4,551

NXP BV
4.300% due 06/18/2029	800	824
5.350% due 03/01/2026	1,600	1,733

ONEOK Partners LP
4.900% due 03/15/2025	1,200	1,051
6.125% due 02/01/2041	1,700	1,541

Oracle Corp.
3.800% due 11/15/2037	2,800	2,898
4.000% due 11/15/2047	1,100	1,213
4.300% due 07/08/2034	2,000	2,349
4.500% due 07/08/2044	900	1,034

Owens Corning
4.300% due 07/15/2047	1,100	945

Packaging Corp. of America
4.050% due 12/15/2049	2,300	2,311

PayPal Holdings, Inc.
2.200% due 09/26/2022	3,100	3,089

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,730	3,461

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	3,500	3,273
3.350% due 11/01/2029	700	704
4.450% due 01/29/2026	3,500	3,892

Pernod Ricard S.A.
4.450% due 01/15/2022	2,000	2,056

Pertamina Persero PT
4.150% due 02/25/2060	2,400	1,993
4.175% due 01/21/2050	1,200	1,037
6.500% due 11/07/2048	1,700	1,886

Petroleos Mexicanos
6.840% due 01/23/2030	1,900	1,385
7.690% due 01/23/2050	1,700	1,199

Post Holdings, Inc.
5.000% due 08/15/2026	2,300	2,380

QVC, Inc.
5.950% due 03/15/2043	3,300	2,251

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	904

RELX Capital, Inc.
4.000% due 03/18/2029	6,700	6,937

Rockies Express Pipeline LLC
4.800% due 05/15/2030	3,900	2,348
6.875% due 04/15/2040	4,700	2,844

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

S&P Global, Inc.
2.950% due 01/22/2027	$200	$200
4.000% due 06/15/2025	2,300	2,418

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,066
5.000% due 03/15/2027	2,700	2,301
5.625% due 04/15/2023	700	652
5.750% due 05/15/2024	1,100	1,034
5.875% due 06/30/2026	5,900	5,631
6.250% due 03/15/2022	800	777

salesforce.com, Inc.
3.700% due 04/11/2028	300	332

Sands China Ltd.
4.600% due 08/08/2023	800	823
5.125% due 08/08/2025	2,900	2,751
5.400% due 08/08/2028	500	473

Sasol Financing USA LLC
5.875% due 03/27/2024	1,400	589

Southern Co.
3.250% due 07/01/2026	500	505
4.250% due 07/01/2036	5,400	5,284

Spirit AeroSystems, Inc.
1.541% (US0003M + 0.800%) due 06/15/2021 ~	2,200	2,095
3.850% due 06/15/2026	1,300	1,128
4.600% due 06/15/2028	5,300	4,568

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	448	421

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,200	1,198
4.738% due 09/20/2029	2,700	2,778
5.152% due 09/20/2029	4,800	5,153

Suntory Holdings Ltd.
2.550% due 06/28/2022	1,300	1,301

Syngenta Finance NV
5.182% due 04/24/2028	4,300	3,680

Telefonica Emisiones S.A.
5.213% due 03/08/2047	5,000	5,636
7.045% due 06/20/2036	7,100	8,489

Tencent Holdings Ltd.
2.758% (US0003M + 0.910%) due 04/11/2024 ~	4,300	4,214
3.595% due 01/19/2028	4,000	4,257
3.975% due 04/11/2029	6,800	7,578

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	3,660	3,115
7.000% due 10/15/2028	3,000	3,556
7.625% due 04/01/2037	4,720	5,207
8.375% due 06/15/2032	3,600	4,383

Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,168

Time Warner Cable LLC
5.875% due 11/15/2040	500	529
6.550% due 05/01/2037	7,250	8,166
6.750% due 06/15/2039	1,300	1,479
7.300% due 07/01/2038	1,225	1,509

Topaz Solar Farms LLC
4.875% due 09/30/2039	4,653	4,807

Transcontinental Gas Pipe Line Co. LLC
4.000% due 03/15/2028	1,200	1,082
4.600% due 03/15/2048	2,000	1,996

Transurban Finance Co. Pty. Ltd.
4.125% due 02/02/2026	300	330

Trimble, Inc.
4.900% due 06/15/2028	4,700	5,072

Tyson Foods, Inc.
5.100% due 09/28/2048 (h)	1,700	2,118

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	4,110	4,113
4.625% due 12/03/2026	3,608	3,579
5.900% due 04/01/2026	2,340	2,362

Union Pacific Corp.
3.750% due 02/05/2070	1,700	1,787

United Airlines Pass-Through Trust
2.700% due 11/01/2033	600	548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 04/07/2030	$626	$583
3.100% due 04/07/2030	537	505
3.450% due 01/07/2030	347	322
4.000% due 10/11/2027	1,502	1,489
4.300% due 02/15/2027	10,552	10,577
4.550% due 08/25/2031	2,313	2,351

United Technologies Corp.
4.450% due 11/16/2038	1,900	2,184

UnitedHealth Group, Inc.
4.750% due 07/15/2045	5,700	7,297

University of Notre Dame du Lac
3.394% due 02/15/2048	7,000	7,051

University of Southern California
3.841% due 10/01/2047	2,800	3,074

Valero Energy Corp.
4.000% due 04/01/2029	1,000	978

Valley Children’s Hospital
4.399% due 03/15/2048	2,000	2,338

Viterra, Inc.
5.950% due 08/01/2020	200	201

VMware, Inc.
2.300% due 08/21/2020	2,300	2,276

Walt Disney Co.
3.375% due 11/15/2026	1,400	1,487
4.750% due 11/15/2046	700	899
5.400% due 10/01/2043	3,600	4,821
6.200% due 12/15/2034 (h)	2,000	2,789

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	6,700	6,175

Woodside Finance Ltd.
3.700% due 09/15/2026	7,000	6,846
3.700% due 03/15/2028	2,500	2,409

WRKCo, Inc.
4.000% due 03/15/2028	2,700	2,856
4.650% due 03/15/2026	2,800	2,991
4.900% due 03/15/2029	900	1,005

WW Grainger, Inc.
1.850% due 02/15/2025	1,100	1,103

Wyndham Destinations, Inc.
4.625% due 03/01/2030	700	543

Wynn Macau Ltd.
5.125% due 12/15/2029	800	678

Yara International ASA
4.750% due 06/01/2028	4,600	4,671

Zimmer Biomet Holdings, Inc.
3.700% due 03/19/2023	600	616

Zoetis, Inc.
3.000% due 09/12/2027	2,200	2,223
3.900% due 08/20/2028	4,300	4,482

		909,527

UTILITIES 13.4%

AEP Texas, Inc.
3.450% due 01/15/2050	1,500	1,356
3.950% due 06/01/2028	2,500	2,620
4.150% due 05/01/2049	1,100	1,145
6.650% due 02/15/2033	1,800	2,369

Alabama Power Co.
4.300% due 07/15/2048	2,000	2,271

American Transmission Systems, Inc.
5.000% due 09/01/2044	200	228

American Water Capital Corp.
3.750% due 09/01/2047	3,400	3,424
4.150% due 06/01/2049	5,000	5,542

AT&T, Inc.
4.350% due 03/01/2029	1,800	1,940
4.500% due 05/15/2035	700	766
4.500% due 03/09/2048	265	289
4.550% due 03/09/2049	30,507	32,993
5.150% due 11/15/2046	400	473
5.150% due 02/15/2050	7,800	9,359
5.350% due 09/01/2040	2,932	3,424

Avangrid, Inc.
3.800% due 06/01/2029	3,400	3,488

82	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bell Canada, Inc.
4.300% due 07/29/2049	$3,900	$4,536

BG Energy Capital PLC
5.125% due 10/15/2041	6,100	6,924

BP Capital Markets America, Inc.
3.000% due 02/24/2050 (h)	3,060	2,870
4.234% due 11/06/2028	2,500	2,719

British Telecommunications PLC
4.500% due 12/04/2023	12,400	13,015
9.625% due 12/15/2030	730	1,126

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	7,100	6,973

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	2,200	2,350

Consolidated Edison Co. of New York, Inc.
4.500% due 05/15/2058	2,500	2,771
4.625% due 12/01/2054	1,200	1,350

Duke Energy Carolinas LLC
3.750% due 06/01/2045	2,000	2,211
4.000% due 09/30/2042	400	452

Duke Energy Corp.
3.400% due 06/15/2029	800	812

Duke Energy Florida LLC
3.800% due 07/15/2028	3,100	3,345
3.850% due 11/15/2042	4,600	5,085
6.350% due 09/15/2037	200	277

Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	125

Duke Energy Progress LLC
6.300% due 04/01/2038	800	1,096

Edison International
3.125% due 11/15/2022	2,000	1,968
5.750% due 06/15/2027	700	729

Electricite de France S.A.
5.000% due 09/21/2048	300	340

Enel Finance International NV
2.875% due 05/25/2022	2,100	2,033
3.500% due 04/06/2028	6,300	6,342
3.625% due 05/25/2027	1,100	1,119

Exelon Corp.
5.100% due 06/15/2045	19,400	21,334

Florida Power & Light Co.
3.700% due 12/01/2047	1,100	1,219
3.950% due 03/01/2048	1,300	1,559
4.050% due 10/01/2044	1,805	2,115

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	7,100	6,575

Georgia Power Co.
2.100% due 07/30/2023	2,000	1,955
2.650% due 09/15/2029	900	886
3.700% due 01/30/2050	900	946

Indiana Michigan Power Co.
6.050% due 03/15/2037	800	940

Jersey Central Power & Light Co.
4.300% due 01/15/2026	800	857

Kentucky Utilities Co.
4.375% due 10/01/2045	2,300	2,580

Monongahela Power Co.
3.550% due 05/15/2027	1,100	1,177

National Grid USA
5.803% due 04/01/2035	120	137

New England Power Co.
3.800% due 12/05/2047	2,300	2,372

New York State Electric & Gas Corp.
3.250% due 12/01/2026	8,900	9,365
3.300% due 09/15/2049	2,500	2,332

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	4,300	4,231
3.200% due 02/25/2022	5,900	5,977
5.650% due 05/01/2079 •	2,600	2,404

Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	3,492

Northern States Power Co.
3.600% due 09/15/2047	6,300	6,755

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oglethorpe Power Corp.
5.050% due 10/01/2048	$7,000	$7,110

Ohio Power Co.
5.850% due 10/01/2035	100	122

ONEOK, Inc.
4.550% due 07/15/2028	1,600	1,349
5.200% due 07/15/2048	12,400	9,772

PacifiCorp
4.125% due 01/15/2049	10,100	10,979
5.750% due 04/01/2037	60	78
6.000% due 01/15/2039	2,040	2,780
6.100% due 08/01/2036	60	75

Pennsylvania Electric Co.
3.600% due 06/01/2029	3,300	3,505
5.200% due 04/01/2020	200	200

Perusahaan Listrik Negara PT
4.375% due 02/05/2050	3,800	3,403
4.875% due 07/17/2049	400	386
6.250% due 01/25/2049	2,600	2,848

Petrobras Global Finance BV
5.093% due 01/15/2030	6,188	5,670
6.125% due 01/17/2022	3,224	3,243

Piedmont Natural Gas Co., Inc.
3.500% due 06/01/2029	1,900	1,946

Plains All American Pipeline LP
5.150% due 06/01/2042	2,400	1,595

PPL Capital Funding, Inc.
4.000% due 09/15/2047	6,500	6,063

Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,754

Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	6,097

San Diego Gas & Electric Co.
4.100% due 06/15/2049	4,600	4,734
4.150% due 05/15/2048	9,400	10,166

SES S.A.
3.600% due 04/04/2023	4,600	4,514
5.300% due 04/04/2043	3,800	3,176

Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	4,752

Sinopec Group Overseas Development Ltd.
4.125% due 09/12/2025	9,900	10,810

Southern California Edison Co.
3.400% due 06/01/2023	300	308
3.650% due 03/01/2028	200	204
3.650% due 02/01/2050	1,100	1,074
3.900% due 12/01/2041	500	493
3.900% due 03/15/2043	3,600	3,734
4.000% due 04/01/2047	11,550	12,082
4.650% due 10/01/2043	1,800	1,985
6.000% due 01/15/2034	3,600	4,349
6.650% due 04/01/2029	900	1,065

Southern California Gas Co.
3.950% due 02/15/2050	1,600	1,769
4.125% due 06/01/2048	5,300	5,705

Southwestern Electric Power Co.
6.200% due 03/15/2040	2,200	2,928

SP Group Treasury Pte Ltd.
3.375% due 02/27/2029	5,100	5,583

Transcanada Trust
5.300% due 03/15/2077 •	800	598

Verizon Communications, Inc.
4.522% due 09/15/2048	19,591	24,838
4.862% due 08/21/2046	5,100	6,677
5.500% due 03/16/2047	3,800	5,230

Vodafone Group PLC
4.250% due 09/17/2050	400	413
4.875% due 06/19/2049	5,600	6,262
5.250% due 05/30/2048	15,200	18,416

Washington Gas Light Co.
3.650% due 09/15/2049	1,600	1,464

Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	3,965

		440,732

Total Corporate Bonds & Notes (Cost $1,989,463)		2,049,124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 4.1%

CALIFORNIA 1.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	$6,800	$9,685

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,336

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,295

Tulare County, California Revenue Bonds, Series 2018
4.109% due 06/01/2029	2,700	3,074

Tulare County, California Revenue Notes, Series 2018
4.009% due 06/01/2028	1,000	1,139

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	14,500	18,856

		36,385

COLORADO 0.1%

Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,611

DELAWARE 0.0%

University of Delaware Revenue Bonds, Series 2018
4.221% due 11/01/2058	500	588

FLORIDA 0.1%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.712% due 10/01/2027	3,000	3,342
3.762% due 10/01/2028	500	561

		3,903

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,293	6,948

ILLINOIS 0.7%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,900	13,125

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	672

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	100	108

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	4,400	4,618
3.007% due 01/01/2033	5,030	5,349

		23,872

KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	3,238

MISSISSIPPI 0.2%

Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	4,506

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	83

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.1%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.270% due 05/01/2043	$1,500	$1,505

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	1,000	1,180

NEW YORK 0.6%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	500	717

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.480% due 08/01/2026	4,245	4,657

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	4,545	4,500

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	7,500	8,317

		18,191

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	800	1,167

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	5,973

		7,140

PENNSYLVANIA 0.0%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2016
4.014% due 06/01/2033	600	684

TEXAS 0.5%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	7,711

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	10,025	9,860

		17,571

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	7,445	7,222

WISCONSIN 0.0%

Wisconsin State Revenue Notes, Series 2020
2.196% due 05/01/2027	1,000	1,004

Total Municipal Bonds & Notes (Cost $114,505)		135,548

U.S. GOVERNMENT AGENCIES 26.2%

Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (d)	43,912	37,518
1.347% due 09/25/2032 •	4	3
1.597% due 08/25/2040 •	648	648
1.687% due 07/25/2037 •	11	11
1.757% due 03/25/2036 •	3	3
3.000% due 10/25/2046 - 12/25/2046	1,555	1,561

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 11/01/2042	$2,676	$3,052
3.253% due 06/01/2043 •	84	83
3.411% due 12/01/2034 •	260	260
3.441% due 10/01/2035 •	108	109
3.508% due 04/01/2035 •	359	362
3.634% due 06/01/2035 •	544	549
3.750% due 01/01/2029	4,695	5,455
3.790% due 01/01/2029	4,200	4,895
3.819% due 12/01/2033 •	20	21
3.840% due 01/01/2031	7,484	8,875
3.851% due 06/01/2035 •	563	568
3.905% due 11/01/2035 •	2	2
3.920% due 09/01/2035 •	18	18
3.958% due 05/25/2035 ~	300	314
3.990% due 01/01/2029	2,270	2,675
4.349% due 11/01/2034 •	456	464
4.427% due 08/01/2035 •	31	31
5.000% due 08/25/2033	45	52
5.500% due 04/25/2033 - 09/25/2035	4,994	6,346
5.900% due 07/25/2042	8	9
6.000% due 07/25/2031 - 03/25/2036	904	1,254
6.080% due 09/01/2028	1,800	2,492

Fannie Mae, TBA
3.000% due 06/01/2040	200	209

Federal Farm Credit Bank
5.125% due 07/09/2029	500	677
5.750% due 12/07/2028	20	28

Freddie Mac
0.000% due 03/15/2031 (d)	11,600	9,714
1.105% due 01/15/2033 •	3	3
1.205% due 09/15/2030 •	2	2
3.166% due 10/25/2044 •	25	24
3.189% due 02/25/2045 •	76	75
3.937% due 10/01/2035 •	20	20
4.578% due 06/01/2035 •	10	10
4.629% due 04/01/2035 •	40	40
5.000% due 03/01/2038 - 12/01/2038	606	685
5.500% due 02/15/2024	51	54
6.000% due 06/15/2035 - 10/01/2037	492	660
6.500% due 10/25/2043	59	73

Ginnie Mae
3.875% due 05/20/2030 •	44	45

Israel Government AID Bond
0.000% due 11/01/2024 (d)	7,100	6,767

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (d)	108,567	93,570

Resolution Funding Corp. STRIPS
0.000% due 07/15/2026 - 07/15/2029 (a)(d)	18,654	16,841
0.000% due 04/15/2028 - 04/15/2029 (a)(d)	11,640	10,399

Small Business Administration
5.290% due 12/01/2027	205	219
5.510% due 11/01/2027	48	53

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 02/01/2049	240	256
5.500% due 04/01/2031 - 04/01/2049	5,669	6,211

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	79,200	81,762
3.000% due 04/01/2050 - 05/01/2050	159,800	167,439
3.500% due 05/01/2050	131,000	138,561
4.000% due 04/01/2050 - 05/01/2050	232,600	248,367

Total U.S. Government Agencies (Cost $801,959)		860,394

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 88.3%

U.S. Treasury Bonds
2.250% due 08/15/2049 (h)	$17,276	$21,024
2.375% due 11/15/2049 (h)	875	1,093
2.500% due 02/15/2045 (h)	35,070	43,809
2.750% due 11/15/2042 (h)	12,500	16,152
2.875% due 05/15/2043 (h)	213,100	280,876
2.875% due 08/15/2045 (h)	403,400	539,500
2.875% due 05/15/2049 (l)	405	553
3.000% due 05/15/2042 (h)	9,000	12,085
3.000% due 11/15/2044 (h)	161,430	218,599
3.000% due 08/15/2048 (h)	7,990	11,112
3.125% due 02/15/2043 (h)	48,000	65,663
3.125% due 08/15/2044 (h)	161,720	222,990
3.375% due 05/15/2044 (h)	158,980	227,329
3.625% due 08/15/2043 (h)	206,700	304,850
3.625% due 02/15/2044 (h)	255,460	378,061
3.750% due 11/15/2043 (h)	79,230	119,154
4.250% due 11/15/2040 (h)	3,100	4,874
4.375% due 05/15/2040 (l)	830	1,320
4.500% due 08/15/2039 (h)(l)	2,000	3,203
4.750% due 02/15/2037 (h)	3,200	5,112
4.750% due 02/15/2041 (h)	2,480	4,145
6.250% due 05/15/2030 (l)	40	62

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (j)(l)	8,061	7,947
0.250% due 07/15/2029 (j)(l)	766	797
0.375% due 01/15/2027 (j)(l)	10,449	10,704
0.375% due 07/15/2027 (j)(l)	4,703	4,842
0.500% due 01/15/2028 (h)(j)(l)	19,785	20,634
0.625% due 01/15/2026 (j)(l)	5,395	5,576
0.750% due 07/15/2028 (h)	59,055	63,241
0.875% due 01/15/2029	10,706	11,645
0.875% due 02/15/2047	9,831	11,711
1.000% due 02/15/2048 (l)	14,111	17,397
1.750% due 01/15/2028 (l)	9,456	10,764
2.500% due 01/15/2029 (h)	26,851	32,979

U.S. Treasury Notes
1.500% due 09/30/2024 (j)(l)	2,240	2,354
1.500% due 11/30/2024 (h)	3,900	4,108
1.625% due 09/30/2026 (j)(l)	9,090	9,731
1.625% due 11/30/2026 (j)	2,540	2,722
1.750% due 12/31/2024 (h)	3,500	3,728

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)(d)(j)	71,900	62,034
0.000% due 08/15/2034 (a)(d)	32,970	28,365
0.000% due 05/15/2035 (a)(d)(j)	32,500	27,667
0.000% due 11/15/2036 (a)(d)(j)	37,600	31,088
0.000% due 08/15/2037 (a)(d)(j)(l)	8,900	7,256
0.000% due 08/15/2040 (d)(j)	5,930	4,675
0.000% due 05/15/2044 (d)(j)	15,400	11,042
0.000% due 08/15/2044 (d)	18,300	13,056
0.000% due 11/15/2044 (d)	11,350	8,060

Total U.S. Treasury Obligations (Cost $2,452,986)		2,895,689

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.2%

American Home Mortgage Assets Trust
1.067% due 10/25/2046 •	140	114
2.886% due 11/25/2046 •	1,773	722

American Home Mortgage Investment Trust
3.533% due 02/25/2045 •	6	6

BAMLL Commercial Mortgage Securities Trust
1.755% due 04/15/2036 •	7,000	6,014
1.905% due 03/15/2034 •	2,400	2,239

Banc of America Funding Trust
4.184% due 01/20/2047 ^~	31	27
4.365% due 02/20/2036 ~	306	265
4.411% due 05/25/2035 ~	8	7

Banc of America Mortgage Trust
4.244% due 08/25/2035 ^~	840	745

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,556
4.957% due 08/10/2035 ~	8,700	7,739

84	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	$42	$38
3.948% due 11/25/2034 ~	23	21
3.995% due 02/25/2034 ~	7	7
4.000% due 05/25/2034 ~	1	0
4.093% due 05/25/2047 ^~	948	831
4.270% due 10/25/2035 •	55	52

Bear Stearns ALT-A Trust
3.775% due 11/25/2036 ^~	141	107
3.877% due 11/25/2036 ~	178	148
3.958% due 09/25/2035 ^~	3,492	2,599

BWAY Mortgage Trust
3.454% due 03/10/2033	7,280	7,598

Chase Mortgage Finance Trust
3.869% due 03/25/2037 ^~	322	284
5.500% due 11/25/2035	2,939	2,585

ChaseFlex Trust
1.227% due 05/25/2037 •	6,383	5,688

Citigroup Mortgage Loan Trust
1.017% due 01/25/2037 •	41	34
1.747% due 08/25/2035 ^•	203	175
3.258% due 04/25/2066 ~	845	839
4.380% due 10/25/2035 •	31	28

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •	79	76
4.550% due 09/25/2035 •	48	44

Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	4,334
3.815% due 04/10/2033 ~	7,300	7,049

Countrywide Alternative Loan Trust
0.968% due 12/20/2046 ^•	774	574
0.983% due 03/20/2046 •	192	148
1.093% due 12/20/2035 •	773	639
1.137% due 09/25/2046 ^•	957	808
1.157% due 05/25/2036 •	5,075	4,027
1.227% due 02/25/2037 •	81	65
5.500% due 09/25/2035 ^	2,003	1,734
5.500% due 10/25/2035	4,592	3,637
5.500% due 11/25/2035	745	564
5.500% due 03/25/2036 ^	86	57
6.250% due 08/25/2037 ^	141	105

Countrywide Home Loan Mortgage Pass-Through Trust
1.407% due 05/25/2035 •	79	63
1.587% due 03/25/2035 •	217	169
3.711% due 02/20/2036 ^•	64	51
3.744% due 02/20/2035 ~	13	12
3.775% due 11/25/2037 ~	647	559
3.785% due 08/25/2034 ^~	14	13
3.793% due 02/20/2036 ^•	144	124
3.826% due 11/25/2034 ~	79	71
3.921% due 11/20/2034 ~	13	12
4.107% due 08/25/2034 ^~	22	22
4.120% due 04/20/2035 ~	8	7
5.250% due 05/25/2035	145	118

Countrywide Home Loan Reperforming REMIC Trust
1.367% due 07/25/2036 •	3,246	2,755

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~	16	15

Credit Suisse Mortgage Capital Certificates
1.797% due 11/27/2036 •	5,970	5,970

Credit Suisse Mortgage Capital Trust
3.318% due 12/26/2059 ~	794	816
3.319% due 10/27/2059 ~	2,955	2,902

DBUBS Mortgage Trust
2.161% due 07/12/2044 •	1,018	1,021

DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	3	3

Downey Savings & Loan Association Mortgage Loan Trust
1.010% due 08/19/2045 •	100	84

First Horizon Mortgage Pass-Through Trust
4.289% due 12/25/2034 ~	3	2
4.622% due 08/25/2035 ~	16	12

GS Mortgage Securities Trust
2.777% due 10/10/2049	2,720	2,792
3.602% due 10/10/2049 ~	5,225	4,969

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSMPS Mortgage Loan Trust
1.297% due 01/25/2036 •	$556	$428

GSR Mortgage Loan Trust
4.098% due 09/25/2035 ~	37	35
4.124% due 11/25/2035 ~	7	6

HarborView Mortgage Loan Trust
0.930% due 07/19/2046 ^•	1,810	1,031
0.940% due 01/19/2038 •	532	431
0.955% due 12/19/2036 •	3,551	2,575
1.230% due 03/19/2036 ^•	149	120
3.957% due 07/19/2035 ^~	26	25

IndyMac Mortgage Loan Trust
1.147% due 06/25/2046 •	590	460
3.421% due 04/25/2037 ~	132	107
3.444% due 04/25/2037 ^~	203	156
3.854% due 12/25/2034 ~	15	13

JPMorgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	3,600	3,784

JPMorgan Mortgage Trust
1.847% due 11/25/2049 •	4,331	4,177
1.847% due 12/25/2049 •	2,099	2,022
3.803% due 01/25/2037 ^~	33	27
3.983% due 07/25/2035 ~	1,726	1,590
4.370% due 02/25/2035 ~	4	4

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	1,998	1,791

MASTR Adjustable Rate Mortgages Trust
1.157% due 04/25/2046 •	583	480
4.684% due 11/21/2034 ~	76	73

MASTR Alternative Loan Trust
5.500% due 01/25/2025	45	43

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.405% due 11/15/2031 •	36	33

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.145% due 12/15/2030 •	52	49

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •	205	194
3.736% due 05/25/2033 ~	17	15
3.869% due 02/25/2034 ~	8	8
4.793% due 07/25/2034 ~	101	96
4.870% due 05/25/2033 ~	8	7

Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	3,100	3,194

Morgan Stanley Capital Trust
4.418% due 07/11/2040 ~	3,500	3,644

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	7,665	7,732

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~	3,776	3,923

Prime Mortgage Trust
1.347% due 02/25/2034 •	2	2

Residential Accredit Loans, Inc. Trust
1.157% due 04/25/2046 •	208	77
6.000% due 06/25/2036 ^	50	44
6.000% due 08/25/2036 ^	1,193	1,058

Residential Asset Securitization Trust
1.347% due 01/25/2046 ^•	225	64
1.397% due 04/25/2035 ^•	61	37

Structured Adjustable Rate Mortgage Loan Trust
1.167% due 05/25/2037 •	171	147
1.267% due 10/25/2035 •	55	48
3.366% due 01/25/2035 ^•	59	49
3.888% due 12/25/2034 ~	83	77
3.982% due 08/25/2035 ~	21	19

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •	32	28
1.157% due 04/25/2036 •	769	747
1.167% due 05/25/2036 •	209	183
1.227% due 02/25/2036 ^•	438	370
1.257% due 12/25/2035 ^•	6	5
1.410% due 10/19/2034 •	19	17

Structured Asset Securities Corp.
3.908% due 12/25/2033 ~	14	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	20,355	$24,560

WaMu Mortgage Pass-Through Certificates Trust
1.217% due 12/25/2045 •		$55	49
1.237% due 10/25/2045 •		761	698
1.257% due 01/25/2045 •		39	35
1.317% due 05/25/2034 •		518	413
2.484% due 08/25/2046 •		8,591	6,954
2.484% due 09/25/2046 •		20	17
2.484% due 10/25/2046 •		5	4
2.484% due 11/25/2046 •		65	55
2.536% due 05/25/2046 •		36	29
2.666% due 02/25/2047 ^•		538	434
2.666% due 03/25/2047 ^•		309	274
2.696% due 01/25/2047 •		2	2
2.726% due 04/25/2047 •		1,267	1,023
2.966% due 08/25/2046 •		1,424	1,257
3.357% due 12/25/2036 ^~		270	239
3.366% due 08/25/2042 •		1	1
3.586% due 02/25/2037 ^~		332	285
3.838% due 03/25/2034 ~		115	105
3.983% due 07/25/2037 ^~		30	24

Washington Mutual Mortgage Pass-Through Certificates Trust
2.936% due 05/25/2046 ^•		481	357

Worldwide Plaza Trust
3.526% due 11/10/2036		3,300	3,285

Total Non-Agency Mortgage-Backed Securities (Cost $177,131)			169,249

ASSET-BACKED SECURITIES 2.8%

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		379	406

Barings BDC Static CLO Ltd.
2.851% due 04/15/2027 •		2,747	2,722

Bear Stearns Asset-Backed Securities Trust
4.200% due 07/25/2036 ~		66	63
4.572% due 10/25/2036 ~		25	23

CIT Mortgage Loan Trust
2.447% due 10/25/2037 •		500	423

Citigroup Mortgage Loan Trust
1.007% due 07/25/2045 •		10	7

Countrywide Asset-Backed Certificates
1.187% due 04/25/2037 •		609	444

Countrywide Asset-Backed Certificates Trust
2.197% due 07/25/2035 •		100	74

Credit-Based Asset Servicing & Securitization LLC
1.067% due 07/25/2037 •		23	13
1.847% due 07/25/2035 •		57	53
3.982% due 04/25/2037 þ		484	471

Credit-Based Asset Servicing & Securitization Trust
1.017% due 01/25/2037 ^•		30	11

Crown Point CLO Ltd.
2.776% due 07/17/2028 •		3,100	2,981

Dryden Senior Loan Fund
2.731% due 10/15/2027 •		3,339	3,201

ECMC Group Student Loan Trust
1.697% due 02/27/2068 •		1,608	1,533

Encore Credit Receivables Trust
1.607% due 07/25/2035 •		5,220	5,062

First Franklin Mortgage Loan Trust
1.997% due 09/25/2033 •		7,078	6,539

First NLC Trust
1.017% due 08/25/2037 •		19	10

Fremont Home Loan Trust
2.012% due 06/25/2035 •		5,100	4,761

Gallatin CLO Ltd.
2.869% due 01/21/2028 •		5,700	5,559

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	4,159	3,126

GE-WMC Mortgage Securities Trust
0.987% due 08/25/2036 •		$1	1

GoldentTree Loan Management U.S. CLO Ltd.
2.596% due 04/20/2029 •		1,300	1,232

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	85

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
1.017% due 12/25/2036 •		$7	$3
1.097% due 08/25/2036 •		2,717	2,586
1.107% due 04/25/2036 •		294	209
1.147% due 11/25/2036 •		244	129
1.147% due 01/25/2047 •		7,425	4,075
1.217% due 03/25/2047 •		1,426	1,220

Horizon Aircraft Finance Ltd.
4.458% due 12/15/2038		2,311	1,695

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		1,037	1,053

Lehman ABS Mortgage Loan Trust
1.037% due 06/25/2037 •		16	11

Long Beach Mortgage Loan Trust
1.102% due 08/25/2036 •		526	299
1.507% due 10/25/2034 •		5	4

M360 Advisors LLC
4.395% due 07/24/2028		351	347

MASTR Asset-Backed Securities Trust
1.167% due 11/25/2036 •		3,593	2,408
1.772% due 10/25/2034 •		4,607	4,322

MASTR Specialized Loan Trust
1.207% due 02/25/2036 •		4,686	4,425

MESA Trust
1.747% due 12/25/2031 •		21	20

Morgan Stanley ABS Capital, Inc. Trust
1.277% due 02/25/2037 •		5,484	2,998

New Century Home Equity Loan Trust
1.687% due 08/25/2034 •		14	12
2.027% due 01/25/2034 •		220	203
4.673% due 08/25/2035 þ		100	99

NovaStar Mortgage Funding Trust
1.117% due 01/25/2037 •		7,087	2,816

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024		1,700	1,695

Palmer Square CLO Ltd.
2.542% due 08/15/2026 •		2,239	2,181

SBA Tower Trust
3.869% due 10/15/2049 þ		3,250	3,362

Securitized Asset-Backed Receivables LLC Trust
1.077% due 05/25/2037 ^•		50	38

SLM Student Loan Trust
3.294% due 04/25/2023 •		4,024	3,989

Soundview Home Loan Trust
1.027% due 06/25/2037 •		11	8
1.057% due 01/25/2037 •		1,033	783
1.117% due 07/25/2037 •		472	380

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		2,064	2,037

Wells Fargo Home Equity Asset-Backed Securities Trust
1.217% due 07/25/2036 •		3,400	3,311

Zais CLO Ltd.
2.981% due 04/15/2028 •		5,200	5,069

Total Asset-Backed Securities (Cost $95,439)			90,502

SOVEREIGN ISSUES 3.2%

Argentina Government International Bond
5.250% due 01/15/2028	EUR	300	85

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 01/11/2028 (h)		$4,800	$1,313
6.875% due 01/11/2048		4,400	1,160

Colombia Government International Bond
7.375% due 09/18/2037		720	904

Indonesia Government International Bond
1.400% due 10/30/2031	EUR	3,300	3,156
4.750% due 07/18/2047		$6,800	7,145

Israel Government International Bond
3.250% due 01/17/2028		3,800	4,041

Mexico Government International Bond
4.500% due 01/31/2050		5,707	5,676
4.600% due 01/23/2046		3,335	3,334
5.750% due 10/12/2110		10,400	10,829

Peru Government International Bond
5.400% due 08/12/2034	PEN	600	176
5.940% due 02/12/2029		17,450	5,443
6.150% due 08/12/2032		9,500	2,990
6.350% due 08/12/2028		3,000	970
6.950% due 08/12/2031		15,000	5,081
8.200% due 08/12/2026		27,100	9,861

Perusahaan Penerbit SBSN Indonesia
4.450% due 02/20/2029		$5,500	5,635

Qatar Government International Bond
3.875% due 04/23/2023		4,500	4,641

Saudi Government International Bond
3.750% due 01/21/2055		8,100	7,495

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	17,600	785

Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	17,247

State of Israel
3.375% due 01/15/2050		$3,000	2,925

Uruguay Government International Bond
4.975% due 04/20/2055		4,500	5,143

Total Sovereign Issues (Cost $110,475)			106,035

		SHARES
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.2%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(f)		1,100,000	1,091

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(f)		900,000	802

JPMorgan Chase & Co.
6.100% due 10/01/2024 •(f)		2,000,000	2,039

Northern Trust Corp.
4.600% due 10/01/2026 •(f)		4,900,000	4,145

			8,077

INDUSTRIALS 0.4%

General Electric Co.
5.000% due 01/21/2021 •(f)(h)		2,000,000	1,654

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (f)		10,000,000	10,001

			11,655

	SHARES	MARKET VALUE (000S)
UTILITIES 0.2%

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)	3,616,000	$2,895

Entergy Louisiana LLC
4.700% due 06/01/2063	20,000	495

Entergy Texas, Inc.
5.625% due 06/01/2064	156,000	3,924

		7,314

Total Preferred Securities (Cost $28,631)		27,046

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~	$6,600	6,593

U.S. TREASURY BILLS 0.1%
0.007% due 06/18/2020 (c)(d)(j)(l)	2,331	2,331

Total Short-Term Instruments (Cost $8,931)		8,924

Total Investments in Securities (Cost $5,781,927)		6,344,868

	SHARES
INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%

PIMCO Short Asset Portfolio	6,095,664	59,183

PIMCO Short-Term Floating NAV Portfolio III	4,208,531	41,332

Total Short-Term Instruments (Cost $102,350)		100,515

Total Investments in Affiliates (Cost $102,350)		100,515

Total Investments 196.5% (Cost $5,884,277)		$6,445,383

Financial Derivative Instruments (i)(k) 0.1% (Cost or Premiums, net $15,604)		3,865

Other Assets and Liabilities, net (96.6)%		(3,168,346)

Net Assets 100.0%		$3,280,902

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

86	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	1.730%	03/26/2020	04/06/2020		$(91,350)	$(91,376)
	1.730	03/26/2020	04/09/2020		(22,185)	(22,191)
BOS	0.250	03/31/2020	04/01/2020		(24,574)	(24,574)
	0.450	03/16/2020	04/06/2020		(20,709)	(20,714)
	1.710	03/20/2020	05/14/2020		(10,212)	(10,218)
	1.720	03/20/2020	04/13/2020		(3,588)	(3,590)
BRC	1.000	03/25/2020	03/24/2022		(796)	(796)
	1.400	03/25/2020	03/24/2022		(1,724)	(1,724)
BSN	1.690	01/10/2020	04/09/2020		(35,948)	(36,086)
	1.690	01/13/2020	04/13/2020		(31,376)	(31,492)
	1.690	01/14/2020	04/09/2020		(16,599)	(16,660)
	1.690	01/14/2020	04/13/2020		(17,102)	(17,165)
	1.690	02/04/2020	04/09/2020		(57,820)	(57,975)
	1.690	03/17/2020	04/09/2020		(10,080)	(10,087)
	1.690	03/26/2020	04/09/2020		(22,185)	(22,191)
JPS	0.780	03/27/2020	06/08/2020		(16,109)	(16,111)
	1.350	03/13/2020	TBD	(2)	(2,777)	(2,779)
	1.500	03/23/2020	03/20/2022		(1,744)	(1,745)
	1.720	02/25/2020	04/07/2020		(99,924)	(100,096)
	2.000	03/23/2020	03/20/2022		(1,269)	(1,270)
	2.250	03/23/2020	03/20/2022		(1,582)	(1,583)
NOM	1.090	03/05/2020	TBD	(2)	(951)	(952)
SAL	0.700	03/27/2020	04/20/2020		(4,729)	(4,730)
STR	0.120	03/31/2020	04/01/2020		(1,617,416)	(1,617,416)
	0.120	04/01/2020	04/02/2020		(1,579,306)	(1,579,306)
UBS	0.650	03/23/2020	05/22/2020		(390,617)	(390,680)

Total Reverse Repurchase Agreements						$(4,083,507)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BCY	1.000%	03/20/2020	04/20/2020	$(14,694)	$(14,699)
UBS	1.660	03/25/2020	04/09/2020	(1,697)	(1,698)
	1.710	02/13/2020	04/13/2020	(205,981)	(206,450)
	1.740	03/24/2020	04/20/2020	(3,738)	(3,740)

Total Sale-Buyback Transactions					$(226,587)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.8)%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2050	$5,000	$(5,216)	$(5,174)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	233,550	(249,363)	(249,310)
Uniform Mortgage-Backed Security, TBA	6.000	04/01/2050	2,000	(2,224)	(2,215)

Total Short Sales (7.8)%				$(256,803)	$(256,699)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	87

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(113,567)	$0	$(113,567)	$113,117	$(450)
BOS	0	(59,096)	0	(59,096)	58,212	(884)
BRC	0	(2,520)	0	(2,520)	4,182	1,662
BSN	0	(191,656)	0	(191,656)	190,680	(976)
GRE	0	0	0	0	(160)	(160)
JPS	0	(123,584)	0	(123,584)	122,587	(997)
NOM	0	(952)	0	(952)	848	(104)
SAL	0	(4,730)	0	(4,730)	4,867	137
STR	0	(3,196,722)	0	(3,196,722)	1,614,449	(1,582,273)
UBS	0	(390,680)	0	(390,680)	387,834	(2,846)

Master Securities Forward Transaction Agreement
BCY	0	0	(14,699)	(14,699)	14,622	(77)
UBS	0	0	(211,888)	(211,888)	211,313	(575)

Total Borrowings and Other Financing Transactions	$0	$(4,083,507)	$(226,587)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(8,783)	$(8,783)
U.S. Treasury Obligations	(1,641,990)	(434,353)	(417,009)	0	(2,493,352)
Sovereign Issues	0	0	0	(796)	(796)
Preferred Securities	0	0	0	(1,270)	(1,270)

Total	$(1,641,990)	$(434,353)	$(417,009)	$(10,849)	$(2,504,201)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(226,587)	0	0	(226,587)

Total	$0	$(226,587)	$0	$0	$(226,587)

Total Borrowings	$(1,641,990)	$(660,940)	$(417,009)	$(10,849)	$(2,730,788)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(2,730,788)

(h)	Securities with an aggregate market value of $2,804,840 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(1,071,320) at a weighted average interest rate of 1.846%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(129) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(1,579,306) is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$111.000	05/22/2020	1,593	$3,186	$14	$2
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.000	05/22/2020	239	478	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.125	05/22/2020	33	66	0	0

88	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$112.250	05/22/2020	4	$8	$0	$0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.375	05/22/2020	5	10	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	130.000	05/22/2020	121	121	1	4
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	130.500	05/22/2020	5,141	5,141	44	161
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	131.500	05/22/2020	769	769	7	18
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	132.250	05/22/2020	132	132	1	3
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	132.500	05/22/2020	3	3	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	103.000	05/22/2020	308	308	2	5
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	128.000	05/22/2020	64	64	1	4
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	130.000	05/22/2020	210	210	2	16
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	147.500	05/22/2020	16	16	0	2
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	148.500	05/22/2020	257	257	2	24
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	149.000	05/22/2020	6	6	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	149.500	05/22/2020	39	39	0	3
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.000	05/22/2020	77	77	1	6
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.500	05/22/2020	13	13	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	152.500	05/22/2020	430	430	4	27
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	157.000	05/22/2020	18	18	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	160.000	05/22/2020	5	5	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	200.000	05/22/2020	496	496	481	8
Put - CBOT U.S. Treasury 10-Year Note May 2020 Futures	132.500	04/24/2020	100	100	1	8
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	134.000	05/22/2020	30	30	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	169.000	05/22/2020	300	300	3	28
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	184.000	05/22/2020	680	680	6	1
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	188.000	05/22/2020	1,420	1,420	12	1

Total Purchased Options					$584	$323

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2020 Futures	$131.500	04/24/2020	553	$553	$(181)	$(34)
Call - CBOT U.S. Treasury 10-Year Note May 2020 Futures	135.500	04/24/2020	553	553	(267)	(1,858)

Total Written Options					$(448)	$(1,892)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	1,874	$(412,997)	$(6,986)	$58	$0
U.S. Treasury 5-Year Note June Futures	06/2020	6,166	(772,966)	(23,484)	289	0
U.S. Treasury 10-Year Note June Futures	06/2020	133	(18,445)	(757)	19	0
U.S. Treasury 10-Year Ultra June Futures	06/2020	6,696	(1,044,785)	(49,488)	2,197	0
U.S. Treasury 30-Year Bond June Futures	06/2020	212	(37,961)	(2,352)	351	0

Total Futures Contracts				$(83,067)	$2,914	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Koninklijke KPN N.V.	(1.000)%	Quarterly	12/20/2023	0.624%	EUR	1,400	$5	$(27)	$(22)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	1.334%	$	4,000	$26	$(34)	$(8)	$0	$(3)
Boeing Co.	1.000	Quarterly	12/20/2020	4.518		2,900	17	(89)	(72)	0	(4)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	9.008		200	26	(48)	(22)	0	(2)

							$69	$(171)	$(102)	$0	$(9)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	89

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021	$		130,600	$(2,918)	$2,888	$(30)	$126	$0
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022			171,000	(3,621)	3,943	322	211	0
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023			60,000	(185)	70	(115)	108	0
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023		EUR	23,900	(627)	463	(164)	34	0

							$(7,351)	$7,364	$13	$479	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.220%	Semi-Annual	03/03/2025	CAD	2,300	$0	$20	$20	$0	$(3)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		1,700	0	18	18	0	(2)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		600	0	7	7	0	(1)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		24,300	30	198	228	0	(34)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,200	50	12	62	0	(6)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		$398,100	(438)	(20,723)	(21,161)	0	(219)
Pay	3-Month USD-LIBOR	2.740	Semi-Annual	12/05/2023		106,700	(507)	10,295	9,788	57	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		38,600	(152)	(1,321)	(1,473)	2	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		26,400	3,280	2,084	5,364	0	(143)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		44,900	(94)	(3,821)	(3,915)	231	0
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		52,500	(147)	(1,041)	(1,188)	298	0
Receive(6)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		197,000	21,412	(53,760)	(32,348)	5,614	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	29,700	0	30	30	3	0

							$23,434	$(68,002)	$(44,568)	$6,205	$(408)

Total Swap Agreements							$16,157	$(60,836)	$(44,679)	$6,684	$(417)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$323	$2,914	$6,684	$9,921	$(1,892)	$0	$(417)	$(2,309)

(j)

Securities with an aggregate market value of $83,873 and cash of $6,156 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

90	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2020	CAD	435		$326	$17	$0
	05/2020	COP	9,927,680		2,377	0	(57)
	06/2020	IDR	50,621,450		3,410	345	0
	06/2020	INR	239,740		3,172	54	0
	06/2020	TWD	456,363		15,353	91	0
	06/2020		$3,240	INR	234,437	0	(191)

CBK	04/2020	CAD	3,568		$2,678	142	0
	04/2020	EUR	30,335		33,257	0	(200)
	04/2020		$2,836	COP	9,687,975	0	(454)
	05/2020	GBP	22,620		$29,459	1,338	0
	05/2020	JPY	2,265,800		21,575	462	0
	05/2020	PEN	36,712		10,839	160	0
	05/2020		$20,735	JPY	2,270,400	421	0
	06/2020	PLN	1		$0	0	0
	07/2020	PEN	53,208		15,300	0	(140)

GLM	04/2020		$3	RUB	220	0	(1)
	05/2020	RUB	18,155		$225	0	(6)
	05/2020	SEK	129,490		13,822	720	0

HUS	04/2020	MXN	306,841		14,562	1,648	0
	04/2020		$6,209	MXN	141,519	0	(252)

IND	04/2020	RUB	220		$3	1	0

JPM	04/2020	ZAR	15,287		1,026	171	0

MYI	05/2020		$13,495	SEK	129,240	0	(418)
	06/2020		3,533	IDR	49,052,860	0	(562)

SCX	05/2020	EUR	30,335		$33,327	0	(172)
	06/2020		$10,564	TWD	314,208	0	(56)

SSB	04/2020		15,059	MXN	288,618	0	(2,912)

Total Forward Foreign Currency Contracts						$5,570	$(5,421)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450%	05/11/2020	174,800	$526	$7,185

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2050	$67.500	05/06/2020	160,000	$6	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050	73.000	05/06/2020	30,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050	76.500	05/06/2020	100,000	4	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	65.000	04/08/2020	74,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	65.000	04/08/2020	100,000	4	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	65.000	04/08/2020	150,000	6	0

					$24	$0

Total Purchased Options					$550	$7,185

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Europe 32 5-Year Index	Sell	1.000%	05/20/2020	23,500	$(39)	$(211)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	91

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	39,000	$(351)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510%	05/11/2020	35,100	$(413)	$(6,184)

Total Written Options							$(803)	$(6,395)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	12/20/2021	1.563%	$200	$(18)	$16	$0	$(2)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	1,400	65	(1,092)	0	(1,027)
	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.563	400	(34)	30	0	(4)

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	1,800	64	(1,385)	0	(1,321)

DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	3,100	177	(2,452)	0	(2,275)
	Telstra Corp. Ltd.	1.000	Quarterly	06/20/2021	0.202	2,300	32	(9)	23	0

GST	Fiserv, Inc.	1.000	Quarterly	12/20/2024	0.795	3,200	(38)	69	31	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241	6,800	(195)	169	0	(26)

JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.563	500	(42)	37	0	(5)

UAG	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.563	8,630	(447)	367	0	(80)

Total Swap Agreements							$(436)	$(4,250)	$54	$(4,740)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$0	$0	$(2)	$(2)	$(2)	$0	$(2)
BPS	507	0	0	507	(248)	0	0	(248)	259	(310)	(51)
BRC	0	0	0	0	0	(211)	(1,031)	(1,242)	(1,242)	1,266	24
CBK	2,523	0	0	2,523	(794)	0	(1,321)	(2,115)	408	(718)	(310)
DUB	0	0	23	23	0	0	(2,275)	(2,275)	(2,252)	2,307	55
GLM	720	0	0	720	(7)	0	0	(7)	713	(770)	(57)
GST	0	0	31	31	0	0	(26)	(26)	5	0	5
HUS	1,648	0	0	1,648	(252)	0	0	(252)	1,396	(1,480)	(84)
IND	1	0	0	1	0	0	0	0	1	0	1
JPM	171	0	0	171	0	0	(5)	(5)	166	(230)	(64)
MYC	0	7,185	0	7,185	0	(6,184)	0	(6,184)	1,001	(1,722)	(721)
MYI	0	0	0	0	(980)	0	0	(980)	(980)	1,105	125
SCX	0	0	0	0	(228)	0	0	(228)	(228)	0	(228)
SSB	0	0	0	0	(2,912)	0	0	(2,912)	(2,912)	3,129	217
UAG	0	0	0	0	0	0	(80)	(80)	(80)	0	(80)

Total Over the Counter	$5,570	$7,185	$54	$12,809	$(5,421)	$(6,395)	$(4,740)	$(16,556)

(l)

Securities with an aggregate market value of $7,816 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.

92	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$323	$323
Futures	0	0	0	0	2,914	2,914
Swap Agreements	0	479	0	0	6,205	6,684

	$0	$479	$0	$0	$9,442	$9,921

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,570	$0	$5,570
Purchased Options	0	0	0	0	7,185	7,185
Swap Agreements	0	54	0	0	0	54

	$0	$54	$0	$5,570	$7,185	$12,809

	$0	$533	$0	$5,570	$16,627	$22,730

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,892	$1,892
Swap Agreements	0	9	0	0	408	417

	$0	$9	$0	$0	$2,300	$2,309

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,421	$0	$5,421
Written Options	0	211	0	0	6,184	6,395
Swap Agreements	0	4,740	0	0	0	4,740

	$0	$4,951	$0	$5,421	$6,184	$16,556

	$0	$4,960	$0	$5,421	$8,484	$18,865

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	93

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(130)	$(130)
Written Options	0	0	0	0	1,302	1,302
Futures	0	0	0	0	120,830	120,830
Swap Agreements	0	(3,945)	0	0	(41,030)	(44,975)

	$0	$(3,945)	$0	$0	$80,972	$77,027

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$722	$0	$722
Purchased Options	0	0	0	0	(6,100)	(6,100)
Written Options	0	251	0	0	3,681	3,932
Swap Agreements	0	400	0	0	0	400

	$0	$651	$0	$722	$(2,419)	$(1,046)

	$0	$(3,294)	$0	$722	$78,553	$75,981

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(184)	$(184)
Written Options	0	0	0	0	(1,474)	(1,474)
Futures	0	0	0	0	(131,503)	(131,503)
Swap Agreements	0	7,202	0	0	(59,931)	(52,729)

	$0	$7,202	$0	$0	$(193,092)	$(185,890)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(331)	$0	$(331)
Purchased Options	0	0	0	0	11,757	11,757
Written Options	0	(272)	0	0	(8,608)	(8,880)
Swap Agreements	0	(4,041)	0	0	0	(4,041)

	$0	$(4,313)	$0	$(331)	$3,149	$(1,495)

	$0	$2,889	$0	$(331)	$(189,943)	$(187,385)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,254	$1,103	$2,357
Corporate Bonds & Notes
Banking & Finance	0	698,865	0	698,865
Industrials	0	909,527	0	909,527
Utilities	0	440,732	0	440,732
Municipal Bonds & Notes
California	0	36,385	0	36,385
Colorado	0	1,611	0	1,611
Delaware	0	588	0	588
Florida	0	3,903	0	3,903
Georgia	0	6,948	0	6,948
Illinois	0	23,872	0	23,872
Kansas	0	3,238	0	3,238
Mississippi	0	4,506	0	4,506
New Jersey	0	1,505	0	1,505
New Mexico	0	1,180	0	1,180
New York	0	18,191	0	18,191
Ohio	0	7,140	0	7,140
Pennsylvania	0	684	0	684
Texas	0	17,571	0	17,571
West Virginia	0	7,222	0	7,222
Wisconsin	0	1,004	0	1,004
U.S. Government Agencies	0	860,394	0	860,394
U.S. Treasury Obligations	0	2,895,689	0	2,895,689

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Non-Agency Mortgage-Backed Securities	$0	$169,249	$0	$169,249
Asset-Backed Securities	0	87,376	3,126	90,502
Sovereign Issues	0	106,035	0	106,035
Preferred Securities
Banking & Finance	0	8,077	0	8,077
Industrials	0	11,655	0	11,655
Utilities	4,419	2,895	0	7,314
Short-Term Instruments
Certificates of Deposit	0	6,593	0	6,593
U.S. Treasury Bills	0	2,331	0	2,331

	$4,419	$6,336,220	$4,229	$6,344,868

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$100,515	$0	$0	$100,515

Total Investments	$104,934	$6,336,220	$4,229	$6,445,383

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(256,699)	$0	$(256,699)

94	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,914	$7,007	$0	$9,921
Over the counter	0	12,809	0	12,809

	$2,914	$19,816	$0	$22,730

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(2,309)	$0	$(2,309)
Over the counter	0	(16,556)	0	(16,556)

	$0	$(18,865)	$0	$(18,865)

Total Financial Derivative Instruments	$2,914	$951	$0	$3,865

Totals	$107,848	$6,080,472	$4,229	$6,192,549

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	95

Schedule of Investments PIMCO Long-Term U.S. Government Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 198.5%

CORPORATE BONDS & NOTES 2.4%

BANKING & FINANCE 1.2%

MET Tower Global Funding
1.561% (SOFRRATE + 0.550%) due 01/17/2023 ~	$1,100	$1,002

MUFG Union Bank N.A.
0.816% (SOFRRATE + 0.710%) due 12/09/2022 ~	1,600	1,522

Wells Fargo & Co.
3.007% (US0003M + 1.230%) due 10/31/2023 ~	6,000	5,728

		8,252

INDUSTRIALS 1.2%

United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,610	1,499
3.100% due 04/07/2030	1,610	1,515

Vessel Management Services, Inc.
3.432% due 08/15/2036	4,531	5,274

		8,288

Total Corporate Bonds & Notes (Cost $16,451)		16,540

U.S. GOVERNMENT AGENCIES 28.4%

Fannie Mae
0.000% due 05/15/2030 (b)	13,282	11,345
1.397% due 10/25/2030 •	1	1
1.687% due 07/25/2037 •	104	102
1.847% due 04/25/2032 •	15	15
1.997% due 03/25/2022 •	4	4
3.253% due 06/01/2043 - 03/01/2044 •	261	257
3.500% due 06/25/2044	2,917	3,535
3.736% due 11/01/2034 •	38	38
4.000% due 09/25/2044 - 10/25/2044	14,966	16,910
4.064% due 04/01/2028 •	12	12
4.065% due 05/01/2025 •	3	3
4.105% due 07/01/2035 •	19	19
4.157% due 12/01/2027 •	20	20
4.236% due 10/01/2024 •	14	14
4.250% due 04/25/2037	557	607
4.301% due 02/01/2028 •	2	2
4.375% due 10/01/2024 •	1	1
4.500% due 10/25/2023 - 06/25/2025	1,108	1,178
4.541% due 11/01/2023 •	4	4
5.625% due 04/17/2028	200	267
6.000% due 05/17/2027	139	152
6.500% due 11/25/2023 - 07/25/2031	604	694
6.750% due 06/25/2032	978	1,177
6.900% due 05/25/2023	15	15
7.000% due 12/25/2022 - 05/18/2027	795	870
7.800% due 10/25/2022	2	2
9.000% due 06/01/2027	10	10

Fannie Mae, TBA
3.000% due 06/01/2040	16,500	17,243

Federal Farm Credit Bank
5.125% due 07/09/2029	675	914
5.750% due 12/07/2028	500	699

Federal Housing Administration
6.896% due 07/01/2020	13	13
7.430% due 10/01/2022 - 01/01/2024	10	10

Freddie Mac
1.105% due 01/15/2033 •	32	32
1.205% due 04/15/2029 - 12/15/2032 •	28	28
1.255% due 06/15/2031 •	13	13
1.705% due 09/15/2021 •	4	4
2.910% due 10/25/2023 •	10	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.166% due 10/25/2044 •	$1,625	$1,601
3.366% due 07/25/2044 •	413	435
3.500% due 05/15/2042 - 01/15/2048	14,385	16,619
3.625% due 05/01/2022 •	1	1
3.845% due 01/01/2028 •	15	16
3.896% due 01/01/2028 •	9	9
4.000% due 07/15/2042	4,636	5,468
4.000% due 12/15/2042 •	4,716	5,141
4.454% due 10/25/2052 ~	6,752	7,763
4.500% due 02/15/2035 - 07/15/2035	1,826	1,992
4.631% due 10/01/2026 •	10	10
4.825% due 09/01/2027 •	12	12
5.500% due 06/15/2035	7,766	9,901
6.000% due 05/15/2028 - 09/15/2029	25	28
6.250% due 09/15/2023	198	210
6.500% due 08/01/2022 - 10/25/2043	215	241
7.000% due 07/15/2022 - 01/15/2024	37	38

Ginnie Mae
3.125% (H15T1Y + 1.500%) due 12/20/2020 - 10/20/2026 ~	12	11
3.125% due 10/20/2026 - 11/20/2027 •	37	38
3.250% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	40	41
3.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2026 ~	40	41
3.875% due 04/20/2027 - 05/20/2032 •	152	155
4.000% (H15T1Y + 1.500%) due 03/20/2021 - 03/20/2026 ~	12	12
4.000% due 01/20/2027 - 01/20/2028 •	48	48
4.000% due 08/20/2044 - 09/20/2044	30,615	33,518
6.000% due 08/20/2033	1,333	1,546
6.500% due 08/20/2034 - 09/20/2034	9	11

Residual Funding Corp. STRIPS
0.000% due 07/15/2020 (b)	300	300

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 - 04/15/2029 (a)(b)	12,439	11,004

Small Business Administration
5.240% due 08/01/2023	213	224

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	7,400	6,090

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	261	272
4.000% due 06/01/2049	284	303
6.500% due 02/01/2022 - 08/01/2037	45	52
7.000% due 02/01/2038 - 03/01/2038	19	22
9.000% due 09/01/2030 - 11/01/2030	1	2

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050	15,600	16,101
3.500% due 05/01/2050	16,200	17,121

Total U.S. Government Agencies (Cost $170,937)		192,618

U.S. TREASURY OBLIGATIONS 156.7%

U.S. Treasury Bonds
2.500% due 05/15/2046 (e)(g)	17,200	21,643
3.000% due 05/15/2042 (e)	49,670	66,698
3.000% due 11/15/2044	42,600	57,686
3.000% due 05/15/2045 (e)	67,400	91,701
3.000% due 11/15/2045 (g)	680	931
3.125% due 02/15/2043 (e)	95,625	130,812
3.125% due 08/15/2044	36,580	50,439
3.375% due 05/15/2044 (e)	117,000	167,301
3.625% due 08/15/2043 (e)	40,300	59,436

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 02/15/2044 (e)	$68,375	$101,190
3.750% due 08/15/2041	2,740	4,071
3.750% due 11/15/2043 (e)(g)	82,770	124,478
4.250% due 11/15/2040 (g)	1,300	2,044

U.S. Treasury Inflation Protected Securities (c)
0.250% due 07/15/2029	182	189
0.375% due 01/15/2027 (g)	641	656
0.625% due 01/15/2026 (g)	836	864
0.750% due 07/15/2028 (g)	7,501	8,033
0.750% due 02/15/2045	1,424	1,629
0.875% due 01/15/2029 (g)	2,513	2,734
1.000% due 02/15/2048	4,707	5,803
1.375% due 02/15/2044	1,074	1,378

U.S. Treasury Notes
1.500% due 02/15/2030 (e)	135,600	146,202
1.750% due 01/31/2023 (g)	2,250	2,344
2.000% due 04/30/2024 (g)	1,200	1,281
2.125% due 02/29/2024 (g)	1,017	1,088

U.S. Treasury STRIPS (b)
0.000% due 05/15/2044	2,800	2,007
0.000% due 08/15/2044	4,800	3,425
0.000% due 11/15/2044	4,700	3,337
0.000% due 05/15/2045	1,500	1,059
0.000% due 08/15/2046	1,500	1,042

Total U.S. Treasury Obligations (Cost $843,684)		1,061,501

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%

BAMLL Commercial Mortgage Securities Trust
1.755% due 04/15/2036 •	2,200	1,890
4.185% due 08/15/2046 ~	9,800	10,311

Bear Stearns Adjustable Rate Mortgage Trust
3.755% due 02/25/2033 ~	5	4
3.995% due 02/25/2034 ~	73	70
4.088% due 04/25/2033 ~	18	17
4.103% due 01/25/2034 ~	40	38

Bear Stearns ALT-A Trust
3.958% due 09/25/2035 ^~	299	223

Bear Stearns Mortgage Securities, Inc.
3.992% due 06/25/2030 ~	1	1

BWAY Mortgage Trust
3.454% due 03/10/2033	3,400	3,549

Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	2,822
3.815% due 04/10/2033 ~	2,600	2,510

Countrywide Alternative Loan Trust
1.127% due 05/25/2047 •	416	330
1.157% due 05/25/2035 •	344	284

Countrywide Home Loan Mortgage Pass-Through Trust
1.527% due 04/25/2035 •	62	56
1.587% due 03/25/2035 •	508	394

Credit Suisse First Boston Mortgage Securities Corp.
5.750% due 04/22/2033	43	45
6.500% due 04/25/2033	1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~	91	84

Credit Suisse Mortgage Capital Certificates
1.797% due 11/27/2036 •	2,251	2,251

Credit Suisse Mortgage Capital LLC
3.953% due 09/15/2037	10,000	10,137

DBWF Mortgage Trust
3.791% due 12/10/2036	7,300	7,411

HarborView Mortgage Loan Trust
1.190% due 05/19/2035 •	260	242
1.230% due 03/19/2036 ^•	298	241
3.957% due 07/19/2035 ^~	44	44

Impac CMB Trust
1.447% due 10/25/2035 •	1,514	1,273

JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	4,400	3,879

JPMorgan Mortgage Trust
3.983% due 07/25/2035 ~	103	95

96	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
4.418% due 07/11/2040 ~	$2,800	$2,916

Motel 6 Trust
1.625% due 08/15/2034 •	1,984	1,863

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	1,867	1,883

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.322% due 10/25/2035 ~	1,029	929

Residential Accredit Loans, Inc. Trust
1.247% due 08/25/2035 •	274	216
6.000% due 06/25/2036 ^	668	579

Sequoia Mortgage Trust
1.100% due 10/19/2026 •	7	7
1.123% due 07/20/2033 •	183	156
1.533% due 10/20/2027 •	2	2

Structured Adjustable Rate Mortgage Loan Trust
1.167% due 05/25/2037 •	766	658

Structured Asset Mortgage Investments Trust
1.167% due 05/25/2036 •	116	102
1.410% due 09/19/2032 •	5	5
1.590% due 10/19/2033 •	63	54

WaMu Mortgage Pass-Through Certificates Trust
1.207% due 11/25/2045 •	22	20
1.257% due 01/25/2045 •	309	277
2.484% due 08/25/2046 •	258	209
2.863% due 12/25/2046 •	402	334
2.966% due 02/25/2046 •	648	566
3.366% due 06/25/2042 •	13	11
3.366% due 08/25/2042 •	11	9

Worldwide Plaza Trust
3.526% due 11/10/2036	1,600	1,593

Total Non-Agency Mortgage-Backed Securities (Cost $62,831)		60,591

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.6%

Bear Stearns Asset-Backed Securities Trust
1.607% due 10/25/2032 •	$29	$29
1.947% due 11/25/2042 •	266	253

CIT Group Home Equity Loan Trust
1.487% due 06/25/2033 •	11	11

Credit-Based Asset Servicing & Securitization Trust
1.007% due 11/25/2036 •	13	6

ECMC Group Student Loan Trust
1.697% due 02/27/2068 •	769	733

LA Arena Funding LLC
7.656% due 12/15/2026	11	11

Massachusetts Educational Financing Authority
2.744% due 04/25/2038 •	147	146

MASTR Asset-Backed Securities Trust
1.772% due 10/25/2034 •	1,295	1,215

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	6,200	6,181

SLM Student Loan Trust
2.394% due 10/25/2029 •	900	878

Soundview Home Loan Trust
1.007% due 11/25/2036 •	156	55

Specialty Underwriting & Residential Finance Trust
1.747% due 10/25/2035 •	1,468	1,358

Washington Mutual Asset-Backed Certificates Trust
1.007% due 10/25/2036 •	93	41

Total Asset-Backed Securities (Cost $11,280)		10,917

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (d) 0.4%
		$2,420

Total Short-Term Instruments (Cost $2,420)		2,420

Total Investments in Securities (Cost $1,107,603)		1,344,587

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	16,211	159

Total Short-Term Instruments (Cost $160)		159

Total Investments in Affiliates (Cost $160)		159

Total Investments 198.5% (Cost $1,107,763)		$1,344,746

Financial Derivative Instruments (f)(h) 0.5% (Cost or Premiums, net $933)		3,541

Other Assets and Liabilities, net (99.0)%		(670,795)

Net Assets 100.0%		$677,492

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$2,420	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(2,472)	$2,420	$2,420

Total Repurchase Agreements						$(2,472)	$2,420	$2,420

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	97

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOM	1.730%	02/10/2020	04/09/2020	$(14,250)	$(14,285)
	1.730	02/14/2020	04/14/2020	(55,100)	(55,224)
	1.730	03/19/2020	04/09/2020	(43,347)	(43,374)
	1.730	03/30/2020	04/06/2020	(35,896)	(35,899)
BOS	1.710	03/19/2020	05/04/2020	(25,676)	(25,692)
BSN	1.690	01/10/2020	04/09/2020	(102,186)	(102,579)
	1.690	01/13/2020	04/13/2020	(20,558)	(20,635)
	1.690	03/23/2020	04/09/2020	(35,219)	(35,234)
JPS	1.720	03/18/2020	04/07/2020	(46,522)	(46,553)
RCY	0.940	03/20/2020	04/09/2020	(30,293)	(30,302)
SGY	(0.140)	03/31/2020	04/14/2020	(86,600)	(86,600)
	0.750	03/11/2020	06/09/2020	(122,499)	(122,553)

Total Reverse Repurchase Agreements					$(618,930)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
GSC	0.250%	03/31/2020	04/06/2020	$(8,735)	$(8,735)
UBS	1.710	02/14/2020	04/13/2020	(30,659)	(30,728)

Total Sale-Buyback Transactions					$(39,463)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(148,782)	$0	$(148,782)	$147,223	$(1,559)
BOS	0	(25,692)	0	(25,692)	25,856	164
BSN	0	(158,448)	0	(158,448)	157,126	(1,322)
FICC	2,420	0	0	2,420	(2,472)	(52)
JPS	0	(46,553)	0	(46,553)	45,654	(899)
RCY	0	(30,302)	0	(30,302)	29,709	(593)
SGY	0	(209,153)	0	(209,153)	206,475	(2,678)

Master Securities Forward Transaction Agreement
GSC	0	0	(8,735)	(8,735)	8,733	(2)
UBS	0	0	(30,728)	(30,728)	30,675	(53)

Total Borrowings and Other Financing Transactions	$2,420	$(618,930)	$(39,463)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(470,685)	$(148,245)	$0	$(618,930)

Total	$0	$(470,685)	$(148,245)	$0	$(618,930)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(39,463)	0	0	(39,463)

Total	$0	$(39,463)	$0	$0	$(39,463)

Total Borrowings	$0	$(510,148)	$(148,245)	$0	$(658,393)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(658,393)

98	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

(e)	Securities with an aggregate market value of $708,573 and cash of $1,679 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(610,337) at a weighted average interest rate of 2.061%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(18) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$111.000	05/22/2020	710	$1,420	$6	$1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.000	05/22/2020	106	212	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.125	05/22/2020	16	32	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.875	05/22/2020	2	4	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	110.750	05/22/2020	2	2	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.000	05/22/2020	789	789	7	31
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.250	05/22/2020	17	17	0	1
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.500	05/22/2020	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	147.500	05/22/2020	13	13	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.000	05/22/2020	61	61	1	5
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.500	05/22/2020	10	10	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	154.000	05/22/2020	28	28	0	2
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	157.000	05/22/2020	184	184	2	8
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	200.000	05/22/2020	394	394	381	6
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	200.000	05/22/2020	12	12	0	6
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	205.000	05/22/2020	264	264	2	95
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	208.000	05/22/2020	1	1	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	210.000	05/22/2020	346	346	3	97
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	215.000	05/22/2020	29	29	0	7
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	225.000	05/22/2020	4	4	0	1
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	260.000	05/22/2020	28	28	0	2
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	184.000	05/22/2020	590	590	5	1
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	188.000	05/22/2020	1,210	1,210	11	1

Total Purchased Options					$419	$266

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2020 Futures	$131.500	04/24/2020	216	$216	$(71)	$(13)
Call - CBOT U.S. Treasury 10-Year Note May 2020 Futures	135.500	04/24/2020	216	216	(104)	(726)

Total Written Options					$(175)	$(739)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2020	812	101,792	$478	$0	$(38)
U.S. Treasury 10-Year Note June Futures	06/2020	447	61,993	160	0	(63)

				$638	$0	$(101)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	99

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	834	(183,799)	$(3,109)	$26	$0
U.S. Treasury 10-Year Ultra June Futures	06/2020	2,005	(312,843)	(14,819)	658	0
U.S. Treasury 30-Year Bond June Futures	06/2020	1,059	(189,627)	(5,647)	1,419	0

				$(23,575)	$2,103	$0

Total Futures Contracts				$(22,937)	$2,103	$(101)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	3-Month USD-LIBOR	3.000%	Semi-Annual	02/04/2023	$	152,800	$(168)	$(7,954)	$(8,122)	$0	$(84)
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		94,500	1,476	(5,082)	(3,606)	4	0
Pay	3-Month USD-LIBOR	3.220	Semi-Annual	11/15/2028		15,000	(41)	3,439	3,398	0	(54)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		14,600	(31)	(1,242)	(1,273)	75	0
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		14,900	(42)	(295)	(337)	85	0
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		9,100	(396)	(82)	(478)	52	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		8,900	(36)	(3,289)	(3,325)	270	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		2,200	(16)	(641)	(657)	65	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		2,800	7	(555)	(548)	93	0

							$753	$(15,701)	$(14,948)	$644	$(138)

Total Swap Agreements							$753	$(15,701)	$(14,948)	$644	$(138)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$266	$2,103	$1,172	$3,541	$(739)	$(101)	$(138)	$(978)

(g)

Securities with an aggregate market value of $21,581 and cash of $1,503 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $528 for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450%	05/11/2020	181,100	$ 474	$7,444

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	$	60.000	05/06/2020	20,000	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2050		67.500	05/06/2020	20,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050		73.000	05/06/2020	20,000	1	0

						$3	$0

Total Purchased Options						$477	$7,444

100	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,100	$(145)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510%	05/11/2020	36,700	$(396)	$(6,466)

Total Written Options							$(541)	$(6,466)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
MYC	$0	$7,444	$0	$7,444	$0	$(6,466)	$0	$(6,466)	$978	$(1,184)	$(206)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$266	$266
Futures	0	0	0	0	2,103	2,103
Swap Agreements	0	0	0	0	1,172	1,172

	$0	$0	$0	$0	$3,541	$3,541

Over the counter
Purchased Options	$0	$0	$0	$0	$7,444	$7,444

	$0	$0	$0	$0	$10,985	$10,985

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$739	$739
Futures	0	0	0	0	101	101
Swap Agreements	0	0	0	0	138	138

	$0	$0	$0	$0	$978	$978

Over the counter
Written Options	$0	$0	$0	$0	$6,466	$6,466

	$0	$0	$0	$0	$7,444	$7,444

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	101

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$374	$374
Written Options	0	0	0	0	241	241
Futures	0	0	0	0	(40,552)	(40,552)
Swap Agreements	0	0	0	0	(31,058)	(31,058)

	$0	$0	$0	$0	$(70,995)	$(70,995)

Over the counter
Purchased Options	$0	$0	$0	$0	$(2,064)	$(2,064)
Written Options	0	0	0	0	1,074	1,074

	$0	$0	$0	$0	$(990)	$(990)

	$0	$0	$0	$0	$(71,985)	$(71,985)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(148)	$(148)
Written Options	0	0	0	0	(572)	(572)
Futures	0	0	0	0	(17,600)	(17,600)
Swap Agreements	0	0	0	0	(6,173)	(6,173)

	$0	$0	$0	$0	$(24,493)	$(24,493)

Over the counter
Purchased Options	$0	$0	$0	$0	$8,029	$8,029
Written Options	0	0	0	0	(6,435)	(6,435)

	$0	$0	$0	$0	$1,594	$1,594

	$0	$0	$0	$0	$(22,899)	$(22,899)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,252	$0	$8,252
Industrials	0	8,288	0	8,288
U.S. Government Agencies	0	192,618	0	192,618
U.S. Treasury Obligations	0	1,061,501	0	1,061,501
Non-Agency Mortgage-Backed Securities	0	60,591	0	60,591
Asset-Backed Securities	0	10,917	0	10,917
Short-Term Instruments
Repurchase Agreements	0	2,420	0	2,420

	$0	$1,344,587	$0	$1,344,587

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$159	$0	$0	$159

Total Investments	$159	$1,344,587	$0	$1,344,746

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,103	$910	$0	$3,013
Over the counter	0	7,444	0	7,444

	$2,103	$8,354	$0	$10,457

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(101)	(877)	0	(978)
Over the counter	0	(6,466)	0	(6,466)

	$(101)	$(7,343)	$0	$(7,444)

Total Financial Derivative Instruments	$2,002	$1,011	$0	$3,013

Totals	$2,161	$1,345,598	$0	$1,347,759

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

102	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Moderate Duration Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.7%

CORPORATE BONDS & NOTES 41.0%

BANKING & FINANCE 25.3%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$4,400	$3,555

Air Lease Corp.
3.500% due 01/15/2022		3,246	2,960

Ambac LSNI LLC
6.450% due 02/12/2023 •		3,518	3,368

American Express Co.
2.750% due 05/20/2022		3,700	3,780

American Honda Finance Corp.
2.142% (US0003M + 0.450%) due 02/15/2022 ~		4,600	4,421

American International Group, Inc.
3.750% due 07/10/2025		1,400	1,404

American Tower Corp.
2.800% due 06/01/2020		100	99
3.375% due 05/15/2024		4,400	4,429

AvalonBay Communities, Inc.
2.950% due 05/11/2026		100	100
3.200% due 01/15/2028		2,200	2,193

Aviation Capital Group LLC
3.875% due 05/01/2023		5,000	4,678
4.125% due 08/01/2025		3,300	2,845

Bank of America Corp.
2.104% (US0003M + 0.790%) due 03/05/2024 ~		3,900	3,655
3.499% due 05/17/2022 •		2,000	2,024

Bank of Ireland
7.375% due 06/18/2020 •(d)(e)	EUR	2,622	2,796

Barclays Bank PLC
7.625% due 11/21/2022 (e)		$3,300	3,378
10.179% due 06/12/2021		1,500	1,595

Barclays PLC
1.500% due 09/03/2023	EUR	3,100	3,288
3.122% (US0003M + 1.430%) due 02/15/2023 ~		$4,300	4,050
3.125% due 01/17/2024	GBP	700	849
3.844% (US0003M + 2.110%) due 08/10/2021 ~		$4,800	4,637
4.610% due 02/15/2023 •		4,300	4,379
8.000% due 12/15/2020 •(d)(e)	EUR	1,000	1,053

BGC Partners, Inc.
5.375% due 07/24/2023		$2,000	2,002

BPCE S.A.
4.000% due 09/12/2023		4,300	4,421

Capital One Financial Corp.
2.220% (US0003M + 0.450%) due 10/30/2020 ~		3,400	3,348
2.400% due 10/30/2020		3,400	3,393

CIT Group, Inc.
4.125% due 03/09/2021		700	693

Citibank N.A.
2.295% (US0003M + 0.600%) due 05/20/2022 ~		3,300	3,190
2.844% due 05/20/2022 •		4,400	4,409
3.650% due 01/23/2024		2,600	2,729

Citigroup, Inc.
2.350% due 08/02/2021		6,000	5,999
2.700% due 10/27/2022		3,300	3,326
2.750% due 04/25/2022		4,100	4,125
2.754% (US0003M + 0.960%) due 04/25/2022 ~		4,100	4,015

Cooperatieve Rabobank UA
2.224% (US0003M + 0.430%) due 04/26/2021 ~		4,100	3,917
5.500% due 06/29/2020 •(d)(e)	EUR	2,300	2,441
6.625% due 06/29/2021 •(d)(e)		1,800	1,905

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		$2,900	2,899
3.450% due 04/16/2021		3,000	3,020
3.800% due 09/15/2022		3,900	3,970

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.109% (US0003M + 2.290%) due 04/16/2021 ~		$4,700	$4,703

Danske Bank A/S
5.000% due 01/12/2022		3,600	3,689

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	3,200	3,495
2.617% (US0003M + 0.815%) due 01/22/2021 ~		$4,000	3,854
2.818% (US0003M + 0.970%) due 07/13/2020 ~		3,600	3,548
3.950% due 02/27/2023		800	796
3.961% due 11/26/2025 •		8,300	7,690

Dexia Credit Local S.A.
2.500% due 01/25/2021		6,800	6,887

Digital Realty Trust LP
4.450% due 07/15/2028		3,200	3,415

FCE Bank PLC
1.875% due 06/24/2021	EUR	600	612

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •		3,300	3,206
0.017% due 05/14/2021 •		3,200	3,319
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$3,300	3,135
2.710% (US0003M + 0.810%) due 04/05/2021 ~		700	648
3.200% due 01/15/2021		2,400	2,331

GE Capital UK Funding Unlimited Co.
5.125% due 05/24/2023	GBP	2,000	2,630

General Motors Financial Co., Inc.
0.177% due 03/26/2022 •	EUR	3,300	3,419
2.450% due 11/06/2020		$200	194
3.200% due 07/13/2020		8,900	8,875
3.700% due 11/24/2020		500	495
4.200% due 11/06/2021		3,600	3,425

GLP Capital LP
5.250% due 06/01/2025		2,600	2,424

Goldman Sachs Group, Inc.
2.433% (US0003M + 0.750%) due 02/23/2023 ~		2,000	1,919
2.862% (US0003M + 1.170%) due 05/15/2026 ~		1,700	1,564
3.500% due 01/23/2025		1,600	1,643

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		3,400	3,458

HSBC Holdings PLC
3.239% (US0003M + 2.240%) due 03/08/2021 ~		3,800	3,779
3.400% due 03/08/2021		400	402
5.100% due 04/05/2021		300	307

ING Groep NV
4.100% due 10/02/2023		4,000	4,112

International Lease Finance Corp.
8.625% due 01/15/2022		2,200	2,135

Intesa Sanpaolo SpA
3.250% due 09/23/2024		3,500	3,270

Jackson National Life Global Funding
3.300% due 06/11/2021		3,900	3,994

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		2,700	2,634
2.696% (US0003M + 0.890%) due 07/23/2024 ~		800	722
3.060% (US0003M + 1.480%) due 03/01/2021 ~		4,200	4,212
3.514% due 06/18/2022 •		4,000	4,063

KEB Hana Bank
3.375% due 01/30/2022		3,600	3,729

Kilroy Realty LP
3.800% due 01/15/2023		800	815

Lloyds Banking Group PLC
1.953% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	4,400	2,627
4.000% due 03/07/2025		50	33
7.625% due 06/27/2023 •(d)(e)	GBP	400	422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
3.535% due 07/26/2021		$4,000	$4,059

Morgan Stanley
3.737% due 04/24/2024 •		3,900	4,021
3.875% due 01/27/2026		425	460

Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,305

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020		1,600	1,591

Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~		2,700	2,688

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		500	452
5.500% due 02/15/2024		3,500	3,020

Physicians Realty LP
4.300% due 03/15/2027		500	467

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		4,600	4,774

Raymond James Financial, Inc.
4.650% due 04/01/2030		1,900	1,991

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	3,600	3,943
8.625% due 08/15/2021 •(d)(e)		$4,000	3,921

Santander Holdings USA, Inc.
3.244% due 10/05/2026		4,200	3,759

Santander UK Group Holdings PLC
3.125% due 01/08/2021		500	499

Santander UK PLC
3.750% due 11/15/2021		4,300	4,188

Service Properties Trust
4.250% due 02/15/2021		2,500	2,378

Skandinaviska Enskilda Banken AB
3.250% due 05/17/2021		3,400	3,423

SL Green Operating Partnership LP
3.250% due 10/15/2022		2,148	2,140

Springleaf Finance Corp.
8.250% due 12/15/2020		1,700	1,712

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		3,800	3,693

Svenska Handelsbanken AB
3.350% due 05/24/2021		3,500	3,543

Synchrony Bank
3.650% due 05/24/2021		3,500	3,458

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	1,373	2,122

Toronto-Dominion Bank
3.350% due 10/22/2021		$4,300	4,441

U.S. Bank N.A.
3.150% due 04/26/2021		4,100	4,135

UBS AG
5.125% due 05/15/2024 (e)		5,800	5,858
7.625% due 08/17/2022 (e)		250	258

UBS Group AG
3.000% due 04/15/2021		4,200	4,209
4.125% due 09/24/2025		100	104

UniCredit SpA
7.830% due 12/04/2023		7,800	8,340

United Overseas Bank Ltd.
2.286% (US0003M + 0.480%) due 04/23/2021 ~		6,000	5,801

Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	3,200	3,482

Washington Prime Group LP
6.450% due 08/15/2024		$2,200	1,306

Wells Fargo & Co.
2.625% due 07/22/2022		4,200	4,255
3.550% due 09/29/2025		3,600	3,805
3.750% due 01/24/2024		3,500	3,712

Wells Fargo Bank N.A.
2.897% due 05/27/2022 •		4,500	4,526
3.625% due 10/22/2021		1,900	1,954

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	103

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Welltower, Inc.
3.750% due 03/15/2023		$250	$252

			366,013

INDUSTRIALS 12.1%

AbbVie, Inc.
2.600% due 11/21/2024		3,600	3,665
3.375% due 11/14/2021		4,100	4,182

BAT Capital Corp.
2.764% due 08/15/2022		4,200	4,142

Bayer U.S. Finance LLC
3.875% due 12/15/2023		5,400	5,536
4.250% due 12/15/2025		4,100	4,269

BMW Finance NV
2.250% due 08/12/2022		3,800	3,641

Bristol-Myers Squibb Co.
2.875% due 08/15/2020		3,100	3,111

Broadcom Corp.
2.200% due 01/15/2021		2,400	2,369
3.000% due 01/15/2022		731	725

Broadcom, Inc.
3.625% due 10/15/2024		3,800	3,737

Campbell Soup Co.
3.300% due 03/15/2021		4,100	4,091

Canadian Pacific Railway Co.
4.500% due 01/15/2022		2,950	3,035

Charter Communications Operating LLC
4.464% due 07/23/2022		3,900	4,033

Conagra Brands, Inc.
3.250% due 09/15/2022		1,800	1,735

Constellation Brands, Inc.
2.250% due 11/06/2020		2,100	2,088

Continental Airlines Pass-Through Trust
8.048% due 05/01/2022		5	4

Continental Resources, Inc.
5.000% due 09/15/2022		894	555

CVS Health Corp.
2.800% due 07/20/2020		3,300	3,301
3.700% due 03/09/2023		4,100	4,273

D.R. Horton, Inc.
4.750% due 02/15/2023		600	605

Daimler Finance North America LLC
2.300% due 02/12/2021		6,800	6,630
3.400% due 02/22/2022		3,700	3,599
3.700% due 05/04/2023		2,150	2,098

Dell International LLC
4.420% due 06/15/2021		2,100	2,123
5.450% due 06/15/2023		2,000	2,055

Dominion Energy Gas Holdings LLC
2.500% due 11/15/2024		2,608	2,539

eBay, Inc.
2.600% due 07/15/2022		1,100	1,104

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~		900	878

ERAC USA Finance LLC
2.700% due 11/01/2023		3,245	3,081

General Electric Co.
0.375% due 05/17/2022	EUR	1,400	1,481

General Mills, Inc.
3.150% due 12/15/2021		$1,000	1,013

Hewlett Packard Enterprise Co.
2.620% (US0003M + 0.720%) due 10/05/2021 ~		4,000	3,768

Imperial Brands Finance PLC
3.125% due 07/26/2024		3,600	3,526

Japan Tobacco, Inc.
2.000% due 04/13/2021		4,400	4,391

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		3,400	3,442
4.057% due 05/25/2023		2,100	2,190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~	$1,300	$1,230

Laboratory Corp. of America Holdings
3.200% due 02/01/2022	1,700	1,715

Marriott International, Inc.
2.125% due 10/03/2022	3,800	3,424

Mylan NV
3.150% due 06/15/2021	900	892
3.950% due 06/15/2026	4,300	4,304

Oracle Corp.
2.800% due 04/01/2027 (a)	2,300	2,348

Origin Energy Finance Ltd.
5.450% due 10/14/2021	1,166	1,208

PayPal Holdings, Inc.
2.650% due 10/01/2026	3,800	3,732

Penske Truck Leasing Co. LP
4.125% due 08/01/2023	2,000	2,069

Pernod Ricard S.A.
4.450% due 01/15/2022	2,700	2,776

Philip Morris International, Inc.
2.375% due 08/17/2022	1,600	1,632

Pioneer Natural Resources Co.
3.950% due 07/15/2022	1,600	1,543

Ryder System, Inc.
2.875% due 06/01/2022	3,700	3,714

Siemens Financieringsmaatschappij NV
3.125% due 03/16/2024	1,600	1,644

Southern Co.
2.350% due 07/01/2021	3,100	3,110
2.950% due 07/01/2023	3,200	3,224

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,463	1,461

Suntory Holdings Ltd.
2.250% due 10/16/2024	3,800	3,836

Syngenta Finance NV
3.698% due 04/24/2020	3,300	3,294

Takeda Pharmaceutical Co. Ltd.
4.400% due 11/26/2023	4,300	4,534

Telefonica Emisiones S.A.
5.134% due 04/27/2020	200	200

Teva Pharmaceutical Finance Netherlands BV
6.000% due 04/15/2024	3,400	3,362

Time Warner Cable LLC
4.000% due 09/01/2021	1,500	1,504

Tyson Foods, Inc.
4.500% due 06/15/2022	760	786

Volkswagen Group of America Finance LLC
2.477% (US0003M + 0.770%) due 11/13/2020 ~	3,600	3,555
2.653% (US0003M + 0.940%) due 11/12/2021 ~	3,600	3,524
3.875% due 11/13/2020	5,900	5,882

Westinghouse Air Brake Technologies Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~	900	874

Wyndham Hotels & Resorts, Inc.
5.375% due 04/15/2026	1,500	1,315

		175,707

UTILITIES 3.6%

AEP Texas, Inc.
3.950% due 06/01/2028	1,800	1,887

Ameren Corp.
2.500% due 09/15/2024	2,100	2,046

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~	4,000	3,885
4.350% due 03/01/2029	3,700	3,987

Baltimore Gas & Electric Co.
3.500% due 11/15/2021	700	697

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030	$2,500	$2,660

Duke Energy Corp.
2.204% (US0003M + 0.500%) due 05/14/2021 ~	3,300	3,266

Jersey Central Power & Light Co.
4.700% due 04/01/2024	2,900	3,099

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	4,600	4,526
2.900% due 04/01/2022	2,000	2,020
3.200% due 02/25/2022	3,700	3,748

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	1,400	1,428

Rio Oil Finance Trust
9.250% due 07/06/2024	557	550

Tampa Electric Co.
2.600% due 09/15/2022	1,800	1,775

Telstra Corp. Ltd.
4.800% due 10/12/2021	1,700	1,753

Verizon Communications, Inc.
3.376% due 02/15/2025	7,646	8,216

Vodafone Group PLC
3.750% due 01/16/2024	3,300	3,443

Wisconsin Power & Light Co.
2.250% due 11/15/2022	2,500	2,524

		51,510

Total Corporate Bonds & Notes (Cost $600,524)		593,230

U.S. GOVERNMENT AGENCIES 42.4%

Fannie Mae
1.397% due 06/25/2049 •	6,598	6,561
1.687% due 07/25/2037 •	179	176
2.105% due 09/25/2046 •	1,898	1,910
2.310% due 08/01/2022	198	203
3.160% due 06/01/2029	17,500	19,872
3.253% due 10/01/2044 •	19	18
3.399% due 04/01/2027 •	1	1
3.538% due 03/01/2034 •	13	13
3.674% due 02/01/2035 •	14	15
3.700% due 02/01/2037 •	2	3
4.140% due 05/01/2037 •	5	5
4.230% due 05/01/2038 •	1,204	1,220
4.315% due 10/01/2037 •	6	6
4.565% due 05/01/2037 •	2	2
4.596% due 06/01/2035 •	684	692
4.632% due 06/01/2036 •	7	7
5.000% due 01/01/2027 •	1	1
5.262% due 12/25/2042 ~	97	107
6.500% due 06/25/2021 - 06/25/2044	19,660	22,980
7.000% due 09/01/2031	3	3
7.500% due 07/25/2041	4	5
8.000% due 12/15/2024	2	2

Fannie Mae, TBA
3.000% due 06/01/2040	52,444	54,806

Freddie Mac
1.205% due 10/15/2040 •	2,455	2,433
1.305% due 12/15/2037 •	84	84
4.000% due 10/01/2047 - 11/01/2048	19,695	21,053
4.500% due 11/01/2029 - 05/01/2036	2,475	2,699
4.829% due 05/01/2037 •	7	7
5.000% due 10/01/2033 - 07/01/2041	62	69
5.114% due 05/01/2035 •	23	24
5.500% due 10/01/2021 - 07/01/2038	263	298
6.000% due 10/01/2022 - 11/01/2037	113	130
6.500% due 12/01/2021 - 07/25/2043	21	25
7.000% due 01/01/2033	7	8
8.500% due 04/15/2025	29	34

104	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
2.112% due 04/20/2065 •	$2,439	$2,416
2.262% due 08/20/2065 •	2,986	2,938
3.125% (H15T1Y + 1.500%) due 11/20/2025 ~	2	2
3.250% due 07/20/2034 •	19	20
3.487% due 06/20/2067 •	2,300	2,301
3.500% due 10/15/2047	1,653	1,761
3.625% due 11/20/2034 •	2	2
3.875% due 06/20/2032 •	1	1
4.000% due 03/20/2028 •	61	62
4.000% due 10/20/2044 - 09/20/2049	25,132	27,081
4.500% due 06/20/2048 - 02/20/2049	21,823	23,252
5.000% due 01/20/2049 - 06/20/2049	16,185	17,264
5.500% due 11/20/2032	4,122	4,354
5.750% due 08/20/2037	20	24
6.500% due 01/20/2034 - 08/20/2034	11	13
7.000% due 07/15/2031 - 12/15/2032	11	13

Ginnie Mae, TBA
4.000% due 04/01/2050 - 05/01/2050	78,980	83,928
4.500% due 04/01/2050 - 05/01/2050	36,700	38,963
5.000% due 04/01/2050 - 05/01/2050	33,315	35,460

Small Business Administration
4.340% due 03/01/2024	4	4
4.750% due 07/01/2025	1,054	1,110
5.130% due 09/01/2023	1	1

Uniform Mortgage-Backed Security
3.500% due 05/01/2049 - 08/01/2049	2,761	2,956
4.000% due 03/01/2029 - 11/01/2048	68,823	73,688
4.500% due 05/01/2023 - 07/01/2042	721	781
5.000% due 07/01/2029 - 04/01/2039	1,257	1,394
5.500% due 09/01/2024 - 07/01/2041	6,019	6,793
6.000% due 01/01/2021 - 10/01/2040	436	498
7.500% due 01/01/2031 - 08/01/2032	3	5
8.000% due 08/01/2031	1	2

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050	33,400	34,560
3.000% due 05/01/2050	48,956	51,268
4.000% due 05/01/2050	61,000	65,116
5.500% due 05/01/2050	1,000	1,095

Total U.S. Government Agencies (Cost $592,381)		614,598

U.S. TREASURY OBLIGATIONS 11.9%

U.S. Treasury Bonds
2.000% due 02/15/2050	7,700	8,947
2.750% due 11/15/2042 (k)	1,900	2,455
3.125% due 02/15/2043	1,700	2,326

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2021 (i)	28,623	28,041
0.375% due 07/15/2023)	11,084	11,152
0.625% due 01/15/2026 (i)	13,352	13,799
0.750% due 07/15/2028	34,527	36,974
0.750% due 02/15/2042	3,310	3,710
0.750% due 02/15/2045	767	877
0.875% due 01/15/2029	14,710	16,001
0.875% due 02/15/2047	5,022	5,983
1.000% due 02/15/2048	3,975	4,900
1.000% due 02/15/2049	6,765	8,423
1.375% due 02/15/2044 (i)(k)	4,759	6,111

U.S. Treasury Notes
1.750% due 09/30/2022 (k)	1,402	1,455
1.750% due 06/30/2024 (i)(k)	9,000	9,533

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 07/31/2022 (i)(k)		$8,227	$8,535
2.000% due 08/31/2021 (i)(k)		800	820
2.000% due 07/31/2022 (i)(k)		1,200	1,250
2.000% due 11/30/2022 (k)		315	329

Total U.S. Treasury Obligations (Cost $161,334)			171,621

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.2%

Adjustable Rate Mortgage Trust
4.342% due 10/25/2035 ^~		29	26

American Home Mortgage Investment Trust
3.533% due 02/25/2045 •		175	170

Banc of America Funding Trust
1.013% due 05/20/2035 •		1,252	1,205
4.365% due 02/20/2036 ~		128	111
4.411% due 05/25/2035 ~		1,821	1,716

Banc of America Mortgage Trust
3.875% due 02/25/2034 ~		29	26

BANK
3.071% due 08/15/2061		3,000	3,184

Bear Stearns Adjustable Rate Mortgage Trust
3.724% due 01/25/2035 ~		26	23
3.755% due 02/25/2033 ~		10	8
3.995% due 02/25/2034 ~		21	20
4.002% due 02/25/2033 ~		6	5
4.016% due 04/25/2033 ~		6	6
4.317% due 10/25/2036 ^~		387	356
4.321% due 07/25/2034 ~		19	16

Bear Stearns ALT-A Trust
1.487% due 08/25/2035 •		1,054	1,020
3.762% due 10/25/2035 ^~		1,711	1,470
3.882% due 05/25/2035 ~		747	676
3.958% due 09/25/2035 ^~		279	208
4.544% due 10/25/2033 ~		5	4

Chase Mortgage Finance Trust
3.869% due 03/25/2037 ^~		446	393
4.608% due 02/25/2037 ~		112	98

Citicorp Mortgage Securities Trust
5.500% due 12/25/2036		239	246

Citigroup Mortgage Loan Trust
4.023% due 03/25/2034 ~		20	19

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •		1,010	969

CitiMortgage Alternative Loan Trust
1.597% due 12/25/2036 •		1,840	1,440

Countrywide Alternative Loan Trust
1.487% due 08/25/2035 •		2,687	1,615
2.966% due 12/25/2035 •		42	35

Countrywide Home Loan Mortgage Pass-Through Trust
1.527% due 04/25/2035 •		46	41
3.744% due 02/20/2035 ~		212	197
3.826% due 11/25/2034 ~		323	293
3.866% due 03/25/2034 ~		422	368

Credit Suisse First Boston Mortgage Securities Corp.
2.383% due 03/25/2032 ~		12	10

Eurohome UK Mortgages PLC
0.656% due 06/15/2044 •	GBP	1,140	1,336

Eurosail PLC
0.647% due 12/15/2044 •		106	129
0.656% due 03/13/2045 •		2,876	3,418

GSMSC Pass-Through Trust
5.500% due 10/26/2035 ~		$417	377

GSR Mortgage Loan Trust
4.098% due 09/25/2035 ~		418	395
4.398% due 09/25/2035 ~		38	37

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	13,217	16,154

IndyMac Adjustable Rate Mortgage Trust
3.699% due 01/25/2032 ~		$21	18

IndyMac Mortgage Loan Trust
1.197% due 02/25/2037 •		8,097	5,418

JPMorgan Chase Commercial Mortgage Securities Trust
2.155% due 12/15/2031 •		4,600	4,492

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
3.650% due 02/25/2034 ~		$21	$19

MASTR Reperforming Loan Trust
8.000% due 07/25/2035		113	107

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.565% due 08/15/2032 •		58	50

Morgan Stanley Mortgage Loan Trust
3.798% due 06/25/2036 ~		60	55

MortgageIT Trust
1.227% due 10/25/2035 •		409	383

Nomura Resecuritization Trust
1.827% due 12/26/2035 •		1,344	1,333

Prime Mortgage Trust
1.347% due 02/25/2034 •		42	39

Residential Funding Mortgage Securities, Inc. Trust
4.226% due 09/25/2035 ^~		206	147
4.627% due 09/25/2035 ~		303	209

Resloc UK PLC
0.647% due 12/15/2043 •	GBP	1,123	1,270

Structured Adjustable Rate Mortgage Loan Trust
3.685% due 02/25/2037 ^~		$1,815	1,419
3.952% due 07/25/2034 ~		97	86

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		430	375
1.147% due 08/25/2036 •		97	146
1.590% due 10/19/2033 •		16	14

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	6,482	7,885

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		7,120	8,591

Trinity Square PLC
1.875% due 07/15/2051 •		2,261	2,761

WaMu Mortgage Pass-Through Certificates Trust
1.237% due 10/25/2045 •		$209	192
3.333% due 12/25/2036 ^~		1,356	1,136
3.902% due 02/25/2037 ^~		1,611	1,392

Total Non-Agency Mortgage-Backed Securities (Cost $76,827)			75,357

ASSET-BACKED SECURITIES 7.9%

CARDS Trust
1.055% due 04/17/2023 •		3,300	3,297
3.047% due 04/17/2023		3,300	3,290

Centex Home Equity Loan Trust
5.170% due 09/25/2034 þ		1	1

Chapel BV
0.000% due 07/17/2066 •	EUR	318	351

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •		$1,848	1,797

Citigroup Mortgage Loan Trust
1.107% due 12/25/2036 •		432	263
1.567% due 12/25/2035 •		82	82

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.892% due 10/25/2034 •		3,000	2,777

CLNC FL1 Ltd.
2.000% due 08/20/2035 •		3,900	3,634

Countrywide Asset-Backed Certificates
1.087% due 06/25/2035 •		421	334
1.207% due 12/25/2036 ^•		1,200	1,071
1.347% due 06/25/2036 •		8,500	7,963

Countrywide Asset-Backed Certificates Trust
1.087% due 03/25/2037 •		213	189
1.952% due 08/25/2035 •		312	308

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		4,000	3,970

Crown Point CLO Ltd.
2.776% due 07/17/2028 •		4,000	3,846

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		3,300	3,206

Figueroa CLO Ltd.
2.731% due 01/15/2027 •		1,512	1,508

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	105

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Auto Owner Trust
2.030% due 12/15/2027	$2,500	$2,506

Fremont Home Loan Trust
1.217% due 02/25/2036 •	1,000	717
1.737% due 12/25/2029 •	29	25

GSAMP Trust
1.337% due 01/25/2036 •	5,293	5,135
1.697% due 01/25/2034 •	2,673	2,376
2.597% due 10/25/2034 •	38	36

Hertz Fleet Lease Funding LP
1.363% due 05/10/2032 •	3,476	3,453

JPMorgan Mortgage Acquisition Trust
1.207% due 06/25/2037 •	11,500	10,970

KVK CLO Ltd.
2.738% due 01/14/2028 •	3,000	2,930

LMREC, Inc.
1.909% due 02/22/2032 •	142	139

LoanCore Issuer Ltd.
1.835% due 05/15/2028 •	3,300	3,118

LP Credit Card ABS Master Trust
3.189% due 08/20/2024 •	2,950	2,851

MASTR Specialized Loan Trust
1.207% due 02/25/2036 •	490	463
1.207% due 06/25/2046 •	566	502
1.317% due 01/25/2037 •	300	155

MidOcean Credit CLO
2.631% due 04/15/2027 •	2,855	2,805

Morgan Stanley ABS Capital, Inc. Trust
1.877% due 11/25/2034 •	1,849	1,787

Morgan Stanley Capital, Inc. Trust
1.127% due 03/25/2036 •	43	35

Navient Private Education Refi Loan Trust
2.180% due 08/15/2068	2,955	2,954

Ownit Mortgage Loan Trust
1.547% due 10/25/2036 ^•	4,861	4,114

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.747% due 12/25/2034 •	1,352	1,206

Penarth Master Issuer PLC
1.062% due 09/18/2022 •	4,000	3,959

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	927	229

Residential Asset Mortgage Products Trust
1.307% due 02/25/2036 •	1,000	810
1.387% due 12/25/2035 •	574	464

Residential Asset Securities Corp. Trust
1.187% due 10/25/2036 •	2,391	2,180

Securitized Term Auto Receivables Trust
3.060% due 02/25/2021	167	167

SLM Student Loan Trust
2.344% due 04/27/2026 •	338	338

Soundview Home Loan Trust
1.622% due 06/25/2035 •	1,126	1,079

Starwood Commercial Mortgage Trust
1.785% due 07/15/2038 •	3,000	2,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
1.847% due 05/25/2035 •		$2,500	$2,279

Structured Asset Securities Corp. Mortgage Loan Trust
1.157% due 02/25/2037 •		2,107	1,964
1.952% due 11/25/2035 •		500	441

Tralee CLO Ltd.
2.929% due 10/20/2028 •		4,000	3,853

Venture CDO Ltd.
2.711% due 04/15/2027 •		3,400	3,312

Wells Fargo Home Equity Asset-Backed Securities Trust
1.197% due 07/25/2036 •		36	36

Westlake Automobile Receivables Trust
2.980% due 01/18/2022		948	947

Z Capital Credit Partners CLO Ltd.
2.793% due 07/16/2027 •		3,500	3,411

Total Asset-Backed Securities (Cost $112,685)			114,409

SOVEREIGN ISSUES 3.6%

Israel Government International Bond
2.750% due 07/03/2030 (a)		4,100	4,100

Japan Bank for International Cooperation
2.375% due 07/21/2022		3,700	3,837

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		5,300	5,772

Province of Ontario
3.150% due 06/02/2022	CAD	3,100	2,306
4.000% due 06/02/2021		2,000	1,475

Province of Quebec
3.500% due 07/29/2020		$600	605
3.500% due 12/01/2022	CAD	600	454
4.250% due 12/01/2021		10,600	7,960
4.500% due 12/01/2020		900	656

Provincia de Buenos Aires
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	4,288	25

Qatar Government International Bond
3.375% due 03/14/2024		$4,300	4,389
3.875% due 04/23/2023		3,600	3,713

Spain Government International Bond
0.600% due 10/31/2029	EUR	8,400	9,245
1.450% due 04/30/2029		4,200	4,982
1.850% due 07/30/2035		2,500	3,081

Total Sovereign Issues (Cost $56,679)			52,600

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(d)(e)		2,200,000	$2,377

Farm Credit Bank of Texas
10.000% due 06/15/2020 (d)(f)		4,000	4,038

Total Preferred Securities (Cost $6,719)			6,415

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (g) 0.3%
			3,908

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	269	2

Total Short-Term Instruments (Cost $3,911)			3,910

Total Investments in Securities (Cost $1,611,060)			1,632,140

		SHARES
INVESTMENTS IN AFFILIATES 11.9%

SHORT-TERM INSTRUMENTS 11.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.9%

PIMCO Short Asset Portfolio		9,327,502	90,560

PIMCO Short-Term Floating NAV Portfolio III		8,318,169	81,693

Total Short-Term Instruments (Cost $175,108)			172,253

Total Investments in Affiliates (Cost $175,108)			172,253

Total Investments 124.6% (Cost $1,786,168)			$1,804,393

Financial Derivative Instruments (h)(j) 0.8% (Cost or Premiums, net $(5,252))			11,380

Other Assets and Liabilities, net (25.4)%			(367,151)

Net Assets 100.0%			$1,448,622

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.

106	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	06/15/2020	09/30/2010	$ 4,120	$4,038	0.28%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$3,908	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(3,989)	$3,908	$3,908

Total Repurchase Agreements						$(3,989)	$3,908	$3,908

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (15.4)%
Freddie Mac, TBA	4.000%	04/01/2050	$3,000	$(3,165)	$(3,205)
Ginnie Mae, TBA	4.000	05/01/2050	28,900	(30,851)	(30,733)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	138,238	(147,532)	(147,566)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2050	39,200	(41,172)	(42,170)

Total Short Sales (15.4)%				$(222,720)	$(223,674)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$3,908	$0	$0	$3,908	$(3,989)	$(81)

Total Borrowings and Other Financing Transactions	$3,908	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(105,393) at a weighted average interest rate of 2.077%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	$113.000	05/22/2020	1,747	$1,747	$15	$68
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	1,604	1,604	14	75
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	120.000	05/22/2020	794	794	7	37
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	196.000	05/22/2020	677	677	6	413

Total Purchased Options					$42	$593

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	107

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 113.500 on Euro-Schatz June 2020 Futures(1)	05/2020	65	$	1	$1	$1	$0
Euro-BTP Italy Government Bond June Futures	06/2020	683		106,521	(5,218)	0	(1,785)
Euro-Buxl 30-Year Bond June Futures	06/2020	16		3,704	(140)	40	(81)
U.S. Treasury 2-Year Note June Futures	06/2020	383		84,407	1,214	0	(12)
U.S. Treasury 5-Year Note June Futures	06/2020	4,380		549,074	19,049	0	(212)
U.S. Treasury 10-Year Note June Futures	06/2020	2,570		356,427	17,067	0	(370)

					$31,973	$41	$(2,460)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2020	38	$	(10,521)	$19	$1	$(1)
3-Month Euribor September Futures	09/2020	38		(10,519)	25	1	0
Euro-Bund 10-Year Bond June Futures	06/2020	4		(761)	9	5	(4)
U.S. Treasury 30-Year Bond June Futures	06/2020	908		(162,589)	(11,669)	1,492	0

					$(11,616)	$1,499	$(5)

Total Futures Contracts					$20,357	$1,540	$(2,465)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2020	4.518%	$	3,900	$22	$(118)	$(96)	$0	$(5)
General Electric Co.	1.000	Quarterly	12/20/2023	1.948		1,900	(85)	22	(63)	11	0
General Electric Co.	1.000	Quarterly	06/20/2024	2.039		1,200	(2)	(47)	(49)	9	0
General Electric Co.	1.000	Quarterly	12/20/2024	2.153		600	(10)	(20)	(30)	4	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.717		11,900	182	(154)	28	13	0

							$107	$(317)	$(210)	$37	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023		$220,100	$(3,948)	$3,525	$(423)	$397	$0
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024		32,800	(528)	549	21	73	0
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023	EUR	19,600	(347)	213	(134)	28	0

						$(4,823)	$4,287	$(536)	$498	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.800%	Semi-Annual	08/22/2023		$24,700	$(551)	$2,537	$1,986	$21	$0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	4,000	42	(126)	(84)	0	(5)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		3,100	76	(249)	(173)	0	(11)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		9,900	182	(1,621)	(1,439)	0	(42)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	6,010,000	(341)	(819)	(1,160)	0	(39)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		3,470,000	(205)	(465)	(670)	0	(13)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		930,000	0	(31)	(31)	4	0
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		470,000	0	(15)	(15)	2	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		780,000	0	(14)	(14)	3	0
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		1,250,000	(1)	(16)	(17)	5	0
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		463,000	0	(8)	(8)	2	0
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		463,000	0	(7)	(7)	2	0
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		231,000	0	(7)	(7)	1	0

108	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month JPY-LIBOR	0.097%	Semi-Annual	09/24/2026		$563,000	$1	$(22)	$(21)	$2	$0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		720,000	(37)	(125)	(162)	0	(4)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		880,000	64	(269)	(205)	0	(6)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		3,410,000	134	910	1,044	25	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		140,000	0	(45)	(45)	0	(1)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,580,000	(87)	(503)	(590)	0	(15)
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		236,000	0	(31)	(31)	8	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		236,000	0	(30)	(30)	8	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,310,000	48	(1,430)	(1,382)	0	(44)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		150,000	0	(180)	(180)	0	(5)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		440,000	28	(482)	(454)	0	(15)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		230,000	1	(270)	(269)	0	(8)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,160,500	59	(1,342)	(1,283)	0	(41)
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		840,000	86	(94)	(8)	31	0
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		400,000	10	(13)	(3)	15	0
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		150,000	0	(6)	(6)	6	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		150,000	367	(47)	320	9	0
Pay	28-Day MXN-TIIE	8.748	Lunar	11/06/2020	MXN	276,600	0	198	198	9	0
Pay	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		1,030,400	(70)	858	788	33	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		320,100	0	(247)	(247)	0	(11)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		834,600	21	(727)	(706)	0	(30)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		137,700	0	(125)	(125)	0	(5)

							$(173)	$(4,863)	$(5,036)	$186	$(295)

Total Swap Agreements							$(4,889)	$(893)	$(5,782)	$721	$(300)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$593	$1,540	$721	$2,854	$0	$(2,465)	$(300)	$(2,765)

(i)

Securities with an aggregate market value of $11,582 and cash of $21,400 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	109

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	ILS	428		$117	$0	$(3)
	05/2020	EUR	15,424		17,236	226	(29)
	05/2020	JPY	398,900		3,820	103	0
	05/2020		$9,338	EUR	8,640	225	(17)

BPS	04/2020	BRL	30,670		$7,098	1,195	0
	04/2020	MXN	160,610		8,340	1,589	0
	04/2020		$5,900	BRL	30,670	3	0
	04/2020		3,404	CAD	4,562	0	(162)
	05/2020		1,149	JPY	126,100	26	0

BSH	04/2020	BRL	136,700		$32,739	6,431	0
	04/2020		66,700		12,830	0	(6)
	04/2020		$41,609	BRL	203,400	0	(2,464)

CBK	04/2020	BRL	67,650		$14,603	1,596	0
	04/2020	CAD	18,238		13,687	727	0
	04/2020		$7,987	BRL	40,927	2	(118)
	04/2020		13,693	CAD	19,307	26	0
	05/2020	CAD	19,307		$13,697	0	(27)
	05/2020	EUR	29,438		32,152	0	(369)
	05/2020	GBP	35,002		45,161	1,648	0
	05/2020	JPY	1,260,800		11,487	0	(262)
	05/2020		$1,011	EUR	927	13	0
	05/2020		1,182	GBP	993	52	0
	05/2020		33,889	JPY	3,695,400	608	(62)

DUB	04/2020	BRL	411		$80	1	0
	04/2020		$79	BRL	411	0	0
	05/2020		80		411	0	(1)

GLM	04/2020	BRL	93,372		$18,373	411	(8)
	04/2020		$25,439	BRL	120,095	0	(2,334)
	05/2020	EUR	1,472		$1,616	0	(11)
	05/2020	GBP	1,268		1,480	0	(96)
	05/2020		$22,865	GBP	18,660	333	0

HUS	04/2020	BRL	13,788		$3,083	430	0
	04/2020		$2,652	BRL	13,788	1	0
	04/2020		8,212	MXN	161,612	0	(1,419)
	05/2020	AUD	22,652		$14,989	1,053	0
	05/2020	EUR	1,316		1,469	15	0
	05/2020	GBP	12,229		15,733	530	0
	05/2020		$6,192	AUD	9,555	0	(314)
	05/2020		31,730	EUR	28,404	142	(493)
	05/2020		10,971	GBP	8,614	0	(262)

JPM	04/2020	BRL	49,367		$11,649	2,148	0
	04/2020	CAD	9,955		7,431	357	0
	04/2020		$9,496	BRL	49,367	5	0

MYI	04/2020	BRL	27,008		$5,195	0	(3)
	04/2020		$5,705	BRL	27,008	0	(508)
	05/2020	EUR	39,024		$42,836	0	(275)
	06/2020	THB	6,693		215	11	0

SOG	05/2020	GBP	19,122		24,887	1,115	0

SSB	04/2020	BRL	58,999		13,466	2,111	0

UAG	04/2020		$3,223	CAD	4,324	0	(150)
	05/2020	JPY	2,195,900		$19,820	0	(642)
	05/2020		$5,836	AUD	8,637	0	(523)

Total Forward Foreign Currency Contracts						$23,133	$(10,558)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475%	04/15/2020	2,300	$(1)	$0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	2,300	(2)	(42)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	6,800	(7)	(119)

110	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850%	06/17/2020	1,500	$(2)	$(24)

GST	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	1,700	(1)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	1,700	(2)	(31)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	2,300	(3)	(37)

						$(18)	$(253)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYI	Call - OTC USD versus RUB	RUB	71.020	05/07/2020	7,100	$(72)	$(682)

Total Written Options						$(90)	$(935)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	1.025%	$1,700	$10	$(10)	$0	$0

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2024	1.149	9,100	(242)	190	0	(52)

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	1.025	4,700	30	(30)	0	0

GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864	2,700	(113)	(184)	0	(297)

Total Swap Agreements							$(315)	$(34)	$0	$(349)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$554	$0	$0	$554	$(49)	$0	$0	$(49)	$505	$(490)	$15
BPS	2,813	0	0	2,813	(162)	(161)	0	(323)	2,490	(2,540)	(50)
BRC	0	0	0	0	0	0	(52)	(52)	(52)	0	(52)
BSH	6,431	0	0	6,431	(2,470)	0	0	(2,470)	3,961	(4,230)	(269)
CBK	4,672	0	0	4,672	(838)	0	0	(838)	3,834	(3,709)	125
DUB	1	0	0	1	(1)	(24)	0	(25)	(24)	40	16
GLM	744	0	0	744	(2,449)	0	0	(2,449)	(1,705)	1,710	5
GST	0	0	0	0	0	(31)	(297)	(328)	(328)	308	(20)
HUS	2,171	0	0	2,171	(2,488)	0	0	(2,488)	(317)	466	149
JPM	2,510	0	0	2,510	0	0	0	0	2,510	(2,520)	(10)
MYC	0	0	0	0	0	(37)	0	(37)	(37)	0	(37)
MYI	11	0	0	11	(786)	(682)	0	(1,468)	(1,457)	1,638	181
SOG	1,115	0	0	1,115	0	0	0	0	1,115	(1,010)	105
SSB	2,111	0	0	2,111	0	0	0	0	2,111	(2,080)	31
UAG	0	0	0	0	(1,315)	0	0	(1,315)	(1,315)	1,245	(70)

Total Over the Counter	$23,133	$0	$0	$23,133	$(10,558)	$(935)	$(349)	$(11,842)

(k)

Securities with an aggregate market value of $5,437 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	111

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$593	$593
Futures	0	0	0	0	1,540	1,540
Swap Agreements	0	535	0	0	186	721

	$0	$535	$0	$0	$2,319	$2,854

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,133	$0	$23,133

	$0	$535	$0	$23,133	$2,319	$25,987

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,465	$2,465
Swap Agreements	0	5	0	0	295	300

	$0	$5	$0	$0	$2,760	$2,765

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,558	$0	$10,558
Written Options	0	253	0	682	0	935
Swap Agreements	0	349	0	0	0	349

	$0	$602	$0	$11,240	$0	$11,842

	$0	$607	$0	$11,240	$2,760	$14,607

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(233)	$(233)
Written Options	0	0	0	0	764	764
Futures	0	0	0	0	19,044	19,044
Swap Agreements	0	(2,341)	0	0	5,963	3,622

	$0	$(2,341)	$0	$0	$25,538	$23,197

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,307)	$0	$(3,307)
Purchased Options	0	0	0	0	(274)	(274)
Written Options	0	6	0	963	266	1,235
Swap Agreements	0	167	0	0	0	167

	$0	$173	$0	$(2,344)	$(8)	$(2,179)

	$0	$(2,168)	$0	$(2,344)	$25,530	$21,018

112	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$604	$604
Written Options	0	0	0	0	(106)	(106)
Futures	0	0	0	0	22,861	22,861
Swap Agreements	0	4,233	0	0	(4,250)	(17)

	$0	$4,233	$0	$0	$19,109	$23,342

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,867	$0	$10,867
Purchased Options	0	0	0	0	202	202
Written Options	0	(240)	0	(610)	(218)	(1,068)
Swap Agreements	0	(56)	0	0	0	(56)

	$0	$(296)	$0	$10,257	$(16)	$9,945

	$0	$3,937	$0	$10,257	$19,093	$33,287

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$366,013	$0	$366,013
Industrials	0	175,707	0	175,707
Utilities	0	51,510	0	51,510
U.S. Government Agencies	0	614,598	0	614,598
U.S. Treasury Obligations	0	171,621	0	171,621
Non-Agency Mortgage-Backed Securities	0	75,357	0	75,357
Asset-Backed Securities	0	114,409	0	114,409
Sovereign Issues	4,100	48,500	0	52,600
Preferred Securities
Banking & Finance	0	6,415	0	6,415
Short-Term Instruments
Repurchase Agreements	0	3,908	0	3,908
Argentina Treasury Bills	0	2	0	2

	$4,100	$1,628,040	$0	$1,632,140

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$172,253	$0	$0	$172,253

Total Investments	$176,353	$1,628,040	$0	$1,804,393

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(223,674)	$0	$(223,674)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,540	1,314	0	2,854
Over the counter	0	23,133	0	23,133

	$1,540	$24,447	$0	$25,987

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,465)	(300)	0	(2,765)
Over the counter	0	(11,842)	0	(11,842)

	$(2,465)	$(12,142)	$0	$(14,607)

Total Financial Derivative Instruments	$(925)	$12,305	$0	$11,380

Totals	$175,428	$1,416,671	$0	$1,592,099

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	113

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 181.7%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.2%

Preferred Term Securities Ltd.
2.788% (US0003M + 0.860%) due 07/03/2033 ~	$390	$367

INDUSTRIALS 0.4%

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	858	642

Total Corporate Bonds & Notes (Cost $1,162)		1,009

U.S. GOVERNMENT AGENCIES 159.3%

Fannie Mae
0.000% due 07/25/2022 (b)(d)	3	3
0.200% due 02/25/2043 •(a)	256	1
1.012% due 04/18/2028 •	1	1
1.067% due 03/25/2034 •	139	139
1.097% due 08/25/2034 •	10	10
1.247% due 12/25/2048 •	790	780
1.347% due 03/25/2049	596	589
1.397% due 05/25/2023 - 07/25/2036 •	465	462
1.447% due 03/25/2032 - 11/25/2059 •	2,412	2,389
1.597% due 02/25/2024 •	44	44
1.607% due 04/25/2037 •	594	579
1.687% due 12/25/2036 •	742	735
1.857% due 10/25/2046 ~(a)	38	2
1.867% due 06/25/2033 •	15	15
1.887% due 06/25/2032 •	77	75
1.918% due 07/25/2052 ~(a)	140	7
1.945% due 07/25/2044 ~(a)	117	7
1.947% due 04/25/2023 - 04/25/2032 •	64	65
1.967% due 11/25/2032 •	30	30
1.990% due 07/25/2044 ~(a)	156	9
2.034% due 03/25/2045 ~(a)	125	6
2.036% due 01/25/2022 ~(a)	2,293	37
2.128% due 01/25/2045 ~(a)	104	4
2.160% due 04/25/2055 ~(a)	224	10
2.230% due 09/25/2045 ~(a)	122	8
2.272% due 08/25/2054 ~(a)	189	12
2.274% due 08/25/2044 ~(a)	95	5
2.326% due 08/25/2055 ~(a)	137	8
2.436% due 07/25/2045 ~(a)	485	34
2.500% due 07/01/2046 - 12/01/2046	568	585
2.675% due 02/01/2036 •	251	252
2.944% due 07/25/2039	677	714
3.000% due 07/25/2045 - 02/01/2057	1,046	1,125
3.000% due 04/25/2046 (a)	508	47
3.000% due 05/01/2049 (f)	4,225	4,390
3.015% due 03/01/2032 •	9	9
3.253% due 08/01/2042 - 10/01/2044 •	541	534
3.308% due 08/01/2027 •	50	50
3.346% due 01/01/2035 •	16	16
3.349% due 02/01/2035 •	33	33
3.401% due 03/01/2035 •	5	5
3.403% due 02/01/2035 •	12	13
3.427% due 01/01/2035 •	19	19
3.442% due 01/01/2035 •	14	14
3.452% due 01/01/2035 •	26	26
3.469% due 11/01/2034 •	7	7
3.475% due 12/01/2034 •	2	2
3.487% due 01/01/2035 •	77	78
3.500% due 03/25/2044 - 04/01/2059	2,604	2,838
3.500% due 04/25/2046 (a)	350	19
3.525% due 11/01/2048 •	1,508	1,558
3.545% due 12/01/2034 - 10/01/2035 •	26	27

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.551% due 05/01/2035 •	$90	$92
3.553% due 03/01/2035 •	3	3
3.574% due 05/01/2035 •	10	10
3.575% due 02/01/2026	500	561
3.589% due 02/01/2035 •	12	12
3.628% due 04/25/2043 - 06/25/2043 •	1,300	1,397
3.640% due 02/01/2035 •	20	20
3.643% due 02/01/2035 •	21	21
3.675% due 09/01/2034 •	101	102
3.715% due 02/01/2035 •	9	10
3.716% due 10/01/2035 •	6	6
3.778% due 03/25/2043 •	282	292
3.790% due 02/01/2042 •	87	89
3.820% due 01/01/2029	500	585
3.880% due 03/01/2035 •	10	10
3.885% due 12/01/2034 •	131	133
3.905% due 11/01/2035 •	9	9
3.938% due 10/01/2028 •	6	6
3.958% due 05/25/2035 ~	68	72
3.987% due 09/01/2035 •	13	13
4.000% due 06/01/2033 - 11/25/2045	1,538	1,746
4.003% due 05/01/2035 •	65	66
4.009% due 11/01/2035 •	24	25
4.108% due 09/01/2041 •	152	154
4.128% due 07/01/2035 •	14	14
4.230% due 05/01/2038 •	472	478
4.339% due 07/25/2043 •	1,261	1,548
4.368% due 10/01/2037 •	667	674
4.373% due 07/01/2035 •	33	33
4.416% due 04/01/2035 •	39	39
4.462% due 01/01/2036 •	165	167
4.487% due 05/01/2035 •	43	43
4.500% due 09/01/2033 - 04/01/2059	2,877	3,316
4.505% due 10/01/2032 •	111	112
4.578% due 07/01/2035 •	47	47
4.580% due 06/25/2043 •	967	983
4.625% due 04/01/2033 •	30	30
4.653% due 06/25/2044 •(a)	792	113
4.757% due 06/01/2030 •	6	6
5.053% due 11/25/2049 •(a)	165	33
5.638% due 11/25/2035 •(a)	1,097	193
5.644% due 10/25/2045 •	203	263
6.500% due 09/25/2023 - 01/25/2032	50	57
6.500% due 04/25/2038 (a)	24	5
7.000% due 09/25/2023	4	5
7.750% due 08/25/2022	5	5

Fannie Mae, TBA
3.000% due 06/01/2040	29,045	30,353

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(d)	1,752	1,572
0.755% due 01/25/2023 ~(a)	20,973	360
0.955% due 05/15/2035 •	34	33
0.974% due 11/25/2022 ~(a)	9,591	200
1.150% due 04/25/2021 ~(a)	5,851	52
1.155% due 12/15/2031 •	54	54
1.205% due 09/15/2030 - 06/15/2042 •	495	492
1.642% due 10/15/2037 ~(a)	39	1
1.810% due 10/15/2037 ~(a)	16	1
1.822% due 11/15/2040 •	326	323
1.845% due 11/25/2021 •	68	67
1.865% due 09/25/2021 •	23	23
1.902% due 05/15/2037 ~(a)	37	2
2.005% due 10/15/2037 - 04/15/2038 •	803	799
2.209% due 03/15/2037 ~(a)	37	2
2.254% due 08/15/2041 ~(a)	34	2
2.267% due 10/15/2041 ~(a)	82	4
2.304% due 11/15/2038 ~(a)	109	6
2.422% due 02/15/2038 ~(a)	80	5
2.469% due 11/15/2036 ~(a)	97	6
2.493% due 06/15/2038 ~(a)	72	5
2.500% due 12/01/2032 - 09/01/2046	2,534	2,632
2.503% due 08/15/2036 ~(a)	78	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.559% due 02/15/2021 •	$3	$3
3.000% due 06/01/2027 - 08/01/2046	5,513	5,937
3.189% due 02/25/2045 •	147	144
3.500% due 12/15/2022 - 12/01/2048	1,484	1,699
3.500% due 01/15/2043 - 08/15/2045 (a)	955	101
3.625% due 03/01/2035 •	9	9
3.633% due 02/01/2035 •	2	2
3.727% due 01/01/2035 •	15	15
3.759% due 02/01/2035 •	4	4
3.931% due 11/01/2028 •	1	1
3.935% due 01/01/2034 •	9	9
3.955% due 02/01/2035 •	10	10
3.989% due 11/01/2036 •	119	121
4.000% due 03/15/2042 - 05/15/2048	4,514	5,102
4.000% due 09/15/2045 - 04/15/2046 (a)	1,877	301
4.007% due 03/01/2035 •	4	4
4.031% due 11/01/2031 •	15	16
4.184% due 08/01/2025 •	1	1
4.197% due 05/01/2032 •	14	14
4.241% due 10/01/2039 •	453	460
4.281% due 09/01/2034 •	251	254
4.305% due 08/01/2036 •	15	15
4.471% due 09/01/2035 •	94	95
4.500% due 04/01/2039 - 04/01/2044	589	650
4.600% due 06/01/2035 •	21	22
4.706% due 04/01/2035 •	30	31
4.730% due 02/01/2028 •	15	15
4.784% due 04/01/2035 •	20	20
5.000% due 09/01/2033 - 03/01/2049	3,189	3,543
5.495% due 01/15/2043 •(a)	1,737	321
5.500% due 04/01/2027 - 09/01/2039	1,574	1,804
5.500% due 10/15/2035 (a)	165	36
6.000% due 02/01/2024 - 05/01/2040	1,046	1,192
6.500% due 12/15/2023 - 03/15/2029	226	275
7.000% due 05/15/2037	459	619
8.000% due 06/15/2026	2	2
8.651% due 05/15/2035 •	137	198
10.577% due 05/15/2041 •	199	332

Ginnie Mae
0.000% due 12/20/2036 (b)(d)	208	191
0.955% due 08/16/2032 •	42	42
1.431% due 09/20/2045 ~(a)	239	9
1.447% due 12/20/2045 ~(a)	200	5
1.498% due 11/20/2045 ~(a)	209	7
1.531% due 06/20/2043 ~(a)	155	7
1.870% due 06/20/2042 ~(a)	194	6
1.920% due 06/20/2042 ~(a)	178	8
2.000% due 03/20/2043	72	74
2.012% due 02/20/2068 •	75	74
2.092% due 05/20/2065 •	49	48
2.142% due 03/20/2061 •	40	40
2.302% due 01/20/2065 •	65	64
2.382% due 09/20/2063 •	784	781
2.412% due 09/20/2065 •	818	810
2.662% due 04/20/2063 - 08/20/2063 •	2,704	2,709
2.962% due 09/20/2063 •	686	691
3.000% due 05/20/2039 (a)	197	7
3.000% due 02/15/2043 - 09/20/2047	2,317	2,498
3.000% due 03/20/2043 (f)	326	349
3.125% (H15T1Y + 1.500%) due 12/20/2021 ~	1	1
3.250% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2026 ~	6	6
3.500% due 02/15/2042 - 03/20/2050	6,528	7,177
3.500% due 08/20/2042 (a)	395	47
3.500% due 03/20/2047 - 12/20/2049 (f)	6,721	7,177
4.000% due 03/15/2045 - 09/20/2049	5,092	5,492

114	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/20/2045 (a)	$953	$98
4.000% due 10/20/2049 (f)	5,775	6,149
4.070% due 01/15/2050	1,221	1,233
4.500% due 01/15/2035 - 02/20/2049	2,944	3,215
4.500% due 05/20/2048 (f)	318	341
5.000% due 11/20/2034 - 12/20/2048	2,988	3,264
5.000% due 08/20/2045 •	85	104
5.307% due 11/20/2045 •(a)	864	154
5.500% due 09/15/2033 - 12/15/2039	206	237
5.644% due 09/20/2045 •	138	194
6.000% due 05/20/2042	67	77
6.500% due 07/15/2024 - 08/15/2038	327	380

Ginnie Mae, TBA
3.000% due 04/01/2050 - 05/01/2050	12,450	13,157
3.500% due 04/01/2050 - 05/01/2050	11,150	11,753
4.000% due 04/01/2050	4,250	4,517
4.500% due 05/01/2050	1,050	1,115

Uniform Mortgage-Backed Security
2.000% due 01/01/2028 - 09/01/2029	419	433
2.500% due 06/01/2028 - 08/01/2028	710	741
3.000% due 06/01/2029 - 09/01/2049	3,420	3,617
3.500% due 05/01/2034 - 03/01/2048	5,304	5,651
3.500% due 02/01/2046 (f)	2,912	3,134
4.000% due 07/01/2033 - 10/01/2049	16,434	17,904
4.000% due 07/01/2038 - 03/01/2049 (f)	3,645	3,902
4.500% due 07/01/2039 - 04/01/2049	3,555	3,870
4.500% due 07/01/2048 (f)	774	837
5.000% due 06/01/2021 - 01/01/2024	100	106
5.500% due 08/01/2024 - 12/01/2048	827	926
6.000% due 03/01/2022 - 11/01/2040	1,109	1,258
6.500% due 11/01/2028 - 11/01/2037	606	704
7.500% due 09/01/2034	1	1

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2035 - 06/01/2050	20,450	21,108
3.000% due 04/01/2035 - 05/01/2050	18,200	19,045
4.000% due 04/01/2035 - 05/01/2050	19,050	20,326
4.500% due 04/01/2035 - 05/01/2050	1,800	1,907
5.000% due 05/01/2050	4,600	4,959

Total U.S. Government Agencies (Cost $269,233)		277,138

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.2%

BAMLL Commercial Mortgage Securities Trust
1.905% due 03/15/2034 •	1,000	933

Banc of America Funding Trust
1.353% due 05/20/2035 ^•	37	30
4.184% due 01/20/2047 ^~	229	200

Banc of America Mortgage Trust
4.799% due 07/20/2032 ~	6	6

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.227% due 01/25/2035 •	18	16

Citigroup Commercial Mortgage Trust
4.149% due 01/10/2036	1,000	1,037

Citigroup Mortgage Loan Trust
1.747% due 08/25/2035 ^•	432	372

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.973% due 07/20/2046 ^•	$67	$46
1.053% due 09/20/2046 •	315	162
1.157% due 05/25/2035 •	314	259
1.197% due 09/25/2046 ^•	409	224
1.197% due 10/25/2046 ^•	67	42
1.287% due 10/25/2046 ^•	339	202

Countrywide Home Loan Mortgage Pass-Through Trust
1.247% due 04/25/2046 ^•	4	0
1.287% due 03/25/2036 •	34	16
1.297% due 02/25/2036 ^•	9	2
1.527% due 04/25/2035 •	106	95
1.867% due 09/25/2034 •	109	72
2.786% due 04/25/2035 ~	400	316
3.601% due 06/19/2031 ~	29	26

Credit Suisse First Boston Mortgage Securities Corp.
4.271% due 09/25/2034 ~	5	5

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058	729	758

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.187% due 06/25/2037 •	57	57

GreenPoint Mortgage Funding Trust
1.147% due 10/25/2046 ^•	243	185
1.147% due 12/25/2046 ^•	293	232
1.217% due 04/25/2036 ^•	14	17
1.267% due 09/25/2046 ^•	352	201
1.287% due 10/25/2046 ^•	338	179

GSR Mortgage Loan Trust
1.207% due 08/25/2046 •	238	109

HarborView Mortgage Loan Trust
0.955% due 12/19/2036 •	753	546
1.114% due 07/21/2036 •	44	42
1.230% due 03/19/2036 ^•	34	27

HomeBanc Mortgage Trust
1.127% due 12/25/2036 •	66	62

IndyMac Mortgage Loan Trust
1.147% due 06/25/2046 •	91	71
1.147% due 11/25/2046 •	194	157

JPMorgan Chase Commercial Mortgage Securities Trust
1.565% due 01/16/2037 •	400	387

JPMorgan Mortgage Trust
1.847% due 11/25/2049 •	878	847

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	660	720
4.250% due 09/29/2046 «	1,160	1,319

La Hipotecaria Panamanian Mortgage Trust
3.508% due 11/24/2042 «•	731	762

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	380	341

Lehman XS Trust
1.267% due 11/25/2046 ^•	344	215

MASTR Adjustable Rate Mortgages Trust
1.547% due 05/25/2047 ^•	265	378
1.627% due 05/25/2047 ^•	279	238

MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•	969	73

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.405% due 11/15/2031 •	43	40

Motel 6 Trust
1.625% due 08/15/2034 •	354	333

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	983	991

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,704	1,708

Residential Accredit Loans, Inc. Trust
1.147% due 12/25/2046 ^•	175	137
1.177% due 05/25/2037 ^•	26	17
1.217% due 05/25/2046 ^•	114	88
3.811% due 08/25/2035 ^~	179	93

Sequoia Mortgage Trust
1.100% due 10/19/2026 •	31	28
1.533% due 10/20/2027 •	5	4

Structured Asset Mortgage Investments Trust
1.410% due 09/19/2032 •	15	14

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
4.361% due 10/25/2046 •	$108	$97

UBS-Barclays Commercial Mortgage Trust
1.117% due 04/10/2046 ~(a)	2,998	80

WaMu Mortgage Pass-Through Certificates Trust
1.447% due 07/25/2044 •	83	75
1.647% due 12/25/2045 •	296	184

Washington Mutual Mortgage Pass-Through Certificates Trust
1.197% due 07/25/2046 ^•	1	1
2.686% due 12/25/2046 •	167	122

Total Non-Agency Mortgage-Backed Securities (Cost $16,227)		15,996

ASSET-BACKED SECURITIES 11.7%

ACE Securities Corp. Home Equity Loan Trust
1.087% due 07/25/2036 •	1,535	1,064

Aegis Asset-Backed Securities Trust
1.647% due 03/25/2035 •	300	277

Amortizing Residential Collateral Trust
1.647% due 10/25/2031 •	8	7

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.577% due 09/25/2028 •	77	77

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ	54	49

Benefit Street Partners CLO Ltd.
3.069% due 01/20/2029 •	800	778

Centex Home Equity Loan Trust
1.247% due 01/25/2032 •	11	10

CIT Group Home Equity Loan Trust
1.487% due 06/25/2033 •	32	32

Citigroup Mortgage Loan Trust
1.107% due 12/25/2036 •	811	493

Conseco Finance Home Equity Loan Trust
2.205% due 05/15/2032 •	122	121

Countrywide Asset-Backed Certificates
1.087% due 04/25/2047 •	175	160
1.197% due 02/25/2036 •	680	561
1.197% due 03/25/2037 •	100	82

Crown Point CLO Ltd.
2.776% due 07/17/2028 •	3,000	2,885

EMC Mortgage Loan Trust
2.447% due 08/25/2040 •	53	48

Figueroa CLO Ltd.
2.731% due 01/15/2027 •	1,067	1,064

Fremont Home Loan Trust
1.082% due 10/25/2036 •	654	536

GoldentTree Loan Management U.S. CLO Ltd.
2.596% due 04/20/2029 •	1,200	1,137

GSAA Home Equity Trust
1.247% due 03/25/2037 •	242	129

GSAMP Trust
1.077% due 12/25/2046 •	535	291

Home Equity Asset Trust
1.547% due 11/25/2032 •	3	2

HSI Asset Securitization Corp. Trust
1.087% due 01/25/2037 •	413	294

Jamestown CLO Ltd.
3.056% due 01/17/2027 •	1,244	1,228

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	291	295
3.750% due 04/25/2059 þ	762	747

Morgan Stanley ABS Capital, Inc. Trust
1.017% due 10/25/2036 •	526	281
1.077% due 01/25/2037 •	1,102	418

Morgan Stanley Mortgage Loan Trust
1.307% due 04/25/2037 •	648	247

Mountain View CLO Ltd.
1.795% due 10/16/2029 •	1,000	940

Option One Mortgage Loan Trust
1.087% due 01/25/2037 •	791	546

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	115

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
1.197% due 11/25/2036 ^•	$736	$565

Saxon Asset Securities Trust
2.697% due 12/25/2037 •	217	177

Securitized Asset-Backed Receivables LLC Trust
1.377% due 01/25/2035 •	473	406

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	787	741

Structured Asset Investment Loan Trust
1.257% due 01/25/2036 •	1,184	1,035

Towd Point Mortgage Trust
1.947% due 05/25/2058 •	648	639

United National Home Loan Owner Trust
7.410% due 03/25/2025 ^þ	25	25

Utah State Board of Regents
1.697% due 01/25/2057 •	997	987

Venture CLO Ltd.
0.000% due 08/28/2029 •	1,000	949

Total Asset-Backed Securities (Cost $21,173)		20,323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (e) 0.4%
		$708

U.S. TREASURY BILLS 0.5%
0.083% due 06/11/2020 - 06/18/2020 (c)(d)	$968	968

Total Short-Term Instruments (Cost $1,676)		1,676

Total Investments in Securities (Cost $309,471)		316,142

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short-Term Floating NAV Portfolio III	710,285	$6,976

Total Short-Term Instruments (Cost $6,968)		6,976

Total Investments in Affiliates (Cost $6,968)		6,976

Total Investments 185.7% (Cost $316,439)		$323,118

Financial Derivative Instruments (g)(h) (0.0)% (Cost or Premiums, net $(454))		(16)

Other Assets and Liabilities, net (85.7)%		(149,115)

Net Assets 100.0%		$173,987

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$708	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(726)	$708	$708

Total Repurchase Agreements						$(726)	$708	$708

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.960%	03/12/2020	04/15/2020	$(10,574)	$(10,580)
BRC	1.030	03/24/2020	04/13/2020	(2,635)	(2,635)
TDM	1.750	02/20/2020	04/20/2020	(11,621)	(11,644)

Total Reverse Repurchase Agreements					$(24,859)

116	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (20.1)%
Ginnie Mae, TBA	4.500%	04/01/2050	$2,000	$(2,161)	$(2,175)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2035	5,000	(5,220)	(5,229)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2050	5,000	(5,198)	(5,244)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2035	16,500	(17,226)	(17,357)
Uniform Mortgage-Backed Security, TBA	3.500	05/13/2050	500	(529)	(528)
Uniform Mortgage-Backed Security, TBA	5.500	04/01/2050	4,100	(4,493)	(4,490)

Total Short Sales (20.1)%				$(34,827)	$(35,023)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(10,580)	$0	$(10,580)	$11,068	$488
BRC	0	(2,635)	0	(2,635)	2,761	126
FICC	708	0	0	708	(726)	(18)
TDM	0	(11,644)	0	(11,644)	12,109	465

Total Borrowings and Other Financing Transactions	$708	$(24,859)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(24,859)	$0	$0	$(24,859)

Total Borrowings	$0	$(24,859)	$0	$0	$(24,859)

Payable for reverse repurchase agreements					$(24,859)

(f)	Securities with an aggregate market value of $25,938 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(18,891) at a weighted average interest rate of 2.245%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	$210.000	05/22/2020	15	$15	$0	$0

Total Purchased Options					$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	117

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2020	50	$6,268	$254	$0	$(2)
U.S. Treasury 10-Year Ultra June Futures	06/2020	24	3,745	212	0	(8)

				$466	$0	$(10)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	29	$(4,022)	$(165)	$4	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	8	(1,775)	(155)	26	0

				$(320)	$30	$0

Total Futures Contracts				$146	$30	$(10)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	08/07/2021	$	3,000	$3	$68	$71	$2	$0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	08/07/2021		3,000	(6)	(77)	(83)	0	(2)
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		2,900	(1)	(37)	(38)	0	(3)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		13,200	495	(1,230)	(735)	0	(1)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		2,500	30	(263)	(233)	0	(1)
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		1,750	(28)	(39)	(67)	0	0
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	02/03/2026		12,000	46	(1,199)	(1,153)	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		5,200	(221)	(605)	(826)	5	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		1,600	(92)	(152)	(244)	2	0
Pay	3-Month USD-LIBOR	2.894	Semi-Annual	06/04/2028		600	0	114	114	0	(2)
Pay	3-Month USD-LIBOR	2.900	Semi-Annual	06/29/2028		1,200	0	228	228	0	(5)
Pay	3-Month USD-LIBOR	2.916	Semi-Annual	07/02/2028		300	0	56	56	0	(1)
Pay	3-Month USD-LIBOR	2.915	Semi-Annual	07/09/2028		1,000	0	187	187	0	(4)
Pay	3-Month USD-LIBOR	2.920	Semi-Annual	07/16/2028		600	0	112	112	0	(2)
Pay	3-Month USD-LIBOR	3.228	Semi-Annual	10/25/2028		600	0	136	136	0	(3)
Pay	3-Month USD-LIBOR	3.177	Semi-Annual	11/01/2028		600	0	134	134	0	(3)
Pay	3-Month USD-LIBOR	3.270	Semi-Annual	11/08/2028		6,300	0	1,456	1,456	0	(29)
Pay	3-Month USD-LIBOR	3.142	Semi-Annual	11/20/2028		600	0	132	132	0	(3)
Pay	3-Month USD-LIBOR	3.113	Semi-Annual	11/21/2028		1,200	0	261	261	0	(5)
Pay	3-Month USD-LIBOR	3.100	Semi-Annual	12/17/2028		100	0	22	22	0	0
Pay	3-Month USD-LIBOR	3.120	Semi-Annual	12/17/2028		200	0	44	44	0	(1)
Pay	3-Month USD-LIBOR	2.697	Semi-Annual	01/04/2029		600	0	106	106	0	(3)
Receive	3-Month USD-LIBOR	1.727	Semi-Annual	11/08/2029		5,100	25	(536)	(511)	24	0
Pay	3-Month USD-LIBOR	1.796	Semi-Annual	11/08/2029		5,100	0	545	545	0	(24)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		1,100	(4)	(138)	(142)	6	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		400	(13)	45	32	0	(2)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		7,100	(559)	(884)	(1,443)	38	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		2,900	(34)	(253)	(287)	15	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		1,600	(28)	(171)	(199)	8	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		800	(1)	(100)	(101)	4	0
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		3,600	(76)	(113)	(189)	20	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(1)	(29)	(30)	3	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(1)	(19)	(20)	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		100	0	(23)	(23)	3	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		1,600	17	(331)	(314)	45	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		500	1	(133)	(132)	15	0

							$(448)	$(2,686)	$(3,134)	$194	$(94)

Total Swap Agreements							$(448)	$(2,686)	$(3,134)	$194	$(94)

118	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$30	$194	$224	$0	$(10)	$(94)	$(104)

Cash of $2,524 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	10/26/2021	700	$4	$4

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/26/2021	700	5	5

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	12/15/2020	4,600	11	1

							$20	$10

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050	$	69.000	05/06/2020	3,000	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050		75.000	05/06/2020	6,000	0	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		65.000	04/08/2020	17,800	1	0

						$1	$0

Total Purchased Options						$21	$10

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	$	99.211	04/08/2020	500	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		99.281	04/08/2020	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		99.766	04/08/2020	1,000	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		101.281	04/08/2020	500	(1)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		101.898	05/06/2020	500	(1)	(8)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		100.641	04/08/2020	1,000	(2)	(30)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		99.000	04/08/2020	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		99.219	04/08/2020	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		99.945	04/08/2020	500	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		100.898	04/08/2020	500	(1)	(14)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		101.000	04/08/2020	500	(1)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		101.133	04/08/2020	1,000	(1)	(26)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		101.219	04/08/2020	500	(1)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		101.445	04/08/2020	500	(1)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		99.227	05/06/2020	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		100.422	05/06/2020	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		101.422	05/06/2020	500	(1)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		101.477	05/06/2020	1,000	(1)	(20)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		101.992	05/06/2020	500	(1)	(8)

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		100.469	04/08/2020	1,000	(2)	(32)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		101.156	05/06/2020	500	(1)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050		101.961	04/08/2020	500	(1)	0

Total Written Options						$(27)	$(208)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	119

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.740%	Quarterly	06/18/2020	$20,000	$0	$55	$55	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.995	Quarterly	06/19/2020	5,000	0	1	1	0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	1.210	Quarterly	06/19/2020	5,000	0	(10)	0	(10)

							$0	$46	$56	$(10)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	62,030	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2038	$403	$0	$7	$7	$0
	Pay	IOS.FN.550.08 Index	41,389	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2039	228	0	6	6	0

SAL	Pay	IOS.FN.550.08 Index	23,651	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2039	130	0	3	3	0

								$0	$16	$16	$0

Total Swap Agreements								$0	$62	$72	$(10)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
DUB	$0	$4	$13	$17	$0	$0	$0	$0	$17	$0	$17
FAR	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)
GLM	0	5	0	5	0	0	0	0	5	0	5
GSC	0	0	0	0	0	(30)	0	(30)	(30)	0	(30)
JPM	0	1	0	1	0	(114)	0	(114)	(113)	0	(113)
JPS	0	0	56	56	0	0	(10)	(10)	46	0	46
SAL	0	0	3	3	0	(44)	0	(44)	(41)	0	(41)

Total Over the Counter	$0	$10	$72	$82	$0	$(208)	$(10)	$(218)

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

120	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30	$30
Swap Agreements	0	0	0	0	194	194

	$0	$0	$0	$0	$224	$224

Over the counter
Purchased Options	$0	$0	$0	$0	$10	$10
Swap Agreements	0	0	0	0	72	72

	$0	$0	$0	$0	$82	$82

	$0	$0	$0	$0	$306	$306

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	0	0	0	94	94

	$0	$0	$0	$0	$104	$104

Over the counter
Written Options	$0	$0	$0	$0	$208	$208
Swap Agreements	0	0	0	0	10	10

	$0	$0	$0	$0	$218	$218

	$0	$0	$0	$0	$322	$322

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$141	$141
Swap Agreements	0	0	0	0	(797)	(797)

	$0	$0	$0	$0	$(656)	$(656)

Over the counter
Purchased Options	$0	$0	$0	$0	$(74)	$(74)
Written Options	0	0	0	0	285	285
Swap Agreements	0	0	0	0	48	48

	$0	$0	$0	$0	$259	$259

	$0	$0	$0	$0	$(397)	$(397)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$95	$95
Swap Agreements	0	0	0	0	(2,950)	(2,950)

	$0	$0	$0	$0	$(2,855)	$(2,855)

Over the counter
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	(159)	(159)
Swap Agreements	0	0	0	0	70	70

	$0	$0	$0	$0	$(88)	$(88)

	$0	$0	$0	$0	$(2,943)	$(2,943)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	121

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$367	$0	$367
Industrials	0	642	0	642
U.S. Government Agencies	0	277,138	0	277,138
Non-Agency Mortgage-Backed Securities	0	13,195	2,801	15,996
Asset-Backed Securities	0	20,323	0	20,323
Short-Term Instruments
Repurchase Agreements	0	708	0	708
U.S. Treasury Bills	0	968	0	968

	$0	$313,341	$2,801	$316,142

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,976	$0	$0	$6,976

Total Investments	$6,976	$313,341	$2,801	$323,118

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(35,023)	$0	$(35,023)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	30	194	0	224
Over the counter	0	82	0	82

	$30	$276	$0	$306

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(94)	0	(104)
Over the counter	0	(218)	0	(218)

	$(10)	$(312)	$0	$(322)

Total Financial Derivative Instruments	$20	$(36)	$0	$(16)

Totals	$6,996	$278,282	$2,801	$288,079

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,943	$0	$(311)	$(2)	$(10)	$181	$0	$0	$2,801	$179

Totals	$2,943	$0	$(311)	$(2)	$(10)	$181	$0	$0	$2,801	$179

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,801	Proxy Pricing	Base Price	103.500-111.000	107.866

Total	$2,801

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

122	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 236.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$1,730	$1,417

Total Loan Participations and Assignments (Cost $1,706)			1,417

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.6%

Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024		100	102

Alpha Bank AE
2.500% due 02/05/2023 (h)	EUR	2,600	2,979

Banca Carige SpA
1.085% (EUR003M + 1.500%) due 05/25/2022 ~		2,400	2,619

Banca Monte dei Paschi di Siena SpA
2.000% due 01/29/2024 (h)		475	551

Banco La Hipotecaria S.A.
4.750% due 11/15/2022 (h)		$15,000	14,775

Physicians Realty LP
3.950% due 01/15/2028 (h)		2,784	2,648

Preferred Term Securities Ltd.
1.041% (US0003M + 0.300%) due 03/22/2037 ~		393	334
1.041% (US0003M + 0.300%) due 09/22/2037 ~		2,678	2,330
1.091% (US0003M + 0.350%) due 03/22/2038 ~		1,979	1,741
1.121% (US0003M + 0.380%) due 09/23/2035 ~		387	364
1.321% (US0003M + 0.580%) due 03/23/2035 ~		4,000	3,280

WP Carey, Inc.
4.250% due 10/01/2026		200	206

			31,929

INDUSTRIALS 0.1%

GlaxoSmithKline Capital, Inc.
3.625% due 05/15/2025		1,600	1,728

Times Square Hotel Trust
8.528% due 08/01/2026		2,642	2,883

			4,611

Total Corporate Bonds & Notes (Cost $35,344)			36,540

U.S. GOVERNMENT AGENCIES 152.7%

Fannie Mae
0.000% due 01/25/2033 - 07/25/2043 (b)(e)		2,232	2,033
0.000% due 05/25/2048 (b)(e)(h)		9,729	9,575
0.200% due 02/25/2043 •(a)		7,300	41
0.257% due 01/25/2044 ~(a)		6,090	47
0.786% due 09/25/2022 ~(a)		92,000	1,230
1.000% due 06/25/2043 •(a)		9,929	674
1.247% due 05/25/2048 •		10,987	10,788
1.397% due 02/25/2049 •		16,800	16,693
1.500% due 03/25/2042		2,405	2,317
1.547% due 02/25/2024 •		4	4
1.707% due 03/25/2038 •		3,701	3,715
1.797% due 07/25/2038 •		819	830
1.814% due 09/01/2043 •(h)		6,352	6,382
1.857% due 10/25/2046 ~(a)		658	38
1.918% due 07/25/2052 ~(a)		1,961	100
1.942% due 04/25/2046 ~(a)		1,912	99
1.945% due 07/25/2044 ~(a)		2,579	155
1.990% due 07/25/2044 ~(a)		2,182	126
2.000% due 12/25/2042		85	81
2.034% due 03/25/2045 ~(a)		1,744	80
2.128% due 01/25/2043 •		2,933	3,096
2.128% due 01/25/2045 ~(a)		1,952	78
2.160% due 04/25/2055 ~(a)		3,141	146
2.230% due 09/25/2045 ~(a)		2,072	140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.272% due 08/25/2054 ~(a)	$1,296	$83
2.274% due 08/25/2044 ~(a)	1,676	85
2.326% due 08/25/2055 ~(a)	1,923	108
2.413% due 01/01/2047 •	235	238
2.436% due 07/25/2045 ~(a)	8,412	596
2.500% due 06/25/2022	1	1
2.500% due 12/25/2027 - 02/25/2028 (a)	8,436	463
2.540% due 08/01/2026	11,503	12,321
2.600% due 09/01/2024 (h)	15,400	16,344
2.650% due 06/01/2027	1,289	1,393
2.750% due 10/01/2028	2,983	3,257
2.750% due 08/25/2047 •(a)	67,829	4,832
2.838% due 01/25/2043 •	3,285	3,605
2.930% due 01/01/2031	1,207	1,343
2.950% due 07/01/2029 - 02/01/2030	9,588	10,690
3.000% due 12/25/2021 - 12/25/2048 (a)	222,784	18,527
3.000% due 09/25/2022 - 05/25/2048	29,989	31,726
3.000% due 09/01/2043 - 05/01/2058 (h)	72,102	76,794
3.010% due 04/01/2024 (h)	27,330	29,316
3.030% due 07/01/2029	2,150	2,406
3.053% due 01/25/2033 •	3,525	3,714
3.070% due 05/25/2047 •	6,077	6,386
3.110% due 04/01/2024	8,500	9,151
3.203% due 02/25/2033 •	4,409	4,715
3.208% due 05/01/2047 •	4,885	5,059
3.225% due 04/01/2048 •	524	543
3.330% due 07/01/2022	1,894	1,975
3.330% due 02/01/2026 (h)	23,962	26,732
3.360% due 02/01/2032	11,385	13,129
3.370% due 10/01/2025 (h)	33,576	37,342
3.383% due 10/25/2042 •	509	583
3.418% due 05/01/2048 •	203	205
3.419% due 03/25/2047 •	256	284
3.420% due 11/01/2025 (h)	32,400	36,022
3.430% due 03/01/2033	1,000	1,174
3.490% due 07/01/2026	3,972	4,457
3.500% due 10/25/2021 - 11/25/2047 (a)	185,993	21,352
3.500% due 01/25/2041 - 04/01/2059	39,501	43,295
3.519% due 06/01/2048 •	1,722	1,794
3.519% due 08/01/2049 •(h)	22,621	23,368
3.520% due 12/01/2034 •	220	220
3.575% due 02/01/2026 (h)	12,198	13,690
3.610% due 12/01/2025 (h)	24,400	27,416
3.610% due 12/01/2048 •	8,592	8,868
3.620% due 01/01/2029	4,904	5,673
3.660% due 02/01/2026 (h)	20,825	23,411
3.750% due 05/25/2033 - 01/25/2044	2,345	2,688
3.778% due 03/25/2043 •	2,068	2,145
3.780% due 01/01/2029 (h)	5,350	6,245
3.790% due 01/01/2029 (h)	63,578	74,100
3.790% due 06/01/2048 •	240	241
3.840% due 02/01/2029	2,570	3,009
3.850% due 01/01/2029 (h)	8,383	9,834
3.861% due 01/01/2035 •	579	588
3.930% due 02/01/2031	1,299	1,540
3.950% due 02/01/2031	1,097	1,308
4.000% due 01/25/2033 - 05/25/2049 (a)	177,118	24,716
4.000% due 06/01/2033 - 06/25/2042	4,006	4,547
4.000% due 08/01/2033 (h)	1,389	1,510
4.050% due 12/01/2028	3,720	4,380
4.079% due 01/01/2035 •	259	261
4.264% due 03/25/2043 •	27,434	28,786
4.306% due 05/25/2042 ~	33	35
4.353% due 08/25/2043 ~	37	38
4.500% due 02/01/2038 - 08/01/2040	125	134
4.500% due 09/25/2046 (a)	3,315	519
4.500% due 04/01/2059 (h)	13,711	15,317
4.555% due 12/01/2035 •	971	993
4.562% due 06/01/2035 •	65	66
4.564% due 03/25/2033 •	11,009	12,657

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.580% due 11/25/2042 - 01/25/2043 •	$7,237	$7,815
4.653% due 06/25/2044 •(a)	10,532	1,504
5.000% due 11/01/2033 - 07/25/2040	220	256
5.000% due 01/25/2043 •	1,990	2,306
5.003% due 10/25/2043 - 01/25/2050 •(a)	33,698	6,601
5.013% due 12/25/2036 •(a)	613	116
5.053% due 07/25/2046 - 11/25/2049 •(a)	137,178	24,502
5.073% due 09/25/2049 •(a)	31,172	4,575
5.103% due 10/25/2042 - 06/25/2049 •(a)	119,925	20,456
5.108% due 12/25/2042 - 10/25/2043 •	4,870	5,891
5.108% due 12/25/2042 •(h)	7,508	9,307
5.153% due 06/25/2037 - 05/25/2045 •(a)	48,078	8,484
5.203% due 05/25/2042 - 01/25/2049 •(a)	90,072	15,257
5.253% due 06/25/2040 - 06/25/2048 •(a)	82,229	12,109
5.253% due 05/25/2048 •	14,020	15,423
5.303% due 08/25/2041 - 02/25/2043 •(a)	34,970	5,805
5.358% due 08/25/2033 •	712	862
5.483% due 03/25/2042 •(a)	3,032	551
5.500% due 02/25/2029 (a)	13	2
5.500% due 01/25/2032 ~(a)	224	38
5.500% due 07/25/2034 - 11/01/2036	3,425	3,907
5.644% due 11/25/2042 - 10/25/2045 •	7,492	9,581
5.653% due 09/25/2040 •(a)	2,602	413
5.703% due 05/25/2036 - 04/25/2037 •(a)	2,023	322
5.753% due 10/25/2026 - 08/25/2040 •(a)	3,795	436
5.803% due 09/25/2039 •(a)	123	21
5.819% due 06/25/2048	6,744	7,623
5.853% due 12/25/2032 - 11/25/2036 •(a)	4,056	787
5.953% due 04/25/2038 •(a)	792	155
6.000% due 04/25/2032 - 02/25/2033 (a)	374	62
6.000% due 02/25/2034	167	194
6.153% due 10/25/2034 •(a)	1,573	273
6.300% due 06/25/2031 ~	44	45
6.500% due 04/25/2038 (a)	396	82
6.538% due 10/25/2041 •	667	857
6.638% due 11/25/2041 •	3,331	4,774
6.753% due 08/25/2034 •(a)	897	187
7.000% due 12/25/2023 - 03/25/2049	74	94
7.125% due 11/25/2042 - 05/25/2043 •	573	719
7.135% due 05/25/2043 •	3,611	4,874
7.517% due 08/25/2043 •	737	996
8.207% due 06/25/2043 •	6,798	8,852
10.245% due 01/25/2041 •	4,985	7,379
10.767% due 03/25/2040 •	237	321
12.213% due 05/25/2043 •	763	1,085
15.272% due 09/25/2024 •	9	11
17.122% due 09/25/2023 •	2	3
21.733% due 12/25/2036 •	92	148

Fannie Mae, TBA
3.000% due 06/01/2040	293,134	306,336

Freddie Mac
0.000% due 04/15/2021 - 10/15/2058 (b)(e)	116,181	105,748
0.000% due 08/15/2056 (b)(e)(h)	71,156	63,338
0.522% due 08/25/2022 ~(a)	102,648	908
0.606% due 07/25/2024 ~(a)	137,346	3,044
0.817% due 09/25/2022 ~(a)	42,398	738
0.912% due 04/25/2034 ~(a)	134,752	11,949
1.642% due 10/15/2037 ~(a)	656	21
1.810% due 10/15/2037 ~(a)	227	9
1.902% due 05/15/2037 ~(a)	525	25
2.005% due 10/15/2037 - 10/15/2038 •	14,904	14,834

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	123

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.209% due 03/15/2037 ~(a)	$661	$43
2.254% due 08/15/2041 ~(a)	603	30
2.267% due 10/15/2041 ~(a)	1,146	62
2.304% due 11/15/2038 ~(a)	1,918	108
2.337% due 10/15/2038 ~(a)	8,539	577
2.422% due 02/15/2038 ~(a)	1,416	83
2.441% due 01/15/2038 ~(a)	5,644	361
2.469% due 11/15/2036 ~(a)	1,645	110
2.493% due 06/15/2038 ~(a)	1,232	87
2.500% due 09/15/2027 - 03/15/2031 (a)	60,525	3,426
2.500% due 01/15/2033	9,057	9,178
2.503% due 08/15/2036 ~(a)	1,097	66
2.700% due 08/01/2023 (h)	16,800	17,596
2.742% due 12/25/2047 ~	1,225	1,288
2.750% due 11/25/2029	70,848	69,780
2.750% due 07/15/2047 •(a)	50,481	4,219
2.766% due 12/15/2042	1,279	1,330
2.768% due 10/25/2046 ~	3,356	3,647
2.852% due 10/15/2037	15,869	15,834
3.000% due 04/15/2027 - 04/15/2049 (a)	115,980	9,257
3.000% due 05/15/2034 ~(a)	1,248	83
3.000% due 08/15/2042 - 06/15/2048	6,337	6,423
3.314% due 12/15/2027 ~(a)	1,959	121
3.325% due 09/25/2024 ~	13,400	12,015
3.500% due 01/15/2032 - 05/15/2049 (a)	104,220	10,779
3.500% due 01/01/2038 - 04/01/2047 (h)	64,799	69,044
3.500% due 02/15/2041 - 04/15/2054	23,084	24,837
3.500% due 10/15/2047 ~(a)	2,016	253
3.773% due 11/15/2042 •	4,665	4,798
3.795% due 08/15/2040 •(a)	3,535	398
3.833% due 11/15/2032 •	326	337
4.000% due 02/15/2031 - 06/01/2048	73,425	79,972
4.000% due 01/15/2033 - 02/15/2047 •	10,526	11,370
4.000% due 03/15/2042 - 09/15/2048 (a)	28,402	3,950
4.000% due 07/01/2043 - 05/15/2048 (h)	93,354	103,181
4.000% due 05/15/2049 ~(a)	1,079	169
4.125% due 06/15/2041 þ	8,693	9,903
4.295% due 04/15/2042 •(a)	3,692	507
4.494% due 10/15/2042 •	2,772	3,028
4.500% due 08/01/2030 - 06/01/2048	1,581	1,782
4.500% due 12/01/2041 - 02/01/2048 (h)	5,166	5,673
4.500% due 07/15/2042 (a)	4,257	773
4.500% due 04/15/2044 - 12/15/2046 •	6,479	7,145
4.554% due 01/15/2043 •	5,026	5,472
4.734% due 03/15/2045 •	685	777
4.792% due 04/15/2032 •(a)	2,601	414
4.943% due 02/15/2033 - 08/15/2047 •	8,316	9,175
5.000% due 10/15/2042 - 11/15/2046 •	9,776	10,364
5.000% due 09/15/2046 ~(a)	1,702	244
5.000% due 03/01/2049 (h)	62,453	69,412
5.185% due 09/15/2043 •(a)	21,489	4,075
5.295% due 10/15/2036 - 11/25/2049 •(a)	96,211	16,928
5.345% due 08/15/2041 - 11/25/2049 •(a)	68,667	10,979
5.395% due 12/15/2042 - 02/15/2044 •(a)	26,934	4,023
5.445% due 08/15/2025 - 10/15/2048 •(a)	136,953	14,839
5.495% due 01/15/2033 - 06/15/2048 •(a)	26,781	3,314
5.500% due 02/15/2033 - 01/01/2038	1,527	1,738
5.500% due 05/15/2041 •	84	95
5.725% due 02/15/2037 •(a)	802	170
5.795% due 01/15/2039 •(a)	1,042	32

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.895% due 01/15/2041 •(a)	$595	$114
5.945% due 02/15/2032 - 03/15/2035 •(a)	1,590	199
5.995% due 09/15/2026 - 07/15/2042 •(a)	5,026	791
6.000% due 07/15/2035	481	723
6.000% due 03/15/2044 (a)	484	119
6.045% due 03/15/2037 •(a)	867	178
6.170% due 07/15/2037 - 08/15/2045 •	8,002	10,959
6.197% due 01/15/2033 •	1,276	1,649
6.467% due 07/15/2043 •	849	1,048
6.566% due 12/15/2023 •(a)	309	25
6.642% due 12/15/2042 •	3,530	4,274
6.989% due 09/15/2041 •	1,655	2,176
7.000% due 03/01/2039	38	46
7.290% due 09/17/2032 •	25	29
7.295% due 06/15/2031 •(a)	193	42
7.500% due 06/15/2042 •	1,210	1,518
7.744% due 05/15/2043 •	933	1,252
8.391% due 10/15/2040 •	284	401
8.491% due 01/15/2041 •	1,081	1,267
8.651% due 05/15/2035 •	274	397
9.080% due 05/15/2024 •(a)	172	24
9.907% due 05/15/2033 •	18	23
10.147% due 10/25/2027 •	247	179
10.577% due 05/15/2041 •	842	1,407
11.591% due 05/15/2033 •	6	9
11.697% due 03/25/2025 •	672	492
12.346% due 02/15/2041 •	497	776
13.119% due 04/15/2043 •	1,648	2,726
14.212% due 10/15/2033 •	312	431
14.837% due 11/15/2034 •	11	16
15.750% due 05/15/2035 •	14	14
17.434% due 10/15/2023 •	24	30

Ginnie Mae
0.000% due 06/20/2040 - 11/16/2045 (b)(e)	58,009	55,294
0.000% due 05/16/2050 ~(a)	5,858	2
0.010% due 04/16/2040	20,222	19,376
0.023% due 04/16/2053 ~(a)	1,563	5
0.134% due 08/16/2048 ~(a)	8,560	72
1.023% due 03/20/2041 •	1,047	1,023
1.221% due 06/20/2046 ~(a)	8,780	360
1.243% due 08/20/2047 ~(a)	11,777	502
1.317% due 11/20/2046 ~(a)	13,179	505
1.322% due 05/20/2047 ~(a)	19,608	819
1.368% due 01/20/2047 ~(a)	12,707	467
1.411% due 10/20/2046 ~(a)	12,799	510
1.431% due 09/20/2045 ~(a)	4,061	156
1.447% due 12/20/2045 ~(a)	2,799	71
1.471% due 08/20/2045 ~(a)	1,739	66
1.488% due 07/20/2046 ~(a)	13,342	486
1.498% due 11/20/2045 ~(a)	2,956	106
1.502% due 11/20/2046 ~(a)	930	46
1.531% due 06/20/2043 ~(a)	2,534	110
1.639% due 05/16/2053 ~(a)	374	24
1.670% due 05/20/2040 ~(a)	9,738	326
1.694% due 07/20/2041 ~(a)	2,842	123
1.781% due 04/20/2043 ~(a)	17,106	474
1.870% due 06/20/2042 ~(a)	3,174	90
1.881% due 08/20/2046 •(h)	24,884	24,803
1.893% due 12/20/2042 ~	1,285	1,256
1.920% due 06/20/2042 ~(a)	2,992	129
2.112% due 11/20/2060 •	1,195	1,181
2.162% due 03/20/2061 •	524	519
2.182% due 08/20/2062 •	918	909
2.250% due 07/16/2045	3,616	3,832
2.412% due 09/20/2065 - 11/20/2065 •	16,589	16,413
2.500% due 10/20/2047 •(a)	17,556	1,361
2.507% due 06/20/2049 •(a)	56,892	3,888
2.527% due 03/20/2048 •(a)	39,270	2,732
2.712% due 02/20/2066 •	3,657	3,727
3.000% due 05/20/2039 - 06/20/2046 (a)	38,824	2,300
3.000% due 09/20/2046 - 12/20/2046 (h)	28,515	30,539
3.000% due 11/20/2046 - 03/20/2048	5,408	5,793
3.017% due 02/20/2049 •(a)	83,471	4,574

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 10/20/2044 •	$3,321	$3,407
3.250% due 08/20/2045 •	2,239	2,296
3.500% due 03/20/2042 - 03/20/2050	42,137	45,011
3.500% due 11/20/2042 - 09/20/2046 (a)	11,181	1,602
3.500% due 04/20/2045 •	618	633
3.500% due 10/20/2046 - 01/20/2050 (h)	47,756	51,124
4.000% due 07/20/2039 - 03/20/2049	8,207	8,974
4.000% due 10/16/2044 (a)	2,337	320
4.000% due 10/20/2044 - 10/20/2049 (h)	158,794	170,346
4.000% due 11/20/2046 •	3,076	3,362
4.500% due 07/20/2039 - 04/20/2049	14,211	15,176
4.500% due 12/16/2041 - 05/20/2043 (a)	3,380	364
4.500% due 12/20/2041 - 09/20/2048 (h)	24,692	26,348
4.767% due 05/20/2049 •(a)	11,193	1,245
4.777% due 09/20/2043 •(a)	2,447	309
4.777% due 01/20/2044 •	4,000	4,730
5.000% due 08/20/2034 - 01/20/2049	2,578	2,764
5.000% due 04/15/2035 - 11/20/2048 (h)	3,745	4,022
5.000% due 09/20/2038 - 05/16/2043 (a)	1,777	287
5.000% due 06/20/2045 - 08/20/2045 •	1,755	2,167
5.277% due 04/20/2046 - 09/20/2049 •(a)	103,804	16,864
5.307% due 11/20/2045 •(a)	9,754	1,743
5.327% due 01/20/2035 - 08/20/2049 •(a)	10,540	1,438
5.345% due 06/16/2039 •(a)	1,805	249
5.347% due 12/20/2035 •(a)	23,328	4,218
5.395% due 11/16/2034 •(a)	655	117
5.427% due 10/20/2047 - 09/20/2048 •(a)	41,168	5,391
5.477% due 02/20/2042 •(a)	405	28
5.477% due 04/20/2048 •	14,353	16,772
5.500% due 02/20/2034 - 04/20/2040	290	313
5.500% due 11/16/2037 (a)	47	3
5.644% due 09/20/2045 •	323	453
5.695% due 01/16/2038 •(a)	3,815	437
5.745% due 02/16/2040 •(a)	3,580	662
5.807% due 10/20/2033 •(a)	967	123
5.927% due 05/20/2041 •(a)	3,110	523
6.000% due 07/20/2038 (h)	144	164
6.000% due 08/20/2038 - 06/20/2041	366	418
6.500% due 03/15/2035 (h)	737	894
7.500% due 11/15/2030	11	11
7.763% due 02/20/2045 •	564	637
8.000% due 05/17/2034 •	54	55
8.054% due 12/20/2040 •	2,626	3,060
14.811% due 10/20/2045 •	2,203	2,664

Ginnie Mae, TBA
3.000% due 04/01/2050 - 05/01/2050	164,950	174,426
3.500% due 04/01/2050 - 05/01/2050	196,400	206,937
4.000% due 04/01/2050	47,600	50,574
4.500% due 04/01/2050	16,880	17,920

Uniform Mortgage-Backed Security
2.500% due 01/01/2033 (h)	7,026	7,354
2.500% due 01/01/2033	8,673	9,079
3.000% due 04/01/2031 - 10/01/2049 (h)	117,647	124,506
3.500% due 10/01/2034 - 01/01/2047 (h)	71,638	76,723
3.500% due 03/01/2049 - 10/01/2049	6,301	6,708
4.000% due 12/01/2036 - 08/01/2049	106,494	114,999
4.000% due 01/01/2037 - 06/01/2049 (h)	517,727	559,883

124	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/01/2031 - 01/01/2049		$22,470	$24,619
4.500% due 04/01/2040 - 01/01/2049 (h)		97,997	106,254
5.000% due 06/01/2048 - 03/01/2049		13,669	14,878
5.000% due 07/01/2048 - 02/01/2049 (h)		14,543	15,865

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2035 - 06/01/2050		74,400	76,164
2.500% due 05/01/2035 - 06/01/2050		1,649,900	1,705,448
3.000% due 04/01/2035 - 05/01/2050		1,032,141	1,080,924
4.000% due 04/01/2035 - 05/01/2050		666,705	711,564
4.500% due 04/01/2035 - 05/01/2050		53,700	57,740
5.000% due 04/01/2050		165,450	178,680
6.000% due 04/01/2050		2,000	2,215

Total U.S. Government Agencies (Cost $7,873,856)			8,080,983

U.S. TREASURY OBLIGATIONS 22.3%

U.S. Treasury Inflation Protected Securities (f)
0.250% due 07/15/2029 (h)		1,757	1,826
0.375% due 01/15/2027 (h)		2,875	2,945
0.375% due 07/15/2027 (j)		770	792
0.750% due 07/15/2028 (h)(j)		8,522	9,126

U.S. Treasury Notes
1.750% due 03/31/2022		22,900	23,600
1.750% due 05/31/2022 (h)(j)		69,340	71,599
1.750% due 07/15/2022 (l)		2,760	2,856
1.750% due 09/30/2022 (h)(l)		57,200	59,358
1.750% due 01/31/2023 (j)(l)		25,350	26,407
1.875% due 08/31/2022 (h)		57,200	59,441
2.000% due 07/31/2022 (h)		37,500	39,047
2.000% due 10/31/2022 (h)		64,100	66,974
2.000% due 11/30/2022 (j)(l)		15,000	15,688
2.125% due 12/31/2021 (h)(j)(l)		92,400	95,464
2.125% due 06/30/2022 (h)		100,300	104,606
2.250% due 11/15/2025 (l)		1,600	1,758
2.250% due 08/15/2027 (h)(l)		21,700	24,363
2.375% due 01/31/2023 (h)		61,800	65,472
2.375% due 05/15/2029 (h)		75,500	86,902
2.500% due 03/31/2023 (h)		45,750	48,781
2.500% due 02/28/2026 (h)		57,600	64,357
2.625% due 06/30/2023 (h)(j)		25,000	26,884
2.625% due 12/31/2025 (h)		37,700	42,315
2.625% due 01/31/2026 (h)		60,500	67,984
2.625% due 02/15/2029 (h)		42,420	49,612
2.750% due 06/30/2025 (j)(l)		5,100	5,716
2.750% due 02/15/2028 (j)(l)		3,300	3,850
2.875% due 11/30/2025 (h)(l)		75,400	85,558
3.000% due 09/30/2025 (h)		22,000	25,037

Total U.S. Treasury Obligations (Cost $1,114,296)			1,178,318

NON-AGENCY MORTGAGE-BACKED SECURITIES 26.2%

Adjustable Rate Mortgage Trust
1.397% due 09/25/2035 •		5,574	4,647
2.097% due 02/25/2035 •		8,539	6,517

Aggregator of Loans Backed by Assets PLC
1.483% due 04/24/2049	GBP	469	577

American Home Mortgage Assets Trust
1.177% due 06/25/2037 •		$9,101	7,136
1.237% due 08/25/2037 ^•		10,823	8,389
3.472% due 01/25/2036 ~		1,423	1,004

American Home Mortgage Investment Trust
1.347% due 03/25/2046 •		7,941	6,478
2.482% due 06/25/2045 •		1,651	1,141
3.675% due 06/25/2045 •		223	215

Anthracite Ltd.
5.678% due 06/20/2041		6,629	755

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ashford Hospitality Trust
1.955% due 04/15/2035 •	$8,335	$6,992
2.155% due 05/15/2035 •	2,200	1,786
2.555% due 05/15/2035 •	1,600	1,308
2.805% due 04/15/2035 •	8,500	7,295
3.455% due 05/15/2035 •	2,300	1,837

Banc of America Alternative Loan Trust
1.307% due 06/25/2037 •	514	334
5.693% due 06/25/2037 ^•(a)	552	126
6.000% due 06/25/2046 ^	2,489	1,959

Banc of America Commercial Mortgage Trust
5.822% due 02/10/2051 ~	3,446	3,693
5.864% due 02/10/2051 ~	3,206	3,284

Banc of America Funding Trust
1.135% due 05/26/2037 •	35,805	28,025
1.797% due 01/27/2035 •	7,672	7,008
3.854% due 02/20/2036 ^~	1,264	1,050
4.184% due 01/20/2047 ^~	301	263
6.000% due 09/25/2036	23	23

Banc of America Mortgage Trust
3.880% due 11/20/2046 ^~	143	123
4.265% due 04/25/2035 ^~	4,765	4,205
4.796% due 06/25/2034 ~	86	75
4.805% due 05/25/2034 ~	47	44

Barclays Commercial Mortgage Securities Trust
3.096% due 07/15/2037 •	10,600	9,796

BCAP LLC Trust
1.797% due 01/26/2037 ~	4,117	3,227
3.832% due 01/26/2034 ~	31	30
3.854% due 02/26/2036 ~	6,628	5,376

Bear Stearns Adjustable Rate Mortgage Trust
3.799% due 10/25/2036 ^~	403	332
3.918% due 12/25/2046 ^•	769	605
3.943% due 12/25/2046 •	2,926	2,417
4.163% due 05/25/2037 ~	4,704	4,068

Bear Stearns ALT-A Trust
1.107% due 02/25/2034 •	43	38
1.267% due 08/25/2036 ^•	7,531	8,362
1.447% due 01/25/2036 ^•	1,384	1,686
3.716% due 08/25/2036 ^~	6,847	5,782
3.958% due 09/25/2035 ^~	698	520
4.017% due 04/25/2035 ~	91	76

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~	1,380	1,355
5.657% due 10/12/2041 ~	3,752	3,842

Bear Stearns Mortgage Funding Trust
1.177% due 09/25/2046 ^•	129	126

Bear Stearns Structured Products, Inc. Trust
3.726% due 01/26/2036 ^~	3,136	2,529

BX Commercial Mortgage Trust
1.455% due 11/15/2035 •	33,192	31,797

BXP Trust
3.379% due 06/13/2039	10,300	11,200

Chase Mortgage Finance Trust
4.548% due 02/25/2037 ~	92	84

ChaseFlex Trust
1.097% due 08/25/2037 •	4,157	4,078
1.287% due 05/25/2037 •	2,205	1,963
1.297% due 02/25/2037 •	5,716	1,814
1.347% due 05/25/2037 •	8,700	6,369

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	5,096	5,062
3.258% due 04/25/2066 ~	4,267	4,237
3.676% due 02/20/2036 ~	5,027	4,215
4.125% due 06/27/2037 ~	7,028	6,248
4.140% due 03/25/2036 ^•	43	38
4.810% due 05/25/2035 •	12	11
6.000% due 08/25/2037 ~	2,581	1,734

Citigroup Mortgage Loan Trust, Inc.
4.403% due 08/25/2035 ^~	1,042	854

Civic Mortgage LLC
4.349% due 11/25/2022 þ	413	412

COBALT CMBS Commercial Mortgage Trust
5.614% due 05/15/2046 ~	14,175	14,089

Commercial Mortgage Lease-Backed Certificates
7.961% due 06/20/2031 ~	9,526	9,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
1.525% due 12/10/2045 ~(a)		$5,481	$177
3.424% due 03/10/2031		10,000	10,381

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		56	43

Countrywide Alternative Loan Trust
1.067% due 06/25/2036 •		3,409	2,905
1.087% due 04/25/2047 •		469	386
1.093% due 12/20/2035 •		2,262	1,868
1.127% due 11/25/2036 •		4,847	4,329
1.137% due 09/25/2046 ^•		3,644	3,074
1.227% due 08/25/2047 ^•		4,905	4,020
1.347% due 06/25/2036 ^•		2,043	883
1.413% due 11/20/2035 •		387	315
1.647% due 05/25/2036 •		232	99
3.366% due 08/25/2035 •		5,720	4,986
3.466% due 09/25/2035 •		590	543
3.488% due 03/25/2047 ^•		134	112
4.016% due 10/20/2035 •		1,687	1,232
4.039% due 05/25/2036 ~		3,320	2,749
4.653% due 06/25/2036 •(a)		2,022	558
5.500% due 07/25/2035		8,584	7,402
6.000% due 07/25/2036 ^		22,666	14,998
6.000% due 08/25/2036		2,512	2,403
6.000% due 08/25/2036 •		2,027	1,939
6.000% due 04/25/2037 ^		3,508	2,533
6.000% due 04/25/2037		5,251	3,462
6.000% due 07/25/2037		15,642	7,862
6.003% due 10/25/2037 ^•(a)		7,237	2,262
6.500% due 12/25/2036		10,765	7,084

Countrywide Home Loan Mortgage Pass-Through Trust
1.607% due 02/25/2035 •		556	482
3.363% due 01/25/2036 ~		78	63
3.414% due 03/25/2037 ^~		694	564
3.419% due 02/25/2047 ^~		806	664
3.576% due 01/25/2036 ^~		3,231	2,799
3.775% due 11/25/2037 ~		1,845	1,595
4.500% due 05/01/2034		232	213
5.500% due 01/25/2035		337	346
5.750% due 05/25/2037 ^		33	23
5.750% due 07/25/2037 ^		2,422	1,819
6.000% due 01/25/2038		379	266
6.250% due 09/25/2037 ^		101	82
6.500% due 10/25/2037 ^		13,321	7,888
6.500% due 11/25/2037 ^		4,955	2,914

Countrywide Home Loan Reperforming REMIC Trust
1.287% due 01/25/2036 •		335	308
4.915% due 01/25/2034 ^~		4,204	3,914
7.500% due 06/25/2035 ^		724	737

Credit Suisse Commercial Mortgage Trust
5.603% due 01/15/2049 ^~(c)		2,500	3,442

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058		5,105	5,308
3.825% due 01/26/2047 ~		4,426	2,912
3.943% due 09/27/2047 ~		5,865	5,659
6.006% due 10/26/2036 ~		1,085	981
6.250% due 05/26/2048		7,567	4,988

Credit Suisse Mortgage Capital Trust
3.318% due 12/26/2059 ~		2,679	2,752
3.319% due 10/27/2059 ~		12,608	12,384
3.322% due 10/25/2058 ~		4,636	4,845
4.232% due 07/25/2050		6,888	6,717
4.789% due 05/27/2053 ~		2,305	2,621

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.097% due 03/25/2037 ^•		1,600	1,282
1.187% due 01/25/2047 •		1,896	1,324
1.247% due 09/25/2047 ^•		25,325	19,815

Dukinfield PLC
1.759% due 08/15/2045 •	GBP	397	491

Eurosail PLC
1.276% due 09/13/2045 •		1,373	1,613

First Horizon Alternative Mortgage Securities Trust
2.539% due 07/25/2036 ~		$139	105

First Horizon Mortgage Pass-Through Trust
4.338% due 11/25/2035 ~		22	19
4.622% due 08/25/2035 ~		140	108

Global Mortgage Securitization Ltd.
1.217% due 04/25/2032 •		2,255	2,070

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	125

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMAC Mortgage Corp. Loan Trust
5.500% due 05/25/2035 ~		$15	$13

Great Hall Mortgages PLC
1.019% due 06/18/2039 •		582	545

GreenPoint Mortgage Funding Trust
1.177% due 02/25/2037 •		12,505	9,609

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	14,325	13,107

GS Mortgage Securities Corp. Trust
1.905% due 07/15/2031 •		$11,605	9,294
2.155% due 07/15/2031 •		3,293	2,628
4.067% due 02/10/2029 ~		26,000	25,566
4.579% due 10/10/2032		26,200	23,812

GS Mortgage Securities Trust
1.225% due 08/10/2043 ~(a)		36,991	362

GSMPS Mortgage Loan Trust
1.297% due 01/25/2036 •		767	590
1.347% due 04/25/2036 •		7,894	6,026
4.031% due 03/25/2035 ~		5,037	4,629
4.038% due 01/25/2036 ~		4,907	4,273

GSMSC Resecuritization Trust
3.716% due 06/26/2037 ~		7,159	5,934

GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		869	465

Harben Finance PLC
1.551% due 08/20/2056 •	GBP	564	692

HarborView Mortgage Loan Trust
0.940% due 01/19/2038 •		$23,105	18,702
0.955% due 12/19/2036 •		5,575	4,043
0.960% due 11/19/2036 •		7,624	6,144
1.370% due 08/19/2045 •		57	49
3.763% due 04/19/2034 ~		129	112
3.866% due 09/19/2035 •		7,816	6,648
3.966% due 10/19/2035 •		26,219	18,866

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~		6,510	6,055

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	53,331	65,181

Homestar Mortgage Acceptance Corp.
1.742% due 03/25/2034 •		$2,668	2,223

HSI Asset Loan Obligation Trust
1.317% due 12/25/2036 •		888	208
5.683% due 12/25/2036 •(a)		869	223

HSI Asset Securitization Corp. Trust
1.757% due 07/25/2035 •		13,265	12,298

Hudson’s Bay Simon JV Trust
5.447% due 08/05/2034 ~		784	776

Impac Secured Assets Trust
1.227% due 08/25/2036 •		1,995	1,513
1.297% due 05/25/2036 •		37	30

IndyMac Mortgage Loan Trust
1.127% due 02/25/2037 ^•		3,177	2,640
1.147% due 10/25/2036 •		12	9
1.727% due 12/25/2034 •		412	300
3.413% due 09/25/2036 ^~		3,449	2,647
3.556% due 09/25/2036 ^~		232	187
3.562% due 06/25/2037 ^~		15,402	11,514
3.768% due 08/25/2035 ~		64	54

Jefferies Resecuritization Trust
7.019% due 06/25/2047 ~		1,000	784

JPMorgan Alternative Loan Trust
1.107% due 11/25/2036 ^•		2,301	1,843
3.581% due 11/25/2036 ^~		849	848
6.000% due 12/27/2036		3,885	2,944

JPMorgan Chase Commercial Mortgage Securities Trust
2.415% due 06/15/2035 •		2,500	2,160
2.845% due 10/15/2032 •		3,900	3,618
4.486% due 01/12/2039 ~		5,756	5,711
5.126% due 01/12/2037 ~		1,116	1,137
5.215% due 01/12/2037 ~		2,577	2,610
5.337% due 05/15/2047		26,469	25,788
5.607% due 01/12/2038 ~		1,500	1,538
5.764% due 05/15/2045 ~		1,544	1,528
5.855% due 06/12/2043 ~		3,022	3,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
3.618% due 06/25/2036 ~	$6,396	$5,169
3.803% due 01/25/2037 ~	4,260	3,516
3.914% due 11/25/2035 ~	4,920	4,264
4.021% due 04/25/2035 ~	38	36
4.688% due 07/25/2035 ~	7	6
7.000% due 08/25/2037 ^	1,271	948

JPMorgan Resecuritization Trust
6.000% due 08/26/2036 ~	3,613	3,258
6.000% due 09/26/2036	7,548	6,240

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	7,182	7,842
4.250% due 09/29/2046 «	37,568	42,699

La Hipotecaria Panamanian Mortgage Trust
2.750% due 09/08/2039 «•	6,392	6,610
3.508% due 11/24/2042 «•	12,954	13,497

LB-UBS Commercial Mortgage Trust
0.142% due 02/15/2040 ~(a)	3,801	0
5.111% due 07/15/2040 ~	3,750	3,726

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	3,900	3,497

Lehman Mortgage Trust
1.267% due 08/25/2036 ^•	160	114
1.397% due 11/25/2036 •	31,151	6,903
5.603% due 11/25/2036 •(a)	19,438	6,311
5.750% due 02/25/2037 ^	5,687	4,531

Lehman XS Trust
1.177% due 04/25/2046 ^•	7,969	7,415
1.187% due 08/25/2036 ^•	189	171
2.527% due 08/25/2047 ^•	3,469	2,675

Luminent Mortgage Trust
1.177% due 05/25/2037 ^•	49	39

MASTR Asset Securitization Trust
6.250% due 01/25/2038	823	628

MASTR Reperforming Loan Trust
6.000% due 08/25/2034	1,117	634
7.000% due 07/25/2035	3,025	2,665

Merrill Lynch Mortgage Investors Trust
4.116% due 02/25/2036 ^~	817	633

Merrill Lynch Mortgage Trust
5.343% due 11/12/2037 ~	3,542	3,521
5.998% due 07/12/2038 ~	153	155

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,647	2,577
2.750% due 08/25/2059 ~	14,279	14,206

ML-CFC Commercial Mortgage Trust
5.324% due 12/12/2049 ~	4,983	3,917

Morgan Stanley Bank of America Merrill Lynch Trust
0.978% due 12/15/2048 ~(a)	8,086	172

Morgan Stanley Capital Trust
5.383% due 11/14/2042 ~	996	989
5.574% due 11/12/2049 ~	2,811	2,821
5.576% due 10/12/2052 ~	922	913
5.945% due 06/11/2042 ~	4,200	4,395

Morgan Stanley Mortgage Loan Trust
1.847% due 02/25/2036 ^•	410	344
3.919% due 09/25/2035 ^~	88	68
3.951% due 12/25/2035 ~	7,279	6,217
5.500% due 10/25/2037 ^	699	673
5.701% due 02/25/2047 þ	2,694	1,519

Morgan Stanley Re-REMIC Trust
1.807% due 02/26/2037 •	15,289	12,673

Mortgage Equity Conversion Asset Trust
0.660% due 01/25/2042 •	31,081	28,954
0.670% due 05/25/2042 •	15,047	13,809
2.000% due 02/25/2042 •	6,237	5,862

MortgageIT Securities Corp. Mortgage Loan Trust
1.177% due 06/25/2047 •	3,892	3,392

Motel 6 Trust
1.625% due 08/15/2034 •	4,250	3,992
1.895% due 08/15/2034 •	8,506	7,573
2.855% due 08/15/2034 •	883	786

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates
5.000% due 01/22/2026	1,098	1,117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039		$10,180	$9,955

New Century Home Equity Loan Trust
3.500% due 10/25/2059 ~		5,099	5,149

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		47,331	47,429

New York Mortgage Trust
1.607% due 08/25/2035 •		1,133	983

One Bryant Park Trust
2.516% due 09/15/2054		50,000	51,057

RBSGC Mortgage Loan Trust
1.247% due 01/25/2037 •		21,817	4,611

RBSSP Resecuritization Trust
3.929% due 12/25/2035 ~		4,848	4,189
6.000% due 06/26/2037 ~		514	413

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	15,250	10,863
3.650% due 08/12/2053		8,300	5,957

Residential Accredit Loans, Inc. Trust
1.087% due 01/25/2037 •		$4,219	3,906
1.137% due 05/25/2037 •		5,939	4,944
1.147% due 10/25/2046 •		1,771	1,533
1.247% due 08/25/2035 •		213	168
1.297% due 08/25/2035 ^•		1,247	949
1.347% due 06/25/2037 •		4,664	2,958
1.747% due 10/25/2045 •		162	128
2.910% due 10/25/2037 ~		6,928	5,560
3.326% due 09/25/2045 •		3,370	2,837
5.236% due 05/25/2035 ^~		76	50
5.653% due 06/25/2037 •(a)		4,664	1,110
8.000% due 04/25/2036 ^•		254	233

Residential Asset Securitization Trust
6.250% due 08/25/2036		663	523

Residential Funding Mortgage Securities, Inc. Trust
5.044% due 04/25/2037 ~		477	386

RESIMAC Bastille Trust
2.227% due 12/05/2059 •		694	692

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	1,129	1,376

RiverView HECM Trust
1.217% due 05/25/2047 •		$8,732	8,141

Sequoia Mortgage Trust
4.050% due 07/20/2037 ~		123	83

Stanlington PLC
1.460% due 06/12/2046 •	GBP	464	573

Structured Adjustable Rate Mortgage Loan Trust
1.097% due 02/25/2037 •		$5,133	4,307
1.597% due 08/25/2035 •		8,698	6,728
2.097% due 12/25/2037 ^•		3,790	3,255
3.803% due 05/25/2035 ~		1,940	1,518
3.982% due 08/25/2035 ~		508	439

Structured Asset Mortgage Investments Trust
1.127% due 07/25/2046 •		80	62
1.137% due 07/25/2046 ^•		5,604	3,799

Structured Asset Securities Corp.
1.197% due 07/25/2035 •		939	801
1.207% due 11/25/2035 •		8,547	6,890
3.950% due 01/25/2036 ~		2,346	2,068

Structured Asset Securities Corp. Mortgage Loan Trust
1.237% due 10/25/2036 •		261	205

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.823% due 09/25/2033 ~		99	93

Thornburg Mortgage Securities Trust
1.847% due 03/25/2044 •		37	33
2.237% due 03/25/2037 ^•		7,059	5,732

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	20,511	24,950
1.911% due 02/20/2054 •		1,063	1,283

Towd Point Mortgage Funding PLC
1.551% (BP0003M + 0.800%) due 02/20/2045 ~		485	586
1.724% due 10/20/2051 •		11,308	13,645

Trinity Square PLC
1.875% due 07/15/2051 •		1,753	2,141

126	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS-Barclays Commercial Mortgage Trust
0.204% due 08/10/2049 ~(a)		$178,586	$937

Wachovia Bank Commercial Mortgage Trust
5.655% due 02/15/2051 ~		3,097	2,455

WaMu Commercial Mortgage Securities Trust
3.801% due 11/23/2043 ~		1,300	1,326

WaMu Mortgage Pass-Through Certificates Trust
1.687% due 11/25/2034 •		970	872
1.727% due 10/25/2044 •		3,379	3,065
2.234% due 01/25/2047 •		7,851	6,611
2.736% due 04/25/2047 ^•		1,205	906
2.776% due 07/25/2047 •		739	573
3.523% due 12/25/2036 ^~		1,374	1,142
3.599% due 03/25/2037 ^~		7,110	6,098
3.612% due 07/25/2037 ^~		96	76
3.649% due 12/25/2035 ^~		888	680
3.875% due 01/25/2035 ~		5,809	5,448
3.983% due 07/25/2037 ^~		60	47

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	753
1.322% due 12/21/2049 •		20,194	24,801
1.522% due 09/21/2049 •		1,092	1,352
2.022% due 12/21/2049 •		2,387	2,928
2.522% due 12/21/2049 •		1,193	1,465
3.022% due 12/21/2049 •		682	837
3.522% due 12/21/2049 •		682	824

Washington Mutual Mortgage Pass-Through Certificates Trust
1.197% due 02/25/2036 •		$313	233
2.666% due 01/25/2047 •		2,120	1,605
4.241% due 09/25/2036 ^þ		6,275	2,634
5.750% due 11/25/2035 ^		1,145	980
6.500% due 03/25/2036 ^		9,740	7,701

Wells Fargo Alternative Loan Trust
1.487% due 03/25/2037 ^•		745	600

Wells Fargo Commercial Mortgage Trust
1.647% due 12/13/2031 •		11,140	10,599
1.897% due 12/13/2031 •		9,273	8,857
2.641% due 12/13/2031 •		220	180

Wells Fargo Mortgage-Backed Securities Trust
1.447% due 06/25/2037 ^•		102	85
4.424% due 11/25/2037 ^~		8,358	7,785

Total Non-Agency Mortgage-Backed Securities (Cost $1,475,493)			1,389,088

ASSET-BACKED SECURITIES 33.8%

Accredited Mortgage Loan Trust
1.207% due 09/25/2036 •		13,196	12,334
1.427% due 09/25/2035 •		3,405	3,133

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	2,100	2,242

ACE Securities Corp. Home Equity Loan Trust
1.067% due 02/25/2037 •		$4,085	1,869
1.247% due 02/25/2036 •		2,111	1,986
1.562% due 12/25/2035 •		17,261	15,976
1.922% due 11/25/2033 •		1,103	1,020
2.117% due 02/25/2035 •		16,385	14,815

Aegis Asset-Backed Securities Trust
1.577% due 06/25/2035 •		4,000	2,177
1.647% due 03/25/2035 •		7,050	6,516

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.777% due 12/25/2034 •		2,234	1,801

Allegro CLO Ltd.
2.990% due 01/30/2026 •		342	342

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.622% due 07/25/2035 •		3,843	3,791
1.627% due 01/25/2036 •		5,000	3,134
1.652% due 05/25/2035 •		339	340
1.862% due 01/25/2035 •		5,152	4,854
2.897% due 06/25/2034 •		646	484

Arbor Realty Commercial Real Estate Notes Ltd.
1.855% due 05/15/2037 •		3,700	3,305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	2,400	$2,548

Argent Securities Trust
1.097% due 07/25/2036 •		$19,225	14,859
1.137% due 03/25/2036 •		3,463	2,912

Argent Securities, Inc. Asset-Backed Pass- Through Certificates
3.737% due 10/25/2033 •		293	299

Asset-Backed Funding Certificates Trust
1.567% due 04/25/2034 •		509	509
2.197% due 06/25/2034 •		1,455	1,336

Asset-Backed Securities Corp. Home Equity Loan Trust
1.027% due 05/25/2037 •		421	302
1.667% due 06/25/2035 •		282	284
1.907% due 11/25/2033 •		2,666	2,314

Avery Point CLO Ltd.
2.939% due 01/18/2025 •		220	220

Ayresome CDO Ltd.
1.269% due 12/08/2045 •		1,027	1,014
1.329% due 12/08/2045 •		2,963	2,772

B&M CLO Ltd.
2.573% due 04/16/2026 •		2,337	2,326

Barings BDC Static CLO Ltd.
2.851% due 04/15/2027 •		17,612	17,452

Bayview Financial Asset Trust
2.927% due 03/25/2037 •		5,849	4,824

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		381	344

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		1,951	1,937

Bear Stearns Asset-Backed Securities Trust
1.097% due 11/25/2036 •		3,097	2,688
1.147% due 12/25/2036 •		4,321	4,295
1.147% due 04/25/2037 ^•		390	984
1.187% due 07/25/2036 •		10,308	9,255
1.447% due 12/25/2035 •		96	93
1.667% due 12/25/2035 •		5,128	2,978
1.802% due 07/25/2034 •		5,462	4,977
3.247% due 09/25/2033 •		200	106
6.000% due 03/25/2036		8,519	6,608

Benefit Street Partners CLO Ltd.
2.599% due 07/18/2027 •		1,145	1,132
3.069% due 01/20/2029 •		8,000	7,780

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	298	324

BNC Mortgage Loan Trust
1.167% due 03/25/2037 •		$29,581	18,617
1.237% due 05/25/2037 •		10,000	6,330

BNPP AM Euro CLO
0.650% due 10/15/2031 •	EUR	250	260

Business Jet Securities LLC
4.447% due 06/15/2033		$615	501

Business Loan Express Business Loan Trust
1.237% due 09/25/2038 •		3,099	2,511

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	3,800	4,130

Carrington Mortgage Loan Trust
1.167% due 10/25/2036 •		$11,809	5,669

Castle Park CLO DAC
0.611% due 01/15/2028 •	EUR	454	498

Catamaran CLO Ltd.
2.644% due 01/27/2028 •		$6,887	6,728

Cent CLO Ltd.
2.901% due 10/15/2026 •		4,400	4,315
3.105% due 10/29/2025 •		927	900

CIT Mortgage Loan Trust
2.447% due 10/25/2037 •		4,200	3,549

Citicorp Residential Mortgage Trust
5.022% due 06/25/2037 þ		9,000	4,276

Citigroup Mortgage Loan Trust
1.077% due 08/25/2036 •		10,796	10,425
1.087% due 12/25/2036 •		322	314
1.097% due 12/25/2036 •		3,774	1,736
1.107% due 09/25/2036 •		540	415

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.127% due 01/25/2037 •		$3,495	$2,623
1.207% due 07/25/2045 •		7,840	6,030
1.247% due 10/25/2036 •		8,366	5,347

Citigroup Mortgage Loan Trust, Inc.
1.357% due 10/25/2035 •		540	539
1.397% due 10/25/2035 ^•		4,229	3,931

College Avenue Student Loans LLC
2.147% due 12/26/2047 •		2,737	2,619
2.597% due 11/26/2046 •		6,190	6,065
4.130% due 12/26/2047		3,759	4,010

Columbia Cent CLO Ltd.
2.944% due 10/25/2028 •		4,420	4,336

Conseco Finance Corp.
6.280% due 09/01/2030		6,844	6,980

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032 ~		19,650	7,650

Countrywide Asset-Backed Certificates
1.077% due 12/25/2036 ^•		1,300	1,000
1.087% due 06/25/2037 •		8,380	6,852
1.087% due 07/25/2037 ^•		2,429	2,183
1.087% due 06/25/2047 •		2,930	2,466
1.097% due 05/25/2037 •		2,757	2,704
1.127% due 06/25/2047 •		82	80
1.147% due 09/25/2047 ^•		1,092	731
1.167% due 09/25/2037 ^•		729	593
1.167% due 09/25/2047 ^•		2,692	2,228
1.187% due 04/25/2036 ^•		313	246
1.197% due 02/25/2036 •		1,570	1,296
1.237% due 01/25/2037 •		16,600	10,752
1.247% due 07/25/2036 •		134	130
1.317% due 07/25/2036 •		14,425	9,539
1.577% due 02/25/2036 •		5,596	5,227
1.667% due 01/25/2036 •		14,300	13,371
1.967% due 10/25/2032 •		5,646	5,345

Countrywide Asset-Backed Certificates Trust
1.107% due 03/25/2037 •		600	587
1.187% due 03/25/2037 •		21,060	17,275
1.187% due 10/25/2046 •		8,909	7,914
1.197% due 04/25/2046 ^•		4,260	3,742
1.207% due 09/25/2046 •		3,100	2,522
1.687% due 08/25/2047 •		2,083	1,865
1.747% due 08/25/2047 •		202	192
1.847% due 05/25/2036 •		2,070	1,885

Countrywide Asset-Backed Certificates Trust, Inc.
1.847% due 10/25/2034 •		555	471

Credit-Based Asset Servicing & Securitization CBO Ltd.
2.438% due 02/16/2041 •		248,640	11,334
2.681% due 12/15/2034 •		19,097	3,819

Credit-Based Asset Servicing & Securitization LLC
1.067% due 07/25/2037 •		147	87
1.097% due 05/25/2036 •		3,596	2,784
1.187% due 05/25/2036 •		5,763	4,525
6.250% due 10/25/2036 þ		730	732

Credit-Based Asset Servicing & Securitization Trust
1.007% due 11/25/2036 •		2,553	1,286

Crown Point CLO Ltd.
2.776% due 07/17/2028 •		16,000	15,385
2.989% due 10/20/2028 •		2,000	1,930
3.269% due 10/20/2028 •		8,500	7,945

CSAB Mortgage-Backed Trust
6.500% due 11/25/2036 ^þ		68	19

CVC Cordatus Loan Fund DAC
0.650% due 07/21/2030 •	EUR	700	737

CWHEQ Revolving Home Equity Loan Trust
0.885% due 05/15/2036 •		$7,223	6,675

Driven Brands Funding LLC
4.739% due 04/20/2048		4,913	4,812

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	3,700	3,920

ECMC Group Student Loan Trust
1.947% due 07/25/2069 •		$8,395	8,217

Ellington Loan Acquisition Trust
1.997% due 05/25/2037 •		3,298	2,996
2.047% due 05/25/2037 •		6,671	6,069

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	21,500	23,454

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	127

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMC Mortgage Loan Trust
2.047% due 08/25/2040 •		$945	$857

Encore Credit Receivables Trust
1.982% due 10/25/2035 •		3,552	2,592

Equifirst Loan Securitization Trust
1.137% due 04/25/2037 •		9,211	8,105

Euro-Galaxy CLO BV
0.750% due 01/17/2031 •	EUR	500	492

Fairstone Financial Issuance Trust
3.948% due 03/21/2033	CAD	3,500	2,486

First Franklin Mortgage Loan Trust
1.107% due 04/25/2036 •		$3,948	3,498
1.327% due 02/25/2036 •		5,500	3,714
1.447% due 12/25/2035 •		6,100	4,989
1.757% due 04/25/2035 •		677	675
2.597% due 01/25/2035 •		5,671	4,188

Fremont Home Loan Trust
1.087% due 01/25/2037 •		14,407	8,137
1.107% due 05/25/2036 •		18,694	11,719
1.107% due 08/25/2036 •		25,134	9,239
1.877% due 04/25/2035 •		10,657	9,544

Gallatin CLO Ltd.
2.869% due 01/21/2028 •		2,700	2,633

GE-WMC Mortgage Securities Trust
1.097% due 08/25/2036 •		16,450	8,260

Glacier Funding CDO Ltd.
2.801% due 11/12/2042 •		2,307	2,274

Goodgreen Trust
3.930% due 10/15/2053 ~		10,666	10,954

Greystone Commercial Real Estate Notes Ltd.
1.885% due 09/15/2037 •		13,600	11,940

GSAA Home Equity Trust
1.177% due 04/25/2047 •		8,718	5,018
1.247% due 05/25/2047 •		534	376
2.822% due 02/25/2035 •		900	756
6.000% due 08/25/2047 ^		665	606

GSAMP Trust
1.067% due 12/25/2036 •		968	491

Harley Marine Financing LLC
5.682% due 05/15/2043 «		14,374	11,051

Harvest CLO DAC
0.509% due 11/15/2028 •	EUR	1,307	1,411

Harvest SBA Loan Trust
3.197% due 08/25/2044 •		$11,720	10,782

Hildene CLO Ltd.
3.194% due 10/10/2038 •		20,783	20,454

Home Equity Asset Trust
1.417% due 01/25/2036 •		17,500	14,451
1.922% due 12/25/2034 •		962	877

Home Equity Mortgage Loan Asset-Backed Trust
1.187% due 08/25/2036 •		7,500	5,517
1.187% due 04/25/2037 •		5,950	4,101

HSI Asset Securitization Corp. Trust
1.097% due 12/25/2036 •		6,469	4,956
1.337% due 11/25/2035 •		1,501	1,384

IndyMac Mortgage Loan Trust
1.017% due 07/25/2036 •		13,303	4,946

Invitation Homes Trust
1.900% due 01/17/2038 •		60,807	57,711

JPMorgan Mortgage Acquisition Corp.
1.287% due 02/25/2036 ^•		9,161	8,672

JPMorgan Mortgage Acquisition Trust
1.117% due 04/25/2036 •		525	526
1.157% due 10/25/2036 •		3,287	3,040

Legacy Mortgage Asset Trust
3.353% due 01/28/2070 •		32,114	31,778
3.438% due 05/25/2059 þ		2,528	2,567
4.000% due 06/25/2058 þ		13,302	12,945

Lehman XS Trust
1.067% due 02/25/2037 •		11,895	10,502
1.107% due 02/25/2037 •		4,417	3,902
1.117% due 01/25/2037 •		32	31

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •		26,000	25,301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
1.092% due 07/25/2036 •		$13,397	$9,344
1.097% due 05/25/2036 •		1,783	1,089
1.107% due 09/25/2036 •		24,610	8,020
1.652% due 11/25/2035 •		8,262	5,433
1.742% due 06/25/2034 •		70	63
1.847% due 06/25/2035 •		6,654	6,575
2.222% due 02/25/2035 •		700	634

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •		20,000	19,433

LP Credit Card ABS Master Trust
3.189% due 08/20/2024 •		2,613	2,525

M360 Advisors LLC
4.395% due 07/24/2028		1,096	1,085
6.121% due 07/24/2028		19,700	18,985

Madison Park Funding Ltd.
3.079% due 07/20/2026 •		7,004	6,829

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	1,500	1,545

MAPS Ltd.
4.212% due 05/15/2043		$7,418	5,625

Marlette Funding Trust
3.710% due 12/15/2028		905	881

MASTR Asset-Backed Securities Trust
1.097% due 06/25/2036 •		8,901	4,495
1.107% due 10/25/2036 •		2,823	1,483
1.117% due 10/25/2036 •		586	566
1.177% due 01/25/2037 •		11,759	4,171
1.187% due 10/25/2036 •		8,703	6,944
1.447% due 10/25/2035 ^•		6,611	5,545
1.527% due 12/25/2035 •		2,475	2,383

Merrill Lynch Mortgage Investors Trust
1.057% due 08/25/2037 •		598	335
1.097% due 08/25/2037 •		32,283	18,259
1.467% due 06/25/2035 •		395	384
1.667% due 06/25/2035 •		440	408

Monarch Grove CLO
2.674% due 01/25/2028 •		5,900	5,722

Morgan Stanley ABS Capital, Inc. Trust
1.742% due 01/25/2035 •		11,685	10,680
1.877% due 07/25/2034 •		124	111
1.997% due 04/25/2035 •		200	167
2.847% due 02/25/2047 •		3,980	3,274

Morgan Stanley IXIS Real Estate Capital Trust
1.097% due 11/25/2036 •		14,799	6,293

Morgan Stanley Mortgage Loan Trust
1.187% due 04/25/2037 •		1,905	714
5.726% due 10/25/2036 ^þ		2,974	1,292

Mountain View CLO Ltd.
1.795% due 10/16/2029 •		13,500	12,690
2.631% due 10/15/2026 •		5,270	5,216
2.668% due 10/13/2027 •		9,030	8,647

Nassau Ltd.
2.960% due 10/15/2029 •		18,500	17,564

National Collegiate Student Loan Trust
1.596% due 06/25/2029 •		407	404

Navient Student Loan Trust
1.747% due 07/26/2066 •		15,858	15,362

Neuberger Berman CLO Ltd.
2.631% due 07/15/2027 •		2,088	2,034

New Century Home Equity Loan Trust
1.892% due 06/25/2035 •		1,332	1,182

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.357% due 02/25/2036 •		1,189	1,156

NovaStar Mortgage Funding Trust
3.047% due 12/25/2034 •		120	96

OCP CLO Ltd.
2.631% due 07/15/2027 •		8,442	8,359

Octagon Investment Partners Ltd.
2.681% due 07/15/2027 •		8,300	8,028

OFSI Fund Ltd.
2.719% due 10/18/2026 •		1,400	1,400

Option One Mortgage Loan Trust
1.077% due 07/25/2037 •		3,111	2,144

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.127% due 04/25/2037 •		$216	$145
1.447% due 08/25/2032 •		482	462
1.682% due 05/25/2035 •		3,000	2,644

Option One Mortgage Loan Trust Asset-Backed Certificates
1.407% due 11/25/2035 •		13,200	11,695
1.587% due 07/25/2033 •		758	676

Ozlme BV
0.820% due 01/18/2030 •	EUR	1,200	1,264

Palisades CDO Ltd.
2.452% due 07/22/2039 •		$12,505	12,227

Palmer Square Loan Funding Ltd.
2.481% due 07/15/2026 •		5,698	5,563
2.592% due 11/15/2026 •		1,667	1,628
2.701% due 10/24/2027 •		12,466	12,137
2.789% due 04/20/2027 •		10,789	10,567

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.967% due 10/25/2034 •		3,315	3,264
2.072% due 10/25/2034 •		21,500	18,383
2.822% due 09/25/2034 •		454	428
3.047% due 09/25/2034 •		5,594	4,086

People’s Choice Home Loan Securities Trust
1.832% due 06/25/2034 •		5,797	5,406

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024		96	95

RAAC Trust
1.247% due 06/25/2044 •		48	40
1.647% due 03/25/2034 •		110	105
2.447% due 09/25/2047 •		5,900	5,362

Renaissance Home Equity Loan Trust
5.473% due 01/25/2037 þ		9,150	4,173

Residential Asset Mortgage Products Trust
1.107% due 02/25/2037 •		374	372
1.627% due 12/25/2035 •		11,507	9,026
2.822% due 10/25/2034 •		6,060	5,033

Residential Asset Securities Corp. Trust
1.097% due 07/25/2036 •		3,154	2,986
1.177% due 06/25/2036 •		18,499	17,120
1.197% due 04/25/2037 •		134	131
1.952% due 05/25/2035 •		3,794	3,335

RMF Buyout Issuance Trust
3.436% due 11/25/2028 ~		4,638	4,636

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		21,048	15,975

Saranac CLO Ltd.
2.295% due 06/22/2030 •		10,000	9,563

Saxon Asset Securities Trust
1.257% due 09/25/2037 •		2,621	2,361
1.934% due 11/25/2035 •		9,000	7,813

SCF Reality Capital Funding LLC
4.100% due 06/25/2047		7,366	7,161

Securitized Asset-Backed Receivables LLC Trust
1.037% due 07/25/2036 •		3,848	1,647
1.562% due 01/25/2035 •		12,440	10,855
1.922% due 03/25/2035 •		107	106

SG Mortgage Securities Trust
1.377% due 10/25/2035 •		1,274	1,256

SLC Student Loan Trust
0.851% due 03/15/2027 •		3,956	3,938

SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	2,610	2,863
0.000% due 06/17/2024 •		1,880	2,038
0.061% due 12/15/2033 •		1,276	1,308
0.164% due 07/25/2039 •		880	906
1.291% due 03/15/2038 •	GBP	2,892	3,366
2.394% due 10/25/2029 •		$3,882	3,784

SoFi Consumer Loan Program LLC
3.260% due 08/25/2025		1,134	1,099

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		4,436	4,405
2.650% due 09/25/2040		1,156	1,152

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		25,000	24,302

128	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
1.227% due 05/25/2036 •		$26,000	$23,670

Specialty Underwriting & Residential Finance Trust
1.097% due 09/25/2037 •		1,872	1,341
1.297% due 03/25/2037 •		568	405

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		40,590	38,257

Sprite Ltd.
4.250% due 12/15/2037		2,853	2,164

St Paul’s CLO DAC
0.850% due 08/20/2030 •	EUR	16,650	18,140

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		$2,039	2,037

START Ireland
4.089% due 03/15/2044		6,686	4,686

Starwood Commercial Mortgage Trust
1.785% due 07/15/2038 •		25,400	23,503

Store Master Funding LLC
4.290% due 10/20/2048		4,271	4,347

Structured Asset Investment Loan Trust
1.119% due 07/25/2036 •		2,051	1,254
1.747% due 04/25/2034 •		5,269	4,870

Structured Asset Securities Corp. Mortgage Loan Trust
1.082% due 07/25/2036 •		895	840
1.082% due 02/25/2037 •		23,842	18,244
1.107% due 12/25/2036 •		37,328	32,201
1.157% due 02/25/2037 •		12,174	11,350

Symphony CLO Ltd.
2.788% due 07/14/2026 •		20,568	19,976

Taberna Preferred Funding Ltd.
2.231% due 05/05/2038 •		4,102	3,650
2.251% due 12/05/2036 •		32,278	26,468
2.321% due 11/05/2035 •		2,340	1,989

Telos CLO Ltd.
2.786% due 04/17/2028 •		19,981	19,414

Terwin Mortgage Trust
1.197% due 05/25/2038 •		9,079	5,086

Thunderbolt Aircraft Lease Ltd.
4.147% due 09/15/2038 þ		20,446	14,694

TICP CLO Ltd.
2.619% due 07/20/2027 •		2,149	2,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.659% due 04/20/2028 •		$20,000	$19,397

Toro ABS CDO Ltd.
1.992% due 02/07/2042 •		274,947	20,805

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	300	317

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		$2,000	1,973
1.947% due 10/25/2059 •		14,190	13,895
3.000% due 11/25/2058 ~		4,396	4,449
4.170% due 11/25/2058 ~		7,674	6,586

Tralee CLO Ltd.
2.929% due 10/20/2028 •		2,000	1,926
3.519% due 10/20/2028 •		3,150	2,841

Trinitas CLO Ltd.
3.184% due 10/25/2028 •		12,500	12,086

Tropic CDO Ltd.
2.151% due 07/15/2036 •		10,921	9,719
2.581% due 04/15/2034 •		82	79

U.S. Capital Funding Ltd.
2.114% due 10/10/2040 •		881	758

Upstart Securitization Trust
2.897% due 09/20/2029		3,145	2,919
4.997% due 08/20/2025		5,121	5,028

Venture CDO Ltd.
2.711% due 04/15/2027 •		5,280	5,144

Venture CLO Ltd.
0.000% due 08/28/2029 •		18,700	17,750
2.413% due 02/28/2026 •		9,626	9,359
2.952% due 10/22/2031 •		4,000	3,860

Voya CLO Ltd.
2.514% due 07/25/2026 •		2,982	2,920

Wells Fargo Home Equity Asset-Backed Securities Trust
3.047% due 11/25/2035 •		5,000	4,124

WhiteHorse Ltd.
2.766% due 04/17/2027 •		2,133	2,112

Z Capital Credit Partners CLO Ltd.
2.793% due 07/16/2027 •		5,800	5,652

Zais CLO Ltd.
2.981% due 04/15/2028 •		4,100	3,997

Total Asset-Backed Securities (Cost $1,919,534)			1,790,108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (g) 0.1%
		$5,560

U.S. TREASURY BILLS 0.6%
0.320% due 04/07/2020 - 06/18/2020 (d)(e)(l)	$30,582	30,578

Total Short-Term Instruments (Cost $36,131)		36,138

Total Investments in Securities (Cost $12,456,360)		12,512,592

	SHARES
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%

PIMCO Short-Term Floating NAV Portfolio III	3,727,758	36,610

Total Short-Term Instruments (Cost $36,553)		36,610

Total Investments in Affiliates (Cost $36,553)		36,610

Total Investments 237.1% (Cost $12,492,913)		$12,549,202

Financial Derivative Instruments (i)(k) (0.0)% (Cost or Premiums, net $(34,257))		(1,937)

Other Assets and Liabilities, net (137.1)%		(7,253,874)

Net Assets 100.0%		$5,293,391

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	129

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$5,560	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(5,677)	$5,560	$5,560

Total Repurchase Agreements						$(5,677)	$5,560	$5,560

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.900%	03/13/2020	04/13/2020		$(178,558)	$(178,643)
	0.960	03/12/2020	04/15/2020		(448,929)	(449,168)
BPS	1.350	03/13/2020	04/09/2020		(10,321)	(10,328)
BSN	1.760	02/12/2020	04/15/2020		(24,305)	(24,363)
CIB	1.780	02/12/2020	04/14/2020		(349,986)	(350,834)
CSN	1.000	03/12/2020	04/15/2020		(6,483)	(6,487)
FOB	1.400	03/13/2020	04/09/2020		(2,898)	(2,900)
	1.850	03/13/2020	04/09/2020		(14,752)	(14,766)
JML	(0.150)	01/08/2020	04/08/2020	EUR	(2,863)	(3,157)
JPS	1.210	03/12/2020	04/09/2020		$(2,235)	(2,237)
	1.210	03/17/2020	04/09/2020		(22,256)	(22,267)
NOM	0.940	03/12/2020	04/15/2020		(219,012)	(219,126)
RCY	0.940	03/11/2020	04/09/2020		(6,760)	(6,764)
	0.950	03/12/2020	04/15/2020		(248,183)	(248,314)
	1.500	03/17/2020	04/16/2020		(76,419)	(76,467)
	1.500	03/18/2020	04/16/2020		(104,999)	(105,060)
	1.500	03/18/2020	04/17/2020		(33,938)	(33,958)
	1.500	03/31/2020	04/16/2020		(26,481)	(26,482)
SCX	1.150	03/18/2020	04/16/2020		(17,696)	(17,704)

Total Reverse Repurchase Agreements						$(1,799,025)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	0.100%	03/31/2020	04/01/2020	$(90,929)	$(90,929)
	0.230	03/31/2020	04/06/2020	(111,490)	(111,491)
BOS	0.250	03/31/2020	04/01/2020	(129,312)	(129,312)
BPG	1.200	03/17/2020	04/17/2020	(44,454)	(44,476)
	1.730	02/25/2020	04/03/2020	(2,438)	(2,442)
	1.750	02/21/2020	04/03/2020	(9,336)	(9,355)
GSC	0.400	03/31/2020	04/01/2020	(201,213)	(201,215)
MSC	1.730	02/25/2020	05/04/2020	(443)	(444)
TDL	1.700	02/03/2020	04/03/2020	(3,994)	(4,005)
UBS	1.660	02/28/2020	04/09/2020	(134,241)	(134,446)
	1.660	03/31/2020	04/09/2020	(18,358)	(18,359)
	1.700	02/07/2020	04/07/2020	(324,010)	(324,837)
	1.700	02/25/2020	04/07/2020	(17,067)	(17,096)
	1.700	03/24/2020	04/07/2020	(121,716)	(121,762)
	1.700	03/31/2020	04/07/2020	(21,824)	(21,824)
	1.710	02/13/2020	04/13/2020	(130,144)	(130,441)
	1.710	02/19/2020	04/13/2020	(5,761)	(5,773)
	1.710	02/24/2020	04/13/2020	(63,789)	(63,902)
	1.710	02/26/2020	04/13/2020	(38,655)	(38,719)
	1.710	03/18/2020	04/13/2020	(33,053)	(33,075)
	1.710	03/24/2020	04/13/2020	(91,851)	(91,886)
	1.710	03/25/2020	04/13/2020	(98,047)	(98,079)
	1.740	02/25/2020	04/20/2020	(2,327)	(2,331)
	1.740	03/24/2020	04/20/2020	(6,497)	(6,500)
	1.740	03/31/2020	04/20/2020	(38,438)	(38,440)

Total Sale-Buyback Transactions					$(1,741,139)

130	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (31.0)%
Ginnie Mae, TBA	3.000%	04/01/2050	$50,000	$(52,334)	$(52,893)
Ginnie Mae, TBA	5.000	05/01/2050	27,800	(29,042)	(29,607)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2050	233,400	(241,340)	(246,921)
Uniform Mortgage-Backed Security, TBA	3.500	05/13/2050	219,700	(232,195)	(232,196)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2050	683,705	(722,331)	(730,054)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	321,935	(342,853)	(343,658)
Uniform Mortgage-Backed Security, TBA	5.500	04/01/2050	4,500	(4,931)	(4,928)

Total Short Sales (31.0)%				$(1,625,026)	$(1,640,257)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(627,811)	$0	$(627,811)	$648,891	$21,080
BPS	0	(10,328)	0	(10,328)	10,682	354
BSN	0	(24,363)	0	(24,363)	25,234	871
CIB	0	(350,834)	0	(350,834)	360,261	9,427
CSN	0	(6,487)	0	(6,487)	6,732	245
DEU	0	0	0	0	(427)	(427)
FICC	5,560	0	0	5,560	(5,677)	(117)
FOB	0	(17,666)	0	(17,666)	17,763	97
JML	0	(3,157)	0	(3,157)	3,530	373
JPS	0	(24,504)	0	(24,504)	25,570	1,066
NOM	0	(219,126)	0	(219,126)	229,727	10,601
RCY	0	(497,045)	0	(497,045)	526,778	29,733
SCX	0	(17,704)	0	(17,704)	18,882	1,178

Master Securities Forward Transaction Agreement
BCY	0	0	(202,420)	(202,420)	201,567	(853)
BOS	0	0	(129,312)	(129,312)	128,856	(456)
BPG	0	0	(56,273)	(56,273)	57,284	1,011
BPS	0	0	0	0	(1,606)	(1,606)
GSC	0	0	(201,215)	(201,215)	199,828	(1,387)
MSC	0	0	(444)	(444)	468	24
TDL	0	0	(4,005)	(4,005)	4,000	(5)
UBS	0	0	(1,147,470)	(1,147,470)	1,155,075	7,605

Total Borrowings and Other Financing Transactions	$5,560	$(1,799,025)	$(1,741,139)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(20,823)	$0	$0	$(20,823)
U.S. Government Agencies	0	(1,771,438)	0	0	(1,771,438)
U.S. Treasury Obligations	0	(6,764)	0	0	(6,764)

Total	$0	$(1,799,025)	$0	$0	$(1,799,025)

Sale-Buyback Transactions
U.S. Treasury Obligations	(421,456)	(1,319,239)	(444)	0	(1,741,139)

Total	$(421,456)	$(1,319,239)	$(444)	$0	$(1,741,139)

Total Borrowings	$(421,456)	$(3,118,264)	$(444)	$0	$(3,540,164)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(3,540,164)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	131

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

(h)	Securities with an aggregate market value of $3,642,899 and cash of $340 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(3,061,734) at a weighted average interest rate of 2.115%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(530) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2021	1,113	$277,443	$13	$42	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2020	769	$(191,241)	$(3,999)	$0	$(67)
90-Day Eurodollar June Futures	06/2022	1,113	(277,179)	40	0	0
90-Day Eurodollar March Futures	03/2021	13,731	(3,422,967)	(78,611)	0	(546)
90-Day Eurodollar March Futures	03/2022	1,669	(415,810)	(80)	0	(80)
U.S. Treasury 10-Year Note June Futures	06/2020	1,219	(169,060)	(6,935)	171	0

				$(89,585)	$171	$(693)

Total Futures Contracts				$(89,572)	$213	$(693)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	06/20/2020	$	145,600	$2,009	$(2,868)	$(859)	$4	$0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		92,700	(148)	(1,956)	(2,104)	0	(9)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021		161,200	(1,582)	(4,649)	(6,231)	0	(28)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		153,200	278	(3,722)	(3,444)	0	(39)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		173,500	(2,729)	(4,648)	(7,377)	0	(44)
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		17,850	151	(384)	(233)	0	(15)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		32,800	800	(2,625)	(1,825)	0	(13)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		118,400	(900)	(10,112)	(11,012)	0	(38)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		138,250	(5,639)	(10,237)	(15,876)	0	(28)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		31,100	61	(1,679)	(1,618)	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		48,500	(1,727)	(3,212)	(4,939)	0	(5)
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		4,230	70	(231)	(161)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		399,700	(16,069)	(47,457)	(63,526)	360	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		54,000	(3,095)	(5,129)	(8,224)	77	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		23,300	2,108	(3,679)	(1,571)	49	0
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	09/07/2027		1,500	75	(234)	(159)	3	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,700	208	(641)	(433)	29	(21)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		25,300	(75)	(2,106)	(2,181)	137	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		11,600	(232)	(1,211)	(1,443)	58	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		9,300	(9)	(1,169)	(1,178)	51	0
Receive(1)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		26,750	116	(1,522)	(1,406)	152	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,600	(12)	(466)	(478)	47	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		3,400	(7)	(658)	(665)	96	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		8,400	(50)	(1,884)	(1,934)	239	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		105,770	1,347	(22,095)	(20,748)	2,970	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		43,322	76	(11,554)	(11,478)	1,253	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,900	90	(23)	67	6	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	(158)	(47)	25	0

Total Swap Agreements							$(24,774)	$(146,309)	$(171,083)	$5,556	$(243)

132	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$213	$5,556	$5,769	$0	$(693)	$(243)	$(936)

(j)

Securities with an aggregate market value of $60,544 and cash of $18,238 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	124,694		$160,780	$5,898	$0

BPS	04/2020		$1,049	EUR	942	0	(10)

BRC	04/2020		1,629	GBP	1,330	23	0

CBK	04/2020	EUR	79,094		$86,712	0	(521)

MYI	05/2020		2,429		2,666	0	(17)

SCX	04/2020		$152,526	GBP	124,694	2,357	0
	05/2020	CAD	27,447		$20,694	1,181	0
	05/2020	EUR	78,152		85,861	0	(443)
	05/2020	GBP	124,694		152,644	0	(2,347)

Total Forward Foreign Currency Contracts						$9,459	$(3,338)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400%	05/19/2027	236,100	$1,334	$265

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750	08/14/2020	12,000	69	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	12/15/2020	74,300	188	15
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/26/2021	173,850	1,130	1,170

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/26/2021	169,350	1,101	1,139

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	12/15/2020	636,800	1,365	131

MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.025	04/08/2020	5,900	18	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.778	04/27/2020	39,500	211	1

NGF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750	12/15/2020	366,000	879	75

							$6,295	$2,796

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	$	72.000	04/08/2020	220,000	$9	$0

FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		60.000	04/08/2020	386,500	15	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		60.000	05/06/2020	200,000	8	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050		67.500	04/08/2020	149,500	6	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2050		69.500	05/06/2020	499,000	19	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050		114.000	05/06/2020	125,000	5	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 05/01/2050		80.000	05/06/2020	52,000	2	0

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050		108.000	05/06/2020	196,500	15	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050		110.000	05/06/2020	30,000	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	133

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Ginnie Mae, TBA 3.000% due 05/01/2050	$	72.000	05/06/2020	2,000	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		70.000	04/08/2020	200,000	8	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		69.000	05/06/2020	285,500	11	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		70.000	05/06/2020	45,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		71.000	05/06/2020	71,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050		71.000	04/08/2020	325,000	13	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050		75.000	05/06/2020	12,600	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2050		76.000	05/06/2020	124,000	5	0

SAL	Put - OTC Ginnie Mae, TBA 3.000% due 04/01/2050		65.000	04/14/2020	60,000	2	0
	Put - OTC Ginnie Mae, TBA 3.500% due 04/01/2050		65.000	04/14/2020	75,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		65.000	04/08/2020	542,500	21	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2035		65.000	04/13/2020	27,000	1	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050		135.000	04/08/2020	44,000	2	0

						$152	$0

Total Purchased Options						$6,447	$2,796

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	08/14/2020	12,000	$(35)	$0

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.378	04/27/2020	39,500	(237)	(2,566)

							$(272)	$(2,566)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	$	99.211	04/08/2020	23,000	$(52)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		99.281	04/08/2020	23,500	(40)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		99.766	04/08/2020	49,500	(141)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		101.281	04/08/2020	23,500	(27)	(562)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		101.898	05/06/2020	29,000	(45)	(469)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050		101.984	04/08/2020	39,000	(90)	0

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		100.641	04/08/2020	47,500	(78)	(1,441)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		98.379	04/08/2020	47,500	(141)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		99.000	04/08/2020	15,500	(38)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		99.219	04/08/2020	22,000	(48)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		99.945	04/08/2020	23,000	(68)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		100.898	04/08/2020	35,500	(107)	(985)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		101.000	04/08/2020	15,500	(24)	(415)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		101.133	04/08/2020	47,000	(72)	(1,194)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		101.219	04/08/2020	22,000	(34)	(540)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		101.445	04/08/2020	23,000	(31)	(513)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		99.227	05/06/2020	21,000	(52)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		100.422	05/06/2020	30,000	(108)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		101.422	05/06/2020	30,000	(84)	(623)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		101.477	05/06/2020	59,000	(92)	(1,194)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		101.992	05/06/2020	29,000	(41)	(443)

SAL	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050		100.469	04/08/2020	49,500	(81)	(1,587)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 05/01/2050		101.156	05/06/2020	23,000	(43)	(538)
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050		101.961	04/08/2020	35,000	(88)	0

						$(1,625)	$(10,505)

Total Written Options						$(1,897)	$(13,071)

134	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	3,811	$(1,315)	$1,069	$0	$(246)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		7,366	(1,617)	1,145	0	(472)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		466	(106)	76	0	(30)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		25,000	(1,384)	1,316	0	(68)

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		16,700	(392)	209	0	(183)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		1,600	(18)	(11)	0	(29)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,000	(108)	95	0	(13)

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		2,300	(16)	(48)	0	(64)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		40,129	(887)	894	7	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		12,512	(381)	375	0	(6)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		6,350	(139)	69	0	(70)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,397	8	(8)	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		794	(38)	38	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		6,300	(328)	311	0	(17)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		300	(13)	11	0	(2)

JPS	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,000	(108)	95	0	(13)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		21,000	(734)	504	0	(230)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		29,600	(368)	(164)	0	(532)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		49,653	(1,876)	1,852	0	(24)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		15,000	(1,430)	1,333	0	(97)

SAL	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		4,662	(914)	615	0	(299)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		22,300	(582)	337	0	(245)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		172,000	(1,424)	(1,666)	0	(3,090)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		8,500	(11)	(227)	0	(238)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		838	7	(7)	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		7,349	91	(94)	0	(3)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		50,600	50	(377)	0	(327)

							$(14,033)	$7,742	$7	$(6,298)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.800%	Quarterly	06/05/2020	$ 145,000	$0	$318	$318	$0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.740	Quarterly	06/18/2020	1,300,000	0	3,568	3,568	0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.995	Quarterly	06/19/2020	330,000	0	63	63	0
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	1.210	Quarterly	06/19/2020	285,000	0	(558)	0	(558)

							$0	$3,391	$3,949	$(558)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	1,012,564	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2038	$	6,582	$0	$115	$115	$0
	Pay	IOS.FN.550.08 Index	293,662	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2039		1,615	0	40	40	0
	Pay	IOS.FN.600.08 Index	190,130	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2039		1,141	0	28	28	0

SAL	Pay	IOS.FN.550.08 Index	427,682	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2039		2,352	0	58	58	0
	Pay	IOS.FN.600.08 Index	295,840	0.811% (1-Month USD-LIBOR)	Monthly	01/12/2039		1,775	0	43	43	0

									$0	$284	$284	$0

Total Swap Agreements									$(14,033)	$11,417	$4,240	$(6,856)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	135

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$5,898	$0	$0	$5,898	$0	$0	$(718)	$(718)	$5,180	$(5,660)	$(480)
BPS	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
BRC	23	0	0	23	0	0	(98)	(98)	(75)	180	105
CBK	0	265	0	265	(521)	0	0	(521)	(256)	513	257
DUB	0	1,185	183	1,368	0	0	(225)	(225)	1,143	(1,281)	(138)
FAR	0	0	0	0	0	(1,031)	0	(1,031)	(1,031)	1,358	327
FBF	0	0	7	7	0	0	(70)	(70)	(63)	209	146
GLM	0	1,139	0	1,139	0	0	0	0	1,139	0	1,139
GSC	0	0	0	0	0	(1,441)	0	(1,441)	(1,441)	917	(524)
GST	0	0	0	0	0	0	(89)	(89)	(89)	0	(89)
JPM	0	131	0	131	0	(5,908)	0	(5,908)	(5,777)	7,405	1,628
JPS	0	0	3,949	3,949	0	0	(571)	(571)	3,378	(1,721)	1,657
MYC	0	1	0	1	0	(2,566)	(883)	(3,449)	(3,448)	2,666	(782)
MYI	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
NGF	0	75	0	75	0	0	0	0	75	(330)	(255)
SAL	0	0	101	101	0	(2,125)	(4,202)	(6,327)	(6,226)	7,324	1,098
SCX	3,538	0	0	3,538	(2,790)	0	0	(2,790)	748	(1,200)	(452)

Total Over the Counter	$9,459	$2,796	$4,240	$16,495	$(3,338)	$(13,071)	$(6,856)	$(23,265)

(l)

Securities with an aggregate market value of $21,884 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$213	$213
Swap Agreements	0	0	0	0	5,556	5,556

	$0	$0	$0	$0	$5,769	$5,769

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,459	$0	$9,459
Purchased Options	0	0	0	0	2,796	2,796
Swap Agreements	0	7	0	0	4,233	4,240

	$0	$7	$0	$9,459	$7,029	$16,495

	$0	$7	$0	$9,459	$12,798	$22,264

136	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$693	$693
Swap Agreements	0	0	0	0	243	243

	$0	$0	$0	$0	$936	$936

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,338	$0	$3,338
Written Options	0	0	0	0	13,071	13,071
Swap Agreements	0	6,298	0	0	558	6,856

	$0	$6,298	$0	$3,338	$13,629	$23,265

	$0	$6,298	$0	$3,338	$14,565	$24,201

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(26)	$(26)
Futures	0	0	0	0	(30,397)	(30,397)
Swap Agreements	0	0	0	0	(48,393)	(48,393)

	$0	$0	$0	$0	$(78,816)	$(78,816)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,546	$0	$6,546
Purchased Options	0	0	0	0	(6,810)	(6,810)
Written Options	0	0	0	0	15,955	15,955
Swap Agreements	0	3,648	0	0	4,506	8,154

	$0	$3,648	$0	$6,546	$13,651	$23,845

	$0	$3,648	$0	$6,546	$(65,165)	$(54,971)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(66,510)	$(66,510)
Swap Agreements	0	0	0	0	(124,195)	(124,195)

	$0	$0	$0	$0	$(190,705)	$(190,705)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,719	$0	$3,719
Purchased Options	0	0	0	0	(1,190)	(1,190)
Written Options	0	0	0	0	(7,986)	(7,986)
Swap Agreements	0	(8,924)	0	0	3,824	(5,100)

	$0	$(8,924)	$0	$3,719	$(5,352)	$(10,557)

	$0	$(8,924)	$0	$3,719	$(196,057)	$(201,262)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,417	$0	$1,417
Corporate Bonds & Notes
Banking & Finance	0	31,929	0	31,929
Industrials	0	4,611	0	4,611
U.S. Government Agencies	0	8,080,983	0	8,080,983
U.S. Treasury Obligations	0	1,178,318	0	1,178,318
Non-Agency Mortgage-Backed Securities	0	1,318,440	70,648	1,389,088
Asset-Backed Securities	0	1,779,057	11,051	1,790,108

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short-Term Instruments
Repurchase Agreements	$0	$5,560	$0	$5,560
U.S. Treasury Bills	0	30,578	0	30,578

	$0	$12,430,893	$81,699	$12,512,592

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$36,610	$0	$0	$36,610

Total Investments	$36,610	$12,430,893	$81,699	$12,549,202

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	137

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,640,257)	$0	$(1,640,257)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	213	5,556	0	5,769
Over the counter	0	16,495	0	16,495

	$213	$22,051	$0	$22,264

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(693)	$(243)	$0	$(936)
Over the counter	0	(23,265)	0	(23,265)

	$(693)	$(23,508)	$0	$(24,201)

Total Financial Derivative Instruments	$(480)	$(1,457)	$0	$(1,937)

Totals	$36,130	$10,789,179	$81,699	$10,907,008

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$126,623	$2,565	$(13,850)	$204	$477	$3,254	$0	$(48,625)	$70,648	$4,603
Asset-Backed Securities	33,906	0	(11,623)	0	0	565	0	(11,797)	11,051	746

Totals	$160,529	$2,565	$(25,473)	$204	$477	$3,819	$0	$(60,422)	$81,699	$5,349

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$70,648	Proxy Pricing	Base Price	102.000-111.000	108.253
Asset-Backed Securities	11,051	Other Valuation Techniques(2)	—	—	—

Total	$81,699

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

138	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Strategic Bond Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Brookfield Retail Holdings
3.489% (LIBOR03M + 2.500%) due 08/27/2025 ~		$201	$145

Dell International LLC
2.990% (LIBOR03M + 2.000%) due 09/19/2025 ~		479	460

NCI Building Systems, Inc.
4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~		197	173

Total Loan Participations and Assignments (Cost $859)			778

CORPORATE BONDS & NOTES 31.1%

BANKING & FINANCE 19.6%

AerCap Ireland Capital DAC
3.950% due 02/01/2022		200	174
4.450% due 12/16/2021		300	268

AIA Group Ltd.
1.636% (US0003M + 0.520%) due 09/20/2021 ~		700	695

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(d)(e)	EUR	400	376

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$400	352

Bank of America Corp.
3.864% due 07/23/2024 •		300	315

Barclays PLC
4.610% due 02/15/2023 •		400	407
4.972% due 05/16/2029 •		700	757
8.000% due 12/15/2020 •(d)(e)	EUR	200	211

BNP Paribas S.A.
4.705% due 01/10/2025 •		$300	313
7.000% due 08/16/2028 •(d)(e)		300	291

Brookfield Finance, Inc.
4.000% due 04/01/2024		50	51

CIT Group, Inc.
4.750% due 02/16/2024		200	196

Citigroup, Inc.
2.876% due 07/24/2023 •		50	50

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(d)(e)	EUR	500	531
6.625% due 06/29/2021 •(d)(e)		200	212

Credit Suisse Group AG
6.375% due 08/21/2026 •(d)(e)		$200	176

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		500	529

Crown Castle International Corp.
3.400% due 02/15/2021		300	302

Deutsche Bank AG
3.961% due 11/26/2025 •		400	371
4.250% due 02/04/2021		700	672

FCE Bank PLC
0.086% due 08/26/2020 •	EUR	200	215

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$700	665
4.424% (US0003M + 2.550%) due 01/07/2021 ~		200	190

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		400	372

Goldman Sachs Group, Inc.
2.801% (US0003M + 1.000%) due 07/24/2023 ~		200	190
2.876% due 10/31/2022 •		100	101
2.904% (US0003M + 1.110%) due 04/26/2022 ~		200	195
3.213% (US0003M + 1.600%) due 11/29/2023 ~		300	293

Harley-Davidson Financial Services, Inc.
2.520% (US0003M + 0.940%) due 03/02/2021 ~		400	400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
4.292% due 09/12/2026 •		$300	$314
4.583% due 06/19/2029 •		100	107

JPMorgan Chase & Co.
2.694% (US0003M + 0.900%) due 04/25/2023 ~		400	386
3.031% (US0003M + 1.230%) due 10/24/2023 ~		300	291
3.060% (US0003M + 1.480%) due 03/01/2021 ~		300	301
3.797% due 07/23/2024 •		200	210

Lazard Group LLC
4.500% due 09/19/2028		800	804

LeasePlan Corp. NV
2.875% due 10/24/2024		200	196

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		300	296
4.050% due 08/16/2023		300	313
7.625% due 06/27/2023 •(d)(e)	GBP	300	317

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	199

Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		500	528

Nationwide Building Society
4.302% due 03/08/2029 •		300	318
4.363% due 08/01/2024 •		300	302

Navient Corp.
6.625% due 07/26/2021		200	206

NTT Finance Corp.
1.900% due 07/21/2021		500	498

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		100	90

Regions Bank
2.207% (US0003M + 0.500%) due 08/13/2021 ~		300	292

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		500	506
4.519% due 06/25/2024 •		200	202
4.800% due 04/05/2026		500	498
8.625% due 08/15/2021 •(d)(e)		300	294

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		950	1,003
7.375% due 06/24/2022 •(d)(e)	GBP	200	205

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		$700	756

Societe Generale S.A.
6.750% due 04/06/2028 •(d)(e)		300	250

Springleaf Finance Corp.
6.125% due 03/15/2024		250	249
8.250% due 12/15/2020		100	101

UniCredit SpA
7.830% due 12/04/2023		600	641

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	200	218

Wells Fargo & Co.
2.600% due 07/22/2020		$100	100
3.000% due 04/22/2026		300	309
3.007% (US0003M + 1.230%) due 10/31/2023 ~		200	191
3.069% due 01/24/2023		200	203

			21,564

INDUSTRIALS 8.9%

American Airlines Pass-Through Trust
3.250% due 04/15/2030		87	79

Broadcom Corp.
3.000% due 01/15/2022		300	297
3.625% due 01/15/2024		300	297

Broadcom, Inc.
3.125% due 04/15/2021		200	198

Charter Communications Operating LLC
4.464% due 07/23/2022		500	517

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~		$157	$155

Constellation Brands, Inc.
2.392% (US0003M + 0.700%) due 11/15/2021 ~		100	94
2.650% due 11/07/2022		200	191

D.R. Horton, Inc.
4.375% due 09/15/2022		100	102
4.750% due 02/15/2023		200	202

Dell International LLC
4.420% due 06/15/2021		50	51

EMC Corp.
2.650% due 06/01/2020		90	90

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~		200	196

Hasbro, Inc.
2.600% due 11/19/2022		200	198

Hyundai Capital America
1.689% due 09/18/2020 •		700	696

IHS Markit Ltd.
5.000% due 11/01/2022		200	211

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	400

L3Harris Technologies, Inc.
2.250% (US0003M + 0.480%) due 04/30/2020 ~		100	100

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		200	174

Microchip Technology, Inc.
3.922% due 06/01/2021		400	390

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	165	236

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		$500	506

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		600	607

Petroleos Mexicanos
6.840% due 01/23/2030		200	146

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		550	541

Schaeffler Finance BV
3.250% due 05/15/2025	EUR	400	420

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		$800	813

Southern Co.
2.950% due 07/01/2023		300	302

TEGNA, Inc.
4.625% due 03/15/2028		200	177

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		78	75

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~		100	100

Toyota Tsusho Corp.
3.625% due 09/13/2023		300	294

Transocean, Inc.
7.250% due 11/01/2025		100	51

Volkswagen Group of America Finance LLC
2.477% (US0003M + 0.770%) due 11/13/2020 ~		600	593

Zoetis, Inc.
3.250% due 08/20/2021		300	304

			9,803

UTILITIES 2.6%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		300	279
2.330% (US0003M + 0.750%) due 06/01/2021 ~		200	194

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	139

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CNOOC Finance Ltd.
3.000% due 05/09/2023	$300	$306

Duke Energy Corp.
1.418% (US0003M + 0.650%) due 03/11/2022 ~	300	292

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	400	409

Entergy Corp.
5.125% due 09/15/2020	100	100

ONEOK, Inc.
4.550% due 07/15/2028	700	590

Petrobras Global Finance BV
5.299% due 01/27/2025	325	312
6.125% due 01/17/2022	200	201

Rio Oil Finance Trust
8.200% due 04/06/2028	250	228

		2,911

Total Corporate Bonds & Notes (Cost $34,875)		34,278

U.S. GOVERNMENT AGENCIES 53.5%

Fannie Mae
1.067% due 03/25/2034 •	11	11
1.847% due 04/25/2032 •	14	14

Fannie Mae, TBA
3.000% due 06/01/2040	16,400	17,139

Uniform Mortgage-Backed Security
3.500% due 03/01/2048	11,001	11,645
4.000% due 04/01/2048	1,577	1,709

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050	14,600	15,069
3.500% due 05/01/2050	7,000	7,398
4.000% due 04/01/2050 - 05/01/2050	5,600	5,979

Total U.S. Government Agencies (Cost $57,624)		58,964

U.S. TREASURY OBLIGATIONS 34.4%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2021	2,394	2,346
0.125% due 01/15/2030	602	621
0.250% due 07/15/2029	504	524
0.500% due 01/15/2028	2,091	2,181
0.750% due 07/15/2028	2,363	2,531
1.375% due 02/15/2044	221	284
1.750% due 01/15/2028	739	841
2.500% due 01/15/2029	72	88

U.S. Treasury Notes
1.250% due 07/31/2023 (j)	587	605
1.250% due 08/31/2024	3,300	3,431
1.500% due 02/15/2030 (g)	2,400	2,588
2.625% due 12/31/2023	3,400	3,693
2.625% due 03/31/2025	1,800	1,999
2.625% due 02/15/2029	360	421
2.750% due 04/30/2023 (g)	8,400	9,037
2.750% due 07/31/2023	1,326	1,434
2.875% due 05/15/2028 (j)	1,100	1,298
3.125% due 11/15/2028	3,300	3,986

Total U.S. Treasury Obligations (Cost $35,206)		37,908

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	162	146

Banc of America Funding Trust
4.410% due 06/20/2032 ~	29	27

Bear Stearns Adjustable Rate Mortgage Trust
3.588% due 03/25/2035 ~	1	1
3.995% due 02/25/2034 ~	33	32

Bear Stearns ALT-A Trust
4.055% due 05/25/2036 ^~	828	528

Countrywide Alternative Loan Trust
6.000% due 01/25/2036	530	455

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
3.785% due 08/25/2034 ^~		$8	$7

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~		10	10

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		335	272

EMF-NL Prime BV
0.407% due 04/17/2041 •	EUR	52	54

GSR Mortgage Loan Trust
3.680% due 06/25/2034 ~		$18	16
5.750% due 01/25/2037 ^		17	15

HarborView Mortgage Loan Trust
4.088% due 06/19/2036 ^~		161	103

MASTR Adjustable Rate Mortgages Trust
3.844% due 05/25/2034 ~		77	69

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.565% due 08/15/2032 •		106	92

Residential Accredit Loans, Inc. Trust
6.109% due 09/25/2037 ~		587	461

Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		208	109

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		33	27

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	1,256	1,516

WaMu Mortgage Pass-Through Certificates Trust
3.351% due 03/25/2037 ^~		$623	507
3.366% due 08/25/2042 •		20	17

Total Non-Agency Mortgage-Backed Securities (Cost $4,943)			4,464

ASSET-BACKED SECURITIES 18.7%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.417% due 11/25/2035 •		680	644
1.967% due 09/25/2034 •		500	472

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,000	1,062

Babson Euro CLO BV
0.434% due 10/25/2029 •		500	545

Bayview Financial Acquisition Trust
6.096% due 12/28/2036 þ		$500	488

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		342	340
3.967% due 03/28/2034 þ		34	34

Bear Stearns Asset-Backed Securities Trust
1.177% due 02/25/2037 •		551	432
1.577% due 02/25/2036 •		635	621

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	500	543

CIT Mortgage Loan Trust
2.447% due 10/25/2037 •		$400	338

Countrywide Asset-Backed Certificates
1.147% due 06/25/2047 ^•		528	415

Countrywide Asset-Backed Certificates Trust
1.687% due 08/25/2047 •		225	201

CSAB Mortgage-Backed Trust
1.087% due 11/25/2036 •		1,032	229

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	500	530

Fremont Home Loan Trust
1.087% due 01/25/2037 •		$658	371

HSI Asset Securitization Corp. Trust
1.467% due 01/25/2036 •		400	285

IXIS Real Estate Capital Trust
1.177% due 01/25/2037 •		126	45

LCM LP
2.859% due 10/20/2027 •		400	387

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		448	439

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •		$1,000	$973

Morgan Stanley ABS Capital, Inc. Trust
1.487% due 12/25/2034 •		231	211

OZLM Ltd.
2.820% due 04/30/2027 •		600	585

Palmer Square Loan Funding Ltd.
2.483% due 02/20/2028 •		400	393
2.592% due 11/15/2026 •		392	383

Residential Asset Securities Corp. Trust
1.127% due 04/25/2036 •		6	6
1.207% due 07/25/2036 ^•		1,409	1,065
1.347% due 02/25/2036 •		1,570	1,467

Saxon Asset Securities Trust
1.257% due 09/25/2037 •		490	441

SG Mortgage Securities Trust
1.157% due 10/25/2036 •		700	439

Sierra Madre Funding Ltd.
1.405% due 09/07/2039 •		1,385	1,247

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		800	778

Soundview Home Loan Trust
1.147% due 06/25/2037 •		717	537

Terwin Mortgage Trust
1.317% due 01/25/2037 •		711	342

Tikehau CLO BV
0.880% due 12/07/2029 •	EUR	400	424

Tralee CLO Ltd.
2.929% due 10/20/2028 •		$600	578

Venture CLO Ltd.
2.952% due 10/22/2031 •		700	676
3.049% due 04/20/2029 •		700	677

WaMu Asset-Backed Certificates WaMu Trust
1.172% due 05/25/2037 •		529	461

Zais CLO Ltd.
2.981% due 04/15/2028 •		500	487

Total Asset-Backed Securities (Cost $20,831)			20,591

SOVEREIGN ISSUES 3.9%

Argentina Government International Bond
38.039% (ARLLMONP) due 06/21/2020 ~	ARS	1,035	7

Chile Government International Bond
1.250% due 01/29/2040	EUR	100	95

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,800	562
6.350% due 08/12/2028		3,100	1,002
8.200% due 08/12/2026		1,000	364

Provincia de Buenos Aires
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	380	2

Qatar Government International Bond
5.103% due 04/23/2048		$400	487

Saudi Government International Bond
5.000% due 04/17/2049		500	542

South Africa Government International Bond
4.850% due 09/30/2029		400	330

Turkey Government International Bond
5.750% due 03/22/2024		200	187
6.350% due 08/10/2024		800	761

Total Sovereign Issues (Cost $4,430)			4,339

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

AGFC Capital Trust
3.581% (US0003M + 1.750%) due 01/15/2067 ~		100,000	40

Nationwide Building Society
10.250% ~		250	41

Total Preferred Securities (Cost $106)			81

140	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.4%

CERTIFICATES OF DEPOSIT 0.4%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$400	$399

REPURCHASE AGREEMENTS (f) 1.0%
			1,119

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	358	4
53.823% due 05/13/2020 (a)(b)		40	0

			4

Total Short-Term Instruments (Cost $1,524)			1,522

Total Investments in Securities (Cost $160,398)			162,925

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short-Term Floating NAV Portfolio III	101,660	$998

Total Short-Term Instruments (Cost $999)		998

Total Investments in Affiliates (Cost $999)		998

Total Investments 148.8% (Cost $161,397)		$163,923

Financial Derivative Instruments (h)(i) (1.4)% (Cost or Premiums, net $(2,555))		(1,510)

Other Assets and Liabilities, net (47.4)%		(52,281)

Net Assets 100.0%		$110,132

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$1,119	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(1,146)	$1,119	$1,119

Total Repurchase Agreements						$(1,146)	$1,119	$1,119

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
SGY	(0.140)%	03/31/2020	04/14/2020	$(2,598)	$(2,598)

Total Reverse Repurchase Agreements					$(2,598)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	141

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
UBS	1.660%	03/25/2020	04/09/2020	$(7,790)	$(7,793)

Total Sale-Buyback Transactions					$(7,793)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.4)%
Uniform Mortgage-Backed Security, TBA	4.000%	04/01/2050	$5,600	$(5,993)	$(5,980)

Total Short Sales (5.4)%				$(5,993)	$(5,980)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$1,119	$0	$0	$1,119	$(1,146)	$(27)
SGY	0	(2,598)	0	(2,598)	2,587	(11)

Master Securities Forward Transaction Agreement
UBS	0	0	(7,793)	(7,793)	7,746	(47)

Total Borrowings and Other Financing Transactions	$1,119	$(2,598)	$(7,793)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(2,598)	$0	$0	$(2,598)

Total	$0	$(2,598)	$0	$0	$(2,598)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(7,793)	0	0	(7,793)

Total	$0	$(7,793)	$0	$0	$(7,793)

Total Borrowings	$0	$(10,391)	$0	$0	$(10,391)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(10,391)

(g)	Securities with an aggregate market value of $10,333 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(507) at a weighted average interest rate of 1.242%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(3) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

142	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	$146.000	05/22/2020	27	$27	$1	$0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	152.000	05/22/2020	7	7	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	106.500	05/22/2020	4	4	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	120.000	05/22/2020	10	10	0	1

Total Purchased Options					$1	$1

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	18	$	3,425	$(8)	$21	$(22)
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	18		1	1	0	0

					$(7)	$21	$(22)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 177.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	11	$	(6)	$4	$3	$(3)
U.S. Treasury 5-Year Note June Futures	06/2020	49		(6,143)	(226)	2	0
U.S. Treasury 10-Year Note June Futures	06/2020	17		(2,358)	(88)	3	0
U.S. Treasury 30-Year Bond June Futures	06/2020	60		(10,744)	(113)	99	0

					$(423)	$107	$(3)

Total Futures Contracts					$(430)	$128	$(25)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	1.978%	$	200	$(1)	$(7)	$(8)	$0	$(1)
British Telecomminications	1.000	Quarterly	12/20/2024	1.162	EUR	300	1	(3)	(2)	0	0

							$0	$(10)	$(10)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Europe Main 32 5-Year Index	(1.000)%	Quarterly	12/20/2024	EUR	700	$(18)	$16	$(2)	$1	$0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		900	(27)	20	(7)	1	0

						$(45)	$36	$(9)	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$	853	$57	$(107)	$(50)	$0	$(11)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		3,300	69	(80)	(11)	0	(10)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		2,100	(35)	21	(14)	0	(6)

						$91	$(166)	$(75)	$0	$(27)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	143

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.270%	Semi-Annual	03/03/2022	CAD	900	$0	$6	$6	$0	$0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		200	0	1	1	0	0
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		400	2	2	4	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		300	0	2	2	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		300	0	3	3	0	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		200	0	2	2	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		100	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		2,100	1	19	20	0	(3)
Pay	3-Month USD-LIBOR	2.600	Semi-Annual	09/26/2023	$	4,400	(47)	377	330	1	0
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		9,100	(96)	930	834	4	0
Pay	3-Month USD-LIBOR	0.611	Semi-Annual	03/17/2025		1,100	0	7	7	0	0
Pay	3-Month USD-LIBOR	0.613	Semi-Annual	03/17/2025		1,700	0	11	11	0	0
Pay	3-Month USD-LIBOR	0.622	Semi-Annual	03/20/2025		3,900	0	23	23	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,400	109	(306)	(197)	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/19/2028		200	(3)	(28)	(31)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,400	199	(661)	(462)	12	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		5,000	(57)	(590)	(647)	26	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		1,200	(14)	(105)	(119)	6	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		600	(11)	(64)	(75)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		300	0	(38)	(38)	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	06/19/2033		3,500	(122)	(784)	(906)	33	0
Pay(7)	3-Month USD-LIBOR	0.616	Semi-Annual	02/15/2036		1,500	0	(48)	(48)	0	(18)
Pay(7)	3-Month USD-LIBOR	0.727	Semi-Annual	02/15/2036		1,500	0	(23)	(23)	0	(18)
Pay(7)	3-Month USD-LIBOR	0.742	Semi-Annual	02/15/2036		1,500	0	(19)	(19)	0	(18)
Pay(7)	3-Month USD-LIBOR	0.779	Semi-Annual	02/15/2036		600	0	(4)	(4)	0	(7)
Pay(7)	3-Month USD-LIBOR	0.788	Semi-Annual	02/15/2036		900	0	(5)	(5)	0	(11)
Pay(7)	3-Month USD-LIBOR	0.808	Semi-Annual	02/15/2036		1,600	0	(5)	(5)	0	(19)
Pay(7)	3-Month USD-LIBOR	0.846	Semi-Annual	02/15/2036		1,600	0	4	4	0	(19)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		80	15	(33)	(18)	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		500	(1)	(186)	(187)	15	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		200	(2)	(58)	(60)	6	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		400	0	(78)	(78)	11	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		1,000	(6)	(224)	(230)	28	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		500	(2)	(96)	(98)	14	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		4,100	(6)	(1,080)	(1,086)	119	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,900	(6)	(698)	(704)	58	0
Receive	3-Month USD-LIBOR	0.710	Semi-Annual	03/17/2050		200	0	10	10	5	0
Receive	3-Month USD-LIBOR	0.713	Semi-Annual	03/17/2050		300	0	15	15	7	0
Receive	3-Month USD-LIBOR	0.772	Semi-Annual	03/20/2050		700	0	24	24	17	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	9,800	11	(153)	(142)	0	(2)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2025		600	(5)	(13)	(18)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	180,000	(9)	(26)	(35)	0	(1)
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029		52,000	0	(1)	(1)	1	0
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		62,000	0	(5)	(5)	1	0
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	18,000	(18)	44	26	7	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	900	0	110	110	4	0

							$(68)	$(3,740)	$(3,808)	$387	$(117)

Total Swap Agreements							$(22)	$(3,880)	$(3,902)	$389	$(145)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$128	$389	$518	$0	$(25)	$(145)	$(170)

Cash of $3,076 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

144	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2020	EUR	268		$294	$2	$(4)
	04/2020		$422	EUR	379	0	(5)
	04/2020		135	GBP	114	6	0
	05/2020	COP	1,981		$1	0	0

BRC	04/2020	JPY	3,300		30	0	(1)
	04/2020		$1,461	GBP	1,195	23	0
	05/2020	GBP	1,195		$1,462	0	(23)

CBK	04/2020	BRL	394		76	0	0
	04/2020	CAD	1,102		827	44	0
	04/2020	EUR	10,043		11,009	0	(67)
	04/2020	GBP	646		842	40	0
	04/2020	MXN	707		30	1	0
	04/2020		$85	BRL	394	0	(9)
	04/2020		508	EUR	452	0	(10)
	06/2020		35	RUB	2,772	0	0

DUB	04/2020	BRL	6,847		$1,335	17	0
	04/2020		$1,317	BRL	6,847	1	0
	05/2020		1,333		6,847	0	(18)

GLM	04/2020	BRL	784		$151	0	0
	04/2020	MXN	548		25	2	0
	04/2020	RUB	1,819		23	0	0
	04/2020		$169	BRL	784	0	(18)
	04/2020		1,608	EUR	1,488	33	0
	04/2020		665	RUB	42,547	0	(123)
	05/2020		23		1,819	0	0
	01/2021		69	BRL	300	0	(12)

HUS	04/2020	GBP	85		$100	0	(5)
	04/2020	MXN	444		18	0	(1)
	04/2020		$1,054	EUR	968	14	0
	01/2021	BRL	300		$46	0	(11)

SCX	05/2020	EUR	7,024		7,717	0	(40)

SOG	04/2020	GBP	578		746	29	0
	05/2020		$31	RUB	2,394	0	0
	06/2020		78		6,105	0	(1)

SSB	04/2020		1,292	BRL	5,669	0	(201)
	06/2020		85	INR	6,118	0	(5)

UAG	04/2020	RUB	1,909		$24	0	0
	04/2020		$24	RUB	1,909	1	0
	06/2020		64		5,189	2	0

Total Forward Foreign Currency Contracts						$215	$(554)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	145

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860%	02/26/2021	190	$12	$11

Total Purchased Options							$12	$11

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000%	05/20/2020	400	$(2)	$(40)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	300	0	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	300	0	(5)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	300	0	(5)

DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	300	(1)	(5)

GST	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000	06/17/2020	200	(1)	(21)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	300	0	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	300	0	(5)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	400	(1)	(7)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	300	0	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	200	0	(1)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	300	(1)	(5)

						$(6)	$(96)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780%	02/26/2021	530	$(11)	$(11)

Total Written Options							$(17)	$(107)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Sweden Government International Bond	(0.250)%	Quarterly	09/20/2021	0.068%	$	900	$17	$(19)	$0	$(2)

BPS	Sweden Government International Bond	(0.250)	Quarterly	09/20/2021	0.068		300	5	(6)	0	(1)

								$22	$(25)	$0	$(3)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2023	1.654%	$	200	$0	$(4)	$0	$(4)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	227.790		150	12	(122)	0	(110)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	1.025		200	(6)	6	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	1.312		200	(8)	7	0	(1)

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768		300	32	(252)	0	(220)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474		300	(5)	(15)	0	(20)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091		100	0	(5)	0	(5)

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	1.978		200	(1)	(7)	0	(8)

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	227.790		150	12	(122)	0	(110)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474		100	(1)	(5)	0	(6)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	1.025		200	(6)	6	0	0

146	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	12/20/2024	2.175%	$	100	$(1)	$(4)	$0	$(5)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864		700	(31)	(46)	0	(77)

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301		200	(6)	(4)	0	(10)
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	1.243		100	(5)	5	0	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175		100	(1)	(4)	0	(5)

								$(15)	$(566)	$0	$(581)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090)%	Monthly	08/25/2037	$	61	$31	$(29)	$2	$0

GST	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037		183	94	(89)	5	0

MYC	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037		304	157	(148)	9	0

							$282	$(266)	$16	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
JPM	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	13,101	$(2,771)	$1,932	$0	$(839)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		600	(21)	14	0	(7)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		400	(12)	7	0	(5)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		400	(14)	10	0	(4)

							$(2,818)	$1,963	$0	$(855)

Total Swap Agreements							$(2,529)	$1,106	$16	$(1,439)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$0	$0	$0	$(40)	$(6)	$(46)	$(46)	$0	$(46)
BPS	8	0	0	8	(9)	(10)	(1)	(20)	(12)	0	(12)
BRC	23	0	2	25	(24)	0	(111)	(135)	(110)	0	(110)
CBK	85	0	0	85	(86)	0	(245)	(331)	(246)	307	61
DUB	18	0	0	18	(18)	(5)	0	(23)	(5)	0	(5)
FBF	0	0	0	0	0	0	(8)	(8)	(8)	0	(8)
GLM	35	11	0	46	(153)	(11)	0	(164)	(118)	0	(118)
GST	0	0	5	5	0	(36)	(198)	(234)	(229)	273	44
HUS	14	0	0	14	(17)	0	(10)	(27)	(13)	0	(13)
JPM	0	0	0	0	0	0	(839)	(839)	(839)	709	(130)
MYC	0	0	9	9	0	(5)	(12)	(17)	(8)	(164)	(172)
SAL	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
SCX	0	0	0	0	(40)	0	0	(40)	(40)	0	(40)
SOG	29	0	0	29	(1)	0	0	(1)	28	0	28
SSB	0	0	0	0	(206)	0	0	(206)	(206)	0	(206)
UAG	3	0	0	3	0	0	(4)	(4)	(1)	0	(1)

Total Over the Counter	$215	$11	$16	$242	$(554)	$(107)	$(1,439)	$(2,100)

(j)

Securities with an aggregate market value of $1,289 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	147

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	128	128
Swap Agreements	0	2	0	0	387	389

	$0	$2	$0	$0	$516	$518

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$215	$0	$215
Purchased Options	0	0	0	0	11	11
Swap Agreements	0	16	0	0	0	16

	$0	$16	$0	$215	$11	$242

	$0	$18	$0	$215	$527	$760

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	28	0	0	117	145

	$0	$28	$0	$0	$142	$170

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$554	$0	$554
Written Options	0	96	0	0	11	107
Swap Agreements	0	1,439	0	0	0	1,439

	$0	$1,535	$0	$554	$11	$2,100

	$0	$1,563	$0	$554	$153	$2,270

148	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	9	9
Futures	0	0	0	0	(840)	(840)
Swap Agreements	0	39	0	0	(3,745)	(3,706)

	$0	$39	$0	$0	$(4,577)	$(4,538)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,183	$0	$1,183
Purchased Options	0	0	0	0	42	42
Written Options	0	9	0	15	46	70
Swap Agreements	0	771	0	0	0	771

	$0	$780	$0	$1,198	$88	$2,066

	$0	$819	$0	$1,198	$(4,489)	$(2,472)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(226)	$(226)
Swap Agreements	0	(150)	0	0	(2,474)	(2,624)

	$0	$(150)	$0	$0	$(2,700)	$(2,850)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(449)	$0	$(449)
Purchased Options	0	0	0	0	170	170
Written Options	0	(94)	0	0	(170)	(264)
Swap Agreements	0	(1,012)	0	0	0	(1,012)

	$0	$(1,106)	$0	$(449)	$(0)	$(1,555)

	$0	$(1,256)	$0	$(449)	$(2,700)	$(4,405)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$605	$173	$778
Corporate Bonds & Notes
Banking & Finance	0	21,564	0	21,564
Industrials	0	9,803	0	9,803
Utilities	0	2,911	0	2,911
U.S. Government Agencies	0	58,964	0	58,964
U.S. Treasury Obligations	0	37,908	0	37,908
Non-Agency Mortgage-Backed Securities	0	4,464	0	4,464
Asset-Backed Securities	0	20,591	0	20,591
Sovereign Issues	0	4,339	0	4,339
Preferred Securities
Banking & Finance	0	81	0	81
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Certificates of Deposit	0	399	0	399
Repurchase Agreements	0	1,119	0	1,119
Argentina Treasury Bills	0	4	0	4

	$0	$162,752	$173	$162,925

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$998	$0	$0	$998

Total Investments	$998	$162,752	$173	$163,923

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(5,980)	$0	$(5,980)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	128	390	0	518
Over the counter	0	242	0	242

	$128	$632	$0	$760

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(25)	(145)	0	(170)
Over the counter	0	(2,100)	0	(2,100)

	$(25)	$(2,245)	$0	$(2,270)

Total Financial Derivative Instruments	$103	$(1,613)	$0	$(1,510)

Totals	$1,101	$155,159	$173	$156,433

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	149

Schedule of Investments PIMCO Total Return Fund II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.5%

CORPORATE BONDS & NOTES 44.5%

BANKING & FINANCE 19.7%

AIG Global Funding
2.300% due 07/01/2022	$1,700	$1,694
3.350% due 06/25/2021	1,500	1,511

Air Lease Corp.
3.875% due 04/01/2021	1,600	1,464

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	1,500	1,506
4.000% due 01/15/2024	1,500	1,535

American Tower Corp.
3.375% due 10/15/2026	1,000	1,003
3.450% due 09/15/2021	1,200	1,207

AvalonBay Communities, Inc.
2.300% due 03/01/2030	1,600	1,493
3.450% due 06/01/2025	500	514

Aviation Capital Group LLC
2.875% due 01/20/2022	1,600	1,447
3.875% due 05/01/2023 (f)	3,000	2,807
7.125% due 10/15/2020	1,200	1,187

Bank of America Corp.
4.100% due 07/24/2023	1,500	1,601

BBVA USA
3.500% due 06/11/2021	1,500	1,492

BGC Partners, Inc.
5.125% due 05/27/2021	1,500	1,513

Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,410

Capital One Financial Corp.
3.450% due 04/30/2021	1,500	1,503

Citibank N.A.
2.295% (US0003M + 0.600%) due 05/20/2022 ~	1,200	1,160

Citigroup, Inc.
2.754% (US0003M + 0.960%) due 04/25/2022 ~	1,800	1,763
3.200% due 10/21/2026	1,600	1,661

CNH Industrial Capital LLC
3.875% due 10/15/2021	1,000	996
4.875% due 04/01/2021	1,092	1,068

Crown Castle International Corp.
3.400% due 02/15/2021	1,400	1,410
5.250% due 01/15/2023	1,792	1,903

Discover Bank
4.200% due 08/08/2023	1,500	1,596

Duke Realty LP
3.250% due 06/30/2026	1,900	1,904

EPR Properties
4.500% due 04/01/2025	1,500	1,273

Equitable Holdings, Inc.
4.350% due 04/20/2028	400	390

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	1,700	1,538
3.157% due 08/04/2020	1,200	1,176
3.336% due 03/18/2021	1,500	1,440
3.550% due 10/07/2022	1,500	1,406

General Motors Financial Co., Inc.
2.450% due 11/06/2020	1,500	1,456
3.200% due 07/13/2020	2,200	2,194

Goldman Sachs Group, Inc.
3.200% due 02/23/2023	900	920
3.750% due 05/22/2025	1,100	1,141

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021	1,600	1,627

International Lease Finance Corp.
5.875% due 08/15/2022	900	806
8.250% due 12/15/2020	1,200	1,193

Jackson National Life Global Funding
2.375% due 09/15/2022	1,400	1,397

JPMorgan Chase & Co.
3.514% due 06/18/2022 •	1,000	1,016
3.797% due 07/23/2024 •	1,500	1,572

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kilroy Realty LP
4.375% due 10/01/2025	$1,500	$1,676

Kimco Realty Corp.
2.700% due 03/01/2024	1,800	1,788

Metropolitan Life Global Funding
2.400% due 06/17/2022	1,200	1,208
3.450% due 12/18/2026	1,700	1,793

Mid-America Apartments LP
3.600% due 06/01/2027	1,800	1,815
3.750% due 06/15/2024	1,750	1,728
3.950% due 03/15/2029	500	511

Morgan Stanley
2.500% due 04/21/2021	1,000	1,000
3.125% due 07/27/2026	1,100	1,140
3.201% (US0003M + 1.400%) due 10/24/2023 ~	1,400	1,360

National Retail Properties, Inc.
3.500% due 10/15/2027	1,500	1,486

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020	1,200	1,193
2.650% due 07/13/2022	900	870
2.738% (US0003M + 0.890%) due 01/13/2022 ~	1,700	1,654

Nuveen Finance LLC
4.125% due 11/01/2024	550	526

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,800	1,747
4.750% due 01/15/2028	1,200	1,288

Physicians Realty LP
4.300% due 03/15/2027	900	841

PNC Financial Services Group, Inc.
2.200% due 11/01/2024	2,300	2,387

Public Storage
2.370% due 09/15/2022	200	198
3.094% due 09/15/2027	1,600	1,498

Raymond James Financial, Inc.
3.625% due 09/15/2026	2,200	2,228

Realty Income Corp.
3.650% due 01/15/2028	700	696
3.875% due 04/15/2025	1,300	1,332

Reliance Standard Life Global Funding
2.625% due 07/22/2022	1,400	1,409

Sabra Health Care LP
4.800% due 06/01/2024	1,400	1,423

SBA Tower Trust
2.877% due 07/15/2046	1,900	1,896

Service Properties Trust
4.375% due 02/15/2030	1,600	1,216

Simon Property Group LP
2.750% due 06/01/2023	1,300	1,283

STORE Capital Corp.
4.500% due 03/15/2028	300	300

Synchrony Bank
3.650% due 05/24/2021	1,900	1,877

Synchrony Financial
2.850% due 07/25/2022	1,100	1,049

UDR, Inc.
3.500% due 01/15/2028	1,600	1,638

VEREIT Operating Partnership LP
3.950% due 08/15/2027	1,400	1,333
4.875% due 06/01/2026	1,000	965

Washington Prime Group LP
6.450% due 08/15/2024	1,700	1,009

Wells Fargo & Co.
2.164% due 02/11/2026 •	1,400	1,368
3.550% due 09/29/2025	1,400	1,480

Wells Fargo Bank N.A.
2.897% due 05/27/2022 •	1,600	1,609

WP Carey, Inc.
4.250% due 10/01/2026	1,780	1,835

		112,546

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 18.8%

AbbVie, Inc.
2.900% due 11/06/2022	$1,600	$1,621
3.200% due 11/06/2022	900	921

Activision Blizzard, Inc.
2.300% due 09/15/2021	800	806

Allergan Sales LLC
5.000% due 12/15/2021	1,700	1,762

Allergan, Inc.
3.375% due 09/15/2020	1,200	1,213

American Airlines Pass-Through Trust
3.000% due 04/15/2030	1,046	991
3.150% due 08/15/2033	2,068	1,890
3.500% due 08/15/2033	492	414
4.000% due 01/15/2027	169	170

Anthem, Inc.
2.375% due 01/15/2025	1,700	1,681

Apple, Inc.
2.850% due 05/11/2024	1,600	1,696

Arrow Electronics, Inc.
3.250% due 09/08/2024	1,200	1,137

AutoNation, Inc.
3.350% due 01/15/2021	1,300	1,294

Bayer U.S. Finance LLC
3.500% due 06/25/2021	1,500	1,503

BMW U.S. Capital LLC
3.400% due 08/13/2021	1,700	1,698

British Airways Pass-Through Trust
3.350% due 12/15/2030	1,300	1,236

Broadcom Corp.
2.650% due 01/15/2023	900	880
3.000% due 01/15/2022	1,500	1,487
3.625% due 01/15/2024	1,300	1,289

Broadcom, Inc.
3.125% due 04/15/2021	1,700	1,680

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	1,500	1,525

Charter Communications Operating LLC
3.579% due 07/23/2020	1,400	1,396
4.464% due 07/23/2022	1,500	1,551

Conagra Brands, Inc.
4.300% due 05/01/2024	1,300	1,352

Constellation Brands, Inc.
2.650% due 11/07/2022	1,400	1,340

Continental Resources, Inc.
5.000% due 09/15/2022	825	512

CVS Health Corp.
2.750% due 12/01/2022	2,000	2,016
3.700% due 03/09/2023	1,600	1,668
4.750% due 12/01/2022	500	530

D.R. Horton, Inc.
4.375% due 09/15/2022	1,500	1,530

Daimler Finance North America LLC
2.143% (US0003M + 0.430%) due 02/12/2021 ~	4,100	3,953
2.550% due 08/15/2022	1,700	1,632

Dell International LLC
4.420% due 06/15/2021	1,400	1,415
5.450% due 06/15/2023	1,600	1,644

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	476	503

Delta Air Lines, Inc.
3.400% due 04/19/2021	1,200	1,093

eBay, Inc.
2.640% (US0003M + 0.870%) due 01/30/2023 ~	1,300	1,196
3.800% due 03/09/2022	900	914

Entergy Louisiana LLC
5.400% due 11/01/2024	1,500	1,702

Equifax, Inc.
3.600% due 08/15/2021	1,500	1,497

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	1,500	1,508

150	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fresenius U.S. Finance, Inc.
4.250% due 02/01/2021	$1,100	$1,106

General Electric Co.
1.741% (US0003M + 1.000%) due 03/15/2023 ~	900	836
4.650% due 10/17/2021	1,900	1,939
5.550% due 05/04/2020	1,700	1,704

Humana, Inc.
2.900% due 12/15/2022	1,500	1,494

Huntsman International LLC
5.125% due 11/15/2022	1,300	1,335

JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	1,500	1,444

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,600	1,422

Keurig Dr Pepper, Inc.
4.057% due 05/25/2023	1,600	1,668

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,400	1,407

McCormick & Co., Inc.
2.700% due 08/15/2022	1,000	1,004

McDonald’s Corp.
3.350% due 04/01/2023	1,400	1,448

Microchip Technology, Inc.
3.922% due 06/01/2021	1,700	1,658

Micron Technology, Inc.
4.640% due 02/06/2024	1,200	1,221

Moody’s Corp.
2.625% due 01/15/2023	1,500	1,510

Norfolk Southern Corp.
3.850% due 01/15/2024	1,900	1,975

Owens Corning
3.400% due 08/15/2026	1,600	1,495
4.200% due 12/01/2024	1,500	1,535

Penske Truck Leasing Co. LP
4.875% due 07/11/2022	1,400	1,457

Reynolds American, Inc.
4.000% due 06/12/2022	1,100	1,115

Rockwell Collins, Inc.
2.800% due 03/15/2022	800	809

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,300	1,279

Southern Co.
2.350% due 07/01/2021	1,300	1,304

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	1,100	955
4.600% due 06/15/2028	1,000	862

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	488	487
5.152% due 09/20/2029	900	966

Tech Data Corp.
3.700% due 02/15/2022	700	693

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~	1,500	1,500

Time Warner Cable LLC
4.125% due 02/15/2021	2,036	2,042

U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	761	768

United Airlines Pass-Through Trust
3.100% due 01/07/2030	1,215	1,132
4.150% due 02/25/2033	1,155	1,216

Volkswagen Group of America Finance LLC
2.653% (US0003M + 0.940%) due 11/12/2021 ~	1,400	1,370
2.700% due 09/26/2022	1,400	1,355
3.875% due 11/13/2020	1,400	1,396
4.000% due 11/12/2021	1,100	1,089

Wynn Las Vegas LLC
5.500% due 03/01/2025	1,500	1,406

Zoetis, Inc.
3.250% due 08/20/2021	1,800	1,826

		107,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 6.0%

American Water Capital Corp.
3.450% due 06/01/2029	$1,490	$1,594

AT&T, Inc.
3.200% due 03/01/2022	1,200	1,218

Avangrid, Inc.
3.150% due 12/01/2024	1,500	1,495
3.800% due 06/01/2029	1,600	1,641

Boston Gas Co.
3.001% due 08/01/2029	1,400	1,357

BP Capital Markets America, Inc.
3.588% due 04/14/2027	1,300	1,379

Duke Energy Corp.
3.050% due 08/15/2022	2,500	2,523

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	1,300	1,328

Enable Midstream Partners LP
4.950% due 05/15/2028	1,600	800

Eversource Energy
2.500% due 03/15/2021	1,400	1,406
2.750% due 03/15/2022	300	304

Exelon Corp.
5.150% due 12/01/2020	1,500	1,515

Florida Power & Light Co.
3.700% due 12/01/2047	1,300	1,441

Interstate Power & Light Co.
3.250% due 12/01/2024	1,400	1,418

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	1,500	1,500

LG&E & KU Energy LLC
4.375% due 10/01/2021	1,000	1,006

MidAmerican Energy Co.
3.100% due 05/01/2027	1,500	1,546

NextEra Energy Capital Holdings, Inc.
3.200% due 02/25/2022	1,200	1,216
3.550% due 05/01/2027	1,500	1,552

Progress Energy, Inc.
3.150% due 04/01/2022	1,000	1,012

San Diego Gas & Electric Co.
3.600% due 09/01/2023	1,300	1,372

Sempra Energy
4.050% due 12/01/2023	1,100	1,129

Southwestern Electric Power Co.
3.550% due 02/15/2022	1,225	1,234

Tampa Electric Co.
2.600% due 09/15/2022	1,300	1,282

Verizon Communications, Inc.
3.376% due 02/15/2025	1,700	1,827

		34,095

Total Corporate Bonds & Notes (Cost $258,244)		253,715

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.2%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	1,100	1,430

ILLINOIS 0.3%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	60	63

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
3.057% due 01/01/2034	1,400	1,494

		1,557

IOWA 0.1%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	335	335

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 0.0%

Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	$90	$91

NEW JERSEY 0.1%

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
2.551% due 06/15/2023	500	511

PENNSYLVANIA 0.1%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
2.694% (US0003M + 0.900%) due 07/25/2029 ~	712	713

Total Municipal Bonds & Notes (Cost $4,265)		4,637

U.S. GOVERNMENT AGENCIES 72.8%

Fannie Mae
1.397% due 05/25/2023 - 06/25/2059 •	7,696	7,647
1.447% due 02/25/2022 •	1	1
1.547% due 08/25/2022 •	1	1
1.687% due 12/25/2036 •(a	89	89
2.052% due 10/25/2022 •	4	4
2.105% due 09/25/2046 •	567	571
2.310% due 08/01/2022	494	508
2.327% due 09/25/2022 •	1	1
3.253% due 07/01/2044 •	72	71
3.330% due 11/01/2021	252	258
3.447% due 01/01/2035 •	100	100
3.917% due 09/01/2035 •	25	25
3.958% due 05/25/2035 ~	53	55
3.980% due 07/01/2021	38,300	39,426
4.230% due 05/01/2038 •	637	646
4.649% due 04/01/2041 •	10	10
5.262% due 12/25/2042 ~	231	254
6.500% due 06/25/2044	65	77

Fannie Mae, TBA
3.000% due 06/01/2040	42,700	44,623

Freddie Mac
1.455% due 08/15/2036 •	672	675
3.189% due 02/25/2045 •	94	92
4.000% due 04/01/2024 - 04/01/2048	2,395	2,585
4.085% due 12/01/2022 •	35	35
4.500% due 02/01/2029 - 12/01/2040	594	651
4.830% due 07/01/2030 •	8	8
5.000% due 12/01/2039 - 07/01/2040	72	80
5.500% due 12/01/2036 - 07/01/2039	677	767
6.000% due 11/01/2029 - 09/01/2038	2,237	2,568
7.000% due 07/15/2022	51	53
7.500% due 01/15/2023	149	158
8.000% due 11/01/2025 - 06/15/2030	171	208
9.000% due 12/15/2020	1	1

Ginnie Mae
2.122% due 02/20/2067 •	1,002	990
2.177% due 10/20/2062 •	2,669	2,633
2.194% due 06/20/2065 •	2,979	2,943
2.262% due 07/20/2065 - 10/20/2065 •	4,543	4,478
2.312% due 11/20/2065 •	825	830
2.382% due 07/20/2062 ~	2,050	2,051
2.412% due 08/20/2066 •	1,697	1,678
2.462% due 05/20/2066 - 07/20/2066 •	5,664	5,614
2.562% due 04/20/2066 •	545	542
2.582% due 07/20/2065 •	2,966	2,954
2.675% due 11/20/2067 •	1,754	1,758
3.125% due 12/20/2029 •	113	117
3.250% (H15T1Y + 1.500%) due 09/20/2024 - 09/20/2025 ~	63	65

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	151

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 07/20/2027 - 07/20/2030 •	$200	$203
3.500% due 12/20/2049	2,776	2,934
3.875% (H15T1Y + 1.500%) due 06/20/2023 ~	23	24
3.875% due 05/20/2027 - 06/20/2027 •	65	68
4.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	124	127
4.000% due 02/20/2027 •	28	28
4.000% due 10/20/2044 - 06/20/2048	5,354	5,789
4.500% due 04/20/2048 - 01/20/2049	10,702	11,442
5.000% due 07/15/2034 - 02/20/2049	3,012	3,324
6.000% due 01/15/2024	0	1
7.500% due 03/15/2024 - 09/15/2025	1	0
8.000% due 01/15/2022 - 08/15/2024	3	2

Ginnie Mae, TBA
3.000% due 06/01/2040	4,800	5,061
3.500% due 05/01/2050	11,000	11,583
4.000% due 04/01/2050 - 05/01/2050	59,600	63,367
4.500% due 04/01/2050	24,700	26,222
5.000% due 04/01/2050	13,800	14,675

Uniform Mortgage-Backed Security
3.500% due 01/01/2026 - 04/01/2045	1,097	1,172
4.000% due 08/01/2025 - 06/01/2049	7,844	8,429
4.500% due 05/01/2023 - 10/01/2042	2,516	2,746
5.500% due 03/01/2022 - 02/01/2040	1,954	2,197
6.000% due 04/01/2023 - 01/01/2039	1,687	1,942
6.500% due 11/01/2021 - 10/01/2037	24	28

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050	15,400	15,895
3.000% due 04/01/2035 - 05/01/2050	4,000	4,183
3.500% due 04/01/2035 - 05/01/2050	85,800	90,344
4.000% due 04/01/2050 - 05/01/2050	13,370	14,274

Total U.S. Government Agencies (Cost $410,725)		414,961

U.S. TREASURY OBLIGATIONS 16.3%

U.S. Treasury Bonds
2.000% due 02/15/2050	3,500	4,067
2.500% due 02/15/2045	900	1,124
2.750% due 11/15/2042 (f)	700	904
2.875% due 05/15/2043	1,800	2,372
2.875% due 08/15/2045	500	669
2.875% due 05/15/2049	700	956
3.000% due 05/15/2042	400	537
3.000% due 05/15/2045	15,700	21,361
3.125% due 02/15/2043 (f)	2,600	3,557
3.125% due 08/15/2044	1,200	1,655
3.375% due 05/15/2044	500	715
3.625% due 08/15/2043	2,100	3,097
3.625% due 02/15/2044	1,500	2,220
3.750% due 11/15/2043	1,300	1,955

U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2023	4,693	4,636
0.250% due 07/15/2029	2,420	2,516
0.375% due 01/15/2027	1,068	1,094
0.625% due 04/15/2023	1,038	1,046
0.625% due 01/15/2026	6,730	6,956
0.750% due 07/15/2028 (f)	14,119	15,120
0.750% due 02/15/2042	457	512
0.875% due 01/15/2029 (f)	6,742	7,334
0.875% due 02/15/2047	855	1,018
1.000% due 02/15/2046	1,959	2,383

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 02/15/2048	$1,360	$1,676
1.000% due 02/15/2049	615	766
1.375% due 02/15/2044	2,103	2,700

Total U.S. Treasury Obligations (Cost $83,900)		92,946

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%

American Home Mortgage Investment Trust
3.533% due 02/25/2045 •	197	192

Ashford Hospitality Trust
1.705% due 05/15/2035 •	1,800	1,431

Banc of America Funding Trust
4.411% due 05/25/2035 ~	222	209

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	4,600	4,701

BCAP LLC Trust
2.077% due 01/26/2036 •	173	173

Bear Stearns Adjustable Rate Mortgage Trust
4.016% due 04/25/2033 ~	65	62
4.189% due 02/25/2036 ^~	223	203
4.252% due 01/25/2035 ~	774	668

Bear Stearns ALT-A Trust
3.882% due 05/25/2035 ~	957	866
3.958% due 09/25/2035 ^~	150	111

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.177% due 10/25/2035 •	393	344

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~	1,315	1,306
4.380% due 10/25/2035 •	71	64

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •	576	536

Countrywide Home Loan Mortgage Pass-Through Trust
3.711% due 02/20/2036 ^•	150	119
3.744% due 02/20/2035 ~	4	4

Credit Suisse First Boston Mortgage Securities Corp.
4.722% due 09/25/2033 ~	1,107	1,028
5.219% due 06/25/2032 ~	43	39

GS Mortgage Securities Trust
1.942% due 11/10/2045 ~(a)	832	34

HomeBanc Mortgage Trust
1.197% due 03/25/2035 •	2,138	1,726

IndyMac Adjustable Rate Mortgage Trust
3.528% due 01/25/2032 ~	4	4

IndyMac Mortgage Loan Trust
3.555% due 11/25/2035 ^~	829	679

JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	3,200	3,313

JPMorgan Chase Commercial Mortgage Securities Trust
1.615% due 06/15/2035 •	1,454	1,323
1.705% due 06/15/2032 •	1,532	1,465
2.155% due 12/15/2031 •	1,700	1,660

JPMorgan Mortgage Trust
4.067% due 07/25/2035 ~	272	265

Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	1,700	1,782

Morgan Stanley Capital Trust
3.436% due 12/15/2049	2,200	2,325
3.446% due 07/13/2029 ~	2,000	1,986

Morgan Stanley Mortgage Loan Trust
3.798% due 06/25/2036 ~	1,732	1,604

Nomura Resecuritization Trust
1.827% due 12/26/2035 •	800	794

Prime Mortgage Trust
1.347% due 02/25/2034 •	68	63

RBSSP Resecuritization Trust
3.743% due 12/25/2035 ~	467	461

Residential Funding Mortgage Securities, Inc. Trust
4.813% due 02/25/2036 ^~	174	134

Sequoia Mortgage Trust
1.390% due 04/19/2027 •	400	367

Structured Asset Mortgage Investments Trust
1.410% due 09/19/2032 •	65	60

Tharaldson Hotel Portfolio Trust
1.755% due 11/11/2034 •	810	777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
1.237% due 10/25/2045 •	$195	$179

Total Non-Agency Mortgage-Backed Securities (Cost $33,901)		33,057

ASSET-BACKED SECURITIES 4.3%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.397% due 01/25/2036 •	2,028	2,014

Asset-Backed Securities Corp. Home Equity Loan Trust
1.950% due 08/15/2033 •	1,864	1,719

B2R Mortgage Trust
2.567% due 06/15/2049	1,337	1,332

EMC Mortgage Loan Trust
1.687% due 05/25/2040 •	456	414

Ford Credit Floorplan Master Owner Trust
2.840% due 03/15/2024	1,300	1,289

Fremont Home Loan Trust
1.007% due 01/25/2037 •	49	23

Home Equity Asset Trust
1.847% due 11/25/2034 •	733	722

LMREC, Inc.
1.909% due 02/22/2032 •	71	69

MASTR Asset-Backed Securities Trust
1.637% due 03/25/2035 •	3,689	3,611

Morgan Stanley IXIS Real Estate Capital Trust
0.997% due 11/25/2036 •	14	6

Navient Private Education Refi Loan Trust
3.010% due 06/16/2042	287	287

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,500	1,496

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.192% due 01/25/2036 •	600	579

Residential Asset Securities Corp. Trust
1.217% due 04/25/2036 •	1,467	1,461

Securitized Asset-Backed Receivables LLC Trust
1.007% due 12/25/2036 ^•	642	174

SLM Student Loan Trust
1.944% due 10/25/2029 •	812	783

SoFi Consumer Loan Program LLC
3.050% due 12/26/2025	136	135

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028	820	796

SoFi Professional Loan Program LLC
2.390% due 02/25/2042	999	1,000

Structured Asset Investment Loan Trust
1.847% due 09/25/2034 •	238	214
2.072% due 07/25/2033 •	1,310	1,244

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	3,653	3,578
3.000% due 11/25/2059 ~	1,502	1,492

Total Asset-Backed Securities (Cost $24,550)		24,438

	SHARES
PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%

Farm Credit Bank of Texas
10.000% due 06/15/2020 (c)(d)	4,000	4,038

Total Preferred Securities (Cost $4,120)		4,038

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (e) 0.3%
		1,604

Total Short-Term Instruments (Cost $1,604)		1,604

Total Investments in Securities (Cost $821,309)		829,396

152	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.6%

SHORT-TERM INSTRUMENTS 8.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.6%

PIMCO Short Asset Portfolio	3,446,448	$33,462

PIMCO Short-Term Floating NAV Portfolio III	1,560,357	15,324

Total Short-Term Instruments (Cost $49,763)		48,786

Total Investments in Affiliates (Cost $49,763)		48,786

Total Investments 154.1% (Cost $871,072)		$878,182

Financial Derivative Instruments (g)(h) (0.1)% (Cost or Premiums, net $(131))		(544)

Other Assets and Liabilities, net (54.0)%		(307,629)

Net Assets 100.0%		$570,009

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)   RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	06/15/2020	09/30/2010	$ 4,120	$4,038	0.71%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$1,604	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(1,640)	$1,604	$1,604

Total Repurchase Agreements						$(1,640)	$1,604	$1,604

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	1.690%	01/13/2020	04/13/2020		$(1,578)	$(1,583)
	1.690	01/21/2020	04/13/2020		(22,178)	(22,252)
RDR	1.100	03/17/2020	TBD	(2)	(1,879)	(1,880)

Total Reverse Repurchase Agreements						$(25,715)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	153

Schedule of Investments PIMCO Total Return Fund II (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.7)%
Ginnie Mae, TBA	3.000%	05/01/2050	$1,000	$(1,048)	$(1,056)
Ginnie Mae, TBA	3.500	05/01/2050	5,300	(5,559)	(5,581)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2035	4,000	(4,185)	(4,178)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2050	2,170	(2,322)	(2,317)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	13,400	(14,255)	(14,304)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2050	12,900	(13,915)	(13,878)
Uniform Mortgage-Backed Security, TBA	6.000	04/01/2050	2,200	(2,446)	(2,437)

Total Short Sales (7.7)%				$(43,730)	$(43,751)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(23,835)	$0	$(23,835)	$23,661	$(174)
FICC	1,604	0	0	1,604	(1,640)	(36)
RDR	0	(1,880)	0	(1,880)	1,871	(9)

Total Borrowings and Other Financing Transactions	$1,604	$(25,715)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,880)	$(1,880)
U.S. Treasury Obligations	0	(23,835)	0	0	(23,835)

Total Borrowings	$0	$(23,835)	$0	$(1,880)	$(25,715)

Payable for reverse repurchase agreements					$(25,715)

(f)	Securities with an aggregate market value of $26,187 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(66,175) at a weighted average interest rate of 2.103%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	$117.000	05/22/2020	5	$5	$0	$0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	118.000	05/22/2020	18	18	0	1
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	150	150	2	7

Total Purchased Options					$2	$8

154	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2020	207	$ 25,949	$789	$0	$(10)
U.S. Treasury 10-Year Note June Futures	06/2020	436	60,468	1,879	0	(61)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	148	32,838	2,842	0	(481)

				$5,510	$0	$(552)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2020	62	$(11,102)	$(826)	$103	$0

Total Futures Contracts				$4,684	$103	$(552)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	1.334%	$ 900	$6	$(8)	$(2)	$0	$(1)
Simon Property Group LP	1.000	Quarterly	06/20/2022	1.684	1,100	18	(34)	(16)	0	(2)

						$24	$(42)	$(18)	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-28 5-Year Index	1.000%	Quarterly	06/20/2022	$ 6,600	$141	$(153)	$(12)	$0	$(8)

Total Swap Agreements					$165	$(195)	$(30)	$0	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$8	$103	$0	$111	$0	$(552)	$(11)	$(563)

Cash of $4,118 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	155

Schedule of Investments PIMCO Total Return Fund II (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800%	06/17/2020	2,500	$(2)	$(44)

DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	500	(1)	(8)

GST	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	1,400	(1)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	1,400	(1)	(25)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	900	(1)	(15)

						$(6)	$(92)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,200	$(145)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,300	(81)	0

DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,700	(66)	0

						$(292)	$0

Total Written Options						$(298)	$(92)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$0	$0	$0	$(44)	$0	$(44)	$(44)	$0	$(44)
DUB	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
GST	0	0	0	0	0	(25)	0	(25)	(25)	0	(25)
MYC	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)

Total Over the Counter	$0	$0	$0	$0	$0	$(92)	$0	$(92)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	103	103

	$0	$0	$0	$0	$111	$111

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$552	$552
Swap Agreements	0	11	0	0	0	11

	$0	$11	$0	$0	$552	$563

Over the counter
Written Options	$0	$92	$0	$0	$0	$92

	$0	$103	$0	$0	$552	$655

156	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10)	$(10)
Written Options	0	0	0	0	189	189
Futures	0	0	0	0	11,590	11,590
Swap Agreements	0	234	0	0	503	737

	$0	$234	$0	$0	$12,272	$12,506

Over the counter
Purchased Options	$0	$0	$0	$0	$(243)	$(243)
Written Options	0	4	0	0	314	318

	$0	$4	$0	$0	$71	$75

	$0	$238	$0	$0	$12,343	$12,581

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$12	$12
Written Options	0	0	0	0	(34)	(34)
Futures	0	0	0	0	4,185	4,185
Swap Agreements	0	(289)	0	0	(338)	(627)

	$0	$(289)	$0	$0	$3,825	$3,536

Over the counter
Purchased Options	$0	$0	$0	$0	$180	$180
Written Options	0	(90)	0	0	(271)	(361)

	$0	$(90)	$0	$0	$(91)	$(181)

	$0	$(379)	$0	$0	$3,734	$3,355

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$112,546	$0	$112,546
Industrials	0	107,074	0	107,074
Utilities	0	34,095	0	34,095
Municipal Bonds & Notes
California	0	1,430	0	1,430
Illinois	0	1,557	0	1,557
Iowa	0	335	0	335
Massachusetts	0	91	0	91
New Jersey	0	511	0	511
Pennsylvania	0	713	0	713
U.S. Government Agencies	0	414,961	0	414,961
U.S. Treasury Obligations	0	92,946	0	92,946
Non-Agency Mortgage-Backed Securities	0	33,057	0	33,057
Asset-Backed Securities	0	24,438	0	24,438
Preferred Securities
Banking & Finance	0	4,038	0	4,038
Short-Term Instruments
Repurchase Agreements	0	1,604	0	1,604

	$0	$829,396	$0	$829,396

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$48,786	$0	$0	$48,786

Total Investments	$48,786	$829,396	$0	$878,182

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(43,751)	$0	$(43,751)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$103	$8	$0	$111

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(552)	(11)	0	(563)
Over the counter	0	(92)	0	(92)

	$(552)	$(103)	$0	$(655)

Total Financial Derivative Instruments	$(449)	$(95)	$0	$(544)

Totals	$48,337	$785,550	$0	$833,887

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	157

Schedule of Investments PIMCO Total Return Fund IV

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.6%

CORPORATE BONDS & NOTES 43.4%

BANKING & FINANCE 25.1%

AerCap Ireland Capital DAC
3.500% due 05/26/2022	$960	$801

AIA Group Ltd.
3.125% due 03/13/2023	3,000	3,118

Aircastle Ltd.
5.125% due 03/15/2021	3,100	3,078

Aviation Capital Group LLC
2.875% due 01/20/2022	1,600	1,447

Banco Santander S.A.
3.848% due 04/12/2023	1,400	1,435

Barclays Bank PLC
10.179% due 06/12/2021	2,000	2,126

Barclays PLC
3.684% due 01/10/2023	1,400	1,405

BBVA Bancomer S.A.
7.250% due 04/22/2020	283	282

BBVA USA
3.500% due 06/11/2021	1,400	1,393

BGC Partners, Inc.
5.125% due 05/27/2021	2,600	2,623

BNP Paribas S.A.
3.500% due 03/01/2023	1,400	1,406

BOC Aviation Ltd.
2.813% (US0003M + 1.050%) due 05/02/2021 ~	2,300	2,303

Boston Properties LP
2.750% due 10/01/2026	1,100	1,055

BPCE S.A.
4.000% due 09/12/2023	1,400	1,439

Brandywine Operating Partnership LP
3.950% due 02/15/2023	900	931

Camden Property Trust
3.500% due 09/15/2024	1,300	1,363

Cantor Fitzgerald LP
6.500% due 06/17/2022	3,500	3,607

Capital One Financial Corp.
4.250% due 04/30/2025	1,400	1,437

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	1,200	1,078

Citigroup, Inc.
2.683% (US0003M + 1.250%) due 07/01/2026 ~	1,400	1,295
2.876% due 07/24/2023 •	1,400	1,413

Cooperatieve Rabobank UA
2.625% due 07/22/2024	1,100	1,071

Credit Suisse Group AG
2.997% due 12/14/2023 •	1,400	1,365
4.207% due 06/12/2024 •	2,500	2,461

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023	1,400	1,434

Daiwa Securities Group, Inc.
3.129% due 04/19/2022	2,800	2,829

Deutsche Bank AG
3.300% due 11/16/2022	2,900	2,720
3.950% due 02/27/2023	200	199
3.961% due 11/26/2025 •	2,800	2,594

EPR Properties
4.500% due 04/01/2025	1,400	1,188

Fidelity National Financial, Inc.
5.500% due 09/01/2022	1,000	1,099

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~	2,700	2,565
2.927% (US0003M + 1.235%) due 02/15/2023 ~	3,000	2,369
3.200% due 01/15/2021	200	194
5.014% (US0003M + 3.140%) due 01/07/2022 ~	2,600	2,106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$700	$696

Host Hotels & Resorts LP
3.875% due 04/01/2024		2,900	2,738

Hudson Pacific Properties LP
4.650% due 04/01/2029		1,100	1,131

Intesa Sanpaolo SpA
4.000% due 09/23/2029		1,200	1,097

Jackson National Life Global Funding
2.500% due 06/27/2022		1,200	1,180

JPMorgan Chase & Co.
3.797% due 07/23/2024 •		2,300	2,411

Kilroy Realty LP
3.800% due 01/15/2023		2,200	2,242

Kimco Realty Corp.
2.700% due 03/01/2024		1,200	1,192

LeasePlan Corp. NV
2.875% due 10/24/2024		1,200	1,178

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	1,500	996

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		$1,200	1,200

Mizuho Financial Group, Inc.
2.555% due 09/13/2025 •		1,200	1,188

Morgan Stanley
3.125% due 07/27/2026		1,700	1,761
3.875% due 01/27/2026		2,300	2,488

National Retail Properties, Inc.
2.500% due 04/15/2030		1,300	1,162

Nationwide Building Society
3.766% due 03/08/2024 •		1,400	1,361

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		1,200	1,145

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		1,400	1,394
5.250% due 01/15/2026		1,400	1,397

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		1,100	949

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		1,900	1,972

Realty Income Corp.
3.875% due 04/15/2025		2,300	2,357

Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •		400	403
7.648% due 09/30/2031 •(e)		2,500	3,201

Santander Holdings USA, Inc.
3.400% due 01/18/2023		2,300	2,275

Service Properties Trust
4.250% due 02/15/2021		1,100	1,046

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		2,200	2,182
3.000% due 07/15/2022		1,700	1,714

UniCredit SpA
7.830% due 12/04/2023		1,900	2,032

Washington Prime Group LP
6.450% due 08/15/2024		2,900	1,722

Wells Fargo & Co.
3.550% due 09/29/2025		1,300	1,374

			108,413

INDUSTRIALS 13.7%

AbbVie, Inc.
2.600% due 11/21/2024		1,100	1,120
2.950% due 11/21/2026		1,400	1,430

Air Canada Pass-Through Trust
5.375% due 11/15/2022		593	601

Allergan Funding SCS
3.450% due 03/15/2022		2,300	2,390

American Airlines Pass-Through Trust
3.500% due 08/15/2033		1,280	1,076

BAT International Finance PLC
3.250% due 06/07/2022		1,560	1,554

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 06/15/2022		$1,369	$1,364

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~		800	741

Canadian Pacific Railway Co.
4.500% due 01/15/2022		1,000	1,029

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		2,300	2,338

Charter Communications Operating LLC
4.464% due 07/23/2022		2,300	2,379

Daimler Finance North America LLC
2.550% due 08/15/2022		1,200	1,152
2.563% (US0003M + 0.880%) due 02/22/2022 ~		3,100	2,924

Danone S.A.
2.589% due 11/02/2023		1,700	1,688

Dell International LLC
4.420% due 06/15/2021		800	809
5.450% due 06/15/2023		1,400	1,438

Dominion Energy Gas Holdings LLC
2.500% due 11/15/2024		1,100	1,071

ERAC USA Finance LLC
2.600% due 12/01/2021		800	801

Expedia Group, Inc.
3.250% due 02/15/2030		1,100	902

GATX Corp.
4.850% due 06/01/2021		900	925

General Electric Co.
5.550% due 05/04/2020		1,400	1,404

Imperial Brands Finance PLC
3.125% due 07/26/2024		1,500	1,469
3.500% due 02/11/2023		1,100	1,105
3.750% due 07/21/2022		1,300	1,301

JetBlue Pass-Through Trust
2.750% due 11/15/2033		1,500	1,333

Keurig Dr Pepper, Inc.
4.057% due 05/25/2023		1,400	1,460

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		1,000	946

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		3,214	2,920

Occidental Petroleum Corp.
2.900% due 08/15/2024		1,200	655

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (c)(e)		937	10

Owens Corning
4.200% due 12/01/2024		800	819

PayPal Holdings, Inc.
2.850% due 10/01/2029		1,200	1,198

Pernod Ricard S.A.
4.250% due 07/15/2022		600	606

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,400	1,378

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		1,100	948

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		2,028	1,979

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		713	712

Suntory Holdings Ltd.
2.550% due 06/28/2022		900	901

United Airlines Pass-Through Trust
2.700% due 11/01/2033		1,200	1,097

Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~		1,200	1,099
2.653% (US0003M + 0.940%) due 11/12/2021 ~		2,600	2,545

Volkswagen International Finance NV
1.139% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	1,600	1,670

Wynn Las Vegas LLC
5.500% due 03/01/2025		$2,400	2,250

158	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	$1,611	$1,612

		59,149

UTILITIES 4.6%

Ameren Corp.
2.500% due 09/15/2024	1,100	1,072

Boston Gas Co.
3.001% due 08/01/2029	1,200	1,163

Enel Finance International NV
4.250% due 09/14/2023	1,100	1,127

Entergy Arkansas LLC
3.050% due 06/01/2023	1,400	1,341

Entergy Corp.
2.950% due 09/01/2026	2,700	2,682

Monongahela Power Co.
3.550% due 05/15/2027	2,800	2,995

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	303	258

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	1,310	430

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	399	321

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	1,971	246

Rio Oil Finance Trust
9.250% due 07/06/2024	557	550
9.750% due 01/06/2027	2,975	2,842

SGSP Australia Assets Pty. Ltd.
3.250% due 07/29/2026	1,500	1,633

Telstra Corp. Ltd.
4.800% due 10/12/2021	1,400	1,444

Verizon Communications, Inc.
3.376% due 02/15/2025	1,414	1,520

		19,624

Total Corporate Bonds & Notes (Cost $194,699)		187,186

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.9%

Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	3,700	3,746

Total Municipal Bonds & Notes (Cost $3,723)		3,746

U.S. GOVERNMENT AGENCIES 53.8%

Fannie Mae
2.105% due 09/25/2046 •	1,060	1,067
2.310% due 08/01/2022	99	102
2.935% due 11/01/2021	9,711	9,909
3.000% due 10/25/2040	1,311	1,399
3.203% due 02/25/2033 •	6,409	6,956
3.500% due 10/25/2041	20,489	22,388
4.230% due 05/01/2038 •	1,086	1,100
4.462% due 01/01/2036 •	1,980	2,005

Freddie Mac
3.500% due 07/01/2048	7,418	7,865
5.000% due 03/01/2024 - 12/01/2038	711	786
5.500% due 04/01/2038	195	222

Ginnie Mae
0.000% due 11/20/2039 (a)(c)	3,500	3,344
1.931% due 05/20/2047 •	1,543	1,548
2.032% due 06/20/2061 •	2	2
2.112% due 04/20/2065 •	665	659
2.122% due 02/20/2067 •	2,471	2,443
2.132% due 06/20/2067 •	354	349
2.282% due 09/20/2065 •	2,429	2,391
2.412% due 08/20/2066 - 08/20/2067 •	5,029	4,981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.462% due 05/20/2066 - 06/20/2066 •		$5,776	$5,723
3.487% due 06/20/2067 •		3,556	3,556
5.000% due 05/15/2047 - 09/15/2047		368	401

Ginnie Mae, TBA
3.000% due 06/01/2040 - 04/01/2050		4,100	4,330
4.000% due 04/01/2050 - 05/01/2050		27,000	28,695
4.500% due 05/01/2050		7,900	8,388
5.000% due 04/01/2050		9,200	9,784

Uniform Mortgage-Backed Security
3.000% due 06/01/2029		71	75
3.500% due 03/01/2048		321	341
4.000% due 11/01/2047 - 06/01/2049		9,752	10,509
4.500% due 02/01/2031 - 08/01/2042		825	902
5.500% due 02/01/2036 - 05/01/2036		68	77

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2050 - 06/01/2050		17,000	17,602
3.000% due 05/01/2050		50,000	52,361
3.500% due 05/01/2050		17,314	18,299
4.000% due 05/01/2050		1,600	1,708

Total U.S. Government Agencies (Cost $225,757)			232,267

U.S. TREASURY OBLIGATIONS 21.9%

U.S. Treasury Bonds
2.000% due 02/15/2050 (g)(k)		2,900	3,370
2.500% due 02/15/2045 (g)		8,000	9,994
2.750% due 08/15/2042 (g)		700	904
2.875% due 05/15/2049 (g)		9,200	12,566
3.125% due 02/15/2043 (g)		6,300	8,618
3.125% due 08/15/2044 (g)(i)		4,700	6,481
3.375% due 05/15/2044 (g)		10,400	14,871
3.750% due 11/15/2043 (g)		2,500	3,760

U.S. Treasury Inflation Protected Securities (d)
0.625% due 04/15/2023 (i)		1,558	1,570
0.625% due 01/15/2026 (g)(i)		8,359	8,638
0.750% due 07/15/2028 (g)		8,426	9,024
0.750% due 02/15/2042 (k)		3,425	3,838
0.875% due 01/15/2029		6,333	6,889
1.000% due 02/15/2048		1,778	2,192
1.000% due 02/15/2049 (g)		1,230	1,531

U.S. Treasury Notes
2.000% due 08/31/2021		100	103

Total U.S. Treasury Obligations (Cost $78,779)			94,349

NON-AGENCY MORTGAGE-BACKED SECURITIES 22.8%

Adjustable Rate Mortgage Trust
1.447% due 10/25/2035 •		569	563

Aggregator of Loans Backed by Assets PLC
1.483% due 04/24/2049	GBP	2,531	3,116

Alba PLC
0.683% due 03/17/2039 •		3,318	3,874
0.891% due 11/21/2037		1,772	1,912

Ashford Hospitality Trust
1.705% due 05/15/2035 •		$3,000	2,385

Banc of America Funding Trust
4.411% due 05/25/2035 ~		1,132	1,067

Banc of America Mortgage Trust
6.500% due 10/25/2031		8	8

BCAP LLC Trust
2.077% due 01/26/2036 •		414	413
3.113% due 08/26/2037 ~		24	24

Bear Stearns Adjustable Rate Mortgage Trust
4.002% due 02/25/2033 ~		27	24

CD Mortgage Trust
3.348% due 11/10/2049		2,300	2,421

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
4.303% due 02/25/2037 ~		$19	$18

Credit Suisse First Boston Mortgage Securities Corp.
4.722% due 09/25/2033 ~		3	3

Eurohome UK Mortgages PLC
0.656% due 06/15/2044 •	GBP	2,156	2,526

Eurosail PLC
1.456% (BP0003M + 0.950%) due 06/13/2045 ~		6,275	7,444
1.456% due 06/13/2045 •		3,998	4,728

FirstMac Mortgage Funding Trust
1.640% due 03/08/2049 •	AUD	2,535	1,542
1.890% due 03/08/2049 •		1,500	910

Great Hall Mortgages PLC
1.019% due 06/18/2039 •		$1,891	1,770

GS Mortgage Securities Trust
3.278% due 11/10/2049 ~		3,500	3,678

GSR Mortgage Loan Trust
4.310% due 01/25/2035 ~		465	407

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	4,252	5,196

Holmes Master Issuer PLC
2.191% due 10/15/2054 •		$1,543	1,538

HomeBanc Mortgage Trust
1.197% due 03/25/2035 •		546	441

Impac CMB Trust
1.727% due 10/25/2034 •		2,559	2,388

JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049		3,500	3,629

JPMorgan Chase Commercial Mortgage Securities Trust
1.705% due 06/15/2032 •		2,212	2,116

Kensington Mortgage Securities PLC
0.911% due 06/14/2040 •		1,683	1,536

Landmark Mortgage Securities PLC
0.980% due 04/17/2044 •	GBP	333	360

Ludgate Funding PLC
0.791% due 12/01/2060 •		2,550	2,736

Mansard Mortgages PLC
0.905% due 04/15/2047 •		771	869

MASTR Adjustable Rate Mortgages Trust
4.684% due 11/21/2034 ~		$801	765

Merrill Lynch Mortgage Investors Trust
1.197% due 11/25/2035 •		232	190
2.574% due 01/25/2029 •		148	140

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		5,742	5,908

Morgan Stanley Capital Trust
3.402% due 07/13/2029 ~		3,300	3,276
3.436% due 12/15/2049		2,200	2,325

Resloc UK PLC
0.000% due 12/15/2043 •	EUR	4,772	4,790

Structured Adjustable Rate Mortgage Loan Trust
3.824% due 09/25/2034 ~		$2,061	1,859

Tharaldson Hotel Portfolio Trust
1.755% due 11/11/2034 •		2,430	2,331

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	1,675	2,021

Trinity Square PLC
1.875% due 07/15/2051 •		1,707	2,085

WaMu Mortgage Pass-Through Certificates Trust
1.237% due 10/25/2045 •		$3,426	3,146
2.167% due 07/25/2045 •		155	126

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059		4,500	4,648
3.486% due 12/15/2059		4,800	5,065

Total Non-Agency Mortgage-Backed Securities (Cost $107,030)			98,317

ASSET-BACKED SECURITIES 3.6%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.397% due 01/25/2036 •		1,656	1,645

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	159

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust, Inc.
1.487% due 12/25/2034 •		$2,510	$2,355

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		2,200	2,183

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		13	12

Driver Australia Trust
1.735% due 07/21/2026	AUD	2,162	1,327

Merrill Lynch Mortgage Investors Trust
1.742% due 09/25/2035 •		$1,179	1,158

Navient Private Education Refi Loan Trust
3.010% due 06/16/2042		728	727

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.787% due 01/25/2036 •		47	47

SLM Student Loan Trust
1.914% due 01/25/2027 •		1,052	1,032

SoFi Professional Loan Program LLC
1.897% due 01/25/2039 •		767	765

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		2,997	2,936

Wells Fargo Home Equity Asset-Backed Securities Trust
1.947% due 10/25/2034 •		1,414	1,281

Total Asset-Backed Securities (Cost $15,885)			15,468

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.1%

Province of Quebec
6.350% due 01/30/2026		$600	$759

Spain Government International Bond
0.600% due 10/31/2029	EUR	3,200	3,522
1.400% due 07/30/2028		1,800	2,125
1.450% due 04/30/2029		1,300	1,542
1.850% due 07/30/2035		800	986

Total Sovereign Issues (Cost $9,155)			8,934

		SHARES
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(e)		4,250,000	3,656

Total Preferred Securities (Cost $4,251)			3,656

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (f) 0.3%
			1,341

Total Short-Term Instruments (Cost $1,341)			1,341

Total Investments in Securities (Cost $640,620)			645,264

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III	144,648	$1,421

Total Short-Term Instruments (Cost $1,421)		1,421

Total Investments in Affiliates (Cost $1,421)		1,421

Total Investments 149.9% (Cost $642,041)		$646,685

Financial Derivative Instruments (h)(j) 0.2% (Cost or Premiums, net $(191))		1,043

Other Assets and Liabilities, net (50.1)%		(216,349)

Net Assets 100.0%		$431,379

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal only security.
(b)	Payment in-kind security.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$1,341	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(1,369)	$1,341	$1,341

Total Repurchase Agreements						$(1,369)	$1,341	$1,341

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	(0.100)%	03/30/2020	04/06/2020	$(3,178)	$(3,178)
	1.030	03/26/2020	04/13/2020	(6,501)	(6,502)
	1.050	03/19/2020	04/20/2020	(5,759)	(5,761)
BPG	0.700	03/16/2020	04/16/2020	(6,452)	(6,454)
	1.200	03/17/2020	04/17/2020	(6,201)	(6,204)
	1.730	02/05/2020	04/03/2020	(1,404)	(1,408)

160	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
	1.740%	02/06/2020	04/03/2020	$(701)	$(703)
	1.920	03/30/2020	05/18/2020	(1,559)	(1,559)
MSC	0.950	03/11/2020	04/13/2020	(9,986)	(9,991)
	1.730	02/04/2020	05/04/2020	(14,297)	(14,336)
	1.740	02/25/2020	04/27/2020	(9,205)	(9,221)
TDL	0.300	03/30/2020	04/20/2020	(4,007)	(4,008)

Total Sale-Buyback Transactions					$(69,325)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.5)%
Ginnie Mae, TBA	3.000%	05/01/2050	$1,000	$(1,048)	$(1,057)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2050	2,000	(2,106)	(2,115)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	3,200	(3,412)	(3,416)

Total Short Sales (1.5)%				$(6,566)	$(6,588)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$1,341	$0	$0	$1,341	$(1,369)	$(28)

Master Securities Forward Transaction Agreement
BCY	0	0	(15,441)	(15,441)	15,319	(122)
BPG	0	0	(16,328)	(16,328)	16,639	311
BPS	0	0	0	0	(560)	(560)
MSC	0	0	(33,548)	(33,548)	33,267	(281)
TDL	0	0	(4,008)	(4,008)	3,962	(46)
TDM	0	0	0	0	(39)	(39)

Total Borrowings and Other Financing Transactions	$1,341	$0	$(69,325)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(53,430)	$(15,895)	$0	$(69,325)

Total Borrowings	$0	$(53,430)	$(15,895)	$0	$(69,325)

Payable for sale-buyback financing transactions					$(69,325)

(g)	Securities with an aggregate market value of $72,423 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(63,859) at a weighted average interest rate of 2.171%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(53) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	161

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2020	191	$	29,789	$(1,387)	$0	$(499)
U.S. Treasury 5-Year Note June Futures	06/2020	184		23,066	763	0	(11)
U.S. Treasury 10-Year Note June Futures	06/2020	563		78,081	2,333	0	(86)
United Kingdom Long Gilt June Futures	06/2020	40		6,766	108	20	(25)

					$1,817	$20	$(621)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2020	11	$	(3,046)	$7	$1	$0
U.S. Treasury 30-Year Bond June Futures	06/2020	37		(6,625)	(366)	61	0

					$(359)	$62	$0

Total Futures Contracts					$1,458	$82	$(621)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Dominion Energy, Inc.	(1.000)%	Quarterly	03/20/2021	0.106%	$	1,700	$(44)	$28	$(16)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2020	4.518%	$	1,200	$7	$(37)	$(30)	$0	$(2)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.182	EUR	1,100	(6)	(155)	(161)	0	(32)
Simon Property Group LP	1.000	Quarterly	06/20/2022	1.684	$	3,500	67	(118)	(51)	0	(8)

							$68	$(310)	$(242)	$0	$(42)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	Semi-Annual	06/11/2021	$	8,300	$(2)	$(125)	$(127)	$0	$(3)
Receive(6)	3-Month USD-LIBOR	0.400	Semi-Annual	12/11/2021		146,000	75	(226)	(151)	0	(22)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,200	19	94	113	9	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	7,800	8	(121)	(113)	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		4,400	(17)	(210)	(227)	0	(8)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		3,300	80	(264)	(184)	0	(12)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		2,500	46	(409)	(363)	0	(10)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	1,720,000	61	36	97	2	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		1,740,000	(115)	(221)	(336)	0	(11)
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		110,000	13	8	21	0	0
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		270,000	0	(9)	(9)	1	0
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		140,000	0	(4)	(4)	1	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		230,000	0	(4)	(4)	1	0
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		370,000	0	(5)	(5)	1	0
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		135,000	0	(2)	(2)	1	0
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		135,000	0	(2)	(2)	1	0
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		67,000	0	(2)	(2)	0	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		163,000	0	(6)	(6)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		600,000	(11)	(124)	(135)	0	(4)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		300,000	20	(90)	(70)	0	(2)

162	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.399%	Semi-Annual	06/18/2028	JPY	260,000	$0	$(84)	$(84)	$0	$(2)
Pay	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		10,000	3	1	4	0	0
Receive(6)	6-Month JPY-LIBOR	0.250	Semi-Annual	03/17/2031		8,240,000	72	(140)	(68)	0	(40)
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		62,000	0	(8)	(8)	2	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		62,000	0	(8)	(8)	2	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		331,900	27	(377)	(350)	0	(11)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		10,000	0	(1)	(1)	0	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		68,700	(2)	(145)	(147)	0	(4)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020	MXN	1,114,600	(32)	824	792	35	0
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		185,300	21	(163)	(142)	0	(6)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		239,400	0	(185)	(185)	0	(8)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		302,100	0	(255)	(255)	0	(11)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		333,600	0	(303)	(303)	0	(12)

							$266	$(2,530)	$(2,264)	$57	$(167)

Total Swap Agreements							$290	$(2,812)	$(2,522)	$58	$(209)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$82	$58	$140	$0	$(621)	$(209)	$(830)

(i)

Securities with an aggregate market value of $1,769 and cash of $7,292 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	33,396		$43,061	$1,579	$0

BPS	04/2020	CAD	45		34	2	0
	04/2020	EUR	2,064		2,307	30	0
	04/2020	GBP	2,772		3,566	123	0
	04/2020	MXN	11,402		592	113	0
	04/2020		$1,049	CAD	1,406	0	(50)
	04/2020		7,385	EUR	6,596	13	(123)
	05/2020	EUR	507		$559	1	(2)
	05/2020		$475	JPY	52,100	11	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	163

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	04/2020		$38,094	GBP	31,157	$606	$0
	05/2020	GBP	31,157		$38,119	0	(608)

CBK	04/2020	EUR	21,061		23,153	48	(123)
	04/2020	GBP	3,651		4,681	146	0
	04/2020	MXN	97,260		5,091	1,003	0
	04/2020		$5,414	EUR	4,930	63	(40)
	04/2020		7,252	GBP	5,921	102	0
	04/2020		5,575	MXN	109,643	0	(966)
	05/2020	JPY	1,108,400		$10,038	0	(290)
	05/2020		$9,596	JPY	1,050,700	195	0

GLM	04/2020		594	EUR	550	12	0

HUS	04/2020	EUR	1,281		$1,394	0	(18)
	04/2020	GBP	374		441	0	(24)
	04/2020	MXN	892		36	0	(2)
	05/2020	AUD	6,971		4,613	324	0
	05/2020		$2,006	AUD	3,101	0	(98)

JPM	04/2020	CAD	3,000		$2,239	108	0
	04/2020		$3,965	GBP	3,115	0	(95)

MYI	06/2020	THB	4,522		$145	7	0

SCX	05/2020	EUR	12,330		13,546	0	(70)

UAG	04/2020		$1,043	CAD	1,399	0	(49)
	05/2020	AUD	4,048		$2,735	245	0

Total Forward Foreign Currency Contracts						$4,731	$(2,558)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	1.025%	$	1,900	$12	$(12)	$0	$0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	1.025		5,200	34	(34)	0	0

GST	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.825		1,000	6	(43)	0	(37)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864		3,100	(130)	(210)	0	(340)

								$(78)	$(299)	$0	$(377)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
JPS	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$	9,700	$(403)	$340	$0	$(63)

Total Swap Agreements							$(481)	$41	$0	$(440)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1,579	$0	$0	$1,579	$0	$0	$0	$0	$1,579	$(1,690)	$(111)
BPS	293	0	0	293	(175)	0	0	(175)	118	0	118
BRC	606	0	0	606	(608)	0	0	(608)	(2)	0	(2)
CBK	1,557	0	0	1,557	(1,419)	0	0	(1,419)	138	(130)	8
GLM	12	0	0	12	0	0	0	0	12	0	12
GST	0	0	0	0	0	0	(377)	(377)	(377)	260	(117)
HUS	324	0	0	324	(142)	0	0	(142)	182	(290)	(108)
JPM	108	0	0	108	(95)	0	0	(95)	13	0	13
JPS	0	0	0	0	0	0	(63)	(63)	(63)	84	21
MYI	7	0	0	7	0	0	0	0	7	0	7
SCX	0	0	0	0	(70)	0	0	(70)	(70)	0	(70)
UAG	245	0	0	245	(49)	0	0	(49)	196	(330)	(134)

Total Over the Counter	$4,731	$0	$0	$4,731	$(2,558)	$0	$(440)	$(2,998)

164	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

(k)

Securities with an aggregate market value of $345 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$82	$82
Swap Agreements	0	1	0	0	57	58

	$0	$1	$0	$0	$139	$140

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,731	$0	$4,731

	$0	$1	$0	$4,731	$139	$4,871

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$621	$621
Swap Agreements	0	42	0	0	167	209

	$0	$42	$0	$0	$788	$830

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,558	$0	$2,558
Swap Agreements	0	440	0	0	0	440

	$0	$440	$0	$2,558	$0	$2,998

	$0	$482	$0	$2,558	$788	$3,828

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	165

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,224	$7,224
Swap Agreements	0	(9)	0	0	(5,566)	(5,575)

	$0	$(9)	$0	$0	$1,658	$1,649

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,656	$0	$1,656
Swap Agreements	0	242	0	0	0	242

	$0	$242	$0	$1,656	$0	$1,898

	$0	$233	$0	$1,656	$1,658	$3,547

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,297	$2,297
Swap Agreements	0	(288)	0	0	469	181

	$0	$(288)	$0	$0	$2,766	$2,478

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,734	$0	$1,734
Swap Agreements	0	(522)	0	0	0	(522)

	$0	$(522)	$0	$1,734	$0	$1,212

	$0	$(810)	$0	$1,734	$2,766	$3,690

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$108,413	$0	$108,413
Industrials	0	59,149	0	59,149
Utilities	0	19,624	0	19,624
Municipal Bonds & Notes
California	0	3,746	0	3,746
U.S. Government Agencies	0	232,267	0	232,267
U.S. Treasury Obligations	0	94,349	0	94,349
Non-Agency Mortgage-Backed Securities	0	98,317	0	98,317
Asset-Backed Securities	0	15,468	0	15,468
Sovereign Issues	0	8,934	0	8,934
Preferred Securities
Banking & Finance	0	3,656	0	3,656
Short-Term Instruments
Repurchase Agreements	0	1,341	0	1,341

	$0	$645,264	$0	$645,264

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,421	$0	$0	$1,421

Total Investments	$1,421	$645,264	$0	$646,685

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,588)	$0	$(6,588)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	82	58	0	140
Over the counter	0	4,731	0	4,731

	$82	$4,789	$0	$4,871

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(621)	(209)	0	(830)
Over the counter	0	(2,998)	0	(2,998)

	$(621)	$(3,207)	$0	$(3,828)

Total Financial Derivative Instruments	$(539)	$1,582	$0	$1,043

Totals	$882	$640,258	$0	$641,140

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

166	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return ESG Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.3%

CORPORATE BONDS & NOTES 52.0%

BANKING & FINANCE 32.3%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		$11,750	$10,516

AerCap Ireland Capital DAC
3.500% due 05/26/2022		3,400	2,837
4.625% due 07/01/2022		2,500	2,027

Alexandria Real Estate Equities, Inc.
3.800% due 04/15/2026		3,600	3,620
4.000% due 01/15/2024		9,600	9,827

American Express Co.
3.700% due 08/03/2023		3,900	4,105

American Tower Corp.
3.500% due 01/31/2023		2,800	2,824
5.000% due 02/15/2024		3,000	3,181

Asian Development Bank
1.875% due 08/10/2022		5,200	5,373

Banco Santander Chile
2.700% due 01/10/2025		7,100	6,844

Bank of America Corp.
3.499% due 05/17/2022 •		10,600	10,729

Bank of Nova Scotia
2.375% due 01/18/2023		6,300	6,347

Barclays Bank PLC
7.625% due 11/21/2022 (g)		3,300	3,378

Barclays PLC
0.625% due 11/14/2023 •	EUR	8,000	8,380
3.122% (US0003M + 1.430%) due 02/15/2023 ~		$1,400	1,319
3.250% due 02/12/2027	GBP	2,100	2,476
3.684% due 01/10/2023		$1,800	1,806
4.610% due 02/15/2023 •		800	815
7.875% due 09/15/2022 •(f)(g)	GBP	2,200	2,387

BBVA USA
1.498% (US0003M + 0.730%) due 06/11/2021 ~		$3,200	3,106
3.500% due 06/11/2021		3,200	3,184

BlueHub Loan Fund, Inc.
2.890% due 01/01/2027		1,300	1,381
3.099% due 01/01/2030		3,400	3,683

BNP Paribas S.A.
2.950% due 05/23/2022		2,900	2,816
3.500% due 03/01/2023		800	804

Boston Properties LP
3.400% due 06/21/2029		9,400	9,782

Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	2,886

Capital One Financial Corp.
4.250% due 04/30/2025		2,600	2,669

Community Preservation Corp.
2.867% due 02/01/2030		15,000	16,226

Cooperatieve Rabobank UA
3.875% due 09/26/2023		3,400	3,502

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	3,900	3,906

Credit Agricole S.A.
2.821% (US0003M + 1.020%) due 04/24/2023 ~		$4,600	4,367
3.750% due 04/24/2023		10,300	10,510

Credit Suisse Group AG
3.574% due 01/09/2023		2,900	2,929

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		2,700	2,749

Crown Castle International Corp.
5.250% due 01/15/2023		2,600	2,761

Diversified Healthcare Trust
4.750% due 02/15/2028		3,000	2,687

Equitable Holdings, Inc.
3.900% due 04/20/2023		7,238	7,221
4.350% due 04/20/2028		7,000	6,825

ERP Operating LP
4.150% due 12/01/2028		1,900	2,053

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

European Bank for Reconstruction & Development
1.625% due 09/27/2024		$13,300	$13,897

European Investment Bank
1.625% due 10/09/2029		13,150	13,764
2.375% due 05/24/2027		10,000	11,052
2.875% due 06/13/2025		10,500	11,666
3.300% due 02/03/2028	AUD	3,400	2,385

HAT Holdings LLC
5.250% due 07/15/2024		$4,500	4,348

Host Hotels & Resorts LP
3.375% due 12/15/2029		6,100	5,156
3.875% due 04/01/2024		700	661
4.000% due 06/15/2025		1,350	1,258

HSBC Holdings PLC
3.033% due 11/22/2023 •		10,000	9,940

ING Bank NV
0.750% due 11/24/2020	EUR	300	332

ING Groep NV
4.625% due 01/06/2026		$5,300	5,597

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	12,600	9,316

JPMorgan Chase & Co.
3.797% due 07/23/2024 •		$2,800	2,935

KEB Hana Bank
3.375% due 01/30/2022		10,100	10,461

Kilroy Realty LP
3.450% due 12/15/2024		2,200	2,163
4.375% due 10/01/2025		2,600	2,905
4.750% due 12/15/2028		6,600	6,896

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		23,500	24,349

Lloyds Banking Group PLC
4.375% due 03/22/2028		7,200	7,762
7.625% due 06/27/2023 •(f)(g)	GBP	2,200	2,322

Low Income Investment Fund
3.386% due 07/01/2026		$1,700	1,864
3.711% due 07/01/2029		4,300	4,812

Marsh & McLennan Cos., Inc.
2.575% (US0003M + 1.200%) due 12/29/2021 ~		3,300	3,303

MGIC Investment Corp.
5.750% due 08/15/2023		2,400	2,243

Mizuho Financial Group, Inc.
0.956% due 10/16/2024	EUR	2,200	2,325
2.250% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	5,000	3,065
3.922% due 09/11/2024 •		$2,900	3,063

National Australia Bank Ltd.
3.250% due 03/24/2022	AUD	780	500
3.625% due 06/20/2023		$8,300	8,464
4.000% due 12/16/2021	AUD	1,172	757

Nederlandse Waterschapsbank NV
2.375% due 03/24/2026		$11,000	11,997

NTT Finance Corp.
1.900% due 07/21/2021		4,200	4,180

ORIX Corp.
4.050% due 01/16/2024		4,500	4,691

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		5,400	5,605

Prologis International Funding S.A.
1.750% due 03/15/2028	EUR	4,800	5,312

Reliance Standard Life Global Funding
3.850% due 09/19/2023		$2,800	3,016

Royal Bank of Scotland Group PLC
0.750% due 11/15/2025 •	EUR	7,609	7,616

SBA Communications Corp.
4.875% due 09/01/2024		$2,600	2,649

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (g)		6,000	6,054

Shinhan Financial Group Co. Ltd.
3.340% due 02/05/2030 •(g)		6,400	6,640

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		900	630

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Operating Partnership LP
2.672% (US0003M + 0.980%) due 08/16/2021 ~		$3,300	$3,212

Stadshypotek AB
2.500% due 04/05/2022		300	305

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024	EUR	10,000	10,586
2.559% (US0003M + 0.740%) due 10/18/2022 ~		$550	545
2.679% (US0003M + 1.680%) due 03/09/2021 ~		600	594

UBS Group AG
3.000% due 04/15/2021		4,000	4,009

UDR, Inc.
3.100% due 11/01/2034		8,600	7,871
3.500% due 01/15/2028		1,800	1,842

UniCredit SpA
7.830% due 12/04/2023		4,800	5,132

Voya Financial, Inc.
3.650% due 06/15/2026		2,900	2,911

Welltower, Inc.
2.700% due 02/15/2027		12,100	11,534

Westpac Banking Corp.
3.100% due 06/03/2021	AUD	10,300	6,478

			477,808

INDUSTRIALS 8.8%

Apple, Inc.
0.000% due 11/15/2025 (c)	EUR	10,000	10,576
3.000% due 06/20/2027		$2,200	2,386

Autodesk, Inc.
3.600% due 12/15/2022		2,000	2,109

CA, Inc.
3.600% due 08/15/2022		4,800	4,508

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~		1,800	1,743
2.500% due 08/02/2022		2,300	2,294
3.300% due 03/15/2021		3,300	3,293

Coca-Cola European Partners PLC
4.500% due 09/01/2021		2,800	2,850

Conagra Brands, Inc.
4.300% due 05/01/2024		4,500	4,681

CRH America Finance, Inc.
3.400% due 05/09/2027		4,600	4,588
3.950% due 04/04/2028		2,500	2,477

Danone S.A.
2.077% due 11/02/2021		4,000	4,007
2.589% due 11/02/2023		3,895	3,867
3.000% due 06/15/2022		5,300	5,388

Dell International LLC
4.420% due 06/15/2021		4,100	4,145
5.450% due 06/15/2023		1,000	1,027

Ecolab, Inc.
4.350% due 12/08/2021		228	235

ERAC USA Finance LLC
2.600% due 12/01/2021		1,500	1,503
2.700% due 11/01/2023		3,000	2,849

General Mills, Inc.
2.846% (US0003M + 1.010%) due 10/17/2023 ~		600	580

Heathrow Funding Ltd.
4.875% due 07/15/2023		3,505	3,703

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,100	1,155
3.400% due 09/25/2020		5,800	5,827
4.375% due 06/01/2047		1,000	951

Komatsu Finance America, Inc.
2.118% due 09/11/2020		3,100	3,097
2.437% due 09/11/2022		2,800	2,813

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		1,454	1,321

Local Initiatives Support Corp.
3.782% due 03/01/2027		5,000	5,133

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	167

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McCormick & Co., Inc.
2.700% due 08/15/2022		$3,600	$3,614
3.900% due 07/15/2021		1,300	1,317

Microsoft Corp.
2.700% due 02/12/2025		5,600	6,049

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		5,300	5,281

Norfolk Southern Corp.
3.250% due 12/01/2021		700	708

Owens Corning
3.400% due 08/15/2026		2,900	2,710

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		7,100	5,076

Ryder System, Inc.
2.500% due 09/01/2022		2,800	2,639
2.875% due 06/01/2022		6,200	6,223
3.450% due 11/15/2021		1,599	1,624

salesforce.com, Inc.
3.250% due 04/11/2023		2,400	2,498

Sky Ltd.
3.125% due 11/26/2022		1,500	1,527

Xylem, Inc.
3.250% due 11/01/2026		2,400	2,546

			130,918

UTILITIES 10.9%

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		6,700	6,080

American Water Capital Corp.
3.450% due 06/01/2029		9,000	9,626

Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	1,500	1,842

Avangrid, Inc.
3.150% due 12/01/2024		$12,130	12,089

Baltimore Gas & Electric Co.
3.350% due 07/01/2023		4,500	4,641

Boston Gas Co.
3.150% due 08/01/2027		2,900	2,883

British Telecommunications PLC
4.500% due 12/04/2023		3,300	3,464

British Transco International Finance BV
0.000% due 11/04/2021 (c)		1,800	1,757

Clearway Energy Operating LLC
4.750% due 03/15/2028		900	838

DTE Electric Co.
4.050% due 05/15/2048		4,200	4,789

Duke Energy Carolinas LLC
3.950% due 11/15/2028		3,000	3,330

Duke Energy Florida LLC
2.500% due 12/01/2029		9,900	9,754

Electricite de France S.A.
3.625% due 10/13/2025		3,600	3,713

Enel Finance International NV
2.650% due 09/10/2024		10,800	10,331

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		3,800	3,192
5.950% due 07/29/2026		10,400	8,629

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		6,400	6,374

Interstate Power & Light Co.
3.600% due 04/01/2029		6,000	6,823

MidAmerican Energy Co.
3.650% due 04/15/2029		6,000	6,568

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022		6,700	6,592
2.200% due 12/02/2026	AUD	10,300	6,220
2.403% due 09/01/2021		$5,025	5,020

Niagara Mohawk Power Corp.
4.278% due 12/15/2028		3,300	3,543

NSTAR Electric Co.
3.250% due 05/15/2029		7,800	8,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	$4,300	$4,238

Southern California Edison Co.
3.700% due 08/01/2025	4,800	4,950

Telstra Corp. Ltd.
4.800% due 10/12/2021	3,200	3,301

Verizon Communications, Inc.
3.875% due 02/08/2029	8,000	8,975

Vodafone Group PLC
3.750% due 01/16/2024	3,000	3,130

		160,766

Total Corporate Bonds & Notes (Cost $771,644)		769,492

MUNICIPAL BONDS & NOTES 1.4%

CALIFORNIA 1.4%

California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030	4,000	3,989

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025	3,000	2,991
2.534% due 06/01/2028	4,000	3,992
2.584% due 06/01/2029	4,450	4,422

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
1.864% due 11/01/2021	1,250	1,244
2.082% due 11/01/2024	520	511
2.371% due 11/01/2026	1,000	977
2.483% due 11/01/2027	850	825
2.533% due 11/01/2028	1,000	960
2.593% due 11/01/2029	1,200	1,143

Total Municipal Bonds & Notes (Cost $21,270)		21,054

U.S. GOVERNMENT AGENCIES 60.0%

Fannie Mae
1.197% due 05/25/2037 •	8	8
1.307% due 03/25/2037 •	16	16
1.397% due 06/25/2049 •	3,210	3,192
1.687% due 07/25/2037 •	225	221
1.965% due 06/25/2055 •	1,629	1,623
2.105% due 09/25/2046 •	838	844
2.310% due 08/01/2022	198	203
2.444% due 09/25/2029	14,800	15,837
2.870% due 09/01/2027	3,400	3,760
2.937% due 04/25/2029	12,500	13,769
2.959% due 09/25/2027 ~	10,000	10,913
3.000% due 05/01/2028 (j)	4,579	4,822
3.160% due 06/01/2029	11,900	13,513
3.253% due 07/01/2044 •	62	61
3.320% due 05/01/2028	15,500	17,670
3.368% due 01/01/2035 •	55	55
3.510% due 08/01/2035 •	457	460
3.690% due 09/01/2028	7,800	9,013
3.701% due 03/01/2033 •	4	4
3.840% due 09/01/2034 - 08/01/2035 •	153	155
3.917% due 09/01/2035 •	25	25
3.958% due 05/25/2035 ~	42	44
4.010% due 12/01/2028	9,040	10,687
4.155% due 09/01/2037 •	14	14
4.445% due 07/01/2035 •	366	370
4.458% due 04/01/2038 •	59	59
4.540% due 07/01/2034 •	4	4
4.652% due 04/01/2038 •	23	24
4.769% due 04/01/2038 •	13	13
6.000% due 08/01/2032	6	6
6.500% due 06/25/2044	40	47
7.500% due 02/01/2027	47	50

Fannie Mae, TBA
3.000% due 06/01/2040	8,000	8,360

Freddie Mac
1.144% due 08/25/2029 ~(a)	25,500	1,943

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.415% due 10/15/2037 •	$11	$11
2.055% due 12/15/2042 •	6,816	6,783
2.700% due 08/01/2023	28,600	29,955
2.875% due 04/25/2026	9,500	10,624
2.939% due 04/25/2029	9,500	10,828
3.500% due 10/01/2025 - 11/01/2025	45	48
3.500% due 12/01/2047 - 05/01/2048 (j)	56,342	60,157
3.988% due 04/01/2033 •	1	1
4.000% due 08/01/2030 - 11/01/2048	8,598	9,213
4.007% due 08/15/2032 ~	11	11
4.085% due 12/01/2022 •	6	6
4.469% due 04/01/2038 •	39	40
4.500% due 02/01/2029 - 01/01/2036	625	681
4.830% due 07/01/2030 •	2	2
5.000% due 10/01/2039	22	24
5.500% due 04/01/2021 - 01/01/2039	461	524
6.000% due 09/01/2027 - 05/01/2040	1,804	2,075
6.500% due 05/15/2032	1,990	2,310
7.000% due 02/15/2027 - 07/01/2029	197	224
7.500% due 09/01/2025	3	3

Ginnie Mae
1.619% due 02/20/2066 •	1,164	1,158
1.881% due 10/20/2043 •	2,888	2,880
1.931% due 05/20/2047 •	1,042	1,046
2.032% due 06/20/2061 •	1	1
2.242% due 05/20/2066 •	978	974
2.262% due 05/20/2065 •	1,068	1,052
2.462% due 09/20/2066 •	5,191	5,142
2.675% due 11/20/2067 •	2,436	2,442
3.125% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2025 ~	44	46
3.125% due 12/20/2026 •	2	2
3.250% (H15T1Y + 1.500%) due 09/20/2023 - 08/20/2025 ~	28	29
3.250% due 07/20/2027 - 08/20/2027 •	11	11
3.487% due 06/20/2067 •	7,181	7,180
3.500% due 08/15/2045 - 08/20/2049 (j)	20,372	21,994
3.500% due 07/20/2047 - 07/20/2049	14,341	15,442
3.629% due 04/20/2067 •	2,190	2,188
3.875% (H15T1Y + 1.500%) due 06/20/2022 ~	15	15
4.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	44	45
4.000% due 02/20/2032 •	184	191
4.000% due 09/20/2040 - 07/20/2048	44,622	48,834
4.000% due 06/20/2048 (j)	4,719	5,191
5.000% due 03/15/2033 - 05/15/2042	541	603
6.000% due 04/15/2037	35	38
7.000% due 08/15/2031 - 02/20/2032	6	7

Ginnie Mae, TBA
3.000% due 05/01/2050	8,800	9,297
4.000% due 04/01/2050 - 05/01/2050	65,900	70,078
4.500% due 04/01/2050 - 05/01/2050	57,100	60,618
5.000% due 04/01/2050 - 05/01/2050	43,800	46,647

Small Business Administration
5.130% due 09/01/2023	29	31
5.520% due 06/01/2024	183	194

Uniform Mortgage-Backed Security
3.000% due 04/01/2034 - 08/01/2046 (j)	30,893	32,567
3.000% due 10/01/2049	19,601	20,583
3.500% due 10/01/2025 - 03/01/2047	2,007	2,145
4.000% due 10/01/2024 - 01/01/2049	48,305	51,654

168	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2047 - 06/01/2049 (j)	$41,784	$44,759
4.500% due 03/01/2023 - 10/01/2042	1,477	1,614
5.000% due 02/01/2038 - 02/01/2041	244	273
5.500% due 06/01/2022 - 02/01/2049	9,527	10,718
5.500% due 04/01/2034 (j)	4,252	4,789
6.000% due 01/01/2024 - 09/01/2039	1,627	1,848
6.500% due 01/01/2026 - 01/01/2029	3	4

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	25,000	25,803
3.000% due 05/01/2050	68,900	72,154
4.000% due 04/01/2035 - 05/01/2050	55,300	59,024
5.500% due 05/01/2050	2,000	2,190
6.000% due 04/01/2050	3,000	3,323

Total U.S. Government Agencies (Cost $855,263)		888,129

U.S. TREASURY OBLIGATIONS 19.1%

U.S. Treasury Bonds
2.000% due 02/15/2050 (j)	24,000	27,888
2.500% due 02/15/2045 (j)(n)	1,900	2,374
2.750% due 11/15/2042 (j)	1,600	2,068
2.875% due 05/15/2043 (j)	3,900	5,140
2.875% due 08/15/2045 (j)(n)	1,500	2,006
3.000% due 05/15/2042 (n)	700	940
3.000% due 11/15/2044	2,100	2,844
3.000% due 05/15/2045 (j)(n)	34,700	47,211
3.125% due 02/15/2043 (j)	12,100	16,552
3.125% due 08/15/2044 (j)	3,200	4,412
3.375% due 05/15/2044	1,500	2,145
3.625% due 08/15/2043 (j)(n)	4,600	6,784
3.625% due 02/15/2044 (j)(n)	2,200	3,256
3.750% due 11/15/2043 (j)	7,600	11,430

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (j)(l)	20,460	20,045
0.250% due 07/15/2029	7,966	8,282
0.375% due 07/15/2025 (j)	8,049	8,214
0.625% due 04/15/2023 (j)	13,292	13,394
0.625% due 01/15/2026 (l)(n)	10,856	11,219
0.750% due 07/15/2028 (j)(l)	32,985	35,324
0.750% due 02/15/2045	657	752
0.875% due 01/15/2029 (j)	18,592	20,223
0.875% due 02/15/2047 (j)(n)	1,923	2,291
1.000% due 02/15/2046 (j)(n)	6,749	8,208
1.000% due 02/15/2048 (j)	5,335	6,577
1.000% due 02/15/2049 (j)	2,358	2,935
1.375% due 02/15/2044 (j)(n)	2,656	3,410

U.S. Treasury Notes
1.750% due 06/30/2024 (l)(n)	3,200	3,390
1.875% due 07/31/2022 (j)(l)	2,631	2,729
2.000% due 10/31/2021 (l)	864	888

Total U.S. Treasury Obligations (Cost $263,180)		282,931

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.2%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ	1,408	1,191

Banc of America Mortgage Trust
6.000% due 05/25/2037	1,967	1,596

BCAP LLC Trust
2.077% due 01/26/2036 •	304	303
4.844% due 03/26/2037 þ	210	204

Bear Stearns Structured Products, Inc. Trust
2.207% due 12/26/2046 ^~	511	425

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.547% due 04/25/2037 •	3,198	1,054

DC Office Trust
2.965% due 09/15/2045	13,400	12,940

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstMac Mortgage Funding Trust
1.890% due 03/08/2049 •	AUD	3,300	$2,001

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		$5,300	5,215

GSMPS Mortgage Loan Trust
1.347% due 04/25/2036 •		1,672	1,276

GSR Mortgage Loan Trust
3.800% due 03/25/2047 ^~		1,647	1,265

IndyMac Adjustable Rate Mortgage Trust
3.528% due 01/25/2032 ~		2	2

IndyMac Mortgage Loan Trust
3.609% due 01/25/2036 ^~		737	624

JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		2,560	1,616

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		1,110	1,073

MASTR Alternative Loan Trust
5.000% due 11/25/2033		6	5

Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048		4,859	5,006

MortgageIT Mortgage Loan Trust
1.177% due 04/25/2036 •		1,291	1,128

Residential Accredit Loans, Inc. Trust
1.137% due 07/25/2036 •		1,601	1,278

Structured Asset Mortgage Investments Trust
1.207% due 03/25/2037 •		1,014	581

Thornburg Mortgage Securities Trust
4.361% due 10/25/2046 •		1,029	918

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	11,223	13,652

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		5,864	7,075

WaMu Mortgage Pass-Through Certificates Trust
3.523% due 12/25/2036 ^~		$931	774
3.979% due 03/25/2037 ~		1,027	926

Total Non-Agency Mortgage-Backed Securities (Cost $67,686)			62,128

ASSET-BACKED SECURITIES 2.5%

Ares CLO Ltd.
3.026% due 04/17/2026 •		546	546

Bear Stearns Asset-Backed Securities Trust
1.107% due 08/25/2036 •		452	521
1.922% due 05/25/2035 •		3,166	3,037

Chesapeake Funding LLC
1.075% due 08/15/2030 •		2,123	2,084

Countrywide Asset-Backed Certificates
1.177% due 05/25/2037 •		2,300	1,915

GSAMP Trust
1.017% due 12/25/2036 •		312	156

HSI Asset Loan Obligation Trust
1.687% due 12/25/2036 •		245	89

JPMorgan Mortgage Acquisition Corp.
1.357% due 10/25/2035 ^•		3,300	3,010

LCM LP
2.859% due 10/20/2027 •		3,400	3,290

Lehman XS Trust
5.227% due 01/25/2036 ^þ		4,221	3,886

Morgan Stanley ABS Capital, Inc. Trust
1.077% due 01/25/2037 •		3,340	1,528
1.097% due 06/25/2036 •		806	662
2.197% due 07/25/2037 •		400	294

Morgan Stanley IXIS Real Estate Capital Trust
1.097% due 11/25/2036 •		9,471	4,027

Morgan Stanley Mortgage Loan Trust
1.307% due 04/25/2037 •		343	131

New Century Home Equity Loan Trust
3.947% (US0001M + 3.000%) due 01/25/2033 ^~		1,077	929

Octagon Investment Partners Ltd.
2.931% due 04/15/2026 •		422	422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
1.167% due 02/25/2037 •		$4,430	$2,472

Palmer Square Loan Funding Ltd.
2.481% due 07/15/2026 •		1,495	1,460

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ		3,386	1,491

SLM Student Loan Trust
1.914% due 01/25/2027 •		1,228	1,204
2.344% due 04/27/2026 •		348	348

Structured Asset Securities Corp. Mortgage Loan Trust
2.297% due 12/25/2034 •		344	335

Utah State Board of Regents
1.697% due 01/25/2057 •		1,563	1,547

Venture CLO Ltd.
2.413% due 02/28/2026 •		1,925	1,872

Wells Fargo Home Equity Asset-Backed Securities Trust
1.832% due 11/25/2035 •		155	155

Total Asset-Backed Securities (Cost $38,065)			37,411

SOVEREIGN ISSUES 6.9%

Export Development Canada
1.800% due 09/01/2022	CAD	10,600	7,728

Hong Kong Government International Bond
2.500% due 05/28/2024		$9,300	9,787

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,200	1,307

Japan International Cooperation Agency
2.750% due 04/27/2027		4,500	5,045

Korea International Bond
2.000% due 06/19/2024		9,400	9,653

Province of Ontario
2.650% due 02/05/2025	CAD	24,325	18,261

Province of Quebec
1.850% due 02/13/2027		8,000	5,770
2.450% due 03/01/2023		5,000	3,694
2.600% due 07/06/2025		19,600	14,726

Queensland Treasury Corp.
3.000% due 03/22/2024	AUD	5,200	3,475

Spain Government International Bond
0.600% due 10/31/2029	EUR	8,300	9,134
1.400% due 07/30/2028		5,800	6,847
1.450% due 04/30/2029		3,500	4,151
1.850% due 07/30/2035		2,200	2,711

Total Sovereign Issues (Cost $104,702)			102,289

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(b)		260,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Farm Credit Bank of Texas
10.000% due 06/15/2020 (f)(h)		2,000	2,019

Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (f)		6,000	6,346

			8,365

INDUSTRIALS 0.0%

Centaur Funding Corp.
9.080% due 04/21/2020		125	125

Total Preferred Securities (Cost $10,093)			8,490

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	169

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (i) 0.6%
		$8,866

U.S. TREASURY BILLS 0.0%
1.056% due 04/28/2020 (c)(d)(n)	$7	7

Total Short-Term Instruments (Cost $8,873)		8,873

Total Investments in Securities (Cost $2,140,776)		2,180,797

Total Investments 147.3% (Cost $2,140,776)		$2,180,797

Financial Derivative Instruments (k)(m) 0.2% (Cost or Premiums, net $(1,931))		3,514

Other Assets and Liabilities, net (47.5)%		(703,453)

Net Assets 100.0%		$1,480,858

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	06/15/2020	09/30/2010	$ 2,060	$2,019	0.14%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$2,066	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(2,109)	$2,066	$2,066
RDR	0.000	03/31/2020	04/01/2020	6,800	U.S. Treasury Notes 1.625% due 05/15/2026	(6,962)	6,800	6,800

Total Repurchase Agreements						$(9,071)	$8,866	$8,866

170	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.100%	03/31/2020	04/01/2020	$(1,661)	$(1,661)
	0.960	03/27/2020	04/15/2020	(1,280)	(1,280)
	0.960	03/30/2020	04/15/2020	(4,426)	(4,426)
BSN	1.690	01/10/2020	04/09/2020	(19,581)	(19,656)
	1.690	01/13/2020	04/13/2020	(58,527)	(58,744)
	1.690	01/14/2020	04/09/2020	(5,003)	(5,021)
CIB	1.740	02/13/2020	04/13/2020	(19,038)	(19,082)
	1.780	02/12/2020	04/14/2020	(170,820)	(171,234)
DEU	0.920	03/12/2020	04/13/2020	(5,978)	(5,981)
GRE	1.250	03/19/2020	06/19/2020	(11,241)	(11,246)
	1.720	03/26/2020	05/07/2020	(39,551)	(39,563)

Total Reverse Repurchase Agreements					$(337,894)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	(0.100)%	03/30/2020	04/06/2020	$(21,142)	$(21,141)
BPG	0.700	03/16/2020	04/16/2020	(3,902)	(3,904)

Total Sale-Buyback Transactions					$(25,045)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.2)%
Uniform Mortgage-Backed Security, TBA	3.500%	04/01/2050	$11,100	$(11,457)	$(11,743)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	84,200	(89,823)	(89,882)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2050	4,700	(5,070)	(5,056)

Total Short Sales (7.2)%				$(106,350)	$(106,681)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(7,367)	$0	$(7,367)	$7,186	$(181)
BSN	0	(83,421)	0	(83,421)	82,466	(955)
CIB	0	(190,316)	0	(190,316)	194,314	3,998
DEU	0	(5,981)	0	(5,981)	5,996	15
FICC	2,066	0	0	2,066	(2,109)	(43)
GRE	0	(50,809)	0	(50,809)	49,890	(919)
RDR	6,800	0	0	6,800	(6,962)	(162)

Master Securities Forward Transaction Agreement
BCY	0	0	(21,141)	(21,141)	20,684	(457)
BPG	0	0	(3,904)	(3,904)	3,926	22

Total Borrowings and Other Financing Transactions	$8,866	$(337,894)	$(25,045)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	171

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(171,234)	$0	$0	$(171,234)
U.S. Treasury Obligations	(1,661)	(114,191)	(50,808)	0	(166,660)

Total	$(1,661)	$(285,425)	$(50,808)	$0	$(337,894)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(25,045)	0		(25,045)

Total	$0	$(25,045)	$0	$0	$(25,045)

Total Borrowings	$(1,661)	$(310,470)	$(50,808)	$0	$(362,939)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(362,939)

(j)	Securities with an aggregate market value of $373,683 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(291,755) at a weighted average interest rate of 2.044%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	$147.500	05/22/2020	11	$11	$0	$1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.500	05/22/2020	302	302	2	24
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	154.000	05/22/2020	93	93	1	6
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	157.000	05/22/2020	311	311	3	15
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	200.000	05/22/2020	458	458	398	7

Total Purchased Options					$404	$53

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2020	726	$	109,409	$(4,742)	$0	$(1,661)
Euro-Buxl 30-Year Bond June Futures	06/2020	21		4,861	(184)	53	(106)
U.S. Treasury 5-Year Note June Futures	06/2020	541		67,819	2,062	0	(25)
U.S. Treasury 30-Year Bond June Futures	06/2020	72		12,893	466	0	(119)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	197		43,709	4,660	0	(640)

					$2,262	$53	$(2,551)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2020	36	$	(9,967)	$18	$1	$0
3-Month Euribor September Futures	09/2020	36		(9,966)	23	0	0
Australia Government 10-Year Bond June Futures	06/2020	60		(5,558)	67	0	(74)
Euro-Bobl June Futures	06/2020	43		(6,412)	44	14	(16)
Euro-Bund 10-Year Bond June Futures	06/2020	13		(2,473)	30	16	(15)
Euro-Schatz June Futures	06/2020	163		(20,169)	(14)	9	(12)
U.S. Treasury 10-Year Note June Futures	06/2020	1,402		(194,440)	(6,632)	197	0

					$(6,464)	$237	$(117)

Total Futures Contracts					$(4,202)	$290	$(2,668)

172	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Goldman Sachs Group, Inc.	1.000%	Quarterly	12/20/2020	0.717%	$	1,600	$16	$(12)	$4	$2	$0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.879		3,500	38	(32)	6	4	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.784		100	1	(1)	0	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.423	EUR	2,000	16	14	30	2	0

							$71	$(31)	$40	$8	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month GBP-LIBOR	0.750%	Semi-Annual	03/18/2025	GBP	7,600	$8	$(119)	$(111)	$0	$(1)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		6,800	71	(213)	(142)	0	(9)
Receive(5)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		1,400	(5)	(67)	(72)	0	(3)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		3,800	93	(305)	(212)	0	(13)
Receive(5)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		4,800	88	(786)	(698)	0	(20)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	4,540,000	(754)	(122)	(876)	0	(30)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		2,300,000	(379)	(65)	(444)	0	(9)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		770,000	0	(26)	(26)	3	0
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		380,000	0	(12)	(12)	2	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		640,000	0	(11)	(11)	3	0
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		1,030,000	(1)	(13)	(14)	4	0
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		385,000	0	(6)	(6)	2	0
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		385,000	0	(6)	(6)	2	0
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		192,000	0	(6)	(6)	1	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		468,000	1	(19)	(18)	2	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		750,000	(118)	(50)	(168)	0	(4)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		770,000	(116)	(64)	(180)	0	(5)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		2,000,000	430	182	612	15	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		390,000	(90)	(35)	(125)	0	(3)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		520,000	(137)	(57)	(194)	0	(5)
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		259,000	0	(34)	(34)	8	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		259,000	0	(33)	(33)	8	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,592,000	(700)	(979)	(1,679)	0	(53)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		100,000	(51)	(69)	(120)	0	(4)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		290,000	(99)	(200)	(299)	0	(10)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		150,000	(73)	(103)	(176)	0	(5)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		497,300	(208)	(342)	(550)	0	(18)
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		490,000	66	(70)	(4)	18	0
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		120,000	0	(5)	(5)	4	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		130,000	318	(41)	277	8	0

							$(1,656)	$(3,676)	$(5,332)	$80	$(192)

Total Swap Agreements							$(1,585)	$(3,707)	$(5,292)	$88	$(192)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$53	$290	$88	$431	$ 0	$ (2,668)	$ (192)	$ (2,860)

(l)

Securities with an aggregate market value of $10,912 and cash of $7,622 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	173

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020		$14,334	GBP	11,117	$0	$(526)
	05/2020	EUR	16,048		$17,926	234	(37)
	05/2020	JPY	361,900		3,466	94	0
	05/2020		$8,980	EUR	8,311	217	(16)

BPS	04/2020		3,981	AUD	5,990	0	(297)
	04/2020		3,369	CAD	4,516	0	(160)
	05/2020		1,115	JPY	122,400	25	0

BRC	04/2020	GBP	11,117		$13,592	0	(216)
	05/2020		$13,601	GBP	11,117	217	0

CBK	04/2020	AUD	9,402		$6,234	451	0
	04/2020	CAD	82,590		61,981	3,294	0
	04/2020		$2,201	AUD	3,572	0	(3)
	04/2020		60,346	CAD	85,088	116	0
	05/2020	CAD	85,087		$60,366	0	(119)
	05/2020	GBP	33,503		43,224	1,573	0
	05/2020	JPY	1,216,200		11,080	0	(252)
	05/2020		$32,586	JPY	3,554,400	590	(56)

GLM	04/2020		25,162	AUD	41,304	244	0
	05/2020	AUD	41,304		$25,166	0	(244)
	05/2020	EUR	1,336		1,466	0	(9)
	05/2020	GBP	1,072		1,251	0	(82)
	05/2020		$760	EUR	701	15	0
	05/2020		22,627	GBP	18,493	364	0

HUS	05/2020	EUR	1,450		$1,619	17	0
	05/2020	GBP	11,846		15,240	513	0
	05/2020		$32,319	EUR	28,922	141	(509)
	05/2020		10,191	GBP	8,002	0	(243)

JPM	04/2020	CAD	11,146		$8,321	400	0
	05/2020	EUR	12,342		13,498	0	(136)

MYI	04/2020	AUD	41,464		27,275	1,771	0
	05/2020	EUR	70,969		77,902	0	(500)
	06/2020	THB	4,101		131	6	0

SOG	05/2020	GBP	16,547		21,536	965	0

UAG	04/2020		$3,080	CAD	4,133	0	(144)
	05/2020	JPY	2,129,700		$19,222	0	(623)

Total Forward Foreign Currency Contracts						$11,247	$(4,172)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	15,000	$(134)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,300	(81)	0

Total Written Options						$(215)	$0

174	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
MYC	CMBX.NA.AAA.11 Index	0.500%	Monthly	11/18/2054	$63,000	$(535)	$(597)	$0	$(1,132)

Total Swap Agreements						$(535)	$(597)	$0	$(1,132)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$545	$0	$0	$545	$(579)	$0	$0	$(579)	$(34)	$293	$259
BPS	25	0	0	25	(457)	0	0	(457)	(432)	646	214
BRC	217	0	0	217	(216)	0	0	(216)	1	0	1
CBK	6,024	0	0	6,024	(430)	0	0	(430)	5,594	(5,729)	(135)
DUB	0	0	0	0	0	0	0	0	0	(200)	(200)
GLM	623	0	0	623	(335)	0	0	(335)	288	(412)	(124)
HUS	671	0	0	671	(752)	0	0	(752)	(81)	0	(81)
JPM	400	0	0	400	(136)	0	0	(136)	264	(220)	44
MYC	0	0	0	0	0	0	(1,132)	(1,132)	(1,132)	1,169	37
MYI	1,777	0	0	1,777	(500)	0	0	(500)	1,277	(1,140)	137
SOG	965	0	0	965	0	0	0	0	965	(880)	85
UAG	0	0	0	0	(767)	0	0	(767)	(767)	728	(39)

Total Over the Counter	$11,247	$0	$0	$11,247	$(4,172)	$0	$(1,132)	$(5,304)

(n)

Securities with an aggregate market value of $3,006 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	175

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$53	$53
Futures	0	0	0	0	290	290
Swap Agreements	0	8	0	0	80	88

	$0	$8	$0	$0	$423	$431

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,247	$0	$11,247

	$0	$8	$0	$11,247	$423	$11,678

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,668	$2,668
Swap Agreements	0	0	0	0	192	192

	$0	$0	$0	$0	$2,860	$2,860

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,172	$0	$4,172
Swap Agreements	0	1,132	0	0	0	1,132

	$0	$1,132	$0	$4,172	$0	$5,304

	$0	$1,132	$0	$4,172	$2,860	$8,164

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$477	$477
Written Options	0	0	0	0	522	522
Futures	0	0	0	0	9,399	9,399
Swap Agreements	0	75	0	0	3,715	3,790

	$0	$75	$0	$0	$14,113	$14,188

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,312	$0	$2,312
Purchased Options	0	0	0	0	(59)	(59)
Written Options	0	0	0	0	110	110
Swap Agreements	0	320	0	0	0	320

	$0	$320	$0	$2,312	$51	$2,683

	$0	$395	$0	$2,312	$14,164	$16,871

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(336)	$(336)
Written Options	0	0	0	0	(86)	(86)
Futures	0	0	0	0	1,578	1,578
Swap Agreements	0	(44)	0	0	(3,711)	(3,755)

	$0	$(44)	$0	$0	$(2,555)	$(2,599)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,101	$0	$6,101
Purchased Options	0	0	0	0	37	37
Written Options	0	0	0	0	(103)	(103)
Swap Agreements	0	(1,260)	0	0	0	(1,260)

	$0	$(1,260)	$0	$6,101	$(66)	$4,775

	$0	$(1,304)	$0	$6,101	$(2,621)	$2,176

176	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$477,808	$0	$477,808
Industrials	0	130,918	0	130,918
Utilities	0	160,766	0	160,766
Municipal Bonds & Notes
California	0	21,054	0	21,054
U.S. Government Agencies	0	888,129	0	888,129
U.S. Treasury Obligations	0	282,931	0	282,931
Non-Agency Mortgage-Backed Securities	0	62,128	0	62,128
Asset-Backed Securities	0	37,411	0	37,411
Sovereign Issues	0	102,289	0	102,289
Preferred Securities
Banking & Finance	0	8,365	0	8,365
Industrials	0	125	0	125
Short-Term Instruments
Repurchase Agreements	0	8,866	0	8,866
U.S. Treasury Bills	0	7	0	7

Total Investments	$0	$2,180,797	$0	$2,180,797

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(106,681)	$0	$(106,681)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	290	141	0	431
Over the counter	0	11,247	0	11,247

	$290	$11,388	$0	$11,678

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,668)	(192)	0	(2,860)
Over the counter	0	(5,304)	0	(5,304)

	$(2,668)	$(5,496)	$0	$(8,164)

Total Financial Derivative Instruments	$(2,378)	$5,892	$0	$3,514

Totals	$(2,378)	$2,080,008	$0	$2,077,630

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	177

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

178	PIMCO BOND FUNDS

March 31, 2020

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dynamic Bond Fund	Daily	Monthly

PIMCO Extended Duration Fund	Daily	Monthly

PIMCO GNMA and Government Securities Fund	Daily	Monthly

PIMCO Long Duration Total Return Fund	Daily	Monthly

PIMCO Long-Term U.S. Government Fund	Daily	Monthly

PIMCO Moderate Duration Fund	Daily	Monthly

PIMCO Mortgage-Backed Securities Fund	Daily	Monthly

PIMCO Mortgage Opportunities and Bond Fund	Daily	Monthly

PIMCO Strategic Bond Fund	Daily	Monthly

PIMCO Total Return Fund II	Daily	Monthly

PIMCO Total Return Fund IV	Daily	Monthly

PIMCO Total Return ESG Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as

ANNUAL REPORT	MARCH 31, 2020	179

Notes to Financial Statements (Cont.)

applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments

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may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value

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changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$362,348	$9,853	$0	$0	$(8,967)	$363,234	$9,854	$0

PIMCO Extended Duration Fund	21,619	589	0	0	(535)	21,673	588	0

PIMCO Long Duration Total Return Fund	109,542	2,962	(50,000)	(2,235)	(1,086)	59,183	2,963	0

PIMCO Long-Term U.S. Government Fund	44,877	1,141	(44,375)	(1,959)	316	0	1,202	0

PIMCO Moderate Duration Fund	90,340	2,456	0	0	(2,236)	90,560	2,457	0

PIMCO Total Return Fund II	33,380	908	0	0	(826)	33,462	908	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$667,163	$1,877,774	$(2,544,800)	$205	$(166)	$176	$8,374	$0

PIMCO Extended Duration Fund	3,413	200,223	(202,700)	(13)	0	923	23	0

PIMCO GNMA and Government Securities Fund	2,843	1,066,666	(708,900)	(1,164)	134	359,579	366	0

PIMCO Long Duration Total Return Fund	13,635	759,821	(731,900)	(236)	12	41,332	120	0

PIMCO Long-Term U.S. Government Fund	4,155	6	(4,001)	0	(1)	159	6	0

PIMCO Moderate Duration Fund	47,583	522,866	(487,900)	(784)	(72)	81,693	565	0

PIMCO Mortgage-Backed Securities Fund	478	144,384	(137,820)	(73)	7	6,976	83	0

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Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III (Cont.)
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Mortgage Opportunities and Bond Fund	$269,213	$2,025,297	$(2,257,915)	$39	$(24)	$36,610	$1,704	$0

PIMCO Strategic Bond Fund	52,160	65,545	(116,700)	8	(15)	998	345	0

PIMCO Total Return Fund II	97,773	211,024	(293,500)	14	13	15,324	424	0

PIMCO Total Return Fund IV	9,348	100,672	(108,600)	3	(2)	1,421	71	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains

(losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private

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transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal

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Notes to Financial Statements (Cont.)

distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National

Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors

186	PIMCO BOND FUNDS

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receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will

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Notes to Financial Statements (Cont.)

ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities

188	PIMCO BOND FUNDS

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markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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Notes to Financial Statements (Cont.)

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap

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provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or

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Notes to Financial Statements (Cont.)

receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

New/Small	—	—	—	—	—	—	X	—	X	—	—	—

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	X	X	—	X	—	X	—	X	X	—	—	X

Market	X	X	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	—	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X

Extension	—	—	—	—	—	—	—	X	—	—	—	—

Prepayment	—	—	—	—	—	—	—	X	—	—	—	—

Privately Issued Mortgage-Related Securities	—	—	—	—	—	—	—	X	—	—	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	—	X	X	—	X	—	X	X

Real Estate	—	—	—	—	—	—	—	X	—	—	—	—

Emerging Markets	X	X	X	X	—	X	X	—	X	—	X	X

Sovereign Debt	X	X	—	X	—	X	—	—	X	—	X	X

Currency	X	X	—	X	—	X	—	—	X	—	—	X

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X	X	X

Tax-Efficient Investing	—	—	—	—	—	—	—	—	X	—	—	—

Convertible Securities	—	—	—	—	—	—	—	X	—	—	X	—

Distribution Rate	—	—	—	—	—	—	—	X	—	—	—	—

Responsible Investing	—	—	—	—	—	—	—	—	—	—	—	X

192	PIMCO BOND FUNDS

March 31, 2020

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller fund’s performance may not represent how a fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

ANNUAL REPORT	MARCH 31, 2020	193

Notes to Financial Statements (Cont.)

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

194	PIMCO BOND FUNDS

March 31, 2020

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the

ANNUAL REPORT	MARCH 31, 2020	195

Notes to Financial Statements (Cont.)

Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

196	PIMCO BOND FUNDS

March 31, 2020

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class R
PIMCO Dynamic Bond Fund	0.55%	(1)	0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	0.40%
PIMCO Extended Duration Fund	0.25%		0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%		0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%		0.25%	0.35%	N/A		N/A	0.40%		0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%		0.25%	0.35%	0.45%	(2)*	0.25%	0.35%		0.35%	N/A
PIMCO Moderate Duration Fund	0.25%		0.21%	0.31%	N/A		N/A	N/A		N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%		0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.35%		0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Strategic Bond Fund(3)	0.25%		0.30%	0.40%	N/A		N/A	0.45%		0.45%	N/A
PIMCO Total Return Fund II	0.25%		0.25%	0.35%	N/A		0.25%	N/A		N/A	N/A
PIMCO Total Return Fund IV	0.25%		0.25%	N/A	N/A		N/A	0.35%		N/A	N/A
PIMCO Total Return ESG Fund	0.25%		0.25%	0.35%	0.45%	(2)*	0.25%	0.40%		0.40%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	Prior to July 31, 2019, PIMCO contractually agreed to reduce its Investment Advisory Fee by 0.01% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(3)

PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

PIMCO Dynamic Bond Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

ANNUAL REPORT	MARCH 31, 2020	197

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for each share class of the PIMCO Strategic Bond Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Dynamic Bond Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the PIMCO Strategic Bond Fund of any portion of the supervisory and administrative fee waived pursuant to the Fee Waiver Agreement (the “SB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fee pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total SB Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at March 31, 2020, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Dynamic Bond Fund	$0	$133	$160	$293

PIMCO Strategic Bond Fund	0	36	81	117

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Supervisory and Administrative Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Dynamic

Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total

198	PIMCO BOND FUNDS

March 31, 2020

Return ESG Fund. This Supervisory and Administrative Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Dynamic Bond Fund	$14,801	$20,442

PIMCO GNMA and Government Securities Fund	26,295	0

PIMCO Long Duration Total Return Fund	5,051	7,515

PIMCO Moderate Duration Fund	20,243	52,361

PIMCO Mortgage Opportunities and Bond Fund	4,853	1,127

PIMCO Strategic Bond Fund	572	2,109

PIMCO Total Return Fund II	19,379	21,774

PIMCO Total Return Fund IV	1,222	92,786

PIMCO Total Return ESG Fund	7,019	37,433

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dynamic Bond Fund	$19,246,060	$18,088,643	$564,706	$494,464

PIMCO Extended Duration Fund	4,441,529	4,443,507	54,404	27,821

PIMCO GNMA and Government Securities Fund	15,832,622	13,869,136	20,920	8,196

PIMCO Long Duration Total Return Fund	14,316,956	12,491,020	846,244	1,156,118

PIMCO Long-Term U.S. Government Fund	3,461,635	3,640,746	8,152	5,651

PIMCO Moderate Duration Fund	6,254,180	5,996,780	195,121	307,671

PIMCO Mortgage-Backed Securities Fund	2,457,539	2,337,253	17,101	3,258

PIMCO Mortgage Opportunities and Bond Fund	86,104,154	81,598,589	1,364,736	180,476

PIMCO Strategic Bond Fund	563,958	546,257	22,691	41,625

PIMCO Total Return Fund II	4,991,587	4,878,403	139,025	101,064

PIMCO Total Return Fund IV	2,688,592	2,744,225	66,975	155,482

PIMCO Total Return ESG Fund	7,968,037	7,557,153	384,924	309,745

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2020	199

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dynamic Bond Fund						PIMCO Extended Duration Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	97,457	$1,043,039	144,237		$1,552,904		48,459	$418,916	85,205	$616,382

I-2	29,187	313,668	24,885		267,389		7,617	71,141	6,781	48,883

I-3	168	1,790	376	(a)	4,059	(a)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

Class A	6,445	69,209	6,191		66,490		N/A	N/A	N/A	N/A

Class C	437	4,675	1,473		15,817		N/A	N/A	N/A	N/A

Class R	104	1,102	120		1,280		N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	14,687	156,385	9,117		98,110		3,748	33,666	7,128	51,958

I-2	1,524	16,239	854		9,192		181	1,607	299	2,183

I-3	17	176	5	(a)	51	(a)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

Class A	951	10,125	692		7,451		N/A	N/A	N/A	N/A

Class C	317	3,376	323		3,480		N/A	N/A	N/A	N/A

Class R	26	273	17		184		N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(114,652)	(1,205,426)	(106,599)		(1,145,734)		(77,742)	(749,613)	(106,104)	(781,566)

I-2	(41,101)	(435,408)	(12,753)		(137,085)		(13,017)	(119,974)	(3,452)	(25,433)

I-3	(175)	(1,864)	(29	)(a)	(316	)(a)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

Class A	(9,560)	(101,911)	(9,647)		(103,700)		N/A	N/A	N/A	N/A

Class C	(6,803)	(72,928)	(5,883)		(63,286)		N/A	N/A	N/A	N/A

Class R	(253)	(2,607)	(137)		(1,471)		N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(21,224)	$(200,087)	53,242		$574,815		(30,754)	$(344,257)	(10,143)	$(87,593)

200	PIMCO BOND FUNDS

March 31, 2020

PIMCO GNMA and Government Securities Fund				PIMCO Long Duration Total Return Fund				PIMCO Long-Term U.S. Government Fund

Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

44,722	$496,391	10,819	$116,402	48,820	$547,142	94,630	$968,293	89,623	$602,753	55,890	$325,025

52,975	586,254	4,826	52,071	5,694	64,587	3,394	34,566	15,235	102,332	20,391	120,035

669	7,456	1 (b)	10 (b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,133	7,893	2,527	14,880

13,638	150,902	5,786	62,352	3,600	40,898	364	3,731	10,093	68,796	7,883	46,461

2,722	30,220	279	2,997	129	1,467	37	385	1,847	12,464	422	2,491

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1,005	11,167	810	8,715	31,775	350,297	15,645	158,922	2,635	17,736	5,562	32,615

460	5,110	219	2,361	498	5,489	162	1,643	283	1,928	294	1,725

3	31	0 (b)	0 (b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	43	294	74	433

517	5,737	474	5,095	286	3,154	72	727	358	2,423	464	2,729

64	710	77	833	11	121	1	5	37	254	46	269

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(15,655)	(174,110)	(10,332)	(110,860)	(135,833)	(1,535,282)	(50,113)	(512,972)	(130,552)	(928,745)	(176,030)	(1,037,661)

(11,466)	(127,521)	(3,130)	(33,633)	(4,458)	(49,953)	(1,797)	(18,297)	(11,699)	(81,452)	(19,797)	(115,557)

(139)	(1,541)	0 (b)	0 (b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(1,547)	(11,108)	(3,664)	(21,267)

(10,060)	(111,322)	(7,678)	(82,571)	(1,566)	(17,419)	(741)	(7,592)	(12,185)	(83,015)	(8,082)	(47,173)

(1,726)	(19,088)	(1,396)	(15,005)	(34)	(368)	(8)	(84)	(1,075)	(7,481)	(843)	(4,922)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

77,729	$860,396	755	$8,767	(51,078)	$(589,867)	61,646	$629,327	(35,771)	$(294,928)	(114,863)	$(679,917)

ANNUAL REPORT	MARCH 31, 2020	201

Notes to Financial Statements (Cont.)

	PIMCO Moderate Duration Fund				PIMCO Mortgage-Backed Securities Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	21,515	$222,920	24,158	$241,306	5,397	$56,877	3,247		$33,458

I-2	224	2,332	171	1,714	1,698	17,882	652		6,697

I-3	N/A	N/A	N/A	N/A	40	434	11	(a)	110	(a)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	17	(c)	172	(c)

Class A	N/A	N/A	N/A	N/A	648	6,825	557		5,727

Class C	N/A	N/A	N/A	N/A	1,051	11,083	38		388

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Issued as reinvestment of distributions

Institutional Class	3,570	37,083	3,399	34,063	372	3,932	320		3,297

I-2	14	147	15	146	53	565	23		241

I-3	N/A	N/A	N/A	N/A	1	7	0	(a)	0	(a)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	2	(c)	20	(c)

Class A	N/A	N/A	N/A	N/A	104	1,101	134		1,383

Class C	N/A	N/A	N/A	N/A	22	228	10		105

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Cost of shares redeemed

Institutional Class	(30,204)	(313,923)	(19,961)	(199,676)	(4,220)	(44,438)	(4,884)		(50,375)

I-2	(437)	(4,519)	(123)	(1,231)	(1,056)	(11,054)	(342)		(3,521)

I-3	N/A	N/A	N/A	N/A	(50)	(521)	0	(a)	0	(a)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	(263	)(c)	(2,683	)(c)

Class A	N/A	N/A	N/A	N/A	(1,210)	(12,713)	(2,116)		(21,763)

Class C	N/A	N/A	N/A	N/A	(239)	(2,521)	(196)		(2,011)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Net increase (decrease) resulting from Fund share transactions	(5,318)	$(55,960)	7,659	$76,322	2,611	$27,687	(2,790)		$(28,755)

202	PIMCO BOND FUNDS

March 31, 2020

PIMCO Mortgage Opportunities and Bond Fund						PIMCO Strategic Bond Fund				PIMCO Total Return Fund II

Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

189,338	$2,052,376	167,454		$1,831,306		2,286	$24,426	10,765	$114,290	12,863	$126,570	14,505	$137,936

53,274	577,852	47,944		523,932		2,995	32,048	4,485	47,638	264	2,612	114	1,083

4,427	48,085	3,500	(a)	38,431	(a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	448	4,427	228	2,153

10,182	110,884	14,696		160,674		962	10,316	5,817	61,780	N/A	N/A	N/A	N/A

1,044	11,307	1,204		13,166		86	914	595	6,312	N/A	N/A	N/A	N/A

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

16,022	173,931	13,156		143,210		226	2,420	175	1,859	1,992	19,705	1,512	14,242

3,423	37,166	2,662		28,990		141	1,510	99	1,047	13	130	13	120

106	1,146	54	(a)	590	(a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	46	457	35	326

631	6,856	789		8,577		87	931	83	882	N/A	N/A	N/A	N/A

104	1,131	93		1,009		13	138	9	94	N/A	N/A	N/A	N/A

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(150,819)	(1,624,909)	(121,564)		(1,327,244)		(6,087)	(64,630)	(5,761)	(61,238)	(10,911)	(108,050)	(26,670)	(249,545)

(47,118)	(508,240)	(40,439)		(441,787)		(5,117)	(54,722)	(1,154)	(12,262)	(104)	(1,030)	(1,280)	(12,070)

(2,333)	(25,328)	(1,849	)(a)	(20,280	)(a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	(450)	(4,462)	(327)	(3,074)

(18,792)	(203,826)	(10,170)		(111,241)		(3,331)	(35,532)	(4,148)	(44,086)	N/A	N/A	N/A	N/A

(932)	(10,061)	(826)		(9,012)		(398)	(4,249)	(207)	(2,203)	N/A	N/A	N/A	N/A

N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

58,557	$648,370	76,704		$840,321		(8,137)	$(86,430)	10,758	$114,113	4,161	$40,359	(11,870)	$(108,829)

ANNUAL REPORT	MARCH 31, 2020	203

Notes to Financial Statements (Cont.)

	PIMCO Total Return Fund IV						PIMCO Total Return ESG Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020				Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	12,082	$129,977	16,397		$166,746		36,056		$335,553		29,991	$266,038

I-2	N/A	N/A	N/A		N/A		13,744		128,354		6,137	54,279

I-3	N/A	N/A	N/A		N/A		N/A		N/A		N/A	N/A

Administrative Class	N/A	N/A	N/A		N/A		1,128		10,518		1,328	11,772

Class A	821	8,896	211		2,130		11	(e)	105	(e)	N/A	N/A

Class C	N/A	N/A	3	(d)	33	(d)	1	(f)	13	(f)	N/A	N/A

Class R	N/A	N/A	N/A		N/A		N/A		N/A		N/A	N/A
Issued as reinvestment of distributions

Institutional Class	1,200	12,955	3,116		31,692		4,011		37,448		2,809	24,897

I-2	N/A	N/A	N/A		N/A		602		5,629		312	2,771

I-3	N/A	N/A	N/A		N/A		N/A		N/A		N/A	N/A

Administrative Class	N/A	N/A	N/A		N/A		130		1,211		121	1,073

Class A	29	312	24		247		0	(e)	0	(e)	N/A	N/A

Class C	N/A	N/A	1	(d)	11	(d)	0	(f)	0	(f)	N/A	N/A

Class R	N/A	N/A	N/A		N/A		N/A		N/A		N/A	N/A
Cost of shares redeemed

Institutional Class	(28,429)	(302,883)	(111,433)		(1,139,979)		(22,007)		(205,928)		(20,256)	(179,031)

I-2	N/A	N/A	N/A		N/A		(5,307)		(49,454)		(2,747)	(24,317)

I-3	N/A	N/A	N/A		N/A		N/A		N/A		N/A	N/A

Administrative Class	N/A	N/A	N/A		N/A		(2,156)		(19,877)		(1,564)	(13,851)

Class A	(434)	(4,714)	(305)		(3,087)		0	(e)	0	(e)	N/A	N/A

Class C	N/A	N/A	(177	)(d)	(1,791	)(d)	0	(f)	0	(f)	N/A	N/A

Class R	N/A	N/A	N/A		N/A		N/A		N/A		N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(14,731)	$(155,457)	(92,163)		$(943,998)		26,213		$243,572		16,131	$143,631

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Inception date of I-3 was January 31, 2019.
(c)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(d)	Class C Shares liquidated at the close of business on October 31, 2018.
(e)	Inception date of Class A was February 3, 2020.
(f)	Inception date of Class C was February 3, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Extended Duration Fund	0	1	0%	49%

PIMCO Moderate Duration Fund	1	0	11%	0%

PIMCO Mortgage-Backed Securities Fund	1	0	16%	0%

PIMCO Total Return IV Fund	0	1	0%	30%

204	PIMCO BOND FUNDS

March 31, 2020

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Dynamic Bond Fund	$0	$85,464	$0	$(172,676)	$(604)	$(510,574)	$0	$0

PIMCO Extended Duration Fund	0	0	0	596,306	(7)	(11,349)	0	(1,308)

PIMCO GNMA and Government Securities Fund	0	531	0	29,845	(326)	(53,111)	0	0

PIMCO Long Duration Total Return Fund	0	790	0	480,368	(205)	0	(127,578)	0

PIMCO Long-Term U.S. Government Fund	0	36,440	28,003	187,698	(54)	(137,415)	0	0

PIMCO Moderate Duration Fund	0	6,648	3,847	5,380	(265)	0	0	0

PIMCO Mortgage-Backed Securities Fund	0	81	0	3,571	(9)	(13,030)	0	0

PIMCO Mortgage Opportunities and Bond Fund	0	18,218	0	(124,083)	(1,203)	(234,560)	0	0

PIMCO Strategic Bond Fund	0	1,431	0	(965)	(8)	(5,592)	0	0

PIMCO Total Return Fund II	0	13,392	7,606	(472)	(131)	0	0	0

PIMCO Total Return Fund IV	0	1,685	0	(1,514)	(8)	(11,545)	0	0

PIMCO Total Return ESG Fund	0	17,255	29	22,548	(230)	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	MARCH 31, 2020	205

Notes to Financial Statements (Cont.)

As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Fund	$454,052	$56,522

PIMCO Extended Duration Fund	0	11,349

PIMCO GNMA and Government Securities Fund	13,395	39,716

PIMCO Long Duration Total Return Fund	0	0

PIMCO Long-Term U.S. Government Fund*	43,453	93,962

PIMCO Moderate Duration Fund	0	0

PIMCO Mortgage-Backed Securities Fund	2,471	10,559

PIMCO Mortgage Opportunities and Bond Fund	127,718	106,842

PIMCO Strategic Bond Fund	4,148	1,444

PIMCO Total Return Fund II	0	0

PIMCO Total Return Fund IV	0	11,545

PIMCO Total Return ESG Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dynamic Bond Fund	$4,872,316	$280,788	$(454,127)	$(173,339)

PIMCO Extended Duration Fund	2,048,948	695,516	(98,683)	596,833

PIMCO GNMA and Government Securities Fund	2,671,339	65,958	(36,113)	29,845

PIMCO Long Duration Total Return Fund	5,575,282	756,280	(275,939)	480,341

PIMCO Long-Term U.S. Government Fund	1,119,216	241,772	(53,623)	188,149

PIMCO Moderate Duration Fund	1,601,859	76,145	(70,827)	5,318

PIMCO Mortgage-Backed Securities Fund	281,352	14,352	(10,732)	3,620

PIMCO Mortgage Opportunities and Bond Fund	10,766,161	429,734	(554,375)	(124,641)

PIMCO Strategic Bond Fund	152,760	9,825	(10,833)	(1,008)

PIMCO Total Return Fund II	839,412	23,775	(24,187)	(412)

PIMCO Total Return Fund IV	642,404	34,936	(36,574)	(1,638)

PIMCO Total Return ESG Fund	2,048,042	81,906	(59,331)	22,575

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), sale/buyback transactions, convertible preferred securities, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and Lehman securities.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020				March 31, 2019

	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Tax-Exempt Income Distributions(8)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)

PIMCO Dynamic Bond Fund	$198,943	$0	$0	$0	$123,832	$0	$0

PIMCO Extended Duration Fund	33,396	0	1,958	0	44,876	7,338	1,941

PIMCO GNMA and Government Securities Fund	25,790	0	0	0	19,239	0	0

PIMCO Long Duration Total Return Fund	217,812	148,488	0	0	141,545	21,912	0

PIMCO Long-Term U.S. Government Fund	23,732	0	0	0	36,082	2,351	0

PIMCO Moderate Duration Fund	40,798	0	0	0	37,465	0	0

PIMCO Mortgage-Backed Securities Fund	5,972	0	0	0	5,147	0	0

PIMCO Mortgage Opportunities and Bond Fund	238,875	0	0	0	198,290	0	0

206	PIMCO BOND FUNDS

March 31, 2020

	March 31, 2020				March 31, 2019

	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)	Tax-Exempt Income Distributions(8)	Ordinary Income Distributions(9)	Long-Term Capital Gain Distributions	Return of Capital(10)

PIMCO Strategic Bond Fund	$5,061	$0	$0	$622	$3,317	$0	$0

PIMCO Total Return Fund II	23,117	0	0	0	17,317	0	0

PIMCO Total Return Fund IV	13,273	0	0	0	31,957	0	0

PIMCO Total Return ESG Fund	47,153	0	0	0	30,252	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Strategic Bond Fund was previously a tax exempt fund; Tax-Exempt Distributions represent distributions from income earned during the previous period.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Board of Trustees approved changes to the PIMCO Total Return ESG Fund’s principal investment strategies. These changes will be effective on June 22, 2020.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	MARCH 31, 2020	207

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (twelve of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, and for PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total Return ESG Fund, the statements of cash flows for the year ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020, for PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total Return ESG Fund, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

208	PIMCO BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NXN	Natixis New York

BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities Inc.	RDR	RBC Capital Markets LLC

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, NY

BSN	The Bank of Nova Scotia - Toronto	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CFR	Credit Suisse Securities (Europe) Ltd.	JPS	J.P. Morgan Securities LLC	STR	State Street FICC Repo

CIB	Canadian Imperial Bank of Commerce	MSB	Morgan Stanley Bank, N.A	TDL	Toronto Dominion Bank London

CSN	Credit Suisse AG (New York)	MSC	Morgan Stanley & Co. LLC.	TDM	TD Securities (USA) LLC

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

FBF	Credit Suisse International	NOM	Nomura Securities International Inc.

Currency Abbreviations:

ARS	Argentine Peso	IDR	Indonesian Rupiah	PLN	Polish Zloty

AUD	Australian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble

BRL	Brazilian Real	INR	Indian Rupee	SEK	Swedish Krona

CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht

COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira

DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar

EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar

GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand

HKD	Hong Kong Dollar	PEN	Peruvian New Sol

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index

ARLLMONP	Argentina Blended Policy Rate	EUR003M	3 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	MTGEFNCL	FNMA 30-Year Coupon Index

BBSW3M	3 Month Bank Bill Swap Rate	IOS.FN.550.	Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	SOFRRATE	Secured Overnight Financing Rate

BP0003M	3 Month GBP-LIBOR	IOS.FN.550.08	2008 Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	IOS.FN.600.	Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	US0001M	1 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	IOS.FN.600.08	2008 Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	US0003M	3 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index	IOS.FN.650.	Fannie Mae Interest Only Synthetics Total Return Swap Index	USSW10	10 Year USSW Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

AID	Agency International Development	CMBS	Collateralized Mortgage-Backed Security	TBA	To-Be-Announced

ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBD	To-Be-Determined

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)

CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ANNUAL REPORT	MARCH 31, 2020	209

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Dynamic Bond Fund	0%	0%	$144,711	$0

PIMCO Extended Duration Fund	0%	0%	9,344	0

PIMCO GNMA and Government Securities Fund	0%	0%	25,790	0

PIMCO Long Duration Total Return Fund	0%	0%	217,812	0

PIMCO Long-Term U.S. Government Fund	0%	0%	23,732	0

PIMCO Moderate Duration Fund	0%	0%	35,547	0

PIMCO Mortgage-Backed Securities Fund	0%	0%	5,972	0

PIMCO Mortgage Opportunities and Bond Fund	0%	0%	238,875	0

PIMCO Strategic Bond Fund	0%	0%	5,061	0

PIMCO Total Return Fund II	0%	2.30%	23,117	0

PIMCO Total Return Fund IV	0%	0%	11,871	0

PIMCO Total Return ESG Fund	0%	0%	38,298	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

210	PIMCO BOND FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2020	211

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

212	PIMCO BOND FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2020	213

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

214	PIMCO BOND FUNDS

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

ANNUAL REPORT	MARCH 31, 2020	215

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3002AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

Credit Bond Funds

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Low Duration Income Fund

PIMCO Senior Floating Rate Fund

PIMCO Preferred and Capital Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions....Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned

2	PIMCO CREDIT BOND FUNDS

8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Income Fund, PIMCO Senior Floating Rate Fund and PIMCO Preferred and Capital Securities Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and

Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the

4	PIMCO CREDIT BOND FUNDS

cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. In addition, with respect to the PIMCO Senior Floating Rate Fund, the Average Annual Total Return table does not reflect any redemption fees that would have applied for shares that are held 30 or fewer calendar days. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Credit Opportunities Bond Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	04/27/18	10/29/04	07/31/03	07/31/03	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	04/27/18	—	09/15/10	09/15/10	Diversified
PIMCO Long-Term Credit Bond Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	04/27/18	—	07/30/04	09/30/04	Diversified
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	—	04/29/11	04/29/11	Diversified
PIMCO Preferred and Capital Securities Fund	04/13/15	04/13/15	04/13/15	04/27/18	—	04/13/15	08/23/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Opportunities Bond Fund

Institutional Class - PCARX	Class A - PZCRX
I-2 - PPCRX	Class C - PCCRX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	44.5%

Loan Participations and Assignments	18.4%

Short-Term Instruments‡	15.0%

Asset-Backed Securities	6.2%

Non-Agency Mortgage-Backed Securities	5.3%

U.S. Treasury Obligations	4.2%

Preferred Securities	3.2%

Sovereign Issues	1.9%

U.S. Government Agencies	1.2%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Credit Opportunities Bond Fund Institutional Class	(4.69)%	1.82%	2.60%
PIMCO Credit Opportunities Bond Fund I-2	(4.78)%	1.69%	2.49%
PIMCO Credit Opportunities Bond Fund Class A	(5.01)%	1.40%	2.19%
PIMCO Credit Opportunities Bond Fund Class A (adjusted)	(8.61)%	0.64%	1.74%
PIMCO Credit Opportunities Bond Fund Class C	(5.75)%	0.66%	1.43%
PIMCO Credit Opportunities Bond Fund Class C (adjusted)	(6.67)%	0.66%	1.43%
3 Month USD LIBOR	2.27%	1.45%	0.98%
Lipper Absolute Return Bond Funds Average	(4.21)%	1.17%	2.08%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.93% for Institutional Class shares, 1.03% for I-2 shares, 1.33% for Class A shares, and 2.08% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Credit Opportunities Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the gaming sector detracted from performance, as the gaming sector posted negative absolute returns.

»	Long exposure to the real estate investment trust sector detracted from performance, as the real estate investment trust sector posted negative absolute returns.

»	Long exposure to the automotive sector detracted from performance, as the automotive sector posted negative absolute returns.

»	Long exposure to the integrated oil sector contributed to performance, as the integrated oil sector posted positive absolute returns.

»	Long exposure to the media sector contributed to performance, as the media sector posted positive absolute returns.

»	Long exposure to the insurance property & casualty sector contributed to performance, as the insurance property & casualty sector posted positive absolute returns.

ANNUAL REPORT	MARCH 31, 2020	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Administrative Class - PDAAX
I-2 - PDVPX	Class A - PDVAX
I-3 - PDNIX	Class C - PDICX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	36.0%

U.S. Treasury Obligations	27.3%

Sovereign Issues	12.8%

U.S. Government Agencies	9.4%

Non-Agency Mortgage-Backed Securities	4.9%

Asset-Backed Securities	4.7%

Loan Participations and Assignments	3.2%

Short-Term Instruments‡	0.9%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	(1.45)%	4.01%	5.31%	6.50%
PIMCO Diversified Income Fund I-2	(1.55)%	3.91%	5.21%	6.39%
PIMCO Diversified Income Fund I-3	(1.60)%	3.85%	5.16%	6.34%
PIMCO Diversified Income Fund Administrative Class	(1.70)%	3.75%	5.05%	6.23%
PIMCO Diversified Income Fund Class A	(1.84)%	3.60%	4.89%	6.07%
PIMCO Diversified Income Fund Class A (adjusted)	(5.52)%	2.81%	4.49%	5.83%
PIMCO Diversified Income Fund Class C	(2.58)%	2.83%	4.11%	5.28%
PIMCO Diversified Income Fund Class C (adjusted)	(3.52)%	2.83%	4.11%	5.28%
Bloomberg Barclays Global Credit Hedged USD Index	1.74%	3.23%	4.68%	5.04%
1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	(2.45)%	3.05%	5.11%	6.15%
Lipper Multi-Sector Income Funds Average	(3.58)%	1.76%	3.87%	4.87%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.79% for Institutional Class shares, 0.89% for I-2 shares, 0.99% for I-3 shares, 1.04% for Administrative Class shares, 1.19% for Class A shares, and 1.94% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the non-financial high yield credit sector contributed to performance, as the non-financial high yield credit sector underperformed during the reporting period.

»	Underweight exposure to the external emerging market debt sector contributed to performance, as the external emerging market debt sector underperformed during the reporting period.

»	Underweight exposure to the investment grade credit sector contributed to performance, as the investment grade credit sector underperformed during the reporting period.

»	Exposure to the high yield credit sector via the credit default swap index (CDX) detracted from performance, as the high yield credit sector underperformed during the reporting period.

»	Exposure to non-Agency residential mortgage-backed securities detracted from performance, as the non-Agency residential mortgage-backed securities sector underperformed during the reporting period.

»	Underweight exposure to the long portion of the U.S. yield curve detracted from performance, as U.S. interest rates decreased during the reporting period.

8	PIMCO CREDIT BOND FUNDS

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
I-2 - PHSPX	Class C - PHSCX
I-3 - PHFNX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	86.3%

Short-Term Instruments‡	8.2%

U.S. Treasury Obligations	3.8%

Loan Participations and Assignments	1.0%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	(6.52)%	2.90%	5.57%
PIMCO High Yield Spectrum Fund I-2	(6.61)%	2.80%	5.47%
PIMCO High Yield Spectrum Fund I-3	(6.66)%	2.75%	5.41%
PIMCO High Yield Spectrum Fund Class A	(6.85)%	2.54%	5.20%
PIMCO High Yield Spectrum Fund Class A (adjusted)	(10.35)%	1.75%	4.78%
PIMCO High Yield Spectrum Fund Class C	(7.54)%	1.78%	4.42%
PIMCO High Yield Spectrum Fund Class C (adjusted)	(8.42)%	1.78%	4.42%
ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	(7.31)%	2.80%	5.52%
Lipper Global High Yield Funds Average	(9.36)%	1.25%	3.85%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63% for Institutional Class shares, 0.73% for I-2 shares, 0.83% for I-3 shares, 0.98% for Class A shares, and 1.73% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index (the “Benchmark”). The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the healthcare sector contributed to performance, as the healthcare sector outperformed the broader market.

»	Security selection in the support services sector contributed to performance, as the Fund’s support services positions outperformed the broader sector.

»	Security selection in the finance and insurance sector contributed to performance, as the Fund’s finance and insurance positions outperformed the broader sector.

»	Security selection in the healthcare sector detracted from performance, as the Fund’s healthcare positions underperformed the broader sector.

»	Security selection in the energy sector detracted from performance, as the Fund’s energy positions underperformed the broader sector.

»	Security selection in the aerospace and defense sector detracted from performance, as the Fund’s aerospace and defense positions underperformed the broader sector.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Long-Term Credit Bond Fund

Institutional Class - PTCIX
I-2 - PLCPX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	58.2%

U.S. Treasury Obligations	25.5%

Preferred Securities	4.1%

Sovereign Issues	2.9%

U.S. Government Agencies	2.7%

Municipal Bonds & Notes	2.5%

Loan Participations and Assignments	2.2%

Other	1.3%

Short-Term Instruments‡	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Bond Fund Institutional Class	8.59%	5.36%	8.68%	10.11%
PIMCO Long-Term Credit Bond Fund I-2	8.49%	5.26%	8.57%	10.00%
Bloomberg Barclays U.S. Long Credit Index	9.05%	4.67%	7.26%	8.99%
Lipper General Bond Funds Average	1.87%	2.25%	4.85%	6.64%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.79% for Institutional Class shares, and 0.89% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Bond Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the real estate investment trust sector detracted from performance as the real estate investment trust sector underperformed the broader long credit market.

»	Overweight exposure to the gaming sector detracted from performance, as the gaming sector underperformed the broader long credit market.

»	Overweight exposure to the pipeline sector detracted from performance, as the pipeline sector underperformed the broader long credit market.

»	Underweight exposure to the retail sector contributed to performance, as the retail sector outperformed the broader long credit market.

»	Underweight exposure to the technology sector contributed to performance, as the technology sector outperformed the broader long credit market.

10	PIMCO CREDIT BOND FUNDS

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
I-2 - PFTPX	Class C - PFNCX
I-3 - PFNIX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	38.1%

Corporate Bonds & Notes	26.0%

Asset-Backed Securities	12.8%

Non-Agency Mortgage- Backed Securities	8.6%

U.S. Treasury Obligations	7.7%

Sovereign Issues	3.4%

Loan Participations and Assignments	2.5%

Short-Term Instruments‡	0.6%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	(2.94)%	3.24%	2.98%	3.41%
PIMCO Low Duration Income Fund I-2	(3.04)%	3.13%	2.88%	3.31%
PIMCO Low Duration Income Fund I-3	(3.09)%	3.11%	2.89%	3.32%
PIMCO Low Duration Income Fund Class A	(3.33)%	2.83%	2.57%	3.00%
PIMCO Low Duration Income Fund Class A (adjusted)	(5.53)%	2.36%	2.34%	2.85%
PIMCO Low Duration Income Fund Class C	(3.62)%	2.52%	2.27%	2.68%
PIMCO Low Duration Income Fund Class C (adjusted)	(4.55)%	2.52%	2.27%	2.68%
Bloomberg Barclays U.S. Aggregate 1-3 Years Index	4.63%	1.93%	1.64%	2.59%♦
Lipper Short Investment Grade Debt Funds Average	0.12%	1.21%	1.63%	2.28%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for Institutional Class shares, 0.69% for I-2 shares, 0.79% for I-3 shares, 0.99% for Class A shares, and 1.29% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. duration contributed to performance, as U.S. interest rates fell.

»	Exposure to U.S. cash rate contributed to performance, as 3-month LIBOR was positive.

»	Exposure to non-Agency mortgage-backed securities detracted from performance, as prices for these securities depreciated.

»	Exposure to investment grade corporate credit, primarily exposure to financial companies, detracted from performance, as these securities generally posted negative total returns.

»	Exposure to high yield corporate credit detracted from performance, as these securities generally posted negative total returns.

»	Exposure to emerging market debt detracted from performance, as these securities generally posted negative total returns.

ANNUAL REPORT	MARCH 31, 2020	11

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
I-2 - PSRPX	Class C - PSRWX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Loan Participations and Assignments	80.8%

Short-Term Instruments‡	16.9%
Corporate Bonds & Notes	2.0%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	(6.94)%	1.10%	2.36%
PIMCO Senior Floating Rate Fund I-2	(7.03)%	1.00%	2.26%
PIMCO Senior Floating Rate Fund Class A	(7.22)%	0.80%	2.05%
PIMCO Senior Floating Rate Fund Class A (adjusted)	(9.27)%	0.35%	1.62%
PIMCO Senior Floating Rate Fund Class C	(7.91)%	0.05%	1.30%
PIMCO Senior Floating Rate Fund Class C (adjusted)	(8.80)%	0.05%	1.30%
J.P. Morgan BB/B Leveraged Loan Index	(8.07)%	1.47%	2.71%
Lipper Loan Participation Funds Average	(9.94)%	0.36%	1.74%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for Institutional Class shares, 0.85% for I-2 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the services sector contributed to performance, as a position in a services credit outperformed the benchmark during the period.

»	Security selection in the chemicals sector contributed to performance, as a position in chemicals outperformed the benchmark during the period.

»	Underweight exposure to the energy sector contributed to performance, as the energy sector underperformed the benchmark during the period.

»	Security selection in the tech sector detracted from performance, as a position in tech underperformed the benchmark during the period.

»	Security selection in the gaming, lodging & leisure sector detracted from performance, as a position in gaming, lodging & leisure underperformed the benchmark during the period.

»	Overweight exposure to the gaming, lodging & leisure sector detracted from performance, as the sector underperformed the benchmark during the period.

12	PIMCO CREDIT BOND FUNDS

PIMCO Preferred and Capital Securities Fund

Institutional Class - PFINX	Class A - PFANX
I-2 - PFPNX	Class C - PFCJX
I-3 - PFNNX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of March 31, 2020†§

Corporate Bonds & Notes	41.6%

Preferred Securities	36.5%

Short-Term Instruments‡	21.7%

Loan Participations and Assignments	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	Fund Inception (04/13/15)
PIMCO Preferred and Capital Securities Fund Institutional Class	(2.68)%	4.18%
PIMCO Preferred and Capital Securities Fund I-2	(2.87)%	4.09%
PIMCO Preferred and Capital Securities Fund I-3	(2.91)%	4.01%
PIMCO Preferred and Capital Securities Fund Class A	(3.06)%	3.82%
PIMCO Preferred and Capital Securities Fund Class A (adjusted)	(6.72)%	3.02%
PIMCO Preferred and Capital Securities Fund Class C	(3.75)%	3.05%
PIMCO Preferred and Capital Securities Fund Class C (adjusted)	(4.67)%	3.05%
70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	(3.47)%	3.67%
Lipper Flexible Income Funds Average	(5.49)%	1.69%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.90% for Institutional Class shares, 1.00% for I-2 shares, 1.10% for I-3 shares, 1.25% for Class A shares, and 2.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the $25 par retail preferred securities sector contributed to performance, as the sector posted negative returns for the period.

»	Underweight exposure to the insurance capital securities sector contributed to performance, as the sector posted negative returns over the period.

»	Underweight exposure to the German Additional Tier 1 securities sector contributed to performance, as the sector posted negative returns over the period.

»	Overweight exposure to the Dutch Additional Tier 1 securities sector detracted from performance, as the sector posted negative returns over the period.

»	Overweight exposure to the U.K. Additional Tier 1 securities sector detracted from performance, as the sector posted negative returns over the period.

ANNUAL REPORT	MARCH 31, 2020	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Credit Opportunities Bond Fund
Institutional Class	$1,000.00	$926.90	$4.38	$1,000.00	$1,020.45	$4.60	0.91%
I-2	1,000.00	926.20	4.86	1,000.00	1,019.95	5.10	1.01
Class A	1,000.00	924.50	6.30	1,000.00	1,018.45	6.61	1.31
Class C	1,000.00	921.70	9.90	1,000.00	1,014.70	10.38	2.06

PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$940.10	$3.78	$1,000.00	$1,021.10	$3.94	0.78%
I-2	1,000.00	939.60	4.27	1,000.00	1,020.60	4.45	0.88
I-3	1,000.00	939.40	4.51	1,000.00	1,020.35	4.70	0.93
Administrative Class	1,000.00	938.90	4.99	1,000.00	1,019.85	5.20	1.03
Class A	1,000.00	938.20	5.72	1,000.00	1,019.10	5.96	1.18
Class C	1,000.00	934.70	9.33	1,000.00	1,015.35	9.72	1.93

PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$899.90	$2.94	$1,000.00	$1,021.90	$3.13	0.62%
I-2	1,000.00	899.50	3.42	1,000.00	1,021.40	3.64	0.72
I-3	1,000.00	899.10	3.66	1,000.00	1,021.15	3.89	0.77
Class A	1,000.00	898.30	4.60	1,000.00	1,020.15	4.90	0.97
Class C	1,000.00	895.00	8.15	1,000.00	1,016.40	8.67	1.72

14	PIMCO CREDIT BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Credit Bond Fund
Institutional Class	$1,000.00	$957.50	$4.16	$1,000.00	$1,020.75	$4.29	0.85%
I-2	1,000.00	957.10	4.65	1,000.00	1,020.25	4.80	0.95

PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$954.40	$2.69	$1,000.00	$1,022.25	$2.78	0.55%
I-2	1,000.00	953.90	3.18	1,000.00	1,021.75	3.29	0.65
I-3	1,000.00	953.60	3.42	1,000.00	1,021.50	3.54	0.70
Class A	1,000.00	952.40	4.64	1,000.00	1,020.25	4.80	0.95
Class C	1,000.00	951.00	6.10	1,000.00	1,018.75	6.31	1.25

PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$902.70	$3.52	$1,000.00	$1,021.30	$3.74	0.74%
I-2	1,000.00	902.20	3.99	1,000.00	1,020.80	4.24	0.84
Class A	1,000.00	901.30	4.94	1,000.00	1,019.80	5.25	1.04
Class C	1,000.00	897.90	8.49	1,000.00	1,016.05	9.02	1.79

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class	$1,000.00	$898.50	$3.80	$1,000.00	$1,021.00	$4.04	0.80%
I-2	1,000.00	897.90	4.27	1,000.00	1,020.50	4.55	0.90
I-3	1,000.00	897.50	4.51	1,000.00	1,020.25	4.80	0.95
Class A	1,000.00	896.60	5.45	1,000.00	1,019.25	5.81	1.15
Class C	1,000.00	893.40	8.90	1,000.00	1,015.60	9.47	1.88

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2020	15

Benchmark Descriptions

Index*	Benchmark Description

1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged); ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged); and JPMorgan EMBI Global (USD Hedged)	The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	The benchmark is a blend of 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO). The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Barclays Global Credit Hedged USD Index	Bloomberg Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays U.S. Aggregate 1-3 Years Index	Bloomberg Barclays U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	The ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofAML Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

* It is not possible to invest directly in an unmanaged index.

16	PIMCO CREDIT BOND FUNDS

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ANNUAL REPORT	MARCH 31, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Opportunities Bond Fund
Institutional Class

03/31/2020	$9.90	$0.41	$(0.85)	$(0.44)	$(0.39)	$0.00	$0.00	$(0.39)

03/31/2019	10.08	0.46	(0.19)	0.27	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.04	0.38	0.06	0.44	(0.40)	0.00	0.00	(0.40)

03/31/2017	9.32	0.44	0.59	1.03	(0.31)	0.00	0.00	(0.31)

03/31/2016	10.02	0.35	(0.72)	(0.37)	(0.26)	(0.07)	0.00	(0.33)
I-2

03/31/2020	9.86	0.40	(0.84)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.05	0.45	(0.20)	0.25	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.01	0.38	0.05	0.43	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.30	0.42	0.60	1.02	(0.31)	0.00	0.00	(0.31)

03/31/2016	10.01	0.34	(0.73)	(0.39)	(0.25)	(0.07)	0.00	(0.32)
Class A

03/31/2020	9.91	0.37	(0.84)	(0.47)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.10	0.42	(0.20)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2018	10.06	0.35	0.05	0.40	(0.36)	0.00	0.00	(0.36)

03/31/2017	9.34	0.42	0.58	1.00	(0.28)	0.00	0.00	(0.28)

03/31/2016	10.06	0.32	(0.74)	(0.42)	(0.23)	(0.07)	0.00	(0.30)
Class C

03/31/2020	9.78	0.30	(0.84)	(0.54)	(0.29)	0.00	0.00	(0.29)

03/31/2019	9.96	0.34	(0.19)	0.15	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.26	0.05	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2017	9.26	0.33	0.58	0.91	(0.23)	0.00	0.00	(0.23)

03/31/2016	9.98	0.24	(0.72)	(0.48)	(0.17)	(0.07)	0.00	(0.24)

PIMCO Diversified Income Fund
Institutional Class

03/31/2020	$10.86	$0.35	$(0.48)	$(0.13)	$(0.50)	$(0.02)	$0.00	$(0.52)

03/31/2019	10.77	0.37	0.20	0.57	(0.48)	0.00	0.00	(0.48)

03/31/2018	10.78	0.37	0.14	0.51	(0.51)	0.00	(0.01)	(0.52)

03/31/2017	10.15	0.47	0.68	1.15	(0.52)	0.00	0.00	(0.52)

03/31/2016	10.89	0.49	(0.47)	0.02	(0.70)	(0.06)	0.00	(0.76)
I-2

03/31/2020	10.86	0.34	(0.48)	(0.14)	(0.49)	(0.02)	0.00	(0.51)

03/31/2019	10.77	0.35	0.20	0.55	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.78	0.35	0.15	0.50	(0.50)	0.00	(0.01)	(0.51)

03/31/2017	10.15	0.46	0.68	1.14	(0.51)	0.00	0.00	(0.51)

03/31/2016	10.89	0.48	(0.47)	0.01	(0.69)	(0.06)	0.00	(0.75)
I-3

03/31/2020	10.86	0.34	(0.49)	(0.15)	(0.48)	(0.02)	0.00	(0.50)

04/27/2018 - 03/31/2019	10.72	0.35	0.22	0.57	(0.43)	0.00	0.00	(0.43)
Administrative Class

03/31/2020	10.86	0.33	(0.49)	(0.16)	(0.47)	(0.02)	0.00	(0.49)

03/31/2019	10.77	0.36	0.18	0.54	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.78	0.34	0.14	0.48	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	10.15	0.44	0.68	1.12	(0.49)	0.00	0.00	(0.49)

03/31/2016	10.89	0.47	(0.47)	0.00	(0.68)	(0.06)	0.00	(0.74)
Class A

03/31/2020	10.86	0.31	(0.49)	(0.18)	(0.45)	(0.02)	0.00	(0.47)

03/31/2019	10.77	0.32	0.20	0.52	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.78	0.32	0.14	0.46	(0.46)	0.00	(0.01)	(0.47)

03/31/2017	10.15	0.43	0.68	1.11	(0.48)	0.00	0.00	(0.48)

03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)
Class C

03/31/2020	10.86	0.23	(0.49)	(0.26)	(0.37)	(0.02)	0.00	(0.39)

03/31/2019	10.77	0.24	0.20	0.44	(0.35)	0.00	0.00	(0.35)

03/31/2018	10.78	0.24	0.14	0.38	(0.38)	0.00	(0.01)	(0.39)

03/31/2017	10.15	0.35	0.68	1.03	(0.40)	0.00	0.00	(0.40)

03/31/2016	10.89	0.37	(0.47)	(0.10)	(0.58)	(0.06)	0.00	(0.64)

18	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.07	(4.69)%	$232,487	0.92%	0.92%	0.90%	0.90%	4.13%	138%

9.90	2.77	289,576	0.93	0.93	0.90	0.90	4.60	110

10.08	4.38	353,288	0.91	0.91	0.90	0.90	3.72	100

10.04	11.23	342,617	0.91	0.91	0.90	0.90	4.50	146

9.32	(3.77)	349,267	0.93	0.93	0.90	0.90	3.56	110

9.03	(4.78)	55,030	1.02	1.02	1.00	1.00	4.03	138

9.86	2.58	47,743	1.03	1.03	1.00	1.00	4.51	110

10.05	4.33	58,119	1.01	1.01	1.00	1.00	3.71	100

10.01	11.10	28,172	1.01	1.01	1.00	1.00	4.25	146

9.30	(3.97)	16,832	1.03	1.03	1.00	1.00	3.44	110

9.08	(5.01)	19,607	1.32	1.32	1.30	1.30	3.73	138

9.91	2.24	23,099	1.33	1.33	1.30	1.30	4.20	110

10.10	4.03	30,228	1.31	1.31	1.30	1.30	3.41	100

10.06	10.79	10,740	1.31	1.31	1.30	1.30	4.30	146

9.34	(4.21)	15,498	1.33	1.33	1.30	1.30	3.24	110

8.95	(5.75)	5,206	2.07	2.07	2.05	2.05	3.00	138

9.78	1.63	5,834	2.08	2.08	2.05	2.05	3.45	110

9.96	3.13	7,532	2.06	2.06	2.05	2.05	2.58	100

9.94	9.91	6,835	2.06	2.06	2.05	2.05	3.43	146

9.26	(4.83)	7,188	2.08	2.08	2.05	2.05	2.45	110

$10.21	(1.45)%	$2,852,619	0.79%	0.79%	0.75%	0.75%	3.19%	127%

10.86	5.45	2,627,609	0.79	0.79	0.75	0.75	3.45	105

10.77	4.75	2,558,977	0.77	0.77	0.75	0.75	3.36	146

10.78	11.53	2,383,388	0.77	0.77	0.76	0.76	4.42	156

10.15	0.27	1,876,489	0.76	0.76	0.75	0.75	4.71	99

10.21	(1.55)	335,490	0.89	0.89	0.85	0.85	3.07	127

10.86	5.34	169,410	0.89	0.89	0.85	0.85	3.35	105

10.77	4.64	129,856	0.87	0.87	0.85	0.85	3.25	146

10.78	11.42	84,476	0.87	0.87	0.86	0.86	4.27	156

10.15	0.17	53,679	0.86	0.86	0.85	0.85	4.63	99

10.21	(1.60)	13,637	0.94	0.99	0.90	0.95	3.03	127

10.86	5.47	3,619	0.94 *	0.99 *	0.90 *	0.95 *	3.55 *	105

10.21	(1.70)	159,259	1.04	1.04	1.00	1.00	2.94	127

10.86	5.19	155,936	1.04	1.04	1.00	1.00	3.36	105

10.77	4.49	10,049	1.02	1.02	1.00	1.00	3.12	146

10.78	11.25	12,535	1.02	1.02	1.01	1.01	4.09	156

10.15	0.02	8,983	1.01	1.01	1.00	1.00	4.47	99

10.21	(1.84)	297,090	1.19	1.19	1.15	1.15	2.78	127

10.86	5.03	251,911	1.19	1.19	1.15	1.15	3.04	105

10.77	4.33	260,394	1.17	1.17	1.15	1.15	2.97	146

10.78	11.09	167,491	1.17	1.17	1.16	1.16	4.02	156

10.15	(0.13)	146,814	1.16	1.16	1.15	1.15	4.32	99

10.21	(2.58)	77,114	1.94	1.94	1.90	1.90	2.04	127

10.86	4.25	73,261	1.94	1.94	1.90	1.90	2.29	105

10.77	3.56	82,085	1.92	1.92	1.90	1.90	2.22	146

10.78	10.26	104,368	1.92	1.92	1.91	1.91	3.29	156

10.15	(0.88)	103,810	1.91	1.91	1.90	1.90	3.57	99

ANNUAL REPORT	MARCH 31, 2020	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO High Yield Spectrum Fund
Institutional Class

03/31/2020	$9.71	$0.54	$(1.12)	$(0.58)	$(0.55)	$0.00	$0.00	$(0.55)

03/31/2019	9.78	0.57	(0.07)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.55	(0.14)	0.41	(0.30)	0.00	(0.26)	(0.56)

03/31/2017	9.22	0.58	0.77	1.35	(0.64)	0.00	0.00	(0.64)

03/31/2016	10.15	0.60	(0.83)	(0.23)	(0.66)	(0.04)	0.00	(0.70)
I-2

03/31/2020	9.71	0.52	(1.11)	(0.59)	(0.54)	0.00	0.00	(0.54)

03/31/2019	9.78	0.56	(0.06)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.54	(0.14)	0.40	(0.29)	0.00	(0.26)	(0.55)

03/31/2017	9.22	0.57	0.77	1.34	(0.63)	0.00	0.00	(0.63)

03/31/2016	10.15	0.59	(0.83)	(0.24)	(0.65)	(0.04)	0.00	(0.69)
I-3

03/31/2020	9.71	0.52	(1.12)	(0.60)	(0.53)	0.00	0.00	(0.53)

04/27/2018 - 03/31/2019	9.81	0.52	(0.10)	0.42	(0.52)	0.00	0.00	(0.52)
Class A

03/31/2020	9.71	0.50	(1.12)	(0.62)	(0.51)	0.00	0.00	(0.51)

03/31/2019	9.78	0.54	(0.07)	0.47	(0.54)	0.00	0.00	(0.54)

03/31/2018	9.93	0.52	(0.14)	0.38	(0.27)	0.00	(0.26)	(0.53)

03/31/2017	9.22	0.54	0.77	1.31	(0.60)	0.00	0.00	(0.60)

03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)
Class C

03/31/2020	9.71	0.42	(1.11)	(0.69)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.78	0.47	(0.07)	0.40	(0.47)	0.00	0.00	(0.47)

03/31/2018	9.93	0.44	(0.14)	0.30	(0.19)	0.00	(0.26)	(0.45)

03/31/2017	9.22	0.47	0.77	1.24	(0.53)	0.00	0.00	(0.53)

03/31/2016	10.15	0.50	(0.83)	(0.33)	(0.56)	(0.04)	0.00	(0.60)

PIMCO Long-Term Credit Bond Fund
Institutional Class

03/31/2020	$11.69	$0.48	$0.54	$1.02	$(0.59)	$(0.04)	$0.00	$(0.63)

03/31/2019	11.83	0.49	0.08	0.57	(0.49)	(0.15)	(0.07)	(0.71)

03/31/2018	11.63	0.53	0.25	0.78	(0.58)	0.00	0.00	(0.58)

03/31/2017	11.40	0.56	0.32	0.88	(0.60)	0.00	(0.05)	(0.65)

03/31/2016	13.27	0.61	(0.87)	(0.26)	(0.80)	(0.81)	0.00	(1.61)
I-2

03/31/2020	11.69	0.47	0.54	1.01	(0.58)	(0.04)	0.00	(0.62)

03/31/2019	11.83	0.48	0.08	0.56	(0.48)	(0.15)	(0.07)	(0.70)

03/31/2018	11.63	0.52	0.25	0.77	(0.57)	0.00	0.00	(0.57)

03/31/2017	11.40	0.54	0.33	0.87	(0.59)	0.00	(0.05)	(0.64)

03/31/2016	13.27	0.60	(0.87)	(0.27)	(0.79)	(0.81)	0.00	(1.60)

PIMCO Low Duration Income Fund
Institutional Class

03/31/2020	$8.58	$0.32	$(0.55)	$(0.23)	$(0.40)	$0.00	$0.00	$(0.40)

03/31/2019	8.56	0.30	0.01	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.46	0.27	0.09	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2017	7.67	0.35	0.74	1.09	(0.30)	0.00	0.00	(0.30)

03/31/2016	8.26	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)
I-2

03/31/2020	8.58	0.31	(0.55)	(0.24)	(0.39)	0.00	0.00	(0.39)

03/31/2019	8.56	0.30	0.00	0.30	(0.28)	0.00	0.00	(0.28)

03/31/2018	8.46	0.26	0.09	0.35	(0.25)	0.00	0.00	(0.25)

03/31/2017	7.67	0.32	0.76	1.08	(0.29)	0.00	0.00	(0.29)

03/31/2016	8.26	0.36	(0.56)	(0.20)	(0.39)	0.00	0.00	(0.39)
I-3

03/31/2020	8.58	0.31	(0.56)	(0.25)	(0.38)	0.00	0.00	(0.38)

04/27/2018 - 03/31/2019	8.54	0.29	0.01	0.30	(0.26)	0.00	0.00	(0.26)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.58	(6.52)%	$101,092	0.62%		0.62%		0.60%		0.60%		5.47%	27%

9.71	5.36	603,647	0.63		0.63		0.60		0.60		5.93	26

9.78	4.15	655,038	0.62		0.62		0.60		0.60		5.53	24

9.93	14.98	1,505,442	0.61		0.61		0.60		0.60		5.92	35

9.22	(2.20)	1,673,680	0.61		0.61		0.60		0.60		6.29	30

8.58	(6.61)	134,676	0.72		0.72		0.70		0.70		5.34	27

9.71	5.26	193,934	0.73		0.73		0.70		0.70		5.85	26

9.78	4.05	150,910	0.72		0.72		0.70		0.70		5.45	24

9.93	14.87	142,214	0.71		0.71		0.70		0.70		5.82	35

9.22	(2.29)	128,077	0.71		0.71		0.70		0.70		6.20	30

8.58	(6.66)	445	0.77		0.82		0.75		0.80		5.28	27

9.71	4.45	2,142	0.78	*	0.83	*	0.75	*	0.80	*	5.91 *	26

8.58	(6.85)	50,039	0.97		0.97		0.95		0.95		5.08	27

9.71	5.00	63,446	0.98		0.98		0.95		0.95		5.58	26

9.78	3.79	83,841	0.97		0.97		0.95		0.95		5.21	24

9.93	14.58	43,592	0.96		0.96		0.95		0.95		5.55	35

9.22	(2.54)	18,560	0.96		0.96		0.95		0.95		5.94	30

8.58	(7.54)	6,862	1.72		1.72		1.70		1.70		4.33	27

9.71	4.22	8,118	1.73		1.73		1.70		1.70		4.83	26

9.78	3.02	10,506	1.72		1.72		1.70		1.70		4.44	24

9.93	13.73	9,777	1.71		1.71		1.70		1.70		4.81	35

9.22	(3.26)	6,123	1.71		1.71		1.70		1.70		5.19	30

$12.08	8.59%	$3,313,697	0.84%		0.84%		0.55%		0.55%		3.84%	180%

11.69	5.20	3,576,056	0.79		0.79		0.55		0.55		4.33	133

11.83	6.76	3,309,210	0.85		0.85		0.55		0.55		4.43	96

11.63	7.79	2,805,317	0.72		0.72		0.55		0.55		4.70	114

11.40	(1.24)	3,037,689	0.65		0.65		0.55		0.55		5.15	124

12.08	8.49	197,002	0.94		0.94		0.65		0.65		3.71	180

11.69	5.10	71,189	0.89		0.89		0.65		0.65		4.23	133

11.83	6.66	54,410	0.95		0.95		0.65		0.65		4.34	96

11.63	7.68	41,527	0.82		0.82		0.65		0.65		4.56	114

11.40	(1.34)	77,072	0.75		0.75		0.65		0.65		5.03	124

$7.95	(2.94)%	$1,644,585	0.55%		0.55%		0.51%		0.51%		3.77%	432%

8.58	3.70	1,682,347	0.58		0.59		0.50		0.51		3.55	207

8.56	4.29	705,766	0.50		0.55		0.46		0.51		3.21	128

8.46	14.45	95,776	0.61	(d)	0.62	(d)	0.55	(d)	0.56	(d)	4.23	243

7.67	(2.38)	77,614	0.56		0.56		0.55		0.55		4.52	118

7.95	(3.04)	2,246,989	0.65		0.65		0.61		0.61		3.64	432

8.58	3.60	1,854,130	0.68		0.69		0.60		0.61		3.49	207

8.56	4.19	509,577	0.60		0.65		0.56		0.61		3.10	128

8.46	14.34	55,138	0.71	(e)	0.72	(e)	0.65	(e)	0.66	(e)	3.85	243

7.67	(2.49)	18,959	0.66		0.66		0.65		0.65		4.41	118

7.95	(3.09)	20,116	0.70		0.75		0.66		0.71		3.63	432

8.58	3.56	39,161	0.73	*	0.79	*	0.65	*	0.71	*	3.69 *	207

ANNUAL REPORT	MARCH 31, 2020	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration Income Fund (Cont.)
Class A

03/31/2020	$8.58	$0.28	$(0.55)	$(0.27)	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2019	8.56	0.27	0.01	0.28	(0.26)	0.00	0.00	(0.26)

03/31/2018	8.46	0.23	0.09	0.32	(0.22)	0.00	0.00	(0.22)

03/31/2017	7.67	0.31	0.75	1.06	(0.27)	0.00	0.00	(0.27)

03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
Class C

03/31/2020	8.58	0.26	(0.55)	(0.29)	(0.34)	0.00	0.00	(0.34)

03/31/2019	8.56	0.24	0.01	0.25	(0.23)	0.00	0.00	(0.23)

03/31/2018	8.46	0.20	0.10	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2017	7.67	0.29	0.75	1.04	(0.25)	0.00	0.00	(0.25)

03/31/2016	8.26	0.31	(0.56)	(0.25)	(0.34)	0.00	0.00	(0.34)

PIMCO Senior Floating Rate Fund
Institutional Class

03/31/2020	$9.73	$0.43	$(1.06)	$(0.63)	$(0.47)	$0.00	$0.00	$(0.47)

03/31/2019	9.90	0.41	(0.14)	0.27	(0.44)	0.00	0.00	(0.44)

03/31/2018	9.94	0.35	0.01	0.36	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	9.65	0.35	0.31	0.66	(0.37)	0.00	0.00	(0.37)

03/31/2016	10.07	0.37	(0.41)	(0.04)	(0.37)	0.00	(0.01)	(0.38)
I-2

03/31/2020	9.73	0.42	(1.06)	(0.64)	(0.46)	0.00	0.00	(0.46)

03/31/2019	9.90	0.42	(0.16)	0.26	(0.43)	0.00	0.00	(0.43)

03/31/2018	9.94	0.34	0.01	0.35	(0.37)	0.00	(0.02)	(0.39)

03/31/2017	9.65	0.34	0.31	0.65	(0.36)	0.00	0.00	(0.36)

03/31/2016	10.07	0.36	(0.40)	(0.04)	(0.37)	0.00	(0.01)	(0.38)
Class A

03/31/2020	9.73	0.40	(1.06)	(0.66)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.90	0.39	(0.15)	0.24	(0.41)	0.00	0.00	(0.41)

03/31/2018	9.94	0.32	0.01	0.33	(0.35)	0.00	(0.02)	(0.37)

03/31/2017	9.65	0.32	0.31	0.63	(0.34)	0.00	0.00	(0.34)

03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)
Class C

03/31/2020	9.73	0.33	(1.06)	(0.73)	(0.37)	0.00	0.00	(0.37)

03/31/2019	9.90	0.32	(0.16)	0.16	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.25	0.00	0.25	(0.27)	0.00	(0.02)	(0.29)

03/31/2017	9.65	0.25	0.31	0.56	(0.27)	0.00	0.00	(0.27)

03/31/2016	10.07	0.26	(0.40)	(0.14)	(0.27)	0.00	(0.01)	(0.28)

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class

03/31/2020	$9.98	$0.41	$(0.63)	$(0.22)	$(0.50)	$(0.03)	$0.00	$(0.53)

03/31/2019	10.31	0.46	(0.18)	0.28	(0.59)	(0.01)	(0.01)	(0.61)

03/31/2018	10.22	0.41	0.43	0.84	(0.72)	(0.03)	0.00	(0.75)

03/31/2017	9.44	0.46	0.94	1.40	(0.62)	0.00	0.00	(0.62)

04/13/2015 - 03/31/2016	10.00	0.40	(0.58)	(0.18)	(0.31)	0.00	(0.07)	(0.38)
I-2

03/31/2020	9.97	0.40	(0.64)	(0.24)	(0.49)	(0.03)	0.00	(0.52)

03/31/2019	10.30	0.45	(0.18)	0.27	(0.58)	(0.01)	(0.01)	(0.60)

03/31/2018	10.21	0.40	0.43	0.83	(0.71)	(0.03)	0.00	(0.74)

03/31/2017	9.45	0.42	0.96	1.38	(0.62)	0.00	0.00	(0.62)

04/13/2015 - 03/31/2016	10.00	0.40	(0.57)	(0.17)	(0.31)	0.00	(0.07)	(0.38)
I-3

03/31/2020	9.95	0.40	(0.63)	(0.23)	(0.49)	(0.03)	0.00	(0.52)

04/27/2018 - 03/31/2019	10.32	0.43	(0.19)	0.24	(0.59)	(0.01)	(0.01)	(0.61)

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.95	(3.33)%	$1,322,295	0.95%		0.95%		0.91%		0.91%		3.33%		432%

8.58	3.29	1,056,714	0.98		0.99		0.90		0.91		3.16		207

8.56	3.87	533,327	0.90		0.95		0.86		0.91		2.70		128

8.46	14.00	169,743	1.01	(f)	1.02	(f)	0.95	(f)	0.96	(f)	3.77		243

7.67	(2.77)	115,209	0.96		0.96		0.95		0.95		4.14		118

7.95	(3.62)	200,678	1.25		1.25		1.21		1.21		3.07		432

8.58	2.98	190,628	1.28		1.29		1.20		1.21		2.85		207

8.56	3.56	101,717	1.20		1.25		1.16		1.21		2.34		128

8.46	13.65	85,943	1.31	(f)	1.32	(f)	1.25	(f)	1.26	(f)	3.53		243

7.67	(3.06)	85,141	1.26		1.26		1.25		1.25		3.84		118

$8.63	(6.94)%	$151,077	0.75%		0.75%		0.70%		0.70%		4.42%		49%

9.73	2.74	171,645	0.75		0.75		0.70		0.70		4.15		42

9.90	3.66	1,269,665	0.72		0.72		0.70		0.70		3.55		34

9.94	6.96	1,148,303	0.74		0.74		0.70		0.70		3.53		19

9.65	(0.34)	789,164	0.72		0.72		0.70		0.70		3.71		31

8.63	(7.03)	25,932	0.85		0.85		0.80		0.80		4.30		49

9.73	2.64	38,809	0.85		0.85		0.80		0.80		4.25		42

9.90	3.56	22,172	0.82		0.82		0.80		0.80		3.47		34

9.94	6.85	13,970	0.84		0.84		0.80		0.80		3.44		19

9.65	(0.44)	12,493	0.82		0.82		0.80		0.80		3.61		31

8.63	(7.22)	52,228	1.05		1.05		1.00		1.00		4.13		49

9.73	2.44	89,364	1.05		1.05		1.00		1.00		4.02		42

9.90	3.35	94,579	1.02		1.02		1.00		1.00		3.24		34

9.94	6.63	87,065	1.04		1.04		1.00		1.00		3.24		19

9.65	(0.63)	64,230	1.02		1.02		1.00		1.00		3.42		31

8.63	(7.91)	22,627	1.80		1.80		1.75		1.75		3.39		49

9.73	1.68	46,421	1.80		1.80		1.75		1.75		3.27		42

9.90	2.58	44,916	1.77		1.77		1.75		1.75		2.48		34

9.94	5.84	55,559	1.79		1.79		1.75		1.75		2.49		19

9.65	(1.38)	53,921	1.77		1.77		1.75		1.75		2.67		31

$9.23	(2.68)%	$788,615	0.79%		0.87%		0.78%		0.86%		3.92%		67%

9.98	2.83	259,798	0.82		0.91		0.81		0.90		4.58		57

10.31	8.28	119,949	0.80		0.87		0.80		0.87		3.94		151

10.22	15.22	60,707	0.80		0.87		0.80		0.87		4.62		123

9.44	(1.82)	27,417	0.79	*	1.14	*	0.79	*	1.14	*	4.21	*	209

9.21	(2.87)	230,245	0.89		0.97		0.88		0.96		3.85		67

9.97	2.76	130,385	0.92		1.01		0.91		1.00		4.51		57

10.30	8.27	36,539	0.90		0.97		0.90		0.97		3.82		151

10.21	14.92	6,002	0.90		0.97		0.90		0.97		4.19		123

9.45	(1.77)	361	0.89	*	1.24	*	0.89	*	1.24	*	4.22	*	209

9.20	(2.80)	28,048	0.94		1.07		0.93		1.06		3.80		67

9.95	2.49	11,782	0.97	*	1.11	*	0.96	*	1.10	*	4.79	*	57

ANNUAL REPORT	MARCH 31, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Preferred and Capital Securities Fund (Consolidated) (Cont.)
Class A

03/31/2020	$9.95	$0.37	$(0.63)	$(0.26)	$(0.47)	$(0.03)	$0.00	$(0.50)

03/31/2019	10.29	0.43	(0.19)	0.24	(0.56)	(0.01)	(0.01)	(0.58)

03/31/2018	10.22	0.38	0.42	0.80	(0.70)	(0.03)	0.00	(0.73)

03/31/2017	9.43	0.42	0.95	1.37	(0.58)	0.00	0.00	(0.58)

04/13/2015 - 03/31/2016	10.00	0.37	(0.58)	(0.21)	(0.29)	0.00	(0.07)	(0.36)
Class C

08/23/2019 - 03/31/2020	10.48	0.16	(1.08)	(0.92)	(0.34)	(0.03)	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(e)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(f)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.19	(3.06	) %	$264,206	1.14%		1.22%		1.13%		1.21%		3.57%		67%

9.95	2.50		119,215	1.17		1.26		1.16		1.25		4.29		57

10.29	7.88		35,464	1.15		1.22		1.15		1.22		3.63		151

10.22	14.79		1,954	1.15		1.22		1.15		1.22		4.22		123

9.43	(2.10)		2,375	1.14	*	1.49	*	1.14	*	1.49	*	3.97	*	209

9.19	(9.21)		12,500	1.89	*	1.97	*	1.88	*	1.96	*	2.64	*	67

ANNUAL REPORT	MARCH 31, 2020	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Assets:

Investments, at value
Investments in securities*	$270,079	$4,262,738	$265,589	$4,312,240	$8,338,084	$210,993
Investments in Affiliates	42,171	31,950	23,442	22,239	27,158	41,898
Financial Derivative Instruments
Exchange-traded or centrally cleared	356	670	0	3,865	11,990	0
Over the counter	1,152	8,353	75	15,543	55,342	0
Cash	44	283	0	1,549	3,234	955
Deposits with counterparty	5,125	8,629	696	24,383	13,907	620
Foreign currency, at value	667	5,260	248	7,220	8,571	28
Receivable for investments sold	1,909	2,626	1,150	75,391	2,288	18,746
Receivable for investments sold on a delayed-delivery basis	26	0	0	345	0	0
Receivable for TBA investments sold	8,441	200,080	0	873,670	2,677,991	0
Receivable for Fund shares sold	1,832	9,004	136	11,152	9,795	20,348
Interest and/or dividends receivable	2,436	35,495	5,478	42,381	38,055	815
Dividends receivable from Affiliates	64	174	36	24	265	19
Reimbursement receivable from PIMCO	0	1	0	0	0	0
Prepaid expenses	0	0	10	0	0	12
Other assets	0	0	0	2	0	0
Total Assets	334,302	4,565,263	296,860	5,390,004	11,186,680	294,434

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$857	$71,058	$771	$795,469	$526,649	$3,522
Payable for sale-buyback transactions	0	180,931	0	31,068	258,661	0
Payable for short sales	4,071	0	0	0	252,043	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	162	9,452	130	8,443	1,973	46
Over the counter	1,429	23,509	800	23,041	81,910	487
Payable for investments purchased	957	15,681	985	2,612	8,245	37,528
Payable for investments purchased on a delayed-delivery basis	26	0	0	352	0	0
Payable for investments in Affiliates purchased	64	174	36	24	265	19
Payable for TBA investments purchased	11,786	500,462	0	986,119	4,503,244	0
Payable for unfunded loan commitments	0	0	0	0	132	137
Deposits from counterparty	1,110	12,829	0	15,692	72,150	0
Payable for Fund shares redeemed	1,244	12,288	728	14,040	40,565	622
Distributions payable	0	923	84	525	2,701	16
Accrued investment advisory fees	165	1,492	81	1,014	1,514	77
Accrued supervisory and administrative fees	91	1,085	99	899	1,436	64
Accrued distribution fees	3	83	5	0	52	16
Accrued servicing fees	6	81	13	0	339	18
Accrued taxes payable	0	0	0	0	115	0
Accrued reimbursement to PIMCO	0	0	0	0	23	0
Other liabilities	1	6	14	7	0	18
Total Liabilities	21,972	830,054	3,746	1,879,305	5,752,017	42,570

Net Assets	$312,330	$3,735,209	$293,114	$3,510,699	$5,434,663	$251,864

Net Assets Consist of:

Paid in capital	$391,726	$4,035,714	$388,350	$3,372,599	$6,126,666	$354,101
Distributable earnings (accumulated loss)	(79,396)	(300,505)	(95,236)	138,100	(692,003)	(102,237)

Net Assets	$312,330	$3,735,209	$293,114	$3,510,699	$5,434,663	$251,864

Cost of investments in securities	$297,138	$4,471,196	$317,597	$4,151,961	$8,670,509	$233,072
Cost of investments in Affiliates	$42,412	$32,916	$23,454	$22,217	$27,157	$41,932
Cost of foreign currency held	$667	$5,282	$245	$7,275	$8,404	$29
Proceeds received on short sales	$3,358	$0	$0	$0	$252,161	$0
Cost or premiums of financial derivative instruments, net	$939	$29,568	$735	$619	$3,062	$382

* Includes repurchase agreements of:	$4,129	$571	$273	$3,398	$2,710	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Net Assets:

Institutional Class	$232,487	$2,852,619	$101,092	$3,313,697	$1,644,585	$151,077
I-2	55,030	335,490	134,676	197,002	2,246,989	25,932
I-3	N/A	13,637	445	N/A	20,116	N/A
Administrative Class	N/A	159,259	N/A	N/A	N/A	N/A
Class A	19,607	297,090	50,039	N/A	1,322,295	52,228
Class C	5,206	77,114	6,862	N/A	200,678	22,627

Shares Issued and Outstanding:

Institutional Class	25,639	279,464	11,777	274,375	206,883	17,511
I-2	6,094	32,869	15,691	16,311	282,661	3,006
I-3	N/A	1,336	52	N/A	2,531	N/A
Administrative Class	N/A	15,602	N/A	N/A	N/A	N/A
Class A	2,160	29,105	5,830	N/A	166,339	6,054
Class C	582	7,555	799	N/A	25,244	2,623

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.07	$10.21	$8.58	$12.08	$7.95	$8.63
I-2	9.03	10.21	8.58	12.08	7.95	8.63
I-3	N/A	10.21	8.58	N/A	7.95	N/A
Administrative Class	N/A	10.21	N/A	N/A	N/A	N/A
Class A	9.08	10.21	8.58	N/A	7.95	8.63
Class C	8.95	10.21	8.58	N/A	7.95	8.63

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	MARCH 31, 2020	27

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Preferred and Capital Securities Fund

Assets:

Investments, at value
Investments in securities*	$1,431,940
Investments in Affiliates	52
Financial Derivative Instruments
Exchange-traded or centrally cleared	378
Over the counter	10,892
Cash	62,758
Deposits with counterparty	3,653
Foreign currency, at value	950
Receivable for investments sold	4,657
Receivable for Fund shares sold	6,300
Interest and/or dividends receivable	16,803
Reimbursement receivable from PIMCO	95
Total Assets	1,538,478

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$42,282

Financial Derivative Instruments
Exchange-traded or centrally cleared	367
Over the counter	9,139
Payable for investments purchased	144,111
Deposits from counterparty	8,598
Payable for Fund shares redeemed	9,287
Accrued investment advisory fees	547
Accrued supervisory and administrative fees	461
Accrued distribution fees	8
Accrued servicing fees	64
Total Liabilities	214,864

Net Assets	$1,323,614

Net Assets Consist of:

Paid in capital	$1,491,228
Distributable earnings (accumulated loss)	(167,614)

Net Assets	$1,323,614

Cost of investments in securities	$1,602,554
Cost of investments in Affiliates	$52
Cost of foreign currency held	$942
Cost or premiums of financial derivative instruments, net	$(595)

* Includes repurchase agreements of:	$301,210

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

PIMCO Preferred and Capital Securities Fund

Net Assets:

Institutional Class	$788,615
I-2	230,245
I-3	28,048
Class A	264,206
Class C	12,500

Shares Issued and Outstanding:

Institutional Class	85,467
I-2	25,005
I-3	3,050
Class A	28,752
Class C	1,361

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.23
I-2	9.21
I-3	9.20
Class A	9.19
Class C	9.19

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance report elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	29

Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Investment Income:

Interest, net of foreign taxes*	$19,292	$149,321	$37,660	$197,975	$242,481	$14,909
Dividends	0	131	0	1,392	0	0
Dividends from Investments in Affiliates	1,401	8,686	1,792	535	3,585	444
Total Income	20,693	158,138	39,452	199,902	246,066	15,353

Expenses:

Investment advisory fees	2,459	17,885	1,954	12,835	17,166	1,187
Supervisory and administrative fees	1,328	13,006	2,207	11,435	16,058	982
Distribution and/or servicing fees - Administrative Class	N/A	427	N/A	N/A	N/A	N/A
Distribution fees - Class C	42	579	60	N/A	606	284
Servicing fees - Class A	54	867	157	N/A	3,089	186
Servicing fees - Class C	14	193	20	N/A	505	95
Trustee fees	2	22	5	24	30	2
Interest expense	86	1,512	130	12,262	2,581	162
Miscellaneous expense	4	22	6	14	304	6
Total Expenses	3,989	34,513	4,539	36,570	40,339	2,904
Waiver and/or Reimbursement by PIMCO	0	(5)	0	0	(55)	0
Net Expenses	3,989	34,508	4,539	36,570	40,284	2,904

Net Investment Income (Loss)	16,704	123,630	34,913	163,332	205,782	12,449

Net Realized Gain (Loss):

Investments in securities	6,001	17,921	(4,604)	108,983	17,617	(11,155)
Investments in Affiliates	(168)	50	(176)	(285)	(637)	(76)
Exchange-traded or centrally cleared financial derivative instruments	843	44,075	(193)	(16,922)	(27,515)	169
Over the counter financial derivative instruments	1,368	40,609	5,127	60,511	67,108	1,096
Short sales	(67)	31	0	(203)	0	5
Foreign currency	(230)	(1,575)	(353)	(1,718)	(7,677)	52

Net Realized Gain (Loss)	7,747	101,111	(199)	150,366	48,896	(9,909)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(33,017)	(197,237)	(32,221)	73,498	(313,566)	(17,025)
Investments in Affiliates	(272)	(847)	(70)	21	(71)	(48)
Exchange-traded or centrally cleared financial derivative instruments	(3,388)	(95,563)	(1,992)	(67,333)	(148,035)	(535)
Over the counter financial derivative instruments	(770)	(29,947)	(2,323)	(23,796)	(49,340)	(1,229)
Short sales	(394)	0	0	0	0	0
Foreign currency assets and liabilities	52	1,993	238	(91)	1,605	(23)

Net Change in Unrealized Appreciation (Depreciation)	(37,789)	(321,601)	(36,368)	(17,701)	(509,407)	(18,860)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,338)	$(96,860)	$(1,654)	$295,997	$(254,729)	$(16,320)

* Foreign tax withholdings	$1	$0	$0	$11	$4	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

March 31, 2020

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Preferred and Capital Securities Fund

Investment Income:

Interest	$46,009
Dividends	1,975
Dividends from Investments in Affiliates	2
Total Income	47,986

Expenses:

Investment advisory fees	5,007
Supervisory and administrative fees	4,269
Distribution fees - Class C	27
Servicing fees - Class A	576
Servicing fees - Class C	9
Trustee fees	4
Interest expense	64
Miscellaneous expense	8
Total Expenses	9,964
Waiver and/or Reimbursement by PIMCO	(785)
Net Expenses	9,179

Net Investment Income (Loss)	38,807

Net Realized Gain (Loss):

Investments in securities	4,903
Exchange-traded or centrally cleared financial derivative instruments	(726)
Over the counter financial derivative instruments	15,027
Short sales	7
Foreign currency	(568)

Net Realized Gain (Loss)	18,643

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(169,069)
Exchange-traded or centrally cleared financial derivative instruments	627
Over the counter financial derivative instruments	(259)
Foreign currency assets and liabilities	232

Net Change in Unrealized Appreciation (Depreciation)	(168,469)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(111,019)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2020	31

Statements of Changes in Net Assets

	PIMCO Credit Opportunities Bond Fund		PIMCO Diversified Income Fund			PIMCO High Yield Spectrum Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$16,704	$18,602	$123,630	$104,749		$34,913	$51,090
Net realized gain (loss)	7,747	(8,045)	101,111	54,770		(199)	3,175
Net change in unrealized appreciation (depreciation)	(37,789)	(1,367)	(321,601)	9,021		(36,368)	(9,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	(13,338)	9,190	(96,860)	168,540		(1,654)	44,650

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(12,786)	(14,196)	(139,643)	(116,500)		(22,219)	(37,283)
I-2	(2,265)	(2,471)	(19,963)	(6,502)		(9,969)	(10,079)
I-3	N/A	N/A	(457)	(35	)(a)	(44)	(28	)(a)
Administrative Class	N/A	N/A	(7,677)	(2,135)		N/A	N/A
Class A	(785)	(1,120)	(15,078)	(9,396)		(3,318)	(3,856)
Class C	(164)	(214)	(2,771)	(2,485)		(365)	(447)

Tax basis return of capital
Institutional Class	0	0	0	0		0	0
I-2	0	0	0	0		0	0
I-3	N/A	N/A	0	0		0	0
Administrative Class	N/A	N/A	0	0		N/A	N/A
Class A	0	0	0	0		0	0
Class C	0	0	0	0		0	0

Total Distributions(b)	(16,000)	(18,001)	(185,589)	(137,053)		(35,915)	(51,693)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(24,584)	(74,104)	735,912	208,898		(540,604)	(21,965)
Fund Redemption Fee	0	0	0	0		0	0

Total Increase (Decrease) in Net Assets	(53,922)	(82,915)	453,463	240,385		(578,173)	(29,008)

Net Assets:

Beginning of year	366,252	449,167	3,281,746	3,041,361		871,287	900,295
End of year	$312,330	$366,252	$3,735,209	$3,281,746		$293,114	$871,287

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Long-Term Credit Bond Fund		PIMCO Low Duration Income Fund			PIMCO Senior Floating Rate Fund

Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019

$163,332	$144,009	$205,782	$118,583		$12,449	$32,426
150,366	(36,529)	48,896	42,562		(9,909)	(492)
(17,701)	76,459	(509,407)	(13,609)		(18,860)	(7,661)

295,997	183,939	(254,729)	147,536		(16,320)	24,273

(177,079)	(185,736)	(88,052)	(44,480)		(7,188)	(26,532)
(36,217)	(3,433)	(107,707)	(42,868)		(1,685)	(1,666)
N/A	N/A	(2,275)	(543	)(a)	N/A	N/A
N/A	N/A	N/A	N/A		N/A	N/A
N/A	N/A	(53,304)	(23,595)		(3,368)	(4,054)
N/A	N/A	(8,032)	(4,186)		(1,423)	(1,769)

0	(21,164)	0	0		0	0
0	(400)	0	0		0	0
N/A	N/A	0	0		N/A	N/A
N/A	N/A	N/A	N/A		N/A	N/A
N/A	N/A	0	0		0	0
N/A	N/A	0	0		0	0

(213,296)	(210,733)	(259,370)	(115,672)		(13,664)	(34,021)

(219,247)	310,419	1,125,782	2,940,729		(64,394)	(1,075,411)
0	0	0	0		3	66

(136,546)	283,625	611,683	2,972,593		(94,375)	(1,085,093)

3,647,245	3,363,620	4,822,980	1,850,387		346,239	1,431,332
$3,510,699	$3,647,245	$5,434,663	$4,822,980		$251,864	$346,239

ANNUAL REPORT	MARCH 31, 2020	33

Consolidated Statements of Changes in Net Assets

	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands†)	Year Ended March 31, 2020		Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$38,807		$15,363
Net realized gain (loss)	18,643		1,803
Net change in unrealized appreciation (depreciation)	(168,469)		(2,054)

Net Increase (Decrease) in Net Assets Resulting from Operations	(111,019)		15,112

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(26,248)		(10,570)
I-2	(11,429)		(5,671)
I-3	(935)		(226	)(a)
Class A	(11,054)		(5,059)
Class C	(138	)(b)	N/A

Tax basis return of capital
Institutional Class	0		(176)
I-2	0		(89)
I-3	0		(8	)(a)
Class A	0		(81)
Class C	0		N/A

Total Distributions(c)	(49,804)		(21,880)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	963,257		335,996

Total Increase (Decrease) in Net Assets	802,434		329,228

Net Assets:

Beginning of year	521,180		191,952
End of year	$1,323,614		$521,180

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Inception date of Class C was August 23, 2019.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Senior Floating Rate Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(16,320)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(138,402)
Proceeds from sales of long-term securities	229,755
(Purchases) Proceeds from sales of short-term portfolio investments, net	(18,726)
(Increase) decrease in deposits with counterparty	229
(Increase) decrease in receivable for investments sold	(8,316)
(Increase) decrease in interest and/or dividends receivable	197
(Increase) decrease in dividends receivable from Affiliates	42
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(295)
Proceeds from (Payments on) over the counter financial derivative instruments	1,086
(Increase) decrease in prepaid expenses	13
Increase (decrease) in payable for investments purchased	26,733
Increase (decrease) in payable for unfunded loan commitments	(4,024)
Increase (decrease) in deposits from counterparty	(551)
Increase (decrease) in accrued investment advisory fees	(45)
Increase (decrease) in accrued supervisory and administrative fees	(37)
Increase (decrease) in accrued distribution fees	(14)
Increase (decrease) in accrued servicing fees	(11)
Proceeds from (Payments on) short sales transactions, net	5
Proceeds from (Payments on) foreign currency transactions	29
Increase (decrease) in other liabilities	(17)
Net Realized (Gain) Loss
Investments in securities	11,155
Investments in Affiliates	76
Exchange-traded or centrally cleared financial derivative instruments	(169)
Over the counter financial derivative instruments	(1,096)
Short sales	(5)
Foreign currency	(52)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	17,025
Investments in Affiliates	48
Exchange-traded or centrally cleared financial derivative instruments	535
Over the counter financial derivative instruments	1,229
Foreign currency assets and liabilities	23
Net amortization (accretion) on investments	(175)

Net Cash Provided by (Used for) Operating Activities	99,925

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	90,894
Payments on shares redeemed	(194,152)
Cash distributions paid*	(796)
Proceeds from reverse repurchase agreements	11,181
Payments on reverse repurchase agreements	(7,659)

Net Cash Received from (Used for) Financing Activities	(100,532)

Net Increase (Decrease) in Cash and Foreign Currency	(607)

Cash and Foreign Currency:

Beginning of year	1,590
End of year	$983

* Reinvestment of distributions	$12,971

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$164
Non Cash Payment in Kind	$87

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO Credit Opportunities Bond Fund

(Amounts in thousands*, except number of shares, contracts, and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 18.4%

Altice Financing S.A.
3.674% (LIBOR03M + 2.750%) due 01/31/2026 ~		$3,421	$3,148

Altice France S.A.
4.392% (LIBOR03M + 3.688%) due 01/31/2026 ~		2,053	1,930

Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 «~		199	174
5.240% (LIBOR03M + 4.250%) due 08/27/2026 «~		1,886	1,574

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(h)		1,279	1,238

Brookfield Retail Holdings
3.489% (LIBOR03M + 2.500%) due 08/27/2025 ~		1,773	1,273

Caesars Entertainment Operating Co.
2.989% (LIBOR03M + 2.000%) due 10/07/2024 ~		201	166

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~		470	437

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/10/2023 ~		1,670	1,503

Citadel Securities LP
3.739% (LIBOR03M + 2.750%) due 02/27/2026 «~		594	532

CityCenter Holdings LLC
3.239% (LIBOR03M + 2.250%) due 04/18/2024 ~		1,867	1,654

CommScope, Inc.
4.239% (LIBOR03M + 3.250%) due 04/06/2026 «~		2,587	2,458

Core & Main LP
4.330% - 4.331% (LIBOR03M + 2.750%) due 08/01/2024 ~		1,691	1,497

Coty, Inc.
3.255% (LIBOR03M + 2.250%) due 04/07/2025 ~		398	333

CPG International, Inc.
5.933% (LIBOR03M + 3.750%) due 05/05/2024 «~		1,572	1,320

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		982	744

Diamond Sports Group LLC
4.180% (LIBOR03M + 3.250%) due 08/24/2026 «~		597	469

Envision Healthcare Corp.
4.739% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,383	741

Front Range Bidco, Inc.
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	1,000	995

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~		$5,600	5,222

Jefferies Finance LLC
4.239% - 4.250% (LIBOR03M + 3.250%) due 06/03/2026 ~		99	84

MPH Acquisition Holdings LLC
4.200% (LIBOR03M + 2.750%) due 06/07/2023 «~		4,100	3,731

NCI Building Systems, Inc.
4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~		6,215	5,438

Ortho-Clinical Diagnostics S.A.
4.765% (LIBOR03M + 3.250%) due 06/30/2025 ~		4,184	3,581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parexel International Corp.
3.739% (LIBOR03M + 2.750%) due 09/27/2024 ~		$3,212	$2,763

PG&E Corp.
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~		3,133	3,118

Rackspace Hosting, Inc.
4.256% - 4.763% (LIBOR03M + 3.000%) due 11/03/2023 ~		1,800	1,633

RegionalCare Hospital Partners Holdings, Inc.
4.739% (LIBOR03M + 3.750%) due 11/17/2025 ~		84	77

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		1,896	1,690

Sprint Communications, Inc.
3.500% (LIBOR03M + 2.500%) due 02/02/2024 «~		199	199
4.000% (LIBOR03M + 3.000%) due 02/02/2024 ~		1,185	1,176

Starfruit Finco BV
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	200	203
3.863% (LIBOR03M + 3.000%) due 10/01/2025 «~		$289	265

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		295	252

USI, Inc.
3.989% (LIBOR03M + 3.000%) due 05/16/2024 ~		2,567	2,342
4.989% (LIBOR03M + 4.000%) due 12/02/2026 «~		499	456

VFH Parent LLC
4.005% (LIBOR03M + 3.000%) due 03/01/2026 «~		2,355	2,191

XPO Logistics, Inc.
3.613% (LIBOR03M + 2.000%) due 02/24/2025 ~		100	94

Zayo Group Holdings, Inc.
3.989% (LIBOR03M + 3.000%) due 03/09/2027 ~		700	656

Total Loan Participations and Assignments (Cost $63,430)			57,357

CORPORATE BONDS & NOTES 44.5%

BANKING & FINANCE 26.6%

American Homes 4 Rent LP
4.900% due 02/15/2029		2,100	2,051

American Tower Corp.
3.800% due 08/15/2029		3,400	3,491

Aroundtown S.A.
5.375% due 03/21/2029		2,300	2,590

Banco BTG Pactual S.A.
4.500% due 01/10/2025		500	440

Banco do Brasil S.A.
4.750% due 03/20/2024		1,200	1,173
4.875% due 04/19/2023		2,500	2,466

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(f)(g)		200	153

Barclays Bank PLC
7.625% due 11/21/2022 (g)		800	819

Barclays PLC
4.972% due 05/16/2029 •		700	757

Brandywine Operating Partnership LP
4.550% due 10/01/2029		1,400	1,453

Brixmor Operating Partnership LP
3.900% due 03/15/2027		1,700	1,696

Cantor Fitzgerald LP
6.500% due 06/17/2022		900	928

China Evergrande Group
6.250% due 06/28/2021		1,100	957

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CPI Property Group S.A.
4.750% due 03/08/2023		$1,500	$1,562

Credit Suisse AG
6.500% due 08/08/2023 (g)		900	920

Crown Castle International Corp.
3.100% due 11/15/2029		3,500	3,377

CSN Islands Corp.
6.750% due 01/28/2028		200	129

Deutsche Bank AG
3.961% due 11/26/2025 •		1,400	1,297
4.250% due 10/14/2021		300	286

Digital Realty Trust LP
3.600% due 07/01/2029		100	98

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	194	208

EPR Properties
3.750% due 08/15/2029		$4,475	3,357

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,000	1,006

Ford Motor Credit Co. LLC
3.219% due 01/09/2022		500	469
3.550% due 10/07/2022		1,100	1,031

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		300	222
6.750% due 03/15/2022		1,775	1,652

Freedom Mortgage Corp.
8.125% due 11/15/2024		1,095	892

Genworth Holdings, Inc.
7.200% due 02/15/2021		1,300	1,230

Global Atlantic Fin Co.
4.400% due 10/15/2029		200	176

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,400	1,550

GLP Capital LP
4.000% due 01/15/2030		$3,500	2,967
5.250% due 06/01/2025		700	653

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		1,884	1,762

HSBC Holdings PLC
4.950% due 03/31/2030		200	221
6.000% due 05/22/2027 •(f)(g)		1,800	1,707

Hudson Pacific Properties LP
4.650% due 04/01/2029		2,500	2,571

Intrum AB
3.500% due 07/15/2026	EUR	1,300	1,043

Jefferies Finance LLC
4.239% due 06/03/2026		$1,900	1,771
7.250% due 08/15/2024		700	608

Kaisa Group Holdings Ltd.
11.750% due 02/26/2021		200	193

Kilroy Realty LP
3.050% due 02/15/2030		2,235	2,054

Life Storage LP
4.000% due 06/15/2029		400	407

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	900	828

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	100	122
4.625% due 08/01/2029		$600	555

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		600	521

Physicians Realty LP
4.300% due 03/15/2027		1,700	1,588

Pinnacol Assurance
8.625% due 06/25/2034 «(h)		3,000	3,387

Ronshine China Holdings Ltd.
8.750% due 10/25/2022		900	848

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •		1,300	1,380
5.076% due 01/27/2030 •		1,000	1,089

Sberbank of Russia Via SB Capital S.A.
5.250% due 05/23/2023 (g)		200	199
6.125% due 02/07/2022		1,700	1,762

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBL Holdings, Inc.
5.125% due 11/13/2026		$100	$97

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		800	560
5.950% due 10/24/2022		1,700	1,322

Spirit Realty LP
4.000% due 07/15/2029		2,300	2,255

Stearns Holdings LLC
5.000% due 11/05/2024		110	73
9.375% due 08/15/2020 «		4,185	0

STORE Capital Corp.
4.625% due 03/15/2029		2,700	2,732

Sunac China Holdings Ltd.
8.625% due 07/27/2020		600	596

Times China Holdings Ltd.
6.750% due 07/16/2023		800	726

UBS AG
5.125% due 05/15/2024 (g)		1,675	1,692

UniCredit SpA
7.500% due 06/03/2026 •(f)(g)	EUR	1,000	1,007

Vanke Real Estate Hong Kong Co. Ltd.
3.229% (US0003M + 1.550%) due 05/25/2023 ~		$1,900	1,840

VEREIT Operating Partnership LP
3.950% due 08/15/2027		1,000	952

Weyerhaeuser Co.
7.375% due 03/15/2032		2,100	2,482

			83,006

INDUSTRIALS 13.1%

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046		100	110

Bombardier, Inc.
6.000% due 10/15/2022		300	227
7.500% due 12/01/2024		1,400	936

Broadcom, Inc.
4.250% due 04/15/2026		200	204

CCO Holdings LLC
4.500% due 08/15/2030		100	99

Centene Corp.
4.625% due 12/15/2029		200	202

Charter Communications Operating LLC
4.200% due 03/15/2028		4,800	4,938

Cielo USA, Inc.
3.750% due 11/16/2022		900	832

Community Health Systems, Inc.
6.250% due 03/31/2023		100	96
8.625% due 01/15/2024		100	99

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)		1,624	649
10.000% due 11/09/2024 ^«(a)(b)		237	6

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (a)		1,400	1,293

Delhi International Airport Ltd.
6.450% due 06/04/2029		1,400	1,159

Diamond Sports Group LLC
5.375% due 08/15/2026		200	164
6.625% due 08/15/2027		1,200	809

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		925	824

Eldorado Intl. Finance GmbH
8.625% due 06/16/2021		200	173

Expedia Group, Inc.
3.800% due 02/15/2028		1,700	1,474

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		2,200	1,885

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (a)	EUR	500	442

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (a)		200	170

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		$500	354

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Innophos Holdings, Inc.
9.375% due 02/15/2028		$400	$391

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		100	62

Manitowoc Co., Inc.
9.000% due 04/01/2026		900	803

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		760	706
5.250% due 04/26/2026		400	363
5.375% due 12/04/2029		600	522
5.625% due 07/17/2027		800	703

NVIDIA Corp.
3.500% due 04/01/2040		300	320

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026		1,400	1,332

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(b)		1,620	0

QVC, Inc.
4.850% due 04/01/2024		500	433

Sands China Ltd.
5.125% due 08/08/2025		2,200	2,087
5.400% due 08/08/2028		3,700	3,499

Sappi Papier Holding GmbH
3.125% due 04/15/2026 (j)	EUR	800	648
3.125% due 04/15/2026		478	387

Standard Industries, Inc.
4.750% due 01/15/2028		$2,300	2,134

Station Casinos LLC
4.500% due 02/15/2028		300	245

Studio City Finance Ltd.
7.250% due 02/11/2024		200	171

Summer BC Holdco B SARL
5.750% due 10/31/2026	EUR	1,100	1,020

Transocean Guardian Ltd.
5.875% due 01/15/2024		$2,422	1,955

Unigel Luxembourg S.A.
8.750% due 10/01/2026		600	363

Univision Communications, Inc.
5.125% due 02/15/2025		2,125	1,828

Virgin Australia Holdings Ltd.
8.125% due 11/15/2024		900	419

Western Digital Corp.
4.750% due 02/15/2026		1,600	1,632

Wyndham Destinations, Inc.
4.625% due 03/01/2030		100	78

Wynn Macau Ltd.
5.125% due 12/15/2029		1,800	1,526

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	2,610	30

			40,802

UTILITIES 4.8%

Azure Power Energy Ltd.
5.500% due 11/03/2022		$600	553

Berkshire Hathaway Energy Co.
4.250% due 10/15/2050		75	86

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		200	178

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		1,500	1,579

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		900	747

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022		2,400	2,410

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		2,708	2,180

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (a)(h)		1,100	760

Parsley Energy LLC
4.125% due 02/15/2028		300	206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ReNew Power Synthetic
6.670% due 03/12/2024	$1,400	$1,065

Rio Oil Finance Trust
8.200% due 04/06/2028	804	732
9.250% due 07/06/2024	1,171	1,155

Sprint Corp.
7.125% due 06/15/2024	100	110
7.250% due 09/15/2021	2,072	2,147
7.250% due 02/01/2028	900	908
7.875% due 09/15/2023	200	222

		15,038

Total Corporate Bonds & Notes (Cost $155,112)		138,846

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	195	194

Total Municipal Bonds & Notes (Cost $183)		194

U.S. GOVERNMENT AGENCIES 1.2%

Fannie Mae, TBA
3.000% due 06/01/2040	3,300	3,449

Freddie Mac
6.158% due 11/25/2055 «~	381	232

Total U.S. Government Agencies (Cost $3,726)		3,681

U.S. TREASURY OBLIGATIONS 4.2%

U.S. Treasury Inflation Protected Securities (e)
0.250% due 07/15/2029 (l)	4,739	4,927

U.S. Treasury Notes
1.500% due 02/15/2030	7,700	8,302
2.125% due 03/31/2024	40	43

Total U.S. Treasury Obligations (Cost $13,006)		13,272

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.3%

American Home Mortgage Investment Trust
3.283% due 11/25/2045 ^•	53	35

Banc of America Alternative Loan Trust
14.857% due 09/25/2035 ^•	660	821

Banc of America Funding Trust
3.956% due 09/20/2047 ^~	519	390
7.000% due 10/25/2037 ^	202	152

BCAP LLC Trust
1.167% due 05/25/2047 ^•	237	196
2.127% due 05/26/2035 •	12	12

Bear Stearns ALT-A Trust
3.361% due 04/25/2037 ~	446	344

Chase Mortgage Finance Trust
4.300% due 09/25/2036 ^~	118	95

Citigroup Mortgage Loan Trust
6.000% due 11/25/2036	64	66

Countrywide Alternative Loan Trust
0.963% due 09/20/2046 •	238	197
1.137% due 07/25/2046 ^•	167	146
1.137% due 09/25/2046 ^•	508	428
1.247% due 06/25/2035 ^•	476	323
1.257% due 11/25/2035 •	160	136
1.347% due 04/25/2035 ^•	432	336
2.247% due 10/25/2035 ^•	242	159
5.750% due 07/25/2035 ^	148	118
6.000% due 08/25/2036 ^•	325	258
6.000% due 05/25/2037 ^	829	530

Countrywide Home Loan Mortgage Pass-Through Trust
3.833% due 09/25/2037 ^~	533	460
5.750% due 07/25/2037 ^	159	119
6.000% due 10/25/2034	10	10

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
3.523% due 12/29/2037 ~	$6,111	$4,207

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	774	567

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.047% due 08/25/2037 ^•	552	431
1.097% due 02/25/2047 •	2,662	1,634

First Horizon Alternative Mortgage Securities Trust
3.466% due 08/25/2035 ^~	157	129
6.000% due 05/25/2036 ^	10	7

Impac Secured Assets Trust
1.097% due 11/25/2036 •	721	649

IndyMac Mortgage Loan Trust
1.197% due 02/25/2037 •	371	249
3.555% due 11/25/2035 ^~	390	319
3.803% due 05/25/2037 ^~	178	135
6.250% due 11/25/2037 ^	330	214

JPMorgan Alternative Loan Trust
3.581% due 11/25/2036 ^~	83	83

MASTR Adjustable Rate Mortgages Trust
4.966% due 11/25/2034 ~	309	277

Merrill Lynch Alternative Note Asset Trust
1.057% due 03/25/2037 •	2,206	839

Morgan Stanley Mortgage Loan Trust
3.468% due 11/25/2037 ~	400	311

Nomura Resecuritization Trust
1.317% due 07/26/2035 •	6	6

Residential Accredit Loans, Inc. Trust
1.297% due 08/25/2035 ^•	760	579
4.383% due 07/25/2035 ~	39	33
4.831% due 12/26/2034 ^~	377	228
5.013% due 09/25/2035 ^~	18	15

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	26	23

WaMu Mortgage Pass-Through Certificates Trust
2.234% due 07/25/2047 ^•	98	69
3.357% due 12/25/2036 ^~	170	151

Total Non-Agency Mortgage-Backed Securities (Cost $16,893)		16,486

ASSET-BACKED SECURITIES 6.2%

ACE Securities Corp. Home Equity Loan Trust
1.497% due 12/25/2045 ^•	856	548

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.177% due 01/25/2036 •	542	460

Asset-Backed Funding Certificates Trust
1.947% due 06/25/2037 •	421	360
1.997% due 03/25/2034 ^•	828	762

Bear Stearns Asset-Backed Securities Trust
1.287% due 05/25/2036 ^•	539	523
1.297% due 12/25/2035 ^•	399	235
2.747% due 07/25/2034 •	468	439

Citigroup Mortgage Loan Trust
1.107% due 12/25/2036 •	1,297	789

Credit-Based Asset Servicing & Securitization LLC
2.087% due 07/25/2036 •	7	7

GSAMP Trust
1.067% due 12/25/2036 •	517	262
1.177% due 12/25/2046 •	466	257

HSI Asset Securitization Corp. Trust
1.337% due 11/25/2035 •	1,412	1,303

Lehman XS Trust
1.257% due 03/25/2037 •	1,440	1,118

Long Beach Mortgage Loan Trust
3.722% due 07/25/2033 •	55	60

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
1.057% due 08/25/2036 •		$615	$291
1.097% due 08/25/2036 •		1,393	666

Morgan Stanley ABS Capital, Inc. Trust
1.077% due 01/25/2037 •		4,098	1,554
1.087% due 10/25/2036 •		815	390
1.097% due 06/25/2036 •		225	185
1.097% due 10/25/2036 •		2,104	1,138
1.097% due 12/25/2036 •		120	64
1.177% due 09/25/2036 •		866	431

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ		1,299	623

New Century Home Equity Loan Trust
3.947% (US0001M + 3.000%) due 01/25/2033 ^~		98	84

People’s Financial Realty Mortgage Securities Trust
1.087% due 09/25/2036 •		3,948	1,348

Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^þ		2,099	617

Residential Asset Mortgage Products Trust
1.407% due 12/25/2035 •		1,412	1,058

Residential Asset Securities Corp. Trust
1.827% due 08/25/2034 •		323	262

Securitized Asset-Backed Receivables LLC Trust
1.197% due 03/25/2036 •		1,532	1,015
1.197% due 05/25/2036 •		986	572

SG Mortgage Securities Trust
1.127% due 02/25/2036 •		1,249	739

Structured Asset Investment Loan Trust
2.072% due 01/25/2035 •		1,024	681
2.327% due 04/25/2033 •		35	31
2.522% due 01/25/2035 •		1,102	411
2.672% due 01/25/2035 ^•		742	119

Total Asset-Backed Securities (Cost $20,318)			19,402

SOVEREIGN ISSUES 1.9%
Argentina Government International Bond
3.750% due 12/31/2038 þ		1,800	546
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	180	1
38.039% (ARLLMONP) due 06/21/2020 ~		24,000	174

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		1,290	12

Russia Government International Bond
7.650% due 04/10/2030	RUB	184,700	2,522
8.500% due 09/17/2031		44,000	641

South Africa Government International Bond
4.850% due 09/30/2029		$2,300	1,898

Ukraine Government International Bond
7.750% due 09/01/2021		300	290

Total Sovereign Issues (Cost $8,138)			6,084

		SHARES
WARRANTS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «		307,998	0

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024		34,977	28

Total Warrants (Cost $91)			28

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 3.2%

BANKING & FINANCE 3.2%

Bank of America Corp.
5.875% due 03/15/2028 •(f)		3,200,000	$3,245

Citigroup, Inc.
5.950% due 05/15/2025 •(f)		1,400,000	1,357

Discover Financial Services
5.500% due 10/30/2027 •(f)		1,600,000	1,281

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(f)		1,000,000	855
4.600% due 02/01/2025 •(f)		1,700,000	1,490

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)		1,580,000	1,587

Wells Fargo & Co.
4.750% due 03/15/2025 (f)		7,900	168

Total Preferred Securities (Cost $11,488)			9,983

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (i) 1.3%
			4,129

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	999	9
36.751% due 04/03/2020 ~		1,720	19

U.S. TREASURY BILLS 0.2%
1.089% due 04/07/2020 - 05/28/2020 (c)(d)(n)		$589	589

Total Short-Term Instruments (Cost $4,753)			4,746

Total Investments in Securities (Cost $297,138)			270,079

		SHARES
INVESTMENTS IN AFFILIATES 13.5%

SHORT-TERM INSTRUMENTS 13.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.5%

PIMCO Short-Term Floating NAV Portfolio III		4,293,943	42,171

Total Short-Term Instruments (Cost $42,412)			42,171

Total Investments in Affiliates (Cost $42,412)			42,171

Total Investments 100.0% (Cost $339,550)			$312,250

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $939)			(83)

Other Assets and Liabilities, net 0.0%			163

Net Assets 100.0%			$312,330

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$1,279	$1,238	0.40%
Oi S.A. (10.000% Cash or 12.000% PIK)	10.000	07/27/2025	04/01/2019	1,153	760	0.24
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	3,000	3,387	1.08

				$5,432	$5,385	1.72%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SBI	(0.100)%	03/19/2020	03/17/2022	$4,129	Deere & Co. 3.900% due 06/09/2042	$(1,363)	$4,129	$4,129
					Target Corp. 3.900% due 11/15/2047	(1,314)
					Walmart, Inc. 4.050% due 06/29/2048	(1,264)

Total Repurchase Agreements						$(3,941)	$4,129	$4,129

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
MEI	(3.000)%	02/13/2020	TBD	(3)	EUR (780)	$(857)

Total Reverse Repurchase Agreements						$(857)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Corporate Bonds & Notes (1.3)%
Industrials (1.3)%
Deere & Co.	3.900%	06/09/2042	$1,300	$(1,432)	$(1,452)
Target Corp.	3.900	11/15/2047	1,100	(974)	(1,317)
Walmart, Inc.	4.050	06/29/2048	1,000	(952)	(1,302)

Total Short Sales (1.3)%				$(3,358)	$(4,071)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
MEI	$0	$(857)	$0	$0	$(857)	$648	$(209)
SBI	4,129	0	0	0	4,129	(4,261)	(132)

Master Securities Forward Transaction Agreement
FOB	0	0	0	(2,754)	(2,754)	0	(2,754)
SAL	0	0	0	(1,317)	(1,317)	0	(1,317)

Total Borrowings and Other Financing Transactions	$4,129	$(857)	$0	$(4,071)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(857)	$(857)

Total Borrowings	$0	$0	$0	$(857)	$(857)

Payable for reverse repurchase agreements					$(857)

(j)	Securities with an aggregate market value of $648 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(3,549) at a weighted average interest rate of 0.796%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $42 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	109	$15,117	$620	$0	$(15)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2020	24	$(2,223)	$10	$0	$(30)
Euro-Bund 10-Year Bond June Futures	06/2020	8	(1,522)	18	10	(9)
U.S. Treasury 2-Year Note June Futures	06/2020	305	(67,217)	(1,078)	9	0

				$(1,050)	$19	$(39)

Total Futures Contracts				$(430)	$19	$(54)

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Anheuser-Busch InBev	(1.000)%	Quarterly	12/20/2023	1.309%	EUR 3,300	$(69)	$109	$40	$12	$0
AutoZone, Inc.	(1.000)	Quarterly	06/20/2024	0.339	$ 4,400	(118)	(6)	(124)	6	0
ConocoPhillips	(1.000)	Quarterly	12/20/2024	1.266	300	0	3	3	1	0
Johnson Controls International PLC	(1.000)	Quarterly	12/20/2024	0.304	4,200	(153)	14	(139)	3	0
Kohl’s Corp.	(1.000)	Quarterly	12/20/2023	3.614	2,000	55	121	176	19	0
L Brands, Inc.	(1.000)	Quarterly	12/20/2023	8.170	2,100	163	281	444	39	0
Lowe’s Cos., Inc.	(1.000)	Quarterly	12/20/2023	0.365	1,900	(46)	1	(45)	2	0
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	12/20/2023	10.251	2,100	90	429	519	32	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	2.773	4,300	5	292	297	0	(44)
Tyson Foods, Inc.	(1.000)	Quarterly	06/20/2024	0.356	4,400	(129)	9	(120)	0	(4)

						$(202)	$1,253	$1,051	$114	$(48)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	2.089%	$8,800	$144	$(563)	$(419)	$0	$(3)
Bombardier, Inc.	5.000	Quarterly	12/20/2021	19.761	1,100	27	(231)	(204)	0	(12)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	14.503	400	(12)	(88)	(100)	0	(1)
DISH DBS Corp.	5.000	Quarterly	12/20/2022	3.838	400	23	(10)	13	3	0
General Electric Co.	1.000	Quarterly	06/20/2024	2.039	3,900	(61)	(99)	(160)	28	0
General Electric Co.	1.000	Quarterly	12/20/2024	2.153	2,000	(32)	(69)	(101)	14	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.848	200	3	(1)	2	0	0

						$92	$(1,061)	$(969)	$45	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$5,488	$676	$(351)	$325	$73	$0
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024	1,700	(42)	48	6	5	0

					$634	$(303)	$331	$78	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches								Asset	Liability
iTraxx Europe Main 32 5-Year Index	1.000%	Quarterly	12/20/2024	EUR 8,800	$ 108	$(85)	$23	$0	$(15)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	6.430%	Maturity	01/04/2027	BRL	7,200	$(1)	$(42)	$(43)	$2	$0
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2027		10,200	0	(1)	(1)	3	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	2,000	0	19	19	0	(3)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,300	(5)	73	68	0	(5)
Receive	3-Month USD-LIBOR	1.240	Semi-Annual	03/03/2025	$	1,400	0	(50)	(50)	0	0
Receive	3-Month USD-LIBOR	1.210	Semi-Annual	03/05/2025		1,400	(2)	(46)	(48)	0	0
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/11/2025		1,400	(2)	(55)	(57)	0	0
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/16/2025		1,200	(1)	(48)	(49)	0	0
Receive	3-Month USD-LIBOR	1.320	Semi-Annual	03/19/2025		1,500	(3)	(58)	(61)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	03/20/2025		1,500	(3)	(53)	(56)	0	0
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	03/24/2030		700	(2)	(50)	(52)	4	0
Receive	3-Month USD-LIBOR	3.086	Semi-Annual	02/20/2050		900	(69)	(469)	(538)	30	0
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025	CLP	3,502,300	0	136	136	5	0
Pay	6-Month CLP-CHILIBOR	2.443	Semi-Annual	02/25/2025		260,000	0	11	11	1	0
Pay	6-Month CLP-CHILIBOR	3.240	Semi-Annual	12/04/2029		265,800	0	17	17	1	0
Pay	6-Month CLP-CHILIBOR	3.420	Semi-Annual	12/10/2029		26,000	0	2	2	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	0.150%	Annual	03/18/2030	EUR	4,200	$77	$(19)	$58	$5	$0
Receive(6)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		1,800	(1)	(30)	(31)	2	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	8,700	11	115	126	2	0
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		1,500	(13)	(64)	(77)	0	(3)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		2,300	56	(184)	(128)	0	(8)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	292,500	(7)	(59)	(66)	0	(3)
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024	MXN	54,200	0	160	160	15	0
Pay	28-Day MXN-TIIE	7.850	Lunar	04/17/2024		47,700	0	127	127	13	0
Pay	28-Day MXN-TIIE	6.648	Lunar	12/13/2024		27,600	(1)	17	16	8	0
Pay	28-Day MXN-TIIE	6.480	Lunar	02/21/2025		31,600	0	7	7	9	0

							$34	$(544)	$(510)	$100	$(22)

Total Swap Agreements							$666	$(740)	$(74)	$337	$(101)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$19	$337	$356	$0	$(61)	$(101)	$(162)

(l)

Securities with an aggregate market value of $4,927 and cash of $5,125 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(7) for closed futures is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	06/2020		$547	PLN	2,108	$0	$(37)

BPS	04/2020	EUR	875		$941	0	(24)
	04/2020	GBP	348		448	16	0
	04/2020		$353	GBP	303	23	0

BRC	04/2020		4,198	JPY	461,421	93	0
	04/2020		172	MXN	4,297	9	0

BSH	05/2020		235		4,615	0	(42)

CBK	04/2020	AUD	59		$39	3	0
	04/2020	BRL	8,362		1,618	10	(1)
	04/2020	EUR	12,230		13,410	3	(81)
	04/2020	GBP	201		247	6	(9)

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020		$1,905	BRL	8,362	$0	$(296)
	04/2020		864	COP	2,950,726	0	(138)
	04/2020		179	EUR	163	0	0
	05/2020	PEN	7,124		$2,100	28	0
	05/2020		$26	PEN	86	0	(1)
	07/2020		2,027		7,048	19	0

DUB	04/2020	BRL	6,096		$1,304	131	0
	04/2020		$1,173	BRL	6,096	1	0
	05/2020		169		866	0	(2)

FBF	06/2020		1,366	IDR	18,928,800	0	(220)

GLM	04/2020	BRL	1,890		$414	50	0
	04/2020	MXN	3,271		149	11	0
	04/2020	RUB	128,289		2,005	370	0
	04/2020		$364	BRL	1,890	0	0
	04/2020		70	RUB	5,485	0	0
	05/2020	RUB	45,064		$560	0	(13)

HUS	04/2020	MXN	3,901		157	0	(7)
	04/2020		$149	MXN	2,928	0	(26)
	06/2020		179	HKD	1,394	0	0

JPM	04/2020	TRY	82		$12	0	0
	04/2020		$129	MXN	3,141	3	0
	06/2020		139		2,659	0	(28)

SCX	05/2020	EUR	12,942		$14,219	0	(73)
	05/2020	RUB	5,440		69	0	0
	05/2020		$4,253	JPY	458,421	17	0
	06/2020	IDR	13,300,107		$921	116	0
	06/2020		$465	PLN	1,799	0	(31)

SOG	04/2020	RUB	2,650		$34	0	0
	06/2020		23,335		299	4	0

SSB	04/2020	JPY	3,000		29	1	0

UAG	04/2020	RUB	13,227		167	0	(2)
	04/2020		$72	RUB	5,757	1	0

Total Forward Foreign Currency Contracts						$915	$(1,031)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860%	02/26/2021	450	$28	$27

Total Purchased Options							$28	$27

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650%	04/15/2020	2,100	$(2)	$(43)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	600	(1)	(10)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	1,400	(1)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	600	0	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	1,400	(1)	(35)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	600	(1)	(11)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	05/20/2020	1,100	(1)	(24)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.675	05/20/2020	100	0	(2)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	500	(1)	(9)

DUB	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	1,400	(1)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.600	04/15/2020	1,400	(1)	(32)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	500	(1)	(8)

FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.625	04/15/2020	1,200	(1)	(26)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	1,900	(2)	(1)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	1,100	(1)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	500	0	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	1,100	(1)	(27)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	500	0	(9)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	700	(1)	(12)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500%	01/20/2021	400	$0	$(3)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	1,000	(1)	(8)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	2,000	(2)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	600	0	(4)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	900	(1)	(15)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	04/15/2020	1,400	(1)	(28)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	600	(1)	(10)

						$(23)	$(318)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780%	02/26/2021	1,300	$(27)	$(27)

Total Written Options							$(50)	$(345)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.895%	$5,700	$64	$117	$181	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Tencent Holdings Ltd.	1.000%	Quarterly	12/20/2024	1.078%	$600	$7	$(9)	$0	$(2)

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	1.209	200	0	(2)	0	(2)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	2.197	200	(4)	(7)	0	(11)
	Italy Government International Bond	1.000	Quarterly	12/20/2024	1.241	600	2	(8)	0	(6)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	1.078	300	3	(4)	0	(1)

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	1.241	1,500	3	(19)	0	(16)

GST	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.950	200	3	(2)	1	0

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	1.209	200	0	(2)	0	(2)
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	2.505	200	0	(13)	0	(13)

							$ 14	$(66)	$1	$(53)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$100	$11	$(10)	$1	$0

CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	200	21	(18)	3	0

GST	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	100	14	(10)	4	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	400	47	(42)	5	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	900	112	(99)	13	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	12	(10)	2	0

						$217	$(189)	$28	$0

Total Swap Agreements						$295	$(138)	$210	$(53)

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$0	$0	$(37)	$(53)	$0	$(90)	$(90)	$0	$(90)
BPS	39	0	1	40	(24)	(81)	(2)	(107)	(67)	0	(67)
BRC	102	0	0	102	0	0	(20)	(20)	82	0	82
BSH	0	0	0	0	(42)	0	0	(42)	(42)	0	(42)
CBK	69	0	184	253	(526)	0	0	(526)	(273)	280	7
DUB	132	0	0	132	(2)	(40)	0	(42)	90	(10)	80
FBF	0	0	0	0	(220)	(26)	(16)	(262)	(262)	271	9
GLM	431	27	0	458	(13)	(27)	0	(40)	418	(520)	(102)
GST	0	0	10	10	0	(80)	0	(80)	(70)	0	(70)
HUS	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)
JPM	3	0	13	16	(28)	0	0	(28)	(12)	0	(12)
MYC	0	0	2	2	0	(38)	0	(38)	(36)	0	(36)
NGF	0	0	0	0	0	0	(15)	(15)	(15)	0	(15)
SCX	133	0	0	133	(104)	0	0	(104)	29	0	29
SOG	4	0	0	4	0	0	0	0	4	0	4
SSB	1	0	0	1	0	0	0	0	1	0	1
UAG	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)

Total Over the Counter	$915	$27	$210	$1,152	$(1,031)	$(345)	$(53)	$(1,429)

(n)

Securities with an aggregate market value of $551 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	237	0	0	100	337

	$0	$237	$0	$0	$119	$356

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$915	$0	$915
Purchased Options	0	0	0	0	27	27
Swap Agreements	0	210	0	0	0	210

	$0	$210	$0	$915	$27	$1,152

	$0	$447	$0	$915	$146	$1,508

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$61	$61
Swap Agreements	0	79	0	0	22	101

	$0	$79	$0	$0	$83	$162

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,031	$0	$1,031
Written Options	0	318	0	0	27	345
Swap Agreements	0	53	0	0	0	53

	$0	$371	$0	$1,031	$27	$1,429

	$0	$450	$0	$1,031	$110	$1,591

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(342)	$0	$0	$(342)
Written Options	0	0	400	0	15	415
Futures	0	0	(578)	0	3,557	2,979
Swap Agreements	0	(217)	0	0	(1,992)	(2,209)

	$0	$(217)	$(520)	$0	$1,580	$843

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16	$0	$16
Purchased Options	0	0	(865)	0	(102)	(967)
Written Options	0	137	881	10	430	1,458
Swap Agreements	0	44	0	0	817	861

	$0	$181	$16	$26	$1,145	$1,368

	$0	$(36)	$(504)	$26	$2,725	$2,211

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$328	$0	$0	$328
Written Options	0	0	(394)	0	0	(394)
Futures	0	0	92	0	(1,214)	(1,122)
Swap Agreements	0	(91)	0	0	(2,109)	(2,200)

	$0	$(91)	$26	$0	$(3,323)	$(3,388)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(185)	$0	$(185)
Purchased Options	0	0	837	(3)	(542)	292
Written Options	0	(314)	(873)	(7)	435	(759)
Swap Agreements	0	(118)	0	0	0	(118)

	$0	$(432)	$(36)	$(195)	$(107)	$(770)

	$0	$(523)	$(10)	$(195)	$(3,430)	$(4,158)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$37,312	$20,045	$57,357
Corporate Bonds & Notes
Banking & Finance	0	79,619	3,387	83,006
Industrials	0	40,796	6	40,802
Utilities	0	15,038	0	15,038

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Municipal Bonds & Notes
New York	$0	$194	$0	$194
U.S. Government Agencies	0	3,449	232	3,681
U.S. Treasury Obligations	0	13,272	0	13,272
Non-Agency Mortgage-Backed Securities	0	16,486	0	16,486
Asset-Backed Securities	0	19,402	0	19,402

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Sovereign Issues	$0	$6,084	$0	$6,084
Warrants
Financials	0	0	0	0
Utilities	28	0	0	28
Preferred Securities
Banking & Finance	168	9,815	0	9,983
Short-Term Instruments
Repurchase Agreements	0	4,129	0	4,129
Argentina Treasury Bills	0	28	0	28
U.S. Treasury Bills	0	589	0	589

	$196	$246,213	$23,670	$270,079

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$42,171	$0	$0	$42,171

Total Investments	$42,367	$246,213	$23,670	$312,250

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(4,071)	$0	$(4,071)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$19	$337	$0	$356
Over the counter	0	1,152	0	1,152

	$19	$1,489	$0	$1,508

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(54)	(101)	0	(155)
Over the counter	0	(1,429)	0	(1,429)

	$(54)	$(1,530)	$0	$(1,584)

Total Financial Derivative Instruments	$(35)	$(41)	$0	$(76)

Totals	$42,332	$242,101	$23,670	$308,103

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$11,084	$11,202	$(4,910)	$69	$15	$(1,758)	$5,087	$(744)	$20,045	$(1,530)
Corporate Bonds & Notes
Banking & Finance	2,935	0	0	0	0	452	0	0	3,387	452
Industrials	0	2	0	0	0	4	0	0	6	4
U.S. Government Agencies	233	0	(5)	11	2	(9)	0	0	232	(9)
Warrants
Financials	0	0	0	0	0	0	0	0	0	0

Totals	$14,252	$11,204	$(4,915)	$80	$17	$(1,311)	$5,087	$(744)	$23,670	$(1,083)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,238	Proxy Pricing	Base Price	96.750	—
	18,807	Third Party Vendor	Broker Quote	78.500-99.625	89.348
Corporate Bonds & Notes
Banking & Finance	0	Other Valuation Techniques(2)	—	—	—
	3,387	Reference Instrument	Option Adjusted Spread	538.500 bps	—
Industrials	6	Other Valuation Techniques(2)	—	—	—
U.S. Government Agencies	232	Proxy Pricing	Base Price	60.830	—
Warrants
Financials	0	Other Valuation Techniques(2)	—	—	—

Total	$23,670

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO Diversified Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.7%

Aleris International, Inc.
5.739% (LIBOR03M + 4.750%) due 02/27/2023 ~		$2,407	$2,202

Altice France S.A.
4.392% (LIBOR03M + 3.688%) due 01/31/2026 ~		3,049	2,866
4.705% (LIBOR03M + 4.000%) due 08/14/2026 ~		5,497	5,204

Altra Industrial Motion Corp.
2.989% (LIBOR03M + 2.000%) due 10/01/2025 ~		239	219

Altran Technologies S.A.
3.000% (EUR003M + 3.000%) due 03/20/2025 ~	EUR	666	705

American Builders & Contractors Supply Co., Inc.
2.989% (LIBOR03M + 2.000%) due 01/15/2027 ~		$1,095	994

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~		2,100	2,044

API Group, Inc.
3.489% (LIBOR03M + 2.500%) due 10/01/2026 ~		400	368

Asurion LLC
3.989% (LIBOR03M + 3.000%) due 11/03/2024 ~		226	213
7.489% (LIBOR03M + 6.500%) due 08/04/2025 «~		80	75

Avaya, Inc.
4.955% (LIBOR03M + 4.250%) due 12/15/2024 ~		359	308

Avolon TLB Borrower (U.S.) LLC
2.273% (LIBOR03M + 1.500%) due 02/12/2027 «~		100	90
2.523% (LIBOR03M + 1.750%) due 01/15/2025 ~		70	63

B.C. Unlimited Liability Co.
2.739% (LIBOR03M + 1.750%) due 11/19/2026 ~		89	83

Bausch Health Cos., Inc.
3.362% (LIBOR03M + 2.750%) due 11/27/2025 ~		26	24
3.612% (LIBOR03M + 3.000%) due 06/02/2025 ~		1,960	1,879

Beacon Roofing Supply, Inc.
3.239% (LIBOR03M + 2.250%) due 01/02/2025 ~		98	89

Blackstone CQP Holdco LP
4.616% (LIBOR03M + 3.500%) due 09/30/2024 ~		3,226	2,629

Caesars Entertainment Operating Co.
2.989% (LIBOR03M + 2.000%) due 10/07/2024 ~		324	269

Caesars Resort Collection LLC
3.739% (LIBOR03M + 2.750%) due 12/23/2024 ~		1,075	883

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~		3,719	3,457

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		5,776	5,583

CityCenter Holdings LLC
3.239% (LIBOR03M + 2.250%) due 04/18/2024 ~		389	345

Clear Channel Outdoor Holdings, Inc.
4.489% (LIBOR03M + 3.500%) due 08/21/2026 ~		997	904

CommScope, Inc.
4.239% (LIBOR03M + 3.250%) due 04/06/2026 «~		478	454

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Core & Main LP
4.330% - 4.331% (LIBOR03M + 2.750%) due 08/01/2024 ~		$192	$170

CSC Holdings LLC
3.112% (LIBOR03M + 2.500%) due 04/15/2027 ~		198	191

Dell International LLC
2.990% (LIBOR03M + 2.000%) due 09/19/2025 ~		96	92

Delos Finance SARL
3.200% (LIBOR03M + 1.750%) due 10/06/2023 ~		140	125

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		1,448	1,097

Dubai World (3.000% Cash and 1.750% PIK)
4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)		5,034	4,695

Dun & Bradstreet Corp.
4.959% (LIBOR03M + 4.000%) due 02/06/2026 «~		200	184

Energizer Holdings, Inc.
3.875% (LIBOR03M + 2.250%) due 12/17/2025 ~		94	91

Envision Healthcare Corp.
4.739% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,284	688

Financial & Risk U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	2,294	2,438
4.239% (LIBOR03M + 3.250%) due 10/01/2025 ~		$5,678	5,489

Forest City Enterprises LP
4.489% (LIBOR03M + 3.500%) due 12/08/2025 «~		326	280

Front Range Bidco, Inc.
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	800	796

FrontDoor, Inc.
3.500% (LIBOR03M + 2.500%) due 08/16/2025 «~		$158	152

Gardner Denver, Inc.
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~		3,621	3,422

Gates Global LLC
3.750% (LIBOR03M + 2.750%) due 04/01/2024 ~		1,901	1,711

Global Medical Response, Inc.
5.863% (LIBOR03M + 4.250%) due 03/14/2025 ~		294	265

Golden Entertainment, Inc.
3.960% (LIBOR03M + 3.000%) due 10/21/2024 «~		386	295

Hilton Worldwide Finance LLC
2.697% (LIBOR03M + 1.750%) due 06/22/2026 ~		2,639	2,474

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	4,900	4,999

Ingersoll Rand Co. Ltd.
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~		$490	461

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~		3,971	3,703

Iridium Satellite LLC
4.750% (LIBOR03M + 3.750%) due 11/04/2026 ~		500	477

Marriott Ownership Resorts, Inc.
2.739% (LIBOR03M + 1.750%) due 08/29/2025 ~		154	136

McAfee LLC
4.691% (LIBOR03M + 3.750%) due 09/30/2024 ~		289	270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDermott Technology Americas, Inc.
TBD% due 05/09/2025 ^(d)		$200	$60

MH Sub LLC
4.822% (LIBOR03M + 3.750%) due 09/13/2024 ~		3,929	3,418

NCI Building Systems, Inc.
4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~		692	606

Nexstar Broadcasting, Inc.
4.331% (LIBOR03M + 2.750%) due 09/18/2026 ~		336	318

Nielsen Finance LLC
3.005% (LIBOR03M + 2.000%) due 10/04/2023 ~		553	519

Parexel International Corp.
3.739% (LIBOR03M + 2.750%) due 09/27/2024 ~		317	273

PG&E Corp.
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~		5,250	5,223

Qatar National Bank SAQ
2.595% (LIBOR03M + 0.900%) due 12/22/2020 «~		7,500	7,500

RegionalCare Hospital Partners Holdings, Inc.
4.739% (LIBOR03M + 3.750%) due 11/17/2025 ~		252	231

RPI Intermediate Finance Trust
2.739% (LIBOR03M + 1.750%) due 02/11/2027 ~		464	433

Sprint Communications, Inc.
3.500% (LIBOR03M + 2.500%) due 02/02/2024 «~		14,162	14,109

Staples, Inc.
6.515% (LIBOR03M + 5.000%) due 04/16/2026 ~		2,557	2,055

Starfruit Finco BV
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	800	810
3.863% (LIBOR03M + 3.000%) due 10/01/2025 «~		$1,119	1,024

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~		5,000	4,995
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~		13,500	13,486

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,600	1,604

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 «~		752	688

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~		2,300	2,266

TransDigm, Inc.
3.239% (LIBOR03M + 2.250%) due 12/09/2025 ~		6,384	5,969

Tronox Finance LLC
3.739% - 4.200% (LIBOR03M + 2.750%) due 09/23/2024 ~		84	76

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,303	1,114

Verifone Systems, Inc.
5.695% (LIBOR03M + 4.000%) due 08/20/2025 ~		494	328

Zayo Group Holdings, Inc.
3.989% (LIBOR03M + 3.000%) due 03/09/2027 ~		2,400	2,250

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		494	405

Ziggo Financing Partnership
3.205% (LIBOR03M + 2.500%) due 04/30/2028 ~		1,410	1,317

Total Loan Participations and Assignments (Cost $145,800)			137,728

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 41.4%

BANKING & FINANCE 18.3%

ABN AMRO Bank NV
2.450% due 06/04/2020		$200	$199

AerCap Ireland Capital DAC
3.650% due 07/21/2027		10,055	7,809
4.450% due 12/16/2021		150	134
4.450% due 04/03/2026		550	473
4.625% due 10/30/2020		3,955	3,837
4.875% due 01/16/2024		300	258
5.000% due 10/01/2021		1,300	1,167

Air Lease Corp.
2.500% due 03/01/2021		30	28

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	123	137

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025		$120	125

Allied Universal Holdco LLC
6.625% due 07/15/2026		1,988	1,957

Ally Financial, Inc.
3.875% due 05/21/2024		1,400	1,269
4.125% due 02/13/2022		40	39
4.250% due 04/15/2021		1,175	1,154
4.625% due 05/19/2022		100	97
8.000% due 11/01/2031		12,556	14,403

Altice France Holding S.A.
10.500% due 05/15/2027		750	795

Ambac LSNI LLC
6.450% due 02/12/2023 •		3,474	3,326

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030		500	470

American Homes 4 Rent LP
4.250% due 02/15/2028		1,010	1,004
4.900% due 02/15/2029		1,880	1,836

American International Group, Inc.
5.750% due 04/01/2048 •		950	835
6.250% due 05/01/2036		5,600	6,690

American Tower Corp.
2.750% due 01/15/2027		1,860	1,805
2.900% due 01/15/2030		870	852
2.950% due 01/15/2025		1,225	1,226
3.000% due 06/15/2023		44	44
3.300% due 02/15/2021		100	100
3.375% due 10/15/2026		290	291
3.700% due 10/15/2049		800	775
3.800% due 08/15/2029		1,925	1,976

Aroundtown S.A.
3.250% due 07/18/2027	GBP	2,200	2,741

Athene Holding Ltd.
4.125% due 01/12/2028		$400	362

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,000	1,555
3.250% due 02/15/2027		300	236
5.250% due 05/15/2024		4,700	4,013

Axis Bank Ltd.
3.250% due 05/21/2020		300	301

Banco Bradesco S.A.
2.850% due 01/27/2023		3,100	2,935
3.200% due 01/27/2025		3,000	2,749

Banco BTG Pactual S.A.
4.500% due 01/10/2025		4,900	4,312
5.500% due 01/31/2023		500	480

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	5,400	1,593

Banco del Estado de Chile
2.704% due 01/09/2025		$1,400	1,309

Banco do Brasil S.A.
4.875% due 04/19/2023		5,500	5,424

Banco Santander Chile
2.700% due 01/10/2025		3,000	2,892

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Votorantim S.A.
4.500% due 09/24/2024		$600	$542

Bank of America Corp.
2.104% (US0003M + 0.790%) due 03/05/2024 ~		140	131
2.884% due 10/22/2030 •		4,490	4,493
3.705% due 04/24/2028 •		8,900	9,324

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	4,200	4,479

Banque PSA Finance S.A.
5.750% due 04/04/2021		$1,447	1,502

Barclays Bank PLC
7.625% due 11/21/2022 (i)		19,267	19,720

Barclays PLC
2.375% due 10/06/2023 •	GBP	100	121
3.250% due 02/12/2027		300	354
3.250% due 01/17/2033		800	875
3.650% due 03/16/2025		$200	198
4.337% due 01/10/2028		300	306
4.338% due 05/16/2024 •		200	193
4.375% due 01/12/2026		300	306
7.125% due 06/15/2025 •(h)(i)	GBP	3,700	3,938
7.250% due 03/15/2023 •(h)(i)		4,000	4,472
7.875% due 09/15/2022 •(h)(i)		200	217
8.000% due 12/15/2020 •(h)(i)	EUR	2,000	2,106
8.000% due 06/15/2024 •(h)(i)		$3,000	2,788

BGC Partners, Inc.
5.375% due 07/24/2023		460	460

BNP Paribas S.A.
3.052% due 01/13/2031 •		4,600	4,375
3.375% due 01/09/2025		1,000	995
4.400% due 08/14/2028		1,200	1,293
4.705% due 01/10/2025 •		500	522
7.000% due 08/16/2028 •(h)(i)		1,700	1,647

BOC Aviation Ltd.
2.375% due 09/15/2021		200	200
2.750% due 09/18/2022		1,600	1,647
3.500% due 01/31/2023		200	210
4.000% due 01/25/2024		200	216

Brandywine Operating Partnership LP
3.950% due 02/15/2023		40	41
3.950% due 11/15/2027		100	94
4.100% due 10/01/2024		520	518

Brighthouse Financial, Inc.
3.700% due 06/22/2027		410	357

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~		925	910
4.125% due 05/15/2029		190	195

Brookfield Finance, Inc.
3.900% due 01/25/2028		432	445
4.700% due 09/20/2047		626	591

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		1,595	1,303

CIT Group, Inc.
4.125% due 03/09/2021		320	317
4.750% due 02/16/2024		1,000	981
5.000% due 08/15/2022		9,612	9,444
5.000% due 08/01/2023		9,675	9,369

Citibank N.A.
3.650% due 01/23/2024		2,000	2,099

Citigroup, Inc.
2.754% (US0003M + 0.960%) due 04/25/2022 ~		400	392
3.010% (US0003M + 1.430%) due 09/01/2023 ~		650	636
3.142% due 01/24/2023 •		400	405

CNO Financial Group, Inc.
5.250% due 05/30/2025		819	855
5.250% due 05/30/2029		2,970	2,900

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	300	318
6.625% due 06/29/2021 •(h)(i)		400	423

Credit Acceptance Corp.
5.125% due 12/31/2024		$1,200	1,101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole S.A.
3.750% due 04/24/2023		$500	$510
7.500% due 06/23/2026 •(h)(i)	GBP	200	228

Credit Suisse AG
2.100% due 11/12/2021		$4,050	4,035
6.500% due 08/08/2023 (i)		12,200	12,472

Credit Suisse Group AG
2.024% (US0003M + 1.240%) due 06/12/2024 ~		900	796
2.593% due 09/11/2025 •		2,750	2,617
2.997% due 12/14/2023 •		500	487
3.869% due 01/12/2029 •		4,250	4,311
4.207% due 06/12/2024 •		1,000	984
6.250% due 12/18/2024 •(h)(i)		2,100	1,950
6.375% due 08/21/2026 •(h)(i)		250	220
7.250% due 09/12/2025 •(h)(i)		500	454
7.500% due 07/17/2023 •(h)(i)		1,800	1,660
7.500% due 12/11/2023 •(h)(i)		1,200	1,163

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		250	256

Crown Castle International Corp.
3.100% due 11/15/2029		1,020	984
3.200% due 09/01/2024		334	334
3.650% due 09/01/2027		1,464	1,462
4.000% due 03/01/2027		199	206
4.000% due 11/15/2049		500	477

CyrusOne LP
1.450% due 01/22/2027	EUR	300	290
3.450% due 11/15/2029		$600	533

Deutsche Bank AG
3.961% due 11/26/2025 •		2,600	2,409
4.250% due 10/14/2021		24,800	23,610
6.000% due 10/30/2025 •(h)(i)		1,000	672

Discover Bank
2.450% due 09/12/2024		1,200	1,152
3.350% due 02/06/2023		300	302
4.650% due 09/13/2028		1,100	1,118

Doctors Co.
6.500% due 10/15/2023		10,425	11,407

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		7,521	7,638

E*TRADE Financial Corp.
2.950% due 08/24/2022		138	136
3.800% due 08/24/2027		2,906	2,941

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	9,032	9,663

EPR Properties
3.750% due 08/15/2029		$800	600
4.500% due 06/01/2027		50	45

Equinix, Inc.
2.875% due 10/01/2025	EUR	200	210
2.875% due 02/01/2026		2,100	2,242
3.200% due 11/18/2029		$910	848

ERP Operating LP
3.250% due 08/01/2027		138	138
4.000% due 08/01/2047		78	78

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	1,400	1,539

ESH Hospitality, Inc.
4.625% due 10/01/2027		$1,200	943

Essex Portfolio LP
2.650% due 03/15/2032		690	616

Fastighets AB Balder
1.125% due 03/14/2022	EUR	200	221

Ford Motor Credit Co. LLC
1.744% due 07/19/2024		800	692
2.645% (US0003M + 1.270%) due 03/28/2022 ~		$200	163
2.710% (US0003M + 0.810%) due 04/05/2021 ~		900	833
2.843% (US0003M + 1.080%) due 08/03/2022 ~		200	164
2.927% (US0003M + 1.235%) due 02/15/2023 ~		200	158
3.087% due 01/09/2023		3,900	3,529

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.550% due 10/07/2022		$3,300	$3,094
3.813% due 10/12/2021		200	192
4.424% (US0003M + 2.550%) due 01/07/2021 ~		400	380
5.596% due 01/07/2022		200	194
5.875% due 08/02/2021		900	886

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		3,544	2,627
6.750% due 03/15/2022		7,245	6,744

Freedom Mortgage Corp.
8.125% due 11/15/2024		420	342
10.750% due 04/01/2024		900	792

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		1,200	1,302

GE Capital UK Funding Unlimited Co.
5.875% due 11/04/2020	GBP	10	13

General Motors Financial Co., Inc.
2.685% (US0003M + 1.310%) due 06/30/2022 ~		$100	79
2.728% (US0003M + 0.850%) due 04/09/2021 ~		100	90

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,000	1,107

GLP Capital LP
4.000% due 01/15/2030		$100	85
5.250% due 06/01/2025		1,002	934
5.375% due 04/15/2026		100	89
5.750% due 06/01/2028		1,090	971

Goldman Sachs Group, Inc.
2.801% (US0003M + 1.000%) due 07/24/2023 ~		100	95
2.876% due 10/31/2022 •		5,000	5,030

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		1,100	1,038

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		490	447

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		800	748

Healthpeak Properties, Inc.
3.250% due 07/15/2026		160	160

Host Hotels & Resorts LP
3.875% due 04/01/2024		560	529

Howard Hughes Corp.
5.375% due 03/15/2025		1,115	1,087

HSBC Holdings PLC
1.434% (US0003M + 0.650%) due 09/11/2021 ~		3,400	3,325
2.164% (US0003M + 1.380%) due 09/12/2026 ~		1,700	1,620
3.262% due 03/13/2023 •		1,130	1,133
3.803% due 03/11/2025 •		300	313
3.973% due 05/22/2030 •		1,140	1,173
4.041% due 03/13/2028 •		1,020	1,040
4.292% due 09/12/2026 •		1,000	1,047
4.583% due 06/19/2029 •		400	427
5.875% due 09/28/2026 •(h)(i)	GBP	2,500	2,776
6.000% due 09/29/2023 •(h)(i)	EUR	1,500	1,551
6.250% due 03/23/2023 •(h)(i)		$700	649
6.500% due 03/23/2028 •(h)(i)		2,800	2,620

Hudson Pacific Properties LP
3.250% due 01/15/2030		480	445
3.950% due 11/01/2027		633	604
4.650% due 04/01/2029		300	309

Indian Railway Finance Corp. Ltd.
3.950% due 02/13/2050		1,000	824

Industrial & Commercial Bank of China Ltd.
2.484% (US0003M + 0.750%) due 11/08/2020 ~		1,000	1,002
3.538% due 11/08/2027		400	436

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		2,800	2,426

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
4.625% due 04/15/2021		$150	$139
8.250% due 12/15/2020		1,380	1,372
8.625% due 01/15/2022		520	505

Intesa Sanpaolo SpA
5.017% due 06/26/2024		200	204
6.500% due 02/24/2021		12,725	12,900

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		1,900	1,809
3.250% due 01/24/2025		4,000	3,749

Jefferies Finance LLC
6.250% due 06/03/2026		4,345	4,050
7.250% due 08/15/2024		7,480	6,498

JPMorgan Chase & Co.
2.696% (US0003M + 0.890%) due 07/23/2024 ~		2,462	2,223
3.509% due 01/23/2029 •		10,000	10,326
3.797% due 07/23/2024 •		1,990	2,086

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		800	800

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	23,238	1,986

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	200	251

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$861	777

KSA Sukuk Ltd.
2.894% due 04/20/2022		2,000	2,010
2.969% due 10/29/2029		380	374

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		1,210	965

LeasePlan Corp. NV
2.875% due 10/24/2024		600	589
7.375% due 05/29/2024 •(h)(i)	EUR	2,000	1,799

Liberty Mutual Finance Europe DAC
1.750% due 03/27/2024		260	285

Life Storage LP
3.875% due 12/15/2027		$112	101
4.000% due 06/15/2029		140	143

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		109	117

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	3,500	3,221

Lloyds Bank PLC
2.250% due 08/14/2022		$3,420	3,411
7.500% due 04/02/2032 þ		3,200	2,891

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		1,410	1,376
2.250% due 10/16/2024	GBP	200	240
2.858% due 03/17/2023 •		$3,500	3,454
4.050% due 08/16/2023		1,700	1,771
4.375% due 03/22/2028		200	216
4.550% due 08/16/2028		1,000	1,063
6.375% due 06/27/2020 •(h)(i)	EUR	1,700	1,732
7.500% due 09/27/2025 •(h)(i)		$2,400	2,159
7.625% due 06/27/2023 •(h)(i)	GBP	1,500	1,583

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$854	811

MGM Growth Properties Operating Partnership LP
5.750% due 02/01/2027		810	708

Mitsubishi UFJ Financial Group, Inc.
2.193% due 02/25/2025		3,500	3,473
2.623% due 07/18/2022		1,870	1,870
3.455% due 03/02/2023		1,646	1,687

Mizuho Financial Group, Inc.
2.869% due 09/13/2030 •		1,000	952

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,200	1,459
3.692% due 06/05/2028		3,200	3,770
4.625% due 08/01/2029		$1,570	1,453

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		1,960	1,677

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
3.766% due 03/08/2024 •		$1,000	$972
3.960% due 07/18/2030 •		2,400	2,431
4.363% due 08/01/2024 •		1,700	1,710

Navient Corp.
5.000% due 10/26/2020		200	198
5.625% due 01/25/2025		100	82
5.875% due 03/25/2021		4,975	4,891
6.150% due 03/10/2021		400	386
6.625% due 07/26/2021		1,440	1,486

Newmark Group, Inc.
6.125% due 11/15/2023		1,330	1,355

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,700	1,667

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	680
4.950% due 04/01/2024		1,900	1,881

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		330	312

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		736	698
5.250% due 08/15/2022		8,434	7,631

Physicians Realty LP
3.950% due 01/15/2028		23	22
4.300% due 03/15/2027		3,000	2,803

Piper Jaffray Cos.
4.740% due 10/15/2021		600	569
5.200% due 10/15/2023		2,100	1,992

Quicken Loans, Inc.
5.250% due 01/15/2028		2,945	2,900

Radian Group, Inc.
4.875% due 03/15/2027		1,100	1,093

Raymond James Financial, Inc.
4.650% due 04/01/2030		250	262

Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	7,000	7,667
3.162% (US0003M + 1.470%) due 05/15/2023 ~		$2,778	2,639
3.498% due 05/15/2023 •		1,858	1,836
4.269% due 03/22/2025 •		240	247
7.648% due 09/30/2031 •(h)		1,750	2,241
8.625% due 08/15/2021 •(h)(i)		22,000	21,567

Sabra Health Care LP
3.900% due 10/15/2029		150	135
5.125% due 08/15/2026		1,000	948

Santander Holdings USA, Inc.
3.244% due 10/05/2026		5,000	4,475
3.400% due 01/18/2023		300	297

Santander UK Group Holdings PLC
0.481% (EUR003M + 0.850%) due 03/27/2024 ~	EUR	500	515
3.373% due 01/05/2024 •		$200	202
3.823% due 11/03/2028 •		900	950
6.750% due 06/24/2024 •(h)(i)	GBP	2,300	2,324
7.375% due 06/24/2022 •(h)(i)		4,250	4,364

Santander UK PLC
2.100% due 01/13/2023		$1,000	971
2.200% (US0003M + 0.620%) due 06/01/2021 ~		500	466
2.875% due 06/18/2024		2,000	2,001
3.400% due 06/01/2021		1,500	1,503

SBA Communications Corp.
3.875% due 02/15/2027		1,520	1,535

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		900	894
5.250% due 05/23/2023 (i)		600	596
5.717% due 06/16/2021		14,050	14,380

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		1,600	1,120
5.950% due 10/24/2022		4,100	3,188

SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,589

SLM Corp.
5.125% due 04/05/2022		620	538

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		$300	$321
4.125% due 07/15/2023		200	216

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)		3,100	2,587

Spirit Realty LP
3.200% due 01/15/2027		500	456
3.400% due 01/15/2030		550	474

Springleaf Finance Corp.
5.375% due 11/15/2029		1,784	1,643
5.625% due 03/15/2023		4,000	3,950
6.125% due 05/15/2022		2,401	2,454
6.125% due 03/15/2024		5,810	5,781
6.625% due 01/15/2028		20	19
6.875% due 03/15/2025		490	497
7.125% due 03/15/2026		1,740	1,713
7.750% due 10/01/2021		5,461	5,491
8.250% due 12/15/2020		1,882	1,895

Standard Chartered PLC
4.305% due 05/21/2030 •		2,600	2,620

Starwood Property Trust, Inc.
5.000% due 12/15/2021		100	92

Sumitomo Mitsui Financial Group, Inc.
2.348% due 01/15/2025		900	896
2.750% due 01/15/2030		1,900	1,851

Synchrony Financial
3.700% due 08/04/2026		1,000	913

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	95	144
5.801% due 10/13/2040		204	319
6.052% due 10/13/2039		7,559	11,843

TP ICAP PLC
5.250% due 05/29/2026		4,900	5,668

Trust Fibra Uno
4.869% due 01/15/2030		$1,260	1,096
6.390% due 01/15/2050		2,500	2,326
6.950% due 01/30/2044		1,620	1,535

UBS AG
4.750% due 02/12/2026 •(i)	EUR	400	436
5.125% due 05/15/2024 (i)		$200	202
7.625% due 08/17/2022 (i)		19,500	20,095

UBS Group AG
7.000% due 02/19/2025 •(h)(i)		200	194
7.125% due 08/10/2021 •(h)(i)		3,700	3,630

UniCredit SpA
5.738% (US0003M + 3.900%) due 01/14/2022 ~		2,250	2,117
6.572% due 01/14/2022		2,050	2,090
7.830% due 12/04/2023		4,950	5,293

VEREIT Operating Partnership LP
3.100% due 12/15/2029		1,300	1,127
3.950% due 08/15/2027		438	417

VICI Properties LP
4.250% due 12/01/2026		2,030	1,874

Virgin Money UK PLC
4.000% due 09/03/2027 •	GBP	500	578

Washington Prime Group LP
6.450% due 08/15/2024		$2,805	1,665

Wells Fargo & Co.
2.164% due 02/11/2026 •		2,000	1,955
3.000% due 04/22/2026		282	291
3.196% due 06/17/2027 •		7,200	7,428
3.550% due 09/29/2025		400	423

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •		1,220	1,215
3.550% due 08/14/2023		1,500	1,575

Welltower, Inc.
2.700% due 02/15/2027		500	477
4.250% due 04/15/2028		385	389

Weyerhaeuser Co.
4.000% due 04/15/2030		2,410	2,425
6.950% due 10/01/2027		460	539

			685,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 17.6%

AbbVie, Inc.
2.300% due 11/21/2022		$1,680	$1,681

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		1,000	1,090

Air Canada Pass-Through Trust
3.600% due 09/15/2028		594	619

Aker BP ASA
3.750% due 01/15/2030		600	452

Albertsons Cos., Inc.
4.625% due 01/15/2027		100	100
4.875% due 02/15/2030		100	100

Alibaba Group Holding Ltd.
4.000% due 12/06/2037		500	568

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		500	476
3.550% due 10/01/2027		600	596

Allergan Sales LLC
5.000% due 12/15/2021		50	52

ALROSA Finance S.A.
4.650% due 04/09/2024		2,200	2,225
7.750% due 11/03/2020		4,179	4,243

Altice Financing S.A.
2.250% due 01/15/2025	EUR	300	297
5.000% due 01/15/2028		$1,200	1,071
7.500% due 05/15/2026		9,000	8,802

Altice France Holding S.A.
8.000% due 05/15/2027	EUR	600	655

Altice France S.A.
2.125% due 02/15/2025		3,900	3,951
5.500% due 01/15/2028		$1,000	942
7.375% due 05/01/2026		11,410	11,587
8.125% due 02/01/2027		700	734

Amazon.com, Inc.
3.150% due 08/22/2027		740	812
3.875% due 08/22/2037		580	698
4.050% due 08/22/2047		1,710	2,193
4.250% due 08/22/2057		880	1,222

American Airlines Pass-Through Trust
3.150% due 08/15/2033		295	270
3.350% due 04/15/2031		230	231
3.600% due 04/15/2031		165	152
3.650% due 02/15/2029		341	326

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		450	412
5.875% due 05/15/2026		88	84

Amgen, Inc.
4.000% due 09/13/2029	GBP	100	135

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		$520	526
4.600% due 04/15/2048		3,000	3,193
4.750% due 01/23/2029		1,620	1,785
4.750% due 04/15/2058		720	743
4.950% due 01/15/2042		1,400	1,517

Apple, Inc.
2.950% due 09/11/2049		3,250	3,447

Arconic Corp.
6.125% due 02/15/2028		220	227

Ardagh Packaging Finance PLC
5.250% due 08/15/2027		300	309

Arrow Electronics, Inc.
3.250% due 09/08/2024		300	284

Asbury Automotive Group, Inc.
4.500% due 03/01/2028		85	73
4.750% due 03/01/2030		107	92

Ashtead Capital, Inc.
4.000% due 05/01/2028		700	605
5.250% due 08/01/2026		300	287

AutoNation, Inc.
3.350% due 01/15/2021		130	129

Avon International Capital PLC
6.500% due 08/15/2022		620	554

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		$556	$558
4.375% due 01/15/2028		4,520	4,201

Baidu, Inc.
3.875% due 09/29/2023		1,100	1,142

BAT Capital Corp.
2.294% due 08/14/2020 •		430	423
2.572% (US0003M + 0.880%) due 08/15/2022 ~		230	212
2.764% due 08/15/2022		430	424
3.222% due 08/15/2024		1,924	1,936
3.557% due 08/15/2027		1,074	1,014
4.390% due 08/15/2037		770	716
4.540% due 08/15/2047		766	703

Bausch Health Americas, Inc.
8.500% due 01/31/2027		270	284

Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	2,300	2,448
5.000% due 01/30/2028		$500	477
5.250% due 01/30/2030		1,000	943
5.500% due 11/01/2025		500	508
6.500% due 03/15/2022		450	456
7.000% due 03/15/2024		867	894
7.000% due 01/15/2028		200	209
9.000% due 12/15/2025		400	425

Bayer U.S. Finance LLC
1.846% (US0003M + 0.630%) due 06/25/2021 ~		500	484
3.500% due 06/25/2021		200	200
4.250% due 12/15/2025		900	937
4.375% due 12/15/2028		800	857

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025		74	67

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		1,200	684

Block Communications, Inc.
4.875% due 03/01/2028		1,490	1,394

Bombardier, Inc.
5.750% due 03/15/2022		100	76
6.000% due 10/15/2022		400	303
6.125% due 05/15/2021	EUR	300	287
6.125% due 01/15/2023		$500	356
7.500% due 12/01/2024		2,500	1,672
7.500% due 03/15/2025		2,000	1,400

Boyd Gaming Corp.
6.000% due 08/15/2026		170	148

Braskem Netherlands Finance BV
4.500% due 01/10/2028		400	320

Bristol-Myers Squibb Co.
2.072% (US0003M + 0.380%) due 05/16/2022 ~		205	200
2.900% due 07/26/2024		860	913
3.200% due 06/15/2026		860	921
3.250% due 08/15/2022		150	156
3.400% due 07/26/2029		860	947
4.125% due 06/15/2039		240	291
4.625% due 05/15/2044		100	128

Broadcom Corp.
3.000% due 01/15/2022		974	966
3.625% due 01/15/2024		425	421
3.875% due 01/15/2027		329	314

Broadcom, Inc.
3.125% due 04/15/2021		1,660	1,640
3.625% due 10/15/2024		310	305
4.250% due 04/15/2026		1,100	1,120
4.750% due 04/15/2029		1,750	1,781

Buckeye Partners LP
4.125% due 03/01/2025		1,020	868
4.500% due 03/01/2028		1,330	1,101

Builders FirstSource, Inc.
6.750% due 06/01/2027		180	178

Camelot Finance S.A.
4.500% due 11/01/2026		200	195

Cameron LNG LLC
3.302% due 01/15/2035		300	261

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.402% due 01/15/2038	$400	$314
3.701% due 01/15/2039	300	267

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	960	898

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	140	137

CCO Holdings LLC
5.125% due 05/01/2027	1,000	1,012
5.375% due 06/01/2029	100	103

CDK Global, Inc.
5.250% due 05/15/2029	920	942

Centene Corp.
3.375% due 02/15/2030	1,700	1,587
4.250% due 12/15/2027	2,200	2,216
4.625% due 12/15/2029	1,710	1,728
4.750% due 01/15/2025	2,200	2,241
5.375% due 08/15/2026	3,735	3,852

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	200	212

Charles River Laboratories International, Inc.
4.250% due 05/01/2028	220	213

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~	3,604	3,503
3.579% due 07/23/2020	288	287
4.800% due 03/01/2050	3,880	4,062
4.908% due 07/23/2025	4,500	4,856
5.125% due 07/01/2049	4,490	4,798
5.375% due 04/01/2038	500	542
5.375% due 05/01/2047	100	109
6.484% due 10/23/2045	1,000	1,228

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	1,410	1,061
5.875% due 03/31/2025	3,900	3,559
7.000% due 06/30/2024	200	176

Choice Hotels International, Inc.
3.700% due 12/01/2029	1,250	1,009

Citrix Systems, Inc.
3.300% due 03/01/2030	910	852

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	1,455	1,260

CommScope Technologies LLC
5.000% due 03/15/2027	1,000	875

CommScope, Inc.
5.500% due 03/01/2024	682	694
6.000% due 03/01/2026	583	585
8.250% due 03/01/2027 (l)	955	926

Community Health Systems, Inc.
6.250% due 03/31/2023	2,612	2,499
6.625% due 02/15/2025	270	252
8.000% due 03/15/2026	2,640	2,523

Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~	82	81
3.800% due 10/22/2021	235	237
4.300% due 05/01/2024	628	653

Connect Finco SARL
6.750% due 10/01/2026	2,250	1,868

Constellation Brands, Inc.
4.100% due 02/15/2048	1,000	917

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)	1,210	484
10.000% due 11/09/2024 ^«(c)(d)	177	4

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	100	87

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(d)	2,700	0
9.250% due 06/30/2020 ^«(d)	14,300	0

Cox Communications, Inc.
3.150% due 08/15/2024	2,940	3,012

CSC Holdings LLC
5.375% due 02/01/2028	500	513
6.500% due 02/01/2029	1,800	1,951

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSN Resources S.A.
7.625% due 02/13/2023		$800	$561

CVS Health Corp.
3.250% due 08/15/2029		100	98
4.100% due 03/25/2025		1,600	1,687
4.300% due 03/25/2028		2,400	2,554
4.780% due 03/25/2038		565	623

CVS Pass-Through Trust
5.773% due 01/10/2033		290	356
5.926% due 01/10/2034		31	35
6.036% due 12/10/2028		83	90
6.943% due 01/10/2030		7,608	9,484
7.507% due 01/10/2032		5,263	6,847
8.353% due 07/10/2031		1,150	1,382

DAE Funding LLC
4.000% due 08/01/2020		26,337	26,038
5.250% due 11/15/2021		5,359	4,900
5.750% due 11/15/2023		1,796	1,677

Daimler Finance North America LLC
3.400% due 02/22/2022		3,850	3,745

Delhi International Airport Ltd.
6.450% due 06/04/2029		900	745

Dell International LLC
4.900% due 10/01/2026		2,440	2,436
5.300% due 10/01/2029		3,170	3,090
6.020% due 06/15/2026		3,000	3,199
8.100% due 07/15/2036		100	115
8.350% due 07/15/2046		1,400	1,651

Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		25	25

Diamond Offshore Drilling, Inc.
7.875% due 08/15/2025		2,127	562

Diamond Resorts International, Inc.
7.750% due 09/01/2023		3,072	2,235
10.750% due 09/01/2024		2,190	1,355

Diamond Sports Group LLC
5.375% due 08/15/2026		3,163	2,588
6.625% due 08/15/2027 (l)		1,677	1,131

DISH DBS Corp.
5.875% due 07/15/2022		1,300	1,273

Dominion Energy Gas Holdings LLC
1.341% (US0003M + 0.600%) due 06/15/2021 ~		1,730	1,663

DP World PLC
2.375% due 09/25/2026	EUR	1,100	1,133
4.250% due 09/25/2030	GBP	500	565

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		$2,050	1,826

Dun & Bradstreet Corp.
6.875% due 08/15/2026		1,900	1,987

Ecopetrol S.A.
7.375% due 09/18/2043		3,130	3,190

Edwards Lifesciences Corp.
4.300% due 06/15/2028		368	402

Elanco Animal Health, Inc.
5.650% due 08/28/2028		540	571

Embotelladora Andina S.A.
3.950% due 01/21/2050		1,000	856

EMC Corp.
2.650% due 06/01/2020		812	810
3.375% due 06/01/2023		3,000	2,977

Enbridge, Inc.
2.195% (US0003M + 0.500%) due 02/18/2022 ~		1,600	1,487

Energizer Holdings, Inc.
6.375% due 07/15/2026		253	257
7.750% due 01/15/2027		370	385

Energy Transfer Operating LP
3.750% due 05/15/2030		670	528
5.000% due 05/15/2050		590	460
5.250% due 04/15/2029		200	170
5.875% due 01/15/2024		130	123
6.125% due 12/15/2045		2,880	2,401

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Ventures Gom LLC
11.000% due 02/15/2023	$1,202	$708

Entegris, Inc.
4.625% due 02/10/2026	200	191

Enterprise Products Operating LLC
3.125% due 07/31/2029	750	695
4.200% due 01/31/2050	200	190

EQT Corp.
3.000% due 10/01/2022	300	253
7.000% due 02/01/2030	800	602

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~	415	405
3.600% due 08/15/2021	170	170
Expedia Group, Inc.
3.250% due 02/15/2030	610	500

F-Brasile SpA
7.375% due 08/15/2026	800	800

FAGE International S.A.
5.625% due 08/15/2026	1,000	799

Fair Isaac Corp.
4.000% due 06/15/2028	340	329
5.250% due 05/15/2026	170	170

Fairstone Financial, Inc.
7.875% due 07/15/2024	2,420	2,296

Fiserv, Inc.
2.750% due 07/01/2024	1,570	1,564
3.200% due 07/01/2026	280	289
3.500% due 07/01/2029	1,200	1,277
4.400% due 07/01/2049	520	561

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	100	94

Flex Ltd.
4.750% due 06/15/2025	300	302

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	590	568
4.000% due 09/21/2023	805	829

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	2,240	1,969

Front Range BidCo, Inc.
4.000% due 03/01/2027	3,370	3,244
6.125% due 03/01/2028	1,200	1,147

Garda World Security Corp.
4.625% due 02/15/2027	660	596

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~	500	490

Gerdau Trade, Inc.
4.875% due 10/24/2027	1,500	1,436

Global Payments, Inc.
2.650% due 02/15/2025	210	209

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030	500	430

Go Daddy Operating Co. LLC
5.250% due 12/01/2027	290	294

goeasy Ltd.
5.375% due 12/01/2024	3,470	3,256

Griffon Corp.
5.750% due 03/01/2028	300	284

Hanesbrands, Inc.
4.875% due 05/15/2026	3,000	2,964

HCA, Inc.
3.500% due 09/01/2030	1,680	1,531
4.500% due 02/15/2027	3,360	3,467
4.750% due 05/01/2023	2,500	2,564
5.250% due 06/15/2026	100	105
5.375% due 09/01/2026	613	636
5.625% due 09/01/2028	3,585	3,772
5.875% due 02/15/2026	205	215
5.875% due 02/01/2029	379	402

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026	4,400	4,251

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Worldwide Finance LLC
4.625% due 04/01/2025		$957	$898
4.875% due 04/01/2027		532	508

Hyundai Capital America
1.689% due 09/18/2020 •		1,100	1,094

iHeartCommunications, Inc.
6.375% due 05/01/2026		529	504
8.375% due 05/01/2027		959	822

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	2,200	1,944

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		1,200	1,019

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,000	709

IHS Markit Ltd.
3.625% due 05/01/2024		170	170
4.000% due 03/01/2026		300	300
4.250% due 05/01/2029		400	425
4.750% due 02/15/2025		2,175	2,302
4.750% due 08/01/2028		345	363
5.000% due 11/01/2022		2,256	2,378

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023		1,000	1,024
6.530% due 11/15/2028		300	321

Innophos Holdings, Inc.
9.375% due 02/15/2028		1,130	1,105

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		387	145

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		6,855	4,359

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		200	197
3.750% due 10/01/2021		200	202

IQVIA, Inc.
3.250% due 03/15/2025	EUR	400	433
5.000% due 05/15/2027		$1,000	1,029

Jaguar Land Rover Automotive PLC
5.875% due 11/15/2024	EUR	2,900	2,382
6.875% due 11/15/2026		2,500	2,006

Jeld-Wen, Inc.
4.625% due 12/15/2025		$100	89

Kansas City Southern
4.200% due 11/15/2069		270	263

KazMunayGas National Co. JSC
4.400% due 04/30/2023		5,000	4,936

Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	11,668
7.800% due 08/01/2031		2,300	2,645

Korn Ferry
4.625% due 12/15/2027		1,250	1,095

Kraft Heinz Foods Co.
4.375% due 06/01/2046		2,600	2,357
4.875% due 02/15/2025		547	548
5.000% due 06/04/2042		1,900	1,809
5.200% due 07/15/2045		980	948
6.875% due 01/26/2039		1,000	1,151

LABL Escrow Issuer LLC
6.750% due 07/15/2026		120	111

Lamar Media Corp.
3.750% due 02/15/2028		1,050	992
4.000% due 02/15/2030		300	281

Las Vegas Sands Corp.
3.200% due 08/08/2024		440	397
3.500% due 08/18/2026		1,600	1,467
3.900% due 08/08/2029		900	783

Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		3,097	2,648

Level 3 Financing, Inc.
3.400% due 03/01/2027		600	574
3.875% due 11/15/2029		850	802

LifePoint Health, Inc.
4.375% due 02/15/2027		80	76

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Live Nation Entertainment, Inc.
4.750% due 10/15/2027		$310	$279

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028		150	114
6.500% due 09/15/2026		385	337

Marvell Technology Group Ltd.
4.200% due 06/22/2023		331	339
4.875% due 06/22/2028		333	346

Masco Corp.
4.500% due 05/15/2047		490	431

Matador Resources Co.
5.875% due 09/15/2026		210	60

Mattel, Inc.
5.875% due 12/15/2027		400	410

MEG Energy Corp.
7.125% due 02/01/2027		1,100	556

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		900	835
5.250% due 04/26/2026		1,700	1,543
5.375% due 12/04/2029		5,000	4,350
5.625% due 07/17/2027		1,630	1,433

MGM China Holdings Ltd.
5.375% due 05/15/2024		1,650	1,566
5.875% due 05/15/2026		1,800	1,594

MGM Resorts International
5.500% due 04/15/2027		1,110	1,016
7.750% due 03/15/2022		300	299

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,505

MMK International Capital DAC
4.375% due 06/13/2024		$3,300	3,278

Motion Bondco DAC
6.625% due 11/15/2027		200	145

MPLX LP
3.375% due 03/15/2023		100	93
3.500% due 12/01/2022		200	192
4.250% due 12/01/2027		100	87

MSCI, Inc.
3.625% due 09/01/2030		200	191
4.000% due 11/15/2029		1,590	1,588

MTS Systems Corp.
5.750% due 08/15/2027		420	393

Mylan, Inc.
3.125% due 01/15/2023		540	524

NCL Corp. Ltd.
3.625% due 12/15/2024		1,950	1,258

Netflix, Inc.
3.625% due 05/15/2027	EUR	4,550	5,008
3.625% due 06/15/2030		1,000	1,084
3.875% due 11/15/2029		2,000	2,171
4.875% due 06/15/2030		$880	898
5.375% due 11/15/2029		780	819
5.500% due 02/15/2022		300	308
5.875% due 11/15/2028		4,400	4,732

New Albertson’s LP
6.570% due 02/23/2028		800	727

Nexstar Broadcasting, Inc.
5.625% due 07/15/2027		450	442

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024	EUR	1,000	1,025

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		$68	64
5.500% due 10/01/2021		12,300	12,137

Noble Holding International Ltd.
7.875% due 02/01/2026		3,496	869

Nokia Oyj
4.375% due 06/12/2027		240	234

Norbord, Inc.
5.750% due 07/15/2027		160	147

NortonLifeLock, Inc.
5.000% due 04/15/2025		185	187

NVIDIA Corp.
2.850% due 04/01/2030		1,900	1,977

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 04/01/2050	$1,600	$1,752
3.700% due 04/01/2060	400	435

NXP BV
4.625% due 06/01/2023	1,800	1,855

Occidental Petroleum Corp.
2.600% due 08/13/2021	300	240
2.684% (US0003M + 0.950%) due 02/08/2021 ~	400	317
2.700% due 08/15/2022	588	420
2.900% due 08/15/2024	529	289
3.142% (US0003M + 1.450%) due 08/15/2022 ~	1,717	1,151
3.200% due 08/15/2026	100	49
3.500% due 08/15/2029	113	53
4.400% due 08/15/2049	100	43

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (f)(h)	3,197	36

Open Text Holdings, Inc.
4.125% due 02/15/2030	160	151

Oracle Corp.
2.625% due 02/15/2023	3,000	3,084
2.800% due 04/01/2027 (b)	1,600	1,633
2.950% due 04/01/2030 (b)	1,600	1,613
3.600% due 04/01/2040 (b)	2,110	2,108
3.600% due 04/01/2050 (b)	4,700	4,702
3.800% due 11/15/2037	600	621
3.850% due 04/01/2060 (b)	4,700	4,753
4.000% due 11/15/2047	3,000	3,309

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	203	193
7.250% due 02/01/2028	750	651

Outfront Media Capital LLC
4.625% due 03/15/2030	80	72
5.000% due 08/15/2027	460	426

Pacific Drilling SA
8.375% due 10/01/2023	720	200

Panasonic Corp.
2.536% due 07/19/2022	800	789

Party City Holdings, Inc.
6.625% due 08/01/2026	250	26

Patterson-UTI Energy, Inc.
3.950% due 02/01/2028	100	39

PayPal Holdings, Inc.
2.650% due 10/01/2026	1,919	1,885

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	1,300	1,298

Pelabuhan Indonesia PT
5.375% due 05/05/2045	2,000	1,986

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	110	103
3.350% due 11/01/2029	100	101
3.450% due 07/01/2024	1,610	1,613

Performance Food Group, Inc.
5.500% due 10/15/2027	450	421

Pertamina Persero PT
4.150% due 02/25/2060	1,000	830
4.175% due 01/21/2050	1,500	1,296
4.700% due 07/30/2049	3,000	2,818
5.625% due 05/20/2043	400	408
6.500% due 05/27/2041	3,000	3,390
6.500% due 11/07/2048	3,500	3,882

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)	11,221	785
5.500% due 04/12/2037 ^(d)	47,485	3,324

Petroleos Mexicanos
5.950% due 01/28/2031	1,000	693
6.350% due 02/12/2048	3,964	2,518
6.490% due 01/23/2027	200	148
6.500% due 03/13/2027	4,800	3,594
6.625% due 06/15/2035	6,010	4,103
6.625% due 06/15/2038	1,400	928
6.750% due 09/21/2047	10,601	6,887
6.840% due 01/23/2030	1,400	1,020
6.950% due 01/28/2060	5,006	3,396
7.690% due 01/23/2050	17,000	11,990

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pilgrim’s Pride Corp.
5.875% due 09/30/2027		$400	$401

Post Holdings, Inc.
4.625% due 04/15/2030		2,000	1,930
5.625% due 01/15/2028		200	205

Presidio Holdings, Inc.
4.875% due 02/01/2027		460	417
8.250% due 02/01/2028		460	409

Prestige Brands, Inc.
5.125% due 01/15/2028		100	100

Prime Security Services Borrower LLC
5.750% due 04/15/2026		790	779
6.250% due 01/15/2028		810	705

Prosus NV
3.680% due 01/21/2030		1,200	1,090

PTC, Inc.
4.000% due 02/15/2028		200	194

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(d)		1,207	0

Qorvo, Inc.
5.500% due 07/15/2026		3,629	3,814

QVC, Inc.
5.950% due 03/15/2043		4,400	3,001

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		1,370	1,457
6.332% due 09/30/2027		500	521

Rede D’or Finance SARL
4.500% due 01/22/2030		1,600	1,396

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,700	1,873
6.250% due 05/15/2026		$1,072	1,113
6.875% due 11/15/2026	EUR	980	1,104
8.250% due 11/15/2026		$2,702	2,857

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		800	572

Rockies Express Pipeline LLC
3.600% due 05/15/2025		70	49
4.800% due 05/15/2030		1,430	861

S&P Global, Inc.
3.250% due 12/01/2049		700	699

Sabine Pass Liquefaction LLC
5.625% due 03/01/2025		44	40
5.750% due 05/15/2024		3,400	3,197

salesforce.com, Inc.
3.250% due 04/11/2023		290	302
3.700% due 04/11/2028		350	387

Sands China Ltd.
4.600% due 08/08/2023		1,700	1,748
5.125% due 08/08/2025		2,100	1,992
5.400% due 08/08/2028		3,600	3,404

Sasol Financing USA LLC
5.875% due 03/27/2024		5,300	2,228

Scientific Games International, Inc.
7.000% due 05/15/2028		50	31
7.250% due 11/15/2029		200	125

Scripps Escrow, Inc.
5.875% due 07/15/2027		300	266

Sirius XM Radio, Inc.
3.875% due 08/01/2022		127	127
4.625% due 07/15/2024		500	511

Speedway Motorsports LLC
4.875% due 11/01/2027		950	862

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		90	84

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		113	112
4.738% due 09/20/2029		1,200	1,235
5.152% due 09/20/2029		2,200	2,362

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	3,710	3,322
4.750% due 01/15/2028		$1,200	1,114
5.000% due 02/15/2027		130	119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Staples, Inc.
7.500% due 04/15/2026		$1,931	$1,701

Starfruit Finco BV
6.500% due 10/01/2026	EUR	1,500	1,323
8.000% due 10/01/2026 (l)		$1,000	957

Station Casinos LLC
4.500% due 02/15/2028		1,220	997

Stena International S.A.
6.125% due 02/01/2025		1,300	1,102

Stevens Holding Co., Inc.
6.125% due 10/01/2026		240	239

Sunoco Logistics Partners Operations LP
5.950% due 12/01/2025		40	37

Suzano Austria GmbH
7.000% due 03/16/2047		2,000	1,904

Syngenta Finance NV
3.698% due 04/24/2020		200	200

T-Mobile USA, Inc.
4.500% due 02/01/2026		100	102
4.750% due 02/01/2028		2,092	2,172

Tech Data Corp.
3.700% due 02/15/2022		114	113
4.950% due 02/15/2027		684	693

TEGNA, Inc.
4.625% due 03/15/2028		2,110	1,866

Teleflex, Inc.
4.625% due 11/15/2027		200	201

Telesat Canada
4.875% due 06/01/2027		320	308
6.500% due 10/15/2027		350	338

Tencent Holdings Ltd.
2.985% due 01/19/2023		300	306
3.595% due 01/19/2028		1,000	1,064
3.925% due 01/19/2038		200	226

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		2,000	1,702

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		809	777

Topaz Solar Farms LLC
5.750% due 09/30/2039		549	606

TransJamaican Highway Ltd.
5.750% due 10/10/2036		1,200	1,161

Transocean Guardian Ltd.
5.875% due 01/15/2024		9,770	7,889

Transocean Pontus Ltd.
6.125% due 08/01/2025		5,895	4,819

Transocean, Inc.
6.800% due 03/15/2038		2,697	641
7.250% due 11/01/2025		470	240
8.000% due 02/01/2027		891	427

Trivium Packaging Finance BV
3.750% due 08/15/2026	EUR	800	810
3.750% due 08/15/2026 •		400	386
5.500% due 08/15/2026		$1,000	1,001
8.500% due 08/15/2027		500	505

U.S. Renal Care, Inc.
10.625% due 07/15/2027		2,142	1,818

United Group BV
4.875% due 07/01/2024	EUR	400	401

United Technologies Corp.
3.650% due 08/16/2023		$185	195

Univision Communications, Inc.
5.125% due 05/15/2023		2,000	1,785
5.125% due 02/15/2025		2,000	1,720

Vale Overseas Ltd.
6.875% due 11/10/2039		480	534

ViaSat, Inc.
5.625% due 09/15/2025		500	471
5.625% due 04/15/2027		380	377

Viper Energy Partners LP
5.375% due 11/01/2027		260	220

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	4,800	5,394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/15/2027	GBP	2,900	$3,450
5.250% due 05/15/2029		100	117
5.500% due 05/15/2029		$2,940	2,956

VMware, Inc.
2.300% due 08/21/2020		390	386
2.950% due 08/21/2022		330	331
3.900% due 08/21/2027		280	277

VOC Escrow Ltd.
5.000% due 02/15/2028		721	531

Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~		1,000	916
2.477% (US0003M + 0.770%) due 11/13/2020 ~		2,000	1,975
2.500% due 09/24/2021		1,000	975
2.653% (US0003M + 0.940%) due 11/12/2021 ~		1,560	1,527
2.700% due 09/26/2022		900	871
3.875% due 11/13/2020		800	798
4.000% due 11/12/2021		200	198

Wabtec Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~		536	520

West Street Merger Sub, Inc.
6.375% due 09/01/2025		530	466

Western Digital Corp.
4.750% due 02/15/2026		1,825	1,862

Western Midstream Operating LP
3.100% due 02/01/2025		200	105
4.050% due 02/01/2030		240	106

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		100	92

WPX Energy, Inc.
4.500% due 01/15/2030		530	290

WRKCo, Inc.
3.750% due 03/15/2025		372	375
3.900% due 06/01/2028		110	113
4.000% due 03/15/2028		464	491
4.200% due 06/01/2032		100	104

Wyndham Destinations, Inc.
4.625% due 03/01/2030		800	621
5.400% due 04/01/2024		9,291	7,932
5.750% due 04/01/2027		188	158

Wynn Las Vegas LLC
5.500% due 03/01/2025		1,050	984

Wynn Resorts Finance LLC
5.125% due 10/01/2029		720	659

Yara International ASA
4.750% due 06/01/2028		970	985

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,564	2,922

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	9,520	108

Ziggo Bond Co. BV
5.125% due 02/28/2030		$600	591

Ziggo BV
4.875% due 01/15/2030		1,300	1,275

			656,930

UTILITIES 5.5%

Ameren Illinois Co.
3.250% due 03/15/2050		300	302

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		4,854	4,511
2.330% (US0003M + 0.750%) due 06/01/2021 ~		5,103	4,956
2.594% (US0003M + 0.890%) due 02/15/2023 ~		476	449
2.781% (US0003M + 0.950%) due 07/15/2021 ~		4,202	4,130
3.800% due 02/15/2027		479	499
4.300% due 02/15/2030		1,600	1,726

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.350% due 06/15/2045	$300	$319
4.500% due 03/09/2048	200	218
4.850% due 03/01/2039	470	533
4.900% due 08/15/2037	1,328	1,496
5.150% due 11/15/2046	6,000	7,088
5.150% due 02/15/2050	2,038	2,445
5.300% due 08/15/2058	3,726	4,410
6.000% due 08/15/2040	300	368

Avangrid, Inc.
3.150% due 12/01/2024	300	299

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	200	171

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025	600	534
4.625% due 02/04/2030	1,700	1,512

CenturyLink, Inc.
4.000% due 02/15/2027	480	462

Clearway Energy Operating LLC
4.750% due 03/15/2028	40	37
5.000% due 09/15/2026	100	98

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	310	310

CNOOC Finance Ltd.
3.000% due 05/09/2023	3,000	3,064

CNOOC Nexen Finance ULC
4.250% due 04/30/2024	200	214

Duke Energy Carolinas LLC
2.950% due 12/01/2026	100	105
3.700% due 12/01/2047	100	110

Duke Energy Corp.
2.204% (US0003M + 0.500%) due 05/14/2021 ~	1,900	1,880

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	20	20

Edison International
3.125% due 11/15/2022	900	886
3.550% due 11/15/2024	400	398

Enable Midstream Partners LP
4.400% due 03/15/2027	370	180

Endeavor Energy Resources LP
5.500% due 01/30/2026	200	139

Enel Finance International NV
2.650% due 09/10/2024	4,400	4,209

Entergy Corp.
2.950% due 09/01/2026	100	99

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028	3,800	3,257
6.750% due 08/06/2023	1,000	751

Exelon Corp.
4.050% due 04/15/2030 (b)	580	576
4.700% due 04/15/2050 (b)	200	210

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	11,500	11,513
6.000% due 11/27/2023	400	421

Gazprom OAO Via Gaz Capital S.A.
5.150% due 02/11/2026	3,000	3,146
6.510% due 03/07/2022	6,400	6,643
8.625% due 04/28/2034	5,500	7,597

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	7,230	6,695

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	780	811

NGPL PipeCo LLC
4.875% due 08/15/2027	1,602	1,430
7.768% due 12/15/2037	439	441

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	1,491	1,266

ONEOK, Inc.
7.500% due 09/01/2023	1,498	1,494

Pacific Gas & Electric Co.
3.300% due 12/01/2027 ^(d)	100	96
3.500% due 10/01/2020 ^(d)	100	98
5.125% due 11/15/2043 ^(d)	130	131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 01/15/2040 ^(d)		$130	$133
6.050% due 03/01/2034 ^(d)		221	224

Parsley Energy LLC
4.125% due 02/15/2028		2,920	2,007

Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		180	203

Perusahaan Listrik Negara PT
4.125% due 05/15/2027		400	389
4.375% due 02/05/2050		1,000	896
4.875% due 07/17/2049		3,000	2,896
6.150% due 05/21/2048		1,000	1,090
6.250% due 01/25/2049		2,000	2,191

Petrobras Global Finance BV
5.093% due 01/15/2030		30,087	27,567
6.125% due 01/17/2022		738	742
7.375% due 01/17/2027		700	720
8.750% due 05/23/2026		1,748	1,897

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		79	81

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	700	671

Rio Oil Finance Trust
8.200% due 04/06/2028		$1,750	1,592
9.250% due 07/06/2024		10,536	10,390

Sinopec Group Overseas Development Ltd.
3.500% due 05/03/2026		8,400	8,880
3.625% due 04/12/2027		5,100	5,386

Southern California Edison Co.
2.850% due 08/01/2029		100	97
3.650% due 02/01/2050		400	390
3.700% due 08/01/2025		230	237
4.650% due 10/01/2043		800	882
6.650% due 04/01/2029		200	237

Southern California Gas Co.
2.550% due 02/01/2030		800	784

Southern Gas Corridor CJSC
6.875% due 03/24/2026		8,280	8,493

Sprint Communications, Inc.
6.000% due 11/15/2022		900	941
7.000% due 08/15/2020		1,211	1,223
11.500% due 11/15/2021		100	111

Sprint Corp.
7.125% due 06/15/2024		300	331
7.250% due 09/15/2021		2,870	2,974
7.250% due 02/01/2028		3,560	3,591
7.625% due 03/01/2026		1,600	1,820
7.875% due 09/15/2023		3,750	4,157

Talen Energy Supply LLC
6.625% due 01/15/2028		300	254
7.250% due 05/15/2027		1,320	1,200

Targa Resources Partners LP
6.875% due 01/15/2029		380	309

Telecom Italia Capital S.A.
7.200% due 07/18/2036		100	104
7.721% due 06/04/2038		150	160

Verizon Communications, Inc.
2.625% due 08/15/2026		440	455
2.792% (US0003M + 1.100%) due 05/15/2025 ~		2,250	2,052
4.016% due 12/03/2029		400	454
4.125% due 03/16/2027		630	703
5.250% due 03/16/2037		1,690	2,168
5.500% due 03/16/2047		960	1,321

Vodafone Group PLC
2.833% (US0003M + 0.990%) due 01/16/2024 ~		497	469
4.375% due 02/19/2043		2,500	2,603
4.875% due 06/19/2049		930	1,040
5.125% due 06/19/2059		700	805
5.250% due 05/30/2048		1,000	1,212
7.875% due 02/15/2030		300	409

			204,694

Total Corporate Bonds & Notes (Cost $1,690,331)			1,546,711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024	$328	$351

UTILITIES 0.1%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	8,140	2,239

Total Convertible Bonds & Notes (Cost $7,120)		2,590

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	109	114

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	60	64
6.899% due 12/01/2040	720	968

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	125	128

		1,160

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,840	2,793

Total Municipal Bonds & Notes (Cost $4,131)		4,067

U.S. GOVERNMENT AGENCIES 10.8%

Fannie Mae
1.062% due 10/18/2030 •	1	1
3.703% due 09/25/2040 •(a)	743	103
4.853% due 09/25/2037 •(a)	867	164
6.500% due 06/25/2028	39	44
6.850% due 12/18/2027	22	25

Freddie Mac
1.205% due 09/15/2030 •	8	8
3.166% due 10/25/2044 •	49	49
3.189% due 02/25/2045 •	8	8
3.366% due 07/25/2044 •	83	87
4.222% due 05/01/2023 •	1	1
6.500% due 07/25/2043	5	6

Ginnie Mae
3.125% (H15T1Y + 1.500%) due 11/20/2023 ~	4	4
3.125% due 11/20/2026 - 11/20/2027 •	13	13
3.250% (H15T1Y + 1.500%) due 07/20/2026 ~	7	7
3.875% (H15T1Y + 1.500%) due 05/20/2026 ~	8	8
4.000% (H15T1Y + 1.500%) due 03/20/2026 ~	6	6
6.112% due 09/16/2042 ~	355	369

Small Business Administration
4.340% due 03/01/2024	15	16
5.080% due 11/01/2022	26	26
5.130% due 09/01/2023	2	2
6.900% due 12/01/2020	4	4

Uniform Mortgage-Backed Security
3.000% due 02/01/2047	1,573	1,662
3.500% due 11/01/2045 - 10/01/2048	31,649	33,548
4.000% due 07/01/2048 - 10/01/2049	54,589	58,335
5.000% due 11/01/2035	41	46

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
3.000% due 05/01/2050	$140,500	$147,135
3.500% due 04/01/2050 - 05/01/2050	118,000	124,835
4.000% due 04/01/2050	33,000	35,237

Total U.S. Government Agencies (Cost $392,623)		401,749

U.S. TREASURY OBLIGATIONS 31.4%

U.S. Treasury Bonds
2.750% due 11/15/2042	10,100	13,051
2.875% due 05/15/2043	12,532	16,517
2.875% due 05/15/2049	15,650	21,376
3.000% due 11/15/2044	16,600	22,479
3.000% due 05/15/2045	20,800	28,299
3.125% due 02/15/2042	30,600	41,836
3.125% due 02/15/2043	18,631	25,487
3.625% due 02/15/2044	20,600	30,486
3.750% due 11/15/2043	1,500	2,256

U.S. Treasury Notes
1.125% due 08/31/2021 (n)	57,300	58,055
1.875% due 01/31/2022 (l)	143,700	148,050
2.000% due 06/30/2024	42,600	45,559
2.000% due 08/15/2025 (n)(p)	29,800	32,257
2.125% due 08/15/2021 (l)(n)	141,000	144,754
2.125% due 02/29/2024 (n)(p)	17,100	18,304
2.125% due 07/31/2024	34,200	36,792
2.125% due 09/30/2024 (n)	22,400	24,167
2.250% due 11/15/2024 (n)(p)	16,300	17,705
2.250% due 12/31/2024	87,000	94,667
2.625% due 02/28/2023	48,100	51,381
2.625% due 12/31/2023	31,000	33,676
2.625% due 02/15/2029 (l)	20,180	23,601
2.750% due 08/31/2023 (n)	20,100	21,765
2.875% due 10/31/2023	34,900	38,070
2.875% due 08/15/2028 (l)	77,800	92,047
3.125% due 11/15/2028	74,900	90,471

Total U.S. Treasury Obligations (Cost $1,085,157)		1,173,108

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.7%

Adjustable Rate Mortgage Trust
3.545% due 01/25/2036 ^~	135	117

American Home Mortgage Assets Trust
1.137% due 05/25/2046 ^•	229	174
1.157% due 10/25/2046 •	615	369

American Home Mortgage Investment Trust
3.283% due 12/25/2035 •	563	293
6.500% due 03/25/2047 þ	3,046	2,751

BAMLL Commercial Mortgage Securities Trust
1.755% due 04/15/2036 •	3,600	3,093

Banc of America Funding Trust
3.927% due 03/20/2036 ~	67	56
4.179% due 09/20/2035 ^~	63	51
5.500% due 01/25/2036	155	128
6.000% due 07/25/2037 ^	344	303
6.000% due 08/25/2037 ^	132	116

Banc of America Mortgage Trust
3.653% due 02/25/2036 ^~	17	14
3.880% due 11/20/2046 ^~	1,154	991
4.636% due 06/25/2035 ~	139	112
6.000% due 10/25/2036 ^	136	125

Barclays UBS Trust
2.892% due 06/05/2030	12,800	12,783

Bear Stearns Adjustable Rate Mortgage Trust
3.677% due 02/25/2036 ^~	388	350
3.724% due 01/25/2035 ~	11	10
3.755% due 02/25/2033 ~	3	2
3.885% due 01/25/2035 ~	362	304
4.002% due 02/25/2033 ~	2	2
4.103% due 01/25/2034 ~	2	2
4.246% due 08/25/2035 ^~	653	571
4.262% due 01/25/2034 ~	7	7

Bear Stearns ALT-A Trust
1.287% due 08/25/2036 ^•	812	950

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.716% due 08/25/2036 ^~		$340	$287
3.775% due 03/25/2036 ^~		239	187
3.775% due 11/25/2036 ^~		2,876	2,168
3.877% due 11/25/2036 ~		159	131
3.882% due 05/25/2035 ~		125	113
3.958% due 09/25/2035 ^~		519	386
3.965% due 11/25/2036 ^~		157	125

Chase Mortgage Finance Trust
5.500% due 11/25/2035		472	415
5.500% due 07/25/2037 ^		1,291	520

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.157% due 10/25/2046 •		3,633	3,325
1.197% due 01/25/2036 •		185	163

Citigroup Global Markets Mortgage Securities, Inc.
1.447% due 05/25/2032 •		10	10

Citigroup Mortgage Loan Trust
3.855% due 04/25/2037 ^~		258	199
3.880% due 10/25/2035 ^•		259	241
4.023% due 03/25/2034 ~		14	13
4.128% due 09/25/2037 ^~		432	381
4.380% due 10/25/2035 •		160	144
4.440% due 08/25/2035 ^~		40	30
4.645% due 09/25/2037 ^~		231	200
4.810% due 05/25/2035 •		31	30

Citigroup Mortgage Loan Trust, Inc.
3.843% due 05/25/2035 ~		269	250

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		843	758

Countrywide Alternative Loan Trust
0.968% due 12/20/2046 ^•		1,232	914
0.983% due 07/20/2046 ^•		523	358
1.053% due 09/20/2046 •		420	216
1.067% due 06/25/2036 •		3,069	2,615
1.103% due 11/20/2035 •		3,714	3,056
1.127% due 04/25/2046 •		8,463	7,058
1.147% due 02/25/2036 •		6,334	4,844
2.966% due 12/25/2035 •		121	103
3.380% due 10/25/2035 ^~		29	23
3.832% due 02/25/2037 ^~		852	734
5.500% due 11/25/2035 ^		840	658
5.500% due 12/25/2035 ^		565	438
5.500% due 01/25/2036		191	154
5.750% due 02/25/2035		485	442
5.750% due 03/25/2037 ^•		125	95
6.000% due 02/25/2037 ^		3,191	1,749
6.250% due 11/25/2036 ^		1,030	833
6.250% due 12/25/2036 ^•		587	376
6.250% due 08/25/2037 ^		3,830	2,852

Countrywide Home Loan Mortgage Pass-Through Trust
1.247% due 04/25/2046 ^•		7	0
1.407% due 05/25/2035 •		103	82
3.866% due 02/25/2034 ~		168	150
3.866% due 07/20/2034 ~		201	173
4.120% due 04/20/2035 ~		55	48
5.500% due 01/25/2035		337	346
5.500% due 09/25/2035 ^		212	199
5.500% due 12/25/2035 ^		327	255
6.000% due 05/25/2036 ^		218	153
6.000% due 01/25/2037 ^		4,205	3,080

Countrywide Home Loan Reperforming REMIC Trust
1.287% due 06/25/2035 •		91	82

Credit Suisse First Boston Mortgage Securities Corp.
3.953% due 06/25/2033 ~		102	90
6.000% due 01/25/2036 ^		741	537

Credit Suisse Mortgage Capital Trust
3.319% due 10/27/2059 ~		1,281	1,258

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.127% due 06/25/2037 ^•		165	163
3.520% due 10/25/2035 ~		30	27
5.500% due 12/25/2035 ^		311	278

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.300% due 07/25/2036 ^þ		126	108

Dragon Finance BV
1.794% due 07/13/2023 •	GBP	3,557	4,289

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMF-NL Prime BV
0.407% due 04/17/2041 •	EUR	1,044	$1,083

Eurosail PLC
0.000% due 09/10/2044 •		4,400	3,972
1.206% due 09/13/2045 •	GBP	7,572	8,788
1.456% due 06/13/2045 •		7,425	8,970

First Horizon Asset Securities, Inc.
3.849% due 02/25/2036 ~		$135	113

First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		688	448

GMAC Mortgage Corp. Loan Trust
3.779% due 04/19/2036 ^~		50	39
3.831% due 11/19/2035 ~		86	72

GreenPoint Mortgage Funding Trust
1.487% due 11/25/2045 •		44	33

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.286% due 10/25/2033 ~		126	118

GSR Mortgage Loan Trust
3.872% due 11/25/2035 ^~		79	55
3.932% due 01/25/2036 ^~		76	70
3.974% due 05/25/2035 ~		283	246
4.044% due 06/25/2034 ~		30	27
4.154% due 11/25/2035 ~		335	316
4.398% due 09/25/2035 ~		19	19
4.491% due 05/25/2034 ~		194	175
6.000% due 02/25/2036 ^		1,639	1,161
6.000% due 03/25/2037 ^		304	240
6.000% due 05/25/2037 ^		94	85

HarborView Mortgage Loan Trust
0.940% due 09/19/2037 •		503	412
0.940% due 01/19/2038 •		681	551
0.955% due 12/19/2036 •		2,777	2,013
3.458% due 06/19/2036 ^~		147	86

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	12,099	14,787

HomeBanc Mortgage Trust
1.207% due 01/25/2036 •		$239	222
3.371% due 04/25/2037 ^~		34	33

HPLY Trust
1.705% due 11/15/2036 •		865	749

IndyMac Mortgage Loan Trust
1.217% due 06/25/2037 ^•		126	106
1.427% due 07/25/2035 •		42	36
3.468% due 07/25/2037 ~		124	90
3.810% due 08/25/2036 ~		69	49
4.039% due 06/25/2036 ~		311	250

JPMorgan Alternative Loan Trust
1.087% due 03/25/2037 •		779	691

JPMorgan Mortgage Trust
3.598% due 07/27/2037 ~		1,039	1,019
3.729% due 04/25/2036 ^~		293	240
3.809% due 06/25/2037 ^~		1,410	1,076
4.021% due 04/25/2035 ~		433	413
4.067% due 07/25/2035 ~		40	39
4.182% due 07/25/2035 ~		37	33
4.193% due 08/25/2035 ^~		287	264
4.360% due 06/25/2036 ^~		80	64
5.750% due 01/25/2036 ^		260	176

Lehman XS Trust
1.107% due 03/25/2047 ^•		94	100
1.127% due 07/25/2037 ^•		497	390

MASTR Adjustable Rate Mortgages Trust
1.187% due 05/25/2037 •		120	65
1.257% due 09/25/2037 •		5,500	5,244
1.627% due 05/25/2047 ^•		310	265
2.706% due 01/25/2047 ^•		613	942
3.695% due 11/25/2033 ~		19	16
3.879% due 08/25/2034 ~		11	10

MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•		507	38
5.000% due 07/31/2020		470	434

MASTR Asset Securitization Trust
5.000% due 07/31/2020		153	112

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Alternative Note Asset Trust
3.852% due 06/25/2037 ^~		$135	$97

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •		977	925
3.295% due 05/25/2034 ~		129	113
3.617% due 12/25/2035 ~		690	560
4.356% due 11/25/2035 •		79	72

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		2,048	2,038

Morgan Stanley Mortgage Loan Trust
3.468% due 11/25/2037 ~		886	690
3.888% due 07/25/2035 ^~		254	232
6.000% due 10/25/2037 ^		4,547	3,209

MortgageIT Securities Corp. Mortgage Loan Trust
1.447% due 09/25/2037 •		7,041	6,073

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		7,665	7,732

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		7,175	7,190

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047 þ		131	124

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.327% due 12/25/2035 •		816	739

Prime Mortgage Trust
1.447% due 02/25/2035 •		310	280

RBSGC Structured Trust
5.500% due 11/25/2035 ^		2,307	2,142

RBSSP Resecuritization Trust
2.116% due 04/26/2037 •		129	125
6.500% due 10/26/2036 ~		1,662	1,530

Residential Accredit Loans, Inc. Trust
1.047% due 05/25/2037 •		392	320
1.137% due 07/25/2036 •		166	132
1.147% due 12/25/2046 ^•		233	182
1.177% due 05/25/2037 ^•		52	33
3.967% due 02/25/2035 ^~		72	59
5.282% due 02/25/2036 ^~		110	82
6.000% due 06/25/2036 ^		97	86
6.000% due 05/25/2037 ^		83	73
6.500% due 07/25/2036		401	364

Residential Asset Securitization Trust
1.347% due 01/25/2046 ^•		880	251
4.750% due 07/31/2020		231	49
6.000% due 02/25/2036		377	238
6.250% due 09/25/2037 ^		1,956	1,065

Residential Funding Mortgage Securities, Inc. Trust
4.226% due 09/25/2035 ^~		187	134
4.395% due 02/25/2036 ^~		367	305
6.000% due 10/25/2036 ^		411	361

Structured Adjustable Rate Mortgage Loan Trust
1.147% due 04/25/2047 •		567	458
3.557% due 01/25/2035 ~		336	300
3.712% due 09/25/2036 ^~		1,337	972
3.952% due 03/25/2036 ^~		68	56
4.099% due 09/25/2035 ~		1,311	1,177
4.286% due 05/25/2036 ^~		1,151	1,033

Structured Asset Mortgage Investments Trust
1.167% due 05/25/2036 •		1,117	976
1.207% due 05/25/2046 ^•		14	8
1.410% due 09/19/2032 •		15	14

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.004% due 06/25/2033 ~		70	66

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	2,597	3,133

Uropa Securities PLC
0.734% due 06/10/2059 •		8,957	10,599
0.884% due 06/10/2059 •		2,183	2,516
1.084% due 06/10/2059 •		1,708	1,902
1.284% due 06/10/2059 •		1,820	1,905

Wachovia Mortgage Loan Trust LLC
4.042% due 08/20/2035 ^~		$273	249
4.260% due 10/20/2035 ~		42	35

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
1.207% due 11/25/2045 •		$803	$743
1.217% due 12/25/2045 •		669	608
1.267% due 08/25/2045 •		508	472
2.234% due 02/27/2034 •		24	21
2.484% due 07/25/2046 •		777	615
2.484% due 10/25/2046 •		169	136
2.666% due 02/25/2047 ^•		498	402
2.716% due 06/25/2047 ^•		56	17
2.846% due 10/25/2046 ^•		867	697
2.863% due 12/25/2046 •		241	200
2.966% due 08/25/2046 •		1,725	1,523
3.166% due 11/25/2042 •		2	1
3.366% due 06/25/2042 •		2	2
3.366% due 08/25/2042 •		4	3
3.523% due 12/25/2036 ^~		349	290
3.725% due 09/25/2036 ^~		282	242
3.725% due 02/25/2037 ^~		2,189	1,899
4.314% due 09/25/2033 ~		2,536	2,266

Washington Mutual Mortgage Pass-Through Certificates Trust
1.187% due 01/25/2047 ^•		525	428
2.806% due 05/25/2047 ^•		30	3
4.241% due 09/25/2036 þ		19,327	8,108

Wells Fargo Mortgage-Backed Securities Trust
4.138% due 04/25/2036 ^~		34	31
4.424% due 11/25/2037 ^~		490	457
4.710% due 09/25/2033 ~		30	29

Total Non-Agency Mortgage-Backed Securities (Cost $220,684)			211,828

ASSET-BACKED SECURITIES 5.4%

ACE Securities Corp. Home Equity Loan Trust
1.247% due 02/25/2036 •		404	380

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		646	691

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.397% due 01/25/2036 •		3,222	2,931

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,300	1,380

Ares CLO Ltd.
3.026% due 04/17/2026 •		$210	210

Argent Securities Trust
1.217% due 05/25/2036 •		649	229

Asset-Backed Funding Certificates Trust
1.107% due 01/25/2037 •		720	420
1.167% due 01/25/2037 •		3,083	1,816
1.547% due 10/25/2034 •		608	565

B2R Mortgage Trust
2.567% due 06/15/2049		4,957	4,939

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		36	33

Bear Stearns Asset-Backed Securities Trust
1.057% due 02/25/2037 •		67	81
1.437% due 09/25/2035 •		968	951
1.747% due 10/27/2032 •		29	26
1.947% due 10/25/2037 •		189	185
1.997% due 08/25/2037 •		350	278
2.197% due 08/25/2037 •		817	763

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	2,200	2,391

Carrington Mortgage Loan Trust
1.407% due 06/25/2035 •		$53	54
1.772% due 02/25/2035 •		4,108	3,793

Citigroup Mortgage Loan Trust
1.197% due 08/25/2036 •		2,546	2,358
6.750% due 05/25/2036 þ		203	131

Countrywide Asset-Backed Certificates
1.117% due 06/25/2047 •		155	154
1.127% due 06/25/2047 •		428	419
1.167% due 09/25/2037 ^•		162	132
1.177% due 05/25/2037 •		2,400	2,009
1.207% due 11/25/2037 •		4,227	3,299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.237% due 06/25/2037 •		$5,000	$4,319
1.237% due 11/25/2037 •		10,511	9,249
1.297% due 11/25/2036 •		1,068	733
4.566% due 10/25/2046 ^~		382	364
4.701% due 07/25/2036 ~		1,041	1,036
5.430% due 02/25/2033 ^~		213	182

Countrywide Asset-Backed Certificates Trust
1.107% due 09/25/2046 •		59	56
6.095% due 08/25/2035 þ		448	445

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ		301	116

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	2,100	2,225

Fieldstone Mortgage Investment Trust
1.787% due 11/25/2036 •		$1,136	707

First Franklin Mortgage Loan Trust
1.087% due 09/25/2036 •		63	61
1.187% due 10/25/2036 •		1,255	941
2.222% due 07/25/2034 •		358	340

First NLC Trust
1.087% due 08/25/2037 •		182	95
1.227% due 08/25/2037 •		121	65

GSAA Home Equity Trust
1.187% due 11/25/2036 •		15,235	6,323
1.247% due 03/25/2037 •		242	129
1.247% due 05/25/2047 •		197	139
1.287% due 09/25/2036 •		1,154	407

Home Equity Asset Trust
1.227% due 08/25/2036 •		699	667

Home Equity Mortgage Loan Asset-Backed Trust
1.087% due 11/25/2036 •		8,420	7,472
1.187% due 11/25/2036 •		1,790	1,323
1.387% due 03/25/2036 •		6,000	4,803

Jamestown CLO Ltd.
2.521% due 07/15/2026 •		1,074	1,027

JPMorgan Mortgage Acquisition Corp.
1.287% due 02/25/2036 ^•		10,000	9,466

JPMorgan Mortgage Acquisition Trust
1.097% due 07/25/2036 •		1,172	631

Limerock CLO LLC
3.019% due 10/20/2026 •		374	371

Long Beach Mortgage Loan Trust
1.707% due 08/25/2045 •		266	259

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •		1,000	972

MASTR Specialized Loan Trust
1.697% due 11/25/2035 •		3,846	3,516

Merrill Lynch Mortgage Investors Trust
1.017% due 04/25/2047 •		1,330	677
1.207% due 03/25/2037 •		1,608	1,190
1.267% due 03/25/2037 •		840	625

Monroe Capital BSL CLO Ltd.
2.803% due 05/22/2027 •		9,104	8,971

Morgan Stanley ABS Capital, Inc. Trust
1.037% due 01/25/2037 •		612	278
1.047% due 09/25/2036 •		1,740	726
1.087% due 10/25/2036 •		2,242	1,073
1.167% due 10/25/2036 •		1,359	659
2.522% due 09/25/2034 •		941	901

Morgan Stanley Home Equity Loan Trust
1.297% due 04/25/2037 •		204	113

Morgan Stanley Mortgage Loan Trust
1.307% due 04/25/2037 •		267	102
5.726% due 10/25/2036 ^þ		235	102

New Century Home Equity Loan Trust
1.277% due 02/25/2036 •		537	522
1.832% due 05/25/2034 •		7,003	6,356

Option One Mortgage Loan Trust
1.087% due 03/25/2037 •		366	293
1.167% due 01/25/2037 •		469	305

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.907% due 03/25/2035 •		14,314	13,435

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		$927	$229

Residential Asset Securities Corp. Trust
2.042% due 03/25/2035 •		634	565

Saxon Asset Securities Trust
3.821% due 08/25/2035 þ		9	9

Securitized Asset-Backed Receivables LLC Trust
1.007% due 12/25/2036 ^•		199	54
1.237% due 12/25/2035 •		716	667
1.527% due 11/25/2035 •		224	221

SG Mortgage Securities Trust
1.157% due 10/25/2036 •		2,000	1,255

SMB Private Education Loan Trust
2.750% due 07/15/2027		4,223	4,258

SoFi Professional Loan Program LLC
2.047% due 10/27/2036 •		2,215	2,200

Soundview Home Loan Trust
1.097% due 06/25/2037 •		3,449	2,456
1.207% due 02/25/2037 •		1,479	464

Specialty Underwriting & Residential Finance Trust
1.547% due 12/25/2036 •		622	569

START Ireland
4.089% due 03/15/2044		557	390

Structured Asset Investment Loan Trust
1.097% due 09/25/2036 •		550	512
1.107% due 05/25/2036 •		655	605
1.667% due 05/25/2035 •		770	759
1.747% due 07/25/2034 •		8,190	7,494
1.847% due 04/25/2035 •		11,000	7,714

Towd Point Mortgage Trust
1.947% due 10/25/2048 •		22,868	22,621
1.947% due 05/25/2058 •		1,424	1,405
2.900% due 10/25/2059 ~		23,414	22,937

Venture CDO Ltd.
2.711% due 04/15/2027 •		1,000	974

Total Asset-Backed Securities (Cost $213,893)			203,743

SOVEREIGN ISSUES 14.7%

Angolan Government International Bond
8.000% due 11/26/2029		3,500	1,461

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	5,000	1,496
3.875% due 01/15/2022		74,220	21,024
5.250% due 01/15/2028		2,000	565
5.875% due 01/11/2028		$1,500	410
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	95,411	725
38.039% (ARLLMONP) due 06/21/2020 ~		21,119	153

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,550	1,815

Brazil Government International Bond
4.750% due 01/14/2050		$7,101	6,558
5.000% due 01/27/2045		1,800	1,723

Chile Government International Bond
1.250% due 01/29/2040	EUR	4,530	4,324

Colombia Government International Bond
4.500% due 01/28/2026		$10,000	10,169

Costa Rica Government International Bond
6.125% due 02/19/2031		1,000	850
9.995% due 08/01/2020		500	504

Dominican Republic International Bond
5.500% due 01/27/2025		7,000	6,781
5.875% due 04/18/2024		9,400	9,341
6.000% due 07/19/2028		3,400	3,252
6.400% due 06/05/2049		3,700	3,294
6.500% due 02/15/2048		1,250	1,112
6.600% due 01/28/2024		500	494
6.850% due 01/27/2045		3,000	2,782

Ecuador Government International Bond
7.875% due 01/23/2028		6,000	1,705

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.650% due 12/13/2026		$1,400	$371
10.750% due 01/31/2029		4,840	1,391

Egypt Government International Bond
4.750% due 04/11/2025	EUR	2,900	2,793
5.577% due 02/21/2023		$8,900	8,274
5.625% due 04/16/2030	EUR	5,250	4,420
6.375% due 04/11/2031		5,300	4,648
7.053% due 01/15/2032		$2,200	1,789
7.600% due 03/01/2029		200	180

El Salvador Government International Bond
7.125% due 01/20/2050		2,000	1,558

Export-Import Bank of India
3.250% due 01/15/2030		5,000	4,466

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	190

Ghana Government International Bond
6.375% due 02/11/2027		900	664
7.875% due 03/26/2027		5,280	3,935
7.875% due 02/11/2035		1,000	709
8.125% due 03/26/2032		1,000	714
8.750% due 03/11/2061		1,500	1,048
8.950% due 03/26/2051		2,000	1,422

Guatemala Government International Bond
4.500% due 05/03/2026		4,000	3,914
4.900% due 06/01/2030		1,400	1,352
5.750% due 06/06/2022		5,000	5,055
6.125% due 06/01/2050		400	401

Indonesia Government International Bond
3.750% due 04/25/2022		5,000	5,056
4.750% due 01/08/2026		10,600	11,245
5.250% due 01/17/2042		5,400	6,199
6.625% due 02/17/2037		2,400	3,037

Israel Government International Bond
4.125% due 01/17/2048		800	860

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	3,200	3,042
5.875% due 10/17/2031		2,000	1,899

Kazakhstan Government International Bond
1.550% due 11/09/2023		1,500	1,638
2.375% due 11/09/2028		3,200	3,579

Kenya Government International Bond
7.000% due 05/22/2027		$700	649
8.000% due 05/22/2032		2,800	2,597
8.250% due 02/28/2048		1,500	1,392

Kuwait International Government Bond
2.750% due 03/20/2022		3,715	3,743
3.500% due 03/20/2027		14,915	15,546

Mexico Government International Bond
4.500% due 01/31/2050		25,800	25,658
4.750% due 03/08/2044		1,000	1,018
5.750% due 10/12/2110		3,000	3,124
6.750% due 09/27/2034		400	528

Mongolia Government International Bond
5.625% due 05/01/2023		1,600	1,440

Nigeria Government International Bond
6.500% due 11/28/2027		6,900	4,829
7.143% due 02/23/2030		3,300	2,317
7.625% due 11/21/2025		6,800	5,309
7.875% due 02/16/2032		1,700	1,203

Oman Government International Bond
4.750% due 06/15/2026		2,300	1,655
4.875% due 02/01/2025		2,000	1,561
5.375% due 03/08/2027		3,300	2,380
5.625% due 01/17/2028		5,000	3,600
6.000% due 08/01/2029		4,000	2,887
6.750% due 01/17/2048		6,200	4,138

Oman Sovereign Sukuk SAOC
5.932% due 10/31/2025		1,200	1,079

Pakistan Government International Bond
6.875% due 12/05/2027		2,000	1,671

Panama Government International Bond
6.700% due 01/26/2036		7,100	9,188

Paraguay Government International Bond
5.600% due 03/13/2048		2,200	2,266
6.100% due 08/11/2044		900	959

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru Government International Bond
5.625% due 11/18/2050		$150	$225
5.940% due 02/12/2029	PEN	25,250	7,877
6.350% due 08/12/2028		9,640	3,116
6.950% due 08/12/2031		21,180	7,175
8.200% due 08/12/2026		490	178
8.750% due 11/21/2033		$9,340	14,886

Qatar Government International Bond
3.375% due 03/14/2024		1,200	1,225
3.875% due 04/23/2023		4,500	4,641
4.000% due 03/14/2029		1,200	1,288
4.500% due 04/23/2028		3,300	3,624
4.817% due 03/14/2049		2,000	2,365
5.103% due 04/23/2048		600	731

Romania Government International Bond
3.375% due 01/28/2050 (l)	EUR	2,710	2,695
4.625% due 04/03/2049		2,520	2,951

Russia Government International Bond
4.750% due 05/27/2026		$2,000	2,129
4.875% due 09/16/2023		27,350	29,157
5.100% due 03/28/2035		8,200	9,487
5.625% due 04/04/2042		4,000	4,887

Saudi Government International Bond
2.375% due 10/26/2021		1,280	1,269
2.500% due 02/03/2027		2,000	1,923
2.875% due 03/04/2023		3,000	3,004
3.750% due 01/21/2055		1,000	925
4.500% due 10/26/2046		24,200	24,662
5.000% due 04/17/2049		300	325

Senegal Government International Bond
4.750% due 03/13/2028	EUR	700	704
6.250% due 05/23/2033		$1,700	1,537

Serbia Government International Bond
1.500% due 06/26/2029	EUR	4,400	4,453

South Africa Government International Bond
4.300% due 10/12/2028		$5,300	4,370
4.850% due 09/30/2029		4,400	3,630
5.750% due 09/30/2049		2,900	2,117
5.875% due 06/22/2030		1,100	963

Sri Lanka Government International Bond
6.200% due 05/11/2027		800	488
7.850% due 03/14/2029		1,800	1,080

State of Israel
3.375% due 01/15/2050		3,600	3,510

Turkey Government International Bond
4.250% due 03/13/2025		2,500	2,143
4.250% due 04/14/2026		8,300	6,941
4.625% due 03/31/2025	EUR	3,900	3,968
5.125% due 02/17/2028		$9,600	8,070
5.250% due 03/13/2030		3,000	2,439
5.600% due 11/14/2024		5,920	5,452
5.625% due 03/30/2021		500	498
5.750% due 05/11/2047		3,200	2,369
6.000% due 01/14/2041		6,300	4,952
6.125% due 10/24/2028		10,600	9,359
7.250% due 12/23/2023		2,000	1,962
7.375% due 02/05/2025		6,200	6,110
7.625% due 04/26/2029		6,200	5,931

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	10,300	9,131
6.750% due 06/20/2026		5,300	5,214
7.750% due 09/01/2020		$800	787
7.750% due 09/01/2021		9,300	8,981
7.750% due 09/01/2022		19,500	18,549
7.750% due 09/01/2023		4,200	3,954
7.750% due 09/01/2026		4,600	4,249

Uruguay Government International Bond
4.375% due 01/23/2031		880	963
5.100% due 06/18/2050		7,540	8,664
7.625% due 03/21/2036		1,100	1,533

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)		2,700	270
8.250% due 10/13/2024 ^(d)		2,700	270

Vietnam Government International Bond
5.500% due 03/12/2028		4,650	4,615

Total Sovereign Issues (Cost $667,411)			548,095

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (e)	228,414	$146

iHeartMedia, Inc. «(e)	167	1

iHeartMedia, Inc. ‘A’ (e)	12,437	91

		238

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment Corp. (e)	68,046	460

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)	59,198	2

		462

ENERGY 0.0%

Dommo Energia S.A. (e)(j)	334,893	40

Dommo Energia S.A. «(e)	1,662,635	156

Dommo Energia S.A. SP - ADR (e)	5,233	7

		203

FINANCIALS 0.0%

Hipotecaria Su Casita S.A. «(e)	157,773	0

UTILITIES 0.0%

Eneva S.A. (e)(j)	74,731	500

Total Common Stocks (Cost $6,868)		1,403

WARRANTS 0.0%

COMMUNICATION SERVICES 0.0%

iHeartMedia, Inc. - Exp. 05/01/2039	81,002	592

Total Warrants (Cost $1,471)		592

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

AGFC Capital Trust
3.581% (US0003M + 1.750%) due 01/15/2067 ~	900,000	$364

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)	200,000	216

Bank of America Corp.
4.300% due 01/28/2025 •(h)	2,600,000	2,239

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	400,000	397

Charles Schwab Corp.
5.000% due 12/01/2027 •(h)	4,000,000	3,363

Dresdner Funding Trust
8.151% due 06/30/2031	870,000	1,014

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(h)	670,000	597

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(h)	3,380,000	2,889
4.600% due 02/01/2025 •(h)	1,770,000	1,551
5.000% due 08/01/2024 •(h)	2,430,000	2,280

Nationwide Building Society
10.250% ~	17,000	2,766

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	4,447,000	4,466

		22,142

INDUSTRIALS 0.0%

General Electric Co.
5.000% due 01/21/2021 •(h)	1,488,000	1,230

Total Preferred Securities (Cost $27,778)		23,372

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
1.704% (US0003M + 0.500%) due 09/24/2020 ~	$800	799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$6,200	$6,194

			6,993

REPURCHASE AGREEMENTS (k) 0.0%
			$571

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	10,363	96
53.823% due 05/13/2020 (f)(g)		12,540	92

			188

Total Short-Term Instruments (Cost $7,929)			7,752

Total Investments in Securities (Cost $4,471,196)			4,262,738

		SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short Asset Portfolio		3,153,529	30,618

PIMCO Short-Term Floating NAV Portfolio III		135,680	1,332

Total Short-Term Instruments (Cost $32,916)			31,950

Total Investments in Affiliates (Cost $32,916)			31,950

Total Investments 115.0% (Cost $4,504,112)			$4,294,688

Financial Derivative Instruments (m)(o) (0.6)%
(Cost or Premiums, net $29,568)			(23,938)

Other Assets and Liabilities, net (14.4)%			(535,541)

Net Assets 100.0%			$3,735,209

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$87	$40	0.00%
Eneva S.A.	12/21/2017 - 12/03/2019	346	500	0.01

		$433	$540	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$571	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(588)	$571	$571

Total Repurchase Agreements						$(588)	$571	$571

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date			Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.250%	03/31/2020	04/01/2020			$(6,013)	$(6,013)
BRC	(0.250)	03/25/2020	TBD	(2)		(613)	(613)
	0.250	03/25/2020	TBD	(2)		(155)	(155)
	1.400	03/17/2020	TBD	(2)		(583)	(583)
GRE	1.050	03/13/2020	04/13/2020			(10,076)	(10,082)
	1.300	03/17/2020	04/17/2020			(51,375)	(51,403)
MEI	(0.900)	02/24/2020	TBD	(2)	EUR	(2,005)	(2,209)

Total Reverse Repurchase Agreements							$(71,058)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
UBS	1.660%	03/20/2020	01/29/2021	$(51,334)	$(51,362)
	1.700	03/20/2020	04/07/2020	(68,711)	(68,750)
	1.700	03/24/2020	04/07/2020	(10,240)	(10,244)
	1.710	03/20/2020	04/13/2020	(50,094)	(50,123)
	1.740	03/20/2020	04/20/2020	(452)	(452)

Total Sale-Buyback Transactions					$(180,931)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(6,013)	$0	$(6,013)	$6,005	$(8)
BRC	0	(1,351)	0	(1,351)	2,344	993
FICC	571	0	0	571	(588)	(17)
GRE	0	(61,485)	0	(61,485)	61,466	(19)
MEI	0	(2,209)	0	(2,209)	1,989	(220)

Master Securities Forward Transaction Agreement
UBS	0	0	(180,931)	(180,931)	181,154	223

Total Borrowings and Other Financing Transactions	$571	$(71,058)	$(180,931)

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,351)	$(1,351)
U.S. Treasury Obligations	(6,013)	(61,485)	0	0	(67,498)
Sovereign Issues	0	0	0	(2,209)	(2,209)

Total	$(6,013)	$(61,485)	$0	$(3,560)	$(71,058)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(129,569)	0	(51,362)	(180,931)

Total	$0	$(129,569)	$0	$(51,362)	$(180,931)

Total Borrowings	$(6,013)	$(191,054)	$0	$(54,922)	$(251,989)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(251,989)

(l)	Securities with an aggregate market value of $255,297 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(17,407) at a weighted average interest rate of 1.420%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(768) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-Bobl June Futures	06/2020	330	$ 49,211	$(264)	$120	$(109)
Euro-BTP Italy Government Bond June Futures	06/2020	43	6,706	(320)	0	(112)
Euro-Bund 10-Year Bond June Futures	06/2020	223	42,428	(97)	256	(268)
U.S. Treasury 10-Year Ultra June Futures	06/2020	338	52,739	2,694	0	(111)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	46	10,206	891	0	(150)

Total Futures Contracts				$2,904	$376	$(750)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.EM-32 5-Year Index	1.000%	Quarterly	12/20/2024	$48,000	$(2,228)	$(3,240)	$(5,468)	$169	$0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	4,300	(476)	(9)	(485)	6	(3)
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	405,363	28,571	(48,030)	(19,459)	0	(4,730)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	207,074	11,622	(23,902)	(12,280)	0	(2,751)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	215,990	5,497	(6,200)	(703)	0	(631)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	158,100	(2,640)	1,583	(1,057)	0	(478)

					$40,346	$(79,798)	$(39,452)	$175	$(8,593)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(4)	3-Month USD-LIBOR	1.000%	Semi-Annual	06/17/2024	$	121,600	$1,719	$(4,494)	$(2,775)	$0	$(36)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	34,600	1,308	1,521	2,829	119	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month EUR-EURIBOR	0.500%	Annual	03/18/2025	EUR	126,600	$(1,199)	$(584)	$(1,783)	$0	$(26)
Pay	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		41,400	(951)	381	(570)	0	(47)

							$877	$(3,176)	$(2,299)	$119	$(109)

Total Swap Agreements							$41,223	$(82,974)	$(41,751)	$294	$(8,702)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$376	$294	$670	$0	$ (750)	$ (8,702)	$ (9,452)

(n)

Securities with an aggregate market value of $72,651 and cash of $6,751 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2020	CNH	3,965		$562	$4	$0

BOA	04/2020	BRL	11,728		2,256	0	(1)
	04/2020	EUR	2,466		2,686	0	(35)
	04/2020	GBP	109,240		140,854	5,167	0
	04/2020	TRY	725		110	1	0
	04/2020		$2,672	BRL	11,728	0	(415)
	04/2020		2,686	RUB	171,605	0	(499)

BPS	04/2020	EUR	11,872		$13,043	0	(51)
	04/2020		$17,614	EUR	15,756	0	(237)
	04/2020		3,535	GBP	2,887	51	0
	06/2020		6	MXN	122	0	(1)

CBK	04/2020	AUD	856		$560	33	0
	04/2020	EUR	2,602		2,864	0	(6)
	04/2020	MXN	87,769		3,860	166	0
	04/2020		$6,159	EUR	5,628	94	(46)
	05/2020	PEN	72,514		$21,553	454	0

FBF	05/2020	CAD	4,193		2,964	0	(16)

GLM	04/2020		$1,894	RUB	120,937	0	(353)
	05/2020	RUB	13,132		$163	0	(4)
	07/2020	DKK	1,335		196	0	(2)

HUS	04/2020		1,335		201	4	0
	04/2020		$3,859	MXN	87,958	0	(157)

JPM	04/2020	BRL	11,728		$2,520	262	0
	04/2020	EUR	6,406		6,857	0	(208)
	04/2020		$2,256	BRL	11,728	1	0
	04/2020		1,308	GBP	1,026	0	(33)

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

MYI	04/2020	EUR	227,094		$248,442	$0	$(2,020)
	06/2020	IDR	1,972,692		142	23	0

SCX	04/2020	RUB	292,542		3,736	8	0
	04/2020		$132,337	GBP	108,214	2,076	0
	05/2020	EUR	226,590		$248,940	0	(1,284)
	05/2020	GBP	107,353		131,416	0	(2,020)

SOG	06/2020	RUB	5,384		68	0	0

Total Forward Foreign Currency Contracts						$8,344	$(7,388)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000%	05/20/2020	9,900	$(39)	$(976)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	6,800	(3)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	6,800	(7)	(123)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	6,000	(6)	(105)

DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	7,000	(8)	(113)

GST	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000	06/17/2020	4,000	(26)	(412)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	7,900	(4)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	7,900	(7)	(143)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	5,400	(4)	(36)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	5,900	(5)	(38)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	5,500	(7)	(88)

Total Written Options						$(116)	$(2,034)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.895%	$100	$(1)	$(2)	$0	$(3)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	1,200	(19)	(29)	0	(48)

BRC	Brazil Government International Bond	1.000	Quarterly	03/20/2023	1.972	2,800	(151)	73	0	(78)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	1.719	3,500	(13)	(88)	0	(101)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298	700	(67)	(23)	0	(90)

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	4.102	400	(11)	(25)	0	(36)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474	400	(7)	(19)	0	(26)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918	3,900	(40)	(104)	0	(144)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091	11,600	46	(610)	0	(564)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	1,800	(30)	(42)	0	(72)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757	100	(5)	(4)	0	(9)

DUB	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	9.639	12,700	(1,137)	(112)	0	(1,249)

FBF	South Africa Government International Bond	1.000	Quarterly	12/20/2020	2.429	2,150	(83)	62	0	(21)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301	100	(3)	(2)	0	(5)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474	1,100	(17)	(55)	0	(72)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804	21,000	(314)	(287)	0	(601)
	Fiserv, Inc.	1.000	Quarterly	12/20/2024	0.795	200	(2)	4	2	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	1.575	52,500	(775)	(295)	0	(1,070)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	2,900	(24)	(128)	0	(152)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298	1,200	(111)	(44)	0	(155)
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.825	10,900	81	(483)	0	(402)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864	19,500	(832)	(1,311)	0	(2,143)

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2023	1.972	50	(3)	2	0	(1)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	2.184	600	(21)	(4)	0	(25)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301	5,200	(152)	(118)	0	(270)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.895%	$14,400	$(232)	$(226)	$0	$(458)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	3,600	(48)	(97)	0	(145)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	1,900	(18)	(42)	0	(60)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	300	(5)	(7)	0	(12)

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	17,400	(104)	(806)	0	(910)
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	2.429	4,500	(147)	102	0	(45)

NGF	Turkey Government International Bond	1.000	Quarterly	12/20/2021	4.521	600	(55)	20	0	(35)

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.397	600	35	(28)	7	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	18,900	(1,385)	736	0	(649)

							$(5,650)	$(3,992)	$9	$(9,651)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
DUB	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$2,800	$(155)	$137	$0	$(18)
GST	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	63,200	(2,417)	2,009	0	(408)
MEI	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	17,600	(712)	598	0	(114)
MYC	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	53,100	(2,127)	1,784	0	(343)
UAG	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,100	(329)	277	0	(52)

						$(5,740)	$4,805	$0	$(935)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	$5,500	$(25)	$(508)	$0	$(533)
	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2020	9,200	(35)	(833)	0	(868)
	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	2,400	(2)	(290)	0	(292)

FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	2,800	(13)	(257)	0	(270)

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	15,200	(74)	(1,464)	0	(1,538)

								$(149)	$(3,352)	$0	$(3,501)

Total Swap Agreements								$(11,539)	$(2,539)	$9	$(14,087)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$4	$0	$0	$4	$0	$0	$0	$0	$4	$0	$4
BOA	5,168	0	0	5,168	(950)	(976)	0	(1,926)	3,242	(3,670)	(428)
BPS	51	0	0	51	(289)	(228)	(51)	(568)	(517)	481	(36)
BRC	0	0	0	0	0	0	(1,962)	(1,962)	(1,962)	2,060	98
CBK	747	0	0	747	(52)	0	(851)	(903)	(156)	0	(156)
DUB	0	0	0	0	0	(113)	(1,267)	(1,380)	(1,380)	655	(725)
FBF	0	0	0	0	(16)	0	(291)	(307)	(307)	298	(9)
GLM	0	0	0	0	(359)	0	0	(359)	(359)	363	4
GST	0	0	2	2	0	(629)	(6,546)	(7,175)	(7,173)	7,569	396
HUS	4	0	0	4	(157)	0	(899)	(1,056)	(1,052)	1,215	163
JPM	263	0	0	263	(241)	0	(72)	(313)	(50)	0	(50)
MEI	0	0	0	0	0	0	(114)	(114)	(114)	198	84

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
MYC	$0	$0	$0	$0	$0	$(88)	$(1,298)	$(1,386)	$(1,386)	$1,700	$314
MYI	23	0	0	23	(2,020)	0	0	(2,020)	(1,997)	2,148	151
NGF	0	0	0	0	0	0	(35)	(35)	(35)	0	(35)
SCX	2,084	0	0	2,084	(3,304)	0	0	(3,304)	(1,220)	0	(1,220)
UAG	0	0	7	7	0	0	(701)	(701)	(694)	814	120

Total Over the Counter	$8,344	$0	$9	$8,353	$(7,388)	$(2,034)	$(14,087)	$(23,509)

(p)

Securities with an aggregate market value of $18,201 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$376	$376
Swap Agreements	0	175	0	0	119	294

	$0	$175	$0	$0	$495	$670

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,344	$0	$8,344
Swap Agreements	0	9	0	0	0	9

	$0	$9	$0	$8,344	$0	$8,353

	$0	$184	$0	$8,344	$495	$9,023

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$750	$750
Swap Agreements	0	8,593	0	0	109	8,702

	$0	$8,593	$0	$0	$859	$9,452

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	65

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,388	$0	$7,388
Written Options	0	2,034	0	0	0	2,034
Swap Agreements	0	10,586	0	0	3,501	14,087

	$0	$12,620	$0	$7,388	$3,501	$23,509

	$0	$21,213	$0	$7,388	$4,360	$32,961

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26,319	$26,319
Swap Agreements	0	10,110	0	0	7,646	17,756

	$0	$10,110	$0	$0	$33,965	$44,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,574	$0	$20,574
Written Options	0	3,339	0	0	30	3,369
Swap Agreements	0	10,935	0	0	5,731	16,666

	$0	$14,274	$0	$20,574	$5,761	$40,609

	$0	$24,384	$0	$20,574	$39,726	$84,684

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(640)	$(640)
Swap Agreements	0	(89,276)	0	0	(5,647)	(94,923)

	$0	$(89,276)	$0	$0	$(6,287)	$(95,563)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,403)	$0	$(4,403)
Written Options	0	(2,564)	0	0	0	(2,564)
Swap Agreements	0	(17,497)	0	0	(5,483)	(22,980)

	$0	$(20,061)	$0	$(4,403)	$(5,483)	$(29,947)

	$0	$(109,337)	$0	$(4,403)	$(11,770)	$(125,510)

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$87,876	$49,852	$137,728
Corporate Bonds & Notes
Banking & Finance	0	683,101	1,986	685,087
Industrials	0	654,004	2,926	656,930
Utilities	0	204,694	0	204,694
Convertible Bonds & Notes
Industrials	0	351	0	351
Utilities	0	2,239	0	2,239
Municipal Bonds & Notes
California	0	114	0	114
Illinois	0	1,160	0	1,160
Texas	0	2,793	0	2,793
U.S. Government Agencies	0	401,749	0	401,749
U.S. Treasury Obligations	0	1,173,108	0	1,173,108
Non-Agency Mortgage-Backed Securities	0	211,828	0	211,828
Asset-Backed Securities	0	203,743	0	203,743
Sovereign Issues	0	548,095	0	548,095
Common Stocks
Communication Services	237	0	1	238
Consumer Discretionary	462	0	0	462
Energy	40	7	156	203
Utilities	500	0	0	500
Warrants
Communication Services	0	592	0	592
Financials	0	0	0	0
Preferred Securities
Banking & Finance	0	22,142	0	22,142
Industrials	0	1,230	0	1,230

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short-Term Instruments
Certificates of Deposit	$0	$6,993	$0	$6,993
Repurchase Agreements	0	571	0	571
Argentina Treasury Bills	0	188	0	188

	$1,239	$4,206,578	$54,921	$4,262,738

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$31,950	$0	$0	$31,950

Total Investments	$33,189	$4,206,578	$54,921	$4,294,688

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	376	294	0	670
Over the counter	0	8,346	7	8,353

	$376	$8,640	$7	$9,023

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(750)	(8,702)	0	(9,452)
Over the counter	0	(23,509)	0	(23,509)

	$(750)	$(32,211)	$0	$(32,961)

Total Financial Derivative Instruments	$(374)	$(23,571)	$7	$(23,938)

Totals	$32,815	$4,183,007	$54,928	$4,270,750

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(2)
Investments in Securities, at Value
Loan Participations and Assignments	$35,620	$6,596	$(6,272)	$130	$(8)	$(609)	$15,661	$(1,266)	$49,852	$(308)
Corporate Bonds & Notes
Banking & Finance	1,890	0	0	0	0	96	0	0	1,986	96
Industrials	3,026	1	(406)	0	(1)	306	0	0	2,926	308
Asset-Backed Securities	654	0	0	1	0	36	0	(691)	0	0
Common Stocks
Communication Services	0	3	0	0	0	(2)	0	0	1	(2)
Energy	3,905	341	(648)	0	96	(3,492)	0	(46)	156	(185)
Warrants
Financials	0	0	0	0	0	0	0	0	0	0

	$45,095	$6,941	$(7,326)	$131	$87	$(3,665)	$15,661	$(2,003)	$54,921	$(91)

Financial Derivative Instruments - Assets
Over the counter	$30	$0	$0	$0	$0	$(23)	$0	$0	$7	$(11)

Totals	$45,125	$6,941	$(7,326)	$131	$87	$(3,688)	$15,661	$(2,003)	$54,928	$(102)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	67

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

March 31, 2020

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,914	Proxy Pricing	Base Price	97.400-100.830	98.771
	43,938	Third Party Vendor	Broker Quote	76.500-100.000	98.958
Corporate Bonds & Notes
Banking & Finance	1,986	Other Valuation Techniques(3)	—	—	—
Industrials	4	Other Valuation Techniques(3)	—	—	—
	2,922	Proxy Pricing	Base Price	111.050	—
Common Stocks
Communication Services	1	Other Valuation Techniques(3)	—	—	—
Energy	156	Other Valuation Techniques(3)	—	—	—
Warrants
Financials	0	Other Valuation Techniques(2)	—	—	—

Financial Derivative Instruments - Assets
Over the counter	7	Indicative Market Quotation	Broker Quote	1.046	—

Total	$54,928

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Yield Spectrum Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

CDRH Parent, Inc.
9.874% (LIBOR03M + 8.000%) due 07/01/2022 ~		$2,000	$260

Diamond (BC) BV
4.777% (LIBOR03M + 3.000%) due 09/06/2024 ~		995	769

Petco Animal Supplies, Inc.
5.027% (LIBOR03M + 3.250%) due 01/26/2023 ~		985	691

Serta Simmons Bedding LLC
4.500% (LIBOR03M + 3.500%) due 11/08/2023 ~		985	405

Starfruit Finco BV
3.863% (LIBOR03M + 3.000%) due 10/01/2025 «~		995	910

Total Loan Participations and Assignments (Cost $5,602)			3,035

CORPORATE BONDS & NOTES 85.1%

BANKING & FINANCE 5.1%

Alliant Holdings Intermediate LLC
6.750% due 10/15/2027		1,000	942

Altice France Holding S.A.
6.000% due 02/15/2028		1,000	887
10.500% due 05/15/2027		500	530

ASP AMC Merger Sub, Inc.
8.000% due 05/15/2025		250	146

CIT Group, Inc.
5.000% due 08/01/2023		1,000	968

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		1,000	913

HUB International Ltd.
7.000% due 05/01/2026		1,000	998

Intesa Sanpaolo SpA
5.017% due 06/26/2024		1,000	1,022

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(e)(f)		2,000	1,728

MGM Growth Properties Operating Partnership LP
4.500% due 01/15/2028		1,000	859

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(e)		1,500	1,920

Springleaf Finance Corp.
5.375% due 11/15/2029		750	691
7.125% due 03/15/2026		500	492
7.750% due 10/01/2021		1,025	1,031

USI, Inc.
6.875% due 05/01/2025		2,000	1,875

			15,002

INDUSTRIALS 72.7%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022		1,500	163

Adient Global Holdings Ltd.
3.500% due 08/15/2024	EUR	500	364
4.875% due 08/15/2026		$1,000	692

ADT Security Corp.
4.875% due 07/15/2032		500	429

Advanced Disposal Services, Inc.
5.625% due 11/15/2024		1,000	1,021

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023		3,000	2,689

Albertsons Cos., Inc.
5.875% due 02/15/2028		750	767

Aleris International, Inc.
10.750% due 07/15/2023		1,000	980

Altice Financing S.A.
7.500% due 05/15/2026		1,500	1,467

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altice France Holding S.A.
4.000% due 02/15/2028	EUR	375	$344
8.000% due 05/15/2027		500	546

Altice France S.A.
5.500% due 01/15/2028		$500	471
7.375% due 05/01/2026		1,500	1,523
8.125% due 02/01/2027		750	786

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		1,000	916

Aramark Services, Inc.
5.000% due 04/01/2025		1,000	954

Arconic, Inc.
5.125% due 10/01/2024		500	495
5.950% due 02/01/2037		1,000	873

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		500	500
5.250% due 08/15/2027		750	773

Ascend Learning LLC
6.875% due 08/01/2025		2,000	1,957

Ashland Services BV
2.000% due 01/30/2028	EUR	1,000	966

Associated Materials LLC
9.000% due 01/01/2024		$2,250	1,822

Atotech Alpha BV
6.250% due 02/01/2025		500	463

Atotech Alpha BV (8.750% Cash or 9.500% PIK)
8.750% due 06/01/2023 (a)		1,750	1,590

Avantor, Inc.
4.750% due 10/01/2024	EUR	1,000	1,056

Avon International Operations, Inc.
7.875% due 08/15/2022		$1,000	901

B.C. Unlimited Liability Co.
3.875% due 01/15/2028		1,000	956
5.000% due 10/15/2025		1,000	961

Bausch Health Americas, Inc.
8.500% due 01/31/2027		500	525

Bausch Health Cos., Inc.
5.250% due 01/30/2030		625	589
5.500% due 11/01/2025		1,500	1,525
7.000% due 01/15/2028		1,000	1,043
7.250% due 05/30/2029		1,000	1,043
9.000% due 12/15/2025		1,000	1,062

BCD Acquisition, Inc.
9.625% due 09/15/2023		500	417

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025		2,000	1,817

Bombardier, Inc.
7.500% due 12/01/2024		1,000	669
7.500% due 03/15/2025		1,000	700
8.750% due 12/01/2021		1,000	837

Brand Industrial Services, Inc.
8.500% due 07/15/2025		1,000	793

Buckeye Partners LP
4.125% due 03/01/2025		375	319
4.500% due 03/01/2028		250	207

Builders FirstSource, Inc.
5.000% due 03/01/2030		500	453

Cablevision Systems Corp.
5.875% due 09/15/2022		1,000	1,015

Caesars Resort Collection LLC
5.250% due 10/15/2025		1,750	1,277

California Resources Corp.
8.000% due 12/15/2022		250	6

Callon Petroleum Co.
6.375% due 07/01/2026		1,000	169

Camelot Finance S.A.
4.500% due 11/01/2026		1,000	976

CCO Holdings LLC
4.500% due 08/15/2030		500	493
5.125% due 05/01/2023		750	762
5.750% due 02/15/2026		3,000	3,048

Centene Corp.
4.625% due 12/15/2029		1,000	1,011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centennial Resource Production LLC
5.375% due 01/15/2026		$1,250	$311

CeramTec BondCo GmbH
5.250% due 12/15/2025	EUR	2,000	1,943

CF Industries, Inc.
5.150% due 03/15/2034		$1,500	1,531

Chemours Co.
5.375% due 05/15/2027		500	386

Cheniere Energy Partners LP
4.500% due 10/01/2029		1,000	896
5.250% due 10/01/2025		1,000	937
5.625% due 10/01/2026		500	468

Chesapeake Energy Corp.
11.500% due 01/01/2025		1,057	180

Chobani LLC
7.500% due 04/15/2025		1,000	917

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		1,000	866

Colfax Corp.
6.000% due 02/15/2024		500	501

CommScope Technologies LLC
6.000% due 06/15/2025		750	692

CommScope, Inc.
6.000% due 03/01/2026		500	502
8.250% due 03/01/2027 (i)		575	557

Community Health Systems, Inc.
6.625% due 02/15/2025		500	466
6.875% due 02/01/2022		500	379
8.000% due 03/15/2026		500	478
8.125% due 06/30/2024		1,000	700
8.625% due 01/15/2024		750	746

Comstock Resources, Inc.
7.500% due 05/15/2025		500	357

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (a)		1,000	924

Core & Main LP
6.125% due 08/15/2025		1,000	937

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026		2,000	1,735

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(b)		2,000	0

Coty, Inc.
6.500% due 04/15/2026		1,000	893

CPG Merger Sub LLC
8.000% due 10/01/2021		2,000	1,958

CSC Holdings LLC
5.750% due 01/15/2030		1,000	1,012
6.500% due 02/01/2029		1,000	1,084

Dealer Tire LLC
8.000% due 02/01/2028		500	404

Dell, Inc.
7.100% due 04/15/2028		1,000	969

Denbury Resources, Inc.
5.500% due 05/01/2022		268	20
7.750% due 02/15/2024		500	79

Diamond BC BV
5.625% due 08/15/2025	EUR	2,000	1,359

Diamond Offshore Drilling, Inc.
5.700% due 10/15/2039		$500	83
7.875% due 08/15/2025		500	132

Diamond Sports Group LLC
5.375% due 08/15/2026		1,000	818
6.625% due 08/15/2027		500	337

Digicel Group One Ltd. (7.125% Cash and 2.000% PIK)
9.125% due 04/01/2024 (a)		1,521	228

DISH DBS Corp.
5.875% due 07/15/2022		1,000	979
5.875% due 11/15/2024		500	490
7.750% due 07/01/2026		750	775

Dun & Bradstreet Corp.
6.875% due 08/15/2026		1,000	1,046
10.250% due 02/15/2027		1,750	1,865

Eldorado Resorts, Inc.
6.000% due 04/01/2025		1,000	906

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	69

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Endo Dac
6.000% due 07/15/2023		$1,000	$732
6.000% due 02/01/2025		1,000	688

Envision Healthcare Corp.
8.750% due 10/15/2026		2,000	502

F-Brasile SpA
7.375% due 08/15/2026		1,000	1,000

Flex Acquisition Co., Inc.
6.875% due 01/15/2025		1,000	942
7.875% due 07/15/2026		1,500	1,392

Freeport-McMoRan, Inc.
4.125% due 03/01/2028		500	440
5.250% due 09/01/2029		500	474
5.400% due 11/14/2034		1,750	1,631

Front Range BidCo, Inc.
4.000% due 03/01/2027		250	241
6.125% due 03/01/2028		1,000	956

GCP Applied Technologies, Inc.
5.500% due 04/15/2026		1,000	939

Getty Images, Inc.
9.750% due 03/01/2027		1,000	741

GFL Environmental, Inc.
5.125% due 12/15/2026		1,000	982
7.000% due 06/01/2026		300	293

Global Marine, Inc.
7.000% due 06/01/2028		1,000	337

Griffon Corp.
5.750% due 03/01/2028		500	473

Gulfport Energy Corp.
6.375% due 05/15/2025		250	63
6.625% due 05/01/2023		250	72

H-Food Holdings LLC
8.500% due 06/01/2026		2,000	1,599

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		1,000	754

HCA, Inc.
3.500% due 09/01/2030		750	684
5.375% due 02/01/2025		1,000	1,024

Hercule Debtco SARL (6.750% Cash or 7.500% PIK)
6.750% due 06/30/2024 (a)	EUR	2,000	2,210

High Ridge Brands Co.
8.875% due 03/15/2025 ^(b)		$1,750	26

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		1,000	966

iHeartCommunications, Inc.
4.750% due 01/15/2028		1,000	906
6.375% due 05/01/2026		250	238
8.375% due 05/01/2027		1,000	857

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (a)		500	393

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)		500	387

Immucor, Inc.
11.125% due 02/15/2022		1,500	1,363

Indigo Natural Resources LLC
6.875% due 02/15/2026		1,000	668

Innophos Holdings, Inc.
9.375% due 02/15/2028		500	489

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		500	187

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		1,000	621
8.500% due 10/15/2024		1,000	636
9.750% due 07/15/2025		1,000	631

International Game Technology PLC
6.250% due 02/15/2022		1,000	925

IQVIA, Inc.
2.250% due 01/15/2028	EUR	1,500	1,525
5.000% due 10/15/2026		$1,000	1,027

IRB Holding Corp.
6.750% due 02/15/2026		1,000	796

Jagged Peak Energy LLC
5.875% due 05/01/2026		1,000	755

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jaguar Holding Co.
6.375% due 08/01/2023		$1,000	$1,025

Jeld-Wen, Inc.
4.875% due 12/15/2027		1,000	891

KFC Holding Co.
5.250% due 06/01/2026		1,000	1,006

Kinetic Concepts, Inc.
12.500% due 11/01/2021		4,750	4,791

Kraft Heinz Foods Co.
4.875% due 10/01/2049		250	229
5.000% due 07/15/2035		1,000	1,001
5.000% due 06/04/2042		1,000	952
5.200% due 07/15/2045		750	725

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		1,500	1,243

La Financiere Atalian SASU
5.125% due 05/15/2025	EUR	1,000	646

LABL Escrow Issuer LLC
6.750% due 07/15/2026		$1,000	926
10.500% due 07/15/2027		500	470

Lamb Weston Holdings, Inc.
4.875% due 11/01/2026		1,000	1,023

LifePoint Health, Inc.
4.375% due 02/15/2027		250	237

Manitowoc Co., Inc.
9.000% due 04/01/2026		1,000	892

Mattel, Inc.
5.875% due 12/15/2027		750	769
6.750% due 12/31/2025		1,250	1,283

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024		500	464
7.250% due 04/15/2025		1,000	765

MEG Energy Corp.
7.125% due 02/01/2027		750	379

Merlin Entertainments Ltd.
5.750% due 06/15/2026		1,750	1,494

MGM Resorts International
5.750% due 06/15/2025		657	593
6.000% due 03/15/2023		750	728

Motion Bondco DAC
6.625% due 11/15/2027		500	362

MPH Acquisition Holdings LLC
7.125% due 06/01/2024		2,000	1,755

MSCI, Inc.
4.000% due 11/15/2029		1,000	999

Nabors Industries, Inc.
5.750% due 02/01/2025		1,000	229

Netflix, Inc.
3.625% due 06/15/2030	EUR	1,000	1,084
4.875% due 04/15/2028		$500	514
5.875% due 11/15/2028		1,000	1,076
6.375% due 05/15/2029		500	548

NEW Look Financing PLC (8.000% Cash and 4.000% PIK)
12.000% due 05/03/2024 (a)	GBP	390	215

Nexstar Broadcasting, Inc.
5.625% due 07/15/2027		$1,000	983

Nidda BondCo GmbH
5.000% due 09/30/2025	EUR	1,000	957

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024		1,750	1,794

Noble Holding International Ltd.
7.875% due 02/01/2026		$750	186

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (a)	EUR	1,628	1,679

Novelis Corp.
4.750% due 01/30/2030		$500	448
5.875% due 09/30/2026		1,000	988

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		1,039	990
7.250% due 02/01/2028		2,000	1,735

Pacific Drilling SA
8.375% due 10/01/2023		750	208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pactiv LLC
7.950% due 12/15/2025		$1,500	$1,573

Panther BF Aggregator LP
4.375% due 05/15/2026	EUR	1,000	924
8.500% due 05/15/2027		$500	439

PDC Energy, Inc.
5.750% due 05/15/2026		1,000	567

PetSmart, Inc.
5.875% due 06/01/2025		835	829
7.125% due 03/15/2023		1,750	1,662

Polaris Intermediate Corp. (8.500% Cash or 9.250% PIK)
8.500% due 12/01/2022 (a)		1,000	782

Post Holdings, Inc.
4.625% due 04/15/2030		375	362
5.000% due 08/15/2026		1,000	1,035
5.625% due 01/15/2028		1,000	1,023

Presidio Holdings, Inc.
8.250% due 02/01/2028		600	533

Prime Security Services Borrower LLC
5.250% due 04/15/2024		1,000	994
6.250% due 01/15/2028		500	435

Radiate Holdco LLC
6.875% due 02/15/2023		1,000	919

Radiology Partners, Inc.
9.250% due 02/01/2028		500	437

Refinitiv U.S. Holdings, Inc.
6.875% due 11/15/2026	EUR	1,000	1,126
8.250% due 11/15/2026		$1,000	1,057

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		500	477

Revlon Consumer Products Corp.
6.250% due 08/01/2024		1,000	239

Rite Aid Corp.
6.125% due 04/01/2023		250	217
7.500% due 07/01/2025		500	479

Scientific Games International, Inc.
7.250% due 11/15/2029		1,000	624

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		750	739

ServiceMaster Co. LLC
7.450% due 08/15/2027		1,000	884

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,000	1,013
7.875% due 05/15/2026		$1,000	906

Southwestern Energy Co.
7.500% due 04/01/2026		500	331

SPX FLOW, Inc.
5.875% due 08/15/2026		1,000	969

Standard Industries, Inc.
5.000% due 02/15/2027		1,000	917
6.000% due 10/15/2025		1,000	990

Staples, Inc.
7.500% due 04/15/2026		1,000	881
10.750% due 04/15/2027 (i)		750	580

Starfruit Finco BV
6.500% due 10/01/2026	EUR	1,000	882
8.000% due 10/01/2026		$1,000	957

Summer BC Holdco A SARL
9.250% due 10/31/2027	EUR	901	813

Summer BC Holdco B SARL
5.750% due 10/31/2026		250	232

T-Mobile USA, Inc.
4.750% due 02/01/2028		$1,000	1,038
6.500% due 01/15/2026		1,000	1,056

Team Health Holdings, Inc.
6.375% due 02/01/2025		1,500	538

TEGNA, Inc.
4.875% due 09/15/2021		750	738
5.000% due 09/15/2029		1,000	904
5.500% due 09/15/2024		1,000	954

Tempo Acquisition LLC
6.750% due 06/01/2025		1,500	1,384

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tenet Healthcare Corp.
5.125% due 05/01/2025		$500	$476
6.750% due 06/15/2023		1,000	929
6.875% due 11/15/2031		1,000	849
8.125% due 04/01/2022		1,000	950

Top Gun Realisations PLC
6.500% due 07/01/2022 ^«(b)	GBP	1,000	0

TransDigm, Inc.
5.500% due 11/15/2027		$2,000	1,806
6.500% due 07/15/2024		500	479

Transocean Guardian Ltd.
5.875% due 01/15/2024		1,253	1,011

Transocean, Inc.
6.800% due 03/15/2038		1,000	238
7.250% due 11/01/2025		1,000	510
7.500% due 04/15/2031		1,000	262

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		1,000	839

Triumph Group, Inc.
5.250% due 06/01/2022		1,000	833
7.750% due 08/15/2025		500	359

Trivium Packaging Finance BV
8.500% due 08/15/2027		1,000	1,011

U.S. Foods, Inc.
5.875% due 06/15/2024		1,000	909

U.S. Renal Care, Inc.
10.625% due 07/15/2027		1,500	1,273

Univision Communications, Inc.
5.125% due 02/15/2025		1,500	1,290

Valaris PLC
4.875% due 06/01/2022		500	113
5.750% due 10/01/2044		500	39
5.850% due 01/15/2044		250	53

Viking Cruises Ltd.
5.875% due 09/15/2027		1,000	591

Virgin Media Secured Finance PLC
5.500% due 05/15/2029		1,000	1,006

VOC Escrow Ltd.
5.000% due 02/15/2028		500	368

Waste Pro USA, Inc.
5.500% due 02/15/2026		1,000	935

West Street Merger Sub, Inc.
6.375% due 09/01/2025		2,000	1,758

Williams Scotsman International, Inc.
6.875% due 08/15/2023		1,000	919

WPX Energy, Inc.
4.500% due 01/15/2030		500	273
5.250% due 10/15/2027		500	278
8.250% due 08/01/2023		750	558

Wynn Las Vegas LLC
5.250% due 05/15/2027		1,000	909

Yum! Brands, Inc.
6.875% due 11/15/2037		1,000	965

Ziggo Bond Co. BV
6.000% due 01/15/2027		1,500	1,465

Ziggo BV
4.875% due 01/15/2030		500	490
5.500% due 01/15/2027		899	904

			212,961

UTILITIES 7.3%

Blue Racer Midstream LLC
6.125% due 11/15/2022		1,000	755

Calpine Corp.
4.500% due 02/15/2028		500	486
5.125% due 03/15/2028		750	696

CenturyLink, Inc.
5.800% due 03/15/2022		1,000	1,015
6.450% due 06/15/2021		1,000	1,020

CrownRock LP
5.625% due 10/15/2025		1,000	527

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Endeavor Energy Resources LP
5.500% due 01/30/2026	$1,000	$697
5.750% due 01/30/2028	1,000	686

EP Energy LLC
7.750% due 05/15/2026 ^(b)	500	73

Frontier Communications Corp.
8.000% due 04/01/2027	500	496
10.500% due 09/15/2022 ^(b)	1,000	270

Great Western Petroleum LLC
9.000% due 09/30/2021	500	324

Jonah Energy LLC
7.250% due 10/15/2025	1,000	50

NRG Energy, Inc.
6.625% due 01/15/2027	500	523

Parsley Energy LLC
5.250% due 08/15/2025	1,000	769

Sprint Capital Corp.
8.750% due 03/15/2032	1,500	1,992

Sprint Corp.
7.250% due 09/15/2021	1,000	1,036
7.625% due 02/15/2025	1,500	1,671
7.875% due 09/15/2023	2,000	2,217

Talen Energy Supply LLC
7.250% due 05/15/2027	750	682

Tallgrass Energy Partners LP
5.500% due 09/15/2024	1,000	557

Targa Resources Partners LP
5.875% due 04/15/2026	1,500	1,257
6.875% due 01/15/2029	625	508

Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,021

Telecom Italia SpA
5.303% due 05/30/2024	1,000	1,013

TerraForm Power Operating LLC
5.000% due 01/31/2028	1,000	1,053

		21,394

Total Corporate Bonds & Notes (Cost $292,378)		249,357

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Denbury Resources, Inc.
6.375% due 12/31/2024	402	164

UTILITIES 0.0%

CHC Group LLC
0.000% due 10/01/2020 (d)(g)	538	148

Total Convertible Bonds & Notes (Cost $983)		312

U.S. TREASURY OBLIGATIONS 3.7%

U.S. Treasury Notes
2.250% due 11/15/2024 (k)(m)	10,000	10,862

Total U.S. Treasury Obligations (Cost $10,307)		10,862

	SHARES
COMMON STOCKS 0.1%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (c)	51,501	33

iHeartMedia, Inc. «(c)	38	0

iHeartMedia, Inc. ‘A’ (c)	2,804	21

		54

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (c)	294,527	$0

New Look Retails Holdings Ltd. «(c)(g)	2,502,987	50

		50

ENERGY 0.0%

CHC Group LLC «(c)	10,468	0

FINANCIALS 0.0%

DB Investors, Inc. «(c)(g)	1,620	2

HEALTH CARE 0.0%

Advanz Pharma Corp. Ltd. (c)	5,394	21

NVHL S.A. ‘A’ «(c)(g)	21,410	0

NVHL S.A. ‘B’ «(c)(g)	21,410	0

NVHL S.A. ‘C’ «(c)(g)	21,410	0

NVHL S.A. ‘D’ «(c)(g)	21,410	0

NVHL S.A. ‘E’ «(c)(g)	21,410	0

NVHL S.A. ‘F’ «(c)(g)	21,410	0

NVHL S.A. ‘G’ «(c)(g)	21,410	0

NVHL S.A. ‘H’ «(c)(g)	21,410	0

NVHL S.A. ‘I’ «(c)(g)	21,410	0

NVHL S.A. ‘J’ «(c)(g)	21,410	0

		21

MATERIALS 0.1%

Hexion Holdings Corp. (c)(g)	13,610	129

Total Common Stocks (Cost $4,930)		256

WARRANTS 0.0%

COMMUNICATION SERVICES 0.0%

iHeartMedia, Inc. - Exp. 05/01/2039	18,264	133

FINANCIALS 0.0%

DB Investors, Inc. - Exp. 01/18/2024 «(g)	4,630	0

MATERIALS 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	517,500	0

Total Warrants (Cost $441)		133

PREFERRED SECURITIES 0.5%

INDUSTRIALS 0.5%

Pinnacle Agriculture Holdings LLC
3.000% «(g)	505,811	0

Sequa Corp. (12.000% PIK)
12.000% «(a)	3,107	1,361

Total Preferred Securities (Cost $2,683)		1,361

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.1%
		273

Total Short-Term Instruments (Cost $273)		273

Total Investments in Securities (Cost $317,597)		265,589

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	71

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.0%

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%

PIMCO Short-Term Floating NAV Portfolio III	2,386,917	$23,442

Total Short-Term Instruments (Cost $23,454)		23,442

Total Investments in Affiliates (Cost $23,454)		23,442

Total Investments 98.6% (Cost $341,051)		$289,031

Financial Derivative Instruments (j)(l) (0.3)%
(Cost or Premiums, net $735)		(855)

Other Assets and Liabilities, net 1.7%		4,938

Net Assets 100.0%		$293,114

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CHC Group LLC 0.000% due 10/01/2020	02/02/2017	$511	$148	0.05%
DB Investors, Inc.	06/28/2019	7	2	0.00
DB Investors, Inc. - Exp. 01/18/2024	06/28/2019	0	0	0.00
Hexion Holdings Corp.	01/05/2017	394	129	0.04
NVHL S.A. ‘A’	03/09/2012	69	0	0.00
NVHL S.A. ‘B’	03/09/2012	69	0	0.00
NVHL S.A. ‘C’	03/09/2012	69	0	0.00
NVHL S.A. ‘D’	03/09/2012	69	0	0.00
NVHL S.A. ‘E’	03/09/2012	70	0	0.00
NVHL S.A. ‘F’	03/09/2012	70	0	0.00
NVHL S.A. ‘G’	03/09/2012	70	0	0.00
NVHL S.A. ‘H’	03/09/2012	70	0	0.00
NVHL S.A. ‘I’	03/09/2012	70	0	0.00
NVHL S.A. ‘J’	03/09/2012	70	0	0.00
New Look Retails Holdings Ltd.	05/02/2019	85	50	0.02
Pinnacle Agriculture Holdings LLC	09/13/2013	324	0	0.00

		$2,017	$329	0.11%

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$273	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(282)	$273	$273

Total Repurchase Agreements						$(282)	$273	$273

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	1.400%	03/17/2020	TBD	(2)	$(771)	$(771)

Total Reverse Repurchase Agreements						$(771)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(771)	$0	$(771)	$1,137	$366
FICC	273	0	0	273	(282)	(9)

Total Borrowings and Other Financing Transactions	$273	$(771)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(771)	$(771)

Total Borrowings	$0	$0	$0	$(771)	$(771)

Payable for reverse repurchase agreements					$(771)

(i)	Securities with an aggregate market value of $1,137 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(945) at a weighted average interest rate of 0.402%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$9,800	$739	$(1,320)	$(581)	$0	$(130)

Total Swap Agreements					$739	$(1,320)	$(581)	$0	$(130)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	73

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(130)	$(130)

(k)

Securities with an aggregate market value of $558 and cash of $696 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2020	EUR	1,421		$1,597	$30	$0
	04/2020	GBP	244		312	9	0
	04/2020		$1,656	EUR	1,502	6	(6)
	05/2020	EUR	162		$180	1	0

CBK	04/2020		28,908		31,651	25	(256)
	04/2020		$214	EUR	198	4	0

SCX	05/2020	EUR	28,639		$31,464	0	(162)

UAG	04/2020		10		11	0	0

Total Forward Foreign Currency Contracts						$75	$(424)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	$3,100	$(4)	$(372)	$0	$(376)

Total Swap Agreements								$(4)	$(372)	$0	$(376)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$46	$0	$0	$46	$(6)	$0	$0	$(6)	$40	$0	$40
BRC	0	0	0	0	0	0	(376)	(376)	(376)	571	195
CBK	29	0	0	29	(256)	0	0	(256)	(227)	326	99
SCX	0	0	0	0	(162)	0	0	(162)	(162)	0	(162)

Total Over the Counter	$75	$0	$0	$75	$(424)	$0	$(376)	$(800)

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

(m)

Securities with an aggregate market value of $897 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$75	$0	$75

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$130	$0	$0	$0	$130

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$424	$0	$424
Swap Agreements	0	0	0	0	376	376

	$0	$0	$0	$424	$376	$800

	$0	$130	$0	$424	$376	$930

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(218)	$0	$0	$25	$(193)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,873	$0	$3,873
Swap Agreements	0	0	0	0	1,254	1,254

	$0	$0	$0	$3,873	$1,254	$5,127

	$0	$(218)	$0	$3,873	$1,279	$4,934

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(1,992)	$0	$0	$0	$(1,992)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,475)	$0	$(1,475)
Swap Agreements	0	0	0	0	(848)	(848)

	$0	$0	$0	$(1,475)	$(848)	$(2,323)

	$0	$(1,992)	$0	$(1,475)	$(848)	$(4,315)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	75

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,125	$910	$3,035
Corporate Bonds & Notes
Banking & Finance	0	15,002	0	15,002
Industrials	0	212,961	0	212,961
Utilities	0	21,394	0	21,394
Convertible Bonds & Notes
Industrials	0	164	0	164
Utilities	0	148	0	148
U.S. Treasury Obligations	0	10,862	0	10,862
Common Stocks
Communication Services	54	0	0	54
Consumer Discretionary	0	0	50	50
Financials	0	0	2	2
Health Care	21	0	0	21
Materials	129	0	0	129
Warrants
Communication Services	0	133	0	133
Preferred Securities
Industrials	0	0	1,361	1,361
Short-Term Instruments
Repurchase Agreements	0	273	0	273

	$204	$263,062	$2,323	$265,589

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$23,442	$0	$0	$23,442

Total Investments	$23,646	$263,062	$2,323	$289,031

Financial Derivative Instruments - Assets
Over the counter	$0	$75	$0	$75

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(130)	0	(130)
Over the counter	0	(800)	0	(800)

	$0	$(930)	$0	$(930)

Total Financial Derivative Instruments	$0	$(855)	$0	$(855)

Totals	$23,646	$262,207	$2,323	$288,176

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term Credit Bond Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.7%

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~	$4,800	$4,673

Ancestry.com Operations, Inc.
5.240% (LIBOR03M + 4.250%) due 08/27/2026 «~	993	829

Aramark Services, Inc.
2.739% (LIBOR03M + 1.750%) due 03/11/2025 ~	466	437

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(h)	8,008	7,748

Brand Energy & Infrastructure Services, Inc.
5.700% - 6.124% (LIBOR03M + 4.250%) due 06/21/2024 ~	2,018	1,648

Caesars Resort Collection LLC
3.739% (LIBOR03M + 2.750%) due 12/23/2024 ~	4,594	3,774

Camelot U.S. Acquisition 1 Co.
4.239% (LIBOR03M + 3.250%) due 10/31/2026 ~	100	90

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,724	1,602

Citadel Securities LP
3.739% (LIBOR03M + 2.750%) due 02/27/2026 «~	2,367	2,119

CommScope, Inc.
4.239% (LIBOR03M + 3.250%) due 04/06/2026 «~	1,692	1,607

CPG International, Inc.
5.933% (LIBOR03M + 3.750%) due 05/05/2024 «~	1,619	1,360

CSC Holdings LLC
3.112% (LIBOR03M + 2.500%) due 04/15/2027 ~	1,679	1,625

Dell International LLC
2.990% (LIBOR03M + 2.000%) due 09/19/2025 ~	288	277

Delos Finance SARL
3.200% (LIBOR03M + 1.750%) due 10/06/2023 ~	6,300	5,627

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	3,752	2,842

Diamond Sports Group LLC
4.180% (LIBOR03M + 3.250%) due 08/24/2026 «~	4,975	3,905

E.W. Scripps Co.
3.489% (LIBOR03M + 2.500%) due 05/01/2026 ~	891	836

Envision Healthcare Corp.
4.739% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,778	953

Genesee & Wyoming, Inc.
3.450% (LIBOR03M + 2.000%) due 12/30/2026 ~	1,000	969

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~	1,200	1,119

Level 3 Parent LLC
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~	337	319

MH Sub LLC
4.822% (LIBOR03M + 3.750%) due 09/13/2024 ~	4,607	4,008

NCI Building Systems, Inc.
4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~	2,871	2,512

Nielsen Finance LLC
3.005% (LIBOR03M + 2.000%) due 10/04/2023 ~	387	363

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Numericable Group S.A.
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	1,578	$1,619

PG&E Corp.
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~		$2,800	2,786

RegionalCare Hospital Partners Holdings, Inc.
4.739% (LIBOR03M + 3.750%) due 11/17/2025 ~		419	386

SS&C Technologies Holdings Europe SARL
2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~		819	745

SS&C Technologies, Inc.
2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~		1,148	1,045

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~		5,000	4,995

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		6,700	6,716

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~		5,600	5,516
2.205% (LIBOR03M + 0.830%) due 03/29/2021 «~		11,000	10,714

Traverse Midstream Partners LLC
5.000% (LIBOR03M + 4.000%) due 09/27/2024 ~		358	208

U.S. Foods, Inc.
2.739% (LIBOR03M + 1.750%) due 06/27/2023 ~		492	454

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		2,360	2,018

USI, Inc.
4.989% (LIBOR03M + 4.000%) due 12/02/2026 «~		898	821

Westmoreland Mining Holdings LLC
9.093% (LIBOR03M + 8.250%) due 03/15/2022 ~		588	579

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(a)		2,197	1,590

WR Grace & Co.
3.200% (LIBOR03M + 1.750%) due 04/03/2025 ~		690	603

Zayo Group Holdings, Inc.
3.989% (LIBOR03M + 3.000%) due 03/09/2027 ~		2,100	1,969

Total Loan Participations and Assignments (Cost $104,226)			94,006

CORPORATE BONDS & NOTES 71.9%

BANKING & FINANCE 25.3%

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031		2,200	2,144
4.700% due 07/01/2030		700	743
4.850% due 04/15/2049		700	743

Allstate Corp.
6.500% due 05/15/2067 •		1,400	1,535

Ally Financial, Inc.
8.000% due 11/01/2031		4,300	4,954

American Express Co.
4.050% due 12/03/2042		82	98

American Financial Group, Inc.
4.500% due 06/15/2047		7,700	7,717

American Homes 4 Rent LP
4.250% due 02/15/2028		1,800	1,789
4.900% due 02/15/2029		300	293

American International Group, Inc.
5.750% due 04/01/2048 •		600	527

American Tower Corp.
3.125% due 01/15/2027		6,300	6,201
3.375% due 10/15/2026		4,800	4,812

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.700% due 10/15/2049		$400	$388
3.800% due 08/15/2029		6,400	6,571
3.950% due 03/15/2029		1,400	1,460

Arch Capital Finance LLC
5.031% due 12/15/2046		500	585

AvalonBay Communities, Inc.
3.900% due 10/15/2046		7,100	6,728

Aviation Capital Group LLC
4.875% due 10/01/2025		4,500	4,018

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,000	1,555

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	4,168

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	800	752

Banco Bradesco S.A.
3.200% due 01/27/2025		$2,900	2,657

Banco BTG Pactual S.A.
4.500% due 01/10/2025		5,400	4,752

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(f)(g)		1,200	916

Bancolombia S.A.
4.625% due 12/18/2029 •(g)		3,000	2,647

Bank of America Corp.
3.824% due 01/20/2028 •		95	99
3.946% due 01/23/2049 •		265	283
4.244% due 04/24/2038 •		185	213
4.330% due 03/15/2050 •		60	71
4.443% due 01/20/2048 •		100	113
7.750% due 05/14/2038		7,700	11,501

Bank of America N.A.
6.000% due 10/15/2036		1,200	1,616

Barclays Bank PLC
7.625% due 11/21/2022 (g)		200	205

Barclays PLC
4.375% due 01/12/2026		5,000	5,103
5.250% due 08/17/2045		2,900	3,231
7.125% due 06/15/2025 •(f)(g)	GBP	8,400	8,939
7.875% due 09/15/2022 •(f)(g)		800	868
8.000% due 12/15/2020 •(f)(g)	EUR	10,000	10,531

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		$2,400	2,834
4.250% due 01/15/2049		70	87

BGC Partners, Inc.
5.375% due 07/24/2023		3,300	3,303

Blackstone Holdings Finance Co. LLC
3.500% due 09/10/2049		2,500	2,272

BNP Paribas S.A.
7.000% due 08/16/2028 •(f)(g)		2,900	2,810

Brighthouse Financial, Inc.
4.700% due 06/22/2047		4,700	3,790

Brixmor Operating Partnership LP
4.125% due 05/15/2029		1,200	1,233

Brookfield Finance LLC
3.450% due 04/15/2050		1,300	1,048

Brookfield Finance, Inc.
4.700% due 09/20/2047		4,800	4,529
4.850% due 03/29/2029		1,100	1,171

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		700	572

Carlyle Finance LLC
5.650% due 09/15/2048		3,100	3,447

CBL & Associates LP
5.950% due 12/15/2026		700	134

China Evergrande Group
6.250% due 06/28/2021 (j)		2,600	2,262

Chubb INA Holdings, Inc.
4.350% due 11/03/2045		85	103

Citigroup, Inc.
2.976% due 11/05/2030 •		1,600	1,589
3.400% due 05/01/2026		1,000	1,074
3.668% due 07/24/2028 •		205	213
3.887% due 01/10/2028 •		55	57
4.650% due 07/30/2045		63	76
4.750% due 05/18/2046		7,200	8,283

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	77

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.125% due 07/15/2039		$2,900	$4,590

Cleveland Clinic Foundation
4.858% due 01/01/2114		45	56

CME Group, Inc.
4.150% due 06/15/2048		1,825	2,331

CNA Financial Corp.
3.900% due 05/01/2029		2,500	2,500

Commonwealth Bank of Australia
3.743% due 09/12/2039 (g)		3,800	3,223

Cooperatieve Rabobank UA
5.250% due 05/24/2041		75	104
5.500% due 06/29/2020 •(f)(g)(j)	EUR	7,300	7,749
6.625% due 06/29/2021 •(f)(g)(j)		3,000	3,176

Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		$3,000	3,022

Credit Agricole S.A.
7.500% due 06/23/2026 •(f)(g)	GBP	400	455

Credit Suisse AG
6.500% due 08/08/2023 (g)		$7,675	7,846

Credit Suisse Group AG
2.593% due 09/11/2025 •		700	666
3.869% due 01/12/2029 •		750	761
5.100% due 01/24/2030 •(f)(g)		3,800	2,940
6.250% due 12/18/2024 •(f)(g)		2,800	2,600
6.375% due 08/21/2026 •(f)(g)		2,400	2,108
7.250% due 09/12/2025 •(f)(g)		18,200	16,529
7.500% due 07/17/2023 •(f)(g)		5,500	5,073

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		500	506

Crown Castle International Corp.
3.800% due 02/15/2028		2,800	2,811
4.000% due 03/01/2027		200	207
4.300% due 02/15/2029		605	629
4.750% due 05/15/2047		2,650	2,907
5.200% due 02/15/2049		14,248	16,135

CubeSmart LP
4.375% due 02/15/2029		1,900	1,979

CVS Pass-Through Trust
4.704% due 01/10/2036		1,547	1,826

CyrusOne LP
3.450% due 11/15/2029		2,000	1,777

Deutsche Bank AG
3.961% due 11/26/2025 •		5,800	5,374
4.250% due 10/14/2021		6,500	6,188

Digital Realty Trust LP
3.600% due 07/01/2029		1,100	1,076
4.450% due 07/15/2028		3,400	3,628

Discover Bank
3.450% due 07/27/2026		2,000	1,960

Doctors Co.
6.500% due 10/15/2023		10,150	11,107

E*TRADE Financial Corp.
3.800% due 08/24/2027		1,400	1,417
4.500% due 06/20/2028		800	833

Emerald Bay S.A.
0.000% due 10/08/2020 (c)	EUR	8,567	9,165

EPR Properties
3.750% due 08/15/2029		$3,200	2,400
4.500% due 06/01/2027		1,567	1,408
4.950% due 04/15/2028		100	99

Equinix, Inc.
3.200% due 11/18/2029		1,000	932

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,600	1,560
5.000% due 04/20/2048		4,175	3,962

ERP Operating LP
4.500% due 07/01/2044		3,040	3,323
4.500% due 06/01/2045		1,200	1,225

Essex Portfolio LP
3.375% due 04/15/2026		5,600	5,665

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		2,500	2,703

Farmers Exchange Capital
5.454% due 10/15/2054 •		10,200	12,760

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farmers Insurance Exchange
4.747% due 11/01/2057 •		$7,000	$7,471

Fidelity National Financial, Inc.
5.500% due 09/01/2022		12,425	13,653

First American Financial Corp.
4.300% due 02/01/2023		900	907

First Republic Bank
4.625% due 02/13/2047		2,000	2,173

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,100	6,137

FMR LLC
6.450% due 11/15/2039		4,500	6,044

Ford Motor Credit Co. LLC
2.343% due 11/02/2020		800	772
2.645% (US0003M + 1.270%) due 03/28/2022 ~		1,100	894
2.710% (US0003M + 0.810%) due 04/05/2021 ~		3,890	3,599
3.336% due 03/18/2021		2,500	2,400
3.550% due 10/07/2022		4,300	4,031
5.584% due 03/18/2024		8,100	7,553
5.596% due 01/07/2022		200	194

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,400	1,038
6.750% due 03/15/2022		3,300	3,072

Freedom Mortgage Corp.
8.250% due 04/15/2025		4,525	3,586

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,000	5,412

General Motors Financial Co., Inc.
4.000% due 10/06/2026		40	34

GLP Capital LP
4.000% due 01/15/2030		5,000	4,239
5.300% due 01/15/2029		3,600	3,104

Goldman Sachs Group, Inc.
3.500% due 11/16/2026		365	374
3.691% due 06/05/2028 •		55	57
3.750% due 05/22/2025		1,956	2,029
3.750% due 02/25/2026		6,200	6,473
3.814% due 04/23/2029 •		25	26
4.017% due 10/31/2038 •		23,500	23,687
4.223% due 05/01/2029 •		2,700	2,889

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		3,600	4,388

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,700	3,493

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		3,903	4,464

Harborwalk Funding Trust
5.077% due 02/15/2069 •		2,500	2,958

Hartford Financial Services Group, Inc.
3.817% due 02/12/2067 •		2,900	1,880

Healthpeak Properties, Inc.
3.500% due 07/15/2029		80	78

High Street Funding Trust
4.682% due 02/15/2048		1,500	1,861

Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	1,780

HSBC Holdings PLC
3.803% due 03/11/2025 •		1,500	1,564
4.041% due 03/13/2028 •		7,100	7,241
4.583% due 06/19/2029 •		2,090	2,229
5.875% due 09/28/2026 •(f)(g)	GBP	5,378	5,972
6.500% due 09/15/2037		$100	121
6.800% due 06/01/2038		220	269
7.625% due 05/17/2032		1,800	2,461

ING Groep NV
5.750% due 11/16/2026 •(f)(g)		2,500	2,166

Intercontinental Exchange, Inc.
3.100% due 09/15/2027		600	610
4.250% due 09/21/2048		1,185	1,377

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(f)(g)	EUR	200	196
7.750% due 01/11/2027 •(f)(g)		4,650	4,755

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Invesco Finance PLC
5.375% due 11/30/2043		$55	$74

Jefferies Finance LLC
6.250% due 06/03/2026		5,400	5,033
7.250% due 08/15/2024		1,000	869

Jefferies Group LLC
6.500% due 01/20/2043		2,100	1,749

JPMorgan Chase & Co.
2.696% (US0003M + 0.890%) due 07/23/2024 ~		2,500	2,257
3.509% due 01/23/2029 •		105	108
3.782% due 02/01/2028 •		40	43
3.964% due 11/15/2048 •		110	128
4.032% due 07/24/2048 •		30	35
8.750% due 09/01/2030		275	416

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		700	632

Kimco Realty Corp.
3.700% due 10/01/2049		5,000	4,097
4.450% due 09/01/2047		2,000	1,816

KKR Group Finance Co. LLC
3.625% due 02/25/2050		3,300	2,738

Lazard Group LLC
4.375% due 03/11/2029		300	304

Legg Mason, Inc.
5.625% due 01/15/2044		1,400	1,495

Liberty Mutual Group, Inc.
3.951% due 10/15/2050		900	839

Life Storage LP
4.000% due 06/15/2029		4,600	4,686

Lincoln National Corp.
4.350% due 03/01/2048		3,000	2,762

Lloyds Bank PLC
7.500% due 04/02/2032 þ		4,600	4,156

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		4,060	4,037
4.550% due 08/16/2028		5,600	5,955
7.875% due 06/27/2029 •(f)(g)	GBP	200	228

Loews Corp.
4.125% due 05/15/2043		$40	39

Manulife Financial Corp.
5.375% due 03/04/2046		7,300	8,762

Marsh & McLennan Cos., Inc.
4.350% due 01/30/2047		200	209
4.900% due 03/15/2049		400	514

Massachusetts Mutual Life Insurance Co.
3.729% due 10/15/2070		2,970	2,768
4.900% due 04/01/2077		1,000	1,066

MetLife, Inc.
4.125% due 08/13/2042		30	32
4.875% due 11/13/2043		75	87

Metropolitan Life Global Funding
2.400% due 06/17/2022		500	503

MGM Growth Properties Operating Partnership LP
5.750% due 02/01/2027		1,900	1,660

Mitsubishi UFJ Financial Group, Inc.
4.153% due 03/07/2039		2,200	2,412

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		200	199

Mizuho Financial Group, Inc.
2.869% due 09/13/2030 •		2,500	2,380

Morgan Stanley
3.772% due 01/24/2029 •		180	190
4.457% due 04/22/2039 •		90	103
7.500% due 04/02/2032 þ(h)		11,300	9,883

Nationwide Building Society
3.960% due 07/18/2030 •		6,800	6,889

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	3,884

Navient Corp.
6.150% due 03/10/2021		400	386

Neuberger Berman Group LLC
4.500% due 03/15/2027		400	407
4.875% due 04/15/2045		2,200	2,015

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Life Insurance Co.
4.450% due 05/15/2069		$4,700	$4,939

Nippon Life Insurance Co.
3.400% due 01/23/2050 •		2,000	1,927

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		2,498	2,415
3.650% due 09/21/2021 (h)		2,200	2,157
3.875% due 09/21/2023		5,400	5,394

Ohio National Financial Services, Inc.
5.550% due 01/24/2030		3,000	3,036

Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	562

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028		4,500	4,831

ORIX Corp.
4.050% due 01/16/2024		3,500	3,649

Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	24,719

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		6,300	5,475

PartnerRe Finance B LLC
3.700% due 07/02/2029		2,320	2,628

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,584

Physicians Realty LP
3.950% due 01/15/2028		1,900	1,807

Pine Street Trust
5.568% due 02/15/2049		3,800	3,880

Pinnacol Assurance
8.625% due 06/25/2034 «(h)		7,000	7,903

Piper Jaffray Cos.
5.200% due 10/15/2023		6,000	5,692

Progressive Corp.
4.125% due 04/15/2047		500	590

Prudential Financial, Inc.
3.905% due 12/07/2047		44	43
3.935% due 12/07/2049		106	104
4.600% due 05/15/2044		30	32

Raymond James Financial, Inc.
4.950% due 07/15/2046		25	29

Regency Centers LP
4.400% due 02/01/2047		1,100	1,133
4.650% due 03/15/2049		500	536

Ronshine China Holdings Ltd.
8.950% due 01/22/2023		1,300	1,206

Royal Bank of Scotland Group PLC
4.269% due 03/22/2025 •		800	823
4.445% due 05/08/2030 •		4,100	4,306
4.892% due 05/18/2029 •		5,200	5,520
5.076% due 01/27/2030 •		4,100	4,464
7.500% due 08/10/2020 •(f)(g)		4,600	4,242
7.648% due 09/30/2031 •(f)		700	896
8.625% due 08/15/2021 •(f)(g)		2,500	2,451

Sabra Health Care LP
4.800% due 06/01/2024		1,300	1,322

Santander UK Group Holdings PLC
4.750% due 09/15/2025		3,400	3,389
4.796% due 11/15/2024 •		3,000	3,148
6.750% due 06/24/2024 •(f)(g)	GBP	700	707
7.375% due 06/24/2022 •(f)(g)		600	616

SBA Communications Corp.
3.875% due 02/15/2027 (j)		$3,000	3,030

Sberbank of Russia Via SB Capital S.A.
5.250% due 05/23/2023 (g)		2,300	2,286
6.125% due 02/07/2022		11,985	12,422

Selective Insurance Group, Inc.
5.375% due 03/01/2049		1,700	1,802

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		2,300	1,788

SL Green Realty Corp.
4.500% due 12/01/2022		2,800	2,879

Societe Generale S.A.
6.750% due 04/06/2028 •(f)(g)		400	334
7.375% due 10/04/2023 •(f)(g)		4,800	4,155

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit Realty LP
4.450% due 09/15/2026		$2,000	$1,906

Springleaf Finance Corp.
5.375% due 11/15/2029		2,500	2,303

Standard Chartered PLC
4.305% due 05/21/2030 •		2,000	2,016

Stearns Holdings LLC
5.000% due 11/05/2024		66	43
9.375% due 08/15/2020 «		2,502	0

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		2,300	2,304

Sunac China Holdings Ltd.
7.350% due 07/19/2021		300	292
8.375% due 01/15/2021		5,300	5,267
8.625% due 07/27/2020		1,900	1,887

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		3,500	3,378
4.375% due 09/15/2054 •		4,000	4,084
6.850% due 12/16/2039		371	517

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	761	1,151
5.661% due 10/13/2041		49	76
5.744% due 04/13/2040		97	149
7.623% due 07/13/2039		3,189	5,549

Travelers Cos., Inc.
4.000% due 05/30/2047		$95	108
4.050% due 03/07/2048		1,000	1,147
4.100% due 03/04/2049		30	35

Trust Fibra Uno
6.390% due 01/15/2050		3,900	3,628
6.950% due 01/30/2044		5,300	5,023

UBS AG
7.625% due 08/17/2022 (g)		13,050	13,448

UBS Group AG
3.126% due 08/13/2030 •		1,700	1,662
4.125% due 09/24/2025		6,600	6,870
7.000% due 02/19/2025 •(f)(g)		3,200	3,104
7.125% due 08/10/2021 •(f)(g)		2,700	2,649

UDR, Inc.
4.000% due 10/01/2025		600	635
4.400% due 01/26/2029		700	728

UniCredit SpA
6.572% due 01/14/2022		2,600	2,650
6.625% due 06/03/2023 •(f)(g)	EUR	2,200	1,909
7.500% due 06/03/2026 •(f)(g)		6,000	6,044

Unum Group
4.500% due 12/15/2049		$8,100	6,315

Ventas Realty LP
4.875% due 04/15/2049		500	528

VEREIT Operating Partnership LP
3.950% due 08/15/2027		1,100	1,048
4.875% due 06/01/2026		300	290

Visa, Inc.
4.300% due 12/14/2045		175	222

Voya Financial, Inc.
4.700% due 01/23/2048 •		500	411
5.700% due 07/15/2043		630	735

Washington Prime Group LP
6.450% due 08/15/2024		8,550	5,077

WEA Finance LLC
3.750% due 09/17/2024		1,400	1,336

Wells Fargo & Co.
2.879% due 10/30/2030 •		8,300	8,248
3.196% due 06/17/2027 •		6,200	6,397
4.150% due 01/24/2029		2,515	2,750
4.400% due 06/14/2046		150	170
4.650% due 11/04/2044		70	81
5.375% due 02/07/2035		1,600	1,894
5.375% due 11/02/2043		3,100	3,719

Wells Fargo Bank N.A.
6.600% due 01/15/2038		3,700	5,206

Welltower, Inc.
4.950% due 09/01/2048		5,050	5,110
5.125% due 03/15/2043		2,300	2,353
6.500% due 03/15/2041		925	1,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weyerhaeuser Co.
4.000% due 11/15/2029		$7,900	$8,017
6.950% due 10/01/2027		16,922	19,844
7.375% due 03/15/2032		2,413	2,852
7.950% due 03/15/2025		200	238

Willis North America, Inc.
3.875% due 09/15/2049		725	757

XLIT Ltd.
5.500% due 03/31/2045		2,000	2,325

			888,696

INDUSTRIALS 33.5%

Abbott Laboratories
4.900% due 11/30/2046		85	117

AbbVie, Inc.
4.400% due 11/06/2042		2,170	2,422
4.450% due 05/14/2046		7,000	7,474
4.875% due 11/14/2048		2,445	2,864

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		1,400	1,395

Activision Blizzard, Inc.
3.400% due 09/15/2026		5,500	5,813
4.500% due 06/15/2047		5,890	7,496

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		1,800	1,496

Adani Ports & Special Economic Zone Ltd.
4.375% due 07/03/2029		3,300	2,855

Adani Transmission Ltd.
4.250% due 05/21/2036		900	814

Aetna, Inc.
3.875% due 08/15/2047		40	41
4.125% due 11/15/2042		25	25

Alcon Finance Corp.
2.750% due 09/23/2026		1,500	1,520
3.800% due 09/23/2049		2,200	2,216

Allergan Funding SCS
4.550% due 03/15/2035		4,700	5,195
4.750% due 03/15/2045		3,000	3,252
4.850% due 06/15/2044		3,300	4,114

Altice Financing S.A.
2.250% due 01/15/2025	EUR	1,500	1,483

Altice France S.A.
5.500% due 01/15/2028		$2,200	2,072

Altria Group, Inc.
3.875% due 09/16/2046		3,200	2,909
5.800% due 02/14/2039		4,100	4,508

Amazon.com, Inc.
4.050% due 08/22/2047		120	154

America Movil S.A.B. de C.V.
6.125% due 03/30/2040		40	53

American Airlines Pass-Through Trust
3.200% due 12/15/2029		2,478	2,701
3.375% due 11/01/2028		3,888	3,616
4.000% due 01/15/2027		451	453

Amgen, Inc.
3.150% due 02/21/2040		6,600	6,577
3.375% due 02/21/2050		3,200	3,384
4.563% due 06/15/2048		2,610	3,153
4.663% due 06/15/2051		10,153	12,843

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036		10,000	10,481
4.900% due 02/01/2046		16,700	18,310

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048		4,100	4,208
4.600% due 04/15/2048		1,000	1,064
4.750% due 04/15/2058		6,500	6,706
4.900% due 01/23/2031		1,000	1,113
4.950% due 01/15/2042		5,600	6,067
5.450% due 01/23/2039		4,900	5,722
5.550% due 01/23/2049		500	591
5.800% due 01/23/2059		8,000	9,833

Anthem, Inc.
3.700% due 09/15/2049		3,400	3,427
4.550% due 03/01/2048		1,900	2,161
4.625% due 05/15/2042		50	56

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	79

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.650% due 01/15/2043	$1,435	$1,626
4.850% due 08/15/2054	85	96
5.100% due 01/15/2044	500	596

AP Moller - Maersk A/S
3.875% due 09/28/2025	2,425	2,353

Apache Corp.
5.250% due 02/01/2042	2,300	1,043

Apple, Inc.
3.450% due 02/09/2045	170	193
4.250% due 02/09/2047	9,200	11,839
4.650% due 02/23/2046	70	97

Aptiv PLC
5.400% due 03/15/2049	2,800	2,603

Bacardi Ltd.
5.150% due 05/15/2038	4,100	4,301
5.300% due 05/15/2048	3,600	3,928

Baker Hughes a GE Co. LLC
4.080% due 12/15/2047	500	413

BAT Capital Corp.
4.540% due 08/15/2047	5,800	5,321

Bayer U.S. Finance LLC
4.375% due 12/15/2028	1,700	1,821
4.625% due 06/25/2038	1,800	1,870
4.700% due 07/15/2064	75	74
4.875% due 06/25/2048	3,400	3,938

Biogen, Inc.
5.200% due 09/15/2045	1,000	1,300

Boeing Co.
3.650% due 03/01/2047	800	717

Bombardier, Inc.
6.125% due 01/15/2023	600	427
7.500% due 12/01/2024	100	67

Boston Scientific Corp.
4.700% due 03/01/2049	4,600	5,282
7.000% due 11/15/2035	1,500	2,035

Bristol-Myers Squibb Co.
4.250% due 10/26/2049	1,930	2,430
4.350% due 11/15/2047	1,800	2,271
4.550% due 02/20/2048	400	509
4.625% due 05/15/2044	300	385
5.000% due 08/15/2045	2,500	3,367

British Airways Pass-Through Trust
3.300% due 06/15/2034	3,598	3,429
4.125% due 03/20/2033	2,828	2,529

Broadcom Corp.
3.625% due 01/15/2024	7,300	7,238

Burlington Northern Santa Fe LLC
4.700% due 09/01/2045	20	24
5.050% due 03/01/2041	65	81
5.150% due 09/01/2043	125	163

Caesars Resort Collection LLC
5.250% due 10/15/2025	3,200	2,335

Cameron LNG LLC
2.902% due 07/15/2031	1,100	968
3.302% due 01/15/2035	3,500	3,046

Canadian Natural Resources Ltd.
6.250% due 03/15/2038	40	31

Canadian Pacific Railway Co.
6.125% due 09/15/2115	11,470	15,313

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	488	479

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047	1,500	1,185

Cenovus Energy, Inc.
5.250% due 06/15/2037	3,740	1,682
6.750% due 11/15/2039	6,200	3,012

Centene Corp.
4.625% due 12/15/2029	1,900	1,920

Charter Communications Operating LLC
5.125% due 07/01/2049	7,000	7,481
5.375% due 05/01/2047	10,100	10,962
5.750% due 04/01/2048	8,025	9,150
6.484% due 10/23/2045	80	98

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	11,500	8,649

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Children’s Hospital Corp.
4.115% due 01/01/2047	$25	$31

Cigna Corp.
3.875% due 10/15/2047	115	117
4.800% due 08/15/2038	30	34
4.900% due 12/15/2048	40	49

Coca-Cola Femsa S.A.B. de C.V.
5.250% due 11/26/2043	80	93

Colonial Pipeline Co.
4.250% due 04/15/2048	20	19

Columbia Pipeline Group, Inc.
5.800% due 06/01/2045	50	53

Comcast Corp.
3.400% due 07/15/2046	5,625	6,119
3.999% due 11/01/2049	25	30
4.000% due 08/15/2047	9,400	11,032
4.600% due 08/15/2045	65	83
4.750% due 03/01/2044	1,300	1,651
5.650% due 06/15/2035	150	203

CommonSpirit Health
3.347% due 10/01/2029	2,000	1,893

Community Health Systems, Inc.
6.250% due 03/31/2023	1,000	957
6.625% due 02/15/2025	500	466
8.000% due 03/15/2026	1,600	1,529
8.625% due 01/15/2024	6,400	6,366

Conagra Brands, Inc.
5.300% due 11/01/2038	7,500	8,187
5.400% due 11/01/2048	4,095	4,630

Constellation Brands, Inc.
4.100% due 02/15/2048	2,000	1,835
4.500% due 05/09/2047	1,200	1,126
5.250% due 11/15/2048	400	425

Continental Resources, Inc.
4.900% due 06/01/2044	3,500	1,533

Corning, Inc.
5.450% due 11/15/2079	1,000	1,035

Corp. Nacional del Cobre de Chile
4.375% due 02/05/2049	1,000	969
4.500% due 08/01/2047	5,100	5,131

Cox Communications, Inc.
4.600% due 08/15/2047	1,525	1,584
4.800% due 02/01/2035	4,800	5,236

CRH America Finance, Inc.
4.500% due 04/04/2048	3,800	3,582

CRH America, Inc.
5.125% due 05/18/2045	30	29

CSN Resources S.A.
7.625% due 04/17/2026	2,500	1,642

CSX Corp.
3.800% due 11/01/2046	75	76
4.250% due 11/01/2066	20	20
4.300% due 03/01/2048	100	110

CVS Health Corp.
4.780% due 03/25/2038	705	777

CVS Pass-Through Trust
7.507% due 01/10/2032	13,266	17,260
8.353% due 07/10/2031	287	345

Daimler Finance North America LLC
2.550% due 08/15/2022	350	336

Delhi International Airport Ltd.
6.125% due 10/31/2026	1,500	1,294

Dell International LLC
4.000% due 07/15/2024	1,300	1,314
4.900% due 10/01/2026	3,400	3,394
5.300% due 10/01/2029	30	29
5.450% due 06/15/2023	1,500	1,541
6.020% due 06/15/2026	6,500	6,930
8.100% due 07/15/2036	17,000	19,603
8.350% due 07/15/2046	80	94

Deutsche Telekom International Finance BV
4.750% due 06/21/2038	9,000	9,460
8.750% due 06/15/2030	110	150

Discovery Communications LLC
5.200% due 09/20/2047	5,000	5,133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy Gas Holdings LLC
4.600% due 12/15/2044	$1,200	$1,195

DP World PLC
6.850% due 07/02/2037	4,010	3,858

Ecopetrol S.A.
7.375% due 09/18/2043	3,750	3,821

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	10,964

Embotelladora Andina S.A.
3.950% due 01/21/2050	800	685

Embraer Netherlands Finance BV
5.400% due 02/01/2027	500	445

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	4,000	3,645

Enbridge Energy Partners LP
5.500% due 09/15/2040	500	481

Enbridge, Inc.
4.500% due 06/10/2044	271	252

Endo Dac
6.000% due 07/15/2023	1,105	809

Energy Transfer Operating LP
5.000% due 05/15/2050	3,300	2,573
5.150% due 03/15/2045	3,000	2,332
5.950% due 10/01/2043	50	44
6.125% due 12/15/2045	25	21
6.500% due 02/01/2042	6,400	5,792
7.500% due 07/01/2038	14,004	14,868

EnLink Midstream Partners LP
5.450% due 06/01/2047	1,200	405

Entergy Louisiana LLC
4.200% due 09/01/2048	35	40
4.200% due 04/01/2050	4,200	4,840

Enterprise Products Operating LLC
4.200% due 01/31/2050 (j)	3,730	3,536
4.250% due 02/15/2048	25	23
4.450% due 02/15/2043	18,697	17,756
4.850% due 03/15/2044	13,179	13,792
4.875% due 08/16/2077 •	4,200	2,892
4.950% due 10/15/2054	830	853
5.250% due 08/16/2077 •	2,900	1,992
5.375% due 02/15/2078 •	3,700	2,596
5.950% due 02/01/2041	2,400	2,615
6.450% due 09/01/2040	100	122

EQT Corp.
6.125% due 02/01/2025	3,800	2,955

ERAC USA Finance LLC
3.300% due 12/01/2026	100	100

Expedia Group, Inc.
3.250% due 02/15/2030	2,800	2,296

Exxon Mobil Corp.
4.114% due 03/01/2046	90	107

Fairstone Financial, Inc.
7.875% due 07/15/2024	2,500	2,372

FedEx Corp.
4.050% due 02/15/2048	105	93
4.950% due 10/17/2048	6,935	6,816

Fiserv, Inc.
4.400% due 07/01/2049	6,355	6,856

Flex Ltd.
4.875% due 06/15/2029	2,000	1,909

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	5,000	4,810

Fox Corp.
5.576% due 01/25/2049	11,625	13,974

GATX Corp.
4.500% due 03/30/2045	1,038	1,030

General Electric Co.
6.150% due 08/07/2037	30	35
6.875% due 01/10/2039	500	626

General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~	1,200	1,179
5.200% due 04/01/2045	25	20
6.600% due 04/01/2036	20	17

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gilead Sciences, Inc.
4.150% due 03/01/2047	$3,465	$4,257

Global Payments, Inc.
4.150% due 08/15/2049	1,700	1,647

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030 (j)	2,300	1,977

Halliburton Co.
5.000% due 11/15/2045	4,900	3,853

HCA, Inc.
5.125% due 06/15/2039	2,400	2,492
5.500% due 06/15/2047	5,000	5,481

Heineken NV
4.350% due 03/29/2047	3,000	2,962

Hess Corp.
7.300% due 08/15/2031	1,974	1,694

Home Depot, Inc.
4.200% due 04/01/2043	50	58
4.875% due 02/15/2044	160	199

Humana, Inc.
4.625% due 12/01/2042	40	44
4.800% due 03/15/2047	1,600	1,797

Huntsman International LLC
4.500% due 05/01/2029	4,100	3,506

IHS Markit Ltd.
4.250% due 05/01/2029	2,000	2,123

Imperial Brands Finance PLC
3.875% due 07/26/2029	6,700	6,308

Intel Corp.
3.734% due 12/08/2047	83	97

International Business Machines Corp.
4.250% due 05/15/2049	800	979

International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	800	761
5.000% due 09/26/2048	7,100	7,284

International Paper Co.
5.150% due 05/15/2046	1,000	1,041

Interpublic Group of Cos., Inc.
5.400% due 10/01/2048	550	580

JD.com, Inc.
4.125% due 01/14/2050	1,600	1,642

Johnson & Johnson
3.750% due 03/03/2047	160	200

Johnson Controls, Inc.
4.950% due 07/02/2064	20	23
5.700% due 03/01/2041	55	61

Kaiser Foundation Hospitals
4.150% due 05/01/2047	520	607

Kansas City Southern
3.125% due 06/01/2026	4,000	3,963
4.300% due 05/15/2043	700	710
4.950% due 08/15/2045	3,400	3,552

Keurig Dr Pepper, Inc.
4.597% due 05/25/2028	3,300	3,631

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	40	37
6.950% due 01/15/2038	1,750	1,826
7.400% due 03/15/2031	100	113

Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	3,902
7.420% due 02/15/2037	2,980	2,962
8.050% due 10/15/2030	3,825	4,421

Kraft Heinz Foods Co.
4.375% due 06/01/2046	9,500	8,613
5.000% due 07/15/2035	1,600	1,601
5.200% due 07/15/2045	13,841	13,386

Kroger Co.
4.450% due 02/01/2047	55	61

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,900	2,170

LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	2,521	2,775

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,400	2,153
3.200% due 08/08/2024	200	180

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 08/18/2026	$23,400	$21,456
3.900% due 08/08/2029	4,400	3,828

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	459	417

Level 3 Financing, Inc.
3.875% due 11/15/2029	2,100	1,983

LifePoint Health, Inc.
4.375% due 02/15/2027	100	95

Lowe’s Cos., Inc.
4.050% due 05/03/2047	2,000	1,993
4.550% due 04/05/2049	90	100
4.650% due 04/15/2042	65	71

LYB International Finance BV
4.875% due 03/15/2044	55	60

Magellan Midstream Partners LP
3.950% due 03/01/2050	2,300	1,986

Marathon Oil Corp.
5.200% due 06/01/2045	800	509
6.600% due 10/01/2037	500	343

Masco Corp.
4.500% due 05/15/2047	6,000	5,274

Mattel, Inc.
5.875% due 12/15/2027	1,000	1,026

McDonald’s Corp.
4.450% due 09/01/2048	25	28
4.875% due 12/09/2045	85	100

Medtronic, Inc.
4.375% due 03/15/2035	771	963

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	11,080	10,286
5.250% due 04/26/2026	1,800	1,634
5.375% due 12/04/2029	1,900	1,653
5.625% due 07/17/2027	2,200	1,934

Memorial Sloan-Kettering Cancer Center
4.125% due 07/01/2052	40	48

MGM China Holdings Ltd.
5.875% due 05/15/2026	3,038	2,691

Micron Technology, Inc.
4.663% due 02/15/2030	3,200	3,358
5.327% due 02/06/2029	3,800	4,180

Microsoft Corp.
3.700% due 08/08/2046	80	95
3.950% due 08/08/2056	20	25
4.000% due 02/12/2055	40	51
4.450% due 11/03/2045	3,500	4,621
4.875% due 12/15/2043	50	68

Moody’s Corp.
3.250% due 01/15/2028	1,800	1,829
4.875% due 12/17/2048	35	39

MPLX LP
4.125% due 03/01/2027	40	34
4.500% due 04/15/2038	25	20
4.900% due 04/15/2058	1,900	1,286
5.200% due 12/01/2047	60	50
5.500% due 02/15/2049	2,630	2,229

MSCI, Inc.
4.000% due 11/15/2029	900	899

Mylan NV
3.950% due 06/15/2026	5,667	5,672
5.250% due 06/15/2046	1,700	1,631

Mylan, Inc.
5.200% due 04/15/2048	1,900	1,713

NBCUniversal Media LLC
5.950% due 04/01/2041	2,400	3,327
6.400% due 04/30/2040	70	106

Nestle Holdings, Inc.
4.000% due 09/24/2048	800	965

Netflix, Inc.
5.375% due 11/15/2029	200	210

New York and Presbyterian Hospital
4.063% due 08/01/2056	45	54

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	3,225	4,032

Noble Energy, Inc.
6.000% due 03/01/2041	65	44

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Norfolk Southern Corp.
3.942% due 11/01/2047	$109	$114
4.100% due 05/15/2049	45	48
4.450% due 06/15/2045	4,500	5,012
5.100% due 08/01/2118	5,090	5,773

Northern Natural Gas Co.
4.300% due 01/15/2049	10,000	10,452

Northwell Healthcare, Inc.
3.809% due 11/01/2049	2,500	2,507
4.260% due 11/01/2047	30	32

Novartis Capital Corp.
4.400% due 05/06/2044	35	47

NXP BV
4.300% due 06/18/2029	4,000	4,118
5.550% due 12/01/2028	600	678

Occidental Petroleum Corp.
3.200% due 08/15/2026 (j)	1,600	782
4.300% due 08/15/2039	3,300	1,408
4.400% due 08/15/2049 (j)	4,600	1,995
4.500% due 07/15/2044	8,700	3,594
6.450% due 09/15/2036	1,100	527
6.600% due 03/15/2046	300	142
7.000% due 11/15/2027	600	290
7.150% due 05/15/2028	1,722	854

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (c)(f)	1,253	14

ONE Gas, Inc.
4.500% due 11/01/2048	20	24
4.658% due 02/01/2044	50	60

ONEOK Partners LP
6.125% due 02/01/2041	7,125	6,457

Oracle Corp.
4.300% due 07/08/2034	75	88

Ovintiv, Inc.
7.200% due 11/01/2031	4,700	2,067

Owens Corning
3.400% due 08/15/2026	1,300	1,215
4.300% due 07/15/2047	7,222	6,204
4.400% due 01/30/2048	1,300	1,116

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	6,600	6,845

PepsiCo, Inc.
3.375% due 07/29/2049	35	40
3.450% due 10/06/2046	135	153

Petroleos Mexicanos
6.350% due 02/12/2048	32,892	20,896
6.840% due 01/23/2030	5,400	3,935
6.950% due 01/28/2060	12,408	8,418
7.690% due 01/23/2050	7,021	4,952

Pfizer, Inc.
5.600% due 09/15/2040	3,000	4,174

Philip Morris International, Inc.
3.875% due 08/21/2042	2,600	2,780
4.250% due 11/10/2044	5,000	5,563

Phillips 66
5.875% due 05/01/2042	25	25

Phillips 66 Partners LP
4.680% due 02/15/2045	40	33

Pioneer Natural Resources Co.
7.200% due 01/15/2028	17,016	16,588

Prosus NV
3.680% due 01/21/2030	1,000	908

QVC, Inc.
4.450% due 02/15/2025	3,315	2,733
5.450% due 08/15/2034	900	662
5.950% due 03/15/2043	2,965	2,022

ReNew Power Pvt Ltd.
5.875% due 03/05/2027	1,800	1,287

Reynolds American, Inc.
5.850% due 08/15/2045	1,500	1,621
6.150% due 09/15/2043	500	545
7.250% due 06/15/2037	660	786

Rockies Express Pipeline LLC
4.800% due 05/15/2030	3,400	2,047
4.950% due 07/15/2029	6,000	3,558

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	81

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockwell Collins, Inc.
4.350% due 04/15/2047		$700	$782

Rogers Communications, Inc.
3.700% due 11/15/2049		1,400	1,468

S&P Global, Inc.
3.250% due 12/01/2049		1,700	1,699
4.500% due 05/15/2048		35	42

Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		1,300	1,241

Sands China Ltd.
5.125% due 08/08/2025		1,500	1,423
5.400% due 08/08/2028		6,000	5,673

Sasol Financing USA LLC
6.500% due 09/27/2028		2,700	1,109

Shire Acquisitions Investments Ireland DAC
3.200% due 09/23/2026		40	41

Siemens Financieringsmaatschappij NV
4.200% due 03/16/2047		1,000	1,173

Southern Co.
4.250% due 07/01/2036		3,640	3,562
4.400% due 07/01/2046		35	37

Southern Natural Gas Co. LLC
4.800% due 03/15/2047		65	64
7.350% due 02/15/2031		1,400	1,585

Spectra Energy Partners LP
4.500% due 03/15/2045		1,675	1,529
5.950% due 09/25/2043		20	22

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		8,800	7,584

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		230	224

Sprint Spectrum Co. LLC
5.152% due 09/20/2029		4,300	4,616

Standard Industries, Inc.
4.750% due 01/15/2028		1,405	1,304
5.000% due 02/15/2027		2,500	2,292

Starbucks Corp.
4.500% due 11/15/2048		40	45

Station Casinos LLC
4.500% due 02/15/2028		900	736

Steel Dynamics, Inc.
3.450% due 04/15/2030		1,000	912

Studio City Finance Ltd.
7.250% due 02/11/2024		4,700	4,029

Suzano Austria GmbH
6.000% due 01/15/2029		1,400	1,317
7.000% due 03/16/2047		6,340	6,035

Syngenta Finance NV
5.676% due 04/24/2048		4,300	3,471

Telefonica Emisiones S.A.
4.895% due 03/06/2048		7,000	7,784
5.213% due 03/08/2047		2,700	3,044
5.520% due 03/01/2049		4,600	5,419

Tencent Holdings Ltd.
3.925% due 01/19/2038		400	453
3.975% due 04/11/2029		1,600	1,783

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,500	2,979
8.375% due 06/15/2032		1,275	1,552

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		600	580

Teva Pharmaceutical Finance Netherlands BV
1.125% due 10/15/2024	EUR	400	368
1.250% due 03/31/2023		500	490
2.200% due 07/21/2021		$1,037	996
6.000% due 04/15/2024		600	593

Texas Eastern Transmission LP
7.000% due 07/15/2032		1,000	1,283

Thermo Fisher Scientific, Inc.
5.300% due 02/01/2044		900	1,113

Time Warner Cable LLC
4.500% due 09/15/2042		20	19
5.250% due 07/15/2042	GBP	800	1,098
5.500% due 09/01/2041		$6,225	6,538
5.875% due 11/15/2040		4,520	4,783

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.550% due 05/01/2037		$1,400	$1,577
6.750% due 06/15/2039		4,984	5,671
7.300% due 07/01/2038		6,900	8,499

Total Capital International S.A.
3.461% due 07/12/2049		80	82

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		9,400	10,266
5.100% due 03/15/2049		4,110	4,632
7.625% due 01/15/2039		1,925	2,499

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		4,440	4,430
7.850% due 02/01/2026		3,400	3,879

Transocean Guardian Ltd.
5.875% due 01/15/2024		1,169	944

Transocean, Inc.
7.250% due 11/01/2025		600	306

TTX Co.
4.600% due 02/01/2049		1,800	2,003

Tyson Foods, Inc.
4.550% due 06/02/2047		200	220
4.875% due 08/15/2034		2,700	3,305

Unigel Luxembourg S.A.
8.750% due 10/01/2026		2,200	1,331

Union Pacific Corp.
3.799% due 10/01/2051		40	43
3.839% due 03/20/2060		90	98
3.875% due 02/01/2055		35	35
4.300% due 03/01/2049		3,300	3,766

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,700	4,296
3.450% due 01/07/2030		4,254	3,950
4.150% due 02/25/2033		2,222	2,338
4.300% due 02/15/2027		50	50
4.550% due 08/25/2031		3,917	3,983

United Technologies Corp.
4.450% due 11/16/2038		800	920

UnitedHealth Group, Inc.
3.700% due 08/15/2049		170	190
3.750% due 10/15/2047		200	225
3.875% due 08/15/2059		500	547
4.625% due 07/15/2035		6,238	7,461

University of Southern California
5.250% due 10/01/2111		40	67

Univision Communications, Inc.
5.125% due 02/15/2025		1,900	1,634

Vale Overseas Ltd.
6.250% due 08/10/2026		3,500	3,800
6.875% due 11/21/2036		6,639	7,441
6.875% due 11/10/2039		1,300	1,447

Vale S.A.
3.750% due 01/10/2023	EUR	1,800	1,953

Valero Energy Corp.
4.000% due 04/01/2029		$1,100	1,076

ViacomCBS, Inc.
4.900% due 08/15/2044		5,700	5,429

Virgin Australia Holdings Ltd.
8.125% due 11/15/2024		800	372

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	2,100	2,360

VMware, Inc.
3.900% due 08/21/2027		$400	395

Walgreen Co.
4.400% due 09/15/2042		400	397

Walgreens Boots Alliance, Inc.
4.800% due 11/18/2044		45	44

Walmart, Inc.
4.050% due 06/29/2048		100	129

Waste Management, Inc.
4.000% due 07/15/2039		403	440
4.150% due 07/15/2049		55	64

Western & Southern Life Insurance Co.
5.150% due 01/15/2049		2,200	2,889

Western Digital Corp.
4.750% due 02/15/2026		1,200	1,224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Western Midstream Operating LP
5.450% due 04/01/2044		$2,025	$758

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		2,000	1,843

Williams Cos., Inc.
4.850% due 03/01/2048		45	42
5.100% due 09/15/2045		400	382
6.300% due 04/15/2040		1,900	1,925

Woodside Finance Ltd.
3.650% due 03/05/2025		100	94
3.700% due 09/15/2026		1,300	1,271
3.700% due 03/15/2028		1,126	1,085

Wyndham Destinations, Inc.
4.625% due 03/01/2030		2,200	1,706

Wynn Macau Ltd.
4.875% due 10/01/2024		2,200	2,076
5.500% due 10/01/2027		20,900	18,684

Yara International ASA
4.750% due 06/01/2028		1,100	1,117

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,218	1,387

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	120	1

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021		$500	502
4.250% due 08/15/2035		205	207
4.450% due 08/15/2045		2,106	2,076

Zoetis, Inc.
4.450% due 08/20/2048		1,225	1,369
4.700% due 02/01/2043		40	45

			1,176,509

UTILITIES 13.1%

AEP Texas, Inc.
4.150% due 05/01/2049		1,600	1,665

Alabama Power Co.
4.150% due 08/15/2044		35	33

Ameren Illinois Co.
3.250% due 03/15/2050		1,000	1,007

American Electric Power Co., Inc.
3.200% due 11/13/2027		50	50

Arizona Public Service Co.
3.500% due 12/01/2049		1,400	1,431

AT&T, Inc.
2.781% (US0003M + 0.950%) due 07/15/2021 ~		5,150	5,062
4.300% due 12/15/2042		6,813	7,233
4.350% due 06/15/2045		10,643	11,306
4.500% due 03/09/2048		15,877	17,315
4.550% due 03/09/2049		312	337
4.750% due 05/15/2046		400	446
4.800% due 06/15/2044		6,065	6,788
4.900% due 08/15/2037		2,000	2,253
5.150% due 11/15/2046		4,600	5,434
5.350% due 09/01/2040		40	47
5.450% due 03/01/2047		20,000	24,105
6.350% due 03/15/2040		55	70

Atmos Energy Corp.
4.125% due 10/15/2044		25	27
4.125% due 03/15/2049		30	34

Avangrid, Inc.
3.800% due 06/01/2029		4,000	4,104

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		3,900	3,338

Baltimore Gas & Electric Co.
3.200% due 09/15/2049		4,000	3,830

Bell Canada, Inc.
4.464% due 04/01/2048		105	113

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049		8,370	9,695
5.150% due 11/15/2043		85	102

BG Energy Capital PLC
5.125% due 10/15/2041		3,100	3,519

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Hills Corp.
3.050% due 10/15/2029	$2,300	$2,222
3.875% due 10/15/2049	1,900	1,643

BP Capital Markets America, Inc.
3.119% due 05/04/2026	65	66
3.937% due 09/21/2028	50	54
4.234% due 11/06/2028	20	22

British Telecommunications PLC
4.250% due 11/08/2049	2,400	2,348
9.625% due 12/15/2030	3,640	5,614

Brooklyn Union Gas Co.
4.487% due 03/04/2049	1,200	1,279

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030	2,300	2,046

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	387

CNOOC Nexen Finance ULC
4.875% due 04/30/2044	75	95

Comision Federal de Electricidad
5.750% due 02/14/2042	55	51

Commonwealth Edison Co.
3.650% due 06/15/2046	55	59
4.000% due 03/01/2048	700	790

Consolidated Edison Co. of New York, Inc.
3.700% due 11/15/2059	1,700	1,622
4.500% due 05/15/2058	4,600	5,099
4.625% due 12/01/2054	40	45
4.650% due 12/01/2048	1,900	2,182

Consumers Energy Co.
4.050% due 05/15/2048	2,500	2,905
4.350% due 04/15/2049	35	42

Deutsche Telekom AG
3.625% due 01/21/2050	2,500	2,499

Dominion Energy, Inc.
5.950% due 06/15/2035	35	41

Drax Finco PLC
6.625% due 11/01/2025	3,200	3,228

DTE Electric Co.
4.050% due 05/15/2048	1,600	1,824

Duke Energy Carolinas LLC
3.200% due 08/15/2049	7,800	7,917
3.875% due 03/15/2046	80	91
3.950% due 03/15/2048	6,000	6,802

Duke Energy Corp.
3.950% due 08/15/2047	2,300	2,230
4.800% due 12/15/2045	85	93

Duke Energy Florida LLC
3.200% due 01/15/2027	80	83
3.400% due 10/01/2046	55	57
4.200% due 07/15/2048	25	29

Duke Energy Progress LLC
3.600% due 09/15/2047	5,900	6,287

E.ON International Finance BV
6.650% due 04/30/2038	600	832

Edison International
5.750% due 06/15/2027	1,400	1,458

Electricite de France S.A.
4.950% due 10/13/2045	2,150	2,398

Emera U.S. Finance LP
4.750% due 06/15/2046	2,100	1,944

Enable Midstream Partners LP
5.000% due 05/15/2044	7,223	3,082

Enel Finance International NV
2.650% due 09/10/2024	2,900	2,774
4.750% due 05/25/2047	3,000	3,077
4.875% due 06/14/2029	2,800	3,055

Exelon Corp.
5.625% due 06/15/2035	200	231

Exelon Generation Co. LLC
5.600% due 06/15/2042	2,195	2,129

FirstEnergy Transmission LLC
5.450% due 07/15/2044	6,330	7,167

Florida Power & Light Co.
3.950% due 03/01/2048	4,660	5,587
4.125% due 06/01/2048	120	137

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$2,100	$2,102
6.000% due 11/27/2023		4,600	4,844

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	100	110
3.125% due 11/17/2023		4,300	4,817
4.250% due 04/06/2024 (j)	GBP	7,000	8,682
5.150% due 02/11/2026		$8,400	8,808
6.510% due 03/07/2022		700	727

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		5,000	4,630

Georgia Power Co.
4.300% due 03/15/2042		80	87
4.750% due 09/01/2040		25	25

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		1,700	1,428

Gulf Power Co.
4.550% due 10/01/2044		4,000	4,370

Indiana Michigan Power Co.
4.250% due 08/15/2048		20	23
4.550% due 03/15/2046		400	450

ITC Holdings Corp.
3.350% due 11/15/2027		75	77

Jersey Central Power & Light Co.
6.150% due 06/01/2037		250	336

Kentucky Utilities Co.
4.375% due 10/01/2045		2,300	2,580

Louisville Gas & Electric Co.
4.250% due 04/01/2049		2,200	2,514

MidAmerican Energy Co.
3.650% due 08/01/2048		75	81
3.950% due 08/01/2047		40	43
4.250% due 05/01/2046		3,450	3,891
4.250% due 07/15/2049		4,225	4,974

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029		2,200	2,125

Monongahela Power Co.
5.400% due 12/15/2043		4,224	4,733

Nevada Power Co.
3.125% due 08/01/2050		5,300	4,938

New England Power Co.
3.800% due 12/05/2047		6,300	6,496

NGPL PipeCo LLC
7.768% due 12/15/2037		1,800	1,806

NiSource, Inc.
3.950% due 03/30/2048		1,245	1,272
5.650% due 02/01/2045		500	577
5.800% due 02/01/2042		300	336

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		242	205

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		1,044	343

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,061	854

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)		5,238	655

Ohio Power Co.
4.000% due 06/01/2049		85	88

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (a)(h)		4,000	2,765

Oncor Electric Delivery Co. LLC
3.800% due 06/01/2049		110	116

ONEOK, Inc.
4.950% due 07/13/2047		4,100	3,256
5.200% due 07/15/2048		12,450	9,812

Orange S.A.
5.375% due 01/13/2042		20	26
9.000% due 03/01/2031		715	1,087

PacifiCorp
4.125% due 01/15/2049		8,700	9,457
6.000% due 01/15/2039		90	123

Parsley Energy LLC
4.125% due 02/15/2028		1,100	756

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PECO Energy Co.
3.900% due 03/01/2048		$60	$68

Petrobras Global Finance BV
5.093% due 01/15/2030		1,935	1,773
6.250% due 12/14/2026	GBP	900	1,052

Piedmont Natural Gas Co., Inc.
3.640% due 11/01/2046		$1,000	962

Plains All American Pipeline LP
5.150% due 06/01/2042		8,400	5,584
6.650% due 01/15/2037		2,212	1,787

PPL Capital Funding, Inc.
4.000% due 09/15/2047		1,700	1,586

Public Service Co. of Colorado
3.200% due 03/01/2050		2,800	2,847

Public Service Electric & Gas Co.
3.650% due 09/01/2028		25	26

Puget Sound Energy, Inc.
4.223% due 06/15/2048		2,700	3,136

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	3,600	3,450

Rio Oil Finance Trust
8.200% due 04/06/2028		$4,600	4,186
9.250% due 07/06/2024		2,815	2,776

San Diego Gas & Electric Co.
3.750% due 06/01/2047		1,895	1,929
4.100% due 06/15/2049		1,578	1,624
4.150% due 05/15/2048		2,795	3,023
4.500% due 08/15/2040		2,700	2,898

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044		5,100	5,422

Sempra Energy
3.250% due 06/15/2027		1,268	1,235
4.000% due 02/01/2048		925	891
6.000% due 10/15/2039		2,935	3,245

Shell International Finance BV
3.625% due 08/21/2042		1,000	1,040
3.750% due 09/12/2046		165	177
4.000% due 05/10/2046		110	124
4.550% due 08/12/2043		120	141

Southern California Edison Co.
3.900% due 12/01/2041		3,800	3,744
3.900% due 03/15/2043		8,500	8,817
4.050% due 03/15/2042		2,000	2,094
4.125% due 03/01/2048		1,900	2,039
4.650% due 10/01/2043		2,300	2,536
4.875% due 03/01/2049		1,000	1,160
5.950% due 02/01/2038		1,500	1,749
6.050% due 03/15/2039		4,500	5,543
6.650% due 04/01/2029		1,000	1,183

Southern California Gas Co.
3.750% due 09/15/2042		1,600	1,620
3.950% due 02/15/2050		3,500	3,869
4.300% due 01/15/2049		3,640	4,022
5.125% due 11/15/2040		300	357

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046		50	45
4.400% due 05/30/2047		3,400	3,386

Southern Power Co.
4.950% due 12/15/2046		85	83
5.150% due 09/15/2041		65	62

Southwestern Electric Power Co.
6.200% due 03/15/2040		8,200	10,915

Southwestern Public Service Co.
3.700% due 08/15/2047		30	32

Sprint Corp.
7.250% due 09/15/2021		5,569	5,770
7.250% due 02/01/2028		850	857

Tampa Electric Co.
4.450% due 06/15/2049		5,100	5,734

Transocean Poseidon Ltd.
6.875% due 02/01/2027		1,700	1,389

Verizon Communications, Inc.
4.500% due 08/10/2033		10,000	12,063
4.522% due 09/15/2048		232	294
4.862% due 08/21/2046		3,500	4,582
5.500% due 03/16/2047		2,700	3,716

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	83

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virginia Electric & Power Co.
3.800% due 09/15/2047	$300	$322
4.600% due 12/01/2048	1,800	2,054

Vodafone Group PLC
4.875% due 06/19/2049	1,980	2,214
5.250% due 05/30/2048	5,150	6,240

Xcel Energy, Inc.
4.000% due 06/15/2028	35	37
4.800% due 09/15/2041	40	43

		459,945

Total Corporate Bonds & Notes (Cost $2,576,395)		2,525,150

MUNICIPAL BONDS & NOTES 3.1%

CALIFORNIA 0.5%

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	3,211

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,703

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	1,046

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,000	6,966

Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	420

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	40	52

		15,398

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,114	13,541

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	995	1,072

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	400	506

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,645

		4,223

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,220

MICHIGAN 0.0%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	620	614

NEW YORK 0.7%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.267% due 05/01/2027	13,200	15,971

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	8,400	8,912

		24,883

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.5%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	$5,095	$6,818
7.834% due 02/15/2041	4,990	7,279
8.084% due 02/15/2050	1,000	1,692

		15,789

PENNSYLVANIA 0.5%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	16,112

TENNESSEE 0.1%

Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	3,610	4,296

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,660

University of Texas System Revenue Bonds, Series 2017
3.354% due 08/15/2047	45	48

		5,708

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	3,105	2,689

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,100	1,350

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,020	989

Total Municipal Bonds & Notes (Cost $86,132)		106,812

U.S. GOVERNMENT AGENCIES 3.3%

Uniform Mortgage-Backed Security
4.000% due 02/01/2049	267	285

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	113,000	116,690

Total U.S. Government Agencies (Cost $112,286)		116,975

U.S. TREASURY OBLIGATIONS 31.5%

U.S. Treasury Bonds
2.250% due 08/15/2049 (j)	70,551	85,857
2.375% due 11/15/2049 (j)	189,126	236,208
2.500% due 02/15/2045 (l)(n)	24,000	29,980
2.500% due 05/15/2046 (l)(n)	27,139	34,149
3.000% due 08/15/2048 (j)(l)(n)	181,500	252,413
3.000% due 02/15/2049 (j)	297,736	415,284

U.S. Treasury Inflation Protected Securities (e)
0.375% due 07/15/2025 (l)	16,642	16,983
0.375% due 01/15/2027 (l)	5,339	5,470
0.500% due 01/15/2028 (l)	6,285	6,554
1.000% due 02/15/2049 (j)	2,747	3,420

U.S. Treasury Notes
1.500% due 02/15/2030 (j)(l)	19,129	20,625
1.750% due 11/15/2029	23	25

Total U.S. Treasury Obligations (Cost $865,689)		1,106,968

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Banc of America Funding Trust
5.500% due 01/25/2036	$233	$192
5.750% due 03/25/2036	229	219

Bear Stearns Adjustable Rate Mortgage Trust
3.948% due 11/25/2034 ~	741	661

Bear Stearns ALT-A Trust
4.629% due 11/25/2034 ~	32	30

Chase Mortgage Finance Trust
3.810% due 12/25/2037 ^~	279	221

Citigroup Mortgage Loan Trust
1.187% due 11/25/2036 •	400	381

Countrywide Alternative Loan Trust
1.277% due 09/25/2035 •	524	362

Countrywide Home Loan Mortgage Pass-Through Trust
4.120% due 04/20/2035 ~	7	6

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058	2,150	2,236

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.087% due 07/25/2047 •	233	184

GSMPS Mortgage Loan Trust
1.297% due 03/25/2035 •	935	793

IndyMac Mortgage Loan Trust
1.247% due 07/25/2035 •	424	349

JPMorgan Mortgage Trust
3.659% due 11/25/2033 ~	9	8

Merrill Lynch Mortgage Investors Trust
3.736% due 05/25/2033 ~	10	10

NAAC Reperforming Loan REMIC Trust Certificates
1.397% due 02/25/2035 ^•	1,338	1,072

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	11,793	11,895

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.017% due 02/25/2035 •	720	696
4.315% due 08/25/2035 ~	169	166

Residential Accredit Loans, Inc. Trust
3.967% due 02/25/2035 ^~	560	460

Residential Funding Mortgage Securities, Inc. Trust
4.395% due 02/25/2036 ^~	367	305

Sequoia Mortgage Trust
2.495% due 05/20/2034 •	688	618

Structured Adjustable Rate Mortgage Loan Trust
3.671% due 03/25/2034 ~	16	14

WaMu Mortgage Pass-Through Certificates Trust
1.387% due 07/25/2044 •	308	278
2.005% due 11/25/2041 ~	182	151

Total Non-Agency Mortgage-Backed Securities (Cost $21,279)		21,307

ASSET-BACKED SECURITIES 1.0%

ACE Securities Corp. Home Equity Loan Trust
1.742% due 01/25/2035 •	920	829

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ	2,339	2,035

Aircraft Certificate Owner Trust
7.001% due 09/20/2022	1,563	1,671

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.622% due 07/25/2035 •	1,321	1,303
1.817% due 07/25/2034 •	382	373

Asset-Backed Securities Corp. Home Equity Loan Trust
1.907% due 07/25/2035 •	2,000	1,942

Bayview Financial Acquisition Trust
6.101% due 05/28/2037 þ	12	12

Bear Stearns Asset-Backed Securities Trust
1.367% due 12/25/2035 •	1,921	1,911
1.687% due 01/25/2034 •	4	4

Business Jet Securities LLC
4.335% due 02/15/2033	539	447

ECAF Ltd.
4.947% due 06/15/2040	2,746	2,353

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
1.682% due 09/25/2035 •		$566	$564

JPMorgan Mortgage Acquisition Corp.
1.427% due 12/25/2035 •		3,700	3,453

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		1,083	837

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		2,807	2,167

Lehman XS Trust
1.747% due 10/25/2035 •		181	178

MAPS Ltd.
4.212% due 05/15/2043		1,620	1,228

METAL LLC
4.581% due 10/15/2042		2,150	1,758

RAAC Trust
1.327% due 10/25/2046 •		111	103
1.427% due 03/25/2037 •		431	428

RBSSP Resecuritization Trust
1.787% due 11/26/2036 •		1,123	1,086

Residential Asset Mortgage Products Trust
1.197% due 08/25/2046 •		906	888

Residential Asset Securities Corp. Trust
1.407% due 10/25/2035 •		74	74

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		2,322	1,762

Saxon Asset Securities Trust
2.413% due 03/25/2035 ^•		467	436

SLM Student Loan Trust
3.294% due 04/25/2023 •		2,538	2,516

Sprite Ltd.
4.250% due 12/15/2037		1,670	1,267

START Ireland
4.089% due 03/15/2044		1,207	846

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		925	913

Total Asset-Backed Securities (Cost $36,390)			33,384

SOVEREIGN ISSUES 3.6%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	5,647	1,690
3.750% due 12/31/2038 þ		$9,353	2,837
6.250% due 11/09/2047	EUR	150	42
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,840	14
38.039% (ARLLMONP) due 06/21/2020 ~		47,820	347

Chile Government International Bond
3.860% due 06/21/2047		$40	44

Mexico Government International Bond
4.500% due 01/31/2050		6,186	6,152
4.600% due 02/10/2048		4,100	4,135

Panama Government International Bond
4.500% due 05/15/2047		35	39

Peru Government International Bond
5.350% due 08/12/2040	PEN	5,000	1,390
5.400% due 08/12/2034		2,200	644
5.940% due 02/12/2029		59,700	18,624
6.150% due 08/12/2032		28,400	8,940
6.350% due 08/12/2028		28,929	9,350
6.950% due 08/12/2031		1,000	339
8.200% due 08/12/2026		64,680	23,534

Qatar Government International Bond
4.817% due 03/14/2049		$1,000	1,183
5.103% due 04/23/2048		4,300	5,235

Russia Government International Bond
7.650% due 04/10/2030	RUB	1,746,300	23,849
8.500% due 09/17/2031 (j)		484,000	7,045

South Africa Government International Bond
5.750% due 09/30/2049		$9,000	6,570

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ukraine Government International Bond
7.375% due 09/25/2032	$1,000	$912
7.750% due 09/01/2021	2,000	1,931

Total Sovereign Issues (Cost $142,005)		124,846

	SHARES
COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(b)(h)	32,402	276

Total Common Stocks (Cost $944)		276

WARRANTS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	184,136	0

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024	8,823	7

Total Warrants (Cost $23)		7

PREFERRED SECURITIES 5.1%

BANKING & FINANCE 3.9%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(f)	40,000	3,885

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)	3,000,000	3,241

Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)	9,700,000	9,662

Bank of America Corp.
4.300% due 01/28/2025 •(f)(j)	5,000,000	4,306

Charles Schwab Corp.
5.000% due 12/01/2027 •(f)	2,500,000	2,102

Citigroup, Inc.
4.700% due 01/30/2025 •(f)	4,800,000	4,161
5.950% due 05/15/2025 •(f)	7,000,000	6,786
6.300% due 05/15/2024 •(f)	2,550,000	2,412

CoBank ACB
6.250% due 10/01/2026 •(f)(j)	3,700,000	3,663

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(f)	8,250,000	7,097

Discover Financial Services
5.500% due 10/30/2027 •(f)	3,000,000	2,402

Goldman Sachs Group, Inc.
4.400% due 02/10/2025 •(f)	4,000,000	3,355
4.950% due 02/10/2025 •(f)	2,600,000	2,316

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(f)	400,000	662

HSBC Capital Funding LP
10.176% due 06/30/2030 •(f)	4,800,000	7,060

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(f)	7,300,000	6,239
4.600% due 02/01/2025 •(f)	2,300,000	2,016
5.000% due 08/01/2024 •(f)	9,200,000	8,631
5.240% (US0003M + 3.470%) due 04/30/2020 ~(f)	7,334,000	6,632
6.100% due 10/01/2024 •(f)	8,823,000	8,997
6.125% due 04/30/2024 •(f)	6,877,000	6,538

MetLife Capital Trust
7.875% due 12/15/2067	11,950,000	13,878

Nationwide Building Society
10.250% ~	6,800	1,107

RBS Capital Trust
6.425% due 01/03/2034 •(f)	1,400,000	1,776

		SHARES	MARKET VALUE (000S)

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~		54,575	$1,285

State Street Corp.
5.625% due 12/15/2023 •(f)(j)		2,000,000	1,764
5.900% (US0003M + 3.108%) due 03/15/2024 ~(f)		22,800	555

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)		6,495,000	6,522

U.S. Bancorp
5.300% due 04/15/2027 •(f)		3,600,000	3,459

Wachovia Capital Trust
5.570% due 05/01/2020 •(f)		1,180,000	1,152

Wells Fargo & Co.
4.750% due 03/15/2025 (f)		98,700	2,093

			135,754

INDUSTRIALS 1.0%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(f)		1,500,000	919
7.125% due 05/15/2030 •(f)		6,600,000	3,980
7.600% (US0003M + 5.161%) due 05/15/2024 ~(f)		433,000	5,382

General Electric Co.
5.000% due 01/21/2021 •(f)		16,900,000	13,974

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (f)		11,000,000	11,002

			35,257

UTILITIES 0.2%

AT&T, Inc.
2.875% due 03/02/2025 •(f)		1,500,000	1,491

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)		2,200,000	1,761

Entergy Arkansas LLC
4.750% due 06/01/2063		39,925	996

Entergy Texas, Inc.
5.625% due 06/01/2064		142,184	3,576

			7,824

Total Preferred Securities (Cost $202,813)			178,835

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (i) 0.1%
			3,398

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	16,950	156
53.823% due 05/13/2020 (c)(d)		5,360	40

			196

U.S. TREASURY BILLS 0.0%
0.216% due 06/11/2020 (c)(d)(n)		$80	80

Total Short-Term Instruments (Cost $3,779)			3,674

Total Investments in Securities (Cost $4,151,961)			4,312,240

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	85

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%

PIMCO Short-Term Floating NAV Portfolio III	2,264,402	$22,239

Total Short-Term Instruments (Cost $22,217)		22,239

Total Investments in Affiliates (Cost $22,217)		22,239

Total Investments 123.5% (Cost $4,174,178)		$4,334,479

Financial Derivative Instruments (k)(m) (0.4)%
(Cost or Premiums, net $619)		(12,076)

Other Assets and Liabilities, net (23.1)%		(811,704)

Net Assets 100.0%		$3,510,699

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$8,008	$7,748	0.22%
Morgan Stanley 7.500% due 04/02/2032	02/11/2020	9,598	9,883	0.28
Nissan Motor Acceptance Corp. 3.650% due 09/21/2021	09/13/2019	2,232	2,157	0.06
Oi S.A. (10.000% Cash or 12.000% PIK) 10.000% due 07/27/2025	05/08/2019 - 10/24/2019	3,852	2,765	0.08
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	7,000	7,903	0.23
Westmoreland Mining Holdings LLC	12/08/2014	944	276	0.01

		$31,634	$30,732	0.88%

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$3,398	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(3,467)	$3,398	$3,398

Total Repurchase Agreements						$(3,467)	$3,398	$3,398

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOM	1.730%	02/14/2020	04/14/2020			$(6,925)	$(6,941)

BOS	0.450	03/16/2020	04/06/2020			(42,699)	(42,708)
	0.450	03/24/2020	04/06/2020			(48,611)	(48,615)
	1.700	01/10/2020	04/09/2020			(57,313)	(57,534)

BPS	0.050	03/18/2020	06/15/2020		EUR	(6,084)	(6,710)
	0.050	03/25/2020	06/15/2020			(2,558)	(2,821)
	1.000	03/18/2020	06/15/2020		GBP	(6,478)	(8,050)

BRC	0.850	03/25/2020	TBD	(2)		$(1,533)	(1,533)
	1.400	03/17/2020	TBD	(2)		(2,421)	(2,422)

GRE	1.730	02/13/2020	04/13/2020			(728)	(730)

JML	1.650	03/19/2020	04/20/2020			(2,801)	(2,802)

JPS	1.150	03/05/2020	TBD	(2)		(508)	(508)
	1.200	03/16/2020	TBD	(2)		(909)	(910)
	1.400	03/13/2020	TBD	(2)		(3,796)	(3,799)
	1.500	03/13/2020	TBD	(2)		(748)	(749)
	1.500	03/23/2020	TBD	(2)		(2,045)	(2,046)
	2.125	03/19/2020	TBD	(2)		(1,052)	(1,053)
	2.250	03/19/2020	TBD	(2)		(1,863)	(1,865)

NOM	1.090	03/05/2020	TBD	(2)		(409)	(409)

NXN	1.710	01/15/2020	04/13/2020			(210,162)	(210,931)

RCY	0.940	03/11/2020	04/09/2020			(38,025)	(38,046)

SGY	(0.140)	03/31/2020	04/14/2020			(9,736)	(9,736)
	0.750	03/11/2020	06/09/2020			(219,750)	(219,846)

STR	0.120	03/31/2020	04/01/2020			(63,271)	(63,271)
	0.120	04/01/2020	04/02/2020			(61,434)	(61,434)

Total Reverse Repurchase Agreements							$(795,469)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BCY	1.030%	03/26/2020	04/13/2020	$(3,512)	$(3,513)
BPG	0.300	03/16/2020	04/06/2020	(27,551)	(27,555)

Total Sale-Buyback Transactions					$(31,068)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(6,941)	$0	$(6,941)	$6,978	$37
BOS	0	(148,857)	0	(148,857)	147,594	(1,263)
BPS	0	(17,581)	0	(17,581)	19,606	2,025
BRC	0	(3,955)	0	(3,955)	5,037	1,082
DEU	0	0	0	0	(300)	(300)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	87

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
FICC	$3,398	$0	$0	$3,398	$(3,467)	$(69)
GRE	0	(730)	0	(730)	768	38
JML	0	(2,802)	0	(2,802)	3,246	444
JPS	0	(10,930)	0	(10,930)	12,762	1,832
NOM	0	(409)	0	(409)	344	(65)
NXN	0	(210,931)	0	(210,931)	213,083	2,152
RCY	0	(38,046)	0	(38,046)	37,540	(506)
SGY	0	(229,582)	0	(229,582)	226,718	(2,864)
STR	0	(124,705)	0	(124,705)	62,447	(62,258)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,513)	(3,513)	3,318	(195)
BPG	0	0	(27,555)	(27,555)	27,684	129
BPS	0	0	0	0	(660)	(660)

Total Borrowings and Other Financing Transactions	$3,398	$(795,469)	$(31,068)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(17,581)	$(8,069)	$(25,650)
U.S. Treasury Obligations	(63,271)	(415,241)	(219,846)	0	(698,358)
Sovereign Issues	0	(2,802)	0	0	(2,802)
Preferred Securities	0	0	0	(7,225)	(7,225)

Total	$(63,271)	$(418,043)	$(237,427)	$(15,294)	$(734,035)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(31,068)	0	0	(31,068)

Total	$0	$(31,068)	$0	$0	$(31,068)

Total Borrowings	$(63,271)	$(449,111)	$(237,427)	$(15,294)	$(765,103)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(765,103)

(j)	Securities with an aggregate market value of $811,561 and cash of $9,210 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(559,181) at a weighted average interest rate of 1.911%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(61,434) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$112.375	05/22/2020	347	$694	$3	$1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	114.000	05/22/2020	264	528	2	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	590	590	5	28
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	152.500	05/22/2020	754	754	7	47
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	160.000	05/22/2020	113	113	1	5

Total Purchased Options					$18	$81

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2020	187	$33,485	$2,492	$0	$(310)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	392	86,975	10,057	0	(1,274)

				$12,549	$0	$(1,584)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2020	247	$(22,882)	$276	$0	$(304)
U.S. Treasury 10-Year Note June Futures	06/2020	732	(101,519)	(4,364)	103	0

				$(4,088)	$103	$(304)

Total Futures Contracts				$8,461	$103	$(1,888)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Caterpillar, Inc.	(1.000)%	Quarterly	12/20/2020	0.078%	$3,200	$(85)	$63	$(22)	$0	$0
Deere & Co.	(1.000)	Quarterly	12/20/2020	0.070	1,925	(51)	37	(14)	0	0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	8.858	1,400	(152)	251	99	22	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	2.773	3,800	4	258	262	0	(39)

						$(284)	$609	$325	$22	$(39)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
DISH DBS Corp.	5.000%	Quarterly	06/20/2023	4.029%	$	8,300	$(43)	$295	$252	$74	$0
Ford Motor Co.	5.000	Quarterly	12/20/2021	8.775		600	104	(138)	(34)	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	8.829		1,400	263	(364)	(101)	0	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	9.312		4,200	480	(991)	(511)	0	(6)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	9.008		600	72	(138)	(66)	0	(6)
General Electric Co.	1.000	Quarterly	06/20/2023	1.827		1,400	8	(43)	(35)	8	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.948		400	(3)	(10)	(13)	2	0
General Electric Co.	1.000	Quarterly	06/20/2024	2.039		4,200	(93)	(79)	(172)	30	0
General Electric Co.	1.000	Quarterly	12/20/2024	2.153		4,000	(63)	(139)	(202)	29	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	3.725		1,200	186	(133)	53	0	(3)
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.848		3,900	66	(37)	29	2	0
Telefonica Emisiones S.A.	1.000	Quarterly	12/20/2024	1.094	EUR	3,200	70	(84)	(14)	0	(9)
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.708		3,400	32	16	48	0	(4)

							$1,079	$(1,845)	$(766)	$145	$(28)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$	1,552	$(45)	$(20)	$(65)	$2	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022		1,649	(60)	(22)	(82)	3	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		900	(18)	(54)	(72)	2	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		5,200	(242)	(228)	(470)	15	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		23,000	(1,045)	(1,145)	(2,190)	87	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		73,400	(3,404)	(4,957)	(8,361)	258	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		9,700	(1,077)	(16)	(1,093)	9	(7)
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024		162,184	12,399	(20,185)	(7,786)	0	(1,892)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024		10,094	(641)	42	(599)	0	(134)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		511,500	10,689	(12,355)	(1,666)	0	(1,495)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	89

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-33 10-Year Index	1.000%	Quarterly	12/20/2029	$	114,600	$(608)	$(3,163)	$(3,771)	$0	$(962)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		325,200	(5,424)	3,250	(2,174)	0	(983)
iTraxx Asia Ex-Japan 32 5-Year Index	1.000	Quarterly	12/20/2024		23,500	415	(317)	98	91	0
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024	EUR	93,000	1,149	(902)	247	0	(157)

						$12,088	$(40,072)	$(27,984)	$467	$(5,630)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	25,200	$5	$370	$375	$15	$0
Pay	1-Year BRL-CDI	6.430	Maturity	01/04/2027	BRL	80,000	(11)	(463)	(474)	28	0
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2027		97,100	(2)	(6)	(8)	26	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025	CAD	23,100	0	242	242	0	(33)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		15,700	32	116	148	0	(22)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		12,500	(50)	701	651	0	(47)
Pay	3-Month USD-LIBOR	2.940	Semi-Annual	02/20/2022	$	50	0	2	2	0	0
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		156,000	(1,650)	(384)	(2,034)	0	(134)
Receive	3-Month USD-LIBOR	2.450	Semi-Annual	03/27/2024		6,200	(6)	(483)	(489)	0	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	03/28/2024		16,800	(16)	(1,279)	(1,295)	0	(2)
Receive	3-Month USD-LIBOR	2.440	Semi-Annual	03/29/2024		11,000	(11)	(850)	(861)	0	(1)
Receive	3-Month USD-LIBOR	2.480	Semi-Annual	04/02/2024		14,400	(16)	(1,241)	(1,257)	1	0
Receive	3-Month USD-LIBOR	2.490	Semi-Annual	04/03/2024		15,000	(16)	(1,301)	(1,317)	0	(1)
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	04/08/2024		15,500	(19)	(1,362)	(1,381)	0	(4)
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	04/09/2024		13,600	(14)	(1,198)	(1,212)	0	(5)
Receive	3-Month USD-LIBOR	2.435	Semi-Annual	04/10/2024		14,400	(16)	(1,223)	(1,239)	0	(8)
Receive	3-Month USD-LIBOR	2.475	Semi-Annual	04/10/2024		14,900	(18)	(1,291)	(1,309)	0	(8)
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	04/11/2024		14,000	(14)	(1,176)	(1,190)	0	(8)
Receive	3-Month USD-LIBOR	2.425	Semi-Annual	04/15/2024		22,200	(22)	(1,881)	(1,903)	0	(13)
Receive	3-Month USD-LIBOR	2.290	Semi-Annual	05/15/2024		14,000	(15)	(1,120)	(1,135)	0	(10)
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	05/17/2024		12,900	(14)	(1,036)	(1,050)	0	(9)
Receive	3-Month USD-LIBOR	2.330	Semi-Annual	05/20/2024		14,600	(16)	(1,193)	(1,209)	0	(10)
Receive	3-Month USD-LIBOR	2.320	Semi-Annual	05/21/2024		14,600	(17)	(1,186)	(1,203)	0	(10)
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	05/22/2024		14,700	(16)	(1,184)	(1,200)	0	(10)
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/29/2024		15,200	(19)	(1,184)	(1,203)	0	(8)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	05/30/2024		14,800	(18)	(1,160)	(1,178)	0	(8)
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/31/2024		16,600	(18)	(1,295)	(1,313)	0	(9)
Receive	3-Month USD-LIBOR	2.290	Semi-Annual	06/05/2024		15,500	(16)	(1,257)	(1,273)	0	(6)
Receive	3-Month USD-LIBOR	2.270	Semi-Annual	06/06/2024		15,400	(16)	(1,248)	(1,264)	0	(6)
Receive	3-Month USD-LIBOR	1.520	Semi-Annual	02/05/2025		15,400	(22)	(722)	(744)	0	(8)
Receive	3-Month USD-LIBOR	1.460	Semi-Annual	02/11/2025		15,400	(20)	(681)	(701)	0	(8)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/12/2025		6,400	(10)	(307)	(317)	0	(3)
Receive	3-Month USD-LIBOR	1.440	Semi-Annual	02/26/2025		16,400	(22)	(717)	(739)	0	(6)
Receive	3-Month USD-LIBOR	1.240	Semi-Annual	03/03/2025		17,000	0	(606)	(606)	0	(4)
Receive	3-Month USD-LIBOR	1.210	Semi-Annual	03/05/2025		15,700	(20)	(522)	(542)	0	(3)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/11/2025		15,500	(20)	(608)	(628)	0	(2)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/16/2025		15,700	(17)	(621)	(638)	0	(1)
Receive	3-Month USD-LIBOR	1.320	Semi-Annual	03/19/2025		17,000	(28)	(666)	(694)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	03/20/2025		17,000	(31)	(600)	(631)	2	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	02/12/2030		1,900	(5)	(168)	(173)	9	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	02/18/2030		3,400	(8)	(302)	(310)	17	0
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		8,800	(18)	(749)	(767)	45	0
Receive	3-Month USD-LIBOR	1.465	Semi-Annual	03/03/2030		16,800	0	(1,219)	(1,219)	88	0
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	03/24/2030		7,600	(26)	(534)	(560)	43	0
Receive	3-Month USD-LIBOR	0.800	Semi-Annual	03/20/2050		25,300	0	662	662	636	0
Receive(6)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		38,300	(8,068)	1,779	(6,289)	1,092	0
Pay	6-Month CLP-CHILIBOR	2.315	Semi-Annual	02/06/2025	CLP	7,688,200	0	263	263	11	0
Pay	6-Month CLP-CHILIBOR	2.420	Semi-Annual	02/24/2025		11,325,000	0	453	453	22	0
Pay	6-Month CLP-CHILIBOR	2.443	Semi-Annual	02/25/2025		9,158,000	0	379	379	18	0
Pay	6-Month CLP-CHILIBOR	2.545	Semi-Annual	02/05/2026		680,000	0	27	27	3	0
Pay	6-Month CLP-CHILIBOR	2.580	Semi-Annual	02/05/2026		720,000	0	30	30	4	0
Pay	6-Month CLP-CHILIBOR	2.920	Semi-Annual	12/04/2026		32,300	0	2	2	0	0
Pay	6-Month CLP-CHILIBOR	2.930	Semi-Annual	12/04/2026		1,742,100	0	104	104	7	0
Pay	6-Month CLP-CHILIBOR	2.950	Semi-Annual	12/04/2026		402,000	0	25	25	2	0
Pay	6-Month CLP-CHILIBOR	2.650	Semi-Annual	02/07/2027		5,642,100	0	184	184	21	0
Pay	6-Month CLP-CHILIBOR	3.160	Semi-Annual	12/03/2029		2,891,900	0	156	156	13	0
Pay	6-Month CLP-CHILIBOR	3.460	Semi-Annual	12/09/2029		2,128,000	0	186	186	10	0
Pay	6-Month CLP-CHILIBOR	3.420	Semi-Annual	12/10/2029		469,200	0	39	39	2	0

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	0.150%	Annual	03/18/2030	EUR	26,700	$489	$(121)	$368	$31	$0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		4,700	33	(528)	(495)	61	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	50,300	64	667	731	9	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		43,600	453	(1,364)	(911)	0	(59)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		33,200	(901)	(810)	(1,711)	0	(59)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		9,350	228	(750)	(522)	0	(33)
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	9,471,700	60	606	666	0	(215)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	2,480,000	(1,121)	262	(859)	0	(7)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024		2,666,300	(943)	(231)	(1,174)	0	(11)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		33,400	0	(8)	(8)	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021	MXN	56,400	(150)	150	0	4	0
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022		1,900	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		229,300	25	483	508	43	0
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022		468,600	0	943	943	88	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		4,700	0	9	9	1	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		610,100	(410)	1,603	1,193	118	0
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024		120,300	0	354	354	32	0
Pay	28-Day MXN-TIIE	6.648	Lunar	12/13/2024		295,700	(13)	185	172	88	0
Pay	28-Day MXN-TIIE	6.480	Lunar	02/21/2025		413,000	0	94	94	125	0
Receive	CPURNSA	1.273	Maturity	09/30/2020	$	4,350	114	(52)	62	50	0
Receive	CPURNSA	1.303	Maturity	09/30/2020		19,500	482	(237)	245	225	0
Pay	UKRPI	3.530	Maturity	10/15/2031	GBP	10,600	65	779	844	14	0
Pay	UKRPI	3.585	Maturity	10/15/2046		800	32	427	459	40	0

							$(11,817)	$(26,840)	$(38,657)	$3,044	$(791)

Total Swap Agreements							$1,066	$(68,148)	$(67,082)	$3,678	$(6,488)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$81	$104	$3,680	$3,865	$0	$(1,955)	$(6,488)	$(8,443)

(l)

Securities with an aggregate market value of $85,077 and cash of $15,173 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $1 and liability of $(67) for closed futures and unsettled variation margin asset of $2 for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	91

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2020	CNH	1,273		$180	$1	$0

BOA	04/2020	GBP	47,573		61,341	2,250	0
	04/2020	MXN	35,783		1,654	148	0
	06/2020		$181	CNY	1,268	0	(2)
	06/2020		5,301	PLN	20,443	0	(361)

BPS	04/2020	EUR	1,922		$2,087	7	(40)
	04/2020	GBP	1,635		2,140	109	0
	04/2020	MXN	35,706		1,604	101	0
	04/2020		$1,061	AUD	1,817	57	0
	04/2020		1,379	EUR	1,256	6	0
	04/2020		22,783	GBP	18,911	706	0
	04/2020		7,391	MXN	144,558	25	(1,332)
	05/2020	AUD	409		$250	0	(2)

BRC	04/2020		$43,988	GBP	35,986	711	0
	04/2020		45,470	JPY	4,997,936	1,011	0
	05/2020	GBP	35,986		$44,017	0	(713)
	06/2020	IDR	84,099,865		5,822	729	0

CBK	04/2020	AUD	1,322		819	24	(18)
	04/2020	BRL	91,070		17,630	111	(8)
	04/2020	EUR	109,108		119,616	0	(719)
	04/2020	HUF	194,244		630	36	0
	04/2020	MXN	106,027		4,663	201	0
	04/2020	PEN	51,324		15,343	406	0
	04/2020		$1,350	AUD	2,240	28	0
	04/2020		20,748	BRL	91,071	0	(3,221)
	04/2020		9,054	COP	30,933,206	0	(1,449)
	04/2020		11,821	EUR	10,960	267	0
	04/2020		6,419	GBP	5,438	336	0
	04/2020		357	HUF	116,487	2	(2)
	04/2020		1,924	MXN	42,514	50	(186)
	05/2020	MXN	4,307		$219	38	0
	05/2020	PEN	129,710		38,435	692	0
	05/2020		$5,175	MXN	100,711	0	(950)
	06/2020	PEN	1,929		$543	0	(17)
	07/2020		18,420		5,297	0	(49)

DUB	04/2020	BRL	13,708		2,672	34	0
	04/2020		$2,637	BRL	13,708	1	0
	05/2020		2,669		13,708	0	(36)

FBF	06/2020		14,114	IDR	195,549,622	0	(2,272)

GLM	04/2020	BRL	72,991		$15,779	1,731	0
	04/2020	RUB	1,216,936		19,021	3,514	0
	04/2020		$14,040	BRL	72,991	7	0
	04/2020		317	HUF	96,039	0	(23)
	04/2020		442	MXN	10,734	9	0
	04/2020		662	RUB	52,030	1	0
	05/2020	RUB	351,277		$4,369	0	(100)

HUS	04/2020	GBP	1,209		1,425	0	(77)
	04/2020		$307	HUF	90,761	0	(30)
	04/2020		619	MXN	15,420	29	0
	05/2020	CAD	417		$314	18	0
	06/2020	HKD	1,834		236	0	(1)

JPM	04/2020		$60	TRY	401	0	0

MYI	04/2020	AUD	3,245		$2,135	139	0
	04/2020	GBP	9,918		12,295	0	(24)
	05/2020		$12,305	GBP	9,918	23	0

SCX	04/2020	AUD	578		$379	24	0
	04/2020		$734	MXN	17,270	0	(8)
	05/2020	EUR	98,814		$108,561	0	(560)
	05/2020	RUB	41,130		521	0	(2)
	05/2020		$46,372	JPY	4,997,935	185	0
	06/2020	IDR	37,802,102		$2,622	333	0
	06/2020		$4,515	PLN	17,445	0	(299)

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

SOG	04/2020	RUB	20,036		$258	$3	$0
	06/2020		176,432		2,265	29	0

UAG	04/2020		111,091		1,399	0	(18)
	04/2020		$234	MXN	5,567	0	0
	04/2020		687	RUB	54,608	9	0

Total Forward Foreign Currency Contracts						$14,141	$(12,519)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860%	02/26/2021	6,000	$365	$354

Total Purchased Options							$365	$354

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650%	04/15/2020	24,300	$ (26)	$ (494)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	8,200	(8)	(143)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	15,600	(10)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	8,000	(4)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	15,600	(13)	(388)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	8,000	(8)	(145)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	05/20/2020	14,200	(18)	(304)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.675	05/20/2020	1,600	(2)	(33)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	6,400	(7)	(112)

DUB	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	15,600	(8)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.600	04/15/2020	15,600	(14)	(352)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	6,600	(7)	(106)

FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.625	04/15/2020	14,300	(14)	(307)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	19,300	(17)	(13)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	11,700	(6)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	6,700	(3)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	11,700	(11)	(291)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	6,700	(6)	(122)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	8,700	(11)	(152)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	4,400	(3)	(29)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	11,100	(8)	(93)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	21,200	(21)	(16)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	6,500	(5)	(41)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	10,000	(8)	(168)

MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	04/15/2020	15,500	(15)	(315)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	8,300	(11)	(134)

						$(264)	$(3,758)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,800	$(88)	$0

DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	2,900	(28)	0

						$(116)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	93

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780%	02/26/2021	17,000	$(358)	$(357)

Total Written Options							$(738)	$(4,115)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	CNOOC Finance 203 Ltd.	1.000%	Quarterly	12/20/2024	0.922%	$	2,500	$49	$(39)	$10	$0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804		2,500	(30)	(42)	0	(72)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		1,900	(31)	(45)	0	(76)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485		1,000	(61)	(139)	0	(200)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	1.078		1,700	19	(25)	0	(6)

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.980		5,800	70	(63)	7	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	1.209		2,600	(15)	(9)	0	(24)
	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	2.059		2,200	(42)	(62)	0	(104)
	CNOOC Finance 203 Ltd.	1.000	Quarterly	12/20/2024	0.922		9,400	166	(129)	37	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	2.197		1,600	(58)	(27)	0	(85)
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	2.505		2,700	(27)	(152)	0	(179)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111		1,800	(76)	(208)	0	(284)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485		400	(21)	(59)	0	(80)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.950		2,000	29	(24)	5	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	4.006		500	(19)	(45)	0	(64)
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.944		2,200	33	(26)	7	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	1.078		3,500	34	(45)	0	(11)

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	4.102		1,400	(38)	(88)	0	(126)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918		500	(5)	(13)	0	(18)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091		1,400	5	(73)	0	(68)
	Italy Government International Bond	1.000	Quarterly	12/20/2021	0.752		26,000	(765)	884	119	0
	Italy Government International Bond	1.000	Quarterly	06/20/2022	1.138		2,300	(64)	58	0	(6)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485		3,000	(178)	(423)	0	(601)

DUB	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111		2,100	(84)	(248)	0	(332)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485		2,200	(129)	(311)	0	(440)

GST	Fiserv, Inc.	1.000	Quarterly	12/20/2024	0.795		2,800	(33)	61	28	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.754		700	(7)	(9)	0	(16)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		2,400	(43)	(33)	0	(76)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175		2,800	(23)	(123)	0	(146)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111		1,200	(48)	(142)	0	(190)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485		500	(29)	(71)	0	(100)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.950		1,200	20	(17)	3	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	4.006		2,700	(108)	(235)	0	(343)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		7,700	(122)	(123)	0	(245)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		4,400	(59)	(118)	0	(177)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	3.986		3,300	(327)	33	0	(294)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111		700	(29)	(82)	0	(111)

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.895%	12,700	$(237)	$(167)	$0	$(404)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	1,800	(29)	(43)	0	(72)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.437	3,400	47	34	81	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.503	1,700	23	17	40	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	3.986	1,700	(171)	19	0	(152)
	Southern Co.	1.000	Quarterly	12/20/2022	0.103	3,500	43	44	87	0

MYC	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.485	3,400	66	17	83	0
	Entergy Corp.	1.000	Quarterly	03/20/2021	0.101	2,500	(271)	294	23	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	19,800	(119)	(916)	0	(1,035)

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	1.209	1,800	0	(17)	0	(17)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	7,550	(139)	(101)	0	(240)

							$(2,833)	$(3,031)	$530	$(6,394)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	Quarterly	12/20/2020	$	900	$23	$(1)	$22	$0
	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		2,000	304	(213)	91	0

BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,100	128	(114)	14	0

BRC	iTraxx Japan 32 5-Year Index	1.000	Quarterly	12/20/2024	JPY	23,000	4	(4)	0	0
	iTraxx Japan 33 5-Year Index	1.000	Quarterly	06/20/2025		15,000	(2)	0	0	(2)

CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	250	20	(9)	11	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,600	166	(145)	21	0
	iTraxx Japan 33 5-Year Index	1.000	Quarterly	06/20/2025	JPY	9,000	(1)	0	0	(1)

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	2,500	211	(97)	114	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		1,300	180	(126)	54	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		4,800	571	(509)	62	0

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		150	13	(6)	7	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		100	16	(12)	4	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		7,900	970	(868)	102	0
	iTraxx Japan 32 5-Year Index	1.000	Quarterly	12/20/2024	JPY	29,000	5	(6)	0	(1)
	iTraxx Japan 33 5-Year Index	1.000	Quarterly	06/20/2025		83,910	(10)	1	0	(9)

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	$	1,200	143	(127)	16	0

							$2,741	$(2,236)	$518	$(13)

Total Swap Agreements							$(92)	$(5,267)	$1,048	$(6,407)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets					Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter		Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$1	$0	$0	$1	$	0	$0	$0	$0	$1	$0	$1
BOA	2,398	0	113	2,511		(363)	(637)	0	(1,000)	1,511	(1,776)	(265)
BPS	1,011	0	24	1,035		(1,374)	(982)	(354)	(2,710)	(1,675)	1,621	(54)
BRC	2,451	0	56	2,507		(713)	0	(833)	(1,546)	961	(700)	261
CBK	2,191	0	151	2,342		(6,619)	0	(820)	(7,439)	(5,097)	5,154	57
DUB	35	0	0	35		(36)	(458)	(772)	(1,266)	(1,231)	652	(579)
FBF	0	0	0	0		(2,272)	(307)	0	(2,579)	(2,579)	2,696	117
GLM	5,262	354	0	5,616		(123)	(357)	0	(480)	5,136	(5,321)	(185)
GST	0	0	261	261		0	(925)	(871)	(1,796)	(1,535)	1,281	(254)
HUS	47	0	0	47		(108)	0	(827)	(935)	(888)	797	(91)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	95

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	Financial Derivative Assets					Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter		Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
JPM	$0	$0	$321	$321	$	0	$0	$(638)	$(638)	$(317)	$307	$(10)
MYC	0	0	122	122		0	(449)	(1,035)	(1,484)	(1,362)	905	(457)
MYI	162	0	0	162		(24)	0	0	(24)	138	(140)	(2)
NGF	0	0	0	0		0	0	(257)	(257)	(257)	186	(71)
SCX	542	0	0	542		(869)	0	0	(869)	(327)	0	(327)
SOG	32	0	0	32		0	0	0	0	32	0	32
UAG	9	0	0	9		(18)	0	0	(18)	(9)	0	(9)

Total Over the Counter	$14,141	$354	$1,048	$15,543		$(12,519)	$(4,115)	$(6,407)	$(23,041)

(n)

Securities with an aggregate market value of $14,459 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$81	$81
Futures	0	0	0	0	104	104
Swap Agreements	0	634	0	0	3,046	3,680

	$0	$634	$0	$0	$3,231	$3,865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,141	$0	$14,141
Purchased Options	0	0	0	0	354	354
Swap Agreements	0	1,048	0	0	0	1,048

	$0	$1,048	$0	$14,141	$354	$15,543

	$0	$1,682	$0	$14,141	$3,585	$19,408

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,955	$1,955
Swap Agreements	0	5,697	0	0	791	6,488

	$0	$5,697	$0	$0	$2,746	$8,443

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,519	$0	$12,519
Written Options	0	3,758	0	0	357	4,115
Swap Agreements	0	6,407	0	0	0	6,407

	$0	$10,165	$0	$12,519	$357	$23,041

	$0	$15,862	$0	$12,519	$3,103	$31,484

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(78)	$(78)
Written Options	0	0	0	0	256	256
Futures	0	0	0	0	20,835	20,835
Swap Agreements	0	(11,027)	0	0	(26,908)	(37,935)

	$0	$(11,027)	$0	$0	$(5,895)	$(16,922)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,102	$0	$4,102
Purchased Options	0	0	0	0	(2,857)	(2,857)
Written Options	0	1,152	0	87	6,488	7,727
Swap Agreements	0	5,435	0	0	46,104	51,539

	$0	$6,587	$0	$4,189	$49,735	$60,511

	$0	$(4,440)	$0	$4,189	$43,840	$43,589

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$75	$75
Futures	0	0	0	0	(159)	(159)
Swap Agreements	0	(48,210)	0	0	(19,039)	(67,249)

	$0	$(48,210)	$0	$0	$(19,123)	$(67,333)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$473	$0	$473
Purchased Options	0	0	0	(23)	2,993	2,970
Written Options	0	(3,633)	0	(57)	(2,496)	(6,186)
Swap Agreements	0	(10,425)	0	0	(10,628)	(21,053)

	$0	$(14,058)	$0	$393	$(10,131)	$(23,796)

	$0	$(62,268)	$0	$393	$(29,254)	$(91,129)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$38,901	$55,105	$94,006
Corporate Bonds & Notes
Banking & Finance	0	880,793	7,903	888,696
Industrials	0	1,175,122	1,387	1,176,509
Utilities	0	459,945	0	459,945
Municipal Bonds & Notes
California	0	15,398	0	15,398
Georgia	0	13,541	0	13,541

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Illinois	$0	$4,223	$0	$4,223
Indiana	0	1,220	0	1,220
Michigan	0	614	0	614
New York	0	24,883	0	24,883
Ohio	0	15,789	0	15,789
Pennsylvania	0	16,112	0	16,112
Tennessee	0	4,296	0	4,296
Texas	0	5,708	0	5,708
Virginia	0	2,689	0	2,689
Washington	0	1,350	0	1,350
West Virginia	0	989	0	989

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	97

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
U.S. Government Agencies	$0	$116,975	$0	$116,975
U.S. Treasury Obligations	0	1,106,968	0	1,106,968
Non-Agency Mortgage-Backed Securities	0	21,307	0	21,307
Asset-Backed Securities	0	33,384	0	33,384
Sovereign Issues	0	124,846	0	124,846
Common Stocks
Industrials	0	0	276	276
Warrants
Financials	0	0	0	0
Utilities	7	0	0	7
Preferred Securities
Banking & Finance	3,933	131,821	0	135,754
Industrials	5,382	29,875	0	35,257
Utilities	4,572	3,252	0	7,824
Short-Term Instruments
Repurchase Agreements	0	3,398	0	3,398
Argentina Treasury Bills	0	196	0	196
U.S. Treasury Bills	0	80	0	80

	$13,894	$4,233,675	$64,671	$4,312,240

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,239	$0	$0	$22,239

Total Investments	$36,133	$4,233,675	$64,671	$4,334,479

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$103	$3,759	$0	$3,862
Over the counter	0	15,543	0	15,543

	$103	$19,302	$0	$19,405

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,888)	(6,488)	0	(8,376)
Over the counter	0	(23,041)	0	(23,041)

	$(1,888)	$(29,529)	$0	$(31,417)

Total Financial Derivative Instruments	$(1,785)	$(10,227)	$0	$(12,012)

Totals	$34,348	$4,223,448	$64,671	$4,322,467

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$59,711	$32,428	$(29,986)	$(46)	$(72)	$(5,091)	$1,607	$(3,446)	$55,105	$(4,669)
Corporate Bonds & Notes
Banking & Finance	6,848	0	0	0	0	1,055	0	0	7,903	1,055
Industrials	1,362	0	(120)	0	0	145	0	0	1,387	147
Asset-Backed Securities	1,582	0	0	(2)	0	91	0	(1,671)	0	0
Common Stocks
Industrials	0	944	0	0	0	(668)	0	0	276	(668)
Warrants
Financials	0	0	0	0	0	0	0	0	0	0

Totals	$69,503	$33,372	$(30,106)	$(48)	$(72)	$(4,468)	$1,607	$(5,117)	$64,671	$(4,135)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$35,367	Proxy Pricing	Base Price	96.750-100.830	98.103
	19,738	Third Party Vendor	Broker Quote	72.375-99.900	88.222
Corporate Bonds & Notes
Banking & Finance	0	Other Valuation Techniques(2)	—	—	—
	7,903	Reference Instrument	Option Adjusted Spread	538.500 bps	—
Industrials	1,387	Proxy Pricing	Base Price	111.050	—
Common Stocks
Industrials	276	Other Valuation Techniques(2)	—	—	—
Warrants
Financials	0	Other Valuation Techniques(2)	—	—	—

Total	$64,671

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Income Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 153.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.9%

Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$1,303	$1,131

Al Convoy (Luxembourg) SARL
TBD% due 01/17/2027		319	300
TBD% (EUR003M + 3.750%) due 01/17/2027 ~	EUR	1,000	979

Alphabet Holding Co., Inc.
4.489% (LIBOR03M + 3.500%) due 09/26/2024 ~		$98	79

Altice France S.A.
4.705% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,383	1,309

Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 «~		199	174
5.240% (LIBOR03M + 4.250%) due 08/27/2026 «~		397	332

API Group, Inc.
3.489% (LIBOR03M + 2.500%) due 10/01/2026 ~		3,100	2,852

Aramark Services, Inc.
2.739% (LIBOR03M + 1.750%) due 03/11/2025 ~		93	88

Arconic Rolled Products Corp.
TBD% due 02/04/2027 «		340	311

Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~		304	291

Avolon TLB Borrower (U.S.) LLC
2.273% (LIBOR03M + 1.500%) due 02/12/2027 «~		761	685
2.523% (LIBOR03M + 1.750%) due 01/15/2025 ~		1,575	1,420

Axalta Coating Systems U.S. Holdings, Inc.
3.200% (LIBOR03M + 1.750%) due 06/01/2024 ~		60	57

Banijay Entertainment U.S. Holdings
TBD% due 03/04/2025 «		204	184

Bausch Health Cos., Inc.
3.362% (LIBOR03M + 2.750%) due 11/27/2025 ~		468	446
3.612% (LIBOR03M + 3.000%) due 06/02/2025 ~		294	282

Beacon Roofing Supply, Inc.
3.239% (LIBOR03M + 2.250%) due 01/02/2025 ~		78	71

BWAY Holding Co.
5.084% (LIBOR03M + 3.250%) due 04/03/2024 ~		68	56

Caesars Resort Collection LLC
3.739% (LIBOR03M + 2.750%) due 12/23/2024 ~		782	642

Camelot U.S. Acquisition 1 Co.
4.239% (LIBOR03M + 3.250%) due 10/31/2026 ~		299	271

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~		7,874	7,318

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,720	1,663

CityCenter Holdings LLC
3.239% (LIBOR03M + 2.250%) due 04/18/2024 ~		3,920	3,474

Core & Main LP
4.330% - 4.331% (LIBOR03M + 2.750%) due 08/01/2024 ~		46	41

CSC Holdings LLC
3.112% (LIBOR03M + 2.500%) due 04/15/2027 ~		198	191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
2.990% (LIBOR03M + 2.000%) due 09/19/2025 ~		$4,087	$3,932

Delos Finance SARL
3.200% (LIBOR03M + 1.750%) due 10/06/2023 ~		440	393

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		9,475	7,177

Dubai World (3.000% Cash and 1.750% PIK)
4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(b)		5,518	5,145

Elanco Animal Health, Inc.
TBD% due 02/04/2027		1,561	1,498

Emerald TopCo, Inc.
4.489% (LIBOR03M + 3.500%) due 07/24/2026 ~		990	907

Envision Healthcare Corp.
4.739% (LIBOR03M + 3.750%) due 10/10/2025 ~		5,169	2,771

EyeCare Partners LLC
TBD% due 02/18/2027 µ		132	109
4.822% (LIBOR03M + 3.750%) due 02/05/2027 ~		565	467

Financial & Risk U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	7,980	8,480
4.239% (LIBOR03M + 3.250%) due 10/01/2025 ~		$3,730	3,605

Fleet U.S. Bidco, Inc.
4.322% (LIBOR03M + 3.250%) due 10/07/2026 «~		115	106

Forest City Enterprises LP
4.489% (LIBOR03M + 3.500%) due 12/08/2025 «~		691	594

Froneri International PLC
2.625% (EUR003M + 2.625%) due 01/29/2027 ~	EUR	1,400	1,452
3.239% (LIBOR03M + 2.250%) due 01/29/2027 «~		$1,208	1,160
6.739% (LIBOR03M + 5.750%) due 01/31/2028 «~		95	90

Frontier Communications Corp.
5.210% - 5.350% (LIBOR03M + 3.750%) due 06/15/2024 ~		2,806	2,661

Gardner Denver, Inc.
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~		650	615

Gates Global LLC
3.750% (LIBOR03M + 2.750%) due 04/01/2024 ~		815	733

Genesee & Wyoming, Inc.
3.450% (LIBOR03M + 2.000%) due 12/30/2026 ~		1,188	1,151

Gray Television, Inc.
4.015% (LIBOR03M + 2.500%) due 01/02/2026 «~		425	410

Hilton Worldwide Finance LLC
2.697% (LIBOR03M + 1.750%) due 06/22/2026 ~		4,007	3,756

Ingersoll Rand Co. Ltd.
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~		1,202	1,130

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~		7,989	7,450
6.625% due 01/02/2024		225	211

IRB Holding Corp.
3.750% - 3.954% (LIBOR03M + 2.750%) due 02/05/2025 «~		98	76

Jefferies Finance LLC
4.239% - 4.250% (LIBOR03M + 3.250%) due 06/03/2026 ~		420	353

Marriott Ownership Resorts, Inc.
2.739% (LIBOR03M + 1.750%) due 08/29/2025 ~		695	615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDermott International, Inc.
10.647% (LIBOR03M + 9.000%) due 10/22/2020 ~		$1,720	$1,703
10.647% - 10.806% (LIBOR03M + 9.000%) due 10/21/2020 ~		3,694	3,408

McDermott Technology Americas, Inc.
TBD% due 10/21/2021 ^«(c)		1,224	1,132
TBD% due 05/09/2025 ^(c)		3,384	1,022

Meredith Corp.
3.489% (LIBOR03M + 2.500%) due 01/31/2025 ~		58	53

Messer Industrie GmbH
3.950% (LIBOR03M + 2.500%) due 03/01/2026 ~		386	347

MH Sub LLC
4.822% (LIBOR03M + 3.750%) due 09/13/2024 ~		166	144

Nascar Holdings, Inc.
3.674% (LIBOR03M + 2.750%) due 10/19/2026 ~		1,253	1,108

NCI Building Systems, Inc.
4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~		3,979	3,482

Neiman Marcus Group Ltd. LLC
7.500% (LIBOR03M + 6.000%) due 10/25/2023 ~		5,395	2,185

Neiman Marcus Group Ltd. LLC (6.516% Cash and 1.000% PIK)
7.516% (LIBOR03M + 5.500%) due 10/25/2023 ~(b)		23,604	9,382

Nielsen Finance LLC
3.005% (LIBOR03M + 2.000%) due 10/04/2023 ~		97	91

Ortho-Clinical Diagnostics S.A.
4.765% (LIBOR03M + 3.250%) due 06/30/2025 ~		495	424

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(c)		4,606	4,618

Parexel International Corp.
3.739% (LIBOR03M + 2.750%) due 09/27/2024 ~		88	76

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~		17,109	16,489

PG&E Corp.
TBD% - 4.950% (PRIME + 0.200%) due 04/16/2020 «~		3,854	3,430
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~		23,132	23,016

PUG LLC
4.489% - 4.950% (LIBOR03M + 3.500%) due 01/29/2027 «~		395	344

Qatar National Bank SAQ
2.595% (LIBOR03M + 0.900%) due 12/22/2020 «~		2,100	2,100

RegionalCare Hospital Partners Holdings, Inc.
4.739% (LIBOR03M + 3.750%) due 11/17/2025 ~		503	463

Reynolds Consumer Products, Inc.
3.501% (LIBOR03M + 1.750%) due 02/04/2027 ~		700	665

RPI Intermediate Finance Trust
2.739% (LIBOR03M + 1.750%) due 02/11/2027 ~		63	59

SBA Senior Finance LLC
2.740% (LIBOR03M + 1.750%) due 04/11/2025 ~		98	94

Sequa Mezzanine Holdings LLC
6.742% (LIBOR03M + 5.000%) due 11/28/2021 «~		15,059	12,198
10.770% (LIBOR03M + 9.000%) due 04/28/2022 ~		1,662	1,226

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	690	697

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	99

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sinclair Television Group, Inc.
3.210% (LIBOR03M + 2.500%) due 09/30/2026 ~	$1,407	$1,303

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	1,484	1,323

Sprint Communications, Inc.
3.500% (LIBOR03M + 2.500%) due 02/02/2024 «~	2,817	2,807
4.000% (LIBOR03M + 3.000%) due 02/02/2024 ~	1,219	1,209

SS&C Technologies Holdings Europe SARL
2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~	228	207

SS&C Technologies, Inc.
2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~	304	277

Starfruit Finco BV
3.863% (LIBOR03M + 3.000%) due 10/01/2025 «~	1,187	1,086

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~	5,600	5,594
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~	5,600	5,594

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 «~	1,755	1,605

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~	1,191	796

Tronox Finance LLC
3.739% - 4.200% (LIBOR03M + 2.750%) due 09/23/2024 ~	63	57

U.S. Renal Care, Inc.
6.000% (LIBOR03M + 5.000%) due 06/26/2026 ~	921	828

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	6,366	5,443

VFH Parent LLC
4.005% (LIBOR03M + 3.000%) due 03/01/2026 «~	585	544

VS Buyer LLC
4.863% (LIBOR03M + 3.250%) due 02/28/2027 «~	300	289

West Corp.
5.000% - 5.450% (LIBOR03M + 4.000%) due 10/10/2024 «~	75	58

Westmoreland Mining Holdings LLC
9.093% (LIBOR03M + 8.250%) due 03/15/2022 ~	54	53

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(b)	199	144

Whatabrands LLC
3.766% (LIBOR03M + 2.750%) due 08/02/2026 ~	532	452

Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~	58	36
8.250% (PRIME + 5.000%) due 03/29/2021 «~	216	136

Wyndham Hotels & Resorts, Inc.
2.739% (LIBOR03M + 1.750%) due 05/30/2025 ~	197	173

Zayo Group Holdings, Inc.
3.989% (LIBOR03M + 3.000%) due 03/09/2027 ~	5,600	5,250

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	3,954	3,239

Total Loan Participations and Assignments (Cost $243,188)		210,153

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 40.0%

BANKING & FINANCE 19.8%

ABN AMRO Bank NV
2.450% due 06/04/2020		$4,000	$3,981

AerCap Ireland Capital DAC
3.300% due 01/23/2023		700	582
3.500% due 05/26/2022		1,360	1,135
4.125% due 07/03/2023		1,350	1,149
4.450% due 12/16/2021		10,500	9,367
4.625% due 10/30/2020		1,954	1,896
4.625% due 07/01/2022		1,000	811
5.000% due 10/01/2021		3,750	3,366

AIB Group PLC
4.263% due 04/10/2025 •		5,000	5,035
4.750% due 10/12/2023		600	595

Air Lease Corp.
2.500% due 03/01/2021		7,675	7,061
3.500% due 01/15/2022		4,038	3,683

Aircastle Ltd.
5.125% due 03/15/2021		2,140	2,125
7.625% due 04/15/2020		210	210

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	112

Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024		$728	745

Ally Financial, Inc.
3.875% due 05/21/2024		1,280	1,160
4.125% due 02/13/2022		1,200	1,185
4.250% due 04/15/2021		5,372	5,276
4.625% due 05/19/2022		335	325
7.500% due 09/15/2020		2,303	2,340
8.000% due 11/01/2031		164	188

Ambac LSNI LLC
6.450% due 02/12/2023 •		4,885	4,677

American Tower Corp.
3.000% due 06/15/2023		104	104
3.500% due 01/31/2023		1,200	1,210

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	5,290	5,626

Assurant, Inc.
4.200% due 09/27/2023		$124	132

Aviation Capital Group LLC
2.875% due 01/20/2022		4,308	3,897
7.125% due 10/15/2020		200	198

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,169	1,687
3.250% due 02/15/2027		490	386
3.625% due 05/01/2022		1,391	1,235
3.950% due 07/01/2024		2,630	2,205
5.125% due 10/01/2023		3,415	2,956
5.250% due 05/15/2024		2,983	2,547
5.500% due 01/15/2023		3,456	3,106

Axis Bank Ltd.
3.250% due 05/21/2020		200	200

Banco Bradesco S.A.
2.850% due 01/27/2023		2,301	2,178
3.200% due 01/27/2025		1,800	1,649

Banco BTG Pactual S.A.
4.500% due 01/10/2025		2,100	1,848

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	7,100	2,095

Banco Santander S.A.
3.848% due 04/12/2023		$200	205

Bank of America Corp.
1.866% (US0003M + 0.650%) due 06/25/2022 ~		231	226

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	13,125	13,997

Bank of Ireland Group PLC
4.500% due 11/25/2023		$21,652	21,425

Banque PSA Finance S.A.
5.750% due 04/04/2021		82	85

Barclays Bank PLC
7.625% due 11/21/2022 (i)		5,810	5,946

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		$1,600	$1,410
3.122% (US0003M + 1.430%) due 02/15/2023 ~		2,000	1,884
3.125% due 01/17/2024	GBP	600	728
3.250% due 01/17/2033		300	328
3.932% due 05/07/2025 •		$31,800	30,563
4.338% due 05/16/2024 •		1,900	1,836
4.610% due 02/15/2023 •		2,000	2,037
5.875% due 09/15/2024 •(h)(i)	GBP	600	530
7.125% due 06/15/2025 •(h)(i)		1,800	1,916
7.250% due 03/15/2023 •(h)(i)		1,940	2,169
7.750% due 09/15/2023 •(h)(i)		$8,290	7,276
7.875% due 09/15/2022 •(h)(i)	GBP	200	217
8.000% due 12/15/2020 •(h)(i)	EUR	25,985	27,364
8.000% due 06/15/2024 •(h)(i)		$4,000	3,717

BGC Partners, Inc.
3.750% due 10/01/2024		640	574

BNP Paribas S.A.
4.400% due 08/14/2028		400	431
6.750% due 03/14/2022 •(h)(i)		1,400	1,264
7.625% due 03/30/2021 •(h)(i)		2,500	2,442

BOC Aviation Ltd.
2.357% (US0003M + 1.125%) due 09/26/2023 ~		600	598
2.813% (US0003M + 1.050%) due 05/02/2021 ~		550	551
3.500% due 10/10/2024		3,780	4,051
4.000% due 01/25/2024		400	432

Brighthouse Financial, Inc.
3.700% due 06/22/2027		47	41

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~		3,600	3,541

Brookfield Finance, Inc.
3.900% due 01/25/2028		26	27
4.700% due 09/20/2047		240	226

Cantor Fitzgerald LP
4.875% due 05/01/2024		192	192
6.500% due 06/17/2022		13,100	13,500

Capital One Financial Corp.
3.450% due 04/30/2021		586	587

CBL & Associates LP
4.600% due 10/15/2024		31	7
5.950% due 12/15/2026		988	190

CIT Bank N.A.
2.969% due 09/27/2025 •		1,300	1,104

CIT Group, Inc.
4.125% due 03/09/2021		4,110	4,071
5.000% due 08/15/2022		7,328	7,200
5.000% due 08/01/2023		1,815	1,758

Citigroup, Inc.
2.751% (US0003M + 0.950%) due 07/24/2023 ~		380	359
3.010% (US0003M + 1.430%) due 09/01/2023 ~		570	558

CNH Industrial Capital LLC
3.875% due 10/15/2021		20	20

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		670	597

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	15,835	16,808
6.625% due 06/29/2021 •(h)(i)		19,800	20,958

Credit Agricole S.A.
2.821% (US0003M + 1.020%) due 04/24/2023 ~		$250	237
3.750% due 04/24/2023		250	255

Credit Suisse AG
5.750% due 09/18/2025 •(i)	EUR	1,627	1,773
6.500% due 08/08/2023 (i)		$3,400	3,476

Credit Suisse Group AG
2.593% due 09/11/2025 •		2,600	2,475
3.574% due 01/09/2023		500	505
6.250% due 12/18/2024 •(h)(i)		300	279
7.125% due 07/29/2022 •(h)(i)		300	278

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 09/12/2025 •(h)(i)		$600	$545
7.500% due 07/17/2023 •(h)(i)		1,400	1,291

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		4,500	4,555

Crown Castle International Corp.
2.250% due 09/01/2021		660	651
3.400% due 02/15/2021		500	504
5.250% due 01/15/2023		900	956

CTR Partnership LP
5.250% due 06/01/2025		66	66

CyrusOne LP
1.450% due 01/22/2027	EUR	500	484

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~		4,400	4,806
0.177% (EUR003M + 0.650%) due 09/10/2021 ~		2,700	2,903
2.617% (US0003M + 0.815%) due 01/22/2021 ~		$700	675
2.700% due 07/13/2020		222	218
2.818% (US0003M + 0.970%) due 07/13/2020 ~		1,070	1,054
2.882% (US0003M + 1.190%) due 11/16/2022 ~		1,000	907
2.950% due 08/20/2020		5,000	4,958
3.041% (US0003M + 1.290%) due 02/04/2021 ~		2,920	2,809
3.150% due 01/22/2021		8,200	8,015
3.375% due 05/12/2021		10,934	10,556
3.875% due 02/12/2024	GBP	900	1,087
3.950% due 02/27/2023		$1,800	1,790
3.961% due 11/26/2025 •		9,810	9,089
4.250% due 10/14/2021		5,770	5,493
5.000% due 02/14/2022		12,057	11,900

Digital Realty Trust LP
3.600% due 07/01/2029		1,290	1,262

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		329	334

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	4,383	4,689

EPR Properties
4.750% due 12/15/2026		$627	571
4.950% due 04/15/2028		316	312

Equinix, Inc.
2.625% due 11/18/2024		795	747
2.875% due 03/15/2024	EUR	400	427
2.875% due 02/01/2026		400	427
2.900% due 11/18/2026		$445	410
3.200% due 11/18/2029		948	883

Equitable Holdings, Inc.
3.900% due 04/20/2023		74	74
5.000% due 04/20/2048		27	26

ESH Hospitality, Inc.
4.625% due 10/01/2027		216	170

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		80	87

FCE Bank PLC
0.086% due 08/26/2020 •	EUR	1,500	1,616
0.869% due 09/13/2021		3,900	3,851
1.114% due 05/13/2020		300	328
1.660% due 02/11/2021		800	828
1.875% due 06/24/2021		4,000	4,079

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •		4,690	4,557
0.017% due 05/14/2021 •		3,970	4,118
0.275% due 12/01/2024 •		300	235
1.574% (US0003M + 0.790%) due 06/12/2020 ~		$300	291
1.744% due 07/19/2024	EUR	1,500	1,297
2.193% (US0003M + 0.430%) due 11/02/2020 ~		$400	374
2.343% due 11/02/2020		600	579
2.645% (US0003M + 1.270%) due 03/28/2022 ~		3,600	2,927
2.710% (US0003M + 0.810%) due 04/05/2021 ~		5,550	5,134
2.728% (US0003M + 0.880%) due 10/12/2021 ~		1,600	1,472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.843% (US0003M + 1.080%) due 08/03/2022 ~		$1,600	$1,312
2.927% (US0003M + 1.235%) due 02/15/2023 ~		3,100	2,448
3.087% due 01/09/2023		4,000	3,620
3.157% due 08/04/2020		1,750	1,715
3.200% due 01/15/2021		550	534
3.336% due 03/18/2021		400	384
3.550% due 10/07/2022		3,654	3,426
4.424% (US0003M + 2.550%) due 01/07/2021 ~		3,000	2,850
5.014% (US0003M + 3.140%) due 01/07/2022 ~		3,000	2,430
5.085% due 01/07/2021		1,000	966

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		2,569	1,904
6.750% due 03/15/2022		9,551	8,891

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	650	710
0.800% due 01/21/2022		440	474
2.625% due 03/15/2023		500	555

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$3,000	2,983
4.418% due 11/15/2035		900	976

GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	1,000	1,270
5.125% due 05/24/2023		170	224
5.875% due 11/04/2020		298	376

General Motors Financial Co., Inc.
0.177% due 03/26/2022 •	EUR	1,950	2,020
2.277% (US0003M + 0.540%) due 11/06/2020 ~		$480	457
2.685% (US0003M + 1.310%) due 06/30/2022 ~		480	382
2.728% (US0003M + 0.850%) due 04/09/2021 ~		1,302	1,172
2.837% (US0003M + 1.100%) due 11/06/2021 ~		486	446
2.890% (US0003M + 0.990%) due 01/05/2023 ~		1,254	1,016
3.200% due 07/13/2020		1,836	1,831
3.388% (US0003M + 1.550%) due 01/14/2022 ~		2,420	2,009

GLP Capital LP
5.300% due 01/15/2029		902	778

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		279	263

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	187

Harley-Davidson Financial Services, Inc.
2.850% due 01/15/2021		3,200	3,154

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		13,100	12,742

Howard Hughes Corp.
5.375% due 03/15/2025		621	605

HSBC Holdings PLC
1.998% (US0003M + 1.230%) due 03/11/2025 ~		7,600	6,985
2.292% (US0003M + 0.600%) due 05/18/2021 ~		1,400	1,371
2.633% due 11/07/2025 •		2,127	2,067
2.692% (US0003M + 1.000%) due 05/18/2024 ~		600	560
3.000% due 05/29/2030 •	GBP	1,600	1,926
3.973% due 05/22/2030 •		$2,400	2,470
4.292% due 09/12/2026 •		7,500	7,856
6.000% due 09/29/2023 •(h)(i)	EUR	1,900	1,964

Huarong Finance Co. Ltd.
3.425% (US0003M + 1.650%) due 04/27/2020 ~		$500	500

Hudson Pacific Properties LP
3.950% due 11/01/2027		52	50

Hunt Cos., Inc.
6.250% due 02/15/2026		60	45

ICICI Bank Ltd.
5.750% due 11/16/2020		600	609

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		$1,400	$1,247
3.950% due 02/13/2050		600	495

Industrial & Commercial Bank of China Ltd.
1.511% (US0003M + 0.770%) due 12/14/2020 ~		565	565
2.484% (US0003M + 0.750%) due 11/08/2020 ~		15,717	15,749

ING Groep NV
2.451% (US0003M + 1.000%) due 10/02/2023 ~		1,000	943
4.100% due 10/02/2023		1,800	1,850
5.750% due 11/16/2026 •(h)(i)		2,200	1,906
6.000% due 04/16/2020 •(h)(i)		200	190

International Lease Finance Corp.
5.875% due 08/15/2022		130	116
8.250% due 12/15/2020		3,300	3,281
8.625% due 01/15/2022		2,000	1,941

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(h)(i)	EUR	1,200	1,174

iStar, Inc.
5.250% due 09/15/2022		$32	30

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		6,000	5,713
3.250% due 01/24/2025		4,200	3,936

JPMorgan Chase & Co.
3.031% (US0003M + 1.230%) due 10/24/2023 ~		480	465

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	8,781	751

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	13,120	16,472

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$202	182

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		388	309

Life Storage LP
3.875% due 12/15/2027		299	269

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		435	469

Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	200	240
2.858% due 03/17/2023 •		$10,800	10,657
3.900% due 03/12/2024		200	203
4.000% due 03/07/2025	AUD	700	465
4.050% due 08/16/2023		$1,600	1,667
4.375% due 03/22/2028		400	431
4.550% due 08/16/2028		1,200	1,276
5.125% due 12/27/2024 •(h)(i)	GBP	700	654
6.375% due 06/27/2020 •(h)(i)	EUR	400	408
7.500% due 06/27/2024 •(h)(i)		$600	518
7.500% due 09/27/2025 •(h)(i)		4,800	4,318
7.875% due 06/27/2029 •(h)(i)	GBP	2,708	3,083

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$14,810	14,060

Logicor Financing SARL
3.250% due 11/13/2028	EUR	234	258

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		$14,230	14,227

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		2,530	2,490
2.652% due 09/19/2022		2,700	2,627
3.406% due 02/28/2022		5,100	5,083
3.960% due 09/19/2023		1,700	1,702

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,100	1,337
3.692% due 06/05/2028		1,100	1,296
5.250% due 08/01/2026		$2,140	2,144

Nationwide Building Society
3.766% due 03/08/2024 •		5,700	5,540
3.960% due 07/18/2030 •		2,390	2,421
4.302% due 03/08/2029 •		5,600	5,928

Natwest Markets PLC
0.625% due 03/02/2022	EUR	10,640	11,491
1.125% due 06/14/2023		3,440	3,689

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	101

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Corp.
5.000% due 10/26/2020		$1,768	$1,748
5.875% due 03/25/2021		13,228	13,004
6.500% due 06/15/2022		11,286	11,035
6.625% due 07/26/2021		3,225	3,327
7.250% due 01/25/2022		8,650	8,497

Newmark Group, Inc.
6.125% due 11/15/2023		1,000	1,019

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		192	182
2.065% due 09/28/2022 •		290	270
2.150% due 09/28/2020		670	658
2.498% (US0003M + 0.650%) due 07/13/2022 ~		384	369
2.550% due 03/08/2021		200	193
2.600% due 09/28/2022		218	208
2.650% due 07/13/2022		768	743
2.800% due 01/13/2022		100	95
3.150% due 03/15/2021		2,760	2,720
3.650% due 09/21/2021		300	294

NTT Finance Corp.
1.900% due 07/21/2021		4,800	4,778

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		728	639
4.375% due 08/01/2023		30	30
4.500% due 01/15/2025		400	388
4.950% due 04/01/2024		1,000	990

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		39	37

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		12,773	12,112
4.500% due 03/15/2023		3,872	3,365
5.250% due 08/15/2022		18,781	16,994
5.500% due 02/15/2024		1,411	1,217

Physicians Realty LP
3.950% due 01/15/2028		56	53

QNB Finance Ltd.
3.181% (US0003M + 1.450%) due 08/11/2021 ~		2,600	2,616
3.389% (US0003M + 1.570%) due 07/18/2021 ~		1,800	1,768

Royal Bank of Scotland Group PLC
2.000% due 03/04/2025 •	EUR	8,250	8,804
2.500% due 03/22/2023		2,000	2,191
3.162% (US0003M + 1.470%) due 05/15/2023 ~		$478	454
3.498% due 05/15/2023 •		593	586
3.875% due 09/12/2023		2,500	2,530
4.445% due 05/08/2030 •		7,400	7,771
4.519% due 06/25/2024 •		1,700	1,714
4.892% due 05/18/2029 •		1,430	1,518
5.076% due 01/27/2030 •		6,400	6,969
7.500% due 08/10/2020 •(h)(i)		33,599	30,985
8.000% due 08/10/2025 •(h)(i)		1,500	1,410
8.625% due 08/15/2021 •(h)(i)		10,177	9,977

Sabra Health Care LP
3.900% due 10/15/2029		178	160
4.800% due 06/01/2024		236	240

Santander Holdings USA, Inc.
3.244% due 10/05/2026		4,783	4,280
3.400% due 01/18/2023		116	115
3.500% due 06/07/2024		900	880
4.400% due 07/13/2027		78	77

Santander UK Group Holdings PLC
2.920% due 05/08/2026 •	GBP	1,900	2,339
3.373% due 01/05/2024 •		$1,000	1,008
3.571% due 01/10/2023		22,555	22,461
3.823% due 11/03/2028 •		1,700	1,795
4.796% due 11/15/2024 •		11,100	11,649
6.750% due 06/24/2024 •(h)(i)	GBP	5,596	5,654
7.375% due 06/24/2022 •(h)(i)		4,400	4,518

Santander UK PLC
3.400% due 06/01/2021		$3,000	3,006

SBA Communications Corp.
3.875% due 02/15/2027		1,198	1,210

SBA Tower Trust
3.156% due 10/10/2045		1,300	1,298
3.168% due 04/09/2047		500	498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Operating Partnership LP
3.250% due 10/15/2022		$792	$789

SL Green Realty Corp.
4.500% due 12/01/2022		750	771

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		2,100	2,118
3.550% due 04/15/2024		1,300	1,390
4.125% due 07/15/2023		800	865

Societe Generale S.A.
6.750% due 04/07/2021 •(h)(i)	EUR	800	848
6.750% due 04/06/2028 •(h)(i)		$400	334

Society of Lloyd’s
4.750% due 10/30/2024	GBP	200	254

Springleaf Finance Corp.
5.625% due 03/15/2023		$3,516	3,472
6.125% due 05/15/2022		13,854	14,162
6.125% due 03/15/2024		1,018	1,013
6.875% due 03/15/2025		3,100	3,145
7.750% due 10/01/2021		12,760	12,830
8.250% due 12/15/2020		22,410	22,561

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		3,500	3,401
2.969% (US0003M + 1.150%) due 01/20/2023 ~		700	676
4.247% due 01/20/2023 •		1,330	1,349

Starwood Property Trust, Inc.
4.750% due 03/15/2025		83	74

Stearns Holdings LLC
5.000% due 11/05/2024		81	53
9.375% due 08/15/2020 «		3,079	0

STORE Capital Corp.
4.500% due 03/15/2028		66	66
4.625% due 03/15/2029		74	75

Synchrony Financial
2.850% due 07/25/2022		825	787
4.375% due 03/19/2024		2,125	2,108

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	417	654

TP ICAP PLC
5.250% due 01/26/2024		24,100	29,443

UBS AG
4.750% due 02/12/2026 •(i)	EUR	5,431	5,915
5.125% due 05/15/2024 (i)		$950	960
7.625% due 08/17/2022 (i)		3,400	3,504

UBS Group AG
2.859% due 08/15/2023 •		258	256
4.125% due 09/24/2025		900	937
5.750% due 02/19/2022 •(h)(i)	EUR	4,000	4,312
6.875% due 03/22/2021 •(h)(i)		$900	882
7.125% due 08/10/2021 •(h)(i)		500	491

UniCredit SpA
6.750% due 09/10/2021 •(h)(i)	EUR	500	479
7.830% due 12/04/2023		$24,440	26,132
9.250% due 06/03/2022 •(h)(i)	EUR	1,300	1,356

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	4,499	6,174
7.395% due 03/28/2024		2,956	4,123

VIVAT NV
2.375% due 05/17/2024	EUR	300	334

Volkswagen Bank GmbH
0.000% due 06/15/2021 •		900	979
0.625% due 09/08/2021		3,100	3,372

Volkswagen Leasing GmbH
0.071% due 07/06/2021 •		1,100	1,195

Voyager Aviation Holdings LLC
8.500% due 08/15/2021		$5,748	5,453

Wells Fargo & Co.
2.625% due 07/22/2022		116	118
2.911% (US0003M + 1.110%) due 01/24/2023 ~		3,456	3,221

Wells Fargo Bank N.A.
2.306% (US0003M + 0.500%) due 07/23/2021 ~		1,100	1,073
3.325% due 07/23/2021 •		750	751

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weyerhaeuser Co.
4.700% due 03/15/2021		$100	$101

WP Carey, Inc.
3.850% due 07/15/2029		117	114

WPC Eurobond BV
1.350% due 04/15/2028	EUR	2,900	2,812
2.125% due 04/15/2027		300	320
2.250% due 04/09/2026		1,000	1,081

			1,075,812

INDUSTRIALS 17.0%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	11,000	12,939
4.249% due 07/31/2043		13,819	16,912

AbbVie, Inc.
3.375% due 11/14/2021		$615	627

Activision Blizzard, Inc.
2.300% due 09/15/2021		2,680	2,701
2.600% due 06/15/2022		1,500	1,512

Aetna, Inc.
2.750% due 11/15/2022		2,300	2,317

Aker BP ASA
3.000% due 01/15/2025		300	239
3.750% due 01/15/2030		600	452

Albertsons Cos., Inc.
3.500% due 02/15/2023		222	220
4.625% due 01/15/2027		104	104
4.875% due 02/15/2030		207	206

ALROSA Finance S.A.
7.750% due 11/03/2020		655	665

Altice Financing S.A.
2.250% due 01/15/2025	EUR	1,300	1,285
3.000% due 01/15/2028		7,900	7,736
5.000% due 01/15/2028		$2,900	2,588

Altice France S.A.
5.500% due 01/15/2028		200	188
7.375% due 05/01/2026		2,500	2,539
8.125% due 02/01/2027		5,500	5,764

Altria Group, Inc.
1.000% due 02/15/2023	EUR	5,966	6,468

American Airlines Pass-Through Trust
3.350% due 04/15/2031		$64	65

Anthem, Inc.
2.950% due 12/01/2022		200	204

Arconic Corp.
6.125% due 02/15/2028		374	385

Arrow Electronics, Inc.
3.500% due 04/01/2022		2,600	2,586

Associated Materials LLC
9.000% due 01/01/2024		2,100	1,701

AutoNation, Inc.
3.350% due 01/15/2021		600	597

Avon International Capital PLC
6.500% due 08/15/2022		178	159

Axiata SPV2 Bhd.
3.466% due 11/19/2020		3,200	3,205

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		247	248
4.375% due 01/15/2028		365	339

Bacardi Ltd.
4.450% due 05/15/2025		2,000	2,106

Baidu, Inc.
3.500% due 11/28/2022		200	204
3.875% due 09/29/2023		300	312

Banijay Entertainment SASU
5.375% due 03/01/2025		400	369

BAT Capital Corp.
2.572% (US0003M + 0.880%) due 08/15/2022 ~		424	391
2.764% due 08/15/2022		4,848	4,781

BAT International Finance PLC
3.250% due 06/07/2022		596	594
3.500% due 06/15/2022		1,048	1,045

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch Health Cos., Inc.
6.500% due 03/15/2022		$21,852	$22,152

Bayer U.S. Finance LLC
1.846% (US0003M + 0.630%) due 06/25/2021 ~		1,800	1,743
2.750% due 07/15/2021		884	875
3.000% due 10/08/2021		600	594
3.500% due 06/25/2021		700	702

BMW Finance NV
2.250% due 08/12/2022		12,100	11,593

Bombardier, Inc.
5.750% due 03/15/2022		358	273
6.000% due 10/15/2022		418	317
6.125% due 01/15/2023		111	79
7.500% due 03/15/2025		124	87
7.875% due 04/15/2027		3,083	2,151

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		4,200	4,365

Broadcom Corp.
2.200% due 01/15/2021		2,210	2,182
2.650% due 01/15/2023		861	842
3.000% due 01/15/2022		4,558	4,520
3.625% due 01/15/2024		2,252	2,233
3.875% due 01/15/2027		2,098	2,005

Broadcom, Inc.
3.125% due 04/15/2021		3,810	3,764
3.125% due 10/15/2022		2,700	2,677

Camelot Finance S.A.
4.500% due 11/01/2026		82	80

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~		1,010	978
3.300% due 03/15/2021		400	399

Canadian Natural Resources Ltd.
3.450% due 11/15/2021		1,230	1,149

Canadian Pacific Railway Co.
4.500% due 01/15/2022		90	93

CCO Holdings LLC
4.500% due 08/15/2030		1,975	1,947
4.750% due 03/01/2030		1,926	1,932
5.250% due 09/30/2022		250	247

Celanese U.S. Holdings LLC
4.625% due 11/15/2022		2,680	2,612

Centene Corp.
3.375% due 02/15/2030		1,555	1,452
4.250% due 12/15/2027		757	763
4.625% due 12/15/2029		1,473	1,489
4.750% due 01/15/2025		1,920	1,956

Central Nippon Expressway Co. Ltd.
2.567% due 11/02/2021		600	601
2.849% due 03/03/2022		600	603

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~		15,210	14,783
3.579% due 07/23/2020		3,250	3,240
4.464% due 07/23/2022		4,749	4,911
4.800% due 03/01/2050		1,760	1,843
4.908% due 07/23/2025		5,310	5,731

China Merchants Finance Co. Ltd.
3.500% due 08/03/2020		400	402

Cigna Corp.
2.721% (US0003M + 0.890%) due 07/15/2023 ~		2,068	1,924
3.050% due 11/30/2022		600	616

Citrix Systems, Inc.
3.300% due 03/01/2030		852	798

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		4,617	3,999

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	570	691

Community Health Systems, Inc.
6.250% due 03/31/2023		$36,291	34,726
6.625% due 02/15/2025		4,984	4,648
8.000% due 03/15/2026		6,108	5,837
8.625% due 01/15/2024		6,708	6,672

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~		$1,310	$1,296

Connect Finco SARL
6.750% due 10/01/2026		582	483

Constellation Brands, Inc.
2.250% due 11/06/2020		500	497
2.392% (US0003M + 0.700%) due 11/15/2021 ~		900	849

Corning, Inc.
5.450% due 11/15/2079		600	621

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(c)		1,200	0
9.250% due 06/30/2020 ^«(c)		2,300	0

Cox Communications, Inc.
3.250% due 12/15/2022		1,589	1,612

CRH America, Inc.
5.750% due 01/15/2021		530	545

CSC Holdings LLC
6.500% due 02/01/2029		1,100	1,193

CVS Health Corp.
3.700% due 03/09/2023		8,661	9,027

CVS Pass-Through Trust
7.507% due 01/10/2032		77	100

D.R. Horton, Inc.
2.550% due 12/01/2020		580	572
4.375% due 09/15/2022		905	923

DAE Funding LLC
4.000% due 08/01/2020		29,867	29,528
4.500% due 08/01/2022		3,399	3,178
5.000% due 08/01/2024		407	371
5.250% due 11/15/2021		3,960	3,621
5.750% due 11/15/2023		1,854	1,731

Daimler Finance North America LLC
2.200% due 10/30/2021		1,800	1,727
2.550% due 08/15/2022		4,400	4,224
2.563% (US0003M + 0.880%) due 02/22/2022 ~		10,350	9,764
2.592% (US0003M + 0.900%) due 02/15/2022 ~		4,800	4,450
2.700% due 06/14/2024		400	387
3.400% due 02/22/2022		39,340	38,263
3.750% due 11/05/2021		1,100	1,091
3.875% due 09/15/2021		600	591

Danone S.A.
2.077% due 11/02/2021		3,400	3,406
3.000% due 06/15/2022		2,615	2,658

Dealer Tire LLC
8.000% due 02/01/2028		364	294

Dell International LLC
4.420% due 06/15/2021		13,515	13,665
5.450% due 06/15/2023		4,943	5,079
6.020% due 06/15/2026		800	853

Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		370	370

Delta Air Lines, Inc.
2.600% due 12/04/2020		7,830	7,477

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		4,910	4,852

Diamond Resorts International, Inc.
7.750% due 09/01/2023		2,817	2,049

Discovery Communications LLC
2.800% due 06/15/2020		4,877	4,866

DISH DBS Corp.
5.125% due 05/01/2020		15,910	15,843
6.750% due 06/01/2021		5,210	5,311

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020		300	298

DP World PLC
2.375% due 09/25/2026	EUR	300	309
4.250% due 09/25/2030	GBP	200	226

eBay, Inc.
2.600% due 07/15/2022		$3,011	3,022
3.800% due 03/09/2022		2,400	2,436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMC Corp.
2.650% due 06/01/2020		$1,313	$1,310

Energy Transfer Operating LP
2.900% due 05/15/2025		372	315
3.750% due 05/15/2030		869	685
4.250% due 03/15/2023		290	260
4.650% due 06/01/2021		640	624
5.000% due 05/15/2050		791	617
5.200% due 02/01/2022		1,050	989

Energy Transfer Partners LP
5.000% due 10/01/2022		1,900	1,732
5.875% due 03/01/2022		380	357

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~		544	531
3.600% due 08/15/2021		122	122

ERAC USA Finance LLC
2.600% due 12/01/2021		375	376
3.300% due 10/15/2022		700	685
4.500% due 08/16/2021		1,760	1,796
5.250% due 10/01/2020		1,565	1,590

Eurofins Scientific SE
2.250% due 01/27/2022	EUR	1,100	1,139

Exela Intermediate LLC
10.000% due 07/15/2023		$124	33

F-Brasile SpA
7.375% due 08/15/2026		300	300

Flex Ltd.
4.875% due 06/15/2029		117	112

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		200	201

Fox Corp.
3.666% due 01/25/2022		1,050	1,073

Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020		90	89
5.750% due 02/15/2021		708	726

Front Range BidCo, Inc.
4.000% due 03/01/2027		5,906	5,685
6.125% due 03/01/2028		1,328	1,269

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~		4,429	4,343

General Electric Co.
0.000% due 05/28/2020 •	EUR	200	220
0.375% due 05/17/2022		800	846
2.700% due 10/09/2022		$1,100	1,083
3.150% due 09/07/2022		44	45
4.375% due 09/16/2020		46	46
4.625% due 01/07/2021		200	202
4.650% due 10/17/2021		1,350	1,377
5.500% due 06/07/2021	GBP	166	213
5.550% due 05/04/2020		$1,235	1,238
5.550% due 01/05/2026		439	475
5.875% due 01/14/2038		84	99
6.150% due 08/07/2037		14	16
6.250% due 09/29/2020	GBP	756	954
6.875% due 01/10/2039		$28	35

General Motors Co.
1.796% (US0003M + 0.900%) due 09/10/2021 ~		190	172

Glencore Finance Canada Ltd.
4.950% due 11/15/2021		1,670	1,655

Global Payments, Inc.
2.650% due 02/15/2025		314	312

Greene King Finance PLC
4.064% due 03/15/2035	GBP	2,838	3,944
5.106% due 03/15/2034		4,883	7,200

Griffon Corp.
5.750% due 03/01/2028		$288	272

HCA, Inc.
3.500% due 09/01/2030		1,958	1,784
4.750% due 05/01/2023		576	591

Heathrow Funding Ltd.
4.875% due 07/15/2023		1,600	1,691

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	103

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hewlett Packard Enterprise Co.
2.620% (US0003M + 0.720%) due 10/05/2021 ~		$10,800	$10,173
3.500% due 10/05/2021		4,700	4,727

Huntsman International LLC
5.125% due 11/15/2022		2,185	2,244

Hyundai Capital America
1.689% due 09/18/2020 •		890	885

iHeartCommunications, Inc.
6.375% due 05/01/2026		4,419	4,206
8.375% due 05/01/2027		4,537	3,888

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	1,100	972

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)		600	510

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,474	1,044

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		1,556	1,204

IHS Markit Ltd.
4.000% due 03/01/2026		15	15
5.000% due 11/01/2022		200	211

Imperial Brands Finance PLC
2.950% due 07/21/2020		2,800	2,795
3.750% due 07/21/2022		6,390	6,396

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		5,200	5,239
5.710% due 11/15/2023		1,900	1,946

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		680	255

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,750	1,708
8.000% due 02/15/2024		10,525	10,236
8.500% due 10/15/2024		7,666	4,875
9.750% due 07/15/2025		4,386	2,769

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		6,418	3,257

International Flavors & Fragrances, Inc.
3.400% due 09/25/2020		500	502

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		580	571
3.750% due 10/01/2021		900	909
4.000% due 03/15/2022		1,066	1,105

IQVIA, Inc.
2.875% due 09/15/2025	EUR	100	108
3.250% due 03/15/2025		100	108

Japan Tobacco, Inc.
2.000% due 04/13/2021		$1,700	1,696

JT International Financial Services BV
3.500% due 09/28/2023		1,300	1,358

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		1,794	1,816

Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		300	299

Komatsu Finance America, Inc.
2.118% due 09/11/2020		600	599
2.437% due 09/11/2022		1,540	1,547

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		850	804
2.800% due 07/02/2020		287	285
3.000% due 06/01/2026		2,542	2,476
3.750% due 04/01/2030		3,900	3,729
3.950% due 07/15/2025		350	345

L3Harris Technologies, Inc.
2.250% (US0003M + 0.480%) due 04/30/2020 ~		100	100

Lamar Media Corp.
3.750% due 02/15/2028		383	362

Laredo Petroleum, Inc.
9.500% due 01/15/2025		160	65
10.125% due 01/15/2028		195	76

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		1,836	1,668
4.500% due 08/15/2025		967	827

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Level 3 Financing, Inc.
3.400% due 03/01/2027		$238	$228
3.875% due 11/15/2029		1,032	974

LifePoint Health, Inc.
4.375% due 02/15/2027		50	47

Masco Corp.
3.500% due 04/01/2021		290	290
5.950% due 03/15/2022		464	473

Mattel, Inc.
5.875% due 12/15/2027		162	166

McCormick & Co., Inc.
3.900% due 07/15/2021		2,080	2,107

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		2,570	2,236
5.625% due 07/17/2027		200	176

MGM China Holdings Ltd.
5.875% due 05/15/2026		200	177

Microchip Technology, Inc.
3.922% due 06/01/2021		3,896	3,799

Micron Technology, Inc.
4.185% due 02/15/2027		588	597
4.640% due 02/06/2024		3,100	3,155
4.663% due 02/15/2030		1,425	1,495
5.327% due 02/06/2029		838	922

Mitchells & Butlers Finance PLC
1.191% (US0003M + 0.450%) due 12/15/2030 ~		6,720	6,262
6.013% due 12/15/2030	GBP	329	472

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$5,145	5,127

MSCI, Inc.
3.625% due 09/01/2030		204	195

Mylan NV
3.150% due 06/15/2021		4,687	4,645

NCL Corp. Ltd.
3.625% due 12/15/2024		111	72

NCR Corp.
5.750% due 09/01/2027		24	22

Netflix, Inc.
3.625% due 05/15/2027	EUR	600	660
3.625% due 06/15/2030		1,900	2,059
3.875% due 11/15/2029		3,109	3,375
4.625% due 05/15/2029		1,600	1,810
4.875% due 06/15/2030		$1,400	1,429
5.375% due 11/15/2029		410	431

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		5,000	5,130

Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		200	197

Noble Holding International Ltd.
7.875% due 02/01/2026		4,905	1,219

NXP BV
3.875% due 09/01/2022		3,199	3,214
4.125% due 06/01/2021		4,049	4,088
4.300% due 06/18/2029		900	927
4.625% due 06/15/2022		1,200	1,242
4.625% due 06/01/2023		4,200	4,328
4.875% due 03/01/2024		4,800	5,134
5.350% due 03/01/2026		4,100	4,441
5.550% due 12/01/2028		2,100	2,374

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (f)(h)		920	11

ONEOK Partners LP
3.375% due 10/01/2022		1,400	1,303

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		395	376
7.250% due 02/01/2028		464	402

Pacific Drilling SA
8.375% due 10/01/2023		3,534	981

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		1,640	1,659

Pan American Energy LLC
30.362% (BADLARPP) due 11/20/2020 «~	ARS	88,562	999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Panasonic Corp.
2.536% due 07/19/2022		$6,000	$5,915

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		879	881

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		1,300	1,298

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		1,178	1,191
3.650% due 07/29/2021		62	63

Pernod Ricard S.A.
4.250% due 07/15/2022		1,800	1,817
4.450% due 01/15/2022		5,000	5,140

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)		3,300	231
5.500% due 04/12/2037 ^(c)		4,350	304
6.000% due 05/16/2024 ^(c)		1,810	127
6.000% due 11/15/2026 ^(c)		3,434	240
9.000% due 11/17/2021 ^(c)		100	7
9.750% due 05/17/2035 ^(c)		840	59

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	300	219
5.350% due 02/12/2028		$40	28
5.950% due 01/28/2031		5,294	3,667
6.490% due 01/23/2027		2,620	1,942
6.500% due 03/13/2027		1,340	1,003
6.500% due 01/23/2029		13,475	9,851
6.750% due 09/21/2047		70	45
6.840% due 01/23/2030		4,819	3,512
6.950% due 01/28/2060		3,800	2,578
7.690% due 01/23/2050		1,050	741

PetSmart, Inc.
5.875% due 06/01/2025		99	98

Post Holdings, Inc.
4.625% due 04/15/2030		870	840

Prime Security Services Borrower LLC
6.250% due 01/15/2028		900	783

PTC, Inc.
3.625% due 02/15/2025		366	345
4.000% due 02/15/2028		175	169

QVC, Inc.
4.375% due 03/15/2023		5,556	5,261
4.850% due 04/01/2024		2,853	2,473

RAC Bond Co. PLC
4.565% due 05/06/2046	GBP	4,000	5,055

Radiate Holdco LLC
6.875% due 02/15/2023		$9	8

Radiology Partners, Inc.
9.250% due 02/01/2028		650	568

Range Resources Corp.
9.250% due 02/01/2026		566	343

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		4,200	4,126

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,175	1,295

Reynolds American, Inc.
3.250% due 06/12/2020		$550	548
4.000% due 06/12/2022		450	456

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		3,300	3,248
6.250% due 03/15/2022		2,200	2,135

Sands China Ltd.
4.600% due 08/08/2023		1,000	1,028
5.125% due 08/08/2025		1,600	1,518
5.400% due 08/08/2028		1,800	1,702

Sealed Air Corp.
4.000% due 12/01/2027		101	95

Sensata Technologies, Inc.
4.375% due 02/15/2030		206	187

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		798	796

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		322	322

Spirit AeroSystems, Inc.
1.541% (US0003M + 0.800%) due 06/15/2021 ~		408	388

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$375	$375
4.738% due 09/20/2029		4,100	4,218
5.152% due 09/20/2029		10,190	10,939

Staples, Inc.
7.500% due 04/15/2026		104	92

Station Casinos LLC
4.500% due 02/15/2028		105	86

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		400	399

Suntory Holdings Ltd.
2.550% due 06/28/2022		1,300	1,301

Syngenta Finance NV
3.698% due 04/24/2020		2,100	2,096
3.933% due 04/23/2021		7,100	6,693
4.441% due 04/24/2023		5,900	5,565
4.892% due 04/24/2025		700	688
5.182% due 04/24/2028		3,600	3,081

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		7,850	7,957

Tech Data Corp.
3.700% due 02/15/2022		16	16

TEGNA, Inc.
4.625% due 03/15/2028		760	672

Telefonica Emisiones S.A.
5.462% due 02/16/2021		352	360

Tenet Healthcare Corp.
4.625% due 07/15/2024		73	70

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	3,596	3,899
2.200% due 07/21/2021		$12,273	11,790
6.000% due 01/31/2025	EUR	1,200	1,300

Texas Eastern Transmission LP
4.125% due 12/01/2020		$400	400

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~		500	500

Times Square Hotel Trust
8.528% due 08/01/2026		198	216

Topaz Solar Farms LLC
4.875% due 09/30/2039		560	578
5.750% due 09/30/2039		4,349	4,802

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		8,230	8,164

TransDigm, Inc.
5.500% due 11/15/2027		604	545

Transocean Guardian Ltd.
5.875% due 01/15/2024		473	382

Transocean Pontus Ltd.
6.125% due 08/01/2025		33	27

Transocean, Inc.
7.250% due 11/01/2025		1,482	756
7.500% due 01/15/2026		1,268	605
8.000% due 02/01/2027		1,461	699

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		162	136

Triumph Group, Inc.
5.250% due 06/01/2022		132	110
6.250% due 09/15/2024		425	381

TTX Co.
2.600% due 06/15/2020		250	249

U.S. Renal Care, Inc.
10.625% due 07/15/2027		533	452

UAL Pass-Through Trust
6.636% due 01/02/2024		972	900

United Group BV
3.125% due 02/15/2026	EUR	2,600	2,432
3.250% due 02/15/2026 •		1,000	873
3.625% due 02/15/2028		2,900	2,610
4.875% due 07/01/2024		7,040	7,049

United Rentals North America, Inc.
4.000% due 07/15/2030		$424	381

Univision Communications, Inc.
5.125% due 05/15/2023		2,468	2,203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 02/15/2025		$11,657	$10,025

Valaris PLC
5.750% due 10/01/2044		2,152	166
7.750% due 02/01/2026		340	34

Vale Overseas Ltd.
6.250% due 08/10/2026		1,677	1,820
6.875% due 11/21/2036		406	455
6.875% due 11/10/2039		1,200	1,335

Vale S.A.
3.750% due 01/10/2023	EUR	800	868

ViaSat, Inc.
5.625% due 09/15/2025		$52	49
5.625% due 04/15/2027		103	102

Viterra, Inc.
5.950% due 08/01/2020		380	382

VMware, Inc.
2.300% due 08/21/2020		7,524	7,444
2.950% due 08/21/2022		13,670	13,721
3.900% due 08/21/2027		5,380	5,318

Volkswagen Group of America Finance LLC
2.477% (US0003M + 0.770%) due 11/13/2020 ~		6,700	6,616
2.653% (US0003M + 0.940%) due 11/12/2021 ~		6,900	6,754
4.000% due 11/12/2021		8,200	8,117

Wabtec Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~		5,310	5,156

Western Digital Corp.
4.750% due 02/15/2026		712	726

Western Midstream Operating LP
2.698% (US0003M + 0.850%) due 01/13/2023 ~		502	265
3.100% due 02/01/2025		330	173
4.050% due 02/01/2030		376	166
5.250% due 02/01/2050		376	155

Wyndham Destinations, Inc.
3.900% due 03/01/2023		2,458	2,079
4.250% due 03/01/2022		34	30
4.625% due 03/01/2030		509	395
5.400% due 04/01/2024		639	546
5.750% due 04/01/2027		2,155	1,818

Wynn Macau Ltd.
5.125% due 12/15/2029		600	508

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,923	2,190

YPF S.A.
33.161% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	72,680	805
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~		54,780	624

ZF North America Capital, Inc.
4.000% due 04/29/2020		$1,350	1,343
4.500% due 04/29/2022		550	514

Zimmer Biomet Holdings, Inc.
1.802% (US0003M + 0.750%) due 03/19/2021 ~		780	771
3.150% due 04/01/2022		800	801
3.375% due 11/30/2021		100	100

			922,516

UTILITIES 3.2%

American Electric Power Co., Inc.
2.150% due 11/13/2020		850	844
3.650% due 12/01/2021		750	760

American Transmission Systems, Inc.
5.250% due 01/15/2022		400	426

Baltimore Gas & Electric Co.
3.500% due 11/15/2021		300	299

BG Energy Capital PLC
4.000% due 10/15/2021		900	904

British Telecommunications PLC
4.500% due 12/04/2023		332	348

British Transco International Finance BV
0.000% due 11/04/2021 (f)		300	293

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenturyLink, Inc.
4.000% due 02/15/2027		$710	$683

CNOOC Finance Ltd.
4.250% due 01/26/2021		200	203

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		400	409

Edison International
2.400% due 09/15/2022		1,003	969
2.950% due 03/15/2023		50	48
3.125% due 11/15/2022		881	867
3.550% due 11/15/2024		978	973
5.750% due 06/15/2027		570	594

Emera U.S. Finance LP
2.700% due 06/15/2021		262	265

Enable Midstream Partners LP
4.950% due 05/15/2028		77	39

Entergy Corp.
4.000% due 07/15/2022		1,280	1,315
5.125% due 09/15/2020		330	330

Exelon Corp.
5.150% due 12/01/2020		400	404

Exelon Generation Co. LLC
4.000% due 10/01/2020		670	668

Frontier Communications Corp.
8.000% due 04/01/2027		890	883

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,115	1,116
6.000% due 11/27/2023		7,815	8,229

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	7,960	8,927
6.510% due 03/07/2022		$180	187
8.625% due 04/28/2034		300	414

IPALCO Enterprises, Inc.
3.450% due 07/15/2020		520	520

ITC Holdings Corp.
2.700% due 11/15/2022		490	487

LG&E & KU Energy LLC
3.750% due 11/15/2020		1,665	1,654
4.375% due 10/01/2021		1,200	1,207

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		1,808	1,794

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021		4,000	3,996
3.625% due 06/15/2023		1,300	1,327

NiSource, Inc.
2.650% due 11/17/2022		550	556

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		448	380

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		1,815	596

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		27	21

ONEOK, Inc.
4.250% due 02/01/2022		210	204

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(c)		2,350	2,323
2.950% due 03/01/2026 ^(c)		3,035	2,890
3.250% due 09/15/2021 ^(c)		1,289	1,274
3.250% due 06/15/2023 ^(c)		7,095	6,873
3.300% due 03/15/2027 ^(c)		1,510	1,454
3.300% due 12/01/2027 ^(c)		6,710	6,459
3.400% due 08/15/2024 ^(c)		2,044	2,001
3.500% due 10/01/2020 ^(c)		5,631	5,538
3.500% due 06/15/2025 ^(c)		2,826	2,748
3.750% due 02/15/2024 ^(c)		1,442	1,426
3.750% due 08/15/2042 ^(c)		140	125
3.850% due 11/15/2023 ^(c)		528	522
4.000% due 12/01/2046 ^(c)		32	29
4.250% due 05/15/2021 ^(c)		1,928	1,906
4.250% due 08/01/2023 ^(c)		2,636	2,672
4.300% due 03/15/2045 ^(c)		479	465
4.450% due 04/15/2042 ^(c)		888	875
4.500% due 12/15/2041 ^(c)		432	419
4.600% due 06/15/2043 ^(c)		132	132
4.650% due 08/01/2028 ^(c)		200	210

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	105

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 02/15/2044 ^(c)	$645	$637
5.125% due 11/15/2043 ^(c)	1,859	1,878
5.400% due 01/15/2040 ^(c)	4,280	4,378
5.800% due 03/01/2037 ^(c)	3,702	3,786
6.050% due 03/01/2034 ^(c)	9,428	9,575
6.250% due 03/01/2039 ^(c)	1,143	1,172
6.350% due 02/15/2038 ^(c)	1,982	2,032

Parsley Energy LLC
4.125% due 02/15/2028	134	92

Petrobras Global Finance BV
5.093% due 01/15/2030	17,644	16,166
6.125% due 01/17/2022	8,522	8,573

Rio Oil Finance Trust
8.200% due 04/06/2028	400	364
9.250% due 07/06/2024	864	852
9.750% due 01/06/2027	169	161

San Diego Gas & Electric Co.
3.750% due 06/01/2047	24	24

Southern California Edison Co.
2.850% due 08/01/2029	140	136
3.650% due 03/01/2028	30	31
3.650% due 02/01/2050	373	364
3.875% due 06/01/2021	780	773
5.750% due 04/01/2035	58	73
6.000% due 01/15/2034	18	22
6.650% due 04/01/2029	187	221

Southern California Gas Co.
5.125% due 11/15/2040	12	14

Sprint Communications, Inc.
6.000% due 11/15/2022	3,026	3,165
7.000% due 08/15/2020	9,090	9,179
11.500% due 11/15/2021	1,800	1,994

Sprint Corp.
7.125% due 06/15/2024	5,635	6,227
7.250% due 09/15/2021	9,772	10,125
7.250% due 02/01/2028	3,452	3,482
7.625% due 03/01/2026	122	139
7.875% due 09/15/2023	3,762	4,171

Talen Energy Supply LLC
6.625% due 01/15/2028	244	207

Transocean Phoenix Ltd.
7.750% due 10/15/2024	34	30

Transocean Proteus Ltd.
6.250% due 12/01/2024	7	6

Transocean Sentry Ltd.
5.375% due 05/15/2023	500	424

		174,953

Total Corporate Bonds & Notes (Cost $2,303,710)		2,173,281

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024	200	213

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	130	36

Total Convertible Bonds & Notes (Cost $455)		249

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	81

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	25	27
7.350% due 07/01/2035	20	22

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	125	124

		254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(c)	$10	$7
5.250% due 07/01/2037 ^(c)	60	41

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(c)	20	14
5.700% due 07/01/2023 ^(c)	100	64

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(c)	40	27
6.000% due 07/01/2039 ^(c)	30	20

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(c)	95	64
5.750% due 07/01/2041 ^(c)	100	67
6.500% due 07/01/2040 ^(c)	15	10

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(c)	225	137
5.500% due 07/01/2039 ^(c)	300	190

		641

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	825	811

Total Municipal Bonds & Notes (Cost $1,399)		1,706

U.S. GOVERNMENT AGENCIES 58.6%

Fannie Mae
1.977% due 09/25/2042 •	7	7
4.360% due 09/01/2037 •	2,393	2,509
6.000% due 04/25/2043	6	7

Fannie Mae, TBA
3.000% due 06/01/2040	5,000	5,225

Freddie Mac
0.732% due 01/25/2031 ~(a)	281,730	10,464
2.742% due 12/25/2047 ~	1,960	2,060
2.768% due 10/25/2046 ~	1,549	1,683
3.500% due 11/01/2046	1,380	1,477
4.000% due 08/01/2047	4,070	4,379

Ginnie Mae
3.125% due 12/20/2045 •	3,166	3,250
3.250% due 07/20/2045 - 09/20/2045 •	5,358	5,493
5.000% due 01/20/2049 - 09/20/2049	21,798	23,335
5.500% due 12/20/2048	1,337	1,437

Ginnie Mae, TBA
5.000% due 04/01/2050 - 05/01/2050	35,000	37,230

Uniform Mortgage-Backed Security
3.500% due 09/01/2047 - 07/01/2049	72,423	76,840
3.500% due 03/01/2048 (l)	54,563	57,755
4.000% due 04/01/2047 - 02/01/2050	349,365	373,293
4.000% due 09/01/2048 - 08/01/2049 (l)	442,634	472,763
4.500% due 07/01/2023 - 05/01/2049	5,399	5,826
4.500% due 06/01/2049 (l)	14,790	15,916

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	872,400	901,518
3.000% due 05/01/2050	218,600	228,923
3.500% due 04/01/2050 - 05/01/2050	541,852	573,186
4.000% due 04/01/2050 - 05/01/2050	356,531	380,668

Total U.S. Government Agencies (Cost $3,107,855)		3,185,244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 11.9%

U.S. Treasury Bonds
2.750% due 08/15/2047 (p)	$1,000	$1,322
3.000% due 08/15/2048 (p)	80	111
3.000% due 02/15/2049 (p)	10	14

U.S. Treasury Inflation Protected Securities (g)
0.125% due 10/15/2024 (n)	20,409	20,661
0.250% due 07/15/2029 (l)(n)(p)	67,975	70,665
0.375% due 01/15/2027 (n)(p)	2,946	3,018
0.375% due 07/15/2027 (n)	801	825
0.625% due 02/15/2043 (p)	449	493
0.750% due 07/15/2028 (n)(p)	32,115	34,392
0.875% due 01/15/2029 (n)(p)	31,599	34,372
1.000% due 02/15/2048	732	903
1.000% due 02/15/2049 (p)	13,633	16,973

U.S. Treasury Notes
1.500% due 02/15/2030 (l)	180,900	195,043
2.375% due 05/15/2029 (l)	196,800	226,520
2.500% due 01/31/2025 (n)(p)	23,130	25,493
2.625% due 01/31/2026 (l)(n)(p)	12,600	14,159

Total U.S. Treasury Obligations (Cost $605,788)		644,964

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.3%

Adjustable Rate Mortgage Trust
4.135% due 11/25/2035 ^~	119	95
4.262% due 08/25/2035 ~	147	132
4.342% due 10/25/2035 ^~	286	253

American Home Mortgage Assets Trust
1.072% due 03/25/2047 •	4,393	3,152
1.137% due 12/25/2046 ^•	7,580	5,404
2.906% due 10/25/2046 •	4,871	3,559

American Home Mortgage Investment Trust
1.397% due 09/25/2035 •	1,557	1,388
3.283% due 12/25/2035 •	10,212	3,879
6.700% due 06/25/2036 þ	7,265	2,138
7.100% due 06/25/2036 þ	3,958	1,164

Ashford Hospitality Trust
1.955% due 04/15/2035 •	5,000	4,194
2.805% due 04/15/2035 •	5,000	4,291

BAMLL Re-REMIC Trust
5.834% due 06/17/2050 ~	217	166

Banc of America Alternative Loan Trust
5.913% due 10/25/2036 ~	3,086	1,323

Banc of America Commercial Mortgage Trust
5.822% due 02/10/2051 ~	826	885

Banc of America Funding Trust
0.963% due 10/20/2046 ^•	9,778	8,102
3.927% due 05/20/2036 ^~	108	87
4.164% due 06/25/2034 ~	15	15
4.179% due 09/20/2035 ^~	63	51
5.888% due 04/25/2037 ^þ	160	147

Banc of America Mortgage Trust
3.739% due 01/25/2036 ^~	28	24
3.880% due 11/20/2046 ^~	448	385

Barclays Commercial Mortgage Securities Trust
0.000% due 02/15/2033 ~(a)	13,227	0
1.755% due 02/15/2033 •	1,514	1,282
1.955% due 02/15/2033 •	1,300	1,085
2.755% due 02/15/2033 •	900	739
3.805% due 02/15/2033 •	5,800	4,783

BCAP LLC Trust
1.127% due 03/25/2037 •	476	389
3.533% due 03/27/2036 ~	1,037	776
3.968% due 10/26/2037 ~	2,803	2,695
6.500% due 06/26/2037 ~	8,277	3,807

Bear Stearns Adjustable Rate Mortgage Trust
3.724% due 01/25/2035 ~	5	5

Bear Stearns ALT-A Trust
4.024% due 09/25/2047 ~	17,308	12,706
5.233% due 11/25/2035 ^~	611	524

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~	2,167	2,128

Bear Stearns Structured Products, Inc. Trust
3.726% due 01/26/2036 ^~	454	366

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brunel Residential Mortgage Securitisation PLC
0.972% due 01/13/2039 •	GBP	7,336	$8,534

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		$4,585	4,538

CD Mortgage Trust
5.648% due 10/15/2048		4,520	4,641

Chase Mortgage Finance Trust
4.608% due 02/25/2037 ~		106	94
5.500% due 12/25/2022 ^		662	403
6.000% due 05/25/2036		17,309	12,231

Citicorp Mortgage Securities Trust
6.000% due 05/25/2037		1,887	1,732

Citigroup Commercial Mortgage Trust
1.805% due 07/15/2030 •		2,921	2,784

Citigroup Mortgage Loan Trust
4.258% due 11/25/2038 ~		421	415

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^		78	73

Civic Mortgage LLC
4.349% due 11/25/2022 þ		106	106

COBALT CMBS Commercial Mortgage Trust
5.614% due 05/15/2046 ~		3,602	3,581

Countrywide Alternative Loan Trust
0.973% due 07/20/2046 ^•		141	96
1.053% due 09/20/2046 •		1,051	541
1.107% due 07/25/2036 •		6,036	5,669
1.117% due 11/25/2036 •		542	530
1.117% due 06/25/2046 •		74	73
1.127% due 04/25/2046 •		2,003	1,671
1.283% due 11/20/2035 ^•		48	20
1.347% due 02/25/2036 •		205	138
2.926% due 08/25/2046 •		140	122
3.346% due 11/25/2047 ^•		1,494	1,183
5.000% due 08/25/2035		3,733	2,923
5.500% due 04/25/2035		301	239
5.500% due 12/25/2035		357	331
5.500% due 03/25/2036 ^		55	36
6.000% due 12/25/2034		1,333	1,245
6.000% due 03/25/2036 ^		531	370
6.000% due 08/25/2036 •		401	384
6.000% due 03/25/2037 ^		1,064	577
6.000% due 05/25/2037 ^		474	225

Countrywide Home Loan Mortgage Pass-Through Trust
1.217% due 04/25/2035 •		271	246
1.587% due 03/25/2035 •		124	97
2.786% due 04/25/2035 ~		164	130
3.500% due 02/20/2036 ^~		72	59
3.681% due 11/25/2037 ~		35,455	30,080
3.750% due 09/20/2036 ^~		1,249	1,025
4.286% due 10/20/2034 ~		235	216
5.500% due 11/25/2035 ^		55	44
6.000% due 02/25/2037 ^		7,671	4,707

Countrywide Home Loan Reperforming REMIC Trust
1.307% due 03/25/2035 ^•		1,022	890

Credit Suisse Commercial Mortgage Trust
5.603% due 01/15/2049 ~		15,000	17,852

Credit Suisse First Boston Mortgage Securities Corp.
2.383% due 03/25/2032 ~		43	36
6.000% due 01/25/2036 ^		261	212

Credit Suisse Mortgage Capital Certificates
3.000% due 04/27/2030		7,453	7,261
3.549% due 08/26/2058		3,356	3,490

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		49,393	40,130

Credit Suisse Mortgage Capital Trust
1.655% due 02/15/2031 •		4,200	4,074
4.232% due 07/25/2050		15,111	14,736

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.097% due 03/25/2037 ^•		333	267

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.869% due 10/25/2036 ^þ		105	92
5.886% due 10/25/2036 ^þ		105	92

Downey Savings & Loan Association Mortgage Loan Trust
1.060% due 10/19/2036 ^•		337	219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dragon Finance BV
1.794% due 07/13/2023 •	GBP	2,695	$3,249

Eurosail PLC
1.206% due 09/13/2045 •		2,726	3,164

Finsbury Square PLC
0.000% due 03/16/2070 •		31,600	38,236
1.457% due 06/16/2069 •		5,292	6,357

First Horizon Asset Securities, Inc.
3.849% due 02/25/2036 ~		$90	75

First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		116	75

FWD Securitization Trust
2.810% due 06/25/2049 ~		1,184	1,180

GSMPS Mortgage Loan Trust
4.014% due 06/25/2034 ~		2,501	2,262

GSR Mortgage Loan Trust
4.154% due 11/25/2035 ~		13	12

HarborView Mortgage Loan Trust
2.834% due 06/19/2045 ^•		891	493

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~		10,568	9,830

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	32,119	39,255

Impac CMB Trust
5.216% due 12/25/2032 þ		$343	340

Impac Secured Assets Corp.
1.267% due 03/25/2036 •		2,724	1,303

IMT Trust
1.405% due 06/15/2034 •		271	249
1.655% due 06/15/2034 •		296	267
1.805% due 06/15/2034 •		181	158

IndyMac Mortgage Loan Trust
3.558% due 09/25/2035 ^~		84	64
3.610% due 05/25/2037 ^~		1,864	1,527
3.625% due 05/25/2037 ^~		1,998	1,371
4.134% due 08/25/2037 ~		261	244

JPMorgan Alternative Loan Trust
3.422% due 12/25/2036 ~		84	79
3.537% due 10/25/2036 ~		8,306	6,404
3.907% due 12/25/2035 ^~		704	541
3.935% due 05/25/2036 ^~		174	118

JPMorgan Chase Commercial Mortgage Securities Trust
5.764% due 05/15/2045 ~		2,327	2,304
5.855% due 06/12/2043 ~		4,749	4,724
6.059% due 02/12/2051 ~		5,196	5,239

JPMorgan Mortgage Trust
3.809% due 06/25/2037 ^~		464	354
3.866% due 05/25/2036 ~		496	448
4.067% due 07/25/2035 ~		40	39
4.111% due 08/25/2036 ^~		1,244	1,020
6.500% due 09/25/2035		252	225

Lanark Master Issuer PLC
2.453% due 12/22/2069 •		9,102	9,040

Lavender Trust
6.250% due 10/26/2036		1,463	1,077

Lehman Mortgage Trust
6.000% due 08/25/2036 ^		775	685
6.000% due 09/25/2037 ^		222	215

Lehman XS Trust
1.137% due 09/25/2046 •		277	249

MASTR Adjustable Rate Mortgages Trust
1.157% due 04/25/2046 •		449	370

MASTR Alternative Loan Trust
6.750% due 07/25/2036		444	243

MASTR Reperforming Loan Trust
8.000% due 08/25/2034		2,304	1,767

Merrill Lynch Alternative Note Asset Trust
1.247% due 03/25/2037 •		724	264
1.797% due 02/25/2037 •		188	186

Merrill Lynch Mortgage Investors Trust
1.427% due 08/25/2035 •		1,900	1,405
4.356% due 11/25/2035 •		79	72

Merrill Lynch Mortgage Trust
5.343% due 11/12/2037 ~		2,296	2,282

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.998% due 07/12/2038 ~		$245	$248

Morgan Stanley Capital Trust
5.576% due 10/12/2052 ~		2,979	2,947
5.945% due 06/11/2042 ~		4,427	4,633

Morgan Stanley Mortgage Loan Trust
3.888% due 07/25/2035 ^~		30	27

Mortgage Equity Conversion Asset Trust
0.660% due 01/25/2042 •		14,421	13,434

Motel 6 Trust
1.625% due 08/15/2034 •		1,523	1,430
1.895% due 08/15/2034 •		2,969	2,643
2.855% due 08/15/2034 •		321	286

New Century Home Equity Loan Trust
3.500% due 10/25/2059 ~		4,532	4,576

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.137% due 06/25/2037 •		5,637	4,106
3.986% due 04/25/2036 ^~		3,514	2,769

Nomura Resecuritization Trust
1.827% due 12/26/2035 •		9,601	8,105
1.847% due 01/25/2037 •		35,651	33,149

Pepper Residential Securities Trust
1.512% due 11/18/2060 •		5,496	5,484

RBSSP Resecuritization Trust
3.952% due 01/26/2036 ~		6,384	5,646

Real Estate Asset Liquidity Trust
2.419% due 06/12/2054 ~	CAD	3,763	2,620

Residential Accredit Loans, Inc. Trust
1.107% due 01/25/2037 •		$19,328	16,257
1.137% due 07/25/2036 •		265	212
2.816% due 09/25/2046 •		5,098	4,185
3.326% due 09/25/2045 •		338	285
6.000% due 09/25/2036 ^		524	340

Residential Funding Mortgage Securities, Inc. Trust
5.148% due 08/25/2036 ^~		89	83

RESIMAC Bastille Trust
2.307% due 09/05/2057 •		3,907	3,882

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	4,598	5,605

RMAC PLC
1.160% due 06/12/2046 •		390	474

Sequoia Mortgage Trust
1.553% due 09/20/2034 •		$645	579

Silverstone Master Issuer PLC
2.389% due 01/21/2070 •		3,586	3,531

Structured Adjustable Rate Mortgage Loan Trust
1.097% due 02/25/2037 •		5,125	4,300
4.099% due 09/25/2035 ~		368	331

Structured Asset Mortgage Investments Trust
1.207% due 03/25/2037 •		1,762	1,010
1.487% due 08/25/2035 •		474	426

Structured Asset Securities Corp.
1.197% due 07/25/2035 •		20,851	17,796
1.207% due 05/25/2043 •		12,308	10,235

Structured Asset Securities Corp. Mortgage Loan Trust
1.197% due 05/25/2036 •		21,009	15,825

Sutherland Commercial Mortgage Loans
3.192% due 05/25/2037 ~		1,762	1,642

TBW Mortgage-Backed Trust
1.127% due 01/25/2037 •		18,550	5,958
5.970% due 09/25/2036 ^þ		473	25

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	47,505	57,785

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		28,941	34,920

Twin Bridges PLC
1.340% due 09/12/2050 •		929	1,129

Uropa Securities PLC
0.734% due 06/10/2059 •		991	1,173
0.884% due 06/10/2059 •		242	279
1.084% due 06/10/2059 •		189	211
1.132% due 10/10/2040 •		3,650	3,796
1.284% due 06/10/2059 •		201	211

Wachovia Bank Commercial Mortgage Trust
5.438% due 11/15/2048 ~		$2,138	2,131
5.655% due 02/15/2051 ~		894	709

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	107

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Commercial Mortgage Securities Trust
3.801% due 11/23/2043 ~		$2,200	$2,243
4.431% due 03/23/2045 ~		12,845	13,109

WaMu Mortgage Pass-Through Certificates Trust
1.227% due 11/25/2045 •		596	535
2.863% due 12/25/2046 •		241	200
3.166% due 11/25/2042 •		86	73
3.478% due 02/25/2037 ^~		362	291
4.390% due 09/25/2033 ~		65	56

Warwick Finance Residential Mortgages PLC
1.522% due 09/21/2049 •	GBP	3,805	4,709

Wells Fargo Commercial Mortgage Trust
1.647% due 12/13/2031 •		$5,100	4,852
1.897% due 12/13/2031 •		4,200	4,011
2.641% due 12/13/2031 •		100	82

Wells Fargo Mortgage-Backed Securities Trust
4.138% due 04/25/2036 ^~		1,376	1,268
4.424% due 11/25/2037 ^~		397	370
4.710% due 09/25/2033 ~		60	58

Total Non-Agency Mortgage-Backed Securities (Cost $791,888)			721,925

ASSET-BACKED SECURITIES 19.7%

Aames Mortgage Trust
6.950% due 11/25/2031 þ		1,604	1,372
7.150% due 01/25/2032 þ		368	325

AccessLex Institute
2.157% due 09/26/2033 •		5,208	4,955

Accredited Mortgage Loan Trust
1.207% due 09/25/2036 •		2,773	2,592

ACE Securities Corp. Home Equity Loan Trust
1.712% due 08/25/2035 •		118	116

Adams Mill CLO Ltd.
2.931% due 07/15/2026 •		174	173

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		84	90

Allegro CLO Ltd.
2.990% due 01/30/2026 •		41	40

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	14,300	15,291

Ameriquest Mortgage Securities Trust
1.287% due 04/25/2036 •		$6,821	6,523

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.222% due 05/25/2033 •		2,149	2,019
2.297% due 03/25/2033 •		277	253
3.554% due 06/25/2033 ^•		2,414	2,172

Argent Securities Trust
1.097% due 06/25/2036 •		1,341	460
1.137% due 03/25/2036 •		7,153	6,015
1.187% due 07/25/2036 •		1,227	474

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.897% due 05/25/2034 •		793	581

Aspen Funding Ltd.
3.434% due 07/10/2037 •		734	726

Ayresome CDO Ltd.
1.329% due 12/08/2045 •		3,288	3,076

Babson CLO Ltd.
2.969% due 07/20/2025 •		454	453

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		359	358

Bear Stearns Asset-Backed Securities Trust
1.187% due 06/25/2047 •		1,000	976
1.297% due 06/25/2047 •		25,753	16,241
2.547% due 10/25/2037 •		22,194	18,867
2.897% due 08/25/2035 •		9,321	7,052

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	3,372	3,675

Black Diamond CLO Ltd.
2.886% due 02/06/2026 •		$256	256

Capitalsource Real Estate Loan Trust
2.238% due 01/20/2037 •		127	126
2.498% due 01/20/2037 •		1,650	1,494

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.598% due 01/20/2037 •		$650	$574
2.698% due 01/20/2037 •		400	314

Carrington Mortgage Loan Trust
1.447% due 09/25/2035 •		2,470	2,412
1.607% due 06/25/2035 •		32,581	29,235
2.747% due 05/25/2035 •		15,328	8,672

Castle Park CLO DAC
0.611% due 01/15/2028 •	EUR	2,024	2,220

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043		$6,397	4,689

Cavendish Square Funding PLC
0.150% due 02/11/2055 •	EUR	489	540
1.450% due 02/11/2055 •		5,000	5,304

Cent CLO Ltd.
2.901% due 10/15/2026 •		$16,250	15,936

Centex Home Equity Loan Trust
1.597% due 03/25/2033 •		2,574	2,375

CIT Mortgage Loan Trust
2.447% due 10/25/2037 •		14,373	12,144

Citigroup Mortgage Loan Trust, Inc.
1.237% due 11/25/2036 •		400	352
1.407% due 10/25/2035 ^•		800	630
1.607% due 02/25/2035 •		566	485

CNH Capital Canada Receivables Trust
2.103% due 02/15/2022	CAD	3,134	2,226

College Avenue Student Loans LLC
2.147% due 12/26/2047 •		$2,329	2,228
2.597% due 11/26/2046 •		1,132	1,109
4.130% due 12/26/2047		3,146	3,357

Conseco Finance Corp.
6.280% due 09/01/2030		4,916	5,014
7.500% due 03/01/2030 ~		3,442	2,032

Conseco Finance Securitizations Corp.
3.331% due 09/01/2033 •		5,143	4,916
7.954% due 12/01/2033 ~		5,924	6,137

Countrywide Asset-Backed Certificates
1.087% due 05/25/2037 •		4,402	3,815
1.087% due 06/25/2047 ^•		3,475	2,820
1.167% due 05/25/2037 •		42,631	36,305
1.187% due 04/25/2037 •		59	43
1.197% due 06/25/2047 •		300	251
1.297% due 03/25/2036 ^•		6,097	4,641
1.667% due 11/25/2035 •		960	901

Countrywide Asset-Backed Certificates Trust
1.077% due 04/25/2046 •		2,037	1,695
1.097% due 03/25/2047 ^•		89	85
1.187% due 03/25/2047 ^•		6,698	5,055
1.217% due 09/25/2046 •		1,705	1,023
1.687% due 08/25/2047 •		48,445	43,366
1.847% due 04/25/2035 •		3,937	3,856
2.522% due 12/25/2034 •		1,205	1,048
4.740% due 10/25/2035 ~		17	18
5.499% due 02/25/2035 ~		4,460	3,146

Credit Suisse Mortgage Capital Asset-Backed Trust
1.547% due 09/25/2037 •		217	206

Credit-Based Asset Servicing & Securitization CBO Ltd.
2.438% due 02/16/2041 •		128,899	5,876
2.681% due 12/15/2034 •		12,836	2,567

Credit-Based Asset Servicing & Securitization LLC
1.547% due 07/25/2035 •		5,409	4,845
1.727% due 03/25/2034 •		243	224

Credit-Based Asset Servicing & Securitization Trust
1.097% due 07/25/2036 •		2,006	1,962

Crown Point CLO Ltd.
2.776% due 07/17/2028 •		400	385
2.989% due 10/20/2028 •		10,850	10,470

CWHEQ Revolving Home Equity Loan Resuritization Trust
0.945% due 12/15/2035 •		13,086	12,636
0.965% due 05/15/2034 •		2,884	2,827

CWHEQ Revolving Home Equity Loan Trust
0.935% due 02/15/2036 •		6,857	6,398

Denali Capital CLO LLC
2.844% due 10/26/2027 •		14,365	14,071

Dryden Senior Loan Fund
2.731% due 10/15/2027 •		21,801	20,901

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ECMC Group Student Loan Trust
1.997% due 05/25/2067 •		$2,539	$2,476

EFS Volunteer LLC
2.644% due 10/25/2035 •		1,994	1,941

Ellington Loan Acquisition Trust
2.047% due 05/25/2037 •		18,255	16,609

EMC Mortgage Loan Trust
2.947% due 11/25/2030 •		4,518	3,770

First Franklin Mortgage Loan Trust
1.097% due 05/25/2036 •		4,314	3,501
1.187% due 04/25/2036 •		7,600	5,601

Ford Auto Securitization Trust
2.198% due 03/15/2021	CAD	1,915	1,361

Fremont Home Loan Trust
1.087% due 11/25/2036 •		$3,757	2,209

Glacier Funding CDO Ltd.
2.801% due 11/12/2042 •		3,720	3,666

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		13,794	13,603

GMF Canada Leasing Trust
2.154% due 03/22/2021	CAD	1,367	971

GSAA Home Equity Trust
1.067% due 05/25/2047 •		$1,494	969
1.167% due 03/25/2047 •		7,061	3,314
1.397% due 08/25/2037 •		317	296
1.597% due 06/25/2035 •		5,196	5,079

GSAMP Trust
1.087% due 03/25/2047 •		16,271	14,040
1.117% due 01/25/2037 •		2,108	1,933
1.187% due 09/25/2036 •		10,492	4,346
1.587% due 08/25/2033 •		9,046	8,153
1.697% due 01/25/2034 •		2,389	2,124

Harley Marine Financing LLC
5.682% due 05/15/2043 «		1,033	795

Harvest SBA Loan Trust
3.197% due 08/25/2044 •		10,464	9,627

Hildene TruPS Securitization Ltd.
3.443% due 05/22/2039 •		72,037	66,994

Home Equity Loan Trust
1.137% due 04/25/2037 •		17,632	14,981
1.177% due 04/25/2037 •		1,391	1,248

Home Equity Mortgage Loan Asset-Backed Trust
1.137% due 06/25/2036 •		3,432	3,258
1.137% due 04/25/2037 •		7,504	5,132

HSI Asset Loan Obligation Trust
1.687% due 12/25/2036 •		69	25

Jamestown CLO Ltd.
2.521% due 07/15/2026 •		2,395	2,289

JPMorgan Mortgage Acquisition Corp.
1.532% due 01/25/2036 •		9,226	7,731
1.907% due 06/25/2035 •		6,629	4,980

JPMorgan Mortgage Acquisition Trust
1.157% due 10/25/2036 •		1,507	1,393

Jubilee CLO BV
0.447% due 07/12/2028 •	EUR	2,450	2,656

Legacy Mortgage Asset Trust
3.353% due 01/28/2070 •		$18,729	18,533
3.438% due 05/25/2059 þ		1,155	1,173
3.750% due 04/25/2059 þ		4,655	4,558

Lehman XS Trust
1.067% due 02/25/2037 •		8,066	7,122
1.107% due 02/25/2037 •		3,287	2,904

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •		17,300	16,835

Long Beach Mortgage Loan Trust
1.097% due 06/25/2036 •		9,383	4,754
1.097% due 09/25/2036 •		15,332	9,499
1.247% due 02/25/2036 •		8,913	7,410
1.577% due 01/25/2046 •		3,565	2,939

LP Credit Card ABS Master Trust
3.189% due 08/20/2024 •		6,255	6,045

Madison Park Funding Ltd.
3.079% due 07/20/2026 •		317	309

MASTR Asset-Backed Securities Trust
0.997% due 01/25/2037 •		312	104

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
1.747% due 08/25/2035 •		$1,284	$1,124
2.147% due 04/25/2037 •		787	432

METAL LLC
4.581% due 10/15/2042		3,213	2,627

Morgan Stanley ABS Capital, Inc. Trust
1.217% due 03/25/2036 •		5,480	5,115
1.652% due 12/25/2034 •		119	96

Mountain View CLO Ltd.
2.631% due 10/15/2026 •		6,852	6,780

National Collegiate Student Loan Trust
1.187% due 07/25/2030 •		206	204
1.267% due 10/27/2031 •		9,121	7,229
1.427% due 12/26/2033 •		2,017	1,800
2.007% due 10/25/2033 •		6,103	4,807

Navient Student Loan Trust
1.197% due 06/27/2067 •		872	871

Nelnet Student Loan Trust
1.847% due 06/27/2067 •		47,083	45,109

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.097% due 07/25/2036 •		28,048	25,595
1.277% due 10/25/2036 ^•		2,340	620

NovaStar Mortgage Funding Trust
1.267% due 05/25/2036 •		2,935	2,787
3.047% due 12/25/2034 •		74	59

Ocean Trails CLO
2.981% due 07/15/2028 •		2,250	2,211

Option One Mortgage Loan Trust Asset-Backed Certificates
1.407% due 11/25/2035 •		809	717

Oscar U.S. Funding LLC
2.490% due 08/10/2022		3,375	3,391

Ownit Mortgage Loan Trust
1.157% due 01/25/2037 •		2,799	2,635

Palisades CDO Ltd.
2.452% due 07/22/2039 •		19,745	19,306

Palmer Square Loan Funding Ltd.
2.701% due 10/24/2027 •		7,597	7,396

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.437% due 09/25/2035 •		12,188	11,108
1.982% due 05/25/2035 •		375	218

People’s Choice Home Loan Securities Trust
1.892% due 05/25/2035 ^•		1,600	1,333

Quest Trust
1.237% due 08/25/2036 •		11,681	9,232

RAAC Trust
1.247% due 06/25/2044 •		2,692	2,232

Residential Asset Securities Corp. Trust
1.187% due 09/25/2036 •		5,512	5,347
1.217% due 07/25/2036 •		1,376	1,028
1.367% due 02/25/2036 •		1,500	1,228
1.597% due 09/25/2035 •		4,500	4,177

RMF Buyout Issuance Trust
3.436% due 11/25/2028 ~		2,899	2,898

Saranac CLO Ltd.
2.295% due 06/22/2030 •		6,600	6,312

Saxon Asset Securities Trust
1.257% due 09/25/2037 •		8,763	7,892
2.697% due 12/25/2037 •		4,972	4,561

Saybrook Point CBO Ltd.
2.409% due 02/25/2036 •		1,240	1,227

Securitized Asset-Backed Receivables LLC Trust
1.237% due 12/25/2035 •		325	303

SLM Private Education Loan Trust
2.955% due 06/16/2042 •		2,929	2,938

SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	622	682
0.000% due 06/17/2024 •		450	488
2.344% due 04/27/2026 •		$378	378
3.294% due 04/25/2023 •		3,047	3,032

SMB Private Education Loan Trust
1.005% due 09/15/2025 •		1,072	1,071
2.340% due 09/15/2034		8,352	8,373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program LLC
2.047% due 10/27/2036 •		$256	$254
2.630% due 07/25/2040		16,571	16,456

SoFi Professional Loan Program Trust
3.120% due 02/25/2048		3,386	3,404

Soundview Home Loan Trust
1.057% due 01/25/2037 •		11,248	8,533
1.097% due 03/25/2037 •		4,395	3,898
1.117% due 07/25/2037 •		7,652	6,154
1.147% due 06/25/2037 •		55,146	41,336
1.897% due 09/25/2037 •		1,115	1,077

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		8,102	7,637

Springleaf Funding Trust
2.680% due 07/15/2030		6,200	5,953

Sprite Ltd.
4.250% due 12/15/2037		3,408	2,584

St Paul’s CLO DAC
0.850% due 08/20/2030 •	EUR	30,600	33,338

Structured Asset Securities Corp. Mortgage Loan Trust
1.327% due 12/25/2035 •		$5,881	5,588

Trainer Wortham First Republic CBO Ltd.
2.434% due 04/10/2037 •		3,146	3,079

Tralee CLO Ltd.
2.929% due 10/20/2028 •		1,500	1,445

TruPS Financials Note Securitization Ltd.
2.686% due 09/20/2039 •		5,966	5,488

Upstart Securitization Trust
2.897% due 09/20/2029		1,747	1,622

WAVE Trust
3.844% due 11/15/2042		7,574	5,784

Total Asset-Backed Securities (Cost $1,163,406)			1,070,943

SOVEREIGN ISSUES 5.2%

Argentina Government International Bond
1.000% due 08/05/2021 (g)	ARS	19,688	135
3.375% due 01/15/2023	EUR	890	260
3.380% due 12/31/2038 þ		190	57
3.750% due 12/31/2038 þ		$2,288	694
3.875% due 01/15/2022	EUR	2,600	737
4.625% due 01/11/2023		$5,233	1,518
5.250% due 01/15/2028	EUR	17,000	4,799
5.625% due 01/26/2022		$460	136
5.875% due 01/11/2028		183	50
6.250% due 11/09/2047	EUR	100	28
6.875% due 01/26/2027		$300	84
6.875% due 01/11/2048		530	140
7.125% due 07/06/2036		150	39
7.500% due 04/22/2026		500	141
7.820% due 12/31/2033	EUR	853	317
15.500% due 10/17/2026	ARS	106,930	447
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		119,419	907
38.039% (ARLLMONP) due 06/21/2020 ~		2,026,473	14,699
42.781% (BADLARPP) due 10/04/2022 ~		6,524	80

Autonomous City of Buenos Aires Argentina
32.413% due 03/29/2024 ~		4,976	41
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		47,360	441

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	250	293

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$500	503
3.125% due 10/11/2027		900	920

Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	4,600	2,841

Peru Government International Bond
5.350% due 08/12/2040	PEN	7,740	2,152
5.400% due 08/12/2034		8,416	2,463
5.940% due 02/12/2029		44,524	13,890
6.150% due 08/12/2032		4,776	1,503
6.350% due 08/12/2028		35,939	11,616

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.900% due 08/12/2037	PEN	26	$9
6.950% due 08/12/2031		29,564	10,015
8.200% due 08/12/2026		32,136	11,693

Provincia de Buenos Aires
33.929% due 05/31/2022 •	ARS	16,140	96
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~		9,410	55

Qatar Government International Bond
3.875% due 04/23/2023		$700	722

Russia Government International Bond
0.000% (RUONIA) due 04/24/2024 ~	RUB	2,210,301	28,304
7.150% due 11/12/2025		1,955,413	25,578
7.950% due 10/07/2026		766,427	10,472

Saudi Government International Bond
2.875% due 03/04/2023		$1,000	1,001
3.250% due 10/26/2026		29,000	29,069
3.625% due 03/04/2028		1,000	1,020
4.000% due 04/17/2025		18,000	18,752
4.375% due 04/16/2029		2,200	2,374

South Africa Government International Bond
4.850% due 09/30/2029		3,600	2,970
5.750% due 09/30/2049		2,400	1,752

Turkey Government International Bond
4.250% due 03/13/2025		25,200	21,605
4.625% due 03/31/2025	EUR	6,500	6,613
5.250% due 03/13/2030		$15,400	12,519
5.600% due 11/14/2024		11,500	10,590
5.625% due 03/30/2021		700	697
5.750% due 03/22/2024		1,200	1,121
6.350% due 08/10/2024		3,987	3,790
7.250% due 12/23/2023		8,400	8,240
7.625% due 04/26/2029		10,800	10,331

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		1,000	946

Ukraine Government International Bond
7.750% due 09/01/2021		400	386

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)		408	41
7.000% due 03/31/2038 ^(c)		124	12
7.650% due 04/21/2025 ^(c)		3,123	312
8.250% due 10/13/2024 ^(c)		2,021	202
9.000% due 05/07/2023 ^(c)		268	27
9.250% due 09/15/2027 ^(c)		729	73
9.250% due 05/07/2028 ^(c)		2,886	289
11.750% due 10/21/2026 ^(c)		130	13
11.950% due 08/05/2031 ^(c)		6,600	660
12.750% due 08/23/2022 ^(c)		930	93

Total Sovereign Issues (Cost $378,671)			284,373

		SHARES
COMMON STOCKS 0.1%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (d)		2,065,869	1,322

iHeartMedia, Inc. « (d)		1,547	10

iHeartMedia, Inc. ‘A’ (d)		114,998	841

			2,173

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment Corp. (d)		34,648	234

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		82,130	3

			237

ENERGY 0.0%

Dommo Energia S.A. (d)(j)		195,991	23

Dommo Energia S.A. «(d)		974,599	92

Dommo Energia S.A. SP - ADR (d)		3,069	4

			119

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	109

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%

Hipotecaria Su Casita S.A. «(d)	345,787	$0

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(d)(j)	2,935	25

UTILITIES 0.0%

Eneva S.A. (d)(j)	43,806	293

Total Common Stocks (Cost $18,752)		2,847

WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc. - Exp. 05/01/2039	748,945	5,475

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	226,601	0

Total Warrants (Cost $13,296)		5,475

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)	2,200,000	2,377

		SHARES	MARKET VALUE (000S)

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		500,000	$498
6.750% due 04/25/2022 •(h)(i)		500,000	498

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		3,600,000	3,615

			6,988

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 01/21/2021 •(h)		5,673,000	4,691

Total Preferred Securities (Cost $14,103)			11,679

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (k) 0.0%

			2,710

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
31.246% due 07/31/2020 «~	ARS	8,184	86
32.393% due 08/28/2020 ~		274,108	2,521
35.641% due 06/22/2020 ~		260,680	2,995
36.751% due 04/03/2020 ~		572,50	643
53.016% due 05/13/2020 - 10/29/2020 (e)(f)		157,247	1,210

			7,455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
0.006% due 04/14/2020 - 06/18/2020 (e)(f)(p)	$15,082	$15,080
Total Short-Term Instruments (Cost $27,998)		25,245

Total Investments in Securities (Cost $8,670,509)		8,338,084

	SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%

PIMCO Short-Term Floating NAV Portfolio III	2,765,321	27,158

Total Short-Term Instruments (Cost $27,157)		27,158

Total Investments in Affiliates (Cost $27,157)		27,158

Total Investments 153.9% (Cost $8,697,666)		$8,365,242

Financial Derivative Instruments (m)(o) (0.3)% (Cost or Premiums, net $3,062)		(16,551)

Other Assets and Liabilities, net (53.6)%		(2,914,028)

Net Assets 100.0%		$5,434,663

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$51	$23	0.00%
Eneva S.A.	12/21/2017 - 12/03/2019	203	293	0.01
Westmoreland Mining Holdings LLC	03/26/2019	9	25	0.00

		$263	$341	0.01%

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$2,710	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(2,768)	$2,710	$2,710

Total Repurchase Agreements						$(2,768)	$2,710	$2,710

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	1.100%	03/19/2020	04/20/2020		$(51,831)	$(51,852)
	1.100	03/24/2020	04/20/2020		(3,605)	(3,606)
	1.720	03/24/2020	04/13/2020		(4,120)	(4,121)
BPS	1.500	03/23/2020	04/17/2020		(77,869)	(77,898)
BRC	1.030	03/24/2020	04/13/2020		(93,627)	(93,648)
	1.200	03/26/2020	06/17/2020		(50,723)	(50,733)
BSN	0.200	03/20/2020	TBD	(2)	(54,009)	(54,013)
IND	0.750	03/25/2020	06/15/2020		(97,626)	(97,640)
RCY	0.950	03/23/2020	04/15/2020		(32,347)	(32,355)
	0.950	03/24/2020	04/15/2020		(60,770)	(60,783)

Total Reverse Repurchase Agreements						$(526,649)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BOS	(0.400)%	03/31/2020	04/01/2020	$(85,485)	$(85,484)
UBS	1.660	03/17/2020	04/09/2020	(171,829)	(171,948)
	1.700	03/24/2020	04/07/2020	(1,228)	(1,229)

Total Sale-Buyback Transactions					$(258,661)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (4.6)%
U.S. Government Agencies (4.6)%
Ginnie Mae, TBA	4.000%	05/01/2050	$400	$(413)	$(425)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	166,000	(177,300)	(177,201)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2050	14,000	(15,151)	(15,120)
Uniform Mortgage-Backed Security, TBA	5.000	05/13/2050	55,000	(59,297)	(59,297)

Total Short Sales (4.6)%				$(252,161)	$(252,043)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(59,579)	$0	$(59,579)	$59,130	$(449)
BPS	0	(77,898)	0	(77,898)	80,080	2,182
BRC	0	(144,381)	0	(144,381)	149,011	4,630
BSN	0	(54,013)	0	(54,013)	55,854	1,841
FICC	2,710	0	0	2,710	(2,768)	(58)
IND	0	(97,640)	0	(97,640)	100,422	2,782
RCY	0	(93,138)	0	(93,138)	95,724	2,586

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	111

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Master Securities Forward Transaction Agreement
BOS	$0	$0	$(85,484)	$(85,484)	$85,392	$(92)
UBS	0	0	(173,177)	(173,177)	171,721	(1,456)

Total Borrowings and Other Financing Transactions	$2,710	$(526,649)	$(258,661)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(264,684)	$(148,373)	$(54,013)	$(467,070)
U.S. Treasury Obligations	0	(59,579)	0	0	(59,579)

Total	$0	$(324,263)	$(148,373)	$(54,013)	$(526,649)

Sale-Buyback Transactions
U.S. Treasury Obligations	(85,484)	(173,177)	0	0	(258,661)

Total	$(85,484)	$(173,177)	$0	$0	$(258,661)

Total Borrowings	$(85,484)	$(497,440)	$(148,373)	$(54,013)	$(785,310)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(785,310)

(l)	Securities with an aggregate market value of $814,535 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(59,889) at a weighted average interest rate of 1.594%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(64) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond June Futures	06/2020	126	$	11,673	$30	$155	$0
Euro-BTP Italy Government Bond June Futures	06/2020	259		40,394	(631)	0	(677)
U.S. Treasury 10-Year Note June Futures	06/2020	3,313		459,472	23,278	0	(466)

					$22,677	$155	$(1,143)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	18	$	(3,425)	$41	$22	$(21)
Euro-Buxl 30-Year Bond June Futures	06/2020	6		(1,389)	53	30	(15)
U.S. Treasury 5-Year Note June Futures	06/2020	1,220		(152,938)	(5,616)	57	0
United Kingdom Long Gilt June Futures	06/2020	29		(4,906)	(99)	18	(14)

					$(5,621)	$127	$(50)

Total Futures Contracts					$17,056	$282	$(1,193)

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.547%	$	1,400	$(16)	$1	$(15)	$0	$(5)
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	1.876		800	(111)	10	(101)	0	(21)

							$(127)	$11	$(116)	$0	$(26)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	2.089%	$	12,900	$122	$(736)	$(614)	$0	$(4)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.115		300	7	(2)	5	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	14.893		500	(5)	(116)	(121)	0	(3)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	14.503		100	(5)	(20)	(25)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.948		1,750	(83)	25	(58)	10	0
General Electric Co.	1.000	Quarterly	12/20/2024	2.153		4,200	(74)	(138)	(212)	30	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.182	EUR	4,000	(20)	(567)	(587)	0	(116)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.398	$	5,000	424	(109)	315	34	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2020	0.703	EUR	300	8	(7)	1	0	0

							$374	$(1,670)	$(1,296)	$74	$(123)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$20,237	$(1,278)	$2,478	$1,200	$269	$0
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023	16,200	(266)	235	(31)	29	0
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024	321,300	(3,588)	4,635	1,047	939	0

					$(5,132)	$7,348	$2,216	$1,237	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$970	$(36)	$(12)	$(48)	$2	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	3,900	(182)	(171)	(353)	11	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	9,400	(296)	(599)	(895)	28	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	29,900	(1,371)	(2,035)	(3,406)	99	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	4,000	(445)	(6)	(451)	4	(3)

					$(2,330)	$(2,823)	$(5,153)	$144	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023	BRL	78,100	$2	$239	$241	$6	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		60,800	0	189	189	4	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		20,200	0	65	65	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	$	5,900	22	(155)	(133)	0	(1)
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		46,500	542	(1,148)	(606)	0	(40)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		280,000	2,668	(28,709)	(26,041)	0	(89)
Receive	3-Month USD-LIBOR	2.543	Semi-Annual	02/05/2024		11,900	0	(960)	(960)	0	(9)
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	02/05/2024		11,900	0	(963)	(963)	0	(9)
Receive	3-Month USD-LIBOR	2.559	Semi-Annual	02/05/2024		11,900	0	(967)	(967)	0	(9)
Receive	3-Month USD-LIBOR	2.571	Semi-Annual	02/05/2024		5,900	0	(483)	(483)	0	(5)
Receive	3-Month USD-LIBOR	2.580	Semi-Annual	02/05/2024		17,800	0	(1,462)	(1,462)	0	(14)
Receive	3-Month USD-LIBOR	2.605	Semi-Annual	02/05/2024		17,800	0	(1,480)	(1,480)	0	(14)
Receive	3-Month USD-LIBOR	2.607	Semi-Annual	02/05/2024		5,900	0	(491)	(491)	0	(5)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		38,000	(2,013)	(1,857)	(3,870)	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2024		34,600	889	(4,394)	(3,505)	4	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	113

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.300%	Semi-Annual	03/16/2025	$	33,400	$(36)	$(1,322)	$(1,358)	$0	$(2)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/18/2025		33,400	(40)	(1,305)	(1,345)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		241,100	(8,135)	(30,184)	(38,319)	217	0
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		7,300	(40)	(564)	(604)	15	0
Receive	3-Month USD-LIBOR	1.560	Semi-Annual	02/05/2027		13,400	(26)	(844)	(870)	27	0
Receive	3-Month USD-LIBOR	1.510	Semi-Annual	02/12/2027		10,000	(35)	(581)	(616)	20	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		42,700	2,785	(8,594)	(5,809)	170	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		58,700	(516)	(7,075)	(7,591)	303	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		14,400	448	(1,602)	(1,154)	75	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		61,900	(736)	(5,395)	(6,131)	312	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/23/2030		6,600	(17)	(641)	(658)	37	0
Receive	3-Month USD-LIBOR	1.870	Semi-Annual	01/23/2030		6,600	(43)	(693)	(736)	37	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		35,800	(632)	(3,820)	(4,452)	180	0
Receive	3-Month USD-LIBOR	1.610	Semi-Annual	02/28/2030		6,700	(20)	(562)	(582)	38	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		17,600	(17)	(2,212)	(2,229)	96	0
Receive	3-Month USD-LIBOR	1.430	Semi-Annual	03/17/2030		16,700	(43)	(1,146)	(1,189)	96	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		419,980	17,271	(39,344)	(22,073)	2,380	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		4,900	(111)	(1,245)	(1,356)	141	0
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		4,900	(121)	(1,216)	(1,337)	140	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		45,800	(182)	(16,928)	(17,110)	1,387	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		8,900	(64)	(2,595)	(2,659)	262	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		19,500	(34)	(3,782)	(3,816)	549	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		48,300	(285)	(10,836)	(11,121)	1,377	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		25,800	(92)	(4,969)	(5,061)	725	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		2,700	(11)	(704)	(715)	78	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		21,800	(66)	(8,015)	(8,081)	669	0
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	18,500	(6)	(37)	(43)	0	(9)
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,000	(2)	(14)	(16)	0	(2)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		53,600	0	(97)	(97)	105	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	12,500	86	936	1,022	43	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80,900	1,624	6,227	7,851	391	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025	EUR	11,400	111	50	161	2	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		2,200	40	(10)	30	3	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		17,400	966	(1,379)	(413)	218	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		4,000	(129)	(292)	(421)	52	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	3,500	36	(109)	(73)	0	(5)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		8,200	200	(658)	(458)	0	(29)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	2,170,000	22	(614)	(592)	0	(14)
Receive	6-Month JPY-LIBOR	0.351	Semi-Annual	02/08/2028		920,000	0	(249)	(249)	0	(6)
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028		740,000	47	(220)	(173)	0	(5)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		4,280,000	293	(1,291)	(998)	0	(28)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		840,000	14	(271)	(257)	0	(6)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		840,000	(1)	(269)	(270)	0	(6)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		24,060,000	(1,018)	(7,965)	(8,983)	0	(225)
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021	MXN	25,400	(72)	69	(3)	2	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		16,400	(43)	43	0	1	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		8,100	2	7	9	1	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		6,300	2	5	7	1	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		6,700	(1)	8	7	1	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,200	2	4	6	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		2,000	0	4	4	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	8	8	1	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		37,200	17	66	83	7	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		10,400	0	20	20	2	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	4	4	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		30,300	(7)	66	59	6	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	7	7	1	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		4,200	(1)	10	9	1	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		2,700	(13)	9	(4)	1	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		6,600	(30)	23	(7)	2	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		6,900	11	8	19	3	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	6	3	9	1	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		4,900	7	6	13	2	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		15,400	(17)	32	15	6	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		31,500	(10)	57	47	13	0
Pay	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,100	0	3	3	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,500	(10)	(48)	(58)	0	(8)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	(3)	(3)	0	(1)
Pay	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		6,700	(5)	24	19	3	0

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	28-Day MXN-TIIE	8.030%	Lunar	01/31/2028	2,000	$0	$(3)	$(3)	$3	$0
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028	5,400	0	18	18	2	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032	2,500	(6)	6	0	1	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037	800	3	(3)	0	0	(1)
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037	21,100	(44)	48	4	17	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038	24,500	22	(109)	(87)	0	(21)

						$13,408	$(204,617)	$(191,209)	$10,238	$(566)

Total Swap Agreements						$6,193	$(201,751)	$(195,558)	$11,693	$(718)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$282	$11,708	$11,990	$0	$(1,193)	$(780)	$(1,973)

(n)

Securities with an aggregate market value of $102,536 and cash of $13,907 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $15 and liability of $(62) for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2020	CNH	105,907		$15,014	$95	$0

BOA	04/2020	BRL	255,102		49,070	0	(25)
	04/2020	GBP	366,284		472,286	17,325	0
	04/2020	RUB	736,767		11,644	2,256	0
	04/2020		$58,118	BRL	255,102	0	(9,023)
	04/2020		1,919	JPY	206,400	0	0
	05/2020		1,095	CAD	1,571	22	0
	06/2020		2,635	CNH	18,487	0	(30)

BPS	04/2020	EUR	14,136		$15,775	184	0
	04/2020	GBP	3,263		4,270	217	0
	04/2020	TRY	40,191		6,346	292	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	115

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020		$1,007	AUD	1,515	$0	$(75)
	04/2020		19,139	EUR	17,329	127	(154)
	04/2020		440,832	GBP	358,881	5,368	(434)
	04/2020		5,698	TRY	35,187	0	(398)
	05/2020	GBP	290,300		$359,972	0	(862)
	06/2020		$5,453	IDR	77,300,760	0	(772)
	07/2020	BRL	52,389		$12,636	2,609	0

BRC	04/2020	JPY	522,112		4,750	0	(106)
	06/2020		$361	CNH	2,520	0	(6)
	06/2020		11,285	MXN	221,961	0	(2,033)

BSH	05/2020		3,571		70,044	0	(632)
	07/2020	BRL	44,017		$10,550	2,125	0
	07/2020		$37,378	BRL	181,265	0	(2,684)

CBK	04/2020	AUD	3,084		$1,863	2	(35)
	04/2020	BRL	44,785		8,615	0	(4)
	04/2020	GBP	1,914		2,228	0	(149)
	04/2020	JPY	484,000		4,505	4	0
	04/2020	PEN	19,806		5,921	157	0
	04/2020	RUB	751,664		11,845	2,267	0
	04/2020	TRY	8,708		1,332	20	0
	04/2020		$1,743	AUD	2,937	64	0
	04/2020		10,208	BRL	44,785	0	(1,589)
	04/2020		37,615	EUR	34,582	559	(34)
	04/2020		6,362	GBP	5,192	87	0
	04/2020		9,242	JPY	1,002,000	77	0
	04/2020		7,912	MXN	179,902	0	(341)
	04/2020		49,236	RUB	3,052,283	0	(10,342)
	04/2020		996	TRY	6,151	0	(69)
	05/2020	PEN	10,656		$3,140	40	0
	06/2020		$25,879	MXN	509,560	0	(4,640)
	07/2020	BRL	74,058		$17,784	3,610	0

DUB	04/2020		299,887		58,457	744	0
	04/2020		$57,685	BRL	299,887	29	0
	05/2020		58,383		299,887	0	(793)

FBF	06/2020		26,355	IDR	365,148,226	0	(4,243)

GLM	04/2020	EUR	8,972		$9,694	0	(201)
	04/2020	RUB	2,320,663		36,809	7,238	0
	04/2020	TRY	16,678		2,635	123	0
	04/2020		$4,620	AUD	7,583	45	0
	04/2020		9,280	GBP	7,388	0	(103)
	04/2020		411	RUB	32,358	1	0
	04/2020	ZAR	5,783		$329	6	0
	05/2020	AUD	7,583		4,620	0	(45)
	05/2020	RUB	32,358		409	0	(2)
	06/2020		$5,532	CLP	4,428,220	0	(350)
	06/2020		25,135	MXN	482,203	0	(5,050)

HUS	04/2020		13,579	EUR	12,476	181	0
	06/2020		12,317	CNH	86,376	0	(150)

JPM	04/2020		9,799	TRY	60,491	0	(685)
	06/2020		28,887	MXN	552,102	0	(5,874)
	07/2020	BRL	36,000		$8,627	1,736	0
	07/2020		$5,348	BRL	25,200	0	(525)

MYI	04/2020	AUD	8,951		$5,888	382	0
	04/2020	EUR	332,215		363,445	0	(2,955)
	04/2020	TRY	11,893		1,874	83	0
	04/2020		$1,715	TRY	10,580	0	(121)
	05/2020	NZD	24,778		$16,075	1,294	0

SCX	04/2020	TRY	14,524		2,220	31	0
	05/2020	CAD	14,335		10,808	617	0
	05/2020	EUR	290,936		319,633	0	(1,648)
	05/2020		$1,877	JPY	202,288	8	0
	06/2020		31,682	INR	2,289,671	0	(1,906)

SSB	04/2020	TRY	7,639		$1,159	8	0

TOR	05/2020		$2,931	CAD	3,969	0	(110)

UAG	04/2020	RUB	33,961		$426	0	(7)
	04/2020		$427	RUB	33,961	5	0

Total Forward Foreign Currency Contracts						$50,038	$(59,205)

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000%	05/20/2020	18,700	$(74)	$(1,844)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	16,200	(17)	(283)

BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	15,200	(7)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	15,200	(16)	(276)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	13,400	(14)	(234)

DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	13,000	(15)	(209)

GST	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000	06/17/2020	7,300	(47)	(752)
	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	45,500	(41)	(30)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	14,600	(7)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	14,600	(12)	(265)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	19,700	(24)	(344)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	9,800	(7)	(65)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	19,382	(14)	(163)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	48,200	(49)	(37)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	10,800	(8)	(69)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	23,575	(18)	(395)

MYC	Put - OTC CDX.HY-33 5-Year Index	Sell	103.000	07/15/2020	16,700	(68)	(1,954)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	15,000	(19)	(241)

Total Written Options						$(457)	$(7,161)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	1.806%	EUR 100	$2	$2	$4	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2021	240.213%	$400	$10	$(301)	$0	$(291)
	Huarong Finance Co. Ltd.	1.000	Quarterly	10/23/2020	0.652	6,600	(6)	32	26	0
	New York State General Obligation Bonds, Series 2005	1.850	Quarterly	03/20/2021	0.141	1,900	0	33	33	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241	300	(12)	11	0	(1)

BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	1,200	(15)	(23)	0	(38)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	1,600	(26)	(38)	0	(64)

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	900	11	(672)	0	(661)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.030	400	(19)	6	0	(13)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298	100	(10)	(3)	0	(13)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241	3,500	(170)	157	0	(13)

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	947	26	(721)	0	(695)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474	1,600	(28)	(76)	0	(104)
	California State General Obligation Bonds, Series 2003	3.050	Quarterly	12/20/2020	0.382	6,000	0	122	122	0
	California State General Obligation Bonds, Series 2003	2.650	Quarterly	03/20/2021	0.382	1,800	210	(169)	41	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918	200	(2)	(5)	0	(7)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091	600	2	(31)	0	(29)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.754	100	(1)	(1)	0	(2)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	3,400	(55)	(82)	0	(137)

DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	700	37	(551)	0	(514)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298	100	(10)	(3)	0	(13)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	117

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability

FBF	South Africa Government International Bond	1.000	Quarterly	12/20/2020	2.429%	$1,325	$(51)	$38	$0	$(13)

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	800	41	(628)	0	(587)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301	200	(6)	(4)	0	(10)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474	1,900	(30)	(94)	0	(124)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804	1,100	(17)	(15)	0	(32)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	3,600	(74)	(41)	0	(115)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	2,200	(18)	(97)	0	(115)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	3.440	1,200	(219)	170	0	(49)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2022	3.638	1,400	(124)	46	0	(78)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241	3,900	(131)	116	0	(15)
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.825	6,400	39	(275)	0	(236)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864	3,500	(149)	(236)	0	(385)

HUS	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	1,300	31	(985)	0	(954)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	2.184	500	(16)	(5)	0	(21)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301	4,800	(141)	(108)	0	(249)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	6,900	(101)	(119)	0	(220)

JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	100	1	(74)	0	(73)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	5,000	(99)	(60)	0	(159)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	700	(11)	(17)	0	(28)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	300	(21)	11	0	(10)

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	13,900	(83)	(644)	0	(727)
	New York State General Obligation Bonds, Series 2005	1.950	Quarterly	12/20/2020	0.141	6,000	0	83	83	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	2.429	2,760	(90)	62	0	(28)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	5.263	100	(16)	0	0	(16)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.513	11,900	(335)	147	0	(188)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	1.202	600	4	(6)	0	(2)

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.397	200	12	(10)	2	0

							$(1,662)	$(5,060)	$307	$(7,029)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	CDX.MCDX-30 5-Year Index	1.000%	Quarterly	06/20/2023	$	3,600	$89	$(14)	$75	$0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		5,400	(127)	68	0	(59)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		14,000	(126)	(125)	0	(251)

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		1,300	(9)	(27)	0	(36)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		42,500	(338)	(128)	0	(466)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		6,100	(33)	(77)	0	(110)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		11,126	63	(61)	2	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		12,200	(458)	379	0	(79)

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability

MEI	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$	3,400	$(25)	$(70)	$0	$(95)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,500	(79)	41	0	(38)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		4,500	(27)	(54)	0	(81)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		72,100	(253)	(1,769)	0	(2,022)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		5,200	(203)	169	0	(34)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		12,100	7	(140)	0	(133)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		42,400	(282)	(480)	0	(762)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		155,100	(503)	(3,846)	0	(4,349)

	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		147,668	1,290	(1,265)	25	0

							$(1,014)	$(7,399)	$102	$(8,515)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX(7)	2.445%	Quarterly	06/17/2025		CNY	100,500	$0	$116	$116	$0
	Pay	3-Month CNY-CNREPOFIX(7)	2.530	Quarterly	06/17/2025			26,415	0	46	46	0
CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025			19,000	0	79	79	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025			19,700	0	82	82	0
MYC	Pay	3-Month USD-LIBOR	3.850	Semi-Annual	07/13/2022	$		400,000	0	4,487	4,487	0
UAG	Pay	3-Month CNY-CNREPOFIX	2.833	Quarterly	01/23/2025		CNY	20,000	0	81	81	0

									$0	$4,891	$4,891	$0

Total Swap Agreements									$(2,674)	$(7,566)	$5,304	$(15,544)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$95	$0	$162	$257	$0	$0	$0	$0	$257	$0	$257
BOA	19,603	0	63	19,666	(9,078)	(2,127)	(292)	(11,497)	8,169	(10,460)	(2,291)
BPS	8,797	0	0	8,797	(2,695)	(510)	(102)	(3,307)	5,490	(5,290)	200
BRC	0	0	0	0	(2,145)	0	(700)	(2,845)	(2,845)	3,124	279
BSH	2,125	0	0	2,125	(3,316)	0	0	(3,316)	(1,191)	654	(537)
CBK	6,887	0	399	7,286	(17,203)	0	(974)	(18,177)	(10,891)	12,487	1,596
DUB	773	0	0	773	(793)	(209)	(837)	(1,839)	(1,066)	913	(153)
FBF	0	0	0	0	(4,243)	0	(49)	(4,292)	(4,292)	4,464	172
GLM	7,413	0	0	7,413	(5,751)	0	0	(5,751)	1,662	(1,710)	(48)
GST	0	0	2	2	0	(2,120)	(2,401)	(4,521)	(4,519)	4,662	143
HUS	181	0	0	181	(150)	0	(1,444)	(1,594)	(1,413)	1,530	117
JPM	1,736	0	0	1,736	(7,084)	0	(270)	(7,354)	(5,618)	6,290	672
MEI	0	0	0	0	0	0	(95)	(95)	(95)	0	(95)
MYC	0	0	4,570	4,570	0	(2,195)	(2,946)	(5,141)	(571)	(501)	(1,072)
MYI	1,759	0	0	1,759	(3,076)	0	0	(3,076)	(1,317)	1,554	237
NGF	0	0	0	0	0	0	(190)	(190)	(190)	323	133
SAL	0	0	25	25	0	0	(5,244)	(5,244)	(5,219)	5,893	674
SCX	656	0	0	656	(3,554)	0	0	(3,554)	(2,898)	1,603	(1,295)
SSB	8	0	0	8	0	0	0	0	8	0	8
TOR	0	0	0	0	(110)	0	0	(110)	(110)	15	(95)
UAG	5	0	83	88	(7)	0	0	(7)	81	(260)	(179)

Total Over the Counter	$50,038	$0	$5,304	$55,342	$(59,205)	$(7,161)	$(15,544)	$(81,910)

(p)

Securities with an aggregate market value of $44,573 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	119

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$282	$282
Swap Agreements	0	1,470	0	0	10,238	11,708

	$0	$1,470	$0	$0	$10,520	$11,990

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50,038	$0	$50,038
Swap Agreements	0	413	0	0	4,891	5,304

	$0	$413	$0	$50,038	$4,891	$55,342

	$0	$1,883	$0	$50,038	$15,411	$67,332

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,193	$1,193
Swap Agreements	0	214	0	0	566	780

	$0	$214	$0	$0	$1,759	$1,973

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$59,205	$0	$59,205
Written Options	0	7,161	0	0	0	7,161
Swap Agreements	0	15,544	0	0	0	15,544

	$0	$22,705	$0	$59,205	$0	$81,910

	$0	$22,919	$0	$59,205	$1,759	$83,883

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,029	$1,029
Futures	0	0	0	0	25,611	25,611
Swap Agreements	0	1,450	0	0	(55,605)	(54,155)

	$0	$1,450	$0	$0	$(28,965)	$(27,515)

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$51,657	$0	$51,657
Written Options	0	2,119	0	0	1,284	3,403
Swap Agreements	0	6,332	0	0	5,716	12,048

	$0	$8,451	$0	$51,657	$7,000	$67,108

	$0	$9,901	$0	$51,657	$(21,965)	$39,593

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,569	$11,569
Swap Agreements	0	3,747	0	0	(163,351)	(159,604)

	$0	$3,747	$0	$0	$(151,782)	$(148,035)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25,467)	$0	$(25,467)
Written Options	0	(7,281)	0	0	0	(7,281)
Swap Agreements	0	(16,789)	0	0	197	(16,592)

	$0	$(24,070)	$0	$(25,467)	$197	$(49,340)

	$0	$(20,323)	$0	$(25,467)	$(151,585)	$(197,375)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$160,834	$49,319	$210,153
Corporate Bonds & Notes
Banking & Finance	0	1,075,061	751	1,075,812
Industrials	0	918,522	3,994	922,516
Utilities	0	174,953	0	174,953
Convertible Bonds & Notes
Industrials	0	213	0	213
Utilities	0	36	0	36
Municipal Bonds & Notes
Illinois	0	254	0	254
Puerto Rico	0	641	0	641
Texas	0	811	0	811
U.S. Government Agencies	0	3,185,244	0	3,185,244
U.S. Treasury Obligations	0	644,964	0	644,964
Non-Agency Mortgage-Backed Securities	0	721,925	0	721,925
Asset-Backed Securities	0	1,070,148	795	1,070,943
Sovereign Issues	0	284,373	0	284,373
Common Stocks
Communication Services	2,163	0	10	2,173
Consumer Discretionary	237	0	0	237
Energy	23	4	92	119
Industrials	0	0	25	25
Utilities	293	0	0	293
Warrants
Communication Services	0	5,475	0	5,475
Financials	0	0	0	0
Preferred Securities
Banking & Finance	0	6,988	0	6,988
Industrials	0	4,691	0	4,691
Short-Term Instruments
Repurchase Agreements	0	2,710	0	2,710
Argentina Treasury Bills	0	7,369	86	7,455
U.S. Treasury Bills	0	15,080	0	15,080

	$2,716	$8,280,296	$55,072	$8,338,084

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$27,158	$0	$0	$27,158

Total Investments	$29,874	$8,280,296	$55,072	$8,365,242

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(252,043)	$0	$(252,043)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	282	11,693	0	11,975
Over the counter	0	55,340	2	55,342

	$282	$67,033	$2	$67,317

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,193)	(718)	0	(1,911)
Over the counter	0	(81,910)	0	(81,910)

	$(1,193)	$(82,628)	$0	$(83,821)

Total Financial Derivative Instruments	$(911)	$(15,595)	$2	$(16,504)

Totals	$28,963	$8,012,658	$55,074	$8,096,695

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	121

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

March 31, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(2)
Investments in Securities, at Value
Loan Participations and Assignments	$23,834	$24,053	$(7,505)	$131	$(11)	$(3,915)	$21,176	$(8,444)	$49,319	$(1,473)
Corporate Bonds & Notes
Banking & Finance	714	0	0	0	0	37	0	0	751	37
Industrials	2,151	2,638	(188)	35	0	(642)	0	0	3,994	(638)
Non-Agency Mortgage-Backed Securities	20,752	0	(2,433)	51	109	(507)	0	(17,972)	0	0
Asset-Backed Securities	8,791	7	(5,077)	1	0	60	0	(2,987)	795	54
Common Stocks
Communication Services	0	27	0	0	0	(17)	0	0	10	(17)
Energy	2,289	200	(380)	0	57	(2,047)	0	(27)	92	(109)
Industrials	0	9	0	0	0	16	0	0	25	16
Warrants
Financials	0	0	0	0	0	0	0	0	0	0
Short-Term Instruments
Argentina Treasury Bills	0	97	0	0	0	(11)	0	0	86	(11)

	$58,531	$27,031	$(15,583)	$218	$155	$(7,026)	$21,176	$(29,430)	$55,072	$(2,141)

Financial Derivative Instruments - Assets
Over the counter	$10	$0	$0	$0	$0	$(8)	$0	$0	$2	$(4)

Totals	$58,541	$27,031	$(15,583)	$218	$155	$(7,034)	$21,176	$(29,430)	$55,074	$(2,145)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$36	Other Valuation Techniques(3)	—	—	—
	49,283	Third Party Vendor	Broker Quote	63.000-100.250	91.855
Corporate Bonds & Notes
Banking & Finance	751	Other Valuation Techniques(3)	—	—	—
Industrials	2,190	Proxy Pricing	Base Price	111.050	—
	1,804	Other Valuation Techniques(3)	—	—	—
Asset-Backed Securities	795	Other Valuation Techniques(3)	—	—	—
Common Stocks
Communication Services	10	Other Valuation Techniques(3)	—	—	—
Energy	92	Other Valuation Techniques(3)	—	—	—
Industrials	25	Other Valuation Techniques(3)	—	—	—
Warrants
Financials	0	Other Valuation Techniques(3)	—	—	—
Short-Term Instruments
Argentina Treasury Bills	86	Other Valuation Techniques(3)	—	—	—

Financial Derivative Instruments - Assets
Over the counter	2	Indicative Market Quotation	Broker Quote	1.046	—

Total	$55,074

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Senior Floating Rate Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 81.1%

Acadia Healthcare Co., Inc.
3.500% (LIBOR03M + 2.500%) due 02/16/2023 «~	$1,215	$1,093

Adient U.S. LLC
5.450% - 5.742% (LIBOR03M + 4.000%) due 05/06/2024 ~	421	374

Advanced Disposal Services, Inc.
3.000% (LIBOR03M + 2.250%) due 11/10/2023 ~	912	908

Agiliti Health, Inc.
4.625% (LIBOR03M + 3.000%) due 01/04/2026 «~	520	502

Aimbridge Acquisition Co., Inc.
5.017% (LIBOR03M + 3.750%) due 02/02/2026 ~	498	361

Alliant Holdings Intermediate LLC
3.989% (LIBOR03M + 3.000%) due 05/09/2025 ~	999	928

Alpha BV
4.450% (LIBOR03M + 3.000%) due 01/31/2024 «~	1,632	1,513

Altice France S.A.
4.705% (LIBOR03M + 4.000%) due 08/14/2026 ~	2,982	2,823

Altra Industrial Motion Corp.
2.989% (LIBOR03M + 2.000%) due 10/01/2025 ~	552	507

Amentum Government Services Holdings LLC
4.989% (LIBOR03M + 4.000%) due 02/01/2027 «~	300	284

American Builders & Contractors Supply Co., Inc.
2.989% (LIBOR03M + 2.000%) due 01/15/2027 ~	1,243	1,129

American Renal Holdings, Inc.
5.989% (LIBOR03M + 5.000%) due 06/21/2024 «~	751	661

AmWINS Group, Inc.
3.750% - 3.766% (LIBOR03M + 2.750%) due 01/25/2024 ~	1,471	1,377

Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 «~	1,500	1,275
5.240% (LIBOR03M + 4.250%) due 08/27/2026 «~	848	708

Apergy Corp.
3.500% - 4.750% (LIBOR03M + 2.500%) due 05/09/2025 «~	278	243

API Group, Inc.
3.489% (LIBOR03M + 2.500%) due 10/01/2026 ~	923	849

Arconic Rolled Products Corp.
TBD% due 02/04/2027 «	175	160

Asurion LLC
3.989% (LIBOR03M + 3.000%) due 08/04/2022 ~	577	537
3.989% (LIBOR03M + 3.000%) due 11/03/2023 «~	876	846

Atlantic Aviation FBO, Inc.
4.740% (LIBOR03M + 3.750%) due 12/06/2025 «~	494	467

AURIS Luxembourg SARL
4.739% (LIBOR03M + 3.750%) due 02/27/2026 ~	2,054	1,592

Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~	508	486

Avaya, Inc.
4.955% (LIBOR03M + 4.250%) due 12/15/2024 ~	339	291

Avolon TLB Borrower (U.S.) LLC
2.273% (LIBOR03M + 1.500%) due 02/12/2027 «~	500	450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.523% (LIBOR03M + 1.750%) due 01/15/2025 ~	$922	$831

Axalta Coating Systems U.S. Holdings, Inc.
3.200% (LIBOR03M + 1.750%) due 06/01/2024 ~	660	624

B&G Foods, Inc.
3.489% (LIBOR03M + 2.500%) due 10/10/2026 ~	1,493	1,423

B.C. Unlimited Liability Co.
2.739% (LIBOR03M + 1.750%) due 11/19/2026 ~	876	812

Banff Merger Sub, Inc.
5.239% (LIBOR03M + 4.250%) due 10/02/2025 ~	572	490

Banijay Entertainment U.S. Holdings
TBD% due 03/04/2025 «	100	90

Bausch Health Cos., Inc.
3.362% (LIBOR03M + 2.750%) due 11/27/2025 ~	404	385
3.612% (LIBOR03M + 3.000%) due 06/02/2025 ~	295	283

Beacon Roofing Supply, Inc.
3.239% (LIBOR03M + 2.250%) due 01/02/2025 ~	923	840

Belron Finance U.S. LLC
3.992% (LIBOR03M + 2.250%) due 11/07/2024 «~	701	667
4.270% (LIBOR03M + 2.500%) due 10/30/2026 «~	249	237

Berry Global, Inc.
2.863% (LIBOR03M + 2.000%) due 10/01/2022 ~	630	608
2.863% (LIBOR03M + 2.000%) due 07/01/2026 ~	893	846

Blackhawk Network Holdings, Inc.
3.989% (LIBOR03M + 3.000%) due 06/15/2025 ~	1,166	964

Blackstone CQP Holdco LP
4.616% (LIBOR03M + 3.500%) due 09/30/2024 ~	793	646

Boyd Gaming Corp.
2.934% (LIBOR03M + 2.250%) due 09/15/2023 ~	663	585

Brand Energy & Infrastructure Services, Inc.
5.700% - 6.124% (LIBOR03M + 4.250%) due 06/21/2024 ~	947	774

Brookfield Retail Holdings
3.489% (LIBOR03M + 2.500%) due 08/27/2025 ~	1,968	1,413

BWAY Holding Co.
5.084% (LIBOR03M + 3.250%) due 04/03/2024 ~	1,668	1,385

Cabot Microelectronics Corp.
3.000% (LIBOR03M + 2.000%) due 11/17/2025 ~	287	279

Caesars Entertainment Operating Co.
2.989% (LIBOR03M + 2.000%) due 10/07/2024 ~	670	555

Caesars Resort Collection LLC
3.739% (LIBOR03M + 2.750%) due 12/23/2024 ~	907	745

Camelot U.S. Acquisition 1 Co.
4.239% (LIBOR03M + 3.250%) due 10/31/2026 ~	623	564

Catalent Pharma Solutions, Inc.
3.250% (LIBOR03M + 2.250%) due 05/18/2026 «~	990	965

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~	4,223	3,925

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~	2,560	2,475

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/10/2023 ~	1,048	944

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citadel Securities LP
3.739% (LIBOR03M + 2.750%) due 02/27/2026 «~	$986	$883

CityCenter Holdings LLC
3.239% (LIBOR03M + 2.250%) due 04/18/2024 ~	1,068	946

Cogeco Communications (U.S.A.) LP
2.989% (LIBOR03M + 2.000%) due 01/03/2025 ~	485	449

Cohu, Inc.
3.989% (LIBOR03M + 3.000%) due 10/01/2025 «~	1,501	1,126

CommScope, Inc.
4.239% (LIBOR03M + 3.250%) due 04/06/2026 «~	3,343	3,176

Core & Main LP
4.330% - 4.331% (LIBOR03M + 2.750%) due 08/01/2024 ~	1,529	1,353

Coty, Inc.
3.255% (LIBOR03M + 2.250%) due 04/07/2025 ~	990	829

Cox Media Group, Inc.
5.700% (LIBOR03M + 4.250%) due 12/17/2026 ~	499	432

CPG International, Inc.
5.933% (LIBOR03M + 3.750%) due 05/05/2024 «~	1,465	1,230

CSC Holdings LLC
3.112% (LIBOR03M + 2.500%) due 04/15/2027 ~	1,000	968

DaVita, Inc.
2.739% (LIBOR03M + 1.750%) due 08/12/2026 ~	707	676

Delek U.S. Holdings, Inc.
3.239% (LIBOR03M + 2.250%) due 03/31/2025 ~	234	173

Dell International LLC
2.990% (LIBOR03M + 2.000%) due 09/19/2025 ~	4,868	4,683

Delta 2 (LUX) SARL
3.500% (LIBOR03M + 2.500%) due 02/01/2024 ~	362	325

Diamond (BC) BV
4.777% (LIBOR03M + 3.000%) due 09/06/2024 ~	949	733

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	1,655	1,254

Diamond Sports Group LLC
4.180% (LIBOR03M + 3.250%) due 08/24/2026 «~	1,069	839

Dun & Bradstreet Corp.
4.959% (LIBOR03M + 4.000%) due 02/06/2026 «~	650	598

Dynatrace LLC
3.239% (LIBOR03M + 2.250%) due 08/22/2025 ~	219	207

E.W. Scripps Co.
3.489% (LIBOR03M + 2.500%) due 05/01/2026 ~	743	697

Elanco Animal Health, Inc.
TBD% due 02/04/2027	500	480

Eldorado Resorts LLC
3.250% (LIBOR03M + 2.250%) due 04/17/2024 «~	425	417

Element Solutions, Inc.
2.989% (LIBOR03M + 2.000%) due 01/31/2026 «~	741	700

Energizer Holdings, Inc.
3.875% (LIBOR03M + 2.250%) due 12/17/2025 ~	337	324

Entercom Media Corp.
3.489% (LIBOR03M + 2.500%) due 11/18/2024 ~	353	318

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	123

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Envision Healthcare Corp.
4.739% (LIBOR03M + 3.750%) due 10/10/2025 ~	$2,000	$1,072

ESH Hospitality, Inc.
2.989% (LIBOR03M + 2.000%) due 09/18/2026 ~	483	422

EyeCare Partners LLC
TBD% due 02/18/2027 µ	137	113
4.822% (LIBOR03M + 3.750%) due 02/05/2027 ~	588	486

Filtration Group Corp.
3.989% (LIBOR03M + 3.000%) due 03/29/2025 ~	1,158	1,023

Financial & Risk U.S. Holdings, Inc.
4.239% (LIBOR03M + 3.250%) due 10/01/2025 ~	3,000	2,640

FinCo LLC
2.989% (LIBOR03M + 2.000%) due 12/27/2022 ~	1,251	1,151

Fleet U.S. Bidco, Inc.
4.322% (LIBOR03M + 3.250%) due 10/07/2026 «~	547	501

Flex Acquisition Co., Inc.
5.159% (LIBOR03M + 3.250%) due 06/29/2025 ~	1,475	1,315

Forest City Enterprises LP
4.489% (LIBOR03M + 3.500%) due 12/08/2025 «~	765	658

Franklin Square Holdings LP
3.250% (LIBOR03M + 2.250%) due 08/01/2025 «~	1,034	957

Froneri International PLC
3.239% (LIBOR03M + 2.250%) due 01/29/2027 «~	2,325	2,232

FrontDoor, Inc.
3.500% (LIBOR03M + 2.500%) due 08/16/2025 «~	665	642

Gardner Denver, Inc.
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~	962	909

Gates Global LLC
3.750% (LIBOR03M + 2.750%) due 04/01/2024 ~	901	811

Genesee & Wyoming, Inc.
3.450% (LIBOR03M + 2.000%) due 12/30/2026 ~	250	242

Gentiva Health Services, Inc.
4.250% (LIBOR03M + 3.250%) due 07/02/2025 «~	3,023	2,857

Global Medical Response, Inc.
4.932% (LIBOR03M + 3.250%) due 04/28/2022 ~	1,256	1,161

GlobalLogic Holdings, Inc.
3.739% (LIBOR03M + 2.750%) due 08/01/2025 ~	998	907

Granite Acquisition, Inc.
4.950% (LIBOR03M + 3.500%) due 12/19/2021 ~	1,452	1,414

Gray Television, Inc.
4.015% (LIBOR03M + 2.500%) due 01/02/2026 «~	765	738

Greatbatch Ltd.
3.510% (LIBOR03M + 2.500%) due 10/27/2022 «~	614	586

Greenhill & Co., Inc.
3.862% (LIBOR03M + 3.250%) due 04/12/2024 «~	467	413

Grifols Worldwide Operations USA, Inc.
2.684% (LIBOR03M + 2.000%) due 11/15/2027 ~	957	917

GYP Holdings Corp.
3.739% (LIBOR03M + 2.750%) due 06/01/2025 «~	848	772

H.B. Fuller Co.
2.773% (LIBOR03M + 2.000%) due 10/20/2024 ~	959	860

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hamilton Holdco LLC
3.460% (LIBOR03M + 2.000%) due 01/02/2027 ~	$796	$752

HC Group Holdings, Inc.
5.489% (LIBOR03M + 4.500%) due 08/06/2026 «~	998	848

HCA, Inc.
2.739% (LIBOR03M + 1.750%) due 03/13/2025 ~	1,283	1,232

Hearthside Food Solutions LLC
4.677% (LIBOR03M + 3.688%) due 05/23/2025 ~	1,084	927

IAA, Inc.
3.250% (LIBOR03M + 2.250%) due 06/28/2026 ~	532	511

Immucor, Inc.
6.450% (LIBOR03M + 5.000%) due 06/15/2021 «~	1,614	1,429

INEOS Enterprises Holdings U.S. Finco LLC
5.113% (LIBOR03M + 3.500%) due 08/28/2026 «~	531	492

Ineos U.S. Finance LLC
2.989% (LIBOR03M + 2.000%) due 04/01/2024 ~	1,205	1,088

Informatica LLC
4.243% (LIBOR03M + 3.250%) due 02/25/2027 ~	1,031	912

Ingersoll Rand Co. Ltd.
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~	175	165

Innophos, Inc.
4.755% (LIBOR03M + 3.750%) due 02/04/2027 «~	200	170

Innovative Water Care Global Corp.
6.450% (LIBOR03M + 5.000%) due 02/27/2026 ~	1,114	615

ION Media Networks, Inc.
4.000% (LIBOR03M + 3.000%) due 12/18/2024 ~	540	490

IRB Holding Corp.
3.750% - 3.954% (LIBOR03M + 2.750%) due 02/05/2025 «~	1,391	1,085

Iridium Satellite LLC
4.750% (LIBOR03M + 3.750%) due 11/04/2026 ~	600	573

Jacobs Douwe Egberts International BV
3.625% (LIBOR03M + 2.000%) due 11/01/2025 ~	876	831

Jaguar Holding Co.
3.500% (LIBOR03M + 2.500%) due 08/18/2022 ~	62	60

Jane Street Group LLC
4.613% (LIBOR03M + 3.000%) due 01/31/2025 ~	399	359

Jefferies Finance LLC
4.239% - 4.250% (LIBOR03M + 3.250%) due 06/03/2026 ~	1,489	1,252

Jeld Wen, Inc.
3.450% (LIBOR03M + 2.000%) due 12/14/2024 ~	587	534

KAR Auction Services ,Inc.
3.188% (LIBOR03M + 2.250%) due 09/19/2026 «~	299	278

KFC Holding Co.
2.362% (LIBOR03M + 1.750%) due 04/03/2025 ~	1,060	1,009

KIK Custom Products, Inc.
5.000% (LIBOR03M + 4.000%) due 05/15/2023 ~	475	429

Kronos, Inc.
4.763% (LIBOR03M + 3.000%) due 11/01/2023 ~	834	773

LABL, Inc.
5.000% (LIBOR03M + 4.500%) due 07/01/2026 ~	995	843

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Level 3 Parent LLC
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~		$3,169	$2,994

Life Time Fitness, Inc .
3.750% - 4.363% (LIBOR03M + 2.750%) due 06/10/2022 ~		488	369

Marriott Ownership Resorts, Inc.
2.739% (LIBOR03M + 1.750%) due 08/29/2025 ~		545	482

McAfee LLC
4.691% (LIBOR03M + 3.750%) due 09/30/2024 ~		523	488

Meredith Corp.
3.489% (LIBOR03M + 2.500%) due 01/31/2025 ~		390	355

Messer Industrie GmbH
2.500% (EUR003M + 2.500%) due 03/01/2026 ~	EUR	1,000	988
3.950% (LIBOR03M + 2.500%) due 03/01/2026 ~		$693	623

MH Sub LLC
4.822% (LIBOR03M + 3.750%) due 09/13/2024 ~		770	670

Microchip Technology, Inc.
2.990% (LIBOR03M + 2.000%) due 05/29/2025 ~		2,905	2,755

MKS Instruments, Inc.
2.739% (LIBOR03M + 1.750%) due 02/02/2026 ~		774	709

MPH Acquisition Holdings LLC
4.200% (LIBOR03M + 2.750%) due 06/07/2023 «~		3,000	2,730

MTN Infrastructure TopCo., Inc.
4.000% (LIBOR03M + 3.000%) due 11/15/2024 «~		1,635	1,472

Nascar Holdings, Inc.
3.674% (LIBOR03M + 2.750%) due 10/19/2026 ~		613	542

National Mentor Holdings, Inc.
4.989% - 5.460% (LIBOR03M + 4.000%) due 03/09/2026 ~		1,560	1,420

Navicure, Inc.
4.989% (LIBOR03M + 4.000%) due 10/22/2026 «~		525	496

NCI Building Systems, Inc.
4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~		3,736	3,269

NCR Corp.
3.490% (LIBOR03M + 2.500%) due 08/28/2026 «~		796	728

NEP Group, Inc.
4.700% (LIBOR03M + 3.250%) due 10/20/2025 ~		642	404

Nexstar Broadcasting, Inc.
4.331% (LIBOR03M + 2.750%) due 09/18/2026 ~		1,170	1,106

NorthRiver Midstream Finance LP
5.159% (LIBOR03M + 3.250%) due 10/01/2025 ~		739	576

Numericable Group S.A.
3.739% (LIBOR03M + 2.750%) due 07/31/2025 ~		1,444	1,330

Ortho-Clinical Diagnostics S.A.
4.765% (LIBOR03M + 3.250%) due 06/30/2025 ~		2,003	1,714

Parexel International Corp.
3.739% (LIBOR03M + 2.750%) due 09/27/2024 ~		1,279	1,100

Party City Holdings, Inc.
3.490% - 4.100% (LIBOR03M + 2.500%) due 08/19/2022 ~		593	306

Penn National Gaming, Inc.
3.239% (LIBOR03M + 2.250%) due 10/15/2025 ~		543	420

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petco Animal Supplies, Inc.
5.027% (LIBOR03M + 3.250%) due 01/26/2023 ~	$1,344	$943

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	709	684

Phoenix Guarantor, Inc.
4.113% (LIBOR03M + 3.250%) due 03/05/2026 «~	1,390	1,278

Playa Resorts Holding BV
3.750% (LIBOR03M + 2.750%) due 04/29/2024 ~	1,358	966

PQ Corp.
4.027% (LIBOR03M + 2.250%) due 02/07/2027 ~	634	577

Presidio, Inc.
5.280% (LIBOR03M + 3.500%) due 01/22/2027 «~	2,225	2,092

Prestige Brands, Inc.
2.989% (LIBOR03M + 2.000%) due 01/26/2024 ~	423	397

Prime Security Services Borrower LLC
4.606% (LIBOR03M + 3.250%) due 09/23/2026 ~	1,441	1,311

ProQuest LLC
4.489% (LIBOR03M + 3.500%) due 10/23/2026 «~	549	518

PUG LLC
4.489% - 4.950% (LIBOR03M + 3.500%) due 01/29/2027 «~	623	542

Quikrete Holdings, Inc.
3.489% (LIBOR03M + 2.500%) due 02/01/2027 ~	941	872

Rackspace Hosting, Inc.
4.256% - 4.763% (LIBOR03M + 3.000%) due 11/03/2023 ~	1,157	1,050

Red Ventures LLC
3.489% (LIBOR03M + 2.500%) due 11/08/2024 ~	1,741	1,468

RegionalCare Hospital Partners Holdings, Inc.
4.739% (LIBOR03M + 3.750%) due 11/17/2025 ~	1,011	930

Rexnord LLC
2.679% (LIBOR03M + 1.750%) due 08/21/2024 ~	302	280

Reynolds Consumer Products, Inc.
3.501% (LIBOR03M + 1.750%) due 02/04/2027 ~	1,550	1,472

Reynolds Group Holdings, Inc.
3.739% (LIBOR03M + 2.750%) due 02/05/2023 ~	1,505	1,436

SBA Senior Finance LLC
2.740% (LIBOR03M + 1.750%) due 04/11/2025 ~	999	952

Science Applications International Corp.
2.864% (LIBOR03M + 1.875%) due 10/31/2025 ~	959	909

Scientific Games International, Inc.
3.739% - 4.369% (LIBOR03M + 2.750%) due 08/14/2024 ~	1,367	1,110

Select Medical Corp.
3.430% (LIBOR03M + 2.500%) due 03/06/2025 «~	243	232

Sequa Mezzanine Holdings LLC
6.742% (LIBOR03M + 5.000%) due 11/28/2021 «~	1,279	1,036

Sigma Bidco BV
4.909% (LIBOR03M + 3.000%) due 07/02/2025 ~	1,644	1,459

Sinclair Television Group, Inc.
3.240% (LIBOR03M + 2.250%) due 01/03/2024 ~	656	629

SolarWinds Holdings, Inc.
3.739% (LIBOR03M + 2.750%) due 02/05/2024 ~	1,263	1,178

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		$1,000	$892

Sprint Communications, Inc.
3.500% (LIBOR03M + 2.500%) due 02/02/2024 «~		384	382

SS&C Technologies Holdings Europe SARL
2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~		318	289

SS&C Technologies, Inc.
2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~		439	399

Staples, Inc.
6.015% (LIBOR03M + 4.500%) due 09/12/2024 ~		248	200
6.515% (LIBOR03M + 5.000%) due 04/16/2026 ~		1,092	877

Starfruit Finco BV
3.863% (LIBOR03M + 3.000%) due 10/01/2025 «~		1,253	1,146

Stars Group Holdings BV
4.950% (LIBOR03M + 3.500%) due 07/10/2025 ~		87	83

Starwood Property Trust, Inc.
3.489% (LIBOR03M + 2.500%) due 07/27/2026 «~		572	512

Station Casinos LLC
3.240% (LIBOR03M + 2.250%) due 02/08/2027 ~		1,166	982

Sunshine Investments BV
4.954% (LIBOR03M + 3.250%) due 03/28/2025 «~		1,358	1,263

Sunshine Luxembourg SARL
3.750% (EUR003M + 3.750%) due 10/01/2026 ~	EUR	1,000	998
5.322% (LIBOR03M + 4.250%) due 10/01/2026 «~		$923	844

Syneos Health, Inc.
2.739% (LIBOR03M + 1.750%) due 08/01/2024 «~		623	605

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		1,080	722

Telenet Financing USD LLC
2.705% (LIBOR03M + 2.000%) due 04/30/2028 ~		950	882

Telesat LLC
3.740% (LIBOR03M + 2.750%) due 12/07/2026 ~		998	930

Tempo Acquisition LLC
3.739% (LIBOR03M + 2.750%) due 05/01/2024 ~		1,278	1,148

Terex Corp.
3.739% (LIBOR03M + 2.750%) due 01/31/2024 ~		297	278

TI Group Automotive Systems LLC
3.489% (LIBOR03M + 2.500%) due 06/30/2022 «~		1,426	1,305

Tibco Software, Inc.
4.740% (LIBOR03M + 3.750%) due 06/30/2026 ~		600	570

Trans Union LLC
2.739% (LIBOR03M + 1.750%) due 11/16/2026 ~		2,720	2,623

Tronox Finance LLC
3.739% - 4.200% (LIBOR03M + 2.750%) due 09/23/2024 ~		1,092	982

Truck Hero, Inc.
4.739% (LIBOR03M + 3.750%) due 04/22/2024 ~		799	614

U.S. Ecology, Inc.
3.489% (LIBOR03M + 2.500%) due 11/01/2026 «~		499	481

U.S. Renal Care, Inc.
6.000% (LIBOR03M + 5.000%) due 06/26/2026 ~		1,119	1,006

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Univar, Inc.
3.450% (LIBOR03M + 2.000%) due 07/01/2026 «~	$499	$456
3.700% (LIBOR03M + 2.250%) due 07/01/2024 ~	895	839

USI, Inc.
3.989% (LIBOR03M + 3.000%) due 05/16/2024 ~	920	840

USS Ultimate Holdings, Inc.
5.200% - 5.671% (LIBOR03M + 3.750%) due 08/25/2024 «~	1,782	1,515

Verifone Systems, Inc.
5.695% (LIBOR03M + 4.000%) due 08/20/2025 ~	2,628	1,743

Verscend Holding Corp.
5.489% (LIBOR03M + 4.500%) due 08/27/2025 «~	292	277

VFH Parent LLC
4.005% (LIBOR03M + 3.000%) due 03/01/2026 «~	1,026	954

Virgin Media Bristol LLC
3.205% (LIBOR03M + 2.500%) due 01/31/2028 ~	525	500

Vistra Energy Corp.
2.550% - 2.739% (LIBOR03M + 1.750%) due 12/31/2025 ~	349	335

VS Buyer LLC
4.863% (LIBOR03M + 3.250%) due 02/28/2027 «~	600	579

Wand NewCo 3, Inc.
4.072% (LIBOR03M + 3.000%) due 02/05/2026 «~	1,266	1,158

WeddingWire, Inc.
5.950% (LIBOR03M + 4.500%) due 12/19/2025 «~	617	540

Welbilt, Inc.
3.489% (LIBOR03M + 2.500%) due 10/23/2025 «~	1,615	1,292

Western Institutional Review Board, Inc.
5.872% (LIBOR03M + 4.000%) due 01/08/2027 ~	925	864

WEX, Inc.
3.239% (LIBOR03M + 2.250%) due 05/15/2026 ~	961	841

Whatabrands LLC
3.766% (LIBOR03M + 2.750%) due 08/02/2026 ~	572	486

Wilsonart LLC
4.710% (LIBOR03M + 3.250%) due 12/19/2023 ~	1,477	1,140

Wyndham Destinations, Inc.
3.239% (LIBOR03M + 2.250%) due 05/30/2025 «~	985	803

Xerox Business Services LLC
3.489% (LIBOR03M + 2.500%) due 12/07/2023 ~	1,278	1,001

XPO Logistics, Inc.
3.613% (LIBOR03M + 2.000%) due 02/24/2025 ~	620	582

Zayo Group Holdings, Inc.
3.989% (LIBOR03M + 3.000%) due 03/09/2027 ~	325	305

Zekelman Industries, Inc.
3.209% (LIBOR03M + 2.250%) due 01/24/2027 «~	350	327

Ziggo Financing Partnership
3.205% (LIBOR03M + 2.500%) due 04/30/2028 ~	1,728	1,614

Total Loan Participations and Assignments (Cost $225,666)		204,362

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	125

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.1%

BANKING & FINANCE 0.3%

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (e)	$250	$185

Jefferies Finance LLC
7.250% due 08/15/2024 (e)	200	174

SBA Communications Corp.
3.875% due 02/15/2027 (e)	100	101

Springleaf Finance Corp.
6.625% due 01/15/2028 (e)	250	235

Stearns Holdings LLC
5.000% due 11/05/2024	19	13
9.375% due 08/15/2020 «	722	0

		708

INDUSTRIALS 1.6%

Arconic Corp.
6.125% due 02/15/2028	25	26

Ardagh Packaging Finance PLC
4.125% due 08/15/2026 (e)	200	200

Builders FirstSource, Inc.
5.000% due 03/01/2030	50	45

CCO Holdings LLC
4.500% due 08/15/2030 (e)	100	99

Centene Corp.
3.375% due 02/15/2030 (e)	225	210

Charles River Laboratories International, Inc.
4.250% due 05/01/2028 (e)	100	97

Cheniere Energy Partners LP
4.500% due 10/01/2029 (e)	500	448

Diamond Sports Group LLC
5.375% due 08/15/2026 (e)	500	409

Greif, Inc.
6.500% due 03/01/2027 (e)	100	96

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)(e)	250	177

Lamar Media Corp.
3.750% due 02/15/2028 (e)	100	94

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MEG Energy Corp.
7.125% due 02/01/2027	$100	$50

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (e)	250	218

NCR Corp.
6.125% due 09/01/2029 (e)	250	235

Netflix, Inc.
4.875% due 06/15/2030 (e)	200	204

Prime Security Services Borrower LLC
5.750% due 04/15/2026 (e)	400	394

Sensata Technologies, Inc.
4.375% due 02/15/2030 (e)	200	182

Speedway Motorsports LLC
4.875% due 11/01/2027 (e)	200	181

Standard Industries, Inc.
5.375% due 11/15/2024 (e)	200	194

Viper Energy Partners LP
5.375% due 11/01/2027 (e)	200	169

Virgin Media Secured Finance PLC
5.500% due 05/15/2029	275	277

		4,005

UTILITIES 0.2%

Parsley Energy LLC
4.125% due 02/15/2028 (e)	425	292

Targa Resources Partners LP
6.500% due 07/15/2027 (e)	175	151

		443

Total Corporate Bonds & Notes (Cost $5,840)		5,156

	SHARES
WARRANTS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	53,136	0

Total Warrants (Cost $0)		0

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

CIT Group, Inc.
5.800% due 06/15/2022 •(d)	700,000	$609

Total Preferred Securities (Cost $700)		609

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.4%

U.S. TREASURY BILLS 0.4%
0.186% due 04/07/2020 - 06/18/2020 (b)(c)(h)	$866	866

Total Short-Term Instruments (Cost $866)		866

Total Investments in Securities (Cost $233,072)		210,993

	SHARES
INVESTMENTS IN AFFILIATES 16.6%

SHORT-TERM INSTRUMENTS 16.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.6%

PIMCO Short-Term Floating NAV Portfolio III	4,266,121	41,898

Total Short-Term Instruments (Cost $41,932)		41,898

Total Investments in Affiliates (Cost $41,932)		41,898

Total Investments 100.4% (Cost $275,004)		$252,891

Financial Derivative Instruments (f)(g) (0.2)% (Cost or Premiums, net $382)		(533)

Other Assets and Liabilities, net (0.2)%		(494)

Net Assets 100.0%		$251,864

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
CFR	2.250%	03/20/2020	TBD	(2)	$(1,492)	$(1,493)
	2.250	03/23/2020	03/20/2022		(2,028)	(2,029)

Total Reverse Repurchase Agreements						$(3,522)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
CFR	$0	$(3,522)	$0	$(3,522)	$4,815	$1,293

Total Borrowings and Other Financing Transactions	$0	$(3,522)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,522)	$(3,522)

Total Borrowings	$0	$0	$0	$(3,522)	$(3,522)

Payable for reverse repurchase agreements					$(3,522)

(e)	Securities with an aggregate market value of $4,745 and cash of $70 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(350) at a weighted average interest rate of 1.671%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-28 5-Year Index	5.000%	Quarterly	06/20/2022	$5,429	$401	$(580)	$(179)	$0	$(46)

Total Swap Agreements					$401	$(580)	$(179)	$0	$(46)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	127

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(46)	$(46)

Cash of $550 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
CBK	04/2020	EUR	1,980	$2,171	$0	$(13)
SCX	05/2020		1,980	2,175	0	(11)

Total Forward Foreign Currency Contracts					$0	$(24)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2020	$4,900	$(19)	$(444)	$0	$(463)

Total Swap Agreements								$(19)	$(444)	$0	$(463)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$0	$0	$0	$0	$(463)	$(463)	$(463)	$553	$90
CBK	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
SCX	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)

Total Over the Counter	$0	$0	$0	$0	$(24)	$0	$(463)	$(487)

(h)

Securities with an aggregate market value of $553 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$46	$0	$0	$0	$46

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24
Swap Agreements	0	0	0	0	463	463

	$0	$0	$0	$24	$463	$487

	$0	$46	$0	$24	$463	$533

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$160	$0	$0	$9	$169

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$94	$0	$94
Swap Agreements	0	0	0	0	1,002	1,002

	$0	$0	$0	$94	$1,002	$1,096

	$0	$160	$0	$94	$1,011	$1,265

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(535)	$0	$0	$0	$(535)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(41)	$0	$(41)
Swap Agreements	0	0	0	0	(1,188)	(1,188)

	$0	$0	$0	$(41)	$(1,188)	$(1,229)

	$0	$(535)	$0	$(41)	$(1,188)	$(1,764)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	129

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$141,742	$62,620	$204,362
Corporate Bonds & Notes
Banking & Finance	0	708	0	708
Industrials	0	4,005	0	4,005
Utilities	0	443	0	443
Preferred Securities
Banking & Finance	0	609	0	609
Short-Term Instruments
U.S. Treasury Bills	0	866	0	866

	$0	$148,373	$62,620	$210,993

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$41,898	$0	$0	$41,898

Total Investments	$41,898	$148,373	$62,620	$252,891

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(46)	0	(46)
Over the counter	0	(487)	0	(487)

	$0	$(533)	$0	$(533)

Total Financial Derivative Instruments	$0	$(533)	$0	$(533)

Totals	$41,898	$147,840	$62,620	$252,358

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$40,753	$37,469	$(33,710)	$31	$(912)	$(3,462)	$26,463	$(4,012)	$62,620	$2,772
Corporate Bonds and Notes
Banking and Finance	0	0	0	0	0	0	0	0	0	0
Warrants
Financials	0	0	0	0	0	0	0	0	0	0

Totals	$40,753	$37,469	$(33,710)	$31	$(912)	$(3,462)	$26,463	$(4,012)	$62,620	$2,772

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

				(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$62,620	Third Party Vendor	Broker Quote	75.000-99.625	90.520
Corporate Bonds and Notes
Banking and Finance	0	Other Valuation Techniques(2)	—	—	—
Warrants
Financials	0	Other Valuation Techniques(2)	—	—	—

Total	$62,620

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Financial & Risk U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	2,593	$2,756

Total Loan Participations and Assignments (Cost $2,884)			2,756

CORPORATE BONDS & NOTES 45.0%

BANKING & FINANCE 42.2%

Abanca Corp. Bancaria S.A.
6.125% due 01/18/2029 •		1,500	1,427

ABN AMRO Bank NV
4.750% due 09/22/2027 •(c)(d)		26,400	24,680

AIB Group PLC
5.250% due 10/09/2024 •(c)(d)		12,900	11,217

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(d)		$3,000	2,578

American International Group, Inc.
1.241% (EUR003M + 1.730%) due 03/15/2067 ~(g)	EUR	5,850	5,162
5.750% due 04/01/2048 •		$2,000	1,757

ASR Nederland NV
4.625% due 10/19/2027 •(c)(d)	EUR	350	331

Australia & New Zealand Banking Group Ltd.
6.750% due 06/15/2026 •(c)(d)		$3,450	3,392

AXIS Specialty Finance LLC
4.900% due 01/15/2040 •		7,000	5,943

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	2,100	1,236
8.000% due 01/22/2030 •		3,000	2,058
10.500% due 07/23/2029		600	474

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(c)(d)		14,000	13,159
6.000% due 03/29/2024 •(c)(d)		400	374

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$700	616

Banco Daycoval S.A.
4.250% due 12/13/2024		300	283

Banco Mercantil del Norte S.A.
6.750% due 09/27/2024 •(c)		4,300	3,302

Banco Votorantim S.A.
4.000% due 09/24/2022		900	874

Bank of Ireland
7.375% due 06/18/2020 •(c)(d)	EUR	2,885	3,077

Barclays PLC
6.375% due 12/15/2025 •(c)	GBP	400	391
7.125% due 06/15/2025 •(c)(d)		3,300	3,512
7.250% due 03/15/2023 •(c)(d)		9,100	10,175
8.000% due 12/15/2020 •(c)(d)	EUR	2,703	2,846
8.000% due 06/15/2024 •(c)(d)		$4,100	3,810

BNP Paribas S.A.
4.500% due 02/25/2030 •(c)(d)		11,100	8,554
6.125% due 06/17/2022 •(c)(d)	EUR	5,400	5,550
7.000% due 08/16/2028 •(c)(d)		$21,400	20,735
7.375% due 08/19/2025 •(c)(d)		650	621

Cooperatieve Rabobank UA
4.625% due 12/29/2025 •(c)(d)	EUR	5,400	5,234
5.500% due 06/29/2020 •(c)(d)		1,000	1,061
6.625% due 06/29/2021 •(c)(d)		2,000	2,117

CPI Property Group S.A.
4.375% due 08/09/2023 •(c)		2,400	2,479
4.875% due 07/16/2025 •(c)		1,700	1,652

Credit Agricole S.A.
7.500% due 06/23/2026 •(c)(d)	GBP	6,850	7,794

Credit Suisse Group AG
6.250% due 12/18/2024 •(c)(d)		$5,600	5,200
6.375% due 08/21/2026 •(c)(d)		13,000	11,421
7.250% due 09/12/2025 •(c)(d)		11,600	10,535
7.500% due 07/17/2023 •(c)(d)		11,700	10,790
7.500% due 12/11/2023 •(c)(d)		8,200	7,945

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Danske Bank A/S
5.875% due 04/06/2022 •(c)(d)	EUR	1,050	$1,116
7.000% due 06/26/2025 •(c)		$5,000	4,236

Deutsche Bank AG
6.000% due 10/30/2025 •(c)(d)		2,200	1,478
7.500% due 04/30/2025 •(c)(d)		5,000	3,566

DNB Bank ASA
4.875% due 11/12/2024 •(c)		5,200	4,245
6.500% due 03/26/2022 •(c)(d)		200	181

Erste Group Bank AG
6.500% due 04/15/2024 •(c)(d)	EUR	200	209
8.875% due 10/15/2021 •(c)(d)		5,400	5,935

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$600	445
6.750% due 03/15/2022		1,900	1,769

Freedom Mortgage Corp.
8.250% due 04/15/2025		3,850	3,051
10.750% due 04/01/2024		3,100	2,727

Genworth Holdings, Inc.
7.200% due 02/15/2021		700	662

HSBC Bank PLC
1.425% (US0006M + 0.250%) due 09/30/2020 ~(c)		2,000	1,340
2.038% (US0006M + 0.100%) due 06/15/2020 ~(c)		500	331
2.188% (US0006M + 0.250%) due 06/30/2020 ~(c)		7,420	4,971
5.375% due 08/22/2033	GBP	400	547

HSBC Holdings PLC
3.803% due 03/11/2025 •		$200	209
4.750% due 07/04/2029 •(c)(d)	EUR	12,750	12,172

HVB Funding Trust
7.760% due 10/13/2036	GBP	4,986	9,601

ING Groep NV
0.000% due 06/30/2020 •(c)(g)	EUR	10,000	7,500
5.750% due 11/16/2026 •(c)(d)		$14,300	12,390
6.500% due 04/16/2025 •(c)(d)		20,548	17,198
6.875% due 04/16/2022 •(c)(d)		800	701

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(c)(d)	EUR	1,000	978
7.750% due 01/11/2027 •(c)(d)		6,650	6,800

Jefferies Finance LLC
6.250% due 06/03/2026		$2,200	2,051
7.250% due 08/15/2024		2,650	2,302

KBC Group NV
4.250% due 10/24/2025 •(c)(d)	EUR	9,200	8,028
4.750% due 03/05/2024 •(c)(d)		200	196

La Mondiale SAM
4.375% due 04/24/2029 •(c)		800	780

LeasePlan Corp. NV
7.375% due 05/29/2024 •(c)(d)		7,400	6,655

Liberty Mutual Group, Inc.
3.625% due 05/23/2059 •(g)		4,100	4,023

Lincoln Financing SARL
3.625% due 04/01/2024		700	644

Lloyds Banking Group PLC
5.125% due 12/27/2024 •(c)(d)	GBP	5,000	4,672
7.500% due 09/27/2025 •(c)(d)		$11,160	10,038
7.875% due 06/27/2029 •(c)(d)	GBP	5,000	5,692

National Westminster Bank PLC
1.771% (EUR003M + 2.150%) due 07/05/2020 ~(c)	EUR	3,000	2,895
1.863% due 05/28/2020 ~(c)		$400	308

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		1,200	1,027

Nationwide Building Society
4.000% due 09/14/2026		1,100	1,080

Nordea Bank Abp
6.625% due 03/26/2026 •(c)(d)		4,950	4,484

Nova Ljubljanska Banka dd
3.400% due 02/05/2030 •	EUR	9,800	8,547
3.650% due 11/19/2029 •		3,000	3,342

Nykredit Realkredit A/S
6.250% due 10/26/2020 •(c)(d)		300	323

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio National Financial Services, Inc.
5.550% due 01/24/2030		$800	$809

Permanent TSB Group Holdings PLC
2.125% due 09/26/2024 •	EUR	3,100	3,127

Permanent TSB PLC
8.625% due 04/01/2021 •(c)(d)(g)		1,600	1,402

RCI Banque S.A.
2.625% due 02/18/2030 •		10,500	9,628

Royal Bank of Scotland Group PLC
6.000% due 12/19/2023		$500	520
7.500% due 08/10/2020 •(c)(d)		17,725	16,346
7.648% due 09/30/2031 •(c)		6,350	8,130
8.000% due 08/10/2025 •(c)(d)		2,200	2,067
8.625% due 08/15/2021 •(c)(d)		13,631	13,363

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(c)(d)	GBP	4,200	4,243
7.375% due 06/24/2022 •(c)(d)		3,905	4,009

Santander UK PLC
5.000% due 11/07/2023		$422	426

Societe Generale S.A.
6.750% due 04/06/2028 •(c)(d)		29,360	24,503
7.375% due 09/13/2021 •(c)(d)		5,395	4,990
8.000% due 09/29/2025 •(c)(d)		850	778

SRLEV NV
9.000% due 04/15/2041 •(g)	EUR	10,000	11,092

Svenska Handelsbanken AB
5.250% due 03/01/2021 •(c)(d)		$4,840	4,587

UBS Group AG
6.875% due 03/22/2021 •(c)(d)		4,315	4,229
7.000% due 02/19/2025 •(c)(d)		6,600	6,402
7.125% due 08/10/2021 •(c)(d)		1,900	1,864

UniCredit SpA
2.731% due 01/15/2032 •	EUR	5,000	4,413
6.572% due 01/14/2022		$600	612
6.750% due 09/10/2021 •(c)(d)	EUR	8,800	8,422
7.500% due 06/03/2026 •(c)(d)		16,000	16,118
9.250% due 06/03/2022 •(c)(d)		500	522

Unione di Banche Italiane SpA
4.375% due 07/12/2029 •(g)		2,500	2,452
5.875% due 01/20/2025 •(c)		2,500	2,040

USB Realty Corp.
2.978% (US0003M + 1.147%) due 01/15/2022 ~(c)		$6,567	4,937

Virgin Money UK PLC
7.875% due 12/14/2028 •	GBP	1,750	2,203
9.250% due 06/08/2024 •(c)(d)		6,300	6,530

VIVAT NV
7.000% due 06/19/2025 •(c)(d)	EUR	12,900	11,876

			558,447

INDUSTRIALS 1.6%

Altice France Holding S.A.
8.000% due 05/15/2027		1,600	1,970

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		$3,000	2,672

Enbridge, Inc.
5.500% due 07/15/2077 •		7,000	5,052
6.250% due 03/01/2078 •		2,000	1,504

Fairstone Financial, Inc.
7.875% due 07/15/2024		3,100	2,941

goeasy Ltd.
5.375% due 12/01/2024		1,800	1,689

IM Group S.A.S.
6.625% due 03/01/2025	EUR	500	471

Stanley Black & Decker, Inc.
4.000% due 03/15/2060 •		$5,000	4,815

Transocean, Inc.
8.000% due 02/01/2027		600	287

			21,401

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	131

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.2%

Electricite de France S.A.
3.000% due 09/03/2027 •(c)	EUR	1,800	$1,855

NextEra Energy Capital Holdings, Inc.
5.650% due 05/01/2079 •		$7,000	6,473

Transcanada Trust
5.500% due 09/15/2079 •		5,000	3,834

Vodafone Group PLC
7.000% due 04/04/2079 •		3,600	3,855

			16,017

Total Corporate Bonds & Notes (Cost $697,583)			595,865

		SHARES
PREFERRED SECURITIES 39.5%

BANKING & FINANCE 37.5%

Abanca Corp. Bancaria S.A.
7.500% due 10/02/2023 •(c)		1,400,000	1,274

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(c)(d)		4,400,000	4,753

Banco Santander S.A.
4.375% due 01/14/2026 •(c)(d)		3,600,000	2,989
5.250% due 09/29/2023 •(c)(d)		800,000	726
6.250% due 09/11/2021 •(c)(d)		6,300,000	6,276
6.750% due 04/25/2022 •(c)(d)		1,400,000	1,396

Bank of America Corp.
4.300% due 01/28/2025 •(c)		10,000,000	8,612
5.125% due 06/20/2024 •(c)		6,600,000	6,275
5.875% due 03/15/2028 •(c)		43,350,000	43,964
6.100% due 03/17/2025 •(c)		3,000,000	3,032

Bankia S.A.
6.375% due 09/19/2023 •(c)(d)		5,000,000	4,340

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(c)		2,000,000	1,984

CaixaBank S.A.
5.250% due 03/23/2026 •(c)(d)		14,000,000	11,581
6.750% due 06/13/2024 •(c)(d)		7,000,000	6,342

Charles Schwab Corp.
5.000% due 12/01/2027 •(c)		13,875,000	11,666

CIT Group, Inc.
5.625% due 12/15/2024 (c)		240,000	4,229

Citigroup, Inc.
4.700% due 01/30/2025 •(c)		15,000,000	13,003
5.000% due 09/12/2024 •(c)		10,600,000	9,697
5.900% due 02/15/2023 •(c)		5,000,000	4,827
5.950% due 05/15/2025 •(c)		13,500,000	13,088
6.300% due 05/15/2024 •(c)		23,954,000	22,659

Citizens Financial Group, Inc.
6.375% due 04/06/2024 •(c)		8,400,000	7,314

CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(c)		2,000	198

Cooperatieve Rabobank UA
6.910% due 06/10/2038 •(c)(g)		150,000	279

Discover Financial Services
5.500% due 10/30/2027 •(c)		20,000,000	16,016

	SHARES	MARKET VALUE (000S)

E*TRADE Financial Corp.
5.300% due 03/15/2023 •(c)	12,500,000	$11,256
5.875% due 09/15/2026 •(c)	7,600,000	7,278

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(c)	7,000,000	7,286
10.000% due 06/15/2020 (c)(e)	3,000	3,028

First Republic Bank
4.700% due 12/31/2024 (c)	280,000	6,294

Goldman Sachs Group, Inc.
4.400% due 02/10/2025 •(c)	10,000,000	8,387
4.950% due 02/10/2025 •(c)	12,600,000	11,223
5.000% due 11/10/2022 •(c)	31,900,000	27,290
5.375% due 05/10/2020 •(c)	2,000,000	1,788
5.500% due 08/10/2024 •(c)	5,992,000	5,763

HBOS Sterling Finance Jersey LP
7.881% due 12/09/2031 •(c)(g)	3,000,000	5,740
7.881% due 12/09/2031 •(c)	2,700,000	5,166

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(c)(g)	8,813,000	14,580

HSBC Capital Funding LP
10.176% due 06/30/2030 •(c)	966,000	1,421

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(c)	6,200,000	5,299
4.600% due 02/01/2025 •(c)	33,500,000	29,361
5.000% due 08/01/2024 •(c)	10,000,000	9,382
5.240% (US0003M + 3.470%) due 04/30/2020 ~(c)	7,815,000	7,067
6.100% due 10/01/2024 •(c)	16,400,000	16,723

Morgan Stanley
4.875% due 01/15/2025 (c)	280,000	6,600
5.850% (US0003M + 3.491%) due 04/15/2027 ~(c)	361,506	8,900

Nationwide Building Society
10.250% ~	73,204	11,911

RBS Capital Trust
6.425% due 01/03/2034 •(c)	6,200,000	7,867

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (c)	5,300,000	5,322

SVB Financial Group
5.250% due 02/15/2025 (c)	280,000	6,409

Synchrony Financial
5.625% due 11/15/2024 (c)	280,000	4,777

Truist Financial Corp.
5.050% due 12/15/2024 •(c)	3,000,000	2,671

U.S. Bancorp
5.300% due 04/15/2027 •(c)	7,550,000	7,254

Voya Financial, Inc.
6.125% due 09/15/2023 •(c)	1,000,000	906

Wells Fargo & Co.
4.750% due 03/15/2025 (c)	400,000	8,481
5.900% due 06/15/2024 •(c)	35,432,000	34,848

		496,798

INDUSTRIALS 1.2%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(c)	3,000,000	1,838
7.125% due 05/15/2030 •(c)	7,000,000	4,222

	SHARES	MARKET VALUE (000S)

General Electric Co.
5.000% due 01/21/2021 •(c)	9,095,000	$7,520

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (c)	3,000,000	2,567

		16,147

UTILITIES 0.8%

AT&T, Inc.
2.875% due 03/02/2025 •(c)	6,700,000	6,659

Dominion Energy, Inc.
4.650% due 12/15/2024 •(c)	4,000,000	3,597

		10,256

Total Preferred Securities (Cost $591,972)		523,201

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 23.5%

REPURCHASE AGREEMENTS (f) 22.8%
		301,210

U.S. TREASURY BILLS 0.7%
0.505% due 04/07/2020 - 05/28/2020 (a)(b)(j)	$8,909	8,908

Total Short-Term Instruments (Cost $310,115)		310,118

Total Investments in Securities (Cost $1,602,554)		1,431,940

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	5,262	52

Total Short-Term Instruments (Cost $52)		52

Total Investments in Affiliates (Cost $52)		52

Total Investments 108.2% (Cost $1,602,606)		$1,431,992

Financial Derivative Instruments (h)(i) 0.1% (Cost or Premiums, net $(595))		1,764

Other Assets and Liabilities, net (8.3)%		(110,142)

Net Assets 100.0%		$1,323,614

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	06/15/2020	05/16/2017	$ 3,682	$3,028	0.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2020	04/01/2020	$5,410	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(5,524)	$5,410	$5,410
JPS	0.000	04/01/2020	04/02/2020	126,900	U.S. Treasury Bonds 3.000% due 11/15/2044	(130,534)	126,900	126,900
	0.010	03/31/2020	04/01/2020	94,000	U.S. Treasury Bonds 3.000% due 11/15/2044	(95,968)	94,000	94,000
NOM	0.000	03/31/2020	04/01/2020	74,900	U.S. Treasury Bonds 6.250% due 08/15/2023	(76,640)	74,900	74,900

Total Repurchase Agreements						$(308,666)	$301,210	$301,210

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
CFR	(1.350)%	02/21/2020	TBD	(3)	EUR	(684)	$(753)
	(0.500)	01/16/2020	TBD	(3)		(2,675)	(2,950)
DBL	0.750	03/20/2020	06/22/2020			(18,289)	(20,176)
	2.000	03/20/2020	06/22/2020		GBP	(14,806)	(18,403)

Total Reverse Repurchase Agreements							$(42,282)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
CFR	$0	$(3,703)	$0	$(3,703)	$3,583	$(120)
DBL	0	(38,579)	0	(38,579)	53,541	14,962
FICC	5,410	0	0	5,410	(5,524)	(114)
JPS	220,900	0	0	220,900	(226,502)	(5,602)
NOM	74,900	0	0	74,900	(76,640)	(1,740)

Total Borrowings and Other Financing Transactions	$301,210	$(42,282)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(20,176)	$(3,703)	$(23,879)
Preferred Securities	0	0	(18,403)	0	(18,403)

Total Borrowings	$0	$0	$(38,579)	$(3,703)	$(42,282)

Payable for reverse repurchase agreements					$(42,282)

(g)	Securities with an aggregate market value of $56,519 and cash of $605 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(2,119) at a weighted average interest rate of 0.384%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	133

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2020	15	$1,880	$76	$0	$(1)
U.S. Treasury 10-Year Note June Futures	06/2020	117	16,226	666	0	(16)

				$742	$0	$(17)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	195	$(37,101)	$496	$234	$(224)
United Kingdom Long Gilt June Futures	06/2020	231	(39,076)	(607)	144	(115)

				$(111)	$378	$(339)

Total Futures Contracts				$631	$378	$(356)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month GBP-LIBOR	0.750%	Semi-Annual	03/18/2030	GBP	6,400	$67	$(201)	$(134)	$0	$(9)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		700	17	(56)	(39)	0	(2)

Total Swap Agreements							$84	$(257)	$(173)	$0	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$378	$0	$378	$0	$(356)	$(11)	$(367)

Cash of $3,048 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	90,548		$116,753	$4,283	$0

BPS	04/2020		7,616		9,433	83	(110)
	04/2020		$84,496	EUR	76,474	592	(746)
	04/2020		10,252	GBP	8,181	135	(225)
	05/2020	EUR	5,651		$6,264	24	0

BRC	04/2020		$96,197	GBP	78,698	1,553	0
	05/2020	GBP	78,697		$96,260	0	(1,558)

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	04/2020	AUD	40,207		$26,553	$1,822	$0
	04/2020	EUR	55,921		61,307	0	(369)
	04/2020	GBP	14,753		18,703	591	(212)
	04/2020		$12,214	EUR	11,095	182	(160)
	04/2020		3,943	GBP	3,044	0	(162)

FBF	04/2020		3,215		2,513	0	(93)

GLM	04/2020		19,791	EUR	18,316	410	0

HUS	04/2020	GBP	508		$599	0	(32)

JPM	04/2020		$7,648	GBP	6,180	28	0
	05/2020	EUR	12,569		$13,838	0	(42)
	05/2020	GBP	6,180		7,654	0	(27)

RYL	04/2020		$17,406	GBP	14,810	990	0

SCX	05/2020	EUR	276,071		$303,302	0	(1,564)

TOR	04/2020		337,325		371,195	0	(840)
	04/2020		$26,213	AUD	39,891	0	(1,676)

UAG	04/2020	EUR	1,279		$1,454	43	0

Total Forward Foreign Currency Contracts						$10,736	$(7,816)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
MYC	Standard Chartered PLC	(1.000)%	Quarterly	12/20/2024	2.113%	EUR	2,800	$36	$120	$156	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	Deutsche Bank AG	1.000%	Quarterly	12/20/2024	5.208%	EUR	6,900	$(715)	$(608)	$0	$(1,323)

Total Swap Agreements								$(679)	$(488)	$156	$(1,323)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged /(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$4,283	$0	$0	$4,283	$0	$0	$0	$0	$4,283	$(4,720)	$(437)
BPS	834	0	0	834	(1,081)	0	(1,323)	(2,404)	(1,570)	1,582	12
BRC	1,553	0	0	1,553	(1,558)	0	0	(1,558)	(5)	0	(5)
CBK	2,595	0	0	2,595	(903)	0	0	(903)	1,692	(1,925)	(233)
FBF	0	0	0	0	(93)	0	0	(93)	(93)	261	168
GLM	410	0	0	410	0	0	0	0	410	(380)	30
HUS	0	0	0	0	(32)	0	0	(32)	(32)	0	(32)
JPM	28	0	0	28	(69)	0	0	(69)	(41)	0	(41)
MYC	0	0	156	156	0	0	0	0	156	0	156
RYL	990	0	0	990	0	0	0	0	990	(1,250)	(260)
SCX	0	0	0	0	(1,564)	0	0	(1,564)	(1,564)	0	(1,564)
TOR	0	0	0	0	(2,516)	0	0	(2,516)	(2,516)	2,477	(39)
UAG	43	0	0	43	0	0	0	0	43	0	43

Total Over the Counter	$10,736	$0	$156	$10,892	$(7,816)	$0	$(1,323)	$(9,139)

(j)

Securities with an aggregate market value of $4,367 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	135

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$378	$378

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,736	$0	$10,736
Swap Agreements	0	156	0	0	0	156

	$0	$156	$0	$10,736	$0	$10,892

	$0	$156	$0	$10,736	$378	$11,270

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$356	$356
Swap Agreements	0	0	0	0	11	11

	$0	$0	$0	$0	$367	$367

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,816	$0	$7,816
Swap Agreements	0	1,323	0	0	0	1,323

	$0	$1,323	$0	$7,816	$0	$9,139

	$0	$1,323	$0	$7,816	$367	$9,506

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,409	$1,409
Swap Agreements	0	(1,448)	0	0	(687)	(2,135)

	$0	$(1,448)	$0	$0	$722	$(726)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,165	$0	$14,165
Swap Agreements	0	45	0	0	817	862

	$0	$45	$0	$14,165	$817	$15,027

	$0	$(1,403)	$0	$14,165	$1,539	$14,301

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$672	$672
Swap Agreements	0	0	0	0	(45)	(45)

	$0	$0	$0	$0	$627	$627

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$378	$0	$378
Swap Agreements	0	(637)	0	0	0	(637)

	$0	$(637)	$0	$378	$0	$(259)

	$0	$(637)	$0	$378	$627	$368

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,756	$0	$2,756
Corporate Bonds & Notes
Banking & Finance	0	558,447	0	558,447
Industrials	0	21,401	0	21,401
Utilities	0	16,017	0	16,017
Preferred Securities
Banking & Finance	45,690	451,108	0	496,798
Industrials	0	16,147	0	16,147
Utilities	0	10,256	0	10,256
Short-Term Instruments
Repurchase Agreements	0	301,210	0	301,210
U.S. Treasury Bills	0	8,908	0	8,908

	$45,690	$1,386,250	$0	$1,431,940

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52	$0	$0	$52

Total Investments	$45,742	$1,386,250	$0	$1,431,992

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$378	$0	$0	$378
Over the counter	0	10,892	0	10,892

	$378	$10,892	$0	$11,270

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(356)	(11)	0	(367)
Over the counter	0	(9,139)	0	(9,139)

	$(356)	$(9,150)	$0	$(9,506)

Total Financial Derivative Instruments	$22	$1,742	$0	$1,764

Totals	$45,764	$1,387,992	$0	$1,433,756

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	137

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class

138	PIMCO CREDIT BOND FUNDS

March 31, 2020

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Diversified Income Fund	Daily	Monthly

PIMCO High Yield Spectrum Fund	Daily	Monthly

PIMCO Long-Term Credit Bond Fund	Daily	Monthly

PIMCO Low Duration Income Fund	Daily	Monthly

PIMCO Senior Floating Rate Fund	Daily	Monthly

PIMCO Credit Opportunities Bond Fund	Quarterly	Quarterly

PIMCO Preferred and Capital Securities Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that

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Notes to Financial Statements (Cont.)

becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good

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faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and

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Notes to Financial Statements (Cont.)

liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the

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availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Diversified Income Fund	$30,543	$831	$0	$0	$(756)	$30,618	$831	$0

PIMCO High Yield Spectrum Fund	0	20,013	(20,011)	(2)	0	0	36	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Credit Opportunities Bond Fund	$53,310	$375,801	$(386,500)	$(168)	$(272)	$42,171	$1,401	$0

PIMCO Diversified Income Fund	164,619	1,700,054	(1,863,300)	50	(91)	1,332	7,855	0

PIMCO High Yield Spectrum Fund	136,630	502,556	(615,500)	(174)	(70)	23,442	1,756	0

PIMCO Long-Term Credit Bond Fund	267	1,963,836	(1,941,600)	(285)	21	22,239	535	0

PIMCO Low Duration Income Fund	267,381	3,419,785	(3,659,300)	(637)	(71)	27,158	3,585	0

PIMCO Senior Floating Rate Fund	24,177	178,145	(160,300)	(76)	(48)	41,898	444	0

PIMCO Preferred and Capital Securities Fund	150	2	(100)	0	0	52	2	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments   are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable

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from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally,

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Notes to Financial Statements (Cont.)

a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities   (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance

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of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of a LIBOR-based variable rate plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused maximum available commitment amounts. As of March 31, 2020, if applicable, any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Interest and commitment and upfront fees, if any, paid by the Funds are disclosed as part of the interest expense on the Statements of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Funds	Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

PIMCO High Yield Spectrum Fund	$35,000,000	09/01/2020	$88,900

PIMCO Senior Floating Rate Fund	$45,000,000	09/01/2020	$141,324

*

Maximum available commitment prior to renewal on September 3, 2019, for PIMCO High Yield Spectrum Bond and PIMCO Senior Floating Rate Fund was $48,000,000 and $91,000,000, respectively. The agreements expire on September 1, 2020 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially

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the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund

Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The

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financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Notes to Financial Statements (Cont.)

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its

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obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the

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agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund	PIMCO Preferred and Capital Securities Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

Capital Securities	—	—	—	—	—	—	X

Preferred Securities	—	—	—	—	—	—	X

Concentration in Banking Industries	—	—	—	—	—	—	X

Contingent Convertible Securities	—	—	—	—	X	—	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

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Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund	PIMCO Preferred and Capital Securities Fund

Issuer	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	—	X

Mortgage-Related and Other Asset-Backed Securities	X	X	—	X	X	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	—	X

Leveraging	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X

Subsidiary	—	—	—	—	—	—	X

Regulation S Securities	—	—	—	—	—	—	X

Short Exposure	X	X	X	X	X	X	X

Convertible Securities	X	—	—	—	—	—	—

Senior Loan	X	—	—	—	—	X	—

Distribution Rate	—	—	—	—	X	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Capital Securities Risk  is the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the PIMCO Preferred and Capital Securities Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk  is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk  is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including

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the risk that a court will subordinate high yield senior debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries.

Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

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Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Regulation S Securities Risk  is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in

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Notes to Financial Statements (Cont.)

systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market

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value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C
PIMCO Credit Opportunities Bond Fund	0.60%	0.30%	0.40%	0.50%	(2)*	N/A	0.45%		0.45%
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.50%	(2)	0.30%	0.45%		0.45%
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	0.50%	(2)	N/A	0.40%		0.40%
PIMCO Long-Term Credit Bond Fund	0.30%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A
PIMCO Low Duration Income Fund	0.30%	0.20%	0.30%	0.40%	(2)	N/A	0.35%		0.35%
PIMCO Senior Floating Rate Fund	0.40%	0.30%	0.40%	N/A		N/A	0.35%		0.35%
PIMCO Preferred and Capital Securities Fund(1)	0.44%	0.35%	0.45%	0.55%	(2)	N/A	0.45%		0.45%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(2)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Low Duration Income Fund	0.30%	0.25%

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund are subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees are charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Under certain circumstances, the redemption fee may be waived. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

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Prior to July 31, 2018, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Low Duration Income Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2020, were as follows (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Low Duration Income Fund	$47	$430	$30	$507

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(g) Acquired Fund Fees and Expenses  PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2020, the amount was $775,807. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$8,348	$91,383

PIMCO Diversified Income Fund	120,280	6,016

PIMCO High Yield Spectrum Fund	2,019	167,653

PIMCO Long-Term Credit Bond Fund	146,663	478,487

PIMCO Low Duration Income Fund	274,396	141,095

PIMCO Senior Floating Rate Fund	0	22,266

PIMCO Preferred and Capital Securities Fund	92,605	120,428

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	MARCH 31, 2020	159

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$124,486	$141,900	$350,080	$342,292

PIMCO Diversified Income Fund	4,993,238	4,460,477	1,296,080	454,604

PIMCO High Yield Spectrum Fund	25,119	14,863	128,248	553,905

PIMCO Long-Term Credit Bond Fund	7,682,734	7,681,731	1,645,357	1,477,311

PIMCO Low Duration Income Fund	31,531,251	28,887,379	2,472,084	1,181,413

PIMCO Senior Floating Rate Fund	0	0	135,518	182,798

PIMCO Preferred and Capital Securities Fund	0	0	1,429,502	605,334

†	A zero balance may reflect actual amounts rounding to less than one thousand.

160	PIMCO CREDIT BOND FUNDS

March 31, 2020

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Opportunities Bond Fund				PIMCO Diversified Income Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	21,509	$214,927	10,634	$105,740	124,907	$1,384,119	66,814		$709,105

I-2	4,544	44,714	2,539	25,145	45,146	497,874	9,094		96,748

I-3	N/A	N/A	N/A	N/A	1,733	18,951	456	(a)	4,858	(a)

Administrative Class	N/A	N/A	N/A	N/A	3,442	38,110	14,299		148,389

Class A	1,377	13,815	742	7,426	23,272	256,516	8,802		93,395

Class C	121	1,206	112	1,092	3,356	37,209	2,142		22,549
Issued as reinvestment of distributions

Institutional Class	1,059	10,494	1,449	14,182	12,296	135,966	10,690		113,451

I-2	230	2,263	253	2,465	998	11,038	460		4,879

I-3	N/A	N/A	N/A	N/A	41	457	3	(a)	35	(a)

Administrative Class	N/A	N/A	N/A	N/A	694	7,675	196		2,102

Class A	79	777	112	1,099	1,301	14,396	839		8,907

Class C	17	163	22	212	218	2,413	210		2,225
Cost of shares redeemed

Institutional Class	(26,196)	(261,302)	(17,867)	(176,850)	(99,637)	(1,090,394)	(73,208)		(774,380)

I-2	(3,523)	(34,316)	(3,735)	(36,661)	(28,871)	(303,111)	(6,015)		(63,652)

I-3	N/A	N/A	N/A	N/A	(771)	(8,418)	(126	)(a)	(1,330	)(a)

Administrative Class	N/A	N/A	N/A	N/A	(2,889)	(31,430)	(1,073)		(11,421)

Class A	(1,626)	(15,817)	(1,518)	(15,085)	(18,659)	(205,130)	(10,627)		(112,687)

Class C	(153)	(1,508)	(293)	(2,869)	(2,763)	(30,329)	(3,230)		(34,275)

Net increase (decrease) resulting from Fund share transactions	(2,562)	$(24,584)	(7,550)	$(74,104)	63,814	$735,912	19,726		$208,898

ANNUAL REPORT	MARCH 31, 2020	161

Notes to Financial Statements (Cont.)

	PIMCO High Yield Spectrum Fund						PIMCO Long-Term Credit Bond Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	11,802	$114,924	24,352		$235,028		74,209	$945,065	85,077	$959,531

I-2	9,172	88,789	9,115		87,705		76,109	913,081	2,485	27,996

I-3	131	1,285	224	(a)	2,097	(a)	N/A	N/A	N/A	N/A

Class A	2,616	25,490	2,725		26,319		N/A	N/A	N/A	N/A

Class C	212	2,080	173		1,682		N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	2,128	20,777	3,640		35,138		13,375	169,882	17,726	198,337

I-2	1,026	9,948	1,045		10,079		2,819	36,025	334	3,736

I-3	5	44	3	(a)	28	(a)	N/A	N/A	N/A	N/A

Class A	334	3,235	395		3,819		N/A	N/A	N/A	N/A

Class C	37	358	46		440		N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(64,310)	(631,552)	(32,812)		(315,905)		(119,006)	(1,478,867)	(76,717)	(864,314)

I-2	(14,477)	(135,288)	(5,621)		(54,168)		(68,705)	(804,433)	(1,330)	(14,867)

I-3	(305)	(2,969)	(6	)(a)	(55	)(a)	N/A	N/A	N/A	N/A

Class A	(3,653)	(35,009)	(5,157)		(49,776)		N/A	N/A	N/A	N/A

Class C	(286)	(2,716)	(457)		(4,396)		N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(55,568)	$(540,604)	(2,335)		$(21,965)		(21,199)	$(219,247)	27,575	$310,419

162	PIMCO CREDIT BOND FUNDS

March 31, 2020

PIMCO Low Duration Income Fund						PIMCO Senior Floating Rate Fund				PIMCO Preferred and Capital Securities Fund

Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020				Year Ended 03/31/2019

Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount	Shares		Amount		Shares		Amount

138,482	$1,183,176	214,988		$1,827,236		8,053	$71,706	9,361	$91,103	104,274		$1,078,445		21,143		$210,868

291,656	2,494,678	239,731		2,037,913		1,864	18,194	3,863	38,036	28,613		298,095		12,954		129,945

4,569	39,250	5,308	(a)	45,090	(a)	N/A	N/A	N/A	N/A	2,443		24,672		1,300	(a)	12,448	(a)

151,107	1,296,372	119,307		1,013,668		1,788	17,491	5,138	50,657	30,453		320,917		12,543		124,676

12,717	108,692	16,953		143,970		374	3,671	2,535	25,007	1,463	(b)	15,617	(b)	N/A		N/A

10,108	86,282	5,102		43,422		674	6,545	2,582	25,423	2,450		25,679		1,066		10,543

8,838	75,346	3,015		25,672		173	1,685	170	1,666	1,095		11,412		582		5,758

266	2,275	64	(a)	543	(a)	N/A	N/A	N/A	N/A	90		935		24	(a)	234	(a)

5,458	46,542	2,529		21,529		343	3,332	409	4,007	1,054		11,001		518		5,103

820	7,000	435		3,706		145	1,409	179	1,756	12	(b)	131	(b)	N/A		N/A

(137,843)	(1,157,264)	(106,376)		(904,747)		(8,853)	(83,558)	(122,587)	(1,208,847)	(47,291)		(492,441)		(7,814)		(78,042)

(233,999)	(1,951,013)	(86,090)		(732,341)		(3,019)	(28,964)	(2,285)	(22,134)	(17,787)		(175,055)		(4,001)		(39,438)

(6,870)	(57,819)	(806	)(a)	(6,801	)(a)	N/A	N/A	N/A	N/A	(667)		(6,426)		(140	)(a)	(1,362	)(a)

(113,424)	(958,767)	(60,922)		(518,234)		(5,260)	(50,376)	(5,919)	(57,879)	(14,737)		(148,658)		(4,526)		(44,737)

(10,518)	(88,968)	(7,042)		(59,897)		(2,666)	(25,529)	(2,482)	(24,206)	(114	)(b)	(1,067	)(b)	N/A		N/A

121,367	$1,125,782	346,196		$2,940,729		(6,384)	$(64,394)	(109,036)	$(1,075,411)	91,351		$963,257		33,649		$335,996

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Inception date of Class C was August 23, 2019.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Senior Floating Rate Fund	0	1	0%	15%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on February 4, 2015, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Preferred and Capital Securities Fund (the “PCS Fund”) in order to effect certain investments for the PCS Fund consistent with the PCS Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The PCS Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PCS Fund and the Subsidiary. The consolidated financial statements include the accounts of the PCS Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PCS Fund and the Subsidiary on March 1, 2015, comprising the entire issued share capital of the Subsidiary, with the intent that the PCS Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 11.7% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	MARCH 31, 2020	163

Notes to Financial Statements (Cont.)

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Credit Opportunities Bond Fund	$6,413	$0	$(29,627)	$(2)	$(56,180)	$0	$0

PIMCO Diversified Income Fund	113	0	(298,780)	(923)	0	0	(915)

PIMCO High Yield Spectrum Fund	4,096	0	(57,793)	(86)	(41,453)	0	0

PIMCO Long-Term Credit Bond Fund	53,766	7,880	76,994	(540)	0	0	0

PIMCO Low Duration Income Fund	23,017	0	(568,093)	(2,701)	(122,409)	0	(21,817)

PIMCO Senior Floating Rate Fund	0	0	(26,336)	(21)	(75,880)	0	0

PIMCO Preferred and Capital Securities Fund	5,632	161	(173,407)	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, non-taxable transactions, interest accrued on defaulted securities, convertible preferred securities, straddle loss deferrals, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Credit Opportunities Bond Fund*	$30,435	$25,745

PIMCO Diversified Income Fund	0	0

PIMCO High Yield Spectrum Fund*	169	41,284

PIMCO Long-Term Credit Bond Fund	0	0

PIMCO Low Duration Income Fund	80,079	42,330

PIMCO Senior Floating Rate Fund*	2,069	73,811

PIMCO Preferred and Capital Securities Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

164	PIMCO CREDIT BOND FUNDS

March 31, 2020

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Credit Opportunities Bond Fund	$337,106	$7,445	$(37,154)	$(29,709)

PIMCO Diversified Income Fund	4,541,251	162,469	(463,036)	(300,567)

PIMCO High Yield Spectrum Fund	345,742	4,784	(62,802)	(58,018)

PIMCO Long-Term Credit Bond Fund	4,191,141	423,557	(346,258)	77,299

PIMCO Low Duration Income Fund	8,477,931	234,830	(804,633)	(569,803)

PIMCO Senior Floating Rate Fund	278,570	259	(26,604)	(26,345)

PIMCO Preferred and Capital Securities Fund	1,607,800	13,979	(187,575)	(173,596)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, convertible preferred securities, non-taxable transactions, interest accrued on defaulted securities, straddle loss deferrals, and Lehman securities.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Credit Opportunities Bond Fund	$16,000	$0	$0	$18,001	$0	$0

PIMCO Diversified Income Fund	185,589	0	0	137,053	0	0

PIMCO High Yield Spectrum Fund	35,915	0	0	51,693	0	0

PIMCO Long-Term Credit Bond Fund	213,296	0	0	154,052	35,117	21,564

PIMCO Low Duration Income Fund	259,370	0	0	115,672	0	0

PIMCO Senior Floating Rate Fund	13,664	0	0	34,021	0	0

PIMCO Preferred and Capital Securities Fund	49,804	0	0	21,249	277	354

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2020	165

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Income Fund, PIMCO Senior Floating Rate Fund and PIMCO Preferred and Capital Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Income Fund, PIMCO Senior Floating Rate Fund and PIMCO Preferred and Capital Securities Fund (seven of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, and for PIMCO Senior Floating Rate Fund, the statement of cash flows for the year ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020, for PIMCO Senior Floating Rate Fund, the results of its cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

166	PIMCO CREDIT BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NOM	Nomura Securities International Inc.

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NXN	Natixis New York

BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities Inc.	RYL	NatWest Markets Plc

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SBI	Citigroup Global Markets Ltd.

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	JML	JP Morgan Securities Plc	SGY	Societe Generale, NY

BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.

CFR	Credit Suisse Securities (Europe) Ltd.	MEI	Merrill Lynch International	STR	State Street FICC Repo

DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

CLP	Chilean Peso	HUF	Hungarian Forint	RUB	Russian Ruble

CNH	Chinese Renminbi (Offshore)	IDR	Indonesian Rupiah	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	INR	Indian Rupee	USD (or $)	United States Dollar

COP	Colombian Peso	JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CNREPOFIX	China Fixing Repo Rates 7-Day	RUONIA	Ruble Overnight Index Average

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0001M	1 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	PRIME	Daily US Prime Rate	US0006M	6 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ADR	American Depositary Receipt	CHILIBOR	Chile Interbank Offered Rate	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

BABs	Build America Bonds	CMBS	Collateralized Mortgage-Backed Security	REMIC	Real Estate Mortgage Investment Conduit

BBR	Bank Bill Rate	DAC	Designated Activity Company	SP - ADR	Sponsored American Depositary Receipt

BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined

CBO	Collateralized Bond Obligation	JSC	Joint Stock Company	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	MARCH 31, 2020	167

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Credit Opportunities Bond Fund	0%	0%	$14,540	$0

PIMCO Diversified Income Fund	0%	0%	100,218	0

PIMCO High Yield Spectrum Fund	0%	0%	31,102	0

PIMCO Long-Term Credit Bond Fund	0%	0%	179,275	0

PIMCO Low Duration Income Fund	0%	0%	259,370	0

PIMCO Senior Floating Rate Fund	0%	0%	13,664	0

PIMCO Preferred and Capital Securities Fund	0%	76.18%	19,976	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

168	PIMCO CREDIT BOND FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the monthly sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended March 31, 2020 calculated as of the end of each month pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

For the fiscal year ending March 31, 2020, the Fund did not distribute dividends that included a return of capital. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Low Duration Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0245	$0.0000	$0.0000	$0.0245

November 2019	0.0245	0.0000	0.0000	0.0245

December 2019	0.0245	0.0000	0.0000	0.0245

January 2020	0.0245	0.0000	0.0000	0.0245

February 2020	0.0245	0.0000	0.0000	0.0245

March 2020	0.0245	0.0000	0.0000	0.0245

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0238	$0.0000	$0.0000	$0.0238

November 2019	0.0238	0.0000	0.0000	0.0238

December 2019	0.0238	0.0000	0.0000	0.0238

January 2020	0.0238	0.0000	0.0000	0.0238

February 2020	0.0238	0.0000	0.0000	0.0238

March 2020	0.0238	0.0000	0.0000	0.0238

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0234	$0.0000	$0.0000	$0.0234

November 2019	0.0234	0.0000	0.0000	0.0234

December 2019	0.0234	0.0000	0.0000	0.0234

January 2020	0.0234	0.0000	0.0000	0.0234

February 2020	0.0234	0.0000	0.0000	0.0234

March 2020	0.0234	0.0000	0.0000	0.0234

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0216	$0.0000	$0.0000	$0.0216

November 2019	0.0216	0.0000	0.0000	0.0216

December 2019	0.0216	0.0000	0.0000	0.0216

January 2020	0.0216	0.0000	0.0000	0.0216

February 2020	0.0216	0.0000	0.0000	0.0216

March 2020	0.0217	0.0000	0.0000	0.0217

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0195	$0.0000	$0.0000	$0.0195

November 2019	0.0195	0.0000	0.0000	0.0195

December 2019	0.0195	0.0000	0.0000	0.0195

January 2020	0.0195	0.0000	0.0000	0.0195

February 2020	0.0195	0.0000	0.0000	0.0195

March 2020	0.0195	0.0000	0.0000	0.0195

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund's net income, yield, earnings or investment performance.

ANNUAL REPORT	MARCH 31, 2020	169

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

170	PIMCO CREDIT BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	171

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

172	PIMCO CREDIT BOND FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	173

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

174	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3003AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO CommoditiesPLUS® Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO COMMODITIESPLUS® STRATEGY FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (cont)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITIESPLUS® STRATEGY FUND

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact of the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which in intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business

6	PIMCO COMMODITIESPLUS® STRATEGY FUND

day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expirations or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	04/27/18	07/31/14	05/28/10	05/28/10	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO COMMODITIESPLUS® STRATEGY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO CommoditiesPLUS® Strategy Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	(37.85)%	(8.62)%	(5.26)%
PIMCO CommoditiesPLUS® Strategy Fund I-2	(37.94)%	(8.73)%	(5.37)%
PIMCO CommoditiesPLUS® Strategy Fund I-3	(37.85)%	(8.75)%	(5.39)%
PIMCO CommoditiesPLUS® Strategy Fund Administrative Class	(38.10)%	(8.86)%	(5.51)%
PIMCO CommoditiesPLUS® Strategy Fund Class A	(38.03)%	(9.01)%	(5.70)%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	(41.44)%	(10.03)%	(6.24)%
PIMCO CommoditiesPLUS® Strategy Fund Class C	(38.61)%	(9.73)%	(6.42)%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	(39.21)%	(9.73)%	(6.42)%
Credit Suisse Commodity Benchmark	(33.24)%	(8.60)%	(6.16)%
Lipper Commodities General Funds Average	(25.29)%	(8.02)%	(7.45)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.01% for the Institutional Class shares, 1.11% for I-2 shares, 1.21% for I-3 shares, 1.26% for Administrative Class shares, 1.46% for Class A shares and 2.21% for Class C shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO COMMODITIESPLUS® STRATEGY FUND

Institutional Class - PCLIX	I-2 - PCLPX	I-3 - PCLNX
Administrative Class - PCPSX	Class A - PCLAX	Class C - PCPCX

Allocation Breakdown as of March 31, 2020†§

Short-Term Instruments‡	43.0%
U.S. Government Agencies	21.1%
Corporate Bonds & Notes	11.8%
U.S. Treasury Obligations	9.8%
Commodities	5.4%
Asset-Backed Securities	4.6%
Non-Agency Mortgage-Backed Securities	2.2%
Sovereign Issues	2.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark, consistent with prudent investments management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investments returns of the commodities futures markets. Fund strategies may change form time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities detracted from absolute performance as broad commodities, as measured by the Credit Suisse Commodity Benchmark Index, posted losses.

»	Overweight exposure to energy commodities detracted from relative performance, as these commodities underperformed the broader Credit Suisse Commodity Benchmark.

»	Overweight exposure to non-Agency mortgage-backed securities detracted from relative performance, as these securities posted negative returns.
»	Overweight exposure to investment grade corporate credit detracted from relative performance, as spreads widened.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. Treasury Inflation Protected Securities detracted from relative performance, as U.S. BEI spreads narrowed.

»	There were no significant factors that contributed to performance.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$656.90	$3.19	$1,000.00	$1,021.15	$3.89	0.77%
I-2	1,000.00	655.10	3.60	1,000.00	1,020.65	4.39	0.87
I-3	1,000.00	656.30	3.81	1,000.00	1,020.40	4.65	0.92
Administrative Class	1,000.00	655.10	4.22	1,000.00	1,019.90	5.15	1.02
Class A	1,000.00	655.70	5.05	1,000.00	1,018.90	6.16	1.22
Class C	1,000.00	652.40	8.14	1,000.00	1,015.15	9.92	1.97

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITIESPLUS® STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

Credit Suisse Commodity Benchmark

The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on a number of physical commodities. The objective of he benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2020	$5.43	$0.08	$(2.09)	$(2.01)	$(0.13)	$0.00	$(0.13)

03/31/2019	6.45	0.10	(0.22)	(0.12)	(0.90)	0.00	(0.90)

03/31/2018	6.25	0.08	0.89	0.97	(0.77)	0.00	(0.77)

03/31/2017	5.37	0.07	0.84	0.91	(0.03)	0.00	(0.03)

03/31/2016	7.22	0.07	(1.80)	(1.73)	(0.12)	0.00	(0.12)

I-2

03/31/2020	5.40	0.08	(2.09)	(2.01)	(0.12)	0.00	(0.12)

03/31/2019	6.42	0.09	(0.22)	(0.13)	(0.89)	0.00	(0.89)

03/31/2018	6.23	0.07	0.89	0.96	(0.77)	0.00	(0.77)

03/31/2017	5.35	0.07	0.84	0.91	(0.03)	0.00	(0.03)

03/31/2016	7.18	0.07	(1.80)	(1.73)	(0.10)	0.00	(0.10)

I-3

03/31/2020	5.39	0.08	(2.08)	(2.00)	(0.12)	0.00	(0.12)

04/27/2018 - 03/31/2019	6.66	0.08	(0.45)	(0.37)	(0.90)	0.00	(0.90)

Administrative Class

03/31/2020	5.42	0.07	(2.10)	(2.03)	(0.11)	0.00	(0.11)

03/31/2019	6.44	0.08	(0.21)	(0.13)	(0.89)	0.00	(0.89)

03/31/2018	6.24	0.07	0.89	0.96	(0.76)	0.00	(0.76)

03/31/2017	5.36	0.06	0.84	0.90	(0.02)	0.00	(0.02)

03/31/2016	7.21	0.05	(1.79)	(1.74)	(0.11)	0.00	(0.11)

Class A

03/31/2020	5.34	0.06	(2.06)	(2.00)	(0.10)	0.00	(0.10)

03/31/2019	6.36	0.08	(0.23)	(0.15)	(0.87)	0.00	(0.87)

03/31/2018	6.17	0.05	0.88	0.93	(0.74)	0.00	(0.74)

03/31/2017	5.31	0.04	0.83	0.87	(0.01)	0.00	(0.01)

03/31/2016	7.14	0.04	(1.78)	(1.74)	(0.09)	0.00	(0.09)

14	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$3.29	(37.85)%	$1,685,272	0.78%		1.01%		0.74%		0.97%		1.65%		514%

5.43	(1.65)	1,894,616	0.81		1.01		0.74		0.94		1.73		322

6.45	17.51	2,899,059	0.77		0.96		0.74		0.93		1.33		105

6.25	17.05	2,072,343	0.75		0.92		0.74		0.91		1.20		211

5.37	(24.24)	2,066,517	0.77		0.95		0.74		0.92		1.03		229

3.27	(37.94)	519,367	0.88		1.11		0.84		1.07		1.55		514

5.40	(1.75)	695,533	0.91		1.11		0.84		1.04		1.60		322

6.42	17.30	423,647	0.87		1.06		0.84		1.03		1.21		105

6.23	16.99	152,612	0.85		1.02		0.84		1.01		1.12		211

5.35	(24.31)	172,294	0.87		1.05		0.84		1.02		1.04		229

3.27	(37.85)	13,977	0.93		1.21		0.89		1.17		1.51		514

5.39	(5.40)	22,023	0.96	*	1.21	*	0.89	*	1.14	*	1.56	*	322

3.28	(38.10)	2,853	1.03		1.26		0.99		1.22		1.44		514

5.42	(1.83)	9,473	1.06		1.26		0.99		1.19		1.44		322

6.44	17.25	4,874	1.02		1.21		0.99		1.18		1.08		105

6.24	16.79	7,293	1.00		1.17		0.99		1.16		1.01		211

5.36	(24.41)	5,778	1.02		1.20		0.99		1.17		0.78		229

3.24	(38.03)	54,682	1.23		1.46		1.19		1.42		1.23		514

5.34	(2.14)	103,029	1.26		1.46		1.19		1.39		1.30		322

6.36	17.07	140,771	1.22		1.41		1.19		1.38		0.89		105

6.17	16.41	46,231	1.23	(e)	1.40	(e)	1.22	(e)	1.39	(e)	0.73		211

5.31	(24.53)	36,444	1.27		1.45		1.24		1.42		0.57		229

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class C

03/31/2020	$5.09	$0.02	$(1.96)	$(1.94)	$(0.07)	$0.00	$(0.07)

03/31/2019	6.11	0.03	(0.21)	(0.18)	(0.84)	0.00	(0.84)

03/31/2018	5.98	0.01	0.84	0.85	(0.72)	0.00	(0.72)

03/31/2017	5.17	(0.00)	0.81	0.81	(0.00)	0.00	(0.00)

03/31/2016	6.97	(0.01)	(1.73)	(1.74)	(0.06)	0.00	(0.06)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

16	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$3.08	(38.61)%	$4,717	1.98%		2.21%		1.94%		2.17%		0.49%	514%

5.09	(2.88)	11,991	2.01		2.21		1.94		2.14		0.53	322

6.11	16.04	12,340	1.97		2.16		1.94		2.13		0.13	105

5.98	15.67	9,766	1.98	(e)	2.15	(e)	1.97	(e)	2.14	(e)	(0.02)	211

5.17	(25.11)	9,166	2.02		2.20		1.99		2.17		(0.21)	229

ANNUAL REPORT	MARCH 31, 2020	17

Consolidated Statement of Assets and Liabilities PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,323,582
Investments in Affiliates	512,601

Financial Derivative Instruments
Exchange-traded or centrally cleared	21,664
Over the counter	23,042
Cash	22,643
Deposits with counterparty	200
Foreign currency, at value	1,134
Receivable for investments sold	268,021
Receivable for investments sold on a delayed-delivery basis	543
Receivable for TBA investments sold	315,877
Receivable for Fund shares sold	96,819
Interest and/or dividends receivable	4,895
Dividends receivable from Affiliates	1,071
Reimbursement receivable from PIMCO	405

Total Assets	3,592,497

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$62,423

Financial Derivative Instruments
Exchange-traded or centrally cleared	12,564
Over the counter	118,457
Payable for investments purchased	154,219
Payable for investments in Affiliates purchased	1,071
Payable for TBA investments purchased	781,379
Deposits from counterparty	14,966
Payable for Fund shares redeemed	164,672
Accrued investment advisory fees	1,208
Accrued supervisory and administrative fees	648
Accrued distribution fees	4
Accrued servicing fees	14
Other liabilities	4

Total Liabilities	1,311,629

Net Assets	$2,280,868

Net Assets Consist of:

Paid in capital	$2,435,964
Distributable earnings (accumulated loss)	(155,096)

Net Assets	$2,280,868

Cost of investments in securities	$2,321,547
Cost of investments in Affiliates	$523,584
Cost of foreign currency held	$1,137
Proceeds received on short sales	$61,216
Cost or premiums of financial derivative instruments, net	$(8,445)

* Includes repurchase agreements of:	$198,708

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$1,685,272
I-2	519,367
I-3	13,977
Administrative Class	2,853
Class A	54,682
Class C	4,717

Shares Issued and Outstanding:

Institutional Class	512,269
I-2	158,694
I-3	4,279
Administrative Class	869
Class A	16,893
Class C	1,529

Net Asset Value Per Share Outstanding(a):

Institutional Class	$3.29
I-2	3.27
I-3	3.27
Administrative Class	3.28
Class A	3.24
Class C	3.08

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	19

Consolidated Statement of Operations PIMCO CommoditiesPLUS® Strategy Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$47,568
Dividends from Investments in Affiliates	18,002
Miscellaneous income	1
Total Income	65,571

Expenses:

Investment advisory fees	17,549
Supervisory and administrative fees	9,474
Distribution and/or servicing fees - Administrative Class	16
Distribution fees - Class C	67
Servicing fees - Class A	219
Servicing fees - Class C	22
Trustee fees	16
Interest expense	959
Miscellaneous expense	50
Total Expenses	28,372
Waiver and/or Reimbursement by PIMCO	(6,107)
Net Expenses	22,265

Net Investment Income (Loss)	43,306

Net Realized Gain (Loss):

Investments in securities	20,921
Investments in Affiliates	(2,539)
Exchange-traded or centrally cleared financial derivative instruments	(70,558)
Over the counter financial derivative instruments	(983,645)
Short sales	(611)
Foreign currency	(527)

Net Realized Gain (Loss)	(1,036,959)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(2,905)
Investments in Affiliates	(8,960)
Exchange-traded or centrally cleared financial derivative instruments	(41,644)
Over the counter financial derivative instruments	(95,644)
Short sales	485
Foreign currency assets and liabilities	(95)

Net Change in Unrealized Appreciation (Depreciation)	(148,763)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,142,416)

* Foreign tax withholdings	$11

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$43,306	$56,960
Net realized gain (loss)	(1,036,959)	25,754
Net change in unrealized appreciation (depreciation)	(148,763)	(143,526)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,142,416)	(60,812)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(45,463)	(395,633)
I-2	(17,042)	(87,192)
I-3	(477)	(2,823	)(a)
Administrative Class	(134)	(1,077)
Class A	(1,772)	(18,163)
Class C	(127)	(2,217)

Total Distributions(b)	(65,015)	(507,105)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	751,634	(176,109)

Total Increase (Decrease) in Net Assets	(455,797)	(744,026)

Net Assets:

Beginning of year	2,736,665	3,480,691
End of year	$2,280,868	$2,736,665

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	21

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.8%

CORPORATE BONDS & NOTES 14.6%

BANKING & FINANCE 7.1%

AerCap Ireland Capital DAC
4.250% due 07/01/2020		$1,000	$987
4.625% due 10/30/2020		1,800	1,746

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	112

Ally Financial, Inc.
4.250% due 04/15/2021		$2,300	2,259
7.500% due 09/15/2020		100	102
8.000% due 11/01/2031		1,600	1,848

American Tower Corp.
2.800% due 06/01/2020		2,100	2,084
3.450% due 09/15/2021		1,500	1,509

Aviation Capital Group LLC
7.125% due 10/15/2020		600	593

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		100	90

Barclays Bank PLC
7.625% due 11/21/2022 (f)		400	409

CNH Industrial Capital LLC
4.375% due 11/06/2020		800	793

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)	EUR	1,100	1,168
6.625% due 06/29/2021 •(e)(f)		200	212

Crown Castle International Corp.
3.400% due 02/15/2021		$1,500	1,510

Deutsche Bank AG
4.250% due 10/14/2021		5,400	5,141

Equinix, Inc.
2.875% due 02/01/2026	EUR	300	320

Ford Motor Credit Co. LLC
2.343% due 11/02/2020		$3,200	3,088
2.425% due 06/12/2020		1,500	1,466
2.728% (US0003M + 0.880%) due 10/12/2021 ~		5,500	5,059
3.157% due 08/04/2020		3,700	3,627

General Motors Financial Co., Inc.
2.728% (US0003M + 0.850%) due 04/09/2021 ~		6,400	5,762
3.200% due 07/13/2020		2,800	2,792

International Lease Finance Corp.
8.250% due 12/15/2020		2,900	2,884

Jyske Realkredit A/S
1.000% due 04/01/2020	DKK	67,200	9,927

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		$5,100	4,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Corp.
5.000% due 10/26/2020		$300	$297
5.875% due 03/25/2021		200	197

Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2020	DKK	104,200	15,393

Nykredit Realkredit A/S
1.000% due 04/01/2020		258,400	38,173
2.000% due 04/01/2020		83,900	12,395

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$300	271

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		3,600	3,263
4.519% due 06/25/2024 •		2,300	2,319
7.500% due 08/10/2020 •(e)(f)		2,785	2,568
8.625% due 08/15/2021 •(e)(f)		730	716

Springleaf Finance Corp.
8.250% due 12/15/2020		500	503

State Bank of India
2.850% (US0003M + 0.950%) due 04/06/2020 ~		6,300	6,299

UBS Group AG
3.618% due 04/14/2021 •		18,300	17,924

Waha Aerospace BV
3.925% due 07/28/2020		100	100

			160,884

INDUSTRIALS 5.9%

Allergan Sales LLC
5.000% due 12/15/2021		3,600	3,732

Allergan, Inc.
3.375% due 09/15/2020		900	910

Anthem, Inc.
2.500% due 11/21/2020		500	498

AutoNation, Inc.
3.350% due 01/15/2021		800	796

BAT Capital Corp.
2.294% due 08/14/2020 •		10,100	9,935

Bayer U.S. Finance LLC
3.000% due 10/08/2021		1,300	1,288

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		200	208

Charter Communications Operating LLC
3.579% due 07/23/2020		2,458	2,451
4.464% due 07/23/2022		2,990	3,092

CVS Health Corp.
1.719% (US0003M + 0.720%) due 03/09/2021 ~		3,000	2,939

Danone S.A.
2.077% due 11/02/2021		5,000	5,009

22	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
4.420% due 06/15/2021	$13,800	$13,953

Delta Air Lines, Inc.
2.600% due 12/04/2020	2,200	2,101
3.625% due 03/15/2022	5,500	5,152

DISH DBS Corp.
5.125% due 05/01/2020	1,400	1,394

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	1,700	1,692

EMC Corp.
2.650% due 06/01/2020	1,485	1,482

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~	5,600	5,540

EQT Corp.
4.875% due 11/15/2021	689	565

ERAC USA Finance LLC
2.600% due 12/01/2021	800	801
5.250% due 10/01/2020	400	406

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~	7,200	7,060

General Electric Co.
5.550% due 05/04/2020	300	301

Heathrow Funding Ltd.
4.875% due 07/15/2023	150	158

Hewlett Packard Enterprise Co.
2.620% (US0003M + 0.720%) due 10/05/2021 ~	12,300	11,585

Imperial Brands Finance PLC
2.950% due 07/21/2020	5,000	4,991
3.750% due 07/21/2022	200	200

JT International Financial Services BV
3.500% due 09/28/2023	200	209

Komatsu Finance America, Inc.
2.437% due 09/11/2022	2,000	2,009

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~	9,100	8,957

Microchip Technology, Inc.
3.922% due 06/01/2021	100	97

Mylan NV
3.150% due 06/15/2021	6,700	6,641
3.750% due 12/15/2020	170	169

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	4,000	3,980

Pioneer Natural Resources Co.
3.450% due 01/15/2021	800	772

Reynolds American, Inc.
3.250% due 06/12/2020	2,100	2,094
6.875% due 05/01/2020	1,200	1,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	$1,575	$1,550
5.750% due 05/15/2024	100	94

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,688	1,685

Syngenta Finance NV
3.698% due 04/24/2020	3,900	3,893
3.933% due 04/23/2021	300	283

Telefonica Emisiones S.A.
5.134% due 04/27/2020	1,000	1,002

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~	5,410	5,410

Time Warner Cable LLC
4.000% due 09/01/2021	1,700	1,704
4.125% due 02/15/2021	500	502

Toyota Industries Corp.
3.110% due 03/12/2022	200	202

TransCanada PipeLines Ltd.
3.750% due 10/16/2023	100	104

VMware, Inc.
2.300% due 08/21/2020	2,900	2,869

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	1,200	1,200

		134,868

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/02/2020 (g)	1,726	1,734
3.870% due 09/02/2021 (g)	1,726	1,753

		3,487

UTILITIES 1.5%

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~	5,000	4,856
2.781% (US0003M + 0.950%) due 07/15/2021 ~	2,900	2,850
4.100% due 02/15/2028	322	339

British Transco International Finance BV
0.000% due 11/04/2021 (c)	600	586

Duke Energy Corp.
2.204% (US0003M + 0.500%) due 05/14/2021 ~	8,300	8,214

Entergy Corp.
5.125% due 09/15/2020	4,400	4,399

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	1,100	1,084

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~	$3,700	$3,642

Sprint Communications, Inc.
7.000% due 08/15/2020	3,900	3,938

Sprint Corp.
7.250% due 09/15/2021	900	933

Verizon Communications, Inc.
3.376% due 02/15/2025	392	421
4.016% due 12/03/2029	2,587	2,934

		34,196

Total Corporate Bonds & Notes (Cost $340,797)		333,435

U.S. GOVERNMENT AGENCIES 26.2%

Fannie Mae
1.347% due 03/25/2049 •	13,209	13,049
1.377% due 10/25/2036 •	24	23
1.397% due 08/25/2037 •	870	863
2.125% due 04/24/2026	6,400	6,895
4.230% due 05/01/2038 •	4,767	4,832

Freddie Mac
1.085% due 07/15/2036 •	350	347
1.155% due 05/15/2032 - 09/15/2042 •	2,354	2,339
1.305% due 12/15/2037 •	283	283
1.325% due 10/15/2037 •	671	673

Ginnie Mae
0.651% due 10/16/2053 ~(a)	3,988	99
1.173% due 02/20/2049 •	12,790	12,665
1.881% due 10/20/2043 •	6,240	6,222
2.266% due 08/20/2068 •	5,680	5,483

NCUA Guaranteed Notes
1.576% due 12/08/2020 •	684	684

Small Business Administration
4.840% due 05/01/2025	75	79
4.990% due 09/01/2024	65	69
5.160% due 02/01/2028	47	51
5.310% due 05/01/2027	101	109
5.510% due 11/01/2027	39	42
5.820% due 06/01/2026	66	71
5.870% due 07/01/2028	34	37
6.020% due 08/01/2028	18	19
6.770% due 11/01/2028	91	101

Uniform Mortgage-Backed Security
3.500% due 02/01/2045 - 03/01/2048	14,870	15,762

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2050	5,000	5,289
4.000% due 04/01/2050 - 05/01/2050	488,500	521,545

Total U.S. Government Agencies (Cost $587,002)		597,631

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 12.2%

U.S. Treasury Bonds
3.000% due 05/15/2045	$2,010	$2,735

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022	106	105
0.125% due 07/15/2026	12,483	12,604
0.250% due 07/15/2029	1,007	1,047
0.375% due 07/15/2023	299	301
0.375% due 07/15/2025 (j)	22,624	23,087
0.375% due 01/15/2027	160	164
0.375% due 07/15/2027	11,662	12,008
0.500% due 01/15/2028	7,163	7,470
0.625% due 07/15/2021 (j)	1,373	1,360
0.625% due 01/15/2026	6,839	7,068
0.750% due 02/15/2042	6,952	7,792
0.875% due 02/15/2047	1,998	2,380
1.000% due 02/15/2049	4,305	5,360
1.250% due 07/15/2020 (j)	9,947	9,855
1.375% due 02/15/2044 (j)	3,387	4,348
1.375% due 02/15/2044	9,374	12,037
1.750% due 01/15/2028	111	126
2.125% due 02/15/2040	1,396	1,954
2.125% due 02/15/2041	118	164
2.500% due 01/15/2029 (j)	31,657	38,882
3.375% due 04/15/2032	1,163	1,644
3.875% due 04/15/2029	2,484	3,352

U.S. Treasury Notes
1.625% due 05/15/2026	28,700	30,636
2.000% due 02/15/2025 (j)	36,800	39,669
2.750% due 02/15/2024 (j)	46,900	51,290

Total U.S. Treasury Obligations (Cost $257,948)		277,438

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.7%

Adjustable Rate Mortgage Trust
4.628% due 07/25/2035 ~	175	160

American Home Mortgage Investment Trust
3.033% due 09/25/2045 •	1	1

Banc of America Funding Trust
4.034% due 05/20/2036 ^~	476	429

BCAP LLC Trust
3.832% due 01/26/2034 ~	9	9

Bear Stearns Adjustable Rate Mortgage Trust
4.252% due 01/25/2035 ~	262	226

Bear Stearns ALT-A Trust
4.457% due 07/25/2035 ^~	823	609

Bear Stearns Structured Products, Inc. Trust
3.726% due 01/26/2036 ^~	84	68

Chase Mortgage Finance Trust
4.227% due 02/25/2037 ~	128	121
4.363% due 02/25/2037 ~	205	190
5.500% due 12/25/2022 ^	462	281

24	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ChaseFlex Trust
6.300% due 06/25/2036 ^~		$73	$59

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.227% due 01/25/2035 •		5	5

Citigroup Mortgage Loan Trust
4.190% due 11/25/2035 •		119	106

Countrywide Alternative Loan Trust
6.000% due 03/25/2037 ^		8,527	5,225
6.500% due 09/25/2037 ^		1,829	1,070

Countrywide Home Loan Mortgage Pass-Through Trust
3.592% due 11/20/2034 ~		486	436
3.900% due 08/20/2035 ^~		2,087	1,769

Credit Suisse Mortgage Capital Certificates
6.000% due 05/27/2037		5	5

Eurosail PLC
1.456% due 06/13/2045 •	GBP	2,034	2,447

First Horizon Alternative Mortgage Securities Trust
3.547% due 04/25/2035 ~		$330	306

Grecale RMBS SRL
0.114% due 01/27/2061 •	EUR	32	35

GS Mortgage Securities Trust
3.849% due 12/10/2043		$106	106

GSR Mortgage Loan Trust
4.098% due 09/25/2035 ~		12	12
4.154% due 11/25/2035 ~		166	157

HarborView Mortgage Loan Trust
0.880% due 03/19/2037 •		997	855
0.955% due 12/19/2036 •		10,202	7,398
1.060% due 11/19/2035 •		836	680
1.113% due 06/20/2035 •		543	504

HomeBanc Mortgage Trust
1.277% due 10/25/2035 •		194	190

IndyMac Mortgage Loan Trust
1.157% due 07/25/2036 •		1,302	1,051
3.903% due 11/25/2035 ^~		262	218

JPMorgan Alternative Loan Trust
6.310% due 08/25/2036 ^þ		3,280	2,901

JPMorgan Mortgage Trust
4.067% due 07/25/2035 ~		101	98
5.141% due 04/25/2035 ~		37	37

MASTR Adjustable Rate Mortgages Trust
4.684% due 11/21/2034 ~		191	182

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.445% due 09/15/2030 •		122	116

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.185% due 06/15/2030 •		12	11

Merrill Lynch Mortgage Investors Trust
3.625% due 05/25/2036 ~		3	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.636% due 12/25/2034 ~		$91	$85
4.304% due 06/25/2035 ~		289	268

Natixis Commercial Mortgage Securities Trust
1.455% due 02/15/2033 •		4,750	4,263

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.327% due 12/25/2035 •		7,547	6,842

Residential Accredit Loans, Inc. Trust
1.127% due 06/25/2046 •		116	34
6.000% due 09/25/2036		304	257
6.000% due 09/25/2036 ^		795	670

Residential Asset Securitization Trust
6.500% due 09/25/2036 ^		9,484	5,628

Structured Adjustable Rate Mortgage Loan Trust
2.531% due 11/25/2034 •		762	640

Structured Asset Mortgage Investments Trust
1.157% due 05/25/2036 •		114	95
1.430% due 05/19/2035 •		64	55

Thornburg Mortgage Securities Trust
2.237% due 03/25/2037 ^•		3,328	2,702

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	9,298	11,219

WaMu Mortgage Pass-Through Certificates Trust
1.317% due 01/25/2045 •		$586	527
1.687% due 11/25/2034 •		286	257
1.747% due 01/25/2045 •		386	355
3.875% due 01/25/2035 ~		58	54
4.215% due 10/25/2034 ~		53	49
4.373% due 06/25/2034 ~		56	51

Wells Fargo Mortgage-Backed Securities Trust
4.093% due 04/25/2036 ~		407	397

Total Non-Agency Mortgage-Backed Securities (Cost $70,186)			62,524

ASSET-BACKED SECURITIES 5.7%

ACE Securities Corp. Home Equity Loan Trust
1.622% due 05/25/2035 •		49	49
1.817% due 05/25/2035 •		837	784
1.847% due 12/25/2034 •		580	509

Asset-Backed Securities Corp. Home Equity Loan Trust
1.177% due 11/25/2036 •		6,600	5,539

Atrium Corp.
2.632% due 04/22/2027 •		3,200	3,154

Babson Euro CLO BV
0.434% due 10/25/2029 •	EUR	799	871

Bear Stearns Asset-Backed Securities Trust
1.447% due 09/25/2046 •		$496	382
1.607% due 02/25/2036 •		8,587	6,190

Benefit Street Partners CLO Ltd.
2.599% due 07/18/2027 •		1,227	1,213

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Street CLO Ltd.
2.861% due 10/15/2025 •		$6,492	$6,438

Carlyle Global Market Strategies Euro CLO DAC
1.200% due 09/21/2029	EUR	391	430

Catamaran CLO Ltd.
2.644% due 01/27/2028 •		$4,172	4,076

CoreVest American Finance Trust
2.968% due 10/15/2049		808	802

Countrywide Asset-Backed Certificates
1.982% due 12/25/2035 •		2,600	2,222

Countrywide Asset-Backed Certificates Trust
2.672% due 11/25/2034 •		2,831	2,399

Countrywide Asset-Backed Certificates Trust, Inc.
1.727% due 11/25/2034 •		352	304
1.802% due 08/25/2034 •		83	79

Dryden Senior Loan Fund
2.731% due 10/15/2027 •		5,107	4,896

Fremont Home Loan Trust
1.087% due 01/25/2037 •		2,223	1,255
1.187% due 10/25/2036 •		7,343	3,166

GSAMP Trust
1.147% due 11/25/2036 •		1,034	548

Halcyon Loan Advisors Funding Ltd.
2.747% due 04/20/2027 •		1,503	1,494

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.997% due 11/25/2034 •		205	189

Jamestown CLO Ltd.
2.521% due 07/15/2026 •		1,268	1,212

Jubilee CLO BV
0.311% due 12/15/2029 •	EUR	1,940	1,994

KVK CLO Ltd.
2.738% due 01/14/2028 •		$550	537

Massachusetts Educational Financing Authority
2.744% due 04/25/2038 •		786	780

Morgan Stanley ABS Capital, Inc. Trust
1.877% due 03/25/2035 •		172	171
1.982% due 07/25/2035 •		7,435	6,710

North Carolina State Education Assistance Authority
1.747% due 07/25/2039 •		4,449	4,380

OCP CLO Ltd.
2.614% due 10/26/2027 •		4,299	4,208
2.631% due 07/15/2027 •		1,953	1,934
2.686% due 04/17/2027 •		943	933

Option One Mortgage Loan Trust
1.087% due 01/25/2037 •		2,596	1,792
1.087% due 03/25/2037 •		2,133	1,488

Palmer Square Loan Funding Ltd.
2.481% due 07/15/2026 •		9,683	9,454

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.922% due 10/25/2034 •		$43	$43

Residential Asset Mortgage Products Trust
1.742% due 06/25/2035 •		161	161

Residential Asset Securities Corp. Trust
1.327% due 02/25/2036 •		135	134

Saxon Asset Securities Trust
1.257% due 09/25/2037 •		1,169	1,053

SLM Private Education Loan Trust
2.955% due 06/16/2042 •		761	763

SLM Student Loan Trust
3.294% due 04/25/2023 •		2,402	2,381

Sound Point CLO Ltd.
2.709% due 01/20/2028 •		8,500	8,266

Soundview Home Loan Trust
1.897% due 10/25/2037 •		1,271	993

Structured Asset Securities Corp. Mortgage Loan Trust
3.081% due 04/25/2035 •		113	104

Sudbury Mill CLO Ltd.
2.986% due 01/17/2026 •		7,027	7,017

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •		203	199
2.711% due 01/15/2026 •		1,586	1,580

TICP CLO Ltd.
2.659% due 04/20/2028 •		20,520	20,008

Tralee CLO Ltd.
2.849% due 10/20/2027 •		3,255	3,205

Venture CLO Ltd.
2.711% due 07/15/2027 •		2,701	2,651

Total Asset-Backed Securities (Cost $137,417)			131,140

SOVEREIGN ISSUES 2.7%

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	3,408	2,233

United Kingdom Gilt
1.250% due 11/22/2027	GBP	35,344	58,448

Total Sovereign Issues (Cost $62,422)			60,681

		OUNCES
COMMODITIES 6.7%
Gold Warehouse Receipts		$102,362	107,859
Silver Warehouse Receipts		55,907	45,239

Total Commodities (Cost $158,269)			153,098

26	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 31.0%

REPURCHASE AGREEMENTS (h) 8.7%
		$198,708

U.S. TREASURY BILLS 22.3%
0.434% due 04/07/2020 - 06/11/2020 (b)(c)(j)(l)	$508,973	508,927

Total Short-Term Instruments (Cost $707,506)		707,635

Total Investments in Securities (Cost $2,321,547)		2,323,582

	SHARES
INVESTMENTS IN AFFILIATES 22.5%

SHORT-TERM INSTRUMENTS 22.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.5%

PIMCO Short Asset Portfolio	37,741,447	366,432

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	14,883,311	$146,169

Total Short-Term Instruments (Cost $523,584)		512,601

Total Investments in Affiliates (Cost $523,584)		512,601

Total Investments 124.3% (Cost $2,845,131)		$2,836,183

Financial Derivative Instruments (i)(k) (3.8)% (Cost or Premiums, net $(8,445))		(86,315)

Other Assets and Liabilities, net (20.5)%		(469,000)

Net Assets 100.0%		$2,280,868

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/02/2021	05/22/2018	$1,726	$1,753	0.08%
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	1,726	1,734	0.08

				$3,452	$3,487	0.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
DEU	0.000%	04/01/2020	04/02/2020	$150,000	U.S. Treasury Bonds 2.500% - 2.750% due 02/15/2046 - 11/15/2047	$(152,442)	$150,000	$150,000
FICC	0.000	03/31/2020	04/01/2020	20,708	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(21,125)	20,708	20,708
RDR	0.000	03/31/2020	04/01/2020	28,000	U.S. Treasury Notes 2.000% due 11/15/2026	(28,641)	28,000	28,000

Total Repurchase Agreements						$(202,208)	$198,708	$198,708

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (2.3)%
Uniform Mortgage-Backed Security, TBA	3.000%	04/01/2050	$31,000	$(31,671)	$(32,510)
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2050	19,000	(19,612)	(20,101)

Total U.S. Government Agencies				(51,283)	(52,611)

U.S. Treasury Obligations (0.4)%
U.S. Treasury Inflation Protected Securities	0.750	07/15/2028	9,147	(9,933)	(9,812)

Total Short Sales (2.7)%				$(61,216)	$(62,423)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$150,000	$0	$0	$0	$150,000	$(152,442)	$(2,442)
FICC	20,708	0	0	0	20,708	(21,125)	(417)
RDR	28,000	0	0	0	28,000	(28,641)	(641)

28	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
BPG	$0	$0	$0	$(9,812)	$(9,812)	$0	$(9,812)

Total Borrowings and Other Financing Transactions	$198,708	$0	$0	$(9,812)

(1)	Payable for short sales includes $17 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(3,766) at a weighted average interest rate of 2.548%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude Calendar Spread April Futures	$0.300	03/19/2021	9	$9	$1	$2
Put - NYMEX Crude Calendar Spread August Futures	0.300	07/19/2021	9	9	1	3
Put - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	9	9	1	3
Put - NYMEX Crude Calendar Spread February Futures	0.300	01/19/2021	9	9	1	3
Put - NYMEX Crude Calendar Spread January Futures	0.300	12/18/2020	9	9	1	3
Put - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	9	9	1	2
Put - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	9	9	1	2
Put - NYMEX Crude Calendar Spread March Futures	0.300	02/19/2021	9	9	1	3
Put - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	9	9	1	2
Put - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	9	9	1	3
Put - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	9	9	1	3
Put - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	9	9	1	3
Put - NYMEX Crude June 2020 Futures	62.000	05/14/2020	275	275	1,448	10,323

Total Purchased Options					$1,460	$10,355

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CMX Gold December 2021 Futures	$4,000.000	11/23/2021	96	$10	$(93)	$(260)
Call - CMX Gold June 2021 Futures	3,500.000	05/25/2021	84	8	(79)	(144)
Call - NYMEX Crude Calendar Spread April Futures	0.300	03/19/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread August Futures	0.300	07/19/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	9	9	(1)	(1)
Call - NYMEX Crude Calendar Spread February Futures	0.300	01/19/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread January Futures	0.300	12/18/2020	9	9	(1)	0
Call - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread March Futures	0.300	02/19/2021	9	9	(1)	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude Calendar Spread May Futures	$0.300	04/19/2021	9	$9	$(1)	$0
Call - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	9	9	(1)	(1)
Call - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	9	9	(1)	(1)
Call - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	9	9	(1)	(1)
Call - NYMEX Crude June 2020 Futures	51.000	05/14/2020	36	36	(38)	(4)
Call - NYMEX Crude June 2020 Futures	52.000	05/14/2020	96	96	(86)	(9)
Call - NYMEX Crude June 2020 Futures	53.000	05/14/2020	288	288	(303)	(26)
Call - NYMEX Crude June 2020 Futures	55.000	05/14/2020	96	96	(115)	(8)
Call - NYMEX Crude May 2020 Futures	40.000	04/16/2020	60	60	(70)	(4)
Call - NYMEX Crude May 2020 Futures	41.500	04/16/2020	56	56	(56)	(3)
Call - NYMEX Crude May 2020 Futures	52.000	04/16/2020	96	96	(104)	(2)
Call - NYMEX Crude May 2020 Futures	54.000	04/16/2020	276	276	(282)	(6)
Call - NYMEX Crude May 2020 Futures	57.000	04/16/2020	84	84	(82)	(1)
Call - NYMEX Crude May 2020 Futures	58.000	04/16/2020	24	24	(26)	0
Call - NYMEX Crude May 2020 Futures	59.000	04/16/2020	48	48	(53)	0
Call - NYMEX Natural Gas Calendar Spread October Futures	0.300	09/25/2020	93	930	(27)	(9)
Put - NYMEX Natural Gas Calendar Spread October Futures	0.600	09/25/2020	93	930	(37)	(164)
Put - NYMEX Natural Gas May 2020 Futures	1.750	04/27/2020	540	5,400	(231)	(954)
Put - NYMEX Natural Gas May 2020 Futures	1.800	04/27/2020	420	4,200	(185)	(884)
Call - NYMEX Natural Gas May 2020 Futures	2.000	04/27/2020	84	840	(28)	(13)
Call - NYMEX Natural Gas May 2020 Futures	2.100	04/27/2020	204	2,040	(71)	(17)
Call - NYMEX WTI-Brent Crude Spread December 2020 Futures	3.000	10/29/2020	24	24	(14)	(22)

Total Written Options					$(1,992)	$(2,534)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum May Futures	05/2020	18	$681	$(36)	$0	$(36)
Brent (ICE) Dubai April Futures	04/2020	6	5	(10)	1	0
Brent (ICE) Dubai August Futures	08/2020	6	4	(11)	0	(2)
Brent (ICE) Dubai December Futures	12/2020	6	5	(9)	0	(2)
Brent (ICE) Dubai July Futures	07/2020	6	5	(10)	0	(2)
Brent (ICE) Dubai June Futures	06/2020	6	6	(9)	0	(1)
Brent (ICE) Dubai May Futures	05/2020	6	6	(9)	0	(1)
Brent (ICE) Dubai November Futures	11/2020	6	5	(10)	0	(1)
Brent (ICE) Dubai October Futures	10/2020	6	4	(10)	0	(2)
Brent (ICE) Dubai September Futures	09/2020	6	4	(11)	0	(1)
Brent 1st Line April Futures	04/2020	97	(500)	(500)	0	(229)
Brent 1st Line April Futures	04/2020	121	(605)	(541)	0	0
Brent 1st Line August Futures	08/2020	22	(55)	(43)	0	(6)
Brent 1st Line December Futures	12/2020	22	(28)	(16)	0	(1)
Brent 1st Line July Futures	07/2020	22	(75)	(62)	0	(15)
Brent 1st Line June Futures	06/2020	8	(35)	(35)	0	(37)
Brent 1st Line June Futures	06/2020	59	(257)	(221)	0	0
Brent 1st Line May Futures	05/2020	8	(39)	(39)	0	(94)
Brent 1st Line May Futures	05/2020	163	(782)	(670)	0	0
Brent 1st Line November Futures	11/2020	22	(31)	(18)	0	(1)
Brent 1st Line October Futures	10/2020	22	(35)	(23)	0	(2)
Brent 1st Line September Futures	09/2020	22	(43)	(31)	0	(4)
Brent 1st Line vs. Dubai 1st Line April Futures	04/2020	205	162	(69)	31	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2020	9	6	(23)	0	(2)
Brent 1st Line vs. Dubai 1st Line December Futures	12/2020	9	8	(21)	0	(2)
Brent 1st Line vs. Dubai 1st Line July Futures	07/2020	9	7	(22)	0	(3)

30	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent 1st Line vs. Dubai 1st Line June Futures	06/2020	54	$51	$(12)	$0	$(13)
Brent 1st Line vs. Dubai 1st Line May Futures	05/2020	158	154	3	0	(13)
Brent 1st Line vs. Dubai 1st Line November Futures	11/2020	9	7	(22)	0	(2)
Brent 1st Line vs. Dubai 1st Line October Futures	10/2020	9	6	(23)	0	(2)
Brent 1st Line vs. Dubai 1st Line September Futures	09/2020	9	5	(24)	0	(2)
Brent Crude December Futures	10/2021	3,530	146,530	(25,664)	3	(671)
Brent Crude July Futures	05/2020	164	4,864	(700)	0	(19)
Brent Crude June Futures	04/2021	52	2,063	(9)	0	(27)
Brent Crude March Futures	01/2021	2	77	0	36	0
Brent Crude March Futures	01/2022	72	3,044	(913)	0	(14)
Brent Crude September Futures	07/2021	346	14,044	(1,179)	0	(69)
Chicago Ethanol (Platts) April Futures	04/2020	85	3,017	(1,728)	0	(196)
Chicago Ethanol (Platts) August Futures	08/2020	47	1,900	(646)	0	(79)
Chicago Ethanol (Platts) December Futures	12/2020	87	3,654	(1,383)	0	(137)
Chicago Ethanol (Platts) February Futures	02/2021	19	806	(309)	0	(30)
Chicago Ethanol (Platts) January Futures	01/2021	19	802	(313)	0	(30)
Chicago Ethanol (Platts) July Futures	07/2020	100	3,959	(943)	0	(179)
Chicago Ethanol (Platts) June Futures	06/2020	187	7,206	(1,772)	0	(373)
Chicago Ethanol (Platts) March Futures	03/2021	19	810	(305)	0	(30)
Chicago Ethanol (Platts) May Futures	05/2020	341	12,639	(3,784)	0	(752)
Chicago Ethanol (Platts) November Futures	11/2020	87	3,636	(1,401)	0	(137)
Chicago Ethanol (Platts) October Futures	10/2020	87	3,608	(1,429)	0	(137)
Chicago Ethanol (Platts) September Futures	09/2020	29	1,191	(561)	0	(49)
Cocoa May Futures	05/2020	16	360	0	0	0
Cocoa September Futures	09/2020	21	476	(1)	0	(1)
Copper May Futures	05/2020	50	6,183	(989)	0	(1,534)
Copper September Futures	09/2020	44	2,461	(363)	84	0
Corn December Futures	12/2020	288	5,148	(63)	2	(18)
Euro-BTP Italy Government Bond June Futures	06/2020	31	4,835	(219)	0	(81)
Gas Oil December Futures	12/2020	1,623	55,831	(18,049)	1,136	0
Gas Oil December Futures	12/2021	44	1,687	(183)	35	0
Gas Oil July Futures	07/2020	10	311	(95)	5	0
Gas Oil May Futures	05/2020	46	1,356	(21)	20	0
Gold 100 oz. December Futures	12/2021	3	482	17	0	(14)
Gold 100 oz. June Futures	06/2021	3	480	21	0	(14)
Hard Red Winter Wheat July Futures	07/2020	523	13,062	1,100	136	(4)
Hard Red Winter Wheat May Futures	05/2020	482	11,881	447	190	0
Henry Hub Natural Gas April Futures	03/2021	19	112	1	0	0
Henry Hub Natural Gas April Futures	03/2022	11	62	(5)	0	0
Henry Hub Natural Gas August Futures	07/2021	19	114	3	0	0
Henry Hub Natural Gas August Futures	07/2022	11	64	(3)	0	0
Henry Hub Natural Gas December Futures	11/2021	19	124	13	0	0
Henry Hub Natural Gas December Futures	11/2022	11	71	4	0	0
Henry Hub Natural Gas February Futures	01/2021	19	129	17	0	0
Henry Hub Natural Gas February Futures	01/2022	11	73	7	0	0
Henry Hub Natural Gas January Futures	12/2020	19	130	19	0	0
Henry Hub Natural Gas January Futures	12/2022	11	75	8	0	0
Henry Hub Natural Gas July Futures	06/2021	19	114	3	0	0
Henry Hub Natural Gas July Futures	06/2022	11	63	(3)	0	0
Henry Hub Natural Gas June Futures	05/2021	19	112	1	0	0
Henry Hub Natural Gas June Futures	05/2022	11	62	(5)	0	0
Henry Hub Natural Gas March Futures	02/2021	19	124	13	0	0
Henry Hub Natural Gas March Futures	02/2022	11	70	3	0	0
Henry Hub Natural Gas May Futures	04/2021	19	111	0	0	0
Henry Hub Natural Gas May Futures	04/2022	11	61	(6)	0	0
Henry Hub Natural Gas November Futures	10/2021	19	117	6	0	0
Henry Hub Natural Gas November Futures	10/2022	11	66	(1)	0	0
Henry Hub Natural Gas October Futures	09/2021	19	115	4	0	0
Henry Hub Natural Gas October Futures	09/2022	11	64	(3)	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas September Futures	08/2021	19	$114	$3	$0	$0
Henry Hub Natural Gas September Futures	08/2022	11	63	(3)	0	0
Lead September Futures	09/2020	51	2,226	(135)	8	(154)
LLS (Argus) vs. WTI Spread Calendar Swap April Futures	04/2020	3	(29)	(29)	6	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures	08/2020	3	(15)	(15)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2020	3	(12)	(12)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures	07/2020	3	(17)	(17)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures	06/2020	3	(19)	(19)	2	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures	05/2020	3	(23)	(23)	3	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2020	3	(13)	(13)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2020	3	(14)	(14)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures	09/2020	3	(15)	(15)	1	0
Natural Gas April Futures	03/2021	368	8,681	451	9	0
Natural Gas July Futures	06/2020	558	10,669	(570)	0	(108)
Natural Gas June Futures	05/2020	10	176	(1)	0	(4)
Natural Gas May Futures	04/2020	1,627	26,683	(3,781)	0	(807)
New York Harbor ULSD December Futures	11/2020	182	8,966	16	0	(57)
New York Harbor ULSD December Futures	11/2021	1	55	0	0	0
New York Harbor ULSD July Futures	06/2020	293	12,817	(3,403)	0	(127)
New York Harbor ULSD June Futures	05/2021	9	471	(3)	0	(5)
New York Harbor ULSD October Futures	09/2020	56	2,673	(1,038)	0	(16)
Nickel May Futures	05/2020	12	825	(108)	0	(166)
Nickel September Futures	09/2020	19	1,316	(23)	10	(32)
Platinum July Futures	07/2020	555	20,255	861	184	0
RBOB Gasoline December Futures	11/2020	34	1,118	(26)	7	0
RBOB Gasoline December Futures	11/2021	5	191	5	0	(1)
RBOB Gasoline July Futures	06/2020	223	6,711	226	0	(92)
RBOB Gasoline June Futures	05/2021	30	1,270	3	7	0
RBOB Gasoline May Futures	04/2020	55	1,369	76	25	(56)
RBOB Gasoline October Futures	09/2020	112	3,530	(2,364)	9	0
RBOB Gasoline September Futures	08/2020	176	5,904	(424)	15	(10)
Soybean May Futures	05/2020	35	1,551	6	7	0
Soybean Meal May Futures	05/2020	23	739	(10)	0	(5)
Soybean November Futures	11/2020	73	3,203	31	17	(4)
U.S. Treasury 5-Year Note June Futures	06/2020	34	4,262	173	0	(2)
U.S. Treasury 10-Year Note June Futures	06/2020	61	8,460	82	0	(9)
U.S. Treasury 30-Year Bond June Futures	06/2020	126	22,562	59	0	(209)
Wheat May Futures	05/2020	77	2,190	34	0	(3)
White Sugar August Futures	07/2020	707	11,697	(540)	0	(212)
WTI Brent Financial April Futures	04/2020	3	(14)	7	1	0
WTI Brent Financial August Futures	08/2020	3	(12)	8	1	0
WTI Brent Financial December Futures	12/2020	3	(11)	9	1	0
WTI Brent Financial July Futures	07/2020	3	(12)	9	1	0
WTI Brent Financial June Futures	06/2020	3	(12)	8	1	0
WTI Brent Financial May Futures	05/2020	3	(12)	8	2	0
WTI Brent Financial November Futures	11/2020	3	(12)	9	1	0
WTI Brent Financial October Futures	10/2020	3	(12)	9	1	0
WTI Brent Financial September Futures	09/2020	3	(12)	8	1	0
WTI Crude December Futures	11/2020	540	18,133	(2,377)	0	0
WTI Crude December Futures	11/2022	84	3,376	(350)	1	0
WTI Crude December Futures	11/2023	397	16,722	(2,673)	0	0
WTI Crude July Futures	06/2021	285	10,400	(4,643)	46	0
WTI Crude June Futures	05/2020	146	3,578	(1,049)	61	0
WTI Crude June Futures	05/2021	1,864	67,514	(8,917)	299	0
WTI Crude June Futures	05/2022	448	17,539	213	1	(4)
WTI Crude June Futures	05/2023	13	534	(117)	0	0
WTI Crude March Futures	02/2021	19	667	1	1	(14)
WTI Crude May Futures	04/2021	285	10,232	(4,910)	40	0
WTI Crude November Futures	10/2020	456	15,007	(7,580)	18	(9)

32	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude September Futures	08/2020	116	$3,610	$(394)	$14	$0
WTI Crude September Futures	08/2021	760	28,150	(3,974)	99	0
WTI Houston (Argus) vs. WTI Trade April Futures	03/2021	25	19	(43)	0	(1)
WTI Houston (Argus) vs. WTI Trade August Futures	07/2020	30	(41)	(17)	15	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2021	25	19	(43)	0	(1)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2021	25	19	(43)	0	(1)
WTI Houston (Argus) vs. WTI Trade February Futures	01/2021	25	4	(58)	6	0
WTI Houston (Argus) vs. WTI Trade January Futures	12/2020	25	0	(62)	9	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2020	30	(59)	(35)	32	(4)
WTI Houston (Argus) vs. WTI Trade July Futures	06/2021	25	19	(43)	0	(1)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2021	25	19	(43)	0	(1)
WTI Houston (Argus) vs. WTI Trade March Futures	02/2021	25	8	(55)	3	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2021	25	19	(43)	0	(1)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2021	25	19	(43)	0	(1)
WTI Houston (Argus) vs. WTI Trade October Futures	09/2021	25	19	(43)	0	(1)
WTI Houston (Argus) vs. WTI Trade September Futures	08/2020	30	(26)	(1)	16	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2021	25	19	(43)	0	(1)
WTI Midland vs WTI Trade August Futures	07/2020	17	(40)	(29)	14	0
WTI Midland vs WTI Trade December Futures	11/2020	17	(16)	(4)	14	0
WTI Midland vs WTI Trade July Futures	06/2020	17	(52)	(40)	21	0
WTI Midland vs WTI Trade June Futures	05/2020	17	(83)	(80)	40	0
WTI Midland vs WTI Trade May Futures	04/2020	17	(108)	(106)	44	0
WTI Midland vs WTI Trade November Futures	10/2020	17	(20)	(9)	15	0
WTI Midland vs WTI Trade October Futures	09/2020	17	(25)	(14)	12	0
WTI Midland vs WTI Trade September Futures	08/2020	17	(31)	(19)	9	0
Zinc September Futures	09/2020	22	1,051	7	27	(19)

				$(112,062)	$2,860	$(7,209)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum September Futures	09/2020	62	$(2,395)	$299	$314	$0
Arabica Coffee July Futures	07/2020	6	(271)	(21)	0	(1)
Arabica Coffee May Futures	05/2020	49	(2,197)	(297)	0	(5)
Arabica Coffee September Futures	09/2020	10	(454)	16	6	(1)
Brent Crude December Futures	10/2020	2,211	(81,962)	856	716	(3)
Brent Crude December Futures	10/2022	400	(17,712)	605	52	(9)
Brent Crude December Futures	10/2023	986	(46,017)	7,868	116	0
Brent Crude June Futures	04/2020	197	(5,191)	94	21	0
Brent Crude June Futures	04/2022	1,260	(54,344)	9,518	214	0
Brent Crude October Futures	08/2020	168	(5,962)	693	47	0
Brent Crude September Futures	07/2020	899	(30,683)	769	221	0
Call Options Strike @ USD 60.000 on Brent Crude June 2020 Futures(1)	04/2020	60	(3)	67	0	0
Call Options Strike @ USD 61.000 on Brent Crude June 2020 Futures(1)	04/2020	168	(7)	159	0	0
Call Options Strike @ USD 62.000 on Brent Crude June 2020 Futures(1)	04/2020	48	(2)	51	0	0
Call Options Strike @ USD 63.000 on Brent Crude June 2020 Futures(1)	04/2020	144	(6)	153	0	0
Call Options Strike @ USD 64.000 on Brent Crude June 2020 Futures(1)	04/2020	348	(14)	320	0	0
Copper July Futures	07/2020	16	(893)	123	0	(37)
Copper May Futures	05/2020	86	(4,790)	289	0	(207)
Corn July Futures	07/2020	628	(10,864)	1,618	47	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Corn March Futures	03/2021	36	$(663)	$58	$1	$0
Corn May Futures	05/2020	1,897	(32,320)	2,701	47	0
Corn September Futures	09/2020	142	(2,483)	210	16	0
Cotton No. 2 December Futures	12/2020	53	(1,415)	282	1	0
Cotton No. 2 July Futures	07/2020	5	(127)	39	0	(1)
Cotton No. 2 May Futures	05/2020	7	(179)	(3)	0	(3)
Euro-Bund 10-Year Bond June Futures	06/2020	63	(11,986)	160	76	(72)
Gas Oil June Futures	06/2020	458	(13,820)	1,721	0	(393)
Gas Oil June Futures	06/2021	285	(10,517)	2,299	0	(207)
Gas Oil March Futures	03/2021	389	(13,907)	5,171	0	(272)
Gas Oil September Futures	09/2020	515	(16,969)	6,316	0	(416)
Globex Natural Gas May Futures	04/2020	170	(2,788)	501	85	0
Gold 100 oz. June Futures	06/2020	679	(108,409)	3,687	3,166	0
Gold 100 oz. May Futures	05/2020	31	(4,927)	211	148	0
Live Cattle June Futures	06/2020	125	(4,604)	448	5	(150)
Natural Gas April Futures	03/2021	19	(178)	43	4	(3)
Natural Gas April Futures	03/2022	11	(119)	26	1	(1)
Natural Gas August Futures	07/2021	19	(171)	57	4	(3)
Natural Gas August Futures	07/2022	11	(118)	32	2	(1)
Natural Gas December Futures	11/2021	19	(227)	10	3	(3)
Natural Gas December Futures	11/2022	11	(139)	11	1	(1)
Natural Gas February Futures	01/2021	19	(173)	33	4	(3)
Natural Gas February Futures	01/2022	11	(120)	16	1	(1)
Natural Gas January Futures	12/2020	1,423	(38,976)	(1,396)	0	(86)
Natural Gas January Futures	12/2020	19	(192)	37	4	(3)
Natural Gas January Futures	12/2021	11	(133)	17	2	(2)
Natural Gas July Futures	06/2021	19	(170)	58	4	(3)
Natural Gas July Futures	06/2022	11	(115)	35	2	(1)
Natural Gas June Futures	05/2021	19	(160)	61	4	(3)
Natural Gas June Futures	05/2022	11	(112)	34	2	(1)
Natural Gas March Futures	02/2021	19	(189)	40	4	(3)
Natural Gas March Futures	02/2022	11	(126)	25	1	(2)
Natural Gas May Futures	04/2021	19	(179)	49	4	(3)
Natural Gas May Futures	04/2022	11	(117)	33	2	(1)
Natural Gas November Futures	10/2021	19	(204)	26	3	(3)
Natural Gas November Futures	10/2022	11	(132)	14	2	(1)
Natural Gas October Futures	09/2020	1,148	(23,764)	363	138	0
Natural Gas October Futures	09/2021	19	(196)	42	3	(3)
Natural Gas October Futures	09/2022	11	(131)	19	2	(1)
Natural Gas September Futures	08/2021	19	(180)	41	4	(3)
Natural Gas September Futures	08/2022	11	(116)	29	2	(1)
New York Harbor ULSD May Futures	04/2020	149	(6,267)	1,813	88	0
New York Harbor ULSD September Futures	08/2020	291	(13,543)	1,268	83	0
Put Options Strike @ USD 69.000 on Brent Crude June 2020 Futures(1)	04/2020	275	(11,737)	(10,047)	0	(16)
Silver July Futures	07/2020	103	(7,308)	1,727	2	(6)
Silver May Futures	05/2020	522	(36,947)	8,958	14	(61)
Soybean July Futures	07/2020	38	(1,690)	44	0	(6)
Soybean Meal July Futures	07/2020	12	(383)	(6)	2	0
Soybean Oil July Futures	07/2020	15	(246)	24	0	(1)
Soybean Oil May Futures	05/2020	9	(146)	(1)	0	(1)
Sugar No. 11 July Futures	06/2020	730	(8,585)	1,055	221	0
Sugar No. 11 May Futures	04/2020	184	(2,147)	764	60	0
U.S. Treasury 2-Year Note June Futures	06/2020	4	(882)	(16)	0	0
United Kingdom Long Gilt June Futures	06/2020	329	(55,654)	(1,120)	204	(163)
Wheat July Futures	07/2020	114	(3,206)	(313)	0	(24)
Wheat September Futures	09/2020	21	(594)	(32)	0	(14)
WTI Crude December Futures	11/2020	716	(24,043)	(1,045)	14	0
WTI Crude December Futures	11/2021	1,195	(45,267)	3,169	0	(72)

34	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude December Futures	11/2022	879	$(35,327)	$5,691	$0	$(9)
WTI Crude July Futures	06/2020	161	(4,458)	2,295	0	(78)
WTI Crude June Futures	05/2020	428	(10,490)	4,362	0	(184)
WTI Crude September Futures	08/2020	943	(29,346)	160	0	(117)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	17	72	72	0	(16)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2020	17	108	107	0	(26)
WTI Houston (Argus) vs. WTI Trade May Futures	04/2020	17	132	132	0	(24)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	17	75	75	0	(14)
WTI Houston (Argus) vs. WTI Trade October Futures	09/2020	17	79	79	0	(12)
WTI Midland vs WTI Trade April Futures	03/2021	25	33	33	0	(2)
WTI Midland vs WTI Trade August Futures	07/2021	25	33	33	0	(2)
WTI Midland vs WTI Trade December Futures	11/2021	25	33	33	0	(2)
WTI Midland vs WTI Trade February Futures	01/2021	25	46	46	0	(4)
WTI Midland vs WTI Trade January Futures	12/2020	25	49	49	0	(6)
WTI Midland vs WTI Trade July Futures	06/2021	25	33	33	0	(2)
WTI Midland vs WTI Trade June Futures	05/2021	25	33	33	0	(2)
WTI Midland vs WTI Trade March Futures	02/2021	25	42	42	0	(1)
WTI Midland vs WTI Trade May Futures	04/2021	25	33	33	0	(2)
WTI Midland vs WTI Trade November Futures	10/2021	25	33	33	0	(2)
WTI Midland vs WTI Trade October Futures	09/2021	25	33	33	0	(2)
WTI Midland vs WTI Trade September Futures	08/2021	25	33	33	0	(2)
Zinc May Futures	05/2020	107	(5,089)	373	390	(11)

				$66,758	$6,580	$(2,797)

Total Futures Contracts				$(45,304)	$9,440	$(10,006)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR	1,530	$25	$(20)	$5	$0	$(2)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.655%	Semi-Annual	10/19/2023		$7,700	$0	$661	$661	$6	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		19,280	477	(1,494)	(1,017)	4	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		3,400	(62)	(317)	(379)	5	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		94,710	(937)	(6,844)	(7,781)	201	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		34,400	1,761	(6,441)	(4,680)	137	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		32,240	2,791	(13,778)	(10,987)	835	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		11,000	1,100	(4,736)	(3,636)	306	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		5,600	(107)	(1,579)	(1,686)	168	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045	JPY	990	(3)	0	(3)	0	0
Receive	CPTFEMU	1.165	Maturity	12/15/2021	EUR	2,290	2	(51)	(49)	0	(7)
Receive	CPURNSA	2.069	Maturity	07/15/2022		$3,500	0	(168)	(168)	0	(4)
Pay	CPURNSA	2.243	Maturity	11/21/2026		39,000	0	4,605	4,605	154	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	UKRPI	3.350%	Maturity	05/15/2030	GBP	13,500	$124	$770	$894	$17	$0
Pay	UKRPI	3.300	Maturity	12/15/2030		600	(29)	49	20	1	0
Pay	UKRPI	3.140	Maturity	04/15/2031		22,600	(2,375)	1,796	(579)	16	0
Pay	UKRPI	3.470	Maturity	09/15/2032		5,450	12	415	427	17	0

							$2,754	$(27,112)	$(24,358)	$1,867	$(11)

Total Swap Agreements							$2,779	$(27,132)	$(24,353)	$1,867	$(13)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$10,355	$9,442	$1,867	$21,664	$(2,534)	$(10,017)	$(13)	$(12,564)

(j)	Securities with an aggregate market value of $58,594 and cash of $200 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	Unsettled variation margin asset of $2 and liability of $(11) for closed futures is outstanding at period end.

36	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2020		EUR	202	$		226	$3	$0
	05/2020	$		729		EUR	656	5	(10)
	07/2021		EUR	266	$		301	4	0
BPS	04/2020			156			174	2	0
	04/2020		GBP	984			1,212	5	(15)
	04/2020		NZD	4,777			3,019	169	0
	04/2020	$		1,267		EUR	1,154	6	0
	04/2020			2,892		GBP	2,457	160	0
	05/2020		EUR	410	$		457	6	(1)
BRC	04/2020		DKK	180,520			28,196	1,528	0
	04/2020	$		71,751		GBP	58,699	1,159	0
	05/2020		GBP	58,699	$		71,798	0	(1,163)
	05/2020	$		411		EUR	371	0	(1)
BSH	07/2020		BRL	9,394	$		2,221	423	0
	07/2020	$		1,851		BRL	9,394	0	(53)
CBK	04/2020		DKK	134,725	$		21,105	1,202	0
	04/2020		EUR	5,535			6,080	11	(35)
	04/2020		GBP	1,627			1,983	34	(73)
	04/2020	$		2,390		EUR	2,232	72	0
	04/2020			1,201		GBP	977	13	0
	05/2020		EUR	270	$		294	0	(4)
	05/2020	$		276		EUR	249	0	(1)
GLM	06/2020			3,476		CLP	2,782,014	0	(220)
	10/2022		EUR	166	$		189	1	0
HUS	04/2020		GBP	60,506			77,987	2,898	(65)
	04/2020		MXN	80,353			3,525	143	0
	04/2020	$		1,057		DKK	7,015	0	(21)
	05/2020		EUR	360	$		393	0	(5)
	05/2020	$		1,163		CAD	1,543	0	(66)
JPM	03/2021		EUR	380	$		426	3	(1)
	04/2021			350			393	3	(1)
	05/2021			373			420	4	0
	06/2021			331			373	3	0
	07/2021			81			90	0	0
	08/2021			365			413	4	0
	09/2021			353			399	4	0
	10/2021			385			437	5	0
	11/2021			397			450	5	0
	12/2021			430			489	6	0
	01/2022			170			191	0	0
	02/2022			154			174	0	0
	03/2022			164			185	1	0
	04/2022			156			176	1	0
	05/2022			153			174	1	0
	06/2022			146			166	1	0
	07/2022			151			171	1	0
	08/2022			153			174	1	0
	09/2022			150			171	1	0
	11/2022			166			189	1	0
	12/2022			176			201	2	0
MYI	04/2020	$		2,873		NZD	4,777	0	(22)
	05/2020		NZD	4,777	$		2,872	22	0
	01/2021		EUR	319			358	3	0
	02/2021			260			293	3	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
RBC	05/2020	$		401		EUR	368	$6	$0
	01/2021		EUR	88	$		98	0	(1)
	02/2021			79			88	0	(1)
RYL	05/2020	$		335		EUR	294	0	(10)
UAG	04/2020		DKK	212,455	$		33,259	1,873	0

Total Forward Foreign Currency Contracts								$9,798	$(1,769)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC Fuel Co. December 2020 Futures «	$13.000	12/31/2020	65	$(108)	$(165)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	27	(36)	0
GST	Call - OTC Fuel Co. December 2020 Futures «	13.000	12/31/2020	110	(184)	(276)
	Call - OTC Fuel Co. December 2020 Futures «	14.500	12/31/2020	27	(62)	(94)
	Call - OTC QS Co. December 2020 Futures «	18.000	12/31/2020	27	(66)	(2)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	27	(38)	(1)
JPM	Call - OTC QS Co. December 2020 Futures «	18.100	12/31/2020	57	(150)	(3)
	Call - OTC QS Co. December 2020 Futures «	20.000	12/31/2020	63	(106)	(2)

					$(750)	$(543)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	$(11)	$0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,000	(98)	0
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	10,900	(496)	(4)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,600	(135)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	12,800	(89)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	14,400	(266)	(116)

						$(1,095)	$(120)

Total Written Options						$(1,845)	$(663)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CBOT Wheat July Futures	$4.985	Maturity	06/26/2020	1,135,000	$0	$(724)	$0	$(724)
	Pay	CBOT Wheat May Futures	5.715	Maturity	04/24/2020	912,000	0	25	25	0
	Pay	CBOT Wheat May Futures	5.800	Maturity	04/24/2020	228,000	0	26	26	0
	Receive	EURMARGIN 2H20	5.250	Maturity	12/31/2020	22,800	0	(79)	0	(79)

38	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	EURMARGIN 2Q20	$8.230	Maturity	06/30/2020	142,200	$580	$(215)	$365	$0
	Receive	EURMARGIN 4Q20	6.100	Maturity	12/31/2020	14,400	(4)	(67)	0	(71)
	Receive	EURMARGIN CAL20	8.050	Maturity	12/31/2020	324,450	(3)	(1,490)	0	(1,493)
	Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	42,600	(56)	(77)	0	(133)
	Receive	EUROBOBCO 2Q20	10.650	Maturity	06/30/2020	13,200	0	(218)	0	(218)
	Pay	EUROBOBCO 2Q20	10.700	Maturity	06/30/2020	6,600	0	109	109	0
	Receive	EUROBOBCO CAL20	6.800	Maturity	12/31/2020	45,000	(16)	(542)	0	(558)
	Receive	EUROBOBCO CAL21	5.900	Maturity	12/31/2021	28,800	0	(225)	0	(225)
	Receive	HOBR CAL21	14.100	Maturity	12/31/2021	25,200	0	(32)	0	(32)
CBK	Receive	HOBR CAL21	15.670	Maturity	12/31/2021	156,480	(63)	(383)	0	(446)
	Receive	KCBT Wheat July Futures	4.430	Maturity	06/26/2020	745,000	0	419	419	0
	Pay	MEHCO CAL20	1.100	Maturity	06/30/2020	9,000	0	67	67	0
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	108,000	5	(335)	0	(330)
	Pay	MEHDUB 1H20	1.180	Maturity	06/30/2020	33,900	3	280	283	0
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	36,000	0	(175)	0	(175)
	Receive	MEHMID CAL21	1.840	Maturity	12/31/2021	334,000	(5)	(303)	0	(308)
GST	Receive	CBOT Soybean Oil May Futures	29.630	Maturity	04/24/2020	4,380,000	0	(115)	0	(115)
	Pay	CBOT Wheat May Futures	5.350	Maturity	04/24/2020	405,000	0	(137)	0	(137)
	Pay	CBOT Wheat May Futures	5.450	Maturity	04/24/2020	1,235,000	0	(293)	0	(293)
	Pay	CBOT Wheat May Futures	5.483	Maturity	04/24/2020	905,000	0	(185)	0	(185)
	Pay	CBOT Wheat May Futures	5.490	Maturity	04/24/2020	1,715,000	0	(338)	0	(338)
	Pay	CBOT Wheat May Futures	5.540	Maturity	04/24/2020	650,000	0	(96)	0	(96)
	Pay	CBOT Wheat May Futures	5.545	Maturity	04/24/2020	910,000	0	(129)	0	(129)
	Pay	CBOT Wheat May Futures	5.553	Maturity	04/24/2020	600,000	0	(81)	0	(81)
	Receive	EURMARGIN 2H20	5.683	Maturity	12/31/2020	146,400	0	(569)	0	(569)
	Pay	EURMARGIN 2Q20	4.000	Maturity	06/30/2020	24,000	0	(40)	0	(40)
	Pay	EURMARGIN 2Q20	8.650	Maturity	06/30/2020	13,800	0	41	41	0
	Receive	EURMARGIN 4Q20	5.950	Maturity	12/31/2020	8,700	0	(41)	0	(41)
	Receive	EURMARGIN CAL21	3.500	Maturity	12/31/2021	24,000	0	(12)	0	(12)
	Receive	EURMARGIN G0-Z0	6.750	Maturity	12/31/2020	191,250	0	(633)	0	(633)
	Receive	EURMARGIN V0-H1	5.030	Maturity	03/31/2021	96,300	0	(354)	0	(354)
	Receive	EUROBOBCO CAL20	6.150	Maturity	12/31/2020	27,000	0	(317)	0	(317)
	Receive	EUROBOBCO CAL21	5.050	Maturity	12/31/2021	24,000	0	(167)	0	(167)
	Receive	HOBR CAL21	14.080	Maturity	12/31/2021	25,200	0	(32)	0	(32)
	Pay	HOBR CAL21	17.320	Maturity	12/31/2021	165,600	0	743	743	0
	Pay	HOBR CAL21	17.470	Maturity	12/31/2021	108,000	0	501	501	0
	Receive	KCBT Wheat July Futures	0.568	Maturity	06/26/2020	1,140,000	0	(71)	0	(71)
	Receive	KCBT Wheat May Futures	4.768	Maturity	04/24/2020	722,500	0	117	117	0
	Receive	KCBT Wheat May Futures	4.780	Maturity	04/24/2020	560,000	0	84	84	0
	Receive	KCBT Wheat May Futures	4.788	Maturity	04/24/2020	722,500	0	103	103	0
	Pay	MEHDUB 1H20	1.100	Maturity	06/30/2020	10,200	0	84	84	0
	Receive	MEHDUB CAL20	0.750	Maturity	12/31/2020	30,600	0	(136)	0	(136)
JPM	Receive	CBOT Soybean Oil May Futures	31.290	Maturity	04/24/2020	4,380,000	0	(187)	0	(187)
	Pay	CBOT Wheat July Futures	4.980	Maturity	06/26/2020	810,000	0	(521)	0	(521)
	Pay	CBOT Wheat July Futures	5.615	Maturity	06/26/2020	440,000	0	0	0	0
	Pay	CBOT Wheat May Futures	5.478	Maturity	04/24/2020	440,000	0	(92)	0	(92)
	Pay	CBOT Wheat May Futures	5.641	Maturity	04/24/2020	665,000	0	(31)	0	(31)
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	27,900	0	(432)	0	(432)
	Pay	EURMARGIN 2Q20	4.900	Maturity	06/30/2020	52,800	29	(69)	0	(40)
	Pay	EURMARGIN 2Q20	8.350	Maturity	06/30/2020	27,300	0	73	73	0
	Receive	EURMARGIN CAL21	6.350	Maturity	12/31/2021	69,360	(136)	(96)	0	(232)
	Receive	EURMARGIN G0-Z0	6.900	Maturity	12/31/2020	142,200	0	(492)	0	(492)
	Receive	EUROBOBCO CAL20	6.800	Maturity	12/31/2020	36,000	(22)	(424)	0	(446)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	144,300	(434)	(949)	0	(1,383)
	Receive	HOBR CAL21	15.500	Maturity	12/31/2021	34,320	(2)	(90)	0	(92)
	Receive	KCBT Wheat May Futures	4.715	Maturity	04/24/2020	300,000	0	64	64	0
	Receive	KCBT Wheat May Futures	4.760	Maturity	04/24/2020	345,000	0	59	59	0
	Receive	KCBT Wheat May Futures	4.773	Maturity	04/24/2020	70,000	0	11	11	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	KCBT Wheat May Futures	$4.790	Maturity	04/24/2020	375,000	$0	$52	$52	$0
	Receive	KCBT Wheat May Futures	4.800	Maturity	04/24/2020	345,000	0	45	45	0
	Receive	LLSDUB CAL20	0.200	Maturity	12/31/2020	53,100	2	(305)	0	(303)
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	54,000	0	(165)	0	(165)
	Pay	MEHDUB 1H20	1.210	Maturity	06/30/2020	14,700	0	123	123	0
MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	27,000	0	(422)	0	(422)
	Pay	EURMARGIN 2Q20	2.600	Maturity	06/30/2020	28,440	(75)	(12)	0	(87)
	Receive	EURMARGIN CAL21	3.100	Maturity	12/31/2021	40,800	0	(5)	0	(5)
	Receive	EURMARGIN G0-Z0	7.230	Maturity	12/31/2020	160,200	0	(606)	0	(606)
	Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	87,600	(106)	(494)	0	(600)
	Receive	HOBR CAL21	16.250	Maturity	12/31/2021	55,200	0	(189)	0	(189)
	Receive	KCBT Wheat July Futures	4.406	Maturity	06/26/2020	855,000	0	502	502	0
	Receive	LLSDUB CAL20	0.300	Maturity	12/31/2020	30,600	0	(171)	0	(171)
	Receive	MEHCO CAL21	3.250	Maturity	12/31/2021	58,800	0	7	7	0
	Receive	MEHDUB CAL20	0.700	Maturity	12/31/2020	45,000	14	(217)	0	(203)
	Receive	MEHMID CAL21	1.100	Maturity	12/31/2021	70,800	0	(24)	0	(24)
MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	21,960	0	(330)	0	(330)
	Pay	EURMARGIN 2Q20	4.250	Maturity	06/30/2020	28,800	0	(40)	0	(40)
	Pay	EURMARGIN 2Q20	5.400	Maturity	06/30/2020	28,440	0	(7)	0	(7)
	Receive	EURMARGIN 4Q20	5.850	Maturity	12/31/2020	12,000	0	(56)	0	(56)
	Receive	EURMARGIN CAL21	3.000	Maturity	12/31/2021	28,800	0	0	0	0
	Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	19,800	0	(9)	0	(9)
	Receive	EURMARGIN CAL21	3.470	Maturity	12/31/2021	28,800	0	(14)	0	(14)
	Receive	EURMARGIN CAL21	3.550	Maturity	12/31/2021	24,000	0	(131)	0	(131)
	Receive	EURMARGIN G0-Z0	7.550	Maturity	12/31/2020	243,000	0	(997)	0	(997)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	81,000	0	(1,119)	0	(1,119)
	Receive	EUROBOBCO CAL21	4.970	Maturity	12/31/2021	22,800	0	(157)	0	(157)
	Receive	EUROBOBCO CAL21	5.250	Maturity	12/31/2021	31,200	0	(223)	0	(223)
	Receive	EUROBOBCO CAL21	5.350	Maturity	12/31/2021	24,000	0	(174)	0	(174)
	Receive	EUROBOBCO CAL21	5.600	Maturity	12/31/2021	12,000	0	(90)	0	(90)
	Receive	EUROBOBCO CAL21	5.750	Maturity	12/31/2021	34,800	0	(266)	0	(266)
	Receive	EUROBOBCO CAL21	5.800	Maturity	12/31/2021	8,400	0	(65)	0	(65)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	32,400	0	(309)	0	(309)
	Receive	HOBR CAL21	15.450	Maturity	12/31/2021	27,600	0	(73)	0	(73)
	Pay	MEHCO CAL20	1.150	Maturity	06/30/2020	9,000	0	66	66	0
	Receive	MEHCO CAL20	2.100	Maturity	12/31/2021	24,000	0	(24)	0	(24)
	Pay	MEHDUB 1H20	0.900	Maturity	06/30/2020	8,700	0	70	70	0
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	9,000	0	(44)	0	(44)
	Receive	NAPHTHACO CA21	7.000	Maturity	12/31/2021	50,400	0	(6)	0	(6)
	Receive	ULSDCO 2H20	10.620	Maturity	12/31/2020	52,200	0	1	1	0

							$(289)	$(15,066)	$4,040	$(19,395)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$	109	$(3)	$3	$0	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,100	(139)	130	0	(9)
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		90	(3)	3	0	0

							$(145)	$136	$0	$(9)

40	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1NTC Index(9)	309,035	0.120%	Monthly	02/16/2021	$37,196	$0	$560	$560	$0
	Receive	BCOMF1TC Index	362,965	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	19,811	0	71	71	0
	Receive	BCOMTR Index	81,231	0.205% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	10,841	0	(125)	0	(125)
	Receive	CSIXTR Index	60,339	0.275% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	159,233	(4,144)	(2,373)	0	(6,517)
CBK	Receive	CSIXTR Index	24,815	0.275% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	65,485	(385)	(2,300)	0	(2,685)
CIB	Receive	BCOMSK2 Index	229,736	0.200%	Monthly	02/16/2021	18,295	0	(2,275)	0	(2,275)
	Receive	CSIXTR Index	29,724	0.275% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	78,439	0	(3,216)	0	(3,216)
	Receive	PIMCODB Index	67,348	0.000%	Monthly	02/16/2021	4,468	0	(60)	0	(60)
FBF	Receive	BCOMSK3 Index	200,597	0.180%	Monthly	02/16/2021	14,414	0	395	395	0
	Receive	CSIXTR Index	121,213	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	319,877	0	(13,109)	0	(13,109)
GST	Receive	BCOMF1TC Index	63,174	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	12,775	0	46	46	0
	Receive	BCOMTR Index	138,565	0.215% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	18,493	0	(213)	0	(213)
	Receive	CMDSKEWLS Index	128,258	0.250%	Monthly	02/16/2021	16,459	0	(1,688)	0	(1,688)
	Receive	CSIXTR Index	276,708	0.255% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	730,301	(3,884)	(26,126)	0	(30,010)
JPM	Receive	JMABFNJ2 Index(10)	552,757	0.000%	Monthly	12/31/2020	48,350	0	0	0	0
	Pay	BCOMTR Index	3,295,820	0.215% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/15/2021	439,852	0	5,064	5,064	0
	Receive	BCOMF1TC Index(11)	3,599,325	0.235% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	380,699	0	1,361	1,361	0
	Receive	CSIXTR Index	66,003	0.265% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	174,180	0	(7,141)	0	(7,141)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	JMABDEWE Index(12)	43,776	0.300%	Monthly	02/16/2021	$46,772	$0	$323	$323	$0
	Receive	JMABFNC2 Index(13)	167,561	0.170%	Monthly	02/16/2021	54,901	0	842	842	0
MAC	Receive	PIMCODBU Index	4,500	0.190%	Monthly	06/15/2020	277	0	(4)	0	(4)
	Receive	BCOMSK1 Index	197,783	0.170%	Monthly	02/16/2021	16,868	0	(40)	0	(40)
	Receive	BCOMSK4 Index	186,452	0.170%	Monthly	02/16/2021	13,084	0	(1,363)	0	(1,363)
	Receive	CSIXTR Index	59,018	0.265% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	155,747	0	(6,385)	0	(6,385)
	Receive	PIMCODB Index(14)	594,248	0.000%	Monthly	02/16/2021	39,113	0	(520)	0	(520)
MEI	Receive	CSIXTR Index	14,364	0.275% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	37,906	0	(1,554)	0	(1,554)
RBC	Receive	CSIXTR Index	57,699	0.275% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	152,266	0	(6,243)	0	(6,243)
SOG	Receive	CSIXTR Index	124,042	0.235% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	327,342	0	(13,417)	0	(13,417)

								$(8,413)	$(79,490)	$8,662	$(96,565)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	GOLDLNPM Index(7)	1.960%	Maturity	05/12/2020	$16,678	$0	$(2)	$0	$(2)
	Receive	SLVRLND Index(7)	4.580	Maturity	05/12/2020	10,911	0	258	258	0
SOG	Pay	GOLDLNPM Index(7)	1.782	Maturity	06/08/2020	13,933	0	(54)	0	(54)
	Receive	SLVRLND Index(7)	4.410	Maturity	06/08/2020	8,857	0	284	284	0

							$0	$486	$542	$(56)

Total Swap Agreements							$(8,847)	$(93,934)	$13,244	$(116,025)

42	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$12	$0	$0	$12	$(10)	$0	$0	$(10)	$2	$0	$2
BPS	348	0	1,156	1,504	(16)	(165)	(10,175)	(10,356)	(8,852)	9,680	828
BRC	2,687	0	0	2,687	(1,164)	0	0	(1,164)	1,523	(1,570)	(47)
BSH	423	0	0	423	(53)	0	0	(53)	370	(260)	110
CBK	1,332	0	769	2,101	(113)	0	(3,944)	(4,057)	(1,956)	2,113	157
CIB	0	0	0	0	0	0	(5,551)	(5,551)	(5,551)	5,861	310
DUB	0	0	0	0	0	0	(9)	(9)	(9)	(50)	(59)
FBF	0	0	395	395	0	0	(13,109)	(13,109)	(12,714)	13,651	937
GLM	1	0	0	1	(220)	(4)	0	(224)	(223)	(310)	(533)
GST	0	0	1,719	1,719	0	(373)	(35,657)	(36,030)	(34,311)	35,706	1,395
HUS	3,041	0	0	3,041	(157)	0	0	(157)	2,884	(3,150)	(266)
JPM	47	0	8,017	8,064	(2)	(121)	(11,557)	(11,680)	(3,616)	8,777	5,161
MAC	0	0	509	509	0	0	(10,619)	(10,619)	(10,110)	10,665	555
MEI	0	0	0	0	0	0	(1,554)	(1,554)	(1,554)	1,694	140
MYC	0	0	395	395	0	0	(4,136)	(4,136)	(3,741)	3,196	(545)
MYI	28	0	0	28	(22)	0	0	(22)	6	0	6
RBC	6	0	0	6	(2)	0	(6,243)	(6,245)	(6,239)	6,802	563
RYL	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
SOG	0	0	284	284	0	0	(13,471)	(13,471)	(13,187)	14,287	1,100
UAG	1,873	0	0	1,873	0	0	0	0	1,873	(1,840)	33

Total Over the Counter	$9,798	$0	$13,244	$23,042	$(1,769)	$(663)	$(116,025)	$(118,457)

(l)

Securities with an aggregate market value of $114,804 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)	Variance Swap
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(9)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum July 2022 Futures	4.5%	$1,686
Arabica Coffee July 2020 Futures	3.3	1,232
Copper July 2020 Futures	6.8	2,529
Corn July 2020 Futures	6.5	2,427
Cotton No. 02 July 2020 Futures	1.3	502
Gas Oil July 2020 Futures	1.6	579
Hard Red Winter Wheat July 2020 Futures	1.9	720
New York Harbor ULSD July 2020 Futures	1.3	494
Nickel July 2020 Futures	2.8	1,049
NYMEX - Natural Gas July 2022 Futures	8.7	3,238
RBOB Gasoline July 2020 Futures	1.2	433
Silver July 2020 Futures	3.6	1,336
Soybean Meal July 2020 Futures	4.3	1,610
Soybean Oil July 2020 Futures	2.8	1,047
Soybeans July 2020 Futures	6.6	2,444
Sugar No. 11 July 2020 Futures	2.9	1,074
Wheat July 2020 Futures	3.8	1,432
WTI Crude July 2020 Futures	4.3	1,583
Zinc July 2020 Futures	3.5	1,284

Total Long Futures Contracts		$26,699

Cash	98.4%	$36,610

		$63,309

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	(4.6)%	$705
Arabica Coffee May 2020 Futures	(3.3)	517
Brent Crude July 2020 Futures	(0.1)	9
Copper May 2020 Futures	(6.9)	1,065
Corn May 2020 Futures	(6.5)	1,008
Cotton No. 02 May 2020 Futures	(1.4)	213
Gas Oil May 2020 Futures	(1.5)	231
Gold 100 oz. June 2020 Futures	(0.3)	41
Hard Red Winter Wheat May 2020 Futures	(1.9)	300
Lean Hogs June 2020 Futures	0.0	5
Live Cattle June 2020 Futures	(0.1)	9
New York Harbor ULSD May 2020 Futures	(1.3)	200
Nickel May 2020 Futures	(2.9)	442
NYMEX - Natural Gas May 2022 Futures	(7.5)	1,168
RBOB Gasoline May 2020 Futures	(1.0)	151
Silver May 2020 Futures	(3.6)	562
Soybean Meal May 2020 Futures	(4.4)	685
Soybean Oil May 2020 Futures	(2.8)	436
Soybeans May 2020 Futures	(6.6)	1,029
Sugar No. 11 May 2020 Futures	(2.9)	450
Wheat May 2020 Futures	(3.9)	611
WTI Crude May 2020 Futures	(3.1)	485
Zinc May 2020 Futures	(3.5)	541

Total Short Futures Contracts		$(26,113)

		$37,196

(10)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Cocoa September 2020 Futures	1.0%	$489
Copper September 2020 Futures	5.0	2,392
Gold 100 oz. June 2020 Futures	6.0	2,903
Lead September 2020 Futures	4.5	2,187
Nickel September 2020 Futures	2.8	1,329
Platinum July 2020 Futures	3.4	1,644
Silver May 2020 Futures	3.2	1,551
Soybeans November 2020 Futures	4.8	2,318
Zinc September 2020 Futures	2.2	1,033

Total Long Futures Contracts		$15,846

Cash	93.9%	$45,401

		$61,247

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum September 2022 Futures	(5.0)%	$(2,411)
Arabica Coffee September 2020 Futures	(0.9)	(432)
Brent Crude September 2020 Futures	(2.8)	(1,351)
Corn September 2020 Futures	(5.2)	(2,512)
Cotton No. 02 December 2020 Futures	(2.2)	(1,048)
Gas Oil September 2020 Futures	(3.2)	(1,531)
New York Harbor ULSD September 2020 Futures	(3.2)	(1,533)
RBOB Gasoline September 2020 Futures	(0.6)	(277)
Wheat September 2020 Futures	(1.2)	(589)
WTI Crude September 2020 Futures	(2.5)	(1,213)

Total Short Futures Contracts		$(12,897)

		$48,350

44	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

(11)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.6%	$17,595
Arabica Coffee May 2020 Futures	3.4	12,893
Brent Crude July 2020 Futures	3.9	14,821
Copper May 2020 Futures	7.1	27,020
Corn May 2020 Futures	6.6	25,160
Cotton No. 02 May 2020 Futures	1.4	5,315
Gas Oil July 2020 Futures	1.7	6,356
Gold 100 oz. June 2020 Futures	17.7	67,240
Hard Red Winter Wheat May 2020 Futures	2.0	7,506
Lean Hogs June 2020 Futures	2.0	7,541
Live Cattle June 2020 Futures	3.7	14,239
New York Harbor ULSD May 2020 Futures	1.3	5,069

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Nickel May 2020 Futures	2.9%	$11,023
NYMEX - Natural Gas July 2022 Futures	9.0	34,406
RBOB Gasoline May 2020 Futures	1.0	3,759
Silver May 2020 Futures	3.7	14,154
Soybean Meal May 2020 Futures	4.5	17,112
Soybean Oil May 2020 Futures	2.9	10,968
Soybeans May 2020 Futures	6.8	25,749
Sugar No. 11 May 2020 Futures	3.0	11,232
Wheat May 2020 Futures	4.0	15,305
WTI Crude May 2020 Futures	3.3	12,742
Zinc May 2020 Futures	3.5	13,494

Total Long Futures Contracts		$380,699

Total Notional Amount		$380,699

(12)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude June 2020 Futures	30.8%	$14,392
LME - Copper May 2022 Futures	7.3	3,393
Nickel May 2020 Futures	7.1	3,317
RBOB Gasoline May 2020 Futures	13.0	6,058
Soybean Meal May 2020 Futures	17.3	8,072
Soybeans May 2020 Futures	24.2	11,302

Total Long Futures Contracts		$46,534

Cash	99.8%	$46,697

		$93,231

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	(7.0)%	$(3,258)
Arabica Coffee May 2020 Futures	(3.7)	(1,713)
Cocoa May 2020 Futures	(3.6)	(1,702)
Corn May 2020 Futures	(17.5)	(8,160)
ICE - Natural Gas May 2020 Futures	(6.5)	(3,027)
Lean Hogs June 2020 Futures	(3.7)	(1,730)
New York Harbor ULSD May 2020 Futures	(26.6)	(12,437)
NYMEX - Natural Gas May 2022 Futures	(6.3)	(2,946)
Wheat May 2020 Futures	(17.5)	(8,161)
Zinc May 2020 Futures	(7.1)	(3,325)

Total Short Futures Contracts		$(46,459)

		$46,772

(13)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2020 Futures	10.1%	$5,527
Copper July 2020 Futures	9.7	5,334
Gas Oil July 2020 Futures	4.0	2,175
Gold 100 oz. August 2020 Futures	19.3	10,615
Lean Hogs July 2020 Futures	1.0	571
Live Cattle August 2020 Futures	2.2	1,235
New York Harbor ULSD July 2020 Futures	4.0	2,189
Nickel July 2020 Futures	10.1	5,523

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline July 2020 Futures	4.3%	$2,338
Silver July 2020 Futures	4.1	2,256
Soybean Meal July 2020 Futures	9.1	4,982
Soybeans July 2020 Futures	20.4	11,248
Sugar No. 11 July 2020 Futures	2.0	1,097

Total Long Futures Contracts		$55,090

Cash	(0.3)%	$(189)

Total Notional Amount		$54,901

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(14)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	1.3%	$525
Arabica Coffee September 2020 Futures	3.7	1,441
Brent Crude July 2020 Futures	8.3	3,247
Cocoa May 2020 Futures	0.5	177
Cocoa September 2020 Futures	0.8	303
Copper May 2020 Futures	1.1	438
Copper September 2020 Futures	3.7	1,454
Corn May 2020 Futures	0.9	365
Cotton No. 02 May 2020 Futures	0.4	141
Gas Oil May 2020 Futures	4.0	1,554
Gold 100 oz. August 2020 Futures	6.8	2,668
Gold 100 oz. June 2020 Futures	6.6	2,572
Hard Red Winter Wheat May 2020 Futures	0.6	219
Hard Red Winter Wheat September 2020 Futures	3.1	1,222
Lead September 2020 Futures	2.5	997
Lean Hogs August 2020 Futures	1.4	540
Live Cattle June 2020 Futures	1.1	426
New York Harbor ULSD May 2020 Futures	5.7	2,229
Nickel May 2020 Futures	1.6	613

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Nickel September 2020 Futures	2.0%	$801
NYMEX - Natural Gas May 2022 Futures	2.9	1,131
Platinum July 2020 Futures	3.6	1,429
RBOB Gasoline May 2020 Futures	5.6	2,178
RBOB Gasoline September 2020 Futures	0.7	261
Silver May 2020 Futures	7.4	2,898
Silver September 2020 Futures	5.2	2,019
Soybean Meal December 2020 Futures	3.1	1,222
Soybean Meal May 2020 Futures	1.3	514
Soybean Oil May 2020 Futures	1.3	514
Soybeans May 2020 Futures	0.6	220
Soybeans November 2020 Futures	7.1	2,785
Sugar No. 11 October 2020 Futures	2.0	776
Wheat May 2020 Futures	0.7	292
Wheat September 2020 Futures	3.5	1,381
WTI Crude May 2020 Futures	6.2	2,409
Zinc September 2020 Futures	0.8	328

Total Long Futures Contracts		$42,289

Cash	(8.1)%	$(3,176)

Total Notional Amount		$39,113

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$10,355	$0	$0	$0	$0	$10,355
Futures	9,162	0	0	0	280	9,442
Swap Agreements	0	0	0	0	1,867	1,867

	$19,517	$0	$0	$0	$2,147	$21,664

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,798	$0	$9,798
Swap Agreements	13,244	0	0	0	0	13,244

	$13,244	$0	$0	$9,798	$0	$23,042

	$32,761	$0	$0	$9,798	$2,147	$44,706

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$2,534	$0	$0	$0	$0	$2,534
Futures	9,481	0	0	0	536	10,017
Swap Agreements	0	2	0	0	11	13

	$12,015	$2	$0	$0	$547	$12,564

46	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,769	$0	$1,769
Written Options	543	0	0	0	120	663
Swap Agreements	116,016	9	0	0	0	116,025

	$116,559	$9	$0	$1,769	$120	$118,457

	$128,574	$11	$0	$1,769	$667	$131,021

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(6,401)	$0	$0	$0	$0	$(6,401)
Written Options	6,400	0	0	0	0	6,400
Futures	(33,313)	0	0	0	(15,593)	(48,906)
Swap Agreements	0	16	0	0	(21,667)	(21,651)

	$(33,314)	$16	$0	$0	$(37,260)	$(70,558)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,582	$0	$5,582
Purchased Options	(2)	0	0	0	0	(2)
Written Options	755	238	0	0	618	1,611
Swap Agreements	(990,853)	17	0	0	0	(990,836)

	$(990,100)	$255	$0	$5,582	$618	$(983,645)

	$(1,023,414)	$271	$0	$5,582	$(36,642)	$(1,054,203)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$9,443	$0	$0	$0	$0	$9,443
Written Options	394	0	0	0	0	394
Futures	(27,923)	0	0	0	(374)	(28,297)
Swap Agreements	0	(18)	0	0	(23,166)	(23,184)

	$(18,086)	$(18)	$0	$0	$(23,540)	$(41,644)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,117	$0	$5,117
Written Options	191	(59)	0	0	(621)	(489)
Swap Agreements	(100,230)	(42)	0	0	0	(100,272)

	$(100,039)	$(101)	$0	$5,117	$(621)	$(95,644)

	$(118,125)	$(119)	$0	$5,117	$(24,161)	$(137,288)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$160,884	$0	$160,884
Industrials	0	134,868	0	134,868
Specialty Finance	0	3,487	0	3,487
Utilities	0	34,196	0	34,196
U.S. Government Agencies	0	597,631	0	597,631
U.S. Treasury Obligations	0	277,438	0	277,438
Non-Agency Mortgage-Backed Securities	0	62,524	0	62,524
Asset-Backed Securities	0	131,140	0	131,140
Sovereign Issues	0	60,681	0	60,681
Commodities	0	153,098	0	153,098
Short-Term Instruments
Repurchase Agreements	0	198,708	0	198,708
U.S. Treasury Bills	0	508,927	0	508,927
	$0	$2,323,582	$0	$2,323,582

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$512,601	$0	$0	$512,601
Total Investments	$512,601	$2,323,582	$0	$2,836,183

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(52,611)	0	(52,611)
U.S. Treasury Obligations	0	(9,812)	0	(9,812)
	$0	$(62,423)	$0	$(62,423)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19,795	1,867	0	21,662
Over the counter	0	23,042	0	23,042
	$19,795	$24,909	$0	$44,704

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(12,540)	(13)	0	(12,553)
Over the counter	0	(117,914)	(543)	(118,457)
	$(12,540)	$(117,927)	$(543)	$(131,010)
Total Financial Derivative Instruments	$7,255	$(93,018)	$(543)	$(86,306)
Totals	$519,856	$2,168,141	$(543)	$2,687,454

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

48	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2020	49

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

50	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2020

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information

ANNUAL REPORT	MARCH 31, 2020	51

Notes to Financial Statements (Cont.)

that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the

52	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2020

application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective

ANNUAL REPORT	MARCH 31, 2020	53

Notes to Financial Statements (Cont.)

determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

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Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established

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Notes to Financial Statements (Cont.)

market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the

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Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$365,538	$9,941	$0	$0	$(9,047)	$366,432	$9,941	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$360	$1,594,161	$(1,445,900)	$(2,539)	$87	$146,169	$8,061	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

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Notes to Financial Statements (Cont.)

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be

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adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or

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Notes to Financial Statements (Cont.)

“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including

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interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on

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Notes to Financial Statements (Cont.)

the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 331/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the "Temporary Order") to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in

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unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the

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Notes to Financial Statements (Cont.)

premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default

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Notes to Financial Statements (Cont.)

swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to

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the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared

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Notes to Financial Statements (Cont.)

to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with

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changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks.

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Notes to Financial Statements (Cont.)

High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

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Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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Notes to Financial Statements (Cont.)

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for

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issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

ANNUAL REPORT	MARCH 31, 2020	73

Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by

74	PIMCO COMMODITIESPLUS® STRATEGY FUND

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the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

ANNUAL REPORT	MARCH 31, 2020	75

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that

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the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund III, Ltd. has (the “Commodity Subsidiary”) entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2020, the amount was $6,096,628. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or

ANNUAL REPORT	MARCH 31, 2020	77

Notes to Financial Statements (Cont.)

common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$0	$605

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$8,467,358	$8,498,612	$333,224	$264,774

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	267,128	$1,136,199	186,090		$1,106,614

I-2	101,103	474,520	99,918		588,472

I-3	1,633	8,464	5,969	(a)	36,641	(a)

Administrative Class	441	2,176	1,780		10,547

Class A	7,402	35,207	15,296		89,588

Class C	253	1,226	1,366		8,027

Issued as reinvestment of distributions

Institutional Class	8,874	43,095	64,859		368,040

I-2	3,017	14,624	13,587		75,431

I-3	98	477	534	(a)	2,823	(a)

Administrative Class	14	70	156		865

Class A	276	1,334	2,616		14,797

Class C	24	110	361		1,922

Cost of shares redeemed

Institutional Class	(112,801)	(551,504)	(351,475)		(2,052,378)

I-2	(74,231)	(344,626)	(50,675)		(281,529)

I-3	(1,538)	(7,869)	(2,417	)(a)	(13,046	)(a)

Administrative Class	(1,335)	(6,920)	(944)		(5,344)

Class A	(10,072)	(49,624)	(20,760)		(120,247)

Class C	(1,102)	(5,325)	(1,392)		(7,332)

Net increase (decrease) resulting from Fund share transactions	189,184	$751,634	(35,131)		$(176,109)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

As of March 31, 2020, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 37% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on April 14, 2010, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on

ANNUAL REPORT	MARCH 31, 2020	79

Notes to Financial Statements (Cont.)

May 7, 2010, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 28.4% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides

80	PIMCO COMMODITIESPLUS® STRATEGY FUND

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commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO CommoditiesPLUS® Strategy Fund	$13,093	$0	$(60,726)	$(15)	$(107,448)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

ANNUAL REPORT	MARCH 31, 2020	81

Notes to Financial Statements (Cont.)

March 31, 2020

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommoditiesPLUS® Strategy Fund	$57,116	$50,332

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommoditiesPLUS® Strategy Fund	$2,677,260	$166,652	$(227,401)	$(60,749)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommoditiesPLUS® Strategy Fund	$65,015	$0	$0	$507,105	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

82	PIMCO COMMODITIESPLUS® STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO CommoditiesPLUS® Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommoditiesPLUS® Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related consolidated statement of operations for the year ended March 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	83

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	MAC	Macquarie Bank Limited
BSH	Banco Santander S.A. - New York Branch	MEI	Merrill Lynch International
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC
CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC
DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RDR	RBC Capital Markets LLC
FBF	Credit Suisse International	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CLP	Chilean Peso	MXN	Mexican Peso
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade
CMX	Commodity Exchange, Inc.	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter

Index/Spread Abbreviations:
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	JMABDEWE	J.P. Morgan Custom Commodity Index
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	JMABFNC2	J.P. Morgan Custom Commodity Index
BCOMSK	Bloomberg Commodity Index	JMABFNJ2	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	LLS	Light Louisiana Sweet Crude
BRENT	Brent Crude	LLSDUB	Light Louisiana Sweet Crude Oil vs. Calendar Dubai
CMBX	Commercial Mortgage-Backed Index	MEHCO	Magellan East Houston WTI Crude Oil Options
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MEHDUB	Magellan East Houston WTI Crude Oil vs. Dubai Crude Oil
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil
CPTFEMU	Eurozone HICP ex-Tobacco Index	NAPHTHACO	Naphtha (Platts) Crude Oil
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	PIMCODBU	PIMCO Custom Commodity Basket
EBOBFUEL	Argus Eurobob Oxy Gasoline	SLVRLND	London Silver Market Fixing Ltd.
EURMARGIN	European Refined Margin	UKRPI	United Kingdom Retail Prices Index
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	ULSD	Ultra-Low Sulfur Diesel
GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSDCO	Ultra-Low Sulfur Diesel Crude Oil
HOBR	Heating Oil Brent Crude	US0003M	3 Month USD Swap Rate

84	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	oz.	Ounce
ALT	Alternate Loan Trust	RBOB	Reformulated Blendstock for Oxygenate Blending
BTP	Buoni del Tesoro Poliennali	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
NCUA	National Credit Union Administration

ANNUAL REPORT	MARCH 31, 2020	85

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO CommoditiesPLUS® Strategy Fund	0%	0%	$24,537	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

86	PIMCO COMMODITIESPLUS® STRATEGY FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2020	87

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

88	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2020	89

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

90	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	91

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

92	PIMCO COMMODITIESPLUS® STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3026AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions....Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned

2	PIMCO FUNDAMENTAL INDEX FUNDS

8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and

Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement

4	PIMCO FUNDAMENTAL INDEX FUNDS

transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	—	—	—	07/31/08	—	—	Diversified
PIMCO RAE PLUS Fund	06/30/05	06/30/05	04/30/08	04/27/2018	06/30/05	06/30/05	06/30/05	—	Diversified
PIMCO RAE PLUS EMG Fund	11/26/08	11/26/08	01/07/11	—	—	05/31/13	05/31/13	—	Diversified
PIMCO RAE PLUS International Fund	09/30/11	09/30/11	05/30/14	—	—	02/28/14	—	—	Diversified
PIMCO RAE PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	—	02/28/14	02/28/14	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	08/23/19	—	—	08/23/19	08/23/19	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	35.7%

U.S. Treasury Obligations	23.3%

Short-Term Instruments‡	13.5%

Corporate Bonds & Notes	8.5%

Asset-Backed Securities	8.4%

Non-Agency Mortgage-Backed Securities	6.9%

Sovereign Issues	3.0%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	(12.80)%	(3.07)%	0.21%	1.85%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	(13.11)%	(3.48)%	(0.18)%	1.44%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	(16.33)%	(4.22)%	(0.56)%	1.12%
3 Month USD LIBOR	2.27%	1.45%	0.89%	1.04%
Lipper Alternative Equity Market Neutral Funds Average	(5.18)%	(2.17)%	1.70%	1.68%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.98% for the Institutional Class shares, and 1.38% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio detracted from returns relative to the S&P 500 Index, primarily due to the following:

»	Security selection in the consumer staples sector contributed to performance, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology and consumer discretionary sectors detracted from returns, as the sectors outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»

Overweight exposure to, and security selection in, the financial and energy sectors detracted from returns as the sectors underperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of intermediate U.S. treasuries contributed to performance, where yields decreased.

»	Holdings of Agency mortgage-backed securities contributed to returns, as the total return of these securities was positive.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Select holdings of external emerging markets debt, primarily in Argentina, detracted from returns as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian real and South African rand vs the U.S. dollar as the U.S. dollar strengthened relative to these currencies.

ANNUAL REPORT	MARCH 31, 2020	7

PIMCO RAE PLUS Fund

Institutional Class - PXTIX	Administrative Class - PXTAX
I-2 - PIXPX	Class A - PIXAX
I-3 - PXTNX	Class C - PIXCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	35.6%

U.S. Government Agencies	30.3%

Corporate Bonds & Notes	8.5%

Asset-Backed Securities	7.1%

Non-Agency Mortgage-Backed Securities	6.9%

Short-Term Instruments‡	6.9%

Sovereign Issues	3.6%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE PLUS Fund Institutional Class	(22.56)%	1.27%	9.60%	8.31%
PIMCO RAE PLUS Fund I-2	(22.63)%	1.21%	9.49%	8.20%
PIMCO RAE PLUS Fund I-3	(22.67)%	1.13%	9.44%	8.15%
PIMCO RAE PLUS Fund Administrative Class	(22.74)%	1.06%	9.32%	8.04%
PIMCO RAE PLUS Fund Class A	(22.88)%	0.90%	9.17%	7.88%
PIMCO RAE PLUS Fund Class A (adjusted)	(25.78)%	0.13%	8.75%	7.60%
PIMCO RAE PLUS Fund Class C	(23.52)%	0.14%	8.33%	7.08%
PIMCO RAE PLUS Fund Class C (adjusted)	(24.16)%	0.14%	8.33%	7.08%
Russell 1000® Value Index	(17.17)%	1.90%	7.67%	5.38%
S&P 500 Index	(6.98)%	6.73%	10.53%	7.61%
Lipper Large-Cap Value Funds Average	(16.90)%	1.55%	6.87%	5.06%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.93% for the Institutional Class shares, 1.03% for I-2 shares, 1.13% for I-3 shares, 1.18% for Administrative Class shares, 1.33% for Class A shares, and 2.08% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Fund seeks total return which exceeds that of its benchmark, the Russell 1000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE US Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio contributed to returns relative to the Russell 1000 Value Index, primarily due to the following:

»

Overweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the information technology sector and the Fund’s holdings outperformed the benchmark index.

»

Overweight exposure to, and security selection in, the consumer discretionary sector detracted from relative returns, as the consumer discretionary sector and the Fund’s holdings underperformed the benchmark index.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of intermediate U.S. treasuries contributed to performance, where yields decreased.

»	Holdings of Agency mortgage-backed securities contributed to returns, as the total return of these securities was positive.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS EMG Fund

Institutional Class - PEFIX	Class A - PEFFX
I-2 - PEFPX	Class C - PEFCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	37.0%

U.S. Government Agencies	29.4%

Corporate Bonds & Notes	9.6%

Asset-Backed Securities	8.0%

Short-Term Instruments‡	6.8%

Non-Agency Mortgage-Backed Securities	5.1%

Sovereign Issues	3.2%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (11/26/08)
PIMCO RAE PLUS EMG Fund Institutional Class	(31.23)%	(3.18)%	(0.02)%	7.47%
PIMCO RAE PLUS EMG Fund I-2	(31.36)%	(3.28)%	(0.13)%	7.35%
PIMCO RAE PLUS EMG Fund Class A	(31.50)%	(3.57)%	(0.40)%	7.05%
PIMCO RAE PLUS EMG Fund Class A (adjusted)	(34.05)%	(4.31)%	(0.78)%	6.69%
PIMCO RAE PLUS EMG Fund Class C	(32.00)%	(4.29)%	(1.17)%	6.23%
PIMCO RAE PLUS EMG Fund Class C (adjusted)	(32.68)%	(4.29)%	(1.17)%	6.23%
MSCI Emerging Markets Value Index	(25.26)%	(3.00)%	(1.45)%	5.11%
MSCI Emerging Markets Index	(17.69)%	(0.37)%	0.68%	7.05%
Lipper Emerging Market Funds Average	(18.53)%	(1.23)%	0.56%	6.51%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.25% for the Institutional Class shares, 1.35% for I-2 shares, 1.65% for Class A shares, and 2.40% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Value Index (Net Dividends in USD), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE Emerging Markets Model Portfolio detracted from returns relative to the MSCI Emerging Markets Value Index, primarily due to the following:

»

Underweight exposure to, and security selection in, the energy sector contributed to relative returns, as the energy sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Security selection in the industrials, communications services, consumer discretionary, utilities and materials sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of Intermediate U.S. treasuries contributed to performance, where yields decreased.

»	Holdings of Agency mortgage-backed securities contributed to returns, as the total return of these securities was positive.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Select holdings of external emerging markets debt, primarily in Argentina, detracted from returns as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian real and South African rand vs the U.S. dollar as the U.S. dollar strengthened relative to these currencies.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO RAE PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
I-2 - PTIPX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Short-Term Instruments‡	36.3%

U.S. Government Agencies	27.2%

U.S. Treasury Obligations	17.8%

Corporate Bonds & Notes	6.6%

Asset-Backed Securities	5.0%

Non-Agency Mortgage-Backed Securities	4.3%

Sovereign Issues	2.2%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS International Fund Institutional Class	(26.10)%	(3.33)%	3.39%
PIMCO RAE PLUS International Fund I-2	(26.35)%	(3.45)%	3.26%
PIMCO RAE PLUS International Fund Class A	(26.39)%	(3.66)%	3.03%
PIMCO RAE PLUS International Fund Class A (adjusted)	(29.19)%	(4.39)%	2.56%
MSCI EAFE Value Index	(22.76)%	(3.83)%	2.18%
MSCI EAFE Index	(14.38)%	(0.62)%	4.37%
Lipper International Multi-Cap Value Funds Average	(22.48)%	(4.02)%	1.98%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.09% for the Institutional Class shares, 1.19% for I-2 shares and 1.44% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE International Model Portfolio contributed to returns relative to the MSCI EAFE Value Index, primarily due to the following:

»

Overweight exposure to, and security selection in, the consumer staples and health care sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the information technology sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer discretionary, industrials and utilities sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of U.S. treasuries contributed to performance, where yields decreased.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Select holdings of external emerging markets debt, primarily in Argentina, detracted from returns, as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian real and South African rand vs the U.S. dollar as the U.S. dollar strengthened relative to these currencies.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
I-2 - PCCPX	Class C - PCFEX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

Short-Term Instruments‡	28.1%

U.S. Treasury Obligations	24.0%

U.S. Government Agencies	18.3%

Corporate Bonds & Notes	12.1%

Asset-Backed Securities	8.4%

Non-Agency Mortgage-Backed Securities	6.3%

Sovereign Issues	2.1%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS Small Fund Institutional Class	(35.18)%	(3.31)%	7.76%
PIMCO RAE PLUS Small Fund I-2	(35.23)%	(3.41)%	7.66%
PIMCO RAE PLUS Small Fund Class A	(35.32)%	(3.63)%	7.39%
PIMCO RAE PLUS Small Fund Class A (adjusted)	(37.74)%	(4.37)%	6.91%
PIMCO RAE PLUS Small Fund Class C	(35.86)%	(4.36)%	6.59%
PIMCO RAE PLUS Small Fund Class C (adjusted)	(36.49)%	(4.36)%	6.59%
Russell 2000® Value Index	(29.64)%	(2.42)%	6.66%
Russell 2000® Index	(23.99)%	(0.25)%	8.59%
Lipper Small-Cap Value Funds Average	(32.75)%	(4.50)%	5.38%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.92% for the Institutional Class shares, 1.02% for I-2 shares, 1.27% for Class A shares and 2.02% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Small Fund seeks total return which exceeds that of its benchmark, the Russell 2000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Small Model Portfolio detracted from returns relative to the Russell 2000 Value Index, primarily due to the following:

»	Underweight exposure to the energy sector contributed to relative returns, as the energy sector underperformed the benchmark index.

»	Overweight exposure to the consumer staples sector contributed to relative returns, as the consumer staples sector outperformed the benchmark index.

»

Overweight exposure to, and security selection in the consumer discretionary sector detracted from relative returns, as the consumer staples sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the real estate, financials and information technology sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of intermediate U.S. treasuries contributed to performance, where yields decreased.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Select holdings of external emerging markets debt, primarily in Argentina, detracted from returns as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities detracted from returns as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian real and South African rand vs the U.S. dollar as the U.S. dollar strengthened relative to these currencies.

ANNUAL REPORT	MARCH 31, 2020	11

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLBX
I-2 - PWLMX	Class C - PWLEX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	32.9%

U.S. Government Agencies	32.0%

Corporate Bonds & Notes	11.7%

Asset-Backed Securities	7.3%

Short-Term Instruments‡	6.8%

Non-Agency Mortgage-Backed Securities	6.1%

Sovereign Issues	2.7%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional Class	(14.91)%	1.43%	1.16%
PIMCO RAE Worldwide Long/Short PLUS Fund I-2	(15.02)%	1.33%	1.06%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	(15.29)%	1.02%	0.75%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	(19.98)%	(0.11)%	(0.31)%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	(15.85)%	0.29%	0.02%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	(16.65)%	0.29%	0.02%
3 Month USD LIBOR	2.27%	1.45%	1.38%♦
Lipper Alternative Long/Short Equity Funds Average	(9.19)%	0.48%	0.64%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average cumulative total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.28% for the Institutional Class shares, 1.38% for I-2 shares, 1.68% for Class A shares, and 2.43% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complimenting this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s net long exposure to global equities detracted from returns primarily due to the following:

»	Global equities posted negative returns as the MSCI All Country World (ACWI) Index returned -11.26% over the reporting period.

»	Hedging non-U.S. currency risk in the portfolio’s long/short equity strategy contributed to performance as the U.S. dollar strengthened relative to most major currencies.

»	The portfolio’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	Holdings of intermediate U.S. treasuries contributed to performance, where yields decreased.

»	Holdings of Agency mortgage-backed securities contributed to returns, as the total return of these securities was positive.

»	Holdings of non-Agency mortgage-backed securities detracted from returns, as the values of these bonds decreased.

»	Holdings of investment grade corporate credit detracted from returns, as the value of these holdings decreased.

»	Select holdings of external emerging markets debt, primarily in Argentina, detracted from returns as the value of these holdings decreased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Emerging market currency strategies detracted from returns, driven by long Brazilian real and South African rand vs U.S. dollar as the U.S. dollar strengthened relative to these currencies.

12	PIMCO FUNDAMENTAL INDEX FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$883.60	$4.57	$1,000.00	$1,020.15	$4.90	0.97%
Class A	1,000.00	882.70	6.45	1,000.00	1,018.15	6.91	1.37

PIMCO RAE PLUS Fund
Institutional Class	$1,000.00	$752.30	$3.90	$1,000.00	$1,020.55	$4.50	0.89%
I-2	1,000.00	752.70	4.34	1,000.00	1,020.05	5.00	0.99
I-3	1,000.00	751.40	4.55	1,000.00	1,019.80	5.25	1.04
Administrative Class	1,000.00	751.80	4.99	1,000.00	1,019.30	5.76	1.14
Class A	1,000.00	751.40	5.65	1,000.00	1,018.55	6.51	1.29
Class C	1,000.00	748.00	8.91	1,000.00	1,014.80	10.28	2.04

PIMCO RAE PLUS EMG Fund
Institutional Class	$1,000.00	$713.60	$6.08	$1,000.00	$1,017.90	$7.16	1.42%
I-2	1,000.00	712.90	6.51	1,000.00	1,017.40	7.67	1.52
Class A	1,000.00	712.60	7.79	1,000.00	1,015.90	9.17	1.82
Class C	1,000.00	709.10	10.98	1,000.00	1,012.15	12.93	2.57

ANNUAL REPORT	MARCH 31, 2020	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE PLUS International Fund
Institutional Class	$1,000.00	$737.60	$3.78	$1,000.00	$1,020.65	$4.39	0.87%
I-2	1,000.00	735.60	4.21	1,000.00	1,020.15	4.90	0.97
Class A	1,000.00	737.20	5.30	1,000.00	1,018.90	6.16	1.22

PIMCO RAE PLUS Small Fund
Institutional Class	$1,000.00	$645.90	$3.83	$1,000.00	$1,020.35	$4.70	0.93%
I-2	1,000.00	645.70	4.24	1,000.00	1,019.85	5.20	1.03
Class A	1,000.00	645.50	5.27	1,000.00	1,018.60	6.46	1.28
Class C	1,000.00	642.80	8.34	1,000.00	1,014.85	10.23	2.03

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$829.00	$5.81	$1,000.00	$1,018.65	$6.41	1.27%
I-2	1,000.00	827.80	6.26	1,000.00	1,018.15	6.91	1.37
Class A	1,000.00	826.20	7.62	1,000.00	1,016.65	8.42	1.67
Class C	1,000.00	824.20	11.04	1,000.00	1,012.90	12.18	2.42

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO FUNDAMENTAL INDEX FUNDS

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights

		Investment Operations			Less Distributions(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class

03/31/2020	$9.84	$0.21	$(1.47)	$(1.26)	$0.00	$0.00	$0.00	$0.00

03/31/2019	10.12	0.20	(0.42)	(0.22)	(0.06)	0.00	0.00	(0.06)

03/31/2018	10.24	0.18	(0.19)	(0.01)	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.70	0.31	0.23	0.54	0.00	0.00	0.00	0.00

03/31/2016	10.86	0.23	(0.86)	(0.63)	(0.53)	0.00	0.00	(0.53)
Class A

03/31/2020	9.61	0.18	(1.44)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	9.89	0.16	(0.41)	(0.25)	(0.03)	0.00	0.00	(0.03)

03/31/2018	10.02	0.14	(0.19)	(0.05)	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.53	0.26	0.23	0.49	0.00	0.00	0.00	0.00

03/31/2016	10.71	0.19	(0.87)	(0.68)	(0.50)	0.00	0.00	(0.50)

PIMCO RAE PLUS Fund
Institutional Class

03/31/2020	$7.00	$0.18	$(1.44)	$(1.26)	$(0.18)	$(0.91)	$(0.01)	$(1.10)

03/31/2019	7.50	0.17	0.14	0.31	(0.10)	(0.71)	0.00	(0.81)

03/31/2018	7.28	0.12	0.73	0.85	(0.50)	(0.13)	0.00	(0.63)

03/31/2017	5.93	0.15	1.20	1.35	0.00	0.00	0.00	0.00

03/31/2016	6.56	0.11	(0.39)	(0.28)	(0.19)	(0.16)	0.00	(0.35)
I-2

03/31/2020	6.95	0.17	(1.43)	(1.26)	(0.17)	(0.91)	(0.01)	(1.09)

03/31/2019	7.45	0.16	0.14	0.30	(0.09)	(0.71)	0.00	(0.80)

03/31/2018	7.23	0.11	0.73	0.84	(0.49)	(0.13)	0.00	(0.62)

03/31/2017	5.90	0.14	1.19	1.33	0.00	0.00	0.00	0.00

03/31/2016	6.52	0.10	(0.38)	(0.28)	(0.18)	(0.16)	0.00	(0.34)
I-3

03/31/2020	6.94	0.16	(1.42)	(1.26)	(0.17)	(0.91)	(0.01)	(1.09)

04/27/2018 - 03/31/2019	7.59	0.14	0.02	0.16	(0.10)	(0.71)	0.00	(0.81)
Administrative Class

03/31/2020	6.82	0.15	(1.39)	(1.24)	(0.16)	(0.91)	(0.01)	(1.08)

03/31/2019	7.33	0.14	0.14	0.28	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	7.13	0.10	0.71	0.81	(0.48)	(0.13)	0.00	(0.61)

03/31/2017	5.82	0.12	1.19	1.31	0.00	0.00	0.00	0.00

03/31/2016	6.43	0.09	(0.38)	(0.29)	(0.16)	(0.16)	0.00	(0.32)
Class A

03/31/2020	6.63	0.14	(1.35)	(1.21)	(0.15)	(0.91)	(0.01)	(1.07)

03/31/2019	7.15	0.13	0.14	0.27	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	6.96	0.09	0.70	0.79	(0.47)	(0.13)	0.00	(0.60)

03/31/2017	5.70	0.12	1.14	1.26	0.00	0.00	0.00	0.00

03/31/2016	6.32	0.08	(0.37)	(0.29)	(0.17)	(0.16)	0.00	(0.33)
Class C

03/31/2020	6.04	0.08	(1.20)	(1.12)	(0.11)	(0.91)	(0.01)	(1.03)

03/31/2019	6.61	0.07	0.12	0.19	(0.05)	(0.71)	0.00	(0.76)

03/31/2018	6.48	0.03	0.66	0.69	(0.43)	(0.13)	0.00	(0.56)

03/31/2017	5.35	0.07	1.06	1.13	0.00	0.00	0.00	0.00

03/31/2016	5.96	0.04	(0.35)	(0.31)	(0.14)	(0.16)	0.00	(0.30)

PIMCO RAE PLUS EMG Fund
Institutional Class

03/31/2020	$9.94	$0.21	$(3.30)	$(3.09)	$0.00	$0.00	$(0.04)	$(0.04)

03/31/2019	11.33	0.18	(1.28)	(1.10)	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.35	0.16	1.77	1.93	(0.95)	0.00	0.00	(0.95)

03/31/2017	7.83	0.20	2.73	2.93	(0.41)	0.00	0.00	(0.41)

03/31/2016	9.44	0.17	(1.78)	(1.61)	0.00	0.00	0.00	0.00

16	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.58	(12.80)%	$1,591,563	0.96%	0.96%	0.89%	0.89%	2.21%	455%

9.84	(2.23)	1,591,337	0.98	0.98	0.89	0.89	2.04	408

10.12	(0.07)	1,450,180	0.96	0.96	0.89	0.89	1.80	137

10.24	5.57	382,282	0.95	0.95	0.89	0.89	3.09	398

9.70	(4.86)	535,687	0.94	0.94	0.89	0.89	2.20	602

8.35	(13.11)	4,987	1.36	1.36	1.29	1.29	1.90	455

9.61	(2.58)	9,366	1.38	1.38	1.29	1.29	1.63	408

9.89	(0.51)	12,585	1.36	1.36	1.29	1.29	1.47	137

10.02	5.14	9,554	1.35	1.35	1.29	1.29	2.62	398

9.53	(5.42)	21,009	1.34	1.34	1.29	1.29	1.86	602

$4.64	(22.56)%	$291,485	0.87%	0.87%	0.79%	0.79%	2.58%	441%

7.00	4.65	491,771	0.93	0.93	0.79	0.79	2.24	399

7.50	11.89	456,567	0.85	0.85	0.79	0.79	1.64	150

7.28	22.77	459,719	0.86	0.86	0.79	0.79	2.33	552

5.93	(4.33)	440,025	0.83	0.83	0.79	0.79	1.80	501

4.60	(22.63)	202,721	0.97	0.97	0.89	0.89	2.46	441

6.95	4.64	296,026	1.03	1.03	0.89	0.89	2.14	399

7.45	11.88	261,970	0.95	0.95	0.89	0.89	1.54	150

7.23	22.54	261,947	0.96	0.96	0.89	0.89	2.21	552

5.90	(4.29)	225,311	0.93	0.93	0.89	0.89	1.69	501

4.59	(22.67)	3,142	1.02	1.07	0.94	0.99	2.33	441

6.94	2.68	1,890	1.08 *	1.13 *	0.94 *	0.99 *	2.11 *	399

4.50	(22.74)	3,157	1.12	1.12	1.04	1.04	2.30	441

6.82	4.46	5,213	1.18	1.18	1.04	1.04	1.98	399

7.33	11.61	33,453	1.10	1.10	1.04	1.04	1.40	150

7.13	22.51	30,644	1.11	1.11	1.04	1.04	1.84	552

5.82	(4.49)	7,463	1.08	1.08	1.04	1.04	1.48	501

4.35	(22.88)	367,647	1.27	1.27	1.19	1.19	2.17	441

6.63	4.34	649,864	1.33	1.33	1.19	1.19	1.84	399

7.15	11.60	692,730	1.25	1.25	1.19	1.19	1.26	150

6.96	22.11	439,747	1.26	1.26	1.19	1.19	1.95	552

5.70	(4.63)	462,967	1.23	1.23	1.19	1.19	1.43	501

3.89	(23.52)	154,295	2.02	2.02	1.94	1.94	1.43	441

6.04	3.53	281,900	2.08	2.08	1.94	1.94	1.09	399

6.61	10.81	317,393	2.00	2.00	1.94	1.94	0.49	150

6.48	21.12	355,721	2.01	2.01	1.94	1.94	1.19	552

5.35	(5.26)	355,308	1.98	1.98	1.94	1.94	0.69	501

$6.81	(31.23)%	$1,759,028	1.36%	1.36%	1.15%	1.15%	2.18%	420%

9.94	(9.71)	3,110,824	1.25	1.25	1.15	1.15	1.82	339

11.33	19.48	2,496,352	1.18	1.18	1.15	1.15	1.46	87

10.35	38.26	1,219,248	1.27	1.27	1.15	1.15	2.29	368

7.83	(17.06)	1,973,502	1.17	1.17	1.15	1.15	2.02	482

ANNUAL REPORT	MARCH 31, 2020	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS EMG Fund (Cont.)
I-2

03/31/2020	$9.94	$0.20	$(3.30)	$(3.10)	$0.00	$0.00	$(0.04)	$(0.04)

03/31/2019	11.31	0.18	(1.28)	(1.10)	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.33	0.15	1.76	1.91	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.83	0.20	2.71	2.91	(0.41)	0.00	0.00	(0.41)

03/31/2016	9.44	0.16	(1.77)	(1.61)	0.00	0.00	0.00	0.00
Class A

03/31/2020	9.81	0.17	(3.26)	(3.09)	0.00	0.00	(0.00)	0.00

03/31/2019	11.18	0.14	(1.26)	(1.12)	(0.25)	0.00	0.00	(0.25)

03/31/2018	10.23	0.12	1.74	1.86	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.76	0.17	2.69	2.86	(0.39)	0.00	0.00	(0.39)

03/31/2016	9.39	0.13	(1.76)	(1.63)	0.00	0.00	0.00	0.00
Class C

03/31/2020	9.50	0.10	(3.14)	(3.04)	0.00	0.00	(0.00)	0.00

03/31/2019	10.87	0.07	(1.24)	(1.17)	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.98	0.03	1.71	1.74	(0.85)	0.00	0.00	(0.85)

03/31/2017	7.59	0.10	2.63	2.73	(0.34)	0.00	0.00	(0.34)

03/31/2016	9.25	0.07	(1.73)	(1.66)	0.00	0.00	0.00	0.00

PIMCO RAE PLUS International Fund
Institutional Class

03/31/2020	$7.09	$0.18	$(1.97)	$(1.79)	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2019	9.63	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.04	0.17	1.35	1.52	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.48	0.22	1.44	1.66	(0.10)	0.00	0.00	(0.10)

03/31/2016	8.95	0.16	(1.40)	(1.24)	(0.23)	0.00	0.00	(0.23)
I-2

03/31/2020	7.08	0.18	(1.99)	(1.81)	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.62	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.03	0.17	1.34	1.51	(0.92)	0.00	0.00	(0.92)

03/31/2017	7.47	0.23	1.42	1.65	(0.09)	0.00	0.00	(0.09)

03/31/2016	8.93	0.14	(1.39)	(1.25)	(0.21)	0.00	0.00	(0.21)
Class A

03/31/2020	7.07	0.17	(1.98)	(1.81)	(0.18)	0.00	0.00	(0.18)

03/31/2019	9.60	0.23	(0.96)	(0.73)	(1.80)	0.00	0.00	(1.80)

03/31/2018	9.03	0.16	1.32	1.48	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.47	0.21	1.42	1.63	(0.07)	0.00	0.00	(0.07)

03/31/2016	8.95	0.14	(1.41)	(1.27)	(0.21)	0.00	0.00	(0.21)

PIMCO RAE PLUS Small Fund
Institutional Class

03/31/2020	$10.41	$0.22	$(3.80)	$(3.58)	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2019	11.61	0.23	(0.29)	(0.06)	(0.38)	(0.76)	0.00	(1.14)

03/31/2018	11.60	0.20	0.98	1.18	(0.49)	(0.68)	0.00	(1.17)

03/31/2017	8.82	0.29	2.55	2.84	(0.06)	0.00	0.00	(0.06)

03/31/2016	12.39	0.25	(1.51)	(1.26)	(0.39)	(1.92)	0.00	(2.31)
I-2

03/31/2020	10.38	0.21	(3.78)	(3.57)	(0.22)	0.00	0.00	(0.22)

03/31/2019	11.58	0.22	(0.29)	(0.07)	(0.37)	(0.76)	0.00	(1.13)

03/31/2018	11.57	0.18	0.99	1.17	(0.48)	(0.68)	0.00	(1.16)

03/31/2017	8.81	0.27	2.55	2.82	(0.06)	0.00	0.00	(0.06)

03/31/2016	12.38	0.25	(1.53)	(1.28)	(0.37)	(1.92)	0.00	(2.29)
Class A

03/31/2020	10.31	0.19	(3.76)	(3.57)	(0.19)	0.00	0.00	(0.19)

03/31/2019	11.51	0.19	(0.28)	(0.09)	(0.35)	(0.76)	0.00	(1.11)

03/31/2018	11.52	0.16	0.97	1.13	(0.46)	(0.68)	0.00	(1.14)

03/31/2017	8.77	0.25	2.53	2.78	(0.03)	0.00	0.00	(0.03)

03/31/2016	12.34	0.21	(1.51)	(1.30)	(0.35)	(1.92)	0.00	(2.27)

18	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.80	(31.36)%	$6,064	1.46%	1.46%	1.25%	1.25%	2.04%	420%

9.94	(9.69)	21,706	1.35	1.35	1.25	1.25	1.72	339

11.31	19.30	53,041	1.28	1.28	1.25	1.25	1.39	87

10.33	38.01	41,744	1.37	1.37	1.25	1.25	2.06	368

7.83	(17.06)	7,589	1.27	1.27	1.25	1.25	1.90	482

6.72	(31.50)	7,351	1.76	1.76	1.55	1.55	1.78	420

9.81	(10.02)	17,935	1.65	1.65	1.55	1.55	1.42	339

11.18	18.97	25,707	1.58	1.58	1.55	1.55	1.10	87

10.23	37.61	7,396	1.67	1.67	1.55	1.55	1.83	368

7.76	(17.36)	4,026	1.57	1.57	1.55	1.55	1.55	482

6.46	(32.00)	1,326	2.51	2.51	2.30	2.30	1.06	420

9.50	(10.77)	3,331	2.40	2.40	2.30	2.30	0.67	339

10.87	18.13	4,657	2.33	2.33	2.30	2.30	0.31	87

9.98	36.57	2,268	2.42	2.42	2.30	2.30	1.10	368

7.59	(17.95)	1,618	2.32	2.32	2.30	2.30	0.89	482

$5.10	(26.10)%	$702,304	0.87%	0.87%	0.82%	0.82%	2.61%	462%

7.09	(7.10)	380,912	1.09	1.09	0.83	0.83	3.10	366

9.63	16.94	557,862	0.94	0.94	0.82	0.82	1.77	144

9.04	22.36	942,949	0.87	0.87	0.82	0.82	2.66	250

7.48	(14.06)	619,564	0.83	0.83	0.82	0.82	1.89	465

5.08	(26.35)	283	0.97	0.97	0.92	0.92	2.58	462

7.08	(7.18)	4,720	1.19	1.19	0.93	0.93	3.06	366

9.62	16.88	3,958	1.04	1.04	0.92	0.92	1.71	144

9.03	22.30	4,830	0.97	0.97	0.92	0.92	2.83	250

7.47	(14.14)	3,777	0.93	0.93	0.92	0.92	1.72	465

5.08	(26.39)	4,740	1.22	1.22	1.17	1.17	2.36	462

7.07	(7.31)	9,292	1.44	1.44	1.18	1.18	2.85	366

9.60	16.44	9,481	1.29	1.29	1.17	1.17	1.65	144

9.03	22.01	3,142	1.22	1.22	1.17	1.17	2.57	250

7.47	(14.37)	2,727	1.18	1.18	1.17	1.17	1.70	465

$6.61	(35.18)%	$206,844	0.93%	0.93%	0.84%	0.84%	2.19%	468%

10.41	(0.37)	137,253	0.92	0.92	0.84	0.84	1.99	405

11.61	10.35	81,039	0.89	0.89	0.84	0.84	1.66	141

11.60	32.15	65,475	0.88	0.88	0.84	0.84	2.83	352

8.82	(10.27)	47,436	0.87	0.87	0.84	0.84	2.26	526

6.59	(35.23)	3,631	1.03	1.03	0.94	0.94	2.09	468

10.38	(0.46)	5,079	1.02	1.02	0.94	0.94	1.91	405

11.58	10.26	2,938	0.99	0.99	0.94	0.94	1.54	141

11.57	32.00	3,584	0.98	0.98	0.94	0.94	2.52	352

8.81	(10.40)	1,389	0.97	0.97	0.94	0.94	2.21	526

6.55	(35.32)	7,440	1.28	1.28	1.19	1.19	1.85	468

10.31	(0.70)	15,655	1.27	1.27	1.19	1.19	1.66	405

11.51	9.90	10,296	1.24	1.24	1.19	1.19	1.34	141

11.52	31.73	3,861	1.23	1.23	1.19	1.19	2.42	352

8.77	(10.63)	2,252	1.22	1.22	1.19	1.19	1.93	526

ANNUAL REPORT	MARCH 31, 2020	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)
Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS Small Fund (Cont.)
Class C

03/31/2020	$10.11	$0.11	$(3.68)	$(3.57)	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	11.32	0.10	(0.28)	(0.18)	(0.27)	(0.76)	0.00	(1.03)

03/31/2018	11.34	0.06	0.97	1.03	(0.37)	(0.68)	0.00	(1.05)

03/31/2017	8.68	0.20	2.46	2.66	0.00	0.00	0.00	0.00

03/31/2016	12.27	0.15	(1.52)	(1.37)	(0.30)	(1.92)	0.00	(2.22)

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class

03/31/2020	$10.23	$0.21	$(1.64)	$(1.43)	$(0.59)	$0.00	$0.00	$(0.59)

03/31/2019	9.51	0.17	0.68	0.85	(0.13)	0.00	0.00	(0.13)

03/31/2018	10.02	0.16	0.39	0.55	(1.06)	0.00	0.00	(1.06)

03/31/2017	9.33	0.22	0.87	1.09	(0.40)	0.00	0.00	(0.40)

03/31/2016	9.82	0.15	(0.33)	(0.18)	(0.31)	0.00	0.00	(0.31)
I-2

08/23/2019 - 03/31/2020	9.95	0.09	(1.43)	(1.34)	(0.41)	0.00	0.00	(0.41)
Class A

08/23/2019 - 03/31/2020	9.95	0.08	(1.44)	(1.36)	(0.41)	0.00	0.00	(0.41)
Class C

08/23/2019 - 03/31/2020	9.95	0.03	(1.43)	(1.40)	(0.37)	0.00	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.40	(35.86)%	$1,635	2.03%		2.03%		1.94%		1.94%		1.13%		468%

10.11	(1.45)	3,581	2.02		2.02		1.94		1.94		0.91		405

11.32	9.20	2,713	1.99		1.99		1.94		1.94		0.55		141

11.34	30.65	2,928	1.98		1.98		1.94		1.94		2.00		352

8.68	(11.24)	4,017	1.97		1.97		1.94		1.94		1.39		526

$8.21	(14.91)%	$1,370,195	1.28%		1.28%		1.19%		1.19%		2.13%		407%

10.23	8.94	1,715,801	1.28		1.28		1.19		1.19		1.72		337

9.51	5.35	1,028,520	1.23		1.23		1.19		1.19		1.62		168

10.02	11.92	1,379,963	1.22		1.22		1.19		1.19		2.26		231

9.33	(1.76)	1,892,173	1.22		1.22		1.19		1.19		1.56		529

8.20	(14.21)	22,341	1.38	*	1.38	*	1.29	*	1.29	*	1.59	*	407

8.18	(14.38)	36,705	1.68	*	1.68	*	1.59	*	1.59	*	1.32	*	407

8.18	(14.68)	24,912	2.43	*	2.43	*	2.34	*	2.34	*	0.56	*	407

ANNUAL REPORT	MARCH 31, 2020	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Assets:

Investments, at value
Investments in securities*	$2,340,904	$1,686,387	$3,212,179	$724,466
Investments in Affiliates	77,811	74,534	107,264	233,128
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,848	5,119	8,009	1,872
Over the counter	291,108	65,750	91,629	41,349
Cash	10	0	334	130
Deposits with counterparty	4,151	2,040	3,304	4,162
Foreign currency, at value	8,578	18,143	12,079	3,695
Receivable for investments sold	100,663	11,311	19,531	5,251
Receivable for investments in Affiliates sold	250,000	0	0	0
Receivable for investments sold on a delayed-delivery basis	94	69	113	25
Receivable for TBA investments sold	1,046,510	960,585	1,584,573	267,866
Receivable for Fund shares sold	0	2,141	9,216	2,859
Interest and/or dividends receivable	5,521	4,263	8,627	1,607
Dividends receivable from Affiliates	915	203	33	211
Other assets	0	0	0	0
Total Assets	4,132,113	2,830,545	5,056,891	1,286,621

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$105,834	$0	$15,999	$0
Payable for sale-buyback transactions	0	114,254	231,977	0
Payable for short sales	93,508	12,462	114,230	23,904
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,394	2,838	5,375	2,337
Over the counter	364,621	270,564	499,121	97,415
Payable for investments purchased	124,892	18,095	141,549	12,769
Payable for investments in Affiliates purchased	915	203	33	211
Payable for TBA investments purchased	1,569,572	1,367,700	2,242,279	420,747
Deposits from counterparty	270,380	16,718	30,544	21,395
Payable for Fund shares redeemed	77	3,946	204	165
Overdraft due to custodian	0	279	0	0
Accrued investment advisory fees	984	496	1,335	243
Accrued supervisory and administrative fees	385	320	473	107
Accrued distribution fees	0	105	1	0
Accrued servicing fees	1	118	2	1
Total Liabilities	2,535,563	1,808,098	3,283,122	579,294

Net Assets	$1,596,550	$1,022,447	$1,773,769	$707,327

Net Assets Consist of:

Paid in capital	$2,586,214	$1,264,627	$2,394,293	$820,344
Distributable earnings (accumulated loss)	(989,664)	(242,180)	(620,524)	(113,017)

Net Assets	$1,596,550	$1,022,447	$1,773,769	$707,327

Cost of investments in securities	$2,301,896	$1,615,315	$3,113,034	$707,764
Cost of investments in Affiliates	$79,179	$75,008	$107,102	$234,302
Cost of foreign currency held	$8,814	$19,090	$12,832	$3,834
Proceeds received on short sales	$94,658	$13,029	$114,992	$23,709
Cost or premiums of financial derivative instruments, net	$356	$7,124	$(13,216)	$(621)

* Includes repurchase agreements of:	$20,296	$1,758	$0	$494

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$248,645	$2,180,520
40,042	113,175

534	5,946
7,503	213,431
0	16
2,607	6,435
1,306	20,914
1,711	95,362
0	0
8	80
145,285	1,095,151
11,818	26
712	6,232
33	362
0	42
460,204	3,737,692

$0	$186,995
0	90,300
2,063	180,924

430	4,394
42,709	123,240
1,028	24,912
33	362
190,496	1,525,002
3,538	143,532
235	2,347
0	0
82	1,177
36	323
1	17
3	14
240,654	2,283,539

$219,550	$1,454,153

$267,376	$1,609,953
(47,826)	(155,800)

$219,550	$1,454,153

$245,316	$2,127,158
$40,060	$114,970
$1,343	$21,614
$2,007	$181,602
$(284)	$(937)

$508	$16,110

ANNUAL REPORT	MARCH 31, 2020	23

Statements of Assets and Liabilities (cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Net Assets:

Institutional Class	$1,591,563	$291,485	$1,759,028	$702,304
I-2	N/A	202,721	6,064	283
I-3	N/A	3,142	N/A	N/A
Administrative Class	N/A	3,157	N/A	N/A
Class A	4,987	367,647	7,351	4,740
Class C	N/A	154,295	1,326	N/A

Shares Issued and Outstanding:

Institutional Class	185,481	62,796	258,184	137,713
I-2	N/A	44,101	891	56
I-3	N/A	685	N/A	N/A
Administrative Class	N/A	702	N/A	N/A
Class A	598	84,579	1,094	934
Class C	N/A	39,662	205	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.58	$4.64	$6.81	$5.10
I-2	N/A	4.60	6.80	5.08
I-3	N/A	4.59	N/A	N/A
Administrative Class	N/A	4.50	N/A	N/A
Class A	8.35	4.35	6.72	5.08
Class C	N/A	3.89	6.46	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$206,844	$1,370,195
3,631	22,341
N/A	N/A
N/A	N/A
7,440	36,705
1,635	24,912

31,272	166,988
551	2,724
N/A	N/A
N/A	N/A
1,136	4,489
255	3,047

$6.61	$8.21
6.59	8.20
N/A	N/A
N/A	N/A
6.55	8.18
6.40	8.18

ANNUAL REPORT	MARCH 31, 2020	25

Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Investment Income:

Interest	$43,525	$45,051	$86,078	$12,734
Dividends	740	0	676	125
Dividends from Investments in Affiliates	15,775	10,214	9,356	2,418
Miscellaneous income	0	0	0	0
Total Income	60,040	55,265	96,110	15,277

Expenses:

Investment advisory fees	12,126	8,685	23,056	2,493
Supervisory and administrative fees	4,749	5,589	8,184	1,105
Distribution and/or servicing fees - Administrative Class	N/A	13	N/A	N/A
Distribution fees - Class C	N/A	1,878	19	N/A
Servicing fees - Class A	18	1,447	39	18
Servicing fees - Class C	N/A	626	6	N/A
Trustee fees	10	10	16	3
Interest expense	1,362	1,259	5,749	232
Miscellaneous expense	8	21	4	6
Total Expenses	18,273	19,528	37,073	3,857
Waiver and/or Reimbursement by PIMCO	0	(1)	0	0
Net Expenses	18,273	19,527	37,073	3,857

Net Investment Income (Loss)	41,767	35,738	59,037	11,420

Net Realized Gain (Loss):

Investments in securities	12,228	18,475	26,449	4,428
Investments in Affiliates	(10,129)	(2,856)	(2,324)	(733)
Exchange-traded or centrally cleared financial derivative instruments	(62,932)	(60,092)	(106,700)	(14,408)
Over the counter financial derivative instruments	(223,030)	(135,072)	(354,492)	(93,984)
Short sales	(2,746)	(2,304)	(3,978)	157
Foreign currency	(3,850)	(3,556)	(5,590)	(1,242)

Net Realized Gain (Loss)	(290,459)	(185,405)	(446,635)	(105,782)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	28,976	32,998	56,948	8,909
Investments in Affiliates	(280)	974	1,831	(1,217)
Exchange-traded or centrally cleared financial derivative instruments	(18,173)	(29,274)	(52,821)	(11,238)
Over the counter financial derivative instruments	(42,890)	(155,896)	(396,717)	(46,876)
Short sales	1,536	1,167	1,963	(11)
Foreign currency assets and liabilities	358	(365)	176	89

Net Change in Unrealized Appreciation (Depreciation)	(30,473)	(150,396)	(388,620)	(50,344)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(279,165)	$(300,063)	$(776,218)	$(144,706)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$4,325	$49,565
0	0
964	6,642
0	3
5,289	56,210

997	15,550
446	4,186
N/A	N/A
24	79
39	39
8	26
1	13
154	1,452
0	11
1,669	21,356
0	0
1,669	21,356

3,620	34,854

2,405	13,766
(348)	(4,801)
(5,742)	(52,197)
(26,114)	(364,055)
(121)	(2,630)
(360)	(5,188)

(30,280)	(415,105)

987	32,097
46	(1,060)
(2,174)	(21,375)
(37,172)	98,668
(5)	1,483
91	294

(38,227)	110,107

$(64,887)	$(270,143)

ANNUAL REPORT	MARCH 31, 2020	27

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$41,767	$30,793	$35,738	$33,511
Net realized gain (loss)	(290,459)	2,827	(185,405)	197,120
Net change in unrealized appreciation (depreciation)	(30,473)	(66,968)	(150,396)	(167,655)

Net Increase (Decrease) in Net Assets Resulting from Operations	(279,165)	(33,348)	(300,063)	62,976

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	0	(8,264)	(66,582)	(56,007)
I-2	0 (a)	(8)	(48,192)	(30,667)
I-3	N/A	N/A	(531)	(126	)(b)
Administrative Class	N/A	N/A	(779)	(3,456)
Class A	0	(29)	(88,245)	(73,467)
Class C	N/A	0 (c)	(39,875)	(34,685)

Tax basis return of capital
Institutional Class	0	0	(702)	0
I-2	0 (a)	0	(497)	0
I-3	N/A	N/A	(4)	0	(b)
Administrative Class	N/A	N/A	(8)	0
Class A	0	0	(899)	0
Class C	N/A	0 (c)	(389)	0

Total Distributions(g)	0	(8,301)	(246,703)	(198,408)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	273,592	173,124	(157,451)	99,983

Total Increase (Decrease) in Net Assets	(5,573)	131,475	(704,217)	(35,449)

Net Assets:

Beginning of year	1,602,123	1,470,648	1,726,664	1,762,113
End of year	$1,596,550	$1,602,123	$1,022,447	$1,726,664

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	I-2 Shares liquidated at the close of business on February 7, 2020.
(b)	Inception date of I-3 was April 27, 2018.
(c)	Class C Shares liquidated at the close of business on October 31, 2018.
(d)	Inception date of I-2 was August 23, 2019.
(e)	Inception date of Class A was August 23, 2019.
(f)	Inception date of Class C was August 23, 2019..
(g)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS EMG Fund		PIMCO RAE PLUS International Fund		PIMCO RAE PLUS Small Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020		Year Ended March 31, 2019

$59,037	$53,203	$11,420	$10,673	$3,620	$2,342	$34,854		$25,885
(446,635)	(204,605)	(105,782)	17,871	(30,280)	(1,651)	(415,105)		121,396
(388,620)	(109,921)	(50,344)	(33,666)	(38,227)	1,379	110,107		(27,269)

(776,218)	(261,323)	(144,706)	(5,122)	(64,887)	2,070	(270,144)		120,012

0	(79,626)	(11,213)	(73,071)	(3,080)	(9,053)	(92,731)		(20,902)
0	(622)	(117)	(977)	(105)	(544)	(138	)(d)	0
N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
0	(480)	(171)	(1,753)	(274)	(1,392)	(148	)(e)	0
0	(76)	N/A	N/A	(42)	(316)	(87	)(f)	0

(9,931)	0	0	0	0	0	0		0
(71)	0	0	0	0	0	0	(d)	0
N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
(0)	0	0	0	0	0	0	(e)	0
(0)	0	N/A	N/A	0	0	0	(f)	0

(10,002)	(80,804)	(11,501)	(75,801)	(3,501)	(11,305)	(93,104)		(20,902)

(593,807)	916,166	468,610	(95,454)	126,370	73,817	101,600		588,171

(1,380,027)	574,039	312,403	(176,377)	57,982	64,582	(261,648)		687,281

3,153,796	2,579,757	394,924	571,301	161,568	96,986	1,715,801		1,028,520
$1,773,769	$3,153,796	$707,327	$394,924	$219,550	$161,568	$1,454,153		$1,715,801

ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		$1,059	$1,024

Total Loan Participations and Assignments (Cost $1,058)			1,024

CORPORATE BONDS & NOTES 12.9%

BANKING & FINANCE 9.9%

Ally Financial, Inc.
4.250% due 04/15/2021		100	98
4.625% due 05/19/2022		100	97
7.500% due 09/15/2020		3,600	3,658

American Tower Corp.
3.800% due 08/15/2029		2,800	2,875

Banco del Estado de Chile
4.125% due 10/07/2020		5,300	5,322

Bank of America Corp.
2.104% (US0003M + 0.790%) due 03/05/2024 ~		2,000	1,874

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	1,600	1,706

Barclays Bank PLC
7.625% due 11/21/2022 (g)		$2,000	2,047
10.179% due 06/12/2021		5,400	5,741

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		3,300	2,908
3.200% due 08/10/2021		1,300	1,288
4.337% due 01/10/2028		600	612
4.610% due 02/15/2023 •		2,900	2,953
4.972% due 05/16/2029 •		600	649
5.088% due 06/20/2030 •		600	623
5.200% due 05/12/2026		600	618
7.125% due 06/15/2025 •(f)(g)	GBP	2,200	2,341
7.250% due 03/15/2023 •(f)(g)		300	335
7.875% due 03/15/2022 •(f)(g)		$400	368
8.000% due 12/15/2020 •(f)(g)	EUR	2,900	3,054
8.000% due 06/15/2024 •(f)(g)		$500	465

BNP Paribas S.A.
7.625% due 03/30/2021 •(f)(g)		200	195

BOC Aviation Ltd.
4.000% due 01/25/2024		400	432

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		3,100	2,891

CNH Industrial Capital LLC
4.375% due 11/06/2020		300	297

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	1,500	1,592
6.625% due 06/29/2021 •(f)(g)		2,600	2,752

Credit Suisse Group AG
6.375% due 08/21/2026 •(f)(g)		$1,500	1,318

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,200	1,311
2.868% (US0003M + 1.230%) due 02/27/2023 ~		$2,800	2,295
3.961% due 11/26/2025 •		7,300	6,763
4.250% due 10/14/2021		5,300	5,046

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,073

Erste Group Bank AG
8.875% due 10/15/2021 •(f)(g)	EUR	200	220

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,100	1,178

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$2,300	2,185
2.710% (US0003M + 0.810%) due 04/05/2021 ~		1,700	1,573

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.087% due 01/09/2023		$2,900	$2,624
3.550% due 10/07/2022		1,600	1,500

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		1,000	980
3.213% (US0003M + 1.600%) due 11/29/2023 ~		100	98

GSPA Monetization Trust
6.422% due 10/09/2029		108	126

Healthcare Realty Trust, Inc.
2.400% due 03/15/2030		1,100	980

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		1,200	1,176
2.692% (US0003M + 1.000%) due 05/18/2024 ~		600	560
3.000% due 05/29/2030 •	GBP	2,300	2,769
3.400% (US0003M + 1.500%) due 01/05/2022 ~		$600	575
4.292% due 09/12/2026 •		1,300	1,362

ING Groep NV
5.750% due 11/16/2026 •(f)(g)		500	433

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(f)(g)	EUR	2,500	2,445

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		$3,100	3,025
2.696% (US0003M + 0.890%) due 07/23/2024 ~		2,600	2,347
3.031% (US0003M + 1.230%) due 10/24/2023 ~		300	291
3.797% due 07/23/2024 •		1,100	1,153

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		900	879
2.858% due 03/17/2023 •		5,100	5,033
4.050% due 08/16/2023		3,500	3,647
4.550% due 08/16/2028		2,000	2,127
7.500% due 09/27/2025 •(f)(g)		2,600	2,339
7.625% due 06/27/2023 •(f)(g)	GBP	1,400	1,478

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		$2,600	2,599
2.654% (US0003M + 0.860%) due 07/26/2023 ~		1,100	1,011

Morgan Stanley
2.954% (US0003M + 1.220%) due 05/08/2024 ~		200	192

Nationwide Building Society
4.363% due 08/01/2024 •		1,300	1,308

Navient Corp.
5.500% due 01/25/2023		200	189
6.500% due 06/15/2022		700	684

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		100	95
2.600% due 09/28/2022		200	191
2.650% due 07/13/2022		300	290

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		550	498

Royal Bank of Scotland Group PLC
2.000% due 03/04/2025 •	EUR	100	107
2.875% due 09/19/2026 •	GBP	500	604
4.269% due 03/22/2025 •		$1,300	1,338
4.892% due 05/18/2029 •		2,100	2,229
5.076% due 01/27/2030 •		600	653
7.500% due 08/10/2020 •(f)(g)		3,500	3,228
8.000% due 08/10/2025 •(f)(g)		1,100	1,034
8.625% due 08/15/2021 •(f)(g)		3,400	3,333

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,000	2,099

Santander UK PLC
2.875% due 06/18/2024		4,400	4,401

SL Green Realty Corp.
4.500% due 12/01/2022		1,300	1,337

Societe Generale S.A.
6.750% due 04/07/2021 •(f)(g)	EUR	400	424

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Springleaf Finance Corp.
5.625% due 03/15/2023		$300	$296
7.750% due 10/01/2021		700	704
8.250% due 12/15/2020		200	201

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		3,600	3,499

UBS AG
4.750% due 02/12/2026 •(g)	EUR	3,700	4,030
5.125% due 05/15/2024 (g)		$1,600	1,616
7.625% due 08/17/2022 (g)		4,250	4,380

UBS Group AG
2.950% due 09/24/2020		500	501
4.125% due 09/24/2025		500	520

UniCredit SpA
6.572% due 01/14/2022		2,500	2,548
6.750% due 09/10/2021 •(f)(g)	EUR	700	670

WPC Eurobond BV
2.250% due 04/09/2026		2,800	3,025

			158,534

INDUSTRIALS 2.0%

BAT Capital Corp.
3.222% due 08/15/2024		$100	101

BAT International Finance PLC
3.950% due 06/15/2025		300	295

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~		300	290
3.650% due 03/15/2023		515	525

Canadian Pacific Railway Co.
4.500% due 01/15/2022		200	206

Centene Corp.
4.750% due 01/15/2025		1,700	1,732

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~		3,500	3,402
4.464% due 07/23/2022		3,100	3,206
4.908% due 07/23/2025		1,000	1,079

Comcast Corp.
3.950% due 10/15/2025		505	557

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		1,900	1,761

Dell International LLC
4.420% due 06/15/2021		2,700	2,730

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		300	297

Fairstone Financial, Inc.
7.875% due 07/15/2024		700	664

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (a)	EUR	1,800	1,529

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		$1,700	1,204

Imperial Brands Finance PLC
3.125% due 07/26/2024		200	196
3.500% due 07/26/2026		6,960	6,440

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,900	2,802

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		$600	590

Penske Truck Leasing Co. LP
3.200% due 07/15/2020		200	199

Reynolds American, Inc.
4.000% due 06/12/2022		100	101

Sasol Financing USA LLC
5.875% due 03/27/2024		400	168

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~		1,500	1,500

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,300	$15

ZF North America Capital, Inc.
4.500% due 04/29/2022		$400	374

			31,963

UTILITIES 1.0%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		3,300	3,067
2.330% (US0003M + 0.750%) due 06/01/2021 ~		4,400	4,273
2.781% (US0003M + 0.950%) due 07/15/2021 ~		900	885

NextEra Energy Capital Holdings, Inc.
3.342% due 09/01/2020		50	50

Petrobras Global Finance BV
5.093% due 01/15/2030		1,346	1,233

Rio Oil Finance Trust
8.200% due 04/06/2028		1,200	1,092

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~		900	887

Sprint Communications, Inc.
6.000% due 11/15/2022		1,000	1,046

Sprint Corp.
7.250% due 09/15/2021		1,600	1,658
7.875% due 09/15/2023		600	665

			14,856

Total Corporate Bonds & Notes (Cost $218,171)			205,353

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.0%

Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035		200	204

ILLINOIS 0.2%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040		1,200	1,445

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		800	1,076

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		285	307
6.725% due 04/01/2035		585	633

			3,461

NEW JERSEY 0.1%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (c)		1,935	1,836

Total Municipal Bonds & Notes (Cost $4,804)			5,501

U.S. GOVERNMENT AGENCIES 54.1%

Fannie Mae
2.310% due 08/01/2022		198	203
2.870% due 09/01/2027		1,000	1,106
3.637% due 03/01/2034 •		115	117
3.820% due 09/01/2021		4,422	4,535
3.848% due 12/01/2034 •		103	104
4.500% due 09/25/2040		2,063	2,677

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae, TBA
3.000% due 06/01/2040	$55,900	$58,418

Freddie Mac
3.500% due 07/15/2042	6,953	7,477
4.000% due 01/01/2048 - 03/01/2049	7,356	7,897
6.500% due 05/01/2035	272	308

Ginnie Mae
1.931% due 08/20/2047 •	759	749
3.125% due 11/20/2044 •	1,848	1,897
3.237% due 04/20/2068 •	3,229	3,179

Ginnie Mae, TBA
5.000% due 04/01/2050	4,800	5,105

Small Business Administration
5.490% due 03/01/2028	56	61
6.020% due 08/01/2028	459	502

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	52,697	55,890
4.000% due 12/01/2040 - 09/01/2049	151,410	161,987
6.000% due 08/01/2036 - 04/01/2041	1,418	1,614
6.500% due 09/01/2036	211	240

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	89,600	92,652
3.000% due 04/01/2050 - 05/01/2050	263,200	275,719
3.500% due 04/01/2050 - 05/01/2050	65,100	68,865
4.000% due 05/01/2050	75,000	80,061
4.500% due 05/01/2050	30,500	32,811

Total U.S. Government Agencies (Cost $843,254)		864,174

U.S. TREASURY OBLIGATIONS 35.4%

U.S. Treasury Bonds
3.000% due 08/15/2048 (n)	600	835
3.000% due 02/15/2049 (n)	19,200	26,780
4.625% due 02/15/2040 (n)	3,100	5,064

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (n)	37,038	36,506
0.125% due 04/15/2022 (l)(n)	31,182	30,741
0.375% due 01/15/2027 (n)	4,805	4,922
0.625% due 07/15/2021 (l)(n)	11,330	11,224
0.625% due 01/15/2026 (n)	6,144	6,350
0.625% due 02/15/2043 (n)	898	986
1.000% due 02/15/2046 (n)	5,116	6,222
1.000% due 02/15/2048 (n)	21,548	26,566
1.000% due 02/15/2049	26,334	32,785
1.375% due 02/15/2044 (n)	5,091	6,537
2.000% due 01/15/2026 (n)	11,696	13,017
2.375% due 01/15/2027 (l)(n)	3,709	4,302

U.S. Treasury Notes
1.125% due 09/30/2021 (l)(n)	17,200	17,437
1.500% due 08/15/2026 (n)	4,700	4,985
1.625% due 02/15/2026 (n)	3,300	3,516
1.750% due 12/31/2024 (j)(l)	12,800	13,633
2.125% due 05/15/2025 (l)(n)	33,150	36,013
2.375% due 05/15/2029 (j)	7,000	8,057
2.625% due 12/31/2025 (n)	12,400	13,918
2.625% due 02/15/2029 (j)	156,800	183,383
3.000% due 09/30/2025 (n)	31,000	35,280
3.000% due 10/31/2025 (n)	31,000	35,346

Total U.S. Treasury Obligations (Cost $504,459)		564,405

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%

Adjustable Rate Mortgage Trust
4.087% due 01/25/2036 ^~	2,853	2,268

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ	810	685

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
4.083% due 09/20/2046 ^~		$3,550	$3,023

Bear Stearns Adjustable Rate Mortgage Trust
4.220% due 08/25/2033 ~		98	92

Bear Stearns ALT-A Trust
3.882% due 05/25/2035 ~		140	127

Chase Mortgage Finance Trust
4.030% due 09/25/2036 ^~		908	722

Citigroup Mortgage Loan Trust
1.187% due 11/25/2036 •		219	209
3.228% due 09/25/2059 þ		3,149	3,128
3.258% due 04/25/2066 ~		2,114	2,099
4.128% due 09/25/2037 ^~		75	66

CitiMortgage Alternative Loan Trust
1.547% due 04/25/2037 •		1,047	753

Countrywide Alternative Loan Trust
1.067% due 12/25/2046 •		4,846	4,012
1.117% due 11/25/2036 •		1,067	1,043
5.500% due 06/25/2025		1,339	1,209
5.500% due 11/25/2035 ^		451	353
6.000% due 12/25/2035 ^		1,665	1,440
6.000% due 05/25/2036 ^		199	138
6.250% due 08/25/2036		3,143	2,246
7.000% due 10/25/2037		400	217

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 01/25/2037 ^		1,121	821
6.000% due 02/25/2037 ^		1,150	857

Countrywide Home Loan Reperforming REMIC Trust
1.287% due 06/25/2035 •		358	324

Credit Suisse Mortgage Capital Trust
3.319% due 10/27/2059 ~		4,334	4,257
4.092% due 06/25/2050 ~		2,333	1,668

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.137% due 02/25/2037 ^•		3,729	2,981
1.447% due 02/25/2035 •		259	236

Downey Savings & Loan Association Mortgage Loan Trust
0.940% due 10/19/2036 •		848	653

First Horizon Alternative Mortgage Securities Trust
3.765% due 06/25/2036 ^~		2,772	2,289

HarborView Mortgage Loan Trust
0.955% due 12/19/2036 •		1,248	905

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	8,596	10,506

Impac CMB Trust
1.587% due 03/25/2035 •		$875	777

IndyMac Mortgage Loan Trust
1.147% due 11/25/2046 •		3,576	2,891
1.427% due 07/25/2035 •		1,180	1,006

JPMorgan Chase Commercial Mortgage Securities Trust
2.155% due 12/15/2031 •		2,200	2,148

JPMorgan Mortgage Trust
3.598% due 07/27/2037 ~		530	519
4.067% due 07/25/2035 ~		388	378
5.750% due 01/25/2036 ^		43	29

Lehman Mortgage Trust
1.597% due 11/25/2036 •		847	473

Lehman XS Trust
1.172% due 08/25/2046 •		2,098	1,723

Luminent Mortgage Trust
3.874% due 04/25/2036 ~		3,706	2,921

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		800	688

Merrill Lynch Alternative Note Asset Trust
1.147% due 03/25/2037 •		8,645	3,091
1.797% due 02/25/2037 •		17	17
6.000% due 03/25/2037		223	138

Merrill Lynch Mortgage Investors Trust
3.551% due 04/25/2035 ~		70	61
3.630% due 02/25/2036 ~		7	6

MF1 Ltd.
2.077% due 12/25/2034 «•		5,000	4,478

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036		$370	$255

MortgageIT Trust
1.467% due 12/25/2035 •		1,964	1,818

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		8,845	8,921

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		5,017	5,027

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		130	88

NovaStar Mortgage Funding Trust
0.780% due 09/25/2046 •		2,618	1,055

Prime Mortgage Trust
6.000% due 06/25/2036 ^		548	493

RBSSP Resecuritization Trust
1.877% due 02/26/2037 •		1,166	1,129
2.116% due 04/26/2037 •		64	63

Residential Accredit Loans, Inc. Trust
1.197% due 08/25/2037 •		97	81
2.910% due 10/25/2037 ~		1,794	1,440
6.000% due 01/25/2037 ^		192	167
6.000% due 03/25/2037		493	407

Residential Funding Mortgage Securities, Inc. Trust
4.367% due 04/25/2037 ~		1,020	845

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	30,336	36,980

Sequoia Mortgage Trust
3.641% due 09/20/2046 ^~		$610	438

Structured Adjustable Rate Mortgage Loan Trust
3.704% due 08/25/2035 ~		168	120
3.952% due 03/25/2036 ^~		202	165

Structured Asset Securities Corp.
5.500% due 06/25/2035		2,492	2,503

Thornburg Mortgage Securities Trust
2.740% due 03/25/2044 ~		428	398
3.509% due 12/25/2044 ~		556	513
3.928% due 09/25/2037 ~		5	5

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	12,868	15,653

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		3,769	4,548

WaMu Mortgage Pass-Through Certificates Trust
1.217% due 12/25/2045 •		$103	93
1.727% due 01/25/2045 •		3,973	3,647
2.966% due 02/25/2046 •		353	308
3.716% due 06/25/2037 ^~		686	533
3.835% due 12/25/2035 ~		1,172	1,058
3.858% due 06/25/2037 ^~		260	216
3.863% due 10/25/2035 ~		126	111
3.875% due 01/25/2035 ~		281	263

Washington Mutual Mortgage Pass-Through Certificates Trust
1.027% due 09/25/2036 •		1,859	629
1.197% due 02/25/2036 •		2,506	1,866
2.716% due 02/25/2047 ^•		4,053	3,129
2.906% due 04/25/2046 •		332	260

Wells Fargo Mortgage-Backed Securities Trust
4.817% due 09/25/2036 ^~		47	44

Total Non-Agency Mortgage-Backed Securities (Cost $174,981)			165,940

ASSET-BACKED SECURITIES 12.7%

Aames Mortgage Investment Trust
1.937% due 07/25/2035 •		3,900	3,747

Accredited Mortgage Loan Trust
1.207% due 09/25/2036 •		2,080	1,944

Allegro CLO Ltd.
2.990% due 01/30/2026 •		50	49

Argent Securities Trust
1.137% due 03/25/2036 •		4,854	4,082

Asset-Backed Securities Corp. Home Equity Loan Trust
1.757% due 06/25/2034 •		3,709	3,250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avery Point CLO Ltd.
2.816% due 07/17/2026 •		$2,714	$2,686

Bear Stearns Asset-Backed Securities Trust
1.997% due 08/25/2037 •		2,768	2,196
4.200% due 07/25/2036 ~		227	217

BNPP AM Euro CLO
0.650% due 10/15/2031 •	EUR	900	934

Cairn CLO BV
0.670% due 01/31/2030 •		3,400	3,576

Centex Home Equity Loan Trust
1.592% due 03/25/2034 •		$440	406

CIFC Funding Ltd.
2.654% due 10/25/2027 •		2,000	1,966

Citigroup Mortgage Loan Trust
1.137% due 05/25/2037 •		3,207	2,100
1.207% due 03/25/2036 •		6,138	5,292
6.750% due 05/25/2036 þ		438	283

Citigroup Mortgage Loan Trust, Inc.
1.247% due 10/25/2036 •		2,266	2,195
1.847% due 09/25/2035 ^•		3,400	2,777

Countrywide Asset-Backed Certificates
1.087% due 07/25/2037 •		2,067	1,674
1.147% due 02/25/2037 •		1,039	831

Countrywide Asset-Backed Certificates Trust
1.087% due 03/25/2037 •		1,039	925
1.097% due 03/25/2047 ^•		3,710	3,524
1.107% due 03/25/2037 •		108	106
1.687% due 08/25/2047 •		1,814	1,623

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 þ		7,327	2,418

CVC Cordatus Loan Fund DAC
0.650% due 07/21/2030 •	EUR	2,900	3,052

ECMC Group Student Loan Trust
1.947% due 07/25/2069 •		$2,194	2,148

Ellington Loan Acquisition Trust
2.047% due 05/25/2037 •		2,483	2,259

Encore Credit Receivables Trust
1.682% due 09/25/2035 •		350	334

Euro-Galaxy CLO BV
0.750% due 01/17/2031 •	EUR	1,800	1,770
0.820% due 11/10/2030 •		2,000	2,166

Exeter Automobile Receivables Trust
3.200% due 04/15/2022		$1,139	1,139

First Franklin Mortgage Loan Trust
1.107% due 11/25/2036 •		1,729	1,612
1.257% due 09/25/2036 •		485	370
1.307% due 11/25/2035 •		2,690	2,325

Fremont Home Loan Trust
1.087% due 11/25/2036 •		1,352	795
1.097% due 10/25/2036 •		4,074	1,707
1.682% due 01/25/2035 •		1,484	1,410
1.682% due 07/25/2035 •		162	155

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		5,509	5,433
2.470% due 11/15/2023		5,186	4,857
2.580% due 07/17/2023		3,336	3,307

GSAA Home Equity Trust
1.017% due 03/25/2036 •		807	365
1.267% due 04/25/2047 •		1,849	1,069
6.295% due 06/25/2036 þ		1,360	541

GSAMP Trust
1.037% due 01/25/2037 •		6,410	3,713
1.047% due 12/25/2046 •		601	323
1.077% due 12/25/2046 •		3,293	1,791
1.177% due 01/25/2037 •		1,300	896

Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •		267	267

Home Equity Mortgage Loan Asset-Backed Trust
1.167% due 04/25/2037 •		1,350	1,035

JPMorgan Mortgage Acquisition Trust
1.157% due 10/25/2036 •		2,097	1,939
1.247% due 03/25/2037 •		4,300	3,333

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		1,256	1,230

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
1.167% due 02/25/2036 •		$3,880	$3,593

Merrill Lynch Mortgage Investors Trust
1.057% due 08/25/2037 •		13,674	7,667

Monarch Grove CLO
2.674% due 01/25/2028 •		2,400	2,328

Morgan Stanley ABS Capital, Inc. Trust
1.162% due 03/25/2037 •		3,087	1,440
1.877% due 07/25/2035 •		3,854	3,458

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •		403	401

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ		896	349

NovaStar Mortgage Funding Trust
1.147% due 09/25/2037 •		2,998	2,747

Octagon Investment Partners Ltd.
2.681% due 07/15/2027 •		3,000	2,902

Option One Mortgage Loan Trust
1.087% due 03/25/2037 •		1,066	744
1.307% due 01/25/2036 •		6,400	4,949
1.727% due 02/25/2035 •		2,651	2,450

Ozlme BV
0.820% due 01/18/2030 •	EUR	2,600	2,738

Palmer Square Loan Funding Ltd.
2.701% due 10/24/2027 •		$3,902	3,799

Renaissance Home Equity Loan Trust
2.047% due 09/25/2037 •		854	386
5.586% due 11/25/2036 þ		2,118	1,012

Residential Asset Securities Corp. Trust
1.387% due 12/25/2035 •		4,700	3,838
1.527% due 06/25/2033 •		322	254

Securitized Asset-Backed Receivables LLC Trust
1.427% due 10/25/2035 •		4,800	3,525

Seneca Park CLO Ltd.
2.956% due 07/17/2026 •		1,141	1,138

SLM Student Loan Trust
3.294% due 04/25/2023 •		707	701

SoFi Professional Loan Program LLC
2.540% due 05/15/2046		4,800	4,650

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		2,900	2,819

Soundview Home Loan Trust
1.117% due 07/25/2037 •		1,611	1,295
1.257% due 02/25/2036 •		3,000	2,437
2.247% due 10/25/2037 •		2,126	1,667

South Carolina Student Loan Corp.
2.580% due 09/03/2024 •		601	598

Specialty Underwriting & Residential Finance Trust
1.547% due 12/25/2036 •		2,902	2,655

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		1,257	1,256

Structured Asset Investment Loan Trust
1.727% due 02/25/2035 •		5,572	5,113

Structured Asset Securities Corp. Mortgage Loan Trust
1.287% due 02/25/2036 •		271	271

Symphony CLO Ltd.
2.788% due 07/14/2026 •		5,593	5,432

Telos CLO Ltd.
2.786% due 04/17/2028 •		2,498	2,427
3.106% due 01/17/2027 •		4,596	4,559

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •		3,564	3,507

TICP CLO Ltd.
2.619% due 07/20/2027 •		1,270	1,241

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	1,000	1,056

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~		$2,672	2,704
3.510% due 10/25/2057 ~		4,700	4,199

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
3.049% due 04/20/2029 •		$5,200	$5,030

Total Asset-Backed Securities (Cost $219,263)			203,477

SOVEREIGN ISSUES 4.5%

Argentina Government International Bond
3.750% due 12/31/2038 þ		7,400	2,245
5.875% due 01/11/2028		3,500	957
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	2,196	17
38.039% (ARLLMONP) due 06/21/2020 ~		73,733	535

Brazil Government International Bond
4.750% due 01/14/2050		$1,494	1,380

Israel Government International Bond
4.125% due 01/17/2048		600	645

Japan Government International Bond
0.100% due 03/10/2028	JPY	3,577,867	33,258
0.100% due 03/10/2029		3,341,779	31,001

Saudi Government International Bond
4.000% due 04/17/2025		$1,400	1,459
5.000% due 04/17/2049		750	813

Total Sovereign Issues (Cost $77,217)			72,310

		SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)		400,000	432

Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)		900,000	896

Farm Credit Bank of Texas
10.000% due 06/15/2020 (f)(h)		7,400	7,470

		SHARES	MARKET VALUE (000S)

JPMorgan Chase & Co.
5.240% (US0003M + 3.470%) due 04/30/2020 ~(f)		954,000	$863

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)		170,000	171

Total Preferred Securities (Cost $10,344)			9,832

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 15.6%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$1,600	1,598

REPURCHASE AGREEMENTS (i) 1.3%
			20,296

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	4,040	37
53.823% due 05/13/2020 (c)(d)		1,440	11

			48

U.S. TREASURY BILLS 14.2%
0.352% due 04/07/2020 - 06/18/2020 (b)(c)(l)(n)		$226,984	226,946

Total Short-Term Instruments (Cost $248,345)			248,888

Total Investments in Securities (Cost $2,301,896)			2,340,904

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.9%

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%

PIMCO Short Asset Portfolio	5,419,155	$52,615

PIMCO Short-Term Floating NAV Portfolio III	2,565,581	25,196

Total Short-Term Instruments (Cost $79,179)		77,811

Total Investments in Affiliates (Cost $79,179)		77,811

Total Investments 151.5% (Cost $2,381,075)		$2,418,715

Financial Derivative Instruments (k)(m) (4.5)% (Cost or Premiums, net $356)		(72,059)

Other Assets and Liabilities, net (47.0)%		(750,106)

Net Assets 100.0%		$1,596,550

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	06/15/2020	09/30/2010	$7,622	$7,470	0.47%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2020	04/01/2020	$	2,645	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(2,703)	$2,645	$2,645
MEI	0.580	03/25/2020	04/07/2020	CAD	24,840	Canada Government Bond 2.750% due 12/01/2048	(17,700)	17,651	17,653

Total Repurchase Agreements							$(20,403)	$20,296	$20,298

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.250%	03/31/2020	04/01/2020	$(41,992)	$(41,992)
CIB	1.740	03/26/2020	04/13/2020	(63,823)	(63,842)

Total Reverse Repurchase Agreements					$(105,834)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (4.7)%
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2050	$	66,200	$(70,803)	$(70,667)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2050		4,800	(5,195)	(5,184)

Total U.S. Government Agencies					(75,998)	(75,851)

Sovereign Issues (1.1)%
Canada Government International Bond	2.750%	12/01/2048	CAD	18,400	(18,660)	(17,657)

Total Short Sales (5.8)%					$(94,658)	$(93,508)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(41,992)	$0	$0	$(41,992)	$41,752	$(240)
CIB	0	(63,842)	0	0	(63,842)	63,554	(288)
FICC	2,645	0	0	0	2,645	(2,703)	(58)
MEI	17,653	0	0	0	17,653	(17,700)	(47)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(17,657)	(17,657)	0	(17,657)
TOR	0	0	0	0	0	(110)	(110)

Total Borrowings and Other Financing Transactions	$20,298	$(105,834)	$0	$(17,657)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(41,992)	$(63,842)	$0	$0	$(105,834)

Total Borrowings	$(41,992)	$(63,842)	$0	$0	$(105,834)

Payable for reverse repurchase agreements					$(105,834)

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

(j)	Securities with an aggregate market value of $106,291 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(2,403) at a weighted average interest rate of 1.042%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $126 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	$159.500	05/22/2020	991	$991	$9	$47

Total Purchased Options					$9	$47

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	496	$0	$(7)	$0	$0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	590	72	65	0	(39)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	161	35,722	3,119	0	(523)

				$3,177	$0	$(562)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	23	$(4,376)	$14	$318	$(271)
U.S. Treasury 2-Year Note June Futures	06/2020	945	(208,262)	(3,722)	29	0
U.S. Treasury 5-Year Note June Futures	06/2020	269	(33,722)	(1,018)	13	0
U.S. Treasury 10-Year Note June Futures	06/2020	3,131	(434,231)	(6,276)	440	0
U.S. Treasury 30-Year Bond June Futures	06/2020	1,018	(182,286)	(14,182)	1,686	0
United Kingdom Long Gilt June Futures	06/2020	14	(2,368)	(47)	9	(7)

				$(25,231)	$2,495	$(278)

Total Futures Contracts				$(22,054)	$2,495	$(840)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-25 5-Year Index	(1.000)%	Quarterly	12/20/2020	$22,221	$(445)	$419	$(26)	$7	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$		11,252	$728	$(1,268)	$(540)	$0	$(132)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024			686	(45)	4	(41)	0	(9)
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024		EUR	26,100	310	(240)	70	0	(44)

							$993	$(1,504)	$(511)	$0	$(185)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024		CAD	181,200	$(763)	$5,180	$4,417	$0	$(239)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048			13,900	(137)	3,261	3,124	0	(267)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049			6,700	47	827	874	0	(117)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2020	$		136,000	(430)	2,584	2,154	22	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022			9,700	(20)	(529)	(549)	0	(2)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023			31,300	(331)	3,200	2,869	12	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023			41,000	30	1,654	1,684	4	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024			136,200	150	(7,235)	(7,085)	0	(13)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024			16,200	(921)	(729)	(1,650)	0	(1)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025			53,600	(8)	(7,067)	(7,075)	0	(10)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025			13,400	0	(1,773)	(1,773)	0	(3)
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025			334,300	(7,582)	(5,174)	(12,756)	15	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025			70,600	2,139	(7,967)	(5,828)	15	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026			1,000	8	(119)	(111)	1	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026			28,900	(103)	(1,599)	(1,702)	51	0
Pay(6)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027			35,300	0	311	311	0	(63)
Pay(6)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027			36,400	0	379	379	0	(65)
Pay(6)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027			36,400	0	401	401	0	(65)
Pay(6)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027			57,200	0	635	635	0	(102)
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027			229,200	4,896	5,586	10,482	0	(443)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027			44,000	403	(6,990)	(6,587)	141	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030			19,300	(57)	(1,607)	(1,664)	104	0
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030			196,700	5,070	5,268	10,338	0	(1,115)
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048			1,700	49	(749)	(700)	48	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050			19,800	(47)	(7,227)	(7,274)	599	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050			2,900	(21)	(846)	(867)	85	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050			6,300	(10)	(1,223)	(1,233)	177	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050			15,600	(92)	(3,500)	(3,592)	445	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050			8,300	(29)	(1,599)	(1,628)	233	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050			800	(3)	(209)	(212)	23	0
Pay(6)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035		EUR	45,400	0	1,646	1,646	0	(175)
Pay(6)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035			97,600	862	2,675	3,537	0	(376)
Receive(6)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045			100,900	(770)	(5,411)	(6,181)	598	0
Receive(6)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045			49,100	0	(3,050)	(3,050)	291	0
Pay(6)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050			1,720	(7)	20	13	0	(22)
Pay(6)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050			600	0	6	6	0	(8)
Pay(6)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050			1,510	(3)	14	11	0	(19)
Receive(6)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045		GBP	44,200	0	(2,105)	(2,105)	0	(38)
Receive(6)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045			96,600	(650)	(4,526)	(5,176)	0	(84)
Pay(6)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055			47,600	0	2,544	2,544	119	0
Pay(6)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055			104,500	801	5,341	6,142	265	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		JPY	7,300,000	(2,312)	77	(2,235)	0	(54)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		EUR	1,800	(3)	(320)	(323)	4	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048			1,300	5	552	557	0	(29)
Receive	CPURNSA	1.667	Maturity	06/19/2024	$		31,700	0	(1,578)	(1,578)	0	(59)
Pay	UKRPI	3.490	Maturity	09/15/2028		GBP	18,500	(2)	894	892	4	0
Pay	UKRPI	3.593	Maturity	11/15/2028			3,500	0	233	233	2	0
Pay	UKRPI	3.595	Maturity	11/15/2028			12,500	152	687	839	5	0
Pay	UKRPI	3.603	Maturity	11/15/2028			3,300	0	226	226	2	0
Pay	UKRPI	3.480	Maturity	01/15/2030			42,700	50	1,100	1,150	29	0
Pay	UKRPI	3.415	Maturity	02/15/2030			7,600	0	87	87	5	0

								$361	$(27,744)	$(27,383)	$3,299	$(3,369)

Total Swap Agreements								$909	$(28,829)	$(27,920)	$3,306	$(3,554)

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$47	$2,495	$3,306	$5,848	$0	$(840)	$(3,554)	$(4,394)

(l)

Securities with an aggregate market value of $28,630 and cash of $4,151 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	18,037		$23,257	$853	$0
	05/2020	MXN	88,529		4,669	955	0
	06/2020		$6,736	CNY	47,265	0	(76)

BPS	04/2020	BRL	45,270	EUR	7,936	40	0
	04/2020	CAD	3,865		$2,673	0	(73)
	04/2020	EUR	9,385	BRL	45,270	0	(1,638)
	04/2020		4,523		$5,102	114	0
	04/2020	GBP	704		862	0	(13)
	04/2020		$60,784	CAD	83,218	444	(2,094)
	04/2020		1,739	EUR	1,584	8	0
	04/2020		3,146	GBP	2,679	182	0
	04/2020		43,450	TWD	1,307,616	80	(143)
	05/2020		18,221	EUR	16,595	105	0
	06/2020	INR	732,078		$10,129	609	0
	06/2020	TWD	1,310,917		44,103	262	0
	06/2020		$20	MXN	401	0	(4)

BRC	04/2020	JPY	1,461,168		$13,293	0	(296)
	04/2020		$55,726	GBP	45,589	900	0
	05/2020	GBP	45,589		$55,762	0	(903)
CBK	04/2020	AUD	136		$89	5	0
	04/2020	CAD	6,914		4,904	0	(10)
	04/2020	EUR	70,681		77,494	24	(484)
	04/2020	GBP	29,874		36,197	0	(909)
	04/2020	JPY	5,807,200		53,866	1	(143)
	04/2020		$2,006	CAD	2,740	0	(59)
	04/2020		45	COP	154,155	0	(7)
	04/2020		1,152	EUR	1,076	35	0
	04/2020		$5,824	MXN	132,411	0	(251)
	05/2020	EUR	1,380		$1,514	0	(10)
	05/2020		$4,905	CAD	6,914	10	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2020		$8,374	MXN	162,967	$0	$(1,537)
	06/2020		6,654	INR	482,220	0	(383)
	06/2020		425	RUB	33,942	5	0

DUB	04/2020	BRL	25,954		$5,059	64	0
	04/2020		$4,992	BRL	25,954	2	0
	05/2020		5,053		25,954	0	(69)

GLM	04/2020	BRL	45,270	EUR	8,506	669	0
	04/2020		90,246		$20,160	2,792	0
	04/2020	EUR	7,936	BRL	45,270	0	(40)
	04/2020	RUB	25,228		$321	0	(1)
	04/2020		$17,371	BRL	90,246	8	(12)
	04/2020		1,826	EUR	1,690	38	0
	04/2020		1,354	GBP	1,078	0	(15)
	04/2020		9,532	RUB	590,057	0	(2,013)
	04/2020		4,637	ZAR	77,657	0	(298)
	04/2020	ZAR	11,840		$673	12	0
	05/2020	BRL	2,709		532	12	0
	05/2020	EUR	8,485	BRL	45,270	0	(677)
	05/2020		$319	RUB	25,228	2	0
	06/2020	SGD	96		$67	0	0
	06/2020		$4,088	INR	296,416	0	(233)

HUS	04/2020	GBP	1,435		$1,691	0	(91)
	04/2020		$2,379	EUR	2,186	32	0
	05/2020	GBP	14,315		$17,722	0	(71)
	06/2020	CNH	141,407		20,191	271	0
	06/2020		$35,287	CNH	247,143	0	(473)
	01/2021	BRL	2,050		$316	0	(73)

JPM	04/2020		2,709		527	6	0
	04/2020		$521	BRL	2,709	0	0
	04/2020		3,689	ZAR	61,168	0	(271)
	06/2020	CNH	153,534		$21,600	0	(28)
	06/2020		$773	TWD	22,966	0	(5)

MYI	04/2020		67,318	JPY	7,268,368	279	0
	04/2020		11,727	ZAR	196,427	0	(751)
	05/2020	JPY	7,268,368		$67,462	0	(245)

SCX	04/2020	CAD	25,174		18,857	968	0
	05/2020	EUR	68,668		75,441	0	(389)
	05/2020		$221	RUB	17,429	1	0
	06/2020		9,857	IDR	136,664,416	0	(1,581)
	06/2020		10,163	INR	734,453	0	(611)

SOG	04/2020		109	RUB	8,491	0	(1)
	05/2020		375		29,313	0	(2)
	06/2020		960		74,764	0	(13)

SSB	04/2020	CAD	50,005		$35,995	889	(427)
	04/2020		$26,491	BRL	116,200	0	(4,128)

UAG	04/2020	RUB	26,478		$333	0	(4)
	04/2020		$635	RUB	50,413	8	0
	06/2020		783		63,553	21	0

Total Forward Foreign Currency Contracts						$10,706	$(21,555)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	640,400	$1,577	$1,702

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017	07/02/2021	638,500	2,438	12,090
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	291,100	1,070	5,637
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	159,200	1,273	11,981
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	161,700	949	10,201

Total Purchased Options							$7,307	$41,611

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	1,700	$(1)	$(11)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	41,400	$(492)	$(940)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	85,300	(1,086)	(1,793)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	5,400	(166)	(273)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	2,640	(81)	(132)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	84,000	(1,273)	(12,947)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	85,400	(949)	(11,317)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	204,300	(2,438)	(16,209)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	93,200	(1,042)	(7,114)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	5,300	(174)	(263)

							$(7,701)	$(50,988)

Total Written Options							$(7,702)	$(50,999)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR	700	$(5)	$37	$32	$0

JPM	HSBC Holdings PLC	(1.000)	Quarterly	12/20/2024	1.923		1,500	(10)	80	70	0

								$(15)	$117	$102	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 746	$(152)	$105	$0	$(47)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	14,488	1.745% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	$76,340	$0	$123	$123	$0

BPS	Pay	S&P 500 Total Return Index	40,598	1.875% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/12/2020	213,919	0	369	369	0
	Pay	S&P 500 Total Return Index	14,008	1.905% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/12/2020	73,811	0	129	129	0
	Pay	S&P 500 Total Return Index	15,512	1.389% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/26/2020	93,679	0	13,414	13,414	0
	Pay	S&P 500 Total Return Index	84,991	1.173% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/11/2021	577,653	0	131,154	131,154	0
	Pay	S&P 500 Total Return Index	34,719	1.209% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2021	238,191	0	55,680	55,680	0
	Pay	S&P 500 Total Return Index	6,089	1.893% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	32,084	0	67	67	0

CBK	Receive	ERAUSLT Index	597,002	0.574% (1-Month USD-LIBOR less a specified spread)	Monthly	06/24/2020	142,200	0	9,394	9,394	0
	Pay	S&P 500 Total Return Index	2,866	0.785% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/14/2020	15,997	0	903	903	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	ERAUSLT Index	803,307	1.131% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/22/2020	$255,339	$0	$(53,681)	$0	$(53,681)
	Pay	S&P 500 Total Return Index	25,955	1.131% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/22/2020	154,032	0	18,687	18,687	0
	Pay	S&P 500 Total Return Index	16,885	1.835% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/22/2020	88,970	0	150	150	0
	Receive	ERAUSLT Index	742,374	1.173% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/11/2021	264,048	0	(76,125)	0	(76,125)
	Receive	ERAUSLT Index	718,844	1.229% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2021	255,758	0	(73,667)	0	(73,667)

FAR	Receive	ERAUSLT Index	233,313	1.249% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/26/2020	75,764	0	(17,628)	0	(17,628)

FBF	Pay	S&P 500 Total Return Index	18,048	0.444% (1-Month USD-LIBOR less a specified spread)	Monthly	06/24/2020	88,600	0	(6,489)	0	(6,489)

GST	Pay	S&P 500 Total Return Index	8,923	0.912% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	43,377	0	(3,625)	0	(3,625)
	Pay	S&P 500 Total Return Index	15,621	1.923% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	82,310	0	181	181	0

JPM	Receive	ERAUSLT Index	467,962	1.835% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/12/2020	118,844	0	(213)	0	(213)
	Receive	ERAUSLT Index	344,472	0.892% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	82,628	0	4,825	4,825	0
	Receive	ERAUSLT Index	567,659	1.173% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/11/2021	201,905	0	(58,209)	0	(58,209)

MYI	Receive	ERAUSLT Index	416,677	1.765% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/12/2020	105,819	0	(183)	0	(183)
	Receive	ERAUSLT Index	277,049	1.815% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/12/2020	70,359	0	(125)	0	(125)

SOG	Receive	ERAUSLT Index	319,984	1.265% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	82,946	0	(1,826)	0	(1,826)

UAG	Receive	ERAUSLT Index	258,005	0.912% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2021	61,888	0	3,613	3,613	0
	Receive	ERAUSLT Index	424,682	1.913% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	107,852	0	(249)	0	(249)

								$0	$(53,331)	$238,689	$(292,020)

Total Swap Agreements								$(167)	$(53,109)	$238,791	$(292,067)

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$1,808	$0	$155	$1,963	$(76)	$0	$(47)	$(123)	$1,840	$(11,540)	$(9,700)
BPS	1,844	0	200,813	202,657	(3,965)	0	0	(3,965)	198,692	(229,720)	(31,028)
BRC	900	1,702	0	2,602	(1,199)	(2,733)	0	(3,932)	(1,330)	1,264	(66)
CBK	80	0	29,134	29,214	(3,793)	0	(203,473)	(207,266)	(178,052)	145,827	(32,225)
DUB	66	0	0	66	(69)	0	0	(69)	(3)	(10)	(13)
FAR	0	0	0	0	0	0	(17,628)	(17,628)	(17,628)	16,671	(957)
FBF	0	0	0	0	0	0	(6,489)	(6,489)	(6,489)	8,124	1,635
GLM	3,533	0	0	3,533	(3,289)	(273)	0	(3,562)	(29)	334	305
GST	0	0	181	181	0	(11)	(3,625)	(3,636)	(3,455)	(11,546)	(15,001)
HUS	303	0	0	303	(708)	0	0	(708)	(405)	368	(37)
JPM	6	0	4,895	4,901	(304)	(132)	(58,422)	(58,858)	(53,957)	82,114	28,157
MYC	0	39,909	0	39,909	0	(47,850)	0	(47,850)	(7,941)	8,422	481
MYI	279	0	0	279	(996)	0	(308)	(1,304)	(1,025)	35,770	34,745
SCX	969	0	0	969	(2,581)	0	0	(2,581)	(1,612)	1,101	(511)
SOG	0	0	0	0	(16)	0	(1,826)	(1,842)	(1,842)	19,209	17,367
SSB	889	0	0	889	(4,555)	0	0	(4,555)	(3,666)	3,488	(178)
UAG	29	0	3,613	3,642	(4)	0	(249)	(253)	3,389	25,392	28,781

Total Over the Counter	$10,706	$41,611	$238,791	$291,108	$(21,555)	$(50,999)	$(292,067)	$(364,621)

(n)

Securities with an aggregate market value of $349,230 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$47	$47
Futures	0	0	0	0	2,495	2,495
Swap Agreements	0	7	0	0	3,299	3,306

	$0	$7	$0	$0	$5,841	$5,848

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,706	$0	$10,706
Purchased Options	0	0	0	0	41,611	41,611
Swap Agreements	0	102	238,689	0	0	238,791

	$0	$102	$238,689	$10,706	$41,611	$291,108

	$0	$109	$238,689	$10,706	$47,452	$296,956

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$840	$840
Swap Agreements	0	185	0	0	3,369	3,554

	$0	$185	$0	$0	$4,209	$4,394

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,555	$0	$21,555
Written Options	0	11	0	0	50,988	50,999
Swap Agreements	0	47	292,020	0	0	292,067

	$0	$58	$292,020	$21,555	$50,988	$364,621

	$0	$243	$292,020	$21,555	$55,197	$369,015

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(431)	$(431)
Written Options	0	0	0	0	1,968	1,968
Futures	0	0	0	0	(9,490)	(9,490)
Swap Agreements	0	(102)	0	0	(54,877)	(54,979)

	$0	$(102)	$0	$0	$(62,830)	$(62,932)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,385	$0	$2,385
Purchased Options	0	0	0	(848)	(2,364)	(3,212)
Written Options	0	67	0	2,061	(2,481)	(353)
Swap Agreements	0	(452)	(221,410)	0	12	(221,850)

	$0	$(385)	$(221,410)	$3,598	$(4,833)	$(223,030)

	$0	$(487)	$(221,410)	$3,598	$(67,663)	$(285,962)

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$84	$84
Futures	0	0	0	0	(19,767)	(19,767)
Swap Agreements	0	(1,625)	0	0	3,135	1,510

	$0	$(1,625)	$0	$0	$(16,548)	$(18,173)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,653)	$0	$(11,653)
Purchased Options	0	0	0	61	35,022	35,083
Written Options	0	(9)	0	291	(38,651)	(38,369)
Swap Agreements	0	317	(28,288)	0	20	(27,951)

	$0	$308	$(28,288)	$(11,301)	$(3,609)	$(42,890)

	$0	$(1,317)	$(28,288)	$(11,301)	$(20,157)	$(61,063)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,024	$0	$1,024
Corporate Bonds & Notes
Banking & Finance	0	158,534	0	158,534
Industrials	0	31,963	0	31,963
Utilities	0	14,856	0	14,856
Municipal Bonds & Notes
California	0	204	0	204
Illinois	0	3,461	0	3,461
New Jersey	0	1,836	0	1,836
U.S. Government Agencies	0	864,174	0	864,174
U.S. Treasury Obligations	0	564,405	0	564,405
Non-Agency Mortgage-Backed Securities	0	161,462	4,478	165,940
Asset-Backed Securities	0	203,477	0	203,477
Sovereign Issues	0	72,310	0	72,310
Preferred Securities
Banking & Finance	0	9,832	0	9,832
Short-Term Instruments
Certificates of Deposit	0	1,598	0	1,598
Repurchase Agreements	0	20,296	0	20,296
Argentina Treasury Bills	0	48	0	48
U.S. Treasury Bills	0	226,946	0	226,946

	$0	$2,336,426	$4,478	$2,340,904

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$77,811	$0	$0	$77,811

Total Investments	$77,811	$2,336,426	$4,478	$2,418,715

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(17,657)	$0	$(17,657)
U.S. Government Agencies	0	(75,851)	0	(75,851)

	$0	$(93,508)	$0	$(93,508)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,495	3,353	0	5,848
Over the counter	0	291,108	0	291,108

	$2,495	$294,461	$0	$296,956

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(840)	(3,554)	0	(4,394)
Over the counter	0	(364,621)	0	(364,621)

	$(840)	$(368,175)	$0	$(369,015)

Total Financial Derivative Instruments	$1,655	$(73,714)	$0	$(72,059)

Totals	$79,466	$2,169,204	$4,478	$2,253,148

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO RAE PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 164.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,100	$1,071

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,830	1,769

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~		2,700	2,659

Total Loan Participations and Assignments (Cost $5,621)			5,499

CORPORATE BONDS & NOTES 14.7%

BANKING & FINANCE 11.2%

Ally Financial, Inc.
7.500% due 09/15/2020		2,400	2,439

Banco del Estado de Chile
4.125% due 10/07/2020		4,000	4,017

Bank of America Corp.
3.004% due 12/20/2023 •		2,483	2,533

Barclays Bank PLC
10.179% due 06/12/2021		2,200	2,339

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		6,400	5,639
3.650% due 03/16/2025		700	692
3.932% due 05/07/2025 •		500	480
4.375% due 01/12/2026		700	714
4.610% due 02/15/2023 •		4,000	4,073
4.972% due 05/16/2029 •		200	216
7.125% due 06/15/2025 •(g)(h)	GBP	1,200	1,277
8.000% due 12/15/2020 •(g)(h)	EUR	2,000	2,106

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		$5,100	4,757
3.200% due 10/21/2026		600	623

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	200	212
6.625% due 06/29/2021 •(g)(h)		1,200	1,270

Credit Suisse Group AG
2.024% (US0003M + 1.240%) due 06/12/2024 ~		$2,700	2,387
7.500% due 07/17/2023 •(g)(h)		1,700	1,568

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		600	611
4.550% due 04/17/2026		1,100	1,164

Deutsche Bank AG
2.868% (US0003M + 1.230%) due 02/27/2023 ~		5,300	4,345
3.961% due 11/26/2025 •		600	556
4.250% due 10/14/2021		6,200	5,902

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,800	1,755

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,200	1,286

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$4,000	3,800
3.087% due 01/09/2023		800	724
3.550% due 10/07/2022		900	844

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		4,500	4,411

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		1,600	1,567
2.692% (US0003M + 1.000%) due 05/18/2024 ~		600	560
3.400% due 03/08/2021		700	704
4.292% due 09/12/2026 •		1,500	1,571
4.300% due 03/08/2026		500	535

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		$4,900	$4,781
2.696% (US0003M + 0.890%) due 07/23/2024 ~		3,100	2,799
3.797% due 07/23/2024 •		1,300	1,362

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		2,400	2,343
7.500% due 09/27/2025 •(g)(h)		2,200	1,979
7.625% due 06/27/2023 •(g)(h)	GBP	780	823

Morgan Stanley
3.201% (US0003M + 1.400%) due 10/24/2023 ~		$200	194

Nationwide Building Society
3.766% due 03/08/2024 •		800	778
4.363% due 08/01/2024 •		2,200	2,214

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		500	473
2.600% due 09/28/2022		500	477
2.650% due 07/13/2022		1,400	1,354

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		2,000	1,813
4.519% due 06/25/2024 •		1,600	1,613
4.892% due 05/18/2029 •		1,500	1,592
5.076% due 01/27/2030 •		1,700	1,851
7.500% due 08/10/2020 •(g)(h)		200	184
8.000% due 08/10/2025 •(g)(h)		900	846

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,500	2,624

Santander UK PLC
2.875% due 06/18/2024		3,100	3,101

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		3,100	3,013

UBS AG
4.750% due 02/12/2026 •(h)	EUR	2,600	2,832
5.125% due 05/15/2024 (h)		$3,000	3,030
7.625% due 08/17/2022 (h)		3,350	3,452

UBS Group AG
7.125% due 08/10/2021 •(g)(h)		500	490

Wells Fargo & Co.
3.000% due 04/22/2026		1,000	1,032

			114,727

INDUSTRIALS 1.8%

Allergan Finance LLC
3.250% due 10/01/2022		300	301

Allergan Funding SCS
3.450% due 03/15/2022		1,800	1,870

Allergan Sales LLC
5.000% due 12/15/2021		1,000	1,037

BAT Capital Corp. 3.222%
3.222% due 08/15/2024		200	201

BAT International Finance PLC
PLC 3.950% due 06/15/2025		600	590

Charter Communications Operating LLC
4.464% due 07/23/2022		700	724
4.908% due 07/23/2025		1,500	1,619

CSN Resources S.A.
7.625% due 02/13/2023		200	140

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		1,700	1,576

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		1,300	1,286

General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~		750	737

Imperial Brands Finance PLC
3.125% due 07/26/2024		300	294
3.500% due 07/26/2026		300	278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		$700	$689

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,200	1,303

NVIDIA Corp.
2.850% due 04/01/2030		$2,900	3,018

Oracle Corp.
2.500% due 04/01/2025 (a)		2,300	2,351

Reynolds American, Inc.
4.000% due 06/12/2022		100	101

Sasol Financing USA LLC
5.875% due 03/27/2024		500	210

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	11,190	127

			18,452

UTILITIES 1.7%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		$3,900	3,624
2.330% (US0003M + 0.750%) due 06/01/2021 ~		5,900	5,730
2.781% (US0003M + 0.950%) due 07/15/2021 ~		4,100	4,030

Petrobras Global Finance BV
5.093% due 01/15/2030		1,616	1,481

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~		2,500	2,461

			17,326

Total Corporate Bonds & Notes (Cost $157,456)			150,505

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.2%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		1,100	1,762

COLORADO 0.7%

Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037		5,500	7,650

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		153	174

Total Municipal Bonds & Notes (Cost $9,114)			9,586

U.S. GOVERNMENT AGENCIES 52.1%

Fannie Mae
1.297% due 03/25/2037 - 07/25/2037 •		29	29
1.327% due 07/25/2037 •		36	35
1.347% due 09/25/2035 •		79	78
1.667% due 06/25/2037 •		37	37
1.687% due 12/25/2036 •		45	44
1.697% due 01/25/2040 •		15	15
1.767% due 12/25/2039 •		21	21
1.847% due 07/25/2039 •		12	13
1.977% due 09/25/2042 •		220	217
2.310% due 08/01/2022		198	203
2.920% due 06/01/2022		2,256	2,330
3.206% due 05/01/2022 ~		1,431	1,486
3.253% due 06/01/2043 - 07/01/2044 •		99	98
3.475% due 11/01/2034 •		2	2
3.523% due 01/01/2035 •		39	39

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.544% due 10/01/2034 •	$6	$6
3.545% due 10/01/2035 •	22	23
3.739% due 12/01/2033 •	14	15
3.802% due 11/01/2035 •	23	23
3.819% due 12/01/2033 •	69	70
3.920% due 09/01/2035 •	58	58
3.958% due 05/25/2035 ~	11	11
3.987% due 09/01/2035 •	9	9
4.044% due 08/01/2035 •	39	39
4.105% due 07/01/2035 •	26	26
4.278% due 09/01/2036 •	26	27
4.294% due 07/01/2036 •	40	41
4.351% due 05/01/2036 •	33	34
4.365% due 07/01/2034 •	115	116
4.369% due 08/01/2036 •	31	32
4.394% due 05/01/2035 •	3	3
4.427% due 08/01/2035 •	100	102
4.445% due 07/01/2035 •	52	52
4.596% due 06/01/2035 •	89	90
4.800% due 03/01/2035 •	2	2
4.921% due 06/01/2035 •	70	70

Fannie Mae, TBA
3.000% due 06/01/2040	72,300	75,556

Freddie Mac
1.035% due 02/15/2037 •	4	4
1.077% due 08/25/2031 •	42	42
1.255% due 07/15/2041 •	409	408
1.275% due 06/15/2041 •	419	417
1.375% due 08/15/2037 •	108	108
1.405% due 08/15/2037 •	134	134
1.560% due 01/15/2038 •	72	73
3.189% due 02/25/2045 •	18	17
4.000% due 11/01/2047 - 03/01/2049	6,394	6,871
4.500% due 01/15/2041 - 04/01/2041	301	337
5.000% due 03/01/2038	1,976	2,205
5.500% due 06/01/2027 - 05/01/2040	893	1,008
6.000% due 02/01/2034 - 10/01/2039	1,147	1,311

Ginnie Mae
3.500% due 01/15/2042 - 07/15/2045	9,983	10,743
5.000% due 06/15/2034 - 06/15/2041	2,222	2,480
6.000% due 05/15/2037 - 07/15/2037	87	96

Ginnie Mae, TBA
5.000% due 05/01/2050	6,200	6,603

NCUA Guaranteed Notes
1.466% due 10/07/2020 •	56	56

Small Business Administration
5.290% due 12/01/2027	72	77
5.600% due 09/01/2028	580	634

Uniform Mortgage-Backed Security
3.500% due 07/01/2045 - 02/01/2049	46,633	49,440
4.000% due 07/01/2025 - 03/01/2049	22,584	24,189
4.500% due 10/01/2020 - 06/01/2042	3,317	3,612
5.500% due 10/01/2021 - 12/01/2039	1,553	1,748
6.000% due 05/01/2035 - 05/01/2041	404	459
6.500% due 09/01/2034	4	5

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	52,400	54,163
3.000% due 04/01/2050 - 05/01/2050	182,400	191,136
3.500% due 05/01/2050	54,900	58,069
4.000% due 04/01/2035 - 05/01/2050	5,000	5,322

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/01/2035 - 05/01/2050	$28,200	$30,307

Total U.S. Government Agencies (Cost $520,586)		533,126

U.S. TREASURY OBLIGATIONS 61.4%

U.S. Treasury Bonds
2.750% due 08/15/2047 (n)	700	925
3.000% due 08/15/2048 (n)	600	834
3.000% due 02/15/2049 (n)	21,700	30,267
4.375% due 05/15/2040 (n)	12,100	19,243
4.625% due 02/15/2040 (n)	8,700	14,213

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (l)	42,736	42,122
0.125% due 04/15/2022 (l)(n)	28,849	28,441
0.125% due 01/15/2023 (l)(n)	21,903	21,636
0.625% due 07/15/2021 (l)(n)	9,156	9,070
0.625% due 01/15/2026 (n)	2,605	2,693
0.625% due 02/15/2043 (n)	785	863
1.000% due 02/15/2046 (l)(n)	4,572	5,560
1.000% due 02/15/2048	21,129	26,050
1.000% due 02/15/2049	18,892	23,520
1.375% due 02/15/2044 (n)	4,538	5,826

U.S. Treasury Notes
1.625% due 02/15/2026 (n)	3,700	3,943
1.750% due 12/31/2024 (j)	10,300	10,970
2.000% due 07/31/2022 (l)(n)	21,900	22,803
2.000% due 11/15/2026 (n)	8,600	9,417
2.375% due 08/15/2024 (l)(n)	18,300	19,905
2.375% due 05/15/2029 (j)	22,100	25,437
2.625% due 12/31/2025 (n)	13,400	15,041
2.625% due 02/15/2029 (j)	173,300	202,680
2.750% due 02/15/2024 (l)(n)	9,000	9,842
3.000% due 09/30/2025 (n)	33,600	38,238
3.000% due 10/31/2025 (l)(n)	33,500	38,197

Total U.S. Treasury Obligations (Cost $558,195)		627,736

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.9%

American Home Mortgage Investment Trust
3.533% due 02/25/2045 •	23	22

APS Resecuritization Trust
1.911% due 08/28/2054 ~	12,502	11,198

Banc of America Funding Trust
0.963% due 10/20/2046 ^•	176	146
1.053% due 06/20/2047 •	404	313
5.912% due 10/25/2036 ^þ	3,582	3,228

Bear Stearns Adjustable Rate Mortgage Trust
4.262% due 01/25/2034 ~	292	275

Bear Stearns ALT-A Trust
1.107% due 02/25/2034 •	160	141
1.387% due 07/25/2035 •	247	246
3.958% due 09/25/2035 ^~	40	30

Bear Stearns Structured Products, Inc. Trust
3.726% due 01/26/2036 ^~	151	122

BellaVista Mortgage Trust
1.524% due 01/22/2045 •	1,465	1,285

Chase Mortgage Finance Trust
4.548% due 02/25/2037 ~	588	535

ChaseFlex Trust
1.247% due 07/25/2037 •	609	531

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.197% due 01/25/2036 •	397	350
1.197% due 06/25/2036 •	436	397
1.247% due 08/25/2035 •	1,379	1,264

Citigroup Mortgage Loan Trust
4.380% due 10/25/2035 •	18	16
4.810% due 05/25/2035 •	39	37

Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034	1,016	1,022

Countrywide Alternative Loan Trust
1.127% due 05/25/2047 •	187	148
1.137% due 09/25/2046 ^•	769	649

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.227% due 02/25/2037 •		$931	$742
1.447% due 05/25/2035 ^•		5,346	4,049
3.526% due 08/25/2035 •		2,117	1,832
3.576% due 05/25/2036 ~		575	418
6.000% due 06/25/2047 ^		4,719	3,459

Countrywide Home Loan Mortgage Pass-Through Trust
1.747% due 09/25/2034 •		94	80
3.711% due 02/20/2036 ^•		21	17

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.277% due 02/25/2036 •		1,980	1,741

First Horizon Alternative Mortgage Securities Trust
3.466% due 08/25/2035 ^~		247	203

First Horizon Mortgage Pass-Through Trust
4.622% due 08/25/2035 ~		73	56

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.286% due 10/25/2033 ~		47	44

GSR Mortgage Loan Trust
4.098% due 09/25/2035 ~		112	106
4.124% due 11/25/2035 ~		56	50
6.000% due 05/25/2037 ^		410	355

HarborView Mortgage Loan Trust
1.250% due 01/19/2036 •		538	374
1.290% due 03/19/2035 •		2,005	1,797

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	8,134	9,941

IndyMac Mortgage Loan Trust
1.147% due 11/25/2046 •		$14,218	11,493
3.609% due 01/25/2036 ^~		145	123

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		14	10

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.145% due 12/15/2030 •		252	234

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •		106	100

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		4,070	4,079

Residential Accredit Loans, Inc. Trust
1.132% due 08/25/2036 •		1,320	1,070
4.557% due 12/25/2035 ^~		452	364

Residential Asset Securitization Trust
6.000% due 09/25/2036		1,004	530
6.000% due 05/25/2037 ^		458	330
6.250% due 07/25/2036 ^		497	472

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	18,266	22,266

Sequoia Mortgage Trust
0.973% due 07/20/2036 •		$326	290
0.983% due 06/20/2036 •		379	319

Structured Adjustable Rate Mortgage Loan Trust
1.267% due 10/25/2035 •		2,519	2,195
3.366% due 01/25/2035 ^•		135	112
3.557% due 01/25/2035 ~		130	116
3.982% due 08/25/2035 ~		97	84
4.099% due 09/25/2035 ~		92	83

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		57	48
1.227% due 02/25/2036 ^•		95	80
3.220% due 05/25/2047 ^~		3,365	2,537

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	4,105	4,952

Wachovia Mortgage Loan Trust LLC
4.180% due 05/20/2036 ^~		$164	151

WaMu Mortgage Pass-Through Certificates Trust
1.217% due 12/25/2045 •		4,557	4,105
1.237% due 10/25/2045 •		27	25
1.587% due 01/25/2045 •		160	147
2.234% due 02/27/2034 •		72	65
2.484% due 08/25/2046 •		6,236	5,048
2.484% due 10/25/2046 •		102	82
2.536% due 12/25/2046 •		485	396
2.956% due 06/25/2046 •		5,513	4,760
2.966% due 02/25/2046 •		459	401
3.063% due 01/25/2037 ^~		815	673

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.166% due 11/25/2042 •	$29	$25
3.357% due 12/25/2036 ^~	247	219
3.858% due 06/25/2037 ^~	2,324	1,932

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036	2,021	1,740

Wells Fargo Alternative Loan Trust
4.750% due 07/25/2037 ^~	3,582	3,038

Total Non-Agency Mortgage-Backed Securities (Cost $120,172)		121,913

ASSET-BACKED SECURITIES 12.2%

ACE Securities Corp. Home Equity Loan Trust
1.562% due 12/25/2035 •	4,500	3,742

Allegro CLO Ltd.
2.990% due 01/30/2026 •	63	63

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.767% due 02/25/2034 •	1,197	1,052

Asset-Backed Funding Certificates Trust
1.167% due 01/25/2037 •	3,411	2,009
1.997% due 03/25/2034 ^•	3,005	2,766

Asset-Backed Securities Corp. Home Equity Loan Trust
1.237% due 03/25/2036 •	11,443	8,451
1.907% due 07/25/2035 •	500	485

Bear Stearns Asset-Backed Securities Trust
1.107% due 08/25/2036 •	1,599	1,844
1.217% due 06/25/2036 •	4,800	4,770
1.627% due 10/25/2035 •	2,181	2,036

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •	3,319	3,227

Citigroup Mortgage Loan Trust
1.107% due 09/25/2036 •	3,933	3,021

Citigroup Mortgage Loan Trust, Inc.
1.847% due 09/25/2035 ^•	3,987	3,256

Countrywide Asset-Backed Certificates
1.097% due 01/25/2037 •	236	237
1.147% due 06/25/2037 ^•	3,104	2,577
1.197% due 01/25/2046 ^•	8,216	6,755
1.197% due 06/25/2047 •	2,200	1,842
1.207% due 12/25/2036 ^•	7,400	6,603
4.566% due 10/25/2046 ^~	918	895

Credit Suisse Mortgage Capital Asset-Backed Trust
1.547% due 09/25/2037 •	3,155	3,000

Credit-Based Asset Servicing & Securitization Trust
1.007% due 11/25/2036 •	25	13

CWABS Revolving Home Equity Loan Trust
0.925% due 12/15/2029 •	62	62

Exeter Automobile Receivables Trust
3.200% due 04/15/2022	1,324	1,323

Fremont Home Loan Trust
1.007% due 01/25/2037 •	13	6

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	3,064	3,037
3.370% due 01/17/2023	1,969	1,963

GSAMP Trust
1.177% due 01/25/2037 •	4,200	2,895
1.187% due 12/25/2035 •	713	710

Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •	334	334

Home Equity Asset Trust
2.547% due 12/25/2034 •	985	892

Long Beach Mortgage Loan Trust
1.507% due 10/25/2034 •	17	14

Morgan Stanley ABS Capital, Inc. Trust
1.077% due 01/25/2037 •	3,960	1,502
1.197% due 03/25/2037 •	3,334	1,582
1.877% due 11/25/2034 •	518	500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ		$917	$440

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •		503	502

NovaStar Mortgage Funding Trust
1.077% due 03/25/2037 •		5,494	3,615

Residential Asset Mortgage Products Trust
1.107% due 02/25/2037 •		435	433

Residential Asset Securities Corp. Trust
1.367% due 10/25/2035 •		859	834

Securitized Asset-Backed Receivables LLC Trust
1.197% due 05/25/2036 •		10,517	6,097

SG Mortgage Securities Trust
1.127% due 02/25/2036 •		10,813	6,399

SoFi Professional Loan Program LLC
2.540% due 05/15/2046		3,600	3,487

Soundview Home Loan Trust
1.117% due 03/25/2037 •		201	199

Specialty Underwriting & Residential Finance Trust
1.547% due 12/25/2036 •		2,031	1,859

Structured Asset Investment Loan Trust
1.667% due 06/25/2035 •		18,738	18,257

Structured Asset Securities Corp. Mortgage Loan Trust
1.107% due 03/25/2036 •		2,528	2,229
1.157% due 02/25/2037 •		3,447	3,214
1.267% due 05/25/2037 •		205	204

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		3,132	3,090

Total Asset-Backed Securities (Cost $120,594)			124,323

SOVEREIGN ISSUES 6.3%

Argentina Government International Bond
3.750% due 12/31/2038 þ		8,050	2,442
5.875% due 01/11/2028		3,800	1,039
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	5,447	41
38.039% (ARLLMONP) due 06/21/2020 ~		101,966	740

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		6,960	65

Brazil Government International Bond
4.750% due 01/14/2050		$3,793	3,503

Export-Import Bank of Korea
4.000% due 01/29/2021		4,700	4,802

Israel Government International Bond
4.125% due 01/17/2048		800	860

Japan Government International Bond
0.100% due 03/10/2028	JPY	4,186,003	38,911
0.100% due 03/10/2029		956,232	8,871

Saudi Government International Bond
4.000% due 04/17/2025		$1,700	1,771
5.000% due 04/17/2049		850	922

Total Sovereign Issues (Cost $73,427)			63,967

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(b)		80,000	0

Total Convertible Preferred Securities (Cost $0)			0

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		1,400,000	$1,512

JPMorgan Chase & Co.
5.240% (US0003M + 3.470%) due 04/30/2020 ~(g)		1,295,000	1,171

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		690,000	693

Total Preferred Securities (Cost $3,763)			3,376

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 4.6%

CERTIFICATES OF DEPOSIT 0.4%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$4,000	3,996

REPURCHASE AGREEMENTS (i) 0.2%
			1,758

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	4,507	41
36.571% due 04/03/2020 ~		7,890	89
53.823% due 05/13/2020 (d)(e)		300	2

			132

U.S. TREASURY BILLS 4.0%
0.246% due 04/07/2020 - 06/11/2020 (c)(d)(l)(n)		$40,473	40,470

Total Short-Term Instruments (Cost $46,387)			46,356

Total Investments in Securities (Cost $1,615,315)			1,686,387

		SHARES
INVESTMENTS IN AFFILIATES 7.3%

SHORT-TERM INSTRUMENTS 7.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.3%

PIMCO Short Asset Portfolio		2,073,076	20,128

PIMCO Short-Term Floating NAV Portfolio III		5,539,768	54,406

Total Short-Term Instruments (Cost $75,008)			74,534

Total Investments in Affiliates (Cost $75,008)			74,534

Total Investments 172.2% (Cost $1,690,323)			$1,760,921

Financial Derivative Instruments (k)(m) (19.8)% (Cost or Premiums, net $7,124)			(202,533)

Other Assets and Liabilities, net (52.4)%			(535,941)

Net Assets 100.0%			$1,022,447

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Security did not produce income within the last twelve months.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$1,758	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(1,798)	$1,758	$1,758

Total Repurchase Agreements						$(1,798)	$1,758	$1,758

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
UBS	1.660%	03/25/2020	04/09/2020	$(14,368)	$(14,373)
	1.700	03/24/2020	04/07/2020	(99,844)	(99,881)

Total Sale-Buyback Transactions					$(114,254)

SHORT SALES:

Description	Coupon	Maturity Date		Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.2)%
Uniform Mortgage-Backed Security, TBA	5.000%	04/01/2050		$2,200	$(2,381)	$(2,376)
Sovereign Issues (1.0)%
Canada Government International Bond	2.750%	12/01/2048	CAD	10,500	(10,648)	(10,086)

Total Short Sales (1.2)%					$(13,029)	$(12,462)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$1,758	$0	$0	$0	$1,758	$(1,798)	$(40)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(10,086)	(10,086)	0	(10,086)
TOR	0	0	0	0	0	(90)	(90)
UBS	0	0	(114,254)	0	(114,254)	113,834	(420)

Total Borrowings and Other Financing Transactions	$1,758	$0	$(114,254)	$(10,086)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(114,254)	$0	$0	$(114,254)

Total Borrowings	$0	$(114,254)	$0	$0	$(114,254)

Payable for sale-buyback financing transactions					$(114,254)

(j)	Securities with an aggregate market value of $114,784 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(35,802) at a weighted average interest rate of 1.823%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(34) of deferred price drop.
(3)	Payable for short sales includes $81 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$111.000	05/22/2020	358	$716	$3	$1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.000	05/22/2020	358	716	3	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.125	05/22/2020	209	418	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.250	05/22/2020	211	422	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.375	05/22/2020	137	274	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.500	05/22/2020	259	518	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.750	05/22/2020	10	20	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	114.000	05/22/2020	197	394	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	116.000	05/22/2020	1	2	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.000	05/22/2020	398	398	3	16
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.250	05/22/2020	9	9	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	330	330	3	16
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	154.500	05/22/2020	227	227	2	14
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	157.000	05/22/2020	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	159.500	05/22/2020	326	326	3	15
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	225.000	05/22/2020	190	190	2	33
Call - CBOT U.S. Treasury 30-Year Bond May 2020 Futures	300.000	04/24/2020	746	746	36	12

Total Purchased Options					$64	$107

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	383	$0	$(5)	$0	$0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	364	44	40	0	(24)
U.S. Treasury 5-Year Note June Futures	06/2020	407	51,021	1,971	0	(19)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	8	1,775	205	0	(26)

				$2,211	$0	$(69)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	14	$(2,664)	$4	$135	$(114)
U.S. Treasury 2-Year Note June Futures	06/2020	1,740	(383,466)	(6,706)	54	0
U.S. Treasury 10-Year Note June Futures	06/2020	1,374	(190,557)	(2,273)	193	0
United Kingdom Long Gilt June Futures	06/2020	11	(1,861)	(37)	7	(5)

				$(9,012)	$389	$(119)

Total Futures Contracts				$(6,801)	$389	$(188)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Europe Main 32 5-Year Index	1.000%	Quarterly	12/20/2024	EUR	21,600	$257	$(200)	$57	$0	$(37)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	142,300	$(621)	$4,089	$3,468	$0	$(188)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		10,400	(164)	2,502	2,338	0	(206)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		1,700	14	208	222	0	(30)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2020		$138,900	4,795	(2,595)	2,200	22	0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		140,000	(181)	5,931	5,750	15	0
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		135,200	0	(13,782)	(13,782)	0	(74)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		106,300	140	(5,669)	(5,529)	0	(10)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		14,800	(841)	(666)	(1,507)	0	(1)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		38,400	6	(5,075)	(5,069)	0	(7)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		50,000	0	(6,615)	(6,615)	0	(10)
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		232,300	(5,174)	(3,690)	(8,864)	11	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		61,400	3,436	(8,505)	(5,069)	13	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,000	(142)	(81)	(223)	2	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		98,900	(84)	(5,741)	(5,825)	175	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		68,520	(1,344)	(4,286)	(5,630)	150	0
Pay(5)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		23,300	0	205	205	0	(42)
Pay(5)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		24,200	0	252	252	0	(43)
Pay(5)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		24,200	0	266	266	0	(43)
Pay(5)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		6,500	0	72	72	0	(12)
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		150,000	3,206	3,654	6,860	0	(290)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		9,900	554	(1,221)	(667)	21	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		32,400	(546)	(4,303)	(4,849)	102	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,400	819	(2,370)	(1,551)	45	0
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		52,400	5,629	5,687	11,316	0	(240)
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		129,200	3,296	3,494	6,790	0	(732)
Receive(5)	3-Month USD-LIBOR	0.982	Semi-Annual	02/15/2036		67,000	0	(1,546)	(1,546)	803	0
Receive(5)	3-Month USD-LIBOR	1.031	Semi-Annual	02/15/2036		116,000	0	(3,540)	(3,540)	1,395	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		29,100	(69)	(10,621)	(10,690)	880	0
Pay(5)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035	EUR	33,900	0	1,229	1,229	0	(131)
Pay(5)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035		73,600	651	2,016	2,667	0	(284)
Receive(5)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045		75,600	(578)	(4,053)	(4,631)	448	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	6-Month EUR-EURIBOR	0.883%	Annual	01/22/2045	EUR	36,700	$0	$(2,280)	$(2,280)	$218	$0
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050		1,250	(5)	14	9	0	(16)
Pay(5)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050		430	0	4	4	0	(5)
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		1,100	(2)	10	8	0	(14)
Receive(5)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	33,100	0	(1,576)	(1,576)	0	(28)
Receive(5)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		72,400	(475)	(3,404)	(3,879)	0	(63)
Pay(5)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		35,500	0	1,897	1,897	89	0
Pay(5)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		78,500	605	4,009	4,614	199	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	5,280,000	(1,765)	148	(1,617)	0	(39)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,200	(4)	(570)	(574)	7	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,200	9	1,363	1,372	0	(70)
Receive	CPURNSA	1.667	Maturity	06/19/2024		$18,400	0	(916)	(916)	0	(35)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	24,100	(3)	1,165	1,162	5	0
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	0	287	287	2	0
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	178	828	1,006	6	0
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	0	301	301	2	0
Pay	UKRPI	3.480	Maturity	01/15/2030		15,300	18	394	412	10	0
Pay	UKRPI	3.415	Maturity	02/15/2030		4,700	0	54	54	3	0

							$11,358	$(53,026)	$(41,668)	$4,623	$(2,613)

Total Swap Agreements							$11,615	$(53,226)	$(41,611)	$4,623	$(2,650)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$107	$389	$4,623	$5,119	$0	$(188)	$(2,650)	$(2,838)

(l)

Securities with an aggregate market value of $34,647 and cash of $2,040 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	2,428		$3,131	$115	$0
	05/2020	EUR	963		1,067	3	0
	05/2020		$3,325	EUR	3,050	69	(25)

BPS	04/2020	BRL	33,930		5,948	30	0
	04/2020	CAD	7,335		$5,096	0	(116)
	04/2020	EUR	7,034	BRL	33,930	0	(1,228)
	04/2020	GBP	573		$702	0	(10)
	04/2020		$49,761	CAD	68,082	354	(1,736)
	04/2020		$2,338	GBP	2,006	153	0
	04/2020		32,923	TWD	990,709	59	(110)
	05/2020	EUR	2,078		$2,357	62	0
	06/2020	INR	646,432		8,944	538	0
	06/2020	TWD	975,698		32,825	195	0
	06/2020		$8,962	INR	648,520	0	(528)
	06/2020		13	MXN	251	0	(2)

BRC	04/2020	JPY	1,086,203		$9,882	0	(220)
	04/2020		$22,057	GBP	18,040	351	0
	05/2020	GBP	18,040		$22,071	0	(352)
	05/2020		$720	EUR	650	0	(2)
	06/2020		6,690	MXN	131,584	0	(1,205)

CBK	04/2020	AUD	96		$63	4	0
	04/2020	CAD	5,913		4,194	0	(8)
	04/2020	GBP	17,959		21,756	0	(551)
	04/2020	JPY	4,328,500		40,150	0	(107)
	04/2020		$1,724	CAD	2,354	0	(51)
	04/2020		18	COP	62,604	0	(3)
	04/2020		3,695	MXN	84,002	0	(159)
	05/2020		4,195	CAD	5,913	8	0
	06/2020		2,039	INR	147,795	0	(117)
	06/2020		70	RUB	5,592	1	0

DUB	04/2020	BRL	8,018		$1,542	0	(1)
	04/2020		$1,563	BRL	8,018	0	(20)
	05/2020	BRL	8,018		$1,561	21	0

GLM	04/2020		33,930	EUR	6,376	502	0
	04/2020		83,065		$18,556	2,570	0
	04/2020	EUR	5,948	BRL	33,930	0	(30)
	04/2020	RUB	22,900		$291	0	(1)
	04/2020		$15,978	BRL	83,065	8	0
	04/2020		1,221	GBP	972	0	(14)
	04/2020		8,653	RUB	535,615	0	(1,828)
	04/2020		14,908	ZAR	249,907	0	(944)
	05/2020	EUR	6,360	BRL	33,930	0	(507)
	05/2020		$15,710	EUR	14,313	102	0
	05/2020		290	RUB	22,900	2	0
	06/2020	MXN	72,731		$3,813	781	0
	06/2020	SGD	72		50	0	0
	06/2020		$1,968	INR	142,671	0	(112)

HUS	04/2020	GBP	631		$744	0	(40)
	05/2020	EUR	2,734		3,072	51	0
	05/2020	GBP	13,137		16,264	0	(66)
	05/2020		$2,053	EUR	1,880	24	0
	06/2020	CNH	110,223		$15,738	212	0
	06/2020	HKD	4,016		517	0	(1)
	06/2020		$31,988	CNH	224,040	0	(429)
	06/2020		3,391	INR	245,780	0	(195)
	01/2021	BRL	3,320		$512	0	(118)

JPM	06/2020	CNH	114,232		16,070	0	(21)

MYI	04/2020		$50,150	JPY	5,414,703	208	0
	05/2020	EUR	34,690		$38,079	0	(244)
	05/2020	JPY	5,414,703		50,257	0	(182)
	06/2020		$8,798	IDR	122,160,199	0	(1,401)

SCX	04/2020	CAD	20,661		$15,476	795	0
	05/2020	EUR	7,192		7,900	0	(46)
	05/2020		$36	RUB	2,871	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

SOG	04/2020		$18	RUB	1,399	$0	$0
	05/2020		62		4,829	0	0
	06/2020		158		12,316	0	(2)

SSB	04/2020	CAD	36,527		$26,427	739	(268)
	04/2020		$17,109	BRL	75,047	0	(2,666)

UAG	04/2020	RUB	24,035		$302	0	(4)
	04/2020		$352	RUB	27,978	5	0
	06/2020		129		10,470	4	0

Total Forward Foreign Currency Contracts						$7,966	$(15,670)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	533,700	$1,314	$1,419
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	278,700	1,024	5,396
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	611,200	2,404	11,612
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	179,700	1,437	13,524
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	185,100	1,086	11,678

							$7,265	$43,629

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050	$75.000	05/06/2020	102,000	$4	$0

Total Purchased Options					$7,269	$43,629

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	1,300	$(1)	$(8)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	34,500	$(410)	$(783)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	71,100	(905)	(1,494)
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	3,940	(121)	(199)
JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	1,920	(59)	(96)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	94,900	(1,438)	(14,627)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	97,700	(1,086)	(12,947)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	89,200	(997)	(6,809)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	195,600	(2,404)	(15,585)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	3,870	(127)	(192)

							$(7,547)	$(52,732)

Total Written Options							$(7,548)	$(52,740)

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR	300	$(2)	$16	$14	$0

JPM	HSBC Holdings PLC	(1.000)	Quarterly	12/20/2024	1.923		900	(7)	49	42	0

								$(9)	$65	$56	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 20,421	$(4,267)	$2,959	$0	$(1,308)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	ERAUSLT Index	121,361	0.959% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/24/2020	$30,086	$0	$733	$733	$0
JPM	Receive	ERAUSLT Index	34,077	0.832% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/08/2020	8,174	0	477	477	0
	Receive	ERAUSLT Index	271,947	1.735% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2020	69,064	0	(117)	0	(117)
	Receive	ERAUSLT Index	1,316,355	1.030% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/18/2020	427,249	0	(96,684)	0	(96,684)
UAG	Receive	ERAUSLT Index	920,009	0.857% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	220,683	0	12,889	12,889	0
	Receive	ERAUSLT Index	1,347,547	1.035% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/07/2020	441,335	0	(104,045)	0	(104,045)

								$0	$(186,747)	$14,099	$(200,846)

Total Swap Agreements								$(4,276)	$(183,723)	$14,155	$(202,154)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$187	$0	$14	$201	$(25)	$0	$(1,308)	$(1,333)	$(1,132)	$920	$(212)
BPS	1,391	0	0	1,391	(3,730)	0	0	(3,730)	(2,339)	2,682	343
BRC	351	1,419	0	1,770	(1,779)	(2,277)	0	(4,056)	(2,286)	2,590	304
CBK	13	0	733	746	(996)	0	0	(996)	(250)	(520)	(770)
DUB	21	0	0	21	(21)	0	0	(21)	0	(10)	(10)
GLM	3,965	0	0	3,965	(3,436)	(199)	0	(3,635)	330	0	330
GST	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
HUS	287	0	0	287	(849)	0	0	(849)	(562)	550	(12)
JPM	0	0	519	519	(21)	(96)	(96,801)	(96,918)	(96,399)	105,066	8,667
MYC	0	42,210	0	42,210	0	(50,160)	0	(50,160)	(7,950)	10,583	2,633
MYI	208	0	0	208	(1,827)	0	0	(1,827)	(1,619)	1,603	(16)
SCX	795	0	0	795	(46)	0	0	(46)	749	(810)	(61)
SOG	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SSB	739	0	0	739	(2,934)	0	0	(2,934)	(2,195)	2,115	(80)
UAG	9	0	12,889	12,898	(4)	0	(104,045)	(104,049)	(91,151)	81,727	(9,424)

Total Over the Counter	$7,966	$43,629	$14,155	$65,750	$(15,670)	$(52,740)	$(202,154)	$(270,564)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

(n)

Securities with an aggregate market value of $208,998 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$107	$107
Futures	0	0	0	0	389	389
Swap Agreements	0	0	0	0	4,623	4,623

	$0	$0	$0	$0	$5,119	$5,119

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,966	$0	$7,966
Purchased Options	0	0	0	0	43,629	43,629
Swap Agreements	0	56	14,099	0	0	14,155

	$0	$56	$14,099	$7,966	$43,629	$65,750

	$0	$56	$14,099	$7,966	$48,748	$70,869

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$188	$188
Swap Agreements	0	37	0	0	2,613	2,650

	$0	$37	$0	$0	$2,801	$2,838

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,670	$0	$15,670
Written Options	0	8	0	0	52,732	52,740
Swap Agreements	0	1,308	200,846	0	0	202,154

	$0	$1,316	$200,846	$15,670	$52,732	$270,564

	$0	$1,353	$200,846	$15,670	$55,533	$273,402

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(418)	$(418)
Written Options	0	0	0	0	1,755	1,755
Futures	0	0	0	0	(26,046)	(26,046)
Swap Agreements	0	607	0	0	(35,990)	(35,383)

	$0	$607	$0	$0	$(60,699)	$(60,092)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,117	$0	$4,117
Purchased Options	0	0	0	(769)	(2,694)	(3,463)
Written Options	0	58	0	1,718	(2,635)	(859)
Swap Agreements	0	137	(135,054)	0	50	(134,867)

	$0	$195	$(135,054)	$5,066	$(5,279)	$(135,072)

	$0	$802	$(135,054)	$5,066	$(65,978)	$(195,164)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$95	$95
Futures	0	0	0	0	(3,343)	(3,343)
Swap Agreements	0	(169)	0	0	(25,857)	(26,026)

	$0	$(169)	$0	$0	$(29,105)	$(29,274)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,617)	$0	$(8,617)
Purchased Options	0	0	0	67	37,307	37,374
Written Options	0	(7)	0	330	(40,110)	(39,787)
Swap Agreements	0	(249)	(144,701)	0	84	(144,866)

	$0	$(256)	$(144,701)	$(8,220)	$(2,719)	$(155,896)

	$0	$(425)	$(144,701)	$(8,220)	$(31,824)	$(185,170)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,769	$3,730	$5,499
Corporate Bonds & Notes
Banking & Finance	0	114,727	0	114,727
Industrials	0	18,452	0	18,452
Utilities	0	17,326	0	17,326
Municipal Bonds & Notes
California	0	1,762	0	1,762
Colorado	0	7,650	0	7,650
Illinois	0	174	0	174
U.S. Government Agencies	0	533,126	0	533,126
U.S. Treasury Obligations	0	627,736	0	627,736
Non-Agency Mortgage-Backed Securities	0	121,913	0	121,913
Asset-Backed Securities	0	124,323	0	124,323
Sovereign Issues	0	63,967	0	63,967
Preferred Securities
Banking & Finance	0	3,376	0	3,376
Short-Term Instruments
Certificates of Deposit	0	3,996	0	3,996
Repurchase Agreements	0	1,758	0	1,758
Argentina Treasury Bills	0	132	0	132
U.S. Treasury Bills	0	40,470	0	40,470

	$0	$1,682,657	$3,730	$1,686,387

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$74,534	$0	$0	$74,534

Total Investments	$74,534	$1,682,657	$3,730	$1,760,921

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(10,086)	$0	$(10,086)
U.S. Government Agencies	0	(2,376)	0	(2,376)

	$0	$(12,462)	$0	$(12,462)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	389	4,730	0	5,119
Over the counter	0	65,750	0	65,750

	$389	$70,480	$0	$70,869

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(188)	(2,650)	0	(2,838)
Over the counter	0	(270,564)	0	(270,564)

	$(188)	$(273,214)	$0	$(273,402)

Total Financial Derivative Instruments	$201	$(202,734)	$0	$(202,533)

Totals	$74,735	$1,467,461	$3,730	$1,545,926

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE PLUS EMG Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 181.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~		$2,100	$2,044

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~		4,100	4,039

Total Loan Participations and Assignments (Cost $6,192)			6,083

CORPORATE BONDS & NOTES 18.0%

BANKING & FINANCE 11.8%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		2,700	2,298

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	2,600	2,444

Banco del Estado de Chile
4.125% due 10/07/2020		$7,600	7,632

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)	EUR	1,300	1,386

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$2,900	2,968
10.179% due 06/12/2021		9,400	9,993

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		6,400	5,640
4.610% due 02/15/2023 •		5,000	5,092
4.972% due 05/16/2029 •		2,200	2,378
7.125% due 06/15/2025 •(g)(h)	GBP	3,400	3,618
8.000% due 12/15/2020 •(g)(h)	EUR	2,800	2,949

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		$5,900	5,503

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	2,100	2,229
6.625% due 06/29/2021 •(g)(h)		3,800	4,022

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$500	506

Danske Bank A/S
1.844% (US0003M + 1.060%) due 09/12/2023 ~		2,300	2,085

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	2,300	2,512
0.177% (EUR003M + 0.650%) due 09/10/2021 ~		800	860
2.868% (US0003M + 1.230%) due 02/27/2023 ~		$7,600	6,230
3.961% due 11/26/2025 •		2,200	2,038
4.250% due 10/14/2021		6,200	5,902

Discover Bank
4.650% due 09/13/2028		400	407

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	1,600	1,712

Equitable Holdings, Inc.
4.350% due 04/20/2028		$2,000	1,950

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,900	2,036

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •		3,200	2,757
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$4,300	4,085
2.843% (US0003M + 1.080%) due 08/03/2022 ~		1,100	902
2.927% (US0003M + 1.235%) due 02/15/2023 ~		200	158
3.157% due 08/04/2020		8,100	7,939
4.424% (US0003M + 2.550%) due 01/07/2021 ~		1,400	1,330

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		$2,800	$2,745

GSPA Monetization Trust
6.422% due 10/09/2029		992	1,163

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		2,200	2,155
2.692% (US0003M + 1.000%) due 05/18/2024 ~		1,000	933
3.400% due 03/08/2021		1,000	1,006
4.292% due 09/12/2026 •		2,400	2,514

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		5,400	5,269
2.696% (US0003M + 0.890%) due 07/23/2024 ~		4,900	4,424
3.797% due 07/23/2024 •		1,900	1,991

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		3,300	3,221
2.858% due 03/17/2023 •		3,200	3,158
4.050% due 08/16/2023		3,100	3,230
4.550% due 08/16/2028		1,600	1,702
7.500% due 09/27/2025 •(g)(h)		2,500	2,249
7.625% due 06/27/2023 •(g)(h)	GBP	332	350

Nationwide Building Society
4.363% due 08/01/2024 •		$2,800	2,817

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		400	378
2.600% due 09/28/2022		500	477
2.650% due 07/13/2022		1,200	1,160

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		3,100	2,810
4.519% due 06/25/2024 •		1,800	1,815
4.892% due 05/18/2029 •		4,800	5,095
7.500% due 08/10/2020 •(g)(h)		4,200	3,873
8.000% due 08/10/2025 •(g)(h)		2,200	2,067
8.625% due 08/15/2021 •(g)(h)		1,900	1,863

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,800	3,988

Santander UK PLC
2.875% due 06/18/2024		6,300	6,302

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		5,100	4,956

UBS AG
4.750% due 02/12/2026 •(h)	EUR	5,500	5,990
5.125% due 05/15/2024 (h)		$7,963	8,043

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		2,000	1,862
2.950% due 09/24/2020		600	601
4.125% due 09/24/2025		700	729

UniCredit SpA
6.572% due 01/14/2022		5,300	5,402

Wells Fargo & Co.
3.000% due 02/19/2025		900	931

WP Carey, Inc.
4.000% due 02/01/2025		5,200	5,362

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,500	5,943

			210,135

INDUSTRIALS 4.7%

AbbVie, Inc.
2.900% due 11/06/2022		$3,600	3,647
3.375% due 11/14/2021		2,900	2,958

Allergan Funding SCS
3.450% due 03/15/2022		1,500	1,558

Allergan Sales LLC
4.875% due 02/15/2021		419	426

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AutoNation, Inc.
3.350% due 01/15/2021		$300	$299

BAT Capital Corp.
3.222% due 08/15/2024		200	201

BAT International Finance PLC
3.950% due 06/15/2025		800	786

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~		400	387
3.650% due 03/15/2023		1,143	1,166

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~		6,500	6,318
3.579% due 07/23/2020		3,200	3,190
4.464% due 07/23/2022		8,100	8,377
4.908% due 07/23/2025		1,900	2,051

CSN Resources S.A.
7.625% due 02/13/2023		450	316

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		2,700	2,503

Danone S.A.
2.077% due 11/02/2021		200	200

Dell International LLC
4.420% due 06/15/2021		5,800	5,864

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		150	148
2.820% due 01/19/2022		700	696

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		1,000	989

Enterprise Products Operating LLC
3.500% due 02/01/2022		500	494

Fairstone Financial, Inc.
7.875% due 07/15/2024		1,288	1,222

General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~		300	295

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	5,300	4,683

Imperial Brands Finance PLC
3.125% due 07/26/2024		$300	294
3.500% due 07/26/2026		300	278

INEOS Finance PLC
2.125% due 11/15/2025	EUR	5,000	4,831

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		$5,500	5,203
5.000% due 07/15/2035		100	100

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		600	591

Micron Technology, Inc.
5.327% due 02/06/2029		3,030	3,333

Oracle Corp.
3.850% due 04/01/2060 (a)		5,200	5,258

Reynolds American, Inc.
4.000% due 06/12/2022		100	101

Sands China Ltd.
5.125% due 08/08/2025		5,000	4,744
5.400% due 08/08/2028		3,500	3,309

Sasol Financing USA LLC
5.875% due 03/27/2024		900	378

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~		5,100	5,100

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	17,600	200

			82,494

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.5%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~	$5,700	$5,297
2.330% (US0003M + 0.750%) due 06/01/2021 ~	9,000	8,741
2.781% (US0003M + 0.950%) due 07/15/2021 ~	4,200	4,128

Petrobras Global Finance BV
5.093% due 01/15/2030	1,166	1,069

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	17	17

Rio Oil Finance Trust
8.200% due 04/06/2028	1,700	1,547

Southern California Edison Co.
3.650% due 03/01/2028	4,850	4,957

Sprint Communications, Inc.
6.000% due 11/15/2022	900	941

Sprint Corp.
7.250% due 09/15/2021	300	311

		27,008

Total Corporate Bonds & Notes (Cost $333,624)		319,637

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.4%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	801
7.043% due 04/01/2050	1,100	1,756

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	4,317

Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	102
7.021% due 08/01/2040	100	102

		7,078

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	103	118

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	90	124

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	145

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,685	1,657

WASHINGTON 0.2%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	2,945

Total Municipal Bonds & Notes (Cost $9,092)		12,067

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 55.1%

Fannie Mae
1.297% due 07/25/2037 •	$31	$31
1.327% due 07/25/2037 •	54	54
1.347% due 09/25/2035 •	114	112
1.667% due 06/25/2037 •	350	351
2.310% due 08/01/2022	395	406
2.870% due 09/01/2027	4,100	4,535
3.363% due 03/01/2022 ~	6,364	6,455

Fannie Mae, TBA
3.000% due 06/01/2040	76,500	79,945

FDIC Structured Sale Guaranteed Notes
1.489% due 11/29/2037 •	50	50

Freddie Mac
1.255% due 07/15/2041 •	264	264
1.405% due 08/15/2037 •	300	301
1.415% due 10/15/2037 •	50	50
1.425% due 05/15/2037 - 09/15/2037 •	339	341
3.500% due 05/01/2049	2,697	2,894
4.000% due 07/01/2047 - 03/01/2049	1,844	1,980
5.000% due 07/01/2023 - 09/01/2040	4,266	4,737
5.500% due 03/01/2037 - 04/01/2038	159	180

Ginnie Mae
1.931% due 08/20/2047 •	1,924	1,898
3.500% due 02/15/2045	158	169
5.000% due 08/15/2033 - 04/15/2042	5,620	6,248

Ginnie Mae, TBA
5.000% due 04/01/2050	10,000	10,634

Small Business Administration
6.220% due 12/01/2028	11	12

Uniform Mortgage-Backed Security
3.000% due 08/01/2021 - 10/01/2021	974	1,019
3.500% due 03/01/2027 - 05/01/2049	74,122	78,770
4.000% due 12/01/2024 - 06/01/2049	64,744	69,536
4.500% due 07/01/2020 - 06/01/2030	864	938
5.000% due 07/01/2023 - 12/01/2029	673	728
5.500% due 09/01/2025 - 09/01/2041	9,439	10,687
6.000% due 11/01/2021 - 05/01/2041	8,477	9,769

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	128,500	132,631
3.000% due 04/01/2050 - 05/01/2050	275,400	288,495
3.500% due 04/01/2050 - 05/01/2050	105,300	111,394
4.000% due 04/01/2035 - 05/01/2050	97,400	103,950
4.500% due 04/01/2050 - 05/01/2050	41,800	44,989
5.000% due 05/01/2050	2,000	2,156

Total U.S. Government Agencies (Cost $952,726)		976,709

U.S. TREASURY OBLIGATIONS 69.2%

U.S. Treasury Bonds
3.000% due 08/15/2048 (n)	800	1,113
3.000% due 02/15/2049 (n)	40,300	56,211
4.375% due 05/15/2040 (n)	7,900	12,563
4.625% due 02/15/2040	8,100	13,232

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (l)(n)	107,752	106,204
0.125% due 04/15/2022 (n)	39,243	38,688
0.125% due 01/15/2023 (l)(n)	29,278	28,922
0.375% due 07/15/2023 (n)	28,153	28,325

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 01/15/2027		$32	$33
0.625% due 07/15/2021 (l)(n)		15,450	15,305
0.625% due 01/15/2026 (n)		7,577	7,830
0.625% due 02/15/2043 (n)		1,458	1,602
1.000% due 02/15/2046		7,294	8,870
1.000% due 02/15/2048 (n)		32,217	39,720
1.000% due 02/15/2049		21,131	26,308
1.375% due 02/15/2044 (n)		7,305	9,379

U.S. Treasury Notes
1.500% due 08/15/2026 (n)		6,100	6,470
1.625% due 12/15/2022 (l)(n)		44,000	45,623
1.625% due 02/15/2026 (n)		6,400	6,820
1.750% due 12/31/2024 (j)		17,400	18,532
1.875% due 08/31/2022 (l)(n)		44,800	46,555
2.000% due 07/31/2022 (l)(n)		26,100	27,177
2.000% due 08/15/2025 (n)		8,300	8,984
2.000% due 11/15/2026 (n)		32,100	35,151
2.125% due 08/15/2021 (n)		300	308
2.125% due 05/15/2025 (n)		35,900	39,001
2.250% due 11/15/2025 (n)		1,100	1,209
2.375% due 08/15/2024 (l)(n)		22,650	24,636
2.625% due 12/31/2025 (n)		24,500	27,499
2.625% due 02/15/2029 (j)		336,500	393,547
2.750% due 02/15/2024 (l)(n)		11,110	12,150
3.000% due 09/30/2025 (n)		60,800	69,193
3.000% due 10/31/2025 (n)		61,100	69,666

Total U.S. Treasury Obligations (Cost $1,104,188)			1,226,826

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.5%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ		897	758

Banc of America Funding Trust
1.003% due 02/20/2047 •		3,692	3,231
3.898% due 02/20/2035 ~		76	71

Banc of America Mortgage Trust
4.636% due 06/25/2035 ~		51	41

Bear Stearns ALT-A Trust
1.267% due 08/25/2036 •		2,340	2,642

Chase Mortgage Finance Trust
3.803% due 12/25/2035 ^~		550	473

Citigroup Mortgage Loan Trust
1.017% due 01/25/2037 •		343	283
3.880% due 10/25/2035 ^•		143	133
4.023% due 03/25/2034 ~		308	288
4.140% due 03/25/2036 ^•		257	225

Countrywide Alternative Loan Trust
1.067% due 12/25/2046 •		8,229	6,814
1.117% due 05/25/2047 •		812	670
1.147% due 05/25/2036 •		488	364

Countrywide Home Loan Mortgage Pass-Through Trust
3.793% due 02/20/2036 ^•		16	14
5.500% due 09/25/2035 ^		6,252	5,308
6.000% due 07/25/2036		1,913	1,438
6.500% due 12/25/2037		1,988	1,313

Credit Suisse Mortgage Capital Certificates
2.161% due 11/30/2037 ~		5,800	4,596

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		1,553	1,262

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.107% due 01/25/2047 •		887	843

Downey Savings & Loan Association Mortgage Loan Trust
1.570% due 09/19/2044 •		205	174

First Horizon Mortgage Pass-Through Trust
4.052% due 10/25/2035 ^~		711	642

GSR Mortgage Loan Trust
4.398% due 09/25/2035 ~		80	79

HarborView Mortgage Loan Trust
0.970% due 07/19/2047 •		11,000	8,612
1.113% due 06/20/2035 •		722	671
1.250% due 01/19/2036 •		3,109	2,160

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	13,957	17,058

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HomeBanc Mortgage Trust
1.257% due 03/25/2035 •		$1,275	$1,034

Impac CMB Trust
1.587% due 03/25/2035 •		896	796

IndyMac Mortgage Loan Trust
1.207% due 06/25/2035 •		221	178

JPMorgan Mortgage Trust
3.983% due 07/25/2035 ~		4,508	4,144
4.182% due 07/25/2035 ~		306	276
4.193% due 08/25/2035 ^~		207	190
5.750% due 01/25/2036 ^		14	10

Lehman Mortgage Trust
1.597% due 11/25/2036 •		2,036	1,136

Lehman XS Trust
1.172% due 08/25/2046 •		3,561	2,924

Luminent Mortgage Trust
3.874% due 04/25/2036 ~		18,563	14,634

Merrill Lynch Mortgage Investors Trust
1.197% due 11/25/2035 •		594	485
4.266% due 09/25/2035 ^~		228	191

Mill City Mortgage Loan Trust
2.750% due 08/25/2059 ~		3,910	3,890

Morgan Stanley Mortgage Loan Trust
1.207% due 04/25/2035 •		1,333	1,243
3.506% due 07/25/2035 ~		568	461
6.315% due 06/25/2036 þ		4,449	1,523

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		6,816	6,830
4.500% due 05/25/2058 ~		5,798	6,024

Prime Mortgage Trust
6.000% due 06/25/2036 ^		1,032	928

Provident Funding Mortgage Loan Trust
4.601% due 10/25/2035 ~		584	569

Residential Accredit Loans, Inc. Trust
1.127% due 09/25/2036 •		2,555	2,060
1.447% due 08/25/2035 ^•		3,231	2,068
3.466% due 08/25/2035 •		80	68
4.557% due 12/25/2035 ^~		2,779	2,240
5.013% due 09/25/2035 ^~		334	275

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		4,096	2,087

RESIMAC Bastille Trust
2.227% due 12/05/2059 •		1,423	1,419

Sequoia Mortgage Trust
1.333% due 07/20/2034 •		1,360	1,188

Structured Adjustable Rate Mortgage Loan Trust
2.097% due 12/25/2037 ^•		3,085	2,649

Structured Asset Mortgage Investments Trust
1.407% due 05/25/2045 •		7	6

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	17,222	20,949

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		7,497	9,046

Wachovia Mortgage Loan Trust LLC
4.284% due 10/20/2035 ^~		$404	362

WaMu Mortgage Pass-Through Certificates Trust
1.237% due 12/25/2045 •		659	550
1.527% due 11/25/2045 •		4,664	4,294
2.484% due 10/25/2046 •		4,576	3,689
2.484% due 11/25/2046 •		3,115	2,599
2.981% due 01/25/2037 ^~		382	312
3.523% due 12/25/2036 ^~		233	194
3.858% due 06/25/2037 ^~		2,241	1,863
3.902% due 02/25/2037 ^~		1,281	1,107

Washington Mutual Mortgage Pass-Through Certificates Trust
4.241% due 09/25/2036 þ		3,514	1,473

Total Non-Agency Mortgage-Backed Securities (Cost $179,631)			168,127

ASSET-BACKED SECURITIES 15.0%

ACE Securities Corp. Home Equity Loan Trust
1.562% due 12/25/2035 •		18,011	14,977

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allegro CLO Ltd.
2.990% due 01/30/2026 •	$95	$94

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.222% due 05/25/2033 •	900	846

Argent Securities Trust
1.097% due 07/25/2036 •	3,276	2,532

Asset-Backed Securities Corp. Home Equity Loan Trust
1.907% due 07/25/2035 •	2,400	2,330

B&M CLO Ltd.
2.573% due 04/16/2026 •	865	861

Bear Stearns Asset-Backed Securities Trust
1.107% due 08/25/2036 •	1,182	1,363
1.627% due 10/25/2035 •	5,315	4,962

Carrington Mortgage Loan Trust
1.447% due 10/25/2035 •	7,041	6,090

CIFC Funding Ltd.
2.654% due 10/25/2027 •	3,400	3,342

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •	1,985	1,930

Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 þ	1,834	1,187

Citigroup Mortgage Loan Trust, Inc.
1.227% due 08/25/2036 •	13,000	10,984

Countrywide Asset-Backed Certificates
1.147% due 08/25/2036 •	5,365	5,130
1.187% due 04/25/2037 •	1,445	1,052
1.237% due 08/25/2036 •	104	100
1.667% due 11/25/2035 •	9,154	8,594
6.367% due 09/25/2046 þ	8,571	6,251

Countrywide Asset-Backed Certificates Trust
1.587% due 02/25/2036 •	14,000	12,528
1.747% due 08/25/2047 •	2,023	1,916

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •	5,900	5,733

Fremont Home Loan Trust
1.082% due 10/25/2036 •	2,594	2,126
1.087% due 01/25/2037 •	3,426	1,935

GLS Auto Receivables Issuer Trust
3.370% due 01/17/2023	2,688	2,680

GSAA Home Equity Trust
1.147% due 03/25/2037 •	7,544	2,635
5.995% due 03/25/2046 ^~	8,206	4,485

GSAMP Trust
1.077% due 12/25/2046 •	7,045	3,833
1.177% due 01/25/2037 •	3,800	2,619

GSRPM Mortgage Loan Trust
1.847% due 03/25/2035 •	4,100	3,491

Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •	434	434

HSI Asset Securitization Corp. Trust
1.337% due 12/25/2035 •	21,531	16,710

IXIS Real Estate Capital Trust
1.347% due 03/25/2036 ^•	1,016	520

JPMorgan Mortgage Acquisition Trust
1.187% due 05/25/2036 •	3,172	3,111

Long Beach Mortgage Loan Trust
1.107% due 12/25/2036 •	2,397	1,568
1.167% due 02/25/2036 •	6,950	6,436
1.922% due 04/25/2035 •	6,830	6,474

MASTR Asset-Backed Securities Trust
1.047% due 08/25/2036 •	12,820	5,104

MASTR Specialized Loan Trust
1.697% due 11/25/2035 •	3,700	3,383

Morgan Stanley ABS Capital, Inc. Trust
1.027% due 11/25/2036 •	2,311	1,319
1.127% due 03/25/2037 •	5,001	2,344

Morgan Stanley Mortgage Loan Trust
5.963% due 01/25/2047 þ	491	244

Morgan Stanley Structured Trust
1.177% due 06/25/2037 •	8,660	8,322

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •	738	736

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Century Home Equity Loan Trust
1.727% due 03/25/2035 •		$1,346	$1,030

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.357% due 02/25/2036 •		1,521	1,480

Option One Mortgage Loan Trust
1.087% due 01/25/2037 •		2,682	1,720
1.087% due 03/25/2037 •		3,128	2,503
1.167% due 04/25/2037 •		1,932	1,397
1.167% due 05/25/2037 •		2,583	1,633
1.727% due 02/25/2035 •		6,821	6,305

RAAC Trust
1.287% due 02/25/2036 •		1,977	1,934

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		6,289	3,005

Residential Asset Mortgage Products Trust
2.822% due 10/25/2034 •		6,868	5,704

Residential Asset Securities Corp. Trust
1.327% due 02/25/2036 •		2,534	2,520
1.387% due 12/25/2035 •		7,786	6,358
1.637% due 11/25/2035 •		900	845
1.817% due 08/25/2035 •		1,098	1,097

Saxon Asset Securities Trust
1.257% due 09/25/2037 •		5,031	4,531

Securitized Asset-Backed Receivables LLC Trust
1.187% due 07/25/2036 •		1,612	823

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		3,950	3,840

Soundview Home Loan Trust
1.117% due 08/25/2037 •		4,603	3,659
1.147% due 06/25/2037 •		4,429	3,320
2.247% due 10/25/2037 •		5,700	4,470

Specialty Underwriting & Residential Finance Trust
1.097% due 09/25/2037 •		2,450	1,755

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		8,417	7,933

Structured Asset Investment Loan Trust
1.877% due 06/25/2035 •		13,234	11,098
1.997% due 08/25/2034 •		1,144	1,122

TICP CLO Ltd.
2.619% due 07/20/2027 •		3,809	3,723
2.659% due 04/20/2028 •		2,800	2,716

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		3,203	3,160

Vericrest Opportunity Loan Transferee LLC
3.375% due 10/25/2047 þ		1,343	1,256

Washington Mutual Asset-Backed Certificates Trust
1.007% due 11/25/2036 •		3,967	1,493

Total Asset-Backed Securities (Cost $275,422)			265,741

SOVEREIGN ISSUES 5.9%

Argentina Government International Bond
3.750% due 12/31/2038 þ		14,850	4,504
5.875% due 01/11/2028		6,900	1,887
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,530	12
38.039% (ARLLMONP) due 06/21/2020 ~		146,590	1,063

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		8,330	78

Brazil Government International Bond
4.750% due 01/14/2050		$4,598	4,246

Export-Import Bank of Korea
4.000% due 01/29/2021		8,100	8,276

Israel Government International Bond
4.125% due 01/17/2048		1,000	1,076

Japan Government International Bond
0.100% due 03/10/2028	JPY	7,733,463	71,887
0.100% due 03/10/2029		936,101	8,684

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Government International Bond
4.000% due 04/17/2025	$2,400	$2,500
5.000% due 04/17/2049	1,350	1,464

Total Sovereign Issues (Cost $118,547)		105,677

	SHARES
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)	2,400,000	2,593

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)	200,000	181
6.250% due 09/11/2021 •(g)(h)	2,400,000	2,391

Farm Credit Bank of Texas
10.000% due 06/15/2020 (g)(i)	1,000	1,010

JPMorgan Chase & Co.
5.240% (US0003M + 3.470%) due 04/30/2020 ~(g)	2,045,000	1,849

Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (g)	4,800	5,077

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	550,000	552

Total Preferred Securities (Cost $15,856)		13,653

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.6%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$3,800	$3,796

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	7,372	68
36.751% due 04/03/2020 ~		9,260	104
53.823% due 05/13/2020 (d)(e)		5,230	39

			211

U.S. TREASURY BILLS 6.4%
0.295% due 04/07/2020 - 06/18/2020 (c)(d)(n)		$113,664	113,652

Total Short-Term Instruments (Cost $117,756)			117,659

Total Investments in Securities (Cost $3,113,034)			3,212,179

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.0%

SHORT-TERM INSTRUMENTS 6.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.0%

PIMCO Short-Term Floating NAV Portfolio III	10,921,857	$107,264

Total Short-Term Instruments (Cost $107,102)		107,264

Total Investments in Affiliates (Cost $107,102)		107,264

Total Investments 187.1% (Cost $3,220,136)		$3,319,443

Financial Derivative Instruments (k)(m) (22.8)% (Cost or Premiums, net $(13,216))		(404,858)

Other Assets and Liabilities, net (64.3)%		(1,140,816)

Net Assets 100.0%		$1,773,769

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	06/15/2020	09/30/2010	$1,030	$1,010	0.06%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
DEU	0.920%	03/12/2020	04/13/2020	$(15,991)	$(15,999)

Total Reverse Repurchase Agreements					$(15,999)

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
UBS	1.660%	02/28/2020	04/09/2020	$(783)	$(784)
	1.700	03/24/2020	04/07/2020	(18,585)	(18,592)
	1.710	03/24/2020	04/13/2020	(183,395)	(183,465)
	1.740	02/26/2020	04/20/2020	(27,460)	(27,506)
	1.740	03/24/2020	04/20/2020	(1,629)	(1,630)

Total Sale-Buyback Transactions					$(231,977)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (5.5)%
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2050	$	91,800	$(97,853)	$(97,995)

Sovereign Issues (0.9)%
Canada Government International Bond	2.750%	12/01/2048	CAD	16,900	(17,139)	(16,235)

Total Short Sales (6.4)%					$(114,992)	$(114,230)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
DEU	$0	$(15,999)	$0	$0	$(15,999)	$16,140	$141
GRE	0	0	0	0	0	(10)	(10)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(16,235)	(16,235)	0	(16,235)
TOR	0	0	0	0	0	(150)	(150)
UBS	0	0	(231,977)	0	(231,977)	231,303	(674)

Total Borrowings and Other Financing Transactions	$0	$(15,999)	$(231,977)	$(16,235)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(15,999)	$0	$0	$(15,999)

Total	$0	$(15,999)	$0	$0	$(15,999)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(231,977)	0	0	(231,977)

Total	$0	$(231,977)	$0	$0	$(231,977)

Total Borrowings	$0	$(247,976)	$0	$0	$(247,976)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(247,976)

(j)	Securities with an aggregate market value of $250,333 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(222,143) at a weighted average interest rate of 1.921%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(137) of deferred price drop.
(3)	Payable for short sales includes $133 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$111.000	05/22/2020	1,319	$2,638	$11	$2
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.000	05/22/2020	276	552	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.125	05/22/2020	101	202	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.250	05/22/2020	714	1,428	6	1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.375	05/22/2020	183	366	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.500	05/22/2020	327	654	3	1
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.750	05/22/2020	210	420	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	114.000	05/22/2020	257	514	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	116.000	05/22/2020	251	502	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	117.000	05/22/2020	250	500	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	118.000	05/22/2020	75	150	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	130.500	05/22/2020	1,194	1,194	10	37
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	131.500	05/22/2020	179	179	2	4
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	2,231	2,231	19	105
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	159.500	05/22/2020	423	423	4	20

Total Purchased Options					$68	$170

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	601	$0	$(8)	$0	$0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	555	67	61	0	(37)

				$53	$0	$(37)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	30	$(5,708)	$16	$201	$(169)
Mini MSCI Emerging Markets Index June Futures	06/2020	2,111	(88,968)	(6,688)	0	(1,016)
U.S. Treasury 2-Year Note June Futures	06/2020	3,976	(876,242)	(15,323)	124	0
U.S. Treasury 5-Year Note June Futures	06/2020	170	(21,311)	(782)	8	0
U.S. Treasury 10-Year Note June Futures	06/2020	2,333	(323,558)	(3,045)	328	0
U.S. Treasury 30-Year Bond June Futures	06/2020	925	(165,633)	(12,323)	1,532	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	196	(43,488)	(3,606)	637	0
United Kingdom Long Gilt June Futures	06/2020	17	(2,876)	(56)	11	(8)

				$(41,807)	$2,841	$(1,193)

Total Futures Contracts				$(41,754)	$2,841	$(1,230)

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Europe Main 32 5-Year Index	1.000%	Quarterly	12/20/2024	EUR	35,100	$416	$(323)	$93	$0	$(60)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	230,100	$(986)	$6,594	$5,608	$0	$(303)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		24,000	(340)	5,735	5,395	0	(463)
Receive	3-Month CAD-Bank Bill	1.390	Semi-Annual	03/18/2050		5,800	0	95	95	89	0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	116,100	(150)	4,918	4,768	12	0
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		35,200	0	(3,588)	(3,588)	0	(19)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		174,500	216	(9,293)	(9,077)	0	(17)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		23,400	(1,330)	(1,053)	(2,383)	0	(2)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		191,900	(25)	(25,306)	(25,331)	0	(37)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		77,300	0	(10,227)	(10,227)	0	(15)
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		481,000	(10,614)	(7,740)	(18,354)	22	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		43,700	2,409	(6,016)	(3,607)	9	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		19,500	(1,437)	(618)	(2,055)	4	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,600	(87)	(91)	(178)	1	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		82,000	(70)	(4,760)	(4,830)	145	0
Pay(5)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		40,500	0	357	357	0	(72)
Pay(5)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		41,800	0	435	435	0	(75)
Pay(5)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		41,800	0	460	460	0	(75)
Pay(5)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		83,400	0	925	925	0	(149)
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		273,400	5,840	6,663	12,503	0	(528)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		77,000	1,143	(12,671)	(11,528)	246	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		80,200	(235)	(6,680)	(6,915)	433	0
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		220,100	5,660	5,908	11,568	0	(1,247)
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		4,900	0	(2,018)	(2,018)	139	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,200	(9)	(350)	(359)	35	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		2,800	(6)	(542)	(548)	79	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		7,100	(42)	(1,593)	(1,635)	202	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		3,800	(13)	(732)	(745)	107	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		400	(2)	(104)	(106)	12	0
Receive(5)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		67,200	(10,510)	(524)	(11,034)	1,915	0
Pay(5)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035	EUR	52,800	0	1,915	1,915	0	(204)
Pay(5)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035		114,500	1,011	3,139	4,150	0	(442)
Receive(5)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045		118,900	(905)	(6,379)	(7,284)	704	0
Receive(5)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045		57,100	0	(3,547)	(3,547)	339	0
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050		2,060	(8)	23	15	0	(26)
Pay(5)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050		720	0	7	7	0	(9)
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		1,820	(3)	16	13	0	(23)
Receive(5)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	51,500	0	(2,452)	(2,452)	0	(44)
Receive(5)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		112,200	(729)	(5,283)	(6,012)	0	(98)
Pay(5)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		55,400	0	2,961	2,961	139	0
Pay(5)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		121,600	929	6,219	7,148	308	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	8,540,000	(2,895)	280	(2,615)	0	(63)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	4,600	(6)	(820)	(826)	10	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,900	13	1,230	1,243	0	(64)
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	58,500	0	(2,912)	(2,912)	0	(110)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	35,300	(4)	1,706	1,702	7	0
Pay	UKRPI	3.593	Maturity	11/15/2028		6,300	0	420	420	3	0
Pay	UKRPI	3.595	Maturity	11/15/2028		28,200	353	1,539	1,892	12	0
Pay	UKRPI	3.603	Maturity	11/15/2028		7,700	0	527	527	3	0
Pay	UKRPI	3.480	Maturity	01/15/2030		24,500	29	631	660	17	0
Pay	UKRPI	3.415	Maturity	02/15/2030		9,300	0	107	107	6	0

							$(12,803)	$(62,489)	$(75,292)	$4,998	$(4,085)

Total Swap Agreements							$(12,387)	$(62,812)	$(75,199)	$4,998	$(4,145)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$170	$2,841	$4,998	$8,009	$0	$(1,230)	$(4,145)	$(5,375)

(l)

Securities with an aggregate market value of $66,235 and cash of $3,304 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	24,488		$31,575	$1,158	$0
	04/2020	TRY	33,076		5,032	48	0
	05/2020	EUR	1,581		1,752	5	0
	05/2020	MXN	101,745		5,366	1,097	0
	05/2020		$12,434	EUR	11,551	326	0
	06/2020	KRW	7,128,092		$5,692	0	(171)
	06/2020	TWD	103,354		3,444	0	(12)
	06/2020		$3,566	CNY	25,020	0	(40)
	06/2020		894	KRW	1,060,392	0	(22)

BPS	04/2020	BRL	52,642	EUR	9,229	47	0
	04/2020		4,554		$901	24	0
	04/2020	CAD	11,842		8,191	0	(224)
	04/2020	EUR	10,913	BRL	52,642	0	(1,905)
	04/2020	GBP	695		$833	0	(31)
	04/2020		$876	BRL	4,554	0	0
	04/2020		82,813	CAD	113,278	583	(2,902)
	04/2020		3,837	GBP	3,268	223	0
	04/2020		48,358	TWD	1,453,837	73	(188)
	05/2020	EUR	3,364		$3,816	100	0
	06/2020	INR	861,408		11,919	717	0
	06/2020	TWD	1,217,985		40,976	244	0
	06/2020		$261	MXN	5,138	0	(47)

BRC	04/2020	BRL	4,554		$876	0	0
	04/2020	JPY	2,019,927		18,377	0	(409)
	04/2020		$907	BRL	4,554	0	(30)
	04/2020		29,987	GBP	24,526	477	0
	05/2020	BRL	4,554		$905	31	0
	05/2020	GBP	24,526		30,007	0	(479)
	06/2020		$5,158	MXN	101,451	0	(929)

CBK	04/2020	AUD	134		$88	5	0
	04/2020	CAD	12,290		8,703	0	(30)
	04/2020	GBP	1,218		1,418	0	(95)
	04/2020	JPY	7,101,600		65,872	1	(175)
	04/2020		$2,802	CAD	3,827	0	(82)

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020		$59	COP	202,970	$0	$(9)
	04/2020		1,989	GBP	1,640	48	0
	04/2020		1,126	JPY	124,000	27	0
	04/2020		6,601	MXN	150,089	0	(284)
	04/2020		2,757	RUB	218,759	31	0
	04/2020		1,210	TRY	8,003	0	0
	05/2020		5,521	CAD	7,782	11	0
	05/2020		1,088	EUR	998	14	0
	05/2020		5,228	MXN	101,745	0	(959)
	06/2020		5,118	INR	370,918	0	(295)

DUB	04/2020	BRL	9,676		$1,886	24	0
	04/2020		$1,861	BRL	9,676	1	0
	05/2020		1,884		9,676	0	(26)

GLM	04/2020	BRL	52,642	EUR	9,891	778	0
	04/2020		115,649		$25,830	3,573	0
	04/2020	EUR	9,229	BRL	52,642	0	(47)
	04/2020	RUB	446,910		$5,707	12	0
	04/2020		$22,246	BRL	115,649	11	0
	04/2020		8,013	RUB	497,488	0	(1,674)
	04/2020		5,600	ZAR	93,775	0	(360)
	04/2020	ZAR	24,168		$1,388	37	0
	05/2020	EUR	9,867	BRL	52,642	0	(787)
	05/2020		$19,315	EUR	17,597	125	0
	05/2020		19	RUB	1,494	0	0
	06/2020	MXN	27,623		$1,448	297	0
	06/2020	SGD	117		82	0	(1)
	06/2020	TWD	334,315		11,216	36	0
	06/2020		$4,094	INR	296,881	0	(234)

HUS	04/2020	GBP	3,033		$3,591	0	(176)
	05/2020	EUR	4,286		4,816	81	0
	05/2020	GBP	17,256		21,363	0	(86)
	05/2020		$5,196	EUR	4,707	45	(41)
	06/2020	CNH	166,475		$23,770	320	0
	06/2020	HKD	2,582		332	0	(1)
	06/2020	TWD	77,810		2,600	0	(2)
	06/2020		$46,906	CNH	328,520	0	(629)
	06/2020		3,260	INR	236,316	0	(187)
	06/2020		1,129	KRW	1,371,803	0	(1)
	01/2021	BRL	2,630		$405	0	(93)

JPM	04/2020	TRY	6,533		1,016	31	0
	04/2020		$1,986	RUB	156,060	3	0
	04/2020		1,305	TRY	8,582	0	(11)
	04/2020		4,964	ZAR	81,457	0	(412)
	06/2020	CNH	176,958		$24,897	0	(31)
	06/2020		$8,237	CNH	58,562	13	0
	06/2020		922	INR	70,907	0	0

MYI	04/2020	RUB	235,886		$2,979	0	(27)
	04/2020		$83,404	JPY	8,997,527	275	0
	04/2020		14,161	ZAR	237,194	0	(907)
	05/2020	EUR	83,086		$91,203	0	(585)
	05/2020	JPY	8,997,527		83,582	0	(232)
	06/2020		$9,330	TWD	277,305	0	(56)

SCX	04/2020	CAD	34,891		$26,135	1,342	0
	04/2020	MXN	19,732		840	11	0
	05/2020		$257	RUB	20,287	1	0
	06/2020		11,712	IDR	162,388,252	0	(1,878)
	06/2020		11,919	INR	861,388	0	(717)

SOG	04/2020		127	RUB	9,883	0	(1)
	06/2020		1,117		87,022	0	(15)

SSB	04/2020	CAD	62,590		$45,231	1,232	(477)
	04/2020		$28,571	BRL	125,325	0	(4,453)
	06/2020		2,880	HKD	22,350	2	0

UAG	04/2020	RUB	1,568		$20	0	0
	04/2020		$371	RUB	29,427	4	0

Total Forward Foreign Currency Contracts						$13,544	$(23,465)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	65

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	889,400	$2,190	$2,364

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017	07/02/2021	1,062,600	4,058	20,120
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	489,100	1,798	9,471
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	329,300	2,634	24,782
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	337,200	1,978	21,273

Total Purchased Options							$12,658	$78,010

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	2,100	$(2)	$(13)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	58,100	$(690)	$(1,319)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	118,400	(1,508)	(2,489)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	6,530	(201)	(330)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	3,170	(97)	(158)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	173,900	(2,635)	(26,803)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	178,000	(1,978)	(23,589)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	340,000	(4,057)	(26,976)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	156,500	(1,750)	(11,945)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	6,380	(209)	(317)

							$(13,125)	$(93,926)

Total Written Options							$(13,127)	$(93,939)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR	500	$(3)	$27	$24	$0

JPM	HSBC Holdings PLC	(1.000)	Quarterly	12/20/2024	1.923		1,100	(8)	59	51	0

								$(11)	$86	$75	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 1,958	$(417)	$292	$0	$(125)

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERAEMLT Index	40,619	1.939% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/15/2020	$116,995	$0	$(35,922)	$0	$(35,922)

JPM	Receive	ERAEMLT Index	92,554	1.542% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/17/2020	191,784	0	(1,064)	0	(1,064)
	Receive	ERAEMLT Index	130,200	2.445% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/24/2020	268,457	0	(659)	0	(659)
	Receive	ERAEMLT Index	78,376	1.893% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/18/2020	228,218	0	(68,968)	0	(68,968)
	Receive	ERAEMLT Index	78,375	1.893% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	228,215	0	(68,967)	0	(68,967)

MEI	Receive	ERAEMLT Index	79,652	1.572% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/20/2020	165,049	0	(917)	0	(917)
	Receive	ERAEMLT Index	63,119	2.355% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/20/2020	130,144	0	(308)	0	(308)
	Receive	ERAEMLT Index	73,901	1.977% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/23/2020	194,114	0	(45,073)	0	(45,073)
	Receive	ERAEMLT Index	137,855	1.720% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/22/2020	381,763	0	(102,054)	0	(102,054)
	Receive	ERAEMLT Index	58,367	1.755% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/03/2021	176,712	0	(57,316)	0	(57,316)

SOG	Receive	ERAEMLT Index	68,093	2.435% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	140,400	0	(344)	0	(344)

								$0	$(381,592)	$0	$(381,592)

Total Swap Agreements								$(428)	$(381,214)	$75	$(381,717)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$2,634	$0	$24	$2,658	$(245)	$0	$0	$(245)	$2,413	$(2,570)	$(157)
BPS	2,011	0	0	2,011	(5,297)	0	(35,922)	(41,219)	(39,208)	42,808	3,600
BRC	508	2,364	0	2,872	(1,847)	(3,808)	(125)	(5,780)	(2,908)	3,303	395
CBK	137	0	0	137	(1,929)	0	0	(1,929)	(1,792)	1,762	(30)
DUB	25	0	0	25	(26)	0	0	(26)	(1)	(10)	(11)
GLM	4,869	0	0	4,869	(3,103)	(330)	0	(3,433)	1,436	(1,100)	336
GST	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
HUS	446	0	0	446	(1,216)	0	0	(1,216)	(770)	699	(71)
JPM	47	0	51	98	(454)	(158)	(139,658)	(140,270)	(140,172)	229,088	88,916
MEI	0	0	0	0	0	0	(205,668)	(205,668)	(205,668)	247,523	41,855
MYC	0	75,646	0	75,646	0	(89,630)	0	(89,630)	(13,984)	16,657	2,673
MYI	275	0	0	275	(1,807)	0	0	(1,807)	(1,532)	1,780	248
SCX	1,354	0	0	1,354	(2,595)	0	0	(2,595)	(1,241)	1,092	(149)
SOG	0	0	0	0	(16)	0	(344)	(360)	(360)	39,032	38,672
SSB	1,234	0	0	1,234	(4,930)	0	0	(4,930)	(3,696)	3,593	(103)
UAG	4	0	0	4	0	0	0	0	4	0	4

Total Over the Counter	$13,544	$78,010	$75	$91,629	$(23,465)	$(93,939)	$(381,717)	$(499,121)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	67

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

(n)

Securities with an aggregate market value of $589,405 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$170	$170
Futures	0	0	0	0	2,841	2,841
Swap Agreements	0	0	0	0	4,998	4,998

	$0	$0	$0	$0	$8,009	$8,009

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,544	$0	$13,544
Purchased Options	0	0	0	0	78,010	78,010
Swap Agreements	0	75	0	0	0	75

	$0	$75	$0	$13,544	$78,010	$91,629

	$0	$75	$0	$13,544	$86,019	$99,638

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1,016	$0	$214	$1,230
Swap Agreements	0	60	0	0	4,085	4,145

	$0	$60	$1,016	$0	$4,299	$5,375

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,465	$0	$23,465
Written Options	0	13	0	0	93,926	93,939
Swap Agreements	0	125	381,592	0	0	381,717

	$0	$138	$381,592	$23,465	$93,926	$499,121

	$0	$198	$382,608	$23,465	$98,225	$504,496

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(711)	$(711)
Written Options	0	0	0	0	2,987	2,987
Futures	0	0	8,930	0	(47,472)	(38,542)
Swap Agreements	0	1,544	0	0	(71,978)	(70,434)

	$0	$1,544	$8,930	$0	$(117,174)	$(106,700)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,408	$0	$6,408
Purchased Options	0	0	0	(1,323)	(4,285)	(5,608)
Written Options	0	99	0	3,037	(3,730)	(594)
Swap Agreements	0	(886)	(353,812)	0	0	(354,698)

	$0	$(787)	$(353,812)	$8,122	$(8,015)	$(354,492)

	$0	$757	$(344,882)	$8,122	$(125,189)	$(461,192)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$180	$180
Futures	0	0	(6,489)	0	(28,962)	(35,451)
Swap Agreements	0	(6)	0	0	(17,544)	(17,550)

	$0	$(6)	$(6,489)	$0	$(46,326)	$(52,821)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,173)	$0	$(11,173)
Purchased Options	0	0	0	125	66,573	66,698
Written Options	0	(12)	0	608	(73,002)	(72,406)
Swap Agreements	0	462	(380,298)	0	0	(379,836)

	$0	$450	$(380,298)	$(10,440)	$(6,429)	$(396,717)

	$0	$444	$(386,787)	$(10,440)	$(52,755)	$(449,538)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	69

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$6,083	$6,083
Corporate Bonds & Notes
Banking & Finance	0	210,135	0	210,135
Industrials	0	82,494	0	82,494
Utilities	0	27,008	0	27,008
Municipal Bonds & Notes
California	0	7,078	0	7,078
Illinois	0	118	0	118
Nebraska	0	124	0	124
Tennessee	0	145	0	145
Texas	0	1,657	0	1,657
Washington	0	2,945	0	2,945
U.S. Government Agencies	0	976,709	0	976,709
U.S. Treasury Obligations	0	1,226,826	0	1,226,826
Non-Agency Mortgage-Backed Securities	0	168,127	0	168,127
Asset-Backed Securities	0	265,741	0	265,741
Sovereign Issues	0	105,677	0	105,677
Preferred Securities
Banking & Finance	0	13,653	0	13,653
Short-Term Instruments
Certificates of Deposit	0	3,796	0	3,796
Argentina Treasury Bills	0	211	0	211
U.S. Treasury Bills	0	113,652	0	113,652

	$0	$3,206,096	$6,083	$3,212,179

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$107,264	$0	$0	$107,264

Total Investments	$107,264	$3,206,096	$6,083	$3,319,443

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(16,235)	$0	$(16,235)
U.S. Government Agencies	0	(97,995)	0	(97,995)

	$0	$(114,230)	$0	$(114,230)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,841	5,168	0	8,009
Over the counter	0	91,629	0	91,629

	$2,841	$96,797	$0	$99,638

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,230)	(4,145)	0	(5,375)
Over the counter	0	(499,121)	0	(499,121)

	$(1,230)	$(503,266)	$0	$(504,496)

Total Financial Derivative Instruments	$1,611	$(406,469)	$0	$(404,858)

Totals	$108,875	$2,685,397	$6,083	$2,800,355

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE PLUS International Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		$481	$466

Total Loan Participations and Assignments (Cost $480)			466

CORPORATE BONDS & NOTES 9.0%

BANKING & FINANCE 5.3%

ABN AMRO Bank NV
5.750% due 09/22/2020 •(i)(j)	EUR	300	304

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$500	446
4.500% due 05/15/2021		300	275

American International Group, Inc.
4.125% due 02/15/2024		2,100	2,208

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(i)(j)	EUR	800	752

Barclays Bank PLC
10.179% due 06/12/2021		$700	744

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		900	793
3.200% due 08/10/2021		2,800	2,774
4.610% due 02/15/2023 •		400	407
7.875% due 03/15/2022 •(i)(j)		200	184
8.000% due 12/15/2020 •(i)(j)	EUR	600	632

BNP Paribas S.A.
6.750% due 03/14/2022 •(i)(j)		$500	451

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)(j)	EUR	400	425
6.625% due 06/29/2021 •(i)(j)		600	635

Credit Suisse AG
5.750% due 09/18/2025 •(j)		400	436

Credit Suisse Group AG
7.125% due 07/29/2022 •(i)(j)		$300	278

Crown Castle International Corp.
4.300% due 02/15/2029		1,250	1,299

Deutsche Bank AG
2.868% (US0003M + 1.230%) due 02/27/2023 ~		900	738
4.250% due 10/14/2021		2,500	2,380

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		370	376

Erste Group Bank AG
8.875% due 10/15/2021 •(i)(j)	EUR	200	220

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		300	321

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$400	380
2.193% (US0003M + 0.430%) due 11/02/2020 ~		400	374
2.710% (US0003M + 0.810%) due 04/05/2021 ~		400	370
4.424% (US0003M + 2.550%) due 01/07/2021 ~		300	285
5.014% (US0003M + 3.140%) due 01/07/2022 ~		200	162

General Motors Financial Co., Inc.
2.837% (US0003M + 1.100%) due 11/06/2021 ~		300	275

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		1,000	980

HSBC Holdings PLC
3.400% due 03/08/2021		700	704
3.400% (US0003M + 1.500%) due 01/05/2022 ~		600	576
4.300% due 03/08/2026		500	535
4.875% due 01/14/2022		900	915
4.950% due 03/31/2030		900	994

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
6.000% due 04/16/2020 •(i)(j)		$200	$190

International Lease Finance Corp.
5.875% due 08/15/2022		100	90

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(i)(j)	EUR	400	391

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		$2,700	2,664
6.375% due 06/27/2020 •(i)(j)	EUR	200	204
7.500% due 09/27/2025 •(i)(j)		$300	270

Nationwide Building Society
4.363% due 08/01/2024 •		300	302

Navient Corp.
5.875% due 03/25/2021		100	98

Royal Bank of Scotland Group PLC
3.162% (US0003M + 1.470%) due 05/15/2023 ~		1,000	950
3.875% due 09/12/2023		200	202
4.269% due 03/22/2025 •		900	926
4.800% due 04/05/2026		300	299
5.076% due 01/27/2030 •		600	653
7.500% due 08/10/2020 •(i)(j)		1,300	1,199
8.000% due 08/10/2025 •(i)(j)		500	470

Service Properties Trust
5.000% due 08/15/2022		800	573

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		200	202

Societe Generale S.A.
7.375% due 09/13/2021 •(i)(j)		200	185

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		800	778

UBS AG
7.625% due 08/17/2022 (j)		1,200	1,237

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		200	186
2.950% due 09/24/2020		200	200
4.125% due 09/24/2025		200	208
6.875% due 03/22/2021 •(i)(j)		200	196

Wells Fargo & Co.
3.007% (US0003M + 1.230%) due 10/31/2023 ~		200	191

Weyerhaeuser Co.
4.000% due 04/15/2030		1,000	1,006

			37,498

INDUSTRIALS 2.1%

AbbVie, Inc.
2.900% due 11/06/2022		800	810

Activision Blizzard, Inc.
2.600% due 06/15/2022		700	706

Allergan Sales LLC
5.000% due 12/15/2021		500	518

Charter Communications Operating LLC
4.464% due 07/23/2022		900	931
4.908% due 07/23/2025		800	863

CVS Health Corp.
4.250% due 04/01/2050		800	835

DAE Funding LLC
4.000% due 08/01/2020		500	494

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		400	371

Danone S.A.
2.077% due 11/02/2021		200	200

Dell International LLC
4.420% due 06/15/2021		600	607

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~		200	195

Georgia-Pacific LLC
5.400% due 11/01/2020		200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imperial Brands Finance PLC
2.950% due 07/21/2020		$600	$599

Interpublic Group of Cos., Inc.
4.000% due 03/15/2022		500	518

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		200	196

Komatsu Finance America, Inc.
2.118% due 09/11/2020		200	200

Kraft Heinz Foods Co.
5.200% due 07/15/2045		100	97

Micron Technology, Inc.
5.327% due 02/06/2029		300	330

NVIDIA Corp.
3.500% due 04/01/2040		2,200	2,345

Oracle Corp.
2.950% due 04/01/2030 (c)		2,400	2,420

Penske Truck Leasing Co. LP
3.900% due 02/01/2024		300	299

TTX Co.
2.600% due 06/15/2020		250	249

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		500	498

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,050	35

			14,518

UTILITIES 1.6%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		$500	465

Baltimore Gas & Electric Co.
3.500% due 11/15/2021		100	99

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		1,200	1,277

BG Energy Capital PLC
4.000% due 10/15/2021		300	301

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		1,200	1,240

DTE Electric Co.
2.625% due 03/01/2031 (c)		1,400	1,398

Duke Energy Corp.
3.050% due 08/15/2022		500	505
3.550% due 09/15/2021		300	304

Entergy Corp.
5.125% due 09/15/2020		100	100

NextEra Energy Capital Holdings, Inc.
4.500% due 06/01/2021		600	612

Petrobras Global Finance BV
5.093% due 01/15/2030		57	52

San Diego Gas & Electric Co.
3.320% due 04/15/2050 (c)		900	899

Southern California Edison Co.
3.700% due 08/01/2025		2,300	2,372

Sprint Corp.
7.250% due 09/15/2021		200	207

Telstra Corp. Ltd.
4.800% due 10/12/2021		500	516

Transocean Poseidon Ltd.
6.875% due 02/01/2027		1,300	1,062

			11,409

Total Corporate Bonds & Notes (Cost $65,045)			63,425

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		6	7

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029		500	632

			639

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	71

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.0%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	$300	$363

Total Municipal Bonds & Notes (Cost $890)		1,002

U.S. GOVERNMENT AGENCIES 36.8%

Fannie Mae
0.000% due 08/25/2039 (b)(f)	786	737
1.277% due 04/25/2037 •	9	9
1.297% due 07/25/2037 •	16	16
1.467% due 10/25/2040 •	49	49
5.103% due 03/25/2037 •(a)	402	72
5.153% due 04/25/2037 •(a)	1,028	196
5.203% due 11/25/2039 •(a)	203	36
5.433% due 03/25/2037 •(a)	528	110
5.453% due 05/25/2037 •(a)	1,338	243
5.843% due 04/25/2037 •(a)	2,421	536
6.168% due 11/25/2040 •	4	6
6.253% due 02/25/2037 •(a)	217	51
6.703% due 07/25/2033 •(a)	132	24

Fannie Mae, TBA
3.000% due 06/01/2040	51,400	53,715

Freddie Mac
1.005% due 05/15/2037 •	15	15
4.000% due 11/01/2047 - 03/01/2049	1,962	2,109
5.000% due 04/15/2041	1,624	2,043
5.500% due 03/15/2034	252	290
5.865% due 09/15/2036 •(a)	408	77
9.451% due 02/15/2040 •	169	241
10.483% due 09/15/2041 •	602	1,090
11.086% due 02/15/2041 •	3	6

Ginnie Mae, TBA
5.000% due 05/01/2050	1,300	1,385

Uniform Mortgage-Backed Security
4.000% due 06/01/2047 - 09/01/2049	71,217	76,109
5.500% due 03/01/2028	10	11

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	30,000	30,996
3.000% due 05/01/2050	45,700	47,858
3.500% due 05/01/2050	19,500	20,625
4.000% due 05/01/2050	13,100	13,984
4.500% due 05/01/2050	6,900	7,423

Total U.S. Government Agencies (Cost $254,439)		260,062

U.S. TREASURY OBLIGATIONS 24.1%

U.S. Treasury Bonds
3.000% due 08/15/2048	200	278
3.000% due 02/15/2049 (p)	5,200	7,253
3.125% due 05/15/2048 (p)	560	794
4.625% due 02/15/2040 (p)	1,500	2,451

U.S. Treasury Inflation Protected Securities (h)
0.125% due 01/15/2022 (n)	7,066	6,964
0.125% due 04/15/2022 (n)(p)	7,000	6,901
0.625% due 07/15/2021 (n)(p)	2,289	2,268
0.625% due 02/15/2043 (p)	224	246
1.000% due 02/15/2046 (p)	1,197	1,456
1.000% due 02/15/2048	4,916	6,061
1.000% due 02/15/2049	7,944	9,891
1.375% due 02/15/2044 (p)	1,107	1,421

U.S. Treasury Notes
1.375% due 09/30/2020 (p)	200	201
1.375% due 10/31/2020	100	101
1.625% due 02/15/2026	900	959
1.750% due 12/31/2020 (p)	200	202
1.750% due 12/31/2024	2,600	2,769
2.000% due 11/30/2020	100	101
2.000% due 12/31/2021 (n)(p)	34,500	35,570
2.125% due 08/31/2020	100	101
2.375% due 05/15/2029	11,800	13,582
2.625% due 12/31/2025 (p)	3,100	3,480
2.625% due 02/15/2029	40,900	47,834

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 05/31/2023 (n)(p)	$2,200	$2,371
3.000% due 09/30/2025 (p)	7,600	8,649
3.000% due 10/31/2025 (p)	7,600	8,665

Total U.S. Treasury Obligations (Cost $153,907)		170,569

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%

American Home Mortgage Assets Trust
2.886% due 11/25/2046 •	10,665	4,341

American Home Mortgage Investment Trust
3.533% due 02/25/2045 •	117	113

Banc of America Funding Trust
4.168% due 06/20/2037 ^~	95	79
6.000% due 08/25/2036 ^	59	53

Banc of America Mortgage Trust
3.873% due 01/25/2035 ~	38	33
3.875% due 02/25/2034 ~	33	30
4.773% due 06/25/2034 ~	46	41
5.213% due 05/25/2033 ~	65	60

Bear Stearns Adjustable Rate Mortgage Trust
3.677% due 02/25/2036 ^~	459	414
3.840% due 02/25/2036 •	24	23

Bear Stearns ALT-A Trust
1.267% due 01/25/2047 ^•	266	204

Chase Mortgage Finance Trust
3.878% due 01/25/2036 ^~	48	41

ChaseFlex Trust
1.247% due 07/25/2037 •	3,166	2,760

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.177% due 05/25/2036 •	708	580

Citigroup Mortgage Loan Trust
3.880% due 10/25/2035 ^•	118	110
4.380% due 10/25/2035 •	82	74

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •	114	106

CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^	336	310
6.000% due 06/25/2037 ^	435	392

Countrywide Alternative Loan Trust
0.983% due 09/20/2046 •	108	77
1.247% due 08/25/2035 •	1,710	1,444
1.373% due 11/20/2035 •	332	273
1.467% due 12/25/2035 •	45	37
3.366% due 08/25/2035 •	142	124
3.446% due 01/25/2036 •	514	436
6.000% due 08/25/2036 ^•	278	221

Countrywide Home Loan Mortgage Pass-Through Trust
1.547% due 05/25/2035 •	282	217
1.607% due 02/25/2035 •	25	20
4.286% due 10/20/2034 ~	73	67
5.750% due 05/25/2037 ^	28	20

Credit Suisse First Boston Mortgage Securities Corp.
3.989% due 09/25/2034 ~	76	75

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	91	81

Credit Suisse Mortgage Capital Trust
3.319% due 10/27/2059 ~	985	968

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.447% due 02/25/2035 •	391	357

First Horizon Alternative Mortgage Securities Trust
3.402% due 12/25/2035 ~	221	175

GS Mortgage Securities Trust
5.162% due 12/10/2043 ~	1,585	1,606

GSR Mortgage Loan Trust
4.040% due 04/25/2032 •	48	42
4.118% due 12/25/2034 ~	41	38
4.124% due 11/25/2035 ~	147	131
4.154% due 11/25/2035 ~	42	40
4.507% due 09/25/2035 ~	188	177
4.655% due 07/25/2035 ~	37	32
5.500% due 01/25/2037	165	175

HarborView Mortgage Loan Trust
3.966% due 10/19/2035 •	1,862	1,340

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	2,126	$2,598

Impac Secured Assets CMN Owner Trust
4.554% due 07/25/2035 ~		$165	130

IndyMac Mortgage Loan Trust
1.137% due 09/25/2046 •		408	323

JPMorgan Mortgage Trust
4.055% due 06/25/2035 ~		28	25
4.172% due 07/25/2035 ~		540	494
4.222% due 07/25/2035 ~		15	14

London Wall Mortgage Capital PLC
1.609% due 11/15/2049 •	GBP	159	195

MASTR Adjustable Rate Mortgages Trust
4.684% due 11/21/2034 ~		$54	52

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.565% due 08/15/2032 •		161	139

Merrill Lynch Alternative Note Asset Trust
1.057% due 03/25/2037 •		687	261

Merrill Lynch Mortgage Investors Trust
3.033% (US0006M + 1.500%) due 02/25/2033 ~		95	82
3.828% due 05/25/2036 ~		333	287

Morgan Stanley Capital Trust
4.661% due 06/15/2044		241	248

Morgan Stanley Mortgage Loan Trust
3.798% due 06/25/2036 ~		13	12

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		247	196

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		1,671	1,685

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	8,677	10,578

Sequoia Mortgage Trust
2.475% due 05/20/2034 •		$99	92

Structured Adjustable Rate Mortgage Loan Trust
3.557% due 01/25/2035 ~		296	264

Structured Asset Mortgage Investments Trust
1.157% due 04/25/2036 •		218	212

SunTrust Adjustable Rate Mortgage Loan Trust
4.521% due 01/25/2037 ^~		415	352

Thornburg Mortgage Securities Trust
2.187% due 06/25/2047 ^•		817	716
2.187% due 06/25/2047 •		88	76

Towd Point Mortgage Funding
1.911% due 02/20/2054 •	GBP	870	1,050

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		921	1,112

WaMu Mortgage Pass-Through Certificates Trust
1.217% due 12/25/2045 •		$910	827
2.484% due 08/25/2046 •		258	209
2.716% due 06/25/2047 •		988	813
2.863% due 12/25/2046 •		111	92
4.261% due 08/25/2035 ~		144	134
4.678% due 06/25/2033 ~		191	180

Total Non-Agency Mortgage-Backed Securities (Cost $43,234)			41,385

ASSET-BACKED SECURITIES 6.8%

Aames Mortgage Investment Trust
1.937% due 07/25/2035 •		900	865

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.027% due 01/25/2034 •		699	644

Bear Stearns Asset-Backed Securities Trust
1.117% due 03/25/2037 •		2,244	4,198

Centex Home Equity Loan Trust
1.592% due 03/25/2034 •		976	902

Chase Funding Trust
1.587% due 08/25/2032 •		64	57

Citigroup Mortgage Loan Trust
1.247% due 10/25/2036 •		604	386

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
1.167% due 09/25/2037 ^•		$1,256	$1,021
1.217% due 03/25/2036 •		1,369	1,107
1.237% due 06/25/2036 •		174	173
1.387% due 04/25/2036 •		3,869	3,806

Countrywide Asset-Backed Certificates Trust
1.107% due 03/25/2037 •		103	101

EMC Mortgage Loan Trust
2.247% due 02/25/2041 •		29	27

GLS Auto Receivables Issuer Trust
2.470% due 11/15/2023		1,087	1,018
2.580% due 07/17/2023		817	810

GSAA Home Equity Trust
1.047% due 05/25/2037 •		988	409
3.451% due 03/25/2036 ~		931	340

MASTR Asset-Backed Securities Trust
3.647% due 07/25/2034 •		1,000	870

Morgan Stanley ABS Capital, Inc. Trust
1.037% due 01/25/2037 •		796	362
1.057% due 03/25/2037 •		3,119	1,444
1.077% due 02/25/2037 •		3,896	1,831
1.162% due 03/25/2037 •		10,556	4,923
1.862% due 03/25/2035 •		1,000	975

Morgan Stanley Dean Witter Capital, Inc. Trust
1.927% due 02/25/2033 •		459	424

Mountain View CLO Ltd.
1.795% due 10/16/2029 •		1,000	940

Nassau Ltd.
2.960% due 10/15/2029 •		800	759

North Carolina State Education Assistance Authority
1.747% due 07/25/2039 •		1,300	1,280

Residential Asset Mortgage Products Trust
1.247% due 03/25/2036 •		1,644	1,527

Securitized Asset-Backed Receivables LLC Trust
1.187% due 07/25/2036 •		1,209	617
1.907% due 01/25/2036 ^•		1,243	976

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	85	92

Specialty Underwriting & Residential Finance Trust
1.097% due 06/25/2037 •		$217	134

Structured Asset Investment Loan Trust
4.097% due 08/25/2033 •		540	454

Structured Asset Securities Corp. Mortgage Loan Trust
1.157% due 02/25/2037 •		3,332	3,107

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		7,207	7,060

Venture CLO Ltd.
0.000% due 08/28/2029 •		1,800	1,709

Wells Fargo Home Equity Asset-Backed Securities Trust
1.447% due 12/25/2035 •		1,900	1,707
1.892% due 03/25/2035 •		1,059	1,046

Total Asset-Backed Securities (Cost $47,584)			48,101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SOVEREIGN ISSUES 2.9%

Argentina Government International Bond
3.750% due 12/31/2038 þ		$1,700	$516
5.875% due 01/11/2028		800	219
15.500% due 10/17/2026	ARS	1,580	7
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		3,291	25
38.039% (ARLLMONP) due 06/21/2020 ~		28,591	207

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		2,300	22

Brazil Government International Bond
4.750% due 01/14/2050		$1,264	1,167

Israel Government International Bond
4.125% due 01/17/2048		500	538

Japan Government International Bond
0.100% due 03/10/2028	JPY	993,289	9,233
0.100% due 03/10/2029		835,445	7,750

Saudi Government International Bond
4.000% due 04/17/2025		$500	521
5.000% due 04/17/2049		250	271

Total Sovereign Issues (Cost $22,754)			20,476

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%

Dommo Energia S.A. (d)(k)		39,329	5

Dommo Energia S.A. «(d)		195,949	18

Dommo Energia S.A. SP—ADR (d)		613	1

			24

UTILITIES 0.0%

Eneva S.A. (d)(k)		8,807	59

Total Common Stocks (Cost $91)			83

PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(i)(j)		400,000	432

Banco Santander S.A.
5.250% due 09/29/2023 •(i)(j)		200,000	181
6.250% due 09/11/2021 •(i)(j)		400,000	398

JPMorgan Chase & Co.
5.240% (US0003M + 3.470%) due 04/30/2020 ~(i)		273,000	247

SL Green Realty Corp.
6.500% due 04/30/2020 (i)		121,300	2,767

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)		350,000	352

Total Preferred Securities (Cost $4,829)			4,377

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SHORT-TERM INSTRUMENTS 16.2%

REPURCHASE AGREEMENTS (l) 0.1%
			$494

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	632	6
36.751% due 04/03/2020 ~		2,340	26
53.823% due 05/13/2020 (f)(g)		290	2

			34

U.S. TREASURY BILLS 16.1%
0.317% due 04/07/2020 - 06/18/2020 (e)(f)(n)(p)		$114,008	113,992

Total Short-Term Instruments (Cost $114,511)			114,520

Total Investments in Securities (Cost $707,764)			724,466

INVESTMENTS IN AFFILIATES 33.0%

SHORT-TERM INSTRUMENTS 33.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 33.0%

PIMCO Short Asset Portfolio		3,798,217	36,877

PIMCO Short-Term Floating NAV Portfolio III		19,982,777	196,251

Total Short-Term Instruments (Cost $234,302)			233,128

Total Investments in Affiliates (Cost $234,302)			233,128

Total Investments 135.4% (Cost $942,066)			$957,594

Financial Derivative Instruments (m)(o) (8.0)% (Cost or Premiums, net $(621))			(56,531)

Other Assets and Liabilities, net (27.4)%			(193,736)

Net Assets 100.0%			$707,327

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security did not produce income within the last twelve months.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	73

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 -12/26/2017	$10	$5	0.00%
Eneva S.A.	12/21/2017 - 12/03/2019	41	59	0.01

		$51	$64	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$494	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(505)	$494	$494

Total Repurchase Agreements						$(505)	$494	$494

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (2.7)%
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2050	$ 16,400	$(17,487)	$(17,506)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2050	1,300	(1,407)	(1,404)

Total U.S. Government Agencies				(18,894)	(18,910)

Sovereign Issues (0.7)%
Canada Government Bond	2.750%	12/01/2048	CAD 5,200	(4,815)	(4,994)

Total Short Sales (3.4)%				$(23,709)	$(23,904)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$494	$0	$0	$0	$494	$(505)	$(11)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(4,994)	(4,994)	0	(4,994)

Total Borrowings and Other Financing Transactions	$494	$0	$0	$(4,994)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(4,557) at a weighted average interest rate of 1.969%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)	Payable for short sales includes $39 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$110.500	05/22/2020	16	$32	$0	$2
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	111.000	05/22/2020	20	40	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	111.250	05/22/2020	24	48	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.125	05/22/2020	27	54	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.375	05/22/2020	25	50	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.500	05/22/2020	107	214	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.750	05/22/2020	1	2	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	114.000	05/22/2020	66	132	1	0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	131.500	05/22/2020	32	32	0	1
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	132.250	05/22/2020	134	134	1	3
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	132.500	05/22/2020	8	8	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2020 Futures	135.000	05/22/2020	1	1	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	392	392	4	18
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	159.500	05/22/2020	65	65	1	3
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	210.000	05/22/2020	251	251	2	71
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	285.000	05/22/2020	32	32	0	7

Total Purchased Options					$10	$105

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	152	$0	$(2)	$0	$0
Euro-Bund 10-Year Bond June Futures	06/2020	1	190	(1)	71	(61)
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	162	20	18	0	(11)
U.S. Treasury 5-Year Note June Futures	06/2020	283	35,477	540	0	(13)
U.S. Treasury 10-Year Note June Futures	06/2020	154	21,358	(19)	0	(22)

				$536	$71	$(107)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2020	286	$(63,029)	$(1,008)	$9	$0
U.S. Treasury 30-Year Bond June Futures	06/2020	388	(69,476)	(3,479)	643	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	49	(10,872)	(849)	159	0
United Kingdom Long Gilt June Futures	06/2020	4	(677)	(8)	2	(2)

				$(5,344)	$813	$(2)

Total Futures Contracts				$(4,808)	$884	$(109)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date		Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$	2,522	$162	$(283)	$(121)	$0	$(30)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024		11,956	(717)	8	(709)	0	(159)
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		500	9	(9)	0	0	(1)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		69,200	1,627	(1,852)	(225)	0	(202)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		109,900	(1,086)	351	(735)	0	(332)
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024	EUR	5,300	63	(50)	13	0	(9)

						$58	$(1,835)	$(1,777)	$0	$(733)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	75

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	45,700	$(149)	$1,263	$1,114	$0	$(60)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		4,700	181	875	1,056	0	(89)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		700	4	87	91	0	(12)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023	$	15,000	0	1,334	1,334	4	0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		52,700	81	2,083	2,164	6	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		34,200	1	(1,780)	(1,779)	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,800	(216)	(171)	(387)	0	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		14,700	21	(1,961)	(1,940)	0	(3)
Receive(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		105,700	(2,333)	(1,700)	(4,033)	5	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		36,300	1,274	(4,274)	(3,000)	12	0
Receive	3-Month USD-LIBOR	2.085	Semi-Annual	12/18/2025		1,500	17	(158)	(141)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		500	1	(57)	(56)	0	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		34,200	(481)	(1,533)	(2,014)	60	0
Pay(5)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		8,700	0	77	77	0	(16)
Pay(5)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		9,000	0	94	94	0	(16)
Pay(5)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		9,000	0	99	99	0	(16)
Pay(5)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		9,700	0	108	108	0	(17)
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		77,000	1,619	1,902	3,521	0	(149)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		54,800	(846)	(7,358)	(8,204)	176	0
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		3,100	333	336	669	0	(14)
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		48,300	1,232	1,307	2,539	0	(274)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		5,200	(12)	(1,898)	(1,910)	157	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(1)	(29)	(30)	3	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		300	(1)	(58)	(59)	9	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		600	(3)	(135)	(138)	17	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		300	(1)	(58)	(59)	8	0
Receive(5)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		2,600	(465)	38	(427)	74	0
Pay(5)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035	EUR	8,700	0	315	315	0	(34)
Pay(5)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035		29,400	450	615	1,065	0	(113)
Receive(5)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045		30,100	(408)	(1,436)	(1,844)	178	0
Receive(5)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045		9,400	0	(584)	(584)	56	0
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050		470	(2)	5	3	0	(6)
Pay(5)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050		160	0	2	2	0	(2)
Pay(5)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		410	(1)	4	3	0	(5)
Receive(5)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	8,400	0	(400)	(400)	0	(7)
Receive(5)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		29,100	(278)	(1,281)	(1,559)	0	(25)
Pay(5)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		9,100	0	486	486	23	0
Pay(5)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		31,200	330	1,504	1,834	79	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	1,930,000	(615)	24	(591)	0	(14)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,300	(2)	(231)	(233)	3	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,000	4	425	429	0	(22)
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	21,600	0	(1,077)	(1,077)	0	(41)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	5,000	(42)	283	241	1	0
Pay	UKRPI	3.593	Maturity	11/15/2028		800	0	53	53	0	0
Pay	UKRPI	3.595	Maturity	11/15/2028		3,800	43	212	255	2	0
Pay	UKRPI	3.603	Maturity	11/15/2028		600	0	41	41	0	0
Pay	UKRPI	3.480	Maturity	01/15/2030		11,800	86	232	318	8	0
Pay	UKRPI	3.415	Maturity	02/15/2030		1,700	0	19	19	1	0

							$(179)	$(12,356)	$(12,535)	$883	$(938)

Total Swap Agreements							$(121)	$(14,191)	$(14,312)	$883	$(1,671)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 105	$ 884	$ 883	$ 1,872	$ 0	$ (666)	$ (1,671)	$ (2,337)

(n)

Securities with an aggregate market value of $21,133 and cash of $4,162 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin liability of $(557) for closed futures is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2020	MXN	19,830		$1,046	$214	$0
	06/2020	CNY	57,344		8,173	93	0
	06/2020		$554	CNH	3,893	0	(6)

BPS	04/2020	BRL	8,639	EUR	1,514	8	0
	04/2020	EUR	1,791	BRL	8,639	0	(313)
	04/2020		5,193		$5,798	77	(6)
	04/2020	GBP	184		225	0	(3)
	04/2020	JPY	75,500		687	0	(15)
	04/2020		$578	EUR	532	8	0
	04/2020		924	GBP	793	61	0
	04/2020		18,036	TWD	542,734	33	(60)
	05/2020	AUD	1,076		$658	0	(4)
	05/2020	CAD	2,164		1,513	0	(25)
	05/2020	EUR	982		1,078	0	(6)
	05/2020		$5,400	CAD	7,215	0	(271)
	05/2020		1,779	COP	7,431,524	43	0
	06/2020	HKD	10,713		$1,381	0	0
	06/2020	INR	177,452		2,455	148	0
	06/2020	TWD	407,145		13,700	84	0
	06/2020		$753	CNH	5,305	0	(6)
	06/2020		612	IDR	9,140,815	0	(58)

BRC	04/2020	BRL	1,933		$385	13	0
	04/2020	JPY	285,055		2,593	0	(58)
	04/2020		$372	BRL	1,933	0	0
	04/2020		7,567	GBP	6,189	120	0
	05/2020	GBP	6,189		$7,572	0	(121)
	05/2020	SEK	5,655		560	0	(13)
	05/2020		$384	BRL	1,933	0	(13)
	05/2020		967	CAD	1,283	0	(54)

CBK	04/2020	AUD	119		$78	5	0
	04/2020	BRL	4,888		940	0	(1)
	04/2020	COP	7,367,065		2,156	345	0
	04/2020	EUR	14,342		15,729	4	(93)
	04/2020	GBP	8,007		9,700	0	(246)
	04/2020	JPY	1,667,500		15,467	0	(41)
	04/2020		$976	BRL	4,888	0	(35)
	04/2020		5,209	CAD	7,366	25	0
	04/2020		368	DKK	2,565	11	0
	04/2020		282	EUR	247	0	(10)
	04/2020		1,908	MXN	43,392	0	(82)
	05/2020	EUR	1,407		$1,543	0	(10)
	05/2020		$551	CAD	753	0	(16)
	06/2020		864	CNH	6,098	0	(5)
	06/2020		307	RUB	24,472	3	0
	07/2020	DKK	2,135		$315	0	(2)

DUB	04/2020	BRL	15,224		2,968	38	0
	04/2020		$2,928	BRL	15,224	2	0
	05/2020		2,964		15,224	0	(40)

FBF	06/2020		334	INR	25,261	0	(6)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	77

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2020	BRL	8,639	EUR	1,623	$128	$0
	04/2020		23,466		$5,242	726	0
	04/2020	EUR	1,514	BRL	8,639	0	(8)
	04/2020	RUB	9,796		$125	0	0
	04/2020		$4,514	BRL	23,466	2	0
	04/2020		1,226	CHF	1,205	26	0
	04/2020		526	EUR	487	11	0
	04/2020		809	GBP	644	0	(9)
	04/2020		740	MXN	17,694	4	0
	04/2020		2,388	RUB	148,741	0	(492)
	04/2020		2,805	ZAR	48,001	0	(123)
	05/2020	CAD	7,079		$4,911	0	(121)
	05/2020	EUR	1,619	BRL	8,639	0	(129)
	05/2020		$905		4,698	0	(3)
	05/2020		5,243	CAD	7,549	123	0
	05/2020		3,436	JPY	372,400	33	0
	05/2020		124	RUB	9,796	1	0
	06/2020	SGD	21		$15	0	0
	06/2020		$484	INR	35,090	0	(28)
	07/2020	DKK	5,805		$852	0	(8)

HUS	04/2020	GBP	239		282	0	(15)
	04/2020		$275	MXN	6,854	13	0
	05/2020	CAD	681		$513	29	0
	05/2020	GBP	728		901	0	(4)
	05/2020		$5,538	CAD	7,396	0	(280)
	06/2020	CNH	35,731		$5,102	69	0
	06/2020		$19,201	CNH	134,478	0	(257)
	06/2020		2,616	INR	190,629	0	(137)
	01/2021	BRL	970		$149	0	(34)

JPM	04/2020		4,824		928	0	(1)
	04/2020	CAD	6,230		4,377	0	(50)
	04/2020		$1,000	BRL	4,824	0	(72)
	04/2020		789	GBP	620	0	(19)
	04/2020		285	MXN	6,615	0	(6)
	04/2020		3,344	ZAR	58,092	5	(103)
	05/2020	CHF	3,706		$3,846	0	(11)
	06/2020	CNH	62,589		8,805	0	(12)
	06/2020	TWD	33,207		1,113	3	0
	06/2020		$275	MXN	5,261	0	(56)

MYI	04/2020		18,097	JPY	1,953,955	75	0
	04/2020		3,205	ZAR	53,688	0	(205)
	05/2020	CAD	7,111		$5,324	269	0
	05/2020	JPY	1,953,955		18,136	0	(66)
	05/2020		$616	CAD	819	0	(34)

RBC	05/2020	CAD	7,116		$5,307	248	0

RYL	05/2020		$1,673	MXN	32,809	0	(296)
	06/2020		397	INR	29,869	0	(9)

SCX	04/2020		676	JPY	74,100	13	0
	05/2020	EUR	18,269		$20,071	0	(104)
	05/2020		$5,218	CAD	7,417	55	0
	05/2020		61	RUB	4,775	0	0
	06/2020	TWD	45,869		$1,544	10	0
	06/2020		$2,442	IDR	33,864,721	0	(392)
	06/2020		2,463	INR	178,003	0	(148)

SOG	04/2020		30	RUB	2,326	0	0
	05/2020		270		21,134	0	(1)
	06/2020	SGD	616		$433	0	(1)
	06/2020		$645	RUB	50,349	0	(7)

SSB	04/2020	CHF	965		$995	0	(7)
	04/2020		$7,047	BRL	30,910	0	(1,098)
	04/2020		964	RUB	76,763	14	0
	05/2020		1,461	CAD	2,062	5	0
	06/2020	TWD	48,283		$1,617	2	0
	06/2020		$796	CNY	5,618	0	(5)

TOR	05/2020		687	CAD	938	0	(21)

UAG	04/2020	RUB	6,675		$84	0	(1)
	04/2020		$167	RUB	13,231	2	0
	05/2020	CAD	1,421		$1,071	61	0
	06/2020		$564	RUB	45,820	15	0

Total Forward Foreign Currency Contracts						$3,277	$(5,992)

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.335%	07/19/2021	40,900	$368	$1,119

BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350	11/01/2021	171,400	415	456

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017	07/02/2021	157,500	601	2,982
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	71,800	264	1,390
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	42,400	339	3,191
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	43,400	255	2,738

Total Purchased Options							$2,242	$11,876

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	300	$ 0	$ (2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	10,600	$(129)	$(241)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	23,800	(302)	(500)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	14,200	(310)	(1,084)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	1,460	(45)	(74)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	710	(22)	(35)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	22,400	(339)	(3,452)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	22,900	(255)	(3,035)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	50,400	(601)	(3,999)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	23,000	(257)	(1,755)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	1,440	(47)	(72)

							$(2,307)	$(14,247)

Total Written Options							$(2,307)	$(14,249)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
JPM	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR 200	$(1)	$10	$9	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$2,098	$(444)	$310	$0	$(134)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Receive	ERADXULT Index	39,584	1.342% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	$50,015	$0	$4,482	$4,482	$0
	Receive	ERADXULT Index	29,239	1.481% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	38,911	0	1,339	1,339	0
	Receive	ERADXULT Index	39,381	1.550% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	50,315	0	3,901	3,901	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	79

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

JPM	Receive	ERADXULT Index	65,648	1.341% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/22/2020	$115,756	$0	$(26,511)	$0	$(26,511)
MEI	Receive	ERADXULT Index	N/A	2.187% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/18/2020	1	0	(1)	0	(1)
	Receive	ERADXULT Index	57,667	1.222% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/15/2020	72,841	0	6,545	6,545	0
	Receive	ERADXULT Index	17,278	2.085% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/03/2021	23,799	0	(49)	0	(49)
	Receive	ERADXULT Index	44,234	1.372% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2021	66,513	0	(5,634)	0	(5,634)
	Receive	ERADXULT Index	62,622	1.603% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2021	76,295	0	9,920	9,920	0
	Receive	ERADXULT Index	61,130	1.723% (1-Month USD LIBOR plus a specified spread)	Maturity	05/05/2021	84,217	0	(17)	0	(17)

SOG	Receive	ERADXULT Index	34,686	1.457% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/22/2020	62,279	0	(16,154)	0	(16,154)
	Receive	ERADXULT Index	57,046	1.987% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	106,900	0	(28,674)	0	(28,674)

								$0	$(50,853)	$26,187	$(77,040)

Total Swap Agreements								$(445)	$(50,533)	$26,196	$(77,174)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$307	$1,119	$0	$1,426	$(6)	$0	$(134)	$(140)	$1,286	$(1,240)	$46
BPS	462	0	0	462	(767)	0	0	(767)	(305)	195	(110)
BRC	133	456	0	589	(259)	(741)	0	(1,000)	(411)	461	50
CBK	393	0	0	393	(541)	0	0	(541)	(148)	371	223
DUB	40	0	0	40	(40)	0	0	(40)	0	(10)	(10)
FBF	0	0	9,722	9,722	(6)	0	0	(6)	9,716	(9,770)	(54)
GLM	1,054	0	0	1,054	(921)	(1,158)	0	(2,079)	(1,025)	1,347	322
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
HUS	111	0	0	111	(727)	0	0	(727)	(616)	769	153
JPM	8	0	9	17	(330)	(35)	(26,511)	(26,876)	(26,859)	27,172	313
MEI	0	0	16,465	16,465	0	0	(5,701)	(5,701)	10,764	(5,420)	5,344
MYC	0	10,301	0	10,301	0	(12,313)	0	(12,313)	(2,012)	2,337	325
MYI	344	0	0	344	(305)	0	0	(305)	39	0	39
RBC	248	0	0	248	0	0	0	0	248	(320)	(72)
RYL	0	0	0	0	(305)	0	0	(305)	(305)	301	(4)
SCX	78	0	0	78	(644)	0	0	(644)	(566)	485	(81)
SOG	0	0	0	0	(9)	0	(44,828)	(44,837)	(44,837)	45,441	604
SSB	21	0	0	21	(1,110)	0	0	(1,110)	(1,089)	1,117	28
TOR	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
UAG	78	0	0	78	(1)	0	0	(1)	77	0	77

Total Over the Counter	$3,277	$11,876	$26,196	$41,349	$(5,992)	$(14,249)	$(77,174)	$(97,415)

(p)

Securities with an aggregate market value of $80,243 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$105	$105
Futures	0	0	0	0	884	884
Swap Agreements	0	0	0	0	883	883

	$0	$0	$0	$0	$1,872	$1,872

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,277	$0	$3,277
Purchased Options	0	0	0	0	11,876	11,876
Swap Agreements	0	9	26,187	0	0	26,196

	$0	$9	$26,187	$3,277	$11,876	$41,349

	$0	$9	$26,187	$3,277	$13,748	$43,221

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$557	$0	$109	$666
Swap Agreements	0	733	0	0	938	1,671

	$0	$733	$557	$0	$1,047	$2,337

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,992	$0	$5,992
Written Options	0	2	0	0	14,247	14,249
Swap Agreements	0	134	77,040	0	0	77,174

	$0	$136	$77,040	$5,992	$14,247	$97,415

	$0	$869	$77,597	$5,992	$15,294	$99,752

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(112)	$(112)
Written Options	0	0	0	0	456	456
Futures	0	0	(575)	0	(5,497)	(6,072)
Swap Agreements	0	(232)	0	0	(8,448)	(8,680)

	$0	$(232)	$(575)	$0	$(13,601)	$(14,408)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	81

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

March 31, 2020

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$105	$0	$105
Purchased Options	0	0	0	(200)	(795)	(995)
Written Options	0	14	0	458	(37)	435
Swap Agreements	0	(43)	(93,496)	0	10	(93,529)

	$0	$(29)	$(93,496)	$363	$(822)	$(93,984)

	$0	$(261)	$(94,071)	$363	$(14,423)	$(108,392)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$101	$101
Futures	0	0	0	0	(3,508)	(3,508)
Swap Agreements	0	(1,683)	0	0	(6,148)	(7,831)

	$0	$(1,683)	$0	$0	$(9,555)	$(11,238)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,940)	$0	$(2,940)
Purchased Options	0	0	0	16	9,988	10,004
Written Options	0	(2)	0	78	(11,433)	(11,357)
Swap Agreements	0	3	(42,603)	0	17	(42,583)

	$0	$1	$(42,603)	$(2,846)	$(1,428)	$(46,876)

	$0	$(1,682)	$(42,603)	$(2,846)	$(10,983)	$(58,114)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$466	$0	$466
Corporate Bonds & Notes
Banking & Finance	0	37,498	0	37,498
Industrials	0	14,518	0	14,518
Utilities	2,297	9,112	0	11,409
Municipal Bonds & Notes
Illinois	0	639	0	639
Ohio	0	363	0	363
U.S. Government Agencies	0	260,062	0	260,062
U.S. Treasury Obligations	0	170,569	0	170,569
Non-Agency Mortgage-Backed Securities	0	41,385	0	41,385
Asset-Backed Securities	0	48,101	0	48,101
Sovereign Issues	0	20,476	0	20,476
Common Stocks
Energy	5	1	18	24
Utilities	59	0	0	59
Preferred Securities
Banking & Finance	2,767	1,610	0	4,377
Short-Term Instruments
Repurchase Agreements	0	494	0	494
Argentina Treasury Bills	0	34	0	34
U.S. Treasury Bills	0	113,992	0	113,992

	$5,128	$719,320	$18	$724,466

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$233,128	$0	$0	$233,128

Total Investments	$238,256	$719,320	$18	$957,594

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(4,994)	$0	$(4,994)
U.S. Government Agencies	0	(18,910)	0	(18,910)

	$0	$(23,904)	$0	$(23,904)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	884	988	0	1,872
Over the counter	0	41,349	0	41,349

	$884	$42,337	$0	$43,221

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(109)	(1,671)	0	(1,780)
Over the counter	0	(97,415)	0	(97,415)

	$(109)	$(99,086)	$0	$(99,195)

Total Financial Derivative Instruments	$775	$(56,749)	$0	$(55,974)

Totals	$239,031	$638,667	$18	$877,716

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE PLUS Small Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Hilton Worldwide Finance LLC
2.697% (LIBOR03M + 1.750%) due 06/22/2026 ~		$467	$438

Total Loan Participations and Assignments (Cost $467)			438

CORPORATE BONDS & NOTES 15.9%

BANKING & FINANCE 10.8%

ABN AMRO Bank NV
5.750% due 09/22/2020 •(h)(i)	EUR	200	203

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$400	357
4.500% due 05/15/2021		350	321

AIA Group Ltd.
3.375% due 04/07/2030 (a)		200	199

Ally Financial, Inc.
4.250% due 04/15/2021		200	196
4.625% due 05/19/2022		100	97

American Tower Corp.
3.800% due 08/15/2029		300	308

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	200	188

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$300	307

Barclays PLC
2.000% due 02/07/2028 •	EUR	400	405
3.072% (US0003M + 1.380%) due 05/16/2024 ~		$200	176
3.650% due 03/16/2025		200	198
4.610% due 02/15/2023 •		200	204
4.972% due 05/16/2029 •		200	216
7.125% due 06/15/2025 •(h)(i)	GBP	200	213
8.000% due 12/15/2020 •(h)(i)	EUR	500	527

BNP Paribas S.A.
6.750% due 03/14/2022 •(h)(i)		$200	181

CIT Group, Inc.
5.000% due 08/15/2022		200	196

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		200	187
2.792% (US0003M + 1.100%) due 05/17/2024 ~		400	382

Credit Suisse AG
5.750% due 09/18/2025 •(i)	EUR	200	218

Credit Suisse Group AG
7.125% due 07/29/2022 •(h)(i)		$400	370

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	253

Crown Castle International Corp.
4.300% due 02/15/2029		400	416

Deutsche Bank AG
2.868% (US0003M + 1.230%) due 02/27/2023 ~		300	246
3.961% due 11/26/2025 •		800	741
4.250% due 10/14/2021		300	286

Discover Bank
4.650% due 09/13/2028		250	254

Equitable Holdings, Inc.
4.350% due 04/20/2028		100	97

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	200	214

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$200	190
2.710% (US0003M + 0.810%) due 04/05/2021 ~		400	370
2.927% (US0003M + 1.235%) due 02/15/2023 ~		300	237

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
2.277% (US0003M + 0.540%) due 11/06/2020 ~		$200	$190

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		100	98
3.213% (US0003M + 1.600%) due 11/29/2023 ~		500	489

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		200	196
3.400% (US0003M + 1.500%) due 01/05/2022 ~		200	192
4.300% due 03/08/2026		200	214
4.950% due 03/31/2030		200	221

ING Groep NV
6.875% due 04/16/2022 •(h)(i)		200	175

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(h)(i)	EUR	800	782

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		$200	195
2.696% (US0003M + 0.890%) due 07/23/2024 ~		200	181
3.797% due 07/23/2024 •		100	105
4.023% due 12/05/2024 •		700	743

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		200	197
4.050% due 08/16/2023		200	208
4.550% due 08/16/2028		200	213
6.375% due 06/27/2020 •(h)(i)	EUR	200	204

Nationwide Building Society
4.363% due 08/01/2024 •		$200	201

Navient Corp.
5.000% due 10/26/2020		300	296
5.500% due 01/25/2023		100	95
5.875% due 03/25/2021		200	197
6.500% due 06/15/2022		100	98
6.625% due 07/26/2021		200	206
7.250% due 01/25/2022		100	98

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		100	95
2.065% due 09/28/2022 •		100	93
2.550% due 03/08/2021		500	481
2.650% due 07/13/2022		100	97
3.150% due 03/15/2021		200	197

Nomura Holdings, Inc.
3.103% due 01/16/2030		200	189

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		300	271

Raymond James Financial, Inc.
4.650% due 04/01/2030		100	105

Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •		400	425
6.100% due 06/10/2023		300	309
7.500% due 08/10/2020 •(h)(i)		400	369
8.625% due 08/15/2021 •(h)(i)		600	588

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		200	210

Santander UK PLC
2.875% due 06/18/2024		300	300

Societe Generale S.A.
6.750% due 04/07/2021 •(h)(i)	EUR	200	212
7.375% due 09/13/2021 •(h)(i)		$400	370

Springleaf Finance Corp.
6.125% due 05/15/2022		200	204
7.750% due 10/01/2021		200	201
8.250% due 12/15/2020		200	201

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		300	292

UBS AG
4.750% due 02/12/2026 •(i)	EUR	500	545
5.125% due 05/15/2024 (i)		$200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		$200	$186
5.750% due 02/19/2022 •(h)(i)	EUR	200	216
6.875% due 03/22/2021 •(h)(i)		$600	588
7.125% due 08/10/2021 •(h)(i)		400	392

UniCredit SpA
6.750% due 09/10/2021 •(h)(i)	EUR	600	574
9.250% due 06/03/2022 •(h)(i)		400	417

Weyerhaeuser Co.
4.000% due 04/15/2030		$100	101

WP Carey, Inc.
4.250% due 10/01/2026		300	309

WPC Eurobond BV
2.250% due 04/09/2026	EUR	200	216

			23,702

INDUSTRIALS 3.3%

AbbVie, Inc.
2.900% due 11/06/2022		$200	203

AP Moller - Maersk A/S
3.750% due 09/22/2024		300	294

Bacardi Ltd.
4.700% due 05/15/2028		200	214

Campbell Soup Co.
3.650% due 03/15/2023		58	59

Centene Corp.
4.625% due 12/15/2029		300	303

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~		300	292
4.464% due 07/23/2022		200	207
4.908% due 07/23/2025		200	216

Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~		52	51

CSN Resources S.A.
7.625% due 02/13/2023		200	140

CVS Health Corp.
3.625% due 04/01/2027		100	103
3.750% due 04/01/2030		100	104
4.125% due 04/01/2040		100	101
4.250% due 04/01/2050		100	104

DAE Funding LLC
4.000% due 08/01/2020		200	198
5.250% due 11/15/2021		100	91

Daimler Finance North America LLC
2.411% (US0003M + 0.670%) due 11/05/2021 ~		150	145

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		100	99

Energy Transfer Operating LP
4.250% due 03/15/2023		100	90

Huntsman International LLC
5.125% due 11/15/2022		300	308

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		300	212

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		300	232

Imperial Brands Finance PLC
3.125% due 07/26/2024		400	392
3.500% due 07/26/2026		200	185

INEOS Finance PLC
2.125% due 11/15/2025	EUR	200	193

InterContinental Hotels Group PLC
2.125% due 08/24/2026	GBP	100	99
2.125% due 05/15/2027	EUR	100	101

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	196

Micron Technology, Inc.
4.185% due 02/15/2027		200	203
5.327% due 02/06/2029		200	220

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	83

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NVIDIA Corp.
2.850% due 04/01/2030		$100	$104
3.500% due 04/01/2040		100	107
3.500% due 04/01/2050		100	109

Oracle Corp.
2.800% due 04/01/2027 (a)		100	102
2.950% due 04/01/2030 (a)		100	101
3.600% due 04/01/2040 (a)		100	100
3.600% due 04/01/2050 (a)		100	100
3.850% due 04/01/2060 (a)		100	101

Pernod Ricard S.A.
4.450% due 01/15/2022		300	308

Spectra Energy Partners LP
2.014% (US0003M + 0.700%) due 06/05/2020 ~		100	99

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~		300	300

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		200	199

Woodside Finance Ltd.
4.600% due 05/10/2021		100	99

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,220	14

			7,198

UTILITIES 1.8%

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~		$200	186
2.330% (US0003M + 0.750%) due 06/01/2021 ~		400	388
2.781% (US0003M + 0.950%) due 07/15/2021 ~		300	295

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		100	106
4.250% due 10/15/2050		100	115

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		100	103
3.950% due 04/01/2050		100	105

DTE Electric Co.
2.625% due 03/01/2031 (a)		100	100

Exelon Corp.
4.050% due 04/15/2030 (a)		100	99

Georgia Power Co.
2.650% due 09/15/2029		100	99

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~		100	99

Southern California Edison Co.
3.650% due 03/01/2028		200	204
3.700% due 08/01/2025		300	309

Sprint Communications, Inc.
6.000% due 11/15/2022		300	314
11.500% due 11/15/2021		100	111

Sprint Corp.
7.125% due 06/15/2024		100	111
7.250% due 09/15/2021		750	777
7.875% due 09/15/2023		400	443

			3,964

Total Corporate Bonds & Notes (Cost $36,577)			34,864

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		15	17

Total Municipal Bonds & Notes (Cost $15)			17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 24.1%

Fannie Mae, TBA
3.000% due 06/01/2040	$27,400	$28,634

Freddie Mac
4.000% due 01/01/2048	282	303
5.000% due 04/15/2041	400	503
5.500% due 03/15/2034	175	201

Ginnie Mae, TBA
5.000% due 04/01/2050	400	425

Uniform Mortgage-Backed Security
3.500% due 03/01/2048	1,207	1,281
4.000% due 05/01/2047 - 09/01/2048	3,226	3,457

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050	8,000	8,257
3.500% due 05/01/2050	6,348	6,709
4.000% due 05/01/2050	200	214
4.500% due 05/01/2050	2,700	2,905

Total U.S. Government Agencies (Cost $52,207)		52,889

U.S. TREASURY OBLIGATIONS 31.6%

U.S. Treasury Bonds
2.250% due 08/15/2049	800	973
3.000% due 08/15/2048 (o)	200	278
3.000% due 02/15/2049 (o)	2,000	2,790
4.375% due 05/15/2040 (o)	300	477
4.625% due 02/15/2040 (o)	300	490

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022	3,419	3,370
0.125% due 04/15/2022	2,227	2,196
0.375% due 01/15/2027 (o)	2,136	2,188
0.625% due 07/15/2021 (o)	916	907
0.625% due 02/15/2043 (o)	112	123
1.000% due 02/15/2046 (o)	435	530
1.000% due 02/15/2048 (o)	1,778	2,192
1.000% due 02/15/2049	793	987
1.375% due 02/15/2044 (o)	443	568
2.375% due 01/15/2027 (o)	2,302	2,670

U.S. Treasury Notes
1.375% due 09/30/2020 (o)	3,600	3,623
1.375% due 10/31/2020 (o)	1,900	1,914
1.500% due 10/31/2024 (o)	3,600	3,787
1.500% due 08/15/2026	800	849
1.625% due 02/15/2026 (o)	200	213
1.750% due 12/31/2020 (o)	5,800	5,872
1.750% due 12/31/2024	1,100	1,172
2.000% due 11/30/2020 (m)(o)	1,050	1,063
2.000% due 11/15/2026 (o)	300	328
2.125% due 08/31/2020	3,000	3,025
2.250% due 08/15/2027 (o)	500	561
2.625% due 12/31/2025 (o)	1,300	1,459
2.625% due 02/15/2029	14,900	17,426
3.000% due 09/30/2025 (o)	3,300	3,756
3.000% due 10/31/2025 (o)	3,200	3,649

Total U.S. Treasury Obligations (Cost $63,421)		69,436

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%

Banc of America Mortgage Trust
3.873% due 01/25/2035 ~	40	35
3.875% due 02/25/2034 ~	24	22

Bear Stearns Adjustable Rate Mortgage Trust
3.840% due 02/25/2036 •	24	22

Bear Stearns ALT-A Trust
1.287% due 12/25/2046 ^•	34	28
5.233% due 11/25/2035 ^~	527	452

Chase Mortgage Finance Trust
6.000% due 11/25/2036 ^	142	93

ChaseFlex Trust
1.247% due 07/25/2037 •	348	303

Citigroup Mortgage Loan Trust
4.128% due 09/25/2037 ^~	462	408
4.380% due 10/25/2035 •	13	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.440% due 08/25/2035 ^~		$52	$40

Citigroup Mortgage Loan Trust, Inc.
4.592% due 08/25/2035 ~		14	13

CLNY Trust
1.834% due 11/15/2038 •		1,000	916

Countrywide Alternative Loan Trust
1.003% due 05/20/2046 ^•		30	20
1.067% due 12/25/2046 •		320	265
1.117% due 11/25/2036 •		248	242
1.373% due 11/20/2035 •		49	40
3.366% due 08/25/2035 •		24	21
3.446% due 01/25/2036 •		110	93

Countrywide Home Loan Mortgage Pass-Through Trust
1.407% due 05/25/2035 •		131	105
1.607% due 02/25/2035 •		25	20
3.785% due 08/25/2034 ~		31	29
4.286% due 10/20/2034 ~		142	130

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035		1,968	1,835

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058		467	486

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^		109	85

Credit Suisse Mortgage Capital Trust
3.318% due 12/26/2059 ~		198	204

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.447% due 02/25/2035 •		336	307

Downey Savings & Loan Association Mortgage Loan Trust
0.940% due 10/19/2036 •		136	105

European Loan Conduit
1.000% due 02/17/2030 •	EUR	600	633

FWD Securitization Trust
2.240% due 01/25/2050 ~		$96	95

GSR Mortgage Loan Trust
4.124% due 11/25/2035 ~		25	22
4.154% due 11/25/2035 ~		31	29
5.500% due 01/25/2037		152	162
Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	739	904

JPMorgan Chase Commercial Mortgage Securities Trust
1.565% due 01/16/2037 •		$100	97
2.155% due 12/15/2031 •		400	391

JPMorgan Mortgage Trust
4.172% due 07/25/2035 ~		271	245

Luminent Mortgage Trust
1.187% due 04/25/2036 •		259	200

Morgan Stanley Mortgage Loan Trust
3.798% due 06/25/2036 ~		12	11

Morgan Stanley Re-REMIC Trust
3.065% due 02/26/2037 •		178	137
5.250% due 05/26/2037 ~		185	147

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		590	595

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		379	379

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2036 ^		129	114

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	3,175	3,870

Structured Adjustable Rate Mortgage Loan Trust
1.247% due 08/25/2036 ^•		$295	206

Structured Asset Mortgage Investments Trust
1.177% due 02/25/2036 ^•		656	594

Thornburg Mortgage Securities Trust
2.187% due 06/25/2047 ^•		258	210
2.187% due 06/25/2047 •		8	7

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	1,064	1,295
1.911% due 02/20/2054 •		483	583

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		419	505

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
1.227% due 11/25/2045 •		$39	$35
2.484% due 08/25/2046 •		258	209
3.858% due 06/25/2037 ^~		87	72

Total Non-Agency Mortgage-Backed Securities (Cost $18,130)			18,078

ASSET-BACKED SECURITIES 11.1%

Atlas Senior Loan Fund Ltd.
2.689% due 04/20/2028 •		300	290

CIFC Funding Ltd.
2.654% due 10/25/2027 •		900	885

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •		148	144

Citigroup Mortgage Loan Trust
1.207% due 03/25/2036 •		558	481

Countrywide Asset-Backed Certificates
1.387% due 04/25/2036 •		283	278
1.467% due 01/25/2036 •		1,307	1,298

Crown Point CLO Ltd.
2.989% due 10/20/2028 •		700	676

ECMC Group Student Loan Trust
1.947% due 07/25/2069 •		477	467

Ellington Loan Acquisition Trust
2.047% due 05/25/2037 •		124	113

EMC Mortgage Loan Trust
1.847% due 05/25/2043 •		17	17

Euro-Galaxy CLO BV
0.750% due 01/17/2031 •	EUR	250	246
0.820% due 11/10/2030 •		250	271

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		$200	194

Exeter Automobile Receivables Trust
3.200% due 04/15/2022		117	117

Figueroa CLO Ltd.
2.731% due 01/15/2027 •		222	222

Gallatin CLO Ltd.
2.869% due 01/21/2028 •		250	244

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		290	286
2.580% due 07/17/2023		272	270
3.370% due 01/17/2023		189	189

GoldentTree Loan Management U.S. CLO Ltd.
2.596% due 04/20/2029 •		300	284

GSAMP Trust
1.077% due 12/25/2046 •		253	138
1.117% due 12/25/2036 •		1,937	992
1.177% due 01/25/2037 •		200	138

HSI Asset Securitization Corp. Trust
1.127% due 04/25/2037 •		1,131	937

KVK CLO Ltd.
2.738% due 01/14/2028 •		250	244

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		448	439

Long Beach Mortgage Loan Trust
1.167% due 02/25/2036 •		298	276

Morgan Stanley ABS Capital, Inc. Trust
1.162% due 03/25/2037 •		1,252	584

Morgan Stanley Dean Witter Capital, Inc. Trust
1.927% due 02/25/2033 •		387	357

Morgan Stanley Mortgage Loan Trust
1.117% due 11/25/2036 •		184	69

Nassau Ltd.
2.960% due 10/15/2029 •		300	285

Palmer Square Loan Funding Ltd.
2.701% due 10/24/2027 •		1,237	1,204

Santander Retail Auto Lease Trust
2.510% due 01/26/2032		1,900	1,822

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
1.187% due 07/25/2036 •		$58	$29

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	30	32

SoFi Professional Loan Program LLC
2.540% due 05/15/2046		$300	291

Sound Point CLO Ltd.
2.956% due 01/23/2029 •		300	292

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		472	445

Symphony CLO Ltd.
2.711% due 04/15/2028 •		1,000	972
2.788% due 07/14/2026 •		466	453

Telos CLO Ltd.
2.786% due 04/17/2028 •		400	388

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •		684	673

TICP CLO Ltd.
2.659% due 04/20/2028 •		400	388

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	400	422

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		$71	70
1.947% due 10/25/2059 •		355	347
2.900% due 10/25/2059 ~		3,035	2,973
3.000% due 11/25/2059 ~		177	176
3.510% due 10/25/2057 ~		400	357

Venture CLO Ltd.
0.000% due 08/28/2029 •		200	190
2.952% due 10/22/2031 •		1,500	1,447

Total Asset-Backed Securities (Cost $25,063)			24,402

SOVEREIGN ISSUES 2.7%

Argentina Government International Bond
3.750% due 12/31/2038 þ		800	243
5.875% due 01/11/2028		400	109
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	290	2
38.039% (ARLLMONP) due 06/21/2020 ~		7,683	56

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		60	1

Brazil Government International Bond
4.750% due 01/14/2050		$230	212

Japan Government International Bond
0.100% due 03/10/2028	JPY	385,153	3,580
0.100% due 03/10/2029		191,246	1,774

Provincia de Buenos Aires
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	440	3

Total Sovereign Issues (Cost $6,716)			5,980

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%

Dommo Energia S.A. (c)(j)		16,053	2

Dommo Energia S.A. «		80,182	8

Dommo Energia S.A. SP - ADR (c)		253	0

			10

UTILITIES 0.0%

Eneva S.A. (c)(j)		3,604	24

Total Common Stocks (Cost $37)			34

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		800,000	$864

Banco Santander S.A.
5.250% due 09/29/2023 •(h)(i)		200,000	181
6.750% due 04/25/2022 •(h)(i)		200,000	199

JPMorgan Chase & Co.
4.600% due 02/01/2025 •(h)		100,000	88
5.240% (US0003M + 3.470%) due 04/30/2020 ~(h)		68,000	62

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		30,000	30

Total Preferred Securities (Cost $1,600)			1,424

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 18.7%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~		$300	300

REPURCHASE AGREEMENTS (k) 0.2%
			508

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	691	6
36.751% due 04/03/2020 ~		460	5
53.823% due 05/13/2020 (e)(f)		220	2

			13

U.S. TREASURY BILLS 18.4%
0.182% due 04/14/2020 - 06/18/2020 (d)(e)(o)		$40,269	40,262

Total Short-Term Instruments (Cost $41,083)			41,083

Total Investments in Securities (Cost $245,316)			248,645

		SHARES
INVESTMENTS IN AFFILIATES 18.3%

SHORT-TERM INSTRUMENTS 18.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.3%

PIMCO Short-Term Floating NAV Portfolio III		4,077,159	40,042

Total Short-Term Instruments (Cost $40,060)			40,042

Total Investments in Affiliates (Cost $40,060)			40,042

Total Investments 131.5% (Cost $285,376)			$288,687

Financial Derivative Instruments (l)(n) (16.0)% (Cost or Premiums, net $(284))			(35,102)

Other Assets and Liabilities, net (15.5)%			(34,035)

Net Assets 100.0%			$219,550

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	85

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$4	$2	0.00%
Eneva S.A.	12/21/2017 - 12/03/2019	17	24	0.01

		$21	$26	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$508	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(523)	$508	$508

Total Repurchase Agreements						$(523)	$508	$508

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.2)%
Uniform Mortgage-Backed Security, TBA	5.000%	04/01/2050	$	400	$(433)	$(432)

Sovereign Issues (0.7)%
Canada Government International Bond	2.750%	12/01/2048	CAD	1,700	(1,574)	(1,631)

Total Short Sales (0.9)%					$(2,007)	$(2,063)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$508	$0	$0	$0	$508	$(523)	$(15)

Master Securities Forward Transaction Agreement
RBC	0	0	0	(1,631)	(1,631)	0	(1,631)

Total Borrowings and Other Financing Transactions	$508	$0	$0	$(1,631)

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(1,705) at a weighted average interest rate of 2.108%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)	Payable for short sales includes $11 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$110.750	05/22/2020	12	$24	$0	$0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.125	05/22/2020	22	44	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.250	05/22/2020	15	30	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	112.375	05/22/2020	22	44	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.500	05/22/2020	40	80	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	113.750	05/22/2020	16	32	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	114.000	05/22/2020	22	44	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	116.000	05/22/2020	27	54	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	118.000	05/22/2020	5	10	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	111.750	05/22/2020	7	7	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.000	05/22/2020	59	59	1	2
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.250	05/22/2020	14	14	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	147.500	05/22/2020	4	4	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.000	05/22/2020	45	45	1	3
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.500	05/22/2020	7	7	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	154.000	05/22/2020	12	12	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	157.000	05/22/2020	39	39	0	2
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	159.500	05/22/2020	59	59	1	3
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	200.000	05/22/2020	113	113	110	2

Total Purchased Options					$113	$15

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	41	$0	$(1)	$0	$0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	46	6	5	0	(3)
U.S. Treasury 5-Year Note June Futures	06/2020	180	22,565	584	0	(9)

				$588	$0	$(12)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	3	$(571)	$1	$23	$(19)
U.S. Treasury 2-Year Note June Futures	06/2020	190	(41,873)	(708)	6	0
U.S. Treasury 10-Year Note June Futures	06/2020	243	(33,701)	(150)	34	0
U.S. Treasury 30-Year Bond June Futures	06/2020	76	(13,609)	(290)	126	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	33	(7,322)	(572)	107	0
United Kingdom Long Gilt June Futures	06/2020	1	(169)	(3)	1	0

				$(1,722)	$297	$(19)

Total Futures Contracts				$(1,134)	$297	$(31)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	12/20/2024	0.893%	$	100	$0	$1	$1	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.014	EUR	400	3	(54)	(51)	0	(11)

							$3	$(53)	$(50)	$0	$(11)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	87

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$	5,978	$(359)	$5	$(354)	$0	$(80)
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024	EUR	1,900	23	(18)	5	0	(3)

						$(336)	$(13)	$(349)	$0	$(83)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	15,300	$(77)	$450	$373	$0	$(20)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,300	1	291	292	0	(24)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		400	3	49	52	0	(7)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	5,700	(7)	241	234	1	0
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		4,300	0	(438)	(438)	0	(2)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		11,500	25	(623)	(598)	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,200	(164)	(162)	(326)	0	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		15,400	(65)	(1,968)	(2,033)	0	(3)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		3,400	0	(450)	(450)	0	(1)
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		31,400	(693)	(505)	(1,198)	2	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		4,000	234	(564)	(330)	1	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		4,000	(4)	(232)	(236)	7	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		28,600	343	2,026	2,369	0	(40)
Pay(6)	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		2,600	0	23	23	0	(5)
Pay(6)	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		2,600	0	27	27	0	(5)
Pay(6)	3-Month USD-LIBOR	0.739	Semi-Annual	02/15/2027		2,600	0	29	29	0	(5)
Pay(6)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		3,100	0	34	34	0	(5)
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		17,000	377	400	777	0	(33)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		100	(2)	(13)	(15)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		9,600	431	(1,737)	(1,306)	38	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		1,500	(4)	(125)	(129)	8	0
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		14,300	365	387	752	0	(81)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,300	106	(655)	(549)	38	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		500	(1)	(183)	(184)	15	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(2)	(18)	(20)	3	0
Pay(6)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035	EUR	3,800	0	138	138	0	(15)
Pay(6)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035		8,000	70	220	290	0	(31)
Receive(6)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045		8,400	(65)	(450)	(515)	50	0
Receive(6)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045		4,100	0	(255)	(255)	24	0
Pay(6)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050		140	(1)	2	1	0	(2)
Pay(6)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050		50	0	1	1	0	(1)
Pay(6)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		120	0	1	1	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	3,700	0	(176)	(176)	0	(3)
Receive(6)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		7,900	(52)	(371)	(423)	0	(7)
Pay(6)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		4,000	0	214	214	10	0
Pay(6)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		8,600	64	441	505	22	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	580,000	(189)	11	(178)	0	(4)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	150	0	(27)	(27)	0	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		150	0	64	64	0	(3)
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	3,200	0	(159)	(159)	0	(6)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	1,500	0	72	72	0	0
Pay	UKRPI	3.593	Maturity	11/15/2028		300	0	20	20	0	0
Pay	UKRPI	3.595	Maturity	11/15/2028		1,300	17	70	87	1	0
Pay	UKRPI	3.603	Maturity	11/15/2028		200	0	14	14	0	0
Pay	UKRPI	3.480	Maturity	01/15/2030		3,300	4	85	89	2	0
Pay	UKRPI	3.415	Maturity	02/15/2030		500	0	6	6	0	0

							$714	$(3,795)	$(3,081)	$222	$(305)

Total Swap Agreements							$381	$(3,861)	$(3,480)	$222	$(399)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$15	$297	$222	$534	$0	$(31)	$(399)	$(430)

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

(m)

Securities with an aggregate market value of $157 and cash of $2,607 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	GBP	1,703		$2,196	$81	$0
	06/2020		$317	CNH	2,225	0	(3)

BPS	04/2020	BRL	3,741	EUR	656	3	0
	04/2020	EUR	775	BRL	3,741	0	(135)
	04/2020		1,088		$1,221	21	0
	04/2020	GBP	55		65	0	(3)
	04/2020		$5,528	CAD	7,566	39	(191)
	04/2020		294	EUR	265	1	(3)
	04/2020		237	GBP	203	16	0
	04/2020		5,563	TWD	167,401	10	(19)
	05/2020		2,649	EUR	2,413	15	0
	06/2020	INR	60,440		$836	50	0
	06/2020	TWD	106,117		3,570	21	0
	06/2020		$657	CNH	4,629	0	(5)
	06/2020		426	IDR	6,454,315	0	(35)

BRC	04/2020	JPY	135,466		$1,232	0	(27)
	04/2020		$4,759	GBP	3,892	76	0
	05/2020	GBP	3,892		$4,762	0	(76)

CBK	04/2020	AUD	10		6	0	0
	04/2020	BRL	3,201		616	0	0
	04/2020	EUR	12,880		14,136	11	(80)
	04/2020	GBP	2,845		3,448	0	(86)
	04/2020	JPY	471,200		4,371	0	(12)
	04/2020		$655	BRL	3,201	0	(39)
	04/2020		182	CAD	248	0	(5)
	04/2020		2	COP	6,377	0	0
	04/2020		1,102	EUR	964	0	(39)
	04/2020		317	GBP	258	3	0
	04/2020		700	MXN	15,977	0	(27)
	05/2020	EUR	550		$603	0	(4)
	05/2020	MXN	7,943		403	70	0
	06/2020		$105	RUB	8,364	1	0

DUB	04/2020	BRL	4,059		$791	10	0
	04/2020		$781	BRL	4,059	1	0
	05/2020		790		4,059	0	(11)

GLM	04/2020	BRL	3,741	EUR	703	55	0
	04/2020		7,964		$1,779	246	0
	04/2020	EUR	656	BRL	3,741	0	(3)
	04/2020	RUB	1,932		$25	0	0
	04/2020		$1,532	BRL	7,964	1	0
	04/2020		146	EUR	135	3	0
	04/2020		401	GBP	319	0	(5)
	04/2020		730	RUB	45,184	0	(154)
	04/2020		381	ZAR	6,382	0	(25)
	05/2020	EUR	701	BRL	3,741	0	(56)
	05/2020		$24	RUB	1,932	0	0
	06/2020	SGD	8		$6	0	0
	06/2020		$141	INR	10,262	0	(8)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	89

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	04/2020	GBP	69		$81	$0	$(4)
	04/2020		$129	MXN	2,936	0	(5)
	05/2020	GBP	2,133		$2,641	0	(11)
	06/2020	CNH	12,210		1,743	24	0
	06/2020		$3,512	CNH	24,598	0	(47)
	06/2020		957	INR	70,393	0	(42)
	01/2021	BRL	330		$51	0	(12)

JPM	04/2020		$294	ZAR	4,889	0	(21)
	06/2020	CNH	19,313		$2,717	0	(4)
	06/2020	TWD	38,973		1,309	6	0
	06/2020		$147	INR	11,135	0	(2)

MYI	04/2020		964	ZAR	16,143	0	(62)
	06/2020		825	IDR	11,455,231	0	(131)

RYL	05/2020		699	MXN	13,712	0	(124)

SCX	04/2020	CAD	2,317		$1,735	89	0
	04/2020		$96	EUR	89	2	0
	05/2020	EUR	12,515		$13,749	0	(71)
	06/2020	TWD	19,785		666	4	0
	06/2020		$839	INR	60,616	0	(51)

SOG	05/2020		92	RUB	7,223	0	(1)
	06/2020		236		18,423	0	(3)

SSB	04/2020	CAD	4,654		$3,350	83	(40)
	04/2020		$2,011	BRL	8,821	0	(313)

TOR	04/2020		5,620	JPY	606,666	22	0
	05/2020	JPY	606,666		$5,632	0	(19)

UAG	04/2020	RUB	2,028		25	0	0
	04/2020		$25	RUB	2,028	1	0
	06/2020		193		15,661	5	0

Total Forward Foreign Currency Contracts						$970	$(2,014)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	56,000	$138	$149

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	26,600	98	515
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	58,300	229	1,107
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	16,500	132	1,242
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	17,100	100	1,079

Total Purchased Options							$697	$4,092

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	1,100	$ (1)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	3,600	$(43)	$(82)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	7,500	(95)	(157)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	440	(13)	(22)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	220	(7)	(11)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	8,700	(132)	(1,341)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	9,000	(100)	(1,193)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	8,500	(95)	(649)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	18,700	(230)	(1,490)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	440	(14)	(22)

							$(729)	$(4,967)

Total Written Options							$(730)	$(4,974)

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
JPM	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR	100	$(1)	$6	$5	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$3,543	$(744)	$517	$0	$(227)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	ERAUSST Index	10,222	0.663% (1-Month USD-LIBOR less a specified spread)	Monthly	06/17/2020	$29,699	$0	$(5,513)	$0	$(5,513)

BPS	Receive	ERAUSST Index	7,776	1.079% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2021	28,970	0	(10,611)	0	(10,611)

CBK	Receive	ERAUSST Index	7,776	1.013% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/11/2021	28,856	0	(10,510)	0	(10,510)

GST	Receive	ERAUSST Index	39,763	0.305% (1-Month USD-LIBOR less a specified spread)	Monthly	06/17/2020	94,798	0	(687)	0	(687)
	Receive	ERAUSST Index	7,485	0.775% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/16/2020	25,592	0	(8,173)	0	(8,173)

JPM	Receive	ERAUSST Index	290	0.802% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/23/2020	649	0	37	37	0
	Receive	ERAUSST Index	18,686	0.782% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/07/2020	41,819	0	2,399	2,399	0

								$0	$(33,058)	$2,436	$(35,494)

Total Swap Agreements								$(745)	$(32,535)	$2,441	$(35,721)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$81	$0	$0	$81	$(3)	$0	$(5,740)	$(5,743)	$(5,662)	$5,610	$(52)
BPS	176	0	0	176	(391)	0	(10,611)	(11,002)	(10,826)	11,244	418
BRC	76	149	0	225	(103)	(239)	0	(342)	(117)	0	(117)
CBK	85	0	0	85	(292)	0	(10,510)	(10,802)	(10,717)	10,997	280
DUB	11	0	0	11	(11)	0	0	(11)	0	0	0
GLM	305	0	0	305	(251)	(22)	0	(273)	32	0	32
GST	0	0	0	0	0	(7)	(8,860)	(8,867)	(8,867)	8,669	(198)
HUS	24	0	0	24	(121)	0	0	(121)	(97)	0	(97)
JPM	6	0	2,441	2,447	(27)	(11)	0	(38)	2,409	(2,520)	(111)
MYC	0	3,943	0	3,943	0	(4,695)	0	(4,695)	(752)	1,044	292
MYI	0	0	0	0	(193)	0	0	(193)	(193)	262	69
RYL	0	0	0	0	(124)	0	0	(124)	(124)	0	(124)
SCX	95	0	0	95	(122)	0	0	(122)	(27)	0	(27)
SOG	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SSB	83	0	0	83	(353)	0	0	(353)	(270)	262	(8)
TOR	22	0	0	22	(19)	0	0	(19)	3	0	3
UAG	6	0	0	6	0	0	0	0	6	0	6

Total Over the Counter	$970	$4,092	$2,441	$7,503	$(2,014)	$(4,974)	$(35,721)	$(42,709)

(o)

Securities with an aggregate market value of $38,196 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	91

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$15	$15
Futures	0	0	0	0	297	297
Swap Agreements	0	0	0	0	222	222

	$0	$0	$0	$0	$534	$534

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$970	$0	$970
Purchased Options	0	0	0	0	4,092	4,092
Swap Agreements	0	5	2,436	0	0	2,441

	$0	$5	$2,436	$970	$4,092	$7,503

	$0	$5	$2,436	$970	$4,626	$8,037

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$31	$31
Swap Agreements	0	94	0	0	305	399

	$0	$94	$0	$0	$336	$430

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,014	$0	$2,014
Written Options	0	7	0	0	4,967	4,974
Swap Agreements	0	227	35,494	0	0	35,721

	$0	$234	$35,494	$2,014	$4,967	$42,709

	$0	$328	$35,494	$2,014	$5,303	$43,139

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$114	$114
Written Options	0	0	0	0	175	175
Futures	0	0	(109)	0	(3,324)	(3,433)
Swap Agreements	0	155	0	0	(2,753)	(2,598)

	$0	$155	$(109)	$0	$(5,788)	$(5,742)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$360	$0	$360
Purchased Options	0	0	0	(77)	(182)	(259)
Written Options	0	6	0	176	(162)	20
Swap Agreements	0	79	(26,318)	0	4	(26,235)

	$0	$85	$(26,318)	$459	$(340)	$(26,114)

	$0	$240	$(26,427)	$459	$(6,128)	$(31,856)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(94)	$(94)
Futures	0	0	0	0	(763)	(763)
Swap Agreements	0	(156)	0	0	(1,161)	(1,317)

	$0	$(156)	$0	$0	$(2,018)	$(2,174)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,133)	$0	$(1,133)
Purchased Options	0	0	0	6	3,422	3,428
Written Options	0	(6)	0	31	(3,890)	(3,865)
Swap Agreements	0	(80)	(35,529)	0	7	(35,602)

	$0	$(86)	$(35,529)	$(1,096)	$(461)	$(37,172)

	$0	$(242)	$(35,529)	$(1,096)	$(2,479)	$(39,346)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$438	$0	$438
Corporate Bonds & Notes
Banking & Finance	0	23,702	0	23,702
Industrials	0	7,198	0	7,198
Utilities	100	3,864	0	3,964
Municipal Bonds & Notes
Illinois	0	17	0	17
U.S. Government Agencies	0	52,889	0	52,889
U.S. Treasury Obligations	0	69,436	0	69,436
Non-Agency Mortgage-Backed Securities	0	18,078	0	18,078
Asset-Backed Securities	0	24,402	0	24,402
Sovereign Issues	0	5,980	0	5,980
Common Stocks
Energy	2	0	8	10
Utilities	24	0	0	24
Preferred Securities
Banking & Finance	0	1,424	0	1,424
Short-Term Instruments
Certificates of Deposit	0	300	0	300
Repurchase Agreements	0	508	0	508
Argentina Treasury Bills	0	13	0	13
U.S. Treasury Bills	0	40,262	0	40,262

	$126	$248,511	$8	$248,645

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$40,042	$0	$0	$40,042

Total Investments	$40,168	$248,511	$8	$288,687

Short Sales, at Value - Liabilities
Sovereign Issues	0	(1,631)	0	(1,631)
U.S. Government Agencies	0	(432)	0	(432)

	$0	$(2,063)	$0	$(2,063)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	297	237	0	534
Over the counter	0	7,503	0	7,503

	$297	$7,740	$0	$8,037

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(31)	(399)	0	(430)
Over the counter	0	(42,709)	0	(42,709)

	$(31)	$(43,108)	$0	$(43,139)

Total Financial Derivative Instruments	$266	$(35,368)	$0	$(35,102)

Totals	$40,434	$211,080	$8	$251,522

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	93

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		$2,785	$2,692

Total Loan Participations and Assignments (Cost $2,781)			2,692

CORPORATE BONDS & NOTES 18.5%

BANKING & FINANCE 11.5%

AerCap Ireland Capital DAC
3.300% due 01/23/2023		400	332
4.125% due 07/03/2023		3,400	2,893
4.450% due 12/16/2021		450	401
4.500% due 05/15/2021		350	321

Ally Financial, Inc.
7.500% due 09/15/2020		400	407

American Tower Corp.
3.800% due 08/15/2029		2,800	2,875

Argentum Netherlands BV for Swiss Re Ltd.
5.750% due 08/15/2050 •		1,200	1,202

ASR Nederland NV
5.125% due 09/29/2045 •	EUR	300	347

Aviation Capital Group LLC
2.875% due 01/20/2022		$800	724
4.375% due 01/30/2024		200	181
7.125% due 10/15/2020		800	791

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		2,400	2,077
5.500% due 01/15/2023		200	180

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	1,000	940

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$2,900	2,552

Bank of America Corp.
3.974% due 02/07/2030 •		2,400	2,596

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	400	427

Barclays Bank PLC
10.179% due 06/12/2021		$3,300	3,508

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		4,200	3,701
3.200% due 08/10/2021		5,200	5,152
4.610% due 02/15/2023 •		2,900	2,953
4.972% due 05/16/2029 •		800	865
7.125% due 06/15/2025 •(f)(g)	GBP	1,700	1,809
8.000% due 12/15/2020 •(f)(g)	EUR	2,300	2,422
8.000% due 06/15/2024 •(f)(g)		$1,300	1,208

CIT Group, Inc.
4.125% due 03/09/2021		1,000	991
5.000% due 08/15/2022		100	98

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~		3,100	2,891
4.044% due 06/01/2024 •		3,900	4,125

Cooperatieve Rabobank UA
2.500% due 01/19/2021		1,500	1,502
5.500% due 06/29/2020 •(f)(g)	EUR	700	743
6.625% due 06/29/2021 •(f)(g)		2,600	2,752

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022		$300	302

Credit Suisse Group AG
6.375% due 08/21/2026 •(f)(g)		1,300	1,142
7.500% due 07/17/2023 •(f)(g)		1,400	1,291

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,000	1,012

Danske Bank A/S
1.844% (US0003M + 1.060%) due 09/12/2023 ~		1,100	997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,800	$1,966
2.868% (US0003M + 1.230%) due 02/27/2023 ~		$4,200	3,443
2.882% (US0003M + 1.190%) due 11/16/2022 ~		1,600	1,452
3.961% due 11/26/2025 •		200	185
4.250% due 10/14/2021		3,700	3,522

Discover Bank
4.650% due 09/13/2028		2,300	2,337

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		411	417

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,000	975

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	900	964

Ford Motor Credit Co. LLC
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$4,200	3,990
2.645% (US0003M + 1.270%) due 03/28/2022 ~		1,700	1,382
2.710% (US0003M + 0.810%) due 04/05/2021 ~		1,300	1,203
2.843% (US0003M + 1.080%) due 08/03/2022 ~		300	246
2.927% (US0003M + 1.235%) due 02/15/2023 ~		500	395
3.157% due 08/04/2020		1,700	1,666
4.424% (US0003M + 2.550%) due 01/07/2021 ~		1,300	1,235

General Motors Financial Co., Inc.
2.685% (US0003M + 1.310%) due 06/30/2022 ~		400	318
2.890% (US0003M + 0.990%) due 01/05/2023 ~		100	81

Goldman Sachs Group, Inc.
2.862% (US0003M + 1.170%) due 11/15/2021 ~		3,100	3,039
4.223% due 05/01/2029 •		2,400	2,568

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		1,200	1,176
2.692% (US0003M + 1.000%) due 05/18/2024 ~		400	373
3.400% due 03/08/2021		1,800	1,811
3.400% (US0003M + 1.500%) due 01/05/2022 ~		2,000	1,918
4.292% due 09/12/2026 •		400	419

International Lease Finance Corp.
4.625% due 04/15/2021		200	185
5.875% due 08/15/2022		200	179

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		2,700	2,634
2.696% (US0003M + 0.890%) due 07/23/2024 ~		2,600	2,348
3.125% due 01/23/2025		600	626
3.797% due 07/23/2024 •		1,100	1,153
3.900% due 07/15/2025		500	536

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		1,800	1,757
2.858% due 03/17/2023 •		2,300	2,270
4.050% due 08/16/2023		1,400	1,459
4.550% due 08/16/2028		1,200	1,276
6.375% due 06/27/2020 •(f)(g)	EUR	200	204
7.500% due 09/27/2025 •(f)(g)		$1,300	1,169
7.625% due 06/27/2023 •(f)(g)	GBP	925	976

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		$2,300	2,300

Mizuho Financial Group, Inc.
3.477% due 04/12/2026		2,500	2,471

Morgan Stanley
5.500% due 07/24/2020		200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
4.363% due 08/01/2024 •		$1,500	$1,509

Navient Corp.
5.500% due 01/25/2023		300	284
6.500% due 06/15/2022		200	196
6.625% due 07/26/2021		200	206
7.250% due 01/25/2022		400	393

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		100	95
2.550% due 03/08/2021		600	578
2.600% due 09/28/2022		1,300	1,240
2.650% due 07/13/2022		100	97
3.650% due 09/21/2021		1,000	980

Nomura Holdings, Inc.
2.648% due 01/16/2025		2,400	2,354

NTT Finance Corp.
1.900% due 07/21/2021		500	498

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		1,600	1,450
4.519% due 06/25/2024 •		1,600	1,613
4.892% due 05/18/2029 •		4,100	4,352
7.500% due 08/10/2020 •(f)(g)		1,700	1,568
8.000% due 08/10/2025 •(f)(g)		1,300	1,222
8.625% due 08/15/2021 •(f)(g)		1,300	1,274

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,200	2,309
6.750% due 06/24/2024 •(f)(g)	GBP	900	909

Santander UK PLC
2.875% due 06/18/2024		$2,000	2,001
3.400% due 06/01/2021		400	401

Springleaf Finance Corp.
6.125% due 05/15/2022		200	204
7.750% due 10/01/2021		700	704

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		3,100	3,013

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		2,500	2,504

Sunac China Holdings Ltd.
8.350% due 04/19/2023		1,200	1,134

UBS AG
4.750% due 02/12/2026 •(g)	EUR	3,600	3,921
5.125% due 05/15/2024 (g)		$3,900	3,939

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		1,400	1,303
2.950% due 09/24/2020		800	801

UniCredit SpA
6.572% due 01/14/2022		2,700	2,752

Wells Fargo & Co.
3.000% due 02/19/2025		900	931

WPC Eurobond BV
2.250% due 04/09/2026	EUR	2,900	3,134

			167,405

INDUSTRIALS 5.7%

AbbVie, Inc.
2.900% due 11/06/2022		$2,000	2,026
3.750% due 11/14/2023		200	207

Allergan Sales LLC
4.875% due 02/15/2021		1,767	1,795
5.000% due 12/15/2021		400	415

Amgen, Inc.
3.875% due 11/15/2021		331	332

Apple, Inc.
2.200% due 09/11/2029		2,600	2,675

Bacardi Ltd.
2.750% due 07/15/2026		100	95
4.700% due 05/15/2028		300	321

BAT Capital Corp.
3.222% due 08/15/2024		100	101

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT International Finance PLC
3.950% due 06/15/2025		$200	$197

Bristol-Myers Squibb Co.
3.400% due 07/26/2029		2,400	2,644

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~		200	194

Caterpillar, Inc.
2.600% due 09/19/2029		2,600	2,570

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~		3,500	3,402
4.464% due 07/23/2022		8,800	9,101
4.908% due 07/23/2025		3,900	4,209

Comcast Corp.
3.950% due 10/15/2025		736	812
4.150% due 10/15/2028		2,300	2,624

Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~		471	466

CSN Resources S.A.
7.625% due 02/13/2023		200	140

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		2,650	2,457

Dell International LLC
4.420% due 06/15/2021		3,100	3,134

Deutsche Telekom International Finance BV
2.820% due 01/19/2022		3,100	3,080

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		1,100	1,088

Energy Transfer Operating LP
4.250% due 03/15/2023		400	359

Fairstone Financial, Inc.
7.875% due 07/15/2024		700	664

General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~		300	295

Home Depot, Inc.
2.950% due 06/15/2029		2,500	2,592

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	2,200	1,944

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		$3,900	3,017

Imperial Brands Finance PLC
2.950% due 07/21/2020		700	699
3.125% due 07/26/2024		4,300	4,212
3.500% due 07/26/2026		200	185

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,700	2,609

JT International Financial Services BV
1.125% due 09/28/2025		200	221

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		$2,400	2,270
2.800% due 07/02/2020		147	146

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		300	295

Micron Technology, Inc.
5.327% due 02/06/2029		1,400	1,540

Nakilat, Inc.
6.067% due 12/31/2033		1,500	1,688

Pfizer, Inc.
3.450% due 03/15/2029		2,400	2,659

QUALCOMM, Inc.
3.250% due 05/20/2027		2,500	2,644

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,200	1,181

Sands China Ltd.
5.125% due 08/08/2025		2,600	2,467

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sasol Financing USA LLC
5.875% due 03/27/2024	$600	$252

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	150	150

UnitedHealth Group, Inc.
2.875% due 08/15/2029	2,500	2,641

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	3,400	3,400
3.375% due 11/30/2021	400	401

		82,616

UTILITIES 1.3%

American Water Capital Corp.
3.450% due 06/01/2029	2,400	2,567

AT&T, Inc.
1.964% (US0003M + 1.180%) due 06/12/2024 ~	4,000	3,717
2.330% (US0003M + 0.750%) due 06/01/2021 ~	4,700	4,565
2.781% (US0003M + 0.950%) due 07/15/2021 ~	1,800	1,769

Edison International
5.750% due 06/15/2027	900	937

NextEra Energy Capital Holdings, Inc.
3.342% due 09/01/2020	50	50

Petrobras Global Finance BV
5.093% due 01/15/2030	288	264

Rio Oil Finance Trust
9.250% due 07/06/2024	167	165

Southern California Edison Co.
3.650% due 03/01/2028	1,900	1,942

Sprint Communications, Inc.
6.000% due 11/15/2022	200	209
11.500% due 11/15/2021	300	332

Sprint Corp.
7.125% due 06/15/2024	500	553
7.250% due 09/15/2021	1,100	1,140
7.875% due 09/15/2023	1,100	1,220

		19,430

Total Corporate Bonds & Notes (Cost $281,587)		269,451

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	150	171

Total Municipal Bonds & Notes (Cost $147)		171

U.S. GOVERNMENT AGENCIES 50.5%

Fannie Mae
4.903% due 03/25/2041 •(a)	4,467	869
5.753% due 03/25/2036 •(a)	2,168	391
5.803% due 05/25/2036 •(a)	90	1
22.773% due 12/25/2036 •	135	219

Fannie Mae, TBA
3.000% due 06/01/2040	54,000	56,432

Freddie Mac
4.000% due 01/01/2048 - 03/01/2049	10,536	11,295
5.765% due 07/15/2036 •(a)	2,361	465
5.995% due 04/15/2036 •(a)	594	87

Ginnie Mae
3.125% due 11/20/2044 •	1,953	2,005
3.237% due 04/20/2068 •	2,719	2,677

Ginnie Mae, TBA
5.000% due 04/01/2050	5,400	5,743

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 08/01/2049	78,882	83,557

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 10/01/2047 - 03/01/2049	$21,729	$23,453

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	85,000	87,877
3.000% due 04/01/2050 - 05/01/2050	214,500	224,711
3.500% due 05/01/2050	46,700	49,395
4.000% due 04/01/2050 - 05/01/2050	146,100	155,959
4.500% due 04/01/2050 - 05/01/2050	26,700	28,737

Total U.S. Government Agencies (Cost $714,415)		733,873

U.S. TREASURY OBLIGATIONS 51.9%

U.S. Treasury Bonds
3.000% due 08/15/2048 (m)	400	556
3.000% due 02/15/2049 (m)	20,800	29,012
4.375% due 05/15/2040	10,000	15,903
4.625% due 02/15/2040	1,300	2,124

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022	39,887	39,314
0.125% due 04/15/2022	30,864	30,428
0.625% due 07/15/2021 (k)	8,812	8,730
0.625% due 01/15/2026	2,334	2,412
0.625% due 02/15/2043 (m)	785	862
1.000% due 02/15/2046	4,572	5,560
1.000% due 02/15/2048	17,782	21,923
1.000% due 02/15/2049 (i)	27,010	33,628
1.375% due 02/15/2044	4,427	5,684

U.S. Treasury Notes
1.375% due 09/30/2020 (i)	42,400	42,667
1.375% due 10/31/2020 (i)(k)	57,800	58,219
1.500% due 10/31/2024 (k)(m)	27,600	29,033
1.625% due 02/15/2026 (m)	3,400	3,623
1.750% due 05/15/2023 (k)(m)	2,330	2,436
1.750% due 12/31/2024 (i)(k)	9,900	10,544
2.000% due 07/31/2022 (k)(m)	87,500	91,109
2.125% due 08/31/2020 (k)(m)	22,900	23,090
2.125% due 08/15/2021 (m)	300	308
2.250% due 12/31/2023 (k)	2,700	2,894
2.375% due 05/15/2029 (i)	4,800	5,525
2.625% due 12/31/2025 (m)	12,300	13,806
2.625% due 02/15/2029 (i)	162,400	189,932
2.875% due 05/15/2028 (m)	13,300	15,691
3.000% due 09/30/2025	30,800	35,052
3.000% due 10/31/2025	30,800	35,118

Total U.S. Treasury Obligations (Cost $688,030)		755,183

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.7%

Adjustable Rate Mortgage Trust
4.087% due 01/25/2036 ^~	2,672	2,124
4.402% due 09/25/2035 ^~	37	32

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	719	649

Banc of America Funding Trust
0.983% due 04/20/2047 ^•	105	87
4.717% due 09/20/2034 ~	36	31

BCAP LLC Trust
5.250% due 04/26/2037	90	67

Bear Stearns Adjustable Rate Mortgage Trust
3.560% due 04/25/2033 ~	43	39
3.724% due 01/25/2035 ~	9	8
3.995% due 02/25/2034 ~	11	11
4.002% due 02/25/2033 ~	7	6
4.095% due 01/25/2033 ~	955	861
4.321% due 07/25/2034 ~	136	114
4.774% due 08/25/2033 ~	86	80

Bear Stearns ALT-A Trust
1.447% due 01/25/2036 ^•	175	213
3.882% due 05/25/2035 ~	62	56
4.544% due 10/25/2033 ~	5	4

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	95

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •		$3	$3

Countrywide Alternative Loan Trust
1.093% due 12/20/2035 •		1,083	894
1.117% due 11/25/2036 •		90	88
1.127% due 05/25/2047 •		333	264
1.267% due 11/25/2035 •		5,284	4,143
1.347% due 08/25/2037 •		289	212
2.966% due 12/25/2035 •		176	150
5.500% due 11/25/2035		104	75
6.250% due 08/25/2036		2,845	2,033

Countrywide Home Loan Mortgage Pass-Through Trust
1.607% due 02/25/2035 •		41	34
3.785% due 08/25/2034 ~		55	52
3.792% due 09/25/2047 ^~		3	2

Credit Suisse First Boston Mortgage Securities Corp.
2.383% due 03/25/2032 ~		9	7

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058		3,132	3,256

Credit Suisse Mortgage Capital Trust
3.318% due 12/26/2059 ~		1,191	1,223
3.322% due 10/25/2058 ~		2,861	2,991

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.697% due 10/25/2047 •		4,536	3,670

Eurohome UK Mortgages PLC
0.656% due 06/15/2044 •	GBP	446	523

FWD Securitization Trust
2.240% due 01/25/2050 ~		$3,455	3,412

GSR Mortgage Loan Trust
4.124% due 11/25/2035 ~		7	6
6.000% due 03/25/2032		1	2

HarborView Mortgage Loan Trust
0.955% due 12/19/2036 •		1,098	796
0.970% due 07/19/2047 •		5,593	4,379

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	7,764	9,489

IndyMac Mortgage Loan Trust
1.427% due 07/25/2035 •		$2	2
1.587% due 07/25/2045 •		87	73

JPMorgan Mortgage Trust
4.017% due 04/25/2037 ~		130	108

Lehman XS Trust
1.197% due 08/25/2037 •		2,192	1,868

MASTR Adjustable Rate Mortgages Trust
1.157% due 04/25/2046 •		6	5
3.742% due 10/25/2033 ~		1,113	852

Merrill Lynch Alternative Note Asset Trust
1.147% due 03/25/2037 •		7,999	2,860

Merrill Lynch Mortgage Investors Trust
1.197% due 11/25/2035 •		390	318
3.736% due 05/25/2033 ~		124	112

Merrill Lynch Mortgage-Backed Securities Trust
3.740% due 04/25/2037 ^~		14	11

New Century Home Equity Loan Trust
3.500% due 10/25/2059 ~		1,416	1,430

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		4,165	4,174

PHH Alternative Mortgage Trust
1.107% due 02/25/2037 •		4,422	3,162

Residential Accredit Loans, Inc. Trust
1.117% due 01/25/2037 •		4,511	3,637

Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	24,410	29,756

Sequoia Mortgage Trust
1.965% due 03/20/2035 •		$13	11
3.395% due 01/20/2047 ^~		7	5

Structured Adjustable Rate Mortgage Loan Trust
3.614% due 11/25/2035 ^~		2,857	2,362

Structured Asset Mortgage Investments Trust
1.450% due 02/19/2035 •		48	41

Thornburg Mortgage Securities Trust
2.187% due 06/25/2047 ^•		17	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	10,546	$12,828
1.911% due 02/20/2054 •		2,802	3,383

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		4,021	4,851

WaMu Mortgage Pass-Through Certificates Trust
2.536% due 12/25/2046 •		$370	302
2.776% due 07/25/2047 •		798	618
2.846% due 10/25/2046 ^•		9,173	7,378
3.063% due 01/25/2037 ^~		4	3
3.357% due 12/25/2036 ^~		3	3
3.428% due 04/25/2037 ^~		10	8

Washington Mutual Mortgage Pass-Through Certificates Trust
2.716% due 02/25/2047 ^•		4,023	3,106
2.936% due 05/25/2046 ^•		5	4
3.850% due 02/25/2033 ~		3	2

Wells Fargo Alternative Loan Trust
4.750% due 07/25/2037 ^~		100	85
6.250% due 07/25/2037 ^		3,811	3,524

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		11,410	11,727

Total Non-Agency Mortgage-Backed Securities (Cost $146,376)			140,710

ASSET-BACKED SECURITIES 11.5%

ACE Securities Corp. Home Equity Loan Trust
2.747% due 10/25/2032 •		36	36

Allegro CLO Ltd.
2.990% due 01/30/2026 •		36	36

Argent Securities Trust
1.057% due 09/25/2036 •		1,325	492

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.027% due 01/25/2034 •		2,455	2,260

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		1,307	1,298
3.967% due 03/28/2034 þ		254	253

Carrington Mortgage Loan Trust
1.207% due 02/25/2037 •		7,685	6,380

Citigroup Mortgage Loan Trust
1.097% due 12/25/2036 •		6,542	3,009
1.107% due 09/25/2036 •		871	669

Countrywide Asset-Backed Certificates
1.087% due 07/25/2037 ^•		3,798	3,413
1.087% due 12/25/2046 •		11,691	9,585
1.097% due 06/25/2047 ^•		2,258	2,202
1.147% due 08/25/2036 •		2,164	2,069
1.147% due 02/25/2037 •		932	746
1.197% due 01/25/2046 ^•		9,653	7,936
1.197% due 06/25/2047 •		2,300	1,926
1.227% due 09/25/2036 •		1,775	1,744
1.347% due 06/25/2036 •		1,100	1,031

Countrywide Asset-Backed Certificates Trust
1.097% due 03/25/2047 ^•		3,488	3,313
1.137% due 06/25/2047 •		1,140	1,113
2.042% due 12/25/2034 •		991	978
2.072% due 12/25/2034 •		2,812	2,766

Crown Point CLO Ltd.
2.776% due 07/17/2028 •		4,600	4,423

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		2,600	2,526

Fremont Home Loan Trust
1.277% due 01/25/2036 •		1,219	1,103

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		4,736	4,670
2.580% due 07/17/2023		2,996	2,969
3.370% due 01/17/2023		1,325	1,321

GoldentTree Loan Management U.S. CLO Ltd.
2.596% due 04/20/2029 •		4,000	3,789

GSAA Home Equity Trust
1.067% due 06/25/2036 •		1,224	414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
1.077% due 12/25/2046 •	$3,715	$2,021
1.097% due 12/25/2046 •	601	326

Halcyon Loan Advisors Funding Ltd.
2.902% due 10/22/2025 •	200	200

Home Equity Mortgage Loan Asset-Backed Trust
1.157% due 04/25/2037 •	472	329

HSI Asset Securitization Corp. Trust
1.057% due 12/25/2036 •	15,651	5,462

JPMorgan Mortgage Acquisition Trust
1.097% due 07/25/2036 •	1,230	662
1.247% due 03/25/2037 •	4,300	3,333

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	1,355	1,376
3.750% due 04/25/2059 þ	3,327	3,259

Long Beach Mortgage Loan Trust
1.167% due 02/25/2036 •	4,253	3,939
1.922% due 04/25/2035 •	3,300	3,128

MASTR Asset-Backed Securities Trust
1.107% due 10/25/2036 •	5,843	3,070
1.187% due 03/25/2036 •	963	685

Morgan Stanley ABS Capital, Inc. Trust
1.077% due 01/25/2037 •	4,639	2,123
1.077% due 02/25/2037 •	7,077	5,430
1.087% due 08/25/2036 •	7,918	4,172
1.877% due 07/25/2035 •	3,800	3,410

Morgan Stanley Home Equity Loan Trust
1.117% due 04/25/2037 •	4,906	2,648

Morgan Stanley Mortgage Loan Trust
1.307% due 04/25/2037 •	686	261

Mountain Hawk CLO Ltd.
3.019% due 04/18/2025 •	302	301

Mountain View CLO Ltd.
1.795% due 10/16/2029 •	3,400	3,196

Nassau Ltd.
2.960% due 10/15/2029 •	2,600	2,468

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.277% due 10/25/2036 ^•	2,674	709

NovaStar Mortgage Funding Trust
1.107% due 10/25/2036 •	4,149	2,665

Ownit Mortgage Loan Trust
1.547% due 10/25/2036 ^•	706	597

People’s Choice Home Loan Securities Trust
1.667% due 05/25/2035 ^•	135	133

RAAC Trust
1.287% due 08/25/2036 •	845	818

Residential Asset Mortgage Products Trust
1.622% due 11/25/2035 •	3,700	3,331

Securitized Asset-Backed Receivables LLC Trust
1.427% due 10/25/2035 •	4,400	3,231
1.527% due 11/25/2035 •	3,235	3,182

SoFi Professional Loan Program LLC
2.540% due 05/15/2046	4,100	3,972

Sound Point CLO Ltd.
2.956% due 01/23/2029 •	2,600	2,527

Soundview Home Loan Trust
1.027% due 06/25/2037 •	1,201	849
1.147% due 06/25/2037 •	2,222	1,665
1.207% due 02/25/2037 •	2,366	742
1.257% due 02/25/2036 •	2,450	1,990

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	4,641	4,374

Towd Point Mortgage Trust
1.947% due 05/25/2058 •	1,708	1,686

WaMu Asset-Backed Certificates WaMu Trust
1.187% due 05/25/2037 •	9,731	8,215

Total Asset-Backed Securities (Cost $175,175)		166,955

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.2%

Argentina Government International Bond
3.750% due 12/31/2038 þ		$7,300	$2,214
5.875% due 01/11/2028		3,500	957
15.500% due 10/17/2026	ARS	52,260	218
38.039% (ARLLMONP) due 06/21/2020 ~		73,900	536

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		9,020	84

Israel Government International Bond
4.125% due 01/17/2048		$400	430

Japan Government International Bond
0.100% due 03/10/2028	JPY	3,881,935	36,085
0.100% due 03/10/2029		1,972,858	18,302

Saudi Government International Bond
4.000% due 04/17/2025		$1,600	1,667
5.000% due 04/17/2049		850	922

Total Sovereign Issues (Cost $67,906)			61,415

		SHARES
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)		1,400,000	1,513

Banco Santander S.A.
5.250% due 09/29/2023 •(f)(g)		200,000	182
6.250% due 09/11/2021 •(f)(g)		3,500,000	3,486

	SHARES	MARKET VALUE (000S)

JPMorgan Chase & Co.
5.240% (US0003M + 3.470%) due 04/30/2020 ~(f)	2,045,000	$1,849

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	770,000	773

Total Preferred Securities (Cost $8,895)		7,803

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.9%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.378% (US0003M + 0.500%) due 10/26/2020 ~	$1,800	1,798

REPURCHASE AGREEMENTS (h) 1.1%
		16,110

U.S. TREASURY BILLS 1.7%
0.145% due 04/14/2020 - 05/26/2020 (c)(d)(k)(m)	24,361	24,359

Total Short-Term Instruments (Cost $41,846)		42,267

Total Investments in Securities (Cost $2,127,158)		2,180,520

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.8%

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%

PIMCO Short Asset Portfolio	7,326,993	$71,138

PIMCO Short-Term Floating NAV Portfolio III	4,280,319	42,037

Total Short-Term Instruments (Cost $114,970)		113,175

Total Investments in Affiliates (Cost $114,970)		113,175

Total Investments 157.7% (Cost $2,242,128)		$2,293,695

Financial Derivative Instruments (j)(l) 6.3% (Cost or Premiums, net $(937))		91,743

Other Assets and Liabilities, net (64.0)%		(931,285)

Net Assets 100.0%		$1,454,153

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Payment in-kind security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	03/31/2020	04/01/2020	$	1,145	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(1,169)	$1,145	$1,145
MEI	0.580	03/25/2020	04/07/2020	CAD	21,060	Canada Government Bond 2.750% due 12/01/2048	(15,007)	14,965	14,967

Total Repurchase Agreements							$(16,176)	$16,110	$16,112

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	97

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	0.150%	04/01/2020	04/15/2020	$(76,025)	$(76,025)
CIB	1.740	03/26/2020	04/13/2020	(9,407)	(9,410)
	1.770	03/26/2020	04/03/2020	(101,530)	(101,560)

Total Reverse Repurchase Agreements					$(186,995)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	1.700%	03/24/2020	04/07/2020	$(13,752)	$(13,757)
	1.710	03/24/2020	04/13/2020	(64,933)	(64,958)
	1.740	03/25/2020	04/20/2020	(11,582)	(11,585)

Total Sale-Buyback Transactions					$(90,300)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (11.4)%
Uniform Mortgage-Backed Security, TBA	4.000%	05/01/2050	$	150,000	$(159,937)	$(160,122)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2050		5,400	(5,844)	(5,832)

Total U.S. Government Agencies					(165,781)	(165,954)

Sovereign Issues (1.0)%
Canada Government International Bond	2.750	12/01/2048	CAD	15,600	(15,821)	(14,970)

Total Short Sales (12.4)%					$(181,602)	$(180,924)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(76,025)	$0	$0	$(76,025)	$75,907	$(118)
CIB	0	(110,970)	0	0	(110,970)	111,980	1,010
FICC	1,145	0	0	0	1,145	(1,169)	(24)
MEI	14,967	0	0	0	14,967	(15,007)	(40)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(14,970)	(14,970)	0	(14,970)
UBS	0	0	(90,300)	0	(90,300)	90,688	388

Total Borrowings and Other Financing Transactions	$16,112	$(186,995)	$(90,300)	$(14,970)

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(110,970)	$0	$0	$(110,970)

Total	$0	$(110,970)	$0	$0	$(110,970)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(90,300)	0	0	(90,300)

Total	$0	$(90,300)	$0	$0	$(90,300)

Total Borrowings	$0	$(201,270)	$0	$0	$(201,270)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(201,270)

(i)	Securities with an aggregate market value of $278,575 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(41,933) at a weighted average interest rate of 1.690%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(52) of deferred price drop.
(4)	Payable for short sales includes $107 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(76,025) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$113.500	05/22/2020	1,713	$3,426	$15	$2

Total Purchased Options					$15	$2

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ GBP 175.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	430	$0	$(6)	$0	$0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	401	49	44	0	(27)
U.S. Treasury 5-Year Note June Futures	06/2020	282	35,351	0	0	(13)

				$38	$0	$(40)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	99

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2020	285	$(36,618)	$333	$591	$0
Euro STOXX 50 June Futures	06/2020	630	(19,087)	(2,417)	0	(646)
Euro-Bund 10-Year Bond June Futures	06/2020	13	(2,473)	5	141	(119)
FTSE 100 Index June Futures	06/2020	167	(11,690)	(1,445)	0	(352)
Nikkei 225 Yen-denominated June Futures	06/2020	89	(7,716)	(62)	172	(207)
U.S. Treasury 2-Year Note June Futures	06/2020	1,713	(377,516)	214	54	0
U.S. Treasury 10-Year Note June Futures	06/2020	1,972	(273,492)	(955)	277	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	34	(7,544)	(25)	111	0
United Kingdom Long Gilt June Futures	06/2020	12	(2,030)	(41)	7	(6)

				$(4,393)	$1,353	$(1,330)

Total Futures Contracts				$(4,355)	$1,353	$(1,370)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.547%	$300	$(3)	$0	$(3)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	$	16,200	$349	$(402)	$(53)	$0	$(47)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		10,200	(174)	106	(68)	0	(31)
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024	EUR	20,500	243	(189)	54	0	(35)

						$418	$(485)	$(67)	$0	$(113)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	164,600	$(798)	$4,810	$4,012	$0	$(217)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		14,100	(229)	3,398	3,169	0	(272)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		3,200	27	391	418	0	(56)
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	148,000	137	5,941	6,078	16	0
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		62,400	0	(6,361)	(6,361)	0	(34)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		123,200	241	(6,649)	(6,408)	0	(12)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		14,600	(830)	(657)	(1,487)	0	(1)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		87,000	152	(11,636)	(11,484)	0	(17)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		37,700	0	(4,988)	(4,988)	0	(7)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		272,700	(6,182)	(4,224)	(10,406)	12	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		30,300	2,138	(4,643)	(2,505)	11	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,300	(8)	(248)	(256)	2	0
Pay(7)	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027		106,000	0	1,176	1,176	0	(190)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		185,200	3,962	4,508	8,470	0	(358)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		12,700	(201)	(1,700)	(1,901)	41	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		77,400	5,577	(16,107)	(10,530)	309	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		25,300	(74)	(2,107)	(2,181)	136	0
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		159,100	4,105	4,257	8,362	0	(902)
Receive(7)	3-Month USD-LIBOR	1.062	Semi-Annual	02/15/2036		73,700	0	(2,593)	(2,593)	888	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		34,100	(302)	(12,338)	(12,640)	1,046	0
Receive(7)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		35,000	(4,800)	(947)	(5,747)	997	0
Pay(7)	6-Month EUR-EURIBOR	0.680	Annual	01/21/2035	EUR	39,000	0	1,414	1,414	0	(151)
Pay(7)	6-Month EUR-EURIBOR	0.680	Annual	01/22/2035		84,000	743	2,301	3,044	0	(324)
Receive(7)	6-Month EUR-EURIBOR	0.875	Annual	01/22/2045		86,700	(662)	(4,649)	(5,311)	514	0
Receive(7)	6-Month EUR-EURIBOR	0.883	Annual	01/22/2045		42,200	0	(2,622)	(2,622)	250	0
Pay(7)	6-Month EUR-EURIBOR	0.205	Annual	08/26/2050		1,460	(6)	17	11	0	(18)
Pay(7)	6-Month EUR-EURIBOR	0.214	Annual	08/27/2050		510	0	5	5	0	(7)
Pay(7)	6-Month EUR-EURIBOR	0.205	Annual	08/31/2050		1,290	(2)	11	9	0	(16)
Receive(7)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	38,100	0	(1,814)	(1,814)	0	(32)

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	6-Month GBP-LIBOR	1.071%	Semi-Annual	01/22/2045	GBP	82,900	$(556)	$(3,886)	$(4,442)	$0	$(72)
Pay(7)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		40,900	0	2,186	2,186	102	0
Pay(7)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		89,800	687	4,592	5,279	227	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	6,060,000	(1,971)	115	(1,856)	0	(45)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,750	(2)	(312)	(314)	4	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,750	5	745	750	0	(38)
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	75,300	0	(3,756)	(3,756)	0	(141)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	19,500	(2)	942	940	4	0
Pay	UKRPI	3.593	Maturity	11/15/2028		3,900	0	260	260	2	0
Pay	UKRPI	3.595	Maturity	11/15/2028		20,500	409	967	1,376	9	0
Pay	UKRPI	3.603	Maturity	11/15/2028		3,800	0	260	260	2	0
Pay	UKRPI	3.480	Maturity	01/15/2030		22,700	26	585	611	15	0
Pay	UKRPI	3.415	Maturity	02/15/2030		6,500	0	75	75	4	0

							$1,584	$(53,281)	$(51,697)	$4,591	$(2,910)

Total Swap Agreements							$1,999	$(53,766)	$(51,767)	$4,591	$(3,024)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$2	$1,353	$4,591	$5,946	$0	$(1,370)	$(3,024)	$(4,394)

(k)

Securities with an aggregate market value of $32,413 and cash of $14,558 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	101

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	CHF	44,847		$46,262	$0	$(333)
	04/2020	GBP	108,911		140,430	5,151	0
	04/2020	ILS	14,721		4,043	0	(115)
	04/2020	TRY	7,175		1,092	10	0
	04/2020		$245	HUF	75,522	0	(14)
	04/2020		12,643	NOK	134,039	250	0
	04/2020		1,326	RUB	104,429	5	0
	04/2020		4,184	SEK	42,050	67	0
	05/2020	MXN	67,181		$3,543	725	0
	05/2020	NOK	134,039		12,650	0	(246)
	05/2020	SEK	42,050		4,188	0	(66)
	06/2020	KRW	81,212,371		68,485	1,683	0
	06/2020	PHP	165,929		3,258	45	0
	06/2020	PLN	21,543		5,586	380	0
	06/2020		$6,899	CNY	48,404	0	(78)
	06/2020		3,073	INR	235,883	0	(5)

BPS	04/2020	BRL	38,897	EUR	6,819	35	0
	04/2020	CAD	3,331		$2,304	0	(63)
	04/2020	EUR	8,064	BRL	38,897	0	(1,408)
	04/2020		6,499		$7,314	146	0
	04/2020	GBP	650		796	0	(12)
	04/2020	JPY	58,900		560	12	0
	04/2020	NZD	12,921		8,167	457	0
	04/2020	TRY	12,540		2,031	143	0
	04/2020		$1,731	AUD	2,605	0	(129)
	04/2020		55,167	CAD	75,428	378	(1,946)
	04/2020		1,599	CHF	1,527	0	(13)
	04/2020		7,243	EUR	6,512	34	(96)
	04/2020		3,645	GBP	2,976	108	(57)
	04/2020		42,739	TWD	1,285,421	70	(156)
	05/2020		7,387	COP	30,855,103	178	0
	05/2020		10,982	EUR	10,002	63	0
	06/2020	INR	1,199,475		$16,567	968	0
	06/2020	TWD	2,618,215		88,068	515	(7)
	06/2020		$4,694	KRW	5,666,433	0	(33)
	06/2020		1,549	PLN	6,041	0	(89)
	06/2020		1,720	TWD	51,431	0	0
	07/2020		7,660	DKK	51,650	0	(4)

BRC	04/2020	JPY	23,263,726		$211,650	0	(4,707)
	06/2020		$796	INR	59,781	0	(19)
	06/2020		2,624	MYR	11,030	0	(71)

CBK	04/2020	CAD	84,599		$63,489	3,374	0
	04/2020	COP	27,165,110		7,951	1,273	0
	04/2020	EUR	72,569		79,537	0	(499)
	04/2020	GBP	24,023		29,106	0	(733)
	04/2020	JPY	4,458,700		41,356	0	(111)
	04/2020		$54,212	CAD	76,360	101	(53)
	04/2020		43,343	CHF	41,777	62	0
	04/2020		1,181	CLP	1,023,413	16	0
	04/2020		3,675	GBP	2,915	68	(122)
	04/2020		16,582	JPY	1,784,400	26	(13)
	04/2020		4,353	MXN	98,969	0	(187)
	05/2020	CAD	73,915		$52,440	0	(103)
	05/2020	CHF	41,777		43,425	0	(51)
	05/2020	EUR	9,361		10,269	0	(68)
	06/2020		$5,525	INR	400,429	0	(318)
	06/2020		15,324	KRW	18,633,984	4	0

DUB	04/2020	BRL	35,545		$6,929	88	0
	04/2020		$6,837	BRL	35,545	3	0
	05/2020		6,920		35,545	0	(94)

GLM	04/2020	BRL	38,897	EUR	7,309	575	0
	04/2020		124,590		$26,559	2,586	(4)
	04/2020	EUR	6,819	BRL	38,897	0	(35)
	04/2020	RUB	1,619,798		$25,621	4,981	0
	04/2020	SEK	53,490		5,550	142	0

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020		$16,744	AUD	27,485	$162	$0
	04/2020		28,399	BRL	124,590	0	(4,422)
	04/2020		1,370	EUR	1,268	28	0
	04/2020		5,387	GBP	4,289	0	(60)
	04/2020		1,200	RUB	92,044	2	(28)
	04/2020		3,935	ZAR	65,901	0	(253)
	05/2020	AUD	27,485		$16,746	0	(162)
	05/2020	EUR	7,291	BRL	38,897	0	(581)
	05/2020	RUB	67,457		$853	0	(5)
	06/2020	CLP	6,035,771		7,540	477	0
	06/2020	MYR	2,999		709	15	0
	06/2020		$3,395	INR	246,139	0	(194)

HUS	04/2020	GBP	655		$772	0	(42)
	04/2020	ILS	16,167		4,392	0	(174)
	04/2020		$3,828	JPY	406,800	0	(44)
	04/2020		1,222	SEK	11,440	0	(65)
	05/2020	GBP	8,621		$10,673	0	(43)
	05/2020		$9,412	MXN	184,649	0	(1,665)
	06/2020	CNH	127,985		$18,274	246	0
	06/2020	HKD	637,877		82,081	0	(173)
	06/2020	SGD	8,650		6,222	129	0
	06/2020		$40,417	CNH	283,072	0	(542)
	06/2020		878	CNY	6,116	0	(16)
	01/2021	BRL	3,920		$604	0	(139)

IND	06/2020		$2,556	KRW	3,043,327	0	(53)
	06/2020		2,104	THB	66,156	0	(87)

JPM	04/2020	TRY	5,292		$803	7	0
	04/2020		$12,842	CAD	18,278	146	0
	04/2020		3,624	ZAR	59,277	0	(312)
	06/2020	CNH	134,247		$18,886	0	(25)

MYI	04/2020	AUD	30,090		19,793	1,285	0
	04/2020		$1,652	CHF	1,543	0	(49)
	04/2020		237,297	JPY	25,590,126	695	0
	04/2020		10,724	ZAR	178,890	0	(729)
	05/2020	JPY	25,590,126		$237,807	0	(573)
	06/2020	THB	405,476		12,999	640	0
	06/2020		$13,000	IDR	180,507,238	0	(2,069)
	06/2020		3,785	MYR	16,389	9	0

RBC	04/2020	BRL	5,465		$1,176	124	0
	04/2020		$1,051	BRL	5,465	1	0
	06/2020	HKD	23,193		$2,981	0	(9)
	06/2020	IDR	11,271,940		769	86	0

RYL	04/2020		$7,751	DKK	51,650	0	(121)
	06/2020	MYR	132,892		$31,788	1,029	0

SCX	04/2020	CAD	21,296		15,952	819	0
	04/2020		$363	CZK	8,759	0	(10)
	04/2020		920	EUR	832	0	(3)
	04/2020		150,954	GBP	123,409	2,332	0
	04/2020		223	RUB	17,460	0	0
	05/2020	EUR	70,456		$77,406	0	(399)
	05/2020	GBP	123,409		151,071	0	(2,323)
	06/2020	PLN	18,384		4,758	315	0

SSB	04/2020	CAD	42,562		30,636	756	(364)

UAG	04/2020	DKK	9,315		1,416	39	0
	04/2020	NOK	134,039		14,262	1,370	0
	04/2020	RUB	70,799		889	0	(14)
	04/2020		$7,653	NZD	12,921	57	0
	04/2020		891	RUB	70,799	11	0
	05/2020	NZD	12,921		$7,651	0	(57)
	06/2020		$2,932	HKD	22,785	6	0

Total Forward Foreign Currency Contracts						$35,508	$(27,863)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	103

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	508,000	$1,251	$1,351

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017	07/02/2021	580,600	2,217	10,993
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	264,700	973	5,125
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	171,700	1,374	12,922
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	175,100	1,027	11,047

Total Purchased Options							$6,842	$41,438

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	1,500	$(1)	$(9)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	32,900	$(391)	$(747)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	67,600	(861)	(1,421)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	4,600	(142)	(232)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	2,240	(68)	(112)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	90,700	(1,374)	(13,980)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	92,400	(1,027)	(12,245)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	185,800	(2,217)	(14,742)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	84,700	(947)	(6,465)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	4,500	(148)	(223)

							$(7,175)	$(50,167)

Total Written Options							$(7,176)	$(50,176)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	12/20/2024	1.923%	EUR	100	$(1)	$5	$4	$0

JPM	HSBC Holdings PLC	(1.000)	Quarterly	12/20/2024	1.923		300	(2)	16	14	0

								$(3)	$21	$18	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$4,429	$(936)	$653	$0	$(283)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	7,786	(1,678)	1,179	0	(499)

						$(2,614)	$1,832	$0	$(782)

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	2,778	1.745% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	$14,638	$0	$23	$23	$0

BPS	Receive	RALVEIET Index	672,811	2.565% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/22/2020	60,634	0	(145)	0	(145)
	Receive	RALVEIUT Index	677,715	1.815% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	100,031	0	(166)	0	(166)
	Pay	S&P 500 Total Return Index	22,487	1.795% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	118,488	0	195	195	0
	Pay	NDDUWXUS Index	13,086	0.687% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021	68,683	0	4,188	4,188	0

BRC	Pay	S&P 500 Total Return Index	10,705	2.026% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/15/2020	71,480	0	15,375	15,375	0

CBK	Pay	S&P 500 Total Return Index	12,722	0.785% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/14/2020	71,011	0	4,008	4,008	0
	Receive	RALVEIUT Index	1,045,761	0.972% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	147,264	0	7,035	7,035	0
	Pay	S&P 500 Total Return Index	3,834	0.883% (1-Month USD-LIBOR less a specified spread)	Monthly	01/13/2021	20,202	0	0	0	0

FAR	Receive	RALVEIUT Index	1,733,834	0.922% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	244,158	0	11,668	11,668	0

FBF	Receive	RALVEIET Index	716,723	1.572% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	63,086	0	1,467	1,467	0
	Receive	RALVEIIT Index	1,362,077	1.062% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	149,747	0	13,886	13,886	0

GST	Receive	RALVEIET Index	90,689	1.612% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/15/2020	7,982	0	185	185	0
	Pay	S&P 500 Total Return Index	29,380	0.912% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	142,823	0	(11,936)	0	(11,936)

JPM	Receive	RALVEIET Index	1,723,169	1.722% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	151,673	0	3,517	3,517	0
	Receive	RALVEIIT Index	1,361,490	1.242% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	154,875	0	8,704	8,704	0
	Receive	RALVEIET Index	1,643,622	1.702% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/14/2020	145,413	0	2,634	2,634	0
	Receive	RALVEIUT Index	1,953,008	0.912% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/14/2020	277,021	0	11,160	11,160	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	105

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability

MEI	Pay	NDUEEGF Index	87,940	0.822% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	$34,744	$0	$(689)	$0	$(689)
	Pay	NDDUWXUS Index	58,832	0.472% (1-Month USD-LIBOR less a specified spread)	Monthly	01/13/2021	268,192	0	(21,834)	0	(21,834)
	Receive	RALVEIIT Index	2,497,916	1.142% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	274,621	0	25,457	25,457	0
	Receive	RALVEIIT Index	1,197,200	1.212% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	131,620	0	12,197	12,197	0
	Pay	NDUEEGF Index	81,698	0.727% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021	36,665	0	3,751	3,751	0
	Pay	NDUEEGF Index	51,109	0.883% (1-Month USD LIBOR less a specified spread)	Monthly	03/11/2021	20,600	0	0	0	0

MYI	Receive	RALVEIIT Index	605,442	1.262% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/14/2020	66,562	0	6,167	6,167	0
	Receive	RALVEIUT Index	414,512	0.912% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/14/2020	58,372	0	2,790	2,790	0

SOG	Pay	NDDUWXUS Index	16,479	0.532% (1-Month USD-LIBOR less a specified spread)	Monthly	05/13/2020	74,066	0	(7,167)	0	(7,167)
	Receive	RALVEIIT Index	202,166	1.262% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/13/2020	22,226	0	2,060	2,060	0
	Pay	NDUEEGF Index	4,058	0.782% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/19/2020	1,603	0	(31)	0	(31)

UAG	Pay	NDUEEGF Index	313,369	0.917% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	123,808	0	(2,451)	0	(2,451)

								$0	$92,048	$136,467	$(44,419)

Total Swap Agreements								$(2,617)	$93,901	$136,485	$(45,201)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$8,316	$0	$27	$8,343	$(857)	$0	$(283)	$(1,140)	$7,203	$(9,610)	$(2,407)
BPS	3,107	0	4,383	7,490	(4,013)	0	(311)	(4,324)	3,166	4,959	8,125
BRC	0	1,351	15,375	16,726	(4,797)	(2,168)	(499)	(7,464)	9,262	(9,290)	(28)
CBK	4,924	0	11,043	15,967	(2,258)	0	0	(2,258)	13,709	(14,839)	(1,130)
DUB	91	0	0	91	(94)	0	0	(94)	(3)	(10)	(13)
FAR	0	0	11,668	11,668	0	0	0	0	11,668	(16,954)	(5,286)
FBF	0	0	15,353	15,353	0	0	0	0	15,353	(14,380)	973
GLM	8,968	0	0	8,968	(5,744)	(232)	0	(5,976)	2,992	(3,310)	(318)
GST	0	0	185	185	0	(9)	(11,936)	(11,945)	(11,760)	14,509	2,749
HUS	375	0	0	375	(2,903)	0	0	(2,903)	(2,528)	2,700	172
IND	0	0	0	0	(140)	0	0	(140)	(140)	0	(140)
JPM	153	0	26,029	26,182	(337)	(112)	0	(449)	25,733	(24,280)	1,453
MEI	0	0	41,405	41,405	0	0	(22,523)	(22,523)	18,882	(21,920)	(3,038)

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
MYC	$0	$40,087	$0	$40,087	$0	$(47,655)	$0	$(47,655)	$(7,568)	$8,908	$1,340
MYI	2,629	0	8,957	11,586	(3,420)	0	0	(3,420)	8,166	(9,320)	(1,154)
RBC	211	0	0	211	(9)	0	0	(9)	202	(260)	(58)
RYL	1,029	0	0	1,029	(121)	0	0	(121)	908	(1,340)	(432)
SCX	3,466	0	0	3,466	(2,735)	0	0	(2,735)	731	(1,120)	(389)
SOG	0	0	2,060	2,060	0	0	(7,198)	(7,198)	(5,138)	4,889	(249)
SSB	756	0	0	756	(364)	0	0	(364)	392	(360)	32
UAG	1,483	0	0	1,483	(71)	0	(2,451)	(2,522)	(1,039)	(1,588)	(2,627)

Total Over the Counter	$35,508	$41,438	$136,485	$213,431	$(27,863)	$(50,176)	$(45,201)	$(123,240)

(m)

Securities with an aggregate market value of $37,076 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	763	0	590	1,353
Swap Agreements	0	0	0	0	4,591	4,591

	$0	$0	$763	$0	$5,183	$5,946

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,508	$0	$35,508
Purchased Options	0	0	0	0	41,438	41,438
Swap Agreements	0	18	136,467	0	0	136,485

	$0	$18	$136,467	$35,508	$41,438	$213,431

	$0	$18	$137,230	$35,508	$46,621	$219,377

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	107

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1,205	$0	$165	$1,370
Swap Agreements	0	114	0	0	2,910	3,024

	$0	$114	$1,205	$0	$3,075	$4,394

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,863	$0	$27,863
Written Options	0	9	0	0	50,167	50,176
Swap Agreements	0	782	44,419	0	0	45,201

	$0	$791	$44,419	$27,863	$50,167	$123,240

	$0	$905	$45,624	$27,863	$53,242	$127,634

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(348)	$(348)
Written Options	0	0	0	0	1,702	1,702
Futures	0	0	24,226	0	(36,190)	(11,964)
Swap Agreements	0	596	0	0	(42,183)	(41,587)

	$0	$596	$24,226	$0	$(77,019)	$(52,197)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,360	$0	$19,360
Purchased Options	0	0	0	(779)	(1,922)	(2,701)
Written Options	0	57	0	1,727	(2,485)	(701)
Swap Agreements	0	178	(380,252)	0	61	(380,013)

	$0	$235	$(380,252)	$20,308	$(4,346)	$(364,055)

	$0	$831	$(356,026)	$20,308	$(81,365)	$(416,252)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$15	$15
Futures	0	0	(6,731)	0	4,220	(2,511)
Swap Agreements	0	(484)	0	0	(18,395)	(18,879)

	$0	$(484)	$(6,731)	$0	$(14,160)	$(21,375)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,642	$0	$2,642
Purchased Options	0	0	0	64	34,942	35,006
Written Options	0	(8)	0	313	(38,355)	(38,050)
Swap Agreements	0	(266)	99,223	0	113	99,070

	$0	$(274)	$99,223	$3,019	$(3,300)	$98,668

	$0	$(758)	$92,492	$3,019	$(17,460)	$77,293

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,692	$0	$2,692
Corporate Bonds & Notes
Banking & Finance	0	167,405	0	167,405
Industrials	0	82,616	0	82,616
Utilities	0	19,430	0	19,430
Municipal Bonds & Notes
Illinois	0	171	0	171
U.S. Government Agencies	0	733,873	0	733,873
U.S. Treasury Obligations	0	755,183	0	755,183
Non-Agency Mortgage-Backed Securities	0	140,710	0	140,710
Asset-Backed Securities	0	166,955	0	166,955
Sovereign Issues	0	61,415	0	61,415
Preferred Securities
Banking & Finance	0	7,803	0	7,803
Short-Term Instruments
Certificates of Deposit	0	1,798	0	1,798
Repurchase Agreements	0	16,110	0	16,110
U.S. Treasury Bills	0	24,359	0	24,359

	$0	$2,180,520	$0	$2,180,520

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$113,175	$0	$0	$113,175

Total Investments	$113,175	$2,180,520	$0	$2,293,695

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(14,970)	$0	$(14,970)
U.S. Government Agencies	0	(165,954)	0	(165,954)

	$0	$(180,924)	$0	$(180,924)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,353	4,593	0	5,946
Over the counter	0	213,431	0	213,431

	$1,353	$218,024	$0	$219,377

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,370)	(3,024)	0	(4,394)
Over the counter	0	(123,240)	0	(123,240)

	$(1,370)	$(126,264)	$0	$(127,634)

Total Financial Derivative Instruments	$(17)	$91,760	$0	$91,743

Totals	$113,158	$2,091,356	$0	$2,204,514

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	109

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the Funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

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Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Small Fund	Quarterly	Quarterly

PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

ANNUAL REPORT	MARCH 31, 2020	111

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of

Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has

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adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are

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Notes to Financial Statements (Cont.)

observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds

114	PIMCO FUNDAMENTAL INDEX FUNDS

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are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$217,341	$92,945	$(250,000)	$(7,552)	$(119)	$52,615	$6,204	$0

PIMCO RAE PLUS Fund	270,864	7,057	(256,000)	(2,859)	1,066	20,128	7,057	0

PIMCO RAE PLUS EMG Fund	293,687	7,464	(300,588)	(2,380)	1,817	0	7,565	0

PIMCO RAE PLUS International Fund	0	37,874	0	0	(997)	36,877	128	0

PIMCO RAE PLUS Small Fund	14,068	333	(14,422)	(65)	86	0	358	0

PIMCO RAE Worldwide Long/Short PLUS Fund	153,983	102,823	(179,999)	(4,678)	(991)	71,138	4,494	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$303,564	$2,261,670	$(2,537,300)	$(2,577)	$(161)	$25,196	$9,571	$0

PIMCO RAE PLUS Fund	320,238	1,434,357	(1,700,100)	3	(92)	54,406	3,157	0

PIMCO RAE PLUS EMG Fund	196,002	2,499,192	(2,588,000)	56	14	107,264	1,791	0

PIMCO RAE PLUS International Fund	66,614	685,690	(555,100)	(733)	(220)	196,251	2,290	0

PIMCO RAE PLUS Small Fund	36,059	279,707	(275,401)	(283)	(40)	40,042	606	0

PIMCO RAE Worldwide Long/Short PLUS Fund	188,481	1,568,848	(1,715,100)	(123)	(69)	42,037	2,148	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate

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Notes to Financial Statements (Cont.)

on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-

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backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/

or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

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Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act,

which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are

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reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to

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hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future

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investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements   are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value.

In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one

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party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help

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hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or

(vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

Interest Rate	X	X	X	X	X	X

Call	X	X	X	X	X	X

Credit	X	X	X	X	X	X

High Yield	X	X	X	X	X	X

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X

Equity	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X

Currency	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Smaller Company	—	—	—	—	X	—

Management	X	X	X	X	X	X

Model	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount

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Notes to Financial Statements (Cont.)

of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

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Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by a Fund’s sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders.

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Notes to Financial Statements (Cont.)

These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern

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bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	0.35%~	N/A		N/A	0.40%	N/A	N/A
PIMCO RAE PLUS Fund	0.54%	0.25%	0.35%	0.45	%(1)	0.25%	0.40%	0.40%	N/A
PIMCO RAE PLUS EMG Fund	0.85%	0.30%	0.40%	N/A		N/A	0.45%	0.45%	N/A
PIMCO RAE PLUS International Fund	0.57%	0.25%	0.35%	N/A		N/A	0.35%	N/A	0.35	%*
PIMCO RAE PLUS Small Fund	0.59%	0.25%	0.35%	N/A		N/A	0.35%	0.35%	0.35	%*
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	0.35%	N/A		N/A	0.40%	0.40%	N/A

~	This share class was liquidated during the reporting period.
*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

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Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO RAE PLUS Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$61,605	$18,952

PIMCO RAE PLUS Fund	39,737	20,799

PIMCO RAE PLUS EMG Fund	3,563	40,065

PIMCO RAE PLUS International Fund	18,247	4,180

PIMCO RAE PLUS Small Fund	8,317	1,793

PIMCO RAE Worldwide Long/Short PLUS Fund	67,351	20,876

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the

128	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2020

extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$8,547,709	$7,976,856	$380,459	$95,989

PIMCO RAE PLUS Fund	7,708,687	7,388,543	134,224	109,942

PIMCO RAE PLUS EMG Fund	14,006,503	13,974,001	202,994	169,607

PIMCO RAE PLUS International Fund	2,307,553	2,142,190	75,201	26,457

PIMCO RAE PLUS Small Fund	843,082	819,348	64,401	11,627

PIMCO RAE Worldwide Long/Short PLUS Fund	7,879,177	7,482,977	270,710	105,172

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund								PIMCO RAE PLUS Fund

	Year Ended 03/31/2020				Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares		Amount		Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	77,329		$750,677		49,150		$492,273		13,791	$87,482	22,051		$165,951

I-2	12	(a)	116	(a)	26		259		21,760	144,557	18,400		132,495

I-3	N/A		N/A		N/A		N/A		506	3,373	321	(b)	2,343	(b)

Administrative Class	N/A		N/A		N/A		N/A		89	570	466		3,392

Class A	27		249		172		1,699		11,080	70,042	18,207		128,888

Class C	N/A		N/A		4	(c)	45	(c)	2,905	16,075	6,830		44,914
Issued as reinvestment of distributions

Institutional Class	0		0		824		8,245		9,599	63,913	8,158		54,935

I-2	0	(a)	0	(a)	1		8		6,359	41,923	4,042		26,981

I-3	N/A		N/A		N/A		N/A		82	535	19	(b)	126	(b)

Administrative Class	N/A		N/A		N/A		N/A		120	773	527		3,456

Class A	0		0		3		27		13,848	86,407	11,221		71,492

Class C	N/A		N/A		0	(c)	0	(c)	6,661	37,339	5,592		32,406
Cost of shares redeemed

Institutional Class	(53,581)		(472,174)		(31,571)		(318,025)		(30,809)	(204,168)	(20,846)		(145,434)

I-2	(157	)(a)	(1,508	)(a)	(195)		(1,968)		(26,632)	(170,149)	(14,984)		(105,610)

I-3	N/A		N/A		N/A		N/A		(175)	(1,132)	(68	)(b)	(469	)(b)

Administrative Class	N/A		N/A		N/A		N/A		(271)	(1,673)	(4,790)		(33,013)

Class A	(404)		(3,768)		(472)		(4,656)		(38,438)	(238,796)	(28,212)		(195,465)

Class C	N/A		N/A		(485	)(c)	(4,783	)(c)	(16,609)	(94,522)	(13,744)		(87,405)

Net increase (decrease) resulting from Fund share transactions	23,226		$273,592		17,457		$173,124		(26,134)	$(157,451)	13,190		$99,983

ANNUAL REPORT	MARCH 31, 2020	129

Notes to Financial Statements (Cont.)

	PIMCO RAE PLUS EMG Fund				PIMCO RAE PLUS International Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	54,095	$518,701	134,615	$1,369,777	102,102	$601,917	28,609	$227,903

I-2	1,990	18,792	2,415	24,219	194	1,412	703	5,999

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	5,547	51,993	7,925	83,006	395	2,716	745	5,818

Class C	18	168	91	901	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	939	9,919	8,039	79,543	1,531	11,213	10,101	73,071

I-2	7	71	62	619	16	117	132	977

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	48	479	23	171	235	1,749

Class C	N/A	N/A	8	75	N/A	N/A	N/A	N/A
Issued in reorganization^

Institutional Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(109,865)	(1,101,598)	(50,060)	(499,793)	(19,619)	(138,788)	(42,957)	(400,666)

I-2	(3,291)	(31,168)	(4,980)	(52,125)	(821)	(4,616)	(580)	(4,870)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(6,282)	(59,188)	(8,442)	(88,775)	(799)	(5,532)	(652)	(5,435)

Class C	(163)	(1,497)	(177)	(1,760)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(57,005)	$(593,807)	89,544	$916,166	83,022	$468,610	(3,664)	$(95,454)

130	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2020

PIMCO RAE PLUS Small Fund				PIMCO RAE Worldwide Long/Short PLUS Fund

Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020				Year Ended 03/31/2019

Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount

21,466	$162,430	7,266	$75,125	18,054		$175,153		76,674	$761,909

294	2,906	433	5,124	124	(d)	1,219	(d)	N/A	N/A

N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

2,835	30,026	1,438	16,477	146	(e)	1,442	(e)	N/A	N/A

36	356	154	1,742	20	(f)	181	(f)	N/A	N/A

286	3,080	862	9,051	9,250		92,731		2,067	20,902

10	105	52	544	14	(d)	138	(d)	N/A	N/A

N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

26	273	133	1,391	15	(e)	147	(e)	N/A	N/A

4	42	31	315	9	(f)	87	(f)	N/A	N/A

N/A	N/A	N/A	N/A	7,811		77,876		N/A	N/A

N/A	N/A	N/A	N/A	5,705	(d)	56,880	(d)	N/A	N/A

N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

N/A	N/A	N/A	N/A	6,444	(e)	64,111	(e)	N/A	N/A

N/A	N/A	N/A	N/A	4,081	(f)	40,691	(f)	N/A	N/A

(3,668)	(35,857)	(1,922)	(21,677)	(35,803)		(347,586)		(19,259)	(194,640)

(242)	(2,404)	(250)	(2,780)	(3,119	)(d)	(30,806	)(d)	N/A	N/A

N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

(3,243)	(33,296)	(947)	(10,717)	(2,116	)(e)	(20,560	)(e)	N/A	N/A

(139)	(1,291)	(71)	(778)	(1,063	)(f)	(10,104	)(f)	N/A	N/A

17,665	$126,370	7,179	$73,817	9,572		$101,600		59,482	$588,171

^	See Note 15 in the Notes to Financial Statements.
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	I-2 Shares liquidated at the close of business on February 7, 2020.
(b)	Inception date of I-3 was April 27, 2018.
(c)	Class C Shares liquidated at the close of business on October 31, 2018.
(d)	Inception date of I-2 was August 23, 2019.
(e)	Inception date of Class A was August 23, 2019.
(f)	Inception date of Class C was August 23, 2019.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0%	96%

PIMCO RAE PLUS EMG Fund	0	2	0%	90%

PIMCO RAE PLUS International Fund	0	2	0%	82%

PIMCO RAE PLUS Small Fund	0	3	0%	66%

PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	86%

ANNUAL REPORT	MARCH 31, 2020	131

Notes to Financial Statements (Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. REORGANIZATION

The PIMCO Funds Board of Trustees approved the reorganization (the “Reorganization”) of the PIMCO EqS® Long/Short Fund (the “Acquired Fund”) into the PIMCO RAE Worldwide Long/Short PLUS Fund (the “Acquiring Fund”). Pursuant to the Reorganization, shareholders of each class of the Acquired Fund became shareholders of the corresponding class of shares of the Acquiring Fund. The reorganization became effective upon the close of business on December 6, 2019. As a result, all shares held in the Acquired Fund were automatically exchanged for shares of the Acquiring Fund. The transaction was structured to qualify as a tax-free reorganization under Section 368(a) of the Code. Pursuant to the Agreement and Plan of Reorganization, Institutional Class, I-2, Class A and Class C of the Acquired Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Acquired Fund as of the close of business on the date of the reorganization. The investment portfolio of the Acquired Fund, with a fair value of approximately $238,889,497 and identified cost of approximately $239,129,055 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of December 6, 2019, the Acquired Fund did not have any pre-enactment net capital loss carryforwards. The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquired Fund				$(240)

Institutional Class	7,302	$77,877	$10.67

I-2	5,381	56,880	10.57

Class A	6,181	64,111	10.37

Class C	4,147	40,691	9.81
Acquiring Fund				$51,361

Institutional Class	156,244	$1,558,285	$9.97

I-2	1	10	9.97

Class A	12	120	9.95

Class C	1	11	9.97
Post Reorganization
Acquiring Fund				$51,121

Institutional Class	164,055	$1,636,162	$9.97

I-2	5,706	56,890	9.97

Class A	6,455	64,231	9.95

Class C	4,082	40,702	9.97

Pursuant to the Acquired Fund’s all-inclusive investment advisory contract and supervision and administration agreement with PIMCO, PIMCO will pay all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the reorganization transaction, excluding costs in connection with the purchase or sale of portfolio securities, if any. Assuming the reorganization had been completed on April 1, 2019, the beginning of the annual reporting period, the pro forma results of operations for the year ended March 31, 2020, are as follows (amounts in thousands):

Net investment income	$40,663

Net realized and unrealized gain	(310,422)

Net increase in net assets resulting from operations	(269,759)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statements of Operations since December 6, 2019.

132	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2020

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO RAE Fundamental Advantage PLUS Fund	$0	$0	$(85,064)	$(4)	$(904,596)	$0	$0

PIMCO RAE PLUS Fund	0	0	(199,982)	0	(42,198)	0	0

PIMCO RAE PLUS EMG Fund	0	0	(375,824)	(8)	(244,692)	0	0

PIMCO RAE PLUS International Fund	0	0	(75,325)	(5)	(37,687)	0	0

PIMCO RAE PLUS Small Fund	0	0	(31,502)	(3)	(16,321)	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	0	0	(20,642)	(24)	(135,134)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, Treasury Inflation Protected Securities (TIPs), non-taxable transactions, convertible preferred securities, Lehman securities, straddle loss deferrals, and sale/buyback transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short- Term	Long-Term

PIMCO RAE Fundamental Advantage PLUS Fund*	$594,533	$310,063

PIMCO RAE PLUS Fund	22,859	19,339

PIMCO RAE PLUS EMG Fund	69,759	174,933

PIMCO RAE PLUS International Fund	26,906	10,781

PIMCO RAE PLUS Small Fund*	12,395	3,926

PIMCO RAE Worldwide Long/Short PLUS Fund*	83,136	51,998

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	MARCH 31, 2020	133

Notes to Financial Statements (Cont.)

March 31, 2020

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Fundamental Advantage PLUS Fund	$2,287,317	$420,408	$(505,959)	$(85,551)

PIMCO RAE PLUS Fund	1,694,972	203,049	(402,679)	(199,630)

PIMCO RAE PLUS EMG Fund	3,057,077	302,395	(678,535)	(376,140)

PIMCO RAE PLUS International Fund	934,066	81,920	(157,377)	(75,457)

PIMCO RAE PLUS Small Fund	278,422	21,290	(52,894)	(31,604)

PIMCO RAE Worldwide Long/Short PLUS Fund	2,167,767	344,034	(364,968)	(20,934)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, straddle loss deferrals, sale/buyback transactions, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, Treasury Inflation Protected Securities (TIPs), non-taxable transactions, Lehman securities, and convertible preferred securities.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Fundamental Advantage PLUS Fund	$0	$0	$0	$8,301	$0	$0

PIMCO RAE PLUS Fund	61,432	182,772	2,499	28,677	169,731	0

PIMCO RAE PLUS EMG Fund	0	0	10,002	80,804	0	0

PIMCO RAE PLUS International Fund	11,501	0	0	75,801	0	0

PIMCO RAE PLUS Small Fund	3,501	0	0	3,903	7,402	0

PIMCO RAE Worldwide Long/Short PLUS Fund	93,104	0	0	20,902	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

134	PIMCO FUNDAMENTAL INDEX FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (six of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	135

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	GRE	NatWest Markets Securities Inc.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SOG	Societe Generale Paris

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC

DEU	Deutsche Bank Securities, Inc.	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	ERAEMLT	eRAFI Emerging Markets Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index

ARLLMONP	Argentina Blended Policy Rate	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index

BADLARPP	Argentina Badlar Floating Rate Notes	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor's 500 Index

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CPTFEMU	Eurozone HICP ex-Tobacco Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	US0003M	3 Month USD Swap Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDUEEGF	iShares MSCI Emerging Markets ETF	US0006M	6 Month USD Swap Rate

ERADXULT	eRAFI International Large Strategy Index

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt

CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced

DAC	Designated Activity Company	NCUA	National Credit Union Administration

136	PIMCO FUNDAMENTAL INDEX FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO RAE Fundamental Advantage PLUS Fund	0%	0%	$0	$0

PIMCO RAE PLUS Fund	0%	0%	64,431	0

PIMCO RAE PLUS EMG Fund	0%	0%	0	0

PIMCO RAE PLUS International Fund	0%	0%	11,264	0

PIMCO RAE PLUS Small Fund	0%	0%	3,500	0

PIMCO RAE Worldwide Long/Short PLUS Fund	0%	0%	93,105	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	137

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

138	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	139

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

140	PIMCO FUNDAMENTAL INDEX FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	141

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

142	PIMCO FUNDAMENTAL INDEX FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3004AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (Unhedged)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		16

Benchmark Descriptions		18

Financial Highlights		20

Statements of Assets and Liabilities		26

Statements of Operations		30

Statements of Changes in Net Assets		32

Notes to Financial Statements		168

Report of Independent Registered Public Accounting Firm		197

Glossary		198

Federal Income Tax Information		199

Management of the Trust		200

Privacy Policy		203

Liquidity Risk Management Program		204

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Markets Bond Fund	8	34

PIMCO Emerging Markets Corporate Bond Fund	9	50

PIMCO Emerging Markets Currency and Short-Term Investments Fund	10	60

PIMCO Emerging Markets Full Spectrum Bond Fund	11	78

PIMCO Global Advantage® Strategy Bond Fund	12	81

PIMCO Global Bond Opportunities Fund (Unhedged)	13	104

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	14	124

PIMCO International Bond Fund (Unhedged)	15	145

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions....Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned

2	PIMCO INTERNATIONAL BOND FUNDS

8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (each a “Fund” and collectively, the “Funds”).

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds or series of the Trust sub-advised by Gurtin Municipal Bond Management, (“Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held. The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the

4	PIMCO INTERNATIONAL BOND FUNDS

classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Funds transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, (e.g., the Secured Overnight Financing

Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

A Fund may invest significantly in securities that are economically tied to Argentina and thus may be subject to various risks, such as political, economic, legal, market, and currency risks. Currently, investments in Argentina are particularly subject to effects from the country’s high inflation, economic instability, and political unrest.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/97	07/31/97	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	—	—	—	—	—	Diversified
PIMCO Emerging Markets Currency and Short-Term Investments Fund	05/31/05	05/31/05	04/30/08	—	—	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	—	—	—	—	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	—	—	—	02/05/09	—	Diversified
PIMCO Global Bond Opportunities Fund (Unhedged)	11/23/93	11/23/93	—	—	07/31/96	01/31/18	—	Non-diversified
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	—	09/30/03	10/02/95	10/02/95	Non-diversified
PIMCO International Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	04/27/18	02/28/06	07/30/04	07/30/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one

6	PIMCO INTERNATIONAL BOND FUNDS

hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures

(“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

ANNUAL REPORT	MARCH 31, 2020	7

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX
I-2 - PEMPX	Class A - PAEMX
I-3 - PEBNX	Class C - PEBCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of March 31, 2020†§

United States	15.8%

Short-Term Instruments‡	7.7%

Mexico	6.3%

Indonesia	6.1%

Turkey	4.4%

Brazil	4.3%

Russia	3.7%

South Africa	3.5%

Ukraine	3.4%

Chile	2.9%

Qatar	2.4%

Cayman Islands	2.4%

Dominican Republic	2.4%

Luxembourg	2.4%

Oman	1.7%

Saudi Arabia	1.7%

Egypt	1.6%

Argentina	1.4%

Panama	1.3%

India	1.3%

Colombia	1.3%

Azerbaijan	1.3%

Nigeria	1.2%

Uruguay	1.2%

Peru	1.1%

China	1.1%

Ghana	1.0%

Other	15.1%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	(6.15)%	2.97%	4.19%	8.32%
PIMCO Emerging Markets Bond Fund I-2	(6.24)%	2.87%	4.09%	8.22%
PIMCO Emerging Markets Bond Fund I-3	(6.29)%	2.81%	4.03%	8.16%
PIMCO Emerging Markets Bond Fund Class A	(6.49)%	2.59%	3.78%	7.89%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	(10.00)%	1.81%	3.39%	7.71%
PIMCO Emerging Markets Bond Fund Class C	(7.19)%	1.83%	3.01%	7.10%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	(8.09)%	1.83%	3.01%	7.10%
JPMorgan Emerging Markets Bond Index (EMBI) Global	(5.28)%	2.85%	4.82%	7.22%
Lipper Emerging Market Hard Currency Debt Funds Average	(9.17)%	1.32%	2.99%	6.23%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for the Institutional Class shares, 0.95% for I-2 shares, 1.05% for I-3 shares, 1.22% for Class A shares and 1.97% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’ strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to Lebanese external debt contributed to performance, as the Lebanese external debt index decreased.

»	Underweight exposure to emerging markets external spreads contributed to performance, as emerging markets external spreads widened.

»	Overweight exposure to South African corporate debt detracted from performance, as the South African corporate debt index decreased.

»	Overweight exposure to Argentine external debt detracted from performance, as the Argentine external debt index decreased.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of March 31, 2020†§

United States	17.0%

Cayman Islands	13.3%

Brazil	8.6%

Ireland	4.9%

Netherlands	4.2%

South Africa	4.1%

Turkey	3.8%

Luxembourg	3.7%

Mexico	2.6%

Panama	2.5%

India	2.4%

Argentina	2.3%

United Kingdom	2.3%

Colombia	2.3%

Mauritius	2.1%

Russia	2.0%

Singapore	1.9%

Supranational	1.8%

Chile	1.7%

China	1.6%

Virgin Islands (British)	1.6%

Canada	1.4%

United Arab Emirates	1.4%

Indonesia	1.3%

South Korea	1.1%

Short-Term Instruments‡	0.7%

Other	7.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	(6.00)%	2.53%	3.23%	4.64%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	(3.01)%	3.35%	5.10%	6.47%
Lipper Emerging Market Hard Currency Debt Funds Average	(9.17)%	1.32%	2.99%	4.48%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.98% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to emerging markets corporate spreads contributed to performance, as emerging markets corporate spreads widened.

»	Overweight exposure to Russian corporate debt contributed to performance, as the Russian corporate debt index increased.

»	Overweight exposure to South African corporate debt detracted from performance, as the South African corporate debt index decreased.

»	Overweight exposure to Colombian corporate debt detracted from performance, as the Colombian corporate debt index decreased.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Institutional Class - PLMIX	Class A - PLMAX
I-2 - PLMPX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of March 31, 2020†§

Short-Term Instruments‡	24.1%

United States	14.8%

Colombia	6.3%

Brazil	4.8%

China	4.8%

Hungary	4.8%

Czech Republic	4.6%

South Africa	3.6%

United Kingdom	3.6%

Germany	3.1%

Dominican Republic	2.9%

Chile	2.8%

India	1.7%

Cayman Islands	1.7%

Peru	1.6%

Argentina	1.5%

Mexico	1.5%

Qatar	1.3%

Luxembourg	1.0%

Other	9.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency and Short-Term Investments Fund Institutional Class	(8.98)%	(0.19)%	(0.35)%	2.11%
PIMCO Emerging Markets Currency and Short-Term Investments Fund I-2	(9.07)%	(0.29)%	(0.45)%	2.01%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A	(9.34)%	(0.59)%	(0.75)%	1.70%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A (adjusted)	(12.74)%	(1.35)%	(1.13)%	1.44%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	(5.12)%	0.35%	(0.41)%	2.41%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	(5.12)%	0.35%	(0.44)%	2.25%
Lipper Alternative Currency Strategies Average	(2.90)%	(0.93)%	(1.32)%	0.83%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.88% for the Institutional Class shares, 0.98% for I-2 shares, and 1.28% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency and Short-Term Investments Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments. The Fund’s investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries or in short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the Egyptian pound contributed to performance, as the Egyptian pound appreciated against the U.S. dollar.

»	Overweight exposure to Peruvian local markets contributed to performance, as the Peruvian local markets index increased.

»	Overweight exposure to the Argentine peso detracted from performance as the Argentine peso depreciated against the U.S. dollar.

»	Overweight exposure to the South Korean won detracted from performance as the South Korean won currency index decreased.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings

as of March 31, 2020†§

PIMCO Emerging Markets Local Currency and Bond Fund	47.8%

PIMCO Emerging Markets Corporate Bond Fund	24.4%

PIMCO Emerging Markets Bond Fund	22.5%

Huarong Finance Co. Ltd.	0.1%
†	% of Investments, at value.

§	Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	(7.05)%	0.87%	(1.19)%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	(5.28)%	1.75%	0.11%
Lipper Emerging Market Hard Currency Debt Funds Average	(9.17)%	1.32%	0.14%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), was 1.85% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to emerging market local interest rates contributed to relative performance, as local rates performed better than the broader index due to currency depreciation.

»	Off-benchmark exposure to the Egyptian pound contributed to relative performance, as the currency delivered positive total return driven by appreciation against the U.S. dollar and high carry.

»	Underweight exposure to emerging market external spread detracted from relative performance, as external assets outperformed local assets.

»	Non-emerging market exposure for cash-backing purposes detracted from relative performance as spreads widened.

ANNUAL REPORT	MARCH 31, 2020	11

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of March 31, 2020†§

United States	51.8%

United Kingdom	9.1%

Japan	4.0%

Denmark	3.2%

Italy	2.9%

Cayman Islands	2.8%

Spain	2.2%

China	2.1%

Short-Term Instruments‡	1.9%

Indonesia	1.6%

Russia	1.6%

Saudi Arabia	1.6%

Brazil	1.3%

France	1.2%

Peru	1.0%

Ireland	1.0%

Other	10.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	0.09%	2.56%	2.60%	3.72%
PIMCO Global Advantage® Strategy Bond Fund Class A	(0.30)%	2.15%	2.19%	3.31%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	(4.04)%	1.38%	1.80%	2.96%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	4.20%	2.64%	2.47%	3.11%
PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged)	3.68%	2.67%	3.13%	4.05%
Lipper Global Income Funds Average	0.64%	1.67%	2.57%	3.86%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for the Institutional Class shares, and 1.25% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the euro contributed to relative performance, as the euro depreciated relative to the U.S. dollar.

»	Underweight exposure to investment grade corporate credit contributed to relative performance, as spreads widened, particularly during the first quarter of 2020.

»

Overweight exposure to duration in core eurozone countries during the second and third quarters of 2019 contributed to relative performance, as core eurozone yields – as shown by the euro swaps curve – decreased.

»

Holdings of emerging markets external debt detracted from relative performance, as spreads widened, particularly during the first quarter of 2020. The JP Morgan Emerging Market Bond Index (EMBI), which generally tracks the spread of emerging market external debt, rose.

»

Exposure to a basket of select emerging markets currencies, particularly the Brazilian real, detracted from relative performance, as these currencies depreciated relative to the U.S. dollar, particularly during the first quarter of 2020.

»	Positions in non-Agency mortgage-backed securities detracted from relative performance, as total returns in these securities were negative, particularly during the first quarter of 2020.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Opportunities Fund (Unhedged)

Institutional Class - PIGLX	Class A - PAGPX
Administrative Class - PADMX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of March 31, 2020†§

United States	52.3%

United Kingdom	9.2%

France	4.5%

Spain	3.9%

China	3.7%

Denmark	3.0%

Japan	2.9%

Cayman Islands	2.7%

Italy	2.1%

Short-Term Instruments‡	2.0%

Netherlands	1.4%

Australia	1.3%

Germany	1.2%

Peru	1.0%

Other	8.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Opportunities Fund (Unhedged) Institutional Class	(4.09)%	0.96%	2.68%	5.29%
PIMCO Global Bond Opportunities Fund (Unhedged) Administrative Class	(4.33)%	0.71%	2.42%	5.04%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A	(4.47)%	0.56%	2.27%	4.88%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A (adjusted)	(8.07)%	(0.22)%	1.88%	4.73%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	4.20%	2.64%	2.47%	4.75%♦
Lipper Global Income Funds Average	0.64%	1.67%	2.57%	4.65%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.72% for the Institutional Class shares, 0.97% for Administrative Class shares, and 1.12% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to duration in the U.S. contributed to performance, as U.S. yields decreased.

»	Long exposure to duration in Australia contributed to performance, as Australian yields decreased.

»

Long exposure to duration in core eurozone countries in the second and third quarters of 2019 contributed to performance, as core eurozone yields – as shown by the euro swaps curve – decreased over the reporting period.

»	Positions in non-Agency mortgage-backed securities detracted from performance, as total returns in these securities were negative, particularly during the first quarter of 2020.

»	Positions in investment-grade corporate credit detracted from performance, as spreads widened, particularly during the first quarter of 2020.

»

Long exposure to select developed market currencies, particularly the Norwegian krone, detracted from performance, as these currencies depreciated relative to the U.S. dollar, particularly during the first quarter of 2020.

ANNUAL REPORT	MARCH 31, 2020	13

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
I-2 - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown

as of March 31, 2020†§

United States	55.1%

United Kingdom	8.5%

Short-Term Instruments‡	6.0%

Spain	4.1%

China	3.8%

Japan	3.0%

Denmark	3.0%

Cayman Islands	2.5%

France	1.9%

Netherlands	1.7%

Australia	1.3%

Qatar	1.2%

Ireland	1.1%

Peru	1.0%

Germany	1.0%

Other	4.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Institutional Class	1.21%	2.27%	4.56%	6.08%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) I-2	1.11%	2.17%	4.45%	5.97%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Administrative Class	0.96%	2.01%	4.30%	5.81%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A	0.86%	1.91%	4.19%	5.67%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A (adjusted)	(2.92)%	1.14%	3.79%	5.51%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C	0.11%	1.15%	3.41%	4.88%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C (adjusted)	(0.86)%	1.15%	3.41%	4.88%
Bloomberg Barclays Global Aggregate (USD Hedged) Index	6.59%	3.49%	4.06%	5.38%♦
Lipper Global Income Funds Average	0.64%	1.67%	2.57%	4.68%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/1995

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.62% for the Institutional Class shares, 0.72% for I-2 shares, 0.87% for Administrative Class shares, 0.97% for Class A shares and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to duration in the U.S. contributed to performance, as U.S. yields decreased.

»

Long exposure to duration in core eurozone countries in the second and third quarters of 2019 contributed to performance, as core eurozone yields – as shown by the euro swaps curve – decreased over the reporting period.

»	Long exposure to duration in Australia contributed to performance, as Australian yields decreased.

»	Positions in non-Agency mortgage-backed securities detracted from performance, as total returns in these securities were negative, particularly during the first quarter of 2020.

»	Positions in investment-grade corporate credit detracted from performance, as spreads widened, particularly during the first quarter of 2020.

»

Holdings of emerging markets external debt detracted from performance, as spreads widened, particularly during the first quarter of 2020. The JP Morgan Emerging Market Bond Index (EMBI), which generally tracks the spread of emerging market external debt, rose.

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO International Bond Fund (Unhedged)

Institutional Class - PFUIX	Administrative Class - PFUUX
I-2 - PFUPX	Class A - PFUAX
I-3 - PFUNX	Class C - PFRCX

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2020†§

United States	45.6%

United Kingdom	9.6%

Japan	9.1%

China	4.7%

Spain	3.8%

Denmark	3.2%

Short-Term Instruments‡	2.9%

France	2.4%

Italy	2.1%

Cayman Islands	2.0%

Australia	1.5%

Qatar	1.5%

South Korea	1.4%

Netherlands	1.4%

Canada	1.1%

Other	7.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO International Bond Fund (Unhedged) Institutional Class	(4.88)%	0.69%	2.23%	3.74%
PIMCO International Bond Fund (Unhedged) I-2	(4.98)%	0.59%	2.13%	3.64%
PIMCO International Bond Fund (Unhedged) I-3	(5.02)%	0.54%	2.08%	3.59%
PIMCO International Bond Fund (Unhedged) Administrative Class	(5.12)%	0.44%	1.98%	3.49%
PIMCO International Bond Fund (Unhedged) Class A	(5.26)%	0.29%	1.82%	3.31%
PIMCO International Bond Fund (Unhedged) Class A (adjusted)	(8.81)%	(0.48)%	1.43%	3.07%
PIMCO International Bond Fund (Unhedged) Class C	(5.97)%	(0.46)%	1.06%	2.54%
PIMCO International Bond Fund (Unhedged) Class C (adjusted)	(6.90)%	(0.46)%	1.06%	2.54%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	0.74%	2.04%	1.39%	3.05%
Lipper International Income Funds Average	(2.66)%	0.53%	1.82%	3.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.66% for the Institutional Class shares, 0.76% for I-2 shares, 0.86% for I-3 shares, 0.91% for Administrative Class shares, 1.06% for Class A shares, and 1.81% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to duration in core eurozone countries during the second and third quarters of 2019 contributed to relative performance, as core eurozone yields – as shown by the euro swaps curve – decreased.

»	Underweight exposure to the euro contributed to relative performance, as the euro depreciated relative to the U.S. dollar.

»

Overweight exposure to select developed market currencies, particularly the Norwegian krone, detracted from relative performance, as these currencies depreciated relative to the U.S. dollar, particularly during the first quarter of 2020.

»

Overweight exposure to select Dollar Block currencies, particularly the Australian dollar, detracted from relative performance, as these currencies depreciated relative to the U.S. dollar, particularly during the first quarter of 2020.

»	Positions in non-Agency mortgage-backed securities detracted from relative performance, as total returns in these securities were negative, particularly during the first quarter of 2020.

ANNUAL REPORT	MARCH 31, 2020	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$895.60	$4.36	$1,000.00	$1,020.40	$4.65	0.92%
I-2	1,000.00	895.10	4.83	1,000.00	1,019.90	5.15	1.02
I-3	1,000.00	894.80	5.07	1,000.00	1,019.65	5.40	1.07
Class A	1,000.00	893.90	6.11	1,000.00	1,018.55	6.51	1.29
Class C	1,000.00	890.60	9.64	1,000.00	1,014.80	10.28	2.04

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$897.80	$4.65	$1,000.00	$1,020.10	$4.95	0.98%

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class	$1,000.00	$915.70	$4.21	$1,000.00	$1,020.60	$4.45	0.88%
I-2	1,000.00	915.20	4.69	1,000.00	1,020.10	4.95	0.98
Class A	1,000.00	913.90	6.12	1,000.00	1,018.60	6.46	1.28

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$882.90	$0.38	$1,000.00	$1,024.60	$0.40	0.08%

16	PIMCO INTERNATIONAL BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$959.20	$4.07	$1,000.00	$1,020.85	$4.19	0.83%
Class A	1,000.00	957.20	6.02	1,000.00	1,018.85	6.21	1.23

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class	$1,000.00	$944.10	$3.21	$1,000.00	$1,021.70	$3.34	0.66%
Administrative Class	1,000.00	943.00	4.42	1,000.00	1,020.45	4.60	0.91
Class A	1,000.00	942.20	5.15	1,000.00	1,019.70	5.35	1.06

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$979.60	$2.87	$1,000.00	$1,022.10	$2.93	0.58%
I-2	1,000.00	979.10	3.36	1,000.00	1,021.60	3.44	0.68
Administrative Class	1,000.00	978.40	4.11	1,000.00	1,020.85	4.19	0.83
Class A	1,000.00	977.90	4.60	1,000.00	1,020.35	4.70	0.93
Class C	1,000.00	974.20	8.29	1,000.00	1,016.60	8.47	1.68

PIMCO International Bond Fund (Unhedged)
Institutional Class	$1,000.00	$936.30	$3.00	$1,000.00	$1,021.90	$3.13	0.62%
I-2	1,000.00	935.80	3.48	1,000.00	1,021.40	3.64	0.72
I-3	1,000.00	935.60	3.73	1,000.00	1,021.15	3.89	0.77
Administrative Class	1,000.00	935.10	4.21	1,000.00	1,020.65	4.39	0.87
Class A	1,000.00	934.40	4.93	1,000.00	1,019.90	5.15	1.02
Class C	1,000.00	930.90	8.54	1,000.00	1,016.15	8.92	1.77

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2020	17

Benchmark Descriptions

Index*	Benchmark Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified

The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets - Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

Bloomberg Barclays Global Aggregate (USD Hedged) Index

Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate (USD Unhedged) Index

Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)

The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

JPMorgan Emerging Local Markets Index Plus (Unhedged)

JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global

JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged)

The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

*	It is not possible to invest directly in an unmanaged index.

18	PIMCO INTERNATIONAL BOND FUNDS

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ANNUAL REPORT	MARCH 31, 2020	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class

03/31/2020	$10.27	$0.47	$(1.05)	$(0.58)	$(0.49)	$0.00	$0.00	$(0.49)

03/31/2019	10.39	0.43	(0.11)	0.32	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.43	0.47	0.00	0.47	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.70	0.55	0.76	1.31	(0.45)	0.00	(0.13)	(0.58)

03/31/2016	10.23	0.48	(0.45)	0.03	(0.51)	(0.05)	0.00	(0.56)
I-2

03/31/2020	10.27	0.46	(1.05)	(0.59)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.39	0.42	(0.11)	0.31	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.43	0.47	(0.01)	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.70	0.54	0.76	1.30	(0.44)	0.00	(0.13)	(0.57)

03/31/2016	10.23	0.47	(0.45)	0.02	(0.50)	(0.05)	0.00	(0.55)
I-3

03/31/2020	10.27	0.46	(1.06)	(0.60)	(0.47)	0.00	0.00	(0.47)

04/27/2018 - 03/31/2019	10.25	0.40	0.01	0.41	(0.39)	0.00	0.00	(0.39)
Class A

03/31/2020	10.27	0.43	(1.05)	(0.62)	(0.45)	0.00	0.00	(0.45)

03/31/2019	10.39	0.39	(0.11)	0.28	(0.40)	0.00	0.00	(0.40)

03/31/2018	10.43	0.44	(0.01)	0.43	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.70	0.51	0.76	1.27	(0.41)	0.00	(0.13)	(0.54)

03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)
Class C

03/31/2020	10.27	0.35	(1.05)	(0.70)	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.39	0.31	(0.10)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.43	0.36	(0.01)	0.35	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.70	0.44	0.76	1.20	(0.34)	0.00	(0.13)	(0.47)

03/31/2016	10.23	0.37	(0.45)	(0.08)	(0.40)	(0.05)	0.00	(0.45)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class

03/31/2020	$10.50	$0.49	$(1.07)	$(0.58)	$(0.48)	$0.00	$0.00	$(0.48)

03/31/2019	10.55	0.52	(0.07)	0.45	(0.50)	0.00	0.00	(0.50)

03/31/2018	10.58	0.48	(0.04)	0.44	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.83	0.48	0.76	1.24	(0.49)	0.00	0.00	(0.49)

03/31/2016	10.52	0.48	(0.68)	(0.20)	(0.49)	0.00	0.00	(0.49)

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class

03/31/2020	$8.05	$0.33	$(1.02)	$(0.69)	$(0.08)	$0.00	$(0.24)	$(0.32)

03/31/2019	9.62	0.34	(0.90)	(0.56)	(0.93)	0.00	(0.08)	(1.01)

03/31/2018	9.07	0.28	0.55	0.83	(0.28)	0.00	0.00	(0.28)

03/31/2017	8.75	0.28	0.30	0.58	(0.26)	0.00	0.00	(0.26)

03/31/2016	9.09	0.22	(0.34)	(0.12)	(0.08)	0.00	(0.14)	(0.22)
I-2

03/31/2020	8.05	0.33	(1.03)	(0.70)	(0.07)	0.00	(0.24)	(0.31)

03/31/2019	9.62	0.33	(0.90)	(0.57)	(0.92)	0.00	(0.08)	(1.00)

03/31/2018	9.07	0.27	0.55	0.82	(0.27)	0.00	0.00	(0.27)

03/31/2017	8.75	0.27	0.30	0.57	(0.25)	0.00	0.00	(0.25)

03/31/2016	9.09	0.22	(0.35)	(0.13)	(0.07)	0.00	(0.14)	(0.21)
Class A

03/31/2020	8.05	0.31	(1.03)	(0.72)	(0.05)	0.00	(0.24)	(0.29)

03/31/2019	9.62	0.30	(0.89)	(0.59)	(0.90)	0.00	(0.08)	(0.98)

03/31/2018	9.07	0.24	0.56	0.80	(0.25)	0.00	0.00	(0.25)

03/31/2017	8.75	0.24	0.31	0.55	(0.23)	0.00	0.00	(0.23)

03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00	(0.12)	(0.19)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.20	(6.15)%	$1,535,816	0.88%		0.88%		0.83%		0.83%		4.51%	97%

10.27	3.28	1,834,852	0.85		0.85		0.83		0.83		4.30	26

10.39	4.48	1,531,972	0.84		0.84		0.83		0.83		4.50	30

10.43	13.78	1,400,479	0.83		0.83		0.83		0.83		5.37	44

9.70	0.45	1,032,754	0.83		0.83		0.83		0.83		4.89	43

9.20	(6.24)	128,568	0.98		0.98		0.93		0.93		4.42	97

10.27	3.18	121,082	0.95		0.95		0.93		0.93		4.19	26

10.39	4.38	117,780	0.94		0.94		0.93		0.93		4.41	30

10.43	13.66	114,136	0.93		0.93		0.93		0.93		5.26	44

9.70	0.36	113,311	0.93		0.93		0.93		0.93		4.76	43

9.20	(6.29)	2,754	1.03		1.08		0.98		1.03		4.38	97

10.27	4.23	1,054	1.00	*	1.05	*	0.98	*	1.03	*	4.33 *	26

9.20	(6.49)	189,790	1.25		1.25		1.20		1.20		4.14	97

10.27	2.90	237,364	1.22		1.22		1.20		1.20		3.91	26

10.39	4.10	273,186	1.21		1.21		1.20		1.20		4.17	30

10.43	13.36	153,067	1.20		1.20		1.20		1.20		5.00	44

9.70	0.09	162,167	1.20		1.20		1.20		1.20		4.50	43

9.20	(7.19)	20,216	2.00		2.00		1.95		1.95		3.39	97

10.27	2.14	31,351	1.97		1.97		1.95		1.95		3.15	26

10.39	3.33	41,967	1.96		1.96		1.95		1.95		3.42	30

10.43	12.51	65,724	1.95		1.95		1.95		1.95		4.25	44

9.70	(0.66)	71,150	1.95		1.95		1.95		1.95		3.78	43

$9.44	(6.00)%	$118,363	1.02%		1.02%		0.90%		0.90%		4.60%	67%

10.50	4.49	158,019	0.98		0.98		0.90		0.90		5.07	46

10.55	4.23	140,249	0.95	(e)	0.95	(e)	0.93	(e)	0.93	(e)	4.51	81

10.58	12.81	136,911	0.95		0.95		0.95		0.95		4.68	94

9.83	(1.89)	139,423	1.05	(f)	1.05	(f)	1.05	(f)	1.05	(f)	4.73	69

$7.04	(8.98)%	$1,979,921	0.88%		0.88%		0.85%		0.85%		4.19%	84%

8.05	(5.57)	2,876,945	0.88		0.88		0.85		0.85		3.90	39

9.62	9.31	4,127,541	0.87		0.87		0.85		0.85		2.98	62

9.07	6.76	4,006,383	0.87		0.87		0.85		0.85		3.12	82

8.75	(1.27)	3,907,369	0.86		0.86		0.85		0.85		2.56	64

7.04	(9.07)	4,518	0.98		0.98		0.95		0.95		4.12	84

8.05	(5.66)	6,785	0.98		0.98		0.95		0.95		3.84	39

9.62	9.20	9,450	0.97		0.97		0.95		0.95		2.88	62

9.07	6.66	7,050	0.97		0.97		0.95		0.95		3.03	82

8.75	(1.36)	6,745	0.96		0.96		0.95		0.95		2.47	64

7.04	(9.34)	10,329	1.28		1.28		1.25		1.25		3.84	84

8.05	(5.94)	17,637	1.28		1.28		1.25		1.25		3.51	39

9.62	8.88	27,108	1.27		1.27		1.25		1.25		2.57	62

9.07	6.34	11,702	1.27		1.27		1.25		1.25		2.73	82

8.75	(1.66)	17,595	1.26		1.26		1.25		1.25		2.16	64

ANNUAL REPORT	MARCH 31, 2020	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class

03/31/2020	$7.24	$0.16	$(0.63)	$(0.47)	$(0.32)	$0.00	$(0.07)	$(0.39)

03/31/2019	7.89	0.33	(0.60)	(0.27)	(0.32)	0.00	(0.06)	(0.38)

03/31/2018	7.65	0.22	0.44	0.66	(0.34)	0.00	(0.08)	(0.42)

03/31/2017	7.31	0.40	0.33	0.73	(0.39)	0.00	0.00	(0.39)

03/31/2016	7.94	0.36	(0.62)	(0.26)	(0.37)	0.00	0.00	(0.37)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class

03/31/2020	$10.79	$0.36	$(0.34)	$0.02	$(0.32)	$0.00	$0.00	$(0.32)

03/31/2019	10.85	0.32	(0.12)	0.20	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.52	0.30	0.24	0.54	(0.10)	0.00	(0.11)	(0.21)

03/31/2017	10.06	0.30	0.37	0.67	(0.01)	0.00	(0.20)	(0.21)

03/31/2016	10.38	0.22	(0.32)	(0.10)	0.00	0.00	(0.22)	(0.22)
Class A

03/31/2020	10.79	0.31	(0.33)	(0.02)	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.85	0.28	(0.13)	0.15	(0.21)	0.00	0.00	(0.21)

03/31/2018	10.52	0.26	0.24	0.50	(0.08)	0.00	(0.09)	(0.17)

03/31/2017	10.06	0.26	0.37	0.63	(0.01)	0.00	(0.16)	(0.17)

03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class

03/31/2020	$8.94	$0.28	$(0.63)	$(0.35)	$(0.16)	$0.00	$(0.11)	$(0.27)

03/31/2019	9.65	0.27	(0.52)	(0.25)	(0.16)	(0.21)	(0.09)	(0.46)

03/31/2018	9.15	0.24	0.45	0.69	(0.19)	0.00	0.00	(0.19)

03/31/2017	9.18	0.22	(0.05)	0.17	(0.20)	0.00	0.00	(0.20)

03/31/2016	9.12	0.20	0.03	0.23	(0.00)	0.00	(0.17)	(0.17)
Administrative Class

03/31/2020	8.94	0.25	(0.62)	(0.37)	(0.14)	0.00	(0.11)	(0.25)

03/31/2019	9.65	0.25	(0.53)	(0.28)	(0.13)	(0.21)	(0.09)	(0.43)

03/31/2018	9.15	0.22	0.44	0.66	(0.16)	0.00	0.00	(0.16)

03/31/2017	9.18	0.20	(0.06)	0.14	(0.17)	0.00	0.00	(0.17)

03/31/2016	9.12	0.18	0.02	0.20	(0.00)	0.00	(0.14)	(0.14)
Class A

03/31/2020	8.94	0.24	(0.63)	(0.39)	(0.12)	0.00	(0.11)	(0.23)

03/31/2019	9.65	0.24	(0.53)	(0.29)	(0.12)	(0.21)	(0.09)	(0.42)

01/31/2018 - 03/31/2018	9.77	0.06	(0.15)	(0.09)	(0.03)	0.00	0.00	(0.03)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2020	$10.21	$0.26	$(0.13)	$0.13	$(0.42)	$0.00	$0.00	$(0.42)

03/31/2019	10.22	0.24	(0.02)	0.22	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.22	0.19	0.14	0.33	(0.26)	(0.07)	0.00	(0.33)

03/31/2017	10.00	0.20	0.28	0.48	(0.26)	0.00	0.00	(0.26)

03/31/2016	10.59	0.17	(0.20)	(0.03)	(0.44)	(0.12)	0.00	(0.56)
I-2

03/31/2020	10.21	0.25	(0.13)	0.12	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.22	0.23	(0.02)	0.21	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.22	0.18	0.14	0.32	(0.25)	(0.07)	0.00	(0.32)

03/31/2017	10.00	0.19	0.28	0.47	(0.25)	0.00	0.00	(0.25)

03/31/2016	10.59	0.16	(0.20)	(0.04)	(0.43)	(0.12)	0.00	(0.55)
Administrative Class

03/31/2020	10.21	0.24	(0.13)	0.11	(0.40)	0.00	0.00	(0.40)

03/31/2019	10.22	0.22	(0.03)	0.19	(0.20)	0.00	0.00	(0.20)

03/31/2018	10.22	0.16	0.15	0.31	(0.24)	(0.07)	0.00	(0.31)

03/31/2017	10.00	0.18	0.28	0.46	(0.24)	0.00	0.00	(0.24)

03/31/2016	10.59	0.14	(0.19)	(0.05)	(0.42)	(0.12)	0.00	(0.54)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.38	(7.05)%	$240,570	0.08%		0.94%		0.08%		0.94%		2.12%	21%

7.24	(3.23)	403,252	0.07		0.94		0.07		0.94		4.57	9

7.89	8.83	423,689	0.09	(g)	0.97	(g)	0.09	(g)	0.97	(g)	2.77	4

7.65	10.27	364,302	0.11		0.99		0.11		0.99		5.28	16

7.31	(3.24)	340,542	0.04		0.99		0.04		0.99		4.91	42

$10.49	0.09%	$325,587	0.86%		0.86%		0.65%		0.65%		3.27%	407%

10.79	1.88	403,420	0.85		0.85		0.65		0.65		3.02	299

10.85	5.17	427,754	0.74	(h)	0.74	(h)	0.68	(h)	0.68	(h)	2.83	264

10.52	6.78	453,803	0.77		0.77		0.70		0.70		2.89	341

10.06	(0.92)	903,363	0.74		0.74		0.70		0.70		2.17	263

10.49	(0.30)	13,288	1.26		1.26		1.05		1.05		2.80	407

10.79	1.48	7,874	1.25		1.25		1.05		1.05		2.62	299

10.85	4.75	10,013	1.14	(h)	1.14	(h)	1.08	(h)	1.08	(h)	2.44	264

10.52	6.35	8,484	1.17		1.17		1.10		1.10		2.47	341

10.06	(1.32)	14,080	1.14		1.14		1.10		1.10		1.79	263

$8.32	(4.09)%	$125,831	0.67%		0.67%		0.55%		0.55%		3.09%	440%

8.94	(2.60)	173,384	0.72		0.72		0.55		0.55		2.99	272

9.65	7.56	230,027	0.65		0.65		0.55		0.55		2.51	309

9.15	1.79	294,292	0.61		0.61		0.55		0.55		2.39	433

9.18	2.54	409,319	0.57		0.57		0.55		0.55		2.29	380

8.32	(4.33)	63,445	0.92		0.92		0.80		0.80		2.84	440

8.94	(2.84)	83,658	0.97		0.97		0.80		0.80		2.75	272

9.65	7.29	101,563	0.90		0.90		0.80		0.80		2.27	309

9.15	1.54	107,463	0.86		0.86		0.80		0.80		2.15	433

9.18	2.29	121,198	0.82		0.82		0.80		0.80		2.04	380

8.32	(4.47)	10,391	1.07		1.07		0.95		0.95		2.69	440

8.94	(2.99)	11,099	1.12		1.12		0.95		0.95		2.60	272

9.65	(0.92)	15,496	1.05	*	1.05	*	0.95	*	0.95	*	3.82 *	309

$9.92	1.21%	$757,077	0.59%		0.59%		0.55%		0.55%		2.56%	469%

10.21	2.18	810,426	0.62		0.62		0.55		0.55		2.41	295

10.22	3.24	724,490	0.59		0.59		0.55		0.55		1.83	307

10.22	4.88	572,631	0.57		0.57		0.55		0.55		1.94	395

10.00	(0.09)	492,168	0.57		0.57		0.55		0.55		1.64	354

9.92	1.11	58,463	0.69		0.69		0.65		0.65		2.46	469

10.21	2.08	61,502	0.72		0.72		0.65		0.65		2.30	295

10.22	3.13	70,107	0.69		0.69		0.65		0.65		1.72	307

10.22	4.77	72,658	0.67		0.67		0.65		0.65		1.82	395

10.00	(0.19)	49,706	0.67		0.67		0.65		0.65		1.57	354

9.92	0.96	9,549	0.84		0.84		0.80		0.80		2.30	469

10.21	1.93	5,219	0.87		0.87		0.80		0.80		2.15	295

10.22	2.98	6,344	0.84		0.84		0.80		0.80		1.57	307

10.22	4.62	8,900	0.82		0.82		0.80		0.80		1.72	395

10.00	(0.34)	7,322	0.82		0.82		0.80		0.80		1.42	354

ANNUAL REPORT	MARCH 31, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)
Class A

03/31/2020	$10.21	$0.23	$(0.13)	$0.10	$(0.39)	$0.00	$0.00	$(0.39)

03/31/2019	10.22	0.21	(0.03)	0.18	(0.19)	0.00	0.00	(0.19)

03/31/2018	10.22	0.15	0.15	0.30	(0.23)	(0.07)	0.00	(0.30)

03/31/2017	10.00	0.16	0.29	0.45	(0.23)	0.00	0.00	(0.23)

03/31/2016	10.59	0.14	(0.20)	(0.06)	(0.41)	(0.12)	0.00	(0.53)
Class C

03/31/2020	10.21	0.15	(0.13)	0.02	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.22	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

03/31/2018	10.22	0.07	0.15	0.22	(0.15)	(0.07)	0.00	(0.22)

03/31/2017	10.00	0.09	0.28	0.37	(0.15)	0.00	0.00	(0.15)

03/31/2016	10.59	0.06	(0.20)	(0.14)	(0.33)	(0.12)	0.00	(0.45)

PIMCO International Bond Fund (Unhedged)
Institutional Class

03/31/2020	$9.50	$0.23	$(0.68)	$(0.45)	$(0.19)	$0.00	$(0.03)	$(0.22)

03/31/2019	10.37	0.24	(0.69)	(0.45)	(0.28)	(0.13)	(0.01)	(0.42)

03/31/2018	9.51	0.22	0.79	1.01	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.25	(0.21)	0.04	(0.13)	0.00	(0.06)	(0.19)

03/31/2016	9.62	0.23	(0.02)	0.21	0.00	(0.03)	(0.14)	(0.17)
I-2

03/31/2020	9.50	0.22	(0.68)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

03/31/2019	10.37	0.23	(0.69)	(0.46)	(0.27)	(0.13)	(0.01)	(0.41)

03/31/2018	9.51	0.21	0.79	1.00	(0.14)	0.00	0.00	(0.14)

03/31/2017	9.66	0.24	(0.21)	0.03	(0.12)	0.00	(0.06)	(0.18)

03/31/2016	9.62	0.22	(0.02)	0.20	0.00	(0.03)	(0.13)	(0.16)
I-3

03/31/2020	9.50	0.21	(0.67)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

04/27/2018 - 03/31/2019	10.13	0.20	(0.44)	(0.24)	(0.26)	(0.13)	0.00	(0.39)
Administrative Class

03/31/2020	9.50	0.21	(0.68)	(0.47)	(0.17)	0.00	(0.03)	(0.20)

03/31/2019	10.37	0.21	(0.69)	(0.48)	(0.25)	(0.13)	(0.01)	(0.39)

03/31/2018	9.51	0.19	0.79	0.98	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.21	(0.20)	0.01	(0.10)	0.00	(0.06)	(0.16)

03/31/2016	9.62	0.21	(0.02)	0.19	0.00	(0.03)	(0.12)	(0.15)
Class A

03/31/2020	9.50	0.19	(0.68)	(0.49)	(0.15)	0.00	(0.03)	(0.18)

03/31/2019	10.37	0.20	(0.69)	(0.49)	(0.24)	(0.13)	(0.01)	(0.38)

03/31/2018	9.51	0.18	0.79	0.97	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.66	0.21	(0.21)	0.00	(0.09)	0.00	(0.06)	(0.15)

03/31/2016	9.62	0.19	(0.01)	0.18	0.00	(0.03)	(0.11)	(0.14)
Class C

03/31/2020	9.50	0.12	(0.68)	(0.56)	(0.08)	0.00	(0.03)	(0.11)

03/31/2019	10.37	0.13	(0.69)	(0.56)	(0.17)	(0.13)	(0.01)	(0.31)

03/31/2018	9.51	0.10	0.79	0.89	(0.03)	0.00	0.00	(0.03)

03/31/2017	9.66	0.14	(0.22)	(0.08)	(0.01)	0.00	(0.06)	(0.07)

03/31/2016	9.62	0.13	(0.02)	0.11	0.00	(0.02)	(0.05)	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.50%.
(f)	Effective October 2, 2015, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.55%.
(g)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.54%.
(h)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.92	0.86%	$47,017	0.94%	0.94%	0.90%	0.90%	2.22%	469%

10.21	1.83	61,647	0.97	0.97	0.90	0.90	2.06	295

10.22	2.88	71,213	0.94	0.94	0.90	0.90	1.46	307

10.22	4.51	80,744	0.92	0.92	0.90	0.90	1.60	395

10.00	(0.44)	71,768	0.92	0.92	0.90	0.90	1.33	354

9.92	0.11	7,973	1.69	1.69	1.65	1.65	1.48	469

10.21	1.07	10,315	1.72	1.72	1.65	1.65	1.30	295

10.22	2.11	15,536	1.69	1.69	1.65	1.65	0.71	307

10.22	3.73	22,700	1.67	1.67	1.65	1.65	0.86	395

10.00	(1.20)	26,066	1.67	1.67	1.65	1.65	0.58	354

$8.83	(4.88)%	$748,973	0.63%	0.63%	0.50%	0.50%	2.40%	325%

9.50	(4.25)	938,509	0.66	0.66	0.50	0.50	2.44	208

10.37	10.67	758,960	0.59	0.59	0.50	0.50	2.17	150

9.51	0.35	578,721	0.60	0.60	0.50	0.50	2.56	267

9.66	2.31	715,413	0.52	0.52	0.50	0.50	2.50	327

8.83	(4.98)	123,353	0.73	0.73	0.60	0.60	2.27	325

9.50	(4.35)	133,765	0.76	0.76	0.60	0.60	2.33	208

10.37	10.56	244,642	0.69	0.69	0.60	0.60	2.07	150

9.51	0.25	66,644	0.70	0.70	0.60	0.60	2.44	267

9.66	2.21	73,243	0.62	0.62	0.60	0.60	2.40	327

8.83	(5.02)	89,804	0.78	0.83	0.65	0.70	2.18	325

9.50	(2.24)	36,071	0.81 *	0.86 *	0.65 *	0.70 *	2.11 *	208

8.83	(5.12)	30,519	0.88	0.88	0.75	0.75	2.15	325

9.50	(4.49)	53,398	0.91	0.91	0.75	0.75	2.19	208

10.37	10.40	79,082	0.84	0.84	0.75	0.75	1.92	150

9.51	0.10	33,544	0.85	0.85	0.75	0.75	2.19	267

9.66	2.06	18,614	0.77	0.77	0.75	0.75	2.21	327

8.83	(5.26)	190,729	1.03	1.03	0.90	0.90	1.98	325

9.50	(4.64)	211,975	1.06	1.06	0.90	0.90	2.04	208

10.37	10.23	286,033	0.99	0.99	0.90	0.90	1.83	150

9.51	(0.05)	62,578	1.00	1.00	0.90	0.90	2.18	267

9.66	1.91	89,231	0.92	0.92	0.90	0.90	2.09	327

8.83	(5.97)	4,565	1.78	1.78	1.65	1.65	1.27	325

9.50	(5.35)	8,151	1.81	1.81	1.65	1.65	1.29	208

10.37	9.41	10,820	1.74	1.74	1.65	1.65	1.03	150

9.51	(0.80)	18,596	1.75	1.75	1.65	1.65	1.42	267

9.66	1.14	25,357	1.67	1.67	1.65	1.65	1.36	327

ANNUAL REPORT	MARCH 31, 2020	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:

Investments, at value
Investments in securities*	$2,035,835	$121,190	$2,098,237	$492
Investments in Affiliates	167,794	115	82,530	240,310
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,044	8	1,384	0
Over the counter	13,320	466	159,383	2
Cash	594	1	6,469	1
Deposits with counterparty	17,699	677	12,614	0
Foreign currency, at value	1,650	49	9,046	0
Receivable for investments sold	44,413	255	108,195	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for TBA investments sold	141,723	0	208,929	0
Receivable for Fund shares sold	28,646	27	32	81
Interest and/or dividends receivable	25,477	1,887	28,345	3
Dividends receivable from Affiliates	158	0	399	992
Reimbursement receivable from PIMCO	0	0	0	178
Other assets	0	0	0	0
Total Assets	2,479,353	124,675	2,715,563	242,059

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$128,796	$1,977	$0	$0
Payable for sale-buyback transactions	0	3,931	0	0
Payable for short sales	29,967	0	2,215	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,592	33	2,396	0
Over the counter	12,381	51	228,443	0
Payable for investments purchased	20,711	0	0	0
Payable for investments in Affiliates purchased	158	0	399	999
Payable for investments purchased on a delayed-delivery basis	0	0	0	0
Payable for TBA investments purchased	384,838	0	205,872	0
Deposits from counterparty	14,295	0	18,996	0
Payable for Fund shares redeemed	5,485	152	260,223	290
Distributions payable	1,540	70	12	0
Overdraft due to custodian	0	0	0	0
Accrued investment advisory fees	726	54	920	115
Accrued supervisory and administrative fees	648	43	820	85
Accrued distribution fees	14	0	0	0
Accrued servicing fees	47	0	2	0
Accrued taxes payable	0	0	74	0
Other liabilities	11	1	423	0
Total Liabilities	602,209	6,312	720,795	1,489

Net Assets	$1,877,144	$118,363	$1,994,768	$240,570

Net Assets Consist of:

Paid in capital	$2,387,343	$202,974	$2,884,383	$362,538
Distributable earnings (accumulated loss)	(510,199)	(84,611)	(889,615)	(121,968)

Net Assets	$1,877,144	$118,363	$1,994,768	$240,570

Cost of investments in securities	$2,333,624	$145,022	$2,342,396	$491
Cost of investments in Affiliates	$168,153	$116	$84,587	$262,107
Cost of foreign currency held	$1,684	$56	$9,109	$0
Proceeds received on short sales	$29,968	$0	$2,224	$0
Cost or premiums of financial derivative instruments, net	$(8,470)	$221	$2,722	$(1)

* Includes repurchase agreements of:	$1,286	$655	$283,090	$288

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$568,330	$330,933	$1,330,515	$1,857,700
295	187	56,532	6,037

1,097	1,206	3,497	3,882
6,051	3,677	23,466	25,866
0	0	1	125
6,056	7,193	7,838	23,687
2,895	1,649	4,453	4,790
11,573	7,522	24,177	36,645
66	37	173	248
178,002	217,352	317,409	290,162
391	40	441	2,067
2,851	1,839	5,495	9,174
2	1	118	34
0	0	0	4
0	1	0	1
777,609	571,637	1,774,115	2,260,422

$58,227	$45,393	$58,679	$161,338
8,045	0	2,913	26,029
8,183	2,448	15,664	7,111

1,267	1,172	4,599	4,310
10,595	10,603	26,596	82,032
4,396	3,080	12,401	17,098
2	1	118	34
32	18	82	117
339,328	306,370	754,487	756,640
5,085	2,202	16,728	12,401
2,104	531	873	4,449
3	8	444	268
1,269	31	0	0
101	44	192	261
88	54	241	313
0	13	7	10
3	2	12	43
0	0	0	0
6	0	0	25
438,734	371,970	894,036	1,072,479

$338,875	$199,667	$880,079	$1,187,943

$366,863	$212,685	$916,190	$1,306,958
(27,988)	(13,018)	(36,111)	(119,015)

$338,875	$199,667	$880,079	$1,187,943

$578,402	$330,225	$1,342,625	$1,839,279
$302	$191	$58,032	$6,187
$2,926	$1,661	$4,402	$4,809
$8,028	$2,427	$14,940	$7,503
$1,163	$(140)	$(662)	$2,320

$5,428	$1,628	$12,584	$4,825

ANNUAL REPORT	MARCH 31, 2020	27

Statements of Assets and Liabilities (Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:

Institutional Class	$1,535,816	$118,363	$1,979,921	$240,570
I-2	128,568	N/A	4,518	N/A
I-3	2,754	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	189,790	N/A	10,329	N/A
Class C	20,216	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	167,022	12,538	281,214	37,723
I-2	13,982	N/A	642	N/A
I-3	300	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	20,640	N/A	1,467	N/A
Class C	2,199	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.20	$9.44	$7.04	$6.38
I-2	9.20	N/A	7.04	N/A
I-3	9.20	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	9.20	N/A	7.04	N/A
Class C	9.20	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$325,587	$125,831	$757,077	$748,973
N/A	N/A	58,463	123,353
N/A	N/A	N/A	89,804
N/A	63,445	9,549	30,519
13,288	10,391	47,017	190,729
N/A	N/A	7,973	4,565

31,036	15,119	76,321	84,815
N/A	N/A	5,894	13,969
N/A	N/A	N/A	10,170
N/A	7,623	963	3,456
1,267	1,249	4,740	21,599
N/A	N/A	804	517

$10.49	$8.32	$9.92	$8.83
N/A	N/A	9.92	8.83
N/A	N/A	N/A	8.83
N/A	8.32	9.92	8.83
10.49	8.32	9.92	8.83
N/A	N/A	9.92	8.83

ANNUAL REPORT	MARCH 31, 2020	29

Statements of Operations

Year Ended March 31, 2020
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:

Interest, net of foreign taxes*	$113,465	$7,867	$132,626	$7
Dividends, net of foreign taxes**	0	14	0	0
Dividends from Investments in Affiliates	1,603	19	12,402	7,018
Miscellaneous income	0	0	0	0
Total Income	115,068	7,900	145,028	7,025

Expenses:

Investment advisory fees	9,606	703	12,883	1,724
Supervisory and administrative fees	8,573	563	11,478	1,277
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A
Distribution fees - Class C	207	N/A	N/A	N/A
Servicing fees - Class A	577	N/A	36	N/A
Servicing fees - Class C	69	N/A	N/A	N/A
Trustee fees	12	1	17	2
Interest expense	1,009	164	883	9
Miscellaneous expense	0	0	2	0
Total Expenses	20,053	1,431	25,299	3,012
Waiver and/or Reimbursement by PIMCO	(1)	0	0	(2,755)
Net Expenses	20,052	1,431	25,299	257

Net Investment Income (Loss)	95,016	6,469	119,729	6,768

Net Realized Gain (Loss):

Investments in securities	(861)	2,835	(134,346)	0
Investments in Affiliates	(545)	(1)	(6,743)	(16,024)
Exchange-traded or centrally cleared financial derivative instruments	12,571	695	(6,193)	0
Over the counter financial derivative instruments	15,272	240	27,359	8
Short sales	(5,403)	4	2,840	0
Foreign currency	(2,566)	(79)	(4,782)	0

Net Realized Gain (Loss)	18,468	3,694	(121,865)	(16,016)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(236,732)	(18,712)	(143,289)	1
Investments in Affiliates	(355)	(1)	(871)	(4,552)
Exchange-traded or centrally cleared financial derivative instruments	12,260	753	(21,594)	0
Over the counter financial derivative instruments	(4,658)	334	(68,406)	3
Short sales	332	0	0	0
Foreign currency assets and liabilities	756	19	(2,860)	0

Net Change in Unrealized Appreciation (Depreciation)	(228,397)	(17,607)	(237,020)	(4,548)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(114,913)	$(7,444)	$(239,156)	$(13,796)

* Foreign tax withholdings	$0	$1	$1,765	$0
** Foreign tax withholdings - Dividends	$0	$2	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$15,792	$9,262	$29,970	$40,508
18	15	36	32
63	104	1,917	1,330
0	2	0	0
15,873	9,383	31,923	41,870

1,347	624	2,528	3,472
1,172	766	3,167	4,104
N/A	189	16	107
N/A	N/A	70	47
24	30	137	528
N/A	N/A	23	16
2	2	6	8
799	301	434	1,749
4	2	3	10
3,348	1,914	6,384	10,041
0	0	0	(37)
3,348	1,914	6,384	10,004

12,525	7,469	25,539	31,866

6,840	4,880	14,138	5,701
(31)	(24)	(208)	(688)
(2,444)	(6,851)	(10,401)	(10,709)
5,260	(1,728)	13,490	(23,545)
(619)	(475)	(1,315)	(2,169)
(754)	526	(3,447)	(1,034)

8,252	(3,672)	12,257	(32,444)

(13,099)	(7,097)	(25,209)	(11,442)
7	4	(1,288)	290
(1,567)	1,361	1,137	(10,563)
(4,038)	(5,942)	(2,722)	(45,046)
143	163	(129)	1,083
83	(421)	1,758	(22)

(18,471)	(11,932)	(26,453)	(65,700)

$2,306	$(8,135)	$11,343	$(66,278)

$63	$1	$0	$77
$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2020	31

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund			PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency and Short-Term Investments Fund			PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$95,016	$83,103		$6,469	$7,165	$119,729	$133,418		$6,768	$18,144
Net realized gain (loss)	18,468	6,322		3,694	(1,121)	(121,865)	(287,672)		(16,016)	(3,130)
Net change in unrealized appreciation (depreciation)	(228,397)	(15,171)		(17,607)	570	(237,020)	(92,564)		(4,548)	(29,784)

Net Increase (Decrease) in Net Assets Resulting from Operations	(114,913)	74,254		(7,444)	6,614	(239,156)	(246,818)		(13,796)	(14,770)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(80,502)	(70,004)		(6,284)	(6,913)	(28,425)	(340,719)		(13,815)	(18,117)
I-2	(6,695)	(4,723)		N/A	N/A	(41)	(760)		N/A	N/A
I-3	(97)	(31	)(a)	N/A	N/A	N/A	N/A		N/A	N/A
Administrative Class	N/A	(84	)(b)	N/A	N/A	N/A	N/A		N/A	N/A
Class A	(9,902)	(9,564)		N/A	N/A	(93)	(2,012)		N/A	N/A
Class C	(972)	(1,142)		N/A	N/A	N/A	(27	)(c)	N/A	N/A

Tax basis return of capital
Institutional Class	0	0		0	0	(85,098)	(29,553)		(3,168)	(3,049)
I-2	0	0		N/A	N/A	(135)	(57)		N/A	N/A
I-3	0	0	(a)	N/A	N/A	N/A	0		N/A	N/A
Administrative Class	N/A	0	(b)	N/A	N/A	N/A	0		N/A	N/A
Class A	0	0		N/A	N/A	(428)	(176)		N/A	N/A
Class C	0	0		N/A	N/A	N/A	(13	)(c)	N/A	N/A

Total Distributions(d)	(98,168)	(85,548)		(6,284)	(6,913)	(114,220)	(373,317)		(16,983)	(21,166)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(135,478)	267,831		(25,928)	18,069	(553,223)	(645,845)		(131,903)	15,499

Total Increase (Decrease) in Net Assets	(348,559)	256,537		(39,656)	17,770	(906,599)	(1,265,980)		(162,682)	(20,437)

Net Assets:

Beginning of year	2,225,703	1,969,166		158,019	140,249	2,901,367	4,167,347		403,252	423,689
End of year	$1,877,144	$2,225,703		$118,363	$158,019	$1,994,768	$2,901,367		$240,570	$403,252

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)	Class C Shares liquidated at the close of business on October 31, 2018.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(e)	Class I-2 Shares liquidated at the close of business February 07, 2020.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund				PIMCO Global Bond Opportunities Fund (Unhedged)		PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)		PIMCO International Bond Fund (Unhedged)

Year Ended March 31, 2020		Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2020	Year Ended March 31, 2019

$12,525		$12,874		$7,469	$8,340	$25,539	$21,160	$31,866	$30,493
8,252		9,409		(3,672)	(12,721)	12,257	22,272	(32,444)	(59,930)
(18,471)		(15,352)		(11,932)	(5,353)	(26,453)	(22,974)	(65,700)	(32,709)

2,306		6,931		(8,135)	(9,734)	11,343	20,458	(66,278)	(62,146)

(10,958)		(10,097)		(2,854)	(7,010)	(34,566)	(16,905)	(18,521)	(31,218)
(53	)(e)	(58)		N/A	N/A	(2,783)	(1,413)	(3,016)	(9,785)
N/A		N/A		N/A	N/A	N/A	N/A	(1,358)	(1,159	)(a)
N/A		N/A		(1,141)	(3,265)	(248)	(109)	(790)	(2,275)
(241)		(171)		(163)	(468)	(2,026)	(1,280)	(3,442)	(8,174)
N/A		(27	)(c)	N/A	N/A	(270)	(142)	(58)	(244)

0		0		(2,046)	(1,741)	0	0	(2,380)	(1,419)
0	(e)	0		N/A	N/A	0	0	(416)	(202)
N/A		N/A		N/A	N/A	N/A	N/A	(198)	(55	)(a)
N/A		N/A		(955)	(839)	0	0	(114)	(81)
0		0		(153)	(125)	0	0	(561)	(321)
N/A		0	(c)	N/A	N/A	0	0	(17)	(12)

(11,252)		(10,353)		(7,312)	(13,448)	(39,893)	(19,849)	(30,871)	(54,945)

(65,634)		(28,210)		(53,027)	(55,763)	(40,480)	60,810	(96,777)	119,423

(74,580)		(31,632)		(68,474)	(78,945)	(69,030)	61,419	(193,926)	2,332

413,455		445,087		268,141	347,086	949,109	887,690	1,381,869	1,379,537
$338,875		$413,455		$199,667	$268,141	$880,079	$949,109	$1,187,943	$1,381,869

ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO Emerging Markets Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.5%

ANGOLA 0.1%

SOVEREIGN ISSUES 0.1%

Angolan Government International Bond
8.250% due 05/09/2028		$1,400	$	583
9.125% due 11/26/2049		3,600		1,461
9.500% due 11/12/2025		1,800		775

Total Angola (Cost $7,240)				2,819

ARGENTINA 1.7%

SOVEREIGN ISSUES 1.7%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	1,000		292
3.380% due 12/31/2038 þ		17,700		5,297
3.750% due 12/31/2038 þ		$33,700		10,222
5.250% due 01/15/2028	EUR	200		56
5.875% due 01/11/2028		$5,300		1,450
6.250% due 11/09/2047	EUR	1,160		324
6.625% due 07/06/2028 (i)		$1,600		428
6.875% due 01/26/2027		7,150		2,002
6.875% due 01/11/2048		14,135		3,728
7.125% due 07/06/2036		8,100		2,118
7.125% due 06/28/2117		200		53
7.500% due 04/22/2026		880		249
7.625% due 04/22/2046		600		156
7.820% due 12/31/2033	EUR	7,417		2,746

Provincia de Buenos Aires
9.950% due 06/09/2021		$1,200		372
10.875% due 01/26/2021		333		107

Provincia de Cordoba
7.125% due 06/10/2021		250		165

Provincia de la Rioja
9.750% due 02/24/2025		1,500		595

Provincia de Neuquen
7.500% due 04/27/2025		1,340		858

Total Argentina (Cost $77,453)				31,218

ARMENIA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Armenia International Bond
3.950% due 09/26/2029		$2,400		2,132

Total Armenia (Cost $2,353)				2,132

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026 (i)	EUR	1,500		1,214

Total Austria (Cost $1,599)				1,214

AZERBAIJAN 1.5%

CORPORATE BONDS & NOTES 1.3%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$24,000		24,616

SOVEREIGN ISSUES 0.2%

Azerbaijan Government International Bond
4.750% due 03/18/2024		3,400		3,331

Total Azerbaijan (Cost $28,597)				27,947

BAHAMAS 0.3%

SOVEREIGN ISSUES 0.3%

Bahamas Government International Bond
6.000% due 11/21/2028		$6,150		5,403

Total Bahamas (Cost $6,184)				5,403

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BAHRAIN 0.1%

SOVEREIGN ISSUES 0.1%

Bahrain Government International Bond
5.625% due 09/30/2031		$2,500	$	2,075

Total Bahrain (Cost $2,651)				2,075

BRAZIL 5.0%

CORPORATE BONDS & NOTES 3.3%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$4,800		4,224

Banco Votorantim S.A.
4.000% due 09/24/2022		2,600		2,525
4.500% due 09/24/2024		600		542

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		28,560		28,890

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		2,900		2,580

CSN Resources S.A.
7.625% due 02/13/2023		300		210

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		500		430

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (e)(f)		9,803		108

Petrobras Global Finance BV
5.093% due 01/15/2030		2,373		2,174
6.850% due 06/05/2115		3,000		2,866
6.875% due 01/20/2040		1,562		1,541
7.250% due 03/17/2044		1,500		1,532

Rede D’or Finance SARL
4.500% due 01/22/2030		2,700		2,356

Vale Overseas Ltd.
6.250% due 08/10/2026		2,300		2,497
6.875% due 11/21/2036		3,180		3,564
6.875% due 11/10/2039		3,750		4,173

Vale S.A.
3.750% due 01/10/2023	EUR	900		976

				61,188

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$11,900		11,929

SOVEREIGN ISSUES 1.1%

Brazil Government International Bond
4.750% due 01/14/2050		20,474		18,909
5.000% due 01/27/2045		1,875		1,795

				20,704

Total Brazil (Cost $93,881)				93,821

CAYMAN ISLANDS 2.8%

ASSET-BACKED SECURITIES 0.1%

Garanti Diversified Payment Rights Finance Co.
4.550% due 10/09/2021 «•		$1,808		1,802

CORPORATE BONDS & NOTES 2.7%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (e)		5,050		2,878

China Evergrande Group
8.250% due 03/23/2022		4,400		3,586

CK Hutchison International Ltd.
3.375% due 09/06/2049		4,000		4,110

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022		500		504

Interoceanica Finance Ltd.
0.000% due 05/15/2030 (e)		6,100		4,974

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Lima Metro Line 2 Finance Ltd.
4.350% due 04/05/2036		$4,100	$	3,906

Lima Metro Line Finance Ltd.
4.350% due 04/05/2036		200		191
5.875% due 07/05/2034		1,034		1,113

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		4,900		4,159

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		8,901		2,924

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		3,356		2,701

Sunac China Holdings Ltd.
6.875% due 08/08/2020		1,200		1,188
7.350% due 07/19/2021		600		585
8.625% due 07/27/2020		2,200		2,185

Tencent Holdings Ltd.
3.975% due 04/11/2029		14,100		15,712

				50,716

Total Cayman Islands (Cost $54,694)				52,518

CHILE 3.4%

CORPORATE BONDS & NOTES 2.7%

Banco del Estado de Chile
2.704% due 01/09/2025		$1,600		1,496

Banco Santander Chile
2.700% due 01/10/2025		2,350		2,265

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030		2,000		1,864
3.625% due 08/01/2027		400		394
3.700% due 01/30/2050		2,000		1,742
4.250% due 07/17/2042		4,600		4,428
4.500% due 09/16/2025		6,500		6,748
4.500% due 08/01/2047		700		704
4.875% due 11/04/2044		4,100		4,234

Embotelladora Andina S.A.
3.950% due 01/21/2050		1,650		1,412

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		12,500		12,058

GNL Quintero S.A.
4.634% due 07/31/2029		6,400		6,135

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		8,960		8,141

				51,621

SOVEREIGN ISSUES 0.7%

Chile Government International Bond
1.250% due 01/29/2040	EUR	12,600		12,026
3.625% due 10/30/2042		$1,000		1,068

				13,094

Total Chile (Cost $68,104)				64,715

CHINA 1.3%

CORPORATE BONDS & NOTES 1.3%

CNAC HK Finbridge Co. Ltd.
3.500% due 07/19/2022		$1,500		1,491
4.625% due 03/14/2023		2,000		2,051

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027		1,500		1,635

Sinopec Group Overseas Development Ltd.
3.680% due 08/08/2049 (i)		2,700		2,945
3.680% due 08/08/2049		500		545
3.900% due 05/17/2022		500		513
4.125% due 09/12/2025		2,100		2,293
4.375% due 10/17/2023 (i)		2,000		2,124
4.375% due 04/10/2024		2,000		2,140
4.875% due 05/17/2042		5,710		7,169

Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026		2,100		2,223

Total China (Cost $23,081)				25,129

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
COLOMBIA 1.5%

CORPORATE BONDS & NOTES 0.4%

Ecopetrol S.A.
5.875% due 05/28/2045		$2,100	$	1,882
7.375% due 09/18/2043		5,200		5,299

				7,181

SOVEREIGN ISSUES 1.1%

Colombia Government International Bond
5.000% due 06/15/2045		7,000		7,245
5.200% due 05/15/2049		1,300		1,375
6.125% due 01/18/2041		4,100		4,739
7.375% due 09/18/2037		6,225		7,814

				21,173

Total Colombia (Cost $27,035)				28,354

COSTA RICA 0.5%

SOVEREIGN ISSUES 0.5%

Costa Rica Government International Bond
5.625% due 04/30/2043		$10,100		7,376
6.125% due 02/19/2031		2,400		2,039
7.158% due 03/12/2045		200		162

Total Costa Rica (Cost $11,869)				9,577

DOMINICAN REPUBLIC 2.8%

SOVEREIGN ISSUES 2.8%

Dominican Republic International Bond
5.500% due 01/27/2025		$10,300		9,978
5.875% due 04/18/2024		1,500		1,491
5.950% due 01/25/2027		9,700		9,254
6.000% due 07/19/2028 (i)		8,200		7,842
6.000% due 07/19/2028		1,150		1,100
6.400% due 06/05/2049		8,800		7,835
6.500% due 02/15/2048		3,600		3,204
6.850% due 01/27/2045		3,100		2,875
6.875% due 01/29/2026		2,700		2,710
7.500% due 05/06/2021		1,467		1,471
10.750% due 08/11/2028	DOP	214,900		3,859
10.875% due 01/14/2026		33,400		617

Total Dominican Republic (Cost $54,709)				52,236

ECUADOR 0.5%

SOVEREIGN ISSUES 0.5%

Ecuador Government International Bond
7.875% due 01/23/2028		$8,400		2,387
8.750% due 06/02/2023		3,250		975
8.875% due 10/23/2027		200		51
9.500% due 03/27/2030		5,000		1,500
9.625% due 06/02/2027		2,300		633
10.750% due 01/31/2029		13,500		3,881

Total Ecuador (Cost $30,332)				9,427

EGYPT 1.9%

SOVEREIGN ISSUES 1.9%

Egypt Government International Bond
4.750% due 04/11/2025	EUR	5,100		4,912
5.577% due 02/21/2023		$2,800		2,603
6.125% due 01/31/2022		11,600		11,212
6.375% due 04/11/2031	EUR	900		789
7.053% due 01/15/2032 (i)		$3,000		2,439
7.500% due 01/31/2027		2,500		2,283
7.600% due 03/01/2029		1,200		1,079
7.903% due 02/21/2048		4,300		3,510
8.500% due 01/31/2047		7,500		6,185
8.700% due 03/01/2049		1,100		918

Total Egypt (Cost $41,055)				35,930

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
EL SALVADOR 0.5%

SOVEREIGN ISSUES 0.5%

El Salvador Government International Bond
5.875% due 01/30/2025		$970	$	860
7.125% due 01/20/2050		4,350		3,389
7.625% due 09/21/2034		3,070		2,467
7.750% due 01/24/2023		500		489
8.250% due 04/10/2032		1,510		1,391

Total El Salvador (Cost $10,589)				8,596

GABON 0.0%

SOVEREIGN ISSUES 0.0%

Gabon Government International Bond
6.375% due 12/12/2024		$693		486

Total Gabon (Cost $678)				486

GERMANY 0.6%

CORPORATE BONDS & NOTES 0.6%

Deutsche Bank AG
2.882% (US0003M + 1.190%) due 11/16/2022 ~		$2,200		1,996
3.700% due 05/30/2024		3,500		3,288
3.950% due 02/27/2023		5,600		5,570

Total Germany (Cost $10,714)				10,854

GHANA 1.2%

SOVEREIGN ISSUES 1.2%

Ghana Government International Bond
6.375% due 02/11/2027		$2,500		1,844
7.875% due 03/26/2027		3,300		2,459
8.125% due 03/26/2032		8,800		6,281
8.750% due 03/11/2061		7,800		5,447
8.950% due 03/26/2051		3,800		2,701

Republic of Ghana Government Bonds
17.500% due 06/28/2021	GHS	5,000		841
19.500% due 10/18/2021		10,000		1,711
20.750% due 01/16/2023		5,000		861

Total Ghana (Cost $29,308)				22,145

GUATEMALA 1.0%

SOVEREIGN ISSUES 1.0%

Guatemala Government International Bond
4.375% due 06/05/2027		$3,300		3,196
4.500% due 05/03/2026		400		392
4.875% due 02/13/2028		1,900		1,859
4.900% due 06/01/2030		3,000		2,898
5.750% due 06/06/2022		3,400		3,437
6.125% due 06/01/2050		6,400		6,418

Total Guatemala (Cost $18,019)				18,200

HONG KONG 0.5%

CORPORATE BONDS & NOTES 0.5%

CNOOC Finance Ltd.
3.000% due 05/09/2023		$900		919
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		1,700		1,819

Nexen, Inc.
6.400% due 05/15/2037 (i)		1,130		1,554
7.500% due 07/30/2039		3,370		5,284

Total Hong Kong (Cost $8,195)				9,576

INDIA 1.6%

CORPORATE BONDS & NOTES 0.9%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$3,900		3,242

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Adani Transmission Ltd.
4.250% due 05/21/2036		$1,600	$	1,447

Delhi International Airport Ltd.
6.450% due 06/04/2029		3,700		3,064

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		1,700		1,514
3.950% due 02/13/2050		1,100		907

Muthoot Finance Ltd.
4.400% due 09/02/2023		2,800		2,211

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		5,400		3,781

				16,166

SOVEREIGN ISSUES 0.7%

Export-Import Bank of India
3.250% due 01/15/2030		3,900		3,483
3.375% due 08/05/2026		9,800		9,375

				12,858

Total India (Cost $34,110)				29,024

INDONESIA 7.1%

CORPORATE BONDS & NOTES 2.8%

Indonesia Asahan Aluminium Persero PT
5.710% due 11/15/2023 (i)		$5,300		5,427

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		3,000		2,996

Pelabuhan Indonesia PT
4.250% due 05/05/2025		5,900		5,819
5.375% due 05/05/2045		2,000		1,986

Pertamina Persero PT
4.175% due 01/21/2050		2,800		2,419
5.625% due 05/20/2043		1,000		1,020
6.000% due 05/03/2042 (i)		6,530		6,954
6.000% due 05/03/2042		10,328		10,998
6.450% due 05/30/2044		6,400		7,036

Perusahaan Listrik Negara PT
4.125% due 05/15/2027 (i)		1,000		972
4.375% due 02/05/2050		3,000		2,687
5.375% due 01/25/2029		4,300		4,509

				52,823

SOVEREIGN ISSUES 4.3%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	1,700		1,882
3.700% due 10/30/2049 (i)		$1,000		1,002
3.750% due 04/25/2022		200		202
4.450% due 02/11/2024 (i)		3,600		3,735
4.625% due 04/15/2043		400		427
5.125% due 01/15/2045		5,000		5,601
5.250% due 01/08/2047		2,000		2,225
5.375% due 10/17/2023		1,000		1,068
6.625% due 02/17/2037		5,040		6,378
6.750% due 01/15/2044 (i)		16,600		21,758
6.750% due 01/15/2044		2,500		3,277
7.750% due 01/17/2038		6,225		8,650
8.500% due 10/12/2035		3,590		5,172

Perusahaan Penerbit SBSN Indonesia
4.400% due 03/01/2028		1,700		1,722
4.450% due 02/20/2029 (i)		12,500		12,808
4.550% due 03/29/2026		5,000		5,155

				81,062

Total Indonesia (Cost $126,049)				133,885

IRELAND 0.7%

CORPORATE BONDS & NOTES 0.7%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000		1,557
Vnesheconombank Via VEB Finance PLC

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.025% due 07/05/2022		$7,000	$	7,101
6.800% due 11/22/2025		4,000		4,251

Total Ireland (Cost $12,889)				12,909

ISRAEL 0.8%

CORPORATE BONDS & NOTES 0.3%

Israel Electric Corp. Ltd.
4.250% due 08/14/2028		$5,600		5,738

SOVEREIGN ISSUES 0.5%

State of Israel
3.375% due 01/15/2050		9,900		9,653

Total Israel (Cost $15,180)				15,391

IVORY COAST 0.3%

SOVEREIGN ISSUES 0.3%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	5,450		5,180

Total Ivory Coast (Cost $6,217)				5,180

JAMAICA 0.1%

CORPORATE BONDS & NOTES 0.1%

TransJamaican Highway Ltd.
5.750% due 10/10/2036		$2,000		1,935

Total Jamaica (Cost $2,000)				1,935

JERSEY, CHANNEL ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%

ARTS Ltd.
2.521% due 09/15/2021 «•		$1,569		1,551

Total Jersey, Channel Islands (Cost $1,556)				1,551

JORDAN 0.4%

SOVEREIGN ISSUES 0.4%

Jordan Government International Bond
5.750% due 01/31/2027		$5,800		5,143
6.125% due 01/29/2026		1,900		1,740
7.375% due 10/10/2047		800		675

Total Jordan (Cost $8,496)				7,558

KAZAKHSTAN 0.9%

CORPORATE BONDS & NOTES 0.3%

KazMunayGas National Co. JSC
4.750% due 04/19/2027		$4,200		4,044
5.375% due 04/24/2030		385		381
5.750% due 04/19/2047		300		299

				4,724

SOVEREIGN ISSUES 0.6%

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	2,100		2,349
4.875% due 10/14/2044		$5,700		6,453
6.500% due 07/21/2045		1,600		2,103

				10,905

Total Kazakhstan (Cost $14,294)				15,629

KENYA 0.7%

SOVEREIGN ISSUES 0.7%

Kenya Government International Bond
6.875% due 06/24/2024		$10,864		10,397
7.250% due 02/28/2028		2,300		2,151

Total Kenya (Cost $13,535)				12,548

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
LUXEMBOURG 2.8%

CORPORATE BONDS & NOTES 2.8%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)	$5,143	$	2,057
10.000% due 11/09/2024 ^«(b)(c)	751		19

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	8,320		8,329
6.000% due 11/27/2023	7,700		8,108

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022	2,300		2,336
4.950% due 02/06/2028	5,000		5,229
5.150% due 02/11/2026	13,200		13,841
6.510% due 03/07/2022	3,913		4,061
8.625% due 04/28/2034	1,100		1,519

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(c)	2,919		0

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022	3,300		3,278
5.250% due 05/23/2023 (g)	400		398

Unigel Luxembourg S.A.
8.750% due 10/01/2026	4,500		2,723

Total Luxembourg (Cost $53,397)			51,898

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
4.500% due 03/18/2045	$900		942

Total Malaysia (Cost $890)			942

MARSHALL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

Nakilat, Inc.
6.267% due 12/31/2033	$378		427

Total Marshall Islands (Cost $451)			427

MAURITIUS 0.2%

CORPORATE BONDS & NOTES 0.2%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026	$5,600		4,647

Total Mauritius (Cost $5,599)			4,647

	SHARES
MEXICO 7.4%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «(d)	93,349		0

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)	93,450		3

			3

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.6%

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(f)(g)	$900		687

BBVA Bancomer S.A.
6.750% due 09/30/2022	1,000		998

Cibanco S.A. Ibm
4.962% due 07/18/2029	2,700		2,386

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(c)	900		0

Minera Mexico S.A. de C.V.
4.500% due 01/26/2050	5,500		4,677

Petroleos Mexicanos
5.350% due 02/12/2028 (i)	10,500		7,335
5.950% due 01/28/2031	2,700		1,870

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.350% due 02/12/2048		$26,092	$	16,576
6.490% due 01/23/2027		11,262		8,348
6.500% due 03/13/2027		2,100		1,572
6.625% due 06/15/2035		1,225		836
6.750% due 09/21/2047		5,500		3,573
6.840% due 01/23/2030		3,521		2,566
6.950% due 01/28/2060		21,136		14,340
7.690% due 01/23/2050		19,861		14,008

Trust Fibra Uno
4.869% due 01/15/2030		3,300		2,872
6.390% due 01/15/2050		3,400		3,163
6.950% due 01/30/2044		200		190

				85,997

SOVEREIGN ISSUES 2.8%

Mexico Government International Bond
3.250% due 04/16/2030		5,780		5,432
4.000% due 03/15/2115	EUR	9,050		8,909
4.500% due 04/22/2029		$4,300		4,427
4.500% due 01/31/2050		5,867		5,835
4.600% due 01/23/2046 (i)		7,412		7,411
5.750% due 10/12/2110		19,250		20,044

				52,058

Total Mexico (Cost $183,715)				138,058

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%

Mongolia Government International Bond
5.125% due 12/05/2022		$7,030		6,327
5.625% due 05/01/2023		1,400		1,260

Total Mongolia (Cost $8,247)				7,587

MOROCCO 0.1%

CORPORATE BONDS & NOTES 0.1%

OCP S.A.
5.625% due 04/25/2024		$2,500		2,489

Total Morocco (Cost $2,565)				2,489

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$2,300		1,978

Total Namibia (Cost $2,243)				1,978

NETHERLANDS 0.9%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	215		234

CORPORATE BONDS & NOTES 0.9%

ING Bank NV
0.000% due 07/09/2020 (e)		$4,000		3,907

InterCement Financial Operations BV
5.750% due 07/17/2024		500		291

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		1,500		1,567

Metinvest BV
7.750% due 04/23/2023		605		436
7.750% due 10/17/2029		7,150		4,826
8.500% due 04/23/2026		2,800		1,992

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		2,850		2,427

Prosus NV
3.680% due 01/21/2030		1,300		1,181

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Syngenta Finance NV
4.441% due 04/24/2023	$300	$	283

			16,910

Total Netherlands (Cost $21,414)			17,144

NIGERIA 1.5%

SOVEREIGN ISSUES 1.5%

Nigeria Government International Bond
5.625% due 06/27/2022	$2,000	$	1,742
6.375% due 07/12/2023	2,600		2,173
6.500% due 11/28/2027	15,100		10,568
7.143% due 02/23/2030	7,000		4,915
7.625% due 11/21/2025	1,800		1,406
7.875% due 02/16/2032	7,600		5,377
8.747% due 01/21/2031	1,700		1,237

Total Nigeria (Cost $36,648)			27,418

OMAN 2.0%

SOVEREIGN ISSUES 2.0%

Oman Government International Bond
3.625% due 06/15/2021	$1,100		1,017
4.875% due 02/01/2025	1,400		1,093
5.375% due 03/08/2027 (i)	7,900		5,697
5.625% due 01/17/2028	9,300		6,696
6.000% due 08/01/2029	29,200		21,078
6.500% due 03/08/2047	1,900		1,252

Total Oman (Cost $50,002)			36,833

PAKISTAN 0.3%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021	$2,400		2,302
5.625% due 12/05/2022	1,100		1,032

			3,334

SOVEREIGN ISSUES 0.1%

Pakistan Government International Bond
6.875% due 12/05/2027	2,500		2,089

Total Pakistan (Cost $5,895)			5,423

PANAMA 1.5%

CORPORATE BONDS & NOTES 0.3%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048	$4,900		5,343

ENA Norte Trust
4.950% due 04/25/2028	1,084		1,082

			6,425

SOVEREIGN ISSUES 1.2%

Panama Government International Bond
4.300% due 04/29/2053	1,700		1,847
4.500% due 05/15/2047	3,000		3,316
4.500% due 04/01/2056 (a)	9,700		10,597
6.700% due 01/26/2036	2,000		2,588
8.125% due 04/28/2034	2,860		3,818
9.375% due 01/16/2023	900		1,069

			23,235

Total Panama (Cost $27,737)			29,660

PARAGUAY 0.5%

SOVEREIGN ISSUES 0.5%

Paraguay Government International Bond
5.400% due 03/30/2050	$2,600		2,652
6.100% due 08/11/2044	6,700		7,136

Total Paraguay (Cost $9,719)			9,788

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
PERU 1.3%

CORPORATE BONDS & NOTES 0.4%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,500	$	4,278

Petroleos del Peru S.A.
4.750% due 06/19/2032		$800		735
5.625% due 06/19/2047		3,800		3,463

				8,476

SOVEREIGN ISSUES 0.9%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		8,700		8,278

Peru Government International Bond
5.350% due 08/12/2040	PEN	29,500		8,099
8.750% due 11/21/2033		$300		478

				16,855

Total Peru (Cost $26,619)				25,331

QATAR 2.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~		$4,400		4,395
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~		7,200		7,193

				11,588

SOVEREIGN ISSUES 2.2%

Qatar Government International Bond
3.375% due 03/14/2024		6,000		6,124
4.000% due 03/14/2029 (i)		13,500		14,494
4.625% due 06/02/2046		4,100		4,756
4.817% due 03/14/2049		1,730		2,046
4.817% due 03/14/2049 (i)		12,000		14,192

				41,612

Total Qatar (Cost $50,543)				53,200

ROMANIA 0.9%

SOVEREIGN ISSUES 0.9%

Romania Government International Bond
2.000% due 12/08/2026	EUR	4,500		4,937
2.124% due 07/16/2031		10,950		11,122
2.875% due 05/26/2028		100		115
3.500% due 04/03/2034		400		448
4.625% due 04/03/2049		500		586

Total Romania (Cost $18,674)				17,208

RUSSIA 4.4%

CORPORATE BONDS & NOTES 0.2%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$4,000		4,027

SOVEREIGN ISSUES 4.2%

Russia Government International Bond
2.875% due 12/04/2025	EUR	1,800		2,091
4.250% due 06/23/2027		$2,400		2,521
4.375% due 03/21/2029		9,800		10,510
4.750% due 05/27/2026		7,600		8,090
5.100% due 03/28/2035		10,800		12,495
5.250% due 06/23/2047		2,400		2,916
5.625% due 04/04/2042		4,400		5,376
5.875% due 09/16/2043		800		996
6.000% due 10/06/2027 (i)	RUB	697,800		8,640
7.250% due 05/10/2034 (i)		690,400		9,191
7.650% due 04/10/2030 (i)		904,600		12,354
7.700% due 03/23/2033 (i)		32,100		443

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
12.750% due 06/24/2028		$1,525	$	2,535

				78,158

Total Russia (Cost $86,558)				82,185

SAUDI ARABIA 1.9%

CORPORATE BONDS & NOTES 0.0%

Saudi Arabian Oil Co.
2.875% due 04/16/2024		$300		292

SOVEREIGN ISSUES 1.9%

Saudi Government International Bond
2.875% due 03/04/2023		200		200
3.625% due 03/04/2028		5,600		5,712
3.750% due 01/21/2055		11,400		10,548
4.500% due 04/17/2030		4,500		4,861
4.500% due 10/26/2046		12,400		12,637
5.250% due 01/16/2050		2,260		2,540

				36,498

Total Saudi Arabia (Cost $38,755)				36,790

SENEGAL 1.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Republic of Senegal
3.000% (EUR003M + 3.000%) due 06/03/2020 «~	EUR	7,500		8,085

SOVEREIGN ISSUES 0.6%

Senegal Government International Bond
4.750% due 03/13/2028		2,500		2,515
6.250% due 05/23/2033		$2,300		2,079
6.750% due 03/13/2048		1,600		1,325
8.750% due 05/13/2021		4,800		4,742

				10,661

Total Senegal (Cost $20,105)				18,746

SERBIA 1.0%

SOVEREIGN ISSUES 1.0%

Serbia Government International Bond
1.500% due 06/26/2029	EUR	17,800		18,015

Total Serbia (Cost $19,696)				18,015

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%

BOC Aviation Ltd.
2.375% due 09/15/2021		$210		211

Medco Bell Pte Ltd.
6.375% due 01/30/2027		2,900		1,718

Total Singapore (Cost $3,070)				1,929

SOUTH AFRICA 4.2%

CORPORATE BONDS & NOTES 1.3%

AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040		$1,300		1,161

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		5,950		5,087
6.350% due 08/10/2028		3,100		2,657
6.750% due 08/06/2023		8,100		6,079

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,700		3,459

Sasol Financing USA LLC
5.875% due 03/27/2024		8,300		3,490
6.500% due 09/27/2028		4,100		1,685

				23,618

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.4%

Eskom Holdings SOC Ltd.
4.663% (LIBOR03M + 2.900%) due 07/07/2021 «~		$26,300	$	26,516

SOVEREIGN ISSUES 1.5%

South Africa Government International Bond
4.300% due 10/12/2028		200		165
4.850% due 09/27/2027		500		442
4.850% due 09/30/2029		2,400		1,980
4.875% due 04/14/2026		2,000		1,792
5.375% due 07/24/2044		200		144
5.650% due 09/27/2047		2,400		1,782
5.750% due 09/30/2049		11,600		8,468
5.875% due 06/22/2030		15,000		13,126

				27,899

Total South Africa (Cost $93,513)				78,033

SRI LANKA 1.0%

SOVEREIGN ISSUES 1.0%

Sri Lanka Government International Bond
5.750% due 01/18/2022		$4,600		3,174
5.875% due 07/25/2022		1,900		1,311
6.125% due 06/03/2025		3,100		1,922
6.200% due 05/11/2027		5,600		3,416
6.250% due 10/04/2020		4,800		3,552
6.250% due 07/27/2021		1,000		690
6.825% due 07/18/2026		500		310
6.850% due 11/03/2025		4,100		2,542
7.850% due 03/14/2029		2,600		1,560

Total Sri Lanka (Cost $26,973)				18,477

TANZANIA 0.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
7.116% (LIBOR03M + 5.200%) due 06/23/2022 «~		$4,571		4,594

Total Tanzania (Cost $4,556)				4,594

THAILAND 0.4%

CORPORATE BONDS & NOTES 0.4%

Bangkok Bank PCL
3.733% due 09/25/2034 •(g)		$7,400	$	6,613

Thaioil Treasury Center Co. Ltd.
3.500% due 10/17/2049		600		524
5.375% due 11/20/2048		1,000		1,223

Total Thailand (Cost $8,966)				8,360

TRINIDAD AND TOBAGO 0.1%

CORPORATE BONDS & NOTES 0.1%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022		$1,060		1,019

SOVEREIGN ISSUES 0.0%

Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		600		557

Total Trinidad and Tobago (Cost $1,652)				1,576

TUNISIA 0.1%

SOVEREIGN ISSUES 0.1%

Banque Centrale de Tunisie International Bond
3.280% due 08/09/2027	JPY	200,000		1,525

Total Tunisia (Cost $1,778)				1,525

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
TURKEY 5.1%

CORPORATE BONDS & NOTES 1.1%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		$1,200	$	1,123
5.800% due 02/21/2022		15,500		15,077

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,004		1,673

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		1,400		1,246

Yapi ve Kredi Bankasi A/S
5.850% due 06/21/2024 (i)		1,800		1,596

				20,715

SOVEREIGN ISSUES 4.0%

Turkey Government International Bond
4.875% due 04/16/2043		800		560
5.125% due 02/17/2028		5,200		4,371
5.750% due 05/11/2047		8,600		6,366
6.000% due 03/25/2027		8,400		7,518
6.000% due 01/14/2041		14,580		11,460
6.125% due 10/24/2028		4,700		4,150
6.750% due 05/30/2040		13,900		11,907
6.875% due 03/17/2036		3,900		3,456
7.250% due 03/05/2038		1,000		919
7.625% due 04/26/2029		3,750		3,587

Turkiye Ihracat Kredi Bankasi A/S
4.250% due 09/18/2022		3,000		2,640
5.375% due 02/08/2021		1,500		1,481
5.375% due 10/24/2023		8,700		7,658
6.125% due 05/03/2024		1,500		1,284
8.250% due 01/24/2024		8,600		8,138

				75,495

Total Turkey (Cost $113,745)				96,210

UKRAINE 3.9%

SOVEREIGN ISSUES 3.9%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$14,300		10,591
4.375% due 01/27/2030 (i)	EUR	5,800		5,141
6.750% due 06/20/2026		1,700		1,673
7.375% due 09/25/2032		$4,800		4,380
7.750% due 09/01/2020		6,204		6,103
7.750% due 09/01/2021		18,650		18,010
7.750% due 09/01/2022		18,600		17,693
7.750% due 09/01/2023		4,800		4,519
7.750% due 09/01/2024		6,200		5,735

Total Ukraine (Cost $76,953)				73,845

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.2%

DP World PLC
6.850% due 07/02/2037		$4,300		4,137

SOVEREIGN ISSUES 0.2%

Emirate of Abu Dhabi Government International Bond
3.125% due 09/30/2049		2,900		2,711
4.125% due 10/11/2047		300		327

				3,038

Total United Arab Emirates (Cost $7,836)				7,175

UNITED KINGDOM 0.7%

CORPORATE BONDS & NOTES 0.7%

Barclays Bank PLC
7.625% due 11/21/2022 (g)		$700		716
10.000% due 05/21/2021	GBP	600		791

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		$10,000		9,260

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	$700	$	708
4.269% due 03/22/2025 •	300		309
4.800% due 04/05/2026	300		299

State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023 þ	240		223

Ukreximbank Via Biz Finance PLC
9.625% due 04/27/2022	208		195

Total United Kingdom (Cost $13,418)			12,501

UNITED STATES 18.5%

ASSET-BACKED SECURITIES 1.2%

Aames Mortgage Investment Trust
1.427% due 04/25/2036 •	$821		605

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.997% due 11/25/2034 •	193		177

Argent Securities Trust
1.097% due 07/25/2036 •	923		713

Countrywide Asset-Backed Certificates Trust
1.187% due 02/25/2037 •	5,443		4,885
1.697% due 11/25/2035 •	2,400		2,150

Credit-Based Asset Servicing & Securitization Trust
3.460% due 01/25/2037 ^þ	8,135		3,542

CSAB Mortgage-Backed Trust
5.720% due 09/25/2036 ^þ	200		95
6.172% due 06/25/2036 ^þ	301		116

GSAA Home Equity Trust
6.002% due 11/25/2036 þ	1,422		706

Home Equity Asset Trust
2.297% due 02/25/2033 •	151		140

MASTR Asset-Backed Securities Trust
1.647% due 09/25/2034 •	222		196

Morgan Stanley ABS Capital, Inc. Trust
1.712% due 01/25/2035 •	23		19
1.742% due 03/25/2034 •	3,978		3,646

Morgan Stanley Mortgage Loan Trust
1.307% due 04/25/2037 •	305		116
6.000% due 02/25/2037 ^~	93		63

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.097% due 07/25/2036 •	643		552

Option One Mortgage Loan Trust
1.167% due 04/25/2037 •	767		520
1.167% due 05/25/2037 •	315		199

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.467% due 09/25/2035 •	1,600		1,083

RAAC Trust
1.647% due 02/25/2046 •	600		567

Saxon Asset Securities Trust
1.257% due 09/25/2037 •	579		522

Soundview Home Loan Trust
1.297% due 03/25/2036 •	1,300		1,188
1.847% due 10/25/2037 •	1,026		778

			22,578

CORPORATE BONDS & NOTES 1.0%

Ford Motor Credit Co. LLC
3.550% due 10/07/2022	2,100		1,969

General Electric Co.
3.450% due 05/15/2024	100		99

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(c)	2,213		0

Rio Oil Finance Trust
8.200% due 04/06/2028	5,300		4,823
9.250% due 07/06/2024	5,324		5,250
9.750% due 01/06/2027	3,855		3,681

Rutas 2 and 7 Finance Ltd.
0.000% due 09/30/2036 (e)	3,700		2,184

			18,006

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

PG&E Corp.
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~	$2,800	$	2,786

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.2%

Adjustable Rate Mortgage Trust
4.135% due 11/25/2035 ^~	119		95

Banc of America Funding Trust
4.071% due 11/20/2035 ^~	136		116
5.888% due 04/25/2037 ^þ	160		147

BCAP LLC Trust
3.638% due 05/26/2037 ~	3,309		2,596

Bear Stearns Adjustable Rate Mortgage Trust
3.677% due 02/25/2036 ^~	71		64
3.724% due 01/25/2035 ~	10		9

Citigroup Mortgage Loan Trust
4.111% due 07/25/2046 ^~	71		59

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	110		96

CitiMortgage Alternative Loan Trust
1.597% due 10/25/2036 •	918		668

Civic Mortgage LLC
4.349% due 11/25/2022 þ	212		211

Countrywide Alternative Loan Trust
1.117% due 01/25/2037 ^•	30		29
1.267% due 11/25/2035 •	130		102
1.297% due 05/25/2036 ^•	643		268
5.750% due 03/25/2037 ^•	125		95
6.250% due 11/25/2036 ^	86		70

Countrywide Home Loan Mortgage Pass-Through Trust
3.414% due 03/25/2037 ^~	80		65
3.419% due 02/25/2047 ^~	77		63
3.493% due 04/20/2036 ^~	49		40
3.792% due 09/25/2047 ^~	40		34

Credit Suisse Mortgage Capital Certificates
2.161% due 11/30/2037 ~	700		555

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	831		675

Credit Suisse Mortgage Capital Trust
3.319% due 10/27/2059 ~	394		387

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.520% due 10/25/2035 ~	30		27
5.000% due 03/24/2049	3		3
5.500% due 12/25/2035 ^	155		139

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.869% due 10/25/2036 ^þ	105		92
5.886% due 10/25/2036 ^þ	105		92

GSMPS Mortgage Loan Trust
1.297% due 01/25/2036 •	192		148

HarborView Mortgage Loan Trust
4.305% due 08/19/2036 ^~	18		17

Impac CMB Trust
1.587% due 03/25/2035 •	178		158

IndyMac Mortgage Loan Trust
1.127% due 02/25/2037 •	660		535
1.247% due 06/25/2037 ^•	140		71
3.406% due 10/25/2035 ~	103		80
3.612% due 06/25/2036 ~	118		104
3.633% due 11/25/2037 ~	1,095		937
3.879% due 08/25/2036 ~	186		152

JPMorgan Mortgage Trust
3.923% due 11/25/2035 ^~	60		50
4.208% due 08/25/2035 ~	117		107
5.141% due 04/25/2035 ~	21		20

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	313		293

Lehman XS Trust
1.137% due 09/25/2046 •	2,600		2,331
1.197% due 08/25/2037 •	7,012		5,977

Luminent Mortgage Trust
1.307% due 12/25/2036 ^•	56		45

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•	$132	$	10

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036	1,635		1,378
6.500% due 07/25/2037 ^	467		420

Sequoia Mortgage Trust
3.395% due 01/20/2047 ^~	48		34

Structured Adjustable Rate Mortgage Loan Trust
3.033% due 10/25/2037 ^•	102		84
3.548% due 11/25/2035 ^~	62		50
3.712% due 09/25/2036 ^~	251		182
4.286% due 05/25/2036 ^~	175		157

SunTrust Adjustable Rate Mortgage Loan Trust
4.176% due 10/25/2037 ^~	835		686

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ	568		30

WaMu Mortgage Pass-Through Certificates Trust
1.317% due 05/25/2034 •	107		86
3.063% due 01/25/2037 ^~	117		97
3.428% due 04/25/2037 ^~	73		58
3.430% due 05/25/2037 ^~	136		107
3.668% due 03/25/2036 ~	1,765		1,505
3.740% due 12/25/2036 ^~	227		197

Wells Fargo Mortgage-Backed Securities Trust
4.613% due 10/25/2036 ~	426		383

			23,286

U.S. GOVERNMENT AGENCIES 13.2%

Israel Government AID Bond
5.500% due 04/26/2024	100		117

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	119,400		123,486
3.500% due 05/01/2050	49,200		52,040
4.000% due 04/01/2050 - 05/01/2050	68,000		72,597

			248,240

U.S. TREASURY OBLIGATIONS 1.8%

U.S. Treasury Notes
1.375% due 04/30/2021 (i)(k)(m)	33,500		33,951

Total United States (Cost $348,486)			348,847

URUGUAY 1.4%

SOVEREIGN ISSUES 1.4%

Uruguay Government International Bond
4.375% due 01/23/2031	$1,953		2,137
4.975% due 04/20/2055	6,700		7,657
5.100% due 06/18/2050	6,100		7,009
7.875% due 01/15/2033	6,550		9,079

Total Uruguay (Cost $22,885)			25,882

VENEZUELA 0.7%

CORPORATE BONDS & NOTES 0.3%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)	$51,899		3,633
5.500% due 04/12/2037 ^(c)	19,263		1,348
6.000% due 05/16/2024 ^(c)	2,800		196

			5,177

SOVEREIGN ISSUES 0.4%

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)	120		12
7.000% due 03/31/2038 ^(c)	19,240		1,924
7.650% due 04/21/2025 ^(c)	10,109		1,011
8.250% due 10/13/2024 ^(c)	21,739		2,174
9.000% due 05/07/2023 ^(c)	2,521		252
9.250% due 09/15/2027 ^(c)	7,540		754
9.250% due 05/07/2028 ^(c)	3,027		303

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
11.950% due 08/05/2031 ^(c)	$6,580	$	658

			7,088

Total Venezuela (Cost $85,503)			12,265

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%

Vietnam Government International Bond
5.500% due 03/12/2028	$1,500		1,489

Total Vietnam (Cost $1,376)			1,489

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	$1,341		1,297
5.125% due 05/15/2024	200		190

Total Virgin Islands (British) (Cost $1,537)			1,487

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%

Zambia Government International Bond
5.375% due 09/20/2022	$3,650		1,551
8.500% due 04/14/2024	4,900		1,984
8.970% due 07/30/2027	2,700		1,070

Total Zambia (Cost $7,953)			4,605

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.1%
			1,286

Total Short-Term Instruments (Cost $1,286)			1,286

Total Investments in Securities (Cost $2,333,624)			2,035,835

	SHARES
INVESTMENTS IN AFFILIATES 8.9%

SHORT-TERM INSTRUMENTS 8.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.9%

PIMCO Short-Term Floating NAV Portfolio III	17,085,176		167,794

Total Short-Term Instruments (Cost $168,153)			167,794

Total Investments in Affiliates (Cost $168,153)			167,794

Total Investments 117.4% (Cost $2,501,777)		$	2,203,629

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $(8,470))			391

Other Assets and Liabilities, net (17.4)%			(326,876)

Net Assets 100.0%		$	1,877,144

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$1,286	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(1,312)	$1,286	$1,286

Total Repurchase Agreements						$(1,312)	$1,286	$1,286

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	0.950%	03/17/2020	04/16/2020			$(9,104)	$(9,108)
	1.200	03/17/2020	04/16/2020			(8,916)	(8,921)
	1.250	03/17/2020	04/16/2020			(40,803)	(40,824)
	1.250	03/18/2020	04/16/2020			(7,890)	(7,894)
BRC	(1.000)	03/25/2020	TBD	(2)		(384)	(384)
	(0.250)	03/31/2020	TBD	(2)		(1,613)	(1,613)
CFR	(2.000)	02/20/2020	TBD	(2)	EUR	(979)	(1,077)
	2.750	03/31/2020	TBD	(2)		$(416)	(416)
DBL	(0.750)	03/25/2020	TBD	(2)		(864)	(864)
JML	1.300	03/05/2020	TBD	(2)		(22,613)	(22,635)
	7.700	03/27/2020	04/03/2020		RUB	(1,978,450)	(25,217)
MEI	(0.500)	02/24/2020	TBD	(2)	EUR	(4,442)	(4,896)
NOM	1.090	03/05/2020	TBD	(2)		$(3,687)	(3,690)
	1.090	03/12/2020	TBD	(2)		(1,256)	(1,257)

Total Reverse Repurchase Agreements							$(128,796)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
United States (1.6)%
U.S. Treasury Obligations (1.6)%
U.S. Treasury Bonds	3.375%	11/15/2048	$8,238	$(12,411)	$(12,340)
U.S. Treasury Notes	2.375	02/29/2024	5,340	(5,751)	(5,781)
U.S. Treasury Notes	2.625	02/15/2029	10,100	(11,806)	(11,846)

Total Short Sales (1.6)%				$(29,968)	$(29,967)

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(66,747)	$0	$0	$(66,747)	$70,402	$3,655
BRC	0	(1,997)	0	0	(1,997)	2,060	63
CFR	0	(1,493)	0	0	(1,493)	1,415	(78)
DBL	0	(864)	0	0	(864)	1,002	138
FICC	1,286	0	0	0	1,286	(1,312)	(26)
JML	0	(47,852)	0	0	(47,852)	55,260	7,408
MEI	0	(4,896)	0	0	(4,896)	5,022	126
NOM	0	(4,947)	0	0	(4,947)	5,143	196

Master Securities Forward Transaction Agreement
BPG	0	0	0	(29,967)	(29,967)	0	(29,967)

Total Borrowings and Other Financing Transactions	$1,286	$(128,796)	$0	$(29,967)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(22,189)	$0	$(5,703)	$(27,892)
Sovereign Issues	0	(69,774)	0	(31,130)	(100,904)

Total Borrowings	$0	$(91,963)	$0	$(36,833)	$(128,796)

Payable for reverse repurchase agreements					$(128,796)

(i)	Securities with an aggregate market value of $130,431 and cash of $9,874 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(44,428) at a weighted average interest rate of 1.911%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for short sales includes $152 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2020	328	$	41,118	$1,588	$ 0	$(15)
U.S. Treasury 10-Year Note June Futures	06/2020	679		94,169	3,861	0	(95)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	422		93,631	10,020	0	(1,372)

					$15,469	$0	$(1,482)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	725	$	(137,939)	$1,352	$871	$(832)
U.S. Treasury 2-Year Note June Futures	06/2020	153		(33,719)	(570)	5	0

					$782	$876	$(832)

Total Futures Contracts					$16,251	$876	$(2,314)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	1.948%	$	1,300	$(90)	$47	$(43)	$8	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Index/Tranches								Asset	Liability
CDX.EM-32 5-Year Index	1.000%	Quarterly	12/20/2024	$13,200	$(866)	$(638)	$(1,504)	$43	$0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	1,200	(132)	(3)	(135)	2	(1)

					$(998)	$(641)	$(1,639)	$45	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	12/20/2022		$85,030	$(2,539)	$7,264	$4,725	$58	$0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,300	(2,779)	4,282	1,503	0	(47)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		500	60	(259)	(199)	13	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		800	136	(409)	(273)	21	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		18,250	1,308	(10,080)	(8,772)	527	0
Pay	6-Month CLP-CHILIBOR	3.170	Semi-Annual	11/15/2029	CLP	6,324,000	0	358	358	32	0
Pay	6-Month CLP-CHILIBOR	3.460	Semi-Annual	11/18/2029		688,000	0	61	61	4	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025	EUR	8,000	78	35	113	2	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		6,400	117	(29)	88	7	0
Pay	6-Month HUF-BBR	0.500	Annual	01/10/2022	HUF	29,429,500	20	7	27	0	(230)
Receive	6-Month HUF-BBR	0.446	Annual	03/25/2022		24,450,000	2	238	240	232	0
Receive	6-Month HUF-BBR	0.390	Annual	03/31/2022		5,125,500	0	59	59	49	0
Pay	28-Day MXN-TIIE	6.080	Lunar	02/26/2025	MXN	363,100	0	(200)	(200)	109	0
Pay	28-Day MXN-TIIE	6.100	Lunar	02/28/2025		193,600	0	(100)	(100)	58	0

							$(3,597)	$1,227	$(2,370)	$1,112	$(277)

Total Swap Agreements							$(4,685)	$633	$(4,052)	$1,165	$(278)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$876	$1,168	$2,044	$0	$(2,314)	$(278)	$(2,592)

(k)

Securities with an aggregate market value of $13,040 and cash of $7,825 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin asset of $3 for closed swap agreements is outstanding at period end.

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2020	CNH	840		$119	$1	$0

BOA	04/2020	HUF	337,802		1,094	61	0
	04/2020		$8,180	GBP	6,344	0	(300)
	04/2020		1,343	JPY	144,800	4	0
	04/2020		1,679	NGN	623,490	0	(137)
	05/2020	JPY	144,800		$1,345	0	(3)

BPS	04/2020	EUR	1,424		1,564	0	(6)
	04/2020	GBP	8,570		11,216	571	0
	04/2020		$6,537	EUR	5,855	6	(86)
	04/2020		105	MXN	2,610	5	0
	05/2020	EUR	1,501		$1,664	6	0
	05/2020		$8,475	COP	35,398,557	204	0

BRC	04/2020		14,875	JPY	1,635,000	331	0
	04/2020		192	MXN	4,794	10	0

CBK	04/2020	COP	34,609,268		$10,130	1,622	0
	04/2020	EUR	112,120		122,918	0	(739)
	04/2020	HUF	85,029		258	0	(2)
	04/2020	JPY	1,779,800		16,566	13	0
	04/2020	MXN	33,164		1,459	63	0
	04/2020	NGN	1,407,883		3,714	231	0
	04/2020		$9,453	EUR	8,454	42	(171)
	04/2020		335	HUF	107,178	0	(7)
	04/2020		323	MXN	7,587	0	(4)
	05/2020	PEN	35,350		$10,384	104	0
	05/2020		$11,628	EGP	184,478	0	(165)
	05/2020		29,339	PEN	98,927	0	(551)
	07/2020	PEN	62,902		$18,092	0	(165)

DUB	04/2020		1,166		332	0	(8)
	04/2020		$6,160	EGP	102,650	304	0

GLM	04/2020	EUR	2,676		$2,891	0	(60)
	04/2020	MXN	11,856		541	42	0
	04/2020	RUB	1,803,867		29,114	6,128	0
	04/2020		$2,110	NGN	784,393	0	(170)
	04/2020		25,026	RUB	1,978,450	185	0
	05/2020	PEN	2,245		$634	0	(19)
	05/2020	RUB	242,951		3,012	0	(78)
	05/2020		$99	RUB	7,798	1	0

HUS	04/2020		12	HUF	4,044	0	0
	04/2020		237	MXN	5,913	11	0

JPM	04/2020		2,344	EGP	39,235	126	0
	04/2020		226	ZAR	3,373	0	(38)

MYI	04/2020		5,023	EGP	83,885	259	0
	05/2020		10,917		173,583	0	(131)

RYL	06/2020	MYR	963		$230	7	0

SCX	04/2020	EUR	1,510		1,712	46	0
	05/2020		103,421		113,622	0	(586)
	05/2020	RUB	33,392		423	0	(1)

SOG	04/2020		16,267		210	2	0
	06/2020		143,241		1,839	24	0

TOR	05/2020		$490	CAD	650	0	(28)

UAG	04/2020	RUB	54,041		$682	0	(7)
	04/2020		$103	RUB	8,184	2	0

Total Forward Foreign Currency Contracts						$10,411	$(3,462)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus RUB	RUB	74.300	04/24/2020	6,200	$(51)	$(958)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	8,900	$(115)	$0

Total Written Options						$(166)	$(958)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Turkey Government International Bond	(1.000)%	Quarterly	12/20/2022	4.907%	$4,600	$190	$262	$452	$0

CBK	Russia Government International Bond	(1.000)	Quarterly	06/20/2024	1.702	9,300	48	214	262	0

GST	Turkey Government International Bond	(1.000)	Quarterly	12/20/2022	4.907	1,100	46	62	108	0
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	5.366	9,400	1,174	487	1,661	0

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	2.779	600	(2)	49	47	0

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	2.779	2,100	(3)	165	162	0

							$1,453	$1,239	$2,692	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2020	0.748%	$2,200	$(135)	$137	$2	$0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.749	1,600	(87)	89	2	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	10/23/2020	0.652	4,000	(4)	20	16	0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.307	700	(29)	32	3	0

BPS	Egypt Government International Bond	1.000	Quarterly	06/20/2020	3.702	2,400	0	(14)	0	(14)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.895	300	(9)	10	1	0

BRC	Brazil Government International Bond	1.000	Quarterly	12/20/2020	1.021	9,200	(1,533)	1,535	2	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.719	500	(32)	24	0	(8)
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.749	1,500	(85)	87	2	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.651	4,100	(566)	465	0	(101)
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	1.228	10,748	(635)	603	0	(32)
	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	7.046	3,400	183	(289)	0	(106)
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.668	2,900	(34)	51	17	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	1.538	11,200	121	(363)	0	(242)
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	1.645	3,876	42	(154)	0	(112)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	3,000	(214)	111	0	(103)

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918	200	(2)	(5)	0	(7)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091	500	2	(26)	0	(24)
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.651	4,100	(560)	459	0	(101)
	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.695	2,600	11	(8)	3	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	2.429	3,400	15	(49)	0	(34)
	Uruguay Government International Bond	1.000	Quarterly	06/20/2020	0.824	11,200	(108)	116	8	0

DUB	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.749	1,000	(56)	57	1	0
	Egypt Government International Bond	1.000	Quarterly	06/20/2020	3.702	2,900	(84)	68	0	(16)
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	1.228	4,000	(157)	145	0	(12)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.752	7,800	(60)	105	45	0

FBF	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.881	1,600	(113)	114	1	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.749	600	(32)	33	1	0
	Ecuador Government International Bond	5.000	Quarterly	06/20/2021	106.795	5,100	(329)	(2,467)	0	(2,796)
	Ecuador Government International Bond	5.000	Quarterly	12/20/2021	99.148	2,100	(160)	(1,119)	0	(1,279)
	Egypt Government International Bond	1.000	Quarterly	12/20/2021	4.791	5,900	(503)	136	0	(367)

GST	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.392	3,000	8	2	10	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804	800	(12)	(11)	0	(23)
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.651	3,600	(492)	404	0	(88)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	100	(1)	(4)	0	(5)
	Panama Government International Bond	1.000	Quarterly	06/20/2020	0.308	1,000	10	(8)	2	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	1.538	15,000	113	(438)	0	(325)
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	1.645	2,324	25	(92)	0	(67)

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	06/20/2020	0.748%	$5,400	$10	$(5)	$5	$0
	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.881	1,200	(88)	89	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.695	13,300	70	(57)	13	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	300	(5)	(5)	0	(10)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	100	(1)	(3)	0	(4)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	1.538	27,100	284	(870)	0	(586)

JPM	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.881	600	(46)	47	1	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	12/20/2020	1.524	2,200	(372)	364	0	(8)
	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.658	3,500	83	(32)	51	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.668	2,300	(28)	42	14	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	1.538	48,300	510	(1,555)	0	(1,045)

MYC	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	1.719	6,000	(10)	(163)	0	(173)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	500	(3)	(23)	0	(26)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.752	2,700	(21)	37	16	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	1.538	11,100	60	(300)	0	(240)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	200	(13)	6	0	(7)

							$(5,072)	$(2,672)	$217	$(7,961)

Total Swap Agreements							$(3,619)	$(1,433)	$2,909	$(7,961)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
BOA	65	0	23	88	(440)	0	0	(440)	(352)	351	(1)
BPS	792	0	453	1,245	(92)	0	(14)	(106)	1,139	(1,050)	89
BRC	341	0	21	362	0	0	(704)	(704)	(342)	556	214
CBK	2,075	0	273	2,348	(1,804)	(958)	(166)	(2,928)	(580)	2,284	1,704
DUB	304	0	46	350	(8)	0	(28)	(36)	314	(530)	(216)
FBF	0	0	2	2	0	0	(4,442)	(4,442)	(4,440)	4,518	78
GLM	6,356	0	0	6,356	(327)	0	0	(327)	6,029	(6,330)	(301)
GST	0	0	1,781	1,781	0	0	(508)	(508)	1,273	(990)	283
HUS	11	0	66	77	0	0	(600)	(600)	(523)	713	190
JPM	126	0	228	354	(38)	0	(1,053)	(1,091)	(737)	1,056	319
MYC	0	0	16	16	0	0	(439)	(439)	(423)	514	91
MYI	259	0	0	259	(131)	0	0	(131)	128	(300)	(172)
NGF	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
RYL	7	0	0	7	0	0	0	0	7	(10)	(3)
SCX	46	0	0	46	(587)	0	0	(587)	(541)	0	(541)
SOG	26	0	0	26	0	0	0	0	26	0	26
TOR	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)
UAG	2	0	0	2	(7)	0	0	(7)	(5)	0	(5)

Total Over the Counter	$10,411	$0	$2,909	$13,320	$(3,462)	$(958)	$(7,961)	$(12,381)

(m)

Securities with an aggregate market value of $9,992 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$876	$876
Swap Agreements	0	56	0	0	1,112	1,168

	$0	$56	$0	$0	$1,988	$2,044

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,411	$0	$10,411
Swap Agreements	0	2,909	0	0	0	2,909

	$0	$2,909	$0	$10,411	$0	$13,320

	$0	$2,965	$0	$10,411	$1,988	$15,364

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,314	$2,314
Swap Agreements	0	1	0	0	277	278

	$0	$1	$0	$0	$2,591	$2,592

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,462	$0	$3,462
Written Options	0	0	0	958	0	958
Swap Agreements	0	7,961	0	0	0	7,961

	$0	$7,961	$0	$4,420	$0	$12,381

	$0	$7,962	$0	$4,420	$2,591	$14,973

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,936	$11,936
Swap Agreements	0	803	0	0	(168)	635

	$0	$803	$0	$0	$11,768	$12,571

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,090	$0	$12,090
Written Options	0	55	0	0	2	57
Swap Agreements	0	3,978	0	0	(853)	3,125

	$0	$4,033	$0	$12,090	$(851)	$15,272

	$0	$4,836	$0	$12,090	$10,917	$27,843

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15,057	$15,057
Swap Agreements	0	(1,680)	0	0	(1,117)	(2,797)

	$0	$(1,680)	$0	$0	$13,940	$12,260

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,623	$0	$5,623
Written Options	0	(39)	0	(907)	(2)	(948)
Swap Agreements	0	(9,333)	0	0	0	(9,333)

	$0	$(9,372)	$0	$4,716	$(2)	$(4,658)

	$0	$(11,052)	$0	$4,716	$13,938	$7,602

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$2,819	$0	$2,819
Argentina
Sovereign Issues	0	31,218	0	31,218
Armenia
Sovereign Issues	0	2,132	0	2,132
Austria
Corporate Bonds & Notes	0	1,214	0	1,214
Azerbaijan
Corporate Bonds & Notes	0	24,616	0	24,616
Sovereign Issues	0	3,331	0	3,331
Bahamas
Sovereign Issues	0	5,403	0	5,403
Bahrain
Sovereign Issues	0	2,075	0	2,075
Brazil
Corporate Bonds & Notes	0	61,188	0	61,188
Loan Participations and Assignments	0	0	11,929	11,929
Sovereign Issues	0	20,704	0	20,704
Cayman Islands
Asset-Backed Securities	0	0	1,802	1,802
Corporate Bonds & Notes	0	50,716	0	50,716
Chile
Corporate Bonds & Notes	0	51,621	0	51,621
Sovereign Issues	0	13,094	0	13,094
China
Corporate Bonds & Notes	0	25,129	0	25,129
Colombia
Corporate Bonds & Notes	0	7,181	0	7,181
Sovereign Issues	0	21,173	0	21,173
Costa Rica
Sovereign Issues	0	9,577	0	9,577
Dominican Republic
Sovereign Issues	0	52,236	0	52,236
Ecuador
Sovereign Issues	0	9,427	0	9,427
Egypt
Sovereign Issues	0	35,930	0	35,930
El Salvador
Sovereign Issues	0	8,596	0	8,596
Gabon
Sovereign Issues	0	486	0	486
Germany
Corporate Bonds & Notes	0	10,854	0	10,854
Ghana
Sovereign Issues	0	22,145	0	22,145

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Guatemala
Sovereign Issues	$0	$18,200	$0	$18,200
Hong Kong
Corporate Bonds & Notes	0	9,576	0	9,576
India
Corporate Bonds & Notes	0	16,166	0	16,166
Sovereign Issues	0	12,858	0	12,858
Indonesia
Corporate Bonds & Notes	0	52,823	0	52,823
Sovereign Issues	0	81,062	0	81,062
Ireland
Corporate Bonds & Notes	0	12,909	0	12,909
Israel
Corporate Bonds & Notes	0	5,738	0	5,738
Sovereign Issues	0	9,653	0	9,653
Ivory Coast
Sovereign Issues	0	5,180	0	5,180
Jamaica
Corporate Bonds & Notes	0	1,935	0	1,935
Jersey, Channel Islands
Asset-Backed Securities	0	0	1,551	1,551
Jordan
Sovereign Issues	0	7,558	0	7,558
Kazakhstan
Corporate Bonds & Notes	0	4,724	0	4,724
Sovereign Issues	0	10,905	0	10,905
Kenya
Sovereign Issues	0	12,548	0	12,548
Luxembourg
Corporate Bonds & Notes	0	51,879	19	51,898
Malaysia
Corporate Bonds & Notes	0	942	0	942
Marshall Islands
Corporate Bonds & Notes	0	427	0	427
Mauritius
Corporate Bonds & Notes	0	4,647	0	4,647
Mexico
Common Stocks	3	0	0	3
Corporate Bonds & Notes	0	85,997	0	85,997
Sovereign Issues	0	52,058	0	52,058
Mongolia
Sovereign Issues	0	7,587	0	7,587
Morocco
Corporate Bonds & Notes	0	2,489	0	2,489
Namibia
Sovereign Issues	0	1,978	0	1,978
Netherlands
Asset-Backed Securities	0	234	0	234
Corporate Bonds & Notes	0	16,910	0	16,910

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Nigeria
Sovereign Issues	$0	$27,418	$0	$27,418
Oman
Sovereign Issues	0	36,833	0	36,833
Pakistan
Corporate Bonds & Notes	0	3,334	0	3,334
Sovereign Issues	0	2,089	0	2,089
Panama
Corporate Bonds & Notes	0	6,425	0	6,425
Sovereign Issues	0	23,235	0	23,235
Paraguay
Sovereign Issues	0	9,788	0	9,788
Peru
Corporate Bonds & Notes	0	8,476	0	8,476
Sovereign Issues	0	16,855	0	16,855
Qatar
Loan Participations and Assignments	0	0	11,588	11,588
Sovereign Issues	0	41,612	0	41,612
Romania
Sovereign Issues	0	17,208	0	17,208
Russia
Corporate Bonds & Notes	0	4,027	0	4,027
Sovereign Issues	0	78,158	0	78,158
Saudi Arabia
Corporate Bonds & Notes	0	292	0	292
Sovereign Issues	0	36,498	0	36,498
Senegal
Loan Participations and Assignments	0	0	8,085	8,085
Sovereign Issues	0	10,661	0	10,661
Serbia
Sovereign Issues	0	18,015	0	18,015
Singapore
Corporate Bonds & Notes	0	1,929	0	1,929
South Africa
Corporate Bonds & Notes	0	23,618	0	23,618
Loan Participations and Assignments	0	0	26,516	26,516
Sovereign Issues	0	27,899	0	27,899
Sri Lanka
Sovereign Issues	0	18,477	0	18,477
Tanzania
Loan Participations and Assignments	0	0	4,594	4,594
Thailand
Corporate Bonds & Notes	0	8,360	0	8,360
Trinidad and Tobago
Corporate Bonds & Notes	0	1,019	0	1,019
Sovereign Issues	0	557	0	557
Tunisia
Sovereign Issues	0	1,525	0	1,525
Turkey
Corporate Bonds & Notes	0	20,715	0	20,715
Sovereign Issues	0	75,495	0	75,495
Ukraine
Sovereign Issues	0	73,845	0	73,845
United Arab Emirates
Corporate Bonds & Notes	0	4,137	0	4,137
Sovereign Issues	0	3,038	0	3,038

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
United Kingdom
Corporate Bonds & Notes	$0	$12,501	$0	$12,501
United States
Asset-Backed Securities	0	22,578	0	22,578
Corporate Bonds & Notes	0	18,006	0	18,006
Loan Participations and Assignments	0	2,786	0	2,786
Non-Agency Mortgage-Backed Securities	0	23,286	0	23,286
U.S. Government Agencies	0	248,240	0	248,240
U.S. Treasury Obligations	0	33,951	0	33,951
Uruguay
Sovereign Issues	0	25,882	0	25,882
Venezuela
Corporate Bonds & Notes	0	5,177	0	5,177
Sovereign Issues	0	7,088	0	7,088
Vietnam
Sovereign Issues	0	1,489	0	1,489
Virgin Islands (British)
Corporate Bonds & Notes	0	1,487	0	1,487
Zambia
Sovereign Issues	0	4,605	0	4,605
Short-Term Instruments
Repurchase Agreements	0	1,286	0	1,286

	$3	$1,969,748	$66,084	$2,035,835

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$167,794	$0	$0	$167,794

Total Investments	$167,797	$1,969,748	$66,084	$2,203,629

Short Sales, at Value - Liabilities
United States
U.S. Treasury Obligations	$0	$(29,967)	$0	$(29,967)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	876	1,165	0	2,041
Over the counter	0	13,320	0	13,320

	$876	$14,485	$0	$15,361

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,314)	(278)	0	(2,592)
Over the counter	0	(12,381)	0	(12,381)

	$(2,314)	$(12,659)	$0	$(14,973)

Total Financial Derivative Instruments	$(1,438)	$1,826	$0	$388

Totals	$166,359	$1,941,607	$66,084	$2,174,050

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$11,814	$0	$0	$28	$0	$87	$0	$0	$11,929	$87
Cayman Islands
Asset-Backed Securities	0	2,573	(775)	4	3	(3)	0	0	1,802	(3)
Jersey, Channel Islands
Asset-Backed Securities	0	2,578	(1,046)	11	13	(5)	0	0	1,551	(5)
Luxembourg
Asset-Backed Securities	644	0	(625)	6	17	(42)	0	0	0	0
Corporate Bonds & Notes	0	4	0	0	0	15	0	0	19	15
Qatar
Loan Participations and Assignments	11,513	4,367	(4,367)	53	(7)	29	0	0	11,588	23
Senegal
Loan Participations and Assignments	0	8,280	0	0	0	(195)	0	0	8,085	(195)
South Africa
Loan Participations and Assignments	0	26,464	0	(7)	0	59	0	0	26,516	59
Tanzania
Loan Participations and Assignments	13,097	5,462	(13,990)	8	7	10	0	0	4,594	38

Totals	$37,068	$49,728	$(20,803)	$103	$33	$(45)	$0	$0	$66,084	$19

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$11,929	Proxy Pricing	Base Price	100.830	—
Cayman Islands
Asset-Backed Securities	1,802	Indicative Market Quotation	Broker Quote	99.630	—
Jersey, Channel Islands
Asset-Backed Securities	1,551	Other Valuation Techniques(2)	—	—	—
Luxembourg
Corporate Bonds & Notes	19	Other Valuation Techniques(2)	—	—	—
Qatar
Loan Participations and Assignments	11,588	Third Party Vendor	Broker Quote	99.900	—
Senegal
Loan Participations and Assignments	8,085	Proxy Pricing	Base Price	98.080	—
South Africa
Loan Participations and Assignments	26,516	Proxy Pricing	Base Price	100.625	—
Tanzania
Loan Participations and Assignments	4,594	Third Party Vendor	Broker Quote	100.500	—

Total	$66,084

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.4%

ARGENTINA 2.4%

CORPORATE BONDS & NOTES 1.7%

Cia General de Combustibles S.A.
9.500% due 11/07/2021		$300	$213

Genneia S.A.
8.750% due 01/20/2022		1,000	593

MSU Energy S.A.
6.875% due 02/01/2025		1,800	702

Pampa Energia S.A.
7.375% due 07/21/2023		300	202

YPF S.A.
8.750% due 04/04/2024		400	228
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,040	12

			1,950

SOVEREIGN ISSUES 0.7%

Argentina Government International Bond
1.000% due 08/05/2021 (f)		36	0
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		1,628	12
38.039% (ARLLMONP) due 06/21/2020 ~		5,494	40
42.781% (BADLARPP) due 10/04/2022 ~		57	1

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		320	3

Provincia de Buenos Aires
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~		510	3

Provincia de Cordoba
7.450% due 09/01/2024		$900	437

Provincia de Neuquen
7.500% due 04/27/2025		600	384

			880

Total Argentina (Cost $5,336)			2,830

AUSTRALIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Barminco Finance Pty. Ltd.
6.625% due 05/15/2022		$400	389

Total Australia (Cost $400)			389

AUSTRIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	200	162
3.125% due 04/15/2026 (k)		500	405
7.500% due 06/15/2032		$200	171

Total Austria (Cost $939)			738

BERMUDA 0.5%

CORPORATE BONDS & NOTES 0.5%

Digicel Ltd.
6.000% due 04/15/2021		$400	231

Geopark Ltd.
5.500% due 01/17/2027		700	338

Total Bermuda (Cost $1,082)			569

BRAZIL 8.9%

CORPORATE BONDS & NOTES 7.6%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$1,100	968

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco do Brasil S.A.
4.750% due 03/20/2024		$1,000	$977

Embraer Netherlands Finance BV
5.050% due 06/15/2025		1,600	1,426

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		200	190
3.250% due 01/24/2025		300	281

Odebrecht Finance Ltd.
4.375% due 04/25/2025 ^(b)		300	15
5.250% due 06/27/2029 ^(b)		1,950	117
7.125% due 06/26/2042 ^(b)		1,050	47

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (d)(g)		1,122	12

Petrobras Global Finance BV
4.750% due 01/14/2025	EUR	1,100	1,143
7.250% due 03/17/2044		$500	511

Rede D’or Finance SARL
4.500% due 01/22/2030		200	175

Samarco Mineracao S.A.
4.125% due 11/01/2022 ^(b)		800	320
5.375% due 09/26/2024 ^(b)		600	240
5.750% due 10/24/2023 ^(b)		900	360

Suzano Austria GmbH
7.000% due 03/16/2047		1,100	1,047

Vale Overseas Ltd.
6.875% due 11/21/2036		700	785
6.875% due 11/10/2039		300	334

			8,948

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.3%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,500	1,504

		SHARES
WARRANTS 0.0%

OAS S.A. - Exp. 05/16/2039 «(i)		131,712	2

Total Brazil (Cost $13,414)			10,454

		PRINCIPAL AMOUNT (000S)
CANADA 1.5%

CORPORATE BONDS & NOTES 1.5%

Canacol Energy Ltd.
7.250% due 05/03/2025		$1,000	869

Frontera Energy Corp.
9.700% due 06/25/2023		1,300	845

Total Canada (Cost $2,332)			1,714

CAYMAN ISLANDS 13.6%

CORPORATE BONDS & NOTES 13.6%

ADCB Finance Cayman Ltd.
4.000% due 03/29/2023		$900	892

Arabian Centres Co. Ltd.
5.375% due 11/26/2024		900	693

China Evergrande Group
7.500% due 06/28/2023		700	501
8.250% due 03/23/2022		600	489

DP World Crescent Ltd.
3.908% due 05/31/2023		1,600	1,530

EMG SUKUK Ltd.
4.564% due 06/18/2024		300	263

IIRSA Norte Finance Ltd.
8.750% due 05/30/2024		46	49

Lamar Funding Ltd.
3.958% due 05/07/2025		1,700	1,235

MAF Sukuk Ltd.
4.500% due 11/03/2025		700	694

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		500	464

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Light Co. Ltd.
5.500% due 11/21/2022	$700	$658

MGM China Holdings Ltd.
5.375% due 05/15/2024	700	664

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	515	437

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1,171	943

QNB Finance Ltd.
3.500% due 03/28/2024	1,400	1,389

Sands China Ltd.
5.125% due 08/08/2025	2,200	2,087

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	800	816

VLL International, Inc.
5.750% due 11/28/2024	1,000	965

Wynn Macau Ltd.
4.875% due 10/01/2024	600	566

Yingde Gases Investment Ltd.
6.250% due 01/19/2023	800	738

Total Cayman Islands (Cost $17,747)		16,073

CHILE 1.7%

CORPORATE BONDS & NOTES 1.7%

Banco Santander Chile
2.700% due 01/10/2025	$400	386

Embotelladora Andina S.A.
3.950% due 01/21/2050	150	128

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	100	91

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,301	1,182
4.500% due 08/15/2025	322	276

Total Chile (Cost $2,220)		2,063

CHINA 1.6%

CORPORATE BONDS & NOTES 1.6%

CCCI Treasure Ltd.
3.500% due 04/21/2020 •(g)	$300	299

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	500	545

Proven Honour Capital Ltd.
4.125% due 05/19/2025	200	208
4.125% due 05/06/2026	200	204

Yankuang Group Cayman Ltd.
4.750% due 11/30/2020	700	682

Total China (Cost $1,901)		1,938

	SHARES
COLOMBIA 2.3%

COMMON STOCKS 0.0%

Frontera Energy Corp.	16,190	40

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 2.3%

Bancolombia S.A.
3.000% due 01/29/2025	$1,500	1,349

SURA Asset Management S.A.
4.875% due 04/17/2024	1,400	1,381

		2,730

Total Colombia (Cost $4,340)		2,770

GUATEMALA 0.7%

CORPORATE BONDS & NOTES 0.7%

Industrial Senior Trust
5.500% due 11/01/2022	$900	877

Total Guatemala (Cost $934)		877

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 0.3%

CORPORATE BONDS & NOTES 0.3%

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		$400	407

Total Hong Kong (Cost $397)			407

INDIA 2.5%

CORPORATE BONDS & NOTES 2.5%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$300	249

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024		1,000	860

Adani Transmission Ltd.
4.250% due 05/21/2036		200	181

Bharti Airtel Ltd.
4.375% due 06/10/2025		500	465

Delhi International Airport Ltd.
6.450% due 06/04/2029		200	166

Muthoot Finance Ltd.
4.400% due 09/02/2023		400	316
6.125% due 10/31/2022		300	258

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		200	143

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		400	280

Total India (Cost $3,513)			2,918

INDONESIA 1.4%

CORPORATE BONDS & NOTES 1.4%

Medco Oak Tree Pte Ltd.
7.375% due 05/14/2026		$400	255

Minejesa Capital BV
4.625% due 08/10/2030		700	631

Pertamina Persero PT
4.175% due 01/21/2050		600	518

Perusahaan Gas Negara Tbk PT
5.125% due 05/16/2024		200	197

Total Indonesia (Cost $1,890)			1,601

IRELAND 5.0%

CORPORATE BONDS & NOTES 5.0%

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(h)		$1,300	1,117

Credit Bank of Moscow Via CBOM Finance PLC
5.150% due 02/20/2024	EUR	800	779

MMC Norilsk Nickel OJSC Via MMC Finance DAC
6.625% due 10/14/2022		$300	316

Mobile Telesystems OJSC via MTS International Funding Ltd.
5.000% due 05/30/2023		400	407

Novolipetsk Steel Via Steel Funding DAC
4.000% due 09/21/2024		500	498
4.500% due 06/15/2023		300	305
4.700% due 05/30/2026		200	200

Phosagro OAO Via Phosagro Bond Funding DAC
3.050% due 01/23/2025		1,100	1,050

Sovcombank Via SovCom Capital DAC
8.000% due 04/07/2030 •(h)		600	496

Uralkali OJSC Via Uralkali Finance DAC
4.000% due 10/22/2024		800	769

Total Ireland (Cost $6,448)			5,937

ISLE OF MAN 0.4%

CORPORATE BONDS & NOTES 0.4%

Gohl Capital Ltd.
4.250% due 01/24/2027		$600	498

Total Isle of Man (Cost $623)			498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.9%

CORPORATE BONDS & NOTES 0.9%

Israel Electric Corp. Ltd.
5.000% due 11/12/2024	$1,000	$1,050

Total Israel (Cost $1,092)		1,050

LUXEMBOURG 3.8%

CORPORATE BONDS & NOTES 3.8%

Adecoagro S.A.
6.000% due 09/21/2027	$1,300	1,015

Andrade Gutierrez International S.A.
9.500% due 12/30/2024	530	375

Andrade Gutierrez International S.A. (11.000% Cash or 12.000% PIK)
11.000% due 08/20/2021 (a)	1	1

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^«(a)(b)	471	12

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023	900	947

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(b)	2,919	0

Severstal OAO Via Steel Capital S.A.
3.150% due 09/16/2024	1,000	963

Unigel Luxembourg S.A.
8.750% due 10/01/2026	1,000	605

Votorantim Cimentos S.A.
7.250% due 04/05/2041	600	610

Total Luxembourg (Cost $5,511)		4,528

MAURITIUS 2.2%

CORPORATE BONDS & NOTES 2.2%

Azure Power Energy Ltd.
5.500% due 11/03/2022	$400	369

Greenko Dutch BV
4.875% due 07/24/2022	200	178

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	1,000	840

HTA Group Ltd.
9.125% due 03/08/2022	800	750

MTN Mauritius Investments Ltd.
4.755% due 11/11/2024	500	450

Total Mauritius (Cost $2,892)		2,587

	SHARES
MEXICO 2.7%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «(c)	172,487	0

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 2.7%

Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024	$1,900	1,793

Banco Mercantil del Norte S.A.
6.875% due 07/06/2022 •(g)(h)	200	161

Braskem Idesa SAPI
7.450% due 11/15/2029	300	213

Trust Fibra Uno
6.390% due 01/15/2050	300	279
6.950% due 01/30/2044	750	711

		3,157

Total Mexico (Cost $4,657)		3,157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MOROCCO 0.3%

CORPORATE BONDS & NOTES 0.3%

OCP S.A.
4.500% due 10/22/2025		$400	$380

Total Morocco (Cost $395)			380

NAMIBIA 0.5%

SOVEREIGN ISSUES 0.5%

Namibia Government International Bond
5.250% due 10/29/2025		$700	602

Total Namibia (Cost $746)			602

NETHERLANDS 4.3%

CORPORATE BONDS & NOTES 4.3%

IHS Netherlands Holdco BV
7.125% due 03/18/2025		$1,000	885

Metinvest BV
5.625% due 06/17/2025	EUR	400	300
8.500% due 04/23/2026		$1,200	854

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		2,400	2,205

VEON Holdings BV
4.000% due 04/09/2025		900	858

Total Netherlands (Cost $5,703)			5,102

NIGERIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Access Bank PLC
10.500% due 10/19/2021		$200	196

United Bank for Africa PLC
7.750% due 06/08/2022		300	296

Total Nigeria (Cost $511)			492

PANAMA 2.6%

CORPORATE BONDS & NOTES 2.6%

Banistmo S.A.
3.650% due 09/19/2022		$1,800	1,668

Cable Onda S.A.
4.500% due 01/30/2030		800	708

Multibank, Inc.
4.375% due 11/09/2022		700	650

Total Panama (Cost $3,311)			3,026

ROMANIA 0.6%

CORPORATE BONDS & NOTES 0.6%

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	600	596
3.250% due 02/05/2028		100	96

Total Romania (Cost $766)			692

RUSSIA 2.0%

CORPORATE BONDS & NOTES 2.0%

ALROSA Finance S.A.
4.650% due 04/09/2024		$900	910

MMK International Capital DAC
4.375% due 06/13/2024		700	695

Sibur Securities DAC
3.450% due 09/23/2024		800	774

Total Russia (Cost $2,444)			2,379

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 0.7%

CORPORATE BONDS & NOTES 0.7%

Saudi Arabian Oil Co.
2.875% due 04/16/2024	$900	$876

Total Saudi Arabia (Cost $912)		876

SINGAPORE 1.9%

CORPORATE BONDS & NOTES 1.9%

ABJA Investment Co. Pte. Ltd.
5.450% due 01/24/2028	$1,400	1,044

BOC Aviation Ltd.
3.500% due 01/31/2023	700	735
3.500% due 10/10/2024	300	321

Marble Pte. Ltd.
5.300% due 06/20/2022	200	180

Total Singapore (Cost $2,450)		2,280

SOUTH AFRICA 4.2%

CORPORATE BONDS & NOTES 4.2%

African Bank Ltd.
8.125% due 10/19/2020	$400	409

AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	800	769
6.500% due 04/15/2040	600	536

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	900	841

Prosus NV
4.850% due 07/06/2027	1,300	1,246
5.500% due 07/21/2025	400	398

Sasol Financing USA LLC
6.500% due 09/27/2028	1,800	739

Total South Africa (Cost $6,700)		4,938

SOUTH KOREA 1.2%

CORPORATE BONDS & NOTES 1.2%

Shinhan Bank Co. Ltd.
3.875% due 03/24/2026 (h)	$700	724

Woori Bank
4.750% due 04/30/2024 (h)	600	639

Total South Korea (Cost $1,335)		1,363

SPAIN 0.2%

CORPORATE BONDS & NOTES 0.2%

International Airport Finance S.A.
12.000% due 03/15/2033	$500	289

Total Spain (Cost $500)		289

SUPRANATIONAL 1.9%

CORPORATE BONDS & NOTES 1.9%

Africa Finance Corp.
3.875% due 04/13/2024	$400	401
4.375% due 04/17/2026	700	685

African Export-Import Bank
4.125% due 06/20/2024	1,200	1,139

Total Supranational (Cost $2,300)		2,225

TURKEY 3.9%

CORPORATE BONDS & NOTES 3.3%

Akbank T.A.S.
5.125% due 03/31/2025 (k)	$500	408

QNB Finansbank A/S
4.875% due 05/19/2022	500	467

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Turk Telekomunikasyon A/S
6.875% due 02/28/2025	$300	$284

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	104	87

Turkiye Is Bankasi A/S
5.000% due 04/30/2020	700	699

Turkiye Sise ve Cam Fabrikalari A/S
6.950% due 03/14/2026	1,000	915

Yapi ve Kredi Bankasi A/S
5.750% due 02/24/2022	1,100	1,060

		3,920

SOVEREIGN ISSUES 0.6%

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024	700	662

Total Turkey (Cost $4,866)		4,582

UKRAINE 0.9%

CORPORATE BONDS & NOTES 0.1%

VF Ukraine PAT via VFU Funding PLC
6.200% due 02/11/2025	$200	168

SOVEREIGN ISSUES 0.8%

Ukraine Government International Bond
0.000% due 05/31/2040 ~	1,300	963

Total Ukraine (Cost $1,026)		1,131

UNITED ARAB EMIRATES 1.4%

CORPORATE BONDS & NOTES 1.4%

ADES International Holding PLC
8.625% due 04/24/2024	$600	471

Kuwait Projects Co. SPC Ltd.
4.229% due 10/29/2026	500	470
4.500% due 02/23/2027	800	754

Total United Arab Emirates (Cost $1,960)		1,695

UNITED KINGDOM 2.4%

CORPORATE BONDS & NOTES 2.4%

Afren PLC
6.625% due 12/09/2020 ^(b)	$682	3
15.000% due 04/25/2049 ^«(b)(i)	1,927	217

Barclays PLC
8.000% due 06/15/2024 •(g)(h)	300	279

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (a)	700	343

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	1,600	1,482

Petra Diamonds U.S. Treasury PLC
7.250% due 05/01/2022	1,100	258

Tullow Oil PLC
7.000% due 03/01/2025	800	206

Total United Kingdom (Cost $6,711)		2,788

UNITED STATES 17.5%

ASSET-BACKED SECURITIES 0.8%

Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 þ	$315	204

Countrywide Asset-Backed Certificates
1.167% due 09/25/2037 ^•	41	33

JPMorgan Mortgage Acquisition Corp.
1.597% due 12/25/2035 •	700	503

NovaStar Mortgage Funding Trust
1.147% due 09/25/2037 •	192	176

		916

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.1%

DAE Funding LLC
5.000% due 08/01/2024		$600	$548

Gran Tierra Energy, Inc.
7.750% due 05/23/2027		1,400	366

Invepar Holdings LLC
8.875% due 12/31/2049 «(i)		158	0

Kosmos Energy Ltd.
7.125% due 04/04/2026		900	491

NBM U.S. Holdings, Inc.
7.000% due 05/14/2026		300	274

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(b)		302	0

Rio Oil Finance Trust
8.200% due 04/06/2028		1,550	1,411
9.750% due 01/06/2027		541	516

			3,606

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.177% due 10/25/2035 •		609	532

Citigroup Mortgage Loan Trust
4.420% due 08/25/2036 ~		408	332

			864

U.S. TREASURY OBLIGATIONS 12.9%

U.S. Treasury Notes
1.875% due 01/31/2022 (k)		7,100	7,315
2.000% due 08/31/2021		1,300	1,333
2.000% due 12/31/2021		1,500	1,547
2.125% due 12/31/2022		1,600	1,681
3.000% due 09/30/2025		3,000	3,414

			15,290

Total United States (Cost $22,023)			20,676

VIRGIN ISLANDS (BRITISH) 1.6%

CORPORATE BONDS & NOTES 1.6%

China Reinsurance Finance Corp. Ltd.
3.375% due 03/09/2022		$800	800

NWD MTN Ltd.
4.375% due 11/30/2022		200	211
5.250% due 02/26/2021		200	206

OAS Restructuring BVI Ltd. (0.250% Cash and 4.750% PIK)
5.000% due 03/31/2035 «(a)(i)	BRL	356	4

Studio City Finance Ltd.
7.250% due 02/11/2024		$800	686

Total Virgin Islands (British) (Cost $2,017)			1,907

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (j) 0.6%
			655

ARGENTINA TREASURY BILLS 0.0%
31.246% due 07/31/2020 «~	ARS	15	0
32.393% due 08/28/2020 ~		683	6
36.751% due 04/03/2020 ~		350	4
53.823% due 05/13/2020 (d)(e)		530	4

			14

Total Short-Term Instruments (Cost $678)			669

Total Investments in Securities (Cost $145,022)			121,190

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	11,750	$115

Total Short-Term Instruments (Cost $116)		115

Total Investments in Affiliates (Cost $116)		115

Total Investments 102.5% (Cost $145,138)		$121,305

Financial Derivative Instruments (l)(m) 0.3% (Cost or Premiums, net $221)		390

Other Assets and Liabilities, net (2.8)%		(3,332)

Net Assets 100.0%		$118,363

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC 15.000% due 04/25/2049	04/30/2015	$1,905	$217	0.18%
Invepar Holdings LLC 8.875% due 12/31/2049	11/16/2018	0	0	0.00
OAS Restructuring BVI Ltd. (0.250% Cash and 4.750% PIK) 5.000% due 03/31/2035	04/30/2019	13	4	0.00
OAS S.A. - Exp. 05/16/2039	04/30/2019	0	2	0.00

		$1,918	$223	0.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$655	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(670)	$655	$655

Total Repurchase Agreements						$(670)	$655	$655

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.960%	03/30/2020	04/15/2020		$	(1,237)	$(1,238)
BPS	(2.500)	02/14/2020	TBD	(2)	EUR	(199)	(219)
	(0.400)	02/10/2020	TBD	(2)	$	(520)	(520)

Total Reverse Repurchase Agreements							$(1,977)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BOS	0.250%	03/31/2020	04/01/2020	$(3,930)	$(3,931)

Total Sale-Buyback Transactions					$(3,931)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(1,238)	$0	$(1,238)	$1,236	$(2)
BPS	0	(739)	0	(739)	569	(170)
FICC	655	0	0	655	(670)	(15)

Master Securities Forward Transaction Agreement
BOS	0	0	(3,931)	(3,931)	3,915	(16)

Total Borrowings and Other Financing Transactions	$655	$(1,977)	$(3,931)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(739)	$(739)
U.S. Treasury Obligations	0	(1,238)	0	0	(1,238)

Total	$0	$(1,238)	$0	$(739)	$(1,977)

Sale-Buyback Transactions
U.S. Treasury Obligations	(3,931)	0	0	0	(3,931)

Total	$(3,931)	$0	$0	$(0	$(3,931)

Total Borrowings	$(3,931)	$(1,238)	$0	$(739)	$(5,908)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(5,908)

(k)	Securities with an aggregate market value of $5,721 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(7,016) at a weighted average interest rate of 2.139%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	153	$21,219	$844	$0	$(22)

Total Futures Contracts				$844	$0	$(22)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed(Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$2,900	$147	$184	$331	$0	$(9)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	1-Year BRL-CDI	9.650%	Maturity	01/02/2025	BRL	6,800	$(35)	$231	$196	$0	$(2)
Receive(4)	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		$300	63	(127)	(64)	8	0

							$28	$104	$132	$8	$(2)

Total Swap Agreements							$175	$288	$463	$8	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$8	$8	$0	$(22)	$(11)	$(33)

Cash of $677 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BPS	04/2020	EUR	189		$207	$0	$(1)

BRC	04/2020	JPY	22,100		201	0	(5)

CBK	04/2020	EUR	3,642		3,993	0	(24)
	04/2020		$59	EUR	55	1	0
HUS	06/2020		84	HKD	651	0	0

SCX	05/2020	EUR	3,776		$4,149	0	(21)

Total Forward Foreign Currency Contracts						$1	$(51)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Brazil Government International Bond	(1.000)%	Quarterly	06/20/2024	2.301%	$	1,500	$24	$54	$78	$0
	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.895		1,500	24	24	48	0

BPS	Colombia Government International Bond	(1.000)	Quarterly	12/20/2024	2.091		1,500	(2)	75	73	0

CBK	Colombia Government International Bond	(1.000)	Quarterly	12/20/2024	2.091		1,500	6	67	73	0

GST	Brazil Government International Bond	(1.000)	Quarterly	06/20/2024	2.301		1,500	21	57	78	0

JPM	Chile Government International Bond	(1.000)	Quarterly	12/20/2024	1.165		1,500	(25)	36	11	0

MYC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2024	2.175		1,500	(2)	80	78	0

								$46	$393	$439	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	3-Month CNY-CNREPOFIX(5)	2.493%	Quarterly	06/17/2025	CNY	900	$0	$1	$1	$0
NGF	Pay	3-Month CNY-CNREPOFIX(5)	2.458	Quarterly	06/17/2025		20,300	0	25	25	0

								$0	$26	$26	$0

Total Swap Agreements								$46	$419	$465	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$126	$126	$0	$0	$0	$0	$126	$0	$126
BPS	0	0	73	73	(1)	0	0	(1)	72	0	72
BRC	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
CBK	1	0	73	74	(24)	0	0	(24)	50	0	50
GLM	0	0	1	1	0	0	0	0	1	0	1
GST	0	0	78	78	0	0	0	0	78	0	78
JPM	0	0	11	11	0	0	0	0	11	0	11
MYC	0	0	78	78	0	0	0	0	78	0	78
NGF	0	0	25	25	0	0	0	0	25	0	25
SCX	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)

Total Over the Counter	$1	$0	$465	$466	$(51)	$0	$0	$(51)

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$8	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Swap Agreements	0	439	0	0	26	465

	$0	$439	$0	$1	$26	$466

	$0	$439	$0	$1	$34	$474

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22	$22
Swap Agreements	0	9	0	0	2	11

	$0	$9	$0	$0	$24	$33

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$51	$0	$51

	$0	$9	$0	$51	$24	$84

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$784	$784
Swap Agreements	0	(14)	0	0	(75)	(89)

	$0	$(14)	$0	$0	$709	$695

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$279	$0	$279
Swap Agreements	0	(39)	0	0	0	(39)

	$0	$(39)	$0	$279	$0	$240

	$0	$(53)	$0	$279	$709	$935

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$688	$688
Swap Agreements	0	183	0	0	(118)	65

	$0	$183	$0	$0	$570	$753

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(104)	$0	$(104)
Swap Agreements	0	411	0	0	27	438

	$0	$411	$0	$(104)	$27	$334

	$0	$594	$0	$(104)	$597	$1,087

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$1,950	$0	$1,950
Sovereign Issues	0	880	0	880
Australia
Corporate Bonds & Notes	0	389	0	389
Austria
Corporate Bonds & Notes	0	738	0	738
Bermuda
Corporate Bonds & Notes	0	569	0	569
Brazil
Corporate Bonds & Notes	0	8,948	0	8,948
Loan Participations and Assignments	0	0	1,504	1,504
Warrants	0	0	2	2
Canada
Corporate Bonds & Notes	0	1,714	0	1,714
Cayman Islands
Corporate Bonds & Notes	0	16,073	0	16,073
Chile
Corporate Bonds & Notes	0	2,063	0	2,063
China
Corporate Bonds & Notes	0	1,938	0	1,938
Colombia
Common Stocks	40	0	0	40
Corporate Bonds & Notes	0	2,730	0	2,730
Guatemala
Corporate Bonds & Notes	0	877	0	877
Hong Kong
Corporate Bonds & Notes	0	407	0	407
India
Corporate Bonds & Notes	0	2,918	0	2,918
Indonesia
Corporate Bonds & Notes	0	1,601	0	1,601
Ireland
Corporate Bonds & Notes	0	5,937	0	5,937
Isle of Man
Corporate Bonds & Notes	0	498	0	498
Israel
Corporate Bonds & Notes	0	1,050	0	1,050
Luxembourg
Corporate Bonds & Notes	0	4,516	12	4,528
Mauritius
Corporate Bonds & Notes	0	2,587	0	2,587
Mexico
Corporate Bonds & Notes	0	3,157	0	3,157
Morocco
Corporate Bonds & Notes	0	380	0	380
Namibia
Sovereign Issues	0	602	0	602
Netherlands
Corporate Bonds & Notes	0	5,102	0	5,102

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Nigeria
Corporate Bonds & Notes	$0	$492	$0	$492
Panama
Corporate Bonds & Notes	0	3,026	0	3,026
Romania
Corporate Bonds & Notes	0	692	0	692
Russia
Corporate Bonds & Notes	0	2,379	0	2,379
Saudi Arabia
Corporate Bonds & Notes	0	876	0	876
Singapore
Corporate Bonds & Notes	0	2,280	0	2,280
South Africa
Corporate Bonds & Notes	0	4,938	0	4,938
South Korea
Corporate Bonds & Notes	0	1,363	0	1,363
Spain
Corporate Bonds & Notes	0	289	0	289
Supranational
Corporate Bonds & Notes	0	2,225	0	2,225
Turkey
Corporate Bonds & Notes	0	3,920	0	3,920
Sovereign Issues	0	662	0	662
Ukraine
Corporate Bonds & Notes	0	168	0	168
Sovereign Issues	0	963	0	963
United Arab Emirates
Corporate Bonds & Notes	0	1,695	0	1,695
United Kingdom
Corporate Bonds & Notes	0	2,571	217	2,788
United States
Asset-Backed Securities	0	916	0	916
Corporate Bonds & Notes	0	3,606	0	3,606
Non-Agency Mortgage-Backed Securities	0	864	0	864
U.S. Treasury Obligations	0	15,290	0	15,290
Virgin Islands (British)
Corporate Bonds & Notes	0	1,903	4	1,907
Short-Term Instruments
Repurchase Agreements	0	655	0	655
Argentina Treasury Bills	0	14	0	14

	$40	$119,411	$1,739	$121,190

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$115	$0	$0	$115

Total Investments	$155	$119,411	$1,739	$121,305

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$8	$0	$8
Over the counter	0	466	0	466

	$0	$474	$0	$474

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(22)	$(11)	$0	$(33)
Over the counter	0	(51)	0	(51)

	$(22)	$(62)	$0	$(84)

Total Financial Derivative Instruments	$(22)	$412	$0	$390

Totals	$133	$119,823	$1,739	$121,695

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,489	$0	$0	$0	$0	$15	$0	$0	$1,504	$15
Warrants	0	0	0	0	0	2	0	0	2	2
Luxembourg
Corporate Bonds & Notes	0	3	0	0	0	9	0	0	12	9
Tanzania
Loan Participations and Assignments	501	0	(500)	0	0	(1)	0	0	0	0
United Kingdom
Corporate Bonds & Notes	240	0	0	0	0	(23)	0	0	217	(23)
Virgin Islands (British)
Corporate Bonds & Notes	0	14	0	0	0	(10)	0	0	4	(10)

Totals	$2,230	$17	$(500)	$0	$0	$(8)	$0	$0	$1,739	$(7)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,504	Proxy Pricing	Base Price	100.830	—
Warrants	2	Other Valuation Techniques(2)	—	—	—
Luxembourg
Corporate Bonds & Notes	12	Other Valuation Techniques(2)	—	—	—
United Kingdom
Corporate Bonds & Notes	217	Other Valuation Techniques(2)	—	—	—
Virgin Islands (British)
Corporate Bonds & Notes	4	Proxy Pricing	Base Price	5.704	—

Total	$1,739

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.2%

ARGENTINA 1.7%

CORPORATE BONDS & NOTES 0.1%

Pan American Energy LLC
30.362% (BADLARPP) due 11/20/2020 «~	ARS	93,119	$1,050

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~		44,680	509

			1,559

SOVEREIGN ISSUES 1.6%

Argentina Government International Bond
1.000% due 08/05/2021 (f)		266,971	1,837
2.250% due 04/28/2020 (f)		1,283,548	10,947
4.625% due 01/11/2023		$2,300	667
7.125% due 07/06/2036		3,200	837
15.500% due 10/17/2026	ARS	210,060	877
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		776,471	5,898
38.039% (ARLLMONP) due 06/21/2020 ~		60,040	435
42.781% (BADLARPP) due 10/04/2022 ~		58,125	716

Autonomous City of Buenos Aires Argentina
32.413% due 03/29/2024 ~		214,841	1,775
33.938% (BADLARPP + 3.750%) due 02/22/2028 ~		400,757	3,070
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		274,200	2,552

Provincia de Buenos Aires
33.929% due 05/31/2022 •		305,596	1,818

Provincia de Cordoba
7.125% due 06/10/2021		$1,000	659

			32,088

Total Argentina (Cost $93,217)			33,647

AUSTRALIA 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
2.227% due 12/05/2059 •		$1,146	1,142

Total Australia (Cost $1,146)			1,142

BERMUDA 0.0%

CORPORATE BONDS & NOTES 0.0%

Aircastle Ltd.
5.125% due 03/15/2021		$200	199
5.500% due 02/15/2022		300	273
7.625% due 04/15/2020		200	200

Total Bermuda (Cost $714)			672

BRAZIL 5.2%

CORPORATE BONDS & NOTES 4.1%

Banco Bradesco S.A.
3.200% due 01/27/2025		$3,700	3,390

Banco Daycoval S.A.
4.250% due 12/13/2024		1,800	1,697

Banco do Brasil S.A.
4.625% due 01/15/2025		2,400	2,340
4.750% due 03/20/2024		3,000	2,932
4.875% due 04/19/2023		4,300	4,241

Banco Votorantim S.A.
4.000% due 09/24/2022		7,600	7,379
4.500% due 09/24/2024		3,500	3,161

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		320	324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		$4,000	$3,562
4.625% due 02/04/2030		3,200	2,846

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		1,100	946

Itau Unibanco Holding S.A.
4.500% due 11/21/2029 •(h)		12,600	11,497
5.750% due 01/22/2021		500	503

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (d)(g)		878	10

Petrobras Global Finance BV
6.125% due 01/17/2022		3,833	3,856

Rede D’or Finance SARL
4.500% due 01/22/2030		13,400	11,695

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	96,100	19,512

Vale Overseas Ltd.
6.250% due 08/10/2026		$1,500	1,628

			81,519

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		22,700	22,755

SOVEREIGN ISSUES 0.0%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2024 (d)	BRL	4,600	706

			706

Total Brazil (Cost $119,074)			104,980

CANADA 0.5%

CORPORATE BONDS & NOTES 0.5%

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		$9,600	9,497

Glencore Finance Canada Ltd.
4.950% due 11/15/2021		200	198

Total Canada (Cost $9,804)			9,695

CAYMAN ISLANDS 1.8%

ASSET-BACKED SECURITIES 0.5%

Garanti Diversified Payment Rights Finance Co.
4.550% due 10/09/2021 «•		$8,283	8,252

M360 Advisors LLC
4.395% due 07/24/2028		1,491	1,476

			9,728

CONVERTIBLE BONDS & NOTES 0.3%

China Evergrande Group
4.250% due 02/14/2023	HKD	64,000	6,649

CORPORATE BONDS & NOTES 1.0%

CK Hutchison International Ltd.
2.875% due 04/05/2022		$1,400	1,402

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		7,200	5,580

KSA Sukuk Ltd.
2.894% due 04/20/2022		4,300	4,322

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		546	463

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		726	238

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		813	655

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		$100	$86

SPARC EM SPC Panama Metro Line SP
0.000% due 12/05/2022 (d)		698	648

Sunac China Holdings Ltd.
7.875% due 02/15/2022		3,500	3,360
8.350% due 04/19/2023		3,600	3,402

			20,156

Total Cayman Islands (Cost $40,179)			36,533

CHILE 3.1%

CORPORATE BONDS & NOTES 0.2%

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022		$1,700	1,696

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027		1,500	1,367

			3,063

SOVEREIGN ISSUES 2.9%

Bonos de la Tesoreria de la Republica en pesos
4.000% due 03/01/2023	CLP	13,810,000	17,250
4.500% due 03/01/2026		22,900,000	29,300
4.700% due 09/01/2030		8,395,000	10,762
6.000% due 01/01/2043		155,000	233

			57,545

Total Chile (Cost $66,200)			60,608

CHINA 5.2%

CORPORATE BONDS & NOTES 2.6%

Bank of China Ltd.
0.060% (EUR003M + 0.470%) due 11/22/2020 ~	EUR	1,900	2,091

Industrial & Commercial Bank of China Ltd.
0.190% (EUR003M + 0.600%) due 05/23/2020 ~		14,100	15,545
2.484% (US0003M + 0.750%) due 11/08/2020 ~		$19,050	19,088

Minmetals Bounteous Finance BVI Ltd.
3.500% due 07/30/2020		1,200	1,208

New Metro Global Ltd.
7.500% due 12/16/2021		2,300	2,173

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020		4,700	4,701
2.500% due 04/28/2020		4,650	4,656

State Grid Overseas Investment Ltd.
2.750% due 05/04/2022		1,800	1,825

			51,287

SOVEREIGN ISSUES 2.6%

China Development Bank
3.050% due 08/25/2026	CNY	31,000	4,373
3.180% due 04/05/2026		14,000	1,996
4.040% due 04/10/2027		81,000	12,082
4.880% due 02/09/2028		175,300	27,636

China Government Bond
2.480% due 12/01/2020		5,000	706
4.080% due 10/22/2048		36,000	5,740

			52,533

Total China (Cost $105,005)			103,820

COLOMBIA 6.9%

CORPORATE BONDS & NOTES 0.5%

Empresas Publicas de Medellin ESP
8.375% due 11/08/2027	COP	47,353,000	10,667

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 6.4%

Bogota Distrito Capital
9.750% due 07/26/2028		$60,000	$16

Colombian TES
7.000% due 05/04/2022		501,393,700	126,831

			126,847

Total Colombia (Cost $176,491)			137,514

CZECH REPUBLIC 5.1%

SOVEREIGN ISSUES 5.1%

Czech Republic Government International Bond
1.920% (PRIB06M + -0.300%) due 12/09/2020 ~	CZK	2,500,000	100,852

Total Czech Republic (Cost $103,148)			100,852

DOMINICAN REPUBLIC 3.2%

SOVEREIGN ISSUES 3.2%

Dominican Republic International Bond
7.500% due 05/06/2021		$13,333	13,373
8.900% due 02/15/2023	DOP	454,400	7,872
9.750% due 06/05/2026		602,700	9,743
10.500% due 04/07/2023		70,500	1,298
10.750% due 11/08/2029		57,400	980
11.000% due 12/04/2026		906,100	16,808
12.000% due 03/05/2032		750,000	13,689

Total Dominican Republic (Cost $73,767)			63,763

EGYPT 0.7%

SOVEREIGN ISSUES 0.7%

Egypt Government International Bond
5.750% due 04/29/2020		$3,200	3,196
6.125% due 01/31/2022		11,400	11,019

Total Egypt (Cost $15,118)			14,215

EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%

El Salvador Government International Bond
7.750% due 01/24/2023		$2,700	2,643

Total El Salvador (Cost $2,909)			2,643

FRANCE 0.1%

CORPORATE BONDS & NOTES 0.1%

Danone S.A.
3.000% due 06/15/2022		$400	407

mFinance France S.A.
2.000% due 11/26/2021	EUR	100	110

Pernod Ricard S.A.
4.450% due 01/15/2022		$450	462
5.750% due 04/07/2021		200	206

Societe Generale S.A.
6.750% due 04/07/2021 •(g)(h)	EUR	100	106

Total France (Cost $1,290)			1,291

GERMANY 3.3%

CORPORATE BONDS & NOTES 3.3%

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,100	1,202
2.818% (US0003M + 0.970%) due 07/13/2020 ~		$24,200	23,849

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.041% (US0003M + 1.290%) due 02/04/2021 ~		$200	$192
4.250% due 10/14/2021		38,400	36,557
5.000% due 02/14/2022		4,900	4,836

Total Germany (Cost $68,930)			66,636

GUATEMALA 1.0%

SOVEREIGN ISSUES 1.0%

Guatemala Government International Bond
5.750% due 06/06/2022		$19,600	19,814

Total Guatemala (Cost $20,193)			19,814

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%

CDBL Funding
3.750% due 03/11/2022		$1,800	1,874

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		1,900	1,901

Eastern Creation Investment Holdings Ltd.
2.750% due 09/26/2020		9,300	9,300

Huarong Finance Co. Ltd.
3.425% (US0003M + 1.650%) due 04/27/2020 ~		1,300	1,300
3.625% due 11/22/2021		2,650	2,707

Total Hong Kong (Cost $17,004)			17,082

HUNGARY 5.2%

SOVEREIGN ISSUES 5.2%

Hungary Government International Bond
1.500% due 08/24/2022	HUF	27,997,500	86,115
2.750% due 12/22/2026		5,182,300	16,677
3.000% due 08/21/2030		306,800	962

Total Hungary (Cost $117,232)			103,754

INDIA 1.9%

CORPORATE BONDS & NOTES 1.9%

Muthoot Finance Ltd.
4.400% due 09/02/2023		$5,600	4,422

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		7,100	5,520

State Bank of India
2.850% (US0003M + 0.950%) due 04/06/2020 ~		28,230	28,227

Total India (Cost $41,035)			38,169

INDONESIA 0.7%

CORPORATE BONDS & NOTES 0.6%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$11,400	11,486

Perusahaan Listrik Negara PT
5.500% due 11/22/2021		900	912

			12,398

SOVEREIGN ISSUES 0.1%

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		2,000	1,996

Total Indonesia (Cost $14,451)			14,394

IRELAND 0.9%

ASSET-BACKED SECURITIES 0.1%

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	900	$950

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.8%

ABH Financial Ltd. Via Alfa Holding Issuance PLC
2.626% due 04/28/2020	EUR	8,400	$9,270

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$2,150	1,918
4.500% due 05/15/2021		300	275
4.625% due 10/30/2020		500	485
5.000% due 10/01/2021		200	180

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	100	109
0.800% due 01/21/2022		1,200	1,293
2.250% due 07/20/2020		500	553
4.350% due 11/03/2021		400	460

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$200	199

Russian Railways via RZD Capital PLC
3.450% due 10/06/2020		1,500	1,500

			16,242

Total Ireland (Cost $18,557)			17,192

ISRAEL 0.4%

CORPORATE BONDS & NOTES 0.4%

Delek & Avner Tamar Bond Ltd.
5.082% due 12/30/2023		$8,880	8,709

Total Israel (Cost $9,081)			8,709

ITALY 0.3%

CORPORATE BONDS & NOTES 0.3%

Banca Carige SpA
1.085% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	5,300	5,783

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(g)(h)		200	196

UniCredit SpA
6.750% due 09/10/2021 •(g)(h)		200	191
9.250% due 06/03/2022 •(g)(h)		200	209

Total Italy (Cost $6,605)			6,379

JAPAN 0.7%

CORPORATE BONDS & NOTES 0.7%

Central Nippon Expressway Co. Ltd.
2.291% (US0003M + 0.540%) due 08/04/2020 ~		$12,800	12,709

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		200	197

Total Japan (Cost $13,005)			12,906

JERSEY, CHANNEL ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%

ARTS Ltd.
2.521% due 09/15/2021 «•		$6,254	6,181

Total Jersey, Channel Islands (Cost $6,202)			6,181

KAZAKHSTAN 0.3%

CORPORATE BONDS & NOTES 0.3%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,125,750	6,629

Total Kazakhstan (Cost $9,499)			6,629

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 1.2%

CORPORATE BONDS & NOTES 1.2%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)		$1,461	$584
10.000% due 11/09/2024 ^«(a)(b)		213	5

Gazprom OAO Via Gaz Capital S.A.
5.338% due 09/25/2020	GBP	8,800	10,970
5.999% due 01/23/2021		$4,080	4,157

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(b)		201	0

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		2,100	2,086
5.250% due 05/23/2023 (h)		400	398
5.717% due 06/16/2021		4,500	4,606
6.125% due 02/07/2022		200	207

Total Luxembourg (Cost $24,231)			23,013

MAURITIUS 0.4%

CORPORATE BONDS & NOTES 0.4%

Azure Power Energy Ltd.
5.500% due 11/03/2022		1,800	1,659

Greenko Dutch BV
4.875% due 07/24/2022		250	222

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		6,350	5,269

Total Mauritius (Cost $8,470)			7,150

MEXICO 1.7%

CORPORATE BONDS & NOTES 0.4%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	106,300	4,216

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(b)		$630	0

Petroleos Mexicanos
7.650% due 11/24/2021	MXN	81,640	3,305

			7,521

SOVEREIGN ISSUES 1.3%

Mexico Government International Bond
8.000% due 12/07/2023		572,200	25,506

			25,506

Total Mexico (Cost $43,894)			33,027

MONGOLIA 0.3%

SOVEREIGN ISSUES 0.3%

Mongolia Government International Bond
5.625% due 05/01/2023		$6,548	5,893

Total Mongolia (Cost $6,645)			5,893

NETHERLANDS 0.3%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	301	328

CORPORATE BONDS & NOTES 0.3%

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)		1,400	1,486
6.625% due 06/29/2021 •(g)(h)		600	635

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$400	399

NXP BV
3.875% due 09/01/2022		600	603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prosus NV
3.680% due 01/21/2030		$1,600	$1,453

Syngenta Finance NV
3.698% due 04/24/2020		1,200	1,198

Waha Aerospace BV
3.925% due 07/28/2020		26	26

			5,800

Total Netherlands (Cost $6,443)			6,128

NIGERIA 0.0%

SOVEREIGN ISSUES 0.0%

Nigeria Government International Bond
6.375% due 07/12/2023		$800	669

Total Nigeria (Cost $868)			669

OMAN 0.2%

SOVEREIGN ISSUES 0.2%

Oman Government International Bond
4.875% due 02/01/2025		$3,900	3,045

Total Oman (Cost $3,911)			3,045

PERU 1.7%

CORPORATE BONDS & NOTES 0.6%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	28,500	8,408
4.850% due 10/30/2020		9,635	2,823

			11,231

SOVEREIGN ISSUES 1.1%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		9,600	2,986

Peru Government International Bond
5.400% due 08/12/2034		9,200	2,692
6.150% due 08/12/2032		5,100	1,605
6.950% due 08/12/2031		13,600	4,607
8.200% due 08/12/2026		30,100	10,952

			22,842

Total Peru (Cost $34,659)			34,073

QATAR 1.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.4%

Qatar National Bank SAQ
2.595% (LIBOR03M + 0.900%) due 12/22/2020 «~		$10,000	10,000

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~		7,600	7,592
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~		10,000	9,990

			27,582

SOVEREIGN ISSUES 0.1%

Qatar Government International Bond
4.500% due 01/20/2022		1,900	1,959

Total Qatar (Cost $29,409)			29,541

RUSSIA 0.5%

SOVEREIGN ISSUES 0.5%

Russia Government International Bond
7.600% due 04/14/2021	RUB	3,500	45
7.650% due 04/10/2030		719,200	9,822

Total Russia (Cost $11,792)			9,867

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
2.375% due 09/15/2021		$600	$601

Medco Bell Pte Ltd.
6.375% due 01/30/2027		7,200	4,266

Total Singapore (Cost $7,692)			4,867

SOUTH AFRICA 4.0%

CORPORATE BONDS & NOTES 0.7%

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$7,460	7,387

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		7,670	6,558

			13,945

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.7%

Eskom Holdings SOC Ltd.
4.663% (LIBOR03M + 2.900%) due 07/07/2021 «~		33,700	33,977

SOVEREIGN ISSUES 1.6%

South Africa Government International Bond
8.000% due 01/31/2030	ZAR	104,400	4,816
10.500% due 12/21/2026		455,500	26,244

			31,060

Total South Africa (Cost $90,149)			78,982

SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%

Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	600	371

Total South Korea (Cost $485)			371

		SHARES
SPAIN 0.0%

PREFERRED SECURITIES 0.0%

Banco Santander S.A.
6.750% due 04/25/2022 •(g)(h)		200,000	199

Total Spain (Cost $239)			199

		PRINCIPAL AMOUNT (000S)
SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%

Banque Ouest Africaine de Developpement
5.500% due 05/06/2021		$7,042	7,082

Total Supranational (Cost $7,241)			7,082

SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.3%

Castellum AB
2.125% due 11/20/2023	EUR	4,400	4,979

Total Sweden (Cost $5,099)			4,979

TUNISIA 0.0%

SOVEREIGN ISSUES 0.0%

Banque Centrale de Tunisie International Bond
4.500% due 06/22/2020	EUR	100	109

Total Tunisia (Cost $110)			109

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 0.0%

CORPORATE BONDS & NOTES 0.0%

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		$200	195

Total Turkey (Cost $206)			195

UKRAINE 0.5%

SOVEREIGN ISSUES 0.5%

Ukraine Government International Bond
7.750% due 09/01/2020		$3,700	3,640
7.750% due 09/01/2021		1,100	1,062
7.750% due 09/01/2022		6,500	6,183

Total Ukraine (Cost $11,454)			10,885

UNITED KINGDOM 3.9%

CORPORATE BONDS & NOTES 0.7%

Afren PLC
15.000% due 04/25/2049 ^«(b)(i)		$13,145	1,479

Barclays Bank PLC
10.000% due 05/21/2021	GBP	100	132

Barclays PLC
8.000% due 12/15/2020 •(g)(h)	EUR	200	211

HSBC Holdings PLC
4.583% due 06/19/2029 •		$300	320

Imperial Brands Finance PLC
3.750% due 07/21/2022		200	200

Lloyds Banking Group PLC
6.375% due 06/27/2020 •(g)(h)	EUR	800	815

Royal Bank of Scotland Group PLC
4.269% due 03/22/2025 •		$7,100	7,306
4.892% due 05/18/2029 •		300	318
7.500% due 08/10/2020 •(g)(h)		200	184

Ukreximbank Via Biz Finance PLC
16.500% due 03/02/2021	UAH	88,300	2,973

			13,938

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	11,997	14,594

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		22,784	27,491

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)		0	534
1.322% due 12/21/2049 •		14,390	17,673
2.022% due 12/21/2049 •		1,701	2,087
2.522% due 12/21/2049 •		850	1,044
3.022% due 12/21/2049 •		486	597
3.522% due 12/21/2049 •		486	587

			64,607

Total United Kingdom (Cost $96,401)			78,545

UNITED STATES 16.1%

ASSET-BACKED SECURITIES 8.3%

Accredited Mortgage Loan Trust
1.982% due 04/25/2035 •		$525	501

ACE Securities Corp. Home Equity Loan Trust
1.097% due 07/25/2036 •		2,082	855

AFC Home Equity Loan Trust
1.727% due 02/25/2029 •		118	107

Argent Mortgage Loan Trust
1.427% due 05/25/2035 •		407	333

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.997% due 12/25/2033 •		4,597	4,164

Asset-Backed Securities Corp. Home Equity Loan Trust
1.117% due 03/25/2036 •		301	298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		$1,069	$1,065

Bear Stearns Asset-Backed Securities Trust
1.997% due 08/25/2037 •		1,472	1,168
3.122% due 01/25/2035 •		1,511	1,243
4.200% due 07/25/2036 ~		82	78

Citigroup Mortgage Loan Trust
1.007% due 07/25/2045 •		106	80
1.397% due 03/25/2037 •		1,270	1,135

Countrywide Asset-Backed Certificates
1.137% due 11/25/2037 •		2,096	1,848

Countrywide Asset-Backed Certificates Trust
1.097% due 03/25/2047 ^•		300	285
1.697% due 11/25/2035 •		4,490	4,022

Crecera Americas LLC
0.000% due 07/31/2022 «•	COP	34,000,000	8,304

Credit Acceptance Auto Loan Trust
2.380% due 11/15/2028		$4,150	4,020

Credit Suisse Mortgage Capital Trust
1.847% due 10/25/2036 •		10,449	10,026

Credit-Based Asset Servicing & Securitization LLC
1.067% due 07/25/2037 •		34	20

DT Auto Owner Trust
2.170% due 05/15/2023		10,315	10,232

FBR Securitization Trust
1.652% due 11/25/2035 •		13,758	11,862

Fremont Home Loan Trust
1.097% due 10/25/2036 •		3,526	1,478
1.187% due 08/25/2036 •		2,737	1,030

GE-WMC Mortgage Securities Trust
0.987% due 08/25/2036 •		29	14

GLS Auto Receivables Issuer Trust
2.470% due 11/15/2023		12,548	11,751

GSAA Home Equity Trust
1.247% due 05/25/2047 •		197	139

GSAMP Trust
1.017% due 12/25/2036 •		102	51

HSI Asset Loan Obligation Trust
1.687% due 12/25/2036 •		40	15

HSI Asset Securitization Corp. Trust
1.087% due 01/25/2037 •		1,367	973

JPMorgan Mortgage Acquisition Corp.
1.287% due 02/25/2036 ^•		800	757
1.597% due 12/25/2035 •		8,091	5,811

JPMorgan Mortgage Acquisition Trust
1.057% due 08/25/2036 •		1,598	1,123

Lehman XS Trust
5.227% due 01/25/2036 ^þ		3,127	2,878

MASTR Asset-Backed Securities Trust
0.997% due 01/25/2037 •		192	64
1.167% due 11/25/2036 •		1,349	904

Morgan Stanley ABS Capital, Inc. Trust
1.177% due 11/25/2036 •		9,417	5,480
1.607% due 11/25/2035 •		4,495	3,894
1.712% due 01/25/2035 •		185	154

Morgan Stanley Mortgage Loan Trust
1.177% due 02/25/2037 •		239	96
5.988% due 11/25/2036 ^þ		1,212	439

New Century Home Equity Loan Trust
1.127% due 05/25/2036 •		255	203

Option One Mortgage Loan Trust
1.167% due 04/25/2037 •		343	248
1.167% due 05/25/2037 •		610	385

RAAC Trust
1.647% due 02/25/2046 •		8,313	7,864

Residential Asset Securities Corp. Trust
1.587% due 08/25/2035 •		318	291

Securitized Asset-Backed Receivables LLC Trust
1.007% due 12/25/2036 ^•		275	74
1.027% due 11/25/2036 ^•		162	56
1.237% due 12/25/2035 •		976	910

SLM Private Education Loan Trust
2.205% due 03/15/2032 •		17,486	17,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Loan Trust
1.097% due 03/25/2037 •		$883	$783
1.127% due 02/25/2037 •		1,627	493
1.297% due 03/25/2036 •		1,800	1,645
1.847% due 10/25/2037 •		566	429

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		899	898

Structured Asset Securities Corp. Mortgage Loan Trust
1.102% due 09/25/2036 •		19,944	13,696
1.117% due 12/25/2036 •		15,077	14,021

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		3,203	3,160
1.947% due 10/25/2059 •		3,104	3,040

Wells Fargo Home Equity Asset-Backed Securities Trust
1.267% due 03/25/2037 •		1,500	1,182

			165,576

CORPORATE BONDS & NOTES 3.4%

Ally Financial, Inc.
7.500% due 09/15/2020		300	305

Aviation Capital Group LLC
2.875% due 01/20/2022		500	452
3.875% due 05/01/2023		200	187

BAT Capital Corp.
2.764% due 08/15/2022		100	99

Broadcom Corp.
3.000% due 01/15/2022		400	397

Charter Communications Operating LLC
3.579% due 07/23/2020		100	100

Comcast Corp.
1.873% (US0003M + 0.440%) due 10/01/2021 ~		200	196

Conagra Brands, Inc.
3.800% due 10/22/2021		400	403

Continental Resources, Inc.
5.000% due 09/15/2022		69	43

D.R. Horton, Inc.
2.550% due 12/01/2020		100	99
4.375% due 09/15/2022		300	306

Dell International LLC
4.420% due 06/15/2021		300	303

Delta Air Lines, Inc.
3.400% due 04/19/2021		2,900	2,642

Duke Energy Corp.
3.050% due 08/15/2022		600	605

EMC Corp.
2.650% due 06/01/2020		90	90

Energy Transfer Operating LP
4.650% due 06/01/2021		200	195
5.200% due 02/01/2022		100	94

Energy Transfer Partners LP
5.875% due 03/01/2022		100	94

Ford Motor Credit Co. LLC
1.574% (US0003M + 0.790%) due 06/12/2020 ~		200	194
2.710% (US0003M + 0.810%) due 04/05/2021 ~		200	185
2.843% (US0003M + 1.080%) due 08/03/2022 ~		400	328
3.087% due 01/09/2023		4,100	3,710
3.550% due 10/07/2022		2,400	2,250
4.424% (US0003M + 2.550%) due 01/07/2021 ~		3,400	3,231

General Electric Co.
0.375% due 05/17/2022	EUR	400	423
5.550% due 05/04/2020		$200	200

General Motors Financial Co., Inc.
2.277% (US0003M + 0.540%) due 11/06/2020 ~		100	95
2.728% (US0003M + 0.850%) due 04/09/2021 ~		2,900	2,611
2.890% (US0003M + 0.990%) due 01/05/2023 ~		100	81

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.388% (US0003M + 1.550%) due 01/14/2022 ~	$100	$83

Goldman Sachs Group, Inc.
2.904% (US0003M + 1.110%) due 04/26/2022 ~	700	681

Goodman U.S. Finance One LLC
6.375% due 04/15/2021	700	730

International Lease Finance Corp.
4.625% due 04/15/2021	200	185
8.250% due 12/15/2020	600	597

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	300	304

Kraft Heinz Foods Co.
2.800% due 07/02/2020	13	13

Marriott International, Inc.
2.180% (US0003M + 0.600%) due 12/01/2020 ~	7,400	6,926

Marsh & McLennan Cos., Inc.
2.575% (US0003M + 1.200%) due 12/29/2021 ~	700	701

Microchip Technology, Inc.
3.922% due 06/01/2021	200	195

Morgan Stanley
2.732% (US0003M + 0.930%) due 07/22/2022 ~	100	97
2.999% (US0003M + 1.180%) due 01/20/2022 ~	400	398

Navient Corp.
5.875% due 03/25/2021	100	98

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	100	98
2.550% due 03/08/2021	100	96
2.650% due 07/13/2022	100	97
2.738% (US0003M + 0.890%) due 01/13/2022 ~	5,700	5,545

Penske Truck Leasing Co. LP
3.650% due 07/29/2021	300	304
4.250% due 01/17/2023	200	205

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(b)	1,256	0

Rio Oil Finance Trust
9.250% due 07/06/2024	6,188	6,102
9.750% due 01/06/2027	1,150	1,098

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	200	197

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	9,200	9,067

Southern Co.
2.350% due 07/01/2021	100	100
2.750% due 06/15/2020	100	100

Spectra Energy Partners LP
2.014% (US0003M + 0.700%) due 06/05/2020 ~	6,900	6,827

Sprint Communications, Inc.
6.000% due 11/15/2022	200	209
7.000% due 08/15/2020	100	101

Sprint Corp.
7.125% due 06/15/2024	200	221
7.250% due 09/15/2021	600	622
7.875% due 09/15/2023	1,200	1,330

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	100	92

Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~	1,100	1,008
2.653% (US0003M + 0.940%) due 11/12/2021 ~	200	196
Wells Fargo & Co.
2.625% due 07/22/2022	100	101

Westinghouse Air Brake Technologies Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~	3,800	3,690

		68,332

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

PG&E Corp.
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~	$4,100	$4,079

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.2%

American Home Mortgage Investment Trust
1.347% due 03/25/2046 •	2,283	1,862

Banc of America Mortgage Trust
4.668% due 07/25/2034 ~	80	70

BCAP LLC Trust
3.638% due 05/26/2037 ~	4,430	3,476

Chase Mortgage Finance Trust
5.500% due 11/25/2035	388	341

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	9,943	9,877
3.258% due 04/25/2066 ~	348	345

CitiMortgage Alternative Loan Trust
1.597% due 10/25/2036 •	1,412	1,028

Countrywide Alternative Loan Trust
1.107% due 09/25/2047 •	1,046	876
1.227% due 12/25/2035 •	50	43
1.297% due 05/25/2036 ^•	1,647	686
3.380% due 10/25/2035 ^~	29	23
6.000% due 04/25/2037	787	592
6.000% due 07/25/2037	1,099	552

Countrywide Home Loan Mortgage Pass-Through Trust
1.217% due 04/25/2046 •	437	166
3.500% due 02/20/2036 ^~	72	59
4.120% due 04/20/2035 ~	209	183
6.000% due 07/25/2036	967	727

Credit Suisse First Boston Mortgage Securities Corp.
3.953% due 06/25/2033 ~	262	232

Credit Suisse Mortgage Capital Trust
3.318% due 12/26/2059 ~	992	1,019
3.319% due 10/27/2059 ~	1,379	1,354
3.322% due 10/25/2058 ~	4,559	4,765

Downey Savings & Loan Association Mortgage Loan Trust
0.940% due 10/19/2036 •	681	524

GSMPS Mortgage Loan Trust
1.297% due 01/25/2036 •	230	177

HarborView Mortgage Loan Trust
3.966% due 10/19/2035 •	349	251

Impac CMB Trust
5.216% due 12/25/2032 þ	919	911
5.730% due 01/25/2033 þ	1,441	1,497

IndyMac Mortgage Loan Trust
1.127% due 02/25/2037 •	594	482
1.587% due 07/25/2045 •	279	233

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	492	460

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	3,900	3,497

Merrill Lynch Mortgage Investors Trust
4.356% due 11/25/2035 •	970	889

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	565	550
2.750% due 08/25/2059 ~	5,772	5,742

Mortgage Equity Conversion Asset Trust
0.670% due 05/25/2042 •	1,390	1,276

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	14,545	14,671

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	14,105	14,134

New York Mortgage Trust
1.487% due 04/25/2035 •	3,036	2,641

Residential Accredit Loans, Inc. Trust
2.910% due 10/25/2037 ~	1,812	1,454

Structured Adjustable Rate Mortgage Loan Trust
3.952% due 07/25/2034 ~	681	601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
1.150% due 04/19/2035 •		$751	$667
1.247% due 02/25/2037 •		1,947	1,610

Structured Asset Securities Corp. Mortgage Loan Trust
6.000% due 10/25/2036		257	179

SunTrust Adjustable Rate Mortgage Loan Trust
4.176% due 10/25/2037 ^~		1,722	1,416

Thornburg Mortgage Securities Trust
2.187% due 06/25/2047 ^•		590	459

WaMu Mortgage Pass-Through Certificates Trust
1.317% due 05/25/2034 •		264	210
3.902% due 02/25/2037 ^~		636	550
3.979% due 03/25/2037 ~		113	102

Wells Fargo Mortgage-Backed Securities Trust
4.613% due 10/25/2036 ~		851	765

			84,224

U.S. GOVERNMENT AGENCIES 0.0%

Fannie Mae
3.253% due 06/01/2043 - 07/01/2044 •		131	129
3.380% due 11/01/2035 •		17	17
3.413% due 09/01/2035 •		50	51
4.037% due 11/01/2035 •		33	33

Freddie Mac
1.087% due 09/25/2031 •		83	82
4.252% due 08/01/2035 •		5	5

			317

Total United States (Cost $343,943)			322,528

URUGUAY 0.1%

SOVEREIGN ISSUES 0.1%

Uruguay Government International Bond
9.875% due 06/20/2022	UYU	90,900	1,985

Total Uruguay (Cost $2,414)			1,985

VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020		$3,947	3,818

Total Virgin Islands (British) (Cost $3,961)			3,818

SHORT-TERM INSTRUMENTS 22.1%

CERTIFICATES OF DEPOSIT 0.4%

Emirates NBD PJSC
2.850% due 05/04/2020		$8,800	8,816

REPURCHASE AGREEMENTS (j) 14.2%
			283,090

ARGENTINA TREASURY BILLS 0.5%
31.246% due 07/31/2020 «~	ARS	110,970	1,173
32.393% due 08/28/2020 ~		148,036	1,367
34.248% due 05/28/2020 ~		150,937	1,462
49.132% due 04/28/2020 - 10/29/2020 (c)(d)		541,977	5,773

			9,775

EGYPT TREASURY BILLS 0.6%
14.907% due 04/07/2020 - 04/14/2020 (c)(d)	EGP	201,000	12,737

SOUTH AFRICA TREASURY BILLS 0.1%
7.400% due 06/17/2020 (d)(e)	ZAR	46,500	2,572

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 6.3%
0.522% due 04/07/2020 - 06/18/2020 (c)(d)(l)(n)	$125,091	$125,076

Total Short-Term Instruments (Cost $452,824)		442,066

Total Investments in Securities (Cost $2,342,396)		2,098,237

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short Asset Portfolio	$8,488,912	$82,419

PIMCO Short-Term Floating NAV Portfolio III	11,302	111

Total Short-Term Instruments (Cost $84,587)		82,530

Total Investments in Affiliates (Cost $84,587)		82,530

Total Investments 109.3% (Cost $2,426,983)		$2,180,767

Financial Derivative Instruments (k)(m) (3.5)% (Cost or Premiums, net $2,722)		(70,072)

Other Assets and Liabilities, net (5.8)%		(115,927)

Net Assets 100.0%		$1,994,768

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2049	04/30/2015	$ 12,993	$1,479	0.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
BPS	0.000%	03/31/2020	04/01/2020	$51,200	Ginnie Mae 4.000% due 02/20/2049	$(52,885)	$51,200	$51,200
FICC	0.000	03/31/2020	04/01/2020	5,690	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	(5,806)	5,690	5,690
GSC	0.000	03/31/2020	04/01/2020	44,800	Fannie Mae 4.500% due 09/01/2048	(46,186)	44,800	44,800
RDR	0.000	03/31/2020	04/01/2020	181,400	U.S. Treasury Notes 2.000% - 2.625% due 01/31/2026 - 11/15/2026	(185,603)	181,400	181,400

Total Repurchase Agreements						$(290,480)	$283,090	$283,090

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	65

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (0.1)%
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	6.000%	04/01/2050	$2,000	$(2,224)	$(2,215)

Total Short Sales (0.1)%				$(2,224)	$(2,215)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
BPS	$51,200	$0	$0	$51,200	$(52,855)	$(1,655)
FICC	5,690	0	0	5,690	(5,806)	(116)
GSC	44,800	0	0	44,800	(46,186)	(1,386)
RDR	181,400	0	0	181,400	(185,603)	(4,203)

Total Borrowings and Other Financing Transactions	$283,090	$0	$0

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(76) at a weighted average interest rate of 1.500%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	$151.000	05/22/2020	138	$138	$1	$11
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.500	05/22/2020	24	24	0	2
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	135.000	05/22/2020	1	1	0	0

Total Purchased Options					$1	$13

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	1	$222	$26	$0	$(3)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2020	162	$(22,467)	$(922)	$23	$0

Total Futures Contracts				$(896)	$23	$(3)

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	1.362%	$	600	$(17)	$15	$(2)	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	1.948		100	(5)	2	(3)	1	0

							$(22)	$17	$(5)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	82,800	$12,552	$(3,120)	$9,432	$0	$(270)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.780%	Maturity	07/01/2020	BRL	152,800	$0	$306	$306	$0	$0
Receive	1-Year BRL-CDI	6.320	Maturity	07/01/2020		75,000	(10)	(213)	(223)	0	0
Receive	1-Year BRL-CDI	4.500	Maturity	01/04/2021		820,800	77	(1,500)	(1,423)	0	(156)
Pay	1-Year BRL-CDI	5.000	Maturity	01/04/2021		854,700	1,224	1,108	2,332	158	0
Receive	1-Year BRL-CDI	6.930	Maturity	01/04/2021		140,000	0	(1,040)	(1,040)	0	(22)
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2021		205,500	20	1,594	1,614	32	0
Receive	1-Year BRL-CDI	7.425	Maturity	07/01/2021		66,000	0	(763)	(763)	0	(24)
Pay	1-Year BRL-CDI	4.460	Maturity	01/03/2022		112,600	(121)	265	144	32	0
Pay	1-Year BRL-CDI	4.500	Maturity	01/03/2022		208,100	14	272	286	59	0
Receive	1-Year BRL-CDI	7.450	Maturity	01/03/2022		200	(1)	(2)	(3)	0	0
Receive	1-Year BRL-CDI	5.000	Maturity	01/02/2023		57,800	61	3	64	0	(6)
Pay	1-Year BRL-CDI	5.440	Maturity	01/02/2023		65,200	(115)	204	89	6	0
Pay	1-Year BRL-CDI	5.780	Maturity	01/02/2023		4,700	0	13	13	0	0
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023		36,400	300	(18)	282	1	0
Pay	1-Year BRL-CDI	5.710	Maturity	01/02/2025		27,700	0	(163)	(163)	2	0
Pay	1-Year BRL-CDI	6.010	Maturity	01/02/2025		30,300	0	(109)	(109)	2	0
Pay	1-Year BRL-CDI	6.810	Maturity	01/02/2025		9,800	3	27	30	0	0
Pay	1-Year BRL-CDI	7.480	Maturity	01/02/2025		4,700	1	37	38	0	0
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		34,200	(1)	(314)	(315)	13	0
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	195	195	0	(9)
Receive	1-Year BRL-CDI	6.450	Maturity	01/04/2027		46,100	0	301	301	0	(16)
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		28,200	(123)	263	140	0	(9)
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		36,300	0	210	210	0	(12)
Receive	1-Year BRL-CDI	6.950	Maturity	01/04/2027		30,700	(274)	299	25	0	(9)
Receive	1-Year BRL-CDI	8.640	Maturity	01/04/2027		15,900	(214)	(9)	(223)	0	(1)
Pay	1-Year BRL-CDI	8.910	Maturity	01/04/2027		8,600	114	28	142	0	0
Receive	1-Year BRL-CDI	9.600	Maturity	01/04/2027		120,300	2	(3,005)	(3,003)	8	0
Receive	3-Month COP-IBR Compounded-OIS	4.340	Quarterly	10/23/2021	COP	44,400,000	0	(181)	(181)	19	0
Receive	3-Month COP-IBR Compounded-OIS	4.390	Quarterly	05/04/2022		54,957,300	0	(252)	(252)	41	0
Receive	3-Month COP-IBR Compounded-OIS	4.290	Quarterly	10/10/2022		16,725,500	0	(64)	(64)	15	0
Pay	3-Month COP-IBR Compounded-OIS	4.495	Quarterly	10/10/2024		10,487,900	0	5	5	0	(13)
Receive	3-Month COP-IBR Compounded-OIS	4.780	Quarterly	09/30/2026		50,000,000	0	97	97	44	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	$	85,500	185	(2,107)	(1,922)	0	(22)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		278,100	(6,146)	(5,679)	(11,825)	0	(71)
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		70,000	786	(1,699)	(913)	0	(60)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2022		48,100	(1,270)	(1,795)	(3,065)	0	(38)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		7,030	(62)	(304)	(366)	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		21,600	(1,241)	(959)	(2,200)	0	(2)
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		20,200	758	13	771	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,100	118	(404)	(286)	8	0
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		13,270	416	281	697	0	(75)
Receive	3-Month ZAR-JIBAR	6.670	Quarterly	12/13/2022	ZAR	112,300	0	(172)	(172)	0	(27)
Receive	3-Month ZAR-JIBAR	6.665	Quarterly	01/09/2023		390,300	0	(613)	(613)	0	(106)
Pay	3-Month ZAR-JIBAR	6.410	Quarterly	02/11/2023		517,100	0	593	593	147	0
Receive	3-Month ZAR-JIBAR	6.855	Quarterly	02/11/2026		518,900	0	508	508	0	(674)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		22,100	0	(40)	(40)	43	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	67

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month ZAR-JIBAR	7.460%	Quarterly	03/06/2030	$	44,200	$0	$203	$203	$0	$(91)
Receive	3-Month ZAR-JIBAR	7.490	Quarterly	03/06/2030		44,100	0	197	197	0	(91)
Receive	6-Month CLP-CHILIBOR	1.870	Semi-Annual	01/14/2022	CLP	12,177,600	0	(282)	(282)	15	0
Receive	6-Month CLP-CHILIBOR	1.875	Semi-Annual	01/14/2022		12,972,800	0	(302)	(302)	16	0
Receive	6-Month CLP-CHILIBOR	1.755	Semi-Annual	10/16/2022		17,968,600	0	(436)	(436)	0	(10)
Receive	6-Month CLP-CHILIBOR	1.900	Semi-Annual	03/01/2023		6,330,000	10	(194)	(184)	0	(4)
Receive	6-Month CLP-CHILIBOR	1.995	Semi-Annual	03/01/2023		10,770,700	0	(350)	(350)	0	(6)
Receive	6-Month CLP-CHILIBOR	2.110	Semi-Annual	03/01/2023		2,440,000	0	(89)	(89)	0	(1)
Receive	6-Month CLP-CHILIBOR	2.120	Semi-Annual	03/01/2023		3,040,000	0	(112)	(112)	0	(2)
Pay	6-Month CLP-CHILIBOR	1.190	Semi-Annual	03/19/2023		13,055,000	0	55	55	14	0
Receive	6-Month CLP-CHILIBOR	2.020	Semi-Annual	08/30/2023		925,200	0	(30)	(30)	0	(1)
Receive	6-Month CLP-CHILIBOR	2.585	Semi-Annual	12/04/2024		4,445,000	0	(236)	(236)	0	(4)
Receive	6-Month CLP-CHILIBOR	2.590	Semi-Annual	12/04/2024		4,510,000	0	(240)	(240)	0	(4)
Receive	6-Month CLP-CHILIBOR	2.635	Semi-Annual	12/04/2024		3,563,000	0	(199)	(199)	0	(3)
Receive	6-Month CLP-CHILIBOR	2.650	Semi-Annual	12/04/2024		3,650,000	0	(207)	(207)	0	(3)
Pay	6-Month CLP-CHILIBOR	2.780	Semi-Annual	12/09/2024		3,688,000	0	237	237	3	0
Pay	6-Month CLP-CHILIBOR	2.510	Semi-Annual	01/14/2025		10,456,600	0	487	487	10	0
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025		6,415,000	0	249	249	9	0
Pay	6-Month CLP-CHILIBOR	2.420	Semi-Annual	02/24/2025		278,000	0	11	11	1	0
Receive	6-Month CLP-CHILIBOR	1.935	Semi-Annual	03/10/2025		8,297,500	0	(93)	(93)	0	(20)
Receive	6-Month CLP-CHILIBOR	1.940	Semi-Annual	03/10/2025		4,148,700	0	(48)	(48)	0	(10)
Pay	6-Month CLP-CHILIBOR	2.545	Semi-Annual	02/05/2026		2,566,000	0	102	102	12	0
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		9,271,000	0	(423)	(423)	0	(54)
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		5,726,900	0	(329)	(329)	0	(26)
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		834,000	0	38	38	4	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022	EUR	55,000	(6)	192	186	0	(7)
Receive	6-Month HUF-BBR	1.090	Annual	05/15/2022	HUF	18,301,200	(72)	(1,026)	(1,098)	193	0
Receive	6-Month HUF-BBR	0.670	Annual	07/12/2022		11,578,000	0	(239)	(239)	135	0
Receive	6-Month JPY-LIBOR	0.100	Semi-Annual	09/20/2020	JPY	36,560,000	(252)	3	(249)	0	(1)
Receive	28-Day MXN-TIIE	6.240	Lunar	02/01/2021	MXN	484,200	1,039	(1,104)	(65)	0	(20)
Pay(6)	28-Day MXN-TIIE	5.700	Lunar	12/09/2021		1,260,700	0	(19)	(19)	0	(19)
Pay	28-Day MXN-TIIE	6.510	Lunar	12/09/2021		623,500	0	314	314	62	0
Pay	28-Day MXN-TIIE	6.535	Lunar	12/09/2021		438,600	0	229	229	44	0
Receive	28-Day MXN-TIIE	6.545	Lunar	12/09/2021		2,250,400	0	(1,189)	(1,189)	0	(224)
Pay	28-Day MXN-TIIE	6.580	Lunar	01/01/2025		217,100	(1)	96	95	65	0
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		90,100	10	36	46	27	0
Receive	28-Day MXN-TIIE	6.635	Lunar	01/15/2025		253,700	(104)	(31)	(135)	0	(76)
Pay	28-Day MXN-TIIE	6.510	Lunar	02/24/2025		183,700	0	52	52	56	0
Pay	28-Day MXN-TIIE	6.415	Lunar	02/25/2025		22,000	0	2	2	7	0
Receive	28-Day MXN-TIIE	6.855	Lunar	03/20/2025		116,000	0	(104)	(104)	0	(36)
Pay	28-Day MXN-TIIE	6.830	Lunar	12/27/2029		94,400	(8)	(47)	(55)	44	0
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		121,200	0	153	153	0	(56)

							$(4,883)	$(19,456)	$(24,339)	$1,347	$(2,123)

Total Swap Agreements							$7,647	$(22,559)	$(14,912)	$1,348	$(2,393)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$13	$23	$1,348	$1,384	$0	$(3)	$(2,393)	$(2,396)

(l)

Securities with an aggregate market value of $6,753 and cash of $12,614 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	BRL	7,869		$1,525	$11	$0
	04/2020	GBP	63,981		82,497	3,026	0
	04/2020	MYR	29,927		7,052	121	0
	04/2020	RUB	1,783,510		23,128	453	(52)
	04/2020		$1,514	BRL	7,869	1	0
	04/2020		28,504	HUF	8,797,309	0	(1,604)
	04/2020		17,774	ILS	64,718	507	0
	04/2020		732	JPY	78,900	2	0
	04/2020		8,397	RUB	605,672	0	(683)
	04/2020		8,559	TRY	56,252	0	(81)
	04/2020		13,857	ZAR	208,959	0	(2,181)
	04/2020	ZAR	375,608		$25,098	4,110	0
	05/2020	AUD	84,204		56,710	4,906	0
	05/2020	BRL	49,384		9,497	13	0
	05/2020	JPY	78,900		733	0	(2)
	06/2020	IDR	40,475,460		2,778	327	0
	06/2020	INR	2,481,702		32,318	45	0
	06/2020	KRW	18,581,582		15,180	19	(124)
	06/2020	PHP	254,322		4,923	0	(2)
	06/2020	PLN	126,996		32,312	1,623	0
	06/2020	SGD	27,671		19,127	0	(364)
	06/2020	TWD	82,137		2,737	0	(10)
	06/2020		$264,278	CNY	1,854,333	0	(2,993)
	06/2020		282,910	KRW	335,488,872	0	(6,952)
	06/2020		49,591	PHP	2,525,512	0	(685)
	06/2020		80,094	PLN	308,879	0	(5,452)
	06/2020	ZAR	4,896		$326	55	0

BPS	04/2020	BRL	407,911		97,987	19,484	0
	04/2020	CAD	767		573	28	0
	04/2020	EUR	570		639	10	0
	04/2020	HUF	14,283,263		46,860	3,185	0
	04/2020		$78,478	BRL	407,911	39	(14)
	04/2020		88,133	EUR	79,136	6	(860)
	04/2020		1,046	GBP	811	0	(38)
	04/2020		22,096	MXN	423,489	0	(4,273)
	04/2020		4,708	PEN	16,376	59	0
	04/2020		740	TRY	4,628	0	(43)
	04/2020	ZAR	142,786		$9,192	1,214	0
	05/2020	COP	22,721,181		5,440	0	(131)
	05/2020	NZD	2,231		1,440	110	0
	05/2020		$14,689	AUD	22,368	0	(928)
	06/2020	IDR	17,380,252		$1,117	65	0
	06/2020	PLN	130		33	2	0
	06/2020	SGD	7,632		5,504	128	0
	06/2020	TWD	629,936		21,116	49	0
	06/2020		$241,192	INR	17,453,875	0	(14,213)
	06/2020		47,904	MXN	944,105	0	(8,551)
	06/2020		171,239	TWD	5,089,924	0	(1,019)
	06/2020	ZAR	39,166		$2,608	441	0
	08/2020	TRY	32,904		3,493	0	(1,271)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	69

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	04/2020	JPY	78,900		$718	$0	$(16)
	04/2020		$77,216	GBP	63,170	1,247	0
	05/2020	AUD	8,488		$5,632	410	0
	05/2020	GBP	63,170		77,267	0	(1,252)
	06/2020	INR	175,176		2,346	68	0
	06/2020	KRW	5,694,826		4,784	100	0
	06/2020	MYR	5,274		1,223	2	0
	06/2020		$17,554	CNH	122,480	0	(300)

BSH	04/2020	BRL	618,050		$136,429	17,506	(22)
	04/2020		$129,682	BRL	618,050	0	(10,737)
	04/2020		31,703	CLP	26,730,876	0	(452)
	05/2020	CLP	4,568,109		$5,683	338	0
	10/2020	BRL	229,000		50,536	6,926	0
	10/2020		$43,877	BRL	229,000	0	(267)
	01/2021		133,021		31,822	6,592	0
	01/2021		32,818		133,021	0	(7,587)

CBK	04/2020	BRL	66,351		$13,066	301	(5)
	04/2020	CLP	18,361,490		21,181	0	(287)
	04/2020	COP	490,913,102		143,689	23,002	0
	04/2020	CZK	311,956		12,374	24	(201)
	04/2020	EGP	126,894		7,910	0	(80)
	04/2020	EUR	115,042		126,097	0	(783)
	04/2020	HUF	1,559,530		4,856	87	0
	04/2020	PEN	298,842		88,612	1,638	(29)
	04/2020		$14,335	BRL	66,351	0	(1,565)
	04/2020		25,032	EUR	21,917	0	(860)
	04/2020		814	HUF	251,580	0	(45)
	04/2020		41,113	MXN	933,447	0	(1,827)
	04/2020		5,678	PEN	19,304	0	(54)
	04/2020		152,663	RUB	9,471,911	0	(31,965)
	04/2020		131	TRY	808	0	(9)
	05/2020	CLP	9,655,608		$11,173	0	(125)
	05/2020	NGN	1,717,789		4,492	443	0
	05/2020	PEN	36,935		10,661	0	(87)
	05/2020		$145,283	PEN	491,173	0	(2,380)
	06/2020	CNH	25,025		$3,594	69	0
	06/2020	IDR	137,909,790		8,343	0	(8)
	06/2020	INR	410,351		5,497	161	0
	06/2020	KRW	32,583,936		26,796	0	(6)
	06/2020	PLN	42,005		9,948	0	(202)
	06/2020	THB	108,525		3,327	19	0
	06/2020		$3,907	CLP	3,040,536	0	(348)
	06/2020		63,423	MXN	1,250,384	0	(11,303)
	07/2020	PEN	197,552		$56,820	0	(519)
	08/2020		19,304		5,652	53	0
	05/2021		$909	ARS	85,455	0	(4)

DUB	04/2020	BRL	354,762		$69,154	880	0
	04/2020		$68,241	BRL	354,762	34	0
	05/2020		69,067		354,762	0	(938)
	06/2020	IDR	79,257,540		$5,451	651	0
	08/2020	TRY	31,153		3,235	0	(1,274)

FBF	04/2020		55,844		8,495	53	0
	06/2020	INR	210,787		2,787	46	0
	08/2020	TRY	26,913		2,857	0	(1,039)

GLM	04/2020	BRL	64,531		14,054	1,635	0
	04/2020	HUF	9,025,930		29,774	2,175	0
	04/2020	MYR	13,303		3,011	0	(78)
	04/2020	RON	17,787		3,924	0	(129)
	04/2020	RUB	2,317,780	EUR	26,904	161	0
	04/2020		1,208,133		$16,087	699	(8)
	04/2020		$12,413	BRL	64,531	6	0
	04/2020		7,052	MYR	30,079	0	(69)
	04/2020		48,414	RON	208,293	0	(949)
	04/2020		456	ZAR	8,028	0	(7)
	05/2020	CLP	7,508,278		$9,185	400	0
	05/2020	EUR	26,904		29,524	0	(187)
	05/2020	PEN	14,798		4,302	15	(18)
	05/2020		$33,224	RUB	2,625,101	260	0

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2020	CLP	3,883,270		$4,851	$307	$0
	06/2020	IDR	22,045,782		1,353	18	0
	06/2020	INR	808,648		10,794	278	0
	06/2020	MYR	9,038		2,000	0	(92)
	06/2020		$26,844	PLN	104,156	0	(1,674)
	07/2020	DKK	1,810		$266	0	(3)
	09/2020		$6,282	NGN	2,412,175	0	(1,038)

HUS	04/2020	DKK	1,810		$273	5	0
	04/2020	HUF	1,347,822		4,135	14	0
	04/2020	MXN	270,862		11,536	264	(124)
	04/2020	MYR	29,927		6,729	0	(219)
	04/2020	RUB	432,243		6,415	907	0
	04/2020		$28,390	EGP	481,501	1,930	0
	04/2020		19,310	ILS	71,073	766	0
	04/2020		6,730	MYR	29,927	202	0
	04/2020		11,390	ZAR	178,400	0	(1,422)
	05/2020	BRL	27,313		$5,426	181	0
	05/2020	CLP	3,381,378		3,941	0	(15)
	05/2020	COP	8,370,165		2,049	0	(3)
	05/2020	NGN	2,651,860		6,945	626	0
	05/2020		$3,036	NGN	1,140,830	0	(347)
	06/2020	CNH	185,327		$26,438	331	0
	06/2020	HKD	14,220		1,830	0	(4)
	06/2020	INR	399,308		5,124	0	(69)
	06/2020	KRW	4,165,087		3,375	0	(51)
	06/2020	MXN	454,456		21,571	2,628	0
	06/2020	MYR	32,762		7,368	0	(215)
	06/2020	NGN	1,871,712		4,874	494	0
	06/2020	PHP	196,613		3,725	0	(82)
	06/2020	PLN	16,624		4,058	41	0
	06/2020	SGD	7,079		4,975	0	(12)
	06/2020	THB	125,450		3,987	163	0
	06/2020		$209	EGP	3,354	0	(3)
	06/2020		4,343	NGN	1,634,642	0	(517)
	06/2020		214,236	SGD	297,831	0	(4,451)
	09/2020	NGN	3,429,900		$8,880	1,498	0
	09/2020		$9,350	NGN	3,630,307	0	(1,525)
	02/2021	HKD	61,733		$7,933	0	(20)

IND	04/2020	CZK	56,562		2,299	24	0
	04/2020	RON	8,671		1,988	12	0
	06/2020	IDR	70,870,130		4,599	307	0
	06/2020	MYR	9,166		2,017	0	(105)
	06/2020	SGD	3,832		2,665	0	(34)
	06/2020	THB	387,708		11,889	71	0

JPM	04/2020	BRL	697,754		139,245	5,015	(55)
	04/2020	COP	38,948,328		11,269	1,694	0
	04/2020	ILS	12,338		3,413	0	(73)
	04/2020	MXN	6,573		270	0	(6)
	04/2020	RUB	383,082		5,608	729	0
	04/2020	TRY	72,686		11,041	56	0
	04/2020		$147,289	BRL	697,754	0	(13,005)
	04/2020		66,867	TRY	415,104	0	(4,334)
	04/2020		555	ZAR	8,319	0	(90)
	04/2020	ZAR	11,852		$674	12	0
	05/2020	CLP	5,390,181		6,450	171	(27)
	05/2020	NGN	6,271,147		16,393	1,611	0
	05/2020		$237	EGP	3,783	0	(1)
	05/2020		24,683	NGN	9,499,965	0	(2,222)
	06/2020	CNH	346,332		$49,127	358	(18)
	06/2020	IDR	49,088,940		3,019	46	0
	06/2020	INR	269,325		3,502	0	0
	06/2020	KRW	17,227,500		13,782	0	(389)
	06/2020	PLN	7,253		1,767	15	0
	06/2020	TWD	550,430		18,395	30	(43)
	09/2020	NGN	4,517,706		11,740	1,953	0
	09/2020		$2,232	NGN	859,416	0	(383)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	71

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	04/2020	BRL	433,237		$103,689	$20,312	$0
	04/2020	EGP	47,212		2,960	0	(24)
	04/2020	ILS	6,153		1,715	0	(23)
	04/2020	RUB	222,590		3,259	424	0
	04/2020		$83,336	BRL	433,237	42	0
	04/2020		2,058	ZAR	34,288	0	(142)
	05/2020	PEN	8,980		$2,603	0	(7)
	05/2020	SEK	6,610		690	21	0
	06/2020	IDR	109,791,540		7,551	902	0
	06/2020	MYR	60,858		14,055	0	(32)
	06/2020		$117,881	IDR	1,636,785,095	0	(18,763)
	06/2020		136,911	THB	4,270,540	0	(6,737)

RYL	06/2020		129,240	MYR	540,288	0	(4,182)

SCX	04/2020	CZK	28,748		$1,191	34	0
	04/2020	RUB	1,231,938		15,733	35	0
	04/2020		$26,781	TRY	175,404	0	(368)
	05/2020	EUR	14,559		$15,995	0	(82)
	06/2020	CNY	66,321		9,438	93	0
	06/2020	IDR	48,311,715		2,963	37	0
	06/2020		$68,214	PLN	263,590	0	(4,517)
	09/2020		3,517	NGN	1,353,262	0	(605)

SSB	04/2020		94,089	BRL	412,244	0	(14,752)
	06/2020	CNY	24,786		$3,514	21	0
	06/2020	KRW	7,179,317		6,054	149	0
	06/2020	MYR	7,040		1,614	0	(16)
	06/2020	PHP	125,911		2,417	0	(21)
	06/2020	TWD	64,526		2,161	3	0

TOR	04/2020	MXN	8,513		446	88	0

UAG	04/2020	BRL	7,869		1,514	0	(1)
	04/2020	MXN	405,159		16,783	0	(269)
	04/2020	RUB	306,964		3,863	0	(49)
	04/2020		$1,572	BRL	7,869	0	(58)
	04/2020		11,012	MXN	260,217	0	(74)
	04/2020		12,966	RUB	885,737	62	(1,737)
	05/2020	BRL	7,869		$1,571	59	0
	05/2020		$47,892	AUD	70,875	0	(4,288)

Total Forward Foreign Currency Contracts						$151,079	$(219,965)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	3,700	$(3)	$(24)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC USD versus TRY	TRY	13.000	08/26/2020	16,100	$(1,340)	$(37)
DUB	Call - OTC USD versus TRY		13.000	08/27/2020	15,800	(1,401)	(36)

FBF	Call - OTC USD versus TRY		13.000	08/26/2020	16,100	(1,245)	(37)

GLM	Call - OTC EUR versus RUB	RUB	73.000	04/02/2020	31,900	(310)	(5,439)

						$(4,296)	$(5,549)

Total Written Options						$(4,299)	$(5,573)

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Brazil Government International Bond	(1.000)%	Quarterly	12/20/2024	2.474%	$	700	$11	$34	$45	$0

HUS	Brazil Government International Bond	(1.000)	Quarterly	12/20/2024	2.474		22,700	353	1,126	1,479	0

JPM	Brazil Government International Bond	(1.000)	Quarterly	12/20/2024	2.474		29,900	557	1,391	1,948	0

								$921	$2,551	$3,472	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	Egypt Government International Bond	1.000%	Quarterly	06/20/2020	3.702%	$	3,100	$0	$(18)	$0	$(18)

CBK	South Africa Government International Bond	1.000	Quarterly	12/20/2020	2.429		4,700	21	(68)	0	(47)

DUB	Egypt Government International Bond	1.000	Quarterly	06/20/2020	3.702		4,900	(143)	115	0	(28)

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	4.791		8,500	(725)	197	0	(528)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.752		600	(3)	6	3	0

GST	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.392		7,000	19	4	23	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	9.639		1,300	(13)	(115)	0	(128)

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.695		17,700	93	(75)	18	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	2.429		4,600	7	(53)	0	(46)
	Turkey Government International Bond	1.000	Quarterly	06/20/2020	3.404		7,600	(175)	137	0	(38)

JPM	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	9.639		1,500	(15)	(132)	0	(147)
	Turkey Government International Bond	1.000	Quarterly	06/20/2020	3.404		2,900	(64)	49	0	(15)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	4.171		6,700	(525)	274	0	(251)

NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645		14,900	(30)	(260)	0	(290)

UAG	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.752		7,900	(34)	80	46	0

								$(1,587)	$141	$90	$(1,536)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Floating rate equal to 6-Month USD-LIBOR plus 0.330% based on the notional amount of currency received	Floating rate equal to 6-Month ARS-LIBOR based on the notional amount of currency delivered	Maturity	05/28/2024	$7,800	ARS	351,546	$7	$3,699	$3,706	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.800%	Annual	04/24/2028	ILS	64,100	$0	$(86)	$0	$(86)

BPS	Pay	3-Month ILS-TELBOR	1.278	Annual	08/01/2029		57,100	0	744	744	0

CBK	Receive	3-Month COP-IBR Compounded-OIS	4.150	Quarterly	05/04/2022	COP	394,800,600	32	(1,315)	0	(1,283)

GLM	Pay	1-Year BRL-CDI	7.715	Maturity	01/04/2027	BRL	21,000	0	128	128	0
	Pay	3-Month COP-IBR Compounded-OIS	5.170	Quarterly	01/25/2023	COP	1,597,400	0	16	16	0
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029	CLP	473,800	0	32	32	0
UAG	Pay	3-Month CNY-CNREPOFIX	2.920	Quarterly	01/15/2025	CNY	24,900	0	116	116	0

								$32	$(365)	$1,036	$(1,369)

Total Swap Agreements								$(627)	$6,026	$8,304	$(2,905)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	73

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets					Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter		Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$15,219	$0	$0	$15,219	$	(21,185)	$0	$(86)	$(21,271)	$(6,052)	$6,575	$523
BPS	24,820	0	744	25,564		(31,341)	(37)	(18)	(31,396)	(5,832)	8,315	2,483
BRC	1,827	0	45	1,872		(1,568)	0	0	(1,568)	304	(328)	(24)
BSH	31,362	0	0	31,362		(19,065)	0	0	(19,065)	12,297	(13,180)	(883)
CBK	25,797	0	0	25,797		(52,692)	0	(1,330)	(54,022)	(28,225)	31,311	3,086
DUB	1,565	0	0	1,565		(2,212)	(36)	(28)	(2,276)	(711)	481	(230)
FBF	99	0	3	102		(1,039)	(37)	(528)	(1,604)	(1,502)	1,591	89
GLM	5,954	0	3,882	9,836		(4,252)	(5,439)	0	(9,691)	145	1,670	1,815
GST	0	0	23	23		0	(24)	(128)	(152)	(129)	0	(129)
HUS	10,050	0	1,497	11,547		(9,079)	0	(84)	(9,163)	2,384	(2,300)	84
IND	414	0	0	414		(139)	0	0	(139)	275	(220)	55
JPM	11,690	0	1,948	13,638		(20,646)	0	(413)	(21,059)	(7,421)	6,217	(1,204)
MYI	21,701	0	0	21,701		(25,728)	0	0	(25,728)	(4,027)	4,697	670
NGF	0	0	0	0		0	0	(290)	(290)	(290)	281	(9)
RYL	0	0	0	0		(4,182)	0	0	(4,182)	(4,182)	3,605	(577)
SCX	199	0	0	199		(5,572)	0	0	(5,572)	(5,373)	4,645	(728)
SSB	173	0	0	173		(14,789)	0	0	(14,789)	(14,616)	14,372	(244)
TOR	88	0	0	88		0	0	0	0	88	(30)	58
UAG	121	0	162	283		(6,476)	0	0	(6,476)	(6,193)	6,052	(141)

Total Over the Counter	$151,079	$0	$8,304	$159,383		$(219,965)	$(5,573)	$(2,905)	$(228,443)

(n)

Securities with an aggregate market value of $91,383 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	23	23
Swap Agreements	0	1	0	0	1,347	1,348

	$0	$1	$0	$0	$1,383	$1,384

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$151,079	$0	$151,079
Swap Agreements	0	3,562	0	3,706	1,036	8,304

	$0	$3,562	$0	$154,785	$1,036	$159,383

	$0	$3,563	$0	$154,785	$2,419	$160,767

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	270	0	0	2,123	2,393

	$0	$270	$0	$0	$2,126	$2,396

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$219,965	$0	$219,965
Written Options	0	24	0	5,549	0	5,573
Swap Agreements	0	1,536	0	0	1,369	2,905

	$0	$1,560	$0	$225,514	$1,369	$228,443

	$0	$1,830	$0	$225,514	$3,495	$230,839

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(12)	$(12)
Futures	0	0	0	0	(1,762)	(1,762)
Swap Agreements	0	(830)	0	0	(3,589)	(4,419)

	$0	$(830)	$0	$0	$(5,363)	$(6,193)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,368	$0	$25,368
Purchased Options	0	0	0	(86)	0	(86)
Written Options	0	497	0	1,326	0	1,823
Swap Agreements	0	1,210	0	(837)	(119)	254

	$0	$1,707	$0	$25,771	$(119)	$27,359

	$0	$877	$0	$25,771	$(5,482)	$21,166

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	(1,155)	(1,155)
Swap Agreements	0	(3,168)	0	0	(17,282)	(20,450)

	$0	$(3,168)	$0	$0	$(18,426)	$(21,594)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(70,389)	$0	$(70,389)
Purchased Options	0	0	0	208	0	208
Written Options	0	(66)	0	(3,387)	0	(3,453)
Swap Agreements	0	1,822	0	3,778	(372)	5,228

	$0	$1,756	$0	$(69,790)	$(372)	$(68,406)

	$0	$(1,412)	$0	$(69,790)	$(18,798)	$(90,000)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	75

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$509	$1,050	$1,559
Sovereign Issues	0	32,088	0	32,088
Australia
Non-Agency Mortgage-Backed Securities	0	1,142	0	1,142
Bermuda
Corporate Bonds & Notes	0	672	0	672
Brazil
Corporate Bonds & Notes	0	81,519	0	81,519
Loan Participations and Assignments	0	0	22,755	22,755
Sovereign Issues	0	706	0	706
Canada
Corporate Bonds & Notes	0	9,695	0	9,695
Cayman Islands
Asset-Backed Securities	0	1,476	8,252	9,728
Convertible Bonds & Notes	0	6,649	0	6,649
Corporate Bonds & Notes	0	20,156	0	20,156
Chile
Corporate Bonds & Notes	0	3,063	0	3,063
Sovereign Issues	0	57,545	0	57,545
China
Corporate Bonds & Notes	0	51,287	0	51,287
Sovereign Issues	0	52,533	0	52,533
Colombia
Corporate Bonds & Notes	0	10,667	0	10,667
Sovereign Issues	0	126,847	0	126,847
Czech Republic
Sovereign Issues	0	100,852	0	100,852
Dominican Republic
Sovereign Issues	0	63,763	0	63,763
Egypt
Sovereign Issues	0	14,215	0	14,215
El Salvador
Sovereign Issues	0	2,643	0	2,643
France
Corporate Bonds & Notes	0	1,291	0	1,291
Germany
Corporate Bonds & Notes	0	66,636	0	66,636
Guatemala
Sovereign Issues	0	19,814	0	19,814
Hong Kong
Corporate Bonds & Notes	0	17,082	0	17,082
Hungary
Sovereign Issues	0	103,754	0	103,754
India
Corporate Bonds & Notes	0	38,169	0	38,169
Indonesia
Corporate Bonds & Notes	0	12,398	0	12,398
Sovereign Issues	0	1,996	0	1,996
Ireland
Asset-Backed Securities	0	950	0	950
Corporate Bonds & Notes	0	16,242	0	16,242
Israel
Corporate Bonds & Notes	0	8,709	0	8,709
Italy
Corporate Bonds & Notes	0	6,379	0	6,379
Japan
Corporate Bonds & Notes	0	12,906	0	12,906
Jersey, Channel Islands
Asset-Backed Securities	0	0	6,181	6,181
Kazakhstan
Corporate Bonds & Notes	0	6,629	0	6,629
Luxembourg
Corporate Bonds & Notes	0	23,008	5	23,013
Mauritius
Corporate Bonds & Notes	0	7,150	0	7,150
Mexico
Corporate Bonds & Notes	0	7,521	0	7,521
Sovereign Issues	0	25,506	0	25,506

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Mongolia
Sovereign Issues	$0	$5,893	$0	$5,893
Netherlands
Asset-Backed Securities	0	328	0	328
Corporate Bonds & Notes	0	5,800	0	5,800
Nigeria
Sovereign Issues	0	669	0	669
Oman
Sovereign Issues	0	3,045	0	3,045
Peru
Corporate Bonds & Notes	0	11,231	0	11,231
Sovereign Issues	0	22,842	0	22,842
Qatar
Loan Participations and Assignments	0	0	27,582	27,582
Sovereign Issues	0	1,959	0	1,959
Russia
Sovereign Issues	0	9,867	0	9,867
Singapore
Corporate Bonds & Notes	0	4,867	0	4,867
South Africa
Corporate Bonds & Notes	0	13,945	0	13,945
Loan Participations and Assignments	0	0	33,977	33,977
Sovereign Issues	0	31,060	0	31,060
South Korea
Sovereign Issues	0	371	0	371
Spain
Preferred Securities	0	199	0	199
Supranational
Corporate Bonds & Notes	0	7,082	0	7,082
Sweden
Corporate Bonds & Notes	0	4,979	0	4,979
Tunisia
Sovereign Issues	0	109	0	109
Turkey
Corporate Bonds & Notes	0	195	0	195
Ukraine
Sovereign Issues	0	10,885	0	10,885
United Kingdom
Corporate Bonds & Notes	0	12,459	1,479	13,938
Non-Agency Mortgage-Backed Securities	0	64,607	0	64,607
United States
Asset-Backed Securities	0	157,272	8,304	165,576
Corporate Bonds & Notes	0	68,332	0	68,332
Loan Participations and Assignments	0	4,079	0	4,079
Non-Agency Mortgage-Backed Securities	0	84,224	0	84,224
U.S. Government Agencies	0	317	0	317
Uruguay
Sovereign Issues	0	1,985	0	1,985
Virgin Islands (British)
Corporate Bonds & Notes	0	3,818	0	3,818
Short-Term Instruments
Certificates of Deposit	0	8,816	0	8,816
Repurchase Agreements	0	283,090	0	283,090
Argentina Treasury Bills	0	8,602	1,173	9,775
Egypt Treasury Bills	0	12,737	0	12,737
South Africa Treasury Bills	0	2,572	0	2,572
U.S. Treasury Bills	0	125,076	0	125,076

	$0	$1,987,479	$110,758	$2,098,237

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$82,530	$0	$0	$82,530

Total Investments	$82,530	$1,987,479	$110,758	$2,180,767

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(2,215)	$0	$(2,215)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	23	1,361	0	1,384
Over the counter	0	159,383	0	159,383

	$23	$160,744	$0	$160,767

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(3)	$(2,393)	$0	$(2,396)
Over the counter	0	(228,443)	0	(228,443)

	$(3)	$(230,836)	$0	$(230,839)

Total Financial Derivative Instruments	$20	$(70,092)	$0	$(70,072)

Totals	$82,550	$1,915,172	$110,758	$2,108,480

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$1,505	$0	$18	$0	$(473)	$0	$0	$1,050	$(473)
Brazil
Loan Participations and Assignments	22,536	0	0	0	0	219	0	0	22,755	219
Cayman Islands
Asset-Backed Securities	0	11,785	(3,550)	18	12	(13)	0	0	8,252	(13)
Jersey, Channel Islands
Asset-Backed Securities	0	10,275	(4,169)	46	50	(21)	0	0	6,181	(21)
Luxembourg
Corporate Bonds & Notes	0	1	0	0	0	4	0	0	5	4
Qatar
Loan Participations and Assignments	35,544	7,544	(15,723)	130	(20)	107	0	0	27,582	46
South Africa
Loan Participations and Assignments	0	33,911	0	(9)	0	75	0	0	33,977	75
United Kingdom
Corporate Bonds & Notes	1,638	0	0	0	0	(159)	0	0	1,479	(159)
United States
Asset-Backed Securities	0	10,436	0	(6)	0	(2,126)	0	0	8,304	(2,126)
Non-Agency Mortgage-Backed Securities	1,401	0	(115)	6	10	(27)	0	(1,275)	0	0
Short-Term Instruments
Argentina Treasury Bills	0	1,316	0	3	0	(146)	0	0	1,173	(146)

Totals	$61,119	$76,773	$(23,557)	$206	$52	$(2,560)	$0	$(1,275)	$110,758	$(2,594)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique		Unobservable Inputs	(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$1,050	Other Valuation Techniques(2)		—	—	—
Brazil
Loan Participations and Assignments	22,755	Proxy Pricing		Base Price	100.830	—
Cayman Islands
Asset-Backed Securities	8,252	Indicative Market Quotation		Broker Quote	99.630	—
Jersey, Channel Islands
Asset-Backed Securities	6,181	Other Valuation Techniques(2)		—	—	—
Luxembourg
Corporate Bonds & Notes	5	Other Valuation Techniques(2)		—	—	—
Qatar
Loan Participations and Assignments	27,582	Third Party Vendor		Broker Quote	99.900-100.000	99.936
South Africa
Loan Participations and Assignments	33,977	Proxy Pricing		Base Price	100.625	—
United Kingdom
Corporate Bonds & Notes	1,479	Other Valuation Techniques(2)		—	—	—
United States
Asset-Backed Securities	8,304	Proxy Pricing		Base Price	99.000	—
Short-Term Instruments
Argentina Treasury Bills	1,173	Other Valuation Techniques	(2)	—	—	—

Total	$110,758

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	77

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

Huarong Finance Co. Ltd.
3.625% due 11/22/2021	$200	$	204

Total Hong Kong (Cost $203)			204

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
			288

Total Short-Term Instruments (Cost $288)			288

Total Investments in Securities (Cost $491)			492

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

UNITED STATES 94.9%

MUTUAL FUNDS (a) 94.9%

PIMCO Emerging Markets Bond Fund	5,894,408	$	54,228

PIMCO Emerging Markets Corporate Bond Fund	6,227,604		58,789

PIMCO Emerging Markets Local Currency and Bond Fund	20,242,217		115,178

Total United States (Cost $249,934)			228,195

	SHARES		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short-Term Floating NAV Portfolio III	1,233,532	$	12,115

Total Short-Term Instruments (Cost $12,173)			12,115

Total Investments in Affiliates (Cost $262,107)			240,310

Total Investments 100.1% (Cost $262,598)		$	240,802

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $(1))			2

Other Assets and Liabilities, net (0.1)%			(234)

Net Assets 100.0%		$	240,570

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$288	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(294)	$288	$288

Total Repurchase Agreements						$(294)	$288	$288

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$288	$0	$0	$288	$(294)	$(6)

Total Borrowings and Other Financing Transactions	$288	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Huarong Finance Co. Ltd.	1.000%	Quarterly	10/23/2020	0.652%	$600	$(1)	$3	$2	$0

Total Swap Agreements							$(1)	$3	$2	$0

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$8	$0	$0	$0	$8

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$3	$0	$0	$0	$3

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	79

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Hong Kong
Corporate Bonds & Notes	$0	$204	$0	$204
Short-Term Instruments
Repurchase Agreements	0	288	0	288

	$0	$492	$0	$492

Investments in Affiliates, at Value
United States
Mutual Funds	228,195	0	0	228,195
Short-Term Instruments
Central Funds Used for Cash Management Purposes	12,115	0	0	12,115

	$240,310	$0	$0	$240,310

Total Investments	$240,310	$492	$0	$240,802

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$2	$0	$2

Total Financial Derivative Instruments	$0	$2	$0	$2

Totals	$240,310	$494	$0	$240,804

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.7%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,750	$20

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		2,100	16
38.039% (ARLLMONP) due 06/21/2020 ~		8,990	65

Provincia de Buenos Aires
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~		1,170	7

			88

Total Argentina (Cost $542)			108

AUSTRALIA 1.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

RESIMAC Bastille Trust
2.227% due 12/05/2059 •		$208	208
2.307% due 09/05/2057 •		425	422

			630

SOVEREIGN ISSUES 0.9%

New South Wales Treasury Corp.
2.000% due 03/20/2031	AUD	1,100	702
3.000% due 02/20/2030		300	212

Northern Territory Treasury Corp.
2.000% due 04/21/2031		500	310

Queensland Treasury Corp.
1.750% due 08/21/2031		300	187
3.500% due 08/21/2030		1,000	735

Treasury Corp. of Victoria
1.500% due 11/20/2030		400	247
2.500% due 10/22/2029		100	68
4.250% due 12/20/2032		600	480

Western Australia Treasury Corp.
2.750% due 07/24/2029		100	69

			3,010

Total Australia (Cost $3,924)			3,640

BRAZIL 2.1%

CORPORATE BONDS & NOTES 2.1%

Banco Votorantim S.A.
4.000% due 09/24/2022		$800	777
4.500% due 09/24/2024		2,200	1,986

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (e)(h)		653	7

Petrobras Global Finance BV
5.093% due 01/15/2030		1,246	1,142
7.250% due 03/17/2044		990	1,011

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	11,500	2,335

Total Brazil (Cost $8,636)			7,258

CANADA 1.2%

CORPORATE BONDS & NOTES 0.2%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$185	178

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	535

			713

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Canadian Mortgage Pools
2.043% (CDOR01 + 0.300%) due 08/01/2020 ~	CAD	808	$574

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		395	282

			856

SOVEREIGN ISSUES 0.7%

Canada Government Real Return Bond
3.000% due 12/01/2036		1,992	2,012

Province of Quebec
1.850% due 02/13/2027		600	433

			2,445

Total Canada (Cost $4,488)			4,014

CAYMAN ISLANDS 4.6%

ASSET-BACKED SECURITIES 2.5%

Bowman Park CLO Ltd.
2.863% due 11/23/2025 •		$539	533

Cent CLO Ltd.
2.901% due 10/15/2026 •		1,200	1,177

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		300	291

Figueroa CLO Ltd.
2.731% due 01/15/2027 •		489	488

Jamestown CLO Ltd.
3.056% due 01/17/2027 •		1,299	1,281

Octagon Investment Partners Ltd.
2.931% due 04/15/2026 •		211	211

Palmer Square Loan Funding Ltd.
2.592% due 11/15/2026 •		719	703

Sound Point CLO Ltd.
2.709% due 01/20/2028 •		1,100	1,070

Telos CLO Ltd.
3.106% due 01/17/2027 •		1,622	1,609

THL Credit Wind River CLO Ltd.
2.711% due 01/15/2026 •		646	644

Venture CDO Ltd.
2.711% due 04/15/2027 •		200	195

WhiteHorse Ltd.
2.766% due 04/17/2027 •		183	181

			8,383

CORPORATE BONDS & NOTES 2.1%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		500	449

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		200	193

Country Garden Holdings Co. Ltd.
7.125% due 04/25/2022		200	202

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		956	770

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		4,090	511

QNB Finance Ltd.
2.763% (US0003M + 1.000%) due 05/02/2022 ~		600	597
2.988% (US0003M + 1.350%) due 05/31/2021 ~		3,400	3,266

Sands China Ltd.
4.600% due 08/08/2023		200	206
5.125% due 08/08/2025		200	190
5.400% due 08/08/2028		300	284

Sunac China Holdings Ltd.
7.875% due 02/15/2022		400	384

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tencent Holdings Ltd.
3.595% due 01/19/2028		$200	$213

			7,265

Total Cayman Islands (Cost $18,516)			15,648

CHILE 0.7%

CORPORATE BONDS & NOTES 0.3%

Banco Santander Chile
2.700% due 01/10/2025		$900	868

SOVEREIGN ISSUES 0.4%

Bonos de la Tesoreria de la Republica en pesos
4.000% due 03/01/2023	CLP	410,000	512
4.700% due 09/01/2030		645,000	827

			1,339

Total Chile (Cost $2,455)			2,207

CHINA 3.5%

SOVEREIGN ISSUES 3.5%

China Development Bank
3.050% due 08/25/2026	CNY	8,800	1,241
3.680% due 02/26/2026		34,300	5,027
3.800% due 01/25/2036		2,000	293
4.040% due 04/10/2027		4,700	701
4.150% due 10/26/2025		2,100	315
4.240% due 08/24/2027		27,300	4,127

China Government Bond
2.740% due 08/04/2026		500	71

Total China (Cost $11,612)			11,775

COLOMBIA 0.4%

CORPORATE BONDS & NOTES 0.3%

Ecopetrol S.A.
5.875% due 05/28/2045		$1,100	986

SOVEREIGN ISSUES 0.1%

Colombian TES
6.000% due 04/28/2028	COP	1,230,000	283

Total Colombia (Cost $1,507)			1,269

CZECH REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	5,600	219
2.500% due 08/25/2028		900	40

Total Czech Republic (Cost $264)			259

DENMARK 5.4%

CORPORATE BONDS & NOTES 5.4%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	21,070	2,994
1.500% due 10/01/2037		157	24
1.500% due 10/01/2050		7,774	1,144
3.000% due 10/01/2047		15	2

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		39,939	5,664
1.500% due 10/01/2050		3,643	535
2.000% due 10/01/2050		2,036	308
2.500% due 10/01/2047		29	4

Nykredit Realkredit A/S
1.000% due 10/01/2050		33,336	4,699
1.500% due 10/01/2050		19,067	2,812
2.500% due 10/01/2047		10	1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	81

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Realkredit Danmark A/S
2.500% due 04/01/2036	DKK	60	$9
2.500% due 07/01/2047		24	4

Total Denmark (Cost $18,872)			18,200

FINLAND 0.8%

SOVEREIGN ISSUES 0.8%

Finland Government Bond
0.500% due 04/15/2026 (l)	EUR	1,500	1,730
0.875% due 09/15/2025 (l)		900	1,057

Total Finland (Cost $2,792)			2,787

FRANCE 2.1%

CORPORATE BONDS & NOTES 0.9%

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	800	1,010

Credit Agricole S.A.
3.750% due 04/24/2023		$1,900	1,939

			2,949

SOVEREIGN ISSUES 1.2%

France Government International Bond
1.500% due 05/25/2050 (l)	EUR	2,800	3,687
2.000% due 05/25/2048 (l)		300	436

			4,123

Total France (Cost $7,060)			7,072

GERMANY 1.4%

CORPORATE BONDS & NOTES 1.4%

Deutsche Bank AG
2.617% (US0003M + 0.815%) due 01/22/2021 ~		$300	289
2.625% due 02/12/2026	EUR	300	300
3.041% (US0003M + 1.290%) due 02/04/2021 ~		$300	289
3.150% due 01/22/2021		100	98
3.961% due 11/26/2025 •		1,000	926
4.250% due 10/14/2021		1,300	1,237

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		800	619

Volkswagen Financial Services AG
0.250% due 10/16/2020	EUR	800	878

Total Germany (Cost $5,044)			4,636

GUERNSEY, CHANNEL ISLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,900	1,946

Total Guernsey, Channel Islands (Cost $1,897)			1,946

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%

AIA Group Ltd.
3.900% due 04/06/2028		$300	320

CMHI Finance BVI Co. Ltd.
4.375% due 08/06/2023		200	215

Total Hong Kong (Cost $502)			535

INDIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Muthoot Finance Ltd.
6.125% due 10/31/2022		$900	775

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Shriram Transport Finance Co. Ltd.
5.700% due 02/27/2022		$900	$684
5.950% due 10/24/2022		400	311

Total India (Cost $2,240)			1,770

INDONESIA 2.7%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$200	202

SOVEREIGN ISSUES 2.6%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	3,400	3,764
4.100% due 04/24/2028		$2,700	2,766
5.250% due 01/17/2042		1,100	1,263
8.375% due 03/15/2034	IDR	18,578,000	1,140

			8,933

Total Indonesia (Cost $9,537)			9,135

IRELAND 1.7%

ASSET-BACKED SECURITIES 0.4%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	250	267

Toro European CLO DAC
0.900% due 10/15/2030 •		1,100	1,177

			1,444

CORPORATE BONDS & NOTES 1.3%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$1,800	1,746

AIB Group PLC
4.750% due 10/12/2023		200	198

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	300	320

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$1,100	1,094

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		600	595
3.000% due 07/15/2022		400	404

			4,357

Total Ireland (Cost $6,025)			5,801

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
1.750% due 08/31/2025	ILS	1,900	566

Total Israel (Cost $534)			566

ITALY 4.8%

CORPORATE BONDS & NOTES 1.5%

Banca Carige SpA
1.085% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	1,000	1,091
1.314% (EUR003M + 1.700%) due 10/25/2021 ~		1,100	1,224

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(h)(i)		600	587
7.750% due 01/11/2027 •(h)(i)		300	307

UniCredit SpA
6.750% due 09/10/2021 •(h)(i)		900	861
7.830% due 12/04/2023		$1,000	1,069

			5,139

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.3%

Italy Buoni Poliennali Del Tesoro
2.100% due 07/15/2026 (l)	EUR	1,900	$2,219
2.350% due 09/15/2024 (l)		6,264	7,375
2.500% due 11/15/2025 (l)		1,300	1,548

			11,142

Total Italy (Cost $16,584)			16,281

JAPAN 6.7%

CORPORATE BONDS & NOTES 1.5%

Central Nippon Expressway Co. Ltd.
2.291% (US0003M + 0.540%) due 08/04/2020 ~		$2,000	1,986

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	215

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		1,100	1,128

Mizuho Financial Group, Inc.
1.648% (US0003M + 0.880%) due 09/11/2022 ~		500	481
1.768% (US0003M + 1.000%) due 09/11/2024 ~		700	662
3.922% due 09/11/2024 •		400	422

ORIX Corp.
3.250% due 12/04/2024		200	210

			5,104

SOVEREIGN ISSUES 5.2%

Japan Government International Bond
0.100% due 03/10/2026	JPY	968,744	9,014
0.100% due 03/10/2028		344,610	3,203
0.500% due 03/20/2049		309,000	2,937
0.700% due 12/20/2048		116,000	1,159
1.200% due 09/20/2035 (l)		121,000	1,283

			17,596

Total Japan (Cost $23,028)			22,700

KUWAIT 1.5%

SOVEREIGN ISSUES 1.5%

Kuwait International Government Bond
3.500% due 03/20/2027		$4,800	5,003

Total Kuwait (Cost $4,766)			5,003

LUXEMBOURG 1.1%

CORPORATE BONDS & NOTES 1.1%

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	1,011	1,082

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$800	795
5.250% due 05/23/2023 (i)		1,800	1,789

Total Luxembourg (Cost $3,884)			3,666

MALAYSIA 0.1%

SOVEREIGN ISSUES 0.1%

Malaysia Government International Bond
4.232% due 06/30/2031	MYR	2,100	509

Total Malaysia (Cost $544)			509

MEXICO 0.2%

CORPORATE BONDS & NOTES 0.0%

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(c)		$700	0

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Mexico Government International Bond
4.000% due 03/15/2115	EUR	800	$788

Total Mexico (Cost $1,556)			788

NETHERLANDS 1.5%

ASSET-BACKED SECURITIES 1.0%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	400	427

Babson Euro CLO BV
0.434% due 10/25/2029 •		899	980

Dryden Euro CLO BV
0.880% due 01/15/2030 •		900	954

Tikehau CLO BV
0.880% due 12/07/2029 •		900	954

			3,315

CORPORATE BONDS & NOTES 0.4%

NXP BV
3.875% due 09/01/2022		$300	302

Syngenta Finance NV
4.441% due 04/24/2023		700	660
5.182% due 04/24/2028		200	171

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	318

			1,451

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

EMF-NL Prime BV
0.407% due 04/17/2041 •		313	325

Eurosail PLC
1.107% due 10/17/2040 •		137	149

			474

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)		100,000	100

Total Netherlands (Cost $5,723)			5,340

		PRINCIPAL AMOUNT (000S)
NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt A/S
3.250% due 06/28/2023		400	428

Total Norway (Cost $399)			428

PERU 1.7%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,200	354

SOVEREIGN ISSUES 1.6%

Peru Government International Bond
5.350% due 08/12/2040		1,400	389
5.940% due 02/12/2029		7,900	2,465
6.150% due 08/12/2032		900	283
6.350% due 08/12/2028		7,600	2,456

			5,593

Total Peru (Cost $5,762)			5,947

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 0.1%

SOVEREIGN ISSUES 0.1%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	20,000	$484

Total Philippines (Cost $499)			484

QATAR 1.2%

SOVEREIGN ISSUES 1.2%

Qatar Government International Bond
3.375% due 03/14/2024		$800	817
3.875% due 04/23/2023		1,100	1,134
4.000% due 03/14/2029		400	429
4.500% due 04/23/2028		1,200	1,318
4.817% due 03/14/2049		300	355

Total Qatar (Cost $3,835)			4,053

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%

Romania Government International Bond
5.850% due 04/26/2023	RON	1,500	362

Total Romania (Cost $419)			362

RUSSIA 2.6%

SOVEREIGN ISSUES 2.6%

Russia Government International Bond
4.375% due 03/21/2029		$1,200	1,287
7.250% due 05/10/2034	RUB	124,000	1,650
7.650% due 04/10/2030		111,000	1,516
7.700% due 03/23/2033		127,000	1,753
7.950% due 10/07/2026		201,100	2,748

Total Russia (Cost $10,485)			8,954

SAUDI ARABIA 2.6%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$400	392

SOVEREIGN ISSUES 2.5%

Saudi Government International Bond
2.875% due 03/04/2023		4,000	4,005
3.250% due 10/26/2026		1,200	1,203
3.625% due 03/04/2028		1,000	1,020
4.375% due 04/16/2029		2,100	2,265

			8,493

Total Saudi Arabia (Cost $8,711)			8,885

SINGAPORE 1.0%

CORPORATE BONDS & NOTES 0.7%

BOC Aviation Ltd.
2.750% due 09/18/2022		$600	618
3.500% due 09/18/2027		300	304

DBS Bank Ltd.
3.300% due 11/27/2021		300	311

Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~		600	597

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		500	526

			2,356

SOVEREIGN ISSUES 0.3%

Singapore Government International Bond
2.125% due 06/01/2026	SGD	1,500	1,119

Total Singapore (Cost $3,379)			3,475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 0.2%

SOVEREIGN ISSUES 0.2%

South Africa Government International Bond
4.850% due 09/30/2029		$300	$248
5.375% due 07/24/2044		400	288

Total South Africa (Cost $694)			536

SOUTH KOREA 1.0%

SOVEREIGN ISSUES 1.0%

Korea Government International Bond
2.125% due 06/10/2027	KRW	360,000	309
2.375% due 12/10/2027		360,000	314
2.375% due 12/10/2028		1,620,000	1,417
2.625% due 06/10/2028		720,000	642
5.500% due 03/10/2028		360,000	384

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	212

Total South Korea (Cost $3,409)			3,278

SPAIN 3.8%

CORPORATE BONDS & NOTES 0.1%

Banco Santander S.A.
4.379% due 04/12/2028		$200	205

		SHARES
PREFERRED SECURITIES 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		200,000	199

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 3.6%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	272
4.900% due 09/15/2021		700	819

Spain Government International Bond
0.250% due 07/30/2024 (l)		1,700	1,883
0.600% due 10/31/2029 (l)		5,000	5,503
1.400% due 07/30/2028 (l)		1,000	1,181
1.450% due 04/30/2029 (l)		1,800	2,135
2.700% due 10/31/2048 (l)		300	421

			12,214

Total Spain (Cost $12,961)			12,618

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%

Credit Suisse AG
2.100% due 11/12/2021		$900	897

Credit Suisse Group AG
1.941% (US0003M + 1.200%) due 12/14/2023 ~		2,100	1,839

UBS AG
5.125% due 05/15/2024 (i)		1,300	1,313
7.625% due 08/17/2022 (i)		400	412

Total Switzerland (Cost $4,760)			4,461

TURKEY 0.3%

SOVEREIGN ISSUES 0.3%

Turkey Government International Bond
7.250% due 12/23/2023		$1,000	981

Total Turkey (Cost $994)			981

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	83

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 1.0%

CORPORATE BONDS & NOTES 0.2%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$600	$597

SOVEREIGN ISSUES 0.8%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		2,800	2,862

Total United Arab Emirates (Cost $3,317)			3,459

UNITED KINGDOM 15.4%

CORPORATE BONDS & NOTES 9.6%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$3,300	3,378

Barclays PLC
4.375% due 01/12/2026		400	408
7.125% due 06/15/2025 •(h)(i)	GBP	500	532
7.875% due 03/15/2022 •(h)(i)		$700	644
8.000% due 06/15/2024 •(h)(i)		700	651

Clydesdale Bank PLC
2.250% due 04/21/2020	GBP	800	993

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ		300	364

FCE Bank PLC
0.086% due 08/26/2020 •	EUR	300	323
1.660% due 02/11/2021		200	207

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,300	1,668

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		$500	490
2.692% (US0003M + 1.000%) due 05/18/2024 ~		400	373
3.000% due 07/22/2028 •	GBP	500	613
4.292% due 09/12/2026 •		$600	628
6.500% due 03/23/2028 •(h)(i)		200	187

Imperial Brands Finance PLC
2.950% due 07/21/2020		1,200	1,198

Lloyds Bank PLC
3.300% due 05/07/2021		200	200
4.875% due 03/30/2027	GBP	2,500	3,906

Lloyds Banking Group PLC
3.900% due 03/12/2024		$400	406
4.050% due 08/16/2023		600	625
4.375% due 03/22/2028		1,000	1,078
4.582% due 12/10/2025		900	928
7.625% due 06/27/2023 •(h)(i)	GBP	200	211

Marks & Spencer PLC
3.000% due 12/08/2023		100	119

Nationwide Building Society
1.700% due 02/13/2023		$500	513
2.000% due 01/27/2023		500	490
3.766% due 03/08/2024 •		1,400	1,361

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		600	589

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		1,600	1,450
3.875% due 09/12/2023		500	506
4.269% due 03/22/2025 •		300	309
4.519% due 06/25/2024 •		700	706
4.800% due 04/05/2026		900	896
7.500% due 08/10/2020 •(h)(i)		700	646
8.000% due 08/10/2025 •(h)(i)		300	282
8.625% due 08/15/2021 •(h)(i)		200	196

Santander UK Group Holdings PLC
2.875% due 10/16/2020		600	600
3.571% due 01/10/2023		200	199
4.750% due 09/15/2025		900	897
7.375% due 06/24/2022 •(h)(i)	GBP	200	205

Santander UK PLC
5.000% due 11/07/2023		$211	213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	476	$720
5.744% due 04/13/2040		193	298
5.801% due 10/13/2040		487	760

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	595

			32,561

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

Alba PLC
0.922% due 11/25/2042		533	599

Durham Mortgages B PLC
1.351% due 03/31/2054 •		659	812

Eurosail PLC
0.000% due 03/13/2045 •	EUR	337	360
0.694% due 12/10/2044 •	GBP	398	483

Great Hall Mortgages PLC
0.000% due 06/18/2039 •	EUR	633	660
0.643% due 03/18/2039 •	GBP	811	963
0.663% due 06/18/2038 •		293	349
0.673% due 06/18/2039 •		278	327

Lanark Master Issuer PLC
1.555% due 12/22/2069 •		656	813

Mortgage Funding PLC
1.606% due 03/13/2046 •		98	121

Newgate Funding PLC
0.111% due 12/15/2050 •	EUR	381	378

Residential Mortgage Securities PLC
1.737% due 09/20/2065 •	GBP	574	710

Ripon Mortgages PLC
1.551% due 08/20/2056 •		2,046	2,494

Southern Pacific Financing PLC
0.714% due 06/10/2043 •		92	108

Stanlington PLC
1.460% due 06/12/2046 •		663	818

Towd Point Mortgage Funding
1.611% due 07/20/2045 •		1,451	1,765

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		1,089	1,314

Uropa Securities PLC
0.734% due 06/10/2059 •		302	357
0.884% due 06/10/2059 •		74	85
1.084% due 06/10/2059 •		57	64
1.284% due 06/10/2059 •		61	64

			13,644

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,360	221

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.7%

United Kingdom Gilt
0.125% due 03/22/2024 (l)		4,076	5,597

Total United Kingdom (Cost $56,104)			52,023

UNITED STATES 87.0%

ASSET-BACKED SECURITIES 8.3%

ACE Securities Corp. Home Equity Loan Trust
1.847% due 12/25/2034 •		$145	127

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.622% due 07/25/2035 •		180	178

Argent Securities Trust
1.097% due 06/25/2036 •		1,277	438
1.097% due 07/25/2036 •		736	274
1.187% due 07/25/2036 •		920	355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
1.107% due 01/25/2037 •	$561	$327

Bear Stearns Asset-Backed Securities Trust
1.057% due 02/25/2037 •	168	203
1.187% due 06/25/2047 •	1,000	976
1.267% due 01/25/2047 •	32	32
1.347% due 09/25/2046 •	115	100
1.437% due 09/25/2035 •	968	951

Countrywide Asset-Backed Certificates
1.097% due 05/25/2037 •	366	359
1.167% due 09/25/2037 ^•	122	99
1.207% due 12/25/2036 ^•	4,100	3,659
4.566% due 10/25/2046 ^~	192	187
4.701% due 07/25/2036 ~	86	84

Countrywide Asset-Backed Certificates Trust
1.907% due 10/25/2035 •	577	568
5.210% due 03/25/2034 ~	446	445

Countrywide Asset-Backed Certificates Trust, Inc.
1.667% due 07/25/2034 •	223	213

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •	20	18

Credit-Based Asset Servicing & Securitization LLC
1.167% due 07/25/2037 •	258	155

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.689% due 03/25/2037 ^þ	1,060	503

Fieldstone Mortgage Investment Trust
1.787% due 11/25/2036 •	1,136	707

First Franklin Mortgage Loan Trust
1.087% due 09/25/2036 •	315	307
1.107% due 04/25/2036 •	157	139
1.682% due 09/25/2035 •	197	197
2.222% due 07/25/2034 •	250	238

First NLC Trust
1.652% due 12/25/2035 •	291	283

GSAA Home Equity Trust
1.397% due 08/25/2037 •	167	156

GSAMP Trust
1.037% due 01/25/2037 •	183	106
1.047% due 12/25/2046 •	1,202	646
1.067% due 12/25/2036 •	968	491
1.097% due 12/25/2046 •	781	424
1.217% due 04/25/2036 •	836	605

Home Equity Mortgage Loan Asset-Backed Trust
1.187% due 04/25/2037 •	553	381

HSI Asset Securitization Corp. Trust
1.167% due 12/25/2036 •	576	208

JPMorgan Mortgage Acquisition Trust
1.027% due 08/25/2036 •	4	2
1.097% due 07/25/2036 •	1,758	946

Massachusetts Educational Financing Authority
2.744% due 04/25/2038 •	42	42

MASTR Asset-Backed Securities Trust
1.187% due 03/25/2036 •	741	527
1.547% due 01/25/2036 •	48	48

Merrill Lynch Mortgage Investors Trust
1.057% due 08/25/2037 •	598	335
1.257% due 08/25/2036 •	2	2
2.147% due 04/25/2037 •	787	432

Morgan Stanley ABS Capital, Inc. Trust
1.037% due 01/25/2037 •	612	278
1.087% due 10/25/2036 •	680	325
1.087% due 11/25/2036 •	243	127
1.097% due 11/25/2036 •	1,318	759
1.167% due 11/25/2036 •	243	128
1.177% due 10/25/2036 •	908	497
1.592% due 09/25/2035 •	281	274

New Century Home Equity Loan Trust
1.457% due 09/25/2035 •	318	315

RAAC Trust
1.427% due 03/25/2037 •	120	119

Renaissance Home Equity Loan Trust
5.797% due 08/25/2036 þ	492	257

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
1.107% due 12/25/2036 •		$15	$15
1.877% due 05/25/2035 •		498	494

Residential Asset Securities Corp. Trust
1.287% due 11/25/2035 •		291	284

Securitized Asset-Backed Receivables LLC Trust
1.922% due 03/25/2035 •		107	106

Specialty Underwriting & Residential Finance Trust
4.083% due 02/25/2037 ^þ		608	293

Structured Asset Investment Loan Trust
1.667% due 02/25/2035 •		317	313

Structured Asset Securities Corp. Mortgage Loan Trust
1.287% due 02/25/2036 •		181	180
1.622% due 11/25/2035 •		387	387

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		3,465	3,395

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,100	1,123

Washington Mutual Asset-Backed Certificates Trust
1.187% due 05/25/2036 •		1,209	984

			28,126

CORPORATE BONDS & NOTES 12.9%

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		400	381

American Tower Corp.
1.950% due 05/22/2026	EUR	300	338
3.800% due 08/15/2029		$700	719

Amgen, Inc.
3.625% due 05/15/2022		900	934

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		400	405

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,100	1,227
2.330% (US0003M + 0.750%) due 06/01/2021 ~		$1,300	1,262

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~		600	556
1.846% (US0003M + 0.630%) due 06/25/2021 ~		200	194
4.250% due 12/15/2025		800	833
4.375% due 12/15/2028		800	857

Broadcom, Inc.
3.125% due 04/15/2021		500	494

Campbell Soup Co.
3.300% due 03/15/2021		400	399
3.650% due 03/15/2023		86	88

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	203

Charter Communications Operating LLC
3.750% due 02/15/2028		1,100	1,109
4.464% due 07/23/2022		1,400	1,448
5.125% due 07/01/2049		300	321

Citigroup, Inc.
2.876% due 07/24/2023 •		100	101
3.142% due 01/24/2023 •		100	101

Continental Resources, Inc.
4.375% due 01/15/2028		200	93

CVS Pass-Through Trust
7.507% due 01/10/2032		1,281	1,667

Daimler Finance North America LLC
2.143% (US0003M + 0.430%) due 02/12/2021 ~		800	771

Dell International LLC
4.420% due 06/15/2021		200	202

Discover Bank
3.350% due 02/06/2023		300	302

EMC Corp.
2.650% due 06/01/2020		120	120

Emera U.S. Finance LP
2.700% due 06/15/2021		300	304

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EQT Corp.
3.000% due 10/01/2022		$500	$421

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~		200	195

Equitable Holdings, Inc.
3.900% due 04/20/2023		100	100
4.350% due 04/20/2028		600	585

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	220
0.750% due 05/21/2023		300	326
1.700% due 06/30/2022	GBP	200	245

Fiserv, Inc.
3.200% due 07/01/2026		$1,000	1,032

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	200	194
0.000% due 12/07/2022 •		100	86
0.017% due 05/14/2021 •		300	311
2.645% (US0003M + 1.270%) due 03/28/2022 ~		$500	406

General Mills, Inc.
2.383% (US0003M + 0.540%) due 04/16/2021 ~		100	97

General Motors Financial Co., Inc.
2.728% (US0003M + 0.850%) due 04/09/2021 ~		100	90
3.550% due 07/08/2022		700	648

Goldman Sachs Group, Inc.
2.908% due 06/05/2023 •		200	201
4.223% due 05/01/2029 •		1,200	1,284

Harley-Davidson Financial Services, Inc.
2.520% (US0003M + 0.940%) due 03/02/2021 ~		400	400

Huntsman International LLC
5.125% due 11/15/2022		400	411

Kilroy Realty LP
3.450% due 12/15/2024		100	98

Kimco Realty Corp.
3.300% due 02/01/2025		500	504

Komatsu Finance America, Inc.
2.437% due 09/11/2022		500	502

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		700	662
4.875% due 02/15/2025		547	548

Mid-America Apartments LP
4.200% due 06/15/2028		500	521

Morgan Stanley
2.281% (CDOR03 + 0.300%) due 02/03/2023 ~(j)	CAD	2,300	1,552

Mylan, Inc.
4.200% due 11/29/2023		$500	477

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021		900	899

Nissan Motor Acceptance Corp.
2.065% due 09/28/2022 •		1,000	930

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		1,200	1,244

Rio Oil Finance Trust
9.250% due 07/06/2024		976	962

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		200	174

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		450	449
4.738% due 09/20/2029		200	206

Tagua Leasing LLC
1.581% due 11/16/2024		2,984	3,009

UIL Holdings Corp.
4.625% due 10/01/2020		1,900	1,905

Verizon Communications, Inc.
2.792% (US0003M + 1.100%) due 05/15/2025 ~		1,300	1,186
4.329% due 09/21/2028		397	458

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Group of America Finance LLC
2.653% (US0003M + 0.940%) due 11/12/2021 ~	$800	$783
3.875% due 11/13/2020	500	498

Wells Fargo & Co.
2.625% due 07/22/2022	300	304
2.911% (US0003M + 1.110%) due 01/24/2023 ~	1,300	1,212

WRKCo, Inc.
3.750% due 03/15/2025	200	201

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,626	1,627

		43,592

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~	308	286

MUNICIPAL BONDS & NOTES 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (e)	2,500	108

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

Adjustable Rate Mortgage Trust
3.900% due 01/25/2035 ~	12	10
5.504% due 11/25/2037 ^~	369	287

Banc of America Funding Trust
0.983% due 04/20/2047 ^•	105	87
1.157% due 04/25/2037 ^•	83	67
4.411% due 05/25/2035 ~	102	96
6.000% due 07/25/2037 ^	236	207

Banc of America Mortgage Trust
6.000% due 10/25/2036 ^	102	94

BCAP LLC Trust
1.157% due 05/25/2047 •	325	271

Bear Stearns Adjustable Rate Mortgage Trust
3.840% due 02/25/2036 •	41	37
3.944% due 04/25/2034 ~	129	111
3.995% due 02/25/2034 ~	8	8
4.030% due 08/25/2035 ~	27	23

Bear Stearns ALT-A Trust
3.882% due 05/25/2035 ~	117	106
3.958% due 09/25/2035 ^~	60	45
3.985% due 09/25/2035 ^~	305	180

Chase Mortgage Finance Trust
3.696% due 03/25/2037 ^~	230	202
3.896% due 07/25/2037 ~	42	34

Citigroup Mortgage Loan Trust
3.855% due 04/25/2037 ^~	190	147

Citigroup Mortgage Loan Trust, Inc.
3.843% due 05/25/2035 ~	54	50

Countrywide Alternative Loan Trust
0.983% due 07/20/2046 ^•	118	81
3.510% due 06/25/2037 ~	263	207
5.500% due 10/25/2035 ^	28	24
5.500% due 02/25/2036 ^	49	39
6.000% due 01/25/2037 ^	424	401
6.000% due 02/25/2037 ^	649	350
6.000% due 05/25/2037 ^	474	225
6.250% due 12/25/2036 ^•	507	325
6.500% due 08/25/2037 ^	361	222
8.000% due 10/25/2036 ^	32	28

Countrywide Home Loan Mortgage Pass-Through Trust
1.697% due 03/25/2035 •	495	397
6.000% due 02/25/2037 ^	184	136
6.250% due 09/25/2036 ^	300	196

Countrywide Home Loan Reperforming REMIC Trust
1.287% due 06/25/2035 •	182	164

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	85

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^þ	$319	$292

GreenPoint Mortgage Funding Trust
1.107% due 02/25/2037 ^•	26	25

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.286% due 10/25/2033 ~	12	11

GSR Mortgage Loan Trust
4.183% due 05/25/2037 ^~	18	14

HarborView Mortgage Loan Trust
3.957% due 07/19/2035 ^~	6	6
4.216% due 02/25/2036 ^~	30	15

Impac Secured Assets CMN Owner Trust
4.554% due 07/25/2035 ~	82	65

IndyMac Mortgage Loan Trust
1.427% due 07/25/2035 •	9	8
3.854% due 12/25/2034 ~	5	4
4.039% due 06/25/2036 ~	234	187

JPMorgan Alternative Loan Trust
3.422% due 12/25/2036 ~	39	37
3.929% due 05/25/2037 ^~	358	283

JPMorgan Mortgage Trust
3.917% due 10/25/2035 ^~	300	244
4.370% due 02/25/2035 ~	6	5

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	182	176

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •	31	29
3.656% due 03/25/2036 ^~	106	67

Morgan Stanley Mortgage Loan Trust
1.847% due 02/25/2036 ^•	45	38
3.670% due 05/25/2036 ^~	194	131
4.334% due 09/25/2035 ^~	143	78

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	983	991

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,041	1,043

Prime Mortgage Trust
1.447% due 02/25/2035 •	246	222
6.000% due 06/25/2036 ^	127	115

Residential Accredit Loans, Inc. Trust
1.047% due 05/25/2037 •	470	384
1.077% due 02/25/2037 •	251	243
1.087% due 01/25/2037 •	564	523
1.117% due 12/25/2036 •	278	216
1.137% due 07/25/2036 •	386	309
1.347% due 11/25/2036 ^•	286	179
5.000% due 09/25/2036 ^	77	65

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	32	28

Structured Adjustable Rate Mortgage Loan Trust
1.267% due 10/25/2035 •	112	97
3.864% due 04/25/2036 ^~	187	132

Structured Asset Mortgage Investments Trust
1.147% due 05/25/2036 •	396	348
1.157% due 05/25/2036 •	35	29

Structured Asset Securities Corp.
1.227% due 01/25/2036 •	181	151

Structured Asset Securities Corp. Mortgage Loan Trust
1.237% due 10/25/2036 •	417	329

SunTrust Adjustable Rate Mortgage Loan Trust
3.865% due 02/25/2037 ^~	244	214

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
1.687% due 09/25/2034 •	$37	$32

WaMu Mortgage Pass-Through Certificates Trust
1.227% due 11/25/2045 •	98	88
1.727% due 10/25/2044 •	86	78
3.366% due 08/25/2042 •	7	6
3.523% due 12/25/2036 ^~	326	271
3.655% due 10/25/2036 ^~	587	469

Washington Mutual Mortgage Pass-Through Certificates Trust
1.107% due 02/25/2037 ^•	617	461
5.500% due 11/25/2035 ^	109	100
6.500% due 08/25/2035 ^	101	97

		13,792

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(h)	500,000	497

Bank of America Corp.
5.875% due 03/15/2028 •(h)	600,000	608

		1,105

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 51.8%

Fannie Mae
1.347% due 06/25/2036 •	50	50
2.850% due 06/01/2022	538	537
3.000% due 01/01/2022	444	456
3.500% due 01/01/2059	1,412	1,526

Fannie Mae, TBA
3.000% due 06/01/2040	23,900	24,976

Freddie Mac
2.005% due 01/15/2038 •	672	668
2.441% due 01/15/2038 ~(a)	672	43

Uniform Mortgage-Backed Security
3.000% due 02/01/2027 - 10/01/2049	956	1,012
3.500% due 01/01/2026 - 05/01/2049	573	612
4.000% due 01/01/2037 - 08/01/2049	3,442	3,682
4.500% due 05/01/2023 - 03/01/2044	397	432
5.000% due 08/01/2033 - 10/01/2041	192	211
5.500% due 04/01/2033 - 02/01/2041	156	176
6.000% due 06/01/2026 - 06/01/2040	554	619

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050	14,800	15,275
3.500% due 05/01/2050	51,200	54,155
4.000% due 04/01/2050 - 05/01/2050	64,565	68,942
4.500% due 05/01/2050	2,000	2,152

		175,524

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 9.5%

U.S. Treasury Inflation Protected Securities (g)
0.500% due 01/15/2028 (l)		$7,738	$8,070
0.625% due 04/15/2023 (l)(p)		2,388	2,407
0.625% due 01/15/2026 (l)		1,031	1,066
1.000% due 02/15/2048 (l)(p)		941	1,161
1.375% due 02/15/2044 (l)(p)		553	710
2.500% due 01/15/2029 (l)		7,989	9,813
3.875% due 04/15/2029 (l)(n)(p)		628	847

U.S. Treasury Notes
2.625% due 06/15/2021 (p)		200	206
2.875% due 04/30/2025 (l)		7,100	7,981

			32,261

Total United States (Cost $289,217)			294,794

SHORT-TERM INSTRUMENTS 3.1%

REPURCHASE AGREEMENTS (k) 1.6%
			5,428

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	1,591	15
53.823% due 05/13/2020 (e)(f)		800	6

			21

SOUTH AFRICA TREASURY BILLS 0.1%
7.250% due 07/22/2020 (e)(f)	ZAR	8,400	462

U.S. TREASURY BILLS 1.4%
0.545% due 04/07/2020 - 06/18/2020 (d)(e)(n)(p)		$4,769	4,768

Total Short-Term Instruments (Cost $10,925)			10,680

Total Investments in Securities (Cost $578,402)			568,330

		SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short Asset Portfolio		21,352	207

PIMCO Short-Term Floating NAV Portfolio III		8,968	88

Total Short-Term Instruments (Cost $302)			295

Total Investments in Affiliates (Cost $302)			295

Total Investments 167.8% (Cost $578,704)			$568,625

Financial Derivative Instruments (m)(o) (1.4)% (Cost or Premiums, net $1,163)			(4,714)

Other Assets and Liabilities, net (66.4)%			(225,036)

Net Assets 100.0%			$338,875

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	2.281%	02/03/2023	01/30/2020	$ 1,743	$1,552	0.46%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.700)%	10/11/2019	10/10/2021	EUR	2,213	Spain Government International Bond 1.450% due 10/31/2027	$(2,610)	$2,441	$2,433
	0.730	01/22/2020	01/20/2022	GBP	2,405	United Kingdom Gilt 1.750% due 01/22/2049	(3,233)	2,987	2,991

Total Repurchase Agreements							$(5,843)	$5,428	$5,424

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	1.730%	02/25/2020	04/07/2020	$	(12,502)	$(12,523)
BPS	(0.470)	02/27/2020	05/27/2020	EUR	(5,222)	(5,757)
	(0.450)	02/27/2020	05/27/2020		(3,629)	(4,001)
	(0.430)	02/27/2020	05/27/2020		(1,742)	(1,921)
	(0.410)	02/27/2020	05/27/2020		(3,551)	(3,915)
	(0.410)	02/27/2020	05/28/2020		(7,190)	(7,927)
	(0.400)	02/27/2020	05/27/2020		(763)	(842)
	0.820	02/13/2020	05/14/2020	GBP	(4,544)	(5,650)
CIB	1.740	02/13/2020	04/13/2020	$	(1,960)	(1,964)
IND	(0.420)	02/27/2020	05/27/2020	EUR	(425)	(468)
	(0.380)	02/27/2020	05/27/2020		(974)	(1,074)
JML	(0.450)	02/24/2020	05/27/2020		(1,600)	(1,763)
	(0.420)	02/24/2020	05/27/2020		(2,819)	(3,108)
JPS	1.720	02/25/2020	04/07/2020	$	(7,301)	(7,314)

Total Reverse Repurchase Agreements						$(58,227)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
UBS	1.700%	02/07/2020	04/07/2020	$	(647)	$(649)
	1.710	02/13/2020	04/13/2020		(1,530)	(1,533)
	1.740	02/21/2020	04/20/2020		(5,851)	(5,863)

Total Sale-Buyback Transactions						$(8,045)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	87

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (0.6)%
Sovereign Issues (0.6)%
Canada Government Bond	2.750%	12/01/2048	CAD	2,100	$(2,142)	$(2,024)

Spain (0.8)%
Sovereign Issues (0.8)%
Spain Government International Bond	1.450	10/31/2027	EUR	2,200	(2,528)	(2,611)

United Kingdom (0.9)%
Sovereign Issues (0.9)%
United Kingdom Gilt	1.750	01/22/2049	GBP	2,100	(3,045)	(3,232)

United States (0.1)%
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	3.500	04/01/2035	$	300	(313)	(316)

Total Short Sales (2.4)%					$(8,028)	$(8,183)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(12,523)	$0	$0	$(12,523)	$12,361	$(162)
BPS	5,424	(30,013)	0	0	(24,589)	24,345	(244)
CIB	0	(1,964)	0	0	(1,964)	1,963	(1)
GRE	0	0	0	0	0	(45)	(45)
IND	0	(1,542)	0	0	(1,542)	1,492	(50)
JML	0	(4,871)	0	0	(4,871)	4,690	(181)
JPS	0	(7,314)	0	0	(7,314)	7,393	79

Master Securities Forward Transaction Agreement
RYL	0	0	0	(5,843)	(5,843)	0	(5,843)
TDM	0	0	0	(2,024)	(2,024)	0	(2,024)
UBS	0	0	(8,045)	0	(8,045)	8,045	0

Total Borrowings and Other Financing Transactions	$5,424	$(58,227)	$(8,045)	$(7,867)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(36,426)	$0	$(36,426)
U.S. Treasury Obligations	0	(21,801)	0	0	(21,801)

Total	$0	$(21,801)	$(36,426)	$0	$(58,227)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(8,045)	0	0	(8,045)

Total	$0	$(8,045)	$0	$0	$(8,045)

Total Borrowings	$0	$(29,846)	$(36,426)	$0	$(66,272)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(66,272)

(l)	Securities with an aggregate market value of $66,607 and cash of $822 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(60,657) at a weighted average interest rate of 0.982%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(6) of deferred price drop.
(4)	Payable for short sales includes $47 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		$113.000	05/22/2020	115	$115	$1	$5
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		113.250	05/22/2020	2	2	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		106.500	05/22/2020	21	21	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		119.500	05/22/2020	16	16	0	1
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		121.500	05/22/2020	35	35	0	2
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		122.500	05/22/2020	6	6	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures		147.500	05/22/2020	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures		200.000	05/22/2020	16	16	16	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures		134.000	05/22/2020	28	28	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures		135.000	05/22/2020	4	4	0	0
Call - CME 90-Day Eurodollar June 2022 Futures		99.750	06/13/2022	25	63	6	14
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	14	35	3	7
Call - MSE Canada Government 10-Year Bond June 2020 Futures	CAD	189.000	05/15/2020	122	122	1	1

Total Purchased Options						$27	$30

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 3-Year Note June Futures	06/2020	124	$8,932	$41	$5	$0
Call Options Strike @ EUR 113.400 on Euro-Schatz June 2020 Futures (1)	05/2020	448	10	7	7	0
Call Options Strike @ EUR 116.500 on Euro-Schatz June 2020 Futures (1)	05/2020	103	1	1	1	0
Call Options Strike @ EUR 189.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	110	5	3	4	(2)
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	26	0	0	0	0
Call Options Strike @ EUR 194.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	62	1	0	0	0
Call Options Strike @ EUR 197.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	41	0	0	0	0
Call Options Strike @ EUR 210.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	6	0	0	0	0
Call Options Strike @ GBP 151.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	3	0	0	0	0
Call Options Strike @ GBP 152.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	67	0	(1)	0	0
Call Options Strike @ GBP 156.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	44	0	(1)	0	0
Call Options Strike @ GBP 162.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	28	0	0	0	0
Euro-Bobl June Futures	06/2020	60	8,947	(48)	22	(20)
Euro-BTP Italy Government Bond June Futures	06/2020	95	14,816	(629)	0	(248)
Euro-Buxl 30-Year Bond June Futures	06/2020	5	1,157	(44)	12	(25)
Japan Government 10-Year Bond June Futures	06/2020	6	8,514	(116)	22	(9)
Put Options Strike @ EUR 106.000 on Euro-BTP Italy Government Bond June 2020 Futures (1)	05/2020	95	1	0	0	0
Put Options Strike @ EUR 131.500 on Euro-Bobl June 2020 Futures (1)	05/2020	63	2	2	0	(1)
U.S. Treasury 5-Year Note June Futures	06/2020	117	14,667	568	0	(6)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	32	7,100	757	0	(104)

				$540	$73	$(415)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2020	11	$(1,019)	$4	$0	$(14)
Call Options Strike @ EUR 177.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	24	(13)	9	7	(6)
Canada Government 10-Year Bond June Futures	06/2020	114	(11,919)	(543)	3	(11)
Euro-Bund 10-Year Bond June Futures	06/2020	102	(19,407)	(20)	123	(117)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	89

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-OAT France Government 10-Year Bond June Futures	06/2020	36	(6,639)	$186	$53	$(49)
Euro-Schatz June Futures	06/2020	384	(47,514)	(11)	21	(28)
U.S. Treasury 10-Year Note June Futures	06/2020	25	(3,467)	(18)	3	0
United Kingdom Long Gilt June Futures	06/2020	51	(8,627)	(108)	32	(25)

				$(501)	$242	$(250)

Total Futures Contracts				$39	$315	$(665)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.141%	EUR	600	$(17)	$13	$(4)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.225		200	(4)	3	(1)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.048	$	2,000	(59)	44	(15)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.095	EUR	500	(8)	4	(4)	0	0

							$(88)	$64	$(24)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.162%	$	2,200	$51	$0	$51	$0	$0
Daimler AG	1.000	Quarterly	12/20/2020	0.688	EUR	200	3	(2)	1	0	0
Marks & Spencer PLC	1.000	Quarterly	06/20/2023	3.589		200	(6)	(11)	(17)	0	(2)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.602	$	300	5	(3)	2	1	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	1.387	EUR	1,400	(29)	(9)	(38)	0	(8)

							$24	$(25)	$(1)	$1	$(10)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	1,300	$63	$85	$148	$0	$(4)
CDX.IG-32 10-Year Index	(1.000)	Quarterly	06/20/2029		1,500	0	43	43	11	0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		25,100	91	735	826	210	0
CDX.IG-34 5-Year Index	(1.000)	Quarterly	06/20/2025		16,800	342	(230)	112	51	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	9,700	(28)	218	190	21	0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		300	(8)	7	(1)	1	0
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		900	(16)	39	23	1	0

						$444	$897	$1,341	$295	$(4)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
iTraxx Crossover 32 5-Year Index	5.000%	Quarterly	12/20/2024	EUR	800	$119	$(135)	$(16)	$2	$0

INTEREST RATE SWAPS - BASIS SWAPS

	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
Pay Floating Rate Index								Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$84,600	$(1)	$(18)	$(19)	$0	$(6)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	26,900	0	(5)	(5)	0	(6)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	5,700	0	4	4	0	0

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
Pay Floating Rate Index								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	21,600	$1	$29	$30	$2	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	14,800	0	(4)	(4)	3	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	2,800	0	(1)	(1)	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	8,800	1	(10)	(9)	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	3,700	0	(9)	(9)	0	0

					$1	$(14)	$(13)	$8	$(12)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905%	Quarterly	12/03/2039	GBP	900	$0	$(54)	$(54)	$0	$(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025	$	900	0	(119)	(119)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,000	0	(134)	(134)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,000	0	(135)	(135)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		2,100	0	(284)	(284)	2	0
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025	BRL	1,000	0	1	1	0	0
Pay	1-Year BRL-CDI	6.745	Maturity	01/02/2025		12,400	(3)	36	33	0	0
Receive	1-Year BRL-CDI	6.280	Maturity	01/04/2027		6,300	0	45	45	0	(2)
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	3,400	0	22	22	0	0
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		1,200	5	9	14	0	0
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		2,100	(17)	58	41	0	(3)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		5,300	143	331	474	0	(21)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		2,000	0	76	76	0	(9)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		7,000	99	265	364	0	(34)
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		6,100	(123)	279	156	0	(28)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,400	9	306	315	0	(25)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		1,600	0	308	308	0	(28)
Receive	3-Month CAD-Bank Bill	1.390	Semi-Annual	03/18/2050		700	0	11	11	11	0
Pay(7)	3-Month GBP-LIBOR	1.080	Quarterly	12/03/2039	GBP	900	0	53	53	1	0
Pay	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,800	183	23	206	7	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	41,100	94	(20)	74	8	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	21,400	419	(545)	(126)	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		9,000	46	(250)	(204)	0	(1)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2021		20,100	66	109	175	5	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		7,100	26	(186)	(160)	0	(2)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		16,600	(231)	(475)	(706)	0	(5)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		8,400	(19)	(150)	(169)	0	(7)
Receive	3-Month USD-LIBOR	1.570	Semi-Annual	02/27/2022		10,400	(23)	(192)	(215)	0	(8)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	91

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay(7)	3-Month USD-LIBOR	1.000%	Semi- Annual	06/17/2022	$		11,100	$(30)	$175	$145	$10	$0
Receive(7)	3-Month USD-LIBOR	1.305	Semi- Annual	08/21/2023			4,600	0	(128)	(128)	0	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi- Annual	08/25/2024			3,900	0	(97)	(97)	1	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi- Annual	08/31/2024			4,550	0	(107)	(107)	2	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi- Annual	09/17/2024			3,050	0	(81)	(81)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi- Annual	12/18/2024			4,100	18	(231)	(213)	0	0
Receive	3-Month USD-LIBOR	2.959	Semi- Annual	05/31/2025			10,800	0	(1,445)	(1,445)	1	0
Receive	3-Month USD-LIBOR	2.986	Semi- Annual	05/31/2025			7,700	0	(1,041)	(1,041)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.250	Semi- Annual	06/17/2025			4,200	7	(167)	(160)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi- Annual	06/20/2028			11,300	716	(2,253)	(1,537)	45	0
Receive	3-Month USD-LIBOR	1.500	Semi- Annual	12/18/2029			2,700	65	(281)	(216)	14	0
Receive	3-Month USD-LIBOR	1.625	Semi- Annual	01/06/2030			8,800	(161)	(598)	(759)	47	0
Receive	3-Month USD-LIBOR	2.000	Semi- Annual	01/15/2030			6,100	(29)	(728)	(757)	35	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi- Annual	06/17/2030			3,800	94	(294)	(200)	21	0
Pay	3-Month USD-LIBOR	1.854	Semi- Annual	05/15/2045			2,300	0	523	523	0	(51)
Pay	3-Month USD-LIBOR	1.855	Semi- Annual	05/15/2045			1,900	0	433	433	0	(42)
Pay	3-Month USD-LIBOR	1.857	Semi- Annual	05/15/2045			800	0	183	183	0	(18)
Receive	3-Month USD-LIBOR	1.750	Semi- Annual	12/18/2049			100	(5)	(19)	(24)	3	0
Pay(7)	3-Month USD-LIBOR	1.500	Semi- Annual	06/17/2050			3,000	57	436	493	0	(86)
Pay(7)	3-Month USD-LIBOR	1.635	Semi- Annual	08/31/2051			350	0	69	69	0	(10)
Pay(7)	3-Month USD-LIBOR	1.710	Semi- Annual	09/17/2051			350	0	75	75	0	(11)
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2022		ZAR	7,300	5	17	22	1	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023			13,300	4	29	33	5	0
Pay	3-Month ZAR-JIBAR	6.975	Quarterly	01/07/2025			89,600	24	53	77	81	0
Receive	3-Month ZAR-JIBAR	6.590	Quarterly	03/06/2025			89,600	0	30	30	0	(85)
Pay	6-Month CHF-LIBOR	0.620	Annual	03/18/2025		CHF	3,000	15	(30)	(15)	7	0
Receive	6-Month CLP-CHILIBOR	1.995	Semi- Annual	03/01/2023		CLP	1,301,500	0	(42)	(42)	0	(1)
Pay	6-Month CLP-CHILIBOR	1.190	Semi- Annual	03/19/2023			475,000	0	2	2	1	0
Pay	6-Month CLP-CHILIBOR	1.290	Semi- Annual	03/26/2023			262,000	0	2	2	0	0
Pay	6-Month CLP-CHILIBOR	1.183	Semi- Annual	03/27/2023			175,200	0	1	1	0	0
Pay	6-Month CLP-CHILIBOR	1.200	Semi- Annual	03/27/2023			50,600	0	0	0	0	0
Pay	6-Month CLP-CHILIBOR	1.280	Semi- Annual	03/27/2023			21,400	0	0	0	0	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		EUR	25,200	6	(23)	(17)	0	(5)
Pay	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025			2,800	(27)	(12)	(39)	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025			6,300	6	21	27	0	(2)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029			600	20	20	40	0	(1)
Pay	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030			20,900	(599)	311	(288)	13	(21)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030			7,700	99	36	135	0	(10)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050			4,900	430	(546)	(116)	61	0

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	6-Month EUR-EURIBOR	0.500%	Annual	06/17/2050	EUR	1,400	$137	$10	$147	$0	$(18)
Pay(7)	6-Month GBP-LIBOR	0.737	Semi- Annual	02/14/2024	GBP	8,500	0	21	21	1	0
Pay(7)	6-Month GBP-LIBOR	0.745	Semi- Annual	02/17/2024		12,900	0	33	33	1	0
Pay	6-Month GBP-LIBOR	0.750	Semi- Annual	03/18/2025		3,100	10	35	45	1	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi- Annual	06/17/2025		4,000	33	88	121	2	0
Receive(7)	6-Month GBP-LIBOR	0.803	Semi- Annual	02/14/2028		1,700	0	(21)	(21)	0	(1)
Receive(7)	6-Month GBP-LIBOR	0.811	Semi- Annual	02/17/2028		2,600	0	(34)	(34)	0	(2)
Pay	6-Month GBP-LIBOR	0.750	Semi- Annual	03/18/2030		2,550	(15)	68	53	3	0
Receive(7)	6-Month GBP-LIBOR	0.672	Semi- Annual	02/26/2031		700	0	(7)	(7)	0	(1)
Pay(7)	6-Month GBP-LIBOR	1.000	Semi- Annual	06/17/2050		1,600	(28)	261	233	7	0
Pay(7)	6-Month GBP-LIBOR	0.722	Semi- Annual	02/26/2051		240	0	11	11	1	0
Receive	6-Month JPY-LIBOR	0.200	Semi- Annual	06/19/2029	JPY	940,000	(86)	(72)	(158)	0	(10)
Receive	6-Month JPY-LIBOR	0.400	Semi- Annual	06/19/2039		261,762	(5)	135	130	10	0
Receive	6-Month JPY-LIBOR	0.500	Semi- Annual	06/19/2049		190,000	(1)	(168)	(169)	0	(13)
Receive	6-Month JPY-LIBOR	0.330	Semi- Annual	11/29/2049		47,000	(9)	(11)	(20)	0	(3)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	3,100	(2)	(14)	(16)	0	(1)
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		5,300	0	(20)	(20)	0	(3)
Pay	6-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	3,900	(4)	70	66	1	0
Receive	6-Month PLN-WIBOR	1.873	Annual	01/09/2025		8,000	0	(92)	(92)	0	(4)
Pay	6-Month PLN-WIBOR	1.830	Annual	02/05/2025		10,000	0	109	109	4	0
Receive	6-Month PLN-WIBOR	1.248	Annual	03/10/2025		2,000	0	(8)	(8)	0	(1)
Pay	6-Month PLN-WIBOR	3.000	Annual	09/19/2028		400	0	17	17	0	0
Pay	28-Day MXN-TIIE	7.498	Lunar	06/19/2037	MXN	21,900	0	18	18	18	0
Pay	UKRPI	3.386	Maturity	01/15/2030	GBP	600	0	7	7	0	0
Pay	UKRPI	3.436	Maturity	02/15/2030		300	0	4	4	0	0
Pay	UKRPI	3.450	Maturity	02/15/2030		900	1	14	15	1	0
Pay	UKRPI	3.453	Maturity	02/15/2030		1,900	0	34	34	1	0

							$1,420	$(5,831)	$(4,411)	$437	$(576)

Total Swap Agreements							$1,920	$(5,044)	$(3,124)	$743	$(602)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$30	$315	$752	$1,097	$0	$(665)	$(602)	$(1,267)

(n)

Securities with an aggregate market value of $1,197 and cash of $5,234 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	93

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $9 for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	AUD	574		$375	$22	$0
	04/2020	GBP	13,878		17,894	656	0
	04/2020	NOK	13,500		1,273	0	(25)
	04/2020	SEK	2,319		231	0	(4)
	04/2020		$1,760	CAD	2,350	0	(90)
	04/2020		323	CZK	7,590	0	(18)
	04/2020		817	DKK	5,425	0	(16)
	04/2020		307	ILS	1,118	9	0
	04/2020		240	RUB	18,901	1	0
	04/2020		1,402	ZAR	20,978	0	(230)
	05/2020		332	BRL	1,726	0	0
	05/2020		1,274	NOK	13,500	25	0
	05/2020		231	SEK	2,319	4	0
	06/2020	CNY	5,347		$762	9	0
	06/2020	INR	31,359		407	0	(1)
	06/2020	SGD	129		89	0	(2)
	06/2020		$3,136	KRW	3,718,472	0	(77)
	06/2020		804	PHP	40,962	0	(11)
	06/2020		1,075	PLN	4,145	0	(73)
	07/2020	ZAR	8,400		$567	104	0

BPS	04/2020	AUD	1,570		1,040	74	0
	04/2020	BRL	4,123		915	121	0
	04/2020	CAD	9,685		6,909	72	(46)
	04/2020	CHF	94		98	1	0
	04/2020	EUR	294		327	3	0
	04/2020	GBP	1,913		2,446	70	0
	04/2020	JPY	48,200		438	0	(10)
	04/2020	NZD	1,566		987	54	(1)
	04/2020		$793	BRL	4,123	0	0
	04/2020		6,917	EUR	6,200	5	(84)
	04/2020		3,648	GBP	2,826	6	(144)
	04/2020		514	HUF	156,644	0	(35)
	04/2020		12,051	JPY	1,291,500	62	(101)
	04/2020		373	NOK	3,470	0	(39)
	04/2020		571	ZAR	9,080	0	(63)
	04/2020	ZAR	7,071		$459	64	0
	05/2020	CAD	274		193	0	(2)
	05/2020	EUR	633		$702	3	0
	05/2020		$3,573	INR	262,508	0	(128)
	06/2020	IDR	13,883,636		$916	75	0

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2020		$638	CNH	4,439	$0	$(13)
	06/2020		759	CNY	5,347	0	(6)
	06/2020		3,633	IDR	53,019,476	0	(423)
	06/2020		9,942	INR	719,752	0	(582)
	06/2020		3,705	TWD	110,129	0	(22)
	09/2020	HKD	1,760		$224	0	(3)

BRC	04/2020	INR	264,095		3,640	174	0
	04/2020	JPY	2,124,325		19,327	0	(430)
	04/2020	NOK	255		27	3	0
	04/2020		$21,269	GBP	17,396	338	0
	05/2020	GBP	17,396		$21,283	0	(339)
	06/2020		$404	CNH	2,820	0	(7)
	09/2020		2,476	HKD	19,418	27	0

BSH	04/2020		966	CLP	819,380	0	(8)
	05/2020		4,762	MXN	93,403	0	(843)

CBK	04/2020	AUD	489		$320	19	0
	04/2020	BRL	3,424		771	112	0
	04/2020	CAD	10,152		7,551	343	(5)
	04/2020	CHF	4,810		4,991	1	(7)
	04/2020	DKK	2,350		350	3	0
	04/2020	EUR	45,357		49,821	68	(271)
	04/2020	GBP	3,894		5,038	212	(11)
	04/2020	MXN	22,265		979	42	0
	04/2020	PEN	4,229		1,255	24	(1)
	04/2020		$378	AUD	572	0	(26)
	04/2020		659	BRL	3,424	0	0
	04/2020		6,446	CAD	9,089	12	0
	04/2020		860	CLP	745,867	12	0
	04/2020		857	COP	2,927,259	0	(137)
	04/2020		194	CZK	4,608	0	(9)
	04/2020		18,603	DKK	128,251	343	0
	04/2020		815	EUR	716	0	(25)
	04/2020		897	JPY	96,400	0	(1)
	04/2020		1,137	MXN	22,371	0	(196)
	04/2020		943	NZD	1,492	0	(53)
	04/2020		208	PEN	707	0	(2)
	04/2020		837	VND	19,472,625	0	(13)
	04/2020		548	ZAR	8,458	0	(76)
	05/2020	CAD	9,089		$6,449	0	(13)
	05/2020	MXN	1,621		82	14	0
	05/2020	PEN	7,708		2,283	40	0
	05/2020		$4,974	CHF	4,785	6	0
	06/2020	CNH	13,389		$1,898	12	0
	06/2020	IDR	3,807,000		270	39	0
	06/2020	KRW	287,995		239	2	0
	06/2020	TWD	3,809		128	1	0
	07/2020	DKK	118,316		17,244	0	(292)
	07/2020	PEN	5,639		1,622	0	(15)
	08/2020		707		207	2	0

DUB	04/2020	BRL	26,823		5,324	162	0
	04/2020	PEN	190		54	0	(1)
	04/2020		$5,160	BRL	26,823	3	0
	05/2020		4,454		22,880	0	(60)

FBF	06/2020		1,424	IDR	19,723,444	0	(229)

GLM	04/2020	BRL	535		$120	17	0
	04/2020	CAD	315		220	0	(4)
	04/2020	CHF	28		29	0	(1)
	04/2020	DKK	131,687		19,677	222	0
	04/2020	EUR	842		910	0	(19)
	04/2020	GBP	1,546	EUR	1,825	94	0
	04/2020	JPY	40,181		$373	0	(1)
	04/2020	MXN	1,175		54	4	0
	04/2020	RUB	56,625		847	125	0
	04/2020	SEK	5,081		527	14	0
	04/2020		$103	BRL	535	0	0
	04/2020		294	CLP	248,826	0	(3)
	04/2020		634	RON	2,729	0	(12)
	04/2020		915	RUB	56,625	0	(193)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	95

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2020	PEN	39		$11	$0	$0
	05/2020	RUB	43,622		541	0	(14)
	06/2020	CLP	2,077,135		2,595	164	0
	06/2020	CNH	5,353		760	6	0
	07/2020	DKK	2,660		390	0	(4)

HUS	04/2020	BRL	6,590		1,462	194	0
	04/2020	JPY	7,700		72	1	0
	04/2020	SEK	3,259		343	13	0
	04/2020		$1,268	BRL	6,591	1	0
	04/2020		449	GBP	381	24	0
	04/2020		334	ILS	1,228	13	0
	04/2020		3,599	INR	264,095	0	(132)
	04/2020		834	JPY	86,200	0	(32)
	04/2020		2,640	NZD	4,217	0	(124)
	04/2020		227	SEK	2,125	0	(12)
	05/2020	JPY	85,800		$798	0	(1)
	06/2020	CNH	76,087		10,862	144	0
	06/2020	IDR	177,799		12	1	0
	06/2020	KRW	522,372		431	1	0
	06/2020	TWD	4,079		135	0	(1)
	06/2020		$1,013	HKD	7,875	2	0

JPM	04/2020	JPY	15,200		$144	2	0
	04/2020	NOK	270		28	2	0
	04/2020		$2,159	CAD	2,898	0	(100)
	04/2020		3,248	EUR	2,908	0	(40)
	04/2020		369	KZT	149,186	0	(38)
	04/2020	ZAR	4,090		$257	28	0
	05/2020	INR	131,141		1,820	99	0
	06/2020	IDR	4,539,370		319	44	0
	06/2020	TWD	8,569		288	1	0
	06/2020		$13	PLN	54	0	0

MYI	04/2020	AUD	3,078		$2,025	131	0
	04/2020	EUR	1,701		1,904	27	0
	04/2020	NOK	3,360		358	35	0
	04/2020	NZD	4,231		2,679	155	0
	04/2020		$5,301	CHF	4,932	0	(177)
	06/2020	IDR	1,406,950		$95	10	0
	06/2020	INR	27,173		373	20	0
	06/2020		$2,413	THB	75,270	0	(119)
	06/2021		32	EUR	25	0	(4)

RBC	04/2020	CAD	512		$371	7	0

RYL	04/2020		$511	SEK	5,275	22	0
	05/2020		1,927	MXN	37,809	0	(341)
	06/2020		724	MYR	3,079	0	(11)

SCX	04/2020	NZD	25		$15	0	0
	04/2020		$279	EUR	250	0	(3)
	05/2020	EUR	36,419		$40,011	0	(206)
	05/2020	RUB	5,996		76	0	0
	06/2020		$5,082	CNH	35,668	0	(58)
	06/2020		915	PLN	3,538	0	(61)
	06/2020		1,086	SGD	1,520	0	(15)
	09/2020	HKD	17,809		$2,266	0	(30)

SOG	04/2020	RUB	2,921		38	0	0
	04/2020		$210	CZK	4,990	0	(9)
	06/2020	RUB	25,719		$330	4	0

SSB	04/2020		$9,471	BRL	41,495	0	(1,485)
	04/2020		3,377	CAD	4,898	104	0
	05/2020	INR	131,367		$1,827	104	0

TOR	04/2020		$224	CAD	300	0	(11)
	04/2020		6,684	JPY	721,325	25	0
	05/2020	JPY	721,325		$6,698	0	(21)

UAG	04/2020	CAD	498		373	19	0
	04/2020	CHF	1,438		1,506	12	0
	04/2020	RUB	8,234		104	0	(1)

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020		$1,850	NOK	17,385	$0	$(178)
	04/2020		2,565	NZD	4,330	19	0
	05/2020	NZD	4,330		$2,564	0	(19)

Total Forward Foreign Currency Contracts						$5,364	$(8,799)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.500	04/16/2020	5,300	$14	$1
	Call - OTC USD versus NOK	NOK	10.500	04/03/2020	2,600	0	17

GLM	Put - OTC EUR versus GBP	GBP	0.833	04/22/2020	3,478	21	2
	Put - OTC EUR versus USD	$	1.085	04/08/2020	2,675	9	6

						$44	$26

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	1,300	$54	$18

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	600	24	8

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	1,300	96	35

GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860	02/26/2021	550	33	32

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.005	06/08/2020	1,200	48	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.984	06/09/2020	600	23	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	1,100	82	28
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	800	31	11

							$ 391	$134

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050	$	73.000	05/06/2020	11,000	$0	$0

Total Purchased Options						$435	$160

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Call - OTC EUR versus CNH	CNH	7.850	04/02/2020	1,760	$(9)	$(4)

GLM	Call - OTC EUR versus RUB	RUB	73.000	04/02/2020	1,632	(16)	(278)
	Call - OTC EUR versus USD	$	1.105	04/08/2020	2,675	(10)	(16)

						$(35)	$(298)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	9,800	$(86)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	97

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	10,800	$(54)	$(4)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,100	(23)	(3)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	10,800	(96)	(10)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/06/2020	14,400	(20)	(160)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/11/2020	14,300	(20)	(159)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780	02/26/2021	1,550	(33)	(33)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	500	(16)	(25)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/28/2020	700	(28)	(35)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	200	(6)	(10)

MYC	Put - OTC 1-Year Interest Rate Swap (2)	3-Month USD-LIBOR	Pay	1.600	06/08/2020	28,800	(48)	0
	Put - OTC 1-Year Interest Rate Swap (2)	3-Month USD-LIBOR	Pay	1.600	06/09/2020	14,400	(23)	0
	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	695,000	(2)	(5)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	9,200	(82)	(8)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	6,800	(31)	(3)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	400	(13)	(20)

							$ (495)	$(475)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor (2)	0.000%	3-Month USD-LIBOR	10/07/2022	6,250	$(6)	$(10)
	Call - OTC 1-Year Interest Rate Floor	0.000	3-Month USD-LIBOR	10/08/2022	3,500	(4)	(5)

						(10)	(15)

Total Written Options						$(626)	$(788)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.159%	$200	$(7)	$3	$0	$(4)

BPS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237	1,500	(37)	0	0	(37)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	700	(13)	(4)	0	(17)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159	700	(24)	11	0	(13)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237	1,800	(45)	0	0	(45)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159	1,200	(42)	19	0	(23)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	1,300	(25)	(6)	0	(31)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159	1,700	(59)	27	0	(32)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237	700	(18)	0	0	(18)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237	900	(22)	0	0	(22)

							$(292)	$50	$0	$(242)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Colombia Government International Bond	1.000%	Quarterly	12/20/2021	1.243%	$	100	$(4)	$4	$0	$0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474		100	(2)	(5)	0	(7)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918		300	(3)	(8)	0	(11)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091		800	3	(42)	0	(39)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241		2,900	(93)	82	0	(11)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617		100	(5)	(3)	0	(8)

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804%	$	1,400	$(21)	$(19)	$0	$(40)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241		1,700	(55)	49	0	(6)
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	3.290		400	(17)	(2)	0	(19)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864		700	(31)	(46)	0	(77)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.563		200	(13)	11	0	(2)

JPM	AP Moller - Maersk	1.000	Quarterly	06/20/2022	1.322	EUR	1,000	(5)	(3)	0	(8)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617	$	200	(11)	(5)	0	(16)

								$(257)	$13	$0	$(244)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	2,800	$	1,932	$0	$(196)	$0	$(196)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.172% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/23/2030	EUR	2,200		2,443	10	(28)	0	(18)

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	2,700		1,863	(10)	(179)	0	(189)

MYI	Floating rate equal to 3-Month EUR-EURIBOR less 0.162% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/18/2030	EUR	1,100		1,228	(5)	(4)	0	(9)

									$(5)	$(407)	$0	$(412)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	0.243%	Annual	03/05/2025	ILS	1,700	$0	$(6)	$0	$(6)

BPS	Receive	3-Month ILS-TELBOR	1.950	Annual	06/20/2028		3,000	(39)	(53)	0	(92)

CBK	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	05/18/2037	THB	29,000	0	227	227	0

HUS	Pay	3-Month CNY-CNREPOFIX	2.630	Quarterly	03/18/2025	CNY	23,500	0	63	63	0

JPM	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029	COP	1,026,400	0	(12)	0	(12)
	Pay	3-Month ILS-TELBOR	1.018	Annual	03/01/2024	ILS	35,600	0	237	237	0

								$(39)	$456	$527	$(110)

Total Swap Agreements								$(593)	$112	$527	$(1,008)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	99

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$830	$36	$0	$866	$(547)	$(4)	$(10)	$(561)	$305	$(450)	$(145)
BPS	610	0	0	610	(1,702)	0	(129)	(1,831)	(1,221)	1,581	360
BRC	542	0	0	542	(776)	0	(75)	(851)	(309)	0	(309)
BSH	0	0	0	0	(851)	0	0	(851)	(851)	925	74
CBK	1,307	0	227	1,534	(1,153)	0	(313)	(1,466)	68	(210)	(142)
DUB	165	8	0	173	(61)	(3)	0	(64)	109	(80)	29
FBF	0	35	0	35	(229)	(10)	0	(239)	(204)	0	(204)
GLM	646	40	0	686	(251)	(706)	(189)	(1,146)	(460)	428	(32)
GST	0	0	0	0	0	0	(205)	(205)	(205)	0	(205)
HUS	394	0	63	457	(302)	(4)	(20)	(326)	131	0	131
JPM	176	0	237	413	(178)	(10)	(58)	(246)	167	0	167
MYC	0	41	0	41	0	(51)	0	(51)	(10)	(263)	(273)
MYI	378	0	0	378	(300)	0	(9)	(309)	69	(280)	(211)
RBC	7	0	0	7	0	0	0	0	7	0	7
RYL	22	0	0	22	(352)	0	0	(352)	(330)	217	(113)
SCX	0	0	0	0	(373)	0	0	(373)	(373)	261	(112)
SOG	4	0	0	4	(9)	0	0	(9)	(5)	0	(5)
SSB	208	0	0	208	(1,485)	0	0	(1,485)	(1,277)	1,117	(160)
TOR	25	0	0	25	(32)	0	0	(32)	(7)	0	(7)
UAG	50	0	0	50	(198)	0	0	(198)	(148)	283	135

Total Over the Counter	$5,364	$160	$527	$6,051	$(8,799)	$(788)	$(1,008)	$(10,595)

(p)

Securities with an aggregate market value of $4,969 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$30	$30
Futures	0	0	0	0	315	315
Swap Agreements	0	307	0	0	445	752

	$0	$307	$0	$0	$790	$1,097

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,364	$0	$5,364
Purchased Options	0	0	0	26	134	160
Swap Agreements	0	0	0	0	527	527

	$0	$0	$0	$5,390	$661	$6,051

	$0	$307	$0	$5,390	$1,451	$7,148

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$665	$665
Swap Agreements	0	14	0	0	588	602

	$0	$14	$0	$0	$1,253	$1,267

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,799	$0	$8,799
Written Options	0	0	0	298	490	788
Swap Agreements	0	486	0	412	110	1,008

	$0	$486	$0	$9,509	$600	$10,595

	$0	$500	$0	$9,509	$1,853	$11,862

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	116	116
Futures	0	0	0	0	(183)	(183)
Swap Agreements	0	(477)	0	0	(1,897)	(2,374)

	$0	$(477)	$0	$0	$(1,967)	$(2,444)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,442	$0	$6,442
Purchased Options	0	0	0	30	409	439
Written Options	0	39	0	240	(30)	249
Swap Agreements	0	25	0	(2,925)	1,030	(1,870)

	$0	$64	$0	$3,787	$1,409	$5,260

	$0	$(413)	$0	$3,787	$(558)	$2,816

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Written Options	0	0	0	0	(2)	(2)
Futures	0	0	0	0	412	412
Swap Agreements	0	895	0	0	(2,880)	(1,985)

	$0	$895	$0	$0	$(2,462)	$(1,567)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	101

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,231)	$0	$(5,231)
Purchased Options	0	0	0	17	(257)	(240)
Written Options	0	(10)	0	(175)	(53)	(238)
Swap Agreements	0	(177)	0	1,882	(34)	1,671

	$0	$(187)	$0	$(3,507)	$(344)	$(4,038)

	$0	$708	$0	$(3,507)	$(2,806)	$(5,605)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$20	$0	$20
Sovereign Issues	0	88	0	88
Australia
Non-Agency Mortgage-Backed Securities	0	630	0	630
Sovereign Issues	0	3,010	0	3,010
Brazil
Corporate Bonds & Notes	0	7,258	0	7,258
Canada
Corporate Bonds & Notes	0	713	0	713
Non-Agency Mortgage-Backed Securities	0	856	0	856
Sovereign Issues	0	2,445	0	2,445
Cayman Islands
Asset-Backed Securities	0	8,383	0	8,383
Corporate Bonds & Notes	0	7,265	0	7,265
Chile
Corporate Bonds & Notes	0	868	0	868
Sovereign Issues	0	1,339	0	1,339
China
Sovereign Issues	0	11,775	0	11,775
Colombia
Corporate Bonds & Notes	0	986	0	986
Sovereign Issues	0	283	0	283
Czech Republic
Sovereign Issues	0	259	0	259
Denmark
Corporate Bonds & Notes	0	18,200	0	18,200
Finland
Sovereign Issues	0	2,787	0	2,787
France
Corporate Bonds & Notes	0	2,949	0	2,949
Sovereign Issues	0	4,123	0	4,123
Germany
Corporate Bonds & Notes	0	4,636	0	4,636
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,946	0	1,946
Hong Kong
Corporate Bonds & Notes	0	535	0	535
India
Corporate Bonds & Notes	0	1,770	0	1,770
Indonesia
Corporate Bonds & Notes	0	202	0	202
Sovereign Issues	0	8,933	0	8,933
Ireland
Asset-Backed Securities	0	1,444	0	1,444
Corporate Bonds & Notes	0	4,357	0	4,357
Israel
Sovereign Issues	0	566	0	566
Italy
Corporate Bonds & Notes	0	5,139	0	5,139
Sovereign Issues	0	11,142	0	11,142

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Japan
Corporate Bonds & Notes	$0	$5,104	$0	$5,104
Sovereign Issues	0	17,596	0	17,596
Kuwait
Sovereign Issues	0	5,003	0	5,003
Luxembourg
Corporate Bonds & Notes	0	3,666	0	3,666
Malaysia
Sovereign Issues	0	509	0	509
Mexico
Sovereign Issues	0	788	0	788
Netherlands
Asset-Backed Securities	0	3,315	0	3,315
Corporate Bonds & Notes	0	1,451	0	1,451
Non-Agency Mortgage-Backed Securities	0	474	0	474
Preferred Securities	0	100	0	100
Norway
Corporate Bonds & Notes	0	428	0	428
Peru
Corporate Bonds & Notes	0	354	0	354
Sovereign Issues	0	5,593	0	5,593
Philippines
Sovereign Issues	0	484	0	484
Qatar
Sovereign Issues	0	4,053	0	4,053
Romania
Sovereign Issues	0	362	0	362
Russia
Sovereign Issues	0	8,954	0	8,954
Saudi Arabia
Corporate Bonds & Notes	0	392	0	392
Sovereign Issues	0	8,493	0	8,493
Singapore
Corporate Bonds & Notes	0	2,356	0	2,356
Sovereign Issues	0	1,119	0	1,119
South Africa
Sovereign Issues	0	536	0	536
South Korea
Sovereign Issues	0	3,278	0	3,278
Spain
Corporate Bonds & Notes	0	205	0	205
Preferred Securities	0	199	0	199
Sovereign Issues	0	12,214	0	12,214
Switzerland
Corporate Bonds & Notes	0	4,461	0	4,461
Turkey
Sovereign Issues	0	981	0	981
United Arab Emirates
Corporate Bonds & Notes	0	597	0	597
Sovereign Issues	0	2,862	0	2,862
United Kingdom
Corporate Bonds & Notes	0	32,561	0	32,561

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Non-Agency Mortgage-Backed Securities	$0	$13,644	$0	$13,644
Preferred Securities	0	221	0	221
Sovereign Issues	0	5,597	0	5,597
United States
Asset-Backed Securities	0	28,126	0	28,126
Corporate Bonds & Notes	0	43,592	0	43,592
Loan Participations and Assignments	0	286	0	286
Municipal Bonds & Notes	0	108	0	108
Non-Agency Mortgage-Backed Securities	0	13,792	0	13,792
Preferred Securities	0	1,105	0	1,105
U.S. Government Agencies	0	175,524	0	175,524
U.S. Government Agencies	0	0	0	0
U.S. Treasury Obligations	0	32,261	0	32,261
Short-Term Instruments
Repurchase Agreements	0	5,428	0	5,428
Argentina Treasury Bills	0	21	0	21
South Africa Treasury Bills	0	462	0	462
U.S. Treasury Bills	0	4,768	0	4,768

	$0	$568,330	$0	$568,330

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$295	$0	$0	$295

Total Investments	$295	$568,330	$0	$568,625

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(2,024)	$0	$(2,024)
Spain
Sovereign Issues	0	(2,611)	0	(2,611)
United Kingdom
Sovereign Issues	0	(3,232)	0	(3,232)
United States
U.S. Government Agencies	0	(316)	0	(316)

	$0	$(8,183)	$0	$(8,183)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	337	751	0	1,088
Over the counter	0	6,051	0	6,051

	$337	$6,802	$0	$7,139

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(665)	(602)	0	(1,267)
Over the counter	0	(10,595)	0	(10,595)

	$(665)	$(11,197)	$0	$(11,862)

Total Financial Derivative Instruments	$(328)	$(4,395)	$0	$(4,723)

Totals	$(33)	$555,752	$0	$555,719

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	103

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.7%

ARGENTINA 0.1%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	2,250	$26

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		5,220	40
38.039% (ARLLMONP) due 06/21/2020 ~		10,500	76

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		910	8

Provincia de Buenos Aires
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~		840	5

			129

Total Argentina (Cost $800)			155

AUSTRALIA 2.2%

CORPORATE BONDS & NOTES 0.7%

Lendlease Finance Ltd.
6.000% due 05/13/2020	AUD	900	556

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023		$700	739

			1,295

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Liberty Funding Pty. Ltd.
1.859% due 01/25/2049 •	AUD	255	157

RESIMAC Bastille Trust
2.307% due 09/05/2057 •		$425	422

			579

SOVEREIGN ISSUES 1.2%

New South Wales Treasury Corp.
2.000% due 03/20/2031	AUD	300	191
3.000% due 02/20/2030		300	212

Northern Territory Treasury Corp.
2.000% due 04/21/2031		300	186

Queensland Treasury Corp.
1.750% due 08/21/2031		200	125
3.500% due 08/21/2030		600	441

South Australia Government Financing Authority
2.750% due 05/24/2030		500	342

Treasury Corp. of Victoria
1.500% due 11/20/2030		800	493
2.500% due 10/22/2029		100	67
4.250% due 12/20/2032		400	320

Western Australia Treasury Corp.
2.750% due 07/24/2029		100	69

			2,446

Total Australia (Cost $4,627)			4,320

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.6%

Petrobras Global Finance BV
5.093% due 01/15/2030		$812	744
7.250% due 03/17/2044		530	541

Total Brazil (Cost $1,389)			1,285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 1.5%

CORPORATE BONDS & NOTES 0.7%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$185	$178

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		300	297
2.195% (US0003M + 0.500%) due 02/18/2022 ~		600	558

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	400	428

			1,461

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Canadian Mortgage Pools
1.843% (CDOR01 + 0.100%) due 06/01/2020 ~	CAD	297	211
2.043% (CDOR01 + 0.300%) due 07/01/2020 ~		852	605
2.043% (CDOR01 + 0.300%) due 08/01/2020 ~		285	203

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		237	169

			1,188

SOVEREIGN ISSUES 0.2%

Canada Government Real Return Bond
1.500% due 12/01/2044		473	420

Total Canada (Cost $3,291)			3,069

CAYMAN ISLANDS 4.4%

ASSET-BACKED SECURITIES 2.4%

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		$200	194

Figueroa CLO Ltd.
2.731% due 01/15/2027 •		356	355

Flagship CLO Ltd.
2.693% due 01/16/2026 •		459	453

LCM LP
2.859% due 10/20/2027 •		700	677

Palmer Square Loan Funding Ltd.
2.592% due 11/15/2026 •		458	447

Sound Point CLO Ltd.
2.709% due 01/20/2028 •		800	778

THL Credit Wind River CLO Ltd.
2.711% due 01/15/2026 •		411	410

Tralee CLO Ltd.
2.929% due 10/20/2028 •		700	674

Venture CDO Ltd.
2.711% due 04/15/2027 •		200	195

Zais CLO Ltd.
2.981% due 04/15/2028 •		700	683

			4,866

CORPORATE BONDS & NOTES 2.0%

Ambac LSNI LLC
6.450% due 02/12/2023 •		1	1

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		1,200	1,086

QNB Finance Ltd.
2.988% (US0003M + 1.350%) due 05/31/2021 ~		2,200	2,113

Sands China Ltd.
4.600% due 08/08/2023		300	309
5.125% due 08/08/2025		200	190
5.400% due 08/08/2028		200	189

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunac China Holdings Ltd.
7.875% due 02/15/2022		$200	$192

			4,080

Total Cayman Islands (Cost $9,350)			8,946

CHINA 6.1%

CORPORATE BONDS & NOTES 0.2%

Industrial & Commercial Bank of China Ltd.
1.945% (US0003M + 0.750%) due 12/21/2021 ~		$300	301

SOVEREIGN ISSUES 5.9%

China Development Bank
3.050% due 08/25/2026	CNY	5,400	762
3.680% due 02/26/2026		26,600	3,898
3.800% due 01/25/2036		2,000	292
4.040% due 04/10/2027		17,000	2,536
4.150% due 10/26/2025		3,400	511
4.240% due 08/24/2027		24,700	3,734

China Government Bond
2.740% due 08/04/2026		1,000	141

			11,874

Total China (Cost $11,960)			12,175

DENMARK 5.0%

CORPORATE BONDS & NOTES 5.0%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	20,451	2,889
1.500% due 10/01/2050		2,386	350

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		4,600	650
1.500% due 10/01/2050		867	127
2.000% due 10/01/2050		3,117	472

Nykredit Realkredit A/S
1.000% due 10/01/2050		27,326	3,882
1.500% due 10/01/2050		10,161	1,495
2.500% due 10/01/2036		58	9
2.500% due 10/01/2047		10	2

Realkredit Danmark A/S
2.500% due 04/01/2036		62	10
2.500% due 07/01/2047		24	4

Total Denmark (Cost $10,258)			9,890

FINLAND 0.7%

SOVEREIGN ISSUES 0.7%

Finland Government Bond
0.500% due 04/15/2026 (k)	EUR	900	1,038
0.875% due 09/15/2025 (k)		300	352

Total Finland (Cost $1,396)			1,390

FRANCE 7.4%

CORPORATE BONDS & NOTES 0.2%

Societe Generale S.A.
6.750% due 04/07/2021 •(g)(h)	EUR	400	424

SOVEREIGN ISSUES 7.2%

France Government International Bond
2.000% due 05/25/2048 (k)		6,300	9,156
3.250% due 05/25/2045 (k)		3,000	5,279

			14,435

Total France (Cost $11,427)			14,859

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 2.0%

CORPORATE BONDS & NOTES 2.0%

Deutsche Bank AG
2.625% due 02/12/2026	EUR	200	$200
3.961% due 11/26/2025 •		$600	556
4.250% due 10/14/2021		1,700	1,618

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		500	387

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	1,500	1,043

Volkswagen Financial Services AG
0.750% due 10/14/2021	EUR	200	218

Total Germany (Cost $4,531)			4,022

GUERNSEY, CHANNEL ISLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,200	1,229

Total Guernsey, Channel Islands (Cost $1,198)			1,229

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$200	213

Total Hong Kong (Cost $199)			213

INDIA 0.2%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$300	233

SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
2.395% (US0003M + 1.020%) due 03/28/2022 ~(i)		300	291

Total India (Cost $602)			524

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$200	201

Total Indonesia (Cost $199)			201

IRELAND 1.4%

ASSET-BACKED SECURITIES 1.1%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	250	267

Dorchester Park CLO DAC
2.719% due 04/20/2028 •		$800	783

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	400	412

Toro European CLO DAC
0.900% due 10/15/2030 •		700	749

			2,211

CORPORATE BONDS & NOTES 0.3%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$700	679

Total Ireland (Cost $3,054)			2,890

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.3%

SOVEREIGN ISSUES 0.3%

Israel Government International Bond
3.250% due 01/17/2028		$300	$319
4.125% due 01/17/2048		200	215

Total Israel (Cost $497)			534

ITALY 3.5%

CORPORATE BONDS & NOTES 1.1%

Banca Carige SpA
1.085% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	700	764
1.314% (EUR003M + 1.700%) due 10/25/2021 ~		700	779

UniCredit SpA
7.830% due 12/04/2023		$600	641

			2,184

SOVEREIGN ISSUES 2.4%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024 (k)	EUR	1,300	1,471
2.100% due 07/15/2026 (k)		1,200	1,402

Italy Government International Bond
6.000% due 08/04/2028 (k)	GBP	1,200	1,846

			4,719

Total Italy (Cost $6,810)			6,903

JAPAN 4.9%

CORPORATE BONDS & NOTES 1.6%

Central Nippon Expressway Co. Ltd.
2.291% (US0003M + 0.540%) due 08/04/2020 ~		$1,200	1,192
2.849% due 03/03/2022		800	804

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		288	288

Mizuho Financial Group, Inc.
2.309% (US0003M + 0.630%) due 05/25/2024 ~		600	545

ORIX Corp.
3.250% due 12/04/2024		100	105

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	220

			3,154

SOVEREIGN ISSUES 3.3%

Japan Government International Bond
0.100% due 03/10/2028	JPY	222,983	2,073
0.500% due 03/20/2049		200,000	1,901
0.700% due 12/20/2048 (k)		90,000	899
1.400% due 09/20/2034 (k)		160,000	1,729

			6,602

Total Japan (Cost $9,329)			9,756

KUWAIT 0.8%

SOVEREIGN ISSUES 0.8%

Kuwait International Government Bond
2.750% due 03/20/2022		$200	202
3.500% due 03/20/2027		1,400	1,459

Total Kuwait (Cost $1,589)			1,661

LITHUANIA 0.3%

SOVEREIGN ISSUES 0.3%

Lithuania Government International Bond
6.125% due 03/09/2021		$500	518

Total Lithuania (Cost $512)			518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.9%

CORPORATE BONDS & NOTES 0.9%

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	1,072	$1,147

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$300	298
5.250% due 05/23/2023 (h)		300	298

Total Luxembourg (Cost $1,868)			1,743

MULTINATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%

Preferred Term Securities Ltd.
1.241% (US0003M + 0.500%) due 03/23/2035 ~		$951	866

Total Multinational (Cost $722)			866

NETHERLANDS 2.3%

ASSET-BACKED SECURITIES 0.8%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	250	267

Babson Euro CLO BV
0.434% due 10/25/2029 •		600	653

Dryden Euro CLO BV
0.880% due 01/15/2030 •		600	636

			1,556

CORPORATE BONDS & NOTES 1.4%

Cooperatieve Rabobank UA
2.092% (US0003M + 0.860%) due 09/26/2023 ~		$600	557
3.875% due 09/26/2023		800	824
6.625% due 06/29/2021 •(g)(h)	EUR	400	424

Enel Finance International NV
2.650% due 09/10/2024		$300	287

JT International Financial Services BV
3.500% due 09/28/2023		500	522

Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	212

			2,826

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		100,000	100

Total Netherlands (Cost $4,713)			4,482

		PRINCIPAL AMOUNT (000S)
PERU 1.7%

SOVEREIGN ISSUES 1.7%

Peru Government International Bond
5.350% due 08/12/2040	PEN	300	83
5.940% due 02/12/2029		5,100	1,591
6.350% due 08/12/2028		5,200	1,681

Total Peru (Cost $3,209)			3,355

QATAR 1.6%

SOVEREIGN ISSUES 1.6%

Qatar Government International Bond
3.375% due 03/14/2024		$300	306
4.000% due 03/14/2029		1,200	1,288
4.500% due 04/23/2028		1,200	1,318
4.817% due 03/14/2049		200	237

Total Qatar (Cost $2,903)			3,149

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	105

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 1.2%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$200	$196

SOVEREIGN ISSUES 1.1%

Saudi Government International Bond
3.250% due 10/26/2026		500	501
4.000% due 04/17/2025		1,500	1,563
4.375% due 04/16/2029		200	216

			2,280

Total Saudi Arabia (Cost $2,429)			2,476

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
3.500% due 09/18/2027		$300	304

DBS Bank Ltd.
3.300% due 11/27/2021		200	207

Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~		400	398

Total Singapore (Cost $900)			909

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,584	1,786

Total Slovenia (Cost $1,599)			1,786

		SHARES
SPAIN 6.5%

PREFERRED SECURITIES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		400,000	432

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 6.3%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	100	136
4.900% due 09/15/2021		150	176

Spain Government International Bond
0.250% due 07/30/2024 (k)		100	111
0.600% due 10/31/2029 (k)		3,900	4,292
1.400% due 07/30/2028 (k)		2,900	3,423
1.450% due 04/30/2029 (k)		3,700	4,389

			12,527

Total Spain (Cost $13,152)			12,959

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.1%

Credit Suisse AG
2.100% due 11/12/2021		$350	349
6.500% due 08/08/2023 (h)		1,000	1,022

UBS AG
5.125% due 05/15/2024 (h)		200	202
7.625% due 08/17/2022 (h)		600	618

Total Switzerland (Cost $2,251)			2,191

UNITED ARAB EMIRATES 1.2%

CORPORATE BONDS & NOTES 0.2%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$400	398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.0%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$1,900	$1,942

Total United Arab Emirates (Cost $2,244)			2,340

UNITED KINGDOM 15.3%

CORPORATE BONDS & NOTES 10.5%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$2,000	2,047
10.000% due 05/21/2021	GBP	200	264

Barclays PLC
3.459% (US0003M + 1.625%) due 01/10/2023 ~		$600	577
3.844% (US0003M + 2.110%) due 08/10/2021 ~		1,400	1,352
4.972% due 05/16/2029 •		500	540
8.000% due 06/15/2024 •(g)(h)		200	186

British Telecommunications PLC
9.625% due 12/15/2030		400	617

Clydesdale Bank PLC
2.250% due 04/21/2020	GBP	800	993

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ		100	121

FCE Bank PLC
1.660% due 02/11/2021	EUR	100	103

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,000	1,283

HSBC Holdings PLC
3.803% due 03/11/2025 •		$600	626
3.973% due 05/22/2030 •		400	412
4.041% due 03/13/2028 •		200	204
4.583% due 06/19/2029 •		400	427

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	300	355

Lloyds Bank PLC
4.875% due 03/30/2027		500	781

Lloyds Banking Group PLC
3.900% due 03/12/2024		$400	406
4.050% due 08/16/2023		200	208
4.650% due 03/24/2026		500	516
7.625% due 06/27/2023 •(g)(h)	GBP	200	211

Nationwide Building Society
2.000% due 01/27/2023		$400	392
3.766% due 03/08/2024 •		300	292

Reckitt Benckiser Treasury Services PLC
1.764% (US0003M + 0.560%) due 06/24/2022 ~		500	482

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		600	544
3.875% due 09/12/2023		300	304
4.519% due 06/25/2024 •		300	302
5.076% due 01/27/2030 •		700	762
7.500% due 08/10/2020 •(g)(h)		1,300	1,199

Santander UK Group Holdings PLC
2.875% due 08/05/2021		2,700	2,659
6.750% due 06/24/2024 •(g)(h)	GBP	500	505
7.375% due 06/24/2022 •(g)(h)		300	308

Tesco Property Finance PLC
5.411% due 07/13/2044		285	432

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		400	476

			20,886

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.7%

Durham Mortgages B PLC
1.351% due 03/31/2054 •		412	507

Eurosail PLC
1.456% due 06/13/2045 •		847	1,038

Hawksmoor Mortgages
1.761% due 05/25/2053 •		832	1,017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lanark Master Issuer PLC
1.555% due 12/22/2069 •	$410	$508

Residential Mortgage Securities PLC
1.487% due 12/20/2046 •	405	488
1.737% due 09/20/2065 •	410	507

Ripon Mortgages PLC
1.551% due 08/20/2056 •	1,623	1,978

Stanlington PLC
1.460% due 06/12/2046 •	796	982

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	968	1,177

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	670	809

Uropa Securities PLC
0.734% due 06/10/2059 •	227	269
0.884% due 06/10/2059 •	55	64
1.084% due 06/10/2059 •	43	48
1.284% due 06/10/2059 •	46	48

		9,440

	SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~	1,110	181

Total United Kingdom (Cost $31,881)		30,507

	PRINCIPAL AMOUNT (000S)
UNITED STATES 86.7%

ASSET-BACKED SECURITIES 6.1%

Amortizing Residential Collateral Trust
1.647% due 10/25/2031 •	12	11

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.887% due 06/25/2029 •	48	39

Bear Stearns Asset-Backed Securities Trust
1.607% due 10/25/2032 •	4	4
1.747% due 10/27/2032 •	19	18

Citigroup Global Markets Mortgage Securities, Inc.
2.297% due 01/25/2032 •	31	30

Countrywide Asset-Backed Certificates
1.287% due 12/25/2036 ^•	28	16

Countrywide Asset-Backed Certificates Trust
1.687% due 08/25/2047 •	148	133
4.693% due 10/25/2035 ~	12	12

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •	11	9

First Franklin Mortgage Loan Trust
1.062% due 07/25/2036 •	598	514

GSAMP Trust
1.592% due 11/25/2035 ^•	3,115	2,112

Home Equity Mortgage Loan Asset-Backed Trust
1.067% due 04/25/2037 •	2,465	1,696

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	395	216

Morgan Stanley ABS Capital, Inc. Trust
1.057% due 03/25/2037 •	1,685	780
1.072% due 07/25/2036 •	94	76

Morgan Stanley Home Equity Loan Trust
1.297% due 04/25/2037 •	276	153

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ	727	374

Residential Asset Mortgage Products Trust
2.187% due 06/25/2032 •	10	9

SG Mortgage Securities Trust
1.097% due 10/25/2036 •	2,900	2,478

Soundview Home Loan Trust
1.197% due 11/25/2036 •	700	569

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$2,248	$2,202

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		700	715

			12,166

CORPORATE BONDS & NOTES 14.0%

Allergan Sales LLC
5.000% due 12/15/2021		200	207

Ally Financial, Inc.
3.875% due 05/21/2024		700	634

American Honda Finance Corp.
2.142% (US0003M + 0.450%) due 02/15/2022 ~		100	96

American Tower Corp.
1.950% due 05/22/2026	EUR	100	113
3.450% due 09/15/2021		$500	503

AT&T, Inc.
1.800% due 09/05/2026	EUR	800	892
1.964% (US0003M + 1.180%) due 06/12/2024 ~		$500	465
2.330% (US0003M + 0.750%) due 06/01/2021 ~		500	486
2.781% (US0003M + 0.950%) due 07/15/2021 ~		1,400	1,376

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~		400	371
1.846% (US0003M + 0.630%) due 06/25/2021 ~		200	194
3.500% due 06/25/2021		300	301
4.250% due 12/15/2025		200	208

BP Capital Markets America, Inc.
3.790% due 02/06/2024		400	415

British Airways Pass-Through Trust
3.300% due 06/15/2034		200	191
3.350% due 12/15/2030		100	95

Campbell Soup Co.
3.300% due 03/15/2021		200	200
3.650% due 03/15/2023		58	59

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	102

Charter Communications Operating LLC
4.464% due 07/23/2022		600	620

Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~		105	104

Continental Resources, Inc.
4.375% due 01/15/2028		200	93

CVS Health Corp.
3.350% due 03/09/2021		54	54
3.700% due 03/09/2023		300	313

Daimler Finance North America LLC
2.300% due 02/12/2021		400	390
2.592% (US0003M + 0.900%) due 02/15/2022 ~		700	649

Dell International LLC
4.420% due 06/15/2021		200	202

Diamondback Energy, Inc.
2.875% due 12/01/2024		600	420

DISH DBS Corp.
5.125% due 05/01/2020		600	597

Duke Energy Corp.
2.204% (US0003M + 0.500%) due 05/14/2021 ~		400	396

EMC Corp.
2.650% due 06/01/2020		30	30

Emera U.S. Finance LP
2.700% due 06/15/2021		300	304

EPR Properties
4.500% due 06/01/2027		500	449

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	220

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fiserv, Inc.
3.200% due 07/01/2026		$600	$619

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	1,000	972
0.017% due 05/14/2021 •		300	311

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~		$200	196

General Mills, Inc.
2.383% (US0003M + 0.540%) due 04/16/2021 ~		100	97

General Motors Financial Co., Inc.
0.177% due 03/26/2022 •	EUR	100	104
2.728% (US0003M + 0.850%) due 04/09/2021 ~		$100	90
3.550% due 07/08/2022		100	92

GLP Capital LP
5.300% due 01/15/2029		500	431

Huntsman International LLC
5.125% due 11/15/2022		300	308

Hyundai Capital America
2.850% due 11/01/2022		600	587

Kilroy Realty LP
3.450% due 12/15/2024		100	98

Kinder Morgan, Inc.
5.000% due 02/15/2021		600	597

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		600	568
4.875% due 02/15/2025		547	548

Micron Technology, Inc.
4.185% due 02/15/2027		300	304

MPLX LP
1.899% (US0003M + 0.900%) due 09/09/2021 ~		300	284

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	400	486

MUFG Union Bank N.A.
0.816% (SOFRRATE + 0.710%) due 12/09/2022 ~		$600	571

San Diego Gas & Electric Co.
3.600% due 09/01/2023		200	211

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~		300	296

Southern Co.
2.950% due 07/01/2023		1,000	1,008

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	101

Spectra Energy Partners LP
2.014% (US0003M + 0.700%) due 06/05/2020 ~		100	99

Spirit AeroSystems, Inc.
1.541% (US0003M + 0.800%) due 06/15/2021 ~		100	95
3.950% due 06/15/2023		100	87

Spirit Realty LP
4.000% due 07/15/2029		300	294

Springleaf Finance Corp.
8.250% due 12/15/2020		1,000	1,007

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		200	206

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~		500	500

Verizon Communications, Inc.
4.329% due 09/21/2028		693	800

Volkswagen Group of America Finance LLC
2.477% (US0003M + 0.770%) due 11/13/2020 ~		300	296
2.653% (US0003M + 0.940%) due 11/12/2021 ~		300	294
3.875% due 11/13/2020		200	199
4.000% due 11/12/2021		200	198

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
3.007% (US0003M + 1.230%) due 10/31/2023 ~	$1,900	$1,814

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	800	801
3.550% due 04/01/2025	600	605

		27,923

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~	308	286

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~	1,252	1,210

		1,496

MUNICIPAL BONDS & NOTES 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	500	591

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.5%

Adjustable Rate Mortgage Trust
4.402% due 09/25/2035 ^~	30	26

American Home Mortgage Assets Trust
1.137% due 05/25/2046 ^•	638	485

American Home Mortgage Investment Trust
3.322% due 10/25/2034 •	2	2

Banc of America Funding Trust
4.184% due 01/20/2047 ^~	42	36
4.365% due 02/20/2036 ~	234	202

Banc of America Mortgage Trust
4.384% due 05/25/2035 ^~	232	207

BCAP LLC Trust
2.793% due 01/26/2047 •	118	101
3.777% due 02/26/2036 ~	12	11
5.250% due 04/26/2037	198	148

Bear Stearns Adjustable Rate Mortgage Trust
3.120% due 05/25/2034 ~	28	22
3.995% due 02/25/2034 ~	3	3
4.093% due 05/25/2047 ^~	145	127
4.149% due 10/25/2033 ~	17	15
4.220% due 08/25/2033 ~	3	3
4.364% due 11/25/2034 ~	31	27
4.459% due 05/25/2034 ~	52	45
4.865% due 08/25/2033 ~	24	23

Bear Stearns ALT-A Trust
3.958% due 09/25/2035 ^~	309	230
3.965% due 11/25/2036 ^~	141	112

Bear Stearns Structured Products, Inc. Trust
3.726% due 01/26/2036 ^~	488	393

Chase Mortgage Finance Trust
3.896% due 07/25/2037 ~	32	26
4.363% due 02/25/2037 ~	58	54

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	21	19

Citigroup Global Markets Mortgage Securities, Inc.
1.447% due 05/25/2032 •	5	5

Citigroup Mortgage Loan Trust
4.128% due 09/25/2037 ^~	571	504
4.440% due 08/25/2035 ~	37	33

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.664% due 09/25/2035 ^~	543	436

Countrywide Alternative Loan Trust
0.000% due 11/25/2035 •	202	170
1.137% due 09/25/2046 ^•	540	456
1.157% due 07/25/2046 ^•	28	22
1.277% due 09/25/2035 •	614	424
1.297% due 05/25/2037 ^•	183	64
3.832% due 02/25/2037 ^~	232	200

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	107

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 06/25/2035 ^	$57	$50
6.000% due 01/25/2037 ^	379	278
6.250% due 12/25/2036	1,077	683
6.250% due 08/25/2037 ^	94	70

Countrywide Home Loan Mortgage Pass-Through Trust
1.587% due 03/25/2035 •	679	535
1.607% due 02/25/2035 •	123	106
1.707% due 09/25/2034 •	6	5
3.562% due 11/25/2035 ^~	10	8
3.785% due 08/25/2034 ^~	8	7
3.826% due 11/25/2034 ~	55	50
4.120% due 04/20/2035 ~	8	7

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	9	9

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~	8	7

DBUBS Mortgage Trust
0.302% due 11/10/2046 ~(a)	4,700	8
0.687% due 11/10/2046 ~(a)	2,118	3

First Horizon Mortgage Pass-Through Trust
4.622% due 08/25/2035 ~	41	32

GreenPoint Mortgage Funding Trust
1.127% due 01/25/2037 •	158	126
1.147% due 10/25/2046 ^•	862	658
1.157% due 04/25/2036 •	199	175

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.286% due 10/25/2033 ~	4	4

GS Mortgage Securities Trust
1.942% due 11/10/2045 ~(a)	4,022	166

GSR Mortgage Loan Trust
2.930% due 03/25/2033 •	22	20
4.098% due 09/25/2035 ~	25	23

HarborView Mortgage Loan Trust
0.930% due 07/19/2046 ^•	766	436
0.940% due 09/19/2037 •	296	242
2.816% due 12/19/2036 ^•	320	264
4.293% due 07/19/2035 ^~	20	17

IndyMac Mortgage Loan Trust
1.137% due 09/25/2046 •	701	554
1.147% due 11/25/2046 •	819	662
3.854% due 12/25/2034 ~	19	17

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	3	2

JPMorgan Chase Commercial Mortgage Securities Trust
0.975% due 12/15/2047 ~(a)	11,722	265

JPMorgan Mortgage Trust
3.659% due 11/25/2033 ~	17	17
3.923% due 11/25/2035 ^~	24	20

Luminent Mortgage Trust
1.117% due 12/25/2036 •	1,119	1,010

MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•	154	12

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.145% due 12/15/2030 •	89	82

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •	25	24
3.747% due 02/25/2033 ~	29	25

Morgan Stanley Bank of America Merrill Lynch Trust
1.051% due 05/15/2046 ~(a)	10,180	265

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	590	595

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	663	664

OBX Trust
1.597% due 06/25/2057 •	85	81

Residential Accredit Loans, Inc. Trust
1.097% due 02/25/2047 •	361	165

Residential Asset Securitization Trust
6.500% due 08/25/2036 ^	454	202

Residential Funding Mortgage Securities, Inc. Trust
4.226% due 09/25/2035 ^~	56	40
6.500% due 03/25/2032	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
1.100% due 10/19/2026 •	$36	$33
1.123% due 07/20/2033 •	132	113
4.587% due 04/20/2035 ~	288	278

Structured Adjustable Rate Mortgage Loan Trust
3.872% due 02/25/2034 ~	29	26
4.087% due 09/25/2034 ~	19	17
4.111% due 04/25/2034 ~	53	48

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •	412	344
1.137% due 07/25/2046 ^•	161	113
1.157% due 05/25/2036 •	263	218
1.330% due 07/19/2034 •	29	26

Structured Asset Securities Corp.
1.227% due 01/25/2036 •	121	101

Structured Asset Securities Corp. Mortgage Loan Trust
1.237% due 10/25/2036 •	287	226

Thornburg Mortgage Securities Trust
2.137% due 06/25/2037 •	466	366
2.187% due 06/25/2047 ^•	298	241

UBS-Barclays Commercial Mortgage Trust
1.620% due 12/10/2045 ~(a)	11,290	362

UBS-Citigroup Commercial Mortgage Trust
2.154% due 01/10/2045 ~(a)	2,982	67

WaMu Mortgage Pass-Through Certificates Trust
1.257% due 01/25/2045 •	116	104
2.207% due 07/25/2045 •	216	184
2.484% due 09/25/2046 •	1,073	936
2.484% due 10/25/2046 •	34	27
2.484% due 11/25/2046 •	327	273
3.533% due 03/25/2033 ~	128	116
3.624% due 03/25/2035 ~	91	85
3.812% due 09/25/2036 ~	81	67
3.838% due 03/25/2034 ~	77	71
3.843% due 08/25/2046 ^~	469	384
3.950% due 04/25/2035 ~	420	380
4.400% due 08/25/2034 ~	137	127
4.645% due 06/25/2033 ~	16	14

Washington Mutual Mortgage Pass-Through Certificates Trust
2.906% due 07/25/2046 ^•	193	120

Wells Fargo-RBS Commercial Mortgage Trust
1.185% due 03/15/2045 ~(a)	9,757	271

		19,064

	SHARES
PREFERRED SECURITIES 0.4%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	300,000	298

Bank of America Corp.
5.875% due 03/15/2028 •(g)	500,000	507

		805

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 48.1%

Fannie Mae
1.347% due 06/25/2036 •	29	29
1.447% due 10/25/2040 •	86	86
3.490% due 12/01/2020	820	828
3.500% due 01/01/2059	847	916
3.516% due 12/01/2034 •	44	44
3.991% due 11/01/2023 •	1	1
4.349% due 11/01/2034 •	356	363
4.428% due 05/01/2035 •	28	29
4.746% due 03/01/2024 •	1	2
6.500% due 11/01/2036	64	67

Fannie Mae, TBA
3.000% due 06/01/2040	21,700	22,677

Freddie Mac
0.817% due 09/25/2022 ~(a)	4,681	82
0.974% due 11/25/2022 ~(a)	5,558	116
1.305% due 12/15/2037 - 07/15/2040 •	370	370

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.005% due 01/15/2038 •		$425	$422
2.441% due 01/15/2038 ~(a)		425	27
3.166% due 10/25/2044 •		788	776
3.824% due 04/01/2037 •		9	9
4.222% due 05/01/2023 •		3	3
4.401% due 02/01/2029 •		20	20
6.000% due 12/15/2024		14	15

Ginnie Mae
3.125% (H15T1Y + 1.500%) due 12/20/2023 - 12/20/2025 ~		5	4
3.125% due 11/20/2026 - 12/20/2026 •		5	6
3.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~		15	15
3.875% (H15T1Y + 1.500%) due 05/20/2022 - 06/20/2023 ~		5	4
3.875% due 05/20/2028 - 05/20/2030 •		24	24
4.000% (H15T1Y + 1.500%) due 02/20/2024 ~		17	17
4.000% due 01/20/2030 •		10	11

Uniform Mortgage-Backed Security
3.000% due 10/01/2049		593	628
3.500% due 10/01/2034 - 05/01/2049		374	399
4.500% due 08/01/2023 - 06/01/2044		317	344

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050		24,100	24,874
3.500% due 05/01/2035 - 05/01/2050		12,800	13,534
4.000% due 04/01/2050		25,900	27,656
4.500% due 05/01/2050		1,600	1,721

			96,119

U.S. TREASURY OBLIGATIONS 7.5%

U.S. Treasury Inflation Protected Securities (f)
0.375% due 07/15/2025 (o)		337	344
0.500% due 01/15/2028 (k)(o)		4,915	5,126
0.625% due 04/15/2023 (o)		312	314
0.625% due 01/15/2026 (o)		293	303
1.375% due 02/15/2044 (o)		332	426
2.500% due 01/15/2029 (m)(o)		901	1,107

U.S. Treasury Notes
2.625% due 06/15/2021 (o)		200	206
2.875% due 04/30/2025 (k)(o)		6,400	7,194

			15,020

Total United States (Cost $172,821)			173,184

SHORT-TERM INSTRUMENTS 3.2%

REPURCHASE AGREEMENTS (j) 0.8%
			1,628

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	1,122	11
36.751% due 04/03/2020 ~		550	6
53.823% due 05/13/2020 (d)(e)		430	3

			20

U.S. TREASURY BILLS 2.4%
0.156% due 04/07/2020 - 06/18/2020 (c)(d)(o)		$4,799	4,798

Total Short-Term Instruments (Cost $6,515)			6,446

Total Investments in Securities (Cost $330,225)			330,933

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short Asset Portfolio	18,198	$177

PIMCO Short-Term Floating NAV Portfolio III	1,040	10

Total Short-Term Instruments (Cost $191)		187

Total Investments in Affiliates (Cost $191)		187

Total Investments 165.8% (Cost $330,416)		$331,120

Financial Derivative Instruments (l)(n) (3.5)% (Cost or Premiums, net $(140))		(6,892)

Other Assets and Liabilities, net (62.3)%		(124,561)

Net Assets 100.0%		$199,667

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of India	2.395%	03/28/2022	12/19/2019	$ 298	$291	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.730%	01/22/2020	01/20/2022	GBP	1,031	United Kingdom Gilt 1.750% due 01/22/2049	$(1,386)	$1,280	$1,282
FICC	0.000	03/31/2020	04/01/2020	$	348	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	(357)	348	348

Total Repurchase Agreements							$(1,743)	$1,628	$1,630

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	109

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.470)%	02/27/2020	05/27/2020	EUR	(3,969)	$(4,376)
	(0.450)	02/27/2020	05/27/2020		(7,714)	(8,504)
	(0.440)	02/27/2020	05/27/2020		(3,248)	(3,581)
	(0.430)	02/27/2020	05/27/2020		(8,037)	(8,861)
	(0.390)	02/27/2020	05/27/2020		(2,691)	(2,967)
CIB	1.770	02/06/2020	04/03/2020	$	(5,043)	(5,056)
GRE	1.020	03/12/2020	04/13/2020		(5,158)	(5,161)
IND	(0.420)	02/27/2020	05/27/2020	EUR	(1,274)	(1,404)
	(0.380)	02/27/2020	05/27/2020		(532)	(587)
	0.930	02/27/2020	05/13/2020	GBP	(1,590)	(1,976)
JML	(0.350)	03/18/2020	08/20/2020	EUR	(1,384)	(1,527)
	(0.300)	03/18/2020	08/20/2020		(301)	(332)
RCY	0.940	03/11/2020	04/09/2020	$	(1,061)	(1,061)

Total Reverse Repurchase Agreements						$(45,393)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.5)%
Sovereign Issues (0.5)%
Canada Government Bond	2.750%	12/01/2048	CAD	1,100	$(1,122)	$(1,063)

United Kingdom (0.7)%
Sovereign Issues (0.7)%
United Kingdom Gilt	1.750%	01/22/2049	GBP	900	(1,305)	(1,385)

Total Short Sales (1.2)%					$(2,427)	$(2,448)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$1,282	$(28,289)	$0	$0	$(27,007)	$27,511	$504
CIB	0	(5,056)	0	0	(5,056)	5,149	93
FICC	348	0	0	0	348	(357)	(9)
GRE	0	(5,161)	0	0	(5,161)	5,171	10
IND	0	(3,967)	0	0	(3,967)	4,001	34
JML	0	(1,859)	0	0	(1,859)	1,857	(2)
RCY	0	(1,061)	0	0	(1,061)	1,062	1

Master Securities Forward Transaction Agreement
RYL	0	0	0	(1,385)	(1,385)	0	(1,385)
TDM	0	0	0	(1,063)	(1,063)	0	(1,063)

Total Borrowings and Other Financing Transactions	$1,630	$(45,393)	$0	$(2,448)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(32,256)	$(1,859)	$(34,115)
U.S. Treasury Obligations	0	(11,278)	0	0	(11,278)

Total Borrowings	$0	$(11,278)	$(32,256)	$(1,859)	$(45,393)

Payable for reverse repurchase agreements					$(45,393)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

(k)	Securities with an aggregate market value of $45,774 and cash of $362 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(37,213) at a weighted average interest rate of 0.344%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $19 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$	105.000	05/22/2020	5	$10	$0	$0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures		105.250	05/22/2020	30	60	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		113.000	05/22/2020	323	323	3	13
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		113.250	05/22/2020	7	7	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		121.500	05/22/2020	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures		147.500	05/22/2020	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures		200.000	05/22/2020	56	56	40	1
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures		290.000	05/22/2020	3	3	0	1
Call - CME 90-Day Eurodollar June 2022 Futures		99.750	06/13/2022	17	43	4	10
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	8	20	1	4
Call - MSE Canada Government 10-Year Bond June 2020 Futures	CAD	189.000	05/15/2020	86	86	1	0

Total Purchased Options						$49	$29

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note June Futures	06/2020	296	$	21,322	$98	$12	$0
Australia Government 10-Year Bond June Futures	06/2020	28		2,594	7	34	0
Call Options Strike @ EUR 113.200 on Euro-Schatz June 2020 Futures (1)	05/2020	80		2	2	1	0
Call Options Strike @ EUR 113.400 on Euro-Schatz June 2020 Futures (1)	05/2020	24		1	0	0	0
Call Options Strike @ EUR 116.500 on Euro-Schatz June 2020 Futures (1)	05/2020	91		1	0	1	0
Call Options Strike @ EUR 185.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	68		1	0	0	0
Call Options Strike @ EUR 187.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	125		8	7	4	(3)
Call Options Strike @ EUR 189.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	41		2	1	1	(1)
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	149		2	0	0	0
Call Options Strike @ EUR 194.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	38		0	0	0	0
Call Options Strike @ EUR 197.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	17		0	0	0	0
Call Options Strike @ EUR 198.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	2		0	0	0	0
Call Options Strike @ GBP 150.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	2		0	0	0	0
Call Options Strike @ GBP 152.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	148		0	(2)	0	0
Call Options Strike @ GBP 163.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	6		0	0	0	0
Euro-Bobl June Futures	06/2020	140		20,877	(112)	51	(46)
Euro-BTP Italy Government Bond June Futures	06/2020	84		13,101	(550)	0	(220)
Euro-Buxl 30-Year Bond June Futures	06/2020	9		2,083	(79)	23	(45)
Japan Government 10-Year Bond June Futures	06/2020	9		12,770	(174)	33	(13)
Put Options Strike @ EUR 106.000 on Euro-BTP Italy Government Bond June 2020 Futures (1)	05/2020	80		1	0	0	0
Put Options Strike @ EUR 130.500 on Euro-Bobl June 2020 Futures (1)	05/2020	121		2	1	1	(1)
Put Options Strike @ EUR 131.500 on Euro-Bobl June 2020 Futures (1)	05/2020	21		1	1	0	0
U.S. Treasury 2-Year Note June Futures	06/2020	35		7,713	119	0	(1)
U.S. Treasury 5-Year Note June Futures	06/2020	330		41,369	1,524	0	(15)

					$843	$161	$(345)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	111

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 177.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	15	$	(8)	$6	$4	$(4)
Canada Government 10-Year Bond June Futures	06/2020	80		(8,364)	(381)	2	(8)
Euro-Bund 10-Year Bond June Futures	06/2020	177		(33,676)	303	213	(203)
Euro-OAT France Government 10-Year Bond June Futures	06/2020	194		(35,777)	885	276	(132)
Euro-Schatz June Futures	06/2020	141		(17,447)	(12)	8	(10)
U.S. Treasury 10-Year Note June Futures	06/2020	15		(2,080)	(10)	2	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	3		(666)	(58)	10	0
United Kingdom Long Gilt June Futures	06/2020	128		(21,653)	(269)	79	(64)

					$464	$594	$(421)

Total Futures Contracts					$1,307	$755	$(766)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.141%	EUR	300	$ (10)	$8	$(2)	$0	$0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	8.858	$	300	(47)	69	22	5	0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.225	EUR	200	(6)	4	(2)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.547	$	500	(6)	1	(5)	0	(2)
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.048		1,400	(38)	28	(10)	0	0

							$ (107)	$110	$3	$5	$ (2)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR	100	$2	$(2)	$0	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.014		200	1	(26)	(25)	0	(5)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.602	$	300	7	(4)	3	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	1.387	EUR	500	15	(29)	(14)	0	(3)
Tesco PLC	1.000	Quarterly	06/20/2025	1.069		600	(20)	18	(2)	2	0

							$5	$(43)	$(38)	$2	$(8)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	1,900	$0	$55	$55	$14	$0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		7,700	35	218	253	65	0
CDX.IG-34 5-Year Index	(1.000)	Quarterly	06/20/2025		2,700	55	(37)	18	8	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	3,000	(24)	83	59	7	0
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		600	(10)	25	15	1	0

						$56	$344	$400	$95	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-30 5-Year Index	1.000%	Quarterly	12/20/2023	$	5,600	$(264)	$(242)	$(506)	$16	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		1,400	(61)	(99)	(160)	4	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		100	(11)	0	(11)	0	0
iTraxx Crossover 32 5-Year Index	5.000	Quarterly	12/20/2024	EUR	500	74	(84)	(10)	1	0
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024		4,600	54	(41)	13	0	(8)

						$(208)	$(466)	$(674)	$21	$(8)

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	45,600	$(1)	$(10)	$(11)	$0	$(3)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		12,700	0	(3)	(3)	0	(3)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		4,800	0	4	4	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		3,500	0	4	4	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		17,500	1	23	24	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		9,500	0	(2)	(2)	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		1,700	0	(1)	(1)	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		5,200	1	(6)	(5)	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		1,900	0	(3)	(3)	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		1,400	0	(3)	(3)	0	0

						$1	$3	$4	$6	$(6)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905%	Quarterly	12/03/2039	GBP	600	$0	$(36)	$(36)	$0	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.304	Annual	09/15/2021	$	5,100	0	(92)	(92)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		700	0	(93)	(93)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		700	0	(93)	(93)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		700	0	(94)	(94)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		1,400	0	(189)	(189)	1	0
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025	BRL	600	0	1	1	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	1,700	0	11	11	0	0
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		600	3	4	7	0	0
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		1,400	(11)	38	27	0	(2)
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		1,900	14	(114)	(100)	4	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		4,400	1	167	168	0	(20)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		9,700	147	358	505	0	(44)
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		3,600	(73)	165	92	0	(17)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		900	5	197	202	0	(16)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		900	0	173	173	0	(16)
Receive	3-Month CAD-Bank Bill	1.390	Semi-Annual	03/18/2050		400	0	7	7	6	0
Pay(7)	3-Month GBP-LIBOR	1.080	Quarterly	12/03/2039	GBP	600	0	35	35	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	26,700	523	(681)	(158)	1	0
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2021		11,800	39	64	103	3	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021		9,400	68	295	363	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		4,600	17	(120)	(103)	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		22,000	(317)	(618)	(935)	0	(6)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		5,400	(13)	(95)	(108)	0	(4)
Receive	3-Month USD-LIBOR	1.570	Semi-Annual	02/27/2022		6,700	(15)	(124)	(139)	0	(5)
Pay(7)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		12,300	(38)	198	160	10	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		3,000	22	(189)	(167)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		2,800	94	(250)	(156)	0	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		4,950	0	(138)	(138)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		19,100	395	(1,402)	(1,007)	4	0
Receive	3-Month USD-LIBOR	2.460	Semi-Annual	04/09/2024		2,800	(5)	(238)	(243)	0	(1)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		3,700	(186)	(239)	(425)	1	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	0	(97)	(97)	1	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,900	0	(115)	(115)	2	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		2,350	0	(62)	(62)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		4,300	23	(247)	(224)	0	0
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		1,300	44	6	50	0	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		400	(15)	75	60	0	(1)
Pay	3-Month USD-LIBOR	3.200	Semi-Annual	10/11/2028		1,800	(6)	409	403	0	(7)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		300	7	56	63	0	(1)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		2,800	105	505	610	0	(14)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		600	(3)	51	48	0	(3)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		1,500	121	184	305	0	(9)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	113

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030	$	1,300	$(37)	$106	$69	$0	$(8)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		1,500	(2)	(554)	(556)	46	0
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		1,800	34	262	296	0	(51)
Pay	3-Month ZAR-JIBAR	6.975	Quarterly	01/07/2025	ZAR	54,500	13	34	47	49	0
Receive	3-Month ZAR-JIBAR	6.590	Quarterly	03/06/2025		54,500	0	18	18	0	(52)
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		5,200	15	(2)	13	8	0
Pay	6-Month CHF-LIBOR	0.620	Annual	03/18/2025	CHF	1,750	10	(19)	(9)	4	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		1,400	(14)	60	46	1	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022	EUR	60,600	82	123	205	0	(8)
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		11,700	1	(9)	(8)	0	(2)
Pay	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		900	(9)	(4)	(13)	0	0
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		35,900	(1)	154	153	0	(9)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		1,600	53	54	107	0	(2)
Pay	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		27,200	(605)	230	(375)	0	(18)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		7,000	42	81	123	0	(9)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,100	182	(232)	(50)	26	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		7,800	(296)	(526)	(822)	102	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	5,800	(7)	45	38	0	(1)
Pay(7)	6-Month GBP-LIBOR	0.737	Semi-Annual	02/14/2024		5,000	0	12	12	0	0
Pay(7)	6-Month GBP-LIBOR	0.745	Semi-Annual	02/17/2024		7,600	0	20	20	1	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025		12,800	16	170	186	2	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2025		11,800	97	260	357	7	0
Receive(7)	6-Month GBP-LIBOR	0.803	Semi-Annual	02/14/2028		1,000	0	(12)	(12)	0	(1)
Receive(7)	6-Month GBP-LIBOR	0.811	Semi-Annual	02/17/2028		1,500	0	(19)	(19)	0	(1)
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		2,000	(43)	85	42	3	0
Receive(7)	6-Month GBP-LIBOR	0.672	Semi-Annual	02/26/2031		400	0	(4)	(4)	0	(1)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		1,500	37	(121)	(84)	0	(5)
Pay(7)	6-Month GBP-LIBOR	0.722	Semi-Annual	02/26/2051		130	0	6	6	0	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	1,560,000	(144)	(117)	(261)	0	(17)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		350,000	6	(180)	(174)	0	(13)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		180,000	18	(178)	(160)	0	(12)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	2,600	(1)	(12)	(13)	0	(1)
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		2,600	0	(10)	(10)	0	(1)
Receive	6-Month PLN-WIBOR	1.873	Annual	01/09/2025	PLN	5,200	0	(60)	(60)	0	(3)
Pay	6-Month PLN-WIBOR	1.830	Annual	02/05/2025		6,400	0	70	70	3	0
Receive	6-Month PLN-WIBOR	1.248	Annual	03/10/2025		1,200	0	(5)	(5)	0	0
Pay	UKRPI	3.386	Maturity	01/15/2030	GBP	300	0	3	3	0	0
Pay	UKRPI	3.436	Maturity	02/15/2030		200	0	3	3	0	0
Pay	UKRPI	3.450	Maturity	02/15/2030		600	1	9	10	0	0
Pay	UKRPI	3.453	Maturity	02/15/2030		1,100	0	19	19	1	0

							$394	$(2,567)	$(2,173)	$292	$(382)

Total Swap Agreements							$141	$(2,619)	$(2,478)	$421	$(406)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$29	$755	$422	$1,206	$0	$(766)	$(406)	$(1,172)

(m)

Securities with an aggregate market value of $173 and cash of $6,831 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	04/2020	AUD	524		$343	$20	$0
	04/2020	ILS	302		83	0	(2)
	04/2020	NZD	133		76	0	(3)
	04/2020		$8,793	DKK	60,387	140	(12)
	04/2020		3,332	GBP	2,584	0	(122)
	04/2020		372	RUB	29,297	1	0
	05/2020	CAD	1,519		$1,059	0	(21)
	05/2020	EUR	6,108		6,703	66	(110)
	05/2020		$246	CAD	327	0	(13)
	05/2020		2,348	EUR	2,119	6	(14)
	05/2020		12,777	NOK	117,760	0	(1,447)
	06/2020	CNY	5,684		$810	9	0
	07/2020	DKK	56,337		8,216	0	(134)

BPS	04/2020	AUD	1,678		1,112	80	0
	04/2020	BRL	3,637		808	108	0
	04/2020	GBP	1,577		2,017	58	0
	04/2020	NZD	1,211		765	43	0
	04/2020		$700	BRL	3,637	0	0
	04/2020		422	DKK	2,830	0	(4)
	04/2020		3,213	GBP	2,546	56	(106)
	04/2020		340	NOK	3,168	0	(36)
	05/2020	CAD	702		$491	0	(8)
	05/2020	JPY	170,600		1,555	0	(35)
	05/2020		$2,702	CHF	2,518	0	(80)
	05/2020		340	EUR	304	0	(4)
	05/2020		3,445	INR	253,104	0	(124)
	06/2020	CNH	3,515		$505	10	0
	06/2020	IDR	11,800,442		780	65	0
	06/2020		$807	CNY	5,684	0	(6)
	06/2020		106	TWD	3,152	0	(1)
	09/2020	HKD	1,862		$237	0	(3)

BRC	04/2020	INR	254,702		3,511	168	0
	04/2020		$2,020	GBP	1,652	32	0
	05/2020	EUR	1,673		$1,854	6	0
	05/2020	GBP	1,652		2,021	0	(32)
	05/2020	NOK	6,885		735	72	0
	05/2020		$1,927	CHF	1,778	0	(75)
	05/2020		598	JPY	61,700	0	(23)
	06/2020		1,142	CNH	7,970	0	(20)
	09/2020		2,412	HKD	18,916	27	0

BSH	05/2020		4,260	MXN	83,555	0	(754)

CBK	04/2020	AUD	1,255		$752	0	(20)
	04/2020	BRL	1,086		240	31	0
	04/2020	COP	18,547		5	1	0
	04/2020	GBP	4,951		6,275	216	(90)
	04/2020	MXN	19,071		839	36	0
	04/2020	PEN	2,701		809	23	0
	04/2020		$209	BRL	1,086	0	0
	04/2020		696	DKK	4,835	18	0
	04/2020		290	GBP	239	7	0
	04/2020		897	NZD	1,419	0	(50)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	115

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	04/2020		$457	ZAR	7,051	$0	$(63)
	05/2020	EUR	5,073		$5,521	0	(83)
	05/2020	JPY	227,300		2,051	4	(72)
	05/2020	MXN	6,408		325	57	0
	05/2020	PEN	5,229		1,552	31	0
	05/2020		$1,381	CAD	1,859	0	(60)
	05/2020		299	EUR	271	1	(1)
	05/2020		22,859	JPY	2,467,768	272	(135)
	06/2020	CNH	10,876		$1,542	10	0
	06/2020	TWD	3,404		114	0	0
	06/2020		$112	IDR	1,851,360	0	0
	07/2020	PEN	3,318		$954	0	(9)

DUB	04/2020	BRL	6,421		1,336	100	0
	04/2020	PEN	133		38	0	(1)
	04/2020		$1,235	BRL	6,421	1	0
	05/2020		576		2,958	0	(8)

FBF	05/2020	CAD	1,320		$933	0	(5)
	05/2020	CHF	277		283	0	(5)
	05/2020		$465	CHF	456	10	0

GLM	04/2020	AUD	12,952		$7,890	0	(76)
	04/2020	BRL	504		113	16	0
	04/2020	DKK	71,110		10,621	117	(2)
	04/2020	GBP	1,386	EUR	1,636	84	0
	04/2020	JPY	36,671		$340	0	(1)
	04/2020	RUB	48,090		687	75	0
	04/2020		$97	BRL	504	0	0
	04/2020		5,834	RUB	365,198	0	(1,180)
	04/2020	ZAR	269		$16	1	0
	05/2020	CAD	2,636		1,829	0	(45)
	05/2020	CHF	209		216	0	(1)
	05/2020	NOK	3,170		337	32	0
	05/2020	PEN	28		8	0	0
	05/2020		$7,892	AUD	12,952	77	0
	05/2020		1,784	CAD	2,562	37	0
	05/2020		215	GBP	173	0	0
	05/2020		1,840	JPY	195,100	0	(22)
	05/2020		179	RUB	14,164	1	0
	05/2020		139	SEK	1,300	0	(7)
	06/2020	CNH	5,690		$808	6	0
	06/2020		$1	CLP	478	0	0
	06/2020		2,516	MYR	10,613	0	(59)
	07/2020	DKK	1,340		$197	0	(2)

HUS	04/2020	BRL	5,958		1,322	175	0
	04/2020	GBP	164		195	0	(9)
	04/2020	ILS	331		90	0	(4)
	04/2020	SEK	2,974		313	12	0
	04/2020		$1,146	BRL	5,958	1	0
	04/2020		3,471	INR	254,702	0	(128)
	04/2020		2,410	NZD	3,849	0	(113)
	05/2020	CAD	2,453		$1,703	0	(41)
	05/2020	CHF	1,234		1,258	0	(27)
	05/2020	EUR	1,491		1,648	4	(3)
	05/2020	JPY	388,200		3,546	0	(72)
	05/2020		$403	CAD	540	0	(19)
	05/2020		7,736	EUR	6,938	19	(90)
	05/2020		942	JPY	101,000	0	(1)
	05/2020		188	SEK	1,760	0	(10)
	06/2020	CNH	108,248		$15,454	205	0
	06/2020	IDR	14,230		1	0	0

JPM	04/2020	RON	32		7	0	0
	04/2020		$325	CAD	463	4	0
	04/2020		426	DKK	2,860	0	(4)
	04/2020		261	GBP	205	0	(6)
	04/2020	ZAR	2,406		$153	19	0
	05/2020	EUR	5,301		5,798	0	(59)
	05/2020	INR	126,443		1,755	96	0
	05/2020	NOK	4,165		396	2	(7)
	05/2020	SEK	1,160		116	0	(2)

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	05/2020		$12,090	CHF	11,721	$114	$0
	05/2020		6,199	EUR	5,650	42	0
	06/2020	IDR	3,543,270		$249	34	0

MYI	04/2020	EUR	1,553		1,738	25	0
	04/2020	NZD	3,874		2,453	142	0
	04/2020		$10,716	AUD	16,291	0	(696)
	05/2020	EUR	1,140		$1,252	0	(8)
	05/2020	NOK	7,315		664	0	(40)
	05/2020		$12,127	SEK	116,140	0	(376)
	06/2020	IDR	1,392,140		$94	10	0
	06/2020		$5,348	IDR	74,260,264	0	(851)
	06/2021		23	EUR	18	0	(3)

RBC	05/2020		260	JPY	27,700	0	(2)

RYL	05/2020	SEK	14,685		$1,419	0	(67)
	05/2020		$781	EUR	693	0	(15)
	05/2020		1,798	MXN	35,271	0	(318)

SCX	04/2020	AUD	227		$148	8	0
	05/2020		$9,504	CAD	12,606	0	(543)
	05/2020		48	EUR	43	0	0
	06/2020		4,888	CNH	34,305	0	(56)
	09/2020	HKD	18,830		$2,396	0	(32)

SSB	04/2020		$4,018	BRL	17,606	0	(630)
	05/2020	CAD	874		$619	0	(2)
	05/2020	INR	126,661		1,762	100	0

TOR	05/2020	CHF	28		30	1	0
	05/2020	NOK	95		10	1	0
	05/2020		$379	CAD	517	0	(11)

UAG	04/2020	AUD	1,040		$595	0	(44)
	04/2020	CAD	455		341	18	0
	04/2020	CHF	1,313		1,375	11	0
	04/2020	RUB	14,865		187	0	(2)
	04/2020		$2,250	NZD	3,799	17	0
	04/2020		187	RUB	14,865	3	0
	05/2020	CAD	766		$563	18	0
	05/2020	NZD	3,799		2,250	0	(17)
	05/2020		$382	CAD	554	12	0
	05/2020		648	SEK	6,493	9	0

Total Forward Foreign Currency Contracts						$3,333	$(9,494)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD		$0.580	04/02/2020	2,900	$0	$0
	Put - OTC AUD versus USD		0.590	04/02/2020	1,600	0	1
	Put - OTC AUD versus USD		0.590	04/08/2020	1,600	0	4
	Put - OTC AUD versus USD		0.500	04/16/2020	5,800	15	1
	Put - OTC AUD versus USD		0.320	05/14/2020	2,000	0	0
	Call - OTC EUR versus GBP	GBP	0.950	04/23/2020	3,118	0	4
	Call - OTC USD versus CAD	CAD	1.520	04/03/2020	2,000	9	0
	Call - OTC USD versus CHF	CHF	1.050	04/16/2020	1,000	0	0
	Call - OTC USD versus CHF		1.170	05/14/2020	2,800	0	0
	Call - OTC USD versus JPY	JPY	117.000	04/01/2020	5,500	1	0
	Call - OTC USD versus JPY		116.000	04/02/2020	3,700	1	0
	Call - OTC USD versus JPY		130.000	05/14/2020	6,500	1	1
	Call - OTC USD versus NOK	NOK	10.500	04/02/2020	1,900	0	9
	Call - OTC USD versus NOK		10.600	04/02/2020	6,300	1	16
	Call - OTC USD versus NOK		10.500	04/03/2020	800	0	5
	Call - OTC USD versus NOK		10.500	04/07/2020	1,000	0	10
	Call - OTC USD versus SEK	SEK	10.950	04/02/2020	12,500	1	0
	Call - OTC USD versus SEK		11.300	04/16/2020	1,200	0	0

GLM	Put - OTC EUR versus GBP	GBP	0.833	04/22/2020	3,118	18	2
	Put - OTC EUR versus USD		$1.085	04/08/2020	2,356	8	5
	Call - OTC EUR versus USD		1.420	05/08/2020	2,000	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	117

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
HUS	Call - OTC USD versus CAD	CAD	1.520	04/03/2020	2,900	$16	$0
	Call - OTC USD versus CAD		2.200	04/22/2020	3,500	1	0
	Call - OTC USD versus CHF	CHF	1.150	04/28/2020	8,200	1	0
	Call - OTC USD versus JPY	JPY	128.000	05/14/2020	2,800	0	0
	Call - OTC USD versus NOK	NOK	14.000	05/14/2020	1,000	0	1

						$73	$59

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	1,000	$41	$14

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	600	24	8

GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860	02/26/2021	300	18	18

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.005	06/08/2020	800	32	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.984	06/09/2020	400	16	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	1,100	82	28
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	1,400	105	38
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	900	35	12

							$ 353	$119

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050	$75.000	05/06/2020	17,200	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050	78.500	05/06/2020	12,000	0	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050	73.000	05/06/2020	2,800	0	0

					$1	$0

Total Purchased Options					$427	$178

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC EUR versus RUB	RUB	73.000	04/02/2020	1,441	$(14)	$(246)
	Call - OTC EUR versus USD	$	1.105	04/08/2020	2,356	(9)	(14)

HUS	Call - OTC EUR versus CNH	CNH	7.850	04/02/2020	1,550	(8)	(3)

						$(31)	$(263)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,900	$(25)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	8,300	$(41)	$(3)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,100	(23)	(3)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/06/2020	8,500	(12)	(94)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/11/2020	8,400	(12)	(94)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780	02/26/2021	850	(18)	(18)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	300	(9)	(15)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/28/2020	400	(16)	(20)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	100	(3)	(5)

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 1-Year Interest Rate Swap (2)	3-Month USD-LIBOR	Pay	1.600%	06/08/2020	19,200	$(32)	$0
	Put - OTC 1-Year Interest Rate Swap (2)	3-Month USD-LIBOR	Pay	1.600	06/09/2020	9,600	(15)	0
	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	435,000	(2)	(3)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	9,200	(82)	(8)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	11,600	(105)	(11)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	7,700	(35)	(4)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	200	(7)	(10)

							$ (412)	$(288)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor (2)	0.000%	3-Month USD-LIBOR	10/07/2022	4,250	$(4)	$(6)
	Call - OTC 1-Year Interest Rate Floor (2)	0.000	3-Month USD-LIBOR	10/08/2022	2,000	(2)	(3)

						$(6)	$(9)

Total Written Options						$(474)	$(560)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.159%	$	100	$(3)	$1	$0	$(2)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		1,500	(54)	26	0	(28)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		1,600	(39)	(1)	0	(40)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.263		500	(10)	(2)	0	(12)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		800	(27)	12	0	(15)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		900	(23)	1	0	(22)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		300	(10)	4	0	(6)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.263		1,000	(19)	(5)	0	(24)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		1,400	(49)	22	0	(27)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		500	(13)	1	0	(12)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		200	(5)	0	0	(5)

								$(252)	$59	$0	$(193)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	3.864%	$	400	$(18)	$(26)	$0	$(44)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617		200	(10)	(6)	0	(16)

								$(28)	$(32)	$0	$(60)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	2,000	$1,380	$1	$(141)	$0	$(140)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.172% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/23/2030	EUR	1,500	1,666	7	(20)	0	(13)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	119

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	1,900	$1,311	$(7)	$(126)	$0	$(133)

MYI	Floating rate equal to 3-Month EUR-EURIBOR less 0.162% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/18/2030	EUR	800	893	(4)	(2)	0	(6)

								$(3)	$(289)	$0	$(292)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	0.243%	Annual	03/05/2025	ILS	1,000	$0	$(4)	$0	$(4)

HUS	Pay	3-Month CNY-CNREPOFIX	2.630	Quarterly	03/18/2025	CNY	14,300	0	38	38	0

JPM	Pay	3-Month ILS-TELBOR	1.018	Annual	03/01/2024	ILS	19,300	0	128	128	0

								$0	$162	$166	$(4)

Total Swap Agreements								$(283)	$(100)	$166	$(549)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$242	$65	$0	$307	$(1,878)	$(3)	$(6)	$(1,887)	$(1,580)	$1,540	$(40)
BPS	420	0	0	420	(407)	0	(68)	(475)	(55)	0	(55)
BRC	305	0	0	305	(150)	0	(49)	(199)	106	0	106
BSH	0	0	0	0	(754)	0	0	(754)	(754)	851	97
CBK	707	0	0	707	(583)	0	(159)	(742)	(35)	0	(35)
DUB	101	8	0	109	(9)	(3)	0	(12)	97	(40)	57
FBF	10	0	0	10	(10)	0	0	(10)	0	0	0
GLM	446	25	0	471	(1,395)	(501)	(133)	(2,029)	(1,558)	1,379	(179)
GST	0	0	0	0	0	0	(95)	(95)	(95)	0	(95)
HUS	416	1	38	455	(517)	(3)	(12)	(532)	(77)	0	(77)
JPM	311	0	128	439	(78)	(5)	(21)	(104)	335	(350)	(15)
MYC	0	79	0	79	0	(45)	0	(45)	34	(220)	(186)
MYI	177	0	0	177	(1,974)	0	(6)	(1,980)	(1,803)	2,058	255
RBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RYL	0	0	0	0	(400)	0	0	(400)	(400)	437	37
SCX	8	0	0	8	(631)	0	0	(631)	(623)	885	262
SSB	100	0	0	100	(632)	0	0	(632)	(532)	544	12
TOR	2	0	0	2	(11)	0	0	(11)	(9)	0	(9)
UAG	88	0	0	88	(63)	0	0	(63)	25	0	25

Total Over the Counter	$3,333	$178	$166	$3,677	$(9,494)	$(560)	$(549)	$(10,603)

(o)

Securities with an aggregate market value of $7,744 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$29	$29
Futures	0	0	0	0	755	755
Swap Agreements	0	123	0	0	299	422

	$0	$123	$0	$0	$1,083	$1,206

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,333	$0	$3,333
Purchased Options	0	0	0	59	119	178
Swap Agreements	0	0	0	0	166	166

	$0	$0	$0	$3,392	$285	$3,677

	$0	$123	$0	$3,392	$1,368	$4,883

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$766	$766
Swap Agreements	0	18	0	0	388	406

	$0	$18	$0	$0	$1,154	$1,172

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,494	$0	$9,494
Written Options	0	0	0	263	297	560
Swap Agreements	0	253	0	292	4	549

	$0	$253	$0	$10,049	$301	$10,603

	$0	$271	$0	$10,049	$1,455	$11,775

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$33	$33
Written Options	0	0	0	0	89	89
Futures	0	0	0	0	(2,308)	(2,308)
Swap Agreements	0	(457)	0	0	(4,208)	(4,665)

	$0	$(457)	$0	$0	$(6,394)	$(6,851)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	121

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(910)	$0	$(910)
Purchased Options	0	0	0	252	438	690
Written Options	0	25	0	245	(218)	52
Swap Agreements	0	(83)	0	(1,947)	470	(1,560)

	$0	$(58)	$0	$(2,360)	$690	$(1,728)

	$0	$(515)	$0	$(2,360)	$(5,704)	$(8,579)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Written Options	0	0	0	0	(1)	(1)
Futures	0	0	0	0	2,299	2,299
Swap Agreements	0	(74)	0	0	(848)	(922)

	$0	$(74)	$0	$0	$1,435	$1,361

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,825)	$0	$(6,825)
Purchased Options	0	0	0	3	(233)	(230)
Written Options	0	(7)	0	(153)	134	(26)
Swap Agreements	0	23	0	1,235	(119)	1,139

	$0	$16	$0	$(5,740)	$(218)	$(5,942)

	$0	$(58)	$0	$(5,740)	$1,217	$(4,581)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$26	$0	$26
Sovereign Issues	0	129	0	129
Australia
Corporate Bonds & Notes	0	1,295	0	1,295
Non-Agency Mortgage-Backed Securities	0	579	0	579
Sovereign Issues	0	2,446	0	2,446
Brazil
Corporate Bonds & Notes	0	1,285	0	1,285
Canada
Corporate Bonds & Notes	0	1,461	0	1,461
Non-Agency Mortgage-Backed Securities	0	1,188	0	1,188
Sovereign Issues	0	420	0	420
Cayman Islands
Asset-Backed Securities	0	4,866	0	4,866
Corporate Bonds & Notes	0	4,080	0	4,080
China
Corporate Bonds & Notes	0	301	0	301
Sovereign Issues	0	11,874	0	11,874
Denmark
Corporate Bonds & Notes	0	9,890	0	9,890
Finland
Sovereign Issues	0	1,390	0	1,390
France
Corporate Bonds & Notes	0	424	0	424
Sovereign Issues	0	14,435	0	14,435
Germany
Corporate Bonds & Notes	0	4,022	0	4,022
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,229	0	1,229
Hong Kong
Corporate Bonds & Notes	0	213	0	213
India
Corporate Bonds & Notes	0	233	0	233
Sovereign Issues	0	291	0	291
Indonesia
Corporate Bonds & Notes	0	201	0	201

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Ireland
Asset-Backed Securities	$0	$2,211	$0	$2,211
Corporate Bonds & Notes	0	679	0	679
Israel
Sovereign Issues	0	534	0	534
Italy
Corporate Bonds & Notes	0	2,184	0	2,184
Sovereign Issues	0	4,719	0	4,719
Japan
Corporate Bonds & Notes	0	3,154	0	3,154
Sovereign Issues	0	6,602	0	6,602
Kuwait
Sovereign Issues	0	1,661	0	1,661
Lithuania
Sovereign Issues	0	518	0	518
Luxembourg
Corporate Bonds & Notes	0	1,743	0	1,743
Multinational
Corporate Bonds & Notes	0	866	0	866
Netherlands
Asset-Backed Securities	0	1,556	0	1,556
Corporate Bonds & Notes	0	2,826	0	2,826
Preferred Securities	0	100	0	100
Peru
Sovereign Issues	0	3,355	0	3,355
Qatar
Sovereign Issues	0	3,149	0	3,149
Saudi Arabia
Corporate Bonds & Notes	0	196	0	196
Sovereign Issues	0	2,280	0	2,280
Singapore
Corporate Bonds & Notes	0	909	0	909
Slovenia
Sovereign Issues	0	1,786	0	1,786
Spain
Preferred Securities	0	432	0	432
Sovereign Issues	0	12,527	0	12,527

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Switzerland
Corporate Bonds & Notes	$0	$2,191	$0	$2,191
United Arab Emirates
Corporate Bonds & Notes	0	398	0	398
Sovereign Issues	0	1,942	0	1,942
United Kingdom
Corporate Bonds & Notes	0	20,886	0	20,886
Non-Agency Mortgage-Backed Securities	0	9,440	0	9,440
Preferred Securities	0	181	0	181
United States
Asset-Backed Securities	0	12,166	0	12,166
Corporate Bonds & Notes	0	27,923	0	27,923
Loan Participations and Assignments	0	1,496	0	1,496
Municipal Bonds & Notes	0	591	0	591
Non-Agency Mortgage-Backed Securities	0	19,064	0	19,064
Preferred Securities	0	805	0	805
U.S. Government Agencies	0	96,119	0	96,119
U.S. Treasury Obligations	0	15,020	0	15,020
Short-Term Instruments
Repurchase Agreements	0	1,628	0	1,628
Argentina Treasury Bills	0	20	0	20
U.S. Treasury Bills	0	4,798	0	4,798

	$0	$330,933	$0	$330,933

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$187	$0	$0	$187

Total Investments	$187	$330,933	$0	$331,120

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(1,063)	$0	$(1,063)
United Kingdom
Sovereign Issues	0	(1,385)	0	(1,385)

	$0	$(2,448)	$0	$(2,448)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	769	436	0	1,205
Over the counter	0	3,677	0	3,677

	$769	$4,113	$0	$4,882

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(766)	(406)	0	(1,172)
Over the counter	0	(10,603)	0	(10,603)

	$(766)	$(11,009)	$0	$(11,775)

Total Financial Derivative Instruments	$3	$(6,896)	$0	$(6,893)

Totals	$190	$321,589	$0	$321,779

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	123

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 151.2%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	6,720	$77

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		13,660	104
38.039% (ARLLMONP) due 06/21/2020 ~		27,920	202
			306

Total Argentina (Cost $1,755)			383

AUSTRALIA 1.9%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
1.735% due 07/21/2026	AUD	550	337

CORPORATE BONDS & NOTES 0.5%

AusNet Services Holdings Pty. Ltd.
2.375% due 07/24/2020	EUR	900	1,000

Boral Finance Pty. Ltd.
3.000% due 11/01/2022		$400	404

Telstra Corp. Ltd.
4.800% due 10/12/2021		1,900	1,960

Volkswagen Financial Services Australia Pty. Ltd.
2.950% due 06/22/2020	AUD	1,000	617

Woolworths Group Ltd.
4.550% due 04/12/2021		$300	309

			4,290

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Liberty Funding Pty. Ltd.
1.859% due 01/25/2049 •	AUD	1,063	654

RESIMAC Bastille Trust
2.307% due 09/05/2057 •		$1,444	1,435

			2,089

SOVEREIGN ISSUES 1.2%

New South Wales Treasury Corp.
2.000% due 03/20/2031	AUD	2,200	1,404
3.000% due 02/20/2030		1,200	847

Northern Territory Treasury Corp.
2.000% due 04/21/2031		1,100	682

Queensland Treasury Corp.
1.750% due 08/21/2031		2,000	1,249
3.500% due 08/21/2030		2,600	1,912

South Australia Government Financing Authority
2.750% due 05/24/2030		1,100	752

Treasury Corp. of Victoria
1.500% due 11/20/2030		3,100	1,910
2.500% due 10/22/2029		400	270
4.250% due 12/20/2032		1,500	1,201

Western Australia Treasury Corp.
2.750% due 07/24/2029		400	275

			10,502

Total Australia (Cost $18,548)			17,218

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	400	440

Total Austria (Cost $488)			440

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%

Petrobras Global Finance BV
5.093% due 01/15/2030		$3,397	$3,112

Total Brazil (Cost $3,531)			3,112

CANADA 0.8%

CORPORATE BONDS & NOTES 0.5%

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		$600	594
2.195% (US0003M + 0.500%) due 02/18/2022 ~		2,500	2,324

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,178

			4,096

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Canadian Mortgage Pools
1.843% (CDOR01 + 0.100%) due 06/01/2020 ~	CAD	297	211
2.043% (CDOR01 + 0.300%) due 07/01/2020 ~		762	541
2.043% (CDOR01 + 0.300%) due 08/01/2020 ~		333	237

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		711	507

			1,496

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044		473	420

Total Canada (Cost $6,452)			6,012

CAYMAN ISLANDS 4.0%

ASSET-BACKED SECURITIES 1.8%

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		$600	583

Figueroa CLO Ltd.
2.731% due 01/15/2027 •		1,023	1,020

Gallatin CLO Ltd.
2.869% due 01/21/2028 •		1,200	1,170

Jamestown CLO Ltd.
2.521% due 07/15/2026 •		451	431
3.056% due 01/17/2027 •		2,056	2,029

Mountain View CLO Ltd.
2.631% due 10/15/2026 •		329	326

OCP CLO Ltd.
2.686% due 04/17/2027 •		776	769

Octagon Investment Partners Ltd.
2.931% due 04/15/2026 •		292	292

Symphony CLO Ltd.
2.788% due 07/14/2026 •		2,517	2,444

Telos CLO Ltd.
3.106% due 01/17/2027 •		2,569	2,548

THL Credit Wind River CLO Ltd.
2.711% due 01/15/2026 •		1,527	1,522

Venture CDO Ltd.
2.711% due 04/15/2027 •		400	390

WhiteHorse Ltd.
2.766% due 04/17/2027 •		305	302

Zais CLO Ltd.
2.981% due 04/15/2028 •		2,200	2,144

			15,970

CORPORATE BONDS & NOTES 2.2%

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		400	346

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

China Evergrande Group
8.250% due 03/23/2022		$200	$163

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		600	579

Country Garden Holdings Co. Ltd.
4.750% due 01/17/2023		200	188
7.125% due 04/25/2022		300	303

KSA Sukuk Ltd.
4.303% due 01/19/2029		5,500	5,920

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		500	435
5.250% due 08/15/2022		1,600	1,448

QNB Finance Ltd.
2.988% (US0003M + 1.350%) due 05/31/2021 ~		7,800	7,493

Sands China Ltd.
4.600% due 08/08/2023		300	309
5.125% due 08/08/2025		400	379
5.400% due 08/08/2028		800	756

Sunac China Holdings Ltd.
7.875% due 02/15/2022		400	384

Tencent Holdings Ltd.
3.595% due 01/19/2028		300	319

			19,022

Total Cayman Islands (Cost $35,743)			34,992

CHINA 6.1%

CORPORATE BONDS & NOTES 0.4%

Industrial & Commercial Bank of China Ltd.
1.945% (US0003M + 0.750%) due 12/21/2021 ~		$700	702
2.484% (US0003M + 0.750%) due 11/08/2020 ~		700	701

Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		1,800	1,849

			3,252

SOVEREIGN ISSUES 5.7%

China Development Bank
3.050% due 08/25/2026	CNY	27,300	3,851
3.680% due 02/26/2026		93,900	13,762
3.800% due 01/25/2036		6,000	877
4.040% due 04/10/2027		44,000	6,563
4.150% due 10/26/2025		12,000	1,802
4.240% due 08/24/2027		127,000	19,198

China Government Bond
2.740% due 08/04/2026		26,200	3,710

			49,763

Total China (Cost $52,153)			53,015

CYPRUS 0.1%

SOVEREIGN ISSUES 0.1%

Cyprus Government International Bond
1.250% due 01/21/2040	EUR	900	941

Total Cyprus (Cost $1,043)			941

DENMARK 4.7%

CORPORATE BONDS & NOTES 4.7%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	42,125	5,945
1.500% due 10/01/2037		4,033	609
1.500% due 10/01/2050		16,934	2,487

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		37,796	5,339
1.500% due 10/01/2037		953	144
1.500% due 10/01/2050		3,123	459
2.500% due 10/01/2047		1	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		129,615	18,345
1.500% due 10/01/2037		2,272	342

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 10/01/2050	DKK	50,270	$7,403
2.000% due 10/01/2050		4,017	610
2.500% due 10/01/2036		214	33
2.500% due 10/01/2047		17	3

Realkredit Danmark A/S
2.500% due 04/01/2036		145	22
2.500% due 07/01/2047		24	4

Total Denmark (Cost $43,086)			41,745

FINLAND 0.7%

SOVEREIGN ISSUES 0.7%

Finland Government Bond
0.500% due 04/15/2026 (k)	EUR	900	1,038
0.875% due 09/15/2025 (k)		4,600	5,399

Total Finland (Cost $6,420)			6,437

FRANCE 3.0%

SOVEREIGN ISSUES 3.0%

France Government International Bond
1.500% due 05/25/2050 (k)	EUR	9,900	13,035
2.000% due 05/25/2048 (k)		6,800	9,883
3.250% due 05/25/2045 (k)		2,100	3,695

Total France (Cost $23,385)			26,613

GERMANY 1.5%

CORPORATE BONDS & NOTES 1.5%

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	900	983
2.625% due 02/12/2026		800	799
3.041% (US0003M + 1.290%) due 02/04/2021 ~		$500	481
3.961% due 11/26/2025 •		2,700	2,502
4.250% due 02/04/2021		500	480
4.250% due 10/14/2021		4,500	4,284

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)	EUR	300	255

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,100	779

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		300	232

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	300	202
5.375% due 04/23/2024	NZD	1,400	974
5.500% due 03/29/2022	AUD	1,100	739

Volkswagen Financial Services AG
0.750% due 10/14/2021	EUR	700	762

Total Germany (Cost $14,933)			13,472

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,000	1,024

Total Guernsey, Channel Islands (Cost $999)			1,024

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$600	639

Total Hong Kong (Cost $598)			639

INDIA 0.2%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$1,000	778

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Bank of India
4.000% due 01/24/2022		$300	$300

			1,078

SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
2.395% (US0003M + 1.020%) due 03/28/2022 ~(i)		700	679

Total India (Cost $2,008)			1,757

INDONESIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$400	403

Total Indonesia (Cost $398)			403

IRELAND 1.7%

ASSET-BACKED SECURITIES 0.7%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	600	641

Dorchester Park CLO DAC
2.719% due 04/20/2028 •		$2,100	2,056

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	1,400	1,442

Toro European CLO DAC
0.900% due 10/15/2030 •		2,100	2,246

			6,385

CORPORATE BONDS & NOTES 1.0%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$800	714
4.500% due 05/15/2021		1,100	1,009
5.000% due 10/01/2021		600	539

AIB Group PLC
4.750% due 10/12/2023		300	297

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)	EUR	400	426

GE Capital UK Funding Unlimited Co.
5.875% due 11/04/2020	GBP	2,000	2,526

German Postal Pensions Securitisation PLC
4.375% due 01/18/2022	EUR	2,000	2,391

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		$300	299

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		700	705

			8,906

Total Ireland (Cost $16,506)			15,291

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$600	638
4.125% due 01/17/2048		600	645

Total Israel (Cost $1,191)			1,283

ITALY 1.1%

CORPORATE BONDS & NOTES 1.0%

Banca Carige SpA
1.085% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	3,000	3,273
1.314% (EUR003M + 1.700%) due 10/25/2021 ~		3,100	3,449

UniCredit SpA
7.830% due 12/04/2023		$1,900	2,032

			8,754

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Italy Buoni Poliennali Del Tesoro
3.000% due 08/01/2029	EUR	200	$250

Italy Government International Bond
6.000% due 08/04/2028	GBP	600	923

			1,173

Total Italy (Cost $9,822)			9,927

JAPAN 4.8%

CORPORATE BONDS & NOTES 1.5%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,200	1,213
2.291% (US0003M + 0.540%) due 08/04/2020 ~		4,400	4,369
2.362% due 05/28/2021		200	202

Japan Tobacco, Inc.
2.000% due 04/13/2021		600	599

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		300	323

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		1,537	1,536

Mizuho Financial Group, Inc.
2.309% (US0003M + 0.630%) due 05/25/2024 ~		2,500	2,272

NTT Finance Corp.
1.900% due 07/21/2021		900	896

ORIX Corp.
3.250% due 12/04/2024		300	316

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	800	881

Toyota Tsusho Corp.
3.625% due 09/13/2023		$400	392

			12,999

SOVEREIGN ISSUES 3.3%

Japan Government International Bond
0.100% due 03/10/2028	JPY	800,712	7,443
0.500% due 03/20/2049		977,000	9,286
0.700% due 12/20/2048		247,000	2,468
1.700% due 09/20/2032		770,000	8,510

Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,400	1,421

			29,128

Total Japan (Cost $41,059)			42,127

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	225

Total Jersey, Channel Islands (Cost $249)			225

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
3.500% due 03/20/2027		$5,400	5,628

Total Kuwait (Cost $5,376)			5,628

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
6.125% due 03/09/2021		$1,800	1,865

Total Lithuania (Cost $1,844)			1,865

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	125

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.4%

CORPORATE BONDS & NOTES 0.4%

Allergan Funding SCS
1.500% due 11/15/2023	EUR	100	$113

Emerald Bay S.A.
0.000% due 10/08/2020 (d)		572	612

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (d)		2,300	2,476

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$200	198

Total Luxembourg (Cost $3,599)			3,399

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
1.041% (US0003M + 0.300%) due 09/22/2037 ~		$816	710

Total Multinational (Cost $594)			710

NETHERLANDS 2.7%

ASSET-BACKED SECURITIES 1.1%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	800	854

Cairn CLO BV
0.670% due 01/31/2030 •		1,400	1,473

Dryden Euro CLO BV
0.880% due 01/15/2030 •		2,100	2,225

Jubilee CLO BV
0.311% due 12/15/2029 •		2,400	2,466

Tikehau CLO BV
0.880% due 12/07/2029 •		2,100	2,226

			9,244

CORPORATE BONDS & NOTES 1.6%

Cooperatieve Rabobank UA
2.092% (US0003M + 0.860%) due 09/26/2023 ~		$1,900	1,765
3.875% due 09/26/2023		2,400	2,472
6.625% due 06/29/2021 •(g)(h)	EUR	800	847

Enel Finance International NV
2.650% due 09/10/2024		$1,300	1,243

ING Groep NV
2.451% (US0003M + 1.000%) due 10/02/2023 ~		2,100	1,981
4.100% due 10/02/2023		2,100	2,159

JT International Financial Services BV
3.500% due 09/28/2023		2,400	2,507

Mylan NV
3.150% due 06/15/2021		1,000	991

			13,965

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		300,000	301

Total Netherlands (Cost $24,601)			23,510

		PRINCIPAL AMOUNT (000S)
NORWAY 0.0%

CORPORATE BONDS & NOTES 0.0%

Sparebanken Soer Boligkreditt A/S
0.250% due 03/22/2021	EUR	100	111

Total Norway (Cost $115)			111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.6%

SOVEREIGN ISSUES 1.6%

Peru Government International Bond
5.350% due 08/12/2040	PEN	1,600	$445
5.940% due 02/12/2029		20,700	6,458
6.350% due 08/12/2028		21,900	7,078

Total Peru (Cost $13,376)			13,981

POLAND 0.0%

CORPORATE BONDS & NOTES 0.0%

PKO Bank Hipoteczny S.A.
0.250% due 11/23/2021	EUR	100	111

Total Poland (Cost $112)			111

QATAR 1.9%

SOVEREIGN ISSUES 1.9%

Qatar Government International Bond
3.375% due 03/14/2024		$1,200	1,225
3.875% due 04/23/2023		6,000	6,188
4.000% due 03/14/2029		5,100	5,475
4.500% due 04/23/2028		3,000	3,294
4.817% due 03/14/2049		600	710

Total Qatar (Cost $16,033)			16,892

SAUDI ARABIA 0.5%

SOVEREIGN ISSUES 0.5%

Saudi Government International Bond
2.875% due 03/04/2023		$1,700	1,702
3.250% due 10/26/2026		500	501
3.625% due 03/04/2028		1,100	1,122
4.375% due 04/16/2029		800	863

Total Saudi Arabia (Cost $4,078)			4,188

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
2.750% due 09/18/2022		$400	412
3.500% due 09/18/2027		400	406

Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~		1,100	1,095

Total Singapore (Cost $1,899)			1,913

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
5.250% due 02/18/2024		$2,210	2,491

Total Slovenia (Cost $2,289)			2,491

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%

South Africa Government International Bond
4.850% due 09/30/2029		$200	165

Total South Africa (Cost $200)			165

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		$700	701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.0%

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$300	$318

Total South Korea (Cost $996)			1,019

SPAIN 6.4%

CORPORATE BONDS & NOTES 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	2,200	2,068

		SHARES
PREFERRED SECURITIES 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		600,000	598

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 6.1%

Autonomous Community of Catalonia
4.220% due 04/26/2035		300	408
4.900% due 09/15/2021		1,800	2,107

Spain Government International Bond
0.250% due 07/30/2024		2,200	2,437
0.600% due 10/31/2029 (k)		15,000	16,508
1.400% due 07/30/2028 (k)		12,100	14,284
1.450% due 04/30/2029		15,400	18,267
			54,011

Total Spain (Cost $58,139)			56,677

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.3%

Credit Suisse AG
3.000% due 10/29/2021		$1,700	1,722
5.750% due 09/18/2025 •(h)	EUR	800	872
6.500% due 08/08/2023 (h)		$3,000	3,067

UBS AG
4.750% due 02/12/2026 •(h)	EUR	1,500	1,634
7.625% due 08/17/2022 (h)		$1,300	1,340

UBS Group AG
3.126% due 08/13/2030 •		2,700	2,639

Total Switzerland (Cost $11,539)			11,274

UNITED ARAB EMIRATES 0.2%

SOVEREIGN ISSUES 0.2%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$1,500	1,533

Total United Arab Emirates (Cost $1,494)			1,533

UNITED KINGDOM 13.5%

CORPORATE BONDS & NOTES 7.9%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$6,100	6,243
10.000% due 05/21/2021	GBP	700	923

Barclays PLC
3.650% due 03/16/2025		$1,900	1,878
4.338% due 05/16/2024 •		1,500	1,449
4.375% due 01/12/2026		1,000	1,021
4.836% due 05/09/2028		2,300	2,377
7.250% due 03/15/2023 •(g)(h)	GBP	600	671
8.000% due 12/15/2020 •(g)(h)	EUR	500	527
8.000% due 06/15/2024 •(g)(h)		$2,000	1,859

Clydesdale Bank PLC
2.250% due 04/21/2020	GBP	1,100	1,365

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ		700	849

FCE Bank PLC
0.086% due 08/26/2020 •	EUR	200	215
0.869% due 09/13/2021		500	494
1.660% due 02/11/2021		300	311

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,600	3,335

HSBC Holdings PLC
2.164% (US0003M + 1.380%) due 09/12/2026 ~		$2,200	2,096
3.973% due 05/22/2030 •		1,900	1,955
4.041% due 03/13/2028 •		900	918
4.292% due 09/12/2026 •		2,200	2,304
6.500% due 03/23/2028 •(g)(h)		700	655
6.750% due 09/11/2028	GBP	1,000	1,504

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		1,200	1,419

Lloyds Bank PLC
4.875% due 03/30/2027		800	1,250
5.125% due 03/07/2025		1,600	2,386

Lloyds Banking Group PLC
4.375% due 03/22/2028		$200	216
4.582% due 12/10/2025		1,300	1,340
4.650% due 03/24/2026		2,200	2,271
7.500% due 06/27/2024 •(g)(h)		200	173

Nationwide Building Society
1.700% due 02/13/2023		2,500	2,566
2.000% due 01/27/2023		1,900	1,862
3.622% due 04/26/2023 •		500	497
3.766% due 03/08/2024 •		800	778

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	300	369

Reckitt Benckiser Treasury Services PLC
1.764% (US0003M + 0.560%) due 06/24/2022 ~		$700	675

Royal Bank of Scotland Group PLC
3.162% (US0003M + 1.470%) due 05/15/2023 ~		2,000	1,900
3.498% due 05/15/2023 •		1,900	1,878
3.875% due 09/12/2023		500	506
4.269% due 03/22/2025 •		200	206
5.076% due 01/27/2030 •		2,200	2,395
7.500% due 08/10/2020 •(g)(h)		2,400	2,213
8.625% due 08/15/2021 •(g)(h)		2,300	2,255

Santander UK Group Holdings PLC
2.875% due 08/05/2021		1,600	1,576
4.750% due 09/15/2025		1,300	1,296
4.796% due 11/15/2024 •		2,100	2,204
6.750% due 06/24/2024 •(g)(h)	GBP	1,400	1,414
7.375% due 06/24/2022 •(g)(h)		800	821

Tesco PLC
6.125% due 02/24/2022		175	231

Tesco Property Finance PLC
5.411% due 07/13/2044		571	863

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		700	833

			69,342

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.5%

Aggregator of Loans Backed by Assets PLC
1.483% due 04/24/2049		1,547	1,904

Durham Mortgages B PLC
1.351% due 03/31/2054 •		1,565	1,927

Eurohome UK Mortgages PLC
0.656% due 06/15/2044 •		1,165	1,365

Eurosail PLC
0.694% due 06/10/2044 •		22	28
1.456% due 06/13/2045 •		952	1,168

Finsbury Square PLC
1.410% due 09/12/2068 •		1,792	2,181

Harben Finance PLC
1.551% due 08/20/2056 •		1,409	1,729

Hawksmoor Mortgages
1.761% due 05/25/2053 •		3,512	4,293

Lanark Master Issuer PLC
1.555% due 12/22/2069 •		1,476	1,830

Newgate Funding PLC
1.487% due 12/15/2050 •		465	503
1.737% due 12/15/2050 •		233	252

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Mortgage Securities PLC
1.487% due 12/20/2046 •	GBP	717	$864
1.737% due 09/20/2065 •		1,477	1,826

Resloc UK PLC
0.647% due 12/15/2043 •		1,364	1,542

Ripon Mortgages PLC
1.551% due 08/20/2056 •		12,038	14,675

Stanlington PLC
1.460% due 06/12/2046 •		2,520	3,109

Towd Point Mortgage Funding
1.611% due 07/20/2045 •		4,257	5,178

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		2,429	2,931

Twin Bridges PLC
1.240% due 09/12/2044 •		585	715

Uropa Securities PLC
0.734% due 06/10/2059 •		284	337
0.884% due 06/10/2059 •		70	80
1.084% due 06/10/2059 •		54	60
1.284% due 06/10/2059 •		57	60

			48,557

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		2,750	447

Total United Kingdom (Cost $124,412)			118,346

		PRINCIPAL AMOUNT (000S)
UNITED STATES 86.8%

ASSET-BACKED SECURITIES 8.6%

ACE Securities Corp. Home Equity Loan Trust
1.847% due 08/25/2035 •		1,600	1,417

Amortizing Residential Collateral Trust
1.647% due 10/25/2031 •		4	4

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.887% due 06/25/2029 •		8	6

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.307% due 10/25/2035 •		469	467
1.327% due 02/25/2036 •		1,215	967

Asset-Backed Securities Corp. Home Equity Loan Trust
1.830% due 09/15/2033 •		3,023	2,742

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		91	82

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		1,061	1,054

Bear Stearns Asset-Backed Securities Trust
1.607% due 10/25/2032 •		1	1

Citigroup Mortgage Loan Trust
1.107% due 12/25/2036 •		567	345
1.127% due 01/25/2037 •		2,423	1,818
1.207% due 03/25/2036 •		1,395	1,203

Citigroup Mortgage Loan Trust, Inc.
1.607% due 07/25/2035 •		2,400	2,051

Countrywide Asset-Backed Certificates
1.077% due 12/25/2036 ^•		857	659
1.087% due 06/25/2037 •		702	574
1.087% due 06/25/2047 ^•		695	564
1.147% due 06/25/2037 ^•		1,929	1,602
1.447% due 02/25/2036 •		1,680	1,594

Countrywide Asset-Backed Certificates Trust
1.137% due 06/25/2047 •		753	734
1.687% due 08/25/2047 •		509	456

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •		3	3

EMC Mortgage Loan Trust
1.847% due 05/25/2043 •		35	35

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
1.062% due 07/25/2036 •	GBP	1,818	$1,561
1.892% due 03/25/2035 •		1,500	1,388

GSAMP Trust
1.187% due 09/25/2036 •		3,917	1,623
1.197% due 05/25/2046 •		2,147	1,818
1.207% due 02/25/2046 •		91	78
1.817% due 11/25/2034 •		534	494

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		118	65

MASTR Asset-Backed Securities Trust
1.187% due 06/25/2036 •		4,063	2,101
1.447% due 10/25/2035 ^•		1,094	917

MASTR Specialized Loan Trust
1.317% due 01/25/2037 •		1,125	580

Merrill Lynch Mortgage Investors Trust
1.277% due 07/25/2036 •		4,609	3,653
1.667% due 05/25/2036 •		40	37

Morgan Stanley ABS Capital, Inc. Trust
1.072% due 07/25/2036 •		235	190
1.077% due 01/25/2037 •		2,165	991
1.087% due 05/25/2037 •		1,996	1,468
1.187% due 06/25/2036 •		1,841	1,129
1.877% due 02/25/2035 •		2,866	2,183
1.907% due 09/25/2034 •		2,008	1,855

Morgan Stanley Home Equity Loan Trust
1.177% due 04/25/2037 •		1,635	890

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ		1,964	723

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.237% due 03/25/2036 •		1,700	1,573

NovaStar Mortgage Funding Trust
1.077% due 03/25/2037 •		1,413	929
1.487% due 05/25/2036 •		2,800	2,213

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		549	242
5.731% due 11/25/2036 þ		1,999	979

Residential Asset Mortgage Products Trust
2.187% due 06/25/2032 •		3	3

Residential Asset Securities Corp. Trust
1.197% due 11/25/2036 ^•		5,522	4,241
1.742% due 01/25/2035 •		70	69

Saxon Asset Securities Trust
1.257% due 09/25/2037 •		1,938	1,745

Soundview Home Loan Trust
1.197% due 11/25/2036 •		2,300	1,868
1.227% due 05/25/2036 •		1,000	910
1.897% due 10/25/2037 •		1,836	1,435

Specialty Underwriting & Residential Finance Trust
1.097% due 06/25/2037 •		433	269
1.697% due 06/25/2036 •		169	168

Structured Asset Investment Loan Trust
1.119% due 07/25/2036 •		1,373	839
1.627% due 01/25/2033 •		1,068	1,004
1.847% due 09/25/2034 •		75	67

Structured Asset Securities Corp.
1.697% due 02/25/2035 •		3,410	2,923

Terwin Mortgage Trust
1.887% due 11/25/2033 •		40	35

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		9,928	9,725

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		2,400	2,451

			75,810

CORPORATE BONDS & NOTES 13.1%

AbbVie, Inc.
3.750% due 11/14/2023		2,200	2,283

AIG Global Funding
2.300% due 07/01/2022		2,600	2,590

Air Lease Corp.
3.500% due 01/15/2022		2,300	2,098

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	127

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Honda Finance Corp.
2.142% (US0003M + 0.450%) due 02/15/2022 ~	GBP	200	$192

American International Group, Inc.
3.900% due 04/01/2026		1,000	1,044

American Tower Corp.
2.250% due 01/15/2022		800	781
2.800% due 06/01/2020		400	397
3.450% due 09/15/2021		2,000	2,012

Anheuser-Busch InBev Finance, Inc.
3.700% due 02/01/2024		1,900	1,976

AT&T, Inc.
0.002% due 08/03/2020 •	EUR	800	882
1.800% due 09/05/2026		1,700	1,896
1.964% (US0003M + 1.180%) due 06/12/2024 ~		$1,100	1,022
2.330% (US0003M + 0.750%) due 06/01/2021 ~		700	680
2.781% (US0003M + 0.950%) due 07/15/2021 ~		1,900	1,868

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		500	477

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~		800	741
1.846% (US0003M + 0.630%) due 06/25/2021 ~		1,400	1,355
4.250% due 12/15/2025		400	416
4.375% due 12/15/2028		400	428

BP Capital Markets America, Inc.
3.790% due 02/06/2024		1,300	1,349

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		2,600	2,702

British Airways Pass-Through Trust
3.350% due 12/15/2030		2,700	2,568

Broadcom Corp.
3.000% due 01/15/2022		4,400	4,363

Campbell Soup Co.
3.300% due 03/15/2021		300	299
3.650% due 03/15/2023		172	175

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		300	305

Charter Communications Operating LLC
3.750% due 02/15/2028		1,900	1,915
5.125% due 07/01/2049		400	427
6.384% due 10/23/2035		500	596

CNH Industrial Capital LLC
4.375% due 11/06/2020		900	892

Conagra Brands, Inc.
2.378% (US0003M + 0.500%) due 10/09/2020 ~		800	789
3.800% due 10/22/2021		1,100	1,109

Continental Resources, Inc.
4.375% due 01/15/2028		400	187

Crown Castle International Corp.
3.400% due 02/15/2021		1,100	1,108

CVS Health Corp.
3.350% due 03/09/2021		213	215
3.700% due 03/09/2023		1,800	1,876

D.R. Horton, Inc.
4.375% due 09/15/2022		400	408

Dell International LLC
4.420% due 06/15/2021		1,500	1,517

Discover Bank
4.650% due 09/13/2028		2,100	2,134

Discovery Communications LLC
2.800% due 06/15/2020		200	200
2.950% due 03/20/2023		2,000	1,998

Dominion Energy Gas Holdings LLC
1.341% (US0003M + 0.600%) due 06/15/2021 ~		600	577

Duke Energy Corp.
2.204% (US0003M + 0.500%) due 05/14/2021 ~		800	792
2.400% due 08/15/2022		1,500	1,499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~		$400	$390

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	600	652

Fiserv, Inc.
3.200% due 07/01/2026		$2,300	2,373

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	300	291
0.000% due 12/07/2022 •		200	172
0.017% due 05/14/2021 •		100	104
3.200% due 01/15/2021		$500	486

Fox Corp.
3.666% due 01/25/2022		600	613

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~		500	490

General Electric Co.
0.375% due 05/17/2022	EUR	1,500	1,587

General Mills, Inc.
2.383% (US0003M + 0.540%) due 04/16/2021 ~		$200	195
3.200% due 04/16/2021		100	101

General Motors Financial Co., Inc.
2.728% (US0003M + 0.850%) due 04/09/2021 ~		100	90

GLP Capital LP
5.300% due 01/15/2029		1,400	1,207

Harley-Davidson Financial Services, Inc.
2.520% (US0003M + 0.940%) due 03/02/2021 ~		1,500	1,499

Hewlett Packard Enterprise Co.
2.620% (US0003M + 0.720%) due 10/05/2021 ~		1,700	1,601

Jackson National Life Global Funding
2.375% due 09/15/2022		2,600	2,595

Kilroy Realty LP
3.450% due 12/15/2024		200	197

Kinder Morgan, Inc.
5.000% due 02/15/2021		900	895

Komatsu Finance America, Inc.
2.437% due 09/11/2022		900	904

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		1,200	1,135

L3Harris Technologies, Inc.
2.250% (US0003M + 0.480%) due 04/30/2020 ~		1,200	1,198

MassMutual Global Funding
2.250% due 07/01/2022		2,600	2,610

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		200	197

Micron Technology, Inc.
4.185% due 02/15/2027		700	710

Mid-America Apartments LP
4.200% due 06/15/2028		1,000	1,041

Morgan Stanley
2.281% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	2,600	1,755

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	1,824

MUFG Union Bank N.A.
0.816% (SOFRRATE + 0.710%) due 12/09/2022 ~		$1,700	1,617

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		2,800	2,778

Navient Corp.
5.000% due 10/26/2020		300	297

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		300	290

Northwell Healthcare, Inc.
4.260% due 11/01/2047		800	860

Occidental Petroleum Corp.
2.900% due 08/15/2024		2,800	1,529

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONEOK, Inc.
4.550% due 07/15/2028	$200	$169

Reliance Standard Life Global Funding
2.625% due 07/22/2022	2,500	2,517

Rockwell Collins, Inc.
2.800% due 03/15/2022	1,000	1,011

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	700	689
6.250% due 03/15/2022	400	388

San Diego Gas & Electric Co.
3.600% due 09/01/2023	300	317

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	800	788

Southern Co.
2.950% due 07/01/2023	1,500	1,511

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	100	101

Spectra Energy Partners LP
2.014% (US0003M + 0.700%) due 06/05/2020 ~	300	297

Spirit AeroSystems, Inc.
1.541% (US0003M + 0.800%) due 06/15/2021 ~	100	95
3.950% due 06/15/2023	2,400	2,084

Spirit Realty LP
4.000% due 07/15/2029	600	588

Springleaf Finance Corp.
8.250% due 12/15/2020	300	302

Sprint Corp.
7.250% due 09/15/2021	100	104

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	225	225
4.738% due 09/20/2029	400	412

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	700	645

Tech Data Corp.
3.700% due 02/15/2022	600	594

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~	1,300	1,300

TTX Co.
2.600% due 06/15/2020	300	299

Verizon Communications, Inc.
4.016% due 12/03/2029	712	808
4.329% due 09/21/2028	496	573

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021	2,300	2,277

Wells Fargo & Co.
2.500% due 03/04/2021	600	601
2.911% (US0003M + 1.110%) due 01/24/2023 ~	1,800	1,678
3.007% (US0003M + 1.230%) due 10/31/2023 ~	2,700	2,578

Wells Fargo Bank N.A.
3.550% due 08/14/2023	2,200	2,310

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,847	2,849

		115,531

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~	693	644

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~	1,252	1,210

Hilton Worldwide Finance LLC
2.697% (LIBOR03M + 1.750%) due 06/22/2026 ~	571	536

		2,390

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	$800	$945

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	396	530

		1,475

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%

American Home Mortgage Assets Trust
1.137% due 05/25/2046 ^•	160	122

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	1,539	1,390

Banc of America Mortgage Trust
4.636% due 06/25/2035 ~	72	58

BCAP LLC Trust
2.793% due 01/26/2047 •	24	20

Bear Stearns Adjustable Rate Mortgage Trust
3.120% due 05/25/2034 ~	6	4
3.914% due 09/25/2034 ~	50	45
3.973% due 08/25/2033 ~	4	3
4.093% due 05/25/2047 ^~	121	106
4.149% due 10/25/2033 ~	4	3
4.364% due 11/25/2034 ~	3	2
4.459% due 05/25/2034 ~	10	9

Bear Stearns ALT-A Trust
1.107% due 02/25/2034 •	32	28
3.858% due 11/25/2035 ^~	279	232
3.882% due 05/25/2035 ~	8	7
3.884% due 08/25/2036 ^~	123	75

Bear Stearns Structured Products, Inc. Trust
3.726% due 01/26/2036 ^~	57	46

Chase Mortgage Finance Trust
3.896% due 07/25/2037 ~	71	58

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.097% due 01/25/2036 •	1,444	1,218

Citigroup Mortgage Loan Trust
1.767% due 08/25/2036 •	5,395	2,167
4.128% due 09/25/2037 ^~	136	120

Citigroup Mortgage Loan Trust, Inc.
4.403% due 08/25/2035 ^~	1,106	906

Commercial Mortgage Trust
1.373% due 01/10/2046 ~(a)	2,223	65

Countrywide Alternative Loan Trust
0.000% due 11/25/2035 •	35	29
0.983% due 07/20/2046 ^•	148	101
1.157% due 07/25/2046 ^•	1,299	1,029
1.227% due 02/25/2037 •	202	161
1.277% due 09/25/2035 •	1,033	714
1.297% due 05/25/2037 ^•	108	38
3.216% due 11/25/2047 ^•	672	529
3.676% due 11/25/2035 ^~	132	114
3.832% due 02/25/2037 ^~	35	30
5.250% due 06/25/2035 ^	13	11
6.250% due 12/25/2036	2,738	1,737
6.250% due 08/25/2037 ^	24	18
6.500% due 06/25/2036 ^	52	34

Countrywide Home Loan Mortgage Pass-Through Trust
1.147% due 04/25/2046 •	271	220
1.217% due 04/25/2046 •	3,844	1,455
1.707% due 09/25/2034 •	17	15
3.785% due 08/25/2034 ^~	2	2
4.107% due 08/25/2034 ^~	11	11
4.120% due 04/20/2035 ~	1	1
6.000% due 07/25/2036	1,291	971

Countrywide Home Loan Reperforming REMIC Trust
1.287% due 06/25/2035 •	74	67

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	161	65

DBUBS Mortgage Trust
0.302% due 11/10/2046 ~(a)	900	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.687% due 11/10/2046 ~(a)	$431	$1

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.087% due 07/25/2047 •	490	387

GreenPoint Mortgage Funding Trust
1.487% due 11/25/2045 •	7	5

GS Mortgage Securities Corp.
1.499% due 02/10/2046 ~(a)	2,161	75

GS Mortgage Securities Trust
1.942% due 11/10/2045 ~(a)	1,734	71

GSC Capital Corp. Mortgage Trust
1.127% due 05/25/2036 ^•	1,640	1,378

GSMPS Mortgage Loan Trust
1.297% due 01/25/2036 •	2,309	1,777

GSR Mortgage Loan Trust
2.930% due 03/25/2033 •	4	4
3.680% due 06/25/2034 ~	9	8
4.310% due 01/25/2035 ~	14	12

HarborView Mortgage Loan Trust
1.113% due 06/20/2035 •	19	18
2.816% due 12/19/2036 ^•	85	70

Impac CMB Trust
1.667% due 10/25/2034 •	485	437
1.947% due 07/25/2033 •	3	3

IndyMac Mortgage Loan Trust
3.558% due 09/25/2035 ^~	57	44

JPMorgan Mortgage Trust
3.659% due 11/25/2033 ~	3	3
4.006% due 10/25/2035 ~	17	15
6.000% due 06/25/2037	1,933	1,227

JPMorgan Resecuritization Trust
5.444% due 07/27/2037 ~	404	399

Lehman XS Trust
1.152% due 08/25/2046 •	1,920	1,598

Luminent Mortgage Trust
1.137% due 05/25/2046 •	1,830	1,410

MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•	44	3
6.000% due 02/25/2036	730	508

Merrill Lynch Mortgage Investors Trust
3.630% due 02/25/2036 ~	81	72
3.678% due 02/25/2036 ~	21	19
3.747% due 02/25/2033 ~	6	5
4.870% due 05/25/2033 ~	13	12

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ	211	119

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	2,359	2,379

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,029	3,035

OBX Trust
1.597% due 06/25/2057 •	894	844

Residential Accredit Loans, Inc. Trust
1.127% due 06/25/2046 •	319	94
2.910% due 10/25/2037 ~	520	418
3.466% due 08/25/2035 •	217	184
6.250% due 02/25/2037	2,233	1,903

Residential Asset Securitization Trust
1.347% due 01/25/2046 ^•	56	16
5.750% due 02/25/2036	1,127	1,022

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	1	1

Sequoia Mortgage Trust
0.973% due 07/20/2036 •	173	154
1.123% due 07/20/2033 •	33	28

Structured Adjustable Rate Mortgage Loan Trust
3.872% due 02/25/2034 ~	5	5
3.982% due 08/25/2035 ~	118	102
4.099% due 09/25/2035 ~	140	126
4.111% due 04/25/2034 ~	11	10

Structured Asset Mortgage Investments Trust
1.067% due 08/25/2036 •	1,555	1,246
1.157% due 05/25/2036 •	53	44
1.167% due 05/25/2036 •	140	122
1.167% due 09/25/2047 •	247	209
1.330% due 07/19/2034 •	6	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
1.227% due 01/25/2036 •	$1,447	$1,211

Structured Asset Securities Corp. Mortgage Loan Trust
1.237% due 10/25/2036 •	809	637

TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^þ	204	99

Thornburg Mortgage Securities Trust
2.137% due 06/25/2037 •	165	130
2.187% due 06/25/2047 ^•	81	65
2.197% due 06/25/2037 ^•	93	89
4.012% due 09/25/2037 ~	8	8

WaMu Mortgage Pass-Through Certificates Trust
1.257% due 01/25/2045 •	19	17
1.307% due 10/25/2045 •	1,030	936
2.207% due 07/25/2045 •	513	436
2.234% due 02/27/2034 •	14	13
3.357% due 12/25/2036 ^~	495	439
3.752% due 12/25/2035 ~	231	202
3.812% due 09/25/2036 ~	207	172
4.645% due 06/25/2033 ~	4	3

Washington Mutual Mortgage Pass-Through Certificates Trust
2.906% due 07/25/2046 ^•	43	27
6.500% due 03/25/2036	2,093	1,536

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	77	67
6.000% due 06/25/2037 ^	182	176

Wells Fargo-RBS Commercial Mortgage Trust
1.185% due 03/15/2045 ~(a)	4,629	128

		42,058

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	1,200,000	1,193

Bank of America Corp.
5.875% due 03/15/2028 •(g)	1,200,000	1,217

		2,410

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 55.8%

Fannie Mae
1.347% due 06/25/2036 •	38	37
3.500% due 01/01/2059	3,766	4,071
3.516% due 12/01/2034 •	15	15
4.295% due 06/01/2021	2,869	2,956
4.349% due 11/01/2034 •	31	32
6.000% due 04/25/2043 - 07/25/2044	90	103
6.500% due 11/25/2042	91	106

Fannie Mae, TBA
3.000% due 06/01/2040	19,000	19,856

Freddie Mac
0.974% due 11/25/2022 ~(a)	3,048	64
1.305% due 12/15/2037 •	13	13
2.005% due 01/15/2038 •	495	493
2.441% due 01/15/2038 ~(a)	495	32
3.166% due 10/25/2044 •	74	73
3.500% due 07/01/2048	6,069	6,435

Ginnie Mae
2.512% due 07/20/2066 - 11/20/2066 •	4,748	4,713
3.125% due 11/20/2026 - 12/20/2026 •	5	5
3.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	9	10
3.875% due 05/20/2028 - 06/20/2030 •	16	17
4.000% due 01/20/2030 •	4	4
6.000% due 08/20/2034	355	411

NCUA Guaranteed Notes
1.576% due 12/08/2020 •	547	547

Small Business Administration
5.600% due 09/01/2028	113	123

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	129

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
3.000% due 10/01/2049	$2,569	$2,721
3.500% due 10/01/2034 - 05/01/2049	6,857	7,293
4.000% due 06/01/2048 - 08/01/2049	14,292	15,261

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	41,600	43,006
3.000% due 05/01/2050	75,700	79,275
3.500% due 04/01/2035 - 05/01/2050	126,400	133,706
4.000% due 04/01/2050 - 05/01/2050	146,300	156,212
4.500% due 05/01/2050	12,600	13,555

		491,145

U.S. TREASURY OBLIGATIONS 3.7%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (o)	456	449
0.375% due 07/15/2025 (k)(m)	3,263	3,330
0.375% due 07/15/2027 (m)	3,901	4,017
0.500% due 01/15/2028 (k)(m)	12,235	12,760
1.375% due 02/15/2044 (k)(o)	1,217	1,563
1.750% due 01/15/2028 (m)(o)	862	981
2.375% due 01/15/2025 (o)	68	76
2.375% due 01/15/2027 (o)	384	445
2.500% due 01/15/2029 (k)(m)	2,883	3,542
3.875% due 04/15/2029 (m)(o)	2,354	3,176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
1.125% due 06/30/2021 (o)		$300	$304
1.750% due 10/31/2020 (o)		800	807
1.875% due 08/31/2022		100	104
2.000% due 11/30/2020 (o)		700	709
2.625% due 06/15/2021 (k)		600	618

			32,881

Total United States (Cost $764,892)			763,700

SHORT-TERM INSTRUMENTS 2.9%

COMMERCIAL PAPER 0.5%

Nomura Bank International PLC
0.061% due 04/16/2020	EUR	2,700	2,978

Syngenta Finance NV
0.081% due 05/12/2020		1,400	1,545

			4,523

REPURCHASE AGREEMENTS (j) 1.4%
			12,584

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	1,601	15
53.823% due 05/13/2020 (d)(e)		390	3

			18

SOUTH AFRICA TREASURY BILLS 0.1%
7.250% due 07/22/2020 (d)(e)	ZAR	21,200	1,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.9%
0.310% due 04/07/2020 - 09/24/2020 (c)(d)(m)(o)	$7,656	$7,655

Total Short-Term Instruments (Cost $26,670)		25,946

Total Investments in Securities (Cost $1,342,625)		1,330,515

	SHARES
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.4%

PIMCO Short Asset Portfolio	5,562,656	54,008

PIMCO Short-Term Floating NAV Portfolio III	256,980	2,524

Total Short-Term Instruments (Cost $58,032)		56,532

Total Investments in Affiliates (Cost $58,032)		56,532

Total Investments 157.6% (Cost $1,400,657)		$1,387,047

Financial Derivative Instruments (l)(n) (0.5)% (Cost or Premiums, net $(662))		(4,232)

Other Assets and Liabilities, net (57.1)%		(502,736)

Net Assets 100.0%		$880,079

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of India	2.395%	03/28/2022	12/19/2019	$695	$679	0.08%
Morgan Stanley	2.281	02/03/2023	01/30/2020	1,971	1,755	0.20

				$2,666	$2,434	0.28%

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.730%	01/22/2020	01/20/2022	GBP	8,016	United Kingdom Gilt 1.750% due 01/22/2049	$(10,776)	$9,957	$9,972
FICC	0.000	03/31/2020	04/01/2020	$	2,627	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	(2,683)	2,627	2,627

Total Repurchase Agreements							$(13,459)	$12,584	$12,599

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.470)%	02/27/2020	05/27/2020	EUR	(15,667)	$(17,271)
	(0.450)	02/27/2020	05/27/2020		(20,884)	(23,024)
	(0.300)	03/25/2020	08/20/2020		(5,805)	(6,402)
IND	0.450	03/30/2020	05/26/2020		$(8,682)	(8,683)
MBC	(0.350)	03/30/2020	08/20/2020	EUR	(2,992)	(3,299)

Total Reverse Repurchase Agreements						$(58,679)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions
TDM	0.250%	03/30/2020	04/02/2020	CAD	(4,119)	$(2,913)

Total Sale-Buyback Transactions						$(2,913)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.6)%
Sovereign Issues (0.6)%
Canada Government Bond	2.750%	12/01/2048	CAD	5,100	$(4,790)	$(4,892)

United Kingdom (1.2)%
Sovereign Issues (1.2)%
United Kingdom Gilt	1.750	01/22/2049	GBP	7,000	(10,150)	(10,772)

Total Short Sales (1.8)%					$(14,940)	$(15,664)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$9,972	$(46,697)	$0	$0	$(36,725)	$35,806	$(919)
FICC	2,627	0	0	0	2,627	(2,683)	(56)
IND	0	(8,683)	0	0	(8,683)	8,628	(55)
MBC	0	(3,299)	0	0	(3,299)	3,305	6

Master Securities Forward Transaction Agreement
RBC	0	0	0	(4,892)	(4,892)	0	(4,892)
RYL	0	0	0	(10,772)	(10,772)	0	(10,772)
TDM	0	0	(2,913)	0	(2,913)	2,858	(55)
TOR	0	0	0	0	0	(50)	(50)

Total Borrowings and Other Financing Transactions	$12,599	$(58,679)	$(2,913)	$(15,664)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	131

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(40,295)	$(9,701)	$(49,996)
U.S. Treasury Obligations	0	0	(8,683)	0	(8,683)

Total	$0	$0	$(48,978)	$(9,701)	$(58,679)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(2,913)	0	0	(2,913)

Total	$0	$(2,913)	$0	$0	$(2,913)

Total Borrowings	$0	$(2,913)	$(48,978)	$(9,701)	$(61,592)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(61,592)

(k)	Securities with an aggregate market value of $61,910 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(29,781) at a weighted average interest rate of 0.571%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $63 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures		$104.750	05/22/2020	5	$10	$0	$0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures		105.000	05/22/2020	32	64	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures		105.250	05/22/2020	214	428	2	0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures		106.250	05/22/2020	3	6	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		113.000	05/22/2020	1,798	1,798	16	70
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		113.250	05/22/2020	41	41	0	2
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		119.500	05/22/2020	91	91	1	4
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		121.500	05/22/2020	114	114	1	6
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		122.000	05/22/2020	2	2	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		122.500	05/22/2020	17	17	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures		147.500	05/22/2020	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures		200.000	05/22/2020	47	47	45	1
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures		265.000	05/22/2020	6	6	0	4
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures		290.000	05/22/2020	1	1	0	0
Call - CME 90-Day Eurodollar June 2022 Futures		99.750	06/13/2022	73	183	17	42
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	39	98	8	20
Call - MSE Canada Government 10-Year Bond June 2020 Futures	CAD	189.000	05/15/2020	375	375	3	1

Total Purchased Options						$93	$151

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 3-Year Note June Futures	06/2020	1,138	$81,974	$182	$46	$0
Australia Government 10-Year Bond June Futures	06/2020	141	13,062	34	174	0
Call Options Strike @ EUR 113.200 on Euro-Schatz June 2020 Futures (1)	05/2020	272	7	6	4	0
Call Options Strike @ EUR 113.400 on Euro-Schatz June 2020 Futures (1)	05/2020	80	2	1	1	0
Call Options Strike @ EUR 116.500 on Euro-Schatz June 2020 Futures (1)	05/2020	310	3	2	2	0
Call Options Strike @ EUR 185.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	298	3	0	0	0
Call Options Strike @ EUR 187.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	424	28	23	14	(9)
Call Options Strike @ EUR 189.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	159	7	5	5	(4)

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	69	$1	$0	$0	$0
Call Options Strike @ EUR 194.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	23	1	0	1	0
Call Options Strike @ EUR 194.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	150	2	0	0	0
Call Options Strike @ EUR 197.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	84	1	0	0	0
Call Options Strike @ EUR 198.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	29	0	0	0	0
Call Options Strike @ EUR 210.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	5	0	0	0	0
Call Options Strike @ GBP 150.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	1	0	0	0	0
Call Options Strike @ GBP 151.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	14	0	0	0	0
Call Options Strike @ GBP 152.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	418	0	(6)	0	0
Call Options Strike @ GBP 154.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	13	0	0	0	0
Call Options Strike @ GBP 158.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	90	0	(1)	0	0
Call Options Strike @ GBP 162.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	55	0	(1)	0	0
Call Options Strike @ GBP 165.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	15	0	0	0	0
Euro-Bobl June Futures	06/2020	564	84,105	(441)	205	(187)
Euro-BTP Italy Government Bond June Futures	06/2020	412	64,256	(2,829)	0	(1,077)
Euro-Buxl 30-Year Bond June Futures	06/2020	17	3,935	(149)	43	(85)
Japan Government 10-Year Bond June Futures	06/2020	37	52,500	(908)	134	(55)
Put Options Strike @ EUR 106.000 on Euro-BTP Italy Government Bond June 2020 Futures (1)	05/2020	396	4	0	0	0
Put Options Strike @ EUR 128.500 on Euro-Bobl June 2020 Futures (1)	05/2020	2	0	0	0	0
Put Options Strike @ EUR 130.500 on Euro-Bobl June 2020 Futures (1)	05/2020	482	8	5	3	(3)
Put Options Strike @ EUR 131.500 on Euro-Bobl June 2020 Futures (1)	05/2020	85	3	2	0	(1)
U.S. Treasury 2-Year Note June Futures	06/2020	258	56,859	818	0	(8)
U.S. Treasury 5-Year Note June Futures	06/2020	1,880	235,676	7,447	0	(88)
U.S. Treasury 10-Year Note June Futures	06/2020	54	7,489	171	0	(8)

				$4,361	$632	$(1,525)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Call Options Strike @ EUR 177.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	63	$(35)	$23	$19	$(15)
Canada Government 10-Year Bond June Futures	06/2020	351	(36,699)	(1,671)	10	(35)
Euro-Bund 10-Year Bond June Futures	06/2020	526	(100,077)	941	632	(603)
Euro-OAT France Government 10-Year Bond June Futures	06/2020	391	(72,107)	1,828	558	(306)
Euro-Schatz June Futures	06/2020	422	(52,216)	(19)	23	(30)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	7	(1,553)	(136)	23	0
United Kingdom Long Gilt June Futures	06/2020	495	(83,735)	(1,630)	308	(246)

				$(664)	$1,573	$(1,235)

Total Futures Contracts				$3,697	$2,205	$(2,760)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.141%	EUR	400	$(13)	$10	$(3)	$0	$0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	8.858	$	600	(94)	137	43	10	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.048		1,600	(44)	32	(12)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.095	EUR	300	(7)	5	(2)	0	0

							$(158)	$184	$26	$10	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR	400	$7	$(6)	$1	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.014		1,000	2	(129)	(127)	0	(27)
Shell International Finance BV	1.000	Quarterly	12/20/2026	1.387		100	3	(6)	(3)	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2022	0.423		200	(1)	4	3	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.069		1,000	(33)	30	(3)	3	0

							$(22)	$(107)	$(129)	$3	$(28)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	133

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	500	$0	$14	$14	$4	$0
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029	EUR	2,700	(47)	116	69	5	0

						$(47)	$130	$83	$9	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	4,100	$(78)	$(252)	$(330)	$9	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		23,500	(1,094)	(1,029)	(2,123)	66	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		5,600	(238)	(400)	(638)	19	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		400	(43)	(2)	(45)	1	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		14,900	386	(434)	(48)	0	(43)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		39,700	(675)	410	(265)	0	(120)
iTraxx Crossover 32 5-Year Index	5.000	Quarterly	12/20/2024	EUR	1,900	281	(320)	(39)	4	0
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024		20,500	241	(187)	54	0	(35)

						$(1,220)	$(2,214)	$(3,434)	$99	$(198)

INTEREST RATE SWAPS - BASIS SWAPS

		Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
Pay Floating Rate Index	Receive Floating Rate Index							Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$238,900	$(2)	$(53)	$(55)	$0	$(17)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	48,300	0	(9)	(9)	0	(10)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	9,100	0	7	7	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	6,900	0	7	7	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	34,300	3	44	47	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	32,200	0	(8)	(8)	8	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	7,300	0	(4)	(4)	2	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	53,800	12	(66)	(54)	12	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	22,600	0	(31)	(31)	4	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	17,200	0	(22)	(22)	3	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	5,700	0	(13)	(13)	0	0

					$13	$(148)	$(135)	$31	$(27)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	22,400	$5	$329	$334	$13	$0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905	Quarterly	12/03/2039		2,400	0	(145)	(145)	0	(2)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.080	Annual	09/15/2021	$	38,600	0	(553)	(553)	0	(2)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.304	Annual	09/15/2021		9,900	0	(179)	(179)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673	Annual	04/30/2025		2,000	0	(265)	(265)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		1,900	0	(253)	(253)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,900	0	(255)	(255)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,900	0	(256)	(256)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		4,300	0	(581)	(581)	3	0
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025	BRL	2,400	0	3	3	0	0
Pay	3-Month CAD-Bank Bill	2.250	Semi-Annual	06/19/2021	CAD	5,100	23	46	69	1	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		5,700	0	49	49	0	(8)
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		5,400	(44)	148	104	0	(8)
Pay(7)	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		20,400	4	773	777	0	(93)

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.900%	Semi-Annual	12/18/2029	CAD	39,400	$578	$1,473	$2,051	$0	$(178)
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		15,400	(311)	706	395	0	(71)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,700	42	340	382	0	(31)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		4,300	0	828	828	0	(76)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		2,700	57	295	352	0	(47)
Receive	3-Month CAD-Bank Bill	1.390	Semi-Annual	03/18/2050		1,800	0	29	29	28	0
Pay(7)	3-Month GBP-LIBOR	1.080	Quarterly	12/03/2039	GBP	2,400	0	141	141	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	17,000	333	(433)	(100)	1	0
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2021		50,800	167	276	443	13	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		20,000	73	(523)	(450)	0	(5)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		93,300	(1,343)	(2,624)	(3,967)	0	(25)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		23,800	(55)	(423)	(478)	0	(19)
Receive	3-Month USD-LIBOR	1.570	Semi-Annual	02/27/2022		29,200	(65)	(539)	(604)	0	(23)
Pay(7)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		54,000	(166)	870	704	46	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		20,450	0	(569)	(569)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		33,600	696	(2,468)	(1,772)	6	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		16,900	0	(421)	(421)	6	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		20,050	0	(470)	(470)	7	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		8,600	0	(227)	(227)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		9,300	62	(546)	(484)	0	(1)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		700	24	3	27	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		15,000	(427)	(1,960)	(2,387)	26	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		1,100	34	(122)	(88)	6	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		24,300	2,287	2,660	4,947	0	(142)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		5,400	(152)	438	286	0	(32)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		9,300	216	(705)	(489)	53	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		5,600	(18)	(2,071)	(2,089)	169	0
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		7,800	147	1,134	1,281	0	(222)
Pay(7)	3-Month ZAR-JIBAR	6.975	Quarterly	01/07/2025	ZAR	237,000	68	136	204	215	0
Receive	3-Month ZAR-JIBAR	6.590	Quarterly	03/06/2025		237,000	0	80	80	0	(226)
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		2,700	8	(1)	7	4	0
Pay	6-Month CHF-LIBOR	0.620	Annual	03/18/2025	CHF	8,050	46	(86)	(40)	18	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		1,600	(16)	68	52	1	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022	EUR	285,300	320	646	966	0	(37)
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		40,000	2	(29)	(27)	0	(8)
Pay	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		60,600	(574)	(280)	(854)	0	(12)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		46,600	(2)	200	198	0	(11)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		6,900	229	232	461	0	(7)
Pay	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		77,300	(2,058)	993	(1,065)	36	(65)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		10,500	159	25	184	0	(13)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		20,900	1,799	(2,295)	(496)	261	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	23,400	(27)	182	155	0	(2)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	06/17/2022		22,700	(7)	173	166	8	0
Pay(7)	6-Month GBP-LIBOR	0.737	Semi-Annual	02/14/2024		21,600	0	53	53	2	0
Pay(7)	6-Month GBP-LIBOR	0.745	Semi-Annual	02/17/2024		32,600	0	84	84	3	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025		44,800	57	594	651	8	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2025		17,800	147	391	538	11	0
Receive(7)	6-Month GBP-LIBOR	0.803	Semi-Annual	02/14/2028		4,350	0	(54)	(54)	0	(4)
Receive(7)	6-Month GBP-LIBOR	0.811	Semi-Annual	02/17/2028		6,600	0	(85)	(85)	0	(6)
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		11,800	(70)	317	247	16	0
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		4,300	(17)	(205)	(222)	0	(8)
Receive(7)	6-Month GBP-LIBOR	0.672	Semi-Annual	02/26/2031		1,750	0	(17)	(17)	0	(2)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		1,200	29	(96)	(67)	0	(4)
Pay(7)	6-Month GBP-LIBOR	0.722	Semi-Annual	02/26/2051		610	0	29	29	2	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	6,310,000	(638)	(420)	(1,058)	0	(67)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		2,160,000	39	(1,112)	(1,073)	0	(79)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		410,000	(28)	(336)	(364)	0	(27)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	8,900	(5)	(41)	(46)	0	(4)
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		13,300	0	(51)	(51)	0	(6)
Receive	6-Month PLN-WIBOR	1.873	Annual	01/09/2025	PLN	20,300	0	(233)	(233)	0	(10)
Pay	6-Month PLN-WIBOR	1.830	Annual	02/05/2025		25,700	0	280	280	11	0
Receive	6-Month PLN-WIBOR	1.248	Annual	03/10/2025		5,200	0	(20)	(20)	0	(2)
Pay	UKRPI	3.386	Maturity	01/15/2030	GBP	1,400	0	16	16	1	0
Pay	UKRPI	3.436	Maturity	02/15/2030		800	0	12	12	1	0
Pay	UKRPI	3.450	Maturity	02/15/2030		2,400	3	38	41	2	0
Pay	UKRPI	3.453	Maturity	02/15/2030		4,800	0	85	85	3	0

							$1,631	$(6,774)	$(5,143)	$989	$(1,586)

Total Swap Agreements							$197	$(8,929)	$(8,732)	$1,141	$(1,839)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	135

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$151	$2,205	$1,141	$3,497	$0	$(2,760)	$(1,839)	$(4,599)

(m)

Securities with an aggregate market value of $20,435 and cash of $7,838 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	AUD	2,278		$1,489	$88	$0
	04/2020	GBP	25,049		32,298	1,185	0
	04/2020	ILS	1,236		339	0	(10)
	04/2020	NOK	53,289		5,026	0	(99)
	04/2020	SEK	12,109		1,205	0	(19)
	04/2020		$2,116	DKK	14,045	0	(41)
	05/2020		3,982	CAD	5,714	80	0
	05/2020		5,029	NOK	53,289	98	0
	05/2020		1,206	SEK	12,109	19	0
	06/2020	CNY	10,756		$1,533	17	0
	07/2020	ZAR	21,200		1,431	262	0

BPS	04/2020	BRL	12,446		2,785	390	0
	04/2020	EUR	1,461		1,634	22	0
	04/2020	GBP	7,254		9,276	266	0
	04/2020		$2,394	BRL	12,446	1	0
	04/2020		34,287	EUR	30,997	187	(287)
	04/2020		13,862	GBP	10,854	138	(518)
	04/2020		1,480	NOK	13,783	0	(154)
	05/2020	AUD	1,128		$736	42	0
	05/2020	EUR	3,595		3,985	15	0
	05/2020		$12,182	CHF	11,352	0	(363)
	05/2020		5,098	COP	21,292,063	123	0
	05/2020		12,357	INR	907,869	0	(444)
	06/2020	IDR	35,170,593		$2,303	174	0
	06/2020		$2,284	CNH	15,887	0	(46)
	06/2020		1,527	CNY	10,756	0	(11)
	06/2020		32	PLN	123	0	(2)

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2020		$449	TWD	13,352	$0	$(3)
	07/2020	BRL	33,800		$8,114	1,645	0
	09/2020	HKD	7,740		985	0	(13)

BRC	04/2020	INR	913,067		12,586	601	0
	04/2020	JPY	3,579,400		32,565	0	(724)
	04/2020	NOK	385		37	0	0
	04/2020		$1,896	EUR	1,700	0	(21)
	04/2020		58,023	GBP	47,468	937	0
	05/2020	GBP	47,468		$58,061	0	(940)
	05/2020		$8,699	CHF	8,028	0	(340)
	05/2020		2,819	JPY	291,000	0	(107)
	06/2020		1,564	CNH	10,910	0	(27)
	09/2020		10,838	HKD	84,996	119	0

BSH	05/2020		3,450	MXN	67,669	0	(611)
	07/2020		9,202	BRL	46,700	0	(264)

CBK	04/2020	BRL	15,600		$3,418	416	0
	04/2020	CAD	5,825		4,371	232	0
	04/2020	COP	21,190,829		6,203	993	0
	04/2020	EUR	16,610		18,583	270	(7)
	04/2020	GBP	25,071		31,645	882	(377)
	04/2020	MXN	32,940		1,449	62	0
	04/2020	PEN	55,613		16,446	247	0
	04/2020		$3,001	BRL	15,600	1	0
	04/2020		4,131	CAD	5,825	8	0
	04/2020		42,595	DKK	294,205	867	0
	04/2020		11,301	EUR	10,405	258	(84)
	04/2020		987	GBP	803	10	0
	04/2020		13,882	PEN	47,199	0	(132)
	04/2020		1,939	ZAR	29,924	0	(267)
	05/2020	AUD	1,047		$690	46	0
	05/2020	CAD	5,825		4,132	0	(8)
	05/2020	JPY	1,005,600		9,101	28	(297)
	05/2020	MXN	9,786		497	87	0
	05/2020	PEN	21,510		6,385	127	0
	05/2020		$965	AUD	1,684	71	0
	05/2020		6,528	CAD	8,780	0	(286)
	05/2020		53,296	JPY	5,719,100	412	(416)
	05/2020		3,574	NZD	5,653	0	(202)
	06/2020	CNH	23,010		$3,260	19	0
	06/2020	TWD	14,386		483	2	0
	07/2020	DKK	270,000		39,263	0	(755)
	07/2020		$8,767	PEN	30,481	80	0
	08/2020	PEN	47,199		$13,818	131	0

DUB	04/2020	BRL	17,364		3,480	138	0
	04/2020	PEN	383		109	0	(2)
	04/2020		$3,340	BRL	17,364	2	0
	05/2020		2,618		13,446	0	(36)

FBF	05/2020	CAD	4,051		$2,864	0	(16)
	05/2020		$465	CHF	456	10	0

GLM	04/2020	BRL	9,460		$2,111	290	0
	04/2020	DKK	333,026		49,796	604	(6)
	04/2020	EUR	2,846		3,075	0	(64)
	04/2020	GBP	5,842	EUR	6,898	354	0
	04/2020	JPY	159,545		$1,480	0	(4)
	04/2020	RUB	261,947		3,870	532	(1)
	04/2020	SEK	15,046		1,561	40	0
	04/2020		$1,820	BRL	9,460	1	0
	04/2020		12,271	RUB	767,254	0	(2,494)
	04/2020		605	SEK	5,675	0	(32)
	05/2020	AUD	971		$597	0	0
	05/2020	CHF	590		604	0	(11)
	05/2020	PEN	77		22	0	(1)
	05/2020		$3,303	CAD	4,690	31	0
	05/2020		265	RUB	20,947	2	0
	06/2020	CNH	10,768		$1,528	11	0
	06/2020		$3	CLP	2,798	0	0
	07/2020	BRL	12,900		$3,066	597	0
	07/2020	DKK	6,595		968	0	(9)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	137

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	04/2020	BRL	21,190		$4,682	$604	$0
	04/2020	GBP	396		470	0	(22)
	04/2020	ILS	1,357		369	0	(15)
	04/2020	SEK	12,953		1,363	53	0
	04/2020		$4,076	BRL	21,190	2	0
	04/2020		3,607	DKK	23,930	0	(72)
	04/2020		1,141	GBP	968	62	0
	04/2020		12,443	INR	913,067	0	(457)
	04/2020		10,481	NZD	16,742	0	(491)
	04/2020		799	SEK	7,480	0	(43)
	05/2020	AUD	32,084		$21,188	1,450	0
	05/2020	CAD	9,158		6,355	0	(155)
	05/2020	GBP	420		520	0	(2)
	05/2020	JPY	541,600		5,038	0	(9)
	05/2020	MXN	44,908		2,270	386	0
	05/2020	NZD	16,826		10,646	609	0
	05/2020		$1,785	CAD	2,393	0	(84)
	05/2020		3,321	JPY	356,000	0	(3)
	05/2020		8,130	MXN	159,500	0	(1,438)
	06/2020	CNH	471,521		$67,316	895	0
	06/2020	HKD	3,035		391	0	(1)
	06/2020	IDR	30,527,238		2,101	252	0
	06/2020	SGD	345		248	5	0

IND	04/2020		$1,086	EUR	1,000	17	0
	05/2020		3,312		2,991	0	(10)

JPM	04/2020	NOK	725		$77	7	0
	04/2020	RON	137		32	1	0
	04/2020		$10,346	EUR	9,262	0	(131)
	04/2020		1,339	SEK	14,000	77	0
	04/2020	ZAR	12,102		$764	88	0
	05/2020	CHF	551		568	0	(5)
	05/2020	INR	453,544		6,294	343	0
	05/2020		$741	GBP	600	5	0
	06/2020	IDR	725,730		$51	7	0

MYI	04/2020	EUR	168,542		184,555	109	(1,439)
	04/2020	NOK	13,800		1,472	145	0
	04/2020		$33,152	JPY	3,579,400	137	0
	04/2020		152	ZAR	2,433	0	(16)
	05/2020	JPY	3,579,400		$33,223	0	(120)
	05/2020	NZD	7,431		4,821	388	0
	05/2020		$754	CAD	1,000	0	(43)
	06/2020	IDR	6,797,790		$459	47	0
	06/2020		$11,185	IDR	155,310,891	0	(1,780)
	06/2021		65	EUR	51	0	(8)

RBC	05/2020		691	CAD	1,000	20	0
	05/2020		1,120	JPY	119,300	0	(9)

RYL	04/2020	RUB	36,332		$459	0	(4)

SCX	04/2020	EUR	2,630		2,908	8	0
	05/2020	CAD	8,523		6,426	367	0
	05/2020	EUR	131,970		144,988	0	(748)
	06/2020	CNH	22,367		3,173	22	0
	06/2020		$20,195	CNH	141,728	0	(231)
	09/2020	HKD	78,260		$9,958	0	(131)

SSB	04/2020		$17,360	BRL	76,060	0	(2,722)
	05/2020	CAD	2,275		$1,611	0	(6)
	05/2020	INR	454,325		6,320	358	0

TOR	05/2020		$1,556	CAD	2,123	0	(47)

UAG	04/2020	CAD	1,978		$1,483	77	0
	04/2020	CHF	5,711		5,982	48	0
	04/2020	RUB	21,985		277	0	(4)
	04/2020		$7,257	NOK	68,199	0	(697)
	04/2020		276	RUB	21,985	4	0
	05/2020	CAD	1,776		$1,286	24	0
	05/2020		$9,316	AUD	13,786	0	(834)

Total Forward Foreign Currency Contracts						$20,887	$(22,328)

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.585	04/16/2020	9,300	$1	$30
	Call - OTC EUR versus GBP	GBP	0.950	04/23/2020	11,772	1	16
	Call - OTC USD versus JPY	JPY	139.000	04/22/2020	15,800	1	0
	Call - OTC USD versus NOK	NOK	10.700	04/16/2020	8,000	1	77
	Call - OTC USD versus SEK	SEK	11.250	04/22/2020	5,800	1	3

GLM	Call - OTC EUR versus USD	$	1.420	05/08/2020	50,000	5	2
	Put - OTC EUR versus GBP	GBP	0.833	04/22/2020	13,146	77	7
	Put - OTC EUR versus USD	$	1.085	04/08/2020	10,149	35	21

						$122	$156

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/21/2021	2,600	$104	$34

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	5,700	422	154

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175	09/15/2021	5,300	225	72
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860	02/26/2021	1,400	85	83

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.005	06/08/2020	3,100	124	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.984	06/09/2020	1,700	65	2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	4,800	356	125
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	3,800	149	50

							$1,530	$523

Total Purchased Options							$1,652	$679

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
HUS	Call - OTC EUR versus CNH	CNH	7.850	04/02/2020	6,640	$(33)	$(16)

GLM	Call - OTC EUR versus RUB	RUB	73.000	04/02/2020	6,156	(60)	(1,049)

GLM	Call - OTC EUR versus USD	$	1.105	04/08/2020	10,149	(40)	(61)

						$(133)	$(1,126)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020%	12/21/2021	21,300	$(97)	$(11)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	47,400	(421)	(46)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/06/2020	36,300	(51)	(403)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/11/2020	36,200	(52)	(402)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880	09/15/2021	44,000	(225)	(17)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780	02/26/2021	3,950	(83)	(83)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	1,200	(37)	(60)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/28/2020	1,900	(76)	(96)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	600	(18)	(30)

MYC	Put - OTC 1-Year Interest Rate Swap (2)	3-Month USD-LIBOR	Pay	1.600	06/08/2020	74,400	(124)	0
	Put - OTC 1-Year Interest Rate Swap (2)	3-Month USD-LIBOR	Pay	1.600	06/09/2020	40,800	(65)	0
	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	1,708,000	(6)	(12)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	39,900	(355)	(34)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	31,500	(145)	(16)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	1,000	(31)	(50)

							$(1,786)	$(1,260)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	139

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor (2)	0.000%	3-Month USD-LIBOR	10/07/2022	18,250	$(19)	$(27)
	Call - OTC 1-Year Interest Rate Floor (2)	0.000	3-Month USD-LIBOR	10/08/2022	9,750	(9)	(15)

						$(28)	$(42)

Total Written Options						$(1,947)	$(2,428)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.159%	$	400	$(14)	$6	$0	$(8)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		3,100	(111)	52	0	(59)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		2,700	(67)	0	0	(67)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.263		1,500	(29)	(7)	0	(36)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		2,800	(97)	44	0	(53)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		3,200	(80)	0	0	(80)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		800	(28)	13	0	(15)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.263		2,700	(52)	(13)	0	(65)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		2,600	(91)	42	0	(49)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		1,500	(37)	0	0	(37)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		2,000	(48)	(2)	0	(50)

								$(654)	$135	$0	$(519)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability

CBK	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	3.617%	$	100	$(5)	$(3)	$0	$(8)

GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864		800	(35)	(53)	0	(88)

JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617		500	(26)	(13)	0	(39)

								$(66)	$(69)	$0	$(135)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	7,900	$5,451	$1	$(555)	$0	$(554)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.172% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/23/2030	EUR	6,300	6,995	29	(81)	0	(52)

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	7,700	5,313	(28)	(511)	0	(539)

MYI	Floating rate equal to 3-Month EUR-EURIBOR less 0.162% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/18/2030	EUR	3,100	3,462	(16)	(8)	0	(24)

								$(14)	$(1,155)	$0	$(1,169)

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	0.243%	Annual	03/05/2025	ILS	4,400	$0	$(17)	$0	$(17)

GLM	Pay	3-Month ILS-TELBOR	1.780	Annual	04/22/2029		3,200	0	90	90	0

HUS	Pay	3-Month CNY-CNREPOFIX	2.630	Quarterly	03/18/2025	CNY	62,100	0	166	166	0

JPM	Pay	3-Month ILS-TELBOR	1.018	Annual	03/01/2024	ILS	76,100	0	505	505	0

								$0	$744	$761	$(17)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	$	1,186	$4	$53	$57	$0
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020		814	3	37	40	0
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020		21,700	70	972	1,042	0

									$77	$1,062	$1,139	$0

Total Swap Agreements									$(657)	$717	$1,900	$(1,840)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$1,749	$126	$57	$1,932	$(169)	$0	$(25)	$(194)	$1,738	$(1,980)	$(242)
BPS	3,003	0	40	3,043	(1,841)	0	(126)	(1,967)	1,076	(820)	256
BRC	1,657	0	0	1,657	(2,159)	0	(169)	(2,328)	(671)	372	(299)
BSH	0	0	0	0	(875)	0	0	(875)	(875)	724	(151)
CBK	5,249	0	0	5,249	(2,831)	0	(629)	(3,460)	1,789	(1,270)	519
DUB	140	34	0	174	(38)	(11)	0	(49)	125	(70)	55
FBF	10	154	0	164	(16)	(46)	0	(62)	102	(340)	(238)
GLM	2,462	185	90	2,737	(2,622)	(2,171)	(539)	(5,332)	(2,595)	2,185	(410)
GST	0	0	1,042	1,042	0	0	(202)	(202)	840	(941)	(101)
HUS	4,318	0	166	4,484	(2,792)	(16)	(37)	(2,845)	1,639	(1,450)	189
IND	17	0	0	17	(10)	0	0	(10)	7	0	7
JPM	528	0	505	1,033	(136)	(30)	(89)	(255)	778	(670)	108
MYC	0	180	0	180	0	(154)	0	(154)	26	(602)	(576)
MYI	826	0	0	826	(3,406)	0	(24)	(3,430)	(2,604)	2,831	227
RBC	20	0	0	20	(9)	0	0	(9)	11	0	11
RYL	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SCX	397	0	0	397	(1,110)	0	0	(1,110)	(713)	(20)	(733)
SSB	358	0	0	358	(2,728)	0	0	(2,728)	(2,370)	2,305	(65)
TOR	0	0	0	0	(47)	0	0	(47)	(47)	0	(47)
UAG	153	0	0	153	(1,535)	0	0	(1,535)	(1,382)	1,538	156

Total Over the Counter	$20,887	$679	$1,900	$23,466	$(22,328)	$(2,428)	$(1,840)	$(26,596)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	141

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

(o)

Securities with an aggregate market value of $10,044 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$151	$151
Futures	0	0	0	0	2,205	2,205
Swap Agreements	0	121	0	0	1,020	1,141

	$0	$121	$0	$0	$3,376	$3,497

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,887	$0	$20,887
Purchased Options	0	0	0	156	523	679
Swap Agreements	0	0	0	0	1,900	1,900

	$0	$0	$0	$21,043	$2,423	$23,466

	$0	$121	$0	$21,043	$5,799	$26,963

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,760	$2,760
Swap Agreements	0	226	0	0	1,613	1,839

	$0	$226	$0	$0	$4,373	$4,599

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,328	$0	$22,328
Written Options	0	0	0	1,126	1,302	2,428
Swap Agreements	0	654	0	1,169	17	1,840

	$0	$654	$0	$24,623	$1,319	$26,596

	$0	$880	$0	$24,623	$5,692	$31,195

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(39)	$(39)
Written Options	0	0	0	0	340	340
Futures	0	0	0	0	2,205	2,205
Swap Agreements	0	(3,478)	0	0	(9,429)	(12,907)

	$0	$(3,478)	$0	$0	$(6,923)	$(10,401)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,684	$0	$15,684
Purchased Options	0	0	0	145	1,724	1,869
Written Options	0	97	0	973	(810)	260
Swap Agreements	0	(223)	0	(5,948)	1,848	(4,323)

	$0	$(126)	$0	$10,854	$2,762	$13,490

	$0	$(3,604)	$0	$10,854	$(4,161)	$3,089

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$77	$77
Written Options	0	0	0	0	(4)	(4)
Futures	0	0	0	0	5,270	5,270
Swap Agreements	0	(2,189)	0	0	(2,017)	(4,206)

	$0	$(2,189)	$0	$0	$3,326	$1,137

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,219)	$0	$(6,219)
Purchased Options	0	0	0	95	(1,007)	(912)
Written Options	0	(24)	0	(704)	555	(173)
Swap Agreements	0	69	0	3,467	1,046	4,582

	$0	$45	$0	$(3,361)	$594	$(2,722)

	$0	$(2,144)	$0	$(3,361)	$3,920	$(1,585)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$77	$0	$77
Sovereign Issues	0	306	0	306
Australia
Asset-Backed Securities	0	337	0	337
Corporate Bonds & Notes	0	4,290	0	4,290
Non-Agency Mortgage-Backed Securities	0	2,089	0	2,089
Sovereign Issues	0	10,502	0	10,502
Austria
Corporate Bonds & Notes	0	440	0	440
Brazil
Corporate Bonds & Notes	0	3,112	0	3,112
Canada
Corporate Bonds & Notes	0	4,096	0	4,096
Non-Agency Mortgage-Backed Securities	0	1,496	0	1,496
Sovereign Issues	0	420	0	420
Cayman Islands
Asset-Backed Securities	0	15,970	0	15,970
Corporate Bonds & Notes	0	19,022	0	19,022
China
Corporate Bonds & Notes	0	3,252	0	3,252
Sovereign Issues	0	49,763	0	49,763
Cyprus
Sovereign Issues	0	941	0	941
Denmark
Corporate Bonds & Notes	0	41,745	0	41,745

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Finland
Sovereign Issues	$0	$6,437	$0	$6,437
France
Sovereign Issues	0	26,613	0	26,613
Germany
Corporate Bonds & Notes	0	13,472	0	13,472
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,024	0	1,024
Hong Kong
Corporate Bonds & Notes	0	639	0	639
India
Corporate Bonds & Notes	0	1,078	0	1,078
Sovereign Issues	0	679	0	679
Indonesia
Corporate Bonds & Notes	0	403	0	403
Ireland
Asset-Backed Securities	0	6,385	0	6,385
Corporate Bonds & Notes	0	8,906	0	8,906
Israel
Sovereign Issues	0	1,283	0	1,283
Italy
Corporate Bonds & Notes	0	8,754	0	8,754
Sovereign Issues	0	1,173	0	1,173
Japan
Corporate Bonds & Notes	0	12,999	0	12,999
Sovereign Issues	0	29,128	0	29,128
Jersey, Channel Islands
Corporate Bonds & Notes	0	225	0	225

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	143

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Kuwait
Sovereign Issues	$0	$5,628	$0	$5,628
Lithuania
Sovereign Issues	0	1,865	0	1,865
Luxembourg
Corporate Bonds & Notes	0	3,399	0	3,399
Multinational
Corporate Bonds & Notes	0	710	0	710
Netherlands
Asset-Backed Securities	0	9,244	0	9,244
Corporate Bonds & Notes	0	13,965	0	13,965
Preferred Securities	0	301	0	301
Norway
Corporate Bonds & Notes	0	111	0	111
Peru
Sovereign Issues	0	13,981	0	13,981
Poland
Corporate Bonds & Notes	0	111	0	111
Qatar
Sovereign Issues	0	16,892	0	16,892
Saudi Arabia
Sovereign Issues	0	4,188	0	4,188
Singapore
Corporate Bonds & Notes	0	1,913	0	1,913
Slovenia
Sovereign Issues	0	2,491	0	2,491
South Africa
Sovereign Issues	0	165	0	165
South Korea
Corporate Bonds & Notes	0	701	0	701
Sovereign Issues	0	318	0	318
Spain
Corporate Bonds & Notes	0	2,068	0	2,068
Preferred Securities	0	598	0	598
Sovereign Issues	0	54,011	0	54,011
Switzerland
Corporate Bonds & Notes	0	11,274	0	11,274
United Arab Emirates
Sovereign Issues	0	1,533	0	1,533
United Kingdom
Corporate Bonds & Notes	0	69,342	0	69,342
Non-Agency Mortgage-Backed Securities	0	48,557	0	48,557
Preferred Securities	0	447	0	447
United States
Asset-Backed Securities	0	75,810	0	75,810
Corporate Bonds & Notes	0	115,531	0	115,531
Loan Participations and Assignments	0	2,390	0	2,390

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Municipal Bonds & Notes	$0	$1,475	$0	$1,475
Non-Agency Mortgage-Backed Securities	0	42,058	0	42,058
Preferred Securities	0	2,410	0	2,410
U.S. Government Agencies	0	491,145	0	491,145
U.S. Treasury Obligations	0	32,881	0	32,881
Short-Term Instruments
Commercial Paper	0	4,523	0	4,523
Repurchase Agreements	0	12,584	0	12,584
Argentina Treasury Bills	0	18	0	18
South Africa Treasury Bills	0	1,166	0	1,166
U.S. Treasury Bills	0	7,655	0	7,655

	$0	$1,330,515	$0	$1,330,515

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$56,532	$0	$0	$56,532

Total Investments	$56,532	$1,330,515	$0	$1,387,047

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(4,892)	$0	$(4,892)
United Kingdom
Sovereign Issues	0	(10,772)	0	(10,772)

	$0	$(15,664)	$0	$(15,664)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,268	1,229	0	3,497
Over the counter	0	23,466	0	23,466

	$2,268	$24,695	$0	$26,963

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,760)	(1,839)	0	(4,599)
Over the counter	0	(26,596)	0	(26,596)

	$(2,760)	$(28,435)	$0	$(31,195)

Total Financial Derivative Instruments	$(492)	$(3,740)	$0	$(4,232)

Totals	$56,040	$1,311,111	$0	$1,367,151

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International Bond Fund (Unhedged)

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 156.4%

ARGENTINA 0.1%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	10,050	$115

SOVEREIGN ISSUES 0.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	600	175
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	20,340	155
38.039% (ARLLMONP) due 06/21/2020 ~		41,340	300

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		340	3

			633

Total Argentina (Cost $3,350)			748

AUSTRALIA 2.3%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
1.392% due 07/21/2026	AUD	843	517

CORPORATE BONDS & NOTES 0.3%

Volkswagen Financial Services Australia Pty. Ltd.
2.950% due 06/22/2020		6,300	3,885

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Pepper Residential Securities Trust
1.741% due 03/12/2061 •		$2,528	2,514

RESIMAC Bastille Trust
2.307% due 09/05/2057 •		2,633	2,616

			5,130

SOVEREIGN ISSUES 1.6%

New South Wales Treasury Corp.
2.000% due 03/20/2031	AUD	2,600	1,659
3.000% due 02/20/2030		5,400	3,812

Queensland Treasury Corp.
1.750% due 08/21/2031		2,600	1,624
3.500% due 08/21/2030		6,900	5,074

South Australia Government Financing Authority
2.750% due 05/24/2030		1,600	1,093

South Australian Government Financing Authority
1.750% due 05/24/2032		1,900	1,168

Treasury Corp. of Victoria
1.500% due 11/20/2030		4,100	2,527
2.500% due 10/22/2029		400	270
4.250% due 12/20/2032		2,200	1,761

Western Australia Treasury Corp.
2.750% due 07/24/2029		500	344

			19,332

Total Australia (Cost $31,566)			28,864

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	200	220

Total Austria (Cost $243)			220

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.5%

Banco Bradesco S.A.
2.850% due 01/27/2023		$2,000	1,893

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
5.093% due 01/15/2030		$3,527	$3,232
7.250% due 03/17/2044		700	715

			5,840

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,000	1,002

Total Brazil (Cost $7,387)			6,842

CANADA 1.8%

CORPORATE BONDS & NOTES 0.9%

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		$900	890
2.900% due 07/15/2022		1,400	1,287

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,500

HSBC Bank Canada
1.650% due 09/10/2022		$3,600	3,649
3.300% due 11/28/2021		3,000	3,079

			10,405

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Canadian Mortgage Pools
1.843% (CDOR01 + 0.100%) due 06/01/2020 ~	CAD	849	603
2.043% (CDOR01 + 0.300%) due 07/01/2020 ~		2,242	1,593
2.043% (CDOR01 + 0.300%) due 08/01/2020 ~		808	574

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055		1,296	883
2.867% due 02/12/2055		2,400	1,566
3.072% due 08/12/2053		1,027	732

			5,951

SOVEREIGN ISSUES 0.4%

Canada Government Real Return Bond
1.500% due 12/01/2044		1,302	1,155

Province of Quebec
5.000% due 12/01/2038		3,200	3,143

			4,298

Total Canada (Cost $21,736)			20,654

CAYMAN ISLANDS 3.2%

ASSET-BACKED SECURITIES 2.3%

Bowman Park CLO Ltd.
2.863% due 11/23/2025 •		$1,161	1,148

Cent CLO Ltd.
2.901% due 10/15/2026 •		3,300	3,236

Dryden Senior Loan Fund
2.731% due 10/15/2027 •		3,143	3,013

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		800	777

Figueroa CLO Ltd.
2.731% due 01/15/2027 •		1,467	1,463

Jamestown CLO Ltd.
2.521% due 07/15/2026 •		666	637
3.056% due 01/17/2027 •		2,164	2,136

JMP Credit Advisors CLO Ltd.
2.686% due 01/17/2028 •		3,400	3,335

Mountain View CLO Ltd.
2.631% due 10/15/2026 •		461	456
2.668% due 10/13/2027 •		3,137	3,004

Octagon Investment Partners Ltd.
2.931% due 04/15/2026 •		454	454

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sudbury Mill CLO Ltd.
2.986% due 01/17/2026 •		$3,154	$3,150

Venture CDO Ltd.
2.711% due 04/15/2027 •		700	682

WhiteHorse Ltd.
2.766% due 04/17/2027 •		427	422

Zais CLO Ltd.
2.981% due 04/15/2028 •		3,400	3,314

			27,227

CORPORATE BONDS & NOTES 0.9%

China Evergrande Group
8.250% due 03/23/2022		200	163

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		800	772

Country Garden Holdings Co. Ltd.
4.750% due 01/17/2023		300	282
7.125% due 04/25/2022		400	404

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	503

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		1,000	905

QNB Finance Ltd.
2.988% (US0003M + 1.350%) due 05/31/2021 ~		4,300	4,131

Sands China Ltd.
4.600% due 08/08/2023		500	514
5.125% due 08/08/2025		600	569
5.400% due 08/08/2028		1,500	1,418

Sunac China Holdings Ltd.
7.875% due 02/15/2022		600	576

Tencent Holdings Ltd.
3.595% due 01/19/2028		300	319

			10,556

Total Cayman Islands (Cost $39,005)			37,783

CHINA 7.3%

SOVEREIGN ISSUES 7.3%

China Development Bank
3.050% due 08/25/2026	CNY	23,400	3,301
3.180% due 04/05/2026		41,100	5,861
3.680% due 02/26/2026		220,400	32,301
3.740% due 09/10/2025		10,300	1,517
3.800% due 01/25/2036		7,000	1,024
4.040% due 04/10/2027		66,300	9,889
4.040% due 07/06/2028		7,800	1,169
4.150% due 10/26/2025		6,300	946
4.240% due 08/24/2027		130,200	19,682
4.880% due 02/09/2028		59,300	9,349

China Government Bond
2.740% due 08/04/2026		1,800	255
2.950% due 06/16/2023		5,300	763
3.220% due 12/06/2025		5,300	775
4.400% due 12/12/2046		1,500	256

Total China (Cost $86,120)			87,088

DENMARK 5.1%

CORPORATE BONDS & NOTES 5.1%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	127,800	18,139
1.500% due 10/01/2050		20,683	3,046

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		55,815	7,910
1.500% due 10/01/2037		1,081	163
1.500% due 10/01/2050		15,766	2,328
2.000% due 10/01/2050		13,782	2,089
2.500% due 10/01/2047		27	4

Nykredit Realkredit A/S
1.000% due 10/01/2050		110,461	15,551
1.500% due 10/01/2050		68,977	10,161
2.000% due 10/01/2050		5,820	883

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	145

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 10/01/2036	DKK	267	$41
2.500% due 10/01/2047		36	6

Realkredit Danmark A/S
2.500% due 07/01/2047		24	4

Total Denmark (Cost $62,186)			60,325

FINLAND 1.3%

SOVEREIGN ISSUES 1.3%

Finland Government Bond
0.500% due 04/15/2026 (k)	EUR	7,000	8,074
0.875% due 09/15/2025 (k)		5,800	6,808

Total Finland (Cost $14,880)			14,882

FRANCE 3.7%

CORPORATE BONDS & NOTES 0.9%

Altice France S.A.
7.375% due 05/01/2026		$2,200	2,234

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	1,200	1,516

Credit Agricole S.A.
2.375% due 01/22/2025		$1,600	1,569
2.821% (US0003M + 1.020%) due 04/24/2023 ~		900	855
3.750% due 04/24/2023		1,550	1,582

Danone S.A.
2.077% due 11/02/2021		3,500	3,506

			11,262

SOVEREIGN ISSUES 2.8%

France Government International Bond
1.500% due 05/25/2050 (k)	EUR	2,000	2,633
2.000% due 05/25/2048 (k)		14,900	21,655
3.250% due 05/25/2045 (k)		5,000	8,798
			33,086

Total France (Cost $37,317)			44,348

GERMANY 1.5%

CORPORATE BONDS & NOTES 1.5%

Deutsche Bank AG
2.617% (US0003M + 0.815%) due 01/22/2021 ~		$3,300	3,180
2.625% due 02/12/2026	EUR	1,800	1,799
3.041% (US0003M + 1.290%) due 02/04/2021 ~		$1,300	1,251
3.150% due 01/22/2021		1,800	1,759
3.961% due 11/26/2025 •		3,000	2,780
4.250% due 10/14/2021		5,600	5,331

Hamburg Commercial Bank AG
0.250% due 11/19/2020	EUR	300	332

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)		300	255

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,800	1,275

Total Germany (Cost $19,591)			17,962

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,200	1,229

Total Guernsey, Channel Islands (Cost $1,198)			1,229

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$900	958

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		$700	$713

Total Hong Kong (Cost $1,585)			1,671

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$1,400	1,089

Total India (Cost $1,419)			1,089

INDONESIA 0.2%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$600	605

SOVEREIGN ISSUES 0.1%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	1,000	1,107

Total Indonesia (Cost $1,798)			1,712

IRELAND 1.2%

ASSET-BACKED SECURITIES 1.0%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	2,500	2,655

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •		2,281	2,486

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •		3,000	3,260

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		250	267

Toro European CLO DAC
0.900% due 10/15/2030 •		3,400	3,637

			12,305

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$300	291

AIB Group PLC
4.750% due 10/12/2023		500	496

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		500	498

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		700	706

			1,991

Total Ireland (Cost $14,980)			14,296

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%

Israel Government International Bond
3.250% due 01/17/2028		$1,000	1,063
4.125% due 01/17/2048		900	968

Total Israel (Cost $1,886)			2,031

ITALY 3.2%

CORPORATE BONDS & NOTES 1.2%

Banca Carige SpA
1.085% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	4,000	4,364
1.314% (EUR003M + 1.700%) due 10/25/2021 ~		4,200	4,673

UniCredit SpA
6.750% due 09/10/2021 •(g)(h)		700	670
7.500% due 06/03/2026 •(g)(h)		900	907
7.830% due 12/04/2023		$2,900	3,101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 06/03/2022 •(g)(h)	EUR	400	$417

			14,132

SOVEREIGN ISSUES 2.0%

Italy Buoni Poliennali Del Tesoro
1.450% due 03/01/2036 (k)		1,400	1,442
1.750% due 07/01/2024 (k)		10,000	11,450
2.450% due 10/01/2023		150	176
2.450% due 09/01/2050 (k)		1,600	1,781
2.500% due 11/15/2025 (k)		4,500	5,358
2.950% due 09/01/2038 (k)		2,200	2,721
3.850% due 09/01/2049 (k)		1,000	1,431

			24,359

Total Italy (Cost $38,854)			38,491

JAPAN 14.2%

CORPORATE BONDS & NOTES 1.6%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,900	1,921
2.291% (US0003M + 0.540%) due 08/04/2020 ~		6,600	6,553
2.362% due 05/28/2021		200	202

Japan Tobacco, Inc.
2.000% due 04/13/2021		1,000	998

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		500	538

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		401	401

Mizuho Financial Group, Inc.
1.648% (US0003M + 0.880%) due 09/11/2022 ~		4,200	4,037
1.768% (US0003M + 1.000%) due 09/11/2024 ~		800	757
3.922% due 09/11/2024 •		1,300	1,373

ORIX Corp.
3.250% due 12/04/2024		400	421

Sumitomo Mitsui Financial Group, Inc.
2.679% (US0003M + 1.680%) due 03/09/2021 ~		1,200	1,187
2.934% due 03/09/2021		1,000	1,002

			19,390

SOVEREIGN ISSUES 12.6%

Japan Bank for International Cooperation
1.750% due 10/17/2024		700	725
3.250% due 07/20/2023		1,700	1,834
3.375% due 10/31/2023		500	544

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,000	1,089

Japan Government International Bond
0.100% due 03/10/2028	JPY	1,104,780	10,270
0.500% due 09/20/2046		274,000	2,609
0.500% due 03/20/2049		1,745,000	16,585
0.700% due 12/20/2048		1,850,000	18,487
1.400% due 09/20/2034		8,800,000	95,119
1.600% due 03/20/2033		2,000	22

Tokyo Metropolitan Government
2.500% due 06/08/2022		$2,800	2,906

			150,190

Total Japan (Cost $150,023)			169,580

JERSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

AA Bond Co. Ltd.
4.249% due 07/31/2043	GBP	500	612

Heathrow Funding Ltd.
4.875% due 07/15/2023		$500	528

Total Jersey, Channel Islands (Cost $1,262)			1,140

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
2.750% due 03/20/2022		$500	$504
3.500% due 03/20/2027		7,200	7,504

Total Kuwait (Cost $7,647)			8,008

LITHUANIA 0.4%

SOVEREIGN ISSUES 0.4%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	1,800	2,122
6.125% due 03/09/2021		$2,100	2,176

Total Lithuania (Cost $4,283)			4,298

LUXEMBOURG 0.4%

CORPORATE BONDS & NOTES 0.4%

Allergan Funding SCS
1.500% due 11/15/2023	EUR	300	339

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022		1,000	1,097

Emerald Bay S.A.
0.000% due 10/08/2020 (d)		1,000	1,070

NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$1,800	1,832

Total Luxembourg (Cost $4,490)			4,338

NETHERLANDS 2.1%

ASSET-BACKED SECURITIES 0.7%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	800	854

Babson Euro CLO BV
0.434% due 10/25/2029 •		1,149	1,252

Dryden Euro CLO BV
0.880% due 01/15/2030 •		3,000	3,178

Ozlme BV
0.820% due 01/18/2030 •		3,450	3,634

			8,918

CORPORATE BONDS & NOTES 1.4%

BNG Bank NV
4.750% due 03/06/2023	AUD	3,000	2,049

British Transco International Finance BV
0.000% due 11/04/2021 (d)		$2,300	2,245

Cooperatieve Rabobank UA
3.125% due 04/26/2021		800	806
5.500% due 06/29/2020 •(g)(h)	EUR	1,100	1,168
6.625% due 06/29/2021 •(g)(h)		800	847

Enel Finance International NV
2.650% due 09/10/2024		$2,700	2,583
2.875% due 05/25/2022		800	775

LeasePlan Corp. NV
1.000% due 05/24/2021	EUR	1,300	1,427

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$1,200	1,196

NXP BV
4.625% due 06/01/2023		2,400	2,473

Vonovia Finance BV
5.000% due 10/02/2023		500	545

			16,114

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		500,000	502

Total Netherlands (Cost $26,573)			25,534

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.2%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$1,100	$1,176

SOVEREIGN ISSUES 0.1%

Kommunalbanken A/S
4.500% due 07/18/2022	AUD	1,900	1,264

Total Norway (Cost $3,037)			2,440

PERU 0.8%

SOVEREIGN ISSUES 0.8%

Peru Government International Bond
5.350% due 08/12/2040	PEN	3,300	918
5.940% due 02/12/2029		1,700	530
6.350% due 08/12/2028		19,100	6,174
6.950% due 08/12/2031		4,700	1,592

Total Peru (Cost $9,193)			9,214

POLAND 0.4%

CORPORATE BONDS & NOTES 0.0%

PKO Bank Hipoteczny S.A.
0.250% due 11/23/2021	EUR	400	443

SOVEREIGN ISSUES 0.4%

Poland Government International Bond
2.250% due 04/25/2022	PLN	16,600	4,124
3.250% due 07/25/2025		300	80

			4,204

Total Poland (Cost $4,726)			4,647

QATAR 2.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Qatar National Bank SAQ
2.595% (LIBOR03M + 0.900%) due 12/22/2020 «~		$7,000	7,000

SOVEREIGN ISSUES 1.7%

Qatar Government International Bond
3.875% due 04/23/2023		10,400	10,725
4.000% due 03/14/2029		3,900	4,187
4.500% due 04/23/2028		4,800	5,271

			20,183

Total Qatar (Cost $26,062)			27,183

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	172,100	2,350

Total Russia (Cost $2,677)			2,350

SAUDI ARABIA 1.2%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$1,100	1,078

SOVEREIGN ISSUES 1.1%

Saudi Government International Bond
2.375% due 10/26/2021		4,300	4,264
2.875% due 03/04/2023		1,300	1,302
3.250% due 10/26/2026		1,000	1,002
3.625% due 03/04/2028		1,500	1,530
4.000% due 04/17/2025		3,700	3,855

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 04/16/2029		$600	$647

			12,600

Total Saudi Arabia (Cost $13,430)			13,678

SINGAPORE 0.6%

CORPORATE BONDS & NOTES 0.6%

BOC Aviation Ltd.
2.375% due 09/15/2021		$400	401
2.750% due 09/18/2022		300	309
2.813% (US0003M + 1.050%) due 05/02/2021 ~		300	300
3.500% due 09/18/2027		600	608

Clifford Capital Pte. Ltd.
3.380% due 03/07/2028		1,500	1,687

DBS Bank Ltd.
3.300% due 11/27/2021		1,000	1,035

Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~		1,700	1,693

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		1,000	1,053

Total Singapore (Cost $6,712)			7,086

SLOVENIA 0.5%

SOVEREIGN ISSUES 0.5%

Slovenia Government International Bond
5.250% due 02/18/2024		$5,177	5,836

Total Slovenia (Cost $5,276)			5,836

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$1,100	908

Total South Africa (Cost $1,100)			908

SOUTH KOREA 2.2%

SOVEREIGN ISSUES 2.2%

Korea Government International Bond
2.125% due 06/10/2027	KRW	3,015,000	2,584
2.375% due 12/10/2027		3,370,000	2,941
2.375% due 12/10/2028		12,640,000	11,059
2.625% due 06/10/2028		6,030,000	5,373
5.500% due 03/10/2028		3,370,000	3,596

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$500	531

Total South Korea (Cost $27,245)			26,084

SPAIN 6.0%

CORPORATE BONDS & NOTES 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	1,200	1,128

Banco Santander S.A.
3.848% due 04/12/2023		$600	615

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	600	681

Telefonica Emisiones S.A.
5.134% due 04/27/2020		$3,100	3,105

			5,529

SOVEREIGN ISSUES 5.5%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	500	680
4.900% due 09/15/2021		3,650	4,273

Spain Government International Bond
0.250% due 07/30/2024 (k)		5,500	6,093

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	147

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.600% due 10/31/2029 (k)	EUR	19,100	$21,020
0.750% due 07/30/2021 (k)		1,100	1,230
1.400% due 07/30/2028 (k)		12,000	14,166
1.450% due 10/31/2027 (k)		1,800	2,125
1.450% due 04/30/2029 (k)		8,100	9,608
1.500% due 04/30/2027 (k)		1,400	1,656
2.900% due 10/31/2046 (k)		2,800	4,054

			64,905

Total Spain (Cost $70,291)			70,434

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.1%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$4,800	4,907

Credit Suisse Group AG
3.869% due 01/12/2029 •		400	406
6.250% due 12/18/2024 •(g)(h)		200	186
7.500% due 07/17/2023 •(g)(h)		600	553

UBS AG
1.125% due 06/30/2020	EUR	1,300	1,436
2.450% due 12/01/2020		$1,700	1,696
5.125% due 05/15/2024 (h)		2,863	2,891
7.625% due 08/17/2022 (h)		550	567

Total Switzerland (Cost $13,008)			12,642

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$1,600	1,591

SOVEREIGN ISSUES 0.2%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		2,300	2,351

Total United Arab Emirates (Cost $3,871)			3,942

UNITED KINGDOM 15.0%

CORPORATE BONDS & NOTES 9.2%

Annington Funding PLC
1.650% due 07/12/2024	EUR	2,000	2,221

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$6,400	6,550

Barclays PLC
3.250% due 02/12/2027	GBP	200	236
3.250% due 01/17/2033		700	765
4.375% due 01/12/2026		$1,680	1,715
4.836% due 05/09/2028		1,400	1,447
4.972% due 05/16/2029 •		4,300	4,648
5.088% due 06/20/2030 •		1,500	1,557
7.125% due 06/15/2025 •(g)(h)	GBP	1,400	1,490
7.750% due 09/15/2023 •(g)(h)		$500	439
7.875% due 03/15/2022 •(g)(h)		1,900	1,748
8.000% due 12/15/2020 •(g)(h)	EUR	600	632
8.000% due 06/15/2024 •(g)(h)		$800	743

British Telecommunications PLC
9.625% due 12/15/2030		1,200	1,851

Clydesdale Bank PLC
2.250% due 04/21/2020	GBP	2,200	2,730

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ		600	728

FCE Bank PLC
1.660% due 02/11/2021	EUR	300	311

Frontier Finance PLC
8.000% due 03/23/2022	GBP	3,800	4,874

HSBC Holdings PLC
2.292% (US0003M + 0.600%) due 05/18/2021 ~		$1,600	1,567
2.692% (US0003M + 1.000%) due 05/18/2024 ~		900	840
3.239% (US0003M + 2.240%) due 03/08/2021 ~		1,300	1,293

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.041% due 03/13/2028 •		$1,000	$1,020
4.300% due 03/08/2026		1,340	1,433
4.750% due 07/04/2029 •(g)(h)	EUR	500	477

Imperial Brands Finance PLC
2.950% due 07/21/2020		$3,300	3,294

Lloyds Bank PLC
0.375% due 01/18/2021	EUR	500	554
2.232% (US0003M + 0.490%) due 05/07/2021 ~		$1,300	1,225
3.300% due 05/07/2021		1,500	1,501
4.000% due 09/29/2020	EUR	400	450
4.875% due 03/30/2027	GBP	1,700	2,656

Lloyds Banking Group PLC
3.900% due 03/12/2024		$1,400	1,420
4.050% due 08/16/2023		2,200	2,292
4.375% due 03/22/2028		700	755
4.450% due 05/08/2025		600	644
4.582% due 12/10/2025		3,574	3,685
4.650% due 03/24/2026		1,900	1,961
5.125% due 12/27/2024 •(g)(h)	GBP	600	561
7.875% due 06/27/2029 •(g)(h)		200	228

Nationwide Building Society
2.000% due 01/27/2023		$1,100	1,078
3.766% due 03/08/2024 •		3,000	2,916
3.960% due 07/18/2030 •		900	912
4.302% due 03/08/2029 •		1,900	2,011

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		1,300	1,277

Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	1,000	1,087
2.500% due 03/22/2023		2,641	2,893
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$1,500	1,359
3.875% due 09/12/2023		700	708
4.269% due 03/22/2025 •		4,000	4,116
4.519% due 06/25/2024 •		3,700	3,731
5.076% due 01/27/2030 •		1,600	1,742
8.000% due 08/10/2025 •(g)(h)		1,000	940
8.625% due 08/15/2021 •(g)(h)		400	392

Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,200	1,200
3.125% due 01/08/2021		1,200	1,198
3.373% due 01/05/2024 •		2,100	2,118
4.796% due 11/15/2024 •		6,000	6,297
7.375% due 06/24/2022 •(g)(h)	GBP	400	411

Santander UK PLC
0.884% (SONIO/N + 0.550%) due 02/12/2027 ~		2,500	2,964
4.250% due 04/12/2021	EUR	600	691

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	809	1,223
5.744% due 04/13/2040		483	746

Virgin Media Secured Finance PLC
4.875% due 01/15/2027		400	462
5.000% due 04/15/2027		1,300	1,547

Vodafone Group PLC
2.833% (US0003M + 0.990%) due 01/16/2024 ~		$2,500	2,359

Yorkshire Building Society
1.250% due 06/11/2021	EUR	100	112

			109,031

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

Aggregator of Loans Backed by Assets PLC
1.483% due 04/24/2049	GBP	1,664	2,048

Business Mortgage Finance PLC
2.756% due 02/15/2041 •		1,348	1,646

Durham Mortgages B PLC
1.351% due 03/31/2054 •		2,307	2,840

EuroMASTR PLC
0.687% due 06/15/2040 •		251	271

Eurosail PLC
1.456% due 06/13/2045 •		1,552	1,904

Finsbury Square PLC
0.000% due 03/16/2070 •		1,600	1,936

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.110% due 09/12/2065 •		$430	$517
1.140% due 09/12/2065 •		640	774
1.410% due 09/12/2068 •		1,524	1,854
1.457% due 06/16/2069 •		4,234	5,086

Hawksmoor Mortgages
1.761% due 05/25/2053 •		4,714	5,761

Lanark Master Issuer PLC
1.555% due 12/22/2069 •		2,050	2,541

Precise Mortgage Funding PLC
1.140% due 03/12/2055 •		930	1,135

Residential Mortgage Securities PLC
1.337% due 03/20/2050 •		2,060	2,550
1.487% due 12/20/2046 •		1,967	2,369
1.737% due 09/20/2065 •		2,051	2,536

Ripon Mortgages PLC
1.551% due 08/20/2056 •		5,997	7,310

RMAC Securities PLC
0.934% due 06/12/2044 •		$221	192

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	5,418	6,591

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •		3,518	4,245

Uropa Securities PLC
0.734% due 06/10/2059 •		531	628
0.884% due 06/10/2059 •		130	149
1.084% due 06/10/2059 •		101	113
1.284% due 06/10/2059 •		108	113

			55,109

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		2,380	387

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.2%

United Kingdom Gilt
4.250% due 12/07/2040		$4,800	9,886
4.750% due 12/07/2038		2,100	4,443

			14,329

Total United Kingdom (Cost $184,353)			178,856

UNITED STATES 71.5%

ASSET-BACKED SECURITIES 3.7%

ACE Securities Corp. Home Equity Loan Trust
1.097% due 07/25/2036 •		$2,468	1,014

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.817% due 07/25/2034 •		511	500

Amortizing Residential Collateral Trust
1.647% due 10/25/2031 •		2	1

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.767% due 02/25/2034 •		239	210

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ		211	211

Bear Stearns Asset-Backed Securities Trust
1.197% due 08/25/2020 ^•		182	98
1.347% due 09/25/2046 •		652	569

CIT Group Home Equity Loan Trust
1.487% due 06/25/2033 •		13	13

Citigroup Mortgage Loan Trust
1.007% due 07/25/2045 •		828	624
1.017% due 05/25/2037 •		97	69

Countrywide Asset-Backed Certificates
1.287% due 12/25/2036 ^•		55	33

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •		1	1

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization LLC
1.067% due 07/25/2037 •	$151	$89

Fremont Home Loan Trust
1.087% due 01/25/2037 •	1,743	984

GSAMP Trust
1.077% due 12/25/2046 •	1,407	766
1.187% due 09/25/2036 •	2,005	830

Home Equity Asset Trust
1.547% due 11/25/2032 •	1	1

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	395	216

Lehman XS Trust
1.097% due 04/25/2037 ^•	136	136

Merrill Lynch Mortgage Investors Trust
1.027% due 09/25/2037 •	189	104
1.067% due 02/25/2037 •	41	15
1.697% due 06/25/2036 •	196	193

Morgan Stanley ABS Capital, Inc. Trust
0.997% due 07/25/2036 •	61	28
1.147% due 05/25/2037 •	5,473	3,154

Morgan Stanley Home Equity Loan Trust
1.297% due 04/25/2037 •	1,363	754

Morgan Stanley Mortgage Loan Trust
1.307% due 04/25/2037 •	419	160
5.919% due 09/25/2046 ^þ	1,593	587

Navient Private Education Loan Trust
1.405% due 09/16/2024 •	16	16

NovaStar Mortgage Funding Trust
1.487% due 05/25/2036 •	3,700	2,924

Option One Mortgage Loan Trust
1.167% due 04/25/2037 •	1,611	1,165

People’s Choice Home Loan Securities Trust
2.297% due 01/25/2035 •	1,341	1,233

Popular ABS Mortgage Pass-Through Trust
1.257% due 06/25/2047 ^•	1,769	1,394

Securitized Asset-Backed Receivables LLC Trust
0.997% due 12/25/2036 •	33	19
1.007% due 12/25/2036 ^•	31	8
1.077% due 05/25/2037 ^•	437	332
1.197% due 03/25/2036 •	4,368	2,893

SG Mortgage Securities Trust
1.097% due 10/25/2036 •	1,800	1,538

Soundview Home Loan Trust
1.007% due 11/25/2036 •	31	11
1.197% due 08/25/2037 •	3,000	2,290

Structured Asset Securities Corp. Mortgage Loan Trust
3.081% due 04/25/2035 •	119	110

Terwin Mortgage Trust
1.887% due 11/25/2033 •	63	55

Towd Point Mortgage Trust
1.947% due 05/25/2058 •	2,491	2,458
2.900% due 10/25/2059 ~	12,831	12,569

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	3,500	3,575

Washington Mutual Asset-Backed Certificates Trust
1.007% due 10/25/2036 •	46	21

		43,971

CORPORATE BONDS & NOTES 10.4%

Allergan Sales LLC
4.875% due 02/15/2021	700	711

American Express Co.
2.315% (US0003M + 0.620%) due 05/20/2022 ~	1,500	1,439
2.750% due 05/20/2022	1,200	1,226

American Honda Finance Corp.
2.142% (US0003M + 0.450%) due 02/15/2022 ~	400	384

American Tower Corp.
2.800% due 06/01/2020	1,300	1,290
3.450% due 09/15/2021	3,000	3,018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
1.800% due 09/05/2026	EUR	2,500	$2,788
1.964% (US0003M + 1.180%) due 06/12/2024 ~		$2,700	2,509
2.330% (US0003M + 0.750%) due 06/01/2021 ~		6,500	6,313
2.781% (US0003M + 0.950%) due 07/15/2021 ~		3,100	3,047

Aviation Capital Group LLC
2.530% (US0003M + 0.950%) due 06/01/2021 ~		1,200	1,146
7.125% due 10/15/2020		900	890

Bank of America Corp.
2.328% due 10/01/2021 •		3,600	3,595
2.369% due 07/21/2021 •		3,500	3,498

BAT Capital Corp.
2.572% (US0003M + 0.880%) due 08/15/2022 ~		300	277

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~		1,200	1,112
1.846% (US0003M + 0.630%) due 06/25/2021 ~		700	678
3.875% due 12/15/2023		300	308
4.250% due 12/15/2025		1,700	1,770
4.375% due 12/15/2028		2,500	2,678

BMW U.S. Capital LLC
2.000% due 04/11/2021		100	98

Bristol-Myers Squibb Co.
2.250% due 08/15/2021		600	604

Brixmor Operating Partnership LP
4.125% due 06/15/2026		2,700	2,824

Broadcom Corp.
2.200% due 01/15/2021		500	494

Campbell Soup Co.
3.300% due 03/15/2021		500	499
3.650% due 03/15/2023		372	379

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		500	508

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~		800	778
4.464% due 07/23/2022		600	620
5.125% due 07/01/2049		2,100	2,244

Citibank N.A.
2.295% (US0003M + 0.600%) due 05/20/2022 ~		1,800	1,740
2.844% due 05/20/2022 •		900	902

CNH Industrial Capital LLC
4.375% due 11/06/2020		800	793

Comcast Corp.
0.250% due 05/20/2027	EUR	1,200	1,239

Continental Resources, Inc.
4.375% due 01/15/2028		$600	280

CRH America Finance, Inc.
4.500% due 04/04/2048		500	471

CVS Health Corp.
3.350% due 03/09/2021		213	215
3.700% due 03/09/2023		1,000	1,042

D.R. Horton, Inc.
4.375% due 09/15/2022		600	612

Daimler Finance North America LLC
2.143% (US0003M + 0.430%) due 02/12/2021 ~		2,200	2,121

Dell International LLC
4.420% due 06/15/2021		500	506

Discover Bank
3.350% due 02/06/2023		400	402

Dominion Energy Gas Holdings LLC
1.341% (US0003M + 0.600%) due 06/15/2021 ~		1,400	1,346

EMC Corp.
2.650% due 06/01/2020		120	120

Emera U.S. Finance LP
2.700% due 06/15/2021		3,100	3,136

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~		$300	$293

Equitable Holdings, Inc.
3.900% due 04/20/2023		200	200
4.350% due 04/20/2028		1,800	1,755

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	600	660

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •		100	86
0.017% due 05/14/2021 •		600	622
3.021% due 03/06/2024		2,100	1,897

General Electric Co.
0.000% due 05/28/2020 •		300	330
6.250% due 09/29/2020	GBP	700	883

General Mills, Inc.
2.383% (US0003M + 0.540%) due 04/16/2021 ~		$300	292
3.200% due 04/16/2021		200	202
4.000% due 04/17/2025		100	108

General Motors Financial Co., Inc.
2.728% (US0003M + 0.850%) due 04/09/2021 ~		100	90
3.388% (US0003M + 1.550%) due 01/14/2022 ~		700	581

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		1,400	1,498

Harley-Davidson Financial Services, Inc.
2.520% (US0003M + 0.940%) due 03/02/2021 ~		1,000	999

Hewlett Packard Enterprise Co.
1.464% (US0003M + 0.680%) due 03/12/2021 ~		3,700	3,580

Kilroy Realty LP
3.450% due 12/15/2024		200	197

Kimco Realty Corp.
3.300% due 02/01/2025		1,200	1,210

Kinder Morgan, Inc.
5.000% due 02/15/2021		600	597

Komatsu Finance America, Inc.
2.118% due 09/11/2020		300	300

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		1,600	1,514

Morgan Stanley
2.281% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	8,100	5,466

MUFG Americas Holdings Corp.
3.000% due 02/10/2025		$3,040	2,803

NextEra Energy Capital Holdings, Inc.
2.399% (US0003M + 0.720%) due 02/25/2022 ~		2,000	1,945

Nissan Motor Acceptance Corp.
1.261% (US0003M + 0.520%) due 03/15/2021 ~		400	393

Norfolk Southern Railway Co.
9.750% due 06/15/2020		400	405

Northwell Healthcare, Inc.
4.260% due 11/01/2047		1,195	1,284

ONEOK, Inc.
4.550% due 07/15/2028		400	337

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,600	3,731

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		700	689
6.250% due 03/15/2022		200	194

Santander Holdings USA, Inc.
3.400% due 01/18/2023		700	692

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~		1,200	1,183

Southern Co.
2.950% due 07/01/2023		2,900	2,922

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	149

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	$300	$304

Spectra Energy Partners LP
2.014% (US0003M + 0.700%) due 06/05/2020 ~	300	297

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	500	434

Sprint Spectrum Co. LLC
4.738% due 09/20/2029	700	720

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~	1,800	1,800

Ventas Realty LP
3.125% due 06/15/2023	1,500	1,569

Verizon Communications, Inc.
2.792% (US0003M + 1.100%) due 05/15/2025 ~	2,500	2,280

Volkswagen Group of America Finance LLC
2.477% (US0003M + 0.770%) due 11/13/2020 ~	2,000	1,975
2.653% (US0003M + 0.940%) due 11/12/2021 ~	1,900	1,860
3.875% due 11/13/2020	1,400	1,396
4.000% due 11/12/2021	1,500	1,485

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •	3,600	3,586

WRKCo, Inc.
3.750% due 03/15/2025	700	705

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,600	1,601
3.550% due 04/01/2025	1,500	1,513

		124,113

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,155	1,073

MUNICIPAL BONDS & NOTES 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	335	335

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.8%

Adjustable Rate Mortgage Trust
4.402% due 09/25/2035 ^~	96	83
4.628% due 07/25/2035 ~	96	88

American Home Mortgage Assets Trust
1.137% due 09/25/2046 ^•	812	648

American Home Mortgage Investment Trust
3.033% due 09/25/2045 •	89	86

Banc of America Funding Trust
3.975% due 10/20/2046 ^~	657	481
4.184% due 01/20/2047 ^~	114	100
4.262% due 11/20/2034 ~	399	357
5.500% due 09/25/2035	795	789
5.750% due 11/25/2035	377	368
6.000% due 08/25/2036 ^	104	93

Banc of America Mortgage Trust
4.096% due 09/25/2035 ^~	122	100
4.296% due 07/25/2035 ~	51	40

BCAP LLC Trust
2.793% due 01/26/2047 •	450	382
3.777% due 02/26/2036 ~	38	38
5.250% due 02/26/2036 ~	786	537

Bear Stearns Adjustable Rate Mortgage Trust
3.120% due 05/25/2034 ~	72	56
3.677% due 02/25/2036 ^~	188	170
3.856% due 11/25/2034 ~	604	455
3.995% due 02/25/2034 ~	8	8
4.002% due 02/25/2033 ~	3	3
4.149% due 10/25/2033 ~	50	46

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.293% due 05/25/2033 ~	$35	$32
4.459% due 05/25/2034 ~	191	163

Bear Stearns ALT-A Trust
3.775% due 11/25/2036 ^~	1,253	945
3.839% due 08/25/2036 ^~	59	51
3.858% due 11/25/2035 ^~	45	37
3.884% due 08/25/2036 ^~	1,176	716
3.965% due 11/25/2036 ^~	392	312

Bear Stearns Structured Products, Inc. Trust
3.726% due 01/26/2036 ^~	84	68

BellaVista Mortgage Trust
1.000% due 05/20/2045 •	23	16

Chase Mortgage Finance Trust
3.896% due 07/25/2037 ~	110	89
4.363% due 02/25/2037 ~	246	228

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	73	66

Citigroup Mortgage Loan Trust
4.440% due 08/25/2035 ~	121	106

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •	212	203

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.664% due 09/25/2035 ^~	1,009	810

CitiMortgage Alternative Loan Trust
1.547% due 02/25/2037 •	4,296	3,202

Commercial Mortgage Trust
0.617% due 03/10/2046 ~(a)	12,000	202
1.373% due 01/10/2046 ~(a)	8,891	260

Countrywide Alternative Loan Trust
0.000% due 11/25/2035 •	571	478
0.983% due 03/20/2046 •	52	40
1.053% due 09/20/2046 •	1,191	613
1.107% due 02/25/2047 •	314	254
1.117% due 05/25/2047 •	288	238
1.147% due 06/25/2037 •	867	700
1.157% due 05/25/2035 •	867	716
1.157% due 07/25/2046 ^•	43	34
1.157% due 07/25/2046 •	714	583
1.197% due 09/25/2046 ^•	1,546	845
1.207% due 07/25/2046 ^•	768	415
1.227% due 12/25/2035 •	31	27
1.297% due 05/25/2037 ^•	458	160
1.347% due 06/25/2036 ^•	282	122
3.366% due 08/25/2035 •	237	207
5.250% due 06/25/2035 ^	147	130
6.250% due 08/25/2037 ^	424	316
6.500% due 08/25/2032	59	59

Countrywide Home Loan Mortgage Pass-Through Trust
1.287% due 03/25/2036 •	187	89
1.387% due 05/25/2035 ^•	85	63
1.527% due 04/25/2035 •	42	37
1.587% due 03/25/2035 •	811	637
1.607% due 02/25/2035 •	132	114
1.627% due 02/25/2035 •	53	44
3.493% due 04/20/2036 ^~	131	107
3.711% due 02/20/2036 ^•	266	210
3.785% due 08/25/2034 ^~	30	28
3.792% due 09/25/2047 ^~	427	359
3.814% due 01/20/2035 ~	15	14
3.826% due 11/25/2034 ~	28	25
4.107% due 08/25/2034 ^~	9	9
4.130% due 11/20/2034 ~	81	71

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 12/25/2035	219	208

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~	11	10

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^	603	260

DBUBS Mortgage Trust
0.302% due 11/10/2046 ~(a)	15,100	26
0.687% due 11/10/2046 ~(a)	6,759	10

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	355	318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
1.047% due 10/25/2036 ^•	$49	$34
6.300% due 07/25/2036 ^þ	287	247

First Horizon Alternative Mortgage Securities Trust
3.466% due 08/25/2035 ^~	617	507

First Horizon Mortgage Pass-Through Trust
4.622% due 08/25/2035 ~	71	55

GreenPoint Mortgage Funding Trust
1.127% due 01/25/2037 •	679	538
1.147% due 12/25/2046 ^•	978	775
1.157% due 04/25/2036 •	446	393
1.387% due 06/25/2045 •	197	157
1.487% due 11/25/2045 •	51	38

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.286% due 10/25/2033 ~	30	28

GS Mortgage Securities Corp.
0.207% due 05/03/2032 ~(a)	65,000	876
1.499% due 02/10/2046 ~(a)	14,409	499

GS Mortgage Securities Trust
1.942% due 11/10/2045 ~(a)	18,030	742

GSR Mortgage Loan Trust
1.207% due 08/25/2046 •	635	291
2.930% due 03/25/2033 •	67	59
3.974% due 05/25/2035 ~	145	126
4.098% due 09/25/2035 ~	95	90

HarborView Mortgage Loan Trust
0.940% due 09/19/2037 •	740	606
1.060% due 11/19/2035 •	592	482
1.114% due 07/21/2036 •	194	182
1.230% due 03/19/2036 ^•	97	78
1.310% due 02/19/2036 •	329	234
1.450% due 01/19/2035 •	31	26
3.957% due 07/19/2035 ^~	4	3
4.293% due 07/19/2035 ^~	60	51

HomeBanc Mortgage Trust
1.127% due 12/25/2036 •	16	15

Impac CMB Trust
1.607% due 03/25/2035 •	20	17
1.727% due 10/25/2034 •	214	200

IndyMac Mortgage Loan Trust
1.157% due 05/25/2046 •	1,016	847
1.187% due 06/25/2037 •	400	333
1.197% due 02/25/2037 •	1,188	795
1.237% due 11/25/2036 ^•	333	273
3.601% due 08/25/2035 ~	176	145
3.854% due 12/25/2034 ~	73	64
3.903% due 11/25/2035 ^~	328	272

JPMorgan Alternative Loan Trust
1.187% due 10/25/2036 •	2,260	1,971
3.907% due 12/25/2035 ^~	1,752	1,348
5.500% due 11/25/2036 ^~	8	5

JPMorgan Chase Commercial Mortgage Securities Trust
0.975% due 12/15/2047 ~(a)	50,213	1,137

JPMorgan Mortgage Trust
1.247% due 10/25/2035 •	2,181	1,634
3.598% due 07/27/2037 ~	704	690
3.659% due 11/25/2033 ~	43	41
4.012% due 02/25/2036 ^~	335	274
4.092% due 10/25/2035 ~	113	106
4.208% due 08/25/2035 ~	272	250
4.222% due 07/25/2035 ~	122	110

Lehman XS Trust
1.267% due 11/25/2046 ^•	765	478

MASTR Adjustable Rate Mortgages Trust
1.157% due 04/25/2046 •	207	170
1.627% due 05/25/2047 ^•	931	795

MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•	419	32

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.145% due 12/15/2030 •	2	2

Merrill Lynch Mortgage Investors Trust
3.747% due 02/25/2033 ~	59	52

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.077% due 06/25/2037 ~	$120	$108
4.304% due 06/25/2035 ~	173	161

Merrill Lynch Mortgage-Backed Securities Trust
3.740% due 04/25/2037 ^~	22	18

Morgan Stanley Bank of America Merrill Lynch Trust
1.051% due 05/15/2046 ~(a)	46,150	1,199
1.340% due 02/15/2046 ~(a)	16,826	519

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	3,341	3,370

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,881	3,889

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.322% due 10/25/2035 ~	207	187
4.030% due 02/25/2036 ^~	91	71
4.315% due 08/25/2035 ~	155	153
5.820% due 03/25/2047 þ	341	322
6.138% due 03/25/2047 þ	291	275

Residential Accredit Loans, Inc. Trust
1.097% due 02/25/2047 •	1,056	482
1.157% due 04/25/2046 •	69	26
2.910% due 10/25/2037 ~	682	547
3.811% due 08/25/2035 ^~	112	58
5.013% due 09/25/2035 ^~	95	78
6.000% due 06/25/2037 ^	385	328

Residential Asset Securitization Trust
6.250% due 10/25/2036 ^	189	177
6.500% due 08/25/2036 ^	681	302

Residential Funding Mortgage Securities, Inc. Trust
4.226% due 09/25/2035 ^~	206	147
4.314% due 06/25/2035 ~	149	135

Sequoia Mortgage Trust
1.123% due 07/20/2033 •	147	125
4.587% due 04/20/2035 ~	56	55

Structured Adjustable Rate Mortgage Loan Trust
1.167% due 05/25/2037 •	47	40
3.033% due 10/25/2037 ^•	239	196
3.366% due 01/25/2035 ^•	21	17
3.826% due 04/25/2035 ~	705	609
3.872% due 02/25/2034 ~	78	71
4.111% due 04/25/2034 ~	146	131

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •	111	97
1.137% due 07/25/2046 ^•	669	470
1.157% due 04/25/2036 •	218	212
1.167% due 09/25/2047 •	99	83
1.257% due 12/25/2035 ^•	17	15
1.330% due 07/19/2034 •	5	4
1.407% due 05/25/2045 •	260	225
3.466% due 08/25/2047 ^•	1,185	989

Structured Asset Securities Corp. Mortgage Loan Trust
1.237% due 10/25/2036 •	1,174	924

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ	189	10

Thornburg Mortgage Securities Trust
2.187% due 06/25/2047 ^•	1,296	1,048

UBS-Barclays Commercial Mortgage Trust
1.620% due 12/10/2045 ~(a)	50,168	1,608

UBS-Citigroup Commercial Mortgage Trust
2.154% due 01/10/2045 ~(a)	11,429	257

WaMu Mortgage Pass-Through Certificates Trust
1.227% due 11/25/2045 •	217	194
1.237% due 10/25/2045 •	87	80
1.257% due 01/25/2045 •	89	80
1.587% due 01/25/2045 •	64	59
1.687% due 11/25/2034 •	505	454
1.927% due 11/25/2034 •	342	308
2.207% due 07/25/2045 •	357	304
2.484% due 11/25/2046 •	132	110
2.536% due 12/25/2046 •	462	377
2.863% due 12/25/2046 •	282	234
2.993% due 05/25/2046 •	725	629
3.357% due 12/25/2036 ^~	27	24
3.366% due 06/25/2042 •	41	35
3.366% due 08/25/2042 •	42	36
3.428% due 04/25/2037 ^~	745	597
3.478% due 02/25/2037 ^~	383	308

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.573% due 03/25/2036 ^~	$886	$714
3.624% due 03/25/2035 ~	254	237
3.655% due 02/25/2037 ^~	249	203
3.749% due 12/25/2035 ~	463	398
3.838% due 03/25/2034 ~	197	180
4.400% due 08/25/2034 ~	223	206
4.645% due 06/25/2033 ~	31	28

Washington Mutual Mortgage Pass-Through Certificates Trust
1.197% due 07/25/2046 ^•	4	3
2.906% due 07/25/2046 ^•	387	240
2.936% due 05/25/2046 ^•	1,310	971
6.000% due 10/25/2035 ^	459	355

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	86	75

Wells Fargo-RBS Commercial Mortgage Trust
0.355% due 03/15/2048 ~(a)	26,228	246
1.185% due 03/15/2045 ~(a)	44,221	1,227

		68,833

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	1,700,000	1,690

Bank of America Corp.
5.875% due 03/15/2028 •(g)	1,900,000	1,927

		3,617

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 41.8%

Fannie Mae
1.067% due 03/25/2034 •	$3	3
1.097% due 08/25/2034 •	3	3
1.347% due 06/25/2029 - 06/25/2036 •	77	76
1.687% due 07/25/2037 •	206	203
2.036% due 01/25/2022 ~(a)	6,817	109
2.350% due 03/01/2033 •	36	36
3.253% due 06/01/2043 - 10/01/2044 •	91	90
3.490% due 12/01/2020	4,347	4,388
3.500% due 01/01/2059	4,895	5,292
3.516% due 12/01/2034 •	11	11
3.917% due 09/01/2035 •	27	27
4.146% due 12/01/2036 •	22	23
4.225% due 05/01/2026 •	1	1
4.349% due 11/01/2034 •	325	332
4.581% due 06/01/2035 •	27	27
6.000% due 04/25/2043 - 07/25/2044	412	479
6.500% due 06/25/2044	7	9

Fannie Mae, TBA
3.000% due 06/01/2040	51,700	54,028

FDIC Structured Sale Guaranteed Notes
1.489% due 11/29/2037 •	7	7

Federal Housing Administration
6.896% due 07/01/2020	8	8

Freddie Mac
0.817% due 09/25/2022 ~(a)	21,199	369
0.974% due 11/25/2022 ~(a)	26,084	543
1.077% due 08/25/2031 •	14	14
1.155% due 12/15/2031 •	19	19
1.305% due 12/15/2037 •	207	207
2.005% due 01/15/2038 •	991	985
2.441% due 01/15/2038 ~(a)	991	63
3.166% due 10/25/2044 •	384	378
3.640% due 10/01/2035 •	20	20
3.801% due 11/01/2035 •	30	30
4.021% due 09/01/2035 •	15	16
4.125% due 03/01/2036 •	201	202
4.235% due 06/01/2024 •	3	3
4.283% due 08/01/2035 •	19	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
3.125% due 10/20/2029 •		$6	$7
6.000% due 08/20/2034		2,487	2,877

Uniform Mortgage-Backed Security
3.000% due 10/01/2049		3,260	3,453
3.500% due 10/01/2034 - 05/01/2049		1,869	1,997
4.000% due 01/01/2048		89	96

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050		48,000	49,609
3.500% due 04/01/2050		157,100	166,201
4.000% due 04/01/2050		191,380	204,354

			496,614

U.S. TREASURY OBLIGATIONS 9.4%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022		228	224
0.500% due 01/15/2028 (k)(m)(o)		21,228	22,139
0.625% due 04/15/2023 (m)(o)		1,558	1,570
0.625% due 01/15/2026 (o)		434	449
0.750% due 02/15/2045 (o)		55	62
1.000% due 02/15/2048 (o)		1,151	1,418
1.375% due 02/15/2044 (m)(o)		1,992	2,558
2.000% due 01/15/2026 (o)		585	651
2.375% due 01/15/2025 (o)		68	76
2.500% due 01/15/2029 (o)		5,526	6,788
3.875% due 04/15/2029 (o)		1,883	2,541

U.S. Treasury Notes
1.625% due 08/15/2029 (k)		8,100	8,797
1.750% due 11/15/2029		8,200	9,016
2.000% due 08/15/2025 (k)(o)		9,500	10,283
2.000% due 11/15/2026 (m)(o)		5,300	5,804
2.250% due 11/15/2025 (o)		200	220
2.625% due 06/15/2021 (o)		800	824
2.875% due 04/30/2025 (k)(o)		26,600	29,901

U.S. Treasury STRIPS
0.000% due 11/15/2023 (a)(d)(k)(m)(o)		7,300	7,204
0.000% due 05/15/2026 (a)(d)(m)		1,442	1,391

			111,916

Total United States (Cost $840,132)			850,472

SHORT-TERM INSTRUMENTS 4.1%

COMMERCIAL PAPER 0.2%

Syngenta Finance NV
0.081% due 05/12/2020	EUR	1,900	2,096

REPURCHASE AGREEMENTS (j) 0.4%
			4,825

ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	2,521	23
53.823% due 05/13/2020 (d)(e)		1,020	8

			31

U.S. TREASURY BILLS 3.5%
0.098% due 04/14/2020 - 06/18/2020 (c)(d)(o)		$41,850	41,843

Total Short-Term Instruments (Cost $48,787)			48,795

Total Investments in Securities (Cost $1,839,279)			1,857,700

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	151

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%
PIMCO Short Asset Portfolio	605,352	5,877

PIMCO Short-Term Floating NAV Portfolio III	16,279	160

Total Short-Term Instruments (Cost $6,187)		6,037

Total Investments in Affiliates (Cost $6,187)		6,037

Total Investments 156.9% (Cost $1,845,466)		$1,863,737

Financial Derivative Instruments (l)(n) (4.8)% (Cost or Premiums, net $2,320)		(56,594)

Other Assets and Liabilities, net (52.1)%		(619,200)

Net Assets 100.0%		$1,187,943

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	2.281%	02/03/2023	01/30/2020	$ 6,140	$5,466	0.46%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$	4,825	U.S. Treasury Inflation Protected Securities 1.250% due 07/15/2020	$(4,924)	$4,825	$4,825

Total Repurchase Agreements							$(4,924)	$4,825	$4,825

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	(0.470)%	02/27/2020	05/27/2020	EUR	(3,447)	$(3,800)
	(0.460)	02/27/2020	05/27/2020		(2,007)	(2,213)
	(0.450)	02/25/2020	05/27/2020		(6,924)	(7,633)
	(0.450)	02/27/2020	05/27/2020		(16,285)	(17,953)
	(0.440)	03/26/2020	05/27/2020		(13,439)	(14,821)
	(0.430)	02/27/2020	05/27/2020		(4,116)	(4,538)
	(0.410)	02/27/2020	05/27/2020		(5,053)	(5,570)
	(0.400)	03/16/2020	08/20/2020		(24,431)	(26,940)
	(0.300)	03/25/2020	08/20/2020		(520)	(573)
	(0.270)	03/20/2020	08/20/2020		(2,624)	(2,894)
JML	(0.420)	03/17/2020	08/20/2020		(6,414)	(7,073)
	(0.350)	03/18/2020	08/20/2020		(11,825)	(13,040)
	(0.350)	03/19/2020	08/20/2020		(1,620)	(1,787)
	(0.300)	03/18/2020	08/20/2020		(9,307)	(10,264)
JPS	1.720	02/25/2020	04/07/2020	$	(2,759)	(2,764)
MBC	(0.450)	03/03/2020	05/27/2020	EUR	(10,262)	(11,313)
RCY	0.940	03/11/2020	04/09/2020		$(28,147)	(28,162)

Total Reverse Repurchase Agreements						$(161,338)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	1.510%	03/17/2020	04/07/2020	$(3,336)	$(3,338)
UBS	1.710	02/13/2020	04/13/2020	(4,440)	(4,451)
	1.740	02/21/2020	04/20/2020	(18,205)	(18,240)

Total Sale-Buyback Transactions					$(26,029)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.6)%
Sovereign Issues (0.6)%
Canada Government Bond	2.750%	12/01/2048	CAD	7,400	$(7,503)	$(7,111)

Total Short Sales (0.6)%					$(7,503)	$(7,111)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(86,935)	$0	$0	$(86,935)	$87,835	$900
FICC	4,825	0	0	0	4,825	(4,924)	(99)
JML	0	(32,164)	0	0	(32,164)	31,610	(554)
JPS	0	(2,764)	0	0	(2,764)	2,726	(38)
MBC	0	(11,313)	0	0	(11,313)	11,505	192
RCY	0	(28,162)	0	0	(28,162)	28,019	(143)

Master Securities Forward Transaction Agreement
BPG	0	0	(3,338)	0	(3,338)	3,355	17
TDM	0	0	0	(7,111)	(7,111)	0	(7,111)
TOR	0	0	0	0	0	(150)	(150)
UBS	0	0	(22,691)	0	(22,691)	22,537	(154)

Total Borrowings and Other Financing Transactions	$4,825	$(161,338)	$(26,029)	$(7,111)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	153

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(67,842)	$(62,570)	$(130,412)
U.S. Treasury Obligations	0	(30,926)	0	0	(30,926)

Total	$0	$(30,926)	$(67,842)	$(62,570)	$(161,338)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(26,029)	0	0	(26,029)

Total	$0	$(26,029)	$0	$0	$(26,029)

Total Borrowings	$0	$(56,955)	$(67,842)	$(62,570)	$(187,367)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(187,367)

(k)	Securities with an aggregate market value of $188,015 and cash of $1,597 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(121,942) at a weighted average interest rate of 0.935%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(20) of deferred price drop.
(3)	Payable for short sales includes $61 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	$	113.000	05/22/2020	631	$631	$6	$25
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		113.250	05/22/2020	14	14	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures		147.500	05/22/2020	10	10	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures		200.000	05/22/2020	379	379	315	6
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures		265.000	05/22/2020	4	4	0	3
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures		290.000	05/22/2020	19	19	0	3
Call - CME 90-Day Eurodollar June 2022 Futures		99.750	06/13/2022	93	233	21	53
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	50	125	11	26
Call - MSE Canada Government 10-Year Bond June 2020 Futures	CAD	189.000	05/15/2020	346	346	3	1

Total Purchased Options						$356	$119

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 3-Year Note June Futures	06/2020	484	$34,864	$160	$20	$0
Call Options Strike @ EUR 113.200 on Euro-Schatz June 2020 Futures (1)	05/2020	687	19	15	11	0
Call Options Strike @ EUR 113.400 on Euro-Schatz June 2020 Futures (1)	05/2020	204	4	3	4	0
Call Options Strike @ EUR 116.500 on Euro-Schatz June 2020 Futures (1)	05/2020	783	9	4	4	0
Call Options Strike @ EUR 142.000 on Euro-Bobl June 2020 Futures (1)	05/2020	3	0	0	0	0
Call Options Strike @ EUR 187.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	209	14	11	7	(5)
Call Options Strike @ EUR 189.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	191	8	6	6	(4)
Call Options Strike @ EUR 194.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	180	2	0	0	0
Call Options Strike @ EUR 198.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	159	2	0	0	0
Call Options Strike @ EUR 210.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	23	0	0	0	0
Call Options Strike @ GBP 150.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	15	0	0	0	0
Call Options Strike @ GBP 151.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	25	0	0	0	0
Call Options Strike @ GBP 152.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	138	0	(2)	0	0

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Call Options Strike @ GBP 154.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	1	$0	$0	$0	$0
Call Options Strike @ GBP 158.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	9	0	0	0	0
Call Options Strike @ GBP 162.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	58	0	(1)	0	0
Euro-BTP Italy Government Bond June Futures	06/2020	632	98,567	(4,535)	0	(1,652)
Euro-Buxl 30-Year Bond June Futures	06/2020	47	10,880	(413)	118	(236)
Japan Government 10-Year Bond June Futures	06/2020	46	65,271	(52)	167	(69)
Put Options Strike @ EUR 106.000 on Euro-BTP Italy Government Bond June 2020 Futures (1)	05/2020	677	7	(1)	0	0
Put Options Strike @ EUR 130.500 on Euro-Bobl June 2020 Futures (1)	05/2020	4	0	0	0	0
Put Options Strike @ EUR 148.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	10	0	0	0	0
Put Options Strike @ EUR 152.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	24	1	1	1	0
Put Options Strike @ EUR 153.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	4	0	0	0	0
Put Options Strike @ GBP 126.500 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	67	2	2	0	(1)
Put Options Strike @ GBP 95.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	9	0	0	0	0
U.S. Treasury 5-Year Note June Futures	06/2020	645	80,857	3,026	0	(30)
United Kingdom Long Gilt June Futures	06/2020	78	13,195	(107)	39	(48)

				$(1,883)	$377	$(2,045)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2020	161	$(14,915)	$180	$0	$(198)
Call Options Strike @ EUR 177.000 on Euro-Bund 10-Year Bond June 2020 Futures (1)	05/2020	89	(49)	32	26	(22)
Canada Government 10-Year Bond June Futures	06/2020	321	(33,562)	(1,528)	9	(32)
Euro-Bobl June Futures	06/2020	3	(447)	3	1	(1)
Euro-Bund 10-Year Bond June Futures	06/2020	237	(45,092)	17	285	(272)
Euro-OAT France Government 10-Year Bond June Futures	06/2020	54	(9,958)	284	85	(129)
Euro-Schatz June Futures	06/2020	993	(122,868)	244	55	(71)
U.S. Treasury 10-Year Note June Futures	06/2020	211	(29,263)	(155)	38	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	23	(5,103)	(398)	75	0

				$(1,321)	$574	$(725)

Total Futures Contracts				$(3,204)	$951	$(2,770)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.141%	EUR	200	$(6)	$4	$(2)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.225		200	(4)	3	(1)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.048		$3,400	(100)	75	(25)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.095	EUR	300	(5)	3	(2)	0	0

							$(115)	$85	$(30)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR	600	$10	$(8)	$2	$0	$(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.182		400	(2)	(57)	(59)	0	(11)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.602		$900	16	(8)	8	2	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	1.387	EUR	2,000	(36)	(18)	(54)	0	(12)
Tesco PLC	1.000	Quarterly	06/20/2025	1.069		2,500	(83)	74	(9)	7	0

							$(95)	$(17)	$(112)	$9	$(24)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	155

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	17,800	$2	$513	$515	$132	$0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		113,300	369	3,359	3,728	951	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	68,700	(255)	1,597	1,342	148	0

						$116	$5,469	$5,585	$1,231	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	$	2,400	$62	$(70)	$(8)	$0	$(7)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		29,600	(498)	300	(198)	0	(90)
iTraxx Crossover 32 5-Year Index	5.000	Quarterly	12/20/2024	EUR	10,800	1,598	(1,818)	(220)	23	0
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024		26,700	316	(244)	72	0	(45)

						$1,478	$(1,832)	$(354)	$23	$(142)

INTEREST RATE SWAPS - BASIS SWAPS

	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
Pay Floating Rate Index									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	343,600	$(3)	$(76)	$(79)	$0	$(25)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		69,900	0	(14)	(14)	0	(14)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		13,800	0	10	10	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		9,900	0	10	10	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		49,900	4	65	69	4	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		35,300	0	(9)	(9)	8	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		10,400	0	(5)	(5)	3	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		28,300	3	(31)	(28)	6	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		32,600	0	(44)	(44)	6	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		21,900	0	(28)	(28)	4	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		7,400	0	(18)	(18)	0	0

						$4	$(140)	$(136)	$31	$(39)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905%	Quarterly	12/03/2039	GBP	3,300	$0	$(200)	$(200)	$0	$(3)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025	$	2,500	0	(333)	(333)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		2,800	0	(375)	(375)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		2,800	0	(378)	(378)	2	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		6,200	0	(838)	(838)	5	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	9,100	0	60	60	1	0
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		3,200	14	22	36	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		18,400	0	193	193	0	(26)
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		7,700	(62)	211	149	0	(12)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		37,300	1,324	2,008	3,332	0	(150)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		7,500	1	285	286	0	(34)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		21,800	213	922	1,135	0	(109)
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		21,900	(442)	1,003	561	0	(100)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		6,900	93	1,458	1,551	0	(125)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		5,200	0	1,001	1,001	0	(92)
Receive	3-Month CAD-Bank Bill	1.390	Semi-Annual	03/18/2050		3,000	0	49	49	46	0
Pay(7)	3-Month GBP-LIBOR	1.080	Quarterly	12/03/2039	GBP	3,300	0	195	195	4	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	22,300	52	(12)	40	4	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	35,400	636	(845)	(209)	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		9,600	70	(288)	(218)	0	(1)

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	3-Month USD-LIBOR	1.250%	Semi-Annual	06/17/2021	$	72,900	$240	$395	$635	$19	$0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		12,400	45	(324)	(279)	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		63,800	(897)	(1,816)	(2,713)	0	(17)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		31,100	(72)	(552)	(624)	0	(25)
Receive	3-Month USD-LIBOR	1.570	Semi-Annual	02/27/2022		38,100	(85)	(703)	(788)	0	(30)
Pay(7)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		42,100	(116)	665	549	36	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		18,500	0	(515)	(515)	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		15,200	121	(1,535)	(1,414)	0	(5)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		13,600	(735)	(828)	(1,563)	2	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		15,500	0	(386)	(386)	5	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		17,950	0	(421)	(421)	6	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		8,700	0	(230)	(230)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		5,300	9	(285)	(276)	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		32,700	(1,776)	(1,554)	(3,330)	0	(3)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		9,400	(66)	(293)	(359)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		16,620	534	(1,900)	(1,366)	36	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		48,700	2,869	(9,494)	(6,625)	194	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		19,100	375	(1,911)	(1,536)	106	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		20,500	(390)	(1,377)	(1,767)	111	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		18,400	(87)	(2,196)	(2,283)	105	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		36,500	1,460	(3,378)	(1,918)	207	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		7,500	(25)	(2,755)	(2,780)	230	0
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		11,200	211	1,628	1,839	0	(319)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	21,800	8	47	55	9	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		17,900	(11)	54	43	30	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	7,200	(12)	248	236	5	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	33,000	0	131	131	0	(5)
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022	EUR	27,700	(30)	12	(18)	0	(6)
Pay	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		132,100	(1,250)	(611)	(1,861)	0	(27)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		5,000	34	(13)	21	0	(1)
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		9,000	298	303	601	0	(9)
Pay	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		56,500	(1,807)	1,029	(778)	0	(98)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		14,600	267	(12)	255	0	(18)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		1,750	168	(210)	(42)	22	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		800	137	(53)	84	0	(10)
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	20,400	(24)	159	135	0	(2)
Pay(7)	6-Month GBP-LIBOR	0.737	Semi-Annual	02/14/2024		30,900	0	76	76	3	0
Pay(7)	6-Month GBP-LIBOR	0.745	Semi-Annual	02/17/2024		46,700	0	120	120	4	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025		3,700	12	42	54	1	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2025		40,700	335	896	1,231	26	0
Receive(7)	6-Month GBP-LIBOR	0.803	Semi-Annual	02/14/2028		6,200	0	(77)	(77)	0	(5)
Receive(7)	6-Month GBP-LIBOR	0.811	Semi-Annual	02/17/2028		9,400	0	(121)	(121)	0	(8)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		1,100	(19)	(4)	(23)	0	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		9,000	(36)	(152)	(188)	0	(11)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		4,200	(116)	(100)	(216)	0	(7)
Receive(7)	6-Month GBP-LIBOR	0.672	Semi-Annual	02/26/2031		2,500	0	(24)	(24)	0	(3)
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		7,400	(162)	575	413	26	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		2,500	41	322	363	11	0
Pay(7)	6-Month GBP-LIBOR	0.722	Semi-Annual	02/26/2051		880	0	41	41	3	0
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	464,500	(18)	56	38	0	(12)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	750,000	(293)	63	(230)	0	(6)
Pay	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029		4,280,000	680	38	718	46	0
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	11/29/2029		390,000	(18)	25	7	5	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		1,340,000	24	(689)	(665)	0	(49)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		1,340,000	(138)	1,327	1,189	89	0
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	3,100	0	88	88	3	0
Pay	28-Day MXN-TIIE	7.740	Lunar	02/22/2027	MXN	58,200	(7)	152	145	23	0
Pay	UKRPI	3.386	Maturity	01/15/2030	GBP	2,000	0	23	23	1	0
Pay	UKRPI	3.436	Maturity	02/15/2030		1,100	0	16	16	1	0
Pay	UKRPI	3.450	Maturity	02/15/2030		3,400	4	54	58	2	0
Pay	UKRPI	3.453	Maturity	02/15/2030		6,900	0	122	122	4	0

							$1,581	$(21,674)	$(20,093)	$1,439	$(1,332)

Total Swap Agreements							$2,969	$(18,109)	$(15,140)	$2,733	$(1,537)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	157

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$119	$951	$2,812	$3,882	$0	$(2,770)	$(1,540)	$(4,310)

(m)

Securities with an aggregate market value of $4,327 and cash of $22,090 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $79 and liability of $(3) for closed swap agreements is outstanding at period end.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	04/2020	AUD	2,132		$1,394	$82	$0
	04/2020	ILS	1,196		328	0	(9)
	04/2020	JPY	99,700		927	0	0
	04/2020	NOK	996,684		94,009	0	(1,859)
	04/2020	NZD	1,996		1,144	0	(47)
	04/2020	SEK	1,221,697		121,553	0	(1,944)
	04/2020		$138,492	CHF	134,258	997	0
	04/2020		3,939	DKK	26,145	0	(77)
	04/2020		2,817	EUR	2,624	77	0
	04/2020		71,317	GBP	55,311	0	(2,616)
	04/2020		4	HUF	1,345	0	0
	04/2020		3,247	RUB	255,717	12	0
	05/2020		94,059	NOK	996,684	1,828	0
	05/2020		121,666	SEK	1,221,697	1,923	0
	06/2020	KRW	30,818,398		$25,988	639	0
	06/2020	PLN	9,469		2,455	167	0
	06/2020		$1,623	CNY	11,385	0	(18)

BPS	04/2020	AUD	2,103		$1,305	32	(21)
	04/2020	BRL	8,924		2,021	304	0
	04/2020	CAD	30,154		21,199	132	(360)
	04/2020	CHF	626		654	5	(1)
	04/2020	EUR	6,015		6,631	53	(56)
	04/2020	GBP	22,136		27,335	371	(531)
	04/2020	JPY	2,009,500		18,257	0	(431)
	04/2020	SEK	26,388		2,732	64	0

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	04/2020		$1,717	BRL	8,924	$1	$0
	04/2020		3,525	CAD	4,772	0	(134)
	04/2020		49,152	EUR	44,091	0	(524)
	04/2020		10,837	GBP	8,326	0	(495)
	04/2020		63,559	JPY	6,766,500	256	(885)
	04/2020		1,385	NOK	12,896	0	(144)
	04/2020		10,141	NZD	16,044	0	(568)
	05/2020	AUD	283		$173	0	(1)
	05/2020	EUR	1,956		2,148	0	(12)
	05/2020		$11,679	INR	858,056	0	(420)
	06/2020	CNH	72,087		$10,362	208	0
	06/2020	CNY	11,385		1,616	12	0
	06/2020	IDR	46,857,160		3,101	264	0
	06/2020		$427	TWD	12,702	0	(3)
	09/2020	HKD	6,977		$888	0	(12)

BRC	04/2020	GBP	29,613		36,206	0	(576)
	04/2020	INR	861,921		11,881	567	0
	04/2020	JPY	807,921		7,350	0	(164)
	04/2020	NOK	16,345		1,595	23	0
	04/2020		$7,046	EUR	6,414	28	0
	04/2020		8,339	JPY	895,800	0	(8)
	05/2020		36,230	GBP	29,613	578	0
	06/2020		3,834	CNH	26,750	0	(66)
	09/2020		9,190	HKD	72,072	101	0

BSH	05/2020		21,465	MXN	421,021	0	(3,801)

CBK	04/2020	AUD	10,612		$6,589	147	(85)
	04/2020	BRL	10,709		2,344	283	0
	04/2020	CAD	142,159		100,806	0	(210)
	04/2020	CHF	142,705		148,087	52	(229)
	04/2020	EUR	26,704		29,719	282	(15)
	04/2020	GBP	19,814		25,009	770	(371)
	04/2020	MXN	21,891		963	41	0
	04/2020	PEN	16,091		4,773	87	0
	04/2020	SEK	10,945		1,082	0	(24)
	04/2020		$2,060	BRL	10,709	1	0
	04/2020		125,691	CAD	167,839	7	(6,434)
	04/2020		1	COP	2,383	0	0
	04/2020		52,938	DKK	365,275	1,039	(15)
	04/2020		34,472	EUR	31,640	515	(92)
	04/2020		4	HUF	1,379	0	0
	04/2020		5,445	JPY	585,000	0	(4)
	04/2020		348	MXN	6,857	0	(60)
	04/2020		4,242	NZD	6,710	0	(238)
	04/2020		2,840	PEN	9,657	0	(27)
	04/2020		26,668	RUB	1,653,234	0	(5,601)
	04/2020		1,771	ZAR	27,325	0	(244)
	05/2020	CAD	5,239		$3,718	0	(7)
	05/2020	MXN	4,685		238	41	0
	05/2020	PEN	19,415		5,758	110	0
	05/2020		$97,139	CAD	136,920	192	0
	05/2020		142,090	CHF	136,697	166	0
	06/2020	CNH	20,917		$2,963	17	0
	06/2020	TWD	13,696		460	2	0
	06/2020		$1,173	IDR	19,389,690	1	0
	06/2020		16,326	MXN	321,867	0	(2,910)
	06/2020		557	RUB	44,407	6	0
	07/2020	DKK	329,000		$47,843	0	(920)
	07/2020		$3,367	DKK	23,145	63	0
	07/2020		2,134	PEN	7,418	19	0
	08/2020	PEN	9,657		$2,827	27	0

DUB	04/2020	BRL	21,280		4,368	272	0
	04/2020		$4,093	BRL	21,280	2	0
	05/2020		2,386		12,254	0	(32)

GLM	04/2020	AUD	152,793		$93,081	0	(902)
	04/2020	BRL	6,043		1,332	169	0
	04/2020	CAD	24,751		17,319	65	(334)
	04/2020	CHF	8,266		8,407	0	(181)
	04/2020	EUR	6,296		6,803	0	(141)
	04/2020	GBP	5,533	EUR	6,533	336	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	159

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	04/2020	JPY	149,300		$1,385	$0	$(4)
	04/2020	MXN	1,661		76	6	0
	04/2020	RUB	91,473		1,163	0	(2)
	04/2020		$1,162	BRL	6,043	1	0
	04/2020		140,906	SEK	1,358,140	0	(3,617)
	04/2020	ZAR	889		$53	3	0
	05/2020		$93,097	AUD	152,793	903	0
	05/2020		1,157	RUB	91,473	7	0
	06/2020	IDR	15,947,370		$1,091	125	0
	06/2020		$10	CLP	8,140	0	(1)
	06/2020		1,618	CNH	11,398	0	(12)

HUS	04/2020	BRL	24,500		$5,428	713	0
	04/2020	GBP	1,635		1,941	0	(90)
	04/2020	ILS	1,313		357	0	(14)
	04/2020	JPY	366,178		3,378	0	(28)
	04/2020	NOK	26,085		2,368	0	(141)
	04/2020	NZD	459		287	14	0
	04/2020	SEK	12,247		1,287	50	(1)
	04/2020		$4,713	BRL	24,500	2	0
	04/2020		11,746	INR	861,921	0	(432)
	04/2020		5,974	JPY	617,800	0	(229)
	04/2020		9,810	NZD	15,670	0	(460)
	04/2020		729	SEK	6,830	0	(39)
	05/2020	JPY	205,600		$1,912	0	(4)
	05/2020	MXN	56,785		2,870	488	0
	05/2020		$6,836	MXN	134,120	0	(1,209)
	06/2020	CNH	678,634		$96,888	1,291	0
	06/2020	CNY	11,883		1,691	17	0
	06/2020	IDR	1,302,556		91	12	0
	06/2020	KRW	1,005,960		830	3	0
	06/2020		$594	HKD	4,618	1	0

IND	05/2020		861	GBP	700	9	0
	06/2020	MYR	2,178		$514	10	0

JPM	04/2020	CHF	1,652		1,685	0	(32)
	04/2020	JPY	379,200		3,583	57	0
	04/2020	RON	131		30	1	0
	04/2020	SEK	63,960		6,179	0	(287)
	04/2020		$6,666	CAD	8,997	9	(282)
	04/2020		9,657	EUR	8,651	0	(115)
	04/2020		733	GBP	600	12	0
	04/2020	ZAR	7,846		$499	61	0
	05/2020	INR	428,659		5,949	324	0
	06/2020	IDR	12,266,260		862	119	0
	06/2020		$1,451	CNH	10,140	0	(23)
	07/2020	DKK	8,400		$1,249	4	0

MYI	04/2020	CAD	3,337		2,480	109	0
	04/2020	DKK	392,170		59,064	1,129	0
	04/2020	EUR	6,323		7,076	102	0
	04/2020	NOK	12,770		1,362	134	0
	04/2020	NZD	15,803		10,007	577	0
	04/2020		$117,175	AUD	178,129	0	(7,608)
	04/2020		8,233	CAD	11,887	214	0
	04/2020		22,298	CHF	20,862	47	(671)
	06/2020	IDR	6,323,870		$427	44	0
	06/2020		$40,569	IDR	563,294,403	0	(6,457)
	06/2021		92	EUR	72	0	(12)

RYL	04/2020	NOK	49,010		$4,504	111	(321)
	04/2020	RUB	30,475		385	0	(3)
	04/2020		$13,589	GBP	11,435	614	0
	06/2020		707	IDR	9,817,529	0	(113)
	06/2020		28,752	MYR	120,198	0	(930)

SCX	04/2020	AUD	6,631		$4,332	253	0
	04/2020	CHF	1,871		2,000	56	0
	04/2020	CZK	1,883		78	2	0
	04/2020	NOK	20,302		2,151	198	0
	04/2020	SEK	11,740		1,239	52	0
	04/2020		$10,057	EUR	9,006	0	(124)
	04/2020		4,069	JPY	446,100	80	0
	05/2020		63,603	EUR	57,892	327	0

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	05/2020		$76,714	JPY	8,268,201	$307	$0
	05/2020		333	RUB	26,290	1	0
	06/2020	CNH	20,947		$2,971	21	0
	06/2020	PLN	8,081		2,091	138	0
	06/2020		$18,553	CNH	130,206	0	(212)
	09/2020	HKD	70,605		$8,984	0	(118)

SOG	04/2020		$165	RUB	12,807	0	(2)
	05/2020		490		38,350	0	(2)
	06/2020		1,256		97,815	0	(16)

SSB	04/2020	JPY	350,500		$3,345	85	0
	04/2020	SEK	9,575		1,006	38	0
	04/2020		$16,291	BRL	71,456	0	(2,539)
	04/2020		1,161	CAD	1,684	35	0
	05/2020	INR	429,397		$5,973	339	0

TOR	04/2020	MXN	6,857		359	71	0
	04/2020	SEK	20,520		2,119	45	0
	04/2020		$4,568	CAD	6,356	0	(51)
	04/2020		368	GBP	300	5	0

UAG	04/2020	AUD	8,058		$4,614	0	(343)
	04/2020	CAD	1,850		1,387	72	0
	04/2020	CHF	5,344		5,598	45	0
	04/2020	EUR	5,519		5,909	0	(178)
	04/2020	MXN	6,746		274	0	(10)
	04/2020	NZD	4,496		2,663	0	(20)
	04/2020	RUB	96,005		1,208	0	(15)
	04/2020		$26,841	JPY	2,970,000	780	0
	04/2020		119,300	NOK	1,121,196	0	(11,455)
	04/2020		9,796	RUB	648,805	24	(1,551)
	05/2020		2,662	NZD	4,496	20	0
	06/2020		1,024	RUB	83,146	28	0

Total Forward Foreign Currency Contracts						$23,781	$(74,632)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC AUD versus USD	$	0.500	04/16/2020	61,300	$157	$13
	Put - OTC AUD versus USD		0.550	04/22/2020	139,000	9	200
	Put - OTC EUR versus USD		0.998	04/16/2020	24,000	3	7
	Call - OTC USD versus CHF	CHF	1.170	05/14/2020	145,500	15	6
	Call - OTC USD versus NOK	NOK	10.500	04/02/2020	1,500	0	7
	Call - OTC USD versus SEK	SEK	11.000	04/02/2020	1,600	0	0
	Call - OTC USD versus SEK		11.250	04/22/2020	80,000	8	35
	Call - OTC USD versus SEK		16.000	05/14/2020	49,300	5	2

CBK	Call - OTC USD versus NOK	NOK	16.000	04/29/2020	80,000	138	5

GLM	Put - OTC EUR versus GBP	GBP	0.833	04/22/2020	12,449	73	6
	Put - OTC EUR versus USD	$	1.085	04/08/2020	9,677	33	20

HUS	Put - OTC EUR versus USD		0.820	05/15/2020	14,200	2	1
	Put - OTC GBP versus USD		0.750	04/22/2020	29,600	3	1
	Call - OTC USD versus CAD	CAD	1.520	04/03/2020	65,200	348	1
	Call - OTC USD versus CAD		2.300	05/15/2020	23,400	2	1
	Call - OTC USD versus JPY	JPY	128.000	05/14/2020	60,300	6	4

						$802	$309

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	3,700	$153	$50

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	2,300	92	30

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	5,100	377	138

GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860	02/26/2021	2,000	122	118

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	161

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.005%	06/08/2020	$ 4,300	$172	$5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.984	06/09/2020	2,300	88	3
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	4,400	326	114
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	3,500	137	46

							$1,467	$504

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2050	$75.000	05/06/2020	42,800	$1	$0

Total Purchased Options					$2,270	$813

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC EUR versus RUB	RUB	73.000	04/02/2020	5,841	$(57)	$(996)
	Call - OTC EUR versus USD	$	1.105	04/08/2020	9,677	(38)	(58)

HUS	Call - OTC EUR versus CNH	CNH	7.850	04/02/2020	6,380	(32)	(15)

						$ (127)	$ (1,069)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	5,300	$(68)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	30,800	$(153)	$(12)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	18,700	(85)	(9)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	42,400	(377)	(41)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/06/2020	52,000	(73)	(577)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/11/2020	52,000	(74)	(578)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780	02/26/2021	5,650	(119)	(119)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	1,700	(52)	(86)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/28/2020	2,700	(107)	(137)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	800	(25)	(40)

MYC	Put - OTC 1-Year Interest Rate Swap (2)	3-Month USD-LIBOR	Pay	1.600	06/08/2020	103,200	(172)	0
	Put - OTC 1-Year Interest Rate Swap (2)	3-Month USD-LIBOR	Pay	1.600	06/09/2020	55,200	(88)	0
	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	2,311,000	(8)	(16)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	36,600	(326)	(31)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	29,000	(133)	(15)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	1,500	(49)	(74)

							$ (1,841)	$(1,735)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor (2)	0.000%	3-Month USD-LIBOR	10/07/2022	23,250	$(24)	$(34)
	Call - OTC 1-Year Interest Rate Floor (2)	0.000	3-Month USD-LIBOR	10/08/2022	12,500	(12)	(19)

						$(36)	$(53)

Total Written Options						$(2,072)	$(2,857)

162	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.159%	$600	$(21)	$9	$0	$(12)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159	4,700	(168)	79	0	(89)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237	3,900	(96)	(1)	0	(97)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	2,200	(42)	(11)	0	(53)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159	1,600	(55)	25	0	(30)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237	5,800	(146)	2	0	(144)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159	2,600	(92)	43	0	(49)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.263	3,700	(72)	(17)	0	(89)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159	3,200	(113)	52	0	(61)

HUS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159	4,200	(142)	62	0	(80)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237	2,200	(55)	0	0	(55)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237	2,700	(65)	(2)	0	(67)

							$(1,067)	$241	$0	$(826)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	3.617%	$300	$(15)	$(8)	$0	$(23)
CBK	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617	300	(15)	(9)	0	(24)
GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864	2,200	(97)	(145)	0	(242)
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617	300	(17)	(7)	0	(24)

							$(144)	$(169)	$0	$(313)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	10,400	$7,176	$2	$(731)	$0	$(729)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.172% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/23/2030	EUR	8,300	9,216	38	(106)	0	(68)

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	10,600	7,314	(40)	(702)	0	(742)

MYI	Floating rate equal to 3-Month EUR-EURIBOR less 0.162% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/18/2030	EUR	4,200	4,690	(21)	(12)	0	(33)

								$(21)	$(1,551)	$0	$(1,572)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	163

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.780%	Annual	05/01/2029	ILS	3,000	$0	$84	$84	$0

BPS	Pay	3-Month ILS-TELBOR	1.180	Annual	01/30/2024		13,500	0	116	116	0

CBK	Pay	3-Month ILS-TELBOR	1.755	Annual	04/29/2029		5,000	0	136	136	0

GLM	Pay	3-Month ILS-TELBOR	1.780	Annual	04/22/2029		4,500	0	126	126	0
	Pay	3-Month ILS-TELBOR	1.779	Annual	04/30/2029		4,500	0	125	125	0

HUS	Pay	3-Month ILS-TELBOR	1.774	Annual	04/25/2029		6,000	0	167	167	0

JPM	Pay	3-Month ILS-TELBOR	1.775	Annual	04/25/2029		5,100	3	139	142	0

								$3	$893	$896	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	$	4,624	$15	$207	$222	$0
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020		3,176	10	144	154	0
JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/21/2020		14,300	1	(1,833)	0	(1,832)

									$26	$(1,482)	$376	$(1,832)

Total Swap Agreements									$(1,203)	$(2,068)	$1,272	$(4,543)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$5,725	$320	$306	$6,351	$(6,570)	$(12)	$(35)	$(6,617)	$(266)	$0	$(266)
BPS	1,702	0	270	1,972	(4,598)	0	(186)	(4,784)	(2,812)	2,914	102
BRC	1,297	0	0	1,297	(814)	0	(227)	(1,041)	256	(338)	(82)
BSH	0	0	0	0	(3,801)	0	0	(3,801)	(3,801)	3,763	(38)
CBK	3,868	5	136	4,009	(17,486)	0	(870)	(18,356)	(14,347)	15,217	870
DUB	274	30	0	304	(32)	(9)	0	(41)	263	(90)	173
FBF	0	138	0	138	0	(41)	0	(41)	97	(100)	(3)
GLM	1,615	144	251	2,010	(5,194)	(2,551)	(742)	(8,487)	(6,477)	7,834	1,357
GST	0	0	0	0	0	0	(392)	(392)	(392)	355	(37)
HUS	2,591	8	167	2,766	(2,647)	(15)	(135)	(2,797)	(31)	0	(31)
IND	19	0	0	19	0	0	0	0	19	0	19
JPM	587	0	142	729	(739)	(40)	(1,923)	(2,702)	(1,973)	1,616	(357)
MYC	0	168	0	168	0	(189)	0	(189)	(21)	(1,090)	(1,111)
MYI	2,356	0	0	2,356	(14,748)	0	(33)	(14,781)	(12,425)	13,133	708
RYL	725	0	0	725	(1,367)	0	0	(1,367)	(642)	330	(312)
SCX	1,435	0	0	1,435	(454)	0	0	(454)	981	(560)	421
SOG	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
SSB	497	0	0	497	(2,539)	0	0	(2,539)	(2,042)	2,006	(36)
TOR	121	0	0	121	(51)	0	0	(51)	70	0	70
UAG	969	0	0	969	(13,572)	0	0	(13,572)	(12,603)	14,409	1,806

Total Over the Counter	$23,781	$813	$1,272	$25,866	$(74,632)	$(2,857)	$(4,543)	$(82,032)

(o)

Securities with an aggregate market value of $61,957 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.

164	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$119	$119
Futures	0	0	0	0	951	951
Swap Agreements	0	1,263	0	0	1,549	2,812

	$0	$1,263	$0	$0	$2,619	$3,882

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,781	$0	$23,781
Purchased Options	0	0	0	309	504	813
Swap Agreements	0	0	0	0	1,272	1,272

	$0	$0	$0	$24,090	$1,776	$25,866

	$0	$1,263	$0	$24,090	$4,395	$29,748

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,770	$2,770
Swap Agreements	0	166	0	0	1,374	1,540

	$0	$166	$0	$0	$4,144	$4,310

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$74,632	$0	$74,632
Written Options	0	0	0	1,069	1,788	2,857
Swap Agreements	0	1,139	0	1,572	1,832	4,543

	$0	$1,139	$0	$77,273	$3,620	$82,032

	$0	$1,305	$0	$77,273	$7,764	$86,342

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	165

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$378	$378
Written Options	0	0	0	0	406	406
Futures	0	0	0	0	6,230	6,230
Swap Agreements	0	(7,806)	0	0	(9,917)	(17,723)

	$0	$(7,806)	$0	$0	$(2,903)	$(10,709)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(28,258)	$0	$(28,258)
Purchased Options	0	0	0	8,097	1,539	9,636
Written Options	0	134	0	864	(484)	514
Swap Agreements	0	(350)	0	(9,075)	3,988	(5,437)

	$0	$(216)	$0	$(28,372)	$5,043	$(23,545)

	$0	$(8,022)	$0	$(28,372)	$2,140	$(34,254)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(221)	$(221)
Written Options	0	0	0	0	(6)	(6)
Futures	0	0	0	0	(3,112)	(3,112)
Swap Agreements	0	5,228	0	0	(12,452)	(7,224)

	$0	$5,228	$0	$0	$(15,791)	$(10,563)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(47,952)	$0	$(47,952)
Purchased Options	0	0	0	(397)	(964)	(1,361)
Written Options	0	(36)	0	(657)	153	(540)
Swap Agreements	0	63	0	5,521	(777)	4,807

	$0	$27	$0	$(43,485)	$(1,588)	$(45,046)

	$0	$5,255	$0	$(43,485)	$(17,379)	$(55,609)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$115	$0	$115
Sovereign Issues	0	633	0	633
Australia
Asset-Backed Securities	0	517	0	517
Corporate Bonds & Notes	0	3,885	0	3,885
Non-Agency Mortgage-Backed Securities	0	5,130	0	5,130
Sovereign Issues	0	19,332	0	19,332
Austria
Corporate Bonds & Notes	0	220	0	220
Brazil
Corporate Bonds & Notes	0	5,840	0	5,840
Loan Participations and Assignments	0	0	1,002	1,002
Canada
Corporate Bonds & Notes	0	10,405	0	10,405
Non-Agency Mortgage-Backed Securities	0	5,951	0	5,951
Sovereign Issues	0	4,298	0	4,298
Cayman Islands
Asset-Backed Securities	0	27,227	0	27,227
Corporate Bonds & Notes	0	10,556	0	10,556
China
Sovereign Issues	0	87,088	0	87,088
Denmark
Corporate Bonds & Notes	0	60,325	0	60,325

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Finland
Sovereign Issues	$0	$14,882	$0	$14,882
France
Corporate Bonds & Notes	0	11,262	0	11,262
Sovereign Issues	0	33,086	0	33,086
Germany
Corporate Bonds & Notes	0	17,962	0	17,962
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,229	0	1,229
Hong Kong
Corporate Bonds & Notes	0	1,671	0	1,671
India
Corporate Bonds & Notes	0	1,089	0	1,089
Indonesia
Corporate Bonds & Notes	0	605	0	605
Sovereign Issues	0	1,107	0	1,107
Ireland
Asset-Backed Securities	0	12,305	0	12,305
Corporate Bonds & Notes	0	1,991	0	1,991
Israel
Sovereign Issues	0	2,031	0	2,031
Italy
Corporate Bonds & Notes	0	14,132	0	14,132
Sovereign Issues	0	24,359	0	24,359
Japan
Corporate Bonds & Notes	0	19,390	0	19,390
Sovereign Issues	0	150,190	0	150,190

166	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Jersey, Channel Islands
Corporate Bonds & Notes	$0	$1,140	$0	$1,140
Kuwait
Sovereign Issues	0	8,008	0	8,008
Lithuania
Sovereign Issues	0	4,298	0	4,298
Luxembourg
Corporate Bonds & Notes	0	4,338	0	4,338
Netherlands
Asset-Backed Securities	0	8,918	0	8,918
Corporate Bonds & Notes	0	16,114	0	16,114
Preferred Securities	0	502	0	502
Norway
Corporate Bonds & Notes	0	1,176	0	1,176
Sovereign Issues	0	1,264	0	1,264
Peru
Sovereign Issues	0	9,214	0	9,214
Poland
Corporate Bonds & Notes	0	443	0	443
Sovereign Issues	0	4,204	0	4,204
Qatar
Loan Participations and Assignments	0	0	7,000	7,000
Sovereign Issues	0	20,183	0	20,183
Russia
Sovereign Issues	0	2,350	0	2,350
Saudi Arabia
Corporate Bonds & Notes	0	1,078	0	1,078
Sovereign Issues	0	12,600	0	12,600
Singapore
Corporate Bonds & Notes	0	7,086	0	7,086
Slovenia
Sovereign Issues	0	5,836	0	5,836
South Africa
Sovereign Issues	0	908	0	908
South Korea
Sovereign Issues	0	26,084	0	26,084
Spain
Corporate Bonds & Notes	0	5,529	0	5,529
Sovereign Issues	0	64,905	0	64,905
Switzerland
Corporate Bonds & Notes	0	12,642	0	12,642
United Arab Emirates
Corporate Bonds & Notes	0	1,591	0	1,591
Sovereign Issues	0	2,351	0	2,351
United Kingdom
Corporate Bonds & Notes	0	109,031	0	109,031
Non-Agency Mortgage-Backed Securities	0	55,109	0	55,109
Preferred Securities	0	387	0	387
Sovereign Issues	0	14,329	0	14,329

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
United States
Asset-Backed Securities	$0	$43,971	$0	$43,971
Corporate Bonds & Notes	0	124,113	0	124,113
Loan Participations and Assignments	0	1,073	0	1,073
Municipal Bonds & Notes	0	335	0	335
Non-Agency Mortgage-Backed Securities	0	68,833	0	68,833
Preferred Securities	0	3,617	0	3,617
U.S. Government Agencies	0	496,614	0	496,614
U.S. Treasury Obligations	0	111,916	0	111,916
Short-Term Instruments
Commercial Paper	0	2,096	0	2,096
Repurchase Agreements	0	4,825	0	4,825
Argentina Treasury Bills	0	31	0	31
U.S. Treasury Bills	0	41,843	0	41,843

	$0	$1,849,698	$8,002	$1,857,700

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,037	$0	$0	$6,037

Total Investments	$6,037	$1,849,698	$8,002	$1,863,737

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(7,111)	$0	$(7,111)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,032	2,771	0	3,803
Over the counter	0	25,866	0	25,866

	$1,032	$28,637	$0	$29,669

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,770)	(1,537)	0	(4,307)
Over the counter	0	(82,032)	0	(82,032)

	$(2,770)	$(83,569)	$0	$(86,339)

Total Financial Derivative Instruments	$(1,738)	$(54,932)	$0	$(56,670)

Totals	$4,299	$1,787,655	$8,002	$1,799,956

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	167

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting

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period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Emerging Markets Bond Fund	Daily	Monthly

PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly

PIMCO Emerging Markets Currency and Short-Term Investments Fund	Daily	Monthly

PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly

PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly

PIMCO Global Bond Opportunities Fund (Unhedged)	Daily	Monthly

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Daily	Monthly

PIMCO International Bond Fund (Unhedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is

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Notes to Financial Statements (Cont.)

effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between

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Notes to Financial Statements (Cont.)

Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant

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unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest substantially all or a significant portion of its assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2020 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund
Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$110,235	$12,091	$(62,986)	$2,220	$(7,332)	$54,228	$3,813	$0

PIMCO Emerging Markets Corporate Bond Fund	87,195	20,089	(41,927)	(1,363)	(5,205)	58,789	3,071	0

PIMCO Emerging Markets Local Currency and Bond Fund	203,527	22,992	(102,547)	(16,838)	8,045	115,178	0	0

PIMCO Short-Term Floating NAV Portfolio III	2,284	85,834	(75,900)	(43)	(60)	12,115	134	0

Totals	$403,241	$141,006	$(283,360)	$(16,024)	$(4,552)	$240,310	$7,018	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$290,749	$267,286	$(468,075)	$(6,758)	$(783)	$82,419	$7,886	$0

PIMCO Global Advantage® Strategy Bond Fund	1,889	13	(1,691)	(11)	7	207	13	0

PIMCO Global Bond Opportunities Fund (Unhedged)	1,421	7,529	(8,760)	(18)	5	177	28	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	33,611	37,756	(16,000)	(93)	(1,266)	54,008	1,456	0

PIMCO International Bond Fund (Unhedged)	64,522	7,915	(66,150)	(707)	297	5,877	1,015	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$48,391	$1,130,103	$(1,009,800)	$(545)	$(355)	$167,794	$1,603	$0

PIMCO Emerging Markets Corporate Bond Fund	228	56,420	(56,531)	(1)	(1)	115	19	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	345,568	2,125,116	(2,470,500)	15	(88)	111	4,516	0

PIMCO Global Advantage® Strategy Bond Fund	4,157	136,351	(140,400)	(20)	0	88	50	0

PIMCO Global Bond Opportunities Fund (Unhedged)	10,070	169,576	(179,629)	(6)	(1)	10	76	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	49,500	461,961	(508,800)	(115)	(22)	2,524	461	0

PIMCO International Bond Fund (Unhedged)	66,634	478,515	(545,001)	19	(7)	160	315	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price

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and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card

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receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or

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“Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

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(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings

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exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain

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(loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A

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liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal

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shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar- Hedged)	PIMCO International Bond Fund (Unhedged)

Allocation	—	—	—	X	—	—	—	—

Acquired Fund	—	—	—	X	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	X

Distressed Company	—	—	—	X	—	—	—	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Commodity	—	—	—	X	—	—	—	—

Equity	X	—	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	—	—	—	—

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Notes to Financial Statements (Cont.)

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar- Hedged)	PIMCO International Bond Fund (Unhedged)

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X

Smaller Company	—	—	—	X	—	—	—	—

Leveraging	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	X	X	—

Management	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Tax	—	—	—	X	—	—	—	—

Subsidiary	—	—	—	X	—	—	—	—

Value Investing	—	—	—	X	—	—	—	—

Arbitrage	—	—	—	X	—	—	—	—

Convertible Securities	—	—	—	X	—	—	—	—

Exchange-Traded Fund	—	—	—	X	—	—	—	—

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired

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level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be

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more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics.

Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its

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investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs;

additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation,

ANNUAL REPORT	MARCH 31, 2020	187

Notes to Financial Statements (Cont.)

income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class	Class A	Class C
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%		0.58%	(1)	N/A	0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund	0.50%	0.40%	N/A		N/A		N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%	0.40%	0.50%		N/A		N/A	0.55%	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%	0.40%	N/A		N/A		N/A	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.35%	0.30%	0.40%	~	N/A		N/A	0.45%	N/A
PIMCO Global Bond Opportunities Fund (Unhedged)	0.25%	0.30%	N/A		N/A		0.30%	0.45%	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%		N/A		0.30%	0.40%	0.40%
PIMCO International Bond Fund (Unhedged)	0.25%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%	0.40%

~	This share class was liquidated during the reporting period.
(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

188	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2020

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee

ANNUAL REPORT	MARCH 31, 2020	189

Notes to Financial Statements (Cont.)

for I-3 shares of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described below are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2020, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2020, the amount waived was $2,755,220.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$132,602	$222,459

PIMCO Emerging Markets Corporate Bond Fund	6,198	5,397

PIMCO Emerging Markets Currency and Short-Term Investments Fund	211,409	119,329

PIMCO Global Advantage® Strategy Bond Fund	19,111	20,572

PIMCO Global Bond Opportunities Fund (Unhedged)	5,812	4,988

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	34,673	13,543

PIMCO International Bond Fund (Unhedged)	33,217	8,371

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

190	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2020

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$1,259,129	$1,013,531	$961,960	$1,057,196

PIMCO Emerging Markets Corporate Bond Fund	0	0	96,498	120,414

PIMCO Emerging Markets Currency and Short-Term Investments Fund	233,805	235,570	1,729,446	1,242,492

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	65,684	207,460

PIMCO Global Advantage® Strategy Bond Fund	2,139,958	2,067,833	200,041	198,379

PIMCO Global Bond Opportunities Fund (Unhedged)	1,497,972	1,456,402	106,309	120,258

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	5,792,144	5,565,456	480,781	348,834

PIMCO International Bond Fund (Unhedged)	5,461,543	5,156,584	689,284	583,667

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund						PIMCO Emerging Markets Corporate Bond Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	66,919	$672,249	91,479		$907,840		3,727	$40,373	4,179	$42,914

I-2	10,785	113,091	4,515		44,967		N/A	N/A	N/A	N/A

I-3	262	2,726	201	(a)	2,009	(a)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	20	(b)	199	(b)	N/A	N/A	N/A	N/A

Class A	4,977	52,356	5,671		57,040		N/A	N/A	N/A	N/A

Class C	391	4,099	257		2,569		N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	6,002	62,598	5,538		55,302		481	5,131	582	6,002

I-2	505	5,264	390		3,895		N/A	N/A	N/A	N/A

I-3	9	97	3	(a)	31	(a)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	7	(b)	73	(b)	N/A	N/A	N/A	N/A

Class A	908	9,469	923		9,211		N/A	N/A	N/A	N/A

Class C	85	891	104		1,033		N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(84,524)	(863,566)	(65,853)		(655,167)		(6,715)	(71,432)	(3,005)	(30,847)

I-2	(9,096)	(94,141)	(4,454)		(44,350)		N/A	N/A	N/A	N/A

I-3	(74)	(750)	(101	)(a)	(1,015	)(a)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	(437	)(b)	(4,301	)(b)	N/A	N/A	N/A	N/A

Class A	(8,353)	(86,001)	(9,780)		(98,039)		N/A	N/A	N/A	N/A

Class C	(1,329)	(13,860)	(1,348)		(13,466)		N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(12,533)	$(135,478)	27,135		$267,831		(2,507)	$(25,928)	1,756	$18,069

ANNUAL REPORT	MARCH 31, 2020	191

Notes to Financial Statements (Cont.)

	PIMCO Emerging Markets Currency and Short-Term Investments Fund						PIMCO Emerging Markets Full Spectrum Bond Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	27,722	$221,932	7,181		$63,745		9,791	$72,680	10,505	$75,614

I-2	495	3,937	526		4,588		N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

Class A	174	1,409	367		3,195		N/A	N/A	N/A	N/A

Class C	N/A	N/A	14	(c)	132	(c)	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	14,314	113,399	45,327		369,601		2,305	16,981	2,926	21,038

I-2	9	70	24		201		N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

Class A	63	501	258		2,101		N/A	N/A	N/A	N/A

Class C	N/A	N/A	4	(c)	34	(c)	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(117,989)	(881,217)	(124,441)		(1,069,204)		(30,102)	(221,564)	(11,428)	(81,153)

I-2	(704)	(5,587)	(690)		(6,128)		N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A		N/A		N/A	N/A	N/A	N/A

Class A	(960)	(7,667)	(1,253)		(11,022)		N/A	N/A	N/A	N/A

Class C	N/A	N/A	(356	)(c)	(3,088	)(c)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(76,876)	$(553,223)	(73,039)		$(645,845)		(18,006)	$(131,903)	2,003	$15,499

192	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2020

PIMCO Global Advantage® Strategy Bond Fund								PIMCO Global Bond Opportunities Fund (Unhedged)				PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Year Ended 03/31/2020				Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019		Year Ended 03/31/2020		Year Ended 03/31/2019

Shares		Amount		Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

8,591		$94,535		9,424		$100,523		3,835	$34,285	5,665	$51,437	26,382	$272,039	31,710	$319,861

18	(d)	200	(d)	9		102		N/A	N/A	N/A	N/A	2,362	24,319	1,800	18,244

N/A		N/A		N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A		N/A		N/A		N/A		665	5,963	933	8,497	729	7,504	164	1,658

842		9,310		242		2,584		578	5,198	351	3,230	1,323	13,652	1,803	18,262

N/A		N/A		1	(c)	16	(c)	N/A	N/A	N/A	N/A	122	1,268	127	1,283

979		10,769		947		10,055		531	4,755	952	8,556	2,470	25,386	1,371	13,877

5	(d)	50	(d)	5		51		N/A	N/A	N/A	N/A	231	2,373	111	1,128

N/A		N/A		N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A		N/A		N/A		N/A		234	2,097	457	4,104	24	247	11	108

21		227		15		161		35	315	65	584	184	1,890	118	1,193

N/A		N/A		2	(c)	22	(c)	N/A	N/A	N/A	N/A	24	243	13	129

(15,921)		(174,657)		(12,423)		(131,716)		(8,635)	(76,799)	(11,058)	(101,579)	(31,928)	(326,344)	(24,573)	(248,895)

(223	)(d)	(2,490	)(d)	(124)		(1,320)		N/A	N/A	N/A	N/A	(2,724)	(27,598)	(2,746)	(27,742)

N/A		N/A		N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A		N/A		N/A		N/A		(2,631)	(23,484)	(2,558)	(23,467)	(301)	(3,088)	(285)	(2,876)

(326)		(3,578)		(450)		(4,807)		(605)	(5,357)	(780)	(7,125)	(2,806)	(28,740)	(2,850)	(28,842)

N/A		N/A		(368	)(c)	(3,881	)(c)	N/A	N/A	N/A	N/A	(353)	(3,631)	(649)	(6,578)

(6,014)		$(65,634)		(2,720)		$(28,210)		(5,993)	$(53,027)	(5,973)	$(55,763)	(4,261)	$(40,480)	6,125	$60,810

ANNUAL REPORT	MARCH 31, 2020	193

Notes to Financial Statements (Cont.)

	PIMCO International Bond Fund (Unhedged)

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	32,677	$310,977	56,683		$543,427

I-2	12,286	117,866	12,691		122,266

I-3	7,515	71,938	4,112	(a)	40,177	(a)

Administrative Class	279	2,645	564		5,484

Class A	9,476	90,780	6,841		66,599

Class C	102	967	192		1,845
Issued as reinvestment of distributions

Institutional Class	1,869	17,805	2,789		26,433

I-2	287	2,736	998		9,436

I-3	164	1,556	129	(a)	1,214	(a)

Administrative Class	95	904	248		2,356

Class A	411	3,918	875		8,295

Class C	7	68	24		227
Cost of shares redeemed

Institutional Class	(48,556)	(459,182)	(33,867)		(324,943)

I-2	(12,690)	(119,850)	(23,204)		(221,486)

I-3	(1,307)	(12,247)	(443	)(a)	(4,206	)(a)

Administrative Class	(2,541)	(24,266)	(2,818)		(27,663)

Class A	(10,609)	(99,092)	(12,990)		(126,110)

Class C	(450)	(4,300)	(402)		(3,928)

Net increase (decrease) resulting from Fund share transactions	(10,985)	$(96,777)	12,422		$119,423

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)	Class C Shares liquidated at the close of business on October 31, 2018.
(d)	Class I-2 Shares liquidated at the close of business February 07, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Emerging Markets Corporate Bond Fund	0	2	0%	66%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	2	0%	91%

PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	59%	0%

PIMCO Global Advantage® Strategy Bond Fund	2	1	47%	10%

PIMCO Global Bond Opportunities Fund (Unhedged)	1	0	27%	0%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1	0	10%	0%

194	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2020

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Emerging Markets Bond Fund	$16,116	$0	$(331,139)	$(1,540)	$(193,636)	$0	$0

PIMCO Emerging Markets Corporate Bond Fund	687	0	(37,270)	(75)	(47,953)	0	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	0	(293,703)	(12)	(595,900)	0	0

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	(50,003)	0	(64,928)	0	(7,037)

PIMCO Global Advantage® Strategy Bond Fund	5,163	0	(20,497)	(9)	(12,645)	0	0

PIMCO Global Bond Opportunities Fund (Unhedged)	0	0	(12,728)	(8)	(282)	0	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0	(31,027)	(444)	0	0	(4,640)

PIMCO International Bond Fund (Unhedged)	0	0	(59,204)	(268)	(523)	0	(59,020)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	MARCH 31, 2020	195

Notes to Financial Statements (Cont.)

March 31, 2020

As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Fund	$0	$193,636

PIMCO Emerging Markets Corporate Bond Fund*	17,221	30,732

PIMCO Emerging Markets Currency and Short-Term Investments Fund	345,824	250,076

PIMCO Emerging Markets Full Spectrum Bond Fund	18	64,910

PIMCO Global Advantage® Strategy Bond Fund*	10,815	1,830

PIMCO Global Bond Opportunities Fund (Unhedged)	0	282

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0

PIMCO International Bond Fund (Unhedged)	0	523

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Bond Fund	$2,518,816	$99,769	$(431,786)	$(332,017)

PIMCO Emerging Markets Corporate Bond Fund	160,310	2,866	(40,151)	(37,285)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	2,384,296	175,864	(466,463)	(290,599)

PIMCO Emerging Markets Full Spectrum Bond Fund	290,807	4	(50,007)	(50,003)

PIMCO Global Advantage® Strategy Bond Fund	573,311	27,176	(47,645)	(20,469)

PIMCO Global Bond Opportunities Fund (Unhedged)	332,803	22,250	(34,448)	(12,198)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1,395,976	76,963	(109,570)	(32,607)

PIMCO International Bond Fund (Unhedged)	1,840,250	115,508	(173,522)	(58,014)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), convertible preferred securities, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Bond Fund	$98,169	$0	$0	$85,548	$0	$0

PIMCO Emerging Markets Corporate Bond Fund	6,284	0	0	6,913	0	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	28,559	0	85,661	343,518	0	29,799

PIMCO Emerging Markets Full Spectrum Bond Fund	13,815	0	3,168	18,117	0	3,049

PIMCO Global Advantage® Strategy Bond Fund	11,252	0	0	10,353	0	0

PIMCO Global Bond Opportunities Fund (Unhedged)	4,158	0	3,154	9,883	860	2,705

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	39,893	0	0	19,849	0	0

PIMCO International Bond Fund (Unhedged)	27,185	0	3,686	42,653	10,202	2,090

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

196	PIMCO INTERNATIONAL BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	197

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities Inc.	RBC	Royal Bank of Canada

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	NatWest Markets Plc

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank, London

CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.

DBL	Deutsche Bank AG London	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:

ARS	Argentine Peso	GHS	Ghanaian Cedi	PHP	Philippine Peso

AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

BRL	Brazilian Real	HUF	Hungarian Forint	RON	Romanian New Leu

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	KZT	Kazakhstani Tenge	TWD	Taiwanese Dollar

CZK	Czech Koruna	MXN	Mexican Peso	UAH	Ukrainian Hryvnia

DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DOP	Dominican Peso	NGN	Nigerian Naira	UYU	Uruguayan Peso

EGP	Egyptian Pound	NOK	Norwegian Krone	VND	Vietnamese Dong

EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand

GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:

CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

CME	Chicago Mercantile Exchange

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	PRIB06M	6 Month Czech Interbank Offer Rate

BP0003M	3 Month GBP-LIBOR	CNREPOFIX	China Fixing Repo Rates 7-Day	SOFRRATE	Secured Overnight Financing Rate

CDOR01	1 Month CDN Swap Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SONIO	Sterling Overnight Interbank Average Rate

CDOR03	3 month CDN Swap Rate	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	IBR	Indicador Bancario de Referencia

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

AID	Agency International Development	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	STIBOR	Stockholm Interbank Offered Rate

BABs	Build America Bonds	JSC	Joint Stock Company	TBA	To-Be-Announced

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TELBOR	Tel Aviv Inter-Bank Offered Rate

CDO	Collateralized Debt Obligation	NIBOR	Norwegian Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

CHILIBOR	Chile Interbank Offered Rate	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

DAC	Designated Activity Company	PIK	Payment-in-Kind

198	PIMCO INTERNATIONAL BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Emerging Markets Bond Fund	0%	0%	$8,011	$0

PIMCO Emerging Markets Corporate Bond Fund	0%	0%	1,357	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0%	0%	4,207	0

PIMCO Emerging Markets Full Spectrum Bond Fund	0%	0%	55	0

PIMCO Global Advantage® Strategy Bond Fund	0%	0%	6,618	0

PIMCO Global Bond Opportunities Fund (Unhedged)	0%	0%	2,688	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0%	0%	23,046	0

PIMCO International Bond Fund (Unhedged)	0%	0%	18,491	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	199

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

200	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	201

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

202	PIMCO INTERNATIONAL BOND FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	203

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

204	PIMCO INTERNATIONAL BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3005AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (Cont.)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (each a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the Funds (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Funds or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to the Funds.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the Funds (Cont.)

historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	04/27/18	12/31/02	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	04/27/18	—	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO All Asset Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	(10.61)%	1.06%	3.45%	5.67%
PIMCO All Asset Fund I-2	(10.59)%	0.98%	3.35%	5.58%
PIMCO All Asset Fund I-3	(10.66)%	0.94%	3.31%	5.52%
PIMCO All Asset Fund Administrative Class	(10.72)%	0.83%	3.20%	5.42%
PIMCO All Asset Fund Class A	(10.90)%	0.61%	2.95%	5.11%
PIMCO All Asset Fund Class A (adjusted)	(14.24)%	(0.16)%	2.56%	4.88%
PIMCO All Asset Fund Class C	(11.63)%	(0.16)%	2.18%	4.32%
PIMCO All Asset Fund Class C (adjusted)	(12.50)%	(0.16)%	2.18%	4.32%
PIMCO All Asset Fund Class R	(11.18)%	0.35%	2.68%	4.82%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index	4.50%	2.18%	2.52%	3.92%
Consumer Price Index + 500 Basis Points	6.52%	6.80%	6.73%	7.05%
Lipper Alternative Global Macro Funds Average	(7.43)%	(0.26)%	2.18%	3.19%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and expenses (Underlying PIMCO Fund expenses), were 1.245% for the Institutional Class shares, 1.345% for I-2 shares, 1.445% for I-3 shares, 1.495% for Administrative Class shares, 1.695% for Class A shares, 2.445% for Class C shares, and 1.945% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	I-2 - PALPX	I-3 - PAANX	Administrative Class - PAALX
Class A - PASAX	Class C - PASCX	Class R - PATRX

Top 10 Holdings as of March 31, 2020†§

PIMCO RAE Emerging Markets Fund	10.1%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	9.9%
PIMCO RAE Fundamental Advantage PLUS Fund	8.8%
PIMCO RAE PLUS EMG Fund	8.7%
PIMCO Long-Term Real Return Fund	7.8%
PIMCO RAE Worldwide Long/Short PLUS Fund	7.0%
PIMCO CommoditiesPLUS® Strategy Fund	5.8%
PIMCO Extended Duration Fund	4.8%
PIMCO Income Fund	4.5%
PIMCO Low Duration Fund	3.3%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust, or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust subadvised by Gurtin Municipal Bond Management (collectively, Underlying PIMCO Funds) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Positions in U.S. long maturity bonds, primarily through the PIMCO Extended Duration Fund, the PIMCO Long-Term US Government Bond Fund, and the PIMCO Long Duration Total Return Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to inflation-linked bonds through the PIMCO Long-Term Real Return Fund and the PIMCO Real Return Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market equities, primarily through the PIMCO RAE Emerging Markets Fund and the PIMCO RAE PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Exposure to commodities and real estate investment trusts, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns.

»

Exposure to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Currency and Short-Term Investments Fund and the PIMCO Emerging Local Currency and Bond Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

ANNUAL REPORT	MARCH 31, 2020	11

PIMCO All Asset All Authority Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	(16.32)%	(1.67)%	1.07%	3.60%
PIMCO All Asset All Authority Fund I-2	(16.51)%	(1.80)%	0.96%	3.45%
PIMCO All Asset All Authority Fund I-3	(16.52)%	(1.86)%	0.88%	3.44%
PIMCO All Asset All Authority Fund Class A	(16.79)%	(2.14)%	0.59%	3.05%
PIMCO All Asset All Authority Fund Class A (adjusted)	(21.37)%	(3.24)%	0.02%	2.81%
PIMCO All Asset All Authority Fund Class C	(17.41)%	(2.86)%	(0.16)%	2.28%
PIMCO All Asset All Authority Fund Class C (adjusted)	(18.22)%	(2.86)%	(0.16)%	2.28%
Bloomberg Barclays U.S. TIPS Indexª	6.85%	2.67%	3.48%	4.14%
S&P 500 Index	(6.98)%	6.73%	10.53%	7.82%
Consumer Price Index + 650 Basis Points	8.02%	8.30%	8.23%	8.54%
Lipper Alternative Global Macro Funds Average	(7.43)%	(0.26)%	2.18%	3.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to October 01, 2019, the fund’s primary benchmark was the S&P 500 Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 3.01% for Institutional Class shares, 3.11% for I-2 shares, 3.21% for I-3 Shares, 3.46% for Class A shares, and 4.21% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	I-2 - PAUPX	I-3 - PAUNX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of March 31, 2020†§

PIMCO StocksPLUS® Short Fund	13.4%
PIMCO RAE Emerging Markets Fund	9.3%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	8.2%
PIMCO RAE PLUS EMG Fund	7.4%
PIMCO RAE Fundamental Advantage PLUS Fund	5.8%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.3%
PIMCO CommoditiesPLUS® Strategy Fund	4.9%
PIMCO Long-Term Real Return Fund	4.9%
PIMCO RAE PLUS International Fund	4.4%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3.6%
†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Positions in U.S. long maturity bonds, primarily through the PIMCO Extended Duration Fund, the PIMCO Long-Term US Government Bond Fund, and the PIMCO Long Duration Total Return Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to inflation-linked bonds through the PIMCO Long-Term Real Return Fund and the PIMCO Real Return Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market equities, primarily through the PIMCO RAE Emerging Markets Fund and the PIMCO RAE PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Exposure to commodities and real estate investment trusts, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO RealEstateRealReturn Strategy Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns.

»

Exposure to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund and the PIMCO RAE Fundamental Advantage PLUS Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Currency and Bond Fund and the PIMCO Emerging Markets Currency and Short-Term Investments Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

ANNUAL REPORT	MARCH 31, 2020	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00	$875.80	$0.35	$1,000.00	$1,024.63	$0.38	0.075%
I-2	1,000.00	875.70	0.82	1,000.00	1,024.13	0.89	0.175
I-3	1,000.00	876.30	1.06	1,000.00	1,023.88	1.14	0.225
Administrative Class	1,000.00	875.70	1.52	1,000.00	1,023.38	1.64	0.325
Class A	1,000.00	874.70	2.46	1,000.00	1,022.38	2.65	0.525
Class C	1,000.00	870.50	5.96	1,000.00	1,018.63	6.43	1.275
Class R	1,000.00	873.50	3.63	1,000.00	1,021.13	3.92	0.775

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$835.10	$6.19	$1,000.00	$1,018.25	$6.81	1.35%
I-2	1,000.00	833.60	6.65	1,000.00	1,017.75	7.31	1.45
I-3	1,000.00	834.40	6.88	1,000.00	1,017.50	7.57	1.50
Class A	1,000.00	832.10	8.24	1,000.00	1,016.00	9.07	1.80
Class C	1,000.00	829.90	11.67	1,000.00	1,012.25	12.83	2.55

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2020	15

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS: 1-10 Year Index	Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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ANNUAL REPORT	MARCH 31, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund

Institutional Class

03/31/2020	$11.48	$0.32	$(1.49)	$(1.17)	$(0.36)	$0.00	$(0.01)	$(0.37)

03/31/2019	12.12	0.59	(0.63)	(0.04)	(0.60)	0.00	0.00	(0.60)

03/31/2018	11.69	0.54	0.47	1.01	(0.58)	0.00	0.00	(0.58)

03/31/2017	10.68	0.35	1.04	1.39	(0.36)	0.00	(0.02)	(0.38)

03/31/2016	11.58	0.40	(0.88)	(0.48)	(0.42)	0.00	0.00	(0.42)

I-2

03/31/2020	11.50	0.31	(1.48)	(1.17)	(0.35)	0.00	(0.01)	(0.36)

03/31/2019	12.14	0.56	(0.61)	(0.05)	(0.59)	0.00	0.00	(0.59)

03/31/2018	11.72	0.53	0.46	0.99	(0.57)	0.00	0.00	(0.57)

03/31/2017	10.70	0.34	1.05	1.39	(0.35)	0.00	(0.02)	(0.37)

03/31/2016	11.60	0.38	(0.87)	(0.49)	(0.41)	0.00	0.00	(0.41)

I-3

03/31/2020	11.50	0.22	(1.41)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

04/27/2018 - 03/31/2019	12.14	0.50	(0.55)	(0.05)	(0.59)	0.00	0.00	(0.59)

Administrative Class

03/31/2020	11.50	0.29	(1.48)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

03/31/2019	12.14	0.55	(0.62)	(0.07)	(0.57)	0.00	0.00	(0.57)

03/31/2018	11.72	0.52	0.45	0.97	(0.55)	0.00	0.00	(0.55)

03/31/2017	10.70	0.31	1.06	1.37	(0.33)	0.00	(0.02)	(0.35)

03/31/2016	11.60	0.37	(0.88)	(0.51)	(0.39)	0.00	0.00	(0.39)

Class A

03/31/2020	11.49	0.27	(1.48)	(1.21)	(0.31)	0.00	(0.01)	(0.32)

03/31/2019	12.13	0.53	(0.62)	(0.09)	(0.55)	0.00	0.00	(0.55)

03/31/2018	11.71	0.47	0.48	0.95	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.70	0.29	1.05	1.34	(0.31)	0.00	(0.02)	(0.33)

03/31/2016	11.60	0.34	(0.88)	(0.54)	(0.36)	0.00	0.00	(0.36)

Class C

03/31/2020	11.44	0.18	(1.48)	(1.30)	(0.22)	0.00	(0.01)	(0.23)

03/31/2019	12.08	0.44	(0.62)	(0.18)	(0.46)	0.00	0.00	(0.46)

03/31/2018	11.66	0.39	0.47	0.86	(0.44)	0.00	0.00	(0.44)

03/31/2017	10.66	0.20	1.05	1.25	(0.23)	0.00	(0.02)	(0.25)

03/31/2016	11.56	0.26	(0.88)	(0.62)	(0.28)	0.00	0.00	(0.28)

Class R

03/31/2020	11.42	0.24	(1.48)	(1.24)	(0.28)	0.00	(0.01)	(0.29)

03/31/2019	12.06	0.50	(0.62)	(0.12)	(0.52)	0.00	0.00	(0.52)

03/31/2018	11.64	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)

03/31/2017	10.64	0.26	1.04	1.30	(0.28)	0.00	(0.02)	(0.30)

03/31/2016	11.54	0.32	(0.88)	(0.56)	(0.34)	0.00	0.00	(0.34)

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.94	(10.61)%	$13,039,098	0.075%		0.225%		0.075%		0.225%		2.79%		44%

11.48	(0.13)	15,726,640	0.095		0.225		0.095		0.225		5.08		42

12.12	8.77	17,292,168	0.125		0.225		0.125		0.225		4.48		37

11.69	13.21	16,330,803	0.085		0.225		0.085		0.225		3.06		54

10.68	(4.08)	16,721,758	0.055		0.225		0.055		0.225		3.65		40

9.97	(10.59)	465,828	0.175		0.325		0.175		0.325		2.69		44

11.50	(0.24)	578,778	0.195		0.325		0.195		0.325		4.86		42

12.14	8.56	745,549	0.225		0.325		0.225		0.325		4.39		37

11.72	13.18	588,700	0.185		0.325		0.185		0.325		3.02		54

10.70	(4.19)	482,467	0.155		0.325		0.155		0.325		3.48		40

9.97	(10.75)	1,457	0.225		0.425		0.225		0.425		1.93		44

11.50	(0.23)	10,560	0.245	*	0.425	*	0.245	*	0.425	*	4.72	*	42

9.97	(10.72)	89,662	0.325		0.475		0.325		0.475		2.52		44

11.50	(0.39)	120,445	0.345		0.475		0.345		0.475		4.75		42

12.14	8.40	164,254	0.375		0.475		0.375		0.475		4.30		37

11.72	13.00	191,878	0.335		0.475		0.335		0.475		2.75		54

10.70	(4.33)	244,060	0.305		0.475		0.305		0.475		3.35		40

9.96	(10.90)	720,356	0.525		0.675		0.525		0.675		2.33		44

11.49	(0.57)	962,181	0.545		0.675		0.545		0.675		4.58		42

12.13	8.21	1,132,320	0.575		0.675		0.575		0.675		3.88		37

11.71	12.67	730,425	0.565	(e)	0.705	(e)	0.565	(e)	0.705	(e)	2.58		54

10.70	(4.57)	781,603	0.555		0.725		0.555		0.725		3.11		40

9.91	(11.63)	181,495	1.275		1.425		1.275		1.425		1.55		44

11.44	(1.33)	318,896	1.295		1.425		1.295		1.425		3.81		42

12.08	7.45	444,532	1.325		1.425		1.325		1.425		3.25		37

11.66	11.82	663,861	1.315	(e)	1.455	(e)	1.315	(e)	1.455	(e)	1.82		54

10.66	(5.32)	751,398	1.305		1.475		1.305		1.475		2.36		40

9.89	(11.18)	41,037	0.775		0.925		0.775		0.925		2.08		44

11.42	(0.82)	53,464	0.795		0.925		0.795		0.925		4.36		42

12.06	8.00	64,912	0.825		0.925		0.825		0.925		3.79		37

11.64	12.39	71,325	0.815	(e)	0.955	(e)	0.815	(e)	0.955	(e)	2.33		54

10.64	(4.81)	73,804	0.805		0.975		0.805		0.975		2.91		40

ANNUAL REPORT	MARCH 31, 2020	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset All Authority Fund

Institutional Class

03/31/2020	$8.17	$0.16	$(1.46)	$(1.30)	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2019	8.90	0.44	(0.70)	(0.26)	(0.47)	0.00	(0.00)	(0.47)

03/31/2018	8.76	0.44	0.19	0.63	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	8.04	0.25	0.75	1.00	(0.25)	0.00	(0.03)	(0.28)

03/31/2016	9.07	0.39	(0.99)	(0.60)	(0.43)	0.00	0.00	(0.43)

I-2

03/31/2020	8.18	0.15	(1.46)	(1.31)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.91	0.41	(0.68)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

03/31/2018	8.77	0.43	0.19	0.62	(0.47)	0.00	(0.01)	(0.48)

03/31/2017	8.05	0.24	0.75	0.99	(0.24)	0.00	(0.03)	(0.27)

03/31/2016	9.08	0.37	(0.98)	(0.61)	(0.42)	0.00	0.00	(0.42)

I-3

03/31/2020	8.17	0.09	(1.41)	(1.32)	(0.19)	0.00	0.00	(0.19)

04/27/2018 - 03/31/2019	8.90	0.43	(0.70)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

Class A

03/31/2020	8.18	0.13	(1.47)	(1.34)	(0.18)	0.00	0.00	(0.18)

03/31/2019	8.91	0.40	(0.70)	(0.30)	(0.43)	0.00	(0.00)	(0.43)

03/31/2018	8.77	0.38	0.21	0.59	(0.44)	0.00	(0.01)	(0.45)

03/31/2017	8.05	0.21	0.76	0.97	(0.22)	0.00	(0.03)	(0.25)

03/31/2016	9.08	0.35	(0.99)	(0.64)	(0.39)	0.00	0.00	(0.39)

Class C

03/31/2020	8.18	0.06	(1.46)	(1.40)	(0.12)	0.00	0.00	(0.12)

03/31/2019	8.91	0.33	(0.69)	(0.36)	(0.37)	0.00	(0.00)	(0.37)

03/31/2018	8.77	0.33	0.19	0.52	(0.37)	0.00	(0.01)	(0.38)

03/31/2017	8.06	0.14	0.76	0.90	(0.16)	0.00	(0.03)	(0.19)

03/31/2016	9.08	0.28	(0.98)	(0.70)	(0.32)	0.00	0.00	(0.32)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(f)	Ratio of expenses to average net assets includes line of credit expenses.

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.66	(16.32)%	$2,349,263	1.44	%(f)	1.53	%(f)	0.16%		0.25%		1.99%		45%

8.17	(2.78)	4,080,399	1.55	(f)	1.62	(f)	0.18		0.25		5.25		39

8.90	7.28	5,692,188	1.12	(f)	1.16	(f)	0.21		0.25		4.92		35

8.76	12.66	5,690,312	0.80	(f)	0.87	(f)	0.18		0.25		2.90		51

8.04	(6.53)	5,917,397	0.67	(f)	0.77	(f)	0.15		0.25		4.59		39

6.66	(16.51)	331,178	1.54	(f)	1.63	(f)	0.26		0.35		1.88		45

8.18	(2.88)	605,219	1.65	(f)	1.72	(f)	0.28		0.35		4.92		39

8.91	7.18	935,337	1.22	(f)	1.26	(f)	0.31		0.35		4.80		35

8.77	12.54	838,859	0.90	(f)	0.97	(f)	0.28		0.35		2.85		51

8.05	(6.63)	785,877	0.77	(f)	0.87	(f)	0.25		0.35		4.34		39

6.66	(16.52)	1,561	1.59	(f)	1.73	(f)	0.31		0.45		1.07		45

8.17	(2.88)	26,421	1.70	(f)*	1.82	(f)*	0.33	*	0.45	*	5.60	*	39

6.66	(16.79)	343,870	1.89	(f)	1.98	(f)	0.61		0.70		1.55		45

8.18	(3.22)	524,713	2.00	(f)	2.07	(f)	0.63		0.70		4.72		39

8.91	6.82	740,822	1.57	(f)	1.61	(f)	0.66		0.70		4.21		35

8.77	12.16	557,523	1.25	(f)	1.32	(f)	0.63		0.70		2.42		51

8.05	(6.97)	666,880	1.12	(f)	1.22	(f)	0.60		0.70		4.11		39

6.66	(17.41)	184,046	2.64	(f)	2.73	(f)	1.36		1.45		0.74		45

8.18	(3.96)	376,183	2.75	(f)	2.82	(f)	1.38		1.45		3.98		39

8.91	6.04	556,929	2.32	(f)	2.36	(f)	1.41		1.45		3.69		35

8.77	11.29	742,593	2.00	(f)	2.07	(f)	1.38		1.45		1.64		51

8.06	(7.59)	901,039	1.87	(f)	1.97	(f)	1.35		1.45		3.35		39

ANNUAL REPORT	MARCH 31, 2020	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Assets:

Investments, at value
Investments in securities*	$2,004	$9,403
Investments in Affiliates	14,574,657	4,417,612
Cash	1	0
Receivable for investments in Affiliates sold	308,231	72,083
Receivable for Fund shares sold	9,304	2,329
Dividends receivable from Affiliates	20,199	4,813
Reimbursement receivable from PIMCO	1,546	172
Prepaid expenses	0	808

Total Assets	14,915,942	4,507,220

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$0	$1,200,000
Payable for investments in Affiliates purchased	328,028	76,789
Payable for Fund shares redeemed	45,589	18,917
Overdraft due to custodian	0	27
Accrued investment advisory fees	2,207	585
Accrued supervisory and administrative fees	835	273
Accrued distribution fees	146	123
Accrued servicing fees	204	118
Other liabilities	0	470

Total Liabilities	377,009	1,297,302

Net Assets	$14,538,933	$3,209,918

Net Assets Consist of:

Paid in capital	$19,598,811	$10,285,796
Distributable earnings (accumulated loss)	(5,059,878)	(7,075,878)

Net Assets	$14,538,933	$3,209,918

Cost of investments in securities	$2,004	$9,403
Cost of investments in Affiliates	$16,667,019	$5,174,141

* Includes repurchase agreements of:	$2,004	$9,403

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2020

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Net Assets:

Institutional Class	$13,039,098	$2,349,263
I-2	465,828	331,178
I-3	1,457	1,561
Administrative Class	89,662	N/A
Class A	720,356	343,870
Class C	181,495	184,046
Class R	41,037	N/A

Shares Issued and Outstanding:

Institutional Class	1,311,191	352,846
I-2	46,740	49,706
I-3	146	234
Administrative Class	8,997	N/A
Class A	72,358	51,607
Class C	18,312	27,630
Class R	4,150	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.94	$6.66
I-2	9.97	6.66
I-3	9.97	6.66
Administrative Class	9.97	N/A
Class A	9.96	6.66
Class C	9.91	6.66
Class R	9.89	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	MARCH 31, 2020	23

Statements of Operations

Year Ended March 31, 2020 (Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:

Interest	$16	$33
Dividends from Investments in Affiliates	502,161	164,387
Miscellaneous income	0	3,000
Total Income	502,177	167,420

Expenses:

Investment advisory fees	30,653	9,783
Supervisory and administrative fees	11,762	4,535
Distribution and/or servicing fees - Administrative Class	277	N/A
Distribution fees - Class C	1,935	2,182
Distribution fees - Class R	128	N/A
Servicing fees - Class A	2,262	1,199
Servicing fees - Class C	645	728
Servicing fees - Class R	128	N/A
Trustee fees	104	32
Interest expense	19	62,271
Miscellaneous expense	0	32
Total Expenses	47,913	80,762
Waiver and/or Reimbursement by PIMCO	(25,519)	(4,199)
Net Expenses	22,394	76,563

Net Investment Income (Loss)	479,783	90,857

Net Realized Gain (Loss):

Investments in Affiliates	(175,427)	(963,062)
Net capital gain distributions received from Affiliate investments	47,669	16,052

Net Realized Gain (Loss)	(127,758)	(947,010)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	(2,110,032)	180,414

Net Change in Unrealized Appreciation (Depreciation)	(2,110,032)	180,414

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,758,007)	$(675,739)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund			PIMCO All Asset All Authority Fund
	Year Ended March 31, 2020	Year Ended March 31, 2019		Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$479,783	$930,221		$90,857	$343,400
Net realized gain (loss)	(127,758)	(71,129)		(947,010)	(412,466)
Net change in unrealized appreciation (depreciation)	(2,110,032)	(962,409)		180,414	(195,503)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,758,007)	(103,317)		(675,739)	(264,569)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(486,898)	(824,865)		(90,632)	(258,963)
I-2	(17,215)	(31,337)		(13,026)	(37,020)
I-3	(37)	(77	)(a)	(89)	(312	)(a)
Administrative Class	(3,155)	(6,333)		N/A	N/A
Class A	(24,069)	(45,471)		(10,322)	(28,689)
Class C	(4,816)	(14,417)		(3,947)	(18,416)
Class R	(1,251)	(2,541)		N/A	N/A

Tax basis return of capital
Institutional Class	(11,222)	0		0	(1,905)
I-2	(411)	0		0	(294)
I-3	(2)	0	(a)	0	(2	)(a)
Administrative Class	(79)	0		N/A	N/A
Class A	(650)	0		0	(236)
Class C	(185)	0		0	(177)
Class R	(37)	0		N/A	N/A

Total Distributions(b)	(550,027)	(925,041)		(118, 016)	(346,014)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	(923,997)	(1,044,413)		(1,609,262)	(1,701,758)

Total Increase (Decrease) in Net Assets	(3,232,031)	(2,072,771)		(2,403,017)	(2,312,341)

Net Assets:
Beginning of year	17,770,964	19,843,735		5,612,935	7,925,276
End of year	$14,538,933	$17,770,964		$3,209,918	$5,612,935

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	25

Statement of Cash Flows PIMCO All Asset All Authority Fund

Year Ended March 31, 2020 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(675,739)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for)

Operating Activities:
Purchases of long-term securities	(3,050,572)
Proceeds from sales of long-term securities	5,690,630
(Purchases) Proceeds from sales of short-term portfolio investments, net	(3,995)
(Increase) decrease in receivable for investments sold	(59,001)
(Increase) decrease in dividends receivable from Affiliates	4,884
(Increase) decrease in reimbursement receivable from PIMCO	222
(Increase) decrease in prepaid expenses	2,002
Increase (decrease) in payable for investments purchased	54,010
Increase (decrease) in accrued investment advisory fees	(383)
Increase (decrease) in accrued supervisory and administrative fees	(179)
Increase (decrease) in accrued distribution fees	(122)
Increase (decrease) in accrued servicing fees	(76)
Increase (decrease) in other liabilities	(718)
Net Realized (Gain) Loss
Investments in Affiliates	963,062
Net capital gain distributions received from Affiliate investments	(16,052)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(180,414)
Net Cash Provided by (Used for) Operating Activities	2,727,559

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	630,012
Payments on shares redeemed	(2,349,326)
Increase (decrease) in overdraft due to custodian	27
Net payments on line of credit	(1,000,000)
Cash distributions paid*	(8,272)
Net Cash Received from (Used for) Financing Activities	(2,727,559)

Net Increase (Decrease) in Cash and Foreign Currency	0

Cash and Foreign Currency:

Beginning of year	0
End of year	$0
* Reinvestment of distributions	$109,744

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$60,980

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (c) 0.0%
		$2,004
Total Short-Term Instruments (Cost $2,004)		2,004

Total Investments in Securities (Cost $2,004)		2,004

	SHARES
INVESTMENTS IN AFFILIATES 100.3%

MUTUAL FUNDS (a) 97.8%

PIMCO CommoditiesPLUS® Strategy Fund	255,872,917	841,822

PIMCO CommodityRealReturn Strategy Fund®	29,252,518	124,616

PIMCO Dynamic Bond Fund	16,084,665	160,686

PIMCO Emerging Markets Bond Fund	14,249,595	131,096

PIMCO Emerging Markets Currency and Short-Term Investments Fund	205,142,931	1,444,206

PIMCO Emerging Markets Local Currency and Bond Fund	56,727,332	322,778

PIMCO Extended Duration Fund	63,462,667	703,801

PIMCO High Yield Fund	8,036,970	63,814

PIMCO Income Fund	60,310,215	661,000

PIMCO Investment Grade Credit Bond Fund	12,615,643	128,175

PIMCO Long-Term Real Return Fund	120,651,953	1,134,128

PIMCO Low Duration Fund	50,123,002	487,697

PIMCO Mortgage Opportunities and Bond Fund	12,751,439	132,232

PIMCO RAE Emerging Markets Fund	218,055,445	1,467,513

PIMCO RAE Fundamental Advantage PLUS Fund	149,289,928	1,280,908

	SHARES	MARKET VALUE (000S)

PIMCO RAE International Fund	29,175,200	$207,436

PIMCO RAE PLUS EMG Fund	185,176,669	1,261,053

PIMCO RAE PLUS International Fund	75,528,583	385,196

PIMCO RAE PLUS Small Fund	8,272,933	54,684

PIMCO RAE US Small Fund	12,350,840	87,691

PIMCO RAE Worldwide Long/Short PLUS Fund	123,847,351	1,016,787

PIMCO Real Return Fund	26,836,110	302,980

PIMCO RealEstateRealReturn Strategy Fund	70,838,424	480,284

PIMCO Senior Floating Rate Fund	4,510,397	38,925

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	78,662,620	464,109

PIMCO StocksPLUS® International Fund (Unhedged)	58,823,500	265,294

PIMCO Total Return Fund	36,775,099	385,771

PIMCO TRENDS Managed Futures Strategy Fund	17,110,361	181,712

Total Mutual Funds (Cost $16,199,609)		14,216,394

EXCHANGE-TRADED FUNDS 1.7%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	14,342,398	251,136

Total Exchange-Traded Funds (Cost $360,248)		251,136

SHORT-TERM INSTRUMENTS 0.8%

MUTUAL FUNDS 0.7%

PIMCO Government Money Market Fund 0.080% (a)(b)	102,265,250	102,265

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Schedule of Investments PIMCO All Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	495,079	$4,862

Total Short-Term Instruments (Cost $107,162)		107,127

Total Investments in Affiliates (Cost $16,667,019)		14,574,657

Total Investments 100.3% (Cost $16,669,023)		$14,576,661

Other Assets and Liabilities, net (0.3)%		(37,728)

Net Assets 100.0%		$14,538,933

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$2,004	U.S. Treasury Notes 1.750% due 05/31/2022	$(2,046)	$2,004	$2,004

Total Repurchase Agreements						$(2,046)	$2,004	$2,004

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$2,004	$0	$0	$2,004	$(2,046)	$(42)

Total Borrowings and Other Financing Transactions	$2,004	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$2,004	$0	$2,004
	$0	$2,004	$0	$2,004

Investments in Affiliates, at Value
Mutual Funds	14,216,394	0	0	14,216,394
Exchange-Traded Funds	251,136	0	0	251,136
Short-Term Instruments
Mutual Funds	102,265	0	0	102,265
Central Funds Used for Cash Management Purposes	4,862	0	0	4,862
	$14,574,657	$0	$0	$14,574,657
Total Investments	$14,574,657	$2,004	$0	$14,576,661

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO All Asset All Authority Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.3%
		$9,403

Total Short-Term Instruments (Cost $9,403)		9,403

Total Investments in Securities (Cost $9,403)		9,403

	SHARES
INVESTMENTS IN AFFILIATES 137.6%

MUTUAL FUNDS (a) 130.7%

PIMCO CommoditiesPLUS® Strategy Fund	65,872,230	216,720

PIMCO CommodityRealReturn Strategy Fund®	13,431,827	57,220

PIMCO Dynamic Bond Fund	4,295,518	42,912

PIMCO Emerging Markets Bond Fund	2,931,917	26,974

PIMCO Emerging Markets Currency and Short-Term Investments Fund	51,442,266	362,153

PIMCO Emerging Markets Local Currency and Bond Fund	14,664,821	83,443

PIMCO Extended Duration Fund	10,594,431	117,492

PIMCO High Yield Fund	1,767,456	14,034

PIMCO Income Fund	11,728,809	128,548

PIMCO Investment Grade Credit Bond Fund	2,649,393	26,918

PIMCO Long-Term Real Return Fund	22,937,036	215,608

PIMCO Low Duration Fund	11,262,799	109,587

PIMCO Mortgage Opportunities and Bond Fund	2,615,993	27,128

PIMCO RAE Emerging Markets Fund	61,033,283	410,754

PIMCO RAE Fundamental Advantage PLUS Fund	29,872,859	256,309

PIMCO RAE International Fund	8,794,358	62,528

PIMCO RAE PLUS EMG Fund	48,409,878	329,671

PIMCO RAE PLUS International Fund	38,035,830	193,983

	SHARES	MARKET VALUE (000S)

PIMCO RAE PLUS Small Fund	7,001,088	$46,277

PIMCO RAE US Small Fund	14,312,908	101,622

PIMCO RAE Worldwide Long/Short PLUS Fund	28,399,672	233,161

PIMCO Real Return Fund	3,259,142	36,796

PIMCO RealEstateRealReturn Strategy Fund	20,282,165	137,513

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	27,480,258	162,133

PIMCO StocksPLUS® International Fund (Unhedged)	13,959,400	62,957

PIMCO StocksPLUS® Short Fund	76,648,012	594,788

PIMCO Total Return Fund	7,813,645	81,965

PIMCO TRENDS Managed Futures Strategy Fund	5,266,300	55,928

Total Mutual Funds (Cost $4,872,177)		4,195,122

EXCHANGE-TRADED FUNDS 5.9%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	8,224,304	144,008

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,943,862	46,118

Total Exchange-Traded Funds (Cost $269,599)		190,126

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Government Money Market Fund 0.080% (a)(b)	32,238,811	32,239

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2020

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	12,780	125

Total Short-Term Instruments (Cost $32,365)		32,364

Total Investments in Affiliates (Cost $5,174,141)		4,417,612

Total Investments 137.9% (Cost $5,183,544)		$4,427,015

Other Assets and Liabilities, net (37.9)%		(1,217,097)

Net Assets 100.0%		$3,209,918

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$9,403	U.S. Treasury Notes 1.750% due 05/31/2022	$(9,596)	$9,403	$9,403

Total Repurchase Agreements						$(9,596)	$9,403	$9,403

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$9,403	$0	$0	$9,403	$(9,596)	$(193)

Total Borrowings and Other Financing Transactions	$9,403	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$9,403	$0	$9,403

	$0	$9,403	$0	$9,403

Investments in Affiliates, at Value
Mutual Funds	4,195,122	0	0	4,195,122
Exchange-Traded Funds	190,126	0	0	190,126
Short-Term Instruments
Mutual Funds	32,239	0	0	32,239
Central Funds Used for Cash Management Purposes	125	0	0	125

	$4,417,612	$0	$0	$4,417,612

Total Investments	$4,417,612	$9,403	$0	$4,427,015

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds. Each Fund may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

ANNUAL REPORT	MARCH 31, 2020	33

Notes to Financial Statements (Cont.)

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset Fund	Quarterly	Quarterly

PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2020

that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or an Underlying PIMCO Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

The assets of the Funds consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources

ANNUAL REPORT	MARCH 31, 2020	35

Notes to Financial Statements (Cont.)

(together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2020

not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2020	37

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

38	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2020

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all or a significant portion of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$610,742	$622,951	$(52,768)	$(1,500)	$(337,603)	$841,822	$17,511	$0

PIMCO CommodityRealReturn Strategy Fund®	185,288	6,839	(14,494)	(5,911)	(47,106)	124,616	6,838	0

ANNUAL REPORT	MARCH 31, 2020	39

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$272,179	$13,697	$(110,979)	$(710)	$(13,501)	$160,686	$10,094	$0

PIMCO Emerging Markets Bond Fund	0	129,321	0	0	1,775	131,096	206	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	1,956,853	211,374	(531,372)	(104,984)	(87,665)	1,444,206	19,973	0

PIMCO Emerging Markets Local Currency and Bond Fund	786,801	10,094	(461,777)	(130,371)	118,031	322,778	0	0

PIMCO Extended Duration Fund	503,683	215,804	(270,450)	58,508	196,256	703,801	15,717	0

PIMCO Government Money Market Fund	59,996	2,571,576	(2,529,307)	0	0	102,265	1,021	0

PIMCO High Yield Fund	188,391	66,358	(193,880)	33,754	(30,809)	63,814	2,976	0

PIMCO High Yield Spectrum Fund	287,735	9,745	(302,684)	13,182	(7,978)	0	10,019	0

PIMCO Income Fund	1,031,707	651,429	(944,045)	12,374	(90,465)	661,000	54,915	0

PIMCO Investment Grade Credit Bond Fund	367,411	12,082	(248,641)	(2,193)	(484)	128,175	12,081	0

PIMCO Long Duration Total Return Fund	232,571	63,801	(311,940)	5,546	10,022	0	11,321	7,587

PIMCO Long-Term Real Return Fund	1,078,623	278,366	(360,615)	17,429	120,325	1,134,128	56,609	0

PIMCO Long-Term U.S. Government Fund	171,805	130,507	(366,770)	73,887	(9,429)	0	7,097	0

PIMCO Low Duration Fund	699,496	842,554	(1,056,135)	1,347	435	487,697	17,035	0

PIMCO Mortgage Opportunities and Bond Fund	126,242	20,927	(8,442)	(259)	(6,236)	132,232	6,208	0

PIMCO RAE Emerging Markets Fund	1,315,955	935,944	(173,921)	(13,057)	(597,408)	1,467,513	47,512	6,422

PIMCO RAE Fundamental Advantage PLUS Fund	1,194,312	594,294	(290,457)	(37,246)	(179,995)	1,280,908	0	0

PIMCO RAE International Fund	0	204,347	0	0	3,089	207,436	0	0

PIMCO RAE Low Volatility PLUS EMG Fund	575,071	65,906	(565,628)	(49,558)	(25,791)	0	18,441	26,805

PIMCO RAE Low Volatility PLUS International Fund	342,324	8,336	(377,644)	(12,322)	39,306	0	8,335	0

PIMCO RAE PLUS EMG Fund	2,129,013	287,254	(601,629)	(54,926)	(498,659)	1,261,053	0	0

PIMCO RAE PLUS International Fund	170,974	341,712	(47,995)	(5,662)	(73,833)	385,196	3,104	0

PIMCO RAE PLUS Small Fund	0	56,106	0	0	(1,422)	54,684	0	0

PIMCO RAE US Small Fund	0	86,711	0	0	980	87,691	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	1,202,719	188,088	(128,566)	(2,250)	(243,204)	1,016,787	66,264	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	172,977	167,591	(4,220)	(623)	(84,589)	251,136	6,603	0

PIMCO Real Return Fund	224,643	198,037	(124,239)	(3,605)	8,144	302,980	4,799	0

PIMCO RealEstateRealReturn Strategy Fund	702,447	180,605	(300,323)	29,112	(131,557)	480,284	29,344	0

PIMCO Senior Floating Rate Fund	0	38,538	0	0	387	38,925	2	0

PIMCO Short-Term Floating NAV Portfolio III	7,349	969,240	(971,680)	(12)	(35)	4,862	139	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	570,742	187,653	(152,311)	(1,232)	(140,743)	464,109	50,085	6,855

40	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2020

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® International Fund (Unhedged)	$0	$289,678	$0	$0	$(24,384)	$265,294	$0	$0

PIMCO Total Return Fund	442,296	400,989	(474,166)	5,560	11,092	385,771	13,933	0

PIMCO TRENDS Managed Futures Strategy Fund	181,921	5,620	(19,146)	295	13,022	181,712	3,979	0

Totals	$17,792,266	$11,064,074	$(11,996,224)	$(175,427)	$(2,110,032)	$14,574,657	$502,161	$47,669

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$251,818	$173,538	$(102,196)	$(14,110)	$(92,330)	$216,720	$5,916	$0

PIMCO CommodityRealReturn Strategy Fund®	56,131	44,772	(26,921)	(2,873)	(13,889)	57,220	1,980	0

PIMCO Dynamic Bond Fund	93,361	4,209	(50,092)	(870)	(3,696)	42,912	3,369	0

PIMCO Emerging Markets Bond Fund	0	26,742	0	0	232	26,974	42	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	698,030	27,206	(311,655)	(64,830)	13,402	362,153	6,255	0

PIMCO Emerging Markets Local Currency and Bond Fund	291,033	2,952	(210,667)	(72,365)	72,490	83,443	0	0

PIMCO Extended Duration Fund	134,428	52,198	(123,019)	24,549	29,336	117,492	3,640	0

PIMCO Government Money Market Fund	34,192	2,810,717	(2,812,670)	0	0	32,239	534	0

PIMCO High Yield Fund	43,664	15,503	(45,736)	9,012	(8,409)	14,034	812	0

PIMCO High Yield Spectrum Fund	111,588	3,957	(117,340)	1,041	754	0	3,464	0

PIMCO Income Fund	303,947	338,941	(496,089)	12,551	(30,802)	128,548	16,858	0

PIMCO Investment Grade Credit Bond Fund	99,962	3,670	(76,884)	1,694	(1,524)	26,918	3,104	0

PIMCO Long Duration Total Return Fund	68,257	5,665	(79,123)	3,748	1,453	0	3,033	1,945

PIMCO Long-Term Real Return Fund	293,520	85,274	(192,190)	10,241	18,763	215,608	14,785	0

PIMCO Long-Term U.S. Government Fund	0	55,884	(66,908)	11,024	0	0	1,142	0

PIMCO Low Duration Fund	243,986	375,710	(509,606)	200	(703)	109,587	5,522	0

PIMCO Mortgage Opportunities and Bond Fund	40,648	1,623	(13,660)	(159)	(1,324)	27,128	1,621	0

PIMCO RAE Emerging Markets Fund	511,606	213,970	(139,504)	(11,333)	(163,985)	410,754	14,546	2,004

PIMCO RAE Fundamental Advantage PLUS Fund	337,483	134,739	(163,884)	(15,736)	(36,293)	256,309	0	0

PIMCO RAE International Fund	60,723	61,279	(59,426)	(1,812)	1,764	62,528	0	0

PIMCO RAE Low Volatility PLUS EMG Fund	220,965	24,322	(216,742)	(41,310)	12,765	0	6,957	10,029

ANNUAL REPORT	MARCH 31, 2020	41

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Low Volatility PLUS Fund	$80,518	$239	$(82,208)	$(6,056)	$7,507	$0	$238	$0

PIMCO RAE Low Volatility PLUS International Fund	101,725	74,484	(189,190)	1,299	11,682	0	3,954	0

PIMCO RAE PLUS EMG Fund	730,610	88,807	(344,157)	819	(146,408)	329,671	0	0

PIMCO RAE PLUS International Fund	167,220	151,900	(68,060)	(5,975)	(51,102)	193,983	2,411	0

PIMCO RAE PLUS Small Fund	0	52,189	0	0	(5,912)	46,277	0	0

PIMCO RAE US Small Fund	56,196	102,103	(22,800)	(3,001)	(30,876)	101,622	1,476	0

PIMCO RAE Worldwide Long/Short PLUS Fund	424,657	39,615	(163,485)	(5,521)	(62,105)	233,161	21,291	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	130,138	66,214	(2,113)	(509)	(49,722)	144,008	3,971	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	48,392	24,261	(18,986)	1,905	(9,454)	46,118	1,273	0

PIMCO Real Return Fund	49,467	52,719	(65,040)	(1,761)	1,411	36,796	1,085	0

PIMCO RealEstateRealReturn Strategy Fund	325,140	54,627	(205,305)	13,827	(50,776)	137,513	12,569	0

PIMCO Short-Term Floating NAV Portfolio III	3,185	122,736	(125,800)	6	(2)	125	37	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	232,954	77,340	(105,959)	10,568	(52,770)	162,133	16,183	2,074

PIMCO StocksPLUS® International Fund (Unhedged)	54,709	76,523	(62,166)	7,710	(13,819)	62,957	480	0

PIMCO StocksPLUS® Short Fund	1,390,464	282,330	(1,083,985)	(827,332)	833,311	594,788	1,866	0

PIMCO Total Return Fund	138,566	154,351	(214,757)	2,231	1,574	81,965	3,973	0

PIMCO TRENDS Managed Futures Strategy Fund	0	64,697	(8,706)	66	(129)	55,928	0	0

Totals	$7,829,283	$5,948,006	$(8,577,029)	$(963,062)	$180,414	$4,417,612	$164,387	$16,052

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

42	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA Fund”) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of March 31, 2020, the credit agreement is comprised of both revolving and term-loan tranches. The AAAA Fund pays financing charges based on a LIBOR-based variable rate plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination date
2 Year Term	1,200,000	09/25/2020

Borrowings outstanding, if any, as of March 31, 2020 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2020 was as follows (amounts in thousands†):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 03/31/2020

$2,062,090	2.84%	$60,018	$2,246	$1,200,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Repurchase Agreements   Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the

ANNUAL REPORT	MARCH 31, 2020	43

Notes to Financial Statements (Cont.)

Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Funds did not participate in the Interfund Lending Program.

44	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2020

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Allocation	X	X

Fund of Funds	X	X

Market Trading	X	X

Municipal Project-Specific	X	X

Municipal Bond	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	X

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Smaller Company	X	X

Issuer Non-Diversification	X	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

Tracking Error	X	X

Indexing	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

ANNUAL REPORT	MARCH 31, 2020	45

Notes to Financial Statements (Cont.)

The following risks are principal risks of investing in a Fund.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk is the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

ANNUAL REPORT	MARCH 31, 2020	47

Notes to Financial Statements (Cont.)

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for a Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

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Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund. Also, to the extent a Fund seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be

ANNUAL REPORT	MARCH 31, 2020	49

Notes to Financial Statements (Cont.)

subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of a Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk is the risk that a Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also

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impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations,

ANNUAL REPORT	MARCH 31, 2020	51

Notes to Financial Statements (Cont.)

potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and

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Notes to Financial Statements (Cont.)

Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class		Class A	Class C	Class R
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.25%	(3)	0.05%		0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	0.25%	(3)	0.05%	*	0.25%	0.25%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, through July 31, 2020, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2020, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. PIMCO and the Fund previously determined that the amounts due to be waived under this agreement were inadvertently miscalculated during a prior period, resulting in the PIMCO All Asset All Authority Fund bearing Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees in excess of 0.69% of total assets invested in Underlying PIMCO Funds for that period. PIMCO undertook a process to attempt to directly reimburse shareholders affected by the miscalculation for the miscalculated fees, as well as an incremental amount representing estimated foregone performance, plus interest. PIMCO reimbursed PIMCO All Asset All Authority Fund for a portion of such attempted direct shareholder reimbursements that had not been deposited as of the date of this report. This is included in Miscellaneous income on the Statement of Operations.

(3)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”).

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Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2020, for the PIMCO All Asset Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees (collectively, “Underlying PIMCO Fund Fees”) exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2020, for the AAAA Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Underlying PIMCO Fund Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the advisory fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such

56	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2020

month, the applicable expense limit; ii) exceed the total Asset Allocation Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at March 31, 2020 were (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO All Asset Fund	$19,860	$24,141	$25,518	$69,519

PIMCO All Asset All Authority Fund	3,433	4,590	4,196	12,219

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2020, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO All Asset Fund	$25,518

PIMCO All Asset All Authority Fund	4,196

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO All Asset Fund	$1,996	$4,219

PIMCO All Asset All Authority Fund	4,186	2,058

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure

ANNUAL REPORT	MARCH 31, 2020	57

Notes to Financial Statements (Cont.)

under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Funds’ performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset Fund	$0	$0	$7,632,148	$8,495,238

PIMCO All Asset All Authority Fund	0	0	3,050,571	5,638,559

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund						PIMCO All Asset All Authority Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	221,713	$2,561,797	219,897		$2,554,116		51,653	$408,355	76,015		$640,044

I-2	16,014	183,282	16,623		192,518		15,446	123,837	25,413		212,898

I-3	151	1,752	1,009	(a)	11,620	(a)	175	1,433	3,510	(a)	28,999	(a)

Administrative Class	1,380	16,041	1,329		15,462		N/A	N/A	N/A		N/A

Class A	9,826	113,846	14,012		160,031		10,717	87,663	10,694		89,554

Class C	820	9,448	1,741		20,068		768	6,202	1,586		13,259

Class R	433	4,960	468		5,415		N/A	N/A	N/A		N/A

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2020

	PIMCO All Asset Fund						PIMCO All Asset All Authority Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019				Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

Issued as reinvestment of distributions

Institutional Class	39,678	$458,586	67,009		$749,745		10,612	$86,299	30,840		$247,753

I-2	1,176	13,626	2,138		24,023		1,296	10,552	3,666		29,557

I-3	3	39	7	(a)	77	(a)	11	89 (a)	39		314	(a)

Administrative Class	279	3,234	565		6,333		N/A	N/A	N/A		N/A

Class A	1,895	21,996	3,770		42,190		1,144	9,344	3,266		26,254

Class C	383	4,463	1,177		13,091		419	3,460	2,062		16,519

Class R	111	1,285	228		2,535		N/A	N/A	N/A		N/A

Cost of shares redeemed

Institutional Class	(320,201)	(3,638,474)	(343,800)		(3,967,795)		(208,566)	(1,648,007)	(247,129)		(2,058,056)

I-2	(20,760)	(232,460)	(29,844)		(344,120)		(41,016)	(320,148)	(60,097)		(501,363)

I-3	(926)	(10,648)	(98	)(a)	(1,130	)(a)	(3,185)	(25,685)	(316	)(a)	(2,566	)(a)

Administrative Class	(3,132)	(36,037)	(4,949)		(57,783)		N/A	N/A	N/A		N/A

Class A	(23,081)	(264,696)	(27,387)		(318,201)		(24,383)	(194,228)	(32,984)		(276,156)

Class C	(10,764)	(123,832)	(11,845)		(136,515)		(19,546)	(158,428)	(20,198)		(168,768)

Class R	(1,076)	(12,205)	(1,397)		(16,093)		N/A	N/A	N/A		N/A

Net increase (decrease) resulting from Fund share transactions	(86,078)	$(923,997)	(89,347)		$(1,044,413)		(204,455)	$(1,609,262)	(203,633)		$(1,701,758)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

ANNUAL REPORT	MARCH 31, 2020	59

Notes to Financial Statements (Cont.)

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2020

for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO All Asset Fund	$0	$0	$(2,386,851)	$0	$(2,629,703)	$0	$(43,324)

PIMCO All Asset All Authority Fund	0	0	(1,092,539)	0	(5,956,181)	0	(27,158)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals for federal income tax purposes
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Fund	$583,422	$2,046,281

PIMCO All Asset All Authority Fund	1,369,422	4,586,759

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset Fund	$16,963,514	$514,062	$(2,900,915)	$(2,386,853)

PIMCO All Asset All Authority Fund	5,519,553	91,943	(1,184,481)	(1,092,538)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals.

ANNUAL REPORT	MARCH 31, 2020	61

Notes to Financial Statements (Cont.)

March 31, 2020

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset Fund	$537,441	$0	$12,586	$925,041	$0	$0

PIMCO All Asset All Authority Fund	118,016	0	0	343,400	0	2,614

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (two of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, and for PIMCO All Asset All Authority Fund, the statement of cash flows for the year ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020, for PIMCO All Asset All Authority Fund, the results of its cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	63

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
RAFI	Research Affiliates Fundamental Index

Other Abbreviations:
TBA	To-Be-Announced

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds' fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds' dividend distribution that qualifies under tax law. The percentage of the following Funds' Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as 'qualified dividend income' as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO All Asset Fund	0%	6.12%	$54	$0
PIMCO All Asset All Authority Fund	0%	7.32%	71	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	65

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	67

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

68	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2020	69

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

70	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

ANNUAL REPORT	MARCH 31, 2020	71

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3010AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO CommodityRealReturn Strategy Fund®

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (cont)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	04/27/18	02/14/03	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	(26.47)%	(8.57)%	(6.18)%	0.54%
PIMCO CommodityRealReturn Strategy Fund® I-2	(26.45)%	(8.64)%	(6.27)%	0.46%
PIMCO CommodityRealReturn Strategy Fund® I-3	(26.50)%	(8.69)%	(6.31)%	0.40%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	(26.54)%	(8.78)%	(6.42)%	0.29%
PIMCO CommodityRealReturn Strategy Fund® Class A	(26.65)%	(8.96)%	(6.60)%	0.07%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	(30.67)%	(9.99)%	(7.13)%	(0.24)%
PIMCO CommodityRealReturn Strategy Fund® Class C	(27.27)%	(9.66)%	(7.30)%	(0.67)%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	(27.98)%	(9.66)%	(7.30)%	(0.67)%
PIMCO CommodityRealReturn Strategy Fund® Class R	(26.96)%	(9.23)%	(6.85)%	(0.34)%
Bloomberg Commodity Index Total Return	(22.31)%	(7.76)%	(6.74)%	(1.34)%
Lipper Commodities General Funds Average	(25.29)%	(8.02)%	(8.22)%	0.54%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.60% for Institutional Class shares, 1.70% for I-2 shares, 1.80% for I-3 shares, 1.85% for Administrative Class shares, 2.05% for Class A shares, 2.80% for Class C shares and 2.30% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	I-2 - PCRPX	I-3 - PCRNX	Administrative Class - PCRRX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of March 31, 2020†§

U.S. Treasury Obligations	49.0%
U.S. Government Agencies	16.2%
Sovereign Issues	11.0%
Short-Term Instruments‡	8.0%
Corporate Bonds & Notes	6.7%
Asset-Backed Securities	5.3%
Non-Agency Mortgage-Backed Securities	3.7%
Preferred Securities	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return (BCOM), posted losses.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities as collateral backing the Fund’s commodity exposure contributed to relative performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index, outperformed U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Underweight exposure to high yield corporate credit contributed to relative performance, as these securities posted negative returns.
»	Overweight exposure to energy commodities detracted from relative performance, as these commodities underperformed the broader Bloomberg Commodity Index Total Return.

»	Overweight exposure to non-Agency mortgage-backed securities detracted from relative performance, as these securities posted negative returns.

»	Overweight exposure to investment grade corporate credit detracted from relative performance, as spreads widened.

»	Underweight exposure to German duration detracted from relative performance as yields moved lower.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$760.80	$6.16	$1,000.00	$1,018.00	$7.06	1.40%
I-2	1,000.00	761.40	6.61	1,000.00	1,017.50	7.57	1.50
I-3	1,000.00	761.10	6.82	1,000.00	1,017.25	7.82	1.55
Administrative Class	1,000.00	760.10	7.26	1,000.00	1,016.75	8.32	1.65
Class A	1,000.00	761.10	8.15	1,000.00	1,015.75	9.32	1.85
Class C	1,000.00	757.50	11.42	1,000.00	1,012.00	13.08	2.60
Class R	1,000.00	758.10	9.23	1,000.00	1,014.50	10.58	2.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$6.03	$0.15	$(1.69)	$(1.54)	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2019	6.75	0.09	(0.45)	(0.36)	(0.36)	0.00	0.00	(0.36)

03/31/2018	6.99	0.14	0.12	0.26	(0.50)	0.00	0.00	(0.50)

03/31/2017	6.42	0.19	0.50	0.69	(0.12)	0.00	0.00	(0.12)

03/31/2016~	8.50	0.16	(1.91)	(1.75)	(0.33)	0.00	0.00	(0.33)

I-2

03/31/2020	6.01	0.14	(1.68)	(1.54)	(0.22)	0.00	0.00	(0.22)

03/31/2019	6.73	0.11	(0.48)	(0.37)	(0.35)	0.00	0.00	(0.35)

03/31/2018	6.97	0.13	0.12	0.25	(0.49)	0.00	0.00	(0.49)

03/31/2017	6.40	0.18	0.50	0.68	(0.11)	0.00	0.00	(0.11)

03/31/2016~	8.48	0.15	(1.90)	(1.75)	(0.33)	0.00	0.00	(0.33)

I-3

03/31/2020	6.01	0.14	(1.68)	(1.54)	(0.22)	0.00	0.00	(0.22)

04/27/2018 - 03/31/2019	6.88	0.04	(0.56)	(0.52)	(0.35)	0.00	0.00	(0.35)

Administrative Class

03/31/2020	5.90	0.13	(1.65)	(1.52)	(0.21)	0.00	0.00	(0.21)

03/31/2019	6.62	0.09	(0.47)	(0.38)	(0.34)	0.00	0.00	(0.34)

03/31/2018	6.87	0.12	0.11	0.23	(0.48)	0.00	0.00	(0.48)

03/31/2017	6.31	0.17	0.49	0.66	(0.10)	0.00	0.00	(0.10)

03/31/2016~	8.36	0.11	(1.84)	(1.73)	(0.32)	0.00	0.00	(0.32)

Class A

03/31/2020	5.87	0.12	(1.65)	(1.53)	(0.20)	0.00	0.00	(0.20)

03/31/2019	6.59	0.07	(0.46)	(0.39)	(0.33)	0.00	0.00	(0.33)

03/31/2018	6.84	0.11	0.11	0.22	(0.47)	0.00	0.00	(0.47)

03/31/2017	6.28	0.15	0.50	0.65	(0.09)	0.00	0.00	(0.09)

03/31/2016~	8.34	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00	(0.31)

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$4.26	(26.47)%	$1,417,849	1.33%		1.50%		0.74%		0.91%		2.65%		262%

6.03	(5.41)	4,380,858	1.46		1.60		0.74		0.88		1.50		226

6.75	4.06	5,204,406	1.24		1.39		0.74		0.89		2.05		148

6.99	10.77	5,158,453	0.92		1.07		0.74		0.89		2.63		176

6.42	(20.32)	4,073,061	0.93		1.08		0.74		0.89		2.07		111

4.25	(26.45)	249,166	1.43		1.60		0.84		1.01		2.41		262

6.01	(5.52)	371,461	1.56		1.70		0.84		0.98		1.67		226

6.73	3.99	604,721	1.34		1.49		0.84		0.99		1.97		148

6.97	10.69	576,288	1.02		1.17		0.84		0.99		2.58		176

6.40	(20.42)	524,203	1.03		1.18		0.84		0.99		1.96		111

4.25	(26.50)	1,250	1.48		1.70		0.89		1.11		2.52		262

6.01	(7.57)	3,555	1.61	*	1.80	*	0.89	*	1.08	*	0.70	*	226

4.17	(26.54)	29,949	1.58		1.75		0.99		1.16		2.33		262

5.90	(5.75)	51,561	1.71		1.85		0.99		1.13		1.39		226

6.62	3.80	76,612	1.49		1.64		0.99		1.14		1.80		148

6.87	10.48	84,054	1.17		1.32		0.99		1.14		2.45		176

6.31	(20.43)	162,090	1.18		1.33		0.99		1.14		1.55		111

4.14	(26.83)	198,722	1.78		1.95		1.19		1.36		2.07		262

5.87	(5.97)	346,932	1.91		2.05		1.19		1.33		1.16		226

6.59	3.67	486,359	1.69		1.84		1.19		1.34		1.65		148

6.84	10.37	281,346	1.37		1.52		1.19		1.34		2.24		176

6.28	(20.74)	311,023	1.38		1.53		1.19		1.34		1.48		111

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

03/31/2020	$5.56	$0.08	$(1.56)	$(1.48)	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2019	6.25	0.02	(0.42)	(0.40)	(0.29)	0.00	0.00	(0.29)

03/31/2018	6.53	0.06	0.10	0.16	(0.44)	0.00	0.00	(0.44)

03/31/2017	6.02	0.10	0.47	0.57	(0.06)	0.00	0.00	(0.06)

03/31/2016~	8.02	0.06	(1.78)	(1.72)	(0.28)	0.00	0.00	(0.28)

Class R

03/31/2020	5.73	0.10	(1.60)	(1.50)	(0.19)	0.00	0.00	(0.19)

03/31/2019	6.44	0.05	(0.44)	(0.39)	(0.32)	0.00	0.00	(0.32)

03/31/2018	6.70	0.09	0.11	0.20	(0.46)	0.00	0.00	(0.46)

03/31/2017	6.16	0.14	0.48	0.62	(0.08)	0.00	0.00	(0.08)

03/31/2016~	8.20	0.07	(1.81)	(1.74)	(0.30)	0.00	0.00	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$3.92	(27.27)%	$15,860	2.53%	2.70%	1.94%	2.11%	1.45%	262%

5.56	(6.50)	36,829	2.66	2.80	1.94	2.08	0.42	226

6.25	2.76	54,896	2.44	2.59	1.94	2.09	0.89	148

6.53	9.43	101,272	2.12	2.27	1.94	2.09	1.49	176

6.02	(21.31)	115,569	2.13	2.28	1.94	2.09	0.87	111

4.04	(26.96)	19,436	2.03	2.20	1.44	1.61	1.81	262

5.73	(6.17)	31,220	2.16	2.30	1.44	1.58	0.87	226

6.44	3.40	41,291	1.94	2.09	1.44	1.59	1.35	148

6.70	10.03	43,511	1.62	1.77	1.44	1.59	2.01	176

6.16	(20.97)	48,171	1.63	1.78	1.44	1.59	1.03	111

ANNUAL REPORT	MARCH 31, 2020	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$3,886,792
Investments in Affiliates	43,023

Financial Derivative Instruments
Exchange-traded or centrally cleared	21,707
Over the counter	50,367
Cash	14,221
Deposits with counterparty	6,156
Foreign currency, at value	5,148
Receivable for investments sold	270,743
Receivable for investments sold on a delayed-delivery basis	1,785
Receivable for TBA investments sold	749,435
Receivable for Fund shares sold	11,904
Interest and/or dividends receivable	8,475
Dividends receivable from Affiliates	19
Reimbursement receivable from PIMCO	314

Total Assets	5,070,089

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,631,507
Payable for sale-buyback transactions	8,687
Payable for short sales	18,583

Financial Derivative Instruments
Exchange-traded or centrally cleared	13,589
Over the counter	72,919
Payable for investments purchased	2,373
Payable for investments in Affiliates purchased	19
Payable for TBA investments purchased	1,319,847
Deposits from counterparty	59,322
Payable for Fund shares redeemed	8,961
Accrued investment advisory fees	1,280
Accrued supervisory and administrative fees	695
Accrued distribution fees	22
Accrued servicing fees	53

Total Liabilities	3,137,857

Net Assets	$1,932,232

Net Assets Consist of:

Paid in capital	$2,644,753
Distributable earnings (accumulated loss)	(712,521)

Net Assets	$1,932,232

Cost of investments in securities	$3,968,786
Cost of investments in Affiliates	$43,023
Cost of foreign currency held	$5,057
Proceeds received on short sales	$18,620
Cost or premiums of financial derivative instruments, net	$(20,540)

* Includes repurchase agreements of:	$95,381

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$1,417,849
I-2	249,166
I-3	1,250
Administrative Class	29,949
Class A	198,722
Class C	15,860
Class R	19,436

Shares Issued and Outstanding:

Institutional Class	332,781
I-2	58,693
I-3	294
Administrative Class	7,186
Class A	47,950
Class C	4,049
Class R	4,808

Net Asset Value Per Share Outstanding(a):

Institutional Class	$4.26
I-2	4.25
I-3	4.25
Administrative Class	4.17
Class A	4.14
Class C	3.92
Class R	4.04

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$162,900
Dividends from Investments in Affiliates	1,001
Total Income	163,901

Expenses:

Investment advisory fees	25,418
Supervisory and administrative fees	13,504
Distribution and/or servicing fees - Administrative Class	110
Distribution fees - Class C	209
Distribution fees - Class R	70
Servicing fees - Class A	740
Servicing fees - Class C	70
Servicing fees - Class R	70
Trustee fees	27
Interest expense	24,430
Miscellaneous expense	1
Total Expenses	64,649
Waiver and/or Reimbursement by PIMCO	(7,139)
Net Expenses	57,510

Net Investment Income (Loss)	106,391

Net Realized Gain (Loss):

Investments in securities	17,094
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(208,189)
Over the counter financial derivative instruments	(908,244)
Short sales	852
Foreign currency	(3,535)

Net Realized Gain (Loss)	(1,102,021)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(36,160)
Investments in Affiliates	(11)
Exchange-traded or centrally cleared financial derivative instruments	65,643
Over the counter financial derivative instruments	(1,956)
Short sales	97
Foreign currency assets and liabilities	2,647

Net Change in Unrealized Appreciation (Depreciation)	30,260

Net Increase (Decrease) in Net Assets Resulting from Operations	$(965,370)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$106,391	$87,712
Net realized gain (loss)	(1,102,021)	(397,012)
Net change in unrealized appreciation (depreciation)	30,260	(52,425)

Net Increase (Decrease) in Net Assets Resulting from Operations	(965,370)	(361,725)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(136,922)	(272,625)
I-2	(13,489)	(32,171)
I-3	(82)	(181	)(a)
Administrative Class	(1,724)	(3,451)
Class A	(10,901)	(22,144)
Class C	(902)	(2,312)
Class R	(986)	(1,884)

Total Distributions(b)	(165,006)	(334,768)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(2,159,808)	(549,376)

Total Increase (Decrease) in Net Assets	(3,290,184)	(1,245,869)

Net Assets:

Beginning of year	5,222,416	6,468,285
End of year	$1,932,232	$5,222,416

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	21

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2020 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(965,370)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(15,515,565)
Proceeds from sales of long-term securities	18,766,895
(Purchases) Proceeds from sales of short-term portfolio investments, net	(174,751)
(Increase) decrease in deposits with counterparty	5,727
(Increase) decrease in receivable for investments sold	185,736
(Increase) decrease in interest and/or dividends receivable	7,531
(Increase) decrease in dividends receivable from Affiliates	172
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(149,456)
Proceeds from (Payments on) over the counter financial derivative instruments	(911,713)
(Increase) decrease in reimbursement receivable from PIMCO	431
Increase (decrease) in payable for investments purchased	(449,565)
Increase (decrease) in deposits from counterparty	38,080
Increase (decrease) in accrued investment advisory fees	(1,450)
Increase (decrease) in accrued supervisory and administrative fees	(747)
Increase (decrease) in accrued distribution fees	(20)
Increase (decrease) in accrued servicing fees	(36)
Proceeds from (Payments on) short sales transactions, net	(105,244)
Proceeds from (Payments on) foreign currency transactions	(3,397)
Increase (decrease) in other liabilities	(5)
Net Realized (Gain) Loss
Investments in securities	(17,094)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	208,189
Over the counter financial derivative instruments	908,244
Short sales	(852)
Foreign currency	3,535
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	36,160
Investments in Affiliates	11
Exchange-traded or centrally cleared financial derivative instruments	(65,643)
Over the counter financial derivative instruments	1,956
Short sales	(97)
Foreign currency assets and liabilities	(2,647)
Net amortization (accretion) on investments	16,949
Net Cash Provided by (Used for) Operating Activities	1,815,963

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	962,895
Payments on shares redeemed	(3,292,193)
Increase (decrease) in overdraft due to custodian	(157)
Cash distributions paid*	(13,256)
Proceeds from reverse repurchase agreements	29,634,798
Payments on reverse repurchase agreements	(29,092,199)
Proceeds from sale-buyback transactions	3,574,749
Payments on sale-buyback transactions	(3,581,755)
Net Cash Received from (Used for) Financing Activities	(1,807,118)

Net Increase (Decrease) in Cash and Foreign Currency	8,845

Cash and Foreign Currency:

Beginning of year	10,524
End of year	$19,369
* Reinvestment of distributions	$151,750

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$25,906

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 201.2%

CORPORATE BONDS & NOTES 13.7%

BANKING & FINANCE 11.0%

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	300	$335

Ally Financial, Inc.
4.250% due 04/15/2021		$100	98
8.000% due 11/01/2031		700	807

Aviation Capital Group LLC
2.875% due 01/20/2022		900	814

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		200	180

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 05/24/2022 •(e)(f)	EUR	400	372
5.875% due 09/24/2023 •(e)(f)		400	376

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)		3,900	4,140
6.625% due 06/29/2021 •(e)(f)		4,800	5,081

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	94,238	3,872

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,000	7,126

Deutsche Bank AG
4.250% due 10/14/2021		28,300	26,942

Erste Group Bank AG
8.875% due 10/15/2021 •(e)(f)	EUR	200	220

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$4,200	3,938

ING Bank NV
2.625% due 12/05/2022		7,600	7,961

International Lease Finance Corp.
8.250% due 12/15/2020		2,800	2,784

Jackson National Life Global Funding
2.500% due 06/27/2022		200	197

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	285,965	40,661
2.500% due 10/01/2047		36	6

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	199

Navient Corp.
5.875% due 03/25/2021		300	295

New York Life Global Funding
2.250% due 07/12/2022		300	302

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		200	193

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 09/21/2021		$100	$98
3.875% due 09/21/2023		100	100

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	251,768	35,832
2.500% due 10/01/2047		6	1

NTT Finance Corp.
1.900% due 07/21/2021		$200	199

Nykredit Realkredit A/S
1.000% due 10/01/2050	DKK	272,950	38,911
2.500% due 10/01/2047		26	4

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$700	633

Realkredit Danmark A/S
2.500% due 07/01/2047	DKK	24	4

Royal Bank of Scotland Group PLC
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$6,500	5,891
4.519% due 06/25/2024 •		4,200	4,235
7.500% due 08/10/2020 •(e)(f)		1,770	1,632
8.625% due 08/15/2021 •(e)(f)		1,260	1,235

UniCredit SpA
7.830% due 12/04/2023		14,500	15,504

			211,178

INDUSTRIALS 0.7%

AbbVie, Inc.
2.300% due 05/14/2021		100	100

Amgen, Inc.
2.650% due 05/11/2022		200	203

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		100	104

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		200	202
2.567% due 11/02/2021		200	200

Conagra Brands, Inc.
3.800% due 10/22/2021		200	202

CVS Health Corp.
3.350% due 03/09/2021		160	161

Daimler Finance North America LLC
2.300% due 02/12/2021		150	146
2.850% due 01/06/2022		300	292

Dell International LLC
4.420% due 06/15/2021		900	910

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		450	445

Discovery Communications LLC
2.950% due 03/20/2023		300	300

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

eBay, Inc.
2.600% due 07/15/2022		$1,100	$1,104

Enterprise Products Operating LLC
4.050% due 02/15/2022		200	198

General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~		280	275

IHS Markit Ltd.
5.000% due 11/01/2022		100	105

Imperial Brands Finance PLC
2.950% due 07/21/2020		400	399

Japan Tobacco, Inc.
2.000% due 04/13/2021		400	399

Komatsu Finance America, Inc.
2.437% due 09/11/2022		200	201

Kraft Heinz Foods Co.
3.375% due 06/15/2021		100	100

Microchip Technology, Inc.
3.922% due 06/01/2021		100	98

NXP BV
3.875% due 09/01/2022		200	201
4.625% due 06/01/2023		300	309

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		100	103

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		800	787
6.250% due 03/15/2022		600	582

salesforce.com, Inc.
3.250% due 04/11/2023		100	104

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		800	798

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		75	75

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		200	205

Toyota Industries Corp.
3.110% due 03/12/2022		200	202

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,724	1,866

VMware, Inc.
3.900% due 08/21/2027		900	890

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		1,200	1,188

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	29,260	333

			13,787

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPECIALTY FINANCE 0.3%

Lloyds Banking Group PLC
3.870% due 09/02/2020 (g)	$3,000	$3,015
3.870% due 09/02/2021 (g)	3,000	3,047

		6,062

UTILITIES 1.7%

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~	8,900	8,643
2.781% (US0003M + 0.950%) due 07/15/2021 ~	14,000	13,761
5.150% due 02/15/2050	4,500	5,399
5.300% due 08/15/2058	1,600	1,894

BG Energy Capital PLC
4.000% due 12/09/2020	200	199

British Transco International Finance BV
0.000% due 11/04/2021 (b)	400	390

Duke Energy Corp.
2.400% due 08/15/2022	200	200

Eversource Energy
2.900% due 10/01/2024	200	206

National Rural Utilities Cooperative Finance Corp.
1.750% (US0003M + 0.375%) due 06/30/2021 ~	150	148

Progress Energy, Inc.
3.150% due 04/01/2022	100	101

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	2,400	2,365

Tampa Electric Co.
2.600% due 09/15/2022	100	99

		33,405

Total Corporate Bonds & Notes (Cost $276,852)		264,432

U.S. GOVERNMENT AGENCIES 33.0%

Fannie Mae
1.392% due 02/25/2037 •	673	680
1.757% due 03/25/2036 •	74	74
4.500% due 05/01/2035 •	54	55
4.605% due 05/01/2036 •	10	10

Fannie Mae, TBA
3.000% due 06/01/2040	34,400	35,949

Freddie Mac
0.975% due 01/15/2037 •	4	4
4.141% due 01/01/2034 •	171	173
4.577% due 06/01/2033 •	98	100

Ginnie Mae
1.173% due 02/20/2049 •	22,218	22,000
2.266% due 08/20/2068 •	9,803	9,463

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCUA Guaranteed Notes
1.466% due 10/07/2020 •	$1,550	$1,550
1.576% due 12/08/2020 •	18,719	18,713

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050	55,900	57,695
3.500% due 05/01/2050	70,410	74,474
4.000% due 04/01/2050 - 05/01/2050	389,900	416,272

Total U.S. Government Agencies (Cost $626,556)		637,212

U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury Bonds
3.000% due 05/15/2045 (i)	1,370	1,864

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021 (i)	97,795	95,809
0.125% due 01/15/2022 (k)(m)	7,556	7,447
0.125% due 01/15/2022 (k)	55,842	55,040
0.125% due 07/15/2022 (k)	1,122	1,111
0.125% due 01/15/2023 (k)	31,810	31,423
0.125% due 07/15/2026 (i)	105,381	106,404
0.125% due 01/15/2030	5,905	6,093
0.375% due 07/15/2025 (i)	220,780	225,302
0.375% due 01/15/2027 (i)	114,992	117,800
0.375% due 07/15/2027	43,127	44,405
0.500% due 04/15/2024 (i)	36,286	36,821
0.500% due 01/15/2028 (i)	57,446	59,911
0.625% due 07/15/2021	27,810	27,549
0.625% due 07/15/2021 (i)(k)	436,146	432,059
0.625% due 04/15/2023 (k)(m)	25,961	26,161
0.625% due 01/15/2024 (k)(m)	5,925	6,024
0.625% due 01/15/2026 (i)	97,613	100,878
0.625% due 02/15/2043 (m)	471	517
0.750% due 07/15/2028	27,570	29,524
0.875% due 02/15/2047	15,848	18,879
1.125% due 01/15/2021 (i)	78,153	77,385
1.375% due 02/15/2044	23,800	30,559
1.750% due 01/15/2028 (i)	89,546	101,934
2.000% due 01/15/2026	27,424	30,520
2.125% due 02/15/2040 (m)	5,227	7,314
2.125% due 02/15/2041 (m)	7,921	11,037
2.375% due 01/15/2025 (i)(k)	143,641	159,336
2.375% due 01/15/2027 (m)	3,136	3,637
2.500% due 01/15/2029 (i)(m)	458	562
2.500% due 01/15/2029 (i)(k)	44,463	54,612
3.875% due 04/15/2029	12,789	17,258

Total U.S. Treasury Obligations (Cost $1,927,389)		1,925,175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 7.4%

Adjustable Rate Mortgage Trust
4.342% due 10/25/2035 ^~	$481	$425
4.402% due 09/25/2035 ^~	635	549

Alliance Bancorp Trust
1.187% due 07/25/2037 •	2,547	1,939

American Home Mortgage Assets Trust
1.137% due 05/25/2046 ^•	160	122
2.886% due 11/25/2046 •	5,539	2,255

American Home Mortgage Investment Trust
3.033% due 09/25/2045 •	178	171

Banc of America Funding Trust
1.353% due 05/20/2035 ^•	106	85
3.790% due 01/20/2047 ~	6,206	5,255
4.067% due 05/20/2036 ^~	229	203
4.184% due 01/20/2047 ^~	156	136
4.411% due 05/25/2035 ~	23	21

Banc of America Mortgage Trust
3.856% due 01/25/2035 ~	8	7
3.897% due 11/25/2035 ^~	263	232
3.933% due 12/25/2034 ~	310	306
4.441% due 07/25/2035 ^~	374	328

Bancorp Commercial Mortgage Trust
1.755% due 09/15/2036 •	6,161	5,876

BCAP LLC Trust
1.117% due 01/25/2037 ^•	919	835
3.587% due 04/26/2036 ~	1,478	1,152

Bear Stearns Adjustable Rate Mortgage Trust
3.588% due 03/25/2035 ~	1	1
3.677% due 02/25/2036 ^~	224	202
4.183% due 07/25/2036 ^~	664	584
4.293% due 05/25/2033 ~	17	16
4.547% due 10/25/2035 ~	499	466
5.375% due 07/25/2034 ~	73	64

Bear Stearns ALT-A Trust
1.107% due 02/25/2034 •	513	450
3.795% due 09/25/2047 ^~	3,850	2,768
3.958% due 09/25/2035 ^~	249	186
4.154% due 09/25/2034 ~	298	282

Chase Mortgage Finance Trust
3.700% due 12/25/2035 ^~	634	512
3.869% due 03/25/2037 ^~	895	790
4.030% due 09/25/2036 ^~	689	548
5.500% due 12/25/2022 ^	1,015	619

CIM Trust
1.947% due 02/25/2049 •	1,494	1,483

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~	939	933
4.140% due 03/25/2036 ^•	55	48
4.810% due 05/25/2035 •	141	133

Citigroup Mortgage Loan Trust, Inc.
3.559% due 12/25/2035 ^~	302	197
4.200% due 09/25/2035 •	76	66

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		$268	$241

Civic Mortgage LLC
4.349% due 11/25/2022 þ		925	922

Countrywide Alternative Loan Trust
0.953% due 02/20/2047 ^•		4,049	2,747
0.968% due 12/20/2046 ^•		319	237
1.057% due 06/25/2046 •		175	171
1.127% due 05/25/2047 •		1,476	1,171
1.157% due 07/25/2046 •		116	95
2.966% due 12/25/2035 •		367	312
3.676% due 11/25/2035 ^~		277	239
5.000% due 07/25/2035		1,469	1,168
5.500% due 07/25/2035		183	157
5.750% due 03/25/2037 ^•		275	210
6.000% due 03/25/2037 ^		257	157
6.500% due 08/25/2032		119	119

Countrywide Home Loan Mortgage Pass-Through Trust
1.587% due 03/25/2035 •		41	36
3.467% due 10/20/2035 ~		129	107
3.792% due 09/25/2047 ^~		437	367
4.120% due 04/20/2035 ~		194	169
4.130% due 11/20/2034 ~		30	26
5.500% due 11/25/2035 ^		103	83
5.500% due 04/25/2038		339	350
6.000% due 04/25/2036		471	340

Credit Suisse Mortgage Capital Certificates
1.097% due 09/29/2036 •		4,586	4,312
3.549% due 08/26/2058		467	486
6.006% due 10/26/2036 ~		609	551

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		2,150	1,747

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		333	298

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
1.047% due 10/25/2036 ^•		96	66

Eurosail PLC
1.107% due 10/17/2040 •	EUR	2,941	3,208

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		$155	101

First Horizon Mortgage Pass-Through Trust
4.760% due 10/25/2035 ~		102	98

Great Hall Mortgages PLC
0.643% due 03/18/2039 •	GBP	286	340
0.663% due 06/18/2038 •		220	262

GS Mortgage Securities Trust
5.162% due 12/10/2043 ~		$5,000	5,066

GSR Mortgage Loan Trust
3.872% due 11/25/2035 ^~		214	149
4.154% due 11/25/2035 ~		316	298
4.185% due 11/25/2035 ^~		1,224	1,071

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
0.930% due 07/19/2046 ^•		$5,039	$2,869
0.940% due 09/19/2037 •		89	73
1.190% due 05/19/2035 •		519	484
1.250% due 01/19/2036 •		1,495	1,038
4.305% due 08/19/2036 ^~		173	162

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	18,763	22,932

HomeBanc Mortgage Trust
1.127% due 12/25/2036 •		$181	171
3.371% due 04/25/2037 ^~		93	88

IndyMac Mortgage Loan Trust
1.127% due 07/25/2047 •		1,920	1,411
1.137% due 09/25/2046 •		3,655	2,892
1.227% due 07/25/2035 •		283	219
3.558% due 09/25/2035 ^~		251	191
3.973% due 06/25/2035 ^~		136	119
4.087% due 10/25/2034 ~		346	319

JPMorgan Alternative Loan Trust
1.177% due 12/25/2036 •		1,380	1,158

JPMorgan Chase Commercial Mortgage Securities Trust
2.155% due 12/15/2031 •		1,000	976

JPMorgan Mortgage Trust
3.598% due 07/27/2037 ~		335	329
3.836% due 06/25/2035 ~		87	83
3.923% due 11/25/2035 ^~		209	175
3.938% due 06/25/2036 ^~		733	589
4.055% due 06/25/2035 ~		239	215
4.067% due 07/25/2035 ~		66	65
4.111% due 08/25/2036 ^~		151	124
4.285% due 07/25/2035 ~		94	84
4.920% due 07/25/2034 ~		47	44

Luminent Mortgage Trust
1.147% due 10/25/2046 •		672	566

MASTR Adjustable Rate Mortgages Trust
1.187% due 05/25/2037 •		344	185

Merrill Lynch Alternative Note Asset Trust
1.247% due 03/25/2037 •		762	278
3.852% due 06/25/2037 ^~		366	263

Merrill Lynch Mortgage Investors Trust
3.295% due 05/25/2034 ~		129	113
3.617% due 12/25/2035 ~		97	79
3.625% due 05/25/2036 ~		60	50
4.266% due 09/25/2035 ^~		142	119
4.304% due 06/25/2035 ~		294	272

Merrill Lynch Mortgage-Backed Securities Trust
3.740% due 04/25/2037 ^~		1,072	906

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,231	1,233
4.500% due 05/25/2058 ~		149	155

Residential Accredit Loans, Inc. Trust
1.247% due 08/25/2035 •		821	649

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.811% due 08/25/2035 ^~		$476	$248
5.282% due 02/25/2036 ^~		300	223

Residential Asset Securitization Trust
1.347% due 05/25/2035 •		1,121	826
5.000% due 05/25/2020		1	1
6.250% due 10/25/2036 ^		568	530
6.500% due 09/25/2036 ^		755	448
6.500% due 06/25/2037		11,821	3,636

Residential Funding Mortgage Securities, Inc. Trust
4.226% due 09/25/2035 ^~		1,272	909
4.314% due 06/25/2035 ~		149	135
6.000% due 06/25/2037 ^		798	727
6.500% due 03/25/2032		234	243

Sequoia Mortgage Trust
1.100% due 10/19/2026 •		20	19
3.395% due 01/20/2047 ^~		508	361

Silverstone Master Issuer PLC
1.461% due 01/21/2070 •	GBP	3,030	3,708
2.389% due 01/21/2070 •		$516	508

Structured Adjustable Rate Mortgage Loan Trust
1.267% due 10/25/2035 •		772	673
3.799% due 02/25/2036 ^~		264	177

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •		919	821
1.137% due 06/25/2036 •		324	306
1.157% due 04/25/2036 •		21	20
1.167% due 05/25/2046 •		3,551	1,723

Towd Point Mortgage Funding PLC
1.724% due 10/20/2051 •	GBP	18,094	21,831

Wachovia Mortgage Loan Trust LLC
4.042% due 08/20/2035 ^~		$312	285

WaMu Mortgage Pass-Through Certificates Trust
2.484% due 11/25/2046 •		762	636
2.706% due 01/25/2047 ^•		1,855	1,554
2.863% due 12/25/2046 •		966	801
2.946% due 06/25/2046 •		147	127
2.966% due 08/25/2046 •		427	377
3.166% due 11/25/2042 •		119	102
3.655% due 02/25/2037 ^~		162	131
3.725% due 09/25/2036 ^~		1,131	969
3.860% due 08/25/2036 ^~		112	92
4.390% due 09/25/2033 ~		88	77

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		168	146

Wells Fargo Mortgage-Backed Securities Trust
4.093% due 04/25/2036 ~		573	559
4.613% due 10/25/2036 ~		9	8

Total Non-Agency Mortgage-Backed Securities (Cost $154,640)			143,337

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 10.8%

ACE Securities Corp. Home Equity Loan Trust
1.007% due 10/25/2036 •		$24	$11

Argent Securities Trust
1.097% due 07/25/2036 •		5,783	4,470
1.107% due 05/25/2036 •		2,773	928

Asset-Backed Securities Corp. Home Equity Loan Trust
1.892% due 09/25/2034 •		979	944

B&M CLO Ltd.
2.573% due 04/16/2026 •		766	763

Babson Euro CLO BV
0.434% due 10/25/2029 •	EUR	799	871

Barings Euro CLO BV
0.680% due 07/27/2030 •		2,000	2,176
1.050% due 07/27/2030		300	327

CIFC Funding Ltd.
2.654% due 10/25/2027 •		$5,650	5,554

CIT Mortgage Loan Trust
2.297% due 10/25/2037 •		1,745	1,697
2.447% due 10/25/2037 •		4,400	3,718

Citigroup Mortgage Loan Trust
1.027% due 01/25/2037 •		57	42
1.857% due 12/25/2036 •		1,238	928

Citigroup Mortgage Loan Trust, Inc.
1.277% due 10/25/2036 •		7,400	6,359

Countrywide Asset-Backed Certificates
1.087% due 07/25/2037 •		3,189	2,583
1.147% due 09/25/2037 •		2,523	1,942
1.197% due 03/25/2037 •		5,700	4,676
1.237% due 08/25/2036 •		835	803
3.765% due 04/25/2036 ~		3	3

Crown Point CLO Ltd.
2.776% due 07/17/2028 •		4,400	4,231

CVP Cascade CLO Ltd.
2.993% due 01/16/2026 •		517	515

Dorchester Park CLO DAC
2.719% due 04/20/2028 •		3,400	3,328

Dryden Senior Loan Fund
2.731% due 10/15/2027 •		10,410	9,980

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	720	785

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		$8,000	7,773

Fremont Home Loan Trust
1.082% due 10/25/2036 •		741	607

GSAA Home Equity Trust
1.247% due 03/25/2037 •		692	369

GSAMP Trust
1.317% due 03/25/2047 •		2,500	1,633
1.922% due 03/25/2035 ^•		1,807	1,459

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Halcyon Loan Advisors Funding Ltd.
2.747% due 04/20/2027 •		$1,564	$1,554

Home Equity Asset Trust
1.397% due 02/25/2036 •		3,700	3,247
1.742% due 07/25/2034 •		416	393

Home Equity Mortgage Loan Asset-Backed Trust
1.167% due 04/25/2037 •		2,390	1,832

HSI Asset Securitization Corp. Trust
1.217% due 02/25/2036 •		2,381	2,221

IndyMac Mortgage Loan Trust
1.017% due 07/25/2036 •		4,781	1,778

JMP Credit Advisors CLO Ltd.
2.686% due 01/17/2028 •		3,470	3,403

JPMorgan Mortgage Acquisition Trust
1.157% due 10/25/2036 •		342	317

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		269	263

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		2,992	2,174

Lehman XS Trust
1.107% due 05/25/2036 •		2,085	1,857
5.201% due 06/25/2036 þ		4,595	4,390

LoanCore Issuer Ltd.
1.835% due 05/15/2036 •		7,600	7,396

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •		4,710	4,577

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	2,200	2,265

Marlette Funding Trust
2.690% due 09/17/2029		$1,297	1,257

MASTR Asset-Backed Securities Trust
1.097% due 10/25/2036 •		1,766	674

Monarch Grove CLO
2.674% due 01/25/2028 •		7,850	7,614

Morgan Stanley ABS Capital, Inc. Trust
1.007% due 05/25/2037 •		575	479
1.652% due 07/25/2035 •		137	136

Morgan Stanley Mortgage Loan Trust
1.307% due 04/25/2037 •		762	290
5.910% due 11/25/2036 þ		1,700	617

Mountain View CLO Ltd.
2.631% due 10/15/2026 •		3,426	3,390

Neuberger Berman CLO Ltd.
2.631% due 07/15/2027 •		487	475

New Century Home Equity Loan Trust
1.712% due 02/25/2035 •		2,060	1,831

NovaStar Mortgage Funding Trust
1.652% due 01/25/2036 •		5,264	4,966

OCP CLO Ltd.
2.631% due 07/15/2027 •		410	405

Octagon Investment Partners Ltd.
2.681% due 07/15/2027 •		1,780	1,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square Loan Funding Ltd.
2.481% due 07/15/2026 •	$4,502	$4,396
2.789% due 04/20/2027 •	206	202

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.637% due 05/25/2035 •	560	551
1.922% due 10/25/2034 •	543	536
1.937% due 09/25/2034 •	414	406

Popular ABS Mortgage Pass-Through Trust
1.377% due 06/25/2035 •	355	355

Renaissance Home Equity Loan Trust
2.047% due 09/25/2037 •	15,530	7,026

Residential Asset Securities Corp. Trust
1.187% due 08/25/2036 •	786	568

Securitized Asset-Backed Receivables LLC Trust
1.197% due 05/25/2036 •	5,193	3,010

Sound Point CLO Ltd.
2.956% due 01/23/2029 •	400	389

Soundview Home Loan Trust
1.007% due 11/25/2036 •	506	178

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	10,777	10,157

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	749	748

Starwood Commercial Mortgage Trust
1.785% due 07/15/2038 •	800	740

Structured Asset Investment Loan Trust
1.667% due 04/25/2033 •	1,547	1,432

Symphony CLO Ltd.
2.711% due 04/15/2028 •	1,630	1,584
2.788% due 07/14/2026 •	2,517	2,444

Telos CLO Ltd.
2.786% due 04/17/2028 •	4,276	4,155

THL Credit Wind River CLO Ltd.
2.701% due 10/15/2027 •	324	319
2.711% due 01/15/2026 •	2,995	2,985

TICP CLO Ltd.
2.619% due 07/20/2027 •	2,676	2,616
2.659% due 04/20/2028 •	3,900	3,782

Towd Point Mortgage Trust
1.947% due 05/25/2058 •	1,715	1,693

Tralee CLO Ltd.
2.849% due 10/20/2027 •	3,345	3,294

Venture CDO Ltd.
2.711% due 04/15/2027 •	3,870	3,770

Venture CLO Ltd.
2.413% due 02/28/2026 •	10,941	10,638
2.711% due 07/15/2027 •	2,980	2,925

Wells Fargo Home Equity Asset-Backed Securities Trust
3.347% due 12/25/2034 •	1,460	1,270

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WhiteHorse Ltd.
2.766% due 04/17/2027 •		$4,815	$4,767

Total Asset-Backed Securities (Cost $218,429)			207,934

SOVEREIGN ISSUES 22.4%

Argentina Government International Bond
1.000% due 08/05/2021 (d)	ARS	5,541	38
15.500% due 10/17/2026		21,780	91
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		40,847	310
38.039% (ARLLMONP) due 06/21/2020 ~		310,871	2,255
42.781% (BADLARPP) due 10/04/2022 ~		1,800	22

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	31,510	19,563
3.000% due 09/20/2025 (d)		33,811	23,854

Autonomous City of Buenos Aires Argentina
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	22,700	211

Canada Government Real Return Bond
4.250% due 12/01/2026	CAD	17,444	15,537

France Government International Bond
2.100% due 07/25/2023	EUR	41,452	49,515

Japan Government International Bond
0.100% due 03/10/2028	JPY	3,362,992	31,261
0.100% due 03/10/2029		2,971,365	27,565

Mexico Government International Bond
4.500% due 11/22/2035	MXN	381,847	17,646

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	75,945	49,766
2.500% due 09/20/2035 (d)		4,184	3,136

Peru Government International Bond
5.940% due 02/12/2029	PEN	15,900	4,960

Qatar Government International Bond
3.875% due 04/23/2023		$6,300	6,497

United Kingdom Gilt
0.125% due 03/22/2026	GBP	4,234	6,170
0.125% due 08/10/2028		31,559	49,319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 08/10/2048		$8,144	$17,648
1.250% due 11/22/2027 (i)		64,264	106,272

Total Sovereign Issues (Cost $487,519)			431,636

		SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(e)(f)		400,000	432

Banco Santander S.A.
5.250% due 09/29/2023 •(e)(f)		200,000	182
6.250% due 09/11/2021 •(e)(f)		800,000	797

Bank of America Corp.
5.875% due 03/15/2028 •(e)		3,840,000	3,894

Total Preferred Securities (Cost $5,433)			5,305

SHORT-TERM INSTRUMENTS 14.0%

REPURCHASE AGREEMENTS (h) 4.9%
			95,381

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
31.246% due 07/31/2020 «~	ARS	2,303	24
32.393% due 08/28/2020 ~		14,503	134
36.751% due 04/03/2020 ~		33,160	373
53.823% due 05/13/2020 (b)(c)		14,080	104

			635

U.S. TREASURY BILLS 9.1%
0.405% due 04/07/2020 - 06/11/ 2020 (a)(b)(k)(m)		$175,772	175,745

Total Short-Term Instruments (Cost $271,968)			271,761

Total Investments in Securities (Cost $3,968,786)			3,886,792

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short-Term Floating NAV Portfolio III	4,380,744	$43,023

Total Short-Term Instruments (Cost $43,023)		43,023

Total Investments in Affiliates (Cost $43,023)		43,023

Total Investments 203.4% (Cost $4,011,809)		$3,929,815

Financial Derivative Instruments (j)(l) (0.7)% (Cost or Premiums, net $(20,540))		(14,434)

Other Assets and Liabilities, net (102.7)%		(1,983,149)

Net Assets 100.0%		$1,932,232

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/02/2020	05/22/2018	$3,000	$3,015	0.15%
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	3,000	3,047	0.16

				$6,000	$6,062	0.31%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
BOS	0.000%	03/30/2020	04/02/2020	$16,701	U.S. Treasury Inflation Protected Securities 0.250% due 07/15/2029	$(16,467)	$16,701	$16,701
FICC	0.000	03/31/2020	04/01/2020	12,480	U.S. Treasury Inflation Protected Securities 1.125% - 1.250% due 07/15/2020 - 01/15/2021	(12,737)	12,480	12,480
JPS	0.000	03/31/2020	04/01/2020	66,200	U.S. Treasury Notes 2.625% due 11/15/2020	(67,556)	66,200	66,200

Total Repurchase Agreements						$(96,760)	$95,381	$95,381

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.250%	03/31/2020	04/01/2020		$(937)	$(937)
	1.710	03/20/2020	05/14/2020		(142,257)	(142,338)
	1.720	02/04/2020	05/04/2020		(4,610)	(4,623)
BPS	0.830	02/12/2020	05/14/2020	GBP	(71,512)	(88,925)
CIB	1.740	02/13/2020	04/13/2020		$(109,750)	(110,005)
	1.770	02/06/2020	04/03/2020		(219,015)	(219,607)
	1.770	03/26/2020	04/03/2020		(57,338)	(57,355)
DEU	0.920	03/12/2020	04/13/2020		(1,858)	(1,859)
GRE	1.300	03/27/2020	04/17/2020		(41,440)	(41,447)
IND	0.900	03/26/2020	04/13/2020		(60,480)	(60,489)
	1.710	03/26/2020	05/06/2020		(31,360)	(31,369)
JPS	1.720	02/25/2020	04/07/2020		(144,572)	(144,820)
RCY	0.940	03/11/2020	04/09/2020		(189,750)	(189,854)
STR	0.120	03/31/2020	04/01/2020		(277,762)	(277,763)
	0.120	04/01/2020	04/02/2020		(260,116)	(260,116)

Total Reverse Repurchase Agreements						$(1,631,507)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
UBS	1.710%	02/20/2020	04/13/2020	$(8,670)	$(8,687)

Total Sale-Buyback Transactions					$(8,687)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	3.500%	04/01/2050	$2,000	$(2,065)	$(2,116)
U.S. Treasury Obligations (0.9)%
U.S. Treasury Inflation Protected Securities	0.250	07/15/2029	15,832	(16,555)	(16,467)

Total Short Sales (1.0)%				$(18,620)	$(18,583)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$16,701	$(147,898)	$0	$0	$(131,197)	$130,894	$(303)
BPS	0	(88,925)	0	0	(88,925)	88,386	(539)
CIB	0	(386,967)	0	0	(386,967)	386,208	(759)
DEU	0	(1,859)	0	0	(1,859)	1,864	5
FICC	12,480	0	0	0	12,480	(12,737)	(257)
GRE	0	(41,447)	0	0	(41,447)	41,483	36
IND	0	(91,858)	0	0	(91,858)	91,622	(236)
JPS	66,200	(144,820)	0	0	(78,620)	76,804	(1,816)
RCY	0	(189,854)	0	0	(189,854)	189,268	(586)
STR	0	(537,879)	0	0	(537,879)	282,420	(255,459)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(16,467)	(16,467)	0	(16,467)
UBS	0	0	(8,687)	0	(8,687)	9,065	378

Total Borrowings and Other Financing Transactions	$95,381	$(1,631,507)	$(8,687)	$(16,467)

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(278,700)	$(825,437)	$(178,329)	$0	$(1,282,466)
Sovereign Issues	0	0	(88,925)	0	(88,925)

Total	$(278,700)	$(825,437)	$(267,254)	$0	$(1,371,391)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(8,687)	0	0	(8,687)

Total	$0	$(8,687)	$0	$0	$(8,687)

Total Borrowings	$(278,700)	$(834,124)	$(267,254)	$0	$(1,380,078)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(1,380,078)

(i)	Securities with an aggregate market value of $1,406,914 and cash of $3,742 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(1,198,118) at a weighted average interest rate of 1.887%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(3)	Payable for short sales includes $8 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(260,116) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude Calendar Spread April Futures	$0.300	03/19/2021	2	2	$1	$1
Put - NYMEX Crude Calendar Spread August Futures	0.300	07/19/2021	2	2	1	1
Put - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread February Futures	0.300	01/19/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread January Futures	0.300	12/18/2020	2	2	0	1
Put - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread March Futures	0.300	02/19/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	2	2	0	1
Put - NYMEX Crude June 2020 Futures	62.000	05/14/2020	25	25	131	933

					$133	$945

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$103.000	05/22/2020	4	$8	$0	$0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	105.250	05/22/2020	153	306	1	0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	105.500	05/22/2020	23	46	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	111.500	05/22/2020	237	237	2	9
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.000	05/22/2020	925	925	8	36
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures	113.250	05/22/2020	215	215	2	9
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	147.500	05/22/2020	32	32	0	4
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	149.000	05/22/2020	181	181	2	6
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	151.500	05/22/2020	170	170	1	13
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	157.000	05/22/2020	646	646	5	30
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	157.500	05/22/2020	2,199	2,199	18	103
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures	200.000	05/22/2020	1,398	1,398	973	22
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	205.000	05/22/2020	1,942	1,942	17	698
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	210.000	05/22/2020	186	186	2	52
Call - CBOT U.S. Treasury 30-Year Bond June 2020 Futures	225.000	05/22/2020	291	291	3	50
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	134.000	05/22/2020	798	798	7	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	145.000	05/22/2020	225	225	2	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures	188.000	05/22/2020	1,968	1,968	17	2

					$1,060	$1,035

Total Purchased Options					$1,193	$1,980

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CMX Gold December 2021 Futures	$4,000.000	11/23/2021	24	$2	$(23)	$(65)
Call - CMX Gold June 2021 Futures	3,500.000	05/25/2021	24	2	(23)	(41)
Call - NYMEX Crude Calendar Spread April Futures	0.300	03/19/2021	2	2	(1)	0
Call - NYMEX Crude Calendar Spread August Futures	0.300	07/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread February Futures	0.300	01/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread January Futures	0.300	12/18/2020	2	2	0	0
Call - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread March Futures	0.300	02/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	2	2	0	0
Call - NYMEX Crude June 2020 Futures	51.000	05/14/2020	36	36	(38)	(4)
Call - NYMEX Crude June 2020 Futures	55.000	05/14/2020	60	60	(72)	(5)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude May 2020 Futures	$40.000	04/16/2020	13	$13	$(15)	$(1)
Call - NYMEX Crude May 2020 Futures	41.500	04/16/2020	12	12	(12)	(1)
Call - NYMEX Crude May 2020 Futures	52.000	04/16/2020	48	48	(52)	(1)
Call - NYMEX Crude May 2020 Futures	54.000	04/16/2020	144	144	(147)	(3)
Call - NYMEX Crude May 2020 Futures	57.000	04/16/2020	48	48	(47)	(1)
Call - NYMEX Crude May 2020 Futures	58.000	04/16/2020	24	24	(26)	0
Call - NYMEX Crude May 2020 Futures	59.000	04/16/2020	36	36	(40)	0
Call - NYMEX Natural Gas Calendar Spread October Futures	0.300	09/25/2020	19	190	(6)	(2)
Put - NYMEX Natural Gas Calendar Spread October Futures	0.600	09/25/2020	19	190	(8)	(33)
Put - NYMEX Natural Gas May 2020 Futures	1.750	04/27/2020	324	3,240	(139)	(573)
Put - NYMEX Natural Gas May 2020 Futures	1.800	04/27/2020	252	2,520	(111)	(530)
Call - NYMEX Natural Gas May 2020 Futures	2.000	04/27/2020	48	480	(16)	(7)
Call - NYMEX Natural Gas May 2020 Futures	2.100	04/27/2020	120	1,200	(42)	(10)
Call - NYMEX WTI-Brent Crude Spread December 2020 Futures	3.000	10/29/2020	5	5	(3)	(5)

Total Written Options					$(821)	$(1,282)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum May Futures	05/2020	13	$492	$(32)	$0	$(32)
Brent (ICE) Dubai April Futures	04/2020	2	2	(3)	0	0
Brent (ICE) Dubai August Futures	08/2020	2	1	(4)	0	(1)
Brent (ICE) Dubai December Futures	12/2020	2	2	(3)	0	(1)
Brent (ICE) Dubai July Futures	07/2020	2	2	(3)	0	(1)
Brent (ICE) Dubai June Futures	06/2020	2	2	(3)	0	0
Brent (ICE) Dubai May Futures	05/2020	2	2	(3)	0	0
Brent (ICE) Dubai November Futures	11/2020	2	2	(3)	0	0
Brent (ICE) Dubai October Futures	10/2020	2	1	(3)	0	(1)
Brent (ICE) Dubai September Futures	09/2020	2	1	(4)	0	0
Brent 1st Line April Futures	04/2020	21	105	(108)	0	(57)
Brent 1st Line April Futures	04/2020	33	(165)	(147)	0	0
Brent 1st Line August Futures	08/2020	12	(30)	(23)	0	(3)
Brent 1st Line December Futures	12/2020	12	(15)	(9)	0	(1)
Brent 1st Line July Futures	07/2020	12	(41)	(34)	0	(8)
Brent 1st Line June Futures	06/2020	2	9	(9)	0	(12)
Brent 1st Line June Futures	06/2020	20	(87)	(75)	0	0
Brent 1st Line May Futures	05/2020	2	10	(10)	0	(24)
Brent 1st Line May Futures	05/2020	41	(197)	(170)	0	0
Brent 1st Line November Futures	11/2020	12	(17)	(10)	0	(1)
Brent 1st Line October Futures	10/2020	12	(19)	(12)	0	(1)
Brent 1st Line September Futures	09/2020	12	(24)	(17)	0	(2)
Brent 1st Line vs. Dubai 1st Line April Futures	04/2020	44	35	(15)	7	0
Brent 1st Line vs. Dubai 1st Line August Futures	08/2020	2	1	(5)	0	(1)
Brent 1st Line vs. Dubai 1st Line December Futures	12/2020	2	2	(5)	0	(1)
Brent 1st Line vs. Dubai 1st Line July Futures	07/2020	2	2	(5)	0	(1)
Brent 1st Line vs. Dubai 1st Line June Futures	06/2020	12	11	(3)	0	(3)
Brent 1st Line vs. Dubai 1st Line May Futures	05/2020	33	32	0	0	(3)
Brent 1st Line vs. Dubai 1st Line November Futures	11/2020	2	2	(5)	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2020	2	1	(5)	0	(1)
Brent 1st Line vs. Dubai 1st Line September Futures	09/2020	2	1	(5)	0	0
Brent Crude December Futures	10/2021	704	29,223	(4,521)	0	(134)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude July Futures	05/2020	80	$2,373	$(274)	$0	$(10)
Brent Crude March Futures	01/2022	14	592	(177)	0	(3)
Brent Crude September Futures	07/2021	70	2,841	(256)	0	(14)
Call Options Strike @ EUR 113.200 on Euro-Schatz June 2020 Futures (1)	05/2020	2,464	68	53	41	0
Call Options Strike @ EUR 113.400 on Euro-Schatz June 2020 Futures (1)	05/2020	715	16	11	12	0
Call Options Strike @ EUR 113.500 on Euro-Schatz June 2020 Futures (1)	05/2020	17	0	0	0	0
Call Options Strike @ EUR 114.500 on Euro-Schatz June 2020 Futures (1)	05/2020	3	0	0	0	0
Call Options Strike @ EUR 116.500 on Euro-Schatz June 2020 Futures (1)	05/2020	2,804	31	14	16	0
Call Options Strike @ EUR 139.500 on Euro-Bobl June 2020 Futures (1)	05/2020	592	29	26	20	(3)
Call Options Strike @ EUR 140.500 on Euro-Bobl June 2020 Futures (1)	05/2020	94	3	3	2	0
Call Options Strike @ EUR 142.000 on Euro-Bobl June 2020 Futures (1)	05/2020	9	0	0	0	0
Call Options Strike @ EUR 144.000 on Euro-Bobl June 2020 Futures (1)	05/2020	1	0	0	0	0
Call Options Strike @ EUR 170.000 on Euro-BTP Italy Government Bond June 2020 Futures (1)	05/2020	7	0	0	0	0
Call Options Strike @ EUR 172.000 on Euro-BTP Italy Government Bond June 2020 Futures (1)	05/2020	345	4	0	0	0
Call Options Strike @ EUR 185.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	99	1	0	0	0
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	17	0	0	0	0
Call Options Strike @ EUR 192.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures (1)	05/2020	2	0	0	0	0
Call Options Strike @ GBP 151.000 on United Kingdom Long Gilt June 2020 Futures (1)	05/2020	273	0	(4)	0	0
Call Options Strike @ GBP 152.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	589	0	(8)	0	0
Call Options Strike @ GBP 153.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	246	0	(3)	0	0
Call Options Strike @ GBP 158.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	87	0	(1)	0	0
Chicago Ethanol (Platts) April Futures	04/2020	14	497	(281)	0	(32)
Chicago Ethanol (Platts) August Futures	08/2020	10	404	(153)	0	(17)
Chicago Ethanol (Platts) December Futures	12/2020	15	630	(238)	0	(24)
Chicago Ethanol (Platts) February Futures	02/2021	3	127	(49)	0	(5)
Chicago Ethanol (Platts) January Futures	01/2021	3	127	(49)	0	(5)
Chicago Ethanol (Platts) July Futures	07/2020	19	752	(205)	0	(34)
Chicago Ethanol (Platts) June Futures	06/2020	31	1,195	(297)	0	(62)
Chicago Ethanol (Platts) March Futures	03/2021	3	128	(48)	0	(5)
Chicago Ethanol (Platts) May Futures	05/2020	58	2,150	(651)	0	(128)
Chicago Ethanol (Platts) November Futures	11/2020	15	627	(241)	0	(24)
Chicago Ethanol (Platts) October Futures	10/2020	15	622	(246)	0	(24)
Chicago Ethanol (Platts) September Futures	09/2020	7	287	(137)	0	(12)
Cocoa May Futures	05/2020	12	270	0	0	0
Cocoa September Futures	09/2020	31	703	(1)	0	(1)
Copper May Futures	05/2020	10	1,237	(198)	0	(198)
Copper September Futures	09/2020	63	3,524	(561)	121	0
Corn December Futures	12/2020	203	3,629	(242)	0	(20)
Euro-Bund 10-Year Bond June Futures	06/2020	1,205	229,265	(458)	1,382	(1,448)
Gas Oil December Futures	12/2020	294	10,114	(3,225)	206	0
Gas Oil December Futures	12/2021	8	307	(33)	6	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Gas Oil May Futures	05/2020	33	$973	$(20)	$16	$0
Gold 100 oz. December Futures	12/2021	1	161	6	0	(5)
Gold 100 oz. June Futures	06/2020	78	12,453	(10)	33	(31)
Gold 100 oz. June Futures	06/2021	1	160	7	0	(5)
Hard Red Winter Wheat July Futures	07/2020	101	2,522	215	26	(1)
Hard Red Winter Wheat May Futures	05/2020	70	1,726	38	28	0
Henry Hub Natural Gas April Futures	03/2021	4	24	0	0	0
Henry Hub Natural Gas April Futures	03/2022	2	11	(1)	0	0
Henry Hub Natural Gas August Futures	07/2021	4	24	1	0	0
Henry Hub Natural Gas August Futures	07/2022	2	12	(1)	0	0
Henry Hub Natural Gas December Futures	11/2021	4	26	3	0	0
Henry Hub Natural Gas December Futures	11/2022	2	13	1	0	0
Henry Hub Natural Gas February Futures	01/2021	4	27	4	0	0
Henry Hub Natural Gas February Futures	01/2022	2	13	1	0	0
Henry Hub Natural Gas January Futures	12/2020	4	27	4	0	0
Henry Hub Natural Gas January Futures	12/2022	2	14	1	0	0
Henry Hub Natural Gas July Futures	06/2021	4	24	1	0	0
Henry Hub Natural Gas July Futures	06/2022	2	12	(1)	0	0
Henry Hub Natural Gas June Futures	05/2021	4	24	0	0	0
Henry Hub Natural Gas June Futures	05/2022	2	11	(1)	0	0
Henry Hub Natural Gas March Futures	02/2021	4	26	3	0	0
Henry Hub Natural Gas March Futures	02/2022	2	13	1	0	0
Henry Hub Natural Gas May Futures	04/2021	4	23	0	0	0
Henry Hub Natural Gas May Futures	04/2022	2	11	(1)	0	0
Henry Hub Natural Gas November Futures	10/2021	4	25	1	0	0
Henry Hub Natural Gas November Futures	10/2022	2	12	0	0	0
Henry Hub Natural Gas October Futures	09/2021	4	24	1	0	0
Henry Hub Natural Gas October Futures	09/2022	2	12	0	0	0
Henry Hub Natural Gas September Futures	08/2021	4	24	1	0	0
Henry Hub Natural Gas September Futures	08/2022	2	12	(1)	0	0
Lead September Futures	09/2020	73	3,187	(179)	0	(193)
LLS (Argus) vs. WTI Spread Calendar Swap April Futures	04/2020	1	6	(10)	2	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures	08/2020	1	1	(5)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2020	1	0	(4)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures	07/2020	1	2	(6)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures	06/2020	1	3	(7)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures	05/2020	1	4	(8)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2020	1	0	(4)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2020	1	1	(5)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures	09/2020	1	1	(5)	0	0
Natural Gas April Futures	03/2021	78	1,840	95	2	0
Natural Gas July Futures	06/2020	121	2,314	(122)	0	(23)
Natural Gas June Futures	05/2020	2	35	0	0	(1)
Natural Gas May Futures	04/2020	239	3,920	(347)	0	(115)
New York Harbor ULSD December Futures	11/2020	30	1,478	0	0	(10)
New York Harbor ULSD July Futures	06/2020	51	2,231	(484)	0	(22)
New York Harbor ULSD June Futures	05/2021	2	105	(1)	0	(1)
New York Harbor ULSD October Futures	09/2020	11	525	(204)	0	(3)
Nickel May Futures	05/2020	9	619	(79)	0	(137)
Nickel September Futures	09/2020	28	1,939	(91)	8	(99)
Platinum July Futures	07/2020	190	6,934	(482)	75	0
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	1,170	103	90	0	(52)
Put Options Strike @ EUR 159.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	35	3	3	0	(2)
RBOB Gasoline December Futures	11/2020	8	263	(5)	2	0
RBOB Gasoline December Futures	11/2021	2	76	2	0	0
RBOB Gasoline July Futures	06/2020	179	5,387	165	0	(68)
RBOB Gasoline June Futures	05/2021	6	254	1	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
RBOB Gasoline May Futures	04/2020	5	$124	$11	$31	$(5)
RBOB Gasoline October Futures	09/2020	23	725	(480)	2	0
RBOB Gasoline September Futures	08/2020	122	4,093	(120)	22	(7)
Silver May Futures	05/2020	21	1,486	(65)	17	0
Soybean May Futures	05/2020	25	1,108	4	5	0
Soybean Meal May Futures	05/2020	17	547	(9)	0	(4)
Soybean November Futures	11/2020	81	3,554	14	15	(1)
U.S. Treasury 2-Year Note June Futures	06/2020	180	39,669	571	0	(6)
U.S. Treasury 5-Year Note June Futures	06/2020	1,275	159,833	5,715	0	(60)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	1,327	294,428	28,427	0	(4,313)
Wheat May Futures	05/2020	64	1,820	19	0	(2)
White Sugar August Futures	07/2020	117	1,936	(90)	0	(35)
WTI Brent Financial April Futures	04/2020	1	(5)	2	1	0
WTI Brent Financial August Futures	08/2020	1	(4)	3	0	0
WTI Brent Financial December Futures	12/2020	1	(4)	3	0	0
WTI Brent Financial July Futures	07/2020	1	(4)	3	1	0
WTI Brent Financial June Futures	06/2020	1	(4)	3	0	0
WTI Brent Financial May Futures	05/2020	1	(4)	3	1	0
WTI Brent Financial November Futures	11/2020	1	(4)	3	0	0
WTI Brent Financial October Futures	10/2020	1	(4)	3	0	0
WTI Brent Financial September Futures	09/2020	1	(4)	3	0	0
WTI Crude December Futures	11/2020	181	6,078	(1,602)	0	(10)
WTI Crude December Futures	11/2022	18	723	(75)	0	0
WTI Crude December Futures	11/2023	76	3,201	(695)	0	0
WTI Crude July Futures	06/2021	68	2,481	(1,090)	11	0
WTI Crude June Futures	05/2021	258	9,345	(2,535)	41	0
WTI Crude June Futures	05/2022	128	5,011	(166)	0	(1)
WTI Crude June Futures	05/2023	3	123	(27)	0	0
WTI Crude March Futures	02/2021	14	491	1	1	(4)
WTI Crude May Futures	04/2021	68	2,441	(1,153)	10	0
WTI Crude November Futures	10/2020	68	2,238	(1,072)	5	(3)
WTI Crude September Futures	08/2020	25	778	(85)	3	0
WTI Crude September Futures	08/2021	130	4,815	(845)	17	0
WTI Houston (Argus) vs. WTI Trade April Futures	03/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2020	4	(6)	(1)	2	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade December Futures	11/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade February Futures	01/2021	5	1	(12)	1	0
WTI Houston (Argus) vs. WTI Trade January Futures	12/2020	5	0	(12)	2	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2020	4	(8)	(3)	4	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade March Futures	02/2021	5	2	(11)	1	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2020	4	(3)	1	2	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2021	5	4	(9)	0	0
WTI Midland vs WTI Trade August Futures	07/2020	3	(7)	(6)	3	0
WTI Midland vs WTI Trade December Futures	11/2020	3	(3)	(2)	3	0
WTI Midland vs WTI Trade July Futures	06/2020	3	(9)	(8)	4	0
WTI Midland vs WTI Trade June Futures	05/2020	3	(15)	(14)	7	0
WTI Midland vs WTI Trade May Futures	04/2020	3	(19)	(19)	8	0
WTI Midland vs WTI Trade November Futures	10/2020	3	(4)	(3)	3	0
WTI Midland vs WTI Trade October Futures	09/2020	3	(4)	(4)	2	0
WTI Midland vs WTI Trade September Futures	08/2020	3	(5)	(5)	2	0
Zinc September Futures	09/2020	32	1,529	(6)	29	(34)

				$9,871	$2,264	$(7,611)

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum September Futures	09/2020	89	$(3,438)	$448	$464	$0
Arabica Coffee May Futures	05/2020	36	(1,614)	(196)	0	(3)
Arabica Coffee September Futures	09/2020	14	(636)	23	9	(1)
Australia Government 3-Year Note June Futures	06/2020	371	(26,725)	(139)	0	(15)
Australia Government 10-Year Bond June Futures	06/2020	137	(12,692)	153	0	(169)
Brent Crude December Futures	10/2020	848	(31,435)	1,733	297	0
Brent Crude December Futures	10/2022	106	(4,694)	326	14	0
Brent Crude December Futures	10/2023	172	(8,027)	1,761	19	0
Brent Crude June Futures	04/2020	129	(3,399)	121	10	0
Brent Crude June Futures	04/2021	27	(1,071)	(19)	5	(1)
Brent Crude June Futures	04/2022	267	(11,516)	2,092	45	0
Brent Crude March Futures	01/2021	2	(77)	1	6	0
Brent Crude October Futures	08/2020	34	(1,207)	143	10	0
Brent Crude September Futures	07/2020	203	(6,928)	176	45	0
Call Options Strike @ USD 60.000 on Brent Crude June 2020 Futures(1)	04/2020	36	(2)	40	0	0
Call Options Strike @ USD 61.000 on Brent Crude June 2020 Futures(1)	04/2020	96	(4)	92	0	0
Call Options Strike @ USD 62.000 on Brent Crude June 2020 Futures(1)	04/2020	24	(1)	25	0	0
Call Options Strike @ USD 63.000 on Brent Crude June 2020 Futures(1)	04/2020	96	(4)	102	0	0
Call Options Strike @ USD 64.000 on Brent Crude June 2020 Futures(1)	04/2020	204	(8)	187	0	0
Copper May Futures	05/2020	4	(223)	0	16	0
Corn July Futures	07/2020	125	(2,163)	267	9	0
Corn March Futures	03/2021	6	(111)	10	0	0
Corn May Futures	05/2020	265	(4,515)	66	6	0
Corn September Futures	09/2020	205	(3,585)	307	23	0
Cotton No. 2 December Futures	12/2020	82	(2,190)	444	1	0
Cotton No. 2 May Futures	05/2020	5	(128)	(2)	0	(3)
Euro-Bobl June Futures	06/2020	689	(102,746)	550	228	(251)
Euro-Buxl 30-Year Bond June Futures	06/2020	244	(56,486)	2,120	1,227	(614)
Euro-OAT France Government 10-Year Bond June Futures	06/2020	109	(20,101)	538	154	(66)
Euro-Schatz June Futures	06/2020	6,003	(742,777)	1,384	331	(430)
Gas Oil June Futures	06/2020	74	(2,233)	311	0	(63)
Gas Oil June Futures	06/2021	44	(1,624)	346	0	(32)
Gas Oil March Futures	03/2021	83	(2,967)	1,104	0	(58)
Gas Oil September Futures	09/2020	163	(5,371)	538	0	(136)
Globex Natural Gas May Futures	04/2020	103	(1,689)	304	52	0
Japan Government 10-Year Bond June Futures	06/2020	32	(45,406)	727	48	(116)
Live Cattle June Futures	06/2020	97	(3,573)	426	9	(116)
Natural Gas April Futures	03/2021	4	(37)	9	1	(1)
Natural Gas April Futures	03/2022	2	(22)	5	0	0
Natural Gas August Futures	07/2021	4	(36)	12	1	(1)
Natural Gas August Futures	07/2022	2	(21)	6	0	0
Natural Gas December Futures	11/2021	4	(48)	2	1	(1)
Natural Gas December Futures	11/2022	2	(25)	2	0	0
Natural Gas February Futures	01/2021	4	(36)	7	1	(1)
Natural Gas February Futures	01/2022	2	(22)	3	0	0
Natural Gas January Futures	12/2020	302	(8,272)	(298)	0	(18)
Natural Gas January Futures	12/2020	4	(40)	8	1	(1)
Natural Gas January Futures	12/2021	2	(24)	3	0	0
Natural Gas July Futures	06/2021	4	(36)	12	1	(1)
Natural Gas July Futures	06/2022	2	(21)	6	0	0
Natural Gas June Futures	05/2021	4	(34)	13	1	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas June Futures	05/2022	2	$(20)	$6	$0	$0
Natural Gas March Futures	02/2021	4	(40)	8	1	(1)
Natural Gas March Futures	02/2022	2	(23)	4	0	0
Natural Gas May Futures	04/2021	4	(38)	10	1	(1)
Natural Gas May Futures	04/2022	2	(21)	6	0	0
Natural Gas November Futures	10/2021	4	(43)	5	1	(1)
Natural Gas November Futures	10/2022	2	(24)	3	0	0
Natural Gas October Futures	09/2020	225	(4,658)	68	27	0
Natural Gas October Futures	09/2021	4	(41)	9	1	(1)
Natural Gas October Futures	09/2022	2	(24)	3	0	0
Natural Gas September Futures	08/2021	4	(38)	9	1	(1)
Natural Gas September Futures	08/2022	2	(21)	5	0	0
New York Harbor ULSD May Futures	04/2020	20	(841)	153	12	0
New York Harbor ULSD September Futures	08/2020	89	(4,142)	934	25	0
Put Options Strike @ USD 69.000 on Brent Crude June 2020 Futures(1)	04/2020	25	(1,067)	(914)	0	(2)
Soybean Oil May Futures	05/2020	51	(827)	(8)	0	(5)
Sugar No. 11 July Futures	06/2020	117	(1,376)	164	35	0
Sugar No. 11 May Futures	04/2020	134	(1,564)	477	49	0
U.S. Treasury 10-Year Note June Futures	06/2020	2,071	(287,222)	(4,713)	316	0
U.S. Treasury 10-Year Ultra June Futures	06/2020	1,968	(307,070)	(16,362)	646	0
U.S. Treasury 30-Year Bond June Futures	06/2020	2,470	(442,284)	(34,158)	4,091	0
United Kingdom Long Gilt June Futures	06/2020	1,195	(202,148)	(4,053)	742	(594)
Wheat July Futures	07/2020	11	(309)	(32)	0	(2)
Wheat September Futures	09/2020	30	(848)	(59)	0	(20)
WTI Crude December Futures	11/2020	127	(4,265)	(229)	2	0
WTI Crude December Futures	11/2021	229	(8,675)	1,948	0	(14)
WTI Crude December Futures	11/2022	176	(7,073)	1,316	0	(2)
WTI Crude July Futures	06/2020	34	(941)	694	0	(20)
WTI Crude June Futures	05/2020	14	(343)	176	0	(7)
WTI Crude September Futures	08/2020	366	(11,390)	459	0	(45)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	3	(1)	13	0	(3)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2020	3	(9)	19	0	(5)
WTI Houston (Argus) vs. WTI Trade May Futures	04/2020	3	(13)	23	0	(4)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	3	(1)	14	0	(3)
WTI Houston (Argus) vs. WTI Trade October Futures	09/2020	3	(2)	14	0	(2)
WTI Midland vs WTI Trade April Futures	03/2021	5	0	7	0	0
WTI Midland vs WTI Trade August Futures	07/2021	5	0	7	0	0
WTI Midland vs WTI Trade December Futures	11/2021	5	0	7	0	0
WTI Midland vs WTI Trade February Futures	01/2021	5	(3)	9	0	(1)
WTI Midland vs WTI Trade January Futures	12/2020	5	(3)	10	0	(1)
WTI Midland vs WTI Trade July Futures	06/2021	5	0	7	0	0
WTI Midland vs WTI Trade June Futures	05/2021	5	0	7	0	0
WTI Midland vs WTI Trade March Futures	02/2021	5	(2)	8	0	0
WTI Midland vs WTI Trade May Futures	04/2021	5	0	7	0	0
WTI Midland vs WTI Trade November Futures	10/2021	5	0	7	0	0
WTI Midland vs WTI Trade October Futures	09/2021	5	0	7	0	0
WTI Midland vs WTI Trade September Futures	08/2021	5	0	7	0	0
Zinc May Futures	05/2020	78	(3,710)	177	235	0

				$(37,422)	$9,220	$(2,834)

Total Futures Contracts				$(27,551)	$11,484	$(10,445)

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR	2,180	$36	$(30)	$6	$0	$(2)
General Electric Co.	1.000	Quarterly	12/20/2020	1.362		$1,200	(29)	26	(3)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2023	1.948		2,400	(133)	54	(79)	14	0

							$(126)	$50	$(76)	$14	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024		$61,740	$(3,729)	$7,390	$3,661	$820	$0
CDX.HY-34 5-Year Index	(5.000)	Quarterly	06/20/2025		19,600	780	409	1,189	266	0
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024		57,200	659	(473)	186	167	0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024	EUR	12,200	(349)	317	(32)	21	0

						$(2,639)	$7,643	$5,004	$1,274	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047		$23,200	$50	$(8,194)	$(8,144)	$703	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		4,700	11	(2,187)	(2,176)	149	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		11,071	57	(5,329)	(5,272)	352	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		5,130	13	(2,484)	(2,471)	163	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	29,700	91	(3,489)	(3,398)	0	(114)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	03/12/2021		$1,064,660	1,512	8,912	10,424	264	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2021		1,066,100	(5,225)	(4,063)	(9,288)	0	(271)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		36,800	256	1,824	2,080	31	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		290,800	366	15,794	16,160	199	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		214,000	(8,267)	20,174	11,907	86	0
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		31,500	0	2,745	2,745	26	0
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		26,000	0	2,283	2,283	21	0
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		26,200	0	2,381	2,381	11	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		53,700	(432)	4,891	4,459	17	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		130,800	(882)	13,053	12,171	0	(15)
Receive	3-Month USD-LIBOR	1.404	Semi-Annual	03/12/2025		223,920	(1,565)	(8,657)	(10,222)	0	(22)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		224,000	4,549	3,998	8,547	0	(10)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		7,300	(183)	(417)	(600)	16	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		5,100	(130)	(288)	(418)	8	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		900	77	(138)	(61)	2	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		58,000	539	(11,916)	(11,377)	1,629	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		19,800	26	(5,272)	(5,246)	572	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		17,120	(340)	(4,815)	(5,155)	514	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	30,250	(172)	804	632	41	0
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		14,600	(580)	(1,542)	(2,122)	0	(61)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	09/20/2027	JPY	2,495,000	$(45)	$(515)	$(560)	$0	$(15)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		568,470	(11)	(121)	(132)	0	(4)
Pay	CPTFEMU	1.168	Maturity	03/15/2024	EUR	14,510	39	677	716	1	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033		5,200	(7)	(926)	(933)	11	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		840	7	353	360	0	(18)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		1,040	0	452	452	0	(18)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		4,020	14	1,745	1,759	0	(69)
Pay	CPTFEMU	1.450	Maturity	02/15/2050		15,500	587	1,931	2,518	0	(283)
Receive	CPURNSA	1.927	Maturity	03/18/2021		$2,300	0	(60)	(60)	0	(1)
Receive	CPURNSA	1.816	Maturity	05/13/2021		52,400	0	(1,414)	(1,414)	0	(32)
Receive	CPURNSA	1.550	Maturity	07/26/2021		17,400	589	(740)	(151)	0	(33)
Receive	CPURNSA	1.445	Maturity	09/09/2021		43,780	0	(1,088)	(1,088)	0	(84)
Receive	CPURNSA	1.603	Maturity	09/12/2021		13,900	419	(620)	(201)	0	(29)
Receive	CPURNSA	1.592	Maturity	09/20/2021		51,800	(4)	(1,472)	(1,476)	0	(107)
Receive	CPURNSA	2.069	Maturity	07/15/2022		10,500	0	(503)	(503)	0	(13)
Receive	CPURNSA	2.500	Maturity	07/15/2022		11,100	(987)	(703)	(1,690)	0	(14)
Receive	CPURNSA	2.210	Maturity	02/05/2023		63,290	0	(4,063)	(4,063)	0	(94)
Receive	CPURNSA	2.263	Maturity	04/27/2023		13,380	(4)	(966)	(970)	0	(16)
Receive	CPURNSA	2.263	Maturity	05/09/2023		10,270	0	(744)	(744)	0	(13)
Receive	CPURNSA	2.281	Maturity	05/10/2023		15,760	0	(1,185)	(1,185)	0	(49)
Pay	CPURNSA	2.102	Maturity	07/20/2027		62,400	0	6,488	6,488	286	0
Pay	CPURNSA	2.122	Maturity	08/01/2027		62,400	0	6,598	6,598	280	0
Pay	CPURNSA	2.180	Maturity	09/20/2027		10,820	0	1,203	1,203	49	0
Pay	CPURNSA	2.150	Maturity	09/25/2027		10,500	0	1,128	1,128	49	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		32,120	70	4,331	4,401	161	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		10,270	0	1,461	1,461	47	0
Pay	CPURNSA	2.360	Maturity	05/09/2028		15,460	0	2,213	2,213	71	0
Pay	CPURNSA	2.364	Maturity	05/10/2028		15,760	0	2,263	2,263	72	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		14,300	0	1,639	1,639	68	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		32,350	0	2,974	2,974	149	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		95,800	21	9,416	9,437	409	0
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	2,890	0	7	7	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		1,320	0	(20)	(20)	10	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		12,400	0	(400)	(400)	0	(24)
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		10,510	(2)	(470)	(472)	0	(37)
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		8,760	0	1,132	1,132	26	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		5,600	16	1,446	1,462	0	(32)
Pay	UKRPI	3.595	Maturity	11/15/2028	GBP	1,570	0	105	105	1	0
Pay	UKRPI	3.633	Maturity	12/15/2028		2,300	0	169	169	1	0
Pay	UKRPI	3.400	Maturity	01/15/2030		46,900	(20)	668	648	30	0
Pay	UKRPI	3.480	Maturity	01/15/2030		65,900	705	1,070	1,775	45	0
Pay	UKRPI	3.325	Maturity	08/15/2030		38,090	248	1,671	1,919	28	0
Pay	UKRPI	3.140	Maturity	04/15/2031		11,100	(1,176)	891	(285)	8	0
Pay	UKRPI	3.100	Maturity	06/15/2031		30,400	(3,623)	2,341	(1,282)	45	0
Pay	UKRPI	3.530	Maturity	10/15/2031		860	24	44	68	1	0
Pay	UKRPI	3.470	Maturity	09/15/2032		37,570	(12)	2,954	2,942	119	0
Pay	UKRPI	3.500	Maturity	09/15/2033		1,130	1	104	105	5	0
Pay	UKRPI	3.579	Maturity	10/15/2033		4,530	0	556	556	22	0
Pay	UKRPI	3.572	Maturity	05/15/2034		1,190	0	123	123	6	0
Receive	UKRPI	3.370	Maturity	01/15/2035		59,300	(252)	(2,555)	(2,807)	0	(359)
Receive	UKRPI	3.030	Maturity	03/15/2035		1,100	0	53	53	0	(6)
Pay	UKRPI	3.600	Maturity	06/15/2039		14,040	(2)	3,119	3,117	150	0

							$(13,634)	$60,828	$47,194	$6,954	$(1,843)

Total Swap Agreements							$(16,399)	$68,521	$52,122	$8,242	$(1,846)

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability(8)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1,980	$11,485	$8,242	$21,707	$(1,282)	$(10,461)	$(1,846)	$(13,589)

(k)	Securities with an aggregate market value of $77,495 and cash of $2,414 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $1 and liability of $(16) for closed futures is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2020	CNH	2,657	$	377	$2	$0
BOA	04/2020	BRL	38,790		7,462	0	(4)
	04/2020	GBP	120,782		155,736	5,712	0
	04/2020	ILS	3,739		1,027	0	(29)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2020	$		8,837		BRL	38,790	$0	$(1,372)
	06/2020		KRW	287,416	$		242	6	0
	06/2020	$		485		CNY	3,403	0	(5)
	07/2021		EUR	57	$		65	1	0
BPS	04/2020		DKK	22,575			3,377	42	0
	04/2020		EUR	609			678	6	0
	04/2020		GBP	3,173			3,885	0	(56)
	04/2020		JPY	110,000			1,077	54	0
	04/2020		NZD	87,199			55,116	3,085	0
	04/2020	$		16,155		EUR	14,459	1	(210)
	04/2020			9,339		GBP	7,956	543	0
	04/2020			9		ILS	34	0	0
	05/2020		EUR	2,464	$		2,705	0	(16)
	06/2020		IDR	229,821,416			15,964	2,047	0
	06/2020		PLN	436			112	7	0
BRC	04/2020		JPY	6,643,400			60,441	0	(1,344)
	06/2020		MXN	179,135			8,909	1,442	0
BSH	07/2020		BRL	16,885			3,992	761	0
	07/2020	$		3,709		BRL	18,823	0	(106)
CBK	04/2020		AUD	704	$		465	32	0
	04/2020		CAD	22,131			16,609	883	0
	04/2020		CLP	7,547,450			8,706	0	(118)
	04/2020		COP	525,283			154	25	0
	04/2020		EUR	104,252			114,292	0	(687)
	04/2020		GBP	3,277			3,815	0	(255)
	04/2020		ILS	109			30	0	(1)
	04/2020		NZD	2,977			1,882	106	0
	04/2020	$		15,696		CAD	22,131	30	0
	04/2020			10,801		EUR	9,770	93	(119)
	04/2020			3,916		GBP	3,228	94	0
	04/2020			1,451		JPY	159,800	35	0
	05/2020		CAD	22,131	$		15,701	0	(31)
	05/2020		PEN	16,987			5,002	61	0
	07/2020		BRL	1,938			464	93	0
DUB	04/2020			299			58	1	0
	04/2020	$		58		BRL	299	0	0
	05/2020			58			299	0	(1)
GLM	04/2020		BRL	38,491	$		8,586	1,178	0
	04/2020		RUB	621,066			8,632	718	0
	04/2020	$		44,773		AUD	73,494	434	0
	04/2020			7,404		BRL	38,491	4	0
	04/2020			118,406		DKK	817,000	2,290	0
	04/2020			25,489		RUB	1,574,130	0	(5,430)
	05/2020		AUD	73,494	$		44,780	0	(434)
	05/2020	$		12		RUB	932	0	0
	06/2020		TWD	10,201	$		342	1	0
	06/2020	$		9,285		CLP	7,432,122	0	(587)
	07/2020		DKK	817,000	$		118,845	0	(2,246)
	10/2022		EUR	38			44	0	0
HUS	04/2020		GBP	3,276			3,860	0	(209)
	04/2020		ILS	4,106			1,116	0	(44)
	04/2020		MXN	363,120			15,930	647	0
	04/2020		NZD	927			581	28	0
	04/2020	$		1,168		GBP	984	54	0
	06/2020		SGD	144	$		104	2	0
JPM	04/2020	$		19,016		EUR	17,021	0	(244)
	04/2020			3		ILS	12	0	0
	03/2021		EUR	75	$		84	1	0
	04/2021			69			78	1	0

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2021		EUR	74	$		83	$1	$0
	06/2021			65			74	1	0
	07/2021			12			13	0	0
	08/2021			73			82	1	0
	09/2021			70			79	1	0
	10/2021			76			86	1	0
	11/2021			78			89	1	0
	12/2021			85			97	1	0
	01/2022			39			44	0	0
	02/2022			36			40	0	0
	03/2022			38			43	0	0
	04/2022			36			41	0	0
	05/2022			35			40	0	0
	06/2022			34			38	0	0
	07/2022			35			39	0	0
	08/2022			35			40	0	0
	09/2022			35			39	0	0
	11/2022			38			44	0	0
	12/2022			41			46	0	0
MYI	04/2020		AUD	72,790			47,882	3,109	0
	04/2020		DKK	796,164			119,909	2,291	0
	04/2020	$		61,069		JPY	6,593,600	253	0
	05/2020		JPY	6,593,600	$		61,199	0	(222)
	01/2021		EUR	68			77	1	0
	02/2021			56			63	1	0
RBC	01/2021			13			14	0	0
	02/2021			11			13	0	0
SCX	04/2020		RUB	440,380			5,624	12	0
	04/2020	$		138,091		GBP	112,893	2,134	0
	05/2020		EUR	63,190	$		69,422	0	(358)
	05/2020		GBP	112,893			138,198	0	(2,125)
	06/2020	$		16,783		IDR	232,701,631	0	(2,692)
SSB	06/2020			201		INR	14,585	0	(12)
UAG	04/2020		RUB	492,787	$		7,756	1,476	0
	04/2020	$		53,959		NZD	91,103	402	0
	04/2020			12		RUB	979	0	0
	05/2020		NZD	91,103	$		53,947	0	(401)

Total Forward Foreign Currency Contracts								$30,206	$(19,358)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.066%	10/02/2020	557,100	$2,224	$8,204

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 04/01/2050	$60.000	04/08/2020	31,600	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2050	67.500	04/08/2020	25,100	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	72.500	04/08/2020	70,400	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	76.500	04/08/2020	270,900	10	0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 05/01/2050	72.000	05/06/2020	8,300	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 05/01/2050	75.000	05/06/2020	119,000	5	0

					$20	$0

Total Purchased Options					$2,244	$8,204

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC Fuel Co. December 2020 Futures «	$13.000	12/31/2020	35	$(59)	$(90)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	18	(24)	0
GST	Call - OTC Fuel Co. December 2020 Futures «	13.000	12/31/2020	60	(101)	(151)
	Call - OTC Fuel Co. December 2020 Futures «	14.500	12/31/2020	18	(41)	(63)
	Call - OTC QS Co. December 2020 Futures «	18.000	12/31/2020	9	(22)	(1)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	18	(25)	0
JPM	Call - TC QS Co. December 2020 Futures «	18.100	12/31/2020	33	(84)	(2)
	Call - OTC QS Co. December 2020 Futures «	20.000	12/31/2020	36	(61)	(1)

					$(417)	$(308)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000%	05/20/2020	11,500	$(46)	$(1,134)
BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	7,600	(4)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	7,600	(8)	(138)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	6,600	(7)	(115)
DUB	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	6,900	(8)	(111)
GST	Put - OTC CDX.HY-33 5-Year Index	Sell	102.000	06/17/2020	4,100	(26)	(423)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	7,300	(3)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	7,300	(6)	(133)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	9,700	(12)	(169)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	11,000	(8)	(92)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	8,700	(7)	(146)
MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	8,100	(10)	(130)

						$(145)	$(2,591)

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Floor - OTC CPURNSA	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021	85,000	$(863)	$0
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	311,400	(2,786)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	32,600	(421)	0
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	31,400	(1,429)	(11)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	40,600	(749)	(328)

						$(6,427)	$(339)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	08/27/2020	9,200	$(283)	$(464)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.302	10/02/2020	117,000	(2,223)	(7,246)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	5,900	(180)	(295)
MYC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	12,300	(404)	(611)

							$(3,090)	$(8,616)

Total Written Options							$(10,079)	$(11,854)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CBOT Wheat July Futures	$4.985	Maturity	06/26/2020	200,000	$0	$(127)	$0	$(127)
	Pay	CBOT Wheat May Futures	5.715	Maturity	04/24/2020	164,000	0	5	5	0
	Pay	CBOT Wheat May Futures	5.800	Maturity	04/24/2020	41,000	0	5	5	0
	Receive	EURMARGIN 2H20	5.250	Maturity	12/31/2020	9,000	0	(31)	0	(31)
	Pay	EURMARGIN 2Q20	8.230	Maturity	06/30/2020	109,800	546	(265)	281	0
	Receive	EURMARGIN 4Q20	6.100	Maturity	12/31/2020	6,900	(2)	(32)	0	(34)
	Receive	EURMARGIN CAL20	8.050	Maturity	12/31/2020	90,153	(1)	(414)	0	(415)
	Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	19,800	(29)	(33)	0	(62)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	EUROBOBCO 2Q20	$10.650	Maturity	06/30/2020	3,750	$0	$(62)	$0	$(62)
	Pay	EUROBOBCO 2Q20	10.700	Maturity	06/30/2020	1,800	0	30	30	0
	Receive	EUROBOBCO CAL21	5.900	Maturity	12/31/2021	6,000	0	(47)	0	(47)
	Receive	HOBR CAL21	14.100	Maturity	12/31/2021	6,000	0	(8)	0	(8)
CBK	Receive	HOBR CAL21	15.670	Maturity	12/31/2021	33,360	(13)	(82)	0	(95)
	Receive	KCBT Wheat July Futures	4.430	Maturity	06/26/2020	135,000	0	76	76	0
	Pay	MEHCO CAL20	1.100	Maturity	06/30/2020	3,000	0	22	22	0
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	27,000	2	(84)	0	(82)
	Pay	MEHDUB 1H20	1.180	Maturity	06/30/2020	8,700	1	72	73	0
	Receive	MEHMID CAL21	1.840	Maturity	12/31/2021	64,000	(1)	(58)	0	(59)
GST	Receive	CBOT Soybean Oil May Futures	29.630	Maturity	04/24/2020	4,560,000	0	(119)	0	(119)
	Pay	CBOT Wheat May Futures	5.350	Maturity	04/24/2020	725,000	0	(244)	0	(244)
	Pay	CBOT Wheat May Futures	5.428	Maturity	04/24/2020	45,000	0	(12)	0	(12)
	Pay	CBOT Wheat May Futures	5.450	Maturity	04/24/2020	245,000	0	(58)	0	(58)
	Pay	CBOT Wheat May Futures	5.483	Maturity	04/24/2020	150,000	0	(31)	0	(31)
	Pay	CBOT Wheat May Futures	5.490	Maturity	04/24/2020	300,000	0	(59)	0	(59)
	Pay	CBOT Wheat May Futures	5.540	Maturity	04/24/2020	100,000	0	(15)	0	(15)
	Pay	CBOT Wheat May Futures	5.545	Maturity	04/24/2020	150,000	0	(21)	0	(21)
	Pay	CBOT Wheat May Futures	5.553	Maturity	04/24/2020	120,000	0	(16)	0	(16)
	Receive	EBOBFUEL CAL20	21.600	Maturity	12/31/2020	19,800	0	(300)	0	(300)
	Pay	EURMARGIN 2Q20	4.000	Maturity	06/30/2020	12,000	0	(20)	0	(20)
	Pay	EURMARGIN 2Q20	8.650	Maturity	06/30/2020	6,300	0	19	19	0
	Receive	EURMARGIN 4Q20	5.950	Maturity	12/31/2020	4,200	0	(20)	0	(20)
	Receive	EURMARGIN CAL21	3.500	Maturity	12/31/2021	12,000	0	(6)	0	(6)
	Receive	EURMARGIN G0-Z0	6.750	Maturity	12/31/2020	66,600	0	(220)	0	(220)
	Receive	EUROBOBCO CAL20	6.150	Maturity	12/31/2020	9,000	0	(106)	0	(106)
	Receive	HOBR CAL21	14.080	Maturity	12/31/2021	6,000	0	(8)	0	(8)
	Pay	HOBR CAL21	17.320	Maturity	12/31/2021	34,800	0	156	156	0
	Pay	HOBR CAL21	17.470	Maturity	12/31/2021	24,000	0	111	111	0
	Receive	KCBT Wheat July Futures	0.568	Maturity	06/26/2020	205,000	0	(13)	0	(13)
	Receive	KCBT Wheat May Futures	4.768	Maturity	04/24/2020	130,000	0	21	21	0
	Receive	KCBT Wheat May Futures	4.780	Maturity	04/24/2020	100,000	0	15	15	0
	Receive	KCBT Wheat May Futures	4.788	Maturity	04/24/2020	130,000	0	19	19	0
	Pay	MEHDUB 1H20	1.100	Maturity	06/30/2020	2,700	0	22	22	0
	Receive	MEHDUB CAL20	0.750	Maturity	12/31/2020	5,400	0	(24)	0	(24)
JPM	Receive	CBOT Soybean Oil May Futures	31.290	Maturity	04/24/2020	4,500,000	0	(192)	0	(192)
	Pay	CBOT Wheat July Futures	4.980	Maturity	06/26/2020	140,000	0	(90)	0	(90)
	Pay	CBOT Wheat July Futures	5.615	Maturity	06/26/2020	75,000	0	0	0	0
	Pay	CBOT Wheat May Futures	5.478	Maturity	04/24/2020	70,000	0	(15)	0	(15)
	Pay	CBOT Wheat May Futures	5.641	Maturity	04/24/2020	145,000	0	(7)	0	(7)

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	EBOBFUEL CAL20	$21.950	Maturity	12/31/2020	15,300	$0	$(237)	$0	$(237)
	Pay	EURMARGIN 2Q20	4.900	Maturity	06/30/2020	15,600	4	(16)	0	(12)
	Pay	EURMARGIN 2Q20	8.350	Maturity	06/30/2020	13,200	0	35	35	0
	Receive	EURMARGIN CAL21	6.350	Maturity	12/31/2021	25,680	(38)	(48)	0	(86)
	Receive	EURMARGIN G0-Z0	6.900	Maturity	12/31/2020	33,147	0	(115)	0	(115)
	Receive	EUROBOBCO CAL20	6.800	Maturity	12/31/2020	18,000	(11)	(212)	0	(223)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	97,200	(432)	(500)	0	(932)
	Receive	HOBR CAL21	15.500	Maturity	12/31/2021	7,440	0	(20)	0	(20)
	Receive	KCBT Wheat May Futures	4.715	Maturity	04/24/2020	55,000	0	12	12	0
	Receive	KCBT Wheat May Futures	4.760	Maturity	04/24/2020	65,000	0	11	11	0
	Receive	KCBT Wheat May Futures	4.773	Maturity	04/24/2020	10,000	0	2	2	0
	Receive	KCBT Wheat May Futures	4.790	Maturity	04/24/2020	70,000	0	10	10	0
	Receive	KCBT Wheat May Futures	4.800	Maturity	04/24/2020	65,000	0	8	8	0
	Receive	LLSDUB CAL20	0.200	Maturity	12/31/2020	10,800	0	(62)	0	(62)
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	9,000	0	(27)	0	(27)
	Pay	MEHDUB 1H20	1.210	Maturity	06/30/2020	3,900	0	33	33	0
MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	15,300	0	(239)	0	(239)
	Pay	EURMARGIN 2Q20	2.600	Maturity	06/30/2020	3,420	(9)	(1)	0	(10)
	Receive	EURMARGIN CAL21	3.100	Maturity	12/31/2021	93,600	0	(11)	0	(11)
	Receive	EURMARGIN G0-Z0	7.230	Maturity	12/31/2020	69,300	0	(262)	0	(262)
	Receive	EUROBOBCO CAL20	6.700	Maturity	12/31/2020	9,000	0	(111)	0	(111)
	Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	67,200	(374)	(87)	0	(461)
	Receive	HOBR CAL21	16.250	Maturity	12/31/2021	12,000	0	(41)	0	(41)
	Receive	KCBT Wheat July Futures	4.406	Maturity	06/26/2020	150,000	0	88	88	0
	Receive	LLSDUB CAL20	0.300	Maturity	12/31/2020	5,400	0	(30)	0	(30)
	Receive	MEHCO CAL21	3.250	Maturity	12/31/2021	12,000	0	1	1	0
	Receive	MEHDUB CAL20	0.700	Maturity	12/31/2020	18,000	5	(86)	0	(81)
	Receive	MEHMID CAL21	1.100	Maturity	12/31/2021	13,200	0	(4)	0	(4)
MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	12,060	0	(181)	0	(181)
	Pay	EURMARGIN 2Q20	4.250	Maturity	06/30/2020	3,600	0	(5)	0	(5)
	Pay	EURMARGIN 2Q20	5.400	Maturity	06/30/2020	3,420	0	(1)	0	(1)
	Receive	EURMARGIN 4Q20	5.850	Maturity	12/31/2020	5,700	0	(27)	0	(27)
	Receive	EURMARGIN CAL21	3.000	Maturity	12/31/2021	3,600	0	0	0	0
	Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	10,200	0	(5)	0	(5)
	Receive	EURMARGIN CAL21	3.470	Maturity	12/31/2021	3,600	0	(2)	0	(2)
	Receive	EURMARGIN CAL21	3.550	Maturity	12/31/2021	4,800	0	(26)	0	(26)
	Receive	EURMARGIN G0-Z0	7.550	Maturity	12/31/2020	245,700	0	(1,008)	0	(1,008)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	18,000	0	(249)	0	(249)
	Receive	EUROBOBCO CAL21	4.970	Maturity	12/31/2021	7,200	0	(49)	0	(49)
	Receive	EUROBOBCO CAL21	5.250	Maturity	12/31/2021	1,200	0	(8)	0	(8)
	Receive	EUROBOBCO CAL21	5.350	Maturity	12/31/2021	12,000	0	(87)	0	(87)
	Receive	EUROBOBCO CAL21	5.600	Maturity	12/31/2021	10,800	0	(81)	0	(81)
	Receive	EUROBOBCO CAL21	5.750	Maturity	12/31/2021	6,000	0	(46)	0	(46)
	Receive	EUROBOBCO CAL21	5.800	Maturity	12/31/2021	8,400	0	(65)	0	(65)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	7,200	0	(69)	0	(69)
	Receive	HOBR CAL21	15.450	Maturity	12/31/2021	6,000	0	(16)	0	(16)
	Pay	MEHCO CAL20	1.150	Maturity	06/30/2020	3,000	0	22	22	0
	Receive	MEHCO CAL20	3.000	Maturity	12/31/2020	9,000	0	(28)	0	(28)
	Pay	MEHDUB 1H20	0.900	Maturity	06/30/2020	2,400	0	19	19	0
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	9,000	0	(44)	0	(44)
	Receive	NAPHTHACO CA21	7.000	Maturity	12/31/2021	12,000	0	(1)	0	(1)
	Receive	ULSDCO 2H20	10.620	Maturity	12/31/2020	15,000	0	0	0	0

							$(352)	$(6,132)	$1,096	$(7,580)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.998%	Annual	06/20/2028	ILS	10,600	$0	$337	$337	$0
BRC	Receive	3-Month ILS-TELBOR	0.374	Annual	06/20/2020		43,850	0	(40)	0	(40)
	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028		9,430	0	288	288	0
GLM	Receive	3-Month ILS-TELBOR	0.370	Annual	06/20/2020		33,870	3	(34)	0	(31)
	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028		17,060	(1)	457	456	0
	Pay	3-Month ILS-TELBOR	1.883	Annual	03/21/2028		860	0	21	21	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		7,240	0	230	230	0
HUS	Receive	3-Month ILS-TELBOR	0.370	Annual	06/20/2020		27,220	0	(25)	0	(25)
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		5,820	0	185	185	0
JPM	Receive	3-Month ILS-TELBOR	0.420	Annual	06/20/2020		41,810	0	(44)	0	(44)
	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028		8,920	0	301	301	0

								$2	$1,676	$1,818	$(140)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMTR Index	312,872	0.205% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$41,755	$0	$(480)	$0	$(480)
	Receive	BCOMTR1 Index(6)	2,817,369	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	138,928	0	(1,628)	0	(1,628)
	Pay	SPGCESTR Index	35,198	0.245% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	9,740	0	739	739	0
CBK	Receive	CIXBSTR3 Index	692,892	0.235% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	100,082	0	(1,034)	0	(1,034)
CIB	Receive	BCOMSK2 Index	202,946	0.200%	Monthly	02/16/2021	16,162	0	(2,010)	0	(2,010)
	Receive	PIMCODB Index(7)	721,305	0.000%	Monthly	02/16/2021	47,852	0	(638)	0	(638)
FBF	Receive	BCOMSK3 Index	207,661	0.180%	Monthly	02/16/2021	14,922	0	409	409	0
	Receive	BCOMTR Index	1,536,808	0.185% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	205,098	0	(2,359)	0	(2,359)
GST	Receive	BCOMF1TC Index(8)	1,476,664	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	298,613	0	1,069	1,069	0
	Pay	BCOMTR Index	67,819	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/16/2021	8,906	0	(41)	0	(41)
	Receive	BCOMTR1 Index(9)	1,106,492	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	158,885	0	(1,862)	0	(1,862)
	Receive	BCOMTR2 Index(10)	506,623	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	67,857	0	(740)	0	(740)
	Receive	CMDSKEWLS Index	140,790	0.250%	Monthly	02/16/2021	18,067	0	(1,853)	0	(1,853)
JPM	Receive	JMABFNJ2 Index	67,383	0.000%	Monthly	12/31/2020	5,894	0	0	0	0

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	BCOMTR Index	2,859,150	0.215% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/15/2021	$381,575	$3,672	$732	$4,404	$0
	Receive	JMABDEWE Index(11)	31,830	0.300%	Monthly	02/16/2021	34,009	0	235	235	0
	Receive	JMABFNC2 Index(12)	308,123	0.170%	Monthly	02/16/2021	100,957	0	1,548	1,548	0
	Receive	SPGCESTR Index	35,198	0.245% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	9,740	0	(739)	0	(739)
MAC	Receive	BCOMSK1 Index	197,591	0.170%	Monthly	02/16/2021	16,851	0	(39)	0	(39)
	Receive	BCOMSK4 Index	197,515	0.170%	Monthly	02/16/2021	13,860	0	(1,444)	0	(1,444)
	Pay	BCOMTR Index	229,229	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/16/2021	30,104	0	(140)	0	(140)
	Receive	BCOMTR1 Index(13)	1,215,042	0.215% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	78,147	0	(915)	0	(915)
	Receive	BCOMTR2 Index(14)	1,994,812	0.215% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	140,891	0	(1,488)	0	(1,488)
	Receive	PIMCODB Index	103,013	0.000%	Monthly	02/16/2021	6,780	0	(90)	0	(90)
MEI	Receive	BCOMTR Index	477,734	0.205% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	63,757	0	(734)	0	(734)
	Receive	BCOMTR1 Index(15)	367,733	0.205% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	39,101	0	(458)	0	(458)
	Receive	BCOMTR2 Index(16)	1,788,810	0.205% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	177,789	0	(2,135)	0	(2,135)
MYC	Receive	BCOMTR Index	182,334	0.195% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	24,334	0	(280)	0	(280)
	Receive	BCOMTR1 Index(17)	431,199	0.235% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	163,365	0	(1,915)	0	(1,915)
RBC	Receive	RBCAEC0T Index(18)	838,405	0.185% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	38,142	0	(443)	0	(443)
	Receive	RBCAECR1 Index	303,641	0.195% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	17,735	0	87	87	0
	Receive	RBCAECT0 Index	5,348,115	0.185% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	239,414	0	(2,831)	0	(2,831)
SOG	Receive	BCOMTR2 Index(19)	2,430,234	0.225% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	118,128	0	(1,248)	0	(1,248)
UAG	Receive	BCOMTR Index	300,310	0.165% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	40,079	0	(461)	0	(461)

								$3,672	$(23,186)	$8,491	$(28,005)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.720%	Maturity	04/16/2020	$16,500	$0	$276	$276	$0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.720%	Maturity	04/16/2020	50,000	0	(1,041)	0	(1,041)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.700%	Maturity	04/27/2020	21,400	0	181	181	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.940%	Maturity	05/21/2020	132,000	0	(2,023)	0	(2,023)
GLM	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.750%	Maturity	04/23/2020	48,100	0	(701)	0	(701)
JPM	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.710%	Maturity	04/15/2020	12,900	0	(24)	0	(24)
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	1.780%	Maturity	04/03/2020	75,000	0	(2,183)	0	(2,183)

								$0	$(5,515)	$457	$(5,972)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	GOLDLNPM Index(4)	1.960%	Maturity	05/12/2020	$2,893	$0	$0	$0	$0
	Receive	SLVRLND Index(4)	4.580	Maturity	05/12/2020	1,892	0	45	45	0
SOG	Pay	GOLDLNPM Index(4)	1.782	Maturity	06/08/2020	2,434	0	(10)	0	(10)
	Receive	SLVRLND Index(4)	4.410	Maturity	06/08/2020	1,548	0	50	50	0

							$0	$85	$95	$(10)

Total Swap Agreements							$3,322	$(33,072)	$11,957	$(41,707)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
BOA	5,719	0	337	6,056	(1,410)	(1,134)	0	(2,544)	3,512	(4,340)	(828)
BPS	5,785	0	1,517	7,302	(282)	(343)	(5,958)	(6,583)	719	(791)	(72)
BRC	1,442	0	288	1,730	(1,344)	0	(40)	(1,384)	346	(614)	(268)
BSH	761	0	0	761	(106)	0	0	(106)	655	(550)	105
CBK	1,452	0	171	1,623	(1,211)	0	(1,270)	(2,481)	(858)	972	114
CIB	0	0	0	0	0	0	(2,648)	(2,648)	(2,648)	2,585	(63)
DUB	1	0	0	1	(1)	(111)	0	(112)	(111)	64	(47)
FBF	0	0	409	409	0	0	(2,359)	(2,359)	(1,950)	1,101	(849)
GLM	4,625	0	707	5,332	(8,697)	(475)	(732)	(9,904)	(4,572)	3,393	(1,179)
GST	0	0	1,432	1,432	0	(1,178)	(5,788)	(6,966)	(5,534)	4,604	(930)

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
HUS	$731	$0	$185	$916	$(253)	$0	$(25)	$(278)	$638	$(980)	$(342)
JPM	9	8,204	6,599	14,812	(244)	(7,872)	(2,825)	(10,941)	3,871	(1,337)	2,534
MAC	0	0	89	89	0	0	(5,366)	(5,366)	(5,277)	4,353	(924)
MEI	0	0	0	0	0	0	(3,327)	(3,327)	(3,327)	2,423	(904)
MYC	0	0	86	86	0	(741)	(6,376)	(7,117)	(7,031)	(1,167)	(8,198)
MYI	5,655	0	0	5,655	(222)	0	0	(222)	5,433	(5,230)	203
RBC	0	0	87	87	0	0	(3,274)	(3,274)	(3,187)	2,192	(995)
SCX	2,146	0	0	2,146	(5,175)	0	0	(5,175)	(3,029)	2,701	(328)
SOG	0	0	50	50	0	0	(1,258)	(1,258)	(1,208)	821	(387)
SSB	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
UAG	1,878	0	0	1,878	(401)	0	(461)	(862)	1,016	(1,860)	(844)

Total Over the Counter	$30,206	$8,204	$11,957	$50,367	$(19,358)	$(11,854)	$(41,707)	$(72,919)

(m)

Securities with an aggregate market value of $34,206 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(4)	Variance Swap
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information.

(6)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.7%	$6,510
Arabica Coffee May 2020 Futures	3.4	4,770
Brent Crude July 2020 Futures	3.9	5,484
Copper May 2020 Futures	7.2	9,997
Corn May 2020 Futures	6.7	9,309
Cotton No. 02 May 2020 Futures	1.4	1,967
Gas Oil May 2020 Futures	1.6	2,232
Gold 100 oz. June 2020 Futures	17.9	24,879
Hard Red Winter Wheat May 2020 Futures	2.0	2,777
Lean Hogs June 2020 Futures	2.0	2,790
Live Cattle June 2020 Futures	3.8	5,268
New York Harbor ULSD May 2020 Futures	1.4	1,876
Nickel May 2020 Futures	2.9	4,078

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.9%	$10,919
RBOB Gasoline May 2020 Futures	1.0	1,391
Silver May 2020 Futures	3.8	5,237
Soybean Meal May 2020 Futures	4.5	6,332
Soybean Oil May 2020 Futures	2.9	4,058
Soybeans May 2020 Futures	6.9	9,527
Sugar No. 11 May 2020 Futures	3.0	4,156
Wheat May 2020 Futures	4.1	5,663
WTI Crude May 2020 Futures	3.4	4,715
Zinc May 2020 Futures	3.6	4,993

Total Long Futures Contracts		$138,928

Total Notional Amount		$138,928

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(7)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	1.3%	$643
Arabica Coffee September 2020 Futures	3.7	1,764
Brent Crude July 2020 Futures	8.3	3,972
Cocoa May 2020 Futures	0.5	216
Cocoa September 2020 Futures	0.8	371
Copper May 2020 Futures	1.1	535
Copper September 2020 Futures	3.7	1,779
Corn May 2020 Futures	0.9	446
Cotton No. 02 May 2020 Futures	0.4	173
Gas Oil May 2020 Futures	4.0	1,902
Gold 100 oz. August 2020 Futures	6.8	3,264
Gold 100 oz. June 2020 Futures	6.6	3,146
Hard Red Winter Wheat May 2020 Futures	0.6	268
Hard Red Winter Wheat September 2020 Futures	3.1	1,495
Lead September 2020 Futures	2.5	1,219
Lean Hogs August 2020 Futures	1.4	660
Live Cattle June 2020 Futures	1.1	521
New York Harbor ULSD May 2020 Futures	5.7	2,727
Nickel May 2020 Futures	1.6	750
Nickel September 2020 Futures	2.1	981

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	2.9%	$1,384
Platinum July 2020 Futures	3.7	1,748
RBOB Gasoline May 2020 Futures	5.6	2,665
RBOB Gasoline September 2020 Futures	0.7	320
Silver May 2020 Futures	7.4	3,545
Silver September 2020 Futures	5.2	2,470
Soybean Meal December 2020 Futures	3.1	1,495
Soybean Meal May 2020 Futures	1.3	628
Soybean Oil May 2020 Futures	1.3	628
Soybeans May 2020 Futures	0.5	269
Soybeans November 2020 Futures	7.1	3,408
Sugar No. 11 October 2020 Futures	2.0	950
Wheat May 2020 Futures	0.7	357
Wheat September 2020 Futures	3.4	1,690
WTI Crude May 2020 Futures	6.2	2,947
Zinc September 2020 Futures	0.8	401

Total Long Futures Contracts		$51,737

Cash	(8.1)%	$(3,885)

Total Notional Amount		$47,852

(8)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.6%	$13,801
Arabica Coffee May 2020 Futures	3.4	10,113
Brent Crude July 2020 Futures	3.9	11,626
Copper May 2020 Futures	7.1	21,194
Corn May 2020 Futures	6.6	19,735
Cotton No. 02 May 2020 Futures	1.4	4,169
Gas Oil July 2020 Futures	1.7	4,985
Gold 100 oz. June 2020 Futures	17.7	52,742
Hard Red Winter Wheat May 2020 Futures	2.0	5,888
Lean Hogs June 2020 Futures	2.0	5,915
Live Cattle June 2020 Futures	3.7	11,169
New York Harbor ULSD May 2020 Futures	1.3	3,976
Nickel May 2020 Futures	2.9	8,646

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas July 2022 Futures	9.0%	$26,987
RBOB Gasoline May 2020 Futures	1.0	2,948
Silver May 2020 Futures	3.7	11,102
Soybean Meal May 2020 Futures	4.5	13,423
Soybean Oil May 2020 Futures	2.9	8,603
Soybeans May 2020 Futures	6.8	20,197
Sugar No. 11 May 2020 Futures	3.0	8,810
Wheat May 2020 Futures	4.0	12,005
WTI Crude May 2020 Futures	3.3	9,994
Zinc May 2020 Futures	3.5	10,585

Total Long Futures Contracts		$298,613

Total Notional Amount		$298,613

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

(9)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.7%	$7,446
Arabica Coffee May 2020 Futures	3.4	5,456
Brent Crude July 2020 Futures	3.9	6,272
Copper May 2020 Futures	7.2	11,433
Corn May 2020 Futures	6.7	10,646
Cotton No. 02 May 2020 Futures	1.4	2,249
Gas Oil May 2020 Futures	1.6	2,553
Gold 100 oz. June 2020 Futures	17.9	28,453
Hard Red Winter Wheat May 2020 Futures	2.0	3,176
Lean Hogs June 2020 Futures	2.0	3,191
Live Cattle June 2020 Futures	3.8	6,025
New York Harbor ULSD May 2020 Futures	1.4	2,145
Nickel May 2020 Futures	2.9	4,664

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.9%	$12,488
RBOB Gasoline May 2020 Futures	1.0	1,590
Silver May 2020 Futures	3.8	5,989
Soybean Meal May 2020 Futures	4.6	7,241
Soybean Oil May 2020 Futures	2.9	4,641
Soybeans May 2020 Futures	6.8	10,896
Sugar No. 11 May 2020 Futures	3.0	4,753
Wheat May 2020 Futures	4.1	6,476
WTI Crude May 2020 Futures	3.4	5,392
Zinc May 2020 Futures	3.6	5,710

Total Long Futures Contracts		$158,885

Total Notional Amount		$158,885

(10)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.7%	$3,180
Arabica Coffee May 2020 Futures	3.4	2,330
Brent Crude July 2020 Futures	3.9	2,678
Copper May 2020 Futures	7.2	4,883
Corn May 2020 Futures	6.7	4,547
Cotton No. 02 May 2020 Futures	1.4	961
Gas Oil May 2020 Futures	1.6	1,090
Gold 100 oz. June 2020 Futures	17.9	12,152
Hard Red Winter Wheat May 2020 Futures	2.0	1,356
Lean Hogs June 2020 Futures	2.0	1,363
Live Cattle June 2020 Futures	3.8	2,573
New York Harbor ULSD May 2020 Futures	1.3	916
Nickel May 2020 Futures	2.9	1,992

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.9%	$5,333
RBOB Gasoline May 2020 Futures	1.0	679
Silver May 2020 Futures	3.8	2,558
Soybean Meal May 2020 Futures	4.6	3,093
Soybean Oil May 2020 Futures	2.9	1,982
Soybeans May 2020 Futures	6.9	4,653
Sugar No. 11 May 2020 Futures	3.0	2,030
Wheat May 2020 Futures	4.1	2,766
WTI Crude May 2020 Futures	3.4	2,303
Zinc May 2020 Futures	3.6	2,439

Total Long Futures Contracts		$67,857

Total Notional Amount		$67,857

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(11)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude June 2020 Futures	30.8%	$10,464
LME - Copper May 2022 Futures	7.3	2,467
Nickel May 2020 Futures	7.1	2,412
RBOB Gasoline May 2020 Futures	13.0	4,405
Soybean Meal May 2020 Futures	17.3	5,869
Soybeans May 2020 Futures	24.2	8,218

Total Long Futures Contracts		$33,835

Cash	99.8%	$33,954

		$67,789

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	(7.0)%	$(2,369)
Arabica Coffee May 2020 Futures	(3.7)	(1,245)
Cocoa May 2020 Futures	(3.6)	(1,237)
Corn May 2020 Futures	(17.5)	(5,933)
ICE - Natural Gas May 2020 Futures	(6.5)	(2,201)
Lean Hogs June 2020 Futures	(3.7)	(1,258)
New York Harbor ULSD May 2020 Futures	(26.6)	(9,043)
NYMEX - Natural Gas May 2022 Futures	(6.3)	(2,142)
Wheat May 2020 Futures	(17.5)	(5,934)
Zinc May 2020 Futures	(7.1)	(2,418)

Total Short Futures Contracts		$(33,780)

		$34,009

(12)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2020 Futures	10.1%	$10,163
Copper July 2020 Futures	9.7	9,808
Gas Oil July 2020 Futures	4.0	4,000
Gold 100 oz. August 2020 Futures	19.3	19,519
Lean Hogs July 2020 Futures	1.0	1,050
Live Cattle August 2020 Futures	2.2	2,271
New York Harbor ULSD July 2020 Futures	4.0	4,026
Nickel July 2020 Futures	10.1	10,156

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline July 2020 Futures	4.3%	$4,299
Silver July 2020 Futures	4.1	4,148
Soybean Meal July 2020 Futures	9.1	9,162
Soybeans July 2020 Futures	20.4	20,684
Sugar No. 11 July 2020 Futures	2.0	2,018

Total Long Futures Contracts		$101,304

Cash	(0.3)%	$(347)

Total Notional Amount		$100,957

(13)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.7%	$3,662
Arabica Coffee May 2020 Futures	3.4	2,683
Brent Crude July 2020 Futures	3.9	3,085
Copper May 2020 Futures	7.2	5,624
Corn May 2020 Futures	6.7	5,236
Cotton No. 02 May 2020 Futures	1.4	1,106
Gas Oil May 2020 Futures	1.6	1,256
Gold 100 oz. June 2020 Futures	17.9	13,994
Hard Red Winter Wheat May 2020 Futures	2.0	1,562
Lean Hogs June 2020 Futures	2.0	1,569
Live Cattle June 2020 Futures	3.8	2,963
New York Harbor ULSD May 2020 Futures	1.3	1,055
Nickel May 2020 Futures	2.9	2,294

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.9%	$6,142
RBOB Gasoline May 2020 Futures	1.0	782
Silver May 2020 Futures	3.8	2,946
Soybean Meal May 2020 Futures	4.6	3,562
Soybean Oil May 2020 Futures	2.9	2,283
Soybeans May 2020 Futures	6.9	5,359
Sugar No. 11 May 2020 Futures	3.0	2,338
Wheat May 2020 Futures	4.1	3,185
WTI Crude May 2020 Futures	3.4	2,652
Zinc May 2020 Futures	3.6	2,809

Total Long Futures Contracts		$78,147

Total Notional Amount		$78,147

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

(14)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.7%	$6,602
Arabica Coffee May 2020 Futures	3.4	4,838
Brent Crude July 2020 Futures	3.9	5,561
Copper May 2020 Futures	7.2	10,138
Corn May 2020 Futures	6.7	9,441
Cotton No. 02 May 2020 Futures	1.4	1,995
Gas Oil May 2020 Futures	1.6	2,264
Gold 100 oz. June 2020 Futures	17.9	25,230
Hard Red Winter Wheat May 2020 Futures	2.0	2,817
Lean Hogs June 2020 Futures	2.0	2,829
Live Cattle June 2020 Futures	3.8	5,343
New York Harbor ULSD May 2020 Futures	1.3	1,902
Nickel May 2020 Futures	2.9	4,136

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.9%	$11,073
RBOB Gasoline May 2020 Futures	1.0	1,410
Silver May 2020 Futures	3.8	5,311
Soybean Meal May 2020 Futures	4.6	6,421
Soybean Oil May 2020 Futures	2.9	4,116
Soybeans May 2020 Futures	6.9	9,662
Sugar No. 11 May 2020 Futures	3.0	4,215
Wheat May 2020 Futures	4.1	5,743
WTI Crude May 2020 Futures	3.4	4,781
Zinc May 2020 Futures	3.6	5,063

Total Long Futures Contracts		$140,891

Total Notional Amount		$140,891

(15)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.7%	$1,832
Arabica Coffee May 2020 Futures	3.4	1,343
Brent Crude July 2020 Futures	3.9	1,543
Copper May 2020 Futures	7.2	2,814
Corn May 2020 Futures	6.7	2,620
Cotton No. 02 May 2020 Futures	1.4	554
Gas Oil May 2020 Futures	1.6	628
Gold 100 oz. June 2020 Futures	17.9	7,002
Hard Red Winter Wheat May 2020 Futures	2.0	782
Lean Hogs June 2020 Futures	2.0	785
Live Cattle June 2020 Futures	3.8	1,483
New York Harbor ULSD May 2020 Futures	1.4	528
Nickel May 2020 Futures	2.9	1,148

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.9%	$3,073
RBOB Gasoline May 2020 Futures	1.0	391
Silver May 2020 Futures	3.8	1,474
Soybean Meal May 2020 Futures	4.6	1,782
Soybean Oil May 2020 Futures	2.9	1,142
Soybeans May 2020 Futures	6.8	2,681
Sugar No. 11 May 2020 Futures	3.0	1,170
Wheat May 2020 Futures	4.1	1,594
WTI Crude May 2020 Futures	3.4	1,327
Zinc May 2020 Futures	3.6	1,405

Total Long Futures Contracts		$39,101

Total Notional Amount		$39,101

(16)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.7%	$8,331
Arabica Coffee May 2020 Futures	3.4	6,105
Brent Crude July 2020 Futures	3.9	7,018
Copper May 2020 Futures	7.2	12,794
Corn May 2020 Futures	6.7	11,913
Cotton No. 02 May 2020 Futures	1.4	2,517
Gas Oil May 2020 Futures	1.6	2,857
Gold 100 oz. June 2020 Futures	17.9	31,838
Hard Red Winter Wheat May 2020 Futures	2.0	3,554
Lean Hogs June 2020 Futures	2.0	3,571
Live Cattle June 2020 Futures	3.8	6,742
New York Harbor ULSD May 2020 Futures	1.3	2,400
Nickel May 2020 Futures	2.9	5,219

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.9%	$13,973
RBOB Gasoline May 2020 Futures	1.0	1,780
Silver May 2020 Futures	3.8	6,702
Soybean Meal May 2020 Futures	4.6	8,103
Soybean Oil May 2020 Futures	2.9	5,193
Soybeans May 2020 Futures	6.9	12,192
Sugar No. 11 May 2020 Futures	3.0	5,318
Wheat May 2020 Futures	4.1	7,247
WTI Crude May 2020 Futures	3.4	6,033
Zinc May 2020 Futures	3.6	6,389

Total Long Futures Contracts		$177,789

Total Notional Amount		$177,789

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(17)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.7%	$7,655
Arabica Coffee May 2020 Futures	3.4	5,609
Brent Crude July 2020 Futures	3.9	6,448
Copper May 2020 Futures	7.2	11,756
Corn May 2020 Futures	6.7	10,946
Cotton No. 02 May 2020 Futures	1.4	2,313
Gas Oil May 2020 Futures	1.6	2,625
Gold 100 oz. June 2020 Futures	17.9	29,255
Hard Red Winter Wheat May 2020 Futures	2.0	3,266
Lean Hogs June 2020 Futures	2.0	3,281
Live Cattle June 2020 Futures	3.8	6,195
New York Harbor ULSD May 2020 Futures	1.3	2,206
Nickel May 2020 Futures	2.9	4,796

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.9%	$12,840
RBOB Gasoline May 2020 Futures	1.0	1,635
Silver May 2020 Futures	3.8	6,158
Soybean Meal May 2020 Futures	4.6	7,445
Soybean Oil May 2020 Futures	2.9	4,772
Soybeans May 2020 Futures	6.9	11,203
Sugar No. 11 May 2020 Futures	3.0	4,887
Wheat May 2020 Futures	4.1	6,659
WTI Crude May 2020 Futures	3.4	5,544
Zinc May 2020 Futures	3.6	5,871

Total Long Futures Contracts		$163,365

Total Notional Amount		$163,365

(18)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.7%	$1,787
Arabica Coffee May 2020 Futures	3.4	1,310
Brent Crude July 2020 Futures	3.9	1,505
Copper May 2020 Futures	7.2	2,745
Corn May 2020 Futures	6.7	2,556
Cotton No. 02 May 2020 Futures	1.4	540
Gas Oil May 2020 Futures	1.6	613
Gold 100 oz. June 2020 Futures	17.9	6,830
Hard Red Winter Wheat May 2020 Futures	2.0	762
Lean Hogs June 2020 Futures	2.0	766
Live Cattle June 2020 Futures	3.8	1,446
New York Harbor ULSD May 2020 Futures	1.4	515
Nickel May 2020 Futures	2.9	1,120

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.9%	2,998
RBOB Gasoline May 2020 Futures	1.0	382
Silver May 2020 Futures	3.8	1,438
Soybean Meal May 2020 Futures	4.5	1,738
Soybean Oil May 2020 Futures	2.9	1,114
Soybeans May 2020 Futures	6.9	2,616
Sugar No. 11 May 2020 Futures	3.0	1,141
Wheat May 2020 Futures	4.1	1,555
WTI Crude May 2020 Futures	3.4	1,294
Zinc May 2020 Futures	3.6	1,371

Total Long Futures Contracts		$38,142

Total Notional Amount		$38,142

(19)	The following table represents the individual positions within the total return swap as of March 31, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2022 Futures	4.7%	$5,536
Arabica Coffee May 2020 Futures	3.4	4,056
Brent Crude July 2020 Futures	3.9	4,663
Copper May 2020 Futures	7.2	8,500
Corn May 2020 Futures	6.7	7,915
Cotton No. 02 May 2020 Futures	1.4	1,672
Gas Oil May 2020 Futures	1.6	1,898
Gold 100 oz. June 2020 Futures	17.9	21,154
Hard Red Winter Wheat May 2020 Futures	2.0	2,362
Lean Hogs June 2020 Futures	2.0	2,372
Live Cattle June 2020 Futures	3.8	4,480
New York Harbor ULSD May 2020 Futures	1.4	1,595
Nickel May 2020 Futures	2.9	3,468

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas May 2022 Futures	7.9%	$9,284
RBOB Gasoline May 2020 Futures	1.0	1,182
Silver May 2020 Futures	3.8	4,453
Soybean Meal May 2020 Futures	4.6	5,384
Soybean Oil May 2020 Futures	2.9	3,451
Soybeans May 2020 Futures	6.8	8,101
Sugar No. 11 May 2020 Futures	3.0	3,534
Wheat May 2020 Futures	4.1	4,815
WTI Crude May 2020 Futures	3.4	4,008
Zinc May 2020 Futures	3.6	4,245

Total Long Futures Contracts		$118,128

Total Notional Amount		$118,128

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$945	$0	$0	$0	$1,035	$1,980
Futures	2,229	0	0	0	9,256	11,485
Swap Agreements	0	1,288	0	0	6,954	8,242

	$3,174	$1,288	$0	$0	$17,245	$21,707

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,206	$0	$30,206
Purchased Options	0	0	0	0	8,204	8,204
Swap Agreements	9,682	0	0	0	2,275	11,957

	$9,682	$0	$0	$30,206	$10,479	$50,367

	$12,856	$1,288	$0	$30,206	$27,724	$72,074

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,282	$0	$0	$0	$0	$1,282
Futures	2,322	0	0	0	8,139	10,461
Swap Agreements	0	3	0	0	1,843	1,846

	$3,604	$3	$0	$0	$9,982	$13,589

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,358	$0	$19,358
Written Options	308	2,591	0	0	8,955	11,854
Swap Agreements	35,595	0	0	0	6,112	41,707

	$35,903	$2,591	$0	$19,358	$15,067	$72,919

	$39,507	$2,594	$0	$19,358	$25,049	$86,508

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(1,151)	$0	$0	$0	$1,241	$90
Written Options	2,727	0	0	0	183	2,910
Futures	(41,999)	0	0	0	(83,499)	(125,498)
Swap Agreements	0	(60)	0	0	(85,631)	(85,691)

	$(40,423)	$(60)	$0	$0	$(167,706)	$(208,189)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,131	$0	$32,131
Purchased Options	0	(44)	0	(5)	21,548	21,499
Written Options	200	581	0	0	(14,486)	(13,705)
Swap Agreements	(955,762)	(1,257)	0	0	8,850	(948,169)

	$(955,562)	$(720)	$0	$32,126	$15,912	$(908,244)

	$(995,985)	$(780)	$0	$32,126	$(151,794)	$(1,116,433)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$909	$0	$0	$0	$23	$932
Written Options	64	0	0	0	(28)	36
Futures	(7,017)	0	0	0	(2,361)	(9,378)
Swap Agreements	0	7,801	0	0	66,252	74,053

	$(6,044)	$7,801	$0	$0	$63,886	$65,643

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,988	$0	$5,988
Purchased Options	0	35	0	0	4,136	4,171
Written Options	107	(2,618)	0	0	(5,313)	(7,824)
Swap Agreements	(981)	286	0	0	(3,596)	(4,291)

	$(874)	$(2,297)	$0	$5,988	$(4,773)	$(1,956)

	$(6,918)	$5,504	$0	$5,988	$59,113	$63,687

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$211,178	$0	$211,178
Industrials	0	13,787	0	13,787
Specialty Finance	0	6,062	0	6,062
Utilities	0	33,405	0	33,405
U.S. Government Agencies	0	637,212	0	637,212
U.S. Treasury Obligations	0	1,925,175	0	1,925,175
Non-Agency Mortgage-Backed Securities	0	143,337	0	143,337
Asset-Backed Securities	0	207,934	0	207,934
Sovereign Issues	0	431,636	0	431,636
Preferred Securities
Banking & Finance	0	5,305	0	5,305
Short-Term Instruments
Repurchase Agreements	0	95,381	0	95,381
Argentina Treasury Bills	0	611	24	635
U.S. Treasury Bills	0	175,745	0	175,745

	$0	$3,886,768	$24	$3,886,792

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$43,023	$0	$0	$43,023

Total Investments	$43,023	$3,886,768	$24	$3,929,815

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(2,116)	0	(2,116)
U.S. Treasury Obligations	0	(16,467)	0	(16,467)

	$0	$(18,583)	$0	$(18,583)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	12,429	9,277	0	21,706
Over the counter	0	50,367	0	50,367

	$12,429	$59,644	$0	$72,073

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11,727)	(1,846)	0	(13,573)
Over the counter	0	(72,611)	(308)	(72,919)

	$(11,727)	$(74,457)	$(308)	$(86,492)

Total Financial Derivative Instruments	$702	$(14,813)	$(308)	$(14,419)

Totals	$43,725	$3,853,372	$(284)	$3,896,813

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

ANNUAL REPORT	MARCH 31, 2020	63

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day

64	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2020

will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

ANNUAL REPORT	MARCH 31, 2020	65

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

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(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2020	67

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a

68	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2020

broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$111,433	$2,592,801	$(2,661,201)	$1	$(11)	$43,023	$1,001	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before

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Notes to Financial Statements (Cont.)

being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

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The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to

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Notes to Financial Statements (Cont.)

counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

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During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative

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Notes to Financial Statements (Cont.)

instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the

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Notes to Financial Statements (Cont.)

measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be

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Notes to Financial Statements (Cont.)

representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

ANNUAL REPORT	MARCH 31, 2020	81

Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management

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risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

ANNUAL REPORT	MARCH 31, 2020	83

Notes to Financial Statements (Cont.)

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising

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from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the

ANNUAL REPORT	MARCH 31, 2020	85

Notes to Financial Statements (Cont.)

unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2020	87

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2020	89

Notes to Financial Statements (Cont.)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2020, the amount was $7,137,521. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$508	$696,437

†	A zero balance may reflect actual amounts rounding to less than one thousand.

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2020

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$14,765,334	$18,041,201	$627,280	$631,442

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	135,691	$746,782	183,731		$1,152,442

I-2	25,712	141,174	49,733		322,734

I-3	262	1,250	1,251	(a)	8,032	(a)

Administrative Class	2,804	15,443	2,751		17,223

Class A	10,942	59,660	12,671		78,791

Class C	450	2,346	953		5,606

Class R	1,034	5,432	837		5,043

ANNUAL REPORT	MARCH 31, 2020	91

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Issued as reinvestment of distributions

Institutional Class	22,736	$128,971	41,148		$255,197

I-2	1,692	9,538	3,921		24,648

I-3	15	82	30	(a)	181	(a)

Administrative Class	298	1,654	547		3,354

Class A	1,775	9,804	3,253		19,783

Class C	142	747	335		1,937

Class R	177	954	304		1,805

Cost of shares redeemed

Institutional Class	(552,686)	(2,930,055)	(268,840)		(1,670,591)

I-2	(30,552)	(166,102)	(81,703)		(512,092)

I-3	(575)	(3,147)	(689	)(a)	(4,121	)(a)

Administrative Class	(4,654)	(25,991)	(6,134)		(38,470)

Class A	(23,873)	(131,777)	(30,670)		(188,451)

Class C	(3,170)	(16,697)	(3,439)		(19,777)

Class R	(1,850)	(9,876)	(2,106)		(12,650)

Net increase (decrease) resulting from Fund share transactions	(413,630)	$(2,159,808)	(92,116)		$(549,376)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on August 1, 2006, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary, LLC as of period end represented 24.7% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

92	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2020

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule

ANNUAL REPORT	MARCH 31, 2020	93

Notes to Financial Statements (Cont.)

on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Commodity RealReturn Strategy Fund®	$38,440	$0	$(45,136)	$0	$(705,825)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2020

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn Strategy Fund®	$151,985	$553,840

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommodityRealReturn Strategy Fund®	$3,963,566	$324,953	$(374,569)	$(49,616)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, sale/buyback transactions, treasury inflation protected securities deflationary (TIPS) ,unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, and straddle loss deferrals.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommodityRealReturn Strategy Fund®	$ 165,006	$0	$0	$334,768	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2020	95

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO CommodityRealReturn Strategy Fund®

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommodityRealReturn Strategy Fund® and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related consolidated statements of operations and cash flows for the year ended March 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MAC	Macquarie Bank Limited
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
BSH	Banco Santander S.A. - New York Branch	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CIB	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SOG	Societe Generale Paris
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	STR	State Street FICC Repo
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GRE	NatWest Markets Securities Inc.	UBS	UBS Securities LLC
GST	Goldman Sachs International

Currency Abbreviations:
ARS	Argentine Peso	ILS	Israeli Shekel
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	KRW	South Korean Won
CLP	Chilean Peso	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade
CMX	Commodity Exchange, Inc.	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter

ANNUAL REPORT	MARCH 31, 2020	97

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	HOBR	Heating Oil Brent Crude
BADLARPP	Argentina Badlar Floating Rate Notes	JMABDEWE	J.P. Morgan Custom Commodity Index
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	JMABFNC2	J.P. Morgan Custom Commodity Index
BCOMSK	Bloomberg Commodity Index	JMABFNJ2	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	LLS	Light Louisiana Sweet Crude
BRENT	Brent Crude	LLSDUB	Light Louisiana Sweet Crude Oil vs. Calendar Dubai
CDX.HY	Credit Derivatives Index - High Yield	MEHCO	Magellan East Houston WTI Crude Oil Options
CDX.IG	Credit Derivatives Index - Investment Grade	MEHDUB	Magellan East Houston WTI Crude Oil vs. Dubai Crude Oil
CIXBSTR3	Custom Commodity Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	NAPHTHACO	Naphtha (Platts) Crude Oil
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
CPTFEMU	Eurozone HICP ex-Tobacco Index	RBCAEC	Custom Commodity Forward Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SLVRLND	London Silver Market Fixing Ltd.
EBOBFUEL	Argus Eurobob Oxy Gasoline	SPGCESTR	S&P Goldman Sachs Commodity Enhanced Commodity Official Close Total Return Index
EURMARGIN	European Refined Margin	UKRPI	United Kingdom Retail Prices Index
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	ULSD	Ultra-Low Sulfur Diesel
FRCPXTOB	France Consumer Price ex-Tobacco Index	ULSDCO	Ultra-Low Sulfur Diesel Crude Oil
GOLDLNPM	London Gold Market Fixing Ltd. PM	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali	oz.	Ounce
CDO	Collateralized Debt Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TELBOR	Tel Aviv Inter-Bank Offered Rate
EURIBOR	Euro Interbank Offered Rate	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year

98	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO CommodityRealReturn Strategy Fund®	0%	0%	$26,087	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	99

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

100	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	101

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

102	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2020	103

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

104	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

ANNUAL REPORT	MARCH 31, 2020	105

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3012AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO Emerging Markets Local Currency and Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (cont)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

6	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Emerging Markets Local Currency and Bond Fund	12/29/06	12/29/06	05/30/08	04/27/18	07/31/07	07/31/07	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund

8	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Emerging Markets Local Currency and Bond Fund

Cumulative Return Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Markets Local Currency and Bond Fund Institutional Class	(9.48)%	(0.73)%	(0.29)%	2.19%
PIMCO Emerging Markets Local Currency and Bond Fund I-2	(9.57)%	(0.83)%	(0.39)%	2.09%
PIMCO Emerging Markets Local Currency and Bond Fund I-3	(9.61)%	(0.87)%	(0.44)%	2.04%
PIMCO Emerging Markets Local Currency and Bond Fund Class A	(9.84)%	(1.14)%	(0.72)%	1.75%
PIMCO Emerging Markets Local Currency and Bond Fund Class A (adjusted)	(13.21)%	(1.90)%	(1.09)%	1.46%
PIMCO Emerging Markets Local Currency and Bond Fund Class C	(10.52)%	(1.88)%	(1.46)%	1.00%
PIMCO Emerging Markets Local Currency and Bond Fund Class C (adjusted)	(11.37)%	(1.88)%	(1.46)%	1.00%
J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	(6.52)%	0.25%	0.49%	3.17%
Lipper Emerging Markets Local Currency Debt Funds Average	(8.42)%	(0.58)%	(0.37)%	2.20%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.94% for the Institutional Class shares, 1.04% for I-2 shares, 1.14% for I-3 shares, 1.34% for Class A shares, and 2.09% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Institutional Class - PELBX	I-2 - PELPX	I-3 - PELNX
Class A - PELAX	Class C - PELCX

Geographic Breakdown as of March 31, 2020†§

Short-Term Instruments‡	13.7%
United States	13.3%
South Africa	7.6%
Peru	7.3%
Russia	5.8%
Colombia	5.7%
Hungary	5.4%
Brazil	4.8%
Poland	4.1%
Thailand	3.8%
Malaysia	3.6%
Germany	2.1%
Turkey	2.0%
Dominican Republic	1.9%
Czech Republic	1.9%
Chile	1.9%
Mexico	1.8%
Romania	1.6%
United Kingdom	1.3%
Cayman Islands	1.2%
Argentina	1.2%
Ukraine	1.1%
Other	6.9%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Local Currency and Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Peruvian local interest rates contributed to relative performance as local yields fell.

»	Overweight exposure to Russian local interest rates contributed to relative performance as local yields fell.
»	Non-emerging market exposure for cash-backing purposes detracted from relative performance as spreads widened.

»	Tactical exposure to emerging market external debt detracted from relative performance as spreads widened.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO Emerging Markets Local Currency and Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$854.00	$9.27	$1,000.00	$1,015.00	$10.08	2.00%
I-2	1,000.00	853.50	9.73	1,000.00	1,014.50	10.58	2.10
I-3	1,000.00	853.30	9.96	1,000.00	1,014.25	10.83	2.15
Class A	1,000.00	852.20	11.11	1,000.00	1,013.00	12.08	2.40
Class C	1,000.00	849.00	14.56	1,000.00	1,009.25	15.82	3.15

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Benchmark Descriptions

Index*	Benchmark Description

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$6.70	$0.45	$(1.02)	$(0.57)	$0.00	$0.00	$(0.44)	$(0.44)

03/31/2019	7.83	0.41	(1.12)	(0.71)	0.00	0.00	(0.42)	(0.42)

03/31/2018	7.37	0.46	0.47	0.93	(0.30)	0.00	(0.17)	(0.47)

03/31/2017	7.21	0.41	0.16	0.57	(0.00)	0.00	(0.41)	(0.41)

03/31/2016	7.92	0.33	(0.68)	(0.35)	0.00	0.00	(0.36)	(0.36)

I-2

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

03/31/2019	7.83	0.41	(1.13)	(0.72)	0.00	0.00	(0.41)	(0.41)

03/31/2018	7.37	0.46	0.46	0.92	(0.29)	0.00	(0.17)	(0.46)

03/31/2017	7.21	0.40	0.17	0.57	(0.00)	0.00	(0.41)	(0.41)

03/31/2016	7.92	0.33	(0.69)	(0.36)	0.00	0.00	(0.35)	(0.35)

I-3

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

04/27/2018 - 03/31/2019	7.59	0.38	(0.90)	(0.52)	0.00	0.00	(0.37)	(0.37)

Class A

03/31/2020	6.70	0.42	(1.02)	(0.60)	0.00	0.00	(0.41)	(0.41)

03/31/2019	7.83	0.38	(1.12)	(0.74)	0.00	0.00	(0.39)	(0.39)

03/31/2018	7.37	0.44	0.46	0.90	(0.27)	0.00	(0.17)	(0.44)

03/31/2017	7.21	0.38	0.16	0.54	(0.00)	0.00	(0.38)	(0.38)

03/31/2016	7.92	0.30	(0.68)	(0.38)	0.00	0.00	(0.33)	(0.33)

Class C

03/31/2020	6.70	0.37	(1.02)	(0.65)	0.00	0.00	(0.36)	(0.36)

03/31/2019	7.83	0.33	(1.12)	(0.79)	0.00	0.00	(0.34)	(0.34)

03/31/2018	7.37	0.37	0.48	0.85	(0.22)	0.00	(0.17)	(0.39)

03/31/2017	7.21	0.32	0.17	0.49	(0.00)	0.00	(0.33)	(0.33)

03/31/2016	7.92	0.25	(0.69)	(0.44)	0.00	0.00	(0.27)	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.60%.

14	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.69	(9.48)%	$1,270,257	1.70%		1.70%		0.90%		0.90%		6.50%		197%

6.70	(9.02)	3,071,046	0.94		0.94		0.90		0.90		6.06		107

7.83	13.02	4,053,891	0.92		0.92		0.90		0.90		6.11		75

7.37	8.23	3,762,136	0.91		0.91		0.90		0.90		5.61		64

7.21	(4.30)	4,828,418	0.90		0.90		0.90		0.90		4.56		58

5.69	(9.57)	68,884	1.80		1.80		1.00		1.00		6.40		197

6.70	(9.11)	79,666	1.04		1.04		1.00		1.00		5.97		107

7.83	12.91	102,801	1.02		1.02		1.00		1.00		6.06		75

7.37	8.12	71,269	1.01		1.01		1.00		1.00		5.50		64

7.21	(4.40)	109,314	1.00		1.00		1.00		1.00		4.46		58

5.69	(9.61)	10,336	1.85		1.90		1.05		1.10		6.32		197

6.70	(6.76)	6,688	1.09	*	1.14	*	1.05	*	1.10	*	6.08	*	107

5.69	(9.84)	29,812	2.10		2.10		1.30		1.30		6.10		197

6.70	(9.38)	66,424	1.34		1.34		1.30		1.30		5.66		107

7.83	12.57	89,979	1.32		1.32		1.30		1.30		5.75		75

7.37	7.77	41,763	1.34	(d)	1.34	(d)	1.33	(d)	1.33	(d)	5.18		64

7.21	(4.73)	48,860	1.35		1.35		1.35		1.35		4.12		58

5.69	(10.52)	7,435	2.85		2.85		2.05		2.05		5.35		197

6.70	(10.06)	12,624	2.09		2.09		2.05		2.05		4.91		107

7.83	11.74	19,403	2.07		2.07		2.05		2.05		4.95		75

7.37	6.97	20,796	2.09	(d)	2.09	(d)	2.08	(d)	2.08	(d)	4.44		64

7.21	(5.45)	23,905	2.10		2.10		2.10		2.10		3.37		58

ANNUAL REPORT	MARCH 31, 2020	15

Statement of Assets and Liabilities PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$1,718,792
Investments in Affiliates	151,983

Financial Derivative Instruments
Exchange-traded or centrally cleared	8,137
Over the counter	99,913
Cash	40,826
Deposits with counterparty	35,272
Foreign currency, at value	23,714
Receivable for investments sold	47,920
Receivable for TBA investments sold	338,845
Receivable for Fund shares sold	4,652
Interest and/or dividends receivable	32,351
Dividends receivable from Affiliates	167
Reimbursement receivable from PIMCO	1

Total Assets	2,502,573

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$455,793

Financial Derivative Instruments
Exchange-traded or centrally cleared	7,733
Over the counter	134,655
Payable for investments purchased	148,659
Payable for investments in Affiliates purchased	132
Payable for TBA investments purchased	337,271
Deposits from counterparty	26,202
Payable for Fund shares redeemed	3,120
Distributions payable	835
Accrued investment advisory fees	574
Accrued supervisory and administrative fees	588
Accrued distribution fees	5
Accrued servicing fees	9
Accrued taxes payable	102
Other liabilities	171

Total Liabilities	1,115,849

Net Assets	$1,386,724

Net Assets Consist of:

Paid in capital	$1,901,115
Distributable earnings (accumulated loss)	(514,391)

Net Assets	$1,386,724

Cost of investments in securities	$2,039,181
Cost of investments in Affiliates	$152,002
Cost of foreign currency held	$23,890
Cost or premiums of financial derivative instruments, net	$2,896

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$1,270,257
I-2	68,884
I-3	10,336
Class A	29,812
Class C	7,435

Shares Issued and Outstanding:

Institutional Class	223,075
I-2	12,096
I-3	1,816
Class A	5,235
Class C	1,306

Net Asset Value Per Share Outstanding(a):

Institutional Class	$5.69
I-2	5.69
I-3	5.69
Class A	5.69
Class C	5.69

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	17

Statement of Operations PIMCO Emerging Markets Local Currency and Bond Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$173,699
Dividends	7
Dividends from Investments in Affiliates	2,069
Miscellaneous income	6
Total Income	175,781

Expenses:

Investment advisory fees	9,667
Supervisory and administrative fees	9,855
Distribution fees - Class C	82
Servicing fees - Class A	110
Servicing fees - Class C	27
Trustee fees	15
Interest expense	17,223
Miscellaneous expense	1
Total Expenses	36,980
Waiver and/or Reimbursement by PIMCO	(5)
Net Expenses	36,975

Net Investment Income (Loss)	138,806

Net Realized Gain (Loss):

Investments in securities	(288,641)
Investments in Affiliates	(1,582)
Exchange-traded or centrally cleared financial derivative instruments	1,698
Over the counter financial derivative instruments	(9,845)
Short sales	34,499
Foreign currency	(19,428)

Net Realized Gain (Loss)	(283,299)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	69,954
Investments in Affiliates	(19)
Exchange-traded or centrally cleared financial derivative instruments	(8,321)
Over the counter financial derivative instruments	(33,462)
Short sales	(672)
Foreign currency assets and liabilities	16,761

Net Change in Unrealized Appreciation (Depreciation)	44,241

Net Increase (Decrease) in Net Assets Resulting from Operations	$(100,252)

* Foreign tax withholdings	$1,794

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$138,806	$215,505
Net realized gain (loss)	(283,299)	(381,914)
Net change in unrealized appreciation (depreciation)	44,241	(222,387)

Net Increase (Decrease) in Net Assets Resulting from Operations	(100,252)	(388,796)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	0	0
I-2	0	0
I-3	0	0	(a)
Administrative Class	N/A	0	(b)
Class A	0	0
Class C	0	0

Tax basis return of capital
Institutional Class	(127,092)	(208,924)
I-2	(5,296)	(4,431)
I-3	(640)	(96	)(a)
Administrative Class	N/A	(124	)(b)
Class A	(2,608)	(4,348)
Class C	(570)	(714)

Total Distributions(c)	(136,206)	(218,637)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,613,266)	(426,447)

Total Increase (Decrease) in Net Assets	(1,849,724)	(1,033,880)

Net Assets:

Beginning of year	3,236,448	4,270,328
End of year	$1,386,724	$3,236,448

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	19

Statement of Cash Flows PIMCO Emerging Markets Local Currency and Bond Fund

Year Ended March 31, 2020 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(100,252)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(5,060,261)
Proceeds from sales of long-term securities	6,153,416
(Purchases) Proceeds from sales of short-term portfolio investments, net	142,508
(Increase) decrease in deposits with counterparty	(17,150)
(Increase) decrease in receivable for investments sold	(316,201)
(Increase) decrease in interest and/or dividends receivable	27,016
(Increase) decrease in dividends receivable from Affiliates	(14)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(8,230)
Proceeds from (Payments on) over the counter financial derivative instruments	(9,770)
Increase (decrease) in payable for investments purchased	241,529
Increase (decrease) in payable for unfunded loan commitments	(4,500)
Increase (decrease) in deposits from counterparty	(4,169)
Increase (decrease) in accrued investment advisory fees	(689)
Increase (decrease) in accrued supervisory and administrative fees	(693)
Increase (decrease) in accrued distribution fees	(3)
Increase (decrease) in accrued servicing fees	(8)
Proceeds from (Payments on) short sales transactions, net	25,464
Proceeds from (Payments on) foreign currency transactions	(22,152)
Increase (decrease) in other liabilities	(1,103)
Net Realized (Gain) Loss
Investments in securities	288,641
Investments in Affiliates	1,582
Exchange-traded or centrally cleared financial derivative instruments	(1,698)
Over the counter financial derivative instruments	9,845
Short sales	(34,499)
Foreign currency	19,428
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(69,954)
Investments in Affiliates	19
Exchange-traded or centrally cleared financial derivative instruments	8,321
Over the counter financial derivative instruments	33,462
Short sales	672
Foreign currency assets and liabilities	(16,761)
Net amortization (accretion) on investments	(14,958)
Net Cash Provided by (Used for) Operating Activities	1,268,838

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	366,066
Payments on shares redeemed	(2,097,255)
Cash distributions paid*	(14,007)
Proceeds from reverse repurchase agreements	6,643,763
Payments on reverse repurchase agreements	(6,168,485)
Net Cash Received from (Used for) Financing Activities	(1,269,918)

Net Increase (Decrease) in Cash and Foreign Currency	(1,080)

Cash and Foreign Currency:

Beginning of year	65,620
End of year	$64,540
* Reinvestment of distributions	$122,522

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$17,372
Non Cash Payment in Kind	$19

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.9%

ARGENTINA 1.6%

CORPORATE BONDS & NOTES 0.1%

Pan American Energy LLC
30.362% (BADLARPP) due 11/20/2020 «~	ARS	49,390	$557

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~		52,700	600

			1,157

SOVEREIGN ISSUES 1.5%

Argentina Government International Bond
1.000% due 08/05/2021 (g)		134,427	925
2.250% due 04/28/2020 (g)(j)		903,895	7,709
15.500% due 10/17/2026		309,290	1,292
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~(j)		300,277	2,281
38.039% (ARLLMONP) due 06/21/2020 ~		17,540	127
42.781% (BADLARPP) due 10/04/2022 ~		45,806	565

Autonomous City of Buenos Aires Argentina
32.413% due 03/29/2024 ~		349,495	2,888
33.938% (BADLARPP + 3.750%) due 02/22/2028 ~		128,290	983
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		178,120	1,657

Provincia de Buenos Aires
33.929% due 05/31/2022 •		353,154	2,101

			20,528

Total Argentina (Cost $50,674)			21,685

BRAZIL 6.5%

CORPORATE BONDS & NOTES 4.9%

Banco Bradesco S.A.
3.200% due 01/27/2025		$3,700	3,390

Banco BTG Pactual S.A.
4.500% due 01/10/2025		4,900	4,312

Banco do Brasil S.A.
4.625% due 01/15/2025		2,900	2,828
4.750% due 03/20/2024		3,200	3,127
4.875% due 04/19/2023		4,100	4,044

Banco Votorantim S.A.
4.000% due 09/24/2022		5,100	4,952
4.500% due 09/24/2024		2,200	1,987

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		320	324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		$2,600	$2,315
4.625% due 02/04/2030		2,100	1,868

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		700	602

Itau Unibanco Holding S.A.
4.500% due 11/21/2029 •(i)		8,900	8,121

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (e)(h)		1,580	17

Petrobras Global Finance BV
8.750% due 05/23/2026		823	893

Rede D’or Finance SARL
4.500% due 01/22/2030		8,900	7,768

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	103,200	20,953

			67,501

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$22,700	22,755

SOVEREIGN ISSUES 0.0%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2024 (e)	BRL	3,100	476

Total Brazil (Cost $104,781)			90,732

CAYMAN ISLANDS 1.7%

ASSET-BACKED SECURITIES 0.5%

Garanti Diversified Payment Rights Finance Co.
4.550% due 10/09/2021 «•		$7,408	7,381

CONVERTIBLE BONDS & NOTES 0.3%

China Evergrande Group
4.250% due 02/14/2023	HKD	39,000	4,052

CORPORATE BONDS & NOTES 0.9%

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		$5,300	4,107

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		200	170

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		862	283

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,741	1,401

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	21

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ronshine China Holdings Ltd.
8.100% due 06/09/2023		$800	$730
8.750% due 10/25/2022		700	660

Sunac China Holdings Ltd.
7.875% due 02/15/2022		4,800	4,608

			11,959

Total Cayman Islands (Cost $26,573)			23,392

CHILE 2.6%

CORPORATE BONDS & NOTES 0.1%

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027		$1,000	911

SOVEREIGN ISSUES 2.5%

Bonos de la Tesoreria de la Republica
4.500% due 10/15/2023	CLP	2,001,307	2,748

Bonos de la Tesoreria de la Republica en pesos
4.500% due 03/01/2026		620,000	793
4.700% due 09/01/2030 (j)		8,300,000	10,640
5.000% due 03/01/2035 (j)		5,055,000	6,589
6.000% due 01/01/2043 (j)		9,175,000	13,771

			34,541

Total Chile (Cost $45,804)			35,452

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%

New Metro Global Ltd.
7.500% due 12/16/2021		$1,700	1,606

Total China (Cost $1,744)			1,606

COLOMBIA 7.7%

CORPORATE BONDS & NOTES 1.5%

Banco Davivienda S.A.
7.500% due 10/24/2022	COP	27,700,000	7,118

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024		2,432,000	581
8.375% due 11/08/2027		56,677,000	12,767

			20,466

SOVEREIGN ISSUES 6.2%

Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	5,820

Colombia Government International Bond
4.375% due 03/21/2023		1,580,000	371

Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		22,238,000	5,442

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Republic of Colombia
6.000% due 04/28/2028	COP	59,217,700	$13,630
7.000% due 05/04/2022		67,407,000	17,051
7.000% due 06/30/2032		45,007,100	11,048
7.750% due 09/18/2030		127,351,300	32,655

			86,017

Total Colombia (Cost $134,212)			106,483

CZECH REPUBLIC 2.6%

SOVEREIGN ISSUES 2.6%

Czech Republic Government International Bond
0.950% due 05/15/2030 (j)	CZK	520,620	20,329
1.200% due 03/13/2031 (j)		75,300	2,958
2.400% due 09/17/2025 (j)		292,900	12,509

Total Czech Republic (Cost $37,727)			35,796

DOMINICAN REPUBLIC 2.6%

SOVEREIGN ISSUES 2.6%

Dominican Republic International Bond
8.900% due 02/15/2023 (j)	DOP	152,300	2,638
9.750% due 06/05/2026 (j)		884,300	14,295
10.500% due 04/07/2023		86,200	1,587
10.750% due 08/11/2028		306,800	5,510
12.000% due 03/05/2032		687,600	12,550

Total Dominican Republic (Cost $44,207)			36,580

EGYPT 0.2%

SOVEREIGN ISSUES 0.2%

Egypt Government International Bond
4.750% due 04/16/2026	EUR	2,300	2,185
6.125% due 01/31/2022		$1,200	1,160

Total Egypt (Cost $3,941)			3,345

EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%

El Salvador Government International Bond
7.750% due 01/24/2023		$1,800	1,762

Total El Salvador (Cost $1,939)			1,762

22	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 2.8%

CORPORATE BONDS & NOTES 2.8%

Deutsche Bank AG
6.680% due 01/23/2025	IDR	667,100,000	$38,957

Total Germany (Cost $49,516)			38,957

GHANA 0.9%

SOVEREIGN ISSUES 0.9%

Republic of Ghana Government Bonds
17.600% due 11/28/2022	GHS	13,500	2,154
19.500% due 10/18/2021		10,000	1,711
20.750% due 01/16/2023		50,000	8,610

Total Ghana (Cost $13,397)			12,475

HONG KONG 1.3%

CORPORATE BONDS & NOTES 1.3%

Horse Gallop Finance Ltd.
3.250% due 05/30/2022 (j)		$4,900	5,086

Huarong Finance Co. Ltd.
3.250% due 06/03/2021 (j)		4,900	4,954
3.625% due 11/22/2021 (j)		7,200	7,354

Total Hong Kong (Cost $17,068)			17,394

HUNGARY 7.2%

SOVEREIGN ISSUES 7.2%

Hungary Government International Bond
1.500% due 08/24/2022 (j)	HUF	9,453,700	29,078
2.500% due 10/24/2024 (j)		4,341,200	13,852
2.750% due 12/22/2026 (j)		13,796,800	44,399
3.000% due 06/26/2024 (j)		3,959,500	12,868

Total Hungary (Cost $110,692)			100,197

INDIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Muthoot Finance Ltd.
4.400% due 09/02/2023		$3,700	2,921

Shriram Transport Finance Co. Ltd.
5.700% due 02/27/2022		4,700	3,573

Total India (Cost $8,483)			6,494

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 1.1%

CORPORATE BONDS & NOTES 0.7%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021 (j)		$1,100	$1,108

Jasa Marga Persero Tbk PT
7.500% due 12/11/2020	IDR	141,620,000	8,616

			9,724

SOVEREIGN ISSUES 0.4%

Indonesia Government International Bond
7.500% due 06/15/2035		46,245,000	2,668
8.375% due 04/15/2039		41,868,000	2,548

			5,216

Total Indonesia (Cost $16,809)			14,940

IRELAND 0.1%

CORPORATE BONDS & NOTES 0.1%

AIB Group PLC
4.750% due 10/12/2023 (j)		$1,200	1,190

GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	200	219

GE Capital UK Funding Unlimited Co.
5.875% due 11/04/2020	GBP	100	126

Total Ireland (Cost $1,612)			1,535

ITALY 0.3%

CORPORATE BONDS & NOTES 0.3%

Banca Carige SpA
1.085% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	3,700	4,037

Total Italy (Cost $4,117)			4,037

JERSEY, CHANNEL ISLANDS 0.4%

ASSET-BACKED SECURITIES 0.4%

ARTS Ltd.
2.521% due 09/15/2021 «•		$5,815	5,748

Total Jersey, Channel Islands (Cost $5,770)			5,748

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KAZAKHSTAN 0.5%

CORPORATE BONDS & NOTES 0.5%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,235,500	$6,862

Total Kazakhstan (Cost $9,833)			6,862

LUXEMBOURG 0.7%

CORPORATE BONDS & NOTES 0.7%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)		$1,477	591
10.000% due 11/09/2024 ^«(a)(b)		216	5

Gazprom OAO Via Gaz Capital S.A.
5.338% due 09/25/2020 (j)	GBP	6,951	8,665

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(b)		$201	0

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		200	199

Total Luxembourg (Cost $10,354)			9,460

MALAYSIA 4.8%

SOVEREIGN ISSUES 4.8%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	68,900	16,226
3.733% due 06/15/2028		15,900	3,751
3.757% due 05/22/2040		2,150	485
3.828% due 07/05/2034		14,370	3,393
3.844% due 04/15/2033		1,070	251
3.885% due 08/15/2029		31,200	7,538
3.899% due 11/16/2027		20,000	4,803
3.955% due 09/15/2025		55,100	13,308
4.254% due 05/31/2035		5,300	1,274
4.642% due 11/07/2033		1,290	326
4.736% due 03/15/2046		960	242
4.921% due 07/06/2048		8,453	2,216
4.935% due 09/30/2043		1,610	416

Malaysia Government Investment Issue
4.638% due 11/15/2049		3,774	940
4.724% due 06/15/2033		43,688	11,032
4.895% due 05/08/2047		2,900	760

Total Malaysia (Cost $70,028)			66,961

MAURITIUS 0.4%

CORPORATE BONDS & NOTES 0.4%

Azure Power Energy Ltd.
5.500% due 11/03/2022		$1,200	1,106

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		3,000	2,520

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.950% due 07/29/2026		$1,800	$1,494

Total Mauritius (Cost $6,018)			5,120

MEXICO 2.4%
		SHARES
COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «(c)		742,577	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 2.4%

America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	341,100	13,529
8.460% due 12/18/2036		122,900	4,459

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(b)		$1,200	0

Petroleos Mexicanos
7.190% due 09/12/2024	MXN	440,500	14,855

			32,843

SOVEREIGN ISSUES 0.0%

Mexico Government International Bond
8.500% due 05/31/2029		6,300	291

Total Mexico (Cost $74,352)			33,134

MONGOLIA 0.2%

SOVEREIGN ISSUES 0.2%

Mongolia Government International Bond
5.625% due 05/01/2023		$2,900	2,610

Total Mongolia (Cost $2,966)			2,610

NETHERLANDS 0.7%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	344	374

CORPORATE BONDS & NOTES 0.7%

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)		600	635

ING Bank NV
0.000% due 07/09/2020 (e)		$8,000	7,815

Prosus NV
3.680% due 01/21/2030 (j)		1,200	1,090

			9,540

Total Netherlands (Cost $10,168)			9,914

24	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NIGERIA 0.3%

SOVEREIGN ISSUES 0.3%

Nigeria Government International Bond
6.375% due 07/12/2023		$3,100	$2,591
7.625% due 11/21/2025		1,800	1,406

Total Nigeria (Cost $5,219)			3,997

PERU 9.9%

CORPORATE BONDS & NOTES 1.2%

Alicorp SAA
6.875% due 04/17/2027	PEN	26,100	7,624

Banco de Credito del Peru
4.650% due 09/17/2024		19,300	5,694
4.850% due 10/30/2020		9,046	2,650

			15,968

SOVEREIGN ISSUES 8.7%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		49,900	15,521

Peru Government International Bond
5.400% due 08/12/2034 (j)		7,200	2,107
5.940% due 02/12/2029		4,600	1,435
6.150% due 08/12/2032 (j)		4,000	1,259
6.350% due 08/12/2028 (j)		119,100	38,496
6.350% due 08/12/2028		2,500	808
6.950% due 08/12/2031 (j)		47,800	16,193
8.200% due 08/12/2026 (j)		120,600	43,880
8.200% due 08/12/2026		2,200	800

			120,499

Total Peru (Cost $134,616)			136,467

PHILIPPINES 0.6%

SOVEREIGN ISSUES 0.6%

Philippines Government International Bond
3.900% due 11/26/2022	PHP	432,000	8,434

Total Philippines (Cost $10,519)			8,434

POLAND 5.5%

SOVEREIGN ISSUES 5.5%

Poland Government International Bond
2.500% due 07/25/2026 (j)	PLN	89,100	22,966
2.500% due 07/25/2027 (j)		118,246	30,428
2.750% due 10/25/2029 (j)		86,400	22,877

Total Poland (Cost $74,036)			76,271

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.0%
Total Qatar (Cost $(90))			0

ROMANIA 2.1%

SOVEREIGN ISSUES 2.1%

Romania Government International Bond
4.150% due 01/26/2028	RON	18,800	$4,153
4.500% due 06/17/2024		100,500	23,296
5.000% due 02/12/2029		10,300	2,331

Total Romania (Cost $30,924)			29,780

RUSSIA 7.8%

SOVEREIGN ISSUES 7.8%

Russia Government International Bond
7.250% due 05/10/2034	RUB	475,700	6,332
7.650% due 04/10/2030		1,420,300	19,397
7.700% due 03/23/2033		2,304,300	31,811
7.950% due 10/07/2026		2,193,400	29,969
8.500% due 09/17/2031		1,468,500	21,376

Total Russia (Cost $127,193)			108,885

SENEGAL 0.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Republic of Senegal
3.000% (EUR003M + 3.000%) due 06/03/2020 «~	EUR	6,900	7,438

Total Senegal (Cost $7,617)			7,438

SOUTH AFRICA 10.3%

CORPORATE BONDS & NOTES 1.1%

Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (e)	ZAR	140,400	2,446
0.000% due 12/31/2032 (e)		352,000	2,361
5.750% due 01/26/2021		$3,100	2,650
7.850% due 04/02/2026	ZAR	152,000	7,188

Transnet SOC Ltd.
10.000% due 03/30/2029		10,500	549

			15,194

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

Eskom Holdings SOC Ltd.
4.663% (LIBOR03M + 2.900%) due 07/07/2021 «~		$22,500	22,685

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.6%

South Africa Government International Bond
6.250% due 03/31/2036	ZAR	35,100	$1,205
7.000% due 02/28/2031		137,327	5,676
8.000% due 01/31/2030 (j)		670,750	30,942
8.250% due 03/31/2032		465,400	20,762
8.500% due 01/31/2037		423,300	18,094
8.750% due 01/31/2044		96,300	4,089
8.875% due 02/28/2035		348,400	15,721
9.000% due 01/31/2040 (j)		61,900	2,734
10.500% due 12/21/2026		103,900	5,986

			105,209

Total South Africa (Cost $211,301)			143,088

SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%

Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	700	432

Total South Korea (Cost $566)			432

SPAIN 0.1%

SOVEREIGN ISSUES 0.1%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	850	995

Total Spain (Cost $975)			995

THAILAND 5.1%

SOVEREIGN ISSUES 5.1%

Thailand Government International Bond
1.600% due 12/17/2029 (j)	THB	547,300	16,991
2.875% due 06/17/2046 (j)		23,000	792
3.300% due 06/17/2038 (j)		590,200	21,992
3.400% due 06/17/2036 (j)		48,900	1,820
3.600% due 06/17/2067 (j)		41,500	1,670
3.650% due 06/20/2031 (j)		173,900	6,389
3.775% due 06/25/2032 (j)		464,050	17,475
4.000% due 06/17/2066 (j)		5,000	217
4.675% due 06/29/2044 (j)		68,700	3,024

Total Thailand (Cost $74,175)			70,370

TURKEY 2.7%

CORPORATE BONDS & NOTES 0.0%

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		$200	195

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.7%

Turkey Government International Bond
10.400% due 03/20/2024	TRY	64,500	$9,031
11.000% due 02/24/2027		198,900	27,366
12.400% due 03/08/2028		4,600	672

			37,069

Total Turkey (Cost $51,251)			37,264

UKRAINE 1.6%

SOVEREIGN ISSUES 1.6%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$10,300	7,628
6.750% due 06/20/2026	EUR	2,700	2,656
7.750% due 09/01/2020		$1,000	984
7.750% due 09/01/2021		4,200	4,056
7.750% due 09/01/2022		6,600	6,278

Total Ukraine (Cost $22,503)			21,602

UNITED KINGDOM 1.8%

CORPORATE BONDS & NOTES 0.2%

Ukraine Railways Via Shortline PLC
9.875% due 09/15/2021		$570	539

Ukreximbank Via Biz Finance PLC
16.500% due 03/02/2021	UAH	58,100	1,956

			2,495

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	8,224	10,004

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)		0	275
1.322% due 12/21/2049 •		7,343	9,018
2.022% due 12/21/2049 •		868	1,065
2.522% due 12/21/2049 •		434	533
3.022% due 12/21/2049 •		248	304
3.522% due 12/21/2049 •		248	300

			21,499

Total United Kingdom (Cost $25,940)			23,994

UNITED STATES 17.8%

ASSET-BACKED SECURITIES 6.3%

Asset-Backed Securities Corp. Home Equity Loan Trust
1.117% due 03/25/2036 •		$251	248
1.167% due 12/25/2036 •		8,400	4,321

Citigroup Mortgage Loan Trust, Inc.
1.982% due 05/25/2035 •		1,100	908

26	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
1.137% due 11/25/2037 •		$24,480	$21,585

Countrywide Asset-Backed Certificates Trust
1.187% due 02/25/2037 •		5,061	4,542
1.697% due 11/25/2035 •		4,320	3,870

Credit-Based Asset Servicing & Securitization LLC
1.067% due 07/25/2037 •		15	9

Credit-Based Asset Servicing & Securitization Trust
3.460% due 01/25/2037 ^þ		17,398	7,576

Fieldstone Mortgage Investment Trust
1.137% due 05/25/2036 •		1,638	1,173

Fremont Home Loan Trust
1.187% due 08/25/2036 •		2,909	1,095
1.357% due 11/25/2035 •		500	371

GSAA Home Equity Trust
6.002% due 11/25/2036 þ		1,422	706

GSAMP Trust
1.037% due 01/25/2037 •		1,284	744

Home Equity Asset Trust
2.297% due 02/25/2033 •		301	281

HSI Asset Securitization Corp. Trust
1.087% due 01/25/2037 •		1,367	973

Lehman XS Trust
5.227% due 01/25/2036 ^þ		4,789	4,409

MASTR Asset-Backed Securities Trust
1.167% due 11/25/2036 •		3,722	2,494
1.227% due 05/25/2037 •		1,655	1,149

Morgan Stanley ABS Capital, Inc. Trust
1.712% due 01/25/2035 •		300	249

Morgan Stanley Mortgage Loan Trust
2.783% due 11/25/2036 ^•		259	109

Option One Mortgage Loan Trust
1.167% due 04/25/2037 •		853	593
1.167% due 05/25/2037 •		315	199

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.467% due 09/25/2035 •		4,300	2,911

Securitized Asset-Backed Receivables LLC Trust
1.237% due 12/25/2035 •		1,778	1,658

SLM Student Loan Trust
0.164% due 01/25/2040 •	EUR	2,400	2,362

Soundview Home Loan Trust
1.117% due 08/25/2037 •		$893	710
1.297% due 03/25/2036 •		1,900	1,736

Structured Asset Securities Corp. Mortgage Loan Trust
1.082% due 02/25/2037 •		17,713	13,554
1.167% due 10/25/2037 •		6,710	4,278

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		1,139	1,124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Home Equity Asset-Backed Securities Trust
1.177% due 04/25/2037 •		$502	$460
1.267% due 03/25/2037 •		2,000	1,576

			87,973

CORPORATE BONDS & NOTES 6.8%

Continental Resources, Inc.
5.000% due 09/15/2022		137	85

Ford Motor Credit Co. LLC
2.645% (US0003M + 1.270%) due 03/28/2022 ~(j)		200	163
2.710% (US0003M + 0.810%) due 04/05/2021 ~(j)		400	370
3.087% due 01/09/2023		2,700	2,443
3.550% due 10/07/2022		1,600	1,500
4.424% (US0003M + 2.550%) due 01/07/2021 ~(j)		3,500	3,326
5.014% (US0003M + 3.140%) due 01/07/2022 ~(j)		200	162

General Electric Co.
0.375% due 05/17/2022	EUR	200	211

JPMorgan Chase Bank N.A.
6.375% due 04/17/2042	IDR	104,897,000	4,973
7.500% due 08/18/2032		149,864,000	8,501
9.500% due 07/17/2031		340,585,000	22,623
10.000% due 02/17/2028		456,198,000	31,106
10.500% due 07/19/2038		139,633,000	10,005
12.000% due 09/17/2026		123,914,000	9,169

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(b)		$1,273	0

Rio Oil Finance Trust
9.250% due 07/06/2024		502	495

			95,132

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

PG&E Corp.
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~		4,500	4,478

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.4%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ		822	695

Banc of America Funding Trust
3.927% due 03/20/2036 ~		67	56

BCAP LLC Trust
1.117% due 01/25/2037 ^•		286	260
3.638% due 05/26/2037 ~		3,671	2,880

Bear Stearns Adjustable Rate Mortgage Trust
3.677% due 02/25/2036 ^~		82	74

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.724% due 01/25/2035 ~	$8	$7

Bear Stearns ALT-A Trust
3.361% due 04/25/2037 ~	9,787	7,557
3.716% due 08/25/2036 ^~	340	287
3.958% due 09/25/2035 ^~	20	15

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~	2,038	2,024
4.023% due 03/25/2034 ~	10	9
4.111% due 07/25/2046 ^~	48	40
4.128% due 09/25/2037 ^~	6,241	5,509

CitiMortgage Alternative Loan Trust
1.597% due 10/25/2036 •	1,482	1,079
6.000% due 06/25/2037 ^	93	84

Civic Mortgage LLC
4.349% due 11/25/2022 þ	358	357

Countrywide Alternative Loan Trust
1.297% due 05/25/2036 ^•	2,086	869

Countrywide Home Loan Mortgage Pass-Through Trust
1.527% due 04/25/2035 •	1,471	1,185
3.792% due 09/25/2047 ^~	30	26
6.500% due 12/25/2037	958	633

Countrywide Home Loan Reperforming REMIC Trust
2.001% due 11/25/2034 •	421	364

Credit Suisse Mortgage Capital Certificates
2.161% due 11/30/2037 ~	1,300	1,030

Credit Suisse Mortgage Capital Trust
3.319% due 10/27/2059 ~	1,970	1,935

GreenPoint Mortgage Funding Trust
1.387% due 06/25/2045 •	140	111

GSMPS Mortgage Loan Trust
1.297% due 01/25/2036 •	307	236

GSR Mortgage Loan Trust
3.872% due 11/25/2035 ^~	79	55

HarborView Mortgage Loan Trust
1.113% due 06/20/2035 •	570	530
3.966% due 10/19/2035 •	450	324
4.305% due 08/19/2036 ^~	12	11

HomeBanc Mortgage Trust
3.371% due 04/25/2037 ^~	34	33

Impac CMB Trust
1.587% due 03/25/2035 •	189	168
5.730% due 01/25/2033 þ	947	984

IndyMac Mortgage Loan Trust
1.127% due 02/25/2037 ^•	514	427
1.127% due 02/25/2037 •	957	776
1.587% due 07/25/2045 •	175	145

JPMorgan Mortgage Trust
4.360% due 06/25/2036 ^~	377	303

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	767	718

Lehman XS Trust
1.197% due 08/25/2037 •	2,412	2,056

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luminent Mortgage Trust
1.307% due 12/25/2036 ^•		$32	$26

MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•		88	7

Morgan Stanley Mortgage Loan Trust
3.798% due 06/25/2036 ~		13	12

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		9,631	9,714

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		9,656	9,675

Residential Accredit Loans, Inc. Trust
2.910% due 10/25/2037 ~		1,615	1,296
5.282% due 02/25/2036 ^~		110	82

Residential Asset Securitization Trust
1.347% due 01/25/2046 ^•		157	45

Sequoia Mortgage Trust
3.395% due 01/20/2047 ^~		34	24

Structured Adjustable Rate Mortgage Loan Trust
3.366% due 01/25/2035 ^•		47	38
3.952% due 03/25/2036 ^~		68	56

Structured Asset Mortgage Investments Trust
1.247% due 02/25/2037 •		2,507	2,073

SunTrust Adjustable Rate Mortgage Loan Trust
4.176% due 10/25/2037 ^~		1,787	1,469

TBW Mortgage-Backed Trust
6.040% due 01/25/2037 ^þ		1,623	633

Thornburg Mortgage Securities Trust
2.187% due 06/25/2047 ^•		590	459

WaMu Mortgage Pass-Through Certificates Trust
1.317% due 05/25/2034 •		342	273
3.063% due 01/25/2037 ^~		79	65
3.357% due 12/25/2036 ^~		48	43
3.428% due 04/25/2037 ^~		48	39
3.668% due 03/25/2036 ~		895	763
3.725% due 09/25/2036 ^~		71	60

Wells Fargo Mortgage-Backed Securities Trust
4.613% due 10/25/2036 ~		1,081	971

			61,675

U.S. GOVERNMENT AGENCIES 0.0%

Uniform Mortgage-Backed Security
4.000% due 02/01/2049		178	190

Total United States (Cost $290,789)			249,448

URUGUAY 0.3%

SOVEREIGN ISSUES 0.3%

Uruguay Government International Bond
8.500% due 03/15/2028	UYU	61,800	1,110
9.875% due 06/20/2022		60,400	1,319

28	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uruguay Monetary Regulation Bill
0.000% due 02/05/2021 (e)	UYU	65,300	$1,380

Total Uruguay (Cost $4,631)			3,809

SHORT-TERM INSTRUMENTS 7.5%

ARGENTINA TREASURY BILLS 0.2%
31.246% due 07/31/2020 ~«	ARS	55,876	590
32.393% due 08/28/2020 ~		119,106	1,095
34.248% due 05/28/2020 ~		43,225	419
118.759% due 10/29/2020 (e)(f)		35,635	391

			2,495

EGYPT TREASURY BILLS 0.8%
14.619% due 04/07/2020 - 04/28/2020 (d)(e)	EGP	176,475	11,161

U.S. TREASURY BILLS 6.5%
0.508% due 04/07/2020 - 06/18/2020 (d)(e)(l)(n)		$90,202	90,191

Total Short-Term Instruments (Cost $104,231)			103,847

Total Investments in Securities (Cost $2,039,181)			1,718,792

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.0%

SHORT-TERM INSTRUMENTS 11.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.0%

PIMCO Short-Term Floating NAV Portfolio III	15,475,291	$151,983

Total Short-Term Instruments (Cost $152,002)		151,983

Total Investments in Affiliates (Cost $152,002)		151,983

Total Investments 134.9% (Cost $2,191,183)		$1,870,775

Financial Derivative Instruments (k)(m) (2.5)% (Cost or Premiums, net $2,896)		(34,338)

Other Assets and Liabilities, net (32.4)%		(449,713)

Net Assets 100.0%		$1,386,724

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	1.100%	12/20/2019	TBD	(2)	HUF	(3,872,321)	$(11,853)
	1.100	12/20/2019	TBD	(2)		(863,417)	(2,643)
	1.100	01/09/2020	TBD	(2)		(15,898,378)	(48,659)
	1.100	02/18/2020	TBD	(2)		(1,076,323)	(3,292)
	1.100	02/20/2020	TBD	(2)		(3,769,290)	(11,528)
	1.800	03/11/2020	06/10/2020		PLN	(253,009)	(61,229)
BRC	(0.250)	04/01/2020	TBD	(2)		$(837)	(838)
FOB	1.800	03/04/2020	04/08/2020			(7,009)	(7,019)
JML	1.000	03/16/2020	04/15/2020		HUF	(4,459,855)	(13,641)
	1.500	03/25/2020	04/07/2020			$(3,816)	(3,817)
	2.000	03/16/2020	04/15/2020		PLN	(4,732)	(1,145)
	2.000	03/30/2020	04/15/2020			(2,433)	(588)
	2.250	03/11/2020	06/05/2020		CZK	(519,497)	(20,927)
	2.250	03/25/2020	04/07/2020			$(1,126)	(1,126)
	2.350	03/16/2020	04/20/2020		CZK	(294,752)	(11,870)
	2.400	03/25/2020	04/07/2020			$(16,473)	(16,480)
	2.400	03/26/2020	04/08/2020			(138,932)	(138,987)
	2.400	03/30/2020	04/07/2020			(8,917)	(8,921)
	2.750	03/26/2020	04/08/2020			(13,808)	(13,814)
MBC	1.820	01/09/2020	TBD	(2)	PLN	(48,828)	(11,856)
NOM	1.550	03/05/2020	TBD	(2)		$(12,449)	(12,464)
RDR	1.150	03/23/2020	03/20/2022			(3,322)	(3,323)
SCX	1.400	03/05/2020	TBD	(2)		(3,426)	(3,429)
	1.400	03/27/2020	TBD	(2)		(38,366)	(38,406)
UBS	1.050	01/08/2020	04/08/2020		GBP	(6,375)	(7,938)

Total Reverse Repurchase Agreements							$(455,793)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(139,204)	$0	$(139,204)	$143,008	$3,804
BRC	0	(838)	0	(838)	836	(2)
FOB	0	(7,019)	0	(7,019)	7,590	571
JML	0	(231,316)	0	(231,316)	268,480	37,164
MBC	0	(11,856)	0	(11,856)	12,673	817
NOM	0	(12,464)	0	(12,464)	13,071	607
RDR	0	(3,323)	0	(3,323)	4,020	697
SCX	0	(41,835)	0	(41,835)	45,336	3,501
UBS	0	(7,938)	0	(7,938)	8,993	1,055

Total Borrowings and Other Financing Transactions	$0	$(455,793)	$0

30	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(14,957)	$0	$(15,786)	$(30,743)
Sovereign Issues	0	(210,391)	(82,156)	(131,665)	(424,212)

Total Borrowings	$0	$(225,348)	$(82,156)	$(147,451)	$(454,955)

Payable for reverse repurchase agreements(4)					$(454,955)

(j)	Securities with an aggregate market value of $496,566 and cash of $14,910 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(554,812) at a weighted average interest rate of 2.056%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(838) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2020	45	$(5,641)	$(207)	$2	$0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	1	(222)	(19)	3	0

Total Futures Contracts				$(226)	$5	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	1.362%	$600	$(17)	$16	$(1)	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	1.948	1,700	(81)	24	(57)	10	0

						$(98)	$40	$(58)	$10	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$121,400	$15,388	$(1,559)	$13,829	$0	$(396)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	4.500%	Maturity	01/04/2021	BRL	587,500	$55	$(1,073)	$(1,018)	$0	$(112)
Pay	1-Year BRL-CDI	5.000	Maturity	01/04/2021		488,900	699	635	1,334	90	0
Pay	1-Year BRL-CDI	6.885	Maturity	01/04/2021		161,600	0	1,182	1,182	26	0
Receive	1-Year BRL-CDI	6.930	Maturity	01/04/2021		289,200	0	(2,149)	(2,149)	0	(46)
Receive	1-Year BRL-CDI	6.983	Maturity	01/04/2021		178,900	0	(1,399)	(1,399)	0	(28)
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2021		270,200	26	2,096	2,122	42	0
Pay	1-Year BRL-CDI	7.095	Maturity	01/04/2021		287,300	0	2,336	2,336	44	0
Pay	1-Year BRL-CDI	7.184	Maturity	01/04/2021		139,400	0	1,182	1,182	21	0
Receive	1-Year BRL-CDI	7.190	Maturity	01/04/2021		409,500	(1,979)	(1,501)	(3,480)	0	(63)
Pay	1-Year BRL-CDI	7.220	Maturity	01/04/2021		244,600	0	2,102	2,102	37	0
Receive	1-Year BRL-CDI	7.255	Maturity	01/04/2021		259,200	0	(2,210)	(2,210)	0	(40)
Receive	1-Year BRL-CDI	7.290	Maturity	01/04/2021		535,900	0	(4,625)	(4,625)	0	(82)
Pay	1-Year BRL-CDI	7.830	Maturity	01/04/2021		642,700	8	7,081	7,089	89	0
Pay	1-Year BRL-CDI	8.190	Maturity	01/04/2021		122,400	0	1,751	1,751	15	0
Receive	1-Year BRL-CDI	8.790	Maturity	01/04/2021		296,300	(1,233)	(3,335)	(4,568)	0	(34)
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2021		57,400	(4)	1,803	1,799	2	0
Pay	1-Year BRL-CDI	4.460	Maturity	01/03/2022		5,200	(6)	13	7	1	0
Pay	1-Year BRL-CDI	4.500	Maturity	01/03/2022		308,100	20	403	423	88	0
Receive	1-Year BRL-CDI	5.650	Maturity	01/03/2022		99,700	0	(564)	(564)	0	(26)
Pay	1-Year BRL-CDI	6.260	Maturity	01/03/2022		85,700	(1)	688	687	22	0
Pay	1-Year BRL-CDI	7.420	Maturity	01/03/2022		191,600	993	1,475	2,468	44	0
Pay	1-Year BRL-CDI	4.808	Maturity	01/02/2023		96,700	0	(197)	(197)	11	0
Pay	1-Year BRL-CDI	4.950	Maturity	01/02/2023		113,000	0	(154)	(154)	12	0
Receive	1-Year BRL-CDI	5.000	Maturity	01/02/2023		86,500	91	5	96	0	(9)
Receive	1-Year BRL-CDI	5.440	Maturity	01/02/2023		56,200	(39)	(38)	(77)	0	(5)
Pay	1-Year BRL-CDI	5.745	Maturity	01/02/2023		87,200	0	231	231	6	0
Pay	1-Year BRL-CDI	5.780	Maturity	01/02/2023		9,800	0	27	27	1	0
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2023		50,600	75	204	279	3	0
Receive	1-Year BRL-CDI	6.335	Maturity	01/02/2023		65,600	(137)	(256)	(393)	0	(3)
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023		149,500	681	479	1,160	5	0
Pay	1-Year BRL-CDI	9.020	Maturity	01/02/2023		51,100	(2)	1,254	1,252	0	(5)
Receive	1-Year BRL-CDI	10.100	Maturity	01/02/2023		27,200	0	(796)	(796)	4	0
Pay	1-Year BRL-CDI	5.710	Maturity	01/02/2025		37,800	0	(222)	(222)	3	0
Pay	1-Year BRL-CDI	6.010	Maturity	01/02/2025		30,300	0	(109)	(109)	1	0
Pay	1-Year BRL-CDI	6.030	Maturity	01/02/2025		19,400	1	(57)	(56)	1	0
Receive	1-Year BRL-CDI	6.050	Maturity	01/02/2025		140,500	692	(231)	461	0	(6)
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2025		101,500	0	(155)	(155)	3	0
Pay	1-Year BRL-CDI	6.710	Maturity	01/02/2025		123,500	(113)	408	295	0	0
Receive	1-Year BRL-CDI	6.810	Maturity	01/02/2025		238,100	43	(778)	(735)	2	0
Pay	1-Year BRL-CDI	7.190	Maturity	01/02/2025		78,000	0	314	314	0	(1)
Pay	1-Year BRL-CDI	7.480	Maturity	01/02/2025		113,000	8	917	925	0	(6)
Pay	1-Year BRL-CDI	10.330	Maturity	01/02/2025		150,300	86	4,990	5,076	0	(41)
Receive	1-Year BRL-CDI	10.685	Maturity	01/02/2025		137,000	0	(4,560)	(4,560)	37	0
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		46,700	(1)	(430)	(431)	18	0
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	194	194	0	(9)
Pay	1-Year BRL-CDI	6.450	Maturity	01/04/2027		114,200	(954)	209	(745)	40	0
Receive	1-Year BRL-CDI	6.510	Maturity	01/04/2027		86,200	0	518	518	0	(30)
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		35,000	(153)	327	174	0	(12)
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		18,600	0	108	108	0	(6)
Receive	1-Year BRL-CDI	6.550	Maturity	01/04/2027		51,800	0	270	270	0	(17)

32	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	6.950%	Maturity	01/04/2027	BRL	13,000	$5	$(16)	$(11)	$4	$0
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		58,900	0	(27)	(27)	16	0
Pay	1-Year BRL-CDI	7.115	Maturity	01/04/2027		60,400	0	34	34	16	0
Receive	1-Year BRL-CDI	7.170	Maturity	01/04/2027		104,600	3	(132)	(129)	0	(26)
Pay	1-Year BRL-CDI	7.305	Maturity	01/04/2027		28,000	0	62	62	7	0
Pay	1-Year BRL-CDI	7.650	Maturity	01/04/2027		23,000	0	78	78	5	0
Pay	1-Year BRL-CDI	7.800	Maturity	01/04/2027		18,000	25	98	123	3	0
Receive	1-Year BRL-CDI	8.635	Maturity	01/04/2027		61,100	0	(853)	(853)	0	(5)
Pay	1-Year BRL-CDI	8.640	Maturity	01/04/2027		131,800	443	1,402	1,845	10	0
Pay	1-Year BRL-CDI	9.600	Maturity	01/04/2027		70,800	(4)	1,787	1,783	0	(5)
Receive	1-Year BRL-CDI	10.300	Maturity	01/04/2027		156,900	7	(4,505)	(4,498)	19	0
Receive	3-Month COP-IBR Compounded-OIS	4.230	Quarterly	09/03/2021	COP	89,500,000	0	(307)	(307)	28	0
Receive	3-Month COP-IBR Compounded-OIS	4.390	Quarterly	05/04/2022		37,639,900	0	(174)	(174)	28	0
Receive	3-Month COP-IBR Compounded-OIS	4.445	Quarterly	05/04/2022		28,983,700	0	(143)	(143)	22	0
Receive	3-Month COP-IBR Compounded-OIS	4.350	Quarterly	03/27/2025		12,513,000	0	39	39	17	0
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		27,141,000	0	84	84	38	0
Receive	3-Month COP-IBR Compounded-OIS	4.450	Quarterly	03/31/2025		3,031,000	0	6	6	4	0
Pay	3-Month COP-IBR Compounded-OIS	5.140	Quarterly	11/21/2025		66,000,000	0	314	314	0	(96)
Pay	3-Month COP-IBR Compounded-OIS	5.090	Quarterly	08/21/2029		42,000,000	0	(270)	(270)	0	(57)
Pay	3-Month COP-IBR Compounded-OIS	5.155	Quarterly	10/07/2029		49,764,000	0	(269)	(269)	0	(71)
Pay	3-Month COP-IBR Compounded-OIS	5.600	Quarterly	11/21/2029		53,000,000	0	141	141	0	(81)
Pay	3-Month COP-IBR Compounded-OIS	5.180	Quarterly	02/11/2030		13,110,400	0	(84)	(84)	0	(21)
Receive	3-Month PLN-WIBOR	1.706	Annual	10/22/2020	PLN	387,800	0	(807)	(807)	0	(7)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		$34,430	(621)	824	203	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		119,100	(2,562)	(2,502)	(5,064)	0	(30)
Pay(6)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		85,500	649	466	1,115	74	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2022		31,900	(842)	(1,191)	(2,033)	0	(25)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		5,050	(45)	(218)	(263)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		22,000	(691)	(1,549)	(2,240)	0	(2)
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		42,500	1,290	332	1,622	0	(2)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		15,600	(1,476)	(900)	(2,376)	22	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		1,400	59	246	305	0	(7)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		34,870	942	(3,736)	(2,794)	182	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		5,900	(734)	(465)	(1,199)	32	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		9,200	(21)	(772)	(793)	50	0
Pay(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		36,850	1,147	790	1,937	0	(209)
Pay	3-Month ZAR-JIBAR	7.020	Quarterly	07/26/2023	ZAR	16,200	0	33	33	7	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023		229,900	(254)	791	537	106	0
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		31,400	8	121	129	19	0
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	03/20/2024		290,400	(75)	(852)	(927)	0	(177)
Receive	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024		230,100	(197)	(412)	(609)	0	(159)
Pay	3-Month ZAR-JIBAR	7.470	Quarterly	07/26/2026		58,070	0	10	10	84	0
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		14,200	3	23	26	0	(28)
Receive	3-Month ZAR-JIBAR	7.460	Quarterly	03/06/2030		70,800	0	325	325	0	(146)
Receive	3-Month ZAR-JIBAR	7.490	Quarterly	03/06/2030		70,700	0	316	316	0	(145)
Receive	6-Month CLP-CHILIBOR	1.870	Semi-Annual	01/14/2022	CLP	21,088,100	0	(489)	(489)	26	0
Receive	6-Month CLP-CHILIBOR	1.875	Semi-Annual	01/14/2022		22,465,100	0	(524)	(524)	27	0
Receive	6-Month CLP-CHILIBOR	1.755	Semi-Annual	10/16/2022		7,381,300	0	(179)	(179)	0	(4)
Receive	6-Month CLP-CHILIBOR	1.900	Semi-Annual	03/01/2023		4,215,000	7	(130)	(123)	0	(2)
Receive	6-Month CLP-CHILIBOR	2.005	Semi-Annual	03/01/2023		4,457,700	0	(147)	(147)	0	(3)
Pay	6-Month CLP-CHILIBOR	1.190	Semi-Annual	03/19/2023		7,620,000	0	32	32	8	0
Pay	6-Month CLP-CHILIBOR	1.183	Semi-Annual	03/27/2023		2,802,500	0	11	11	3	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month CLP-CHILIBOR	1.200%	Semi-Annual	03/27/2023	CLP	809,600	$0	$4	$4	$1	$0
Receive	6-Month CLP-CHILIBOR	1.900	Semi-Annual	09/11/2023		12,688,800	0	(350)	(350)	0	(13)
Receive	6-Month CLP-CHILIBOR	2.585	Semi-Annual	12/04/2024		6,691,000	0	(355)	(355)	0	(6)
Receive	6-Month CLP-CHILIBOR	2.590	Semi-Annual	12/04/2024		6,788,000	0	(362)	(362)	0	(6)
Receive	6-Month CLP-CHILIBOR	2.635	Semi-Annual	12/04/2024		5,363,000	0	(300)	(300)	0	(5)
Receive	6-Month CLP-CHILIBOR	2.650	Semi-Annual	12/04/2024		5,495,000	0	(312)	(312)	0	(5)
Pay	6-Month CLP-CHILIBOR	2.780	Semi-Annual	12/09/2024		5,551,000	0	356	356	5	0
Pay	6-Month CLP-CHILIBOR	2.510	Semi-Annual	01/14/2025		18,107,800	0	843	843	18	0
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025		10,950,000	0	425	425	15	0
Pay	6-Month CLP-CHILIBOR	2.420	Semi-Annual	02/24/2025		424,000	0	17	17	1	0
Receive	6-Month CLP-CHILIBOR	1.935	Semi-Annual	03/10/2025		5,462,900	0	(61)	(61)	0	(13)
Receive	6-Month CLP-CHILIBOR	1.940	Semi-Annual	03/10/2025		2,731,300	0	(31)	(31)	0	(7)
Receive	6-Month CLP-CHILIBOR	1.840	Semi-Annual	03/13/2025		3,911,000	0	(22)	(22)	0	(10)
Pay	6-Month CLP-CHILIBOR	2.580	Semi-Annual	02/05/2026		4,380,000	0	184	184	21	0
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		521,000	0	(24)	(24)	0	(3)
Receive	6-Month CLP-CHILIBOR	2.320	Semi-Annual	08/30/2026		1,629,900	0	(24)	(24)	0	(8)
Receive	6-Month CLP-CHILIBOR	2.335	Semi-Annual	09/03/2026		2,933,200	0	(45)	(45)	0	(15)
Receive	6-Month CLP-CHILIBOR	2.300	Semi-Annual	09/05/2026		5,884,100	0	(74)	(74)	0	(30)
Pay	6-Month CLP-CHILIBOR	2.665	Semi-Annual	01/07/2027		5,000,000	0	179	179	17	0
Pay	6-Month CLP-CHILIBOR	2.680	Semi-Annual	01/22/2027		6,630,000	0	239	239	23	0
Receive	6-Month CLP-CHILIBOR	2.260	Semi-Annual	09/10/2027		9,763,700	0	84	84	0	(55)
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		9,917,400	0	(569)	(569)	0	(44)
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		1,423,000	0	65	65	7	0
Pay	6-Month CZK-PRIBOR	2.261	Annual	10/22/2020	CZK	2,306,000	0	1,313	1,313	54	0
Receive	6-Month CZK-PRIBOR	2.250	Annual	06/19/2021		476,900	(9)	(561)	(570)	0	(18)
Receive	6-Month CZK-PRIBOR	2.255	Annual	01/15/2023		692,200	0	(1,138)	(1,138)	0	(6)
Pay	6-Month CZK-PRIBOR	2.250	Annual	12/19/2023		1,055,200	(402)	2,750	2,348	5	0
Receive	6-Month CZK-PRIBOR	2.465	Annual	12/19/2023		1,012,700	0	(2,605)	(2,605)	0	(6)
Pay	6-Month CZK-PRIBOR	1.781	Annual	02/04/2024		638,200	0	935	935	0	(15)
Pay	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		340,000	12	719	731	0	(19)
Receive	6-Month CZK-PRIBOR	0.690	Annual	03/31/2025		326,700	0	35	35	29	0
Pay	6-Month CZK-PRIBOR	1.890	Annual	01/15/2030		49,600	0	213	213	0	(9)
Pay	6-Month CZK-PRIBOR	1.477	Annual	02/04/2030		233,600	0	618	618	0	(49)
Receive	6-Month CZK-PRIBOR	0.929	Annual	03/13/2030		85,500	0	(37)	(37)	21	0
Receive	6-Month CZK-PRIBOR	0.650	Annual	03/31/2030		73,800	0	31	31	19	0
Pay(6)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025	EUR	17,920	99	(23)	76	0	(4)
Pay	6-Month HUF-BBR	0.950	Annual	03/02/2022	HUF	7,700,000	104	51	155	0	(70)
Pay	6-Month HUF-BBR	0.960	Annual	03/05/2023		2,993,000	0	69	69	0	(54)
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024		5,305,100	(165)	804	639	0	(152)
Receive	6-Month HUF-BBR	0.980	Annual	07/23/2024		7,961,000	0	(309)	(309)	233	0
Receive	6-Month HUF-BBR	0.710	Annual	03/31/2025		2,281,500	0	80	80	80	0
Pay	6-Month PLN-WIBOR	1.750	Annual	09/16/2020	PLN	10,700	(34)	56	22	0	0
Pay	6-Month PLN-WIBOR	2.000	Annual	09/19/2020		125,000	0	373	373	1	0
Pay	6-Month PLN-WIBOR	1.833	Annual	02/05/2022		100,300	0	450	450	14	0
Receive	6-Month PLN-WIBOR	1.942	Annual	03/20/2024		6,600	(8)	(63)	(71)	0	(2)
Receive	6-Month PLN-WIBOR	2.250	Annual	03/20/2024		2,700	(13)	(24)	(37)	0	(1)
Receive	6-Month PLN-WIBOR	1.834	Annual	07/03/2024		50,900	0	(632)	(632)	0	(26)
Pay	6-Month PLN-WIBOR	1.860	Annual	11/12/2024		33,900	29	350	379	14	0
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		145,600	251	822	1,073	50	0
Receive	6-Month PLN-WIBOR	1.490	Annual	08/29/2029		58,100	10	(656)	(646)	0	(48)
Receive	28-Day MXN-TIIE	8.290	Lunar	05/14/2020	MXN	2,309,400	0	(215)	(215)	0	(8)
Receive	28-Day MXN-TIIE	8.260	Lunar	05/28/2020		1,793,800	(3)	(259)	(262)	0	(11)
Pay	28-Day MXN-TIIE	8.380	Lunar	06/01/2020		516,400	0	83	83	3	0
Pay	28-Day MXN-TIIE	8.385	Lunar	06/01/2020		1,277,400	0	206	206	8	0
Receive	28-Day MXN-TIIE	8.060	Lunar	07/08/2020		1,710,400	0	(345)	(345)	0	(19)
Receive	28-Day MXN-TIIE	7.945	Lunar	07/30/2020		1,598,600	0	(396)	(396)	0	(25)
Receive	28-Day MXN-TIIE	7.950	Lunar	07/30/2020		971,400	0	(241)	(241)	0	(15)
Receive	28-Day MXN-TIIE	6.765	Lunar	09/20/2021		454,700	0	(271)	(271)	0	(38)
Receive	28-Day MXN-TIIE	6.650	Lunar	09/22/2021		943,200	0	(497)	(497)	0	(79)
Pay	28-Day MXN-TIIE	6.575	Lunar	12/09/2021		105,200	0	58	58	10	0
Receive	28-Day MXN-TIIE	6.740	Lunar	12/09/2021		105,200	0	(70)	(70)	0	(10)
Pay	28-Day MXN-TIIE	6.475	Lunar	06/09/2022		85,000	0	51	51	11	0
Receive	28-Day MXN-TIIE	6.658	Lunar	06/09/2022		101,100	0	(77)	(77)	0	(13)

34	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.830%	Lunar	12/15/2022	MXN	959,200	$87	$1,982	$2,069	$177	$0
Pay	28-Day MXN-TIIE	7.856	Lunar	12/15/2022		521,600	0	1,139	1,139	96	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		76,500	0	169	169	14	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		226,200	127	377	504	43	0
Pay	28-Day MXN-TIIE	5.000	Lunar	02/22/2023		407,600	(2,284)	1,869	(415)	79	0
Pay	28-Day MXN-TIIE	5.500	Lunar	02/22/2023		434,400	(1,869)	1,678	(191)	85	0
Pay	28-Day MXN-TIIE	7.650	Lunar	02/24/2023		1,161,000	0	2,380	2,380	234	0
Pay	28-Day MXN-TIIE	7.150	Lunar	03/17/2023		1,033,400	0	1,523	1,523	211	0
Receive	28-Day MXN-TIIE	7.730	Lunar	03/23/2023		8,600	0	(19)	(19)	0	(2)
Receive	28-Day MXN-TIIE	7.720	Lunar	03/24/2023		4,297,300	0	(9,306)	(9,306)	0	(891)
Pay(6)	28-Day MXN-TIIE	5.860	Lunar	03/29/2023		538,600	0	(14)	(14)	0	(14)
Pay	28-Day MXN-TIIE	8.910	Lunar	11/15/2023		968,800	0	3,965	3,965	246	0
Pay	28-Day MXN-TIIE	8.818	Lunar	11/16/2023		1,798,700	0	7,120	7,120	457	0
Pay	28-Day MXN-TIIE	8.980	Lunar	11/23/2023		1,578,600	0	6,612	6,612	404	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/07/2023		339,200	0	(910)	(910)	0	(86)
Pay	28-Day MXN-TIIE	7.920	Lunar	12/28/2023		353,900	206	750	956	91	0
Receive	28-Day MXN-TIIE	8.325	Lunar	02/08/2024		700,000	0	(2,345)	(2,345)	0	(187)
Receive	28-Day MXN-TIIE	7.865	Lunar	05/13/2024		784,500	(72)	(2,043)	(2,115)	0	(220)
Receive	28-Day MXN-TIIE	7.690	Lunar	05/22/2024		230,000	0	(561)	(561)	0	(65)
Receive	28-Day MXN-TIIE	7.180	Lunar	06/27/2024		1,091,200	0	(1,745)	(1,745)	0	(309)
Pay	28-Day MXN-TIIE	6.513	Lunar	09/26/2024		387,000	0	162	162	112	0
Pay	28-Day MXN-TIIE	6.580	Lunar	01/01/2025		356,400	(1)	157	156	106	0
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		329,600	3	166	169	98	0
Pay	28-Day MXN-TIIE	6.600	Lunar	01/13/2025		186,200	0	87	87	56	0
Receive	28-Day MXN-TIIE	6.635	Lunar	01/15/2025		591,700	(242)	(72)	(314)	0	(177)
Pay	28-Day MXN-TIIE	6.510	Lunar	02/24/2025		371,900	0	104	104	113	0
Pay	28-Day MXN-TIIE	6.415	Lunar	02/25/2025		34,200	0	4	4	10	0
Receive	28-Day MXN-TIIE	6.855	Lunar	03/20/2025		966,000	0	(870)	(870)	0	(300)
Pay	28-Day MXN-TIIE	7.990	Lunar	03/16/2028		4,000	0	12	12	2	0
Pay	28-Day MXN-TIIE	7.977	Lunar	03/17/2028		2,253,100	0	6,934	6,934	968	0
Receive	28-Day MXN-TIIE	9.210	Lunar	11/08/2028		400,200	(135)	(2,541)	(2,676)	0	(190)
Receive	28-Day MXN-TIIE	9.100	Lunar	11/09/2028		1,090,200	0	(6,935)	(6,935)	0	(516)
Receive	28-Day MXN-TIIE	9.330	Lunar	11/16/2028		1,103,300	0	(7,745)	(7,745)	0	(528)
Pay	28-Day MXN-TIIE	8.483	Lunar	01/17/2029		415,000	0	1,897	1,897	194	0
Pay	28-Day MXN-TIIE	8.493	Lunar	01/17/2029		196,950	0	906	906	92	0
Receive	28-Day MXN-TIIE	8.110	Lunar	05/03/2029		542,200	7	(1,891)	(1,884)	0	(255)
Pay	28-Day MXN-TIIE	8.135	Lunar	05/07/2029		348,900	0	1,237	1,237	165	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/04/2029		80,500	0	173	173	37	0
Receive	28-Day MXN-TIIE	6.845	Lunar	11/02/2029		215,800	0	107	107	0	(100)
Receive	28-Day MXN-TIIE	6.830	Lunar	12/27/2029		25,600	0	15	15	0	(12)
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		257,800	0	325	325	0	(120)
Pay	28-Day MXN-TIIE	7.210	Lunar	02/28/2030		120,300	0	72	72	58	0
Pay	28-Day MXN-TIIE	7.220	Lunar	02/28/2030		117,600	0	74	74	57	0
Receive	28-Day MXN-TIIE	7.750	Lunar	03/08/2030		387,800	0	(905)	(905)	0	(192)
Pay	28-Day MXN-TIIE	8.320	Lunar	01/07/2032		525,400	360	1,898	2,258	311	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		26,800	0	(95)	(95)	0	(23)
Pay	28-Day MXN-TIIE	7.890	Lunar	05/27/2039		434,200	0	1,102	1,102	391	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/09/2039		421,800	0	635	635	376	0
Pay	28-Day MXN-TIIE	7.625	Lunar	07/12/2039		124,000	0	156	156	110	0
Pay	28-Day MXN-TIIE	7.640	Lunar	07/13/2039		106,600	0	142	142	95	0
Pay	28-Day MXN-TIIE	7.127	Lunar	08/10/2039		132,900	0	(153)	(153)	115	0
Receive	28-Day MXN-TIIE	7.210	Lunar	10/28/2039		40,000	0	31	31	0	(35)
Receive	28-Day MXN-TIIE	7.253	Lunar	10/28/2039		80,000	0	45	45	0	(70)
Receive	28-Day MXN-TIIE	7.180	Lunar	10/31/2039		94,900	0	88	88	0	(83)
Receive	28-Day MXN-TIIE	7.200	Lunar	10/31/2039		82,300	0	68	68	0	(72)
Receive	28-Day MXN-TIIE	7.065	Lunar	12/26/2039		95,600	0	143	143	0	(83)
Pay	28-Day MXN-TIIE	7.990	Lunar	02/17/2040		69,200	0	209	209	64	0
Pay	28-Day MXN-TIIE	8.300	Lunar	02/17/2040		286,700	0	1,300	1,300	270	0

							$(8,020)	$6,253	$(1,767)	$8,122	$(7,337)

Total Swap Agreements							$7,270	$4,734	$12,004	$8,132	$(7,733)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$5	$8,132	$8,137	$0	$0	$ (7,733)	$(7,733)

(l)

Securities with an aggregate market value of $5,114 and cash of $21,334 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2020	CZK	92,549	$	3,626	$0	$(98)
	04/2020	GBP	19,560		25,221	925	0
	04/2020	HUF	765,846		2,569	227	0
	04/2020	ILS	14,851		4,079	0	(116)
	04/2020	MXN	88,582		4,094	366	0

36	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2020		RUB	1,067,639	$		14,874	$1,269	$0
	04/2020		TRY	19			3	0	0
	04/2020	$		1,549		CAD	2,222	30	0
	04/2020			24,269		CZK	569,984	0	(1,337)
	04/2020			31,387		HUF	9,687,579	0	(1,764)
	04/2020			8,728		RUB	649,401	0	(455)
	04/2020			2,304		TRY	15,146	0	(22)
	04/2020			8,646		ZAR	130,394	0	(1,360)
	04/2020		ZAR	436,901	$		29,193	4,780	0
	05/2020		AUD	55,250			37,210	3,219	0
	05/2020		COP	10,858,464			2,664	2	0
	05/2020		EUR	13,960			15,155	8	(275)
	05/2020		PEN	10,896			3,160	0	(7)
	05/2020	$		20,632		EUR	18,058	4	(687)
	06/2020		IDR	86,703,935	$		5,719	468	0
	06/2020		PHP	717,664			14,092	195	0
	06/2020		PLN	90,810			23,137	1,192	0
	06/2020	$		3,491		IDR	57,461,860	0	(11)
	06/2020			9,416		KRW	11,165,656	0	(231)
	06/2020			91,794		PLN	353,880	0	(6,277)
BPS	04/2020		BRL	2,173	$		418	0	0
	04/2020		CLP	1,821,072			2,188	60	0
	04/2020		ILS	97			26	0	(1)
	04/2020		MXN	84,334			3,788	239	0
	04/2020	$		437		BRL	2,173	0	(19)
	04/2020			48,339		HUF	14,733,392	0	(3,288)
	04/2020			8,889		PEN	30,918	112	0
	04/2020			1,284		ZAR	20,124	0	(159)
	04/2020		ZAR	90,768	$		5,700	628	0
	05/2020		CLP	5,639,115			6,898	300	0
	05/2020	$		9,890		AUD	15,060	0	(625)
	05/2020			19,765		COP	82,558,108	476	0
	06/2020		MYR	27,946	$		6,338	0	(130)
	06/2020		PLN	25,870			6,666	415	0
	06/2020		THB	64,627			2,056	86	0
	06/2020	$		8,694		IDR	124,839,584	0	(1,134)
	06/2020			9,413		INR	681,147	0	(555)
	08/2020		TRY	32,085	$		3,406	0	(1,239)
BRC	04/2020		BRL	17,876			3,438	0	(2)
	04/2020		JPY	14,200			129	0	(3)
	04/2020	$		3,559		BRL	17,876	0	(119)
	04/2020			23,171		GBP	18,951	369	0
	04/2020			211		ZAR	3,533	0	(14)
	04/2020		ZAR	66,277	$		3,951	248	0
	05/2020		AUD	5,640			3,743	273	0
	05/2020		BRL	17,876			3,553	121	0
	05/2020		GBP	18,951			23,186	0	(370)
	06/2020		INR	33,527			449	13	0
	06/2020		MYR	17,476			4,083	38	0
	06/2020	$		1,253		CNH	8,740	0	(21)
	06/2020			58,265		MXN	1,146,042	0	(10,495)
BSH	04/2020		BRL	42,161	$		8,110	0	(4)
	04/2020	$		8,459		BRL	42,161	0	(345)
	04/2020			39,732		CLP	33,381,205	0	(704)
	05/2020		CLP	3,041,655	$		3,784	225	0
CBK	04/2020		BRL	47,730			9,490	307	(3)
	04/2020		CLP	10,202,598			11,769	0	(159)
	04/2020		COP	78,369,786			22,939	3,672	0
	04/2020		EGP	28,101			1,740	0	(30)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2020		HUF	2,352,577	$		7,274	$107	$(26)
	04/2020		PEN	284,877			84,496	1,581	(23)
	04/2020		RON	16,921			3,904	48	0
	04/2020	$		10,399		BRL	47,730	0	(1,213)
	04/2020			15,211		CZK	362,102	8	(651)
	04/2020			1,492		HUF	447,723	0	(123)
	04/2020			44,064		MXN	944,919	103	(4,420)
	04/2020			4,428		PEN	15,054	0	(42)
	04/2020			8,210		RUB	510,178	0	(1,709)
	04/2020		ZAR	45,334	$		3,013	480	0
	05/2020		COP	11,249,992			2,756	0	(2)
	05/2020		EUR	21,803			23,739	0	(348)
	05/2020		NGN	1,088,406			2,846	281	0
	05/2020		PEN	294,670			86,756	1,052	0
	05/2020	$		50,783		COP	212,070,930	1,211	0
	05/2020			3,218		EUR	2,956	48	0
	05/2020			76,343		PEN	257,198	0	(1,501)
	06/2020		CNH	8,876	$		1,275	25	0
	06/2020		INR	285,536			3,825	112	0
	06/2020		PLN	11,040			2,659	15	(24)
	06/2020		THB	178,691			5,477	31	0
	06/2020	$		2,592		CLP	2,016,997	0	(231)
	06/2020			3,409		IDR	56,146,230	0	(9)
	06/2020			36,074		MXN	711,201	0	(6,429)
	06/2020			722		PLN	2,980	0	(2)
	07/2020			23,600		PEN	82,052	216	0
	08/2020		PEN	15,054	$		4,407	42	0
	09/2020		NGN	1,641,159			4,268	700	0
	09/2020	$		2,034		EGP	37,690	188	0
DUB	04/2020		BRL	529,884	$		103,291	1,314	0
	04/2020		PEN	5,343			1,522	0	(34)
	04/2020	$		101,926		BRL	529,884	51	0
	05/2020			103,160			529,884	0	(1,401)
	06/2020		IDR	2,617,200	$		180	21	0
	08/2020		TRY	30,161			3,132	0	(1,233)
FBF	04/2020	$		4,013		TRY	26,380	0	(25)
	06/2020			13,052		IDR	202,501,780	0	(789)
	08/2020		TRY	26,075	$		2,768	0	(1,007)
GLM	04/2020		BRL	211,999			42,107	1,323	(16)
	04/2020		HUF	5,861,821			19,336	1,412	0
	04/2020		PEN	2,916			831	0	(18)
	04/2020		RON	48,868			11,159	23	0
	04/2020		RUB	1,533,039		EUR	17,795	106	0
	04/2020			188,981	$		2,802	394	0
	04/2020	$		46,478		BRL	211,999	0	(5,678)
	04/2020			4,704		CLP	3,986,979	0	(43)
	04/2020			28,267		MYR	121,592	39	(69)
	04/2020			37,184		RON	159,977	0	(729)
	04/2020			5,596		RUB	396,086	0	(549)
	04/2020			1,584		ZAR	28,113	0	(14)
	05/2020		CLP	53,134	$		65	3	0
	05/2020		EUR	17,795			19,528	0	(124)
	05/2020		PEN	91,251			26,226	3	(320)
	05/2020		RUB	441,644			5,476	0	(142)
	05/2020	$		3,223		PEN	10,950	0	(40)
	05/2020			19,528		RUB	1,542,861	158	0
	06/2020		CLP	19,341,619	$		24,163	1,527	0
	06/2020		INR	363,169			4,863	140	0
	06/2020		MYR	5,847			1,369	16	0

38	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2020		SGD	136	$		95	$0	$(1)
	06/2020		TWD	285,908			9,592	31	0
	06/2020	$		27,205		MYR	114,767	0	(640)
	06/2020			18,459		PLN	71,620	0	(1,151)
	06/2020			3,575		THB	117,339	2	0
	09/2020			4,311		NGN	1,655,415	0	(712)
HUS	04/2020		CLP	3,753,137	$		4,476	88	0
	04/2020		ILS	16,309			4,431	0	(176)
	04/2020		MXN	114,839			4,610	0	(217)
	04/2020		MYR	19,962			4,489	0	(146)
	04/2020	$		1,323		EGP	22,444	90	0
	04/2020			1,029		GBP	873	56	0
	04/2020			638		HUF	191,782	0	(52)
	04/2020			4,489		MYR	19,962	135	0
	04/2020			6,783		ZAR	106,236	0	(847)
	05/2020		BRL	26,221	$		5,209	174	0
	05/2020		EUR	1,577			1,721	3	(24)
	05/2020		NGN	140,753			368	36	0
	05/2020	$		58,497		EUR	52,408	0	(601)
	06/2020		CNH	356,279	$		50,848	660	0
	06/2020		IDR	56,971,674			3,609	159	0
	06/2020		MXN	192,957			9,159	1,116	0
	06/2020		NGN	186,240			485	49	0
	06/2020		PHP	27,409			521	0	(10)
	06/2020		PLN	23,091			5,637	57	0
	06/2020		THB	247,400			7,858	317	0
	06/2020	$		2,750		EGP	44,096	0	(34)
	06/2020			326		NGN	122,785	0	(39)
	06/2020			101		PLN	397	0	(5)
	06/2020			2,820		THB	89,269	0	(99)
	09/2020		NGN	2,317,500	$		6,000	1,012	0
	09/2020	$		5,980		NGN	2,320,813	0	(978)
	12/2020			4,738		UYU	191,017	0	(625)
	02/2021		HKD	37,374	$		4,803	0	(12)
IND	04/2020		CZK	82,491			3,353	34	0
	04/2020		RON	10,103			2,316	14	0
	04/2020	$		11,666		CZK	281,565	0	(338)
	06/2020		THB	419,545	$		12,861	72	0
JPM	04/2020		BRL	25,421			5,387	495	0
	04/2020		HUF	1,784,276			5,932	476	0
	04/2020		RON	39,931			8,933	0	(167)
	04/2020		RUB	201,583			2,951	383	0
	04/2020	$		4,890		BRL	25,421	2	0
	04/2020			490		CZK	12,055	0	(5)
	04/2020			25		ILS	89	1	0
	04/2020			5,044		TRY	33,081	0	(70)
	04/2020			14,001		ZAR	238,264	0	(688)
	04/2020		ZAR	247,017	$		15,447	1,645	0
	05/2020		CLP	1,536,904			1,912	114	0
	05/2020		COP	5,769,555			1,437	22	0
	05/2020		NGN	139,795			365	35	0
	05/2020	$		37,151		CAD	49,147	0	(2,211)
	05/2020			9,160		EGP	146,356	4	(16)
	05/2020			3,944		EUR	3,606	40	0
	05/2020			3,555		NGN	1,368,954	0	(328)
	06/2020		CNH	236,213	$		33,685	412	(1)
	06/2020		IDR	111,640,575			7,064	303	0
	06/2020		KRW	11,387,104			9,308	96	(155)
	06/2020		PLN	27,252			6,395	0	(191)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2020	$		37,116		CNH	258,766	$0	$(665)
	06/2020			2,823		IDR	39,183,240	0	(450)
	06/2020			280		PLN	1,142	0	(5)
	06/2020			9,547		TWD	285,349	1	(6)
	09/2020		NGN	1,386,720	$		3,600	608	0
	09/2020	$		1,591		NGN	612,631	0	(273)
MEI	04/2020		MYR	19,962	$		4,704	80	0
MYI	04/2020		BRL	46,100			10,888	2,016	0
	04/2020		EGP	31,262			1,960	0	(16)
	04/2020		GBP	264			315	0	(13)
	04/2020		RUB	201,485			2,950	384	0
	04/2020	$		11,837		BRL	46,100	0	(2,966)
	04/2020			110		CZK	2,851	4	0
	04/2020			79		ILS	290	3	0
	04/2020			200		MYR	865	1	0
	04/2020			533		ZAR	8,767	0	(43)
	04/2020		ZAR	91,377	$		6,025	919	0
	05/2020		EUR	40,967			44,969	0	(288)
	05/2020	$		2,760		BRL	14,327	0	(9)
	06/2020		IDR	161,196,436	$		11,274	1,513	0
	06/2020		MYR	23,785			5,533	36	(9)
	06/2020		PLN	361			91	4	0
	06/2020	$		62,895		CNH	442,152	0	(611)
	06/2020			3,324		IDR	47,098,049	0	(472)
	06/2020			9,134		PHP	465,082	0	(128)
	06/2020			1,480		PLN	5,646	0	(116)
	06/2020			92,901		THB	2,897,773	0	(4,571)
	09/2020		EGP	37,690	$		2,082	0	(140)
RBC	06/2020		MYR	16,338			3,909	127	0
RYL	05/2020		COP	4,432,845			1,087	0	0
	06/2020		IDR	30,596,007			2,088	235	0
SCX	04/2020		BRL	17,876			3,515	75	0
	04/2020	$		3,438		BRL	17,876	2	0
	04/2020			1,866		MXN	43,915	0	(21)
	04/2020			15,059		TRY	98,621	0	(207)
	05/2020		CAD	51,466	$		38,803	2,216	0
	06/2020		IDR	49,828,080			3,056	39	0
	06/2020		PLN	1,063			268	11	0
	06/2020	$		76,260		PLN	294,679	0	(5,049)
	09/2020			2,508		NGN	964,761	0	(431)
SOG	04/2020		RUB	158,755	$		1,999	0	(24)
	04/2020	$		15,774		CZK	374,755	0	(697)
	06/2020		RUB	196,446	$		2,528	39	0
SSB	04/2020		BRL	39,882			7,902	227	0
	04/2020	$		82,121		BRL	359,805	0	(12,876)
TOR	04/2020		MXN	72,257	$		3,783	746	0
UAG	04/2020			135,093			5,560	0	(125)
	04/2020	$		114		CZK	2,829	0	0
	04/2020			565		MXN	13,455	1	0
	04/2020			269		ZAR	4,723	0	(5)
	05/2020			31,003		AUD	45,882	0	(2,776)
	06/2020			884		MXN	16,937	0	(179)

Total Forward Foreign Currency Contracts								$50,465	$(104,753)

40	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Call - OTC USD versus CZK	CZK	32.000	04/24/2020	71,700	$160	$7
GLM	Call - OTC USD versus PLN	PLN	9.000	04/22/2020	100,000	10	2

						$170	$9

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	$76.500	04/08/2020	130,200	$5	$0

Total Purchased Options					$175	$9

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500%	01/20/2021	5,300	$(4)	$(35)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	2,500	(2)	(16)

						$(6)	$(51)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC USD versus TRY	TRY	13.000	08/26/2020	15,700	$(1,307)	$(36)
DUB	Call - OTC USD versus TRY		13.000	08/27/2020	15,300	(1,356)	(35)
FBF	Call - OTC USD versus TRY		13.000	08/26/2020	15,600	(1,206)	(36)
GLM	Call - OTC EUR versus RUB	RUB	73.000	04/02/2020	21,100	(205)	(3,597)

						$(4,074)	$(3,704)

Total Written Options						$(4,080)	$(3,755)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Brazil Government International Bond	(1.000)%	Quarterly	12/20/2024	2.474%	$	4,600	$69	$231	$300	$0
BPS	Brazil Government International Bond	(1.000)	Quarterly	12/20/2024	2.474		20,300	(33)	1,355	1,322	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Brazil Government International Bond	(1.000)%	Quarterly	12/20/2024	2.474%	$	9,900	$54	$591	$645	$0
GST	Brazil Government International Bond	(1.000)	Quarterly	12/20/2024	2.474		5,800	(9)	387	378	0
JPM	Brazil Government International Bond	(1.000)	Quarterly	12/20/2024	2.474		400	6	20	26	0

								$87	$2,584	$2,671	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Huarong Finance Co. Ltd.	1.000%	Quarterly	10/23/2020	0.652%		$3,600	$(3)	$17	$14	$0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.307		600	(25)	27	2	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2020	3.300	EUR	21,700	(479)	364	0	(115)
BPS	Egypt Government International Bond	1.000	Quarterly	06/20/2020	3.702		$2,100	0	(12)	0	(12)
BRC	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	7.046		3,000	161	(255)	0	(94)
CBK	South Africa Government International Bond	1.000	Quarterly	12/20/2020	2.429		3,200	14	(46)	0	(32)
DUB	Egypt Government International Bond	1.000	Quarterly	06/20/2020	3.702		5,500	(160)	129	0	(31)
FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	4.791		10,000	(853)	232	0	(621)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.752		1,400	(7)	15	8	0
GST	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.392		9,000	24	5	29	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	9.639		1,200	(12)	(106)	0	(118)
HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.695		14,600	76	(61)	15	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.752		6,900	(28)	68	40	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	2.429		3,900	6	(45)	0	(39)
	Turkey Government International Bond	1.000	Quarterly	06/20/2020	3.404		6,100	(141)	110	0	(31)
JPM	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	9.639		1,300	(13)	(115)	0	(128)
	Turkey Government International Bond	1.000	Quarterly	06/20/2020	3.404		2,800	(62)	48	0	(14)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	4.171		5,800	(454)	237	0	(217)
NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645		13,400	(27)	(234)	0	(261)

								$(1,983)	$378	$108	$(1,713)

42	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	900	$128	$(25)	$103	$0
MYC	CDX.EM-32 5-Year Index	(1.000)	Quarterly	12/20/2024		2,100	300	(61)	239	0

							$428	$(86)	$342	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month TRY-LIBOR plus 0.114% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/20/2021	TRY	247,600	$ 38,358	$345	$(1,345)	$0	$(1,000)
	Floating rate equal to 3-Month USD-LIBOR plus 0.114% based on the notional amount of currency received	Floating rate equal to 3-Month TRY-LIBOR based on the notional amount of currency delivered	Maturity	04/24/2021		$ 38,358	TRY 247,600	(345)	1,505	1,160	0
GLM	Floating rate equal to 3-Month TRY-LIBOR plus 0.223% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	04/16/2024	TRY	34,700	USD 6,006	2	1,931	1,933	0
GST	Floating rate equal to 3-Month USD-LIBOR plus 0.127% based on the notional amount of currency received	Floating rate equal to 3-Month TRY-LIBOR based on the notional amount of currency delivered	Maturity	03/20/2021		$ 40,831	TRY 247,600	17	3,024	3,041	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Floating rate equal to 3-Month USD-LIBOR plus 0.176% based on the notional amount of currency received	Floating rate equal to 3-Month TRY-LIBOR based on the notional amount of currency delivered	Maturity	09/16/2020		$ 28,717	TRY 163,400	$(4)	$1,066	$1,062	$0
HUS	Floating rate equal to 3-Month TRY-LIBOR plus 0.197% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/27/2020	TRY	57,987	$ 12,081	(18)	(2,043)	0	(2,061)

								$(3)	$4,138	$7,196	$(3,061)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month CNY-CNREPOFIX	2.330%	Quarterly	03/05/2025	CNY	262,600	$0	$173	$173	$0
	Receive	3-Month COP-IBR Compounded-OIS	5.340	Quarterly	02/26/2024	COP	27,739,000	0	(289)	0	(289)
	Receive	3-Month COP-IBR Compounded-OIS	6.050	Quarterly	02/15/2029		19,262,000	0	(257)	0	(257)
	Receive	3-Month ILS-TELBOR	0.740	Annual	06/20/2020	ILS	88,300	0	(80)	0	(80)
	Pay	3-Month ILS-TELBOR	1.963	Annual	02/16/2028		28,700	(2)	764	762	0
	Receive	3-Month ILS-TELBOR	0.800	Annual	04/24/2028		130,200	0	(175)	0	(175)
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	587	587	0
	Receive	3-Month KRW-KORIBOR	1.197	Quarterly	03/18/2025	KRW	64,449,000	0	(434)	0	(434)
BPS	Pay	3-Month CNY-CNREPOFIX	2.378	Quarterly	03/18/2025	CNY	22,300	0	22	22	0
	Pay	3-Month CNY-CNREPOFIX	2.438	Quarterly	03/18/2025		111,100	0	153	153	0
	Receive	3-Month COP-IBR Compounded-OIS	5.340	Quarterly	02/13/2024	COP	35,601,000	0	(376)	0	(376)
	Pay	3-Month COP-IBR Compounded-OIS	5.240	Quarterly	04/29/2024		31,289,000	0	295	295	0
	Receive	3-Month COP-IBR Compounded-OIS	5.610	Quarterly	02/11/2026		81,064,000	0	(861)	0	(861)
	Pay	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	06/21/2026		18,583,800	0	272	272	0
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	01/11/2029		77,875,400	24	(988)	0	(964)
	Receive	3-Month COP-IBR Compounded-OIS	5.980	Quarterly	02/12/2029		19,455,000	0	(236)	0	(236)
	Receive	3-Month COP-IBR Compounded-OIS	6.050	Quarterly	02/13/2029		41,705,000	0	(560)	0	(560)

44	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month ILS-TELBOR	1.805%	Annual	12/12/2025	ILS	1,700	$0	$35	$35	$0
	Receive	3-Month KRW-KORIBOR	1.420	Quarterly	01/23/2022	KRW	167,322,800	0	(1,099)	0	(1,099)
	Pay	3-Month KRW-KORIBOR	1.450	Quarterly	01/23/2025		67,610,200	0	1,107	1,107	0
	Pay	6-Month THB-THBFIX	2.390	Semi-Annual	12/19/2028	THB	275,200	0	858	858	0
	Pay	6-Month THB-THBFIX	2.417	Semi-Annual	12/19/2028		63,600	0	203	203	0
BRC	Pay	3-Month ILS-TELBOR	0.140	Annual	06/20/2020	ILS	741,600	0	89	89	0
	Receive	3-Month ILS-TELBOR	0.374	Annual	06/20/2020		214,300	0	(198)	0	(198)
	Pay	3-Month ILS-TELBOR	1.050	Annual	02/27/2024		12,800	0	90	90	0
	Receive	3-Month ILS-TELBOR	0.513	Annual	08/12/2024		39,500	0	(52)	0	(52)
	Receive	3-Month ILS-TELBOR	0.795	Annual	06/20/2028		43,000	0	(50)	0	(50)
	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028		46,200	0	1,413	1,413	0
BSH	Receive	6-Month CLP-CHILIBOR	2.910	Semi-Annual	06/06/2023	CLP	10,000,000	0	(697)	0	(697)
	Pay	6-Month CLP-CHILIBOR	3.790	Semi-Annual	03/14/2026		15,998,900	0	2,016	2,016	0
	Receive	6-Month CLP-CHILIBOR	3.300	Semi-Annual	06/21/2029		3,550,000	0	(253)	0	(253)
CBK	Pay	3-Month COP-IBR Compounded-OIS	4.840	Quarterly	03/22/2021	COP	24,025,600	0	100	100	0
	Pay	3-Month COP-IBR Compounded-OIS	5.120	Quarterly	12/11/2021		44,294,200	0	328	328	0
	Receive	3-Month COP-IBR Compounded-OIS	5.340	Quarterly	02/26/2024		76,479,000	0	(797)	0	(797)
	Pay	3-Month COP-IBR Compounded-OIS	5.255	Quarterly	04/29/2024		27,422,000	0	262	262	0
	Pay	3-Month COP-IBR Compounded-OIS	4.582	Quarterly	06/18/2024		16,550,000	0	38	38	0
	Pay	3-Month COP-IBR Compounded-OIS	5.780	Quarterly	06/07/2026		21,863,000	0	270	270	0
	Pay	3-Month COP-IBR Compounded-OIS	6.395	Quarterly	10/24/2028		29,025,400	0	601	601	0
	Receive	3-Month COP-IBR Compounded-OIS	5.990	Quarterly	01/14/2029		20,741,300	(4)	(264)	0	(268)
	Pay	3-Month COP-IBR Compounded-OIS	5.770	Quarterly	03/26/2029		28,930,500	0	215	215	0
	Pay	3-Month ILS-TELBOR	1.041	Annual	05/15/2024	ILS	80,700	0	753	753	0
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		146,100	0	(1,172)	0	(1,172)
	Receive	3-Month ILS-TELBOR	0.485	Annual	08/09/2024		64,700	0	(60)	0	(60)
	Pay	6-Month CLP-CHILIBOR	3.650	Semi-Annual	11/14/2023	CLP	326,700	0	36	36	0
	Receive	6-Month CLP-CHILIBOR	3.763	Semi-Annual	05/24/2029		2,445,900	(38)	(264)	0	(302)
	Pay	6-Month THB-THBFIX	2.625	Semi-Annual	07/27/2025	THB	158,600	0	406	406	0
	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	09/23/2025		294,600	0	851	851	0
DUB	Pay	1-Year BRL-CDI	7.238	Maturity	01/04/2021	BRL	285,600	0	2,508	2,508	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month COP-IBR Compounded-OIS	4.910%	Quarterly	03/16/2021	COP	94,278,300	$0	$405	$405	$0
	Pay	3-Month COP-IBR Compounded-OIS	5.275	Quarterly	04/04/2023		15,847,400	0	170	170	0
	Receive	3-Month COP-IBR Compounded-OIS	5.300	Quarterly	02/12/2024		37,015,000	0	(378)	0	(378)
	Pay	3-Month COP-IBR Compounded-OIS	5.171	Quarterly	05/21/2024		135,854,300	0	1,149	1,149	0
	Receive	3-Month COP-IBR Compounded-OIS	6.445	Quarterly	07/01/2025		22,000,000	0	(488)	0	(488)
	Receive	3-Month COP-IBR Compounded-OIS	6.050	Quarterly	02/15/2029		8,379,000	0	(112)	0	(112)
	Receive	3-Month ILS-TELBOR	0.414	Annual	06/20/2020	ILS	89,200	0	(92)	0	(92)
	Receive	3-Month ILS-TELBOR	0.590	Annual	10/11/2020		284,000	0	(357)	0	(357)
	Receive	3-Month ILS-TELBOR	0.690	Annual	09/27/2027		25,100	0	4	4	0
	Pay	3-Month ILS-TELBOR	2.100	Annual	06/20/2028		11,000	0	377	377	0
	Pay	6-Month THB-THBFIX	2.580	Semi-Annual	10/19/2025	THB	162,100	0	418	418	0
FBF	Pay	6-Month CLP-CHILIBOR	3.270	Semi-Annual	03/18/2021	CLP	10,010,000	0	326	326	0
	Pay	6-Month THB-THBFIX	2.780	Semi-Annual	09/23/2025	THB	50,980	0	145	145	0
GLM	Pay	3-Month COP-IBR Compounded-OIS	5.495	Quarterly	08/30/2023	COP	12,586,800	0	152	152	0
	Receive	3-Month COP-IBR Compounded-OIS	5.338	Quarterly	02/14/2024		151,326,000	(7)	(1,587)	0	(1,594)
	Pay	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	03/21/2024		16,490,000	0	299	299	0
	Pay	3-Month COP-IBR Compounded-OIS	5.170	Quarterly	05/23/2024		11,411,000	0	96	96	0
	Receive	3-Month COP-IBR Compounded-OIS	4.880	Quarterly	06/07/2024		114,457,000	(8)	(607)	0	(615)
	Pay	3-Month COP-IBR Compounded-OIS	6.120	Quarterly	10/16/2024		26,001,500	(3)	477	474	0
	Receive	3-Month ILS-TELBOR	0.370	Annual	06/20/2020	ILS	178,100	13	(175)	0	(162)
	Pay	3-Month ILS-TELBOR	0.235	Annual	01/15/2023		122,700	0	(83)	0	(83)
	Pay	3-Month ILS-TELBOR	1.408	Annual	12/10/2023		244,300	0	2,834	2,834	0
	Pay	3-Month ILS-TELBOR	1.048	Annual	02/27/2024		171,400	0	1,199	1,199	0
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		91,200	0	(732)	0	(732)
	Receive	3-Month ILS-TELBOR	0.960	Annual	05/24/2024		235,300	0	(1,919)	0	(1,919)
	Receive	3-Month ILS-TELBOR	0.520	Annual	08/12/2024		51,200	0	(72)	0	(72)
	Pay	3-Month ILS-TELBOR	1.898	Annual	12/17/2025		59,900	0	1,241	1,241	0
	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028		3,200	0	86	86	0
	Pay	3-Month ILS-TELBOR	1.883	Annual	03/21/2028		37,800	0	926	926	0
	Receive	3-Month ILS-TELBOR	0.720	Annual	06/20/2028		20,200	0	6	6	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	588	588	0

46	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	3-Month ILS-TELBOR	0.820%	Annual	01/15/2030	ILS	36,800	$0	$55	$55	$0
	Pay	3-Month KRW-KORIBOR	1.193	Quarterly	03/18/2022	KRW	147,137,000	0	563	563	0
	Receive	6-Month CLP-CHILIBOR	2.050	Semi-Annual	08/01/2021	CLP	21,555,000	0	(482)	0	(482)
	Pay	6-Month CLP-CHILIBOR	3.455	Semi-Annual	06/02/2022		12,855,400	0	933	933	0
	Pay	6-Month CLP-CHILIBOR	3.535	Semi-Annual	11/14/2022		5,515,400	0	480	480	0
	Receive	6-Month CLP-CHILIBOR	3.015	Semi-Annual	06/20/2026		5,445,000	0	(386)	0	(386)
	Pay	6-Month CLP-CHILIBOR	4.095	Semi-Annual	06/01/2027		15,023,700	0	2,340	2,340	0
	Pay	6-Month CLP-CHILIBOR	3.830	Semi-Annual	05/22/2029		6,734,700	0	883	883	0
	Pay	6-Month CLP-CHILIBOR(8)	4.319	Semi-Annual	05/22/2029		10,120,000	0	352	352	0
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029		1,715,500	0	116	116	0
	Pay	6-Month THB-THBFIX	2.110	Semi-Annual	01/26/2022	THB	1,415,700	816	263	1,079	0
	Pay	6-Month THB-THBFIX	1.990	Semi-Annual	06/08/2023		781,200	183	677	860	0
	Pay	6-Month THB-THBFIX	0.868	Semi-Annual	03/18/2025		2,145,600	0	(507)	0	(507)
GST	Receive	6-Month HUF-BBR	0.830	Annual	12/21/2020	HUF	10,610,500	17	(171)	0	(154)
HUS	Pay	3-Month CNY-CNREPOFIX	2.525	Quarterly	03/17/2025	CNY	194,800	0	381	381	0
	Pay	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	03/21/2024	COP	30,644,600	0	556	556	0
	Receive	3-Month ILS-TELBOR	0.370	Annual	06/20/2020	ILS	93,400	0	(85)	0	(85)
	Pay	3-Month ILS-TELBOR	1.018	Annual	03/11/2024		117,300	0	779	779	0
	Pay	3-Month ILS-TELBOR	1.018	Annual	05/15/2024		64,800	0	583	583	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		20,000	1	634	635	0
	Pay	6-Month THB-THBFIX	1.990	Semi-Annual	06/08/2023	THB	308,900	10	330	340	0
	Pay	6-Month THB-THBFIX	2.505	Semi-Annual	01/28/2025		118,800	0	261	261	0
JPM	Pay	3-Month COP-IBR Compounded-OIS	5.230	Quarterly	05/28/2020	COP	28,690,000	0	28	28	0
	Pay	3-Month COP-IBR Compounded-OIS	4.840	Quarterly	03/22/2021		51,628,600	0	215	215	0
	Pay	3-Month COP-IBR Compounded-OIS	5.250	Quarterly	04/23/2024		43,681,500	0	419	419	0
	Receive	3-Month COP-IBR Compounded-OIS	4.880	Quarterly	06/07/2024		48,804,400	0	(262)	0	(262)
	Pay	3-Month COP-IBR Compounded-OIS	4.607	Quarterly	06/17/2024		37,598,500	0	96	96	0
	Pay	3-Month COP-IBR Compounded-OIS	5.730	Quarterly	06/21/2024		24,420,500	0	331	331	0
	Receive	3-Month COP-IBR Compounded-OIS	5.630	Quarterly	02/07/2026		16,543,000	0	(181)	0	(181)
	Pay	3-Month COP-IBR Compounded-OIS	5.770	Quarterly	06/07/2026		36,887,000	0	450	450	0
	Receive	3-Month COP-IBR Compounded-OIS	6.390	Quarterly	11/21/2028		37,114,100	0	(744)	0	(744)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	3-Month COP-IBR Compounded-OIS	6.320%	Quarterly	12/10/2028	COP	28,956,000	$0	$(533)	$0	$(533)
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029		31,432,000	0	(371)	0	(371)
	Receive	3-Month ILS-TELBOR	0.420	Annual	06/20/2020	ILS	78,300	0	(83)	0	(83)
	Pay	3-Month ILS-TELBOR	0.140	Annual	10/11/2020		284,000	0	(10)	0	(10)
	Receive	3-Month ILS-TELBOR	0.475	Annual	08/09/2024		67,300	0	(53)	0	(53)
	Receive	3-Month ILS-TELBOR	0.813	Annual	06/20/2028		24,300	0	(38)	0	(38)
	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028		17,000	0	574	574	0
	Receive	6-Month CLP-CHILIBOR	3.540	Semi-Annual	06/04/2029	CLP	4,085,000	0	(403)	0	(403)
	Receive	6-Month HUF-BBR	0.830	Annual	12/21/2020	HUF	10,610,300	0	(154)	0	(154)
MYC	Pay	6-Month THB-THBFIX	1.110	Semi-Annual	01/24/2022	THB	2,930,600	0	450	450	0
	Receive	6-Month THB-THBFIX	0.816	Semi-Annual	03/18/2022		2,214,300	0	25	25	0
	Receive	6-Month THB-THBFIX	1.265	Semi-Annual	01/24/2025		1,196,500	0	(427)	0	(427)
SCX	Receive	3-Month CNY-CNREPOFIX	2.895	Quarterly	09/17/2024	CNY	92,300	0	(388)	0	(388)
	Receive	6-Month THB-THBFIX	1.209	Semi-Annual	01/15/2025	THB	1,190,800	0	(328)	0	(328)

								$1,002	$16,747	$39,122	$(21,373)

Total Swap Agreements								$(469)	$23,761	$49,439	$(26,147)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$12,685	$0	$1,838	$14,523	$(12,640)	$0	$(1,350)	$(13,990)	$533	$(1,140)	$(607)
BPS	2,316	7	4,267	6,590	(7,150)	(36)	(4,108)	(11,294)	(4,704)	5,500	796
BRC	1,062	0	2,237	3,299	(11,024)	0	(394)	(11,418)	(8,119)	9,051	932
BSH	225	0	2,016	2,241	(1,053)	0	(950)	(2,003)	238	(680)	(442)
CBK	10,227	0	5,123	15,350	(16,945)	0	(3,631)	(20,576)	(5,226)	25,796	20,570
DUB	1,386	0	5,031	6,417	(2,668)	(35)	(1,458)	(4,161)	2,256	(2,864)	(608)
FBF	0	0	479	479	(1,821)	(36)	(621)	(2,478)	(1,999)	2,257	258
GLM	5,177	2	17,495	22,674	(10,246)	(3,597)	(6,552)	(20,395)	2,279	(2,060)	219
GST	0	0	4,510	4,510	0	(51)	(272)	(323)	4,187	(3,932)	255
HUS	3,952	0	3,590	7,542	(3,865)	0	(2,216)	(6,081)	1,461	(1,490)	(29)
IND	120	0	0	120	(338)	0	0	(338)	(218)	294	76
JPM	4,637	0	2,139	6,776	(5,231)	0	(3,191)	(8,422)	(1,646)	2,937	1,291
MEI	80	0	0	80	0	0	0	0	80	0	80
MYC	0	0	714	714	0	0	(427)	(427)	287	(475)	(188)
MYI	4,880	0	0	4,880	(9,382)	0	0	(9,382)	(4,502)	4,081	(421)
NGF	0	0	0	0	0	0	(261)	(261)	(261)	291	30

48	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
RBC	$127	$0	$0	$127	$0	$0	$0	$0	$127	$(180)	$(53)
RYL	235	0	0	235	0	0	0	0	235	(360)	(125)
SCX	2,343	0	0	2,343	(5,708)	0	(716)	(6,424)	(4,081)	3,689	(392)
SOG	39	0	0	39	(721)	0	0	(721)	(682)	495	(187)
SSB	227	0	0	227	(12,876)	0	0	(12,876)	(12,649)	12,503	(146)
TOR	746	0	0	746	0	0	0	0	746	(670)	76
UAG	1	0	0	1	(3,085)	0	0	(3,085)	(3,084)	2,868	(216)

Total Over the Counter	$50,465	$9	$49,439	$99,913	$(104,753)	$(3,755)	$(26,147)	$(134,655)

(n)

Securities with an aggregate market value of $69,762 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	10	0	0	8,122	8,132

	$0	$10	$0	$0	$8,127	$8,137

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50,465	$0	$50,465
Purchased Options	0	0	0	9	0	9
Swap Agreements	0	3,121	0	7,196	39,122	49,439

	$0	$3,121	$0	$57,670	$39,122	$99,913

	$0	$3,131	$0	$57,670	$47,249	$108,050

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$396	$0	$0	$7,337	$7,733

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$104,753	$0	$104,753
Written Options	0	51	0	3,704	0	3,755
Swap Agreements	0	1,713	0	3,061	21,373	26,147

	$0	$1,764	$0	$111,518	$21,373	$134,655

	$0	$2,160	$0	$111,518	$28,710	$142,388

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(23)	$(23)
Futures	0	0	0	0	9,769	9,769
Swap Agreements	0	(1,768)	0	0	(6,280)	(8,048)

	$0	$(1,768)	$0	$0	$3,466	$1,698

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(34,533)	$0	$(34,533)
Purchased Options	0	(12)	0	267	(15)	240
Written Options	0	584	0	1,216	0	1,800
Swap Agreements	0	936	0	2,977	18,735	22,648

	$0	$1,508	$0	$(30,073)	$18,720	$(9,845)

	$0	$(260)	$0	$(30,073)	$22,186	$(8,147)

50	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,245)	$(2,245)
Swap Agreements	0	(1,631)	0	0	(4,445)	(6,076)

	$0	$(1,631)	$0	$0	$(6,690)	$(8,321)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(41,008)	$0	$(41,008)
Purchased Options	0	0	0	55	(6)	49
Written Options	0	(109)	0	(1,827)	0	(1,936)
Swap Agreements	0	1,910	0	5,596	1,927	9,433

	$0	$1,801	$0	$(37,184)	$1,921	$(33,462)

	$0	$170	$0	$(37,184)	$(4,769)	$(41,783)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$600	$557	$1,157
Sovereign Issues	0	20,528	0	20,528
Brazil
Corporate Bonds & Notes	0	67,501	0	67,501
Loan Participations and Assignments	0	0	22,755	22,755
Sovereign Issues	0	476	0	476
Cayman Islands
Asset-Backed Securities	0	0	7,381	7,381
Convertible Bonds & Notes	0	4,052	0	4,052
Corporate Bonds & Notes	0	11,959	0	11,959
Chile
Corporate Bonds & Notes	0	911	0	911
Sovereign Issues	0	34,541	0	34,541
China
Corporate Bonds & Notes	0	1,606	0	1,606
Colombia
Corporate Bonds & Notes	0	20,466	0	20,466
Sovereign Issues	0	86,017	0	86,017
Czech Republic
Sovereign Issues	0	35,796	0	35,796
Dominican Republic
Sovereign Issues	0	36,580	0	36,580
Egypt
Sovereign Issues	0	3,345	0	3,345
El Salvador
Sovereign Issues	0	1,762	0	1,762
Germany
Corporate Bonds & Notes	0	38,957	0	38,957
Ghana
Sovereign Issues	0	12,475	0	12,475

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Hong Kong
Corporate Bonds & Notes	$0	$17,394	$0	$17,394
Hungary
Sovereign Issues	0	100,197	0	100,197
India
Corporate Bonds & Notes	0	6,494	0	6,494
Indonesia
Corporate Bonds & Notes	0	9,724	0	9,724
Sovereign Issues	0	5,216	0	5,216
Ireland
Corporate Bonds & Notes	0	1,535	0	1,535
Italy
Corporate Bonds & Notes	0	4,037	0	4,037
Jersey, Channel Islands
Asset-Backed Securities	0	0	5,748	5,748
Kazakhstan
Corporate Bonds & Notes	0	6,862	0	6,862
Luxembourg
Corporate Bonds & Notes	0	9,455	5	9,460
Malaysia
Sovereign Issues	0	66,961	0	66,961
Mauritius
Corporate Bonds & Notes	0	5,120	0	5,120
Mexico
Corporate Bonds & Notes	0	32,843	0	32,843
Sovereign Issues	0	291	0	291
Mongolia
Sovereign Issues	0	2,610	0	2,610
Netherlands
Asset-Backed Securities	0	374	0	374
Corporate Bonds & Notes	0	9,540	0	9,540
Nigeria
Sovereign Issues	0	3,997	0	3,997
Peru
Corporate Bonds & Notes	0	15,968	0	15,968
Sovereign Issues	0	120,499	0	120,499
Philippines
Sovereign Issues	0	8,434	0	8,434
Poland
Sovereign Issues	0	76,271	0	76,271
Romania
Sovereign Issues	0	29,780	0	29,780
Russia
Sovereign Issues	0	108,885	0	108,885
Senegal
Loan Participations and Assignments	0	0	7,438	7,438
South Africa
Corporate Bonds & Notes	0	15,194	0	15,194
Loan Participations and Assignments	0	0	22,685	22,685
Sovereign Issues	0	105,209	0	105,209
South Korea
Sovereign Issues	0	432	0	432
Spain
Sovereign Issues	0	995	0	995
Thailand
Sovereign Issues	0	70,370	0	70,370
Turkey
Corporate Bonds & Notes	0	195	0	195
Sovereign Issues	0	37,069	0	37,069

52	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Ukraine
Sovereign Issues	$0	$21,602	$0	$21,602
United Kingdom
Corporate Bonds & Notes	0	2,495	0	2,495
Non-Agency Mortgage-Backed Securities	0	21,499	0	21,499
United States
Asset-Backed Securities	0	87,973	0	87,973
Corporate Bonds & Notes	0	95,132	0	95,132
Loan Participations and Assignments	0	4,478	0	4,478
Non-Agency Mortgage-Backed Securities	0	61,675	0	61,675
U.S. Government Agencies	0	190	0	190
Uruguay
Sovereign Issues	0	3,809	0	3,809
Short-Term Instruments
Argentina Treasury Bills	0	1,905	590	2,495
Egypt Treasury Bills	0	11,161	0	11,161
U.S. Treasury Bills	0	90,191	0	90,191
	$0	$1,651,633	$67,159	$1,718,792

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$151,983	$0	$0	$151,983
Total Investments	$151,983	$1,651,633	$67,159	$1,870,775

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5	8,132	0	8,137
Over the counter	0	99,913	0	99,913
	$5	$108,045	$0	$108,050

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(7,733)	0	(7,733)
Over the counter	0	(134,655)	0	(134,655)
	$0	$(142,388)	$0	$(142,388)
Total Financial Derivative Instruments	$5	$(34,343)	$0	$(34,338)
Totals	$151,988	$1,617,290	$67,159	$1,836,437

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$798	$0	$10	$0	$(251)	$0	$0	$557	$(251)
Brazil
Loan Participations and Assignments	22,536	0	0	0	0	219	0	0	22,755	219
Cayman Islands
Asset-Backed Securities	0	10,541	(3,175)	17	10	(12)	0	0	7,381	(12)
Jersey, Channel Islands
Asset-Backed Securities	0	9,555	(3,877)	49	43	(22)	0	0	5,748	(22)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

March 31, 2020

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(1)
Luxembourg
Corporate Bonds & Notes	$0	$1	$0	$0	$0	$4	$0	$0	$5	$4
Mexico	0	0	0	0	0	0	0	0	0	0
Qatar
Loan Participations and Assignments	26,599	8,039	(34,826)	12	63	113	0	0	0	0
Senegal
Loan Participations and Assignments	0	7,617	0	0	0	(179)	0	0	7,438	(179)
South Africa
Loan Participations and Assignments	0	22,641	0	(6)	0	50	0	0	22,685	50
Short-Term Instruments
Argentina Treasury Bills	0	663	0	1	0	(74)	0	0	590	(74)

Totals	$49,135	$59,855	$(41,878)	$83	$116	$(152)	$0	$0	$67,159	$(265)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$557	Other Valuation Techniques(2)	—	—	—
Brazil
Loan Participations and Assignments	22,755	Proxy Pricing	Base Price	100.830	—
Cayman Islands
Asset-Backed Securities	7,381	Indicative Market Quotation	Broker Quote	99.630	—
Jersey, Channel Islands
Asset-Backed Securities	5,748	Other Valuation Techniques(2)	—	—	—
Luxembourg
Corporate Bonds & Notes	5	Other Valuation Techniques(2)	—	—	—
Senegal
Loan Participations and Assignments	7,438	Proxy Pricing	Base Price	98.080	—
South Africa
Loan Participations and Assignments	22,685	Proxy Pricing	Base Price	100.625	—
Short-Term Instruments
Argentina Treasury Bills	590	Other Valuation Techniques(2)	—	—	—

Total	$67,159

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

54	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2020	55

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

56	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2020

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV

ANNUAL REPORT	MARCH 31, 2020	57

Notes to Financial Statements (Cont.)

determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

58	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2020

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that

ANNUAL REPORT	MARCH 31, 2020	59

Notes to Financial Statements (Cont.)

security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

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securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing

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Notes to Financial Statements (Cont.)

Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$0	$352,258	$(351,656)	$(602)	$0	$0	$479	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$168,491	$2,492,291	$(2,507,800)	$(980)	$(19)	$151,983	$1,590	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond

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Notes to Financial Statements (Cont.)

principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the

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effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the

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Notes to Financial Statements (Cont.)

Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks,

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commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date

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Notes to Financial Statements (Cont.)

and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending   In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to

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interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an

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Notes to Financial Statements (Cont.)

amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default

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Notes to Financial Statements (Cont.)

swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular

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swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional

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Notes to Financial Statements (Cont.)

amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk   is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and

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Notes to Financial Statements (Cont.)

related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk   is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk   is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk   is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

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Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk   is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global

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Notes to Financial Statements (Cont.)

economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

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operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in

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Notes to Financial Statements (Cont.)

respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.45%	0.45%	0.55%	0.65%(1)	0.60%	0.60%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution

80	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2020

of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2020	81

Notes to Financial Statements (Cont.)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$79,118	$386,926

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

82	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2020

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$3,005,835	$3,105,979	$2,054,211	$3,023,967

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020		Year Ended 03/31/2019
	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	40,299	$276,583	131,412		$889,980

I-2	8,801	60,331	9,728		66,718

I-3	1,277	8,880	1,056	(a)	7,150	(a)

Administrative Class	N/A	N/A	34	(b)	246	(b)

Class A	1,691	11,817	5,198		35,523

Class C	225	1,574	277		1,905

Issued as reinvestment of distributions

Institutional Class	16,708	114,221	28,701		194,485

I-2	680	4,654	510		3,462

I-3	94	640	14	(a)	96	(a)

Administrative Class	N/A	N/A	16	(b)	108	(b)

Class A	367	2,513	614		4,163

Class C	72	494	92		628

ANNUAL REPORT	MARCH 31, 2020	83

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2020		Year Ended 03/31/2019
	Shares	Amount	Shares		Amount

Cost of shares redeemed

Institutional Class	(292,212)	$(1,977,481)	(219,652)		$(1,491,465)

I-2	(9,273)	(62,500)	(11,481)		(78,351)

I-3	(553)	(3,491)	(72	)(a)	(477	)(a)

Administrative Class	N/A	N/A	(593	)(b)	(3,845	)(b)

Class A	(6,735)	(45,506)	(7,393)		(50,152)

Class C	(875)	(5,995)	(963)		(6,621)

Net increase (decrease) resulting from Fund share transactions	(239,434)	$(1,613,266)	(62,502)		$(426,447)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.

As of March 31, 2020, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 23% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

84	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2020

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$0	$(302,919)	$(835)	$(210,637)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Local Currency and Bond Fund	$92,016	$118,621

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Local Currency and Bond Fund	$2,165,868	$216,291	$(534,349)	$(318,058)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

ANNUAL REPORT	MARCH 31, 2020	85

Notes to Financial Statements (Cont.)

March 31, 2020

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$0	$136,206	$0	$0	$218,637

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

86	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Local Currency and Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Emerging Markets Local Currency and Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related statements of operations and cash flows for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	87

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	NOM	Nomura Securities International Inc.
FAR	Wells Fargo Bank National Association	RBC	Royal Bank of Canada
FBF	Credit Suisse International	RDR	RBC Capital Markets LLC
FOB	Credit Suisse Securities (USA) LLC	RYL	NatWest Markets Plc
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	SOG	Societe Generale Paris
HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	The Toronto-Dominion Bank
JML	JP Morgan Securities Plc	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	KZT	Kazakhstani Tenge
CAD	Canadian Dollar	MXN	Mexican Peso
CLP	Chilean Peso	MYR	Malaysian Ringgit
CNH	Chinese Renminbi (Offshore)	NGN	Nigerian Naira
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DOP	Dominican Peso	RON	Romanian New Leu
EGP	Egyptian Pound	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
GHS	Ghanaian Cedi	TRY	Turkish New Lira
HKD	Hong Kong Dollar	TWD	Taiwanese Dollar
HUF	Hungarian Forint	UAH	Ukrainian Hryvnia
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	UYU	Uruguayan Peso
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	EUR003M	3 Month EUR Swap Rate
BADLARPP	Argentina Badlar Floating Rate Notes	IBR	Indicador Bancario de Referencia
CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate
CNREPOFIX	China Fixing Repo Rates 7-Day

88	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CHILIBOR	Chile Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
JSC	Joint Stock Company	THBFIX	Thai Baht Floating-Rate Fix
KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2020	89

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Emerging Markets Local Currency and Bond Fund	0%	0%	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

90	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2020	91

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

92	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2020	93

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

94	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	95

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

96	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3011AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO High Yield Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO HIGH YIELD FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (cont)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO HIGH YIELD FUND

Important Information About the PIMCO High Yield Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO High Yield Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and

6	PIMCO HIGH YIELD FUND

expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	04/27/18	01/16/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO High Yield Fund (Cont.)

the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO HIGH YIELD FUND

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ANNUAL REPORT	MARCH 31, 2020	9

PIMCO High Yield Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	(4.86)%	2.86%	5.26%	7.13%
PIMCO High Yield Fund I-2	(4.95)%	2.76%	5.16%	7.02%
PIMCO High Yield Fund I-3	(5.00)%	2.71%	5.11%	6.94%
PIMCO High Yield Fund Administrative Class	(5.08)%	2.61%	5.00%	6.87%
PIMCO High Yield Fund Class A	(5.19)%	2.50%	4.90%	6.72%
PIMCO High Yield Fund Class A (adjusted)	(8.74)%	1.72%	4.50%	6.55%
PIMCO High Yield Fund Class C	(5.90)%	1.74%	4.12%	5.93%
PIMCO High Yield Fund Class C (adjusted)	(6.80)%	1.74%	4.12%	5.93%
PIMCO High Yield Fund Class R	(5.42)%	2.25%	4.64%	6.46%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	(5.56)%	2.90%	5.61%	6.79%♦
Lipper High Yield Funds Average	(7.48)%	1.76%	4.58%	6.05%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for the Institutional Class shares, 0.69% for I-2 shares, 0.79% for I-3 shares, 0.84% for Administrative Class shares, 0.94% for Class A shares, 1.69% for Class C shares and 1.19% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	I-2 - PHLPX	I-3 - PHNNX	Administrative Class - PHYAX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of March 31, 2020†§

Corporate Bonds & Notes	81.0%
Short-Term Instruments‡	9.7%
U.S. Treasury Obligations	5.4%
Loan Participations and Assignments	3.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the energy sector contributed to performance, as the energy sector underperformed the broader market.

»	Overweight exposure to the healthcare sector contributed to performance, as the healthcare sector outperformed the broader market.

»	Security selection in the finance & insurance sector contributed to performance, as the Fund’s finance & insurance positions outperformed the broader sector.
»	Security selection in the energy sector detracted from performance, as the Fund’s energy positions underperformed the broader sector.

»	Security selection in the banking sector detracted from performance, as the Fund’s banking positions underperformed the broader sector.

»	Underweight exposure to the telecommunications sector detracted from performance, as the telecommunications sector outperformed the broader market.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$911.80	$2.72	$1,000.00	$1,022.15	$2.88	0.57%
I-2	1,000.00	911.40	3.20	1,000.00	1,021.65	3.39	0.67
I-3	1,000.00	911.10	3.44	1,000.00	1,021.40	3.64	0.72
Administrative Class	1,000.00	910.70	3.92	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00	910.20	4.39	1,000.00	1,020.40	4.65	0.92
Class C	1,000.00	906.80	7.96	1,000.00	1,016.65	8.42	1.67
Class R	1,000.00	909.10	5.58	1,000.00	1,019.15	5.91	1.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO HIGH YIELD FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the ICE BofAML U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$8.78	$0.44	$(0.83)	$(0.39)	$(0.44)	$0.00	$(0.01)	$(0.45)

03/31/2019	8.72	0.46	0.07	0.53	(0.47)	0.00	0.00	(0.47)

03/31/2018	8.90	0.43	(0.15)	0.28	(0.44)	0.00	(0.02)	(0.46)

03/31/2017	8.37	0.46	0.55	1.01	(0.48)	0.00	0.00	(0.48)

03/31/2016	9.24	0.48	(0.63)	(0.15)	(0.49)	(0.22)	(0.01)	(0.72)

I-2

03/31/2020	8.78	0.43	(0.83)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

03/31/2019	8.72	0.45	0.07	0.52	(0.46)	0.00	0.00	(0.46)

03/31/2018	8.90	0.43	(0.16)	0.27	(0.43)	0.00	(0.02)	(0.45)

03/31/2017	8.37	0.45	0.55	1.00	(0.47)	0.00	0.00	(0.47)

03/31/2016	9.24	0.46	(0.62)	(0.16)	(0.48)	(0.22)	(0.01)	(0.71)

I-3

03/31/2020	8.78	0.42	(0.82)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

04/27/2018 - 03/31/2019	8.73	0.42	0.05	0.47	(0.42)	0.00	0.00	(0.42)

Administrative Class

03/31/2020	8.78	0.42	(0.83)	(0.41)	(0.42)	0.00	(0.01)	(0.43)

03/31/2019	8.72	0.43	0.08	0.51	(0.45)	0.00	0.00	(0.45)

03/31/2018	8.90	0.41	(0.16)	0.25	(0.41)	0.00	(0.02)	(0.43)

03/31/2017	8.37	0.44	0.55	0.99	(0.46)	0.00	0.00	(0.46)

03/31/2016	9.24	0.46	(0.64)	(0.18)	(0.46)	(0.22)	(0.01)	(0.69)

Class A

03/31/2020	8.78	0.41	(0.83)	(0.42)	(0.41)	0.00	(0.01)	(0.42)

03/31/2019	8.72	0.43	0.07	0.50	(0.44)	0.00	0.00	(0.44)

03/31/2018	8.90	0.41	(0.17)	0.24	(0.40)	0.00	(0.02)	(0.42)

03/31/2017	8.37	0.43	0.55	0.98	(0.45)	0.00	0.00	(0.45)

03/31/2016	9.24	0.45	(0.64)	(0.19)	(0.45)	(0.22)	(0.01)	(0.68)

Class C

03/31/2020	8.78	0.34	(0.83)	(0.49)	(0.34)	0.00	(0.01)	(0.35)

03/31/2019	8.72	0.36	0.07	0.43	(0.37)	0.00	0.00	(0.37)

03/31/2018	8.90	0.33	(0.15)	0.18	(0.34)	0.00	(0.02)	(0.36)

03/31/2017	8.37	0.37	0.54	0.91	(0.38)	0.00	0.00	(0.38)

03/31/2016	9.24	0.39	(0.64)	(0.25)	(0.39)	(0.22)	(0.01)	(0.62)

Class R

03/31/2020	8.78	0.38	(0.82)	(0.44)	(0.39)	0.00	(0.01)	(0.40)

03/31/2019	8.72	0.41	0.07	0.48	(0.42)	0.00	0.00	(0.42)

03/31/2018	8.90	0.38	(0.16)	0.22	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	8.37	0.41	0.55	0.96	(0.43)	0.00	0.00	(0.43)

03/31/2016	9.24	0.43	(0.64)	(0.21)	(0.43)	(0.22)	(0.01)	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.94	(4.86)%	$6,130,559	0.57%		0.57%		0.55%		0.55%		4.94%		34%

8.78	6.27	6,741,939	0.59		0.59		0.55		0.55		5.30		21

8.72	3.07	6,133,889	0.57		0.57		0.55		0.55		4.84		25

8.90	12.30	8,595,555	0.56		0.56		0.55		0.55		5.26		31

8.37	(1.61)	6,806,263	0.56		0.56		0.55		0.55		5.48		32

7.94	(4.95)	317,936	0.67		0.67		0.65		0.65		4.84		34

8.78	6.16	355,451	0.69		0.69		0.65		0.65		5.20		21

8.72	2.97	354,057	0.67		0.67		0.65		0.65		4.75		25

8.90	12.19	453,711	0.66		0.66		0.65		0.65		5.19		31

8.37	(1.71)	1,335,978	0.66		0.66		0.65		0.65		5.33		32

7.94	(5.00)	9,015	0.72		0.77		0.70		0.75		4.81		34

8.78	5.57	3,991	0.74	*	0.79	*	0.70	*	0.75	*	5.21	*	21

7.94	(5.08)	281,004	0.82		0.82		0.80		0.80		4.69		34

8.78	6.00	449,135	0.84		0.84		0.80		0.80		5.03		21

8.72	2.82	558,261	0.82		0.82		0.80		0.80		4.63		25

8.90	12.02	371,840	0.81		0.81		0.80		0.80		5.02		31

8.37	(1.86)	356,143	0.81		0.81		0.80		0.80		5.25		32

7.94	(5.19)	579,375	0.92		0.92		0.90		0.90		4.59		34

8.78	5.90	710,419	0.94		0.94		0.90		0.90		4.95		21

8.72	2.72	806,919	0.92		0.92		0.90		0.90		4.53		25

8.90	11.91	560,870	0.91		0.91		0.90		0.90		4.92		31

8.37	(1.96)	625,380	0.91		0.91		0.90		0.90		5.14		32

7.94	(5.90)	64,260	1.67		1.67		1.65		1.65		3.85		34

8.78	5.11	106,785	1.69		1.69		1.65		1.65		4.20		21

8.72	1.95	141,943	1.67		1.67		1.65		1.65		3.74		25

8.90	11.08	316,646	1.66		1.66		1.65		1.65		4.17		31

8.37	(2.69)	348,796	1.66		1.66		1.65		1.65		4.40		32

7.94	(5.42)	27,183	1.17		1.17		1.15		1.15		4.34		34

8.78	5.64	31,064	1.19		1.19		1.15		1.15		4.70		21

8.72	2.46	31,988	1.17		1.17		1.15		1.15		4.27		25

8.90	11.63	33,473	1.16		1.16		1.15		1.15		4.67		31

8.37	(2.20)	32,612	1.16		1.16		1.15		1.15		4.89		32

ANNUAL REPORT	MARCH 31, 2020	15

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$6,754,407
Investments in Affiliates	723,554

Financial Derivative Instruments
Exchange-traded or centrally cleared	98
Over the counter	159
Cash	14,166
Deposits with counterparty	11,469
Foreign currency, at value	2
Receivable for investments sold	33,827
Receivable for Fund shares sold	180,242
Interest and/or dividends receivable	107,613
Dividends receivable from Affiliates	463
Prepaid expenses	113
Other assets	1

Total Assets	7,826,114

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$238,974

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,805
Over the counter	18,257
Payable for investments purchased	108,303
Payable for investments in Affiliates purchased	463
Deposits from counterparty	2,220
Payable for Fund shares redeemed	35,098
Distributions payable	4,860
Accrued investment advisory fees	1,501
Accrued supervisory and administrative fees	1,887
Accrued distribution fees	108
Accrued servicing fees	145
Other liabilities	161

Total Liabilities	416,782

Net Assets	$7,409,332

Net Assets Consist of:

Paid in capital	$8,168,712
Distributable earnings (accumulated loss)	(759,380)

Net Assets	$7,409,332

Cost of investments in securities	$7,382,152
Cost of investments in Affiliates	$725,253
Cost of foreign currency held	$2
Cost or premiums of financial derivative instruments, net	$1,899

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$6,130,559
I-2	317,936
I-3	9,015
Administrative Class	281,004
Class A	579,375
Class C	64,260
Class R	27,183

Shares Issued and Outstanding:

Institutional Class	771,954
I-2	40,031
I-3	1,135
Administrative Class	35,381
Class A	72,951
Class C	8,091
Class R	3,423

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.94
I-2	7.94
I-3	7.94
Administrative Class	7.94
Class A	7.94
Class C	7.94
Class R	7.94

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	17

Statement of Operations PIMCO High Yield Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest	$439,800
Dividends from Investments in Affiliates	17,455
Total Income	457,255

Expenses:

Investment advisory fees	20,748
Supervisory and administrative fees	26,092
Distribution and/or servicing fees - Administrative Class	1,048
Distribution fees - Class C	668
Distribution fees - Class R	78
Servicing fees - Class A	1,738
Servicing fees - Class C	223
Servicing fees - Class R	78
Trustee fees	48
Interest expense	1,972
Miscellaneous expense	13
Total Expenses	52,706
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	52,704

Net Investment Income (Loss)	404,551

Net Realized Gain (Loss):

Investments in securities	(46,087)
Investments in Affiliates	(459)
Exchange-traded or centrally cleared financial derivative instruments	(1,931)
Over the counter financial derivative instruments	10,312
Foreign currency	(360)

Net Realized Gain (Loss)	(38,525)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(667,179)
Investments in Affiliates	(1,738)
Exchange-traded or centrally cleared financial derivative instruments	(34,721)
Over the counter financial derivative instruments	(29,640)
Foreign currency assets and liabilities	335

Net Change in Unrealized Appreciation (Depreciation)	(732,943)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(366,917)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$404,551	$414,019
Net realized gain (loss)	(38,525)	42,301
Net change in unrealized appreciation (depreciation)	(732,943)	39,262

Net Increase (Decrease) in Net Assets Resulting from Operations	(366,917)	495,582

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(329,971)	(336,418)
I-2	(17,870)	(18,529)
I-3	(216)	(96	)(a)
Administrative Class	(19,616)	(24,521)
Class A	(31,884)	(37,257)
Class C	(3,419)	(5,291)
Class R	(1,358)	(1,480)

Tax basis return of capital
Institutional Class	(9,706)	0
I-2	(537)	0
I-3	(7)	0	(a)
Administrative Class	(608)	0
Class A	(1,009)	0
Class C	(129)	0
Class R	(45)	0

Total Distributions(b)	(416,375)	(423,592)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(206,160)	299,737

Total Increase (Decrease) in Net Assets	(989,452)	371,727

Net Assets:

Beginning of year	8,398,784	8,027,057
End of year	$7,409,332	$8,398,784

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	19

Schedule of Investments PIMCO High Yield Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.0%

Advanced Drainage Systems, Inc.
3.813% (LIBOR03M + 2.250%) due 07/31/2026 «~	$1,389	$1,299

American Builders & Contractors Supply Co., Inc.
2.989% (LIBOR03M + 2.000%) due 01/15/2027 ~	9,055	8,225

API Group, Inc.
3.489% (LIBOR03M + 2.500%) due 10/01/2026 ~	10,550	9,706

Brand Energy & Infrastructure Services, Inc.
5.700% - 6.124% (LIBOR03M + 4.250%) due 06/21/2024 ~	14,847	12,125

Caesars Resort Collection LLC
3.739% (LIBOR03M + 2.750%) due 12/23/2024 ~	4,937	4,055

Camelot U.S. Acquisition 1 Co.
4.239% (LIBOR03M + 3.250%) due 10/31/2026 ~	200	181

CommScope, Inc.
4.239% (LIBOR03M + 3.250%) due 04/06/2026 «~	8,955	8,507

Core & Main LP
4.330% - 4.331% (LIBOR03M + 2.750%) due 08/01/2024 ~	4,937	4,369

CPG International, Inc.
5.933% (LIBOR03M + 3.750%) due 05/05/2024 «~	4,910	4,124

Diamond Sports Group LLC
4.180% (LIBOR03M + 3.250%) due 08/24/2026 «~	7,463	5,858

Dun & Bradstreet Corp.
4.959% (LIBOR03M + 4.000%) due 02/06/2026 «~	9,200	8,464

Emerald TopCo, Inc.
4.489% (LIBOR03M + 3.500%) due 07/24/2026 ~	6,119	5,607

Envision Healthcare Corp.
4.739% (LIBOR03M + 3.750%) due 10/10/2025 ~	19,799	10,613

Flex Acquisition Co., Inc.
4.581% - 4.909% (LIBOR03M + 3.000%) due 12/29/2023 ~	16,112	14,367

Genesee & Wyoming, Inc.
3.450% (LIBOR03M + 2.000%) due 12/30/2026 ~	3,900	3,778

Getty Images, Inc.
5.500% (LIBOR03M + 4.500%) due 02/19/2026 ~	13,726	11,187

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Global Medical Response, Inc.
4.932% (LIBOR03M + 3.250%) due 04/28/2022 ~	$7,424	$6,867

Innophos, Inc.
4.755% (LIBOR03M + 3.750%) due 02/04/2027 «~	2,200	1,870

Jaguar Holding Co.
3.500% (LIBOR03M + 2.500%) due 08/18/2022 ~	4,935	4,758

MPH Acquisition Holdings LLC
4.200% (LIBOR03M + 2.750%) due 06/07/2023 «~	5,000	4,550

Nascar Holdings, Inc.
3.674% (LIBOR03M + 2.750%) due 10/19/2026 ~	6,888	6,091

NCI Building Systems, Inc.
4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~	11,397	9,972

Ortho-Clinical Diagnostics S.A.
4.765% (LIBOR03M + 3.250%) due 06/30/2025 ~	4,867	4,166

Parexel International Corp.
3.739% (LIBOR03M + 2.750%) due 09/27/2024 ~	5,271	4,533

RegionalCare Hospital Partners Holdings, Inc.
4.739% (LIBOR03M + 3.750%) due 11/17/2025 ~	19,273	17,731

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	61,396	54,745

Starfruit Finco BV
3.863% (LIBOR03M + 3.000%) due 10/01/2025 «~	11,636	10,647

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 «~	19,950	18,254

TransDigm, Inc.
3.239% (LIBOR03M + 2.250%) due 12/09/2025 ~	10,381	9,706

U.S. Renal Care, Inc.
6.000% (LIBOR03M + 5.000%) due 06/26/2026 ~	20,398	18,341

Western Institutional Review Board, Inc.
5.872% (LIBOR03M + 4.000%) due 01/08/2027 ~	11,000	10,271

Total Loan Participations and Assignments (Cost $333,676)		294,967

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 81.7%

BANKING & FINANCE 6.9%

Allied Universal Holdco LLC
6.625% due 07/15/2026	$14,000	$13,781

Ally Financial, Inc.
5.125% due 09/30/2024	10,000	9,807
8.000% due 11/01/2031	20,928	24,081

Altice France Holding S.A.
6.000% due 02/15/2028 (g)	10,000	8,872

Barclays PLC
7.750% due 09/15/2023 •(d)(e)	8,000	7,022

BNP Paribas S.A.
7.375% due 08/19/2025 •(d)(e)	17,500	16,725

CIT Group, Inc.
5.000% due 08/15/2022	10,000	9,825
5.000% due 08/01/2023	15,000	14,525
6.125% due 03/09/2028	4,075	3,865

Credit Acceptance Corp.
5.125% due 12/31/2024	7,500	6,881

Credit Agricole S.A.
7.875% due 01/23/2024 •(d)(e)(g)	20,000	19,408

Credit Suisse Group AG
6.250% due 12/18/2024 •(d)(e)	10,000	9,286
7.250% due 09/12/2025 •(d)(e)	2,000	1,816
7.500% due 07/17/2023 •(d)(e)	4,750	4,381

ESH Hospitality, Inc.
4.625% due 10/01/2027	10,000	7,856
5.250% due 05/01/2025	10,000	8,463

Ford Motor Credit Co. LLC
3.200% due 01/15/2021	1,300	1,263
3.336% due 03/18/2021	2,500	2,400
3.813% due 10/12/2021	5,000	4,800
4.250% due 09/20/2022	7,000	6,595
4.271% due 01/09/2027	2,750	2,358
5.750% due 02/01/2021	1,335	1,302

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	12,500	9,266

Freedom Mortgage Corp.
8.250% due 04/15/2025	10,000	7,925

Greystar Real Estate Partners LLC
5.750% due 12/01/2025	13,271	12,110

Howard Hughes Corp.
5.375% due 03/15/2025	12,000	11,700

Icahn Enterprises LP
5.250% due 05/15/2027	14,700	13,689

ING Groep NV
5.750% due 11/16/2026 •(d)(e)	10,000	8,665

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
5.017% due 06/26/2024	$15,000	$15,337
5.710% due 01/15/2026	10,000	9,766
7.700% due 09/17/2025 •(d)(e)	5,000	4,253

iStar, Inc.
4.250% due 08/01/2025	7,000	5,809
4.750% due 10/01/2024	8,750	7,405

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(d)(e)	33,000	28,513

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	8,000	6,696
5.625% due 05/01/2024 (g)	10,000	9,663
5.750% due 02/01/2027	7,625	6,662

Navient Corp.
5.875% due 03/25/2021	9,000	8,847
6.125% due 03/25/2024	10,000	9,425
6.500% due 06/15/2022	10,000	9,777
6.625% due 07/26/2021	1,750	1,806
6.750% due 06/25/2025	5,000	4,638
7.250% due 01/25/2022	7,000	6,876

Provident Funding Associates LP
6.375% due 06/15/2025	9,000	7,616

Quicken Loans, Inc.
5.250% due 01/15/2028	10,750	10,586
5.750% due 05/01/2025	7,500	7,509

RHP Hotel Properties LP
5.000% due 04/15/2023	10,000	7,887

Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 •(d)	15,000	19,205

Ryman Hospitality Properties, Inc.
4.750% due 10/15/2027	10,000	7,556

SLM Corp.
5.125% due 04/05/2022	2,875	2,494

Springleaf Finance Corp.
5.375% due 11/15/2029	9,000	8,290
5.625% due 03/15/2023	10,000	9,875
6.125% due 05/15/2022	6,500	6,644
6.125% due 03/15/2024	7,750	7,712
6.625% due 01/15/2028	6,500	6,123
6.875% due 03/15/2025	10,000	10,146
7.125% due 03/15/2026	10,000	9,844

VICI Properties LP
4.125% due 08/15/2030	7,500	7,148

		512,775

INDUSTRIALS 67.1%

Acadia Healthcare Co., Inc.
5.125% due 07/01/2022	9,000	8,654
5.625% due 02/15/2023	5,000	4,743
6.500% due 03/01/2024 (g)	3,500	3,434

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	21

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adient Global Holdings Ltd.
4.875% due 08/15/2026		$18,000	$12,464

Adient U.S. LLC
7.000% due 05/15/2026 (g)		2,050	1,908

ADT Security Corp.
3.500% due 07/15/2022		2,000	1,965
4.125% due 06/15/2023		12,250	12,051
4.875% due 07/15/2032 (g)		13,345	11,440
6.250% due 10/15/2021		5,000	4,915

Advanced Disposal Services, Inc.
5.625% due 11/15/2024		10,000	10,212

AECOM
5.875% due 10/15/2024		7,000	6,886

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023 (g)		20,000	17,925

Albertsons Cos., Inc.
3.500% due 02/15/2023		2,875	2,852
4.625% due 01/15/2027 (g)		7,000	7,004
4.875% due 02/15/2030		5,000	4,988
6.625% due 06/15/2024		10,000	10,225
7.500% due 03/15/2026		12,000	13,001

Alcoa Nederland Holding BV
6.125% due 05/15/2028		3,500	3,204
6.750% due 09/30/2024		4,000	3,909
7.000% due 09/30/2026		3,000	2,807

Allison Transmission, Inc.
4.750% due 10/01/2027		5,000	4,643
5.000% due 10/01/2024		5,000	4,887
5.875% due 06/01/2029		5,000	4,935

Altice Financing S.A.
3.000% due 01/15/2028	EUR	3,000	2,938
7.500% due 05/15/2026		$12,500	12,226

Altice Finco S.A.
7.625% due 02/15/2025		10,000	9,587

Altice France S.A.
5.500% due 01/15/2028 (g)		20,250	19,072
7.375% due 05/01/2026		20,250	20,565
8.125% due 02/01/2027		7,950	8,332

AMC Networks, Inc.
4.750% due 12/15/2022		1,667	1,625
4.750% due 08/01/2025		5,750	5,628
5.000% due 04/01/2024 (g)		7,500	7,238

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		15,000	13,733
5.875% due 05/15/2026		16,250	15,568

Amsted Industries, Inc.
4.625% due 05/15/2030		10,000	9,000
5.625% due 07/01/2027		2,500	2,454

Antero Resources Corp.
5.125% due 12/01/2022		7,500	3,940

Aramark Services, Inc.
4.750% due 06/01/2026		7,000	6,645
5.000% due 02/01/2028 (g)		8,000	7,489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arconic, Inc.
5.125% due 10/01/2024	$15,000	$14,842
5.900% due 02/01/2027	5,000	4,679
5.950% due 02/01/2037	10,000	8,731

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	6,475	6,479
5.250% due 08/15/2027	10,000	10,305
6.000% due 02/15/2025 (g)	8,000	8,082

Ascend Learning LLC
6.875% due 08/01/2025	15,000	14,681

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	10,000	2,960

ASGN, Inc.
4.625% due 05/15/2028	5,000	4,715

Ashland LLC
4.750% due 08/15/2022	1,682	1,669

Associated Materials LLC
9.000% due 01/01/2024	25,000	20,250

Avantor, Inc.
6.000% due 10/01/2024	10,000	10,540
9.000% due 10/01/2025	10,750	11,384

Avon International Capital PLC
6.500% due 08/15/2022	5,000	4,467

Avon International Operations, Inc.
7.875% due 08/15/2022	10,450	9,416

B&G Foods, Inc.
5.250% due 09/15/2027	10,000	9,788

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	10,000	9,556
5.000% due 10/15/2025	25,000	24,031

Ball Corp.
5.250% due 07/01/2025	10,000	10,936

Bausch Health Americas, Inc.
8.500% due 01/31/2027	15,000	15,758
9.250% due 04/01/2026	12,500	13,118

Bausch Health Cos., Inc.
5.000% due 01/30/2028	8,775	8,373
5.250% due 01/30/2030	12,500	11,781
5.500% due 03/01/2023	3,727	3,685
5.500% due 11/01/2025	30,000	30,497
5.750% due 08/15/2027 (g)	10,000	10,351
5.875% due 05/15/2023	1,387	1,376
6.125% due 04/15/2025	11,000	10,904
6.500% due 03/15/2022	5,000	5,069
7.000% due 03/15/2024	12,500	12,891
7.000% due 01/15/2028	10,000	10,425
7.250% due 05/30/2029	10,000	10,433
9.000% due 12/15/2025	7,500	7,963

BCD Acquisition, Inc.
9.625% due 09/15/2023	12,000	10,020

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026	$10,000	$9,266
4.875% due 11/01/2025	40,000	36,350

Berry Global, Inc.
4.500% due 02/15/2026	5,000	4,896
4.875% due 07/15/2026	4,000	4,062
5.125% due 07/15/2023	5,000	5,048
5.500% due 05/15/2022	5,000	4,963
6.000% due 10/15/2022	2,500	2,491

Boise Cascade Co.
5.625% due 09/01/2024	10,000	9,562

Bombardier, Inc.
5.750% due 03/15/2022	8,600	6,560
6.125% due 01/15/2023 (g)	5,000	3,556
7.500% due 12/01/2024	4,000	2,675
7.500% due 03/15/2025	15,500	10,850
7.875% due 04/15/2027	12,500	8,720
8.750% due 12/01/2021	20,000	16,735

Boyd Gaming Corp.
4.750% due 12/01/2027	6,000	4,983
6.000% due 08/15/2026	4,000	3,474
6.375% due 04/01/2026	10,000	8,706

Bruin E&P Partners LLC
8.875% due 08/01/2023	6,500	553

Buckeye Partners LP
4.125% due 03/01/2025	7,875	6,698
4.500% due 03/01/2028	6,500	5,379

Builders FirstSource, Inc.
5.000% due 03/01/2030	12,000	10,867

Cablevision Systems Corp.
5.875% due 09/15/2022	5,000	5,077

Caesars Resort Collection LLC
5.250% due 10/15/2025	27,125	19,793

Callon Petroleum Co.
6.125% due 10/01/2024	14,000	2,590

Camelot Finance S.A.
4.500% due 11/01/2026	12,500	12,195

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	8,750	8,181

Cascades, Inc.
5.125% due 01/15/2026	7,000	6,825
5.375% due 01/15/2028	5,000	4,813

Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	15,000	14,678
5.000% due 07/15/2027	9,000	8,780

CCO Holdings LLC
4.500% due 08/15/2030	9,750	9,610
4.750% due 03/01/2030	25,000	25,076
5.000% due 02/01/2028	15,000	15,143
5.125% due 05/01/2027 (g)	17,000	17,204
5.250% due 09/30/2022 (g)	10,000	9,878
5.375% due 05/01/2025	12,000	12,377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 06/01/2029	$11,000	$11,365
5.500% due 05/01/2026	18,000	18,352
5.750% due 02/15/2026	15,000	15,239
5.875% due 04/01/2024 (g)	21,000	21,604
5.875% due 05/01/2027	10,000	10,368

Cedar Fair LP
5.250% due 07/15/2029	7,500	6,379

Centene Corp.
3.375% due 02/15/2030 (g)	8,500	7,937
4.250% due 12/15/2027	7,075	7,128
4.625% due 12/15/2029	12,700	12,834
4.750% due 01/15/2025	4,500	4,585
5.250% due 04/01/2025 (g)	7,025	7,209
5.375% due 06/01/2026 (g)	5,000	5,178
5.375% due 08/15/2026 (g)	7,500	7,734

Centennial Resource Production LLC
5.375% due 01/15/2026	5,000	1,243
6.875% due 04/01/2027	10,000	2,520

Central Garden & Pet Co.
5.125% due 02/01/2028	5,000	4,668

CF Industries, Inc.
5.150% due 03/15/2034	20,000	20,416

Change Healthcare Holdings LLC
5.750% due 03/01/2025	23,000	21,447

Chemours Co.
5.375% due 05/15/2027	3,750	2,897
6.625% due 05/15/2023	10,000	8,563
7.000% due 05/15/2025 (g)	11,750	9,855

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	7,000	6,293
7.000% due 06/30/2024	10,000	8,800

Cheniere Energy Partners LP
4.500% due 10/01/2029	10,000	8,956
5.250% due 10/01/2025 (g)	14,000	13,125
5.625% due 10/01/2026	4,000	3,742

Churchill Downs, Inc.
4.750% due 01/15/2028 (g)	17,000	14,884
5.500% due 04/01/2027	5,000	4,740

Cirsa Finance International SARL
7.875% due 12/20/2023	6,031	5,095

Clean Harbors, Inc.
4.875% due 07/15/2027	7,000	6,891
5.125% due 07/15/2029	2,750	2,581

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	13,613	11,792

Clearwater Paper Corp.
4.500% due 02/01/2023	10,000	9,175
5.375% due 02/01/2025	5,000	4,588

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	6,000	5,542
5.875% due 06/01/2027	4,500	2,720

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CNX Midstream Partners LP
6.500% due 03/15/2026	$9,375	$6,549

Colfax Corp.
6.000% due 02/15/2024	11,000	11,014
6.375% due 02/15/2026	5,000	4,944

CommScope Technologies LLC
5.000% due 03/15/2027	10,000	8,751
6.000% due 06/15/2025 (g)	10,000	9,227

CommScope, Inc.
5.000% due 06/15/2021	154	154
5.500% due 06/15/2024	7,000	6,517
6.000% due 03/01/2026 (g)	4,000	4,016
8.250% due 03/01/2027 (g)	7,750	7,513

Community Health Systems, Inc.
6.250% due 03/31/2023	15,000	14,353
6.625% due 02/15/2025	10,000	9,325
8.000% due 03/15/2026	10,000	9,556
8.625% due 01/15/2024	12,000	11,936

Comstock Resources, Inc.
7.500% due 05/15/2025	18,250	13,049

Connect Finco SARL
6.750% due 10/01/2026	12,000	9,960

Constellium SE
5.750% due 05/15/2024	5,000	4,507
5.875% due 02/15/2026 (g)	12,500	10,970

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	15,000	11,078

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)	5,500	5,081

Core & Main LP
6.125% due 08/15/2025 (g)	38,250	35,858

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	36,550	31,710

Coty, Inc.
6.500% due 04/15/2026	15,000	13,389

CPG Merger Sub LLC
8.000% due 10/01/2021	18,250	17,869

Crown Americas LLC
4.250% due 09/30/2026 (g)	8,050	7,998
4.500% due 01/15/2023	10,000	10,315
4.750% due 02/01/2026	7,000	7,233

CSC Holdings LLC
5.250% due 06/01/2024	14,000	14,122
5.375% due 02/01/2028 (g)	5,000	5,135
5.500% due 05/15/2026	10,000	10,413
5.500% due 04/15/2027	12,000	12,485
5.750% due 01/15/2030 (g)	22,000	22,269
6.500% due 02/01/2029	10,000	10,841
6.625% due 10/15/2025	10,000	10,588
6.750% due 11/15/2021	12,000	12,441
10.875% due 10/15/2025	5,000	5,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DaVita, Inc.
5.000% due 05/01/2025	$10,000	$10,049
5.125% due 07/15/2024	14,000	14,046

DCP Midstream Operating LP
5.125% due 05/15/2029	10,000	6,355
5.375% due 07/15/2025	10,000	6,850

Dell International LLC
5.875% due 06/15/2021	4,746	4,746
7.125% due 06/15/2024	7,750	8,031

Dell, Inc.
5.400% due 09/10/2040	4,950	4,554
6.500% due 04/15/2038	3,225	3,124
7.100% due 04/15/2028	2,405	2,329

Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	6,165	896
5.700% due 10/15/2039	1,500	248
7.875% due 08/15/2025	4,000	1,058

Diamond Resorts International, Inc.
7.750% due 09/01/2023	10,000	7,275

Diamond Sports Group LLC
5.375% due 08/15/2026	18,000	14,727
6.625% due 08/15/2027 (g)	10,000	6,743

Diamondback Energy, Inc.
5.375% due 05/31/2025	10,000	7,397

DISH DBS Corp.
5.000% due 03/15/2023	12,500	12,094
5.875% due 07/15/2022	20,000	19,583
5.875% due 11/15/2024	15,000	14,701
6.750% due 06/01/2021	12,500	12,743
7.750% due 07/01/2026	12,250	12,655

DKT Finance ApS
9.375% due 06/17/2023	7,375	7,725

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	8,500	7,570

Dun & Bradstreet Corp.
6.875% due 08/15/2026	12,250	12,809
10.250% due 02/15/2027	6,000	6,393

eG Global Finance PLC
6.750% due 02/07/2025	7,000	5,784

Eldorado Resorts, Inc.
6.000% due 09/15/2026	12,500	11,352

Element Solutions, Inc.
5.875% due 12/01/2025	15,000	14,812

EMC Corp.
3.375% due 06/01/2023	5,000	4,962

Endo Dac
6.000% due 07/15/2023	7,500	5,489
6.000% due 02/01/2025	9,000	6,196

Energizer Holdings, Inc.
5.500% due 06/15/2025	21,000	20,501
6.375% due 07/15/2026 (g)	10,000	10,156
7.750% due 01/15/2027	3,000	3,118

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enerpac Tool Group Corp.
5.625% due 06/15/2022	$10,000	$9,334

EnLink Midstream Partners LP
4.150% due 06/01/2025	12,500	6,137
4.400% due 04/01/2024 (g)	2,500	1,280
4.850% due 07/15/2026 (g)	3,000	1,496
5.450% due 06/01/2047	6,000	2,026

Entercom Media Corp.
6.500% due 05/01/2027	4,000	3,504
7.250% due 11/01/2024	12,000	10,125

EW Scripps Co.
5.125% due 05/15/2025	10,000	8,887

Extraction Oil & Gas, Inc.
5.625% due 02/01/2026	2,000	347
7.375% due 05/15/2024	4,000	745

FAGE International S.A.
5.625% due 08/15/2026	6,000	4,791

Fairstone Financial, Inc.
7.875% due 07/15/2024	10,000	9,487

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	10,000	9,425
7.875% due 07/15/2026	11,750	10,904

Freeport-McMoRan, Inc.
3.550% due 03/01/2022	411	396
3.875% due 03/15/2023	14,500	13,902
4.125% due 03/01/2028	10,250	9,011
5.000% due 09/01/2027	10,000	9,340
5.250% due 09/01/2029	10,000	9,479
5.400% due 11/14/2034	25,000	23,299

Front Range BidCo, Inc.
4.000% due 03/01/2027	12,900	12,416
6.125% due 03/01/2028	11,625	11,109

Frontdoor, Inc.
6.750% due 08/15/2026	5,000	4,830

Garda World Security Corp.
4.625% due 02/15/2027	12,000	10,830

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	15,000	14,078

GFL Environmental, Inc.
7.000% due 06/01/2026	1,000	990

goeasy Ltd.
5.375% due 12/01/2024	7,500	7,038

Graphic Packaging International LLC
3.500% due 03/15/2028	7,000	6,350
4.125% due 08/15/2024	5,000	4,769
4.875% due 11/15/2022	5,000	4,842

Gray Television, Inc.
5.125% due 10/15/2024	5,000	4,863
5.875% due 07/15/2026	2,500	2,421

Griffon Corp.
5.750% due 03/01/2028	11,000	10,402

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grinding Media, Inc.
7.375% due 12/15/2023	$5,000	$4,701

Gulfport Energy Corp.
6.000% due 10/15/2024	3,000	758
6.375% due 05/15/2025	5,000	1,256
6.625% due 05/01/2023	2,000	577

H-Food Holdings LLC
8.500% due 06/01/2026	18,000	14,394

Hanesbrands, Inc.
4.625% due 05/15/2024	8,000	7,970
4.875% due 05/15/2026	12,500	12,351

Harsco Corp.
5.750% due 07/31/2027	5,750	5,364

HCA, Inc.
3.500% due 09/01/2030	17,500	15,949
5.375% due 02/01/2025	7,500	7,678
5.625% due 09/01/2028	10,600	11,154
5.875% due 05/01/2023	15,000	15,752
5.875% due 02/01/2029	10,000	10,612
8.360% due 04/15/2024	3,000	3,105

Herc Holdings, Inc.
5.500% due 07/15/2027	5,000	4,688

Hertz Corp.
6.000% due 01/15/2028 (g)	5,000	2,653
7.125% due 08/01/2026	5,000	2,646

Hill-Rom Holdings, Inc.
4.375% due 09/15/2027 (g)	8,000	7,948
5.000% due 02/15/2025 (g)	4,000	4,075

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030	10,000	8,570
5.125% due 05/01/2026	9,750	9,419

Hilton Worldwide Finance LLC
4.625% due 04/01/2025	5,000	4,694
4.875% due 04/01/2027	7,250	6,928

Hughes Satellite Systems Corp.
7.625% due 06/15/2021	10,000	10,255

IAA, Inc.
5.500% due 06/15/2027 (g)	2,500	2,433

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	17,000	13,378

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	5,000	3,543

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)	5,500	4,254

Indigo Natural Resources LLC
6.875% due 02/15/2026	11,500	7,677

INEOS Group Holdings S.A.
5.625% due 08/01/2024	7,000	6,422

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Innophos Holdings, Inc.
9.375% due 02/15/2028	$6,000	$5,865

Installed Building Products, Inc.
5.750% due 02/01/2028	5,475	5,262

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	13,250	8,232
8.000% due 02/15/2024 (g)	15,000	14,587

International Game Technology PLC
6.250% due 02/15/2022	10,000	9,249
6.250% due 01/15/2027	3,000	2,627
6.500% due 02/15/2025	15,000	13,385

IQVIA, Inc.
5.000% due 10/15/2026	20,000	20,539
5.000% due 05/15/2027	10,000	10,295

Jagged Peak Energy LLC
5.875% due 05/01/2026	15,000	11,324

Jaguar Holding Co.
6.375% due 08/01/2023	35,000	35,874

Jeld-Wen, Inc.
4.625% due 12/15/2025	14,250	12,665
4.875% due 12/15/2027	15,000	13,366

Kaiser Aluminum Corp.
4.625% due 03/01/2028	8,000	7,144

KAR Auction Services, Inc.
5.125% due 06/01/2025	10,000	9,613

KFC Holding Co.
4.750% due 06/01/2027	8,000	7,576
5.250% due 06/01/2026	14,950	15,042

Kinetic Concepts, Inc.
12.500% due 11/01/2021	12,000	12,104

Kraft Heinz Foods Co.
4.375% due 06/01/2046	11,000	9,973
4.625% due 01/30/2029	1,000	1,010
4.875% due 10/01/2049 (g)	2,775	2,538
5.000% due 07/15/2035	9,000	9,008
5.000% due 06/04/2042	23,000	21,901
5.200% due 07/15/2045	11,335	10,962

LABL Escrow Issuer LLC
6.750% due 07/15/2026	14,000	12,959

Lamar Media Corp.
3.750% due 02/15/2028	5,000	4,724

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	4,000	3,965
4.875% due 11/01/2026	10,000	10,229

Lennar Corp.
4.750% due 11/29/2027	5,000	5,015
5.000% due 06/15/2027	15,000	13,853
5.250% due 06/01/2026	10,000	10,032
5.375% due 10/01/2022	9,000	9,256
6.625% due 05/01/2020	2,500	2,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Level 3 Financing, Inc.
5.125% due 05/01/2023	$5,000	$4,944
5.250% due 03/15/2026	15,000	15,074
5.375% due 01/15/2024	6,000	6,052
5.375% due 05/01/2025	10,000	10,013

LifePoint Health, Inc.
4.375% due 02/15/2027 (g)	6,000	5,697

Live Nation Entertainment, Inc.
4.750% due 10/15/2027	3,000	2,702
4.875% due 11/01/2024 (g)	10,450	9,591

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	10,000	6,250

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028	7,000	5,310
6.500% due 09/15/2026	7,500	6,567

Masonite International Corp.
5.375% due 02/01/2028	12,000	11,860

Matador Resources Co.
5.875% due 09/15/2026	10,000	2,872

Mattel, Inc.
5.875% due 12/15/2027	5,000	5,128
6.750% due 12/31/2025	5,000	5,131

Matthews International Corp.
5.250% due 12/01/2025	10,000	8,938

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	24,000	22,259

MDC Holdings, Inc.
6.000% due 01/15/2043	5,000	4,754

MDC Partners, Inc.
6.500% due 05/01/2024	2,500	1,894

MEG Energy Corp.
7.000% due 03/31/2024	4,500	2,104
7.125% due 02/01/2027	17,000	8,585

MGM Resorts International
4.625% due 09/01/2026	10,332	8,857
5.500% due 04/15/2027	3,265	2,989
5.750% due 06/15/2025	4,593	4,145
6.000% due 03/15/2023 (g)	8,500	8,256
7.750% due 03/15/2022	22,000	21,909

Moog, Inc.
4.250% due 12/15/2027	14,250	12,967

Motion Bondco DAC
6.625% due 11/15/2027 (g)	8,500	6,163

MPH Acquisition Holdings LLC
7.125% due 06/01/2024 (g)	17,500	15,357

MSCI, Inc.
3.625% due 09/01/2030	4,000	3,818
4.000% due 11/15/2029	10,000	9,989
5.375% due 05/15/2027	4,000	4,088
5.750% due 08/15/2025	11,000	11,438

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Murphy Oil Corp.
5.750% due 08/15/2025		$5,000	$2,707

Murphy Oil USA, Inc.
4.750% due 09/15/2029		7,000	6,601

Nabors Industries Ltd.
7.250% due 01/15/2026		4,000	1,390

Nabors Industries, Inc.
5.750% due 02/01/2025		10,000	2,287

NCR Corp.
5.000% due 07/15/2022		5,000	4,719
5.750% due 09/01/2027		4,000	3,668
6.375% due 12/15/2023		11,000	10,931

Netflix, Inc.
3.625% due 06/15/2030	EUR	4,000	4,335
4.375% due 11/15/2026		$20,000	20,161
4.875% due 04/15/2028		12,500	12,845
4.875% due 06/15/2030 (g)		7,500	7,655
5.375% due 11/15/2029		7,000	7,354
5.875% due 11/15/2028 (g)		5,000	5,378
6.375% due 05/15/2029		5,000	5,478

Nexstar Broadcasting, Inc.
5.625% due 08/01/2024		5,000	4,737
5.625% due 07/15/2027		11,375	11,182

NextEra Energy Operating Partners LP
4.250% due 07/15/2024		4,250	4,170
4.250% due 09/15/2024		1,000	981
4.500% due 09/15/2027 (g)		11,500	11,293

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		15,000	14,025

Nielsen Finance LLC
5.000% due 04/15/2022		15,000	13,907

Noble Holding International Ltd.
7.875% due 02/01/2026		15,000	3,728

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (b)	EUR	7,618	7,856

Novelis Corp.
4.750% due 01/30/2030		$20,000	17,912
5.875% due 09/30/2026		24,000	23,720

Nufarm Australia Ltd.
5.750% due 04/30/2026		10,000	8,820

Occidental Petroleum Corp.
2.600% due 08/13/2021		1,500	1,201
4.850% due 03/15/2021		8,450	7,081

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		13,847	13,189
7.250% due 02/01/2028		21,500	18,649

Outfront Media Capital LLC
4.625% due 03/15/2030		3,000	2,687
5.000% due 08/15/2027		10,000	9,256

Pactiv LLC
7.950% due 12/15/2025		10,972	11,507

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Panther BF Aggregator LP
6.250% due 05/15/2026	$12,000	$11,407
8.500% due 05/15/2027	12,000	10,535

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	8,750	8,773

Park-Ohio Industries, Inc.
6.625% due 04/15/2027	10,000	7,990

PDC Energy, Inc.
5.750% due 05/15/2026	12,500	7,084
6.125% due 09/15/2024	3,750	2,034

Performance Food Group, Inc.
5.500% due 06/01/2024	7,000	6,571
5.500% due 10/15/2027	6,000	5,610

PetSmart, Inc.
5.875% due 06/01/2025 (g)	10,000	9,925

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	7,775	7,398

Pilgrim’s Pride Corp.
5.750% due 03/15/2025 (g)	15,000	15,169
5.875% due 09/30/2027	5,000	5,010

Post Holdings, Inc.
4.625% due 04/15/2030	9,000	8,685
5.000% due 08/15/2026	25,000	25,867
5.500% due 12/15/2029 (g)	5,000	5,214
5.625% due 01/15/2028 (g)	12,000	12,277
5.750% due 03/01/2027	20,000	20,634

PQ Corp.
5.750% due 12/15/2025	3,750	3,408
6.750% due 11/15/2022	6,000	6,075

Precision Drilling Corp.
6.500% due 12/15/2021	181	137
7.750% due 12/15/2023	7,000	2,861

Prestige Brands, Inc.
5.125% due 01/15/2028	5,125	5,114
6.375% due 03/01/2024	4,250	4,383

Prime Security Services Borrower LLC
5.250% due 04/15/2024	9,000	8,946
5.750% due 04/15/2026	11,125	10,965
6.250% due 01/15/2028	10,000	8,700

PulteGroup, Inc.
5.000% due 01/15/2027	5,000	5,015
5.500% due 03/01/2026	5,000	4,965

Qorvo, Inc.
4.375% due 10/15/2029	5,000	4,678
5.500% due 07/15/2026	11,000	11,560

Qualitytech LP
4.750% due 11/15/2025	15,000	14,606

Range Resources Corp.
4.875% due 05/15/2025 (g)	3,000	1,808
5.000% due 08/15/2022	2,500	1,893
5.000% due 03/15/2023 (g)	3,000	2,243
9.250% due 02/01/2026	3,500	2,120

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBS Global, Inc.
4.875% due 12/15/2025		$20,000	$18,849

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026 (g)		20,000	20,761
6.875% due 11/15/2026	EUR	8,250	9,293
8.250% due 11/15/2026		$20,000	21,150

Revlon Consumer Products Corp.
6.250% due 08/01/2024		7,050	1,683

Reynolds Group Issuer, Inc.
5.125% due 07/15/2023 (g)		11,000	10,986
7.000% due 07/15/2024		5,000	5,109

Sabre GLBL, Inc.
5.250% due 11/15/2023		12,250	11,239

Scientific Games International, Inc.
5.000% due 10/15/2025		2,000	1,755
7.000% due 05/15/2028		7,500	4,654

Scotts Miracle-Gro Co.
5.250% due 12/15/2026		10,000	9,585

Scripps Escrow, Inc.
5.875% due 07/15/2027 (g)		5,000	4,428

Sealed Air Corp.
4.000% due 12/01/2027		5,000	4,688
4.875% due 12/01/2022		5,000	5,048
5.125% due 12/01/2024		10,000	10,125
5.250% due 04/01/2023		2,000	2,071
6.875% due 07/15/2033		6,710	6,781

Select Medical Corp.
6.250% due 08/15/2026		8,500	8,547

Sensata Technologies BV
4.875% due 10/15/2023		10,000	9,575
5.000% due 10/01/2025		5,000	4,769

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		24,000	23,653

Sensata Technologies, Inc.
4.375% due 02/15/2030		5,000	4,538

ServiceMaster Co. LLC
7.250% due 03/01/2038		2,000	1,621

Sigma Holdco BV
5.750% due 05/15/2026	EUR	10,500	10,640
7.875% due 05/15/2026		$30,000	27,166

Signature Aviation U.S. Holdings, Inc.
5.375% due 05/01/2026		7,650	7,455

Silgan Holdings, Inc.
4.125% due 02/01/2028		14,000	13,020

Simmons Foods, Inc.
5.750% due 11/01/2024		10,000	9,141
7.750% due 01/15/2024		2,500	2,522

Sinclair Television Group, Inc.
5.125% due 02/15/2027		7,000	5,975
5.500% due 03/01/2030		8,000	6,664
5.625% due 08/01/2024		10,000	9,275
5.875% due 03/15/2026		3,000	2,681

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sirius XM Radio, Inc.
5.000% due 08/01/2027		$5,000	$5,102
5.375% due 04/15/2025		10,000	10,162

Southwestern Energy Co.
6.200% due 01/23/2025		2,000	1,377
7.500% due 04/01/2026		12,000	7,951
7.750% due 10/01/2027 (g)		4,000	2,660

Spectrum Brands, Inc.
5.000% due 10/01/2029		10,000	8,585
5.750% due 07/15/2025		11,000	10,367
6.125% due 12/15/2024		8,000	7,710

Speedway Motorsports LLC
4.875% due 11/01/2027		12,500	11,344

SPX FLOW, Inc.
5.625% due 08/15/2024		12,500	12,234
5.875% due 08/15/2026		20,000	19,371

Standard Industries, Inc.
4.750% due 01/15/2028		15,000	13,919
5.000% due 02/15/2027		5,000	4,585
5.375% due 11/15/2024		15,000	14,513
6.000% due 10/15/2025		20,000	19,805

Staples, Inc.
7.500% due 04/15/2026 (g)		23,500	20,695
10.750% due 04/15/2027 (g)		7,000	5,410

Starfruit Finco BV
6.500% due 10/01/2026	EUR	11,000	9,706
8.000% due 10/01/2026 (g)		$25,000	23,918

Station Casinos LLC
4.500% due 02/15/2028 (g)		8,750	7,153
5.000% due 10/01/2025		10,000	8,403

Steel Dynamics, Inc.
5.000% due 12/15/2026 (g)		3,000	3,136

Stevens Holding Co., Inc.
6.125% due 10/01/2026		15,000	14,947

Sunoco LP
4.875% due 01/15/2023		5,000	4,872
5.500% due 02/15/2026		5,000	4,369
5.875% due 03/15/2028		5,000	4,193

T-Mobile USA, Inc.
4.500% due 02/01/2026		10,000	10,230
4.750% due 02/01/2028		8,250	8,564
6.375% due 03/01/2025		17,000	17,489
6.500% due 01/15/2026		17,000	17,944

Team Health Holdings, Inc.
6.375% due 02/01/2025 (g)		20,000	7,175

Teck Resources Ltd.
4.500% due 01/15/2021 (g)		7,500	7,336

TEGNA, Inc.
4.625% due 03/15/2028		10,000	8,844
4.875% due 09/15/2021 (g)		3,500	3,443
5.000% due 09/15/2029		15,000	13,556
5.500% due 09/15/2024		8,000	7,630

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teine Energy Ltd.
6.875% due 09/30/2022	$7,000	$6,569

Teleflex, Inc.
4.875% due 06/01/2026	6,250	6,147

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	11,200	10,584

Telesat Canada
4.875% due 06/01/2027	1,000	962
6.500% due 10/15/2027	3,000	2,897

Tempo Acquisition LLC
6.750% due 06/01/2025	20,000	18,451

Tempur Sealy International, Inc.
5.500% due 06/15/2026	3,000	2,642
5.625% due 10/15/2023	10,000	9,362

Tenet Healthcare Corp.
4.625% due 07/15/2024	10,000	9,575
4.625% due 09/01/2024	9,375	9,026
4.875% due 01/01/2026	4,375	4,184
5.125% due 05/01/2025	18,500	17,621
5.125% due 11/01/2027	5,000	4,794
6.250% due 02/01/2027	7,000	6,851
6.750% due 06/15/2023	20,500	19,039
8.125% due 04/01/2022 (g)	30,000	28,510

Tennant Co.
5.625% due 05/01/2025	10,000	9,712

Terex Corp.
5.625% due 02/01/2025	10,000	9,439

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	3,636	3,493
3.150% due 10/01/2026	15,000	12,749

TransDigm, Inc.
5.500% due 11/15/2027	28,000	25,285
6.250% due 03/15/2026	13,500	13,508
6.375% due 06/15/2026	11,000	10,594
6.500% due 07/15/2024	12,500	11,980

Transocean Guardian Ltd.
5.875% due 01/15/2024	12,170	9,827

Transocean Pontus Ltd.
6.125% due 08/01/2025	6,889	5,631

Transocean, Inc.
6.800% due 03/15/2038	10,000	2,378
7.250% due 11/01/2025 (g)	8,500	4,337
7.500% due 01/15/2026	6,000	2,862
7.500% due 04/15/2031	20,000	5,249
8.000% due 02/01/2027	3,000	1,436

TreeHouse Foods, Inc.
4.875% due 03/15/2022	5,000	4,992
6.000% due 02/15/2024	5,000	4,994

Triumph Group, Inc.
5.250% due 06/01/2022	1,500	1,250
6.250% due 09/15/2024	7,000	6,283
7.750% due 08/15/2025	7,500	5,391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Trivium Packaging Finance BV
5.500% due 08/15/2026	$10,000	$10,006

Twitter, Inc.
3.875% due 12/15/2027	1,300	1,260

U.S. Concrete, Inc.
6.375% due 06/01/2024 (g)	12,000	10,910

U.S. Foods, Inc.
5.875% due 06/15/2024	15,925	14,472

United Rentals North America, Inc.
4.000% due 07/15/2030	12,500	11,234
4.625% due 10/15/2025	5,000	4,756
4.875% due 01/15/2028	10,000	9,756
5.500% due 07/15/2025	4,750	4,685
5.500% due 05/15/2027	10,000	9,824
5.875% due 09/15/2026	5,000	5,102
6.500% due 12/15/2026	3,750	3,827

Univar Solutions USA, Inc.
5.125% due 12/01/2027	10,750	9,842

Univision Communications, Inc.
5.125% due 05/15/2023	10,000	8,925
5.125% due 02/15/2025	32,000	27,520
6.750% due 09/15/2022	3,224	3,122

UPC Holding BV
5.500% due 01/15/2028	20,000	18,911

USA Compression Partners LP
6.875% due 04/01/2026	5,000	3,153
6.875% due 09/01/2027	3,500	2,189

Valaris PLC
4.875% due 06/01/2022	4,000	904
5.750% due 10/01/2044	3,375	261

VeriSign, Inc.
4.625% due 05/01/2023	5,000	4,981
5.250% due 04/01/2025 (g)	5,000	5,144

ViaSat, Inc.
5.625% due 09/15/2025 (g)	10,000	9,412
5.625% due 04/15/2027	1,500	1,490

Videotron Ltd.
5.000% due 07/15/2022	10,000	10,000
5.125% due 04/15/2027	3,000	3,021

Virgin Media Finance PLC
5.750% due 01/15/2025	3,000	2,936
6.000% due 10/15/2024	8,500	8,447

Virgin Media Secured Finance PLC
5.500% due 08/15/2026	10,000	10,220
5.500% due 05/15/2029	10,000	10,056

WESCO Distribution, Inc.
5.375% due 12/15/2021	3,000	2,836
5.375% due 06/15/2024	10,000	8,587

West Street Merger Sub, Inc.
6.375% due 09/01/2025	30,000	26,375

Whiting Petroleum Corp.
6.625% due 01/15/2026	5,000	375

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WMG Acquisition Corp.
5.000% due 08/01/2023	$10,000	$10,012

WPX Energy, Inc.
4.500% due 01/15/2030	5,000	2,734
5.250% due 09/15/2024	5,000	3,087
5.250% due 10/15/2027 (g)	10,500	5,833
5.750% due 06/01/2026	5,000	2,885
8.250% due 08/01/2023	5,000	3,719

WR Grace & Co-Conn
5.125% due 10/01/2021	10,000	10,193
5.625% due 10/01/2024	9,000	8,941

Wyndham Destinations, Inc.
4.625% due 03/01/2030	12,500	9,695

Wynn Las Vegas LLC
5.250% due 05/15/2027	10,000	9,088
5.500% due 03/01/2025	15,000	14,062

Wynn Macau Ltd.
5.125% due 12/15/2029	5,000	4,238
5.500% due 10/01/2027	5,000	4,470

Wynn Resorts Finance LLC
5.125% due 10/01/2029	8,000	7,325

XPO Logistics, Inc.
6.500% due 06/15/2022	9,000	9,071

Yum! Brands, Inc.
4.750% due 01/15/2030 (g)	5,000	4,685
6.875% due 11/15/2037	5,250	5,065
7.750% due 04/01/2025 (a)	2,000	2,105

Ziggo Bond Co. BV
5.125% due 02/28/2030	10,950	10,793

Ziggo BV
4.875% due 01/15/2030	10,000	9,809
5.500% due 01/15/2027	21,355	21,474

		4,970,052

UTILITIES 7.7%

Antero Midstream Partners LP
5.375% due 09/15/2024	7,000	4,915
5.750% due 03/01/2027	5,000	3,238

Archrock Partners LP
6.250% due 04/01/2028	5,000	3,488

Blue Racer Midstream LLC
6.125% due 11/15/2022	15,500	11,708
6.625% due 07/15/2026	8,000	4,708

Calpine Corp.
4.500% due 02/15/2028 (g)	7,000	6,811
5.125% due 03/15/2028	10,000	9,275
5.250% due 06/01/2026	13,500	12,919
5.750% due 01/15/2025	12,250	11,423

CenturyLink, Inc.
4.000% due 02/15/2027	6,200	5,967
5.125% due 12/15/2026	3,000	3,008

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.800% due 03/15/2022 (g)	14,000	14,205
6.450% due 06/15/2021	10,000	10,205
7.500% due 04/01/2024 (g)	10,000	11,013

Clearway Energy Operating LLC
4.750% due 03/15/2028 (g)	5,000	4,656
5.000% due 09/15/2026	10,000	9,760

Covanta Holding Corp.
5.875% due 03/01/2024	2,000	1,902
5.875% due 07/01/2025	10,000	9,287
6.000% due 01/01/2027	5,000	4,207

Crestwood Midstream Partners LP
5.625% due 05/01/2027	10,000	5,573

CrownRock LP
5.625% due 10/15/2025	20,000	10,549

Embarq Corp.
7.995% due 06/01/2036	7,500	7,465

Endeavor Energy Resources LP
5.500% due 01/30/2026	5,000	3,486
5.750% due 01/30/2028	15,000	10,283

Genesis Energy LP
6.000% due 05/15/2023	5,000	3,670
6.250% due 05/15/2026	5,000	3,618
6.500% due 10/01/2025	2,000	1,461

Jonah Energy LLC
7.250% due 10/15/2025	10,500	525

NGL Energy Partners LP
6.125% due 03/01/2025	5,000	1,744
7.500% due 11/01/2023	3,000	1,065
7.500% due 04/15/2026	5,000	1,786

NRG Energy, Inc.
5.250% due 06/15/2029	7,500	7,767
6.625% due 01/15/2027	14,250	14,899

NSG Holdings LLC
7.750% due 12/15/2025	18,243	18,402

Parsley Energy LLC
4.125% due 02/15/2028	6,250	4,297
5.250% due 08/15/2025 (g)	5,000	3,844
5.375% due 01/15/2025	8,750	6,825
5.625% due 10/15/2027 (g)	10,000	7,105

Sprint Capital Corp.
8.750% due 03/15/2032	20,000	26,561

Sprint Communications, Inc.
6.000% due 11/15/2022	10,000	10,459
7.000% due 08/15/2020	10,000	10,097

Sprint Corp.
7.125% due 06/15/2024 (g)	13,250	14,641
7.250% due 09/15/2021	10,000	10,362
7.250% due 02/01/2028	7,000	7,061
7.625% due 02/15/2025	25,000	27,854
7.875% due 09/15/2023 (g)	43,500	48,226

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Talen Energy Supply LLC
6.500% due 06/01/2025	$10,000	$6,560
6.625% due 01/15/2028	3,000	2,539
7.250% due 05/15/2027 (g)	7,000	6,365

Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	1,115
5.500% due 01/15/2028	10,000	5,270

Targa Resources Partners LP
4.250% due 11/15/2023	10,000	8,670
5.000% due 01/15/2028	10,000	8,130
5.250% due 05/01/2023 (g)	5,000	4,381
5.500% due 03/01/2030 (g)	12,500	9,766
5.875% due 04/15/2026	7,500	6,286
6.500% due 07/15/2027	2,500	2,150
6.875% due 01/15/2029 (g)	8,000	6,500

Telecom Italia Capital S.A.
6.375% due 11/15/2033	10,000	10,205
7.200% due 07/18/2036 (g)	5,000	5,214

Telecom Italia SpA
5.303% due 05/30/2024 (g)	10,000	10,125

TerraForm Power Operating LLC
4.250% due 01/31/2023	10,000	10,000
4.750% due 01/15/2030	7,500	7,317
5.000% due 01/31/2028 (g)	15,000	15,800

Transocean Poseidon Ltd.
6.875% due 02/01/2027	7,375	6,025

Transocean Proteus Ltd.
6.250% due 12/01/2024 (g)	5,950	4,812

Vistra Operations Co. LLC
5.000% due 07/31/2027 (g)	5,000	5,103
5.500% due 09/01/2026	5,000	5,185
5.625% due 02/15/2027 (g)	10,000	10,368

		570,206

Total Corporate Bonds & Notes (Cost $6,656,159)		6,053,033

U.S. TREASURY OBLIGATIONS 5.4%

U.S. Treasury Notes
1.250% due 08/31/2024 (i)(k)	16,700	17,364
1.500% due 09/30/2024 (k)	25,000	26,275
2.000% due 04/30/2024	42,600	45,467
2.125% due 07/31/2024	94,400	101,554
2.125% due 09/30/2024 (i)	36,500	39,380
2.500% due 01/31/2024	36,500	39,527
2.625% due 03/31/2025	110,000	122,143
2.750% due 05/31/2023 (i)(k)	11,800	12,716

Total U.S. Treasury Obligations (Cost $384,455)		404,426

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Countrywide Alternative Loan Trust
3.380% due 10/25/2035 ^~	$29	$23

Countrywide Home Loan Mortgage Pass-Through Trust
3.500% due 02/20/2036 ^~	72	59

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 10/25/2021 ^	2	2

First Horizon Alternative Mortgage Securities Trust
3.803% due 10/25/2034 ~	14	13

GreenPoint Mortgage Funding Trust
1.147% due 10/25/2046 ^•	431	329
1.147% due 12/25/2046 ^•	391	310

GSR Mortgage Loan Trust
4.461% due 04/25/2035 ~	11	10

HarborView Mortgage Loan Trust
4.305% due 08/19/2036 ^~	43	40

Lehman XS Trust
1.187% due 09/25/2046 ^•	16	12

Residential Accredit Loans, Inc. Trust
5.013% due 09/25/2035 ^~	42	34

Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •	21	19
1.157% due 05/25/2036 •	779	647

TBW Mortgage-Backed Trust
6.015% due 07/25/2037 þ	203	117

WaMu Mortgage Pass-Through Certificates Trust
1.357% due 12/25/2045 •	165	140

Total Non-Agency Mortgage-Backed Securities (Cost $1,599)		1,755

ASSET-BACKED SECURITIES 0.0%

Morgan Stanley Mortgage Loan Trust
1.307% due 04/25/2037 •	305	116

NovaStar Mortgage Funding Trust
1.047% due 03/25/2037 •	68	28

Total Asset-Backed Securities (Cost $287)		144

	SHARES
COMMON STOCKS 0.0%

HEALTH CARE 0.0%

NVHL S.A. ‘A’ «(c)(f)	170,260	0

NVHL S.A. ‘B’ «(c)(f)	170,260	0

NVHL S.A. ‘C’ «(c)(f)	170,260	0

NVHL S.A. ‘D’ «(c)(f)	170,260	0

NVHL S.A. ‘E’ «(c)(f)	170,260	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

	SHARES	MARKET VALUE (000S)

NVHL S.A. ‘F’ «(c)(f)	170,260	$0

NVHL S.A. ‘G’ «(c)(f)	170,260	0

NVHL S.A. ‘H’ «(c)(f)	170,260	0

NVHL S.A. ‘I’ «(c)(f)	170,260	0

NVHL S.A. ‘J’ «(c)(f)	170,260	0

		0

INFORMATION TECHNOLOGY 0.0%

Local Insight Media Holdings, Inc. «(c)(f)	6,323	82

Total Common Stocks (Cost $5,538)		82

WARRANTS 0.0%

MATERIALS 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	2,421,000	0

Total Warrants (Cost $0)		0

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Pinnacle Agriculture Holdings LLC
3.000% «(f)	657,554	0

Total Preferred Securities (Cost $438)		0

Total Investments in Securities (Cost $7,382,152)		6,754,407

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%

PIMCO Short-Term Floating NAV Portfolio III	73,674,125	723,554

Total Short-Term Instruments (Cost $725,253)		723,554

Total Investments in Affiliates (Cost $725,253)		723,554

Total Investments 100.9% (Cost $8,107,405)		$7,477,961

Financial Derivative Instruments (h)(j) (0.3)% (Cost or Premiums, net $1,899)		(22,805)

Other Assets and Liabilities, net (0.6)%		(45,824)

Net Assets 100.0%		$7,409,332

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2020

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Local Insight Media Holdings, Inc.	11/18/2011	$0	$82	0.00%
NVHL S.A. ‘A’	03/09/2012	553	0	0.00
NVHL S.A. ‘B’	03/09/2012	553	0	0.00
NVHL S.A. ‘C’	03/09/2012	554	0	0.00
NVHL S.A. ‘D’	03/09/2012	554	0	0.00
NVHL S.A. ‘E’	03/09/2012	554	0	0.00
NVHL S.A. ‘F’	03/09/2012	554	0	0.00
NVHL S.A. ‘G’	03/09/2012	554	0	0.00
NVHL S.A. ‘H’	03/09/2012	554	0	0.00
NVHL S.A. ‘I’	03/09/2012	554	0	0.00
NVHL S.A. ‘J’	03/09/2012	554	0	0.00
Pinnacle Agriculture Holdings LLC	08/20/2014 - 09/05/2014	438	0	0.00

		$5,976	$82	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	(0.250)%	03/17/2020	TBD	(2)	$(761)	$(761)
	(0.250)	03/25/2020	TBD	(2)	(3,656)	(3,656)
	0.000	03/25/2020	TBD	(2)	(2,686)	(2,686)
	0.650	03/25/2020	TBD	(2)	(5,164)	(5,165)
	0.750	03/26/2020	TBD	(2)	(1,452)	(1,452)
	1.250	03/25/2020	03/24/2022		(4,658)	(4,659)
	1.400	03/17/2020	TBD	(2)	(10,305)	(10,311)
CFR	1.750	03/23/2020	03/20/2022		(16,170)	(16,177)
FOB	1.750	03/23/2020	03/20/2022		(15,527)	(15,534)
JPS	(0.500)	03/05/2020	TBD	(2)	(566)	(566)
	1.000	03/26/2020	TBD	(2)	(3,126)	(3,126)
	1.250	03/05/2020	TBD	(2)	(34,413)	(34,445)
	1.450	03/10/2020	TBD	(2)	(6,476)	(6,482)
	1.500	03/05/2020	TBD	(2)	(1,609)	(1,611)
	1.500	03/11/2020	TBD	(2)	(818)	(819)
	1.600	03/12/2020	TBD	(2)	(704)	(705)
	1.750	03/13/2020	TBD	(2)	(8,415)	(8,423)
	1.750	03/23/2020	03/20/2022		(27,506)	(27,518)
	1.750	03/26/2020	TBD	(2)	(2,114)	(2,114)
	1.850	03/16/2020	TBD	(2)	(6,394)	(6,399)
	2.000	03/16/2020	TBD	(2)	(473)	(473)
	2.000	03/23/2020	03/20/2022		(8,144)	(8,148)
	2.250	03/23/2020	03/20/2022		(32,048)	(32,066)
RTA	1.377	03/09/2020	05/08/2020		(45,638)	(45,678)

Total Reverse Repurchase Agreements						$(238,974)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(28,690)	$0	$(28,690)	$48,530	$19,840
CFR	0	(16,177)	0	(16,177)	19,339	3,162
FOB	0	(15,534)	0	(15,534)	18,426	2,892
JPS	0	(132,895)	0	(132,895)	173,864	40,969
RTA	0	(45,678)	0	(45,678)	52,067	6,389

Total Borrowings and Other Financing Transactions	$0	$(238,974)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(45,678)	$(193,296)	$(238,974)

Total Borrowings	$0	$0	$(45,678)	$(193,296)	$(238,974)

Payable for reverse repurchase agreements					$(238,974)

(g)	Securities with an aggregate market value of $309,652 and cash of $4,363 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(33,204) at a weighted average interest rate of 1.044%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	5.000%	Quarterly	12/20/2023	$57,000	$2,273	$(4,968)	$(2,695)	$0	$(671)
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	97,000	7,459	(12,115)	(4,656)	0	(1,132)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	280,770	(7,135)	(9,515)	(16,650)	98	(3,002)

Total Swap Agreements					$2,597	$(26,598)	$(24,001)	$98	$(4,805)

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$98	$98	$0	$0	$(4,805)	$(4,805)

(i)

Securities with an aggregate market value of $26,898 and cash of $7,106 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	04/2020		GBP	917	$		1,172	$34	$0
CBK	04/2020		EUR	50,523			55,389	0	(333)
	04/2020	$		2,439		EUR	2,278	73	0
GLM	04/2020			1,816			1,681	38	0
JPM	05/2020			1,157		CHF	1,125	14	0
SCX	05/2020		EUR	46,564	$		51,157	0	(264)

Total Forward Foreign Currency Contracts								$159	$(597)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	$26,300	$(120)	$(2,430)	$0	$(2,550)
	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2020	23,900	(91)	(2,164)	0	(2,255)
	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	26,300	(29)	(3,165)	0	(3,194)
FBF	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	16,000	(73)	(1,469)	0	(1,542)
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	81,050	(385)	(7,734)	0	(8,119)

Total Swap Agreements								$(698)	$(16,962)	$0	$(17,660)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$34	$0	$0	$34	$0	$0	$0	$0	$34	$0	$34
BRC	0	0	0	0	0	0	(7,999)	(7,999)	(7,999)	8,080	81
CBK	73	0	0	73	(333)	0	0	(333)	(260)	419	159
FBF	0	0	0	0	0	0	(1,542)	(1,542)	(1,542)	1,547	5
GLM	38	0	0	38	0	0	0	0	38	0	38
GST	0	0	0	0	0	0	(8,119)	(8,119)	(8,119)	8,101	(18)
JPM	14	0	0	14	0	0	0	0	14	0	14
SCX	0	0	0	0	(264)	0	0	(264)	(264)	0	(264)

Total Over the Counter	$159	$0	$0	$159	$(597)	$0	$(17,660)	$(18,257)

(k)

Securities with an aggregate market value of $18,147 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$98	$0	$0	$0	$98

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$159	$0	$159

	$0	$98	$0	$159	$0	$257

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,805	$0	$0	$0	$4,805

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$597	$0	$597
Swap Agreements	0	0	0	0	17,660	17,660

	$0	$0	$0	$597	$17,660	$18,257

	$0	$4,805	$0	$597	$17,660	$23,062

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,246)	$0	$0	$315	$(1,931)

	$0	$(2,246)	$0	$0	$315	$(1,931)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,447	$0	$3,447
Swap Agreements	0	0	0	0	6,865	6,865

	$0	$0	$0	$3,447	$6,865	$10,312

	$0	$(2,246)	$0	$3,447	$7,180	$8,381

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(34,721)	$0	$0	$0	$(34,721)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,110)	$0	$(1,110)
Swap Agreements	0	0	0	0	(28,530)	(28,530)

	$0	$0	$0	$(1,110)	$(28,530)	$(29,640)

	$0	$(34,721)	$0	$(1,110)	$(28,530)	$(64,361)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO High Yield Fund (Cont.)

March 31, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$221,422	$73,545	$294,967
Corporate Bonds & Notes
Banking & Finance	0	512,775	0	512,775
Industrials	0	4,970,052	0	4,970,052
Utilities	0	570,206	0	570,206
U.S. Treasury Obligations	0	404,426	0	404,426
Non-Agency Mortgage-Backed Securities	0	1,755	0	1,755
Asset-Backed Securities	0	144	0	144
Common Stocks
Information Technology	0	0	82	82

	$0	$6,680,780	$73,627	$6,754,407

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$723,554	$0	$0	$723,554

Total Investments	$723,554	$6,680,780	$73,627	$7,477,961

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	98	0	98
Over the counter	0	159	0	159

	$0	$257	$0	$257

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,805)	0	(4,805)
Over the counter	0	(18,257)	0	(18,257)

	$0	$(23,062)	$0	$(23,062)

Total Financial Derivative Instruments	$0	$(22,805)	$0	$(22,805)

Totals	$723,554	$6,657,975	$73,627	$7,455,156

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

38	PIMCO HIGH YIELD FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2020	39

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

40	PIMCO HIGH YIELD FUND

March 31, 2020

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”).

ANNUAL REPORT	MARCH 31, 2020	41

Notes to Financial Statements (Cont.)

Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable

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foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the

ANNUAL REPORT	MARCH 31, 2020	43

Notes to Financial Statements (Cont.)

primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

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Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$75,636	$77,826	$(153,692)	$(264)	$494	$0	$3,098	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,031,522	$3,233,258	$(3,538,799)	$(195)	$(2,232)	$723,554	$14,357	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s

ANNUAL REPORT	MARCH 31, 2020	47

Notes to Financial Statements (Cont.)

insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations   (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential

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Notes to Financial Statements (Cont.)

mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Line of Credit  The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to

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the agreement. The Fund pays financing charges based on a combination of a LIBOR-based variable rate plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of March 31, 2020, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$408,000,000	09/01/2020	$887,247

*	Maximum available commitment prior to renewal on September 3, 2019, for the Fund was $402,000,000. The agreement expires on September 1, 2020 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the

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Notes to Financial Statements (Cont.)

Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange

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rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in

ANNUAL REPORT	MARCH 31, 2020	53

Notes to Financial Statements (Cont.)

general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the

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Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks.

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High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests

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Notes to Financial Statements (Cont.)

exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of

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infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and

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Notes to Financial Statements (Cont.)

its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.30%	0.40%	0.50%(1)	0.30%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset

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March 31, 2020

Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020 there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

ANNUAL REPORT	MARCH 31, 2020	63

Notes to Financial Statements (Cont.)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$109,749	$189,501

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

64	PIMCO HIGH YIELD FUND

March 31, 2020

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$477,110	$91,879	$2,343,950	$2,441,962

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	373,711	$3,239,840	349,606		$3,004,073

I-2	24,035	212,355	17,692		152,408

I-3	1,873	16,622	774	(a)	6,722	(a)

Administrative Class	16,473	145,598	31,499		268,980

Class A	18,391	162,966	15,032		129,871

Class C	957	8,468	728		6,295

Class R	1,244	11,005	774		6,712

Issued as reinvestment of distributions

Institutional Class	32,611	287,732	33,107		286,188

I-2	1,727	15,236	1,814		15,678

I-3	25	223	11	(a)	96	(a)

Administrative Class	2,288	20,219	2,832		24,509

Class A	3,446	30,409	3,992		34,508

Class C	335	2,958	518		4,481

Class R	155	1,371	166		1,431

Cost of shares redeemed

Institutional Class	(401,885)	$(3,494,333)	(318,956)		$(2,744,439)

I-2	(26,196)	(230,313)	(19,663)		(168,944)

I-3	(1,217)	(10,741)	(331	)(a)	(2,864	)(a)

Administrative Class	(34,510)	(305,047)	(47,251)		(405,353)

Class A	(29,761)	(260,364)	(30,716)		(264,926)

Class C	(5,358)	(47,152)	(5,374)		(46,404)

Class R	(1,512)	(13,212)	(1,074)		(9,285)

Net increase (decrease) resulting from Fund share transactions	(23,168)	$(206,160)	35,180		$299,737

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

ANNUAL REPORT	MARCH 31, 2020	65

Notes to Financial Statements (Cont.)

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO High Yield Fund	$0	$0	$(678,115)	$(4,860)	$(75,835)	$0	$(570)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

66	PIMCO HIGH YIELD FUND

March 31, 2020

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Fund	$0	$75,835

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO High Yield Fund	$8,113,054	$93,763	$(770,956)	$(677,193)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain forward contracts, realized and unrealized gain (loss) swap contracts, straddle loss deferrals, and Lehman securities.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO High Yield Fund	$404,334	$0	$12,041	$423,592	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2020	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO High Yield Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

68	PIMCO HIGH YIELD FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA
BRC	Barclays Bank PLC	GST	Goldman Sachs International
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	J.P. Morgan Securities LLC
FBF	Credit Suisse International	RTA	RBC (Barbados) Trading Bank Corp.
FOB	Credit Suisse Securities (USA) LLC	SCX	Standard Chartered Bank, London

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
DAC	Designated Activity Company	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
PIK	Payment-in-Kind

ANNUAL REPORT	MARCH 31, 2020	69

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO High Yield Fund	0%	0%	$404,334	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

70	PIMCO HIGH YIELD FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2020	71

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

72	PIMCO HIGH YIELD FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2020	73

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

74	PIMCO HIGH YIELD FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	75

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

76	PIMCO HIGH YIELD FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3020AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Income Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO INCOME FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (Cont.)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Income Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO Income Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative

6	PIMCO INCOME FUND

Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	04/27/18	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO Income Fund (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO INCOME FUND

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ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Income Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	(3.18)%	3.59%	7.33%	7.42%
PIMCO Income Fund I-2	(3.27)%	3.48%	7.23%	7.31%
PIMCO Income Fund I-3	(3.33)%	3.40%	7.12%	7.19%
PIMCO Income Fund Administrative Class	(3.42)%	3.33%	7.08%	7.16%
PIMCO Income Fund Class A	(3.56)%	3.18%	6.92%	6.98%
PIMCO Income Fund Class A (adjusted)	(7.20)%	2.40%	6.51%	6.66%
PIMCO Income Fund Class C	(4.28)%	2.41%	6.17%	6.21%
PIMCO Income Fund Class C (adjusted)	(5.20)%	2.41%	6.17%	6.21%
PIMCO Income Fund Class R	(3.80)%	2.92%	6.66%	6.72%
Bloomberg Barclays U.S. Aggregate Index	8.93%	3.36%	3.88%	4.40%
Lipper Multi-Sector Income Funds Average	(3.58)%	1.76%	3.87%	4.30%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.05% for Institutional Class shares, 1.15% for I-2 shares, 1.25% for I-3 shares, 1.30% for Administrative Class shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.70% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INCOME FUND

Institutional Class - PIMIX	I-2 - PONPX	I-3 - PIPNX	Administrative Class - PIINX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of March 31, 2020†§

U.S. Government Agencies	34.9%
Non-Agency Mortgage-Backed Securities	19.5%
Corporate Bonds & Notes	14.3%
Asset-Backed Securities	12.8%
U.S. Treasury Obligations	7.2%
Sovereign Issues	4.0%
Short-Term Instruments‡	3.6%
Loan Participations and Assignments	3.0%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. duration contributed to performance, as U.S. interest rates fell.

»	Exposure to U.S. cash rate contributed to performance, as 3-month LIBOR was positive.

»	Exposure to non-agency mortgage backed securities detracted from performance, as prices for these securities depreciated.

»	Exposure to high yield corporate credit detracted from performance, as these securities generally posted negative total returns.

»	Exposure to emerging market debt detracted from performance, as these securities generally posted negative total returns.

»	Exposure to investment grade corporate credit, primarily exposure to financial companies, detracted from performance, as these securities generally posted negative total returns.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO Income Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$946.70	$4.77	$1,000.00	$1,020.10	$4.95	0.98%
I-2	1,000.00	946.30	5.26	1,000.00	1,019.60	5.45	1.08
I-3	1,000.00	946.00	5.50	1,000.00	1,019.35	5.70	1.13
Administrative Class	1,000.00	945.50	5.98	1,000.00	1,018.85	6.21	1.23
Class A	1,000.00	944.80	6.71	1,000.00	1,018.10	6.96	1.38
Class C	1,000.00	941.20	10.34	1,000.00	1,014.35	10.73	2.13
Class R	1,000.00	943.60	7.92	1,000.00	1,016.85	8.22	1.63

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INCOME FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. Aggregate Index

Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$12.00	$0.54	$(0.87)	$(0.33)	$(0.70)	$0.00	$0.00	$(0.70)

03/31/2019	12.21	0.56	(0.10)	0.46	(0.67)	0.00	0.00	(0.67)

03/31/2018	12.24	0.56	0.08	0.64	(0.67)	0.00	0.00	(0.67)

03/31/2017	11.77	0.57	0.57	1.14	(0.58)	0.00	(0.09)	(0.67)

03/31/2016	12.40	0.47	(0.18)	0.29	(0.91)	(0.01)	0.00	(0.92)

I-2

03/31/2020	12.00	0.53	(0.87)	(0.34)	(0.69)	0.00	0.00	(0.69)

03/31/2019	12.21	0.55	(0.11)	0.44	(0.65)	0.00	0.00	(0.65)

03/31/2018	12.24	0.54	0.08	0.62	(0.65)	0.00	0.00	(0.65)

03/31/2017	11.77	0.56	0.56	1.12	(0.56)	0.00	(0.09)	(0.65)

03/31/2016	12.40	0.46	(0.18)	0.28	(0.90)	(0.01)	0.00	(0.91)

I-3

03/31/2020	12.00	0.52	(0.87)	(0.35)	(0.68)	0.00	0.00	(0.68)

04/27/2018 - 03/31/2019	12.10	0.52	(0.03)	0.49	(0.59)	0.00	0.00	(0.59)

Administrative Class

03/31/2020	12.00	0.51	(0.87)	(0.36)	(0.67)	0.00	0.00	(0.67)

03/31/2019	12.21	0.53	(0.10)	0.43	(0.64)	0.00	0.00	(0.64)

03/31/2018	12.24	0.52	0.09	0.61	(0.64)	0.00	0.00	(0.64)

03/31/2017	11.77	0.54	0.57	1.11	(0.55)	0.00	(0.09)	(0.64)

03/31/2016	12.40	0.44	(0.18)	0.26	(0.88)	(0.01)	0.00	(0.89)

Class A

03/31/2020	12.00	0.49	(0.87)	(0.38)	(0.65)	0.00	0.00	(0.65)

03/31/2019	12.21	0.51	(0.10)	0.41	(0.62)	0.00	0.00	(0.62)

03/31/2018	12.24	0.51	0.08	0.59	(0.62)	0.00	0.00	(0.62)

03/31/2017	11.77	0.53	0.56	1.09	(0.53)	0.00	(0.09)	(0.62)

03/31/2016	12.40	0.42	(0.18)	0.24	(0.86)	(0.01)	0.00	(0.87)

Class C

03/31/2020	12.00	0.40	(0.87)	(0.47)	(0.56)	0.00	0.00	(0.56)

03/31/2019	12.21	0.42	(0.10)	0.32	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.24	0.41	0.08	0.49	(0.52)	0.00	0.00	(0.52)

03/31/2017	11.77	0.43	0.57	1.00	(0.44)	0.00	(0.09)	(0.53)

03/31/2016	12.40	0.33	(0.18)	0.15	(0.77)	(0.01)	0.00	(0.78)

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.97	(3.09)%	$59,316,252	1.09%		1.09%		0.50%		0.50%		4.51%		421%

12.00	3.91	61,701,317	1.05		1.05		0.50		0.50		4.71		472

12.21	5.27	52,201,634	0.72	(d)	0.72	(d)	0.48	(d)	0.48	(d)	4.51		266

12.24	9.90	33,638,113	0.48		0.48		0.45		0.45		4.73		190

11.77	2.48	22,362,456	0.45		0.45		0.45		0.45		3.90		52

10.97	(3.19)	29,064,542	1.19		1.19		0.60		0.60		4.40		421

12.00	3.80	26,387,730	1.15		1.15		0.60		0.60		4.60		472

12.21	5.17	25,015,439	0.82	(e)	0.82	(e)	0.58	(e)	0.58	(e)	4.41		266

12.24	9.79	16,623,094	0.58		0.58		0.55		0.55		4.63		190

11.77	2.37	10,598,545	0.55		0.55		0.55		0.55		3.80		52

10.97	(3.24)	678,734	1.24		1.29		0.65		0.70		4.33		421

12.00	4.24	408,716	1.20	*	1.25	*	0.65	*	0.70	*	4.75	*	472

10.97	(3.33)	403,685	1.34		1.34		0.75		0.75		4.25		421

12.00	3.65	417,229	1.30		1.30		0.75		0.75		4.46		472

12.21	5.01	401,440	0.97	(d)	0.97	(d)	0.73	(d)	0.73	(d)	4.26		266

12.24	9.64	343,576	0.73		0.73		0.70		0.70		4.47		190

11.77	2.22	273,019	0.70		0.70		0.70		0.70		3.66		52

10.97	(3.48)	15,928,413	1.49		1.49		0.90		0.90		4.12		421

12.00	3.49	21,103,370	1.45		1.45		0.90		0.90		4.29		472

12.21	4.85	25,214,615	1.12	(f)	1.12	(f)	0.88	(f)	0.88	(f)	4.16		266

12.24	9.47	8,940,045	0.88		0.88		0.85		0.85		4.36		190

11.77	2.06	7,101,561	0.85		0.85		0.85		0.85		3.50		52

10.97	(4.20)	7,924,011	2.24		2.24		1.65		1.65		3.36		421

12.00	2.72	8,344,530	2.20		2.20		1.65		1.65		3.55		472

12.21	4.07	9,122,805	1.87	(f)	1.87	(f)	1.63	(f)	1.63	(f)	3.35		266

12.24	8.68	7,916,026	1.63		1.63		1.60		1.60		3.60		190

11.77	1.28	6,480,609	1.60		1.60		1.60		1.60		2.75		52

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights PIMCO Income Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2020	$12.00	$0.46	$(0.87)	$(0.41)	$(0.62)	$0.00	$0.00	$(0.62)

03/31/2019	12.21	0.48	(0.10)	0.38	(0.59)	0.00	0.00	(0.59)

03/31/2018	12.24	0.48	0.08	0.56	(0.59)	0.00	0.00	(0.59)

03/31/2017	11.77	0.49	0.57	1.06	(0.50)	0.00	(0.09)	(0.59)

03/31/2016	12.40	0.39	(0.18)	0.21	(0.83)	(0.01)	0.00	(0.84)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.25%.
(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.35%.
(f)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.

16	PIMCO INCOME FUND	See Accompanying Notes

			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)		Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.97	(3.72	) %	$512,039	1.74%		1.74%		1.15%		1.15%		3.85%	421%

12.00	3.23		489,890	1.70		1.70		1.15		1.15		4.06	472

12.21	4.59		449,900	1.37	(f)	1.37	(f)	1.13	(f)	1.13	(f)	3.86	266

12.24	9.20		324,987	1.13		1.13		1.10		1.10		4.07	190

11.77	1.80		204,389	1.10		1.10		1.10		1.10		3.26	52

ANNUAL REPORT	MARCH 31, 2020	17

Consolidated Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$175,838,481
Investments in Affiliates	921,237

Financial Derivative Instruments
Exchange-traded or centrally cleared	281,749
Over the counter	2,469,767
Deposits with counterparty	1,379,171
Foreign currency, at value	449,958
Receivable for investments sold	7,205,912
Receivable for investments sold on a delayed-delivery basis	1,622,595
Receivable for TBA investments sold	65,419,329
Receivable for Fund shares sold	238,073
Interest and/or dividends receivable	761,207
Dividends receivable from Affiliates	1,138
Reimbursement receivable from PIMCO	28
Other assets	458

Total Assets	256,589,103

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$41,512,908
Payable for sale-buyback transactions	3,570,333
Payable for short sales	14,542,276

Financial Derivative Instruments
Exchange-traded or centrally cleared	126,765
Over the counter	1,921,174
Payable for investments purchased	828,542
Payable for investments in Affiliates purchased	1,138
Payable for TBA investments purchased	76,948,928
Payable for unfunded loan commitments	5,639
Deposits from counterparty	2,131,333
Payable for Fund shares redeemed	461,040
Distributions payable	60,488
Overdraft due to custodian	576,484
Accrued investment advisory fees	25,393
Accrued supervisory and administrative fees	31,307
Accrued distribution fees	5,334
Accrued servicing fees	5,348
Accrued taxes payable	6,997

Total Liabilities	142,761,427

Net Assets	$113,827,676

Net Assets Consist of:

Paid in capital	$126,683,119
Distributable earnings (accumulated loss)	(12,855,443)

Net Assets	$113,827,676

Cost of investments in securities	$179,685,493
Cost of investments in Affiliates	$1,185,124
Cost of foreign currency held	$451,878
Proceeds received on short sales	$14,413,024
Cost or premiums of financial derivative instruments, net	$(1,249,930)

* Includes repurchase agreements of:	$4,083,347

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$59,316,252
I-2	29,064,542
I-3	678,734
Administrative Class	403,685
Class A	15,928,413
Class C	7,924,011
Class R	512,039

Shares Issued and Outstanding:

Institutional Class	5,409,447
I-2	2,650,590
I-3	61,898
Administrative Class	36,815
Class A	1,452,619
Class C	722,644
Class R	46,696

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.97
I-2	10.97
I-3	10.97
Administrative Class	10.97
Class A	10.97
Class C	10.97
Class R	10.97

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	19

Consolidated Statement of Operations PIMCO Income Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$7,116,351
Dividends	21,364
Dividends from Investments in Affiliates	103,606
Miscellaneous income	15
Total Income	7,241,336

Expenses:

Investment advisory fees	323,414
Supervisory and administrative fees	398,818
Distribution and/or servicing fees - Administrative Class	1,145
Distribution fees - Class C	64,910
Distribution fees - Class R	1,350
Servicing fees - Class A	46,873
Servicing fees - Class C	21,637
Servicing fees - Class R	1,350
Trustee fees	730
Interest expense	757,993
Miscellaneous expense	2,362
Total Expenses	1,620,582
Waiver and/or Reimbursement by PIMCO	(283)
Net Expenses	1,620,299

Net Investment Income (Loss)	5,621,037

Net Realized Gain (Loss):

Investments in securities	(1,021,715)
Investments in Affiliates	(292)
Exchange-traded or centrally cleared financial derivative instruments	(4,816,759)
Over the counter financial derivative instruments	3,056,913
Short sales	(14,738)
Foreign currency	(297,164)

Net Realized Gain (Loss)	(3,093,755)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(5,227,702)
Investments in Affiliates	(265,196)
Exchange-traded or centrally cleared financial derivative instruments	(1,031,007)
Over the counter financial derivative instruments	(652,248)
Short sales	(441)
Foreign currency assets and liabilities	144,541

Net Change in Unrealized Appreciation (Depreciation)	(7,032,053)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,504,771)

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,621,037	$5,064,898
Net realized gain (loss)	(3,093,755)	(1,210,019)
Net change in unrealized appreciation (depreciation)	(7,032,053)	293,834

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,504,771)	4,148,713

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,986,335)	(3,117,311)
I-2	(1,865,854)	(1,380,387)
I-3	(32,596)	(11,243	)(a)
Administrative Class	(25,686)	(21,666)
Class A	(1,019,266)	(1,132,869)
Class C	(406,674)	(377,779)
Class R	(28,148)	(22,807)

Total Distributions(b)	(7,364,559)	(6,064,062)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	6,844,223	8,362,299

Total Increase (Decrease) in Net Assets	(5,025,107)	6,446,950

Net Assets:

Beginning of year	118,852,783	112,405,833
End of year	$113,827,676	$118,852,783

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	21

Consolidated Statement of Cash Flows PIMCO Income Fund

Year Ended March 31, 2020 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(4,504,771)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(764,115,004)
Proceeds from sales of long-term securities	743,264,097
(Purchases) Proceeds from sales of short-term portfolio investments, net	2,497,814
(Increase) decrease in deposits with counterparty	(334,378)
(Increase) decrease in receivable for investments sold	4,116,639
(Increase) decrease in interest and/or dividends receivable	(35,884)
(Increase) decrease in dividends receivable from Affiliates	4,002
(Increase) decrease in reimbursement receivable from PIMCO	(11)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(5,963,369)
Proceeds from (Payments on) over the counter financial derivative instruments	2,931,573
Increase (decrease) in payable for investments purchased	(2,290,825)
Increase (decrease) in payable for unfunded loan commitments	(500,181)
Increase (decrease) in deposits from counterparty	735,752
Increase (decrease) in accrued investment advisory fees	566
Increase (decrease) in accrued supervisory and administrative fees	442
Increase (decrease) in accrued distribution fees	(134)
Increase (decrease) in accrued servicing fees	(945)
Proceeds from (Payments on) short sales transactions, net	(738,278)
Proceeds from (Payments on) foreign currency transactions	(152,701)
Increase (decrease) in other liabilities	(104)
Net Realized (Gain) Loss
Investments in securities	1,021,715
Investments in Affiliates	292
Exchange-traded or centrally cleared financial derivative instruments	4,816,759
Over the counter financial derivative instruments	(3,056,913)
Short sales	14,738
Foreign currency	297,164
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	5,227,702
Investments in Affiliates	265,196
Exchange-traded or centrally cleared financial derivative instruments	1,031,007
Over the counter financial derivative instruments	652,248
Short sales	441
Foreign currency assets and liabilities	(144,541)
Net amortization (accretion) on investments	(420,985)
Net Cash Provided by (Used for) Operating Activities	(15,380,877)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	53,528,944
Payments on shares redeemed	(53,067,490)
Increase (decrease) in overdraft due to custodian	576,484
Cash distributions paid*	(752,491)
Proceeds from reverse repurchase agreements	471,639,998
Payments on reverse repurchase agreements	(458,249,087)
Proceeds from sale-buyback transactions	30,627,962
Payments on sale-buyback transactions	(29,209,634)
Net Cash Received from (Used for) Financing Activities	15,094,686

Net Increase (Decrease) in Cash and Foreign Currency	(286,191)

Cash and Foreign Currency:

Beginning of year	736,149
End of year	$449,958
* Reinvestment of distributions	$6,609,247

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$770,260
Non Cash Payment in Kind	$6,431

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO INCOME FUND	See Accompanying Notes

Summary Consolidated Schedule of Investments PIMCO Income Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)	$	136,670	$	137,012	0.1%

Other Loan Participations and Assignments ^«µ~(d)(e)(m)(n)				5,146,721	4.5%

Total Loan Participations and Assignments (Cost $5,846,608)				5,283,733	4.6%

CORPORATE BONDS & NOTES

BANKING & FINANCE

Barclays PLC
3.125% - 7.875% due 09/15/2022 - 01/17/2033 •(k)(l)(p)	GBP	596,985		663,966	0.6%
1.500% - 8.000% due 12/15/2020 - 09/03/2023 •(k)(l)	EUR	170,314		179,356	0.1%
3.072% - 8.000% due 01/10/2023 - 05/16/2029 ~•(k)(l)	$	829,436		788,349	0.7%

Deutsche Bank AG
0.031% - 1.875% due 12/07/2020 - 02/14/2022 ~(p)	EUR	60,800		66,174	0.1%
2.700% - 5.000% due 07/13/2020 - 01/13/2026 ~•	$	1,182,084		1,127,813	1.0%

HSBC Holdings PLC
3.000% - 5.875% due 09/28/2026 - 05/29/2030 (k)(l)(p)	GBP	121,000		138,149	0.1%
4.750% - 6.000% due 09/29/2023 - 07/04/2029 (k)(l)	EUR	69,337		67,616	0.1%
1.434% - 6.500% due 03/08/2021 - 05/22/2030 ~•(k)(l)(p)	$	692,124		694,158	0.6%

Royal Bank of Scotland Group PLC
2.000% - 2.500% due 03/08/2023 - 03/04/2025 •(p)	EUR	83,142		90,434	0.1%
2.766% - 8.625% due 08/10/2020 - 09/30/2031 ~•(k)(l)(p)	$	1,215,118		1,217,620	1.1%

UniCredit SpA
7.830% due 12/04/2023		593,520		634,613	0.5%

Other Banking & Finance «~•(h)(k)(l)(m)(p)				9,328,300	8.2%

Total Banking & Finance				14,996,548	13.2%

INDUSTRIALS

Total Industrials ^«~•þ(d)(e)(h)(k)(m)(p)				7,174,022	6.3%
UTILITIES

Pacific Gas & Electric Co.
2.450% - 6.350% due 10/01/2020 - 12/01/2046 ^(e)(p)		1,254,837		1,247,930	1.1%

Other Utilities ^~(d)(m)(p)				1,904,238	1.6%

Total Utilities				3,152,168	2.7%

Total Corporate Bonds & Notes (Cost $26,604,255)				25,322,738	22.2%

CONVERTIBLE BONDS & NOTES

Total Convertible Bonds & Notes (m) (Cost $44,297)				24,960	0.0%
MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes ^(e)(m) (Cost $116,382)				153,216	0.1%
U.S. GOVERNMENT AGENCIES

Fannie Mae
0.668% - 18.893% due 11/01/2020 - 01/01/2059 ~•(a)(p)		577,951		185,578	0.1%

Fannie Mae, TBA
3.000% due 06/01/2040		1,782,216		1,862,481	1.6%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS

Freddie Mac
4.000% due 10/01/2048	$	177	$	190	0.0%
4.000% due 10/01/2048 (p)		594,953		635,720	0.6%
0.000% - 20.510% due 05/25/2020 - 08/15/2057 ~•(a)(b)(h)(p)		4,941,322		4,563,395	4.0%

Ginnie Mae
0.134% - 6.490% due 06/20/2022 - 04/20/2068 ~•(a)(p)		2,436,416		2,446,011	2.2%

Uniform Mortgage-Backed Security
4.000% due 10/01/2047 (p)		1,610,598		1,732,690	1.5%
4.000% due 10/01/2047		11,065		11,892	0.0%
4.000% due 08/01/2048 (p)		588,817		629,269	0.6%
4.000% due 08/01/2048		36,996		39,612	0.0%
4.000% due 12/01/2048		65,803		70,389	0.0%
4.000% due 12/01/2048 (p)		596,868		637,497	0.6%
4.000% due 01/01/2049		35,525		38,032	0.0%
4.000% due 01/01/2049 (p)		736,497		786,564	0.7%
4.000% due 03/01/2049		43,913		47,046	0.0%
4.000% due 03/01/2049 (p)		1,263,941		1,350,160	1.2%
4.000% due 04/01/2049		27,857		29,821	0.0%
4.000% due 04/01/2049 (p)		1,403,553		1,499,738	1.3%
4.000% due 05/01/2049		464,960		496,808	0.5%
4.000% due 05/01/2049 (p)		442,598		472,661	0.4%
4.000% due 06/01/2049		27,438		29,351	0.0%
4.000% due 06/01/2049 (p)		1,480,704		1,581,966	1.4%
4.000% due 07/01/2049		557,399		595,266	0.5%
4.000% due 07/01/2049 (p)		701,163		749,310	0.6%
4.000% due 08/01/2049		29,882		31,969	0.0%
4.000% due 08/01/2049 (p)		1,449,119		1,547,986	1.4%
4.000% due 09/01/2049 (p)		1,875,654		2,003,361	1.8%
4.000% due 09/01/2049		14,130		15,119	0.0%
2.500% - 6.000% due 07/01/2021 - 03/01/2050 (p)		12,262,047		13,100,408	11.5%

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050		3,789,720		3,921,352	3.5%
2.500% due 06/01/2050		6,458,380		6,665,795	5.9%
3.000% due 04/01/2050		1,119,091		1,173,603	1.0%
3.000% due 05/01/2050		11,200,243		11,729,162	10.3%
2.500% - 4.500% due 05/01/2035 - 04/01/2050		732,648		769,099	0.7%

Other U.S. Government Agencies •(l)(p)				237,697	0.3%

Total U.S. Government Agencies (Cost $59,870,761)				61,686,998	54.2%

U.S. TREASURY OBLIGATIONS

U.S. Treasury Bonds
2.875% due 08/15/2045 (p)		858,035		1,147,521	1.0%
2.875% due 11/15/2046 (p)(r)(t)		542,700		732,815	0.6%
3.000% due 11/15/2044 (p)(r)(t)		615,851		833,949	0.7%
3.125% due 08/15/2044 (p)(t)		478,709		660,076	0.6%
3.375% due 05/15/2044 (p)(r)(t)		712,309		1,018,546	0.9%
3.625% due 08/15/2043 (p)		679,488		1,002,139	0.9%
3.625% due 02/15/2044 (p)(r)(t)		494,249		731,450	0.6%
2.250% - 6.250% due 05/15/2030 - 02/15/2049 (p)(r)(t)		1,052,280		1,477,083	1.3%

U.S. Treasury Inflation Protected Securities (j)
0.250% due 07/15/2029 (p)(r)(t)		1,588,819		1,651,710	1.5%
0.750% due 07/15/2028 (p)(r)(t)		917,423		982,458	0.9%
2.375% due 01/15/2025 (p)(r)(t)		1,164,159		1,291,355	1.1%
0.125% - 2.500% due 04/15/2024 - 02/15/2049 (p)(r)(t)		1,070,485		1,203,187	1.1%

24	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS

U.S. Treasury Notes
2.250% - 2.750% due 11/15/2024 - 02/28/2025 (r)(t)	$	1,365	$	1,494	0.0%

Total U.S. Treasury Obligations (Cost $11,219,247)				12,733,783	11.2%

NON-AGENCY MORTGAGE-BACKED SECURITIES

Chester A PLC
1.313% due 03/17/2046	GBP	1,110,725		1,371,249	1.2%
0.000% - 3.513% due 03/17/2046 - 05/20/2046 (h)		466,287		636,097	0.6%

Credit Suisse First Boston Mortgage Securities Corp.
3.169% due 06/25/2046 ~	$	866,295		850,834	0.8%

Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2049 (h)		1,524,353		1,458,140	1.3%
3.210% due 07/25/2057 ~		991,862		856,750	0.8%
3.250% due 01/27/2059 «~		780,758		731,105	0.6%
3.407% due 07/25/2058 ~		3,817,746		3,404,044	3.0%
3.500% due 11/25/2076 «~		919,006		879,857	0.8%
3.501% due 10/25/2060 ~		2,159,814		1,937,510	1.7%
3.585% due 06/25/2048		1,275,289		1,231,985	1.1%
4.288% due 06/01/2050 ~		2,041,826		1,987,551	1.7%
4.303% due 09/25/2059		1,147,965		1,129,212	1.0%
4.320% due 12/25/2048 ~		1,024,245		1,008,745	0.9%
0.000% - 4.789% due 09/25/2048 - 11/25/2076 «~(a)(h)		5,359,410		2,725,930	2.4%

Kentmere PLC
1.511% due 10/28/2051 •	GBP	600,958		734,793	0.6%

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	$	16,646		14,925	0.0%

Proteus RMBS DAC
0.052% due 10/29/2054	EUR	599,893		659,775	0.6%

Roundstone Securities DAC
0.251% due 09/28/2055 •		882,486		962,739	0.8%
0.000% - 1.901% due 09/28/2055 ~•		311,875		266,056	0.2%

Other Non-Agency Mortgage-Backed Securities ^«~•þ(a)(h)(m)(p)				11,587,512	10.2%

Total Non-Agency Mortgage-Backed Securities (Cost $35,601,806)				34,434,809	30.3%

ASSET-BACKED SECURITIES

Countrywide Asset-Backed Certificates
1.087% - 5.834% due 07/25/2033 - 11/25/2047 ^~•		1,405,445		1,167,620	1.0%

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)		379		380	0.0%
0.000% due 02/25/2056 ~		1,601,172		1,370,397	1.2%

Legacy Mortgage Asset Trust
3.148% due 12/25/2056 ~		1,167,121		1,006,167	0.9%
3.353% due 01/28/2070 •(p)		747,817		739,994	0.7%
4.097% due 08/26/2058		1,391,492		1,362,533	1.2%
4.128% due 02/25/2058 ~		1,072,309		1,046,326	0.9%
0.000% - 9.081% due 06/25/2057 - 01/28/2070 «~(a)(h)		3,184,394		1,972,821	1.7%

SoFi Alternative Trust
2.470% - 7.786% due 01/17/2045 - 06/15/2050 ~		1,963,993		2,031,669	1.8%

Other Asset-Backed Securities ^«~•þ(a)(h)(m)(p)				11,855,637	10.4%

Total Asset-Backed Securities (Cost $23,450,509)				22,553,544	19.8%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
SOVEREIGN ISSUES

Turkey Government International Bond
4.625% due 03/31/2025 (p)	EUR	130,000	$	132,260	0.1%
4.250% - 7.625% due 03/30/2021 - 03/13/2030 (p)	$	1,484,200		1,349,752	1.2%

Other Sovereign Issues ^~•þ(c)(e)(j)(m)(p)				5,646,007	5.0%

Total Sovereign Issues (Cost $9,755,991)				7,128,019	6.3%

COMMON STOCKS

Total Common Stocks «(f)(m)(n) (Cost $145,433)				85,306	0.1%
WARRANTS

Total Warrants «(m) (Cost $354,379)				134,215	0.1%
PREFERRED SECURITIES

Total Preferred Securities «~•(k)(l)(m)(p) (Cost $745,572)				627,641	0.6%
REAL ESTATE INVESTMENT TRUSTS

Total Real Estate Investment Trusts (m) (Cost $155,793)				191,077	0.2%
SHORT-TERM INSTRUMENTS

REPURCHASE AGREEMENTS (o)

				4,083,347	3.6%
ARGENTINA TREASURY BILLS

Total Argentina Treasury Bills «~(h)(m)				207,695	0.2%
MEXICO TREASURY BILLS

Total Mexico Treasury Bills (h)(i)(m)				41,569	0.0%
SOUTH AFRICA TREASURY BILLS

Total South Africa Treasury Bills (h)(m)				655,987	0.6%
U.S. TREASURY BILLS

Total U.S. Treasury Bills (h)(m)(r)(t)				489,844	0.4%

Total Short-Term Instruments (Cost $5,774,460)				5,478,442	4.8%

Total Investments in Securities (Cost $179,685,493)				175,838,481	154.5%

26	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

	SHARES		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN AFFILIATES

COMMON STOCKS

Total Common Stocks «(f)(m)(n) (Cost $318,596)			53,170	0.0%
SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES
PIMCO Short-Term Floating NAV Portfolio III	88,388,879	$	868,067	0.8%

Total Short-Term Instruments (Cost $866,528)			868,067	0.8%

Total Investments in Affiliates (Cost $1,185,124)			921,237	0.8%

Total Investments (Cost $180,870,617)		$	176,759,718	155.3%

Financial Derivative Instruments (q)(s) (Cost or Premiums, net $(1,249,930))			703,577	0.6%

Other Assets and Liabilities, net			(63,635,619)	(55.9%)

Net Assets		$	113,827,676	100.0%

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
«	The group contains securities valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

This group contains Variable or Floating rate securities. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	The group contains securities that are interest only (“IO”) or IO Strip.
(b)	The group contains principal only securities.
(c)	The group contains when-issued securities.
(d)	The group contains payment in-kind bond securities.
(e)	The group contains securities that are not accruing income as of the date of this report.
(f)	The group contains securities that did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	The group contains zero coupon securities.
(i)	Coupon represents a yield to maturity.
(j)	The group contains securities in which the principal amount of the security is adjusted for inflation.
(k)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	The group contains contingent convertible securities.
(m)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(n)	The group contains restricted securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$24,303	$23,513	0.02%
Britannia Property Owner LLC 5.225% due 10/09/2021	11/15/2018	47,922	46,719	0.04
Cheltenham LLC 5.675% due 11/09/2021	11/15/2018	62,100	60,440	0.05
Dommo Energia S.A.	12/21/2017 - 12/26/2017	465	213	0.00
Eneva S.A.	12/21/2017 - 12/03/2019	1,850	2,667	0.00
Fidere Gestion De Vivienda 2.500% due 05/15/2020	10/31/2018	96,245	90,753	0.08
GHH Holdings Ltd. 2.613% due 12/04/2024	10/10/2018	98,534	88,441	0.08
Grey Barn LLC 5.025% due 09/09/2021	11/15/2018	95,186	92,952	0.08
Hotel (PL Property) Ltd. 2.667% due 02/07/2023	07/09/2018	71,550	65,036	0.06
Isla Vista Owner LLC 4.870% due 05/09/2020	11/15/2018	53,523	52,722	0.05
Kiinteisto oy Paulon Talo 2.300% due 02/15/2021	04/18/2018	48,909	42,280	0.04
Kiinteisto oy Paulon Talo 2.350% due 02/15/2021	04/18/2018	33,681	29,115	0.03
NVHL S.A. ‘A’	03/09/2012	26	0	0.00
NVHL S.A. ‘B’	03/09/2012	26	0	0.00
NVHL S.A. ‘C’	03/09/2012	26	0	0.00
NVHL S.A. ‘D’	03/09/2012	27	0	0.00
NVHL S.A. ‘E’	03/09/2012	27	0	0.00
NVHL S.A. ‘F’	03/09/2012	27	0	0.00
NVHL S.A. ‘G’	03/09/2012	27	0	0.00
NVHL S.A. ‘H’	03/09/2012	27	0	0.00
NVHL S.A. ‘I’	03/09/2012	27	0	0.00
NVHL S.A. ‘J’	03/09/2012	27	0	0.00
Oasis West 5.280% due 03/08/2022	07/13/2018	200,000	192,982	0.17
Sierra Hamilton Holder LLC	07/31/2017	3,896	153	0.00
Tawny Funding S.A. 3.150% due 03/16/2023	08/28/2018	305,985	289,671	0.25
Westmoreland Mining Holdings LLC	12/08/2014 - 03/26/2019	4,070	1,232	0.00

		$1,148,486	$1,078,889	0.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(o)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.250%	03/27/2020	04/01/2020	$142,679	Freddie Mac 4.000% due 08/01/2049	$(144,089)	$142,679	$142,684
DEU	0.000	03/26/2020	04/20/2020	446,711	U.S. Treasury Notes 3.125% due 11/15/2028	(452,174)	446,711	446,711
	0.050	03/26/2020	04/20/2020	457,507	U.S. Treasury Notes 2.250% - 2.875% due 08/15/2027 - 08/15/2028	(463,160)	457,507	457,511
IND	0.200	03/31/2020	04/13/2020	358,508	Fannie Mae 4.000% due 03/01/2049	(361,839)	358,508	358,510
JPS	(0.100)	03/31/2020	04/01/2020	184,717	U.S. Treasury Bonds 2.375% due 11/15/2049	(184,417)	184,717	184,716
NOM	0.100	03/30/2020	04/15/2020	529,354	Fannie Mae 4.000% due 09/01/2049	(534,593)	529,354	529,357
	0.100	03/31/2020	04/15/2020	559,335	Fannie Mae 3.500% due 06/01/2049	(561,956)	559,335	559,337
	0.100	03/31/2020	04/20/2020	79,055	Fannie Mae 4.000% due 03/01/2049	(79,789)	79,055	79,055

28	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
	0.300%	03/24/2020	04/20/2020	$588,218	U.S. Treasury Notes 2.250% - 2.875% due 08/15/2027 - 02/15/2029	$(594,723)	$588,218	$588,257
TDM	0.380	03/30/2020	04/01/2020	737,263	Fannie Mae 4.000% due 10/01/2047 - 07/01/2049	(744,718)	737,263	737,279

Total Repurchase Agreements						$(4,121,458)	$4,083,347	$4,083,417

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
AZD	1.740%	02/12/2020	05/12/2020			$(589,225)	$(590,620)
	1.750	02/26/2020	04/08/2020			(255,153)	(255,587)
BCY	1.100	03/05/2020	TBD	(3)		(7,000)	(7,006)
BOM	1.730	02/06/2020	04/06/2020			(59,000)	(59,156)
	1.730	02/07/2020	04/06/2020			(3,097)	(3,106)
	1.730	02/10/2020	04/09/2020			(284,344)	(285,041)
	1.730	02/12/2020	05/12/2020			(297,813)	(298,514)
	1.730	02/13/2020	04/09/2020			(54,837)	(54,963)
	1.730	02/14/2020	04/14/2020			(264,053)	(264,649)
	1.730	02/14/2020	04/28/2020			(21,546)	(21,594)
	1.730	02/18/2020	04/20/2020			(350,500)	(351,224)
	1.760	03/26/2020	04/15/2020			(193,066)	(193,123)
BOS	0.650	03/24/2020	04/13/2020			(360)	(361)
	0.900	03/23/2020	04/13/2020			(17,497)	(17,501)
	0.960	03/12/2020	04/15/2020			(1,766,947)	(1,767,889)
	0.960	03/23/2020	04/15/2020			(9,992)	(9,994)
	0.960	03/31/2020	04/15/2020			(137,780)	(137,780)
	0.960	04/01/2020	04/15/2020			(315,587)	(315,587)
	1.350	03/06/2020	04/08/2020			(44,690)	(44,734)
	1.700	03/04/2020	04/09/2020			(17,628)	(17,651)
	1.700	03/06/2020	04/09/2020			(312)	(313)
	1.710	03/04/2020	05/14/2020			(2,189)	(2,192)
	1.720	02/05/2020	04/06/2020			(58,375)	(58,531)
	1.720	03/04/2020	04/06/2020			(14,352)	(14,371)
	1.720	03/04/2020	04/13/2020			(7,848)	(7,858)
	1.720	03/04/2020	05/04/2020			(7,956)	(7,967)
	1.720	03/06/2020	04/13/2020			(2,344)	(2,347)
	1.730	03/09/2020	04/20/2020			(180,136)	(180,335)
BPS	(0.300)	03/11/2020	06/11/2020		EUR	(3,905)	(4,306)
	(0.150)	03/17/2020	06/16/2020			(76,165)	(83,997)
	1.250	03/05/2020	TBD	(3)		$(9,447)	(9,456)
	1.300	03/23/2020	04/16/2020			(3,464)	(3,465)
	1.500	04/01/2020	04/20/2020			(7,813)	(7,813)
	1.550	03/16/2020	04/09/2020			(3,556)	(3,558)
	2.150	03/24/2020	04/28/2020			(20,995)	(21,005)
	2.602	03/19/2020	03/19/2021			(631,092)	(631,685)
BRC	0.000	03/25/2020	TBD	(3)		(3,057)	(3,057)
	0.250	03/25/2020	03/24/2022			(2,559)	(2,559)
	0.500	03/25/2020	03/24/2022			(1,671)	(1,671)
	0.850	03/23/2020	TBD	(3)		(636)	(636)
	1.000	03/25/2020	03/24/2022			(5,227)	(5,228)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.030%	04/01/2020	04/13/2020			$(30,584)	$(30,584)
	1.050	03/05/2020	TBD	(3)		(129)	(129)
	1.350	04/01/2020	04/17/2020			(506,747)	(506,747)
	1.350	04/01/2020	06/19/2020			(256,351)	(256,351)
	1.450	04/01/2020	04/20/2020			(146,592)	(146,592)
	2.150	03/24/2020	04/20/2020			(5,568)	(5,571)
BSN	1.690	01/10/2020	04/09/2020			(229,219)	(230,101)
	1.690	01/15/2020	04/13/2020			(11,289)	(11,330)
	1.690	01/30/2020	04/13/2020			(1,759)	(1,765)
	1.690	02/10/2020	04/09/2020			(19,997)	(20,045)
	1.690	02/13/2020	04/09/2020			(5,104)	(5,116)
	1.690	02/13/2020	04/13/2020			(4,581)	(4,591)
	1.690	03/06/2020	04/09/2020			(34,375)	(34,417)
	1.690	03/10/2020	04/13/2020			(58,599)	(58,659)
	1.700	03/09/2020	04/23/2020			(11,500)	(11,512)
	1.740	03/24/2020	04/09/2020			(14,796)	(14,802)
	1.740	03/24/2020	04/13/2020			(1,533)	(1,534)
	1.750	03/24/2020	04/23/2020			(157,315)	(157,376)
	1.750	03/27/2020	04/23/2020			(33,514)	(33,522)
	1.760	02/12/2020	04/15/2020			(749,339)	(751,134)
	1.760	02/28/2020	04/15/2020			(123,087)	(123,286)
	1.760	03/05/2020	04/15/2020			(28,598)	(28,636)
	1.760	03/09/2020	04/15/2020			(545,338)	(545,951)
	1.760	03/23/2020	04/15/2020			(279,393)	(279,516)
	1.760	03/27/2020	04/15/2020			(81,258)	(81,278)
CDC	1.370	03/20/2020	04/13/2020			(15,356)	(15,363)
	1.370	03/27/2020	04/09/2020			(35,067)	(35,074)
	1.550	03/20/2020	04/21/2020			(12,616)	(12,622)
	1.600	03/20/2020	04/07/2020			(12,154)	(12,160)
CEW	1.300	03/20/2020	04/15/2020			(9,107)	(9,111)
	1.320	03/20/2020	04/09/2020			(2,818)	(2,819)
	1.420	03/20/2020	04/15/2020			(6,200)	(6,203)
	1.550	03/20/2020	04/09/2020			(1,635)	(1,636)
	2.150	03/26/2020	04/21/2020			(8,443)	(8,446)
CFR	0.000	03/18/2020	TBD	(3)		(3,527)	(3,527)
	0.000	03/20/2020	TBD	(3)		(3,479)	(3,479)
	0.500	03/18/2020	TBD	(3)		(12,640)	(12,642)
	2.750	03/31/2020	TBD	(3)		(5,383)	(5,383)
CIB	0.950	03/12/2020	04/15/2020			(279,711)	(279,859)
	0.950	03/27/2020	04/15/2020			(42,179)	(42,185)
	0.950	03/31/2020	04/15/2020			(37,600)	(37,601)
	1.740	03/27/2020	04/13/2020			(167,195)	(167,235)
	1.780	03/26/2020	04/14/2020			(62,784)	(62,803)
	1.790	02/06/2020	04/03/2020			(710,877)	(712,821)
	1.790	03/26/2020	04/03/2020			(137,259)	(137,300)
	1.790	03/27/2020	04/03/2020			(476,453)	(476,571)
CSN	0.970	03/23/2020	04/24/2020			(60,016)	(60,031)
	1.000	03/12/2020	04/15/2020			(453,081)	(453,333)
DBL	(0.900)	03/23/2020	TBD	(3)	EUR	(531)	(585)
	0.000	03/25/2020	TBD	(3)		$(25,747)	(25,747)
DEU	0.300	03/26/2020	04/20/2020			(889,670)	(889,714)
	1.700	03/03/2020	05/05/2020			(328,400)	(328,850)
	1.710	03/11/2020	04/15/2020			(28,666)	(28,695)
	2.000	03/30/2020	04/09/2020			(6,215)	(6,216)
FAR	1.750	03/26/2020	04/20/2020			(880,679)	(880,936)
	1.760	02/11/2020	04/15/2020			(2,445,592)	(2,451,570)
	1.760	03/05/2020	04/15/2020			(14,788)	(14,808)
	1.760	03/23/2020	04/15/2020			(35,496)	(35,512)

30	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.760%	03/27/2020	04/15/2020			$(112,918)	$(112,946)
	1.770	03/26/2020	04/21/2020			(791,877)	(792,111)
FOB	1.300	03/26/2020	04/09/2020			(20,254)	(20,258)
GRE	1.720	02/13/2020	05/07/2020			(654)	(656)
	1.720	03/03/2020	05/07/2020			(126,225)	(126,400)
	1.720	03/04/2020	04/13/2020			(38,532)	(38,584)
	1.720	03/09/2020	04/13/2020			(137,281)	(137,432)
	1.740	03/04/2020	04/06/2020			(1,716)	(1,718)
	1.740	03/09/2020	04/20/2020			(231,025)	(231,282)
	1.740	03/10/2020	04/06/2020			(11,720)	(11,732)
GSC	1.780	02/12/2020	04/08/2020			(484,436)	(485,610)
IND	0.750	03/23/2020	06/22/2020			(90,161)	(90,178)
	1.780	02/12/2020	04/13/2020			(328,073)	(328,868)
	1.780	03/12/2020	04/13/2020			(234,229)	(234,461)
	1.780	03/30/2020	04/13/2020			(814,993)	(815,074)
JML	0.100	03/19/2020	04/08/2020		EUR	(3,803)	(4,195)
	0.470	03/17/2020	06/16/2020			(114,866)	(126,710)
	1.000	03/17/2020	04/20/2020		GBP	(29,073)	(36,125)
	1.250	01/10/2020	04/08/2020			(666)	(830)
	1.360	03/17/2020	04/09/2020			$(21,380)	(21,392)
	1.650	03/30/2020	04/20/2020			(123,751)	(123,762)
	7.400	03/24/2020	04/06/2020		MXN	(432,190)	(18,248)
JPS	0.920	03/12/2020	04/15/2020			$(531,825)	(532,097)
	0.920	03/31/2020	04/15/2020			(38,625)	(38,626)
	0.920	04/01/2020	04/15/2020			(166,390)	(166,390)
	1.080	04/01/2020	04/17/2020			(33,873)	(33,873)
	1.150	03/05/2020	TBD	(3)		(31,671)	(31,698)
	1.150	03/16/2020	TBD	(3)		(3,779)	(3,781)
	1.210	04/01/2020	04/09/2020			(5,445)	(5,445)
	1.500	03/13/2020	TBD	(3)		(4,316)	(4,319)
	1.600	03/20/2020	04/24/2020			(8,617)	(8,622)
	1.720	03/04/2020	04/07/2020			(1,016)	(1,017)
	1.750	02/20/2020	04/17/2020			(2,751)	(2,756)
	1.750	03/05/2020	04/17/2020			(43,238)	(43,294)
MEI	0.900	03/05/2020	TBD	(3)		(8,469)	(8,475)
	2.100	03/19/2020	04/07/2020			(1,507)	(1,509)
MSB	2.700	04/01/2020	09/28/2020			(8,478)	(8,478)
MSC	2.700	04/01/2020	09/28/2020			(276,889)	(276,889)
	2.966	03/24/2020	06/22/2020			(142,735)	(142,829)
NOM	0.500	03/24/2020	04/20/2020			(580,538)	(580,602)
	0.940	03/12/2020	04/15/2020			(2,364,638)	(2,365,873)
	1.200	03/05/2020	TBD	(3)		(1,220)	(1,221)
	1.250	03/05/2020	TBD	(3)		(783)	(784)
NXN	0.880	03/13/2020	04/15/2020			(116,680)	(116,734)
	1.710	01/15/2020	04/13/2020			(36,644)	(36,778)
RCY	0.950	03/12/2020	04/15/2020			(2,847,710)	(2,849,213)
	1.250	03/17/2020	06/17/2020			(218,654)	(218,768)
	1.500	03/31/2020	04/24/2020			(358,816)	(358,831)
	1.740	02/20/2020	05/20/2020			(480,798)	(481,751)
RYL	0.000	03/17/2020	06/16/2020		EUR	(48,616)	(53,619)
	0.850	03/18/2020	06/16/2020		GBP	(73,170)	(90,913)
SAL	0.950	03/20/2020	04/22/2020			$(344,553)	(344,662)
	1.050	03/26/2020	04/20/2020			(549,716)	(549,812)
SCX	0.900	03/20/2020	04/21/2020			(63,260)	(63,279)
	1.480	03/18/2020	04/09/2020			(5,575)	(5,578)
	1.730	03/23/2020	05/08/2020			(108,800)	(108,847)
	1.740	03/23/2020	05/08/2020			(541,480)	(541,716)
	2.500	03/27/2020	04/28/2020			(72,549)	(72,574)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
SGY	0.750%	03/11/2020	06/09/2020	$(1,200,031)	$(1,200,556)
	0.850	04/01/2020	06/22/2020	(1,434,438)	(1,434,438)
	1.330	03/04/2020	06/05/2020	(534,280)	(534,832)
	1.780	02/13/2020	05/08/2020	(568,637)	(569,987)
SOG	1.350	03/20/2020	05/08/2020	(1,102)	(1,102)
STR	0.120	03/31/2020	04/01/2020	(2,595,424)	(2,595,424)
	0.120	04/01/2020	04/02/2020	(2,545,777)	(2,545,777)
TDM	0.900	03/18/2020	04/17/2020	(94,406)	(94,439)
	1.750	02/20/2020	04/20/2020	(450,502)	(451,400)
	1.750	03/09/2020	04/20/2020	(185,406)	(185,613)
UAG	1.720	02/11/2020	04/15/2020	(474,691)	(475,825)
UBS	0.650	03/23/2020	05/22/2020	(99,526)	(99,542)
WFS	1.750	02/19/2020	04/20/2020	(947,100)	(949,034)
	1.750	03/24/2020	04/20/2020	(154,842)	(154,902)

Total Reverse Repurchase Agreements					$(41,512,908)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BPG	1.700%	01/24/2020	04/21/2020	$(4,282)	$(4,296)
	1.700	01/27/2020	04/21/2020	(29,922)	(30,014)
	1.700	01/28/2020	04/21/2020	(16,790)	(16,841)
	1.700	01/30/2020	04/23/2020	(1,737)	(1,742)
	1.700	01/31/2020	04/21/2020	(2,204)	(2,210)
	1.700	02/07/2020	04/21/2020	(2,583)	(2,589)
	1.700	02/07/2020	04/22/2020	(8,885)	(8,908)
	1.700	02/14/2020	04/21/2020	(2,982)	(2,988)
	1.700	02/14/2020	04/22/2020	(8,427)	(8,446)
	1.700	02/14/2020	04/23/2020	(11,927)	(11,954)
	1.700	02/21/2020	04/23/2020	(201)	(201)
	1.700	03/09/2020	04/22/2020	(2,265)	(2,267)
	1.720	02/14/2020	04/13/2020	(130)	(130)
	1.720	02/21/2020	04/13/2020	(805)	(807)
	1.720	02/28/2020	04/13/2020	(112)	(112)
	1.720	03/03/2020	04/13/2020	(777)	(778)
	1.720	03/04/2020	04/13/2020	(226)	(227)
	1.720	03/06/2020	04/13/2020	(565)	(566)
	1.730	02/07/2020	04/03/2020	(1,550)	(1,554)
	1.730	02/13/2020	04/03/2020	(905)	(907)
	1.730	02/14/2020	04/03/2020	(5,315)	(5,327)
	1.730	02/28/2020	04/03/2020	(279)	(280)
	1.730	03/03/2020	04/03/2020	(155)	(156)
	1.730	03/03/2020	04/09/2020	(466)	(467)
	1.730	03/04/2020	04/09/2020	(453)	(453)
	1.730	03/06/2020	04/03/2020	(5,336)	(5,343)
	1.730	03/06/2020	04/09/2020	(1,489)	(1,491)
	1.740	02/21/2020	04/17/2020	(4,315)	(4,323)
	1.740	03/02/2020	04/17/2020	(30,798)	(30,843)
	1.740	03/03/2020	04/17/2020	(13,987)	(14,007)
	1.740	03/04/2020	04/17/2020	(453)	(453)
	1.740	03/09/2020	04/17/2020	(302)	(302)
	1.750	03/04/2020	04/03/2020	(40,742)	(40,798)
	1.750	03/06/2020	04/03/2020	(15,401)	(15,421)
	1.950	01/24/2020	05/18/2020	(20,951)	(21,028)

32	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
	1.950%	01/27/2020	05/18/2020	$(16,509)	$(16,567)
MSC	0.960	03/13/2020	04/13/2020	(13,364)	(13,370)
	1.730	02/07/2020	05/04/2020	(1,136)	(1,139)
	1.730	02/13/2020	05/04/2020	(905)	(907)
	1.730	02/14/2020	05/04/2020	(1,167)	(1,169)
	1.730	02/18/2020	05/04/2020	(2,610)	(2,615)
	1.730	02/21/2020	05/04/2020	(5,651)	(5,662)
	1.730	03/06/2020	05/04/2020	(551)	(552)
	1.740	03/09/2020	05/13/2020	(2,718)	(2,721)
	1.830	02/14/2020	04/13/2020	(518)	(520)
	1.830	02/21/2020	04/13/2020	(9,043)	(9,061)
	1.850	03/04/2020	04/13/2020	(17,429)	(17,454)
	1.850	03/06/2020	04/13/2020	(3,861)	(3,866)
TDL	1.680	02/14/2020	04/06/2020	(30,725)	(30,794)
	1.680	03/04/2020	04/06/2020	(33,839)	(33,883)
	1.690	01/29/2020	04/15/2020	(5,692)	(5,709)
	1.690	01/31/2020	04/15/2020	(7,933)	(7,956)
	1.690	02/14/2020	04/14/2020	(2,982)	(2,988)
	1.690	03/09/2020	04/14/2020	(1,057)	(1,058)
	1.690	03/09/2020	04/16/2020	(2,718)	(2,721)
	1.700	01/28/2020	04/13/2020	(549)	(550)
	1.700	02/07/2020	04/03/2020	(3,926)	(3,936)
	1.700	02/07/2020	04/13/2020	(1,343)	(1,346)
	1.700	02/14/2020	04/13/2020	(4,408)	(4,418)
	1.730	02/07/2020	04/03/2020	(930)	(932)
UBS	1.660	01/31/2020	01/29/2021	(485,863)	(487,245)
	1.660	02/28/2020	04/09/2020	(526,758)	(527,559)
	1.660	03/04/2020	04/09/2020	(136,153)	(136,329)
	1.700	02/07/2020	04/07/2020	(297,867)	(298,635)
	1.700	03/04/2020	04/07/2020	(353,430)	(353,897)
	1.710	02/13/2020	04/13/2020	(425,336)	(426,307)
	1.710	02/20/2020	04/13/2020	(20,558)	(20,598)
	1.710	03/03/2020	04/13/2020	(8,959)	(8,972)
	1.710	03/04/2020	04/13/2020	(242,663)	(242,986)
	1.710	03/19/2020	04/13/2020	(100,006)	(100,068)
	1.740	02/21/2020	04/20/2020	(550,831)	(551,896)
	1.740	03/04/2020	04/20/2020	(5,710)	(5,718)

Total Sale-Buyback Transactions					$(3,570,333)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(5)
U.S. Government Agencies (12.6)%
Freddie Mac, TBA	4.000%	04/01/2050	$88,800	$(93,695)	$(94,858)
Ginnie Mae, TBA	3.000	04/01/2050	44,550	(45,578)	(47,127)
Ginnie Mae, TBA	3.500	04/01/2050	3,000	(3,143)	(3,191)
Ginnie Mae, TBA	4.000	04/01/2050	186,000	(194,540)	(197,621)
Ginnie Mae, TBA	4.000	05/01/2050	196,425	(204,591)	(208,881)
Ginnie Mae, TBA	4.500	04/01/2050	682,887	(717,912)	(724,954)
Ginnie Mae, TBA	4.500	05/01/2050	237,606	(247,890)	(252,280)
Ginnie Mae, TBA	5.000	05/01/2050	340,500	(357,935)	(362,633)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2035	30,000	(31,120)	(31,375)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2050	419,256	(431,152)	(443,453)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2035	106,200	(111,651)	(111,759)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2050	5,231,725	(5,524,365)	(5,586,389)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	3,908,474	(4,171,836)	(4,172,212)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(5)
Uniform Mortgage-Backed Security, TBA	4.000%	05/13/2050	$55,000	$(58,639)	$(58,639)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2050	407,010	(432,486)	(438,108)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2050	1,015,245	(1,071,729)	(1,092,182)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2050	223,850	(242,178)	(241,749)
Uniform Mortgage-Backed Security, TBA	5.000	05/13/2050	269,400	(290,447)	(290,447)

Total U.S. Government Agencies				(14,230,887)	(14,357,858)

U.S. Treasury Obligations (0.2)%
U.S. Treasury Bonds	2.375	11/15/2049	146,601	(182,137)	(184,418)

Total Short Sales (12.8)%				$(14,413,024)	$(14,542,276)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Payable for Short Sales (5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(6)
Global/Master Repurchase Agreement
AZD	$0	$(846,207)	$0	$0	$(846,207)	$847,069	$862
BCY	0	(7,006)	0	0	(7,006)	8,101	1,095
BOM	0	(1,531,370)	0	0	(1,531,370)	1,519,025	(12,345)
BOS	142,684	(2,585,411)	0	0	(2,442,727)	2,545,922	103,195
BPS	0	(765,285)	0	0	(765,285)	947,382	182,097
BRC	0	(959,125)	0	0	(959,125)	1,444,941	485,816
BSN	0	(2,394,571)	0	0	(2,394,571)	2,449,807	55,236
CDC	0	(75,219)	0	0	(75,219)	82,125	6,906
CEW	0	(28,215)	0	0	(28,215)	32,553	4,338
CFR	0	(25,031)	0	0	(25,031)	26,368	1,337
CIB	0	(1,916,375)	0	0	(1,916,375)	1,960,208	43,833
CSN	0	(513,364)	0	0	(513,364)	528,863	15,499
DBL	0	(26,332)	0	0	(26,332)	28,999	2,667
DEU	904,222	(1,253,475)	0	0	(349,253)	388,830	39,577
FAR	0	(4,287,883)	0	0	(4,287,883)	4,447,638	159,755
FOB	0	(20,258)	0	0	(20,258)	21,475	1,217
GRE	0	(547,804)	0	0	(547,804)	538,649	(9,155)
GSC	0	(485,610)	0	0	(485,610)	499,252	13,642
IND	358,510	(1,468,581)	0	0	(1,110,071)	1,151,159	41,088
JML	0	(331,262)	0	0	(331,262)	223,940	(107,322)
JPS	184,716	(871,918)	0	0	(687,202)	719,411	32,209
MEI	0	(9,984)	0	0	(9,984)	10,186	202
MSB	0	(8,478)	0	0	(8,478)	11,480	3,002
MSC	0	(419,718)	0	0	(419,718)	589,674	169,956
NOM	1,756,006	(2,948,480)	0	0	(1,192,474)	1,286,203	93,729
NXN	0	(153,512)	0	0	(153,512)	152,353	(1,159)
RCY	0	(3,908,563)	0	0	(3,908,563)	3,994,804	86,241
RYL	0	(144,532)	0	0	(144,532)	150,410	5,878
SAL	0	(894,474)	0	0	(894,474)	923,788	29,314
SCX	0	(791,994)	0	0	(791,994)	796,971	4,977
SGY	0	(3,739,813)	0	0	(3,739,813)	3,803,549	63,736
SOG	0	(1,102)	0	0	(1,102)	1,158	56
STR	0	(5,141,201)	0	0	(5,141,201)	2,599,864	(2,541,337)
TDM	737,279	(731,452)	0	0	5,827	1,154	6,981
UAG	0	(475,825)	0	0	(475,825)	485,308	9,483
UBS	0	(99,542)	0	0	(99,542)	102,612	3,070
WFS	0	(1,103,936)	0	0	(1,103,936)	1,170,416	66,480

34	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Payable for Short Sales (5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(6)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$0	$(184,418)	$(184,418)	$0	$(184,418)
BPG	0	0	(254,796)	0	(254,796)	261,547	6,751
BPS	0	0	0	0	0	(9,769)	(9,769)
MSC	0	0	(59,036)	0	(59,036)	61,192	2,156
NOM	0	0	0	0	0	1,315	1,315
TDL	0	0	(96,291)	0	(96,291)	100,701	4,410
TDM	0	0	0	0	0	(4,780)	(4,780)
UBS	0	0	(3,160,210)	0	(3,160,210)	3,171,343	(11,133)

Total Borrowings and Other Financing Transactions	$4,083,417	$(41,512,908)	$(3,570,333)	$(184,418)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$0	$(9,111)	$(142,829)	$(631,685)	$(783,625)
Corporate Bonds & Notes	0	(291,183)	(360,648)	(41,860)	(693,691)
Preferred Securities	0	0	0	(31,698)	(31,698)
Sovereign Issues	0	(156,049)	0	(57,827)	(213,876)
U.S. Government Agencies	0	(23,486,374)	(878,932)	0	(24,365,306)
U.S. Treasury Obligations	(2,595,424)	(2,771,881)	(4,322,443)	0	(9,689,748)

Total	$(2,595,424)	$(26,714,598)	$(5,704,852)	$(763,070)	$(35,777,944)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(3,030,727)	(52,361)	(487,245)	(3,570,333)

Total	$0	$(3,030,727)	$(52,361)	$(487,245)	$(3,570,333)

Total Borrowings	$(2,595,424)	$(29,745,325)	$(5,757,213)	$(1,250,315)	$(39,348,277)

Payable for reverse repurchase agreements and sale-buyback financing transactions(7)					$(39,348,277)

(p)	Securities with an aggregate market value of $44,794,844 and cash of $61,794 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(31,619,185) at a weighted average interest rate of 2.206%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(8,545) of deferred price drop.
(5)	Payable for short sales includes $1,321 of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(7)	Unsettled reverse repurchase agreements liability of $(5,734,964) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2020	4,604	$718,044	$(8,355)	$0	$(12,034)
Euro-Bund 10-Year Bond June Futures	06/2020	3	571	(1)	3	(4)
Euro-Buxl 30-Year Bond June Futures	06/2020	3	694	(27)	8	(15)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	974	216,106	9,483	0	(3,165)

				$1,100	$11	$(15,218)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2020	11,965	$(1,108,446)	$1,441	$0	$(14,743)
U.S. Treasury 5-Year Note June Futures	06/2020	317	(39,739)	(1,548)	15	0
U.S. Treasury 30-Year Bond June Futures	06/2020	66	(11,818)	(445)	109	0
United Kingdom Long Gilt June Futures	06/2020	1,282	(216,865)	(813)	796	(637)

				$(1,365)	$920	$(15,380)

Total Futures Contracts				$(265)	$931	$(30,598)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Constellation Energy Group, Inc.	(1.000)%	Quarterly	06/20/2020	0.111%	$1,900	$(15)	$11	$(4)	$0	$0
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	1.114	2,200	(28)	35	7	0	(4)
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	1.876	2,200	(303)	24	(279)	0	(58)

						$(346)	$70	$(276)	$0	$(62)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.115%	$25,200	$435	$(41)	$394	$0	$(2)
Bombardier, Inc.	5.000	Quarterly	06/20/2024	14.893	7,800	(44)	(1,840)	(1,884)	0	(38)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	14.503	2,400	(119)	(480)	(599)	0	(7)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	8.910	400	47	(81)	(34)	0	(6)
General Electric Co.	1.000	Quarterly	12/20/2020	1.362	19,400	30	(74)	(44)	0	(10)
General Electric Co.	1.000	Quarterly	12/20/2023	1.948	72,800	(1,215)	(1,199)	(2,414)	417	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.398	11,600	1,094	(364)	730	79	0

						$228	$(4,079)	$(3,851)	$496	$(63)

36	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Europe Main 32 5-Year Index	(1.000)%	Quarterly	12/20/2024	EUR 134,800	$(3,780)	$3,422	$(358)	$228	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-24 5-Year Index	1.000%	Quarterly	12/20/2020	$30,337	$66	$(118)	$(52)	$11	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	35,308	(816)	(942)	(1,758)	64	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	18,700	(651)	(852)	(1,503)	44	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	106,400	(4,736)	(4,876)	(9,612)	298	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	228,350	(11,477)	(10,265)	(21,742)	879	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	698,300	(32,046)	(47,500)	(79,546)	2,322	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	92,300	(10,256)	(149)	(10,405)	89	(69)
CDX.HY-24 5-Year Index	5.000	Quarterly	06/20/2020	2,094,075	41,046	(73,708)	(32,662)	0	(1,180)
CDX.HY-25 5-Year Index	5.000	Quarterly	12/20/2020	2,160,059	71,671	(142,247)	(70,576)	0	(8,690)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	1,115,250	49,974	(116,110)	(66,136)	0	(14,818)

					$102,775	$(396,767)	$(293,992)	$3,707	$(24,757)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023	BRL	1,691,200	$36	$5,179	$5,215	$120	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		1,313,100	0	4,087	4,087	93	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		436,900	0	1,399	1,399	31	0
Pay	3-Month CAD-Bank Bill	2.625	Semi-Annual	03/19/2027	CAD	172,700	9,232	4,108	13,340	0	(464)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		376,200	39,316	(3,384)	35,932	0	(1,019)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027		132,800	8,212	4,093	12,305	0	(347)
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029		34,700	3,971	1,171	5,142	0	(144)
Receive	3-Month CAD-Bank Bill	2.800	Semi-Annual	12/18/2043		289,300	(20,346)	(38,062)	(58,408)	4,747	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		22,000	(4,044)	(2,842)	(6,886)	406	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		$134,100	(2,389)	(625)	(3,014)	0	(34)
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		266,500	(2,953)	(522)	(3,475)	0	(229)
Receive(6)	3-Month USD-LIBOR	1.400	Semi-Annual	05/05/2024		850,000	140	(32,489)	(32,349)	0	(28)
Receive(6)	3-Month USD-LIBOR	1.400	Semi-Annual	06/19/2024		22,447,210	123,777	(994,017)	(870,240)	0	(5,319)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		396,400	(18,096)	(2,523)	(20,619)	0	(39)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		913,336	(85,022)	(7,986)	(93,008)	0	(85)
Receive(6)	3-Month USD-LIBOR	1.400	Semi-Annual	06/20/2025		310,030	(13,428)	(699)	(14,127)	72	0
Receive(6)	3-Month USD-LIBOR	1.500	Semi-Annual	06/19/2026		263,000	(800)	(14,315)	(15,115)	436	0
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		164,100	(903)	(12,672)	(13,575)	336	0
Receive	3-Month USD-LIBOR	1.560	Semi-Annual	02/05/2027		285,900	(550)	(18,004)	(18,554)	582	0
Receive	3-Month USD-LIBOR	1.510	Semi-Annual	02/12/2027		310,000	(1,093)	(18,014)	(19,107)	623	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		326,500	10,155	(36,314)	(26,159)	1,704	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		1,378,400	(16,392)	(120,123)	(136,515)	6,946	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	01/23/2030		$143,300	$(373)	$(13,907)	$(14,280)	$809	$0
Receive	3-Month USD-LIBOR	1.870	Semi-Annual	01/23/2030		143,300	(931)	(15,041)	(15,972)	812	0
Receive	3-Month USD-LIBOR	1.610	Semi-Annual	02/28/2030		142,900	(433)	(11,987)	(12,420)	803	0
Receive(6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		4,674,540	(300,954)	55,271	(245,683)	26,491	0
Receive(6)	3-Month USD-LIBOR	1.500	Semi-Annual	08/14/2030		1,688,000	13,790	(143,370)	(129,580)	10,746	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		115,200	(2,609)	(29,281)	(31,890)	3,309	0
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		115,400	(2,850)	(28,639)	(31,489)	3,304	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		142,650	(336)	(52,069)	(52,405)	4,314	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		264,830	(1,907)	(77,228)	(79,135)	7,785	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		367,470	(1,587)	(70,327)	(71,914)	10,339	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		1,680,610	(522,048)	135,086	(386,962)	47,903	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		758,540	(208,902)	60,107	(148,795)	21,302	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		41,500	(161)	(10,835)	(10,996)	1,200	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		893,800	(1,923)	(329,388)	(331,311)	27,410	0
Receive	3-Month ZAR-JIBAR	6.547	Quarterly	03/18/2023	ZAR	734,000	0	(964)	(964)	0	(234)
Receive	3-Month ZAR-JIBAR	6.845	Quarterly	03/18/2026		6,030,000	(1,075)	8,289	7,214	0	(8,029)
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		625,500	(1)	1,121	1,120	1,028	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		327,300	(1)	(588)	(589)	642	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD	3,175,400	195,330	10,378	205,708	980	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023		397,900	28,677	(1,070)	27,607	124	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023		462,900	35,562	6,677	42,239	365	0
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024		1,180,600	34,052	62,186	96,238	1,782	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	32,046	41,168	73,214	1,526	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(126)	2,280	2,154	91	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,525,200	9,736	138,269	148,005	6,143	0
Receive	6-Month EUR-EURIBOR	0.330	Annual	03/18/2022	EUR	16,625,500	(8,767)	2,250	(6,517)	0	(2,154)
Receive(6)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		3,768,105	(5,197)	2,697	(2,500)	0	(765)
Receive	6-Month EUR-EURIBOR	0.260	Annual	03/18/2025		4,777,800	949	2,214	3,163	996	0
Receive(6)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		875,000	54	(3,780)	(3,726)	208	0
Receive(6)	6-Month EUR-EURIBOR	0.135	Annual	07/24/2025		375,000	0	(1,784)	(1,784)	102	0
Receive(6)	6-Month EUR-EURIBOR	0.155	Annual	07/27/2025		600,000	0	(2,163)	(2,163)	165	0
Receive(6)	6-Month EUR-EURIBOR	0.230	Annual	07/29/2025		300,000	0	185	185	82	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029		2,407,190	207	176,493	176,700	0	(1,681)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		5,832,300	(10,230)	437,353	427,123	0	(4,142)
Pay	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029		4,913,200	24,293	336,203	360,496	0	(3,537)
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/05/2030		1,778,300	(1,949)	(1,318)	(3,267)	0	(1,923)
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/13/2030		889,000	(2,466)	738	(1,728)	0	(971)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		279,900	(3,880)	7,735	3,855	320	0
Receive(6)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		451,200	(19,829)	11,935	(7,894)	558	0
Receive(6)	6-Month EUR-EURIBOR	0.040	Annual	07/30/2030		120,000	0	(499)	(499)	156	0
Receive(6)	6-Month EUR-EURIBOR	0.040	Annual	07/31/2030		120,000	0	(497)	(497)	156	0
Receive(6)	6-Month EUR-EURIBOR	0.030	Annual	08/03/2030		120,000	0	(350)	(350)	157	0
Receive(6)	6-Month EUR-EURIBOR	0.010	Annual	08/04/2030		120,000	0	(79)	(79)	157	0
Receive(6)	6-Month EUR-EURIBOR	0.010	Annual	08/05/2030		120,000	0	(78)	(78)	157	0
Receive(6)	6-Month EUR-EURIBOR	0.060	Annual	08/07/2030		120,000	0	(747)	(747)	158	0
Receive(6)	6-Month EUR-EURIBOR	0.010	Annual	08/13/2030		120,000	0	(56)	(56)	158	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		87,300	10,496	(8,422)	2,074	0	(1,092)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	06/17/2050		626,000	26,399	(40,592)	(14,193)	7,875	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		2,646,671	11,447	(290,268)	(278,821)	34,595	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	923,675	2,905	(22,203)	(19,298)	0	(1,249)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		25,900	631	(2,076)	(1,445)	0	(92)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	77,889,000	(4,855)	(10,181)	(15,036)	0	(513)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026		83,970,000	(13,585)	11,820	(1,765)	0	(622)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028		5,540,000	0	(1,512)	(1,512)	0	(36)
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028		17,900,000	1,130	(5,319)	(4,189)	0	(117)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		18,490,000	10	(5,059)	(5,049)	0	(121)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		60,133,000	3,052	(17,068)	(14,016)	0	(398)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		36,330,000	3,225	(11,693)	(8,468)	0	(240)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,854,773,000	(86,333)	(606,136)	(692,469)	0	(17,384)
Pay	6-Month JPY-LIBOR	0.044	Semi-Annual	03/25/2030		51,060,000	0	1,035	1,035	698	0
Pay	6-Month JPY-LIBOR	0.016	Semi-Annual	03/26/2030		18,500,000	0	(100)	(100)	256	0
Pay	6-Month JPY-LIBOR	0.039	Semi-Annual	03/27/2030		33,870,000	0	560	560	470	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/31/2030		12,970,000	0	199	199	180	0
Pay(6)	6-Month JPY-LIBOR	0.036	Semi-Annual	04/02/2030		16,700,000	0	288	288	288	0
Pay(6)	6-Month JPY-LIBOR	0.039	Semi-Annual	04/02/2030		19,500,000	0	387	387	387	0
Pay	28-Day MXN-TIIE	8.320	Lunar	02/10/2021	MXN	10,000,000	48	9,107	9,155	448	0
Pay	28-Day MXN-TIIE	6.430	Lunar	03/22/2021		3,700,000	0	849	849	182	0
Pay	28-Day MXN-TIIE	8.300	Lunar	08/26/2021		10,500,000	0	15,639	15,639	833	0

38	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	28-Day MXN-TIIE	8.300%	Lunar	02/10/2022	MXN 11,800,000	$0	$23,049	$23,049	$1,337	$0
Receive	28-Day MXN-TIIE	6.580	Lunar	03/16/2022	6,000,000	0	(3,811)	(3,811)	0	(701)
Receive	28-Day MXN-TIIE	6.610	Lunar	03/16/2022	8,130,000	0	(5,361)	(5,361)	0	(951)
Receive	28-Day MXN-TIIE	6.620	Lunar	03/16/2022	2,960,000	0	(1,976)	(1,976)	0	(346)
Receive	28-Day MXN-TIIE	6.660	Lunar	03/16/2022	1,000,000	0	(700)	(700)	0	(117)
Pay	28-Day MXN-TIIE	6.150	Lunar	03/23/2022	1,600,000	0	491	491	189	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022	538,600	0	1,189	1,189	100	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022	936,700	0	2,073	2,073	176	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023	1,673,100	(345)	4,076	3,731	331	0
Pay	28-Day MXN-TIIE	8.185	Lunar	02/10/2023	44,600,000	0	118,298	118,298	8,895	0
Receive	28-Day MXN-TIIE	6.475	Lunar	02/20/2023	2,060,000	0	(1,389)	(1,389)	0	(406)
Receive	28-Day MXN-TIIE	6.413	Lunar	03/09/2023	1,670,000	0	(994)	(994)	0	(335)
Receive	28-Day MXN-TIIE	6.420	Lunar	03/15/2023	5,235,000	0	(3,180)	(3,180)	0	(1,056)
Receive	28-Day MXN-TIIE	6.441	Lunar	03/15/2023	4,830,000	0	(3,056)	(3,056)	0	(974)
Receive	28-Day MXN-TIIE	6.498	Lunar	03/15/2023	2,000,000	0	(1,400)	(1,400)	0	(404)
Receive	28-Day MXN-TIIE	6.520	Lunar	03/15/2023	1,400,000	0	(1,016)	(1,016)	0	(283)
Receive	28-Day MXN-TIIE	6.543	Lunar	03/15/2023	3,400,000	0	(2,559)	(2,559)	0	(687)
Receive	28-Day MXN-TIIE	6.562	Lunar	03/15/2023	4,485,000	0	(3,482)	(3,482)	0	(906)
Receive	28-Day MXN-TIIE	6.590	Lunar	03/15/2023	2,060,000	0	(1,667)	(1,667)	0	(416)
Receive	28-Day MXN-TIIE	6.595	Lunar	03/15/2023	3,010,000	0	(2,453)	(2,453)	0	(608)
Pay	28-Day MXN-TIIE	6.960	Lunar	03/17/2023	4,350,000	0	5,432	5,432	886	0
Pay	28-Day MXN-TIIE	6.270	Lunar	03/21/2023	1,000,000	0	444	444	203	0
Pay	28-Day MXN-TIIE	6.360	Lunar	03/22/2023	100,000	0	55	55	20	0
Pay	28-Day MXN-TIIE	6.280	Lunar	03/23/2023	3,335,000	0	1,528	1,528	678	0
Pay	28-Day MXN-TIIE	6.022	Lunar	03/24/2023	5,800,000	0	887	887	1,176	0
Pay	28-Day MXN-TIIE	5.930	Lunar	03/27/2023	1,915,000	0	86	86	388	0
Pay(6)	28-Day MXN-TIIE	5.860	Lunar	03/29/2023	950,000	0	(25)	(25)	0	(25)
Receive	28-Day MXN-TIIE	6.380	Lunar	02/15/2024	1,320,000	0	(531)	(531)	0	(342)
Receive	28-Day MXN-TIIE	6.405	Lunar	02/16/2024	2,640,000	(275)	(885)	(1,160)	0	(685)
Receive	28-Day MXN-TIIE	6.410	Lunar	02/16/2024	2,100,000	0	(939)	(939)	0	(545)
Pay	28-Day MXN-TIIE	7.170	Lunar	03/15/2024	4,450,000	1,030	6,077	7,107	1,192	0
Pay	28-Day MXN-TIIE	6.620	Lunar	03/19/2024	1,450,000	0	1,104	1,104	386	0
Pay	28-Day MXN-TIIE	6.670	Lunar	03/20/2024	1,600,000	0	1,342	1,342	427	0
Receive	28-Day MXN-TIIE	6.377	Lunar	09/05/2024	1,180,000	0	(268)	(268)	0	(337)
Pay	28-Day MXN-TIIE	6.660	Lunar	09/05/2024	700,000	0	495	495	201	0
Pay	28-Day MXN-TIIE	6.730	Lunar	09/05/2024	1,870,000	0	1,543	1,543	538	0
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025	6,500,000	0	22,569	22,569	2,043	0
Receive	28-Day MXN-TIIE	6.388	Lunar	02/12/2025	1,070,000	0	(53)	(53)	0	(322)
Receive	28-Day MXN-TIIE	6.393	Lunar	02/12/2025	1,070,000	0	(62)	(62)	0	(322)
Receive	28-Day MXN-TIIE	6.395	Lunar	02/12/2025	1,075,000	0	(67)	(67)	0	(324)
Receive	28-Day MXN-TIIE	6.408	Lunar	02/12/2025	1,530,000	0	(131)	(131)	0	(461)
Receive	28-Day MXN-TIIE	6.623	Lunar	03/12/2025	1,750,000	0	(800)	(800)	0	(537)
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026	8,240,000	39,077	(6,187)	32,890	2,965	0
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027	20,000,000	0	80,810	80,810	7,825	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027	1,364,100	(13)	(4,214)	(4,227)	0	(573)
Receive(6)	28-Day MXN-TIIE	6.500	Lunar	12/21/2027	8,700,000	360	7,252	7,612	0	(3,387)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027	25,700	0	(80)	(80)	0	(11)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027	622,900	0	(1,618)	(1,618)	0	(261)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027	31,300	0	(91)	(91)	0	(13)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028	799,900	6	(2,591)	(2,585)	0	(340)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028	606,400	154	(2,147)	(1,993)	0	(258)
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034	1,750,000	0	10,958	10,958	1,254	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037	64,600	255	(271)	(16)	0	(53)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038	1,486,300	1,408	(6,682)	(5,274)	0	(1,291)

						$(698,789)	$(1,331,637)	$(2,030,426)	$276,256	$(71,285)

Total Swap Agreements						$(599,912)	$(1,728,991)	$(2,328,903)	$280,687	$(96,167)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$931	$280,818	$281,749	$0	$(30,598)	$(96,167)	$(126,765)

(r)

Securities with an aggregate market value of $2,146,522 and cash of $1,314,977 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $131 for closed swap agreements is outstanding at period end.

(s)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2020	CNH	9,549	$	1,354	$9	$0
BOA	04/2020	MXN	535,581		24,752	2,211	0
	04/2020	RUB	10,321,932		163,129	31,600	0
	04/2020	TRY	182,132		27,711	263	0
	04/2020	$	91,381	JPY	9,826,500	7	0
	04/2020		2,273	ZAR	39,631	0	(59)
	04/2020	ZAR	1,893,493	$	126,268	20,465	0

40	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2020	MXN	1,500,000	$	79,794	$17,016	$0
	05/2020	$	33,244	EUR	30,099	7	0
	05/2020		49,583	MXN	963,775	0	(9,148)
	06/2020	MXN	3,000,000	$	159,288	34,001	0
	06/2020	$	102,436	CNH	718,801	0	(1,181)
	06/2020		39,305	IDR	568,078,175	0	(4,904)
	06/2020		115,908	INR	8,539,488	0	(4,856)
	08/2020		114,690	ZAR	1,944,951	0	(7,783)
	08/2020	ZAR	395,690	$	25,907	4,153	0
	10/2020		1,124,861		75,590	14,207	0
	11/2020		1,315,198		85,191	13,579	0
	02/2021		1,216,261		77,784	12,101	0
BPS	04/2020	BRL	103,184		20,534	676	0
	04/2020	CAD	20,454		14,661	263	(136)
	04/2020	CHF	152		159	1	0
	04/2020	EUR	6,021,433		6,655,312	14,277	0
	04/2020	GBP	252,123		326,956	13,794	0
	04/2020	MXN	7,171,749		348,988	47,144	0
	04/2020	NZD	331,799		209,722	11,737	0
	04/2020	TRY	774,432		122,281	5,621	0
	04/2020	$	4,295	AUD	6,590	0	(241)
	04/2020		19,848	BRL	103,184	10	0
	04/2020		4,811	CAD	6,877	92	(16)
	04/2020		666,119	EUR	599,422	1,699	(6,716)
	04/2020		572,412	GBP	475,867	23,339	(4,676)
	04/2020		13,793	JPY	1,516,500	310	0
	04/2020		712,266	MXN	16,201,850	5,272	(36,225)
	04/2020		16,149	RUB	1,000,000	0	(3,406)
	04/2020		45,165	TRY	278,925	0	(3,158)
	04/2020		2,235	ZAR	35,429	0	(255)
	04/2020	ZAR	95,502	$	6,161	824	0
	05/2020	$	20,500	BRL	103,184	0	(684)
	05/2020		1,725	CAD	2,453	19	0
	05/2020		80,104	MXN	2,000,000	3,806	0
	06/2020		115,144	IDR	1,632,166,772	0	(16,306)
	06/2020		102,912	INR	7,447,236	0	(6,064)
	06/2020		52,036	MXN	1,000,000	0	(10,384)
	07/2020	BRL	1,647,402	$	397,340	82,035	0
	07/2020	$	32,681	DKK	220,370	0	(19)
	08/2020		62,629	ZAR	1,123,996	0	(762)
	08/2020	ZAR	1,444,111	$	94,564	15,052	0
	11/2020		2,607,003		166,768	24,880	0
BRC	04/2020	BRL	204,990		40,818	1,368	0
	04/2020	GBP	400,000		511,633	14,793	0
	04/2020	JPY	19,506,915		177,471	0	(3,947)
	04/2020	$	39,431	BRL	204,990	20	0
	04/2020		7,196	EUR	6,445	0	(88)
	04/2020		202,785	GBP	164,570	1,627	0
	04/2020		238,991	MXN	5,698,415	500	(132)
	04/2020		2,795	ZAR	46,691	0	(186)
	05/2020	EUR	1,284,763	$	1,411,087	0	(7,679)
	05/2020	$	40,749	BRL	204,990	0	(1,383)
	06/2020		3,124	CNH	21,800	0	(53)
	07/2020	ZAR	1,465,500	$	99,610	18,860	0
	11/2020	$	72,791	ZAR	1,248,070	0	(4,834)
BSH	05/2020	MXN	2,000,000	$	106,250	22,547	0
	06/2020		1,000,000		52,168	10,491	0
	07/2020	BRL	4,731,716		1,125,391	219,764	0
	07/2020	$	1,633,196	BRL	7,956,173	0	(110,425)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020	BRL	5,420,000	$	1,267,579	$235,414	$0
	10/2020	$	1,500,273	BRL	7,589,836	0	(54,892)
CBK	04/2020	BRL	25,407	$	4,887	0	(2)
	04/2020	CAD	174,863		131,035	6,780	0
	04/2020	EUR	194,039		220,742	6,736	0
	04/2020	GBP	387,461		469,745	6,989	(18,510)
	04/2020	JPY	25,431,900		236,712	191	0
	04/2020	MXN	15,805,463		697,862	32,752	0
	04/2020	PEN	58,667		17,399	315	0
	04/2020	RUB	10,530,641		165,943	31,754	0
	04/2020	$	42,864	AUD	71,085	1,352	(492)
	04/2020		5,669	BRL	25,407	0	(779)
	04/2020		121,650	CAD	171,526	235	0
	04/2020		873,322	EUR	803,367	13,219	(508)
	04/2020		304,879	GBP	251,047	7,318	(371)
	04/2020		406,828	JPY	44,229,400	4,513	0
	04/2020		392,074	MXN	9,744,179	21,758	(3,737)
	04/2020		112,431	NZD	187,095	0	(792)
	04/2020		10,511	PEN	35,738	0	(100)
	04/2020		305,769	RUB	18,993,561	0	(63,739)
	04/2020		278	TRY	1,716	0	(19)
	04/2020	ZAR	465,043	$	30,911	4,926	0
	05/2020	CAD	171,526		121,691	0	(240)
	05/2020	MXN	1,827,651		92,835	16,157	0
	05/2020	NZD	187,095		112,395	784	0
	05/2020	PEN	566,700		167,766	2,894	0
	05/2020	$	4,183	AUD	6,803	2	0
	05/2020		170,890	MXN	3,321,715	0	(31,528)
	06/2020		13,965	INR	1,045,667	0	(366)
	06/2020		252,291	MXN	4,842,478	0	(50,586)
	06/2020		6,497	RUB	518,291	71	0
	07/2020	BRL	1,907,242	$	458,199	93,163	0
	07/2020	PEN	275,454		79,208	0	(727)
	08/2020		35,738		10,463	99	0
	08/2020	ZAR	1,323,560		86,114	13,295	0
	10/2020	BRL	1,080,000		254,597	48,926	0
	10/2020	$	26,668	ZAR	482,350	0	(347)
	11/2020		69,517		1,193,339	0	(4,588)
	01/2021	ZAR	2,336,789	$	155,140	28,847	0
DUB	04/2020	BRL	3,062,604		596,418	7,013	0
	04/2020	PEN	155,608		44,303	0	(1,016)
	04/2020	$	624,052	BRL	3,062,604	199	(34,846)
	05/2020		595,640		3,062,604	0	(7,495)
FBF	06/2020		144,472	IDR	2,001,662,604	0	(23,258)
GLM	04/2020	BRL	3,933,604	$	774,041	17,010	0
	04/2020	GBP	400,000		510,911	14,070	0
	04/2020	MXN	722,216		32,711	2,354	0
	04/2020	NZD	231,573		144,469	6,290	0
	04/2020	RUB	31,034,867		489,326	93,898	(41)
	04/2020	TRY	1,028,538		162,571	7,598	0
	04/2020	$	26,827	AUD	44,036	260	0
	04/2020		784,158	BRL	3,933,604	300	(27,428)
	04/2020		1,621	CAD	2,221	0	(43)
	04/2020		121,551	EUR	112,493	2,517	0
	04/2020		228,896	GBP	182,226	0	(2,553)
	04/2020		430,494	MXN	9,376,180	5,340	(41,509)
	04/2020		589,201	RUB	36,715,928	0	(121,338)
	04/2020		5,110	ZAR	89,285	0	(121)
	05/2020	AUD	44,036	$	26,831	0	(260)

42	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2020	NZD	32,214	$	19,203	$0	$(15)
	05/2020	PEN	49,293		13,921	0	(407)
	05/2020	$	704,552	BRL	3,588,528	0	(15,407)
	05/2020		102,931	MXN	2,000,000	0	(19,022)
	05/2020		19,953	RUB	1,577,437	114	0
	06/2020		115,052	CLP	92,093,278	0	(7,272)
	06/2020		58,791	INR	4,393,429	0	(1,657)
	06/2020		3,604	MXN	69,149	0	(724)
HUS	04/2020	BRL	354,915	$	68,968	689	(25)
	04/2020	GBP	61,883		72,922	0	(3,943)
	04/2020	MXN	576,144		25,125	955	(77)
	04/2020	NZD	604,808		378,652	17,763	0
	04/2020	$	78,870	BRL	354,915	0	(10,566)
	04/2020		4,220	CAD	5,834	0	(75)
	04/2020		142,638	EUR	131,053	1,900	0
	04/2020		40,666	GBP	34,261	1,890	0
	04/2020		514,631	MXN	12,084,414	2,698	(9,233)
	04/2020		166,641	ZAR	2,610,031	0	(20,801)
	05/2020	MXN	1,205,000	$	64,046	13,615	0
	05/2020	NZD	716,167		429,187	1,957	0
	05/2020	$	18,710	BRL	93,767	0	(703)
	05/2020		14,106	GBP	11,394	57	0
	05/2020		2,386	MXN	46,816	0	(422)
	06/2020	CNH	2,102,973	$	300,262	4,025	0
	06/2020	INR	107,471		1,399	1	0
	06/2020	MXN	326,751		15,509	1,889	0
	06/2020	$	203,236	CNH	1,425,211	0	(2,472)
	06/2020		116	HKD	900	0	0
	06/2020		120,939	IDR	1,743,214,746	0	(15,376)
	06/2020		130,743	MXN	2,952,381	0	(7,445)
IND	04/2020		2,190	ZAR	35,348	0	(215)
JPM	04/2020	BRL	147,596	$	28,391	0	(14)
	04/2020	MXN	3,509,840		154,382	6,660	0
	04/2020	$	32,862	BRL	147,596	0	(4,457)
	04/2020		4,445	EUR	3,979	0	(56)
	04/2020		305,925	GBP	240,366	0	(7,366)
	04/2020		131,123	MXN	2,500,000	0	(25,904)
	04/2020		327,038	NZD	539,586	0	(5,067)
	04/2020		4,846	RUB	300,000	0	(1,023)
	04/2020		299,976	TRY	1,850,687	0	(21,131)
	04/2020		1,465	ZAR	23,590	0	(147)
	04/2020	ZAR	505,312	$	30,250	2,015	0
	05/2020	$	223,442	MXN	5,049,126	0	(12,128)
	06/2020	MXN	5,962,107	$	306,885	58,549	0
	06/2020	$	30,340	INR	2,238,182	0	(1,233)
	06/2020		10,385	MXN	198,485	0	(2,112)
	07/2020	BRL	774,816	$	185,669	37,373	0
	07/2020	$	234,508	BRL	1,105,003	0	(23,016)
	10/2020	BRL	1,089,836	$	253,657	46,112	0
	10/2020	ZAR	1,124,861		75,299	13,916	0
MYI	04/2020	AUD	78,060		51,348	3,334	0
	04/2020	BRL	1,626,914		312,946	0	(157)
	04/2020	GBP	2,069,575		2,668,008	97,388	0
	04/2020	NZD	540,163		341,657	19,342	0
	04/2020	TRY	94,274		14,858	660	0
	04/2020	$	366,934	BRL	1,626,914	0	(53,832)
	04/2020		138,179	NZD	229,655	0	(1,144)
	04/2020		43,367	TRY	267,621	0	(3,050)
	04/2020		9,346	ZAR	153,548	0	(766)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2020	ZAR	4,677,528	$	306,684	$45,319	$0
	05/2020	GBP	500,000		623,083	1,598	0
	05/2020	NZD	229,656		138,166	1,165	0
	05/2020	$	1,384	SEK	13,255	0	(43)
RBC	04/2020		6,419	CAD	8,859	0	(124)
RYL	04/2020		33,070	DKK	220,370	0	(514)
	04/2020		3,788	GBP	3,223	215	0
	05/2020	MXN	472,500	$	25,121	5,346	0
	05/2020	$	6,452	MXN	126,562	0	(1,142)
SCX	04/2020	AUD	46,161	$	30,104	1,711	0
	04/2020	BRL	73,660		14,169	0	(7)
	04/2020	GBP	514,829		657,580	18,111	0
	04/2020	$	1,603	AUD	2,510	0	(59)
	04/2020		16,431	BRL	73,660	0	(2,255)
	04/2020		12,928	GBP	10,883	590	0
	04/2020		15,954	MXN	375,458	0	(183)
	05/2020	GBP	900,000	$	1,116,110	0	(2,563)
	05/2020	$	98,660	JPY	10,633,585	395	0
	05/2020		1,937	RUB	152,814	7	0
	06/2020		459,395	IDR	6,396,844,030	0	(72,024)
	06/2020		554,011	INR	40,046,425	0	(33,227)
	08/2020		27,601	ZAR	488,367	0	(732)
	08/2020	ZAR	1,926,672	$	124,499	18,656	0
	02/2021		2,121,130		135,854	21,481	0
SOG	04/2020	GBP	2,451,415		3,165,374	120,471	0
	04/2020	$	1,255	RUB	97,372	0	(13)
	04/2020	ZAR	12,385	$	706	14	0
	05/2020	$	5,722	RUB	447,599	0	(28)
	06/2020		14,653		1,141,634	0	(191)
SSB	04/2020	GBP	639,497	$	817,271	22,952	0
	04/2020	$	610,558	BRL	2,691,620	0	(92,550)
	04/2020		12,101	GBP	10,104	449	0
	05/2020	EUR	3,150,000	$	3,459,622	0	(18,930)
	05/2020	GBP	4,592,836		5,683,962	0	(24,797)
	05/2020	$	6,077	GBP	4,899	13	0
	06/2020		16,697	INR	1,208,699	0	(978)
	11/2020		10,550	ZAR	191,887	0	(109)
TOR	04/2020	BRL	664,504	$	127,821	0	(64)
	04/2020	$	147,882	BRL	664,504	0	(19,997)
UAG	04/2020	GBP	400,000	$	511,721	14,881	0
	04/2020	RUB	6,276,196		93,583	13,871	(264)
	04/2020	$	86,499	MXN	2,130,197	3,072	0
	04/2020		2,147	NZD	3,626	16	0
	04/2020		587,238	RUB	36,982,436	376	(116,334)
	05/2020	EUR	123,950	$	136,310	0	(568)
	05/2020	NZD	3,626		2,147	0	(16)
	05/2020	$	160,250	MXN	4,000,000	7,569	0
	06/2020		24,272	INR	1,784,356	0	(1,067)
	06/2020		9,332	MXN	178,746	0	(1,887)
	06/2020		11,955	RUB	970,437	327	0
	08/2020		19,098	ZAR	342,030	0	(280)

Total Forward Foreign Currency Contracts						$2,057,286	$(1,407,343)

44	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900%	06/17/2020	1,126,100	$(1,013)	$(746)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	1,080,100	(1,091)	(831)

Total Written Options						$(2,104)	$(1,577)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	1.806%	EUR	5,300	$72	$121	$193	$0
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.806		20,000	169	561	730	0
GST	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.806		10,000	90	275	365	0
JPM	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.806		40,000	370	1,090	1,460	0

								$701	$2,047	$2,748	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	Quarterly	06/20/2020	1.317%	$	6,300	$(952)	$950	$0	$(2)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979		46,910	(3,714)	3,736	22	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241		21,600	(841)	759	0	(82)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.767		11,600	(1,179)	801	0	(378)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617		15,000	(825)	(356)	0	(1,181)
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		93,600	(1,733)	(1,245)	0	(2,978)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		43,200	(699)	(1,035)	0	(1,734)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	2.608		4,200	(584)	553	0	(31)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	3.077		3,500	(980)	894	0	(86)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	3.440		1,100	(169)	124	0	(45)
BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395		21,450	2,432	(18,149)	0	(15,717)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
											Asset	Liability
	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	208.768%	$		36,800	$435	$(27,445)	$0	$(27,010)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	3.077			27,700	(7,297)	6,615	0	(682)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298			10,700	(970)	(411)	0	(1,381)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.944			87,800	444	(281)	163	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979			63,750	(5,055)	5,086	31	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241			25,000	(923)	828	0	(95)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.767			19,860	(2,138)	1,491	0	(647)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645			77,200	(4,906)	3,401	0	(1,505)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063			15,400	(1,086)	557	0	(529)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617			15,200	(930)	(267)	0	(1,197)
CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768			41,116	1,101	(31,279)	0	(30,178)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.030			7,600	(385)	143	0	(242)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474			89,500	(1,546)	(4,284)	0	(5,830)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.536			63,400	(338)	(549)	0	(887)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918			14,900	(152)	(397)	0	(549)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091			49,600	195	(2,608)	0	(2,413)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001			52,700	(852)	(1,264)	0	(2,116)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979			18,390	(1,472)	1,481	9	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.767			26,300	(2,281)	1,424	0	(857)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	1.202			300	1	(2)	0	(1)
	Shire Acquisitions Investments Ireland DAC	1.000	Quarterly	12/20/2021	0.199		EUR	18,200	(676)	964	288	0

46	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	3.617%	$	11,100	$(556)	$(318)	$0	$(874)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395		29,750	3,395	(25,194)	0	(21,799)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768		34,300	1,804	(26,979)	0	(25,175)
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	1.620		700	0	(11)	0	(11)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298		3,000	(283)	(104)	0	(387)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063		19,100	(1,327)	671	0	(656)
FBF	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395		24,950	2,925	(21,206)	0	(18,281)
GST	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395		32,900	3,715	(27,822)	0	(24,107)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768		35,000	1,794	(27,483)	0	(25,689)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301		6,900	(222)	(136)	0	(358)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474		87,700	(1,365)	(4,348)	0	(5,713)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804		99,050	(1,483)	(1,354)	0	(2,837)
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	06/20/2020	1.317		7,300	(1,106)	1,103	0	(3)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.754		18,600	(164)	(270)	0	(434)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		50,850	(949)	(669)	0	(1,618)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175		43,000	(358)	(1,890)	0	(2,248)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	2.608		9,600	(1,401)	1,331	0	(70)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	3.077		30,407	(8,279)	7,531	0	(748)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	3.440		21,800	(3,761)	2,879	0	(882)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298		1,900	(176)	(69)	0	(245)
	Russia Government International Bond	1.000	Quarterly	06/20/2020	0.857		2,700	(368)	370	2	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979		10,800	(821)	826	5	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.442		76,300	(1,669)	792	0	(877)
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.825		354,800	2,224	(15,308)	0	(13,084)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645		9,400	(601)	418	0	(183)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063		62,300	(4,361)	2,222	0	(2,139)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	12/20/2023	3.757%	$	15,800	$(816)	$(678)	$0	$(1,494)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395		32,000	3,576	(27,023)	0	(23,447)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768		42,300	1,128	(32,175)	0	(31,047)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	2.184		14,500	(459)	(149)	0	(608)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301		127,400	(3,727)	(2,881)	0	(6,608)
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	1.362		9,285	(141)	70	0	(71)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918		12,600	(36)	(429)	0	(465)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		140,750	(2,125)	(2,354)	0	(4,479)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	2.608		3,140	(445)	422	0	(23)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	3.077		13,900	(4,157)	3,815	0	(342)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298		6,600	(605)	(247)	0	(852)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979		26,370	(2,048)	2,061	13	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.442		13,100	(59)	(92)	0	(151)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.767		14,861	(2,032)	1,548	0	(484)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645		26,700	(1,655)	1,135	0	(520)
JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768		5,500	39	(4,076)	0	(4,037)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		148,400	(3,049)	(1,673)	0	(4,722)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		20,700	(335)	(496)	0	(831)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	3.440		7,400	(1,201)	901	0	(300)
	Russia Government International Bond	1.000	Quarterly	09/20/2020	0.870		34,600	(3,812)	3,845	33	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979		37,800	(4,481)	4,499	18	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241		34,400	(1,340)	1,209	0	(131)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063		11,600	(819)	421	0	(398)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617		154,200	(9,595)	(2,545)	0	(12,140)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757		91,000	(5,032)	(3,575)	0	(8,607)

48	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
MYC	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2022	217.395%	$56,000	$6,217	$(47,249)	$0	$(41,032)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	294,400	(1,793)	(13,601)	0	(15,394)
	Pioneer Natural Resources Co.	1.000	Quarterly	12/20/2020	0.666	1,400	(150)	154	4	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.944	13,000	62	(38)	24	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979	9,100	(1,126)	1,130	4	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.513	424,900	(8,072)	1,357	0	(6,715)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	7,600	(534)	273	0	(261)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	3.484	175,400	(3,681)	(7,543)	0	(11,224)
NGF	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	1.202	26,500	107	(216)	0	(109)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645	9,700	(597)	408	0	(189)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	39,700	(2,847)	1,484	0	(1,363)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757	23,400	(1,213)	(1,000)	0	(2,213)
UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.397	19,300	1,130	(896)	234	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	800	(59)	31	0	(28)

							$(107,250)	$(318,956)	$850	$(427,056)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$	38,691	$(21,715)	$20,606	$0	$(1,109)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038		4,592	(2,596)	1,968	0	(628)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		175,786	(4,905)	4,935	30	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063		8,000	(19)	(103)	0	(122)
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		6,586	(1,552)	1,130	0	(422)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		12,167	(6,874)	6,525	0	(349)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		11,638	(414)	416	2	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063		18,400	(592)	311	0	(281)
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037		2,407	89	(62)	27	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	13,610	$(6,635)	$5,755	$0	$(880)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		93,441	(52,584)	49,906	0	(2,678)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		46,553	(1,942)	1,950	8	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		50,000	(1,820)	1,684	0	(136)
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		17,034	(9,581)	9,093	0	(488)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038		15,326	(8,664)	6,568	0	(2,096)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		62,000	(1,006)	326	0	(680)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		148,040	(4,048)	4,073	25	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		190,964	(8,674)	8,583	0	(91)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		595,300	(38,483)	36,859	0	(1,624)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		10,000	(1,005)	941	0	(64)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063		10,000	(208)	55	0	(153)
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		25,442	(22,613)	15,875	0	(6,738)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		550	(436)	345	0	(91)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		114,490	(64,353)	61,072	0	(3,281)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038		89,545	(49,337)	37,093	0	(12,244)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		27,200	(190)	(573)	0	(763)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		261,547	(8,515)	8,559	44	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		198,603	(6,044)	5,950	0	(94)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		168,800	(8,696)	8,235	0	(461)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		62,300	(1,438)	1,036	0	(402)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063		20,000	(415)	110	0	(305)
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		11,819	(2,600)	1,843	0	(757)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		59,009	(23,256)	21,565	0	(1,691)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038		4,592	(1,602)	974	0	(628)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		416,750	(5,102)	531	0	(4,571)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		5,000	(8)	(132)	0	(140)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		230,351	(7,192)	7,231	39	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		115,790	(4,203)	4,148	0	(55)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		66,000	(3,451)	3,271	0	(180)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		196,700	(8,388)	7,118	0	(1,270)
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058		20,000	(1,505)	553	0	(952)
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		854	(359)	133	0	(226)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		150	(91)	66	0	(25)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038		150	(84)	28	0	(56)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		319,300	(5,507)	2,005	0	(3,502)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		99,901	(4,500)	4,453	0	(47)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		588,800	(35,350)	33,743	0	(1,607)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		300,000	(2,684)	748	0	(1,936)
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		9,325	(1,893)	1,296	0	(597)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		7,593	(307)	308	1	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		48,461	(2,548)	2,525	0	(23)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		145,500	(9,443)	9,046	0	(397)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		158,400	(12,402)	11,380	0	(1,022)
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		91,597	(11,679)	5,812	0	(5,867)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037		19,467	(10,926)	10,368	0	(558)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038		11,480	(6,491)	4,921	0	(1,570)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		81,300	(1,373)	481	0	(892)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		164,799	(4,587)	4,615	28	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		126,117	(4,318)	4,258	0	(60)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		64,900	(4,510)	4,333	0	(177)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		9,000	(895)	837	0	(58)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063		18,700	(682)	396	0	(286)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		259,500	(3,786)	940	0	(2,846)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		98,300	(134)	(2,622)	0	(2,756)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,852	16	(16)	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		118,279	1,456	(1,512)	0	(56)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		41,200	(2,256)	2,144	0	(112)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		7,700	99	(149)	0	(50)

50	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
UAG	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	53,536	$(1,955)	$1,964	$9	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		18,272	(814)	805	0	(9)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		52,000	(3,102)	2,960	0	(142)

							$(523,677)	$452,589	$213	$(71,301)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX(7)	2.445%	Quarterly	06/17/2025	CNY	1,343,422	$0	$1,549	$1,549	$0
	Pay	3-Month CNY-CNREPOFIX(7)	2.460	Quarterly	06/17/2025		344,000	0	431	431	0
	Pay	3-Month CNY-CNREPOFIX(7)	2.530	Quarterly	06/17/2025		1,025,305	0	1,767	1,767	0
BRC	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	97,200	(138)	5,742	5,604	0
	Pay	6-Month EUR-EURIBOR	0.280	Annual	08/13/2030	EUR	750,000	(219)	(2,366)	0	(2,585)
CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025	CNY	407,000	0	1,690	1,690	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		406,400	0	1,701	1,701	0
DUB	Pay	3-Month USD-LIBOR	3.850	Semi-Annual	07/13/2022	$	10,000,000	1,050	111,132	112,182	0
GLM	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	07/06/2022		10,000,000	(13,400)	120,283	106,883	0
	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	145,800	(205)	8,612	8,407	0
	Pay	6-Month EUR-EURIBOR	0.310	Annual	07/31/2030	EUR	750,000	0	(1,524)	0	(1,524)
	Pay	6-Month EUR-EURIBOR	0.300	Annual	08/03/2030		750,000	(66)	(1,713)	0	(1,779)
	Pay	6-Month EUR-EURIBOR	0.300	Annual	08/05/2030		750,000	(72)	(1,837)	0	(1,909)
	Pay	6-Month EUR-EURIBOR	0.320	Annual	08/07/2030		750,000	(55)	(1,486)	0	(1,541)
MYC	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	06/29/2022	$	10,000,000	(4,665)	161,799	157,134	0
	Pay	6-Month EUR-EURIBOR	0.030	Annual	07/24/2025	EUR	1,500,000	294	495	789	0
	Pay	6-Month EUR-EURIBOR	0.000	Annual	07/27/2025		3,000,000	249	(218)	31	0
	Receive	6-Month EUR-EURIBOR	0.050	Annual	07/29/2025		1,500,000	(110)	(1,157)	0	(1,267)
	Pay	6-Month EUR-EURIBOR	0.310	Annual	07/30/2030		750,000	(132)	(1,351)	0	(1,483)
	Pay	6-Month EUR-EURIBOR	0.300	Annual	08/04/2030		750,000	(117)	(1,692)	0	(1,809)
UAG	Pay	3-Month CNY-CNREPOFIX	2.833	Quarterly	01/23/2025	CNY	424,000	0	1,725	1,725	0
	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	8,879	8,777	0

								$(17,688)	$412,461	$408,670	$(13,897)

Total Swap Agreements								$(647,914)	$548,141	$412,481	$(512,254)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$9	$0	$3,747	$3,756	$0	$0	$0	$0	$3,756	$(2,510)	$1,246
BOA	149,610	0	245	149,855	(27,931)	0	(3,502)	(31,433)	118,422	(121,937)	(3,515)
BPS	250,851	0	0	250,851	(89,048)	0	(4,874)	(93,922)	156,929	(141,100)	15,829
BRC	37,168	0	5,827	42,995	(18,302)	0	(52,400)	(70,702)	(27,707)	24,179	(3,528)
BSH	488,216	0	0	488,216	(165,317)	0	0	(165,317)	322,899	(336,038)	(13,139)
CBK	343,076	0	4,426	347,502	(177,431)	0	(47,641)	(225,072)	122,430	(108,648)	13,782
DUB	7,212	0	112,207	119,419	(43,357)	0	(53,224)	(96,581)	22,838	(35,439)	(12,601)
FBF	0	0	44	44	(23,258)	0	(42,660)	(65,918)	(65,874)	69,091	3,217
GLM	149,751	0	115,290	265,041	(237,797)	0	(6,753)	(244,550)	20,491	(12,561)	7,930
GST	0	0	411	411	0	(1,577)	(92,973)	(94,550)	(94,139)	101,210	7,071
HUS	47,439	0	13	47,452	(71,138)	0	(69,097)	(140,235)	(92,783)	113,063	20,280
IND	0	0	0	0	(215)	0	0	(215)	(215)	0	(215)
JPM	164,625	0	1,511	166,136	(103,654)	0	(31,473)	(135,127)	31,009	(33,240)	(2,231)
JPS	0	0	0	0	0	0	(7,092)	(7,092)	(7,092)	9,856	2,764

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
MEI	$0	$0	$1	$1	$0	$0	$(2,039)	$(2,039)	$(2,038)	$5,212	$3,174
MYC	0	0	158,014	158,014	0	0	(88,653)	(88,653)	69,361	(73,406)	(4,045)
MYI	168,806	0	0	168,806	(58,992)	0	0	(58,992)	109,814	(112,740)	(2,926)
NGF	0	0	0	0	0	0	(3,874)	(3,874)	(3,874)	4,210	336
RBC	0	0	0	0	(124)	0	0	(124)	(124)	329	205
RYL	5,561	0	0	5,561	(1,656)	0	0	(1,656)	3,905	(4,820)	(915)
SAL	0	0	0	0	0	0	(5,820)	(5,820)	(5,820)	6,974	1,154
SCX	60,951	0	0	60,951	(111,050)	0	0	(111,050)	(50,099)	51,770	1,671
SOG	120,485	0	0	120,485	(232)	0	0	(232)	120,253	(127,770)	(7,517)
SSB	23,414	0	0	23,414	(137,364)	0	0	(137,364)	(113,950)	66,922	(47,028)
TOR	0	0	0	0	(20,061)	0	0	(20,061)	(20,061)	19,699	(362)
UAG	40,112	0	10,745	50,857	(120,416)	0	(179)	(120,595)	(69,738)	80,846	11,108

Total Over the Counter	$2,057,286	$0	$412,481	$2,469,767	$(1,407,343)	$(1,577)	$(512,254)	$(1,921,174)

(t)

Securities with an aggregate market value of $553,359 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

52	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$931	$931
Swap Agreements	0	4,562	0	0	276,256	280,818

	$0	$4,562	$0	$0	$277,187	$281,749

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,057,286	$0	$2,057,286
Swap Agreements	0	3,811	0	0	408,670	412,481

	$0	$3,811	$0	$2,057,286	$408,670	$2,469,767

	$0	$8,373	$0	$2,057,286	$685,857	$2,751,516

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30,598	$30,598
Swap Agreements	0	24,882	0	0	71,285	96,167

	$0	$24,882	$0	$0	$101,883	$126,765

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,407,343	$0	$1,407,343
Written Options	0	1,577	0	0	0	1,577
Swap Agreements	0	498,357	0	0	13,897	512,254

	$0	$499,934	$0	$1,407,343	$13,897	$1,921,174

	$0	$524,816	$0	$1,407,343	$115,780	$2,047,939

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,110)	$(1,110)
Written Options	0	0	0	0	11,030	11,030
Futures	0	0	0	0	(475,368)	(475,368)
Swap Agreements	0	(106,606)	0	0	(4,244,705)	(4,351,311)

	$0	$(106,606)	$0	$0	$(4,710,153)	$(4,816,759)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,299,837	$0	$2,299,837
Purchased Options	0	0	0	0	(29)	(29)
Written Options	0	22,174	0	2,174	23,949	48,297
Swap Agreements	0	186,428	0	0	522,380	708,808

	$0	$208,602	$0	$2,302,011	$546,300	$3,056,913

	$0	$101,996	$0	$2,302,011	$(4,163,853)	$(1,759,846)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$248	$248
Futures	0	0	0	0	37,839	37,839
Swap Agreements	0	(269,471)	0	0	(799,623)	(1,069,094)

	$0	$(269,471)	$0	$0	$(761,536)	$(1,031,007)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(29,871)	$0	$(29,871)
Written Options	0	(7,315)	0	(193)	(92)	(7,600)
Swap Agreements	0	(525,093)	0	0	(89,684)	(614,777)

	$0	$(532,408)	$0	$(30,064)	$(89,776)	$(652,248)

	$0	$(801,879)	$0	$(30,064)	$(851,312)	$(1,683,255)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,945,068	$2,338,665	$5,283,733
Corporate Bonds & Notes
Banking & Finance	0	14,942,299	54,249	14,996,548
Industrials	0	7,112,896	61,126	7,174,022
Utilities	0	3,152,168	0	3,152,168
Convertible Bonds & Notes
Industrials	0	24,044	0	24,044
Utilities	0	916	0	916
Municipal Bonds & Notes
California	0	7,208	0	7,208
Illinois	0	79,579	0	79,579
Iowa	0	120	0	120
Puerto Rico	0	63,083	0	63,083
Texas	0	3,226	0	3,226
U.S. Government Agencies	0	61,686,998	0	61,686,998
U.S. Treasury Obligations	0	12,733,783	0	12,733,783
Non-Agency Mortgage-Backed Securities	0	31,938,712	2,496,097	34,434,809
Asset-Backed Securities	0	22,145,268	408,276	22,553,544
Sovereign Issues	26,900	7,101,119	0	7,128,019
Common Stocks
Communication Services	0	0	248	248
Consumer Discretionary	80,079	0	0	80,079
Energy	213	34	833	1,080
Industrials	0	0	1,232	1,232
Utilities	2,667	0	0	2,667

54	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Warrants
Communication Services	$0	$134,103	$0	$134,103
Industrials	0	0	112	112
Preferred Securities
Banking & Finance	4,138	451,437	0	455,575
Industrials	0	164,882	7,184	172,066
Real Estate Investment Trusts
Real Estate	191,077	0	0	191,077
U.S. Treasury Obligations	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	4,083,347	0	4,083,347
Argentina Treasury Bills	0	205,615	2,080	207,695
Mexico Treasury Bills	0	41,569	0	41,569
South Africa Treasury Bills	0	655,987	0	655,987
U.S. Treasury Bills	0	489,844	0	489,844

	$305,074	$170,163,305	$5,370,102	$175,838,481

Investments in Affiliates, at Value
Common Stocks
Industrials	53,017	0	153	53,170
Short-Term Instruments
Central Funds Used for Cash Management Purposes	868,067	0	0	868,067

	$921,084	$0	$153	$921,237

Total Investments	$1,226,158	$170,163,305	$5,370,255	$176,759,718

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(14,357,858)	0	(14,357,858)
U.S. Treasury Obligations	0	(184,418)	0	(184,418)

	$0	$(14,542,276)	$0	$(14,542,276)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	931	280,687	0	281,618
Over the counter	0	2,469,506	261	2,469,767

	$931	$2,750,193	$261	$2,751,385

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(30,598)	(96,167)	0	(126,765)
Over the counter	0	(1,921,174)	0	(1,921,174)

	$(30,598)	$(2,017,341)	$0	$(2,047,939)

Total Financial Derivative Instruments	$(29,667)	$732,852	$261	$703,446

Totals	$1,196,491	$156,353,881	$5,370,516	$162,920,888

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,736,585	$665,350	$(208,292)	$1,012	$(4,096)	$(132,699)	$350,353	$(69,548)	$2,338,665	$(118,221)
Corporate Bonds & Notes
Banking & Finance	94,786	64,240	(108,749)	0	0	3,972	0	0	54,249	3,979
Industrials	5,426	82,130	(618)	1,074	(7)	(26,341)	0	(538)	61,126	(26,327)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(2)
Non-Agency Mortgage-Backed Securities	$667,411	$2,095,253	$(11,014)	$475	$2,752	$(92,089)	$0	$(166,691)	$2,496,097	$(79,818)
Asset-Backed Securities	1,298,377	736,322	(640,898)	339	(24,127)	(4,664)	18,656	(975,729)	408,276	(8,793)
Common Stocks
Communication Services	0	726	0	0	0	(478)	0	0	248	(478)
Energy	20,843	1,823	(3,461)	0	513	(18,638)	0	(247)	833	(989)
Financials	7,525	0	(7,357)	0	770	(938)	0	0	0	0
Health Care	147	0	0	0	0	(147)	0	0	0	(147)
Industrials	0	4,070	0	0	0	(2,838)	0	0	1,232	(2,838)
Warrants
Industrials	199	0	0	0	0	(87)	0	0	112	(87)
Materials	59	0	0	0	0	(59)	0	0	0	(59)
Preferred Securities
Banking & Finance	10	0	0	0	0	(10)	0	0	0	(10)
Industrials	11,742	1,780	0	0	0	(6,338)	0	0	7,184	(6,338)
Short-Term Instruments
Argentina Treasury Bills	0	2,336	0	4	0	(260)	0	0	2,080	(260)

	$3,843,110	$3,654,030	$(980,389)	$2,904	$(24,195)	$(281,614)	$369,009	$(1,212,753)	$5,370,102	$(240,386)

Investments in Affiliates - at Value
Common Stocks
Industrials	5,000	0	0	0	0	(4,847)	0	0	153	(4,847)

Financial Derivative Instruments - Assets
Over the counter	$1,023	$0	$(70)	$0	$31	$(723)	$0	$0	$261	$(367)

Totals	$3,849,133	$3,654,030	$(980,459)	$2,904	$(24,164)	$(287,184)	$369,009	$(1,212,753)	$5,370,516	$(245,600)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$289,671	Discounted Cash Flow	Discount Rate	3.295		—
	232,200	Market Based Approach	Recovery Value	100.000		—
	819,659	Other Valuation Techniques(3)	—	—		—
	201,459	Proxy Pricing	Base Price	96.750-100.830		98.561
	4,198	Reference Instrument	Spread	$ 0.750		—
	791,478	Third Party Vendor	Broker Quote	63.000-100.250		89.530
Corporate Bonds & Notes
Banking & Finance	54,249	Proxy Pricing	Base Price	110.800		—
Industrials	56,380	Other Valuation Techniques(3)	—	—		—
	4,746	Proxy Pricing	Base Price	111.050		—
Non-Agency Mortgage-Backed Securities	132,226	Other Valuation Techniques(3)	—	—		—
	17,343	Proxy Pricing	Base Price	1,297.140		—
	2,346,528	Reference Instrument	Spread	393.000-408.000	bps	399.794	bps
Asset-Backed Securities	55,105	Other Valuation Techniques(3)	—	—		—
	84,160	Proxy Pricing	Base Price	2.266-105.600		26.769
	269,011	Reference Instrument	Spread	365.000	bps	—
Common Stocks
Communication Services	248	Other Valuation Techniques(3)	—	—		—
Energy	833	Other Valuation Techniques(3)	—	—		—
Industrials	1,232	Other Valuation Techniques(3)	—	—		—
Warrants
Industrials	112	Other Valuation Techniques(3)	—	—		—

56	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2020

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Preferred Securities
Industrials	$7,184	Fundamental Valuation	Company Equity Value	$328,700,000	—
Short-Term Instruments
Argentina Treasury Bills	2,080	Other Valuation Techniques(3)	—	—	—

Investments in Affiliates - at Value
Common Stocks
Industrials	153	Other Valuation Techniques(3)	—	—	—

Financial Derivative Instruments - Assets
	234	Indicative Market Quotation	Broker Quote	1.046	—
Over the counter	27	Other Valuation Techniques(3)	—	—	—

Total	$5,370,516

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

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Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV

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determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

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Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would

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accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3

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Notes to Financial Statements (Cont.)

reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from

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Notes to Financial Statements (Cont.)

a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment

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activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$854,219	$109,518,207	$(109,505,400)	$(292)	$1,333	$868,067	$103,606	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at March 31, 2020 (amounts in thousands†, except number of shares).

Security Name	Shares Held at 03/31/2019	Shares Purchased	Shares Sold	Shares Held at 03/31/2020	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income
Clear Channel Outdoor Holdings, Inc.	0	50,679,773	0	50,679,773	$0	$(228,063)	$32,435	$0
iHeartMedia, Inc. ‘A’	0	2,815,519	0	2,815,519	0	(33,620)	20,582	0
Sierra Hamilton Holder LLC	15,369,768	0	0	15,369,768	0	(4,846)	153	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such

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Notes to Financial Statements (Cont.)

fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a

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borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of

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Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may

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Notes to Financial Statements (Cont.)

entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in

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Notes to Financial Statements (Cont.)

value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as

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disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future

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Notes to Financial Statements (Cont.)

date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to

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manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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Notes to Financial Statements (Cont.)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Distribution Rate Risk  is the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

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(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk   The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a

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Notes to Financial Statements (Cont.)

material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate

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Notes to Financial Statements (Cont.)

based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

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The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver , provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at

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Notes to Financial Statements (Cont.)

least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$1,528,206	$959,043

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

88	PIMCO INCOME FUND

March 31, 2020

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$733,486,682	$705,457,016	$30,532,750	$15,255,040

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020		Year Ended 03/31/2019
	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	2,268,540	$27,181,807	2,107,517		$25,162,182

I-2	1,392,465	16,680,392	896,704		10,700,424

I-3	54,245	643,177	43,541	(a)	519,041	(a)

Administrative Class	24,790	297,111	16,013		191,078

Class A	517,414	6,207,297	478,893		5,721,130

Class C	192,308	2,310,100	115,189		1,375,945

Class R	14,122	169,295	11,301		134,870

Issued as reinvestment of distributions

Institutional Class	308,761	3,682,263	238,044		2,840,973

I-2	126,610	1,509,619	91,021		1,086,362

I-3	2,738	32,590	945	(a)	11,243	(a)

Administrative Class	2,133	25,433	1,797		21,453

Class A	80,976	966,128	91,499		1,092,527

Class C	30,654	365,596	28,438		339,468

Class R	2,317	27,618	1,869		22,310

Cost of shares redeemed

Institutional Class	(2,308,266)	(27,015,632)	(1,481,351)		(17,634,490)

I-2	(1,066,856)	(12,457,061)	(838,554)		(9,984,593)

I-3	(29,137)	(342,256)	(10,434	)(a)	(123,512	)(a)

Administrative Class	(24,868)	(293,571)	(15,935)		(189,923)

Class A	(903,882)	(10,710,417)	(878,004)		(10,480,265)

Class C	(195,501)	(2,311,407)	(195,775)		(2,334,175)

Class R	(10,556)	(123,859)	(9,212)		(109,749)

Net increase (decrease) resulting from Fund share transactions	479,007	$6,844,223	693,506		$8,362,299

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. BASIS FOR CONSOLIDATION

The consolidated financial statements include the accounts of the Fund and MLM 766, LLC, a Delaware limited liability company (the “Subsidiary”). Similarly, the consolidated Schedule of

ANNUAL REPORT	MARCH 31, 2020	89

Notes to Financial Statements (Cont.)

Investments includes the portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Subsidiary was formed on April 30, 2018, as a wholly owned subsidiary of the Fund and acts as an investment vehicle in order to acquire residential mortgage loans consistent with the Fund’s investment objectives and policies. The net assets of MLM 766 as of period end represented 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Income Fund	$240,386	$0	$(6,186,213)	$(60,493)	$(5,306,730)	$0	$(1,542,393)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, sale/buyback transactions, Lehman securities, straddle loss deferrals, partnerships, non-taxable transactions, interest accrued on defaulted securities, and convertible preferred securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

90	PIMCO INCOME FUND

March 31, 2020

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Fund	$3,762,873	$1,543,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Income Fund	$166,754,772	$10,401,080	$(16,718,985)	$(6,317,905)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, partnerships, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, Lehman securities, straddle loss deferrals, non-taxable transactions, interest accrued on defaulted securities, and convertible preferred securities.

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Income Fund	$7,364,559	$0	$0	$6,064,062	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2020	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the summary consolidated schedule of investments, of PIMCO Income Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related consolidated statements of operations and cash flows for the year ended March 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

92	PIMCO INCOME FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BCY	Barclays Capital, Inc.	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOM	Bank of Montreal	JPS	J.P. Morgan Securities LLC
BOS	BofA Securities, Inc.	MEI	Merrill Lynch International
BPG	BNP Paribas Securities Corp.	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co. LLC.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
BSN	The Bank of Nova Scotia - Toronto	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
CDC	Natixis Securities Americas LLC	NXN	Natixis New York
CEW	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada
CFR	Credit Suisse Securities (Europe) Ltd.	RCY	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RYL	NatWest Markets Plc
CSN	Credit Suisse AG (New York)	SAL	Citigroup Global Markets, Inc.
DBL	Deutsche Bank AG London	SCX	Standard Chartered Bank, London
DEU	Deutsche Bank Securities, Inc.	SGY	Societe Generale, NY
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FAR	Wells Fargo Bank National Association	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	STR	State Street FICC Repo
FOB	Credit Suisse Securities (USA) LLC	TDL	Toronto Dominion Bank London
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GRE	NatWest Markets Securities Inc.	TOR	The Toronto-Dominion Bank
GSC	Goldman Sachs & Co. LLC	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC
HUS	HSBC Bank USA N.A.	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
CNY	Chinese Renminbi (Mainland)	SEK	Swedish Krona
DKK	Danish Krone	TRY	Turkish New Lira
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound	ZAR	South African Rand
HKD	Hong Kong Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CNREPOFIX	China Fixing Repo Rates 7-Day
CDX.HY	Credit Derivatives Index - High Yield	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.IG	Credit Derivatives Index - Investment Grade

ANNUAL REPORT	MARCH 31, 2020	93

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BTP	Buoni del Tesoro Poliennali	RMBS	Residential Mortgage-Backed Security
CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

94	PIMCO INCOME FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Income Fund	0%	0%	$4,368,656	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	MARCH 31, 2020	95

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Fund estimated the monthly sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended March 31, 2020 calculated as of the end of each month pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

For the fiscal year ending March 31, 2020, the Fund did not distribute dividends that included a return of capital. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0555	$0.0000	$0.0000	$0.0555

November 2019	0.0555	0.0000	0.0000	0.0555

December 2019	0.0555	0.0000	0.0000	0.0555

January 2020	0.0528	0.0000	0.0027	0.0555

February 2020	0.0484	0.0000	0.0071	0.0555

March 2020	0.0513	0.0000	0.0042	0.0555

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0545	$0.0000	$0.0000	$0.0545

November 2019	0.0545	0.0000	0.0000	0.0545

December 2019	0.0545	0.0000	0.0000	0.0545

January 2020	0.0518	0.0000	0.0027	0.0545

February 2020	0.0475	0.0000	0.0070	0.0545

March 2020	0.0503	0.0000	0.0042	0.0545

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0540	$0.0000	$0.0000	$0.0540

November 2019	0.0540	0.0000	0.0000	0.0540

December 2019	0.0540	0.0000	0.0000	0.0540

January 2020	0.0514	0.0000	0.0026	0.0540

February 2020	0.0470	0.0000	0.0070	0.0540

March 2020	0.0499	0.0000	0.0041	0.0540

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0530	$0.0000	$0.0000	$0.0530

November 2019	0.0530	0.0000	0.0000	0.0530

December 2019	0.0530	0.0000	0.0000	0.0530

January 2020	0.0504	0.0000	0.0026	0.0530

February 2020	0.0462	0.0000	0.0068	0.0530

March 2020	0.0490	0.0000	0.0040	0.0530

96	PIMCO INCOME FUND

(Unaudited)

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0515	$0.0000	$0.0000	$0.0515

November 2019	0.0515	0.0000	0.0000	0.0515

December 2019	0.0515	0.0000	0.0000	0.0515

January 2020	0.0490	0.0000	0.0025	0.0515

February 2020	0.0449	0.0000	0.0066	0.0515

March 2020	0.0476	0.0000	0.0039	0.0515

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0441	$0.0000	$0.0000	$0.0441

November 2019	0.0440	0.0000	0.0000	0.0440

December 2019	0.0440	0.0000	0.0000	0.0440

January 2020	0.0418	0.0000	0.0022	0.0440

February 2020	0.0383	0.0000	0.0056	0.0439

March 2020	0.0406	0.0000	0.0034	0.0440

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2019	$0.0490	$0.0000	$0.0000	$0.0490

November 2019	0.0490	0.0000	0.0000	0.0490

December 2019	0.0490	0.0000	0.0000	0.0490

January 2020	0.0466	0.0000	0.0024	0.0490

February 2020	0.0426	0.0000	0.0063	0.0489

March 2020	0.0453	0.0000	0.0037	0.0490

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund's net income, yield, earnings or investment performance.

ANNUAL REPORT	MARCH 31, 2020	97

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

98	PIMCO INCOME FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2020	99

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

100	PIMCO INCOME FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2020	101

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

102	PIMCO INCOME FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

ANNUAL REPORT	MARCH 31, 2020	103

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3013AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (Cont.)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged)

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to

6	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO International Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	04/27/18	01/28/97	01/20/97	01/20/97	12/31/02	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

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ANNUAL REPORT	MARCH 31, 2020	9

PIMCO International Bond Fund (U.S. Dollar-Hedged)

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO International Bond Fund (U.S. Dollar-Hedged) Institutional Class	2.22%	3.22%	5.34%	6.98%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-2	2.12%	3.11%	5.23%	6.88%
PIMCO International Bond Fund (U.S. Dollar-Hedged) I-3	2.08%	3.07%	5.18%	6.82%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Administrative Class	1.97%	2.96%	5.08%	6.72%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A	1.81%	2.81%	4.91%	6.52%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	(2.00)%	2.02%	4.51%	6.37%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C	1.06%	2.04%	4.13%	5.73%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	0.10%	2.04%	4.13%	5.73%
PIMCO International Bond Fund (U.S. Dollar-Hedged) Class R	1.56%	2.55%	4.65%	6.25%
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	5.01%	3.56%	4.17%	5.84%♦
Lipper International Income Funds Average	(2.66)%	0.53%	1.82%	5.03%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.55% for the Institutional Class shares, 0.65% for I-2 shares, 0.75% for I-3 shares, 0.80% for Administrative Class shares, 0.95% for Class A shares, 1.70% for Class C shares, and 1.20% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Institutional Class - PFORX	I-2 - PFBPX	I-3 - PFONX	Administrative Class - PFRAX
Class A - PFOAX	Class C - PFOCX	Class R - PFRRX

Geographic Breakdown as of March 31, 2020†§

United States	44.7%
United Kingdom	8.6%
Japan	8.4%
Short-Term Instruments‡	7.0%
China	4.9%
Denmark	3.4%
Spain	3.3%
Cayman Islands	2.1%
France	2.1%
Italy	1.6%
South Korea	1.5%
Canada	1.4%
Qatar	1.3%
Netherlands	1.2%
Australia	1.2%
Saudi Arabia	1.0%
Other	6.3%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to duration in core eurozone countries during the second and third quarters of 2019 contributed to relative performance, as core eurozone yields — as shown by the euro swaps curve — decreased over the reporting period.

»	Overweight exposure to duration in the U.S. contributed to relative performance, as U.S. yields fell.

»	Positions in non-Agency mortgage-backed securities detracted from relative performance, as total returns in these securities were negative, particularly during the first quarter of 2020.

»

A preference for duration to peripheral eurozone countries over core eurozone countries, particularly Italy, detracted from relative performance, as the spread between core eurozone yields (as shown by German yields) and peripheral yields (as shown by Italian yields) widened during the fourth quarter of 2019 and first quarter of 2020.

»	Positions in US Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates decreased.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO International Bond Fund (U.S. Dollar-Hedged)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$974.80	$2.96	$1,000.00	$1,022.00	$3.03	0.60%
I-2	1,000.00	974.30	3.46	1,000.00	1,021.50	3.54	0.70
I-3	1,000.00	974.10	3.70	1,000.00	1,021.25	3.79	0.75
Administrative Class	1,000.00	973.60	4.19	1,000.00	1,020.75	4.29	0.85
Class A	1,000.00	972.80	4.93	1,000.00	1,020.00	5.05	1.00
Class C	1,000.00	969.20	8.62	1,000.00	1,016.25	8.82	1.75
Class R	1,000.00	971.60	6.16	1,000.00	1,018.75	6.31	1.25

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities. The index launched on 1/1/1998. The index performance shown prior to that date is calculated using the JPMorgan GBI Global ex-US Index Hedged in USD, which was the Fund’s primary benchmark index from the Fund’s inception until 12/1/2015.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$10.90	$0.24	$0.01	$0.25	$(0.67)	$(0.03)	$0.00	$(0.70)

03/31/2019	10.78	0.23	0.22	0.45	(0.30)	(0.03)	0.00	(0.33)

03/31/2018	10.50	0.19	0.26	0.45	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.16	0.20	0.29	0.49	(0.15)	0.00	0.00	(0.15)

03/31/2016	11.01	0.19	(0.15)	0.04	(0.69)	(0.17)	(0.03)	(0.89)

I-2

03/31/2020	10.90	0.23	0.01	0.24	(0.66)	(0.03)	0.00	(0.69)

03/31/2019	10.78	0.22	0.22	0.44	(0.29)	(0.03)	0.00	(0.32)

03/31/2018	10.50	0.18	0.26	0.44	(0.16)	0.00	0.00	(0.16)

03/31/2017	10.16	0.18	0.30	0.48	(0.14)	0.00	0.00	(0.14)

03/31/2016	11.01	0.18	(0.15)	0.03	(0.68)	(0.17)	(0.03)	(0.88)

I-3

03/31/2020	10.90	0.22	0.02	0.24	(0.66)	(0.03)	0.00	(0.69)

04/27/2018 - 03/31/2019	10.75	0.20	0.25	0.45	(0.27)	(0.03)	0.00	(0.30)

Administrative Class

03/31/2020	10.90	0.21	0.02	0.23	(0.65)	(0.03)	0.00	(0.68)

03/31/2019	10.78	0.20	0.22	0.42	(0.27)	(0.03)	0.00	(0.30)

03/31/2018	10.50	0.17	0.25	0.42	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.16	0.17	0.29	0.46	(0.12)	0.00	0.00	(0.12)

03/31/2016	11.01	0.16	(0.15)	0.01	(0.66)	(0.17)	(0.03)	(0.86)

Class A

03/31/2020	10.90	0.20	0.01	0.21	(0.63)	(0.03)	0.00	(0.66)

03/31/2019	10.78	0.19	0.22	0.41	(0.26)	(0.03)	0.00	(0.29)

03/31/2018	10.50	0.15	0.25	0.40	(0.12)	0.00	0.00	(0.12)

03/31/2017	10.16	0.16	0.28	0.44	(0.10)	0.00	0.00	(0.10)

03/31/2016	11.01	0.15	(0.15)	0.00	(0.65)	(0.17)	(0.03)	(0.85)

Class C

03/31/2020	10.90	0.11	0.02	0.13	(0.55)	(0.03)	0.00	(0.58)

03/31/2019	10.78	0.11	0.22	0.33	(0.18)	(0.03)	0.00	(0.21)

03/31/2018	10.49	0.07	0.26	0.33	(0.04)	0.00	0.00	(0.04)

03/31/2017	10.16	0.07	0.29	0.36	(0.03)	0.00	0.00	(0.03)

03/31/2016	11.01	0.07	(0.15)	(0.08)	(0.57)	(0.17)	(0.03)	(0.77)

14	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.45	2.22%	$7,276,178	0.60%		0.60%		0.50%		0.50%		2.18%		333%

10.90	4.25	7,004,484	0.55		0.55		0.50		0.50		2.15		202

10.78	4.28	5,441,847	0.56		0.56		0.50		0.50		1.81		154

10.50	4.80	4,934,256	0.55		0.55		0.50		0.50		1.87		252

10.16	0.59	4,963,502	0.51		0.51		0.50		0.50		1.84		313

10.45	2.12	2,323,448	0.70		0.70		0.60		0.60		2.08		333

10.90	4.15	2,235,345	0.65		0.65		0.60		0.60		2.05		202

10.78	4.18	1,813,474	0.66		0.66		0.60		0.60		1.71		154

10.50	4.70	1,467,122	0.65		0.65		0.60		0.60		1.71		252

10.16	0.49	943,560	0.61		0.61		0.60		0.60		1.71		313

10.45	2.08	87,917	0.75		0.80		0.65		0.70		1.99		333

10.90	4.27	44,144	0.70	*	0.75	*	0.65	*	0.70	*	2.05	*	202

10.45	1.97	118,743	0.85		0.85		0.75		0.75		1.93		333

10.90	3.99	105,489	0.80		0.80		0.75		0.75		1.90		202

10.78	4.02	113,659	0.81		0.81		0.75		0.75		1.56		154

10.50	4.54	92,478	0.80		0.80		0.75		0.75		1.59		252

10.16	0.34	72,063	0.76		0.76		0.75		0.75		1.52		313

10.45	1.81	1,016,466	1.00		1.00		0.90		0.90		1.79		333

10.90	3.84	1,307,657	0.95		0.95		0.90		0.90		1.75		202

10.78	3.86	1,430,893	0.96		0.96		0.90		0.90		1.44		154

10.50	4.38	454,901	0.95		0.95		0.90		0.90		1.52		252

10.16	0.19	495,704	0.91		0.91		0.90		0.90		1.41		313

10.45	1.06	69,590	1.75		1.75		1.65		1.65		1.04		333

10.90	3.07	74,219	1.70		1.70		1.65		1.65		1.00		202

10.78	3.15	75,690	1.71		1.71		1.65		1.65		0.64		154

10.49	3.50	103,486	1.70		1.70		1.65		1.65		0.70		252

10.16	(0.54)	91,505	1.66		1.66		1.65		1.65		0.67		313

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2020	$10.90	$0.17	$0.01	$0.18	$(0.60)	$(0.03)	$0.00	$(0.63)

03/31/2019	10.78	0.16	0.22	0.38	(0.23)	(0.03)	0.00	(0.26)

03/31/2018	10.50	0.12	0.26	0.38	(0.10)	0.00	0.00	(0.10)

03/31/2017	10.16	0.13	0.29	0.42	(0.08)	0.00	0.00	(0.08)

03/31/2016	11.01	0.12	(0.15)	(0.03)	(0.62)	(0.17)	(0.03)	(0.82)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.45	1.56%	$66,882	1.25%	1.25%	1.15%	1.15%	1.54%	333%

10.90	3.58	67,237	1.20	1.20	1.15	1.15	1.50	202

10.78	3.61	55,673	1.21	1.21	1.15	1.15	1.16	154

10.50	4.12	45,852	1.20	1.20	1.15	1.15	1.21	252

10.16	(0.06)	41,007	1.16	1.16	1.15	1.15	1.17	313

ANNUAL REPORT	MARCH 31, 2020	17

Statement of Assets and Liabilities PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$15,824,545
Investments in Affiliates	714,858

Financial Derivative Instruments
Exchange-traded or centrally cleared	28,662
Over the counter	222,409
Cash	6,909
Deposits with counterparty	36,118
Foreign currency, at value	97,225
Receivable for investments sold	259,738
Receivable for investments sold on a delayed-delivery basis	2,137
Receivable for TBA investments sold	3,049,203
Receivable for Fund shares sold	16,593
Interest and/or dividends receivable	67,566
Dividends receivable from Affiliates	1,264
Reimbursement receivable from PIMCO	4
Other assets	3

Total Assets	20,327,234

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,190,523
Payable for sale-buyback transactions	150,246
Payable for short sales	75,450

Financial Derivative Instruments
Exchange-traded or centrally cleared	41,981
Over the counter	253,986
Payable for investments purchased	140,441
Payable for investments in Affiliates purchased	1,264
Payable for investments purchased on a delayed-delivery basis	1,015
Payable for TBA investments purchased	7,289,407
Deposits from counterparty	179,120
Payable for Fund shares redeemed	35,447
Distributions payable	3,376
Accrued investment advisory fees	2,398
Accrued supervisory and administrative fees	2,769
Accrued distribution fees	85
Accrued servicing fees	255
Other liabilities	247

Total Liabilities	9,368,010

Net Assets	$10,959,224

Net Assets Consist of:

Paid in capital	$11,130,575
Distributable earnings (accumulated loss)	(171,351)

Net Assets	$10,959,224

Cost of investments in securities	$15,728,116
Cost of investments in Affiliates	$731,614
Cost of foreign currency held	$95,807
Proceeds received on short sales	$76,116
Cost or premiums of financial derivative instruments, net	$(1,262)

* Includes repurchase agreements of:	$6,710

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$7,276,178
I-2	2,323,448
I-3	87,917
Administrative Class	118,743
Class A	1,016,466
Class C	69,590
Class R	66,882

Shares Issued and Outstanding:

Institutional Class	696,088
I-2	222,279
I-3	8,410
Administrative Class	11,360
Class A	97,240
Class C	6,658
Class R	6,398

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.45
I-2	10.45
I-3	10.45
Administrative Class	10.45
Class A	10.45
Class C	10.45
Class R	10.45

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	19

Statement of Operations PIMCO International Bond Fund (U.S. Dollar-Hedged)

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$309,947
Dividends	257
Dividends from Investments in Affiliates	21,273
Total Income	331,477

Expenses:

Investment advisory fees	29,787
Supervisory and administrative fees	34,531
Distribution and/or servicing fees - Administrative Class	293
Distribution fees - Class C	562
Distribution fees - Class R	169
Servicing fees - Class A	3,111
Servicing fees - Class C	187
Servicing fees - Class R	169
Trustee fees	67
Interest expense	11,576
Miscellaneous expense	44
Total Expenses	80,496
Waiver and/or Reimbursement by PIMCO	(36)
Net Expenses	80,460

Net Investment Income (Loss)	251,017

Net Realized Gain (Loss):

Investments in securities	44,344
Investments in Affiliates	(3,900)
Exchange-traded or centrally cleared financial derivative instruments	(39,284)
Over the counter financial derivative instruments	288,512
Short sales	(16,871)
Foreign currency	(42,392)

Net Realized Gain (Loss)	230,409

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(107,516)
Investments in Affiliates	(14,326)
Exchange-traded or centrally cleared financial derivative instruments	(110,947)
Over the counter financial derivative instruments	(56,524)
Short sales	7,330
Foreign currency assets and liabilities	22,811

Net Change in Unrealized Appreciation (Depreciation)	(259,172)

Net Increase (Decrease) in Net Assets Resulting from Operations	$222,254

* Foreign tax withholdings	$724

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

Statements of Changes in Net Assets PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$251,017	$198,190
Net realized gain (loss)	230,409	427,731
Net change in unrealized appreciation (depreciation)	(259,172)	(212,153)

Net Increase (Decrease) in Net Assets Resulting from Operations	222,254	413,768

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(512,566)	(189,206)
I-2	(164,196)	(59,525)
I-3	(5,824)	(701	)(a)
Administrative Class	(7,410)	(2,995)
Class A	(72,889)	(33,764)
Class C	(3,952)	(1,406)
Class R	(3,827)	(1,484)

Total Distributions(b)	(770,664)	(289,081)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	669,059	1,782,652

Total Increase (Decrease) in Net Assets	120,649	1,907,339

Net Assets:

Beginning of year	10,838,575	8,931,236
End of year	$10,959,224	$10,838,575

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	21

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.4%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	55,060	$627

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	5,000	1,461
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	136,540	1,037
38.039% (ARLLMONP) due 06/21/2020 ~		263,770	1,913

			4,411

Total Argentina (Cost $22,853)			5,038

AUSTRALIA 1.8%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
1.735% due 07/21/2026	AUD	5,607	3,442

CORPORATE BONDS & NOTES 0.0%

Australia & New Zealand Banking Group Ltd.
3.300% due 05/17/2021		$2,000	2,019

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Liberty Funding Pty. Ltd.
1.390% due 06/10/2051 •	AUD	1,878	1,155

RESIMAC Bastille Trust
2.227% due 12/05/2059 •		$1,319	1,315
2.307% due 09/05/2057 •		14,777	14,685

			17,155

SOVEREIGN ISSUES 1.6%

New South Wales Treasury Corp.
2.000% due 03/20/2031	AUD	22,110	14,111
2.750% due 11/20/2025 (f)		9,177	6,269
3.000% due 02/20/2030		40,000	28,236

Northern Territory Treasury Corp.
2.000% due 04/21/2031		8,800	5,456

Queensland Treasury Corp.
1.750% due 08/21/2031		26,150	16,330
3.500% due 08/21/2030		51,500	37,869

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Australia Government Financing Authority
2.750% due 05/24/2030	AUD	12,000	$8,199

South Australian Government Financing Authority
1.750% due 05/24/2032		17,100	10,513

Treasury Corp. of Victoria
1.500% due 11/20/2030		31,800	19,598
2.500% due 10/22/2029		3,500	2,362
4.250% due 12/20/2032		23,500	18,814

Western Australia Treasury Corp.
2.750% due 07/24/2029		3,950	2,719

			170,476

Total Australia (Cost $212,635)			193,092

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	400	440

Total Austria (Cost $486)			440

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.3%

Petrobras Global Finance BV
5.093% due 01/15/2030		$34,435	31,551
6.125% due 01/17/2022		3,258	3,277
7.250% due 03/17/2044		900	919

			35,747

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		6,000	6,014

Total Brazil (Cost $46,045)			41,761

CANADA 2.1%

CORPORATE BONDS & NOTES 1.1%

Enbridge, Inc.
1.441% (US0003M + 0.700%) due 06/15/2020 ~		$6,700	6,628
2.195% (US0003M + 0.500%) due 02/18/2022 ~		34,800	32,353

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	9,200	9,857

HSBC Bank Canada
1.650% due 09/10/2022		$14,600	14,799
3.300% due 11/28/2021		22,600	23,192

22	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toronto-Dominion Bank
2.100% due 07/15/2022		$34,500	$35,247

			122,076

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Canadian Mortgage Pools
1.843% (CDOR01 + 0.100%) due 06/01/2020 ~	CAD	4,970	3,530
2.043% (CDOR01 + 0.300%) due 07/01/2020 ~		12,956	9,205
2.043% (CDOR01 + 0.300%) due 08/01/2020 ~		4,898	3,480

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055		11,264	7,676
2.867% due 02/12/2055		16,700	10,895
3.072% due 08/12/2053		2,528	1,801
3.650% due 08/12/2053		6,200	4,450

			41,037

SOVEREIGN ISSUES 0.6%

Canada Government Real Return Bond
1.500% due 12/01/2044		10,650	9,454

Province of Ontario
2.500% due 04/27/2026		$4,000	4,323
2.600% due 06/02/2027	CAD	46,300	34,890

Province of Quebec
3.000% due 09/01/2023		19,200	14,459
5.000% due 12/01/2038		8,100	7,955

			71,081

Total Canada (Cost $246,241)			234,194

CAYMAN ISLANDS 3.2%

ASSET-BACKED SECURITIES 2.5%

Bowman Park CLO Ltd.
2.863% due 11/23/2025 •		$8,086	7,997

Brookside Mill CLO Ltd.
2.656% due 01/17/2028 •		6,200	6,077

Cent CLO Ltd.
2.901% due 10/15/2026 •		23,400	22,948

CIFC Funding Ltd.
2.654% due 10/25/2027 •		18,450	18,137

Evans Grove CLO Ltd.
2.533% due 05/28/2028 •		5,600	5,441

Figueroa CLO Ltd.
2.731% due 01/15/2027 •		10,227	10,199

Flagship CLO Ltd.
2.693% due 01/16/2026 •		2,985	2,947

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Loomis Sayles CLO Ltd.
2.731% due 04/15/2028 •	$12,050	$11,709

Monarch Grove CLO
2.674% due 01/25/2028 •	15,000	14,549

Mountain View CLO Ltd.
2.631% due 10/15/2026 •	2,899	2,869

Neuberger Berman CLO Ltd.
2.631% due 07/15/2027 •	7,508	7,312

Octagon Investment Partners Ltd.
2.681% due 07/15/2027 •	6,850	6,626
2.931% due 04/15/2026 •	828	828

OZLM Ltd.
2.850% due 07/30/2027 •	23,300	22,492

Sound Point CLO Ltd.
2.709% due 01/20/2028 •	11,800	11,476

Sudbury Mill CLO Ltd.
2.986% due 01/17/2026 •	5,948	5,940

Symphony CLO Ltd.
2.711% due 04/15/2028 •	4,650	4,520
2.788% due 07/14/2026 •	9,206	8,941

Telos CLO Ltd.
2.786% due 04/17/2028 •	13,037	12,667

THL Credit Wind River CLO Ltd.
2.711% due 01/15/2026 •	5,931	5,911

TICP CLO Ltd.
2.659% due 04/20/2028 •	41,100	39,977

Tralee CLO Ltd.
2.929% due 10/20/2028 •	20,600	19,842

Venture CDO Ltd.
2.711% due 04/15/2027 •	4,500	4,384

Venture CLO Ltd.
0.000% due 08/28/2029 •	21,800	20,692

WhiteHorse Ltd.
2.766% due 04/17/2027 •	2,986	2,957

		277,438

CORPORATE BONDS & NOTES 0.7%

Ambac LSNI LLC
6.450% due 02/12/2023 •	821	786

China Evergrande Group
8.250% due 03/23/2022	800	652

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023	6,900	6,658

Country Garden Holdings Co. Ltd.
7.125% due 04/25/2022	1,700	1,717

KSA Sukuk Ltd.
2.894% due 04/20/2022	3,400	3,417

QNB Finance Ltd.
2.988% (US0003M + 1.350%) due 05/31/2021 ~	42,100	40,441

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
4.600% due 08/08/2023		$4,000	$4,114
5.125% due 08/08/2025		4,100	3,890
5.400% due 08/08/2028		9,200	8,699

Sunac China Holdings Ltd.
7.875% due 02/15/2022		4,600	4,416

Tencent Holdings Ltd.
3.595% due 01/19/2028		1,300	1,383

			76,173

Total Cayman Islands (Cost $364,775)			353,611

CHINA 7.4%

SOVEREIGN ISSUES 7.4%

China Development Bank
3.050% due 08/25/2026	CNY	157,100	22,160
3.180% due 04/05/2026		333,600	47,573
3.500% due 08/13/2026		89,900	13,038
3.680% due 02/26/2026		2,193,700	321,504
3.740% due 09/10/2025		133,300	19,637
3.800% due 01/25/2036		63,000	9,212
4.040% due 04/10/2027		495,800	73,951
4.040% due 07/06/2028		66,100	9,909
4.150% due 10/26/2025		54,900	8,245
4.240% due 08/24/2027		1,123,600	169,848
4.880% due 02/09/2028		483,900	76,287

China Government Bond
2.740% due 08/04/2026		15,100	2,138
2.950% due 06/16/2023		43,900	6,323
3.220% due 12/06/2025		44,000	6,434
3.290% due 10/18/2023		131,900	19,263
4.400% due 12/12/2046		11,500	1,963

Total China (Cost $798,350)			807,485

DENMARK 5.1%

CORPORATE BONDS & NOTES 5.1%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	1,053,447	149,001
1.500% due 10/01/2050		103,604	15,306
2.500% due 10/01/2047		25	4

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		539,747	76,248
1.500% due 10/01/2050		152,538	22,497
2.500% due 10/01/2047		35	5

Nykredit Realkredit A/S
1.000% due 10/01/2050		1,236,113	174,418
1.500% due 10/01/2050		814,168	120,208
2.500% due 10/01/2036		2,624	407
2.500% due 10/01/2047		731	112

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Realkredit Danmark A/S
2.500% due 07/01/2047	DKK	24	$4

Total Denmark (Cost $574,082)			558,210

FINLAND 1.2%

SOVEREIGN ISSUES 1.2%

Finland Government Bond
0.500% due 04/15/2026 (k)	EUR	54,300	62,635
0.875% due 09/15/2025 (k)		56,300	66,083

Total Finland (Cost $128,633)			128,718

FRANCE 3.3%

CORPORATE BONDS & NOTES 0.6%

BNP Paribas S.A.
3.375% due 01/23/2026	GBP	8,500	10,738
6.750% due 03/14/2022 •(g)(h)		$1,200	1,083
7.625% due 03/30/2021 •(g)(h)		500	488

Credit Agricole S.A.
2.375% due 01/22/2025		27,450	26,919
2.821% (US0003M + 1.020%) due 04/24/2023 ~		5,300	5,032

Danone S.A.
2.077% due 11/02/2021		2,000	2,004
2.589% due 11/02/2023		1,300	1,291

Dexia Credit Local S.A.
3.250% due 09/26/2023		6,800	7,347

Pernod Ricard S.A.
4.450% due 01/15/2022		3,400	3,495
5.750% due 04/07/2021		1,000	1,029

Societe Generale S.A.
6.750% due 04/07/2021 •(g)(h)	EUR	800	848
7.375% due 09/13/2021 •(g)(h)		$1,400	1,295

			61,569

SOVEREIGN ISSUES 2.7%

France Government International Bond
1.500% due 05/25/2050 (k)	EUR	27,400	36,077
2.000% due 05/25/2048 (k)		128,800	187,191
3.250% due 05/25/2045 (k)		38,900	68,449

			291,717

Total France (Cost $294,162)			353,286

24	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 1.4%

CORPORATE BONDS & NOTES 1.4%

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,300	$1,420
2.617% (US0003M + 0.815%) due 01/22/2021 ~		$19,900	19,176
2.625% due 02/12/2026	EUR	10,500	10,493
3.041% (US0003M + 1.290%) due 02/04/2021 ~		$6,500	6,254
3.150% due 01/22/2021		2,000	1,955
3.961% due 11/26/2025 •		32,100	29,741
4.250% due 02/04/2021		9,200	8,837
4.250% due 10/14/2021		39,400	37,509

Hamburg Commercial Bank AG
0.250% due 11/19/2020	EUR	500	553

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)		9,000	7,952

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)		1,400	1,189

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$2,900	2,055

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	15,000	10,435

Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	3,700	4,026
0.625% due 09/08/2021		3,200	3,481
1.875% due 01/31/2024		5,900	6,391

Volkswagen Leasing GmbH
0.071% due 07/06/2021 •		2,700	2,933

Total Germany (Cost $168,573)			154,400

GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$16,800	17,205

Total Guernsey, Channel Islands (Cost $16,777)			17,205

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.900% due 04/06/2028		$5,960	6,346

Total Hong Kong (Cost $5,945)			6,346

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$11,400	$8,864

State Bank of India
4.000% due 01/24/2022		2,180	2,183

Total India (Cost $13,730)			11,047

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.0%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$400	403
5.710% due 11/15/2023		800	819

			1,222

SOVEREIGN ISSUES 0.1%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	8,400	9,300
2.875% due 07/08/2021		6,200	6,922

			16,222

Total Indonesia (Cost $18,377)			17,444

IRELAND 1.2%

ASSET-BACKED SECURITIES 1.0%

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	5,500	5,881

Arbour CLO DAC
0.870% due 01/15/2030 •		8,800	9,344

Aurium CLO DAC
0.670% due 04/16/2030 •		7,500	7,867

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •		16,850	18,312

Castle Park CLO DAC
0.611% due 01/15/2028 •		2,774	3,042

CVC Cordatus Loan Fund DAC
0.650% due 07/21/2030 •		7,700	8,103

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		20,880	22,322

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •		8,800	9,062

Toro European CLO DAC
0.900% due 10/15/2030 •		23,700	25,350

			109,283

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$2,500	$2,230
4.500% due 05/15/2021		7,000	6,423
4.625% due 10/30/2020		700	679

AIB Group PLC
4.263% due 04/10/2025 •		300	302
4.750% due 10/12/2023		3,200	3,174

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)	EUR	4,429	4,723

GE Capital European Funding Unlimited Co.
2.250% due 07/20/2020		300	332

GE Capital UK Funding Unlimited Co.
5.875% due 11/04/2020	GBP	600	758

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		$1,900	1,894

			20,515

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

European Loan Conduit
1.000% due 02/17/2030 •	EUR	2,700	2,851

Total Ireland (Cost $140,575)			132,649

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%

Israel Government International Bond
3.250% due 01/17/2028		$7,000	7,443
4.125% due 01/17/2048		6,300	6,776

Total Israel (Cost $13,205)			14,219

ITALY 2.5%

CORPORATE BONDS & NOTES 1.0%

Banca Carige SpA
1.085% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	32,500	35,462
1.314% (EUR003M + 1.700%) due 10/25/2021 ~		34,500	38,387

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(g)(h)		3,300	3,228
7.750% due 01/11/2027 •(g)(h)		3,400	3,477

UniCredit SpA
7.500% due 06/03/2026 •(g)(h)		4,200	4,231
7.830% due 12/04/2023		$22,190	23,726
9.250% due 06/03/2022 •(g)(h)	EUR	1,000	1,043

			109,554

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.5%

Italy Buoni Poliennali Del Tesoro
1.350% due 04/01/2030	EUR	17,300	$18,775
1.450% due 03/01/2036		2,800	2,884
1.750% due 07/01/2024		29,300	33,548
2.100% due 07/15/2026		31,100	36,322
2.350% due 09/15/2024		1,931	2,274
2.450% due 09/01/2050		21,670	24,121
2.950% due 09/01/2038		13,300	16,451
3.850% due 09/01/2049		13,130	18,789

Italy Government International Bond
6.000% due 08/04/2028	GBP	5,900	9,078

			162,242

Total Italy (Cost $276,030)			271,796

JAPAN 12.7%

CORPORATE BONDS & NOTES 1.7%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$17,325	17,513
2.241% due 02/16/2021		2,300	2,317
2.291% (US0003M + 0.540%) due 08/04/2020 ~		46,700	46,369
2.362% due 05/28/2021		100	101

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		3,400	3,655

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		7,200	7,199
2.950% due 03/01/2021		3,674	3,672

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		3,400	3,388

Mizuho Financial Group, Inc.
1.648% (US0003M + 0.880%) due 09/11/2022 ~		16,600	15,957
1.768% (US0003M + 1.000%) due 09/11/2024 ~		11,800	11,159
2.309% (US0003M + 0.630%) due 05/25/2024 ~		18,500	16,815
2.953% due 02/28/2022		300	303
3.922% due 09/11/2024 •		9,600	10,141

NTT Finance Corp.
1.900% due 07/21/2021		2,400	2,389

ORIX Corp.
3.250% due 12/04/2024		2,500	2,632

Panasonic Corp.
2.536% due 07/19/2022		5,300	5,225

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		2,200	2,235

Sumitomo Mitsui Banking Corp.
0.550% due 11/06/2023	EUR	4,300	4,838

26	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Financial Group, Inc.
2.679% (US0003M + 1.680%) due 03/09/2021 ~		$17,200	$17,017
2.934% due 03/09/2021		4,100	4,107

Takeda Pharmaceutical Co. Ltd.
4.400% due 11/26/2023		1,700	1,792

Toyota Industries Corp.
3.110% due 03/12/2022		5,000	5,059

Toyota Tsusho Corp.
3.625% due 09/13/2023		400	392

			184,275

SOVEREIGN ISSUES 11.0%

Development Bank of Japan, Inc.
2.000% due 10/19/2021		1,600	1,632
2.125% due 09/01/2022		4,300	4,451

Japan Bank for International Cooperation
1.750% due 10/17/2024		4,900	5,074
3.250% due 07/20/2023		7,800	8,414
3.375% due 10/31/2023		4,000	4,352

Japan Finance Organization for Municipalities
2.625% due 04/20/2022		2,000	2,069
3.000% due 03/12/2024		4,700	5,076
3.375% due 09/27/2023		12,600	13,723

Japan Government International Bond
0.100% due 03/10/2028	JPY	8,919,328	82,910
0.100% due 03/20/2029		11,016,000	103,741
0.500% due 09/20/2046		10,120,000	96,370
0.500% due 03/20/2049		12,256,000	116,487
0.700% due 12/20/2048		17,000,000	169,883
1.400% due 09/20/2034		13,120,000	141,813
1.700% due 09/20/2032		39,110,000	432,216

Tokyo Metropolitan Government
2.000% due 05/17/2021		$16,000	16,240
2.500% due 06/08/2022		6,300	6,538

			1,210,989

Total Japan (Cost $1,299,824)			1,395,264

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	224

Total Jersey, Channel Islands (Cost $249)			224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
2.750% due 03/20/2022		$6,700	$6,750
3.500% due 03/20/2027		54,200	56,493

Total Kuwait (Cost $60,495)			63,243

LITHUANIA 0.3%

SOVEREIGN ISSUES 0.3%

Lithuania Government International Bond
6.125% due 03/09/2021		$33,000	34,198

Total Lithuania (Cost $34,028)			34,198

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Allergan Funding SCS
1.500% due 11/15/2023	EUR	700	790

Aroundtown S.A.
1.625% due 01/31/2028		2,200	2,297

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022		7,000	7,678

Emerald Bay S.A.
0.000% due 10/08/2020 (d)		6,641	7,104

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (d)		9,700	10,442

Total Luxembourg (Cost $30,066)			28,311

NETHERLANDS 1.8%

ASSET-BACKED SECURITIES 0.4%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	6,200	6,618

Babson Euro CLO BV
0.434% due 10/25/2029 •		6,445	7,023

BNPP AM Euro CLO
0.650% due 10/15/2031 •		1,900	1,973

Cairn CLO BV
0.670% due 01/31/2030 •		4,050	4,260

Chapel BV
0.000% due 07/17/2066 •		609	672

Dryden Euro CLO BV
0.880% due 01/15/2030 •		9,500	10,064

Euro-Galaxy CLO BV
0.750% due 01/17/2031 •		3,000	2,951

Tikehau CLO BV
0.880% due 12/07/2029 •		10,700	11,344

			44,905

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.4%

BMW Finance NV
2.250% due 08/12/2022		$19,300	$18,491

BNG Bank NV
4.750% due 03/06/2023	AUD	11,010	7,521

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	5,976	6,343
6.625% due 06/29/2021 •(g)(h)		5,800	6,139

Deutsche Telekom International Finance BV
2.820% due 01/19/2022		$2,700	2,683

Enel Finance International NV
2.650% due 09/10/2024		26,100	24,966
4.625% due 09/14/2025		1,200	1,271

ING Bank NV
0.375% due 11/26/2021	EUR	25,000	27,310
2.625% due 12/05/2022		$25,000	26,188

ING Groep NV
5.750% due 11/16/2026 •(g)(h)		400	347

LeasePlan Corp. NV
0.127% (EUR003M + 0.520%) due 11/04/2020 ~	EUR	4,200	4,607

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$7,400	7,374

Mylan NV
3.150% due 06/15/2021		1,800	1,784
3.750% due 12/15/2020		400	398

NXP BV
4.125% due 06/01/2021		2,700	2,726
4.625% due 06/15/2022		700	725

Schaeffler Finance BV
3.250% due 05/15/2025	EUR	4,300	4,511

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		$26	25
2.800% due 07/21/2023		100	92
3.250% due 04/15/2022	EUR	3,400	3,602

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		$9,500	9,423

Volkswagen International Finance NV
4.000% due 08/12/2020		400	400

			156,926

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)		2,500,000	2,511

Total Netherlands (Cost $212,721)			204,342

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.3%

CORPORATE BONDS & NOTES 0.3%

DNB Boligkreditt A/S
2.500% due 03/28/2022		$20,600	$21,327
3.250% due 06/28/2023		6,500	6,951

Sparebanken Soer Boligkreditt A/S
0.250% due 03/22/2021	EUR	2,000	2,216

Total Norway (Cost $29,371)			30,494

PERU 0.8%

SOVEREIGN ISSUES 0.8%

Peru Government International Bond
5.350% due 08/12/2040	PEN	32,500	9,037
5.400% due 08/12/2034		18,300	5,355
5.940% due 02/12/2029		51,330	16,013
6.350% due 08/12/2028		164,700	53,235
6.950% due 08/12/2031		600	203

Total Peru (Cost $84,329)			83,843

POLAND 0.3%

CORPORATE BONDS & NOTES 0.0%

PKO Bank Hipoteczny S.A.
0.250% due 11/23/2021	EUR	3,500	3,879

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
2.250% due 04/25/2022	PLN	124,400	30,908
4.000% due 10/25/2023		1,450	388

			31,296

Total Poland (Cost $35,758)			35,175

QATAR 1.8%

CORPORATE BONDS & NOTES 0.0%

Qatari Diar Finance QSC
5.000% due 07/21/2020		$2,600	2,612

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Qatar National Bank SAQ
2.595% (LIBOR03M + 0.900%) due 12/22/2020 «~		47,900	47,900

SOVEREIGN ISSUES 1.4%

Qatar Government International Bond
3.375% due 03/14/2024		2,300	2,348
3.875% due 04/23/2023		79,050	81,521
4.000% due 03/14/2029		33,800	36,287

28	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/23/2028		$33,600	$36,898

			157,054

Total Qatar (Cost $200,703)			207,566

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	1,627,600	22,228

Total Russia (Cost $25,319)			22,228

SAUDI ARABIA 1.5%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$9,900	9,706

SOVEREIGN ISSUES 1.4%

Saudi Government International Bond
2.375% due 10/26/2021		77,300	76,655
2.875% due 03/04/2023		13,000	13,016
3.250% due 10/26/2026		7,000	7,017
3.625% due 03/04/2028		15,100	15,402
4.000% due 04/17/2025		37,200	38,754
4.375% due 04/16/2029		5,000	5,394

			156,238

Total Saudi Arabia (Cost $164,386)			165,944

SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%

BOC Aviation Ltd.
2.750% due 09/18/2022		$1,900	1,956
2.813% (US0003M + 1.050%) due 05/02/2021 ~		2,000	2,003
3.500% due 09/18/2027		4,100	4,158

Clifford Capital Pte. Ltd.
3.380% due 03/07/2028		7,100	7,985

DBS Bank Ltd.
3.300% due 11/27/2021		7,600	7,868

Oversea-Chinese Banking Corp. Ltd.
2.142% (US0003M + 0.450%) due 05/17/2021 ~		11,500	11,449

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		3,700	3,894

Total Singapore (Cost $37,557)			39,313

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 0.2%

SOVEREIGN ISSUES 0.2%

Slovenia Government International Bond
5.250% due 02/18/2024		$19,817	$22,341

Total Slovenia (Cost $20,403)			22,341

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$10,800	8,910

Total South Africa (Cost $10,800)			8,910

SOUTH KOREA 2.3%

SOVEREIGN ISSUES 2.3%

Korea Government International Bond
2.125% due 06/10/2027	KRW	25,325,000	21,705
2.375% due 12/10/2027		25,830,000	22,541
2.375% due 12/10/2028		115,240,000	100,829
2.625% due 06/10/2028		80,130,000	71,405
5.500% due 03/10/2028		25,830,000	27,562

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$3,700	3,927

Total South Korea (Cost $258,887)			247,969

SPAIN 5.0%

CORPORATE BONDS & NOTES 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	2,200	2,068

Inmobiliaria Colonial Socimi S.A.
2.728% due 06/05/2023		2,000	2,307

Merlin Properties Socimi S.A.
2.225% due 04/25/2023		5,200	5,901

			10,276

		SHARES
PREFERRED SECURITIES 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)		4,200,000	4,537

Banco Santander S.A.
5.250% due 09/29/2023 •(g)(h)		400,000	363
6.250% due 09/11/2021 •(g)(h)		4,000,000	3,984
6.750% due 04/25/2022 •(g)(h)		1,200,000	1,197

			10,081

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.8%

Autonomous Community of Catalonia
4.220% due 04/26/2035		$3,500	$4,763
4.801% due 07/31/2020		8,000	8,949
4.900% due 09/15/2021		17,700	20,721

Spain Government International Bond
0.250% due 07/30/2024 (k)		44,050	48,802
0.600% due 10/31/2029 (k)		151,900	167,171
1.400% due 07/30/2028 (k)		80,000	94,438
1.450% due 04/30/2029		103,100	122,290
2.700% due 10/31/2048		8,900	12,498
2.900% due 10/31/2046		28,400	41,113
5.250% due 04/06/2029	GBP	900	1,434

			522,179

Total Spain (Cost $543,213)			542,536

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

African Development Bank
5.250% due 03/23/2022	AUD	200	133

Council of Europe Development Bank
6.000% due 10/08/2020		8,300	5,243

European Bank for Reconstruction & Development
0.500% due 09/01/2023		1,700	1,015
0.500% due 12/21/2023		500	303

European Investment Bank
0.500% due 06/21/2023		13,600	8,291
0.500% due 08/10/2023		20,700	12,621

Total Supranational (Cost $37,357)			27,606

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%

Stadshypotek AB
2.500% due 04/05/2022		$21,700	22,048

Total Sweden (Cost $21,691)			22,048

SWITZERLAND 0.7%

CORPORATE BONDS & NOTES 0.7%

Credit Suisse AG
0.750% due 09/17/2021	EUR	4,500	5,032
6.500% due 08/08/2023 (h)		$14,614	14,940

Credit Suisse Group AG
1.941% (US0003M + 1.200%) due 12/14/2023 ~		16,100	14,099
2.997% due 12/14/2023 •		800	780
3.869% due 01/12/2029 •		4,700	4,767
4.282% due 01/09/2028		900	924

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 12/18/2024 •(g)(h)		$1,600	$1,486
6.375% due 08/21/2026 •(g)(h)		1,200	1,054
7.250% due 09/12/2025 •(g)(h)		1,400	1,271
7.500% due 07/17/2023 •(g)(h)		2,200	2,029

UBS AG
5.125% due 05/15/2024 (h)		11,600	11,716
7.625% due 08/17/2022 (h)		8,347	8,602

UBS Group AG
3.000% due 04/15/2021		4,600	4,610
6.875% due 03/22/2021 •(g)(h)		2,000	1,960
7.125% due 08/10/2021 •(g)(h)		2,700	2,649

Total Switzerland (Cost $80,527)			75,919

UNITED ARAB EMIRATES 0.1%

SOVEREIGN ISSUES 0.1%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$12,900	13,186

Total United Arab Emirates (Cost $12,847)			13,186

UNITED KINGDOM 12.9%

CORPORATE BONDS & NOTES 7.9%

Annington Funding PLC
1.650% due 07/12/2024	EUR	16,122	17,900

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$40,839	41,798

Barclays PLC
3.072% (US0003M + 1.380%) due 05/16/2024 ~		5,200	4,582
3.122% (US0003M + 1.430%) due 02/15/2023 ~		19,300	18,178
3.250% due 01/12/2021		15,000	15,008
3.250% due 02/12/2027	GBP	1,100	1,297
3.250% due 01/17/2033		700	765
3.684% due 01/10/2023		$1,500	1,505
3.932% due 05/07/2025 •		3,200	3,076
4.338% due 05/16/2024 •		800	773
4.610% due 02/15/2023 •		32,800	33,402
4.836% due 05/09/2028		21,100	21,809
4.950% due 01/10/2047		3,200	3,517
4.972% due 05/16/2029 •		5,400	5,838
5.088% due 06/20/2030 •		15,200	15,777
7.125% due 06/15/2025 •(g)(h)	GBP	4,800	5,108
7.250% due 03/15/2023 •(g)(h)		900	1,006
7.750% due 09/15/2023 •(g)(h)		$9,300	8,163
7.875% due 03/15/2022 •(g)(h)		11,885	10,934
8.000% due 12/15/2020 •(g)(h)	EUR	8,350	8,793
8.000% due 06/15/2024 •(g)(h)		$5,900	5,483

BG Energy Capital PLC
4.000% due 10/15/2021		1,000	1,005

30	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Telecommunications PLC
9.625% due 12/15/2030		$7,950	$12,262

Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	5,450	6,608

FCE Bank PLC
1.660% due 02/11/2021	EUR	3,900	4,039
1.875% due 06/24/2021		2,400	2,448

Frontier Finance PLC
8.000% due 03/23/2022	GBP	25,800	33,095

HSBC Holdings PLC
1.434% (US0003M + 0.650%) due 09/11/2021 ~		$23,900	23,373
2.164% (US0003M + 1.380%) due 09/12/2026 ~		9,500	9,051
3.239% (US0003M + 2.240%) due 03/08/2021 ~		18,500	18,395
3.803% due 03/11/2025 •		1,700	1,772
3.973% due 05/22/2030 •		5,000	5,145
4.292% due 09/12/2026 •		11,000	11,522
4.583% due 06/19/2029 •		7,400	7,893
4.750% due 07/04/2029 •(g)(h)	EUR	8,800	8,401
5.875% due 09/28/2026 •(g)(h)	GBP	5,700	6,330
6.750% due 09/11/2028		3,600	5,416

Imperial Brands Finance PLC
2.950% due 07/21/2020		$2,600	2,595
3.750% due 07/21/2022		1,400	1,401

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	3,800	4,492

Lloyds Bank PLC
0.375% due 01/18/2021	EUR	600	665
2.232% (US0003M + 0.490%) due 05/07/2021 ~		$8,300	7,820
2.250% due 08/14/2022		29,800	29,725
3.300% due 05/07/2021		10,200	10,205
4.000% due 09/29/2020	EUR	500	563
4.875% due 03/30/2027	GBP	10,900	17,032

Lloyds Banking Group PLC
2.250% due 10/16/2024		100	120
3.000% due 01/11/2022		$9,447	9,428
4.050% due 08/16/2023		21,400	22,299
4.375% due 03/22/2028		1,800	1,941
4.450% due 05/08/2025		5,000	5,365
4.500% due 11/04/2024		3,600	3,676
4.582% due 12/10/2025		12,200	12,579
4.650% due 03/24/2026		31,400	32,412
5.125% due 12/27/2024 •(g)(h)	GBP	1,900	1,776
7.500% due 09/27/2025 •(g)(h)		$3,948	3,551
7.625% due 06/27/2023 •(g)(h)	GBP	2,900	3,061
7.875% due 06/27/2029 •(g)(h)		3,500	3,984

Nationwide Building Society
3.766% due 03/08/2024 •		$16,700	16,233
3.960% due 07/18/2030 •		12,000	12,157
4.000% due 09/14/2026		7,275	7,144

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Markets PLC
0.625% due 03/02/2022	EUR	5,000	$5,400

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	1,300	1,600

Reckitt Benckiser Treasury Services PLC
1.764% (US0003M + 0.560%) due 06/24/2022 ~		$7,700	7,428
2.375% due 06/24/2022		200	197

Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	800	870
2.000% due 03/04/2025 •		1,700	1,814
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$21,300	19,304
2.875% due 09/19/2026 •	GBP	1,100	1,330
3.162% (US0003M + 1.470%) due 05/15/2023 ~		$2,400	2,280
3.498% due 05/15/2023 •		4,500	4,447
3.754% due 11/01/2029 •		3,700	3,426
3.875% due 09/12/2023		1,900	1,923
4.269% due 03/22/2025 •		11,550	11,884
4.519% due 06/25/2024 •		16,700	16,840
4.800% due 04/05/2026		1,000	996
4.892% due 05/18/2029 •		300	318
5.076% due 01/27/2030 •		5,732	6,241
6.100% due 06/10/2023		8,900	9,161
7.500% due 08/10/2020 •(g)(h)		7,400	6,824
8.000% due 08/10/2025 •(g)(h)		2,700	2,537
8.625% due 08/15/2021 •(g)(h)		4,600	4,510

Santander UK Group Holdings PLC
2.875% due 10/16/2020		15,000	14,998
2.875% due 08/05/2021		200	197
3.125% due 01/08/2021		4,000	3,992
3.373% due 01/05/2024 •		5,000	5,042
3.571% due 01/10/2023		4,200	4,183
3.823% due 11/03/2028 •		6,600	6,968
4.750% due 09/15/2025		5,750	5,732
4.796% due 11/15/2024 •		900	945
7.375% due 06/24/2022 •(g)(h)	GBP	1,000	1,027

Santander UK PLC
0.884% (SONIO/N + 0.550%) due 02/12/2027 ~		36,600	43,389
4.250% due 04/12/2021	EUR	5,200	5,992
5.000% due 11/07/2023		$2,404	2,426

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~		38,000	36,929

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	9,522	14,406

Virgin Media Secured Finance PLC
4.875% due 01/15/2027		10,300	11,908

Yorkshire Building Society
0.875% due 03/20/2023	EUR	5,300	5,756
1.250% due 06/11/2021		100	112

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 03/17/2022	EUR	2,600	$2,870

			867,893

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.2%

Brunel Residential Mortgage Securitisation PLC
0.972% due 01/13/2039 •	GBP	2,570	2,990

Business Mortgage Finance PLC
2.756% due 02/15/2041 •		3,743	4,569

Durham Mortgages A PLC
1.301% due 03/31/2053 •		18,660	23,043

Durham Mortgages B PLC
1.351% due 03/31/2054 •		2,636	3,246

EuroMASTR PLC
0.687% due 06/15/2040 •		126	135

Eurosail PLC
0.000% due 12/10/2044 •	EUR	1,509	1,630
0.000% due 12/15/2044 •		7,714	7,849
0.000% due 03/13/2045 •		138	147
0.666% due 03/13/2045 •	GBP	23	28
0.694% due 06/10/2044 •		1,449	1,788
1.206% due 09/13/2045 •		1,464	1,699
1.456% due 06/13/2045 •		705	799

Finsbury Square PLC
0.000% due 03/16/2070 •		14,100	17,061

Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	15	15
0.000% due 03/18/2039 •		1,026	1,083
0.663% due 06/18/2038 •	GBP	572	681
0.673% due 06/18/2039 •		25	30
1.019% due 06/18/2039 •		$952	891

Hawksmoor Mortgages
1.761% due 05/25/2053 •	GBP	38,311	46,824

Landmark Mortgage Securities PLC
0.733% due 06/17/2038 •		18	21

Ludgate Funding PLC
0.000% due 01/01/2061 •	EUR	172	165

Mansard Mortgages PLC
1.137% due 12/15/2049 •	GBP	6,572	7,568

Newgate Funding PLC
0.000% due 12/01/2050 •	EUR	3,689	3,442
0.111% due 12/15/2050 •		7,005	6,942
0.687% due 12/15/2050 •	GBP	3,195	3,203
0.761% due 12/15/2050 •	EUR	1,454	1,391
0.931% due 12/01/2050 •	GBP	62	73
1.011% due 12/15/2050 •	EUR	2,385	2,104
1.487% due 12/15/2050 •	GBP	3,200	3,458
1.737% due 12/15/2050 •		1,804	1,955

Paragon Mortgages PLC
0.000% due 06/15/2041 •	EUR	283	289

Residential Mortgage Securities PLC
1.737% due 09/20/2065 •	GBP	12,227	15,117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Resloc UK PLC
0.647% due 12/15/2043 •	GBP	602	$680
0.707% due 12/15/2043 •		1,036	1,074

Ripon Mortgages PLC
1.551% due 08/20/2056 •		33,863	41,280

RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	110	110
0.610% due 06/12/2044 •	GBP	1,903	2,198
0.630% due 06/12/2044 •		5,167	5,523
0.934% due 06/12/2044 •		$265	230

Silverstone Master Issuer PLC
1.461% due 01/21/2070 •	GBP	16,268	19,912
2.389% due 01/21/2070 •		$4,472	4,403

Towd Point Mortgage Funding
1.611% due 07/20/2045 •	GBP	49,053	59,668
1.911% due 02/20/2054 •		4,928	5,949

Towd Point Mortgage Funding PLC
1.551% (BP0003M + 0.800%) due 02/20/2045 ~		8,983	10,869
1.724% due 10/20/2051 •		27,140	32,747

Trinity Square PLC
1.875% due 07/15/2051 •		4,753	5,804

Uropa Securities PLC
0.734% due 06/10/2059 •		3,284	3,885
0.884% due 06/10/2059 •		801	923
1.084% due 06/10/2059 •		626	698
1.284% due 06/10/2059 •		667	698

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)		1	1,964
1.322% due 12/21/2049 •		52,705	64,729
1.522% due 09/21/2049 •		10,968	13,576
2.022% due 12/21/2049 •		6,230	7,643
2.037% due 09/21/2049 •		4,588	5,657
2.522% due 12/21/2049 •		3,115	3,825
3.022% due 12/21/2049 •		1,780	2,185
3.522% due 12/21/2049 •		1,780	2,151

			458,617

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		19,280	3,137

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.8%

United Kingdom Gilt
4.250% due 12/07/2040 (k)		$40,600	83,617

Total United Kingdom (Cost $1,469,370)			1,413,264

32	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 67.4%

ASSET-BACKED SECURITIES 5.0%

Accredited Mortgage Loan Trust
4.330% due 06/25/2033 þ	$109	$105

ACE Securities Corp. Home Equity Loan Trust
1.337% due 02/25/2036 •	15,331	8,620

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.887% due 06/25/2029 •	197	161

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.767% due 02/25/2034 •	335	295

Asset-Backed Funding Certificates Trust
1.077% due 01/25/2037 •	5,544	3,787

Asset-Backed Securities Corp. Home Equity Loan Trust
2.042% due 02/25/2035 •	8,837	8,365
2.055% due 04/15/2033 •	899	829

Bear Stearns Asset-Backed Securities Trust
1.167% due 03/25/2037 •	10,000	8,537
1.607% due 10/25/2032 •	10	9
1.747% due 10/27/2032 •	38	35
1.947% due 10/25/2037 •	27	26

Citigroup Mortgage Loan Trust
1.007% due 07/25/2045 •	289	218
1.097% due 12/25/2036 •	6,857	3,154
1.107% due 12/25/2036 •	3,324	2,021
1.117% due 05/25/2037 •	1,727	1,713
1.127% due 01/25/2037 •	6,337	4,756
1.207% due 03/25/2036 •	7,602	6,555
1.247% due 08/25/2036 •	16,899	14,484
4.493% due 10/25/2037 þ	1,625	1,631

Citigroup Mortgage Loan Trust, Inc.
1.207% due 03/25/2037 •	2,676	2,193
1.207% due 06/25/2037 •	3,726	3,308

Countrywide Asset-Backed Certificates
1.077% due 12/25/2036 ^•	1,403	1,080
1.087% due 05/25/2035 •	4,336	3,884
1.087% due 06/25/2035 •	6,945	5,511
1.087% due 08/25/2037 ^•	5,425	4,261
1.107% due 05/25/2036 •	3,121	2,870
1.117% due 06/25/2047 •	775	768
1.147% due 06/25/2047 ^•	7,391	5,815
1.187% due 03/25/2036 •	1,491	1,258
1.237% due 07/25/2036 •	9,554	9,342
1.287% due 12/25/2036 ^•	317	189
1.597% due 01/25/2036 •	4,900	4,256
4.725% due 08/25/2035 ^~	1,121	1,022

Countrywide Asset-Backed Certificates Trust
1.952% due 10/25/2035 •	12,200	11,218
2.522% due 12/25/2034 •	10,071	8,759
4.740% due 10/25/2035 ~	17	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
1.567% due 01/25/2032 •	$36	$32

Credit-Based Asset Servicing & Securitization Trust
1.007% due 11/25/2036 •	4	2

First Franklin Mortgage Loan Trust
1.847% due 03/25/2034 •	1,024	965

Fremont Home Loan Trust
1.097% due 10/25/2036 •	7,871	3,298
1.217% due 02/25/2036 •	7,522	5,394

GSAA Home Equity Trust
1.127% due 03/25/2036 •	7,966	3,654
5.995% due 03/25/2046 ^~	1,173	641

GSAMP Trust
1.077% due 12/25/2046 •	10,356	5,634

Home Equity Asset Trust
1.547% due 11/25/2032 •	2	1

Home Equity Mortgage Loan Asset-Backed Trust
1.117% due 04/25/2037 •	5,104	3,539
1.187% due 04/25/2037 •	9,755	6,723

HSI Asset Securitization Corp. Trust
1.207% due 04/25/2037 •	8,324	4,435
1.357% due 01/25/2036 •	4,500	3,744

JPMorgan Mortgage Acquisition Trust
1.057% due 08/25/2036 •	61	43
1.082% due 07/25/2036 •	4,011	2,932

Long Beach Mortgage Loan Trust
1.467% due 08/25/2045 •	2,333	2,039
1.507% due 10/25/2034 •	12	10

MASTR Asset-Backed Securities Trust
1.047% due 08/25/2036 •	7,760	3,089
1.097% due 03/25/2036 •	907	635
1.097% due 10/25/2036 •	13,408	5,116
1.167% due 10/25/2036 •	3,990	1,558
1.682% due 10/25/2035 •	10,803	8,614

Merrill Lynch Mortgage Investors Trust
1.027% due 09/25/2037 •	38	21
1.067% due 02/25/2037 •	52	18
1.667% due 05/25/2036 •	594	558

MESA Trust
1.747% due 12/25/2031 •	74	72

Morgan Stanley ABS Capital, Inc. Trust
1.077% due 10/25/2036 •	977	786
1.087% due 05/25/2037 •	4,115	3,027
1.097% due 11/25/2036 •	12,013	6,920
1.147% due 05/25/2037 •	40,474	23,330
1.187% due 06/25/2036 •	5,094	3,125

Morgan Stanley Home Equity Loan Trust
1.117% due 04/25/2037 •	12,866	6,943
1.177% due 04/25/2037 •	9,472	5,153
1.297% due 04/25/2037 •	1,363	754

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ	1,593	587

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Structured Trust
1.247% due 06/25/2037 •		$8,800	$6,526

New Century Home Equity Loan Trust
2.072% due 10/25/2033 •		8,813	8,288

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.237% due 03/25/2036 •		5,923	5,481

NovaStar Mortgage Funding Trust
1.077% due 03/25/2037 •		21,163	13,924

Option One Mortgage Loan Trust
1.087% due 02/25/2037 •		16,049	8,815
1.167% due 05/25/2037 •		2,655	1,678
1.727% due 02/25/2035 •		7,086	6,550

RAAC Trust
1.447% due 02/25/2037 •		7,287	6,302

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		14,481	6,389
5.675% due 06/25/2037 ^þ		16,477	4,680
5.731% due 11/25/2036 þ		26,938	13,196

Residential Asset Mortgage Products Trust
1.247% due 03/25/2036 •		2,573	2,389
1.387% due 12/25/2035 •		2,773	2,240
2.187% due 06/25/2032 •		41	35

Residential Asset Securities Corp. Trust
1.787% due 09/25/2034 •		814	758

Saxon Asset Securities Trust
2.697% due 12/25/2037 •		5,581	4,560

Securitized Asset-Backed Receivables LLC Trust
1.077% due 05/25/2037 ^•		287	218
1.117% due 08/25/2036 ^•		683	265

SLM Student Loan Trust
1.291% due 03/15/2038 •	GBP	3,056	3,558

Soundview Home Loan Trust
1.007% due 11/25/2036 •		$39	14
1.197% due 11/25/2036 •		10,717	8,704
1.217% due 12/25/2036 •		8,457	7,155

Structured Asset Securities Corp. Mortgage Loan Trust
1.107% due 03/25/2036 •		2,172	1,915
1.167% due 12/25/2036 •		19,167	13,740
1.177% due 05/25/2047 •		3,808	3,415

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		16,726	16,504
2.900% due 10/25/2059 ~		115,667	113,307

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		24,400	24,921

WaMu Asset-Backed Certificates WaMu Trust
1.237% due 05/25/2037 •		6,153	5,218

Wells Fargo Home Equity Asset-Backed Securities Trust
1.177% due 01/25/2037 •		21,575	16,336

			551,526

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 8.5%

Air Lease Corp.
3.375% due 06/01/2021		$2,400	$2,160
3.875% due 04/01/2021		1,700	1,556

Ally Financial, Inc.
4.250% due 04/15/2021		200	196

Altria Group, Inc.
4.750% due 05/05/2021		1,300	1,316

Ambac Assurance Corp.
5.100% due 06/07/2020		1	1

American Express Co.
2.315% (US0003M + 0.620%) due 05/20/2022 ~		12,700	12,184
2.750% due 05/20/2022		9,700	9,911

American Honda Finance Corp.
2.091% (US0003M + 0.350%) due 11/05/2021 ~		1,500	1,433
3.800% due 09/20/2021		3,000	3,044

American Tower Corp.
1.950% due 05/22/2026	EUR	3,800	4,276
3.000% due 06/15/2023		$900	902

Arrow Electronics, Inc.
3.250% due 09/08/2024		2,400	2,273

AT&T, Inc.
1.800% due 09/05/2026	EUR	18,600	20,744
1.964% (US0003M + 1.180%) due 06/12/2024 ~		$14,900	13,847
2.330% (US0003M + 0.750%) due 06/01/2021 ~		24,500	23,793
2.781% (US0003M + 0.950%) due 07/15/2021 ~		23,900	23,492

Aviation Capital Group LLC
2.530% (US0003M + 0.950%) due 06/01/2021 ~		14,500	13,846
6.750% due 04/06/2021		1,300	1,289
7.125% due 10/15/2020		1,100	1,088

Bayer U.S. Finance LLC
1.751% (US0003M + 1.010%) due 12/15/2023 ~		8,300	7,689
1.846% (US0003M + 0.630%) due 06/25/2021 ~		5,300	5,131
2.750% due 07/15/2021		400	396
3.875% due 12/15/2023		2,700	2,768
4.250% due 12/15/2025		10,300	10,724
4.375% due 12/15/2028		8,700	9,318

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		2,400	2,554

BMW U.S. Capital LLC
2.000% due 04/11/2021		2,500	2,451

Boeing Co.
2.300% due 08/01/2021		9,800	9,480

34	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boston Scientific Corp.
3.450% due 03/01/2024		$3,800	$3,907
3.750% due 03/01/2026		2,400	2,523

Brandywine Operating Partnership LP
3.950% due 11/15/2027		1,000	940

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~		11,400	11,212

Broadcom Corp.
3.000% due 01/15/2022		4,700	4,660

Broadcom, Inc.
3.125% due 04/15/2021		3,400	3,359
3.125% due 10/15/2022		3,500	3,470

Campbell Soup Co.
3.300% due 03/15/2021		6,200	6,187
3.650% due 03/15/2023		1,972	2,011

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		3,100	3,151

Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~		4,100	3,985
3.579% due 07/23/2020		95	95
3.750% due 02/15/2028		19,100	19,250
4.464% due 07/23/2022		12,050	12,462
5.125% due 07/01/2049		5,000	5,343

CIMIC Group Ltd.
0.000% due 05/12/2020 (d)(i)		13,000	12,956
0.000% due 05/22/2020 (d)(i)		18,000	17,923

Citibank N.A.
2.295% (US0003M + 0.600%) due 05/20/2022 ~		25,100	24,261
2.844% due 05/20/2022 •		12,400	12,425

CNH Industrial Capital LLC
4.375% due 11/06/2020		500	496

Comcast Corp.
0.250% due 05/20/2027	EUR	10,300	10,639

Conagra Brands, Inc.
2.378% (US0003M + 0.500%) due 10/09/2020 ~		$300	296

Continental Resources, Inc.
4.375% due 01/15/2028		4,200	1,959

Crown Castle International Corp.
4.875% due 04/15/2022		600	630

CVS Health Corp.
2.750% due 12/01/2022		1,000	1,008
3.350% due 03/09/2021		1,009	1,016
3.625% due 04/01/2027		1,900	1,950
3.700% due 03/09/2023		6,100	6,358

CyrusOne LP
1.450% due 01/22/2027	EUR	4,300	4,163

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
2.592% (US0003M + 0.900%) due 02/15/2022 ~		$18,000	$16,688
2.850% due 01/06/2022		800	779
2.875% due 03/10/2021		500	495

Dell International LLC
4.420% due 06/15/2021		6,000	6,066

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024		4,242	4,486

Duke Energy Corp.
1.418% (US0003M + 0.650%) due 03/11/2022 ~		17,600	17,160
2.204% (US0003M + 0.500%) due 05/14/2021 ~		9,600	9,501

El Paso Natural Gas Co. LLC
8.625% due 01/15/2022		1,800	1,868

EMC Corp.
2.650% due 06/01/2020		690	689

Enable Midstream Partners LP
3.900% due 05/15/2024		900	500

Energy Transfer Operating LP
4.650% due 06/01/2021		4,700	4,580

Equitable Holdings, Inc.
3.900% due 04/20/2023		1,000	998
4.350% due 04/20/2028		4,100	3,998

Fidelity National Information Services, Inc.
0.125% due 05/21/2021	EUR	8,200	8,950
0.400% due 01/15/2021		4,100	4,513
1.700% due 06/30/2022	GBP	3,700	4,538

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	200	194
0.000% due 12/07/2022 •		1,500	1,292
0.017% due 05/14/2021 •		2,300	2,386
2.193% (US0003M + 0.430%) due 11/02/2020 ~		$400	374
2.710% (US0003M + 0.810%) due 04/05/2021 ~		5,300	4,903
2.728% (US0003M + 0.880%) due 10/12/2021 ~		2,600	2,391
3.200% due 01/15/2021		1,000	971
3.336% due 03/18/2021		5,000	4,800
3.470% due 04/05/2021		400	386
5.750% due 02/01/2021		3,300	3,217

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~		2,600	2,549
4.850% due 06/01/2021		1,100	1,130

General Electric Co.
0.375% due 05/17/2022	EUR	800	846
5.550% due 05/04/2020		$400	401

General Mills, Inc.
2.383% (US0003M + 0.540%) due 04/16/2021 ~		2,700	2,629
4.000% due 04/17/2025		500	540

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
2.277% (US0003M + 0.540%) due 11/06/2020 ~		$800	$761
2.728% (US0003M + 0.850%) due 04/09/2021 ~		100	90

Georgia-Pacific LLC
5.400% due 11/01/2020		700	707

Goldman Sachs Group, Inc.
2.000% due 07/27/2023	EUR	8,200	9,066
4.223% due 05/01/2029 •		$6,600	7,062
5.750% due 01/24/2022		10,600	11,256

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		9,400	8,874

Harley-Davidson Financial Services, Inc.
2.520% (US0003M + 0.940%) due 03/02/2021 ~		7,900	7,894

Hewlett Packard Enterprise Co.
2.620% (US0003M + 0.720%) due 10/05/2021 ~		3,900	3,673
3.500% due 10/05/2021		2,600	2,615

International Flavors & Fragrances, Inc.
3.400% due 09/25/2020		3,800	3,817

International Lease Finance Corp.
8.250% due 12/15/2020		500	497

Jackson National Life Global Funding
2.375% due 09/15/2022		17,000	16,969

JPMorgan Chase & Co.
2.776% due 04/25/2023 •		11,100	11,251

Kilroy Realty LP
3.450% due 12/15/2024		1,800	1,770

Kinder Morgan, Inc.
5.000% due 02/15/2021		1,600	1,592

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~		11,800	11,163

LG&E & KU Energy LLC
3.750% due 11/15/2020		1,300	1,291

Lifestorage LP
3.500% due 07/01/2026		4,400	4,204

McDonald’s Corp.
2.225% (US0003M + 0.430%) due 10/28/2021 ~		2,600	2,559

Morgan Stanley
0.924% (SOFRRATE + 0.830%) due 06/10/2022 ~		31,000	29,598
2.281% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	35,400	23,890

MPLX LP
3.500% due 12/01/2022		$600	575

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	11,100	13,495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Corp.
5.000% due 10/26/2020	$200	$198
5.875% due 03/25/2021	300	295

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020	400	398
2.550% due 03/08/2021	2,200	2,119
3.150% due 03/15/2021	400	394
3.650% due 09/21/2021	1,200	1,176
3.875% due 09/21/2023	1,900	1,898

ONEOK, Inc.
4.550% due 07/15/2028	2,400	2,023

PECO Energy Co.
1.700% due 09/15/2021	1,100	1,089

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	700	703
3.375% due 02/01/2022	1,100	1,113
3.450% due 07/01/2024	5,000	5,010

Plains All American Pipeline LP
5.000% due 02/01/2021	700	683

RELX Capital, Inc.
3.500% due 03/16/2023	600	625

Ryder System, Inc.
2.875% due 06/01/2022	10,000	10,037

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	2,200	2,165
6.250% due 03/15/2022	1,400	1,359

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	6,400	6,308
2.331% (US0003M + 0.500%) due 01/15/2021 ~	2,000	1,895

SL Green Operating Partnership LP
3.250% due 10/15/2022	2,200	2,192

Southern California Edison Co.
3.500% due 10/01/2023	12,200	12,611

Southern Co.
2.350% due 07/01/2021	10,900	10,936

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~	2,100	2,067

Spectra Energy Partners LP
2.014% (US0003M + 0.700%) due 06/05/2020 ~	900	890

Spirit AeroSystems, Inc.
1.541% (US0003M + 0.800%) due 06/15/2021 ~	1,100	1,047
3.950% due 06/15/2023	3,100	2,692

Springleaf Finance Corp.
8.250% due 12/15/2020	3,200	3,222

Sprint Corp.
7.250% due 09/15/2021	100	104

36	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		$4,300	$4,424

Verizon Communications, Inc.
4.329% due 09/21/2028		19,035	21,983

VMware, Inc.
2.300% due 08/21/2020		500	495

Volkswagen Group of America Finance LLC
2.477% (US0003M + 0.770%) due 11/13/2020 ~		20,400	20,145
2.653% (US0003M + 0.940%) due 11/12/2021 ~		17,900	17,522
3.875% due 11/13/2020		5,000	4,984
4.000% due 11/12/2021		15,500	15,342

Wabtec Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~		5,800	5,631

Waste Management, Inc.
4.750% due 06/30/2020		1,400	1,409

Wells Fargo & Co.
2.500% due 03/04/2021		9,000	9,009

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •		7,900	7,869
2.258% (US0003M + 0.620%) due 05/27/2022 ~		39,550	38,998
2.897% due 05/27/2022 •		17,950	18,052

Weyerhaeuser Co.
4.000% due 04/15/2030		9,400	9,457

WP Carey, Inc.
2.000% due 01/20/2023	EUR	4,000	4,417

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		$400	400
3.150% due 04/01/2022		18,556	18,568

			929,938

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~		7,697	7,154

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		13,288	12,845

Hilton Worldwide Finance LLC
2.697% (LIBOR03M + 1.750%) due 06/22/2026 ~		286	268

			20,267

MUNICIPAL BONDS & NOTES 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041		100	146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, Series 2017
2.295% (US0001M + 0.780%) due 04/01/2047 ~	$12,500	$12,600

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	325	333

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,580	1,817

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	635	635

		15,531

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.3%

Adjustable Rate Mortgage Trust
4.402% due 09/25/2035 ^~	118	102

American Home Mortgage Assets Trust
1.137% due 05/25/2046 ^•	251	191

Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	3,069	2,885

Banc of America Funding Trust
3.927% due 03/20/2036 ~	153	128
3.975% due 10/20/2046 ^~	46	34
4.184% due 01/20/2047 ^~	114	100
4.262% due 11/20/2034 ~	293	262
4.365% due 02/20/2036 ~	968	837
5.500% due 01/25/2036	155	128
6.000% due 03/25/2037 ^	248	209

Banc of America Mortgage Trust
4.096% due 09/25/2035 ^~	26	21
4.299% due 04/25/2035 ~	130	105
4.636% due 06/25/2035 ~	164	132

BCAP LLC Trust
2.793% due 01/26/2047 •	379	322
3.777% due 02/26/2036 ~	38	38
5.250% due 02/26/2036 ~	641	438
5.250% due 04/26/2037	1,333	995

Bear Stearns Adjustable Rate Mortgage Trust
3.120% due 05/25/2034 ~	106	82
3.995% due 02/25/2034 ~	11	11
4.149% due 10/25/2033 ~	56	52
4.252% due 01/25/2035 ~	258	222
4.343% due 07/25/2034 ~	50	49
4.364% due 11/25/2034 ~	3	2
4.459% due 05/25/2034 ~	142	122

Bear Stearns ALT-A Trust
3.596% due 01/25/2036 ^~	184	175
3.716% due 08/25/2036 ^~	777	656
3.839% due 08/25/2036 ^~	178	154
3.858% due 11/25/2035 ^~	67	56
3.884% due 08/25/2036 ^~	1,278	779
3.958% due 09/25/2035 ^~	2,544	1,894

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.965% due 11/25/2036 ^~	$345	$275

Bear Stearns Structured Products, Inc. Trust
2.207% due 12/26/2046 ^~	43	35

Chase Mortgage Finance Trust
3.896% due 07/25/2037 ~	725	589
4.363% due 02/25/2037 ~	253	234

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.177% due 05/25/2036 •	758	621

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	68	62

Citigroup Mortgage Loan Trust
2.983% due 03/25/2037 ^~	465	366
4.111% due 07/25/2046 ^~	675	557
4.128% due 09/25/2037 ^~	678	598
4.440% due 08/25/2035 ~	23	20
4.810% due 05/25/2035 •	47	44

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.664% due 09/25/2035 ^~	1,707	1,371

Commercial Mortgage Trust
0.617% due 03/10/2046 ~(a)	13,000	218
1.373% due 01/10/2046 ~(a)	4,445	130
1.690% due 07/10/2046 ~(a)	1,904	1

Countrywide Alternative Loan Trust
0.000% due 11/25/2035 •	447	374
0.963% due 09/20/2046 •	3,580	2,963
0.983% due 03/20/2046 •	70	54
0.983% due 05/20/2046 ^•	584	404
0.983% due 07/20/2046 ^•	492	336
1.087% due 04/25/2047 •	894	736
1.117% due 01/25/2037 ^•	79	77
1.137% due 09/25/2046 ^•	588	496
1.157% due 07/25/2046 ^•	43	34
1.227% due 02/25/2037 •	263	210
1.297% due 05/25/2037 ^•	435	152
1.347% due 09/25/2035 ^•	196	131
1.397% due 09/25/2035 ^•	1,339	838
3.216% due 11/25/2047 ^•	2,614	2,058
3.346% due 11/25/2047 ^•	6,075	4,812
3.366% due 08/25/2035 •	273	238
3.832% due 02/25/2037 ^~	116	100
5.000% due 11/25/2035	5,043	3,667
5.250% due 06/25/2035 ^	127	112
6.250% due 08/25/2037 ^	401	298
6.500% due 08/25/2032	13	13

Countrywide Home Loan Mortgage Pass-Through Trust
1.487% due 03/25/2035 •	469	415
1.527% due 04/25/2035 •	13	11
1.587% due 03/25/2035 •	424	333
1.607% due 02/25/2035 •	9	8
3.414% due 03/25/2037 ^~	214	173
3.419% due 02/25/2047 ^~	205	169
3.587% due 04/20/2036 ~	6,336	5,296
3.750% due 09/20/2036 ^~	131	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.785% due 08/25/2034 ^~	$23	$21
3.826% due 11/25/2034 ~	476	431
3.902% due 05/20/2036 ~	327	279
3.939% due 02/20/2036 ^•	455	397
4.107% due 08/25/2034 ^~	56	55
6.000% due 08/25/2037	1,490	1,110

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~	10	9

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	2,161	1,756

DBUBS Mortgage Trust
0.302% due 11/10/2046 ~(a)	16,942	30
0.687% due 11/10/2046 ~(a)	7,595	11

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.087% due 07/25/2047 •	467	368
1.137% due 08/25/2047 •	9,327	6,746
1.697% due 10/25/2047 •	2,971	2,404

Downey Savings & Loan Association Mortgage Loan Trust
1.070% due 07/19/2045 ^•	11	1

First Horizon Mortgage Pass-Through Trust
4.622% due 08/25/2035 ~	88	68
4.760% due 10/25/2035 ~	75	72

GreenPoint Mortgage Funding Trust
1.127% due 01/25/2037 •	453	359
1.157% due 04/25/2036 •	446	393
1.487% due 11/25/2045 •	103	76

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.286% due 10/25/2033 ~	12	11

GS Mortgage Securities Corp.
1.499% due 02/10/2046 ~(a)	10,806	374

GS Mortgage Securities Trust
1.942% due 11/10/2045 ~(a)	18,099	745

GSR Mortgage Loan Trust
2.930% due 03/25/2033 •	73	64
3.914% due 04/25/2035 ~	21	18
3.974% due 05/25/2035 ~	115	100
4.098% due 09/25/2035 ~	186	176
4.124% due 11/25/2035 ~	266	237
4.310% due 01/25/2035 ~	206	180

HarborView Mortgage Loan Trust
0.930% due 07/19/2046 ^•	1,035	589
0.940% due 09/19/2037 •	777	636
1.230% due 03/19/2036 ^•	104	84
4.293% due 07/19/2035 ^~	99	85

HomeBanc Mortgage Trust
3.371% due 04/25/2037 ^~	79	74
3.959% due 04/25/2037 ^~	912	764

Impac CMB Trust
1.667% due 10/25/2034 •	701	632
1.727% due 10/25/2034 •	236	220
1.947% due 07/25/2033 •	18	17

38	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
1.127% due 07/25/2047 •	$2,447	$1,799
1.137% due 09/25/2046 •	2,727	2,157
1.187% due 06/25/2037 •	521	434
1.197% due 02/25/2037 •	817	547
1.247% due 11/25/2035 ^•	184	120
1.247% due 06/25/2037 ^•	373	189
3.330% due 03/25/2036 ~	5,519	4,640
3.558% due 09/25/2035 ^~	5,978	4,545
3.854% due 12/25/2034 ~	53	47
3.879% due 08/25/2036 ~	497	406
4.226% due 11/25/2035 ^~	123	119

JPMBB Commercial Mortgage Securities Trust
0.750% due 04/15/2047 ~(a)	29,822	578

JPMorgan Alternative Loan Trust
1.187% due 10/25/2036 •	13,671	11,923
3.907% due 12/25/2035 ^~	5,915	4,550
5.500% due 11/25/2036 ^~	6	4

JPMorgan Chase Commercial Mortgage Securities Trust
0.975% due 12/15/2047 ~(a)	50,213	1,137
4.070% due 11/15/2043	165	162

JPMorgan Mortgage Trust
3.659% due 11/25/2033 ~	46	44
3.740% due 02/25/2036 ^~	319	254
3.979% due 09/25/2035 ~	87	80
4.006% due 10/25/2035 ~	13	11
4.285% due 07/25/2035 ~	94	84

Luminent Mortgage Trust
1.117% due 12/25/2036 •	1,669	1,505

MASTR Adjustable Rate Mortgages Trust
1.157% due 04/25/2046 •	1,468	1,208
1.547% due 05/25/2047 ^•	1,001	1,428

MASTR Alternative Loan Trust
1.347% due 03/25/2036 ^•	375	28
6.000% due 03/25/2036 ^	1,359	1,244

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.185% due 06/15/2030 •	21	19
2.612% due 10/20/2029 •	10	9

Merrill Lynch Mortgage Investors Trust
1.157% due 02/25/2036 •	429	406
1.197% due 11/25/2035 •	615	502
3.747% due 02/25/2033 ~	60	53
4.304% due 06/25/2035 ~	173	161

Morgan Stanley Bank of America Merrill Lynch Trust
1.051% due 05/15/2046 ~(a)	47,559	1,236
1.340% due 02/15/2046 ~(a)	43,150	1,332
1.427% due 08/15/2045 ~(a)	29,663	757

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	31,546	31,820

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	34,457	34,528

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.707% due 08/25/2034 •	$8	$8

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
1.227% due 12/25/2035 •	1,095	941

Residential Accredit Loans, Inc. Trust
1.097% due 02/25/2047 •	1,562	713
1.127% due 07/25/2036 ^•	15,365	8,381
1.147% due 12/25/2046 ^•	543	426
1.157% due 04/25/2046 •	46	17
1.217% due 05/25/2046 ^•	272	210
2.910% due 10/25/2037 ~	5,186	4,162
6.250% due 02/25/2037	11,653	9,929

Residential Asset Securitization Trust
1.347% due 01/25/2046 ^•	110	31
5.750% due 02/25/2036	5,550	5,035
6.250% due 10/25/2036 ^	189	177
6.500% due 08/25/2036 ^	590	262

Residential Funding Mortgage Securities, Inc. Trust
4.226% due 09/25/2035 ^~	206	147
6.500% due 03/25/2032	23	24

Sequoia Mortgage Trust
3.739% due 09/20/2046 ^~	2,186	1,591
4.587% due 04/20/2035 ~	56	55

Structured Adjustable Rate Mortgage Loan Trust
3.712% due 09/25/2036 ^~	668	486
3.872% due 02/25/2034 ~	81	73
3.982% due 08/25/2035 ~	355	307
4.059% due 02/25/2036 ^~	356	312
4.087% due 09/25/2034 ~	9	8
4.111% due 04/25/2034 ~	88	79
4.286% due 05/25/2036 ^~	233	209

Structured Asset Mortgage Investments Trust
1.137% due 06/25/2036 •	72	68
1.157% due 05/25/2036 •	438	364
1.167% due 05/25/2036 •	2,816	2,461
1.167% due 09/25/2047 •	3,118	2,628
1.207% due 05/25/2046 ^•	15	8
1.247% due 08/25/2036 ^•	1,340	972
1.257% due 12/25/2035 ^•	6	5
1.330% due 07/19/2034 •	6	5
3.466% due 08/25/2047 ^•	1,244	1,038

Structured Asset Securities Corp.
1.227% due 01/25/2036 •	1,109	928

Structured Asset Securities Corp. Mortgage Loan Trust
1.237% due 10/25/2036 •	8,294	6,530

Thornburg Mortgage Securities Trust
2.137% due 06/25/2037 •	2,359	1,852
2.187% due 06/25/2037 •	7,304	5,945
2.187% due 06/25/2047 ^•	1,424	1,150
2.187% due 06/25/2047 •	21	18
2.197% due 06/25/2037 ^•	499	477
2.237% due 03/25/2037 ^•	625	508

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.521% due 10/25/2043 ~	$37	$33
4.012% due 09/25/2037 ~	11	11

UBS-Barclays Commercial Mortgage Trust
1.620% due 12/10/2045 ~(a)	50,884	1,630

UBS-Citigroup Commercial Mortgage Trust
2.154% due 01/10/2045 ~(a)	11,926	268

WaMu Mortgage Pass-Through Certificates Trust
1.227% due 11/25/2045 •	2,960	2,653
1.257% due 01/25/2045 •	220	198
1.687% due 11/25/2034 •	505	454
2.234% due 02/27/2034 •	161	145
2.484% due 10/25/2046 •	964	778
2.863% due 12/25/2046 •	120	100
2.946% due 06/25/2046 •	646	560
2.966% due 02/25/2046 •	1,614	1,409
3.478% due 02/25/2037 ^~	4,840	3,889
3.752% due 12/25/2035 ~	256	224
3.812% due 09/25/2036 ~	2,038	1,698
3.843% due 08/25/2046 ^~	1,172	960
3.863% due 10/25/2035 ~	250	220
3.950% due 04/25/2035 ~	233	211
4.645% due 06/25/2033 ~	31	28

Washington Mutual Mortgage Pass-Through Certificates Trust
1.137% due 07/25/2046 •	3,777	2,623
1.197% due 07/25/2046 ^•	1	1
2.736% due 04/25/2047 •	8,461	6,063
2.806% due 05/25/2047 ^•	33	3
2.906% due 07/25/2046 ^•	408	254

Wells Fargo-RBS Commercial Mortgage Trust
0.355% due 03/15/2048 ~(a)	40,000	375
1.185% due 03/15/2045 ~(a)	46,598	1,293
1.215% due 03/15/2048 ~(a)	70,406	1,941

		257,138

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	14,700,000	14,610

Bank of America Corp.
5.875% due 03/15/2028 •(g)	12,150,000	12,322

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(g)	1,100,000	980

		27,912

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 43.8%

Fannie Mae
1.067% due 03/25/2034 •	$21	21
1.347% due 06/25/2036 •	443	439

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.447% due 10/25/2040 •	$198	$197
2.036% due 01/25/2022 ~(a)	8,336	133
3.253% due 06/01/2043 •	32	32
3.500% due 11/01/2021 - 01/01/2059	43,444	46,853
3.516% due 12/01/2034 •	77	77
3.700% due 01/01/2023 •	14	14
4.291% due 08/01/2023 •	10	10
4.295% due 06/01/2021	1,883	1,940
4.344% due 08/01/2036 •	42	42
4.349% due 11/01/2034 •	542	553
4.381% due 12/01/2030 •	7	7
4.625% due 06/01/2035 •	85	85
4.835% due 04/01/2032 •	6	6
6.000% due 04/25/2043 - 07/25/2044	722	839

Fannie Mae, TBA
3.000% due 06/01/2040	100,000	104,504

Freddie Mac
0.817% due 09/25/2022 ~(a)	22,082	384
0.974% due 11/25/2022 ~(a)	31,014	645
1.185% due 10/15/2040 •	1,893	1,874
1.305% due 12/15/2037 •	220	220
1.456% due 06/25/2020 ~(a)	17,156	0
1.478% due 10/25/2021 ~(a)	24,833	467
2.005% due 01/15/2038 •	6,051	6,016
2.441% due 01/15/2038 ~(a)	6,051	387
3.166% due 10/25/2044 •	1,285	1,266
3.189% due 02/25/2045 •	94	92
3.500% due 07/01/2048	6,069	6,435
4.021% due 09/01/2035 •	34	34
4.610% due 06/01/2022 •	15	15
6.000% due 12/01/2033	448	507
6.500% due 11/15/2023	6	6

Ginnie Mae
3.125% (H15T1Y + 1.500%) due 11/20/2021 - 12/20/2025 ~	25	25
3.125% due 11/20/2030 •	4	4
3.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	67	66
3.250% due 08/20/2027 •	12	13
3.875% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~	32	32
3.875% due 04/20/2027 - 05/20/2030 •	132	136
6.000% due 08/20/2034	5,268	6,096

NCUA Guaranteed Notes
1.486% due 11/05/2020 •	15,830	15,834
1.576% due 12/08/2020 •	9,671	9,670

Small Business Administration
5.110% due 04/01/2025	13	13

Uniform Mortgage-Backed Security
2.500% due 04/01/2045	675	704
3.000% due 10/01/2049	31,318	33,170

40	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 01/01/2021 - 05/01/2049	$228,541	$242,499
4.000% due 10/01/2045 - 07/01/2049	86,418	92,324

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2050 - 06/01/2050	437,600	452,171
3.000% due 04/01/2050 - 05/01/2050	336,100	352,062
3.500% due 05/01/2035 - 05/01/2050	1,165,200	1,232,560
4.000% due 04/01/2050 - 05/01/2050	1,929,265	2,059,771
4.500% due 04/01/2050 - 05/01/2050	121,200	130,435

		4,801,685

U.S. TREASURY OBLIGATIONS 7.2%

U.S. Treasury Bonds
5.250% due 02/15/2029 (m)	900	1,257

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (m)	7,294	7,189
0.125% due 04/15/2022 (k)(m)(o)	46,031	45,380
0.250% due 01/15/2025 (k)(m)	48,516	48,962
0.500% due 01/15/2028 (k)(m)(o)	137,405	143,302
0.625% due 04/15/2023 (m)	4,569	4,604
0.625% due 01/15/2026 (m)(o)	4,614	4,768
0.750% due 02/15/2045 (m)	1,041	1,191
1.000% due 02/15/2048 (k)	35,250	43,460
2.000% due 01/15/2026 (m)(o)	14,945	16,633
2.375% due 01/15/2025 (m)	1,368	1,518
2.375% due 01/15/2027 (m)	5,372	6,231
2.500% due 01/15/2029 (k)(m)(o)	30,215	37,111
3.875% due 04/15/2029 (k)(m)	11,768	15,880

U.S. Treasury Notes
1.625% due 08/15/2029 (k)	73,300	79,608
1.750% due 11/15/2029 (k)	73,100	80,370
2.000% due 08/15/2025 (k)(m)(o)	17,000	18,402
2.000% due 11/15/2026 (m)(o)	9,600	10,512
2.250% due 11/15/2025 (k)(m)(o)	5,600	6,152
2.625% due 06/15/2021 (m)(o)	5,500	5,667
2.875% due 04/30/2025 (k)(m)(o)	179,700	202,001

U.S. Treasury STRIPS
0.000% due 11/15/2023 (a)(d)(m)	11,000	10,856

		791,054

Total United States (Cost $7,272,942)		7,395,051

SHORT-TERM INSTRUMENTS 4.1%

REPURCHASE AGREEMENTS (j) 0.1%
		6,710

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	26,259	$243
53.823% due 05/13/2020 (d)(e)		25,030	185

			428

JAPAN TREASURY BILLS 2.8%
(0.198)% due 06/29/2020 (c)(d)	JPY	32,783,300	305,060

U.S. TREASURY BILLS 1.2%
0.204% due 04/07/2020 - 06/25/2020 (c)(d)(m)(o)		$132,456	132,431

Total Short-Term Instruments (Cost $443,799)			444,629

Total Investments in Securities (Cost $15,728,116)			15,824,545

		SHARES
INVESTMENTS IN AFFILIATES 6.5%

SHORT-TERM INSTRUMENTS 6.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.5%

PIMCO Short Asset Portfolio		62,341,060	605,269

PIMCO Short-Term Floating NAV Portfolio III		11,158,579	109,589

Total Short-Term Instruments (Cost $731,614)			714,858

Total Investments in Affiliates (Cost $731,614)			714,858

Total Investments 150.9% (Cost $16,459,730)			$16,539,403

Financial Derivative Instruments (l)(n) (0.4)% (Cost or Premiums, net $(1,262))			(44,896)

Other Assets and Liabilities, net (50.5)%			(5,535,283)

Net Assets 100.0%			$10,959,224

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	05/22/2020	12/18/2019	$17,911	$17,923	0.16%
CIMIC Group Ltd.	0.000	05/12/2020	01/31/2020	12,948	12,956	0.12
Morgan Stanley	2.281	02/03/2023	01/30/2020	26,834	23,890	0.22

				$57,693	$54,769	0.50%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	03/31/2020	04/01/2020	$6,710	U.S. Treasury Inflation Protected Securities 1.125% due 01/15/2021	$(6,848)	$6,710	$6,710

Total Repurchase Agreements						$(6,848)	$6,710	$6,710

42	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOM	1.730%	02/10/2020	04/09/2020		$(17,604)	$(17,647)
BPS	(0.500)	03/04/2020	05/27/2020	EUR	(31,842)	(35,105)
	(0.460)	02/11/2020	05/27/2020		(79,667)	(87,809)
	(0.460)	02/28/2020	05/27/2020		(94,901)	(104,621)
	(0.450)	02/27/2020	05/27/2020		(101,426)	(111,815)
	(0.300)	03/20/2020	08/20/2020		(56,208)	(61,985)
	(0.270)	03/26/2020	08/20/2020		(85,648)	(94,457)
	0.830	02/12/2020	05/13/2020	GBP	(35,460)	(44,095)
BSN	1.690	01/13/2020	04/13/2020		$(119,317)	(119,760)
CIB	1.770	02/06/2020	04/03/2020		(110,933)	(111,233)
IND	1.710	03/19/2020	05/06/2020		(52,929)	(52,962)
JML	(0.530)	03/04/2020	05/27/2020	EUR	(104,662)	(115,383)
	(0.350)	03/17/2020	08/20/2020		(48,458)	(53,436)
JPS	1.720	02/25/2020	04/07/2020		$(10,375)	(10,393)
RCY	0.940	03/11/2020	04/09/2020		(81,598)	(81,643)
SCX	(0.350)	03/24/2020	08/20/2020	EUR	(59,317)	(65,416)
	0.570	03/18/2020	08/12/2020	GBP	(18,322)	(22,763)

Total Reverse Repurchase Agreements						$(1,190,523)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
UBS	1.660%	02/28/2020	04/09/2020	$(44,022)	$(44,089)
	1.700	02/07/2020	04/07/2020	(30,727)	(30,805)
	1.710	02/13/2020	04/13/2020	(35,676)	(35,758)
	1.710	02/26/2020	04/13/2020	(30,768)	(30,819)
	1.740	02/21/2020	04/20/2020	(8,758)	(8,775)

Total Sale-Buyback Transactions					$(150,246)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
Canada (0.7)%
Sovereign Issues (0.7)%
Canada Government Bond	2.750%	12/01/2048	CAD 47,520	$(48,182)	$(45,604)
Canada Government Bond	2.750	12/01/2048	31,100	(27,934)	(29,846)

Total Short Sales (0.7)%				$(76,116)	$(75,450)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(17,647)	$0	$0	$(17,647)	$17,661	$14
BPS	0	(539,887)	0	0	(539,887)	535,734	(4,153)
BSN	0	(119,760)	0	0	(119,760)	118,235	(1,525)
CIB	0	(111,233)	0	0	(111,233)	109,990	(1,243)
DEU	0	0	0	0	0	(10)	(10)
FICC	6,710	0	0	0	6,710	(6,848)	(138)
IND	0	(52,962)	0	0	(52,962)	52,959	(3)
JML	0	(168,819)	0	0	(168,819)	164,272	(4,547)
JPS	0	(10,393)	0	0	(10,393)	10,321	(72)
RBC	0	0	0	0	0	(1,107)	(1,107)
RCY	0	(81,643)	0	0	(81,643)	81,054	(589)
SCX	0	(88,179)	0	0	(88,179)	87,366	(813)

Master Securities Forward Transaction Agreement
RBC	0	0	0	(29,846)	(29,846)	0	(29,846)
TDM	0	0	0	(45,604)	(45,604)	0	(45,604)
TOR	0	0	0	0	0	(730)	(730)
UBS	0	0	(150,246)	0	(150,246)	148,950	(1,296)

Total Borrowings and Other Financing Transactions	$6,710	$(1,190,523)	$(150,246)	$(75,450)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(498,828)	$(298,057)	$(796,885)
U.S. Treasury Obligations	0	(340,676)	(52,962)	0	(393,638)

Total	$0	$(340,676)	$(551,790)	$(298,057)	$(1,190,523)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(150,246)	0	0	(150,246)

Total	$0	$(150,246)	$0	$0	$(150,246)

Total Borrowings	$0	$(490,922)	$(551,790)	$(298,057)	$(1,340,769)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,340,769)

(k)	Securities with an aggregate market value of $1,343,924 and cash of $4,790 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(618,528) at a weighted average interest rate of 1.354%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

44	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

(2)	Payable for sale-buyback transactions includes $(71) of deferred price drop.
(3)	Payable for short sales includes $541 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures	$	104.250	05/22/2020	5	$	10	$0	$0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures		105.000	05/22/2020	216		432	2	0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures		105.125	05/22/2020	32		64	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures		105.250	05/22/2020	1,440		2,880	12	1
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures		105.500	05/22/2020	530		1,060	4	1
Put - CBOT U.S. Treasury 2-Year Note June 2020 Futures		106.250	05/22/2020	704		1,408	6	1
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		111.500	05/22/2020	48		48	0	2
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		111.750	05/22/2020	8		8	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		112.500	05/22/2020	6		6	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		113.000	05/22/2020	1,973		1,973	17	77
Put - CBOT U.S. Treasury 5-Year Note June 2020 Futures		113.250	05/22/2020	290		290	3	11
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		119.500	05/22/2020	57		57	1	3
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		121.500	05/22/2020	185		185	2	9
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures		122.000	05/22/2020	1,000		1,000	9	47
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures		147.500	05/22/2020	13		13	0	1
Call - CBOT U.S. Treasury 10-Year Note June 2020 Futures		200.000	05/22/2020	1,640		1,640	1,090	26
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures		265.000	05/22/2020	260		260	2	171
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2020 Futures		270.000	05/22/2020	38		38	0	19
Call - CME 90-Day Eurodollar June 2022 Futures		99.750	06/13/2022	866		2,165	196	498
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	396		990	85	205
Call - MSE Canada Government 10-Year Bond June 2020 Futures	CAD	189.000	05/15/2020	1,410		1,410	12	5

Total Purchased Options							$1,441	$1,077

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note June Futures	06/2020	4,096	$	295,050	$844	$165	$0
Call Options Strike @ EUR 113.400 on Euro-Schatz June 2020 Futures(1)	05/2020	8,342		184	133	138	0
Call Options Strike @ EUR 113.500 on Euro-Schatz June 2020 Futures(1)	05/2020	165		4	3	3	0
Call Options Strike @ EUR 114.500 on Euro-Schatz June 2020 Futures(1)	05/2020	24		0	0	0	0
Call Options Strike @ EUR 116.500 on Euro-Schatz June 2020 Futures(1)	05/2020	1,926		21	10	11	0
Call Options Strike @ EUR 142.000 on Euro-Bobl June 2020 Futures(1)	05/2020	16		0	0	0	0
Call Options Strike @ EUR 144.000 on Euro-Bobl June 2020 Futures(1)	05/2020	2		0	0	0	0
Call Options Strike @ EUR 187.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	2,076		137	112	69	(46)
Call Options Strike @ EUR 192.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	203		7	4	7	(2)
Call Options Strike @ EUR 194.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures(1)	05/2020	104		1	0	0	0
Call Options Strike @ EUR 195.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	670		15	7	15	(7)
Call Options Strike @ EUR 210.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures(1)	05/2020	3,000		33	(35)	0	0
Call Options Strike @ GBP 151.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	894		0	(12)	0	0
Call Options Strike @ GBP 156.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	34		0	0	0	0
Euro-Bobl June Futures	06/2020	188		28,035	139	68	(62)
Euro-BTP Italy Government Bond June Futures	06/2020	5,719		891,941	(32,307)	0	(14,949)
Euro-Buxl 30-Year Bond June Futures	06/2020	544		125,935	(4,728)	1,368	(2,736)
Japan Government 10-Year Bond June Futures	06/2020	510		723,652	(1,493)	1,850	(759)
Put Options Strike @ EUR 106.000 on Euro-BTP Italy Government Bond June 2020 Futures(1)	05/2020	2,137		24	(1)	0	0
Put Options Strike @ EUR 151.000 on Euro-OAT France Government 10-Year Bond June 2020 Futures(1)	05/2020	377		12	8	8	0
Put Options Strike @ GBP 95.000 on United Kingdom Long Gilt June 2020 Futures(1)	05/2020	465		0	(6)	0	0
U.S. Treasury 2-Year Note June Futures	06/2020	2,927		645,060	10,242	0	(91)
U.S. Treasury 5-Year Note June Futures	06/2020	4,568		572,642	20,728	0	(214)
United Kingdom Long Gilt June Futures	06/2020	975		164,933	(188)	484	(606)

					$(6,540)	$4,186	$(19,472)

46	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond June Futures	06/2020	1,464	$	(135,626)	$578	$0	$(1,804)
Call Options Strike @ EUR 177.000 on Euro-Bund 10-Year Bond June 2020 Futures(1)	05/2020	784		(432)	282	233	(190)
Canada Government 10-Year Bond June Futures	06/2020	2,934		(306,764)	(13,919)	83	(292)
Euro-BTP Italy Government Bond June Futures	06/2020	27		(3,322)	34	16	0
Euro-Bund 10-Year Bond June Futures	06/2020	1,683		(320,210)	(262)	2,023	(1,930)
Euro-OAT France Government 10-Year Bond June Futures	06/2020	465		(85,753)	2,297	738	(1,162)
Euro-Schatz June Futures	06/2020	3,174		(392,733)	802	175	(228)
U.S. Treasury 10-Year Note June Futures	06/2020	1,657		(229,805)	(2,397)	344	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	298		(66,119)	(5,590)	969	0

					$(18,175)	$4,581	$(5,606)

Total Futures Contracts					$(24,715)	$8,767	$(25,078)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.141%	EUR	4,800	$(139)	$104	$(35)	$0	$(1)
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.225		1,000	(18)	12	(6)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.048		$16,500	(476)	356	(120)	2	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.095	EUR	4,900	(78)	40	(38)	0	(1)

							$(711)	$512	$(199)	$2	$(2)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.688%	EUR	3,200	$53	$(44)	$9	$0	$(3)
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.014		4,800	12	(620)	(608)	0	(128)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.182		2,500	(14)	(353)	(367)	0	(73)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.602	$	6,400	113	(55)	58	10	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	1.387	EUR	4,900	(145)	12	(133)	0	(29)
Tesco PLC	1.000	Quarterly	06/20/2022	0.423		10,675	(510)	667	157	9	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.069		5,700	(188)	168	(20)	17	0

							$(679)	$(225)	$(904)	$36	$(233)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 10-Year Index	(1.000)%	Quarterly	06/20/2029	$	88,200	$7	$2,545	$2,552	$655	$0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		565,600	1,742	16,871	18,613	4,747	0
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	482,900	(3,681)	13,112	9,431	1,038	0

						$(1,932)	$32,528	$30,596	$6,440	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	$	562,100	$14,555	$(16,386)	$(1,831)	$0	$(1,642)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		563,600	(9,570)	5,803	(3,767)	0	(1,703)
iTraxx Crossover 32 5-Year Index	5.000	Quarterly	12/20/2024	EUR	80,500	11,909	(13,547)	(1,638)	173	0
iTraxx Europe Main 32 5-Year Index	1.000	Quarterly	12/20/2024		241,500	2,837	(2,196)	641	0	(408)

						$19,731	$(26,326)	$(6,595)	$173	$(3,753)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	3,162,300	$(23)	$(707)	$(730)	$0	$(228)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		470,800	0	(92)	(92)	0	(95)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		85,800	0	64	64	2	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		71,100	0	75	75	2	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		374,100	28	489	517	29	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		285,300	0	(73)	(73)	69	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		91,200	0	(46)	(46)	22	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		302,200	43	(345)	(302)	65	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		269,400	0	(364)	(364)	49	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		229,600	0	(296)	(296)	39	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		134,700	0	(319)	(319)	1	0

						$48	$(1,614)	$(1,566)	$278	$(323)

48	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	12,700	$3	$186	$189	$7	$0
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.905	Quarterly	12/03/2039		29,700	0	(1,798)	(1,798)	0	(23)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.301	Annual	09/15/2021	$	266,500	0	(4,865)	(4,865)	0	(27)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	1.304	Annual	09/15/2021		358,300	0	(6,555)	(6,555)	0	(36)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		18,100	(1)	(2,413)	(2,414)	13	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		18,700	0	(2,507)	(2,507)	14	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		19,200	0	(2,591)	(2,591)	14	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		40,900	(1)	(5,529)	(5,530)	30	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	51,800	0	341	341	3	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		36,700	0	243	243	2	0
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		31,000	136	216	352	0	(1)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		34,800	0	366	366	0	(49)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		24,300	0	267	267	0	(34)
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		67,500	(544)	1,847	1,303	0	(104)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		415,200	10,768	26,327	37,095	0	(1,665)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		65,800	13	2,494	2,507	0	(299)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		223,400	2,519	9,108	11,627	0	(1,008)
Pay(7)	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		190,900	(3,854)	8,745	4,891	0	(876)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		99,300	1,498	20,822	22,320	0	(1,792)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		15,800	0	3,041	3,041	0	(280)
Receive	3-Month CAD-Bank Bill	1.390	Semi-Annual	03/18/2050		22,500	0	369	369	347	0
Pay(7)	3-Month GBP-LIBOR	1.080	Quarterly	12/03/2039	GBP	29,700	0	1,750	1,750	32	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	135,100	312	(70)	242	25	0
Pay	3-Month SEK-STIBOR	1.000	Annual	06/19/2029		171,800	635	516	1,151	80	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	248,400	4,862	(6,328)	(1,466)	8	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		245,100	1,495	(7,059)	(5,564)	0	(25)
Pay(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2021		630,900	2,071	3,426	5,497	161	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		235,200	855	(6,142)	(5,287)	0	(60)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		531,700	(7,417)	(15,193)	(22,610)	0	(144)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		279,200	(646)	(4,957)	(5,603)	0	(224)
Receive	3-Month USD-LIBOR	1.570	Semi-Annual	02/27/2022		342,800	(767)	(6,322)	(7,089)	0	(269)
Pay(7)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		393,450	(1,094)	6,224	5,130	338	0
Receive(7)	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		150,800	0	(4,195)	(4,195)	7	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		130,050	0	(3,242)	(3,242)	44	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		143,950	0	(3,377)	(3,377)	49	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		99,200	0	(2,621)	(2,621)	5	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		159,800	968	(9,280)	(8,312)	0	(16)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		412,100	(22,422)	(19,543)	(41,965)	0	(38)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		142,400	2,380	(7,814)	(5,434)	7	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		80,900	5,466	(16,472)	(11,006)	323	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		161,000	2,880	(15,807)	(12,927)	867	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		321,300	(5,797)	(21,904)	(27,701)	1,734	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		228,600	(1,079)	(27,282)	(28,361)	1,306	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		136,700	4,426	(11,611)	(7,185)	775	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		40,900	(114)	(15,047)	(15,161)	1,254	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		2,100	(9)	(623)	(632)	63	0
Pay(7)	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		97,900	1,849	14,226	16,075	0	(2,790)
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	166,500	57	360	417	66	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		106,900	184	74	258	177	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	39,600	(169)	1,466	1,297	29	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	264,500	0	1,053	1,053	0	(37)
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022	EUR	137,300	186	279	465	0	(18)
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		601,300	77	(476)	(399)	0	(122)
Pay	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		1,051,400	(10,253)	(4,556)	(14,809)	0	(215)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		166,100	(92)	799	707	0	(39)
Pay	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		300	(7)	21	14	0	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		80,900	2,683	2,721	5,404	0	(79)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month EUR-EURIBOR	0.150%	Annual	03/18/2030	EUR	468,000	$(14,064)	$7,619	$(6,445)	$86	$(609)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		244,400	3,429	847	4,276	0	(302)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		80,900	7,297	(9,219)	(1,922)	1,012	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		46,900	5,138	(197)	4,941	0	(613)
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	200,200	(232)	1,557	1,325	0	(20)
Pay(7)	6-Month GBP-LIBOR	0.737	Semi-Annual	02/14/2024		267,800	0	659	659	24	0
Pay(7)	6-Month GBP-LIBOR	0.745	Semi-Annual	02/17/2024		405,500	0	1,040	1,040	37	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2025		396,500	3,265	8,728	11,993	250	0
Receive(7)	6-Month GBP-LIBOR	0.803	Semi-Annual	02/14/2028		53,700	0	(667)	(667)	0	(46)
Receive(7)	6-Month GBP-LIBOR	0.811	Semi-Annual	02/17/2028		81,900	0	(1,057)	(1,057)	0	(71)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		33,700	(668)	(36)	(704)	0	(35)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		30,100	(832)	(719)	(1,551)	0	(54)
Receive(7)	6-Month GBP-LIBOR	0.672	Semi-Annual	02/26/2031		21,750	0	(209)	(209)	0	(30)
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		41,300	(905)	3,210	2,305	146	0
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2050		36,000	206	5,025	5,231	151	0
Pay(7)	6-Month GBP-LIBOR	0.722	Semi-Annual	02/26/2051		7,590	0	357	357	29	0
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	3,731,000	(142)	447	305	0	(100)
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	11/29/2029	JPY	29,034,000	(93)	580	487	360	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		12,100,000	217	(6,226)	(6,009)	0	(442)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		17,710,000	(803)	16,520	15,717	1,171	0
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	33,100	0	942	942	34	0
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022	MXN	248,600	0	303	303	30	0
Pay	28-Day MXN-TIIE	7.317	Lunar	03/23/2022		432,400	0	542	542	52	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023		454,200	(2,042)	2,011	(31)	85	0
Pay	UKRPI	3.386	Maturity	01/15/2030	GBP	17,500	0	202	202	11	0
Pay	UKRPI	3.436	Maturity	02/15/2030		9,600	0	143	143	6	0
Pay	UKRPI	3.450	Maturity	02/15/2030		29,900	37	477	514	19	0
Pay	UKRPI	3.453	Maturity	02/15/2030		61,400	0	1,085	1,085	38	0

							$(8,135)	$(94,928)	$(103,063)	$11,321	$(12,592)

Total Swap Agreements							$8,322	$(90,053)	$(81,731)	$18,250	$(16,903)

50	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1,077	$8,767	$18,818	$28,662	$0	$(25,078)	$(16,903)	$(41,981)

(m)

Securities with an aggregate market value of $207,954 and cash of $31,328 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $568 for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2020		AUD	19,008	$		12,427	$735	$0
	04/2020		CHF	13,472			13,897	0	(100)
	04/2020		HUF	124,014			402	23	0
	04/2020		ILS	8,954			2,459	0	(70)
	04/2020		NOK	456,147			43,024	0	(851)
	04/2020		NZD	15,131			8,669	0	(360)
	04/2020		SEK	113,643			11,307	0	(181)
	04/2020	$		22,771		DKK	150,900	0	(478)
	04/2020			136,791		EUR	127,401	3,720	0
	05/2020			43,048		NOK	456,147	837	0
	05/2020			11,317		SEK	113,643	179	0
	06/2020		CNY	9,523	$		1,357	15	0
	06/2020		JPY	3,144,734			29,041	0	(315)
	06/2020		KRW	294,634,796			248,459	6,105	0
	06/2020		PLN	88,103			22,846	1,555	0
BPS	04/2020		AUD	47,372			31,384	2,246	0
	04/2020		BRL	75,351			17,065	2,564	0
	04/2020		CAD	86,823			60,428	0	(1,267)
	04/2020		EUR	28,262			31,605	435	0
	04/2020		GBP	77,719			98,537	2,507	(505)
	04/2020		JPY	2,033,700			18,497	0	(416)
	04/2020		MXN	645,296			33,608	6,449	0
	04/2020	$		2,939		AUD	5,034	157	0
	04/2020			14,494		BRL	75,350	7	0
	04/2020			37,169		CAD	50,132	0	(1,546)
	04/2020			434,948		EUR	394,403	2,298	(2,260)
	04/2020			147,492		GBP	115,394	157	(4,319)
	04/2020			527,113		JPY	57,162,200	8,028	(3,523)
	04/2020			10,619		MXN	203,513	0	(2,053)
	04/2020			12,350		NOK	115,004	0	(1,288)
	05/2020		AUD	2,135	$		1,305	0	(8)
	05/2020		GBP	40,892			50,705	0	(121)
	05/2020	$		94,292		INR	6,927,633	0	(3,391)
	06/2020		CNH	183,064	$		25,969	182	0
	06/2020		IDR	366,439,397			24,050	1,860	0
	06/2020		TWD	9,489			319	2	0
	06/2020	$		19,836		CNH	137,991	0	(397)
	06/2020			31,539		MXN	621,570	0	(5,630)
	06/2020			5		PLN	20	0	0
	06/2020			3,730		TWD	110,867	0	(22)
	07/2020		BRL	206,750	$		49,634	10,063	0
	09/2020		HKD	57,525			7,321	0	(95)
BRC	04/2020		DKK	3,078,857			462,896	8,056	0
	04/2020		INR	6,955,470			95,878	4,575	0
	04/2020	$		149,077		DKK	1,010,000	130	0
	04/2020			53,229		EUR	48,457	215	0
	04/2020			1,840		GBP	1,502	26	0
	04/2020		ZAR	6,973	$		417	28	0
	06/2020		JPY	3,894,000			36,065	0	(285)
	06/2020	$		30,630		CNH	213,720	0	(524)
	06/2020			51,095		MXN	1,005,015	0	(9,203)
	07/2020		DKK	1,010,000	$		149,618	0	(78)
	09/2020	$		80,569		HKD	631,858	887	0
BSH	07/2020			56,514		BRL	286,810	0	(1,620)

52	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	04/2020		AUD	33,925	$		22,207	$1,425	$(85)
	04/2020		BRL	103,795			22,839	2,863	0
	04/2020		CAD	288,252			214,668	10,004	(164)
	04/2020		CHF	149,937			155,555	0	(224)
	04/2020		COP	20,885			6	1	0
	04/2020		EUR	184,954			205,725	1,906	(167)
	04/2020		GBP	119,612			155,289	6,719	(1)
	04/2020		PEN	117,746			34,926	637	0
	04/2020	$		5,927		AUD	9,838	150	(26)
	04/2020			19,966		BRL	103,795	10	0
	04/2020			202,702		CAD	285,038	362	(520)
	04/2020			62,993		DKK	435,810	1,402	(13)
	04/2020			147,302		EUR	133,062	509	(1,057)
	04/2020			36		HUF	11,673	0	0
	04/2020			1,057,147		JPY	114,117,902	4,544	(376)
	04/2020			15,301		MXN	349,538	40	(630)
	04/2020			29,763		NZD	47,077	0	(1,672)
	04/2020			20,696		PEN	70,367	0	(197)
	04/2020			23,594		RUB	1,462,660	0	(4,956)
	04/2020			16,517		ZAR	254,840	0	(2,277)
	05/2020		CAD	259,930	$		184,417	0	(358)
	05/2020		JPY	88,706,402			825,790	0	(536)
	05/2020		PEN	176,458			52,194	856	0
	05/2020	$		155,852		CHF	149,937	182	0
	06/2020		JPY	8,916,266	$		82,368	0	(863)
	06/2020		TWD	119,465			4,011	15	0
	06/2020	$		1,750		RUB	139,640	19	0
	07/2020		DKK	110,000	$		16,146	0	(157)
	07/2020	$		12,708		PEN	44,182	116	0
	08/2020		PEN	70,367	$		20,601	195	0
DUB	04/2020		BRL	152,300			30,731	1,420	0
	04/2020	$		29,296		BRL	152,300	15	0
	05/2020			20,940			107,558	0	(284)
GLM	04/2020		BRL	117,399	$		25,888	3,294	0
	04/2020		CAD	78,060			54,230	0	(1,239)
	04/2020		CHF	450			458	0	(10)
	04/2020		GBP	48,560		EUR	57,339	2,947	0
	04/2020		JPY	1,331,181	$		12,348	0	(33)
	04/2020		MXN	12,676			578	44	0
	04/2020		RUB	62,536			795	0	(2)
	04/2020		SEK	110,777			11,493	295	0
	04/2020	$		195,767		AUD	321,351	1,896	0
	04/2020			22,582		BRL	117,399	11	0
	04/2020			419		MXN	10,179	8	0
	04/2020			5,178		SEK	48,545	0	(270)
	05/2020		AUD	321,351	$		195,799	0	(1,899)
	05/2020		EUR	923,261			1,016,944	0	(2,615)
	05/2020	$		791		RUB	62,536	5	0
	06/2020		JPY	662,531	$		6,090	0	(95)
	06/2020		MXN	368,764			18,509	3,138	0
	06/2020	$		95		CLP	75,712	0	(6)
	06/2020			393		PLN	1,526	0	(24)
	06/2020			318		TWD	9,489	0	(1)
	07/2020		BRL	80,060	$		19,027	3,704	0
	07/2020		DKK	94,000			13,798	0	(134)
HUS	04/2020		BRL	157,850			34,898	4,520	0
	04/2020		CAD	44,346			33,197	1,686	0
	04/2020		GBP	11,393			13,523	0	(628)
	04/2020		ILS	9,833			2,672	0	(106)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	04/2020		SEK	60,737	$		6,389	$250	$0
	04/2020	$		30,363		BRL	157,850	15	0
	04/2020			17,183		GBP	14,582	929	0
	04/2020			385		HUF	113,841	0	(37)
	04/2020			94,787		INR	6,955,470	0	(3,484)
	04/2020			25,138		JPY	2,604,900	0	(911)
	04/2020			324		MXN	8,067	15	0
	04/2020			87,448		NZD	139,687	0	(4,098)
	04/2020			7,265		SEK	68,035	0	(388)
	05/2020		JPY	3,874,300	$		36,023	0	(67)
	05/2020	$		1,648		GBP	1,331	7	0
	06/2020		CNH	6,580,149	$		939,511	12,593	0
	06/2020		IDR	171,169,063			11,715	1,350	0
	06/2020		KRW	8,700,948			7,179	22	0
JPM	04/2020		CHF	12,501			12,748	0	(240)
	04/2020		RON	1,311			305	6	0
	04/2020	$		43,979		CAD	59,760	115	(1,630)
	04/2020			108,265		EUR	96,960	0	(1,328)
	04/2020			4,217		JPY	446,300	0	(67)
	04/2020		ZAR	81,087	$		5,198	667	0
	05/2020		EUR	551,126			606,765	0	(1,845)
	05/2020		INR	3,460,843			48,027	2,616	0
	06/2020		CNH	60,402			8,645	136	0
	06/2020		IDR	90,374,730			6,351	878	0
	06/2020	$		1,225		SGD	1,718	0	(15)
MYI	04/2020		AUD	248,395	$		163,396	10,608	0
	04/2020		CHF	426			447	4	0
	04/2020		EUR	2,314,594			2,546,692	909	(6,983)
	04/2020		JPY	131,950,944			1,199,222	0	(27,944)
	04/2020		NOK	114,075			12,165	1,193	0
	04/2020		NZD	205,508			130,088	7,461	0
	04/2020	$		39,810		CAD	57,190	828	0
	04/2020			189,360		CHF	176,786	254	(5,940)
	04/2020			507,636		GBP	409,483	983	0
	04/2020			13,435		NZD	22,341	0	(104)
	05/2020		GBP	409,483	$		508,041	0	(934)
	05/2020		NZD	22,341			13,432	104	0
	06/2020		IDR	58,173,680			3,928	405	0
	06/2020	$		99,397		IDR	1,380,120,839	0	(15,821)
	06/2020			353		THB	10,996	0	(17)
	06/2021			805		EUR	630	0	(101)
RBC	04/2020		CAD	21,531	$		15,601	302	0
	04/2020	$		5,599		CAD	7,635	0	(173)
RYL	04/2020		DKK	1,060,276	$		159,110	2,475	0
	04/2020		SEK	47,373			4,983	194	0
	04/2020	$		10,453		SEK	107,840	448	0
	06/2020		MYR	2,420	$		579	19	0
SCX	04/2020		AUD	10,346			6,769	405	0
	04/2020	$		1,240		AUD	1,902	0	(70)
	04/2020			25,865		CAD	36,507	77	0
	04/2020			366,817		DKK	2,500,000	2,508	0
	04/2020			27,281		JPY	2,990,700	534	0
	05/2020			909		RUB	71,704	3	0
	06/2020		CNH	200,020	$		28,340	164	0
	06/2020		PLN	43,144			11,165	739	0
	06/2020	$		169,537		CNH	1,189,792	0	(1,936)
	07/2020		DKK	2,500,000	$		367,954	0	(2,581)
	09/2020		HKD	581,770			74,026	0	(973)

54	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SOG	04/2020		GBP	359,911	$		464,733	$17,687	$0
	04/2020	$		55,703		GBP	47,057	2,746	0
	04/2020			450		RUB	34,931	0	(5)
	05/2020			1,542			120,594	0	(8)
	06/2020			3,948			307,582	0	(51)
SSB	04/2020			138,314		BRL	606,695	0	(21,555)
	04/2020			5,044		DKK	33,710	0	(64)
	04/2020			65,845		EUR	60,280	638	0
	05/2020		INR	3,466,790	$		48,224	2,734	0
	06/2020		CNY	301,521			42,984	498	0
	06/2020		JPY	16,087,113			147,740	0	(2,429)
UAG	04/2020		CAD	164,239			122,988	6,282	0
	04/2020		CHF	47,646			49,909	404	0
	04/2020		JPY	43,337,358			394,263	0	(8,782)
	04/2020		RUB	65,635			826	0	(10)
	04/2020	$		1,095		AUD	1,913	81	0
	04/2020			138,311		CAD	184,900	0	(6,923)
	04/2020			152,056		EUR	136,503	0	(1,507)
	04/2020			60,674		NOK	570,222	0	(5,826)
	04/2020			89,566		NZD	151,221	668	0
	04/2020			2,067		RUB	164,104	26	0
	05/2020		NZD	151,221	$		89,545	0	(665)
	06/2020	$		3,221		RUB	261,458	88	0

Total Forward Foreign Currency Contracts								$201,047	$(188,043)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC EUR versus GBP	GBP	0.833	04/22/2020	109,269	$643	$54
	Put - OTC EUR versus USD	$	1.085	04/08/2020	83,890	287	176

						$930	$230

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	42,300	$1,747	$575
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	18,800	752	248
FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	40,900	3,023	1,104
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860	02/26/2021	17,300	1,053	1,022
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.005	06/08/2020	40,000	1,600	44
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.984	06/09/2020	19,700	755	25
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	37,100	2,749	963
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	28,200	1,106	372

							$12,785	$4,353

Total Purchased Options							$13,715	$4,583

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC EUR versus RUB	RUB	73.000	04/02/2020	51,176	$(498)	$(8,726)
	Call - OTC EUR versus USD	$	1.105	04/08/2020	83,890	(332)	(502)
HUS	Call - OTC EUR versus CNH	CNH	7.850	04/02/2020	55,120	(274)	(131)

						$(1,104)	$(9,359)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,300	$(82)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	352,000	$(1,747)	$(135)
DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	154,900	(707)	(79)
FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	340,200	(3,021)	(328)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/06/2020	450,100	(632)	(4,992)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450	08/11/2020	450,000	(641)	(5,000)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780	02/26/2021	49,000	(1,031)	(1,029)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/27/2020	15,000	(462)	(757)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/28/2020	23,200	(921)	(1,176)
JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/25/2020	7,400	(226)	(370)
MYC	Put - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	1.600	06/08/2020	960,000	(1,600)	0
	Put - OTC 1-Year Interest Rate Swap(2)	3-Month USD-LIBOR	Pay	1.600	06/09/2020	472,800	(755)	0
	Put - OTC 2-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	0.047	06/29/2020	19,039,000	(63)	(135)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	308,600	(2,749)	(262)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	234,000	(1,075)	(119)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	08/24/2020	12,800	(400)	(636)

							$(16,030)	$(15,018)

56	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	216,500	$(223)	$(324)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/08/2022	99,000	(98)	(150)

						$(321)	$(474)

Total Written Options						$(17,537)	$(24,851)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.159%	$	4,500	$(156)	$71	$0	$(85)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		16,740	(598)	280	0	(318)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		14,700	(363)	(3)	0	(366)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.263		29,700	(566)	(148)	0	(714)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		26,260	(909)	410	0	(499)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		47,500	(1,188)	6	0	(1,182)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		25,300	(898)	418	0	(480)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.263		11,800	(228)	(56)	0	(284)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.159		31,100	(1,092)	501	0	(591)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		27,200	(678)	1	0	(677)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.237		13,100	(314)	(12)	0	(326)

								$(6,990)	$1,468	$0	$(5,522)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(5)	Notional Amount(6)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	3.617%	$	2,100	$(105)	$(60)	$0	$(165)
CBK	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617		1,900	(95)	(55)	0	(150)
GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	3.864		17,200	(761)	(1,129)	0	(1,890)
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617		2,300	(129)	(52)	0	(181)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757		200	(12)	(7)	0	(19)

								$(1,102)	$(1,303)	$0	$(2,405)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	87,700	$	60,513	$13	$(6,160)	$0	$(6,147)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.172% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/23/2030	EUR	72,900		80,948	335	(935)	0	(600)
GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029	AUD	86,300		59,547	(319)	(5,723)	0	(6,042)

58	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYI	Floating rate equal to 3-Month EUR-EURIBOR less 0.162% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/18/2030	EUR	34,800	$	38,860	$(172)	$(96)	$0	$(268)

									$(143)	$(12,914)	$0	$(13,057)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	1.780%	Annual	05/01/2029	ILS	25,300	$0	$706	$706	$0
BPS	Pay	3-Month ILS-TELBOR	1.180	Annual	01/30/2024		108,600	0	933	933	0
CBK	Pay	3-Month ILS-TELBOR	1.755	Annual	04/29/2029		40,600	0	1,105	1,105	0
GLM	Pay	3-Month ILS-TELBOR	1.780	Annual	04/22/2029		38,200	0	1,069	1,069	0
	Pay	3-Month ILS-TELBOR	1.779	Annual	04/30/2029		36,700	0	1,023	1,023	0
JPM	Pay	3-Month ILS-TELBOR	1.775	Annual	04/25/2029		87,100	20	2,402	2,422	0

								$20	$7,238	$7,258	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	$59,284	$195	$2,649	$2,844	$0
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	40,716	134	1,845	1,979	0
FBF	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/22/2020	75,000	365	(13,286)	0	(12,921)
GST	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2020	97,800	316	4,382	4,698	0
JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.116% (3-Month USD-LIBOR plus a specified spread)	Quarterly	09/21/2020	56,100	2	(7,189)	0	(7,187)

								$1,012	$(11,599)	$9,521	$(20,108)

Total Swap Agreements								$(7,203)	$(17,110)	$16,779	$(41,092)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$13,169	$575	$3,550	$17,294	$(2,355)	$(135)	$(250)	$(2,740)	$14,554	$(15,550)	$(996)
BPS	36,955	0	2,912	39,867	(26,841)	0	(684)	(27,525)	12,342	(9,470)	2,872
BRC	13,917	0	0	13,917	(10,090)	0	(2,395)	(12,485)	1,432	(1,380)	52
BSH	0	0	0	0	(1,620)	0	0	(1,620)	(1,620)	866	(754)
CBK	31,955	0	1,105	33,060	(14,279)	0	(7,377)	(21,656)	11,404	(17,728)	(6,324)
DUB	1,435	248	0	1,683	(284)	(79)	0	(363)	1,320	(758)	562
FBF	0	1,104	0	1,104	0	(328)	(12,921)	(13,249)	(12,145)	11,601	(544)
GLM	15,342	1,252	2,092	18,686	(6,328)	(22,182)	(6,042)	(34,552)	(15,866)	6,237	(9,629)
GST	0	0	4,698	4,698	0	0	(2,765)	(2,765)	1,933	(2,265)	(332)
HUS	21,387	0	0	21,387	(9,719)	(131)	(677)	(10,527)	10,860	(12,470)	(1,610)
JPM	4,418	0	2,422	6,840	(5,125)	(370)	(7,713)	(13,208)	(6,368)	4,599	(1,769)
MYC	0	1,404	0	1,404	0	(1,626)	0	(1,626)	(222)	(990)	(1,212)
MYI	22,749	0	0	22,749	(57,844)	0	(268)	(58,112)	(35,363)	31,836	(3,527)
RBC	302	0	0	302	(173)	0	0	(173)	129	(120)	9
RYL	3,136	0	0	3,136	0	0	0	0	3,136	(5,192)	(2,056)
SCX	4,430	0	0	4,430	(5,560)	0	0	(5,560)	(1,130)	1,820	690
SOG	20,433	0	0	20,433	(64)	0	0	(64)	20,369	(21,280)	(911)
SSB	3,870	0	0	3,870	(24,048)	0	0	(24,048)	(20,178)	19,330	(848)
UAG	7,549	0	0	7,549	(23,713)	0	0	(23,713)	(16,164)	16,083	(81)

Total Over the Counter	$201,047	$4,583	$16,779	$222,409	$(188,043)	$(24,851)	$(41,092)	$(253,986)

(o)

Securities with an aggregate market value of $93,354 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

60	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,077	$1,077
Futures	0	0	0	0	8,767	8,767
Swap Agreements	0	6,651	0	0	12,167	18,818

	$0	$6,651	$0	$0	$22,011	$28,662

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$201,047	$0	$201,047
Purchased Options	0	0	0	230	4,353	4,583
Swap Agreements	0	0	0	0	16,779	16,779

	$0	$0	$0	$201,277	$21,132	$222,409

	$0	$6,651	$0	$201,277	$43,143	$251,071

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25,078	$25,078
Swap Agreements	0	3,988	0	0	12,915	16,903

	$0	$3,988	$0	$0	$37,993	$41,981

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$188,043	$0	$188,043
Written Options	0	0	0	9,359	15,492	24,851
Swap Agreements	0	7,927	0	13,057	20,108	41,092

	$0	$7,927	$0	$210,459	$35,600	$253,986

	$0	$11,915	$0	$210,459	$73,593	$295,967

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,489	$1,489
Written Options	0	0	0	0	3,373	3,373
Futures	0	0	0	0	41,482	41,482
Swap Agreements	0	(50,442)	0	0	(35,186)	(85,628)

	$0	$(50,442)	$0	$0	$11,158	$(39,284)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$302,791	$0	$302,791
Purchased Options	0	0	0	115	13,054	13,169
Written Options	0	1,134	0	7,386	(3,823)	4,697
Swap Agreements	0	(4,952)	0	(66,849)	39,656	(32,145)

	$0	$(3,818)	$0	$243,443	$48,887	$288,512

	$0	$(54,260)	$0	$243,443	$60,045	$249,228

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(364)	$(364)
Written Options	0	0	0	0	(43)	(43)
Futures	0	0	0	0	(20,626)	(20,626)
Swap Agreements	0	6,908	0	0	(96,822)	(89,914)

	$0	$6,908	$0	$0	$(117,855)	$(110,947)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(79,227)	$0	$(79,227)
Purchased Options	0	0	0	36	(8,432)	(8,396)
Written Options	0	(274)	0	(5,934)	1,393	(4,815)
Swap Agreements	0	2,522	0	39,032	(5,640)	35,914

	$0	$2,248	$0	$(46,093)	$(12,679)	$(56,524)

	$0	$9,156	$0	$(46,093)	$(130,534)	$(167,471)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$627	$0	$627
Sovereign Issues	0	4,411	0	4,411
Australia
Asset-Backed Securities	0	3,442	0	3,442
Corporate Bonds & Notes	0	2,019	0	2,019
Non-Agency Mortgage-Backed Securities	0	17,155	0	17,155
Sovereign Issues	0	170,476	0	170,476
Austria
Corporate Bonds & Notes	0	440	0	440

62	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Brazil
Corporate Bonds & Notes	$0	$35,747	$0	$35,747
Loan Participations and Assignments	0	0	6,014	6,014
Canada
Corporate Bonds & Notes	0	122,076	0	122,076
Non-Agency Mortgage-Backed Securities	0	41,037	0	41,037
Sovereign Issues	0	71,081	0	71,081
Cayman Islands
Asset-Backed Securities	0	277,438	0	277,438
Corporate Bonds & Notes	0	76,173	0	76,173
China
Sovereign Issues	0	807,485	0	807,485
Denmark
Corporate Bonds & Notes	0	558,210	0	558,210
Finland
Sovereign Issues	0	128,718	0	128,718
France
Corporate Bonds & Notes	0	61,569	0	61,569
Sovereign Issues	0	291,717	0	291,717
Germany
Corporate Bonds & Notes	0	154,400	0	154,400
Guernsey, Channel Islands
Corporate Bonds & Notes	0	17,205	0	17,205
Hong Kong
Corporate Bonds & Notes	0	6,346	0	6,346
India
Corporate Bonds & Notes	0	11,047	0	11,047
Indonesia
Corporate Bonds & Notes	0	1,222	0	1,222
Sovereign Issues	0	16,222	0	16,222
Ireland
Asset-Backed Securities	0	109,283	0	109,283
Corporate Bonds & Notes	0	20,515	0	20,515
Non-Agency Mortgage-Backed Securities	0	2,851	0	2,851
Israel
Sovereign Issues	0	14,219	0	14,219
Italy
Corporate Bonds & Notes	0	109,554	0	109,554
Sovereign Issues	0	162,242	0	162,242
Japan
Corporate Bonds & Notes	0	184,275	0	184,275
Sovereign Issues	0	1,210,989	0	1,210,989
Jersey, Channel Islands
Corporate Bonds & Notes	0	224	0	224
Kuwait
Sovereign Issues	0	63,243	0	63,243
Lithuania
Sovereign Issues	0	34,198	0	34,198
Luxembourg
Corporate Bonds & Notes	0	28,311	0	28,311
Netherlands
Asset-Backed Securities	0	44,905	0	44,905
Corporate Bonds & Notes	0	156,926	0	156,926
Preferred Securities	0	2,511	0	2,511
Norway
Corporate Bonds & Notes	0	30,494	0	30,494
Peru
Sovereign Issues	0	83,843	0	83,843

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Schedule of Investments PIMCO International Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Poland
Corporate Bonds & Notes	$0	$3,879	$0	$3,879
Sovereign Issues	0	31,296	0	31,296
Qatar
Corporate Bonds & Notes	0	2,612	0	2,612
Loan Participations and Assignments	0	0	47,900	47,900
Sovereign Issues	0	157,054	0	157,054
Russia
Sovereign Issues	0	22,228	0	22,228
Saudi Arabia
Corporate Bonds & Notes	0	9,706	0	9,706
Sovereign Issues	0	156,238	0	156,238
Singapore
Corporate Bonds & Notes	0	39,313	0	39,313
Slovenia
Sovereign Issues	0	22,341	0	22,341
South Africa
Sovereign Issues	0	8,910	0	8,910
South Korea
Sovereign Issues	0	247,969	0	247,969
Spain
Corporate Bonds & Notes	0	10,276	0	10,276
Preferred Securities	0	10,081	0	10,081
Sovereign Issues	0	522,179	0	522,179
Supranational
Corporate Bonds & Notes	0	27,606	0	27,606
Sweden
Corporate Bonds & Notes	0	22,048	0	22,048
Switzerland
Corporate Bonds & Notes	0	75,919	0	75,919
United Arab Emirates
Sovereign Issues	0	13,186	0	13,186
United Kingdom
Corporate Bonds & Notes	0	867,893	0	867,893
Non-Agency Mortgage-Backed Securities	0	458,617	0	458,617
Preferred Securities	0	3,137	0	3,137
Sovereign Issues	0	83,617	0	83,617
United States
Asset-Backed Securities	0	551,526	0	551,526
Corporate Bonds & Notes	0	929,938	0	929,938
Loan Participations and Assignments	0	20,267	0	20,267
Municipal Bonds & Notes	0	15,531	0	15,531
Non-Agency Mortgage-Backed Securities	0	257,138	0	257,138
Preferred Securities	0	27,912	0	27,912
U.S. Government Agencies	0	4,801,685	0	4,801,685
U.S. Treasury Obligations	0	791,054	0	791,054
Short-Term Instruments
Repurchase Agreements	0	6,710	0	6,710
Argentina Treasury Bills	0	428	0	428
Japan Treasury Bills	0	305,060	0	305,060
U.S. Treasury Bills	0	132,431	0	132,431

	$0	$15,770,631	$53,914	$15,824,545

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$714,858	$0	$0	$714,858

Total Investments	$714,858	$15,770,631	$53,914	$16,539,403

64	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(75,450)	$0	$(75,450)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9,475	18,619	0	28,094
Over the counter	0	222,409	0	222,409

	$9,475	$241,028	$0	$250,503

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(25,078)	(16,903)	0	(41,981)
Over the counter	0	(253,986)	0	(253,986)

	$(25,078)	$(270,889)	$0	$(295,967)

Total Financial Derivative Instruments	$(15,603)	$(29,861)	$0	$(45,464)

Totals	$699,255	$15,665,320	$53,914	$16,418,489

There were no significant transfers into or out of Level 3 during the period ended March 31, 2020.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	65

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO International Bond Fund (U.S. Dollar-Hedged) (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

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Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated

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on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may

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Notes to Financial Statements (Cont.)

permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a

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calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

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Notes to Financial Statements (Cont.)

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

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Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$398,801	$395,161	$(170,000)	$(4,533)	$(14,160)	$605,269	$18,861	$0

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Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,047,810	$2,926,911	$(3,865,599)	$633	$(166)	$109,589	$2,412	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year)

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pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory.

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While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration

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Notes to Financial Statements (Cont.)

and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty

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during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the

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Notes to Financial Statements (Cont.)

Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is

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recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for

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Notes to Financial Statements (Cont.)

purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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Notes to Financial Statements (Cont.)

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value

ANNUAL REPORT	MARCH 31, 2020	85

Notes to Financial Statements (Cont.)

of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

86	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2020

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

ANNUAL REPORT	MARCH 31, 2020	87

Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

88	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2020

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external

ANNUAL REPORT	MARCH 31, 2020	89

Notes to Financial Statements (Cont.)

processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account

90	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2020

and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2020	91

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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March 31, 2020

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2020	93

Notes to Financial Statements (Cont.)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$358,275	$131,867

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

94	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2020

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$46,116,456	$42,938,590	$6,437,620	$3,884,866

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	294,807	$3,243,316	256,448		$2,758,448

I-2	110,078	1,209,819	91,756		986,186

I-3	10,953	121,058	5,204	(a)	56,026	(a)

Administrative Class	6,855	75,208	2,890		31,084

Class A	38,426	423,337	44,013		473,124

Class C	1,429	15,779	1,631		17,539

Class R	1,619	17,785	2,378		25,573

Issued as reinvestment of distributions

Institutional Class	42,689	461,512	15,815		169,553

I-2	7,464	80,682	2,703		28,973

I-3	540	5,817	65	(a)	701	(a)

Administrative Class	685	7,397	279		2,991

Class A	6,491	70,154	3,060		32,794

Class C	329	3,539	117		1,248

Class R	346	3,732	132		1,411

ANNUAL REPORT	MARCH 31, 2020	95

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Cost of shares redeemed

Institutional Class	(284,013)	$(3,067,116)	(134,511)		$(1,446,399)

I-2	(100,337)	(1,087,506)	(57,629)		(619,483)

I-3	(7,133)	(76,485)	(1,219	)(a)	(13,079	)(a)

Administrative Class	(5,858)	(63,087)	(4,036)		(43,409)

Class A	(67,644)	(736,013)	(59,846)		(643,341)

Class C	(1,909)	(20,842)	(1,961)		(21,085)

Class R	(1,735)	(19,027)	(1,507)		(16,203)

Net increase (decrease) resulting from Fund share transactions	54,082	$669,059	165,782		$1,782,652

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

96	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

March 31, 2020

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$222,837	$0	$(303,132)	$(3,376)	$(87,680)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, convertible preferred securities, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$0	$87,680

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$16,646,811	$910,117	$(1,229,921)	$(319,804)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, convertible preferred securities, sale/buyback transactions, realized and unrealized gain (loss) swap contracts, passive foreign investment companies (PFICs), straddle loss deferrals, and Lehman securities.

ANNUAL REPORT	MARCH 31, 2020	97

Notes to Financial Statements (Cont.)

March 31, 2020

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO International Bond Fund (U.S. Dollar-Hedged)	$770,664	$0	$0	$278,933	$10,148	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

98	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO International Bond Fund (U.S. Dollar-Hedged)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO International Bond Fund (U.S. Dollar-Hedged) (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	99

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOM	Bank of Montreal	JML	JP Morgan Securities Plc
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC
BSH	Banco Santander S.A. - New York Branch	MYC	Morgan Stanley Capital Services LLC
BSN	The Bank of Nova Scotia - Toronto	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RCY	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	RYL	NatWest Markets Plc
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FBF	Credit Suisse International	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RON	Romanian New Leu
CZK	Czech Koruna	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HKD	Hong Kong Dollar	TOR	The Toronto-Dominion Bank
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate
CDOR01	1 Month CDN Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
CDOR03	3 month CDN Swap Rate	UKRPI	United Kingdom Retail Prices Index
CDX.IG	Credit Derivatives Index - Investment Grade	US0001M	1 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate

100	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration
BABs	Build America Bonds	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali	PIK	Payment-in-Kind
CDO	Collateralized Debt Obligation	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	STIBOR	Stockholm Interbank Offered Rate
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2020	101

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0%	0%	$368,377	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

102	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2020	103

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

104	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2020	105

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

106	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	107

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

108	PIMCO INTERNATIONAL BOND FUND (U.S. DOLLAR-HEDGED)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3019AR_033120

PIMCO FUNDS

Annual Report

March 31, 2020

PIMCO Investment Grade Credit Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2020

While the global economy initially expanded, it then experienced severe headwinds given the impact of the coronavirus pandemic. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.0%, 2.1% and 2.1% during the second, third and fourth quarters of 2019, respectively. The Commerce Department’s initial reading for first quarter 2020 GDP growth — released after the reporting period ended — was -4.8%.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. During its meetings in September and October 2019, the Fed instituted two more 0.25% rate cuts, with the last reduction moving the federal funds rate to a range between 1.50% and 1.75%. From that time through early March 2020, the Fed maintained the federal funds rate at a range between 1.50% and 1.75%. However, given the mounting economic toll from the coronavirus, the Fed then took a number of unprecedented actions to support the economy and keep the market functioning properly. On March 3, 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Then, on March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, “It has become clear that our economy will face severe disruptions….Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

The International Monetary Fund (“IMF”) expects the U.S. economy to contract 5.9% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -7.5%, -6.5% and -5.2%, respectively. For comparison purposes, the GDP of these economies expanded 1.2%, 1.4% and 0.7%, respectively, in 2019.

2	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Then, on March 18, 2020, the ECB unveiled a new €750 billion bond-buying program. Elsewhere, on March 11, 2020, the Bank of England reduced its key lending rate from 0.75% to 0.25%. On March 19, the Bank of England then lowered this rate to 0.10%, a record low. The Bank of England also instituted a new facility to encourage banks to lend as much as £100 billion to small businesses and a cut in capital requirements that it said could free banks to lend an additional £190 billion. Finally, the Bank of Japan maintained its short-term interest rates at -0.1% and, on March 16, 2020, raised the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds from an annual pace of ¥6 trillion to ¥12 trillion. The Bank of Japan also introduced a new program to help banks lend to companies impacted by the coronavirus and expanded purchases of commercial paper.

Both short- and long-term U.S. Treasury yields fell sharply. In our view, this was partially due to declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.70% at the end of the reporting period, versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 8.08%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.70%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated weak results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -7.31%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned -5.28%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -6.52%.

After initially rising, global equities experienced a sharp decline toward the end of the reporting period. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. All told, U.S. equities, as represented by the S&P 500 Index, returned -6.98% and global equities, as represented by the MSCI World Index, returned -10.39%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned -8.92% and European equities, as represented by the MSCI Europe Index (in EUR), returned -13.53%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -17.69%.

ANNUAL REPORT	MARCH 31, 2020	3

Chairman’s Letter (cont)

Commodity prices fluctuated and generally moved lower. When the reporting period began, Brent crude oil was approximately $68 a barrel. It fell to roughly $23 a barrel at the end of the reporting period. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to the escalating coronavirus pandemic, moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. Against this backdrop, the U.S. dollar experienced a fair amount of volatility against other major currencies, particularly near the end of the reporting period. All told, over the 12-month reporting period, the U.S. dollar rose 1.67% and 4.72% versus the euro and the British pound, respectively. In contrast, the U.S. dollar fell 3.09% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Important Information About the PIMCO Investment Grade Credit Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Investment Grade Credit Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

ANNUAL REPORT	MARCH 31, 2020	5

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The global economy, the economies of certain nations and individual issuers have been and may continue to be adversely affected by COVID-19, particularly in light of the interconnectivity between economies and financial markets, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from to leave the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and

6	PIMCO INVESTMENT GRADE CREDIT BOND FUND

represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Investment Grade Credit Bond Fund	04/28/00	04/28/00	04/30/08	04/27/18	09/30/02	07/30/04	07/30/04	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to

ANNUAL REPORT	MARCH 31, 2020	7

Important Information About the PIMCO Investment Grade Credit Bond Fund (Cont.)

portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on a fund is uncertain.

8	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2020	9

PIMCO Investment Grade Credit Bond Fund

Cumulative Returns Through March 31, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2020

	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Credit Bond Fund Institutional Class	2.17%	3.48%	5.63%	7.12%
PIMCO Investment Grade Credit Bond Fund I-2	2.08%	3.38%	5.54%	7.01%
PIMCO Investment Grade Credit Bond Fund I-3	2.02%	3.33%	5.48%	6.96%
PIMCO Investment Grade Credit Bond Fund Administrative Class	1.91%	3.23%	5.37%	6.85%
PIMCO Investment Grade Credit Bond Fund Class A	1.76%	3.07%	5.21%	6.69%
PIMCO Investment Grade Credit Bond Fund Class A (adjusted)	(2.03)%	2.29%	4.81%	6.48%
PIMCO Investment Grade Credit Bond Fund Class C	1.01%	2.30%	4.44%	5.90%
PIMCO Investment Grade Credit Bond Fund Class C (adjusted)	0.02%	2.30%	4.44%	5.90%
Bloomberg Barclays U.S. Credit Index	5.10%	3.28%	4.75%	5.80%
Lipper Corporate Debt Funds BBB-Rated Funds Average	4.26%	2.93%	4.62%	5.49%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.77% for Institutional Class shares, 0.87% for I-2 shares, 0.97% for I-3 shares, 1.02% for Administrative Class shares, 1.17% for Class A shares, and 1.92% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Institutional Class - PIGIX	I-2 - PBDPX	I-3 - PCNNX	Administrative Class - PGCAX
Class A - PBDAX	Class C - PBDCX

Allocation Breakdown as of March 31, 2020†§

Banking & Finance	31.1%
Industrials	21.4%
U.S. Treasury Obligations	18.5%
U.S. Government Agencies	9.7%
Utilities	5.9%
Preferred Securities	3.0%
Loan Participations and Assignments	2.6%
Short-Term Instruments‡	2.5%
Asset-Backed Securities	2.1%
Sovereign Issues	1.7%
Non-Agency Mortgage-Backed Securities	1.4%
Other	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the pipeline sector detracted from performance, as the pipeline sector underperformed the broader investment grade market.

»	Overweight exposure to the gaming sector detracted from performance, as the gaming sector underperformed the broader investment grade market.

»	Overweight exposure to real estate investment trusts detracted from for performance, as the real estate investment trust sector underperformed the broader investment grade market.
»	Underweight exposure to the utilities sector contributed to performance, as the utilities sector underperformed the broader investment grade market.

»	Underweight exposure to the integrated oil sector contributed to performance, as the integrated oil sector underperformed the broader investment grade market.

»	Underweight exposure to the refining sector contributed to performance, as the refining sector underperformed the broader investment grade market.

ANNUAL REPORT	MARCH 31, 2020	11

Expense Example PIMCO Investment Grade Credit Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2019 to March 31, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Beginning Account Value (10/01/19)	Ending Account Value (03/31/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$952.60	$3.86	$1,000.00	$1,021.05	$3.99	0.79%
I-2	1,000.00	952.20	4.34	1,000.00	1,020.55	4.50	0.89
I-3	1,000.00	951.90	4.59	1,000.00	1,020.30	4.75	0.94
Administrative Class	1,000.00	951.40	5.07	1,000.00	1,019.80	5.25	1.04
Class A	1,000.00	950.70	5.80	1,000.00	1,019.05	6.01	1.19
Class C	1,000.00	947.20	9.44	1,000.00	1,015.30	9.77	1.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg Barclays U.S. Credit Index	Bloomberg Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Bloomberg Barclays Credit Investment Grade Index.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2020	13

Financial Highlights PIMCO Investment Grade Credit Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2020	$10.35	$0.39	$(0.15)	$0.24	$(0.43)	$0.00	$0.00	$(0.43)

03/31/2019	10.29	0.39	0.10	0.49	(0.39)	(0.02)	(0.02)	(0.43)

03/31/2018	10.36	0.37	0.03	0.40	(0.39)	(0.08)	0.00	(0.47)

03/31/2017	10.15	0.38	0.23	0.61	(0.40)	0.00	0.00	(0.40)

03/31/2016	10.78	0.39	(0.35)	0.04	(0.50)	(0.17)	0.00	(0.67)

I-2

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.29	0.38	0.10	0.48	(0.38)	(0.02)	(0.02)	(0.42)

03/31/2018	10.36	0.36	0.03	0.39	(0.38)	(0.08)	0.00	(0.46)

03/31/2017	10.15	0.37	0.23	0.60	(0.39)	0.00	0.00	(0.39)

03/31/2016	10.78	0.38	(0.35)	0.03	(0.49)	(0.17)	0.00	(0.66)

I-3

03/31/2020	10.35	0.38	(0.15)	0.23	(0.42)	0.00	0.00	(0.42)

04/27/2018 - 03/31/2019	10.17	0.35	0.22	0.57	(0.35)	(0.02)	(0.02)	(0.39)

Administrative Class

03/31/2020	10.35	0.37	(0.15)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.29	0.36	0.10	0.46	(0.36)	(0.02)	(0.02)	(0.40)

03/31/2018	10.36	0.34	0.04	0.38	(0.37)	(0.08)	0.00	(0.45)

03/31/2017	10.15	0.36	0.22	0.58	(0.37)	0.00	0.00	(0.37)

03/31/2016	10.78	0.36	(0.35)	0.01	(0.47)	(0.17)	0.00	(0.64)

Class A

03/31/2020	10.35	0.35	(0.15)	0.20	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.29	0.34	0.11	0.45	(0.35)	(0.02)	(0.02)	(0.39)

03/31/2018	10.36	0.32	0.04	0.36	(0.35)	(0.08)	0.00	(0.43)

03/31/2017	10.15	0.34	0.22	0.56	(0.35)	0.00	0.00	(0.35)

03/31/2016	10.78	0.35	(0.35)	0.00	(0.46)	(0.17)	0.00	(0.63)

14	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.16	2.17%	$7,770,682	0.85%		0.85%		0.50%		0.50%		3.65%		213%

10.35	4.91	6,523,295	0.77		0.77		0.50		0.50		3.84		149

10.29	3.88	7,360,972	0.59		0.59		0.50		0.50		3.48		84

10.36	6.03	6,332,729	0.51		0.51		0.50		0.50		3.64		133

10.15	0.52	4,152,882	0.53		0.53		0.50		0.50		3.78		87

10.16	2.08	4,864,454	0.95		0.95		0.60		0.60		3.53		213

10.35	4.81	3,310,855	0.87		0.87		0.60		0.60		3.75		149

10.29	3.78	2,748,140	0.69		0.69		0.60		0.60		3.39		84

10.36	5.92	1,509,819	0.61		0.61		0.60		0.60		3.58		133

10.15	0.42	1,157,268	0.63		0.63		0.60		0.60		3.70		87

10.16	2.02	104,412	1.00		1.05		0.65		0.70		3.49		213

10.35	5.71	62,801	0.92	*	0.97	*	0.65	*	0.70	*	3.82	*	149

10.16	1.91	115,603	1.10		1.10		0.75		0.75		3.39		213

10.35	4.65	104,992	1.02		1.02		0.75		0.75		3.55		149

10.29	3.62	217,578	0.84		0.84		0.75		0.75		3.23		84

10.36	5.76	177,286	0.76		0.76		0.75		0.75		3.48		133

10.15	0.27	333,505	0.78		0.78		0.75		0.75		3.54		87

10.16	1.76	1,390,384	1.25		1.25		0.90		0.90		3.25		213

10.35	4.50	1,397,045	1.17		1.17		0.90		0.90		3.43		149

10.29	3.47	1,768,405	0.99		0.99		0.90		0.90		3.09		84

10.36	5.60	1,004,734	0.91		0.91		0.90		0.90		3.28		133

10.15	0.12	950,098	0.93		0.93		0.90		0.90		3.38		87

ANNUAL REPORT	MARCH 31, 2020	15

Financial Highlights PIMCO Investment Grade Credit Bond Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

03/31/2020	$10.35	$0.27	$(0.15)	$0.12	$(0.31)	$0.00	$0.00	$(0.31)

03/31/2019	10.29	0.27	0.10	0.37	(0.27)	(0.02)	(0.02)	(0.31)

03/31/2018	10.36	0.24	0.04	0.28	(0.27)	(0.08)	0.00	(0.35)

03/31/2017	10.15	0.26	0.23	0.49	(0.28)	0.00	0.00	(0.28)

03/31/2016	10.78	0.27	(0.35)	(0.08)	(0.38)	(0.17)	0.00	(0.55)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.16	1.01%	$358,653	2.00%	2.00%	1.65%	1.65%	2.51%	213%

10.35	3.72	413,202	1.92	1.92	1.65	1.65	2.68	149

10.29	2.70	535,919	1.74	1.74	1.65	1.65	2.33	84

10.36	4.82	582,565	1.66	1.66	1.65	1.65	2.52	133

10.15	(0.63)	535,409	1.68	1.68	1.65	1.65	2.63	87

ANNUAL REPORT	MARCH 31, 2020	17

Statement of Assets and Liabilities PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$17,415,940
Investments in Affiliates	435,809

Financial Derivative Instruments
Exchange-traded or centrally cleared	4,170
Over the counter	43,996
Cash	3,720
Deposits with counterparty	28,496
Foreign currency, at value	9,583
Receivable for investments sold	366,836
Receivable for investments sold on a delayed-delivery basis	555,553
Receivable for TBA investments sold	2,257,800
Receivable for Fund shares sold	103,374
Interest and/or dividends receivable	144,306
Dividends receivable from Affiliates	206
Reimbursement receivable from PIMCO	4

Total Assets	21,369,793

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,558,245
Payable for sale-buyback transactions	822,036

Financial Derivative Instruments
Exchange-traded or centrally cleared	23,985
Over the counter	88,225
Payable for investments purchased	199,257
Payable for investments in Affiliates purchased	206
Payable for investments purchased on a delayed-delivery basis	1,202
Payable for TBA investments purchased	3,933,656
Payable for unfunded loan commitments	510
Deposits from counterparty	84,577
Payable for Fund shares redeemed	35,522
Distributions payable	10,846
Accrued investment advisory fees	3,025
Accrued supervisory and administrative fees	3,668
Accrued distribution fees	254
Accrued servicing fees	367
Other liabilities	24

Total Liabilities	6,765,605

Net Assets	$14,604,188

Net Assets Consist of:

Paid in capital	$14,916,225
Distributable earnings (accumulated loss)	(312,037)

Net Assets	$14,604,188

Cost of investments in securities	$17,507,496
Cost of investments in Affiliates	$435,003
Cost of foreign currency held	$9,718
Cost or premiums of financial derivative instruments, net	$38,821

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

Net Assets:

Institutional Class	$7,770,682
I-2	4,864,454
I-3	104,412
Administrative Class	115,603
Class A	1,390,384
Class C	358,653

Shares Issued and Outstanding:

Institutional Class	764,497
I-2	478,581
I-3	10,272
Administrative Class	11,373
Class A	136,789
Class C	35,285

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.16
I-2	10.16
I-3	10.16
Administrative Class	10.16
Class A	10.16
Class C	10.16

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2020	19

Statement of Operations PIMCO Investment Grade Credit Bond Fund

Year Ended March 31, 2020
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$638,986
Dividends	7,464
Dividends from Investments in Affiliates	2,072
Total Income	648,522

Expenses:

Investment advisory fees	36,038
Supervisory and administrative fees	43,856
Distribution and/or servicing fees - Administrative Class	314
Distribution fees - Class C	2,971
Servicing fees - Class A	3,516
Servicing fees - Class C	990
Trustee fees	80
Interest expense	50,752
Miscellaneous expense	15
Total Expenses	138,532
Waiver and/or Reimbursement by PIMCO	(44)
Net Expenses	138,488

Net Investment Income (Loss)	510,034

Net Realized Gain (Loss):

Investments in securities	339,122
Investments in Affiliates	1,513
Exchange-traded or centrally cleared financial derivative instruments	(219,743)
Over the counter financial derivative instruments	43,851
Short sales	(428)
Foreign currency	(5,561)

Net Realized Gain (Loss)	158,754

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(266,019)
Investments in Affiliates	796
Exchange-traded or centrally cleared financial derivative instruments	(111,391)
Over the counter financial derivative instruments	(70,225)
Foreign currency assets and liabilities	(452)

Net Change in Unrealized Appreciation (Depreciation)	(447,291)

Net Increase (Decrease) in Net Assets Resulting from Operations	$221,497

* Foreign tax withholdings	$47

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Investment Grade Credit Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2020	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$510,034	$452,850
Net realized gain (loss)	158,754	(130,036)
Net change in unrealized appreciation (depreciation)	(447,291)	211,092

Net Increase (Decrease) in Net Assets Resulting from Operations	221,497	533,906

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(299,971)	(285,249)
I-2	(193,153)	(122,824)
I-3	(3,389)	(1,465	)(a)
Administrative Class	(4,722)	(5,263)
Class A	(50,873)	(54,193)
Class C	(11,374)	(13,489)

Tax basis return of capital
Institutional Class	0	(9,832)
I-2	0	(4,991)
I-3	0	(95	)(a)
Administrative Class	0	(158)
Class A	0	(2,106)
Class C	0	(623)

Total Distributions(b)	(563,482)	(500,288)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	3,133,983	(852,442)

Total Increase (Decrease) in Net Assets	2,791,998	(818,824)

Net Assets:

Beginning of year	11,812,190	12,631,014
End of year	$14,604,188	$11,812,190

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2020	21

Statement of Cash Flows PIMCO Investment Grade Credit Bond Fund

Year Ended March 31, 2020 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$221,497

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(41,100,057)
Proceeds from sales of long-term securities	38,691,174
(Purchases) Proceeds from sales of short-term portfolio investments, net	(93,285)
(Increase) decrease in deposits with counterparty	(13,467)
(Increase) decrease in receivable for investments sold	(1,757,379)
(Increase) decrease in interest and/or dividends receivable	(17,014)
(Increase) decrease in dividends receivable from Affiliates	4
(Increase) decrease in reimbursement receivable from PIMCO	(1)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(311,843)
Proceeds from (Payments on) over the counter financial derivative instruments	32,597
Increase (decrease) in payable for investments purchased	1,207,045
Increase (decrease) in payable for unfunded loan commitments	(9,158)
Increase (decrease) in deposits from counterparty	7,120
Increase (decrease) in accrued investment advisory fees	557
Increase (decrease) in accrued supervisory and administrative fees	687
Increase (decrease) in accrued distribution fees	(31)
Increase (decrease) in accrued servicing fees	(11)
Proceeds from (Payments on) short sales transactions, net	(428)
Proceeds from (Payments on) foreign currency transactions	(4,420)
Increase (decrease) in other liabilities	(9)
Net Realized (Gain) Loss
Investments in securities	(339,122)
Investments in Affiliates	(1,513)
Exchange-traded or centrally cleared financial derivative instruments	219,743
Over the counter financial derivative instruments	(43,851)
Short sales	428
Foreign currency	5,561
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	266,019
Investments in Affiliates	(796)
Exchange-traded or centrally cleared financial derivative instruments	111,391
Over the counter financial derivative instruments	70,225
Foreign currency assets and liabilities	452
Net amortization (accretion) on investments	15,123
Net Cash Provided by (Used for) Operating Activities	(2,842,762)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	8,686,375
Payments on shares redeemed	(6,076,633)
Cash distributions paid*	(126,373)
Proceeds from reverse repurchase agreements	36,129,919
Payments on reverse repurchase agreements	(35,120,913)
Proceeds from sale-buyback transactions	57,508,002
Payments on sale-buyback transactions	(58,160,700)
Net Cash Received from (Used for) Financing Activities	2,839,677

Net Increase (Decrease) in Cash and Foreign Currency	(3,085)

Cash and Foreign Currency:

Beginning of year	16,388
End of year	$13,303
* Reinvestment of distributions	$433,509

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$49,876
Non Cash Payment in Kind	$1,257

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Credit Bond Fund

March 31, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.2%

Al Convoy (Luxembourg) SARL
TBD% due 01/17/2027		$1,600	$1,504

Altice France S.A.
3.000% (EUR003M + 3.000%) due 01/31/2026 ~	EUR	990	1,015

Altra Industrial Motion Corp.
2.989% (LIBOR03M + 2.000%) due 10/01/2025 ~		$3,534	3,243

American Honda Finance Corp.
2.225% (LIBOR03M + 0.850%) due 03/29/2021 «~		15,500	15,090

Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 «~		2,294	2,007
5.240% (LIBOR03M + 4.250%) due 08/27/2026 «~		3,275	2,735

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(i)		11,123	10,761

Caesars Entertainment Operating Co.
2.989% (LIBOR03M + 2.000%) due 10/07/2024 ~		811	672

Caesars Resort Collection LLC
3.739% (LIBOR03M + 2.750%) due 12/23/2024 ~		15,933	13,088

Camelot U.S. Acquisition 1 Co.
4.239% (LIBOR03M + 3.250%) due 10/31/2026 ~		100	90

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		6,305	4,789

CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~		3,878	3,604

Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		8,040	7,772

Citadel Securities LP
3.739% (LIBOR03M + 2.750%) due 02/27/2026 «~		10,197	9,126

CityCenter Holdings LLC
3.239% (LIBOR03M + 2.250%) due 04/18/2024 ~		5,035	4,463

CommScope, Inc.
4.239% (LIBOR03M + 3.250%) due 04/06/2026 «~		3,284	3,119

Coty, Inc.
3.255% (LIBOR03M + 2.250%) due 04/07/2025 ~		1,094	917

CPG International, Inc.
5.933% (LIBOR03M + 3.750%) due 05/05/2024 «~		11,775	9,891

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSC Holdings LLC
3.112% (LIBOR03M + 2.500%) due 04/15/2027 ~		$6,123	$5,929

Delos Finance SARL
3.200% (LIBOR03M + 1.750%) due 10/06/2023 ~		30,450	27,196

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		8,028	6,081

Diamond Sports Group LLC
4.180% (LIBOR03M + 3.250%) due 08/24/2026 «~		17,413	13,669

Elanco Animal Health, Inc.
TBD% due 02/04/2027		4,400	4,221

Encina Private Credit LLC
TBD% - 3.832% (LIBOR03M + 3.128%) due 11/30/2025 «~µ		35,700	35,700

FrontDoor, Inc.
3.500% (LIBOR03M + 2.500%) due 08/16/2025 «~		5,122	4,943

Genesee & Wyoming, Inc.
3.450% (LIBOR03M + 2.000%) due 12/30/2026 ~		3,600	3,488

HCA, Inc.
2.739% (LIBOR03M + 1.750%) due 03/18/2026 ~		1,328	1,271

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~		15,600	14,547

Iridium Satellite LLC
4.750% (LIBOR03M + 3.750%) due 11/04/2026 ~		3,700	3,534

Jefferies Finance LLC
4.239% - 4.250% (LIBOR03M + 3.250%) due 06/03/2026 ~		9,434	7,936

Level 3 Parent LLC
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~		15,118	14,286

Marriott Ownership Resorts, Inc.
2.739% (LIBOR03M + 1.750%) due 08/29/2025 ~		5,161	4,567

MPH Acquisition Holdings LLC
4.200% (LIBOR03M + 2.750%) due 06/07/2023 «~		1,700	1,547

NCI Building Systems, Inc.
4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~		41,183	36,035

Numericable Group S.A.
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	990	1,015

Parexel International Corp.
3.739% (LIBOR03M + 2.750%) due 09/27/2024 ~		$4,248	3,653

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	23

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PG&E Corp.
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~	$9,768	$9,719

Qatar National Bank SAQ
2.595% (LIBOR03M + 0.900%) due 12/22/2020 «~	5,000	5,000

RegionalCare Hospital Partners Holdings, Inc.
4.739% (LIBOR03M + 3.750%) due 11/17/2025 ~	1,677	1,543

RPI Intermediate Finance Trust
2.739% (LIBOR03M + 1.750%) due 02/11/2027 ~	16,622	15,514

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	3,900	3,478

Sprint Communications, Inc.
3.500% (LIBOR03M + 2.500%) due 02/02/2024 «~	4,189	4,174

SS&C Technologies Holdings Europe SARL
2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~	1,998	1,819

SS&C Technologies, Inc.
2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~	7,429	6,553

State of Qatar
2.571% (LIBOR03M + 0.800%) due 12/21/2020 «~	4,500	4,496
2.721% (LIBOR03M + 0.800%) due 12/21/2020 «~	4,500	4,496

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	25,300	25,361

Sunshine Luxembourg SARL
5.322% (LIBOR03M + 4.250%) due 10/01/2026 «~	14,264	13,052

Toyota Motor Credit Corp.
1.955% (LIBOR03M + 0.580%) due 09/28/2020 «~	23,100	22,754
2.205% (LIBOR03M + 0.830%) due 03/29/2021 «~	37,600	36,623

U.S. Renal Care, Inc.
6.000% (LIBOR03M + 5.000%) due 06/26/2026 ~	4,080	3,668

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	7,572	6,474

USI, Inc.
4.989% (LIBOR03M + 4.000%) due 12/02/2026 «~	3,092	2,829

Western Digital Corp.
3.103% (LIBOR03M + 1.500%) due 02/27/2023 «~	1,500	1,440

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westmoreland Mining Holdings LLC
9.093% (LIBOR03M + 8.250%) due 03/15/2022 ~	$874	$861

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(a)	3,263	2,361

Zayo Group Holdings, Inc.
3.989% (LIBOR03M + 3.000%) due 03/09/2027 ~	8,750	8,203

Total Loan Participations and Assignments (Cost $502,512)		463,922

CORPORATE BONDS & NOTES 71.4%

BANKING & FINANCE 38.0%

AerCap Ireland Capital DAC
2.875% due 08/14/2024	9,900	7,998
3.300% due 01/23/2023	750	623
3.500% due 01/15/2025	7,600	6,469
3.650% due 07/21/2027 (j)	5,400	4,194
3.875% due 01/23/2028 (j)	1,425	1,089
4.125% due 07/03/2023	15,200	12,934
4.250% due 07/01/2020	2,500	2,466
4.450% due 04/03/2026	16,600	14,263

AIA Group Ltd.
1.636% (US0003M + 0.520%) due 09/20/2021 ~	2,300	2,285

AIB Group PLC
4.263% due 04/10/2025 •	5,900	5,942
4.750% due 10/12/2023	5,000	4,959

Aircastle Ltd.
4.250% due 06/15/2026	7,100	6,101
4.400% due 09/25/2023	18,000	17,431

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025	4,600	4,779
3.900% due 06/15/2023	5,000	5,039
4.300% due 01/15/2026	12,535	12,957

Ambac LSNI LLC
6.450% due 02/12/2023 •	12,231	11,711

American Campus Communities Operating Partnership LP
3.300% due 07/15/2026	3,500	3,460
3.625% due 11/15/2027	500	500

American Express Co.
2.500% due 07/30/2024	3,420	3,469
2.750% due 05/20/2022	8,700	8,889
3.700% due 11/05/2021	65	67

American Financial Group, Inc.
3.500% due 08/15/2026	31,350	29,909

American Homes 4 Rent LP
4.250% due 02/15/2028	13,667	13,587

American Honda Finance Corp.
3.375% due 12/10/2021	60	60

24	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American International Group, Inc.
5.750% due 04/01/2048 •		$400	$351
6.250% due 05/01/2036		1,200	1,434

American Tower Corp.
2.750% due 01/15/2027		23,000	22,314
2.800% due 06/01/2020		1,725	1,712
2.950% due 01/15/2025		19,200	19,216
3.125% due 01/15/2027		1,850	1,821
3.375% due 05/15/2024		13,400	13,487
3.375% due 10/15/2026		2,100	2,105
3.700% due 10/15/2049		4,200	4,069
3.800% due 08/15/2029		19,430	19,948
4.000% due 06/01/2025		22,700	23,360
4.400% due 02/15/2026		7,481	7,894

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	3,000	3,191
8.625% due 07/15/2023 (j)		$8,100	7,260
8.625% due 07/15/2023		2,000	1,797

Aroundtown S.A.
5.375% due 03/21/2029		1,200	1,352

Assurant, Inc.
2.482% (US0003M + 1.250%) due 03/26/2021 ~		1,584	1,584
4.200% due 09/27/2023		2,000	2,129

Athene Global Funding
3.138% (US0003M + 1.230%) due 07/01/2022 ~		23,800	23,960
4.000% due 01/25/2022		2,800	2,831

Aviation Capital Group LLC
2.530% (US0003M + 0.950%) due 06/01/2021 ~		700	668
2.875% due 01/20/2022		2,100	1,899
3.500% due 11/01/2027		16,454	12,583
3.875% due 05/01/2023		500	468
4.375% due 01/30/2024		1,700	1,537
4.875% due 10/01/2025		10,591	9,457
6.750% due 04/06/2021		700	694
7.125% due 10/15/2020		10,350	10,235

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		8,600	6,780
3.950% due 07/01/2024		1,235	1,036
5.125% due 10/01/2023		1,500	1,298
5.250% due 05/15/2024		3,750	3,202
5.500% due 01/15/2023		2,525	2,270

AXIS Specialty Finance PLC
4.000% due 12/06/2027		17,200	18,084

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	1,200	1,128

Banco Bradesco S.A.
3.200% due 01/27/2025		$15,000	13,744

Banco BTG Pactual S.A.
4.500% due 01/10/2025		16,000	14,080
5.500% due 01/31/2023		17,633	16,932

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	9,000	$2,655

Banco do Brasil S.A.
4.625% due 01/15/2025		$5,900	5,754
4.750% due 03/20/2024		4,900	4,788
4.875% due 04/19/2023		1,300	1,282

Banco General S.A.
4.125% due 08/07/2027 (j)		3,900	3,621

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027		9,600	8,590

Banco Mercantil del Norte S.A.
6.750% due 09/27/2024 •(g)(h)		9,000	6,912

Banco Santander Chile
2.700% due 01/10/2025		2,000	1,928

Banco Santander Mexico S.A.
4.125% due 11/09/2022		10,000	9,770

Banco Santander S.A.
2.968% (US0003M + 1.120%) due 04/12/2023 ~		4,400	4,230
3.125% due 02/23/2023		600	596
3.848% due 04/12/2023		2,400	2,461
4.379% due 04/12/2028		3,000	3,079

Banco Votorantim S.A.
4.000% due 09/24/2022		10,000	9,710

Bancolombia S.A.
3.000% due 01/29/2025		3,900	3,509
4.625% due 12/18/2029 •(h)		5,000	4,413

Banistmo S.A.
3.650% due 09/19/2022		3,500	3,243

Bank of America Corp.
2.104% (US0003M + 0.790%) due 03/05/2024 ~		1,639	1,536
2.801% (US0003M + 1.000%) due 04/24/2023 ~		17,700	17,189
2.816% due 07/21/2023 •		5,700	5,730
3.004% due 12/20/2023 •		1,800	1,836
3.419% due 12/20/2028 •		19,445	20,118
3.559% due 04/23/2027 •		5,000	5,243
3.970% due 03/05/2029 •		18,700	20,224
8.050% due 06/15/2027		12,000	14,458

Bank of America N.A.
6.000% due 10/15/2036		4,600	6,195

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)	EUR	800	853

Bank of New York Mellon Corp.
2.661% due 05/16/2023 •		$120	121
3.000% due 02/24/2025		7,000	7,388
3.450% due 08/11/2023		3,400	3,542

Barclays Bank PLC
7.625% due 11/21/2022 (h)		33,396	34,180

Barclays PLC
2.375% due 10/06/2023 •	GBP	1,100	1,328

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	25

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.072% (US0003M + 1.380%) due 05/16/2024 ~		$23,285	$20,518
3.122% (US0003M + 1.430%) due 02/15/2023 ~		13,200	12,432
3.200% due 08/10/2021		3,200	3,170
3.250% due 02/12/2027	GBP	3,000	3,538
3.459% (US0003M + 1.625%) due 01/10/2023 ~		$6,000	5,772
3.844% (US0003M + 2.110%) due 08/10/2021 ~		1,900	1,836
4.338% due 05/16/2024 •		2,200	2,125
4.375% due 01/12/2026		33,865	34,563
4.610% due 02/15/2023 •		17,400	17,719
5.088% due 06/20/2030 •		2,500	2,595
7.250% due 03/15/2023 •(g)(h)	GBP	8,765	9,800
7.875% due 09/15/2022 •(g)(h)		200	217
8.000% due 12/15/2020 •(g)(h)	EUR	600	632
8.000% due 06/15/2024 •(g)(h)		$5,600	5,204

BBVA Bancomer S.A.
4.375% due 04/10/2024		3,100	3,092
5.125% due 01/18/2033 •(h)		20,600	17,213
5.875% due 09/13/2034 •(h)		4,600	3,864
6.750% due 09/30/2022		592	591

BGC Partners, Inc.
5.125% due 05/27/2021		21,000	21,186

Blackstone Holdings Finance Co. LLC
1.500% due 04/10/2029 (j)	EUR	12,000	12,814
2.500% due 01/10/2030		$7,000	6,521
4.450% due 07/15/2045		2,300	2,493
5.000% due 06/15/2044		3,900	4,262

BNP Paribas S.A.
3.375% due 01/09/2025		600	597
3.500% due 03/01/2023		18,400	18,482
4.400% due 08/14/2028		14,100	15,192
7.000% due 08/16/2028 •(g)(h)		6,000	5,814
7.375% due 08/19/2025 •(g)(h)		1,000	956

BOC Aviation Ltd.
2.375% due 09/15/2021		1,500	1,504
2.750% due 09/18/2022		3,200	3,295
3.500% due 01/31/2023		6,645	6,978
3.500% due 10/10/2024		8,800	9,431

Boston Properties LP
2.750% due 10/01/2026		35	34
3.400% due 06/21/2029		6,500	6,764

BPCE S.A.
2.024% (US0003M + 1.240%) due 09/12/2023 ~		4,300	4,081
2.375% due 01/14/2025		1,500	1,396
2.700% due 10/01/2029		1,600	1,522
4.000% due 09/12/2023		11,350	11,668
4.000% due 04/15/2024		1,000	1,039

Brandywine Operating Partnership LP
3.950% due 11/15/2027		2,600	2,445

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brighthouse Financial, Inc.
3.700% due 06/22/2027	$5,300	$4,610

Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~	5,000	4,917
3.250% due 09/15/2023	5,200	4,957
3.650% due 06/15/2024	2,200	2,050
3.850% due 02/01/2025	5,475	5,412
3.900% due 03/15/2027	300	299
4.125% due 06/15/2026	3,600	3,765
4.125% due 05/15/2029	1,600	1,644

Brookfield Finance, Inc.
4.000% due 04/01/2024	13,200	13,365
4.850% due 03/29/2029	6,400	6,811

Brookfield Property REIT, Inc.
5.750% due 05/15/2026	900	735

Camden Property Trust
3.500% due 09/15/2024	800	839
4.100% due 10/15/2028	25	26

Cantor Fitzgerald LP
4.875% due 05/01/2024	2,100	2,098
6.500% due 06/17/2022	450	464

Capital One Financial Corp.
2.500% due 05/12/2020	60	60

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	3,000	2,695

CBL & Associates LP
4.600% due 10/15/2024	600	128
5.250% due 12/01/2023 (j)	1,900	449
5.950% due 12/15/2026	22,550	4,329

China Construction Bank New Zealand Ltd.
1.866% (US0003M + 0.750%) due 12/20/2021 ~	9,400	9,425

China Evergrande Group
6.250% due 06/28/2021 (j)	18,200	15,834

CIT Group, Inc.
5.000% due 08/15/2022	3,518	3,457

Citibank N.A.
2.295% (US0003M + 0.600%) due 05/20/2022 ~	13,700	13,242

Citigroup, Inc.
2.603% (US0003M + 1.023%) due 06/01/2024 ~	23,500	21,918
2.876% due 07/24/2023 •	3,000	3,028
2.900% due 12/08/2021	15,700	15,855
3.200% due 10/21/2026	25,290	26,253
3.400% due 05/01/2026	2,200	2,362
3.700% due 01/12/2026	17,100	18,225
4.075% due 04/23/2029 •	5,260	5,590
8.125% due 07/15/2039	2,786	4,409

CME Group, Inc.
3.000% due 03/15/2025 (j)	3,300	3,412
5.300% due 09/15/2043	6,400	8,633

26	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CNA Financial Corp.
3.450% due 08/15/2027		$50	$46

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		2,411	2,148

Cooperatieve Rabobank UA
2.092% (US0003M + 0.860%) due 09/26/2023 ~		2,900	2,694
2.625% due 07/22/2024		3,800	3,699
3.875% due 09/26/2023		11,700	12,051
4.625% due 05/23/2029 (j)	GBP	9,600	12,535
5.500% due 06/29/2020 •(g)(h)(j)	EUR	10,839	11,505
6.625% due 06/29/2021 •(g)(h)(j)		4,000	4,234

Corestate Capital Holding S.A.
3.500% due 04/15/2023		1,100	1,037

Corporate Office Properties LP
5.000% due 07/01/2025		$13,800	14,552

Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		9,800	9,874

Credit Agricole S.A.
2.375% due 01/22/2025		4,500	4,413
2.821% (US0003M + 1.020%) due 04/24/2023 ~		1,100	1,044
3.750% due 04/24/2023		2,400	2,449
7.500% due 06/23/2026 •(g)(h)	GBP	300	341

Credit Suisse AG
2.100% due 11/12/2021		$4,800	4,782
6.500% due 08/08/2023 (h)		38,355	39,211

Credit Suisse Group AG
2.024% (US0003M + 1.240%) due 06/12/2024 ~		15,600	13,790
2.593% due 09/11/2025 •		13,400	12,754
3.574% due 01/09/2023		10,900	11,009
3.869% due 01/12/2029 •		13,950	14,149
4.207% due 06/12/2024 •		34,300	33,765
5.100% due 01/24/2030 •(g)(h)		3,000	2,321
6.250% due 12/18/2024 •(g)(h)		1,500	1,393
6.375% due 08/21/2026 •(g)(h)		11,400	10,015
7.125% due 07/29/2022 •(g)(h)		200	185
7.250% due 09/12/2025 •(g)(h)		7,100	6,448
7.500% due 07/17/2023 •(g)(h)		12,400	11,436
7.500% due 12/11/2023 •(g)(h)		2,080	2,015

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		8,700	8,807
3.800% due 09/15/2022		19,550	19,902
3.800% due 06/09/2023		18,300	18,741
4.109% (US0003M + 2.290%) due 04/16/2021 ~		13,350	13,359
4.550% due 04/17/2026		6,700	7,090

Crown Castle International Corp.
3.200% due 09/01/2024		6,200	6,193
3.400% due 02/15/2021		600	604

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 09/01/2027		$2,443	$2,439
3.700% due 06/15/2026		4,230	4,292
3.800% due 02/15/2028		17,269	17,338
4.000% due 03/01/2027		3,100	3,202
4.000% due 11/15/2049		4,435	4,227
4.300% due 02/15/2029		8,680	9,020
4.450% due 02/15/2026		15,300	16,009
5.250% due 01/15/2023		7,883	8,371

CSN Islands Corp.
6.750% due 01/28/2028		2,900	1,870

CubeSmart LP
3.000% due 02/15/2030		4,225	3,948
4.375% due 02/15/2029		4,600	4,792

CVS Pass-Through Trust
4.704% due 01/10/2036		8,311	9,808

CyrusOne LP
2.900% due 11/15/2024		4,000	3,951
3.450% due 11/15/2029		7,400	6,573

Danske Bank A/S
3.244% due 12/20/2025 •		5,000	4,657

Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	3,700	4,042
2.700% due 07/13/2020		$4,779	4,685
2.818% (US0003M + 0.970%) due 07/13/2020 ~		37,200	36,660
2.882% (US0003M + 1.190%) due 11/16/2022 ~		10,300	9,346
3.041% (US0003M + 1.290%) due 02/04/2021 ~		7,200	6,927
3.150% due 01/22/2021		2,600	2,541
3.300% due 11/16/2022		9,015	8,456
3.961% due 11/26/2025 •		1,400	1,297
4.250% due 10/14/2021		42,900	40,841
6.000% due 10/30/2025 •(g)(h)		4,000	2,688

Digital Realty Trust LP
3.600% due 07/01/2029		4,200	4,108
3.700% due 08/15/2027		35	34

Digital Stout Holding LLC
3.750% due 10/17/2030	GBP	1,100	1,409

Discover Financial Services
4.100% due 02/09/2027		$8,150	7,858
4.500% due 01/30/2026		6,900	7,053
5.200% due 04/27/2022		8,398	8,729

Doctors Co.
6.500% due 10/15/2023		12,300	13,459

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,425	2,463

Duke Realty LP
3.050% due 03/01/2050		2,000	1,625

E*TRADE Financial Corp.
4.500% due 06/20/2028		5,645	5,878

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	27

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eaton Vance Corp.
3.500% due 04/06/2027		$1,200	$1,236

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	8,734	9,344

EPR Properties
3.750% due 08/15/2029		$16,114	12,088
4.500% due 04/01/2025		7,200	6,110
4.500% due 06/01/2027		11,900	10,695
4.750% due 12/15/2026		8,000	7,288
4.950% due 04/15/2028		5,500	5,430

Equinix, Inc.
2.625% due 11/18/2024		4,600	4,324
2.900% due 11/18/2026		400	369

Equitable Holdings, Inc.
4.350% due 04/20/2028		15,400	15,016

ERP Operating LP
4.500% due 06/01/2045		400	408
4.625% due 12/15/2021		45	46

Essex Portfolio LP
2.650% due 03/15/2032		5,000	4,462
3.375% due 04/15/2026		11,400	11,532
3.500% due 04/01/2025		1,875	1,885
3.625% due 08/15/2022		300	298
3.875% due 05/01/2024		3,900	3,916

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028 (j)	EUR	16,400	17,570

Fidelity National Financial, Inc.
5.500% due 09/01/2022		$22,440	24,657

First American Financial Corp.
4.300% due 02/01/2023		9,400	9,472
4.600% due 11/15/2024		5,115	5,728

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		16,300	16,399

Ford Motor Credit Co. LLC
1.574% (US0003M + 0.790%) due 06/12/2020 ~		12,425	12,057
1.744% due 07/19/2024	EUR	5,000	4,323
2.134% (US0003M + 0.930%) due 09/24/2020 ~		$21,500	20,427
2.193% (US0003M + 0.430%) due 11/02/2020 ~		3,400	3,180
2.343% due 11/02/2020		10,250	9,891
2.710% (US0003M + 0.810%) due 04/05/2021 ~		1,300	1,203
2.843% (US0003M + 1.080%) due 08/03/2022 ~		19,400	15,908
3.096% due 05/04/2023		1,000	890
3.219% due 01/09/2022		800	750
3.336% due 03/18/2021		900	864
3.350% due 11/01/2022		200	185
3.470% due 04/05/2021		3,500	3,376
3.550% due 10/07/2022		48,600	45,563
5.750% due 02/01/2021		9,700	9,458
5.875% due 08/02/2021		5,900	5,812

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	$5,600	$4,151
6.750% due 03/15/2022	5,500	5,120

Freedom Mortgage Corp.
8.125% due 11/15/2024	11,880	9,674
8.250% due 04/15/2025	8,400	6,657
10.750% due 04/01/2024	5,300	4,663

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	49,626	53,829

General Motors Financial Co., Inc.
2.685% (US0003M + 1.310%) due 06/30/2022 ~(j)	1,700	1,351
3.200% due 07/13/2020	15,700	15,655
4.200% due 11/06/2021	18,000	17,127
5.100% due 01/17/2024	2,800	2,583

Global Atlantic Fin Co.
4.400% due 10/15/2029	15,800	13,923

GLP Capital LP
3.350% due 09/01/2024	2,900	2,592
4.000% due 01/15/2030	3,200	2,713
5.250% due 06/01/2025	20,455	19,074
5.300% due 01/15/2029	12,337	10,637
5.750% due 06/01/2028	6,300	5,611

Goldman Sachs Group, Inc.
2.364% (US0003M + 1.050%) due 06/05/2023 ~(j)	23,000	22,025
2.801% (US0003M + 1.000%) due 07/24/2023 ~	11,400	10,812
2.862% (US0003M + 1.170%) due 11/15/2021 ~	29,500	28,918
2.905% due 07/24/2023 •	10,500	10,564
3.272% due 09/29/2025 •	110	112
3.449% (US0003M + 1.770%) due 02/25/2021 ~	1,700	1,665
3.750% due 05/22/2025	21,115	21,900
3.850% due 01/26/2027	700	722
4.223% due 05/01/2029 •(j)	44,100	47,184
5.750% due 01/24/2022	13,551	14,389

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	4,100	4,997

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	11,400	10,762

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	8,520	7,966

Grupo Aval Ltd.
4.750% due 09/26/2022	3,331	3,161

Guardian Life Global Funding
2.900% due 05/06/2024	4,900	5,053

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	2,100	2,015

Healthcare Trust of America Holdings LP
3.100% due 02/15/2030	2,300	2,062
3.500% due 08/01/2026	4,000	3,965

28	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

High Street Funding Trust
4.111% due 02/15/2028		$3,500	$3,486

Highwoods Realty LP
3.050% due 02/15/2030		5,600	5,076
4.125% due 03/15/2028		2,200	2,371
4.200% due 04/15/2029		4,000	4,103

Host Hotels & Resorts LP
3.375% due 12/15/2029		2,500	2,113
3.875% due 04/01/2024		5,600	5,287
4.000% due 06/15/2025		6,010	5,599

HSBC Bank PLC
4.125% due 08/12/2020		9,878	9,907

HSBC Holdings PLC
1.434% (US0003M + 0.650%) due 09/11/2021 ~		1,765	1,726
2.164% (US0003M + 1.380%) due 09/12/2026 ~		4,400	4,192
2.292% (US0003M + 0.600%) due 05/18/2021 ~		21,215	20,783
2.633% due 11/07/2025 •		19,500	18,952
2.950% due 05/25/2021		1,500	1,510
3.239% (US0003M + 2.240%) due 03/08/2021 ~		8,300	8,253
3.803% due 03/11/2025 •		15,761	16,433
3.950% due 05/18/2024 •		5,500	5,644
3.973% due 05/22/2030 •		15,800	16,258
4.041% due 03/13/2028 •		600	612
4.292% due 09/12/2026 •		4,500	4,714
4.300% due 03/08/2026		37,200	39,795
4.583% due 06/19/2029 •		8,476	9,040
4.750% due 07/04/2029 •(g)(h)	EUR	8,200	7,828
5.875% due 09/28/2026 •(g)(h)	GBP	12,600	13,992
6.000% due 09/29/2023 •(g)(h)	EUR	4,535	4,688

Hudson Pacific Properties LP
3.250% due 01/15/2030		$10,400	9,653
4.650% due 04/01/2029		4,600	4,731

ICICI Bank Ltd.
5.750% due 11/16/2020		2,000	2,031

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		3,000	2,672

Industrial & Commercial Bank of China Ltd.
1.945% (US0003M + 0.750%) due 12/21/2021 ~		10,300	10,333
2.484% (US0003M + 0.750%) due 11/08/2020 ~		4,400	4,409

ING Groep NV
2.451% (US0003M + 1.000%) due 10/02/2023 ~		11,300	10,657
4.100% due 10/02/2023		4,500	4,626
5.750% due 11/16/2026 •(g)(h)		2,600	2,253

Intercontinental Exchange, Inc.
3.750% due 12/01/2025		1,600	1,692

Intercorp Financial Services, Inc.
4.125% due 10/19/2027 (j)		5,500	5,041

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
8.250% due 12/15/2020		$10,600	$10,540
8.625% due 01/15/2022		15,200	14,754

Intesa Sanpaolo SpA
3.250% due 09/23/2024		500	467
3.375% due 01/12/2023		5,300	5,066
5.017% due 06/26/2024		6,890	7,045
5.710% due 01/15/2026		10,000	9,766
6.500% due 02/24/2021		2,100	2,129

iStar, Inc.
5.250% due 09/15/2022		3,350	3,119

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		11,800	11,237
3.250% due 01/24/2025		4,700	4,405
6.125% due 12/12/2022 •(g)(h)		7,000	6,629

Jackson National Life Global Funding
2.375% due 09/15/2022		7,200	7,187

Jefferies Finance LLC
4.239% due 06/03/2026		17,300	16,126
7.250% due 08/15/2024		8,700	7,558

John Deere Capital Corp.
2.350% due 01/08/2021		30	30

JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		12,700	12,391
2.301% due 10/15/2025 •(j)		22,000	22,040
2.694% (US0003M + 0.900%) due 04/25/2023 ~		31,000	29,913
2.739% due 10/15/2030 •		16,900	17,006
2.776% due 04/25/2023 •		5,000	5,068
3.200% due 06/15/2026		11,000	11,448
3.220% due 03/01/2025 •		15,400	15,988
3.300% due 04/01/2026		11,303	11,886
3.509% due 01/23/2029 •		4,535	4,683
3.540% due 05/01/2028 •		10,100	10,673
3.559% due 04/23/2024 •		240	250
3.702% due 05/06/2030 •		16,000	17,218
3.900% due 07/15/2025		6,930	7,426
4.005% due 04/23/2029 •(j)		21,000	22,615
4.203% due 07/23/2029 •		23,650	26,026

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		250	250

Kaisa Group Holdings Ltd.
7.250% due 06/30/2020		2,000	1,963
7.875% due 06/30/2021		1,700	1,526
8.500% due 06/30/2022		5,900	4,883

KBC Group NV
4.250% due 10/24/2025 •(g)(h)	EUR	8,800	7,679

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$2,500	2,255

Kilroy Realty LP
3.450% due 12/15/2024		200	197
3.800% due 01/15/2023		4,800	4,891

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	29

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 10/01/2025		$4,600	$5,139

KSA Sukuk Ltd.
2.894% due 04/20/2022		6,100	6,131

Lazard Group LLC
3.750% due 02/13/2025		5,583	5,517
4.375% due 03/11/2029		9,700	9,836
4.500% due 09/19/2028		3,500	3,520

LeasePlan Corp. NV
2.875% due 10/24/2024		17,525	17,203

Liberty Mutual Group, Inc.
4.250% due 06/15/2023		9	9

Life Storage LP
3.875% due 12/15/2027		1,700	1,532

Lifestorage LP
3.500% due 07/01/2026		4,300	4,109

Lloyds Bank PLC
3.300% due 05/07/2021		38,050	38,068
7.500% due 04/02/2032 þ		18,200	16,445

Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		1,100	1,074
3.000% due 01/11/2022		3,800	3,792
3.574% due 11/07/2028 •		6,900	6,861
3.750% due 01/11/2027		10,500	10,634
4.050% due 08/16/2023		12,400	12,921
4.375% due 03/22/2028		3,400	3,666
4.450% due 05/08/2025		8,900	9,550
6.375% due 06/27/2020 •(g)(h)	EUR	900	917
7.500% due 09/27/2025 •(g)(h)		$8,400	7,556
7.625% due 06/27/2023 •(g)(h)	GBP	5,248	5,539

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$28,970	27,503

Logicor Financing SARL
1.625% due 07/15/2027	EUR	4,000	4,098

Mack-Cali Realty LP
4.500% due 04/18/2022		$1,000	930

Marsh & McLennan Cos., Inc.
2.750% due 01/30/2022		30	30
3.500% due 06/03/2024		5,400	5,527
3.875% due 03/15/2024		800	839

MassMutual Global Funding
3.400% due 03/08/2026		4,600	4,896

Mercury General Corp.
4.400% due 03/15/2027		800	870

MetLife, Inc.
10.750% due 08/01/2069		4,000	5,575

MGIC Investment Corp.
5.750% due 08/15/2023		10,000	9,346

Mid-America Apartments LP
3.750% due 06/15/2024		1,650	1,629
4.300% due 10/15/2023		25,435	25,336

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
1.833% (US0003M + 1.060%) due 09/13/2021 ~		$34,857	$34,338
2.623% due 07/18/2022		5,315	5,314
2.654% (US0003M + 0.860%) due 07/26/2023 ~		13,500	12,404
2.801% due 07/18/2024		32,000	32,298
2.998% due 02/22/2022		4,000	4,081
3.195% due 07/18/2029		7,000	7,102
3.455% due 03/02/2023		14,100	14,455
3.460% (US0003M + 1.880%) due 03/01/2021 ~		6,268	6,235

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022		6,000	5,838

Mizuho Financial Group, Inc.
1.623% (US0003M + 0.850%) due 09/13/2023 ~		4,100	3,759
1.648% (US0003M + 0.880%) due 09/11/2022 ~		21,000	20,186
1.913% (US0003M + 1.140%) due 09/13/2021 ~		5,200	5,051
2.632% due 04/12/2021		8,000	8,004
2.721% due 07/16/2023 •		38,400	38,670
2.839% due 09/13/2026		2,800	2,728
2.869% due 09/13/2030 •		12,100	11,521

Morgan Stanley
2.732% (US0003M + 0.930%) due 07/22/2022 ~		13,300	12,947
2.750% due 05/19/2022		5,500	5,563
2.954% (US0003M + 1.220%) due 05/08/2024 ~		11,900	11,417
3.625% due 01/20/2027		10,500	11,126
3.750% due 02/25/2023		3,544	3,698
3.875% due 01/27/2026		14,300	15,469
7.500% due 04/02/2032 þ(i)		15,800	13,819

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	9,400	11,429
4.625% due 08/01/2029		$6,300	5,831

MUFG Americas Holdings Corp.
3.000% due 02/10/2025		5,600	5,164

MUFG Bank Ltd.
2.850% due 09/08/2021		13,950	13,885

MUFG Union Bank N.A.
0.816% (SOFRRATE + 0.710%) due 12/09/2022 ~		1,800	1,712
2.100% due 12/09/2022		4,000	3,954
3.150% due 04/01/2022		30	30

Multibank, Inc.
4.375% due 11/09/2022		2,400	2,228

Muthoot Finance Ltd.
4.400% due 09/02/2023		5,500	4,343

Nasdaq, Inc.
3.850% due 06/30/2026		10,000	10,344
4.250% due 06/01/2024		9,100	9,534

30	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationstar Mortgage Holdings, Inc.
8.125% due 07/15/2023	$4,800	$4,723

Nationwide Building Society
3.622% due 04/26/2023 •	5,700	5,672
4.302% due 03/08/2029 •	4,500	4,764
4.363% due 08/01/2024 •	1,600	1,610

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	5,300	4,663

Navient Corp.
5.875% due 03/25/2021	3,400	3,342
6.150% due 03/10/2021	1,300	1,254
6.500% due 06/15/2022	5,655	5,529
6.625% due 07/26/2021	1,600	1,651
7.250% due 01/25/2022	600	589

Neuberger Berman Group LLC
4.500% due 03/15/2027	7,800	7,946

New Metro Global Ltd.
6.500% due 04/23/2021	2,000	1,925

New York Life Insurance Co.
4.450% due 05/15/2069	3,500	3,678

Newmark Group, Inc.
6.125% due 11/15/2023	7,800	7,947

Nippon Life Insurance Co.
3.400% due 01/23/2050 •	3,200	3,083

Nissan Motor Acceptance Corp.
1.765% (US0003M + 0.390%) due 09/28/2020 ~	3,400	3,366
2.650% due 07/13/2022	1,900	1,837
2.738% (US0003M + 0.890%) due 01/13/2022 ~	2,100	2,043
3.150% due 03/15/2021	700	690
3.650% due 09/21/2021	1,100	1,078

Nomura Holdings, Inc.
2.648% due 01/16/2025	1,500	1,471
3.103% due 01/16/2030	11,400	10,763

Nordea Bank Abp
6.625% due 03/26/2026 •(g)(h)	5,000	4,529

Northern Trust Corp.
3.950% due 10/30/2025	70	73

NTT Finance Corp.
1.900% due 07/21/2021	3,650	3,633

Nuveen Finance LLC
4.125% due 11/01/2024	1,000	957

Oaktree Specialty Lending Corp.
3.500% due 02/25/2025	4,000	3,600

Office Properties Income Trust
4.250% due 05/15/2024	2,700	2,617

Ohio National Financial Services, Inc.
5.550% due 01/24/2030	21,300	21,552

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	4,600	4,038
4.375% due 08/01/2023	5,575	5,552

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/01/2027	$2,600	$2,577
4.750% due 01/15/2028	700	751
5.250% due 01/15/2026	600	599

Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022	2,000	1,941
3.875% due 03/20/2027	1,900	1,984
4.125% due 02/01/2029	3,800	4,076

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	675	638

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	500	474
4.500% due 03/15/2023	16,900	14,687
5.250% due 08/15/2022	9,150	8,279

PartnerRe Finance B LLC
3.700% due 07/02/2029	6,400	7,250

Physicians Realty LP
3.950% due 01/15/2028	5,400	5,135
4.300% due 03/15/2027	12,200	11,399

Pinnacol Assurance
8.625% due 06/25/2034 «(i)	6,000	6,774

Piper Jaffray Cos.
4.740% due 10/15/2021	9,800	9,298
5.200% due 10/15/2023	12,200	11,575

PNC Financial Services Group, Inc.
2.550% due 01/22/2030	200	194
3.500% due 01/23/2024	70	73

Principal Financial Group, Inc.
3.700% due 05/15/2029	2,300	2,381

Principal Life Global Funding
2.500% due 09/16/2029	4,100	3,688
3.000% due 04/18/2026	1,800	1,795

Prologis LP
2.250% due 04/15/2030	4,600	4,225

Protective Life Corp.
3.400% due 01/15/2030	14,600	13,773
4.300% due 09/30/2028	10,900	10,364

Protective Life Global Funding
1.999% due 09/14/2021	14,850	14,758

Provident Funding Associates LP
6.375% due 06/15/2025	2,100	1,777

Raymond James Financial, Inc.
3.625% due 09/15/2026	15	15

Regency Centers LP
2.950% due 09/15/2029	4,200	3,969
3.600% due 02/01/2027	2,200	2,221

Reliance Standard Life Global Funding
2.150% due 01/21/2023	1,800	1,760
2.500% due 10/30/2024	2,800	2,687
2.750% due 01/21/2027	3,600	3,358
3.050% due 01/20/2021	1,900	1,886
3.850% due 09/19/2023	5,500	5,924

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	31

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RKPF Overseas Ltd.
6.700% due 09/30/2024		$1,200	$1,089
7.875% due 02/01/2023		1,100	1,062

Ronshine China Holdings Ltd.
8.750% due 10/25/2022		3,000	2,827
11.250% due 08/22/2021		4,300	3,893

Royal Bank of Canada
2.100% due 10/14/2020		1,000	998

Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	780	848
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$27,878	25,266
3.162% (US0003M + 1.470%) due 05/15/2023 ~		4,000	3,801
3.875% due 09/12/2023		1,100	1,113
4.800% due 04/05/2026		9,750	9,711
4.892% due 05/18/2029 •		18,900	20,062
5.076% due 01/27/2030 •		11,000	11,978
6.100% due 06/10/2023		4,500	4,632
7.500% due 08/10/2020 •(g)(h)		13,463	12,416
7.648% due 09/30/2031 •(g)		1,684	2,156
8.000% due 08/10/2025 •(g)(h)		650	611
8.625% due 08/15/2021 •(g)(h)		17,249	16,910

Sabra Health Care LP
3.900% due 10/15/2029		2,700	2,424

Santander Holdings USA, Inc.
3.244% due 10/05/2026		22,600	20,225
4.500% due 07/17/2025		3,650	3,731

Santander UK Group Holdings PLC
2.875% due 10/16/2020		6,700	6,699
2.875% due 08/05/2021		30,900	30,431
3.373% due 01/05/2024 •		9,600	9,680
3.823% due 11/03/2028 •		15,626	16,498
4.750% due 09/15/2025		38,261	38,143
4.796% due 11/15/2024 •		15,000	15,743
7.375% due 06/24/2022 •(g)(h)	GBP	2,430	2,495

Santander UK PLC
1.625% due 02/12/2023		$2,000	2,054
2.100% due 01/13/2023		15,000	14,566
2.125% due 11/03/2020		13,500	13,424
2.200% (US0003M + 0.620%) due 06/01/2021 ~		11,000	10,262
3.400% due 06/01/2021		13,600	13,628

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		18,800	18,676
5.250% due 05/23/2023 (h)		5,700	5,666
5.717% due 06/16/2021		5,500	5,629
6.125% due 02/07/2022		31,650	32,804

SBL Holdings, Inc.
5.125% due 11/13/2026 (j)		5,000	4,850

Scentre Group Trust
3.500% due 02/12/2025		3,300	3,375

Service Properties Trust
4.350% due 10/01/2024		8,500	6,251

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 02/15/2030	$5,100	$3,875
4.500% due 06/15/2023	1,200	902
4.750% due 10/01/2026	15,000	11,402
5.000% due 08/15/2022	3,500	2,507

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023	10,100	7,073
5.950% due 10/24/2022	31,100	24,181

SL Green Operating Partnership LP
2.672% (US0003M + 0.980%) due 08/16/2021 ~	10,200	9,929
3.250% due 10/15/2022	1,926	1,919

SL Green Realty Corp.
4.500% due 12/01/2022	10,550	10,846

SLM Corp.
5.125% due 04/05/2022	4,800	4,164

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	5,800	5,753
3.550% due 04/15/2024	3,700	3,956
4.125% due 07/15/2023	6,000	6,484

Societe Generale S.A.
2.625% due 01/22/2025	1,800	1,737
6.750% due 04/06/2028 •(g)(h)	12,550	10,474

Spirit Realty LP
3.200% due 01/15/2027	5,100	4,649
3.400% due 01/15/2030	5,300	4,570
4.000% due 07/15/2029	5,500	5,393
4.450% due 09/15/2026	7,000	6,670

Springleaf Finance Corp.
5.375% due 11/15/2029	12,300	11,329
7.750% due 10/01/2021	5,000	5,027
8.250% due 12/15/2020	4,100	4,128

Standard Chartered PLC
2.096% (US0003M + 1.200%) due 09/10/2022 ~	7,100	6,900
2.819% due 01/30/2026 •	9,200	8,678
3.785% due 05/21/2025 •	5,100	5,041

State Street Corp.
3.776% due 12/03/2024 •	40	42

Stearns Holdings LLC
5.000% due 11/05/2024	321	212
9.375% due 08/15/2020 «	12,213	0

STORE Capital Corp.
4.500% due 03/15/2028	3,400	3,402
4.625% due 03/15/2029	3,500	3,542

Sumitomo Mitsui Financial Group, Inc.
2.679% (US0003M + 1.680%) due 03/09/2021 ~	30,000	29,681
2.679% (US0003M + 0.860%) due 07/19/2023 ~	3,980	3,925
2.696% due 07/16/2024	44,000	44,062
2.750% due 01/15/2030	4,700	4,578
2.778% due 10/18/2022	8,500	8,645

32	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.934% due 03/09/2021		$5,900	$5,910
2.959% (US0003M + 1.140%) due 10/19/2021 ~		35,000	34,340
3.040% due 07/16/2029		8,000	8,014
3.102% due 01/17/2023		14,000	14,036
3.202% due 09/17/2029 (h)		6,000	6,141

Sunac China Holdings Ltd.
6.875% due 08/08/2020		4,900	4,851
7.250% due 06/14/2022		2,100	1,985
7.350% due 07/19/2021		1,500	1,463
8.375% due 01/15/2021		16,600	16,496
8.625% due 07/27/2020		5,100	5,065

Synchrony Financial
3.700% due 08/04/2026		4,100	3,744
3.950% due 12/01/2027		5,300	4,724
4.375% due 03/19/2024		6,700	6,647

Synovus Bank
2.289% due 02/10/2023 •		5,000	4,931

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •		43,400	44,306

Tesco Property Finance PLC
5.411% due 07/13/2044 (j)	GBP	5,898	8,922
5.661% due 10/13/2041		3,334	5,154
5.801% due 10/13/2040 (j)		6,232	9,726

Times China Holdings Ltd.
7.625% due 02/21/2022		$1,700	1,647

Trust Fibra Uno
4.869% due 01/15/2030 (j)		2,000	1,741
4.869% due 01/15/2030		250	218
5.250% due 12/15/2024		2,000	1,917
5.250% due 01/30/2026 (j)		5,660	5,355
6.390% due 01/15/2050		1,700	1,582
6.950% due 01/30/2044		6,983	6,619

U.S. Bancorp
3.375% due 02/05/2024		60	64

UBS AG
1.579% due 06/08/2020 •		18,650	18,592
2.450% due 12/01/2020		5,500	5,487
5.125% due 05/15/2024 (h)		23,430	23,664
7.625% due 08/17/2022 (h)		40,667	41,907

UBS Group AG
2.642% (US0003M + 0.950%) due 08/15/2023 ~		24,000	22,342
3.126% due 08/13/2030 •		4,100	4,008
3.491% due 05/23/2023		16,700	16,895
4.125% due 09/24/2025		10,850	11,294

UDR, Inc.
2.950% due 09/01/2026		4,400	4,285
3.200% due 01/15/2030		6,100	6,022
3.500% due 01/15/2028		7,225	7,395
4.000% due 10/01/2025		14,000	14,819

UniCredit SpA
5.738% (US0003M + 3.900%) due 01/14/2022 ~		6,400	6,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 06/03/2026 •(g)(h)	EUR	9,200	$9,268
7.830% due 12/04/2023		$43,100	46,084

Vanke Real Estate Hong Kong Co. Ltd.
4.150% due 04/18/2023		6,000	6,149
4.200% due 06/07/2024		7,900	7,995

VEREIT Operating Partnership LP
3.100% due 12/15/2029		8,000	6,933
3.950% due 08/15/2027		2,200	2,095
4.625% due 11/01/2025		12,500	12,255
4.875% due 06/01/2026		6,299	6,080

Virgin Money UK PLC
4.000% due 09/25/2026 •(j)	GBP	6,800	7,898

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	700	761

Vonovia Finance BV
5.000% due 10/02/2023		$1,100	1,199

Vornado Realty LP
3.500% due 01/15/2025		6,200	6,106

Washington Prime Group LP
6.450% due 08/15/2024		28,050	16,655

WEA Finance LLC
3.150% due 04/05/2022		2,340	2,278
3.250% due 10/05/2020		10,250	10,150
3.750% due 09/17/2024		10,905	10,410

Wells Fargo & Co.
2.164% due 02/11/2026 •		14,500	14,171
2.406% due 10/30/2025 •		50,000	49,354
2.625% due 07/22/2022 (j)		41,600	42,142
2.661% (US0003M + 0.930%) due 02/11/2022 ~		18,000	17,658
2.911% (US0003M + 1.110%) due 01/24/2023 ~		41,950	39,098
3.000% due 04/22/2026		31,751	32,753
3.000% due 10/23/2026		6,200	6,366
3.007% (US0003M + 1.230%) due 10/31/2023 ~		11,181	10,675
3.196% due 06/17/2027 •		14,670	15,136
3.584% due 05/22/2028 •		28,906	30,326
4.400% due 06/14/2046		1,250	1,414

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •		1,000	996
2.258% (US0003M + 0.620%) due 05/27/2022 ~		6,000	5,916
2.312% (US0003M + 0.510%) due 10/22/2021 ~		4,500	4,334
2.897% due 05/27/2022 •		12,350	12,421
3.550% due 08/14/2023 (j)		4,200	4,409
3.625% due 10/22/2021		3,900	4,010

Welltower, Inc.
3.625% due 03/15/2024		400	393
4.250% due 04/15/2028		2,500	2,526

Weyerhaeuser Co.
3.250% due 03/15/2023		12,275	12,208

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	33

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/15/2029	$1,700	$1,725
4.625% due 09/15/2023	4,430	4,603
7.125% due 07/15/2023	2,026	2,277
7.375% due 03/15/2032	20,059	23,711
7.950% due 03/15/2025	12,479	14,827
8.500% due 01/15/2025	12,449	15,316

WP Carey, Inc.
4.000% due 02/01/2025	8,000	8,250
4.250% due 10/01/2026	9,100	9,381
4.600% due 04/01/2024	9,164	9,204

XLIT Ltd.
4.450% due 03/31/2025	1,800	1,863

		5,551,944

INDUSTRIALS 26.2%

21Vianet Group, Inc.
7.875% due 10/15/2021	2,600	2,210

AbbVie, Inc.
2.300% due 05/14/2021	65	65
2.300% due 11/21/2022	9,100	9,104
2.346% (US0003M + 0.650%) due 11/21/2022 ~	10,000	9,359
2.850% due 05/14/2023	16,185	16,427
3.200% due 05/14/2026	11,843	12,296

Activision Blizzard, Inc.
3.400% due 09/15/2026	8,200	8,667
3.400% due 06/15/2027	4,800	4,989

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024	10,200	8,776
4.375% due 07/03/2029	10,800	9,344

Adani Transmission Ltd.
4.000% due 08/03/2026	3,075	2,754

Adecoagro S.A.
6.000% due 09/21/2027	2,950	2,303

Adventist Health System
2.952% due 03/01/2029	3,000	2,886

Aetna, Inc.
2.750% due 11/15/2022	35	35
2.800% due 06/15/2023	6,253	6,300

Air Canada Pass-Through Trust
3.300% due 07/15/2031	3,600	3,467
3.600% due 09/15/2028	3,708	3,869
4.125% due 11/15/2026	7,228	7,402
5.375% due 11/15/2022	1,078	1,094

Aker BP ASA
3.000% due 01/15/2025	8,450	6,730
3.750% due 01/15/2030	9,000	6,775

Alcon Finance Corp.
3.000% due 09/23/2029	4,900	4,897

Alimentation Couche-Tard, Inc.
2.700% due 07/26/2022	7,250	7,175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024	$17,460	$16,613

Allergan Funding SCS
3.850% due 06/15/2024	1,854	1,945
4.550% due 03/15/2035	12,302	13,598

Allergan Sales LLC
4.875% due 02/15/2021	12,942	13,146
5.000% due 12/15/2021	3,650	3,784

ALROSA Finance S.A.
4.650% due 04/09/2024	8,300	8,393

Altice France S.A.
5.500% due 01/15/2028	1,400	1,319

American Airlines Pass-Through Trust
3.000% due 04/15/2030	3,898	3,691
3.150% due 08/15/2033	14,966	13,681
3.350% due 04/15/2031	9,004	9,057
3.375% due 11/01/2028	7,231	6,725
3.600% due 03/22/2029	3,243	3,086
3.600% due 04/15/2031	3,400	3,134
3.650% due 02/15/2029	2,643	2,524
3.700% due 04/01/2028	2,652	2,562
4.000% due 01/15/2027	2,351	2,364
5.250% due 07/31/2022	1,090	1,080

Amgen, Inc.
3.625% due 05/22/2024	4,800	5,057
4.663% due 06/15/2051	15,404	19,485

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	20,498	21,483
4.900% due 02/01/2046	19,100	20,941

Anheuser-Busch InBev Worldwide, Inc.
4.600% due 04/15/2048	1,500	1,597
4.750% due 01/23/2029	11,000	12,119
4.750% due 04/15/2058	14,739	15,206
5.450% due 01/23/2039	18,860	22,023
5.550% due 01/23/2049 (j)	5,700	6,734

Anthem, Inc.
2.375% due 01/15/2025	6,900	6,822
3.650% due 12/01/2027	10,100	10,454

AP Moller - Maersk A/S
3.875% due 09/28/2025	12,900	12,518
4.500% due 06/20/2029	8,000	8,184

Apple, Inc.
2.200% due 09/11/2029 (j)	40,200	41,353
2.450% due 08/04/2026	6,700	7,036
3.000% due 06/20/2027	30	33

ArcelorMittal S.A.
3.600% due 07/16/2024	5,800	5,298

Ashtead Capital, Inc.
4.000% due 05/01/2028	8,945	7,733
4.250% due 11/01/2029	3,300	2,819

Autodesk, Inc.
3.600% due 12/15/2022	3,000	3,164

34	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Automatic Data Processing, Inc.
2.250% due 09/15/2020	$60	$60

AutoNation, Inc.
3.350% due 01/15/2021	8,530	8,491

Bacardi Ltd.
4.450% due 05/15/2025	4,500	4,738
4.700% due 05/15/2028	19,600	21,001
5.150% due 05/15/2038	10,500	11,016

Baidu, Inc.
3.500% due 11/28/2022	3,000	3,055
4.375% due 05/14/2024	8,100	8,636
4.375% due 03/29/2028 (j)	9,800	10,733

Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	1,200	1,103

Bayer U.S. Finance LLC
2.750% due 07/15/2021	170	168
3.000% due 10/08/2021	10,957	10,855
3.375% due 07/15/2024	3,900	3,924

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026	6,300	5,837
4.875% due 11/01/2025	800	727

BMW Finance NV
2.250% due 08/12/2022	3,500	3,353

Boeing Co.
2.300% due 08/01/2021	2,900	2,805

Bombardier, Inc.
6.000% due 10/15/2022	1,600	1,212
6.125% due 01/15/2023	3,100	2,205
7.500% due 12/01/2024	900	602
8.750% due 12/01/2021	800	669

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	500	505

Boston Scientific Corp.
3.850% due 05/15/2025	8,672	9,095

Bristol-Myers Squibb Co.
4.350% due 11/15/2047	6,175	7,790
4.550% due 02/20/2048	1,411	1,796

British Airways Pass-Through Trust
3.300% due 06/15/2034	9,396	8,954
3.350% due 12/15/2030	1,000	951
4.625% due 12/20/2025	1,058	1,051

Broadcom Corp.
2.650% due 01/15/2023	3,120	3,051
3.625% due 01/15/2024	75,145	74,502
3.875% due 01/15/2027	5,050	4,825

Broadcom, Inc.
3.125% due 10/15/2022	4,500	4,462
3.625% due 10/15/2024	23,453	23,064
4.250% due 04/15/2026	1,820	1,853
4.750% due 04/15/2029	700	713

Burlington Northern Santa Fe LLC
3.400% due 09/01/2024	1,700	1,775

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 09/01/2025	$35	$37

Caesars Resort Collection LLC
5.250% due 10/15/2025	9,500	6,932

Cameron LNG LLC
2.902% due 07/15/2031	1,400	1,231
3.302% due 01/15/2035	4,500	3,916
3.402% due 01/15/2038	10,600	8,326

Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~	1,500	1,452
3.650% due 03/15/2023	3,862	3,938
3.950% due 03/15/2025	800	846
4.800% due 03/15/2048	8,200	9,915

Canadian Pacific Railway Co.
6.125% due 09/15/2115	10,000	13,350

Cardinal Health, Inc.
4.368% due 06/15/2047	2,000	2,019

Carrier Global Corp.
2.493% due 02/15/2027	10,600	10,167

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	2,148	2,105

Cenovus Energy, Inc.
5.250% due 06/15/2037	8,300	3,732

Centene Corp.
4.625% due 12/15/2029	7,300	7,377

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	10,600	10,776
4.500% due 01/15/2021	500	504

Charter Communications Operating LLC
3.750% due 02/15/2028	24,300	24,490
4.464% due 07/23/2022	32,765	33,885
4.800% due 03/01/2050	13,400	14,029
4.908% due 07/23/2025	11,435	12,341
5.125% due 07/01/2049	28,200	30,136
5.375% due 04/01/2038	7,900	8,556
5.375% due 05/01/2047	6,985	7,581
5.750% due 04/01/2048	15,590	17,776

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	40,500	30,461
5.125% due 06/30/2027	12,827	11,532

Cielo USA, Inc.
3.750% due 11/16/2022	4,500	4,158

Cigna Corp.
1.493% (US0003M + 0.650%) due 09/17/2021 ~	3,600	3,460
2.721% (US0003M + 0.890%) due 07/15/2023 ~	1,900	1,768

Cimarex Energy Co.
4.375% due 06/01/2024	6,217	4,909

Citrix Systems, Inc.
3.300% due 03/01/2030	5,000	4,680

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	35

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Comcast Corp.
2.461% (US0003M + 0.630%) due 04/15/2024 ~	$3,700	$3,470
2.750% due 03/01/2023	85	88
3.250% due 11/01/2039	15,500	16,440
3.950% due 10/15/2025	20,000	22,063

CommonSpirit Health
2.760% due 10/01/2024	12,200	12,211

Community Health Systems, Inc.
6.250% due 03/31/2023	7,975	7,631
6.625% due 02/15/2025	950	886
8.000% due 03/15/2026	3,100	2,962
8.625% due 01/15/2024	23,200	23,076

Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~	1,310	1,296
4.300% due 05/01/2024	19,800	20,596

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)	3,629	1,452
10.000% due 11/09/2024 ^«(a)(b)	530	13

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	408	440
4.750% due 07/12/2022	1,223	1,234

Continental Resources, Inc.
4.375% due 01/15/2028	24,700	11,523
5.000% due 09/15/2022	4,424	2,747

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (a)	2,600	2,402

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026 (j)	17,500	15,183

Costco Wholesale Corp.
2.150% due 05/18/2021	100	101

Cox Communications, Inc.
3.250% due 12/15/2022	8,700	8,825

CRH America Finance, Inc.
3.400% due 05/09/2027	298	297
3.950% due 04/04/2028	3,500	3,468

CRH America, Inc.
3.875% due 05/18/2025	3,200	3,240

Crown Castle Towers LLC
3.222% due 05/15/2042	4,000	4,002
4.241% due 07/15/2048	11,900	12,070

CSC Holdings LLC
5.750% due 01/15/2030 (j)	2,100	2,126

CVS Health Corp.
2.625% due 08/15/2024	2,500	2,513
3.700% due 03/09/2023	16,188	16,872
3.875% due 07/20/2025	24,620	25,485
4.000% due 12/05/2023	1,300	1,360
4.300% due 03/25/2028 (j)	37,400	39,797
5.050% due 03/25/2048	2,500	2,850
5.125% due 07/20/2045	1,185	1,365

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Pass-Through Trust
4.163% due 08/11/2036	$351	$395
5.789% due 01/10/2026	57	63
5.926% due 01/10/2034	383	436
6.036% due 12/10/2028	2,491	2,705
8.353% due 07/10/2031	363	436

D.R. Horton, Inc.
5.750% due 08/15/2023	12,030	12,436

DAE Funding LLC
4.000% due 08/01/2020	1,200	1,186
5.000% due 08/01/2024	3,800	3,467
5.250% due 11/15/2021	2,142	1,959

Daimler Finance North America LLC
2.550% due 08/15/2022	300	288
2.592% (US0003M + 0.900%) due 02/15/2022 ~	6,300	5,841

Danone S.A.
2.077% due 11/02/2021	13,079	13,102

Delhi International Airport Ltd.
6.125% due 10/31/2026	3,900	3,364

Dell International LLC
4.000% due 07/15/2024	24,665	24,932
4.420% due 06/15/2021	59,152	59,806
4.900% due 10/01/2026	2,150	2,146
5.450% due 06/15/2023	40,200	41,303
6.020% due 06/15/2026	5,000	5,331

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	4,084	4,318

Diamond Sports Group LLC
6.625% due 08/15/2027 (j)	400	270

DISH DBS Corp.
5.125% due 05/01/2020	2,200	2,191
6.750% due 06/01/2021	19,488	19,867

Dominion Energy Gas Holdings LLC
3.000% due 11/15/2029	8,250	7,782

DP World Crescent Ltd.
4.848% due 09/26/2028	19,800	18,070

DP World PLC
6.850% due 07/02/2037	5,720	5,503

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	925	824

Edwards Lifesciences Corp.
4.300% due 06/15/2028	6,700	7,320

Embotelladora Andina S.A.
3.950% due 01/21/2050	1,600	1,370

Embraer Netherlands Finance BV
5.050% due 06/15/2025	1,200	1,069
5.400% due 02/01/2027	2,000	1,779

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	2,300	2,096

Enbridge, Inc.
2.195% (US0003M + 0.500%) due 02/18/2022 ~	35,000	32,539

36	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 11/15/2029	$1,700	$1,581
6.250% due 03/01/2078 •	8,700	6,540

Energy Transfer Operating LP
3.750% due 05/15/2030	2,800	2,206
4.050% due 03/15/2025	8,239	7,217
4.250% due 03/15/2023	1,700	1,526
4.750% due 01/15/2026	7,050	6,243
5.150% due 03/15/2045	1,250	972
5.950% due 10/01/2043	1,000	870
6.050% due 06/01/2041	6,400	5,607
6.125% due 12/15/2045	1,500	1,251
6.500% due 02/01/2042	3,600	3,258
6.625% due 10/15/2036	290	271
7.500% due 07/01/2038	4,302	4,567

Energy Transfer Partners LP
4.500% due 11/01/2023	8,900	8,076
5.000% due 10/01/2022	850	775
5.875% due 03/01/2022	9,278	8,722

Entergy Louisiana LLC
3.120% due 09/01/2027	4,300	4,477
4.050% due 09/01/2023	1,160	1,187

Entergy New Orleans LLC
5.100% due 12/01/2020	10,000	10,000

Enterprise Products Operating LLC
4.150% due 10/16/2028	6,130	6,232
4.250% due 02/15/2048	2,485	2,332
4.450% due 02/15/2043	6,890	6,543
4.875% due 08/16/2077 •	9,900	6,817
5.375% due 02/15/2078 •	10,400	7,298
5.700% due 02/15/2042	10,002	10,671

EQM Midstream Partners LP
4.000% due 08/01/2024	18,360	12,879
4.750% due 07/15/2023	11,700	8,511

EQT Corp.
3.000% due 10/01/2022	11,800	9,942
3.900% due 10/01/2027 (j)	9,100	6,345
4.875% due 11/15/2021	516	423
7.000% due 02/01/2030	23,500	17,684

ERAC USA Finance LLC
2.600% due 12/01/2021	288	289
5.250% due 10/01/2020	1,100	1,118

Expedia Group, Inc.
3.250% due 02/15/2030	10,900	8,940

Fairstone Financial, Inc.
7.875% due 07/15/2024	13,308	12,626

FedEx Corp.
3.100% due 08/05/2029	9,998	9,886

Fiserv, Inc.
3.200% due 07/01/2026	6,100	6,292
3.500% due 07/01/2029	8,000	8,515
4.200% due 10/01/2028 (j)	4,905	5,382

Flex Ltd.
4.875% due 06/15/2029	18,100	17,276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		$2,800	$2,814

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		16,300	15,679
4.000% due 09/21/2023		12,400	12,774

Fox Corp.
3.666% due 01/25/2022		2,500	2,555
4.709% due 01/25/2029		9,220	10,136

Freeport Minerals Corp.
9.500% due 06/01/2031		200	211

Front Range BidCo, Inc.
6.125% due 03/01/2028		5,100	4,874

Frontera Energy Corp.
9.700% due 06/25/2023		8,000	5,202

GATX Corp.
2.461% (US0003M + 0.720%) due 11/05/2021 ~		2,000	1,961

General Electric Co.
0.375% due 05/17/2022	EUR	1,400	1,481
3.100% due 01/09/2023		$1,115	1,134
3.450% due 05/15/2024		1,035	1,024
5.550% due 01/05/2026		33,200	35,939
5.875% due 01/14/2038		2,396	2,821
6.875% due 01/10/2039		1,108	1,386

General Motors Co.
2.542% (US0003M + 0.800%) due 08/07/2020 ~		3,975	3,907

Georgia-Pacific LLC
8.000% due 01/15/2024		800	972

Glencore Funding LLC
4.125% due 03/12/2024		10,300	9,487

Global Payments, Inc.
3.200% due 08/15/2029		4,300	4,226

GMR Hyderabad International Airport Ltd.
5.375% due 04/10/2024		2,900	2,479

goeasy Ltd.
5.375% due 12/01/2024		1,500	1,408

Gold Fields Orogen Holdings BVI Ltd.
5.125% due 05/15/2024		10,000	9,487

GTP Acquisition Partners LLC
2.350% due 06/15/2045		11,800	11,937

Gulfstream Natural Gas System LLC
4.600% due 09/15/2025		2,900	3,018

Halliburton Co.
2.920% due 03/01/2030		10,300	8,084

HCA, Inc.
4.125% due 06/15/2029		16,300	16,471
4.750% due 05/01/2023		2,650	2,718
5.000% due 03/15/2024		12,404	12,865
5.125% due 06/15/2039		1,000	1,038
5.250% due 06/15/2026		30	32

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	37

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hess Corp.
7.875% due 10/01/2029		$3,600	$2,906

Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		3,000	2,831
4.875% due 01/15/2030		1,600	1,371

Humana, Inc.
3.150% due 12/01/2022		5,000	4,995

Huntington Ingalls Industries, Inc.
5.000% due 11/15/2025		2,300	2,374

Huntsman International LLC
4.500% due 05/01/2029		17,100	14,621

Hyundai Capital America
1.689% due 09/18/2020 •		11,400	11,341

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (a)	EUR	1,700	1,502

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (a)		2,100	1,783

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (a)		$3,700	2,862

IHS Markit Ltd.
3.625% due 05/01/2024		900	898
4.125% due 08/01/2023		5,900	6,161
4.250% due 05/01/2029		17,242	18,298

Imperial Brands Finance PLC
3.125% due 07/26/2024		9,900	9,698
3.500% due 07/26/2026		8,700	8,049
3.750% due 07/21/2022		11,755	11,765
3.875% due 07/26/2029		18,600	17,513

Innophos Holdings, Inc.
9.375% due 02/15/2028		5,200	5,083

Intel Corp.
1.850% due 05/11/2020		60	60

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		5,500	5,417
3.750% due 10/01/2021		4,500	4,546

JD.com, Inc.
3.375% due 01/14/2030		9,600	9,626

JetBlue Pass-Through Trust
2.750% due 11/15/2033		2,615	2,323

Kansas City Southern
3.125% due 06/01/2026		8,645	8,565
4.950% due 08/15/2045		1,631	1,704

Kinder Morgan Energy Partners LP
6.500% due 04/01/2020		2,610	2,610
6.550% due 09/15/2040		3,300	3,566
6.950% due 01/15/2038		600	626
7.300% due 08/15/2033		7,335	8,425
7.400% due 03/15/2031		500	567
7.500% due 11/15/2040		5,500	6,117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan, Inc.
3.111% (US0003M + 1.280%) due 01/15/2023 ~	$4,700	$3,914
5.300% due 12/01/2034	1,000	967
5.550% due 06/01/2045	4,300	4,433
5.625% due 11/15/2023	2,300	2,407

Kinetic Concepts, Inc.
12.500% due 11/01/2021	3,000	3,026

KLA Corp.
5.000% due 03/15/2049	5,900	7,047

Komatsu Finance America, Inc.
2.118% due 09/11/2020	2,000	1,998
2.437% due 09/11/2022	2,400	2,411

Kraft Heinz Foods Co.
2.304% (US0003M + 0.570%) due 02/10/2021 ~	13,700	12,960
3.950% due 07/15/2025	1,730	1,704
5.000% due 06/04/2042	10,400	9,903
6.500% due 02/09/2040	1,358	1,491
6.875% due 01/26/2039	20,000	23,017
7.125% due 08/01/2039	7,120	8,317

L3Harris Technologies, Inc.
2.250% (US0003M + 0.480%) due 04/30/2020 ~	7,500	7,490

Laboratory Corp. of America Holdings
3.600% due 02/01/2025	15,889	16,550

Lam Research Corp.
2.800% due 06/15/2021	50	50

Las Vegas Sands Corp.
2.900% due 06/25/2025	9,800	8,791
3.200% due 08/08/2024	120,910	109,084
3.500% due 08/18/2026	19,100	17,513

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	2,908	2,642

Level 3 Financing, Inc.
3.875% due 11/15/2029	7,600	7,175

LifePoint Health, Inc.
4.375% due 02/15/2027	100	95

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	7,658	9,001

Marathon Oil Corp.
3.850% due 06/01/2025	6,791	4,902

Marathon Petroleum Corp.
3.625% due 09/15/2024	35	31

Marriott International, Inc.
3.750% due 03/15/2025	3,375	2,951
4.500% due 10/01/2034	6,099	4,981

Marvell Technology Group Ltd.
4.875% due 06/22/2028	11,200	11,627

Masco Corp.
4.500% due 05/15/2047	1,100	967
5.950% due 03/15/2022	3,808	3,880

38	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Institute of Technology
4.678% due 07/01/2114		$150	$207

McDonald’s Corp.
2.625% due 09/01/2029 (j)		13,500	13,087
2.750% due 12/09/2020		25	25
3.625% due 09/01/2049		12,000	12,322

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		38,275	35,531
5.250% due 04/26/2026		21,800	19,785
5.375% due 12/04/2029		5,500	4,785
5.625% due 07/17/2027		8,300	7,297

MGM China Holdings Ltd.
5.375% due 05/15/2024		15,700	14,900
5.875% due 05/15/2026		11,400	10,096

Microchip Technology, Inc.
3.922% due 06/01/2021		3,800	3,705

Micron Technology, Inc.
4.185% due 02/15/2027		7,800	7,917
5.327% due 02/06/2029		6,400	7,040

Mitchells & Butlers Finance PLC
0.937% (BP0003M + 0.450%) due 12/15/2030 ~	GBP	869	1,011

MMK International Capital DAC
4.375% due 06/13/2024		$10,400	10,331

Moody’s Corp.
4.875% due 02/15/2024		1,500	1,625

MPLX LP
4.000% due 03/15/2028		50	45
4.500% due 04/15/2038		9,900	7,768
4.900% due 04/15/2058		2,600	1,759
5.250% due 01/15/2025		6,300	5,556
6.375% due 05/01/2024		2,400	2,285
6.875% due 02/15/2023 •(g)		7,800	4,762

Mylan NV
3.150% due 06/15/2021		3,830	3,796
3.750% due 12/15/2020		34	34

Mylan, Inc.
3.125% due 01/15/2023		10,460	10,157
4.200% due 11/29/2023		13,500	12,889

Netflix, Inc.
3.875% due 11/15/2029	EUR	9,000	9,770

Newcastle Coal Infrastructure Group Pty. Ltd.
4.400% due 09/29/2027		$4,000	3,740

Newell Brands, Inc.
4.100% due 04/01/2023		10,038	10,121
4.200% due 04/01/2026		8,294	8,131

Northrop Grumman Corp.
3.500% due 03/15/2021		50	50

Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		256	243

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		4,460	3,338

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NVR, Inc.
3.950% due 09/15/2022	$4,000	$4,006

NXP BV
4.125% due 06/01/2021	3,900	3,938
4.300% due 06/18/2029	6,000	6,177
4.625% due 06/15/2022	2,950	3,054
4.625% due 06/01/2023	8,100	8,347
4.875% due 03/01/2024	2,600	2,781
5.350% due 03/01/2026	1,100	1,192

Occidental Petroleum Corp.
2.600% due 08/13/2021	2,400	1,922
2.700% due 08/15/2022	7,000	4,994
2.900% due 08/15/2024	8,000	4,368
3.142% (US0003M + 1.450%) due 08/15/2022 ~	5,000	3,352
5.550% due 03/15/2026	1,200	641
6.950% due 07/01/2024	2,679	1,515

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (d)(g)	3,579	39

ONEOK Partners LP
3.375% due 10/01/2022	7,991	7,440
4.900% due 03/15/2025	5,700	4,993
5.000% due 09/15/2023	7,200	6,643

Oracle Corp.
2.950% due 11/15/2024	70	74

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022	646	615
7.250% due 02/01/2028	795	690

Otis Worldwide Corp.
2.293% due 04/05/2027	10,000	9,614

Owens Corning
4.300% due 07/15/2047	10,079	8,659
4.400% due 01/30/2048	1,900	1,630

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	2,930	2,964
6.000% due 04/07/2023	8,600	9,407

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	18,400	17,205
3.900% due 02/01/2024	4,600	4,577
4.125% due 08/01/2023	7,800	8,070
4.875% due 07/11/2022	1,700	1,770

PerkinElmer, Inc.
3.300% due 09/15/2029	16,700	15,881

Perrigo Finance Unlimited Co.
4.375% due 03/15/2026	2,200	2,278

Petra Diamonds U.S. Treasury PLC
7.250% due 05/01/2022	3,750	881

Petroleos Mexicanos
6.500% due 03/13/2027	32,575	24,387
6.500% due 01/23/2029	34,300	25,075
6.750% due 09/21/2047	2,500	1,624
6.840% due 01/23/2030	34,500	25,143

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	39

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.950% due 01/28/2060	$2,495	$1,693
7.690% due 01/23/2050	6,192	4,367

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	300	285

Phillips 66 Partners LP
3.605% due 02/15/2025	65	62

Phosagro OAO Via Phosagro Bond Funding DAC
3.050% due 01/23/2025	8,500	8,113

Pioneer Natural Resources Co.
3.950% due 07/15/2022	3,277	3,160
4.450% due 01/15/2026	17,588	17,445
7.200% due 01/15/2028	4,497	4,384

Prosus NV
3.680% due 01/21/2030	2,500	2,271

QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(b)	3,621	0

QVC, Inc.
4.375% due 03/15/2023	6,400	6,060
4.450% due 02/15/2025	7,535	6,212
4.850% due 04/01/2024	3,374	2,924
5.125% due 07/02/2022	6,527	5,482
5.450% due 08/15/2034	10,600	7,796

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	851

Reckitt Benckiser Treasury Services PLC
1.764% (US0003M + 0.560%) due 06/24/2022 ~	2,200	2,122

RELX Capital, Inc.
4.000% due 03/18/2029	25	26

Rockies Express Pipeline LLC
3.600% due 05/15/2025	10,200	7,073
4.800% due 05/15/2030	6,200	3,733

S&P Global, Inc.
4.400% due 02/15/2026	25	28

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027	15,566	13,266
5.625% due 04/15/2023	1,200	1,118
5.625% due 03/01/2025	6,800	6,253
5.750% due 05/15/2024	13,010	12,232
5.875% due 06/30/2026	10,705	10,217
6.250% due 03/15/2022	7,000	6,795

Sands China Ltd.
4.600% due 08/08/2023	7,200	7,405
5.125% due 08/08/2025	22,200	21,062
5.400% due 08/08/2028	8,200	7,754

Sasol Financing USA LLC
5.875% due 03/27/2024	14,800	6,223

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	1,700	1,695
2.875% due 09/23/2023	65	66

Southern Co.
2.950% due 07/01/2023	70	71

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southwest Airlines Co.
2.650% due 11/05/2020	$50	$49

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022	1,771	1,769

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	3,800	3,296
3.950% due 06/15/2023	11,010	9,559
4.600% due 06/15/2028	19,281	16,618

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	1,165	1,095
4.100% due 10/01/2029	2,448	2,389

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	5,325	5,318
4.738% due 09/20/2029	19,100	19,649

Standard Industries, Inc.
4.750% due 01/15/2028	5,800	5,382
5.000% due 02/15/2027	8,900	8,161

Stanley Black & Decker, Inc.
4.000% due 03/15/2060 •	5,500	5,297

Station Casinos LLC
4.500% due 02/15/2028	3,100	2,534

Steel Dynamics, Inc.
3.450% due 04/15/2030	3,700	3,373

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	3,300	3,367

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	5,861	4,948
5.350% due 05/15/2045	7,100	5,603

Suntory Holdings Ltd.
2.550% due 06/28/2022	4,000	4,004

Syngenta Finance NV
3.125% due 03/28/2022	700	612
4.441% due 04/24/2023	10,900	10,280
4.892% due 04/24/2025	5,500	5,403
5.182% due 04/24/2028	28,373	24,284

Tech Data Corp.
3.700% due 02/15/2022	3,500	3,467

TEGNA, Inc.
4.625% due 03/15/2028	1,300	1,150

Telefonica Emisiones S.A.
4.665% due 03/06/2038	7,600	8,207

Tencent Holdings Ltd.
2.758% (US0003M + 0.910%) due 04/11/2024 ~	7,000	6,861
3.575% due 04/11/2026	13,500	14,405
3.975% due 04/11/2029	23,900	26,633

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	19,274	16,403

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021	4,127	3,992

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	480	443

40	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 11/10/2021	$12,754	$12,330

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021 (j)	3,391	3,258

Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~	17,300	17,301

Thermo Fisher Scientific, Inc.
2.600% due 10/01/2029	5,500	5,341
2.950% due 09/19/2026	4,900	4,971
3.000% due 04/15/2023	12,800	13,145

Thomson Reuters Corp.
3.350% due 05/15/2026	6,600	6,619

Time Warner Cable LLC
4.125% due 02/15/2021	1,500	1,505
4.500% due 09/15/2042	9,000	8,501

Times Square Hotel Trust
8.528% due 08/01/2026	477	520

TransCanada PipeLines Ltd.
4.250% due 05/15/2028	40	41
5.600% due 03/31/2034	5,258	5,632

Transcontinental Gas Pipe Line Co. LLC
7.850% due 02/01/2026	12,066	13,765

Transocean Guardian Ltd.
5.875% due 01/15/2024	10,104	8,158

Transocean Pontus Ltd.
6.125% due 08/01/2025	1,587	1,297

Transocean, Inc.
7.250% due 11/01/2025	3,800	1,939

Trimble, Inc.
4.150% due 06/15/2023	4,300	4,356
4.900% due 06/15/2028	9,200	9,929

Trinity Acquisition PLC
4.400% due 03/15/2026	35	37

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	3,110	2,596

Twitter, Inc.
3.875% due 12/15/2027	1,000	969

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	391	392
7.125% due 04/22/2025	1,281	1,386

Unigel Luxembourg S.A.
8.750% due 10/01/2026	8,900	5,385

United Airlines Pass-Through Trust
2.700% due 11/01/2033	3,650	3,336
2.875% due 04/07/2030	17,742	16,518
3.100% due 01/07/2030	1,263	1,176
3.100% due 04/07/2030	4,561	4,294
3.450% due 01/07/2030	9,723	9,027
3.700% due 09/01/2031	3,452	3,346
4.150% due 02/25/2033	10,666	11,221

United Parcel Service, Inc.
2.050% due 04/01/2021	65	65

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UnitedHealth Group, Inc.
2.700% due 07/15/2020		$35	$35
2.750% due 02/15/2023		55	57

Universal Health Services, Inc.
4.750% due 08/01/2022		2,000	2,004

Univision Communications, Inc.
5.125% due 02/15/2025		6,700	5,762

Vale Overseas Ltd.
6.250% due 08/10/2026		14,500	15,741
6.875% due 11/21/2036		4,996	5,600
6.875% due 11/10/2039		3,600	4,006

Vale S.A.
3.750% due 01/10/2023	EUR	700	760

Valero Energy Corp.
4.350% due 06/01/2028		$25	24

Valero Energy Partners LP
4.375% due 12/15/2026		2,500	2,103
4.500% due 03/15/2028		8,100	7,317

Virgin Australia Holdings Ltd.
8.125% due 11/15/2024		2,800	1,303

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	5,800	6,517
5.250% due 05/15/2029		1,000	1,168

Viterra, Inc.
5.950% due 08/01/2020		$470	473

VMware, Inc.
2.950% due 08/21/2022		14,600	14,654
3.900% due 08/21/2027		16,145	15,958

Volkswagen Group of America Finance LLC
2.064% (US0003M + 0.860%) due 09/24/2021 ~		3,200	2,931
2.477% (US0003M + 0.770%) due 11/13/2020 ~		5,400	5,332
2.653% (US0003M + 0.940%) due 11/12/2021 ~		7,700	7,537
4.000% due 11/12/2021		5,900	5,840

Vulcan Materials Co.
1.341% (US0003M + 0.600%) due 06/15/2020 ~		4,250	4,217

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024		2,600	2,559

Western Digital Corp.
4.750% due 02/15/2026		7,600	7,754

Western Midstream Operating LP
5.250% due 02/01/2050		4,700	1,939

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		23,113	21,301

Weyerhaeuser Co.
7.350% due 07/01/2026		2,000	2,222
9.000% due 10/01/2021		1,500	1,606

Williams Cos., Inc.
4.850% due 03/01/2048		6,000	5,626

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	41

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Woodside Finance Ltd.
3.650% due 03/05/2025	$9,700	$9,089
3.700% due 09/15/2026	11,375	11,124
3.700% due 03/15/2028	6,100	5,877
4.500% due 03/04/2029	10,000	9,118

WRKCo, Inc.
3.900% due 06/01/2028	7,400	7,614

Wyndham Destinations, Inc.
4.625% due 03/01/2030	5,700	4,421

Wynn Las Vegas LLC
5.250% due 05/15/2027	2,100	1,908

Wynn Macau Ltd.
4.875% due 10/01/2024	20,050	18,922
5.125% due 12/15/2029	7,535	6,386
5.500% due 10/01/2027	41,220	36,850

Wynn Resorts Finance LLC
5.125% due 10/01/2029	1,800	1,648

Yara International ASA
4.750% due 06/01/2028	16,500	16,753

Yellowstone Energy LP
5.750% due 12/31/2026 «	3,205	3,651

Yingde Gases Investment Ltd.
6.250% due 01/19/2023	1,100	1,015

ZF North America Capital, Inc.
4.500% due 04/29/2022	3,329	3,110

Ziggo BV
5.500% due 01/15/2027	270	271

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	7,773	7,773
3.550% due 04/01/2025	18,922	19,082
3.700% due 03/19/2023	1,000	1,026

Zoetis, Inc.
3.000% due 09/12/2027	2,300	2,324
3.250% due 02/01/2023	80	82

		3,830,515

UTILITIES 7.2%

American Electric Power Co., Inc.
3.200% due 11/13/2027	65	65
3.650% due 12/01/2021	9,300	9,420

American Transmission Systems, Inc.
5.250% due 01/15/2022	4,275	4,550

AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~(j)	59,700	57,978
2.594% (US0003M + 0.890%) due 02/15/2023 ~	3,925	3,706
2.781% (US0003M + 0.950%) due 07/15/2021 ~	4,500	4,423
3.800% due 02/15/2027	1,860	1,937
4.100% due 02/15/2028	13,351	14,054

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 03/01/2027	$155	$166
4.300% due 02/15/2030	39,979	43,116
4.500% due 03/09/2048	5,600	6,107
4.550% due 03/09/2049	18,815	20,348
4.750% due 05/15/2046	4,500	5,021
4.800% due 06/15/2044	2,025	2,266
5.150% due 03/15/2042	4,200	4,837
5.150% due 11/15/2046	10,330	12,204
5.350% due 09/01/2040	636	743
5.450% due 03/01/2047	22,000	26,516

Azure Power Energy Ltd.
5.500% due 11/03/2022	2,519	2,321

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024	9,000	7,704

Berkshire Hathaway Energy Co.
2.375% due 01/15/2021	45	45
4.450% due 01/15/2049	4,850	5,618

Bharti Airtel International Netherlands BV
5.350% due 05/20/2024	1,500	1,470

Black Hills Corp.
3.875% due 10/15/2049	5,500	4,756

BP Capital Markets America, Inc.
3.410% due 02/11/2026	45	45

British Telecommunications PLC
3.250% due 11/08/2029	1,000	981

CenterPoint Energy, Inc.
2.500% due 09/01/2024	4,900	4,821

Clearway Energy Operating LLC
5.750% due 10/15/2025	2,700	2,690

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	12,005	11,789

Delmarva Power & Light Co.
3.500% due 11/15/2023	40	41

Dominion Energy, Inc.
2.579% due 07/01/2020	30	30

Drax Finco PLC
6.625% due 11/01/2025	3,200	3,228

Duke Energy Carolinas LLC
2.450% due 08/15/2029	16,100	15,832
2.500% due 03/15/2023	1,000	1,012
2.950% due 12/01/2026	160	168
3.200% due 08/15/2049	500	508

Duke Energy Corp.
2.204% (US0003M + 0.500%) due 05/14/2021 ~	3,000	2,969
2.400% due 08/15/2022	12,619	12,612
2.650% due 09/01/2026	4,099	4,077
3.550% due 09/15/2021	50	51
3.750% due 04/15/2024	35	36

Duke Energy Florida LLC
3.200% due 01/15/2027	1,100	1,146

Duquesne Light Holdings, Inc.
3.616% due 08/01/2027	15,400	15,202

42	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Edison International
3.125% due 11/15/2022		$6,500	$6,396
5.750% due 06/15/2027		11,400	11,874

Electricite de France S.A.
4.875% due 01/22/2044		500	551

Emera U.S. Finance LP
4.750% due 06/15/2046		15,000	13,887

Enable Midstream Partners LP
4.400% due 03/15/2027		18,850	9,159
4.950% due 05/15/2028		5,000	2,499

Enel Finance International NV
2.875% due 05/25/2022		10,000	9,680
3.625% due 05/25/2027		14,262	14,514
4.250% due 09/14/2023		2,500	2,562

Entergy Arkansas LLC
3.700% due 06/01/2024		594	625

Entergy Corp.
5.125% due 09/15/2020		3,800	3,799

Eversource Energy
2.900% due 10/01/2024		3,200	3,288

Exelon Corp.
3.950% due 06/15/2025		11,708	11,783
5.150% due 12/01/2020		4,500	4,544

Exelon Generation Co. LLC
4.000% due 10/01/2020		2,500	2,491
6.250% due 10/01/2039		990	935

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		17,000	17,020
6.000% due 11/27/2023		12,900	13,583

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	200	220
3.125% due 11/17/2023		700	784
4.250% due 04/06/2024 (j)	GBP	5,600	6,945
4.950% due 07/19/2022		$3,700	3,758
5.150% due 02/11/2026		5,900	6,186
6.510% due 03/07/2022		48,800	50,650

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		16,000	14,816

Georgia Power Co.
2.650% due 09/15/2029		9,800	9,650
3.250% due 03/30/2027		420	429
3.700% due 01/30/2050		4,200	4,413

Greenko Dutch BV
5.250% due 07/24/2024		4,100	3,319

Greenko Investment Co.
4.875% due 08/16/2023		4,000	3,279

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		17,400	14,438

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		8,150	8,473

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022		4,000	3,846

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.900% due 04/01/2024	$13,200	$12,347

Mississippi Power Co.
3.950% due 03/30/2028	9,000	9,290

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	27,900	27,450
2.399% (US0003M + 0.720%) due 02/25/2022 ~	6,400	6,225
3.150% due 04/01/2024	5,900	6,049
3.250% due 04/01/2026	975	1,011
4.800% due 12/01/2077 •	4,300	3,594
5.650% due 05/01/2079 •	5,000	4,624

NGPL PipeCo LLC
4.875% due 08/15/2027	5,000	4,463

NiSource, Inc.
2.650% due 11/17/2022	15	15
3.490% due 05/15/2027	25	25

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	16,482	16,551

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	652	553

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	2,818	926

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	5,878	4,732

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)	15,547	1,943

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (a)(i)	13,800	9,539

ONEOK, Inc.
2.750% due 09/01/2024	9,800	8,018
4.550% due 07/15/2028	29,135	24,564
4.950% due 07/13/2047	5,500	4,368
5.200% due 07/15/2048	3,985	3,140

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(b)	1,500	1,483
3.250% due 09/15/2021 ^(b)	3,407	3,369
3.300% due 03/15/2027 ^(b)	3,800	3,658
3.300% due 12/01/2027 ^(b)	18,500	17,808
3.500% due 10/01/2020 ^(b)	5,450	5,360
3.850% due 11/15/2023 ^(b)	545	539
4.250% due 05/15/2021 ^(b)	5,100	5,042
4.650% due 08/01/2028 ^(b)	11,400	11,953

Pennsylvania Electric Co.
6.150% due 10/01/2038	1,600	1,920

Petrobras Global Finance BV
5.999% due 01/27/2028	5,000	4,870

Piedmont Natural Gas Co., Inc.
3.640% due 11/01/2046	1,500	1,443

Plains All American Pipeline LP
2.850% due 01/31/2023	5,402	4,709
3.600% due 11/01/2024	12,900	10,628

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	43

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.850% due 10/15/2023	$25,812	$22,762
4.500% due 12/15/2026	3,167	2,565
4.650% due 10/15/2025	1,927	1,563

PPL WEM Ltd.
5.375% due 05/01/2021	2,200	2,246

Public Service Co. of Oklahoma
4.400% due 02/01/2021	1,850	1,894

Public Service Enterprise Group, Inc.
2.000% due 11/15/2021	1,200	1,177

ReNew Power Synthetic
6.670% due 03/12/2024	11,100	8,442

Rio Oil Finance Trust
8.200% due 04/06/2028	18,000	16,380
9.750% due 01/06/2027	11,158	10,656

San Diego Gas & Electric Co.
4.100% due 06/15/2049	9,500	9,776

Sempra Energy
1.191% (US0003M + 0.450%) due 03/15/2021 ~	3,500	3,450
2.331% (US0003M + 0.500%) due 01/15/2021 ~	1,000	947
2.900% due 02/01/2023	4,900	4,875
3.400% due 02/01/2028	2,840	2,855
3.550% due 06/15/2024	5,700	5,757
3.750% due 11/15/2025	3,713	3,684

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023	900	950

Southern California Edison Co.
2.850% due 08/01/2029	8,000	7,765
3.700% due 08/01/2025	8,800	9,076
3.900% due 12/01/2041	1,100	1,084
3.900% due 03/15/2043	6,100	6,327
4.000% due 04/01/2047	15,600	16,318
4.650% due 10/01/2043	600	662
4.875% due 03/01/2049	8,468	9,825
6.650% due 04/01/2029	5,739	6,791

Southern California Gas Co.
2.550% due 02/01/2030	2,200	2,155

Southern Co. Gas Capital Corp.
3.250% due 06/15/2026	5,475	5,402
3.875% due 11/15/2025	2,300	2,418
4.400% due 05/30/2047	5,154	5,132

Southern Power Co.
1.666% (US0003M + 0.550%) due 12/20/2020 ~	6,700	6,595
2.500% due 12/15/2021	3,700	3,647

Sprint Communications, Inc.
7.000% due 08/15/2020	618	624

Sprint Corp.
7.125% due 06/15/2024	600	663
7.250% due 09/15/2021	19,881	20,600
7.250% due 02/01/2028	500	504
7.875% due 09/15/2023	3,100	3,437

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Targa Resources Partners LP
5.500% due 03/01/2030	$5,200	$4,063

Telstra Corp. Ltd.
4.800% due 10/12/2021	3,600	3,713

Transcanada Trust
5.300% due 03/15/2077 •(j)	22,550	16,850

Transocean Proteus Ltd.
6.250% due 12/01/2024	700	566

Verizon Communications, Inc.
4.522% due 09/15/2048	6,100	7,734
4.672% due 03/15/2055	2,526	3,233
4.862% due 08/21/2046	100	131

Vistra Operations Co. LLC
3.550% due 07/15/2024	5,000	4,715

		1,049,223

Total Corporate Bonds & Notes (Cost $10,916,327)		10,431,682

MUNICIPAL BONDS & NOTES 0.0%

MICHIGAN 0.0%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	2,230	2,208

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,075	2,013

Total Municipal Bonds & Notes (Cost $4,156)		4,221

U.S. GOVERNMENT AGENCIES 11.8%

Fannie Mae, TBA
3.000% due 06/01/2040	27,500	28,739

Freddie Mac
6.158% due 11/25/2055 «~	3,432	2,088
9.947% due 03/25/2029 •	498	311

Uniform Mortgage-Backed Security
3.000% due 01/01/2045	288	306
3.500% due 07/01/2046 (j)	4,161	4,468
4.000% due 08/01/2048 - 08/01/2049	2,385	2,550
4.000% due 02/01/2049 (j)	2,483	2,651

Uniform Mortgage-Backed Security, TBA
2.500% due 06/01/2050	288,000	297,249
3.000% due 04/01/2050 - 05/01/2050	304,000	318,446
3.500% due 04/01/2050 - 05/01/2050	659,900	698,074

44	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/01/2050 - 05/01/2050	$348,250	$371,822

Total U.S. Government Agencies (Cost $1,686,910)		1,726,704

U.S. TREASURY OBLIGATIONS 22.6%

U.S. Treasury Bonds
2.250% due 08/15/2049 (j)	79,244	96,436
2.375% due 11/15/2049 (j)	412,360	515,015
2.500% due 02/15/2045 (n)	41,640	52,016
2.500% due 02/15/2046 (j)(l)(n)	89,225	112,180
2.500% due 05/15/2046 (j)	93,508	117,663
2.875% due 08/15/2045 (l)(n)	27,317	36,533
2.875% due 05/15/2049 (j)	321,786	439,527
3.000% due 05/15/2042 (l)(n)	2,650	3,559
3.000% due 02/15/2049 (j)	237,819	331,711
3.125% due 02/15/2042 (l)(n)	74,170	101,404
3.125% due 08/15/2044 (j)(l)(n)	70,025	96,555
3.375% due 05/15/2044 (j)	170,784	244,208

U.S. Treasury Inflation Protected Securities (f)
0.250% due 07/15/2029 (l)	43,764	45,496
0.375% due 07/15/2025 (l)	10,551	10,767
0.375% due 01/15/2027 (l)	21,143	21,659
0.500% due 01/15/2028 (l)	22,880	23,862

U.S. Treasury Notes
0.375% due 03/31/2022 (n)	98,100	98,370
0.500% due 03/31/2025	175,000	176,124
1.500% due 02/15/2030	166,000	178,978
1.625% due 11/30/2026 (j)	50,000	53,576
2.875% due 05/15/2028 (l)(n)	118,068	139,293
2.875% due 08/15/2028 (j)(l)(n)	103,266	122,177
3.125% due 11/15/2028 (j)(l)(n)	231,454	279,571

Total U.S. Treasury Obligations (Cost $2,757,326)		3,296,680

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%

American Home Mortgage Assets Trust
2.906% due 10/25/2046 •	2,225	1,625

American Home Mortgage Investment Trust
3.283% due 11/25/2045 ^•	807	527

Banc of America Alternative Loan Trust
5.750% due 11/25/2035 ^	563	514

Banc of America Funding Trust
0.963% due 10/20/2036 •	1,950	1,530
1.053% due 06/20/2047 •	1,345	1,044
1.347% due 05/25/2037 ^•	517	409
35.873% due 07/25/2047 ^•	930	2,015

BCAP LLC Trust
1.167% due 05/25/2047 ^•	1,117	920
4.034% due 07/26/2036 ~	202	165

Bear Stearns ALT-A Trust
1.267% due 08/25/2036 •	700	790
3.775% due 03/25/2036 ^~	239	187

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.787% due 04/25/2035 ~	$15,544	$13,664
3.884% due 08/25/2036 ^~	1,226	747

ChaseFlex Trust
1.287% due 08/25/2037 •	538	534

Chevy Chase Funding LLC Mortgage-Backed Certificates
1.227% due 01/25/2035 •	962	888

Citigroup Mortgage Loan Trust
3.228% due 09/25/2059 þ	5,472	5,435
3.605% due 03/25/2037 ^~	393	306

Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~	1,049	807

Countrywide Alternative Loan Trust
0.963% due 09/20/2046 •	2,499	2,068
0.983% due 09/20/2046 •	2,589	1,862
1.107% due 07/25/2036 •	990	930
1.117% due 11/25/2036 •	104	102
1.137% due 09/25/2046 ^•	2,642	2,229
1.157% due 04/25/2047 •	2,032	1,326
1.297% due 05/25/2037 ^•	865	303
3.316% due 08/25/2035 ^•	2,393	1,928
5.500% due 01/25/2036	1,464	1,223
6.000% due 03/25/2036 ^	1,095	763
6.000% due 05/25/2036 ^	109	76
6.000% due 06/25/2037	1,897	1,140
6.500% due 12/25/2036 ^	438	285

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035	10,623	9,904

Credit Suisse Mortgage Capital Certificates
3.549% due 08/26/2058	7,264	7,553
3.716% due 06/26/2037 ~	4,562	4,412
4.091% due 04/28/2037 ~	1,835	1,665

Credit Suisse Mortgage Capital Trust
3.318% due 12/26/2059 ~	2,183	2,243
3.319% due 10/27/2059 ~	6,501	6,385
3.322% due 10/25/2058 ~	1,373	1,436
3.625% due 05/27/2037 ~	4,403	2,960

DBUBS Mortgage Trust
4.537% due 07/10/2044	300	305

Deephaven Residential Mortgage Trust
5.269% due 06/25/2047 ~	3,000	2,827

GSR Mortgage Loan Trust
1.167% due 08/25/2046 •	22,506	7,183

HarborView Mortgage Loan Trust
0.955% due 12/19/2036 •	3,164	2,294
1.250% due 01/19/2036 •	2,571	1,786
4.088% due 06/19/2036 ^~	905	579

HSI Asset Loan Obligation Trust
6.000% due 09/25/2037 ^	153	138

IndyMac Mortgage Loan Trust
1.427% due 07/25/2035 •	10,793	9,203

JPMorgan Alternative Loan Trust
3.929% due 05/25/2037 ^~	1,288	1,017

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	45

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.310% due 08/25/2036 ^þ	$2,139	$1,892

Lehman Mortgage Trust
6.000% due 07/25/2037 ^	321	276

Merrill Lynch Mortgage Investors Trust
4.870% due 05/25/2033 ~	6	6

Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036 ^~	432	148

Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037 ~	31	33

Morgan Stanley Resecuritization Trust
2.167% due 12/26/2046 •	12,221	11,520

MortgageIT Mortgage Loan Trust
1.147% due 04/25/2036 •	6,074	4,957

New Century Alternative Mortgage Loan Trust
6.167% due 07/25/2036 ^þ	1,153	488

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	39,310	39,651

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	59,353	59,476
4.500% due 05/25/2058 ~	14,328	14,886

Residential Accredit Loans, Inc. Trust
1.127% due 05/25/2036 •	1,588	1,330
1.137% due 08/25/2036 ^•	1,321	1,145
1.157% due 04/25/2046 •	7,289	2,684
2.910% due 10/25/2037 ~	6,600	5,297
4.383% due 07/25/2035 ~	279	238
4.682% due 01/25/2036 ^~	1,899	1,617
5.013% due 09/25/2035 ^~	127	105

Structured Adjustable Rate Mortgage Loan Trust
1.247% due 08/25/2036 ^•	942	656
3.840% due 05/25/2036 ^~	1,552	1,175
4.059% due 02/25/2036 ^~	366	320

TBW Mortgage-Backed Trust
5.780% due 01/25/2037 þ	6,705	1,258

Thornburg Mortgage Securities Trust
4.012% due 09/25/2037 ~	4	4

Wachovia Mortgage Loan Trust LLC
4.180% due 05/20/2036 ^~	525	483

WaMu Mortgage Pass-Through Certificates Trust
3.983% due 07/25/2037 ^~	519	412

Washington Mutual Mortgage Pass-Through Certificates Trust
2.806% due 11/25/2046 ^•	1,461	1,152
6.000% due 07/25/2036	279	230

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	172	150

Total Non-Agency Mortgage-Backed Securities (Cost $263,644)		259,821

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.5%

Aames Mortgage Investment Trust
2.147% due 06/25/2035 •	$2,795	$2,663

AASET Trust
3.967% due 05/16/2042	2,694	2,132

Accredited Mortgage Loan Trust
1.207% due 09/25/2036 •	3,864	3,611

ACE Securities Corp. Home Equity Loan Trust
1.107% due 08/25/2036 ^•	1,714	504
1.147% due 12/25/2036 •	5,688	1,987
1.892% due 05/25/2035 •	5,500	4,582

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ	3,439	2,993

Argent Securities Trust
1.057% due 09/25/2036 •	1,889	701
1.217% due 05/25/2036 •	1,492	527
1.227% due 04/25/2036 •	7,176	3,034

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.327% due 02/25/2036 •	2,976	2,369

Asset-Backed Funding Certificates Trust
1.077% due 01/25/2037 •	5,016	3,427

Asset-Backed Securities Corp. Home Equity Loan Trust
2.822% due 09/25/2034 •	1,194	1,044

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ	435	393

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	3,046	3,025

Bear Stearns Asset-Backed Securities Trust
1.177% due 11/25/2036 •	6,743	4,827
1.297% due 12/25/2035 ^•	376	221
1.947% due 08/25/2035 •	162	116

Blackbird Capital Aircraft Lease Securitization Ltd.
4.213% due 12/16/2041 þ	4,813	3,527

Business Jet Securities LLC
4.335% due 02/15/2033	2,019	1,677

Carrington Mortgage Loan Trust
1.197% due 10/25/2036 •	3,029	2,337

CIT Mortgage Loan Trust
2.447% due 10/25/2037 •	3,500	2,957

Citigroup Mortgage Loan Trust
1.147% due 01/25/2037 •	12,286	6,374
1.207% due 03/25/2036 •	1,883	1,624

Countrywide Asset-Backed Certificates
1.087% due 07/25/2037 ^•	2,156	1,937
1.167% due 09/25/2047 ^•	662	548
1.177% due 05/25/2037 •	2,900	2,414
1.187% due 03/25/2036 •	1,713	1,445

Countrywide Asset-Backed Certificates Trust
1.687% due 08/25/2047 •	4,221	3,779

46	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization Trust
1.097% due 11/25/2036 •	$1,454	$748

ECAF Ltd.
3.473% due 06/15/2040	515	455
4.947% due 06/15/2040	5,885	5,041

Ellington Loan Acquisition Trust
2.047% due 05/25/2037 •	5,531	5,032

Fremont Home Loan Trust
1.097% due 01/25/2037 •	1,744	823
1.117% due 02/25/2037 •	2,240	1,010

GSAA Home Equity Trust
1.097% due 07/25/2036 •	59,338	21,811
1.107% due 05/25/2036 •	39,104	13,715
1.202% due 01/25/2036 •	19,665	16,167
3.690% due 03/25/2036 ~	1,758	958

GSAMP Trust
1.087% due 09/25/2036 •	83,964	33,009
1.107% due 01/25/2037 •	3,730	2,188
1.117% due 01/25/2037 •	16,790	15,398

Home Equity Loan Trust
1.287% due 04/25/2037 •	3,100	2,016

Home Equity Mortgage Loan Asset-Backed Trust
1.447% due 10/25/2035 •	4,238	3,769

JPMorgan Mortgage Acquisition Trust
1.097% due 01/25/2037 •	476	476
1.247% due 07/25/2036 •	8,826	7,047
6.080% due 08/25/2036 þ	1,717	1,181

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	4,024	3,108

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	11,229	8,669

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	6,296	6,166

Lehman XS Trust
1.127% due 06/25/2036 •	505	409

Long Beach Mortgage Loan Trust
1.107% due 09/25/2036 •	15,797	5,148
1.127% due 03/25/2046 •	7,100	5,079
1.187% due 09/25/2036 •	4,997	1,677

MAPS Ltd.
4.212% due 05/15/2043	5,968	4,526

MASTR Asset-Backed Securities Trust
1.187% due 03/25/2036 •	3,333	2,371
1.447% due 10/25/2035 ^•	1,504	1,261
1.667% due 12/25/2034 •	11,452	10,041

MelTel Land Funding LLC
3.768% due 04/15/2049	2,900	2,370

Merrill Lynch Mortgage Investors Trust
1.207% due 03/25/2037 •	10,867	8,048
1.397% due 02/25/2047 •	6,365	4,071
1.697% due 09/25/2035 •	1,040	915
4.304% due 02/25/2037 ^þ	11,509	2,147

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

METAL LLC
4.581% due 10/15/2042	$8,206	$6,709

Morgan Stanley ABS Capital, Inc. Trust
1.087% due 10/25/2036 •	1,244	595
1.097% due 11/25/2036 •	1,883	1,085
1.097% due 12/25/2036 •	903	477
1.097% due 02/25/2037 •	4,706	2,506
1.127% due 02/25/2037 •	13,034	4,926
1.147% due 02/25/2037 •	617	331
1.167% due 10/25/2036 •	1,359	659
1.177% due 02/25/2037 •	4,967	1,901
1.197% due 08/25/2036 •	7,543	4,086
1.257% due 12/25/2035 •	785	742
2.197% due 07/25/2037 •	2,100	1,541

Morgan Stanley Home Equity Loan Trust
1.047% due 04/25/2037 •	286	153
1.297% due 04/25/2037 •	1,363	754
1.892% due 05/25/2035 •	1,616	1,603

New Century Home Equity Loan Trust
1.107% due 08/25/2036 •	15,652	14,323
1.417% due 02/25/2036 •	6,100	3,597

NovaStar Mortgage Funding Trust
1.097% due 03/25/2037 •	1,324	549
1.157% due 01/25/2037 •	5,059	2,037
1.197% due 10/25/2036 •	1,373	902

Option One Mortgage Loan Trust
1.087% due 01/25/2037 •	5,163	3,311

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.437% due 08/25/2035 •	4,855	4,216

RBSSP Resecuritization Trust
1.787% due 11/26/2036 •	1,123	1,086

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ	12,122	6,241

Residential Asset Mortgage Products Trust
1.407% due 12/25/2035 •	9,941	7,450

S-Jets Ltd.
3.967% due 08/15/2042	10,346	7,365

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	8,539	6,480

Securitized Asset-Backed Receivables LLC Trust
1.197% due 03/25/2036 •	1,533	1,015

Specialty Underwriting & Residential Finance Trust
1.097% due 06/25/2037 •	650	403
1.217% due 04/25/2037 •	1,438	787
4.083% due 02/25/2037 ^þ	1,824	879

Sprite Ltd.
4.250% due 12/15/2037	6,214	4,713

START Ireland
4.089% due 03/15/2044	3,993	2,798

Structured Asset Investment Loan Trust
1.097% due 09/25/2036 •	661	615
1.107% due 05/25/2036 •	360	333

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	47

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
1.447% due 11/25/2037 •		$8,000	$5,818

Thunderbolt Aircraft Lease Ltd.
4.212% due 05/17/2032 þ		2,415	1,819

Towd Point Mortgage Trust
1.947% due 05/25/2058 •		2,989	2,950

Total Asset-Backed Securities (Cost $420,407)			371,380

SOVEREIGN ISSUES 2.1%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	1,268	379
3.750% due 12/31/2038 þ		$8,032	2,436
6.250% due 11/09/2047	EUR	1,400	391
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	5,650	43
38.039% (ARLLMONP) due 06/21/2020 ~		174,180	1,263

Export-Import Bank of India
2.395% (US0003M + 1.020%) due 03/28/2022 ~(i)		$10,600	10,281
3.250% due 01/15/2030		6,000	5,359

Indonesia Government International Bond
2.875% due 07/08/2021	EUR	1,600	1,786

Iraq Government International Bond
6.752% due 03/09/2023		$1,750	1,426

Kuwait International Government Bond
3.500% due 03/20/2027		24,700	25,745

Mexico Government International Bond
4.600% due 02/10/2048		2,900	2,925

Peru Government International Bond
5.350% due 08/12/2040	PEN	17,300	4,810
5.400% due 08/12/2034		7,500	2,195
5.940% due 02/12/2029		74,243	23,161
6.350% due 08/12/2028		97,900	31,643
6.950% due 08/12/2031		24,300	8,232
8.200% due 08/12/2026		344,800	125,455

Province of Ontario
2.400% due 02/08/2022		$95	98

Qatar Government International Bond
2.375% due 06/02/2021		1,800	1,797
3.875% due 04/23/2023		19,100	19,697

Saudi Government International Bond
2.375% due 10/26/2021		15,000	14,875
2.875% due 03/04/2023		4,200	4,205
4.000% due 04/17/2025		6,500	6,772

Slovenia Government International Bond
5.250% due 02/18/2024		1,550	1,747

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ukraine Government International Bond
7.750% due 09/01/2021	$300	$290
7.750% due 09/01/2022	7,200	6,849

Total Sovereign Issues (Cost $312,979)		303,860

	SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (c)	441,790	1

Urbi Desarrollos Urbanos S.A.B. de C.V. (c)	141,128	5

		6

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(c)(i)	48,126	409

Total Common Stocks (Cost $11,683)		415

WARRANTS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	898,826	0

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024	11,865	9

Total Warrants (Cost $31)		9

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%	7,750	9,874

Total Convertible Preferred Securities (Cost $5,523)		9,874

PREFERRED SECURITIES 3.6%

BANKING & FINANCE 3.0%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(g)	30,000	2,914

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)	1,200,000	1,296

48	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

	SHARES	MARKET VALUE (000S)

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)	12,600,000	$12,551

Bank of America Corp.
5.125% due 06/20/2024 •(g)	17,900,000	17,017
5.875% due 03/15/2028 •(g)	71,454,000	72,465

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(g)	8,000,000	7,937

CaixaBank S.A.
5.250% due 03/23/2026 •(g)(h)	4,600,000	3,805

Charles Schwab Corp.
4.625% due 03/01/2022 •(g)	4,000,000	3,641
5.000% due 12/01/2027 •(g)	11,000,000	9,249

Citigroup, Inc.
4.700% due 01/30/2025 •(g)	14,000,000	12,136
5.000% due 09/12/2024 •(g)	41,300,000	37,784
5.950% due 05/15/2025 •(g)	1,400,000	1,357
6.300% due 05/15/2024 •(g)	11,800,000	11,162

CoBank ACB
6.200% (US0003M + 3.744%) due 01/01/2025 ~(g)	106,000	10,653
6.250% (US0003M + 4.557%) due 10/01/2022 ~(g)	25,000	2,475
6.250% due 10/01/2026 •(g)(j)	9,300,000	9,207

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(g)	7,000,000	6,022

E*TRADE Financial Corp.
5.300% due 03/15/2023 •(g)	10,280,000	9,257
5.875% due 09/15/2026 •(g)	9,700,000	9,289

Encina Private Credit LLC «	3,793	0

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(g)	3,000,000	3,123
10.000% due 06/15/2020 (g)(i)	13,000	13,124

Goldman Sachs Group, Inc.
4.400% due 02/10/2025 •(g)	3,000,000	2,516
4.950% due 02/10/2025 •(g)	4,500,000	4,008

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(g)	51,200,000	43,757
4.600% due 02/01/2025 •(g)	12,000,000	10,517
5.000% due 08/01/2024 •(g)	35,800,000	33,587
5.240% (US0003M + 3.470%) due 04/30/2020 ~(g)	19,409,000	17,551

MetLife Capital Trust
7.875% due 12/15/2067	2,000,000	2,323

Nationwide Building Society
10.250% ~	156,400	25,449

Progressive Corp.
5.375% due 03/15/2023 •(g)	5,500,000	4,659

RBS Capital Trust
6.425% due 01/03/2034 •(g)	14,500,000	18,398

SBL Holdings, Inc.
7.000% due 05/13/2025 •(g)	3,550,000	2,312

	SHARES	MARKET VALUE (000S)

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	14,250,000	$14,310

U.S. Bancorp
5.300% due 04/15/2027 •(g)	5,500,000	5,285

		441,136

INDUSTRIALS 0.6%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(g)	16,500,000	10,106
7.125% due 05/15/2030 •(g)	18,200,000	10,976
7.600% (US0003M + 5.161%) due 05/15/2024 ~(g)	1,367,000	16,992

General Electric Co.
5.000% due 01/21/2021 •(g)(j)	31,700,000	26,212

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (g)	4,600,000	3,936

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (g)	19,200,000	19,203

		87,425

UTILITIES 0.0%

Dominion Energy, Inc.
4.650% due 12/15/2024 •(g)	5,100,000	4,586

Total Preferred Securities (Cost $610,829)		533,147

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Welltower, Inc.	74,398	3,406

Total Real Estate Investment Trusts (Cost $4,200)		3,406

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
1.704% (US0003M + 0.500%) due 09/24/2020 ~	$10,700	10,693

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	49

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
32.393% due 08/28/2020 ~	ARS	4,545	$42
53.823% due 05/13/2020 (d)(e)		11,430	84

			126

Total Short-Term Instruments (Cost $10,969)			10,819

Total Investments in Securities (Cost $17,507,496)			17,415,940

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short-Term Floating NAV Portfolio III	44,375,199	$435,809

Total Short-Term Instruments (Cost $435,003)		435,809

Total Investments in Affiliates (Cost $435,003)		435,809

Total Investments 122.2% (Cost $17,942,499)		$17,851,749

Financial Derivative Instruments (k)(m) (0.4)% (Cost or Premiums, net $38,821)		(64,044)

Other Assets and Liabilities, net (21.8)%		(3,183,517)

Net Assets 100.0%		$14,604,188

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

50	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$11,123	$10,761	0.07%
Export-Import Bank of India 2.395% due 03/28/2022	12/19/2019	10,522	10,281	0.07
Farm Credit Bank of Texas 10.000% due 06/15/2020	08/26/2010 - 12/03/2010	13,263	13,124	0.09
Morgan Stanley 7.500% due 04/02/2032	02/11/2020	13,420	13,819	0.09
Oi S.A. (10.000% Cash or 12.000% PIK) 10.000% due 07/27/2025	05/08/2019 - 12/03/2019	13,282	9,539	0.07
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	6,000	6,774	0.05
Westmoreland Mining Holdings LLC	12/08/2014	1,405	409	0.00

		$69,015	$64,707	0.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.450%	03/24/2020	04/06/2020			$(15,383)	$(15,385)
	1.700	03/20/2020	04/17/2020			(57,107)	(57,140)
	1.700	03/25/2020	04/17/2020			(360,403)	(360,522)
BPS	0.050	03/18/2020	06/15/2020		EUR	(35,200)	(38,823)
	0.050	03/25/2020	06/15/2020			(3,410)	(3,761)
	1.000	03/18/2020	06/15/2020		GBP	(33,716)	(41,893)
BRC	(0.250)	03/25/2020	03/24/2022			$(146)	(146)
	0.250	03/25/2020	03/20/2022			(117)	(117)
	0.400	03/05/2020	TBD	(2)		(1,392)	(1,392)
	0.450	03/23/2020	03/20/2022			(4,534)	(4,535)
	0.850	03/24/2020	TBD	(2)		(2,460)	(2,461)
	1.400	03/17/2020	TBD	(2)		(5,260)	(5,263)
	2.250	03/19/2020	04/20/2020			(58,156)	(58,203)
FOB	1.300	03/23/2020	04/09/2020			(1,839)	(1,840)
IND	1.100	03/16/2020	06/16/2020			(37,796)	(37,815)
	1.100	03/17/2020	06/16/2020			(47,335)	(47,357)
	1.100	03/25/2020	06/12/2020			(37,567)	(37,575)
JML	0.700	11/08/2019	TBD	(2)		(965)	(968)
	0.700	03/30/2020	TBD	(2)		(1,234)	(1,234)
JPS	1.050	03/05/2020	TBD	(2)		(3,614)	(3,617)
	1.150	03/05/2020	TBD	(2)		(9,506)	(9,514)
	1.400	03/13/2020	TBD	(2)		(1,334)	(1,335)
	1.500	03/13/2020	TBD	(2)		(1,437)	(1,438)
	1.750	02/20/2020	04/17/2020			(5,514)	(5,525)
	1.750	03/23/2020	03/20/2022			(1,359)	(1,360)
	2.000	03/23/2020	03/20/2022			(33,501)	(33,518)
	2.125	03/19/2020	TBD	(2)		(17,179)	(17,192)
MEI	(0.500)	02/06/2020	TBD	(2)		(3,156)	(3,161)
MSC	1.000	03/18/2020	04/17/2020			(6,878)	(6,881)
NOM	1.000	03/05/2020	TBD	(2)		(12,279)	(12,288)
	1.090	03/05/2020	TBD	(2)		(6,538)	(6,543)
RCY	0.940	03/11/2020	04/09/2020			(217,055)	(217,174)
	0.940	03/24/2020	04/09/2020			(61,630)	(61,643)
RDR	(1.500)	03/23/2020	03/20/2022			(1,831)	(1,830)
STR	0.120	03/31/2020	04/01/2020			(140,263)	(140,263)
	0.120	04/01/2020	04/02/2020			(252,007)	(252,007)
UBS	0.650	03/23/2020	05/22/2020			(66,516)	(66,526)

Total Reverse Repurchase Agreements							$(1,558,245)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	51

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
UBS	1.660%	01/31/2020	01/29/2021	$(56,846)	$(57,008)
	1.660	02/28/2020	04/09/2020	(288,651)	(289,091)
	1.660	03/06/2020	04/09/2020	(5,505)	(5,512)
	1.700	03/06/2020	04/07/2020	(34,827)	(34,870)
	1.710	02/13/2020	04/13/2020	(388,575)	(389,462)
	1.740	02/26/2020	04/20/2020	(34,387)	(34,445)
	1.740	03/06/2020	04/20/2020	(9,096)	(9,107)
	1.740	03/09/2020	04/20/2020	(2,538)	(2,541)

Total Sale-Buyback Transactions					$(822,036)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(433,047)	$0	$(433,047)	$425,053	$(7,994)
BPS	0	(84,477)	0	(84,477)	95,123	10,646
BRC	0	(72,117)	0	(72,117)	96,271	24,154
FOB	0	(1,840)	0	(1,840)	1,925	85
IND	0	(122,747)	0	(122,747)	132,871	10,124
JML	0	(2,202)	0	(2,202)	1,831	(371)
JPS	0	(73,499)	0	(73,499)	85,027	11,528
MEI	0	(3,161)	0	(3,161)	3,176	15
MSC	0	(6,881)	0	(6,881)	7,118	237
NOM	0	(18,831)	0	(18,831)	18,881	50
RCY	0	(278,817)	0	(278,817)	274,256	(4,561)
RDR	0	(1,830)	0	(1,830)	2,067	237
STR	0	(392,270)	0	(392,270)	139,480	(252,790)
UBS	0	(66,526)	0	(66,526)	65,756	(770)

Master Securities Forward Transaction Agreement
UBS	0	0	(822,036)	(822,036)	846,088	24,052

Total Borrowings and Other Financing Transactions	$0	$(1,558,245)	$(822,036)

52	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(60,043)	$(207,224)	$(88,345)	$(355,612)
U.S. Government Agencies	0	(6,881)	0	0	(6,881)
U.S. Treasury Obligations	(140,263)	(717,389)	(66,526)	0	(924,178)
Preferred Securities	0	0	0	(19,567)	(19,567)

Total	$(140,263)	$(784,313)	$(273,750)	$(107,912)	$(1,306,238)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(765,028)	0	(57,008)	(822,036)

Total	$0	$(765,028)	$0	$(57,008)	$(822,036)

Total Borrowings	$(140,263)	$(1,549,341)	$(273,750)	$(164,920)	$(2,128,274)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(2,128,274)

(j)	Securities with an aggregate market value of $2,311,692 and cash of $2,972 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(2,278,327) at a weighted average interest rate of 2.062%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(1,175) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(252,007) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	$103.000	05/22/2020	948	$948	$8	$15
Put - CBOT U.S. Treasury 10-Year Note June 2020 Futures	119.500	05/22/2020	2,651	2,651	23	124

Total Purchased Options					$31	$139

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	53

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2020	747	$(69,203)	$295	$0	$(920)

Total Futures Contracts				$295	$0	$(920)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Aetna, Inc.	(1.000)%	Quarterly	12/20/2020	0.105%	$	13,100	$(355)	$265	$(90)	$2	$0
Darden Restaurants, Inc.	(1.000)	Quarterly	06/20/2020	0.546		11,500	(222)	206	(16)	0	0
ERP Operating LP	(1.000)	Quarterly	12/20/2020	0.206		3,800	(86)	63	(23)	3	0
Exelon Corp.	(1.000)	Quarterly	06/20/2025	0.549		4,400	(153)	50	(103)	54	0
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	1.114		10,100	(129)	162	33	0	(20)
Newmont Mining Corp.	(1.000)	Quarterly	12/20/2020	0.085		7,000	15	(64)	(49)	1	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	2.773		17,700	3	1,218	1,221	0	(182)

							$(927)	$1,900	$973	$60	$(202)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Anadarko Petroleum Corp.	1.000%	Quarterly	06/20/2021	22.308%	$	7,000	$(136)	$(1,373)	$(1,509)	$0	$(237)
Anadarko Petroleum Corp.	1.000	Quarterly	12/20/2021	21.662		10,600	(304)	(2,542)	(2,846)	0	(430)
Anadarko Petroleum Corp.	1.000	Quarterly	06/20/2022	21.305		11,700	(123)	(3,542)	(3,665)	0	(577)
AT&T, Inc.	1.000	Quarterly	12/20/2020	1.334		32,300	211	(278)	(67)	0	(26)
AT&T, Inc.	1.000	Quarterly	12/20/2024	2.089		45,000	626	(2,768)	(2,142)	0	(15)
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2020	0.048		22,500	315	(259)	56	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.115		28,750	198	252	450	0	(2)
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.132		36,650	416	305	721	5	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.162		22,400	463	56	519	2	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.183		19,400	(120)	637	517	5	0
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2024	0.219		10,000	(132)	445	313	3	0
Boeing Co.	1.000	Quarterly	12/20/2020	4.518		38,100	218	(1,157)	(939)	0	(46)
Bombardier, Inc.	5.000	Quarterly	12/20/2021	19.761		7,500	187	(1,578)	(1,391)	0	(86)
British Telecomminications	1.000	Quarterly	12/20/2024	1.162	EUR	16,400	212	(342)	(130)	0	(9)
Daimler AG	1.000	Quarterly	12/20/2020	0.688		3,500	58	(48)	10	0	(4)
DISH DBS Corp.	5.000	Quarterly	12/20/2022	3.838	$	8,500	461	(196)	265	59	0
DISH DBS Corp.	5.000	Quarterly	06/20/2023	4.029		400	3	9	12	4	0
Enbridge, Inc.	1.000	Quarterly	12/20/2021	1.890		10,000	(271)	124	(147)	0	(63)

54	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	06/20/2022	0.348%	$	7,600	$(210)	$323	$113	$0	$0
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2024	0.893		7,400	17	22	39	0	(16)
Ford Motor Co.	5.000	Quarterly	12/20/2021	8.775		1,800	278	(380)	(102)	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	9.309		3,200	475	(824)	(349)	0	(6)
Ford Motor Co.	5.000	Quarterly	12/20/2023	9.312		2,000	365	(608)	(243)	0	(3)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2021	8.098		10,300	1,587	(1,930)	(343)	0	(41)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2021	8.591		900	153	(201)	(48)	0	(9)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2022	8.858		1,100	190	(268)	(78)	0	(17)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	9.008		2,400	326	(589)	(263)	0	(25)
General Electric Co.	1.000	Quarterly	12/20/2023	1.948		9,100	(427)	125	(302)	52	0
General Electric Co.	1.000	Quarterly	06/20/2024	2.039		7,200	(47)	(248)	(295)	52	0
General Electric Co.	1.000	Quarterly	12/20/2024	2.153		23,900	(369)	(834)	(1,203)	173	0
Goldman Sachs Group, Inc.	1.000	Quarterly	09/20/2020	0.651		4,000	61	(53)	8	3	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.879		12,200	180	(158)	22	14	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.960		16,000	212	(196)	16	24	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2022	1.005		6,100	68	(67)	1	13	0
HCP, Inc.	1.000	Quarterly	12/20/2020	0.204		10,000	(142)	203	61	0	(3)
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	3.725		4,200	650	(465)	185	0	(9)
MetLife, Inc.	1.000	Quarterly	03/20/2022	0.414		2,800	(4)	37	33	0	(4)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.439		34,500	305	136	441	0	(33)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.536		2,500	51	(19)	32	0	(2)
MetLife, Inc.	1.000	Quarterly	12/20/2023	0.686		2,800	(69)	102	33	0	(3)
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.848		5,500	94	(53)	41	2	0
Morgan Stanley	1.000	Quarterly	06/20/2020	0.638		66,700	1,037	(961)	76	7	0
Morgan Stanley	1.000	Quarterly	06/20/2022	1.093		5,000	63	(72)	(9)	0	0
Prudential Financial, Inc.	1.000	Quarterly	12/20/2024	0.825		19,500	295	(131)	164	12	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.014	EUR	34,500	183	(4,551)	(4,368)	0	(920)
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.182		29,700	51	(4,412)	(4,361)	0	(862)
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.389	$	5,900	99	1	100	0	0
Simon Property Group LP	1.000	Quarterly	06/20/2022	1.684		6,900	20	(120)	(100)	0	(16)
Sprint Communications, Inc.	5.000	Quarterly	09/20/2020	1.096		12,300	553	(304)	249	12	0
Tesco PLC	1.000	Quarterly	12/20/2024	0.976	EUR	13,800	(12)	34	22	27	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2022	0.762	$	1,800	35	(23)	12	0	(1)
Viacom, Inc.	1.000	Quarterly	03/20/2021	0.438		4,700	60	(33)	27	2	0
Vodafone Group PLC	1.000	Quarterly	06/20/2023	0.562	EUR	11,200	100	80	180	0	(10)
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.708		3,600	36	15	51	0	(4)

							$8,546	$(28,677)	$(20,131)	$472	$(3,479)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	55

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$	1,300	$(45)	$(79)	$(124)	$5	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		4,100	(191)	(276)	(467)	14	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		500	(56)	0	(56)	0	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024		112,908	8,276	(13,696)	(5,420)	0	(1,317)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024		8,036	(512)	35	(477)	0	(107)
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		2,276,200	52,517	(59,931)	(7,414)	0	(6,651)
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029		658,400	4,366	(26,032)	(21,666)	0	(5,526)
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		1,559,700	(26,420)	15,995	(10,425)	0	(4,713)
iTraxx Asia Ex-Japan 32 5-Year Index	1.000	Quarterly	12/20/2024		87,300	1,540	(1,175)	365	339	0
iTraxx Europe Main 31 5-Year Index	1.000	Quarterly	06/20/2024	EUR	1,000	25	(19)	6	0	(2)

						$39,500	$(85,178)	$(45,678)	$358	$(18,316)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value		Variation Margin
											Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	24,800	$5	$364	$	369	$14	$0
Pay	1-Year BRL-CDI	6.430	Maturity	01/04/2027	BRL	275,000	(37)	(1,593)		(1,630)	95	0
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2027		330,000	(8)	(19)		(27)	88	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022	CAD	77,800	0	514		514	5	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		78,000	0	817		817	0	(110)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		30,200	63	221		284	0	(43)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		43,100	(172)	2,415		2,243	0	(164)
Receive	3-Month USD-LIBOR	1.240	Semi-Annual	03/03/2025	$	53,000	0	(1,888)		(1,888)	0	(12)
Receive	3-Month USD-LIBOR	1.210	Semi-Annual	03/05/2025		53,000	(69)	(1,762)		(1,831)	0	(11)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/11/2025		52,700	(70)	(2,064)		(2,134)	0	(7)
Receive	3-Month USD-LIBOR	1.300	Semi-Annual	03/16/2025		53,300	(58)	(2,109)		(2,167)	0	(3)
Receive	3-Month USD-LIBOR	1.320	Semi-Annual	03/19/2025		58,000	(94)	(2,274)		(2,368)	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	03/20/2025		57,400	(105)	(2,027)		(2,132)	6	0
Receive	3-Month USD-LIBOR	1.470	Semi-Annual	03/24/2030		26,100	(89)	(1,833)		(1,922)	148	0
Pay	6-Month CLP-CHILIBOR	2.410	Semi-Annual	01/31/2025	CLP	43,223,300	344	1,389		1,733	57	0
Pay	6-Month CLP-CHILIBOR	2.315	Semi-Annual	02/06/2025		25,999,300	0	889		889	36	0
Pay	6-Month CLP-CHILIBOR	2.420	Semi-Annual	02/24/2025		39,011,000	0	1,561		1,561	76	0
Pay	6-Month CLP-CHILIBOR	2.443	Semi-Annual	02/25/2025		29,326,000	0	1,212		1,212	58	0
Pay	6-Month CLP-CHILIBOR	2.545	Semi-Annual	02/05/2026		2,290,000	0	91		91	11	0
Pay	6-Month CLP-CHILIBOR	2.580	Semi-Annual	02/05/2026		2,440,000	0	103		103	12	0
Pay	6-Month CLP-CHILIBOR	2.920	Semi-Annual	12/04/2026		112,500	0	7		7	1	0
Pay	6-Month CLP-CHILIBOR	2.930	Semi-Annual	12/04/2026		6,061,700	0	363		363	24	0
Pay	6-Month CLP-CHILIBOR	2.950	Semi-Annual	12/04/2026		1,398,800	0	86		86	5	0
Pay	6-Month CLP-CHILIBOR	2.835	Semi-Annual	02/25/2027		812,000	0	38		38	3	0
Pay	6-Month CLP-CHILIBOR	3.160	Semi-Annual	12/03/2029		2,000,000	0	108		108	9	0
Pay	6-Month CLP-CHILIBOR	3.234	Semi-Annual	12/04/2029		6,255,700	0	389		389	29	0
Pay	6-Month CLP-CHILIBOR	3.280	Semi-Annual	12/04/2029		2,001,800	0	135		135	9	0
Pay	6-Month CLP-CHILIBOR	3.420	Semi-Annual	12/10/2029		1,109,300	0	92		92	5	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	66,500	1,217	(301)		916	76	0
Receive(6)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		43,600	(31)	(732)		(763)	54	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		11,600	644	(920)		(276)	145	0
Pay	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	49,700	63	659		722	9	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		58,600	610	(1,834)		(1,224)	0	(79)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	06/17/2030		100,600	(2,695)	(2,488)		(5,183)	0	(179)

56	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value		Variation Margin
											Asset	Liability
Receive	6-Month GBP-LIBOR	0.750%	Semi-Annual	03/18/2050	GBP	41,700	$1,016	$(3,343)		(2,327)	$0	$(147)
Receive	6-Month GBP-LIBOR	1.750	Semi-Annual	09/21/2066		800	(219)	(321)		(540)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	4,724,400	(43)	(1,058)		(1,101)	0	(31)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		4,094,400	(117)	(1,412)		(1,529)	0	(38)
Pay	28-Day MXN-TIIE	7.500	Lunar	06/02/2021	MXN	21,300	11	7		18	1	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		139,500	(444)	427		(17)	9	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		103,000	(320)	320		0	8	0
Pay	28-Day MXN-TIIE	5.840	Lunar	09/14/2021		219,300	(629)	640		11	18	0
Pay	28-Day MXN-TIIE	5.810	Lunar	09/29/2021		150,900	(447)	448		1	13	0
Pay	28-Day MXN-TIIE	5.750	Lunar	09/30/2021		112,500	(347)	343		(4)	10	0
Pay	28-Day MXN-TIIE	5.630	Lunar	10/11/2021		720,200	(2,418)	2,361		(57)	62	0
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022		13,800	0	17		17	2	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		930,000	0	2,052		2,052	172	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		603,000	65	1,270		1,335	113	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		596,300	0	1,178		1,178	113	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		1,548,400	(1,040)	4,067		3,027	300	0
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024		439,200	0	1,293		1,293	118	0
Pay	28-Day MXN-TIIE	6.648	Lunar	12/13/2024		1,036,800	(46)	649		603	307	0
Pay	28-Day MXN-TIIE	6.480	Lunar	02/21/2025		111,100	0	25		25	34	0
Pay	28-Day MXN-TIIE	6.488	Lunar	02/21/2025		1,300,000	0	314		314	395	0
Receive	CPURNSA	1.273	Maturity	09/30/2020	$	29,300	687	(272)		415	338	0
Receive	CPURNSA	1.303	Maturity	09/30/2020		7,550	166	(71)		95	87	0
Pay	UKRPI	3.530	Maturity	10/15/2031	GBP	38,600	344	2,730		3,074	50	0

							$(4,263)	$1,273	$	(2,990)	$3,126	$(824)

Total Swap Agreements							$42,856	$(110,682)	$	(67,826)	$4,016	$(22,821)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$139	$15	$4,016	$4,170	$0	$(1,164)	$(22,821)	$(23,985)

(l)

Securities with an aggregate market value of $390,573 and cash of $25,524 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	57

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $15 and liability of $(244) for closed futures is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	06/2020		CNH	4,654	$		660	$4	$0
BOA	04/2020		GBP	157,129			202,602	7,432	0
	04/2020		MXN	119,921			5,542	495	0
	06/2020		KRW	267,418			226	6	0
	06/2020	$		660		CNY	4,629	0	(7)
	06/2020			17,926		PLN	69,132	0	(1,220)
BPS	04/2020		AUD	2,252	$		1,480	95	0
	04/2020		EUR	11,520			12,571	59	(193)
	04/2020		JPY	130,400			1,276	64	0
	04/2020		MXN	122,065			5,483	346	0
	04/2020	$		1,220		AUD	2,090	65	0
	04/2020			46,035		EUR	41,417	90	(446)
	04/2020			79,327		GBP	66,451	3,212	0
	04/2020			1,831		MXN	45,717	90	0
	04/2020			5,074		NZD	8,028	0	(284)
	05/2020		AUD	1,263	$		772	0	(5)
	05/2020		EUR	2,765			3,036	0	(17)
	06/2020		PLN	30			8	0	0
	06/2020	$		38,938		MXN	767,401	0	(6,951)
BRC	04/2020			156,741		JPY	17,228,335	3,486	0
	06/2020		IDR	122,553,384	$		8,484	1,063	0
	06/2020		MXN	457,563			22,756	3,683	0
CBK	04/2020		AUD	2,078			1,233	0	(45)
	04/2020		BRL	305,349			60,802	2,058	(22)
	04/2020		EUR	5,062			5,759	176	0
	04/2020		PEN	204,646			61,059	1,488	0
	04/2020	$		3,151		AUD	5,222	63	(2)
	04/2020			69,566		BRL	305,350	0	(10,801)
	04/2020			22,379		COP	76,459,434	0	(3,582)
	04/2020			46,768		EUR	43,368	1,062	0
	04/2020			11,166		GBP	9,337	431	0
	04/2020			1,553		JPY	171,000	38	0
	04/2020			3,404		MXN	67,001	0	(588)
	04/2020			8,856		PEN	30,109	0	(84)
	04/2020			32,146		RUB	1,992,859	0	(6,752)
	04/2020			3,551		TRY	21,942	0	(245)
	05/2020		PEN	413,408	$		122,213	1,944	0
	05/2020	$		1,583		CAD	2,162	0	(46)
	05/2020			1,591		MXN	30,960	0	(292)
	06/2020		IDR	29,033,512	$		2,008	250	0
	08/2020		PEN	30,109			8,815	83	0
DUB	04/2020		BRL	46,439			9,052	115	0

58	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2020	$		8,933		BRL	46,439	$5	$0
	05/2020			9,041			46,439	0	(123)
FBF	06/2020			38,790		IDR	537,435,274	0	(6,245)
GLM	04/2020		BRL	181,148	$		38,970	4,108	0
	04/2020		RUB	566,501			8,250	1,033	(3)
	04/2020		TRY	22,025			3,483	164	0
	04/2020	$		34,845		BRL	181,148	17	0
	04/2020			3,064		EUR	2,836	63	0
	04/2020			1,494		MXN	36,270	30	0
	04/2020			19,139		RUB	1,182,726	0	(4,068)
	05/2020			1,246			98,501	7	0
HUS	04/2020		GBP	3,778	$		4,452	0	(241)
	04/2020		JPY	834,100			8,066	309	0
	04/2020	$		2,037		MXN	50,737	96	0
	05/2020		CAD	2,085	$		1,444	0	(38)
	05/2020	$		1,347		CAD	1,799	0	(68)
	06/2020		HKD	2,872	$		370	0	(1)
	06/2020		SGD	174			125	3	0
JPM	04/2020	$		8,180		GBP	6,427	0	(197)
	04/2020			1,594		TRY	10,554	0	(3)
	05/2020			1,227		CAD	1,729	2	0
	06/2020			5,079		MXN	97,070	0	(1,033)
MYI	04/2020		AUD	3,844	$		2,529	164	0
	04/2020		EUR	286,254			313,163	0	(2,546)
	04/2020		GBP	16,144			20,014	0	(39)
	05/2020	$		20,030		GBP	16,144	37	0
RYL	04/2020		GBP	4,544	$		5,340	0	(304)
SCX	04/2020		AUD	1,001			657	41	0
	04/2020		RUB	403,754			5,156	11	0
	04/2020	$		2,718		AUD	4,222	0	(121)
	04/2020			2,444		EUR	2,266	55	0
	04/2020			121,562		GBP	99,380	1,878	0
	04/2020			2,405		MXN	56,598	0	(28)
	05/2020		EUR	212,949	$		233,953	0	(1,206)
	05/2020		GBP	99,380			121,656	0	(1,870)
	05/2020	$		152,485		JPY	16,434,835	610	0
	06/2020		IDR	140,619,551	$		9,750	1,234	0
	06/2020	$		15,267		PLN	58,996	0	(1,011)
SSB	04/2020		NZD	8,023	$		4,937	150	0
	06/2020	$		144		INR	10,401	0	(8)
TOR	05/2020		CAD	6,268	$		4,534	78	0
UAG	04/2020		AUD	3,093			1,771	0	(132)
	04/2020		RUB	103,381			1,301	0	(16)
	04/2020	$		3,561		MXN	88,062	141	0
	04/2020			1,298		RUB	103,381	21	0

Total Forward Foreign Currency Contracts								$38,155	$(50,883)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.860%	02/26/2021	20,500	$1,248	$1,211

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	59

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 04/01/2050	$65.000	04/08/2020	45,000	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2050	65.000	04/08/2020	45,000	2	0

					$3	$0

Total Purchased Options					$1,251	$1,211

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650%	04/15/2020	78,500	$(84)	$(1,595)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	28,000	(29)	(489)
BPS	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	53,100	(34)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	27,100	(13)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	53,100	(44)	(1,322)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	27,100	(29)	(492)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	05/20/2020	48,500	(61)	(1,039)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.675	05/20/2020	5,600	(6)	(115)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	21,800	(23)	(380)
DUB	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	51,500	(26)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.600	04/15/2020	51,500	(46)	(1,162)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	22,500	(26)	(362)
FBF	Put - OTC CDX.IG-33 5-Year Index	Sell	0.625	04/15/2020	47,500	(48)	(1,018)
GST	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	59,100	(53)	(39)
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.425	04/15/2020	40,200	(20)	0
	Call - OTC CDX.IG-33 5-Year Index	Buy	0.475	04/15/2020	22,900	(11)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.550	04/15/2020	40,200	(38)	(1,001)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.700	04/15/2020	22,900	(19)	(416)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	06/17/2020	29,600	(36)	(517)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	15,200	(11)	(101)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	46,700	(33)	(391)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	64,800	(65)	(50)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	22,800	(18)	(145)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	34,200	(26)	(573)
MYC	Put - OTC CDX.IG-33 5-Year Index	Sell	0.650	04/15/2020	53,300	(51)	(1,083)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.850	06/17/2020	28,400	(37)	(457)

						$(887)	$(12,747)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	20,700	$(267)	$0

60	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	0.780%	02/26/2021	58,000	$(1,221)	$(1,218)

Total Written Options							$(2,375)	$(13,965)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	1.149%	$	10,000	$(209)	$151	$0	$(58)
BPS	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.980		8,900	121	(110)	11	0
	BHP Billiton Finance USA Ltd.	1.000	Quarterly	06/20/2021	0.194		800	(24)	32	8	0
	CNOOC Finance 203 Ltd.	1.000	Quarterly	12/20/2024	0.922		7,200	143	(115)	28	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804		5,500	(66)	(91)	0	(157)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		23,650	(467)	(286)	0	(753)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		3,500	(57)	(83)	0	(140)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	8.848		15,500	(776)	215	0	(561)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111		1,900	(115)	(185)	0	(300)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485		6,600	(379)	(942)	0	(1,321)
BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.980		6,700	83	(75)	8	0
	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	2.059		5,000	(96)	(140)	0	(236)
	CNOOC Finance 203 Ltd.	1.000	Quarterly	12/20/2024	0.922		21,600	389	(304)	85	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	2.197		8,800	(264)	(203)	0	(467)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.384		500	(7)	1	0	(6)
	Italy Government International Bond	1.000	Quarterly	06/20/2024	1.149		9,800	(214)	158	0	(56)
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	2.505		11,600	(87)	(681)	0	(768)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	8.848		4,600	(237)	70	0	(167)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.950		4,300	71	(60)	11	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	4.006		1,000	(38)	(89)	0	(127)
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.944		3,500	52	(42)	10	0
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	4.102		5,800	(158)	(364)	0	(522)
	Bausch Health Companies, Inc.	5.000	Quarterly	12/20/2020	0.570		400	10	4	14	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	61

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	2.474%	$	4,900	$(85)	$(234)	$0	$(319)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918		1,100	(11)	(30)	0	(41)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091		3,100	12	(163)	0	(151)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645		9,500	(793)	608	0	(185)
DUB	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	9.639		1,600	(145)	(12)	0	(157)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298		3,700	(335)	(142)	0	(477)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111		12,200	(758)	(1,169)	0	(1,927)
GST	American Tower Corp.	1.000	Quarterly	06/20/2021	0.736		12,500	(590)	635	45	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301		400	(13)	(8)	0	(21)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474		4,800	(75)	(238)	0	(313)
	Enterprise Products Operating LLC	1.000	Quarterly	06/20/2021	0.248		6,000	(310)	367	57	0
	Fiserv, Inc.	1.000	Quarterly	12/20/2024	0.795		10,000	(119)	217	98	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.384		1,200	(16)	2	0	(14)
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.621		64,200	(796)	1,115	319	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.754		4,200	(39)	(59)	0	(98)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		3,600	(69)	(46)	0	(115)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175		7,000	(58)	(308)	0	(366)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	3.986		6,000	(643)	108	0	(535)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	8.848		16,000	(798)	219	0	(579)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.950		5,800	99	(84)	15	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	4.006		9,600	(386)	(834)	0	(1,220)
	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	2.569		1,400	(79)	32	0	(47)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	2.184		700	(24)	(5)	0	(29)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301		6,500	(190)	(147)	0	(337)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.384		700	(9)	1	0	(8)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		17,900	(285)	(285)	0	(570)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		9,900	(132)	(265)	0	(397)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111		3,700	(225)	(359)	0	(584)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	8.485		5,000	(287)	(714)	0	(1,001)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		45,050	(819)	(615)	0	(1,434)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		5,750	(93)	(138)	0	(231)

62	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	NextEra Energy Capital Holdings, Inc.	1.000%	Quarterly	06/20/2024	0.437%	$	11,300	$155	$115	$270	$0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.503		5,800	80	56	136	0
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	8.848		2,800	(151)	50	0	(101)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298		8,250	(711)	(354)	0	(1,065)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	9.111		10,000	(627)	(952)	0	(1,579)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2023	8.144		2,300	(141)	(354)	0	(495)
	Southern Co.	1.000	Quarterly	12/20/2022	0.103		13,400	166	167	333	0
MYC	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.485		11,800	230	58	288	0
	Enterprise Products Operating LLC	1.000	Quarterly	06/20/2021	0.248		24,000	(795)	1,025	230	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175		47,800	(290)	(2,209)	0	(2,499)
	ONEOK Partners LP	1.000	Quarterly	06/20/2021	0.196		10,000	(980)	1,082	102	0
NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645		9,500	(783)	598	0	(185)
UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.397		4,300	252	(200)	52	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.719		1,550	(103)	79	0	(24)

								$(14,094)	$(6,529)	$2,120	$(22,743)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	Quarterly	12/20/2020	$4,700	$42	$75	$117	$0
	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	10,300	1,566	(1,096)	470	0
BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	3,800	443	(394)	49	0
CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	10,600	1,055	(571)	484	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,600	580	(508)	72	0
GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	8,900	752	(346)	406	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	4,000	555	(388)	167	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	16,300	1,935	(1,725)	210	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,200	(36)	23	0	(13)
JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	850	85	(46)	39	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	1,200	191	(141)	50	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	29,700	3,654	(3,272)	382	0
MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	5,000	594	(530)	64	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,200	(124)	78	0	(46)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(80)	49	0	(31)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	6,600	(8)	(177)	0	(185)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(52)	32	0	(20)

						$11,152	$(8,937)	$2,510	$(295)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	63

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.730%	Maturity	08/26/2025	$5,500	$0	$(339)	$0	$(339)

Total Swap Agreements							$(2,942)	$(15,805)	$4,630	$(23,377)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$4	$0	$0	$4	$0	$0	$0	$0	$4	$0	$4
BOA	7,933	0	587	8,520	(1,227)	(2,084)	(397)	(3,708)	4,812	(6,122)	(1,310)
BPS	4,021	0	96	4,117	(7,896)	(3,348)	(3,232)	(14,476)	(10,359)	10,741	382
BRC	8,232	0	114	8,346	0	0	(1,827)	(1,827)	6,519	(5,800)	719
CBK	7,593	0	570	8,163	(22,459)	0	(1,218)	(23,677)	(15,514)	15,270	(244)
DUB	120	0	0	120	(123)	(1,524)	(2,561)	(4,208)	(4,088)	1,973	(2,115)
FBF	0	0	0	0	(6,245)	(1,018)	0	(7,263)	(7,263)	7,375	112
GLM	5,422	1,211	0	6,633	(4,071)	(1,218)	0	(5,289)	1,344	(722)	622
GST	0	0	1,317	1,317	0	(3,233)	(3,321)	(6,554)	(5,237)	4,183	(1,054)
HUS	408	0	0	408	(348)	0	(2,926)	(3,274)	(2,866)	2,917	51
JPM	2	0	1,210	1,212	(1,233)	0	(4,905)	(6,138)	(4,926)	4,640	(286)
MYC	0	0	684	684	0	(1,540)	(2,545)	(4,085)	(3,401)	1,573	(1,828)
MYI	201	0	0	201	(2,585)	0	0	(2,585)	(2,384)	2,570	186
NGF	0	0	0	0	0	0	(185)	(185)	(185)	234	49
RYL	0	0	0	0	(304)	0	0	(304)	(304)	200	(104)
SAL	0	0	0	0	0	0	(216)	(216)	(216)	454	238
SCX	3,829	0	0	3,829	(4,236)	0	0	(4,236)	(407)	(340)	(747)
SSB	150	0	0	150	(8)	0	0	(8)	142	(320)	(178)
TOR	78	0	0	78	0	0	0	0	78	0	78
UAG	162	0	52	214	(148)	0	(44)	(192)	22	0	22

Total Over the Counter	$38,155	$1,211	$4,630	$43,996	$(50,883)	$(13,965)	$(23,377)	$(88,225)

(n)

Securities with an aggregate market value of $55,635 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

64	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$139	$139
Futures	15	0	0	0	0	15
Swap Agreements	0	890	0	0	3,126	4,016

	$15	$890	$0	$0	$3,265	$4,170

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,155	$0	$38,155
Purchased Options	0	0	0	0	1,211	1,211
Swap Agreements	0	4,630	0	0	0	4,630

	$0	$4,630	$0	$38,155	$1,211	$43,996

	$15	$5,520	$0	$38,155	$4,476	$48,166

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$244	$0	$0	$0	$920	$1,164
Swap Agreements	0	21,997	0	0	824	22,821

	$244	$21,997	$0	$0	$1,744	$23,985

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50,883	$0	$50,883
Written Options	0	12,747	0	0	1,218	13,965
Swap Agreements	0	23,038	0	0	339	23,377

	$0	$35,785	$0	$50,883	$1,557	$88,225

	$244	$57,782	$0	$50,883	$3,301	$112,210

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	65

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(19)	$(19)
Written Options	0	0	0	0	(12,426)	(12,426)
Futures	0	0	0	0	31,414	31,414
Swap Agreements	0	(114,273)	0	0	(124,439)	(238,712)

	$0	$(114,273)	$0	$0	$(105,470)	$(219,743)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,826	$0	$5,826
Purchased Options	0	0	0	0	(4,988)	(4,988)
Written Options	0	4,342	0	314	16,864	21,520
Swap Agreements	0	16,569	0	0	4,924	21,493

	$0	$20,911	$0	$6,140	$16,800	$43,851

	$0	$(93,362)	$0	$6,140	$(88,670)	$(175,892)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$108	$108
Futures	0	0	0	0	(11,457)	(11,457)
Swap Agreements	0	(126,050)	0	0	26,008	(100,042)

	$0	$(126,050)	$0	$0	$14,659	$(111,391)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18,398)	$0	$(18,398)
Purchased Options	0	0	0	(81)	3,956	3,875
Written Options	0	(12,433)	0	(207)	(2,689)	(15,329)
Swap Agreements	0	(35,726)	0	0	(4,647)	(40,373)

	$0	$(48,159)	$0	$(18,686)	$(3,380)	$(70,225)

	$0	$(174,209)	$0	$(18,686)	$11,279	$(181,616)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$196,713	$267,209	$463,922
Corporate Bonds & Notes
Banking & Finance	0	5,545,170	6,774	5,551,944
Industrials	0	3,826,851	3,664	3,830,515
Utilities	0	1,049,223	0	1,049,223
Municipal Bonds & Notes
Michigan	0	2,208	0	2,208
West Virginia	0	2,013	0	2,013
U.S. Government Agencies	0	1,724,616	2,088	1,726,704
U.S. Treasury Obligations	0	3,296,680	0	3,296,680
Non-Agency Mortgage-Backed Securities	0	259,821	0	259,821
Asset-Backed Securities	0	371,380	0	371,380

66	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

March 31, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Sovereign Issues	$0	$303,860	$0	$303,860
Common Stocks
Consumer Discretionary	6	0	0	6
Industrials	0	0	409	409
Warrants
Financials	0	0	0	0
Utilities	9	0	0	9
Convertible Preferred Securities
Banking & Finance	9,874	0	0	9,874
Preferred Securities
Banking & Finance	0	441,136	0	441,136
Industrials	16,992	70,433	0	87,425
Utilities	0	4,586	0	4,586
Real Estate Investment Trusts
Real Estate	3,406	0	0	3,406
Short-Term Instruments
Certificates of Deposit	0	10,693	0	10,693
Argentina Treasury Bills	0	126	0	126

	$30,287	$17,105,509	$280,144	$17,415,940

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$435,809	$0	$0	$435,809

Total Investments	$466,096	$17,105,509	$280,144	$17,851,749

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,155	0	4,155
Over the counter	0	43,944	52	43,996

	$0	$48,099	$52	$48,151

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(920)	(22,821)	0	(23,741)
Over the counter	0	(88,225)	0	(88,225)

	$(920)	$(111,046)	$0	$(111,966)

Total Financial Derivative Instruments	$(920)	$(62,947)	$52	$(63,815)

Totals	$465,176	$17,042,562	$280,196	$17,787,934

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(2)
Investments in Securities, at Value
Loan Participations and Assignments	$154,428	$171,312	$(37,256)	$164	$(33)	$(18,771)	$3,447	$(6,082)	$267,209	$(17,333)
Corporate Bonds & Notes
Banking & Finance	12,649	9,880	(16,660)	0	0	905	0	0	6,774	905
Industrials	4,195	3	(652)	(5)	(11)	377	0	(243)	3,664	396
U.S. Government Agencies	2,096	0	(41)	61	15	(43)	0	0	2,088	(44)
Common Stocks
Industrials	0	1,406	0	0	0	(997)	0	0	409	(997)
Warrants
Financials	0	0	0	0	0	0	0	0	0	0
Preferred Securities
Banking & Finance	1	0	0	0	0	(1)	0	0	0	(1)

	$173,369	$182,601	$(54,609)	$220	$(29)	$(18,530)	$3,447	$(6,325)	$280,144	$(17,074)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2020	67

Schedule of Investments PIMCO Investment Grade Credit Bond Fund (Cont.)

March 31, 2020

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020(2)
Financial Derivative Instruments - Assets
Over the counter	$219	$0	$0	$0	$0	$(167)	$0	$0	$52	$(81)

Totals	$173,588	$182,601	$(54,609)	$220	$(29)	$(18,697)	$3,447	$(6,325)	$280,196	$(17,155)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$35,700	Market Based Approach	Recovery Value	100.000	—
	110,588	Proxy Pricing	Base Price	96.750-100.830	98.377
	120,921	Third Party Vendor	Broker Quote	72.375-100.000	89.051
Corporate Bonds & Notes
Banking & Finance	0	Other Valuation Techniques(3)	—	—	—
	6,774	Reference Instrument	Option Adjusted Spread	538.500	—
Industrials	13	Other Valuation Techniques(3)	—	—	—
	3,651	Proxy Pricing	Base Price	111.050	—
U.S. Government Agencies	2,088	Proxy Pricing	Base Price	60.830	—
Common Stocks
Industrials	409	Other Valuation Techniques(3)	—	—	—
Warrants
Financials	0	Other Valuation Techniques(3)	—	—	—
Preferred Securities
Banking & Finance	0	Other Valuation Techniques(3)	—	—	—

Financial Derivative Instruments - Assets
Over the counter	52	Indicative Market Quotation	Broker Quote	1.046	—

Total	$280,196

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

68	PIMCO INVESTMENT GRADE CREDIT BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Investment Grade Credit Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2020	69

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

70	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2020

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04 which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day

ANNUAL REPORT	MARCH 31, 2020	71

Notes to Financial Statements (Cont.)

will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

72	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2020

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that

ANNUAL REPORT	MARCH 31, 2020	73

Notes to Financial Statements (Cont.)

security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

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March 31, 2020

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

ANNUAL REPORT	MARCH 31, 2020	75

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

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Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$283,228	$6,880,272	$(6,730,000)	$1,513	$796	$435,809	$2,072	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year)

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pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming

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negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right

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Notes to Financial Statements (Cont.)

to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no

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Notes to Financial Statements (Cont.)

additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The Temporary Order will terminate on a date to be specified in a public notice from the SEC staff, and such termination date will be no earlier than June 30, 2020.

During the period ended March 31, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of

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net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The

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Notes to Financial Statements (Cont.)

premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

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(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

ANNUAL REPORT	MARCH 31, 2020	87

Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids,

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together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

ANNUAL REPORT	MARCH 31, 2020	89

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the

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full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

ANNUAL REPORT	MARCH 31, 2020	91

Notes to Financial Statements (Cont.)

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party

ANNUAL REPORT	MARCH 31, 2020	93

Notes to Financial Statements (Cont.)

service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from

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counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2020	95

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2020, the Distributor retained $8,443,965 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

ANNUAL REPORT	MARCH 31, 2020	97

Notes to Financial Statements (Cont.)

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At March 31, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$440,213	$718,471

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

98	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2020

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$34,583,406	$34,537,261	$6,511,153	$3,800,452

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Investment Grade Credit Bond Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	373,473	$3,959,511	235,561		$2,369,662

I-2	374,783	3,983,577	205,085		2,060,455

I-3	7,354	77,929	8,855	(a)	89,191	(a)

Administrative Class	8,542	91,776	3,897		39,346

Class A	55,498	592,407	27,024		272,801

Class C	6,691	72,311	3,239		32,657

Issued as reinvestment of distributions

Institutional Class	24,935	268,721	26,017		261,757

I-2	9,236	99,500	9,081		91,373

I-3	314	3,389	155	(a)	1,560	(a)

Administrative Class	437	4,714	522		5,257

Class A	4,409	47,487	5,291		53,255

Class C	901	9,698	1,203		12,103

ANNUAL REPORT	MARCH 31, 2020	99

Notes to Financial Statements (Cont.)

	PIMCO Investment Grade Credit Bond Fund

	Year Ended 03/31/2020		Year Ended 03/31/2019

	Shares	Amount	Shares		Amount

Cost of shares redeemed

Institutional Class	(264,405)	$(2,801,790)	(346,360)		$(3,480,675)

I-2	(225,440)	(2,409,510)	(161,205)		(1,614,489)

I-3	(3,466)	(37,111)	(2,940	)(a)	(29,273	)(a)

Administrative Class	(7,754)	(83,407)	(15,413)		(154,976)

Class A	(58,146)	(614,422)	(69,125)		(695,786)

Class C	(12,244)	(130,797)	(16,581)		(166,660)

Net increase (decrease) resulting from Fund share transactions	295,118	$3,133,983	(85,694)		$(852,442)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

100	PIMCO INVESTMENT GRADE CREDIT BOND FUND

March 31, 2020

As of March 31, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Investment Grade Credit Bond Fund	$0	$0	$(276,590)	$(10,846)	$0	$(24,602)	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, interest accrued on defaulted securities, convertible preferred securities, sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through March 31, 2020 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through March 31, 2020 and Ordinary losses realized during the period January 1, 2020 through March 31, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Investment Grade Credit Bond Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Investment Grade Credit Bond Fund	$18,015,779	$863,298	$(1,138,949)	$(275,651)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, interest accrued on defaulted securities, convertible preferred securities, unrealized gain or loss on certain options, and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, straddle loss deferrals, and Lehman securities.

ANNUAL REPORT	MARCH 31, 2020	101

Notes to Financial Statements (Cont.)

March 31, 2020

For the fiscal years ended March 31, 2020 and March 31, 2019, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2020			March 31, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Investment Grade Credit Bond Fund	$563,482	$0	$0	$469,964	$12,519	$17,805

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

102	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Investment Grade Credit Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Investment Grade Credit Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related statements of operations and cash flows for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2020	103

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	MSC	Morgan Stanley & Co. LLC.
BOA	Bank of America N.A.	MYC	Morgan Stanley Capital Services LLC
BOS	BofA Securities, Inc.	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RCY	Royal Bank of Canada
FBF	Credit Suisse International	RDR	RBC Capital Markets LLC
FOB	Credit Suisse Securities (USA) LLC	RYL	NatWest Markets Plc
GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.
GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
IND	Crédit Agricole Corporate and Investment Bank S.A.	STR	State Street FICC Repo
JML	JP Morgan Securities Plc	TOR	The Toronto-Dominion Bank
JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
JPS	J.P. Morgan Securities LLC	UBS	UBS Securities LLC
MEI	Merrill Lynch International

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TRY	Turkish New Lira
HKD	Hong Kong Dollar	USD (or $)	United States Dollar
IDR	Indonesian Rupiah

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	SOFRRATE	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	SONIO	Sterling Overnight Interbank Average Rate
CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Prices Index
CMBX	Commercial Mortgage-Backed Index	US0003M	3 Month USD Swap Rate

104	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CHILIBOR	Chile Interbank Offered Rate	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	MARCH 31, 2020	105

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Investment Grade Credit Bond Fund	0%	1.39%	$432,247	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

106	PIMCO INVESTMENT GRADE CREDIT BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2020	107

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee -02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of December 31, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

108	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of January 1, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2020	109

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

110	PIMCO INVESTMENT GRADE CREDIT BOND FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of March 25, 2020

2 PIMCO Investments LLC (“PI”) serves as the Trusts’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2020	111

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2020.

112	PIMCO INVESTMENT GRADE CREDIT BOND FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report Cover.

PF3021AR_033120

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	March 31, 2020	$5,512,663
	March 31, 2019	$5,420,378
(b)	Fiscal Year Ended	Audit-Related Fees
	March 31, 2020	$—
	March 31, 2019	$150,000
(c)	Fiscal Year Ended	Tax Fees
	March 31, 2020	$29,000
	March 31, 2019	$7,500
(d)	Fiscal Year Ended	All Other Fees (1)
	March 31, 2020	$—
	March 31, 2019	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the

“Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2020	March 31, 2019

PIMCO Funds	$29,000	$157,500
Pacific Investment Management Company LLC (“PIMCO”)	12,876,302	11,787,812

Totals	$12,905,302	$11,945,312

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Consolidated Schedule of Investments PIMCO Income Fund

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 154.5%
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.6%
Advanz Pharma Corp.
6.568% (LIBOR03M + 5.500%) due 09/06/2024 ~		$45,091	$39,154
Al Convoy (Luxembourg) SARL
TBD% due 01/17/2027		5,600	5,264
TBD% (EUR003M + 3.750%) due 01/17/2027 ~	EUR	12,000	11,746
Alphabet Holding Co., Inc.
4.489% (LIBOR03M + 3.500%) due 09/26/2024 ~		$7,732	6,270
Altice France S.A.
4.705% (LIBOR03M + 4.000%) due 08/14/2026 ~		49,968	47,303
American Builders & Contractors Supply Co., Inc.
2.989% (LIBOR03M + 2.000%) due 01/15/2027 ~		41,591	37,778
Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 «~		3,283	2,873
5.240% (LIBOR03M + 4.250%) due 08/27/2026 «~		29,984	25,037
Aramark Services, Inc.
2.739% (LIBOR03M + 1.750%) due 03/11/2025 ~		9,978	9,363
Arconic Rolled Products Corp.
TBD% due 02/04/2027 «		6,518	5,964
Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~		3,603	3,450
Avolon TLB Borrower (U.S.) LLC
2.273% (LIBOR03M + 1.500%) due 02/12/2027 «~		15,822	14,240
2.523% (LIBOR03M + 1.750%) due 01/15/2025 ~		32,922	29,684
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(m)		24,303	23,513
Axalta Coating Systems U.S. Holdings, Inc.
3.200% (LIBOR03M + 1.750%) due 06/01/2024 ~		3,661	3,460
Banijay Entertainment U.S. Holdings
TBD% due 03/04/2025 «~		3,150	2,835
Bausch Health Cos., Inc.
3.362% (LIBOR03M + 2.750%) due 11/27/2025 ~		17,502	16,685
3.612% (LIBOR03M + 3.000%) due 06/02/2025 ~		22,818	21,868
Beacon Roofing Supply, Inc.
3.239% (LIBOR03M + 2.250%) due 01/02/2025 ~		6,419	5,841
Britannia Property Owner LLC
5.150% (LIBOR03M + 3.200%) due 10/09/2021 «~(m)		47,500	46,719
BWAY Holding Co.
5.084% (LIBOR03M + 3.250%) due 04/03/2024 ~		9,501	7,886
Caesars Entertainment Operating Co.
2.989% (LIBOR03M + 2.000%) due 10/07/2024 ~		12,876	10,666
Caesars Resort Collection LLC
3.739% (LIBOR03M + 2.750%) due 12/23/2024 ~		72,833	59,827
Camelot U.S. Acquisition 1 Co.
4.239% (LIBOR03M + 3.250%) due 10/31/2026 ~		3,392	3,069
Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		46,737	35,501

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CenturyLink, Inc.
3.239% (LIBOR03M + 2.250%) due 03/15/2027 ~		$27,949	$25,975
Charter Communications Operating LLC
2.740% (LIBOR03M + 1.750%) due 02/01/2027 ~		10,856	10,494
Cheltenham LLC
5.500% (LIBOR03M + 3.650%) due 11/09/2021 «~(m)		62,000	60,440
CityCenter Holdings LLC
3.239% (LIBOR03M + 2.250%) due 04/18/2024 ~		5,932	5,257
Clear Channel Outdoor Holdings, Inc.
4.489% (LIBOR03M + 3.500%) due 08/21/2026 ~		11,741	10,640
CommScope, Inc.
4.239% (LIBOR03M + 3.250%) due 04/06/2026 «~		32,338	30,721
Core & Main LP
4.330% - 4.331% (LIBOR03M + 2.750%) due 08/01/2024 ~		5,707	5,050
CSC Holdings LLC
3.112% (LIBOR03M + 2.500%) due 04/15/2027 ~		15,701	15,204
Dell International LLC
2.990% (LIBOR03M + 2.000%) due 09/19/2025 ~		13,117	12,619
Delos Finance SARL
3.200% (LIBOR03M + 1.750%) due 10/06/2023 ~		19,850	17,728
Diamond (BC) BV
4.777% (LIBOR03M + 3.000%) due 09/06/2024 ~		5,230	4,040
Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		71,086	53,848
Dubai World (3.000% Cash and 1.750% PIK)
4.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		190,491	177,633
Elanco Animal Health, Inc.
TBD% due 02/04/2027		29,118	27,935
Emerald TopCo, Inc.
4.489% (LIBOR03M + 3.500%) due 07/24/2026 ~		6,272	5,747
Encina Private Credit LLC
TBD% - 3.832% (LIBOR03M + 3.128%) due 11/30/2025 «~µ		232,200	232,200
Envision Healthcare Corp.
4.739% (LIBOR03M + 3.750%) due 10/10/2025 ~		246,739	132,252
EyeCare Partners LLC
TBD% due 02/18/2027 µ		2,322	1,919
4.822% (LIBOR03M + 3.750%) due 02/05/2027 ~		9,949	8,225
Fidere Gestion De Vivienda
2.500% (EUR003M + 2.500%) due 05/15/2020 «~(m)	EUR	84,973	90,753
Financial & Risk U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~		144,235	153,282
4.239% (LIBOR03M + 3.250%) due 10/01/2025 ~		$181,117	175,080
Fleet U.S. Bidco, Inc.
4.322% (LIBOR03M + 3.250%) due 10/07/2026 «~		2,800	2,562
Forest City Enterprises LP
4.489% (LIBOR03M + 3.500%) due 12/08/2025 «~		23,700	20,382
Froneri International PLC
2.625% (EUR003M + 2.625%) due 01/29/2027 ~	EUR	20,900	21,677
3.239% (LIBOR03M + 2.250%) due 01/29/2027 «~		$24,622	23,637
5.750% (EUR003M + 5.750%) due 01/31/2028 ~	EUR	1,150	1,177
6.739% (LIBOR03M + 5.750%) due 01/31/2028 «~		$1,798	1,708

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Frontier Communications Corp.
5.210% - 5.350% (LIBOR03M + 3.750%) due 06/15/2024 ~		$17,927	$17,001
Gardner Denver, Inc.
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~		74	70
GHH Holdings Ltd.
2.647% (BP0003M + 1.850%) due 12/04/2024 «~(m)	GBP	75,000	88,441
Golden Nugget, Inc.
3.489% - 3.695% (LIBOR03M + 2.500%) due 10/04/2023 ~		$272	213
Gray Television, Inc.
4.015% (LIBOR03M + 2.500%) due 01/02/2026 «~		15,506	14,963
Grey Barn LLC
5.000% (LIBOR03M + 3.000%) due 09/09/2021 «~(m)		95,000	92,952
Grifols Worldwide Operations USA, Inc.
2.684% (LIBOR03M + 2.000%) due 11/15/2027 ~		3,360	3,220
HCA, Inc.
2.739% (LIBOR03M + 1.750%) due 03/13/2025 ~		10,453	10,035
Hilton Worldwide Finance LLC
2.697% (LIBOR03M + 1.750%) due 06/22/2026 ~		124,261	116,494
Hotel (PL Property) Ltd.
2.625% (BP0003M + 1.900%) due 02/07/2023 «~(m)	GBP	54,000	65,036
Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	56,304	57,440
Ingersoll Rand Co. Ltd.
2.739% (LIBOR03M + 1.750%) due 03/01/2027 ~		$20,551	19,318
Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~		115,844	108,024
6.432% (LIBOR03M + 4.500%) due 01/02/2024 ~		8,166	7,622
6.625% due 01/02/2024 ~		7,520	7,069
IRB Holding Corp.
3.750% - 3.954% (LIBOR03M + 2.750%) due 02/05/2025 «~		7,271	5,671
Isla Vista Owner LLC
4.074% (LIBOR03M + 2.674%) due 05/09/2020 «~(m)		53,500	52,722
Jefferies Finance LLC
4.239% - 4.250% (LIBOR03M + 3.250%) due 06/03/2026 ~		8,457	7,114
Kiinteisto oy Paulon Talo
2.300% (EUR003M + 2.300%) due 02/15/2021 «~(m)	EUR	39,524	42,280
2.350% (EUR003M + 2.350%) due 02/15/2021 «~(m)		27,218	29,115
Marriott Ownership Resorts, Inc.
2.739% (LIBOR03M + 1.750%) due 08/29/2025 ~		$9,975	8,828
McDermott International, Inc.
10.647% (LIBOR03M + 9.000%) due 10/22/2020 ~		33,555	33,220
10.647% - 10.806% (LIBOR03M + 9.000%) due 10/21/2020 ~		27,672	25,528

See Accompanying Notes	3

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
McDermott Technology Americas, Inc.
TBD% due 10/21/2021 ^«(e)	$12,379	$11,451
TBD% due 05/09/2025 ^(e)	32,205	9,726
Meredith Corp.
3.489% (LIBOR03M + 2.500%) due 01/31/2025 ~	3,299	3,002
Messer Industrie GmbH
3.950% (LIBOR03M + 2.500%) due 03/01/2026 ~	14,240	12,799
MH Sub LLC
4.822% (LIBOR03M + 3.750%) due 09/13/2024 ~	16,721	14,547
Mission Broadcasting, Inc.
3.831% (LIBOR03M + 2.250%) due 01/17/2024 ~	1,950	1,831
Nascar Holdings, Inc.
3.674% (LIBOR03M + 2.750%) due 10/19/2026 ~	5,902	5,219
NCI Building Systems, Inc.
4.561% (LIBOR03M + 3.750%) due 04/12/2025 «~	44,761	39,166
Neiman Marcus Group Ltd. LLC
7.500% (LIBOR03M + 6.000%) due 10/25/2023 ~	56,911	23,049
Neiman Marcus Group Ltd. LLC (6.516% Cash and 1.000% PIK)
7.516% (LIBOR03M + 5.500%) due 10/25/2023 ~(d)	183,659	73,004
Nexstar Broadcasting, Inc.
3.191% (LIBOR03M + 2.250%) due 01/17/2024 ~	7,562	7,101
Nielsen Finance LLC
3.005% (LIBOR03M + 2.000%) due 10/04/2023 ~	26,096	24,487
Oasis West
3.960% (LIBOR03M + 3.250%) due 03/08/2022 «~(m)	200,000	192,982
Ortho-Clinical Diagnostics S.A.
4.765% (LIBOR03M + 3.250%) due 06/30/2025 ~	3,707	3,173
Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(e)	136,670	137,012
Parexel International Corp.
3.739% (LIBOR03M + 2.750%) due 09/27/2024 ~	6,693	5,756
PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	30,093	29,003
PG&E Corp.
TBD% - 4.950% (PRIME + 0.200%) due 04/16/2020 «~	69,354	61,725
3.120% (LIBOR03M + 2.250%) due 12/31/2020 ~	566,046	563,216
Playtika Holding Corp.
7.072% (LIBOR03M + 6.000%) due 12/10/2024 ~	10,138	9,563
Prestige Brands, Inc.
2.989% (LIBOR03M + 2.000%) due 01/26/2024 ~	711	667
Project Bull
2.725% (LIBOR03M + 2.000%) due 03/11/2021 «~	150,315	148,144
PUG LLC
4.489% - 4.950% (LIBOR03M + 3.500%) due 01/29/2027 «~	7,294	6,346
Qatar National Bank SAQ
2.595% (LIBOR03M + 0.900%) due 12/22/2020 «~	54,850	54,850
RegionalCare Hospital Partners Holdings, Inc.
4.739% (LIBOR03M + 3.750%) due 11/17/2025 ~	8,972	8,254

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Reynolds Consumer Products, Inc.
3.501% (LIBOR03M + 1.750%) due 02/04/2027 ~		$12,300	$11,677
Reynolds Group Holdings, Inc.
3.739% (LIBOR03M + 2.750%) due 02/05/2023 ~		5,526	5,271
RPI Intermediate Finance Trust
2.739% (LIBOR03M + 1.750%) due 02/11/2027 ~		11,559	10,788
SBA Senior Finance LLC
2.740% (LIBOR03M + 1.750%) due 04/11/2025 ~		4,814	4,586
Sequa Mezzanine Holdings LLC
6.742% (LIBOR03M + 5.000%) due 11/28/2021 «~		47,013	38,081
10.770% (LIBOR03M + 9.000%) due 04/28/2022 ~		14,440	10,649
Serta Simmons Bedding LLC
4.500% (LIBOR03M + 3.500%) due 11/08/2023 ~		5,044	2,076
Sierra Hamilton LLC
15.000% due 09/12/2023 «		828	828
Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	42,800	43,231
Sinclair Television Group, Inc.
3.210% (LIBOR03M + 2.500%) due 09/30/2026 ~		$12,313	11,405
Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		28,009	24,975
Sprint Communications, Inc.
3.500% (LIBOR03M + 2.500%) due 02/02/2024 «~		87,086	86,759
SS&C Technologies Holdings Europe SARL
2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~		18,819	17,125
SS&C Technologies, Inc.
2.739% (LIBOR03M + 1.750%) due 04/16/2025 ~		26,225	23,865
Starfruit Finco BV
3.863% (LIBOR03M + 3.000%) due 10/01/2025 «~		40,877	37,403
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		86,984	87,193
Sunshine Luxembourg SARL
3.750% (EUR003M + 3.750%) due 10/01/2026 ~	EUR	6,900	6,887
5.322% (LIBOR03M + 4.250%) due 10/01/2026 «~		$50,243	45,972
Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~		26,515	17,721
Tawny Funding S.A.
3.150% (EUR003M + 3.150%) due 03/16/2023 «~(m)	EUR	261,671	289,671
Tronox Finance LLC
3.739% - 4.200% (LIBOR03M + 2.750%) due 09/23/2024 ~		$6,471	5,818
U.S. Renal Care, Inc.
6.000% (LIBOR03M + 5.000%) due 06/26/2026 ~		23,123	20,791
Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		196,802	168,266
VFH Parent LLC
4.005% (LIBOR03M + 3.000%) due 03/01/2026 «~		4,094	3,807
VS Buyer LLC
4.863% (LIBOR03M + 3.250%) due 02/28/2027 «~		6,000	5,790

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
West Corp.
5.000% - 5.450% (LIBOR03M + 4.000%) due 10/10/2024 «~		$3,301	$2,542
Westmoreland Mining Holdings LLC
9.093% (LIBOR03M + 8.250%) due 03/15/2022 ~		2,873	2,830
Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(d)		9,827	7,112
Whatabrands LLC
3.766% (LIBOR03M + 2.750%) due 08/02/2026 ~		4,940	4,196
Windstream Services LLC
7.500% (PRIME + 4.250%) due 02/17/2024 «~		6,743	4,197
8.250% (PRIME + 5.000%) due 03/29/2021 «~		163,286	102,870
Wyndham Hotels & Resorts, Inc.
2.739% (LIBOR03M + 1.750%) due 05/30/2025 ~		13,002	11,442
Zayo Group Holdings, Inc.
3.989% (LIBOR03M + 3.000%) due 03/09/2027 ~		94,950	89,016
Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		19,853	16,263

Total Loan Participations and Assignments (Cost $5,846,608)			5,283,733

CORPORATE BONDS & NOTES 22.2%
BANKING & FINANCE 13.2%
AerCap Ireland Capital DAC
2.875% due 08/14/2024		5,850	4,726
3.500% due 05/26/2022		1,300	1,085
4.125% due 07/03/2023		15,000	12,764
4.250% due 07/01/2020		7,564	7,462
4.625% due 10/30/2020		23,312	22,616
5.000% due 10/01/2021		2,200	1,975
AIB Group PLC
4.263% due 04/10/2025 •		130,445	131,368
4.750% due 10/12/2023		14,200	14,083
Aircastle Ltd.
5.125% due 03/15/2021		844	838
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	6,800	7,595
Ally Financial, Inc.
3.875% due 05/21/2024		$31,766	28,788
4.250% due 04/15/2021		12,842	12,611
4.625% due 05/19/2022		7,605	7,382
7.500% due 09/15/2020		5,278	5,363
8.000% due 11/01/2031		9,158	10,568
Ambac Assurance Corp.
5.100% due 06/07/2020		197	274
Ambac LSNI LLC
6.450% due 02/12/2023 •		128,788	123,311
American Tower Corp.
3.000% due 06/15/2023		1,514	1,518
Annington Funding PLC
2.646% due 07/12/2025	GBP	8,700	10,765
Ardonagh Midco PLC
8.375% due 07/15/2023		68,250	72,586
8.625% due 07/15/2023		$200	180
Assurant, Inc.
4.200% due 09/27/2023		7,908	8,417

4	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Athene Global Funding
4.000% due 01/25/2022		$6,380	$6,451
Aviation Capital Group LLC
2.875% due 01/20/2022		2,605	2,356
Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		34,664	26,960
3.250% due 02/15/2027		9,076	7,155
5.125% due 10/01/2023		24,190	20,939
5.500% due 01/15/2023		34,244	30,780
Banco Bradesco S.A.
2.850% due 01/27/2023		41,207	39,013
3.200% due 01/27/2025		35,869	32,865
Banco BTG Pactual S.A.
4.500% due 01/10/2025		38,500	33,880
Banco de Credito del Peru
4.650% due 09/17/2024	PEN	166,000	48,972
Banco Santander S.A.
2.968% (US0003M + 1.120%) due 04/12/2023 ~		$6,800	6,538
3.848% due 04/12/2023		10,200	10,457
Bank of America Corp.
1.866% (US0003M + 0.650%) due 06/25/2022 ~		9,385	9,170
3.419% due 12/20/2028 •		4,000	4,138
3.550% due 03/05/2024 •		1,345	1,396
3.559% due 04/23/2027 •		25,000	26,216
3.974% due 02/07/2030 •		7,000	7,573
4.083% due 03/20/2051 •		19,000	21,627
Bank of Ireland
7.375% due 06/18/2020 •(k)(l)	EUR	49,359	52,638
Banque PSA Finance S.A.
5.750% due 04/04/2021		$200	208
Barclays Bank PLC
7.625% due 11/21/2022 (l)		341,820	349,849
Barclays PLC
1.500% due 09/03/2023	EUR	300	318
3.072% (US0003M + 1.380%) due 05/16/2024 ~		$79,200	69,789
3.122% (US0003M + 1.430%) due 02/15/2023 ~		41,300	38,898
3.125% due 01/17/2024 (o)	GBP	77,200	93,673
3.250% due 02/12/2027 (o)		52,900	62,382
3.250% due 01/17/2033 (o)		38,100	41,658
3.459% (US0003M + 1.625%) due 01/10/2023 ~		$22,000	21,163
3.650% due 03/16/2025		1,600	1,581
3.684% due 01/10/2023		15,100	15,151
3.932% due 05/07/2025 •		141,400	135,901
4.337% due 01/10/2028		12,400	12,641
4.338% due 05/16/2024 •		115,170	111,269
4.375% due 01/12/2026		58,600	59,809
4.610% due 02/15/2023 •		41,300	42,058
4.972% due 05/16/2029 •		54,150	58,537
5.875% due 09/15/2024 •(k)(l)	GBP	11,430	10,094
7.125% due 06/15/2025 •(k)(l)		91,834	97,732
7.250% due 03/15/2023 •(k)(l)		158,310	177,000
7.750% due 09/15/2023 •(k)(l)		$158,616	139,216
7.875% due 09/15/2022 •(k)(l)	GBP	167,211	181,427
8.000% due 12/15/2020 •(k)(l)	EUR	170,014	179,038
8.000% due 06/15/2024 •(k)(l)		$88,600	82,336
BGC Partners, Inc.
3.750% due 10/01/2024		14,898	13,354
5.125% due 05/27/2021		13,500	13,620
5.375% due 07/24/2023		7,136	7,142
BNP Paribas S.A.
4.400% due 08/14/2028		10,800	11,636
7.625% due 03/30/2021 •(k)(l)		19,400	18,951
BOC Aviation Ltd.
2.357% (US0003M + 1.125%) due 09/26/2023 ~		12,100	12,065

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.813% (US0003M + 1.050%) due 05/02/2021 ~		$30,660	$30,701
3.500% due 01/31/2023		9,100	9,556
Brighthouse Financial, Inc.
3.700% due 06/22/2027		6,716	5,842
Brixmor Operating Partnership LP
2.813% (US0003M + 1.050%) due 02/01/2022 ~		27,642	27,185
Brookfield Finance, Inc.
3.900% due 01/25/2028		2,146	2,209
4.700% due 09/20/2047		22,966	21,671
Cantor Fitzgerald LP
4.875% due 05/01/2024		6,070	6,065
Capital One Financial Corp.
3.450% due 04/30/2021		31,981	32,042
CBL & Associates LP
4.600% due 10/15/2024		1,257	269
5.250% due 12/01/2023		3,500	827
5.950% due 12/15/2026 (o)		25,121	4,822
CIT Group, Inc.
4.125% due 03/09/2021		13,418	13,290
5.000% due 08/15/2022		8,248	8,104
Citigroup, Inc.
2.751% (US0003M + 0.950%) due 07/24/2023 ~		70	66
3.010% (US0003M + 1.430%) due 09/01/2023 ~		2,200	2,152
3.520% due 10/27/2028 •		9,000	9,030
3.668% due 07/24/2028 •		10,000	10,382
3.980% due 03/20/2030 •(o)		10,000	10,710
Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		3,100	2,762
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(k)(l)(o)	EUR	34,027	36,119
6.625% due 06/29/2021 •(k)(l)(o)		39,200	41,494
Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	64,862	2,665
Credit Agricole S.A.
3.750% due 04/24/2023		$17,350	17,704
7.875% due 01/23/2024 •(k)(l)		300	291
Credit Suisse AG
5.750% due 09/18/2025 •(l)	EUR	1,681	1,832
6.500% due 08/08/2023 (l)		$52,792	53,970
Credit Suisse Group AG
2.024% (US0003M + 1.240%) due 06/12/2024 ~		21,150	18,696
2.593% due 09/11/2025 •		61,250	58,296
3.574% due 01/09/2023		15,000	15,149
4.207% due 06/12/2024 •		26,500	26,086
4.282% due 01/09/2028		13,450	13,802
6.250% due 12/18/2024 •(k)(l)		5,000	4,643
7.250% due 09/12/2025 •(k)(l)		8,640	7,847
7.500% due 07/17/2023 •(k)(l)		48,700	44,916
7.500% due 12/11/2023 •(k)(l)		49,406	47,866
Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021		20,000	20,133
3.750% due 03/26/2025		250	253
3.800% due 09/15/2022		8,250	8,398
3.800% due 06/09/2023		7,850	8,039
4.550% due 04/17/2026		26,150	27,673
Crown Castle International Corp.
2.250% due 09/01/2021		3,595	3,547
CTR Partnership LP
5.250% due 06/01/2025		11,242	11,172
Deutsche Bank AG
0.031% (EUR003M + 0.500%) due 12/07/2020 ~(o)	EUR	47,100	51,448
0.177% (EUR003M + 0.650%) due 09/10/2021 ~(o)		13,600	14,620
1.875% due 02/14/2022		100	106
2.700% due 07/13/2020		$28,956	28,389
2.818% (US0003M + 0.970%) due 07/13/2020 ~		31,378	30,923
3.041% (US0003M + 1.290%) due 02/04/2021 ~		50,600	48,683
3.150% due 01/22/2021		2,400	2,346
3.300% due 11/16/2022		13,700	12,850
3.375% due 05/12/2021		19,696	19,015
3.700% due 05/30/2024		19,987	18,774
3.950% due 02/27/2023		59,270	58,951
3.961% due 11/26/2025 •		276,300	255,992
4.100% due 01/13/2026		8,728	7,981
4.250% due 02/04/2021		70,900	68,106
4.250% due 10/14/2021		473,104	450,397
5.000% due 02/14/2022		127,065	125,406

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Digital Realty Trust LP
3.600% due 07/01/2029		$31,831	$31,132
4.450% due 07/15/2028		20,685	22,075
Discover Bank
3.350% due 02/06/2023		3,150	3,167
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	79,281	84,816
EPR Properties
4.750% due 12/15/2026		$2,437	2,220
4.950% due 04/15/2028		3,944	3,893
Equinix, Inc.
2.875% due 03/15/2024	EUR	27,225	29,095
2.875% due 02/01/2026		45,409	48,477
Equitable Holdings, Inc.
3.900% due 04/20/2023		$3,958	3,949
5.000% due 04/20/2048		1,565	1,485
Erste Group Bank AG
8.875% due 10/15/2021 •(k)(l)	EUR	200	220
ESH Hospitality, Inc.
4.625% due 10/01/2027		$6,069	4,768
Eurobank Ergasias S.A.
2.750% due 11/02/2050	EUR	8,926	9,942
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$9,903	10,708
FCE Bank PLC
0.086% due 08/26/2020 •	EUR	7,300	7,863
0.869% due 09/13/2021		18,500	18,269
1.114% due 05/13/2020		1,140	1,246
1.660% due 02/11/2021		4,808	4,979
1.875% due 06/24/2021		17,172	17,513
FFC Senior Note Lease-Backed Pass-Through Trust
5.141% due 07/10/2053 «		$49,416	54,249
Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	19,700	19,140
0.017% due 05/14/2021 •		19,550	20,278
1.744% due 07/19/2024		29,100	25,160
2.343% due 11/02/2020		$4,000	3,860
2.425% due 06/12/2020		1,048	1,024
3.087% due 01/09/2023		65,500	59,278
3.157% due 08/04/2020		10,402	10,196
3.550% due 10/07/2022		85,800	80,438
5.875% due 08/02/2021		1,600	1,576
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		80,210	59,455
6.750% due 03/15/2022		109,870	102,279
GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	6,181	6,752
0.800% due 01/21/2022		8,600	9,269
2.250% due 07/20/2020		4,600	5,082
2.625% due 03/15/2023		3,400	3,776
GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$6,625	6,588
4.418% due 11/15/2035		31,460	34,125
GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	200	254
5.875% due 11/04/2020		360	455
General Motors Financial Co., Inc.
0.177% due 03/26/2022 •	EUR	10,900	11,291
2.650% due 04/13/2020		$53,900	53,858
3.200% due 07/13/2020		11,636	11,603
3.700% due 11/24/2020		1,550	1,535
GLP Capital LP
5.250% due 06/01/2025		6,145	5,730
5.300% due 01/15/2029		29,711	25,616
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		26,168	24,703
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		14,700	13,745
Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		236,900	230,433
Host Hotels & Resorts LP
4.000% due 06/15/2025		3,070	2,860
Howard Hughes Corp.
5.375% due 03/15/2025		34,900	34,026
HSBC Holdings PLC
1.434% (US0003M + 0.650%) due 09/11/2021 ~		126,800	124,002
2.164% (US0003M + 1.380%) due 09/12/2026 ~		50,300	47,924
2.292% (US0003M + 0.600%) due 05/18/2021 ~		64,100	62,795
2.692% (US0003M + 1.000%) due 05/18/2024 ~		19,400	18,104

See Accompanying Notes	5

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.000% due 05/29/2030 •(o)	GBP	40,500	$48,756
3.239% (US0003M + 2.240%) due 03/08/2021 ~		$9,744	9,689
3.262% due 03/13/2023 •		19,470	19,517
3.600% due 05/25/2023		8,890	9,043
3.950% due 05/18/2024 •		1,700	1,744
3.973% due 05/22/2030 •		73,300	75,425
4.041% due 03/13/2028 •(o)		17,580	17,930
4.292% due 09/12/2026 •		56,800	59,495
4.300% due 03/08/2026		78,900	84,403
4.583% due 06/19/2029 •(o)		73,000	77,861
4.750% due 07/04/2029 •(k)(l)	EUR	51,337	49,009
5.875% due 09/28/2026 •(k)(l)	GBP	80,500	89,393
6.000% due 09/29/2023 •(k)(l)	EUR	18,000	18,607
6.500% due 03/23/2028 •(k)(l)		$92,140	86,226
Hudson Pacific Properties LP
3.950% due 11/01/2027		5,427	5,182
4.650% due 04/01/2029		15,000	15,427
Hunt Cos., Inc.
6.250% due 02/15/2026		4,594	3,466
Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		24,400	21,732
3.950% due 02/13/2050		9,900	8,161
ING Groep NV
2.451% (US0003M + 1.000%) due 10/02/2023 ~		33,500	31,595
4.100% due 10/02/2023		57,300	58,907
5.750% due 11/16/2026 •(k)(l)		42,700	36,998
International Lease Finance Corp.
8.250% due 12/15/2020		51,881	51,590
8.625% due 01/15/2022		4,475	4,344
iStar, Inc.
5.250% due 09/15/2022		3,212	2,990
JPMorgan Chase & Co.
1.499% (US0003M + 0.610%) due 06/18/2022 ~		9,327	9,100
3.031% (US0003M + 1.230%) due 10/24/2023 ~		1,890	1,831
JPMorgan Chase Bank N.A.
2.134% (US0003M + 0.340%) due 04/26/2021 ~		96,900	94,442
3.086% due 04/26/2021 •		70,410	70,382
Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	2,800	2,963
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$12,160	10,970
Kookmin Bank
2.250% due 02/03/2021		36,400	36,758
Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		7,282	5,807
Life Storage LP
3.875% due 12/15/2027		2,792	2,516
Lloyds Banking Group PLC
1.995% (US0003M + 0.800%) due 06/21/2021 ~		100,000	97,618
2.250% due 10/16/2024	GBP	1,550	1,863
2.907% due 11/07/2023 •		$8,900	8,901
3.574% due 11/07/2028 •		43,950	43,703
4.050% due 08/16/2023		54,600	56,894
4.375% due 03/22/2028		20,320	21,907
4.450% due 05/08/2025		1,300	1,395
4.550% due 08/16/2028		29,400	31,265
5.125% due 12/27/2024 •(k)(l)	GBP	14,600	13,644
6.375% due 06/27/2020 •(k)(l)(o)	EUR	5,932	6,045
7.500% due 06/27/2024 •(k)(l)		$10,814	9,344
7.500% due 09/27/2025 •(k)(l)		122,752	110,415
7.625% due 06/27/2023 •(k)(l)	GBP	390,997	412,689
7.875% due 06/27/2029 •(k)(l)		116,142	132,218
LoanCore Capital Markets LLC
6.875% due 06/01/2020		$4,755	4,514
Logicor Financing SARL
3.250% due 11/13/2028	EUR	4,639	5,114

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MMcapS Funding Ltd.
1.522% (US0003M + 0.290%) due 12/26/2039 ~		$22,820	$20,082
1.732% (US0003M + 0.500%) due 12/26/2039 ~		10,100	7,171
Morgan Stanley
5.597% due 03/24/2051 •		23,200	32,908
National Bank of Greece S.A.
2.750% due 10/19/2020	EUR	7,500	8,349
Nationwide Building Society
3.622% due 04/26/2023 •		$42,110	41,901
3.766% due 03/08/2024 •		82,123	79,824
3.960% due 07/18/2030 •(o)		57,892	58,649
4.302% due 03/08/2029 •		79,100	83,734
4.363% due 08/01/2024 •		1,285	1,293
Natwest Markets PLC
0.625% due 03/02/2022 (o)	EUR	76,178	82,274
1.125% due 06/14/2023 (o)		17,600	18,876
NatWest Markets PLC
3.625% due 09/29/2022		$142,500	140,953
Navient Corp.
5.000% due 10/26/2020		11,304	11,173
5.875% due 03/25/2021		34,992	34,399
6.500% due 06/15/2022		92,429	90,370
6.625% due 07/26/2021		23,537	24,284
7.250% due 01/25/2022		34,020	33,418
Newmark Group, Inc.
6.125% due 11/15/2023		17,600	17,933
NTT Finance Corp.
1.900% due 07/21/2021		1,620	1,612
Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		17,066	14,980
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		16,860	16,359
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		4,719	4,459
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		25,653	24,326
4.500% due 03/15/2023		27,952	24,291
5.250% due 08/15/2022		68,400	61,891
5.500% due 02/15/2024		11,114	9,589
Physicians Realty LP
3.950% due 01/15/2028		4,984	4,740
Preferred Term Securities Combination Trust
0.000% due 09/26/2034 ~		6,000	2,490
Preferred Term Securities Ltd.
1.041% (US0003M + 0.300%) due 03/22/2037 ~		87,265	74,175
1.041% (US0003M + 0.300%) due 09/22/2037 ~		102	89
1.041% (US0003M + 0.300%) due 12/22/2037 ~		13,096	11,132
1.051% (US0003M + 0.310%) due 12/22/2036 ~		100,956	92,879
1.081% (US0003M + 0.340%) due 09/22/2036 ~		22,251	20,248
1.091% (US0003M + 0.350%) due 06/22/2037 ~		51,794	35,220
1.111% (US0003M + 0.370%) due 09/22/2037 ~		42,865	30,863
1.121% (US0003M + 0.380%) due 09/23/2035 ~		376	354
1.121% (US0003M + 0.380%) due 12/22/2036 ~		3,551	2,592
1.121% (US0003M + 0.380%) due 03/22/2037 ~		46,862	32,335
1.131% (US0003M + 0.390%) due 12/22/2036 ~		3,120	2,465
1.141% (US0003M + 0.400%) due 09/22/2036 ~		30,003	23,252
1.141% (US0003M + 0.400%) due 12/22/2037 ~		2,153	1,593
1.141% (US0003M + 0.400%) due 03/22/2038 ~		105,098	89,168
1.171% (US0003M + 0.430%) due 12/22/2035 ~		30,520	23,806
1.191% (US0003M + 0.450%) due 03/22/2038 ~		7,166	5,231
1.221% (US0003M + 0.480%) due 09/23/2035 ~		15,092	12,224
1.241% (US0003M + 0.500%) due 03/23/2035 ~		17,248	15,695
1.243% (US0003M + 0.400%) due 06/23/2035 ~		25,972	23,115
1.321% (US0003M + 0.580%) due 03/23/2035 ~		14,250	11,685

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.341% (US0003M + 0.600%) due 03/22/2038 ~		$17,923	$14,159
1.343% (US0003M + 0.500%) due 06/23/2035 ~		10,965	8,004
1.361% (US0003M + 0.620%) due 12/22/2036 ~		33,175	24,218
1.491% (US0003M + 0.750%) due 09/23/2035 ~		20,740	15,140
1.641% (US0003M + 0.900%) due 03/22/2038 ~		43,800	41,610
1.696% (US0003M + 0.580%) due 09/26/2034 ~		7,500	6,675
1.723% (US0003M + 0.880%) due 12/24/2033 ~		5,000	4,250
2.788% (US0003M + 0.860%) due 07/03/2033 ~		4,338	4,078
2.847% (US0003M + 0.900%) due 01/03/2033 ~		16,159	15,513
Progressive Corp.
3.950% due 03/26/2050		15,000	17,390
QNB Finance Ltd.
3.181% (US0003M + 1.450%) due 08/11/2021 ~		31,600	31,797
3.389% (US0003M + 1.570%) due 07/18/2021 ~		25,000	24,558
Regional Diversified Funding Ltd.
2.124% (US0003M + 0.330%) due 01/25/2036 ~		335	325
Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •(o)	EUR	13,604	14,794
2.000% due 03/04/2025 •(o)		18,700	19,956
2.500% due 03/22/2023 (o)		50,838	55,684
2.766% (US0003M + 1.550%) due 06/25/2024 ~		$2,800	2,538
3.162% (US0003M + 1.470%) due 05/15/2023 ~		79,246	75,296
3.498% due 05/15/2023 •		70,270	69,440
3.875% due 09/12/2023		30,500	30,868
4.269% due 03/22/2025 •		124,100	127,694
4.445% due 05/08/2030 •		162,800	170,967
4.519% due 06/25/2024 •		16,100	16,235
4.800% due 04/05/2026		89,400	89,043
4.892% due 05/18/2029 •(o)		13,000	13,799
5.076% due 01/27/2030 •		177,353	193,116
7.500% due 08/10/2020 •(k)(l)		150,689	138,966
7.648% due 09/30/2031 •(k)		100	128
8.000% due 08/10/2025 •(k)(l)(o)		82,521	77,545
8.625% due 08/15/2021 •(k)(l)		216,239	211,985
Sabra Health Care LP
4.800% due 06/01/2024		5,990	6,090
Santander Holdings USA, Inc.
3.244% due 10/05/2026		20,553	18,394
3.400% due 01/18/2023		10,812	10,695
3.500% due 06/07/2024		22,065	21,581
4.400% due 07/13/2027 (o)		9,079	8,949
4.500% due 07/17/2025		134,600	137,591
Santander UK Group Holdings PLC
0.367% (EUR003M + 0.780%) due 05/18/2023 ~	EUR	1,200	1,259
0.481% (EUR003M + 0.850%) due 03/27/2024 ~		9,534	9,820
1.125% due 09/08/2023		6,405	6,813
2.875% due 10/16/2020		$4,350	4,349
2.875% due 08/05/2021		40,200	39,590
2.920% due 05/08/2026 •(o)	GBP	19,195	23,626
3.373% due 01/05/2024 •		$2,084	2,101
3.571% due 01/10/2023		6,200	6,174
3.823% due 11/03/2028 •		31,580	33,342
4.796% due 11/15/2024 •		151,400	158,895

6	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.750% due 06/24/2024 •(k)(l)	GBP	39,464	$39,873
7.375% due 06/24/2022 •(k)(l)		124,393	127,718
Santander UK PLC
3.400% due 06/01/2021		$29,900	29,961
SBA Communications Corp.
3.875% due 02/15/2027		15,493	15,648
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		83,400	85,362
6.125% due 02/07/2022		228,585	236,921
Service Properties Trust
5.000% due 08/15/2022		6,895	4,939
SL Green Operating Partnership LP
3.250% due 10/15/2022		6,930	6,904
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	32,385
SLM Student Loan Trust
0.061% (EUR003M + 0.550%) due 12/15/2033 ~	EUR	1,087	1,114
1.010% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	14,107	15,752
SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		$1,013	1,022
4.125% due 07/15/2023		24,900	26,908
Societe Generale S.A.
6.750% due 04/06/2028 •(k)(l)		14,187	11,840
7.375% due 10/04/2023 •(k)(l)		78,400	67,870
Society of Lloyd’s
4.750% due 10/30/2024	GBP	2,100	2,662
Springleaf Finance Corp.
5.625% due 03/15/2023		$252,850	249,689
6.125% due 05/15/2022 (o)		240,631	245,973
6.125% due 03/15/2024		26,502	26,372
6.875% due 03/15/2025		18,542	18,813
7.750% due 10/01/2021		12,500	12,568
8.250% due 12/15/2020 (o)		271,506	273,339
Standard Chartered PLC
2.969% (US0003M + 1.150%) due 01/20/2023 ~		23,830	23,024
4.247% due 01/20/2023 •		44,130	44,744
Starwood Property Trust, Inc.
4.750% due 03/15/2025		7,871	6,995
5.000% due 12/15/2021		5,750	5,300
STORE Capital Corp.
4.500% due 03/15/2028		4,230	4,232
4.625% due 03/15/2029		1,903	1,926
Sunac China Holdings Ltd.
8.350% due 04/19/2023		9,800	9,261
Synchrony Financial
4.500% due 07/23/2025		545	534
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,051	7,642
5.661% due 10/13/2041		466	720
5.744% due 04/13/2040		4,072	6,298
5.801% due 10/13/2040		25,124	39,212
6.052% due 10/13/2039		30,787	48,234
7.623% due 07/13/2039		3,947	6,868
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$7,556	2,457
TP ICAP PLC
5.250% due 01/26/2024	GBP	3,475	4,245
Trafford Centre Finance Ltd.
1.411% (BP0003M + 0.725%) due 07/28/2038 ~		6,550	7,591
U.S. Capital Funding Ltd.
2.114% due 07/10/2043 •		$58,277	49,535
2.643% (US0003M + 0.880%) due 05/01/2034 ~		8,564	7,965
UBS AG
4.750% due 02/12/2026 •(l)	EUR	1,900	2,069
5.125% due 05/15/2024 (l)		$62,650	63,277
7.625% due 08/17/2022 (l)		85,315	87,916
UBS Group AG
2.903% due 05/23/2023 •		19,000	17,782
3.000% due 04/15/2021		27,400	27,461
3.491% due 05/23/2023		38,000	38,443
4.125% due 09/24/2025		111,840	116,421
4.125% due 04/15/2026		13,900	14,114
4.253% due 03/23/2028		22,500	23,643
5.750% due 02/19/2022 •(k)(l)	EUR	5,000	5,390
7.000% due 02/19/2025 •(k)(l)		$7,600	7,373

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
UniCredit SpA
7.830% due 12/04/2023		$593,520	$634,613
9.250% due 06/03/2022 •(k)(l)	EUR	25,000	26,079
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	11,979	16,438
Uniti Group LP
7.875% due 02/15/2025 (o)		$32,150	30,141
Volkswagen Bank GmbH
0.000% due 06/15/2021 •(o)	EUR	12,200	13,275
0.625% due 09/08/2021 (o)		34,500	37,527
Volkswagen Leasing GmbH
0.071% due 07/06/2021 •(o)		16,700	18,138
Voyager Aviation Holdings LLC
8.500% due 08/15/2021		$33,294	31,583
Wells Fargo & Co.
2.625% due 07/22/2022		16,933	17,154
2.682% (US0003M + 0.880%) due 07/22/2020 ~		25	25
3.007% (US0003M + 1.230%) due 10/31/2023 ~		856	817
Wells Fargo Bank N.A.
2.306% (US0003M + 0.500%) due 07/23/2021 ~		42,900	41,831
3.325% due 07/23/2021 •		38,550	38,620
Welltower, Inc.
4.250% due 04/01/2026		8,800	9,082
4.250% due 04/15/2028		4,018	4,060
WP Carey, Inc.
3.850% due 07/15/2029		2,884	2,820
WPC Eurobond BV
2.125% due 04/15/2027 (o)	EUR	19,200	20,475
2.250% due 04/09/2026 (o)		19,300	20,854

			14,996,548

INDUSTRIALS 6.3%
AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	17,600	20,703
AbbVie, Inc.
3.375% due 11/14/2021		$18,308	18,677
4.450% due 05/14/2046		8,000	8,541
4.875% due 11/14/2048		7,000	8,199
Aker BP ASA
3.000% due 01/15/2025		5,950	4,739
3.750% due 01/15/2030		13,350	10,050
Albertsons Cos., Inc.
3.500% due 02/15/2023		4,156	4,123
4.625% due 01/15/2027		1,959	1,960
4.875% due 02/15/2030		3,867	3,857
Alimentation Couche-Tard, Inc.
4.500% due 07/26/2047		2,000	1,914
Altice Financing S.A.
2.250% due 01/15/2025	EUR	25,528	25,242
3.000% due 01/15/2028		24,400	23,893
5.000% due 01/15/2028 (o)		$10,600	9,460
7.500% due 05/15/2026 (o)		10,300	10,074
Altice France S.A.
5.500% due 01/15/2028		21,800	20,532
7.375% due 05/01/2026		141,374	143,572
8.125% due 02/01/2027		18,500	19,389
American Airlines Pass-Through Trust
3.000% due 04/15/2030		21,797	20,638
3.200% due 12/15/2029		8,460	9,221
3.350% due 04/15/2031		7,801	7,846
3.375% due 11/01/2028		5,443	5,062
3.600% due 03/22/2029		227	216
3.650% due 02/15/2029		11,935	11,397
3.650% due 12/15/2029		4,273	4,622
4.000% due 01/15/2027		1,859	1,870
5.250% due 07/31/2022		814	806
Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		5,000	5,057
4.439% due 10/06/2048		6,900	7,082
Anthem, Inc.
3.650% due 12/01/2027		6,400	6,624
Aptiv PLC
5.400% due 03/15/2049		1,400	1,302
Arconic Corp.
6.125% due 02/15/2028		6,891	7,098
Arrow Electronics, Inc.
3.500% due 04/01/2022		3,793	3,773
Autodesk, Inc.
3.600% due 12/15/2022		2,380	2,510
AutoNation, Inc.
3.350% due 01/15/2021		1,900	1,891
Avon International Capital PLC
6.500% due 08/15/2022		5,004	4,471

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
B.C. Unlimited Liability Co.
4.250% due 05/15/2024		$32,509	$32,631
4.375% due 01/15/2028		7,190	6,683
Bacardi Ltd.
4.450% due 05/15/2025		18,100	19,059
4.500% due 01/15/2021		900	908
4.700% due 05/15/2028		22,300	23,894
Baker Hughes a GE Co. LLC
3.337% due 12/15/2027		5,400	4,963
Banijay Entertainment SASU
5.375% due 03/01/2025		3,200	2,952
BAT Capital Corp.
2.764% due 08/15/2022		6,600	6,508
3.557% due 08/15/2027		24,000	22,654
Bausch Health Cos., Inc.
6.500% due 03/15/2022		26,770	27,138
Bayer U.S. Finance LLC
1.846% (US0003M + 0.630%) due 06/25/2021 ~		14,100	13,651
2.750% due 07/15/2021		10,819	10,711
3.500% due 06/25/2021		3,400	3,408
Bombardier, Inc.
6.125% due 01/15/2023		2,888	2,054
7.500% due 03/15/2025		2,471	1,730
7.875% due 04/15/2027		41,800	29,159
Broadcom Corp.
3.000% due 01/15/2022		56,492	56,017
3.500% due 01/15/2028		2,800	2,601
3.625% due 01/15/2024		7,097	7,036
3.875% due 01/15/2027		66,055	63,116
Broadcom, Inc.
4.250% due 04/15/2026		10,000	10,183
4.750% due 04/15/2029		12,000	12,214
Camelot Finance S.A.
4.500% due 11/01/2026		1,632	1,592
Campbell Soup Co.
1.371% (US0003M + 0.630%) due 03/15/2021 ~		13,782	13,345
Canadian Pacific Railway Co.
4.500% due 01/15/2022		1,000	1,029
CCO Holdings LLC
4.500% due 08/15/2030		33,716	33,231
4.750% due 03/01/2030		37,454	37,568
Centene Corp.
3.375% due 02/15/2030		9,328	8,710
4.250% due 12/15/2027		13,090	13,188
4.625% due 12/15/2029		16,855	17,033
4.750% due 01/15/2025		37,413	38,115
Charter Communications Operating LLC
3.413% (US0003M + 1.650%) due 02/01/2024 ~		112,786	109,620
3.579% due 07/23/2020		27,518	27,434
4.464% due 07/23/2022		38,737	40,061
4.800% due 03/01/2050		34,328	35,939
4.908% due 07/23/2025		20,595	22,226
Citrix Systems, Inc.
3.300% due 03/01/2030		6,207	5,810
Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		40,385	34,984
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 þ	GBP	504	611
Coca-Cola Co.
4.200% due 03/25/2050		$25,000	32,846
Coca-Cola European Partners PLC
4.500% due 09/01/2021		4,520	4,601
Community Health Systems, Inc.
6.250% due 03/31/2023		477,474	456,883
6.625% due 02/15/2025		61,887	57,710
8.000% due 03/15/2026		100,482	96,023
8.625% due 01/15/2024		170,453	169,543
Conagra Brands, Inc.
2.552% (US0003M + 0.750%) due 10/22/2020 ~		4,714	4,665
Connect Finco SARL
6.750% due 10/01/2026		12,136	10,073
Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(d)(e)		4,384	1,754
10.000% due 11/09/2024 ^«(d)(e)		640	16
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,329	1,287
5.500% due 04/29/2022		683	672
7.707% due 10/02/2022		534	538

See Accompanying Notes	7

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Continental Resources, Inc.
5.000% due 09/15/2022		$3,078	$1,911
Corning, Inc.
5.450% due 11/15/2079		11,846	12,266
CSC Holdings LLC
6.500% due 02/01/2029		10,600	11,492
CVS Pass-Through Trust
4.163% due 08/11/2036		6,107	6,870
5.773% due 01/10/2033		5,083	6,224
5.880% due 01/10/2028		1,137	1,323
7.507% due 01/10/2032		4,556	5,928
D.R. Horton, Inc.
4.375% due 09/15/2022		755	770
DAE Funding LLC
4.000% due 08/01/2020		23,943	23,672
4.500% due 08/01/2022		11,114	10,391
5.000% due 08/01/2024		29,900	27,283
5.250% due 11/15/2021		62,189	56,864
5.750% due 11/15/2023		58,344	54,478
Daimler Finance North America LLC
2.000% due 07/06/2021		2,600	2,508
2.550% due 08/15/2022		37,650	36,146
3.400% due 02/22/2022		10,000	9,726
Danone S.A.
2.077% due 11/02/2021		6,506	6,518
3.000% due 06/15/2022		4,000	4,066
Dealer Tire LLC
8.000% due 02/01/2028		6,948	5,610
Dell International LLC
4.420% due 06/15/2021		15,711	15,885
5.450% due 06/15/2023		14,400	14,795
6.020% due 06/15/2026		1,300	1,386
Delta Air Lines, Inc.
2.600% due 12/04/2020		14,375	13,726
3.400% due 04/19/2021		7,130	6,497
3.625% due 03/15/2022		23,912	22,398
Deutsche Telekom International Finance BV
1.950% due 09/19/2021		5,590	5,524
2.820% due 01/19/2022		8,655	8,601
Diamond Resorts International, Inc.
7.750% due 09/01/2023		126,081	91,720
10.750% due 09/01/2024		2,700	1,671
Discovery Communications LLC
2.800% due 06/15/2020		1,342	1,339
4.375% due 06/15/2021		2,220	2,271
DISH DBS Corp.
5.125% due 05/01/2020		41,349	41,176
6.750% due 06/01/2021		3,475	3,543
Dominion Energy Gas Holdings LLC
1.341% (US0003M + 0.600%) due 06/15/2021 ~		31,000	29,802
DP World PLC
2.375% due 09/25/2026	EUR	10,150	10,458
4.250% due 09/25/2030	GBP	7,275	8,220
eBay, Inc.
2.150% due 06/05/2020		$2,190	2,189
2.600% due 07/15/2022		1,009	1,013
3.800% due 03/09/2022		96	97
EMC Corp.
2.650% due 06/01/2020		12,765	12,740
Energy Transfer Operating LP
2.900% due 05/15/2025		6,778	5,743
3.750% due 05/15/2030		15,858	12,495
5.000% due 05/15/2050		14,366	11,203
Eni SpA
4.250% due 05/09/2029		3,000	2,913
Equifax, Inc.
2.562% (US0003M + 0.870%) due 08/15/2021 ~		15,786	15,409
3.600% due 08/15/2021		5,544	5,534
Exela Intermediate LLC
10.000% due 07/15/2023		16,771	4,528
Exxon Mobil Corp.
4.327% due 03/19/2050		7,000	8,589
F-Brasile SpA
7.375% due 08/15/2026		10,000	10,000
Flex Ltd.
4.875% due 06/15/2029		2,689	2,567
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		2,700	2,714
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020		2,042	2,029
Fresenius U.S. Finance, Inc.
4.250% due 02/01/2021		1,700	1,708
Front Range BidCo, Inc.
4.000% due 03/01/2027		44,809	43,129
6.125% due 03/01/2028		22,591	21,589

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
G4S International Finance PLC
1.500% due 01/09/2023	EUR	4,300	$4,669
General Electric Co.
0.000% due 05/28/2020 •		9,870	10,854
0.375% due 05/17/2022		12,850	13,592
1.250% due 05/26/2023		2,461	2,611
3.150% due 09/07/2022		$830	840
4.125% due 10/09/2042		633	601
4.375% due 09/16/2020		132	132
5.500% due 06/07/2021	GBP	1,100	1,409
5.550% due 05/04/2020		$5,100	5,113
5.550% due 01/05/2026		44,831	48,530
5.875% due 01/14/2038		1,656	1,949
6.150% due 08/07/2037		3,390	3,921
6.875% due 01/10/2039		3,070	3,841
Global Payments, Inc.
2.650% due 02/15/2025		7,660	7,608
Greene King Finance PLC
5.106% due 03/15/2034	GBP	1,407	2,075
5.702% due 12/15/2034		427	503
Griffon Corp.
5.750% due 03/01/2028		$5,030	4,756
Harvest Operations Corp.
2.330% due 04/14/2021		37,137	37,635
HCA, Inc.
3.500% due 09/01/2030		27,596	25,150
Heathrow Funding Ltd.
4.875% due 07/15/2023		1,600	1,691
Hyundai Capital America
1.689% due 09/18/2020 •		30,120	29,965
iHeartCommunications, Inc.
6.375% due 05/01/2026		108,157	102,952
8.375% due 05/01/2027		129,623	111,080
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (d)	EUR	26,773	23,657
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)		15,160	12,874
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$30,798	21,822
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (d)		30,688	23,738
IHS Markit Ltd.
4.000% due 03/01/2026		1,377	1,376
5.000% due 11/01/2022		3,334	3,514
Imperial Brands Finance PLC
2.950% due 07/21/2020		3,600	3,593
3.750% due 07/21/2022		5,322	5,327
Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		18,100	18,236
5.710% due 11/15/2023		13,700	14,030
Intel Corp.
4.750% due 03/25/2050		2,500	3,296
4.950% due 03/25/2060		25,000	34,839
Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (o)		27,560	10,335
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		64,017	39,771
8.000% due 02/15/2024		132,853	129,199
8.500% due 10/15/2024 (o)		365,524	232,457
9.750% due 07/15/2025		155,775	98,334
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^		35,664	18,099
8.125% due 06/01/2023		3,500	744
IQVIA, Inc.
2.875% due 09/15/2025	EUR	5,900	6,397
3.250% due 03/15/2025		10,400	11,269
Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		$312	316
Kinder Morgan Energy Partners LP
5.400% due 09/01/2044		500	499
Komatsu Finance America, Inc.
2.118% due 09/11/2020		700	699
2.437% due 09/11/2022		1,787	1,795
Kraft Heinz Foods Co.
3.000% due 06/01/2026		49,279	48,007
3.750% due 04/01/2030		15,482	14,802
3.950% due 07/15/2025		12,152	11,970
4.375% due 06/01/2046		11,900	10,789
Lamar Media Corp.
3.750% due 02/15/2028		6,160	5,820
Laredo Petroleum, Inc.
9.500% due 01/15/2025		2,085	842
10.125% due 01/15/2028		3,110	1,205
Leland Stanford Junior University
3.647% due 05/01/2048		27,479	31,237
Level 3 Financing, Inc.
3.400% due 03/01/2027		4,500	4,308
3.875% due 11/15/2029		20,196	19,067

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
LifePoint Health, Inc.
4.375% due 02/15/2027		$1,056	$1,003
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		16	3
Masco Corp.
3.500% due 04/01/2021		770	771
5.950% due 03/15/2022		5,258	5,357
Mattel, Inc.
5.875% due 12/15/2027		3,125	3,205
McDonald’s Corp.
4.875% due 12/09/2045		17,000	19,987
Melco Resorts Finance Ltd.
4.875% due 06/06/2025		1,900	1,764
5.375% due 12/04/2029		20,755	18,057
5.625% due 07/17/2027		3,400	2,989
Microchip Technology, Inc.
3.922% due 06/01/2021		10,347	10,089
Micron Technology, Inc.
4.185% due 02/15/2027		14,070	14,281
4.663% due 02/15/2030		24,361	25,565
4.975% due 02/06/2026		2,000	2,102
5.327% due 02/06/2029		15,718	17,289
Mitchells & Butlers Finance PLC
1.191% (US0003M + 0.450%) due 12/15/2030 ~		58	54
6.013% due 12/15/2030	GBP	5,972	8,559
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$2,100	2,093
MPLX LP
5.500% due 02/15/2049		6,000	5,086
MSCI, Inc.
3.625% due 09/01/2030		3,416	3,260
NCL Corp. Ltd.
3.625% due 12/15/2024		2,236	1,443
NCR Corp.
5.750% due 09/01/2027		330	303
Netflix, Inc.
3.625% due 06/15/2030	EUR	33,974	36,817
3.875% due 11/15/2029		77,361	83,976
4.625% due 05/15/2029		46,000	52,042
4.875% due 06/15/2030 (o)		$27,600	28,171
5.375% due 11/15/2029		11,702	12,294
5.500% due 02/15/2022		7,786	7,981
Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		28,922	29,675
Newell Brands, Inc.
4.100% due 04/01/2023		2,200	2,218
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		200	197
Noble Holding International Ltd.
7.875% due 02/01/2026		56,855	14,131
Northrop Grumman Corp.
5.250% due 05/01/2050		20,000	27,343
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029 (o)		15,433	11,550
Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (d)	EUR	367	379
NXP BV
4.300% due 06/18/2029		$23,200	23,885
Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/30/2020 (h)(k)		5,635	62
ONEOK Partners LP
3.375% due 10/01/2022		4,875	4,539
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		10,493	9,994
7.250% due 02/01/2028		12,358	10,719
Pacific Drilling SA
8.375% due 10/01/2023		66,730	18,516
Pan American Energy LLC
30.362% (BADLARPP) due 11/20/2020 «~	ARS	3,187,003	35,926
Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$21,918	21,974
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		14,400	14,382
Penske Truck Leasing Co. LP
3.200% due 07/15/2020		1,300	1,294
3.375% due 02/01/2022		3,034	3,069
4.875% due 07/11/2022		4,204	4,376
PepsiCo, Inc.
3.875% due 03/19/2060		3,000	3,783
Pernod Ricard S.A.
4.450% due 01/15/2022		37,798	38,857
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		105,630	7,394

8	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 04/12/2037 ^(e)		$117,045	$8,193
6.000% due 05/16/2024 ^(e)		87,600	6,132
6.000% due 11/15/2026 ^(e)		54,167	3,792
9.000% due 11/17/2021 ^(e)		4,000	280
9.750% due 05/17/2035 ^(e)		43,640	3,055
Petroleos Mexicanos
2.750% due 04/21/2027 (o)	EUR	7,700	5,616
5.350% due 02/12/2028 (o)		$9,010	6,294
5.950% due 01/28/2031 (o)		187,960	130,181
6.490% due 01/23/2027		63,860	47,336
6.500% due 03/13/2027		37,720	28,239
6.500% due 01/23/2029		77,231	56,459
6.750% due 09/21/2047		7,470	4,853
6.840% due 01/23/2030		127,190	92,692
6.950% due 01/28/2060		71,206	48,310
7.690% due 01/23/2050		24,800	17,492
PetSmart, Inc.
5.875% due 06/01/2025		11,395	11,310
Post Holdings, Inc.
4.625% due 04/15/2030		15,359	14,821
Prime Security Services Borrower LLC
6.250% due 01/15/2028		10,994	9,565
PTC, Inc.
3.625% due 02/15/2025		6,760	6,371
4.000% due 02/15/2028		3,038	2,940
QGOG Constellation S.A.
9.000% due 11/09/2024 ^«(e)		4,375	0
QVC, Inc.
4.375% due 03/15/2023		3,395	3,215
4.450% due 02/15/2025		13,108	10,806
4.850% due 04/01/2024		5,262	4,560
5.125% due 07/02/2022		5,124	4,303
Radiate Holdco LLC
6.875% due 02/15/2023		667	613
Radiology Partners, Inc.
9.250% due 02/01/2028		12,264	10,710
Range Resources Corp.
9.250% due 02/01/2026 (o)		6,312	3,823
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		9,405	9,239
Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	28,200	31,072
Reynolds American, Inc.
3.250% due 06/12/2020		$1,200	1,196
4.000% due 06/12/2022		5,073	5,142
6.875% due 05/01/2020		1,517	1,521
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	50,689	78,906
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		$12,448	12,250
5.625% due 04/15/2023		4,600	4,285
6.250% due 03/15/2022		28,356	27,524
Sands China Ltd.
4.600% due 08/08/2023		27,600	28,386
5.125% due 08/08/2025		35,500	33,680
5.400% due 08/08/2028		34,362	32,491
Sealed Air Corp.
4.000% due 12/01/2027		1,954	1,832
Sensata Technologies, Inc.
4.375% due 02/15/2030		5,740	5,209
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		11,230	11,197
Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(e)		69,413	72,160
Spirit AeroSystems, Inc.
4.600% due 06/15/2028		2,800	2,413
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		10,373	10,360
4.738% due 09/20/2029		95,800	98,554
5.152% due 09/20/2029		98,830	106,098
Staples, Inc.
7.500% due 04/15/2026		2,541	2,238
Station Casinos LLC
4.500% due 02/15/2028		1,961	1,603
Suntory Holdings Ltd.
2.550% due 06/28/2022		13,915	13,929
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		9,500	9,744
Syngenta Finance NV
3.698% due 04/24/2020		18,975	18,939
3.933% due 04/23/2021		12,200	11,500
4.441% due 04/24/2023		7,700	7,262
4.892% due 04/24/2025		7,400	7,270
5.182% due 04/24/2028		17,100	14,635
Tech Data Corp.
3.700% due 02/15/2022		2,498	2,475
TEGNA, Inc.
4.625% due 03/15/2028		21,764	19,248
Telefonica Emisiones S.A.
5.134% due 04/27/2020		2,150	2,154
5.462% due 02/16/2021		4,834	4,938
Tenet Healthcare Corp.
4.625% due 07/15/2024		9,036	8,652

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		$14,005	$13,547
Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		8,171	7,899
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	73,077	79,225
1.250% due 03/31/2023		9,700	9,499
2.200% due 07/21/2021 (o)		$57,481	55,219
2.800% due 07/21/2023		11,394	10,468
3.250% due 04/15/2022	EUR	70,700	74,906
6.000% due 01/31/2025		21,400	23,180
Textron, Inc.
2.284% (US0003M + 0.550%) due 11/10/2020 ~		$46,740	46,742
Time Warner Cable LLC
4.000% due 09/01/2021		5,630	5,644
Times Square Hotel Trust
8.528% due 08/01/2026		1,240	1,353
Topaz Solar Farms LLC
4.875% due 09/30/2039		11,160	11,530
5.750% due 09/30/2039		80,634	89,039
TransCanada PipeLines Ltd.
6.200% due 10/15/2037		2,616	3,041
TransDigm, Inc.
5.500% due 11/15/2027		11,894	10,741
Transocean Guardian Ltd.
5.875% due 01/15/2024		8,246	6,659
Transocean, Inc.
7.250% due 11/01/2025		20,028	10,220
7.500% due 01/15/2026		15,644	7,462
8.000% due 02/01/2027		25,381	12,151
Trident TPI Holdings, Inc.
9.250% due 08/01/2024		3,919	3,287
Triumph Group, Inc.
5.250% due 06/01/2022		5,893	4,911
6.250% due 09/15/2024		7,634	6,852
Trivium Packaging Finance BV
3.750% due 08/15/2026	EUR	500	506
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		$739	800
U.S. Renal Care, Inc.
10.625% due 07/15/2027		15,352	13,027
United Airlines Pass-Through Trust
4.000% due 10/11/2027		3,830	3,796
United Group BV
3.125% due 02/15/2026	EUR	31,300	29,272
3.250% due 02/15/2026 •		5,550	4,847
3.625% due 02/15/2028		31,600	28,442
4.875% due 07/01/2024		4,329	4,335
United Parcel Service, Inc.
5.300% due 04/01/2050		$35,000	46,289
United Rentals North America, Inc.
4.000% due 07/15/2030		7,262	6,527
Univision Communications, Inc.
5.125% due 05/15/2023		82,084	73,260
5.125% due 02/15/2025		104,268	89,670
Valaris PLC
5.750% due 10/01/2044		26,218	2,024
7.750% due 02/01/2026		4,216	422
Vale Overseas Ltd.
6.250% due 08/10/2026		37,881	41,122
6.875% due 11/21/2036		13,351	14,964
6.875% due 11/10/2039		8,268	9,201
Vale S.A.
3.750% due 01/10/2023	EUR	9,883	10,723
ViaSat, Inc.
5.625% due 09/15/2025		$17,993	16,934
5.625% due 04/15/2027		2,491	2,474
VMware, Inc.
2.300% due 08/21/2020		16,932	16,753
2.950% due 08/21/2022		18,536	18,605
3.900% due 08/21/2027		9,090	8,985
Vulcan Materials Co.
2.230% (US0003M + 0.650%) due 03/01/2021 ~		1,790	1,722
Wabtec Corp.
2.041% (US0003M + 1.050%) due 09/15/2021 ~		17,920	17,399
Walgreens Boots Alliance, Inc.
3.300% due 11/18/2021		2,680	2,721
Walt Disney Co.
4.700% due 03/23/2050		45,000	58,798
Wesleyan University
4.781% due 07/01/2116		10,045	12,243
Western Digital Corp.
4.750% due 02/15/2026		50,980	52,012
Western Midstream Operating LP
2.698% (US0003M + 0.850%) due 01/13/2023 ~		9,325	4,921

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.100% due 02/01/2025		$5,842	$3,065
4.050% due 02/01/2030 (o)		6,652	2,942
5.250% due 02/01/2050		6,527	2,693
Woodside Finance Ltd.
4.600% due 05/10/2021		1,290	1,282
Wyndham Destinations, Inc.
3.900% due 03/01/2023		15,684	13,263
4.250% due 03/01/2022		798	710
4.625% due 03/01/2030		7,940	6,158
5.400% due 04/01/2024		7,972	6,806
5.625% due 03/01/2021		1,000	906
5.750% due 04/01/2027		5,922	4,995
Wynn Macau Ltd.
5.125% due 12/15/2029 (o)		15,398	13,050
5.500% due 10/01/2027		8,555	7,648
Yellowstone Energy LP
5.750% due 12/31/2026 «		4,167	4,746
YPF S.A.
33.161% (BADLARPP + 4.000%) due 09/24/2020 «~	ARS	1,844,980	20,438
35.421% (BADLARPP + 6.000%) due 03/04/2021 ~		1,479,871	16,854
ZF North America Capital, Inc.
4.000% due 04/29/2020		$1,100	1,094
Zimmer Biomet Holdings, Inc.
1.802% (US0003M + 0.750%) due 03/19/2021 ~		940	929
3.150% due 04/01/2022		3,430	3,432

			7,174,022

UTILITIES 2.7%
AT&T, Inc.
2.330% (US0003M + 0.750%) due 06/01/2021 ~(o)		103,434	100,451
4.300% due 12/15/2042		7,800	8,281
4.800% due 06/15/2044		6,396	7,158
5.150% due 11/15/2046		5,000	5,907
Baltimore Gas & Electric Co.
2.800% due 08/15/2022		1,030	1,046
BG Energy Capital PLC
4.000% due 10/15/2021		1,200	1,206
CenturyLink, Inc.
4.000% due 02/15/2027		13,494	12,988
5.625% due 04/01/2020		4,100	4,100
Duke Energy Corp.
2.204% (US0003M + 0.500%) due 05/14/2021 ~		8,512	8,424
Edison International
2.400% due 09/15/2022		29,669	28,668
2.950% due 03/15/2023		1,151	1,115
3.125% due 11/15/2022		14,588	14,355
3.550% due 11/15/2024		16,396	16,317
5.750% due 06/15/2027		13,819	14,393
Emera U.S. Finance LP
2.700% due 06/15/2021		1,506	1,524
Enable Midstream Partners LP
4.950% due 05/15/2028		4,342	2,170
Enel Finance International NV
2.875% due 05/25/2022		3,892	3,768
4.625% due 09/14/2025		20,380	21,580
Entergy Corp.
4.000% due 07/15/2022		14,940	15,348
Florida Power & Light Co.
3.150% due 10/01/2049		5,000	5,212
Frontier Communications Corp.
8.000% due 04/01/2027		16,172	16,040
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		94,910	95,018
6.000% due 11/27/2023		210,180	221,314
6.000% due 11/27/2023 (o)		45,400	47,805
Gazprom OAO Via Gaz Capital S.A.
4.250% due 04/06/2024	GBP	4,500	5,581
4.950% due 07/19/2022		$3,000	3,047
4.950% due 02/06/2028		15,900	16,628
5.999% due 01/23/2021		98,967	100,842
6.510% due 03/07/2022		46,640	48,408
7.288% due 08/16/2037		30,560	39,146
8.625% due 04/28/2034		141,090	194,891
ITC Holdings Corp.
2.700% due 11/15/2022		6,011	5,977
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		2,573	2,184
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)		11,118	3,652

See Accompanying Notes	9

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		$1,631	$1,313
Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(e)		44,109	43,599
2.950% due 03/01/2026 ^(e)		38,859	36,998
3.250% due 09/15/2021 ^(e)		24,675	24,396
3.250% due 06/15/2023 ^(e)		102,754	99,542
3.300% due 03/15/2027 ^(e)		36,170	34,816
3.300% due 12/01/2027 ^(e)		78,359	75,426
3.400% due 08/15/2024 ^(e)		46,905	45,908
3.500% due 10/01/2020 ^(e)(o)		133,142	130,938
3.500% due 06/15/2025 ^(e)		49,197	47,843
3.750% due 02/15/2024 ^(e)		46,378	45,856
3.750% due 08/15/2042 ^(e)		3,440	3,080
3.850% due 11/15/2023 ^(e)		29,645	29,311
4.000% due 12/01/2046 ^(e)		1,211	1,111
4.250% due 05/15/2021 ^(e)		43,452	42,961
4.250% due 08/01/2023 ^(e)		38,752	39,285
4.250% due 03/15/2046 ^(e)		2,148	2,084
4.300% due 03/15/2045 ^(e)		1,128	1,094
4.450% due 04/15/2042 ^(e)		22,055	21,731
4.500% due 12/15/2041 ^(e)		5,691	5,522
4.600% due 06/15/2043 ^(e)		5,263	5,265
4.650% due 08/01/2028 ^(e)		500	524
4.750% due 02/15/2044 ^(e)		1,900	1,877
5.125% due 11/15/2043 ^(e)		32,873	33,212
5.400% due 01/15/2040 ^(e)		116,894	119,559
5.800% due 03/01/2037 ^(e)		63,283	64,726
6.050% due 03/01/2034 ^(e)		207,666	210,895
6.250% due 03/01/2039 ^(e)		27,953	28,660
6.350% due 02/15/2038 ^(e)		50,435	51,711
Parsley Energy LLC
4.125% due 02/15/2028		2,552	1,754
Petrobras Global Finance BV
5.093% due 01/15/2030		214,264	196,319
5.875% due 03/07/2022	EUR	5,900	6,419
6.125% due 01/17/2022		$22,998	23,135
6.250% due 12/14/2026 (o)	GBP	4,610	5,386
6.625% due 01/16/2034		8,700	10,077
6.850% due 06/05/2115		$7,796	7,448
PPL Capital Funding, Inc.
3.500% due 12/01/2022		6,125	6,136
Public Service Co. of Oklahoma
4.400% due 02/01/2021		3,700	3,788
Rio Oil Finance Trust
8.200% due 04/06/2028		26,500	24,115
9.250% due 07/06/2024		16,389	16,163
9.750% due 01/06/2027		24,074	22,990
San Diego Gas & Electric Co.
3.750% due 06/01/2047		518	527
Southern California Edison Co.
2.850% due 08/01/2029		2,425	2,354
3.650% due 03/01/2028		1,162	1,188
3.650% due 02/01/2050		13,766	13,435
4.000% due 04/01/2047		4,000	4,184
4.125% due 03/01/2048		863	926
4.875% due 03/01/2049		2,032	2,358
5.750% due 04/01/2035		2,126	2,663
6.000% due 01/15/2034		582	703
6.650% due 04/01/2029		6,466	7,652

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Southern California Gas Co.
2.550% due 02/01/2030	$8,982	$8,800
5.125% due 11/15/2040	910	1,083
Sprint Capital Corp.
8.750% due 03/15/2032	1,000	1,328
Sprint Communications, Inc.
6.000% due 11/15/2022	25,144	26,299
7.000% due 08/15/2020	101,175	102,161
Sprint Corp.
7.125% due 06/15/2024	8,400	9,282
7.250% due 09/15/2021	178,222	184,666
7.250% due 02/01/2028	68,252	68,849
7.625% due 03/01/2026	20,010	22,758
7.875% due 09/15/2023	8,400	9,313
Talen Energy Supply LLC
6.625% due 01/15/2028	6,812	5,766
Transocean Phoenix Ltd.
7.750% due 10/15/2024	3,714	3,236
Transocean Proteus Ltd.
6.250% due 12/01/2024	3,290	2,661
Transocean Sentry Ltd.
5.375% due 05/15/2023	14,200	12,034
Verizon Communications, Inc.
4.000% due 03/22/2050	3,000	3,577
Virginia Electric & Power Co.
4.600% due 12/01/2048	2,400	2,739
Wisconsin Power & Light Co.
2.250% due 11/15/2022	4,070	4,109

		3,152,168

Total Corporate Bonds & Notes (Cost $26,604,255)		25,322,738

CONVERTIBLE BONDS & NOTES 0.0%
INDUSTRIALS 0.0%
Caesars Entertainment Corp.
5.000% due 10/01/2024	22,470	24,044

UTILITIES 0.0%
Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	3,330	916

Total Convertible Bonds & Notes (Cost $44,297)		24,960

MUNICIPAL BONDS & NOTES 0.1%
CALIFORNIA 0.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	4,500	7,208

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,714	5,368
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	9,735	11,195
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	21,905	23,610
6.725% due 04/01/2035	6,975	7,550
7.350% due 07/01/2035	14,630	16,437
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	15,510	15,419

		79,579

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	120	120

PUERTO RICO 0.0%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(e)	1,005	686
5.250% due 07/01/2037 ^(e)	5,635	3,853
Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(e)	1,775	1,200
5.900% due 07/01/2028 ^(e)	7,215	4,627
Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(e)	4,350	2,914
6.000% due 07/01/2039 ^(e)	4,805	3,267
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(e)	9,445	6,328
5.750% due 07/01/2041 ^(e)	8,200	5,494
6.500% due 07/01/2040 ^(e)	1,640	1,132
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(e)	22,065	13,460
5.500% due 07/01/2039 ^(e)	29,275	18,516

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)	$2,665	$1,606

		63,083

TEXAS 0.0%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,280	3,226

Total Municipal Bonds & Notes (Cost $116,382)		153,216

U.S. GOVERNMENT AGENCIES 54.2%
Fannie Mae
0.668% due 02/25/2022 ~(a)	138,051	1,223
0.786% due 09/25/2022 ~(a)	71,189	952
0.800% due 03/25/2022 •	6	6
0.900% due 01/25/2022 •	3	3
1.012% due 04/18/2028 - 09/18/2031 •	3	3
1.067% due 03/25/2034 •	10	10
1.097% due 08/25/2034 •	4	4
1.167% due 09/25/2031 •	2,077	2,045
1.297% due 03/25/2044 •	7	7
1.347% due 11/25/2021 - 08/25/2036 •	14	14
1.397% due 06/25/2049 (o)	18,317	18,203
1.536% due 09/25/2022 •	1	1
1.647% due 08/25/2022 •	1	1
1.668% due 09/25/2042 •	1,973	2,011
1.687% due 12/25/2036 •	44	44
1.847% due 05/25/2021 - 10/25/2021 •	2	2
2.036% due 01/25/2022 ~(a)	16,485	263
2.147% due 01/25/2024 •	3	3
2.247% due 11/25/2021 •	3	3
2.286% due 11/01/2020 •	2	1
2.350% due 03/01/2033 •	12	12
2.500% due 04/25/2042 (o)	28,452	29,494
2.500% due 08/25/2042	5,379	5,588
2.818% due 01/01/2029 •	1	1
3.000% due 06/25/2027 - 06/25/2042 (a)	54,458	3,563
3.000% due 01/25/2028	6,887	446
3.195% due 02/01/2032 •	6	6
3.253% due 10/01/2044 •	3	3
3.318% due 02/01/2034 •	643	640
3.340% due 12/01/2035 •	16	17
3.435% due 08/01/2033 •	19	19
3.453% due 10/01/2040 •	29	29
3.500% due 08/01/2026 •	1	1
3.553% due 10/01/2034 •	93	94
3.569% due 11/01/2033 •	17	17
3.709% due 09/01/2024 •	1	1
3.795% due 10/01/2025 - 03/01/2034 •	10	10
3.879% due 10/01/2032 •	7	7
3.895% due 06/01/2032 •	51	52
3.898% due 10/01/2033 •	1	1
3.965% due 03/01/2036 •	4	4
3.985% due 12/01/2033 •	12	12
3.995% due 10/01/2035 •	74	74
4.000% due 07/01/2041 - 01/01/2059	16,645	17,858
4.000% due 12/25/2042 - 12/25/2047 (a)	6,272	516
4.019% due 12/01/2027 •	4	4
4.020% due 11/01/2029 - 09/01/2031 •	61	61
4.031% due 10/01/2036 •	3	3
4.064% due 04/01/2027 •	47	47
4.097% due 03/01/2033 •	169	170
4.195% due 09/01/2035 •	6	6
4.230% due 08/01/2032 •	5	5
4.250% due 09/01/2024 •	44	44
4.375% due 09/01/2024 - 08/01/2032 •	25	25
4.412% due 04/01/2024 •	2	2
4.415% due 09/01/2030 •	13	13
4.473% due 04/25/2037	1,327	263
4.500% due 12/25/2039 - 07/25/2040	8,460	9,264
4.500% due 12/25/2042 (a)	1,896	331
4.504% due 04/01/2033 •	1	1
4.505% due 10/01/2025 •	1	1
4.510% due 07/01/2032 •	6	6
4.525% due 07/01/2032 •	43	43
4.540% due 04/01/2032 •	22	22
4.546% due 04/01/2028 •	7	7

10	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.580% due 06/25/2043 •(a)	$12,412	$2,578
4.622% due 09/01/2033 •	1	1
4.690% due 05/01/2024 •	17	17
4.700% due 05/01/2024 •	6	6
4.903% due 03/25/2041 •(a)	4,329	842
5.000% due 08/25/2033 - 06/25/2043	6,036	6,896
5.000% due 10/25/2041 (o)	35,794	40,802
5.053% due 11/25/2049 •(a)	44,674	8,856
5.083% due 06/25/2037 •(a)	753	139
5.103% due 03/25/2037 •(a)	1,462	262
5.103% due 03/25/2049	20,524	2,673
5.123% due 12/25/2036 - 02/25/2037 •(a)	2,112	394
5.163% due 04/25/2037 •(a)	1,912	349
5.200% due 07/01/2036 •	15	16
5.203% due 08/25/2035 - 02/25/2043 •(a)	8,511	1,220
5.353% due 01/25/2038 •(a)	3,058	540
5.403% due 01/25/2040 •(a)	3,885	648
5.433% due 03/25/2037 •(a)	4,100	855
5.453% due 05/25/2037 •(a)	1,220	221
5.463% due 06/25/2037 •(a)	4,341	942
5.493% due 04/25/2037 •(a)	3,029	688
5.500% due 11/25/2032 - 06/01/2048	12,093	14,081
5.503% due 12/25/2037 - 10/25/2039 •(a)	5,347	776
5.603% due 10/25/2036 - 06/25/2040 •(a)	3,097	589
5.653% due 11/25/2035 •(a)	595	81
5.703% due 11/25/2036 - 04/25/2037 •(a)	1,781	160
5.753% due 03/25/2036 •(a)	2,190	395
5.843% due 04/25/2037 •(a)	2,127	471
6.000% due 06/25/2029 - 09/25/2031	1,930	2,183
6.053% due 02/25/2038 •(a)	8,772	1,982
6.131% due 11/25/2042 •	86	107
6.253% due 02/25/2037 •(a)	721	169
6.500% due 06/25/2028 - 02/01/2036	124	142
6.850% due 12/18/2027	5	6
6.900% due 05/25/2023	10	11
7.000% due 07/25/2022 - 01/25/2048	249	288
7.500% due 07/25/2022 - 06/25/2042	31	35
7.500% due 06/25/2042 ~	19	22
7.608% due 01/17/2040 ~	89	89
8.107% due 08/25/2043 •	202	277
8.500% due 06/25/2030	117	143
14.722% due 03/25/2038 •	734	1,041
18.893% due 04/25/2023 •(a)	13	3
Fannie Mae, TBA
3.000% due 06/01/2040	1,782,216	1,862,481
Freddie Mac
0.000% due 08/15/2056 - 08/15/2057 (b)(h)	253,887	232,341
0.100% due 05/25/2020 (a)	37,394	0
0.493% due 01/25/2021 ~(a)	88,083	215
0.755% due 01/25/2023 ~(a)	171,480	2,940
1.077% due 08/25/2031 •	11	11
1.105% due 12/15/2046 •(o)	40,940	40,437
1.155% due 06/15/2049 (o)	22,773	22,650
1.234% due 06/25/2021 ~(a)	52,581	436
1.286% due 12/25/2021 ~(a)	90,628	1,495
2.295% due 10/15/2023 •	84	85
2.441% due 01/15/2038 ~(a)	36,448	2,333
2.500% due 08/01/2027 - 01/01/2032	10,828	11,322
3.000% due 09/01/2021 - 06/01/2049	105,538	111,489
3.000% due 03/15/2027 - 10/15/2047 (a)	93,031	9,741
3.000% due 06/01/2046 - 11/01/2048 (o)	951,625	1,004,091
3.290% due 02/01/2037 •	5	5
3.366% due 07/25/2044 •	8	9
3.500% due 08/15/2042 - 09/01/2049 (o)	1,599,442	1,698,141

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.500% due 12/15/2042 (a)	$10,521	$1,373
3.500% due 05/01/2044 - 05/01/2049	189,964	201,998
3.600% due 02/01/2033 •	1	1
3.615% due 06/25/2041 ~(a)	3,500	114
3.842% due 04/01/2036 •	7	7
3.910% due 02/01/2036 •	2	2
3.956% due 01/01/2033 •	8	8
3.995% due 12/01/2037 •	3	3
4.000% due 08/01/2040 - 02/01/2049	78,483	84,501
4.000% due 01/15/2041 - 03/01/2049 (o)	1,514,852	1,624,553
4.000% due 09/15/2048 (a)	21,963	1,662
4.008% due 09/01/2037 •	1	1
4.012% due 12/01/2033 •	62	64
4.031% due 11/01/2031 •	19	20
4.033% due 12/01/2034 •	11	12
4.037% due 06/01/2037 •	1	1
4.088% due 07/01/2034 •	46	47
4.120% due 09/01/2037 •	1	1
4.122% due 10/01/2032 •	29	29
4.153% due 05/01/2029 •	19	19
4.162% due 09/01/2033 •	3	3
4.183% due 01/01/2035 •	31	32
4.227% due 05/01/2035 •	21	21
4.230% due 09/01/2031 •	132	133
4.238% due 09/01/2034 •	32	33
4.250% due 09/01/2032 •	27	27
4.253% due 09/01/2024 •	4	4
4.271% due 08/01/2024 •	1	1
4.314% due 09/01/2037 •	1	1
4.338% due 09/01/2033 •	57	58
4.361% due 08/01/2036 •	1	1
4.370% due 08/01/2034 •	1	1
4.375% due 10/01/2024 •	19	19
4.384% due 01/01/2035 •	69	70
4.435% due 03/01/2032 - 09/01/2037 •	136	137
4.475% due 06/01/2033 •	4	4
4.500% due 06/01/2048 (o)	14,616	15,771
4.515% due 03/15/2036 •(a)	1,357	106
4.520% due 04/01/2033 •	1	1
4.531% due 03/01/2025 •	6	6
4.585% due 11/01/2029 •	98	99
4.599% due 03/01/2031 •	12	12
4.606% due 07/01/2033 •	8	8
4.635% due 07/01/2025 •	4	4
4.686% due 04/01/2036 •	2	2
4.697% due 09/01/2023 •	3	3
4.723% due 05/01/2033 •	18	18
4.750% due 05/01/2037 •	3	3
4.753% due 11/01/2035 •	73	76
4.869% due 07/01/2033 •	10	10
5.000% due 02/15/2024 - 05/15/2038	5,332	6,163
5.245% due 11/15/2037 •(a)	8,963	1,649
5.345% due 08/15/2037 •(a)	1,160	219
5.495% due 06/15/2038 - 01/15/2042 •(a)	7,245	1,255
5.500% due 08/15/2036	1,413	1,664
5.500% due 06/15/2041 (o)	31,894	36,731
5.625% due 08/01/2037 - 10/01/2037	311	341
5.735% due 03/15/2037 •(a)	5,814	1,168
5.745% due 03/15/2037 - 06/15/2039 •(a)	2,788	566
5.845% due 09/15/2036 •(a)	2,337	420
5.865% due 09/15/2036 •(a)	1,468	279
5.945% due 04/15/2036 •(a)	7,256	1,572
5.945% due 05/15/2036	1,768	317
5.995% due 04/15/2026 •(a)	811	87
6.000% due 12/01/2023 - 02/15/2032	1,734	2,018
6.045% due 01/15/2037 •(a)	887	166
6.445% due 08/15/2036 •(a)	2,509	529
6.495% due 07/15/2034 •(a)	2,420	244
6.500% due 11/15/2021 - 04/15/2029	146	166
6.500% due 11/25/2049 (o)	10,876	12,951

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.642% due 12/15/2042 •	$4,207	$5,094
6.750% due 01/15/2024	3	3
7.000% due 05/15/2021 - 09/01/2047	407	443
7.250% due 09/15/2030	18	21
7.500% due 11/15/2021 - 09/15/2030	170	202
8.393% due 11/15/2043 •	26,131	34,464
8.491% due 01/15/2041 •	1,479	1,734
8.500% due 06/15/2031	63	78
8.504% due 05/15/2023 •	4	4
8.553% due 08/15/2044 •	13,818	17,279
9.451% due 02/15/2040 •	605	860
14.691% due 12/15/2031 - 02/15/2032 •	826	1,173
15.113% due 09/15/2034 •	495	544
15.867% due 02/15/2024 •	11	14
18.578% due 11/15/2023 •	14	17
19.098% due 10/15/2031 •	31	43
20.510% due 02/15/2024 •	5	6
Freddie Mac, TBA
4.000% due 04/01/2050	55,000	58,678
Ginnie Mae
0.134% due 08/16/2048 ~(a)	11,952	100
0.424% due 11/16/2043 ~(a)	30,049	489
0.651% due 10/16/2053 ~(a)	5,214	129
0.990% due 03/16/2051 ~(a)	894	6
2.062% due 10/20/2062	6,761	6,689
2.132% due 03/20/2063 •	1,257	1,245
2.307% due 08/20/2049 •(a)	65,200	6,438
2.312% due 07/20/2063 •	2,355	2,353
2.412% due 11/20/2065 - 08/20/2066 •	53,743	53,162
2.432% due 10/20/2066 •	17,607	17,425
2.442% due 09/20/2066 •	8,874	8,790
2.462% due 05/20/2066 - 09/20/2066 •	119,538	118,482
2.492% due 08/20/2066 •	14,940	14,820
2.512% due 04/20/2066 - 11/20/2066 •	38,890	38,601
2.662% due 03/20/2066 - 01/20/2067 •	43,074	43,019
2.812% due 03/20/2066 •	9,782	9,826
3.000% due 01/20/2042 - 11/20/2048	1,568	1,682
3.125% (H15T1Y + 1.500%) due 10/20/2025 ~	3	3
3.125% due 12/20/2026 - 12/20/2033 •	57	57
3.237% due 04/20/2068 •	39,847	39,234
3.250% due 08/20/2027 - 10/20/2029 •	39	40
3.500% due 01/20/2042 - 03/20/2043 (a)	3,245	201
3.500% due 01/20/2045 - 03/15/2048	29,180	31,500
3.500% due 07/20/2047 - 12/20/2049 (o)	296,432	323,317
3.629% due 04/20/2067 •	44,840	44,794
3.750% due 08/20/2033 •	5	5
3.875% (H15T1Y + 1.500%) due 06/20/2022 ~	2	2
3.875% due 06/20/2027 - 06/20/2032 •	93	93
4.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	4	4
4.000% due 01/20/2027 - 01/20/2035 •	86	89
4.000% due 06/20/2039 - 09/20/2049	117,496	128,128
4.000% due 03/20/2043 (a)	3,017	203
4.000% due 01/20/2045 - 08/20/2049 (o)	582,040	627,352
4.500% due 07/20/2032 - 10/20/2049	34,005	36,440
4.500% due 04/20/2048 - 02/20/2049 (o)	547,744	583,522
5.000% due 07/20/2033 - 08/20/2049	1,517	1,646
5.000% due 07/20/2048 - 10/20/2048 (o)	282,022	301,212
5.427% due 10/20/2047 •(a)	21,934	3,682

See Accompanying Notes	11

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 04/20/2037	$102	$124
5.625% due 07/20/2037	91	99
6.100% due 06/15/2028 - 03/15/2029	402	444
6.490% due 01/15/2028 - 01/15/2029	509	564
Ginnie Mae, TBA
4.000% due 04/01/2050	99,800	106,035
4.500% due 04/01/2050	59,470	63,133
5.000% due 04/01/2050	9,000	9,547
Small Business Administration
5.370% due 04/01/2028	244	265
Uniform Mortgage-Backed Security
2.500% due 04/01/2022 - 09/01/2047	11,577	12,051
3.000% due 07/01/2021 - 08/01/2049	35,694	37,530
3.500% due 07/01/2021 - 08/01/2049	711,219	755,709
3.500% due 04/01/2045 - 08/01/2049 (o)	4,393,113	4,658,208
4.000% due 09/01/2023 - 03/01/2050	2,405,105	2,577,526
4.000% due 01/01/2038 - 11/01/2049 (o)	17,637,968	18,879,450
4.500% due 08/01/2023 - 09/01/2048	111,395	120,826
4.500% due 05/01/2039 - 06/01/2049 (o)	341,496	368,936
5.000% due 06/01/2024 - 06/01/2049	37,464	40,542
5.000% due 05/01/2049 (o)	23,200	25,075
5.500% due 05/01/2027 - 01/01/2029	185	203
6.000% due 12/01/2032 - 09/01/2040	18,121	20,859
Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2035 - 06/01/2050	10,668,950	11,023,441
3.000% due 04/01/2050 - 05/01/2050	12,319,334	12,902,765
3.500% due 05/01/2035 - 04/01/2050	147,206	155,702
4.000% due 04/01/2050	7,537	8,048
4.500% due 04/01/2050	157,055	169,055
Vendee Mortgage Trust
6.500% due 09/15/2024	35	39

Total U.S. Government Agencies (Cost $59,870,761)		61,686,998

U.S. TREASURY OBLIGATIONS 11.2%
U.S. Treasury Bonds
2.250% due 08/15/2046 (s)	4,400	5,298
2.500% due 02/15/2045 (o)(q)	77,400	96,687
2.500% due 02/15/2046 (q)(s)	1,675	2,106
2.500% due 05/15/2046 (s)	4,955	6,235
2.750% due 11/15/2047 (s)	100	132
2.875% due 05/15/2043 (o)(s)	118,245	155,852
2.875% due 08/15/2045 (o)	858,035	1,147,521
2.875% due 11/15/2046 (o)(q)(s)	542,700	732,815
3.000% due 11/15/2044 (o)(q)(s)	615,851	833,949
3.000% due 08/15/2048 (s)	2,575	3,581
3.000% due 02/15/2049 (o)(s)	210,712	293,902
3.125% due 02/15/2043 (o)(q)(s)	276,160	377,778
3.125% due 08/15/2044 (o)(s)	478,709	660,076
3.375% due 05/15/2044 (o)(q)(s)	712,309	1,018,546
3.625% due 08/15/2043 (o)	679,488	1,002,139
3.625% due 02/15/2044 (o)(q)(s)	494,249	731,450
3.750% due 11/15/2043 (o)(q)	355,213	534,207
6.250% due 05/15/2030 (s)	845	1,305

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. Treasury Inflation Protected Securities (j)
0.125% due 10/15/2024 (q)(s)	$443,058	$448,543
0.125% due 07/15/2026 (q)	20,541	20,741
0.250% due 01/15/2025 (q)	751	758
0.250% due 07/15/2029 (o)(q)(s)	1,588,819	1,651,710
0.375% due 01/15/2027 (q)	18,699	19,156
0.500% due 04/15/2024 (s)	72	73
0.500% due 01/15/2028 (q)	4,900	5,111
0.625% due 01/15/2026 (q)	12,777	13,204
0.625% due 02/15/2043 (s)	12,588	13,823
0.750% due 07/15/2028 (o)(q)(s)	917,423	982,458
0.750% due 02/15/2042 (o)(q)(s)	91,550	102,609
0.875% due 02/15/2047 (q)(s)	2,885	3,437
1.000% due 02/15/2046 (q)(s)	42,836	52,093
1.000% due 02/15/2048 (q)(s)	19,351	23,858
1.000% due 02/15/2049 (o)(q)	283,795	353,326
1.375% due 02/15/2044 (o)(q)(s)	82,495	105,924
2.000% due 01/15/2026 (q)	12,650	14,078
2.375% due 01/15/2025 (o)(q)(s)	1,164,159	1,291,355
2.500% due 01/15/2029 (q)	21,537	26,453
U.S. Treasury Notes
2.250% due 11/15/2024 (q)(s)	965	1,048
2.750% due 02/28/2025 (s)	400	446

Total U.S. Treasury Obligations (Cost $11,219,247)		12,733,783

NON-AGENCY MORTGAGE-BACKED SECURITIES 30.3%
20 Times Square Trust
3.100% due 05/15/2035 ~	138,309	128,624
Adjustable Rate Mortgage Trust
1.127% due 08/25/2036 •	162	91
1.157% due 06/25/2037 •	535	446
1.447% due 10/25/2035 •	52	51
1.447% due 03/25/2036 •	908	430
1.487% due 11/25/2035 •	4,565	3,681
1.487% due 01/25/2036 •	878	734
2.097% due 01/25/2035 •	3,152	2,592
2.097% due 01/25/2035 ^•	4,390	3,393
3.545% due 01/25/2036 ^~	186	161
3.886% due 07/25/2035 ~	1,853	1,622
3.961% due 05/25/2035 ~	4,634	4,214
3.972% due 02/25/2036 ^~	1,912	1,367
4.023% due 03/25/2036 ~	13,568	6,855
4.060% due 01/25/2036 ^~	1,420	1,170
4.087% due 01/25/2036 ^~	5,929	4,712
4.135% due 11/25/2035 ^~	536	428
4.276% due 11/25/2035 ^~	125	107
4.402% due 09/25/2035 ^~	1,114	963
4.625% due 11/25/2035 ^~	512	457
4.799% due 08/25/2036 ~	5,061	2,198
American General Mortgage Loan Trust
0.000% due 09/25/2048 (h)	302,831	289,644
American Home Mortgage Assets Trust
1.137% due 05/25/2046 ^•	10,865	8,250
1.137% due 09/25/2046 ^•	16,141	12,889
1.137% due 12/25/2046 ^•	30,185	21,520
1.137% due 06/25/2047 ^•	127	95
1.157% due 10/25/2046 •	251	151
2.886% due 11/25/2046 •	108,488	44,160
6.250% due 06/25/2037 ^þ	8,187	6,949
American Home Mortgage Investment Trust
1.227% due 03/25/2046 •	13,450	10,865
1.247% due 11/25/2045 •	291	230
1.267% due 06/25/2046 •	12,927	3,545
3.263% due 10/25/2034 •	2,361	2,178
3.283% due 12/25/2035 •	302	157
3.283% due 11/25/2045 ^•	31,862	20,801
3.300% due 09/25/2035 •	42,060	24,057
3.322% due 10/25/2034 •	4	4
3.533% due 02/25/2045 •(o)	6,905	6,701
5.908% due 09/25/2035 þ	30,873	20,600

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Asti Finance SRL
0.262% due 05/27/2050 •	EUR	3,277	$3,611
AyT Hipotecario Mixto FTA
0.000% due 09/15/2035 •		33	36
BAMLL Commercial Mortgage Securities Trust
1.068% due 07/07/2043 ~(a)		$3,630	154
3.418% due 07/07/2043		3,368	3,397
Banc of America Alternative Loan Trust
1.347% due 06/25/2046 ^•		48	33
4.811% due 11/25/2021 ^~		148	114
5.500% due 10/25/2033		5,921	5,891
5.500% due 12/25/2035 ^		108	98
6.000% due 03/25/2021 ^		7	6
6.000% due 07/25/2034		20,415	20,306
6.000% due 08/25/2035		6,123	5,726
6.000% due 08/25/2035 ^		1,011	898
6.000% due 01/25/2036 ^		14,962	14,192
6.000% due 03/25/2036 ^		2,922	2,814
6.000% due 06/25/2046 ^		203	181
6.000% due 07/25/2046 ^		570	503
Banc of America Funding Corp.
4.452% due 09/25/2048 ~		15,175	13,772
Banc of America Funding Trust
0.933% due 02/20/2047 •		5,843	5,069
1.083% due 09/20/2035 ^•		4,655	3,037
1.227% due 07/25/2037 •		17,886	15,702
1.237% due 07/25/2037 •		15,268	13,275
1.333% due 05/20/2036 •		86,140	37,074
1.353% due 07/20/2036 •		951	926
1.447% due 07/25/2036 ^•		34	25
2.349% due 05/26/2037 ~		32,739	18,196
2.414% due 06/20/2035 ^•		630	431
3.150% due 12/20/2034 ~		320	201
3.615% due 03/20/2036 ~		514	410
3.747% due 03/20/2036 ~		59	50
3.822% due 11/20/2035 ~		2,286	1,985
3.919% due 09/20/2035 ~		24	20
3.975% due 10/20/2046 ^~		265	194
3.978% due 11/20/2035 ~		4,056	3,164
4.067% due 05/20/2036 ^~		167	148
4.083% due 09/20/2046 ^~		1,346	1,146
4.184% due 01/20/2047 ^~		135	118
4.199% due 04/20/2035 ~		208	175
4.255% due 09/20/2035 ^~		292	231
4.255% due 07/20/2036 ~		3,487	3,052
4.276% due 05/20/2034 ~		483	431
4.395% due 06/20/2047 ~		2,719	2,189
4.411% due 05/25/2035 ~		22	20
4.426% due 10/20/2035 ~		5,645	4,694
4.436% due 03/20/2035 ~		49	49
5.500% due 09/25/2034		34	32
5.500% due 03/25/2036 ^		94	84
5.888% due 04/25/2037 ^þ		366	336
6.000% due 09/25/2036 ^		2,189	1,921
6.000% due 08/25/2037 ^		5,784	5,105
6.000% due 10/26/2037 ~		9,582	8,528
Banc of America Mortgage Trust
3.653% due 02/25/2036 ^~		2,661	2,310
3.676% due 02/25/2035 ~		251	227
3.873% due 01/25/2035 ~		14,070	12,309
3.880% due 11/20/2046 ^~		35	30
3.897% due 11/25/2035 ^~		158	140
3.897% due 01/25/2036 ^~		174	142
3.898% due 12/25/2033 ~		115	103
3.916% due 12/25/2033 ~		38	34
3.982% due 10/25/2035 ^~		22	19
3.995% due 02/25/2035 ~		126	110
4.043% due 11/25/2035 ^~		244	198
4.096% due 09/25/2035 ^~		550	453
4.128% due 01/25/2034 ~		202	177
4.244% due 08/25/2035 ^~		3,247	2,879
4.265% due 04/25/2035 ^~		411	363
4.384% due 05/25/2035 ^~		4,771	4,270
4.398% due 03/25/2033 ~		171	146
4.441% due 07/25/2035 ^~		599	526
4.441% due 07/25/2035 ~		1,063	933
4.467% due 09/25/2035 ~		30	26
4.516% due 04/25/2033 ~		86	79

12	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.586% due 09/25/2033 ~		$2,169	$1,907
4.636% due 06/25/2035 ~		205	165
4.668% due 07/25/2034 ~		18	15
4.687% due 08/25/2034 ~		215	190
4.799% due 07/20/2032 ~		20	18
4.805% due 05/25/2034 ~		261	245
5.079% due 05/25/2033 ~		10	9
5.213% due 05/25/2033 ~		1	1
5.500% due 09/25/2035 ^		172	156
5.500% due 09/25/2035		859	780
6.000% due 09/25/2037 ^		220	204
6.000% due 07/25/2046 •		4,328	4,076
6.500% due 10/25/2031		24	24
BANK
0.330% due 02/15/2061 ~(a)		215,517	5,637
Bankinter Fondo de Titulizacion de Activos
0.000% due 12/15/2040 •	EUR	2,520	2,654
Bayview Commercial Asset Trust
1.227% due 01/25/2037 •		$67	59
BCAP LLC Trust
1.117% due 01/25/2037 ^•		477	433
1.167% due 05/25/2047 ^•		6,676	5,501
1.747% due 08/26/2036 ~		16,462	12,764
1.787% due 06/26/2036 ~		372	373
1.797% due 02/26/2037 •		1,653	1,640
1.811% due 11/26/2036 •		6,893	2,830
1.907% due 05/26/2037 •		7,999	6,862
1.947% due 05/26/2037 •		14,677	9,978
1.987% due 03/26/2035 ~		1,560	1,338
2.047% due 07/26/2036 ~		363	276
2.166% due 11/27/2047 ~		42,026	34,473
3.127% due 09/27/2037 •		8,129	7,072
3.715% due 06/26/2037 ~		10,694	9,028
3.715% due 06/27/2037 ~		9,060	7,778
3.716% due 06/26/2037 ~		1,614	1,286
3.740% due 02/26/2036 ~		3,147	2,373
3.768% due 05/26/2036 ~		12	12
3.884% due 10/26/2035 ~		7,269	6,918
3.897% due 01/26/2036 ~		2,604	1,825
3.911% due 12/20/2035 ~		15,944	9,597
4.004% due 10/26/2035 ~		4,072	2,862
4.015% due 09/26/2035 ~		26	21
4.093% due 05/26/2047 ~		8,235	6,585
4.154% due 11/26/2035 ~		586	535
4.365% due 02/26/2036 ~		37	30
5.250% due 02/26/2036 ~		1,034	707
5.250% due 04/26/2037		2,107	1,573
5.750% due 04/25/2037		6,946	4,974
5.953% due 04/26/2037 ~		7,156	5,184
6.000% due 07/26/2036 ~		12,454	9,792
6.000% due 08/26/2037 ~		16,018	13,763
6.208% due 08/26/2022 ~		104	79
6.556% due 12/26/2036 ~		9,543	7,513
Bear Stearns Adjustable Rate Mortgage Trust
3.287% due 08/25/2035 ^•		11,215	9,189
3.391% due 11/25/2034 ~		15	12
3.588% due 03/25/2035 ~		6	6
3.677% due 02/25/2036 ^~		694	626
3.678% due 04/25/2034 ~		877	751
3.703% due 02/25/2036 ^~		144	128
3.724% due 01/25/2035 ~		206	185
3.742% due 02/25/2035 ~		1,372	1,248
3.759% due 03/25/2035 ~		841	712
3.838% due 01/25/2035 ~		628	557
3.840% due 02/25/2036 •		92	87
3.861% due 08/25/2047 ^~		1,416	1,071
3.914% due 09/25/2034 ~		1,895	1,687
3.943% due 12/25/2046 •		2,716	2,243
3.944% due 04/25/2034 ~		515	445
3.994% due 02/25/2036 ^~		4,142	3,270
4.000% due 04/25/2034 ~		11	9
4.002% due 02/25/2033 ~		3	3
4.030% due 08/25/2035 ~		1,060	914
4.034% due 07/25/2036 ^~		3,098	2,521
4.045% due 08/25/2047 ^~		3,451	2,680
4.054% due 06/25/2047 ^~		5,963	4,986
4.093% due 05/25/2047 ^~		498	437
4.163% due 05/25/2037 ~		3,395	2,936
4.165% due 07/25/2034 ~		208	178
4.189% due 02/25/2036 ^~		59	54
4.234% due 10/25/2033 ~		200	176
4.246% due 08/25/2035 ^~		526	460
4.313% due 01/25/2035 ~		32	28
4.351% due 08/25/2035 ^~		2,401	1,985
4.383% due 07/25/2034 ~		1	1
4.459% due 05/25/2034 ~		42	36
4.635% due 11/25/2034 ~		773	668
4.697% due 08/25/2035 ~		5,448	5,147
4.710% due 11/25/2034 ~		12	10
4.915% due 08/25/2035 ^~		11,429	10,856
5.375% due 07/25/2034 ~		65	57

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bear Stearns ALT-A Trust
1.107% due 02/25/2034 •		$53	$47
1.267% due 08/25/2036 •		16,131	18,216
1.267% due 11/25/2036 ^•		4,967	5,957
1.267% due 06/25/2046 ^•		12,768	14,895
1.387% due 07/25/2035 •		71	71
1.387% due 04/25/2036 ^•		6,678	8,506
1.427% due 02/25/2036 •		3,590	3,272
1.587% due 04/25/2034 •		216	199
1.587% due 07/25/2034 •		7	7
1.625% due 01/25/2034 ~		42	30
1.877% due 11/25/2034 •		16,011	12,314
2.597% due 09/25/2034 •		6,446	4,728
2.672% due 07/25/2034 •		4,507	4,028
3.109% due 04/25/2035 ~		343	279
3.568% due 04/25/2035 ~		917	838
3.579% due 05/25/2036 ~		15,479	11,556
3.596% due 01/25/2036 ^~		7,224	6,880
3.616% due 02/25/2036 ^~		11,485	9,685
3.661% due 02/25/2036 ^~		2,260	1,770
3.666% due 01/25/2035 ~		333	218
3.716% due 08/25/2036 ^~		291	246
3.758% due 09/25/2034 ~		120	106
3.762% due 10/25/2035 ^~		26,821	23,041
3.775% due 03/25/2036 ^~		10,189	7,967
3.778% due 04/25/2035 ~		1,003	918
3.795% due 09/25/2047 ^~		27,029	19,434
3.806% due 11/25/2035 ^~		8,952	6,514
3.825% due 01/25/2047 ~		2,621	1,788
3.835% due 05/25/2035 ~		2,303	1,976
3.835% due 07/25/2035 ~		36,819	31,593
3.858% due 11/25/2035 ^~		15,735	13,088
3.862% due 01/25/2036 ~		31,488	28,920
3.877% due 11/25/2036 ~		7,450	6,167
3.882% due 05/25/2035 ~		288	262
3.884% due 08/25/2036 ^~		4,021	2,451
3.889% due 06/25/2034 ~		751	672
3.953% due 09/25/2035 ^~		1,109	626
3.955% due 02/25/2036 ^~		1,430	1,273
3.958% due 09/25/2035 ^~		5,857	4,359
3.970% due 02/25/2034 ~		105	99
4.008% due 05/25/2036 ^~		27	20
4.017% due 04/25/2035 ~		700	599
4.055% due 05/25/2036 ^~		9,297	5,924
4.117% due 01/25/2035 ~		82	70
4.154% due 09/25/2034 ~		96	91
4.154% due 05/25/2036 ~		16,973	11,175
4.229% due 09/25/2035 ^~		8,965	6,187
4.272% due 08/25/2034 ~		1,411	1,298
4.457% due 07/25/2035 ^~		12,788	9,470
Bear Stearns Mortgage Funding Trust
1.117% due 03/25/2037 •		82,136	70,487
1.127% due 06/25/2037 •		15,509	13,125
1.147% due 11/25/2036 ^•		32,088	28,288
1.147% due 09/25/2046 •		35,940	29,690
1.157% due 06/25/2037 •		87,026	76,676
1.167% due 08/25/2036 •		18,236	16,673
Bear Stearns Structured Products, Inc. Trust
2.207% due 12/26/2046 ^~		192	159
3.726% due 01/26/2036 ^~		9,182	7,405
7.000% due 07/25/2037 ~		33,826	17,437
BellaVista Mortgage Trust
1.000% due 05/20/2045 •		242	166
Business Mortgage Finance PLC
0.000% due 08/15/2040 •	EUR	4,820	5,239
BXP Trust
3.379% due 06/13/2039 (o)		$28,700	31,207
CFCRE Commercial Mortgage Trust
1.128% due 04/15/2044 ~(a)		14,985	105
1.142% due 11/10/2049 ~(a)(o)		158,455	9,284
Chase Mortgage Finance Trust
3.564% due 01/25/2036 ^~		602	487
3.700% due 12/25/2035 ^~		559	451
3.789% due 03/25/2037 ^~		5,164	4,550
3.810% due 12/25/2037 ^~		590	465
4.030% due 09/25/2036 ^~		17	14
4.133% due 06/25/2035 ~		5	4
4.303% due 02/25/2037 ~		58	54
4.352% due 06/25/2035 ~		47	44
5.500% due 11/25/2035		1,207	1,061
6.000% due 10/25/2036 ^		655	439
6.000% due 11/25/2036		2,153	1,414
6.000% due 12/25/2036		129	85
6.000% due 02/25/2037 ^		1,710	1,066
6.000% due 03/25/2037 ^		982	708
6.000% due 05/25/2037 ^		14,822	10,115
6.250% due 10/25/2036 ^		6,287	4,243
ChaseFlex Trust
1.227% due 05/25/2037 •		26,143	23,296
1.247% due 07/25/2037 •		14,439	12,585
1.287% due 08/25/2037 •		7,736	7,674

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.173% due 08/25/2037 ^þ		$1,135	$1,006
4.597% due 09/25/2036 ~		7,037	6,453
6.300% due 06/25/2036 ^~		15,949	13,003
Chester A PLC
0.000% due 03/17/2046 (h)	GBP	116,570	104,520
0.000% due 05/20/2046 ~		9	108,087
1.313% due 03/17/2046		1,110,725	1,371,249
1.763% due 03/17/2046		125,536	153,063
2.263% due 03/17/2046		116,569	141,537
2.763% due 03/17/2046		71,735	86,710
3.513% due 03/17/2046		35,868	42,180
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.127% due 05/25/2036 •		$229	186
1.177% due 05/25/2036 •		445	365
1.227% due 01/25/2035 •		472	435
1.247% due 08/25/2035 •		61	56
Citicorp Mortgage Securities Trust
5.500% due 06/25/2037		171	167
5.500% due 07/25/2037		1	0
5.750% due 06/25/2036		160	152
6.000% due 08/25/2036		6,444	6,187
Citigroup Commercial Mortgage Trust
1.516% due 10/10/2049 ~(a)		339,654	22,680
3.349% due 02/10/2049 (o)		40,000	42,607
Citigroup Mortgage Loan Trust
0.000% due 09/25/2064 ~		100	100
0.000% due 01/25/2082 (a)(h)		877	873
1.017% due 01/25/2037 •		310	255
1.197% due 09/25/2036 •		1,352	1,156
1.767% due 08/25/2036 •		30,463	12,237
1.897% due 09/25/2037 •		3,920	2,742
2.067% due 05/20/2047 •		13,961	10,971
2.171% due 12/25/2035 ~		8,097	6,704
2.331% due 08/25/2035 •		11,490	9,621
3.105% due 10/25/2046 ^~		3,013	2,388
3.228% due 09/25/2059 þ		23,494	23,337
3.447% due 08/25/2035 ~		461	396
3.605% due 03/25/2037 ^~		1,403	1,092
3.744% due 03/25/2035 ~		8,164	6,154
3.760% due 11/25/2036 ~		6,469	4,802
3.885% due 10/25/2035 ^~		39	33
3.913% due 10/25/2035 ^~		2,296	1,480
3.928% due 09/25/2037 ~		2,088	1,931
3.958% due 03/25/2036 ^~		3,711	3,269
4.011% due 07/25/2036 ^~		3,322	2,624
4.023% due 03/25/2034 ~		387	362
4.128% due 09/25/2037 ~		5,665	5,514
4.140% due 03/25/2036 ^•		360	316
4.145% due 01/25/2082 ~		373,863	353,089
4.193% due 09/25/2064 ~		137,477	126,760
4.194% due 07/25/2036 ~		4,327	3,402
4.223% due 11/25/2036 ^~		381	330
4.344% due 11/25/2036 ^~		7,568	5,731
4.414% due 09/25/2037 ^~		1,419	906
4.440% due 08/25/2035 ~		585	512
4.619% due 06/25/2036 ^~		2,971	2,501
4.810% due 05/25/2035 •		59	55
5.250% due 03/25/2037 ^		3,595	2,950
5.500% due 12/25/2035 ^		12	12
5.750% due 09/25/2021		1,994	2,099
5.750% due 04/25/2047 ^		5,087	3,955
6.000% due 05/25/2037		3,854	3,245
6.000% due 08/25/2037 ~		15,971	11,293
6.250% due 11/25/2037 ~		2,537	1,750
6.500% due 10/25/2036		7,701	5,973
Citigroup Mortgage Loan Trust, Inc.
2.935% due 02/25/2034 ~		9	8
3.322% due 04/25/2035 ~		2,351	2,021
3.559% due 12/25/2035 ^~		314	204
4.223% due 05/25/2035 ~		342	315
6.000% due 05/25/2035		5,000	5,166
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.950% due 09/25/2035 ^~		456	335
CitiMortgage Alternative Loan Trust
4.503% due 02/25/2037 ^•(a)		2,673	540
5.500% due 04/25/2022 ^		862	852
5.750% due 12/25/2036 ^		484	445
5.750% due 03/25/2037 ^		780	719
6.000% due 07/25/2036 ^		452	409
6.000% due 06/25/2037 ^		5,463	4,917
6.000% due 10/25/2037 ^		3,147	2,817
Civic Mortgage LLC
4.349% due 11/25/2022 þ		3,785	3,772
Clavis Securities PLC
0.000% due 12/15/2031 •	EUR	6,977	6,782
0.657% due 12/15/2032 •	GBP	813	910

See Accompanying Notes	13

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CNL Commercial Mortgage Loan Trust
1.205% due 05/15/2031 •	$573	$512
Commercial Mortgage Trust
0.169% due 04/10/2047 ~(a)	58,814	401
1.106% due 08/10/2047 ~(a)(o)	212,544	8,171
1.432% due 10/10/2049 ~(a)	224,438	14,339
1.690% due 07/10/2046 ~(a)	14,007	7
3.140% due 10/10/2036 (o)	13,000	13,102
3.546% due 06/10/2047 (o)	8,212	8,570
3.550% due 02/10/2049 (o)	22,000	23,064
3.955% due 02/10/2047	3,400	3,625
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034	1,349	1,357
6.000% due 05/25/2036 ^	78	60
6.000% due 08/25/2037 ^~	2,603	1,833
Countrywide Alternative Loan Trust
0.953% due 02/20/2047 ^•	18,444	12,515
0.963% due 03/20/2047 •	29,787	21,941
0.968% due 12/20/2046 ^•	45,047	33,417
0.973% due 07/20/2046 ^•	8,929	6,103
0.983% due 05/20/2046 ^•	31,747	21,928
0.983% due 09/20/2046 •	4,387	3,156
1.067% due 06/25/2036 •	1,430	1,219
1.067% due 11/25/2036 •	5,065	4,945
1.087% due 06/25/2037 •	19,028	15,279
1.103% due 11/20/2035 •	33,993	27,973
1.107% due 06/25/2036 •	18,288	13,194
1.107% due 11/25/2036 •	19,187	15,864
1.107% due 01/25/2037 •	31,955	24,512
1.107% due 07/25/2046 •	11,459	9,487
1.107% due 09/25/2047 •	27,798	23,294
1.117% due 11/25/2036 •	4,031	3,939
1.117% due 01/25/2037 ^•	3,834	3,726
1.127% due 11/25/2036 •	10,207	9,116
1.127% due 05/25/2047 •	9,754	7,738
1.137% due 09/25/2046 ^•	36,219	30,400
1.137% due 10/25/2046 •	3,600	2,952
1.147% due 02/25/2036 •	2,227	1,703
1.157% due 05/25/2035 •	5,856	4,836
1.157% due 07/25/2046 •	7,709	6,288
1.157% due 04/25/2047 •	17,146	11,191
1.167% due 05/25/2035 •	3,872	3,145
1.167% due 09/25/2047 •	19,377	17,464
1.197% due 12/25/2035 •	8,659	6,441
1.207% due 08/25/2035 •	10,711	6,771
1.217% due 02/25/2036 •	1,431	1,158
1.227% due 12/25/2035 •	446	385
1.227% due 02/25/2037 •	18,524	14,757
1.237% due 11/25/2035 •	1,639	1,125
1.237% due 02/25/2036 ^•	9,589	7,157
1.237% due 05/25/2036 •	6,392	5,395
1.257% due 08/25/2035 ^•	1,193	941
1.257% due 11/25/2035 •	4,526	3,841
1.277% due 09/25/2035 •	3,933	2,716
1.297% due 09/25/2035 •	11,318	9,896
1.297% due 12/25/2035 ^•	19,091	15,813
1.317% due 02/25/2037 ^•	417	113
1.347% due 06/25/2036 ^•	90	39
1.413% due 11/20/2035 •	8,544	6,919
1.447% due 12/25/2035 ^•	2,572	1,379
1.447% due 12/25/2035 •	38,624	26,756
1.447% due 04/25/2036 •	7,787	2,868
1.467% due 07/25/2035 •	367	313
1.497% due 11/25/2035 •	4,166	2,269
1.507% due 08/25/2035 •	2,557	2,142
1.567% due 10/25/2035 •	43	34
1.607% due 10/25/2035 •	1,864	1,356
1.717% due 11/25/2035 •	4,599	3,714
1.747% due 08/25/2035 •	1,493	971
1.747% due 01/25/2036 ^•	2,522	1,950
1.931% due 09/25/2034 •	273	227
1.947% due 08/25/2035 ^•	4,970	2,510
1.967% due 10/25/2034 •	9,423	8,631
2.522% due 02/25/2035 •	7,428	6,935
2.597% due 08/25/2034 •	6,331	5,621
2.597% due 10/25/2034 •	7,642	7,074
2.698% due 05/25/2035 ^~	3,566	2,461
2.966% due 12/25/2035 •	13,994	11,899
3.066% due 08/25/2035 ^•	55	40
3.276% due 07/20/2035 ^•	3,673	2,978
3.366% due 08/25/2035 •	213	186
3.488% due 03/25/2047 ^•	6,655	5,563
3.499% due 12/25/2035 ~	129	122
3.510% due 06/25/2037 ~	124	97
3.526% due 08/25/2035 •	5,002	4,330
3.611% due 06/25/2035 •	315	260
3.612% due 03/25/2047 ~	5,108	4,391

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.675% due 12/25/2034 ~	$9,152	$8,345
3.676% due 11/25/2035 ^~	364	314
3.710% due 12/25/2035 ^~	309	282
3.832% due 02/25/2037 ^~	1,096	944
3.923% due 08/25/2036 ~	768	710
3.984% due 06/25/2037 ^~	6,530	5,531
4.003% due 11/25/2035 •(a)	4,166	635
4.016% due 10/20/2035 •	22,943	16,758
4.036% due 10/20/2035 •	15,759	11,205
4.121% due 12/25/2034 ~	2	2
4.124% due 08/25/2034 ^~	5,876	4,951
4.153% due 11/25/2035 ^•(a)	4,251	613
4.303% due 08/25/2036 ^•(a)	11,454	2,167
5.000% due 08/25/2035 ^	1,339	1,120
5.107% due 07/25/2021 ^~	4	4
5.250% due 02/25/2021 ^	82	80
5.500% due 03/25/2035	3,720	3,509
5.500% due 05/25/2035	802	713
5.500% due 06/25/2035 ^	219	195
5.500% due 07/25/2035 ^	70	60
5.500% due 08/25/2035	5,721	5,325
5.500% due 09/25/2035 ^	38,995	33,756
5.500% due 11/25/2035 ^	11,847	10,179
5.500% due 12/25/2035 ^	4,629	3,604
5.500% due 01/25/2036	252	204
5.500% due 01/25/2036 ^	9,542	8,441
5.500% due 02/25/2036 ^	868	693
5.500% due 02/25/2036	45,433	36,331
5.750% due 05/25/2036	373	243
5.750% due 08/25/2036 ^	5,310	3,653
5.750% due 03/25/2037	5,303	4,062
5.750% due 06/25/2037	3,899	2,289
5.750% due 07/25/2037 ^	1,259	998
5.750% due 04/25/2047 ^	2,884	2,202
6.000% due 02/25/2035	28,149	25,726
6.000% due 02/25/2036	49,433	38,271
6.000% due 02/25/2036 ^	40	29
6.000% due 03/25/2036 ^	12,649	8,813
6.000% due 04/25/2036 ^	13,829	9,440
6.000% due 05/25/2036 ^	9,221	5,933
6.000% due 05/25/2036	4,200	2,980
6.000% due 06/25/2036	10,692	7,616
6.000% due 07/25/2036	12,454	9,982
6.000% due 08/25/2036 ^	5,801	4,607
6.000% due 01/25/2037 ^	1,577	1,493
6.000% due 02/25/2037 ^	4,335	2,336
6.000% due 03/25/2037 ^	3,371	2,065
6.000% due 04/25/2037 ^	10,045	6,588
6.000% due 05/25/2037 ^	13,701	6,982
6.000% due 06/25/2037 ^	654	393
6.000% due 08/25/2037 ^•	6,973	4,901
6.250% due 11/25/2036	5,538	3,567
6.250% due 12/25/2036 ^	3,668	2,328
6.250% due 11/25/2046 ^	2,721	1,995
6.500% due 05/25/2036 ^	3,240	2,322
6.500% due 06/25/2036 ^	1,131	744
6.500% due 08/25/2036 ^	2,919	1,560
6.500% due 09/25/2036	2,026	1,538
6.500% due 09/25/2036 ^	4,859	3,448
6.500% due 12/25/2036 ^	2,957	1,924
6.500% due 08/25/2037 ^	11,277	6,947
6.500% due 09/25/2037 ^	21,803	12,759
6.500% due 11/25/2037 ^	10,165	6,875
7.000% due 08/25/2034 ^	223	231
7.000% due 09/25/2036	28,033	11,938
7.250% due 08/25/2032	173	177
7.500% due 12/25/2034 ^	111	37
Countrywide Home Loan Mortgage Pass-Through Trust
1.147% due 04/25/2046 •	505	410
1.217% due 04/25/2035 •	2,872	2,605
1.287% due 03/25/2036 •	15	7
1.297% due 02/25/2036 ^•	4	1
1.407% due 05/25/2035 •	372	298
1.447% due 05/25/2036 ^•	3,028	1,275
1.487% due 03/25/2035 •	502	444
1.527% due 04/25/2035 •	6,200	4,993
1.547% due 03/25/2035 •	1,696	1,300
1.547% due 05/25/2035 •	10,139	7,817
1.587% due 03/25/2035 •	21,283	16,808
1.607% due 02/25/2035 •	606	500
1.627% due 02/25/2035 •	1,058	877
1.687% due 02/25/2035 •	7,920	6,410
1.707% due 09/25/2034 •	137	120
2.756% due 02/25/2035 ~	8,171	6,282
2.786% due 04/25/2035 ~	693	547
2.927% due 03/25/2035 ^~	280	212

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.243% due 04/20/2036 ^~	$455	$377
3.255% due 09/25/2034 ^~	40	29
3.326% due 04/25/2047 ~	18,615	15,064
3.358% due 04/25/2035 ^~	92	70
3.414% due 03/25/2037 ^~	267	217
3.419% due 02/25/2047 ^~	6,953	5,727
3.433% due 05/20/2036 ^~	21,264	18,917
3.520% due 05/20/2036 ^~	4,196	3,230
3.554% due 05/20/2036 ~	12,720	10,376
3.576% due 01/25/2036 ~	5,071	4,392
3.576% due 01/25/2036 ^~	1,588	1,375
3.577% due 11/25/2037 ~	22,351	19,015
3.587% due 05/20/2034 ~	53	47
3.588% due 11/20/2035 ~	27,974	21,469
3.636% due 09/25/2034 ~	296	264
3.693% due 06/20/2036 ~	8,446	6,943
3.711% due 02/20/2036 ^•	2,633	2,084
3.725% due 04/25/2037 ^~	3,264	2,787
3.730% due 02/20/2036 ^•	9,872	7,702
3.744% due 02/20/2035 ~	785	729
3.750% due 09/20/2036 ^~	1,215	997
3.755% due 07/25/2034 ~	126	115
3.757% due 02/20/2036 ~	5,813	5,185
3.775% due 11/25/2037 ~	27,994	24,211
3.785% due 08/25/2034 ^~	7	6
3.785% due 08/25/2034 ~	25	24
3.792% due 09/25/2047 ^~	1,521	1,279
3.793% due 02/20/2036 ^•	967	831
3.806% due 10/20/2035 ^~	899	793
3.806% due 10/20/2035 ~	3,767	3,323
3.806% due 11/25/2037 ~	33,534	29,323
3.808% due 10/25/2033 ~	74	69
3.833% due 09/25/2037 ^~	4,328	3,733
3.866% due 02/25/2034 ~	14	13
3.900% due 08/20/2035 ^~	9,269	7,857
3.902% due 05/20/2036 ^~	2,388	1,980
3.921% due 11/20/2034 ~	219	191
3.939% due 02/20/2036 ^•	770	632
3.952% due 03/25/2035 ~	505	461
3.988% due 09/20/2035 ~	12,455	11,169
3.991% due 02/25/2034 ~	109	95
4.012% due 12/19/2033 ~	12	11
4.018% due 05/20/2035 ~	1,409	1,231
4.021% due 07/19/2033 ~	512	472
4.038% due 12/25/2033 ~	93	79
4.092% due 09/20/2035 ~	13,678	11,070
4.096% due 05/19/2033 ~	111	98
4.104% due 09/20/2034 ~	174	148
4.237% due 11/20/2035 ^~	2,094	1,599
4.286% due 10/20/2034 ~	4,032	3,709
4.323% due 06/25/2047 ^~	8,357	7,452
4.536% due 05/25/2034 ~	103	91
4.866% due 06/20/2034 ~	159	140
5.000% due 07/31/2020	101	53
5.250% due 12/25/2027 ^	810	648
5.250% due 07/25/2034	321	306
5.500% due 04/25/2035	30	27
5.500% due 08/25/2035 ^	3,198	2,574
5.500% due 08/25/2035	418	338
5.500% due 09/25/2035 ^	2,466	2,094
5.500% due 10/25/2035	120	100
5.500% due 10/25/2035 ^	349	283
5.500% due 11/25/2035 ^	436	337
5.500% due 01/25/2036	1,280	1,051
5.750% due 08/25/2034	244	232
5.750% due 02/25/2036 ^	733	531
5.750% due 02/25/2037 ^	332	241
5.750% due 03/25/2037 ^	3,343	2,429
5.750% due 05/25/2037 ^	500	356
5.750% due 07/25/2037 ^	3,382	2,537
5.850% due 05/25/2036 ^	3,437	2,436
6.000% due 12/25/2035 ^	23	19
6.000% due 02/25/2037 ^	8,909	6,207
6.000% due 03/25/2037 ^	5,943	4,435
6.000% due 04/25/2037 ^	415	310
6.000% due 05/25/2037 ^	4,225	2,942
6.000% due 07/25/2037	6,014	3,925
6.000% due 07/25/2037 ^	3,032	2,234
6.000% due 08/25/2037 ^	1,087	809
6.000% due 09/25/2037	2,929	2,227
6.000% due 10/25/2037 ^	180	152
6.000% due 01/25/2038 ^	11,828	8,290
6.250% due 09/25/2036 ^	3,070	2,036
6.250% due 10/25/2036 ^	138	98
6.500% due 11/25/2036 ^	12,333	7,554

14	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.500% due 05/25/2037 ^	$290	$212
6.500% due 10/25/2037 ^	22,716	16,177
6.500% due 11/25/2037 ^	4,041	2,376
6.500% due 12/25/2037	24,637	16,277
6.500% due 11/25/2047	15,693	11,525
Countrywide Home Loan Reperforming REMIC Trust
1.347% due 11/25/2034 •	9,706	8,531
1.347% due 09/25/2035 •	1,373	1,186
5.709% due 01/25/2034	22,232	20,992
Credit Suisse First Boston Mortgage Securities Corp.
1.597% due 11/25/2031 •	593	370
1.597% due 09/25/2035 ^•	3,940	2,813
2.097% due 11/25/2034 •	7,129	6,104
3.169% due 06/25/2046 ~	866,295	850,834
3.740% due 04/25/2034 ~	15	15
5.250% due 09/25/2035 ^	892	831
5.750% due 04/22/2033	21	22
6.000% due 01/25/2036 ^	3,516	2,865
6.500% due 01/25/2036	448	230
7.000% due 01/25/2036 ^	4,877	1,102
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.800% due 07/25/2033 ~	48	44
4.053% due 10/25/2033 ~	15	13
5.500% due 10/25/2035 ^	242	191
5.500% due 10/25/2035	5,037	3,889
6.000% due 11/25/2035 ^	247	110
Credit Suisse Mortgage Capital Certificates
1.917% due 07/27/2037 •	1,165	918
2.054% due 04/27/2037 ~	13,897	7,327
2.067% due 05/27/2037 •	15,171	11,664
3.155% due 09/27/2037 •	2,012	2,004
3.500% due 04/26/2038 ~	6,906	6,707
3.760% due 11/26/2036 ~	5,778	4,325
4.000% due 08/27/2037 ~	23,442	22,118
4.039% due 04/26/2047 ~	12,849	7,439
4.105% due 08/27/2037 ~	20,044	16,346
4.817% due 09/26/2036 ~	1,760	1,654
5.294% due 02/27/2047 ~	117,390	72,424
5.561% due 04/25/2036 ~	9,723	7,719
6.000% due 04/26/2037 ~	9,728	8,582
6.000% due 05/27/2037	78	78
7.000% due 08/26/2036	2,810	2,132
Credit Suisse Mortgage Capital Certificates Trust
3.404% due 01/27/2059	47,648	44,274
Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.447% due 07/25/2036 •	17,483	7,803
5.000% due 04/25/2037	1,044	946
5.500% due 03/25/2037 ^	541	431
6.000% due 08/25/2036 ^	4,762	3,411
6.000% due 02/25/2037 ^	2,520	1,955
6.000% due 06/25/2037	2,176	813
6.250% due 08/25/2036 ^	1,030	691
Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2049 (h)	1,524,353	1,458,140
0.000% due 12/25/2054 (h)	51	52
0.000% due 07/25/2057 (h)	336	334
0.000% due 01/25/2058 (h)	401	399
0.000% due 04/25/2058 (a)(h)	12	12
0.000% due 07/25/2058 (h)	1,044	1,045
0.000% due 01/27/2059 «(a)(h)	1,136,958	0
0.000% due 01/27/2059 (h)	802	801
0.000% due 09/25/2059 ~	1,320	1,318
0.000% due 10/25/2060 (h)	914	916
0.000% due 11/25/2076 «(a)(h)	1,350,539	0
0.000% due 11/25/2076 (h)	1,754	1,749
3.118% due 07/25/2057	28,837	24,896
3.210% due 07/25/2057 ~	991,862	856,750
3.250% due 01/27/2059 «~	780,758	731,105
3.322% due 10/25/2058 ~	19,191	20,057
3.324% due 09/25/2048	160,747	143,546
3.407% due 07/25/2058 ~	3,817,746	3,404,044
3.431% due 10/27/2060	91,505	82,122
3.500% due 11/25/2076 «~	919,006	879,857
3.501% due 10/25/2060 ~	2,159,814	1,937,510
3.582% due 01/25/2058 ~	237,994	213,055
3.585% due 06/25/2048	1,275,289	1,231,985
3.586% due 07/25/2049	56,841	53,551
3.657% due 07/25/2049	64,183	61,474
3.726% due 10/25/2058	17,663	16,584
3.837% due 10/27/2060	17,755	16,899
3.860% due 04/25/2058 ~	568,806	563,859
3.992% due 11/25/2076 «~	430,959	403,819
4.018% due 12/25/2054 «~	142,411	132,226

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.025% due 01/27/2059 «~(a)		$356,199	$331,747
4.232% due 07/25/2050		74,240	72,398
4.246% due 09/25/2057		43,126	42,440
4.288% due 06/01/2050 ~		2,041,826	1,987,551
4.303% due 09/25/2059		1,147,965	1,129,212
4.320% due 12/25/2048 ~		1,024,245	1,008,745
4.347% due 09/25/2059		49,095	44,845
4.513% due 12/25/2048		413,540	390,934
4.789% due 05/27/2053 ~		92,187	104,852
CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057		969	998
3.617% due 11/15/2048 (o)		18,000	18,959
DBUBS Mortgage Trust
0.687% due 11/10/2046 ~(a)		31,932	48
1.023% due 07/10/2044 ~(a)		85,163	607
Deutsche ALT-A Securities, Inc.
1.247% due 04/25/2037 •		22,158	13,589
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.077% due 08/25/2047 •		59,216	47,484
1.087% due 07/25/2047 •		13,304	10,497
1.097% due 12/25/2036 •		5,483	4,788
1.097% due 03/25/2037 ^•		21,674	17,369
1.097% due 02/25/2047 •		1,939	1,190
1.107% due 01/25/2047 •		4,319	4,102
1.117% due 02/25/2037 •		1,845	1,845
1.137% due 08/25/2036 •		2,984	2,442
1.137% due 10/25/2036 ^•		17,580	7,332
1.137% due 08/25/2047 •		18,571	14,909
1.147% due 02/25/2047 •		6,433	5,256
1.227% due 08/25/2036 •		13,449	11,161
1.277% due 08/25/2037 ^•		12,319	9,255
1.297% due 06/25/2037 ^•		67,082	50,700
1.697% due 10/25/2047 •		39,458	31,922
2.297% due 11/25/2035 •		5,849	5,830
2.736% due 04/25/2047 •		24,536	19,950
3.691% due 10/25/2035 ~		353	305
5.000% due 03/24/2049		4	4
5.250% due 09/25/2035 ~		4,879	4,492
5.500% due 11/25/2035 ^~		98	102
5.500% due 12/25/2035 ^		2,280	2,039
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.153% due 06/25/2036 ~		11,882	10,616
5.431% due 02/25/2036 ~		3,237	2,970
5.530% due 02/25/2036 ~		5,564	5,116
5.650% due 10/25/2036 ~		17,168	15,014
5.869% due 10/25/2036 ^þ		1,197	1,046
5.886% due 10/25/2036 ^þ		189	165
5.900% due 10/25/2036 ~		7,422	6,487
6.100% due 10/25/2036 þ		5,115	4,472
6.420% due 07/25/2036 ^~		5,256	4,515
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
4.000% due 06/25/2034 ~		9	7
Downey Savings & Loan Association Mortgage Loan Trust
0.930% due 04/19/2047 ^•		96	75
0.960% due 03/19/2045 •		749	664
1.080% due 09/19/2045 •		1,876	1,300
1.250% due 02/19/2045 •		2,952	2,657
1.530% due 11/19/2044 •		2,740	2,380
1.550% due 11/19/2044 •		95	79
1.570% due 09/19/2044 •		4,829	4,105
2.906% due 04/19/2046 •		7,528	6,427
4.158% due 07/19/2044 ~		509	445
4.215% due 07/19/2044 ~		17	15
Durham Mortgages
0.000% due 03/31/2054 (h)	GBP	38,229	41,984
0.000% due 03/31/2054 ~		54,852	64,246
2.451% due 03/31/2054 •		49,153	58,036
2.951% due 03/31/2054 •		16,383	19,126
4.001% due 03/31/2054 •		11,476	14,078
5.001% due 03/31/2054 •		38,229	46,408
Durham Mortgages A PLC
0.000% due 03/31/2053 ~		63,357	76,228
0.000% due 03/31/2053 (h)		25,336	28,796
2.451% due 03/31/2053 •		44,345	53,249
2.951% due 03/31/2053 •		25,339	30,189
4.001% due 03/31/2053 •		13,934	17,192
5.001% due 03/31/2053 •		38,009	45,568
E-MAC NL BV
1.874% due 07/25/2036 •	EUR	419	430

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
EMF-UK PLC
1.486% due 03/13/2046 •	GBP	25,544	$31,695
Eurosail PLC
0.000% due 09/10/2044 •	EUR	311	342
0.000% due 03/13/2045 •		714	762
0.647% due 12/15/2044 •	GBP	387	470
0.666% due 03/13/2045 •		2,098	2,529
0.694% due 12/10/2044 •		3,359	4,078
1.200% due 09/13/2045 •		41,630	48,541
1.276% due 09/13/2045 •		36,659	43,064
1.456% due 06/13/2045 •		5,197	6,199
First Horizon Alternative Mortgage Securities Trust
1.317% due 02/25/2037 •		$218	99
1.697% due 04/25/2036 ^•		1,792	728
3.402% due 12/25/2035 ~		2,461	1,949
3.440% due 03/25/2035 ~		489	413
3.466% due 08/25/2035 ^~		1,608	1,321
3.547% due 04/25/2035 ~		2,438	2,256
3.547% due 04/25/2036 ^~		1,982	1,667
3.565% due 09/25/2035 ^~		1,472	1,286
3.582% due 01/25/2036 ^~		4,265	3,148
3.610% due 08/25/2035 ~		9	7
3.619% due 02/25/2035 ~		905	810
3.620% due 08/25/2034 ~		255	226
3.701% due 02/25/2036 ~		92	72
4.603% due 04/25/2037 ^•(a)		3,203	652
5.250% due 02/25/2021 ^		32	30
5.750% due 02/25/2036 ^		3,331	2,218
6.000% due 07/25/2036 ^		43	30
6.000% due 07/25/2036		2,297	1,604
6.000% due 11/25/2036		1,324	759
6.250% due 11/25/2036		2,552	1,525
6.250% due 08/25/2037 ^		121	81
First Horizon Mortgage Pass-Through Trust
3.990% due 01/25/2037 ^~		709	553
4.052% due 10/25/2035 ^~		1,257	1,134
4.096% due 05/25/2037 ^~		2,441	1,500
4.133% due 11/25/2037 ^~		65	48
4.500% due 10/25/2035 ~		109	65
4.622% due 08/25/2035 ~		73	56
5.250% due 05/25/2021 ^		247	176
5.750% due 05/25/2037 ^		232	151
Fondo de Titulizacion de Activos UCI
0.792% due 06/19/2035 •	EUR	200	196
Fondo de Titulizacion Hipotecaria UCI
0.000% due 06/22/2036 •		1,167	1,191
Fremont Home Loan Trust
1.772% due 01/25/2034 •		$2,001	1,814
GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		8,801	9,183
GMAC Mortgage Corp. Loan Trust
3.570% due 03/18/2035 ~		9	8
3.831% due 11/19/2035 ~		213	179
4.049% due 11/19/2035 ~		285	241
4.070% due 11/19/2035 ^~		734	627
4.282% due 03/18/2035 ~		1,355	1,220
4.388% due 03/18/2035 ~		695	651
Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	235	248
0.000% due 03/18/2039 •		3,427	3,617
0.663% due 06/18/2038 •	GBP	207	246
1.019% due 06/18/2039 •		$1,443	1,351
Grecale RMBS SRL
0.114% due 01/27/2061 •	EUR	350	386
GreenPoint Mortgage Funding Trust
1.107% due 02/25/2037 ^•		$12,419	12,094
1.127% due 01/25/2037 •		9,021	7,145
1.147% due 03/25/2047 •		18,578	15,671
1.157% due 04/25/2036 •		16,104	14,185
1.187% due 08/25/2045 •		319	255
1.267% due 09/25/2046 ^•		4,456	2,548
1.467% due 10/25/2045 •		555	487
1.487% due 11/25/2045 •		66	49
1.567% due 10/25/2045 •		4,036	3,356
Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	26,525	24,270
GS Mortgage Securities Corp.
0.207% due 05/03/2032 ~(a)		$179,000	2,413
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034 (o)		47,500	46,736

See Accompanying Notes	15

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GS Mortgage Securities Trust
0.043% due 12/10/2043 ~(a)	$83,057	$28
0.208% due 12/10/2043 ~(a)	35,931	35
0.567% due 11/10/2049 ~(a)	167,158	4,170
0.573% due 08/10/2046 ~(a)	99,765	1,753
0.655% due 03/10/2044 ~(a)	14,689	41
1.225% due 08/10/2043 ~(a)	83,092	812
1.328% due 08/10/2044 ~(a)	12,131	146
1.931% due 01/10/2045 ~(a)	5,790	134
2.174% due 05/10/2045 ~(a)	48,661	1,261
3.120% due 05/10/2050	2,700	2,778
3.278% due 10/10/2048 (o)	6,278	6,526
3.365% due 11/10/2047 (o)	7,052	7,294
3.801% due 01/10/2047 (o)	9,571	10,011
GSC Capital Corp. Mortgage Trust
1.147% due 02/25/2036 ^•	8,008	6,895
GSMPS Mortgage Loan Trust
1.297% due 01/25/2035 •	24,181	20,455
1.297% due 03/25/2035 •	3,755	3,187
1.347% due 06/25/2034 •	38,800	31,262
7.101% due 10/20/2032 ~	14,844	14,239
GSMSC Pass-Through Trust
7.500% due 09/25/2036 ^~	920	548
7.500% due 10/25/2036 ~	1,188	599
GSMSC Resecuritization Trust
1.087% due 10/26/2036 •	12,721	9,111
1.762% due 02/26/2037 •	34,046	28,107
1.767% due 04/26/2037 •	56,017	26,310
1.797% due 08/26/2033 •	1,051	1,045
GSR Mortgage Loan Trust
1.207% due 08/25/2046 •	35,496	16,265
1.397% due 07/25/2037 ^•	184	49
3.606% due 04/25/2036 ~	1,218	925
3.755% due 04/25/2035 ~	118	101
3.914% due 04/25/2035 ~	52	45
3.932% due 01/25/2036 ^~	3,848	3,538
3.974% due 05/25/2035 ~	1,244	1,081
4.028% due 05/25/2037 ~	5,154	4,774
4.029% due 03/25/2037 ^~	1,517	1,288
4.040% due 04/25/2032 •	16	14
4.050% due 01/25/2036 ^~	79	71
4.097% due 12/25/2034 ~	450	184
4.124% due 11/25/2035 ~	28	25
4.151% due 10/25/2035 ^~	1,513	1,374
4.154% due 11/25/2035 ~	26	25
4.160% due 05/25/2035 ~	1,005	809
4.187% due 11/25/2035 ~	213	147
4.224% due 07/25/2035 ~	1,887	1,556
4.239% due 05/25/2035 ~	5,163	4,321
4.304% due 08/25/2034 ~	30	25
4.310% due 01/25/2035 ~	526	460
4.390% due 09/25/2034 ~	15	14
4.405% due 08/25/2034 ~	1,252	1,101
4.503% due 08/25/2034 ~	309	286
4.507% due 07/25/2035 ~	434	404
4.507% due 09/25/2035 ~	721	679
4.578% due 07/25/2035 ~	1,485	1,045
5.000% due 07/25/2036	481	470
5.500% due 03/25/2036	721	723
5.500% due 03/25/2036 ^	1,502	1,636
5.500% due 06/25/2036 ^	16	46
5.500% due 01/25/2037 ^	2,293	2,706
5.750% due 02/25/2036 ^	518	476
5.750% due 02/25/2037 ^	29	40
6.000% due 02/25/2021 ^	969	829
6.000% due 11/25/2035	319	204
6.000% due 02/25/2036 ^	585	415
6.000% due 03/25/2036	14,845	9,175
6.000% due 06/25/2036 ^	1,087	1,288
6.000% due 07/25/2036	3,532	2,765
6.000% due 09/25/2036 ^	1,745	1,133
6.000% due 01/25/2037 ^	73	63
6.250% due 10/25/2036 ^	22,557	21,290
6.500% due 09/25/2036 ^	1,631	1,108
6.500% due 10/25/2036 ^	854	615
HarborView Mortgage Loan Trust
0.920% due 12/19/2036 ^•	109	89
0.930% due 11/19/2036 •	7,403	6,292
0.930% due 07/19/2046 ^•	163	93
0.940% due 09/19/2037 •	14,165	11,601
0.940% due 02/19/2046 •	2,666	2,243
0.960% due 11/19/2036 •	6,164	4,967
0.970% due 07/19/2047 •	9,742	7,626

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.990% due 12/19/2036 ^•		$3,857	$3,150
1.053% due 10/20/2045 •		10,559	7,628
1.060% due 11/19/2035 •		1,426	1,159
1.230% due 01/19/2036 ^•		442	405
1.250% due 01/19/2036 •		564	392
1.290% due 07/19/2045 •		10,163	9,237
1.310% due 02/19/2036 •		5,902	4,203
1.330% due 07/19/2045 •		52	40
1.370% due 08/19/2045 •		580	496
1.390% due 01/19/2035 •		246	206
1.410% due 09/19/2035 •		1,994	1,578
1.450% due 01/19/2035 •		1,723	1,452
1.510% due 01/19/2035 ^•		321	270
1.530% due 12/19/2034 ^•		5,604	4,474
1.550% due 11/19/2034 •		244	203
1.550% due 12/19/2034 ^•		56	45
1.570% due 12/19/2034 ^•		20,935	16,125
1.610% due 11/19/2034 •		19,417	14,809
1.947% due 10/25/2037 •		20,850	17,629
2.706% due 06/19/2034 •		28	26
2.816% due 12/19/2036 ^•		10,840	8,951
2.834% due 06/19/2045 ^•		4,521	2,500
3.527% due 11/19/2034 ~		57	52
3.767% due 12/19/2035 ^~		2,280	1,507
4.063% due 08/19/2036 ^~		781	670
4.088% due 06/19/2036 ^~		389	249
4.154% due 06/19/2036 ^~		138	76
4.220% due 08/19/2034 ~		895	853
4.261% due 12/19/2035 ^~		13	11
4.293% due 07/19/2035 ^~		1,616	1,383
4.424% due 12/19/2035 ~		455	387
Hilton USA Trust
0.475% due 11/05/2038 ~(a)		118,960	3,324
2.828% due 11/05/2035		71,800	69,287
Hipocat FTA
0.000% due 07/15/2036 •	EUR	113	118
HomeBanc Mortgage Trust
1.247% due 05/25/2037 ^•		$22	21
HSI Asset Loan Obligation Trust
3.905% due 09/25/2037 ^~		13,400	11,138
4.007% due 01/25/2037 ^~		1,725	1,342
4.141% due 01/25/2037 ^~		198	173
4.384% due 09/25/2037 ^~		7,543	5,648
4.620% due 01/25/2037 ~		4,663	3,444
HSI Asset Securitization Corp. Trust
1.907% due 07/25/2035 •		900	698
1.937% due 07/25/2035 •		1,413	455
Hudson’s Bay Simon JV Trust
4.906% due 08/05/2034		20,184	20,149
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	25,609	24,419
Impac CMB Trust
1.227% due 10/25/2035 •		$9,082	7,585
1.467% due 04/25/2035 •		3,161	2,795
1.587% due 09/25/2034 •		120	119
1.587% due 03/25/2035 •		9,165	8,145
Impac Secured Assets CMN Owner Trust
4.916% due 03/25/2033 ~		4,297	4,441
Impac Secured Assets Trust
1.147% due 05/25/2036 •		74	67
1.187% due 03/25/2037 •		37,964	26,070
1.187% due 09/25/2037 ^•		11,766	9,031
1.297% due 05/25/2036 •		1,449	1,188
1.307% due 09/25/2037 •		17,362	11,979
2.347% due 05/25/2036 •		3,616	3,049
IndyMac Adjustable Rate Mortgage Trust
3.528% due 01/25/2032 ~		6	5
IndyMac Mortgage Loan Trust
1.067% due 07/25/2036 •		9,830	7,853
1.077% due 10/25/2036 •		109	87
1.137% due 09/25/2046 •		2,104	1,664
1.147% due 10/25/2036 •		4,264	3,444
1.147% due 06/25/2046 •		22,578	17,596
1.147% due 11/25/2046 •		22,404	18,110
1.157% due 04/25/2046 •		7,231	5,849
1.157% due 05/25/2046 •		51,030	42,549
1.167% due 04/25/2046 •		7,912	6,408
1.177% due 07/25/2046 •		8,770	8,004
1.187% due 06/25/2037 •		1,667	1,389
1.197% due 02/25/2037 •		24,104	16,130
1.247% due 06/25/2037 ^•		10,958	5,553
1.407% due 04/25/2035 •		961	755
1.427% due 04/25/2035 •		6,863	5,298

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.467% due 07/25/2035 •	$15,716	$11,481
1.507% due 03/25/2035 •	1,204	1,115
1.507% due 07/25/2035 •	3,712	2,116
1.547% due 04/25/2034 •	3	3
1.567% due 06/25/2034 •	43	43
1.587% due 02/25/2035 •	251	206
1.587% due 07/25/2045 •	236	197
1.627% due 02/25/2035 •	1,642	1,181
1.727% due 10/25/2036 •	9,554	6,881
1.747% due 08/25/2034 •	74	59
1.747% due 11/25/2034 •	8	6
1.827% due 09/25/2034 •	97	79
3.088% due 01/25/2035 ~	858	771
3.098% due 06/25/2037 ~	5,498	3,341
3.246% due 01/25/2036 ~	1,855	1,446
3.266% due 06/25/2037 ^~	16,503	13,544
3.283% due 05/25/2037 •	59,683	46,684
3.308% due 06/25/2035 ^~	98	79
3.308% due 01/25/2036 ^~	111	95
3.345% due 05/25/2036 ~	18,958	13,278
3.406% due 10/25/2035 ~	218	169
3.468% due 07/25/2037 ~	23,278	16,892
3.493% due 06/25/2036 ~	253	183
3.552% due 06/25/2036 ~	28,321	21,120
3.555% due 11/25/2035 ^~	3,394	2,779
3.558% due 09/25/2035 ^~	2,464	1,873
3.586% due 11/25/2035 ^~	10,090	7,032
3.590% due 09/25/2036 ~	4,399	3,084
3.595% due 12/25/2035 ^~	1,579	1,197
3.601% due 08/25/2035 ~	5,252	4,323
3.612% due 06/25/2036 ~	725	643
3.625% due 05/25/2037 ^~	24,855	17,056
3.628% due 03/25/2035 ~	755	667
3.633% due 11/25/2037 ~	14,233	12,182
3.646% due 08/25/2037 ^~	79	58
3.679% due 05/25/2036 ^~	19,528	16,225
3.680% due 03/25/2037 ^~	1,540	1,305
3.685% due 03/25/2035 ~	29	28
3.710% due 07/25/2036 ~	9,781	7,387
3.717% due 02/25/2036 ~	3,913	3,205
3.718% due 12/25/2035 ~	9,041	7,365
3.762% due 04/25/2035 ~	22	19
3.768% due 08/25/2035 ~	257	217
3.786% due 09/25/2037 ~	10,371	5,950
3.864% due 09/25/2036 ~	88	65
3.903% due 11/25/2035 ^~	479	397
4.001% due 01/25/2037 ~	7,173	5,625
4.013% due 01/25/2036 ~	174	155
4.283% due 07/25/2035 ~	6,253	4,373
6.000% due 06/25/2037	17,307	13,289
6.250% due 11/25/2037 ^	2,399	1,557
6.500% due 09/25/2037 ^	110	83
InTown Hotel Portfolio Trust
0.000% due 01/15/2033 ~(a)	217,597	2
JPMBB Commercial Mortgage Securities Trust
0.570% due 08/15/2046 ~(a)	57,460	881
JPMDB Commercial Mortgage Securities Trust
0.810% due 12/15/2049 ~(a)	190,682	8,151
JPMorgan Alternative Loan Trust
3.935% due 05/25/2036 ^~	1,093	742
5.500% due 02/25/2021 ^	16	15
5.692% due 05/26/2037 ~	23,505	3,927
6.000% due 12/25/2036 þ	40,748	33,494
6.310% due 08/25/2036 ^þ	39,900	35,287
JPMorgan Chase Commercial Mortgage Securities Trust
0.320% due 09/12/2037 ~(a)	4,632	3
1.257% due 04/15/2046 ~(a)	124,570	3,930
1.428% due 08/15/2049 ~(a)	160,797	10,910
1.566% due 11/15/2043 ~(a)	52,385	30
1.570% due 05/15/2045 ~(a)	125,754	3,199
JPMorgan Mortgage Trust
3.429% due 10/25/2033 ~	50	46
3.650% due 02/25/2034 ~	5	5
3.666% due 04/25/2036 ~	721	639
3.666% due 04/25/2036 ^~	10,251	8,909
3.724% due 08/25/2036 ~	12,348	10,167
3.729% due 04/25/2036 ^~	1,485	1,215
3.765% due 04/25/2037 ^~	8,313	6,800
3.800% due 05/25/2036 ~	1,248	1,126
3.803% due 01/25/2037 ^~	648	534
3.809% due 06/25/2037 ^~	5,392	4,110
3.845% due 10/25/2036 ~	564	452

16	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.866% due 05/25/2036 ^~		$612	$554
3.866% due 05/25/2036 ~		653	590
3.884% due 06/25/2035 ~		272	252
3.899% due 12/26/2037 ~		8,523	7,574
3.914% due 11/25/2035 ~		236	204
3.917% due 10/25/2035 ^~		332	270
3.923% due 11/25/2035 ^~		7,222	6,063
3.934% due 04/25/2035 ~		82	75
3.937% due 05/25/2036 ^~		13	12
3.979% due 09/25/2035 ~		321	295
3.983% due 07/25/2035 ~		581	551
4.001% due 11/25/2035 ~		23	19
4.001% due 06/25/2037 ^~		462	375
4.012% due 02/25/2036 ^~		2,650	2,165
4.017% due 04/25/2037 ^~		928	768
4.019% due 08/25/2035 ~		10	9
4.021% due 04/25/2035 ~		299	285
4.092% due 10/25/2035 ~		459	426
4.111% due 08/25/2036 ^~		4,285	3,511
4.119% due 10/25/2036 ^~		1,378	1,119
4.121% due 07/25/2035 ~		18	16
4.193% due 08/25/2035 ^~		1,677	1,542
4.208% due 06/25/2035 ~		76	61
4.222% due 07/25/2035 ~		243	218
4.274% due 10/25/2037 ~		13,650	11,355
4.276% due 08/25/2036 ^~		910	713
4.285% due 07/25/2035 ~		1,250	1,109
4.301% due 06/25/2036 ^~		279	222
4.357% due 10/25/2035 ~		10	9
4.360% due 06/25/2036 ^~		1,778	1,428
4.370% due 02/25/2035 ~		19	16
4.403% due 08/25/2035 ~		1,258	1,196
4.454% due 10/25/2036 ^~		1,463	1,271
4.688% due 07/25/2035 ~		196	175
5.000% due 06/25/2021 ^		61	55
5.000% due 03/25/2022 ^		10	10
5.500% due 01/25/2021 ^		23	21
5.500% due 03/25/2022 ^		5	5
5.500% due 09/25/2035		3,758	3,467
5.500% due 01/25/2036 ^		986	683
5.500% due 08/25/2037 ^		3,217	2,287
5.750% due 03/25/2037 ^		470	298
6.000% due 10/25/2034		4,593	4,436
6.000% due 07/25/2036 ^		3,429	2,578
6.000% due 06/25/2037 ^		14,963	9,476
6.000% due 08/25/2037 ^		112	80
6.500% due 09/25/2035		337	302
7.000% due 08/25/2037 ^		1,009	752
JPMorgan Resecuritization Trust
1.797% due 11/26/2036 •		15,422	11,482
Kentmere PLC
0.000% due 10/28/2051 ~	GBP	9,500	47,392
0.000% due 10/28/2051 (h)		10,711	12,768
1.511% due 10/28/2051 •		600,958	734,793
2.111% due 10/28/2051 •		21,423	25,766
2.461% due 10/28/2051 •		21,423	25,779
2.911% due 10/28/2051 •		12,854	15,367
3.711% due 10/28/2051 •		7,141	8,493
5.711% due 10/28/2051 •		12,139	14,198
Kirkby RMBS PLC
0.000% due 02/22/2045 ~		6	24,353
1.535% due 02/22/2045 •		320,970	374,482
2.250% due 02/22/2045		26,742	23,472
2.735% due 02/22/2045 •		82,543	88,843
Landmark Mortgage Securities PLC
0.000% due 06/17/2039 •	EUR	1,230	1,170
0.713% due 06/17/2039 •	GBP	3,541	3,905
0.980% due 04/17/2044 •		23,467	25,383
LB-UBS Commercial Mortgage Trust
0.142% due 02/15/2040 ~(a)		$739	0
5.407% due 11/15/2038 ^		20,114	11,359
5.562% due 02/15/2040 ^~		13,463	7,552
Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		16,646	14,925
Lehman Mortgage Trust
1.367% due 12/25/2036 •		7,066	1,627
1.547% due 07/25/2036 •		6,763	3,075
2.527% due 12/25/2035 ^•		1,207	895
5.147% due 01/25/2036 ^~		2,629	2,529
5.361% due 12/25/2035 ~		3,523	1,487
5.444% due 07/25/2037 ~		3,631	2,417
5.500% due 12/25/2035 ^		41	31
5.753% due 03/25/2037 ^•(a)		15,825	5,044

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.829% due 04/25/2036 ^~		$4,153	$3,447
6.000% due 08/25/2037		3,238	3,125
6.500% due 09/25/2037 ^		5,482	3,098
Lehman XS Trust
1.107% due 03/25/2047 ^•		625	664
1.137% due 11/25/2046 •		229	186
1.147% due 08/25/2046 ^•		16,620	14,249
1.147% due 11/25/2046 ^•		17,259	14,369
1.147% due 07/25/2047 ^•		14,690	12,243
1.157% due 09/25/2046 •		134	113
1.547% due 12/25/2035 ^•		11	8
5.110% due 07/25/2035 ^þ		884	818
Ludgate Funding PLC
0.791% due 12/01/2060 •	GBP	4,785	5,133
0.956% due 01/01/2061 •		5,721	6,031
1.396% due 01/01/2061 •		7,423	8,062
Luminent Mortgage Trust
1.147% due 02/25/2046 •		$122	93
Mansard Mortgages PLC
1.137% due 12/15/2049 •	GBP	12,709	14,636
MASTR Adjustable Rate Mortgages Trust
1.187% due 05/25/2037 •		$722	389
1.497% due 09/25/2037 •		4,481	1,675
1.627% due 05/25/2047 ^•		3,665	3,127
2.500% due 01/25/2034 ~		141	127
2.745% due 09/25/2034 ~		109	98
3.135% due 07/25/2035 ^~		1,293	1,103
3.364% due 07/25/2035 ^~		290	249
3.542% due 09/25/2033 ~		457	395
3.704% due 09/25/2035 ^~		969	647
3.755% due 10/25/2034 ~		329	267
3.804% due 12/25/2033 ~		98	96
3.844% due 05/25/2034 ~		197	177
3.871% due 11/25/2036 ~		74	77
3.901% due 12/25/2033 ~		227	210
4.120% due 01/25/2036 ~		6,851	6,343
4.469% due 02/25/2036 ~		10	10
4.562% due 04/21/2034 ~		28	26
4.583% due 12/21/2034 ~		95	86
4.660% due 06/25/2035 ~		94	84
4.684% due 11/21/2034 ~		342	327
4.750% due 07/25/2034 ~		411	366
4.985% due 10/25/2032 ~		47	42
MASTR Alternative Loan Trust
5.500% due 07/25/2034		2,134	2,213
5.500% due 08/25/2034		3,638	3,789
7.000% due 06/25/2034		22	23
MASTR Asset Securitization Trust
5.500% due 06/26/2034		41	39
5.750% due 02/25/2021		52	43
6.000% due 10/25/2022 ~		23	23
6.000% due 06/25/2036 ^		292	251
6.000% due 06/25/2036 ^•		2,315	2,022
MASTR Reperforming Loan Trust
1.297% due 05/25/2035 •		2,063	950
1.307% due 07/25/2035 ^•		24,360	11,341
4.360% due 05/25/2036 ~		217	191
MASTR Seasoned Securitization Trust
3.696% due 05/25/2032 ~		300	271
4.051% due 10/25/2032 ~		318	293
4.465% due 10/25/2032 ~		24	21
4.514% due 10/25/2032 ~		109	98
6.500% due 08/25/2032 ~		46	46
MBS Bancaja Fondo de Titulizacion de Activos
0.000% due 02/25/2038 •	EUR	1,791	1,956
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.405% due 11/15/2031 •		$205	192
1.445% due 09/15/2030 •		404	382
Merrill Lynch Alternative Note Asset Trust
1.147% due 03/25/2037 •		5,561	1,988
1.247% due 03/25/2037 •		267	97
1.797% due 02/25/2037 •		251	248
3.852% due 06/25/2037 ^~		37,050	26,613
Merrill Lynch Mortgage Investors Trust
1.214% due 08/25/2036 •(o)		13,447	12,885
1.407% due 04/25/2029 •		849	755
1.407% due 03/25/2030 •		104	95
1.473% due 03/25/2030 •		245	210
1.607% due 06/25/2028 •		1,770	1,645
1.607% due 11/25/2029 •		1,269	1,146
1.627% due 04/25/2028 •		12	11
1.653% due 10/25/2028 •		60	55
1.673% due 11/25/2029 •		67	63

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.354% due 07/25/2030 •	$994	$929
2.524% due 01/25/2030 •	20	18
2.604% due 01/25/2029 •	403	363
3.295% due 05/25/2034 ~	78	69
3.501% due 01/25/2029 ~	4,094	3,718
3.551% due 04/25/2035 ~	71	62
3.565% due 01/25/2029 ~	5	4
3.595% due 05/25/2036 ^~	622	524
3.646% due 09/25/2029 ~	142	129
3.656% due 03/25/2036 ^~	2,740	1,730
3.678% due 02/25/2036 ~	4	3
3.721% due 05/25/2029 ~	76	69
3.732% due 02/25/2035 ~	1,547	1,366
3.747% due 02/25/2033 ~	31	27
3.750% due 12/25/2034 ~	369	340
3.768% due 05/25/2036 ~	396	359
3.869% due 02/25/2034 ~	80	76
3.909% due 05/25/2036 ~	51	45
4.036% due 09/25/2033 ~	7	6
4.077% due 06/25/2037 ~	183	166
4.112% due 07/25/2035 ^~	1,315	1,061
4.130% due 12/25/2035 ^~	74	58
4.157% due 12/25/2034 ~	20	19
4.266% due 09/25/2035 ^~	64	54
Merrill Lynch Mortgage Trust
0.000% due 02/12/2051 ~(a)	8,068	0
Merrill Lynch Mortgage-Backed Securities Trust
3.580% due 08/25/2036 ^•	8,673	7,567
4.090% due 06/25/2037 ^~	13	10
Morgan Stanley Bank of America Merrill Lynch Trust
0.996% due 02/15/2047 ~(a)	59,027	1,415
1.611% due 11/15/2045 ~(a)	67,482	2,087
3.040% due 04/15/2048 (o)	7,200	7,382
Morgan Stanley Capital Trust
0.303% due 11/12/2049 ~(a)	3,323	5
3.340% due 03/15/2049 (o)	11,000	11,480
Morgan Stanley Mortgage Loan Trust
1.227% due 01/25/2036 •	1,696	1,119
2.507% due 06/25/2037 ~	15,396	8,789
3.130% due 10/25/2037 ^~	844	627
3.441% due 11/25/2037 ^~	3,207	2,689
3.506% due 07/25/2035 ~	286	232
3.523% due 08/25/2034 ~	1,000	890
3.670% due 05/25/2036 ^~	11,195	7,559
3.764% due 06/25/2036 ~	828	763
3.778% due 07/25/2034 ~	243	228
3.883% due 11/25/2035 ~	89	56
3.919% due 09/25/2035 ^~	70	54
3.938% due 07/25/2035 ^~	133	110
3.997% due 10/25/2034 ~	86	82
4.037% due 08/25/2034 ~	14	13
4.104% due 07/25/2034 ~	131	120
4.641% due 12/25/2035 ~	135	98
5.500% due 11/25/2035 ^	79	75
6.000% due 08/25/2037 ^	412	264
6.381% due 09/25/2034 ~	854	899
6.513% due 08/25/2036 ^þ	7,268	2,726
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~	11,956	9,485
6.250% due 08/26/2047 ~	15,317	11,485
Morgan Stanley Resecuritization Trust
2.609% due 06/26/2047 •	39,936	28,086
2.823% due 04/26/2047 •	35,230	16,699
3.013% due 06/26/2047 •	657	458
3.587% due 04/26/2047 ~	6,332	4,126
Mortgage Equity Conversion Asset Trust
0.670% due 05/25/2042 •	102,496	94,061
MortgageIT Securities Corp. Mortgage Loan Trust
1.177% due 06/25/2047 •	20,563	17,923
MortgageIT Trust
1.197% due 11/25/2035 •	7,232	6,045
Motel 6 Trust
1.625% due 08/15/2034 •	14,712	13,817
MSJP HAUL
0.400% due 09/05/2047 ~(a)	31,700	1,210
0.887% due 09/05/2047 ~(a)	53,100	3,171
NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^	646	596
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^	2,131	2,012
Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039 (o)	29,500	28,889

See Accompanying Notes	17

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
New Rochelle Public Library Trust
0.000% due 05/01/2058		$432,832	$411,259
Newgate Funding PLC
0.111% due 12/15/2050 •	EUR	557	552
0.761% due 12/15/2050 •		3,025	2,893
0.931% due 12/01/2050 •	GBP	2,178	2,541
1.011% due 12/15/2050 •	EUR	5,062	4,466
1.487% due 12/15/2050 •	GBP	16,058	17,351
1.737% due 12/15/2050 •		4,538	4,918
Nomura Asset Acceptance Corp. Alternative Loan Trust
1.227% due 04/25/2037 •		$147	109
3.322% due 10/25/2035 ~		454	410
3.980% due 02/25/2036 ~		925	718
4.042% due 02/25/2036 ^~		604	453
4.097% due 08/25/2034 ~		2,813	2,460
5.159% due 03/25/2035 þ		4	4
5.500% due 05/25/2033		3	3
6.000% due 05/25/2033		7	7
6.215% due 08/25/2036 ^~		7,165	1,973
6.431% due 08/25/2036 ^~		3,056	841
7.000% due 04/25/2033		6	6
Nomura Resecuritization Trust
0.000% due 08/27/2047 (h)		192,116	148,700
1.847% due 07/25/2036 •		4,186	3,913
3.575% due 10/26/2036 •		4,826	4,009
4.199% due 10/25/2036 ~		7,894	5,057
6.000% due 07/26/2037		15,408	8,245
NovaStar Mortgage Funding Trust
0.780% due 09/25/2046 •		85,922	39,092
Paragon Mortgages PLC
0.965% due 01/15/2039 •	GBP	51,389	58,265
Prime Mortgage Trust
7.000% due 07/25/2034		$321	291
Proteus RMBS DAC
0.000% due 10/29/2054 «	EUR	1,219	17,343
0.000% due 10/29/2054		85,302	54,542
0.052% due 10/29/2054		599,893	659,775
0.502% due 10/29/2054		52,929	57,961
0.702% due 10/29/2054		38,495	42,072
1.352% due 10/29/2054		28,871	31,486
2.600% due 10/29/2054		24,059	26,063
Provident Funding Mortgage Loan Trust
1.527% due 05/25/2035 •		$696	657
3.974% due 04/25/2034 ~		39	35
4.123% due 05/25/2035 ~		92	93
4.494% due 10/25/2035 ~		57	51
RBSSP Resecuritization Trust
1.827% due 12/26/2036 •		2,313	2,293
1.877% due 02/26/2037 •		1,607	1,556
1.877% due 03/26/2037 •		53,150	38,784
1.943% due 02/28/2047 ~		23,043	18,452
2.267% due 08/26/2045 •		114	81
3.377% due 12/26/2037 •		25,384	20,342
3.694% due 10/26/2036 ~		12,391	11,337
3.740% due 12/26/2036 ~		19,593	17,995
3.928% due 03/26/2036 ~		9,749	6,965
3.987% due 09/28/2047 ~		149,320	119,186
4.061% due 12/26/2036 ^~		5,897	4,396
4.461% due 07/26/2045 ~(o)		6,589	6,599
Real Estate Asset Liquidity Trust
3.641% due 06/14/2061	CAD	62,098	43,740
Regal Trust
2.535% due 09/29/2031 •		$38	34
Residential Accredit Loans, Inc. Trust
1.097% due 02/25/2047 •		15,051	6,868
1.117% due 01/25/2037 •		4,612	3,719
1.127% due 05/25/2036 •		12,009	10,057
1.127% due 07/25/2036 •		30,181	16,463
1.127% due 09/25/2036 •		13,498	10,887
1.127% due 11/25/2036 •		3,134	2,170
1.127% due 06/25/2046 •		31,899	9,439
1.137% due 09/25/2036 ^•		6,155	4,952
1.147% due 05/25/2047 •		3,788	3,072
1.152% due 09/25/2046 •		4,308	3,590
1.162% due 05/25/2046 •		16,492	12,848
1.197% due 02/25/2036 ^•		11,614	7,877
1.217% due 05/25/2046 ^•		1,135	874
1.247% due 08/25/2035 •		4,505	3,562
1.247% due 04/25/2037 •		4,884	3,313
1.277% due 03/25/2037 •		196	20
1.307% due 01/25/2037 ^•		993	644
1.347% due 06/25/2036 •		263	184
1.467% due 12/25/2045 •		17,770	13,066
1.507% due 12/25/2045 •		475	359

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.547% due 08/25/2036 •		$7,123	$5,108
1.647% due 11/25/2035 •		4,975	3,668
2.966% due 01/25/2046 ^•		16,455	13,311
3.204% due 11/25/2037 ~		11,965	8,595
3.326% due 09/25/2045 •		607	511
3.811% due 08/25/2035 ^~		655	341
4.391% due 07/25/2035 ~		8,897	6,699
4.466% due 07/25/2035 ~		4,431	3,085
4.557% due 12/25/2035 ^~		7,810	6,294
4.656% due 12/26/2034 ^~		193	109
5.023% due 07/25/2035 ~		7	6
5.500% due 08/25/2035 ^		38	35
5.500% due 06/25/2037		6,058	5,005
5.750% due 12/25/2021 ^		76	72
6.000% due 08/25/2035 ^		738	681
6.000% due 10/25/2035 ^		8,792	5,454
6.000% due 12/25/2035 ^		3,284	2,973
6.000% due 08/25/2036 ^		21,127	18,737
6.000% due 09/25/2036		4,123	3,475
6.000% due 01/25/2037		140	122
6.000% due 02/25/2037 ^		14,370	12,063
6.000% due 03/25/2037 ^		12,439	10,468
6.000% due 05/25/2037		11,332	10,015
6.000% due 05/25/2037 ^		1,621	1,432
6.000% due 06/25/2037 ^		23,028	19,582
6.500% due 08/25/2036		26,890	22,973
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031		99	100
7.500% due 12/25/2031		30	29
7.500% due 05/25/2032		27	26
7.500% due 07/25/2032		486	315
Residential Asset Securitization Trust
1.297% due 06/25/2036 •		6,734	1,637
1.647% due 07/25/2036 •		6,396	4,818
5.500% due 07/25/2035		1,194	921
5.500% due 09/25/2035 ^		25,884	19,063
6.000% due 11/25/2036 ^		6,975	3,706
6.000% due 01/25/2037 ^		3,772	2,047
6.000% due 03/25/2037 ^		7,614	3,880
6.000% due 04/25/2037		757	595
6.000% due 08/25/2037		769	526
6.250% due 11/25/2036 ^		12,823	7,050
6.500% due 09/25/2036		3,850	2,285
6.500% due 04/25/2037 ^		19,808	7,998
Residential Funding Mortgage Securities, Inc. Trust
4.015% due 09/25/2035 ~		643	543
4.097% due 08/25/2035 ^~		2,854	1,269
4.500% due 07/31/2020		96	41
4.785% due 09/25/2036 ^~		111	91
5.044% due 04/25/2037 ~		1,289	1,045
5.082% due 10/25/2037 ^~		7,979	6,220
5.439% due 07/27/2037 ^~		163	124
5.500% due 03/25/2037 ^		3,460	2,864
5.507% due 10/25/2037 ^~		6,453	5,018
6.000% due 04/25/2037 ^•		142	128
6.000% due 04/25/2037 ^		2,714	2,423
6.000% due 10/25/2037 ^		690	520
6.500% due 03/25/2032		31	32
Resloc UK PLC
0.000% due 12/15/2043 •	EUR	6,140	6,162
Ripon Mortgages PLC
1.551% due 08/20/2056 •	GBP	112,525	137,170
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,593	1,651
0.610% due 06/12/2044 •	GBP	9,266	10,610
0.630% due 06/12/2044 •		7,495	8,010
0.929% due 06/12/2044 •		5,117	5,445
0.934% due 06/12/2044 •		$2,677	2,322
Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	92,331	46,261
0.251% due 09/28/2055 •		882,486	962,739
0.401% due 09/28/2055 •		72,544	77,018
0.651% due 09/28/2055 •		49,462	51,693
1.000% due 09/28/2055 ~		18,400	9,946
1.151% due 09/28/2055 •		29,677	30,851
1.901% due 09/28/2055 •		49,461	50,287
Sequoia Mortgage Trust
1.123% due 07/20/2033 •		$67	58
1.393% due 08/20/2034 •		494	427
1.433% due 06/20/2033 •		271	245
1.523% due 05/20/2034 •		1,115	993
1.533% due 10/20/2027 •		2	2
1.533% due 04/20/2033 •		65	60

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.573% due 10/20/2027 •	$40	$36
2.515% due 04/20/2033 •	505	449
2.635% due 11/20/2034 •	147	126
3.517% due 08/20/2047 ~	6,983	5,330
3.641% due 09/20/2046 ^~	466	335
3.655% due 02/20/2047 ~	271	220
3.739% due 09/20/2046 ^~	2,691	1,959
3.951% due 07/20/2037 ^~	7,004	5,456
4.050% due 07/20/2037 ~	1,066	721
Structured Adjustable Rate Mortgage Loan Trust
0.490% (LIBOR01M + 0.300%) due 09/25/2034 ~	263	215
2.097% due 12/25/2037 ^•	6,583	5,653
3.033% due 10/25/2037 ^•	5,085	4,181
3.548% due 11/25/2035 ^~	98	79
3.606% due 05/25/2036 ^~	4,816	3,696
3.614% due 11/25/2035 ^~	654	540
3.638% due 03/25/2035 ~	7,676	6,352
3.691% due 07/25/2037 ^~	39	28
3.712% due 09/25/2036 ^~	13,463	9,784
3.798% due 04/25/2034 ~	7	6
3.799% due 02/25/2036 ^~	6,289	4,205
3.803% due 05/25/2035 ~	30	23
3.807% due 02/25/2036 ^~	2,619	2,231
3.826% due 04/25/2035 ~	63	54
3.828% due 12/25/2034 ~	37	33
3.840% due 05/25/2036 ^~	6,527	4,941
3.846% due 08/25/2036 ~	19,134	15,434
3.868% due 01/25/2036 ^~	4,247	2,817
3.888% due 12/25/2034 ~	680	629
3.895% due 12/25/2035 ~	217	187
3.921% due 10/25/2035 ^~	3,308	2,757
3.926% due 11/25/2035 ~	333	245
3.952% due 03/25/2036 ^~	1,106	905
3.954% due 10/25/2034 ~	104	97
3.959% due 03/25/2035 ~	550	519
3.972% due 09/25/2034 ~	99	88
3.982% due 08/25/2035 ~	1,225	1,059
4.013% due 09/25/2036 ^~	13,033	11,126
4.021% due 01/25/2037 ^~	4,804	3,858
4.036% due 05/25/2035 ~	5,215	3,909
4.064% due 09/25/2036 ^~	3,277	2,502
4.099% due 09/25/2035 ~	2,612	2,346
4.197% due 07/25/2035 ^~	2,753	2,243
4.286% due 05/25/2036 ^~	131	118
Structured Asset Mortgage Investments Trust
1.000% due 07/19/2035 •	1,745	1,458
1.067% due 08/25/2036 •	10,790	8,648
1.127% due 01/25/2037 •	3,324	2,412
1.127% due 07/25/2046 •	11,400	8,835
1.137% due 06/25/2036 •	6,889	6,516
1.137% due 07/25/2046 ^•	8,567	5,862
1.147% due 05/25/2036 •	11,869	10,446
1.147% due 10/25/2036 •	5,344	4,582
1.157% due 04/25/2036 •	21,701	21,070
1.157% due 05/25/2036 •	228	189
1.157% due 08/25/2036 ^•	12,264	9,896
1.157% due 05/25/2046 •	171	135
1.157% due 09/25/2047 ^•	18,599	17,231
1.167% due 09/25/2047 •	17,049	14,372
1.177% due 02/25/2036 •	9,646	8,021
1.177% due 02/25/2036 ^•	45,056	40,765
1.177% due 07/25/2036 ^•	20	8
1.227% due 02/25/2036 ^•	16,995	14,378
1.247% due 08/25/2036 ^•	5,843	4,237
1.407% due 05/25/2045 •	1,136	984
1.430% due 05/19/2035 •	1,116	967
1.497% due 09/25/2047 ^•	25,338	18,973
1.797% due 05/25/2047 •	3,570	2,639
3.220% due 05/25/2047 ^~	36,621	27,608
3.708% due 05/25/2045 ^~	101	72
3.716% due 02/19/2035 ~	3	3
Structured Asset Securities Corp.
1.297% due 03/25/2035 •	3,627	2,967
1.297% due 04/25/2035 •	344	285
3.908% due 12/25/2033 ~	490	456
Structured Asset Securities Corp. Mortgage Loan Trust
1.547% due 10/25/2027 •	173	171
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.630% due 03/25/2033 ~	107	103
3.823% due 09/25/2033 ~	187	176
3.827% due 11/25/2033 ~	57	53

18	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.832% due 01/25/2034 ~		$118	$112
3.947% due 07/25/2032 •		3,268	3,006
4.017% due 07/25/2033 ~		291	270
4.150% due 11/25/2033 ~		247	215
SunTrust Adjustable Rate Mortgage Loan Trust
3.859% due 04/25/2037 ^~		1,683	1,145
3.969% due 02/25/2037 ^~		4,841	4,056
TDA Mixto Fondo de Titulizacion de Activos
0.000% due 06/22/2045 •	EUR	334	357
3.107% due 03/22/2036 •		1,200	1,123
Terwin Mortgage Trust
1.227% due 10/25/2037 •		$35,313	10,179
Thornburg Mortgage Securities Trust
1.487% due 03/25/2044 •		106	90
2.187% due 06/25/2047 •		4,929	4,271
2.740% due 03/25/2044 ~		1,733	1,613
2.934% due 03/25/2044 ~		6,556	5,869
3.456% due 12/25/2044 ~		37	33
3.521% due 10/25/2043 ~		224	198
Trinity Square PLC
1.875% due 07/15/2051 •	GBP	14,673	17,919
UBS Commercial Mortgage Trust
2.074% due 05/10/2045 ~(a)(o)		$140,303	4,316
UBS-Barclays Commercial Mortgage Trust
1.117% due 04/10/2046 ~(a)		74,954	2,002
Uropa Securities PLC
0.000% due 10/10/2040 •	EUR	9,425	8,971
0.982% due 10/10/2040 •	GBP	28,096	30,312
Wachovia Mortgage Loan Trust LLC
4.199% due 03/20/2037 ^~		$74	58
4.254% due 10/20/2035 ^~		899	814
4.260% due 10/20/2035 ~		799	676
4.349% due 10/20/2035 ~		66	64
4.358% due 08/20/2035 ^~		757	650
4.360% due 05/20/2036 ~		97	84
WaMu Mortgage Pass-Through Certificates Trust
1.207% due 11/25/2045 •		607	562
1.217% due 12/25/2045 •		2,613	2,375
1.237% due 12/25/2045 •		4,879	4,072
1.277% due 01/25/2045 •		5,693	5,116
1.297% due 01/25/2045 •		97	87
1.387% due 07/25/2044 •		7,052	6,367
1.407% due 04/25/2045 •		6,637	6,154
1.627% due 01/25/2045 •		3,788	3,473
1.687% due 11/25/2034 •		2,026	1,822
1.727% due 10/25/2044 •		1,377	1,249
1.727% due 10/25/2045 •		1,535	1,426
1.747% due 10/25/2044 •		1,785	1,617
1.827% due 11/25/2034 •		40	36
2.207% due 07/25/2045 •		1,963	1,667
2.484% due 07/25/2046 •		10,262	8,126
2.666% due 02/25/2047 ^•		24,154	19,489
2.696% due 01/25/2047 •		1,355	1,188
2.706% due 01/25/2047 ^•		5,703	4,778
2.716% due 06/25/2047 •		5,641	4,642
2.726% due 04/25/2047 •		4,160	3,345
2.806% due 11/25/2046 •		11,991	9,634
2.846% due 10/25/2046 ^•		43,215	34,756
2.873% due 12/25/2046 ^•		13,662	10,951
2.926% due 09/25/2046 •		7,269	5,925
2.946% due 06/25/2046 •		925	801
2.946% due 07/25/2046 •		12,045	9,690
2.956% due 06/25/2046 •		2,308	1,993
2.981% due 01/25/2037 ^~		3,715	3,037
2.993% due 05/25/2046 •		7,964	6,914
3.063% due 01/25/2037 ^~		9,502	7,852
3.166% due 11/25/2042 •		175	150
3.195% due 01/25/2037 ^~		5,818	4,770
3.206% due 10/25/2036 ^~		1,354	1,101
3.233% due 11/25/2036 ^~		987	849
3.270% due 11/25/2036 ^~		3,026	2,547
3.331% due 10/25/2036 ^~		325	269
3.333% due 12/25/2036 ^~		68	57
3.351% due 03/25/2037 ^~		26,729	21,734
3.366% due 08/25/2042 •		103	89
3.430% due 05/25/2037 ^~		8,945	7,072
3.479% due 08/25/2035 ~		8	6
3.586% due 02/25/2037 ^~		13,623	11,628
3.590% due 01/25/2036 ^~		421	365
3.599% due 03/25/2037 ^~		12,875	11,044
3.624% due 03/25/2035 ~		1,264	1,163
3.655% due 02/25/2037 ^~		3,215	2,613
3.668% due 03/25/2036 ~		3,138	2,677
3.695% due 01/25/2036 ~		1,037	943

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.716% due 06/25/2037 ^~		$6,048	$4,702
3.721% due 06/25/2037 ^~		2,271	1,880
3.725% due 02/25/2037 ^~		13,172	11,427
3.740% due 12/25/2036 ^~		4,497	3,892
3.773% due 02/25/2033 ~		311	279
3.800% due 09/25/2036 ^~		8,242	6,865
3.808% due 07/25/2037 ^~		13,859	11,466
3.835% due 12/25/2035 ~		17,238	15,556
3.836% due 08/25/2036 ^~		16,900	13,586
3.863% due 10/25/2035 ~		3,100	2,721
3.875% due 01/25/2035 ~		1,743	1,634
3.890% due 01/25/2036 ~		3,502	3,012
3.890% due 08/25/2046 ^~		79	70
3.902% due 02/25/2037 ^~		21,799	18,837
3.914% due 05/25/2037 ^~		1,427	1,222
3.983% due 07/25/2037 ^~		2,664	2,115
3.988% due 04/25/2037 ^~		17,577	15,475
4.121% due 09/25/2035 ~		378	361
4.400% due 08/25/2034 ~		692	641
WaMu Mortgage-Backed Pass-Through Certificates
3.772% due 12/19/2039 ~		106	98
Warwick Finance Residential Mortgages PLC
0.000% due 09/21/2049 ~	GBP	200	172,811
0.000% due 12/21/2049 (h)		7	14,492
1.322% due 12/21/2049 •		389,275	478,091
2.022% due 12/21/2049 •		46,014	56,452
2.037% due 09/21/2049 •		68,821	84,850
2.522% due 12/21/2049 •		23,010	28,255
3.022% due 12/21/2049 •		13,146	16,135
3.037% due 09/21/2049 •		50,900	60,508
3.522% due 12/21/2049 •		13,146	15,889
Washington Mutual Mortgage Pass-Through Certificates Trust
1.137% due 07/25/2046 •		$378	263
1.177% due 12/25/2036 •		6,120	4,575
1.207% due 12/25/2035 •		454	381
1.347% due 07/25/2035 •		1,347	1,089
1.547% due 03/25/2036 ^•		1,617	1,325
2.397% due 09/25/2035 ^•		1,140	918
2.666% due 01/25/2047 •		23,131	17,519
2.666% due 04/25/2047 •		5,771	4,111
2.686% due 12/25/2046 •		7,423	5,434
2.736% due 04/25/2047 •		8,129	5,825
2.816% due 10/25/2046 ^•		16,267	12,497
2.886% due 09/25/2046 ^•		22,981	16,927
2.906% due 04/25/2046 •		35,438	27,819
2.936% due 05/25/2046 ^•		3,881	2,879
3.725% due 06/25/2033 ~		134	122
4.241% due 09/25/2036 ^þ		34,214	14,357
4.310% due 10/25/2036 ^þ		70	36
4.603% due 10/25/2036 ^þ		6,704	2,156
5.500% due 06/25/2035		2,230	1,824
5.500% due 08/25/2035		61	56
5.500% due 11/25/2035 ^		571	492
5.750% due 11/25/2035 ^		786	687
5.750% due 01/25/2036 ^		5,658	4,837
6.000% due 11/25/2035 ^		2,489	2,456
6.000% due 04/25/2036 ^		3,436	3,028
6.000% due 07/25/2036 þ		1,682	611
6.000% due 04/25/2037		11,769	10,554
6.221% due 07/25/2036 ^þ		25,737	9,350
6.449% due 07/25/2036 ^þ		2,341	850
6.500% due 11/25/2035 ^		898	660
6.500% due 03/25/2036		17,066	13,443
6.500% due 05/25/2036 ^þ		5,153	4,396
6.500% due 08/25/2036 ^		27,300	20,290
7.500% due 04/25/2033		14	14
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037		785	741
Wells Fargo Commercial Mortgage Trust
1.176% due 11/15/2043 ~(a)		64,470	82
1.436% due 12/15/2036 •(o)		24,519	22,794
1.672% due 10/15/2049 ~(a)(o)		307,594	24,304
3.324% due 01/15/2059 (o)		15,000	15,611
3.487% due 11/15/2048 (o)		5,000	5,221
Wells Fargo Mortgage Loan Trust
1.807% due 09/27/2047 •		33,834	26,868
3.974% due 12/27/2046 ~		16,576	9,805
Wells Fargo Mortgage-Backed Securities Trust
4.089% due 04/25/2037 ^~		250	234
4.093% due 04/25/2036 ~		5,160	5,036
4.424% due 11/25/2037 ^~		53	49
4.582% due 10/25/2034 ~		48	48

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.669% due 10/25/2036 ~	$2,547	$2,506
4.835% due 08/25/2035 ~	250	232
4.839% due 08/25/2036 ^~	614	575
5.500% due 12/25/2021	100	101
6.000% due 06/25/2036 ^	519	506
6.000% due 06/25/2037 ^	1,161	1,032
6.000% due 11/25/2037 ^	81	80
Wells Fargo-RBS Commercial Mortgage Trust
0.416% due 03/15/2047 ~(a)	83,202	1,435
1.207% due 03/15/2047 ~(a)	85,358	3,042
1.590% due 12/15/2045 •(o)	25,910	26,238
2.056% due 04/15/2045 ~(a)	65,606	1,658

Total Non-Agency Mortgage-Backed Securities (Cost $35,601,806)		34,434,809

ASSET-BACKED SECURITIES 19.8%
Aames Mortgage Investment Trust
2.147% due 06/25/2035 •	7,547	7,190
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030 ~	12,905	13,153
Academic Loan Funding Trust
1.747% due 12/26/2044 •	3,041	2,883
Accredited Mortgage Loan Trust
1.167% due 02/25/2037 •	25,211	21,144
1.427% due 09/25/2035 •	7,220	6,643
1.547% due 04/25/2034 •	625	580
1.547% due 07/25/2034 •	4,752	4,453
1.652% due 04/25/2035 •	1,285	1,271
5.210% due 01/25/2034 þ	1,718	1,722
ACE Securities Corp. Home Equity Loan Trust
1.007% due 10/25/2036 •	198	94
1.037% due 07/25/2036 ^•	1,663	502
1.067% due 12/25/2036 •	9,848	4,433
1.077% due 12/25/2036 •	129,960	67,801
1.087% due 07/25/2036 •	71,781	53,801
1.087% due 12/25/2036 •	20,017	12,054
1.097% due 04/25/2036 •	16,438	15,377
1.097% due 07/25/2036 ^•	10,462	3,247
1.097% due 07/25/2036 •	29,972	12,962
1.137% due 02/25/2036 •	39,348	36,869
1.187% due 07/25/2036 •	21,068	9,437
1.217% due 08/25/2036 •	14,237	11,138
1.567% due 02/25/2036 ^•	2,529	2,235
1.607% due 11/25/2035 •	2,976	2,882
1.647% due 08/25/2045 •	3,213	3,061
1.712% due 08/25/2035 •	3,520	3,460
1.747% due 02/25/2034 •	62	62
1.802% due 07/25/2035 •	121	123
1.847% due 09/25/2033 •	1,768	1,641
1.922% due 06/25/2034 •	10,027	8,856
1.922% due 07/25/2035 •	18,000	17,635
1.937% due 06/25/2035 •	2,134	2,059
1.952% due 07/25/2035 •	17,500	15,783
1.997% due 12/25/2033 •	1,410	1,305
Aegis Asset-Backed Securities Trust
1.187% due 01/25/2037 •	9,336	6,758
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.997% due 01/25/2034 •	588	519
AFC Home Equity Loan Trust
1.547% due 09/27/2027 •	69	66
1.597% due 09/22/2028 •	183	163
1.827% due 02/25/2029 •	281	244
ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 ~	5,112	4,418
1.475% due 12/23/2037 •	10,215	9,193
1.945% due 09/23/2038 •	60,665	55,205
2.145% due 09/23/2038 •	10,000	7,500
2.151% due 07/15/2037 •	12,832	11,420
2.231% due 07/15/2037 •	27,000	18,900
2.248% due 09/23/2037 •	13,571	11,943
2.258% due 12/23/2036 •	18,025	16,223
2.270% due 09/23/2036 •	27,477	23,905
2.288% due 06/23/2036 •	19,388	17,837
2.328% due 09/23/2037 •	2,255	1,511
2.378% due 06/23/2036 •	27,500	20,625
2.378% due 12/23/2036 •	7,500	5,400
2.398% due 12/23/2035 •	20,821	16,449
2.430% due 09/23/2036 •	12,000	8,760
2.449% due 07/23/2035 •	15,953	15,155
2.559% due 07/23/2035 •	2,446	2,300
2.578% due 12/23/2034 •	4,750	4,037

See Accompanying Notes	19

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.581% due 05/01/2034 •		$4,763	$4,478
2.636% due 07/30/2034 •		7,000	5,880
2.679% due 07/23/2035 •		15,152	13,940
2.759% due 03/23/2035 •		5,000	4,200
Allegro CLO Ltd.
2.990% due 01/30/2026 •		1,877	1,875
Ameriquest Mortgage Securities Trust
1.047% due 10/25/2036 •		8,930	3,620
1.187% due 10/25/2036 •		22,298	9,315
1.317% due 04/25/2036 •		13,000	10,598
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.377% due 01/25/2036 •		15,183	14,800
1.397% due 01/25/2036 •		3,044	3,023
1.527% due 01/25/2036 •		14,093	11,938
1.597% due 08/25/2035 •		9,774	9,444
1.742% due 03/25/2035 •		7,648	7,491
1.817% due 07/25/2034 •		117	114
1.862% due 01/25/2035 •		1,189	1,120
1.922% due 05/25/2035 •		3,800	3,342
1.937% due 11/25/2034 •		11,830	11,635
1.967% due 10/25/2034 •		3,800	3,600
1.982% due 12/25/2033 •		344	332
2.097% due 08/25/2035 •		14,800	9,440
2.117% due 03/25/2035 •		1,500	1,086
2.672% due 05/25/2034 •		11,176	10,011
4.322% due 11/25/2032 ^•		2,244	2,057
4.472% due 11/25/2032 ^•		10	0
6.197% due 02/25/2033 •		1,990	1,745
Arbour CLO DAC
0.850% due 07/15/2027 •	EUR	37,339	41,181
Argent Securities Trust
1.037% due 07/25/2036 •		$5,764	2,091
1.057% due 09/25/2036 •		7,900	2,932
1.097% due 07/25/2036 •		125,944	79,197
1.122% due 04/25/2036 •		24,681	14,859
1.127% due 04/25/2036 •		7,604	3,091
1.137% due 03/25/2036 •		30	25
1.187% due 06/25/2036 •		6,385	2,277
1.187% due 07/25/2036 •		6,134	2,369
1.187% due 09/25/2036 •		4,936	1,898
1.217% due 05/25/2036 •		18,257	6,454
1.227% due 04/25/2036 •		7,561	3,197
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.437% due 10/25/2035 •		8,000	7,576
1.847% due 10/25/2034 •		3,183	2,791
Asset-Backed Funding Certificates Trust
1.057% due 01/25/2037 •		13,832	7,993
1.077% due 01/25/2037 •		60,428	41,283
1.087% due 10/25/2036 •		46,464	36,100
1.087% due 11/25/2036 •		8,020	4,740
1.097% due 09/25/2036 •		14,202	13,612
1.107% due 11/25/2036 •		16,706	8,836
1.107% due 01/25/2037 •		77,640	45,258
1.167% due 01/25/2037 •		46,388	27,322
1.197% due 11/25/2036 •		3,372	1,823
1.227% due 09/25/2036 ^•		26,865	19,088
1.607% due 03/25/2035 •		5,213	4,651
1.622% due 06/25/2035 •		3,235	3,227
1.922% due 06/25/2035 •		11,388	8,964
1.947% due 06/25/2037 •		3,631	3,103
2.072% due 12/25/2032 •		765	756
Asset-Backed Securities Corp. Home Equity Loan Trust
1.087% due 07/25/2036 •		1,886	1,810
1.097% due 12/25/2036 •		5,692	5,172
1.107% due 05/25/2036 •		1,497	1,487
1.197% due 03/25/2036 •		10,132	7,707
1.367% due 01/25/2036 •		9,429	5,063
1.847% due 06/25/2035 •		15,798	14,628
1.892% due 04/25/2035 •		731	728
1.892% due 05/25/2035 •		3,578	3,571
2.042% due 02/25/2035 •		189	179
2.355% due 03/15/2032 •		263	254
Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	49,200	53,154
BankAmerica Manufactured Housing Contract Trust
7.528% due 12/10/2025 ~		$5,000	2,579
Barings Euro CLO BV
0.680% due 07/27/2030 •	EUR	45,400	49,391
1.050% due 07/27/2030		4,400	4,798
Basic Asset-Backed Securities Trust
1.327% due 04/25/2036 •		$4,703	3,306
Bayview Financial Acquisition Trust
1.291% due 05/28/2037 •		6,105	5,055
Bayview Financial Asset Trust
2.461% due 03/25/2037 •		3,219	2,914

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.561% due 03/25/2037 •	$3,368	$3,064
2.811% due 03/25/2037 •	1,830	1,687
2.927% due 03/25/2037 •	6,195	5,109
3.161% due 03/25/2037 •	1,695	1,573
Bayview Financial Mortgage Pass-Through Trust
1.811% due 04/28/2036 •	4,574	4,074
Bayview Financial Revolving Asset Trust
1.871% due 12/28/2040 •	3,028	2,484
Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ	1,384	1,379
Bear Stearns Asset-Backed Securities Trust
1.057% due 04/25/2031 •	2,758	4,511
1.087% due 10/25/2036 •	2,059	2,053
1.087% due 04/25/2037 •	9,456	9,396
1.097% due 06/25/2036 •	9,675	9,599
1.097% due 11/25/2036 •	2,277	1,977
1.117% due 10/25/2036 •	5,000	4,819
1.127% due 06/25/2047 •	53	53
1.137% due 05/25/2035 •	306	306
1.167% due 06/25/2047 •	12,937	12,735
1.177% due 04/25/2036 •	12,677	15,901
1.187% due 06/25/2047 •	13,400	13,075
1.247% due 06/25/2036 •	8,700	7,349
1.247% due 02/25/2037 •	17,540	11,757
1.267% due 01/25/2047 •	128	129
1.287% due 05/25/2036 ^•	1,652	1,604
1.297% due 05/25/2037 ^•	14,775	9,815
1.327% due 04/25/2036 •	6,867	7,685
1.327% due 01/25/2037 •	7,728	7,119
1.347% due 09/25/2046 •	4,059	3,543
1.367% due 12/25/2035 •	7,034	6,999
1.377% due 12/25/2035 •	6,442	6,288
1.387% due 12/25/2035 ^•	3,400	3,181
1.397% due 12/25/2035 •	10,821	8,340
1.397% due 08/25/2036 •	7,018	6,605
1.397% due 01/25/2047 •	23,349	21,033
1.467% due 12/25/2035 •	22,915	19,189
1.487% due 05/25/2036 •	9,967	7,292
1.578% due 09/25/2034 •	90	85
1.607% due 10/25/2032 •	12	12
1.622% due 11/25/2035 ^•	6,606	6,599
1.627% due 10/25/2035 •	15,542	14,508
1.647% due 11/25/2035 ^•	27,785	22,859
1.667% due 07/25/2035 •	105	106
1.747% due 10/27/2032 •	72	67
1.797% due 12/25/2036 ^•	7,800	7,901
1.817% due 02/25/2036 •	5,785	4,712
1.897% due 10/25/2037 •	12,518	10,546
1.922% due 02/25/2034 •	1,013	851
1.922% due 08/25/2035 •	1,927	1,897
1.947% due 10/25/2037 •	21,375	19,093
1.947% due 11/25/2042 •	1,065	1,013
1.952% due 06/25/2035 •	18,992	17,862
2.027% due 06/25/2035 •	7,161	5,948
2.047% due 10/25/2033 •	103	95
2.072% due 02/25/2035 •	1,816	1,776
2.127% due 01/25/2034 •	3,748	3,276
2.297% due 01/25/2036 •	4,485	4,112
2.447% due 04/25/2036 •	8,942	8,080
2.697% due 09/25/2035 •	13,119	12,456
2.822% due 08/25/2034 •	577	561
3.016% due 07/25/2036 •	1,001	815
3.608% due 10/25/2036 ~	98	76
5.125% due 03/25/2034 þ	3,568	3,704
5.500% due 01/25/2034 þ	6,069	5,847
5.500% due 08/25/2035 ~	5,213	4,098
5.500% due 08/25/2036	931	925
5.750% due 10/25/2033 þ	232	240
5.750% due 01/25/2034 þ	5,271	5,084
6.000% due 06/25/2034 þ	326	313
6.000% due 10/25/2035 þ	7,084	5,844
6.000% due 08/25/2036	5,381	4,633
6.250% due 12/25/2036 þ	10,260	8,911
6.500% due 08/25/2036 ^	3,430	1,971
Bear Stearns Second Lien Trust
1.167% due 08/25/2037 •	6,428	5,558
1.327% due 01/25/2037 •	4,788	4,465
1.387% due 08/25/2037 •	6,571	5,746
BFNS LLC
3.994% due 01/25/2029 ~	10,000	9,300
Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029 ~	784	768
6.530% due 10/15/2028 ~	1,250	1,246
6.975% due 12/15/2029 ~	8,918	2,529
7.180% due 12/15/2029 ~	22,628	6,603
7.575% due 06/15/2030 ~	16,139	5,328

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.935% due 12/15/2030 ~	$7,997	$7,957
Buckingham CDO Ltd.
1.984% due 04/05/2041 •	679,327	88,652
2.317% due 09/05/2051 •	1,003,036	56,660
Business Jet Securities LLC
4.447% due 06/15/2033	21,193	17,246
California Street CLO Ltd.
2.861% due 10/15/2025 •(o)	51,064	50,643
Camber PLC
1.934% due 11/09/2053 •	183,696	7,090
Carrington Mortgage Loan Trust
1.097% due 04/25/2036 ^•	64,272	58,417
1.167% due 01/25/2037 •	17,797	10,158
1.197% due 10/25/2036 •	6,967	5,375
1.207% due 02/25/2037 •	14,000	11,622
1.367% due 02/25/2037 •	8,317	5,365
1.417% due 12/25/2035 •	8,734	8,474
CDC Mortgage Capital Trust
1.862% due 11/25/2034 •	92	85
Cent CLO Ltd.
3.105% due 10/29/2025 •(o)	4,791	4,649
Centex Home Equity Loan Trust
1.267% due 06/25/2036 •	31,200	27,060
1.567% due 09/25/2034 •	627	567
Chase Funding Trust
1.447% due 05/25/2032 •	109	104
1.547% due 07/25/2033 •	9	8
CHEC Loan Trust
1.587% due 06/25/2034 •	160	138
CIT Group Home Equity Loan Trust
1.922% due 12/25/2031 •	177	167
CIT Mortgage Loan Trust
2.297% due 10/25/2037 •	52,126	50,681
2.397% due 10/25/2037 ^•	361	358
2.447% due 10/25/2037 •	30,000	25,348
Citigroup Mortgage Loan Trust
1.007% due 07/25/2045 •	1,897	1,431
1.027% due 01/25/2037 •	16,050	11,880
1.087% due 12/25/2036 •	1,857	1,810
1.107% due 09/25/2036 •	6,209	4,913
1.117% due 05/25/2037 •	50,806	35,056
1.127% due 01/25/2037 •	95,885	71,955
1.137% due 05/25/2037 •	43,770	28,652
1.157% due 12/25/2036 •	8,241	7,168
1.197% due 08/25/2036 •	8,487	7,860
1.197% due 12/25/2036 ^•	14,644	10,664
1.197% due 01/25/2037 •	31,216	23,649
1.207% due 03/25/2036 •	5,458	4,706
1.217% due 05/25/2037 •	25,635	18,199
1.397% due 03/25/2037 •	21,391	19,115
1.547% due 12/25/2035 ^•	29,842	26,733
1.652% due 01/25/2036 •	7,204	6,442
1.727% due 12/25/2036 •	4,205	3,090
1.787% due 12/25/2036 •	8,532	6,326
4.493% due 10/25/2037 þ	25,002	25,094
5.985% due 05/25/2036 þ	14,828	7,247
Citigroup Mortgage Loan Trust, Inc.
1.207% due 03/25/2037 •	31,538	25,840
1.227% due 11/25/2036 •	18,189	17,838
1.237% due 10/25/2036 •	775	773
1.247% due 10/25/2036 •	15,436	14,949
1.357% due 10/25/2035 •	6,198	6,189
1.667% due 09/25/2035 ^•	571	574
1.997% due 02/25/2035 •	833	680
5.249% due 08/25/2035 þ	31	28
Colony American Finance Ltd.
2.554% due 11/15/2048	13,839	13,790
Conseco Finance Corp.
6.280% due 09/01/2030	12,899	13,155
6.320% due 07/01/2030	4,258	4,299
6.440% due 12/01/2030	9,294	9,399
6.540% due 04/01/2029	3,190	3,226
6.660% due 06/01/2030 ~	1,008	1,021
6.760% due 03/01/2030 ~	692	702
7.220% due 03/15/2028 ~	4,108	4,119
7.240% due 11/15/2028 ~	3,487	3,566
7.860% due 03/01/2030 ~	14,088	8,613
Conseco Finance Securitizations Corp.
3.631% due 12/01/2033 •	8,257	8,120
7.360% due 06/01/2030 ~	62,746	35,570
7.410% due 05/01/2033 þ	27,280	28,435
7.424% due 03/01/2033 ~	9,536	9,803
7.490% due 07/01/2031 þ	28,321	29,041
7.770% due 09/01/2031 þ	11,676	12,021
7.954% due 12/01/2033 ~	3,681	3,813
7.960% due 05/01/2031	22,563	11,359
7.970% due 05/01/2032	7,164	2,676

20	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
8.060% due 09/01/2029 ~	$7,266	$2,756
8.200% due 05/01/2031	31,412	16,271
8.260% due 12/01/2030 ~	78,064	38,164
8.310% due 05/01/2032 ~	40,754	15,867
8.850% due 12/01/2030 ~	1,831	674
Countrywide Asset-Backed Certificates
1.087% due 05/25/2035 •	39,649	35,519
1.087% due 03/25/2037 •	24,064	22,604
1.087% due 05/25/2037 •	60,709	52,619
1.087% due 06/25/2037 •	26,327	21,528
1.087% due 07/25/2037 •	78,925	63,920
1.087% due 07/25/2037 ^•	35,348	31,764
1.087% due 08/25/2037 ^•	89,315	70,152
1.087% due 08/25/2037 •	9,059	8,651
1.087% due 04/25/2047 •	26,262	24,021
1.087% due 06/25/2047 •	26,110	21,974
1.097% due 01/25/2037 •	425	427
1.097% due 05/25/2037 •	6,454	6,329
1.097% due 04/25/2047 ^•	6,921	6,466
1.097% due 06/25/2047 ^•	15,011	14,638
1.107% due 12/25/2035 ^•	39,616	38,450
1.107% due 03/25/2037 •	6,939	6,730
1.107% due 09/25/2046 ^•	4,368	4,290
1.117% due 05/25/2037 •	577	572
1.117% due 06/25/2037 •	2,341	2,343
1.117% due 06/25/2047 •	721	715
1.127% due 06/25/2047 •	25,808	24,140
1.127% due 11/25/2047 ^•	38,111	28,822
1.137% due 11/25/2037 •	22,296	19,659
1.147% due 09/25/2037 •	49,165	37,833
1.147% due 06/25/2047 ^•	26,855	21,130
1.147% due 09/25/2047 ^•	40,588	27,194
1.167% due 05/25/2037 •	6,000	5,110
1.167% due 06/25/2037 •	10,000	9,109
1.167% due 09/25/2037 ^•	13,693	11,125
1.167% due 06/25/2047 •	25,937	22,909
1.167% due 06/25/2047 ^•	40,896	31,081
1.167% due 09/25/2047 ^•	16,526	13,681
1.177% due 05/25/2037 •	13,000	10,822
1.177% due 07/25/2037 ^•	46,686	28,889
1.177% due 10/25/2047 •	14,187	13,086
1.187% due 04/25/2036 ^•	11,500	9,031
1.187% due 11/25/2036 •	10,327	9,654
1.187% due 03/25/2037 •	24,109	17,662
1.187% due 04/25/2037 •	3,809	2,775
1.187% due 06/25/2037 •	6,381	6,294
1.187% due 12/25/2046 •	31,645	28,452
1.197% due 02/25/2036 •	9,200	7,595
1.197% due 03/25/2036 ^•	7,709	7,032
1.197% due 01/25/2037 •	35,636	32,591
1.197% due 01/25/2046 ^•	35,429	29,130
1.197% due 06/25/2047 •	32,146	26,919
1.197% due 11/25/2047 ^•	18,282	10,962
1.207% due 11/25/2037 •	55,400	43,238
1.227% due 06/25/2047 •	7,173	6,208
1.237% due 11/25/2036 •	15,200	9,775
1.237% due 06/25/2037 •	15,449	13,346
1.237% due 05/25/2047 •	1,841	1,725
1.247% due 07/25/2036 •	537	520
1.247% due 02/25/2037 •	24,010	21,903
1.267% due 10/25/2036 •	1,890	1,780
1.267% due 02/25/2037 ^•	6,000	3,606
1.267% due 05/25/2047 ^•	8,405	3,984
1.277% due 07/25/2036 •	667	612
1.287% due 12/25/2036 ^•	11,104	6,637
1.297% due 03/25/2036 ^•	3,994	3,041
1.317% due 04/25/2036 •	17,587	16,114
1.397% due 03/25/2047 ^•	9,052	6,556
1.447% due 01/25/2036 •	7,763	7,660
1.447% due 03/25/2036 •	12,692	11,513
1.457% due 02/25/2036 •	18,000	16,566
1.467% due 01/25/2036 •	6,694	6,650
1.607% due 12/25/2035 •	10,154	10,112
1.647% due 12/25/2033 •	1,242	1,159
1.697% due 05/25/2034 •	667	651
1.707% due 01/25/2036 •	2,675	2,232
1.747% due 10/25/2035 •	12,014	11,513
1.922% due 11/25/2034 •	451	453

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.997% due 07/25/2033 •	$999	$958
1.997% due 11/25/2034 •	6,183	5,995
2.012% due 08/25/2035 •	10,882	10,601
2.197% due 12/25/2034 •	2,725	2,576
2.522% due 08/25/2034 •	9,684	7,551
2.777% due 12/25/2035 •	6,500	3,321
3.765% due 04/25/2036 ~	2	2
4.566% due 10/25/2046 ^~	2,713	2,628
5.834% due 07/25/2034 ~	35	35
Countrywide Asset-Backed Certificates Trust
1.077% due 04/25/2046 •	35,208	29,293
1.087% due 02/25/2037 •	43,899	37,056
1.087% due 03/25/2037 •	47,213	42,025
1.097% due 03/25/2047 ^•	15,699	14,912
1.107% due 03/25/2037 •	4,570	4,471
1.107% due 09/25/2046 •	5,962	5,687
1.137% due 06/25/2047 •	10,353	10,103
1.187% due 02/25/2037 •	19,289	17,312
1.197% due 04/25/2046 ^•	3,895	3,421
1.207% due 09/25/2046 •	7,880	6,411
1.407% due 05/25/2036 •	15,000	14,105
1.417% due 04/25/2036 •	31,420	30,146
1.437% due 04/25/2036 •	43,050	37,646
1.607% due 08/25/2035 •	17,997	16,850
1.667% due 05/25/2036 •	15,750	9,596
1.747% due 08/25/2047 •	33,021	31,267
1.787% due 10/25/2047 •	25,739	23,656
1.847% due 05/25/2036 •	1,075	979
2.197% due 07/25/2035 •	7,400	5,449
2.222% due 04/25/2035 •	1,115	1,113
4.693% due 10/25/2035 ~	21	21
5.050% due 02/25/2036 ~	114	113
5.210% due 03/25/2034 ~	2,457	2,446
5.989% due 10/25/2046 ^~	26	24
Countrywide Asset-Backed Certificates Trust, Inc.
1.727% due 11/25/2034 •	514	444
1.802% due 08/25/2034 •	4,470	4,277
1.847% due 11/25/2034 •	467	406
1.952% due 07/25/2034 •	2,119	2,048
3.122% due 07/25/2034 •	77	77
Countrywide Asset-Backed Securities Notes Trust
1.947% due 08/25/2047 •	621	593
Credit Suisse First Boston Mortgage Securities Corp.
3.297% due 08/25/2032 •	174	154
Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)	379	380
0.000% due 02/25/2056 ~	1,601,172	1,370,397
Credit-Based Asset Servicing & Securitization LLC
1.067% due 07/25/2037 •	6,867	4,061
1.167% due 07/25/2037 •	6,348	3,815
1.287% due 07/25/2037 •	6,721	4,116
1.667% due 01/25/2035 •	6,848	6,135
1.967% due 11/25/2033 •	709	641
2.257% due 12/25/2035 •	19,631	14,801
3.525% due 12/25/2035 þ	10,076	9,277
6.780% due 05/25/2035 þ	3,161	3,056
Credit-Based Asset Servicing & Securitization Trust
1.007% due 11/25/2036 •	81	41
1.017% due 01/25/2037 ^•	569	212
1.087% due 10/25/2036 •	18,345	13,743
1.177% due 11/25/2036 •	7,170	3,756
1.197% due 07/25/2036 •	22,000	18,972
3.460% due 01/25/2037 ^þ	241	105
Crown Point CLO Ltd.
2.776% due 07/17/2028 •(o)	17,700	17,020
CSAB Mortgage-Backed Trust
5.737% due 05/25/2037 ~	17,156	6,186
6.089% due 12/25/2036 þ	19,270	5,971
CWHEQ Revolving Home Equity Loan Trust
0.935% due 02/15/2036 •	1,954	1,813
DFC HEL Trust
2.822% due 12/25/2031 •	2,390	2,214
Duke Funding High Grade Ltd.
1.849% due 08/02/2049 •	794,829	38,152
1.939% due 08/02/2049 •	292,173	15,047
2.352% due 08/02/2049 •	102,000	1,275
Educational Funding Trust
3.557% due 02/01/2050	477,248	512,011
Ellington Loan Acquisition Trust
1.997% due 05/25/2037 •	63,419	57,619

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
EMC Mortgage Loan Trust
1.687% due 05/25/2040 •		$68	$62
1.887% due 04/25/2042 •		292	289
2.047% due 08/25/2040 •		407	369
2.047% due 11/25/2041 •		28	22
Encore Credit Receivables Trust
1.637% due 07/25/2035 •		7,998	6,985
Equifirst Loan Securitization Trust
1.117% due 04/25/2037 •		49,272	42,563
Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033 þ		281	278
FAB UK Ltd.
1.360% due 12/06/2045 •	GBP	5,571	6,568
FBR Securitization Trust
1.637% due 11/25/2035 •		$7,204	7,045
Fieldstone Mortgage Investment Trust
1.137% due 05/25/2036 •		36,171	25,905
1.747% due 11/25/2036 •		2,088	1,296
Finance America Mortgage Loan Trust
1.997% due 09/25/2033 •		175	163
First Franklin Mortgage Loan Asset-Backed Certificates
1.772% due 05/25/2034 •		3,469	3,243
2.657% due 05/25/2034 •		149	130
First Franklin Mortgage Loan Trust
1.087% due 12/25/2036 •		3,850	2,081
1.097% due 05/25/2036 •		3,362	2,728
1.097% due 07/25/2036 •		1,896	1,881
1.097% due 12/25/2036 •		15,482	12,763
1.107% due 12/25/2037 •		20,752	17,499
1.137% due 02/25/2036 •		20,699	17,332
1.167% due 01/25/2038 •		400	239
1.237% due 02/25/2036 •		20,000	18,406
1.257% due 09/25/2036 •		20,034	15,270
1.307% due 11/25/2035 •		32,782	28,337
1.327% due 02/25/2036 •		22,712	15,335
1.397% due 11/25/2036 •		25,744	25,094
1.547% due 07/25/2035 •		8,092	7,425
1.607% due 05/25/2036 •		374	372
1.682% due 12/25/2034 •		838	836
1.682% due 09/25/2035 •		4,739	4,721
1.727% due 09/25/2035 •		10,778	10,040
1.727% due 06/25/2036 •		16,775	12,730
1.772% due 06/25/2034 •		10,096	9,734
1.802% due 04/25/2035 •		5,769	5,329
1.817% due 09/25/2034 •		3,874	3,784
1.847% due 01/25/2035 •		2,960	2,902
1.897% due 07/25/2033 •		2,922	2,674
1.922% due 05/25/2035 •		39,529	34,629
1.952% due 09/25/2035 •		12,600	9,728
2.167% due 03/25/2036 •		17,545	11,438
2.222% due 07/25/2034 •		15,733	14,945
First NLC Trust
1.652% due 12/25/2035 •		3,636	3,524
Fremont Home Loan Trust
1.047% due 08/25/2036 •		5,685	2,052
1.077% due 11/25/2036 •		26,078	10,520
1.082% due 10/25/2036 •		12,849	10,531
1.107% due 08/25/2036 •		37,696	13,857
1.117% due 02/25/2036 •		16,986	14,936
1.117% due 02/25/2037 •		19,615	8,845
1.127% due 04/25/2036 •		1,048	1,005
1.167% due 01/25/2037 •		28,801	13,830
1.187% due 08/25/2036 •		6,914	2,603
1.197% due 05/25/2036 •		7,458	4,771
1.217% due 04/25/2036 •		22,370	16,689
1.397% due 01/25/2036 •		43,992	23,984
1.997% due 11/25/2034 •		5,210	4,840
2.102% due 06/25/2035 •		10,069	6,589
Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	86,478	64,999
GE-WMC Mortgage Securities Trust
0.987% due 08/25/2036 •		$3	2
1.077% due 08/25/2036 •		5,059	4,249
Goal Structured Solutions Trust
1.597% due 09/25/2041 •		15,006	14,474
Greenpoint Manufactured Housing
4.618% due 06/08/2031 •		11,633	10,901
8.300% due 10/15/2026 ~		1,625	1,659
GSAA Home Equity Trust
1.007% due 05/25/2036 •		7,136	2,364
1.017% due 03/25/2036 •		26	12

See Accompanying Notes	21

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.067% due 06/25/2036 •	$55,225	$18,665
1.117% due 10/25/2036 •	46,775	17,925
1.117% due 02/25/2037 •	10,504	4,254
1.127% due 03/25/2036 •	25,783	11,828
1.127% due 05/25/2036 •	20,757	7,357
1.167% due 05/25/2047 •	2,326	1,524
1.187% due 06/25/2036 •	3,700	1,610
1.217% due 03/25/2036 •	21,182	12,594
1.267% due 04/25/2047 •	16,588	9,592
1.297% due 08/25/2037 •	9,991	9,305
1.317% due 06/25/2035 •	24	24
1.317% due 10/25/2035 •	9,790	9,242
1.437% due 06/25/2035 •	3,000	2,451
1.477% due 08/25/2035 •	4,304	3,335
5.344% due 09/25/2035 ~	270	209
5.772% due 11/25/2036 ^~	9,233	3,752
6.000% due 11/25/2037 ^	616	467
6.448% due 06/25/2036 þ	23,154	9,215
GSAMP Trust
1.017% due 12/25/2036 •	767	384
1.027% due 11/25/2036 •	1,262	653
1.037% due 01/25/2037 •	8,253	4,781
1.087% due 06/25/2036 •	15,368	14,494
1.087% due 08/25/2036 •	24,255	22,240
1.087% due 11/25/2036 •	30,717	16,081
1.097% due 05/25/2046 •	18,899	18,081
1.117% due 12/25/2036 •	6,493	3,324
1.117% due 01/25/2037 •	4,135	3,793
1.127% due 11/25/2035 •	199	40
1.147% due 11/25/2036 •	17,238	9,134
1.187% due 12/25/2035 •	6,566	6,424
1.187% due 06/25/2036 •	4,867	2,968
1.217% due 03/25/2047 •	24,101	20,618
1.247% due 06/25/2036 •	6,720	3,606
1.247% due 10/25/2036 ^•	1,576	96
1.377% due 11/25/2035 •	6,206	6,147
1.592% due 11/25/2035 ^•	13,083	8,870
1.622% due 02/25/2035 •	1,198	1,171
1.682% due 07/25/2045 •	1,512	1,500
1.727% due 07/25/2045 •	19,366	18,499
2.097% due 12/25/2034 •	17,008	15,695
2.147% due 10/25/2034 •	1,073	952
GSRPM Mortgage Loan Trust
1.247% due 03/25/2035 •	95	94
Harley Marine Financing LLC
5.682% due 05/15/2043 «	51,436	39,544
Home Equity Asset Trust
1.417% due 01/25/2036 •	5,000	4,129
1.417% due 04/25/2036 •	18,000	15,256
1.647% due 12/25/2033 •	64	62
1.707% due 11/25/2032 •	128	102
1.847% due 11/25/2034 •	478	471
2.147% due 06/25/2032 ^•	1,702	1,618
Home Equity Mortgage Loan Asset-Backed Trust
1.107% due 11/25/2036 •	10,276	7,462
1.137% due 06/25/2036 •	5,135	4,874
1.147% due 07/25/2037 •	12,567	7,061
1.167% due 04/25/2037 •	59,362	45,507
1.187% due 08/25/2036 •	3,115	2,291
1.227% due 06/25/2036 •	8,000	6,179
1.247% due 03/25/2036 •	25,000	19,492
1.267% due 04/25/2037 •	14,018	11,089
1.387% due 03/25/2036 •	5,900	4,723
1.467% due 10/25/2035 •	13,050	10,021
Hout Bay Corp.
1.984% due 07/05/2041 •	479,303	102,331
2.184% due 07/05/2041 •	34,165	1,708
2.314% due 07/05/2041 •	4,046	182
HSI Asset Loan Obligation Trust
4.869% due 12/25/2036 þ	10,221	4,959
HSI Asset Securitization Corp. Trust
0.997% due 10/25/2036 •	2,889	1,349
1.057% due 10/25/2036 •	19,448	9,215
1.087% due 01/25/2037 •	66,200	47,133
1.107% due 03/25/2036 •	2,472	2,442
1.107% due 10/25/2036 •	10,190	4,888
1.107% due 05/25/2037 •	13,036	12,630
1.117% due 12/25/2036 •	31,225	11,057
1.137% due 04/25/2037 •	18,410	9,664
1.187% due 10/25/2036 •	2,270	1,110

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.207% due 04/25/2037 •	$7,417	$3,951
1.277% due 02/25/2036 •	13,656	11,482
1.297% due 02/25/2036 •	16,250	9,731
1.317% due 01/25/2036 •	2,154	2,152
IMC Home Equity Loan Trust
7.520% due 08/20/2028	28	28
IndyMac Mortgage Loan Trust
1.107% due 07/25/2036 •	33,069	12,407
IXIS Real Estate Capital Trust
1.007% due 05/25/2037 •	5,988	1,707
1.097% due 01/25/2037 •	87,169	30,398
1.107% due 08/25/2036 •	69,751	23,209
1.107% due 05/25/2037 •	36,047	10,590
1.207% due 08/25/2036 •	35,414	12,350
1.347% due 03/25/2036 ^•	12,899	6,605
1.577% due 02/25/2036 •	2,869	2,794
1.892% due 02/25/2035 •	1,315	1,231
JPMorgan Mortgage Acquisition Corp.
1.127% due 03/25/2036 •	15,196	14,704
1.217% due 03/25/2036 •	40,500	31,338
1.237% due 05/25/2035 •(o)	4,583	4,580
1.287% due 02/25/2036 ^•	10,484	9,924
1.532% due 01/25/2036 •	14,000	11,731
1.607% due 09/25/2035 •	5,878	5,810
1.652% due 09/25/2035 •	10,682	9,666
1.877% due 06/25/2035 •	16,467	13,966
JPMorgan Mortgage Acquisition Trust
1.047% due 03/25/2047 •	141	87
1.057% due 08/25/2036 •	3,135	2,202
1.077% due 08/25/2036 •	25,763	24,119
1.082% due 07/25/2036 •	36,595	26,751
1.087% due 11/25/2036 •	16,373	13,622
1.107% due 06/25/2036 •	228	229
1.117% due 04/25/2036 •	719	719
1.157% due 03/25/2037 •	4,306	4,295
1.187% due 08/25/2036 •	26,376	18,884
1.187% due 05/25/2037 •	9,924	7,232
1.207% due 07/25/2036 •	13,424	12,772
1.217% due 07/25/2036 •	14,000	11,920
1.237% due 05/25/2036 •	19,000	12,094
1.267% due 04/25/2036 •	26,803	22,799
4.624% due 10/25/2030 ^þ	1,680	1,140
4.624% due 01/25/2037 ^þ	18	12
5.830% due 07/25/2036 ^þ	6,313	2,810
6.410% due 07/25/2036 ^þ	9,001	4,002
KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	24,298	18,766
KGS-Alpha SBA COOF Trust
1.087% due 04/25/2038 «~(a)	22,171	505
Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	1,604	1,238
Legacy Mortgage Asset Trust
0.000% due 07/25/2057 (h)	420,678	398,065
0.000% due 04/25/2058 ~	761	760
0.000% due 08/26/2058 (h)	911	908
0.000% due 01/28/2070 ~	8,030	4,860
0.125% due 12/26/2057 «~(a)	712,637	3,421
1.005% due 12/26/2057 «~(a)	438,258	12,140
3.148% due 12/25/2056 ~	1,167,121	1,006,167
3.353% due 01/28/2070 •(o)	747,817	739,994
3.404% due 06/25/2057	195,507	191,370
3.813% due 04/25/2058	477,392	456,146
4.017% due 01/25/2058 ~	289,622	281,351
4.097% due 08/26/2058	1,391,492	1,362,533
4.128% due 02/25/2058 ~	1,072,309	1,046,326
4.255% due 12/26/2057 «~	274,209	269,011
9.081% due 01/28/2070 ~	366,390	354,789
Lehman XS Trust
1.097% due 04/25/2037 ^•	216	215
1.107% due 05/25/2036 •	26,990	24,044
1.117% due 02/25/2037 ^•	29,929	20,073
1.127% due 02/25/2037 •	19,980	16,361
1.177% due 02/25/2037 •	7,155	4,281
1.227% due 05/25/2036 •	10,844	10,605
6.140% due 04/25/2036 þ	21,562	19,009
Long Beach Mortgage Loan Trust
1.037% due 09/25/2036 •	12,229	3,882
1.047% due 12/25/2036 •	9,782	4,290
1.057% due 11/25/2036 •	7,142	2,932
1.092% due 07/25/2036 •	19,572	13,650
1.097% due 05/25/2036 •	60,023	36,651

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.097% due 06/25/2036 •	$70,148	$35,545
1.097% due 09/25/2036 •	54,777	33,937
1.102% due 10/25/2036 •	57,852	32,901
1.107% due 08/25/2036 •	32,315	15,072
1.107% due 10/25/2036 •	3,069	1,165
1.107% due 12/25/2036 •	3,947	2,583
1.107% due 05/25/2046 •	12,372	9,754
1.117% due 12/25/2036 •	43,908	19,630
1.147% due 01/25/2036 •	30,162	27,011
1.167% due 02/25/2036 •	26,791	24,813
1.187% due 08/25/2036 •	7,719	3,682
1.207% due 05/25/2036 •	3,618	1,484
1.247% due 01/25/2036 •	40,398	30,456
1.577% due 01/25/2046 •	50,453	41,599
1.592% due 11/25/2035 •	27,427	26,991
1.597% due 09/25/2034 •	636	518
1.707% due 08/25/2045 •	2,625	2,556
1.727% due 08/25/2035 •	557	484
1.742% due 06/25/2034 •	2,382	2,145
1.802% due 07/25/2034 •	2,192	1,893
2.072% due 05/25/2032 •	22	22
2.072% due 07/25/2033 •	3,503	3,255
2.147% due 11/25/2034 •	5,439	3,992
2.177% due 06/25/2033 •	5,719	5,254
3.947% due 11/25/2032 •	4	4
LP Credit Card ABS Master Trust
3.189% due 08/20/2024 •	50,565	48,863
Madison Avenue Manufactured Housing Contract Trust
4.197% due 03/25/2032 •	4,818	4,722
Marlette Funding Trust
2.690% due 09/17/2029	17,050	16,520
3.200% due 09/15/2028	3,315	3,294
3.710% due 12/15/2028	6,242	6,081
MASTR Asset-Backed Securities Trust
0.997% due 08/25/2036 •	5,972	2,339
0.997% due 10/25/2036 •	45,370	16,737
0.997% due 11/25/2036 •	8	3
0.997% due 01/25/2037 •	35,106	11,755
1.047% due 08/25/2036 •	11,736	4,255
1.047% due 10/25/2036 •	10,098	5,232
1.047% due 11/25/2036 •	18,326	12,050
1.047% due 01/25/2037 •	36,663	12,479
1.067% due 10/25/2036 •	37,411	14,133
1.077% due 10/25/2036 •	30,434	14,790
1.092% due 10/25/2036 •	65,753	27,026
1.097% due 04/25/2036 •	30,437	10,977
1.097% due 08/25/2036 •	22,244	9,523
1.107% due 10/25/2036 •	4,028	2,117
1.107% due 01/25/2037 •	40,485	14,049
1.147% due 04/25/2036 •	68,724	16,580
1.157% due 11/25/2036 •	4,188	1,786
1.157% due 05/25/2037 •	2,609	2,363
1.187% due 06/25/2036 •	5,319	2,751
1.187% due 08/25/2036 •	56,223	23,018
1.192% due 10/25/2036 •	7,306	3,091
1.237% due 01/25/2036 •	10,740	10,266
1.247% due 05/25/2037 •	9,823	8,005
1.447% due 10/25/2035 ^•	16,191	13,579
1.547% due 01/25/2036 •	844	841
1.892% due 05/25/2035 •	2,232	2,239
2.097% due 08/25/2037 •	27,830	21,461
5.597% due 05/25/2033 •	4,272	3,814
MASTR Specialized Loan Trust
1.207% due 02/25/2036 •	4,405	4,160
1.317% due 01/25/2037 •	12,874	6,635
Mercury CDO Ltd.
2.442% due 12/08/2040 •	9,348	9,240
2.952% due 12/08/2040 •	6,000	750
Merrill Lynch First Franklin Mortgage Loan Trust
1.117% due 04/25/2037 •	3,678	1,814
1.117% due 05/25/2037 •	34,872	22,574
1.187% due 05/25/2037 •	61,583	40,265
1.197% due 04/25/2037 •	29,523	14,842
1.267% due 05/25/2037 •	38,480	25,445
Merrill Lynch Mortgage Investors Trust
1.007% due 11/25/2037 •	4,579	1,984
1.097% due 08/25/2037 •	6,851	6,226
1.097% due 11/25/2037 •	27,937	12,486
1.107% due 03/25/2037 •	6,403	2,450
1.347% due 12/25/2036 •	1,000	698

22	See Accompanying Notes

March 31, 2020

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.397% due 02/25/2047 •	$32,731	$20,935
1.407% due 08/25/2036 •	15,600	14,874
1.667% due 05/25/2036 •	673	632
1.697% due 06/25/2036 •	3,303	3,256
1.877% due 07/25/2035 •	12,510	11,696
1.947% due 04/25/2037 •	13,808	7,319
MESA Trust
4.172% due 11/25/2031 ^•	973	675
Mid-State Capital Corp. Trust
3.500% due 12/15/2045	3,678	3,701
6.005% due 08/15/2037	1,715	1,783
Mid-State Trust
4.864% due 07/15/2038	736	735
MMcapS Funding Ltd.
2.357% due 12/01/2035 •	9,100	7,826
Monroe Capital BSL CLO Ltd.
2.803% due 05/22/2027 •(o)	96,734	95,316
Morgan Stanley ABS Capital, Inc.
2.027% due 03/25/2033 •	43	40
Morgan Stanley ABS Capital, Inc. Trust
1.027% due 09/25/2036 •	283	135
1.047% due 10/25/2036 •	5,287	2,513
1.047% due 11/25/2036 •	2,123	1,215
1.057% due 03/25/2037 •	3,532	1,635
1.077% due 09/25/2036 •	54,408	28,140
1.077% due 10/25/2036 •	22,451	18,056
1.077% due 12/25/2036 •	56,891	34,799
1.077% due 01/25/2037 •	27,488	12,577
1.087% due 08/25/2036 •	36,033	18,985
1.087% due 10/25/2036 •	44,767	21,424
1.087% due 11/25/2036 •	3,469	1,809
1.087% due 05/25/2037 •	337	281
1.097% due 09/25/2036 •	16,320	6,922
1.097% due 10/25/2036 •	19,383	10,485
1.097% due 12/25/2036 •	1,204	635
1.107% due 03/25/2036 •	22,579	21,852
1.107% due 09/25/2036 •	29,765	14,537
1.127% due 02/25/2037 •	28,737	10,861
1.127% due 03/25/2037 •	31,453	14,739
1.127% due 05/25/2037 •	18,152	15,205
1.147% due 02/25/2037 •	10,777	5,781
1.167% due 10/25/2036 •	1,631	791
1.167% due 11/25/2036 •	14,060	7,417
1.177% due 09/25/2036 •	4,526	2,251
1.177% due 10/25/2036 •	11,072	6,062
1.177% due 02/25/2037 •	34,913	13,362
1.197% due 04/25/2036 •	19,367	13,634
1.197% due 08/25/2036 •	14,481	7,844
1.197% due 03/25/2037 •	50,973	24,182
1.197% due 05/25/2037 •	15,725	13,240
1.207% due 05/25/2037 •	11,179	8,307
1.217% due 03/25/2036 •	9,742	9,093
1.257% due 12/25/2035 •	19,737	18,650
1.277% due 02/25/2037 •	9,392	5,134
1.347% due 12/25/2035 •	12,427	9,625
1.562% due 11/25/2035 •	13,545	13,272
1.687% due 01/25/2034 •	5,990	5,496
1.757% due 04/25/2034 •	1,961	1,783
1.847% due 05/25/2034 •	5,129	4,674
1.877% due 07/25/2035 •	7,500	6,730
1.937% due 06/25/2035 •	16,979	16,505
1.967% due 10/25/2033 •	1,130	1,095
2.007% due 09/25/2034 •	323	272
2.197% due 07/25/2037 •	14,010	10,283
2.847% due 02/25/2047 •	46,669	38,399
Morgan Stanley Capital, Inc. Trust
1.217% due 03/25/2036 •	113,376	92,025
1.237% due 01/25/2036 •	20,077	18,620
1.237% due 02/25/2036 •	13,864	12,921
Morgan Stanley Dean Witter Capital, Inc. Trust
2.297% due 02/25/2033 •	657	630
2.522% due 11/25/2032 •	1,229	1,197
Morgan Stanley Home Equity Loan Trust
1.047% due 12/25/2036 •	4,332	2,197
1.047% due 04/25/2037 •	6,995	3,739
1.087% due 12/25/2036 •	50,716	25,890
1.107% due 04/25/2036 •	10,644	8,051
1.117% due 04/25/2037 •	8,518	4,597

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.207% due 04/25/2036 •	$16,317	$12,559
1.297% due 04/25/2037 •	24,964	13,803
1.937% due 05/25/2035 •	11,698	10,868
Morgan Stanley IXIS Real Estate Capital Trust
1.017% due 11/25/2036 •	9,586	4,008
1.057% due 11/25/2036 •	22,135	9,334
1.097% due 07/25/2036 •	8,136	3,848
1.097% due 11/25/2036 •	1,821	775
1.167% due 11/25/2036 •	24,317	10,492
1.177% due 07/25/2036 •	31,661	15,356
Morgan Stanley Mortgage Loan Trust
1.177% due 02/25/2037 •	3,886	1,557
1.287% due 10/25/2036 •	2,809	1,161
1.307% due 04/25/2037 •	9,852	3,753
5.622% due 01/25/2047 þ	327	289
5.750% due 04/25/2037 ^~	425	251
5.754% due 01/25/2047 þ	8,526	4,776
5.965% due 09/25/2046 ^þ	4,641	2,226
6.000% due 02/25/2037 ^~	353	306
Morgan Stanley Structured Trust
1.177% due 06/25/2037 •	9,006	8,655
National Collegiate Commutation Trust
0.000% due 03/25/2038 «•	61,425	18,656
Nationstar Home Equity Loan Trust
1.177% due 03/25/2037 •	405	392
1.197% due 06/25/2037 •	340	297
Navient Private Education Refi Loan Trust
3.238% due 11/15/2045 ~	336,004	351,507
New Century Home Equity Loan Trust
1.127% due 05/25/2036 •	510	406
1.687% due 08/25/2034 •	157	134
1.712% due 07/25/2035 •	537	532
Newcastle Investment Trust
0.000% due 05/01/2033 ~	80,841	79,315
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.097% due 07/25/2036 •	43,157	37,009
1.157% due 11/25/2035 •	8,071	7,798
1.237% due 03/25/2036 •	400	370
1.267% due 03/25/2036 •	4,024	3,271
1.277% due 11/25/2035 •	9,479	7,909
NovaStar Mortgage Funding Trust
1.077% due 03/25/2037 •	131,117	86,268
1.127% due 09/25/2037 •	26,455	19,858
1.247% due 06/25/2036 •	1,854	1,454
2.117% due 06/25/2035 •	5,000	4,093
Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032 ~	2,032	1,889
5.410% due 11/15/2032	2,360	2,371
6.190% due 06/01/2020	357	354
7.945% due 03/15/2022 ~	3,041	1,460
Ocean Trails CLO
2.607% due 08/13/2025 •	843	841
Option One Mortgage Loan Trust
1.087% due 01/25/2037 •	36,100	24,443
1.087% due 02/25/2037 •	7,896	4,337
1.087% due 03/25/2037 •	82,157	54,722
1.127% due 04/25/2037 •	25,731	17,306
1.127% due 07/25/2037 •	6,431	4,460
1.167% due 04/25/2037 •	155,051	108,807
1.167% due 05/25/2037 •	137,978	87,203
1.247% due 01/25/2036 •	15,500	14,745
1.247% due 05/25/2037 •	4,774	2,665
1.847% due 01/25/2034 •	2,277	2,052
Option One Mortgage Loan Trust Asset-Backed Certificates
1.407% due 11/25/2035 •	15,400	13,644
1.802% due 10/25/2032 •	2,876	2,644
Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ	1,353	1,371
Ownit Mortgage Loan Trust
1.547% due 10/25/2036 ^•	4,705	3,981
3.121% due 10/25/2035 þ	8,255	4,887
Palmer Square Loan Funding Ltd.
2.789% due 04/20/2027 •(o)	16,472	16,132
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.417% due 09/25/2035 •	8,741	8,649
1.667% due 05/25/2035 •	11,774	10,855
2.027% due 03/25/2035 •	2,747	2,727

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
People’s Choice Home Loan Securities Trust
1.667% due 05/25/2035 ^•	$2,509	$2,465
People’s Financial Realty Mortgage Securities Trust
1.087% due 09/25/2036 •	29,025	9,911
Popular ABS Mortgage Pass-Through Trust
1.197% due 06/25/2047 ^•	5,906	5,717
1.227% due 07/25/2035 •	39	40
1.307% due 05/25/2036 ^•	5,989	5,016
1.607% due 08/25/2035 •	367	367
5.417% due 04/25/2035 þ	129	126
RAAC Trust
1.327% due 10/25/2046 •	10,450	9,722
1.347% due 09/25/2045 •	7,737	7,320
1.447% due 02/25/2037 •	4,554	3,939
1.647% due 02/25/2046 •	2,440	2,308
1.917% due 05/25/2046 •	4,683	4,575
1.922% due 02/25/2046 •	19,679	12,692
1.977% due 11/25/2046 •	678	589
2.147% due 09/25/2047 •	1,125	1,112
2.447% due 09/25/2047 •	9,087	8,258
2.597% due 05/25/2039 •	3,610	3,478
Renaissance Home Equity Loan Trust
1.827% due 08/25/2033 •	821	731
5.512% due 04/25/2037 þ	6,555	1,594
5.580% due 11/25/2036 þ	12,740	6,081
5.744% due 06/25/2037 ^þ	89,647	25,774
5.906% due 06/25/2037 þ	23,928	7,073
6.115% due 08/25/2036 þ	13,382	7,344
6.203% due 06/25/2037 þ	23,512	7,333
7.750% due 09/25/2037 ^þ	34,375	17,682
Residential Asset Mortgage Products Trust
1.177% due 12/25/2036 •	15,000	11,640
1.217% due 10/25/2036 •	9,606	9,347
1.347% due 02/25/2036 •	10,980	10,365
1.387% due 12/25/2035 •	30,270	24,460
1.487% due 07/25/2035 •	6,500	5,483
1.537% due 08/25/2035 •	3,201	3,205
1.577% due 09/25/2035 •	10,000	8,478
1.592% due 11/25/2035 •	6,690	6,587
1.647% due 12/25/2035 •	42,304	32,600
1.742% due 06/25/2035 •	1,729	1,726
1.817% due 02/25/2034 •	2,142	2,025
1.817% due 10/25/2035 •	11,246	8,984
1.832% due 11/25/2035 •	7,000	5,023
1.937% due 10/25/2033 •	2,710	2,552
1.967% due 03/25/2035 •	7,451	6,876
2.012% due 07/25/2035 •	10,889	9,714
2.147% due 01/25/2035 ^•	2,682	2,141
2.377% due 04/25/2034 •	8,406	7,839
2.497% due 04/25/2034 •	5,336	5,088
3.202% due 04/25/2034 ^•	1,888	1,342
3.607% due 04/25/2034 ^•	2,821	1,941
Residential Asset Securities Corp. Trust
1.097% due 08/25/2036 •	5,360	5,154
1.107% due 07/25/2036 •	5,502	5,345
1.107% due 11/25/2036 ^•	3,661	3,519
1.117% due 11/25/2036 •	17,322	15,299
1.127% due 04/25/2036 •	76	76
1.157% due 04/25/2037 •	23,642	21,799
1.167% due 02/25/2037 •	5,000	4,197
1.187% due 10/25/2036 •	44,676	40,731
1.197% due 11/25/2036 ^•	86,013	66,058
1.207% due 07/25/2036 ^•	13,929	10,526
1.207% due 07/25/2036 •	1,544	1,491
1.217% due 04/25/2036 •	1,973	1,966
1.217% due 07/25/2036 •	11,007	8,230
1.227% due 04/25/2036 •	19,720	18,528
1.227% due 07/25/2036 •	16,300	13,007
1.287% due 04/25/2037 •	50,445	43,477
1.317% due 03/25/2036 •	6,239	6,197
1.327% due 02/25/2036 •	2,110	2,099
1.347% due 02/25/2036 •	10,985	10,362
1.357% due 11/25/2035 •	17,900	15,130
1.367% due 12/25/2035 •	721	678
1.387% due 10/25/2035 •	11,326	9,584
1.387% due 11/25/2035 •	5,201	5,060
1.407% due 01/25/2036 •	10,500	9,726

See Accompanying Notes	23

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.537% due 08/25/2035 •		$7,500	$7,287
1.537% due 09/25/2035 •		4,895	4,829
1.597% due 06/25/2035 •		2,418	2,436
1.697% due 04/25/2034 •		1,978	1,855
1.742% due 01/25/2035 •		2,091	2,041
1.787% due 12/25/2034 •		4,304	4,142
1.847% due 04/25/2035 •		2,003	1,988
1.997% due 07/25/2035 •		6,797	6,347
Residential Funding Home Loan Trust
1.077% due 05/25/2036 •		481	459
Salomon Mortgage Loan Trust
1.847% due 11/25/2033 •		520	498
Saxon Asset Securities Trust
1.127% due 05/25/2037 •		34,801	27,518
1.257% due 09/25/2037 •		22,475	20,240
1.447% due 03/25/2032 •		261	252
1.922% due 12/25/2033 •		3,269	2,996
1.934% due 11/25/2035 •		6,000	2,624
Securitized Asset-Backed Receivables LLC Trust
1.007% due 12/25/2036 ^•		520	141
1.027% due 11/25/2036 ^•		162	56
1.047% due 07/25/2036 •		25,340	12,424
1.087% due 07/25/2036 •		17,643	14,323
1.087% due 08/25/2036 •		29,165	14,587
1.097% due 07/25/2036 •		25,278	12,576
1.097% due 09/25/2036 •		4,942	2,010
1.107% due 07/25/2036 •		6,432	2,824
1.107% due 11/25/2036 •		8,457	2,991
1.117% due 08/25/2036 ^•		10,129	3,928
1.187% due 07/25/2036 •		4,625	2,361
1.197% due 05/25/2036 •		2,827	1,638
1.197% due 06/25/2036 •		24,609	17,853
1.237% due 12/25/2035 •		5,520	5,147
1.347% due 12/25/2035 •		13,470	4,948
1.527% due 11/25/2035 •		3,129	3,078
1.547% due 11/25/2035 •		32,493	20,246
1.622% due 01/25/2035 •		1,832	1,653
1.827% due 12/25/2036		81,962	34,952
1.907% due 01/25/2036 ^•		1,304	1,024
SG Mortgage Securities Trust
1.087% due 10/25/2036 •		25,119	21,155
Sierra Madre Funding Ltd.
1.405% due 09/07/2039 •		44,303	39,872
SLM Private Credit Student Loan Trust
0.981% due 12/16/2041 •		3,160	2,802
SLM Student Loan Trust
0.014% due 10/25/2039 •	EUR	8,343	8,593
3.294% due 04/25/2023 •		$13,753	13,719
SMB Private Education Loan Trust
3.050% due 05/15/2026		55	55
Sofi Alternative Trust
2.470% due 02/15/2046 ~		533,678	551,039
SoFi Alternative Trust
2.911% due 01/17/2045 ~		568,133	568,676
7.543% due 06/15/2050 ~		546,506	578,252
7.786% due 05/16/2050 ~		315,676	333,702
SoFi Professional Loan Program LLC
1.897% due 01/25/2039 •		1,276	1,272
3.020% due 02/25/2040		10,921	11,243
Soundview Home Loan Trust
1.057% due 01/25/2037 •		260	197
1.057% due 02/25/2037 •		217	64
1.097% due 07/25/2036 •		40,384	38,725
1.097% due 03/25/2037 •		21,222	18,824
1.107% due 10/25/2036 •		6,375	6,257
1.107% due 01/25/2037 •		47,544	36,275
1.117% due 06/25/2036 •		9,595	9,311
1.117% due 11/25/2036 •		72,438	26,472
1.147% due 06/25/2037 •		179,614	134,635
1.157% due 06/25/2037 •		9,184	6,585
1.177% due 06/25/2036 •		10,000	8,892
1.187% due 07/25/2036 •		9,800	7,791
1.187% due 01/25/2037 •		20,692	15,932
1.197% due 10/25/2036 •		32,578	27,943
1.197% due 11/25/2036 •		335	272
1.217% due 12/25/2036 •		11,000	9,307
1.257% due 02/25/2036 •		14,610	11,868
1.297% due 12/25/2035 •		15,400	14,589
1.317% due 03/25/2036 •		14,893	11,434

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.317% due 02/25/2037 •	$23,097	$7,576
1.697% due 06/25/2035 •	17,750	14,020
1.712% due 08/25/2035 •	11,796	11,460
1.772% due 06/25/2035 •	938	922
2.247% due 11/25/2033 •	333	324
Specialty Underwriting & Residential Finance Trust
1.197% due 06/25/2037 •	5,765	3,416
1.217% due 04/25/2037 •	4,421	2,420
1.867% due 09/25/2037 •	19,683	9,008
2.117% due 12/25/2035 •	2,000	1,728
SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	78,662	74,142
Sprite Ltd.
4.250% due 12/15/2037	43,799	33,217
Starwood Commercial Mortgage Trust
1.785% due 07/15/2038 •	47,190	43,665
2.105% due 07/15/2038 •	25,170	22,560
2.305% due 07/15/2038 •	10,070	10,119
2.655% due 07/15/2038 •	13,000	13,082
3.055% due 07/15/2038 •	12,125	9,546
3.405% due 07/15/2038 •	2,500	1,912
Streeterville ABS CDO Ltd.
2.113% due 11/03/2040 •	58,721	45,870
Structured Asset Investment Loan Trust
1.077% due 07/25/2036 •	44,384	30,825
1.087% due 06/25/2036 •	25,674	22,768
1.097% due 07/25/2036 •	6,010	5,550
1.119% due 07/25/2036 •	48,563	29,689
1.257% due 01/25/2036 •	50,283	43,963
1.647% due 04/25/2033 •	315	301
1.667% due 10/25/2035 •	59,741	55,873
1.682% due 03/25/2035 •	4,654	4,537
1.682% due 08/25/2035 •	881	881
1.712% due 08/25/2035 •	32,258	29,456
1.727% due 07/25/2035 •	7,644	7,488
1.847% due 04/25/2035 •	12,640	8,865
1.922% due 09/25/2034 •	102	97
Structured Asset Securities Corp.
1.697% due 02/25/2035 •	9,991	8,565
Structured Asset Securities Corp. Mortgage Loan Trust
1.077% due 05/25/2036 •	23,130	20,909
1.082% due 07/25/2036 •	31,117	29,224
1.087% due 08/25/2046 •	35,300	30,637
1.097% due 09/25/2036 •	6,958	6,434
1.107% due 03/25/2036 •	20,657	18,215
1.107% due 04/25/2036 •	23,967	22,547
1.117% due 06/25/2037 •	3,897	3,818
1.127% due 03/25/2037 •	5,545	3,125
1.147% due 02/25/2037 •	9,009	8,792
1.167% due 10/25/2037 •	46,256	29,488
1.177% due 01/25/2037 •	49,177	30,192
1.177% due 05/25/2047 •	4,394	3,940
1.197% due 09/25/2036 •	27,300	26,379
1.197% due 03/25/2037 •	24,105	13,779
1.217% due 04/25/2036 •	11,992	10,703
1.237% due 07/25/2036 •	32,865	23,001
1.237% due 07/25/2036 ^•	8,141	5,112
1.237% due 09/25/2036 •	62,675	39,788
1.247% due 04/25/2031 •(o)	4,860	4,774
1.247% due 01/25/2037 •	13,630	8,105
1.247% due 03/25/2037 •	8,300	4,792
1.257% due 05/25/2036 •	34,000	28,743
1.257% due 12/25/2036 •	35,465	15,718
1.267% due 05/25/2037 •	861	857
1.417% due 02/25/2036 •	12,034	9,770
1.447% due 11/25/2037 •	5,100	3,709
1.547% due 12/25/2035 •	20,099	14,203
1.947% due 08/25/2037 •	9,478	9,177
1.952% due 11/25/2035 •	1,457	1,286
1.997% due 08/25/2037 •	7,000	6,120
2.047% due 10/25/2037 •	65,953	30,419
3.047% due 11/25/2035 •	3,000	2,615
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.450% due 02/25/2032	197	188
Structured Asset Securities Corp. Trust
1.407% due 09/25/2035 •	17,264	15,488
7.000% due 05/25/2031 ~	2,757	2,419

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Sudbury Mill CLO Ltd.
2.986% due 01/17/2026 •(o)		$17,817	$17,792
3.006% due 01/17/2026 •(o)		13,833	13,815
Taberna Preferred Funding Ltd.
2.291% due 02/05/2036 •		79,150	66,486
2.370% due 07/05/2035 •		21,027	17,873
2.807% (US0003M + 0.470%) due 07/05/2035 ~		317	270
Terwin Mortgage Trust
1.117% due 07/25/2037 •		3,232	2,819
1.257% due 04/25/2037 •		15,805	13,485
2.427% due 09/25/2036 •		12,700	6,061
3.197% due 10/25/2038 •		2,240	2,139
Trapeza CDO Ltd.
2.014% due 11/09/2042 •		17,364	15,628
2.064% due 11/09/2042 •		14,000	10,640
2.124% due 01/27/2040 •		37,924	34,511
2.190% due 04/06/2042 •		20,253	18,025
2.204% due 01/25/2035 •		6,946	6,460
2.250% due 04/06/2042 •		8,300	5,976
Triaxx Prime CDO Ltd.
1.841% due 10/02/2039 •		10,002	4,386
2.438% due 10/02/2039 •		90,656	89,136
Tropic CDO Ltd.
2.121% due 07/15/2036 •		25,200	22,680
2.151% due 07/15/2036 •		31,597	28,122
Truman Capital Mortgage Loan Trust
1.207% due 03/25/2036 •		95	91
TruPS Financials Note Securitization Ltd.
2.545% due 03/30/2039 •		198,769	180,880
U.S. Capital Funding Ltd.
2.114% due 10/10/2040 •		45,459	39,095
Upstart Securitization Trust
2.322% due 04/22/2030		15,400	14,548
2.897% due 09/20/2029		12,439	11,548
Utah State Board of Regents
1.697% due 09/25/2056 •		26,065	25,771
VB-S1 Issuer LLC
3.065% due 06/15/2046		6,000	5,956
Vertical Bridge CC LLC
5.193% due 10/15/2046		10,684	11,003
WaMu Asset-Backed Certificates WaMu Trust
1.057% due 04/25/2037 •		53	23
1.097% due 01/25/2037 •		52,955	40,274
1.117% due 07/25/2047 •		16,836	10,815
1.172% due 05/25/2037 •		51,237	44,640
1.187% due 05/25/2037 •		27,905	23,557
1.197% due 05/25/2037 •		19,058	16,102
Washington Mutual Asset-Backed Certificates Trust
1.007% due 10/25/2036 •		153	68
1.097% due 05/25/2036 •		15,166	12,193
1.127% due 10/25/2036 •		15,439	7,071
1.187% due 08/25/2036 •		10,429	7,407
Wells Fargo Home Equity Asset-Backed Securities Trust
1.157% due 03/25/2037 •		2,063	1,748
1.177% due 04/25/2037 •		21,080	19,322
1.237% due 07/25/2036 •		6,700	5,911
1.892% due 11/25/2035 •		2,600	2,548
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
1.577% due 04/25/2034 •		88	84

Total Asset-Backed Securities (Cost $23,450,509)			22,553,544

SOVEREIGN ISSUES 6.3%
Argentina Government International Bond
1.000% due 08/05/2021 (j)	ARS	473,875	3,261
2.250% due 04/28/2020 (j)		19,789	169
3.375% due 01/15/2023	EUR	49,690	14,518
3.380% due 12/31/2038 þ		63,723	19,072
3.750% due 12/31/2038 þ(o)		$161,698	49,045
3.875% due 01/15/2022	EUR	29,440	8,339
4.625% due 01/11/2023		$112,612	32,659

24	See Accompanying Notes

March 31, 2020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.000% due 01/15/2027	EUR	20,500	$5,832
5.250% due 01/15/2028		33,200	9,372
5.625% due 01/26/2022		$77,270	22,795
5.875% due 01/11/2028 (o)		102,517	28,039
6.250% due 11/09/2047	EUR	13,500	3,771
6.625% due 07/06/2028 (o)		$20,700	5,537
6.875% due 01/26/2027 (o)		59,200	16,577
6.875% due 01/11/2048		8,860	2,337
7.125% due 07/06/2036 (o)		70,200	18,358
7.500% due 04/22/2026		69,800	19,719
7.625% due 04/22/2046		8,100	2,106
7.820% due 12/31/2033	EUR	93,048	34,520
15.500% due 10/17/2026	ARS	1,611,610	6,731
36.575% (BADLARPP + 2.000%) due 04/03/2022 ~		12,008,715	91,210
38.039% (ARLLMONP) due 06/21/2020 ~		40,457,920	293,457
42.781% (BADLARPP) due 10/04/2022 ~		235,699	2,905
Autonomous City of Buenos Aires Argentina
32.413% due 03/29/2024 ~		898,286	7,422
37.247% (BADLARPP + 5.000%) due 01/23/2022 ~		2,420,330	22,523
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	39,100	45,773
6.350% due 11/30/2041		5,500	9,502
Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$61,800	63,171
Israel Government International Bond
4.500% due 04/03/2120 (c)		26,900	26,900
Kuwait International Government Bond
2.750% due 03/20/2022		35,170	35,435
3.500% due 03/20/2027		152,600	159,056
Mexico Government International Bond
6.750% due 03/09/2023 (o)	MXN	6,783,568	290,132
8.000% due 09/05/2024 (o)		2,599,006	116,218
Peru Government International Bond
5.350% due 08/12/2040	PEN	149,502	41,570
5.400% due 08/12/2034		147,740	43,234
5.940% due 02/12/2029		831,205	259,308
6.150% due 08/12/2032		473,995	148,975
6.350% due 08/12/2028		841,852	272,104
6.900% due 08/12/2037		9,791	3,277
6.950% due 08/12/2031		521,831	176,773
8.200% due 08/12/2026		609,047	221,600
Provincia de Buenos Aires
33.929% due 05/31/2022 •	ARS	435,780	2,594
37.463% (BADLARPP + 3.750%) due 04/12/2025 ~		213,790	1,253
Qatar Government International Bond
3.875% due 04/23/2023		$31,900	32,897
5.103% due 04/23/2048		21,700	26,420
Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	5,465	6,485
3.650% due 02/24/2024 þ		10,304	12,437
3.650% due 02/24/2025 þ		5,465	6,723
3.650% due 02/24/2026 þ		11,175	13,995
3.650% due 02/24/2027 þ		14,875	18,925
3.650% due 02/24/2028 þ		10,716	13,835
3.650% due 02/24/2029 þ		7,466	9,676
3.650% due 02/24/2030 þ		16,266	21,515
3.650% due 02/24/2031 þ		7,266	9,733
3.650% due 02/24/2032 þ		6,166	8,359
3.650% due 02/24/2033 þ		5,866	8,122
3.650% due 02/24/2034 þ		46,343	64,637
3.650% due 02/24/2035 þ		9,906	13,862
3.650% due 02/24/2036 þ		19,180	27,387
3.650% due 02/24/2037 þ		6,366	9,226
3.650% due 02/24/2038 þ		6,366	9,176
3.650% due 02/24/2039 þ		8,600	12,305
3.650% due 02/24/2040 þ		6,366	9,235
3.650% due 02/24/2041 þ		7,066	10,326
3.650% due 02/24/2042 þ		6,666	10,181
Russia Government International Bond
0.000% (RUONIA) due 04/24/2024 ~	RUB	30,965,796	396,535
7.150% due 11/12/2025		34,121,815	446,330
7.400% due 12/07/2022		2,570,000	33,620
7.600% due 07/20/2022		4,000,000	52,487
7.950% due 10/07/2026		13,227,572	180,733
Saudi Government International Bond
2.875% due 03/04/2023		$86,900	87,005
3.250% due 10/26/2026		188,500	188,951
3.625% due 03/04/2028		21,600	22,032
4.000% due 04/17/2025		556,020	579,257
4.375% due 04/16/2029		25,100	27,081
4.500% due 10/26/2046		43,900	44,737
4.625% due 10/04/2047		35,500	36,552
5.000% due 04/17/2049		62,942	68,257
South Africa Government International Bond
4.850% due 09/30/2029		60,100	49,583
5.750% due 09/30/2049		34,800	25,403

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.750% due 02/28/2023	ZAR	720,000	$41,063
10.500% due 12/21/2026		5,375,000	309,688
Turkey Government International Bond
4.250% due 03/13/2025 (o)		$307,100	263,292
4.625% due 03/31/2025 (o)	EUR	130,000	132,260
5.250% due 03/13/2030 (o)		$258,500	210,140
5.600% due 11/14/2024 (o)		187,000	172,203
5.625% due 03/30/2021		45,800	45,605
5.750% due 03/22/2024		45,400	42,417
6.350% due 08/10/2024		139,000	132,143
7.250% due 12/23/2023		177,900	174,508
7.625% due 04/26/2029		323,500	309,444
Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		25,400	24,037
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		67,641	6,764
7.000% due 03/31/2038 ^(e)		8,428	843
7.650% due 04/21/2025 ^(e)		40,703	4,070
8.250% due 10/13/2024 ^(e)		53,077	5,308
9.000% due 05/07/2023 ^(e)		23,441	2,344
9.250% due 09/15/2027 ^(e)		60,703	6,070
9.250% due 05/07/2028 ^(e)		75,546	7,555
11.750% due 10/21/2026 ^(e)		6,260	626
11.950% due 08/05/2031 ^(e)		64,700	6,470

Total Sovereign Issues (Cost $9,755,991)			7,128,019

		SHARES
COMMON STOCKS 0.1%
COMMUNICATION SERVICES 0.0%
iHeartMedia, Inc. «(f)		37,633	248

			248

CONSUMER DISCRETIONARY 0.1%
Caesars Entertainment Corp. (f)		11,846,058	80,079

ENERGY 0.0%
Dommo Energia S.A. (f)(m)		1,786,795	213
Dommo Energia S.A. «(f)		8,874,143	833
Dommo Energia S.A. SP - ADR (f)		27,883	34

			1,080

HEALTH CARE 0.0%
NVHL S.A. ‘A’ «(f)(m)		8,220	0
NVHL S.A. ‘B’ «(f)(m)		8,220	0
NVHL S.A. ‘C’ «(f)(m)		8,220	0
NVHL S.A. ‘D’ «(f)(m)		8,220	0
NVHL S.A. ‘E’ «(f)(m)		8,220	0
NVHL S.A. ‘F’ «(f)(m)		8,220	0
NVHL S.A. ‘G’ «(f)(m)		8,220	0
NVHL S.A. ‘H’ «(f)(m)		8,220	0
NVHL S.A. ‘I’ «(f)(m)		8,220	0
NVHL S.A. ‘J’ «(f)(m)		8,220	0

			0

INDUSTRIALS 0.0%
Westmoreland Mining Holdings LLC «(f)(m)		144,947	1,232

			1,232

UTILITIES 0.0%
Eneva S.A. (f)(m)		398,876	2,667

Total Common Stocks (Cost $145,433)			85,306

WARRANTS 0.1%
COMMUNICATION SERVICES 0.1%
iHeartMedia, Inc. - Exp. 05/01/2039		18,345,176	134,103

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		684,000	112

MATERIALS 0.0%
Novasep Holding SAS - Exp. 05/31/2022 «		116,700	0

Total Warrants (Cost $354,379)			134,215

PREFERRED SECURITIES 0.6%
BANKING & FINANCE 0.4%
AGFC Capital Trust
3.581% (US0003M + 1.750%) due 01/15/2067 ~		70,600,000	28,505
Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(k)(l)		14,400,000	15,557
Banco Santander S.A.
4.375% due 01/14/2026 •(k)(l)		25,000,000	20,758
6.250% due 09/11/2021 •(k)(l)		35,300,000	35,163
Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(k)		5,245,000	5,204
Charles Schwab Corp.
5.000% due 12/01/2027 •(k)		9,000,000	7,567
Encina Private Credit LLC «		24,670	0
Farm Credit Bank of Texas
6.750% (US0003M + 4.010%) due 09/15/2023 ~(k)		87,500	8,531

		SHARES	MARKET VALUE (000s)
Nationwide Building Society
10.250% ~		1,232,857	$200,604
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (k)		129,003,000	129,548
VEREIT, Inc.
6.700% due 04/30/2020 (k)		187,224	4,138

			455,575

INDUSTRIALS 0.2%
General Electric Co.
5.000% due 01/21/2021 •(k)(o)		199,404,000	164,882
Sequa Corp. (12.000% PIK)
12.000% «(d)		16,402	7,184

			172,066

Total Preferred Securities (Cost $745,572)			627,641

REAL ESTATE INVESTMENT TRUSTS 0.2%
REAL ESTATE 0.2%
VICI Properties, Inc.		11,483,010	191,077

Total Real Estate Investment Trusts (Cost $155,793)			191,077

		PRINCIPAL AMOUNT (000s)
U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Notes
3.125% due 11/15/2028		$0	(0)

Total U.S. Treasury Obligations (Cost $48)			0

SHORT-TERM INSTRUMENTS 4.8%
REPURCHASE AGREEMENTS (n) 3.6%
			4,083,347

ARGENTINA TREASURY BILLS 0.2%
31.246% due 07/31/2020 «~	ARS	196,972	2,080
32.393% due 08/28/2020 ~		1,287,678	8,371
32.571% due 08/28/2020 ~		5,062,089	50,024
35.641% due 06/22/2020 ~		5,053,550	58,056
36.751% due 04/03/2020 ~		1,248,130	14,017
45.233% due 05/13/2020 - 10/29/2020 (g)(h)		7,857,557	75,147

			207,695

MEXICO TREASURY BILLS 0.0%
6.976% due 06/18/2020 (h)(i)	MXN	1,000,000	41,569

SOUTH AFRICA TREASURY BILLS 0.6%
7.020% due 07/29/2020 - 02/17/2021 (g)(h)	ZAR	12,161,520	655,987

U.S. TREASURY BILLS 0.4%
0.299% due 04/07/2020 - 06/25/2020 (g)(h)(q)(s)		$489,898	489,844

Total Short-Term Instruments (Cost $5,774,460)			5,478,442

Total Investments in Securities (Cost $179,685,493)			175,838,481

		SHARES
INVESTMENTS IN AFFILIATES 0.8%
COMMON STOCKS 0.0%
Clear Channel Outdoor Holdings, Inc. (f)		50,679,773	32,435
iHeartMedia, Inc. ‘A’ (f)		2,815,519	20,582
Sierra Hamilton Holder LLC «(f)(m)		15,369,768	153

Total Common Stocks (Cost $318,596)			53,170

SHORT-TERM INSTRUMENTS 0.8%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%
PIMCO Short-Term Floating NAV Portfolio III		88,388,879	868,067

Total Short-Term Instruments (Cost $866,528)			868,067

Total Investments in Affiliates (Cost $1,185,124)			921,237

Total Investments 155.3% (Cost $180,870,617)			$176,759,718
Financial Derivative Instruments (p)(r) 0.6% (Cost or Premiums, net $(1,249,930))			703,577
Other Assets and Liabilities, net (55.9)%			(63,635,619)

Net Assets 100.0%			$113,827,676

See Accompanying Notes	25

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.
(m)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	$24,303	$23,513	0.02%
Britannia Property Owner LLC 5.225% due 10/09/2021	11/15/2018	47,922	46,719	0.04
Cheltenham LLC 5.675% due 11/09/2021	11/15/2018	62,100	60,440	0.05
Dommo Energia S.A.	12/21/2017 - 12/26/2017	465	213	0.00
Eneva S.A.	12/21/2017 - 12/03/2019	1,850	2,667	0.00
Fidere Gestion De Vivienda 2.500% due 05/15/2020	10/31/2018	96,245	90,753	0.08
GHH Holdings Ltd. 2.613% due 12/04/2024	10/10/2018	98,534	88,441	0.08
Grey Barn LLC 5.025% due 09/09/2021	11/15/2018	95,186	92,952	0.08
Hotel (PL Property) Ltd. 2.667% due 02/07/2023	07/09/2018	71,550	65,036	0.06
Isla Vista Owner LLC 4.870% due 05/09/2020	11/15/2018	53,523	52,722	0.05
Kiinteisto oy Paulon Talo 2.300% due 02/15/2021	04/18/2018	48,909	42,280	0.04
Kiinteisto oy Paulon Talo 2.350% due 02/15/2021	04/18/2018	33,681	29,115	0.03
NVHL S.A. ‘A’	03/09/2012	26	0	0.00
NVHL S.A. ‘B’	03/09/2012	26	0	0.00
NVHL S.A. ‘C’	03/09/2012	26	0	0.00
NVHL S.A. ‘D’	03/09/2012	27	0	0.00
NVHL S.A. ‘E’	03/09/2012	27	0	0.00
NVHL S.A. ‘F’	03/09/2012	27	0	0.00
NVHL S.A. ‘G’	03/09/2012	27	0	0.00
NVHL S.A. ‘H’	03/09/2012	27	0	0.00
NVHL S.A. ‘I’	03/09/2012	27	0	0.00
NVHL S.A. ‘J’	03/09/2012	27	0	0.00
Oasis West 5.280% due 03/08/2022	07/13/2018	200,000	192,982	0.17
Sierra Hamilton Holder LLC	07/31/2017	3,896	153	0.00
Tawny Funding S.A. 3.150% due 03/16/2023	08/28/2018	305,985	289,671	0.25
Westmoreland Mining Holdings LLC	12/08/2014 - 03/26/2019	4,070	1,232	0.00

		$1,148,486	$1,078,889	0.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)	REPURCHASE AGREEMENTS:

26	See Accompanying Notes

March 31, 2020

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.250%	03/27/2020	04/01/2020	$142,679	Freddie Mac 4.000% due 08/01/2049	$(144,089)	$142,679	$142,684
DEU	0.000	03/26/2020	04/20/2020	446,711	U.S. Treasury Notes 3.125% due 11/15/2028	(452,174)	446,711	446,711
	0.050	03/26/2020	04/20/2020	457,507	U.S. Treasury Notes 2.250% - 2.875% due 08/15/2027 - 08/15/2028	(463,160)	457,507	457,511
IND	0.200	03/31/2020	04/13/2020	358,508	Fannie Mae 4.000% due 03/01/2049	(361,839)	358,508	358,510
JPS	(0.100)	03/31/2020	04/01/2020	184,717	U.S. Treasury Bonds 2.375% due 11/15/2049	(184,417)	184,717	184,716
NOM	0.100	03/30/2020	04/15/2020	529,354	Fannie Mae 4.000% due 09/01/2049	(534,593)	529,354	529,357
	0.100	03/31/2020	04/15/2020	559,335	Fannie Mae 3.500% due 06/01/2049	(561,956)	559,335	559,337
	0.100	03/31/2020	04/20/2020	79,055	Fannie Mae 4.000% due 03/01/2049	(79,789)	79,055	79,055
	0.300	03/24/2020	04/20/2020	588,218	U.S. Treasury Notes 2.250% - 2.875% due 08/15/2027 - 02/15/2029	(594,723)	588,218	588,257
TDM	0.380	03/30/2020	04/01/2020	737,263	Fannie Mae 4.000% due 10/01/2047 - 07/01/2049	(744,718)	737,263	737,279

Total Repurchase Agreements						$(4,121,458)	$4,083,347	$4,083,417

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
AZD	1.740%	02/12/2020	05/12/2020		$	(589,225)	$(590,620)
	1.750	02/26/2020	04/08/2020			(255,153)	(255,587)
BCY	1.100	03/05/2020	TBD	(3)		(7,000)	(7,006)
BOM	1.730	02/06/2020	04/06/2020			(59,000)	(59,156)
	1.730	02/07/2020	04/06/2020			(3,097)	(3,106)
	1.730	02/10/2020	04/09/2020			(284,344)	(285,041)
	1.730	02/12/2020	05/12/2020			(297,813)	(298,514)
	1.730	02/13/2020	04/09/2020			(54,837)	(54,963)
	1.730	02/14/2020	04/14/2020			(264,053)	(264,649)
	1.730	02/14/2020	04/28/2020			(21,546)	(21,594)
	1.730	02/18/2020	04/20/2020			(350,500)	(351,224)
	1.760	03/26/2020	04/15/2020			(193,066)	(193,123)
BOS	0.650	03/24/2020	04/13/2020			(360)	(361)
	0.900	03/23/2020	04/13/2020			(17,497)	(17,501)
	0.960	03/12/2020	04/15/2020			(1,766,947)	(1,767,889)
	0.960	03/23/2020	04/15/2020			(9,992)	(9,994)
	0.960	03/31/2020	04/15/2020			(137,780)	(137,780)
	0.960	04/01/2020	04/15/2020			(315,587)	(315,587)
	1.350	03/06/2020	04/08/2020			(44,690)	(44,734)
	1.700	03/04/2020	04/09/2020			(17,628)	(17,651)
	1.700	03/06/2020	04/09/2020			(312)	(313)
	1.710	03/04/2020	05/14/2020			(2,189)	(2,192)
	1.720	02/05/2020	04/06/2020			(58,375)	(58,531)
	1.720	03/04/2020	04/06/2020			(14,352)	(14,371)
	1.720	03/04/2020	04/13/2020			(7,848)	(7,858)
	1.720	03/04/2020	05/04/2020			(7,956)	(7,967)
	1.720	03/06/2020	04/13/2020			(2,344)	(2,347)
	1.730	03/09/2020	04/20/2020			(180,136)	(180,335)
BPS	(0.300)	03/11/2020	06/11/2020		EUR	(3,905)	(4,306)
	(0.150)	03/17/2020	06/16/2020			(76,165)	(83,997)
	1.250	03/05/2020	TBD	(3)	$	(9,447)	(9,456)
	1.300	03/23/2020	04/16/2020			(3,464)	(3,465)
	1.500	04/01/2020	04/20/2020			(7,813)	(7,813)
	1.550	03/16/2020	04/09/2020			(3,556)	(3,558)
	2.150	03/24/2020	04/28/2020			(20,995)	(21,005)
	2.602	03/19/2020	03/19/2021			(631,092)	(631,685)
BRC	0.000	03/25/2020	TBD	(3)		(3,057)	(3,057)
	0.250	03/25/2020	03/24/2022			(2,559)	(2,559)
	0.500	03/25/2020	03/24/2022			(1,671)	(1,671)
	0.850	03/23/2020	TBD	(3)		(636)	(636)
	1.000	03/25/2020	03/24/2022			(5,227)	(5,228)
	1.030	04/01/2020	04/13/2020			(30,584)	(30,584)
	1.050	03/05/2020	TBD	(3)		(129)	(129)
	1.350	04/01/2020	04/17/2020			(506,747)	(506,747)
	1.350	04/01/2020	06/19/2020			(256,351)	(256,351)
	1.450	04/01/2020	04/20/2020			(146,592)	(146,592)
	2.150	03/24/2020	04/20/2020			(5,568)	(5,571)
BSN	1.690	01/10/2020	04/09/2020			(229,219)	(230,101)
	1.690	01/15/2020	04/13/2020			(11,289)	(11,330)
	1.690	01/30/2020	04/13/2020			(1,759)	(1,765)
	1.690	02/10/2020	04/09/2020			(19,997)	(20,045)
	1.690	02/13/2020	04/09/2020			(5,104)	(5,116)
	1.690	02/13/2020	04/13/2020			(4,581)	(4,591)
	1.690	03/06/2020	04/09/2020			(34,375)	(34,417)
	1.690	03/10/2020	04/13/2020			(58,599)	(58,659)
	1.700	03/09/2020	04/23/2020			(11,500)	(11,512)
	1.740	03/24/2020	04/09/2020			(14,796)	(14,802)
	1.740	03/24/2020	04/13/2020			(1,533)	(1,534)
	1.750	03/24/2020	04/23/2020			(157,315)	(157,376)
	1.750	03/27/2020	04/23/2020			(33,514)	(33,522)

See Accompanying Notes	27

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	1.760	02/12/2020	04/15/2020		$	(749,339)	$(751,134)
	1.760	02/28/2020	04/15/2020			(123,087)	(123,286)
	1.760	03/05/2020	04/15/2020			(28,598)	(28,636)
	1.760	03/09/2020	04/15/2020			(545,338)	(545,951)
	1.760	03/23/2020	04/15/2020			(279,393)	(279,516)
	1.760	03/27/2020	04/15/2020			(81,258)	(81,278)
CDC	1.370	03/20/2020	04/13/2020			(15,356)	(15,363)
	1.370	03/27/2020	04/09/2020			(35,067)	(35,074)
	1.550	03/20/2020	04/21/2020			(12,616)	(12,622)
	1.600	03/20/2020	04/07/2020			(12,154)	(12,160)
CEW	1.300	03/20/2020	04/15/2020			(9,107)	(9,111)
	1.320	03/20/2020	04/09/2020			(2,818)	(2,819)
	1.420	03/20/2020	04/15/2020			(6,200)	(6,203)
	1.550	03/20/2020	04/09/2020			(1,635)	(1,636)
	2.150	03/26/2020	04/21/2020			(8,443)	(8,446)
CFR	0.000	03/18/2020	TBD	(3)		(3,527)	(3,527)
	0.000	03/20/2020	TBD	(3)		(3,479)	(3,479)
	0.500	03/18/2020	TBD	(3)		(12,640)	(12,642)
	2.750	03/31/2020	TBD	(3)		(5,383)	(5,383)
CIB	0.950	03/12/2020	04/15/2020			(279,711)	(279,859)
	0.950	03/27/2020	04/15/2020			(42,179)	(42,185)
	0.950	03/31/2020	04/15/2020			(37,600)	(37,601)
	1.740	03/27/2020	04/13/2020			(167,195)	(167,235)
	1.780	03/26/2020	04/14/2020			(62,784)	(62,803)
	1.790	02/06/2020	04/03/2020			(710,877)	(712,821)
	1.790	03/26/2020	04/03/2020			(137,259)	(137,300)
	1.790	03/27/2020	04/03/2020			(476,453)	(476,571)
CSN	0.970	03/23/2020	04/24/2020			(60,016)	(60,031)
	1.000	03/12/2020	04/15/2020			(453,081)	(453,333)
DBL	(0.900)	03/23/2020	TBD	(3)	EUR	(531)	(585)
	0.000	03/25/2020	TBD	(3)	$	(25,747)	(25,747)
DEU	0.300	03/26/2020	04/20/2020			(889,670)	(889,714)
	1.700	03/03/2020	05/05/2020			(328,400)	(328,850)
	1.710	03/11/2020	04/15/2020			(28,666)	(28,695)
	2.000	03/30/2020	04/09/2020			(6,215)	(6,216)
FAR	1.750	03/26/2020	04/20/2020			(880,679)	(880,936)
	1.760	02/11/2020	04/15/2020			(2,445,592)	(2,451,570)
	1.760	03/05/2020	04/15/2020			(14,788)	(14,808)
	1.760	03/23/2020	04/15/2020			(35,496)	(35,512)
	1.760	03/27/2020	04/15/2020			(112,918)	(112,946)
	1.770	03/26/2020	04/21/2020			(791,877)	(792,111)
FOB	1.300	03/26/2020	04/09/2020			(20,254)	(20,258)
GRE	1.720	02/13/2020	05/07/2020			(654)	(656)
	1.720	03/03/2020	05/07/2020			(126,225)	(126,400)
	1.720	03/04/2020	04/13/2020			(38,532)	(38,584)
	1.720	03/09/2020	04/13/2020			(137,281)	(137,432)
	1.740	03/04/2020	04/06/2020			(1,716)	(1,718)
	1.740	03/09/2020	04/20/2020			(231,025)	(231,282)
	1.740	03/10/2020	04/06/2020			(11,720)	(11,732)
GSC	1.780	02/12/2020	04/08/2020			(484,436)	(485,610)
IND	0.750	03/23/2020	06/22/2020			(90,161)	(90,178)
	1.780	02/12/2020	04/13/2020			(328,073)	(328,868)
	1.780	03/12/2020	04/13/2020			(234,229)	(234,461)
	1.780	03/30/2020	04/13/2020			(814,993)	(815,074)
JML	0.100	03/19/2020	04/08/2020		EUR	(3,803)	(4,195)
	0.470	03/17/2020	06/16/2020			(114,866)	(126,710)
	1.000	03/17/2020	04/20/2020		GBP	(29,073)	(36,125)
	1.250	01/10/2020	04/08/2020			(666)	(830)
	1.360	03/17/2020	04/09/2020		$	(21,380)	(21,392)
	1.650	03/30/2020	04/20/2020			(123,751)	(123,762)
	7.400	03/24/2020	04/06/2020		MXN	(432,190)	(18,248)
JPS	0.920	03/12/2020	04/15/2020		$	(531,825)	(532,097)
	0.920	03/31/2020	04/15/2020			(38,625)	(38,626)
	0.920	04/01/2020	04/15/2020			(166,390)	(166,390)
	1.080	04/01/2020	04/17/2020			(33,873)	(33,873)
	1.150	03/05/2020	TBD	(3)		(31,671)	(31,698)
	1.150	03/16/2020	TBD	(3)		(3,779)	(3,781)
	1.210	04/01/2020	04/09/2020			(5,445)	(5,445)
	1.500	03/13/2020	TBD	(3)		(4,316)	(4,319)
	1.600	03/20/2020	04/24/2020			(8,617)	(8,622)
	1.720	03/04/2020	04/07/2020			(1,016)	(1,017)
	1.750	02/20/2020	04/17/2020			(2,751)	(2,756)
	1.750	03/05/2020	04/17/2020			(43,238)	(43,294)
MEI	0.900	03/05/2020	TBD	(3)		(8,469)	(8,475)
	2.100	03/19/2020	04/07/2020			(1,507)	(1,509)
MSB	2.700	04/01/2020	09/28/2020			(8,478)	(8,478)
MSC	2.700	04/01/2020	09/28/2020			(276,889)	(276,889)
	2.966	03/24/2020	06/22/2020			(142,735)	(142,829)
NOM	0.500	03/24/2020	04/20/2020			(580,538)	(580,602)
	0.940	03/12/2020	04/15/2020			(2,364,638)	(2,365,873)
	1.200	03/05/2020	TBD	(3)		(1,220)	(1,221)
	1.250	03/05/2020	TBD	(3)		(783)	(784)
NXN	0.880	03/13/2020	04/15/2020			(116,680)	(116,734)
	1.710	01/15/2020	04/13/2020			(36,644)	(36,778)
RCY	0.950	03/12/2020	04/15/2020			(2,847,710)	(2,849,213)
	1.250	03/17/2020	06/17/2020			(218,654)	(218,768)

28	See Accompanying Notes

March 31, 2020

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	1.500	03/31/2020	04/24/2020	$	(358,816)	$(358,831)
	1.740	02/20/2020	05/20/2020		(480,798)	(481,751)
RYL	0.000	03/17/2020	06/16/2020	EUR	(48,616)	(53,619)
	0.850	03/18/2020	06/16/2020	GBP	(73,170)	(90,913)
SAL	0.950	03/20/2020	04/22/2020	$	(344,553)	(344,662)
	1.050	03/26/2020	04/20/2020		(549,716)	(549,812)
SCX	0.900	03/20/2020	04/21/2020		(63,260)	(63,279)
	1.480	03/18/2020	04/09/2020		(5,575)	(5,578)
	1.730	03/23/2020	05/08/2020		(108,800)	(108,847)
	1.740	03/23/2020	05/08/2020		(541,480)	(541,716)
	2.500	03/27/2020	04/28/2020		(72,549)	(72,574)
SGY	0.750	03/11/2020	06/09/2020		(1,200,031)	(1,200,556)
	0.850	04/01/2020	06/22/2020		(1,434,438)	(1,434,438)
	1.330	03/04/2020	06/05/2020		(534,280)	(534,832)
	1.780	02/13/2020	05/08/2020		(568,637)	(569,987)
SOG	1.350	03/20/2020	05/08/2020		(1,102)	(1,102)
STR	0.120	03/31/2020	04/01/2020		(2,595,424)	(2,595,424)
	0.120	04/01/2020	04/02/2020		(2,545,777)	(2,545,777)
TDM	0.900	03/18/2020	04/17/2020		(94,406)	(94,439)
	1.750	02/20/2020	04/20/2020		(450,502)	(451,400)
	1.750	03/09/2020	04/20/2020		(185,406)	(185,613)
UAG	1.720	02/11/2020	04/15/2020		(474,691)	(475,825)
UBS	0.650	03/23/2020	05/22/2020		(99,526)	(99,542)
WFS	1.750	02/19/2020	04/20/2020		(947,100)	(949,034)
	1.750	03/24/2020	04/20/2020		(154,842)	(154,902)

Total Reverse Repurchase Agreements						$(41,512,908)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (4)
BPG	1.700%	01/24/2020	04/21/2020	$	(4,282)	$(4,296)
	1.700	01/27/2020	04/21/2020		(29,922)	(30,014)
	1.700	01/28/2020	04/21/2020		(16,790)	(16,841)
	1.700	01/30/2020	04/23/2020		(1,737)	(1,742)
	1.700	01/31/2020	04/21/2020		(2,204)	(2,210)
	1.700	02/07/2020	04/21/2020		(2,583)	(2,589)
	1.700	02/07/2020	04/22/2020		(8,885)	(8,908)
	1.700	02/14/2020	04/21/2020		(2,982)	(2,988)
	1.700	02/14/2020	04/22/2020		(8,427)	(8,446)
	1.700	02/14/2020	04/23/2020		(11,927)	(11,954)
	1.700	02/21/2020	04/23/2020		(201)	(201)
	1.700	03/09/2020	04/22/2020		(2,265)	(2,267)
	1.720	02/14/2020	04/13/2020		(130)	(130)
	1.720	02/21/2020	04/13/2020		(805)	(807)
	1.720	02/28/2020	04/13/2020		(112)	(112)
	1.720	03/03/2020	04/13/2020		(777)	(778)
	1.720	03/04/2020	04/13/2020		(226)	(227)
	1.720	03/06/2020	04/13/2020		(565)	(566)
	1.730	02/07/2020	04/03/2020		(1,550)	(1,554)
	1.730	02/13/2020	04/03/2020		(905)	(907)
	1.730	02/14/2020	04/03/2020		(5,315)	(5,327)
	1.730	02/28/2020	04/03/2020		(279)	(280)
	1.730	03/03/2020	04/03/2020		(155)	(156)
	1.730	03/03/2020	04/09/2020		(466)	(467)
	1.730	03/04/2020	04/09/2020		(453)	(453)
	1.730	03/06/2020	04/03/2020		(5,336)	(5,343)
	1.730	03/06/2020	04/09/2020		(1,489)	(1,491)
	1.740	02/21/2020	04/17/2020		(4,315)	(4,323)
	1.740	03/02/2020	04/17/2020		(30,798)	(30,843)
	1.740	03/03/2020	04/17/2020		(13,987)	(14,007)
	1.740	03/04/2020	04/17/2020		(453)	(453)
	1.740	03/09/2020	04/17/2020		(302)	(302)
	1.750	03/04/2020	04/03/2020		(40,742)	(40,798)
	1.750	03/06/2020	04/03/2020		(15,401)	(15,421)
	1.950	01/24/2020	05/18/2020		(20,951)	(21,028)
	1.950	01/27/2020	05/18/2020		(16,509)	(16,567)
MSC	0.960	03/13/2020	04/13/2020		(13,364)	(13,370)
	1.730	02/07/2020	05/04/2020		(1,136)	(1,139)
	1.730	02/13/2020	05/04/2020		(905)	(907)
	1.730	02/14/2020	05/04/2020		(1,167)	(1,169)
	1.730	02/18/2020	05/04/2020		(2,610)	(2,615)
	1.730	02/21/2020	05/04/2020		(5,651)	(5,662)
	1.730	03/06/2020	05/04/2020		(551)	(552)
	1.740	03/09/2020	05/13/2020		(2,718)	(2,721)
	1.830	02/14/2020	04/13/2020		(518)	(520)
	1.830	02/21/2020	04/13/2020		(9,043)	(9,061)
	1.850	03/04/2020	04/13/2020		(17,429)	(17,454)
	1.850	03/06/2020	04/13/2020		(3,861)	(3,866)
TDL	1.680	02/14/2020	04/06/2020		(30,725)	(30,794)
	1.680	03/04/2020	04/06/2020		(33,839)	(33,883)
	1.690	01/29/2020	04/15/2020		(5,692)	(5,709)
	1.690	01/31/2020	04/15/2020		(7,933)	(7,956)
	1.690	02/14/2020	04/14/2020		(2,982)	(2,988)

See Accompanying Notes	29

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (4)
	1.690	03/09/2020	04/14/2020	(1,057)	(1,058)
	1.690	03/09/2020	04/16/2020	(2,718)	(2,721)
	1.700	01/28/2020	04/13/2020	(549)	(550)
	1.700	02/07/2020	04/03/2020	(3,926)	(3,936)
	1.700	02/07/2020	04/13/2020	(1,343)	(1,346)
	1.700	02/14/2020	04/13/2020	(4,408)	(4,418)
	1.730	02/07/2020	04/03/2020	(930)	(932)
UBS	1.660	01/31/2020	01/29/2021	(485,863)	(487,245)
	1.660	02/28/2020	04/09/2020	(526,758)	(527,559)
	1.660	03/04/2020	04/09/2020	(136,153)	(136,329)
	1.700	02/07/2020	04/07/2020	(297,867)	(298,635)
	1.700	03/04/2020	04/07/2020	(353,430)	(353,897)
	1.710	02/13/2020	04/13/2020	(425,336)	(426,307)
	1.710	02/20/2020	04/13/2020	(20,558)	(20,598)
	1.710	03/03/2020	04/13/2020	(8,959)	(8,972)
	1.710	03/04/2020	04/13/2020	(242,663)	(242,986)
	1.710	03/19/2020	04/13/2020	(100,006)	(100,068)
	1.740	02/21/2020	04/20/2020	(550,831)	(551,896)
	1.740	03/04/2020	04/20/2020	(5,710)	(5,718)

Total Sale-Buyback Transactions					$(3,570,333)

SHORT SALES:
Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (5)
U.S. Government Agencies (12.6)%
Freddie Mac, TBA	4.000%	04/01/2050	88,800	$(93,695)	$(94,858)
Ginnie Mae, TBA	3.000	04/01/2050	44,550	(45,578)	(47,127)
Ginnie Mae, TBA	3.500	04/01/2050	3,000	(3,143)	(3,191)
Ginnie Mae, TBA	4.000	04/01/2050	186,000	(194,540)	(197,621)
Ginnie Mae, TBA	4.000	05/01/2050	196,425	(204,591)	(208,881)
Ginnie Mae, TBA	4.500	04/01/2050	682,887	(717,912)	(724,954)
Ginnie Mae, TBA	4.500	05/01/2050	237,606	(247,890)	(252,280)
Ginnie Mae, TBA	5.000	05/01/2050	340,500	(357,935)	(362,633)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2035	30,000	(31,120)	(31,375)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2050	419,256	(431,152)	(443,453)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2035	106,200	(111,651)	(111,759)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2050	5,231,725	(5,524,365)	(5,586,389)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2050	3,908,474	(4,171,836)	(4,172,212)
Uniform Mortgage-Backed Security, TBA	4.000	05/13/2050	55,000	(58,639)	(58,639)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2050	407,010	(432,486)	(438,108)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2050	1,015,245	(1,071,729)	(1,092,182)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2050	223,850	(242,178)	(241,749)
Uniform Mortgage-Backed Security, TBA	5.000	05/13/2050	269,400	(290,447)	(290,447)

Total U.S. Government Agencies				(14,230,887)	(14,357,858)

U.S. Treasury Obligations (0.2)%
U.S. Treasury Bonds	2.375%	11/15/2049	146,601	(182,137)	(184,418)

Total Short Sales (12.8)%				$(14,413,024)	$(14,542,276)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions (4)	Payable for Short Sales (5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (6)
Global/Master Repurchase Agreement
AZD	$0	$(846,207)	$0	$0	$(846,207)	$847,069	$862
BCY	0	(7,006)	0	0	(7,006)	8,101	1,095
BOM	0	(1,531,370)	0	0	(1,531,370)	1,519,025	(12,345)
BOS	142,684	(2,585,411)	0	0	(2,442,727)	2,545,922	103,195
BPS	0	(765,285)	0	0	(765,285)	947,382	182,097
BRC	0	(959,125)	0	0	(959,125)	1,444,941	485,816
BSN	0	(2,394,571)	0	0	(2,394,571)	2,449,807	55,236
CDC	0	(75,219)	0	0	(75,219)	82,125	6,906
CEW	0	(28,215)	0	0	(28,215)	32,553	4,338
CFR	0	(25,031)	0	0	(25,031)	26,368	1,337
CIB	0	(1,916,375)	0	0	(1,916,375)	1,960,208	43,833
CSN	0	(513,364)	0	0	(513,364)	528,863	15,499
DBL	0	(26,332)	0	0	(26,332)	28,999	2,667
DEU	904,222	(1,253,475)	0	0	(349,253)	388,830	39,577
FAR	0	(4,287,883)	0	0	(4,287,883)	4,447,638	159,755
FOB	0	(20,258)	0	0	(20,258)	21,475	1,217
GRE	0	(547,804)	0	0	(547,804)	538,649	(9,155)
GSC	0	(485,610)	0	0	(485,610)	499,252	13,642
IND	358,510	(1,468,581)	0	0	(1,110,071)	1,151,159	41,088
JML	0	(331,262)	0	0	(331,262)	223,940	(107,322)
JPS	184,716	(871,918)	0	0	(687,202)	719,411	32,209
MEI	0	(9,984)	0	0	(9,984)	10,186	202
MSB	0	(8,478)	0	0	(8,478)	11,480	3,002
MSC	0	(419,718)	0	0	(419,718)	589,674	169,956
NOM	1,756,006	(2,948,480)	0	0	(1,192,474)	1,286,203	93,729

30	See Accompanying Notes

March 31, 2020

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions (4)	Payable for Short Sales (5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (6)
NXN	0	(153,512)	0	0	(153,512)	152,353	(1,159)
RCY	0	(3,908,563)	0	0	(3,908,563)	3,994,804	86,241
RYL	0	(144,532)	0	0	(144,532)	150,410	5,878
SAL	0	(894,474)	0	0	(894,474)	923,788	29,314
SCX	0	(791,994)	0	0	(791,994)	796,971	4,977
SGY	0	(3,739,813)	0	0	(3,739,813)	3,803,549	63,736
SOG	0	(1,102)	0	0	(1,102)	1,158	56
STR	0	(5,141,201)	0	0	(5,141,201)	2,599,864	(2,541,337)
TDM	737,279	(731,452)	0	0	5,827	1,154	6,981
UAG	0	(475,825)	0	0	(475,825)	485,308	9,483
UBS	0	(99,542)	0	0	(99,542)	102,612	3,070
WFS	0	(1,103,936)	0	0	(1,103,936)	1,170,416	66,480
Master Securities Forward Transaction Agreement
BCY	0	0	0	(184,418)	(184,418)	0	(184,418)
BPG	0	0	(254,796)	0	(254,796)	261,547	6,751
BPS	0	0	0	0	0	(9,769)	(9,769)
MSC	0	0	(59,036)	0	(59,036)	61,192	2,156
NOM	0	0	0	0	0	1,315	1,315
TDL	0	0	(96,291)	0	(96,291)	100,701	4,410
TDM	0	0	0	0	0	(4,780)	(4,780)
UBS	0	0	(3,160,210)	0	(3,160,210)	3,171,343	11,133

Total Borrowings and Other Financing Transactions	$4,083,417	$(41,512,908)	$(3,570,333)	$(184,418)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$0	$(9,111)	$(142,829)	$(631,685)	$(783,625)
Corporate Bonds & Notes	0	(291,183)	(360,648)	(41,860)	(693,691)
Preferred Securities	0	0	0	(31,698)	(31,698)
Sovereign Issues	0	(156,049)	0	(57,827)	(213,876)
U.S. Government Agencies	0	(23,486,374)	(878,932)	0	(24,365,306)
U.S. Treasury Obligations	(2,595,424)	(2,771,881)	(4,322,443)	0	(9,689,748)

Total	$(2,595,424)	$(26,714,598)	$(5,704,852)	$(763,070)	$(35,777,944)
Sale-Buyback Transactions
U.S. Treasury Obligations	0	(3,030,727)	(52,361)	(487,245)	(3,570,333)

Total	$0	$(3,030,727)	$(52,361)	$(487,245)	$(3,570,333)

Total Borrowings	$(2,595,424)	$(29,745,325)	$(5,757,213)	$(1,250,315)	$(39,348,277)

Payable for reverse repurchase agreements and sale-buyback financing transactions (7)					$(39,348,277)

(o)	Securities with an aggregate market value of $44,794,844 and cash of $61,794 have been pledged as collateral under the terms of the above master agreements as of March 31, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2020 was $(31,619,185) at a weighted average interest rate of 2.206%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(8,545) of deferred price drop.
(5)	Payable for short sales includes $1,321 of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(7)	Unsettled reverse repurchase agreements liability of $(5,734,964) is outstanding at period end.

(p)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Euro-BTP Italy Government Bond June Futures	06/2020	4,604	$718,044	$(8,355)	$0	$ (12,034)

See Accompanying Notes	31

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2020	3	571	(1)	$3	$(4)
Euro-Buxl 30-Year Bond June Futures	06/2020	3	694	(27)	8	(15)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2020	974	216,106	9,483	0	(3,165)

				$1,100	$11	$(15,218)

SHORT FUTURES CONTRACTS
					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Australia Government 10-Year Bond June Futures	06/2020	11,965	$(1,108,446)	$1,441	$0	$(14,743)
U.S. Treasury 5-Year Note June Futures	06/2020	317	(39,739)	(1,548)	15	0
U.S. Treasury 30-Year Bond June Futures	06/2020	66	(11,818)	(445)	109	0
United Kingdom Long Gilt June Futures	06/2020	1,282	(216,865)	(813)	796	(637)

				$(1,365)	$920	$(15,380)

Total Futures Contracts				$(265)	$931	$(30,598)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES-BUY PROTECTION (1)

									Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Constellation Energy Group, Inc.	(1.000)%	Quarterly	06/20/2020	0.111%	$1,900	$(15)	$11	$(4)	$0	$0
Newell Brands, Inc.	(1.000)	Quarterly	06/20/2023	1.114	2,200	(28)	35	7	0	(4)
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	1.876	2,200	(303)	24	(279)	0	(58)

						$(346)	$70	$(276)	$0	$(62)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES-SELL PROTECTION (2)

									Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.115%	$25,200	$435	$(41)	$394	$0	$(2)
Bombardier, Inc.	5.000	Quarterly	06/20/2024	14.893	7,800	(44)	(1,840)	(1,884)	0	(38)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	14.503	2,400	(119)	(480)	(599)	0	(7)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	8.910	400	47	(81)	(34)	0	(6)
General Electric Co.	1.000	Quarterly	12/20/2020	1.362	19,400	30	(74)	(44)	0	(10)
General Electric Co.	1.000	Quarterly	12/20/2023	1.948	72,800	(1,215)	(1,199)	(2,414)	417	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.398	11,600	1,094	(364)	730	79	0

						$228	$(4,079)	$(3,851)	$496	$(63)

CREDIT DEFAULT SWAPS ON CREDIT INDICES-BUY PROTECTION (1)

								Variation Margin
Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
iTraxx Europe Main 32 5-Year Index	(1.000)%	Quarterly	12/20/2024	EUR 134,800	$(3,780)	$3,422	$(358)	$228	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES-SELL PROTECTION (2)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
CDX.EM-24 5-Year Index	1.000%	Quarterly	12/20/2020	$30,337	$66	$(118)	$(52)	$11	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	35,308	(816)	(942)	(1,758)	64	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	18,700	(651)	(852)	(1,503)	44	0

32	See Accompanying Notes

March 31, 2020

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	106,400	(4,736)	(4,876)	(9,612)	$298	$0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	228,350	(11,477)	(10,265)	(21,742)	879	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	698,300	(32,046)	(47,500)	(79,546)	2,322	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	92,300	(10,256)	(149)	(10,405)	89	(69)
CDX.HY-24 5-Year Index	5.000	Quarterly	06/20/2020	2,094,075	41,046	(73,708)	(32,662)	0	(1,180)
CDX.HY-25 5-Year Index	5.000	Quarterly	12/20/2020	2,160,059	71,671	(142,247)	(70,576)	0	(8,690)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	1,115,250	49,974	(116,110)	(66,136)	0	(14,818)

					$102,775	$(396,767)	$(293,992)	$3,707	$(24,757)

INTEREST RATE SWAPS

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023	BRL	1,691,200	$36	$5,179	$5,215	$120	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		1,313,100	0	4,087	4,087	93	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		436,900	0	1,399	1,399	31	0
Pay	3-Month CAD-Bank Bill	2.625	Semi-Annual	03/19/2027	CAD	172,700	9,232	4,108	13,340	0	(464)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		376,200	39,316	(3,384)	35,932	0	(1,019)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027		132,800	8,212	4,093	12,305	0	(347)
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029		34,700	3,971	1,171	5,142	0	(144)
Receive	3-Month CAD-Bank Bill	2.800	Semi-Annual	12/18/2043		289,300	(20,346)	(38,062)	(58,408)	4,747	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		22,000	(4,044)	(2,842)	(6,886)	406	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	$	134,100	(2,389)	(625)	(3,014)	0	(34)
Receive (6)	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		266,500	(2,953)	(522)	(3,475)	0	(229)
Receive (6)	3-Month USD-LIBOR	1.400	Semi-Annual	05/05/2024		850,000	140	(32,489)	(32,349)	0	(28)
Receive (6)	3-Month USD-LIBOR	1.400	Semi-Annual	06/19/2024		22,447,210	123,777	(994,017)	(870,240)	0	(5,319)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		396,400	(18,096)	(2,523)	(20,619)	0	(39)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		913,336	(85,022)	(7,986)	(93,008)	0	(85)
Receive (6)	3-Month USD-LIBOR	1.400	Semi-Annual	06/20/2025		310,030	(13,428)	(699)	(14,127)	72	0
Receive (6)	3-Month USD-LIBOR	1.500	Semi-Annual	06/19/2026		263,000	(800)	(14,315)	(15,115)	436	0
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		164,100	(903)	(12,672)	(13,575)	336	0
Receive	3-Month USD-LIBOR	1.560	Semi-Annual	02/05/2027		285,900	(550)	(18,004)	(18,554)	582	0
Receive	3-Month USD-LIBOR	1.510	Semi-Annual	02/12/2027		310,000	(1,093)	(18,014)	(19,107)	623	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		326,500	10,155	(36,314)	(26,159)	1,704	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		1,378,400	(16,392)	(120,123)	(136,515)	6,946	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/23/2030		143,300	(373)	(13,907)	(14,280)	809	0
Receive	3-Month USD-LIBOR	1.870	Semi-Annual	01/23/2030		143,300	(931)	(15,041)	(15,972)	812	0
Receive	3-Month USD-LIBOR	1.610	Semi-Annual	02/28/2030		142,900	(433)	(11,987)	(12,420)	803	0
Receive (6)	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		4,674,540	(300,954)	55,271	(245,683)	26,491	0
Receive (6)	3-Month USD-LIBOR	1.500	Semi-Annual	08/14/2030		1,688,000	13,790	(143,370)	(129,580)	10,746	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		115,200	(2,609)	(29,281)	(31,890)	3,309	0
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		115,400	(2,850)	(28,639)	(31,489)	3,304	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		142,650	(336)	(52,069)	(52,405)	4,314	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		264,830	(1,907)	(77,228)	(79,135)	7,785	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		367,470	(1,587)	(70,327)	(71,914)	10,339	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		1,680,610	(522,048)	135,086	(386,962)	47,903	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		758,540	(208,902)	60,107	(148,795)	21,302	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		41,500	(161)	(10,835)	(10,996)	1,200	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		893,800	(1,923)	(329,388)	(331,311)	27,410	0
Receive	3-Month ZAR-JIBAR	6.547	Quarterly	03/18/2023	ZAR	734,000	0	(964)	(964)	0	(234)
Receive	3-Month ZAR-JIBAR	6.845	Quarterly	03/18/2026		6,030,000	(1,075)	8,289	7,214	0	(8,029)
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		625,500	(1)	1,121	1,120	1,028	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		327,300	(1)	(588)	(589)	642	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD	3,175,400	195,330	10,378	205,708	980	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023		397,900	28,677	(1,070)	27,607	124	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023		462,900	35,562	6,677	42,239	365	0
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024		1,180,600	34,052	62,186	96,238	1,782	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	32,046	41,168	73,214	1,526	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(126)	2,280	2,154	91	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,525,200	9,736	138,269	148,005	6,143	0
Receive	6-Month EUR-EURIBOR	0.330	Annual	03/18/2022	EUR	16,625,500	(8,767)	2,250	(6,517)	0	(2,154)
Receive (6)	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		3,768,105	(5,197)	2,697	(2,500)	0	(765)
Receive	6-Month EUR-EURIBOR	0.260	Annual	03/18/2025		4,777,800	949	2,214	3,163	996	0
Receive (6)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		875,000	54	(3,780)	(3,726)	208	0

See Accompanying Notes	33

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive (6)	6-Month EUR-EURIBOR	0.135	Annual	07/24/2025		375,000	0	(1,784)	(1,784)	$102	$0
Receive (6)	6-Month EUR-EURIBOR	0.155	Annual	07/27/2025		600,000	0	(2,163)	(2,163)	165	0
Receive (6)	6-Month EUR-EURIBOR	0.230	Annual	07/29/2025		300,000	0	185	185	82	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029		2,407,190	207	176,493	176,700	0	(1,681)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		5,832,300	(10,230)	437,353	427,123	0	(4,142)
Pay	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029		4,913,200	24,293	336,203	360,496	0	(3,537)
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/05/2030		1,778,300	(1,949)	(1,318)	(3,267)	0	(1,923)
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/13/2030		889,000	(2,466)	738	(1,728)	0	(971)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		279,900	(3,880)	7,735	3,855	320	0
Receive (6)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		451,200	(19,829)	11,935	(7,894)	558	0
Receive (6)	6-Month EUR-EURIBOR	0.040	Annual	07/30/2030		120,000	0	(499)	(499)	156	0
Receive (6)	6-Month EUR-EURIBOR	0.040	Annual	07/31/2030		120,000	0	(497)	(497)	156	0
Receive (6)	6-Month EUR-EURIBOR	0.030	Annual	08/03/2030		120,000	0	(350)	(350)	157	0
Receive (6)	6-Month EUR-EURIBOR	0.010	Annual	08/04/2030		120,000	0	(79)	(79)	157	0
Receive (6)	6-Month EUR-EURIBOR	0.010	Annual	08/05/2030		120,000	0	(78)	(78)	157	0
Receive (6)	6-Month EUR-EURIBOR	0.060	Annual	08/07/2030		120,000	0	(747)	(747)	158	0
Receive (6)	6-Month EUR-EURIBOR	0.010	Annual	08/13/2030		120,000	0	(56)	(56)	158	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		87,300	10,496	(8,422)	2,074	0	(1,092)
Receive (6)	6-Month EUR-EURIBOR	0.250	Annual	06/17/2050		626,000	26,399	(40,592)	(14,193)	7,875	0
Receive (6)	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		2,646,671	11,447	(290,268)	(278,821)	34,595	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	923,675	2,905	(22,203)	(19,298)	0	(1,249)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		25,900	631	(2,076)	(1,445)	0	(92)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	77,889,000	(4,855)	(10,181)	(15,036)	0	(513)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026		83,970,000	(13,585)	11,820	(1,765)	0	(622)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028		5,540,000	0	(1,512)	(1,512)	0	(36)
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028		17,900,000	1,130	(5,319)	(4,189)	0	(117)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		18,490,000	10	(5,059)	(5,049)	0	(121)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		60,133,000	3,052	(17,068)	(14,016)	0	(398)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		36,330,000	3,225	(11,693)	(8,468)	0	(240)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,854,773,000	(86,333)	(606,136)	(692,469)	0	(17,384)
Pay	6-Month JPY-LIBOR	0.044	Semi-Annual	03/25/2030		51,060,000	0	1,035	1,035	698	0
Pay	6-Month JPY-LIBOR	0.016	Semi-Annual	03/26/2030		18,500,000	0	(100)	(100)	256	0
Pay	6-Month JPY-LIBOR	0.039	Semi-Annual	03/27/2030		33,870,000	0	560	560	470	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/31/2030		12,970,000	0	199	199	180	0
Pay (6)	6-Month JPY-LIBOR	0.036	Semi-Annual	04/02/2030		16,700,000	0	288	288	288	0
Pay (6)	6-Month JPY-LIBOR	0.039	Semi-Annual	04/02/2030		19,500,000	0	387	387	387	0
Pay	28-Day MXN-TIIE	8.320	Lunar	02/10/2021	MXN	10,000,000	48	9,107	9,155	448	0
Pay	28-Day MXN-TIIE	6.430	Lunar	03/22/2021		3,700,000	0	849	849	182	0
Pay	28-Day MXN-TIIE	8.300	Lunar	08/26/2021		10,500,000	0	15,639	15,639	833	0
Pay	28-Day MXN-TIIE	8.300	Lunar	02/10/2022		11,800,000	0	23,049	23,049	1,337	0
Receive	28-Day MXN-TIIE	6.580	Lunar	03/16/2022		6,000,000	0	(3,811)	(3,811)	0	(701)
Receive	28-Day MXN-TIIE	6.610	Lunar	03/16/2022		8,130,000	0	(5,361)	(5,361)	0	(951)
Receive	28-Day MXN-TIIE	6.620	Lunar	03/16/2022		2,960,000	0	(1,976)	(1,976)	0	(346)
Receive	28-Day MXN-TIIE	6.660	Lunar	03/16/2022		1,000,000	0	(700)	(700)	0	(117)
Pay	28-Day MXN-TIIE	6.150	Lunar	03/23/2022		1,600,000	0	491	491	189	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		538,600	0	1,189	1,189	100	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		936,700	0	2,073	2,073	176	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		1,673,100	(345)	4,076	3,731	331	0
Pay	28-Day MXN-TIIE	8.185	Lunar	02/10/2023		44,600,000	0	118,298	118,298	8,895	0
Receive	28-Day MXN-TIIE	6.475	Lunar	02/20/2023		2,060,000	0	(1,389)	(1,389)	0	(406)
Receive	28-Day MXN-TIIE	6.413	Lunar	03/09/2023		1,670,000	0	(994)	(994)	0	(335)
Receive	28-Day MXN-TIIE	6.420	Lunar	03/15/2023		5,235,000	0	(3,180)	(3,180)	0	(1,056)
Receive	28-Day MXN-TIIE	6.441	Lunar	03/15/2023		4,830,000	0	(3,056)	(3,056)	0	(974)
Receive	28-Day MXN-TIIE	6.498	Lunar	03/15/2023		2,000,000	0	(1,400)	(1,400)	0	(404)
Receive	28-Day MXN-TIIE	6.520	Lunar	03/15/2023		1,400,000	0	(1,016)	(1,016)	0	(283)
Receive	28-Day MXN-TIIE	6.543	Lunar	03/15/2023		3,400,000	0	(2,559)	(2,559)	0	(687)
Receive	28-Day MXN-TIIE	6.562	Lunar	03/15/2023		4,485,000	0	(3,482)	(3,482)	0	(906)
Receive	28-Day MXN-TIIE	6.590	Lunar	03/15/2023		2,060,000	0	(1,667)	(1,667)	0	(416)
Receive	28-Day MXN-TIIE	6.595	Lunar	03/15/2023		3,010,000	0	(2,453)	(2,453)	0	(608)
Pay	28-Day MXN-TIIE	6.960	Lunar	03/17/2023		4,350,000	0	5,432	5,432	886	0
Pay	28-Day MXN-TIIE	6.270	Lunar	03/21/2023		1,000,000	0	444	444	203	0
Pay	28-Day MXN-TIIE	6.360	Lunar	03/22/2023		100,000	0	55	55	20	0
Pay	28-Day MXN-TIIE	6.280	Lunar	03/23/2023		3,335,000	0	1,528	1,528	678	0
Pay	28-Day MXN-TIIE	6.022	Lunar	03/24/2023		5,800,000	0	887	887	1,176	0
Pay	28-Day MXN-TIIE	5.930	Lunar	03/27/2023		1,915,000	0	86	86	388	0
Pay (6)	28-Day MXN-TIIE	5.860	Lunar	03/29/2023		950,000	0	(25)	(25)	0	(25)

34	See Accompanying Notes

March 31, 2020

									Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	28-Day MXN-TIIE	6.380	Lunar	02/15/2024	1,320,000	0	(531)	(531)	$0	$(342)
Receive	28-Day MXN-TIIE	6.405	Lunar	02/16/2024	2,640,000	(275)	(885)	(1,160)	0	(685)
Receive	28-Day MXN-TIIE	6.410	Lunar	02/16/2024	2,100,000	0	(939)	(939)	0	(545)
Pay	28-Day MXN-TIIE	7.170	Lunar	03/15/2024	4,450,000	1,030	6,077	7,107	1,192	0
Pay	28-Day MXN-TIIE	6.620	Lunar	03/19/2024	1,450,000	0	1,104	1,104	386	0
Pay	28-Day MXN-TIIE	6.670	Lunar	03/20/2024	1,600,000	0	1,342	1,342	427	0
Receive	28-Day MXN-TIIE	6.377	Lunar	09/05/2024	1,180,000	0	(268)	(268)	0	(337)
Pay	28-Day MXN-TIIE	6.660	Lunar	09/05/2024	700,000	0	495	495	201	0
Pay	28-Day MXN-TIIE	6.730	Lunar	09/05/2024	1,870,000	0	1,543	1,543	538	0
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025	6,500,000	0	22,569	22,569	2,043	0
Receive	28-Day MXN-TIIE	6.388	Lunar	02/12/2025	1,070,000	0	(53)	(53)	0	(322)
Receive	28-Day MXN-TIIE	6.393	Lunar	02/12/2025	1,070,000	0	(62)	(62)	0	(322)
Receive	28-Day MXN-TIIE	6.395	Lunar	02/12/2025	1,075,000	0	(67)	(67)	0	(324)
Receive	28-Day MXN-TIIE	6.408	Lunar	02/12/2025	1,530,000	0	(131)	(131)	0	(461)
Receive	28-Day MXN-TIIE	6.623	Lunar	03/12/2025	1,750,000	0	(800)	(800)	0	(537)
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026	8,240,000	39,077	(6,187)	32,890	2,965	0
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027	20,000,000	0	80,810	80,810	7,825	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027	1,364,100	(13)	(4,214)	(4,227)	0	(573)
Receive (6)	28-Day MXN-TIIE	6.500	Lunar	12/21/2027	8,700,000	360	7,252	7,612	0	(3,387)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027	25,700	0	(80)	(80)	0	(11)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027	622,900	0	(1,618)	(1,618)	0	(261)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027	31,300	0	(91)	(91)	0	(13)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028	799,900	6	(2,591)	(2,585)	0	(340)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028	606,400	154	(2,147)	(1,993)	0	(258)
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034	1,750,000	0	10,958	10,958	1,254	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037	64,600	255	(271)	(16)	0	(53)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038	1,486,300	1,408	(6,682)	(5,274)	0	(1,291)

						$(698,789)	$(1,331,637)	$(2,030,426)	$276,256	$(71,285)

Total Swap Agreements						$(599,912)	$(1,728,991)	$(2,328,903)	$280,687	$(96,167)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$931	$280,818	$281,749	$0	$(30,598)	$(96,167)	$(126,765)

(q)

Securities with an aggregate market value of $2,146,522 and cash of $1,314,977 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2020.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $131 for closed swap agreements is outstanding at period end.
(r)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	06/2020	CNH	9,549	$	1,354	$9	$0
BOA	04/2020	MXN	535,581		24,752	2,211	0
	04/2020	RUB	10,321,932		163,129	31,600	0
	04/2020	TRY	182,132		27,711	263	0
	04/2020	$	91,381	JPY	9,826,500	7	0
	04/2020		2,273	ZAR	39,631	0	(59)
	04/2020	ZAR	1,893,493	$	126,268	20,465	0
	05/2020	MXN	1,500,000		79,794	17,016	0
	05/2020	$	33,244	EUR	30,099	7	0
	05/2020		49,583	MXN	963,775	0	(9,148)

See Accompanying Notes	35

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	06/2020	MXN	3,000,000	$	159,288	$34,001	$0
	06/2020	$	102,436	CNH	718,801	0	(1,181)
	06/2020		39,305	IDR	568,078,175	0	(4,904)
	06/2020		115,908	INR	8,539,488	0	(4,856)
	08/2020		114,690	ZAR	1,944,951	0	(7,783)
	08/2020	ZAR	395,690	$	25,907	4,153	0
	10/2020		1,124,861		75,590	14,207	0
	11/2020		1,315,198		85,191	13,579	0
	02/2021		1,216,261		77,784	12,101	0
BPS	04/2020	BRL	103,184		20,534	676	0
	04/2020	CAD	20,454		14,661	263	(136)
	04/2020	CHF	152		159	1	0
	04/2020	EUR	6,021,433		6,655,312	14,277	0
	04/2020	GBP	252,123		326,956	13,794	0
	04/2020	MXN	7,171,749		348,988	47,144	0
	04/2020	NZD	331,799		209,722	11,737	0
	04/2020	TRY	774,432		122,281	5,621	0
	04/2020	$	4,295	AUD	6,590	0	(241)
	04/2020		19,848	BRL	103,184	10	0
	04/2020		4,811	CAD	6,877	92	(16)
	04/2020		666,119	EUR	599,422	1,699	(6,716)
	04/2020		572,412	GBP	475,867	23,339	(4,676)
	04/2020		13,793	JPY	1,516,500	310	0
	04/2020		712,266	MXN	16,201,850	5,272	(36,225)
	04/2020		16,149	RUB	1,000,000	0	(3,406)
	04/2020		45,165	TRY	278,925	0	(3,158)
	04/2020		2,235	ZAR	35,429	0	(255)
	04/2020	ZAR	95,502	$	6,161	824	0
	05/2020	$	20,500	BRL	103,184	0	(684)
	05/2020		1,725	CAD	2,453	19	0
	05/2020		80,104	MXN	2,000,000	3,806	0
	06/2020		115,144	IDR	1,632,166,772	0	(16,306)
	06/2020		102,912	INR	7,447,236	0	(6,064)
	06/2020		52,036	MXN	1,000,000	0	(10,384)
	07/2020	BRL	1,647,402	$	397,340	82,035	0
	07/2020	$	32,681	DKK	220,370	0	(19)
	08/2020		62,629	ZAR	1,123,996	0	(762)
	08/2020	ZAR	1,444,111	$	94,564	15,052	0
	11/2020		2,607,003		166,768	24,880	0
BRC	04/2020	BRL	204,990		40,818	1,368	0
	04/2020	GBP	400,000		511,633	14,793	0
	04/2020	JPY	19,506,915		177,471	0	(3,947)
	04/2020	$	39,431	BRL	204,990	20	0
	04/2020		7,196	EUR	6,445	0	(88)
	04/2020		202,785	GBP	164,570	1,627	0
	04/2020		238,991	MXN	5,698,415	500	(132)
	04/2020		2,795	ZAR	46,691	0	(186)
	05/2020	EUR	1,284,763	$	1,411,087	0	(7,679)
	05/2020	$	40,749	BRL	204,990	0	(1,383)
	06/2020		3,124	CNH	21,800	0	(53)
	07/2020	ZAR	1,465,500	$	99,610	18,860	0
	11/2020	$	72,791	ZAR	1,248,070	0	(4,834)
BSH	05/2020	MXN	2,000,000	$	106,250	22,547	0
	06/2020		1,000,000		52,168	10,491	0
	07/2020	BRL	4,731,716		1,125,391	219,764	0
	07/2020	$	1,633,196	BRL	7,956,173	0	(110,425)
	10/2020	BRL	5,420,000	$	1,267,579	235,414	0
	10/2020	$	1,500,273	BRL	7,589,836	0	(54,892)
CBK	04/2020	BRL	25,407	$	4,887	0	(2)
	04/2020	CAD	174,863		131,035	6,780	0
	04/2020	EUR	194,039		220,742	6,736	0
	04/2020	GBP	387,461		469,745	6,989	(18,510)
	04/2020	JPY	25,431,900		236,712	191	0
	04/2020	MXN	15,805,463		697,862	32,752	0
	04/2020	PEN	58,667		17,399	315	0
	04/2020	RUB	10,530,641		165,943	31,754	0
	04/2020	$	42,864	AUD	71,085	1,352	(492)
	04/2020		5,669	BRL	25,407	0	(779)
	04/2020		121,650	CAD	171,526	235	0
	04/2020		873,322	EUR	803,367	13,219	(508)
	04/2020		304,879	GBP	251,047	7,318	(371)
	04/2020		406,828	JPY	44,229,400	4,513	0
	04/2020		392,074	MXN	9,744,179	21,758	(3,737)
	04/2020		112,431	NZD	187,095	0	(792)
	04/2020		10,511	PEN	35,738	0	(100)
	04/2020		305,769	RUB	18,993,561	0	(63,739)
	04/2020		278	TRY	1,716	0	(19)
	04/2020	ZAR	465,043	$	30,911	4,926	0
	05/2020	CAD	171,526		121,691	0	(240)
	05/2020	MXN	1,827,651		92,835	16,157	0
	05/2020	NZD	187,095		112,395	784	0
	05/2020	PEN	566,700		167,766	2,894	0
	05/2020	$	4,183	AUD	6,803	2	0
	05/2020		170,890	MXN	3,321,715	0	(31,528)
	06/2020		13,965	INR	1,045,667	0	(366)
	06/2020		252,291	MXN	4,842,478	0	(50,586)

36	See Accompanying Notes

March 31, 2020

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	06/2020		6,497	RUB	518,291	$71	$0
	07/2020	BRL	1,907,242	$	458,199	93,163	0
	07/2020	PEN	275,454		79,208	0	(727)
	08/2020		35,738		10,463	99	0
	08/2020	ZAR	1,323,560		86,114	13,295	0
	10/2020	BRL	1,080,000		254,597	48,926	0
	10/2020	$	26,668	ZAR	482,350	0	(347)
	11/2020		69,517		1,193,339	0	(4,588)
	01/2021	ZAR	2,336,789	$	155,140	28,847	0
DUB	04/2020	BRL	3,062,604		596,418	7,013	0
	04/2020	PEN	155,608		44,303	0	(1,016)
	04/2020	$	624,052	BRL	3,062,604	199	(34,846)
	05/2020		595,640		3,062,604	0	(7,495)
FBF	06/2020		144,472	IDR	2,001,662,604	0	(23,258)
GLM	04/2020	BRL	3,933,604	$	774,041	17,010	0
	04/2020	GBP	400,000		510,911	14,070	0
	04/2020	MXN	722,216		32,711	2,354	0
	04/2020	NZD	231,573		144,469	6,290	0
	04/2020	RUB	31,034,867		489,326	93,898	(41)
	04/2020	TRY	1,028,538		162,571	7,598	0
	04/2020	$	26,827	AUD	44,036	260	0
	04/2020		784,158	BRL	3,933,604	300	(27,428)
	04/2020		1,621	CAD	2,221	0	(43)
	04/2020		121,551	EUR	112,493	2,517	0
	04/2020		228,896	GBP	182,226	0	(2,553)
	04/2020		430,494	MXN	9,376,180	5,340	(41,509)
	04/2020		589,201	RUB	36,715,928	0	(121,338)
	04/2020		5,110	ZAR	89,285	0	(121)
	05/2020	AUD	44,036	$	26,831	0	(260)
	05/2020	NZD	32,214		19,203	0	(15)
	05/2020	PEN	49,293		13,921	0	(407)
	05/2020	$	704,552	BRL	3,588,528	0	(15,407)
	05/2020		102,931	MXN	2,000,000	0	(19,022)
	05/2020		19,953	RUB	1,577,437	114	0
	06/2020		115,052	CLP	92,093,278	0	(7,272)
	06/2020		58,791	INR	4,393,429	0	(1,657)
	06/2020		3,604	MXN	69,149	0	(724)
HUS	04/2020	BRL	354,915	$	68,968	689	(25)
	04/2020	GBP	61,883		72,922	0	(3,943)
	04/2020	MXN	576,144		25,125	955	(77)
	04/2020	NZD	604,808		378,652	17,763	0
	04/2020	$	78,870	BRL	354,915	0	(10,566)
	04/2020		4,220	CAD	5,834	0	(75)
	04/2020		142,638	EUR	131,053	1,900	0
	04/2020		40,666	GBP	34,261	1,890	0
	04/2020		514,631	MXN	12,084,414	2,698	(9,233)
	04/2020		166,641	ZAR	2,610,031	0	(20,801)
	05/2020	MXN	1,205,000	$	64,046	13,615	0
	05/2020	NZD	716,167		429,187	1,957	0
	05/2020	$	18,710	BRL	93,767	0	(703)
	05/2020		14,106	GBP	11,394	57	0
	05/2020		2,386	MXN	46,816	0	(422)
	06/2020	CNH	2,102,973	$	300,262	4,025	0
	06/2020	INR	107,471		1,399	1	0
	06/2020	MXN	326,751		15,509	1,889	0
	06/2020	$	203,236	CNH	1,425,211	0	(2,472)
	06/2020		116	HKD	900	0	0
	06/2020		120,939	IDR	1,743,214,746	0	(15,376)
	06/2020		130,743	MXN	2,952,381	0	(7,445)
IND	04/2020		2,190	ZAR	35,348	0	(215)
JPM	04/2020	BRL	147,596	$	28,391	0	(14)
	04/2020	MXN	3,509,840		154,382	6,660	0
	04/2020	$	32,862	BRL	147,596	0	(4,457)
	04/2020		4,445	EUR	3,979	0	(56)
	04/2020		305,925	GBP	240,366	0	(7,366)
	04/2020		131,123	MXN	2,500,000	0	(25,904)
	04/2020		327,038	NZD	539,586	0	(5,067)
	04/2020		4,846	RUB	300,000	0	(1,023)
	04/2020		299,976	TRY	1,850,687	0	(21,131)
	04/2020		1,465	ZAR	23,590	0	(147)
	04/2020	ZAR	505,312	$	30,250	2,015	0
	05/2020	$	223,442	MXN	5,049,126	0	(12,128)
	06/2020	MXN	5,962,107	$	306,885	58,549	0
	06/2020	$	30,340	INR	2,238,182	0	(1,233)
	06/2020		10,385	MXN	198,485	0	(2,112)
	07/2020	BRL	774,816	$	185,669	37,373	0
	07/2020	$	234,508	BRL	1,105,003	0	(23,016)
	10/2020	BRL	1,089,836	$	253,657	46,112	0
	10/2020	ZAR	1,124,861		75,299	13,916	0
MYI	04/2020	AUD	78,060		51,348	3,334	0
	04/2020	BRL	1,626,914		312,946	0	(157)
	04/2020	GBP	2,069,575		2,668,008	97,388	0
	04/2020	NZD	540,163		341,657	19,342	0
	04/2020	TRY	94,274		14,858	660	0
	04/2020	$	366,934	BRL	1,626,914	0	(53,832)
	04/2020		138,179	NZD	229,655	0	(1,144)

See Accompanying Notes	37

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	04/2020		43,367	TRY	267,621	$0	$(3,050)
	04/2020		9,346	ZAR	153,548	0	(766)
	04/2020	ZAR	4,677,528	$	306,684	45,319	0
	05/2020	GBP	500,000		623,083	1,598	0
	05/2020	NZD	229,656		138,166	1,165	0
	05/2020	$	1,384	SEK	13,255	0	(43)
RBC	04/2020		6,419	CAD	8,859	0	(124)
RYL	04/2020		33,070	DKK	220,370	0	(514)
	04/2020		3,788	GBP	3,223	215	0
	05/2020	MXN	472,500	$	25,121	5,346	0
	05/2020	$	6,452	MXN	126,562	0	(1,142)
SCX	04/2020	AUD	46,161	$	30,104	1,711	0
	04/2020	BRL	73,660		14,169	0	(7)
	04/2020	GBP	514,829		657,580	18,111	0
	04/2020	$	1,603	AUD	2,510	0	(59)
	04/2020		16,431	BRL	73,660	0	(2,255)
	04/2020		12,928	GBP	10,883	590	0
	04/2020		15,954	MXN	375,458	0	(183)
	05/2020	GBP	900,000	$	1,116,110	0	(2,563)
	05/2020	$	98,660	JPY	10,633,585	395	0
	05/2020		1,937	RUB	152,814	7	0
	06/2020		459,395	IDR	6,396,844,030	0	(72,024)
	06/2020		554,011	INR	40,046,425	0	(33,227)
	08/2020		27,601	ZAR	488,367	0	(732)
	08/2020	ZAR	1,926,672	$	124,499	18,656	0
	02/2021		2,121,130		135,854	21,481	0
SOG	04/2020	GBP	2,451,415		3,165,374	120,471	0
	04/2020	$	1,255	RUB	97,372	0	(13)
	04/2020	ZAR	12,385	$	706	14	0
	05/2020	$	5,722	RUB	447,599	0	(28)
	06/2020		14,653		1,141,634	0	(191)
SSB	04/2020	GBP	639,497	$	817,271	22,952	0
	04/2020	$	610,558	BRL	2,691,620	0	(92,550)
	04/2020		12,101	GBP	10,104	449	0
	05/2020	EUR	3,150,000	$	3,459,622	0	(18,930)
	05/2020	GBP	4,592,836		5,683,962	0	(24,797)
	05/2020	$	6,077	GBP	4,899	13	0
	06/2020		16,697	INR	1,208,699	0	(978)
	11/2020		10,550	ZAR	191,887	0	(109)
TOR	04/2020	BRL	664,504	$	127,821	0	(64)
	04/2020	$	147,882	BRL	664,504	0	(19,997)
UAG	04/2020	GBP	400,000	$	511,721	14,881	0
	04/2020	RUB	6,276,196		93,583	13,871	(264)
	04/2020	$	86,499	MXN	2,130,197	3,072	0
	04/2020		2,147	NZD	3,626	16	0
	04/2020		587,238	RUB	36,982,436	376	(116,334)
	05/2020	EUR	123,950	$	136,310	0	(568)
	05/2020	NZD	3,626		2,147	0	(16)
	05/2020	$	160,250	MXN	4,000,000	7,569	0
	06/2020		24,272	INR	1,784,356	0	(1,067)
	06/2020		9,332	MXN	178,746	0	(1,887)
	06/2020		11,955	RUB	970,437	327	0
	08/2020		19,098	ZAR	342,030	0	(280)

Total Forward Foreign Currency Contracts						$2,057,286	$(1,407,343)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900%	06/17/2020	1,126,100	$(1,013)	$(746)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	1,080,100	(1,091)	(831)

Total Written Options						$(2,104)	$(1,577)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES—BUY PROTECTION (2)

									Swap Agreements, at Value(6)
Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020 (4)	Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	1.806%	EUR 5,300	$72	$121	$193	$0
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.806	20,000	169	561	730	0
GST	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.806	10,000	90	275	365	0
JPM	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.806	40,000	370	1,090	1,460	0

							$701	$2,047	$2,748	$0

38	See Accompanying Notes

March 31, 2020

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES—SELL PROTECTION (3)

										Swap Agreements, at Value (6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020 (4)	Notional Amount (5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	Quarterly	06/20/2020	1.317%	$	6,300	$(952)	$950	$0	$(2)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979		46,910	(3,714)	3,736	22	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241		21,600	(841)	759	0	(82)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.767		11,600	(1,179)	801	0	(378)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617		15,000	(825)	(356)	0	(1,181)
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895		93,600	(1,733)	(1,245)	0	(2,978)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		43,200	(699)	(1,035)	0	(1,734)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	2.608		4,200	(584)	553	0	(31)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	3.077		3,500	(980)	894	0	(86)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	3.440		1,100	(169)	124	0	(45)
BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395		21,450	2,432	(18,149)	0	(15,717)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768		36,800	435	(27,445)	0	(27,010)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	3.077		27,700	(7,297)	6,615	0	(682)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298		10,700	(970)	(411)	0	(1,381)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.944		87,800	444	(281)	163	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979		63,750	(5,055)	5,086	31	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241		25,000	(923)	828	0	(95)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.767		19,860	(2,138)	1,491	0	(647)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645		77,200	(4,906)	3,401	0	(1,505)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063		15,400	(1,086)	557	0	(529)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617		15,200	(930)	(267)	0	(1,197)
CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768		41,116	1,101	(31,279)	0	(30,178)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.030		7,600	(385)	143	0	(242)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474		89,500	(1,546)	(4,284)	0	(5,830)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	1.536		63,400	(338)	(549)	0	(887)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918		14,900	(152)	(397)	0	(549)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	2.091		49,600	195	(2,608)	0	(2,413)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001		52,700	(852)	(1,264)	0	(2,116)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979		18,390	(1,472)	1,481	9	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.767		26,300	(2,281)	1,424	0	(857)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	1.202		300	1	(2)	0	(1)
	Shire Acquisitions Investments Ireland DAC	1.000	Quarterly	12/20/2021	0.199	EUR	18,200	(676)	964	288	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617	$	11,100	(556)	(318)	0	(874)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395		29,750	3,395	(25,194)	0	(21,799)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768		34,300	1,804	(26,979)	0	(25,175)
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	1.620		700	0	(11)	0	(11)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298		3,000	(283)	(104)	0	(387)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063		19,100	(1,327)	671	0	(656)
FBF	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395		24,950	2,925	(21,206)	0	(18,281)
GST	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395		32,900	3,715	(27,822)	0	(24,107)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768		35,000	1,794	(27,483)	0	(25,689)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301		6,900	(222)	(136)	0	(358)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.474		87,700	(1,365)	(4,348)	0	(5,713)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.804		99,050	(1,483)	(1,354)	0	(2,837)
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	06/20/2020	1.317		7,300	(1,106)	1,103	0	(3)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.754		18,600	(164)	(270)	0	(434)

See Accompanying Notes	39

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

									Swap Agreements, at Value (6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020 (4)	Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	50,850	(949)	(669)	$0	$(1,618)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	43,000	(358)	(1,890)	0	(2,248)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	2.608	9,600	(1,401)	1,331	0	(70)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	3.077	30,407	(8,279)	7,531	0	(748)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	3.440	21,800	(3,761)	2,879	0	(882)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298	1,900	(176)	(69)	0	(245)
	Russia Government International Bond	1.000	Quarterly	06/20/2020	0.857	2,700	(368)	370	2	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979	10,800	(821)	826	5	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.442	76,300	(1,669)	792	0	(877)
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.825	354,800	2,224	(15,308)	0	(13,084)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645	9,400	(601)	418	0	(183)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	62,300	(4,361)	2,222	0	(2,139)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757	15,800	(816)	(678)	0	(1,494)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395	32,000	3,576	(27,023)	0	(23,447)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	42,300	1,128	(32,175)	0	(31,047)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	2.184	14,500	(459)	(149)	0	(608)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.301	127,400	(3,727)	(2,881)	0	(6,608)
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	1.362	9,285	(141)	70	0	(71)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.918	12,600	(36)	(429)	0	(465)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	140,750	(2,125)	(2,354)	0	(4,479)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	2.608	3,140	(445)	422	0	(23)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	3.077	13,900	(4,157)	3,815	0	(342)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	9.298	6,600	(605)	(247)	0	(852)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979	26,370	(2,048)	2,061	13	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.442	13,100	(59)	(92)	0	(151)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.767	14,861	(2,032)	1,548	0	(484)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645	26,700	(1,655)	1,135	0	(520)
JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	208.768	5,500	39	(4,076)	0	(4,037)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.895	148,400	(3,049)	(1,673)	0	(4,722)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	2.001	20,700	(335)	(496)	0	(831)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	3.440	7,400	(1,201)	901	0	(300)
	Russia Government International Bond	1.000	Quarterly	09/20/2020	0.870	34,600	(3,812)	3,845	33	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979	37,800	(4,481)	4,499	18	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.241	34,400	(1,340)	1,209	0	(131)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	11,600	(819)	421	0	(398)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	3.617	154,200	(9,595)	(2,545)	0	(12,140)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757	91,000	(5,032)	(3,575)	0	(8,607)
MYC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	217.395	56,000	6,217	(47,249)	0	(41,032)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	2.175	294,400	(1,793)	(13,601)	0	(15,394)
	Pioneer Natural Resources Co.	1.000	Quarterly	12/20/2020	0.666	1,400	(150)	154	4	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.944	13,000	62	(38)	24	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.979	9,100	(1,126)	1,130	4	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.513	424,900	(8,072)	1,357	0	(6,715)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	7,600	(534)	273	0	(261)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	3.484	175,400	(3,681)	(7,543)	0	(11,224)
NGF	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	1.202	26,500	107	(216)	0	(109)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	2.645	9,700	(597)	408	0	(189)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	39,700	(2,847)	1,484	0	(1,363)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	3.757	23,400	(1,213)	(1,000)	0	(2,213)

40	See Accompanying Notes

March 31, 2020

									Swap Agreements, at Value (6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2020 (4)	Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.397	19,300	1,130	(896)	$234	$0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	3.063	800	(59)	31	0	(28)

							$(107,250)	$(318,956)	$850	$(427,056)

CREDIT DEFAULT SWAPS ON CREDIT INDICES—SELL PROTECTION (3)

								Swap Agreements, at Value (6)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$38,691	$(21,715)	$20,606	$0	$(1,109)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,592	(2,596)	1,968	0	(628)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	175,786	(4,905)	4,935	30	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	8,000	(19)	(103)	0	(122)
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	6,586	(1,552)	1,130	0	(422)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	12,167	(6,874)	6,525	0	(349)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	11,638	(414)	416	2	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,400	(592)	311	0	(281)
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	2,407	89	(62)	27	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	13,610	(6,635)	5,755	0	(880)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	93,441	(52,584)	49,906	0	(2,678)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	46,553	(1,942)	1,950	8	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	1,684	0	(136)
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	17,034	(9,581)	9,093	0	(488)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	15,326	(8,664)	6,568	0	(2,096)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	326	0	(680)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	148,040	(4,048)	4,073	25	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	190,964	(8,674)	8,583	0	(91)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	595,300	(38,483)	36,859	0	(1,624)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	10,000	(1,005)	941	0	(64)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	10,000	(208)	55	0	(153)
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	25,442	(22,613)	15,875	0	(6,738)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	550	(436)	345	0	(91)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	114,490	(64,353)	61,072	0	(3,281)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	89,545	(49,337)	37,093	0	(12,244)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	27,200	(190)	(573)	0	(763)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	261,547	(8,515)	8,559	44	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	198,603	(6,044)	5,950	0	(94)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	168,800	(8,696)	8,235	0	(461)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	62,300	(1,438)	1,036	0	(402)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	20,000	(415)	110	0	(305)
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	11,819	(2,600)	1,843	0	(757)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	59,009	(23,256)	21,565	0	(1,691)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,592	(1,602)	974	0	(628)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	416,750	(5,102)	531	0	(4,571)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	5,000	(8)	(132)	0	(140)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	230,351	(7,192)	7,231	39	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	115,790	(4,203)	4,148	0	(55)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	66,000	(3,451)	3,271	0	(180)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	196,700	(8,388)	7,118	0	(1,270)
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	20,000	(1,505)	553	0	(952)
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	854	(359)	133	0	(226)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	150	(91)	66	0	(25)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	28	0	(56)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	2,005	0	(3,502)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	99,901	(4,500)	4,453	0	(47)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	588,800	(35,350)	33,743	0	(1,607)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300,000	(2,684)	748	0	(1,936)
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	9,325	(1,893)	1,296	0	(597)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	7,593	(307)	308	1	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	48,461	(2,548)	2,525	0	(23)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	9,046	0	(397)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	158,400	(12,402)	11,380	0	(1,022)
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	91,597	(11,679)	5,812	0	(5,867)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	19,467	(10,926)	10,368	0	(558)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	11,480	(6,491)	4,921	0	(1,570)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	481	0	(892)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	164,799	(4,587)	4,615	28	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	126,117	(4,318)	4,258	0	(60)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	4,333	0	(177)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,000	(895)	837	0	(58)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,700	(682)	396	0	(286)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	259,500	(3,786)	940	0	(2,846)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	98,300	(134)	(2,622)	0	(2,756)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	1,852	16	(16)	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	118,279	1,456	(1,512)	0	(56)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,144	0	(112)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,700	99	(149)	0	(50)
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	53,536	(1,955)	1,964	9	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,272	(814)	805	0	(9)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	2,960	0	(142)

						$(523,677)	$452,589	$213	$(71,301)

See Accompanying Notes	41

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

INTEREST RATE SWAPS

										Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX (7)	2.445%	Quarterly	06/17/2025	CNY	1,343,422	$0	$1,549	$1,549	$0
	Pay	3-Month CNY-CNREPOFIX (7)	2.460	Quarterly	06/17/2025		344,000	0	431	431	0
	Pay	3-Month CNY-CNREPOFIX (7)	2.530	Quarterly	06/17/2025		1,025,305	0	1,767	1,767	0
BRC	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	97,200	(138)	5,742	5,604	0
	Pay	6-Month EUR-EURIBOR	0.280	Annual	08/13/2030	EUR	750,000	(219)	(2,366)	0	(2,585)
CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025	CNY	407,000	0	1,690	1,690	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		406,400	0	1,701	1,701	0
DUB	Pay	3-Month USD-LIBOR	3.850	Semi-Annual	07/13/2022	$	10,000,000	1,050	111,132	112,182	0
GLM	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	07/06/2022		10,000,000	(13,400)	120,283	106,883	0
	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	145,800	(205)	8,612	8,407	0
	Pay	6-Month EUR-EURIBOR	0.310	Annual	07/31/2030	EUR	750,000	0	(1,524)	0	(1,524)
	Pay	6-Month EUR-EURIBOR	0.300	Annual	08/03/2030		750,000	(66)	(1,713)	0	(1,779)
	Pay	6-Month EUR-EURIBOR	0.300	Annual	08/05/2030		750,000	(72)	(1,837)	0	(1,909)
	Pay	6-Month EUR-EURIBOR	0.320	Annual	08/07/2030		750,000	(55)	(1,486)	0	(1,541)
MYC	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	06/29/2022	$	10,000,000	(4,665)	161,799	157,134	0
	Pay	6-Month EUR-EURIBOR	0.030	Annual	07/24/2025	EUR	1,500,000	294	495	789	0
	Pay	6-Month EUR-EURIBOR	0.000	Annual	07/27/2025		3,000,000	249	(218)	31	0
	Receive	6-Month EUR-EURIBOR	0.050	Annual	07/29/2025		1,500,000	(110)	(1,157)	0	(1,267)
	Pay	6-Month EUR-EURIBOR	0.310	Annual	07/30/2030		750,000	(132)	(1,351)	0	(1,483)
	Pay	6-Month EUR-EURIBOR	0.300	Annual	08/04/2030		750,000	(117)	(1,692)	0	(1,809)
UAG	Pay	3-Month CNY-CNREPOFIX	2.833	Quarterly	01/23/2025	CNY	424,000	0	1,725	1,725	0
	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	8,879	8,777	0

								$(17,688)	$412,461	$408,670	$(13,897)

Total Swap Agreements								$(647,914)	$548,141	$412,481	$(512,254)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (8)
AZD	$9	$0	$3,747	$3,756	$0	$0	$0	$0	$3,756	$(2,510)	$1,246
BOA	149,610	0	245	149,855	(27,931)	0	(3,502)	(31,433)	118,422	(121,937)	(3,515)
BPS	250,851	0	0	250,851	(89,048)	0	(4,874)	(93,922)	156,929	(141,100)	15,829
BRC	37,168	0	5,827	42,995	(18,302)	0	(52,400)	(70,702)	(27,707)	24,179	(3,528)
BSH	488,216	0	0	488,216	(165,317)	0	0	(165,317)	322,899	(336,038)	(13,139)
CBK	343,076	0	4,426	347,502	(177,431)	0	(47,641)	(225,072)	122,430	(108,648)	13,782
DUB	7,212	0	112,207	119,419	(43,357)	0	(53,224)	(96,581)	22,838	(35,439)	(12,601)
FBF	0	0	44	44	(23,258)	0	(42,660)	(65,918)	(65,874)	69,091	3,217
GLM	149,751	0	115,290	265,041	(237,797)	0	(6,753)	(244,550)	20,491	(12,561)	7,930
GST	0	0	411	411	0	(1,577)	(92,973)	(94,550)	(94,139)	101,210	7,071
HUS	47,439	0	13	47,452	(71,138)	0	(69,097)	(140,235)	(92,783)	113,063	20,280
IND	0	0	0	0	(215)	0	0	(215)	(215)	0	(215)
JPM	164,625	0	1,511	166,136	(103,654)	0	(31,473)	(135,127)	31,009	(33,240)	(2,231)
JPS	0	0	0	0	0	0	(7,092)	(7,092)	(7,092)	9,856	2,764
MEI	0	0	1	1	0	0	(2,039)	(2,039)	(2,038)	5,212	3,174
MYC	0	0	158,014	158,014	0	0	(88,653)	(88,653)	69,361	(73,406)	(4,045)
MYI	168,806	0	0	168,806	(58,992)	0	0	(58,992)	109,814	(112,740)	(2,926)
NGF	0	0	0	0	0	0	(3,874)	(3,874)	(3,874)	4,210	336
RBC	0	0	0	0	(124)	0	0	(124)	(124)	329	205
RYL	5,561	0	0	5,561	(1,656)	0	0	(1,656)	3,905	(4,820)	(915)
SAL	0	0	0	0	0	0	(5,820)	(5,820)	(5,820)	6,974	1,154
SCX	60,951	0	0	60,951	(111,050)	0	0	(111,050)	(50,099)	51,770	1,671
SOG	120,485	0	0	120,485	(232)	0	0	(232)	120,253	(127,770)	(7,517)
SSB	23,414	0	0	23,414	(137,364)	0	0	(137,364)	(113,950)	66,922	(47,028)
TOR	0	0	0	0	(20,061)	0	0	(20,061)	(20,061)	19,699	(362)
UAG	40,112	0	10,745	50,857	(120,416)	0	(179)	(120,595)	(69,738)	80,846	11,108

Total Over the Counter	$2,057,286	$0	$412,481	$2,469,767	$(1,407,343)	$(1,577)	$(512,254)	$(1,921,174)

(s)

Securities with an aggregate market value of $553,359 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

42	See Accompanying Notes

March 31, 2020

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$931	$931
Swap Agreements	0	4,562	0	0	276,256	280,818

	$0	$4,562	$0	$0	$277,187	$281,749

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,057,286	$0	$2,057,286
Swap Agreements	0	3,811	0	0	408,670	412,481

	$0	$3,811	$0	$2,057,286	$408,670	$2,469,767

	$0	$8,373	$0	$2,057,286	$685,857	$2,751,516

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30,598	$30,598
Swap Agreements	0	24,882	0	0	71,285	96,167

	$0	$24,882	$0	$0	$101,883	$126,765

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,407,343	$0	$1,407,343
Written Options	0	1,577	0	0	0	1,577
Swap Agreements	0	498,357	0	0	13,897	512,254

	$0	$499,934	$0	$1,407,343	$13,897	$1,921,174

	$0	$524,816	$0	$1,407,343	$115,780	$2,047,939

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,110)	$(1,110)
Written Options	0	0	0	0	11,030	11,030
Futures	0	0	0	0	(475,368)	(475,368)
Swap Agreements	0	(106,606)	0	0	(4,244,705)	(4,351,311)

	$0	$(106,606)	$0	$0	$(4,710,153)	$(4,816,759)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,299,837	$0	$2,299,837
Purchased Options	0	0	0	0	(29)	(29)
Written Options	0	22,174	0	2,174	23,949	48,297
Swap Agreements	0	186,428	0	0	522,380	708,808

	$0	$208,602	$0	$2,302,011	$546,300	$3,056,913

	$0	$101,996	$0	$2,302,011	$(4,163,853)	$(1,759,846)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$248	$248
Futures	0	0	0	0	37,839	37,839
Swap Agreements	0	(269,471)	0	0	(799,623)	(1,069,094)

	$0	$(269,471)	$0	$0	$(761,536)	$(1,031,007)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(29,871)	$0	$(29,871)
Written Options	0	(7,315)	0	(193)	(92)	(7,600)
Swap Agreements	0	(525,093)	0	0	(89,684)	(614,777)

	$0	$(532,408)	$0	$(30,064)	$(89,776)	$(652,248)

	$0	$(801,879)	$0	$(30,064)	$(851,312)	$(1,683,255)

See Accompanying Notes	43

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,945,068	$2,338,665	$5,283,733
Corporate Bonds & Notes
Banking & Finance	0	14,942,299	54,249	14,996,548
Industrials	0	7,112,896	61,126	7,174,022
Utilities	0	3,152,168	0	3,152,168
Convertible Bonds & Notes
Industrials	0	24,044	0	24,044
Utilities	0	916	0	916
Municipal Bonds & Notes
California	0	7,208	0	7,208
Illinois	0	79,579	0	79,579
Iowa	0	120	0	120
Puerto Rico	0	63,083	0	63,083
Texas	0	3,226	0	3,226
U.S. Government Agencies	0	61,686,998	0	61,686,998
U.S. Treasury Obligations	0	12,733,783	0	12,733,783
Non-Agency Mortgage-Backed Securities	0	31,938,712	2,496,097	34,434,809
Asset-Backed Securities	0	22,145,268	408,276	22,553,544
Sovereign Issues	26,900	7,101,119	0	7,128,019
Common Stocks
Communication Services	0	0	248	248
Consumer Discretionary	80,079	0	0	80,079
Energy	213	34	833	1,080
Industrials	0	0	1,232	1,232
Utilities	2,667	0	0	2,667
Warrants
Communication Services	0	134,103	0	134,103
Industrials	0	0	112	112
Preferred Securities
Banking & Finance	4,138	451,437	0	455,575
Industrials	0	164,882	7,184	172,066
Real Estate Investment Trusts
Real Estate	191,077	0	0	191,077
U.S. Treasury Obligations	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	4,083,347	0	4,083,347
Argentina Treasury Bills	0	205,615	2,080	207,695
Mexico Treasury Bills	0	41,569	0	41,569
South Africa Treasury Bills	0	655,987	0	655,987
U.S. Treasury Bills	0	489,844	0	489,844
	$305,074	$170,163,305	$5,370,102	$175,838,481

Investments in Affiliates, at Value
Common Stocks
Industrials	53,017	0	153	53,170
Short-Term Instruments
Central Funds Used for Cash Management Purposes	868,067	0	0	868,067
	$921,084	$0	$153	$921,237
Total Investments	$1,226,158	$170,163,305	$5,370,255	$176,759,718

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(14,357,858)	0	(14,357,858)
U.S. Treasury Obligations	0	(184,418)	0	(184,418)
	$0	$(14,542,276)	$0	$(14,542,276)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	931	280,687	0	281,618
Over the counter	0	2,469,506	261	2,469,767
	$931	$2,750,193	$261	$2,751,385

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(30,598)	(96,167)	0	(126,765)
Over the counter	0	(1,921,174)	0	(1,921,174)
	$(30,598)	$(2,017,341)	$0	$(2,047,939)
Total Financial Derivative Instruments	$(29,667)	$732,852	$261	$703,446

Totals	$1,196,491	$156,353,881	$5,370,516	$162,920,888

44	See Accompanying Notes

March 31, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2020:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2020 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,736,585	$665,350	$(208,292)	$1,012	$(4,096)	$(132,699)	$350,353	$(69,548)	$2,338,665	$(118,221)
Corporate Bonds & Notes
Banking & Finance	94,786	64,240	(108,749)	0	0	3,972	0	0	54,249	3,979
Industrials	5,426	82,130	(618)	1,074	(7)	(26,341)	0	(538)	61,126	(26,327)
Non-Agency Mortgage-Backed Securities	667,411	2,095,253	(11,014)	475	2,752	(92,089)	0	(166,691)	2,496,097	(79,818)
Asset-Backed Securities	1,298,377	736,322	(640,898)	339	(24,127)	(4,664)	18,656	(975,729)	408,276	(8,793)
Common Stocks
Communication Services	0	726	0	0	0	(478)	0	0	248	(478)
Energy	20,843	1,823	(3,461)	0	513	(18,638)	0	(247)	833	(989)
Financials	7,525	0	(7,357)	0	770	(938)	0	0	0	0
Health Care	147	0	0	0	0	(147)	0	0	0	(147)
Industrials	0	4,070	0	0	0	(2,838)	0	0	1,232	(2,838)
Warrants
Industrials	199	0	0	0	0	(87)	0	0	112	(87)
Materials	59	0	0	0	0	(59)	0	0	0	(59)
Preferred Securities
Banking & Finance	10	0	0	0	0	(10)	0	0	0	(10)
Industrials	11,742	1,780	0	0	0	(6,338)	0	0	7,184	(6,338)
Short-Term Instruments
Argentina Treasury Bills	0	2,336	0	4	0	(260)	0	0	2,080	(260)

	$3,843,110	$3,654,030	$(980,389)	$2,904	$(24,195)	$(281,614)	$369,009	$(1,212,753)	$5,370,102	$(240,386)

Investments in Affiliates - at Value
Common Stocks
Industrials	5,000	0	0	0	0	(4,847)	0	0	153	(4,847)

Financial Derivative Instruments - Assets
Over the counter	$1,023	$0	$(70)	$0	$31	$(723)	$0	$0	$261	$(367)

Totals	$3,849,133	$3,654,030	$(980,459)	$2,904	$(24,164)	$(287,184)	$369,009	$(1,212,753)	$5,370,516	$(245,600)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

				(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 03/31/2020	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$289,671	Discounted Cash Flow	Discount Rate	3.295	—
	232,200	Market Based Approach	Recovery Value	100.000	—
	819,659	Other Valuation Techniques(3)	—	—	—
	201,459	Proxy Pricing	Base Price	96.750 - 100.830	98.561
	4,198	Reference Instrument	Spread	$0.750	—
	791,478	Third Party Vendor	Broker Quote	63.000 - 100.250	89.530
	37,403				—
Corporate Bonds & Notes
Banking & Finance	54,249	Proxy Pricing	Base Price	110.800	—
Industrials	56,380	Other Valuation Techniques(3)	—	—	—
	4,746	Proxy Pricing	Base Price	111.050	—
Non-Agency Mortgage-Backed Securities	132,226	Other Valuation Techniques(3)	—	—	—
	17,343	Proxy Pricing	Base Price	1,297.140	—
	2,346,528	Reference Instrument	Spread	393.000-408.000 bps	399.794 bps
Asset-Backed Securities	55,105	Other Valuation Techniques(3)	—	—	—
	84,160	Proxy Pricing	Base Price	2.266—105.600	26.769
	269,011	Reference Instrument	Spread	365.000 bps	—
Common Stocks
Communication Services	248	Other Valuation Techniques(3)	—	—	—
Energy	833	Other Valuation Techniques(3)	—	—	—
Industrials	1,232	Other Valuation Techniques(3)	—	—	—
Warrants
Industrials	112	Other Valuation Techniques(3)	—	—	—
Preferred Securities
Industrials	7,184	Fundamental Valuation	Company Equity Value	$328,700,000	—
Short-Term Instruments
Argentina Treasury Bills	2,080	Other Valuation Techniques(3)	—	—	—

Investments in Affiliates - at Value
Common Stocks
Industrials	153	Other Valuation Techniques(3)	—	—	—

Financial Derivative Instruments - Assets
Over the counter	261	Other Valuation Techniques(3)	—	—	—

Total	$5,370,516

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the summary consolidated schedule of investments, of PIMCO Income Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2020, the related consolidated statements of operations and cash flows for the year ended March 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the consolidated schedule of investments (included in Item 6 of this Form N-CSR) as of March 31, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 27, 2020

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited	)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.
BCY	Barclays Capital, Inc.	FAR	Wells Fargo Bank National Association	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	FBF	Credit Suisse International	NXN	Natixis New York
BOM	Bank of Montreal	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GRE	NatWest Markets Securities Inc.	RYL	NatWest Markets Plc
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London
BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY
BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.
CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	STR	State Street FICC Repo
CEW	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	TDL	Toronto Dominion Bank London
CFR	Credit Suisse Securities (Europe) Ltd.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
CIB	Canadian Imperial Bank of Commerce	MSB	Morgan Stanley Bank, N.A	TOR	The Toronto-Dominion Bank
CSN	Credit Suisse AG (New York)	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford
DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC
DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
ARS	Argentine Peso	DKK	Danish Krone	NZD	New Zealand Dollar
AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SEK	Swedish Krona
CHF	Swiss Franc	IDR	Indonesian Rupiah	TRY	Turkish New Lira
CLP	Chilean Peso	INR	Indian Rupee	USD (or $)	United States Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	ZAR	South African Rand
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR
ARLLMONP	Argentina Blended Policy Rate	CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate
BADLARPP	Argentina Badlar Floating Rate Notes	CNREPOFIX	China Fixing Repo Rates 7-Day	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	RUONIA	Ruble Overnight Index Average
CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: June 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: June 1, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: June 1, 2020